UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04146

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JOHN HANCOCK VARIABLE INSURANCE TRUST

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

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Date of fiscal year end: 12/31

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Date of reporting period: 12/31/15

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared three annual reports to shareholders for the year ended December 31, 2015. The first report applies to 48 of the Registrant’s portfolios, the second report applies to 15 of the Registrant’s portfolios and the third report applies to 5 of the Registrant’s portfolios.

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3
Shareholder expense example	52
Summary portfolio of investments (See below for each portfolio’s page #)	59
Statements of assets and liabilities	99
Statements of operations	111
Statements of changes in net assets	123
Financial highlights	131
Notes to financial statements	150
Report of independent registered public accounting firm	204
Trustees and officers information	205
For more information	209

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
500 Index Trust B	4	59
All Cap Core Trust	5	60
Alpha Opportunities Trust	6	60
American Asset Allocation Trust	7	62
American Global Growth Trust	8	62
American Growth Trust	9	62
American Growth-Income Trust	10	62
American International Trust	11	62
American New World Trust	12	62
Blue Chip Growth Trust	13	62
Capital Appreciation Trust	14	63
Capital Appreciation Value Trust	15	64
Core Strategy Trust	16	65
Emerging Markets Value Trust	17	66
Equity Income Trust	18	67
Financial Industries Trust	19	68
Franklin Templeton Founding Allocation Trust	20	69
Fundamental All Cap Core Trust	21	69
Fundamental Large Cap Value Trust	22	70
Global Trust	23	71
Health Sciences Trust	24	72
International Core Trust	25	73
International Equity Index Trust B	26	74
International Growth Stock Trust	27	76
International Small Company Trust	28	77
International Value Trust	29	78
Lifestyle Aggressive PS Series	30	79
Lifestyle Balanced PS Series	31	80
Lifestyle Conservative PS Series	32	80
Lifestyle Growth PS Series	33	80
Lifestyle Moderate PS Series	34	80
Mid Cap Index Trust	35	80
Mid Cap Stock Trust	36	81
Mid Value Trust	37	82
Mutual Shares Trust	38	83
Real Estate Securities Trust	39	85
Science & Technology Trust	40	86
Small Cap Growth Trust	41	86
Small Cap Index Trust	42	87
Small Cap Opportunities Trust	43	88
Small Cap Value Trust	44	89
Small Company Growth Trust	45	90
Small Company Value Trust	46	91
Strategic Equity Allocation Trust	47	92
Total Stock Market Index Trust	48	93
U.S. Equity Trust	49	94
Utilities Trust	50	95
Value Trust	51	96

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each portfolio of the John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the portfolio, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the portfolio. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized blended benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided portfolio manager commentary regarding each portfolio’s performance during the year ended December 31, 2015. The views expressed are those of the portfolio managers as of December 31, 2015, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500, S&P 500, and S&P MidCap 400 Index are trademarks of The McGraw-Hill Companies, Inc. Russell 1000, Russell 2000, Russell 3000, and Russell Midcap are trademarks of Frank Russell Company. Wilshire 5000 is a trademark of Wilshire Associates. MSCI Europe, Australasia, and the Far East, EAFE, and MSCI are trademarks of MSCI. Barclays is a registered trademark of Barclays Bank PLC. Lipper is a registered trademark of Reuters S.A. None of the trusts is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the trust.

500 Index Trust B

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management
(North America))
Portfolio Managers: Brett Hyrb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) at the time of investment in (a) as a group, common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the subadvisor believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	20.4
Financials	16.3
Health care	14.9
Consumer discretionary	12.7
Consumer staples	9.9
Industrials	9.9
Energy	6.4
Utilities	3.0
Materials	2.7
Telecommunication services	2.4
Short-term investments and other	1.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the 500 Index Trust B Series NAV shares returned 1.15% and the S&P 500 Index returned 1.38%.

Environment  >  On a sector basis, returns were mixed, with gains in the consumer discretionary, health care, consumer staples, and information technology sectors offset by losses in energy, financials, industrials, and materials. The energy sector proved to be the largest detractor from returns during the period as oil prices continued their two-year rout, as ramped-up production from members of the Organization of Petroleum Exporting Countries put further downward pressure on the commodity.

The index returned 0.95% in the first quarter, with six of the 10 Global Industry Classification Standard (“GICS”) sectors producing positive returns as a stronger U.S. dollar, lower gasoline prices, strong job growth and improved consumer sentiment helped drive U.S. equity markets higher. In particular, companies less dependent on foreign sales benefited, with lower materials, energy and transportation costs improving bottom-line results. Weaker-performing sectors included utilities, energy and financials as oil prices continued to decline.

The index produced a modest gain of 0.28% in the second quarter, with five of the 10 GICS sectors generating positive returns, led by health care, consumer discretionary, and financials. American companies’ sizeable cash positions, combined with rising capital spending and dividends at multi-year highs, continued to cushion U.S. stock markets from rising geopolitical tensions in parts of the Middle East and Europe. While merger and acquisition activity in the telecommunication services and health care sectors, as well as supportive monetary policy in China and Europe, helped propel markets forward, economic uncertainty in Greece and rising volatility in Chinese stock markets late in the period were sufficient to mute returns for the quarter.

In the third quarter, the Index declined by 6.44%. Equity markets experienced significant volatility as investors became increasingly concerned about the prospects for global economic growth, the slowdown in China’s economy and the notable decline in commodity prices. Global growth forecasts were revised down after the first half of the calendar year and revised down again after the third quarter as a result of a deeper-than-expected slowdown in China and other emerging markets economies. Uncertainty in the global economic growth landscape and devaluation of the yuan by Chinese authorities served as catalysts for a correction in equity markets during this period as investors reduced exposure to risk assets.

The index generated a total return of 7.04% during the fourth and final quarter of the year, ending the year relatively flat, as equity markets staged a healthy recovery from the previous quarter’s late selloff. Global growth forecasts, revised downward during the early part of the reporting period, remained in the backdrop of the market rally as investors digested the positive signal sent by the Fed’s interest rate increase — its first in nearly 10 years.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
500 Index Trust B Series I2	1.10%	12.27%	7.06%	78.37%	97.76%
500 Index Trust B Series II2	0.86%	12.13%	6.99%	77.22%	96.49%
500 Index Trust B Series NAV	1.15%	12.31%	7.08%	78.69%	98.11%
S&P 500 Index[3,4]	1.38%	12.57%	7.31%	80.75%	102.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

All Cap Core Trust

Subadvisor: QS Investors, LLC
Portfolio Managers: Russell Shtern, CFA, Robert Wang

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing in common stocks and other equity securities within all asset classes of those included in the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	22.4
Health care	16.4
Financials	15.5
Consumer discretionary	13.5
Industrials	10.9
Consumer staples	7.7
Energy	6.7
Materials	2.1
Utilities	2.0
Telecommunication services	1.2
Short-term investments and other	1.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the All Cap Core Trust Series I shares returned 2.59% and the Russell 3000 Index returned 0.48%.

Environment  >  Domestic equity markets were up slightly during the year. Economic strength indicators and the economic outlook deteriorated somewhat, while liquidity trends eased. There was also an increase in market volatility. As the year concluded, prices continued to track fundamentals normally, without pushing valuations to excessive levels. Risk aversion increased in our equity and fixed income factors.

Our U.S. equity model seeks to add value through factor selection, by over- and under-weighting systematic characteristics such as market sentiment, valuation, quality, and stability of earnings and cash flows. We obtain exposure to these characteristics by buying a basket of stocks so as to diversify individual stock risk, as we do not use a bottom up approach to identify individual company stocks. Thus, the contributions from individual stocks, in general, tend to be small.

The strategy outperformed its benchmark for the year, with growth and sentiment factors significantly adding to performance, mainly hinging on price momentum and analyst revision. Valuation factors added marginally to outperformance, with positive contribution from earnings and sales ratios. Stability and quality factors detracted from performance, with the largest negative contribution coming from the price volatility factor.

As of December 31, 2015, the trust’s weight in the price momentum factor has been reduced, in favor of a higher weight to quality and stability factors. The value, growth and stability factors together accounted for 75% of model weight as of year-end, in roughly even amounts. The most attractive individual factors under these conditions are earnings before interest, taxes, depreciation, and amortization - or EBITDA - to enterprise value, analyst revisions, and earnings quality.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
All Cap Core Trust Series I	2.59%	12.08%	6.21%	76.85%	82.65%
All Cap Core Trust Series II	2.36%	11.85%	5.99%	75.03%	79.00%
All Cap Core Trust Series NAV	2.64%	12.13%	6.26%	77.23%	83.50%
Russell 3000 Index[2,3]	0.48%	12.18%	7.35%	77.64%	103.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Alpha Opportunities Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Kent M. Stahl, CFA, Gregg R. Thomas, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term total return by investing at least 65% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), real estate investment structures (including Real Estate Investment Trusts), convertible securities, preferred stock, private placements, convertible preferred stock, rights and warrants. The trust may invest in options on listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or options linked to, emerging market issuers or indexes.

The trust may invest up to 35% of its total assets in the securities of foreign issuers and foreign currency denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	19.4
Health care	17.2
Information technology	17.1
Industrials	15.1
Consumer discretionary	12.0
Consumer staples	6.4
Energy	5.0
Materials	4.4
Utilities	1.5
Telecommunication services	0.4
Short-term investments and other	1.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Alpha Opportunities Trust Series NAV shares declined 0.03% and the Russell 3000 Index returned 0.48%.

Environment  >  U.S. stocks retreated briefly early in 2015, but then reached new all-time highs shortly thereafter. The market pulled back in early March as soft manufacturing data, potential currency- and oil-related earnings headwinds, and valuation concerns weighed on investors’ minds. In the second half, while the U.S. economy remained on solid footing, the growth slowdown in China and its implications for global commerce fueled investor anxiety. During August and September, the market remained extremely volatile and experienced its first correction since October 2011. Oil prices and the energy sector as a whole remained extremely volatile. After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate.

Five out of ten sectors of the Russell 3000 Index posted gains for the year. The health care, consumer discretionary, and consumer staples were the top-performing sectors, while the energy and materials sectors declined the most.

The trust underperformed during the period, driven by weak stock selection within the industrials and information technology sectors. Sector allocation, a by-product of our bottom-up stock selection process, detracted due to an underweight to consumer staples and an overweight to the industrials sector. Top relative detractors included semiconductor producer Micron Technology, Inc. and oil and natural gas company Southwestern Energy Company.

Partially offsetting negative results was the trust’s overweight to, and security selection within, the health care and consumer discretionary sectors. On a regional basis, the trust’s exposure to North America and developed Europe aided relative results. Top relative contributors included pharmaceutical company TherapeuticsMD, Inc., e-commerce and cloud computing company Amazon.com, Inc., and pharmaceutical company Bristol-Myers Squibb Company.

At the end of the period the trust was most overweight the industrials, health care, and materials sectors relative to the benchmark. The information technology, consumer staples, and telecommunications services sectors were the trust’s largest underweights. The largest changes in positioning included a shift from an underweight to overweight in financials and reducing the trust’s overweight to an underweight in information technology.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Alpha Opportunities Trust Series I2	0.00%	10.29%	—	12.32%	63.17%	—	131.83%
Alpha Opportunities Trust Series NAV (began 10/7/08)	–0.03%	10.35%	—	12.38%	63.59%	—	132.63%
Russell 3000 Index[3,4]	0.48%	12.18%	—	12.14%	77.64%	—	129.09%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is June 2, 2009. For periods prior to this date, the performance shown links the performance of the Series NAV shares, which have lower expenses than Series I. Had the performance prior to June 2, 2009 reflected Series I expenses, performance would be lower.

3	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Asset Allocation Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, J. David Carpenter, David A. Daigle, Jeffrey T. Lager, James R. Mulally, Eugene P. Stein

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The trust invests all of its assets in Class 1 shares of its master fund, the Asset Allocation FundSM, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds, and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by a Nationally Recognized Statistical Rating Organization designated by the fund’s investment advisor or unrated but determined to be of equivalent quality by the fund’s investment advisor).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Common stocks	66.1
U.S. Government & Agency obligations	11.3
Corporate bonds	8.0
Collateralized mortgage obligations	4.5
Asset backed securities	0.4
Foreign government obligations	0.2
Short-term investments and other	9.5

*	The weightings represent the holdings of the American Asset Allocation Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the American Asset Allocation Trust Series II shares returned 0.91% and a blend of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index, returned 1.28%.

Environment  >  The trust is a mix of stocks and bonds. The S&P 500 Index, the benchmark for the fund’s equity holdings, gained 1.38% over the period, while the Barclays U.S. Aggregate Bond Index, which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 0.55%. As noted, the blended index advanced 1.28%.

U.S. stocks ended the year only modestly higher despite the S&P 500 Index climbing to an all-time high in May as concerns about the outlook for global economic growth, lagging corporate earnings, and declining commodity prices weighed on economically sensitive sectors. Bonds advanced modestly as investors awaited the Fed’s much anticipated rate hike, which was announced in December.

Not surprisingly, the trust’s weakest sectors on both an absolute and relative basis were energy and materials. The trust’s fixed-income holdings lagged the index. Commodity-related U.S. high-yield corporate bonds struggled, particularly toward year-end. The trust had double-digit gains across consumer discretionary, consumer staples, information technology and healthcare, outpacing the index in each sector on a relative basis. The trust’s portfolio managers slightly trimmed stock holdings, ending the year with 66.1% of assets in equities, down from 67.5% a year ago.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
American Asset Allocation Trust Series I2	1.06%	8.86%	6.15%	52.90%	81.61%
American Asset Allocation Trust Series II3	0.91%	8.71%	5.92%	51.80%	77.69%
American Asset Allocation Trust Series III[4]	1.34%	9.24%	6.49%	55.54%	87.49%
S&P 500 Index[5,8]	1.38%	12.57%	7.31%	80.75%	102.42%
Barclays U.S. Aggregate Bond Index[6,8]	0.55%	3.25%	4.51%	17.32%	55.52%
Blended Index[7,8]	1.28%	8.95%	6.48%	53.48%	87.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is April 28, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to April 28, 2008 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests. The performance of the Class 1 shares of the Asset Allocation Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Asset Allocation Trust. The inception date for Class 1 shares of the Asset Allocation Fund is August 1, 1989.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

6	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

7	The blended index is 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Global Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Patrice Collette, Isabelle de Wismes, Galen Hoskin, Jonathan Knowles

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, the Global Growth FundSM, a series of American Funds Insurance Series. The Global Growth Fund invests primarily in common stocks of companies located around the world that the advisor believes have potential for growth. As a fund that seeks to invest globally, the Global Growth Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Global Growth Fund seeks to invest at least 30% of its net assets in issuers outside the United States. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	21.9
Consumer discretionary	20.5
Health care	19.9
Financials	13.0
Consumer staples	7.8
Industrials	5.7
Energy	2.9
Telecommunication services	2.5
Materials	1.0
Utilities	0.4
Short-term investments and other	4.4

*	The weightings represent the holdings of the American Global Growth Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the American Global Growth Trust Series II shares returned 6.50% and the MSCI AC World Index declined 1.84%.

Environment  >  U.S. growth has been the strongest anchor in the global economy, whereas China has slowed as it shifts from industrialization to consumption. Meanwhile, Europe and Japan appear to be at the start of economic recoveries. This bodes well for emerging markets, which have been struggling.

Strong selection within consumer discretionary holdings boosted the trust’s results relative to the index, led by The Home Depot, Inc. and Internet retailing giant, Amazon.com, Inc. Health care stocks were also large contributors, highlighted by Denmark’s Novo Nordisk A/S, also U.S.-based biopharmaceutical company, Regeneron Pharmaceuticals, Inc., which has demonstrated a record of strong sales for medication that treats blindness-causing retinal conditions. Information technology stocks also buoyed returns, most notably Japanese electronics and video game company, Nintendo Company, Ltd.

Geographically, stocks of companies domiciled in the U.S., Denmark and Japan were additive to results, while stocks based in The Netherlands and Germany lagged.

Earnings may not grow as fast in the U.S. because profit margins are currently at high levels. In contrast, European and Japanese stocks have anticipated a recovery, but earnings have been disappointing. As a result, the exciting opportunities we see are actually individual stock stories that can benefit from being in that part of the market where there is earnings growth from companies that offer high-quality, branded products.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
American Global Growth Trust Series I2	6.64%	9.16%	7.53%	55.03%	106.67%
American Global Growth Trust Series II3	6.50%	9.01%	7.34%	53.92%	103.09%
American Global Growth Trust Series III[4]	7.02%	9.54%	7.92%	57.73%	114.20%
MSCI AC World Index[5,7]	–1.84%	6.66%	5.31%	38.02%	67.75%
Lipper Global Fund Index[6,7]	–1.15%	6.14%	4.80%	34.70%	59.77%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 5, 2010. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to November 5, 2010 reflected the expenses of Series I shares, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests. The performance of the Class 1 shares of the Global Growth Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Global Growth Trust. The Class 1 shares of the Global Growth Fund were first issued on April 30, 1997.

4	The inception date Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Global Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global developed and emerging markets.

6	The Lipper Global Fund Index consists of the 30 largest funds in the Lipper peer category that invest at least 25% of their portfolio in securities traded outside of the U.S. and may own U.S. securities as well.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Donnalisa Parks Barnum, Gregory D. Johnson, Michael T. Kerr, Ronald B. Morrow, Andraz Razen, Alan J. Wilson

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, the Growth FundSM, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer discretionary	22.5
Information technology	21.3
Health care	17.2
Financials	13.0
Consumer staples	8.8
Industrials	6.2
Energy	5.8
Materials	1.3
Telecommunication services	0.6
Utilities	0.2
Short-term investments and other	3.1

*	The weightings represent the holdings of the American Growth Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the American Growth Trust Series II shares returned 6.35% and the S&P 500 Index returned 1.38%.

Environment  >  The U.S. economy continued to show modest improvement but, compared to the major economies around the world, was a clear leader in its growth. China’s economy experienced a slowdown, and most of the euro zone countries had little or no economic growth. The U.S. consumer and retail economy outpaced the industrial economy for the year.

The trust’s strong results relative to the S&P 500 Index were largely brought about by strong stock selection within consumer discretionary holdings, most notably Amazon.com, Inc. and the Home Depot, Inc. The health care sector has continued to be an important area for the fund with solid appreciation in companies such as American pharmaceutical company, Incyte Corp., U.S.-based biotechnology firm, Regeneron Pharmaceuticals, Inc., and Hologic, Inc., a developer, manufacturer and supplier of diagnostic and medical imaging systems within women’s health.

While the trust has reduced its exposure to energy and materials, those two sectors still were a drag on results. With the U.S. dollar remaining very strong, the trust was affected by modest investments made outside the U.S.

The trust’s portfolio managers are cautious on the U.S. economy. Credit issues are still more concerning. The debt of many energy-related companies will hamper some financial institutions, and the drop in oil prices is likely to have some impact on the overall economy. That said, the general corporate business environment seems healthy, with overall balance sheets in good shape, and we believe the U.S. market could lead many other global markets again in 2016.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
American Growth Trust Series I	6.44%	10.82%	6.53%	67.15%	88.23%
American Growth Trust Series II	6.35%	10.66%	6.38%	65.93%	85.57%
American Growth Trust Series III[2]	6.87%	11.21%	6.84%	70.11%	93.84%
S&P 500 Index[3,4]	1.38%	12.57%	7.31%	80.75%	102.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Growth-Income Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: J. Blair Frank, Claudia P. Huntington, Donald D. O’Neal, William L. Robbins, Dylan Yolles

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide growth of capital and income. The trust invests all of its assets in Class 1 shares of its master fund, the Growth-Income FundSM, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that the Growth-Income Fund’s investment advisor believes demonstrate the potential for appreciation and/or dividends. Although the Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. The Growth-Income Fund is designed for investors seeking both capital appreciation and income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	16.9
Health care	16.6
Consumer discretionary	13.8
Financials	10.0
Industrials	8.9
Consumer staples	8.9
Energy	7.3
Materials	6.1
Telecommunication services	2.6
Utilities	1.1
Short-term investments and other	7.8

*	The weightings represent the holdings of the American Growth-Income Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the American Growth-Income Trust Series II shares returned 0.96% and the S&P 500 Index returned 1.38%.

Environment  >  The U.S. economy slowly improved, yet at a less robust rate than investors might have hoped for in a normal post-recession recovery. The U.S. Federal Reserve raised the federal funds interest rate (by 25 basis points) for the first time in nine years, setting the stage for gradually tightening monetary policy going forward for some time. Europe remains challenged by high debt levels in the eurozone and by weak growth. China experienced an economic slowdown, which rattled global stock markets beginning in August.

The industrial economy was weak as the price of oil and commodities dipped. Energy, industrials and materials were the three weakest sectors and Brazilian metals and mining corporation, Vale SA, was among the detractors.

Consumer discretionary stocks led the way for the fund as Amazon.com, Inc. and streaming media leader, Netflix, Inc. each gained triple-digits for the year. Alphabet, Inc. (parent of Google) was a strong stock within information technology as it continues to dominate Internet search, while Yahoo!, Inc. offset gains. Health care investments also did well, with Gilead Sciences, Inc. contributing to results.

Some signs of weakness in the U.S. economy have appeared, such as declining activity in the transportation and industrial sectors; and while this could be a seasonal disappointment, it could also be something more significant. However should this eventually result in increased volatility, it can give the trust’s portfolio managers an opportunity to invest in companies with more favorable valuations for the long term.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
American Growth-Income Trust Series I	1.11%	11.19%	6.27%	69.97%	83.78%
American Growth-Income Trust Series II	0.96%	11.03%	6.12%	68.72%	81.05%
American Growth-Income Trust Series III[2]	1.46%	11.57%	6.65%	72.90%	90.39%
S&P 500 Index[3,4]	1.38%	12.57%	7.31%	80.75%	102.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth-Income Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American International Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: L. Alfonso Barroso, Sung Lee, Jesper Lyckeus, Christopher M. Thomsen

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, the International FundSM, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States including in companies domiciled in developing countries, that the advisor believes have the potential for growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	20.1
Information technology	13.2
Health care	12.4
Consumer discretionary	12.3
Industrials	10.4
Consumer staples	7.1
Utilities	5.1
Materials	4.9
Telecommunication services	2.8
Energy	2.6
Short-term investments and other	9.1

*	The weightings represent the holdings of the American International Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the American International Trust Series II shares declined 4.98% and the MSCI AC World ex U.S. Index declined 5.25%.

Environment  >  China had a significant slowdown and many commodity-dependent countries such as Malaysia, Indonesia and Brazil struggled. India held up better than most emerging markets as its economy is less dependent on commodities, however, infrastructure investments are key to sustaining that economy. The eurozone had slight improvement helped by actions of the European Central Bank, which continued to maintain accommodative monetary policies to spur growth. Countries in the periphery of Europe, such as Ireland and Italy, improved significantly but there were growth concerns elsewhere in Europe. Domestically-oriented companies in Japan finally had some pricing power after many years of deflation.

The trust did well to avoid some of the worst-returning financials stocks. E-commerce and Internet related stocks also generally did well, especially Tencent Holdings, Ltd. a Chinese Internet, mobile phone, and telecommunications company. Stocks in companies domiciled in Canada and China helped relative results (the former because of a lower concentration). Holdings based in Hong Kong detracted, as did stocks of companies based in Japan because of a lower exposure than the index. Consumer discretionary stocks also lagged, held back most by Volkswagen AG.

The market is ultra-focused and concerned about China, and growth is slowing and volatile as it transitions from an industrial-based to a service-based economy. We begin the year from a fairly high base in terms of valuations especially in the U.S. In Europe, there likely will be steady improvement as long as monetary standards stay loose. Stocks that offer continuing growth and sustainable yield are at a huge premium as investors continue to seek them out.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
American International Trust Series I	–4.82%	2.39%	3.43%	12.56%	40.12%
American International Trust Series II	–4.98%	2.25%	3.28%	11.79%	38.03%
American International Trust Series III[2]	–4.54%	2.75%	3.72%	14.53%	44.15%
MSCI AC World ex US Index[3,5]	–5.25%	1.51%	3.38%	7.78%	39.43%
MSCI EAFE Index[4,5]	–0.39%	4.07%	3.50%	22.07%	41.09%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American International Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	The MSCI AC World ex US Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets, excluding the United States of America.

4	The MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American New World Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Nicholas J. Grace, F. Galen Hoskin, Carl M. Kawaja, Robert H. Neithart,

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term capital appreciation. The trust invests all of its assets in Class 1 shares of its master fund, the New World Fund®, a series of American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the advisor believes have potential of providing capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer discretionary	16.7
Information technology	16.3
Financials	13.0
Health care	9.4
Consumer staples	9.0
Industrials	5.7
Energy	5.1
Telecommunication services	2.3
Materials	2.2
Utilities	1.5
Short-term investments and other	18.8

*	The weightings represent the holdings of the American Growth Trust, a fund of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the American New World Trust Series II shares declined 3.73% and the MSCI AC World Index declined 1.84%.

Environment  >  The U.S. economy was stronger relative to the rest of the world, due in part to an innovation wave in biotechnology and the success of innovative Internet companies such as Amazon.com, Inc., Alphabet, Inc. (Google’s parent), and Facebook, Inc. Too much debt in Europe hindered growth. The strength of the U.S. dollar and the slowdown in China — particularly in industrials — put tremendous pressure on commodities. However, the service side was not affected, which is partly why Internet stocks did well.

Stocks of companies based in Brazil and the U.S. lagged, while holdings of companies headquartered in China and Denmark buoyed returns. We anticipated that China would slow more than expected, so the trust avoided many mining and oil stocks, which would have further hurt relative performance. Energy holdings dragged primarily because of the decline in oil with Petroleo Brasileiro SA as a top detractor. Information technology stocks boosted results because of effective stock selection, helped by Murata Manufacturing Company, Ltd. Also beneficial was the trust’s continuing high exposure to Internet stocks, particularly Chinese Internet firms. The trust limited exposure to emerging markets, while staying within developing market investment objectives.

The investing climate likely will be a continuation of the same that prevailed last year. We are cautious about China and high debt loads among many countries in Europe. The fund’s portfolio managers continue to strive to be as certain as possible as to the fundamental outlook for the stocks we own.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
American New World Trust Series I2	–3.66%	–0.28%	5.63%	–1.40%	72.94%
American New World Trust Series II3	–3.73%	–0.42%	5.43%	–2.06%	69.71%
American New World Trust Series III[4]	–3.24%	0.07%	6.00%	0.37%	79.05%
MSCI AC World Index[5,6]	–1.84%	6.66%	5.31%	38.02%	67.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is May 6, 2009. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of the New World Fund, a series of American Fund Insurance Series and the master fund in which the American New World Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to May 6, 2009 reflected the expenses of Series I shares, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests. The performance of the Class 1 shares of the New World Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American New World Trust. The inception date for Class 1 shares of the New World Fund is June 17, 1999.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American New World Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization weighted index that is designed to measure equity performance in global developed and emerging markets.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Blue Chip Growth Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide long-term growth of capital with current income as a second objective. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large and medium-sized blue chip growth companies that, in the subadvisor’s view, are well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	28.2
Consumer discretionary	26.0
Health care	25.3
Industrials	9.8
Financials	6.1
Consumer staples	2.6
Materials	1.2
Energy	0.3
Short-term investments and other	0.5

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2015, the Blue Chip Growth Trust Series I shares returned 11.06% and the S&P 500 Index returned 1.38%.

Environment  >  Major U.S. stock indexes were narrowly mixed in 2015. In the first part of the year, equities benefited from steady economic and employment growth. Large-cap U.S. indexes reached their highest levels of the year in May, while smaller-cap benchmarks peaked about one month later. During the summer, global equities fell sharply in response to a plunge in Chinese stocks, which stemmed from its decelerating economy. Growth stocks outpaced value shares, while large-cap shares generally outperformed small-caps, as measured by Russell indexes.

Overall, stock selection was the primary reason for relative outperformance, but sector weighting was also notably positive. Consumer discretionary was the leading relative contributor. This was mainly driven by stock selection, but significant overweighting of the strongest-performing sector in the benchmark also aided results. Amazon.com, Inc. continued to improve operating leverage in its core retail business throughout the year and reported impressive results with sharp acceleration in revenue and margins in its Amazon Web Services cloud-computing unit.

The information technology sector outperformed, largely on stock selection. Shares of Alphabet, Inc., the new holding company of Google, rose on strong earnings. The market was also encouraged by the new focus on expense discipline and the company’s decision to restructure itself so that its core search business will be separated from its various projects, which should add a welcomed layer of transparency to earnings reports. Alphabet also instituted its first-ever share buyback program.

The industrials sector was the largest detractor, mainly due to stock selection. American Airlines Group, Inc. performed well early in 2015, but the stock began experiencing difficulty toward the end of the second quarter due to concerns that industry-wide discipline to limit capacity may not remain in effect, which would hurt pricing power and reduce revenue. Shares of aerospace parts manufacturer Precision Castparts Corp. declined early in 2015 after the company reported earnings that missed analysts’ expectations and cautioned that the falling demand for oil may continue to negatively affect the company. Later in the year, Berkshire Hathaway, Inc. announced its intention to purchase the company at a significant premium. Given the stock’s runup on that news, we elected to eliminate our position. Consumer staples underperformed, mostly due to significant underweighting against the benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I	11.06%	15.49%	9.25%	105.47%	142.14%
Blue Chip Growth Trust Series II	10.83%	15.26%	9.03%	103.46%	137.29%
Blue Chip Growth Trust Series NAV	11.13%	15.55%	9.30%	105.97%	143.29%
S&P 500 Index[2,3]	1.38%	12.57%	7.31%	80.75%	102.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Capital Appreciation Trust

Subadvisor: Jennison Associates LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros (Sig) Segalas

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 65% of the trust’s total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadvisor believes to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	39.3
Consumer discretionary	30.3
Health care	17.1
Consumer staples	4.4
Financials	4.1
Industrials	1.8
Materials	1.4
Energy	1.2
Short-term investments and other	0.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Capital Appreciation Trust Series I shares returned 11.46% and the Russell 1000 Growth Index returned 5.67%.

Environment  >  Weak energy prices, a strong U.S. dollar, and slowing growth in China were key influences on the global economic landscape in 2015. The long-awaited hike in the fed funds rate came in December, with the Federal Reserve indicating that further increases would be gradual and contingent on continued economic growth. A Chinese market correction and the ensuing devaluation of the yuan heightened skepticism about the reported strength of the world’s second-largest economy. Economic activity in Europe remained anemic but showed signs of improving. These factors, along with uncertainty through much of the period about the timing of monetary tightening in the U.S. contributed to volatility in financial markets.

Consumer discretionary stocks contributed significantly to performance. In internet retail, investors increasingly appreciated Amazon.com, Inc.’s strong execution, long-term revenue growth, margin-expansion potential, and cloud infrastructure opportunities. Netflix Inc.’s strong subscriber growth reflected the appeal of the company’s original programming. In restaurants, Starbucks Corp.’s strong brand and innovation in mobile and loyalty programs have driven customer engagement and robust sales. In apparel, Nike, Inc. generated impressive earnings, revenue, and gross margins on the strength of its execution and the Nike brand across product categories.

In information technology, Alphabet, Inc.’s (Google’s parent) dominant position in internet search has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors. We like its solid competitive position, strong advertising revenue, and YouTube monetization opportunities. Facebook, Inc. has successfully implemented its mobile interface, and revenue generation from both mobile and desktop applications has improved. Another technology stock, Alibaba Group Holding, Ltd., hurt performance as changes in keyword search and the migration to mobile-device-based transactions posed transitional challenges. We believe Alibaba offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

Health care companies have been strong positive contributors to the trust’s return for several years. We trimmed or eliminated select positions as our investment theses were realized but continue to own a number of pharmaceutical and biopharmaceutical companies, including Bristol-Myers Squibb Company and Regeneron Pharmaceuticals, Inc., that are developing novel therapies for cancer, macular degeneration, and other serious conditions. Slowing global growth affected the industrials sector and commodities markets. In industrials, Canadian Pacific Railway, Ltd. was hurt by lower volumes of a variety of commodities being shipped on its rail line; we eliminated the position. We also closed the position in exploration and production company EOG Resources, Inc., which was pressured by falling energy prices.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Trust Series I	11.46%	14.28%	8.31%	94.92%	122.23%
Capital Appreciation Trust Series II	11.17%	14.05%	8.09%	92.94%	117.73%
Capital Appreciation Trust Series NAV	11.48%	14.33%	8.36%	95.32%	123.27%
Russell 1000 Growth Index[2,3]	5.67%	13.53%	8.53%	88.64%	126.81%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Capital Appreciation Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the trust’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures, and options. The trust may invest up to 20% of its total assets in foreign securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Common stocks	60.7
Corporate bonds	17.6
Term loans	4.6
Preferred securities	2.4
Asset backed securities	0.1
Short-term investments and other	14.6

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2015, the Capital Appreciation Value Trust Series I shares returned 5.28% and the S&P 500 Index returned 1.38%.

Environment  >  After a volatile year, the S&P 500 Index finished 2015 in positive territory. Equities benefited from steady economic and employment growth; generally favorable corporate earnings outside of the energy sector, which has been hammered by plummeting oil prices since mid-2014; increased merger activity; and aggressive stimulus measures by central banks in Europe and Asia. Sector performance was widely mixed with the consumer discretionary sector a top performer, while the energy sector finished down significantly.

The trust outperformed the all-equity S&P 500 Index in 2015. Equity holdings drove performance and outpaced the S&P 500 Index. The trust’s fixed income holdings also posted a positive return during the one-year period, slightly outperforming the Barclays U.S. Aggregate Bond Index.

Within equities, the health care sector drove relative outperformance due to stock selection and a sizable overweight position. Within the sector, Cigna Corp. (sold), Thermo Fisher Scientific, Inc., and Allergan PLC helped results. Conversely, the consumer discretionary sector detracted from relative returns due to stock selection and an underweight position. Within the sector, Johnson Controls, Inc. hindered results.

We marginally reduced our equity weight on strength during the year, as we trimmed certain positions within the consumer discretionary, health care, and information technology sectors. We also added to select holdings in industrials and financials sectors on weakness. Given the rising valuations in equities and considering how far we are into an economic expansion, our outlook is cautious. However, we anticipate tailwinds from declines in the euro and yen, and oil prices will begin to stabilize, potentially fueling modest acceleration in earnings growth.

Our overall fixed income weight declined over the year, as we trimmed select high yield (generally bonds rated BB or lower) and bank loans and added to investment-grade corporate bonds. High yield bonds continued to decline amid weakness among energy companies as oil prices tumbled. Regardless of the recent volatility, high yield remains our largest fixed income asset class, and we tend to invest in the highest-quality high yield bonds. Our decrease in high yield during the period was largely a function of trying to reduce our overall duration in order to provide protection from rising rates. The trust increased its balance of short-term investments, including cash.

During the year, the trust used futures and options, including covered calls, to gain exposure to certain sectors and securities. In addition to achieving the desired exposure, these derivatives had a modest favorable impact on the trust’s performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Capital Appreciation Value Trust Series I (began 4/28/08)	5.28%	11.30%	—	8.27%	70.80%	—	84.10%
Capital Appreciation Value Trust Series II (began 4/28/08)	5.10%	11.08%	—	8.04%	69.12%	—	81.22%
Capital Appreciation Value Trust Series NAV (began 4/28/08)	5.27%	11.35%	—	8.30%	71.17%	—	84.61%
S&P 500 Index[2,3]	1.38%	12.57%	—	7.40%	80.75%	—	72.98%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Core Strategy Trust

Subadvisors: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management) andJohn Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, CFA,* Nathan Thooft, CFA
* Retired 1/1/16

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing approximately 70% of its total assets in equity securities and underlying funds which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and underlying funds which invest primarily in fixed-income securities. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Underlying Funds*	% of Total
Affiliated Investment Companies	100.0
Equity	69.9
Fixed Income	30.1

*	Underlying funds as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Core Strategy Trust Series II shares declined 0.37% and a blend of 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index, returned 1.34%.

Environment  >  Thanks to a robust October rally, U.S. stocks performed relatively well in the final quarter of 2015 against the backdrop of a somewhat disappointing year. Several factors kept share prices from making much upward headway through the first seven months of the year, including weak commodity prices, the slow U.S. economic recovery, and worry about emerging markets, particularly Greece and China. Emerging markets (EM) had a disappointing year, hampered by weak economic growth, falling commodity prices and adverse currency movements. Ongoing supply/demand imbalance in the crude oil market hurt major exporters of that commodity in the EM world, such as Russia and Brazil.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. treasury securities periodically benefited from their status as safe-haven investments, but a surging U.S. dollar threatened the profits of multinational corporations. Downward pressure on yields was offset by some data indicating the U.S. economic recovery remained on track. Further down the quality scale, high-yield bonds performed relatively poorly, partly reflecting the challenging conditions for energy companies, which make up a sizable portion of high-yield issuers.

Allocations within the trust are dedicated to underlying funds JHVIT Strategic Equity Allocation Trust and JHVIT Bond Trust. JHVIT Strategic Equity Allocation Fund accounts for 100% of equity exposure. JHVIT Bond Trust accounts for 100% of the fixed income exposure. JHVIT Strategic Equity Allocation Fund declined slightly. Performance was driven by its asset class positioning. On a geographic basis, U.S. large-capitalization equities were the top contributor to the underlying fund’s performance. Allocations to U.S. mid- and small-cap equities detracted from the underlying fund’s relative performance. Allocations to developed market international equities were a relative detractor as the MSCI EAFE Index trailed the S&P 500 Index. The Bond Trust was slightly behind the Barclays U.S. Aggregate Index.

We believe 2016 will likely be characterized by below-average equity and fixed-income returns, and heightened volatility. U.S. equities could face headwinds from decelerating earnings momentum, an inventory overhang, margin pressures and the risk that another U.S. dollar spike would pressure earnings even more. For all developed markets, risk factors include high debt and geopolitical tension in the Middle East and offshore China.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Core Strategy Trust Series I2	–0.11%	7.33%	—	5.35%	42.43%	—	67.35%
Core Strategy Trust Series II (began 2/10/06)	–0.37%	7.12%	—	5.20%	41.02%	—	65.09%
Core Strategy Trust Series NAV[3]	–0.06%	7.37%	—	5.39%	42.72%	—	68.04%
S&P 500 Index[4,8]	1.38%	12.57%	—	7.24%	80.75%	—	99.55%
Barclays U.S. Aggregate Bond Index[5,8]	0.55%	3.25%	—	4.57%	17.32%	—	55.63%
Blended Index 1[6,8]	1.34%	9.87%	—	6.70%	60.07%	—	89.88%
Blended Index 2[7,8]	0.55%	7.95%	—	5.90%	46.62%	—	76.29%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I shares is April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to April 28, 2008 reflected Series I expenses, performance would be higher.

3	The inception date of Series NAV shares is April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 28, 2008 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded common stocks.

5	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The Blended Index 1 is 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index.

7	Blended Index 2 is 49% Russell 3000 Index, 21% MSCI EAFE Index, and 30% Barclays U.S. Aggregate Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Emerging Markets Value Trust

Subadvisor: Dimensional Fund Advisors, LP
Portfolio Managers: Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray, Karen E. Umland, CFA, Daniel Ong, Bhanu P. Singh

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets, which are designated from time to time by the subadvisor.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	33.7
Materials	14.1
Energy	12.6
Industrials	11.8
Consumer discretionary	9.7
Information technology	8.2
Consumer staples	4.2
Telecommunication services	2.5
Utilities	2.3
Health care	0.5
Short-term investments and other	0.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Emerging Markets Value Trust Series NAV shares declined 19.05% and the MSCI Emerging Markets Index declined 14.60%.

Environment  >  In U.S. dollar terms, emerging markets posted negative returns for the year, trailing both the U.S. and non U.S. developed markets. The U.S. dollar appreciated against all emerging markets currencies, especially the Brazilian real and South African rand. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of emerging markets. The materials sector and real estate investment trusts (REITs) were the weakest-performing areas; the healthcare sector was the strongest (albeit still weak) for the year.

The various MSCI indexes demonstrate the variances of 2015: Along the market capitalization dimension, small caps (MSCI Emerging Markets Small Cap) outperformed large caps (MSCI Emerging Markets Large Cap) for the year. Along the relative price dimension, large value stocks (MSCI Emerging Markets Large Cap Value) underperformed large growth stocks (MSCI Emerging Markets Large Cap Growth) and small value stocks (MSCI Emerging Markets Small Cap Value) underperformed small growth stocks (MSCI Emerging Markets Small Cap Growth). Along the profitability dimension, the top quartile of most profitable stocks outperformed the bottom quartile of least profitable stocks among both large caps and small caps (MSCI Emerging Markets and MSCI Emerging Markets Small Cap, excluding REITs and highly regulated utilities).

Emerging markets value stocks performed relatively poorly during the period. Consequently, the trust’s greater allocation to these stocks detracted from relative performance when compared to the style-neutral MSCI Emerging Markets Index. The underperformance of value-oriented stocks was slightly offset by the trust’s exposure to smaller cap stocks, which are not held in the Index, as these securities outperformed and contributed positively to relative performance. A greater allocation to materials and energy stocks, and a lesser allocation to information technology also detracted from relative performance. In contrast, the trust’s greater allocation to value stocks in financials contributed to relative performance. At the country level, a lesser allocation to Russia detracted from relative performance, as Russia outperformed.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Emerging Markets Value Trust Series I (began 5/1/07)	–19.08%	–8.54%	—	–1.04%	–36.01%	—	–8.68%
Emerging Markets Value II2	–19.06%	–8.50%	—	–1.00%	–35.87%	—	–8.34%
Emerging Markets Value Trust Series NAV (began 5/1/07)	–19.05%	–8.50%	—	–1.00%	–35.86%	—	–8.33%
MSCI Emerging Markets Index[3,4]	–14.60%	–4.47%	—	0.42%	–20.45%	—	3.72%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is May 27, 2015. The performance shown links the performance of Series NAV Shares, which have lower expenses than Series II Shares. Had the performance prior to May 27, 2015 reflected Series II expenses, performance would be lower.

3	The MSCI Emerging Markets Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Equity Income Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers, CFA, CIC, John D. Linehan

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide substantial dividend income and also long-term growth of capital. The trust invests at least 80% of its total net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	24.9
Industrials	12.6
Information technology	11.7
Energy	10.6
Consumer discretionary	9.9
Health care	9.4
Utilities	7.6
Materials	4.5
Consumer staples	3.8
Telecommunication services	3.1
Short-term investments and other	1.9

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2015, the Equity Income Trust Series I shares declined 6.75% and the Russell 1000 Value Index declined 3.83%.

Environment  >  The Russell 1000 Value Index posted a negative return for the year. The energy and materials sectors were the index’s weakest performers over the period. The health care and telecommunication services sectors had positive results and delivered the index’s strongest returns.

The health care sector was a notable detractor from relative returns due to an underweight allocation and stock selection. GlaxoSmithKline PLC underperformed after a poor year of execution in trying to get its new respiratory treatments reimbursed by health insurance plans. We added to our stake on weakness, given the pharmaceutical company’s attractive dividend yield and potential for increased prescription sales in its respiratory products.

Stock selection and an overweight allocation in the consumer discretionary sector also hindered relative results. Within the sector, Macy’s, Inc. struggled over the year from disappointing top-line growth driven by lower traffic at its highly profitable flagship stores and from slower growth in its core handbags and accessories businesses. Although the department store generates significant free cash flow and management is focused on reducing expenses, we continue to evaluate the company. Shares of Staples, Inc. declined amid concerns of antitrust objections from the Federal Trade Commission (FTC) regarding the company’s proposed Office Depot acquisition. With the FTC investigation still ongoing, we reduced our position and we continue to evaluate the company.

Conversely, stock selection in the information technology sector contributed to relative performance. Within the sector, Harris Corp. has seen healthy levels of international demand for its tactical radios, as multiple countries have upgraded their defense departments’ communication systems. Although we have trimmed our stake on strength, we continue to like Harris as it is well positioned as a defense supplier, and we believe that its acquisition of Exelis, Inc. earlier in 2015 should result in significant synergies while increasing its product portfolio. Stock selection in the materials sector also helped relative results. Vulcan Materials Company benefited from improving margins due to lower diesel fuel prices, robust volume growth, and management’s emphasis on expense management. We trimmed our position on strength but continue to believe that the company is in a strong competitive position and is poised to benefit from increased construction and infrastructure spending.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Equity Income Trust Series I	–6.75%	8.69%	5.63%	51.72%	72.96%
Equity Income Trust Series II	–6.91%	8.48%	5.42%	50.22%	69.51%
Equity Income Trust Series NAV	–6.66%	8.76%	5.69%	52.19%	73.89%
Russell 1000 Value Index[2,3]	–3.83%	11.27%	6.16%	70.58%	81.74%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a less-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Financial Industries Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Susan A. Curry, Ryan Lentell, CFA, Lisa A. Welch

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks growth of capital. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that are principally engaged in financial services.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Weighting*	% of Total
Banks	52.8
Capital markets	18.6
Insurance	11.3
Real estate investment trusts	4.4
IT services	3.0
Consumer finance	2.4
Diversified financial services	1.3
Thrifts and mortgage finance	0.7
Short-term investments and other	5.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Financial Industries Trust Series I shares declined 2.65% and the S&P 500 Financials Index declined 1.53%.

Environment  >  Global equity markets were volatile over the reporting period as growth concerns and significantly weak commodities markets offset the improving U.S. economy. This volatility was driven by several factors, including turmoil in Greece, geopolitical conflicts, economic weakness in China, falling oil and commodity prices, the sharp widening of high-yield spreads, and uncertainty over the Federal Reserve’s first interest rate hike since 2006. The CBOE Volatility Index (also known as the VIX) spiked in August and two additional times before year-end. These factors generally resulted in a risk-averse tone for most of the year, especially pronounced in the fourth quarter. Even though the S&P 500 Index was up slightly, performance was driven mostly by a few names.

Holdings in non-U.S.-domiciled stocks and market-sensitive companies detracted from performance. A higher allocation to large-cap commercial banks also detracted. Individual detractors from performance included alternative asset managers The Carlyle Group LP, KKR & Company LP, and The Blackstone Group LP, which were negatively impacted by heightened market volatility and investors’ belief that the prospects of profitable mergers and initial public offerings were reduced. Despite strong inflows and several strategic deals announced over the period, Azimut Holding SpA declined on concerns regarding future rules about the assessment of performance fees, while the Royal Bank of Scotland Group PLC (sold) declined over concerns regarding regulatory and turnaround risk, especially in light of investors’ preference for more defensive stocks.

Conversely, stock selection in the insurance industry and holdings in small-capitalization U.S. banks helped performance, as investors preferred exposure to domestic markets with no currency challenges or exposure to China. Individual contributors to performance included Visa, Inc., which reported strong earnings. Small-cap banks Ameris Bancorp, Great Western Bancorp, Inc., and Yadkin Financial Corp., which exhibited good loan growth and profitability, also contributed to performance. CNO Financial Group, Inc., which posted strong earnings, and an underweight exposure to Berkshire Hathaway, Inc. (sold), added value to relative performance.

We added a new position in U.K.-based alternative asset manager Intermediate Capital Group PLC to take advantage of opportunities in the private debt markets. We eliminated positions in Royal Bank of Scotland, based on concerns over the pace of the company’s turnaround, and Apollo Education Group, Inc., based on valuation. Finally, we increased the trust’s position in Visa, Inc. While we had reduced the position in mid-year based on valuation, we re-established the stock as one of the largest holdings during the summer and fall sell-offs.

We anticipate that the U.S. economy should continue to grow at a modest pace in 2016, and the trust’s greatest allocations will continue to be to U.S.-domiciled companies. We also anticipate maintaining the trust’s overweight exposure to banks that are positioned to benefit from rising short-term interest rates. Finally, we will likely increase our non-U.S. positions, especially in Europe, where economic conditions are stabilizing and monetary policy should be beneficial to an economic recovery.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Financial Industries Trust Series I	–2.65%	8.12%	4.06%	47.74%	48.91%
Financial Industries Trust Series II	–2.88%	7.90%	3.84%	46.23%	45.76%
Financial Industries Trust Series NAV	–2.58%	8.17%	4.11%	48.12%	49.61%
S&P 500 Index[2,5]	1.38%	12.57%	7.31%	80.75%	102.42%
S&P 500 Financials Index[3,5]	–1.53%	10.45%	–0.66%	64.39%	–6.36%
Lipper Financial Services Index[4,5]	0.26%	9.77%	1.08%	59.34%	11.29%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

4	The Lipper Financial Services Index consists of the 30 largest funds in the Lipper peer category that invest primarily in equity securities of domestic companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Franklin Templeton Founding Allocation Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, CFA,* Nathan Thooft, CFA
* Retired 1/1/16

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. The trust currently invests primarily in three JHVIT underlying funds: Global Trust, Income Trust and Mutual Shares Trust. However, it is also authorized to invest without limitation in other underlying funds, including exchange-traded funds and in other types of investments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Conservative Allocation	33.4
International Small Cap	33.4
International	33.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Franklin Templeton Founding Allocation Trust Series II shares declined 5.99% and a blend of 50% Russell 3000 Index, 35% MSCI EAFE Index, and 15% Barclays U.S. Aggregate Bond Index, returned 0.14%.

Environment  >  During the period, we saw a degree of choppiness in stock prices that had been largely absent in recent years. The market seemed driven by concerns about slowing growth in China, a surging U.S. dollar and slumping commodity prices. Diverging central bank actions also prompted market volatility. Global equity markets demonstrated a good deal of divergence as well. The S&P 500 Index finished the year with a modestly positive total return while developed-markets abroad, as represented by the MSCI EAFE Index, were slightly down. Emerging-market equities took a tumble as the MSCI Emerging Markets Index fell 14.60%. Core fixed-income assets were just better than flat as the Barclays U.S. Aggregate Bond Index posted a 0.55% total return. High-yield corporates and other credit-sensitive bond sectors were weak with spreads widening as oil prices fell.

JHVIT Franklin Templeton Founding Allocation is comprised of holdings in JHVIT Global Trust, JHVIT Mutual Shares Trust and JHVIT Income Trust. The three holdings each have an approximately 33% weighting in the portfolio.

Stock selection in the U.S. and the U.K. detracted from JHVIT Global Trust’s relative performance, as did an overweight position and stock selection in emerging markets. From a sector perspective, selections in the industrials and telecommunications services sectors detracted from performance, as did an overweight position in the weak-performing energy sector. The trust’s overweight position and stock selection in Ireland contributed to performance over the period, as did its stock selection in Sweden and Japan. From a sector perspective, an overweight position and stock selection in the health care sector contributed to performance, as did its selection in the materials sector.

In JHVIT Mutual Shares Trust, stock selection in the U.S. and an overweight position in Europe detracted from performance, as did stock selections in the consumer discretionary, materials and energy sectors. The trust’s overweight position in Israel and stock selection in the consumer staples, financials and health care sectors contributed.

A relatively overweight position and weak stock selection in the materials sector detracted from performance for JHVIT Income Trust, as did an underweight position and stock selection in the consumer discretionary sector. Also detracting from JHVIT Income Trust’s relative performance over the period was its overweight position in high-yield bonds. Positive contributors to the performance included stock selection in the industrials sector, as well as its underweight position in the financials sector.

We believe 2016 will likely be characterized by below-average equity and fixed-income returns, and heightened volatility. U.S. equities could face headwinds from decelerating earnings momentum, an inventory overhang, margin pressures and the risk that another U.S. dollar spike would pressure earnings even more. For all developed markets, risk factors include high debt and geopolitical tension in the Middle East and offshore China.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Franklin Templeton Founding Allocation Trust Series I2	–5.80%	6.71%	—	2.68%	38.40%	—	25.82%
Franklin Templeton Founding Allocation Trust Series II (began 5/1/07)	–5.99%	6.50%	—	2.50%	36.99%	—	23.91%
Franklin Templeton Founding Allocation Trust Series NAV[3]	–5.76%	6.75%	—	2.72%	38.63%	—	26.21%
S&P 500 Index[4,8]	1.38%	12.57%	—	6.04%	80.75%	—	66.33%
Barclays U.S. Aggregate Bond Index[5,8]	0.55%	3.25%	—	4.47%	17.32%	—	46.06%
Blended Index 1[6,8]	1.34%	9.87%	—	5.86%	60.07%	—	63.90%
Blended Index 2[7,8]	0.14%	8.28%	—	4.12%	48.82%	—	41.98%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is January 28, 2008. For the periods prior to January 28, 2008, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is April 28, 2008. For the periods prior to April 28, 2008, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 28, 2008 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	Blended Index 1 is 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index.

7	Blended Index 2 is 50% Russell 3000 Index, 35% MSCI EAFE Index, and 15% Barclays U.S. Aggregate Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Fundamental All Cap Core Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Walter McCormick, CFA, Emory (Sandy) Sanders, CFA, Jonathan White, CFA

INVESTMENT OBJECTIVE & POLICIES  >   The trust seeks seek long-term growth of capital. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer discretionary	29.0
Financials	28.9
Information technology	18.2
Industrials	10.1
Consumer staples	6.5
Energy	2.9
Materials	2.3
Health care	1.8
Short-term investments and other	0.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Fundamental All Cap Core Trust Series I shares returned 4.01% and the Russell 3000 Index returned 0.48%.

Environment  >  In 2015, improving domestic economic growth, continued low interest rates, rising consumer confidence and favorable corporate earnings helped U.S. stocks. The Federal Reserve’s late-year interest rate hike also stirred a brief rally. However, declining commodity prices, slowing economic growth in China, a strong U.S. dollar, and shifting interest rate expectations kept the market in check. Within the broad-based Russell 3000 Index, health care and consumer discretionary stocks posted the biggest gains, while the energy and materials sectors ended the year with sizable declines.

Security selection drove most of the outperformance relative to the index, largely because of sizable overweight positions in three of the four stocks that were among the year’s best performers: Facebook, Inc., Amazon.com, Inc., and Alphabet, Inc. Shares of e-commerce giant Amazon gained as increased financial disclosure revealed fast growth in the company’s cloud services division and continued dominance in the online retail space. Social networking service Facebook gained from monetizing its huge user base to grow its mobile advertising revenues. The share price of recently formed Alphabet, Inc., parent company of Google, rallied after the company released better-than-expected results for its online search business and announced a $5 billion share buyback.

From a sector perspective, stock picks in the consumer discretionary sector accounted for much of the outperformance, largely due to Amazon. Other contributors here included Germany-based sportswear apparel company adidas AG and premium mattress company Tempur Sealy International, Inc. Shares of adidas, which is not in the benchmark, posted a steep gain as the company’s turnaround efforts finally started to drive better-than-expected results, notably in North America. Tempur Sealy benefited from the U.S. housing recovery. Elsewhere, individual contributors included temporary health care staffing company AMN Healthcare Services, Inc., which saw a better U.S. economy and the Affordable Care Act drive increased demand for its services. We locked in profits and sold AMN before period end.

By contrast, stock picks in the financials, industrials, and energy sectors and an underweight position in the strong-performing health care sector detracted from relative performance. Individual detractors included exploration and production companies Range Resources Corp. and Cabot Oil & Gas Corp., both of which saw steep share price declines as natural gas prices fell and pipeline takeaway capacity remained constrained in the Northeast. We eliminated both positions before period end. An investment in industrial distributor WESCO International, Inc. also fell amid significant pressure from the energy complex. Elsewhere, shares of mobile semiconductor computer chip company QUALCOMM, Inc. fell due to licensing issues in China, a global slowdown in smartphone sales, and increased competition.

We remain optimistic that U.S. stocks can benefit as the economy stabilizes or improves and energy prices reach bottom. Accordingly, the trust finished the period with a bias toward the more economically sensitive financials and consumer discretionary sectors. By contrast, we took some profits in the information technology sector and reduced smaller energy sector positions that we thought might languish for a while. We favored large-capitalization stocks, believing valuations looked attractive based on forward earnings estimates.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Fundamental All Cap Core Trust Series I (began 5/5/03)	4.01%	13.39%	6.93%	87.45%	95.40%
Fundamental All Cap Core Trust Series II (began 5/5/03)	3.83%	13.15%	6.72%	85.50%	91.55%
Fundamental All Cap Core Trust Series NAV	4.09%	13.44%	6.99%	87.85%	96.45%
Russell 3000 Index[2,3]	0.48%	12.18%	7.35%	77.64%	103.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Fundamental Large Cap Value Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Walter McCormick, CFA, Nicholas Renart, Emory (Sandy) Sanders, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation. Under normal market conditions, the trust invests at least 80% of its net assets in equity securities of large-capitalization companies. The trust considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. Equity securities include common, convertible and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	34.2
Consumer discretionary	17.6
Information technology	12.2
Industrials	9.3
Consumer staples	9.2
Energy	7.6
Health care	6.5
Materials	2.8
Short-term investments and other	0.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Fundamental Large Cap Value Trust Series I shares declined 1.11% and the Russell 1000 Value Index declined 3.83%.

Environment  >  Improving domestic economic growth, continued low interest rates, rising consumer confidence and favorable corporate earnings helped U.S. stocks. The Federal Reserve’s late-year interest rate hike also stirred a brief rally. However, declining commodity prices, slowing economic growth in China, a strong U.S. dollar and shifting interest-rate expectations hampered the market’s progress. Amid a volatile backdrop, large-capitalization stocks beat small-cap stocks. Within the large-cap segment, growth stocks trounced value stocks, as a handful of well-known names with strong earnings growth produced outsized gains.

Security selection drove most of the outperformance, with a sizable contribution from picks in the consumer discretionary sector, followed by consumer staples sector picks. Standouts in the consumer discretionary sector included Germany-based adidas AG, which saw its stock post a steep gain as the athletic apparel company’s turnaround efforts finally started to drive better-than-expected results, notably in North America. Other winners in the consumer discretionary sector included premium mattress company Tempur Sealy International, Inc. and homebuilders NVR, Inc. and Lennar Corp., all of which benefited from the U.S. housing recovery. Adidas, Tempur Sealy and NVR were not in the Russell 1000 Value Index. Elsewhere, American International Group, Inc., a top holding and sizable overweight in the portfolio, stood out. The stock rallied as the multi-line insurer sold off non-core assets, cut costs and decreased its risk exposure. Interest from activist investors, a share buyback program and prospects of higher interest rates also helped to fuel AIG’s gains. An underweight position in the weak-performing energy sector and stock picks in the materials sector further aided relative performance.

By contrast, a sizable underweight position and disappointing security selection in the top-performing health care sector cost the trust ground versus the index. Many health care stocks already looked expensive to us but nonetheless continued to climb. In addition, stock picks in the financials sector detracted from relative performance. Disappointing selections included diversified financial Morgan Stanley, which was hindered by its fixed-income trading exposure and continued low interest rates. Elsewhere, an investment in semiconductor company, QUALCOMM Inc. declined sharply, as the company was pressured by royalty payment issues in China, slowing smartphone growth and increased competition. In the industrials sector, an out-of-Index stake in heavy equipment leasing company United Rentals, Inc. hurt, as the company’s exposure to the energy sector hampered its returns.

The trust finished the period with an economically sensitive bias that included a sizable overweight position in the consumer discretionary sector and modestly higher exposure to the financials sector than that of the index. Together, these two sectors accounted for about 50% of the portfolio’s assets.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Fundamental Large Cap Value Series I	–1.11%	12.89%	5.76%	83.36%	75.08%
Fundamental Large Cap Value Series II	–1.30%	12.69%	5.57%	81.75%	71.88%
Fundamental Large Cap Value Series NAV	–1.06%	12.97%	5.83%	83.98%	76.16%
Russell 1000 Value Index[2,3]	–3.83%	11.27%	6.16%	70.58%	81.74%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index with a less-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Global Trust

Subadvisor: Templeton Global Advisors Limited
Portfolio Managers: Heather Arnold, CFA, Norman J. Boersma, CFA, Tucker Scott, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing primarily in the equity securities of companies located throughout the world, including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	25.4
Health care	17.3
Information technology	12.9
Energy	12.6
Consumer discretionary	10.7
Industrials	7.7
Telecommunication services	6.0
Materials	4.1
Consumer staples	2.0
Short-term investments and other	1.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Global Trust Series I shares declined 6.42% and the MSCI World Index declined 0.32%.

Environment  >  Stock selection and an underweighted position in the strong U.S. market significantly detracted from performance during the year. Although we continued to find selective bargains in this deep and diverse market, valuations remained significantly elevated, in absolute terms and relative to international stocks. Historically, international equities have outperformed domestic stocks following U.S. Federal Reserve rate hikes, and we remained confident in the trust’s overweighted international allocations resulting from our bottom-up process. Asian holdings also underperformed, pressured by stock selection and an underweight to Japan securities and an unfavorable off-benchmark exposure to South Korea. In Europe, weakness in the U.K. and other non-euro markets detracted from relative performance.

Turning to sectors, industrials holdings detracted due to stock selection. U.S. truck-maker Navistar International Corp. was a major laggard, declining amid a failed engine strategy and poor international results. In our analysis, the stock remained cheap and should appreciate assuming the new management’s turnaround plan achieves some success. Other relative detractors included stock selection in consumer discretionary and telecommunications services, stock selection and underweightings in consumer staples and information technology, and an overweighting in energy. We remained positive on our holdings in the energy sector, where we believed valuations were historically cheap, though the timeline for a recovery remained uncertain. At year-end, oil traded at a very depressed level. In our opinion, these types of prices should continue to accelerate the supply adjustment, ultimately restoring balance at a level that encourages continued investment in the production necessary to meet global demand over the long term. During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the trust’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Turning to contributors, an overweighting and stock selection in health care and stock selection in materials contributed to relative performance. From the former sector, Israeli generic drug-maker Teva Pharmaceutical Industries, Ltd. gained following a major acquisition, while from the latter, Irish building materials firm CRH PLC rose based on restructuring progress and improving end-market demand. More broadly in health care, major pharmaceuticals firms rallied and the industry traded at a slight premium to the broader market. Biotechnology stocks also became broadly more expensive, in our analysis, though we continued to find select opportunities among firms where we believe growth and innovation are still being underestimated.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Global Trust Series I	–6.42%	6.46%	3.62%	36.73%	42.68%
Global Trust Series II	–6.61%	6.24%	3.41%	35.32%	39.83%
Global Trust Series NAV	–6.34%	6.51%	3.68%	37.09%	43.47%
MSCI World Index[2,3]	–0.32%	8.19%	5.56%	48.26%	71.82%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Health Sciences Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Taymour R. Tammaddon

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Weighting*	% of Total
Biotechnology	33.3
Health care providers and services	25.7
Pharmaceuticals	19.9
Health care equipment and supplies	9.0
Life sciences tools and services	4.7
Food and staples retailing	2.5
Health care technology	0.7
Electronic equipment, instruments and components	0.5
Professional services	0.4
Insurance	0.3
Commercial services and supplies	0.1
Software	0.1
Specialty retail	0.1
Short-term investments and other	2.7

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2015, the Health Sciences Trust Series I shares returned 12.69% and the Lipper Health/Biotechnology Index returned 8.55%.

Environment  >  Major U.S. stock indexes were narrowly mixed in 2015. In the first part of the year, equities benefited from steady economic and employment growth, while during the summer, global equities fell sharply in response to a plunge in Chinese stocks. Stocks recorded solid gains again in the fourth quarter. The health care sector outperformed the broader market.

The trust significantly outpaced the Lipper Health/Biotechnology Funds Index for the one-year period; overall, strong stock selection drove positive relative returns. Stock selection in biotechnology was the largest contributor to relative performance during the period. Shares of Neurocrine Biosciences, Inc. soared on announcements of positive drug trials in January for its endometriosis drug (Elagolix) and in the fourth quarter for yet another successful trial. Positive clinical trial data for several pipeline drugs helped propel shares of Prothena Corp. higher throughout the year.

Pharmaceuticals further lifted relative returns due to strong stock choices, with an overweight allocation also adding value. Pharmacyclics, Inc.’s (sold) shares soared in the first quarter after the company announced better-than-expected revenue forecasts for its blood cancer drug Imbruvica. In March, shares jumped again after AbbVie, Inc. agreed to acquire the company. Baxalta, Inc. received multiple takeover offers from Shire PLC and while Baxalta’s acquisition is unlikely, we believe that the durability of its core franchises should allow it to continue to grow.

Stock choices boosted relative returns among services stocks as well. Shares of Humana, Inc. and Aetna, Inc. were driven higher by speculation of consolidation among managed care organizations. In the third quarter, Aetna agreed to acquire Humana.

Products and devices was the lone health care industry to detract from relative performance, due to an underweight allocation and weak stock choices. Not owning Boston Scientific Corp. hampered relative results as shares advanced in mid-February after the company agreed to settle its lawsuit with Johnson & Johnson and again in March after the FDA approved the company’s Watchman surgical device. Medtronic PLC underperformed the broader industry due to concerns about its emerging markets exposure and balance sheet leverage.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Health Sciences Trust Series I	12.69%	26.77%	16.15%	227.44%	346.97%
Health Sciences Trust Series II	12.49%	26.53%	15.92%	224.28%	338.23%
Health Sciences Trust Series NAV	12.76%	26.84%	16.21%	228.28%	349.09%
S&P 500 Index[2,4]	1.38%	12.57%	7.31%	80.75%	102.42%
Lipper Health/Biotechnology Index[3,4]	8.55%	23.78%	13.51%	190.59%	255.16%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The Lipper Health/Biotechnology Index consists of the 30 largest funds in the Lipper peer category that invest in the equity securities of domestic companies engaged in healthcare, medicine, and biotechnology.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Core Trust

Subadvisor: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: Neil Constable, Ph.D, David Cowan, Ph.D, Chris Fortson, Ben Inker, Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks high total return by investing primarily in non-U.S. developed market equities that the subadvisor believes will provide a higher return than the MSCI EAFE Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	22.3
Consumer discretionary	16.9
Industrials	10.2
Energy	10.1
Telecommunication services	9.7
Health care	8.6
Consumer staples	6.4
Materials	5.0
Utilities	3.9
Information technology	3.0
Short-term investments and other	3.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the International Core Trust Series I shares declined 5.45% and the MSCI EAFE Index declined 0.39%.

Environment  >  Global equities generally posted mixed returns in U.S. dollar terms during the year 2015. Within the MSCI EAFE Index for the twelve-month period, by country, Denmark had the best return while Singapore had the worst. Canada, which is not in the EAFE but is in our investable universe, was also down. Among the major markets, Japan and France had returns stronger than the index, while Germany and the U.K. underperformed. By sector, consumer staples sector was best with health care, information technology, telecommunication services, consumer discretionary, and industrials also outperforming. Energy had the weakest return while materials, utilities, and financials also underperformed.

The trust’s performance was driven most significantly by our major valuation themes, European value and Japan, and individual stock selection. Our position in European value carries a fair amount of exposure to some of the more cyclically-exposed segments of the market and is currently the largest group-level allocation in the strategy. The position produced a negative allocation impact during the year, as European value stocks trailed the broader market amid continuing concerns about weak economic growth in Europe and globally. Positive stock selection from our valuation-based process did help to offset some of the allocation impact. Individual stock holdings that were among the most significant contributors to relative return included automakers Renault SA (France) and Daimler AG (Germany). Among the biggest detractors were energy company Royal Dutch Shell PLC (U.K.) and utility Engie SA (France).

In Japan, the portfolio is focused primarily on value stocks within the region, selected by both quantitative and fundamental valuation approaches. This position produced a positive allocation impact as Japan had the best return among the major developed markets. Selection within Japan was also positive as our overweight positions in Nippon Telegraph and Telephone Corp. and Nissan Motor Company, Ltd. were the most significant contributors to relative return.

Positions in our other international opportunistic value group are made up of stocks in the international developed markets selected by either of our quantitative or fundamental valuation approaches. This group produced both negative allocation and selection impacts. The most significant negative stock selection impact came from our holding in Valeant Pharmaceuticals International, Inc. (Canada).

As has been the case for several years, we continue to favor value stocks in the developed international markets, owing to their attractive valuations, especially in Europe. This positioning leaves the portfolio overweight relative to the MSCI EAFE Index to Germany, France, and Canada, by country, and consumer discretionary, energy, and telecommunication services, by sector.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
International Core Trust Series I	–5.45%	2.78%	2.44%	14.71%	27.25%
International Core Trust Series II	–5.62%	2.57%	2.24%	13.54%	24.81%
International Core Trust Series NAV	–5.32%	2.84%	2.49%	15.05%	27.88%
MSCI EAFE Index[2,3]	–0.39%	4.07%	3.50%	22.07%	41.09%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The MSCI EAFE (Europe, Australasia, Far East) Index (gross of foreign withholding taxes on dividends) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Equity Index Trust B

Subadvisor: SSgA Funds Management, Inc.
Portfolio Managers: Thomas Coleman, CFA, Karl Schneider, CAIA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The trust invests at least 80% of its assets in securities listed in the MSCI All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	26.5
Consumer discretionary	12.1
Industrials	11.2
Consumer staples	10.6
Health care	9.3
Information technology	8.1
Materials	6.4
Energy	6.1
Telecommunication services	5.1
Utilities	3.5
Short-term investments	1.1

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the International Equity Index Trust B Series NAV shares declined 5.80% and the MSCI AC World ex U.S. Index declined 5.25%.

Environment  >  The year began with a flurry of divergent central bank policy moves in response to an uneven global growth outlook and rapidly declining global inflation. The European Central Bank expanded its quantitative easing program, and the Swiss National Bank delivered removed the peg between the Swiss Franc and the Euro that had in place since 2011. This unexpected tightening action sent the Swiss Franc up considerably against the Euro and the Swiss equity market tumbled.

The second quarter brought a steady stream of disconcerting headlines from Europe, as increasingly acrimonious negotiations between Greece and its major bankers to extend an existing bailout agreement came to an impasse. On June 26 Greece announced it would hold a referendum on austerity proposals by Greece’s creditors that would unlock a final tranche of bailout funds. Unsurprisingly, equity markets reacted negatively to the uncertainty created of the referendum, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy.

Global markets entered the third quarter of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. By the end of the quarter, the Greek drama had been largely resolved, but continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September. The MSCI World Index and many country level markets that had posted double digit gains through the first half of 2015 now were in the red for the year.

After a sharp selloff in the third quarter of 2015 on global growth fears emanating from emerging markets led by China that took most major markets negative on the year, global equities rebounded smartly in October, though with little follow through in November and December to close out the fourth quarter. Three of the ten sectors of the MSCI ACWI ex US Index had positive returns for the quarter. The fund’s performance had positive contributions from consumer staples, health care and information technology. Conversely, the financials, energy and materials sectors negatively impacted performance. On an individual security level, the top positive contributors to the trust’s performance were Novo Nordisk A/S, Tencent Holdings, Ltd. and Anheuser-Busch InBev NV. Negative contributors to performance included Banco Santander SA, Royal Dutch Shell PLC, and Glencore PLC.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
International Equity Index Trust B Series I2	–5.91%	0.80%	2.82%	4.09%	32.12%
International Equity Index Trust B Series II2	–6.11%	0.68%	2.76%	3.43%	31.29%
International Equity Index Trust B Series NAV	–5.80%	0.84%	2.84%	4.28%	32.38%
MSCI AC World ex U.S. Index[3,4]	–5.25%	1.51%	3.38%	7.78%	39.43%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The MSCI AC World ex U.S. Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Growth Stock Trust

Subadvisor: Invesco Advisers, Inc.
Portfolio Managers: Brently Bates, Matthew Dennis, Mark Jason, Richard Nield, Clas G. Olsson,

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of international securities whose issuers are considered by the trust’s subadvisor to have potential for earnings or revenue growth. The trust will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer discretionary	24.4
Financials	17.9
Information technology	16.4
Consumer staples	10.1
Health care	10.1
Industrials	9.4
Materials	3.7
Energy	3.6
Short-term investments and other	4.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the International Growth Stock Trust Series NAV shares declined 2.24% and the MSCI AC World ex U.S. Growth Index declined 0.91%.

Environment:  >  International markets experienced increased volatility during 2015, driven largely by the continued slowdown in energy markets, a strengthening U.S. dollar and the economic downturn in China. Developed markets were generally able to withstand these headwinds, even as more fragile emerging markets began to falter. Global markets were rattled mid-year amid growing concerns that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. However, those fears subsided when a bailout was ultimately approved. In the summer, fears of a potential economic slowdown in China dominated headlines. The combination of a slowing Chinese economy, a sharp sell-off in domestic Chinese equities, and the devaluation of China’s currency contributed to a correction in global equity markets. Emerging markets, in particular, were hard hit by events in China and by continued weak commodity prices. Global equity markets seemed to regain their footing during the fourth quarter as the U.S. Federal Reserve raised interest rates in December, the European Central Bank extended its asset purchase program, and Japan introduced additional quantitative easing.

In this environment, we continued to construct the trust’s portfolio with a bottom-up approach, selecting stocks on an individual basis. The trust’s holdings in the financials, energy and industrials sectors underperformed those of the benchmark and were the leading detractors from relative performance. In contrast, holdings in the materials, information technology and consumer discretionary sectors outperformed those of the benchmark and were among the strongest contributors to the trust’s relative performance.

On a geographic basis, the trust’s overweight exposure in Brazil and China detracted from performance relative to the index. Stock selection in France also detracted. Holdings in Germany, Singapore and Israel outperformed those of the benchmark and were leading contributors to performance. The trust’s financial sector exposure was a key area of absolute and relative weakness. Emerging market bank stocks, including Brazil-based Banco Bradesco SA and Thailand-based Kasikornbank PCL showed particular weakness. Banco Bradesco is one of the largest banking and financial services companies in Brazil. This well-run Brazilian bank was impacted by a weak macroeconomic environment and a sharp depreciation in the Brazilian real. A decline in earnings visibility led us to sell the position in the company.

From an individual securities perspective, Singapore based technology company Avago Technologies, Ltd. was the leading contributor to portfolio performance. Sky PLC was also a significant contributor to performance during the year. Sky, a British-based, pan-European broadcasting company, reported solid results during the year with revenues and margins beating consensus expectations. The company’s strong management team executed well and their cost discipline was clearly evident in their latest results.

Stock selection is driven by the underlying fundamentals of each individual company, not by any top-down macroeconomic views. This focus on bottom-up stock selection is the key driver of the trust’s overall profile. The trust ended the year with meaningful overweight exposure (relative to our style-specific benchmark) to the consumer discretionary, information technology, and health care sectors, and meaningful underweight exposure to the financials, utilities, and telecommunication services sectors.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
International Growth Stock Trust Series I2	–2.27%	4.60%	—	6.07%	25.22%	—	36.64%
International Growth Stock Trust Series II2	–2.53%	4.46%	—	5.94%	24.36%	—	35.71%
International Growth Stock Trust Series NAV (began 9/16/10)	–2.24%	4.63%	—	6.10%	25.38%	—	36.82%
MSCI AC World ex U.S. Growth Index[3,5]	4.47%	4.97%	—	6.72%	27.43%	—	41.11%
MSCI EAFE Growth Index[4,5]	–0.91%	2.48%	—	4.44%	13.03%	—	25.87%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The MSCI AC World ex U.S. Growth Index (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization index that is designed to measure performance of equity securities in developed markets and emerging markets, excluding the United States of America that have higher than average growth characteristics.

4	The MSCI EAFE (Europe, Australasia, Far East) Growth Index (gross of withholding taxes on dividends) is a free float adjusted market capitalization index that is designed to measure performance of higher than average growth developed market equity performance, excluding the U.S. and Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Small Company Trust

Subadvisor: Dimensional Fund Advisors LP
Portfolio Managers: Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray, Arun Keswani, Bhanu P. Singh, Karen E. Umland, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies. The trust will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Industrials	25.3
Consumer discretionary	18.8
Financials	14.7
Materials	10.5
Information technology	9.7
Consumer staples	6.9
Health care	6.5
Energy	3.0
Utilities	2.6
Telecommunication services	1.4
Short-term investments and other	0.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the International Small Company Trust Series NAV shares returned 6.68% and the MSCI World ex U.S. Small Cap Index returned 5.83%.

Environment  >  In U.S. dollar terms, developed markets excluding the U.S. generally posted negative returns for the year, ahead of emerging markets but trailing U.S. equities. Using the MSCI World ex U.S.A. Index as a proxy, developed markets declined 2.60%, as compared to 0.48% for the Russell 3000 Index and a decline of 14.60% for the MSCI Emerging Markets Index. The U.S. dollar appreciated against most of the major developed market currencies, particularly the Canadian dollar and Norwegian krone. Overall, currency fluctuations had a negative impact on U.S. dollar-denominated returns of developed ex-U.S. equities. Energy and materials sectors underperformed, while consumer staples and health care sectors had the strongest relative performance.

The trust’s exclusion of real estate investment trusts (REITs) contributed positively to performance, as REITs underperformed most other sectors in 2015. Due to construction methodology differences, the trust also held a greater allocation of securities to the United Kingdom, and a lesser allocation to Canada. Given the outperformance of the UK and the underperformance of Canada, these differing country weights contributed to performance. The trust’s general exclusion of small low profitability names was a contributor to relative performance, as these securities underperformed.

Overall, the trust held a lesser weight relative to the benchmark in larger stocks within the small-cap equity universe. These larger stocks outperformed, and, as a result, the fund’s lesser weight detracted from relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
International Small Company Trust Series I2	6.54%	4.59%	—	2.79%	25.13%	—	30.52%
International Small Company Trust Series II2	6.39%	4.38%	—	2.66%	23.88%	—	28.95%
International Small Company Trust Series NAV (began 4/28/06)	6.68%	4.64%	—	2.82%	25.43%	—	30.90%
MSCI World ex US Small Cap Index[3,5]	5.83%	4.77%	—	3.02%	26.24%	—	33.39%
MSCI EAFE Small Cap Index[4,5]	9.94%	6.67%	—	3.52%	38.10%	—	39.73%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I and Series II shares is November 16, 2009. For periods prior to November 16, 2009, the performance shown reflects the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 16, 2009 reflected Series I or Series II expenses, performance would be lower.

3	The MSCI World ex U.S. Small Cap Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure performance of small cap companies in developed markets outside the United States.

4	The MSCI EAFE Small Cap Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure performance of small cap companies in developed markets outside the United States & Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Value Trust

Subadvisor: Templeton Investment Counsel, LLC
Portfolio Managers: Peter Nori, CFA, Tucker Scott, CFA, Cindy Sweeting, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. The trust invests primarily in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	25.6
Health care	15.6
Energy	15.4
Information technology	10.3
Industrials	8.8
Consumer discretionary	8.4
Materials	6.5
Telecommunication services	4.6
Consumer staples	1.7
Short-term investments and other	3.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the International Value Trust Series I shares declined 7.81% and the MSCI EAFE Index declined 0.39%.

Environment  >  Although international stocks generally ended the year lower, a relatively smaller allocation in Japan, which out performed the index, hurt performance. Exposure to South Korea also hurt. Among European holdings, strong relative performance in euro-denominated markets was offset by weakness outside the currency union.

The trust’s heavy allocation to the out-of-favor energy sector significantly pressured relative performance. With equity valuations falling to historical lows, we continued to find what we considered selectively attractive opportunities in the beaten-down energy space. Although the timing for a recovery in the broader sector remains uncertain, at year-end oil traded at a very depressed level. In our opinion, these types of prices should continue to accelerate the supply adjustment, ultimately restoring balance at a level that encourages continued investment in the production necessary to meet global demand over the long term.

Stock selection and an overweighted financials allocation also detracted, pressured by South Korean lenders Hana Financial Group, Inc. and KB Financial Group, Inc., as well as U.K.-based emerging market bank Standard Chartered PLC. Low interest rates hampered the profitability of South Korean banks, where earnings are primarily driven by net interest income, creating an opportunity for long-term investors to buy strong banking franchises at significant discounts to tangible book value. More broadly, the financials sector represented compelling value, in our analysis, particularly in Europe. We believe falling provisions, easing regulatory pressures and eventual turns in the business and interest rate cycles should support book value and earnings recoveries in the restructured sector.

An overweighted allocation and stock selection in health care was a major relative contributor during the period, led by Israeli generic drug firm Teva Pharmaceutical Industries, Ltd. Teva agreed to acquire the generics business of U.S. specialty pharmaceuticals firm Allergan in a deal that creates considerable cost synergies and economies of scale. More broadly in health care, major pharmaceuticals firms have been rallying and the industry has been trading at a slight premium to the broader market. Biotechnology stocks have also become broadly more expensive, in our analysis, though we continued to find select opportunities among firms where we believe growth and innovation are still being underestimated.

During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the trust’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
International Value Trust Series I	–7.81%	1.14%	2.36%	5.85%	26.29%
International Value Trust Series II	–7.95%	0.96%	2.17%	4.88%	23.90%
International Value Trust Series NAV	–7.72%	1.19%	2.41%	6.10%	26.92%
MSCI EAFE Index[2,3]	–0.39%	4.07%	3.50%	22.07%	41.09%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The MSCI EAFE (Europe, Australasia, Far East) Index (gross of foreign withholding taxes on dividends) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Aggressive PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, CFA,* Nathan Thooft, CFA
* Retired 1/1/16

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests up to 100% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the Equity Allocation may also include direct investments in equity securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded or reduced to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Equity	81.4
Large Blend	81.4
Exchange-Traded Funds	18.6

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the JHVIT Lifestyle Aggressive PS Series Trust Series II shares declined 1.75% and a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index, returned 0.26%.

Environment  >  Thanks to a robust October rally, U.S. stocks performed relatively well in the final quarter of 2015 against the backdrop of a somewhat disappointing year. Several factors kept share prices from making much upward headway through the first seven months of the year, including weak commodity prices, the U.S. economic recovery, and worry about emerging markets, particularly Greece and China. Emerging markets (EM) had a disappointing year, hampered by weak economic growth, falling commodity prices and adverse currency movements. Ongoing supply/demand imbalance in the crude oil market hurt major exporters of that commodity in the EM world, such as Russia and Brazil.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. treasury securities periodically benefited from their status as safe-haven investments, but a surging U.S. dollar threatened the profits of multinational corporations. Downward pressure on yields was offset by some data indicating the U.S. economic recovery remained on track. Further down the quality scale, high-yield bonds performed relatively poorly, partly reflecting the challenging conditions for energy companies, which make up a sizable portion of high-yield issuers.

The majority of assets of Lifestyle Aggressive PS Series are allocated to JHVIT Strategic Equity Allocation (an active global equity strategy implemented with passive index replication).

JHVIT Strategic Equity Allocation Trust slightly trailed its blended benchmark, although it outpaced its world stock peer group for the year. The underlying trust’s performance was driven by its asset class positioning. On a geographic basis, U.S. large-capitalization equities were the top contributor to the underlying trust’s performance. Allocations to U.S. mid- and small-cap equities detracted from the underlying fund’s relative performance. Allocations to developed market international equities were a relative detractor as the MSCI EAFE Index trailed the S&P 500 Index.

We believe 2016 will likely be characterized by below-average equity and fixed-income returns, and heightened volatility. U.S. equities could face headwinds from decelerating earnings momentum, an inventory overhang, margin pressures and the risk that another U.S. dollar spike would pressure earnings even more. For all developed markets, risk factors include high debt and geopolitical tension in the Middle East and offshore China.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Lifestyle Aggressive PS Series Trust Series I (began 11/1/13)	–1.56%	—	—	3.54%	—	—	7.83%
Lifestyle Aggressive PS Series Trust Series II (began 11/1/13)	–1.75%	—	—	3.32%	—	—	7.35%
Lifestyle Aggressive PS Series Trust Series NAV (began 11/1/13)	–1.51%	—	—	3.59%	—	—	7.95%
S&P 500 Index[2,4]	1.38%	—	—	9.32%	—	—	21.32%
Blended Index[3,4]	0.26%	—	—	5.32%	—	—	11.91%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The Blended Index is composed of 70% Russell 3000 Index and 30% MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Balanced PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, CFA,* Nathan Thooft, CFA
* Retired 1/1/16

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Equity	49.9
Large Blend	49.9
Fixed Income	50.1
Intermediate Bond	50.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the JHVIT Lifestyle Balanced PS Series Trust Series II shares declined 0.22% and a blend of 50% Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index, returned 0.64%.

Environment  >  Thanks to a robust October rally, U.S. stocks performed relatively well in the final quarter of 2015 against the backdrop of a somewhat disappointing year. Several factors kept share prices from making much upward headway through the first seven months of the year, including weak commodity prices, the U.S. economic recovery, and worry about emerging markets, particularly Greece and China. Emerging markets (EM) had a disappointing year, hampered by weak economic growth, falling commodity prices and adverse currency movements. Ongoing supply/demand imbalance in the crude oil market hurt major exporters of that commodity in the EM world, such as Russia and Brazil.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. treasury securities periodically benefited from their status as safe-haven investments, but a surging U.S. dollar threatened the profits of multinational corporations. Downward pressure on yields was offset by some data indicating the U.S. economic recovery remained on track. Further down the quality scale, high-yield bonds performed relatively poorly, partly reflecting the challenging conditions for energy companies, which make up a sizable portion of high-yield issuers.

Lifestyle Balanced PS Series allocates 100% of equity exposure to JHVIT Strategic Equity Allocation (an active global equity strategy implemented with passive index replication).

JHVIT Strategic Equity Allocation Trust slightly trailed its blended benchmark, although it outpaced its world stock peer group for the year. The underlying trust’s performance was driven by its asset class positioning. On a geographic basis, U.S. large-capitalization equities were the top contributor to the underlying trust’s performance. Allocations to U.S. mid- and small-cap equities detracted from the underlying trust’s relative performance. Allocations to developed market international equities were a relative detractor as the MSCI EAFE Index trailed the S&P 500 Index. Within fixed income, allocations are dedicated to intermediate-term bonds. The fixed income portion of the portfolio slightly trailed the Barclays U.S. Aggregate Bond Index.

We believe 2016 will likely be characterized by below-average equity and fixed-income returns, and heightened volatility. U.S. equities could face headwinds from decelerating earnings momentum, an inventory overhang, margin pressures and the risk that another U.S. dollar spike would pressure earnings even more. For all developed markets, risk factors include high debt and geopolitical tension in the Middle East and offshore China.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Lifestyle Balanced PS Series Trust Series I2	0.05%	—	—	5.06%	—	—	25.99%
Lifestyle Balanced PS Series Trust Series II (began 4/29/11)	–0.22%	—	—	4.96%	—	—	25.41%
Lifestyle Balanced PS Series Trust Series NAV[3]	0.10%	—	—	5.08%	—	—	26.10%
S&P 500 Index[4,8]	1.38%	—	—	11.46%	—	—	66.12%
Barclays U.S. Aggregate Bond Index[5,8]	0.55%	—	—	3.13%	—	—	15.49%
Blended Index 1[6,8]	1.21%	—	—	7.43%	—	—	39.84%
Blended Index 2[7,8]	0.64%	—	—	5.96%	—	—	31.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	Blended Index 1 is composed of 50% S&P 500 Index and 50% Barclays U.S. Aggregate Bond Index.

7	Blended Index 2 is composed of 35% of the Russell 3000 Index, 15% of the MSCI EAFE Index, and 50% of the Barclays U.S. Aggregate Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Conservative PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, CFA,* Nathan Thooft, CFA
* Retired 1/1/16

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income with some consideration given to growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Equity	19.8
Large Blend	19.8
Fixed Income	80.2
Intermediate Bond	80.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the JHVIT Lifestyle Conservative PS Series Trust Series II shares declined 0.03% and a blend of 80% Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index, returned 0.64%.

Environment  >  Thanks to a robust October rally, U.S. stocks performed relatively well in the final quarter of 2015 against the backdrop of a somewhat disappointing year. Several factors kept share prices from making much upward headway through the first seven months of the year, including weak commodity prices, the U.S. economic recovery, and worry about emerging markets, particularly Greece and China. Emerging markets (EM) had a disappointing year, hampered by weak economic growth, falling commodity prices and adverse currency movements. Ongoing supply/demand imbalance in the crude oil market hurt major exporters of that commodity in the EM world, such as Russia and Brazil.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. treasury securities periodically benefited from their status as safe-haven investments, but a surging U.S. dollar threatened the profits of multinational corporations. Downward pressure on yields was offset by some data indicating the U.S. economic recovery remained on track. Further down the quality scale, high-yield bonds performed relatively poorly, partly reflecting the challenging conditions for energy companies, which make up a sizable portion of high-yield issuers.

Lifestyle Conservative PS Series allocates 100% of equity exposure to JHVIT Strategic Equity Allocation (an active global equity strategy implemented with passive index replication).

JHVIT Strategic Equity Allocation Trust slightly trailed its blended benchmark, although it outpaced its world stock peer group for the year. The underlying trust’s performance was driven by its asset class positioning. On a geographic basis, U.S. large-capitalization equities were the top contributor to the underlying trust’s performance. Allocations to U.S. mid- and small-cap equities detracted from the underlying trust’s relative performance. Allocations to developed market international equities were a relative detractor as the MSCI EAFE Index trailed the S&P 500 Index. Within fixed income, allocations are dedicated to intermediate-term bonds. The fixed income portion of the portfolio slightly trailed the Barclays U.S. Aggregate Bond Index.

We believe 2016 will likely be characterized by below-average equity and fixed-income returns, and heightened volatility. U.S. equities could face headwinds from decelerating earnings momentum, an inventory overhang, margin pressures and the risk that another U.S. dollar spike would pressure earnings even more. For all developed markets, risk factors include high debt and geopolitical tension in the Middle East and offshore China.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Lifestyle Conservative PS Series Trust Series I2	0.17%	—	—	3.70%	—	—	18.55%
Lifestyle Conservative PS Series Trust Series II (began 4/29/11)	–0.03%	—	—	3.60%	—	—	18.01%
Lifestyle Conservative PS Series Trust Series NAV[3]	0.22%	—	—	3.74%	—	—	18.73%
S&P 500 Index[4,8]	1.38%	—	—	11.46%	—	—	66.12%
Barclays U.S. Aggregate Bond Index[5,8]	0.55%	—	—	3.13%	—	—	15.49%
Blended Index 1[6,8]	0.87%	—	—	4.88%	—	—	24.96%
Blended Index 2[7,8]	0.64%	—	—	4.31%	—	—	21.80%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	Blended Index 1 is 20% S&P 500 Index and 80% Barclays U.S. Aggregate Bond Index.

7	Blended Index 2 is 14% of the Russell 3000 Index, 6% of the MSCI EAFE Index, and 80% of the Barclays U.S. Aggregate Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Growth PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, CFA,* Nathan Thooft, CFA
* Retired 1/1/16

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. Current income is also a consideration. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Equity	70.0
Large Blend	70.0
Fixed Income	30.0
Intermediate Bond	30.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the JHVIT Lifestyle Growth PS Series Trust Series II shares declined 0.25% and a blend of 49% Russell 3000 Index, 30% Barclays U.S. Aggregate Bond Index, and 21% MSCI EAFE Index, returned 0.55%.

Environment  >  Thanks to a robust October rally, U.S. stocks performed relatively well in the final quarter of 2015 against the backdrop of a somewhat disappointing year. Several factors kept share prices from making much upward headway through the first seven months of the year, including weak commodity prices, the U.S. economic recovery, and worry about emerging markets, particularly Greece and China. Emerging markets (EM) had a disappointing year, hampered by weak economic growth, falling commodity prices and adverse currency movements. Ongoing supply/demand imbalance in the crude oil market hurt major exporters of that commodity in the EM world, such as Russia and Brazil.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. treasury securities periodically benefited from their status as safe-haven investments, but a surging U.S. dollar threatened the profits of multinational corporations. Downward pressure on yields was offset by some data indicating the U.S. economic recovery remained on track. Further down the quality scale, high-yield bonds performed relatively poorly, partly reflecting the challenging conditions for energy companies, which make up a sizable portion of high-yield issuers.

Lifestyle Growth PS Series allocates 100% of equity exposure to JHVIT Strategic Equity Allocation (an active global equity strategy implemented with passive index replication).

JHVIT Strategic Equity Allocation Trust slightly trailed its blended benchmark, although it outpaced its world stock peer group for the year. The underlying trust’s performance was driven by its asset class positioning. On a geographic basis, U.S. large-capitalization equities were the top contributor to the underlying trust’s performance. Allocations to U.S. mid- and small-cap equities detracted from the underlying trust’s relative performance. Allocations to developed market international equities were a relative detractor as the MSCI EAFE Index trailed the S&P 500 Index. Within fixed income, allocations are dedicated to intermediate-term bonds. The fixed income portion of the portfolio slightly trailed the Barclays U.S. Aggregate Bond Index.

We believe 2016 will likely be characterized by below-average equity and fixed-income returns, and heightened volatility. U.S. equities could face headwinds from decelerating earnings momentum, an inventory overhang, margin pressures and the risk that another U.S. dollar spike would pressure earnings even more. For all developed markets, risk factors include high debt and geopolitical tension in the Middle East and offshore China.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Growth PS Series Trust Series I2	–0.12%	—	—	5.94%	—	—	30.95%
Lifestyle Growth PS Series Trust Series II (began 4/29/11)	–0.25%	—	—	5.83%	—	—	30.36%
Lifestyle Growth PS Series Trust Series NAV[3]	0.00%	—	—	5.97%	—	—	31.15%
S&P 500 Index[4,8]	1.38%	—	—	11.46%	—	—	66.12%
Barclays U.S. Aggregate Bond Index[5,8]	0.55%	—	—	3.13%	—	—	15.49%
Blended Index 1[6,8]	1.37%	—	—	9.89%	—	—	55.41%
Blended Index 2[7,8]	0.55%	—	—	6.98%	—	—	37.07%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	Blended Index 1 is 80% S&P 500 Index and 20% Barclays U.S. Aggregate Bond Index.

7	Blended Index 2 is 49% of the Russell 3000 Index, 21% of the MSCI EAFE Index and 30% of the Barclays U.S. Aggregate Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Moderate PS Series

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, CFA,* Nathan Thooft, CFA
* Retired 1/1/16

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the fund may invest a significant portion of its assets in ETFs. At the discretion of the subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Equity	39.8
Large Blend	39.8
Fixed Income	60.2
Intermediate Bond	60.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the JHVIT Lifestyle Moderate PS Series Trust Series II shares declined 0.10% and the benchmark, a blend of 60% Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, and 12% MSCI EAFE Index, returned 0.66%.

Environment  >  Thanks to a robust October rally, U.S. stocks performed relatively well in the final quarter of 2015 against the backdrop of a somewhat disappointing year. Several factors kept share prices from making much upward headway through the first seven months of the year, including weak commodity prices, the U.S. economic recovery, and worry about emerging markets, particularly Greece and China. Emerging markets (EM) had a disappointing year, hampered by weak economic growth, falling commodity prices and adverse currency movements. Ongoing supply/demand imbalance in the crude oil market hurt major exporters of that commodity in the EM world, such as Russia and Brazil.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. treasury securities periodically benefited from their status as safe-haven investments, but a surging U.S. dollar threatened the profits of multinational corporations. Downward pressure on yields was offset by some data indicating the U.S. economic recovery remained on track. Further down the quality scale, high-yield bonds performed relatively poorly, partly reflecting the challenging conditions for energy companies, which make up a sizable portion of high-yield issuers.

Lifestyle Moderate PS Series allocates 100% of equity exposure to JHVIT Strategic Equity Allocation (an active global equity strategy implemented with passive index replication).

JHVIT Strategic Equity Allocation Trust slightly trailed its blended benchmark, although it outpaced its world stock peer group for the year. The underlying trust’s performance was driven by its asset class positioning. On a geographic basis, U.S. large-capitalization equities were the top contributor to the underlying trust’s performance. Allocations to U.S. mid- and small-cap equities detracted from the underlying trust’s relative performance. Allocations to developed market international equities were a relative detractor as the MSCI EAFE Index trailed the S&P 500 Index. Within fixed income, allocations are dedicated to intermediate-term bonds. The fixed income portion of the portfolio slightly trailed the Barclays U.S. Aggregate Bond Index.

We believe 2016 will likely be characterized by below-average equity and fixed-income returns, and heightened volatility. U.S. equities could face headwinds from decelerating earnings momentum, an inventory overhang, margin pressures and the risk that another U.S. dollar spike would pressure earnings even more. For all developed markets, risk factors include high debt and geopolitical tension in the Middle East and offshore China.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Lifestyle Moderate PS Series Trust Series I2	0.10%	—	—	4.82%	—	—	24.61%
Lifestyle Moderate PS Series Trust Series II (began 4/29/11)	–0.10%	—	—	4.71%	—	—	24.04%
Lifestyle Moderate PS Series Trust Series NAV[3]	0.15%	—	—	4.84%	—	—	24.71%
S&P 500 Index[4,8]	1.38%	—	—	11.46%	—	—	66.12%
Barclays U.S. Aggregate Bond Index[5,8]	0.55%	—	—	3.13%	—	—	15.49%
Blended Index 1[6,8]	1.12%	—	—	6.59%	—	—	34.79%
Blended Index 2[7,8]	0.66%	—	—	5.42%	—	—	28.01%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	The inception date for Series NAV shares is November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	Blended Index 1 is 40% S&P 500 Index and 60% Barclays U.S. Aggregate Bond Index.

7	Blended Index 2 is 28% of the Russell 3000 Index, 12% of the MSCI EAFE Index, and 60% of the Barclays U.S. Aggregate Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mid Cap Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Brett Hyrb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the S&P MidCap 400 Index; and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadvisor believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	26.1
Information technology	16.1
Industrials	14.6
Consumer discretionary	12.4
Health care	9.5
Materials	6.2
Utilities	4.9
Consumer staples	3.4
Energy	2.9
Telecommunication services	0.2
Short-term investments and other	3.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Mid Cap Index Trust Series I shares declined 2.59% and the S&P MidCap 400 Index declined 2.18%.

Environment  >  The S&P MidCap 400 Index gained in the first and fourth quarters and declined in the second and third quarters. Over the year, six of the ten Global Industry Classification Standard sectors were down, with energy and materials posting the worst performance. In the energy sector, oil prices continued their two-year rout, dropping further in 2015, after sinking in 2014. Supply in the U.S. and ramped-up production from Organization of the Petroleum Exporting Countries put further downward pressure on the commodity. Mid-capitalization stocks underperformed large-cap and outperformed small-cap stocks over the period.

Over the first quarter of 2015, the Index generated a return of 5.31% as a stronger U.S. dollar, lower gasoline prices, strong job growth and improved consumer sentiment all helped push U.S. equity markets higher. Sector returns were led by health care, consumer staples, and information technology. In particular, companies less dependent on foreign sales benefited from these economic advantages, with lower materials, energy and transportation costs improving bottom line results.

In the second quarter, the Index decreased 1.06%, with only telecommunication services, health care, consumer discretionary, and information technology providing positive results. The weakest-performing sectors were utilities, materials, and consumer staples. Mid-capitalization stocks outperformed both small-cap and large-cap stocks during the second quarter.

Third quarter returns were sharply negative (down 8.50%) following the devaluation of China’s currency and ensuing market volatility late in the quarter. Equity markets experienced significant volatility during this period as investors became increasingly concerned about the prospects for global economic growth, the slowdown in China’s economy and the notable decline in commodity prices. Uncertainty in the global economic growth landscape caused a broad correction in equity markets over the period as investors reduced exposure to risk assets.

In the fourth quarter, equity markets staged a healthy recovery from the previous quarter’s late sell-off as participants weighed the positive signal sent by the U.S. Federal Reserve’s interest rate hike, its first in 9 years, against continued market volatility in China and ongoing declines in commodity prices. On a sector level, performance in the Index was mixed, with declines in the consumer discretionary, consumer staples and energy sectors offset by gains made in other sectors, most notably financials, information technology and industrials.

Accommodative monetary policy in Europe and Asia and continued economic growth out of the U.S. should lead to an improving global economic environment. Headwinds remain present, however, with depressed commodity prices remaining a two-edged sword, valuation multiples in the U.S. equity market lingering above their long-term averages, and slowing economic growth expected from emerging market countries, going forward.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Mid Cap Index Trust Series I	–2.59%	10.23%	7.72%	62.71%	110.27%
Mid Cap Index Trust Series II	–2.80%	10.01%	7.50%	61.09%	106.09%
Mid Cap Index Trust Series NAV	–2.54%	10.29%	7.77%	63.20%	111.31%
S&P MidCap 400 Index[2,3]	–2.18%	10.68%	8.18%	66.06%	119.46%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mid Cap Stock Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Mario E. Abularach, CFA, Michael T. Carmen, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	28.4
Health care	24.8
Consumer discretionary	14.7
Financials	11.4
Industrials	10.9
Consumer staples	4.3
Energy	2.3
Telecommunication services	1.1
Materials	0.9
Short-term investments and other	1.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Mid Cap Stock Trust Series I shares returned 3.00% and the Russell Midcap Growth Index declined 0.20%.

Environment  >  U.S. stocks in 2015 experienced multiple changes in direction which became more extreme in the second half of the year. The market pulled back in early March as soft manufacturing data, the anticipation of currency- and oil-related earnings headwinds, and valuation concerns weighed on investors’ minds. The U.S. Federal Reserve’s (Fed) hesitation to raise rates, along with continued strong merger and acquisition activity, a rebound in hiring, and solid housing data, helped to fuel risk appetites as we moved through the second quarter. Stocks ended June on a sour note after negotiations between Greece and its creditors broke down. In the second half of the period, the U.S. economy remained on solid footing, with a seven-year low in unemployment, and a healthy housing market. The growth slowdown in China and its implications for global commerce fueled investor anxiety. During August and September, the market remained extremely volatile and experienced its first correction since October 2011. The fourth quarter began with a sharp positive reversal in October. Oil prices and the energy sector as a whole remained extremely volatile. After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate.

Four of ten sectors in the Russell Midcap Growth Index posted absolute gains for the year. The consumer staples, health care, information technology, and financials sectors led the index, while the energy and utilities sectors declined the most.

Strong stock selection drove relative outperformance for the period, particularly within the health care, information technology, consumer discretionary, and energy sectors. These results were partially offset by weak selection within the consumer staples and industrials sectors. Top relative contributors to performance included on-demand internet streaming media company Netflix, Inc. (sold) and biopharmaceutical company Ono Pharmaceutical Company, Ltd. Also contributing to performance was our position in Uber Technologies, Inc., a private technology company that provides an innovative ride sharing service. Top relative detractors from performance included stock photography provider Shutterstock, Inc. (sold); commercial vendor of space imagery and geospatial content DigitalGlobe, Inc.; and chemical company Platform Specialty Products Corp.

Allocation among sectors, a residual of our fundamentally-driven bottom-up stock selection process, had little impact on performance for the period. An underweight to the top performing consumer staples sector and exposure to the energy sector dampened relative results. An overweight to the strong performing health care sector and an underweight to consumer discretionary offset these negative relative results.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Trust Series I	3.00%	11.05%	7.98%	68.91%	115.47%
Mid Cap Stock Trust Series II	2.75%	10.83%	7.76%	67.18%	111.07%
Mid Cap Stock Trust Series NAV	3.04%	11.12%	8.03%	69.41%	116.58%
Russell Midcap Growth Index[2,3]	–0.20%	11.54%	8.16%	72.66%	119.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mid Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index. The trust invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	27.0
Consumer discretionary	11.7
Consumer staples	9.6
Health care	9.5
Industrials	9.4
Materials	8.5
Energy	6.0
Utilities	5.5
Information technology	3.4
Telecommunication services	0.6
Short-term investments and other	8.8

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2015, the Mid Value Trust Series NAV shares declined 3.40% and the Russell Midcap Value Index declined 4.78%.

Environment  >  As measured by the various Russell indexes, large-cap stocks held their value better than their mid- and small-cap counterparts, and in the mid-cap space, growth posted smaller losses than value. Within the benchmark, health care led returns, while energy, telecommunication services, and materials all ended sharply down.

Materials proved to be the greatest contributor relative to the index, as strong stock performance in the trust’s holdings more than made up for the impact of a detrimental overweight. We maintain a substantial allocation to materials, with a focus on metals and mining companies, particularly those exposed to precious metals. We also maintain broad representation among many other industries in this sector, including construction materials and paper and forest products industries.

Health care added relative value as well, due to stock selection and a beneficial overweight. This sector is experiencing volatility as health care reform slowly goes into effect, and we have been scaling back our exposure, particularly among health care providers and services. At the same time, we are finding attractive opportunities in biotechnology. In industrials, our stock holdings held their value better than their benchmark peers. Our allocation to this sector is in line with the proportion in the benchmark, and we have a particular emphasis on aerospace, defense, and air freight and logistics.

On the negative side, stock selection and an underweight made information technology a detractor for the period. We view this sector as having more of a growth focus and so tend to be underweight. Our largest allocation within this sector is in the semiconductor space. In consumer staples, our stock holdings underperformed, but our strategic overweight partly mitigated that negative effect. We continue to find attractive values in many areas, including packaged food, an area that is seeing significant consolidation.

Stock positioning in utilities held back relative results, though that effect was partly offset by an underweight allocation within the sector. Our most significant exposure in this sector is to electric utilities, followed by independent power producers. Slow economic growth and power demand have produced attractive valuations in the latter industry, and consolidation is creating more favorable conditions for companies that have weathered the recession and tepid recovery.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Mid Value Trust Series I	–3.43%	9.79%	7.90%	59.49%	113.81%
Mid Value Trust Series II	–3.64%	9.58%	7.68%	58.02%	109.51%
Mid Value Trust Series NAV	–3.40%	9.85%	7.94%	59.99%	114.79%
Russell Midcap Value Index[2,3]	–4.78%	11.25%	7.61%	70.42%	108.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mutual Shares Trust

Subadvisor: Franklin Mutual Advisers, LLC
Portfolio Managers: Peter Langerman, F. David Segal, CFA, Deborah A. Turner, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks capital appreciation. Income is a secondary objective. Under normal market conditions, the trust invests primarily in equity securities (including convertible securities or securities the subadvisor expects to be exchanged for common or preferred stock) of companies of any nation that the subadvisor believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Common stocks	86.6
Term loans	3.3
Corporate bonds	1.8
Municipal bonds	0.4
Short-term investments and other	7.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Mutual Shares Trust Series NAV shares declined 4.63% and the S&P 500 Index returned 1.38%.

Environment  >  The U.S. economy grew during 2015 amid healthy consumer spending and improved labor markets. After maintaining a near-zero interest rate for seven years, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% in December, easing some market uncertainty. U.S. stock markets experienced occasional sell-offs resulting from investor concerns about the Fed’s interest rate increases, slower global economic growth, some geopolitical tensions and a plunge in crude oil prices. Investors generally remained confident, however, as the Fed maintained an accommodative monetary policy despite the rate increase, the eurozone economy improved and China implemented more economic stimulus measures. Despite some volatility, U.S. stock markets, as measured by the S&P 500, generated a modest positive total return for 2015.

Stock selection in consumer discretionary, information technology, materials and energy were major detractors from trust performance relative to the S&P 500 Index, while stock selection in consumer staples, financials, and health care contributed.

Major detractors from performance included oil and natural gas producer Marathon Oil Corp., natural resources firm Freeport-McMoRan, Inc., and retailer Macy’s Inc. Falling oil prices hurt Marathon Oil, resulting in a dividend cut and reduced deepwater exploration. Freeport-McMoRan was hindered by falling copper, crude oil and natural gas prices and concerns about its Indonesia unit. Macy’s stock price fell in November when it announced, after months of review by its board, that it would continue to explore real estate transactions on an individual basis but would not place its property assets into a real estate investment trust.

In contrast, top contributors to performance included software provider Microsoft Corp. and pharmaceutical companies Hospira, Inc. (acquired by Pfizer) and Eli Lilly & Company. Microsoft’s earnings improved amid increased cloud computing and server product momentum and strong adoption of Windows 10. Shares of Hospira, a manufacturer of injection drugs and biosimilars, gained following an acquisition bid by Pfizer in February, which was successfully closed in September. Eli Lilly’s stock gained after product approvals of its treatments for cancer, psoriasis and rheumatoid arthritis, as well as increased profit margins and earnings guidance.

At period-end, equities remained the core of the trust. Sector weightings that declined included energy, utilities, materials, and consumer discretionary, while the weightings of financials, health care, consumer staples, and information technology were among those that increased during the year. Consistent with its investment strategy, the trust maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mutual Shares Trust Series I2	–4.68%	8.19%	—	2.59%	48.25%	—	24.80%
Mutual Shares Trust Series NAV (began 5/1/07)	–4.63%	8.25%	—	2.64%	48.61%	—	25.32%
S&P 500 Index[3,4]	1.38%	12.57%	—	6.04%	80.75%	—	66.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I shares is January 28, 2008. For periods prior to January 28, 2008, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be lower.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Real Estate Securities Trust

Subadvisor: Deutsche Investment Management Americas Inc.
Portfolio Managers: Joseph D. Fisher, CFA, John F. Robertson, CFA, John W. Vojticek, David W. Zonavetch, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a combination of long-term capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Retail REITs	26.0
Residential REITs	19.2
Specialized REITs	15.6
Office REITs	12.4
Health care REITs	9.0
Industrial REITs	6.9
Diversified REITs	4.8
Hotel and resort REITs	4.2
Short-term investments and other	1.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Real Estate Securities Trust Series I shares returned 2.68% and the MSCI U.S. REIT Index returned 2.52%.

Environment  >  The U.S. REIT market finished the calendar year of 2015 in positive territory and outperformed the broader equity market (as measured by the S&P 500 Index). REITs started off in strong fashion during the first quarter of the year as quarterly earnings were generally positive to in-line across the board, while interest rates remained under pressure and provided support for REIT equity prices. Coming off a strong first quarter, REITs reversed course in the first week of April and failed to make up ground for the remainder of the second quarter as fears of rising rates continued to put pressure on the sector. As such, the longer lease duration areas were the worst performing sectors during the second quarter, while shorter lease duration securities performed better. After a weak second quarter, REITs reversed course again in the third quarter as a lower than expected interest rate environment and a strong fundamental backdrop supported share prices during the quarter. REITs delivered earnings that were in-line or better than expected, and maintained or raised guidance for earnings going forward. During the quarter, the most positive news came out of the apartment, industrial and storage segments, while news from the hotel segment was more negative. Specifically, the apartment segment continued to benefit from strong fundamentals and has attracted more and more capital, which could result in increased merger and acquisition activity going forward. The industrial segment was supported by strong investor demand, solid fundamentals, and higher occupancy rates. Within the hotel segment, news during the quarter was less positive as, in the near term, the expectations are for challenges from decelerating growth and a stronger U.S. dollar. The U.S. REIT market posted a positive return in fourth quarter, slightly outpacing the broader U.S. equity market. Property stocks proved resilient, despite the fact that the Federal Reserve finally raised the Fed Funds rate in December (a hike that was well anticipated).

During its most recent fiscal year, the trust’s good performance relative to the index was characterized by stock selection and sector allocation. Stock selection was strongest in the industrial, health care and self-storage segments. This was somewhat offset by weak stock selection in the office, hotel and apartment segments. From a sector selection perspective, the underweight in the specialty and the underweight in the hotels segments were the largest contributors. The underweight in the health care segment detracted the most during the year.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I	2.68%	11.64%	7.49%	73.43%	105.92%
Real Estate Securities Trust Series II	2.46%	11.42%	7.28%	71.72%	101.86%
Real Estate Securities Trust Series NAV	2.80%	11.72%	7.55%	74.05%	107.11%
MSCI U.S. REIT Index[2,3]	2.52%	11.88%	7.35%	75.32%	103.17%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The MSCI U.S. REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Science & Technology Trust

Subadvisors: Allianz Global Investors US, LLC, T. Rowe Price Associates, Inc.
Portfolio Managers: Kennard W. Allen, Huachen Chen, CFA, Walter C. Price, Jr., CFA,

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital. Current income is incidental to the trust’s objective. Under normal market conditions, the Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	69.8
Consumer discretionary	16.2
Health care	3.2
Telecommunication services	2.3
Industrials	0.5
Financials	0.4
Short-term investments and other	7.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Science & Technology Trust Series I shares returned 6.69% and the Lipper Science and Technology Index returned 4.78%.

Environment  >  U.S. stock indexes were mixed in 2015. During the summer, large-cap U.S. indexes experienced their first correction in the last four years, defined as a drop of at least 10% from their highs. Uncertainties in the global macro and political environment clouded investors’ outlooks. As a result, high growth and high valuation stocks bore the brunt of the negative sentiment that prevailed in the latter half of the period. While volatility in the broad market rose, market indexes became extraordinarily concentrated. As anticipated, the U.S. Federal Reserve raised its fed funds target rate during the last month of 2015.

Allianz Global Investors  >  In general, leading companies in the cloud computing, cyber security, and internet industries performed well during the year, while hardware, personal computing (PC), and enterprise software companies struggled. The primary drivers for performance relative to the index include underweights in Alphabet, Inc. (Google’s parent) and Microsoft Corp. which are both very large holdings in the benchmark. Exposure to some PC and hardware stocks also weighed on relative performance. We reduced our exposure to the PC and hardware stocks as challenges persist in these markets. Given the large benchmark weights in Microsoft and Google, we maintain underweight positions in these stocks, although we increased our positions in both companies. We believe Microsoft and Google are among the leaders in very attractive secular growth areas of technology. In the security industry, Palo Alto Networks, Inc. has been the most consistent company, delivering strong sales while expanding operating margins and producing positive free cash flow. China’s leading online gaming company NetEase, Inc. was also a top contributor. Mobile games have emerged as the key driving force behind the online gaming industry in China, and NetEase has a rich mobile game pipeline with attractive long-term growth potential.

T. Rowe Price Associates, Inc.  >  Stock selection and an overweight position in media were the largest contributors to performance relative to the index. In particular, shares of the e-commerce giant Amazon.com, Inc. rose over the 12-month period. Amazon.com experienced a record-breaking holiday season for its Prime services, Amazon Original Series, and Amazon devices. Shares of Chinese Internet giant Tencent Holdings, Ltd. fared well during the period as well, and the company is poised for growth with the recent launch of its small, lightweight consumer drones.

Positive stock selection and an underweight position in software proved beneficial during the period. In the software industry, shares of Microsoft Corp. soared after a successful unveiling of the Windows 10 platform. The health care sector further boosted relative returns, thanks to good stock picks and a beneficial underweight position.

Sector positioning and stock selection in hardware were the key detractors from relative returns during the period. In particular, holdings in Stratasys, Ltd. and Seagate Technology PLC fared poorly. The 3-D printing technology company, Stratasys, has struggled during the period due to unfavorable broader market conditions, such as currency exchange rates. Weak fourth-quarter guidance has also impacted its performance. Stock picking in semiconductors was another detractor from relative returns.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I	6.69%	11.99%	9.73%	76.14%	153.07%
Science & Technology Trust Series II	6.49%	11.77%	9.52%	74.41%	148.23%
Science & Technology Trust Series NAV	6.77%	12.05%	9.79%	76.61%	154.42%
S&P 500 Index[2,4]	1.38%	12.57%	7.31%	80.75%	102.42%
Lipper Science and Technology Index[3,4]	4.78%	11.66%	8.45%	73.55%	124.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The Lipper Science and Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Growth Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Steven C. Angeli, CFA, Mario E. Abularach, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the trust, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P SmallCap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	24.7
Health care	22.2
Financials	15.3
Consumer discretionary	12.8
Industrials	12.8
Materials	5.5
Energy	2.1
Consumer staples	1.0
Short-term investments and other	3.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Small Cap Growth Trust Series NAV shares declined 8.78% and the Russell 2000 Growth Index declined 1.38%.

Environment  >  U.S. stocks retreated briefly early in 2015, but then reached new all-time highs shortly thereafter. The market pulled back in early March as soft manufacturing data, potential currency- and oil-related earnings headwinds, and valuation concerns weighed on investors’ minds. In the second half while the U.S. economy remained on solid footing, the growth slowdown in China and its implications for global commerce fueled investor anxiety. During August and September, the market remained extremely volatile and experienced its first correction since October 2011. Oil prices and the energy sector as a whole remained extremely volatile. After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate.

Security selection was the largest detractor from relative performance. Particularly within the information technology, industrials, and health care sectors; this was partially offset by strong selection in the energy and materials sectors. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative performance during the period. An underweight allocation to health care, as well as an overweight allocation to industrials weighed on relative performance. This was partially offset by an underweight to the weaker consumer discretionary and consumer staples sectors. Top detractors from relative performance included specialty chemicals maker Platform Specialty Products Corp., American trucking company Swift Transportation Company (sold), and Apigee Corp., a firm focused on helping organizations build and manage application programming interface connectors.

Contributors to relative performance included pharmaceutical company Anacor Pharmaceuticals, Inc., DexCom, Inc., a medical devices company specializing in diabetes management, and WNS Holdings, Ltd., a global business process management company.

At the end of the period, the team’s stock-by-stock decisions led to overweight allocations relative to the index in the financials, materials, and energy sectors. The health care sector continued to be the trust’s largest underweight, followed by consumer discretionary and consumer staples. The largest changes during the period were in the financials and industrials sectors. The trust’s relative exposure was significantly increased in the financials sector; and decreased in the industrials sector.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Small Cap Growth Trust Series I	–8.85%	8.92%	6.99%	53.32%	96.55%
Small Cap Growth Trust Series II	–9.06%	8.70%	6.77%	51.78%	92.57%
Small Cap Growth Trust Series NAV	–8.78%	8.98%	7.04%	53.73%	97.41%
Russell 2000 Growth Index[2,3]	–1.38%	10.67%	7.95%	66.04%	114.92%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Brett Hyrb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the Russell 2000 Index; and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadvisor believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	25.5
Information technology	17.9
Health care	16.0
Consumer discretionary	13.5
Industrials	12.1
Utilities	3.8
Materials	3.5
Consumer staples	3.3
Energy	2.6
Telecommunication services	0.9
Short-term investments and other	0.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Small Cap Index Trust Series I shares declined 4.58% and the Russell 2000 Index declined 4.41%.

Environment  >  Despite three of the four quarters providing positive returns, it was not enough to offset the steep declines suffered by the Russell 2000 Index during the third quarter on the heels of China’s currency devaluation and questions surrounding the prospects for the country’s growth and global economic growth. Small-capitalization stocks underperformed both mid-capitalization and large-capitalization stocks for the year, with increased volatility in equity markets in the third quarter contributing to the disparity in performance.

Only two of the 10 GICS sectors generated positive returns for the period, with increases in health care and information technology unable to offset overall declines. The greatest detractors came from the industrials, consumer discretionary, and energy sectors. In energy, oil prices (as measured by West Texas Intermediate) continued their two-year rout, dropping further in 2015 after sinking in 2014. Increased supply in the U.S. and ramped-up production from Organization of the Petroleum Exporting Countries put further downward pressure on the commodity.

In the first quarter, the index increased by 4.32%, with eight of the ten GICS sectors providing positive returns as a stronger U.S. dollar, lower gasoline prices, strong job growth and improved consumer sentiment all helped push U.S. equity markets higher during the period. The best-performing sectors included health care, information technology, and consumer discretionary. Weaker performing sectors included energy, telecommunication services, and consumer staples. Companies less dependent on foreign sales in particular benefited from these economic advantages, with lower materials, energy and transportation costs improving bottom-line results.

The index increased marginally (0.42%) in the second quarter, with declines in utilities, materials, and industrials offsetting gains made by health care, information technology, and financials. While merger and acquisition activity in the telecommunication services and health care sectors and quantitative easing in Europe helped create a more favorable environment, the positive sentiment was partially muted by concerns related to global growth prospects on the heels of an interest rate reduction in China.

In the third quarter, equity markets experienced significant volatility as investors became increasingly concerned about the prospects for global economic growth, the slowdown in China’s economy and the notable decline in commodity prices. The index declined by 11.92% during this period, with uncertainty surrounding global economic growth and devaluation of the Chinese yuan causing a correction in equity markets as investors reduced exposure to riskier assets. All 10 sectors of the index posted negative results over this quarter, with the greatest detractors coming from the health care, industrials, and information technology sectors.

Equity markets managed to stage a healthy recovery during the fourth quarter, with the index generating a total return of 3.59%, as participants weighed the positive signal sent by the Federal Reserve’s interest rate hike — its first in 9 years — against continued market volatility in China and ongoing declines in commodity prices.

Accommodative monetary policies in Europe and Asia and continued economic growth out of the U.S. should lead to an improving global economic environment. Challenges to growth continue, however, with depressed commodity prices remaining a double-edged sword, valuation multiples in the U.S. equity market above their long-term averages, and slowing economic growth expected from emerging market countries going forward.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Small Cap Index Trust Series I	–4.58%	8.93%	6.47%	53.35%	87.20%
Small Cap Index Trust Series II	–4.79%	8.71%	6.25%	51.84%	83.41%
Small Cap Index Trust Series NAV	–4.59%	8.99%	6.53%	53.79%	88.16%
Russell 2000 Index[2,3]	–4.41%	9.19%	6.80%	55.18%	93.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Opportunities Trust

Subadvisors: Dimensional Fund Advisors LP, Invesco Advisers, Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray, Joel Schneider

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	27.0
Industrials	18.5
Information technology	16.4
Consumer discretionary	12.4
Health care	9.3
Materials	5.6
Energy	4.3
Consumer staples	3.0
Telecommunication services	1.4
Utilities	0.9
Short-term investments and other	1.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Small Cap Opportunities Trust Series I shares declined 5.17% and the Russell 2000 Value Index declined 7.47%.

Environment  >  The U.S. market had slightly positive performance for the 2015 calendar year, and outperformed both non U.S. developed markets and emerging markets. The Russell 3000 Index modestly led the MSCI World ex USA Index, and was well ahead of the MSCI Emerging Markets Index. Using the Russell indices as proxies, large cap growth stocks were well ahead of small cap value stocks. Energy and materials underperformed, while health care and consumer discretionary were the strongest-performing sectors.

Invesco Advisers, Inc.  >  The trust outperformed relative to the index in several sectors including financials, consumer discretionary, materials and industrials. These contributions were offset by underperformance in the health care, information technology, and energy sectors.

Stock selection in the financials sector added relative value. StanCorp Financial Group, Inc. is a life insurance company that was acquired during the year for a substantial premium. Western Alliance Bancorp was another contributor that reported solid loan growth and completed an acquisition faster than had been expected. Consumer discretionary stocks were another area of relative strength and Sonic Corp. was a contributor. The rollout of new digital menu boards has helped drive additional sales for the company while simultaneously improving efficiency of service.

The area of greatest challenge was the health care sector. The trust targets high quality companies, so in order to prudently manage the volatile biotechnology group, we set very high hurdles which often lead us to a modest underweight relative to the index. During the past year, biotechnology stocks outperformed and our underweight to that group hurt relative performance. The trust was also hurt by information technology. Security company, Barracuda Networks, Inc. was a purchase during the year that pulled back significantly as the European portion of their business strained growth expectations for the entire company. Finisar Corp. was another detractor and we sold the position during the year.

Dimensional Fund Advisors, LP  >  The trust’s inclusion of some mid cap stocks was the primary contributor to relative performance, as mid-cap stocks outperformed small cap stocks during the year. Value securities generally underperformed growth securities in the period. The trust’s greater weight than that of the index in the deepest value securities detracted from relative performance. From a sector perspective, the trust’s focus on low relative price (value) securities led the portfolio to have greater weights in financials, energy and materials sectors than the index. Financials outperformed, contributing to relative outperformance. However, the energy and materials sectors both underperformed, offsetting the outperformance from financials. Real Estate Investment Trusts (REITs) underperformed the index and utilities outperformed the index for the period. The trust’s general exclusion of REITs contributed to relative performance, while that of highly regulated utilities detracted.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Small Cap Opportunities Trust Series I	–5.17%	9.02%	4.66%	53.98%	57.76%
Small Cap Opportunities Trust Series II	–5.34%	8.81%	4.45%	52.50%	54.60%
Small Cap Opportunities Trust Series NAV	–5.12%	9.07%	4.71%	54.36%	58.49%
Russell 2000 Value Index[2,4]	–7.47%	7.67%	5.57%	44.72%	72.03%
Russell 2000 Index[3,4]	–4.41%	9.19%	6.80%	55.18%	93.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Value Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Timothy J. McCormack, CFA, Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Industrials	30.9
Financials	21.4
Health care	11.3
Information technology	8.1
Consumer discretionary	7.3
Energy	6.0
Consumer staples	4.3
Materials	4.1
Utilities	3.7
Short-term investments and other	2.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Small Cap Value Trust Series NAV shares declined 1.31% and the Russell 2000 Value Index declined 7.47%.

Environment  >  The trailing twelve month period was defined by significant volatility in the global markets, causing flat to modestly negative returns for broad market indices. Despite 2015 beginning on a sour note, with January recording the worst monthly return for U.S. stocks in a year, the first quarter of 2015 ended positively. However, earnings sentiment was fairly negative among many investors, in part due to currency headwinds. The second quarter of 2015 was defined by strong merger and acquisition activity, a rebound in hiring, and solid housing data. May was the second-best month ever for deals involving U.S. companies. News of an economic contraction and comments from U.S. Federal Reserve (Fed) Chair Janet Yellen that equity valuations were “quite high” were not enough to quell bullish sentiment. However, as the twelve-month period came to a close, the markets were marred with volatility caused by geopolitical and macroeconomic uncertainty. U.S. equities retreated, as the S&P 500 experienced its first correction (a 10% decline from its recent high) since October 2011. Despite cautionary statements from the Fed, as widely expected, the central bank delivered its first rate hike since 2006 in December. Overall, the U.S. economy remained on solid footing, with a sharp rebound in GDP, a seven-year low in unemployment, and a healthy housing market.

The trust’s top detractors from relative performance during the period included Belden, Inc., a designer, manufacturer, and marketer of electronic cables and connectivity products for industrial, broadcast, and data-networking markets; Stage Stores, Inc., a regional department store operator; and UTi Worldwide, Inc., a non-asset-based supply chain management services provider.

Sector allocation, a residual of our bottom-up stock selection process, detracted from relative performance during the period. An underweight allocation to financials along with overweights to the industrials, materials, and energy sectors detracted. This was partially offset by positive results from an overweight to the health care sector.

Security selection contributed to relative returns. Stock selection in the energy, health care, materials, and consumer staples sectors contributed the most; this was partially offset by weaker stock selection in the information technology sector. The trust’s top contributors to relative returns during the period included developer and distributor of branded consumer products in personal care and housewares, Helen of Troy, Ltd.; MedAssets, Inc., a leading supplier of cost management and supply chain services to hospitals and other health care providers; and Charles River Laboratories International, Inc., a contract research organization.

At the end of the period, the portfolio was overweight the industrials, health care, and energy sectors. The financials sector continued to be the trust’s largest underweight, followed by utilities, consumer discretionary, and information technology. The largest changes during the period were an increase to the trust’s industrials exposure and a decrease to the trust’s information technology sector.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Small Cap Value Trust Series I	–1.36%	10.51%	8.63%	64.85%	128.74%
Small Cap Value Trust Series II	–1.57%	10.29%	8.41%	63.18%	124.18%
Small Cap Value Trust Series NAV	–1.31%	10.57%	8.68%	65.25%	129.92%
Russell 2000 Value Index[2,3]	–7.47%	7.67%	5.57%	44.72%	72.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Company Growth Trust

Subadvisor: Invesco Advisers Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Clay Manley

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in securities of small capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	26.9
Health care	25.4
Consumer discretionary	15.3
Industrials	13.4
Financials	7.6
Materials	2.7
Energy	1.8
Consumer staples	1.7
Telecommunication services	1.4
Short-term investments and other	3.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Small Company Growth Trust Series NAV shares declined 1.75% and the Russell 2000 Growth Index declined 1.38%.

Environment  >  The U.S. economy continued its modest, but steady growth, during the year — although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. On the other end of the spectrum, the improved position of the U.S. consumer was the more subtle story which drove the economy forward during the fiscal year.

The trust’s underperformance came largely from stock selection in the financials, health care, and utilities sectors, and by a modest overweight exposure to the battered energy sector as oil prices plummeted. Outperformance was generated by stock selection in the consumer discretionary, information technology (IT), materials, and consumer staples sectors.

During the year, financial stocks were the biggest area of challenge for the trust. Affiliated Managers Group, Inc. was a large detractor as the asset management company pulled back with equity markets in the summer and then fell more significantly later when one of its affiliate managers closed a strategy in controversial fashion due to liquidity issues in the distressed credit market. We exited the stock during the year. Cullen/Frost Bankers, Inc. was another detractor from performance during the year.

The trust outperformed by the widest margin in the consumer discretionary sector due primarily to stock selection. Long time holding Pool Corp. was the largest contributor in this sector. Benefiting from a rebound in home remodeling and new pool construction, the company continued to increase sales and earnings and returned cash to shareholders in the form of share re-purchases. In May, brand name retailer Ann Taylor (ANN, Inc.) was acquired by another company for a significant premium and we sold the stock with the acquisition.

IT stocks performed better than most sectors during the year, and the trust’s IT holdings outperformed those of the index. Manhattan Associates, Inc., which provides supply-chain management solutions, was one of the best performing stocks for the year. The company consistently beat earnings expectations through the year and built an impressive pipeline of future business. IT outsourcing company EPAM Systems, Inc. also contributed to results.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Small Company Growth Trust Series NAV	–1.75%	11.51%	8.20%	72.39%	120.01%
Russell 2000 Growth Index[2,3]	–1.38%	10.67%	7.95%	66.04%	114.92%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Company Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: J. David Wagner

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	34.8
Industrials	15.2
Consumer discretionary	11.6
Information technology	9.8
Utilities	7.3
Health care	7.0
Materials	5.1
Energy	3.6
Consumer staples	3.2
Short-term investments and other	2.4

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2015, the Small Company Value Trust Series I shares declined 5.60% and the Russell 2000 Value Index declined 7.47%.

Environment  >  As measured by the various Russell indexes, large-cap stocks performed better than their mid- and small-cap counterparts, as both of the latter ended in negative territory overall. Growth outperformed value across all capitalization levels, particularly among small-cap names.

Performance was down for both the trust and the Russell 2000 Value Index, but the trust outperformed the benchmark. Energy proved to be the greatest relative contributor, as our stock holdings held their value better than their benchmark counterparts. Oil and gas producer Matador Resources Company was a key name here, with shares holding up despite major sell-offs in the energy space. In industrials, we benefited from strong stock positioning, although our overweight position dragged on relative results. Strong performers included Beacon Roofing Supply, Inc. and Comfort Systems USA, Inc.. Both companies are benefiting from recovery in the housing market, and Beacon Roofing Supply received an additional boost from acquiring competitor RSG Roofing Supply (not held).

Stock choices in consumer discretionary also added relative value, most notably Pool Corp. This wholesale distributor of pool supplies and landscape and irrigation products has gained market share amid increased pool construction and warmer climate patterns in much of the U.S. Materials was another area of relative strength, as stock selection more than made up for a detrimental overweight. A key name here was specialty chemicals company Innospec, Inc., which focuses on the area of fuel additives and also provides chemicals used in oil and gas production (including fracking). Despite weak end markets and some currency-related headwinds, the firm held steady in a period where many materials companies faced serious challenges.

Information technology detracted from relative results, owing to stock choices. Belden, Inc., which manufactures cables and other connectivity products, had done well in 2014 after its acquisition of Tripwire, but recent weakness in its industrial end markets have led investors to be more cautious on the stock and to become concerned that future acquisitions may not go as smoothly. Stock selection in health care also created a drag on relative performance, particularly our exposure to Halyard Health, Inc. This provider of surgical and infection prevention products faced difficulty in international markets and pricing competitiveness due to the strong U.S. dollar. In financials, our underweight hurt, though stock choices partly mitigated that negative effect. Expectations and the late realization of a Federal Reserve interest rate increase provided a boost to the sector, making it the second- best-performing market segment in the benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I	–5.60%	7.46%	6.33%	43.30%	84.73%
Small Company Value Trust Series II	–5.79%	7.24%	6.11%	41.85%	81.03%
Small Company Value Trust Series NAV	–5.51%	7.52%	6.39%	43.67%	85.73%
Russell 2000 Value Index[2,3]	–7.47%	7.67%	5.57%	44.72%	72.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Strategic Equity Allocation Trust

Subadvisors: John Hancock Asset Management
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Steve Medina, CFA,* Nathan Thooft, CFA
* Retired 1/1/16

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks capital appreciation by investing at least 80% of its net assets in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The fund’s allocation to various markets and types of securities will be actively managed.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	19.9
Information technology	15.0
Health care	13.3
Consumer discretionary	12.6
Industrials	11.0
Consumer staples	9.6
Energy	5.3
Materials	4.1
Utilities	3.3
Telecommunication services	2.9
Short-term investments and other	3.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Strategic Equity Allocation Trust Series NAV shares declined 0.35% and a blend of 75% Russell 3000 Index and 25% MSCI EAFE Index, returned 0.30%.

Environment  >  Thanks to a robust October rally, U.S. stocks performed relatively well in the final quarter of 2015 against the backdrop of a somewhat disappointing year. Several factors kept share prices from making much upward headway through the first seven months of the year, including weak commodity prices, the U.S. economic recovery, and worry about emerging markets, particularly Greece and China. Emerging markets (EM) had a disappointing year, hampered by weak economic growth, falling commodity prices and adverse currency movements. Ongoing supply/demand imbalance in the crude oil market hurt major exporters of that commodity in the EM world, such as Russia and Brazil.

Investment-grade bonds had a mediocre year, capped off by a challenging fourth quarter. U.S. treasury securities periodically benefited from their status as safe-haven investments, but a surging U.S. dollar threatened the profits of multinational corporations. Downward pressure on yields was offset by some data indicating the U.S. economic recovery remained on track. Further down the quality scale, high-yield bonds performed relatively poorly, partly reflecting the challenging conditions for energy companies, which make up a sizable portion of high-yield issuers.

JHVIT Strategic Equity Allocation is an actively managed core global equity fund. The portfolio invests in U.S. large-, mid- and small-cap equities as well as non-U.S. developed market equities.

The trust trailed its blended benchmark, although it outpaced its world stock peer group for the year. Performance was driven by its asset class positioning, in line with the market conditions discussed above. On a geographic basis, U.S. large-capitalization equities were the top contributor to the trust’s performance. Allocations to U.S. mid- and small-cap equities detracted from the trust’s relative performance. Allocations to developed market international equities were a relative detractor as the MSCI EAFE Index trailed the S&P 500 Index.

We expect 2016 will likely be characterized by below-average equity and fixed-income returns, and heightened volatility. U.S. equities could face headwinds from decelerating earnings momentum, an inventory overhang, margin pressures and the risk that another U.S. dollar spike would pressure earnings even more. For all developed markets, risk factors include high debt and geopolitical tension in the Middle East and offshore China.

PERFORMANCE TABLE[1]	Average Annual Total Returns				Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Strategic Equity Allocation Trust Series NAV (began 4/16/12)	–0.35%	—	—	10.91%	—	—	46.98%
S&P 500 Index[2,4]	1.38%	—	—	13.78%	—	—	61.46%
Blended Index[3,4]	0.30%	—	—	12.00%	—	—	52.31%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The Blended Index is composed of 75% Russell 3000 Index and 25% MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Total Stock Market Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Brett Hyrb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the Wilshire 5000 Total Market Index; and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadvisor believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Information technology	19.6
Financials	17.9
Consumer discretionary	13.7
Health care	13.3
Industrials	10.2
Consumer staples	9.1
Energy	6.6
Materials	2.9
Utilities	2.8
Telecommunication services	2.2
Short-term investments and other	1.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Total Stock Market Index Trust Series I shares declined 0.64% and the Wilshire 5000 Total Market Index declined 0.24%.

Environment  >  The Wilshire 5000 Total Market Index declined 0.24% for 2015 with gains in the first and fourth quarters muted by a significant market correction in the third; the second quarter was flat. On a sector basis, returns were mixed, with gains made in the consumer discretionary, consumer staples, health care, information technology, and telecommunication services sectors offset by losses in energy, financials, industrials, materials, and utilities. Energy proved to be the largest detractor from returns during the period, as oil prices (as measured by West Texas Intermediate) continued their two-year rout. Increased supply in the U.S. and ramped-up production from Organization of the Petroleum Exporting Countries put further downward pressure on the commodity.

The Index increased by 1.77% in the first quarter, with seven of the ten GICS sectors producing positive results as a stronger U.S. dollar, lower gasoline prices, strong job growth and improved consumer sentiment all helped push U.S. equity markets higher during the period. The best-performing sectors included health care, consumer discretionary, and telecommunication services. Weaker performing sectors included utilities, energy, and financials. Large-capitalization stocks underperformed both small-capitalization and mid-capitalization stocks. Companies less dependent on foreign sales, in particular, benefited from these economic advantages, with lower materials, energy and transportation costs improving bottom-line results.

In the second quarter, the Index was flat, with gains in the health care, telecommunication services, and consumer discretionary sectors offset by declines in utilities, energy, and industrials. Large-cap stocks underperformed both mid-caps and small-caps during the quarter. While merger and acquisition activity in the telecommunication services and health care sectors and quantitative easing in Europe helped create a more favorable environment, the positive sentiment was partially muted by concerns related to global growth prospects on the heels of an interest rate reduction in China.

Third quarter returns were marked by increased volatility as investors became increasingly concerned about the prospects for global economic growth, the slowdown in China’s economy and the resulting decline in commodity prices. The Index declined by 7.42% during this period, with uncertainty surrounding global economic growth and devaluation of the Chinese yuan causing a correction in equity markets as investors reduced exposure to riskier assets. On a sector level, all 10 sectors in the Index generated negative performance over the quarter

The Index generated a total return of 5.89% during the fourth quarter of the year, ending the year relatively flat, as equity markets staged a healthy recovery from the previous quarter’s late sell-off. Global growth forecasts, revised downward during the early part of the reporting period, remained in the backdrop of the market rally as investors digested the positive signal sent by the Federal Reserve’s interest rate hike — its first in 9 years. The equity market rally was broad at a sector level during the period, with all sectors, except for energy, participating. Sectors that contributed the most to the index’s rally included information technology, health care, and financials.

Accommodative monetary policies in Europe and Asia and continued economic growth out of the U.S. should lead to an improving global economic environment. Challenges to growth continue, however, with depressed commodity prices remaining a double-edged sword for have and have-not countries, valuation multiples in the U.S. equity market above their long-term averages and slowing economic growth expected from emerging market countries going forward.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Total Stock Market Index Trust Series I	–0.64%	11.34%	7.01%	71.12%	96.81%
Total Stock Market Index Trust Series II	–0.83%	11.13%	6.79%	69.51%	92.97%
Total Stock Market Index Trust Series NAV	–0.53%	11.40%	7.06%	71.54%	97.73%
Wilshire 5000 Total Market Index[2,3]	–0.24%	11.84%	7.44%	75.01%	104.95%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Wilshire 5000 Total Market Index is an unmanaged index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

U.S. Equity Trust

Subadvisor: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: Neil Constable, Ph. D., David Cowan, Ph. D., Chris Fortson, Ben Inker, Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Consumer discretionary	19.4
Information technology	18.9
Health care	15.6
Financials	14.4
Industrials	9.3
Consumer staples	8.7
Energy	7.1
Telecommunication services	3.4
Materials	1.3
Utilities	0.1
Short-term investments and other	1.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the U.S. Equity Trust Series NAV shares returned 0.52% and the Russell 3000 Index returned 0.48%.

Environment  >  Global equities generally posted mixed returns in U.S. dollar terms during the year 2015. MSCI All Country World Index declined 1.84%. Regional performance diverged with the S&P 500 Index up 1.38%, the MSCI Europe down 2.34%, and MSCI Japan Index up 9.90% and MSCI Emerging Markets Index down 14.60%.

Within the Russell 3000 Index, for the period, health care was the best sector with consumer discretionary, consumer staples, information technology, and telecommunication services also outperforming. Energy had the steepest loss while materials, utilities, industrials, and financials also underperformed the broad index.

The trust’s performance was driven most significantly by our valuation theme factor, U.S. high quality, and individual stock selection. A brief discussion of each position follows.

Stocks chosen based on the U.S. high quality factor averaged approximately three quarters of the trust’s portfolio weight in 2015. The position is widely multinational and carries less cyclical economic exposure compared to just the U.S. market. Within this group the impact of stock selection was negative during the year. U.S. high quality stocks generally underperformed the U.S. market as investors generally favored less defensive names. Investors also preferred higher volatility information technology names over the mature tech companies held in the trust. Owning Oracle Corp. (sold prior to period end) and QUALCOMM, Inc. hurt performance while owning Alphabet, Inc. (parent of Google) helped. In addition, the trust’s consumer staples holdings did not do as well as the sector overall. The small weight in financials and overweight in health care contributed positively to relative returns for the year.

Holdings selected based on the U.S. opportunistic value factor are an assortment of undervalued stocks outside of the U.S. quality holdings noted above. This group accounted for approximately one-quarter of the total assets and selection within the group had a positive impact on relative returns during the year. Our position in Amazon.com, Inc. was the most significant individual stock contributor. Energy sector company Chevron Corp. was one of the largest detractors.

As has been the case for several years, we continue to favor high quality stocks in the U.S. market, owing to their compelling relative valuations. Thus the trust is typically overweight relative to the consumer discretionary, health care, and energy sectors.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
U.S. Equity Trust Series I2	0.53%	11.70%	6.07%	73.87%	80.27%
U.S. Equity Trust Series II2	0.33%	11.54%	5.99%	72.62%	78.98%
U.S. Equity Trust Series NAV	0.52%	11.77%	6.10%	74.44%	80.86%
Russell 3000 Index[3,4]	0.48%	12.18%	7.35%	77.64%	103.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on April 27, 2012. For periods prior to April 27, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to April 27, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Utilities Trust

Subadvisor: MFS Investment Management
Portfolio Manager: Claud P. Davis, Maura A. Shaughnessy

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks capital growth and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Utilities	62.1
Energy	15.5
Telecommunication services	11.3
Consumer discretionary	8.2
Financials	2.3
Short-term investments and other	0.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Utilities Trust Series I shares declined 14.76% and the S&P 500 Utilities Index declined 4.84%.

Environment  >  Sluggish global growth weighed on both developed and emerging market (EM) economies during the reporting period. EM economies have been particularly lackluster. While the U.S. Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies. Focus was on China after policy missteps by the Chinese government roiled global markets over the summer, including the surprising decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period.

During the second half of the reporting period, the U.S. faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the U.S. dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher U.S. interest rates.

The trust’s allocation to the poor-performing natural gas pipeline industry was a primary detractor from performance relative to the S&P 500 Utilities Index. Notable detractors of relative performance included out-of-index positions like natural gas pipeline operators Kinder Morgan, Inc., Enbridge, Inc. and Energy Transfer Partners LP, oil and gas transportation and storage companies Plains GP Holdings, LP and Columbia Pipeline Group, Inc. Stock selection in the electric power sector was another area of relative weakness. The trust’s positions in power generation companies Dynegy, Inc. and NRG Energy, Inc. and clean power plant operators Calpine Corp. and TerraForm Power Operating LLC dampened relative results as all four companies posted poor performance for the reporting period. We sold the position in TerraForm. During the reporting period, the trust’s relative currency exposure detracted from relative performance. All investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

The trust’s positions in cable TV sector and wireless communications segments were contributors to performance. Most notably, shares of Time Warner Cable, Inc. and T-Mobile USA, Inc. within the wireless communications sector also benefited relative returns. We unwound the position in T-Mobile based on valuation. Holdings of renewable energy company EDP Renovaveis SA, telecommunications company Altice NV and Bezeq The Israel (Israeli) Telecommunication Corp., Ltd. also contributed to relative results.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Utilities Trust Series I	–14.76%	7.00%	8.15%	40.25%	118.87%
Utilities Trust Series II	–15.02%	6.79%	7.93%	38.90%	114.49%
Utilities Trust Series NAV	–14.79%	7.06%	8.20%	40.65%	120.01%
S&P 500 Index[2,4]	1.38%	12.57%	7.31%	80.75%	102.42%
S&P 500 Utilities Index[3,4]	–4.84%	11.03%	7.41%	68.77%	104.31%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power and natural gas distribution industries.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Value Trust

Subadvisor: Invesco Advisers Inc.
Portfolio Managers: Thomas Copper, CFA, Sergio Marcheli, John Mazanec

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to realize an above-average total return over a market cycle of three to five years consistent with reasonable risk by investing in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weighting*	% of Total
Financials	27.6
Industrials	16.6
Information technology	11.6
Consumer discretionary	10.6
Health care	8.7
Materials	6.7
Energy	6.0
Consumer staples	3.1
Telecommunication services	2.7
Utilities	2.6
Short-term investments and other	3.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Value Trust Series I shares declined 8.89% and the Russell Midcap Value Index declined 4.78%.

Environment  >  The U.S. economy continued its modest, but steady growth. As the year began, economic growth appeared to be stronger in the U.S. than in the rest of the world. Low interest rates, the increasing availability of credit, and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan. In the summer of 2015, U.S. equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Federal Reserve Board (Fed) to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed further to volatility. In the fall, however, U.S. markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major U.S. market indexes ended the year barely in positive territory.

For the period, the trust delivered a negative return and underperformed its benchmark, the Russell Mid Cap Value Index. Stock selection in the consumer discretionary sector was the largest detractor from both the trust’s relative and absolute return. A substantial detractor was Fossil Group, Inc., which reported weaker earnings on softer sales, due to declining demand for watches and leather goods. The company also faced headwinds from the stronger U.S. dollar, and lowered its earnings guidance for its fiscal year. We eliminated this position during the year.

Also within discretionary, auto parts suppliers Dana Holding Corp. and Johnson Controls, Inc. also detracted from the trust’s returns, as both of these companies had exposure to weakening emerging market economies, such as China. Health care providers Brookdale Senior Living, Inc. and HealthSouth Corp. also detracted from the trust’s relative and absolute return during the year. The information technology and financials sectors further detracted from relative performance for the period.

Stock selection in the industrials sector was the largest contributor to the trust’s relative return, driven primarily by Masco Corp. and Owens Corning, both in the building products industry. During the year, energy stocks remained under significant pressure due to persistently low oil prices; however, despite a negative absolute return, the trust’s underweight in the sector made a positive contribution to relative performance. The materials and telecommunications services sectors also positively contributed to relative return.

During the year, we increased our exposure to the materials and energy sectors and decreased exposure to health care and industrials. At the end of the period, our largest overweights relative to the benchmark remained in the industrials and health care sectors, while our largest underweights were in utilities and financials.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Periods Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Value Trust Series I	–8.89%	9.94%	7.94%	60.64%	114.68%
Value Trust Series II	–9.12%	9.72%	7.72%	59.01%	110.33%
Value Trust Series NAV	–8.86%	10.00%	7.98%	61.03%	115.55%
Russell Midcap Value Index[2,3]	–4.78%	11.25%	7.61%	70.42%	108.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. In the case of the American Portfolios, Core Strategy Trust, the Lifestyle Portfolio Stabilization (PS) Portfolios and Franklin Templeton Founding Allocation Trust, in addition to the operating expenses that the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1] 7/1/2015– 12/31/2015	Annualized Expense Ratio
500 Index Trust B
Series I — Actual	$1,000.00	$999.70	$1.51	0.30%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series II — Actual	1,000.00	998.50	2.52	0.50%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Series NAV — Actual	1,000.00	1,000.20	1.26	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
All Cap Core Trust
Series I — Actual	$1,000.00	$973.60	$4.28	0.86%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Series II — Actual	1,000.00	972.30	5.27	1.06%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%
Series NAV — Actual	1,000.00	973.70	4.03	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%
Alpha Opportunities Trust
Series I — Actual	$1,000.00	$968.00	$5.01	1.01%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Series NAV — Actual	1,000.00	967.70	4.76	0.96%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1] 7/1/2015– 12/31/2015	Annualized Expense Ratio
American Asset Allocation Trust
Series I — Actual	$1,000.00	$1,002.90	$3.13	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	1,002.10	3.89	0.77%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[2]
Series III — Actual	1,000.00	1,004.50	1.31	0.26%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%[2]
American Global Growth Trust
Series I — Actual	$1,000.00	$988.50	$2.76	0.55%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%[2]
Series II — Actual	1,000.00	988.20	3.51	0.70%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%[2]
Series III — Actual	1,000.00	990.10	1.00	0.20%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%[2]
American Growth Trust
Series I — Actual	$1,000.00	$1,007.50	$3.14	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	1,007.20	3.44	0.68%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%[2]
Series III — Actual	1,000.00	1,009.70	1.37	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[2]
American Growth-Income Trust
Series I — Actual	$1,000.00	$983.70	$3.10	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	983.00	3.50	0.70%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%[2]
Series III — Actual	1,000.00	985.40	1.30	0.26%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%[2]
American International Trust
Series I — Actual	$1,000.00	$904.20	$2.98	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	903.70	3.60	0.75%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%[2]
Series III — Actual	1,000.00	905.40	1.30	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[2]
American New World Trust
Series I — Actual	$1,000.00	$928.30	$3.35	0.69%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%[2]
Series II — Actual	1,000.00	928.30	4.03	0.83%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%[2]
Series III — Actual	1,000.00	930.20	1.56	0.32%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[2]
Blue Chip Growth Trust
Series I — Actual	$1,000.00	$1,043.10	$4.27	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	1,042.20	5.30	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	1,043.50	4.02	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Capital Appreciation Trust
Series I — Actual	$1,000.00	$1,025.10	$3.98	0.78%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Series II — Actual	1,000.00	1,023.60	5.00	0.98%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Series NAV — Actual	1,000.00	1,024.70	3.73	0.73%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1] 7/1/2015– 12/31/2015	Annualized Expense Ratio
Capital Appreciation Value Trust
Series I — Actual	$1,000.00	$1,015.50	$4.32	0.85%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series II — Actual	1,000.00	1,014.40	5.48	1.08%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Series NAV — Actual	1,000.00	1,015.30	4.22	0.83%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Core Strategy Trust
Series I — Actual	$1,000.00	$979.30	$0.55	0.11%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%[2]
Series II — Actual	1,000.00	978.00	1.55	0.31%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Series NAV — Actual	1,000.00	979.10	0.30	0.06%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%[2]
Emerging Markets Value Trust
Series I — Actual	$1,000.00	$801.10	$4.99	1.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%
Series II — Actual	1,000.00	801.30	5.99	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.72	1.32%
Series NAV — Actual	1,000.00	801.40	4.77	1.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Equity Income Trust
Series I — Actual	$1,000.00	$948.40	$4.08	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	947.70	5.06	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	949.30	3.83	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Financial Industries Trust
Series I — Actual	$1,000.00	$940.50	$4.16	0.85%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series II — Actual	1,000.00	939.20	5.13	1.05%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Series NAV — Actual	1,000.00	941.10	3.91	0.80%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%
Franklin Templeton Founding Allocation Trust
Series I — Actual	$1,000.00	$933.40	$0.58	0.12%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]
Series II — Actual	1,000.00	933.00	1.56	0.32%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[2]
Series NAV — Actual	1,000.00	933.10	0.34	0.07%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%[2]
Fundamental All Cap Core Trust
Series I — Actual	$1,000.00	$976.40	$3.74	0.75%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Series II — Actual	1,000.00	975.50	4.73	0.95%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Series NAV — Actual	1,000.00	976.50	3.49	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%
Fundamental Large Cap Value Trust
Series I — Actual	$1,000.00	$963.60	$3.51	0.71%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%
Series II — Actual	1,000.00	963.00	4.50	0.91%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
Series NAV — Actual	1,000.00	964.10	3.27	0.66%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1] 7/1/2015– 12/31/2015	Annualized Expense Ratio
Global Trust
Series I — Actual	$1,000.00	$921.70	$4.41	0.91%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
Series II — Actual	1,000.00	920.70	5.37	1.11%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.65	1.11%
Series NAV — Actual	1,000.00	922.00	4.17	0.86%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Health Sciences Trust
Series I — Actual	$1,000.00	$938.40	$5.08	1.04%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
Series II — Actual	1,000.00	937.50	6.06	1.24%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.31	1.24%
Series NAV — Actual	1,000.00	938.60	4.89	1.00%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
International Core Trust
Series I — Actual	$1,000.00	$885.70	$4.71	0.99%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series II — Actual	1,000.00	885.40	5.66	1.19%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.06	1.19%
Series NAV — Actual	1,000.00	886.70	4.47	0.94%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
International Equity Index Trust B
Series I — Actual	$1,000.00	$900.50	$1.87	0.39%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	1.99	0.39%
Series II — Actual	1,000.00	899.20	2.82	0.59%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.01	0.59%
Series NAV — Actual	1,000.00	901.00	1.63	0.34%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.73	0.34%
International Growth Stock Trust
Series I — Actual	$1,000.00	$943.70	$4.51	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series II — Actual	1,000.00	942.30	5.48	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	943.50	4.26	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
International Small Company Trust
Series I — Actual	$1,000.00	$970.70	$6.56	1.32%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.72	1.32%
Series II — Actual	1,000.00	970.00	7.55	1.52%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,017.50	7.73	1.52%
Series NAV — Actual	1,000.00	971.10	6.36	1.28%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.51	1.28%
International Value Trust
Series I — Actual	$1,000.00	$875.80	$4.30	0.91%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
Series II — Actual	1,000.00	875.80	5.25	1.11%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	5.65	1.11%
Series NAV — Actual	1,000.00	876.40	4.07	0.86%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Lifestyle Aggressive PS Series
Series I — Actual	$1,000.00	$959.70	$1.09	0.22%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.12	0.22%[2]
Series II — Actual	1,000.00	958.50	2.07	0.42%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.14	0.42%[2]
Series NAV — Actual	1,000.00	960.20	0.84	0.17%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%[2]

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1] 7/1/2015– 12/31/2015	Annualized Expense Ratio
Lifestyle Balanced PS Series
Series I — Actual	$1,000.00	$985.90	$0.55	0.11%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%[2]
Series II — Actual	1,000.00	984.60	1.55	0.31%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Series NAV — Actual	1,000.00	986.40	0.30	0.06%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%[2]
Lifestyle Conservative PS Series
Series I — Actual	$1,000.00	$995.70	$0.65	0.13%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.66	0.13%[2]
Series II — Actual	1,000.00	994.50	1.66	0.33%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%[2]
Series NAV — Actual	1,000.00	996.20	0.40	0.08%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%[2]
Lifestyle Growth PS Series
Series I — Actual	$1,000.00	$979.70	$0.55	0.11%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%[2]
Series II — Actual	1,000.00	979.10	1.55	0.31%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Series NAV — Actual	1,000.00	980.20	0.30	0.06%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%[2]
Lifestyle Moderate PS Series
Series I — Actual	$1,000.00	$989.60	$0.60	0.12%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]
Series II — Actual	1,000.00	988.30	1.60	0.32%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[2]
Series NAV — Actual	1,000.00	989.40	0.40	0.08%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%[2]
Mid Cap Index Trust
Series I — Actual	$1,000.00	$936.30	$2.25	0.46%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.35	0.46%
Series II — Actual	1,000.00	935.40	3.22	0.66%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%
Series NAV — Actual	1,000.00	936.80	2.00	0.41%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.09	0.41%
Mid Cap Stock Trust
Series I — Actual	$1,000.00	$946.10	$4.51	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series II — Actual	1,000.00	944.50	5.49	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	946.10	4.27	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Mid Value Trust
Series I — Actual	$1,000.00	$936.80	$4.83	0.99%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series II — Actual	1,000.00	936.10	5.81	1.19%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.06	1.19%
Series NAV — Actual	1,000.00	937.00	4.59	0.94%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Mutual Shares Trust
Series I — Actual	$1,000.00	$931.90	$5.11	1.05%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Series NAV — Actual	1,000.00	932.40	4.87	1.00%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1] 7/1/2015– 12/31/2015	Annualized Expense Ratio
Real Estate Securities Trust
Series I — Actual	$1,000.00	$1,110.30	$4.20	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Series II — Actual	1,000.00	1,109.20	5.26	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series NAV — Actual	1,000.00	1,111.50	3.94	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Science & Technology Trust
Series I — Actual	$1,000.00	$1,021.30	$5.50	1.08%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Series II — Actual	1,000.00	1,020.20	6.52	1.28%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.51	1.28%
Series NAV — Actual	1,000.00	1,021.60	5.25	1.03%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Small Cap Growth Trust
Series I — Actual	$1,000.00	$862.70	$5.31	1.13%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.75	1.13%
Series II — Actual	1,000.00	861.50	6.24	1.33%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.77	1.33%
Series NAV — Actual	1,000.00	863.00	5.07	1.08%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Small Cap Index Trust
Series I — Actual	$1,000.00	$911.60	$2.51	0.52%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.65	0.52%
Series II — Actual	1,000.00	910.50	3.47	0.72%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Series NAV — Actual	1,000.00	911.50	2.26	0.47%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.40	0.47%
Small Cap Opportunities Trust
Series I — Actual	$1,000.00	$907.20	$4.86	1.01%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Series II — Actual	1,000.00	906.20	5.81	1.21%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.16	1.21%
Series NAV — Actual	1,000.00	907.30	4.62	0.96%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Small Cap Value Trust
Series I — Actual	$1,000.00	$939.10	$5.47	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series II — Actual	1,000.00	938.00	6.45	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.72	1.32%
Series NAV — Actual	1,000.00	939.40	5.23	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Small Company Growth Trust
Series NAV — Actual	1,000.00	$902.50	$5.13	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Small Company Value Trust
Series I — Actual	$1,000.00	$940.20	$5.28	1.08%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Series II — Actual	1,000.00	939.40	6.26	1.28%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.51	1.28%
Series NAV — Actual	1,000.00	940.70	5.04	1.03%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Strategic Equity Allocation Trust
Series NAV — Actual	1,000.00	$968.80	$2.63	0.53%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.70	0.53%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1] 7/1/2015– 12/31/2015	Annualized Expense Ratio
Total Stock Market Index Trust
Series I — Actual	$1,000.00	$978.90	$2.84	0.57%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.91	0.57%
Series II — Actual	1,000.00	977.90	3.84	0.77%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Series NAV — Actual	1,000.00	979.40	2.59	0.52%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.65	0.52%
U.S. Equity Trust
Series I — Actual	$1,000.00	$1,007.30	$4.25	0.84%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Series II — Actual	1,000.00	1,006.40	5.26	1.04%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
Series NAV — Actual	1,000.00	1,007.30	4.00	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Utilities Trust
Series I — Actual	$1,000.00	$863.00	$4.32	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series II — Actual	1,000.00	861.60	5.26	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	863.30	4.09	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Value Trust
Series I — Actual	$1,000.00	$864.40	$3.67	0.78%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Series II — Actual	1,000.00	863.30	4.60	0.98%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Series NAV — Actual	1,000.00	864.70	3.43	0.73%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios for the period ended 12-31-15 was as follows:

Portfolio	Range	Portfolio	Range
American Funds	0.29% – 0.78%	Lifestyle Balanced PS Series	0.53% – 0.59%
Core Strategy Trust	0.53% – 0.59%	Lifestyle Conservative PS Series	0.53% – 0.59%
Franklin Templeton Founding Allocation Trust	0.83% – 1.00%	Lifestyle Growth PS Series	0.53% – 0.59%
Lifestyle Aggressive PS Series	0.09% – 0.53%	Lifestyle Moderate PS Series	0.53% – 0.59%

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

500 Index Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.6%
Consumer discretionary - 12.7%
Amazon.com, Inc. (I)	74,515	$50,363,945	1.4%
Comcast Corp., Class A	473,523	26,720,903	0.8%
McDonald’s Corp.	177,922	21,019,705	0.6%
NIKE, Inc., Class B	261,106	16,319,125	0.5%
Starbucks Corp.	288,807	17,337,084	0.5%
The Home Depot, Inc.	245,576	32,477,426	0.9%
The Walt Disney Company	294,866	30,984,519	0.9%
OTHER SECURITIES		252,003,595	7.1%
		447,226,302
Consumer staples - 9.9%
Altria Group, Inc.	380,715	22,161,420	0.6%
CVS Health Corp.	214,636	20,984,962	0.6%
PepsiCo, Inc.	282,623	28,239,690	0.8%
Philip Morris International, Inc.	300,343	26,403,153	0.7%
The Coca-Cola Company	757,737	32,552,382	0.9%
The Procter & Gamble Company	527,109	41,857,726	1.2%
Wal-Mart Stores, Inc.	304,171	18,645,682	0.5%
OTHER SECURITIES		158,170,237	4.6%
		349,015,252
Energy - 6.4%
Chevron Corp.	365,228	32,855,911	0.9%
Exxon Mobil Corp.	807,284	62,927,788	1.8%
Schlumberger, Ltd.	243,821	17,006,515	0.5%
OTHER SECURITIES		112,561,212	3.2%
		225,351,426
Financials - 16.3%
Bank of America Corp.	2,017,301	33,951,176	1.0%
Berkshire
Hathaway, Inc., Class B (I)	362,934	47,921,805	1.4%
Citigroup, Inc.	576,180	29,817,315	0.9%
JPMorgan Chase & Co.	714,374	47,170,115	1.3%
State Street Corp.	78,124	5,184,309	0.1%
Wells Fargo & Company	900,047	48,926,555	1.4%
OTHER SECURITIES		358,391,216	10.2%
		571,362,491
Health care - 14.9%
AbbVie, Inc.	315,720	18,703,253	0.5%
Allergan PLC (I)	76,396	23,873,750	0.7%
Amgen, Inc.	146,048	23,707,972	0.7%
Bristol-Myers Squibb Company	323,777	22,272,620	0.6%
Celgene Corp. (I)	152,355	18,246,035	0.5%
Eli Lilly & Company	189,621	15,977,465	0.5%
Gilead Sciences, Inc.	279,284	28,260,748	0.8%
Johnson & Johnson	536,165	55,074,869	1.6%
Medtronic PLC	272,089	20,929,086	0.6%
Merck & Company, Inc.	542,680	28,664,358	0.8%
Pfizer, Inc.	1,196,085	38,609,624	1.1%
UnitedHealth Group, Inc.	185,176	21,784,105	0.6%
OTHER SECURITIES		209,439,627	5.9%
		525,543,512
Industrials - 9.9%
3M Company	119,097	17,940,772	0.5%

500 Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Industrials (continued)
General Electric Company	1,829,634	$56,993,099	1.6%
The Boeing Company	121,827	17,614,966	0.5%
OTHER SECURITIES		256,013,973	7.3%
		348,562,810
Information technology - 20.4%
Alphabet, Inc., Class A (I)	56,465	43,930,335	1.2%
Alphabet, Inc., Class C (I)	57,598	43,709,970	1.2%
Apple, Inc.	1,080,483	113,731,641	3.2%
Cisco Systems, Inc.	985,944	26,773,309	0.8%
Facebook, Inc., Class A (I)	440,135	46,064,529	1.3%
IBM Corp.	173,464	23,872,116	0.7%
Intel Corp.	915,544	31,540,491	0.9%
MasterCard, Inc., Class A	192,225	18,715,026	0.5%
Microsoft Corp.	1,547,861	85,875,328	2.4%
Oracle Corp.	620,315	22,660,107	0.6%
Visa, Inc., Class A	378,013	29,314,908	0.8%
OTHER SECURITIES		231,722,102	6.8%
		717,909,862
Materials - 2.7%		96,031,136	2.7%
Telecommunication services - 2.4%
AT&T, Inc.	1,192,176	41,022,776	1.2%
Verizon Communications, Inc.	788,465	36,442,852	1.0%
OTHER SECURITIES		6,751,146	0.2%
		84,216,774
Utilities - 3.0%		103,510,570	3.0%
TOTAL COMMON STOCKS (Cost $2,039,136,596)		$3,468,730,135
SECURITIES LENDING COLLATERAL - 0.5%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	1,831,964	18,328,438	0.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $18,328,899)		$18,328,438
SHORT-TERM INVESTMENTS - 1.8%
Repurchase agreement - 1.8%
Repurchase Agreement with State
Street Corp. dated 12/31/2015 at
0.030% to be repurchased at
$62,595,209 on 01/04/2016,
collateralized by $63,375,000
U.S. Treasury Notes, 2.125% due
12/31/2021 (valued at
$63,850,313, including interest)	$62,595,000	$62,595,000	1.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $62,595,000)		$62,595,000
Total Investments (500 Index Trust B) (Cost $2,120,060,495) - 100.9%		$3,549,653,573	100.9%
Other assets and liabilities, net - (0.9%)		(32,287,801)	(0.9)%
TOTAL NET ASSETS - 100.0%		$3,517,365,772	100.0%

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

All Cap Core Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.4%
Consumer discretionary - 13.5%
Amazon.com, Inc. (I)	10,660	$7,204,987	2.3%
Boyd Gaming Corp. (I)	150,300	2,986,461	1.0%
Carnival Corp.	42,300	2,304,504	0.8%
General Motors Company	90,200	3,067,702	1.0%
Target Corp.	31,800	2,308,998	0.8%
The Home Depot, Inc.	28,400	3,755,900	1.2%
The Walt Disney Company	21,600	2,269,728	0.7%
OTHER SECURITIES		17,714,912	5.7%
		41,613,192
Consumer staples - 7.7%
Altria Group, Inc.	47,000	2,735,870	0.9%
Campbell Soup Company	47,500	2,496,125	0.8%
Hormel Foods Corp.	37,700	2,981,316	1.0%
Post Holdings, Inc. (I)	51,800	3,196,060	1.0%
Reynolds American, Inc.	62,700	2,893,605	0.9%
OTHER SECURITIES		9,273,091	3.1%
		23,576,067
Energy - 6.7%
Marathon Petroleum Corp.	81,700	4,235,328	1.4%
Nordic American Tankers, Ltd. (L)	160,300	2,491,062	0.8%
Rowan Companies PLC, Class A	168,300	2,852,685	0.9%
Tesoro Corp.	37,700	3,972,449	1.3%
Valero Energy Corp.	60,200	4,256,742	1.4%
OTHER SECURITIES		2,937,780	0.9%
		20,746,046
Financials - 15.5%
Bank of America Corp.	239,900	4,037,517	1.3%
Citigroup, Inc.	83,500	4,321,125	1.4%
FactSet Research Systems, Inc.	15,600	2,536,092	0.8%
Simon Property Group, Inc.	14,800	2,877,712	0.9%
SunTrust Banks, Inc.	95,200	4,078,368	1.3%
The Chubb Corp.	29,900	3,965,936	1.3%
OTHER SECURITIES		25,803,702	8.5%
		47,620,452
Health care - 16.4%
Aetna, Inc.	30,000	3,243,600	1.1%
Centene Corp. (I)	48,100	3,165,461	1.0%
Eli Lilly & Company	55,600	4,684,856	1.5%
Gilead Sciences, Inc.	25,800	2,610,702	0.8%
Health Net, Inc. (I)	32,100	2,197,566	0.7%
Johnson & Johnson	55,500	5,700,960	1.9%
Merck & Company, Inc.	52,500	2,773,050	0.9%
Pfizer, Inc.	160,500	5,180,940	1.7%
UnitedHealth Group, Inc.	23,800	2,799,832	0.9%
Waters Corp. (I)	24,900	3,351,042	1.1%
OTHER SECURITIES		14,914,785	4.8%
		50,622,794
Industrials - 10.9%
Equifax, Inc.	28,400	3,162,908	1.0%
Hawaiian Holdings, Inc. (I)	68,300	2,413,039	0.8%
Masco Corp.	83,200	2,354,560	0.8%
OTHER SECURITIES		25,527,094	8.3%
		33,457,601
Information technology - 22.4%
Accenture PLC, Class A	34,300	3,584,350	1.2%
Activision Blizzard, Inc.	80,000	3,096,800	1.0%
Apple, Inc.	96,382	10,145,169	3.3%
Electronic Arts, Inc. (I)	57,900	3,978,888	1.3%
Global Payments, Inc.	59,200	3,818,992	1.2%

All Cap Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Intel Corp.	62,500	$2,153,125	0.7%
Jabil Circuit, Inc.	123,300	2,871,657	0.9%
Juniper Networks, Inc.	96,300	2,657,880	0.9%
Manhattan Associates, Inc. (I)	34,000	2,249,780	0.7%
Microsoft Corp.	131,507	7,296,008	2.4%
NVIDIA Corp.	124,000	4,087,040	1.3%
OTHER SECURITIES		23,075,294	7.5%
		69,014,983
Materials - 2.1%
LyondellBasell
Industries NV, Class A	34,000	2,954,600	1.0%
OTHER SECURITIES		3,384,019	1.1%
		6,338,619
Telecommunication services - 1.2%
AT&T, Inc.	73,500	2,529,135	0.8%
OTHER SECURITIES		1,119,690	0.4%
		3,648,825
Utilities - 2.0%		6,164,628	2.0%
TOTAL COMMON STOCKS (Cost $294,574,398)		$302,803,207
SECURITIES LENDING COLLATERAL - 2.3%
John Hancock
Collateral Trust, 0.3070% (W) (Y)	715,480	7,158,232	2.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $7,158,525)		$7,158,232
SHORT-TERM INVESTMENTS - 1.5%
Money market funds - 1.5%
State Street Institutional Liquid
Reserves Fund, 0.2259% (Y)	4,446,812	$4,446,812	1.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,446,812)		$4,446,812
Total Investments (All Cap Core Trust)
(Cost $306,179,735) - 102.2%		$314,408,251	102.2%
Other assets and liabilities, net - (2.2%)		(6,643,619)	(2.2)%
TOTAL NET ASSETS - 100.0%		$307,764,632	100.0%

Alpha Opportunities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.2%
Consumer discretionary - 11.9%
Advance Auto Parts, Inc.	47,751	$7,187,003	1.1%
Amazon.com, Inc. (I)	16,875	11,405,644	1.7%
NVR, Inc. (I)	3,550	5,832,650	0.9%
Panera Bread Company, Class A (I)	24,017	4,678,031	0.7%
The Home Depot, Inc.	33,022	4,367,160	0.7%
The TJX Companies, Inc.	76,461	5,421,850	0.8%
OTHER SECURITIES		40,023,442	6.0%
		78,915,780
Consumer staples - 6.4%
British American Tobacco PLC	73,286	4,069,864	0.6%
Mondelez
International, Inc., Class A	156,861	7,033,647	1.1%

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer staples (continued)
Monster Beverage Corp. (I)	26,394	$3,931,650	0.6%
The Coca-Cola Company	195,299	8,390,045	1.3%
OTHER SECURITIES		18,961,899	2.8%
		42,387,105
Energy - 5.0%
Halliburton Company	128,002	4,357,188	0.7%
Imperial Oil, Ltd.	132,546	4,310,396	0.6%
Pioneer Natural Resources Company	36,787	4,612,354	0.7%
OTHER SECURITIES		19,768,152	3.0%
		33,048,090
Financials - 19.1%
ACE, Ltd.	72,159	8,431,779	1.3%
American International Group, Inc.	122,383	7,584,075	1.1%
American Tower Corp.	50,319	4,878,427	0.7%
Bank of America Corp.	646,263	10,876,606	1.6%
BlackRock, Inc.	20,520	6,987,470	1.1%
JPMorgan Chase & Co.	66,298	4,377,657	0.7%
M&T Bank Corp.	42,264	5,121,552	0.8%
Markel Corp. (I)	6,379	5,634,890	0.8%
The PNC Financial
Services Group, Inc.	110,028	10,486,769	1.6%
Wells Fargo & Company	82,137	4,464,967	0.7%
OTHER SECURITIES		57,754,348	8.7%
		126,598,540
Health care - 17.2%
Allergan PLC (I)	35,114	10,973,125	1.7%
Becton, Dickinson and Company	39,535	6,091,948	0.9%
Bristol-Myers Squibb Company (D)	278,177	19,135,790	2.9%
Johnson & Johnson	71,097	7,303,084	1.1%
Merck & Company, Inc.	197,538	10,433,957	1.6%
Mylan NV (I)	108,691	5,876,922	0.9%
TherapeuticsMD, Inc. (I)	571,693	5,928,456	0.9%
OTHER SECURITIES		48,145,819	7.2%
		113,889,101
Industrials - 15.0%
Canadian National
Railway Company	76,751	4,290,446	0.7%
Clean Harbors, Inc. (I)	97,331	4,053,836	0.6%
Eaton Corp. PLC	117,153	6,096,642	0.9%
Fastenal Company (L)	120,399	4,914,687	0.7%
Fortune Brands Home
& Security, Inc.	95,208	5,284,044	0.8%
Lennox International, Inc.	34,335	4,288,442	0.7%
Union Pacific Corp.	66,376	5,190,603	0.8%
United Parcel Service, Inc., Class B	55,949	5,383,972	0.8%
United Technologies Corp.	71,355	6,855,075	1.0%
OTHER SECURITIES		53,555,929	8.0%
		99,913,676
Information technology - 15.3%
Alphabet, Inc., Class A (I)	3,057	2,378,377	0.4%
Alphabet, Inc., Class C (I)	10,739	8,149,612	1.2%
Cisco Systems, Inc.	381,226	10,352,192	1.6%
CoStar Group, Inc. (I)	29,545	6,106,656	0.9%
Facebook, Inc., Class A (I)	70,930	7,423,534	1.1%
Microsoft Corp.	192,626	10,686,890	1.6%
NXP Semiconductors NV (I)	57,488	4,843,364	0.7%
OTHER SECURITIES		51,970,770	7.8%
		101,911,395

Alpha Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Materials - 4.4%
Norbord, Inc.	249,420	$4,857,895	0.7%
Praxair, Inc.	46,961	4,808,806	0.7%
OTHER SECURITIES		19,864,761	3.0%
		29,531,462
Telecommunication services - 0.4%		2,752,182	0.4%
Utilities - 1.5%
Dominion Resources, Inc.	61,469	4,157,763	0.6%
OTHER SECURITIES		5,657,423	0.9%
		9,815,186
TOTAL COMMON STOCKS (Cost $619,084,553)		$638,762,517
PREFERRED SECURITIES - 2.2%
Consumer discretionary - 0.1%		499,745	0.1%
Financials - 0.2%		1,594,780	0.2%
Industrials - 0.1%		588,410	0.1%
Information technology - 1.8%
Uber Technologies, Inc. (I)(R)	142,224	6,936,577	1.0%
OTHER SECURITIES		4,986,383	0.8%
		11,922,960
TOTAL PREFERRED SECURITIES (Cost $8,602,474)		$14,605,895
CORPORATE BONDS - 0.0%
Information technology - 0.0%		$48,473	0.0%
TOTAL CORPORATE BONDS (Cost $48,473)		$48,473
Rights 0.0%		2,608	0.0%
TOTAL RIGHTS (Cost $0)		$2,608
Warrants 0.1%		804,375	0.1%
TOTAL WARRANTS (Cost $1,051,425)		$804,375
SECURITIES LENDING COLLATERAL - 3.7%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	2,422,205	24,233,672	3.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $24,234,774)		$24,233,672
SHORT-TERM INVESTMENTS - 1.4%
Repurchase agreement - 1.4%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2015 at
0.360% to be repurchased at
$9,100,364 on 01/04/2016,
collateralized by $8,426,477
Federal National Mortgage
Association, 4.500% due
10/01/2042 (valued at $9,282,001,
including interest)	$9,100,000	$9,100,000	1.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $9,100,000)		$9,100,000
Total Investments (Alpha Opportunities Trust)
(Cost $662,121,699) - 103.6%		$687,557,540	103.6%
Other assets and liabilities, net - (3.6%)		(23,739,063)	(3.6)%
TOTAL NET ASSETS - 100.0%		$663,818,477	100.0%

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

American Asset Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation
Fund - Class 1	74,003,623	$1,525,954,700	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $1,070,694,122)		$1,525,954,700
Total Investments (American Asset Allocation Trust)
(Cost $1,070,694,122) - 100.0%		$1,525,954,700	100.0%
Other assets and liabilities, net - 0.0%		43,830	0.0%
TOTAL NET ASSETS - 100.0%		$1,525,998,530	100.0%

American Global Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 99.9%
American Funds Insurance Series - 99.9%
American Global Growth
Fund - Class 1	8,956,611	$236,364,970	99.9%
TOTAL INVESTMENT
COMPANIES (Cost $219,749,727)		$236,364,970
Total Investments (American Global Growth Trust)
(Cost $219,749,727) - 99.9%		$236,364,970	99.9%
Other assets and liabilities, net - 0.1%		147,803	0.1%
TOTAL NET ASSETS - 100.0%		$236,512,773	100.0%

American Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	13,304,687	$904,984,829	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $684,109,787)		$904,984,829
Total Investments (American Growth Trust)
(Cost $684,109,787) - 100.0%		$904,984,829	100.0%
Other assets and liabilities, net - 0.0%		12,286	0.0%
TOTAL NET ASSETS - 100.0%		$904,997,115	100.0%

American Growth-Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income
Fund - Class 1	23,951,408	$1,087,393,911	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $878,258,995)		$1,087,393,911
Total Investments (American Growth-Income Trust)
(Cost $878,258,995) - 100.0%		$1,087,393,911	100.0%
Other assets and liabilities, net - 0.0%		14,585	0.0%
TOTAL NET ASSETS - 100.0%		$1,087,408,496	100.0%

American International Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International
Fund - Class 1	29,635,300	$535,806,217	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $473,647,901)		$535,806,217
Total Investments (American International Trust)
(Cost $473,647,901) - 100.0%		$535,806,217	100.0%
Other assets and liabilities, net - 0.0%		1,148	0.0%
TOTAL NET ASSETS - 100.0%		$535,807,365	100.0%

American New World Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American New World Fund - Class 1	4,082,731	$77,041,135	100.0%
TOTAL INVESTMENT
COMPANIES (Cost $89,177,406)		$77,041,135
Total Investments (American New World Trust)
(Cost $89,177,406) - 100.0%		$77,041,135	100.0%
Other assets and liabilities, net - 0.0%		(18,399)	0.0%
TOTAL NET ASSETS - 100.0%		$77,022,736	100.0%

Blue Chip Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.5%
Consumer discretionary - 26.0%
Amazon.com, Inc. (I)	188,389	$127,330,242	7.5%
Hanesbrands, Inc.	405,200	11,925,036	0.7%
Lowe’s Companies, Inc.	330,100	25,100,804	1.5%
Netflix, Inc. (I)	181,100	20,714,218	1.2%
NIKE, Inc., Class B	254,100	15,881,250	0.9%

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
O’Reilly Automotive, Inc. (I)	77,300	$19,589,366	1.2%
Royal Caribbean Cruises, Ltd.	110,900	11,224,189	0.7%
Starbucks Corp.	380,800	22,859,424	1.3%
The Home Depot, Inc.	160,000	21,160,000	1.2%
The Priceline Group, Inc. (I)	42,900	54,695,355	3.2%
The Walt Disney Company	152,500	16,024,700	0.9%
Tractor Supply Company	129,000	11,029,500	0.7%
OTHER SECURITIES		86,087,805	5.0%
		443,621,889
Consumer staples - 2.6%
CVS Health Corp.	129,700	12,680,769	0.7%
Walgreens Boots Alliance, Inc.	191,500	16,307,183	0.9%
OTHER SECURITIES		15,111,158	1.0%
		44,099,110
Energy - 0.3%		4,310,576	0.3%
Financials - 6.1%
American Tower Corp.	280,338	27,178,769	1.6%
Intercontinental Exchange, Inc.	69,460	17,799,820	1.0%
Morgan Stanley	570,300	18,141,243	1.1%
TD Ameritrade Holding Corp.	403,800	14,015,898	0.8%
OTHER SECURITIES		26,538,548	1.6%
		103,674,278
Health care - 25.3%
Alexion Pharmaceuticals, Inc. (I)	226,200	43,147,650	2.5%
Allergan PLC (I)	140,698	43,968,125	2.6%
Anthem, Inc.	107,600	15,003,744	0.9%
Becton, Dickinson and Company	88,400	13,621,556	0.8%
Biogen, Inc. (I)	55,300	16,941,155	1.0%
Bristol-Myers Squibb Company	279,100	19,199,289	1.1%
Cardinal Health, Inc.	134,100	11,971,107	0.7%
Celgene Corp. (I)	286,200	34,275,312	2.0%
Eli Lilly & Company	174,000	14,661,240	0.8%
Gilead Sciences, Inc.	285,100	28,849,269	1.7%
Intuitive Surgical, Inc. (I)	23,000	12,561,680	0.7%
McKesson Corp.	188,900	37,256,747	2.2%
Regeneron Pharmaceuticals, Inc. (I)	37,100	20,140,477	1.2%
Thermo Fisher Scientific, Inc.	168,700	23,930,095	1.4%
UnitedHealth Group, Inc.	212,000	24,939,680	1.4%
Valeant
Pharmaceuticals
International, Inc. (I)	145,500	14,790,075	0.9%
Vertex Pharmaceuticals, Inc. (I)	135,200	17,012,216	1.0%
OTHER SECURITIES		40,574,816	2.4%
		432,844,233
Industrials - 9.8%
American Airlines Group, Inc.	523,700	22,178,695	1.3%
Danaher Corp.	560,826	52,089,519	3.1%
Roper Technologies, Inc.	62,500	11,861,875	0.7%
The Boeing Company	184,400	26,662,396	1.6%
OTHER SECURITIES		53,732,687	3.1%
		166,525,172
Information technology - 28.2%
Alibaba Group
Holding, Ltd., ADR (I)	282,161	22,931,224	1.4%
Alphabet, Inc., Class A (I)	57,966	45,098,128	2.6%
Alphabet, Inc., Class C (I)	94,898	72,016,194	4.2%
Apple, Inc.	224,100	23,588,766	1.4%
Facebook, Inc., Class A (I)	571,908	59,855,891	3.5%
Fiserv, Inc. (I)	167,800	15,346,988	0.9%
LinkedIn Corp., Class A (I)	53,900	12,131,812	0.7%

Blue Chip Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
MasterCard, Inc., Class A	450,400	$43,850,944	2.6%
Microsoft Corp.	811,100	44,999,828	2.6%
salesforce.com, Inc. (I)	342,700	26,867,680	1.6%
Tencent Holdings, Ltd.	1,081,800	21,181,610	1.2%
Visa, Inc., Class A	625,700	48,523,035	2.8%
OTHER SECURITIES		45,443,250	2.7%
		481,835,350
Materials - 1.2%		20,764,742	1.2%
Telecommunication services - 0.0%		547,680	0.0%
TOTAL COMMON STOCKS (Cost $1,060,284,998)		$1,698,223,030

SECURITIES LENDING COLLATERAL - 1.5%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	2,503,598	25,048,000	1.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $25,048,110)		$25,048,000

SHORT-TERM INVESTMENTS - 0.5%
Money market funds - 0.5%		$9,129,927	0.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $9,129,927)		$9,129,927
Total Investments (Blue Chip Growth Trust)
(Cost $1,094,463,035) - 101.5%		$1,732,400,957	101.5%
Other assets and liabilities, net - (1.5%)		(24,810,391)	(1.5)%
TOTAL NET ASSETS - 100.0%		$1,707,590,566	100.0%

Capital Appreciation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.6%
Consumer discretionary - 30.3%
Amazon.com, Inc. (I)	71,124	$48,072,000	5.0%
Inditex SA	519,856	17,859,188	1.9%
Luxottica Group SpA	155,773	10,150,955	1.1%
Marriott
International, Inc., Class A (L)	200,948	13,471,554	1.4%
McDonald’s Corp.	83,685	9,886,546	1.0%
Netflix, Inc. (I)	206,695	23,641,774	2.5%
NIKE, Inc., Class B	439,662	27,478,875	2.9%
O’Reilly Automotive, Inc. (I)	65,109	16,499,923	1.7%
Starbucks Corp.	353,639	21,228,949	2.2%
Tesla Motors, Inc. (I)(L)	47,714	11,451,837	1.2%
The Priceline Group, Inc. (I)	12,846	16,378,008	1.7%
The TJX Companies, Inc.	167,683	11,890,402	1.2%
The Walt Disney Company	185,780	19,521,762	2.1%
Time Warner, Inc.	143,848	9,302,650	1.0%
Under Armour, Inc., Class A (I)(L)	174,002	14,026,301	1.5%
OTHER SECURITIES		18,442,998	1.9%
		289,303,722
Consumer staples - 4.4%
Costco Wholesale Corp.	101,997	16,472,516	1.7%
Monster Beverage Corp. (I)	63,726	9,492,625	1.0%
The Kroger Company	380,048	15,897,408	1.7%
		41,862,549

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy - 1.2%		$11,775,207	1.2%
Financials - 4.1%
American Tower Corp.	113,990	11,051,331	1.2%
Citigroup, Inc.	170,336	8,814,888	0.9%
McGraw Hill Financial, Inc.	107,148	10,562,650	1.1%
Morgan Stanley	271,128	8,624,582	0.9%
		39,053,451
Health care - 17.1%
Abbott Laboratories	343,590	15,430,627	1.6%
Alexion Pharmaceuticals, Inc. (I)	83,004	15,833,013	1.7%
Allergan PLC (I)	45,743	14,294,688	1.5%
Biogen, Inc. (I)	44,981	13,779,929	1.5%
Bristol-Myers Squibb Company	302,071	20,779,464	2.2%
Celgene Corp. (I)	167,932	20,111,536	2.1%
Illumina, Inc. (I)	71,351	13,695,468	1.4%
Novo Nordisk A/S, ADR (L)	217,194	12,614,628	1.3%
Regeneron Pharmaceuticals, Inc. (I)	26,749	14,521,230	1.5%
Shire PLC, ADR	82,905	16,995,525	1.8%
OTHER SECURITIES		4,604,161	0.5%
		162,660,269
Industrials - 1.8%
The Boeing Company	120,281	17,391,430	1.8%
Information technology - 39.3%
Adobe Systems, Inc. (I)	215,236	20,219,270	2.1%
Alibaba Group
Holding, Ltd., ADR (I)	183,738	14,932,387	1.6%
Alphabet, Inc., Class A (I)	36,015	28,020,030	2.9%
Alphabet, Inc., Class C (I)	37,711	28,618,124	3.0%
Apple, Inc.	398,354	41,930,738	4.4%
ARM Holdings PLC, ADR (L)	192,731	8,719,150	0.9%
Facebook, Inc., Class A (I)	394,488	41,287,114	4.3%
FleetCor Technologies, Inc. (I)	72,715	10,393,155	1.1%
LinkedIn Corp., Class A (I)	79,750	17,950,130	1.9%
MasterCard, Inc., Class A	321,889	31,339,113	3.3%
Microsoft Corp.	241,774	13,413,622	1.4%
NXP Semiconductors NV (I)	97,836	8,242,683	0.9%
Red Hat, Inc. (I)	179,631	14,875,243	1.6%
salesforce.com, Inc. (I)	262,357	20,568,789	2.2%
Splunk, Inc. (I)	153,165	9,007,634	1.0%
Tencent Holdings, Ltd.	1,020,516	19,981,671	2.1%
Visa, Inc., Class A	380,921	29,540,424	3.1%
Workday, Inc., Class A (I)	132,336	10,544,532	1.1%
OTHER SECURITIES		4,558,678	0.4%
		374,142,487
Materials - 1.4%		13,037,642	1.4%
TOTAL COMMON STOCKS (Cost $664,329,419)		$949,226,757

Capital Appreciation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 4.4%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	4,176,245	$41,782,496	4.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $41,782,783)		$41,782,496
SHORT-TERM INVESTMENTS - 0.3%
Repurchase agreement - 0.3%		$3,466,000	0.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $3,466,000)		$3,466,000
Total Investments (Capital Appreciation Trust)
(Cost $709,578,202) - 104.3%		$994,475,253	104.3%
Other assets and liabilities, net - (4.3%)		(41,227,949)	(4.3)%
TOTAL NET ASSETS - 100.0%		$953,247,304	100.0%

Capital Appreciation Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 60.7%
Consumer discretionary - 6.4%
AutoZone, Inc. (I)	9,900	$7,344,908	2.0%
Comcast Corp., Class A	71,900	4,057,317	1.1%
Johnson Controls, Inc.	146,300	5,777,387	1.6%
Lowe’s Companies, Inc.	49,100	3,733,564	1.1%
OTHER SECURITIES		2,250,442	0.6%
		23,163,618
Consumer staples - 4.0%
Altria Group, Inc.	38,800	2,258,548	0.6%
CVS Health Corp.	33,000	3,226,410	0.9%
PepsiCo, Inc.	25,000	2,498,000	0.7%
Philip Morris International, Inc.	51,100	4,492,201	1.2%
OTHER SECURITIES		2,189,501	0.6%
		14,664,660
Energy - 1.0%
Canadian Natural Resources, Ltd.	159,500	3,481,885	1.0%
Financials - 12.5%
American Express Company	30,900	2,149,095	0.6%
American Tower Corp.	89,900	8,715,805	2.4%
BlackRock, Inc.	5,800	1,975,016	0.5%
Iron Mountain, Inc.	108,480	2,930,045	0.8%
Marsh &
McLennan Companies, Inc.	290,100	16,086,035	4.4%
The Bank of New
York Mellon Corp.	174,200	7,180,524	2.0%
Willis Towers Watson PLC (I)	87,400	4,245,018	1.2%
OTHER SECURITIES		2,029,126	0.6%
		45,310,664
Health care - 13.6%
Abbott Laboratories	105,200	4,724,532	1.3%
Aetna, Inc.	48,700	5,265,444	1.4%
Anthem, Inc.	17,500	2,440,200	0.7%
Becton, Dickinson and Company	53,012	8,168,619	2.3%
PerkinElmer, Inc.	75,900	4,065,963	1.1%
Pfizer, Inc.	86,884	2,804,616	0.8%
Thermo Fisher Scientific, Inc.	76,600	10,865,710	3.0%
UnitedHealth Group, Inc.	38,200	4,493,848	1.2%
Zoetis, Inc.	87,291	4,182,985	1.2%

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Health care (continued)
OTHER SECURITIES		$2,149,684	0.6%
		49,161,601
Industrials - 10.4%
AMETEK, Inc.	49,800	2,668,782	0.7%
Danaher Corp.	157,474	14,626,185	4.1%
IDEX Corp.	32,100	2,459,181	0.7%
Pentair PLC	65,900	3,264,027	0.9%
Roper Technologies, Inc.	18,300	3,473,157	1.0%
The Boeing Company	14,900	2,154,391	0.6%
Tyco International PLC	183,000	5,835,870	1.6%
OTHER SECURITIES		2,970,847	0.8%
		37,452,440
Information technology - 9.6%
Alphabet, Inc., Class C (I)	4,713	3,576,601	1.0%
Apple, Inc.	48,100	5,063,006	1.4%
Fiserv, Inc. (I)	77,500	7,088,150	2.0%
Microsoft Corp.	134,500	7,462,060	2.1%
NetScout Systems, Inc. (I)	90,882	2,790,077	0.8%
Visa, Inc., Class A	48,500	3,761,175	1.0%
OTHER SECURITIES		4,963,625	1.3%
		34,704,694
Telecommunication services - 0.5%		1,775,683	0.5%
Utilities - 2.7%
PG&E Corp.	147,000	7,818,930	2.1%
Xcel Energy, Inc.	53,400	1,917,594	0.5%
OTHER SECURITIES		214,170	0.1%
		9,950,694
TOTAL COMMON STOCKS (Cost $195,176,760)		$219,665,939
PREFERRED SECURITIES - 2.4%
Financials - 0.9%
American Tower Corp., 5.500%	20,573	2,077,873	0.6%
OTHER SECURITIES		1,069,800	0.3%
		3,147,673
Health care - 0.8%
Allergan PLC, 5.500%	2,783	2,866,991	0.8%
Telecommunication services - 0.2%		551,701	0.2%
Utilities - 0.5%		1,919,606	0.5%
TOTAL PREFERRED SECURITIES (Cost $8,072,477)		$8,485,971
CORPORATE BONDS - 17.6%
Consumer discretionary - 3.6%		$13,182,516	3.6%
Consumer staples - 0.5%		1,949,677	0.5%
Energy - 4.7%
MPLX LP
4.500%, 07/15/2023 (S)	$2,425,000	2,169,648	0.6%
Range Resources Corp.
5.000%, 08/15/2022
to 03/15/2023	3,875,000	2,891,750	0.8%
OTHER SECURITIES		11,994,553	3.3%
		17,055,951
Financials - 1.4%		5,022,010	1.4%
Health care - 1.9%		6,836,996	1.9%
Industrials - 1.2%		4,276,207	1.2%
Information technology - 1.2%		4,440,277	1.2%

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Materials - 0.2%		$524,510	0.2%
Telecommunication services - 2.6%
UPCB Finance V, Ltd.
7.250%, 11/15/2021 (S)	$2,385,000	2,534,063	0.7%
UPCB Finance VI, Ltd.
6.875%, 01/15/2022 (S)	2,610,000	2,760,075	0.8%
OTHER SECURITIES		3,993,102	1.1%
		9,287,240
Utilities - 0.3%		1,074,144	0.3%
TOTAL CORPORATE BONDS (Cost $66,256,968)		$63,649,528
TERM LOANS (M) - 4.6%
Consumer discretionary - 0.6%		2,299,030	0.6%
Consumer staples - 0.5%		1,756,670	0.5%
Health care - 1.0%
HCA, Inc.
3.174%, 03/31/2017	2,179,755	2,176,121	0.6%
OTHER SECURITIES		1,231,562	0.4%
		3,407,683
Information technology - 0.4%		1,526,815	0.4%
Telecommunication services - 2.1%
Intelsat Jackson Holdings SA
3.750%, 06/30/2019	4,845,968	4,574,594	1.3%
UPC Financing Partnership
3.250%, 06/30/2021	2,000,000	1,960,000	0.5%
OTHER SECURITIES		1,104,970	0.3%
		7,639,564
TOTAL TERM LOANS (Cost $17,263,373)		$16,629,762
Asset backed securities 0.1%		483,743	0.1%
TOTAL ASSET BACKED
SECURITIES (Cost $492,638)		$483,743
SHORT-TERM INVESTMENTS - 13.7%
Money market funds - 13.6%
T. Rowe Price Reserve Investment
Fund, 0.2195% (Y)	49,100,685	$49,100,685	13.6%
Repurchase agreement - 0.1%		$285,000	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $49,385,685)		$49,385,685
Total Investments (Capital Appreciation Value Trust)
(Cost $336,647,901) - 99.1%		$358,300,628	99.1%
Other assets and liabilities, net - 0.9%		3,386,421	0.9%
TOTAL NET ASSETS - 100.0%		$361,687,049	100.0%

Core Strategy Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) - 100.0%
Equity - 69.9%
Strategic Equity Allocation,
Series NAV (JHAM) (A)(1)	158,519,724	$2,550,582,362	69.9%

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Core Strategy Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) (continued)
Fixed income - 30.1%
Bond, Series NAV (JHAM) (A)(1)	82,607,762	$1,097,857,155	30.1%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $3,721,587,230)		$3,648,439,517
COMMON STOCKS - 0.0%
Consumer discretionary - 0.0%
Urbi Desarrollos Urbanos
SAB de CV (I)	6,600	4	0.0%
Consumer staples - 0.0%
Chaoda Modern
Agriculture Holdings, Ltd. (I)	28,480	906	0.0%
Financials - 0.0%
Irish Bank Resolution Corp., Ltd. (I)	3,621	0	0.0%
SRH NV (I)	1,920	0	0.0%
Health care - 0.0%
Medcath Corp. (I)	500	250	0.0%
Industrials - 0.0%
China Metal
Recycling Holdings, Ltd. (I)	7,800	0	0.0%
Virgin Australia Holdings, Ltd. (I)	16,061	59	0.0%
Materials - 0.0%
Timminco, Ltd. (I)	300	0	0.0%
TOTAL COMMON STOCKS (Cost $100,036)		$1,219
Total Investments (Core Strategy Trust)
(Cost $3,721,687,266) - 100.0%		$3,648,440,736	100.0%
Other assets and liabilities, net - 0.0%		109,771	0.0%
TOTAL NET ASSETS - 100.0%		$3,648,550,507	100.0%

Emerging Markets Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.9%
Australia - 0.0%		$171,553	0.0%
Brazil - 4.5%
Banco Bradesco SA	94,116	484,868	0.1%
BM&FBovespa SA	976,388	2,669,700	0.4%
Petroleo Brasileiro SA (I)	520,818	1,114,064	0.2%
Petroleo Brasileiro SA, ADR (I)(L)	961,096	3,267,726	0.5%
Petroleo Brasileiro SA, ADR (I)(L)	719,571	3,094,155	0.5%
Vale SA	836,295	2,724,644	0.4%
OTHER SECURITIES		16,327,465	2.4%
		29,682,622
Chile - 1.6%
Enersis SA, ADR	228,109	2,771,524	0.4%
OTHER SECURITIES		7,643,704	1.2%
		10,415,228
China - 11.4%
Bank of China, Ltd., H Shares	25,057,694	11,118,434	1.7%
China Construction Bank Corp.,
H Shares	17,440,000	11,896,664	1.8%
China Petroleum &
Chemical Corp., ADR (L)	88,660	5,317,827	0.8%
CNOOC, Ltd.	5,077,000	5,284,020	0.8%

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
China (continued)
CNOOC, Ltd., ADR (L)	4,614	$481,609	0.1%
Industrial & Commercial Bank of
China, Ltd., H Shares	12,922,000	7,745,687	1.2%
OTHER SECURITIES		33,890,062	5.0%
		75,734,303
Colombia - 0.3%		2,205,665	0.3%
Czech Republic - 0.5%		3,083,843	0.5%
Greece - 0.1%		783,986	0.1%
Hong Kong - 3.6%
China Unicom Hong Kong, Ltd.	1,202,000	1,452,020	0.2%
China Unicom Hong
Kong, Ltd., ADR (L)	151,861	1,831,444	0.3%
CITIC, Ltd.	1,619,130	2,854,918	0.4%
OTHER SECURITIES		17,895,638	2.7%
		24,034,020
Hungary - 0.3%		1,826,069	0.3%
India - 14.1%
Axis Bank, Ltd.	536,734	3,625,649	0.6%
Bharti Airtel, Ltd. (I)	644,548	3,279,346	0.5%
ICICI Bank, Ltd.	1,573,195	6,205,382	1.0%
Mahindra & Mahindra, Ltd.	187,464	3,577,806	0.6%
Reliance Industries, Ltd.	260,778	3,976,347	0.6%
Reliance Industries, Ltd., GDR (S)	287,121	8,762,269	1.3%
State Bank of India	876,299	2,965,204	0.5%
Tata Motors, Ltd. (I)	485,714	2,873,042	0.4%
OTHER SECURITIES		58,371,151	8.6%
		93,636,196
Indonesia - 2.9%		18,879,854	2.9%
Malaysia - 4.3%		28,359,345	4.3%
Malta - 0.0%		11,441	0.0%
Mexico - 6.2%
Alfa SAB de CV, Class A	1,293,804	2,562,159	0.4%
Cemex SAB de CV, ADR (I)(L)	731,961	4,077,023	0.6%
Grupo Aeroportuario del Pacifico
SAB de CV, ADR	31,319	2,764,841	0.4%
Grupo Financiero Banorte
SAB de CV	1,646,277	9,055,503	1.4%
Grupo Mexico SAB de CV, Series B	1,854,407	3,958,550	0.6%
Organizacion Soriana SAB
de CV, Series B (I)	1,291,542	2,960,104	0.5%
OTHER SECURITIES		15,972,475	2.3%
		41,350,655
Netherlands - 0.9%
Steinhoff International Holdings NV	1,152,629	5,851,465	0.9%
Philippines - 1.4%		9,484,735	1.4%
Poland - 2.0%
Polski Koncern Naftowy Orlen SA	210,777	3,628,374	0.6%
OTHER SECURITIES		9,687,772	1.4%
		13,316,146
Russia - 2.0%
Gazprom PAO, ADR	2,666,928	9,916,285	1.5%
Lukoil PJSC, ADR	86,395	2,796,726	0.4%
OTHER SECURITIES		822,013	0.1%
		13,535,024
South Africa - 6.9%
AngloGold Ashanti, Ltd., ADR (I)	403,878	2,867,534	0.4%

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
South Africa (continued)
MTN Group, Ltd.	529,797	$4,563,861	0.7%
Sasol, Ltd.	238,185	6,430,473	1.0%
Sasol, Ltd., ADR	63,922	1,714,388	0.3%
Standard Bank Group, Ltd.	722,620	5,296,978	0.8%
OTHER SECURITIES		24,902,355	3.7%
		45,775,589
South Korea - 15.3%
Hyundai Motor Company	63,631	8,025,384	1.2%
KB Financial Group, Inc., ADR (I)	234,024	6,522,249	1.0%
Kia Motors Corp.	94,881	4,230,742	0.7%
LG Corp.	43,996	2,644,708	0.4%
LG Display
Company, Ltd., ADR (I)(L)	324,809	3,391,006	0.5%
LG Electronics, Inc.	80,675	3,667,853	0.6%
POSCO	27,852	3,901,544	0.6%
POSCO, ADR (L)	50,214	1,775,567	0.3%
Shinhan Financial Group
Company, Ltd., ADR (I)(L)	284,501	9,556,389	1.5%
SK Innovation Company, Ltd. (I)	32,957	3,614,427	0.6%
OTHER SECURITIES		53,798,829	7.9%
		101,128,698
Taiwan - 14.9%
AU Optronics Corp., ADR	861,425	2,506,747	0.4%
China Steel Corp.	5,476,180	2,985,491	0.5%
First Financial
Holding Company, Ltd.	5,721,678	2,657,599	0.4%
Fubon Financial
Holding Company, Ltd.	3,462,417	4,709,681	0.7%
Mega Financial
Holding Company, Ltd.	6,277,472	4,047,170	0.6%
United Microelectronics Corp.	9,846,794	3,598,383	0.6%
OTHER SECURITIES		78,128,579	11.7%
		98,633,650
Thailand - 3.0%
PTT PCL	868,700	5,850,069	0.9%
OTHER SECURITIES		14,086,496	2.1%
		19,936,565
Turkey - 1.6%		10,653,189	1.6%
Ukraine - 0.1%		317,710	0.1%
TOTAL COMMON STOCKS (Cost $830,922,014)		$648,807,551
PREFERRED SECURITIES - 1.7%
Brazil - 1.6%
Banco Bradesco SA	485,060	2,347,067	0.4%
Petroleo Brasileiro SA (I)	962,068	1,610,343	0.3%
Vale SA	912,555	2,337,974	0.4%
OTHER SECURITIES		4,114,357	0.5%
		10,409,741
Chile - 0.0%		11,274	0.0%
Colombia - 0.1%		544,439	0.1%
Panama - 0.0%		38,056	0.0%
TOTAL PREFERRED
SECURITIES (Cost $28,917,150)		$11,003,510
Rights 0.0%		79,624	0.0%
TOTAL RIGHTS (Cost $28,432)		$79,624

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED SECURITIES (continued)
Warrants 0.0%		$31,947	0.0%
TOTAL WARRANTS (Cost $0)		$31,947
SECURITIES LENDING COLLATERAL - 3.0%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	2,000,973	20,019,330	3.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $20,020,094)		$20,019,330
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%		$534,718	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $534,718)		$534,718
Total Investments (Emerging Markets Value Trust)
(Cost $880,422,408) - 102.7%		$680,476,680	102.7%
Other Assets And Liabilities, Net - (2.7%)		(17,984,260)	(2.7)%
TOTAL NET ASSETS - 100.0%		$662,492,420	100.0%

Equity Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 98.1%
Consumer discretionary - 9.9%
Carnival Corp.	284,600	$15,505,008	0.9%
Kohl’s Corp.	341,200	16,251,356	1.0%
Mattel, Inc. (L)	823,775	22,381,967	1.3%
Twenty-First Century
Fox, Inc., Class A	418,400	11,363,744	0.7%
Twenty-First Century
Fox, Inc., Class B	296,500	8,073,695	0.5%
OTHER SECURITIES		91,834,376	5.5%
		165,410,146
Consumer staples - 3.8%
Archer-Daniels-Midland Company	468,800	17,195,584	1.0%
PepsiCo, Inc.	167,600	16,746,592	1.0%
OTHER SECURITIES		28,664,789	1.8%
		62,606,965
Energy - 10.6%
Apache Corp.	549,400	24,431,818	1.5%
Chevron Corp.	253,200	22,777,872	1.4%
Exxon Mobil Corp.	493,700	38,483,915	2.3%
Hess Corp.	366,800	17,782,464	1.1%
Royal Dutch Shell PLC,
ADR, Class A	491,800	22,519,522	1.3%
OTHER SECURITIES		50,658,616	3.0%
		176,654,207
Financials - 24.9%
American Express Company	296,400	20,614,620	1.2%
Bank of America Corp.	1,736,693	29,228,543	1.8%
Citigroup, Inc.	369,000	19,095,750	1.1%
JPMorgan Chase & Co.	849,875	56,117,246	3.4%
Loews Corp.	541,100	20,778,240	1.2%
Marsh & McLennan Companies, Inc.	400,800	22,224,360	1.3%
MetLife, Inc.	560,900	27,040,989	1.6%
Morgan Stanley	724,800	23,055,888	1.4%
Northern Trust Corp.	318,900	22,989,501	1.4%

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Equity Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Financials (continued)
State Street Corp.	254,600	$16,895,256	1.0%
Wells Fargo & Company	393,000	21,363,480	1.3%
OTHER SECURITIES		136,573,199	8.2%
		415,977,072
Health care - 9.4%
Anthem, Inc.	126,374	17,621,591	1.1%
Bristol-Myers Squibb Company	333,425	22,936,306	1.4%
Johnson & Johnson	344,900	35,428,128	2.1%
Merck & Company, Inc.	415,350	21,938,787	1.3%
Pfizer, Inc.	1,062,835	34,308,314	2.0%
OTHER SECURITIES		25,217,765	1.5%
		157,450,891
Industrials - 12.6%
Emerson Electric Company	393,000	18,797,190	1.1%
General Electric Company	1,848,100	57,568,315	3.4%
Illinois Tool Works, Inc.	209,100	19,379,388	1.2%
The Boeing Company	231,400	33,458,126	2.0%
United Parcel Service, Inc., Class B	180,700	17,388,761	1.0%
OTHER SECURITIES		64,510,147	3.9%
		211,101,927
Information technology - 11.7%
Applied Materials, Inc.	1,133,000	21,153,110	1.3%
Cisco Systems, Inc.	713,700	19,380,524	1.2%
Dell, Inc. (I)(R)	1,271,400	19,823,329	1.2%
Harris Corp.	238,000	20,682,200	1.2%
Microsoft Corp.	679,525	37,700,047	2.3%
QUALCOMM, Inc.	386,200	19,304,207	1.1%
Texas Instruments, Inc.	300,600	16,475,886	1.0%
OTHER SECURITIES		41,479,644	2.4%
		195,998,947
Materials - 4.5%
E.I. du Pont de Nemours & Company	352,400	23,469,840	1.4%
International Paper Company	487,100	18,363,670	1.1%
Nucor Corp.	389,600	15,700,880	0.9%
Vulcan Materials Company	160,900	15,280,673	0.9%
OTHER SECURITIES		2,647,420	0.2%
		75,462,483
Telecommunication services - 3.1%
Verizon Communications, Inc.	565,785	26,150,583	1.6%
OTHER SECURITIES		24,622,029	1.5%
		50,772,612
Utilities - 7.6%
Entergy Corp.	289,800	19,810,728	1.2%
FirstEnergy Corp.	619,400	19,653,562	1.2%
NiSource, Inc.	804,300	15,691,893	0.9%
PG&E Corp.	296,600	15,776,154	1.0%
Xcel Energy, Inc.	495,400	17,789,814	1.1%
OTHER SECURITIES		38,187,935	2.2%
		126,910,086
TOTAL COMMON STOCKS (Cost $1,333,488,216)		$1,638,345,336
CORPORATE BONDS - 0.0%
Health care - 0.0%		$637,245	0.0%
TOTAL CORPORATE BONDS (Cost $586,012)		$637,245

Equity Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 1.8%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	2,937,183	$29,385,929	1.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $29,385,612)		$29,385,929
SHORT-TERM INVESTMENTS - 1.7%
Money market funds - 1.7%
T. Rowe Price Reserve Investment
Fund, 0.2195% (Y)	24,402,857	$24,402,857	1.5%
OTHER SECURITIES		3,369,311	0.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $27,772,168)		$27,772,168
Total Investments (Equity Income Trust)
(Cost $1,391,232,008) - 101.6%		$1,696,140,678	101.6%
Other assets and liabilities, net - (1.6%)		(26,003,952)	(1.6)%
TOTAL NET ASSETS - 100.0%		$1,670,136,726	100.0%

Financial Industries Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 92.1%
Financials - 89.1%
American Capital, Ltd. (I)	305,351	$4,210,790	2.5%
American International Group, Inc.	62,560	3,876,843	2.3%
Ameriprise Financial, Inc.	32,946	3,506,113	2.1%
Ameris Bancorp	35,353	1,201,648	0.7%
Assured Guaranty, Ltd.	130,356	3,445,309	2.1%
Azimut Holding SpA	105,522	2,622,874	1.6%
Bank of America Corp.	323,565	5,445,599	3.3%
Bank of Ireland (I)	8,184,132	2,996,655	1.8%
Banner Corp. (I)(S)	68,446	2,974,140	1.8%
Barclays PLC, ADR	268,458	3,479,216	2.1%
BB&T Corp.	51,952	1,964,305	1.2%
Cerved Information
Solutions SpA (I)	121,037	1,005,380	0.6%
CIT Group, Inc.	61,167	2,428,330	1.4%
Citigroup, Inc.	132,527	6,858,272	4.1%
Citizens Financial Group, Inc.	44,923	1,176,533	0.7%
CNO Financial Group, Inc.	251,450	4,800,181	2.9%
Danske Bank A/S	122,437	3,285,265	2.0%
Discover Financial Services	73,252	3,927,772	2.3%
East West Bancorp, Inc.	33,432	1,389,434	0.8%
Essex Property Trust, Inc.	6,797	1,627,270	1.0%
FelCor Lodging Trust, Inc.	154,371	1,126,908	0.7%
Fifth Street Finance Corp.	334,901	2,136,668	1.3%
Gjensidige Forsikring ASA	74,086	1,185,756	0.7%
Glacier Bancorp, Inc.	99,765	2,646,765	1.6%
Great Western Bancorp, Inc.	47,443	1,376,796	0.8%
Intermediate Capital Group PLC	154,171	1,421,232	0.8%
Invesco, Ltd.	110,074	3,685,278	2.2%
JPMorgan Chase & Co.	100,129	6,611,518	3.9%
KeyCorp	205,014	2,704,135	1.6%
KKR & Company LP	179,409	2,796,986	1.7%
Lincoln National Corp.	42,622	2,142,182	1.3%
M&T Bank Corp.	13,947	1,690,097	1.0%
Regions Financial Corp.	230,378	2,211,629	1.3%
Rexford Industrial Realty, Inc.	74,344	1,216,268	0.7%
Schroders PLC	101,995	4,467,276	2.7%
Simon Property Group, Inc.	17,606	3,423,311	2.0%

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Financial Industries Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Financials (continued)
SunTrust Banks, Inc.	93,793	$4,018,092	2.4%
SVB Financial Group (I)	39,827	4,735,430	2.8%
Talmer Bancorp, Inc., Class A	70,013	1,267,935	0.8%
The Blackstone Group LP	171,126	5,003,724	3.0%
The Hartford Financial
Services Group, Inc.	60,339	2,622,333	1.6%
TriCo Bancshares	36,275	995,386	0.6%
U.S. Bancorp	144,842	6,180,408	3.7%
UniCredit SpA	364,963	2,017,767	1.2%
Union Bankshares Corp.	74,050	1,869,022	1.1%
Wells Fargo & Company	78,962	4,292,374	2.6%
Zions Bancorporation	105,150	2,870,595	1.7%
OTHER SECURITIES		10,177,855	6.0%
		149,115,655
Information technology - 3.0%
Visa, Inc., Class A	64,767	5,022,681	3.0%
TOTAL COMMON STOCKS (Cost $150,250,210)		$154,138,336
PREFERRED SECURITIES - 0.8%
Financials - 0.8%		1,346,011	0.8%
TOTAL PREFERRED SECURITIES (Cost $1,471,327)		$1,346,011
CORPORATE BONDS - 1.2%
Financials - 1.2%
NewStar Financial, Inc.
7.250%, 05/01/2020	$1,160,000	$1,125,200	0.7%
OTHER SECURITIES		794,750	0.5%
		1,919,950
TOTAL CORPORATE BONDS (Cost $1,986,595)		$1,919,950
WARRANTS - 0.4%
Citigroup, Inc. (Expiration Date:
01/04/2019; Strike
Price: $106.10) (I)	185,654	33,418	0.0%
OTHER SECURITIES		587,699	0.4%
TOTAL WARRANTS (Cost $878,936)		$621,117
SHORT-TERM INVESTMENTS - 0.8%
Repurchase agreement - 0.8%
Repurchase Agreement with State
Street Corp. dated 12/31/2015 at
0.030% to be repurchased at
$1,364,005 on 01/04/2016,
collateralized by $1,315,000
Federal National Mortgage
Association, 5.000% due
05/11/2017 (valued at $1,394,126,
including interest)	$1,364,000	$1,364,000	0.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $1,364,000)		$1,364,000
Total Investments (Financial Industries Trust)
(Cost $155,951,068) - 95.3%		$159,389,414	95.3%
Other assets and liabilities, net - 4.7%		7,934,753	4.7%
TOTAL NET ASSETS - 100.0%		$167,324,167	100.0%

Franklin Templeton Founding Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) - 100.0%
Equity - 66.6%
Global, Series NAV (Templeton)	19,427,293	$348,525,636	33.2%
Mutual Shares,
Series NAV (Franklin)	29,767,896	350,070,455	33.4%
		698,596,091
Fixed income - 33.4%
Income, Series NAV (Franklin)	32,757,295	350,175,488	33.4%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $916,650,883)		$1,048,771,579
Total Investments (Franklin Templeton Founding
Allocation Trust) (Cost $916,650,883) - 100.0%		$1,048,771,579	100.0%
Other assets and liabilities, net - 0.0%		(35,991)	0.0%
TOTAL NET ASSETS - 100.0%		$1,048,735,588	100.0%

Fundamental All Cap Core Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.7%
Consumer discretionary - 29.0%
adidas AG	391,394	$37,988,320	2.3%
Amazon.com, Inc. (I)	163,778	110,695,912	6.8%
CarMax, Inc. (I)	788,210	42,539,694	2.6%
DeVry Education Group, Inc.	976,449	24,713,924	1.5%
Group 1 Automotive, Inc.	352,994	26,721,646	1.7%
Lennar Corp., Class A	1,197,642	58,576,670	3.6%
Lowe’s Companies, Inc.	367,637	27,955,117	1.7%
NVR, Inc. (I)	22,709	37,310,888	2.3%
Ralph Lauren Corp.	559,678	62,392,903	3.8%
Tempur Sealy International, Inc. (I)	611,718	43,101,650	2.7%
		471,996,724
Consumer staples - 6.5%
Danone SA	531,446	35,911,650	2.2%
Diageo PLC, ADR	108,974	11,885,794	0.7%
Mead Johnson Nutrition Company	288,213	22,754,416	1.4%
The Procter & Gamble Company	443,078	35,184,824	2.2%
		105,736,684
Energy - 2.9%
Kinder Morgan, Inc.	1,796,624	26,805,630	1.7%
Schlumberger, Ltd.	279,522	19,496,660	1.2%
		46,302,290
Financials - 28.9%
Affiliated Managers Group, Inc. (I)	267,208	42,689,150	2.6%
AllianceBernstein Holding LP	2,321,726	55,373,165	3.4%
American Express Company	237,101	16,490,375	1.0%
American International Group, Inc.	227,496	14,097,927	0.9%
American Tower Corp.	252,147	24,445,652	1.5%
Bank of America Corp.	4,261,762	71,725,454	4.4%
BlackRock, Inc.	107,123	36,477,524	2.2%
CIT Group, Inc.	603,600	23,962,920	1.5%
Citigroup, Inc.	1,378,662	71,345,759	4.4%
Morgan Stanley	1,286,214	40,914,467	2.5%
Santander Consumer
USA Holdings, Inc. (I)	1,176,489	18,647,351	1.2%
T. Rowe Price Group, Inc.	375,726	26,860,652	1.7%

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Financials (continued)
The Goldman Sachs Group, Inc.	143,842	$25,924,644	1.6%
		468,955,040
Health care - 1.8%
Amgen, Inc.	178,680	29,005,124	1.8%
Industrials - 10.1%
IHS, Inc., Class A (I)	203,870	24,144,324	1.5%
Regal Beloit Corp.	376,742	22,046,942	1.3%
Sensata
Technologies Holding NV (I)	457,476	21,071,345	1.3%
The Manitowoc Company, Inc.	610,546	9,371,881	0.6%
TransDigm Group, Inc. (I)	113,572	25,945,523	1.6%
United Rentals, Inc. (I)	375,879	27,266,263	1.7%
WESCO International, Inc. (I)	799,589	34,926,048	2.1%
		164,772,326
Information technology - 18.2%
Alibaba Group
Holding, Ltd., ADR (I)	308,685	25,086,830	1.5%
Alphabet, Inc., Class A (I)	58,292	45,351,759	2.8%
Apple, Inc.	736,946	77,570,936	4.8%
Facebook, Inc., Class A (I)	646,402	67,652,433	4.2%
LinkedIn Corp., Class A (I)	161,423	36,333,089	2.2%
QUALCOMM, Inc.	397,528	19,870,437	1.2%
Workday, Inc., Class A (I)	306,165	24,395,227	1.5%
		296,260,711
Materials - 2.3%
Louisiana-Pacific Corp. (I)	2,096,732	37,762,143	2.3%
TOTAL COMMON STOCKS (Cost $1,404,089,478)		$1,620,791,042
SHORT-TERM INVESTMENTS - 0.1%
Repurchase agreement - 0.1%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2015 at
0.320% to be repurchased at
$1,790,064 on 01/04/2016,
collateralized by $1,825,900
U.S. Treasury Inflation Indexed
Notes, 0.125% due 07/15/2022
(valued at $1,825,935,
including interest)	$1,790,000	$1,790,000	0.1%
Repurchase Agreement with State
Street Corp. dated 12/31/2015 at
0.030% to be repurchased at
$511,002 on 01/04/2016,
collateralized by $525,000 Federal
Home Loan Mortgage Corp.,
2.060% due 05/27/2021 (valued at
$523,688, including interest)	511,000	511,000	0.0%
		2,301,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,301,000)		$2,301,000
Total Investments (Fundamental All Cap Core
Trust) (Cost $1,406,390,478) - 99.8%		$1,623,092,042	99.8%
Other assets and liabilities, net - 0.2%		2,806,326	0.2%
TOTAL NET ASSETS - 100.0%		$1,625,898,368	100.0%

Fundamental Large Cap Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.4%
Consumer discretionary - 17.6%
adidas AG	486,634	$47,232,222	3.0%
DeVry Education Group, Inc.	594,953	15,058,262	1.0%
Lennar Corp., Class A	1,126,356	55,090,071	3.5%
Lowe’s Companies, Inc.	582,061	44,259,918	2.9%
NVR, Inc. (I)	22,147	36,387,521	2.3%
Ralph Lauren Corp.	256,043	28,543,674	1.8%
Tempur Sealy International, Inc. (I)	690,482	48,651,362	3.1%
		275,223,030
Consumer staples - 9.2%
Danone SA	249,637	16,868,838	1.1%
Diageo PLC, ADR	181,103	19,752,904	1.3%
Heineken Holding NV	264,895	20,393,394	1.3%
Imperial Tobacco Group PLC	354,933	18,746,716	1.2%
PepsiCo, Inc.	298,433	29,819,425	1.9%
Philip Morris International, Inc.	198,274	17,430,267	1.1%
The Procter & Gamble Company	259,966	20,643,900	1.3%
		143,655,444
Energy - 7.6%
Apache Corp.	382,585	17,013,555	1.1%
Chevron Corp.	237,223	21,340,581	1.4%
Exxon Mobil Corp.	220,285	17,171,216	1.1%
Kinder Morgan, Inc.	1,015,954	15,158,034	1.0%
Occidental Petroleum Corp.	511,547	34,585,693	2.2%
Weatherford International PLC (I)	1,541,036	12,929,292	0.8%
		118,198,371
Financials - 34.2%
AllianceBernstein Holding LP	1,552,299	37,022,331	2.4%
American International Group, Inc.	1,208,869	74,913,612	4.8%
Bank of America Corp.	4,557,559	76,703,718	4.9%
CIT Group, Inc.	766,759	30,440,332	1.9%
Citigroup, Inc.	1,373,415	71,074,226	4.5%
JPMorgan Chase & Co.	1,224,938	80,882,656	5.2%
Morgan Stanley	1,259,108	40,052,225	2.6%
Santander Consumer
USA Holdings, Inc. (I)	1,162,432	18,424,547	1.2%
State Street Corp.	331,158	21,975,645	1.4%
The Goldman Sachs Group, Inc.	324,470	58,479,228	3.7%
Wells Fargo & Company	462,555	25,144,490	1.6%
		535,113,010
Health care - 6.5%
Amgen, Inc.	134,832	21,887,279	1.4%
Medtronic PLC	405,057	31,156,984	2.0%
Merck & Company, Inc.	468,624	24,752,720	1.6%
Novartis AG, ADR	276,133	23,758,483	1.5%
		101,555,466
Industrials - 9.3%
Danaher Corp.	283,097	26,294,049	1.7%
FedEx Corp.	142,624	21,249,550	1.3%
General Electric Company	1,886,524	58,765,223	3.8%
Sensata
Technologies Holding NV (I)	452,900	20,860,574	1.3%
United Rentals, Inc. (I)	251,811	18,266,370	1.2%
		145,435,766
Information technology - 12.2%
Apple, Inc.	488,923	51,464,035	3.3%
Cisco Systems, Inc.	1,047,654	28,449,044	1.8%
eBay, Inc. (I)	737,269	20,260,152	1.3%
Microsoft Corp.	593,372	32,920,279	2.1%
Oracle Corp.	371,660	13,576,740	0.9%

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
QUALCOMM, Inc.	467,786	$23,382,283	1.5%
Samsung Electronics Company, Ltd.	19,180	20,457,040	1.3%
		190,509,573
Materials - 2.8%
Louisiana-Pacific Corp. (I)	2,418,616	43,559,274	2.8%
TOTAL COMMON STOCKS (Cost $1,474,073,123)		$1,553,249,934
SHORT-TERM INVESTMENTS - 0.3%
Repurchase agreement - 0.3%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2015 at
0.320% to be repurchased at
$3,449,123 on 01/04/2016,
collateralized by $3,126,700
U.S. Treasury Notes, 1.375% due
02/29/2020 (valued at $3,101,776,
including interest) and $343,600
U.S. Treasury Inflation Indexed
Notes, 2.625% due 07/15/2017
(valued at $416,348,
including interest)	$3,449,000	$3,449,000	0.2%
Repurchase Agreement with State
Street Corp. dated 12/31/2015 at
0.030% to be repurchased at
$986,003 on 01/04/2016,
collateralized by $950,000 Federal
National Mortgage Association,
5.000% due 05/11/2017 (valued at
$1,007,163, including interest)	986,000	986,000	0.1%
		4,435,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,435,000)		$4,435,000
Total Investments (Fundamental Large Cap Value
Trust) (Cost $1,478,508,123) - 99.7%		$1,557,684,934	99.7%
Other assets and liabilities, net - 0.3%		5,040,817	0.3%
TOTAL NET ASSETS - 100.0%		$1,562,725,751	100.0%

Global Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.7%
Brazil - 0.4%		$2,622,284	0.4%
Canada - 0.1%		474,993	0.1%
China - 0.5%		2,965,368	0.5%
Denmark - 0.6%		3,393,822	0.6%
France - 9.1%
AXA SA	324,265	8,860,126	1.5%
BNP Paribas SA	157,428	8,906,903	1.5%
Cie Generale des
Etablissements Michelin	68,957	6,563,540	1.1%
Credit Agricole SA	643,988	7,588,887	1.3%
Sanofi	100,534	8,567,731	1.5%
Total SA	214,886	9,633,690	1.7%
OTHER SECURITIES		2,720,857	0.5%
		52,841,734

Global Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Germany - 5.3%
Deutsche Lufthansa AG (I)	688,266	$10,840,980	1.9%
Merck KGaA	67,262	6,512,399	1.1%
METRO AG	192,410	6,129,701	1.0%
Siemens AG	76,629	7,413,579	1.3%
		30,896,659
Hong Kong - 1.5%
Kunlun Energy Company, Ltd.	6,808,940	6,045,727	1.1%
OTHER SECURITIES		2,526,996	0.4%
		8,572,723
India - 0.6%		3,518,993	0.6%
Ireland - 3.1%
CRH PLC	289,267	8,342,199	1.4%
Medtronic PLC	125,770	9,674,228	1.7%
		18,016,427
Israel - 2.0%
Teva Pharmaceutical
Industries, Ltd., ADR	179,010	11,750,216	2.0%
Italy - 2.1%
UniCredit SpA	1,258,062	6,955,474	1.2%
OTHER SECURITIES		5,377,835	0.9%
		12,333,309
Japan - 4.0%
Nissan Motor Company, Ltd.	796,000	8,334,711	1.4%
SoftBank Group Corp.	138,100	6,969,963	1.2%
OTHER SECURITIES		7,860,171	1.4%
		23,164,845
Netherlands - 4.7%
Aegon NV	1,217,096	6,883,277	1.2%
ING Groep NV	481,206	6,510,769	1.1%
OTHER SECURITIES		13,825,696	2.4%
		27,219,742
Portugal - 1.2%
Galp Energia SGPS SA	615,176	7,178,326	1.2%
Russia - 0.9%		5,186,149	0.9%
Singapore - 1.9%
DBS Group Holdings, Ltd.	507,510	5,947,765	1.0%
OTHER SECURITIES		4,870,884	0.9%
		10,818,649
South Korea - 6.5%
Hyundai Motor Company	70,890	8,940,917	1.5%
KB Financial Group, Inc., ADR (I)	237,588	6,621,578	1.2%
Samsung Electronics Company, Ltd.	19,240	20,521,043	3.5%
OTHER SECURITIES		1,512,878	0.3%
		37,596,416
Spain - 1.3%
Telefonica SA	694,834	7,708,479	1.3%
Sweden - 2.1%
Getinge AB, B Shares	361,144	9,460,261	1.6%
OTHER SECURITIES		2,928,421	0.5%
		12,388,682
Switzerland - 5.1%
Credit Suisse Group AG	438,145	9,438,504	1.6%
Roche Holding AG	39,302	10,890,915	1.9%
OTHER SECURITIES		9,122,526	1.6%
		29,451,945

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Global Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Thailand - 0.2%		$1,243,319	0.2%
Turkey - 0.9%		5,452,448	0.9%
United Kingdom - 12.0%
BAE Systems PLC	940,874	6,927,241	1.2%
BP PLC	1,190,978	6,189,174	1.1%
GlaxoSmithKline PLC	457,446	9,238,562	1.6%
HSBC Holdings PLC	1,196,039	9,456,610	1.6%
Sky PLC	422,559	6,926,946	1.2%
Standard Chartered PLC	702,654	5,830,062	1.0%
Tesco PLC (I)	2,652,534	5,828,385	1.0%
OTHER SECURITIES		19,759,416	3.3%
		70,156,396
United States - 32.6%
Allergan PLC (I)	36,018	11,255,625	1.9%
Alphabet, Inc., Class A (I)	11,580	9,009,356	1.6%
American International Group, Inc.	176,470	10,935,846	1.9%
Amgen, Inc.	83,090	13,488,000	2.3%
Apache Corp.	142,880	6,353,874	1.1%
Capital One Financial Corp.	99,200	7,160,256	1.2%
Chevron Corp.	79,710	7,170,712	1.2%
Cisco Systems, Inc.	306,850	8,332,512	1.4%
Citigroup, Inc.	300,860	15,569,505	2.7%
Comcast Corp.	156,620	8,838,067	1.5%
HP, Inc.	269,280	3,188,275	0.6%
JPMorgan Chase & Co.	168,960	11,156,426	1.9%
Microsoft Corp.	282,420	15,668,662	2.7%
SunTrust Banks, Inc.	194,480	8,331,523	1.4%
Twenty-First Century
Fox, Inc., Class A	249,780	6,784,025	1.2%
United Parcel Service, Inc., Class B	76,130	7,325,990	1.3%
OTHER SECURITIES		39,289,041	6.7%
		189,857,695
TOTAL COMMON STOCKS (Cost $595,749,663)		$574,809,619
SECURITIES LENDING COLLATERAL - 1.4%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	807,213	8,076,007	1.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,076,122)		$8,076,007
SHORT-TERM INVESTMENTS - 1.4%
U.S. Government Agency - 1.4%
Federal Agricultural Mortgage Corp.
0.040%, 01/04/2016 *	$5,000,000	$5,000,000	0.9%
Federal Home Loan Bank
0.030%, 01/04/2016 *	3,000,000	3,000,000	0.5%
		8,000,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,999,976)		$8,000,000
Total Investments (Global Trust)
(Cost $611,825,761) - 101.5%		$590,885,626	101.5%
Other Assets And Liabilities, Net - (1.5%)		(8,494,374)	(1.5)%
TOTAL NET ASSETS - 100.0%		$582,391,252	100.0%

Health Sciences Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.1%
Consumer discretionary - 0.1%		$524,949	0.1%
Consumer staples - 2.5%
Rite Aid Corp. (I)	457,800	3,589,152	1.0%
Walgreens Boots Alliance, Inc.	49,600	4,223,688	1.1%
OTHER SECURITIES		1,354,630	0.4%
		9,167,470
Financials - 0.3%		1,019,130	0.3%
Health care - 92.3%
AbbVie, Inc.	68,316	4,047,040	1.1%
ACADIA Pharmaceuticals, Inc. (I)	59,200	2,110,480	0.6%
Aetna, Inc.	106,400	11,503,968	3.1%
Agilent Technologies, Inc.	112,500	4,703,625	1.3%
Alexion Pharmaceuticals, Inc. (I)	87,500	16,690,625	4.6%
Alkermes PLC (I)	83,400	6,620,292	1.8%
Allergan PLC (I)	69,640	21,762,499	6.0%
Anthem, Inc.	52,600	7,334,544	2.0%
athenahealth, Inc. (I)	17,100	2,752,587	0.8%
Baxalta, Inc.	144,000	5,620,320	1.5%
Becton, Dickinson and Company	57,900	8,921,811	2.4%
Biogen, Inc. (I)	17,119	5,244,406	1.4%
BioMarin Pharmaceutical, Inc. (I)	41,700	4,368,492	1.2%
Bristol-Myers Squibb Company	116,900	8,041,551	2.2%
Celgene Corp. (I)	29,432	3,524,776	1.0%
Centene Corp. (I)	34,400	2,263,864	0.6%
Chugai
Pharmaceutical Company, Ltd.	54,400	1,896,200	0.5%
Cigna Corp.	71,300	10,433,329	2.9%
DaVita HealthCare Partners, Inc. (I)	74,800	5,214,308	1.4%
Dyax Corp. (I)	62,700	2,358,774	0.6%
Eli Lilly & Company	92,400	7,785,624	2.1%
Gilead Sciences, Inc.	98,192	9,936,048	2.7%
HCA Holdings, Inc. (I)	82,900	5,606,527	1.5%
Henry Schein, Inc. (I)	15,500	2,451,945	0.7%
Humana, Inc.	69,900	12,477,849	3.4%
Incyte Corp. (I)	85,600	9,283,320	2.5%
Intuitive Surgical, Inc. (I)	9,200	5,024,672	1.4%
Mallinckrodt PLC (I)	100,396	7,492,553	2.1%
McKesson Corp.	45,800	9,033,134	2.5%
Medtronic PLC	73,993	5,691,542	1.6%
Neurocrine Biosciences, Inc. (I)	109,000	6,166,130	1.7%
Novavax, Inc. (I)	238,300	1,999,337	0.5%
Pacira Pharmaceuticals, Inc. (I)	25,200	1,935,108	0.5%
Prothena Corp. PLC (I)	38,848	2,645,937	0.7%
Regeneron Pharmaceuticals, Inc. (I)	16,900	9,174,503	2.5%
Shire PLC, ADR	10,200	2,091,000	0.6%
Sirona Dental Systems, Inc. (I)	31,200	3,418,584	0.9%
TESARO, Inc. (I)	38,385	2,008,303	0.6%
Teva Pharmaceutical
Industries, Ltd., ADR	67,000	4,397,880	1.2%
Thermo Fisher Scientific, Inc.	69,900	9,915,315	2.7%
UnitedHealth Group, Inc.	114,600	13,481,544	3.7%
Universal Health
Services, Inc., Class B	30,250	3,614,573	1.0%
Valeant
Pharmaceuticals
International, Inc. (I)	59,480	6,046,142	1.7%
Vertex Pharmaceuticals, Inc. (I)	62,604	7,877,461	2.2%
WellCare Health Plans, Inc. (I)	25,900	2,025,639	0.6%
OTHER SECURITIES		50,633,811	13.7%
		337,627,972

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Industrials - 0.4%		$1,339,470	0.4%
Information technology - 0.5%
FEI Company	23,500	1,875,065	0.5%
TOTAL COMMON STOCKS (Cost $263,122,134)		$351,554,056
PREFERRED SECURITIES - 1.1%
Consumer discretionary - 0.1%		381,289	0.1%
Health care - 0.9%
Allergan PLC, 5.500%	1,265	1,303,178	0.4%
Anthem, Inc., 5.250%	11,600	534,180	0.2%
OTHER SECURITIES		1,484,927	0.3%
		3,322,285
Information technology - 0.1%		152,390	0.1%
TOTAL PREFERRED SECURITIES (Cost $3,326,189)		$3,855,964
CONVERTIBLE BONDS - 0.1%
Health care - 0.1%		$503,806	0.1%
TOTAL CONVERTIBLE BONDS (Cost $541,000)		$503,806
Rights 0.0%		3,535	0.0%
TOTAL RIGHTS (Cost $8,750)		$3,535
Warrants 0.0%		5	0.0%
TOTAL WARRANTS (Cost $1,766)		$5
SHORT-TERM INVESTMENTS - 4.4%
Money market funds - 4.4%
State Street Institutional
U.S. Government Money Market
Fund, 0.0891% (Y)	7,590,734	$7,590,734	2.1%
T. Rowe Price Reserve Investment
Fund, 0.2195% (Y)	8,352,926	8,352,926	2.3%
		15,943,660
TOTAL SHORT-TERM
INVESTMENTS (Cost $15,943,660)		$15,943,660
Total Investments (Health Sciences Trust)
(Cost $282,943,499) - 101.7%		$371,861,026	101.7%
Other assets and liabilities, net - (1.7%)		(6,146,094)	(1.7)%
TOTAL NET ASSETS - 100.0%		$365,714,932	100.0%

International Core Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 95.3%
Australia - 3.4%		$20,164,913	3.4%
Austria - 0.4%		2,403,412	0.4%
Belgium - 0.9%
Delhaize Group	31,538	3,069,502	0.5%
OTHER SECURITIES		2,125,124	0.4%
		5,194,626
Canada - 4.8%
Suncor Energy, Inc.	202,000	5,214,599	0.9%

International Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Canada (continued)
Valeant
Pharmaceuticals
International, Inc. (I)	70,774	$7,194,177	1.2%
OTHER SECURITIES		16,053,822	2.7%
		28,462,598
China - 0.1%		436,199	0.1%
Denmark - 0.7%		4,163,144	0.7%
Faroe Islands - 0.1%		353,792	0.1%
Finland - 1.0%		5,707,775	1.0%
France - 12.8%
AXA SA	474,905	12,976,171	2.2%
BNP Paribas SA	79,298	4,486,493	0.8%
Cie Generale des
Etablissements Michelin	34,190	3,254,310	0.6%
Engie SA	169,492	3,002,265	0.5%
Orange SA	183,608	3,070,994	0.5%
Total SA	445,252	19,961,374	3.4%
Vivendi SA	223,271	4,795,228	0.8%
OTHER SECURITIES		24,323,829	4.0%
		75,870,664
Germany - 11.2%
Allianz SE	52,958	9,335,382	1.6%
BASF SE	180,588	13,756,917	2.3%
Bayerische Motoren Werke AG	68,339	7,199,655	1.2%
Daimler AG	167,577	14,001,805	2.4%
Deutsche Telekom AG	290,686	5,220,937	0.9%
Muenchener Rueckversicherungs-
Gesellschaft AG	21,368	4,257,322	0.7%
OTHER SECURITIES		12,934,238	2.1%
		66,706,256
Hong Kong - 3.1%		18,686,382	3.1%
Ireland - 0.0%		17,246	0.0%
Israel - 0.4%		2,321,515	0.4%
Italy - 2.7%
Enel SpA	808,376	3,389,785	0.6%
Eni SpA	360,381	5,354,641	0.9%
Telecom Italia SpA (I)	1,088,072	1,378,937	0.2%
Telecom Italia SpA	2,071,730	2,126,285	0.4%
OTHER SECURITIES		3,678,917	0.6%
		15,928,565
Japan - 24.4%
Canon, Inc.	118,300	3,578,579	0.6%
FUJIFILM Holdings Corp.	89,100	3,718,366	0.6%
Honda Motor Company, Ltd.	102,100	3,263,273	0.6%
ITOCHU Corp.	438,600	5,187,958	0.9%
KDDI Corp.	412,970	10,724,912	1.8%
Mitsubishi Corp.	195,705	3,255,185	0.6%
Mitsubishi UFJ
Financial Group, Inc.	1,405,300	8,704,778	1.5%
Mitsui & Company, Ltd.	367,700	4,369,026	0.7%
Nippon Telegraph
& Telephone Corp.	249,000	9,909,731	1.7%
Nissan Motor Company, Ltd.	582,100	6,095,019	1.0%
NTT DOCOMO, Inc.	225,400	4,623,315	0.8%
Sumitomo Corp.	300,400	3,062,677	0.5%
Sumitomo Mitsui
Financial Group, Inc.	218,900	8,261,516	1.4%

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Japan (continued)
OTHER SECURITIES		$69,994,197	11.7%
		144,748,532
Luxembourg - 0.1%		313,145	0.1%
Malta - 0.0%		117,856	0.0%
Netherlands - 3.2%
ING Groep NV	274,818	3,718,317	0.6%
Koninklijke Ahold NV	186,743	3,939,074	0.7%
Royal Dutch Shell PLC, A Shares	138,920	3,146,440	0.5%
Royal Dutch Shell PLC, B Shares	122,182	2,784,658	0.5%
OTHER SECURITIES		5,222,973	0.9%
		18,811,462
New Zealand - 0.2%		1,002,612	0.2%
Norway - 1.3%		7,839,917	1.3%
Portugal - 0.1%		497,041	0.1%
Singapore - 0.1%		866,162	0.1%
Spain - 2.4%
Iberdrola SA	632,953	4,487,010	0.7%
Telefonica SA	315,695	3,502,316	0.6%
OTHER SECURITIES		6,530,911	1.1%
		14,520,237
Sweden - 2.2%
Telefonaktiebolaget LM Ericsson,
B Shares	400,082	3,857,313	0.7%
OTHER SECURITIES		9,187,142	1.5%
		13,044,455
Switzerland - 3.4%
Swiss Re AG	79,895	7,803,049	1.3%
Zurich Insurance Group AG	12,214	3,137,777	0.5%
OTHER SECURITIES		9,469,127	1.6%
		20,409,953
United Kingdom - 16.3%
AstraZeneca PLC	269,085	18,176,087	3.1%
BP PLC	2,520,708	13,099,405	2.2%
British American Tobacco PLC	108,557	6,028,644	1.0%
Centrica PLC	1,174,153	3,770,196	0.6%
GlaxoSmithKline PLC	755,288	15,253,767	2.6%
Reckitt Benckiser Group PLC	67,138	6,212,070	1.1%
Vodafone Group PLC	1,876,725	6,085,818	1.0%
OTHER SECURITIES		28,364,406	4.7%
		96,990,393
TOTAL COMMON STOCKS (Cost $597,025,764)		$565,578,852
PREFERRED SECURITIES - 0.8%
Germany - 0.8%		4,875,561	0.8%
TOTAL PREFERRED SECURITIES (Cost $7,148,560)		$4,875,561
SECURITIES LENDING COLLATERAL - 0.7%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	419,194	4,193,948	0.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,193,936)		$4,193,948
SHORT-TERM INVESTMENTS - 3.6%
Money market funds - 1.1%
JPMorgan U.S. Treasury Plus Money
Market Fund, 0.0700% (Y)	6,122,155	$6,122,155	1.1%

International Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
U.S. Government - 2.5%
U.S. Treasury Bill, 0.209%,
04/21/2016 *	$12,000,000	$11,992,536	2.0%
U.S. Treasury Bill, 0.511%,
06/23/2016 *	3,000,000	2,993,331	0.5%
		14,985,867
TOTAL SHORT-TERM
INVESTMENTS (Cost $21,105,813)		$21,108,022
Total Investments (International Core Trust)
(Cost $629,474,073) - 100.4%		$595,756,383	100.4%
Other Assets And Liabilities, Net - (0.4%)		(2,263,296)	(0.4)%
TOTAL NET ASSETS - 100.0%		$593,493,087	100.0%

International Equity Index Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.5%
Australia - 5.1%
Australia & New Zealand
Banking Group, Ltd.	95,626	$1,929,709	0.3%
Commonwealth Bank of Australia	58,936	3,643,680	0.6%
National Australia Bank, Ltd.	91,835	2,004,003	0.4%
Westpac Banking Corp.	112,777	2,733,683	0.5%
OTHER SECURITIES		19,089,896	3.3%
		29,400,971
Austria - 0.1%		726,660	0.1%
Belgium - 1.1%
Anheuser-Busch InBev NV	27,580	3,432,280	0.6%
OTHER SECURITIES		2,770,103	0.5%
		6,202,383
Brazil - 0.7%		4,253,748	0.7%
Canada - 5.9%
Royal Bank of Canada	50,000	2,679,410	0.5%
The Toronto-Dominion Bank	61,500	2,410,754	0.4%
OTHER SECURITIES		28,677,784	5.0%
		33,767,948
Chile - 0.2%		1,404,832	0.2%
China - 4.3%
China Construction Bank Corp.,
H Shares	2,932,914	2,000,682	0.4%
Chongqing Rural Commercial
Bank Company, Ltd.	88,000	52,855	0.0%
Tencent Holdings, Ltd.	177,300	3,471,532	0.6%
OTHER SECURITIES		18,956,327	3.3%
		24,481,396
Colombia - 0.1%		549,779	0.1%
Czech Republic - 0.0%		258,164	0.0%
Denmark - 1.4%
Novo Nordisk A/S, B Shares	67,204	3,890,991	0.6%
OTHER SECURITIES		4,303,959	0.8%
		8,194,950
Egypt - 0.0%		248,688	0.0%
Finland - 0.7%		3,949,941	0.7%

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
France - 7.2%
BNP Paribas SA	36,330	$2,055,465	0.4%
Sanofi	40,506	3,452,011	0.6%
Total SA	74,525	3,341,077	0.6%
OTHER SECURITIES		32,366,530	5.6%
		41,215,083
Germany - 6.4%
Allianz SE	15,840	2,792,259	0.5%
BASF SE	31,502	2,399,774	0.4%
Bayer AG	28,362	3,542,160	0.6%
Daimler AG	33,397	2,790,468	0.5%
Deutsche Telekom AG	109,827	1,972,575	0.3%
SAP SE	34,033	2,700,641	0.5%
Siemens AG	27,490	2,659,558	0.5%
OTHER SECURITIES		17,856,749	3.1%
		36,714,184
Greece - 0.1%		310,224	0.1%
Hong Kong - 3.3%
AIA Group, Ltd.	416,800	2,490,415	0.5%
China Mobile, Ltd.	213,530	2,403,516	0.4%
OTHER SECURITIES		14,037,369	2.4%
		18,931,300
Hungary - 0.1%		351,784	0.1%
India - 1.8%		10,125,889	1.8%
Indonesia - 0.5%		2,833,516	0.5%
Ireland - 0.7%		4,016,936	0.7%
Israel - 0.5%
Teva Pharmaceutical Industries, Ltd.	29,726	1,939,351	0.4%
OTHER SECURITIES		1,150,754	0.1%
		3,090,105
Italy - 1.6%		9,196,202	1.6%
Japan - 17.5%
Mitsubishi UFJ Financial Group, Inc.	442,200	2,739,097	0.5%
Toyota Motor Corp.	93,800	5,776,112	1.0%
OTHER SECURITIES		91,461,871	16.0%
		99,977,080
Jersey, Channel Islands - 0.0%		215,070	0.0%
Luxembourg - 0.2%		951,308	0.2%
Macau - 0.1%		417,034	0.1%
Malaysia - 0.7%		3,913,031	0.7%
Malta - 0.0%		166,972	0.0%
Mexico - 1.0%		5,475,267	1.0%
Netherlands - 2.6%
Royal Dutch Shell PLC, A Shares	139,459	3,158,648	0.5%
Royal Dutch Shell PLC, B Shares	83,701	1,907,635	0.3%
OTHER SECURITIES		9,911,249	1.8%
		14,977,532
New Zealand - 0.1%		610,922	0.1%
Norway - 0.4%		2,337,981	0.4%
Peru - 0.1%		339,884	0.1%
Philippines - 0.3%		1,580,317	0.3%
Poland - 0.3%		1,554,265	0.3%
Portugal - 0.1%		653,787	0.1%

International Equity Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Russia - 0.7%
VTB Bank OSJC, GDR	50,760	$106,852	0.0%
OTHER SECURITIES		3,896,792	0.7%
		4,003,644
Singapore - 1.0%		5,420,532	1.0%
South Africa - 1.4%
Naspers, Ltd.	13,874	1,896,358	0.4%
OTHER SECURITIES		6,032,135	1.0%
		7,928,493
South Korea - 3.0%
Samsung Electronics Company, Ltd.	3,789	4,041,280	0.7%
OTHER SECURITIES		13,039,051	2.3%
		17,080,331
Spain - 2.4%
Banco Santander SA	21,368	105,397	0.0%
Banco Santander SA	495,796	2,439,018	0.4%
OTHER SECURITIES		10,942,957	2.0%
		13,487,372
Sweden - 2.1%		12,239,884	2.1%
Switzerland - 7.2%
Nestle SA	109,355	8,117,996	1.4%
Novartis AG	78,043	6,713,202	1.2%
Roche Holding AG	24,096	6,677,204	1.2%
UBS Group AG	126,580	2,455,585	0.4%
OTHER SECURITIES		17,443,821	3.0%
		41,407,808
Taiwan - 2.1%
Taiwan Semiconductor
Manufacturing Company, Ltd.	858,227	3,702,598	0.7%
OTHER SECURITIES		8,540,147	1.4%
		12,242,745
Thailand - 0.4%
True Corp. PCL (I)	200,000	37,017	0.0%
OTHER SECURITIES		2,112,406	0.4%
		2,149,423
Turkey - 0.3%		1,603,929	0.3%
United Kingdom - 13.7%
AstraZeneca PLC	43,836	2,961,023	0.5%
Barclays PLC	583,602	1,878,492	0.3%
BP PLC	633,863	3,294,006	0.6%
British American Tobacco PLC	64,730	3,594,739	0.6%
BT Group PLC	289,315	2,008,893	0.4%
Diageo PLC	87,108	2,378,738	0.4%
GlaxoSmithKline PLC	168,946	3,412,027	0.6%
HSBC Holdings PLC	694,317	5,481,121	1.0%
Lloyds Banking Group PLC	1,977,694	2,128,002	0.4%
Prudential PLC	88,929	2,003,537	0.4%
Reckitt Benckiser Group PLC	22,221	2,056,040	0.4%
SABMiller PLC	33,478	2,002,801	0.4%
Unilever NV	56,233	2,449,424	0.4%
Unilever PLC	44,353	1,902,407	0.3%
Vodafone Group PLC	920,108	2,983,714	0.5%
OTHER SECURITIES		37,767,919	6.5%
		78,302,883
TOTAL COMMON STOCKS (Cost $503,260,815)		$569,262,177

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED SECURITIES - 0.9%
Brazil - 0.4%		$2,185,727	0.4%
Germany - 0.4%		2,100,301	0.4%
South Korea - 0.1%
Samsung Electronics Company, Ltd.	706	652,618	0.1%
OTHER SECURITIES		202,031	0.0%
		854,649
TOTAL PREFERRED SECURITIES (Cost $7,777,474)		$5,140,677
Rights 0.0%		1,915	0.0%
TOTAL RIGHTS (Cost $0)		$1,915
SECURITIES LENDING COLLATERAL - 1.1%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	662,851	6,631,688	1.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,631,799)		$6,631,688
Total Investments (International Equity
Index Trust B) (Cost $517,670,088) - 101.5%		$581,036,457	101.5%
Other Assets And Liabilities, Net - (1.5%)		(8,803,403)	(1.5)%
TOTAL NET ASSETS - 100.0%		$572,233,054	100.0%

International Growth Stock Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 95.6%
Australia - 4.8%
Amcor, Ltd.	860,167	$8,356,708	2.0%
Aurizon Holdings, Ltd.	1,297,945	4,120,443	1.0%
CSL, Ltd.	53,070	4,046,031	0.9%
OTHER SECURITIES		3,698,490	0.9%
		20,221,672
Belgium - 1.4%
Anheuser-Busch InBev NV	45,922	5,714,897	1.4%
Brazil - 1.7%
BM&FBovespa SA	1,767,934	4,834,020	1.2%
OTHER SECURITIES		2,307,705	0.5%
		7,141,725
Canada - 7.3%
CGI Group, Inc., Class A (I)	240,959	9,647,415	2.3%
Fairfax Financial Holdings, Ltd.	9,699	4,604,589	1.1%
Suncor Energy, Inc.	255,030	6,583,560	1.6%
OTHER SECURITIES		9,598,176	2.3%
		30,433,740
China - 3.2%
Baidu, Inc., ADR (I)	33,199	6,275,939	1.5%
OTHER SECURITIES		7,245,063	1.7%
		13,521,002
Denmark - 2.9%
Carlsberg A/S, B Shares	82,101	7,273,466	1.7%
Novo Nordisk A/S, B Shares	82,738	4,790,382	1.2%
		12,063,848
France - 3.3%
Publicis Groupe SA	122,392	8,138,542	1.9%

International Growth Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
France (continued)
Schneider Electric SE	100,971	$5,735,582	1.4%
		13,874,124
Germany - 8.4%
Allianz SE	39,679	6,994,574	1.7%
Deutsche Boerse AG	106,839	9,391,325	2.3%
ProSiebenSat.1 Media SE	131,557	6,637,259	1.6%
SAP SE	102,188	8,108,986	1.9%
OTHER SECURITIES		3,927,841	0.9%
		35,059,985
Hong Kong - 3.3%
CK Hutchison Holdings, Ltd.	701,468	9,429,083	2.2%
Galaxy Entertainment Group, Ltd.	1,430,000	4,480,651	1.1%
		13,909,734
Israel - 2.8%
Teva Pharmaceutical
Industries, Ltd., ADR	181,040	11,883,466	2.8%
Japan - 8.0%
Japan Tobacco, Inc.	232,100	8,521,266	2.0%
Toyota Motor Corp.	89,600	5,517,480	1.3%
Yahoo Japan Corp.	1,793,400	7,290,000	1.8%
OTHER SECURITIES		12,211,481	2.9%
		33,540,227
Mexico - 2.2%
Grupo Televisa SAB, ADR	221,247	6,020,131	1.4%
OTHER SECURITIES		3,112,472	0.8%
		9,132,603
Netherlands - 1.3%
Royal Dutch Shell PLC, B Shares	236,409	5,388,013	1.3%
Singapore - 3.7%
Avago Technologies, Ltd.	63,938	9,280,601	2.2%
United Overseas Bank, Ltd.	441,000	6,079,985	1.5%
		15,360,586
South Korea - 1.4%
Samsung Electronics Company, Ltd.	5,667	6,044,322	1.4%
Spain - 1.3%
Amadeus IT Holding SA, A Shares	119,011	5,245,396	1.3%
Sweden - 4.5%
Getinge AB, B Shares	160,661	4,208,557	1.0%
Investor AB, B Shares	187,998	6,908,961	1.7%
Telefonaktiebolaget LM Ericsson,
B Shares	578,820	5,580,581	1.3%
OTHER SECURITIES		1,942,071	0.5%
		18,640,170
Switzerland - 8.9%
Julius Baer Group, Ltd. (I)	123,723	5,985,368	1.4%
Roche Holding AG	28,809	7,983,216	1.9%
Syngenta AG	18,580	7,272,270	1.7%
UBS Group AG	376,786	7,309,449	1.8%
OTHER SECURITIES		8,885,476	2.1%
		37,435,779
Taiwan - 1.9%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,871,000	8,071,945	1.9%
Thailand - 1.2%
Kasikornbank PCL, NVDR	1,163,400	4,835,784	1.2%

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Turkey - 0.8%		$3,488,675	0.8%
United Kingdom - 21.3%
British American Tobacco PLC	182,589	10,139,967	2.4%
Compass Group PLC	435,498	7,546,451	1.8%
Informa PLC	455,963	4,120,765	1.0%
Kingfisher PLC	1,239,541	6,003,732	1.4%
Lloyds Banking Group PLC	4,427,699	4,764,211	1.1%
Next PLC	39,379	4,228,182	1.0%
RELX PLC	649,963	11,462,763	2.8%
Sky PLC	931,790	15,274,692	3.7%
Smith & Nephew PLC	353,440	6,299,070	1.5%
Unilever NV	122,024	5,315,180	1.3%
WPP PLC	456,730	10,505,665	2.5%
OTHER SECURITIES		3,272,755	0.8%
		88,933,433
TOTAL COMMON STOCKS (Cost $356,312,084)		$399,941,126
SHORT-TERM INVESTMENTS - 4.4%
Money market funds - 4.4%
Fidelity Institutional Money Market
Government
Portfolio, 0.1200% (Y)	18,582,945	$18,582,945	4.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $18,582,945)		$18,582,945
Total Investments (International Growth Stock Trust) (Cost $374,895,029) - 100.0%		$418,524,071	100.0%
Other Assets And Liabilities, Net - 0.0%		90,246	0.0%
TOTAL NET ASSETS - 100.0%		$418,614,317	100.0%

International Small Company Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.3%
Australia - 6.4%
Blackmores, Ltd. (L)	1,465	$231,646	0.2%
OTHER SECURITIES		6,626,277	6.2%
		6,857,923
Austria - 1.2%		1,316,704	1.2%
Belgium - 1.7%
Ackermans & van Haaren NV	1,818	267,083	0.3%
OTHER SECURITIES		1,519,536	1.4%
		1,786,619
Bermuda - 0.2%
Hiscox, Ltd.	16,221	251,481	0.2%
OTHER SECURITIES		9,951	0.0%
		261,432
Cambodia - 0.1%		65,509	0.1%
Canada - 6.4%		6,872,624	6.4%
China - 0.1%		52,621	0.1%
Cyprus - 0.0%		3,399	0.0%
Denmark - 2.2%
Genmab A/S (I)	2,251	299,302	0.3%
OTHER SECURITIES		2,006,207	1.9%
		2,305,509

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Faroe Islands - 0.1%		$64,224	0.1%
Finland - 2.5%
Amer Sports OYJ	8,604	251,202	0.2%
Elisa OYJ	6,236	234,630	0.2%
Huhtamaki OYJ	6,248	226,725	0.2%
OTHER SECURITIES		2,013,035	1.9%
		2,725,592
France - 4.5%
Lagardere SCA	7,152	213,427	0.2%
Orpea	2,836	227,068	0.2%
Teleperformance	3,675	309,023	0.3%
UBISOFT Entertainment (I)	7,613	220,330	0.2%
OTHER SECURITIES		3,891,373	3.6%
		4,861,221
Gabon - 0.0%		2,947	0.0%
Germany - 6.1%
Freenet AG	8,192	276,439	0.3%
MTU Aero Engines AG	2,479	241,617	0.2%
Rheinmetall AG	3,081	204,801	0.2%
OTHER SECURITIES		5,854,171	5.4%
		6,577,028
Gibraltar - 0.1%		121,458	0.1%
Greece - 0.0%		147	0.0%
Guernsey, Channel Islands - 0.0%		3,881	0.0%
Hong Kong - 3.1%		3,361,337	3.1%
India - 0.0%		10,759	0.0%
Ireland - 1.3%
DCC PLC	3,757	313,869	0.3%
Kingspan Group PLC	8,802	232,072	0.2%
OTHER SECURITIES		858,037	0.8%
		1,403,978
Isle of Man - 0.1%		114,437	0.1%
Israel - 0.8%		814,064	0.8%
Italy - 4.5%
Banca Popolare dell’Emilia
Romagna SC	28,867	218,961	0.2%
Banca Popolare di Milano Scarl	244,769	242,436	0.2%
OTHER SECURITIES		4,351,845	4.1%
		4,813,242
Japan - 23.0%		24,681,385	23.0%
Jersey, Channel Islands - 0.1%		119,921	0.1%
Liechtenstein - 0.1%		54,730	0.1%
Luxembourg - 0.5%
Eurofins Scientific SE	651	232,163	0.2%
OTHER SECURITIES		316,446	0.3%
		548,609
Macau - 0.0%		7,913	0.0%
Malta - 0.1%		138,877	0.1%
Mongolia - 0.0%		7,770	0.0%
Netherlands - 2.0%		2,156,149	2.0%
New Zealand - 1.4%
Fisher & Paykel Healthcare Corp., Ltd.	42,660	259,338	0.2%
OTHER SECURITIES		1,268,463	1.2%
		1,527,801

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Norway - 0.7%		$712,628	0.7%
Peru - 0.0%		11,741	0.0%
Portugal - 0.4%		470,322	0.4%
Singapore - 1.1%		1,132,879	1.1%
South Africa - 0.0%		27,262	0.0%
Spain - 2.2%
Gamesa Corporacion Tecnologica SA	12,762	218,486	0.2%
Viscofan SA	3,523	212,518	0.2%
OTHER SECURITIES		1,957,462	1.8%
		2,388,466
Sweden - 3.4%		3,612,674	3.4%
Switzerland - 5.0%
Flughafen Zuerich AG	271	203,335	0.2%
Helvetia Holding AG	463	260,812	0.2%
Straumann Holding AG	672	203,957	0.2%
Temenos Group AG (I)	4,640	239,649	0.2%
OTHER SECURITIES		4,482,856	4.2%
		5,390,609
Taiwan - 0.0%		0	0.0%
United Arab Emirates - 0.0%		48,053	0.0%
United Kingdom - 17.7%
Amlin PLC	23,350	228,315	0.2%
Bellway PLC	8,717	364,490	0.3%
Close Brothers Group PLC	10,738	211,749	0.2%
Cobham PLC	49,794	207,935	0.2%
DS Smith PLC	64,440	376,943	0.4%
Greene King PLC	20,833	285,206	0.3%
Halma PLC	21,707	276,412	0.3%
Henderson Group PLC	64,172	291,665	0.3%
Howden Joinery Group PLC	32,781	253,990	0.2%
ICAP PLC	28,878	216,762	0.2%
IG Group Holdings PLC	21,765	257,319	0.2%
Inchcape PLC	26,025	300,270	0.3%
Informa PLC	32,381	292,643	0.3%
Man Group PLC	85,474	219,884	0.2%
Pennon Group PLC	18,559	235,449	0.2%
QinetiQ Group PLC	52,160	207,896	0.2%
Rentokil Initial PLC	98,343	230,738	0.2%
Rightmove PLC	5,015	304,763	0.3%
RPC Group PLC	17,701	217,013	0.2%
Spectris PLC	7,772	206,261	0.2%
Spirax-Sarco Engineering PLC	5,227	252,794	0.2%
WH Smith PLC	8,112	210,783	0.2%
William Hill PLC	48,853	285,113	0.3%
OTHER SECURITIES		13,015,435	12.1%
		18,949,828
United States - 0.2%		155,374	0.2%
TOTAL COMMON STOCKS (Cost $106,181,576)		$106,539,646
PREFERRED SECURITIES - 0.1%
Germany - 0.1%		170,736	0.1%
TOTAL PREFERRED SECURITIES (Cost $160,401)		$170,736
Rights 0.0%		1,920	0.0%
TOTAL RIGHTS (Cost $0)		$1,920

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 1.5%
John Hancock Collateral Trust, 0.3070% (W)(Y)	163,775	$1,638,532	1.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,638,617)		$1,638,532
SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%		$65,690	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $65,690)		$65,690
Total Investments (International Small Company Trust) (Cost $108,046,284) - 101.0%		$108,416,524	101.0%
Other Assets And Liabilities, Net - (1.0%)		(1,121,581)	(1.0)%
TOTAL NET ASSETS - 100.0%		$107,294,943	100.0%

International Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.9%
Australia - 0.9%		$7,634,950	0.9%
Belgium - 0.8%		6,350,945	0.8%
Brazil - 0.7%		5,798,853	0.7%
Canada - 6.2%
Precision Drilling Corp.	2,106,400	8,326,955	1.0%
Silver Wheaton Corp.	1,051,500	13,070,608	1.6%
Suncor Energy, Inc.	288,200	7,439,838	0.9%
OTHER SECURITIES		22,159,345	2.7%
		50,996,746
China - 6.2%
China Telecom Corp., Ltd.,
H Shares	20,958,427	9,776,416	1.2%
Sinopec Engineering Group
Company, Ltd., H Shares	8,961,000	7,622,550	0.9%
Trina Solar, Ltd., ADR (I)(L)	1,296,991	14,292,840	1.8%
OTHER SECURITIES		18,782,879	2.3%
		50,474,685
France - 10.1%
AXA SA	420,461	11,488,558	1.4%
BNP Paribas SA	325,606	18,422,015	2.3%
Cie de Saint-Gobain	197,180	8,544,895	1.0%
Cie Generale des
Etablissements Michelin	113,680	10,820,414	1.3%
Sanofi	121,223	10,330,893	1.3%
Technip SA	216,070	10,745,277	1.3%
Total SA	190,846	8,555,938	1.0%
OTHER SECURITIES		3,885,806	0.5%
		82,793,796
Germany - 7.4%
Bayer AG	76,310	9,530,436	1.2%
Deutsche Lufthansa AG (I)	478,710	7,540,233	0.9%
Gerresheimer AG	90,920	7,104,687	0.9%
Siemens AG	108,861	10,531,909	1.3%
OTHER SECURITIES		25,864,341	3.1%
		60,571,606
Hong Kong - 4.1%
GCL-Poly Energy Holdings, Ltd. (L)	61,931,000	9,208,109	1.1%

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Hong Kong (continued)
Kingboard Chemical Holdings, Ltd.	4,824,300	$7,674,821	0.9%
OTHER SECURITIES		17,071,370	2.1%
		33,954,300
India - 1.2%		10,100,143	1.2%
Ireland - 1.0%
CRH PLC	284,680	8,209,914	1.0%
Israel - 2.3%
Teva Pharmaceutical
Industries, Ltd., ADR	291,724	19,148,763	2.3%
Italy - 2.7%
Eni SpA	555,193	8,249,212	1.0%
UniCredit SpA	2,449,808	13,544,305	1.7%
		21,793,517
Japan - 5.2%
ITOCHU Corp.	594,760	7,035,089	0.8%
Nissan Motor Company, Ltd.	1,505,800	15,766,844	1.9%
SoftBank Group Corp.	240,700	12,148,226	1.5%
OTHER SECURITIES		8,043,822	1.0%
		42,993,981
Netherlands - 6.1%
Aegon NV	1,797,732	10,167,059	1.3%
QIAGEN NV (I)	420,910	11,408,485	1.4%
Royal Dutch Shell PLC, B Shares	408,066	9,300,259	1.1%
SBM Offshore NV (I)(L)	1,173,310	14,822,195	1.8%
OTHER SECURITIES		4,382,267	0.5%
		50,080,265
Norway - 0.0%		128,831	0.0%
Russia - 0.3%		2,231,005	0.3%
Singapore - 0.8%		6,223,368	0.8%
South Africa - 0.3%		2,355,604	0.3%
South Korea - 12.4%
Hana Financial Group, Inc.	859,668	17,178,666	2.1%
Hyundai Mobis Company, Ltd.	49,336	10,322,550	1.3%
KB Financial Group, Inc., ADR (I)	733,361	20,438,771	2.5%
Samsung Electronics Company, Ltd.	35,704	38,081,254	4.6%
OTHER SECURITIES		15,737,900	1.9%
		101,759,141
Spain - 0.5%		3,893,889	0.5%
Sweden - 0.8%		6,863,210	0.8%
Switzerland - 8.7%
ABB, Ltd. (I)	455,600	8,131,374	1.0%
Credit Suisse Group AG	836,789	18,026,079	2.2%
Glencore PLC (I)	8,215,140	10,886,180	1.3%
Roche Holding AG	60,472	16,757,300	2.1%
OTHER SECURITIES		17,341,316	2.1%
		71,142,249
Taiwan - 0.8%		6,582,317	0.8%
Thailand - 0.6%		5,217,554	0.6%
United Kingdom - 15.2%
Aviva PLC (I)	1,319,940	10,019,032	1.2%
BAE Systems PLC	1,545,061	11,375,603	1.4%
Barclays PLC	2,327,010	7,490,154	0.9%
BP PLC	1,638,085	8,512,662	1.0%
GlaxoSmithKline PLC	571,604	11,544,092	1.4%
HSBC Holdings PLC	1,359,500	10,732,250	1.3%
Marks & Spencer Group PLC	1,558,570	10,377,327	1.3%

International Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
United Kingdom (continued)
Petrofac, Ltd.	1,161,960	$13,629,519	1.6%
Standard Chartered PLC	853,807	7,084,209	0.9%
Tesco PLC (I)	4,125,340	9,064,566	1.1%
OTHER SECURITIES		25,154,779	3.1%
		124,984,193
United States - 1.6%
Halliburton Company	252,830	8,606,333	1.1%
OTHER SECURITIES		4,136,482	0.5%
		12,742,815
TOTAL COMMON STOCKS (Cost $890,652,380)		$795,026,640
RIGHTS - 0.0%
GCL-Poly
Energy Holdings, Ltd. (I)(N)	12,386,200	63,928	0.0%
TOTAL RIGHTS (Cost $0)		$63,928
SECURITIES LENDING COLLATERAL - 3.6%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	2,946,886	29,483,001	3.6%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $29,483,732)		$29,483,001
SHORT-TERM INVESTMENTS - 2.8%
U.S. Government Agency - 2.8%
Federal Agricultural Mortgage Corp.
0.040%, 01/04/2016 *	$12,000,000	$12,000,000	1.5%
Federal Home Loan Bank
0.030%, 01/04/2016 *	10,500,000	10,500,000	1.3%
		22,500,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $22,499,934)		$22,500,000
Total Investments (International Value Trust)
(Cost $942,636,046) - 103.3%		$847,073,569	103.3%
Other Assets And Liabilities, Net - (3.3%)		(26,888,599)	(3.3)%
TOTAL NET ASSETS - 100.0%		$820,184,970	100.0%

Lifestyle Aggressive PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) - 81.4%
Equity - 81.4%
Strategic Equity Allocation,
Series NAV (JHAM) (A)(1)	1,056,699	$17,002,292	81.4%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $17,843,405)		$17,002,292
UNAFFILIATED INVESTMENT
COMPANIES - 18.7%
Exchange-traded funds - 18.7%
Financial Select Sector SPDR Fund	20,030	476,313	2.3%
Vanguard Energy ETF	2,729	226,834	1.1%
Vanguard FTSE Emerging
Markets ETF	32,389	1,059,444	5.1%
Vanguard Health Care ETF	1,972	262,039	1.2%

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Lifestyle Aggressive PS Series (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
UNAFFILIATED INVESTMENT
COMPANIES (continued)
Exchange-traded funds (continued)
Vanguard Information
Technology ETF	5,702	$617,470	3.0%
Vanguard Materials ETF	809	76,200	0.4%
Vanguard Mid-Cap ETF	5,279	634,061	3.0%
Vanguard REIT ETF	2,609	208,016	1.0%
Vanguard Small-Cap ETF	3,021	334,364	1.6%
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (Cost $4,226,211)		$3,894,741
Total Investments (Lifestyle Aggressive PS Series)
(Cost $22,069,616) - 100.1%		$20,897,033	100.1%
Other assets and liabilities, net - (0.1%)		(20,157)	(0.1)%
TOTAL NET ASSETS - 100.0%		$20,876,876	100.0%

Lifestyle Balanced PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) - 100.0%
Equity - 49.9%
Strategic Equity Allocation,
Series NAV (JHAM) (A)(1)	30,214,068	$486,144,349	49.9%
Fixed income - 50.1%
Bond, Series NAV (JHAM) (A)(1)	36,773,458	488,719,257	50.1%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $1,006,753,998)		$974,863,606
Total Investments (Lifestyle Balanced PS Series)
(Cost $1,006,753,998) - 100.0%		$974,863,606	100.0%
Other assets and liabilities, net - 0.0%		(35,136)	0.0%
TOTAL NET ASSETS - 100.0%		$974,828,470	100.0%

Lifestyle Conservative PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) - 100.0%
Equity - 19.8%
Strategic Equity Allocation,
Series NAV (JHAM) (A)(1)	2,340,516	$37,658,901	19.8%
Fixed income - 80.2%
Bond, Series NAV (JHAM) (A)(1)	11,446,987	152,130,454	80.2%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $195,967,716)		$189,789,355
Total Investments (Lifestyle Conservative PS Series)
(Cost $195,967,716) - 100.0%		$189,789,355	100.0%
Other assets and liabilities, net - 0.0%		(30,139)	0.0%
TOTAL NET ASSETS - 100.0%		$189,759,216	100.0%

Lifestyle Growth PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) - 100.0%
Equity - 70.0%
Strategic Equity Allocation,
Series NAV (JHAM) (A)(1)	85,810,005	$1,380,682,987	70.0%
Fixed income - 30.0%
Bond, Series NAV (JHAM) (A)(1)	44,622,699	593,035,663	30.0%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $2,048,456,037)		$1,973,718,650
Total Investments (Lifestyle Growth PS Series)
(Cost $2,048,456,037) - 100.0%		$1,973,718,650	100.0%
Other assets and liabilities, net - 0.0%		(31,915)	0.0%
TOTAL NET ASSETS - 100.0%		$1,973,686,735	100.0%

Lifestyle Moderate PS Series

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT
COMPANIES (G) - 100.0%
Equity - 39.8%
Strategic Equity Allocation,
Series NAV (JHAM) (A)(1)	7,926,674	$127,540,181	39.8%
Fixed income - 60.2%
Bond, Series NAV (JHAM) (A)(1)	14,527,898	193,075,759	60.2%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $330,826,863)		$320,615,940
Total Investments (Lifestyle Moderate PS Series)
(Cost $330,826,863) - 100.0%		$320,615,940	100.0%
Other assets and liabilities, net - 0.0%		(35,434)	0.0%
TOTAL NET ASSETS - 100.0%		$320,580,506	100.0%

Mid Cap Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.3%
Consumer discretionary - 12.4%
Foot Locker, Inc.	74,308	$4,836,708	0.6%
Jarden Corp. (I)	112,055	6,400,582	0.8%
LKQ Corp. (I)	165,237	4,895,973	0.6%
OTHER SECURITIES		86,316,724	10.4%
		102,449,987
Consumer staples - 3.4%
Ingredion, Inc.	38,716	3,710,541	0.5%
The WhiteWave Foods Company (I)	95,343	3,709,796	0.5%
OTHER SECURITIES		20,956,251	2.4%
		28,376,588
Energy - 2.9%
HollyFrontier Corp.	98,996	3,948,950	0.5%
OTHER SECURITIES		19,773,894	2.4%
		23,722,844

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Financials - 26.1%
Alexandria Real Estate Equities, Inc.	39,215	$3,543,467	0.4%
Alleghany Corp. (I)	8,422	4,025,126	0.5%
Arthur J. Gallagher & Company	95,645	3,915,706	0.5%
Camden Property Trust	47,103	3,615,626	0.4%
Duke Realty Corp.	187,114	3,933,136	0.5%
Everest Re Group, Ltd.	23,287	4,263,617	0.5%
Extra Space Storage, Inc.	66,733	5,886,518	0.7%
FactSet Research Systems, Inc.	22,458	3,650,997	0.4%
Federal Realty Investment Trust	37,509	5,480,065	0.7%
Jones Lang LaSalle, Inc.	24,366	3,895,149	0.5%
Mid-America Apartment Communities, Inc.	40,865	3,710,951	0.5%
MSCI, Inc.	49,979	3,604,985	0.4%
New York Community Bancorp, Inc.	262,211	4,279,284	0.5%
Raymond James Financial, Inc.	69,026	4,001,437	0.5%
Regency Centers Corp.	51,073	3,479,093	0.4%
SEI Investments Company	74,606	3,909,354	0.5%
Signature Bank (I)	27,175	4,167,830	0.5%
UDR, Inc.	141,776	5,326,524	0.6%
OTHER SECURITIES		141,462,034	17.1%
		216,150,899
Health care - 9.5%
Centene Corp. (I)	64,541	4,247,443	0.5%
Hologic, Inc. (I)	133,127	5,150,684	0.6%
IDEXX Laboratories, Inc. (I)	49,197	3,587,445	0.4%
MEDNAX, Inc. (I)	51,009	3,655,305	0.4%
Mettler-Toledo International, Inc. (I)	14,796	5,017,767	0.6%
ResMed, Inc.	75,687	4,063,635	0.5%
STERIS PLC	46,405	3,496,153	0.4%
The Cooper Companies, Inc.	26,348	3,535,902	0.4%
United Therapeutics Corp. (I)	24,695	3,867,484	0.5%
OTHER SECURITIES		42,049,609	5.2%
		78,671,427
Industrials - 14.6%
Acuity Brands, Inc.	23,679	5,536,150	0.7%
Alaska Air Group, Inc.	68,162	5,487,723	0.7%
Fortune Brands Home & Security, Inc.	86,581	4,805,246	0.6%
JetBlue Airways Corp. (I)	170,616	3,864,452	0.5%
Towers Watson & Company, Class A	37,554	4,824,187	0.6%
Wabtec Corp.	52,072	3,703,361	0.4%
Waste Connections, Inc.	66,039	3,719,316	0.4%
OTHER SECURITIES		88,726,505	10.7%
		120,666,940
Information technology - 16.1%
ANSYS, Inc. (I)	48,118	4,450,915	0.5%
Broadridge Financial Solutions, Inc.	64,152	3,446,887	0.4%
CDK Global, Inc.	86,215	4,092,626	0.5%
Gartner, Inc. (I)	44,729	4,056,920	0.5%
Global Payments, Inc.	70,150	4,525,377	0.5%
Synopsys, Inc. (I)	84,529	3,855,368	0.5%
OTHER SECURITIES		109,108,497	13.2%
		133,536,590
Materials - 6.2%
Ashland, Inc.	34,038	3,495,703	0.4%
OTHER SECURITIES		47,994,912	5.8%
		51,490,615
Telecommunication services - 0.2%		1,314,591	0.2%
Utilities - 4.9%
Alliant Energy Corp.	61,407	3,834,867	0.5%

Mid Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Utilities (continued)
Atmos Energy Corp.	54,985	$3,466,254	0.4%
OTHER SECURITIES		33,168,093	4.0%
		40,469,214
TOTAL COMMON STOCKS (Cost $598,528,041)		$796,849,695
Rights 0.0%		1,236	0.0%
TOTAL RIGHTS (Cost $8,929)		$1,236

SECURITIES LENDING COLLATERAL - 2.5%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	2,086,911	20,879,131	2.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $20,880,199)		$20,879,131

SHORT-TERM INVESTMENTS - 3.5%

Repurchase agreement - 3.5%
Repurchase Agreement with State Street Corp. dated 12/31/2015 at 0.030% to be repurchased at $28,969,097 on 01/04/2016, collateralized by $32,745,000 U.S. Treasury Bonds, 2.500% due 02/15/2045 (valued at $29,552,363, including interest)	$28,969,000	$28,969,000	3.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $28,969,000)		$28,969,000
Total Investments (Mid Cap Index Trust) (Cost $648,386,169) - 102.3%		$846,699,062	102.3%
Other assets and liabilities, net - (2.3%)		(18,842,512)	(2.3)%
TOTAL NET ASSETS - 100.0%		$827,856,550	100.0%

Mid Cap Stock Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 88.8%
Consumer discretionary - 14.2%
Diamond
Resorts International, Inc. (I)(L)	509,983	$13,009,666	1.7%
Harman International Industries, Inc.	103,517	9,752,337	1.3%
IMAX Corp. (I)	235,359	8,364,659	1.1%
Jack in the Box, Inc.	106,909	8,200,989	1.1%
Panera Bread Company, Class A (I)	87,505	17,044,224	2.2%
Samsonite International SA	3,965,980	11,885,951	1.6%
Tesla Motors, Inc. (I)(L)	34,150	8,196,345	1.1%
Wyndham Worldwide Corp.	129,244	9,389,577	1.2%
OTHER SECURITIES		22,643,008	2.9%
		108,486,756
Consumer staples - 4.3%
Monster Beverage Corp. (I)	158,528	23,614,331	3.1%
Nomad Foods, Ltd. (I)	799,118	9,430,724	1.2%
		33,045,055
Energy - 2.3%		17,986,234	2.3%
Financials - 9.9%
CBRE Group, Inc., Class A (I)	316,124	10,931,568	1.4%
Citizens Financial Group, Inc.	359,466	9,414,415	1.2%

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Financials (continued)
Equinix, Inc.	38,085	$11,516,904	1.5%
McGraw Hill Financial, Inc.	99,500	9,808,710	1.3%
Northern Trust Corp.	200,150	14,428,814	1.9%
OTHER SECURITIES		20,044,665	2.6%
		76,145,076
Health care - 24.8%
Allergan PLC (I)	46,026	14,383,125	1.9%
Becton, Dickinson and Company	100,285	15,452,916	2.0%
Boston Scientific Corp. (I)	714,070	13,167,451	1.7%
Cerner Corp. (I)	269,800	16,233,866	2.1%
Eisai Company, Ltd.	134,200	8,877,430	1.2%
Hologic, Inc. (I)	374,937	14,506,313	1.9%
Insulet Corp. (I)	210,180	7,946,906	1.0%
Intuitive Surgical, Inc. (I)	29,390	16,051,642	2.1%
Mylan NV (I)	295,133	15,957,841	2.1%
Ono Pharmaceutical Company, Ltd.	45,070	8,036,507	1.1%
Regeneron Pharmaceuticals, Inc. (I)	14,945	8,113,192	1.1%
Veeva Systems, Inc., Class A (I)	466,793	13,466,978	1.8%
OTHER SECURITIES		38,084,656	4.8%
		190,278,823
Industrials - 10.4%
AerCap Holdings NV (I)	200,078	8,635,366	1.1%
AMETEK, Inc.	174,763	9,365,549	1.2%
Fastenal Company (L)	245,959	10,040,046	1.3%
Fortune Brands Home & Security, Inc.	256,198	14,218,989	1.8%
Kansas City Southern	135,226	10,097,325	1.3%
Stericycle, Inc. (I)	75,599	9,117,239	1.2%
The Middleby Corp. (I)	90,721	9,786,074	1.3%
OTHER SECURITIES		8,717,103	1.2%
		79,977,691
Information technology - 20.9%
Akamai Technologies, Inc. (I)	207,527	10,922,146	1.4%
Applied Materials, Inc.	420,407	7,848,999	1.0%
Arista Networks, Inc. (I)(L)	121,742	9,476,397	1.2%
CDW Corp.	216,681	9,109,269	1.2%
CoStar Group, Inc. (I)	83,401	17,238,153	2.3%
Guidewire Software, Inc. (I)	128,240	7,714,918	1.0%
Mobileye NV (I)(L)	196,001	8,286,922	1.1%
NXP Semiconductors NV (I)	93,130	7,846,203	1.0%
Palo Alto Networks, Inc. (I)	66,722	11,752,413	1.5%
Pure Storage, Inc., Class A (I)(L)	298,932	4,654,371	0.6%
Pure Storage, Inc., Class B (I)	211,388	3,158,408	0.4%
ServiceNow, Inc. (I)	171,663	14,859,149	1.9%
SS&C Technologies Holdings, Inc.	137,182	9,365,415	1.2%
Workday, Inc., Class A (I)	170,494	13,584,962	1.8%
Zillow Group, Inc., Class A (I)(L)	107,371	2,795,941	0.4%
Zillow Group, Inc., Class C (I)(L)	247,042	5,800,546	0.8%
OTHER SECURITIES		15,468,598	2.1%
		159,882,810
Materials - 0.9%		6,892,751	0.9%
Telecommunication services - 1.1%
SBA
Communications Corp.,
Class A (I)	76,741	8,063,177	1.1%
TOTAL COMMON STOCKS (Cost $644,100,293)		$680,758,373

Mid Cap Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED SECURITIES - 9.9%
Consumer discretionary - 0.5%		$3,696,133	0.5%
Financials - 1.5%		11,400,926	1.5%
Industrials - 0.5%		4,188,417	0.5%
Information technology - 7.4%
Uber Technologies, Inc. (I)(R)	584,504	28,507,546	3.7%
OTHER SECURITIES		28,587,376	3.7%
		57,094,922
TOTAL PREFERRED
SECURITIES (Cost $49,235,589)		$76,380,398

CORPORATE BONDS - 0.1%
Information technology - 0.1%		$396,255	0.1%
TOTAL CORPORATE BONDS (Cost $396,255)		$396,255

SECURITIES LENDING COLLATERAL - 8.0%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	6,126,594	61,295,344	8.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $61,298,869)		$61,295,344

SHORT-TERM INVESTMENTS - 1.9%
Repurchase agreement - 1.9%
Deutsche Bank Tri-Party Repurchase Agreement dated 12/31/2015 at 0.360% to be repurchased at $14,500,580 on 01/04/2016, collateralized by $13,485,593 Federal National Mortgage Association, 4.500% due 02/01/2045 (valued at $14,790,000, including interest)	$14,500,000	$14,500,000	1.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $14,500,000)		$14,500,000
Total Investments (Mid Cap Stock Trust) (Cost $769,531,006) - 108.7%		$833,330,370	108.7%
Other assets and liabilities, net - (8.7%)		(66,559,936)	(8.7)%
TOTAL NET ASSETS - 100.0%		$766,770,434	100.0%

Mid Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 91.2%
Consumer discretionary - 11.7%
Coach, Inc.	201,800	$6,604,914	0.9%
Kohl’s Corp.	263,800	12,564,794	1.7%
Mattel, Inc.	480,900	13,066,053	1.8%
News Corp., Class A	862,700	11,525,672	1.5%
Strayer Education, Inc. (I)	107,105	6,439,153	0.9%
Tribune Media Company, Class A	277,200	9,372,132	1.3%
Viacom, Inc., Class B	204,000	8,396,640	1.1%
OTHER SECURITIES		19,180,460	2.5%
		87,149,818
Consumer staples - 9.6%
Archer-Daniels-Midland Company	200,500	7,354,340	1.0%
Bunge, Ltd.	234,100	15,984,348	2.2%

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer staples (continued)
Kellogg Company	183,700	$13,275,999	1.8%
Sysco Corp.	500,300	20,512,300	2.8%
OTHER SECURITIES		14,163,695	1.8%
		71,290,682
Energy - 6.0%
Cameco Corp. (L)	481,100	5,931,963	0.8%
Canadian Natural Resources, Ltd.	445,000	9,714,350	1.3%
Canadian Oil Sands, Ltd.	1,436,000	8,582,583	1.1%
Hess Corp.	141,700	6,869,616	0.9%
Murphy Oil Corp.	453,200	10,174,340	1.4%
OTHER SECURITIES		3,611,217	0.5%
		44,884,069
Financials - 27.0%
Ally Financial, Inc. (I)	440,960	8,219,494	1.1%
CNA Financial Corp.	243,500	8,559,025	1.1%
E*TRADE Financial Corp. (I)	401,044	11,886,944	1.6%
Fifth Third Bancorp	512,800	10,307,280	1.4%
First American Financial Corp.	199,700	7,169,230	1.0%
First Horizon National Corp.	810,249	11,764,815	1.6%
FNF Group	226,116	7,839,442	1.0%
Loews Corp.	244,100	9,373,440	1.3%
Marsh & McLennan Companies, Inc.	275,700	15,287,565	2.1%
Northern Trust Corp.	254,500	18,346,905	2.5%
Rayonier, Inc.	464,800	10,318,560	1.4%
The Macerich Company	121,600	9,811,904	1.3%
The Progressive Corp.	285,400	9,075,720	1.2%
Waddell & Reed
Financial, Inc., Class A	192,500	5,517,050	0.7%
White Mountains
Insurance Group, Ltd.	16,900	12,283,089	1.6%
OTHER SECURITIES		44,945,964	6.1%
		200,706,427
Health care - 9.5%
Baxter International, Inc.	178,800	6,821,220	0.9%
Hologic, Inc. (I)	464,400	17,967,636	2.4%
Quest Diagnostics, Inc.	156,300	11,119,182	1.5%
Select Medical Holdings Corp.	616,288	7,339,990	1.0%
Zoetis, Inc.	136,000	6,517,120	0.9%
OTHER SECURITIES		21,122,809	2.8%
		70,887,957
Industrials - 9.4%
C.H. Robinson Worldwide, Inc.	210,400	13,049,008	1.8%
Cintas Corp.	134,600	12,255,330	1.6%
KBR, Inc.	531,900	8,999,748	1.2%
Textron, Inc.	241,400	10,141,214	1.4%
Xylem, Inc.	156,000	5,694,000	0.8%
OTHER SECURITIES		19,682,630	2.6%
		69,821,930
Information technology - 3.4%
Applied Materials, Inc.	662,900	12,376,343	1.7%
OTHER SECURITIES		13,013,125	1.7%
		25,389,468
Materials - 8.5%
Franco-Nevada Corp.	257,200	11,766,105	1.6%
Louisiana-Pacific Corp. (I)	447,100	8,052,271	1.1%
Newmont Mining Corp.	500,400	9,002,196	1.2%
The Scotts Miracle-Gro
Company, Class A	92,600	5,973,626	0.8%
Vulcan Materials Company	178,207	16,924,319	2.3%

Mid Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS (continued)
Materials (continued)
OTHER SECURITIES		$11,005,080	1.5%
		62,723,597
Telecommunication services - 0.6%		4,580,873	0.6%
Utilities - 5.5%
AES Corp.	673,100	6,441,567	0.9%
FirstEnergy Corp.	644,251	20,442,084	2.7%
OTHER SECURITIES		13,563,100	1.9%
		40,446,751
TOTAL COMMON STOCKS (Cost $634,826,941)		$677,881,572

SECURITIES LENDING COLLATERAL - 1.9%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	1,405,874	14,065,493	1.9%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,065,874)		$14,065,493

SHORT-TERM INVESTMENTS - 9.5%
Money market funds - 9.5%
T. Rowe Price Reserve Investment
Fund, 0.2195% (Y)	65,591,500	$65,591,500	8.8%
OTHER SECURITIES		5,146,464	0.7%
		70,737,964
TOTAL SHORT-TERM
INVESTMENTS (Cost $70,737,964)		$70,737,964
Total Investments (Mid Value Trust) (Cost $719,630,779) - 102.6%		$762,685,029	102.6%
Other assets and liabilities, net - (2.6%)		(19,524,019)	(2.6)%
TOTAL NET ASSETS - 100.0%		$743,161,010	100.0%

Mutual Shares Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 86.6%
Consumer discretionary - 9.1%
CBS Corp., Class B	114,847	$5,412,739	1.0%
General Motors Company	213,680	7,267,257	1.4%
RELX PLC	348,213	6,141,051	1.2%
Time Warner Cable, Inc.	63,010	11,694,026	2.2%
Twenty-First Century
Fox, Inc., Class B	220,806	6,012,547	1.2%
OTHER SECURITIES		10,810,448	2.1%
		47,338,068
Consumer staples - 11.9%
Altria Group, Inc.	109,387	6,367,417	1.2%
British American Tobacco PLC	175,576	9,750,436	1.9%
CVS Health Corp.	53,043	5,186,014	1.0%
Imperial Tobacco Group PLC	137,990	7,288,303	1.4%
PepsiCo, Inc.	66,686	6,663,265	1.3%
Reynolds American, Inc.	121,024	5,585,258	1.1%
The Kroger Company	130,570	5,461,743	1.0%
Walgreens Boots Alliance, Inc.	81,194	6,914,075	1.3%
OTHER SECURITIES		8,791,539	1.7%
		62,008,050

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy - 6.4%
Baker Hughes, Inc.	106,327	$4,906,991	0.9%
Kinder Morgan, Inc.	328,560	4,902,115	0.9%
Royal Dutch Shell PLC, A Shares	230,394	5,254,610	1.0%
OTHER SECURITIES		18,281,920	3.6%
		33,345,636
Financials - 23.3%
ACE, Ltd.	76,962	8,993,010	1.7%
Alleghany Corp. (I)	13,144	6,281,912	1.2%
American International Group, Inc.	178,895	11,086,123	2.1%
CIT Group, Inc.	125,665	4,988,901	1.0%
Citigroup, Inc.	116,725	6,040,519	1.2%
Citizens Financial Group, Inc.	241,957	6,336,854	1.2%
JPMorgan Chase & Co.	125,530	8,288,746	1.6%
MetLife, Inc.	122,740	5,917,295	1.1%
The Allstate Corp.	87,636	5,441,319	1.1%
The PNC Financial Services Group, Inc.	121,134	11,545,282	2.2%
Wells Fargo & Company	91,640	4,981,550	1.0%
White Mountains Insurance Group, Ltd.	20,381	14,813,115	2.8%
XL Group PLC	216,370	8,477,377	1.6%
OTHER SECURITIES		18,549,221	3.5%
		121,741,224
Health care - 13.0%
Eli Lilly & Company	134,236	11,310,725	2.2%
Medtronic PLC	215,279	16,559,261	3.2%
Merck & Company, Inc.	275,490	14,551,382	2.8%
Novartis AG, ADR	86,602	7,451,236	1.4%
Stryker Corp.	72,572	6,744,842	1.3%
Teva Pharmaceutical Industries, Ltd., ADR	129,900	8,526,636	1.6%
OTHER SECURITIES		2,547,752	0.5%
		67,691,834
Industrials - 4.2%
A.P. Moeller - Maersk A/S, Series B	3,485	4,545,499	0.9%
Caterpillar, Inc.	79,073	5,373,801	1.0%
OTHER SECURITIES		11,886,121	2.3%
		21,805,421
Information technology - 13.0%
CA, Inc.	198,661	5,673,758	1.1%
Cisco Systems, Inc.	280,440	7,615,348	1.5%
EMC Corp.	229,300	5,888,424	1.1%
Microsoft Corp.	340,898	18,913,018	3.6%
Nokia OYJ	456,423	3,228,971	0.6%
Nokia OYJ, ADR (L)	400,898	2,814,304	0.6%
Samsung Electronics Company, Ltd.	5,080	5,418,236	1.0%
Symantec Corp.	361,110	7,583,310	1.5%
Xerox Corp.	546,804	5,812,527	1.1%
OTHER SECURITIES		4,822,395	0.9%
		67,770,291
Materials - 3.4%
International Paper Company	142,534	5,373,532	1.0%
OTHER SECURITIES		12,549,850	2.4%
		17,923,382
Telecommunication services - 2.0%
Vodafone Group PLC	2,045,986	6,634,656	1.2%
OTHER SECURITIES		4,043,495	0.8%
		10,678,151

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Utilities - 0.3%		$1,856,058	0.3%
TOTAL COMMON STOCKS (Cost $387,601,915)		$452,158,115

CORPORATE BONDS - 1.8%
Consumer discretionary - 0.6%
iHeartCommunications, Inc. 9.000%, 12/15/2019	$3,977,000	$2,942,980	0.6%
OTHER SECURITIES		—	0.0%
		2,942,980
Energy - 0.3%		1,790,881	0.3%
Information technology - 0.6%
Avaya, Inc. 7.000%, 04/01/2019 (S)	1,707,000	1,271,715	0.2%
Avaya, Inc. 10.500%, 03/01/2021 (S)	5,580,000	1,897,200	0.4%
		3,168,915
Materials - 0.0%		202,028	0.0%
Utilities - 0.3%		1,372,560	0.3%
TOTAL CORPORATE BONDS (Cost $18,507,275)		$9,477,364

TERM LOANS (M) - 3.3%
Consumer discretionary - 2.3%
iHeartCommunications, Inc. 7.174%, 01/30/2019	4,025,467	2,817,827	0.5%
iHeartCommunications, Inc. 7.924%, 07/30/2019	1,293,886	906,798	0.2%
OTHER SECURITIES		8,374,634	1.6%
		12,099,259
Energy - 0.0%		90,223	0.0%
Information technology - 0.5%
Avaya, Inc. 4.823%, 10/26/2017	1,677,110	1,296,965	0.3%
Avaya, Inc. 6.250%, 05/29/2020	706,776	490,031	0.1%
Avaya, Inc.
6.500%, 03/30/2018	866,419	651,619	0.1%
		2,438,615
Materials - 0.1%		381,359	0.1%
Utilities - 0.4%		2,265,541	0.4%
TOTAL TERM LOANS (Cost $25,690,698)		$17,274,997
Municipal bonds 0.4%		1,903,929	0.4%
TOTAL MUNICIPAL BONDS (Cost $2,312,019)		$1,903,929

SECURITIES LENDING COLLATERAL - 0.7%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	397,511	3,977,019	0.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,977,185)		$3,977,019

SHORT-TERM INVESTMENTS - 6.7%
U.S. Treasury Bills - 6.3%
0.141%, 04/21/2016 *	$6,200,000	$6,196,144	1.2%
0.186%, 04/28/2016 *	5,000,000	4,995,810	0.9%
0.200%, 01/07/2016 *	1,000,000	999,996	0.2%
0.245%, 03/17/2016 *	4,500,000	4,499,087	0.8%
0.255%, 03/03/2016 *	3,000,000	2,999,472	0.6%
0.260%, 03/10/2016 *	4,000,000	3,999,132	0.7%

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
0.265%, 05/05/2016 *	$2,000,000	$1,997,858	0.4%
0.298%, 05/19/2016 *	3,000,000	2,996,211	0.6%
0.330%, 05/12/2016 *	500,000	499,421	0.1%
0.355%, 05/26/2016 *	2,000,000	1,996,912	0.4%
0.413%, 06/02/2016 *	2,000,000	1,996,392	0.4%
		33,176,435
Federal Home Loan Bank Discount Notes - 0.4%		1,999,992	0.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $35,176,240)		$35,176,427
Total Investments (Mutual Shares Trust)
(Cost $473,265,332) - 99.5%		$519,967,851	99.5%
Other assets and liabilities, net - 0.5%		2,382,297	0.5%
TOTAL NET ASSETS - 100.0%		$522,350,148	100.0%

Real Estate Securities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.1%
Financials - 98.1%
Real estate investment trusts - 98.1%
Diversified REITs - 4.8%
BGP Holdings PLC (I)	194,291	$10,768	0.0%
Spirit Realty Capital, Inc.	1,043,449	10,455,359	2.5%
STORE Capital Corp.	189,084	4,386,749	1.1%
Washington Real
Estate Investment Trust	181,133	4,901,459	1.2%
		19,754,335
Health care REITs - 9.0%
Healthcare Trust of
America, Inc., Class A	240,685	6,491,274	1.6%
National Health Investors, Inc.	69,195	4,211,900	1.0%
Senior Housing Properties Trust	48,750	723,450	0.2%
Welltower, Inc.	380,946	25,915,756	6.2%
		37,342,380
Hotel and resort REITs - 4.2%
Chesapeake Lodging Trust	137,194	3,451,801	0.8%
Host Hotels & Resorts, Inc.	115,603	1,773,350	0.4%
LaSalle Hotel Properties	105,583	2,656,468	0.7%
Pebblebrook Hotel Trust	178,889	5,012,470	1.2%
Sunstone Hotel Investors, Inc.	372,415	4,651,463	1.1%
		17,545,552
Industrial REITs - 6.9%
DCT Industrial Trust, Inc.	202,606	7,571,386	1.8%
First Industrial Realty Trust, Inc.	97,468	2,156,967	0.5%
Prologis, Inc.	357,917	15,361,798	3.7%
Rexford Industrial Realty, Inc.	219,414	3,589,613	0.9%
		28,679,764
Office REITs - 12.4%
Alexandria Real Estate Equities, Inc.	49,862	4,505,530	1.1%
Boston Properties, Inc.	125,922	16,060,092	3.9%
Kilroy Realty Corp.	65,058	4,116,870	1.0%
Mack-Cali Realty Corp.	99,280	2,318,188	0.5%
Piedmont Office
Realty Trust, Inc., Class A	239,537	4,522,459	1.1%

Real Estate Securities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Office REITs (continued)
Vornado Realty Trust	198,041	$19,796,178	4.8%
		51,319,317
Residential REITs - 19.2%
American
Residential Properties, Inc.	191,654	3,622,261	0.9%
Camden Property Trust	51,996	3,991,213	1.0%
Education Realty Trust, Inc.	166,146	6,293,610	1.5%
Equity LifeStyle Properties, Inc.	76,051	5,070,320	1.2%
Equity Residential	424,722	34,653,068	8.3%
Essex Property Trust, Inc.	48,651	11,647,536	2.8%
Mid-America
Apartment Communities, Inc.	81,184	7,372,319	1.8%
Post Properties, Inc.	121,875	7,210,125	1.7%
		79,860,452
Retail REITs - 26.0%
Agree Realty Corp.	112,360	3,819,116	0.9%
Federal Realty Investment Trust	77,002	11,249,992	2.7%
General Growth Properties, Inc.	177,699	4,835,190	1.2%
National Retail Properties, Inc.	267,753	10,723,508	2.6%
Retail Properties of
America, Inc., Class A	378,935	5,596,870	1.3%
Simon Property Group, Inc.	227,554	44,245,601	10.7%
Taubman Centers, Inc.	12,006	921,100	0.2%
The Macerich Company	150,020	12,105,114	2.9%
Urban Edge Properties	315,213	7,391,745	1.8%
Weingarten Realty Investors	202,068	6,987,511	1.7%
		107,875,747
Specialized REITs - 15.6%
CoreSite Realty Corp.	86,800	4,923,296	1.2%
Crown Castle International Corp.	28,633	2,475,323	0.6%
CubeSmart	265,787	8,138,398	2.0%
CyrusOne, Inc.	109,987	4,119,013	1.0%
Equinix, Inc.	61,408	18,569,779	4.5%
Extra Space Storage, Inc.	115,617	10,198,576	2.4%
Four Corners Property Trust, Inc. (I)	121,743	2,941,311	0.7%
Public Storage	53,468	13,244,024	3.2%
		64,609,720
		406,987,267
TOTAL COMMON STOCKS (Cost $392,868,049)		$406,987,267
SHORT-TERM INVESTMENTS - 0.3%
Repurchase agreement - 0.3%
Repurchase Agreement with State
Street Corp. dated 12/31/2015 at
0.030% to be repurchased at
$1,020,003 on 01/04/2016,
collateralized by $1,020,000
U.S. Treasury Notes, 2.125% due
08/15/2021 (valued at $1,040,400,
including interest)	$1,020,000	$1,020,000	0.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $1,020,000)		$1,020,000
Total Investments (Real Estate Securities Trust)
(Cost $393,888,049) - 98.4%		$408,007,267	98.4%
Other assets and liabilities, net - 1.6%		6,828,939	1.6%
TOTAL NET ASSETS - 100.0%		$414,836,206	100.0%

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Science & Technology Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 91.7%
Consumer discretionary - 16.1%
Amazon.com, Inc. (I)	51,615	$34,886,062	6.8%
Ctrip.com
International, Ltd., ADR (I)(L)	120,100	5,564,233	1.1%
Expedia, Inc.	31,132	3,869,710	0.8%
JD.com, Inc., ADR (I)	209,300	6,753,065	1.3%
Netflix, Inc. (I)	33,950	3,883,201	0.8%
News Corp., Class A	305,400	4,080,144	0.8%
The Priceline Group, Inc. (I)	4,190	5,342,041	1.0%
Vipshop Holdings, Ltd., ADR (I)	369,700	5,645,319	1.1%
OTHER SECURITIES		12,114,300	2.4%
		82,138,075
Financials - 0.4%		1,977,780	0.4%
Health care - 3.2%
Agilent Technologies, Inc.	96,000	4,013,760	0.8%
Intuitive Surgical, Inc. (I)	7,700	4,205,432	0.8%
Veeva Systems, Inc., Class A (I)	208,700	6,020,995	1.2%
OTHER SECURITIES		1,973,160	0.4%
		16,213,347
Industrials - 0.5%		2,718,292	0.5%
Information technology - 69.2%
58.com, Inc., ADR (I)	90,500	5,969,380	1.2%
Accenture PLC, Class A	34,915	3,648,618	0.7%
Adobe Systems, Inc. (I)	46,845	4,400,619	0.9%
Alphabet, Inc., Class A (I)	13,370	10,401,994	2.0%
Alphabet, Inc., Class C (I)	26,453	20,074,653	3.9%
Apple, Inc.	90,760	9,553,398	1.9%
Applied Materials, Inc.	244,600	4,566,682	0.9%
Automatic Data Processing, Inc.	43,105	3,651,856	0.7%
Baidu, Inc., ADR (I)	41,350	7,816,804	1.5%
Cisco Systems, Inc.	386,765	10,502,604	2.1%
Dell, Inc. (I)(R)	458,900	7,155,046	1.4%
Facebook, Inc., Class A (I)	184,900	19,351,634	3.8%
Intel Corp.	209,189	7,206,561	1.4%
Intuit, Inc.	58,645	5,659,243	1.1%
Lam Research Corp.	63,390	5,034,434	1.0%
MasterCard, Inc., Class A	70,275	6,841,974	1.3%
MercadoLibre, Inc. (L)	39,500	4,516,430	0.9%
Micron Technology, Inc. (I)	438,075	6,203,142	1.2%
Microsoft Corp.	459,730	25,505,820	5.0%
NetEase, Inc., ADR	38,860	7,042,986	1.4%
Palo Alto Networks, Inc. (I)	42,210	7,434,869	1.5%
Proofpoint, Inc. (I)	54,585	3,548,571	0.7%
Red Hat, Inc. (I)	124,470	10,307,361	2.0%
salesforce.com, Inc. (I)	83,335	6,533,464	1.3%
SanDisk Corp.	113,800	8,647,662	1.7%
Seagate Technology PLC (L)	176,200	6,459,492	1.3%
ServiceNow, Inc. (I)	72,615	6,285,554	1.2%
SK Hynix, Inc. (I)	426,940	11,029,112	2.2%
Skyworks Solutions, Inc.	98,590	7,574,670	1.5%
Stratasys, Ltd. (I)(L)	152,700	3,585,396	0.7%
TE Connectivity, Ltd.	56,400	3,644,004	0.7%
Tencent Holdings, Ltd.	525,900	10,297,105	2.0%
Trimble Navigation, Ltd. (I)	191,100	4,099,095	0.8%
Visa, Inc., Class A	120,965	9,380,836	1.8%
Western Digital Corp.	101,870	6,117,294	1.2%
Yahoo!, Inc. (I)	257,800	8,574,428	1.7%
OTHER SECURITIES		65,036,788	12.6%
		353,659,579
Telecommunication services - 2.3%
SoftBank Group Corp.	160,700	8,110,593	1.6%

Science & Technology Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Telecommunication services (continued)
T-Mobile US, Inc. (I)	91,900	$3,595,128	0.7%
		11,705,721
TOTAL COMMON STOCKS (Cost $433,306,769)		$468,412,794
PREFERRED SECURITIES - 0.7%
Consumer discretionary - 0.1%		592,287	0.1%
Information technology - 0.6%		3,145,499	0.6%
TOTAL PREFERRED SECURITIES (Cost $2,754,715)		$3,737,786
SECURITIES LENDING COLLATERAL - 4.4%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	2,236,498	22,375,717	4.4%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $22,375,743)		$22,375,717
SHORT-TERM INVESTMENTS - 7.6%
Money market funds - 1.6%
T.Rowe Price Reserve Investment
Fund, 0.2195% (Y)	7,802,906	$7,802,906	1.5%
OTHER SECURITIES		500,000	0.1%
		8,302,906
Repurchase agreement - 6.0%
Repurchase Agreement with State
Street Corp. dated 12/31/2015 at
0.030% to be repurchased at
$30,707,102 on 01/04/2016,
collateralized by $30,710,000
U.S. Treasury Notes, 2.125% due
08/15/2021 (valued at
$31,324,200, including interest)	$30,707,000	$30,707,000	6.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $39,009,906)		$39,009,906
Total Investments (Science & Technology Trust)
(Cost $497,447,133) - 104.4%		$533,536,203	104.4%
Other assets and liabilities, net - (4.4%)		(22,452,015)	(4.4)%
TOTAL NET ASSETS - 100.0%		$511,084,188	100.0%

Small Cap Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 91.7%
Consumer discretionary - 12.5%
Diamond
Resorts International, Inc. (I)(L)	322,701	$8,232,102	1.9%
IMAX Corp. (I)	158,209	5,622,748	1.3%
Jack in the Box, Inc.	69,178	5,306,644	1.2%
Panera Bread Company, Class A (I)	47,043	9,163,033	2.2%
Steven Madden, Ltd. (I)	196,673	5,943,458	1.4%
Texas Roadhouse, Inc.	151,148	5,406,564	1.3%
OTHER SECURITIES		13,515,126	3.2%
		53,189,675
Consumer staples - 1.0%		4,331,781	1.0%
Energy - 2.1%		8,747,272	2.1%

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Financials - 13.8%
Associated Banc-Corp.	330,174	$6,190,763	1.5%
Assurant, Inc.	53,738	4,328,059	1.0%
First American Financial Corp.	160,467	5,760,765	1.3%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	207,653	3,928,795	0.9%
Kennedy-Wilson Holdings, Inc.	259,331	6,244,690	1.5%
MarketAxess Holdings, Inc.	41,539	4,635,337	1.1%
PrivateBancorp, Inc.	122,702	5,033,236	1.2%
United Community Banks, Inc.	194,859	3,797,802	0.9%
OTHER SECURITIES		18,900,421	4.4%
		58,819,868
Health care - 22.2%
Acadia Healthcare Company, Inc. (I)	84,152	5,256,134	1.2%
Anacor Pharmaceuticals, Inc. (I)	46,272	5,227,348	1.2%
DexCom, Inc. (I)	51,683	4,232,838	1.0%
Envision
Healthcare Holdings, Inc. (I)	154,951	4,024,077	1.0%
Five Prime Therapeutics, Inc. (I)	96,784	4,016,536	1.0%
Galapagos NV, ADR (I)(L)	63,551	3,996,087	0.9%
Insulet Corp. (I)	219,315	8,292,300	2.0%
Portola Pharmaceuticals, Inc. (I)	97,841	5,033,919	1.2%
Ultragenyx Pharmaceutical, Inc. (I)	37,092	4,160,981	1.0%
Veeva Systems, Inc., Class A (I)	254,846	7,352,307	1.7%
OTHER SECURITIES		42,908,899	10.0%
		94,501,426
Industrials - 12.8%
Advanced
Drainage Systems, Inc. (L)	203,989	4,901,856	1.2%
Generac Holdings, Inc. (I)(L)	125,504	3,736,254	0.9%
Knight Transportation, Inc.	181,952	4,408,697	1.0%
Landstar System, Inc.	110,290	6,468,509	1.5%
Masonite International Corp. (I)	104,993	6,428,721	1.5%
The Advisory Board Company (I)	136,179	6,755,840	1.6%
The Middleby Corp. (I)	40,540	4,373,050	1.0%
WageWorks, Inc. (I)	81,585	3,701,511	0.9%
OTHER SECURITIES		13,543,226	3.2%
		54,317,664
Information technology - 21.8%
Arista Networks, Inc. (I)(L)	61,912	4,819,230	1.1%
CoStar Group, Inc. (I)	49,128	10,154,266	2.4%
Fair Isaac Corp.	61,359	5,778,791	1.4%
Guidewire Software, Inc. (I)	69,924	4,206,628	1.0%
Heartland Payment Systems, Inc.	44,569	4,226,033	1.0%
HubSpot, Inc. (I)	82,410	4,640,507	1.1%
MAXIMUS, Inc.	74,215	4,174,594	1.0%
Mellanox Technologies, Ltd. (I)	149,606	6,304,397	1.5%
Tyler Technologies, Inc. (I)	36,572	6,375,231	1.5%
WEX, Inc. (I)	53,813	4,757,069	1.1%
WNS Holdings, Ltd., ADR (I)	210,620	6,569,238	1.5%
Zillow Group, Inc., Class A (I)(L)	47,350	1,232,994	0.3%
Zillow Group, Inc., Class C (I)(L)	109,818	2,578,527	0.6%
OTHER SECURITIES		26,953,521	6.3%
		92,771,026
Materials - 5.5%
Graphic Packaging
Holding Company	390,928	5,015,606	1.2%
Headwaters, Inc. (I)	404,046	6,816,256	1.6%
KapStone Paper
and Packaging Corp.	273,896	6,187,311	1.5%

Small Cap Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Materials (continued)
Platform Specialty
Products Corp. (I)	414,352	$5,316,136	1.2%
		23,335,309
TOTAL COMMON STOCKS (Cost $390,607,026)		$390,014,021
PREFERRED SECURITIES - 3.2%
Consumer discretionary - 0.3%		1,233,280	0.3%
Information technology - 2.9%		12,448,891	2.9%
TOTAL PREFERRED
SECURITIES (Cost $11,685,579)		$13,682,171
EXCHANGE-TRADED FUNDS - 1.5%
iShares Russell 2000
Growth ETF (L)	46,213	6,442,554	1.5%
TOTAL EXCHANGE-TRADED
FUNDS (Cost $6,461,696)		$6,442,554
SECURITIES LENDING COLLATERAL - 13.8%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	5,880,474	58,832,969	13.8%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $58,835,953)		$58,832,969
SHORT-TERM INVESTMENTS - 5.1%
Repurchase agreement - 5.1%
Societe Generale SA Tri-Party
Repurchase Agreement dated
12/31/2015 at 0.320% to be
repurchased at $21,800,775 on
01/04/2016, collateralized by
$7,240,400 U.S. Treasury Notes,
1.000% due 12/15/2017 (valued at
$7,230,822, including interest),
$12,925,200 U.S. Treasury Bonds,
3.375% - 4.375% due 05/15/2041
to 05/15/2044 (valued at
$15,004,194, including interest)
and $1,000 U.S. Treasury Bills,
0.000% due 04/28/2016 (valued at
$999, including interest),	$21,800,000	$21,800,000	5.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $21,800,000)		$21,800,000
Total Investments (Small Cap Growth Trust)
(Cost $489,390,254) - 115.3%		$490,771,715	115.3%
Other assets and liabilities, net - (15.3%)		(65,250,941)	(15.3)%
TOTAL NET ASSETS - 100.0%		$425,520,774	100.0%

Small Cap Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.1%
Consumer discretionary - 13.5%
Burlington Stores, Inc. (I)	18,379	$788,459	0.2%
Pool Corp.	10,637	859,257	0.2%
Vail Resorts, Inc.	8,847	1,132,328	0.3%

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
OTHER SECURITIES		$52,948,619	12.8%
		55,728,663
Consumer staples - 3.3%
Casey’s General Stores, Inc.	9,468	1,140,421	0.3%
Post Holdings, Inc. (I)	15,045	928,277	0.2%
TreeHouse Foods, Inc. (I)	10,435	818,730	0.2%
OTHER SECURITIES		11,005,488	2.6%
		13,892,916
Energy - 2.6%		10,759,643	2.6%
Financials - 25.5%
Bank of the Ozarks, Inc.	18,979	938,701	0.2%
CNO Financial Group, Inc.	47,630	909,257	0.2%
CubeSmart	40,174	1,230,128	0.3%
DCT Industrial Trust, Inc.	21,334	797,252	0.2%
EPR Properties	13,661	798,485	0.2%
First American Financial Corp.	25,931	930,923	0.2%
Gramercy Property Trust (I)	102,302	789,771	0.2%
Highwoods Properties, Inc.	22,467	979,561	0.2%
Investors Bancorp, Inc.	83,690	1,041,104	0.3%
MarketAxess Holdings, Inc.	9,096	1,015,023	0.3%
PrivateBancorp, Inc.	19,194	787,338	0.2%
Prosperity Bancshares, Inc.	16,882	807,973	0.2%
Sovran Self Storage, Inc.	8,473	909,238	0.2%
Umpqua Holdings Corp.	53,779	855,086	0.2%
Webster Financial Corp.	21,788	810,296	0.2%
OTHER SECURITIES		92,167,965	22.2%
		105,768,101
Health care - 16.0%
ABIOMED, Inc. (I)	10,220	922,662	0.2%
Amsurg Corp. (I)	11,845	900,220	0.2%
Anacor Pharmaceuticals, Inc. (I)	10,043	1,134,558	0.3%
Dyax Corp. (I)	35,728	1,344,087	0.3%
Neurocrine Biosciences, Inc. (I)	20,916	1,183,218	0.3%
PAREXEL International Corp. (I)	13,463	917,100	0.2%
STERIS PLC	14,462	1,089,567	0.3%
Ultragenyx Pharmaceutical, Inc. (I)	9,422	1,056,960	0.3%
WellCare Health Plans, Inc. (I)	10,762	841,696	0.2%
West Pharmaceutical Services, Inc.	17,487	1,053,067	0.3%
OTHER SECURITIES		55,660,806	13.4%
		66,103,941
Industrials - 12.1%
Curtiss-Wright Corp.	11,395	780,558	0.2%
HEICO Corp.	4,735	257,395	0.1%
HEICO Corp., Class A	11,179	550,007	0.1%
Woodward, Inc.	15,942	791,680	0.2%
OTHER SECURITIES		47,570,044	11.5%
		49,949,684
Information technology - 17.9%
Aspen Technology, Inc. (I)	20,871	788,089	0.2%
Cavium, Inc. (I)	13,459	884,391	0.2%
EPAM Systems, Inc. (I)	11,926	937,622	0.2%
Euronet Worldwide, Inc. (I)	12,694	919,426	0.2%
FEI Company	10,137	808,831	0.2%
Guidewire Software, Inc. (I)	17,203	1,034,932	0.3%
Heartland Payment Systems, Inc.	8,922	845,984	0.2%
Integrated
Device Technology, Inc. (I)	36,147	952,473	0.2%
j2 Global, Inc.	11,786	970,224	0.2%
Manhattan Associates, Inc. (I)	18,019	1,192,317	0.3%
MAXIMUS, Inc.	16,069	903,881	0.2%

Small Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Tyler Technologies, Inc. (I)	8,208	$1,430,819	0.4%
OTHER SECURITIES		62,588,418	15.1%
		74,257,407
Materials - 3.5%
Berry Plastics Group, Inc. (I)	28,971	1,048,171	0.3%
OTHER SECURITIES		13,348,971	3.2%
		14,397,142
Telecommunication services - 0.9%		3,592,405	0.9%
Utilities - 3.8%
IDACORP, Inc.	12,240	832,320	0.2%
Piedmont Natural
Gas Company, Inc.	19,148	1,091,819	0.3%
OTHER SECURITIES		13,764,843	3.3%
		15,688,982
TOTAL COMMON STOCKS (Cost $320,047,563)		$410,138,884
Warrants 0.0%		579	0.0%
TOTAL WARRANTS (Cost $0)		$579

SECURITIES LENDING COLLATERAL - 8.3%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	3,441,162	34,428,142	8.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $34,429,763)		$34,428,142

SHORT-TERM INVESTMENTS - 1.0%
Repurchase agreement - 1.0%
Repurchase Agreement with State
Street Corp. dated 12/31/2015 at
0.030% to be repurchased at
$4,099,014 on 01/04/2016,
collateralized by $4,210,000
U.S. Treasury Bonds, 3.000% due
05/15/2045 (valued at $4,183,688,
including interest)	$4,099,000	$4,099,000	1.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,099,000)		$4,099,000
Total Investments (Small Cap Index Trust)
(Cost $358,576,326) - 108.4%		$448,666,605	108.4%
Other assets and liabilities, net - (8.4%)		(34,938,256)	(8.4)%
TOTAL NET ASSETS - 100.0%		$413,728,349	100.0%

Small Cap Opportunities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.8%
Consumer discretionary - 12.4%
Boyd Gaming Corp. (I)	60,507	$1,202,274	0.6%
Helen of Troy, Ltd. (I)	17,040	1,606,020	0.7%
La-Z-Boy, Inc.	48,356	1,180,854	0.6%
Nexstar Broadcasting
Group, Inc., Class A	20,223	1,187,090	0.6%
Sonic Corp.	41,622	1,344,807	0.6%
Vail Resorts, Inc.	12,008	1,536,904	0.7%

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer discretionary (continued)
OTHER SECURITIES		$19,036,380	8.6%
		27,094,329
Consumer staples - 3.0%
Pinnacle Foods, Inc.	41,315	1,754,235	0.8%
OTHER SECURITIES		4,729,182	2.2%
		6,483,417
Energy - 4.3%		9,488,318	4.3%
Financials - 27.0%
American Financial Group, Inc.	26,694	1,924,104	0.9%
Bank of the Ozarks, Inc.	31,392	1,552,648	0.7%
BankUnited, Inc.	35,200	1,269,312	0.6%
CNO Financial Group, Inc.	92,874	1,772,965	0.8%
CubeSmart	44,278	1,355,792	0.6%
E*TRADE Financial Corp. (I)	57,063	1,691,347	0.8%
East West Bancorp, Inc.	33,453	1,390,307	0.6%
Glacier Bancorp, Inc.	47,511	1,260,467	0.6%
Janus Capital Group, Inc.	88,843	1,251,798	0.6%
PrivateBancorp, Inc.	33,399	1,370,027	0.6%
Synovus Financial Corp.	45,068	1,459,302	0.7%
The Hanover Insurance Group, Inc.	20,262	1,648,111	0.8%
Webster Financial Corp.	30,112	1,119,865	0.5%
Western Alliance Bancorp (I)	45,243	1,622,414	0.8%
OTHER SECURITIES		38,367,225	17.4%
		59,055,684
Health care - 9.3%
Affymetrix, Inc. (I)(L)	129,568	1,307,341	0.6%
Alere, Inc. (I)	31,085	1,215,113	0.6%
Analogic Corp.	15,041	1,242,387	0.6%
Globus Medical, Inc., Class A (I)	44,919	1,249,647	0.6%
Hill-Rom Holdings, Inc.	25,278	1,214,861	0.6%
Impax Laboratories, Inc. (I)	28,496	1,218,489	0.6%
LifePoint Health, Inc. (I)	20,301	1,490,093	0.7%
OTHER SECURITIES		11,268,703	5.0%
		20,206,634
Industrials - 18.5%
Albany International Corp., Class A	34,186	1,249,498	0.6%
Apogee Enterprises, Inc.	32,648	1,420,514	0.7%
Dycom Industries, Inc. (I)	32,838	2,297,346	1.1%
EnerSys	23,944	1,339,188	0.6%
Old Dominion Freight Line, Inc. (I)	19,428	1,147,612	0.5%
Waste Connections, Inc.	35,919	2,022,958	0.9%
Watts Water
Technologies, Inc., Class A	23,299	1,157,261	0.5%
OTHER SECURITIES		29,795,180	13.6%
		40,429,557
Information technology - 16.4%
ARRIS Group, Inc. (I)	52,379	1,601,226	0.7%
Blackbaud, Inc.	18,671	1,229,672	0.6%
Cray, Inc. (I)	44,235	1,435,426	0.7%
DST Systems, Inc.	10,277	1,172,195	0.5%
Entegris, Inc. (I)	95,465	1,266,821	0.6%
Fairchild
Semiconductor
International, Inc. (I)	70,286	1,455,623	0.7%
Jack Henry & Associates, Inc.	14,469	1,129,450	0.5%
Microsemi Corp. (I)	35,855	1,168,514	0.5%
Take-Two
Interactive Software, Inc. (I)	33,210	1,157,036	0.5%
Tech Data Corp. (I)	23,116	1,534,440	0.7%

Small Cap Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
OTHER SECURITIES		$22,638,214	10.4%
		35,788,617
Materials - 5.6%
Graphic Packaging Holding Company	124,326	1,595,103	0.7%
Sensient Technologies Corp.	19,456	1,222,226	0.6%
OTHER SECURITIES		9,427,240	4.3%
		12,244,569
Telecommunication services - 1.4%
Iridium Communications, Inc. (I)(L)	135,511	1,139,648	0.5%
OTHER SECURITIES		2,014,635	0.9%
		3,154,283
Utilities - 0.9%
UGI Corp.	46,295	1,562,919	0.7%
OTHER SECURITIES		461,938	0.2%
		2,024,857
TOTAL COMMON STOCKS (Cost $203,455,322)		$215,970,265
CONVERTIBLE BONDS - 0.0%
Health care - 0.0%		$2,042	0.0%
TOTAL CONVERTIBLE BONDS (Cost $5,997)		$2,042
Warrants 0.0%		0	0.0%
TOTAL WARRANTS (Cost $855)		$0
SECURITIES LENDING COLLATERAL - 3.3%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	725,861	7,262,089	3.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $7,262,237)		$7,262,089
SHORT-TERM INVESTMENTS - 1.1%
Money market funds - 1.1%
State Street Institutional Liquid
Reserves Fund, 0.2259% (Y)	2,319,262	$2,319,262	1.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,319,262)		$2,319,262
Total Investments (Small Cap Opportunities Trust)
(Cost $213,043,673) - 103.2%		$225,553,658	103.2%
Other assets and liabilities, net - (3.2%)		(7,051,442)	(3.2)%
TOTAL NET ASSETS - 100.0%		$218,502,216	100.0%

Small Cap Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.1%
Consumer discretionary - 7.3%
Ascena Retail Group, Inc. (I)	765,320	$7,538,402	1.2%
Fred’s, Inc., Class A	616,312	10,089,027	1.5%
Helen of Troy, Ltd. (I)	97,420	9,181,836	1.4%
The Cato Corp., Class A	253,326	9,327,463	1.4%
OTHER SECURITIES		11,636,762	1.8%
		47,773,490

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer staples - 4.3%
C&C Group PLC	2,115,427	$8,520,377	1.3%
Cranswick PLC	348,377	9,843,843	1.5%
Post Holdings, Inc. (I)	151,140	9,325,338	1.5%
		27,689,558
Energy - 6.0%
RSP Permian, Inc. (I)	375,260	9,152,591	1.4%
Scorpio Tankers, Inc.	1,408,010	11,292,240	1.7%
SEACOR Holdings, Inc. (I)(L)	147,548	7,755,123	1.2%
OTHER SECURITIES		11,104,351	1.7%
		39,304,305
Financials - 21.4%
Education Realty Trust, Inc.	218,563	8,279,166	1.3%
First Midwest Bancorp, Inc.	637,811	11,754,857	1.8%
First Niagara Financial Group, Inc.	743,002	8,061,572	1.2%
Flushing Financial Corp.	311,416	6,739,042	1.0%
Great Western Bancorp, Inc.	301,716	8,755,798	1.4%
Hancock Holding Company	290,970	7,323,715	1.1%
International Bancshares Corp.	481,404	12,372,083	1.9%
MB Financial, Inc.	301,068	9,745,571	1.5%
Northwest Bancshares, Inc. (L)	823,150	11,021,979	1.7%
Primerica, Inc.	222,610	10,513,870	1.6%
Webster Financial Corp.	428,700	15,943,353	2.5%
OTHER SECURITIES		28,498,548	4.4%
		139,009,554
Health care - 11.3%
Allscripts
Healthcare Solutions, Inc. (I)	773,060	11,889,663	1.8%
Charles River
Laboratories International, Inc. (I)	148,900	11,970,071	1.8%
Haemonetics Corp. (I)	257,830	8,312,439	1.3%
MedAssets, Inc. (I)	369,920	11,445,325	1.7%
STERIS PLC	130,710	9,847,691	1.5%
OTHER SECURITIES		20,341,258	3.2%
		73,806,447
Industrials - 30.9%
ACCO Brands Corp. (I)	1,118,230	7,972,980	1.2%
Albany International Corp., Class A	367,004	13,413,995	2.1%
Babcock &
Wilcox Enterprises, Inc. (I)	356,750	7,445,373	1.1%
Cubic Corp.	288,620	13,637,295	2.1%
ESCO Technologies, Inc.	243,142	8,787,152	1.4%
Essendant, Inc.	360,408	11,716,864	1.8%
FTI Consulting, Inc. (I)	291,525	10,104,257	1.6%
G&K Services, Inc., Class A	250,140	15,733,806	2.4%
GATX Corp.	219,260	9,329,513	1.4%
Matthews
International Corp., Class A	181,670	9,710,262	1.5%
Mistras Group, Inc. (I)	382,104	7,294,365	1.1%
Mueller Industries, Inc.	520,050	14,093,355	2.2%
Primoris Services Corp.	354,570	7,811,177	1.2%
SP Plus Corp. (I)	434,118	10,375,420	1.6%
Thermon Group Holdings, Inc. (I)	423,040	7,157,837	1.1%
TriMas Corp. (I)	594,991	11,096,582	1.7%
Tyman PLC	2,054,200	9,199,399	1.4%
OTHER SECURITIES		26,427,469	4.0%
		201,307,101
Information technology - 8.1%
Belden, Inc.	265,159	12,642,781	2.0%
Coherent, Inc. (I)	112,860	7,348,315	1.1%
Diebold, Inc.	319,650	9,618,269	1.5%

Small Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Information technology (continued)
Forrester Research, Inc.	260,443	$7,417,417	1.1%
ScanSource, Inc. (I)	288,040	9,280,649	1.4%
OTHER SECURITIES		6,280,657	1.0%
		52,588,088
Materials - 4.1%
Deltic Timber Corp.	144,846	8,527,084	1.3%
Sensient Technologies Corp.	193,160	12,134,311	1.9%
OTHER SECURITIES		6,150,875	0.9%
		26,812,270
Utilities - 3.7%
The Laclede Group, Inc.	154,220	9,162,210	1.4%
WGL Holdings, Inc.	134,940	8,499,871	1.3%
OTHER SECURITIES		6,495,599	1.0%
		24,157,680
TOTAL COMMON STOCKS (Cost $521,957,058)		$632,448,493

SECURITIES LENDING COLLATERAL - 1.2%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	805,951	8,063,376	1.2%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,063,530)		$8,063,376

SHORT-TERM INVESTMENTS - 3.3%
Repurchase agreement - 3.3%
Bank of America Tri-Party
Repurchase Agreement dated
12/31/2015 at 0.300% to be
repurchased at $21,400,713 on
01/04/2016, collateralized by
$20,895,784 Government National
Mortgage Association, 3.500%
due 03/20/2045 (valued at
$21,828,001, including interest)	$21,400,000	$21,400,000	3.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $21,400,000)		$21,400,000
Total Investments (Small Cap Value Trust)
(Cost $551,420,588) - 101.6%		$661,911,869	101.6%
Other assets and liabilities, net - (1.6%)		(10,477,823)	(1.6)%
TOTAL NET ASSETS - 100.0%		$651,434,046	100.0%

Small Company Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.2%
Consumer discretionary - 15.3%
Domino’s Pizza, Inc.	8,711	$969,099	0.9%
G-III Apparel Group, Ltd. (I)	23,305	1,031,479	0.9%
IMAX Corp. (I)	24,970	887,434	0.8%
Jack in the Box, Inc.	12,564	963,784	0.9%
Pool Corp.	13,921	1,124,538	1.0%
Texas Roadhouse, Inc.	25,702	919,361	0.8%
Vail Resorts, Inc.	8,932	1,143,207	1.0%
Visteon Corp. (I)	8,900	1,019,050	0.9%
OTHER SECURITIES		9,079,818	8.1%
		17,137,770

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Consumer staples - 1.7%
Lancaster Colony Corp.	9,819	$1,133,702	1.0%
OTHER SECURITIES		759,514	0.7%
		1,893,216
Energy - 1.8%		2,058,907	1.8%
Financials - 7.6%
Cathay General Bancorp	29,778	932,942	0.8%
Home BancShares, Inc.	24,653	998,940	0.9%
SVB Financial Group (I)	8,859	1,053,335	1.0%
OTHER SECURITIES		5,484,564	4.9%
		8,469,781
Health care - 25.4%
Anacor Pharmaceuticals, Inc. (I)	8,217	928,274	0.8%
Chemed Corp.	10,542	1,579,192	1.4%
DexCom, Inc. (I)	19,378	1,587,058	1.4%
Hill-Rom Holdings, Inc.	19,299	927,510	0.8%
Nektar Therapeutics (I)	65,233	1,099,176	1.0%
Neurocrine Biosciences, Inc. (I)	21,800	1,233,226	1.1%
NuVasive, Inc. (I)	17,397	941,352	0.9%
NxStage Medical, Inc. (I)	40,513	887,640	0.8%
PAREXEL International Corp. (I)	13,029	887,535	0.8%
PerkinElmer, Inc.	17,952	961,689	0.9%
Sirona Dental Systems, Inc. (I)	9,474	1,038,066	0.9%
VCA, Inc. (I)	27,943	1,536,865	1.4%
VWR Corp. (I)	36,533	1,034,249	0.9%
OTHER SECURITIES		13,702,150	12.3%
		28,343,982
Industrials - 13.4%
Acuity Brands, Inc.	7,175	1,677,515	1.5%
Knight Transportation, Inc.	38,104	923,260	0.8%
WABCO Holdings, Inc. (I)	9,922	1,014,624	0.9%
Watsco, Inc.	8,785	1,028,987	0.9%
OTHER SECURITIES		10,323,293	9.3%
		14,967,679
Information technology - 26.9%
ARRIS Group, Inc. (I)	38,744	1,184,404	1.1%
Atmel Corp.	116,754	1,005,252	0.9%
Booz Allen Hamilton Holding Corp.	35,909	1,107,793	1.0%
Cavium, Inc. (I)	14,461	950,232	0.9%
CoStar Group, Inc. (I)	7,689	1,589,239	1.4%
Cray, Inc. (I)	30,967	1,004,879	0.9%
EPAM Systems, Inc. (I)	20,228	1,590,325	1.4%
Fair Isaac Corp.	9,907	933,041	0.8%
Guidewire Software, Inc. (I)	18,911	1,137,686	1.0%
Manhattan Associates, Inc. (I)	35,872	2,373,650	2.1%
MicroStrategy, Inc., Class A (I)	6,200	1,111,598	1.0%
Monolithic Power Systems, Inc.	18,344	1,168,696	1.1%
Proofpoint, Inc. (I)	15,619	1,015,391	0.9%
Qlik Technologies, Inc. (I)	30,337	960,469	0.9%
SolarWinds, Inc. (I)	19,163	1,128,701	1.0%
SYNNEX Corp.	11,700	1,052,181	0.9%
The Ultimate
Software Group, Inc. (I)	6,195	1,211,184	1.1%
OTHER SECURITIES		9,522,861	8.5%
		30,047,582
Materials - 2.7%
Berry Plastics Group, Inc. (I)	24,715	894,189	0.8%
Martin Marietta Materials, Inc.	6,648	907,984	0.8%
OTHER SECURITIES		1,216,421	1.1%
		3,018,594

Small Company Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Telecommunication services - 1.4%
SBA
Communications Corp., Class A (I)	14,494	$1,522,885	1.4%
TOTAL COMMON STOCKS (Cost $89,347,235)		$107,460,396

SECURITIES LENDING COLLATERAL - 1.7%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	194,414	1,945,069	1.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,945,035)		$1,945,069
SHORT-TERM INVESTMENTS - 3.8%
Money market funds - 3.8%
State Street Institutional Liquid
Reserves Fund, 0.2259% (Y)	4,203,077	$4,203,077	3.8%
TOTAL SHORT-TERM
INVESTMENTS (Cost $4,203,077)		$4,203,077
Total Investments (Small Company Growth Trust)
(Cost $95,495,347) - 101.7%		$113,608,542	101.7%
Other assets and liabilities, net - (1.7%)		(1,896,765)	(1.7)%
TOTAL NET ASSETS - 100.0%		$111,711,777	100.0%

Small Company Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.6%
Consumer discretionary - 11.6%
Aaron’s, Inc.	118,600	$2,655,454	0.9%
Dorman Products, Inc. (I)	46,300	2,197,862	0.7%
Drew Industries, Inc.	47,900	2,916,631	1.0%
New Media Investment Group, Inc.	114,100	2,220,385	0.8%
Pool Corp.	39,300	3,174,654	1.1%
OTHER SECURITIES		21,012,933	7.1%
		34,177,919
Consumer staples - 3.2%
PriceSmart, Inc.	29,200	2,423,308	0.8%
OTHER SECURITIES		7,096,814	2.4%
		9,520,122
Energy - 3.6%
Matador Resources Company (I)(L)	129,100	2,552,307	0.9%
OTHER SECURITIES		8,225,153	2.7%
		10,777,460
Financials - 34.8%
Acadia Realty Trust	84,600	2,804,490	1.0%
American Campus Communities, Inc.	49,500	2,046,330	0.7%
BankUnited, Inc.	65,400	2,358,324	0.8%
BBCN Bancorp, Inc.	124,900	2,150,778	0.7%
Columbia Banking System, Inc.	98,900	3,215,239	1.1%
East West Bancorp, Inc.	127,900	5,315,524	1.8%
Employers Holdings, Inc.	82,450	2,250,885	0.8%
Glacier Bancorp, Inc.	114,200	3,029,726	1.0%
Hercules Technology
Growth Capital, Inc.	174,700	2,129,593	0.7%
Home BancShares, Inc.	157,100	6,365,692	2.2%
Kilroy Realty Corp.	33,200	2,100,896	0.7%

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Financials (continued)
National Bank
Holdings Corp., Class A	99,400	$2,124,178	0.7%
Popular, Inc.	92,400	2,618,616	0.9%
ProAssurance Corp.	121,600	5,901,248	2.0%
Saul Centers, Inc.	41,100	2,107,197	0.7%
SVB Financial Group (I)	37,500	4,458,750	1.5%
Wintrust Financial Corp.	67,200	3,260,544	1.1%
OTHER SECURITIES		48,560,165	16.4%
		102,798,175
Health care - 7.0%
Atrion Corp.	7,800	2,973,360	1.0%
Halyard Health, Inc. (I)	70,800	2,365,428	0.8%
National HealthCare Corp.	35,550	2,193,435	0.8%
West Pharmaceutical Services, Inc.	81,400	4,901,908	1.7%
OTHER SECURITIES		8,180,258	2.7%
		20,614,389
Industrials - 15.2%
Beacon Roofing Supply, Inc. (I)	64,800	2,668,464	0.9%
ESCO Technologies, Inc.	65,600	2,370,784	0.8%
G&K Services, Inc., Class A	44,300	2,786,470	0.9%
Genesee &
Wyoming, Inc., Class A (I)	52,300	2,807,987	0.9%
Landstar System, Inc.	72,900	4,275,585	1.4%
McGrath RentCorp	104,930	2,643,187	0.9%
Universal Forest Products, Inc.	35,800	2,447,646	0.8%
OTHER SECURITIES		24,878,276	8.6%
		44,878,399
Information technology - 9.8%
Advanced Energy Industries, Inc. (I)	74,400	2,100,312	0.7%
Belden, Inc.	52,000	2,479,360	0.8%
Cabot Microelectronics Corp. (I)	57,700	2,526,106	0.9%
Littelfuse, Inc.	38,100	4,077,081	1.4%
SYNNEX Corp.	44,500	4,001,885	1.4%
OTHER SECURITIES		13,710,298	4.6%
		28,895,042
Materials - 5.1%
Clearwater Paper Corp. (I)	45,800	2,085,274	0.7%
Innospec, Inc.	59,800	3,247,738	1.1%
Minerals Technologies, Inc.	49,800	2,283,828	0.8%
OTHER SECURITIES		7,582,671	2.5%
		15,199,511
Utilities - 7.3%
Cleco Corp.	41,500	2,166,715	0.7%
El Paso Electric Company	72,400	2,787,400	1.0%
NorthWestern Corp.	56,600	3,070,550	1.0%
ONE Gas, Inc.	64,600	3,240,982	1.1%
PNM Resources, Inc.	129,500	3,958,815	1.3%
Portland General Electric Company	57,300	2,084,001	0.7%
OTHER SECURITIES		4,412,183	1.5%
		21,720,646
TOTAL COMMON STOCKS (Cost $232,531,801)		$288,581,663
SECURITIES LENDING COLLATERAL - 2.5%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	740,121	7,404,764	2.5%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $7,404,921)		$7,404,764
SHORT-TERM INVESTMENTS - 2.4%

Small Company Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Money market funds - 2.4%
T.Rowe Price Reserve Investment
Fund, 0.2195% (Y)	6,575,640	$6,575,640	2.2%
OTHER SECURITIES		540,346	0.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,115,986)		$7,115,986
Total Investments (Small Company Value Trust)
(Cost $247,052,708) - 102.5%		$303,102,413	102.5%
Other assets and liabilities, net - (2.5%)		(7,483,686)	(2.5)%
TOTAL NET ASSETS - 100.0%		$295,618,727	100.0%

Strategic Equity Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.9%
Consumer discretionary - 12.5%
Amazon.com, Inc. (I)	118,876	$80,347,100	0.8%
Comcast Corp., Class A	756,867	42,710,005	0.4%
McDonald’s Corp.	283,803	33,528,486	0.4%
The Home Depot, Inc.	391,778	51,812,641	0.5%
The Walt Disney Company	470,349	49,424,273	0.5%
Toyota Motor Corp.	685,552	42,215,582	0.4%
OTHER SECURITIES		946,982,743	9.5%
		1,247,020,830
Consumer staples - 9.6%
Altria Group, Inc.	607,458	35,360,130	0.4%
CVS Health Corp.	342,557	33,491,798	0.3%
Nestle SA	799,245	59,332,138	0.6%
PepsiCo, Inc.	451,534	45,117,277	0.5%
Philip Morris International, Inc.	479,334	42,138,252	0.4%
The Coca-Cola Company	1,209,833	51,974,426	0.5%
The Procter & Gamble Company	841,196	66,799,374	0.7%
Wal-Mart Stores, Inc.	485,054	29,733,810	0.3%
OTHER SECURITIES		590,972,565	5.9%
		954,919,770
Energy - 5.3%
Chevron Corp.	582,792	52,427,968	0.5%
Exxon Mobil Corp.	1,288,495	100,438,185	1.0%
Royal Dutch Shell PLC, A Shares	982,057	22,242,760	0.2%
Royal Dutch Shell PLC, B Shares	611,750	13,942,346	0.2%
OTHER SECURITIES		340,419,072	3.4%
		529,470,331
Financials - 19.9%
Bank of America Corp.	3,217,862	54,156,617	0.6%
Berkshire
Hathaway, Inc., Class B (I)	579,498	76,516,916	0.8%
Citigroup, Inc.	919,937	47,606,740	0.5%
HSBC Holdings PLC	4,903,604	38,710,079	0.4%
JPMorgan Chase & Co.	1,136,729	75,058,216	0.8%
State Street Corp.	125,460	8,325,526	0.1%
Wells Fargo & Company	1,435,869	78,053,839	0.8%
OTHER SECURITIES		1,599,468,099	15.9%
		1,977,896,032
Health care - 13.3%
AbbVie, Inc.	503,946	29,853,761	0.3%
Allergan PLC (I)	121,907	38,095,938	0.4%

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Health care (continued)
Amgen, Inc.	233,078	$37,835,552	0.4%
Bristol-Myers Squibb Company	516,540	35,532,787	0.4%
Celgene Corp. (I)	243,004	29,102,159	0.3%
Gilead Sciences, Inc.	445,971	45,127,805	0.5%
Johnson & Johnson	855,736	87,901,202	0.9%
Medtronic PLC	434,712	33,438,047	0.3%
Merck & Company, Inc.	865,792	45,731,133	0.5%
Novartis AG	570,487	49,072,874	0.5%
Pfizer, Inc.	1,908,871	61,618,356	0.6%
Roche Holding AG	176,136	48,808,762	0.5%
UnitedHealth Group, Inc.	295,447	34,756,385	0.4%
OTHER SECURITIES		752,177,959	7.3%
		1,329,052,720
Industrials - 11.0%
General Electric Company	2,919,468	90,941,428	0.9%
OTHER SECURITIES		1,000,029,592	10.1%
		1,090,971,020
Information technology - 15.0%
Alphabet, Inc., Class A (I)	90,095	70,094,811	0.7%
Alphabet, Inc., Class C (I)	91,893	69,735,760	0.7%
Apple, Inc.	1,724,016	181,469,924	1.8%
Cisco Systems, Inc.	1,573,722	42,734,421	0.4%
Facebook, Inc., Class A (I)	702,161	73,488,170	0.8%
IBM Corp.	274,990	37,844,124	0.4%
Intel Corp.	1,461,312	50,342,198	0.5%
MasterCard, Inc., Class A	306,778	29,867,906	0.3%
Microsoft Corp.	2,470,537	137,065,343	1.4%
Oracle Corp.	990,413	36,179,787	0.4%
Visa, Inc., Class A	603,350	46,789,793	0.5%
OTHER SECURITIES		714,208,646	7.1%
		1,489,820,883
Materials - 4.1%		404,229,489	4.1%
Telecommunication services - 2.9%
AT&T, Inc.	1,902,300	65,458,143	0.7%
Verizon Communications, Inc.	1,257,889	58,139,630	0.6%
OTHER SECURITIES		166,376,716	1.6%
		289,974,489
Utilities - 3.3%		329,060,199	3.3%
TOTAL COMMON STOCKS (Cost $7,739,828,797)		$9,642,415,763
PREFERRED SECURITIES - 0.1%
Consumer discretionary - 0.1%		9,945,837	0.1%
Consumer staples - 0.0%		4,985,257	0.0%
Materials - 0.0%		808,098	0.0%
TOTAL PREFERRED
SECURITIES (Cost $17,011,179)		$15,739,192
Rights 0.0%		2,416	0.0%
TOTAL RIGHTS (Cost $11,332)		$2,416
Warrants 0.0%		7,991	0.0%
TOTAL WARRANTS (Cost $0)		$7,991

Strategic Equity Allocation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 1.3%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	12,602,867	$126,089,162	1.3%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $126,090,224)		$126,089,162
SHORT-TERM INVESTMENTS - 2.5%
Repurchase agreement - 2.5%
Repurchase Agreement with State
Street Corp. dated 12/31/2015 at
0.030% to be repurchased at
$244,947,816 on 01/04/2016,
collateralized by $85,695,000
U.S. Treasury Notes, 2.125% due
12/31/2021 (valued at
$86,337,713, including interest)
and $165,665,000 U.S. Treasury
Bonds, 2.500% - 3.000% due
11/15/2044 - 02/15/2045 (valued
at $163,521,369,
including interest)	$244,947,000	$244,947,000	2.5%
TOTAL SHORT-TERM
INVESTMENTS (Cost $244,947,000)		$244,947,000
Total Investments (Strategic Equity Allocation Trust)
(Cost $8,127,888,532) - 100.8%		$10,029,201,524	100.8%
Other assets and liabilities, net - (0.8%)		(83,851,301)	(0.8)%
TOTAL NET ASSETS - 100.0%		$9,945,350,223	100.0%

Total Stock Market Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.3%
Consumer discretionary - 13.7%
Amazon.com, Inc. (I)	11,063	$7,477,371	1.3%
Comcast Corp., Class A	60,359	3,406,058	0.6%
McDonald’s Corp.	22,876	2,702,571	0.5%
NIKE, Inc., Class B	41,176	2,573,500	0.5%
Starbucks Corp.	35,717	2,144,092	0.4%
The Home Depot, Inc.	31,382	4,150,270	0.7%
The Walt Disney Company	40,475	4,253,113	0.8%
OTHER SECURITIES		52,044,983	8.9%
		78,751,958
Consumer staples - 9.1%
Altria Group, Inc.	46,917	2,731,039	0.5%
CVS Health Corp.	26,785	2,618,769	0.5%
PepsiCo, Inc.	35,324	3,529,574	0.6%
Philip Morris International, Inc.	36,912	3,244,934	0.6%
The Coca-Cola Company	104,109	4,472,523	0.8%
The Procter & Gamble Company	64,365	5,111,225	0.9%
Wal-Mart Stores, Inc.	76,793	4,707,411	0.8%
Walgreens Boots Alliance, Inc.	25,970	2,211,475	0.4%
OTHER SECURITIES		23,885,520	4.0%
		52,512,470
Energy - 6.6%
Chevron Corp.	44,769	4,027,419	0.7%
Exxon Mobil Corp.	99,927	7,789,310	1.4%
Schlumberger, Ltd.	30,464	2,124,864	0.4%

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy (continued)
OTHER SECURITIES		$23,818,439	4.1%
		37,760,032
Financials - 17.9%
Bank of America Corp.	250,930	4,223,152	0.8%
Berkshire
Hathaway, Inc., Class B (I)	57,603	7,605,900	1.3%
Citigroup, Inc.	72,334	3,743,285	0.7%
JPMorgan Chase & Co.	88,821	5,864,851	1.0%
State Street Corp.	9,811	651,058	0.1%
Wells Fargo & Company	122,714	6,670,733	1.2%
OTHER SECURITIES		73,755,922	12.8%
		102,514,901
Health care - 13.3%
AbbVie, Inc.	40,992	2,428,366	0.4%
Allergan PLC (I)	9,023	2,819,894	0.5%
Amgen, Inc.	18,083	2,935,413	0.5%
Bristol-Myers Squibb Company	39,613	2,724,978	0.5%
Celgene Corp. (I)	19,088	2,285,979	0.4%
Eli Lilly & Company	26,475	2,230,784	0.4%
Gilead Sciences, Inc.	35,478	3,590,019	0.6%
Johnson & Johnson	66,261	6,806,330	1.2%
Merck & Company, Inc.	67,633	3,572,375	0.6%
Pfizer, Inc.	146,070	4,715,140	0.8%
UnitedHealth Group, Inc.	22,717	2,672,428	0.5%
OTHER SECURITIES		39,569,670	6.9%
		76,351,376
Industrials - 10.2%
3M Company	15,124	2,278,279	0.4%
General Electric Company	239,980	7,475,377	1.3%
The Boeing Company	16,781	2,426,365	0.4%
OTHER SECURITIES		46,148,287	8.1%
		58,328,308
Information technology - 19.6%
Alphabet, Inc., Class C (I)	16,256	12,336,353	2.2%
Apple, Inc.	138,707	14,600,299	2.6%
Cisco Systems, Inc.	121,634	3,302,971	0.6%
Facebook, Inc., Class A (I)	66,665	6,977,159	1.2%
IBM Corp.	23,551	3,241,089	0.6%
Intel Corp.	112,806	3,886,167	0.7%
MasterCard, Inc., Class A	27,372	2,664,938	0.5%
Microsoft Corp.	195,424	10,842,124	1.9%
Oracle Corp.	105,589	3,857,166	0.7%
Visa, Inc., Class A	72,669	5,635,481	1.0%
OTHER SECURITIES		45,142,321	7.6%
		112,486,068
Materials - 2.9%		16,748,497	2.9%
Telecommunication services - 2.2%
AT&T, Inc.	146,356	5,036,110	0.9%
Verizon Communications, Inc.	98,999	4,575,734	0.8%
OTHER SECURITIES		2,989,511	0.5%
		12,601,355
Utilities - 2.8%		16,217,870	2.8%
TOTAL COMMON STOCKS (Cost $340,245,047)		$564,272,835
CONVERTIBLE BONDS - 0.0%
Health care - 0.0%		$265	0.0%
TOTAL CONVERTIBLE BONDS (Cost $779)		$265

Total Stock Market Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CONVERTIBLE BONDS (continued)
Warrants 0.0%		$487	0.0%
TOTAL WARRANTS (Cost $18,985)		$487

SECURITIES LENDING COLLATERAL - 1.7%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	955,392	9,558,509	1.7%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $9,559,015)		$9,558,509
SHORT-TERM INVESTMENTS - 2.3%
Repurchase agreement - 2.3%
Repurchase Agreement with State
Street Corp. dated 12/31/2015 at
0.030% to be repurchased at
$13,177,044 on 01/04/2016,
collateralized by $13,530,000
U.S. Treasury Bonds, 3.000% due
05/15/2045 (valued at
$13,445,438, including interest)	$13,177,000	$13,177,000	2.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $13,177,000)		$13,177,000
Total Investments (Total Stock Market Index Trust)
(Cost $363,000,826) - 102.3%		$587,009,096	102.3%
Other assets and liabilities, net - (2.3%)		(13,139,345)	(2.3)%
TOTAL NET ASSETS - 100.0%		$573,869,751	100.0%

U.S. Equity Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.2%
Consumer discretionary - 19.4%
Amazon.com, Inc. (I)	42,271	$28,570,546	4.1%
Charter
Communications, Inc.,
Class A (I)(L)	125,200	22,924,120	3.3%
Chipotle Mexican Grill, Inc. (I)	11,800	5,662,230	0.8%
Comcast Corp., Class A	115,700	6,528,951	0.9%
Liberty Global PLC, Series A (I)	33,700	1,427,532	0.2%
Liberty Global PLC, Series C (I)	103,706	4,228,094	0.6%
Lowe’s Companies, Inc.	69,600	5,292,384	0.8%
NIKE, Inc., Class B	87,040	5,440,000	0.8%
Target Corp.	54,500	3,957,245	0.6%
The Home Depot, Inc.	156,000	20,631,000	2.9%
The TJX Companies, Inc.	46,600	3,304,406	0.5%
OTHER SECURITIES		29,208,136	3.9%
		137,174,644
Consumer staples - 8.7%
Costco Wholesale Corp.	24,300	3,924,450	0.5%
CVS Health Corp.	110,100	10,764,477	1.5%
Philip Morris International, Inc.	264,184	23,224,415	3.3%
OTHER SECURITIES		23,687,373	3.4%
		61,600,715
Energy - 7.1%
Chevron Corp.	263,571	23,710,847	3.4%
ConocoPhillips	163,500	7,633,815	1.1%
Valero Energy Corp.	137,800	9,743,838	1.4%

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Energy (continued)
OTHER SECURITIES		$8,700,133	1.2%
		49,788,633
Financials - 14.4%
ACE, Ltd.	31,200	3,645,720	0.5%
American International Group, Inc.	112,600	6,977,822	1.0%
Capital One Financial Corp.	62,700	4,525,686	0.7%
Citigroup, Inc.	242,400	12,544,200	1.8%
JPMorgan Chase & Co.	275,900	18,217,677	2.6%
The Charles Schwab Corp.	251,100	8,268,723	1.2%
The Goldman Sachs Group, Inc.	32,900	5,929,567	0.9%
The Travelers Companies, Inc.	59,100	6,670,026	1.0%
Wells Fargo & Company	94,300	5,126,148	0.7%
OTHER SECURITIES		29,588,711	4.0%
		101,494,280
Health care - 15.6%
Aetna, Inc.	54,500	5,892,540	0.8%
Anthem, Inc.	38,000	5,298,720	0.8%
Humana, Inc.	18,800	3,355,988	0.5%
Johnson & Johnson	286,400	29,419,008	4.2%
Pfizer, Inc.	276,100	8,912,508	1.3%
Puma Biotechnology, Inc. (I)	71,553	5,609,755	0.8%
UnitedHealth Group, Inc.	223,322	26,271,602	3.7%
OTHER SECURITIES		25,264,520	3.5%
		110,024,641
Industrials - 9.3%
3M Company	92,000	13,858,880	2.0%
Danaher Corp.	81,300	7,551,144	1.1%
Honeywell International, Inc.	71,900	7,446,683	1.1%
Illinois Tool Works, Inc.	58,541	5,425,580	0.8%
Northrop Grumman Corp.	19,500	3,681,795	0.5%
WABCO Holdings, Inc. (I)	49,500	5,061,870	0.7%
OTHER SECURITIES		22,415,658	3.1%
		65,441,610
Information technology - 18.9%
Accenture PLC, Class A	60,400	6,311,800	0.9%
Alphabet, Inc., Class A (I)	2,317	1,802,649	0.2%
Alphabet, Inc., Class C (I)	18,643	14,147,800	2.0%
Apple, Inc.	258,520	27,211,815	3.9%
Cisco Systems, Inc.	805,219	21,865,722	3.1%
EMC Corp.	233,800	6,003,984	0.8%
IBM Corp.	72,802	10,019,011	1.4%
PayPal Holdings, Inc. (I)	98,011	3,547,998	0.5%
QUALCOMM, Inc.	219,102	10,951,813	1.5%
Ubiquiti Networks, Inc. (I)(L)	147,144	4,662,993	0.7%
OTHER SECURITIES		26,772,458	3.9%
		133,298,043
Materials - 1.3%
LyondellBasell
Industries NV, Class A	46,800	4,066,920	0.6%
OTHER SECURITIES		5,089,113	0.7%
		9,156,033
Telecommunication services - 3.4%
Verizon Communications, Inc.	508,400	23,498,248	3.4%
OTHER SECURITIES		270,626	0.0%
		23,768,874
Utilities - 0.1%		673,915	0.1%
TOTAL COMMON STOCKS (Cost $653,567,170)		$692,421,388

U.S. Equity Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Rights 0.0%		$215	0.0%
TOTAL RIGHTS (Cost $1,554)		$215
SECURITIES LENDING COLLATERAL - 4.0%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	2,810,181	28,115,301	4.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $28,116,949)		$28,115,301
SHORT-TERM INVESTMENTS - 1.8%
U.S. Government - 1.4%
U.S. Treasury Bill
0.338%, 04/28/2016 *	$10,000,000	$9,991,620	1.4%
Money market funds - 0.4%		$2,477,309	0.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $12,466,230)		$12,468,929
Total Investments (U.S. Equity Trust)
(Cost $694,151,903) - 104.0%		$733,005,833	104.0%
Other assets and liabilities, net - (4.0%)		(28,133,079)	(4.0)%
TOTAL NET ASSETS - 100.0%		$704,872,754	100.0%

Utilities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 89.7%
Consumer discretionary - 8.1%
Charter
Communications, Inc.,
Class A (I) (L)	24,669	$4,516,894	1.3%
Comcast Corp., Class A	127,244	7,180,379	2.1%
Time Warner Cable, Inc.	43,028	7,985,567	2.3%
OTHER SECURITIES		8,109,250	2.4%
		27,792,090
Energy - 13.6%
Columbia Pipeline Partners LP	144,334	2,522,958	0.7%
Enbridge, Inc.	170,448	5,666,407	1.7%
Energy Transfer Equity LP	177,251	2,435,429	0.7%
Energy Transfer Partners LP	143,301	4,833,543	1.4%
Enterprise Products Partners LP	175,207	4,481,795	1.3%
EQT Midstream Partners LP	39,006	2,943,393	0.9%
Kinder Morgan, Inc.	262,716	3,919,723	1.1%
Plains GP Holdings LP, Class A	253,721	2,397,663	0.7%
Sunoco Logistics Partners LP	112,120	2,881,484	0.8%
The Williams Companies, Inc.	147,223	3,783,631	1.1%
Williams Partners LP	117,220	3,264,577	1.0%
OTHER SECURITIES		7,448,259	2.2%
		46,578,862
Financials - 1.6%
American Tower Corp.	56,913	5,517,715	1.6%
Telecommunication services - 10.6%
BT Group PLC	362,075	2,514,094	0.7%
Com Hem Holding AB	587,907	5,327,120	1.6%
Hellenic
Telecommunications
Organization SA	321,210	3,214,679	0.9%
KDDI Corp.	105,400	2,737,257	0.8%

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Telecommunication services (continued)
SBA
Communications Corp., Class A (I)	32,514	$3,416,246	1.0%
TDC A/S	543,379	2,705,505	0.8%
Verizon Communications, Inc.	73,580	3,400,868	1.0%
Vodafone Group PLC	1,299,828	4,215,039	1.2%
OTHER SECURITIES		8,748,510	2.6%
		36,279,318
Utilities - 55.8%
Abengoa Yield PLC (L)	193,934	3,740,987	1.1%
AES Corp.	851,016	8,144,223	2.4%
Ameren Corp.	111,610	4,824,900	1.4%
American Electric
Power Company, Inc.	165,127	9,621,950	2.8%
Calpine Corp. (I)	565,942	8,189,181	2.4%
China Resources Gas Group, Ltd.	1,334,000	3,975,724	1.2%
Dominion Resources, Inc.	46,430	3,140,525	0.9%
DTE Energy Company	49,411	3,962,268	1.2%
Dynegy, Inc. (I)	437,364	5,860,678	1.7%
Edison International	53,820	3,186,682	0.9%
EDP - Energias de Portugal SA	2,216,662	7,987,386	2.3%
EDP Renovaveis SA (L)	1,277,989	10,052,176	2.9%
Enel SpA	1,777,619	7,454,092	2.2%
Engie	252,719	4,476,465	1.3%
Exelon Corp.	499,207	13,862,978	4.0%
FirstEnergy Corp.	89,421	2,837,328	0.8%
NextEra Energy Partners LP	104,379	3,115,713	0.9%
NextEra Energy, Inc.	179,114	18,608,154	5.4%
NRG Energy, Inc.	513,668	6,045,872	1.8%
NRG Yield, Inc., Class A (L)	83,304	1,158,759	0.3%
NRG Yield, Inc., Class C (L)	117,502	1,734,330	0.5%
PG&E Corp.	108,715	5,782,551	1.7%
PPL Corp.	478,746	16,339,601	4.8%
Public Service Enterprise Group, Inc.	147,725	5,715,480	1.7%
Red Electrica Corp. SA	29,418	2,457,274	0.7%
Sempra Energy	127,729	12,007,803	3.5%
Xcel Energy, Inc.	71,167	2,555,607	0.7%
OTHER SECURITIES		14,767,263	4.3%
		191,605,950
TOTAL COMMON STOCKS (Cost $353,801,020)		$307,773,935
PREFERRED SECURITIES - 9.6%
Energy - 1.9%
Kinder Morgan, Inc., 9.750%	117,039	4,716,672	1.4%
OTHER SECURITIES		1,709,315	0.5%
		6,425,987
Financials - 0.7%
American Tower Corp., 5.500%	25,479	2,573,379	0.7%
Telecommunication services - 0.7%
Frontier
Communications Corp., 11.125%	27,143	2,485,756	0.7%
Utilities - 6.3%
Dominion Resources, Inc., 6.000%	59,617	3,199,644	0.9%
Dominion Resources, Inc., 6.125%	48,616	2,580,537	0.8%
Dominion Resources, Inc., 6.375%	57,415	2,760,513	0.8%
Dynegy, Inc., 5.375%	44,210	2,216,247	0.7%
Exelon Corp., 6.500%	172,024	6,961,811	2.0%
NextEra Energy, Inc., 5.799%	20,564	1,123,617	0.3%
NextEra Energy, Inc., 6.371%	31,141	1,645,179	0.5%

Utilities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED SECURITIES (continued)
Utilities (continued)
OTHER SECURITIES		$1,131,223	0.3%
		21,618,771
TOTAL PREFERRED
SECURITIES (Cost $39,568,036)		$33,103,893
CORPORATE BONDS - 0.1%
Consumer discretionary - 0.1%		$234,563	0.1%
TOTAL CORPORATE BONDS (Cost $225,000)		$234,563
SECURITIES LENDING COLLATERAL - 3.0%
John Hancock
Collateral Trust, 0.3070% (W) (Y)	1,032,207	10,327,025	3.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $10,327,482)		$10,327,025
SHORT-TERM INVESTMENTS - 0.1%
Repurchase agreement - 0.1%		$366,000	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $366,000)		$366,000
Total Investments (Utilities Trust)
(Cost $404,287,538) - 102.5%		$351,805,416	102.5%
Other assets and liabilities, net - (2.5%)		(8,563,377)	(2.5)%
TOTAL NET ASSETS - 100.0%		$343,242,039	100.0%

Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.2%
Consumer discretionary - 10.6%
Ascena Retail Group, Inc. (I)	909,489	$8,958,467	1.6%
Dana Holding Corp.	685,037	9,453,511	1.7%
DeVry Education Group, Inc.	454,126	11,493,929	2.1%
Johnson Controls, Inc.	416,203	16,435,857	3.0%
TEGNA, Inc.	479,908	12,247,252	2.2%
		58,589,016
Consumer staples - 3.1%
ConAgra Foods, Inc.	402,317	16,961,683	3.1%
Energy - 6.0%
Amec Foster Wheeler PLC	873,644	5,515,015	1.0%
Amec Foster Wheeler PLC, ADR	38,139	245,615	0.0%
Baker Hughes, Inc.	231,904	10,702,370	1.9%
Devon Energy Corp.	304,515	9,744,480	1.8%
The Williams Companies, Inc.	276,135	7,096,670	1.3%
		33,304,150
Financials - 27.6%
American Capital, Ltd. (I)	886,823	12,229,289	2.2%
Arthur J. Gallagher & Company	251,660	10,302,960	1.9%
BB&T Corp.	387,193	14,639,767	2.6%
Comerica, Inc.	320,520	13,407,352	2.4%
FNF Group	449,626	15,588,533	2.8%
Forest City
Enterprises, Inc., Class A (I)	821,764	18,021,285	3.3%
Marsh & McLennan Companies, Inc.	132,946	7,371,856	1.3%
Northern Trust Corp.	133,730	9,640,596	1.7%

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Financials (continued)
Stifel Financial Corp. (I)	291,770	$12,359,377	2.2%
Willis Towers Watson PLC (I)	350,284	17,013,294	3.1%
Wintrust Financial Corp.	284,677	13,812,528	2.5%
Zions Bancorporation	315,361	8,609,355	1.6%
		152,996,192
Health care - 8.7%
Brookdale Senior Living, Inc. (I)	253,991	4,688,674	0.8%
HealthSouth Corp.	427,583	14,884,164	2.7%
PerkinElmer, Inc.	262,125	14,042,036	2.5%
Universal Health
Services, Inc., Class B	124,895	14,923,704	2.7%
		48,538,578
Industrials - 16.6%
Babcock &
Wilcox Enterprises, Inc. (I)	319,389	6,665,648	1.2%
BWX Technologies, Inc.	245,942	7,813,577	1.4%
Clean Harbors, Inc. (I)	252,250	10,506,213	1.9%
Fluor Corp.	212,628	10,040,294	1.8%
Ingersoll-Rand PLC	217,408	12,020,488	2.2%
Masco Corp.	390,575	11,053,273	2.0%
Owens Corning	305,274	14,357,036	2.6%
Swift Transportation Company (I)	324,473	4,484,217	0.8%
Textron, Inc.	358,267	15,050,797	2.7%
		91,991,543
Information technology - 11.6%
Ciena Corp. (I)	614,900	12,722,281	2.3%
Citrix Systems, Inc. (I)	157,107	11,885,145	2.1%
Diebold, Inc.	292,182	8,791,756	1.6%
Keysight Technologies, Inc. (I)	405,847	11,497,646	2.1%
NetApp, Inc.	334,205	8,866,459	1.6%
Teradata Corp. (I)	400,766	10,588,238	1.9%
		64,351,525
Materials - 6.7%
Eagle Materials, Inc.	176,662	10,675,685	1.9%
Eastman Chemical Company	214,478	14,479,410	2.6%
W.R. Grace & Company (I)	122,443	12,194,098	2.2%
		37,349,193
Telecommunication services - 2.7%
Level 3 Communications, Inc. (I)	275,656	14,984,660	2.7%
Utilities - 2.6%
CenterPoint Energy, Inc.	232,376	4,266,423	0.8%
Edison International	173,418	10,268,080	1.8%
		14,534,503
TOTAL COMMON STOCKS (Cost $517,028,986)		$533,601,043
WARRANTS - 0.0%
HealthSouth Corp. (Expiration
Date: 01/17/2017) (I)(N)	7,454	13,389	0.0%
TOTAL WARRANTS (Cost $0)		$13,389
SHORT-TERM INVESTMENTS - 3.9%

Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Money market funds - 3.9%
State Street Institutional Liquid
Reserves Fund, 0.2259% (Y)	21,385,394	$21,385,394	3.9%
TOTAL SHORT-TERM
INVESTMENTS (Cost $21,385,394)		$21,385,394
Total Investments (Value Trust)
(Cost $538,414,380) - 100.1%		$554,999,826	100.1%
Other assets and liabilities, net - (0.1%)		(650,893)	(0.1)%
TOTAL NET ASSETS - 100.0%		$554,348,933	100.0%

Percentages are based upon net assets.

Footnotes

Key to Security Abbreviations and Legend

ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
Franklin	Franklin Advisers, Inc./Franklin Mutual Advisers, LLC
FTSE	Financial Times and Stock Exchange
GDR	Global Depositary Receipts
JHAM	John Hancock Asset Management
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipts
Templeton	Templeton Global Advisors Limited
(A)	The subadvisor is an affiliate of the advisor.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(G)	The portfolio’s subadvisor is shown parenthetically.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2015.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(R)	Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 10 of the Notes to Financial Statements.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2015.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust

Portfolio of investments — December 31, 2015 (showing percentage of total net assets)

Certain portfolios had the following country concentration as a percentage of net assets on 12-31-15:

Financial Industries Trust
United States	82.7%
United Kingdom	5.6%
Italy	3.4%
Bermuda	2.1%
Denmark	2.0%
Ireland	1.8%
Norway	0.8%
Puerto Rico	0.7%
Switzerland	0.5%
France	0.4%
Total	100.0%

Fundamental Large Cap Value Trust
United States	86.5%
Germany	3.0%
United Kingdom	2.5%
Switzerland	2.3%
Ireland	2.0%
South Korea	1.3%
Netherlands	1.3%
France	1.1%
Total	100.0%

Strategic Equity Allocation Trust
United States	67.7%
Japan	7.2%
United Kingdom	5.9%
Switzerland	3.2%
France	3.0%
Germany	2.8%
Australia	2.1%
Netherlands	1.1%
Ireland	1.0%
Spain	1.0%
Other countries	5.0%
Total	100.0%

Utilities Trust
United States	72.4%
Spain	5.3%
Italy	2.9%
Canada	2.8%
United Kingdom	2.6%
Portugal	2.3%
France	1.7%
Sweden	1.6%
Brazil	1.5%
Hong Kong	1.2%
Other countries	5.7%
Total	100.0%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2015

Assets	500 Index Trust B	All Cap Core Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Investments in unaffiliated issuers, at value	$3,468,730,135	$307,250,019	$654,223,868	$1,525,954,700
Investments in affiliated issuers, at value	18,328,438	7,158,232	24,233,672	—
Repurchase agreements, at value	62,595,000	—	9,100,000	—
Total investments, at value	3,549,653,573	314,408,251	687,557,540	1,525,954,700
Cash	1,338,585	—	10,323	—
Foreign currency, at value	—	—	19,551	—
Cash held at broker for futures contracts	3,620,000	258,954	—	—
Receivable for investments sold	—	877,015	1,850,167	414,700
Unrealized appreciation on forward foreign currency exchange contracts	—	—	91,546	—
Dividends and interest receivable	4,661,175	293,255	813,790	—
Receivable for securities lending income	12,896	17,876	51,841	—
Receivable for futures variation margin	—	61,445	—	—
Receivable due from advisor	52,349	—	—	—
Total assets	3,559,338,578	315,916,796	690,394,758	1,526,369,400

Liabilities
Due to custodian	—	877,015	—	—
Payable for investments purchased	2,167,546	—	952,670	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	151,380	—
Payable for fund shares repurchased	20,458,330	59,647	1,143,703	302,002
Payable upon return of securities loaned	18,345,725	7,168,079	24,245,663	—
Payable for futures variation margin	764,180	—	—	—
Payable to affiliates
Accounting and legal services fees	47,509	4,133	8,995	20,602
Trustees’ fees	4,602	396	838	1,955
Other liabilities and accrued expenses	184,914	42,894	73,032	46,311
Total liabilities	41,972,806	8,152,164	26,576,281	370,870
Net assets	$3,517,365,772	$307,764,632	$663,818,477	$1,525,998,530

Net assets consist of
Paid-in capital	$2,091,429,190	$493,996,246	$588,279,616	$922,051,601
Undistributed net investment income (loss)	14,483,964	797,812	1,139,410	—
Accumulated undistributed net realized gain (loss) on investments	(18,073,994)	(195,319,387)	49,032,582	148,686,351
Net unrealized appreciation (depreciation) on investments	1,429,526,612	8,289,961	25,366,869	455,260,578
Net assets	$3,517,365,772	$307,764,632	$663,818,477	$1,525,998,530
Investments in unaffiliated issuers, including repurchase agreements, at cost	$2,101,731,596	$299,021,210	$637,886,925	$1,070,694,122
Investments in affiliated issuers, at cost	$18,328,899	$7,158,525	$24,234,774	—
Foreign currency, at cost	—	—	$20,992	—
Securities loaned, unaffiliated issuers, at value	$17,841,780	$6,890,103	$22,850,384	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$2,024,127,673	$74,749,862	$634,895	$220,167,119
Shares outstanding	80,125,325	2,693,040	58,057	15,497,167
Net asset value, offering price and redemption price per share	$25.26	$27.76	$10.94	$14.21

Series II
Net assets	$51,453,190	$6,556,563	—	$1,167,592,941
Shares outstanding	2,034,900	236,691	—	82,189,196
Net asset value, offering price and redemption price per share	$25.29	$27.70	—	$14.21

Series III
Net assets	—	—	—	$138,238,470
Shares outstanding	—	—	—	9,733,129
Net asset value, offering price and redemption price per share	—	—	—	$14.20

Series NAV
Net assets	$1,441,784,909	$226,458,207	$663,183,582	—
Shares outstanding	57,085,659	8,156,153	60,568,421	—
Net asset value, offering price and redemption price per share	$25.26	$27.77	$10.95	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2015

Assets	American Global Growth Trust	American Growth Trust	American Growth- Income Trust	American International Trust
Investments in unaffiliated issuers, at value	$236,364,970	$904,984,829	$1,087,393,911	$535,806,217
Total investments, at value	236,364,970	904,984,829	1,087,393,911	535,806,217
Cash	154,523	—	—	—
Receivable for investments sold	4,251,092	19,143,767	16,631,322	—
Receivable for fund shares sold	12,392	—	—	2,044,552
Receivable due from advisor	6,664	—	—	—
Total assets	240,789,641	924,128,596	1,104,025,233	537,850,769

Liabilities
Payable for investments purchased	—	—	—	950,316
Payable for fund shares repurchased	4,245,914	19,082,897	16,562,848	1,055,654
Payable to affiliates
Accounting and legal services fees	3,206	12,342	14,877	7,200
Trustees’ fees	309	1,180	1,407	674
Other liabilities and accrued expenses	27,439	35,062	37,605	29,560
Total liabilities	4,276,868	19,131,481	16,616,737	2,043,404
Net assets	$236,512,773	$904,997,115	$1,087,408,496	$535,807,365

Net assets consist of
Paid-in capital	$203,190,525	$486,408,060	$657,916,213	$559,781,452
Accumulated undistributed net realized gain (loss) on investments	16,707,005	197,714,013	220,357,367	(86,132,403)
Net unrealized appreciation (depreciation) on investments	16,615,243	220,875,042	209,134,916	62,158,316
Net assets	$236,512,773	$904,997,115	$1,087,408,496	$535,807,365
Investments in unaffiliated issuers, including repurchase agreements, at cost	$219,749,727	$684,109,787	$878,258,995	$473,647,901

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$12,082,895	$103,535,769	$240,441,469	$98,157,365
Shares outstanding	785,735	4,286,516	11,363,927	5,657,453
Net asset value, offering price and redemption price per share	$15.38	$24.15	$21.16	$17.35

Series II
Net assets	$192,965,161	$707,386,191	$627,840,785	$394,942,981
Shares outstanding	12,574,920	29,380,070	29,722,876	22,778,679
Net asset value, offering price and redemption price per share	$15.35	$24.08	$21.12	$17.34

Series III
Net assets	$31,464,717	$94,075,155	$219,126,242	$42,707,019
Shares outstanding	2,051,460	3,909,097	10,374,509	2,470,025
Net asset value, offering price and redemption price per share	$15.34	$24.07	$21.12	$17.29

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2015

Assets	American New World Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust
Investments in unaffiliated issuers, at value	$77,041,135	$1,707,352,957	$949,226,757	$358,015,628
Investments in affiliated issuers, at value	—	25,048,000	41,782,496	—
Repurchase agreements, at value	—	—	3,466,000	285,000
Total investments, at value	77,041,135	1,732,400,957	994,475,253	358,300,628
Cash	—	—	911	1,838,336
Foreign currency, at value	—	—	—	57,156
Receivable for investments sold	103,605	3,358,050	—	2,290,315
Receivable for fund shares sold	37,976	—	288,089	12,240
Dividends and interest receivable	—	812,709	472,344	1,342,322
Receivable for securities lending income	—	5,968	9,018	970
Total assets	77,182,716	1,736,577,684	995,245,615	363,841,967

Liabilities
Payable for investments purchased	—	2,687,125	109,491	720,724
Payable for fund shares repurchased	135,915	1,111,441	—	164,911
Payable upon return of securities loaned	—	25,060,792	41,798,245	—
Written options, at value	—	—	—	1,209,463
Payable to affiliates
Accounting and legal services fees	895	22,690	12,697	4,882
Trustees’ fees	86	2,157	1,218	467
Other liabilities and accrued expenses	23,084	102,913	76,660	54,471
Total liabilities	159,980	28,987,118	41,998,311	2,154,918
Net assets	$77,022,736	$1,707,590,566	$953,247,304	$361,687,049

Net assets consist of
Paid-in capital	$91,970,838	$814,178,390	$522,790,225	$303,756,259
Undistributed net investment income (loss)	—	804,578	127,938	898,473
Accumulated undistributed net realized gain (loss) on investments	(2,811,831)	254,670,143	145,432,090	35,584,287
Net unrealized appreciation (depreciation) on investments	(12,136,271)	637,937,455	284,897,051	21,448,030
Net assets	$77,022,736	$1,707,590,566	$953,247,304	$361,687,049
Investments in unaffiliated issuers, including repurchase agreements, at cost	$89,177,406	$1,069,414,925	$667,795,419	$336,647,901
Investments in affiliated issuers, at cost	—	$25,048,110	$41,782,783	—
Foreign currency, at cost	—	—	—	$57,445
Premiums received on written options	—	—	—	$1,008,046
Securities loaned, unaffiliated issuers, at value	—	$24,398,732	$40,535,610	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$31,214,172	$311,042,984	$191,643,939	$1,309,933
Shares outstanding	2,824,018	9,585,019	13,577,104	114,192
Net asset value, offering price and redemption price per share	$11.05	$32.45	$14.12	$11.47

Series II
Net assets	$44,310,266	$136,255,095	$70,421,633	$316,497,368
Shares outstanding	4,010,616	4,265,058	5,103,648	27,676,022
Net asset value, offering price and redemption price per share	$11.05	$31.95	$13.80	$11.44

Series III
Net assets	$1,498,298	—	—	—
Shares outstanding	135,983	—	—	—
Net asset value, offering price and redemption price per share	$11.02	—	—	—

Series NAV
Net assets	—	$1,260,292,487	$691,181,732	$43,879,748
Shares outstanding	—	38,842,786	48,915,999	3,832,860
Net asset value, offering price and redemption price per share	—	$32.45	$14.13	$11.45

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2015

Assets	Core Strategy Trust	Emerging Markets Value Trust	Equity Income Trust	Financial Industries Trust
Investments in unaffiliated issuers, at value	$1,219	$660,457,350	$1,666,754,749	$158,025,414
Investments in affiliated issuers, at value	3,648,439,517	20,019,330	29,385,929	—
Repurchase agreements, at value	—	—	—	1,364,000
Total investments, at value	3,648,440,736	680,476,680	1,696,140,678	159,389,414
Cash	—	—	117,480	8,769,399
Foreign currency, at value	17,342	3,036,301	7	39
Receivable for investments sold	1,403,056	2,619,064	5,118,658	174,753
Receivable for fund shares sold	13,558	16,659	—	209
Dividends and interest receivable	112,888	305,782	3,311,419	191,935
Receivable for securities lending income	—	28,646	18,269	—
Other assets	—	18,477	—	—
Total assets	3,649,987,580	686,501,609	1,704,706,511	168,525,749

Liabilities
Payable for investments purchased	—	3,810,464	2,691,429	2,264
Payable for fund shares repurchased	1,301,550	—	2,307,527	1,158,691
Payable upon return of securities loaned	—	20,015,319	29,442,475	—
Payable to affiliates
Accounting and legal services fees	49,832	9,320	22,572	2,238
Trustees’ fees	4,648	868	2,128	213
Other liabilities and accrued expenses	81,043	173,218	103,654	38,176
Total liabilities	1,437,073	24,009,189	34,569,785	1,201,582
Net assets	$3,648,550,507	$662,492,420	$1,670,136,726	$167,324,167

Net assets consist of
Paid-in capital	$3,575,648,632	$895,092,916	$1,212,472,300	$163,594,430
Undistributed net investment income (loss)	—	2,075,886	8,009,663	1,403,659
Accumulated undistributed net realized gain (loss) on investments	146,149,866	(34,728,819)	144,762,846	(1,112,109)
Net unrealized appreciation (depreciation) on investments	(73,247,991)	(199,947,563)	304,891,917	3,438,187
Net assets	$3,648,550,507	$662,492,420	$1,670,136,726	$167,324,167
Investments in unaffiliated issuers, including repurchase agreements, at cost	$100,036	$860,402,314	$1,361,846,396	$155,951,068
Investments in affiliated issuers, at cost	$3,721,587,230	$20,020,094	$29,385,612	—
Foreign currency, at cost	$17,854	$3,038,156	$7	$40
Securities loaned, unaffiliated issuers, at value	—	$18,843,179	$28,490,722	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$121,903,198	$2,267,856	$262,116,480	$126,265,212
Shares outstanding	8,653,566	321,941	16,595,459	11,297,933
Net asset value, offering price and redemption price per share	$14.09	$7.04	$15.79	$11.18

Series II
Net assets	$3,370,960,652	$75,955	$138,478,763	$19,130,255
Shares outstanding	238,393,615	10,778	8,796,175	1,722,936
Net asset value, offering price and redemption price per share	$14.14	$7.05	$15.74	$11.10

Series NAV
Net assets	$155,686,657	$660,148,609	$1,269,541,483	$21,928,700
Shares outstanding	11,042,985	93,853,895	80,676,009	1,967,252
Net asset value, offering price and redemption price per share	$14.10	$7.03	$15.74	$11.15

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2015

Assets	Franklin Templeton Founding Allocation Trust	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Trust
Investments in unaffiliated issuers, at value	—	$1,620,791,042	$1,553,249,934	$582,809,619
Investments in affiliated issuers, at value	$1,048,771,579	—	—	8,076,007
Repurchase agreements, at value	—	2,301,000	4,435,000	—
Total investments, at value	1,048,771,579	1,623,092,042	1,557,684,934	590,885,626
Cash	—	3,292,405	6,343,303	901,350
Foreign currency, at value	—	—	256,912	122,070
Receivable for investments sold	283,677	—	—	190,755
Receivable for fund shares sold	—	152,424	70,383	4,080
Dividends and interest receivable	—	868,550	2,638,583	1,045,227
Receivable for securities lending income	—	—	—	62,188
Other assets	—	—	—	10,633
Total assets	1,049,055,256	1,627,405,421	1,566,994,115	593,221,929

Liabilities
Foreign capital gains tax payable	—	—	—	43,976
Payable for investments purchased	—	—	—	2,415,294
Payable for fund shares repurchased	252,044	1,376,640	4,138,225	198,630
Payable upon return of securities loaned	—	—	—	8,070,700
Payable to affiliates
Accounting and legal services fees	14,336	21,127	20,993	7,983
Trustees’ fees	1,333	2,165	2,157	767
Other liabilities and accrued expenses	51,955	107,121	106,989	93,327
Total liabilities	319,668	1,507,053	4,268,364	10,830,677
Net assets	$1,048,735,588	$1,625,898,368	$1,562,725,751	$582,391,252

Net assets consist of
Paid-in capital	$1,046,001,453	$1,198,635,913	$1,623,480,032	$726,085,615
Undistributed net investment income (loss)	—	5,434,945	5,803,892	1,016,695
Accumulated undistributed net realized gain (loss) on investments	(129,386,561)	205,129,610	(145,718,754)	(123,701,665)
Net unrealized appreciation (depreciation) on investments	132,120,696	216,697,900	79,160,581	(21,009,393)
Net assets	$1,048,735,588	$1,625,898,368	$1,562,725,751	$582,391,252
Investments in unaffiliated issuers, including repurchase agreements, at cost	—	$1,406,390,478	$1,478,508,123	$603,749,639
Investments in affiliated issuers, at cost	$916,650,883	—	—	$8,076,122
Foreign currency, at cost	—	—	$258,262	$123,365
Securities loaned, unaffiliated issuers, at value	—	—	—	$7,628,442

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$38,813,171	$168,006,092	$561,934,490	$146,620,852
Shares outstanding	3,259,583	7,532,726	32,766,458	8,166,903
Net asset value, offering price and redemption price per share	$11.91	$22.30	$17.15	$17.95

Series II
Net assets	$962,205,150	$52,274,336	$220,414,318	$45,876,736
Shares outstanding	80,681,677	2,351,599	12,763,279	2,565,312
Net asset value, offering price and redemption price per share	$11.93	$22.23	$17.27	$17.88

Series NAV
Net assets	$47,717,267	$1,405,617,940	$780,376,943	$389,893,664
Shares outstanding	4,008,732	62,745,348	45,490,908	21,738,460
Net asset value, offering price and redemption price per share	$11.90	$22.40	$17.15	$17.94

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2015

Assets	Health Sciences Trust	International Core Trust	International Equity Index Trust B	International Growth Stock Trust
Investments in unaffiliated issuers, at value	$371,861,026	$591,562,435	$574,404,769	$418,524,071
Investments in affiliated issuers, at value	—	4,193,948	6,631,688	—
Total investments, at value	371,861,026	595,756,383	581,036,457	418,524,071
Foreign currency, at value	53,066	50,826	7,419,159	667,564
Cash held at broker for futures contracts	—	—	2,445,849	—
Receivable for investments sold	645,713	493,477	1,153,258	—
Receivable for fund shares sold	165,311	21,268	1,117,622	—
Dividends and interest receivable	221,865	1,544,435	903,636	521,303
Receivable for securities lending income	—	47,199	16,621	—
Receivable due from advisor	—	—	68,532	—
Other assets	—	15,607	—	11,130
Total assets	372,946,981	597,929,195	594,161,134	419,724,068

Liabilities
Payable for investments purchased	7,106,396	33,954	39,806	—
Payable for fund shares repurchased	6,140	1,916	2,756,485	1,002,030
Payable upon return of securities loaned	—	4,174,902	6,628,025	—
Payable for interfund lending	—	—	12,259,308	—
Payable for futures variation margin	—	75,815	115,802	—
Written options, at value	48,967	—	—	—
Payable to affiliates
Accounting and legal services fees	4,894	8,265	8,154	5,714
Trustees’ fees	465	739	758	541
Other liabilities and accrued expenses	65,187	140,517	119,742	101,466
Total liabilities	7,232,049	4,436,108	21,928,080	1,109,751
Net assets	$365,714,932	$593,493,087	$572,233,054	$418,614,317

Net assets consist of
Paid-in capital	$207,674,431	$725,188,475	$517,649,195	$519,965,953
Undistributed net investment income (loss)	171,417	1,636,115	1,312,503	718,791
Accumulated undistributed net realized gain (loss) on investments	68,903,956	(99,682,163)	(10,104,867)	(145,680,922)
Net unrealized appreciation (depreciation) on investments	88,965,128	(33,649,340)	63,376,223	43,610,495
Net assets	$365,714,932	$593,493,087	$572,233,054	$418,614,317
Investments in unaffiliated issuers, including repurchase agreements, at cost	$282,943,499	$625,280,137	$511,038,289	$374,895,029
Investments in affiliated issuers, at cost	—	$4,193,936	$6,631,799	—
Foreign currency, at cost	$53,748	$50,827	$7,602,331	$675,771
Premiums received on written options	$97,421	—	—	—
Securities loaned, unaffiliated issuers, at value	—	$3,970,861	$6,273,954	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$145,769,001	$37,987,605	$263,322,186	$3,377,751
Shares outstanding	4,566,583	3,939,055	18,104,965	212,366
Net asset value, offering price and redemption price per share	$31.92	$9.64	$14.54	$15.91

Series II
Net assets	$101,923,440	$16,226,677	$15,582,146	$20,333,023
Shares outstanding	3,347,610	1,667,032	1,069,849	1,277,708
Net asset value, offering price and redemption price per share	$30.45	$9.73	$14.56	$15.91

Series NAV
Net assets	$118,022,491	$539,278,805	$293,328,722	$394,903,543
Shares outstanding	3,665,201	56,106,909	20,174,575	24,821,570
Net asset value, offering price and redemption price per share	$32.20	$9.61	$14.54	$15.91

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2015

Assets	International Small Company Trust	International Value Trust	Lifestyle Aggressive PS Series	Lifestyle Balanced PS Series
Investments in unaffiliated issuers, at value	$106,777,992	$817,590,568	$3,894,741	—
Investments in affiliated issuers, at value	1,638,532	29,483,001	17,002,292	$974,863,606
Total investments, at value	108,416,524	847,073,569	20,897,033	974,863,606
Cash	—	849,889	20,684	—
Foreign currency, at value	48,411	1,511,154	—	—
Receivable for investments sold	250,923	352,452	3,282	1,194,290
Receivable for fund shares sold	139,724	75,885	—	1,869
Dividends and interest receivable	175,056	1,053,650	—	—
Receivable for securities lending income	5,562	61,097	—	—
Receivable due from advisor	—	—	5,740	—
Other assets	19,803	16,037	2,206	—
Total assets	109,056,003	850,993,733	20,928,945	976,059,765

Liabilities
Foreign capital gains tax payable	—	52,953	—	—
Payable for investments purchased	4,756	1,124,634	12,959	—
Payable for fund shares repurchased	—	28,118	2,512	1,167,504
Payable upon return of securities loaned	1,640,632	29,462,992	—	—
Payable to affiliates
Accounting and legal services fees	1,465	11,444	286	13,229
Trustees’ fees	133	1,068	28	1,277
Other liabilities and accrued expenses	114,074	127,554	36,284	49,285
Total liabilities	1,761,060	30,808,763	52,069	1,231,295
Net assets	$107,294,943	$820,184,970	$20,876,876	$974,828,470

Net assets consist of
Paid-in capital	$450,689,974	$1,282,434,431	$21,271,041	$984,096,152
Undistributed net investment income (loss)	133,337	1,408,215	—	—
Accumulated undistributed net realized gain (loss) on investments	(343,893,967)	(368,028,293)	778,418	22,622,710
Net unrealized appreciation (depreciation) on investments	365,599	(95,629,383)	(1,172,583)	(31,890,392)
Net assets	$107,294,943	$820,184,970	$20,876,876	$974,828,470
Investments in unaffiliated issuers, including repurchase agreements, at cost	$106,407,667	$913,152,314	$4,226,211	—
Investments in affiliated issuers, at cost	$1,638,617	$29,483,732	$17,843,405	$1,006,753,998
Foreign currency, at cost	$48,611	$1,514,951	—	—
Securities loaned, unaffiliated issuers, at value	$1,545,999	$26,752,615	—	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$34,276,971	$76,872,208	$2,859,987	$29,642,646
Shares outstanding	2,829,612	6,782,198	231,988	2,181,525
Net asset value, offering price and redemption price per share	$12.11	$11.33	$12.33	$13.59

Series II
Net assets	$20,033,028	$58,669,831	$17,163,160	$900,694,750
Shares outstanding	1,655,386	5,179,745	1,391,945	66,156,007
Net asset value, offering price and redemption price per share	$12.10	$11.33	$12.33	$13.61

Series NAV
Net assets	$52,984,944	$684,642,931	$853,729	$44,491,074
Shares outstanding	4,374,969	60,856,892	69,264	3,276,985
Net asset value, offering price and redemption price per share	$12.11	$11.25	$12.33	$13.58

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2015

Assets	Lifestyle Conservative PS Series	Lifestyle Growth PS Series	Lifestyle Moderate PS Series	Mid Cap Index Trust
Investments in unaffiliated issuers, at value	—	—	—	$796,850,931
Investments in affiliated issuers, at value	$189,789,355	$1,973,718,650	$320,615,940	20,879,131
Repurchase agreements, at value	—	—	—	28,969,000
Total investments, at value	189,789,355	1,973,718,650	320,615,940	846,699,062
Cash	420	—	—	906
Cash held at broker for futures contracts	—	—	—	1,846,000
Receivable for investments sold	127,984	5,324,504	428,116	6,081,822
Receivable for fund shares sold	316	16,145	—	80,489
Dividends and interest receivable	—	—	—	766,291
Receivable for securities lending income	—	—	—	20,788
Receivable due from advisor	5,068	—	—	—
Total assets	189,923,143	1,979,059,299	321,044,056	855,495,358

Liabilities
Payable for investments purchased	—	—	—	1,443,767
Payable for fund shares repurchased	122,565	5,280,460	418,477	4,943,633
Payable upon return of securities loaned	—	—	—	20,840,491
Payable for futures variation margin	—	—	—	332,866
Payable to affiliates
Accounting and legal services fees	2,653	26,400	4,396	11,262
Trustees’ fees	245	2,621	417	1,087
Other liabilities and accrued expenses	38,464	63,083	40,260	65,702
Total liabilities	163,927	5,372,564	463,550	27,638,808
Net assets	$189,759,216	$1,973,686,735	$320,580,506	$827,856,550

Net assets consist of
Paid-in capital	$193,910,325	$1,988,630,667	$324,400,268	$548,657,286
Undistributed net investment income (loss)	26	—	—	2,738,517
Accumulated undistributed net realized gain (loss) on investments	2,027,226	59,793,455	6,391,161	78,445,360
Net unrealized appreciation (depreciation) on investments	(6,178,361)	(74,737,387)	(10,210,923)	198,015,387
Net assets	$189,759,216	$1,973,686,735	$320,580,506	$827,856,550
Investments in unaffiliated issuers, including repurchase agreements, at cost	—	—	—	$627,505,970
Investments in affiliated issuers, at cost	$195,967,716	$2,048,456,037	$330,826,863	$20,880,199
Securities loaned, unaffiliated issuers, at value	—	—	—	$19,974,727

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$8,299,774	$39,483,900	$8,671,029	$660,561,176
Shares outstanding	645,675	2,773,745	648,768	33,607,686
Net asset value, offering price and redemption price per share	$12.85	$14.23	$13.37	$19.66

Series II
Net assets	$180,767,210	$1,904,000,628	$304,314,008	$62,571,444
Shares outstanding	14,044,101	133,591,683	22,724,776	3,194,893
Net asset value, offering price and redemption price per share	$12.87	$14.25	$13.39	$19.58

Series NAV
Net assets	$692,232	$30,202,207	$7,595,469	$104,723,930
Shares outstanding	53,888	2,122,877	568,515	5,328,895
Net asset value, offering price and redemption price per share	$12.85	$14.23	$13.36	$19.65

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2015

Assets	Mid Cap Stock Trust	Mid Value Trust	Mutual Shares Trust	Real Estate Securities Trust
Investments in unaffiliated issuers, at value	$757,535,026	$748,619,536	$515,990,832	$406,987,267
Investments in affiliated issuers, at value	61,295,344	14,065,493	3,977,019	—
Repurchase agreements, at value	14,500,000	—	—	1,020,000
Total investments, at value	833,330,370	762,685,029	519,967,851	408,007,267
Cash	17,078	34,625	1,733,080	295
Foreign currency, at value	16	59,992	575,376	459
Receivable for investments sold	1,062,663	168,802	376,505	5,832,157
Unrealized appreciation on forward foreign currency exchange contracts	—	—	2,308,099	—
Receivable for fund shares sold	—	—	252,490	59,632
Dividends and interest receivable	137,846	890,811	1,292,338	2,697,819
Receivable for securities lending income	90,388	9,579	1,252	—
Other assets	—	—	1,076,740	—
Total assets	834,638,361	763,848,838	527,583,731	416,597,629

Liabilities
Payable for investments purchased	4,496,322	1,246,499	729,452	1,075,189
Unrealized depreciation on forward foreign currency exchange contracts	—	—	363,304	—
Payable for fund shares repurchased	1,977,404	5,302,309	82,674	629,723
Payable upon return of securities loaned	61,308,655	14,064,199	3,977,200	—
Payable to affiliates
Accounting and legal services fees	10,413	10,159	7,085	5,861
Trustees’ fees	961	959	664	517
Other liabilities and accrued expenses	74,172	63,703	73,204	50,133
Total liabilities	67,867,927	20,687,828	5,233,583	1,761,423
Net assets	$766,770,434	$743,161,010	$522,350,148	$414,836,206

Net assets consist of
Paid-in capital	$652,053,566	$611,075,070	$421,127,597	$852,339,856
Undistributed net investment income (loss)	—	3,029,875	8,664,665	3,329,550
Accumulated undistributed net realized gain (loss) on investments	50,917,504	86,002,898	44,595,189	(454,952,310)
Net unrealized appreciation (depreciation) on investments	63,799,364	43,053,167	47,962,697	14,119,110
Net assets	$766,770,434	$743,161,010	$522,350,148	$414,836,206
Investments in unaffiliated issuers, including repurchase agreements, at cost	$708,232,137	$705,564,905	$469,288,147	$393,888,049
Investments in affiliated issuers, at cost	$61,298,869	$14,065,874	$3,977,185	—
Foreign currency, at cost	$16	$59,707	$577,759	$552
Securities loaned, unaffiliated issuers, at value	$59,292,990	$13,562,663	$3,788,126	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$169,847,789	$276,169,536	$172,207,741	$89,501,785
Shares outstanding	11,198,014	25,767,344	14,638,310	4,951,340
Net asset value, offering price and redemption price per share	$15.17	$10.72	$11.76	$18.08

Series II
Net assets	$91,165,301	$59,382,180	—	$54,820,532
Shares outstanding	6,290,804	5,534,863	—	3,027,737
Net asset value, offering price and redemption price per share	$14.49	$10.73	—	$18.11

Series NAV
Net assets	$505,757,344	$407,609,294	$350,142,407	$270,513,889
Shares outstanding	33,022,910	38,200,687	29,767,896	15,056,298
Net asset value, offering price and redemption price per share	$15.32	$10.67	$11.76	$17.97

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2015

Assets	Science & Technology Trust	Small Cap Growth Trust	Small Cap Index Trust	Small Cap Opportunities Trust
Investments in unaffiliated issuers, at value	$480,453,486	$410,138,746	$410,139,463	$218,291,569
Investments in affiliated issuers, at value	22,375,717	58,832,969	34,428,142	7,262,089
Repurchase agreements, at value	30,707,000	21,800,000	4,099,000	—
Total investments, at value	533,536,203	490,771,715	448,666,605	225,553,658
Cash	983	90,875	2,072	—
Foreign currency, at value	1,193,966	9	—	—
Cash held at broker for futures contracts	—	—	1,324,000	—
Receivable for investments sold	2,657,077	2,140,343	—	658,747
Receivable for fund shares sold	135,077	—	58,970	14,531
Dividends and interest receivable	128,033	224,479	617,284	190,695
Receivable for securities lending income	15,020	59,186	79,758	8,627
Total assets	537,666,359	493,286,607	450,748,689	226,426,258

Liabilities
Payable for investments purchased	1,393,904	6,986,686	—	594,880
Payable for fund shares repurchased	2,737,614	1,875,127	2,485,276	21,387
Payable upon return of securities loaned	22,384,300	58,846,026	34,394,330	7,264,429
Payable for futures variation margin	—	—	87,239	—
Payable to affiliates
Accounting and legal services fees	6,724	5,674	5,705	2,887
Trustees’ fees	650	528	549	286
Other liabilities and accrued expenses	58,979	51,792	47,241	40,173
Total liabilities	26,582,171	67,765,833	37,020,340	7,924,042
Net assets	$511,084,188	$425,520,774	$413,728,349	$218,502,216

Net assets consist of
Paid-in capital	$416,312,621	$391,275,233	$294,016,049	$186,470,788
Undistributed net investment income (loss)	—	866	1,322,274	934,740
Accumulated undistributed net realized gain (loss) on investments	58,739,746	32,864,286	28,294,306	18,586,703
Net unrealized appreciation (depreciation) on investments	36,031,821	1,380,389	90,095,720	12,509,985
Net assets	$511,084,188	$425,520,774	$413,728,349	$218,502,216
Investments in unaffiliated issuers, including repurchase agreements, at cost	$475,071,390	$430,554,301	$324,146,563	$205,781,436
Investments in affiliated issuers, at cost	$22,375,743	$58,835,953	$34,429,763	$7,262,237
Foreign currency, at cost	$1,251,190	$9	—	—
Securities loaned, unaffiliated issuers, at value	$21,556,668	$57,009,109	$32,969,490	$7,034,951

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$436,981,393	$95,953,857	$286,390,694	$93,893,717
Shares outstanding	18,372,677	11,145,506	21,565,814	3,264,682
Net asset value, offering price and redemption price per share	$23.78	$8.61	$13.28	$28.76

Series II
Net assets	$44,884,255	$32,283,073	$40,063,591	$38,666,371
Shares outstanding	1,944,015	3,903,270	3,029,836	1,363,685
Net asset value, offering price and redemption price per share	$23.09	$8.27	$13.22	$28.35

Series NAV
Net assets	$29,218,540	$297,283,844	$87,274,064	$85,942,128
Shares outstanding	1,219,580	34,218,630	6,566,325	3,001,560
Net asset value, offering price and redemption price per share	$23.96	$8.69	$13.29	$28.63

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2015

Assets	Small Cap Value Trust	Small Company Growth Trust	Small Company Value Trust	Strategic Equity Allocation Trust
Investments in unaffiliated issuers, at value	$632,448,493	$111,663,473	$295,697,649	$9,658,165,362
Investments in affiliated issuers, at value	8,063,376	1,945,069	7,404,764	126,089,162
Repurchase agreements, at value	21,400,000	—	—	244,947,000
Total investments, at value	661,911,869	113,608,542	303,102,413	10,029,201,524
Cash	56,589	—	—	1,564,221
Foreign currency, at value	—	—	—	8,356,344
Cash held at broker for futures contracts	—	—	—	21,580,000
Receivable for investments sold	195,624	34,411	715,883	5,360,715
Receivable for fund shares sold	—	—	3,578	—
Dividends and interest receivable	803,420	43,319	531,751	15,625,134
Receivable for securities lending income	1,605	6,361	6,092	185,951
Total assets	662,969,107	113,692,633	304,359,717	10,081,873,889

Liabilities
Payable for investments purchased	747,242	—	1,226,218	4,717,342
Payable for fund shares repurchased	2,655,195	—	61,069	1,540,265
Payable upon return of securities loaned	8,064,100	1,945,050	7,407,035	126,176,225
Payable for futures variation margin	—	—	—	3,278,057
Payable to affiliates
Accounting and legal services fees	8,708	1,474	3,957	135,533
Trustees’ fees	849	140	383	12,840
Other liabilities and accrued expenses	58,967	34,192	42,328	663,404
Total liabilities	11,535,061	1,980,856	8,740,990	136,523,666
Net assets	$651,434,046	$111,711,777	$295,618,727	$9,945,350,223

Net assets consist of
Paid-in capital	$459,768,490	$77,557,212	$198,249,222	$7,849,454,786
Undistributed net investment income (loss)	1,114,920	—	743,596	31,089,693
Accumulated undistributed net realized gain (loss) on investments	80,062,376	16,041,370	40,576,204	162,458,898
Net unrealized appreciation (depreciation) on investments	110,488,260	18,113,195	56,049,705	1,902,346,846
Net assets	$651,434,046	$111,711,777	$295,618,727	$9,945,350,223
Investments in unaffiliated issuers, including repurchase agreements, at cost	$543,357,058	$93,550,312	$239,647,787	$8,001,798,308
Investments in affiliated issuers, at cost	$8,063,530	$1,945,035	$7,404,921	$126,090,224
Foreign currency, at cost	—	—	—	$8,284,059
Securities loaned, unaffiliated issuers, at value	$7,788,387	$1,870,072	$7,227,976	$121,098,674

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$323,438,732	—	$59,582,909	—
Shares outstanding	15,933,861	—	3,027,454	—
Net asset value, offering price and redemption price per share	$20.30	—	$19.68	—

Series II
Net assets	$35,994,733	—	$49,067,937	—
Shares outstanding	1,780,829	—	2,526,520	—
Net asset value, offering price and redemption price per share	$20.21	—	$19.42	—

Series NAV
Net assets	$292,000,581	$111,711,777	$186,967,881	$9,945,350,223
Shares outstanding	14,422,663	4,127,966	9,521,560	618,218,736
Net asset value, offering price and redemption price per share	$20.25	$27.06	$19.64	$16.09

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Assets and Liabilities — December 31, 2015

Assets	Total Stock Market Index Trust	U.S. Equity Trust	Utilities Trust	Value Trust
Investments in unaffiliated issuers, at value	$564,273,587	$704,890,532	$341,112,391	$554,999,826
Investments in affiliated issuers, at value	9,558,509	28,115,301	10,327,025	—
Repurchase agreements, at value	13,177,000	—	366,000	—
Total investments, at value	587,009,096	733,005,833	351,805,416	554,999,826
Cash	540,537	5,690	2,355,100	62,985
Foreign currency, at value	—	—	2,768	1,456,608
Cash held at broker for futures contracts	1,525,000	27,000	—	—
Receivable for investments sold	832	442,559	1,573,154	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	1,582,663	—
Receivable for fund shares sold	151,117	—	18,397	42,369
Dividends and interest receivable	745,156	634,470	762,219	870,739
Receivable for securities lending income	16,947	62,888	13,487	—
Total assets	589,988,685	734,178,440	358,113,204	557,432,527

Liabilities
Payable for investments purchased	—	754,746	1,542,691	214,757
Unrealized depreciation on forward foreign currency exchange contracts	—	—	55,625	—
Payable for fund shares repurchased	6,351,588	298,746	2,875,252	2,806,243
Payable upon return of securities loaned	9,562,371	28,138,125	10,342,892	—
Payable for futures variation margin	140,440	39,360	—	—
Payable to affiliates
Accounting and legal services fees	7,787	9,605	4,858	7,412
Trustees’ fees	749	888	454	742
Other liabilities and accrued expenses	55,999	64,216	49,393	54,440
Total liabilities	16,118,934	29,305,686	14,871,165	3,083,594
Net assets	$573,869,751	$704,872,754	$343,242,039	$554,348,933

Net assets consist of
Paid-in capital	$343,406,850	$610,293,578	$379,137,584	$491,246,094
Undistributed net investment income (loss)	2,482,187	1,992,785	9,713,722	1,190,450
Accumulated undistributed net realized gain (loss) on investments	3,982,346	53,684,688	5,352,726	45,397,138
Net unrealized appreciation (depreciation) on investments	223,998,368	38,901,703	(50,961,993)	16,515,251
Net assets	$573,869,751	$704,872,754	$343,242,039	$554,348,933
Investments in unaffiliated issuers, including repurchase agreements, at cost	$353,441,811	$666,034,954	$393,960,056	$538,414,380
Investments in affiliated issuers, at cost	$9,559,015	$28,116,949	$10,327,482	—
Foreign currency, at cost	—	—	$2,775	$1,521,735
Securities loaned, unaffiliated issuers, at value	$9,259,709	$27,258,055	$10,108,190	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$439,704,062	$122,286,682	$297,771,484	$493,482,516
Shares outstanding	24,964,534	6,399,948	24,715,744	24,481,547
Net asset value, offering price and redemption price per share	$17.61	$19.11	$12.05	$20.16

Series II
Net assets	$35,333,980	$6,460,872	$15,164,997	$25,761,949
Shares outstanding	2,012,286	338,157	1,270,716	1,283,359
Net asset value, offering price and redemption price per share	$17.56	$19.11	$11.93	$20.07

Series NAV
Net assets	$98,831,709	$576,125,200	$30,305,558	$35,104,468
Shares outstanding	5,612,920	30,144,767	2,518,624	1,744,114
Net asset value, offering price and redemption price per share	$17.61	$19.11	$12.03	$20.13

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2015

Investment income	500 Index Trust B	All Cap Core Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Dividends	$76,087,966	$5,876,520	$10,638,131	$29,608,386
Securities lending	173,462	181,096	597,239	—
Interest	6,078	4,142	24,333	—
Less foreign taxes withheld	(4,727)	(4,248)	(181,914)	—
Total investment income	76,262,779	6,057,510	11,077,789	29,608,386

Expenses
Investment management fees	16,405,870	2,590,805	6,989,248	—
Series I distribution and service fees	995,350	39,851	374	1,351,912
Series II distribution and service fees	136,369	16,857	—	9,390,320
Series III distribution and service fees	—	—	—	367,798
Accounting and legal services fees	444,459	41,729	90,679	202,550
Professional fees	76,673	39,747	61,857	45,214
Printing and postage	93,800	7,150	11,962	43,037
Custodian fees	409,884	39,329	118,306	11,383
Trustees’ fees	52,604	5,020	10,924	24,271
Registration and filing fees	8,717	7,019	7,366	7,654
Other	44,110	10,385	14,280	14,784
Total expenses before reductions	18,667,836	2,797,892	7,304,996	11,458,923
Less expense reductions	(8,646,933)	(25,683)	(274,149)	(124,495)
Net expenses	10,020,903	2,772,209	7,030,847	11,334,428
Net investment income (loss)	66,241,876	3,285,301	4,046,942	18,273,958

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	42,791,539	28,595,684	59,168,494 [1]	91,827,312
Investments in affiliated Issuers	(700)	(1,350)	(2,486)	—
Capital gain distributions received from unaffiliated issuers	—	—	—	114,844,208
Futures contracts	6,539,655	266,976	—	—
Written options	—	—	5,838	—
	49,330,494	28,861,310	59,171,846	206,671,520

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(73,542,158)	(21,926,479)	(59,727,234)[2]	(208,798,561)
Investments in affiliated issuers	(169)	442	292	—
Futures contracts	(1,491,114)	(67,215)	—	—
Written options	—	—	(4,478)	—
	(75,033,441)	(21,993,252)	(59,731,420)	(208,798,561)
Net realized and unrealized gain (loss)	(25,702,947)	6,868,058	(559,574)	(2,127,041)

Increase (decrease) in net assets from operations	$40,538,929	$10,153,359	$3,487,368	$16,146,917

1	Net of foreign taxes of $77,604.
2	Net of $30,195 decrease in deferred foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2015

Investment income	American Global Growth Trust	American Growth Trust	American Growth-Income Trust	American International Trust
Dividends	$3,111,092	$8,100,113	$17,816,774	$9,951,728
Total investment income	3,111,092	8,100,113	17,816,774	9,951,728

Expenses
Series I distribution and service fees	60,763	701,495	1,543,908	563,032
Series II distribution and service fees	1,533,248	5,789,465	5,177,612	3,316,091
Series III distribution and service fees	86,180	256,236	599,207	118,642
Accounting and legal services fees	31,067	123,431	147,933	72,767
Professional fees	28,225	35,059	37,378	30,284
Printing and postage	6,591	23,753	29,211	13,823
Custodian fees	11,383	11,383	11,383	11,383
Trustees’ fees	3,675	14,802	17,775	8,705
Registration and filing fees	7,955	7,767	7,647	7,761
Other	4,612	10,307	11,727	7,421
Total expenses before reductions	1,773,699	6,973,698	7,583,781	4,149,909
Less expense reductions	(218,025)	(412,709)	(323,691)	(86,457)
Net expenses	1,555,674	6,560,989	7,260,090	4,063,452
Net investment income (loss)	1,555,418	1,539,124	10,556,684	5,888,276

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	18,145,244	68,776,300	102,373,047	16,058,191
Capital gain distributions received from unaffiliated issuers	23,771,458	205,373,288	171,759,863	32,564,941
	41,916,702	274,149,588	274,132,910	48,623,132

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(27,468,819)	(212,111,463)	(267,963,580)	(77,848,219)
	(27,468,819)	(212,111,463)	(267,963,580)	(77,848,219)
Net realized and unrealized gain (loss)	14,447,883	62,038,125	6,169,330	(29,225,087)

Increase (decrease) in net assets from operations	$16,003,301	$63,577,249	$16,726,014	($23,336,811)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2015

Investment income	American New World Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust
Dividends	$586,785	$14,888,637	$7,790,703	$3,815,762
Securities lending	—	62,016	97,542	4,704
Interest	—	5,423	175	3,484,943
Less foreign taxes withheld	—	(6,132)	(140,965)	(22,142)
Total investment income	586,785	14,949,944	7,747,455	7,283,267

Expenses
Investment management fees	—	13,679,364	7,040,117	3,010,789
Series I distribution and service fees	123,546	158,762	98,749	1,991
Series II distribution and service fees	370,254	344,184	180,756	820,931
Series III distribution and service fees	4,169	—	—	—
Accounting and legal services fees	8,928	218,677	125,474	46,453
Professional fees	24,204	53,695	52,311	54,222
Printing and postage	1,860	63,582	25,084	9,763
Custodian fees	11,383	211,492	126,716	53,062
Trustees’ fees	1,066	25,943	15,000	5,503
Registration and filing fees	7,753	9,120	7,775	7,764
Other	3,512	25,213	26,021	9,925
Total expenses before reductions	556,675	14,790,032	7,698,003	4,020,403
Less expense reductions	(5,492)	(664,031)	(77,171)	(150,826)
Net expenses	551,183	14,126,001	7,620,832	3,869,577
Net investment income (loss)	35,602	823,943	126,623	3,413,690

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	(109,436)	256,059,291	146,071,102	35,437,931
Investments in affiliated issuers	—	159	(1,740)	(54)
Capital gain distributions received from unaffiliated issuers	4,009,211	—	—	—
Futures contracts	—	—	—	1,099,289
Written options	—	—	—	(82,479)
	3,899,775	256,059,450	146,069,362	36,454,687

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(6,594,538)	(69,699,684)	(33,722,420)	(22,573,583)
Investments in affiliated issuers	—	(268)	(287)	—
Futures contracts	—	—	—	(170,968)
Written options	—	—	—	1,250,234
	(6,594,538)	(69,699,952)	(33,722,707)	(21,494,317)
Net realized and unrealized gain (loss)	(2,694,763)	186,359,498	112,346,655	14,960,370

Increase (decrease) in net assets from operations	($2,659,161)	$187,183,441	$112,473,278	$18,374,060

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2015

Investment income	Core Strategy Trust	Emerging Markets Value Trust	Equity Income Trust	Financial Industries Trust
Dividends	—	$23,536,723	$50,118,620	$4,225,844
Income distributions received from affiliated underlying issuers	$84,540,084	—	—	—
Securities lending	—	396,070	625,142	16,108
Interest	—	5,359	53,729	51,091
Less foreign taxes withheld	(830)	(2,451,926)	(432,989)	(61,869)
Total investment income	84,539,254	21,486,226	50,364,502	4,231,174

Expenses
Investment management fees	1,594,686	7,410,406	14,343,355	1,308,015
Series I distribution and service fees	65,020	1,382	147,561	64,728
Series II distribution and service fees	8,933,462	126	386,972	51,770
Accounting and legal services fees	482,564	97,149	228,498	21,555
Professional fees	10,556	83,071	55,214	43,792
Printing and postage	68,850	14,025	51,864	4,720
Custodian fees	14,783	490,090	217,186	26,414
Trustees’ fees	57,486	11,782	27,708	2,590
Registration and filing fees	5,992	18,728	8,533	7,661
Other	22,361	18,845	28,789	8,481
Total expenses before reductions	11,255,760	8,145,604	15,495,680	1,539,726
Less expense reductions	—	(59,745)	(697,074)	(13,234)
Net expenses	11,255,760	8,085,859	14,798,606	1,526,492
Net investment income (loss)	73,283,494	13,400,367	35,565,896	2,704,682

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	40,330	(21,277,835)	161,221,159	(997,850)
Investments in affiliated issuers	52,606,961	(3,490)	(2,869)	(54)
Capital gain distributions received from affiliated issuers	98,837,156	—	—	—
	151,484,447	(21,281,325)	161,218,290	(997,904)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(13,445)	(145,119,772)[1]	(320,564,073)	(6,804,246)
Investments in affiliated issuers	(234,354,062)	1,048	1,638	—
	(234,367,507)	(145,118,724)	(320,562,435)	(6,804,246)
Net realized and unrealized gain (loss)	(82,883,060)	(166,400,049)	(159,344,145)	(7,802,150)

Increase (decrease) in net assets from operations	($9,599,566)	($152,999,682)	($123,778,249)	($5,097,468)

1	Net of $159,147 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2015

Investment income	Franklin Templeton Founding Allocation Trust	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Trust
Dividends	—	$17,863,949	$31,875,904	$18,491,991
Income distributions received from affiliated underlying issuers	$32,296,109	—	—	—
Securities lending	—	—	—	607,296
Interest	—	16,764	—	1,946
Less foreign taxes withheld	—	(157,843)	(479,050)	(1,188,053)
Total investment income	32,296,109	17,722,870	31,396,854	17,913,180

Expenses
Investment management fees	521,299	11,365,161	10,582,969	5,377,643
Series I distribution and service fees	21,522	82,958	298,182	83,892
Series II distribution and service fees	2,721,510	141,307	617,198	138,045
Accounting and legal services fees	146,852	209,558	210,884	82,713
Professional fees	57,504	55,126	49,647	74,003
Printing and postage	29,863	37,896	38,775	18,840
Custodian fees	11,383	215,826	278,430	241,091
Trustees’ fees	17,722	24,983	25,210	9,984
Registration and filing fees	8,397	9,292	8,548	22,171
Other	11,873	24,146	22,923	14,580
Total expenses before reductions	3,547,925	12,166,253	12,132,766	6,062,962
Less expense reductions	—	(129,038)	(129,817)	(114,421)
Net expenses	3,547,925	12,037,215	12,002,949	5,948,541
Net investment income (loss)	28,748,184	5,685,655	19,393,905	11,964,639

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	—	204,568,989	51,501,978	49,102,171
Investments in affiliated issuers	13,791,235	—	—	(2,968)
Capital gain distributions received from affiliated issuers	35,693,508	—	—	—
	49,484,743	204,568,989	51,501,978	49,099,203

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	—	(142,540,013)	(84,114,069)	(99,580,538)[1]
Investments in affiliated issuers	(144,978,724)	—	—	779
	(144,978,724)	(142,540,013)	(84,114,069)	(99,579,759)
Net realized and unrealized gain (loss)	(95,493,981)	62,028,976	(32,612,091)	(50,480,556)

Increase (decrease) in net assets from operations	($66,745,797)	$67,714,631	($13,218,186)	($38,515,917)

1	Net of $43,976 increase in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2015

Investment income	Health Sciences Trust	International Core Trust	International Equity Index Trust B	International Growth Stock Trust
Dividends	$4,242,720	$24,753,106	$19,879,192	$12,299,424
Securities lending	—	668,066	365,498	—
Interest	19,706	7,797	5,860	372
Less foreign taxes withheld	(33,368)	(2,885,000)	(2,409,571)	(1,178,929)
Total investment income	4,229,058	22,543,969	17,840,979	11,120,867

Expenses
Investment management fees	3,720,405	5,981,401	3,388,980	3,698,621
Series I distribution and service fees	77,177	21,669	142,829	1,434
Series II distribution and service fees	278,327	45,027	49,049	53,874
Accounting and legal services fees	47,896	85,039	79,537	58,237
Professional fees	51,174	83,856	66,729	89,514
Printing and postage	9,747	14,513	20,621	9,677
Custodian fees	54,520	326,563	222,915	177,261
Trustees’ fees	5,660	10,106	9,410	6,973
Registration and filing fees	7,801	15,105	15,396	11,329
Other	9,552	11,866	75,284	10,715
Total expenses before reductions	4,262,259	6,595,145	4,070,750	4,117,635
Less expense reductions	(212,202)	(52,309)	(1,716,649)	(35,866)
Net expenses	4,050,057	6,542,836	2,354,101	4,081,769
Net investment income (loss)	179,001	16,001,133	15,486,878	7,039,098

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	69,621,700	(38,238,436)	(913,983)	15,683,910
Investments in affiliated issuers	—	(1,914)	(1,455)	—
Futures contracts	—	(350,182)	(1,694,879)	—
Written options	(101,250)	—	—	—
	69,520,450	(38,590,532)	(2,610,317)	15,683,910

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(28,224,084)	(2,452,351)	(50,859,879)	(29,510,046)
Investments in affiliated issuers	—	119	778	—
Futures contracts	—	121,556	119,419	—
Written options	(22,167)	—	—	—
	(28,246,251)	(2,330,676)	(50,739,682)	(29,510,046)
Net realized and unrealized gain (loss)	41,274,199	(40,921,208)	(53,349,999)	(13,826,136)

Increase (decrease) in net assets from operations	$41,453,200	($24,920,075)	($37,863,121)	($6,787,038)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2015

Investment income	International Small Company Trust	International Value Trust	Lifestyle Aggressive PS Series	Lifestyle Balanced PS Series
Dividends	$3,146,692	$28,612,873	$86,952	—
Income distributions received from affiliated underlying issuers	—	—	338,111	$24,517,343
Securities lending	89,382	982,018	—	—
Interest	—	2,128	—	—
Less foreign taxes withheld	(380,810)	(2,878,281)	—	—
Total investment income	2,855,264	26,718,738	425,063	24,517,343

Expenses
Investment management fees	1,039,809	7,675,191	28,092	412,677
Series I distribution and service fees	18,389	45,173	1,347	14,667
Series II distribution and service fees	53,515	175,046	46,988	2,348,033
Accounting and legal services fees	13,719	119,497	2,790	125,793
Professional fees	50,874	86,667	36,775	48,157
Printing and postage	2,475	26,348	549	30,759
Custodian fees	155,459	366,005	11,383	11,383
Trustees’ fees	1,627	14,294	334	14,901
Registration and filing fees	13,330	16,073	6,946	3,731
Other	7,958	13,024	3,102	8,492
Total expenses before reductions	1,357,155	8,537,318	138,306	3,018,593
Less expense reductions	(8,390)	(73,594)	(52,955)	(50,272)
Net expenses	1,348,765	8,463,724	85,351	2,968,321
Net investment income (loss)	1,506,499	18,255,014	339,712	21,549,022

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	6,024,467	(16,704,582)	92,170	—
Investments in affiliated issuers	(152)	(3,906)	38,090	4,888,612
Capital gain distributions received from affiliated issuers	—	—	678,686	18,468,735
	6,024,315	(16,708,488)	808,946	23,357,347

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(763,111)	(60,322,610)[1]	(418,359)	—
Investments in affiliated issuers	33	(567)	(1,117,259)	(46,941,323)
	(763,078)	(60,323,177)	(1,535,618)	(46,941,323)
Net realized and unrealized gain (loss)	5,261,237	(77,031,665)	(726,672)	(23,583,976)

Increase (decrease) in net assets from operations	$6,767,736	($58,776,651)	($386,960)	($2,034,954)

1	Net of $118,755 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2015

Investment income	Lifestyle Conservative PS Series	Lifestyle Growth PS Series	Lifestyle Moderate PS Series	Mid Cap Index Trust
Dividends	—	—	—	$13,348,293
Income distributions received from affiliated underlying issuers	$5,420,410	$45,172,088	$8,395,822	—
Securities lending	—	—	—	337,190
Interest	—	—	—	777
Total investment income	5,420,410	45,172,088	8,395,822	13,686,260

Expenses
Investment management fees	80,186	827,336	137,521	4,184,887
Series I distribution and service fees	3,888	20,034	4,267	350,292
Series II distribution and service fees	467,273	4,887,328	803,440	173,305
Accounting and legal services fees	24,516	251,917	41,936	110,227
Professional fees	39,159	58,694	40,675	45,658
Printing and postage	5,722	60,407	9,776	22,102
Custodian fees	11,383	11,383	11,383	102,255
Trustees’ fees	2,894	29,768	4,972	13,117
Registration and filing fees	7,505	7,528	7,506	8,682
Other	4,379	13,331	4,975	28,588
Total expenses before reductions	646,905	6,167,726	1,066,451	5,039,113
Less expense reductions	(27,189)	(100,788)	(16,750)	(950,239)
Net expenses	619,716	6,066,938	1,049,701	4,088,874
Net investment income (loss)	4,800,694	39,105,150	7,346,121	9,597,386

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	—	—	—	81,464,648
Investments in affiliated issuers	618,040	9,571,337	1,685,458	(3,076)
Futures contracts	—	—	—	1,255,125
Capital gain distributions received from affiliated issuers	1,466,383	52,286,649	4,903,330	—
	2,084,423	61,857,986	6,588,788	82,716,697

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	—	—	—	(115,017,222)
Investments in affiliated issuers	(6,823,068)	(109,114,501)	(14,305,462)	613
Futures contracts	—	—	—	(1,109,671)
	(6,823,068)	(109,114,501)	(14,305,462)	(116,126,280)
Net realized and unrealized gain (loss)	(4,738,645)	(47,256,515)	(7,716,674)	(33,409,583)

Increase (decrease) in net assets from operations	$62,049	($8,151,365)	($370,553)	($23,812,197)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2015

Investment income	Mid Cap Stock Trust	Mid Value Trust	Mutual Shares Trust	Real Estate Securities Trust
Dividends	$3,915,222	$16,465,946	$12,647,650	$12,241,187
Securities lending	1,304,334	143,374	96,166	—
Interest	20,464	135,150	3,810,941	93
Less foreign taxes withheld	(34,165)	(132,304)	(315,753)	(202)
Total investment income	5,205,855	16,612,166	16,239,004	12,241,078

Expenses
Investment management fees	6,861,479	7,993,214	5,584,665	3,020,147
Series I distribution and service fees	92,216	161,488	94,321	47,268
Series II distribution and service fees	246,418	171,363	—	150,028
Accounting and legal services fees	102,906	104,604	72,461	54,091
Professional fees	60,377	45,116	65,695	49,453
Printing and postage	17,877	20,569	9,241	9,998
Custodian fees	108,139	103,020	93,143	50,654
Trustees’ fees	12,340	12,654	8,757	6,438
Registration and filing fees	8,491	8,230	6,773	8,233
Other	19,620	15,558	12,622	9,375
Total expenses before reductions	7,529,863	8,635,816	5,947,678	3,405,685
Less expense reductions	(63,208)	(449,615)	(44,601)	(33,055)
Net expenses	7,466,655	8,186,201	5,903,077	3,372,630
Net investment income (loss)	(2,260,800)	8,425,965	10,335,927	8,868,448

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	53,479,181	90,885,005	52,676,913	33,532,127
Investments in affiliated issuers	(6,723)	(718)	(175)	—
	53,472,458	90,884,287	52,676,738	33,532,127

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(23,332,340)	(123,816,491)	(86,593,990)	(31,648,118)
Investments in affiliated issuers	594	(570)	(46)	—
	(23,331,746)	(123,817,061)	(86,594,036)	(31,648,118)
Net realized and unrealized gain (loss)	30,140,712	(32,932,774)	(33,917,298)	1,884,009

Increase (decrease) in net assets from operations	$27,879,912	($24,506,809)	($23,581,371)	$10,752,457

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2015

Investment income	Science & Technology Trust	Small Cap Growth Trust	Small Cap Index Trust	Small Cap Opportunities Trust
Dividends	$3,550,347	$2,402,590	$6,097,724	$3,431,955
Securities lending	258,671	806,854	990,023	166,724
Interest	9,563	11,734	539	2,535
Less foreign taxes withheld	(53,795)	—	(2,746)	(4,367)
Total investment income	3,764,786	3,221,178	7,085,540	3,596,847

Expenses
Investment management fees	5,115,214	4,965,993	2,175,387	2,572,045
Series I distribution and service fees	215,240	55,663	151,601	53,130
Series II distribution and service fees	113,988	88,906	117,942	109,156
Accounting and legal services fees	62,714	59,318	55,923	31,887
Professional fees	50,272	48,430	40,374	39,134
Printing and postage	11,188	12,459	10,068	5,134
Custodian fees	92,881	57,023	52,418	36,412
Trustees’ fees	7,431	7,196	6,693	3,911
Registration and filing fees	7,326	8,853	7,919	6,545
Other	11,744	13,041	10,460	10,253
Total expenses before reductions	5,687,998	5,316,882	2,628,785	2,867,607
Less expense reductions	(216,877)	(36,518)	(258,335)	(248,095)
Net expenses	5,471,121	5,280,364	2,370,450	2,619,512
Net investment income (loss)	(1,706,335)	(2,059,186)	4,715,090	977,335

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	64,027,373	33,939,793	35,683,855	20,625,760
Investments in affiliated issuers	(1,825)	(4,639)	(3,915)	(1,193)
Futures contracts	—	—	(1,211,407)	—
	64,025,548	33,935,154	34,468,533	20,624,567

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(30,543,295)	(71,554,351)	(59,707,126)	(32,852,306)
Investments in affiliated issuers	408	(309)	1,376	107
Futures contracts	—	—	(417,798)	—
	(30,542,887)	(71,554,660)	(60,123,548)	(32,852,199)
Net realized and unrealized gain (loss)	33,482,661	(37,619,506)	(25,655,015)	(12,227,632)

Increase (decrease) in net assets from operations	$31,776,326	($39,678,692)	($20,939,925)	($11,250,297)

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2015

Investment income	Small Cap Value Trust	Small Company Growth Trust	Small Company Value Trust	Strategic Equity Allocation Trust
Dividends	$11,287,184	$880,950	$6,267,548	$257,578,970
Securities lending	17,270	96,991	133,081	3,863,709
Interest	20,515	2,994	5,507	40,072
Less foreign taxes withheld	(6,987)	—	(5,231)	(7,901,552)
Total investment income	11,317,982	980,935	6,400,905	253,581,199

Expenses
Investment management fees	7,222,316	1,241,913	3,435,734	67,620,333
Series I distribution and service fees	170,418	—	33,217	—
Series II distribution and service fees	95,328	—	136,745	—
Accounting and legal services fees	86,853	15,425	41,117	1,340,619
Professional fees	43,214	37,788	39,379	187,158
Printing and postage	14,938	1,751	6,398	157,453
Custodian fees	85,639	15,054	38,776	1,995,168
Trustees’ fees	10,466	1,872	4,990	160,474
Registration and filing fees	7,733	6,046	7,379	7,029
Other	13,639	6,874	8,871	135,725
Total expenses before reductions	7,750,544	1,326,723	3,752,606	71,603,959
Less expense reductions	(53,499)	(9,521)	(203,404)	(14,720,222)
Net expenses	7,697,045	1,317,202	3,549,202	56,883,737
Net investment income (loss)	3,620,937	(336,267)	2,851,703	196,697,462

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	90,084,486	17,179,816	46,507,203	176,966,149
Investments in affiliated issuers	(2,396)	(508)	(928)	(16,875)
Futures contracts	—	—	—	2,053,898
	90,082,090	17,179,308	46,506,275	179,003,172

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(102,054,956)	(17,695,278)	(67,252,305)	(372,983,381)
Investments in affiliated issuers	1,063	324	99	4,123
Futures contracts	—	—	—	1,561,407
	(102,053,893)	(17,694,954)	(67,252,206)	(371,417,851)
Net realized and unrealized gain (loss)	(11,971,803)	(515,646)	(20,745,931)	(192,414,679)

Increase (decrease) in net assets from operations	($8,350,866)	($851,913)	($17,894,228)	$4,282,783

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of Operations — December 31, 2015

Investment income	Total Stock Market Index Trust	U.S. Equity Trust	Utilities Trust	Value Trust
Dividends	$11,664,219	$20,625,857	$15,449,511	$8,579,555
Securities lending	206,717	255,728	172,990	—
Interest	1,292	7,597	14,044	15,080
Less foreign taxes withheld	(4,391)	(360)	(525,099)	—
Total investment income	11,867,837	20,888,822	15,111,446	8,594,635

Expenses
Investment management fees	2,899,028	5,821,164	3,636,697	4,417,333
Series I distribution and service fees	233,582	65,124	191,975	288,473
Series II distribution and service fees	97,415	18,315	48,810	75,386
Accounting and legal services fees	75,328	96,057	54,850	79,447
Professional fees	49,754	48,202	40,447	42,840
Printing and postage	13,669	14,563	8,529	13,896
Custodian fees	70,305	89,338	88,058	76,677
Trustees’ fees	8,957	11,546	6,773	9,667
Registration and filing fees	7,921	7,536	7,058	7,384
Other	13,082	16,725	13,745	13,064
Total expenses before reductions	3,469,041	6,188,570	4,096,942	5,024,167
Less expense reductions	(46,219)	(59,058)	(33,815)	(49,004)
Net expenses	3,422,822	6,129,512	4,063,127	4,975,163
Net investment income (loss)	8,445,015	14,759,310	11,048,319	3,619,472

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	9,041,384	86,366,719	11,473,419 [1]	45,935,759
Investments in affiliated issuers	(479)	70	(2,120)	—
Futures contracts	810,942	192,070	—	—
	9,851,847	86,558,859	11,471,299	45,935,759

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(21,400,221)	(96,248,100)	(86,723,283)[2]	(103,522,548)
Investments in affiliated issuers	(223)	(1,559)	250	—
Futures contracts	(476,050)	47,773	—	—
	(21,876,494)	(96,201,886)	(86,723,033)	(103,522,548)
Net realized and unrealized gain (loss)	(12,024,647)	(9,643,027)	(75,251,734)	(57,586,789)

Increase (decrease) in net assets from operations	($3,579,632)	$5,116,283	($64,203,415)	($53,967,317)

1	Net of India foreign taxes of $13,011
2	Net of $9,233 decrease in deferred foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	500 Index Trust B		All Cap Core Trust		Alpha Opportunities Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$66,241,876	$54,404,769	$3,285,301	$2,734,660	$4,046,942	$4,653,878
Net realized gain (loss)	49,330,494	48,948,673	28,861,310	45,642,116	59,171,846	123,193,281
Change in net unrealized appreciation (depreciation)	(75,033,441)	301,256,198	(21,993,252)	(13,574,190)	(59,731,420)	(59,713,412)
Increase (decrease) in net assets resulting from operations	40,538,929	404,609,640	10,153,359	34,802,586	3,487,368	68,133,747
Distributions to shareholders
From net investment income
Series I	(34,338,997)	(27,706,877)	(739,178)	(762,795)	(4,364)	(4,206)
Series II	(782,870)	(704,009)	(50,994)	(52,866)	—	—
Series NAV	(26,062,241)	(23,733,752)	(2,385,921)	(2,672,112)	(4,898,063)	(4,779,040)
From net realized gain
Series I	(19,637,567)	(24,983,182)	—	—	(137,392)	(179,575)
Series II	(524,823)	(739,288)	—	—	—	—
Series NAV	(14,800,035)	(21,480,884)	—	—	(126,239,846)	(181,774,899)
Total distributions	(96,146,533)	(99,347,992)	(3,176,093)	(3,487,773)	(131,279,665)	(186,737,720)
From portfolio share transactions
Portfolio share transactions	108,288,925	130,425,317	(49,807,908)	(60,217,864)	10,731,721	(16,164,961)
Total from portfolio share transactions	108,288,925	130,425,317	(49,807,908)	(60,217,864)	10,731,721	(16,164,961)
Total increase (decrease)	52,681,321	435,686,965	(42,830,642)	(28,903,051)	(117,060,576)	(134,768,934)

Net assets
Beginning of year	3,464,684,451	3,028,997,486	350,595,274	379,498,325	780,879,053	915,647,987
End of year	$3,517,365,772	$3,464,684,451	$307,764,632	$350,595,274	$663,818,477	$780,879,053

Undistributed net investment income (loss)	$14,483,964	$12,318,504	$797,812	$704,907	$1,139,410	$1,807,974

	American Asset Allocation Trust		American Global Growth Trust		American Growth Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$18,273,958	$17,051,786	$1,555,418	$1,824,626	$1,539,124	$7,642,597
Net realized gain (loss)	206,671,520	164,164,063	41,916,702	34,996,652	274,149,588	108,062,156
Change in net unrealized appreciation (depreciation)	(208,798,561)	(96,536,369)	(27,468,819)	(32,228,744)	(212,111,463)	(33,034,085)
Increase (decrease) in net assets resulting from operations	16,146,917	84,679,480	16,003,301	4,592,534	63,577,249	82,670,668
Distributions to shareholders
From net investment income
Series I	(2,855,497)	(2,468,269)	(87,010)	(60,857)	(260,923)	(960,173)
Series II	(13,168,986)	(12,434,973)	(1,116,432)	(1,356,687)	(707,409)	(5,471,050)
Series III	(2,284,142)	(2,212,858)	(353,142)	(411,080)	(590,088)	(1,234,291)
From net realized gain
Series I	(20,629,105)	(946,068)	(918,708)	—	(6,304,895)	—
Series II	(112,615,994)	(5,505,668)	(16,486,298)	—	(39,432,337)	—
Series III	(13,069,653)	(645,596)	(2,690,420)	—	(5,193,568)	—
Total distributions	(164,623,377)	(24,213,432)	(21,652,010)	(1,828,624)	(52,489,220)	(7,665,514)
From portfolio share transactions
Portfolio share transactions	(28,114,632)	(181,757,426)	(3,626,327)	(35,001,023)	(134,311,272)	(192,696,783)
Total from portfolio share transactions	(28,114,632)	(181,757,426)	(3,626,327)	(35,001,023)	(134,311,272)	(192,696,783)
Total increase (decrease)	(176,591,092)	(121,291,378)	(9,275,036)	(32,237,113)	(123,223,243)	(117,691,629)

Net assets
Beginning of year	1,702,589,622	1,823,881,000	245,787,809	278,024,922	1,028,220,358	1,145,911,987
End of year	$1,525,998,530	$1,702,589,622	$236,512,773	$245,787,809	$904,997,115	$1,028,220,358

Undistributed net investment income (loss)	—	$11,151	—	$791	—	$7,012

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	American Growth-Income Trust		American International Trust		American New World Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$10,556,684	$10,907,707	$5,888,276	$5,739,883	$35,602	$347,816
Net realized gain (loss)	274,132,910	199,269,267	48,623,132	10,633,235	3,899,775	10,233,281
Change in net unrealized appreciation (depreciation)	(267,963,580)	(82,288,882)	(77,848,219)	(35,271,544)	(6,594,538)	(16,911,009)
Increase (decrease) in net assets resulting from operations	16,726,014	127,888,092	(23,336,811)	(18,898,426)	(2,659,161)	(6,329,912)
Distributions to shareholders
From net investment income
Series I	(2,343,367)	(2,368,042)	(1,076,950)	(944,629)	(31,842)	(99,427)
Series II	(5,191,564)	(5,487,779)	(4,143,903)	(4,123,118)	—	(234,691)
Series III	(3,049,150)	(3,089,035)	(678,975)	(687,217)	(7,825)	(18,244)
From net realized gain
Series I	(28,558,922)	—	—	—	(2,706,026)	(453,542)
Series II	(76,127,805)	—	—	—	(5,862,000)	(1,603,911)
Series III	(26,188,612)	—	—	—	(196,808)	(53,467)
Total distributions	(141,459,420)	(10,944,856)	(5,899,828)	(5,754,964)	(8,804,501)	(2,463,282)
From portfolio share transactions
Portfolio share transactions	(37,360,155)	(244,211,230)	(41,471,448)	(73,389,593)	17,752,522	(1,261,037)
Total from portfolio share transactions	(37,360,155)	(244,211,230)	(41,471,448)	(73,389,593)	17,752,522	(1,261,037)
Total increase (decrease)	(162,093,561)	(127,267,994)	(70,708,087)	(98,042,983)	6,288,860	(10,054,231)

Net assets
Beginning of year	1,249,502,057	1,376,770,051	606,515,452	704,558,435	70,733,876	80,788,107
End of year	$1,087,408,496	$1,249,502,057	$535,807,365	$606,515,452	$77,022,736	$70,733,876

Undistributed net investment income (loss)	—	$8,482	—	$3,441	—	—

	Blue Chip Growth Trust		Capital Appreciation Trust		Capital Appreciation Value Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$823,943	($1,766,191)	$126,623	$169,344	$3,413,690	$3,614,056
Net realized gain (loss)	256,059,450	310,695,264	146,069,362	172,206,434	36,454,687	49,873,714
Change in net unrealized appreciation (depreciation)	(69,699,952)	(151,413,488)	(33,722,707)	(71,849,933)	(21,494,317)	(12,558,559)
Increase (decrease) in net assets resulting from operations	187,183,441	157,515,585	112,473,278	100,525,845	18,374,060	40,929,211
Distributions to shareholders
From net investment income
Series I	—	—	—	(92,286)	(30,083)	(54,810)
Series II	—	—	—	—	(2,911,907)	(3,920,624)
Series NAV	—	—	(178,097)	(658,003)	(514,718)	(438,026)
From net realized gain
Series I	(56,524,937)	(12,537,282)	(34,099,064)	(21,234,869)	(597,010)	(470,137)
Series II	(24,726,008)	(5,349,879)	(12,479,344)	(7,864,061)	(43,693,757)	(37,206,730)
Series NAV	(227,696,659)	(53,290,139)	(124,855,379)	(85,396,966)	(5,592,568)	(3,293,506)
Total distributions	(308,947,604)	(71,177,300)	(171,611,884)	(115,246,185)	(53,340,043)	(45,383,833)
From portfolio share transactions
Portfolio share transactions	70,294,055	(283,624,301)	(20,100,015)	(85,432,199)	28,049,036	8,595,434
Total from portfolio share transactions	70,294,055	(283,624,301)	(20,100,015)	(85,432,199)	28,049,036	8,595,434
Total increase (decrease)	(51,470,108)	(197,286,016)	(79,238,621)	(100,152,539)	(6,916,947)	4,140,812

Net assets
Beginning of year	1,759,060,674	1,956,346,690	1,032,485,925	1,132,638,464	368,603,996	364,463,184
End of year	$1,707,590,566	$1,759,060,674	$953,247,304	$1,032,485,925	$361,687,049	$368,603,996

Undistributed net investment income (loss)	$804,578	—	$127,938	$177,311	$898,473	$626,745

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Core Strategy Trust		Emerging Markets Value Trust[1]		Equity Income Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$73,283,494	$71,048,116	$13,400,367	$16,658,224	$35,565,896	$37,897,289
Net realized gain (loss)	151,484,447	144,440,674	(21,281,325)	(7,834,554)	161,218,290	163,808,733
Change in net unrealized appreciation (depreciation)	(234,367,507)	15,615,828	(145,118,724)	(44,511,724)	(320,562,435)	(50,928,399)
Increase (decrease) in net assets resulting from operations	(9,599,566)	231,104,618	(152,999,682)	(35,688,054)	(123,778,249)	150,777,623
Distributions to shareholders
From net investment income
Series I	(2,683,807)	(2,640,206)	(56,043)	(66,248)	(5,461,496)	(5,966,007)
Series II	(67,127,980)	(65,262,490)	(1,662)	—	(2,571,102)	(2,819,821)
Series NAV	(3,549,296)	(3,152,365)	(16,386,904)	(17,222,692)	(27,085,544)	(28,359,981)
From net realized gain
Series I	(4,376,168)	(1,075,593)	—	(131,659)	(25,811,151)	(28,326,415)
Series II	(120,534,844)	(28,815,803)	—	—	(13,520,379)	(15,092,690)
Series NAV	(5,492,281)	(1,215,593)	—	(31,106,556)	(122,871,419)	(132,227,621)
Total distributions	(203,764,376)	(102,162,050)	(16,444,609)	(48,527,155)	(197,321,091)	(212,792,535)
From portfolio share transactions
Portfolio share transactions	(89,646,553)	(256,890,572)	4,547,900	(170,540,613)	4,342,411	(70,767,811)
Total from portfolio share transactions	(89,646,553)	(256,890,572)	4,547,900	(170,540,613)	4,342,411	(70,767,811)
Total increase (decrease)	(303,010,495)	(127,948,004)	(164,896,391)	(254,755,822)	(316,756,929)	(132,782,723)

Net assets
Beginning of year	3,951,561,002	4,079,509,006	827,388,811	1,082,144,633	1,986,893,655	2,119,676,378
End of year	$3,648,550,507	$3,951,561,002	$662,492,420	$827,388,811	$1,670,136,726	$1,986,893,655

Undistributed net investment income (loss)	—	$26,918	$2,075,886	$3,491,152	$8,009,663	$7,597,070

	Financial Industries Trust		Franklin Templeton Founding Allocation Trust		Fundamental All Cap Core Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$2,704,682	$1,628,798	$28,748,184	$37,883,211	$5,685,655	$5,190,914
Net realized gain (loss)	(997,904)	56,531,391	49,484,743	25,360,809	204,568,989	210,658,967
Change in net unrealized appreciation (depreciation)	(6,804,246)	(43,792,256)	(144,978,724)	(23,005,559)	(142,540,013)	(63,407,616)
Increase (decrease) in net assets resulting from operations	(5,097,468)	14,367,933	(66,745,797)	40,238,461	67,714,631	152,442,265
Distributions to shareholders
From net investment income
Series I	(1,304,811)	(929,939)	(1,138,734)	(1,442,911)	—	(614,028)
Series II	(147,529)	(118,812)	(26,220,952)	(35,064,750)	—	(127,287)
Series NAV	(244,592)	(165,036)	(1,424,183)	(1,385,075)	—	(6,373,977)
From net realized gain
Series I	(40,342,982)	—	—	—	(7,784,551)	—
Series II	(6,134,365)	—	—	—	(2,536,408)	—
Series NAV	(7,195,066)	—	—	—	(67,054,149)	—
Total distributions	(55,369,345)	(1,213,787)	(28,783,869)	(37,892,736)	(77,375,108)	(7,115,292)
From portfolio share transactions
Portfolio share transactions	51,517,840	(19,743,572)	(113,237,817)	(132,410,307)	(28,728,684)	(142,491,245)
Total from portfolio share transactions	51,517,840	(19,743,572)	(113,237,817)	(132,410,307)	(28,728,684)	(142,491,245)
Total increase (decrease)	(8,948,973)	(6,589,426)	(208,767,483)	(130,064,582)	(38,389,161)	2,835,728

Net assets
Beginning of year	176,273,140	182,862,566	1,257,503,071	1,387,567,653	1,664,287,529	1,661,451,801
End of year	$167,324,167	$176,273,140	$1,048,735,588	$1,257,503,071	$1,625,898,368	$1,664,287,529

Undistributed net investment income (loss)	$1,403,659	$724,854	—	$11,971	$5,434,945	$594,600

1	The inception date for Series II shares is 5-27-15.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Fundamental Large Cap Value Trust		Global Trust		Health Sciences Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$19,393,905	$13,494,157	$11,964,639	$15,386,591	$179,001	($1,659,662)
Net realized gain (loss)	51,501,978	99,452,481	49,099,203	25,151,232	69,520,450	63,265,819
Change in net unrealized appreciation (depreciation)	(84,114,069)	7,393,174	(99,579,759)	(55,953,706)	(28,246,251)	19,724,147
Increase (decrease) in net assets resulting from operations	(13,218,186)	120,339,812	(38,515,917)	(15,415,883)	41,453,200	81,330,304
Distributions to shareholders
From net investment income
Series I	(5,906,860)	(3,598,169)	(3,126,911)	(3,583,673)	—	—
Series II	(1,900,761)	(1,008,439)	(900,473)	(1,093,238)	—	—
Series NAV	(8,622,108)	(6,301,311)	(8,435,967)	(9,809,993)	—	—
From net realized gain
Series I	—	—	—	—	(24,945,099)	(15,121,472)
Series II	—	—	—	—	(17,700,999)	(12,655,648)
Series NAV	—	—	—	—	(18,475,075)	(11,154,352)
Total distributions	(16,429,729)	(10,907,919)	(12,463,351)	(14,486,904)	(61,121,173)	(38,931,472)
From portfolio share transactions
Portfolio share transactions	(200,029,348)	(3,816,007)	(82,657,509)	(49,137,562)	46,908,515	25,749,321
Issued in reorganization	—	591,081,885	—	115,070,385	—	—
Total from portfolio share transactions	(200,029,348)	587,265,878	(82,657,509)	65,932,823	46,908,515	25,749,321
Total increase (decrease)	(229,677,263)	696,697,771	(133,636,777)	36,030,036	27,240,542	68,148,153

Net assets
Beginning of year	1,792,403,014	1,095,705,243	716,028,029	679,997,993	338,474,390	270,326,237
End of year	$1,562,725,751	$1,792,403,014	$582,391,252	$716,028,029	$365,714,932	$338,474,390

Undistributed net investment income (loss)	$5,803,892	$4,344,793	$1,016,695	$1,612,816	$171,417	($51,853)

	International Core Trust		International Equity Index Trust B		International Growth Stock Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$16,001,133	$27,644,064	$15,486,878	$20,674,709	$7,039,098	$9,240,034
Net realized gain (loss)	(38,590,532)	84,497,048	(2,610,317)	4,825,627	15,683,910	47,094,715
Change in net unrealized appreciation (depreciation)	(2,330,676)	(158,403,699)	(50,739,682)	(54,254,983)	(29,510,046)	(51,990,782)
Increase (decrease) in net assets resulting from operations	(24,920,075)	(46,262,587)	(37,863,121)	(28,754,647)	(6,787,038)	4,343,967
Distributions to shareholders
From net investment income
Series I	(1,224,159)	(1,662,311)	(6,814,690)	(9,046,598)	(60,947)	(51,534)
Series II	(478,546)	(632,003)	(384,636)	(641,177)	(339,052)	(364,634)
Series NAV	(17,533,368)	(26,468,363)	(8,128,295)	(10,536,660)	(7,452,899)	(9,358,932)
Total distributions	(19,236,073)	(28,762,677)	(15,327,621)	(20,224,435)	(7,852,898)	(9,775,100)
From portfolio share transactions
Portfolio share transactions	(89,639,049)	(66,173,930)	5,102,774	(23,347,344)	(70,033,229)	(67,835,478)
Total from portfolio share transactions	(89,639,049)	(66,173,930)	5,102,774	(23,347,344)	(70,033,229)	(67,835,478)
Total increase (decrease)	(133,795,197)	(141,199,194)	(48,087,968)	(72,326,426)	(84,673,165)	(73,266,611)

Net assets
Beginning of year	727,288,284	868,487,478	620,321,022	692,647,448	503,287,482	576,554,093
End of year	$593,493,087	$727,288,284	$572,233,054	$620,321,022	$418,614,317	$503,287,482

Undistributed net investment income (loss)	$1,636,115	$4,759,277	$1,312,503	$1,823,531	$718,791	$1,671,789

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	International Small Company Trust		International Value Trust		Lifestyle Aggressive PS Series
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$1,506,499	$1,573,222	$18,255,014	$34,610,312	$339,712	$339,465
Net realized gain (loss)	6,024,315	4,731,266	(16,708,488)	81,676,137	808,946	741,456
Change in net unrealized appreciation (depreciation)	(763,078)	(14,358,937)	(60,323,177)	(257,418,355)	(1,535,618)	353,951
Increase (decrease) in net assets resulting from operations	6,767,736	(8,054,449)	(58,776,651)	(141,131,906)	(386,960)	1,434,872
Distributions to shareholders
From net investment income
Series I	(643,323)	(561,048)	(1,602,486)	(3,065,848)	(51,257)	(43,186)
Series II	(348,834)	(280,835)	(1,031,176)	(2,203,413)	(272,737)	(286,313)
Series NAV	(952,566)	(718,046)	(14,784,164)	(28,619,112)	(15,733)	(10,968)
From net realized gain
Series I	—	—	—	—	(6,637)	(82,419)
Series II	—	—	—	—	(41,837)	(617,791)
Series NAV	—	—	—	—	(1,977)	(20,345)
Total distributions	(1,944,723)	(1,559,929)	(17,417,826)	(33,888,373)	(390,178)	(1,061,022)
From portfolio share transactions
Portfolio share transactions	(893,259)	(4,121,517)	(140,914,501)	(58,486,976)	(365,696)	21,310,649
Total from portfolio share transactions	(893,259)	(4,121,517)	(140,914,501)	(58,486,976)	(365,696)	21,310,649
Total increase (decrease)	3,929,754	(13,735,895)	(217,108,978)	(233,507,255)	(1,142,834)	21,684,499

Net assets
Beginning of year	103,365,189	117,101,084	1,037,293,948	1,270,801,203	22,019,710	335,211
End of year	$107,294,943	$103,365,189	$820,184,970	$1,037,293,948	$20,876,876	$22,019,710

Undistributed net investment income (loss)	$133,337	$320,757	$1,408,215	$873,981	—	—

	Lifestyle Balanced PS Series		Lifestyle Conservative PS Series		Lifestyle Growth PS Series
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$21,549,022	$21,718,306	$4,800,694	$5,142,266	$39,105,150	$37,149,858
Net realized gain (loss)	23,357,347	20,597,781	2,084,423	2,306,121	61,857,986	43,627,827
Change in net unrealized appreciation (depreciation)	(46,941,323)	5,792,070	(6,823,068)	577,940	(109,114,501)	16,434,321
Increase (decrease) in net assets resulting from operations	(2,034,954)	48,108,157	62,049	8,026,327	(8,151,365)	97,212,006
Distributions to shareholders
From net investment income
Series I	(708,196)	(675,031)	(225,401)	(224,397)	(862,175)	(786,892)
Series II	(19,774,216)	(20,311,910)	(4,556,412)	(4,908,599)	(37,611,252)	(36,091,812)
Series NAV	(1,089,114)	(727,306)	(19,148)	(10,054)	(672,707)	(263,227)
From net realized gain
Series I	(529,588)	(475,137)	(86,120)	(109,647)	(740,791)	(569,029)
Series II	(16,867,776)	(16,599,350)	(1,998,611)	(2,698,664)	(36,121,455)	(28,205,882)
Series NAV	(709,619)	(448,529)	(13,152)	(3,104)	(457,123)	(114,351)
Total distributions	(39,678,509)	(39,237,263)	(6,898,844)	(7,954,465)	(76,465,503)	(66,031,193)
From portfolio share transactions
Portfolio share transactions	26,428,699	767,864,914	(230,541)	146,444,947	135,748,108	1,590,528,760
Total from portfolio share transactions	26,428,699	767,864,914	(230,541)	146,444,947	135,748,108	1,590,528,760
Total increase (decrease)	(15,284,764)	776,735,808	(7,067,336)	146,516,809	51,131,240	1,621,709,573

Net assets
Beginning of year	990,113,234	213,377,426	196,826,552	50,309,743	1,922,555,495	300,845,922
End of year	$974,828,470	$990,113,234	$189,759,216	$196,826,552	$1,973,686,735	$1,922,555,495

Undistributed net investment income (loss)	—	$6,426	$26	$279	—	$10,375

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Lifestyle Moderate PS Series		Mid Cap Index Trust		Mid Cap Stock Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$7,346,121	$7,817,496	$9,597,386	$8,753,267	($2,260,800)	($3,278,128)
Net realized gain (loss)	6,588,788	6,544,760	82,716,697	71,639,495	53,472,458	164,887,262
Change in net unrealized appreciation (depreciation)	(14,305,462)	1,406,591	(116,126,280)	(5,676,128)	(23,331,746)	(92,851,204)
Increase (decrease) in net assets resulting from operations	(370,553)	15,768,847	(23,812,197)	74,716,634	27,879,912	68,757,930
Distributions to shareholders
From net investment income
Series I	(222,083)	(201,225)	(7,211,867)	(6,577,978)	—	(198,700)
Series II	(6,938,283)	(7,535,323)	(549,942)	(555,915)	—	—
Series NAV	(192,915)	(81,938)	(1,221,319)	(1,036,285)	—	(839,033)
From net realized gain
Series I	(152,017)	(169,934)	(56,193,926)	(39,286,251)	(36,356,040)	(35,511,662)
Series II	(5,617,616)	(7,289,319)	(5,463,095)	(4,303,055)	(20,132,925)	(19,825,782)
Series NAV	(100,278)	(33,966)	(9,999,705)	(5,588,815)	(105,188,192)	(108,051,727)
Total distributions	(13,223,192)	(15,311,705)	(80,639,854)	(57,348,299)	(161,677,157)	(164,426,904)
From portfolio share transactions
Portfolio share transactions	81,765	241,139,915	76,483,216	11,297,598	52,253,212	1,422,921
Total from portfolio share transactions	81,765	241,139,915	76,483,216	11,297,598	52,253,212	1,422,921
Total increase (decrease)	(13,511,980)	241,597,057	(27,968,835)	28,665,933	(81,544,033)	(94,246,053)

Net assets
Beginning of year	334,092,486	92,495,429	855,825,385	827,159,452	848,314,467	942,560,520
End of year	$320,580,506	$334,092,486	$827,856,550	$855,825,385	$766,770,434	$848,314,467

Undistributed net investment income (loss)	—	$506	$2,738,517	$2,319,314	—	($1,618,718)

	Mid Value Trust		Mutual Shares Trust		Real Estate Securities Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$8,425,965	$7,352,634	$10,335,927	$17,663,320	$8,868,448	$7,759,500
Net realized gain (loss)	90,884,287	148,091,954	52,676,738	49,069,947	33,532,127	53,887,723
Change in net unrealized appreciation (depreciation)	(123,817,061)	(59,437,739)	(86,594,036)	(19,443,810)	(31,648,118)	50,927,486
Increase (decrease) in net assets resulting from operations	(24,506,809)	96,006,849	(23,581,371)	47,289,457	10,752,457	112,574,709
Distributions to shareholders
From net investment income
Series I	(3,455,400)	(2,576,571)	(3,820,482)	(6,632,707)	(1,710,648)	(1,538,681)
Series II	(574,607)	(410,962)	—	—	(953,383)	(888,289)
Series NAV	(5,162,115)	(3,790,697)	(8,182,214)	(14,333,919)	(5,361,772)	(4,350,257)
From net realized gain
Series I	(56,805,649)	(33,532,420)	(16,896,430)	(3,722,458)	—	—
Series II	(11,823,606)	(7,431,542)	—	—	—	—
Series NAV	(79,615,678)	(45,649,624)	(35,693,508)	(8,083,139)	—	—
Total distributions	(157,437,055)	(93,391,816)	(64,592,634)	(32,772,223)	(8,025,803)	(6,777,227)
From portfolio share transactions
Portfolio share transactions	21,445,584	(63,401,158)	(9,226,216)	(88,869,399)	(40,978,546)	(18,231,518)
Total from portfolio share transactions	21,445,584	(63,401,158)	(9,226,216)	(88,869,399)	(40,978,546)	(18,231,518)
Total increase (decrease)	(160,498,280)	(60,786,125)	(97,400,221)	(74,352,165)	(38,251,892)	87,565,964

Net assets
Beginning of year	903,659,290	964,445,415	619,750,369	694,102,534	453,088,098	365,522,134
End of year	$743,161,010	$903,659,290	$522,350,148	$619,750,369	$414,836,206	$453,088,098

Undistributed net investment income (loss)	$3,029,875	$3,758,724	$8,664,665	$3,701,741	$3,329,550	$2,713,961

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Science & Technology Trust		Small Cap Growth Trust		Small Cap Index Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	($1,706,335)	($1,417,985)	($2,059,186)	($4,203,309)	$4,715,090	$4,000,427
Net realized gain (loss)	64,025,548	85,635,181	33,935,154	89,437,575	34,468,533	37,756,279
Change in net unrealized appreciation (depreciation)	(30,542,887)	(28,699,627)	(71,554,660)	(47,861,315)	(60,123,548)	(22,126,469)
Increase (decrease) in net assets resulting from operations	31,776,326	55,517,569	(39,678,692)	37,372,951	(20,939,925)	19,630,237
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(3,119,906)	(2,780,892)
Series II	—	—	—	—	(361,464)	(374,223)
Series NAV	—	—	—	—	(1,089,209)	(887,521)
From net realized gain
Series I	(70,613,953)	(12,251,835)	(20,495,548)	(18,243,237)	(24,680,654)	(18,727,971)
Series II	(7,354,718)	(1,466,657)	(6,667,182)	(6,099,799)	(3,743,442)	(3,293,941)
Series NAV	(4,523,412)	(614,004)	(58,414,290)	(56,218,951)	(8,155,749)	(5,544,553)
Total distributions	(82,492,083)	(14,332,496)	(85,577,020)	(80,561,987)	(41,150,424)	(31,609,101)
From portfolio share transactions
Portfolio share transactions	70,807,142	6,769,927	49,420,768	(22,229,637)	27,354,507	3,081,959
Total from portfolio share transactions	70,807,142	6,769,927	49,420,768	(22,229,637)	27,354,507	3,081,959
Total increase (decrease)	20,091,385	47,955,000	(75,834,944)	(65,418,673)	(34,735,842)	(8,896,905)

Net assets
Beginning of year	490,992,803	443,037,803	501,355,718	566,774,391	448,464,191	457,361,096
End of year	$511,084,188	$490,992,803	$425,520,774	$501,355,718	$413,728,349	$448,464,191

Undistributed net investment income (loss)	—	—	$866	—	$1,322,274	$1,211,436

	Small Cap Opportunities Trust		Small Cap Value Trust		Small Company Growth Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$977,335	$206,685	$3,620,937	$4,753,046	($336,267)	($122,747)
Net realized gain (loss)	20,624,567	34,719,990	90,082,090	105,422,420	17,179,308	29,906,422
Change in net unrealized appreciation (depreciation)	(32,852,199)	(28,482,492)	(102,053,893)	(61,014,608)	(17,694,954)	(18,789,676)
Increase (decrease) in net assets resulting from operations	(11,250,297)	6,444,183	(8,350,866)	49,160,858	(851,913)	10,993,999
Distributions to shareholders
From net investment income
Series I	(77,378)	(55,205)	(1,566,636)	(2,183,600)	—	—
Series II	—	—	(91,216)	(180,653)	—	—
Series NAV	(121,406)	(100,596)	(1,645,259)	(2,247,587)	—	—
From net realized gain
Series I	(3,730,293)	—	(50,172,096)	(40,097,597)	—	—
Series II	(1,560,627)	—	(5,517,556)	(4,941,599)	—	—
Series NAV	(3,783,953)	—	(47,123,307)	(38,587,282)	(370,025)	—
Total distributions	(9,273,657)	(155,801)	(106,116,070)	(88,238,318)	(370,025)	—
From portfolio share transactions
Portfolio share transactions	(42,785,929)	(38,516,878)	44,169,238	(34,246,536)	(21,180,433)	(34,843,110)
Total from portfolio share transactions	(42,785,929)	(38,516,878)	44,169,238	(34,246,536)	(21,180,433)	(34,843,110)
Total increase (decrease)	(63,309,883)	(32,228,496)	(70,297,698)	(73,323,996)	(22,402,371)	(23,849,111)

Net assets
Beginning of year	281,812,099	314,040,595	721,731,744	795,055,740	134,114,148	157,963,259
End of year	$218,502,216	$281,812,099	$651,434,046	$721,731,744	$111,711,777	$134,114,148

Undistributed net investment income (loss)	$934,740	$178,951	$1,114,920	$826,711	—	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Small Company Value Trust		Strategic Equity Allocation Trust		Total Stock Market Index Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$2,851,703	$2,099,222	$196,697,462	$213,509,531	$8,445,015	$7,865,436
Net realized gain (loss)	46,506,275	46,281,289	179,003,172	398,430,589	9,851,847	18,200,971
Change in net unrealized appreciation (depreciation)	(67,252,206)	(48,460,128)	(371,417,851)	77,288,034	(21,876,494)	36,652,860
Increase (decrease) in net assets resulting from operations	(17,894,228)	(79,617)	4,282,783	689,228,154	(3,579,632)	62,719,267
Distributions to shareholders
From net investment income
Series I	(853,205)	(22,912)	—	—	(6,147,279)	(5,347,166)
Series II	(509,251)	—	—	—	(421,903)	(405,717)
Series NAV	(2,924,057)	(138,998)	(198,384,831)	(206,763,258)	(1,363,209)	(1,118,542)
From net realized gain
Series I	(8,759,963)	(1,683,518)	—	—	(13,458,238)	(7,036,039)
Series II	(7,382,763)	(1,396,284)	—	—	(1,088,538)	(635,045)
Series NAV	(28,336,851)	(5,123,819)	(390,270,570)	(305,725,699)	(2,802,487)	(1,447,709)
Total distributions	(48,766,090)	(8,365,531)	(588,655,401)	(512,488,957)	(25,281,654)	(15,990,218)
From portfolio share transactions
Portfolio share transactions	4,377,391	(54,826,650)	(646,704,849)	(162,504,486)	930,768	(269,959)
Total from portfolio share transactions	4,377,391	(54,826,650)	(646,704,849)	(162,504,486)	930,768	(269,959)
Total increase (decrease)	(62,282,927)	(63,271,798)	(1,231,077,467)	14,234,711	(27,930,518)	46,459,090

Net assets
Beginning of year	357,901,654	421,173,452	11,176,427,690	11,162,192,979	601,800,269	555,341,179
End of year	$295,618,727	$357,901,654	$9,945,350,223	$11,176,427,690	$573,869,751	$601,800,269

Undistributed net investment income (loss)	$743,596	$2,417,724	$31,089,693	$34,206,682	$2,482,187	$2,405,747

	U.S. Equity Trust		Utilities Trust		Value Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$14,759,310	$11,188,864	$11,048,319	$15,104,199	$3,619,472	$3,371,610
Net realized gain (loss)	86,558,859	172,471,679	11,471,299	43,655,817	45,935,759	80,508,294
Change in net unrealized appreciation (depreciation)	(96,201,886)	(88,620,569)	(86,723,033)	156,375	(103,522,548)	(20,368,243)
Increase (decrease) in net assets resulting from operations	5,116,283	95,039,974	(64,203,415)	58,916,391	(53,967,317)	63,511,661
Distributions to shareholders
From net investment income
Series I	(2,446,878)	(1,967,981)	(11,163,746)	(13,928,248)	(3,022,899)	(2,804,418)
Series II	(129,785)	(101,917)	(523,331)	(683,184)	(92,545)	(87,779)
Series NAV	(12,035,232)	(10,056,553)	(1,177,086)	(1,211,903)	(193,404)	(153,885)
From net realized gain
Series I	—	—	(34,633,806)	(17,042,511)	(72,465,704)	(57,988,642)
Series II	—	—	(1,754,336)	(912,676)	(3,744,550)	(3,227,052)
Series NAV	—	—	(3,476,627)	(1,393,915)	(4,056,476)	(2,764,282)
Total distributions	(14,611,895)	(12,126,451)	(52,728,932)	(35,172,437)	(83,575,578)	(67,026,058)
From portfolio share transactions
Portfolio share transactions	(108,032,187)	(222,136,901)	(43,216,909)	6,737,448	28,395,713	75,092,359
Total from portfolio share transactions	(108,032,187)	(222,136,901)	(43,216,909)	6,737,448	28,395,713	75,092,359
Total increase (decrease)	(117,527,799)	(139,223,378)	(160,149,256)	30,481,402	(109,147,182)	71,577,962

Net assets
Beginning of year	822,400,553	961,623,931	503,391,295	472,909,893	663,496,115	591,918,153
End of year	$704,872,754	$822,400,553	$343,242,039	$503,391,295	$554,348,933	$663,496,115

Undistributed net investment income (loss)	$1,992,785	$1,861,259	$9,713,722	$5,161,249	$1,190,450	$884,998

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
500 Index Trust B
SERIES I
12-31-2015	25.68	0.48	(0.20)	0.28	(0.44)	(0.26)	—	(0.70)	25.26	1.10		0.54		0.30		1.85		2,024		4
12-31-2014	23.34	0.42	2.68	3.10	(0.39)	(0.37)	—	(0.76)	25.68	13.33		0.54		0.30		1.71		1,880		2
12-31-2013	18.01	0.37	5.38	5.75	(0.38)	(0.04)	—	(0.42)	23.34	32.03		0.53		0.30		1.75		1,581		4
12-31-2012[3]	17.88	0.08	0.15	0.23	(0.10)	—	—	(0.10)	18.01	1.32	[4]	0.53	[5]	0.30	[5]	2.94	[5]	1,142		4	[6,7]
SERIES II
12-31-2015	25.71	0.42	(0.20)	0.22	(0.38)	(0.26)	—	(0.64)	25.29	0.86		0.74		0.50		1.64		51		4
12-31-2014	23.36	0.37	2.69	3.06	(0.34)	(0.37)	—	(0.71)	25.71	13.15		0.74		0.50		1.51		55		2
12-31-2013	18.03	0.32	5.39	5.71	(0.34)	(0.04)	—	(0.38)	23.36	31.76		0.73		0.50		1.55		52		4
12-31-2012[3]	17.88	0.08	0.14	0.22	(0.07)	—	—	(0.07)	18.03	1.27	[4]	0.73	[5]	0.50	[5]	2.74	[5]	47		4	[6,7]
SERIES NAV
12-31-2015	25.68	0.49	(0.20)	0.29	(0.45)	(0.26)	—	(0.71)	25.26	1.15		0.49		0.25		1.89		1,442		4
12-31-2014	23.33	0.43	2.69	3.12	(0.40)	(0.37)	—	(0.77)	25.68	13.43		0.49		0.25		1.76		1,530		2
12-31-2013	18.01	0.38	5.37	5.75	(0.39)	(0.04)	—	(0.43)	23.33	32.03		0.48		0.25		1.80		1,397		4
12-31-2012	15.71	0.36	2.12	2.48	(0.18)	—	—	(0.18)	18.01	15.80		0.49		0.25		2.07		1,121		4	[6]
12-31-2011	15.71	0.30	(0.01)	0.29	(0.29)	—	—	(0.29)	15.71	1.87		0.49		0.25		1.86		845		4
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 11-5-12. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

All Cap Core Trust
SERIES I
12-31-2015	27.32	0.27	0.44	0.71	(0.27)	—	—	(0.27)	27.76	2.59		0.87		0.86		0.94		75		238
12-31-2014	25.15	0.19	2.23	2.42	(0.25)	—	—	(0.25)	27.32	9.64		0.87		0.86		0.71		81		249
12-31-2013	18.95	0.23	6.26	6.49	(0.29)	—	—	(0.29)	25.15	34.33		0.87		0.86		1.02		86		180
12-31-2012	16.44	0.26	2.46	2.72	(0.21)	—	—	(0.21)	18.95	16.57		0.86		0.86		1.46		73		242
12-31-2011	16.55	0.17	(0.11)	0.06	(0.17)	—	—	(0.17)	16.44	0.41		0.86		0.86		0.99		71		231
SERIES II
12-31-2015	27.27	0.21	0.44	0.65	(0.22)	—	—	(0.22)	27.70	2.36		1.07		1.06		0.74		7		238
12-31-2014	25.10	0.13	2.24	2.37	(0.20)	—	—	(0.20)	27.27	9.46		1.07		1.06		0.49		6		249
12-31-2013	18.92	0.18	6.25	6.43	(0.25)	—	—	(0.25)	25.10	34.04		1.07		1.06		0.82		9		180
12-31-2012	16.41	0.23	2.45	2.68	(0.17)	—	—	(0.17)	18.92	16.38		1.06		1.06		1.26		8		242
12-31-2011	16.53	0.13	(0.11)	0.02	(0.14)	—	—	(0.14)	16.41	0.14		1.06		1.06		0.79		8		231
SERIES NAV
12-31-2015	27.33	0.28	0.45	0.73	(0.29)	—	—	(0.29)	27.77	2.64		0.82		0.81		1.00		226		238
12-31-2014	25.16	0.20	2.23	2.43	(0.26)	—	—	(0.26)	27.33	9.69		0.82		0.81		0.77		264		249
12-31-2013	18.95	0.24	6.28	6.52	(0.31)	—	—	(0.31)	25.16	34.44		0.82		0.81		1.06		284		180
12-31-2012	16.44	0.27	2.46	2.73	(0.22)	—	—	(0.22)	18.95	16.62		0.81		0.81		1.51		274		242
12-31-2011	16.56	0.18	(0.12)	0.06	(0.18)	—	—	(0.18)	16.44	0.40		0.81		0.81		1.04		272		231
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Alpha Opportunities Trust
SERIES I
12-31-2015	13.60	0.06	(0.16)	(0.10)	(0.08)	(2.48)	—	(2.56)	10.94	—	[3]	1.05		1.02		0.50		1		96
12-31-2014	16.21	0.08	1.17	1.25	(0.08)	(3.78)	—	(3.86)	13.60	8.00		1.06		1.02		0.52		1		109
12-31-2013	13.36	0.08	4.56	4.64	(0.12)	(1.67)	—	(1.79)	16.21	35.55		1.07		1.05		0.49		1		121
12-31-2012	11.92	0.09	2.39	2.48	(0.07)	(0.97)	—	(1.04)	13.36	21.33		1.06		1.06		0.71		1		141
12-31-2011	15.35	0.05	(1.34)	(1.29)	(0.03)	(2.11)	—	(2.14)	11.92	(8.14)		1.07		1.07		0.32		—	[4]	157
SERIES NAV
12-31-2015	13.62	0.07	(0.17)	(0.10)	(0.09)	(2.48)	—	(2.57)	10.95	(0.03)		1.00		0.97		0.56		663		96
12-31-2014	16.22	0.08	1.19	1.27	(0.09)	(3.78)	—	(3.87)	13.62	8.12		1.01		0.97		0.55		780		109
12-31-2013	13.37	0.08	4.57	4.65	(0.13)	(1.67)	—	(1.80)	16.22	35.58		1.02		1.00		0.55		915		121
12-31-2012	11.93	0.10	2.39	2.49	(0.08)	(0.97)	—	(1.05)	13.37	21.38		1.01		1.01		0.73		888		141
12-31-2011	15.35	0.05	(1.33)	(1.28)	(0.03)	(2.11)	—	(2.14)	11.93	(8.02)		1.02		1.02		0.34		875		157
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than 0.005%. 4. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Asset Allocation Trust
SERIES I
12-31-2015	15.75	0.20	[3]	(0.10)	0.10	(0.19)	(1.45)	—	(1.64)	14.21	1.06	0.62	[4]	0.61	[4]	1.27	[3]	220	9
12-31-2014	15.22	0.17	[3]	0.60	0.77	(0.17)	(0.07)	—	(0.24)	15.75	5.05	0.62	[4]	0.61	[4]	1.11	[3]	227	7
12-31-2013	12.47	0.15	[3]	2.76	2.91	(0.16)	—	—	(0.16)	15.22	23.30	0.62	[4]	0.62	[4]	1.08	[3]	221	2
12-31-2012	10.94	0.18	[3]	1.54	1.72	(0.19)	—	—	(0.19)	12.47	15.76	0.62	[4]	0.62	[4]	1.50	[3]	192	2
12-31-2011	11.01	0.16	[3]	(0.06)	0.10	(0.17)	—	—	(0.17)	10.94	0.91	0.62	[4]	0.62	[4]	1.42	[3]	187	2
SERIES II
12-31-2015	15.75	0.16	[3]	(0.09)	0.07	(0.16)	(1.45)	—	(1.61)	14.21	0.91	0.77	[4]	0.76	[4]	1.05	[3]	1,168	9
12-31-2014	15.22	0.14	[3]	0.61	0.75	(0.15)	(0.07)	—	(0.22)	15.75	4.89	0.77	[4]	0.76	[4]	0.90	[3]	1,320	7
12-31-2013	12.47	0.13	[3]	2.75	2.88	(0.13)	—	—	(0.13)	15.22	23.13	0.77	[4]	0.77	[4]	0.90	[3]	1,430	2
12-31-2012	10.95	0.16	[3]	1.54	1.70	(0.18)	—	—	(0.18)	12.47	15.49	0.77	[4]	0.77	[4]	1.36	[3]	1,305	2
12-31-2011	11.01	0.14	[3]	(0.05)	0.09	(0.15)	—	—	(0.15)	10.95	0.86	0.77	[4]	0.77	[4]	1.29	[3]	1,274	2
SERIES III
12-31-2015	15.75	0.24	[3]	(0.10)	0.14	(0.24)	(1.45)	—	(1.69)	14.20	1.34	0.27	[4]	0.26	[4]	1.56	[3]	138	9
12-31-2014	15.22	0.21	[3]	0.61	0.82	(0.22)	(0.07)	—	(0.29)	15.75	5.40	0.27	[4]	0.26	[4]	1.37	[3]	156	7
12-31-2013	12.46	0.20	[3]	2.76	2.96	(0.20)	—	—	(0.20)	15.22	23.79	0.27	[4]	0.27	[4]	1.40	[3]	173	2
12-31-2012	10.93	0.23	[3]	1.54	1.77	(0.24)	—	—	(0.24)	12.46	16.16	0.27	[4]	0.27	[4]	1.87	[3]	156	2
12-31-2011	11.00	0.21	[3]	(0.07)	0.14	(0.21)	—	—	(0.21)	10.93	1.27	0.27	[4]	0.27	[4]	1.84	[3]	146	2
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from the underlying fund held by the portfolio. The expense ratio of the underlying fund held by the portfolio was 0.31% for all periods presented.

American Global Growth Trust
SERIES I
12-31-2015	15.86	0.14	[3]	0.87	1.01	(0.39)	(1.10)	—	(1.49)	15.38	6.64	0.64	[4]	0.55	[4]	0.88	[3]	12	17
12-31-2014	15.68	0.15	[3]	0.16	0.31	(0.13)	—	—	(0.13)	15.86	1.96	0.63	[4]	0.58	[4]	0.97	[3]	8	13
12-31-2013	12.29	0.16	[3]	3.36	3.52	(0.13)	—	—	(0.13)	15.68	28.63	0.64	[4]	0.63	[4]	1.17	[3]	5	2	[5]
12-31-2012	10.11	0.07	[3]	2.17	2.24	(0.06)	—	—	(0.06)	12.29	22.13	0.64	[4]	0.64	[4]	0.59	[3]	2	5
12-31-2011	11.25	0.21	[3]	(1.25)	(1.04)	(0.10)	—	—	(0.10)	10.11	(9.24)	0.64	[4]	0.64	[4]	2.01	[3]	2	7
SERIES II
12-31-2015	15.83	0.09	[3]	0.90	0.99	(0.37)	(1.10)	—	(1.47)	15.35	6.50	0.79	[4]	0.70	[4]	0.55	[3]	193	17
12-31-2014	15.65	0.10	[3]	0.19	0.29	(0.11)	—	—	(0.11)	15.83	1.82	0.78	[4]	0.74	[4]	0.62	[3]	203	13
12-31-2013	12.27	0.11	[3]	3.38	3.49	(0.11)	—	—	(0.11)	15.65	28.43	0.79	[4]	0.78	[4]	0.77	[3]	233	2	[5]
12-31-2012	10.09	0.04	[3]	2.18	2.22	(0.04)	—	—	(0.04)	12.27	22.00	0.79	[4]	0.79	[4]	0.33	[3]	165	5
12-31-2011	11.23	0.08	[3]	(1.14)	(1.06)	(0.08)	—	—	(0.08)	10.09	(9.40)	0.79	[4]	0.79	[4]	0.73	[3]	158	7
SERIES III
12-31-2015	15.82	0.17	[3]	0.90	1.07	(0.45)	(1.10)	—	(1.55)	15.34	7.02	0.29	[4]	0.20	[4]	1.02	[3]	31	17
12-31-2014	15.64	0.18	[3]	0.18	0.36	(0.18)	—	—	(0.18)	15.82	2.31	0.28	[4]	0.24	[4]	1.12	[3]	36	13
12-31-2013	12.25	0.24	[3]	3.33	3.57	(0.18)	—	—	(0.18)	15.64	29.12	0.29	[4]	0.28	[4]	1.68	[3]	40	2	[5]
12-31-2012	10.08	0.10	[3]	2.17	2.27	(0.10)	—	—	(0.10)	12.25	22.49	0.29	[4]	0.29	[4]	0.84	[3]	4	5
12-31-2011	11.22	0.15	[3]	(1.15)	(1.00)	(0.14)	—	—	(0.14)	10.08	(8.92)	0.29	[4]	0.29	[4]	1.37	[3]	3	7
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying fund held by the portfolio. The expense ratios of the underlying fund held by the portfolio were as follows: 0.55%, 0.56%, 0.55%, 0.56% and 0.61% for the periods ended 12-31-15, 12-31-14, 12-31-13, 12-31-12 and 12-31-11, respectively. 5. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Growth Trust
SERIES I
12-31-2015	24.07	0.04	[3]	1.43	1.47	(0.06)	(1.33)	—	(1.39)	24.15	6.44	0.62	[4]	0.62	[4]	0.18	[3]	104	21
12-31-2014	22.44	0.20	[3]	1.63	1.83	(0.20)	—	—	(0.20)	24.07	8.13	0.62	[4]	0.61	[4]	0.85	[3]	118	7
12-31-2013	17.40	0.11	[3]	5.04	5.15	(0.11)	—	—	(0.11)	22.44	29.60	0.62	[4]	0.62	[4]	0.57	[3]	110	2
12-31-2012	14.87	0.07	[3]	2.53	2.60	(0.07)	—	—	(0.07)	17.40	17.49	0.62	[4]	0.62	[4]	0.40	[3]	91	4
12-31-2011	15.63	0.04	[3]	(0.76)	(0.72)	(0.04)	—	—	(0.04)	14.87	(4.63)	0.62	[4]	0.62	[4]	0.24	[3]	94	6
SERIES II
12-31-2015	23.99	0.02	[3]	1.42	1.44	(0.02)	(1.33)	—	(1.35)	24.08	6.35	0.77	[4]	0.72	[4]	0.10	[3]	707	21
12-31-2014	22.37	0.14	[3]	1.64	1.78	(0.16)	—	—	(0.16)	23.99	7.96	0.77	[4]	0.76	[4]	0.63	[3]	804	7
12-31-2013	17.34	0.07	[3]	5.04	5.11	(0.08)	—	—	(0.08)	22.37	29.48	0.77	[4]	0.77	[4]	0.36	[3]	919	2
12-31-2012	14.83	0.04	[3]	2.52	2.56	(0.05)	—	—	(0.05)	17.34	17.23	0.77	[4]	0.77	[4]	0.24	[3]	902	4
12-31-2011	15.59	0.01	[3]	(0.76)	(0.75)	(0.01)	—	—	(0.01)	14.83	(4.79)	0.77	[4]	0.77	[4]	0.08	[3]	930	6
SERIES III
12-31-2015	23.98	0.14	[3]	1.43	1.57	(0.15)	(1.33)	—	(1.48)	24.07	6.87	0.27	[4]	0.27	[4]	0.56	[3]	94	21
12-31-2014	22.36	0.26	[3]	1.64	1.90	(0.28)	—	—	(0.28)	23.98	8.47	0.27	[4]	0.26	[4]	1.14	[3]	106	7
12-31-2013	17.33	0.17	[3]	5.04	5.21	(0.18)	—	—	(0.18)	22.36	30.07	0.27	[4]	0.27	[4]	0.88	[3]	116	2
12-31-2012	14.81	0.13	[3]	2.52	2.65	(0.13)	—	—	(0.13)	17.33	17.89	0.27	[4]	0.27	[4]	0.78	[3]	106	4
12-31-2011	15.57	0.10	[3]	(0.77)	(0.67)	(0.09)	—	—	(0.09)	14.81	(4.29)	0.27	[4]	0.27	[4]	0.65	[3]	98	6
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.35%, 0.35%, 0.35%, 0.34% and 0.34% for the periods ended 12-31-15, 12-31-14, 12-31-13, 12-31-12 and 12-31-11, respectively.

American Growth-Income Trust
SERIES I
12-31-2015	24.00	0.21	[3]	(0.07)	0.14	(0.20)	(2.78)	—	(2.98)	21.16	1.11	0.62	[4]	0.61	[4]	0.89	[3]	240	17
12-31-2014	21.96	0.21	[3]	2.04	2.25	(0.21)	—	—	(0.21)	24.00	10.25	0.62	[4]	0.61	[4]	0.90	[3]	267	6
12-31-2013	16.66	0.18	[3]	5.32	5.50	(0.20)	—	—	(0.20)	21.96	33.01	0.62	[4]	0.61	[4]	0.96	[3]	270	2
12-31-2012	14.40	0.22	[3]	2.25	2.47	(0.21)	—	—	(0.21)	16.66	17.15	0.62	[4]	0.62	[4]	1.39	[3]	232	18	[5]
12-31-2011	14.90	0.16	[3]	(0.48)	(0.32)	(0.18)	—	—	(0.18)	14.40	(2.16)	0.62	[4]	0.62	[4]	1.10	[3]	197	5
SERIES II
12-31-2015	23.96	0.18	[3]	(0.07)	0.11	(0.17)	(2.78)	—	(2.95)	21.12	0.96	0.77	[4]	0.73	[4]	0.77	[3]	628	17
12-31-2014	21.92	0.16	[3]	2.06	2.22	(0.18)	—	—	(0.18)	23.96	10.12	0.77	[4]	0.76	[4]	0.68	[3]	730	6
12-31-2013	16.63	0.14	[3]	5.32	5.46	(0.17)	—	—	(0.17)	21.92	32.84	0.77	[4]	0.76	[4]	0.75	[3]	831	2
12-31-2012	14.38	0.17	[3]	2.27	2.44	(0.19)	—	—	(0.19)	16.63	16.94	0.77	[4]	0.77	[4]	1.09	[3]	814	18	[5]
12-31-2011	14.88	0.15	[3]	(0.49)	(0.34)	(0.16)	—	—	(0.16)	14.38	(2.31)	0.77	[4]	0.77	[4]	0.99	[3]	778	5
SERIES III
12-31-2015	23.96	0.29	[3]	(0.06)	0.23	(0.29)	(2.78)	—	(3.07)	21.12	1.46	0.27	[4]	0.26	[4]	1.24	[3]	219	17
12-31-2014	21.92	0.27	[3]	2.07	2.34	(0.30)	—	—	(0.30)	23.96	10.64	0.27	[4]	0.26	[4]	1.19	[3]	252	6
12-31-2013	16.62	0.24	[3]	5.33	5.57	(0.27)	—	—	(0.27)	21.92	33.50	0.27	[4]	0.26	[4]	1.27	[3]	276	2
12-31-2012	14.37	0.57	[3]	1.94	2.51	(0.26)	—	—	(0.26)	16.62	17.51	0.27	[4]	0.27	[4]	3.53	[3]	257	18	[5]
12-31-2011	14.87	0.23	[3]	(0.50)	(0.27)	(0.23)	—	—	(0.23)	14.37	(1.81)	0.27	[4]	0.27	[4]	1.58	[3]	76	5
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.29%, 0.29%, 0.29%, 0.28% and 0.29% based on the mix of underlying funds held by the portfolio for the periods ended 12-31-15, 12-31-14, 12-31-13, 12-31-12 and 12-31-11, respectively. 5. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American International Trust
SERIES I
12-31-2015	18.45	0.22	[3]	(1.11)	(0.89)	(0.21)	—	—	(0.21)	17.35	(4.82)	0.63	[4]	0.62	[4]	1.14	[3]	98	15
12-31-2014	19.23	0.21	[3]	(0.79)	(0.58)	(0.20)	—	—	(0.20)	18.45	(3.05)	0.62	[4]	0.62	[4]	1.08	[3]	89	6
12-31-2013	16.01	0.17	[3]	3.22	3.39	(0.17)	—	—	(0.17)	19.23	21.20	0.63	[4]	0.62	[4]	1.00	[3]	92	3
12-31-2012	13.77	0.16	[3]	2.25	2.41	(0.17)	—	—	(0.17)	16.01	17.49	0.62	[4]	0.62	[4]	1.06	[3]	81	5
12-31-2011	16.33	0.20	[3]	(2.54)	(2.34)	(0.22)	—	—	(0.22)	13.77	(14.34)	0.62	[4]	0.62	[4]	1.29	[3]	87	9
SERIES II
12-31-2015	18.44	0.18	[3]	(1.10)	(0.92)	(0.18)	—	—	(0.18)	17.34	(4.98)	0.78	[4]	0.76	[4]	0.93	[3]	395	15
12-31-2014	19.21	0.15	[3]	(0.75)	(0.60)	(0.17)	—	—	(0.17)	18.44	(3.15)	0.77	[4]	0.77	[4]	0.79	[3]	468	6
12-31-2013	16.00	0.13	[3]	3.23	3.36	(0.15)	—	—	(0.15)	19.21	20.98	0.78	[4]	0.77	[4]	0.76	[3]	557	3
12-31-2012	13.77	0.13	[3]	2.25	2.38	(0.15)	—	—	(0.15)	16.00	17.26	0.77	[4]	0.77	[4]	0.90	[3]	563	5
12-31-2011	16.31	0.19	[3]	(2.54)	(2.35)	(0.19)	—	—	(0.19)	13.77	(14.38)	0.77	[4]	0.77	[4]	1.22	[3]	576	9
SERIES III
12-31-2015	18.40	0.27	[3]	(1.10)	(0.83)	(0.28)	—	—	(0.28)	17.29	(4.54)	0.28	[4]	0.27	[4]	1.44	[4]	43	15
12-31-2014	19.17	0.26	[3]	(0.77)	(0.51)	(0.26)	—	—	(0.26)	18.40	(2.66)	0.27	[4]	0.27	[4]	1.33	[4]	50	6
12-31-2013	15.96	0.23	[3]	3.21	3.44	(0.23)	—	—	(0.23)	19.17	21.58	0.28	[4]	0.27	[4]	1.31	[4]	55	3
12-31-2012	13.72	0.22	[3]	2.24	2.46	(0.22)	—	—	(0.22)	15.96	17.94	0.27	[4]	0.27	[4]	1.49	[4]	51	5
12-31-2011	16.28	0.34	[3]	(2.63)	(2.29)	(0.27)	—	—	(0.27)	13.72	(14.05)	0.27	[4]	0.27	[4]	2.18	[4]	45	9
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from the underlying fund by the portfolio. The ratios of the underlying fund held by the portfolio were as follows: 0.54%, 0.54%, 0.54%, 0.53%, and 0.53% for the periods ended 12-31-15, 12-31-14, 12-31-13, 12-31-12 and 12-31-11, respectively.

American New World Trust
SERIES I
12-31-2015	13.22	0.02	[3]	(0.56)	(0.54)	(0.02)	(1.61)	—	(1.63)	11.05	(3.66)	0.68	[4]	0.68	[4]	0.19	[3]	31	15
12-31-2014	14.89	0.10	[3]	(1.28)	(1.18)	(0.08)	(0.41)	—	(0.49)	13.22	(8.21)	0.67	[4]	0.66	[4]	0.68	[3]	16	20
12-31-2013	13.55	0.16	[3]	1.31	1.47	(0.13)	—	—	(0.13)	14.89	10.89	0.67	[4]	0.67	[4]	1.16	[3]	15	11
12-31-2012	11.61	0.08	[3]	1.94	2.02	(0.08)	—	—	(0.08)	13.55	17.37	0.68	[4]	0.68	[4]	0.60	[3]	10	7
12-31-2011	13.75	0.20	[3]	(2.17)	(1.97)	(0.17)	—	—	(0.17)	11.61	(14.33)	0.66	[4]	0.66	[4]	1.57	[3]	9	14
SERIES II
12-31-2015	13.21	—	[3,5]	(0.55)	(0.55)	—	(1.61)	—	(1.61)	11.05	(3.73)	0.83	[4]	0.82	[4]	(0.02)[3]		44	15
12-31-2014	14.88	0.05	[3]	(1.25)	(1.20)	(0.06)	(0.41)	—	(0.47)	13.21	(8.37)	0.82	[4]	0.81	[4]	0.37	[3]	53	20
12-31-2013	13.54	0.10	[3]	1.35	1.45	(0.11)	—	—	(0.11)	14.88	10.74	0.82	[4]	0.82	[4]	0.75	[3]	64	11
12-31-2012	11.61	0.05	[3]	1.94	1.99	(0.06)	—	—	(0.06)	13.54	17.12	0.83	[4]	0.83	[4]	0.43	[3]	68	7
12-31-2011	13.74	0.14	[3]	(2.12)	(1.98)	(0.15)	—	—	(0.15)	11.61	(14.41)	0.81	[4]	0.81	[4]	1.04	[3]	66	14
SERIES III
12-31-2015	13.18	0.06	[3]	(0.55)	(0.49)	(0.06)	(1.61)	—	(1.67)	11.02	(3.24)	0.33	[4]	0.32	[4]	0.47	[3]	1	15
12-31-2014	14.86	0.13	[3]	(1.27)	(1.14)	(0.13)	(0.41)	—	(0.54)	13.18	(7.95)	0.32	[4]	0.31	[4]	0.91	[3]	2	20
12-31-2013	13.51	0.16	[3]	1.37	1.53	(0.18)	—	—	(0.18)	14.86	11.36	0.32	[4]	0.32	[4]	1.12	[3]	2	11
12-31-2012	11.58	0.11	[3]	1.94	2.05	(0.12)	—	—	(0.12)	13.51	17.71	0.33	[4]	0.33	[4]	0.85	[3]	3	7
12-31-2011	13.72	0.22	[3]	(2.14)	(1.92)	(0.22)	—	—	(0.22)	11.58	(14.02)	0.31	[4]	0.31	[4]	1.70	[3]	3	14
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from the underlying fund held by the portfolio. The expense ratios of the underlying fund held by the portfolio were as follows: 0.78%, 0.78%, 0.79%, 0.78%, 0.80% and 0.80% for the periods ended 12-31-15, 12-31-14, 12-31-13, 12-31-12 and 12-31-11, respectively. 5. Less than $0.005.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Blue Chip Growth Trust
SERIES I
12-31-2015	35.88	0.01	3.48		3.49	—	(6.92)	—	(6.92)	32.45	11.06	0.87	0.83	0.03	311	29
12-31-2014	34.23	(0.04)	3.12		3.08	—	(1.43)	—	(1.43)	35.88	9.07	0.86	0.83	(0.12)	313	26
12-31-2013	24.29	(0.01)	10.03		10.02	(0.08)	—	—	(0.08)	34.23	41.27	0.87	0.83	(0.04)	337	27
12-31-2012	20.54	0.05	3.72		3.77	(0.02)	—	—	(0.02)	24.29	18.36	0.86	0.83	0.22	274	22
12-31-2011	20.25	0.02	0.27		0.29	— [3]	—	—	— [3]	20.54	1.44	0.86	0.83	0.12	277	33
SERIES II
12-31-2015	35.50	(0.06)	3.43		3.37	—	(6.92)	—	(6.92)	31.95	10.83	1.07	1.03	(0.17)	136	29
12-31-2014	33.94	(0.11)	3.10		2.99	—	(1.43)	—	(1.43)	35.50	8.88	1.06	1.03	(0.32)	132	26
12-31-2013	24.10	(0.07)	9.94		9.87	(0.03)	—	—	(0.03)	33.94	40.97	1.07	1.03	(0.24)	149	27
12-31-2012	20.40	— [3]	3.70		3.70	—	—	—	—	24.10	18.14	1.06	1.03	0.02	123	22
12-31-2011	20.15	(0.02)	0.27		0.25	—	—	—	—	20.40	1.24	1.06	1.03	(0.08)	122	33
SERIES NAV
12-31-2015	35.86	0.03	3.48		3.51	—	(6.92)	—	(6.92)	32.45	11.13	0.82	0.78	0.08	1,260	29
12-31-2014	34.20	(0.02)	3.11		3.09	—	(1.43)	—	(1.43)	35.86	9.11	0.81	0.78	(0.07)	1,314	26
12-31-2013	24.26	— [3]	10.03		10.03	(0.09)	—	—	(0.09)	34.20	41.37	0.82	0.78	0.01	1,471	27
12-31-2012	20.51	0.07	3.71		3.78	(0.03)	—	—	(0.03)	24.26	18.44	0.81	0.78	0.28	1,346	22
12-31-2011	20.22	0.04	0.25		0.29	— [3]	—	—	— [3]	20.51	1.45	0.81	0.78	0.17	1,286	33
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Capital Appreciation Trust
SERIES I
12-31-2015	15.47	— [3]	1.57		1.57	—	(2.92)	—	(2.92)	14.12	11.46	0.79	0.78	(0.01)	192	30
12-31-2014	15.78	— [3]	1.50		1.50	(0.01)	(1.80)	—	(1.81)	15.47	9.65	0.78	0.78	(0.01)	196	33
12-31-2013	11.51	0.01	4.29		4.30	(0.03)	—	—	(0.03)	15.78	37.41	0.79	0.79	0.04	205	38
12-31-2012	9.94	0.03	1.56		1.59	(0.02)	—	—	(0.02)	11.51	15.98	0.79	0.78	0.27	175	45
12-31-2011	9.94	0.01	—	[3]	0.01	(0.01)	—	—	(0.01)	9.94	0.08	0.79	0.78	0.05	181	52
SERIES II
12-31-2015	15.22	(0.03)	1.53		1.50	—	(2.92)	—	(2.92)	13.80	11.17	0.99	0.98	(0.21)	70	30
12-31-2014	15.57	(0.03)	1.48		1.45	—	(1.80)	—	(1.80)	15.22	9.47	0.98	0.98	(0.21)	73	33
12-31-2013	11.38	(0.02)	4.24		4.22	(0.03)	—	—	(0.03)	15.57	37.10	0.99	0.99	(0.16)	77	38
12-31-2012	9.83	0.02	1.54		1.56	(0.01)	—	—	(0.01)	11.38	15.84	0.99	0.98	0.07	71	45
12-31-2011	9.85	(0.02)	—	[3]	(0.02)	— [3]	—	—	— [3]	9.83	(0.17)	0.99	0.98	(0.15)	72	52
SERIES NAV
12-31-2015	15.48	0.01	1.56		1.57	— [3]	(2.92)	—	(2.92)	14.13	11.48	0.74	0.73	0.04	691	30
12-31-2014	15.79	0.01	1.49		1.50	(0.01)	(1.80)	—	(1.81)	15.48	9.68	0.73	0.73	0.04	764	33
12-31-2013	11.51	0.01	4.30		4.31	(0.03)	—	—	(0.03)	15.79	37.51	0.74	0.74	0.09	850	38
12-31-2012	9.94	0.04	1.55		1.59	(0.02)	—	—	(0.02)	11.51	16.03	0.74	0.73	0.32	797	45
12-31-2011	9.94	0.01	—	[3]	0.01	(0.01)	—	—	(0.01)	9.94	0.12	0.74	0.73	0.10	770	52
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Capital Appreciation Value Trust
SERIES I
12-31-2015	12.78	0.13	0.48		0.61	(0.13)	(1.79)	—	(1.92)	11.47	5.28	0.91	0.87	1.02	1	73
12-31-2014	13.02	0.15	1.38		1.53	(0.18)	(1.59)	—	(1.77)	12.78	12.22	0.91	0.87	1.18	4	69
12-31-2013	11.75	0.14	2.44		2.58	(0.16)	(1.15)	—	(1.31)	13.02	22.32	0.91	0.87	1.09	1	71
12-31-2012	11.51	0.18	1.45		1.63	(0.17)	(1.22)	—	(1.39)	11.75	14.59	0.92	0.88	1.50	1	68
12-31-2011	11.50	0.19	0.16		0.35	(0.16)	(0.18)	—	(0.34)	11.51	3.13	0.95	0.91	1.59	1	83
SERIES II
12-31-2015	12.75	0.11	0.48		0.59	(0.11)	(1.79)	—	(1.90)	11.44	5.10	1.11	1.07	0.89	316	73
12-31-2014	12.99	0.13	1.37		1.50	(0.15)	(1.59)	—	(1.74)	12.75	12.04	1.11	1.07	0.98	332	69
12-31-2013	11.74	0.11	2.42		2.53	(0.13)	(1.15)	—	(1.28)	12.99	21.93	1.11	1.07	0.88	331	71
12-31-2012	11.49	0.15	1.47		1.62	(0.15)	(1.22)	—	(1.37)	11.74	14.49	1.12	1.08	1.29	306	68
12-31-2011	11.49	0.16	0.16		0.32	(0.14)	(0.18)	—	(0.32)	11.49	2.88	1.15	1.11	1.39	301	83
SERIES NAV
12-31-2015	12.76	0.14	0.48		0.62	(0.14)	(1.79)	—	(1.93)	11.45	5.27	0.86	0.82	1.16	44	73
12-31-2014	13.00	0.16	1.38		1.54	(0.19)	(1.59)	—	(1.78)	12.76	12.38	0.86	0.82	1.22	32	69
12-31-2013	11.74	0.15	2.42		2.57	(0.16)	(1.15)	—	(1.31)	13.00	22.30	0.86	0.82	1.14	32	71
12-31-2012	11.49	0.19	1.46		1.65	(0.18)	(1.22)	—	(1.40)	11.74	14.76	0.87	0.83	1.56	25	68
12-31-2011	11.49	0.19	0.15		0.34	(0.16)	(0.18)	—	(0.34)	11.49	3.09	0.90	0.86	1.66	17	83
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Core Strategy Trust
SERIES I
12-31-2015	14.95	0.31	[3]	(0.34)	(0.03)	(0.31)	(0.52)	—	(0.83)	14.09	(0.11)	0.11	[4]	0.11	[4]	2.06	[3]	122		6
12-31-2014	14.48	0.29	[3]	0.60	0.89	(0.30)	(0.12)	—	(0.42)	14.95	6.11	0.11	[4]	0.11	[4]	1.92	[3]	135		5
12-31-2013	13.58	0.01	[3]	2.55	2.56	(0.08)	(1.58)	—	(1.66)	14.48	19.16	0.12	[4]	0.12	[4]	0.06	[3]	142		8	[5]
12-31-2012	12.40	0.43	[3]	1.12	1.55	(0.35)	(0.02)	—	(0.37)	13.58	12.53	0.13	[4]	0.13	[4]	3.21	[3]	—	[6]	110	[7]
12-31-2011	12.66	0.42	[3]	(0.39)	0.03	(0.29)	— [8]	—	(0.29)	12.40	0.21	0.12	[4]	0.11	[4]	3.34	[3]	—	[6]	8
SERIES II
12-31-2015	15.01	0.29	[3]	(0.36)	(0.07)	(0.28)	(0.52)	—	(0.80)	14.14	(0.37)	0.31	[4]	0.31	[4]	1.88	[3]	3,371		6
12-31-2014	14.54	0.26	[3]	0.60	0.86	(0.27)	(0.12)	—	(0.39)	15.01	5.91	0.31	[4]	0.31	[4]	1.75	[3]	3,658		5
12-31-2013	13.62	0.20	[3]	2.35	2.55	(0.05)	(1.58)	—	(1.63)	14.54	19.03	0.32	[4]	0.32	[4]	1.36	[3]	3,804		8	[5]
12-31-2012	12.44	0.32	[3]	1.21	1.53	(0.33)	(0.02)	—	(0.35)	13.62	12.27	0.33	[4]	0.33	[4]	2.36	[3]	688		110	[7]
12-31-2011	12.70	0.25	[3]	(0.25)	— [8]	(0.26)	— [8]	—	(0.26)	12.44	0.01	0.32	[4]	0.31	[4]	1.95	[3]	653		8
SERIES NAV
12-31-2015	14.96	0.33	[3]	(0.35)	(0.02)	(0.32)	(0.52)	—	(0.84)	14.10	(0.06)	0.06	[4]	0.06	[4]	2.21	[3]	156		6
12-31-2014	14.49	0.32	[3]	0.58	0.90	(0.31)	(0.12)	—	(0.43)	14.96	6.15	0.06	[4]	0.06	[4]	2.13	[3]	159		5
12-31-2013	13.58	0.28	[3]	2.30	2.58	(0.09)	(1.58)	—	(1.67)	14.49	19.28	0.07	[4]	0.07	[4]	1.91	[3]	133		8	[5]
12-31-2012	12.40	0.39	[3]	1.17	1.56	(0.36)	(0.02)	—	(0.38)	13.58	12.58	0.08	[4]	0.08	[4]	2.92	[3]	51		110	[7]
12-31-2011	12.67	0.35	[3]	(0.33)	0.02	(0.29)	— [8]	—	(0.29)	12.40	0.18	0.07	[4]	0.06	[4]	2.74	[3]	33		8
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.53% – 0.59%, 0.50% – 0.64%, 0.49% – 0.59% and 0.48% – 0.50% based on the mix of underlying funds held by the portfolio for the periods ended 12-31-15, 12-31-14, 12-31-13, 12-31-12 and 12-31-11, respectively. 5. Excludes merger activity. 6. Less than $500,000. 7. Increase in the portfolio turnover is directly attributed to in-kind transactions that are related to the reorganization of the underlying funds held by the Trust. 8. Less than $0.005 per share.

Emerging Markets Value Trust
SERIES I
12-31-2015[3]	8.91	0.15		(1.85)	(1.70)	(0.17)	—	—	(0.17)	7.04	(19.08)	1.10		1.09		1.73		2		20
12-31-2014	9.92	0.17		(0.65)	(0.48)	(0.18)	(0.35)	—	(0.53)	8.91	(5.50)	1.13		1.12		1.68		3		17
12-31-2013	10.74	0.13		(0.46)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.92	(3.22)	1.13		1.12		1.25		4		9
12-31-2012	9.86	0.14		1.60	1.74	(0.11)	(0.75)	—	(0.86)	10.74	18.53	1.13		1.13		1.31		9		14
12-31-2011	15.99	0.17		(4.31)	(4.14)	(0.20)	(1.79)	—	(1.99)	9.86	(27.06)	1.13		1.13		1.27		7		18
SERIES II
12-31-2015[3]	9.48	0.10		(2.37)	(2.27)	(0.16)	—	—	(0.16)	7.05	(24.01)[4]	1.30	[5]	1.29	[5]	2.13	[5]	—	[6]	20	[7]
SERIES NAV
12-31-2015[3]	8.90	0.14		(1.83)	(1.69)	(0.18)	—	—	(0.18)	7.03	(19.05)	1.05		1.04		1.72		660		20
12-31-2014	9.90	0.17		(0.63)	(0.46)	(0.19)	(0.35)	—	(0.54)	8.90	(5.36)	1.08		1.07		1.70		824		17
12-31-2013	10.72	0.14		(0.47)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.90	(3.18)	1.08		1.07		1.37		1,078		9
12-31-2012	9.85	0.14		1.59	1.73	(0.11)	(0.75)	—	(0.86)	10.72	18.49	1.08		1.08		1.34		1,115		14
12-31-2011	15.98	0.18		(4.31)	(4.13)	(0.21)	(1.79)	—	(2.00)	9.85	(27.02)	1.08		1.08		1.32		915		18
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series II shares is 5-27-15. 4. Not annualized. 5. Annualized. 6. Less than $500,000. 7. Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Equity Income Trust
SERIES I
12-31-2015	19.16	0.34	(1.70)	(1.36)	(0.34)	(1.67)	—	(2.01)	15.79	(6.75)	0.87	0.83	1.91	262	34
12-31-2014	19.82	0.36	1.09	1.45	(0.35)	(1.76)	—	(2.11)	19.16	7.47	0.86	0.83	1.81	326	9
12-31-2013	15.53	0.29	4.35	4.64	(0.35)	—	—	(0.35)	19.82	29.96	0.87	0.83	1.63	348	9
12-31-2012	13.50	0.31	2.03	2.34	(0.31)	—	—	(0.31)	15.53	17.44	0.86	0.83	2.11	311	14
12-31-2011	13.87	0.27	(0.39)	(0.12)	(0.25)	—	—	(0.25)	13.50	(0.81)	0.86	0.83	1.91	311	19	[3]
SERIES II
12-31-2015	19.10	0.31	(1.70)	(1.39)	(0.30)	(1.67)	—	(1.97)	15.74	(6.91)	1.07	1.03	1.71	138	34
12-31-2014	19.77	0.32	1.09	1.41	(0.32)	(1.76)	—	(2.08)	19.10	7.23	1.06	1.03	1.62	172	9
12-31-2013	15.49	0.26	4.34	4.60	(0.32)	—	—	(0.32)	19.77	29.75	1.07	1.03	1.43	193	9
12-31-2012	13.47	0.28	2.03	2.31	(0.29)	—	—	(0.29)	15.49	17.18	1.06	1.03	1.91	173	14
12-31-2011	13.84	0.24	(0.38)	(0.14)	(0.23)	—	—	(0.23)	13.47	(1.01)	1.06	1.03	1.73	174	19	[3]
SERIES NAV
12-31-2015	19.10	0.35	(1.70)	(1.35)	(0.34)	(1.67)	—	(2.01)	15.74	(6.66)	0.82	0.78	1.97	1,270	34
12-31-2014	19.76	0.37	1.09	1.46	(0.36)	(1.76)	—	(2.12)	19.10	7.55	0.81	0.78	1.87	1,489	9
12-31-2013	15.48	0.30	4.34	4.64	(0.36)	—	—	(0.36)	19.76	30.05	0.82	0.78	1.68	1,579	9
12-31-2012	13.46	0.32	2.02	2.34	(0.32)	—	—	(0.32)	15.48	17.47	0.81	0.78	2.17	1,513	14
12-31-2011	13.83	0.27	(0.38)	(0.11)	(0.26)	—	—	(0.26)	13.46	(0.76)	0.81	0.78	1.98	1,471	19	[3]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Financial Industries Trust
SERIES I
12-31-2015	17.10	0.23	(0.75)	(0.52)	(0.13)	(5.27)	—	(5.40)	11.18	(2.65)	0.87	0.87	1.58	126	27
12-31-2014	15.85	0.15	1.22	1.37	(0.12)	—	—	(0.12)	17.10	8.65	0.93	0.93	0.95	132	113
12-31-2013	12.32	0.11	3.67	3.78	(0.10)	(0.15)	—	(0.25)	15.85	30.75	0.91	0.90	0.78	132	3
12-31-2012	10.52	0.12	1.77	1.89	(0.09)	—	—	(0.09)	12.32	18.05	0.91	0.91	0.99	97	26
12-31-2011	11.84	0.10	(1.23)	(1.13)	(0.19)	—	—	(0.19)	10.52	(9.51)	0.94	0.93	0.90	92	12
SERIES II
12-31-2015	17.02	0.20	(0.75)	(0.55)	(0.10)	(5.27)	—	(5.37)	11.10	(2.88)	1.07	1.07	1.39	19	27
12-31-2014	15.78	0.12	1.21	1.33	(0.09)	—	—	(0.09)	17.02	8.42	1.13	1.13	0.75	23	113
12-31-2013	12.27	0.09	3.64	3.73	(0.07)	(0.15)	—	(0.22)	15.78	30.49	1.11	1.10	0.60	27	3
12-31-2012	10.48	0.09	1.77	1.86	(0.07)	—	—	(0.07)	12.27	17.82	1.11	1.11	0.79	23	26
12-31-2011	11.79	0.08	(1.22)	(1.14)	(0.17)	—	—	(0.17)	10.48	(9.66)	1.14	1.13	0.71	23	12
SERIES NAV
12-31-2015	17.07	0.24	(0.75)	(0.51)	(0.14)	(5.27)	—	(5.41)	11.15	(2.58)	0.82	0.82	1.63	22	27
12-31-2014	15.83	0.16	1.21	1.37	(0.13)	—	—	(0.13)	17.07	8.64	0.88	0.88	1.00	22	113
12-31-2013	12.30	0.12	3.66	3.78	(0.10)	(0.15)	—	(0.25)	15.83	30.86	0.86	0.85	0.84	24	3
12-31-2012	10.51	0.12	1.77	1.89	(0.10)	—	—	(0.10)	12.30	18.03	0.86	0.86	1.04	18	26
12-31-2011	11.82	0.11	(1.22)	(1.11)	(0.20)	—	—	(0.20)	10.51	(9.39)	0.89	0.88	0.95	18	12
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Franklin Templeton Founding Allocation Trust
SERIES I
12-31-2015	13.02	0.34	[3]	(1.09)	(0.75)	(0.36)	—	—	(0.36)	11.91	(5.80)	0.12	0.12	[4]	2.64	[3]	39	6
12-31-2014	13.05	0.39	[3]	0.01	0.40	(0.43)	—	—	(0.43)	13.02	3.01	0.11	0.11	[4]	2.92	[3]	45	4
12-31-2013	10.73	0.29	[3]	2.33	2.62	(0.30)	—	—	(0.30)	13.05	24.43	0.12	0.12	[4]	2.37	[3]	52	3
12-31-2012	9.51	0.31	[3]	1.24	1.55	(0.33)	—	—	(0.33)	10.73	16.26	0.12	0.12	[4]	3.04	[3]	47	3
12-31-2011	9.95	0.29	[3]	(0.43)	(0.14)	(0.30)	—	—	(0.30)	9.51	(1.41)	0.12	0.12	[4]	2.92	[3]	44	3
SERIES II
12-31-2015	13.04	0.31	[3]	(1.09)	(0.78)	(0.33)	—	—	(0.33)	11.93	(5.99)	0.32	0.32	[4]	2.41	[3]	962	6
12-31-2014	13.07	0.37	[3]	— [5]	0.37	(0.40)	—	—	(0.40)	13.04	2.81	0.31	0.31	[4]	2.76	[3]	1,169	4
12-31-2013	10.74	0.26	[3]	2.35	2.61	(0.28)	—	—	(0.28)	13.07	24.27	0.32	0.32	[4]	2.17	[3]	1,305	3
12-31-2012	9.52	0.28	[3]	1.25	1.53	(0.31)	—	—	(0.31)	10.74	16.03	0.32	0.32	[4]	2.79	[3]	1,184	3
12-31-2011	9.97	0.26	[3]	(0.43)	(0.17)	(0.28)	—	—	(0.28)	9.52	(1.71)	0.32	0.32	[4]	2.60	[3]	1,154	3
SERIES NAV
12-31-2015	13.01	0.38	[3]	(1.12)	(0.74)	(0.37)	—	—	(0.37)	11.90	(5.76)	0.07	0.07	[4]	2.95	[3]	48	6
12-31-2014	13.04	0.47	[3]	(0.07)	0.40	(0.43)	—	—	(0.43)	13.01	3.06	0.06	0.06	[4]	3.46	[3]	43	4
12-31-2013	10.72	0.35	[3]	2.28	2.63	(0.31)	—	—	(0.31)	13.04	24.50	0.07	0.07	[4]	2.88	[3]	31	3
12-31-2012	9.50	0.38	[3]	1.17	1.55	(0.33)	—	—	(0.33)	10.72	16.33	0.07	0.07	[4]	3.69	[3]	16	3
12-31-2011	9.95	0.34	[3]	(0.48)	(0.14)	(0.31)	—	—	(0.31)	9.50	(1.46)	0.07	0.07	[4]	3.41	[3]	10	3
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.83% – 1.00%, 0.84% – 0.98%, 0.85% – 0.97%, 0.85% – 1.00%, 0.85% – 1.03% and 0.85% – 1.03% for the periods ended 12-31-15, 12-31-14, 12-31-13, 12-31-12, and 12-31-11, respectively. 5. Less than $0.005 per share.

Fundamental All Cap Core Trust
SERIES I
12-31-2015	22.53	0.07		0.80	0.87	—	(1.10)	—	(1.10)	22.30	4.01	0.76	0.75		0.30		168	49
12-31-2014	20.61	0.06	[3]	1.95	2.01	(0.09)	—	—	(0.09)	22.53	9.74	0.76	0.75		0.28	[3]	156	46
12-31-2013	15.30	0.11		5.37	5.48	(0.17)	—	—	(0.17)	20.61	35.88	0.76	0.76		0.60		159	41
12-31-2012	12.48	0.16		2.77	2.93	(0.11)	—	—	(0.11)	15.30	23.52	0.76	0.76		1.17		131	38
12-31-2011	12.90	0.13		(0.41)	(0.28)	(0.14)	—	—	(0.14)	12.48	(2.16)	0.76	0.76		0.98		117	146
SERIES II
12-31-2015	22.50	0.02		0.81	0.83	—	(1.10)	—	(1.10)	22.23	3.83	0.96	0.95		0.10		52	49
12-31-2014	20.58	0.02	[3]	1.95	1.97	(0.05)	—	—	(0.05)	22.50	9.56	0.96	0.95		0.08	[3]	59	46
12-31-2013	15.29	0.07		5.36	5.43	(0.14)	—	—	(0.14)	20.58	35.55	0.96	0.96		0.40		69	41
12-31-2012	12.47	0.14		2.76	2.90	(0.08)	—	—	(0.08)	15.29	23.31	0.96	0.96		0.98		67	38
12-31-2011	12.90	0.10		(0.42)	(0.32)	(0.11)	—	—	(0.11)	12.47	(2.44)	0.96	0.96		0.78		60	146
SERIES NAV
12-31-2015	22.61	0.08		0.81	0.89	—	(1.10)	—	(1.10)	22.40	4.09	0.71	0.70		0.35		1,406	49
12-31-2014	20.68	0.07	[3]	1.96	2.03	(0.10)	—	—	(0.10)	22.61	9.81	0.71	0.70		0.33	[3]	1,449	46
12-31-2013	15.36	0.11		5.39	5.50	(0.18)	—	—	(0.18)	20.68	35.86	0.71	0.71		0.64		1,433	41
12-31-2012	12.52	0.17		2.79	2.96	(0.12)	—	—	(0.12)	15.36	23.66	0.71	0.71		1.22		1,149	38
12-31-2011	12.95	0.13		(0.41)	(0.28)	(0.15)	—	—	(0.15)	12.52	(2.17)	0.71	0.71		1.03		1,032	146
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.05 and 0.21% for all series.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Fundamental Large Cap Value Trust
SERIES I
12-31-2015	17.52	0.20		(0.39)	(0.19)	(0.18)	—	—	(0.18)	17.15	(1.11)	0.71	0.70	1.15		562	9
12-31-2014	15.94	0.17		1.52	1.69	(0.11)	—	—	(0.11)	17.52	10.61	0.71	0.70	1.03		621	29	[3]
12-31-2013	12.18	0.17		3.77	3.94	(0.18)	—	—	(0.18)	15.94	32.41	0.74	0.74	1.17		273	40	[3]
12-31-2012	9.91	0.19		2.22	2.41	(0.14)	—	—	(0.14)	12.18	24.42	0.76	0.75	1.67		67	42
12-31-2011	9.84	0.15		0.02	0.17	(0.10)	—	—	(0.10)	9.91	1.75	0.78	0.78	1.53		45	108
SERIES II
12-31-2015	17.64	0.17		(0.40)	(0.23)	(0.14)	—	—	(0.14)	17.27	(1.30)	0.91	0.90	0.95		220	9
12-31-2014	16.05	0.13		1.54	1.67	(0.08)	—	—	(0.08)	17.64	10.40	0.91	0.90	0.74		268	29	[3]
12-31-2013	12.27	0.14		3.79	3.93	(0.15)	—	—	(0.15)	16.05	32.11	0.94	0.94	0.99		44	40	[3]
12-31-2012	9.98	0.16		2.25	2.41	(0.12)	—	—	(0.12)	12.27	24.23	0.96	0.95	1.46		17	42
12-31-2011	9.90	0.13		0.03	0.16	(0.08)	—	—	(0.08)	9.98	1.63	0.98	0.98	1.33		13	108
SERIES NAV
12-31-2015	17.52	0.21		(0.39)	(0.18)	(0.19)	—	—	(0.19)	17.15	(1.06)	0.66	0.65	1.20		780	9
12-31-2014	15.94	0.19		1.51	1.70	(0.12)	—	—	(0.12)	17.52	10.66	0.66	0.65	1.12		903	29	[3]
12-31-2013	12.18	0.18		3.77	3.95	(0.19)	—	—	(0.19)	15.94	32.47	0.69	0.69	1.28		779	40	[3]
12-31-2012	9.91	0.19		2.23	2.42	(0.15)	—	—	(0.15)	12.18	24.48	0.71	0.70	1.68		441	42
12-31-2011	9.83	0.16		0.02	0.18	(0.10)	—	—	(0.10)	9.91	1.90	0.73	0.73	1.58		270	108
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Global Trust
SERIES I
12-31-2015	19.58	0.35		(1.60)	(1.25)	(0.38)	—	—	(0.38)	17.95	(6.42)	0.93	0.91	1.79		147	23
12-31-2014	20.50	0.47	[3]	(0.99)	(0.52)	(0.40)	—	—	(0.40)	19.58	(2.60)	0.95	0.94	2.27	[3]	180	17	[4]
12-31-2013	15.86	0.26		4.66	4.92	(0.28)	—	—	(0.28)	20.50	31.09	0.96	0.95	1.45		176	14
12-31-2012	13.31	0.30		2.57	2.87	(0.32)	—	—	(0.32)	15.86	21.74	0.96	0.94	2.04		156	16
12-31-2011	14.48	0.31		(1.18)	(0.87)	(0.30)	—	—	(0.30)	13.31	(6.00)	0.96	0.94	2.14		150	24
SERIES II
12-31-2015	19.51	0.31		(1.59)	(1.28)	(0.35)	—	—	(0.35)	17.88	(6.61)	1.13	1.11	1.61		46	23
12-31-2014	20.43	0.41	[3]	(0.97)	(0.56)	(0.36)	—	—	(0.36)	19.51	(2.80)	1.15	1.14	1.97	[3]	62	17	[4]
12-31-2013	15.81	0.22		4.65	4.87	(0.25)	—	—	(0.25)	20.43	30.83	1.16	1.15	1.23		34	14
12-31-2012	13.27	0.27		2.57	2.84	(0.30)	—	—	(0.30)	15.81	21.51	1.16	1.14	1.85		30	16
12-31-2011	14.44	0.28		(1.18)	(0.90)	(0.27)	—	—	(0.27)	13.27	(6.22)	1.16	1.14	1.94		29	24
SERIES NAV
12-31-2015	19.56	0.36		(1.59)	(1.23)	(0.39)	—	—	(0.39)	17.94	(6.34)	0.88	0.86	1.83		390	23
12-31-2014	20.47	0.48	[3]	(0.98)	(0.50)	(0.41)	—	—	(0.41)	19.56	(2.51)	0.90	0.89	2.31	[3]	474	17	[4]
12-31-2013	15.85	0.27		4.64	4.91	(0.29)	—	—	(0.29)	20.47	31.03	0.91	0.90	1.50		470	14
12-31-2012	13.30	0.30		2.58	2.88	(0.33)	—	—	(0.33)	15.85	21.82	0.91	0.89	2.09		422	16
12-31-2011	14.47	0.32		(1.18)	(0.86)	(0.31)	—	—	(0.31)	13.30	(5.95)	0.91	0.89	2.18		404	24
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.08 and 0.37% for all series, respectively. 4. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Health Sciences Trust
SERIES I
12-31-2015	33.55	0.03	4.30	4.33	—	(5.96)	—	(5.96)	31.92	12.69	1.07		1.02		0.09	146	43
12-31-2014	29.19	(0.16)	8.98	8.82	—	(4.46)	—	(4.46)	33.55	31.83	1.07		1.02		(0.51)	135	50
12-31-2013	20.98	(0.14)	10.72	10.58	—	(2.37)	—	(2.37)	29.19	51.15	1.16		1.10		(0.54)	106	57
12-31-2012	16.98	(0.08)	5.46	5.38	—	(1.38)	—	(1.38)	20.98	31.89	1.18		1.12		(0.41)	69	29
12-31-2011	15.55	(0.10)	1.73	1.63	—	(0.20)	—	(0.20)	16.98	10.57	1.18		1.13		(0.59)	56	39
SERIES II
12-31-2015	32.30	(0.03)	4.14	4.11	—	(5.96)	—	(5.96)	30.45	12.49	1.27		1.22		(0.10)	102	43
12-31-2014	28.30	(0.22)	8.68	8.46	—	(4.46)	—	(4.46)	32.30	31.54	1.27		1.22		(0.71)	103	50
12-31-2013	20.43	(0.19)	10.43	10.24	—	(2.37)	—	(2.37)	28.30	50.86	1.36		1.30		(0.74)	91	57
12-31-2012	16.60	(0.12)	5.33	5.21	—	(1.38)	—	(1.38)	20.43	31.59	1.38		1.32		(0.61)	67	29
12-31-2011	15.23	(0.13)	1.70	1.57	—	(0.20)	—	(0.20)	16.60	10.39	1.38		1.33		(0.80)	57	39
SERIES NAV
12-31-2015	33.78	0.05	4.33	4.38	—	(5.96)	—	(5.96)	32.20	12.76	1.02		0.97		0.13	118	43
12-31-2014	29.36	(0.15)	9.03	8.88	—	(4.46)	—	(4.46)	33.78	31.85	1.02		0.97		(0.46)	101	50
12-31-2013	21.08	(0.13)	10.78	10.65	—	(2.37)	—	(2.37)	29.36	51.24	1.11		1.05		(0.49)	73	57
12-31-2012	17.05	(0.07)	5.48	5.41	—	(1.38)	—	(1.38)	21.08	31.93	1.13		1.07		(0.36)	48	29
12-31-2011	15.60	(0.09)	1.74	1.65	—	(0.20)	—	(0.20)	17.05	10.66	1.13		1.08		(0.54)	34	39
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
International Core Trust
SERIES I
12-31-2015	10.52	0.25	(0.82)	(0.57)	(0.31)	—	—	(0.31)	9.64	(5.45)	1.01		1.00		2.31	38	67
12-31-2014	11.70	0.39 [3]	(1.15)	(0.76)	(0.42)	—	—	(0.42)	10.52	(6.70)	1.07		1.06		3.33 [3]	42	75
12-31-2013	9.61	0.26	2.13	2.39	(0.30)	—	—	(0.30)	11.70	24.99	1.07		1.07		2.51	49	47
12-31-2012	8.60	0.26	1.02	1.28	(0.27)	—	—	(0.27)	9.61	15.05	1.07		1.07		2.93	45	49
12-31-2011	9.77	0.26	(1.20)	(0.94)	(0.23)	—	—	(0.23)	8.60	(9.57)	1.07		1.07		2.67	47	39
SERIES II
12-31-2015	10.61	0.23	(0.82)	(0.59)	(0.29)	—	—	(0.29)	9.73	(5.62)	1.21		1.20		2.11	16	67
12-31-2014	11.80	0.38 [3]	(1.17)	(0.79)	(0.40)	—	—	(0.40)	10.61	(6.91)	1.27		1.26		3.20 [3]	17	75
12-31-2013	9.69	0.25	2.14	2.39	(0.28)	—	—	(0.28)	11.80	24.78	1.27		1.27		2.34	22	47
12-31-2012	8.67	0.25	1.02	1.27	(0.25)	—	—	(0.25)	9.69	14.82	1.27		1.27		2.75	20	49
12-31-2011	9.85	0.24	(1.21)	(0.97)	(0.21)	—	—	(0.21)	8.67	(9.80)	1.27		1.27		2.48	22	39
SERIES NAV
12-31-2015	10.48	0.25	(0.80)	(0.55)	(0.32)	—	—	(0.32)	9.61	(5.32)	0.96		0.95		2.36	539	67
12-31-2014	11.67	0.40 [3]	(1.16)	(0.76)	(0.43)	—	—	(0.43)	10.48	(6.75)	1.02		1.01		3.42 [3]	668	75
12-31-2013	9.58	0.27	2.13	2.40	(0.31)	—	—	(0.31)	11.67	25.13	1.02		1.02		2.55	797	47
12-31-2012	8.57	0.27	1.01	1.28	(0.27)	—	—	(0.27)	9.58	15.16	1.02		1.02		2.97	653	49
12-31-2011	9.74	0.27	(1.20)	(0.93)	(0.24)	—	—	(0.24)	8.57	(9.56)	1.02		1.02		2.74	570	39
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflects special dividends received by the portfolio, which amounted to $0.09 and 0.73% for all series, respectively.

International Equity Index Trust B
SERIES I
12-31-2015	15.85	0.39	(1.32)	(0.93)	(0.38)	—	—	(0.38)	14.54	(5.91)	0.66		0.39		2.42	263	4
12-31-2014	17.14	0.52 [3]	(1.28)	(0.76)	(0.53)	—	—	(0.53)	15.85	(4.61)	0.62		0.39		3.03 [3]	277	3
12-31-2013	15.32	0.42	1.80	2.22	(0.40)	—	—	(0.40)	17.14	14.55	0.61		0.39		2.59	293	3
12-31-2012[4]	14.62	0.03	0.84	0.87	(0.17)	—	—	(0.17)	15.32	5.98 [5]	0.63	[6]	0.39	[6]	1.38 [6]	254	4	[7,8]
SERIES II
12-31-2015	15.87	0.36	(1.32)	(0.96)	(0.35)	—	—	(0.35)	14.56	(6.11)	0.86		0.59		2.25	16	4
12-31-2014	17.16	0.50 [3]	(1.30)	(0.80)	(0.49)	—	—	(0.49)	15.87	(4.80)	0.82		0.59		2.88 [3]	21	3
12-31-2013	15.34	0.39	1.80	2.19	(0.37)	—	—	(0.37)	17.16	14.32	0.81		0.59		2.43	27	3
12-31-2012[4]	14.62	0.03	0.83	0.86	(0.14)	—	—	(0.14)	15.34	5.95 [5]	0.83	[6]	0.59	[6]	1.17 [6]	29	4	[7,8]
SERIES NAV
12-31-2015	15.84	0.39	(1.30)	(0.91)	(0.39)	—	—	(0.39)	14.54	(5.80)	0.61		0.34		2.46	293	4
12-31-2014	17.13	0.54 [3]	(1.29)	(0.75)	(0.54)	—	—	(0.54)	15.84	(4.57)	0.57		0.34		3.13 [3]	322	3
12-31-2013	15.32	0.43	1.79	2.22	(0.41)	—	—	(0.41)	17.13	14.54	0.56		0.34		2.65	373	3
12-31-2012	13.17	0.41	1.92	2.33	(0.18)	—	—	(0.18)	15.32	17.76	0.59		0.34		2.90	345	4	[8]
12-31-2011	15.93	0.44	(2.67)	(2.23)	(0.53)	—	—	(0.53)	13.17	(13.99)	0.58		0.34		2.86	273	3
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.03 and 0.33% for all series, respectively. 4. The inception date for Series I and II shares is 11-5-12. 5. Not annualized. 6. Annualized. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12. 8. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
International Growth Stock Trust
SERIES I
12-31-2015	16.58	0.23		(0.61)	(0.38)	(0.29)	—	—	(0.29)	15.91	(2.27)	0.92		0.91		1.36		3	22
12-31-2014	16.85	0.28		(0.23)	0.05	(0.32)	—	—	(0.32)	16.58	0.20	0.97		0.97		1.65		2	23
12-31-2013	14.31	0.22		2.51	2.73	(0.19)	—	—	(0.19)	16.85	19.11	0.97		0.97		1.40		3	29
12-31-2012[3]	13.84	—	[4]	0.56	0.56	(0.09)	—	—	(0.09)	14.31	4.07 [5]	1.01	[6]	1.01	[6]	(0.10)[6]		3	23	[7]
SERIES II
12-31-2015	16.60	0.21		(0.63)	(0.42)	(0.27)	—	—	(0.27)	15.91	(2.53)	1.12		1.11		1.26		20	22
12-31-2014	16.87	0.25		(0.24)	0.01	(0.28)	—	—	(0.28)	16.60	—	1.17		1.17		1.44		21	23
12-31-2013	14.33	0.19		2.51	2.70	(0.16)	—	—	(0.16)	16.87	18.87	1.17		1.17		1.23		23	29
12-31-2012[3]	13.84	(0.01)		0.57	0.56	(0.07)	—	—	(0.07)	14.33	4.05 [5]	1.21	[6]	1.21	[6]	(0.30)[6]		23	23	[7]
SERIES NAV
12-31-2015	16.58	0.25		(0.62)	(0.37)	(0.30)	—	—	(0.30)	15.91	(2.24)	0.87		0.86		1.52		395	22
12-31-2014	16.86	0.29		(0.25)	0.04	(0.32)	—	—	(0.32)	16.58	0.19	0.92		0.92		1.70		479	23
12-31-2013	14.31	0.23		2.51	2.74	(0.19)	—	—	(0.19)	16.86	19.19	0.92		0.92		1.47		550	29
12-31-2012	12.48	0.15		1.80	1.95	(0.10)	(0.02)	—	(0.12)	14.31	15.64	0.96		0.96		1.11		479	23	[7]
12-31-2011	13.64	0.21		(1.18)	(0.97)	(0.16)	(0.03)	—	(0.19)	12.48	(7.12)	0.98		0.98		1.60		227	27
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 11-5-12. 4. Less than $0.005 per share. 5. Not annualized. 6. Annualized. 7. Excludes merger activity.

International Small Company Trust
SERIES I
12-31-2015	11.58	0.17		0.58	0.75	(0.22)	—	—	(0.22)	12.11	6.54	1.22		1.22		1.40		34	17
12-31-2014	12.61	0.18		(1.04)	(0.86)	(0.17)	—	—	(0.17)	11.58	(6.89)	1.19		1.18		1.46		37	20
12-31-2013	10.15	0.18		2.49	2.67	(0.21)	—	—	(0.21)	12.61	26.34	1.17		1.17		1.61		46	10
12-31-2012	8.63	0.19		1.46	1.65	(0.13)	—	—	(0.13)	10.15	19.19	1.18		1.04		1.97		41	3
12-31-2011	10.50	0.18		(1.88)	(1.70)	(0.17)	—	—	(0.17)	8.63	(16.23)	1.16		1.04		1.74		41	11
SERIES II
12-31-2015	11.57	0.15		0.59	0.74	(0.21)	—	—	(0.21)	12.10	6.39	1.42		1.42		1.21		20	17
12-31-2014	12.60	0.16		(1.04)	(0.88)	(0.15)	—	—	(0.15)	11.57	(7.10)	1.39		1.38		1.26		21	20
12-31-2013	10.15	0.16		2.48	2.64	(0.19)	—	—	(0.19)	12.60	26.02	1.37		1.37		1.42		28	10
12-31-2012	8.63	0.17		1.46	1.63	(0.11)	—	—	(0.11)	10.15	19.00	1.38		1.24		1.78		25	3
12-31-2011	10.50	0.16		(1.88)	(1.72)	(0.15)	—	—	(0.15)	8.63	(16.42)	1.36		1.24		1.55		26	11
SERIES NAV
12-31-2015	11.57	0.18		0.59	0.77	(0.23)	—	—	(0.23)	12.11	6.68	1.17		1.17		1.43		53	17
12-31-2014	12.60	0.18		(1.03)	(0.85)	(0.18)	—	—	(0.18)	11.57	(6.85)	1.14		1.13		1.44		46	20
12-31-2013	10.15	0.19		2.47	2.66	(0.21)	—	—	(0.21)	12.60	26.29	1.12		1.12		1.65		44	10
12-31-2012	8.63	0.19		1.46	1.65	(0.13)	—	—	(0.13)	10.15	19.24	1.13		0.99		1.96		31	3
12-31-2011	10.50	0.18		(1.88)	(1.70)	(0.17)	—	—	(0.17)	8.63	(16.18)	1.11		0.99		1.78		35	11
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
International Value Trust
SERIES I
12-31-2015	12.54	0.24		(1.21)	(0.97)	(0.24)	—	—	(0.24)	11.33	(7.81)	0.92		0.91		1.87		77	16
12-31-2014	14.78	0.42	[3]	(2.24)	(1.82)	(0.42)	—	—	(0.42)	12.54	(12.51)	0.97		0.96		2.91	[3]	95	34
12-31-2013	11.91	0.25		2.86	3.11	(0.24)	—	—	(0.24)	14.78	26.15	0.97		0.97		1.88		124	31
12-31-2012	10.25	0.28		1.68	1.96	(0.30)	—	—	(0.30)	11.91	19.38	0.97		0.93		2.57		114	19
12-31-2011	12.10	0.33		(1.88)	(1.55)	(0.30)	—	—	(0.30)	10.25	(12.85)	0.97		0.93		2.76		116	32
SERIES II
12-31-2015	12.52	0.21		(1.20)	(0.99)	(0.20)	—	—	(0.20)	11.33	(7.95)	1.12		1.11		1.69		59	16
12-31-2014	14.75	0.40	[3]	(2.24)	(1.84)	(0.39)	—	—	(0.39)	12.52	(12.65)	1.17		1.16		2.74	[3]	74	34
12-31-2013	11.89	0.22		2.85	3.07	(0.21)	—	—	(0.21)	14.75	25.89	1.17		1.17		1.69		102	31
12-31-2012	10.24	0.26		1.67	1.93	(0.28)	—	—	(0.28)	11.89	19.07	1.17		1.13		2.38		98	19
12-31-2011	12.08	0.31		(1.88)	(1.57)	(0.27)	—	—	(0.27)	10.24	(12.99)	1.17		1.13		2.58		101	32
SERIES NAV
12-31-2015	12.45	0.24		(1.19)	(0.95)	(0.25)	—	—	(0.25)	11.25	(7.72)	0.87		0.86		1.93		685	16
12-31-2014	14.68	0.43	[3]	(2.24)	(1.81)	(0.42)	—	—	(0.42)	12.45	(12.48)	0.92		0.91		2.95	[3]	868	34
12-31-2013	11.83	0.25		2.85	3.10	(0.25)	—	—	(0.25)	14.68	26.21	0.92		0.92		1.90		1,044	31
12-31-2012	10.19	0.28		1.67	1.95	(0.31)	—	—	(0.31)	11.83	19.36	0.92		0.88		2.62		854	19
12-31-2011	12.03	0.32		(1.86)	(1.54)	(0.30)	—	—	(0.30)	10.19	(12.79)	0.92		0.88		2.71		744	32
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.09 and 0.65% for all series, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle Aggressive PS Series
SERIES I
12-31-2015	12.78	0.24	[3]	(0.44)	(0.20)	(0.22)	(0.03)	—	(0.25)	12.33	(1.56)		0.45	[4]	0.22	[4]	1.89	[3]	3		20
12-31-2014	12.74	0.23	[3]	0.47	0.70	(0.23)	(0.43)	—	(0.66)	12.78	5.42		0.61	[4]	0.19	[4]	1.79	[3]	2		38
12-31-2013[5]	12.50	0.13	[3]	0.36	0.49	(0.12)	—	(0.13)	(0.25)	12.74	3.91	[6]	79.52	[4,7]	0.22	[4,7]	1.02	[3,6]	—	[8]	—	[9]
SERIES II
12-31-2015	12.78	0.19	[3]	(0.41)	(0.22)	(0.20)	(0.03)	—	(0.23)	12.33	(1.75)		0.65	[4]	0.42	[4]	1.45	[3]	17		20
12-31-2014	12.74	0.23	[3]	0.44	0.67	(0.20)	(0.43)	—	(0.63)	12.78	5.21		0.81	[4]	0.39	[4]	1.77	[3]	19		38
12-31-2013[5]	12.50	0.12	[3]	0.36	0.48	(0.11)	—	(0.13)	(0.24)	12.74	3.85	[6]	79.72	[4,7]	0.42	[4,7]	0.97	[3,6]	—	[8]	—	[9]
SERIES NAV
12-31-2015	12.78	0.24	[3]	(0.43)	(0.19)	(0.23)	(0.03)	—	(0.26)	12.33	(1.51)		0.40	[4]	0.17	[4]	1.89	[3]	1		20
12-31-2014	12.74	0.42	[3]	0.28	0.70	(0.23)	(0.43)	—	(0.66)	12.78	5.47		0.56	[4]	0.14	[4]	3.16	[3]	1		38
12-31-2013[5]	12.50	0.13	[3]	0.36	0.49	(0.12)	—	(0.13)	(0.25)	12.74	3.92	[6]	79.47	[4,7]	0.17	[4,7]	1.02	[3,6]	—	[8]	—	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.09% – 0.53%, 0.53% – 0.53%, and 0.10% – 0.50% for the periods ended 12-31-15, 12-31-14 and 12-31-13, respectively. 5. Period from 11-1-13 (commencement of operations) to 12-31-13. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. Less than 1%.

Lifestyle Balanced PS Series
SERIES I
12-31-2015	14.18	0.34	[3]	(0.34)	— [4]	(0.33)	(0.26)	—	(0.59)	13.59	0.05		0.12	[5]	0.11	[5]	2.35	[3]	30		9
12-31-2014	13.95	0.42	[3]	0.41	0.83	(0.34)	(0.26)	—	(0.60)	14.18	5.96		0.12	[5]	0.11	[5]	2.95	[3]	28		27
12-31-2013[6]	13.99	0.16	[3]	0.09	0.25	(0.26)	(0.03)	—	(0.29)	13.95	1.77	[7]	0.14	[5,8]	0.12	[5,8]	1.12	[3,7]	—	[9]	37	[10]
SERIES II
12-31-2015	14.21	0.30	[3]	(0.33)	(0.03)	(0.31)	(0.26)	—	(0.57)	13.61	(0.22)		0.32	[5]	0.31	[5]	2.11	[3]	901		9
12-31-2014	13.98	0.35	[3]	0.45	0.80	(0.31)	(0.26)	—	(0.57)	14.21	5.74		0.32	[5]	0.31	[5]	2.48	[3]	932		27
12-31-2013	12.92	0.25	[3]	1.38	1.63	(0.23)	(0.34)	—	(0.57)	13.98	12.68		0.35	[5]	0.34	[5]	1.79	[3]	213		37
12-31-2012	11.80	0.13	[3]	1.11	1.24	(0.10)	(0.02)	—	(0.12)	12.92	10.54		0.40	[5,11]	0.40	[5]	1.06	[3]	170		31
12-31-2011[12]	12.50	0.25	[3]	(0.82)[13]	(0.57)	(0.08)	(0.05)	—	(0.13)	11.80	(4.57)[7]		0.69	[5,8]	0.40	[5,8]	3.12	[3,8]	71		1
SERIES NAV
12-31-2015	14.17	0.39	[3]	(0.38)	0.01	(0.34)	(0.26)	—	(0.60)	13.58	0.10		0.07	[5]	0.06	[5]	2.76	[3]	44		9
12-31-2014	13.95	0.47	[3]	0.36	0.83	(0.35)	(0.26)	—	(0.61)	14.17	5.94		0.07	[5]	0.06	[5]	3.31	[3]	30		27
12-31-2013[6]	13.99	0.21	[3]	0.04	0.25	(0.26)	(0.03)	—	(0.29)	13.95	1.82	[7]	0.10	[5,8]	0.08	[5,8]	1.49	[3,7]	—	[9]	37	[10]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Less than $0.005 per share. 5. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.53% – 0.59%, 0.50% – 0.63%, 0.49% – 1.10%, 0.73% – 1.10% for the periods ended 12-31-15, 12-31-14, 12-31-13, 12-31-12, and 12-31-11, respectively. 6. The inception date for Series I and Series NAV shares is 11-1-13. 7. Not annualized. 8. Annualized. 9. Less than $500,000. 10. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 11. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions. 12. Period from 4-29-11 (commencement of operations) to 12-31-11. 13. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle Conservative PS Series
SERIES I
12-31-2015	13.33	0.39	[3]	(0.37)	0.02	(0.36)	(0.14)	—	(0.50)	12.85	0.17		0.14	[4]	0.13	[4]	2.87	[3]	8		17
12-31-2014	13.18	0.53	[3]	0.20	0.73	(0.38)	(0.20)	—	(0.58)	13.33	5.55		0.15	[4]	0.13	[4]	3.96	[3]	8		56
12-31-2013[5]	13.48	0.23	[3]	(0.20)	0.03	(0.28)	(0.05)	—	(0.33)	13.18	0.20	[6]	0.27	[4,7]	0.12	[4,7]	1.74	[3,6]	—	[8]	22	[9]
SERIES II
12-31-2015	13.35	0.33	[3]	(0.33)	— [10]	(0.34)	(0.14)	—	(0.48)	12.87	(0.03)		0.34	[4]	0.33	[4]	2.44	[3]	181		17
12-31-2014	13.19	0.40	[3]	0.31	0.71	(0.35)	(0.20)	—	(0.55)	13.35	5.41		0.35	[4]	0.33	[4]	2.99	[3]	188		56
12-31-2013	13.15	0.23	[3]	0.28	0.51	(0.25)	(0.22)	—	(0.47)	13.19	3.86		0.43	[4]	0.38	[4]	1.75	[3]	50		22
12-31-2012	12.36	0.17	[3]	0.76	0.93	(0.14)	— [10]	—	(0.14)	13.15	7.53		0.45	[4]	0.40	[4]	1.34	[3]	59		16
12-31-2011[11]	12.50	0.30	[3]	(0.27)[12]	0.03	(0.11)	(0.06)	—	(0.17)	12.36	0.27	[6]	1.11	[4,7]	0.40	[4,7]	3.53	[3,6]	29		4
SERIES NAV
12-31-2015	13.33	0.46	[3]	(0.43)	0.03	(0.37)	(0.14)	—	(0.51)	12.85	0.22		0.09	[4]	0.08	[4]	3.44	[3]	1		17
12-31-2014	13.17	0.60	[3]	0.15	0.75	(0.39)	(0.20)	—	(0.59)	13.33	5.68		0.10	[4]	0.08	[4]	4.44	[3]	—	[8]	56
12-31-2013[5]	13.48	0.23	[3]	(0.21)	0.02	(0.28)	(0.05)	—	(0.33)	13.17	0.18	[6]	0.22	[4,7]	0.08	[4,7]	1.74	[3,6]	—	[8]	22	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.53% – 0.59%, 0.50% – 0.63%, 0.49% – 1.10%, and 0.73% – 1.10% for the periods ended 12-31-15, 12-31-14, 12-31-13, 12-31-12 and 12-31-11, respectively. 5. The inception date for Series I and Series NAV shares is 11-1-13. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 10. Less than $0.005 per share. 11. Period from 4-29-11 (commencement of operations) to 12-31-11. 12. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.

Lifestyle Growth PS Series
SERIES I
12-31-2015	14.85	0.32	[3]	(0.34)	(0.02)	(0.32)	(0.28)	—	(0.60)	14.23	(0.12)		0.11	[4]	0.11	[4]	2.11	[3]	39		9
12-31-2014	14.51	0.39	[3]	0.51	0.90	(0.32)	(0.24)	—	(0.56)	14.85	6.17		0.11	[4]	0.11	[4]	2.61	[3]	37		18
12-31-2013[5]	14.31	0.02	[3]	0.39 [6]	0.41	(0.19)	(0.02)	—	(0.21)	14.51	2.88	[7]	0.14	[4,8]	0.12	[4,8]	0.11	[3,7]	4		46	[9]
SERIES II
12-31-2015	14.86	0.29	[3]	(0.33)	(0.04)	(0.29)	(0.28)	—	(0.57)	14.25	(0.25)		0.31	[4]	0.31	[4]	1.93	[3]	1,904		9
12-31-2014	14.53	0.34	[3]	0.52	0.86	(0.29)	(0.24)	—	(0.53)	14.86	5.88		0.31	[4]	0.31	[4]	2.31	[3]	1,873		18
12-31-2013	12.75	0.23	[3]	2.16	2.39	(0.17)	(0.44)	—	(0.61)	14.53	18.86		0.34	[4]	0.34	[4]	1.65	[3]	297		46
12-31-2012	11.44	0.09	[3]	1.33	1.42	(0.08)	(0.03)	—	(0.11)	12.75	12.45		0.39	[4,10]	0.39	[4]	0.75	[3]	175		45	[11]
12-31-2011[12]	12.50	0.19	[3]	(1.15)[6]	(0.96)	(0.07)	(0.03)	—	(0.10)	11.44	(7.66)[7]		0.58	[4,8]	0.40	[4,8]	2.46	[3,8]	94		8
SERIES NAV
12-31-2015	14.84	0.43	[3]	(0.43)	— [13]	(0.33)	(0.28)	—	(0.61)	14.23	—	[14]	0.06	[4]	0.06	[4]	2.93	[3]	30		9
12-31-2014	14.50	0.75	[3]	0.16	0.91	(0.33)	(0.24)	—	(0.57)	14.84	6.22		0.06	[4]	0.06	[4]	5.02	[3]	12		18
12-31-2013[5]	14.31	0.19	[3]	0.22 [6]	0.41	(0.20)	(0.02)	—	(0.22)	14.50	2.86	[7]	0.09	[4,8]	0.08	[4,8]	1.33	[3,7]	—	[15]	46	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.53% – 0.59%, 0.50% – 0.63%, 0.49% – 1.10%, and 0.73% – 1.10% for the years ended 12-31-15, 12-31-14, 2-31-13, 12-31-12 and 12-31-11, respectively. 5. The inception date for Series I and Series NAV shares is 11-1-13. 6. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio. 7. Not annualized. 8. Annualized. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 10. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions. 11. Increase in the portfolio turnover is directly attributed to in-kind transactions that are related to the reorganization of the underlying funds held by the Trust. 12. Period from 4-29-11 (commencement of operations) to 12-31-11. 13. Less than $0.005 per share. 14. Less than 0.005%. 15. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle Moderate PS Series
SERIES I
12-31-2015	13.95	0.35	[3]	(0.34)	0.01	(0.34)	(0.25)	—	(0.59)	13.37	0.10	0.13	[7]	0.12	[7]	2.47	[3]	9		11
12-31-2014	13.82	0.43	[3]	0.38	0.81	(0.36)	(0.32)	—	(0.68)	13.95	5.91	0.13	[7]	0.13	[7]	3.03	[3]	8		38
12-31-2013[4]	13.95	0.18	[3]	(0.01)	0.17	(0.26)	(0.04)	—	(0.30)	13.82	1.23 [5]	0.21	[6,7]	0.12	[6,7]	1.34	[3,6]	—	[8]	36	[9]
SERIES II
12-31-2015	13.97	0.30	[3]	(0.32)	(0.02)	(0.31)	(0.25)	—	(0.56)	13.39	(0.10)	0.33	[7]	0.32	[7]	2.17	[3]	304		11
12-31-2014	13.85	0.37	[3]	0.40	0.77	(0.33)	(0.32)	—	(0.65)	13.97	5.61	0.33	[7]	0.33	[7]	2.64	[3]	323		38
12-31-2013	13.06	0.24	[3]	1.08	1.32	(0.24)	(0.29)	—	(0.53)	13.85	10.12	0.40	[7]	0.38	[7]	1.75	[3]	92		36
12-31-2012	12.04	0.15	[3]	1.00	1.15	(0.12)	(0.01)	—	(0.13)	13.06	9.55	0.42	[7]	0.40	[7]	1.21	[3]	84		25
12-31-2011[10]	12.50	0.25	[3]	(0.57)[11]	(0.32)	(0.09)	(0.05)	—	(0.14)	12.04	(2.54)[5]	0.97	[6,7]	0.40	[6,7]	3.03	[3,6]	36		—	[12]
SERIES NAV
12-31-2015	13.94	0.47	[3]	(0.45)	0.02	(0.35)	(0.25)	—	(0.60)	13.36	0.15	0.08	[7]	0.07	[7]	3.36	[3]	8		11
12-31-2014	13.82	0.83	[3]	(0.02)	0.81	(0.37)	(0.32)	—	(0.69)	13.94	5.88	0.08	[7]	0.08	[7]	5.89	[3]	3		38
12-31-2013[4]	13.95	0.22	[3]	(0.04)	0.18	(0.27)	(0.04)	—	(0.31)	13.82	1.28 [5]	0.16	[6,7]	0.08	[6,7]	1.60	[3,6]	—	[8]	36	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. The inception date for Series I and Series NAV shares is 11-1-13. 5. Not annualized. 6. Annualized. 7. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 0.59%, 0.53% – 0.59%, 0.50% – 0.63%, 0.49% – 1.10%, and 0.73% – 1.10% for the years ended 12-31-15, 12-31-14, 12-31-13, 12-31-12, and 12-31-11, respectively. 8. Less than $500,000. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 10. Period from 4-29-11 (commencement of operations) to 12-31-11. 11. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio. 12. Less than 1%.

Mid Cap Index Trust
SERIES I
12-31-2015	22.29	0.24		(0.83)	(0.59)	(0.22)	(1.82)	—	(2.04)	19.66	(2.59)	0.56		0.45		1.10		661		23
12-31-2014	21.82	0.23		1.79	2.02	(0.22)	(1.33)	—	(1.55)	22.29	9.35	0.56		0.46		1.05		679		14
12-31-2013	17.45	0.21		5.50	5.71	(0.22)	(1.12)	—	(1.34)	21.82	33.03	0.55		0.45		1.02		657		14
12-31-2012	16.75	0.16		2.65	2.81	(0.25)	(1.86)	—	(2.11)	17.45	17.48	0.55		0.49		0.91		453		8
12-31-2011	17.74	0.17		(0.60)	(0.43)	(0.12)	(0.44)	—	(0.56)	16.75	(2.25)	0.54		0.54		0.98		413		13
SERIES II
12-31-2015	22.22	0.20		(0.84)	(0.64)	(0.18)	(1.82)	—	(2.00)	19.58	(2.80)	0.76		0.65		0.89		63		23
12-31-2014	21.76	0.19		1.77	1.96	(0.17)	(1.33)	—	(1.50)	22.22	9.12	0.76		0.66		0.84		71		14
12-31-2013	17.41	0.16		5.49	5.65	(0.18)	(1.12)	—	(1.30)	21.76	32.76	0.75		0.65		0.81		82		14
12-31-2012	16.71	0.12		2.66	2.78	(0.22)	(1.86)	—	(2.08)	17.41	17.30	0.75		0.70		0.69		74		8
12-31-2011	17.70	0.14		(0.61)	(0.47)	(0.08)	(0.44)	—	(0.52)	16.71	(2.46)	0.74		0.74		0.77		78		13
SERIES NAV
12-31-2015	22.29	0.25		(0.84)	(0.59)	(0.23)	(1.82)	—	(2.05)	19.65	(2.54)	0.51		0.40		1.15		105		23
12-31-2014	21.82	0.25		1.78	2.03	(0.23)	(1.33)	—	(1.56)	22.29	9.40	0.51		0.41		1.11		106		14
12-31-2013	17.45	0.22		5.50	5.72	(0.23)	(1.12)	—	(1.35)	21.82	33.09	0.50		0.40		1.06		88		14
12-31-2012	16.75	0.12		2.70	2.82	(0.26)	(1.86)	—	(2.12)	17.45	17.54	0.50		0.47		0.66		59		8
12-31-2011	17.73	0.18		(0.59)	(0.41)	(0.13)	(0.44)	—	(0.57)	16.75	(2.14)	0.49		0.49		1.03		624		13
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Stock Trust
SERIES I
12-31-2015	18.61	(0.05)	0.55	0.50	—	(3.94)	—	(3.94)	15.17	3.00	0.92	0.91	(0.28)	170	78
12-31-2014	21.07	(0.08)	1.68	1.60	(0.02)	(4.04)	—	(4.06)	18.61	8.02	0.92	0.91	(0.37)	188	103
12-31-2013	15.68	(0.05)	5.80	5.75	(0.01)	(0.35)	—	(0.36)	21.07	36.82	0.92	0.92	(0.27)	207	116
12-31-2012	12.83	—	2.85	2.85	—	—	—	—	15.68	22.21	0.93	0.92	0.01	178	115
12-31-2011	14.13	(0.05)	(1.25)	(1.30)	—	—	—	—	12.83	(9.20)	0.93	0.93	(0.35)	175	107
SERIES II
12-31-2015	17.99	(0.08)	0.52	0.44	—	(3.94)	—	(3.94)	14.49	2.75	1.12	1.11	(0.48)	91	78
12-31-2014	20.51	(0.11)	1.63	1.52	—	(4.04)	—	(4.04)	17.99	7.82	1.12	1.11	(0.58)	99	103
12-31-2013	15.30	(0.08)	5.64	5.56	—	(0.35)	—	(0.35)	20.51	36.51	1.12	1.12	(0.47)	121	116
12-31-2012	12.54	(0.03)	2.79	2.76	—	—	—	—	15.30	22.01	1.13	1.12	(0.19)	108	115
12-31-2011	13.84	(0.08)	(1.22)	(1.30)	—	—	—	—	12.54	(9.39)	1.13	1.13	(0.55)	105	107
SERIES NAV
12-31-2015	18.75	(0.04)	0.55	0.51	—	(3.94)	—	(3.94)	15.32	3.04	0.87	0.86	(0.23)	506	78
12-31-2014	21.19	(0.07)	1.70	1.63	(0.03)	(4.04)	—	(4.07)	18.75	8.12	0.87	0.86	(0.32)	562	103
12-31-2013	15.77	(0.04)	5.82	5.78	(0.01)	(0.35)	—	(0.36)	21.19	36.84	0.87	0.87	(0.23)	615	116
12-31-2012	12.90	0.01	2.86	2.87	—	—	—	—	15.77	22.25	0.88	0.87	0.07	456	115
12-31-2011	14.19	(0.04)	(1.25)	(1.29)	—	—	—	—	12.90	(9.09)	0.88	0.88	(0.30)	414	107
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Mid Value Trust
SERIES I
12-31-2015	13.96	0.13	(0.68)	(0.55)	(0.14)	(2.55)	—	(2.69)	10.72	(3.43)	1.04	0.98	0.99	276	93
12-31-2014	13.99	0.11	1.37	1.48	(0.10)	(1.41)	—	(1.51)	13.96	10.60	1.04	0.98	0.77	347	32
12-31-2013	11.49	0.09	3.47	3.56	(0.13)	(0.93)	—	(1.06)	13.99	31.39	1.04	0.99	0.67	347	37
12-31-2012	10.50	0.14	1.85	1.99	(0.10)	(0.90)	—	(1.00)	11.49	19.42	1.04	0.99	1.21	284	38
12-31-2011	11.12	0.11	(0.65)	(0.54)	(0.08)	—	—	(0.08)	10.50	(4.83)	1.04	1.00	0.96	271	54
SERIES II
12-31-2015	13.97	0.10	(0.67)	(0.57)	(0.12)	(2.55)	—	(2.67)	10.73	(3.64)	1.24	1.18	0.79	59	93
12-31-2014	14.00	0.08	1.38	1.46	(0.08)	(1.41)	—	(1.49)	13.97	10.39	1.24	1.18	0.57	76	32
12-31-2013	11.50	0.06	3.48	3.54	(0.11)	(0.93)	—	(1.04)	14.00	31.14	1.24	1.19	0.47	86	37
12-31-2012	10.50	0.11	1.86	1.97	(0.07)	(0.90)	—	(0.97)	11.50	19.29	1.24	1.19	0.99	80	38
12-31-2011	11.12	0.08	(0.64)	(0.56)	(0.06)	—	—	(0.06)	10.50	(5.04)	1.24	1.20	0.74	83	54
SERIES NAV
12-31-2015	13.91	0.13	(0.67)	(0.54)	(0.15)	(2.55)	—	(2.70)	10.67	(3.40)	0.99	0.93	1.04	408	93
12-31-2014	13.94	0.12	1.37	1.49	(0.11)	(1.41)	—	(1.52)	13.91	10.70	0.99	0.93	0.82	481	32
12-31-2013	11.45	0.09	3.47	3.56	(0.14)	(0.93)	—	(1.07)	13.94	31.47	0.99	0.94	0.72	532	37
12-31-2012	10.47	0.14	1.84	1.98	(0.10)	(0.90)	—	(1.00)	11.45	19.43	0.99	0.94	1.26	387	38
12-31-2011	11.08	0.11	(0.63)	(0.52)	(0.09)	—	—	(0.09)	10.47	(4.71)	0.99	0.95	1.02	370	54
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Mutual Shares Trust
SERIES I
12-31-2015	14.02	0.24	(0.90)	(0.66)	(0.29)	(1.31)	—	(1.60)	11.76	(4.68)	1.06	1.05	1.74	172	22
12-31-2014	13.75	0.37 [3]	0.63	1.00	(0.47)	(0.26)	—	(0.73)	14.02	7.21	1.03	1.03	2.62 [3]	200	19
12-31-2013	10.86	0.20	2.87	3.07	(0.18)	—	—	(0.18)	13.75	28.32	1.03	1.02	1.63	220	27
12-31-2012	9.65	0.18	1.18	1.36	(0.15)	—	—	(0.15)	10.86	14.13	1.06	1.05	1.73	203	28
12-31-2011	9.84	0.18	(0.28)	(0.10)	(0.09)	—	—	(0.09)	9.65	(0.94)	1.08	1.08	1.84	190	38
SERIES NAV
12-31-2015	14.02	0.24	(0.90)	(0.66)	(0.29)	(1.31)	—	(1.60)	11.76	(4.63)	1.01	1.00	1.79	350	22
12-31-2014	13.74	0.38 [3]	0.64	1.02	(0.48)	(0.26)	—	(0.74)	14.02	7.34	0.98	0.98	2.66 [3]	419	19
12-31-2013	10.85	0.21	2.87	3.08	(0.19)	—	—	(0.19)	13.74	28.40	0.98	0.97	1.69	475	27
12-31-2012	9.65	0.18	1.17	1.35	(0.15)	—	—	(0.15)	10.85	14.08	1.01	1.00	1.78	426	28
12-31-2011	9.84	0.19	(0.28)	(0.09)	(0.10)	—	—	(0.10)	9.65	(0.89)	1.03	1.03	1.89	415	38
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.10 and 0.74% for all series, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Real Estate Securities Trust
SERIES I
12-31-2015	17.95	0.36	0.11	0.47	(0.34)	—	—	(0.34)	18.08	2.68	0.79	0.79	2.02	90	152
12-31-2014	13.84	0.30	4.08	4.38	(0.27)	—	—	(0.27)	17.95	31.73	0.79	0.79	1.88	104	131
12-31-2013	14.13	0.30	(0.31)	(0.01)	(0.28)	—	—	(0.28)	13.84	(0.10)	0.80	0.79	2.02	83	104
12-31-2012	12.26	0.21	1.90	2.11	(0.24)	—	—	(0.24)	14.13	17.26	0.79	0.79	1.58	95	99
12-31-2011	11.37	0.14	0.93	1.07	(0.18)	—	—	(0.18)	12.26	9.46	0.79	0.79	1.17	97	86
SERIES II
12-31-2015	17.97	0.32	0.13	0.45	(0.31)	—	—	(0.31)	18.11	2.46	0.99	0.99	1.80	55	152
12-31-2014	13.86	0.27	4.08	4.35	(0.24)	—	—	(0.24)	17.97	31.52	0.99	0.99	1.65	66	131
12-31-2013	14.16	0.27	(0.32)	(0.05)	(0.25)	—	—	(0.25)	13.86	(0.38)	1.00	0.99	1.80	58	104
12-31-2012	12.28	0.19	1.90	2.09	(0.21)	—	—	(0.21)	14.16	17.09	0.99	0.99	1.37	72	99
12-31-2011	11.39	0.12	0.93	1.05	(0.16)	—	—	(0.16)	12.28	9.24	0.99	0.99	0.97	74	86
SERIES NAV
12-31-2015	17.84	0.38	0.10	0.48	(0.35)	—	—	(0.35)	17.97	2.80	0.74	0.74	2.12	271	152
12-31-2014	13.76	0.31	4.05	4.36	(0.28)	—	—	(0.28)	17.84	31.75	0.74	0.74	1.93	283	131
12-31-2013	14.05	0.31	(0.31)	— [3]	(0.29)	—	—	(0.29)	13.76	(0.05)	0.75	0.74	2.10	224	104
12-31-2012	12.19	0.22	1.88	2.10	(0.24)	—	—	(0.24)	14.05	17.33	0.74	0.74	1.65	231	99
12-31-2011	11.30	0.15	0.93	1.08	(0.19)	—	—	(0.19)	12.19	9.58	0.74	0.74	1.24	214	86
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Science & Technology Trust
SERIES I
12-31-2015	27.08	(0.08)	1.43	1.35	—	(4.65)	—	(4.65)	23.78	6.69	1.12	1.07	(0.32)	437	118
12-31-2014	24.73	(0.07)	3.25	3.18	—	(0.83)	—	(0.83)	27.08	12.89	1.11	1.07	(0.29)	420	100
12-31-2013	17.23	(0.03)	7.53	7.50	—	—	—	—	24.73	43.53	1.13	1.10	(0.15)	375	105
12-31-2012	15.60	(0.03)	1.66	1.63	—	—	—	—	17.23	10.45	1.16	1.13	(0.16)	282	89
12-31-2011	16.91	(0.05)	(1.26)	(1.31)	—	—	—	—	15.60	(7.75)	1.16	1.13	(0.30)	299	115
SERIES II
12-31-2015	26.48	(0.13)	1.39	1.26	—	(4.65)	—	(4.65)	23.09	6.49	1.32	1.27	(0.52)	45	118
12-31-2014	24.24	(0.12)	3.19	3.07	—	(0.83)	—	(0.83)	26.48	12.70	1.31	1.27	(0.49)	48	100
12-31-2013	16.92	(0.07)	7.39	7.32	—	—	—	—	24.24	43.26	1.33	1.30	(0.35)	49	105
12-31-2012	15.35	(0.06)	1.63	1.57	—	—	—	—	16.92	10.23	1.36	1.33	(0.37)	41	89
12-31-2011	16.68	(0.09)	(1.24)	(1.33)	—	—	—	—	15.35	(7.97)	1.36	1.33	(0.51)	45	115
SERIES NAV
12-31-2015	27.23	(0.07)	1.45	1.38	—	(4.65)	—	(4.65)	23.96	6.77	1.07	1.02	(0.27)	29	118
12-31-2014	24.85	(0.06)	3.27	3.21	—	(0.83)	—	(0.83)	27.23	12.95	1.06	1.02	(0.24)	23	100
12-31-2013	17.31	(0.02)	7.56	7.54	—	—	—	—	24.85	43.56	1.08	1.05	(0.10)	19	105
12-31-2012	15.66	(0.03)	1.68	1.65	—	—	—	—	17.31	10.54	1.11	1.08	(0.15)	13	89
12-31-2011	16.97	(0.04)	(1.27)	(1.31)	—	—	—	—	15.66	(7.72)	1.11	1.08	(0.25)	10	115
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Growth Trust
SERIES I
12-31-2015	11.68	(0.05)	(0.87)	(0.92)	—	(2.15)	—	(2.15)	8.61	(8.85)	1.14	1.13	(0.46)	96	87
12-31-2014	12.82	(0.10)	1.00	0.90	—	(2.04)	—	(2.04)	11.68	7.57	1.14	1.13	(0.81)	117	83
12-31-2013	9.29	(0.08)	4.13	4.05	—	(0.52)	—	(0.52)	12.82	44.08	1.15	1.15	(0.71)	128	114
12-31-2012	9.18	(0.03)	1.51	1.48	—	(1.37)	—	(1.37)	9.29	16.47	1.16	1.15	(0.31)	83	132
12-31-2011	10.12	(0.06)	(0.63)	(0.69)	—	(0.25)	—	(0.25)	9.18	(6.81)	1.16	1.15	(0.62)	83	136
SERIES II
12-31-2015	11.33	(0.07)	(0.84)	(0.91)	—	(2.15)	—	(2.15)	8.27	(9.06)	1.34	1.33	(0.66)	32	87
12-31-2014	12.52	(0.12)	0.97	0.85	—	(2.04)	—	(2.04)	11.33	7.34	1.34	1.33	(1.01)	35	83
12-31-2013	9.10	(0.10)	4.04	3.94	—	(0.52)	—	(0.52)	12.52	43.79	1.35	1.35	(0.91)	46	114
12-31-2012	9.03	(0.05)	1.49	1.44	—	(1.37)	—	(1.37)	9.10	16.29	1.36	1.35	(0.51)	31	132
12-31-2011	9.98	(0.08)	(0.62)	(0.70)	—	(0.25)	—	(0.25)	9.03	(7.01)	1.36	1.35	(0.82)	32	136
SERIES NAV
12-31-2015	11.76	(0.04)	(0.88)	(0.92)	—	(2.15)	—	(2.15)	8.69	(8.78)	1.09	1.08	(0.40)	297	87
12-31-2014	12.89	(0.09)	1.00	0.91	—	(2.04)	—	(2.04)	11.76	7.60	1.09	1.08	(0.76)	350	83
12-31-2013	9.33	(0.07)	4.15	4.08	—	(0.52)	—	(0.52)	12.89	44.21	1.10	1.10	(0.66)	393	114
12-31-2012	9.21	(0.02)	1.51	1.49	—	(1.37)	—	(1.37)	9.33	16.52	1.11	1.10	(0.24)	278	132
12-31-2011	10.15	(0.06)	(0.63)	(0.69)	—	(0.25)	—	(0.25)	9.21	(6.79)	1.11	1.10	(0.58)	266	136
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Index Trust
SERIES I
12-31-2015	15.40	0.16		(0.87)	(0.71)	(0.15)	(1.26)	—	(1.41)	13.28	(4.58)	0.58	0.52	1.06	286	19
12-31-2014	15.83	0.14		0.55	0.69	(0.14)	(0.98)	—	(1.12)	15.40	4.59	0.57	0.52	0.93	302	20
12-31-2013	12.39	0.15		4.57	4.72	(0.22)	(1.06)	—	(1.28)	15.83	38.58	0.57	0.52	1.03	317	17
12-31-2012	13.15	0.24		1.72	1.96	(0.26)	(2.46)	—	(2.72)	12.39	16.10	0.56	0.54	1.77	208	13
12-31-2011	14.01	0.11		(0.75)	(0.64)	(0.16)	(0.06)	—	(0.22)	13.15	(4.50)	0.55	0.55	0.79	194	17
SERIES II
12-31-2015	15.34	0.13		(0.87)	(0.74)	(0.12)	(1.26)	—	(1.38)	13.22	(4.79)	0.78	0.72	0.85	40	19
12-31-2014	15.77	0.11		0.55	0.66	(0.11)	(0.98)	—	(1.09)	15.34	4.41	0.77	0.72	0.72	52	20
12-31-2013	12.35	0.12		4.55	4.67	(0.19)	(1.06)	—	(1.25)	15.77	38.31	0.77	0.72	0.81	64	17
12-31-2012	13.12	0.21		1.72	1.93	(0.24)	(2.46)	—	(2.70)	12.35	15.82	0.76	0.74	1.55	60	13
12-31-2011	13.97	0.08		(0.74)	(0.66)	(0.13)	(0.06)	—	(0.19)	13.12	(4.64)	0.75	0.75	0.58	60	17
SERIES NAV
12-31-2015	15.42	0.17		(0.88)	(0.71)	(0.16)	(1.26)	—	(1.42)	13.29	(4.59)	0.53	0.47	1.12	87	19
12-31-2014	15.84	0.15		0.56	0.71	(0.15)	(0.98)	—	(1.13)	15.42	4.71	0.52	0.47	1.00	95	20
12-31-2013	12.39	0.16		4.57	4.73	(0.22)	(1.06)	—	(1.28)	15.84	38.72	0.52	0.47	1.08	76	17
12-31-2012	13.16	0.20		1.76	1.96	(0.27)	(2.46)	—	(2.73)	12.39	16.06	0.51	0.49	1.42	50	13
12-31-2011	14.01	0.12		(0.74)	(0.62)	(0.17)	(0.06)	—	(0.23)	13.16	(4.38)	0.50	0.50	0.84	430	17
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Opportunities Trust
SERIES I
12-31-2015	31.56	0.12		(1.75)	(1.63)	(0.03)	(1.14)	—	(1.17)	28.76	(5.17)	1.10	1.00	0.39	94	25
12-31-2014	30.84	0.02		0.71	0.73	(0.01)	—	—	(0.01)	31.56	2.38	1.10	1.00	0.08	112	40
12-31-2013	22.13	0.01		8.87	8.88	(0.17)	—	—	(0.17)	30.84	40.16	1.11	1.02	0.05	131	22
12-31-2012	18.94	0.12		3.07	3.19	—	—	—	—	22.13	16.84	1.11	1.02	0.59	32	25
12-31-2011	19.58	—	[3]	(0.62)	(0.62)	(0.02)	—	—	(0.02)	18.94	(3.16)	1.10	1.01	(0.02)	32	36
SERIES II
12-31-2015	31.16	0.06		(1.73)	(1.67)	—	(1.14)	—	(1.14)	28.35	(5.34)	1.30	1.20	0.19	39	25
12-31-2014	30.51	(0.04)		0.69	0.65	—	—	—	—	31.16	2.13	1.30	1.20	(0.12)	46	40
12-31-2013	21.90	(0.04)		8.78	8.74	(0.13)	—	—	(0.13)	30.51	39.92	1.31	1.22	(0.17)	57	22
12-31-2012	18.78	0.08		3.04	3.12	—	—	—	—	21.90	16.61	1.31	1.22	0.37	32	25
12-31-2011	19.44	(0.04)		(0.61)	(0.65)	(0.01)	—	—	(0.01)	18.78	(3.32)	1.30	1.21	(0.21)	33	36
SERIES NAV
12-31-2015	31.42	0.14		(1.75)	(1.61)	(0.04)	(1.14)	—	(1.18)	28.63	(5.12)	1.05	0.95	0.44	86	25
12-31-2014	30.70	0.04		0.70	0.74	(0.02)	—	—	(0.02)	31.42	2.43	1.05	0.95	0.14	124	40
12-31-2013	22.02	0.02		8.84	8.86	(0.18)	—	—	(0.18)	30.70	40.27	1.06	0.97	0.08	125	22
12-31-2012	18.84	0.13		3.05	3.18	—	—	—	—	22.02	16.88	1.06	0.97	0.63	91	25
12-31-2011	19.47	0.01		(0.62)	(0.61)	(0.02)	—	—	(0.02)	18.84	(3.12)	1.05	0.96	0.04	88	36
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Small Cap Value Trust
SERIES I
12-31-2015	24.61	0.12		(0.62)	(0.50)	(0.10)	(3.71)	—	(3.81)	20.30	(1.36)	1.12	1.11	0.51	323	22
12-31-2014	26.09	0.16	[3]	1.55	1.71	(0.16)	(3.03)	—	(3.19)	24.61	7.18	1.12	1.12	0.63 [3]	349	22
12-31-2013	20.70	0.06		6.79	6.85	(0.13)	(1.33)	—	(1.46)	26.09	33.32	1.13	1.12	0.23	376	24
12-31-2012	18.94	0.23		2.65	2.88	(0.17)	(0.95)	—	(1.12)	20.70	15.63	1.13	1.13	1.17	270	19
12-31-2011	18.89	0.10		0.11	0.21	(0.16)	—	—	(0.16)	18.94	1.15	1.14	1.14	0.53	229	20
SERIES II
12-31-2015	24.52	0.07		(0.62)	(0.55)	(0.05)	(3.71)	—	(3.76)	20.21	(1.57)	1.32	1.31	0.30	36	22
12-31-2014	26.01	0.11	[3]	1.54	1.65	(0.11)	(3.03)	—	(3.14)	24.52	6.96	1.32	1.32	0.43 [3]	43	22
12-31-2013	20.66	0.01		6.77	6.78	(0.10)	(1.33)	—	(1.43)	26.01	33.00	1.33	1.32	0.03	49	24
12-31-2012	18.89	0.18		2.67	2.85	(0.13)	(0.95)	—	(1.08)	20.66	15.50	1.33	1.33	0.90	39	19
12-31-2011	18.85	0.06		0.10	0.16	(0.12)	—	—	(0.12)	18.89	0.90	1.34	1.34	0.32	46	20
SERIES NAV
12-31-2015	24.56	0.13		(0.62)	(0.49)	(0.11)	(3.71)	—	(3.82)	20.25	(1.31)	1.07	1.06	0.56	292	22
12-31-2014	26.04	0.17	[3]	1.55	1.72	(0.17)	(3.03)	—	(3.20)	24.56	7.25	1.07	1.07	0.68 [3]	330	22
12-31-2013	20.67	0.07		6.77	6.84	(0.14)	(1.33)	—	(1.47)	26.04	33.33	1.08	1.07	0.28	371	24
12-31-2012	18.90	0.24		2.66	2.90	(0.18)	(0.95)	—	(1.13)	20.67	15.78	1.08	1.08	1.20	314	19
12-31-2011	18.86	0.11		0.10	0.21	(0.17)	—	—	(0.17)	18.90	1.15	1.09	1.09	0.58	306	20
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.06 and 0.22% for all series, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Company Growth Trust
SERIES NAV
12-31-2015	27.63	(0.08)	(0.40)	(0.48)	—	(0.09)	—	(0.09)	27.06	(1.75)	1.07		1.06		(0.27)	112	30
12-31-2014	25.62	(0.02)[3]	2.03	2.01	—	—	—	—	27.63	7.85	1.06		1.05		(0.08)[3]	134	30
12-31-2013	18.34	(0.04)	7.37	7.33	(0.05)	—	—	(0.05)	25.62	39.98	1.07		1.06		(0.20)	158	32
12-31-2012	15.50	0.04	2.80	2.84	—	—	—	—	18.34	18.32	1.07		1.07		0.24	106	28
12-31-2011	15.78	(0.07)	(0.21)[4]	(0.28)	—	—	—	—	15.50	(1.77)	1.08		1.08		(0.42)	101	39
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.09 and 0.35%, respectively. 4. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.

Small Company Value Trust
SERIES I
12-31-2015	24.72	0.20	(1.61)	(1.41)	(0.30)	(3.33)	—	(3.63)	19.68	(5.60)	1.13		1.07		0.86	60	35
12-31-2014	25.26	0.14	(0.12)	0.02	(0.01)	(0.55)	—	(0.56)	24.72	0.11	1.12		1.06		0.55	74	16
12-31-2013	19.50	0.07	6.08	6.15	(0.39)	—	—	(0.39)	25.26	31.61	1.13		1.07		0.32	88	7
12-31-2012	16.81	0.26	2.48	2.74	(0.05)	—	—	(0.05)	19.50	16.30	1.13		1.07		1.41	79	5
12-31-2011	17.07	0.06	(0.22)	(0.16)	(0.10)	—	—	(0.10)	16.81	(0.93)	1.13		1.07		0.38	85	6
SERIES II
12-31-2015	24.40	0.15	(1.58)	(1.43)	(0.22)	(3.33)	—	(3.55)	19.42	(5.79)	1.33		1.27		0.66	49	35
12-31-2014	24.99	0.08	(0.12)	(0.04)	—	(0.55)	—	(0.55)	24.40	(0.12)	1.32		1.26		0.34	61	16
12-31-2013	19.32	0.03	6.02	6.05	(0.38)	—	—	(0.38)	24.99	31.41	1.33		1.27		0.12	75	7
12-31-2012	16.66	0.22	2.46	2.68	(0.02)	—	—	(0.02)	19.32	16.11	1.33		1.27		1.20	73	5
12-31-2011	16.93	0.03	(0.24)	(0.21)	(0.06)	—	—	(0.06)	16.66	(1.20)	1.33		1.27		0.18	78	6
SERIES NAV
12-31-2015	24.69	0.21	(1.60)	(1.39)	(0.33)	(3.33)	—	(3.66)	19.64	(5.51)	1.08		1.02		0.91	187	35
12-31-2014	25.22	0.15	(0.12)	0.03	(0.01)	(0.55)	—	(0.56)	24.69	0.14	1.07		1.01		0.60	224	16
12-31-2013	19.46	0.09	6.06	6.15	(0.39)	—	—	(0.39)	25.22	31.68	1.08		1.02		0.38	259	7
12-31-2012	16.76	0.27	2.48	2.75	(0.05)	—	—	(0.05)	19.46	16.41	1.08		1.02		1.49	216	5
12-31-2011	17.03	0.08	(0.24)	(0.16)	(0.11)	—	—	(0.11)	16.76	(0.94)	1.08		1.02		0.44	203	6
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Strategic Equity Allocation Trust
SERIES NAV
12-31-2015	17.14	0.31	(0.39)	(0.08)	(0.32)	(0.65)	—	(0.97)	16.09	(0.35)	0.67		0.53		1.83	9,945	7
12-31-2014	16.85	0.33	0.75	1.08	(0.32)	(0.47)	—	(0.79)	17.14	6.40	0.66		0.52		1.92	11,176	13
12-31-2013	13.27	0.27	3.60	3.87	(0.25)	(0.04)	—	(0.29)	16.85	29.23	0.66		0.50		1.77	11,162	19
12-31-2012[3]	12.50	0.20	0.70	0.90	(0.13)	—	—	(0.13)	13.27	7.26 [4]	0.67	[5]	0.49	[5]	2.22 [5]	8,003	10
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 4-16-12 (commencement of operations) to 12-31-12. 4. Not annualized. 5. Annualized.

Total Stock Market Index Trust
SERIES I
12-31-2015	18.53	0.26	(0.40)	(0.14)	(0.24)	(0.54)	—	(0.78)	17.61	(0.64)	0.57		0.56		1.41	440	4
12-31-2014	17.08	0.24	1.71	1.95	(0.21)	(0.29)	—	(0.50)	18.53	11.47	0.57		0.56		1.38	465	5
12-31-2013	13.15	0.21	4.16	4.37	(0.22)	(0.22)	—	(0.44)	17.08	33.39	0.56		0.56		1.38	424	3
12-31-2012	11.59	0.21	1.58	1.79	(0.20)	(0.03)	—	(0.23)	13.15	15.50	0.57		0.57		1.65	295	6
12-31-2011	11.71	0.19	(0.16)	0.03	(0.15)	—	—	(0.15)	11.59	0.28	0.57		0.57		1.62	261	2
SERIES II
12-31-2015	18.48	0.22	(0.40)	(0.18)	(0.20)	(0.54)	—	(0.74)	17.56	(0.83)	0.77		0.76		1.20	35	4
12-31-2014	17.03	0.21	1.71	1.92	(0.18)	(0.29)	—	(0.47)	18.48	11.30	0.77		0.76		1.17	42	5
12-31-2013	13.12	0.18	4.14	4.32	(0.19)	(0.22)	—	(0.41)	17.03	33.09	0.76		0.76		1.19	44	3
12-31-2012	11.57	0.18	1.57	1.75	(0.17)	(0.03)	—	(0.20)	13.12	15.22	0.77		0.77		1.44	41	6
12-31-2011	11.68	0.17	(0.15)	0.02	(0.13)	—	—	(0.13)	11.57	0.16	0.77		0.77		1.41	40	2
SERIES NAV
12-31-2015	18.52	0.27	(0.39)	(0.12)	(0.25)	(0.54)	—	(0.79)	17.61	(0.53)	0.52		0.51		1.46	99	4
12-31-2014	17.08	0.25	1.70	1.95	(0.22)	(0.29)	—	(0.51)	18.52	11.46	0.52		0.51		1.43	95	5
12-31-2013	13.15	0.22	4.16	4.38	(0.23)	(0.22)	—	(0.45)	17.08	33.45	0.51		0.51		1.44	88	3
12-31-2012	11.59	0.22	1.57	1.79	(0.20)	(0.03)	—	(0.23)	13.15	15.56	0.52		0.52		1.71	66	6
12-31-2011	11.71	0.20	(0.16)	0.04	(0.16)	—	—	(0.16)	11.59	0.33	0.52		0.52		1.66	62	2
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
U.S. Equity Trust
SERIES I
12-31-2015	19.39	0.36		(0.25)	0.11	(0.39)	—	—	(0.39)	19.11	0.53	0.84		0.83		1.87		122	66
12-31-2014	17.71	0.22		1.73	1.95	(0.27)	—	—	(0.27)	19.39	11.03	0.84		0.83		1.21		138	55
12-31-2013	14.03	0.23		3.72	3.95	(0.27)	—	—	(0.27)	17.71	28.23	0.83		0.83		1.42		144	28
12-31-2012[3]	13.85	0.16		0.22	0.38	(0.20)	—	—	(0.20)	14.03	2.77 [4]	0.84	[5]	0.84	[5]	1.70	[5]	129	44	[6,7]
SERIES II
12-31-2015	19.39	0.33		(0.26)	0.07	(0.35)	—	—	(0.35)	19.11	0.33	1.04		1.03		1.68		6	66
12-31-2014	17.72	0.19		1.72	1.91	(0.24)	—	—	(0.24)	19.39	10.76	1.04		1.03		1.01		8	55
12-31-2013	14.03	0.20		3.73	3.93	(0.24)	—	—	(0.24)	17.72	28.07	1.03		1.03		1.22		9	28
12-31-2012[3]	13.85	0.14		0.22	0.36	(0.18)	—	—	(0.18)	14.03	2.60 [4]	1.04	[5]	1.04	[5]	1.50	[5]	8	44	[6,7]
SERIES NAV
12-31-2015	19.40	0.37		(0.27)	0.10	(0.39)	—	—	(0.39)	19.11	0.52	0.79		0.78		1.93		576	66
12-31-2014	17.72	0.23		1.73	1.96	(0.28)	—	—	(0.28)	19.40	11.07	0.79		0.78		1.26		676	55
12-31-2013	14.03	0.24		3.73	3.97	(0.28)	—	—	(0.28)	17.72	28.36	0.78		0.78		1.47		809	28
12-31-2012	12.65	0.22		1.37	1.59	(0.21)	—	—	(0.21)	14.03	12.56	0.79		0.79		1.63		791	44	[6]
12-31-2011	11.89	0.19		0.77	0.96	(0.20)	—	—	(0.20)	12.65	8.13	0.79		0.79		1.55		772	35
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 4-30-12. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

Utilities Trust
SERIES I
12-31-2015	16.27	0.38		(2.66)	(2.28)	(0.46)	(1.48)	—	(1.94)	12.05	(14.76)	0.92		0.92		2.51		298	37
12-31-2014	15.44	0.49	[3]	1.48	1.97	(0.51)	(0.63)	—	(1.14)	16.27	12.59	0.93		0.92		2.93	[3]	441	53
12-31-2013	13.06	0.48		2.20	2.68	(0.30)	—	—	(0.30)	15.44	20.57	0.95		0.95		3.25		416	58
12-31-2012	11.92	0.40		1.21	1.61	(0.47)	—	—	(0.47)	13.06	13.65	0.97		0.97		3.17		141	52
12-31-2011	11.62	0.46		0.30	0.76	(0.46)	—	—	(0.46)	11.92	6.65	0.97		0.97		3.77		128	51
SERIES II
12-31-2015	16.14	0.34		(2.64)	(2.30)	(0.43)	(1.48)	—	(1.91)	11.93	(15.02)	1.12		1.12		2.30		15	37
12-31-2014	15.32	0.46	[3]	1.47	1.93	(0.48)	(0.63)	—	(1.11)	16.14	12.41	1.13		1.12		2.79	[3]	23	53
12-31-2013	12.96	0.41		2.22	2.63	(0.27)	—	—	(0.27)	15.32	20.35	1.15		1.15		2.81		25	58
12-31-2012	11.84	0.37		1.19	1.56	(0.44)	—	—	(0.44)	12.96	13.36	1.17		1.17		2.95		25	52
12-31-2011	11.53	0.43		0.32	0.75	(0.44)	—	—	(0.44)	11.84	6.58	1.17		1.17		3.59		30	51
SERIES NAV
12-31-2015	16.26	0.39		(2.67)	(2.28)	(0.47)	(1.48)	—	(1.95)	12.03	(14.79)	0.87		0.87		2.58		30	37
12-31-2014	15.42	0.50	[3]	1.49	1.99	(0.52)	(0.63)	—	(1.15)	16.26	12.72	0.88		0.87		2.98	[3]	40	53
12-31-2013	13.04	0.45		2.24	2.69	(0.31)	—	—	(0.31)	15.42	20.65	0.90		0.90		3.06		32	58
12-31-2012	11.91	0.39		1.21	1.60	(0.47)	—	—	(0.47)	13.04	13.64	0.92		0.92		3.14		27	52
12-31-2011	11.60	0.46		0.32	0.78	(0.47)	—	—	(0.47)	11.91	6.80	0.92		0.92		3.82		36	51
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflects special dividends received by the portfolio, which amounted to $0.09 and 0.52% for all series, respectively.

Value Trust
SERIES I
12-31-2015	25.74	0.14		(2.29)	(2.15)	(0.13)	(3.30)	—	(3.43)	20.16	(8.89)	0.78		0.77		0.57		493	26
12-31-2014	25.95	0.14		2.39	2.53	(0.12)	(2.62)	—	(2.74)	25.74	9.82	0.78		0.77		0.53		600	49
12-31-2013	19.31	0.15		6.68	6.83	(0.19)	—	—	(0.19)	25.95	35.40	0.79		0.79		0.64		523	42
12-31-2012	16.58	0.20		2.68	2.88	(0.15)	—	—	(0.15)	19.31	17.42	0.82		0.81		1.11		409	24
12-31-2011	16.61	0.16		— [3]	0.16	(0.19)	—	—	(0.19)	16.58	0.98	0.83		0.83		0.93		197	28
SERIES II
12-31-2015	25.65	0.09		(2.29)	(2.20)	(0.08)	(3.30)	—	(3.38)	20.07	(9.12)	0.98		0.97		0.37		26	26
12-31-2014	25.87	0.09		2.38	2.47	(0.07)	(2.62)	—	(2.69)	25.65	9.61	0.98		0.97		0.33		33	49
12-31-2013	19.26	0.10		6.66	6.76	(0.15)	—	—	(0.15)	25.87	35.10	0.99		0.99		0.44		36	42
12-31-2012	16.54	0.16		2.68	2.84	(0.12)	—	—	(0.12)	19.26	17.18	1.02		1.01		0.87		30	24
12-31-2011	16.56	0.12		0.01	0.13	(0.15)	—	—	(0.15)	16.54	0.84	1.03		1.03		0.73		30	28
SERIES NAV
12-31-2015	25.71	0.15		(2.29)	(2.14)	(0.14)	(3.30)	—	(3.44)	20.13	(8.86)	0.73		0.72		0.63		35	26
12-31-2014	25.92	0.15		2.39	2.54	(0.13)	(2.62)	—	(2.75)	25.71	9.88	0.73		0.72		0.57		31	49
12-31-2013	19.29	0.16		6.67	6.83	(0.20)	—	—	(0.20)	25.92	35.44	0.74		0.74		0.68		33	42
12-31-2012	16.56	0.21		2.68	2.89	(0.16)	—	—	(0.16)	19.29	17.50	0.77		0.76		1.14		24	24
12-31-2011	16.59	0.16		0.01	0.17	(0.20)	—	—	(0.20)	16.56	1.03	0.78		0.78		0.98		18	28
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the portfolios), forty-eight of which are presented in this report.

American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust (collectively, the JHVIT Feeder Funds), Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series (collectively, the Lifestyle PS Series), Franklin Templeton Founding Allocation Trust and Core Strategy Trust operate as “funds of funds,” investing in shares of mutual funds (underlying funds). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) website at www.sec.gov, or at the SEC’s public reference room in Washington, D.C. These funds are not covered by this report.

The portfolios may offer multiple classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by a specific portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor) and Manulife Financial Corporation (MFC) except in the case of the Emerging Markets Value Trust where NAV shares are also offered to variable insurance products of external insurance companies. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the portfolios use the following valuation techniques: Equity securities, including exchange-traded funds, held by the portfolios are valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Except for investments in exchange-traded funds, investments by the portfolios in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolios’ Pricing Committee, following procedures established by the Board of Trustees. The portfolios use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of December 31, 2015, for All Cap Core Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, American New World Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Small Company Growth Trust and Small Company Value Trust, all investments including futures, as applicable, are categorized as Level 1 under the hierarchy described above.

As of December 31, 2015, for U.S. Equity Trust, all investments are categorized as Level 1 under the hierarchy described above, except for U.S. Treasury Bills, which are categorized as Level 2.

As of December 31 2015, for 500 Index Trust B and Mid Cap Index Trust, all investments including futures, as applicable, are Level 1 except repurchase agreements, which are categorized as Level 2.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of the values by input classification of the portfolios’ investments as of December 31, 2015, by major security category or type:

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Alpha Opportunities Trust
Common stocks
Consumer discretionary	$78,915,780	$68,745,665	$9,954,229	$215,886
Consumer staples	42,387,105	29,743,308	12,643,797	—
Energy	33,048,090	31,473,614	1,574,476	—
Financials	126,598,540	116,243,446	10,271,093	84,001
Health care	113,889,101	104,314,300	9,574,801	—
Industrials	99,913,676	94,487,000	5,426,676	—
Information technology	101,911,395	91,581,251	10,330,144	—
Materials	29,531,462	25,851,177	3,680,285	—
Telecommunication services	2,752,182	2,399,142	353,040	—
Utilities	9,815,186	9,088,019	727,167	—
Preferred securities	14,605,895	—	—	14,605,895
Corporate bonds	48,473	—	—	48,473
Rights	2,608	—	2,608	—
Warrants	804,375	—	804,375	—
Securities lending collateral	24,233,672	24,233,672	—	—
Short-term investments	9,100,000	—	9,100,000	—
Total investments in securities	$687,557,540	$598,160,594	$74,442,691	$14,954,255
Other financial instruments:
Forward foreign currency contracts	($59,834)	—	($59,834)	—

Blue Chip Growth Trust
Common stocks
Consumer discretionary	$443,621,889	$443,621,889	—	—
Consumer staples	44,099,110	44,099,110	—	—
Energy	4,310,576	4,310,576	—	—
Financials	103,674,278	103,674,278	—	—
Health care	432,844,233	432,844,233	—	—
Industrials	166,525,172	166,525,172	—	—
Information technology	481,835,350	460,653,740	$21,181,610	—
Materials	20,764,742	20,764,742	—	—
Telecommunication services	547,680	547,680	—	—
Securities lending collateral	25,048,000	25,048,000	—	—
Short-term investments	9,129,927	9,129,927	—	—
Total investments in securities	$1,732,400,957	$1,711,219,347	$21,181,610	—

Capital Appreciation Trust
Common stocks
Consumer discretionary	$289,303,722	$261,293,579	$28,010,143	—
Consumer staples	41,862,549	41,862,549	—	—
Energy	11,775,207	11,775,207	—	—
Financials	39,053,451	39,053,451	—	—
Health care	162,660,269	162,660,269	—	—
Industrials	17,391,430	17,391,430	—	—
Information technology	374,142,487	354,160,816	19,981,671	—
Materials	13,037,642	13,037,642	—	—
Securities lending collateral	41,782,496	41,782,496	—	—
Short-term investments	3,466,000	—	3,466,000	—
Total investments in securities	$994,475,253	$943,017,439	$51,457,814	—

Capital Appreciation Value Trust
Common stocks
Consumer discretionary	$23,163,618	$21,267,964	$1,895,654	—
Consumer staples	14,664,660	14,004,203	660,457	—
Energy	3,481,885	3,481,885	—	—
Financials	45,310,664	45,310,664	—	—
Health care	49,161,601	49,161,601	—	—
Industrials	37,452,440	36,982,504	469,936	—
Information technology	34,704,694	34,704,694	—	—
Telecommunication services	1,775,683	1,775,683	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Capital Appreciation Value Trust (continued)
Utilities	$9,950,694	$9,950,694	—	—
Preferred securities	8,485,971	8,485,971	—	—
Corporate bonds	63,649,528	—	$63,649,528	—
Term loans	16,629,762	—	16,629,762	—
Asset backed securities	483,743	—	483,743	—
Short-term investments	49,385,685	49,100,685	285,000	—
Total investments in securities	$358,300,628	$274,226,548	$84,074,080	—
Other financial instruments:
Written options	($1,209,463)	($136,808)	($1,072,655)	—

Core Strategy Trust
Affiliated investment companies
Equity	$2,550,582,362	$2,550,582,362	—	—
Fixed income	1,097,857,155	1,097,857,155	—	—
Common stocks
Consumer discretionary	4	—	$4	—
Consumer staples	906	—	906	—
Health care	250	—	—	$250
Industrials	59	—	—	59
Total investments in securities	$3,648,440,736	$3,648,439,517	$910	$309

Emerging Markets Value Trust
Common stocks
Australia	$171,553	—	$171,553	—
Brazil	29,682,622	$9,614,484	20,068,138	—
Chile	10,415,228	2,894,599	7,520,629	—
China	75,734,303	7,059,306	67,774,247	$900,750
Colombia	2,205,665	2,205,665	—	—
Czech Republic	3,083,843	—	3,083,843	—
Greece	783,986	—	783,986	—
Hong Kong	24,034,020	1,831,444	22,017,932	184,644
Hungary	1,826,069	—	1,826,069	—
India	93,636,196	1,180,755	92,426,258	29,183
Indonesia	18,879,854	—	18,879,854	—
Malaysia	28,359,345	—	28,359,345	—
Malta	11,441	—	11,441	—
Mexico	41,350,655	41,350,266	389	—
Netherlands	5,851,465	—	5,851,465	—
Philippines	9,484,735	—	9,484,609	126
Poland	13,316,146	—	13,316,146	—
Russia	13,535,024	—	13,535,024	—
South Africa	45,775,589	8,811,934	36,949,816	13,839
South Korea	101,128,698	21,247,087	79,840,835	40,776
Taiwan	98,633,650	2,506,747	96,096,651	30,252
Thailand	19,936,565	—	19,496,621	439,944
Turkey	10,653,189	—	10,649,240	3,949
Ukraine	317,710	—	317,710	—
Preferred securities
Brazil	10,409,741	—	10,409,741	—
Chile	11,274	—	11,274	—
Colombia	544,439	544,439	—	—
Panama	38,056	38,056	—	—
Rights	79,624	17,520	62,104	—
Warrants	31,947	21,680	10,267	—
Securities lending collateral	20,019,330	20,019,330	—	—
Short-term investments	534,718	534,718	—	—
Total investments in securities	$680,476,680	$119,878,030	$558,955,187	$1,643,463

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Equity Income Trust
Common stocks
Consumer discretionary	$165,410,146	$165,410,146	—	—
Consumer staples	62,606,965	62,606,965	—	—
Energy	176,654,207	170,528,494	$6,125,713	—
Financials	415,977,072	404,850,498	11,126,574	—
Health care	157,450,891	145,810,438	11,640,453	—
Industrials	211,101,927	211,101,927	—	—
Information technology	195,998,947	176,175,618	—	$19,823,329
Materials	75,462,483	75,462,483	—	—
Telecommunication services	50,772,612	38,893,351	11,879,261	—
Utilities	126,910,086	126,910,086	—	—
Corporate bonds	637,245	—	637,245	—
Securities lending collateral	29,385,929	29,385,929	—	—
Short-term investments	27,772,168	27,772,168	—	—
Total investments in securities	$1,696,140,678	$1,634,908,103	$41,409,246	$19,823,329

Financial Industries Trust
Common stocks
Financials	$149,115,655	$126,298,469	$22,817,186	—
Information technology	5,022,681	5,022,681	—	—
Preferred securities	1,346,011	—	1,346,011	—
Corporate bonds	1,919,950	—	1,919,950	—
Warrants	621,117	621,117	—	—
Short-term investments	1,364,000	—	1,364,000	—
Total investments in securities	$159,389,414	$131,942,267	$27,447,147	—

Fundamental All Cap Core Trust
Common stocks
Consumer discretionary	$471,996,724	$434,008,404	$37,988,320	—
Consumer staples	105,736,684	69,825,034	35,911,650	—
Energy	46,302,290	46,302,290	—	—
Financials	468,955,040	468,955,040	—	—
Health care	29,005,124	29,005,124	—	—
Industrials	164,772,326	164,772,326	—	—
Information technology	296,260,711	296,260,711	—	—
Materials	37,762,143	37,762,143	—	—
Short-term investments	2,301,000	—	2,301,000	—
Total investments in securities	$1,623,092,042	$1,546,891,072	$76,200,970	—

Fundamental Large Cap Value Trust
Common stocks
Consumer discretionary	$275,223,030	$227,990,808	$47,232,222	—
Consumer staples	143,655,444	87,646,496	56,008,948	—
Energy	118,198,371	118,198,371	—	—
Financials	535,113,010	535,113,010	—	—
Health care	101,555,466	101,555,466	—	—
Industrials	145,435,766	145,435,766	—	—
Information technology	190,509,573	170,052,533	20,457,040	—
Materials	43,559,274	43,559,274	—	—
Short-term investments	4,435,000	—	4,435,000	—
Total investments in securities	$1,557,684,934	$1,429,551,724	$128,133,210	—

Global Trust
Common stocks
Brazil	$2,622,284	$2,622,284	—	—
Canada	474,993	474,993	—	—
China	2,965,368	2,965,368	—	—
Denmark	3,393,822	—	$3,393,822	—
France	52,841,734	—	52,841,734	—
Germany	30,896,659	—	30,896,659	—
Hong Kong	8,572,723	—	8,572,723	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Trust (continued)
India	$3,518,993	—	$3,518,993	—
Ireland	18,016,427	$9,674,228	8,342,199	—
Israel	11,750,216	11,750,216	—	—
Italy	12,333,309	—	12,333,309	—
Japan	23,164,845	—	23,164,845	—
Netherlands	27,219,742	—	27,219,742	—
Portugal	7,178,326	—	7,178,326	—
Russia	5,186,149	5,186,149	—	—
Singapore	10,818,649	—	10,818,649	—
South Korea	37,596,416	6,621,578	30,974,838	—
Spain	7,708,479	—	7,708,479	—
Sweden	12,388,682	—	12,388,682	—
Switzerland	29,451,945	—	29,451,945	—
Thailand	1,243,319	—	1,243,319	—
Turkey	5,452,448	5,452,448	—	—
United Kingdom	70,156,396	5,088,021	65,068,375	—
United States	189,857,695	189,857,695	—	—
Securities lending collateral	8,076,007	8,076,007	—	—
Short-term investments	8,000,000	—	8,000,000	—
Total investments in securities	$590,885,626	$247,768,987	$343,116,639	—

Health Sciences Trust
Common stocks
Consumer discretionary	$524,949	—	—	$524,949
Consumer staples	9,167,470	$8,819,871	$347,599	—
Financials	1,019,130	1,019,130	—	—
Health care	337,627,972	330,004,115	7,296,041	327,816
Industrials	1,339,470	1,339,470	—	—
Information technology	1,875,065	1,875,065	—	—
Preferred securities
Consumer discretionary	381,289	—	—	381,289
Health care	3,322,285	1,837,358	—	1,484,927
Information technology	152,390	—	—	152,390
Convertible bonds	503,806	—	503,806	—
Rights	3,535	3,535	—	—
Warrants	5	—	5	—
Short-term investments	15,943,660	15,943,660	—	—
Total investments in securities	$371,861,026	$360,842,204	$8,147,451	$2,871,371
Other financial instruments:
Written options	($48,967)	($48,967)	—	—

International Core Trust
Common stocks
Australia	$20,164,913	—	$20,164,913	—
Austria	2,403,412	—	2,403,412	—
Belgium	5,194,626	—	5,194,626	—
Canada	28,462,598	$28,462,598	—	—
China	436,199	—	436,199	—
Denmark	4,163,144	—	4,163,144	—
Faroe Islands	353,792	—	353,792	—
Finland	5,707,775	—	5,707,775	—
France	75,870,664	—	75,870,664	—
Germany	66,706,256	—	66,706,256	—
Hong Kong	18,686,382	—	18,686,382	—
Ireland	17,246	—	17,246	—
Israel	2,321,515	447,590	1,873,925	—
Italy	15,928,565	—	15,928,565	—
Japan	144,748,532	—	144,748,532	—
Luxembourg	313,145	—	313,145	—
Malta	117,856	—	—	$117,856
Netherlands	18,811,462	—	18,811,462	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Core Trust (continued)
New Zealand	$1,002,612	—	$1,002,612	—
Norway	7,839,917	—	7,839,917	—
Portugal	497,041	—	497,041	—
Singapore	866,162	—	866,162	—
Spain	14,520,237	—	14,520,237	—
Sweden	13,044,455	—	13,044,455	—
Switzerland	20,409,953	—	20,409,953	—
United Kingdom	96,990,393	—	96,990,393	—
Preferred securities	4,875,561	—	4,875,561	—
Securities lending collateral	4,193,948	$4,193,948	—	—
Short-term investments	21,108,022	—	21,108,022	—
Total investments in securities	$595,756,383	$33,104,136	$562,534,391	$117,856
Other financial instruments:
Futures	$121,556	$225,915	($104,359)	—

International Equity Index Trust B
Common stocks
Australia	$29,400,971	—	$29,400,971	—
Austria	726,660	—	726,660	—
Belgium	6,202,383	—	6,202,383	—
Brazil	4,253,748	$265,776	3,987,972	—
Canada	33,767,948	33,767,948	—	—
Chile	1,404,832	1,179,471	225,361	—
China	24,481,396	3,182,414	21,164,053	$134,929
Colombia	549,779	549,779	—	—
Czech Republic	258,164	—	258,164	—
Denmark	8,194,950	—	8,194,950	—
Egypt	248,688	—	248,688	—
Finland	3,949,941	—	3,949,941	—
France	41,215,083	—	41,215,083	—
Germany	36,714,184	—	36,714,184	—
Greece	310,224	—	310,224	—
Hong Kong	18,931,300	—	18,873,219	58,081
Hungary	351,784	—	351,784	—
India	10,125,889	3,664,477	6,461,412	—
Indonesia	2,833,516	7,948	2,825,568	—
Ireland	4,016,936	161,853	3,855,083	—
Israel	3,090,105	307,124	2,782,981	—
Italy	9,196,202	—	9,196,202	—
Japan	99,977,080	—	99,977,080	—
Jersey, Channel Islands	215,070	—	215,070	—
Luxembourg	951,308	—	951,308	—
Macau	417,034	—	417,034	—
Malaysia	3,913,031	—	3,913,031	—
Malta	166,972	—	151,906	15,066
Mexico	5,475,267	5,397,247	78,020	—
Netherlands	14,977,532	477,018	14,500,514	—
New Zealand	610,922	—	610,922	—
Norway	2,337,981	—	2,337,981	—
Peru	339,884	339,884	—	—
Philippines	1,580,317	—	1,580,317	—
Poland	1,554,265	—	1,554,265	—
Portugal	653,787	—	653,787	—
Russia	4,003,644	2,877,040	1,126,604	—
Singapore	5,420,532	—	5,420,532	—
South Africa	7,928,493	—	7,927,445	1,048
South Korea	17,080,331	204,790	16,875,541	—
Spain	13,487,372	—	13,487,372	—
Sweden	12,239,884	—	12,239,884	—
Switzerland	41,407,808	—	41,407,808	—
Taiwan	12,242,745	—	12,242,745	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Equity Index Trust B (continued)
Thailand	$2,149,423	—	$2,149,423	—
Turkey	1,603,929	—	1,603,929	—
United Kingdom	78,302,883	$153,435	78,149,448	—
Preferred securities	5,140,677	—	5,140,677	—
Rights	1,915	1,633	282	—
Securities lending collateral	6,631,688	6,631,688	—	—
Total investments in securities	$581,036,457	$59,169,525	$521,657,808	$209,124
Other financial instruments:
Futures	$208,120	$208,120	—	—

International Growth Stock Trust
Common stocks
Australia	$20,221,672	—	$20,221,672	—
Belgium	5,714,897	—	5,714,897	—
Brazil	7,141,725	—	7,141,725	—
Canada	30,433,740	$30,433,740	—	—
China	13,521,002	6,275,939	7,245,063	—
Denmark	12,063,848	—	12,063,848	—
France	13,874,124	—	13,874,124	—
Germany	35,059,985	—	35,059,985	—
Hong Kong	13,909,734	—	13,909,734	—
Israel	11,883,466	11,883,466	—	—
Japan	33,540,227	—	33,540,227	—
Mexico	9,132,603	9,132,603	—	—
Netherlands	5,388,013	—	5,388,013	—
Singapore	15,360,586	9,280,601	6,079,985	—
South Korea	6,044,322	—	6,044,322	—
Spain	5,245,396	—	5,245,396	—
Sweden	18,640,170	—	18,640,170	—
Switzerland	37,435,779	—	37,435,779	—
Taiwan	8,071,945	—	8,071,945	—
Thailand	4,835,784	—	4,835,784	—
Turkey	3,488,675	—	3,488,675	—
United Kingdom	88,933,433	—	88,933,433	—
Short-term investments	18,582,945	18,582,945	—	—
Total investments in securities	$418,524,071	$85,589,294	$332,934,777	—

International Small Company Trust
Common stocks
Australia	$6,857,923	$40,448	$6,808,933	$8,542
Austria	1,316,704	—	1,316,704	—
Belgium	1,786,619	—	1,786,619	—
Bermuda	261,432	—	261,432	—
Cambodia	65,509	—	65,509	—
Canada	6,872,624	6,867,787	4,309	528
China	52,621	18,790	33,831	—
Cyprus	3,399	—	3,399	—
Denmark	2,305,509	—	2,305,509	—
Faroe Islands	64,224	—	64,224	—
Finland	2,725,592	—	2,725,592	—
France	4,861,221	—	4,861,221	—
Gabon	2,947	—	2,947	—
Germany	6,577,028	—	6,577,028	—
Gibraltar	121,458	—	121,458	—
Greece	147	—	—	147
Guernsey, Channel Islands	3,881	—	3,881	—
Hong Kong	3,361,337	—	3,338,300	23,037
India	10,759	—	10,759	—
Ireland	1,403,978	—	1,403,978	—
Isle of Man	114,437	—	114,437	—
Israel	814,064	27,363	786,701	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Small Company Trust (continued)
Italy	$4,813,242	—	$4,807,635	$5,607
Japan	24,681,385	—	24,681,385	—
Jersey, Channel Islands	119,921	—	119,921	—
Liechtenstein	54,730	—	54,730	—
Luxembourg	548,609	—	548,609	—
Macau	7,913	—	7,913	—
Malta	138,877	—	138,877	—
Mongolia	7,770	—	7,770	—
Netherlands	2,156,149	—	2,156,149	—
New Zealand	1,527,801	—	1,527,801	—
Norway	712,628	—	712,628	—
Peru	11,741	—	11,741	—
Portugal	470,322	—	470,322	—
Singapore	1,132,879	—	1,132,879	—
South Africa	27,262	—	27,262	—
Spain	2,388,466	—	2,388,466	—
Sweden	3,612,674	—	3,612,674	—
Switzerland	5,390,609	$46,237	5,344,372	—
United Arab Emirates	48,053	—	48,053	—
United Kingdom	18,949,828	150,016	18,797,515	2,297
United States	155,374	50,724	104,650	—
Preferred securities	170,736	—	170,736	—
Rights	1,920	74	62	1,784
Securities lending collateral	1,638,532	1,638,532	—	—
Short-term investments	65,690	65,690	—	—
Total investments in securities	$108,416,524	$8,905,661	$99,468,921	$41,942

International Value Trust
Common stocks
Australia	$7,634,950	—	$7,634,950	—
Belgium	6,350,945	—	6,350,945	—
Brazil	5,798,853	—	5,798,853	—
Canada	50,996,746	$50,996,746	—	—
China	50,474,685	14,292,840	36,181,845	—
France	82,793,796	—	82,793,796	—
Germany	60,571,606	—	60,571,606	—
Hong Kong	33,954,300	—	33,954,300	—
India	10,100,143	—	10,100,143	—
Ireland	8,209,914	—	8,209,914	—
Israel	19,148,763	19,148,763	—	—
Italy	21,793,517	—	21,793,517	—
Japan	42,993,981	—	42,993,981	—
Netherlands	50,080,265	—	50,080,265	—
Norway	128,831	—	128,831	—
Russia	2,231,005	2,231,005	—	—
Singapore	6,223,368	—	6,223,368	—
South Africa	2,355,604	—	2,355,604	—
South Korea	101,759,141	20,438,771	81,320,370	—
Spain	3,893,889	—	3,893,889	—
Sweden	6,863,210	—	6,863,210	—
Switzerland	71,142,249	—	71,142,249	—
Taiwan	6,582,317	—	6,582,317	—
Thailand	5,217,554	—	5,217,554	—
United Kingdom	124,984,193	—	124,984,193	—
United States	12,742,815	12,742,815	—	—
Rights	63,928	—	63,928	—
Securities lending collateral	29,483,001	29,483,001	—	—
Short-term investments	22,500,000	—	22,500,000	—
Total investments in securities	$847,073,569	$149,333,941	$697,739,628	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mid Cap Stock Trust
Common stocks
Consumer discretionary	$108,486,756	$95,004,253	$11,885,951	$1,596,552
Consumer staples	33,045,055	23,614,331	9,430,724	—
Energy	17,986,234	17,986,234	—	—
Financials	76,145,076	68,220,695	7,325,849	598,532
Health care	190,278,823	173,364,886	16,913,937	—
Industrials	79,977,691	79,977,691	—	—
Information technology	159,882,810	156,724,402	3,158,408	—
Materials	6,892,751	6,892,751	—	—
Telecommunication services	8,063,177	8,063,177	—	—
Preferred securities	76,380,398	—	—	76,380,398
Corporate bonds	396,255	—	—	396,255
Securities lending collateral	61,295,344	61,295,344	—	—
Short-term investments	14,500,000	—	14,500,000	—
Total investments in securities	$833,330,370	$691,143,764	$63,214,869	$78,971,737

Mid Value Trust
Common stocks
Consumer discretionary	$87,149,818	$82,323,602	$4,826,216	—
Consumer staples	71,290,682	65,818,109	5,472,573	—
Energy	44,884,069	44,884,069	—	—
Financials	200,706,427	198,474,049	2,232,378	—
Health care	70,887,957	70,887,957	—	—
Industrials	69,821,930	69,821,930	—	—
Information technology	25,389,468	25,389,468	—	—
Materials	62,723,597	62,723,597	—	—
Telecommunication services	4,580,873	4,580,873	—	—
Utilities	40,446,751	40,446,751	—	—
Securities lending collateral	14,065,493	14,065,493	—	—
Short-term investments	70,737,964	70,737,964	—	—
Total investments in securities	$762,685,029	$750,153,862	$12,531,167	—

Mutual Shares Trust
Common stocks
Consumer discretionary	$47,338,068	$40,541,527	$6,796,541	—
Consumer staples	62,008,050	44,969,311	17,038,739	—
Energy	33,345,636	20,939,127	12,406,509	—
Financials	121,741,224	117,296,556	4,444,668	—
Health care	67,691,834	67,691,834	—	—
Industrials	21,805,421	14,853,768	6,951,653	—
Information technology	67,770,291	59,123,084	8,647,207	—
Materials	17,923,382	11,501,371	6,422,011	—
Telecommunication services	10,678,151	—	10,678,151	—
Utilities	1,856,058	1,856,058	—	—
Corporate bonds	9,477,364	—	9,477,364	—
Term loans	17,274,997	—	17,274,997	—
Municipal bonds	1,903,929	—	1,903,929	—
Securities lending collateral	3,977,019	3,977,019	—	—
Short-term investments	35,176,427	—	35,176,427	—
Total investments in securities	$519,967,851	$382,749,655	$137,218,196	—
Other financial instruments:
Forward foreign currency contracts	$1,944,795	—	$1,944,795	—

Real Estate Securities Trust
Common stocks
Financials	$406,987,267	$406,976,499	—	$10,768
Short-term investments	1,020,000	—	$1,020,000	—
Total investments in securities	$408,007,267	$406,976,499	$1,020,000	$10,768

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Science & Technology Trust
Common stocks
Consumer discretionary	$82,138,075	$82,068,377	—	$69,698
Financials	1,977,780	1,977,780	—	—
Health care	16,213,347	16,213,347	—	—
Industrials	2,718,292	2,718,292	—	—
Information technology	353,659,579	322,336,905	$24,049,465	7,273,209
Telecommunication services	11,705,721	3,595,128	8,110,593	—
Preferred securities	3,737,786	—	—	3,737,786
Securities lending collateral	22,375,717	22,375,717	—	—
Short-term investments	39,009,906	8,302,906	30,707,000	—
Total investments in securities	$533,536,203	$459,588,452	$62,867,058	$11,080,693

Small Cap Growth Trust
Common stocks
Consumer discretionary	$53,189,675	$49,714,680	$3,474,995	—
Consumer staples	4,331,781	—	4,331,781	—
Energy	8,747,272	8,747,272	—	—
Financials	58,819,868	58,819,868	—	—
Health care	94,501,426	94,501,426	—	—
Industrials	54,317,664	54,317,664	—	—
Information technology	92,771,026	90,395,659	1,328,609	$1,046,758
Materials	23,335,309	23,335,309	—	—
Preferred securities	13,682,171	—	—	13,682,171
Exchange-traded funds	6,442,554	6,442,554	—	—
Securities lending collateral	58,832,969	58,832,969	—	—
Short-term investments	21,800,000	—	21,800,000	—
Total investments in securities	$490,771,715	$445,107,401	$30,935,385	$14,728,929

Small Cap Index Trust
Common stocks
Consumer discretionary	$55,728,663	$55,728,663	—	—
Consumer staples	13,892,916	13,892,916	—	—
Energy	10,759,643	10,759,643	—	—
Financials	105,768,101	105,768,101	—	—
Health care	66,103,941	66,097,912	—	$6,029
Industrials	49,949,684	49,949,684	—	—
Information technology	74,257,407	74,257,407	—	—
Materials	14,397,142	14,397,142	—	—
Telecommunication services	3,592,405	3,556,561	—	35,844
Utilities	15,688,982	15,688,982	—	—
Warrants	579	—	$579	—
Securities lending collateral	34,428,142	34,428,142	—	—
Short-term investments	4,099,000	—	4,099,000	—
Total investments in securities	$448,666,605	$444,525,153	$4,099,579	$41,873
Other financial instruments:
Futures	$5,477	$5,477	—	—

Small Cap Opportunities Trust
Common stocks
Consumer discretionary	$27,094,329	$27,094,329	—	—
Consumer staples	6,483,417	6,483,417	—	—
Energy	9,488,318	9,488,318	—	—
Financials	59,055,684	59,055,683	—	$1
Health care	20,206,634	20,201,075	—	5,559
Industrials	40,429,557	40,429,557	—	—
Information technology	35,788,617	35,788,617	—	—
Materials	12,244,569	12,244,569	—	—
Telecommunication services	3,154,283	3,133,989	—	20,294
Utilities	2,024,857	2,024,857	—	—
Convertible bonds	2,042	—	$2,042	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small Cap Opportunities Trust (continued)
Securities lending collateral	$7,262,089	$7,262,089	—	—
Short-term investments	2,319,262	2,319,262	—	—
Total investments in securities	$225,553,658	$225,525,762	$2,042	$25,854

Small Cap Value Trust
Common stocks
Consumer discretionary	$47,773,490	$47,773,490	—	—
Consumer staples	27,689,558	9,325,338	$18,364,220	—
Energy	39,304,305	39,304,305	—	—
Financials	139,009,554	139,009,554	—	—
Health care	73,806,447	73,806,447	—	—
Industrials	201,307,101	192,107,702	9,199,399	—
Information technology	52,588,088	52,588,088	—	—
Materials	26,812,270	26,812,270	—	—
Utilities	24,157,680	24,157,680	—	—
Securities lending collateral	8,063,376	8,063,376	—	—
Short-term investments	21,400,000	—	21,400,000	—
Total investments in securities	$661,911,869	$612,948,250	$48,963,619	—

Strategic Equity Allocation Trust
Common stocks
Consumer discretionary	$1,247,020,830	$852,419,861	$394,600,969	—
Consumer staples	954,919,770	593,595,173	361,324,597	—
Energy	529,470,331	389,509,565	139,960,766	—
Financials	1,977,896,032	1,189,753,063	788,058,409	$84,560
Health care	1,329,052,720	964,123,935	364,923,018	5,767
Industrials	1,090,971,020	706,469,461	384,501,559	—
Information technology	1,489,820,883	1,334,794,868	155,026,015	—
Materials	404,229,489	210,023,041	194,206,448	—
Telecommunication services	289,974,489	138,620,319	151,312,174	41,996
Utilities	329,060,199	213,711,429	115,348,770	—
Preferred securities	15,739,192	—	15,739,192	—
Rights	2,416	1,569	847	—
Warrants	7,991	7,991	—	—
Securities lending collateral	126,089,162	126,089,162	—	—
Short-term investments	244,947,000	—	244,947,000	—
Total investments in securities	$10,029,201,524	$6,719,119,437	$3,309,949,764	$132,323
Other financial instruments:
Futures	$1,301,528	$1,301,528	—	—

Total Stock Market Index Trust
Common stocks
Consumer discretionary	$78,751,958	$78,748,865	$3,064	$29
Consumer staples	52,512,470	52,511,501	—	969
Energy	37,760,032	37,759,785	—	247
Financials	102,514,901	102,514,894	—	7
Health care	76,351,376	76,349,373	—	2,003
Industrials	58,328,308	58,328,308	—	—
Information technology	112,486,068	112,486,063	—	5
Materials	16,748,497	16,748,497	—	—
Telecommunication services	12,601,355	12,596,224	—	5,131
Utilities	16,217,870	16,217,870	—	—
Convertible bonds	265	—	265	—
Warrants	487	200	287	—
Securities lending collateral	9,558,509	9,558,509	—	—
Short-term investments	13,177,000	—	13,177,000	—
Total investments in securities	$587,009,096	$573,820,089	$13,180,616	$8,391
Other financial instruments:
Futures	($9,879)	($9,879)	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Utilities Trust
Common stocks
Consumer discretionary	$27,792,090	$24,347,076	$3,445,014	—
Energy	46,578,862	46,578,862	—	—
Financials	5,517,715	5,517,715	—	—
Telecommunication services	36,279,318	10,008,525	26,270,793	—
Utilities	191,605,950	144,939,288	46,666,662	—
Preferred securities
Energy	6,425,987	6,425,987	—	—
Financials	2,573,379	2,573,379	—	—
Telecommunication services	2,485,756	2,485,756	—	—
Utilities	21,618,771	20,487,548	1,131,223	—
Corporate bonds	234,563	—	234,563	—
Securities lending collateral	10,327,025	10,327,025	—	—
Short-term investments	366,000	—	366,000	—
Total investments in securities	$351,805,416	$273,691,161	$78,114,255	—
Other financial instruments:
Forward foreign currency contracts	$1,527,038	—	$1,527,038	—

Value Trust
Common stocks
Consumer discretionary	$58,589,016	$58,589,016	—	—
Consumer staples	16,961,683	16,961,683	—	—
Energy	33,304,150	27,789,135	$5,515,015	—
Financials	152,996,192	152,996,192	—	—
Health care	48,538,578	48,538,578	—	—
Industrials	91,991,543	91,991,543	—	—
Information technology	64,351,525	64,351,525	—	—
Materials	37,349,193	37,349,193	—	—
Telecommunication services	14,984,660	14,984,660	—	—
Utilities	14,534,503	14,534,503	—	—
Warrants	13,389	—	13,389	—
Short-term investments	21,385,394	21,385,394	—	—
Total investments in securities	$554,999,826	$549,471,422	$5,528,404	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities. In addition, securities were transferred from Level 3 since observable market data became available due to the increased market activity of these securities.

Alpha Opportunities Trust
	Common Stock	Preferred Securities	Corporate Bonds	Total
Balance as of 12-31-14	$146,454	$11,673,170	—	$11,819,624
Realized gain (loss)	—	362,878	—	362,878
Change in unrealized appreciation (depreciation)	113,292	2,636,431	—	2,749,723
Purchases	40,141	2,463,343	$48,473	2,551,957
Sales	—	(893,462)	—	(893,462)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(1,636,465)	—	(1,636,465)
Balance as of 12-31-15	$299,887	$14,605,895	$48,473	$14,954,255
Change in unrealized at period end*	$113,292	$2,752,259	—	$2,865,551

Equity Income Trust
Common Stock
Balance as of 12-31-14	$18,706,542
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1,116,787
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 12-31-15	$19,823,329
Change in unrealized at period end*	$1,116,787

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Financial Industries Trust
Financials
Balance as of 12-31-14	$3,239,103
Realized gain (loss)	666,685
Change in unrealized appreciation (depreciation)	(659,664)
Purchases	—
Sales	(3,246,124)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 12-31-15	—
Change in unrealized at period end*	—

Mid Cap Stock Trust
	Common Stock	Preferred Securities	Corporate Bonds	Total
Balance as of 12-31-14	$1,075,287	$64,047,479	—	$65,122,766
Realized gain (loss)	—	2,517,992	—	2,517,992
Change in unrealized appreciation (depreciation)	829,184	12,799,967	—	13,629,151
Purchases	290,613	11,291,592	$396,255	11,978,460
Sales	—	(6,199,688)	—	(6,199,688)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(8,076,944)	—	(8,076,944)
Balance as of 12-31-15	$2,195,084	$76,380,398	$396,255	$78,971,737
Change in unrealized at period end*	$829,184	$15,363,798	—	$16,192,982

Science & Technology Trust
	Consumer Discretionary	Information Technology	Total
Balance as of 12-31-14	$377,484	$10,231,421	$10,608,905
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	113,274	(71,976)	41,298
Purchases	171,227	1,063,752	1,234,979
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(804,489)	(804,489)
Balance as of 12-31-15	$661,985	$10,418,708	$11,080,693
Change in unrealized at period end*	$113,274	($71,976)	$41,298

Small Cap Growth Trust
	Common Stock	Preferred Securities	Total
Balance as of 12-31-14	$558,902	$11,854,779	$12,413,681
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	487,856	(885,811)	(397,955)
Purchases	—	5,940,531	5,940,531
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(3,227,328)	(3,227,328)
Balance as of 12-31-15	$1,046,758	13,682,171	$14,728,929
Change in unrealized at period end*	$487,856	($885,811)	($397,955)

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the Statements of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the portfolios’ Level 3 securities are outlined in the table below:

The valuation techniques and significant unobservable inputs used in the fair value measurement of the portfolios’ Level 3 securities are outlined in the tables below:

Alpha Opportunities Trust	Fair Value at 12-31-15	Valuation Technique	Significant Unobservable Inputs	Input/ Range
Common Stocks	$299,887	Market Approach	Prior / recent transactions	$11.49–$45.76 (weighted average $37.56)

Preferred Securities	$2,487,442	Market Approach	EV to revenue multiple	1.39x–15.00x (weighted average 6.75x)
			Discount	7.5%–17.5% (weighted average 12.1%)

	$1,119,489	Market Approach	EV to revenue multiple	1.14x–6.42x (weighted average 4.20x)
			Discount	10%–17.5% (weighted average 13.6%)
			Allocated using OPM—Volatility	40%–50% (weighted average 44.7%)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Alpha Opportunities Trust	Fair Value at 12-31-15	Valuation Technique	Significant Unobservable Inputs	Input/ Range
Preferred Securities (continued)	$591,342	Market Approach	EV to gross profit multiple	6.89x
			Discount	10%

	$10,252,949	Market Approach	Prior / recent transactions	$3.30–$48.77 (weighted average $42.34)

	$154,673	Market Approach	Probability weighted expected future price	$2.76
			Discount	32%
	$14,605,895

Corporate Bonds	$48,473	Market Approach	Prior / recent transactions	$100

Total	$14,954,255

Equity Income Trust	Fair Value at 12-31-15	Valuation Technique	Significant Unobservable Inputs	Input/ Range
Common Stocks	$19,823,329	Market Approach	Prior / recent transactions	$13.75
			Interest rate	6%

Mid Cap Stock Trust	Fair Value at 12-31-15	Valuation Technique	Significant Unobservable Inputs	Input/ Range
Common Stocks	$2,195,084	Market Approach	Prior / recent transactions	$11.49–$45.76 (weighted average $37.71)

Preferred Securities	$12,145,772	Market Approach	EV to revenue multiple	1.14x–6.42x (weighted average 3.30x)
			Discount	10%–17.5% (weighted average 14.9%)
			Allocated using OPM—Volatility	40%–50% (weighted average 43.2%)

	$12,780,518	Market Approach	EV to revenue multiple	1.39x–9.88x (weighted average 5.92x)
			Discount	7.5%–17.5% (weighted average 12.9%)

	$1,110,567	Market Approach	Probability weighted expected future price	$2.76
			Discount	32%

	$4,263,179	Market Approach	EV to gross profit multiple	6.89x
			Discount	10%

	$46,080,362	Market Approach	Prior / recent transactions	$3.30–$48.77 (weighted average $40.29)
	$76,380,398

Corporate Bonds	$396,255	Market Approach	Prior / recent transactions	$100

Total	$78,971,737

Science & Technology Trust	Fair Value at 12-31-15	Valuation Technique	Significant Unobservable Inputs	Input/ Range
Common Stocks	$118,163	Market Approach	EV to revenue multiple	15.00x
			Discount	10%

	$69,698	Market Approach	Prior / recent transactions	$142.24

	$7,155,046	Market Approach	Prior / recent transactions	$13.75
			Interest rate	6%
	$7,342,907

Preferred Securities	$2,051,779	Market Approach	EV to revenue multiple	8.63x–15.00x (weighted average 13.47x)
			Discount	10%

	$1,686,007	Market Approach	Prior / recent transactions	$30.58–$142.24 (weighted average $99.57)
	$3,737,786

Total	$11,080,693

Small Cap Growth Trust	Fair Value at 12-31-15	Valuation Technique	Significant Unobservable Inputs	Input/ Range
Common Stocks	$1,046,758	Market Approach	EV to revenue multiple	5.73x
			Probability weighted expected future price	$3.03
			Discount	37%

Preferred Securities	$6,928,588	Market Approach	EV to revenue multiple	3.40x–9.88x (weighted average 7.61x)
			Discount	7.5%–17.5% (weighted average 11.2%)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Small Cap Growth Trust	Fair Value at 12-31-15	Valuation Technique	Significant Unobservable Inputs	Input/ Range
Preferred Securities (continued)	$1,558,778	Market Approach	EV to revenue multiple	1.14x
			Discount	17.5%
			Allocated using OPM—Volatility	50%

	$1,973,783	Market Approach	EV to revenue multiple	5.73x
			Probability weighted expected future price	$4.20
			Discount	37%

	$675,836	Market Approach	Probability weighted expected future price	$2.76–$5.45 (weighted average $4.86)
			Discount	32%

	$2,545,186	Market Approach	Prior / recent transactions	$19.09–$45.76 (weighted average $32.01)
	$13,682,171

Total	$14,728,929

A change to unobservable inputs of a portfolio’s Level 3 securities may result in changes to the fair value measurement, as follows :

Significant Unobservable Input	Impact to Valuation if Input Increases	Impact to Valuation if Input Decreases
Allocated using Options Pricing Method (OPM) — Volatility	Variable	Variable
Discount	Decrease	Increase
Enterprise value (“EV”) to gross profit multiple	Increase	Decrease
Enterprise value (“EV”) to revenue multiple	Increase	Decrease
Interest rate	Increase	Decrease
Prior/recent transactions	Increase	Decrease
Probability weighted expected future price	Increase	Decrease

Repurchase agreements.  The portfolios may enter into repurchase agreements. When a portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by the portfolio’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolio. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by a portfolio for repurchase agreements is disclosed in the Portfolio of investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans).  The portfolios may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the portfolio’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the portfolio and, if the portfolio’s exposure to such investments is substantial, could impair the portfolio’s ability to meet redemptions. Because term loans generally are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the portfolio may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the portfolio’s understanding of the tax rules and rates that exist in the foreign markets in which they invest. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts.  The portfolios may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the portfolios will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Securities lending.  The portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest their collateral in JHCT, an affiliate of the portfolios, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The portfolios will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective portfolio for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, a portfolio could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios may receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of common stocks loaned by portfolios and the corresponding cash collateral received at December 31, 2015:

Portfolio	Market Value of Securities on Loan	Cash Collateral Received
500 Index B Trust	$17,841,780	$18,345,725
All Cap Core Trust	6,890,103	7,168,079
Alpha Opportunities Trust	22,850,384	24,245,663
Blue Chip Growth Trust	24,398,732	25,060,792
Capital Appreciation Trust	40,535,610	41,798,245
Emerging Markets Value Trust	18,843,179	20,015,319
Equity Income Trust	28,490,722	29,442,475
Global Trust	7,628,442	8,070,700
International Core Trust	3,970,861	4,174,902
International Equity Index Trust B	6,273,954	6,628,025
International Small Company Trust	1,545,999	1,640,632
International Value Trust	26,752,615	29,462,992
Mid Cap Index Trust	19,974,727	20,840,491
Mid Cap Stock Trust	59,292,990	61,308,655
Mid Value Trust	13,562,663	14,064,199
Mutual Shares Trust	3,788,126	3,977,200
Science & Technology Trust	21,556,668	22,384,300
Small Cap Growth Trust	57,009,109	58,846,026
Small Cap Index Trust	32,969,490	34,394,330
Small Cap Opportunities Trust	7,034,951	7,264,429
Small Cap Value Trust	7,788,387	$8,064,100
Small Company Growth Trust	1,870,072	1,945,050
Small Company Value Trust	7,227,976	7,407,035
Strategic Equity Allocation Trust	121,098,674	126,176,225
Total Stock Market Index Trust	9,259,709	9,562,371
U.S. Equity Trust	27,258,055	28,138,125
Utilities Trust	10,108,190	10,342,892

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Portfolios investing in a single country or in a limited geographic region tend to be riskier than funds that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.  The portfolios may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the portfolios invest. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit.  The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The portfolios and other affiliated funds, excluding International Equity Index Trust B and Real Estate Securities Trust, have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the portfolios and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating portfolio on a pro rata basis and is reflected in Other expenses on the Statements of operations.

Commitment fees for the year ended December 31, 2015 were as follows:

Portfolio	Commitment Fee
500 Index Trust B	$4,705
All Cap Core Trust	1,296
Alpha Opportunities Trust	1,703
American Asset Allocation Trust	2,643
American Global Growth Trust	1,207
American Growth Trust	1,984
American Growth-Income Trust	2,183
American International Trust	1,548
American New World Trust	1,019
Blue Chip Growth Trust	2,787
Capital Appreciation Trust	2,002
Capital Appreciation Value Trust	1,338
Core Strategy Trust	5,021
Emerging Markets Value Trust	1,744
Equity Income Trust	2,850
Financial Industries Trust	1,130
Franklin Templeton Founding Allocation Trust	2,173
Fundamental All Cap Core Trust	2,737
Fundamental Large Cap Value Trust	2,582
Global Trust	1,596
Health Sciences Trust	1,372
International Core Trust	1,654
International Equity Index Trust B	178
International Growth Stock Trust	1,428
International Small Company Trust	$1,062
International Value Trust	1,930
Lifestyle Aggressive PS Series	968
Lifestyle Balanced PS Series	2,011
Lifestyle Conservative PS Series	1,153
Lifestyle Growth PS Series	3,087
Lifestyle Moderate PS Series	1,299
Mid Cap Index Trust	1,891
Mid Cap Stock Trust	1,818
Mid Value Trust	1,823
Mutual Shares Trust	1,551
Real Estate Securities Trust	169
Science & Technology Trust	1,475
Small Cap Growth Trust	1,454
Small Cap Index Trust	1,426
Small Cap Opportunities Trust	1,212
Small Cap Value Trust	1,681
Small Company Growth Trust	1,075
Small Company Value Trust	1,293
Strategic Equity Allocation Trust	12,188
Total Stock Market Index Trust	1,584
U.S. Equity Trust	1,746
Utilities Trust	1,404
Value Trust	1,627

Expenses.  Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class.

Federal income taxes.  Each portfolio intends to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of December 31, 2015, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. Availability of a certain amount of capital loss carryforwards, that were acquired in mergers, may be limited in a given year. The following table details the capital loss carryforwards available as of December 31, 2015:

				No Expiration Date
Portfolio	2016	2017	2018	Short Term	Long Term
All Cap Core Trust	—	$194,851,274	—	—	—
American International Trust	—	3,108,508	$6,927,959	—	$16,201,918
Emerging Markets Value Trust	—	—	—	$105,181	34,458,710
Financial Industries Trust	—	—	—	—	982,890
Franklin Templeton Founding Allocation Trust	—	30,016,725	43,590,851	—	—
Fundamental Large Cap Value Trust	—	144,943,536	—	—	—
Global Trust	$102,743,366	8,409,554	12,321,700	—	—
International Core Trust	—	28,167,352	20,744,500	6,553,623	24,259,501
International Equity Index Trust B	—	623,557	1,514,111	620,077	975,019
International Growth Stock Trust	143,999,317	—	—	—	—
International Small Company Trust	179,802,386	157,081,665	6,569,935	—	—
International Value Trust	81,377,718	268,676,893	—	3,998,350	12,409,585
Real Estate Securities Trust	260,505,064	189,638,704	—	—	—

As of December 31, 2015, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The costs of investments owned on December 31, 2015, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
500 Index Trust B	$2,198,373,145	$1,417,358,553	($66,078,125)	$1,351,280,428
All Cap Core Trust	306,586,403	14,586,670	(6,764,822)	7,821,848
Alpha Opportunities Trust	677,168,370	58,123,012	(47,733,842)	10,389,170
American Asset Allocation Trust	1,115,473,304	410,481,396	—	410,481,396
American Global Growth Trust	230,411,375	5,953,595	—	5,953,595
American Growth Trust	745,891,933	159,092,896	—	159,092,896
American Growth-Income Trust	916,451,305	170,942,606	—	170,942,606
American International Trust	533,541,919	2,264,298	—	2,264,298
American New World Trust	94,992,889	—	(17,951,754)	(17,951,754)
Blue Chip Growth Trust	1,095,557,444	654,874,718	(18,031,205)	636,843,513
Capital Appreciation Trust	710,250,420	299,886,121	(15,661,288)	284,224,833
Capital Appreciation Value Trust	337,389,360	30,862,237	(9,950,969)	20,911,268
Core Strategy Trust	3,723,981,185	—	(75,540,449)	(75,540,449)
Emerging Markets Value Trust	886,336,183	90,258,469	(296,117,972)	(205,859,503)
Equity Income Trust	1,402,905,423	383,639,065	(90,403,810)	293,235,255
Financial Industries Trust	156,315,091	12,116,635	(9,042,312)	3,074,323
Franklin Templeton Founding Allocation Trust	972,429,868	76,341,711	—	76,341,711
Fundamental All Cap Core Trust	1,406,802,960	288,381,576	(72,092,494)	216,289,082
Fundamental Large Cap Value Trust	1,479,283,341	171,103,878	(92,702,285)	78,401,593
Global Trust	612,052,806	79,721,843	(100,889,023)	(21,167,180)
Health Sciences Trust	283,397,987	95,290,483	(6,827,444)	88,463,039
International Core Trust	649,888,144	26,892,077	(81,023,838)	(54,131,761)
International Equity Index Trust B	526,460,607	143,747,651	(89,171,801)	54,575,850
International Growth Stock Trust	378,494,413	68,048,277	(28,018,619)	40,029,658
International Small Company Trust	109,101,133	24,891,851	(25,576,460)	(684,609)
International Value Trust	944,201,793	72,504,484	(169,632,708)	(97,128,224)
Lifestyle Aggressive PS Series	22,119,723	120,263	(1,342,953)	(1,222,690)
Lifestyle Balanced PS Series	1,006,850,586	—	(31,986,980)	(31,986,980)
Lifestyle Conservative PS Series	196,109,087	—	(6,319,732)	(6,319,732)
Lifestyle Growth PS Series	2,048,800,277	—	(75,081,627)	(75,081,627)
Lifestyle Moderate PS Series	330,857,564	—	(10,241,624)	(10,241,624)
Mid Cap Index Trust	651,705,753	246,338,826	(51,345,517)	194,993,309
Mid Cap Stock Trust	770,994,301	100,603,675	(38,267,606)	62,336,069
Mid Value Trust	726,855,265	91,723,644	(55,893,880)	35,829,764
Mutual Shares Trust	474,013,790	109,295,406	(63,341,345)	45,954,061
Real Estate Securities Trust	398,707,359	16,844,501	(7,544,593)	9,299,908
Science & Technology Trust	505,772,772	54,515,902	(26,752,471)	27,763,431
Small Cap Growth Trust	492,824,702	38,732,869	(40,785,856)	(2,052,987)
Small Cap Index Trust	363,638,003	128,320,311	(43,291,709)	85,028,602
Small Cap Opportunities Trust	214,446,557	36,759,522	(25,652,421)	11,107,101
Small Cap Value Trust	561,548,077	133,710,713	(33,346,921)	100,363,792
Small Company Growth Trust	95,793,665	25,338,291	(7,523,414)	17,814,877
Small Company Value Trust	251,857,274	69,748,788	(18,503,649)	51,245,139
Strategic Equity Allocation Trust	8,168,722,435	2,487,623,359	(627,144,270)	1,860,479,089
Total Stock Market Index Trust	368,309,034	248,108,307	(29,408,245)	218,700,062
U.S. Equity Trust	695,482,517	75,708,568	(38,185,252)	37,523,316
Utilities Trust	405,335,612	25,523,187	(79,053,383)	(53,530,196)
Value Trust	539,332,626	73,890,725	(58,223,525)	15,667,200

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended December 31, 2015 and 2014 was as follows:

2015 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust B	$65,941,862	$30,204,671	$96,146,533
All Cap Core Trust	3,176,093	—	3,176,093
Alpha Opportunities Trust	57,054,999	74,224,666	131,279,665
American Asset Allocation Trust	30,981,120	133,642,257	164,623,377
American Global Growth Trust	3,698,047	17,953,963	21,652,010
American Growth Trust	1,546,136	50,943,084	52,489,220

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

2015 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
American Growth-Income Trust	$15,095,536	$126,363,884	$141,459,420
American International Trust	5,899,828	—	5,899,828
American New World Trust	1,036,174	7,768,327	8,804,501
Blue Chip Growth Trust	3,556,184	305,391,420	308,947,604
Capital Appreciation Trust	178,097	171,433,787	171,611,884
Capital Appreciation Value Trust	15,870,147	37,469,896	53,340,043
Core Strategy Trust	77,204,425	126,559,951	203,764,376
Emerging Markets Value Trust	16,444,609	—	16,444,609
Equity Income Trust	39,324,896	157,996,195	197,321,091
Financial Industries Trust	3,978,107	51,391,238	55,369,345
Franklin Templeton Founding Allocation Trust	28,783,869	—	28,783,869
Fundamental All Cap Core Trust	—	77,375,108	77,375,108
Fundamental Large Cap Value Trust	16,429,729	—	16,429,729
Global Trust	12,463,351	—	12,463,351
Health Sciences Trust	4,751,327	56,369,846	61,121,173
International Core Trust	19,236,073	—	19,236,073
International Equity Index Trust B	15,327,621	—	15,327,621
International Growth Stock Trust	7,852,898	—	7,852,898
International Small Company Trust	1,944,723	—	1,944,723
International Value Trust	17,417,826	—	17,417,826
Lifestyle Aggressive PS Series	384,434	5,744	390,178
Lifestyle Balanced PS Series	22,938,296	16,740,213	39,678,509
Lifestyle Conservative PS Series	5,982,813	916,031	6,898,844
Lifestyle Growth PS Series	42,494,663	33,970,840	76,465,503
Lifestyle Moderate PS Series	7,847,975	5,375,217	13,223,192
Mid Cap Index Trust	10,861,472	69,778,382	80,639,854
Mid Cap Stock Trust	32,918,472	128,758,685	161,677,157
Mid Value Trust	17,731,803	139,705,252	157,437,055
Mutual Shares Trust	12,002,696	52,589,938	64,592,634
Real Estate Securities Trust	8,025,803	—	8,025,803
Science & Technology Trust	24,340,422	58,151,661	82,492,083
Small Cap Growth Trust	16,775,376	68,801,644	85,577,020
Small Cap Index Trust	4,999,223	36,151,201	41,150,424
Small Cap Opportunities Trust	198,784	9,074,873	9,273,657
Small Cap Value Trust	7,008,563	99,107,507	106,116,070
Small Company Growth Trust	—	370,025	370,025
Small Company Value Trust	4,286,513	44,479,577	48,766,090
Strategic Equity Allocation Trust	213,559,041	375,096,360	588,655,401
Total Stock Market Index Trust	9,125,680	16,155,974	25,281,654
U.S. Equity Trust	14,611,895	—	14,611,895
Utilities Trust	21,637,815	31,091,117	52,728,932
Value Trust	10,656,770	72,918,808	83,575,578

	2014 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust B	$62,883,936	$36,464,056	$99,347,992
All Cap Core Trust	3,487,773	—	3,487,773
Alpha Opportunities Trust	129,895,342	56,842,378	186,737,720
American Asset Allocation Trust	24,213,432	—	24,213,432
American Global Growth Trust	1,828,624	—	1,828,624
American Growth Trust	7,665,514	—	7,665,514
American Growth-Income Trust	10,944,856	—	10,944,856
American International Trust	5,754,964	—	5,754,964
American New World Trust	532,954	1,930,328	2,463,282
Blue Chip Growth Trust	—	71,177,300	71,177,300
Capital Appreciation Trust	750,289	114,495,896	115,246,185
Capital Appreciation Value Trust	12,683,126	32,700,707	45,383,833
Core Strategy Trust	92,881,214	9,280,836	102,162,050
Emerging Markets Value Trust	19,389,552	29,137,603	48,527,155
Equity Income Trust	37,990,136	174,802,399	212,792,535
Financial Industries Trust	1,213,787	—	1,213,787
Franklin Templeton Founding Allocation Trust	37,892,736	—	37,892,736

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2014 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Fundamental All Cap Core Trust	$7,115,292	—	$7,115,292
Fundamental Large Cap Value Trust	10,907,919	—	10,907,919
Global Trust	14,486,904	—	14,486,904
Health Sciences Trust	2,605,470	$36,326,002	38,931,472
International Core Trust	28,762,677	—	28,762,677
International Equity Index Trust B	20,224,435	—	20,224,435
International Growth Stock Trust	9,775,100	—	9,775,100
International Small Company Trust	1,559,929	—	1,559,929
International Value Trust	33,888,373	—	33,888,373
Lifestyle Aggressive PS Series	678,008	383,014	1,061,022
Lifestyle Balanced PS Series	26,530,531	12,706,732	39,237,263
Lifestyle Conservative PS Series	5,967,648	1,986,817	7,954,465
Lifestyle Growth PS Series	47,035,051	18,996,142	66,031,193
Lifestyle Moderate PS Series	9,751,693	5,560,012	15,311,705
Mid Cap Index Trust	11,789,462	45,558,837	57,348,299
Mid Cap Stock Trust	78,507,857	85,919,047	164,426,904
Mid Value Trust	11,399,791	81,992,025	93,391,816
Mutual Shares Trust	20,966,626	11,805,597	32,772,223
Real Estate Securities Trust	6,777,227	—	6,777,227
Science & Technology Trust	—	14,332,496	14,332,496
Small Cap Growth Trust	28,901,296	51,660,691	80,561,987
Small Cap Index Trust	6,902,410	24,706,691	31,609,101
Small Cap Opportunities Trust	155,801	—	155,801
Small Cap Value Trust	9,194,838	79,043,480	88,238,318
Small Company Value Trust	161,910	8,203,621	8,365,531
Strategic Equity Allocation Trust	280,311,994	232,176,963	512,488,957
Total Stock Market Index Trust	9,477,886	6,512,332	15,990,218
U.S. Equity Trust	12,126,451	—	12,126,451
Utilities Trust	15,823,335	19,349,102	35,172,437
Value Trust	12,141,627	54,884,431	67,026,058

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2015, may be treated as occurring on January 1, 2016, the first day of the portfolios’ next taxable year. As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
500 Index Trust B	$18,098,180	$56,557,973	—
All Cap Core Trust	797,812	—	$194,851,274
Alpha Opportunities Trust	12,967,179	52,186,051	—
American Asset Allocation Trust	53,679	193,411,854	—
American Global Growth Trust	—	27,368,653	—
American Growth Trust	—	259,496,159	—
American Growth-Income Trust	179,605	258,370,072	—
American International Trust	—	—	26,238,385
American New World Trust	—	3,003,652	—
Blue Chip Growth Trust	10,607,892	245,961,238	—
Capital Appreciation Trust	127,938	146,104,308	—
Capital Appreciation Value Trust	10,410,490	26,813,730	—
Core Strategy Trust	—	148,443,785	—
Emerging Markets Value Trust	7,824,733	—	34,563,891
Equity Income Trust	8,004,116	156,436,261	—
Financial Industries Trust	1,638,464	—	982,890
Franklin Templeton Founding Allocation Trust	—	—	73,607,576
Fundamental All Cap Core Trust	5,434,945	205,542,092	—
Fundamental Large Cap Value Trust	5,803,892	—	144,943,536
Global Trust	1,021,475	—	123,474,620
Health Sciences Trust	13,966,584	55,606,802	—
International Core Trust	2,250,497	—	79,724,976
International Equity Index Trust B	3,975,862	—	3,732,764
International Growth Stock Trust	2,636,570	—	143,999,317
International Small Company Trust	879,444	—	343,453,986

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
International Value Trust	$1,407,371	—	$366,462,546
Lifestyle Aggressive PS Series	35,848	$792,677	—
Lifestyle Balanced PS Series	61,945	22,657,353	—
Lifestyle Conservative PS Series	143,193	2,025,430	—
Lifestyle Growth PS Series	23,560	60,114,135	—
Lifestyle Moderate PS Series	26,277	6,395,585	—
Mid Cap Index Trust	2,738,517	81,467,439	—
Mid Cap Stock Trust	—	52,380,799	—
Mid Value Trust	4,136,307	92,120,952	—
Mutual Shares Trust	11,718,131	44,234,977	—
Real Estate Securities Trust	3,340,318	—	450,143,768
Science & Technology Trust	8,157,819	58,907,566	—
Small Cap Growth Trust	—	36,298,734	—
Small Cap Index Trust	2,464,855	32,218,843	—
Small Cap Opportunities Trust	2,944,772	17,979,555	—
Small Cap Value Trust	1,659,488	89,645,220	—
Small Company Growth Trust	475,144	15,925,273	—
Small Company Value Trust	743,596	45,380,770	—
Strategic Equity Allocation Trust	43,412,843	192,275,261	—
Total Stock Market Index Trust	3,011,440	8,571,400	—
U.S. Equity Trust	1,992,785	55,063,075	—
Utilities Trust	11,521,852	6,120,044	—
Value Trust	1,190,450	46,315,384	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, derivative transactions, partnerships, contingent payment debt instruments, amortization and accretion on debt securities, expiration of capital loss carry forwards, other loss deferrals, corporate actions, wash sale loss deferrals and investments in passive foreign investment companies.

3.  DERIVATIVE INSTRUMENTS Certain portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, a portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to a portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by a portfolio for OTC transactions is held in a segregated account at the portfolio’s custodian and is noted in the accompanying Portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. A portfolio’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between a portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

For financial reporting purposes, the portfolios do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the portfolio and the applicable counterparty.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the

DERIVATIVE INSTRUMENTS, CONTINUED

underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.

Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the portfolio. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following tables summarize the contracts held at December 31, 2015, and the range of futures contracts notional amounts held by the portfolios during the year ended December 31, 2015. In addition, the tables detail how the portfolios used futures contracts during the year ended December 31, 2015.

500 Index Trust B

The portfolio used futures contracts to gain exposure to certain securities and as a substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $63.9 million to $126.2 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
500 Index Trust B	S&P 500 Index Futures	134	Long	Mar 2016	$68,252,988	$68,185,900	($67,088)
							($67,088)

All Cap Core Trust

The portfolio used futures contracts as a substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $2.3 million to $5.7 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
All Cap Core Trust	Russell 2000 Mini Index Futures	5	Long	Mar 2016	$556,242	$565,750	$9,508
	S&P 500 Index E-Mini Futures	42	Long	Mar 2016	4,222,420	4,274,340	51,920
							$61,428

Capital Appreciation Value Trust

The portfolio used futures contracts to gain exposure to certain securities markets, and as a substitute for securities purchased. The portfolio held futures contracts with total notional values up to approximately $5.9 million, as measured at each quarter end. There were no open futures contracts at December 31, 2015.

International Core Trust

The portfolio used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased. The portfolio held futures contracts with total notional values ranging up to approximately $12.0 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
International Core Trust	Euro Stoxx 50 Futures	141	Long	Mar 2016	$4,905,886	$5,007,640	$101,754
	FTSE 100 Index Futures	27	Long	Mar 2016	2,411,534	2,467,030	55,496
	Hang Seng Index Futures	4	Long	Jan 2016	570,944	562,615	(8,329)
	SPI 200 Futures	10	Long	Mar 2016	892,488	961,153	68,665
	Topix Index Futures	23	Long	Mar 2016	3,019,316	2,923,286	(96,030)
							$121,556

International Equity Index Trust B

The portfolio used futures contracts to gain exposure to certain securities and as a substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $13.7 million to $18.7 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
International Equity Index Trust B	Mini MSCI Emerging Markets Index Futures	91	Long	Mar 2016	$3,481,808	$3,583,125	$101,317
	Mini MSCI EAFE Index Futures	91	Long	Mar 2016	7,583,057	7,726,810	143,753
	MSCI Taiwan Index Futures	79	Long	Jan 2016	2,426,732	2,389,782	(36,950)
							$208,120

Mid Cap Index Trust

The portfolio used futures contracts to manage against anticipated changes in securities, gain exposure to certain securities, as a substitute for securities purchased and to maintain diversity and liquidity of the portfolio. The portfolio held futures contracts with total notional values ranging from approximately $9.4 million to $36.9 million, as measured at each quarter end.

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Mid Cap Index Trust	S&P Mid 400 Index E-Mini Futures	253	Long	Mar 2016	$35,553,056	$35,255,550	($297,506)
							($297,506)

Small Cap Index Trust

The portfolio used futures contracts to gain exposure to certain securities and as a substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $6.0 million to $20.9 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Small Cap Index Trust	Russell 2000 Mini Index Futures	53	Long	Mar 2016	$5,991,473	$5,996,950	$5,477
							$5,477

Strategic Equity Allocation Trust

The portfolio used futures contracts to gain exposure to certain securities and as a substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $257.7 million to $396.2 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Strategic Equity Allocation Trust	Mini MSCI EAFE Index Futures	1,724	Long	Mar 2016	$144,453,792	$146,384,840	$1,931,048
	Russell 2000 Mini Index Futures	177	Long	Mar 2016	20,188,471	20,027,550	(160,921)
	S&P 500 Index Futures	188	Long	Mar 2016	95,923,693	95,663,800	(259,893)
	S&P Mid 400 Index E-Mini Futures	156	Long	Mar 2016	21,947,306	21,738,600	(208,706)
							$1,301,528

Total Stock Market Index Trust

The portfolio used futures contracts to manage against anticipated changes in securities, gain exposure to certain securities and as a substitute for securities purchased and to maintain diversity and liquidity of the portfolio. The portfolio held futures contracts with total notional values ranging from approximately $15.1 million to $38.4 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Total Stock Market Index Trust	Russell 2000 Mini Index Futures	17	Long	Mar 2016	$1,934,188	$1,923,550	($10,638)
	S&P 500 Index Futures	24	Long	Mar 2016	12,207,593	12,212,400	4,807
	S&P Mid 400 Index E-Mini Futures	7	Long	Mar 2016	979,498	975,450	(4,048)
							($9,879)

U.S. Equity Trust

The portfolio used futures contracts to gain exposure to certain securities and as a substitute for securities purchased. The portfolio held futures contracts with total notional values ranging up to approximately $4.2 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
U.S. Equity Trust	S&P 500 Index E-Mini Futures	41	Long	Mar 2016	$4,124,797	$4,172,570	$47,773
							$47,773

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the portfolio thereby reducing the portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following tables summarize the contracts held at December 31, 2015, and the range of notional contract amounts held by the portfolios during the year ended December 31, 2015. In addition, the tables detail how the portfolios used forward foreign currency contracts during the year ended December 31, 2015.

DERIVATIVE INSTRUMENTS, CONTINUED

Alpha Opportunities Trust

The portfolio used forward foreign currency contracts to manage against anticipated currency exchange rates. The portfolio held forward foreign currency contracts with USD notional values ranging up to $16.0 million, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Alpha Opportunities Trust
	EUR	80,000	USD	87,785	JPMorgan Chase Bank N.A.	3/16/2016	—	($689)	($689)
	JPY	100,539,000	USD	830,115	Citibank N.A.	3/16/2016	$7,731	—	7,731
	JPY	47,500,000	USD	390,732	JPMorgan Chase Bank N.A.	3/16/2016	5,111	—	5,111
	JPY	128,200,000	USD	1,066,308	Standard Chartered Bank	3/16/2016	2,052	—	2,052
	USD	700,500	CHF	690,000	Credit Suisse International	3/16/2016	9,517	—	9,517
	USD	561,253	DKK	3,810,000	UBS AG	3/16/2016	5,247	—	5,247
	USD	2,566,002	EUR	2,335,000	Citibank N.A.	3/16/2016	23,889	—	23,889
	USD	1,161,718	GBP	765,000	Citibank N.A.	3/16/2016	33,821	—	33,821
	USD	240,078	GBP	160,000	JPMorgan Chase Bank N.A.	3/16/2016	4,178	—	4,178
	USD	8,416,241	JPY	1,028,006,000	UBS AG	3/16/2016	—	(150,691)	(150,691)
							$91,546	($151,380)	($59,834)

Capital Appreciation Value Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The portfolio held forward foreign currency contracts with USD notional values ranging up to approximately $1.0 million, as measured at each quarter end. The portfolio held no open forward foreign currency contracts as of December 31, 2015.

Mutual Shares Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, and to maintain diversity and liquidity of the portfolio. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $76.6 million to $100.9 million, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Mutual Shares Trust
	EUR	205,376	USD	225,121	Bank of America, N.A.	1/20/2016	—	($1,844)	($1,844)
	EUR	205,375	USD	225,164	Credit Suisse International	1/20/2016	—	(1,888)	(1,888)
	EUR	276,753	USD	303,738	Deutsche Bank AG London	1/20/2016	—	(2,864)	(2,864)
	EUR	543,380	USD	595,677	State Street Bank and Trust Company	1/20/2016	—	(4,937)	(4,937)
	EUR	202,260	USD	221,460	HSBC Bank PLC	1/20/2016	—	(1,571)	(1,571)
	GBP	1,001,322	USD	1,521,684	Bank of America, N.A.	2/19/2016	—	(45,396)	(45,396)
	GBP	151,058	USD	236,703	Barclays Bank PLC Wholesale	2/19/2016	—	(13,993)	(13,993)
	GBP	1,266,172	USD	1,970,127	Credit Suisse International	2/19/2016	—	(103,361)	(103,361)
	GBP	400,972	USD	609,406	Deutsche Bank AG London	2/19/2016	—	(18,237)	(18,237)
	GBP	880,691	USD	1,363,029	State Street Bank and Trust Company	2/19/2016	—	(64,594)	(64,594)
	GBP	385,395	USD	607,197	HSBC Bank PLC	2/19/2016	—	(38,994)	(38,994)
	KRW	242,110,106	USD	204,347	Bank of America, N.A.	2/12/2016	$1,931	—	1,931
	KRW	67,629,122	USD	57,148	Credit Suisse International	2/12/2016	472	—	472
	KRW	479,721,174	USD	407,286	HSBC Bank PLC	2/12/2016	1,438	—	1,438
	USD	297,409	EUR	267,466	Bank of America, N.A.	1/20/2016	6,630	—	6,630
	USD	41,445	EUR	37,642	Barclays Bank PLC Wholesale	1/20/2016	521	—	521
	USD	7,842,102	EUR	7,153,249	Credit Suisse International	1/20/2016	65,379	—	65,379
	USD	484,121	EUR	436,895	Deutsche Bank AG London	1/20/2016	9,146	—	9,146
	USD	293,026	EUR	260,136	State Street Bank and Trust Company	1/20/2016	10,218	—	10,218
	USD	7,931,216	EUR	7,234,304	HSBC Bank PLC	1/20/2016	66,371	—	66,371
	USD	24,093	EUR	22,617	Credit Suisse International	5/4/2016	—	(568)	(568)
	USD	2,123,924	EUR	1,975,008	State Street Bank and Trust Company	5/4/2016	—	(29,514)	(29,514)
	USD	1,076,526	EUR	1,001,873	Bank of America, N.A.	5/18/2016	—	(16,356)	(16,356)
	USD	1,026,829	EUR	954,813	Credit Suisse International	5/18/2016	—	(14,717)	(14,717)
	USD	132,420	EUR	123,385	Deutsche Bank AG London	5/18/2016	—	(2,175)	(2,175)
	USD	76,458	EUR	71,392	State Street Bank and Trust Company	5/18/2016	—	(1,420)	(1,420)
	USD	173,484	EUR	159,838	HSBC Bank PLC	5/18/2016	—	(875)	(875)
	USD	1,222,617	GBP	807,156	Bank of America, N.A.	2/19/2016	32,593	—	32,593
	USD	20,227,770	GBP	13,001,542	Credit Suisse International	2/19/2016	1,059,089	—	1,059,089
	USD	17,877,094	GBP	11,486,777	Deutsche Bank AG London	2/19/2016	941,690	—	941,690
	USD	177,533	GBP	117,686	State Street Bank and Trust Company	2/19/2016	4,024	—	4,024
	USD	769,513	GBP	511,230	HSBC Bank PLC	2/19/2016	15,789	—	15,789
	USD	701,090	KRW	816,192,381	Bank of America, N.A.	2/12/2016	5,692	—	5,692
	USD	535,399	KRW	620,063,339	Credit Suisse International	2/12/2016	7,103	—	7,103
	USD	2,564,255	KRW	2,983,910,694	HSBC Bank PLC	2/12/2016	21,961	—	21,961
	USD	683,348	KRW	785,841,913	Bank of America, N.A.	5/12/2016	14,683	—	14,683

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Mutual Shares Trust, continued
	USD	513,429	KRW	592,137,828	Credit Suisse International	5/12/2016	$9,584	—	$9,584
	USD	1,218,323	KRW	1,392,114,247	HSBC Bank PLC	5/12/2016	33,785	—	33,785
							$2,308,099	($363,304)	$1,944,795

Utilities Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $52.1 million to $69.8 million, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Utilities Trust
	CAD	60,251	USD	45,741	BNP Paribas SA	1/15/2016	—	($2,197)	($2,197)
	CAD	22,921	USD	16,684	Credit Suisse International	1/15/2016	—	(119)	(119)
	CAD	97,422	USD	72,939	Deutsche Bank AG London	1/15/2016	—	(2,531)	(2,531)
	CAD	22,887	USD	17,140	Goldman Sachs International	1/15/2016	—	(600)	(600)
	CAD	16,355	USD	12,248	JPMorgan Chase Bank N.A.	1/15/2016	—	(428)	(428)
	CAD	587,818	USD	441,702	Morgan Stanley Capital Services, Inc.	1/15/2016	—	(16,879)	(16,879)
	CAD	89,381	USD	64,070	UBS AG	1/15/2016	$527	—	527
	EUR	146,895	USD	162,018	Credit Suisse International	1/15/2016	—	(2,340)	(2,340)
	EUR	1,429,369	USD	1,540,681	Deutsche Bank AG London	1/15/2016	13,085	—	13,085
	EUR	564,553	USD	614,838	JPMorgan Chase Bank N.A.	1/15/2016	—	(1,151)	(1,151)
	EUR	604,439	USD	664,389	Morgan Stanley Capital Services, Inc.	1/15/2016	—	(7,346)	(7,346)
	EUR	183,525	USD	201,451	State Street Bank and Trust Company	1/15/2016	—	(1,955)	(1,955)
	EUR	246,497	USD	266,218	UBS AG	1/15/2016	1,729	—	1,729
	EUR	966,112	USD	1,054,260	HSBC Bank USA	1/15/2016	—	(4,069)	(4,069)
	GBP	129,043	USD	198,973	JPMorgan Chase Bank N.A.	1/15/2016	—	(8,733)	(8,733)
	GBP	54,785	USD	84,575	HSBC Bank USA	1/15/2016	—	(3,809)	(3,809)
	USD	350,317	CAD	456,000	Barclays Bank PLC Wholesale	1/15/2016	20,760	—	20,760
	USD	349,776	CAD	455,000	BNP Paribas SA	1/15/2016	20,942	—	20,942
	USD	279,827	CAD	364,000	Citibank N.A.	1/15/2016	16,760	—	16,760
	USD	4,202,245	CAD	5,468,000	Deutsche Bank AG London	1/15/2016	250,456	—	250,456
	USD	1,328,269	CAD	1,728,000	JPMorgan Chase Bank N.A.	1/15/2016	79,423	—	79,423
	USD	699,546	CAD	911,000	Merrill Lynch International	1/15/2016	41,154	—	41,154
	USD	939,800	CAD	1,234,793	Morgan Stanley Capital Services, Inc.	1/15/2016	47,401	—	47,401
	USD	83,141	EUR	76,481	BNP Paribas SA	1/15/2016	4	—	4
	USD	2,558,118	EUR	2,285,054	Citibank N.A.	1/15/2016	74,198	—	74,198
	USD	596,329	EUR	532,363	Credit Suisse International	1/15/2016	17,634	—	17,634
	USD	1,053,066	EUR	940,155	Deutsche Bank AG London	1/15/2016	31,090	—	31,090
	USD	6,657,790	EUR	5,902,857	Goldman Sachs International	1/15/2016	241,215	—	241,215
	USD	16,882,796	EUR	15,082,244	JPMorgan Chase Bank N.A.	1/15/2016	487,968	—	487,968
	USD	735,320	EUR	656,358	Merrill Lynch International	1/15/2016	21,840	—	21,840
	USD	73,183	EUR	68,639	Morgan Stanley Capital Services, Inc.	1/15/2016	—	(1,430)	(1,430)
	USD	49,631	EUR	45,214	State Street Bank and Trust Company	1/15/2016	482	—	482
	USD	415,387	EUR	384,006	HSBC Bank USA	1/15/2016	—	(2,038)	(2,038)
	USD	4,597,626	EUR	4,160,182	Deutsche Bank AG London	3/17/2016	68,310	—	68,310
	USD	4,720,303	GBP	3,102,050	BNP Paribas SA	1/15/2016	147,127	—	147,127
	USD	25,126	GBP	16,940	Credit Suisse International	1/15/2016	153	—	153
	USD	82,540	GBP	55,714	JPMorgan Chase Bank N.A.	1/15/2016	405	—	405
							$1,582,663	($55,625)	$1,527,038

Currency Abbreviation

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
KRW	Korean Won
USD	U.S. Dollar

Options.  There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase a portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease a portfolio’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

DERIVATIVE INSTRUMENTS, CONTINUED

When a portfolio purchases an option, the premium paid by the portfolio is included in the Portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the portfolio realizes a loss equal to the cost of the option. If a portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a portfolio enters into a closing sale transaction, the portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the portfolio.

The following tables summarize the portfolios’ written options activities during the year ended December 31, 2015. In addition, the tables detail how the portfolios used written option contracts during the year ended December 31, 2015.

	Number of Contracts	Premiums Received
Alpha Opportunities Trust
Outstanding, beginning of period	17	$5,838
Options written	—	—
Options closed	—	—
Options exercised	—	—
Options expired	(17)	(5,838)
Outstanding, end of period	—	—

	Number of Contracts	Premiums Received
Capital Appreciation Value Trust
Outstanding, beginning of period	4,978	$1,158,922
Options written	3,696	1,087,907
Options closed	(2,170)	(563,171)
Options exercised	(2,399)	(483,497)
Options expired	(606)	(192,115)
Outstanding, end of period	3,499	$1,008,046

	Number of Contracts	Premiums Received
Health Sciences Trust
Outstanding, beginning of period	119	$86,611
Options written	567	309,330
Option closed	(115)	(96,994)
Options exercised	(70)	(38,881)
Options expired	(271)	(162,645)
Outstanding, end of period	230	$97,421

Alpha Opportunities Trust

The fund used written options to manage against anticipated changes in securities markets. At December 31, 2015, the portfolio held no written options.

Capital Appreciation Value Trust

The portfolio used written options to manage against changes in securities and to gain exposure to certain securities.

Portfolio		Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Capital Appreciation Value Trust	CALLS (OTC)
	Citigroup Global Markets	Altria Group, Inc.	$55.00	Jan 2016	74	$10,329	($25,530)
	Citigroup Global Markets	American Tower Corp.	115.00	Jan 2016	35	9,249	(88)
	Citigroup Global Markets	American Tower Corp.	105.00	Jan 2016	18	6,449	(90)
	Citigroup Global Markets	American Tower Corp.	110.00	Jan 2016	30	7,140	(75)
	Merrill Lynch Pierce Fenner	Anthem, Inc.	155.00	Jan 2016	1	403	(7)
	Merrill Lynch Pierce Fenner	Anthem, Inc.	160.00	Jan 2016	1	252	(5)
	Citigroup Global Markets	Apple, Inc.	130.00	Jan 2017	20	14,540	(6,600)
	Citigroup Global Markets	Apple, Inc.	130.00	Jan 2017	56	35,752	(18,480)
	Citigroup Global Markets	Apple, Inc.	135.00	Jan 2017	20	11,940	(4,980)
	Citigroup Global Markets	Apple, Inc.	135.00	Jan 2017	56	29,042	(13,944)
	Citigroup Global Markets	Apple, Inc.	140.00	Jan 2017	20	9,740	(3,720)
	Citigroup Global Markets	Apple, Inc.	140.00	Jan 2017	56	22,972	(10,416)
	Deutsche Bank AG London	Bank of America, N.A.	160.00	Jan 2017	20	15,106	(11,750)
	Deutsche Bank AG London	Bank of America, N.A.	170.00	Jan 2017	20	9,244	(6,850)
	Citigroup Global Markets	Comcast, Corp.	62.50	Jan 2017	298	100,632	(81,354)
	Citigroup Global Markets	Comcast, Corp.	65.00	Jan 2017	298	76,025	(59,153)
	Morgan Stanley Company, Inc.	CVS Health Corp.	110.00	Jan 2016	91	21,995	(228)
	Morgan Stanley Company, Inc.	CVS Health Corp.	115.00	Jan 2016	27	7,437	(68)
	Morgan Stanley Company, Inc.	CVS Health Corp.	120.00	Jan 2016	27	3,676	(14)

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio		Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Capital Appreciation Value Trust (continued)	CALLS (OTC)
	Morgan Stanley Company, Inc.	CVS Health Corp.	$90.00	Jan 2016	66	$16,687	($53,625)
	Morgan Stanley Company, Inc.	CVS Health Corp.	95.00	Jan 2016	66	10,097	(23,100)
	J.P. Morgan Clearing	Danaher Corp.	110.00	Jan 2017	32	9,984	(7,040)
	J.P. Morgan Clearing	Danaher Corp.	105.00	Jan 2017	32	15,104	(10,880)
	J.P. Morgan Clearing	Danaher Corp.	115.00	Jan 2017	32	6,080	(4,320)
	Citigroup Global Markets	Duke Energy Corp.	70.00	Jan 2017	21	6,237	(10,080)
	Morgan Stanley Company, Inc.	Lowes Companies, Inc.	60.00	Jan 2016	166	32,672	(269,750)
	Morgan Stanley Company, Inc.	Lowes Companies, Inc.	75.00	Jan 2016	58	7,136	(10,179)
	Deutsche Bank AG London	Microsoft Corp.	62.50	Jan 2017	171	36,252	(39,843)
	Deutsche Bank AG London	Microsoft Corp.	65.00	Jan 2017	171	26,505	(30,267)
	Citigroup Global Markets	Mondelez International, Inc.	45.00	Jan 2016	95	8,103	(7,220)
	Morgan Stanley Company, Inc.	PepsiCo. Inc.	105.00	Jan 2016	57	11,678	(257)
	Morgan Stanley Company, Inc.	PepsiCo. Inc.	110.00	Jan 2016	94	15,708	(141)
	Deutsche Bank AG London	The Bank of New York Mellon Corp.	47.00	Jan 2017	210	50,820	(36,015)
	Deutsche Bank AG London	The Bank of New York Mellon Corp.	45.00	Jan 2017	210	68,880	(48,510)
	Citigroup Global Markets	The Boeing Company	140.00	Jan 2016	7	3,232	(3,868)
	Citigroup Global Markets	The Boeing Company	165.00	Jan 2017	30	17,671	(13,500)
	Citigroup Global Markets	The Boeing Company	160.00	Jan 2017	9	6,590	(5,288)
	Citigroup Global Markets	The Boeing Company	170.00	Jan 2017	10	4,465	(3,425)
	Citigroup Global Markets	Thermo Fisher Scientific, Inc.	165.00	Jan 2017	22	7,139	(10,670)
	Citigroup Global Markets	Thermo Fisher Scientific, Inc.	160.00	Jan 2017	22	9,482	(13,420)
	Citigroup Global Markets	Thermo Fisher Scientific, Inc.	170.00	Jan 2017	23	5,359	(9,315)
	Citigroup Global Markets	Thermo Fisher Scientific, Inc.	150.00	Jan 2016	70	23,793	(1,225)
	Citigroup Global Markets	Unitedhealth Group, Inc.	100.00	Jan 2016	52	24,079	(94,250)
	Citigroup Global Markets	Unitedhealth Group, Inc.	105.00	Jan 2016	52	16,466	(69,290)
	Citigroup Global Markets	Unitedhealth Group, Inc.	140.00	Jan 2017	16	5,992	(6,480)
	Citigroup Global Markets	Unitedhealth Group, Inc.	145.00	Jan 2017	16	4,680	(4,848)
	Citigroup Global Markets	Visa, Inc.	75.00	Jan 2016	136	26,235	(42,500)

	CALLS (EXCHANGE TRADED)
		Apple, Inc.	135.00	Jan 2017	38	22,914	(9,462)
		Apple, Inc.	130.00	Jan 2017	38	28,195	(12,540)
		Apple, Inc.	140.00	Jan 2017	38	18,582	(7,068)
		PepsiCo. Inc.	100.00	Jan 2016	99	24,860	(11,088)
		Visa, Inc.	75.00	Jan 2016	84	15,499	(26,250)
		Visa, Inc.	70.00	Jan 2016	88	28,947	(70,397)
					3,499	$1,008,046	($1,209,463)

Health Sciences Trust

The portfolio used written options to manage against changes in securities market and to gain exposure to certain securities.

Portfolio		Name of Issuer	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
Health Sciences Trust	CALLS
		Agilent Technologies, Inc.	$45.00	May 2016	112	$16,469	($18,984)
		Alexion Pharmaceuticals, Inc.	210.00	May 2016	10	10,003	(9,350)
		Alexion Pharmaceuticals, Inc.	200.00	May 2016	15	17,701	(20,550)
		BioMarin Pharmaceutical, Inc.	180.00	Jan 2016	3	2,100	(38)
		Gilead Sciences, Inc.	125.00	Jan 2016	90	51,148	(45)
					230	$97,421	($48,967)

Fair value of derivative instruments by risk category

The tables below summarize the fair value of derivatives held by the portfolios at December 31, 2015 by risk category:

Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivative Fair Value	Liability Derivatives Fair Value
500 Index Trust B	Equity	Receivable/payable for futures	Futures†	—	($67,088)
				—	($67,088)
All Cap Core Trust	Equity	Receivable/payable for futures	Futures†	$61,428	—
				$61,428	—
Alpha Opportunities Trust	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	$91,546	($151,380)
				$91,546	($151,380)

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivative Fair Value	Liability Derivatives Fair Value
Capital Appreciation Value Trust	Equity	Written options, at value	Written Options	—	($1,209,463)
				—	($1,209,463)
Health Sciences Trust	Equity	Written options, at value	Written Options	—	($48,967)
				—	($48,967)
International Core Trust	Equity	Receivable/payable for futures	Futures†	$225,915	($104,359)
				$225,915	($104,359)
International Equity Index Trust B	Equity	Receivable/payable for futures	Futures†	$245,070	($36,950)
				$245,070	($36,950)
Mid Cap Index Trust	Equity	Receivable/payable for futures	Futures†	—	($297,506)
				—	($297,506)
Mutual Shares Trust	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	$2,308,099	($363,304)
				$2,308,099	($363,304)
Small Cap Index Trust	Equity	Receivable/payable for futures	Futures†	$5,477	—
				$5,477	—
Strategic Equity Allocation Trust	Equity	Receivable/payable for futures	Futures†	$1,931,048	($629,520)
				$1,931,048	($629,520)
Total Stock Market Index Trust	Equity	Receivable/payable for futures	Futures†	$4,807	($14,686)
				$4,807	($14,686)
U.S. Equity Trust	Equity	Receivable/payable for futures	Futures†	$47,773	—
				$47,773	—
Utilities Trust	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	$1,582,663	($55,625)
				$1,582,663	($55,625)

†	Reflects cumulative appreciation/depreciation on futures as disclosed on Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

Effect of derivative instruments on the Statements of operations

The tables below summarize the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2015:

	Statement of Operations Location — Net Realized Gain (Loss) on:
Portfolio		Written Options	Futures Contracts	Investments in Unaffiliated Issuers and Foreign Currency Transactions*	Total
500 Index Trust B	Equity	—	$6,539,655	—	$6,539,655
		—	$6,539,655	—	$6,539,655
All Cap Core Trust	Equity	—	$266,976	—	$266,976
		—	$266,976	—	$266,976
Alpha Opportunities Trust	Equity	$5,838	—	$29,553	$35,391
		$5,838	—	$29,553	$35,391
Capital Appreciation Value Trust	Equity	($82,479)	$1,099,289	$107,397	$1,124,207
		($82,479)	$1,099,289	$107,397	$1,124,207
Health Sciences Trust	Equity	($101,250)	—	—	($101,250)
		($101,250)	—	—	($101,250)
International Core Trust	Equity	—	($350,182)	—	($350,182)
		—	($350,182)	—	($350,182)
International Equity Index Trust B	Equity	—	($1,694,879)	—	($1,694,879)
		—	($1,694,879)	—	($1,694,879)
Mid Cap Index Trust	Equity	—	$1,255,125	—	$1,255,125
		—	$1,255,125	—	$1,255,125
Mutual Shares Trust	Foreign currency	—	—	$6,653,187	$6,653,187
		—	—	$6,653,187	$6,653,187
Small Cap Index Trust	Equity	—	($1,211,407)	—	($1,211,407)
		—	($1,211,407)	—	($1,211,407)
Strategic Equity Allocation Trust	Equity	—	$2,053,898	—	$2,053,898
		—	$2,053,898	—	$2,053,898
Total Stock Market Index Trust	Equity	—	$810,942	—	$810,942
		—	$810,942	—	$810,942

DERIVATIVE INSTRUMENTS, CONTINUED

	Statement of Operations Location — Net Realized Gain (Loss) on:
Portfolio		Written Options	Futures Contracts	Investments in Unaffiliated Issuers and Foreign Currency Transactions*	Total
U.S. Equity Trust	Equity	—	$192,070	—	$192,070
		—	$192,070	—	$192,070
Utilities Trust	Foreign currency	—	—	$5,809,338	$5,809,338
		—	—	$5,809,338	$5,809,338

*	Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statements of operations.

The tables below summarize the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2015:

	Statement of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Written Options	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies*	Total
500 Index Trust	Equity	—	($1,491,114)	—	($1,491,114)
		—	($1,491,114)	—	($1,491,114)
All Cap Core Trust	Equity	—	($67,215)	—	($67,215)
		—	($67,215)	—	($67,215)
Alpha Opportunities Trust	Equity	($4,478)	—	($59,834)	($64,312)
		($4,478)	—	($59,834)	($64,312)
Capital Appreciation Value Trust	Equity	$1,250,234	($170,968)	—	$1,079,266
	Foreign currency	—	—	($4,683)	(4,683)
		$1,250,234	($170,968)	($4,683)	$1,074,583
Health Sciences Trust	Equity	($22,167)	—	—	($22,167)
		($22,167)	—	—	($22,167)
International Core Trust	Equity	—	$121,556	—	$121,556
		—	$121,556	—	$121,556
International Equity Index Trust B	Equity	—	$119,419	—	$119,419
		—	$119,419	—	$119,419
Mid Cap Index Trust	Equity	—	($1,109,671)	—	($1,109,671)
		—	($1,109,671)	—	($1,109,671)
Mutual Shares Trust	Foreign currency	—	—	($2,481,103)	($2,481,103)
		—	—	($2,481,103)	($2,481,103)
Small Cap Index Trust	Equity	—	($417,798)	—	($417,798)
		—	($417,798)	—	($417,798)
Strategic Equity Allocation Trust	Equity	—	$1,561,407	—	$1,561,407
		—	$1,561,407	—	$1,561,407
Total Stock Market Index Trust	Equity	—	($476,050)	—	($476,050)
		—	($476,050)	—	($476,050)
U.S. Equity Trust	Equity	—	$47,773	—	$47,773
		—	$47,773	—	$47,773
Utilities Trust	Foreign currency	—	—	($559,458)	($559,458)
		—	—	($559,458)	($559,458)

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect wholly owned subsidiaries of MFC.

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the portfolios and the net assets of a similar portfolio of John Hancock Funds II (JHF II), unless otherwise noted below. JHF II funds are advised by the Advisor and are distributed by an affiliate of the Advisor, John Hancock Funds, LLC.

•	500 Index Trust B — a) 0.470% of the first $500 million of average net assets and b) 0.460% of the excess over $500 million of average net assets.

•	All Cap Core Trust — a) 0.800% of the first $500 million of aggregate net assets and b) 0.750% of the excess over $500 million of aggregate net assets.

•	Alpha Opportunities Trust — a) 0.975% of the first $1 billion of aggregate net assets; b) 0.950% of aggregate net assets between $1 billion and $2 billion; and c) 0.900% of the excess over $2 billion of aggregate net assets. Prior to July 1, 2015, the Advisor fees paid were as follows: a) 1.025% of the first $250 million of aggregate net

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

assets; b) 1.000% of aggregate net assets between $250 million and $500 million; c) 0.975% of aggregate net assets between $500 million and $1 billion; and d) 0.950% of the excess over $1 billion of aggregate net assets.

•	Blue Chip Growth Trust and Equity Income Trust — a) 0.825% of the first $1 billion of aggregate net assets and b) 0.775% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets.

•	Capital Appreciation Trust — a) 0.850% of the first $300 million of aggregate net assets; b) 0.800% of aggregate net assets between $300 million and $500 million; c) 0.700% of the aggregate net assets between $500 million and $1 billion; and d) 0.670% of the excess over $1 billion of aggregate net assets.

•	Capital Appreciation Value Trust — If net aggregate assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggregate net assets and b) 0.850% of the excess over $250 million of aggregate net assets. If aggregate net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets. If aggregate net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets and b) 0.800% of the excess over $500 million of aggregate net assets. If aggregate net assets equal or exceed $3 billion, then the advisory fee to be paid is 0.800% of aggregate net assets.

•	Core Strategy Trust and Franklin Templeton Founding Allocation Trust — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated fund assets) and b) a fee on net assets not invested in affiliated funds (Other assets). Affiliated funds are any fund of the Trust, John Hancock Funds II (JHF II) and John Hancock Funds III (JHF III) excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. The advisory fee paid on Affiliated fund assets is as follows: a) 0.050% on the first $500 million of aggregate net assets and b) 0.040% of the excess over $500 million in aggregate net assets. The advisory fee paid on Other assets is as follows: a) 0.500% on the first $500 million of aggregate net assets and b) 0.490% of the excess over $500 million in aggregate net assets.

•	Emerging Markets Value Trust — a) 1.000% of the first $100 million of aggregate net assets and b) 0.950% of the excess over $100 million of aggregate net assets.

•	Financial Industries Trust — a) 0.800% of the first $250 million of aggregate net assets; b) 0.775% of aggregate net assets between $250 million and $500 million; c) 0.750% of aggregate net assets between $500 million and $1 billion; and d) 0.725% of the excess over $1 billion of aggregate net assets.

•	Fundamental All Cap Core Trust— a) 0.675% of the first $2.5 billion of aggregate net assets and b) 0.650% of the excess over $2.5 billion of aggregate net assets.

•	Fundamental Large Cap Value Trust— a) 0.700% of the first $500 million of aggregate net assets; b) 0.650% of aggregate net assets between $500 million and $1 billion; and c) 0.600% of the excess over $1 billion of aggregate net assets.

•	Global Trust — Aggregate net assets are the aggregate net assets of Global Trust, International Value Trust, Income Trust, Mutual Shares Trust, JHF II Global Fund, JHF II International Value Fund, JHF II Income Fund, JHF II Mutual Shares Fund and JHF II International Small Cap Fund. The advisory fees paid are as follows: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets.

•	Health Sciences Trust — a) 1.050% of the first $500 million of aggregate net assets; b) 1.000% of aggregate net assets between $500 million and $750 million; and c) 0.950% of the excess over $750 million of aggregate net assets. When aggregate net assets exceed $750 million, the advisory fee is 0.950% on all net assets.

•	International Core Trust — Aggregate net assets are the aggregate net assets of International Core Trust, JHF III International Core Fund and UCITS JH Global Equity (Ex-US) Fund. The advisory fees paid are as follows: a) 0.920% of the first $100 million of aggregate net assets; b) 0.890% of aggregate net assets between $100 million and $1 billion; c) 0.860% of aggregate net assets between $1 billion and $2 billion; d) 0.830% of aggregate net assets between $2 billion and $3 billion; e) 0.800% of aggregate net assets between $3 billion and $4 billion; and f) 0.780% of aggregate net assets in excess over $4 billion. Prior to July 1, 2015, the advisory fees paid are as follows: a) 0.920% of the first $100 million of aggregate net assets; b) 0.895% of aggregate net assets between $100 million and $1 billion; c) 0.880% of aggregate net assets between $1 billion and $2 billion; d) 0.850% of aggregate net assets between $2 billion and $3 billion; e) 0.825% of aggregate net assets between $3 billion and $4 billion; and f) 0.800% of aggregate net assets in excess over $4 billion.

•	International Equity Index Trust B— a) 0.550% of the first $100 million of average net assets and b) 0.530% of the excess over $100 million of average net assets.

•	International Growth Stock Trust— a) 0.850% of the first $250 million of aggregate net assets; b) 0.800% of aggregate net assets between $250 million and $750 million; and c) 0.750% of the excess over $750 million of aggregate net assets.

•	International Small Company Trust— 0.950% of aggregate net assets.

•	International Value Trust — Aggregate net assets are the aggregate net assets of Global Trust, Income Trust, International Value Trust, Mutual Shares Trust, JHF II Global Fund, JHF II Income Fund, JHF II International Small Cap Fund, JHF II International Value Fund and JHF II Mutual Shares Fund. The advisory fees paid are as follows: a) 0.950% of the first $150 million of aggregate net assets; b) 0.850% of aggregate net assets between $150 million and $300 million; and c) 0.800% of the excess over $300 million of aggregate net assets. However, when aggregate net assets exceed $300 million, then the advisory fee rate is 0.800% of aggregate net assets.

•	Lifestyle PS Series — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated fund assets) excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B, and b) a fee on net assets not invested in affiliated funds (Other assets). The advisory fee paid on Affiliated fund assets is as follows: a) 0.050% of the first $7.5 billion of aggregate net assets and b) 0.040% of the excess over $7.5 billion in aggregate net assets. The advisory fee paid on Other assets is as follows: a) 0.500% of the first $7.5 billion of aggregate net assets and b) 0.490% of the excess over $7.5 billion in aggregate net assets.

•	Mid Cap Index Trust and Small Cap Index Trust— a) 0.490% of the first $250 million of average net assets; b) 0.480% of average net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of average net assets.

•	Mid Cap Stock Trust — a) 0.875% of the first $200 million of aggregate net assets; b) 0.850% of aggregate net assets between $200 million and $500 million; and c) 0.825% of the excess over $500 million of aggregate net assets.

•	Mid Value Trust — a) 1.050% of the first $20 million of aggregate net assets; b) 1.000% of the aggregate net assets between $20 million and $50 million; and c) 0.950% of the excess over $50 million of aggregate net assets. When aggregate net assets exceed $50 million, the advisory fee is 0.950% of all assets of the fund.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Prior to July 1, 2015, the Advisor fees paid were as follows: a) 1.050% of the first $50 million of aggregate net assets; and b) 0.950% of the excess over $50 million of aggregate net assets.

•	Mutual Shares Trust — a) 0.960% of the first $750 million of average net assets; and b) 0.920% of the excess over $750 million of average net assets. When average net assets exceed $750 million, the advisory fee is 0.920% on all net assets.

•	Real Estate Securities Trust— 0.700% of aggregate net assets.

•	Science & Technology Trust and Small Company Value Trust— a) 1.050% of the first $500 million of aggregate net assets and b) 1.000% of the excess over $500 million of aggregate net assets.

•	Small Cap Growth Trust — a) 1.100% of the first $100 million of aggregate net assets; and b) 1.050% of aggregate net assets between $100 million and $500 million; and c) 1.000% of the excess over $500 million of aggregate net assets.

•	Small Cap Opportunities Trust— a) 1.000% of the first $500 million of aggregate net assets; b) 0.950% of aggregate net assets between $500 million and $1 billion; c) 0.900% of aggregate net assets between $1 billion and $2 billion; and d) 0.850% of the excess over $2 billion of aggregate net assets.

•	Small Cap Value Trust — a) 1.100% of the first $100 million of aggregate net assets; b) 1.050% of aggregate net assets between $100 million and $600 million; and c) 1.000% of the excess over $600 million of aggregate net assets.

•	Small Company Growth Trust— a) 1.050% of the first $250 million of aggregate net assets and b) 1.000% of the excess over $250 million of aggregate net assets. However, when the aggregate net assets of the portfolio, JHF II Small Company Growth Fund, Small Cap Opportunities Trust, JHF II Small Cap Opportunities Fund, International Growth Stock Trust, JHF II International Growth Stock Fund, Value Trust and JHF II Value Fund, exceed $1 billion, then the advisory rate for Small Company Growth Trust will be 1.000% of aggregate net assets.

•	Strategic Equity Allocation Trust— a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of aggregate net assets between $2.5 billion and $7.5 billion; c) 0.625% of aggregate net assets between $7.5 billion and $10 billion and d) 0.600% of the excess over $10 billion of aggregate net assets.

•	Total Stock Market Index Trust— a) 0.490% of the first $250 million of aggregate net assets; b) 0.480% of aggregate net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of aggregate net assets.

•	U.S. Equity Trust — a) 0.780% of the first $500 million of aggregate net assets; b) 0.760% of aggregate net assets between $500 million and $1 billion; c) 0.740% of aggregate net assets between $1 billion to $2 billion; and d) 0.720% of the excess over $2 billion of aggregate net assets. Prior to July 1, 2015, the Advisor fees paid were as follows: a) 0.780% of the first $500 million of aggregate net assets; b) 0.760% of aggregate net assets between $500 million and $1 billion; and c) 0.740% of the excess over $1 billion of aggregate net assets.

•	Utilities Trust — a) 0.825% of the first $600 million of aggregate net assets; b) 0.800% of aggregate net assets between $600 million and $900 million; c) 0.775% of aggregate net assets between $900 million and $1.5 billion; and d) 0.700% of the excess over $1.5 billion of aggregate net assets.

•	Value Trust — a) 0.750% of the first $200 million of aggregate net assets; b) 0.725% of aggregate net assets between $200 million and $500 million; and c) 0.650% of the excess over $500 million of aggregate net assets.

The organizations described below act as the subadvisors to the Trust and its portfolios pursuant to Subadvisory Agreements with the Advisor. Portfolio management is allocated among the following managers:

Portfolios	Subadvisor(s)
Science & Technology Trust	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Real Estate Securities Trust	Deutsche Investment Management Americas, Inc.
Emerging Markets Value Trust	Dimensional Fund Advisors LP
International Small Company Trust
Small Cap Opportunities Trust	Dimensional Fund Advisors LP; Invesco Advisers, Inc.
Mutual Shares Trust	Franklin Mutual Advisers, LLC
International Core Trust	Grantham, Mayo, Van Otterloo & Co. LLC
U.S. Equity Trust
International Growth Stock Trust	Invesco Advisers, Inc.
Small Company Growth Trust
Value Trust
Capital Appreciation Trust	Jennison Associates LLC
Core Strategy Trust Lifestyle Aggressive PS Series Lifestyle Balanced PS Series Lifestyle Conservative PS Series Lifestyle Growth PS Series Lifestyle Moderate PS Series	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited[1,2,3]
Financial Industries Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC [1,3]
Franklin Templeton Founding Allocation Trust
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Strategic Equity Allocation Trust

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolios	Subadvisor(s)
500 Index Trust B Mid Cap Index Trust Small Cap Index Trust Total Stock Market Index Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited[1,2]
Utilities Trust	Massachusetts Financial Services Company
All Cap Core Trust	QS Investors, LLC
International Equity Index Trust B	SSGA Funds Management, Inc.
Blue Chip Growth Trust Capital Appreciation Value Trust Equity Income Trust Health Sciences Trust Mid Value Trust Small Company Value Trust	T. Rowe Price Associates, Inc.
Global Trust	Templeton Global Advisors Limited
International Value Trust	Templeton Investment Counsel, LLC
Alpha Opportunities Trust Mid Cap Stock Trust Small Cap Growth Trust Small Cap Value Trust	Wellington Management Company LLP

1  An affiliate of the Advisor.

2  Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

3  Manulife Asset Management (US), LLC is doing business as John Hancock Asset Management.

The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements.  The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1 fees, underlying fund expenses and in the case of a feeder fund, the expenses of the master fund, and short dividends. This expense reduction will continue in effect until terminated by the Advisor.

Portfolio	Expense Limitation as a Percentage of Average Net Assets
All Cap Core Trust	0.20%
Alpha Opportunities Trust	0.20%
American Asset Allocation Trust	0.10%
American Global Growth Trust	0.10%
American Growth Trust	0.10%
American Growth-Income Trust	0.10%
American International Trust	0.10%
American New World Trust	0.10%
Blue Chip Growth Trust	0.20%
Capital Appreciation Trust	0.20%
Capital Appreciation Value Trust	0.20%
Core Strategy Trust	0.10%
Emerging Markets Value Trust	0.25%
Equity Income Trust	0.20%
Financial Industries Trust	0.20%
Franklin Templeton Founding Allocation Trust	0.10%
Fundamental All Cap Core Trust	0.20%
Fundamental Large Cap Value Trust	0.20%
Global Trust	0.25%
Health Sciences Trust	0.20%
International Core Trust	0.25%
International Growth Stock Trust	0.25%
International Small Company Trust	0.25%
International Value Trust	0.25%
Mid Cap Index Trust	0.08%
Mid Cap Stock Trust	0.20%
Mid Value Trust	0.20%
Mutual Shares Trust	0.20%
Real Estate Securities Trust	0.20%
Science & Technology Trust	0.20%
Small Cap Growth Trust	0.20%
Small Cap Index Trust	0.08%

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Expense Limitation as a Percentage of Average Net Assets
Small Cap Opportunities Trust	0.20%
Small Cap Value Trust	0.20%
Small Company Growth Trust	0.20%
Small Company Value Trust	0.20%
Strategic Equity Allocation Trust	0.20%
Total Stock Market Index Trust	0.08%
U.S. Equity Trust	0.20%
Utilities Trust	0.20%
Value Trust	0.20%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain portfolios of the John Hancock complex, (the participating portfolios including certain of the portfolios presented in this report). The waiver is based upon the aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. During the year ended December 31, 2015, the waiver amounted to 0.01% of the portfolios’ average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the portfolios and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive its advisory fee for 500 Index Trust B and International Equity Index Trust B in an amount so that annual operating expenses do not exceed 0.25% and 0.34%, respectively. The waiver excludes taxes, short dividends, brokerage commissions, interest expense, acquired fund fees, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business. The Advisor’s obligation to provide the expense cap will remain in effect until April 30, 2016, unless renewed by mutual agreement of the portfolios and the Advisor based upon determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to reimburse expenses for the Lifestyle PS Series so that certain other expenses do not exceed 0.04% of average annual net assets of the Lifestyle PS Series. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnifications expenses, and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2016, and may terminate at any time thereafter.

The Advisor has contractually agreed to waive its advisory fee for Mid Cap Index Trust and Small Cap Index Trust by 0.10% and 0.05%, respectively, of the portfolios’ average net assets, respectively. The expense limitation agreements expire on April 30, 2016, unless renewed by mutual agreement of the portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive its management fee for Global Trust, International Value Trust and Small Cap Opportunities Trust so that the amount retained by the Advisor after the payment of subadvisory fees does not exceed 0.45% of the portfolios’ average daily net assets. The expense reimbursements will remain in effect until April 30, 2016, unless renewed by mutual agreement of the portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time and may be terminated at any time thereafter.

The Advisor has voluntarily agreed to reduce its advisory fee for portfolios that are subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, and Small Company Value Trust. This waiver may be terminated at any time by the Advisor.

The Advisor has voluntarily agreed to waive its management fee by 0.03% of the portfolio’s average daily net assets for the Alpha Opportunities Trust. This waiver may be terminated at any time by the Advisor.

The Advisor has contractually agreed to waive its gross advisory fee for Financial Industries Trust so that is does not exceed 0.78% of average annual net portfolio’s average net assets. This expense limitation agreement expires on April 30, 2016, unless renewed by mutual agreement of the portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor voluntarily agrees to waive its management fee for the Strategic Equity Allocation Trust so that the amount retained by the Advisor after payment of the subadvisory fee does not exceed 0.45% of the fund’s average annual net assets. This voluntary management fee waiver may be terminated at any time by the Advisor upon notice to the Trust.

The Advisor has voluntarily agreed to reduce its advisory fee that would be payable by Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series (after giving effect to asset-based breakpoints) by 0.005% of the funds’ average daily net assets. This waiver may be terminated at any time by the Advisor upon notice to the Trust.

The Advisor voluntarily agrees to waive its advisory fee for each Lifestyle PS series so that the aggregate advisory fee retained by the Advisor with respect to both the Lifestyle PS Series and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Lifestyle PS series’ first $7.5 billion of average annual net assets and 0.49% of the Lifestyle PS Series’ average annual net assets in excess of $7.5 billion. The Adviser may terminate this voluntary waiver at any time.

The Advisor has voluntarily agreed to reduce its advisory fee for portfolios that are subadvised by Deutsche Investment Management Americas, Inc. by 4% of the advisory fee on aggregate assets over $1.6 billion pursuant to the advisory agreement with Deutsche Investment Management Americas, Inc. This waiver impacts Real Estate Securities Trust and may be terminated at any time by the Advisor.

For the year ended December 31, 2015, the waivers under these agreements amounted to:

Expense Reimbursement by Class

Portfolio	Series I	Series II	Series III	Series NAV	Total
500 Index Trust B	$4,843,143	$132,548	—	$3,671,242	$8,646,933
All Cap Core Trust	6,110	517	—	19,056	25,683
Alpha Opportunities Trust	282	—	—	273,867	274,149

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Series I	Series II	Series III	Series NAV	Total
American Asset Allocation Trust	$17,271	$95,949	$11,275	—	$124,495
American Global Growth Trust	8,928	178,949	30,148	—	218,025
American Growth Trust	8,973	59,168	7,856	—	75,997
American Growth-Income Trust	19,728	52,919	18,374	—	91,021
American International Trust	7,199	33,899	3,639	—	44,737
American New World Trust	1,581	3,783	128	—	5,492
Blue Chip Growth Trust	120,335	52,187	—	$491,509	664,031
Capital Appreciation Trust	15,142	5,543	—	56,486	77,171
Capital Appreciation Value Trust	1,602	133,255	—	15,969	150,826
Emerging Markets Value Trust	212	4	—	59,529	59,745
Equity Income Trust	112,082	58,784	—	526,208	697,074
Financial Industries Trust	9,921	1,587	—	1,726	13,234
Fundamental All Cap Core Trust	12,716	4,331	—	111,991	129,038
Fundamental Large Cap Value Trust	45,722	18,924	—	65,171	129,817
Global Trust	28,903	9,502	—	76,016	114,421
Health Sciences Trust	85,744	61,767	—	64,691	212,202
International Core Trust	3,326	1,382	—	47,601	52,309
International Equity Index Trust B	772,472	52,412	—	891,765	1,716,649
International Growth Stock Trust	220	1,653	—	33,993	35,866
International Small Company Trust	2,819	1,641	—	3,930	8,390
International Value Trust	6,932	5,374	—	61,288	73,594
Lifestyle Aggressive PS Series	6,502	44,470	—	1,983	52,955
Lifestyle Balanced PS Series	1,467	46,956	—	1,849	50,272
Lifestyle Conservative PS Series	1,106	25,994	—	89	27,189
Lifestyle Growth PS Series	2,003	97,741	—	1,044	100,788
Lifestyle Moderate PS Series	427	16,067	—	256	16,750
Mid Cap Index Trust	754,335	74,609	—	121,295	950,239
Mid Cap Stock Trust	14,139	7,557	—	41,512	63,208
Mid Value Trust	172,821	36,676	—	240,118	449,615
Mutual Shares Trust	14,463	—	—	30,138	44,601
Real Estate Securities Trust	7,242	4,597	—	21,216	33,055
Science & Technology Trust	185,703	19,652	—	11,522	216,877
Small Cap Growth Trust	8,535	2,729	—	25,254	36,518
Small Cap Index Trust	174,832	27,183	—	56,320	258,335
Small Cap Opportunities Trust	102,469	42,103	—	103,523	248,095
Small Cap Value Trust	26,127	2,922	—	24,450	53,499
Small Company Growth Trust	—	—	—	9,521	9,521
Small Company Value Trust	40,849	33,632	—	128,923	203,404
Strategic Equity Allocation Trust	—	—	—	14,720,222	14,720,222
Total Stock Market Index Trust	35,803	2,986	—	7,430	46,219
U.S. Equity Trust	9,985	561	—	48,512	59,058
Utilities Trust	29,453	1,497	—	2,865	33,815
Value Trust	44,238	2,312	—	2,454	49,004

The investment management fees, including the impact of waivers and reimbursements as described above, incurred for the year ended December 31, 2015, were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
500 Index Trust B	0.22%
All Cap Core Trust	0.77%
Alpha Opportunities Trust	0.92%
American Asset Allocation Trust	0.00%*
American Global Growth Trust	0.00%*
American Growth Trust	0.00%*
American Growth-Income Trust	0.00%*
American International Trust	0.00%*
American New World Trust	0.00%*
Blue Chip Growth Trust	0.74%
Capital Appreciation Trust	0.69%
Capital Appreciation Value Trust	0.77%
Core Strategy Trust	0.04%
Emerging Markets Value Trust	0.94%
Equity Income Trust	0.74%
Financial Industries Trust	0.75%
Franklin Templeton Founding Allocation Trust	0.04%
Fundamental All Cap Core Trust	0.67%
Fundamental Large Cap Value Trust	0.62%
Global Trust	0.79%
Health Sciences Trust	0.92%
International Core Trust	0.87%
International Equity Index Trust B	0.26%
International Growth Stock Trust	0.78%
International Small Company Trust	0.94%
International Value Trust	0.79%
Lifestyle Aggressive PS Series	0.00%
Lifestyle Balanced PS Series	0.04%
Lifestyle Conservative PS Series	0.03%
Lifestyle Growth PS Series	0.04%
Lifestyle Moderate PS Series	0.04%
Mid Cap Index Trust	0.37%
Mid Cap Stock Trust	0.82%
Mid Value Trust	0.90%
Mutual Shares Trust	0.95%
Real Estate Securities Trust	0.69%
Science & Technology Trust	0.97%
Small Cap Growth Trust	1.04%
Small Cap Index Trust	0.43%
Small Cap Opportunities Trust	0.90%
Small Cap Value Trust	1.03%
Small Company Growth Trust	0.99%
Small Company Value Trust	0.98%
Strategic Equity Allocation Trust	0.49%
Total Stock Market Index Trust	0.47%
U.S. Equity Trust	0.75%
Utilities Trust	0.82%
Value Trust	0.68%

*	The JHVIT Feeder Funds do not incur investment advisory fees. For more information on these portfolios, see Note 1.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2015 amounted to an annual rate of 0.01% of the portfolios’ average daily net assets, with the exception of Utilities Trust, which amounted to an annual rate of 0.02% of average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares.

For all portfolios except American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees. For American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust and American New World Trust, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.60%
Series II	0.75%
Series III	0.25%

Effective July 1, 2015, the Distributor voluntarily agreed to waive 0.09%, 0.07% and 0.02% of its Rule 12b-1 fee for Series II of the American Growth Trust, American Growth-Income Trust and American International Trust, respectively.

For the year ended December 31, 2015, the waivers under these agreements amounted to:

Portfolio	Series II
American Growth Trust	$336,712
American Growth-Income Trust	232,670
American International Trust	41,720

The Distributor has voluntarily agreed to reduce its Rule 12b-1 fee for Series I, Series II and Series III of the American Global Growth Trust so that total operating expenses do not exceed 0.55%, 0.70% and 0.20% of average annual net assets. This waiver excludes interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business. This waiver may be terminated at any time by the Distributor.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other portfolios within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other portfolios advised by the Advisor, may be allowed to participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated portfolios. Any open loans at period end are presented under the caption Payable for interfund lending in the portfolios’ Statements of assets and liabilities. At period end, no interfund loans were outstanding. The portfolios’ activity in this program during the period for which loans were outstanding was as follows:

Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Capital Appreciation Trust	Borrower	$996,017	1	0.58%	($16)
International Equity Index Trust B*	Borrower	12,259,308	1	0.69%	(235)
Small Cap Index Trust	Borrower	13,461,976	1	0.46%	(172)
Utilities Trust	Borrower	1,718,896	1	0.57%	(27)
500 Index Trust B	Lender	95,432,377	4	0.47%	4,931
Mid Cap Index Trust	Lender	30,932,446	1	0.46%	395
Mutual Shares Trust	Lender	22,500,000	1	0.46%	288
Small Cap Index Trust	Lender	13,120,847	1	0.57%	208
Strategic Equity Allocation Trust	Lender	60,942,281	5	0.46%	3,918
Total Stock Market Index Trust	Lender	23,682,424	3	0.47%	918

*	Portfolio had a Trade or Maturity that crossed outside of current period

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in portfolios shares for the years ended December 31, 2015 and 2014 were as follows:

500 Index Trust B	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	9,072,782	$232,750,927	7,222,435	$177,842,601
Distributions reinvested	2,158,424	53,976,564	2,076,968	52,690,059
Repurchased	(4,301,297)	(110,154,087)	(3,845,629)	(93,736,423)
Net increase	6,929,909	$176,573,404	5,453,774	$136,796,237
Series II shares
Sold	173,465	$4,472,555	282,576	$7,041,397
Distributions reinvested	52,377	1,307,693	56,918	1,443,297
Repurchased	(338,529)	(8,770,483)	(398,136)	(9,579,019)
Net decrease	(112,687)	($2,990,235)	(58,642)	($1,094,325)
Series NAV shares
Sold	2,696,584	$68,857,887	2,203,501	$53,760,276
Distributions reinvested	1,634,105	40,862,276	1,782,457	45,214,636
Repurchased	(6,815,722)	(175,014,407)	(4,272,892)	(104,251,507)
Net decrease	(2,485,033)	($65,294,244)	(286,934)	($5,276,595)
Total net increase	4,332,189	$108,288,925	5,108,198	$130,425,317

All Cap Core Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	116,894	$3,329,135	47,457	$1,239,617
Distributions reinvested	26,157	739,178	28,195	762,795
Repurchased	(399,081)	(11,297,861)	(558,302)	(14,494,255)
Net decrease	(256,030)	($7,229,548)	(482,650)	($12,491,843)
Series II shares
Sold	62,801	$1,773,410	39,681	$1,041,773
Distributions reinvested	1,809	50,994	1,962	52,866
Repurchased	(65,267)	(1,850,793)	(155,037)	(3,961,330)
Net decrease	(657)	($26,389)	(113,394)	($2,866,691)
Series NAV shares
Sold	62,340	$1,770,864	640,674	$16,312,997
Distributions reinvested	84,382	2,385,921	98,711	2,672,112
Repurchased	(1,633,694)	(46,708,756)	(2,400,910)	(63,844,439)
Net decrease	(1,486,972)	($42,551,971)	(1,661,525)	($44,859,330)
Total net decrease	(1,743,659)	($49,807,908)	(2,257,569)	($60,217,864)

Alpha Opportunities Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	5,427	$66,027	13,442	$210,037
Distributions reinvested	13,411	141,756	13,641	183,781
Repurchased	(16,285)	(184,576)	(25,214)	(405,561)
Net increase	2,553	$23,207	1,869	($11,743)
Series NAV shares
Sold	51,974	$710,999	849,501	$11,022,103
Distributions reinvested	12,379,128	131,137,909	13,825,679	186,553,939
Repurchased	(9,161,323)	(121,140,394)	(13,783,863)	(213,729,260)
Net increase	3,269,779	$10,708,514	891,317	($16,153,218)
Total net increase	3,272,332	$10,731,721	893,186	($16,164,961)

American Asset Allocation Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	882,663	$13,837,210	1,132,119	$17,797,284
Distributions reinvested	1,688,518	23,484,602	214,872	3,414,337
Repurchased	(1,515,797)	(23,351,878)	(1,435,526)	(22,307,057)
Net increase (decrease)	1,055,384	$13,969,934	(88,535)	($1,095,436)
Series II shares
Sold	34,768	$523,914	22,146	$343,065
Distributions reinvested	9,061,107	125,784,980	1,129,048	17,940,641
Repurchased	(10,677,662)	(164,314,347)	(11,307,462)	(175,745,775)
Net decrease	(1,581,787)	($38,005,453)	(10,156,268)	($157,462,069)
Series III shares
Sold	15,317	$237,356	10,607	$162,841
Distributions reinvested	1,101,208	15,353,795	180,002	2,858,454
Repurchased	(1,264,730)	(19,670,264)	(1,674,698)	(26,221,216)
Net decrease	(148,205)	($4,079,113)	(1,484,089)	($23,199,921)
Total net decrease	(674,608)	($28,114,632)	(11,728,892)	($181,757,426)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American Global Growth Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	713,150	$11,236,519	176,655	$2,744,931
Distributions reinvested	66,356	1,005,718	3,792	60,857
Repurchased	(469,310)	(7,039,213)	(39,212)	(615,500)
Net increase	310,196	$5,203,024	141,235	$2,190,288
Series II shares
Sold	487,336	$7,811,464	245,411	$3,810,084
Distributions reinvested	1,166,407	17,602,730	84,687	1,356,687
Repurchased	(1,876,321)	(30,505,334)	(2,412,128)	(37,805,287)
Net decrease	(222,578)	($5,091,140)	(2,082,030)	($32,638,516)
Series III shares
Sold	31,020	$455,252	86,178	$1,344,454
Distributions reinvested	200,784	3,043,562	25,676	411,080
Repurchased	(437,856)	(7,237,025)	(401,830)	(6,308,329)
Net decrease	(206,052)	($3,738,211)	(289,976)	($4,552,795)
Total net decrease	(118,434)	($3,626,327)	(2,230,771)	($35,001,023)

American Growth Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	538,767	$12,974,539	438,648	$10,233,369
Distributions reinvested	286,911	6,565,818	39,434	960,173
Repurchased	(1,434,032)	(34,388,212)	(491,696)	(11,460,553)
Net decrease	(608,354)	($14,847,855)	(13,614)	($267,011)
Series II shares
Sold	378,456	$8,742,295	190,467	$4,259,363
Distributions reinvested	1,764,482	40,139,746	225,440	5,471,050
Repurchased	(6,279,319)	(154,719,896)	(7,998,923)	(184,268,604)
Net decrease	(4,136,381)	($105,837,855)	(7,583,016)	($174,538,191)
Series III shares
Sold	21,375	$480,525	52,106	$1,170,195
Distributions reinvested	251,995	5,783,656	50,858	1,234,291
Repurchased	(801,991)	(19,889,743)	(873,809)	(20,296,067)
Net decrease	(528,621)	($13,625,562)	(770,845)	($17,891,581)
Total net decrease	(5,273,356)	($134,311,272)	(8,367,475)	($192,696,783)

American Growth-Income Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	149,194	$3,478,099	226,737	$5,352,098
Distributions reinvested	1,501,862	30,902,289	97,374	2,368,042
Repurchased	(1,430,586)	(33,758,744)	(1,471,785)	(33,806,201)
Net increase (decrease)	220,470	$621,644	(1,147,674)	($26,086,061)
Series II shares
Sold	783,335	$16,597,124	—	—
Distributions reinvested	3,965,420	81,319,369	226,032	$5,487,779
Repurchased	(5,513,330)	(128,210,346)	(7,628,962)	(175,175,423)
Net decrease	(764,575)	($30,293,853)	(7,402,930)	($169,687,644)
Series III shares
Sold	224,914	$4,713,183	25,759	$572,429
Distributions reinvested	1,418,100	29,237,762	127,228	3,089,035
Repurchased	(1,773,454)	(41,638,891)	(2,247,431)	(52,098,989)
Net decrease	(130,440)	($7,687,946)	(2,094,444)	($48,437,525)
Total net decrease	(674,545)	($37,360,155)	(10,645,048)	($244,211,230)

American International Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,654,096	$30,251,621	670,745	$12,761,780
Distributions reinvested	61,190	1,076,950	50,670	944,629
Repurchased	(857,387)	(15,974,451)	(726,288)	(13,888,402)
Net increase (decrease)	857,899	$15,354,120	(4,873)	($181,993)
Series II shares
Sold	1,305,098	$22,485,332	1,436,668	$26,972,764
Distributions reinvested	235,581	4,143,903	221,396	4,123,118
Repurchased	(4,154,181)	(78,701,728)	(5,261,531)	(100,823,171)
Net decrease	(2,613,502)	($52,072,493)	(3,603,467)	($69,727,289)
Series III shares
Sold	123,775	$2,125,481	166,492	$3,131,332
Distributions reinvested	38,709	678,975	36,983	687,217
Repurchased	(397,412)	(7,557,531)	(379,096)	(7,298,860)
Net decrease	(234,928)	($4,753,075)	(175,621)	($3,480,311)
Total net decrease	(1,990,531)	($41,471,448)	(3,783,961)	($73,389,593)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American New World Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,609,353	$19,260,226	335,349	$4,847,195
Distributions reinvested	252,444	2,737,868	37,967	552,970
Repurchased	(274,670)	(3,436,353)	(139,728)	(2,017,530)
Net increase	1,587,127	$18,561,741	233,588	$3,382,635
Series II shares
Sold	204,171	$2,529,178	576,089	$8,498,238
Distributions reinvested	541,636	5,862,000	125,517	1,838,601
Repurchased	(714,194)	(9,134,907)	(1,002,480)	(14,883,589)
Net increase (decrease)	31,613	($743,729)	(300,874)	($4,546,750)
Series III shares
Sold	2,260	$25,884	7,125	$100,945
Distributions reinvested	18,860	204,633	4,969	71,711
Repurchased	(22,825)	(296,007)	(18,312)	(269,578)
Net decrease	(1,705)	($65,490)	(6,218)	($96,922)
Total net increase (decrease)	1,617,035	$17,752,522	(73,504)	($1,261,037)

Blue Chip Growth Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	152,786	$5,772,439	124,911	$4,310,000
Distributions reinvested	1,861,210	56,524,937	355,567	12,537,282
Repurchased	(1,157,788)	(41,039,538)	(1,584,176)	(54,908,533)
Net increase (decrease)	856,208	$21,257,838	(1,103,698)	($38,061,251)
Series II shares
Sold	391,885	$13,662,075	258,120	$9,001,003
Distributions reinvested	826,404	24,726,008	153,292	5,349,879
Repurchased	(667,419)	(23,133,695)	(1,083,999)	(36,840,420)
Net increase (decrease)	550,870	$15,254,388	(672,587)	($22,489,538)
Series NAV shares
Sold	438,549	$14,570,288	491,533	$16,838,679
Distributions reinvested	7,499,890	227,696,659	1,512,635	53,290,139
Repurchased	(5,735,988)	(208,485,118)	(8,377,415)	(293,202,330)
Net increase (decrease)	2,202,451	$33,781,829	(6,373,247)	($223,073,512)
Total net increase (decrease)	3,609,529	$70,294,055	(8,149,532)	($283,624,301)

Capital Appreciation Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	234,357	$3,695,985	410,844	$6,406,947
Distributions reinvested	2,579,354	34,099,064	1,394,843	21,327,155
Repurchased	(1,903,516)	(29,249,713)	(2,128,370)	(33,547,256)
Net increase (decrease)	910,195	$8,545,336	(322,683)	($5,813,154)
Series II shares
Sold	486,849	$7,320,563	524,208	$8,086,709
Distributions reinvested	965,146	12,479,344	522,529	7,864,061
Repurchased	(1,119,865)	(17,239,440)	(1,236,096)	(19,255,960)
Net increase (decrease)	332,130	$2,560,467	(189,359)	($3,305,190)
Series NAV shares
Sold	539,795	$8,384,298	631,759	$9,547,779
Distributions reinvested	9,450,754	125,033,476	5,624,508	86,054,969
Repurchased	(10,410,295)	(164,623,592)	(10,766,987)	(171,916,603)
Net decrease	(419,746)	($31,205,818)	(4,510,720)	($76,313,855)
Total net increase (decrease)	822,579	($20,100,015)	(5,022,762)	($85,432,199)

Capital Appreciation Value Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	244,861	$2,980,999	397,768	$5,223,934
Distributions reinvested	56,065	627,093	42,075	524,947
Repurchased	(512,523)	(6,024,640)	(220,813)	(2,825,157)
Net increase (decrease)	(211,597)	($2,416,548)	219,030	$2,923,724
Series II shares
Sold	379,355	$4,759,661	396,839	$5,080,183
Distributions reinvested	4,182,351	46,605,664	3,307,471	41,127,354
Repurchased	(2,942,391)	(36,884,657)	(3,131,468)	(41,211,249)
Net increase	1,619,315	$14,480,668	572,842	$4,996,288
Series NAV shares
Sold	1,077,246	$13,620,462	602,627	$7,916,466
Distributions reinvested	546,226	6,107,286	299,264	3,731,532
Repurchased	(307,641)	(3,742,832)	(840,974)	(10,972,576)
Net increase	1,315,831	$15,984,916	60,917	$675,422
Total net increase	2,723,549	$28,049,036	852,789	$8,595,434

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Core Strategy Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	232,408	$3,494,170	348,560	$5,106,497
Distributions reinvested	498,609	7,059,975	245,524	3,715,799
Repurchased	(1,124,525)	(16,887,931)	(1,358,493)	(20,318,783)
Net decrease	(393,508)	($6,333,786)	(764,409)	($11,496,487)
Series II shares
Sold	2,907,381	$44,100,653	1,162,377	$17,428,740
Distributions reinvested	13,218,269	187,662,824	6,195,871	94,078,293
Repurchased	(21,466,426)	(321,596,574)	(25,314,361)	(378,186,275)
Net decrease	(5,340,776)	($89,833,097)	(17,956,113)	($266,679,242)
Series NAV shares
Sold	725,405	$10,970,416	1,881,849	$28,201,418
Distributions reinvested	637,756	9,041,577	288,443	4,367,958
Repurchased	(912,802)	(13,491,663)	(758,403)	(11,284,219)
Net increase	450,359	$6,520,330	1,411,889	$21,285,157
Total net decrease	(5,283,925)	($89,646,553)	(17,308,633)	($256,890,572)

Emerging Markets Value Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	63,935	$527,052	52,220	$511,792
Distributions reinvested	7,731	56,043	19,143	197,907
Repurchased	(82,613)	(671,687)	(182,639)	(1,830,222)
Net decrease	(10,947)	($88,592)	(111,276)	($1,120,523)
Series II shares[1]
Sold	10,548	$100,000	—	—
Distributions reinvested	230	1,662	—	—
Net increase	10,778	$101,662	—	—
Series NAV shares
Sold	2,250,165	$18,601,107	1,683,054	$16,690,233
Distributions reinvested	2,262,278	16,386,904	4,693,034	48,329,248
Repurchased	(3,269,255)	(30,453,181)	(22,589,476)	(234,439,571)
Net increase (decrease)	1,243,188	$4,534,830	(16,213,388)	($169,420,090)
Total net increase (decrease)	1,243,019	$4,547,900	(16,324,664)	($170,540,613)

1  The inception date for Series II shares is 5-27-15.

Equity Income Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	69,047	$1,247,984	123,201	$2,431,015
Distributions reinvested	2,019,286	31,272,647	1,785,132	34,292,422
Repurchased	(2,497,095)	(44,659,531)	(2,463,663)	(48,592,204)
Net decrease	(408,762)	($12,138,900)	(555,330)	($11,868,767)
Series II shares
Sold	250,166	$4,273,295	156,849	$3,015,780
Distributions reinvested	1,043,660	16,091,481	936,119	17,912,511
Repurchased	(1,486,820)	(26,668,340)	(1,861,914)	(36,729,698)
Net decrease	(192,994)	($6,303,564)	(768,946)	($15,801,407)
Series NAV shares
Sold	1,062,111	$18,890,871	2,064,167	$39,963,832
Distributions reinvested	9,712,237	149,956,963	8,385,830	160,587,602
Repurchased	(8,099,831)	(146,062,959)	(12,345,128)	(243,649,071)
Net increase (decrease)	2,674,517	$22,784,875	(1,895,131)	($43,097,637)
Total net increase (decrease)	2,072,761	$4,342,411	(3,219,407)	($70,767,811)

Financial Industries Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,353,083	$19,393,061	578,497	$9,279,479
Distributions reinvested	3,745,712	41,647,793	54,932	929,939
Repurchased	(1,498,860)	(20,790,523)	(1,286,782)	(20,784,747)
Net increase (decrease)	3,599,935	$40,250,331	(653,353)	($10,575,329)
Series II shares
Sold	189,014	$2,635,808	82,055	$1,324,557
Distributions reinvested	569,717	6,281,894	7,057	118,812
Repurchased	(361,254)	(5,499,553)	(454,742)	(7,258,034)
Net increase (decrease)	397,477	$3,418,149	(365,630)	($5,814,665)
Series NAV shares
Sold	238,517	$3,879,563	100,448	$1,600,686
Distributions reinvested	670,886	7,439,658	9,765	165,036
Repurchased	(237,308)	(3,469,861)	(317,575)	(5,119,300)
Net increase (decrease)	672,095	$7,849,360	(207,362)	($3,353,578)
Total net increase (decrease)	4,669,507	$51,517,840	(1,226,345)	($19,743,572)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Franklin Templeton Founding Allocation Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	6,667	$82,423	17,891	$241,695
Distributions reinvested	94,344	1,138,734	109,557	1,442,911
Repurchased	(326,905)	(4,245,424)	(638,133)	(8,665,136)
Net decrease	(225,894)	($3,024,267)	(510,685)	($6,980,530)
Series II shares
Sold	320,159	$4,017,539	69,886	$951,688
Distributions reinvested	2,168,802	26,220,952	2,658,344	35,064,750
Repurchased	(11,495,229)	(149,457,874)	(12,888,357)	(174,184,960)
Net decrease	(9,006,268)	($119,219,383)	(10,160,127)	($138,168,522)
Series NAV shares
Sold	668,161	$8,656,118	990,494	$13,307,151
Distributions reinvested	117,993	1,424,183	105,246	1,385,075
Repurchased	(82,881)	(1,074,468)	(144,558)	(1,953,481)
Net increase	703,273	$9,005,833	951,182	$12,738,745
Total net decrease	(8,528,889)	($113,237,817)	(9,719,630)	($132,410,307)

Fundamental All Cap Core Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,161,166	$27,151,281	507,409	$10,960,928
Distributions reinvested	361,065	7,784,551	27,312	614,028
Repurchased	(921,679)	(21,254,112)	(1,341,313)	(28,304,887)
Net increase (decrease)	600,552	$13,681,720	(806,592)	($16,729,931)
Series II shares
Sold	172,920	$4,041,167	47,151	$1,007,550
Distributions reinvested	117,918	2,536,408	5,687	127,287
Repurchased	(560,835)	(13,011,370)	(776,432)	(16,364,898)
Net decrease	(269,997)	($6,433,795)	(723,594)	($15,230,061)
Series NAV shares
Sold	216,106	$5,161,251	94,990	$2,079,215
Distributions reinvested	3,097,189	67,054,149	282,372	6,373,977
Repurchased	(4,651,164)	(108,192,009)	(5,588,159)	(118,984,445)
Net decrease	(1,337,869)	($35,976,609)	(5,210,797)	($110,531,253)
Total net decrease	(1,007,314)	($28,728,684)	(6,740,983)	($142,491,245)

Fundamental Large Cap Value Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	645,499	$11,331,705	1,594,681	$26,621,328
Issued in reorganization (Note 12)	—	—	19,028,843	333,235,593
Distributions reinvested	335,336	5,906,860	203,410	3,598,169
Repurchased	(3,666,568)	(64,588,293)	(2,519,265)	(42,241,027)
Net increase (decrease)	(2,685,733)	($47,349,728)	18,307,669	$321,214,063
Series II shares
Sold	271,194	$4,670,320	434,982	$7,363,703
Issued in reorganization (Note 12)	—	—	13,397,312	235,964,424
Distributions reinvested	107,195	1,900,761	56,566	1,008,439
Repurchased	(2,831,574)	(50,191,795)	(1,403,249)	(23,879,502)
Net increase (decrease)	(2,453,185)	($43,620,714)	12,485,611	$220,457,064
Series NAV shares
Sold	989,362	$17,301,361	9,290,013	$157,520,105
Issued in reorganization (Note 12)	—	—	1,248,859	21,881,868
Distributions reinvested	489,574	8,622,108	356,730	6,301,311
Repurchased	(7,528,471)	(134,982,375)	(8,204,611)	(140,108,533)
Net increase (decrease)	(6,049,535)	($109,058,906)	2,690,991	$45,594,751
Total net increase (decrease)	(11,188,453)	($200,029,348)	33,484,271	$587,265,878

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Global Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	157,042	$2,845,191	254,548	$5,147,049
Issued in reorganization (Note 12)	—	—	1,514,576	30,410,504
Distributions reinvested	169,136	3,126,911	177,392	3,583,673
Repurchased	(1,369,326)	(26,762,827)	(1,325,653)	(27,412,694)
Net increase (decrease)	(1,043,148)	($20,790,725)	620,863	$11,728,532
Series II shares
Sold	50,995	$971,823	82,890	$1,671,462
Issued in reorganization (Note 12)	—	—	1,879,157	37,550,993
Distributions reinvested	48,893	900,473	54,401	1,093,238
Repurchased	(703,118)	(13,693,704)	(489,380)	(10,015,321)
Net increase (decrease)	(603,230)	($11,821,408)	1,527,068	$30,300,372
Series NAV shares
Sold	353,632	$6,751,708	191,861	$3,975,551
Issued in reorganization (Note 12)	—	—	2,347,755	47,108,888
Distributions reinvested	456,779	8,435,967	485,910	9,809,993
Repurchased	(3,294,545)	(65,233,051)	(1,779,064)	(36,990,513)
Net increase (decrease)	(2,484,134)	($50,045,376)	1,246,462	$23,903,919
Total net increase (decrease)	(4,130,512)	($82,657,509)	3,394,393	$65,932,823

Health Sciences Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	802,073	$29,482,994	889,195	$28,041,558
Distributions reinvested	772,533	24,945,099	498,565	15,121,472
Repurchased	(1,019,968)	(34,113,973)	(1,012,758)	(31,508,616)
Net increase	554,638	$20,314,120	375,002	$11,654,414
Series II shares
Sold	432,003	$15,195,699	456,818	$13,894,995
Distributions reinvested	574,335	17,700,999	433,116	12,655,648
Repurchased	(856,418)	(29,395,091)	(902,596)	(27,364,428)
Net increase (decrease)	149,920	$3,501,607	(12,662)	($813,785)
Series NAV shares
Sold	704,259	$25,268,211	520,636	$16,464,404
Distributions reinvested	567,242	18,475,075	365,357	11,154,352
Repurchased	(584,783)	(20,650,498)	(403,798)	(12,710,064)
Net increase	686,718	$23,092,788	482,195	$14,908,692
Total net increase	1,391,276	$46,908,515	844,535	$25,749,321

International Core Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	536,924	$5,874,150	191,683	$2,234,411
Distributions reinvested	122,740	1,224,159	147,676	1,662,311
Repurchased	(745,726)	(8,051,809)	(538,033)	(6,320,709)
Net decrease	(86,062)	($953,500)	(198,674)	($2,423,987)
Series II shares
Sold	346,235	$3,802,699	241,614	$2,871,984
Distributions reinvested	47,556	478,546	55,620	632,003
Repurchased	(341,725)	(3,709,115)	(567,648)	(6,742,525)
Net increase (decrease)	52,066	$572,130	(270,414)	($3,238,538)
Series NAV shares
Sold	1,727,833	$18,897,060	3,517,732	$39,357,522
Distributions reinvested	1,764,040	17,533,368	2,359,645	26,468,363
Repurchased	(11,087,648)	(125,688,107)	(10,474,728)	(126,337,290)
Net decrease	(7,595,775)	($89,257,679)	(4,597,351)	($60,511,405)
Total net decrease	(7,629,771)	($89,639,049)	(5,066,439)	($66,173,930)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

International Equity Index Trust B	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,013,164	$32,569,265	1,482,350	$25,393,711
Distributions reinvested	455,620	6,814,690	536,576	9,046,598
Repurchased	(1,841,075)	(28,644,479)	(1,621,065)	(27,697,419)
Net increase	627,709	$10,739,476	397,861	$6,742,890
Series II shares
Sold	65,786	$1,058,978	176,921	$3,078,904
Distributions reinvested	25,682	384,636	37,966	641,177
Repurchased	(352,671)	(5,575,221)	(429,420)	(7,491,467)
Net decrease	(261,203)	($4,131,607)	(214,533)	($3,771,386)
Series NAV shares
Sold	1,430,706	$23,065,488	1,240,642	$20,990,607
Distributions reinvested	543,427	8,128,295	625,062	10,536,660
Repurchased	(2,140,605)	(32,698,878)	(3,322,765)	(57,846,115)
Net decrease	(166,472)	($1,505,095)	(1,457,061)	($26,318,848)
Total net increase (decrease)	200,034	$5,102,774	(1,273,733)	($23,347,344)

International Growth Stock Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	87,693	$1,494,967	39,935	$693,115
Distributions reinvested	3,857	60,947	2,965	51,534
Repurchased	(26,177)	(445,779)	(83,051)	(1,435,724)
Net increase (decrease)	65,373	$1,110,135	(40,151)	($691,075)
Series II shares
Sold	218,322	$3,697,086	178,842	$3,022,746
Distributions reinvested	21,465	339,052	20,973	364,634
Repurchased	(252,119)	(4,200,760)	(283,137)	(4,828,041)
Net decrease	(12,332)	($164,622)	(83,322)	($1,440,661)
Series NAV shares
Sold	559,423	$9,690,913	512,703	$8,545,528
Distributions reinvested	471,439	7,452,899	539,388	9,358,932
Repurchased	(5,120,755)	(88,122,554)	(4,785,097)	(83,608,202)
Net decrease	(4,089,893)	($70,978,742)	(3,733,006)	($65,703,742)
Total net decrease	(4,036,852)	($70,033,229)	(3,856,479)	($67,835,478)

International Small Company Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	241,976	$3,106,843	272,295	$3,524,319
Distributions reinvested	54,276	643,323	44,486	561,048
Repurchased	(622,582)	(7,652,577)	(786,577)	(10,039,168)
Net decrease	(326,330)	($3,902,411)	(469,796)	($5,953,801)
Series II shares
Sold	209,657	$2,650,487	129,992	$1,616,179
Distributions reinvested	29,490	348,834	22,101	280,835
Repurchased	(382,346)	(4,698,088)	(536,946)	(6,762,710)
Net decrease	(143,199)	($1,698,767)	(384,853)	($4,865,696)
Series NAV shares
Sold	895,997	$10,867,683	1,789,815	$22,861,927
Distributions reinvested	80,335	952,566	57,041	718,046
Repurchased	(577,560)	(7,112,330)	(1,351,461)	(16,881,993)
Net increase	398,772	$4,707,919	495,395	$6,697,980
Total net decrease	(70,757)	($893,259)	(359,254)	($4,121,517)

International Value Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	166,599	$2,092,557	213,725	$2,889,901
Distributions reinvested	136,370	1,602,486	228,918	3,065,848
Repurchased	(1,129,722)	(14,400,917)	(1,222,336)	(17,726,758)
Net decrease	(826,753)	($10,705,874)	(779,693)	($11,771,009)
Series II shares
Sold	349,680	$4,449,972	244,167	$3,199,104
Distributions reinvested	87,834	1,031,176	164,979	2,203,413
Repurchased	(1,182,578)	(15,077,114)	(1,428,906)	(20,684,096)
Net decrease	(745,064)	($9,595,966)	(1,019,760)	($15,281,579)
Series NAV shares
Sold	619,444	$7,550,240	4,267,812	$57,833,389
Distributions reinvested	1,267,772	14,784,164	2,152,902	28,619,112
Repurchased	(10,725,526)	(142,947,065)	(7,883,409)	(117,886,889)
Net decrease	(8,838,310)	($120,612,661)	(1,462,695)	($31,434,388)
Total net decrease	(10,410,127)	($140,914,501)	(3,262,148)	($58,486,976)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Aggressive PS Series	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	75,000	$993,681	287,436	$3,607,664
Distributions reinvested	4,624	57,894	9,699	125,605
Repurchased	(39,372)	(515,706)	(113,555)	(1,484,070)
Net increase	40,252	$535,869	183,580	$2,249,199
Series II shares
Sold	81,581	$1,065,178	1,826,831	$23,175,139
Distributions reinvested	25,134	314,574	69,761	904,104
Repurchased	(204,609)	(2,643,654)	(416,750)	(5,451,645)
Net increase (decrease)	(97,894)	($1,263,902)	1,479,842	$18,627,598
Series NAV shares
Sold	34,127	$438,092	40,471	$532,519
Distributions reinvested	1,414	17,710	2,418	31,313
Repurchased	(7,269)	(93,465)	(10,054)	(129,980)
Net increase	28,272	$362,337	32,835	$433,852
Total net increase (decrease)	(29,370)	($365,696)	1,696,257	$21,310,649

Lifestyle Balanced PS Series	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	431,731	$6,127,816	2,052,067	$28,981,085
Distributions reinvested	90,295	1,237,784	80,100	1,150,168
Repurchased	(344,810)	(4,905,194)	(145,484)	(2,105,351)
Net increase	177,216	$2,460,406	1,986,683	$28,025,902
Series II shares
Sold	4,357,786	$62,059,934	52,364,723	$739,247,998
Distributions reinvested	2,669,839	36,641,992	2,565,032	36,911,260
Repurchased	(6,435,511)	(91,067,709)	(4,607,172)	(66,409,684)
Net increase	592,114	$7,634,217	50,322,583	$709,749,574
Series NAV shares
Sold	1,153,892	$16,430,057	2,163,770	$30,755,466
Distributions reinvested	131,378	1,798,733	81,975	1,175,835
Repurchased	(132,981)	(1,894,714)	(128,561)	(1,841,863)
Net increase	1,152,289	$16,334,076	2,117,184	$30,089,438
Total net increase	1,921,619	$26,428,699	54,426,450	$767,864,914

Lifestyle Conservative PS Series	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	200,584	$2,694,894	810,552	$10,955,218
Distributions reinvested	24,053	311,521	24,851	334,044
Repurchased	(179,972)	(2,424,983)	(242,133)	(3,297,692)
Net increase	44,665	$581,432	593,270	$7,991,570
Series II shares
Sold	1,916,832	$25,713,411	12,370,374	$166,120,136
Distributions reinvested	505,275	6,555,023	565,340	7,607,263
Repurchased	(2,495,854)	(33,460,470)	(2,615,609)	(35,531,919)
Net increase (decrease)	(73,747)	($1,192,036)	10,320,105	$138,195,480
Series NAV shares
Sold	85,045	$1,142,726	18,226	$248,870
Distributions reinvested	2,488	32,300	981	13,158
Repurchased	(60,156)	(794,963)	(303)	(4,131)
Net increase	27,377	$380,063	18,904	$257,897
Total net increase (decrease)	(1,705)	($230,541)	10,932,279	$146,444,947

Lifestyle Growth PS Series	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	669,098	$9,990,252	2,397,096	$35,195,753
Distributions reinvested	111,863	1,602,966	90,001	1,355,921
Repurchased	(504,487)	(7,566,797)	(260,611)	(3,906,148)
Net increase	276,474	$4,026,421	2,226,486	$32,645,526
Series II shares
Sold	14,721,960	$219,100,393	106,255,386	$1,555,459,382
Distributions reinvested	5,143,179	73,732,707	4,265,196	64,297,694
Repurchased	(12,309,528)	(180,528,698)	(4,914,980)	(74,177,569)
Net increase	7,555,611	$112,304,402	105,605,602	$1,545,579,507
Series NAV shares
Sold	1,257,836	$18,838,495	801,080	$12,079,069
Distributions reinvested	78,848	1,129,830	25,126	377,578
Repurchased	(36,882)	(551,040)	(10,225)	(152,920)
Net increase	1,299,802	$19,417,285	815,981	$12,303,727
Total net increase	9,131,887	$135,748,108	108,648,069	$1,590,528,760

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Moderate PS Series	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	183,080	$2,564,043	636,447	$8,922,828
Distributions reinvested	27,733	374,100	26,279	371,159
Repurchased	(132,489)	(1,856,994)	(106,327)	(1,513,092)
Net increase	78,324	$1,081,149	556,399	$7,780,895
Series II shares
Sold	1,581,056	$22,130,094	17,726,576	$248,481,827
Distributions reinvested	929,459	12,555,899	1,047,418	14,824,642
Repurchased	(2,895,254)	(40,400,761)	(2,321,749)	(33,094,513)
Net increase (decrease)	(384,739)	($5,714,768)	16,452,245	$230,211,956
Series NAV shares
Sold	341,168	$4,765,225	218,338	$3,112,625
Distributions reinvested	21,757	293,193	8,238	115,904
Repurchased	(24,500)	(343,034)	(5,826)	(81,465)
Net increase	338,425	$4,715,384	220,750	$3,147,064
Total net increase	32,010	$81,765	17,229,394	$241,139,915

Mid Cap Index Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,148,027	$47,906,546	1,201,153	$26,598,245
Distributions reinvested	3,230,404	63,405,793	2,074,207	45,864,229
Repurchased	(2,231,813)	(48,444,918)	(2,930,176)	(64,480,449)
Net increase	3,146,618	$62,867,421	345,184	$7,982,025
Series II shares
Sold	183,234	$4,061,201	49,018	$1,100,454
Distributions reinvested	308,014	6,013,037	220,679	4,858,970
Repurchased	(486,891)	(10,743,016)	(858,192)	(18,843,088)
Net increase (decrease)	4,357	($668,778)	(588,495)	($12,883,664)
Series NAV shares
Sold	1,676,399	$38,268,753	804,983	$17,867,419
Distributions reinvested	571,843	11,221,024	299,483	6,625,100
Repurchased	(1,669,854)	(35,205,204)	(373,332)	(8,293,282)
Net increase	578,388	$14,284,573	731,134	$16,199,237
Total net increase	3,729,363	$76,483,216	487,823	$11,297,598

Mid Cap Stock Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	144,444	$2,472,707	53,656	$1,000,426
Distributions reinvested	2,428,593	36,356,040	1,961,030	35,710,362
Repurchased	(1,485,778)	(26,898,710)	(1,709,796)	(34,277,033)
Net increase	1,087,259	$11,930,037	304,890	$2,433,755
Series II shares
Sold	422,972	$7,094,367	182,930	$3,638,695
Distributions reinvested	1,406,913	20,132,925	1,125,825	19,825,782
Repurchased	(1,019,597)	(17,585,506)	(1,719,961)	(33,686,271)
Net increase (decrease)	810,288	$9,641,786	(411,206)	($10,221,794)
Series NAV shares
Sold	586,074	$10,750,201	952,460	$20,272,222
Distributions reinvested	6,961,495	105,188,192	5,937,337	108,890,760
Repurchased	(4,473,514)	(85,257,004)	(5,966,535)	(119,952,022)
Net increase	3,074,055	$30,681,389	923,262	$9,210,960
Total net increase	4,971,602	$52,253,212	816,946	$1,422,921

Mid Value Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	427,756	$5,561,147	1,044,940	$14,996,153
Distributions reinvested	5,719,779	60,261,049	2,574,680	36,108,991
Repurchased	(5,214,947)	(66,366,461)	(3,573,134)	(50,367,033)
Net increase	932,588	($544,265)	46,486	$738,111
Series II shares
Sold	57,951	$710,590	64,378	$935,273
Distributions reinvested	1,177,341	12,398,213	559,487	7,842,504
Repurchased	(1,130,851)	(15,081,066)	(1,335,010)	(18,997,467)
Net increase (decrease)	104,441	($1,972,263)	(711,145)	($10,219,690)
Series NAV shares
Sold	667,942	$9,048,049	1,059,755	$14,659,213
Distributions reinvested	8,076,421	84,777,793	3,538,015	49,440,321
Repurchased	(5,142,151)	(69,863,730)	(8,145,629)	(118,019,113)
Net increase (decrease)	3,602,212	$23,962,112	(3,547,859)	($53,919,579)
Total net increase (decrease)	4,639,241	$21,445,584	(4,212,518)	($63,401,158)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Mutual Shares Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	530,522	$6,137,893	179,259	$2,527,888
Distributions reinvested	1,756,166	20,716,912	721,024	10,355,165
Repurchased	(1,934,792)	(26,637,644)	(2,583,914)	(36,818,415)
Net increase (decrease)	351,896	$217,161	(1,683,631)	($23,935,362)
Series NAV shares
Sold	56,483	$667,065	87,745	$1,225,594
Distributions reinvested	3,719,181	43,875,722	1,560,800	22,417,058
Repurchased	(3,932,296)	(53,986,164)	(6,253,731)	(88,576,689)
Net decrease	(156,632)	($9,443,377)	(4,605,186)	($64,934,037)
Total net increase (decrease)	195,264	($9,226,216)	(6,288,817)	($88,869,399)

Real Estate Securities Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	183,178	$3,287,637	407,720	$6,563,836
Distributions reinvested	99,481	1,710,648	89,769	1,538,681
Repurchased	(1,102,814)	(19,664,072)	(717,571)	(11,615,844)
Net decrease	(820,155)	($14,665,787)	(220,082)	($3,513,327)
Series II shares
Sold	379,619	$6,887,684	503,436	$8,210,416
Distributions reinvested	55,435	953,383	51,809	888,289
Repurchased	(1,099,607)	(19,606,427)	(1,070,038)	(17,384,442)
Net decrease	(664,553)	($11,765,360)	(514,793)	($8,285,737)
Series NAV shares
Sold	1,006,831	$17,994,079	706,632	$11,237,413
Distributions reinvested	313,408	5,361,772	255,219	4,350,257
Repurchased	(2,136,142)	(37,903,250)	(1,395,170)	(22,020,124)
Net decrease	(815,903)	($14,547,399)	(433,319)	($6,432,454)
Total net decrease	(2,300,611)	($40,978,546)	(1,168,194)	($18,231,518)

Science & Technology Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,267,597	$32,854,144	1,367,045	$35,559,245
Distributions reinvested	3,266,140	70,613,953	459,731	12,251,835
Repurchased	(1,670,266)	(43,148,788)	(1,471,527)	(37,698,390)
Net increase	2,863,471	$60,319,309	355,249	$10,112,690
Series II shares
Sold	217,979	$5,366,421	220,859	$5,662,298
Distributions reinvested	350,225	7,354,718	56,258	1,466,657
Repurchased	(423,499)	(11,055,942)	(495,368)	(12,425,505)
Net increase (decrease)	144,705	$1,665,197	(218,251)	($5,296,550)
Series NAV shares
Sold	286,912	$7,715,621	277,670	$7,196,132
Distributions reinvested	207,782	4,523,412	22,919	614,004
Repurchased	(130,668)	(3,416,397)	(227,649)	(5,856,349)
Net increase	364,026	$8,822,636	72,940	$1,953,787
Total net increase	3,372,202	$70,807,142	209,938	$6,769,927

Small Cap Growth Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	874,560	$9,995,431	898,011	$11,104,023
Distributions reinvested	2,254,736	20,495,548	1,614,445	18,243,237
Repurchased	(2,026,898)	(21,419,716)	(2,417,756)	(29,645,446)
Net increase (decrease)	1,102,398	$9,071,263	94,700	($298,186)
Series II shares
Sold	779,288	$8,231,774	371,015	$4,648,097
Distributions reinvested	762,836	6,667,182	556,044	6,099,799
Repurchased	(687,021)	(7,292,599)	(1,531,455)	(18,332,186)
Net increase (decrease)	855,103	$7,606,357	(604,396)	($7,584,290)
Series NAV shares
Sold	1,613,605	$15,171,667	723,648	$9,146,485
Distributions reinvested	6,370,152	58,414,290	4,940,154	56,218,951
Repurchased	(3,498,816)	(40,842,809)	(6,448,570)	(79,712,597)
Net increase (decrease)	4,484,941	$32,743,148	(784,768)	($14,347,161)
Total net increase (decrease)	6,442,442	$49,420,768	(1,294,464)	($22,229,637)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Small Cap Index Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,860,584	$27,765,330	1,226,829	$18,780,461
Distributions reinvested	2,089,394	27,800,560	1,427,480	21,508,863
Repurchased	(2,006,680)	(29,536,879)	(3,070,518)	(46,820,509)
Net increase (decrease)	1,943,298	$26,029,011	(416,209)	($6,531,185)
Series II shares
Sold	49,453	$709,277	64,086	$978,076
Distributions reinvested	310,426	4,104,906	244,750	3,668,164
Repurchased	(698,649)	(10,356,354)	(990,833)	(15,211,716)
Net decrease	(338,770)	($5,542,171)	(681,997)	($10,565,476)
Series NAV shares
Sold	1,181,445	$18,185,191	2,140,599	$32,969,447
Distributions reinvested	693,665	9,244,958	426,574	6,432,074
Repurchased	(1,439,418)	(20,562,482)	(1,256,018)	(19,222,901)
Net increase	435,692	$6,867,667	1,311,155	$20,178,620
Total net increase	2,040,220	$27,354,507	212,949	$3,081,959

Small Cap Opportunities Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	39,665	$1,252,006	26,212	$808,779
Distributions reinvested	132,579	3,807,671	1,758	55,205
Repurchased	(462,658)	(14,541,280)	(731,190)	(22,305,971)
Net decrease	(290,414)	($9,481,603)	(703,220)	($21,441,987)
Series II shares
Sold	90,783	$2,825,823	107,746	$3,249,659
Distributions reinvested	55,087	1,560,627	—	—
Repurchased	(260,961)	(8,077,364)	(506,449)	(15,322,478)
Net decrease	(115,091)	($3,690,914)	(398,703)	($12,072,819)
Series NAV shares
Sold	88,135	$2,741,082	535,954	$16,178,624
Distributions reinvested	136,599	3,905,359	3,218	100,596
Repurchased	(1,155,159)	(36,259,853)	(692,395)	(21,281,292)
Net decrease	(930,425)	($29,613,412)	(153,223)	($5,002,072)
Total net decrease	(1,335,930)	($42,785,929)	(1,255,146)	($38,516,878)

Small Cap Value Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	926,070	$21,221,240	269,295	$6,862,565
Distributions reinvested	2,650,452	51,738,732	1,798,688	42,281,197
Repurchased	(1,822,292)	(42,289,278)	(2,285,587)	(57,051,516)
Net increase (decrease)	1,754,230	$30,670,694	(217,604)	($7,907,754)
Series II shares
Sold	206,556	$4,634,513	220,955	$5,545,940
Distributions reinvested	289,105	5,608,772	218,999	5,122,252
Repurchased	(468,988)	(10,993,641)	(559,328)	(14,045,433)
Net increase (decrease)	26,673	($750,356)	(119,374)	($3,377,241)
Series NAV shares
Sold	525,949	$12,198,965	244,881	$6,025,448
Distributions reinvested	2,502,841	48,768,566	1,740,740	40,834,869
Repurchased	(2,032,702)	(46,718,631)	(2,793,128)	(69,821,858)
Net increase (decrease)	996,088	$14,248,900	(807,507)	($22,961,541)
Total net increase (decrease)	2,776,991	$44,169,238	(1,144,485)	($34,246,536)

Small Company Growth Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	—	—	11,574	$291,431
Distributions reinvested	13,446	$370,025	—	—
Repurchased	(738,619)	(21,550,458)	(1,324,076)	(35,134,541)
Net decrease	(725,173)	($21,180,433)	(1,312,502)	($34,843,110)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Small Company Value Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	33,869	$743,346	30,888	$765,728
Distributions reinvested	489,096	9,613,168	69,452	1,706,430
Repurchased	(474,686)	(11,160,185)	(587,722)	(14,510,610)
Net increase (decrease)	48,279	($803,671)	(487,382)	($12,038,452)
Series II shares
Sold	89,723	$1,976,583	34,565	$824,186
Distributions reinvested	407,648	7,892,014	57,531	1,396,284
Repurchased	(452,955)	(10,375,595)	(614,279)	(14,992,024)
Net increase (decrease)	44,416	($506,998)	(522,183)	($12,771,554)
Series NAV shares
Sold	92,522	$2,192,913	260,636	$6,220,528
Distributions reinvested	1,593,584	31,260,908	214,546	5,262,817
Repurchased	(1,224,054)	(27,765,761)	(1,664,926)	(41,499,989)
Net increase (decrease)	462,052	$5,688,060	(1,189,744)	($30,016,644)
Total net increase (decrease)	554,747	$4,377,391	(2,199,309)	($54,826,650)

Strategic Equity Allocation Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	15,919,799	$280,757,332	68,702,747	$1,181,011,334
Distributions reinvested	36,852,938	588,655,401	29,408,346	512,488,957
Repurchased	(86,761,139)	(1,516,117,582)	(108,324,339)	(1,856,004,777)
Net decrease	(33,988,402)	($646,704,849)	(10,213,246)	($162,504,486)

Total Stock Market Index Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,292,126	$41,936,087	2,389,546	$42,003,641
Distributions reinvested	1,135,428	19,605,517	675,608	12,383,205
Repurchased	(3,573,713)	(64,971,958)	(2,753,662)	(48,700,035)
Net increase (decrease)	(146,159)	($3,430,354)	311,492	$5,686,811
Series II shares
Sold	92,532	$1,700,956	224,943	$4,039,962
Distributions reinvested	87,962	1,510,441	57,025	1,040,762
Repurchased	(425,386)	(7,721,213)	(622,614)	(10,937,949)
Net decrease	(244,892)	($4,509,816)	(340,646)	($5,857,225)
Series NAV shares
Sold	646,802	$11,891,660	428,992	$7,548,258
Distributions reinvested	241,100	4,165,696	140,005	2,566,251
Repurchased	(392,737)	(7,186,418)	(575,648)	(10,214,054)
Net increase (decrease)	495,165	$8,870,938	(6,651)	($99,545)
Total net increase (decrease)	104,114	$930,768	(35,805)	($269,959)

U.S. Equity Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	52,962	$1,022,085	86,281	$1,602,027
Distributions reinvested	126,986	2,446,878	101,235	1,967,981
Repurchased	(899,017)	(17,494,524)	(1,184,603)	(21,924,880)
Net decrease	(719,069)	($14,025,561)	(997,087)	($18,354,872)
Series II shares
Sold	46,540	$846,450	26,495	$506,334
Distributions reinvested	6,730	129,785	5,244	101,917
Repurchased	(125,065)	(2,415,790)	(113,845)	(2,113,646)
Net decrease	(71,795)	($1,439,555)	(82,106)	($1,505,395)
Series NAV shares
Sold	83,755	$1,595,025	451,279	$8,316,593
Distributions reinvested	624,691	12,035,232	517,296	10,056,553
Repurchased	(5,433,643)	(106,197,328)	(11,766,303)	(220,649,780)
Net decrease	(4,725,197)	($92,567,071)	(10,797,728)	($202,276,634)
Total net decrease	(5,516,061)	($108,032,187)	(11,876,921)	($222,136,901)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Utilities Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	262,071	$3,917,387	2,158,579	$36,516,339
Distributions reinvested	3,511,774	45,797,552	1,835,142	30,970,759
Repurchased	(6,125,993)	(91,071,252)	(3,881,285)	(63,833,793)
Net increase (decrease)	(2,352,148)	($41,356,313)	112,436	$3,653,305
Series II shares
Sold	95,107	$1,403,361	164,443	$2,702,765
Distributions reinvested	176,373	2,277,667	95,367	1,595,861
Repurchased	(432,905)	(6,552,829)	(441,531)	(7,306,447)
Net decrease	(161,425)	($2,871,801)	(181,721)	($3,007,821)
Series NAV shares
Sold	260,892	$3,700,466	423,094	$6,914,819
Distributions reinvested	357,377	4,653,713	154,562	2,605,818
Repurchased	(545,771)	(7,342,974)	(206,490)	(3,428,673)
Net increase	72,498	$1,011,205	371,166	$6,091,964
Total net increase (decrease)	(2,441,075)	($43,216,909)	301,881	$6,737,448

Value Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	375,911	$9,050,918	3,543,408	$91,164,373
Distributions reinvested	3,584,872	75,488,603	2,366,488	60,793,060
Repurchased	(2,785,898)	(66,992,638)	(2,768,250)	(72,219,724)
Net increase	1,174,885	$17,546,883	3,141,646	$79,737,709
Series II shares
Sold	92,573	$2,286,542	61,468	$1,610,908
Distributions reinvested	183,203	3,837,095	129,660	3,314,831
Repurchased	(269,897)	(6,771,845)	(308,613)	(8,027,981)
Net increase (decrease)	5,879	($648,208)	(117,485)	($3,102,242)
Series NAV shares
Sold	489,425	$10,911,381	239,780	$6,251,418
Distributions reinvested	202,005	4,249,880	113,681	2,918,167
Repurchased	(144,136)	(3,664,223)	(412,259)	(10,712,693)
Net increase (decrease)	547,294	$11,497,038	(58,798)	($1,543,108)
Total net increase	1,728,058	$28,395,713	2,965,363	$75,092,359

Affiliates of the Trust owned shares of beneficial interest of the following portfolios on December 31, 2015:

Portfolio	Series	% By Series
Emerging Markets Value Trust	II	98%

For portfolios with Series NAV, affiliated of the Trust owned 100% of the shares of beneficial interest.

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations are aggregated below for the year ended December 31, 2015:

	Purchases		Sales
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
500 Index Trust B	—	$282,477,247	—	$129,937,370
All Cap Core Trust	—	783,939,995	—	834,466,680
Alpha Opportunities Trust	—	675,035,189	—	791,214,294
American Asset Allocation Trust	—	148,894,308	—	208,490,826
American Global Growth Trust	—	41,908,508	—	41,973,592
American Growth Trust	—	228,975,913	—	208,892,003
American Growth-Income Trust	—	210,263,677	—	206,600,832
American International Trust	—	84,393,686	—	93,333,963
American New World Trust	—	24,020,561	—	11,036,271
Blue Chip Growth Trust	—	504,827,976	—	742,530,061
Capital Appreciation Trust	—	295,671,141	—	486,212,647
Capital Appreciation Value Trust	—	236,831,331	$7,124,177	262,566,332
Core Strategy Trust	—	224,493,151	—	345,436,932
Emerging Markets Value Trust	—	155,935,821	—	154,734,993
Equity Income Trust	—	595,153,881	—	656,867,068
Financial Industries Trust	—	44,903,640	—	54,958,150
Franklin Templeton Founding Allocation Trust	—	72,363,562	—	149,961,749
Fundamental All Cap Core Trust	—	811,935,012	—	895,883,094
Fundamental Large Cap Value Trust	—	143,871,244	—	346,590,414
Global Trust	—	150,171,694	—	217,720,854
Health Science Trust	—	156,816,417	—	174,145,531
International Core Trust	—	445,172,993	—	546,751,905

PURCHASE AND SALE OF SECURITIES, CONTINUED

	Purchases		Sales
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
International Equity Index Trust B	—	$44,373,873	—	$22,870,927
International Growth Stock Trust	—	94,541,330	—	145,862,424
International Small Company Trust	—	18,107,654	—	19,616,041
International Value Trust	—	147,225,121	—	262,459,973
Lifestyle Aggressive PS Series	—	4,721,149	—	4,450,013
Lifestyle Balanced PS Series	—	113,113,894	—	86,365,219
Lifestyle Conservative PS Series	—	33,670,712	—	34,547,158
Lifestyle Growth PS Series	—	323,661,535	—	173,010,999
Lifestyle Moderate PS Series	—	37,541,243	—	38,442,983
Mid Cap Index Trust	—	198,323,210	—	192,200,978
Mid Cap Stock Trust	—	618,507,331	—	731,351,616
Mid Value Trust	—	715,796,765	—	826,206,393
Mutual Shares Trust	—	119,893,276	—	161,792,156
Real Estate Securities Trust	—	643,675,978	—	685,044,785
Science & Technology Trust	—	564,269,826	—	593,789,688
Small Cap Growth Trust	—	402,512,376	—	449,734,061
Small Cap Index Trust	—	80,672,671	—	82,894,499
Small Cap Opportunities Trust	—	61,927,029	—	112,335,564
Small Cap Value Trust	—	144,871,566	—	191,592,661
Small Company Growth Trust	—	35,597,947	—	59,274,559
Small Company Value Trust	—	113,193,717	—	149,765,487
Strategic Equity Allocation Trust	—	683,754,862	—	1,614,408,651
Total Stock Market Index Trust	—	22,851,524	—	22,936,857
U.S. Equity Trust	—	506,464,384	—	609,873,557
Utilities Trust	—	160,493,973	—	227,051,565
Value Trust	—	164,290,097	—	225,680,399

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the portfolios’ net assets. The following portfolios had an affiliate ownership of 5% or more of the portfolio’s net assets:

Portfolio	Affiliated Concentration
All Cap Core Trust	67.9%
Alpha Opportunities Trust	99.2%
Blue Chip Growth Trust	34.7%
Capital Appreciation Trust	52.8%
Emerging Markets Value Trust	90.4%
Equity Income	52.6%
Fundamental Large Cap Value Trust	45.3%
Global Trust	59.8%
International Core Trust	83.8%
International Growth Stock Trust	85.8%
International Value Trust	67.8%
Mid Cap Stock Trust	40.4%
Mid Value Trust	41.2%
Mutual Shares Trust	67.0%
Small Cap Growth Trust	32.8%
Small Cap Opportunities Trust	30.5%
Small Cap Value Trust	20.8%
Small Company Growth Trust	100.0%
Small Company Value Trust	54.4%
Strategic Equity Allocation Trust	100.0%
U.S. Equity Trust	79.8%

9.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS Core Strategy Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolio’s investment may represent a significant portion of each underlying fund’s net assets. At December 31, 2015, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

Portfolio	Affiliate Series NAV	Percentage of Underlying Portfolio’s Net Assets
Core Strategy Trust	Strategic Equity Allocation Trust	25.6%
	Bond Trust	12.0%
Franklin Templeton Founding Allocation Trust	Income Trust	100.0%
	Mutual Shares Trust	67.0%
	Global Trust	59.8%
Lifestyle Balance PS Series	Bond Trust	5.3%
Lifestyle Growth PS Series	Strategic Equity Allocation Trust	13.9%
	Bond Trust	6.5%

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					Dividends and Distributions
Portfolio	Beginning Share Amount	Shares Purchased	Shares Sold	Ending Share Amount	Income Distributions Received	Capital Gains Distributions Received	Realized Gain (Loss)	Ending Value
Core Strategy Trust
Bond Trust	86,493,018	5,140,525	(9,025,781)	82,607,762	$33,876,457	—	($1,798,927)	$1,097,857,155
Strategic Equity Allocation Trust	161,588,225	9,665,885	(12,734,386)	158,519,724	50,663,627	$98,837,156	54,405,888	2,550,582,362
					$84,540,084	$98,837,156	$52,606,961	$3,648,439,517
Franklin Templeton Founding Allocation Trust
Global Trust	21,387,914	520,681	(2,481,302)	19,427,293	$7,533,969	—	$6,472,787	$348,525,636
Income Trust	35,148,054	1,654,367	(4,045,126)	32,757,295	16,579,926	—	(846,914)	350,175,488
Mutual Shares Trust	29,924,528	3,775,664	(3,932,296)	29,767,896	8,182,214	$35,693,508	8,165,362	350,070,455
					$32,296,109	$35,693,508	$13,791,235	$1,048,771,579
Lifestyle Aggressive PS Series
Strategic Equity Allocation Trust	1,044,047	144,736	(132,084)	1,056,699	$338,111	$678,686	$38,090	$17,002,292

Lifestyle Balanced PS Series
Bond Trust	36,220,690	4,267,813	(3,715,045)	36,773,458	$14,928,371	—	$615,829	$488,719,257
Strategic Equity Allocation Trust	28,902,752	3,349,764	(2,038,448)	30,214,068	9,588,972	$18,468,735	4,272,635	486,144,349
					$24,517,343	$18,468,735	$4,888,464	$974,863,606
Lifestyle Conservative PS Series
Bond Trust	11,562,076	1,442,770	(1,557,859)	11,446,987	$4,674,275	—	$295,340	$152,130,454
Strategic Equity Allocation Trust	2,271,462	832,853	(763,799)	2,340,516	746,135	$1,466,383	322,700	37,658,901
					$5,420,410	$1,466,383	$618,040	$189,789,355
Lifestyle Growth PS Series
Bond Trust	42,469,864	11,174,960	(9,022,125)	44,622,699	$18,022,926	—	$1,559,416	$593,035,663
Strategic Equity Allocation Trust	78,323,987	10,354,409	(2,868,391)	85,810,005	27,149,162	$52,286,649	8,011,718	1,380,682,987
					$45,172,088	$52,286,649	$9,571,134	$1,973,718,650
Lifestyle Moderate PS Series
Bond Trust	14,722,667	1,507,819	(1,702,588)	14,527,898	$5,889,619	—	$328,927	$193,075,759
Strategic Equity Allocation Trust	7,761,149	1,033,912	(868,387)	7,926,674	2,506,203	$4,903,330	1,356,495	127,540,181
					$8,395,822	$4,903,330	$1,685,422	$320,615,940

10.  INTERFUND TRADING The portfolios are permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the portfolios from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the portfolios engaged in securities purchases and sales with affiliated funds as follows:

Portfolio	Purchases	Sales
Blue Chip Growth Trust	—	$335,060
Capital Appreciation Value Trust	$934,214	1,009,767
Equity Income Trust	2,716,268	1,556,206
Health Sciences Trust	316,050	1,399,181
Mid Value Trust	609,996	430,312
Science & Technology Trust	505,856	—
Small Cap Opportunities Trust	296,027	7,877,134
Small Company Growth Trust	554,495	9,635,498
Small Company Value Trust	1,458,550	2,692,252
Utilities Trust	12,650	707,093

11.  DIRECT PLACEMENT SECURITIES The portfolios may hold private placement securities which are restricted as to resale and the portfolio has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2015:

Portfolio	Issuer, Description	Original Acquisition Date	Acquisition Cost	Beginning Share/Par Amount	Ending Share/Par Amount	Value as a Percentage of Portfolio’s Net Assets		Value as of 12-31-15
Alpha Opportunities Trust	Birst, Inc., Series F	3/3/2015	$269,102	—	46,072	0.0	%*	$269,102
	Bought: 46,072 shares
Alpha Opportunities Trust	Cloudera, Inc., Series F	2/5/2014	229,626	15,771	15,771	0.1%		365,256
Alpha Opportunities Trust	DocuSign, Inc., Series B	2/28/2014	11,360	865	865	0.0	%*	16,516
Alpha Opportunities Trust	DocuSign, Inc., Series B1	3/3/2014	3,401	259	259	0.0	%*	4,945
Alpha Opportunities Trust	DocuSign, Inc., Series D	3/3/2014	8,155	621	621	0.0	%*	11,857
Alpha Opportunities Trust	DocuSign, Inc., Series E	3/3/2014	211,051	16,071	16,071	0.0	%*	306,845
Alpha Opportunities Trust	DocuSign, Inc., Series F	4/30/2015	40,229	—	2,107	0.0	%*	40,229
	Bought: 2,107 shares
Alpha Opportunities Trust	DraftKings, Inc.	12/22/2015	48,473	—	48,473	0.0	%*	48,473
	Bought: $48,473 par
Alpha Opportunities Trust	DraftKings, Inc., Series C	12/4/2014	135,907	75,450	75,450	0.0	%*	154,673
Alpha Opportunities Trust	Dropbox, Inc., Series C	1/28/2014	208,108	10,895	10,895	0.0	%*	173,013
Alpha Opportunities Trust	Essence Group Holdings Corp.	5/1/2014	321,999	203,629	203,629	0.1%		450,020
Alpha Opportunities Trust	Forward Venture	11/20/2014	446,608	14,346	14,346	0.1%		591,342

DIRECT PLACEMENT SECURITIES, CONTINUED

Portfolio	Issuer, Description	Original Acquisition Date	Acquisition Cost	Beginning Share/Par Amount		Ending Share/Par Amount	Value as a Percentage of Portfolio’s Net Assets		Value as of 12-31-15
Alpha Opportunities Trust	Jand, Inc., Class A	4/23/2015	$40,141	—		3,495	0.0	%*	$40,141
	Bought: 3,495 shares
Alpha Opportunities Trust	Jand, Inc., Series D	4/23/2015	89,643	—		7,805	0.0	%*	89,643
	Bought: 7,805 shares
Alpha Opportunities Trust	Lithium Technology Corp.	8/18/2014	578,207	85,197		118,631	0.1%		588,410
	Bought: 33,434 shares
Alpha Opportunities Trust	Lookout, Inc., Series F	7/31/2014	287,565	25,174		25,174	0.0	%*	217,755
Alpha Opportunities Trust	MarkLogic Corp., Series F	4/27/2015	358,170	—		30,839	0.0	%*	313,324
	Bought: 30,839 shares
Alpha Opportunities Trust	Nutanix, Inc.	8/25/2014	430,389	32,127		32,127	0.1%		498,611
Alpha Opportunities Trust	Pinterest, Inc., Series G	3/16/2015	1,163,695	—		32,419	0.2%		1,163,695
	Bought: 32,419 shares
Alpha Opportunities Trust	Redfin Corp.	12/15/2014	257,887	78,202		78,202	0.0	%*	257,887
Alpha Opportunities Trust	The Honest Company, Inc. (Common Stock)	8/20/2014	103,927	3,841		3,841	0.0	%*	175,745
Alpha Opportunities Trust	The Honest Company, Inc. (Preferred Stock)	8/20/2014	242,515	8,963		8,963	0.1%		410,102
Alpha Opportunities Trust	Uber Technologies, Inc.	6/5/2014	2,206,328	142,224		142,224	1.0%		6,936,577
Alpha Opportunities Trust	Veracode, Inc.	8/26/2014	345,534	18,712		18,712	0.1%		560,986
Alpha Opportunities Trust	WeWork Companies, Inc., Class A	12/8/2014	42,527	2,554		2,554	0.0	%*	84,001
Alpha Opportunities Trust	WeWork Companies, Inc., Series D1	12/8/2014	211,370	12,694		12,694	0.1%		417,506
Alpha Opportunities Trust	WeWork Companies, Inc., Series D2	12/8/2014	166,079	9,974		9,974	0.0	%*	328,045
Alpha Opportunities Trust	Zuora, Inc., Series F	1/15/2015	379,546	—		99,899	0.1%		439,556
	Bought: 99,899 shares
									$14,954,255

Equity Income Trust	Dell, Inc.	10/12/2012	$14,465,855	1,271,400		1,271,400	1.2%		$19,823,329

Health Sciences Trust	Acerta Pharma BV, Series B	5/12/2015	$546,687	—		47,538	0.3%		$1,078,162
	Bought: 47,538 shares
Health Sciences Trust	Audentes Therapeutics, Inc., Series C	10/8/2015	105,311	—		15,628	0.0	%*	105,311
	Bought: 15,628 shares
Health Sciences Trust	Avexis, Inc., Class D	9/3/2015	212,686	—		7,334	0.1%		212,686
	Bought: 7,334 shares
Health Sciences Trust	Beigene, Ltd., Series A	4/21/2015	109,312	—		93,429	0.0	%*	109,312
	Bought: 93,429 shares
Health Sciences Trust	Corvus Pharmaceuticals	9/16/2015	106,504	—		7,602	0.0	%*	106,504
	Bought: 7,602 shares
Health Sciences Trust	Doximity, Inc.	4/10/2014	152,390	31,611		31,611	0.0	%*	152,390
Health Sciences Trust	Editas Medicine, Inc.	8/4/2015	107,042	—		23,787	0.0	%*	107,042
	Bought: 23,787 shares
Health Sciences Trust	Jand, Inc., Class A	4/23/2015	170,752	—		14,867	0.0	%*	170,752
	Bought: 14,867 shares
Health Sciences Trust	Jand, Inc., Series D	4/23/2015	381,289	—		33,198	0.1%		381,289
	Bought: 33,198 shares
Health Sciences Trust	Ovid Therapeutics, Inc., Series B	8/10/2015	85,638	—		13,746	0.0	%*	85,638
	Bought: 13,746 shares
Health Sciences Trust	RPI International Holdings LP	5/21/2015	360,302	—		3,056	0.1%		354,197
	Bought: 3,056 shares
									$2,863,283
Mid Cap Stock Trust	Birst, Inc., Series F	3/3/2015	$1,916,989		—	328,201	0.3%		$1,916,989
	Bought: 328,201 shares
Mid Cap Stock Trust	DocuSign, Inc., Series B	2/28/2014	81,224	6,185		6,185	0.0	%*	118,091
Mid Cap Stock Trust	DocuSign, Inc., Series B1	3/3/2014	24,334	1,853		1,853	0.0	%*	35,380
Mid Cap Stock Trust	DocuSign, Inc., Series D	3/3/2014	58,374	4,445		4,445	0.0	%*	84,869
Mid Cap Stock Trust	DocuSign, Inc., Series E	2/28/2014	1,509,583	114,951		114,951	0.3%		2,194,771
Mid Cap Stock Trust	DocuSign, Inc., Series F	4/30/2015	291,895	—		15,288	0.0	%*	291,895
	Bought: 15,288 shares
Mid Cap Stock Trust	DraftKings, Inc.	12/22/2015	396,255	—		$396,255	0.1%		396,255
	Bought: $396,255 par
Mid Cap Stock Trust	DraftKings, Inc., Series C	12/4/2014	975,827	541,740		541,740	0.1%		1,110,567
Mid Cap Stock Trust	Essence Group Holdings Corp.	5/1/2014	2,308,001	1,459,559		1,459,559	0.4%		3,225,625
Mid Cap Stock Trust	Forward Venture	11/20/2014	3,219,745	103,425		103,425	0.6%		4,263,179
Mid Cap Stock Trust	Jand, Inc., Class A	4/23/2015	290,613	—		25,303	0.0	%*	290,613
	Bought: 25,303 shares
Mid Cap Stock Trust	Jand, Inc., Series D	4/23/2015	648,942	—		56,502	0.1%		648,942
	Bought: 56,502 shares

DIRECT PLACEMENT SECURITIES, CONTINUED

Portfolio	Issuer, Description	Original Acquisition Date	Acquisition Cost	Beginning Share/Par Amount		Ending Share/Par Amount	Value as a Percentage of Portfolio’s Net Assets	Value as of 12-31-15
Mid Cap Stock Trust	Lithium Technology Corp.	8/18/2014	$4,115,796	631,698		844,439	0.5%	$4,188,417
	Bought: 212,741 shares
Mid Cap Stock Trust	Lookout, Inc., Series F	7/31/2014	2,122,743	185,829		185,829	0.2%	1,607,421
Mid Cap Stock Trust	MarkLogic Corp., Series F	4/27/2015	2,580,629	—		222,196	0.3%	2,257,511
	Bought: 222,196 shares
Mid Cap Stock Trust	Nutanix, Inc.	8/25/2014	1,985,629	148,220		148,220	0.3%	2,300,374
Mid Cap Stock Trust	One Kings Lane, Inc.	1/28/2014	4,666,633	302,694		302,694	0.5%	4,092,423
Mid Cap Stock Trust	Pinterest, Inc., Series G	3/16/2015	2,096,941	—		58,418	0.3%	2,096,941
	Bought: 58,418 shares
Mid Cap Stock Trust	Redfin Corp.	12/15/2014	1,825,650	553,613		553,613	0.2%	1,825,650
Mid Cap Stock Trust	The Honest Company, Inc. (Common Stock)	8/20/2014	772,269	28,542		28,542	0.2%	1,305,939
Mid Cap Stock Trust	The Honest Company, Inc. (Preferred Stock)	8/20/2014	1,801,962	66,598		66,598	0.4%	3,047,191
Mid Cap Stock Trust	Uber Technologies, Inc.	6/5/2014	9,067,440	584,504		584,504	3.7%	28,507,546
Mid Cap Stock Trust	Veracode, Inc.	8/26/2014	2,528,610	136,934		136,934	0.5%	4,105,281
Mid Cap Stock Trust	WeWork Companies, Inc., Class A	12/8/2014	303,018	18,198		18,198	0.1%	598,532
Mid Cap Stock Trust	WeWork Companies, Inc., Series D1	12/8/2014	1,506,031	90,446		90,446	0.4%	2,974,769
Mid Cap Stock Trust	WeWork Companies, Inc., Series D2	12/8/2014	1,183,315	71,065		71,065	0.3%	2,337,328
Mid Cap Stock Trust	Zuora, Inc., Series F	1/15/2015	2,719,296	—		715,736	0.4%	3,149,238
	Bought: 715,736 shares
								$78,971,737
Science & Technology Trust	Airbnb, Inc., Series E	7/14/2015	$802,846		—	8,624	0.2%	$802,846
	Bought: 8,624 shares
Science & Technology Trust	Cloudera, Inc., Series F	2/5/2014	309,065	21,227		21,227	0.1%	491,617
Science & Technology Trust	Dell, Inc.	11/19/2012	5,294,726	458,900		458,900	1.4%	7,155,046
Science & Technology Trust	Dropbox, Inc., Class B	5/2/2012	67,334	7,441		7,441	0.0%*	118,163
Science & Technology Trust	Dropbox, Inc., Series A	5/2/2012	83,623	9,241		9,241	0.0%*	146,747
Science & Technology Trust	Dropbox, Inc., Series A1	5/2/2012	805,424	89,006		89,006	0.3%	1,413,415
Science & Technology Trust	Flipkart Limited	3/19/2015	55,860	—		490	0.0%*	69,698
	Bought: 490 shares
Science & Technology Trust	Flipkart Limited, Series A	3/19/2015	19,152	—		168	0.0%*	23,896
	Bought: 168 shares
Science & Technology Trust	Flipkart Limited, Series C	3/19/2015	33,630	—		295	0.0%*	41,961
	Bought: 295 shares
Science & Technology Trust	Flipkart Limited, Series E	3/19/2015	62,586	—		549	0.0%*	78,090
	Bought: 549 shares
Science & Technology Trust	Flipkart Limited, Series G	12/17/2014	377,484	3,152		3,152	0.1%	448,340
Science & Technology Trust	Xiaoju Kuaizhi, Inc.	10/19/2015	260,905	—		9,513	0.1%	290,874
	Bought: 9,513 shares
								$11,080,693
Small Cap Growth Trust	Cloudera, Inc., Series F	2/5/2014	1,153,560	79,228		79,228	0.4%	1,834,920
Small Cap Growth Trust	DocuSign, Inc., Series B	2/28/2014	38,557	2,936		2,936	0.0%*	56,057
Small Cap Growth Trust	DocuSign, Inc., Series B1	3/3/2014	11,557	880		880	0.0%*	16,802
Small Cap Growth Trust	DocuSign, Inc., Series D	3/3/2014	27,709	2,110		2,110	0.0%*	40,286
Small Cap Growth Trust	DocuSign, Inc., Series E	3/3/2014	716,674	54,573		54,573	0.2%	1,041,968
Small Cap Growth Trust	DocuSign, Inc., Series F	4/30/2015	156,793	—		8,212	0.0%*	156,793
	Bought: 8,212 shares
Small Cap Growth Trust	DraftKings, Inc., Series C	7/17/2015	20,671	—		3,838	0.0%*	7,868
	Bought: 3,838 shares
Small Cap Growth Trust	DraftKings, Inc., Series D	7/13/2015	523,372	—		96,835	0.1%	302,125
	Bought: 96,835 shares
Small Cap Growth Trust	DraftKings, Inc., Series D1	8/11/2015	690,722	—		90,109	0.1%	365,843
	Bought: 90,109 shares
Small Cap Growth Trust	MarkLogic Corp., Series F	4/27/2015	1,781,885	—		153,423	0.4%	1,558,778
	Bought: 153,423 shares
Small Cap Growth Trust	Nutanix, Inc.	8/25/2014	1,165,629	87,010		87,010	0.3%	1,350,395
Small Cap Growth Trust	Telogis, Inc. (Common Stock)	9/27/2013	938,340	473,646		473,646	0.2%	1,046,758
Small Cap Growth Trust	Telogis, Inc. (Preferred Stock)	9/27/2013	1,419,833	645,027		645,027	0.5%	1,973,783
Small Cap Growth Trust	The Honest Company, Inc.	8/3/2015	1,233,280	—		26,954	0.3%	1,233,280
	Bought: 26,954 shares
Small Cap Growth Trust	Veracode, Inc.	8/26/2014	1,211,529	65,609		65,609	0.5%	1,966,958
Small Cap Growth Trust	Zuora, Inc., Series F	1/15/2015	1,533,808	—		403,708	0.4%	1,776,315
	Bought: 403,708 shares
								$14,728,929

*	Less than 0.05%

12.  REORGANIZATION

Fiscal year ended December 31, 2014 Portfolio mergers.  On June 18, 2014, the shareholders of Fundamental Value Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the portfolio (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to consolidate the Acquired Portfolio with portfolios with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolios are the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for variable contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 7, 2014. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Acquired Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio Investment	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Fundamental Large Cap Value Trust	Fundamental Value Trust	$591,081,885	$44,383,836	36,117,007	33,675,014	$1,260,782	$1,851,368,667

Assuming the acquisition had been completed on January 1, 2014, the beginning of the reporting period; the combined portfolio’s pro forma results of operations for the year ended December 31, 2014 are as follows:

Net investment income	$21,586,146
Net realized and unrealized gain (loss)	766,845,305
Increase (decrease) in net assets from operations	$788,431,451

On September 17, 2014, the shareholders of Natural Resources Trust (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) that provided for an exchange of shares of the Global Trust (the Acquiring portfolio) with values equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with value equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to result in a combined Acquiring portfolio that has the potential to achieve a better long-term performance record and has stronger prospects for growth or potential economies of scale than the Acquired portfolio. The Acquired portfolio has similar investment objectives and principal investment strategies. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or its shareholders. Thus, the investments were transferred to the Acquiring portfolio at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 7, 2014. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Acquired Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio Investment	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Global Trust	Natural Resources Trust	$115,070,385	$347,288	12,420,853	5,741,488	$618,488,230	$733,558,615

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statement of operations at December 31, 2014. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the reporting period, the combined portfolio’s pro forma results of operations for the year ended December 31, 2014 are as follows:

Net investment income	$16,652,606
Net realized and unrealized gain (loss)	(39,269,120)
Increase (decrease) in net assets from operations	(22,616,514)

13.  OTHER MATTERS The Trust and several of its funds have been named as defendants in an adversary proceeding originally brought by the Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buy-out transaction by which Tribune Company converted to a privately-held company in 2007, and the defendants include the beneficial owners of shares of Tribune Company who received proceeds from the leveraged buy-out. The plaintiff seeks to recover payments of those proceeds as intentionally fraudulent conveyances under the U.S. Bankruptcy Code. The adversary proceeding, which is now captioned Mark S. Kirschner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”), has been transferred to the U.S. District Court for the Southern District of New York and consolidated into the multidistrict litigation proceeding captioned In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.). On August 2, 2013 the plaintiff in the FitzSimons action filed a Fifth Amended Complaint that named “JHT 500 Index Trust,” “JHT 500 Index Trust B,” “JHT Equity Income Trust,” “JHT Mid Value Trust,” “JHT Spectrum Income Trust,” “JHT Total Stock Market Index Trust,” and “John Hancock Variable Insurance Trust F/K/A John Hancock Trust (New Income Trust)” as defendants. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

OTHER MATTERS, CONTINUED

In a related matter, the Trust and several of its funds have been named as defendants in Deutsche Bank Trust Co. Americas v. Paniagua, No. 11-9409 (S.D.N.Y.). This case also relates to the Tribune Company leveraged buy-out transaction and asserts claims on behalf of Tribune noteholders for constructive fraudulent conveyance under state law, and it has been consolidated into the multidistrict litigation proceeding. The complaint names the following entities as defendants: John Hancock Variable Insurance Trust, “JHT New Income Trust,” “John Doe, As Trustee of JHT Income Trust,” and “John Hancock Variable Insurance Trust (F/K/A John Hancock Trust (New Income Trust)).” On September 23, 2013, the Court granted the defendants’ motion to dismiss this action on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. These appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

The potential amount sought to be recovered from the Trust by the plaintiffs in these two actions is unknown, but it includes approximately $2,125,000 representing the proceeds that the portfolios received in the leveraged buy-out, plus an unknown amount of interest and the plaintiffs’ attorneys fees and expenses. The portfolios cannot predict the outcome of this proceeding. The portfolios are currently assessing the case and have not yet determined the effect, if any, on the portfolios’ net assets and results of operations. If the proceeding were to be decided in a manner adverse to the portfolios, or if the portfolio were to enter into a settlement agreement with the plaintiffs, the payment of such judgment or settlement could have an adverse effect on the portfolios’ net asset value.

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (as listed in the table of contents on page 2) which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agents, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2016

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James M. Oates Born: 1946	Trustee (since 2004) and Chairperson of the Board (since 2005)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

John Hancock Variable Insurance Trust

Trustees and officers information

Non-Independent Trustees4

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle Born: 1959	Non-Independent Trustee (since 2015)
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005–2010; 2012–2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005–2014 and since 2015).

Craig Bromley Born: 1966	Non-Independent Trustee (since 2012)
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson Born: 1955	Non-Independent Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
Andrew G. Arnott Born: 1971	President (since 2014)
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President John Hancock Collateral Trust (since 2015); President John Hancock Exchange-Traded Fund Trust (since 2014).

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
John J. Danello Born: 1955	Senior Vice President, Secretary, and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of the Audit Committee.

3	“John Hancock retail funds” currently is comprised of John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee or Officer of any of these funds for the stated period.

4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3

Shareholder expense example	19

Summary portfolio of investments (See below for each portfolio’s page #)	22

Statements of assets and liabilities	49

Statements of operations	53

Statements of changes in net assets	57

Statement of cash flows	60

Financial highlights	61

Notes to financial statements	66

Report of independent registered public accounting firm	104

Trustees and officers information	105

For more information	109

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
Active Bond Trust	4	22
Bond Trust	5	24
Core Bond Trust	6	25
Global Bond Trust	7	27
High Yield Trust	8	29
Income Trust	9	31
Investment Quality Bond Trust	10	33
Money Market Trust	11	35
Money Market Trust B	12	36
New Income Trust	13	36
Real Return Bond Trust	14	38
Short Term Government Income Trust	15	40
Strategic Income Opportunities Trust	16	41
Total Bond Market Trust B	17	44
Ultra Short Term Bond Trust	18	45

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages we have set forth information regarding the performance of each fixed-income portfolio of the John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10 year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2015. The views expressed are those of the portfolio managers as of December 31, 2015, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation, are not deposits or other obligations of, or guaranteed by, banks and are subject to investment risks, including loss of the principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500, are trademarks of The McGraw-Hill Companies, Inc. Barclays is a registered trademark of Barclays Bank PLC. None of the Bond Trusts is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the trust.

3

Active Bond Trust

Subadvisors: Declaration Management & Research, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC
(John Hancock Asset Management)
Portfolio Managers: Peter Farley, CFA, Jeffrey N. Given, CFA, Howard C. Greene, CFA,

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with an average duration of between 4 and 6 years.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Corporate bonds	39.1
Collateralized mortgage obligations	18.9
U.S. Government Agency	15.2
U.S. Government	11.2
Asset backed securities	10.3
Capital preferred securities	0.8
Preferred securities	0.5
Foreign government obligations	0.5
Municipal bonds	0.4
Term loans	0.2
Short-term investments and other	2.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Active Bond Trust Series NAV shares returned 0.12% and the Barclays U.S. Aggregate Bond Index returned 0.55%.

Environment  >  U.S. bonds advanced modestly in 2015 and yields rose across the board. Short- and long-term rates increased the most, while intermediate-term treasury yields rose by a more modest amount. From a sector perspective, higher-quality bonds outperformed as U.S. treasury bonds and securitized bonds (mortgage- and asset-backed securities) generated the best returns. In contrast, both investment-grade and high-yield corporate bonds declined for the year. High-yield bonds suffered the most severe declines, weighed down by weakness in the energy and commodity-oriented sectors, as well as liquidity concerns highlighted by increased outflows and the high-profile liquidation of a high-yield bond mutual fund at year-end.

Declaration Asset Management & Research, LLC  >   In the Declaration-managed sleeve, security selection was the primary reason behind the strategy’s underperformance of its benchmark in 2015. In particular, securities in the industrials and utilities segments of corporate bond holdings detracted the most, led by the energy and metals and mining industries. On the positive side, security selection among commercial mortgage-backed securities and finance-related corporate bonds aided relative performance. Although an overweight position in corporate bonds detracted from relative results, this was partly offset by an emphasis on the financials sector within corporate bonds. The strategy also benefited from an overweight position in commercial mortgage-backed securities. In contrast, an underweight position in U.S. treasury securities detracted from performance versus the benchmark. The strategy’s duration was shorter than that of its benchmark throughout the year, and this positioning helped limit price declines as bond yields rose.

John Hancock Asset Management  >  In the Hancock-managed sleeve, the trust’s corporate bond holdings contributed positively to performance relative to the index. Although an overweight position in corporate bonds — including a meaningful position in high-yield securities—detracted from relative results, this was partly offset by an emphasis on the financials sector within corporate bond holdings. In addition, security selection among industrial and financial corporate bonds aided relative results. During the year, we reduced exposure to high-yield corporate securities and shifted the proceeds into investment-grade corporate bonds, taking advantage of relative values in the underperforming industrials sector.

Overweight positions in commercial mortgage-backed securities and asset-backed securities compared with the benchmark contributed favorably to performance as these sectors were among the best performers in the bond market during the year. A position in non-government-agency residential mortgage-backed securities also added value. Duration positioning (shorter than that of the benchmark) was modestly positive for performance, helping to limit price declines as bond yields rose.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I	0.17%	4.48%	5.57%	24.50%	71.94%
Active Bond Trust Series II	–0.14%	4.27%	5.35%	23.23%	68.40%
Active Bond Trust Series NAV	0.12%	4.53%	5.62%	24.80%	72.81%
Barclays U.S. Aggregate Bond Index[2,3]	0.55%	3.25%	4.51%	17.32%	55.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

4

Bond Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks income and capital appreciation, by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Corporate bonds	36.7
U.S. Government Agency	30.7
U.S. Government	14.1
Asset backed securities	13.8
Collateralized mortgage obligations	1.4
Capital preferred securities	0.8
Preferred securities	0.1
Short-term investments and other	2.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Bond Trust Series NAV shares returned 0.29% and the Barclays U.S. Aggregate Bond Index returned 0.55%.

Environment  >  U.S. bonds advanced modestly in 2015. The U.S. economy grew in fits and starts, continuing an all-too-familiar pattern from the past several years. After a slow first quarter, the economy rebounded in the second quarter, only to ease back to a moderate growth rate during the second half of the year. Job growth was fairly robust, but consumer spending remained muted despite a sharp decline in energy prices that significantly lowered consumer fuel costs. In December, the U.S. Federal Reserve implemented its first interest rate hike since 2006, and ended a seven-year period of near-zero interest rates.

In this environment, bond yields rose across the board. Short- and long-term rates increased the most, while intermediate-term treasury yields rose by a more modest amount. From a sector perspective, higher-quality bonds outperformed as U.S. treasury bonds and securitized bonds (mortgage- and asset-backed securities) generated the best returns. In contrast, corporate bonds generally declined for the year.

Although an overweight position in corporate bonds detracted from relative results, this was partly offset by an emphasis on the financials sector within the strategy’s corporate bond holdings. Finance-related corporate securities posted positive returns for the year, while industrial and utilities bonds declined. An overweight position in asset-backed securities also aided relative performance for the year. On the downside, an underweight position in U.S. treasury securities detracted from performance versus the benchmark.

The strategy’s duration positioning was modestly positive for performance. The strategy’s duration was shorter than that of its benchmark throughout the year, and this positioning helped limit price declines as bond yields rose. Security selection among the strategy’s corporate bond holdings added value for the year, especially in the financials sector.

We expect the U.S. central bank to be cautious when it comes to further rate hikes in 2016. With oil prices hovering near their lowest levels in a dozen years, we could see a rise in the headline inflation numbers if energy prices begin to recover. Interest income will likely be the major driver of bond market returns in 2016, so we intend to maintain our emphasis on the credit-related sectors, which offer higher yields. Valuations in the corporate sector are attractive given their recent underperformance. We also plan to maintain the fund’s shorter duration as we expect stable to slightly higher interest rates going forward.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Bond Trust Series I2	0.24%	3.28%	—	4.09%	17.53%	—	29.41%
Bond Trust Series II2	0.04%	3.11%	—	3.96%	16.57%	—	28.35%
Bond Trust Series NAV (began 7/29/09)	0.29%	3.24%	—	4.06%	17.31%	—	29.16%
Barclays U.S. Aggregate Bond Index[3,4]	0.55%	3.25%	—	4.04%	17.32%	—	29.01%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and II were first offered on October 31, 2011. For periods prior to October 31, 2011, the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and II. Had the performance for periods prior to October 31, 2011 reflected Series I and/or Series II expenses, performance would be lower.

3	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

5

Core Bond Trust

Subadvisor: Wells Capital Management, Incorporated
Portfolio Managers: Troy Ludgood, Thomas J. O’Connor, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks total return consisting of income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government	28.0
U.S. Government Agency	27.8
Corporate bonds	20.7
Asset backed securities	12.8
Collateralized mortgage obligations	7.1
Foreign government obligations	1.5
Municipal bonds	0.9
Short-term investments	1.2

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Core Bond Trust Series I shares returned 0.31% and the Barclays U.S. Aggregate Bond Index returned 0.55%.

Environment  >  Despite the positive tone entering the year, markets struggled as oil came under renewed selling pressure on oversupply concerns. The third quarter brought the most dramatic developments of the year as a series of crises highlighted the risks that political uncertainty and slowing global growth could have on international markets. Contagion effects raised broader concerns around global economic growth, sending commodities sharply lower, in turn roiling emerging markets. Some calming of global financial conditions and an improving U.S. labor market allowed the U.S. Federal Reserve to finally raise interest rates for the first time in nearly nine years during their December meeting.

Detractors fell mainly in positions within the consumer cyclical, pipeline, and cable media subsectors. EnLink Midstream Partners LP, Viacom, Inc., and Yum! Brands, Inc. (sold) were primary examples. Marathon Oil Corp. also detracted. In credit, security selection was the main contributor to the trust’s performance. Contributors were found mainly within the bank, technology, and sovereign subsectors. Bank and technology contributors were broadly distributed and highlighted by overweights to Morgan Stanley and Fidelity National Information Services, Inc. Exposures to Slovenia and Slovakia were the main sovereign contributors. Positions in Allergan PLC and Reynolds American, Inc. also contributed, with Allergan up on news of its acquisition by Actavis.

In asset-backed securities (ABS), positioning in federal student loans was the largest detractor from performance during the year. Positioning in private student loan ABS and auto dealer floorplan also detracted. In agency mortgages, security selection and active relative value trading contributed to performance. Our sector overweight to ABS contributed to performance as did security-level positioning in credit card ABS. In the commercial mortgage-backed securities (CMBS), we benefited from security selection.

Consistent with our bottom-up relative value process, we maintain a neutral duration. In December we moved to a slight underweight in agency mortgages, reflecting in our view tight valuations on current coupon securities. We also established a slight tactical underweight in credit, reflecting identification of fewer security-specific opportunities and rising idiosyncratic risk in several subsectors such as sovereigns and energy. We continue to overweight ABS and CMBS on stable fundamentals in core sectors and improved valuations versus U.S. treasuries. We look to to take advantage of security selection opportunities as they arise.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Core Bond Trust Series I	0.31%	3.70%	4.87%	19.90%	60.82%
Core Bond Trust Series II	0.11%	3.48%	4.66%	18.66%	57.63%
Core Bond Trust Series NAV	0.36%	3.75%	4.92%	20.19%	61.67%
Barclays U.S. Aggregate Bond Index[2,3]	0.55%	3.25%	4.51%	17.32%	55.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

6

Global Bond Trust

Subadvisor: Pacific Investment Management Company, LLC
Portfolio Managers: Andrew Balls, Sachin Gupta, Lorenzo Pagani, Ph.D.

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks maximum total return, consistent with preservation of capital and prudent investment management. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Foreign government obligations	33.2
Corporate bonds	19.4
U.S. Government	13.5
Collateralized mortgage obligations	11.3
U.S. Government Agency	8.2
Asset backed securities	3.9
Municipal bonds	0.2
Escrow shares	0.1
Term loans	0.1
Short-term investments	10.1

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Global Bond Trust Series I shares declined 3.50% and the J.P. Morgan Global (Unhedged) Government Bond Index declined 2.61%.

Environment  >  2015 began with a host of global central banks re-embracing monetary easing. The U.S. Federal Reserve (Fed) remained an outlier as officials reiterated their desire to hike rates sometime later in the year, emphasizing the importance of incoming data.

During the second quarter, global deflation fears gradually receded as oil prices firmed and the outlook for growth brightened, particularly for developed economies. Global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (EM) ended the quarter on a weaker note.

In the third quarter, negative headlines soured global risk sentiment and generated market volatility across assets. Rising concern over the outlook for Chinese growth sent commodity prices, inflation expectations and EM assets tumbling. The subsequent rise in global financial market volatility drove developed market central banks to reiterate their commitment to accommodative policies and convinced the Fed that it should not hike rates at its September meeting.

The improving backdrop in the fourth quarter was sufficient to give the Fed the confidence to lift policy rates for the first time in nearly a decade. While markets first responded to the long-awaited liftoff with a sense of relief, they remained on edge heading into year-end.

The trust’s duration positioning detracted from performance over the year, particularly U.S. interest rate strategies. Elsewhere in developed space, duration and instrument selection in Japan (underweight to start the year and overweight to finish it) were positive contributors. Exposure to European peripherals, particularly Italy and Spain, added to performance for the year, but this was partially offset by detractions from relative exposure to German interest rates. Moving to EM, exposure to Brazilian duration detracted from returns as rates rose across the curve, however this was partially offset by an allocation to Mexican duration which contributed. Polish interest rate positions were also negative for performance.

In spread sectors, holdings of treasury inflation protected securities (TIPS) detracted from returns as inflation expectations fell. Exposure to high yield corporate bonds also detracted due to security selection and widening spreads. An allocation to non-Agency mortgages was positive for performance as added income outweighed some spread widening. Currency positioning was a strong contributor for the year, particularly long dollar positions versus the euro, Brazilian real, and a basket of Asian currencies.

Derivatives were used in the portfolio and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The portfolio’s exposure to global developed and EM interest rates was partly implemented through the use of interest rate swaps, futures, and options. Currency positioning was gained partially through options and forwards, and credit default swaps contributed to our credit exposure. Finally, some TIPS exposure was gained using swaps.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Global Bond Trust Series I	–3.50%	1.74%	4.34%	8.99%	52.93%
Global Bond Trust Series II	–3.73%	1.52%	4.12%	7.83%	49.76%
Global Bond Trust Series NAV	–3.50%	1.76%	4.37%	9.11%	53.44%
J.P. Morgan Global (Unhedged) Government Bond Index[2,3]	–2.61%	0.34%	3.79%	1.69%	45.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The J.P. Morgan Global (Unhedged) Government Bond Index is an unmanaged index that measures the performance of leading government bond markets based on total return in U.S. currency.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

7

High Yield Trust

Subadvisor: Western Asset Management Company
Portfolio Managers: Michael C. Buchanan, S. Kenneth Leech

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high-yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments, or participations and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Corporate bonds	79.9
Term loans	4.5
Asset backed securities	3.2
Common stocks	1.8
Preferred securities	1.1
U.S. Government	1.1
Collateralized mortgage obligations	0.4
Capital preferred securities	0.4
Foreign government obligations	0.4
Convertible bonds	0.3
Short-term investments and other	6.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the High Yield Trust Series I shares declined 8.32% and the Citigroup High Yield Index declined 5.55%.

Environment  >  The broad high yield market saw spreads widen considerably from December 31, 2014 through December 31, 2015, even excluding energy. Shorter-dated high yield fared even worse. Short-dated high yield are high yield bonds with final maturities of 1 to 5 years. No sub-sector generated a positive absolute return and the dispersion between them was pronounced. The best performing sub-sectors were financials and consumer, while the worst performing were energy and industrials.

Concerns regarding a global economic slowdown and slowing in China in particular weighed on the market throughout the year. Those signs of slowing from China had a particularly negative impact on commodity prices. Crude oil fell close to 40% for the year dragging down the bonds of energy issuers. Other commodities, including iron ore and copper, also fell steeply. However, due to the fact that the energy sector had more than twice the weighting of the metals category within the index, its influence on the asset class’s performance was much more significant.

The average high yield issuer’s fundamental credit condition (excluding energy and metals & mining) remained in reasonable condition, with manageable leverage and historically high interest coverage financial metrics. Though the annual high yield issuer-weighted default rate rose in 2015, the rate remained below the long-term average of 4.50%. Market technical signs presented a different story. Market liquidity was poor and mutual funds experienced net outflows of $10.5 billion. New issuance began the year on a record pace but as market conditions deteriorated in the second half of the year, it fell off considerably.

The trust trailed its primary benchmark, the Citigroup High Yield Index for the year. Sector positioning detracted from performance for the year. The trust was overweight to the bottom performing energy sector and underweight the strong performing technology sector. An overweight to the outperforming transportation industry helped offset some of the drag to performance due to sector allocation. From a quality standpoint, the trust was overweight to CCC-rated issuers while underweight to BBs. This was a negative factor for relative performance given that BBs were only down slightly on average and CCCs were generally down over 12% for the year. Finally, individual issue selection took away from performance. In particular, exposure to specific companies within the energy sector detracted.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I	–8.32%	3.64%	5.21%	19.59%	66.22%
High Yield Trust Series II	–8.55%	3.42%	5.00%	18.29%	62.85%
High Yield Trust Series NAV	–8.38%	3.69%	5.25%	19.89%	66.80%
Citigroup High Yield Index[2,3]	–5.55%	4.62%	6.50%	25.32%	87.63%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Citigroup High Yield Index is an unmanaged index that measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

8

Income Trust

Subadvisor: Franklin Advisers, Inc.
Portfolio Managers: Edward D. Perks, Alex Peters, CFA, Matt Quinlan

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to maximize income while maintaining prospects for capital appreciation. The trust invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks, and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Utilities	13.9
Financials	12.9
Energy	12.3
Industrials	9.7
Consumer discretionary	9.2
Health care	8.6
Information technology	8.1
Materials	7.2
Telecommunication services	6.2
Consumer staples	3.3
Short-term investments and other	8.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Income Trust Series NAV shares declined 6.22% and the benchmark, a blend of 50% S&P 500 Index and 50% Barclays U.S. Aggregate Bond Index, returned 1.21%.

Environment  >  During the period, most equity indexes were relatively flat, despite periods of volatility. Within fixed income, high yield corporate bonds had negative returns as yield spreads over Treasuries widened during the period.

The trust’s equity holdings underperformed the S&P 500 Index during the period primarily due to weakness in the energy and materials sectors. During the period, crude oil prices declined and hurt the share prices of oil companies including Royal Dutch Shell PLC, Chevron Corp., BP PLC, and Total SA. Our position in oil and gas producer Anadarko Petroleum Corp. was another detractor as prices fell. Rio Tinto PLC, Freeport-McMoRan, Inc. (sold), and BHP Billiton PLC were among the worst materials sector decliners. These operators suffered from dramatically lower commodity prices and lighter volumes.

Conversely, the trust’s industrials sector holdings contributed to performance, particularly investments in aerospace and defense. Raytheon Company and Lockheed Martin Corp. enjoyed growth and improving margins and cash flows. General Electric Company delivered strong results because of the company’s restructuring efforts, which could allow the company to become even more focused around its leading industrial segments. In health care, Pfizer, Inc. and Eli Lilly & Company benefited from new drug development prospects.

Energy was a primary fixed income detractor driven by declines in the securities of exploration and production companies including Chesapeake Energy Corp., Linn Energy LLC and Energy XXI Gulf Coast, Inc. Commodity price declines raised investor concerns over these companies’ ability to manage cash flows and meet debt obligations. Coal mining holdings weighed on performance due to factors including falling prices, lower volumes and concerns regarding the decline of coal as a fuel source. We eliminated our positions in detractors including Peabody Energy Corp., Arch Coal, Inc. secured bonds and Alpha Natural Resources, Inc. In contrast, our holdings in fixed income securities of large banks such as Citigroup, Inc., JPMorgan Chase & Co. and Wells Fargo & Company contributed to trust performance. These firms reduced costs, improved their capital bases and were viewed to be beneficiaries of rising interest rates. The information technology sector also helped the trust. First Data Corp.’s shares rose as the company completed an initial public offering and strengthened its balance sheet. Freescale Semiconductor, Inc. (sold) also made gains as it improved its cash flow and strengthened its balance sheet.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Income Trust Series NAV (began 5/1/07)	–6.22%	5.55%	—	3.93%	30.98%	—	39.66%
S&P 500 Index[2,5]	1.38%	12.57%	—	6.04%	80.75%	—	66.33%
Barclays U.S. Aggregate Bond Index[3,5]	0.55%	3.25%	—	4.47%	17.32%	—	46.06%
Blended Index[4,5]	1.21%	8.02%	—	5.60%	47.05%	—	60.41%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded common stocks.

3	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Blended Index is 50% S&P 500 Index and 50% Barclays U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

9

Investment Quality Bond Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Campe Goodman, CFA, Lucius T. (L.T.) Hill, III, Joseph F. Marvan, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to provide a high level of current income consistent with the maintenance of principal and liquidity, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The trust will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer-term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Corporate bonds	28.1
U.S. Government Agency	25.3
Asset backed securities	15.4
Collateralized mortgage obligations	13.5
U.S. Government	7.8
Term loans	3.3
Foreign government obligations	1.8
Municipal bonds	1.3
Capital preferred securities	0.1
Short-term investments	3.4

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Investment Quality Bond Trust Series I shares declined 0.82% and the Barclays U.S. Aggregate Bond Index returned 0.55%.

Environment  >  Fixed income markets were volatile over the period as investors grappled with growing global divergences in economic growth and central bank policy. In the first half of the period, the European Central Bank launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England on the sidelines while the U.S. Federal Reserve (Fed) charted a course for policy normalization.

The fragile global economy, a stronger dollar, and falling oil prices created headwinds for the manufacturing sector. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. While low commodity prices suppressed headline inflation, core consumer prices started to gradually move higher, giving the Fed confidence to raise rates in December.

Globally, most spread sectors, with the exception of corporates, posted positive absolute returns as coupon income helped offset the impact of rising interest rates and widening spreads. Most sectors underperformed duration-equivalent government bonds as spreads generally widened over the volatile period. High yield in particular experienced significant volatility on falling oil prices, China slowdown concerns, and a sharp increase in fund outflows. The U.S. dollar appreciated strongly against most major currencies. Commodity-dependent countries such as New Zealand, Norway, and Canada saw their currencies depreciate the most over the year.

During the period, the trust’s underperformance was driven by an allocation to unhedged local currency emerging markets debt, as emerging market currencies depreciated against the U.S. dollar. High yield exposure negatively impacted relative results; specifically, the trust’s use of high yield derivatives, which were used as a source of liquidity and to manage overall portfolio risk. Positioning within agency mortgage backed security (MBS) pass-throughs was also unfavorable. An overweight to, and security selection within, investment grade financials partially offset these negative results.

Derivatives are an important part of the investment process for the trust. During the period treasury futures, interest rate swaps, and options were used to manage the trust’s duration and yield curve positioning. Consumer price index swaps were used to establish a position to take advantage of inflation expectations. Credit default swaps were used to gain exposure to specific credits and to hedge existing credit exposure. We bought and sold protection on credit default swap indices to manage exposure to certain sectors like emerging markets, and to tactically manage credit exposure and overall portfolio risk. Additionally, interest rate futures, currency forwards and options were used to implement the trust’s non-U.S. rate and currency strategies. In isolation, the derivative instruments used detracted from performance during the period. The derivatives did not have a meaningful impact on the risk of the portfolio as they were used to gain or reduce exposure to securities or indices more efficiently, or to hedge certain exposures.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I	–0.82%	3.59%	4.54%	19.29%	55.89%
Investment Quality Bond Trust Series II	–1.02%	3.38%	4.33%	18.10%	52.82%
Investment Quality Bond Trust Series NAV	–0.68%	3.65%	4.59%	19.65%	56.70%
Barclays U.S. Aggregate Bond Index[2,6]	0.55%	3.25%	4.51%	17.32%	55.52%
Barclays U.S. Credit Bond Index[3,6]	–0.77%	4.38%	5.18%	23.90%	65.63%
Barclays U.S. Government Bond Index[4,6]	0.86%	2.77%	4.10%	14.63%	49.49%
Blended Index[5,6]	0.04%	3.58%	4.67%	19.24%	57.81%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	Barclays U.S. Credit Bond Index is an unmanaged index of dollar-denominated publicly issued U.S. corporates, specified foreign debentures and secured notes.

4	Barclays U.S. Government Bond Index is an unmanaged index of U.S. treasury and government agency bonds.

5	The Blended Index is composed of 50% Barclays U.S. Government Bond Index and 50% Barclays U.S. Credit Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

10

Money Market Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Manager: Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to obtain maximum current income, consistent with preservation of principal and liquidity, by investing in high-quality, U.S. dollar-denominated money market instruments.

Portfolio Composition*	% of Total
Commercial paper	57.6
U.S. Government Agency	17.7
U.S. Government	16.1
Certificate of deposit	8.6

*	As a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

The International Monetary Fund approved the renminbi as an important world currency after acknowledging China’s achievements in economic reform and its progress towards maintaining a healthy economy, despite the fact that China’s economic data in the first half of the year was weaker-than-expected.

Greece’s debt levels coupled with geopolitical tension in Eastern Europe caused global concern in the first quarter of the year. In the third quarter, Greece’s parliament approved the austerity measures set forth by the country’s creditors. In the last quarter of the year, the European Central Bank decided to extend its quantitative easing program of purchasing government bonds as a result of the eurozone consistently showing weak inflation growth below its annual inflation target of 2%.

Although the U.S. started the year with weak economic data, inflation growth and improvements in the labor market resulted in the Federal Reserve (Fed) raising its target federal funds rate by 25 basis points to between 0.25% and 0.50% after the Federal Open Market Committee meeting on December 16.

At the end of the period, the majority of the trust’s holdings consisted of corporate paper, with both fixed-rate and floating-rate terms. The trust also incorporated a mix of federal agency discount notes and U.S.treasury bills. The average term-to-maturity was 46 days, slightly shorter than the trust’s allowable maximum of 60 days.

We believe the Fed may gradually increase the federal funds rate during 2016 as economic conditions warrant. We expect to continue to add yield through the purchase of longer-dated treasuries and federal agency paper. This will be balanced at the shorter end primarily with commercial paper.

11

Money Market Trust B

Subadvisor: John Hancock Asset Management (North America)
Portfolio Manager: Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to obtain maximum current income, consistent with preservation of principal and liquidity, by investing in high-quality, U.S. dollar denominated money market instruments.

Portfolio Composition*	% of Total
Commercial paper	65.1
U.S. Government	16.3
Certificate of deposit	7.8
Corporate interest-bearing obligations	4.8
U.S. Government Agency	3.9
Other assets and liabilities, net	2.1

*	As a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

The International Monetary Fund approved the renminbi as an important world currency after acknowledging China’s achievements in economic reform and its progress towards maintaining a healthy economy, despite the fact that China’s economic data in the first half of the year was weaker-than-expected.

Greece’s debt levels coupled with geopolitical tension in Eastern Europe caused global concern in the first quarter of the year. In the third quarter, Greece’s parliament approved the austerity measures set forth by the country’s creditors. In the last quarter of the year, the European Central Bank decided to extend its quantitative easing program of purchasing government bonds as a result of the eurozone consistently showing weak inflation growth below its annual inflation target of 2%.

Although the U.S. started the year with weak economic data, inflation growth and improvements in the labor market resulted in the Federal Reserve (Fed) raising its target federal funds rate by 25 basis points to between 0.25% and 0.50% after the Federal Open Market Committee meeting on December 16.

At the end of the period, the majority of the trust’s holdings consisted of corporate paper, with both fixed-rate and floating-rate terms. The trust also incorporated a mix of federal agency discount notes and U.S.treasury bills. The average term-to-maturity was 42 days, slightly shorter than the allowable maximum of 60 days.

We believe the Fed may gradually increase the federal funds rate during 2016 as economic conditions warrant. We expect to continue to add yield through the purchase of longer-dated treasuries and federal agency paper. This will be balanced at the shorter end primarily with commercial paper.

12

New Income Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Daniel O. Shackelford

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income consistent with the preservation of capital, by investing at least 80% of its total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage and asset-backed securities, corporate bonds, foreign securities (up to 10% of total assets) including emerging markets, collateralized mortgage obligations, treasury inflation protected securities and other securities, including, on occasion, equities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Corporate bonds	32.0
U.S. Government Agency	27.3
U.S. Government	15.9
Collateralized mortgage obligations	11.4
Asset backed securities	9.4
Municipal bonds	1.4
Foreign government obligations	1.4
Term loans	1.1
Short-term investments and other	0.1

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2015, the New Income Trust Series NAV shares returned 0.22% and the Barclays U.S. Aggregate Bond Index returned 0.55%.

Environment  >  Despite rising rates across the yield curve, U.S. treasuries posted positive total returns, as did most other sectors. A notable exception was investment-grade (IG) corporate bonds, as heavy new issuance and risk aversion stemming from volatile global markets and declining oil and commodity prices weighed on parts of the sector. Securitized assets, such as mortgage-backed securities (MBS), commercial mortgage-backed securities, and asset-backed securities (ABS) posted relatively strong returns. These asset classes remained somewhat insulated from global market turmoil and weakness in oil and commodity industries. In December, the Federal Reserve hiked its federal funds target range by 0.25%—the first increase since 2006. The move was well telegraphed, and investors began selling off shorter-maturity bonds well in advance.

Currency positioning in the trust detracted overall. Although exposure to local rates in Brazil and Mexico added value, our exposure to the Mexican peso and the Brazilian real weighed on results. A strengthening economy for Mexico was not enough to counter the strong U.S. dollar, which worked against the peso. In Brazil, a weak economic environment as well as the strengthening U.S. dollar put pressure on the country’s currency. Sector allocation overall was slightly negative. Relative gains from overweighting ABS and under weighting government related securities were largely offset by our underweight of treasuries. Although treasuries came under pressure from rising rates, the asset class outperformed the index. The trust’s overweight to IG corporate bonds detracted as the sector struggled with heavy supply, and our out-of-benchmark position in high yield bonds and bank loans weighed on results due to the sector’s high exposure to troubled oil and commodity issuers.

The trust’s performance on the positive side was primarily driven by security selection in investment-grade corporate bonds and MBS. Within corporate bonds, our overweight to financials was a notable contributor. Investors viewed financials as a less-volatile option within the corporate bond universe, which has struggled with heavy new issuance and felt the effects of oil and commodity price weakness. Our selections within MBS added value as our decision to overweight 30-year mortgages helped. Overweight positions in Government National Mortgage Association securities, in particular, outperformed and meaningfully aided returns. Domestic bank and foreign investor demand provided a supportive backdrop for Ginnie Mae issues. Our allocations to higher-coupon MBS also helped, as volatility was subdued and generally rising rates suppressed refinance concerns.

The portfolio is currently holding credit default swap index instruments, interest rate futures, currency forwards, and non-deliverable forwards, generating a gross exposure equal to approximately 12% of fund assets. These instruments were held at various points throughout the reporting period. The estimated return impact from employing currency forwards was slightly positive.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
New Income Trust Series NAV	0.22%	3.09%	4.30%	16.45%	52.40%
Barclays U.S. Aggregate Bond Index[2,3]	0.55%	3.25%	4.51%	17.32%	55.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

13

Real Return Bond Trust

Subadvisor: Pacific Investment Management Company, LLC
Portfolio Managers: Jeremie Banet, Mihir P. Worah

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and foreign governments, their agencies, or instrumentalities and corporations, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government	53.2
Corporate bonds	4.7
Foreign government obligations	3.5
Collateralized mortgage obligations	2.9
Asset backed securities	1.5
U.S. Government Agency	1.2
Purchased options	0.1
Short-term investments	32.9

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Real Return Bond Trust Series I shares declined 2.95% and the Barclays U.S. TIPS Index declined 1.44%.

Environment  >  2015 began with a host of global central banks re-embracing monetary easing. The U.S. Federal Reserve (Fed) remained an outlier as officials reiterated their desire to hike rates sometime later in the year, emphasizing the importance of incoming data.

During the second quarter, global deflation fears gradually receded as oil prices firmed and the outlook for growth brightened, particularly for developed economies. Global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (EM) ended the quarter on a weaker note.

In the third quarter, negative headlines soured global risk sentiment and generated market volatility across assets. Rising concern over the outlook for Chinese growth sent commodity prices, inflation expectations and EM assets tumbling. The subsequent rise in global financial market volatility drove developed market central banks to reiterate their commitment to accommodative policies and convinced the Fed that it should not hike rates at its September meeting.

The improving backdrop in the fourth quarter was sufficient to give the Fed the confidence to lift policy rates for the first time in nearly a decade. While markets first responded to the long-awaited liftoff with a sense of relief, they remained on edge heading into year-end.

The trust’s duration positioning detracted from performance over the year. In real rates space, focusing on the belly of the curve in treasury inflation protected securities contributed to returns as the real yield curve steepened. Outside of the U.S., allocations to British index-linked bonds detracted from performance as rates rose. Tactical positions in Mexican inflation-linked bonds were negative for returns as real rates sold off for medium and long maturities. In nominal space, modest exposure to Brazilian nominal duration also detracted, as rates rose amid heightened political tensions.

In spread sectors, overweight exposure to long-dated U.S. breakeven inflation positions detracted from returns as the dip in commodity prices and China headlines put heavy pressure on inflation expectations. Currency space was also a source of positive returns, as long U.S. dollar positions relative to the euro and a basket of Asian currencies both benefited from a strengthening dollar.

Derivatives were used in the portfolio and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The trust’s exposure to U.K. inflation was partially gained through the use of inflation swaps, and Brazilian nominal exposure was gained using zero coupon swaps. U.S. breakeven exposure was partially gained through the use of swaps, futures, and options.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Real Return Bond Trust Series I	–2.95%	2.38%	3.79%	12.49%	45.00%
Real Return Bond Trust Series II	–3.10%	2.19%	3.58%	11.43%	42.16%
Real Return Bond Trust Series NAV	–2.94%	2.44%	3.82%	12.80%	45.54%
Barclays U.S. TIPS Index[2,3]	–1.44%	2.55%	3.93%	13.41%	47.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Barclays U.S. TIPS Index is an unmanaged index of fixed-rate U.S. treasury Inflation Protected Securities with at least one year to maturity.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

14

Short Term Government Income Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income, consistent with preservation of capital, by investing at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities, or instrumentalities (U.S. government securities). Under normal circumstances, the trust’s effective duration is no more than three years. Maintaining a stable share price is a secondary goal.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government Agency	70.4
U.S. Government	23.2
Collateralized mortgage obligations	3.9
Short-term investments and other	2.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Short Term Government Income Trust Series NAV shares returned 0.69% and the Barclays U.S. Government 1-5 Year Index returned 0.93%.

Environment  >  Short-term U.S. bonds advanced in 2015. The U.S. economy grew in fits and starts, continuing an all-too-familiar pattern from the past several years. After a slow first quarter, the economy rebounded in the second quarter, only to ease back to a moderate growth rate during the second half of the year. Job growth was relatively robust, but manufacturing activity steadily declined, and consumer spending remained muted despite a sharp decline in energy prices that significantly lowered consumer fuel costs. In December, the Federal Reserve’s (Fed) first rate hike since 2006 ended a seven-year period of near-zero interest rates.

Sector allocation contributed to the trust’s performance in 2015. The trust remained focused on higher-yielding short-term government securities, including callable government agency notes and residential mortgage-backed securities, which together comprised the largest proportion of net assets on average during the year. The higher yields of these securities aided performance.

The trust’s duration positioning was modestly positive for performance. Duration was shorter than that of its benchmark throughout the year, and this positioning helped limit price declines as bond yields rose. Toward the end of the year, we shifted the trust’s duration closer to neutral compared with the benchmark’s duration.

The Fed has made its first proactive move to normalize short-term interest rates, but we expect the U.S. central bank to be cautious when it comes to further rate hikes in 2016. As a result, we intend to maintain the trust’s emphasis on higher-yielding sectors of the short-term government bond market, including mortgage-backed securities and U.S. government agency notes. This approach allows the portfolio to capture higher overall yields, which are a significant component of total return for short-term bonds.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Short Term Government Income Trust Series I2	0.64%	0.97%	—	1.43%	4.97%	—	10.48%
Short Term Government Income Trust Series II2	0.36%	0.76%	—	1.26%	3.84%	—	9.16%
Short Term Government Income Trust Series NAV (began 1/2/09)	0.69%	1.02%	—	1.48%	5.23%	—	10.81%
Barclays U.S. Government 1-5 Year Index[3,4]	0.93%	1.23%	—	1.52%	6.29%	—	11.17%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on April 30, 2010. For periods prior to April 30, 2010 the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to April 30, 2010 reflected Series I and/or Series II expenses, performance would be lower.

3	The Barclays U.S. Government 1-5 Year Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

15

Strategic Income Opportunities Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Thomas C. Goggins, Daniel S. Janis, III, Kisoo Park

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income by investing primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and high-yield bonds. The trust may also invest in other types of debt securities and preferred stocks.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Corporate bonds	47.5
Foreign government obligations	20.3
Preferred securities	7.2
Collateralized mortgage obligations	5.7
Asset backed securities	4.8
Common stocks	3.9
Municipal bonds	3.6
Convertible bonds	2.0
Capital preferred securities	0.3
Term loans	0.3
Purchased options	0.2
Short-term investments and other	4.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Strategic Income Opportunities Trust Series I shares returned 1.22% and the Barclays U.S. Aggregate Bond Index returned 0.55%.

Environment  >  Financial market volatility increased over the past year as a result of global growth concerns, diverging central bank policies, heightened geopolitical uncertainty and the risk of a Greek exit from the eurozone. Global central banks controlled most of the headlines early in the year, with multiple central banks taking action. The European Central Bank (ECB) exceeded market expectations with a sovereign quantitative easing announcement. By mid-year, the risk of a Greek exit from the eurozone had increased until a tentative bailout agreement was reached. As those worries subsided, markets focused on China, whose devaluation of the renminbi in mid-August triggered serious concerns about the health of the Chinese economy and market volatility followed. At the end of the year, investors eagerly awaited the U.S. Federal Reserve Board’s (Fed) December meeting, when the Fed finally initiated the normalization of its monetary easing policy. Broadly speaking, risk assets sold off during the year, led by high-yield corporates and emerging market debt (EM). Currency markets also experienced increased volatility, with the U.S. dollar stronger against most currencies.

Sector allocation detracted from the trust’s relative performance during the period, primarily an overweight position in high-yield corporates and convertibles, and an underweight position in U.S. treasuries and agency mortgage-backed securities (MBS) as investors shunned risk assets and flocked toward treasuries. However, within the high-yield corporate allocation, security selection was largely positive as we have embraced more stable sectors, which performed well on a relative basis. Currency management was a slight detractor from performance during the period. The trust’s exposure to EM currencies, such as the Mexican peso and Thai baht, detracted from performance. This was partially offset by our use of the Canadian dollar to cross-hedge those positions.

It is our view that higher volatility will continue into the first part of 2016 across all asset classes (fixed income, equities, commodities and foreign exchange) as markets digest the Fed’s first interest rate hike in almost a decade and low commodity prices continue to put pressure on certain sectors of the credit markets and major exporting countries. We will be watching the markets and looking for a number of different triggers that could bring stability before contemplating an increase in risk within the Fund. These triggers could include, but are not limited to, increased visibility in the path of interest rate hikes by the Fed, confirmation of a bottoming in Europe’s economy and a better understanding of the pace of economic growth in China.

We believe that treasury yields will rise over time. However, external factors, such as foreign economic growth, monetary easing policies, and relative yield levels across developed markets, may keep long-term rates in the U.S. lower for an extended period of time. Given the absolute level of yields, we would continue to maintain a slightly lower duration bias. We continue to embrace credit risk in the trust, but have been lowering the risk profile and reducing our non-investment-grade corporate exposures.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Strategic Income Opportunities Trust Series I	1.22%	4.92%	6.52%	27.12%	87.99%
Strategic Income Opportunities Trust Series II	1.01%	4.71%	6.29%	25.89%	84.03%
Strategic Income Opportunities Trust Series NAV	1.27%	4.97%	6.56%	27.42%	88.69%
Barclays U.S. Aggregate Bond Index[2,3]	0.55%	3.25%	4.51%	17.32%	55.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

16

Total Bond Market Trust B

Subadvisor: Declaration Management & Research, LLC
Portfolio Manager: Peter Farley, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks to track the performance of the Barclays U.S. Aggregate Bond Index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government	35.8
U.S. Government Agency	28.5
Corporate bonds	25.3
Foreign government obligations	2.7
Collateralized mortgage obligations	1.5
Municipal bonds	0.8
Asset backed securities	0.5
Short-term investments	4.9

*	As a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year ended December 31, 2015, the Total Bond Market Trust B Series NAV shares returned 0.30% and the Barclays U.S. Aggregate Bond Index returned 0.55%.

Environment  >  U.S. bonds advanced modestly in 2015. The U.S. economy grew in fits and starts, continuing an all-too-familiar pattern from the past several years. After a slow first quarter, the economy rebounded in the second quarter, only to ease back to a moderate growth rate during the second half of the year. Job growth was relatively robust, sending the unemployment rate down to 5%—its lowest level since April 2008. Vehicle sales and the housing market were also solid throughout much of the year. In contrast, manufacturing activity steadily declined, and consumer spending remained muted despite a sharp decline in energy prices that significantly lowered consumer fuel costs.

At the beginning of the year, the U.S. Federal Reserve (Fed) signaled its intent to raise its short-term interest rate target in 2015, but low inflation and slowing growth outside of the U.S., particularly in China, held the Fed in check. Ultimately, it took the Fed until December to deliver on its promise. The Fed’s first rate hike since 2006, which lifted the federal funds rate from a range of 0% to 0.25% to a range of 0.25% to 0.50%, ended a seven-year period of near-zero interest rates.

In this environment, bond yields rose across the board. Short- and long-term rates increased the most, while intermediate-term treasury yields rose by a more modest amount. From a sector perspective, higher-quality bonds outperformed as U.S. treasury bonds and securitized bonds (mortgage- and asset-backed securities) generated the best returns. In contrast, corporate bonds declined for the year. The strategy’s duration positioning detracted from relative results for the year due to slight mismatches along the credit curve. Sector allocation was also modestly negative. Security selection added positively to performance.

The Fed has made its first proactive move to normalize short-term interest rates, but we expect the U.S. central bank to be cautious when it comes to further rate hikes in 2016. With oil prices hovering near their lowest levels in a dozen years, we could see a rise in the headline inflation numbers if energy prices begin to recover. We expect interest income to be the major driver of bond market returns in 2016, so we intend to maintain our emphasis on the credit-related sectors, which offer higher yields. In addition, valuations in the corporate sector are attractive given their recent underperformance. We also plan to maintain the strategy’s shorter duration as we expect stable to slightly higher interest rates going forward.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Total Bond Market Trust B Series I2	0.25%	3.03%	4.48%	16.12%	55.02%
Total Bond Market Trust B Series II2	0.05%	2.90%	4.41%	15.34%	53.97%
Total Bond Market Trust B Series NAV	0.30%	3.05%	4.49%	16.23%	55.16%
Barclays U.S. Aggregate Bond Index[3,4]	0.55%	3.25%	4.51%	17.32%	55.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

17

Ultra Short Term Bond Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA , Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The trust seeks a high level of current income, consistent with the maintenance of liquidity and the preservation of capital, by investing at least 80% of its net assets in a diversified portfolio of domestic, investment-grade debt securities. Debt securities may be issued by governments, companies, or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The trust may also invest in cash and cash equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Corporate bonds	59.8
Asset backed securities	17.2
U.S. Government	13.6
U.S. Government Agency	5.2
Collateralized mortgage obligations	0.7
Short-term investments and other	3.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the Ultra Short Term Bond Trust Series I shares declined 0.04% and the BofA Merrill Lynch 6-Month Treasury Bill returned 0.22%.

Environment  >  Short-term U.S. bonds advanced in 2015. The U.S. economy grew in fits and starts, continuing an all-too-familiar pattern from the past several years. After a slow first quarter, the economy rebounded in the second quarter, only to ease back to a moderate growth rate during the second half of the year. Job growth was relatively robust, but manufacturing activity steadily declined, and consumer spending remained muted despite a sharp decline in energy prices that significantly lowered consumer fuel costs.

At the beginning of the year, the U.S. Federal Reserve (Fed) signaled its intent to raise its short-term interest rate target in 2015, but low inflation and slowing growth outside of the U.S., particularly in China, held the Fed in check. Ultimately, it took the Fed until December to deliver on its promise. The Fed’s first rate hike since 2006 ended a seven-year period of near-zero interest rates. As a result, short-term bond yields rose in 2015, tracking the Fed’s well-anticipated rate hike.

The trust continued to emphasize higher-yielding short-term securities during the year. As such, more than half of the portfolio was invested in short-term corporate securities, which offer the highest yields among short-term bonds. A significant portion of the trust was invested in asset-backed securities, most of which carry strong ratings and are backed by auto loans and credit card debt. The remainder of the trust’s portfolio consisted of small positions in short-term U.S. treasury bills and floating-rate mortgage-backed securities.

Financial securities, which were the leading performers in the corporate bond market, comprised a substantial proportion of the trust’s corporate bond holdings. Exposure to non-U.S. corporate securities was a drag on relative performance, particularly in the metals and mining industry.

The Fed has made its first proactive move to normalize short-term interest rates, but we expect the U.S. central bank to be cautious when it comes to further rate hikes in 2016. As a result, we intend to maintain the fund’s emphasis on higher-yielding sectors of the short-term government bond market, particularly corporate bonds and asset-backed securities. This approach allows the portfolio to capture higher overall yields, which are a significant component of total return for short-term bonds.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	Since inception	5-year	10-year	Since Inception
Ultra Short Term Bond Trust Series I (began 7/29/10)	–0.04%	0.11%	—	0.07%	0.53%	—	0.38%
Ultra Short Term Bond Trust Series II (began 7/29/10)	–0.15%	–0.09%	—	–0.12%	–0.43%	—	–0.67%
Ultra Short Term Bond Trust Series NAV (began 7/29/10)	0.01%	0.15%	—	0.12%	0.77%	—	0.64%
BofA Merrill Lynch 6-Month Treasury Bill Index[2,3]	0.22%	0.19%	—	0.21%	0.96%	—	1.12%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The BofA Merrill Lynch 6-Month Treasury Bill Index is an unmanaged index tracking 6-month U.S. government securities.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

18

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period [1] 7/1/2015 – 12/31/2015	Annualized Expense Ratio
Active Bond Trust
Series I — Actual	$1,000.00	$996.60	$3.47	0.69%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%
Series II — Actual	1,000.00	994.60	4.47	0.89%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Series NAV — Actual	1,000.00	996.10	3.22	0.64%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.26	0.64%
Bond Trust
Series I — Actual	$1,000.00	$1,001.70	$3.23	0.64%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.26	0.64%
Series II — Actual	1,000.00	1,001.20	4.24	0.84%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Series NAV — Actual	1,000.00	1,002.20	2.98	0.59%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.01	0.59%
Core Bond Trust
Series I — Actual	$1,000.00	$1,003.90	$3.38	0.67%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Series II — Actual	1,000.00	1,002.60	4.39	0.87%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Series NAV — Actual	1,000.00	1,004.40	3.18	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%

19

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period [1] 7/1/2015 – 12/31/2015	Annualized Expense Ratio
Global Bond Trust
Series I — Actual	$1,000.00	$999.30	$4.13	0.82%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.18	0.82%
Series II — Actual	1,000.00	998.00	5.14	1.02%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Series NAV — Actual	1,000.00	999.30	3.88	0.77%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
High Yield Trust
Series I — Actual	$1,000.00	$896.40	$3.78	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Series II — Actual	1,000.00	894.50	4.73	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series NAV — Actual	1,000.00	895.50	3.54	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Income Trust
Series NAV — Actual	$1,000.00	$946.60	$3.97	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%
Investment Quality Bond Trust
Series I — Actual	$1,000.00	$997.80	$3.47	0.69%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%
Series II — Actual	1,000.00	996.70	4.48	0.89%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Series NAV — Actual	1,000.00	998.40	3.27	0.65%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Money Market Trust
Series I — Actual	$1,000.00	$1,000.00	$0.86	0.17%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%
Series II — Actual	1,000.00	1,000.00	0.86	0.17%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%
Money Market Trust B
Series NAV — Actual	$1,000.00	$1,000.00	$0.86	0.17%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%
New Income Trust
Series NAV — Actual	$1,000.00	$1,003.00	$2.88	0.57%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.91	0.57%
Real Return Bond Trust
Series I — Actual	$1,000.00	$969.70	$5.56	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series II — Actual	1,000.00	969.00	6.55	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.72	1.32%
Series NAV — Actual	1,000.00	969.80	5.31	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Short Term Government Income Trust
Series I — Actual	$1,000.00	$998.40	$3.32	0.66%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%
Series II — Actual	1,000.00	997.20	4.33	0.86%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Series NAV — Actual	1,000.00	998.90	3.07	0.61%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%
Strategic Income Opportunities Trust
Series I — Actual	$1,000.00	$996.40	$3.72	0.74%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Series II — Actual	1,000.00	995.10	4.73	0.94%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Series NAV — Actual	1,000.00	996.10	3.47	0.69%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%

20

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period [1] 7/1/2015 – 12/31/2015	Annualized Expense Ratio
Total Bond Market Trust B
Series I — Actual	$1,000.00	$1,005.40	$1.52	0.30%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series II — Actual	1,000.00	1,004.40	2.53	0.50%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Series NAV — Actual	1,000.00	1,005.90	1.26	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Ultra Short Term Bond Trust
Series I — Actual	$1,000.00	$998.80	$3.27	0.65%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Series II — Actual	1,000.00	998.50	4.28	0.85%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series NAV — Actual	1,000.00	999.30	3.02	0.60%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.06	0.60%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

21

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

Active Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 26.4%
Treasury Inflation Protected Securities - 0.5%
0.375%, 07/15/2025	$4,021,789	$3,887,119	0.5%
U.S. Treasury Bonds - 4.5%
2.500%, 02/15/2045	19,241,000	17,228,276	2.2%
2.750%, 11/15/2042	10,105,000	9,614,513	1.2%
2.875%, 08/15/2045	8,745,000	8,476,843	1.1%
		35,319,632
U.S. Treasury Notes - 6.2%
2.000%, 07/31/2022
to 02/15/2025	3,700,000	3,660,428	0.5%
2.250%, 11/15/2025	41,621,000	41,527,852	5.4%
2.375%, 12/31/2020	2,500,000	2,571,298	0.3%
		47,759,578
Federal Home Loan Bank - 0.1%		707,706	0.1%
Federal Home Loan Mortgage Corp. - 1.4%
3.000%, 03/01/2043	1,958,629	1,968,291	0.3%
4.000%, 11/01/2043
to 02/01/2044	2,296,058	2,441,905	0.3%
4.500%, 09/01/2023
to 10/01/2041	5,393,265	5,829,854	0.7%
OTHER SECURITIES		735,472	0.1%
		10,975,522
Federal National Mortgage Association - 12.8%
3.000%, TBA (C)	15,250,000	15,250,766	2.0%
3.000%, 07/01/2027
to 05/01/2043	1,861,784	1,886,913	0.3%
3.500%, 02/01/2026
to 04/01/2045	16,550,167	17,149,638	2.0%
4.000%, 10/01/2025
to 09/01/2044	17,955,012	19,091,538	2.5%
4.500%, 08/01/2040
to 08/01/2041	15,590,645	16,918,485	2.2%
5.000%, 05/01/2018
to 04/01/2041	8,608,933	9,470,382	1.3%
5.500%, 02/01/2018
to 11/01/2039	7,405,871	8,272,043	1.1%
6.000%, 05/01/2035
to 02/01/2036	4,344,622	4,936,686	0.6%
6.500%, 01/01/2039
to 06/01/2039	1,635,290	1,873,746	0.3%
OTHER SECURITIES		3,952,898	0.5%
		98,803,095
Government National Mortgage Association - 0.9%
4.000%, 02/15/2041	4,529,906	4,843,422	0.6%
OTHER SECURITIES		1,878,547	0.3%
		6,721,969
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $199,305,344)		$204,174,621

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 0.5%
Argentina - 0.1%		$863,142	0.1%
Germany - 0.2%		1,332,929	0.2%
Mexico - 0.1%		770,297	0.1%
Panama - 0.1%		662,780	0.1%
United Kingdom - 0.0%		180,454	0.0%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $3,361,282)		$3,809,602

CORPORATE BONDS - 39.1%
Consumer discretionary - 4.8%
Ford Motor Credit Company LLC
5.875%, 08/02/2021	$1,384,000	1,543,406	0.2%
OTHER SECURITIES		35,757,158	4.6%
		37,300,564
Consumer staples - 1.8%
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	1,140,387	1,411,312	0.2%
OTHER SECURITIES		12,903,530	1.6%
		14,314,842
Energy - 4.0%		31,317,907	4.0%
Financials - 16.5%
AXA SA (6.463% to 12/14/2018,
then 3 month LIBOR + 1.449%)
12/14/2018 (Q)(S)	1,440,000	1,471,680	0.2%
Leucadia National Corp.
5.500%, 10/18/2023	1,770,000	1,729,032	0.2%
Willis Group Holdings PLC
5.750%, 03/15/2021	1,350,000	1,492,579	0.2%
OTHER SECURITIES		122,814,711	15.9%
		127,508,002
Health care - 1.7%		12,860,302	1.7%
Industrials - 4.3%
Textron Financial Corp. (6.000% to
02/15/2017, then 3 month
LIBOR + 1.735%)
02/15/2067 (S)	2,955,000	2,098,050	0.3%
OTHER SECURITIES		30,787,839	4.0%
		32,885,889
Information technology - 0.9%		6,800,814	0.9%
Materials - 1.6%		12,070,788	1.6%
Telecommunication services - 1.7%		13,130,009	1.7%
Utilities - 1.8%
NiSource Finance Corp.
4.800%, 02/15/2044	1,860,000	1,889,116	0.2%
OTHER SECURITIES		12,118,921	1.6%
		14,008,037
TOTAL CORPORATE BONDS (Cost $305,896,475)		$302,197,154
CAPITAL PREFERRED SECURITIES - 0.8%
Financials - 0.8%
ZFS Finance USA Trust V (6.500%
to 05/09/2017, then 3 month
LIBOR + 2.285%)
05/09/2037 (S)	1,580,000	1,611,600	0.2%

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
OTHER SECURITIES		$4,612,046	0.6%
		6,223,646
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $6,368,290)		$6,223,646
CONVERTIBLE BONDS - 0.0%
Utilities - 0.0%		310,569	0.0%
TOTAL CONVERTIBLE BONDS (Cost $370,000)		$310,569
TERM LOANS (M) - 0.2%
Consumer staples - 0.1%		343,960	0.1%
Financials - 0.0%		237,202	0.0%
Industrials - 0.1%		829,809	0.1%
Utilities - 0.0%		291,428	0.0%
TOTAL TERM LOANS (Cost $1,895,283)		$1,702,399
MUNICIPAL BONDS - 0.4%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	$1,885,000	2,679,264	0.4%
TOTAL MUNICIPAL BONDS (Cost $2,068,957)		$2,679,264
COLLATERALIZED MORTGAGE
OBLIGATIONS - 18.9%
Commercial and residential - 14.9%
Americold 2010 LLC Trust,
6.811%, 01/14/2029 (S)	1,350,000	1,522,239	0.2%
Americold 2010 LLC Trust,
7.443%, 01/14/2029 (S)	2,265,000	2,544,375	0.3%
Commercial Mortgage Trust
(Deutsche Bank),
2.113%, 10/15/2045	15,596,603	1,441,861	0.2%
JPMorgan Chase Commercial
Mortgage Securities Trust,
5.440%, 05/15/2045	2,292,000	2,331,911	0.3%
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
5.526%, 03/12/2051 (P)	1,950,000	1,991,049	0.2%
Morgan Stanley Capital I Trust,
3.773%, 03/15/2045	2,371,500	2,446,007	0.3%
Morgan Stanley Capital I Trust,
4.295%, 09/09/2032 (P)(S)	1,480,000	1,500,937	0.2%
TimberStar Trust,
5.668%, 10/15/2036 (S)	2,300,000	2,358,862	0.3%
OTHER SECURITIES		99,308,789	12.9%
		115,446,030
Federal Home Loan Mortgage Corp. - 1.8%
1.342%, 06/25/2021	25,308,246	1,403,241	0.1%
3.000%, 02/15/2040	2,601,301	2,662,466	0.3%
OTHER SECURITIES		9,959,795	1.4%
		14,025,502
Federal National Mortgage Association - 1.8%
2.000%, 03/25/2041	6,242,594	6,166,097	0.8%
2.000%, 09/25/2041	1,678,450	1,654,386	0.2%
4.000%, 01/25/2041	1,767,383	1,813,013	0.2%
OTHER SECURITIES		4,009,239	0.6%
		13,642,735

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Government National Mortgage Association - 0.4%		$3,192,702	0.4%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $143,457,549)		$146,306,969
ASSET BACKED SECURITIES - 10.3%
Applebee’s Funding LLC,
4.277%, 09/05/2044 (S)	$1,515,000	1,534,289	0.2%
Citibank Credit Card Issuance Trust,
1.730%, 04/09/2020	1,425,000	1,428,508	0.1%
CKE Restaurant Holdings, Inc.,
4.474%, 03/20/2043 (S)	1,864,769	1,854,421	0.2%
Credit-Based Asset Servicing and
Securitization LLC,
5.236%, 10/25/2036 (P)(S)	2,560,000	2,312,061	0.3%
Ford Credit Floorplan Master
Owner Trust,
1.400%, 08/15/2019	1,455,000	1,448,357	0.2%
Honda Auto Receivables
Owner Trust,
1.310%, 10/15/2020	1,640,000	1,633,315	0.2%
OTHER SECURITIES		69,347,546	9.1%
TOTAL ASSET BACKED
SECURITIES (Cost $79,712,913)		$79,558,497
PREFERRED SECURITIES - 0.5%
Consumer staples - 0.0%		190,715	0.0%
Financials - 0.4%		2,832,410	0.4%
Industrials - 0.0%		602	0.0%
Utilities - 0.1%		896,555	0.1%
TOTAL PREFERRED SECURITIES (Cost $3,997,908)		$3,920,282
SECURITIES LENDING COLLATERAL - 0.1%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	98,536	985,830	0.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $985,875)		$985,830
SHORT-TERM INVESTMENTS - 2.8%
Money market funds - 2.5%
State Street Institutional
U.S. Government Money Market
Fund, 0.0891% (Y)	18,916,851	$18,916,851	2.5%
Repurchase agreement - 0.3%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2015 at
0.320% to be repurchased at
$1,773,063 on 01/04/2016,
collateralized by $1,823,100
U.S. Treasury Notes, 1.375% due
02/29/2020 (valued at $1,808,567,
including interest)	$1,773,000	$1,773,000	0.2%

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
OTHER SECURITIES		$517,000	0.1%
		2,290,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $21,206,851)		$21,206,851
Total Investments (Active Bond Trust)
(Cost $768,626,727) - 100.0%		$773,075,684	100.0%
Other assets and liabilities, net - 0.0%		140,287	0.0%
TOTAL NET ASSETS - 100.0%		$773,215,971	100.0%

Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 44.8%
Treasury Inflation Protected Securities - 1.0%
0.375%, 07/15/2025	$95,364,550	$92,171,745	1.0%
U.S. Treasury Bonds - 8.8%
2.500%, 02/15/2045	168,499,000	150,872,994	1.7%
2.750%, 11/15/2042	192,015,000	182,694,784	2.0%
3.125%, 11/15/2041	259,860,000	267,913,841	2.9%
2.250%, 11/15/2025	184,916,000	184,502,158	2.0%
OTHER SECURITIES		20,920,210	0.2%
		806,903,987
U.S. Treasury Notes - 4.3%
1.000%, 09/15/2018
to 06/30/2019	277,130,000	274,410,877	3.0%
1.750%, 09/30/2019	123,000,000	123,857,433	1.3%
		398,268,310
Federal Farm Credit Bank - 1.0%
1.740%, 03/11/2020	60,150,000	60,152,286	0.6%
OTHER SECURITIES		28,244,188	0.4%
		88,396,474
Federal Home Loan Bank - 0.2%		17,470,051	0.2%
Federal Home Loan Mortgage Corp. - 5.4%
1.750%, 05/30/2019	40,395,000	40,704,103	0.4%
3.000%, 02/01/2043
to 03/01/2043	51,521,732	51,689,376	0.6%
3.500%, 02/01/2026
to 04/01/2044	102,723,751	106,833,024	1.2%
4.000%, 09/01/2041
to 11/01/2043	60,995,787	64,754,074	0.7%
4.500%, 08/01/2040
to 10/01/2041	85,454,161	92,557,734	1.0%
OTHER SECURITIES		136,645,827	1.5%
		493,184,138
Federal National Mortgage Association - 23.9%
1.570%, 01/09/2020	209,075,000	206,840,197	2.2%
1.600%, 01/30/2020	76,915,000	76,379,672	0.8%
2.360%, 12/14/2022	50,000,000	49,655,200	0.5%
2.372%, 10/01/2035 (P)	41,643,709	43,903,755	0.5%
2.500%, 03/27/2023	45,510,000	45,349,623	0.5%
3.000%, 09/01/2027
to 04/01/2043	151,323,856	150,940,057	1.6%

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.500%, 02/01/2026
to 04/01/2045	$445,806,582	$462,294,234	5.0%
4.000%, 05/01/2025
to 06/01/2044	472,460,009	503,119,409	5.4%
4.500%, 01/01/2027
to 05/01/2042	342,189,231	370,973,355	4.1%
5.000%, 02/01/2033
to 12/01/2041	149,130,615	164,733,010	1.8%
5.500%, 10/01/2035
to 03/01/2041	46,410,929	51,937,854	0.7%
OTHER SECURITIES		68,039,510	0.8%
		2,194,165,876
Government National Mortgage Association - 0.2%		19,467,440	0.2%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $4,037,367,792)		$4,110,028,021

CORPORATE BONDS - 36.7%
Consumer discretionary - 4.5%
Delphi Corp.
5.000%, 02/15/2023	32,805,000	34,707,690	0.4%
Ford Motor Credit Company LLC
5.875%, 08/02/2021	32,919,000	36,710,545	0.4%
OTHER SECURITIES		335,928,711	3.7%
		407,346,946
Consumer staples - 1.5%
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	26,963,000	31,211,129	0.3%
OTHER SECURITIES		109,878,653	1.2%
		141,089,782
Energy - 4.3%
Enterprise Products Operating LLC
6.500%, 01/31/2019	32,015,000	35,179,106	0.4%
OTHER SECURITIES		361,902,143	3.9%
		397,081,249
Financials - 16.3%
BNP Paribas SA
2.375%, 09/14/2017	29,711,000	30,065,363	0.3%
HBOS PLC
6.750%, 05/21/2018 (S)	31,463,000	34,318,802	0.4%
Morgan Stanley
7.300%, 05/13/2019	27,030,000	31,059,768	0.3%
OTHER SECURITIES		1,397,221,527	15.3%
		1,492,665,460
Health care - 2.1%
Aetna, Inc.
1.500%, 11/15/2017	29,910,000	29,796,611	0.3%
OTHER SECURITIES		165,006,815	1.8%
		194,803,426
Industrials - 4.1%
American Airlines 2015-1 Class A
Pass Through Trust
3.375%, 05/01/2027	34,713,627	33,498,650	0.4%
OTHER SECURITIES		342,437,154	3.7%
		375,935,804
Information technology - 0.8%		71,617,599	0.8%
Materials - 0.6%		53,698,613	0.6%

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Telecommunication services - 1.4%		$128,548,494	1.4%
Utilities - 1.1%		100,113,531	1.1%
TOTAL CORPORATE BONDS (Cost $3,488,174,404)		$3,362,900,904

CAPITAL PREFERRED SECURITIES - 0.8%
Financials - 0.8%		70,565,936	0.8%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $70,268,600)		$70,565,936

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.4%
Commercial and residential - 0.2%		14,969,835	0.2%
Federal Home Loan Mortgage Corp. - 1.1%		105,328,797	1.1%
Federal National Mortgage Association - 0.0%		246,506	0.0%
Government National Mortgage Association - 0.1%		11,100,461	0.1%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $131,646,517)		$131,645,599

ASSET BACKED SECURITIES - 13.8%
BA Credit Card Trust,
1.360%, 09/15/2020	$41,115,000	40,841,306	0.4%
Capital One Multi-Asset
Execution Trust,
1.480%, 07/15/2020	45,700,000	45,705,571	0.5%
Chase Issuance Trust,
1.360%, 04/15/2020	47,755,000	47,487,696	0.5%
Chase Issuance Trust,
1.380%, 11/15/2019	31,978,000	31,887,106	0.4%
Chase Issuance Trust,
1.590%, 02/18/2020	29,105,000	29,104,354	0.3%
Chrysler Capital Auto
Receivables Trust,
1.550%, 02/18/2020 (S)	35,345,000	35,012,280	0.4%
Citibank Credit Card Issuance Trust,
1.730%, 04/09/2020	34,765,000	34,850,584	0.4%
CNH Equipment Trust,
1.660%, 11/16/2020	31,405,000	31,329,685	0.3%
DB Master Finance LLC,
3.980%, 02/20/2045 (S)	33,104,838	33,004,189	0.4%
Discover Card Execution Note Trust,
1.390%, 04/15/2020	42,075,000	41,964,894	0.5%
Ford Credit Floorplan Master
Owner Trust,
1.400%, 08/15/2019	35,760,000	35,596,723	0.4%
Ford Credit Floorplan Master
Owner Trust,
1.420%, 01/15/2020	29,125,000	28,898,559	0.3%
Honda Auto Receivables
Owner Trust,
1.310%, 10/15/2020	42,515,000	42,341,705	0.5%
Nissan Auto Receivables
Owner Trust,
1.500%, 09/15/2021	42,370,000	42,120,648	0.5%
Nissan Master
Owner Trust Receivables Trust,
1.440%, 01/15/2020	29,325,000	29,110,200	0.3%
Wendys Funding LLC,
3.371%, 06/15/2045 (S)	31,032,225	30,277,762	0.3%
OTHER SECURITIES		687,489,416	7.4%
TOTAL ASSET BACKED
SECURITIES (Cost $1,275,949,440)		$1,267,022,678

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

PREFERRED SECURITIES - 0.1%
Financials - 0.1%		$11,170,556	0.1%
TOTAL PREFERRED SECURITIES (Cost $9,785,000)		$11,170,556

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	1,069,337	10,698,498	0.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $10,698,708)		$10,698,498

SHORT-TERM INVESTMENTS - 0.7%
Repurchase agreement - 0.7%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2015 at
0.320% to be repurchased at
$45,437,616 on 01/04/2016,
collateralized by $46,334,600
U.S. Treasury Inflation Indexed
Notes, 0.125% due 04/15/2020
(valued at $46,346,451,
including interest)	$45,436,000	$45,436,000	0.5%
OTHER SECURITIES		12,847,000	0.2%
		58,283,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $58,283,000)		$58,283,000
Total Investments (Bond Trust)
(Cost $9,082,173,461) - 98.4%		$9,022,315,192	98.4%
Other assets and liabilities, net - 1.6%		151,178,230	1.6%
TOTAL NET ASSETS - 100.0%		$9,173,493,422	100.0%

Core Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 59.2%
U.S. Treasury Bonds - 3.3%
2.500%, 02/15/2045	$13,051,000	$11,685,787	0.9%
2.875%, 08/15/2045	13,459,000	13,046,293	1.0%
3.000%, 05/15/2045
to 11/15/2045	12,823,000	12,751,174	1.0%
OTHER SECURITIES		5,856,246	0.4%
		43,339,500
U.S. Treasury Notes - 26.4%
0.625%, 08/31/2017
to 11/30/2017	21,725,000	21,569,010	1.6%
0.750%, 10/31/2017
to 04/15/2018	53,032,000	52,648,917	4.0%
0.875%, 08/15/2017
to 01/15/2018	11,750,000	11,711,987	0.9%
1.000%, 12/15/2017
to 09/15/2018	34,210,000	34,103,017	2.6%
1.250%, 12/15/2018	48,671,000	48,574,923	3.7%
1.375%, 04/30/2020
to 10/31/2020	56,506,000	55,549,824	4.2%
1.500%, 01/31/2019	8,120,000	8,149,849	0.6%
1.625%, 03/31/2019
to 11/30/2020	21,002,000	21,005,356	1.6%
1.750%, 12/31/2020	17,517,000	17,502,899	1.3%

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.000%, 07/31/2020
to 08/15/2025	$29,924,000	$30,122,743	2.2%
2.125%, 12/31/2022	8,735,000	8,748,648	0.7%
2.250%, 11/15/2025	39,146,000	39,058,397	3.0%
		348,745,570
Federal Home Loan Mortgage Corp. - 7.8%
3.500%, TBA (C)	6,000,000	6,166,116	0.5%
3.500%, 12/01/2028
to 08/01/2045	36,189,717	37,761,505	2.6%
3.500%, 04/01/2030
to 10/01/2045 (C)	6,525,282	6,839,844	0.5%
4.000%, 10/01/2029
to 12/01/2045	19,304,477	20,579,263	1.8%
4.500%, 08/01/2020
to 06/01/2042	7,577,051	7,956,570	0.6%
5.000%, 08/01/2039
to 07/01/2044	3,793,455	4,213,685	0.3%
OTHER SECURITIES		19,048,835	1.5%
		102,565,818
Federal National Mortgage Association - 14.2%
3.000%, 10/01/2042
to 05/01/2043	14,568,307	14,607,762	1.0%
3.500%, TBA (C)	7,800,000	8,029,052	0.6%
3.500%, 12/01/2029
to 10/01/2045	37,049,032	38,604,579	2.8%
3.500%, 06/01/2035
to 11/01/2035 (C)	7,599,902	7,938,356	0.6%
4.000%, 02/01/2026
to 12/01/2045	65,787,420	70,090,349	5.5%
4.500%, 01/01/2020
to 03/01/2045	14,668,848	15,901,688	1.2%
OTHER SECURITIES		31,791,383	2.5%
		186,963,169
Government National Mortgage Association - 7.1%
2.500%, 05/20/2045
to 10/20/2045 (P)	9,427,013	9,560,388	0.7%
3.000%, TBA (C)	12,700,000	12,845,020	1.0%
3.500%, TBA (C)	38,100,000	39,670,465	3.0%
4.000%, TBA (C)	11,400,000	12,104,321	0.9%
4.000%, 08/20/2045
to 12/20/2045	9,084,140	9,698,182	0.8%
4.500%, 04/15/2045
to 10/20/2045	8,387,852	9,174,487	0.7%
		93,052,863
Tennessee Valley Authority - 0.4%
2.875%, 09/15/2024	4,045,000	4,067,409	0.3%
OTHER SECURITIES		1,888,713	0.1%
		5,956,122
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $782,846,496)		$780,623,042

FOREIGN GOVERNMENT
OBLIGATIONS - 1.6%
Brazil - 0.0%		600,750	0.0%
Indonesia - 0.2%		2,442,057	0.2%
Japan - 0.2%		2,636,476	0.2%
Jordan - 0.2%		2,400,332	0.2%

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Mexico - 0.2%		$2,332,183	0.2%
Paraguay - 0.1%		879,555	0.1%
Slovakia - 0.2%		2,543,201	0.2%
Slovenia - 0.4%
Republic of Slovenia
5.250%, 02/18/2024 (S)	$3,697,000	4,080,564	0.2%
OTHER SECURITIES		2,058,423	0.2%
		6,138,987
Uruguay - 0.1%		717,225	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $21,131,405)		$20,690,766

CORPORATE BONDS - 22.0%
Consumer discretionary - 2.4%		31,686,218	2.4%
Consumer staples - 1.0%		13,606,326	1.0%
Energy - 2.6%		34,278,760	2.6%
Financials - 8.2%
Morgan Stanley
4.000%, 07/23/2025	5,555,000	5,725,172	0.4%
Stadshypotek AB
1.750%, 04/09/2020 (S)	4,915,000	4,806,668	0.4%
OTHER SECURITIES		96,774,700	7.4%
		107,306,540
Health care - 1.4%		18,730,620	1.4%
Industrials - 1.2%		16,177,015	1.2%
Information technology - 2.1%		27,534,801	2.1%
Materials - 0.5%		5,929,655	0.5%
Telecommunication services - 1.0%		13,672,606	1.0%
Utilities - 1.6%		20,697,703	1.6%
TOTAL CORPORATE BONDS (Cost $298,596,751)		$289,620,244
Municipal bonds 1.0%		13,146,530	1.0%
TOTAL MUNICIPAL BONDS (Cost $12,254,898)		$13,146,530

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.5%
Commercial and residential - 4.5%
DBUBS Mortgage Trust,
4.537%, 07/10/2044 (S)	5,027,000	5,417,262	0.4%
OTHER SECURITIES		54,578,312	4.1%
		59,995,574
Federal Home Loan Mortgage Corp. - 2.4%
3.000%, 02/15/2045	6,232,782	6,198,783	0.5%
4.000%, 04/15/2040	4,276,234	4,557,636	0.3%
2.500%, 06/15/2045	7,890,205	7,989,470	0.6%
OTHER SECURITIES		12,885,111	1.0%
		31,631,000
Federal National Mortgage Association - 0.6%
3.000%, 10/25/2042	5,206,178	5,222,886	0.4%
OTHER SECURITIES		2,208,792	0.2%
		7,431,678
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $100,545,847)		$99,058,252

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

ASSET BACKED SECURITIES - 13.6%
Avis Budget Rental Car Funding
AESOP LLC,
1.920%, 09/20/2019 (S)	$3,849,000	$3,820,626	0.3%
Capital Auto Receivables
Asset Trust,
1.310%, 12/20/2017	5,468,540	5,468,207	0.4%
Capital Auto Receivables
Asset Trust,
1.260%, 05/21/2018	4,984,000	4,977,707	0.4%
Capital Auto Receivables
Asset Trust,
1.390%, 02/20/2018 (S)	3,948,000	3,941,169	0.3%
Ford Credit Floorplan Master
Owner Trust A,
1.920%, 01/15/2019	3,929,000	3,947,733	0.3%
Ford Credit Floorplan Master
Owner Trust A,
0.901%, 01/15/2022 (P)	4,715,000	4,684,112	0.4%
SLM Student Loan Trust,
0.360%, 04/25/2019 (P)	4,491,257	4,434,269	0.3%
OTHER SECURITIES		147,820,791	11.2%
TOTAL ASSET BACKED
SECURITIES (Cost $181,220,521)		$179,094,614

SHORT-TERM INVESTMENTS - 1.3%
Money market funds - 1.3%
State Street Institutional Liquid
Reserves Fund, 0.2259% (Y)	17,839,282	$17,839,282	1.3%
TOTAL SHORT-TERM
INVESTMENTS (Cost $17,839,282)		$17,839,282
Total Investments (Core Bond Trust)
(Cost $1,414,435,200) - 106.2%		$1,400,072,730	106.2%
Other assets and liabilities, net - (6.2%)		(81,837,336)	(6.2)%
TOTAL NET ASSETS - 100.0%		$1,318,235,394	100.0%

Global Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 23.8%
Treasury Inflation Protected Securities - 7.3%
0.125%, 07/15/2022
to 07/15/2024	$7,759,613	$7,375,018	1.1%
0.250%, 01/15/2025	15,765,469	15,022,380	2.4%
1.750%, 01/15/2028	3,860,020	4,209,375	0.7%
2.375%, 01/15/2025
to 01/15/2027	5,924,720	6,760,613	1.1%
2.500%, 01/15/2029	8,197,646	9,691,823	1.6%
OTHER SECURITIES		2,316,069	0.4%
		45,375,278
U.S. Treasury Bonds - 5.7%
2.750%, 08/15/2042
to 11/15/2042	10,000,000	9,516,707	1.6%
3.625%, 02/15/2044	10,000,000	11,227,700	1.8%
OTHER SECURITIES		14,584,139	2.3%
		35,328,546

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes - 1.8%
2.125%, 05/15/2025		$3,500,000	$3,454,119	0.5%
2.250%, 11/15/2024 (D)		3,800,000	3,797,773	0.6%
OTHER SECURITIES			4,202,794	0.7%
			11,454,686
Federal Home Loan Mortgage Corp. - 0.2%			1,049,874	0.2%
Federal National Mortgage Association - 8.8%
3.000%, TBA (C)		8,000,000	8,000,402	1.3%
3.500%, TBA (C)		9,900,000	10,190,720	1.6%
4.000%, TBA (C)		5,000,000	5,281,408	0.9%
4.500%, TBA (C)		28,500,000	30,779,333	4.9%
OTHER SECURITIES			1,043,448	0.1%
			55,295,311
Government National Mortgage Association - 0.0%			100,988	0.0%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $151,313,849)			$148,604,683

FOREIGN GOVERNMENT
OBLIGATIONS - 36.4%
Australia - 0.8%			5,052,806	0.8%
Canada - 2.9%
Province of Ontario
3.500%, 06/02/2024	CAD	5,100,000	4,057,775	0.7%
Province of Quebec
2.750%, 08/25/2021		$4,000,000	4,049,272	0.6%
OTHER SECURITIES			10,054,285	1.6%
			18,161,332
France - 3.1%
Government of France
4.000%, 10/25/2038	EUR	3,300,000	5,014,544	0.8%
Government of France
4.500%, 04/25/2041		6,100,000	10,066,009	1.6%
OTHER SECURITIES			3,999,433	0.7%
			19,079,986
Germany - 0.2%			1,179,285	0.2%
Greece - 0.6%			3,904,001	0.6%
Italy - 4.9%
Republic of Italy
4.500%, 03/01/2024		2,500,000	3,374,029	0.5%
Republic of Italy
4.750%, 08/01/2023
to 09/01/2044 (S)		12,500,000	17,261,025	2.8%
Republic of Italy
5.000%, 09/01/2040		3,250,000	5,016,791	0.8%
OTHER SECURITIES			5,037,272	0.8%
			30,689,117
Japan - 7.2%
Government of Japan
1.600%, 03/20/2033	JPY	1,610,000,000	15,174,520	2.4%
Government of Japan
1.700%, 09/20/2032
to 09/20/2044		2,860,000,000	27,333,428	4.4%
OTHER SECURITIES			2,598,680	0.4%
			45,106,628
Mexico - 1.7%
Government of Mexico
8.000%, 06/11/2020	MXN	165,000,000	10,535,730	1.6%

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Mexico (continued)
OTHER SECURITIES			$418,076	0.1%
			10,953,806
New Zealand - 1.2%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	6,300,000	4,599,063	0.7%
OTHER SECURITIES			3,070,651	0.5%
			7,669,714
Norway - 0.1%			490,320	0.1%
Poland - 0.0%			26,220	0.0%
Slovenia - 3.4%
Republic of Slovenia
4.750%, 05/10/2018		$7,700,000	8,168,799	1.3%
Republic of Slovenia
5.250%, 02/18/2024 (S)		5,100,000	5,629,125	0.9%
OTHER SECURITIES			7,295,136	1.2%
			21,093,060
Spain - 6.9%
Kingdom of Spain
2.150%, 10/31/2025 (S)	EUR	12,500,000	14,029,329	2.3%
Kingdom of Spain
2.750%, 10/31/2024 (S)		14,700,000	17,423,552	2.8%
Kingdom of Spain
5.150%, 10/31/2044 (S)		2,150,000	3,306,751	0.5%
OTHER SECURITIES			8,401,224	1.3%
			43,160,856
United Kingdom - 3.4%
Government of United Kingdom
3.250%, 01/22/2044	GBP	6,500,000	10,670,083	1.7%
Government of United Kingdom
4.250%, 12/07/2040 (C)		4,000,000	7,614,679	1.2%
OTHER SECURITIES			2,756,908	0.5%
			21,041,670
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $239,802,529)			$227,608,801

CORPORATE BONDS - 21.3%
Australia - 0.4%			2,294,669	0.4%
Belgium - 0.3%			1,741,906	0.3%
Brazil - 0.9%
Petrobras Global Finance BV
3.250%, 03/17/2017		$5,100,000	4,717,500	0.8%
OTHER SECURITIES			639,000	0.1%
			5,356,500
Denmark - 5.8%
Nykredit Realkredit A/S
1.000%, 07/01/2016
to 10/01/2016	DKK	97,700,000	14,284,151	2.3%
Nykredit Realkredit A/S
2.000%, 04/01/2016		52,900,000	7,735,331	1.2%
Realkredit Danmark A/S
1.000%, 04/01/2016		31,200,000	4,548,961	0.7%
OTHER SECURITIES			9,847,895	1.6%
			36,416,338

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS (continued)
France - 0.3%			$1,631,149	0.3%
Germany - 1.4%
KFW
6.250%, 05/19/2021	AUD	9,900,000	8,375,099	1.3%
OTHER SECURITIES			389,272	0.1%
			8,764,371
Greece - 0.1%			941,991	0.1%
Ireland - 0.4%			2,790,830	0.4%
Italy - 0.8%
Banca Carige SpA
3.875%, 10/24/2018	EUR	2,800,000	3,291,669	0.5%
OTHER SECURITIES			1,561,791	0.3%
			4,853,460
Ivory Coast - 0.4%			2,353,132	0.4%
Japan - 0.1%			892,673	0.1%
Netherlands - 0.8%
ING Bank NV
2.625%, 12/05/2022		$3,500,000	3,441,662	0.6%
OTHER SECURITIES			1,431,146	0.2%
			4,872,808
Norway - 0.1%			500,350	0.1%
Portugal - 0.1%			535,074	0.1%
Russia - 0.3%			2,120,930	0.3%
Sweden - 0.5%			2,971,819	0.5%
Switzerland - 1.4%			8,771,696	1.4%
United Kingdom - 2.7%
Barclays Bank PLC (7.750% to
04/10/2018, then 5 Year
U.S. Swap Rate + 6.833%)
04/10/2023		3,700,000	3,949,750	0.6%
OTHER SECURITIES			13,166,163	2.1%
			17,115,913
United States - 4.5%
JPMorgan Chase & Co.
3.900%, 07/15/2025		4,300,000	4,428,471	0.7%
OTHER SECURITIES			23,609,652	3.8%
			28,038,123
TOTAL CORPORATE BONDS (Cost $141,837,716)			$132,963,732
TERM LOANS (M) - 0.1%
United Kingdom - 0.1%			394,791	0.1%
TOTAL TERM LOANS (Cost $403,284)			$394,791
Municipal bonds 0.2%			1,148,542	0.2%
TOTAL MUNICIPAL BONDS (Cost $1,210,852)			$1,148,542
COLLATERALIZED MORTGAGE
OBLIGATIONS - 12.4%
Australia - 0.1%			611,687	0.1%
Canada - 0.4%			2,469,992	0.4%
Italy - 0.8%
Creso SRL, Series 2, Class A
0.569%, 12/30/2060 (P)	EUR	3,090,419	3,337,945	0.5%
OTHER SECURITIES			1,675,206	0.3%
			5,013,151

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United Kingdom - 2.2%
Mansard Mortgages PLC,
Series 2007-2X, Class A1
1.233%, 12/15/2049 (P)	GBP	5,738,610	$8,004,084	1.3%
OTHER SECURITIES			5,716,208	0.9%
			13,720,292
United States - 8.9%
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Series 2007-8, Class A3
5.877%, 08/12/2049 (P)		$3,200,000	3,334,968	0.5%
NCUA Guaranteed Notes Trust,
Series 2010-R2, Class 1A
0.646%, 11/06/2017 (P)		4,629,695	4,637,040	0.8%
OTHER SECURITIES			47,851,472	7.6%
			55,823,480
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $81,203,105)			$77,638,602

ASSET BACKED SECURITIES - 4.3%
WaMu Asset-Backed
Certificates,
0.782%, 04/25/2037 (P)		7,677,949	3,550,048	0.6%
OTHER SECURITIES			23,168,186	3.7%
TOTAL ASSET BACKED
SECURITIES (Cost $27,755,535)			$26,718,234

COMMON STOCKS - 0.0%
United States - 0.0%			41,441	0.0%
TOTAL COMMON STOCKS (Cost $15,920)			$41,441

PREFERRED SECURITIES - 0.0%
United States - 0.0%			226,674	0.0%
TOTAL PREFERRED SECURITIES (Cost $110,250)			$226,674

ESCROW SHARES - 0.1%
United States - 0.1%			793,800	0.1%
TOTAL ESCROW SHARES (Cost $0)			$793,800

PURCHASED OPTIONS - 0.0%
Call options - 0.0%			255,165	0.0%
Put options - 0.0%			9,220	0.0%
TOTAL PURCHASED OPTIONS (Cost $222,382)			$264,385

SHORT-TERM INVESTMENTS - 11.1%
Certificate of deposit - 0.8%
Intesa Sanpaolo SpA
1.701%, 04/11/2016 *		$4,700,000	$4,703,577	0.8%
			4,703,577
Foreign government - 9.9%
Japan Treasury Discount Bill,
0.000%
01/12/2016 *	JPY	1,000,000,000	8,319,697	1.3%
Japan Treasury Discount Bill,
0.000%
03/14/2016 *		6,290,000,000	52,333,459	8.4%
OTHER SECURITIES			1,081,561	0.2%
			61,734,717

Global Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Commercial paper - 0.4%		$2,716,853	0.4%
TOTAL SHORT-TERM
INVESTMENTS (Cost $68,639,587)		$69,155,147
Total Investments (Global Bond Trust)
(Cost $712,515,009) - 109.7%		$685,558,832	109.7%
Other assets and liabilities, net - (9.7%)		(60,720,610)	(9.7)%
TOTAL NET ASSETS - 100.0%		$624,838,222	100.0%

SALE COMMITMENTS OUTSTANDING - (13.8)%

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - (13.8)%
4.000%, TBA (C)	$(11,000,000)	(11,617,450)	(1.9)%
4.500%, TBA (C)	(69,000,000)	(74,459,324)	(11.9)%
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(85,920,782))		$(86,076,774)

High Yield Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 1.1%
U.S. Government - 1.1%
U.S. Treasury Notes
1.375%, 09/30/2020	$2,500,000	$2,457,400	1.1%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $2,496,605)		$2,457,400

FOREIGN GOVERNMENT
OBLIGATIONS - 0.4%
Brazil - 0.2%		465,824	0.2%
Mexico - 0.2%		355,601	0.2%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $1,367,083)		$821,425

CORPORATE BONDS - 79.9%
Consumer discretionary - 19.0%
Altice Financing SA
6.625%, 02/15/2023 (S)	1,350,000	1,333,125	0.6%
Caesars Entertainment Resort
Properties LLC
11.000%, 10/01/2021	1,490,000	1,348,450	0.6%
CCO Safari II LLC
4.908%, 07/23/2025 (S)	1,550,000	1,548,476	0.7%
CCOH Safari LLC
5.750%, 02/15/2026 (S)	1,380,000	1,383,450	0.6%
DISH DBS Corp.
5.875%, 07/15/2022
to 11/15/2024	2,330,000	2,111,950	0.9%
Dollar Tree, Inc.
5.750%, 03/01/2023 (S)	1,140,000	1,188,450	0.5%
Guitar Center, Inc.
9.625%, 04/15/2020 (S)	1,640,000	1,148,000	0.5%
Netflix, Inc.
5.875%, 02/15/2025 (S)	1,080,000	1,107,000	0.5%
New Cotai LLC, PIK
10.625%, 05/01/2019 (S)	1,496,123	1,122,092	0.5%

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

High Yield Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Schaeffler Holding Finance BV,
PIK
6.875%, 08/15/2018 (S)	EUR	1,200,000	$1,350,211	0.6%
Virgin Media Finance PLC
6.000%, 10/15/2024 (S)		$1,680,000	1,675,800	0.7%
Woodside Homes Company LLC
6.750%, 12/15/2021 (S)		1,230,000	1,057,800	0.5%
OTHER SECURITIES			27,845,261	11.8%
			44,220,065
Consumer staples - 5.7%
Century Intermediate Holding
Company 2, PIK
9.750%, 02/15/2019 (S)		1,070,000	1,094,075	0.5%
Constellation Brands, Inc.
4.750%, 11/15/2024
to 12/01/2025		1,260,000	1,284,800	0.5%
DS Services of America, Inc.
10.000%, 09/01/2021 (S)		980,000	1,112,300	0.5%
Pactiv LLC
8.375%, 04/15/2027		1,510,000	1,404,300	0.6%
Simmons Foods, Inc.
7.875%, 10/01/2021 (S)		1,560,000	1,411,800	0.6%
OTHER SECURITIES			7,053,503	3.0%
			13,360,778
Energy - 11.3%			26,267,364	11.3%
Financials - 7.9%
CIT Group, Inc.
5.000%, 08/15/2022
to 08/01/2023		1,720,000	1,749,364	0.7%
CIT Group, Inc.
5.375%, 05/15/2020		1,020,000	1,068,450	0.5%
Citigroup, Inc. (6.300% to
05/15/2024, then 3 month
LIBOR + 3.423%)
05/15/2024 (Q)		1,060,000	1,033,500	0.4%
CTR Partnership LP
5.875%, 06/01/2021		1,030,000	1,039,013	0.4%
Quicken Loans, Inc.
5.750%, 05/01/2025 (S)		1,110,000	1,057,275	0.5%
The Howard Hughes Corp.
6.875%, 10/01/2021 (S)		1,100,000	1,122,000	0.5%
OTHER SECURITIES			11,271,112	4.9%
			18,340,714
Health care - 7.4%
DJO Finco, Inc.
8.125%, 06/15/2021 (S)		1,230,000	1,091,625	0.5%
HCA, Inc.
5.375%, 02/01/2025		1,760,000	1,738,000	0.7%
HCA, Inc.
5.875%, 02/15/2026		1,230,000	1,234,613	0.5%
JLL/Delta Dutch Pledgeco BV,
PIK
8.750%, 05/01/2020 (S)		1,200,000	1,158,000	0.5%
Molina Healthcare, Inc.
5.375%, 11/15/2022 (S)		1,190,000	1,190,000	0.5%
Universal Hospital Services, Inc.
7.625%, 08/15/2020		1,370,000	1,286,088	0.5%
OTHER SECURITIES			9,681,555	4.2%
			17,379,881

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Industrials - 10.6%
American Builders &
Contractors Supply
Company, Inc.
5.625%, 04/15/2021 (S)	$1,180,000	$1,194,750	0.5%
CBC Ammo LLC
7.250%, 11/15/2021 (S)	1,450,000	1,196,975	0.5%
Michael Baker Holdings LLC,
PIK
8.875%, 04/15/2019 (S)	1,488,337	1,041,836	0.4%
Neovia Logistics Intermediate
Holdings LLC, PIK
10.000%, 02/15/2018 (S)	1,790,000	1,718,400	0.7%
West Corp.
5.375%, 07/15/2022 (S)	1,270,000	1,095,375	0.5%
OTHER SECURITIES		18,546,033	8.0%
		24,793,369
Information technology - 3.3%
First Data Corp.
5.000%, 01/15/2024 (S)	1,530,000	1,522,350	0.7%
OTHER SECURITIES		6,213,666	2.6%
		7,736,016
Materials - 6.0%
Ardagh Finance Holdings SA,
PIK
8.625%, 06/15/2019 (S)	1,343,928	1,324,602	0.6%
FMG Resources
August 2006 Pty, Ltd.
9.750%, 03/01/2022 (L)(S)	1,310,000	1,198,650	0.5%
OTHER SECURITIES		11,392,500	4.9%
		13,915,752
Telecommunication services - 6.8%
Cogent Communications
Group, Inc.
5.375%, 03/01/2022 (S)	1,540,000	1,497,650	0.6%
Intelsat Jackson Holdings SA
5.500%, 08/01/2023	1,590,000	1,248,150	0.5%
Sprint Capital Corp.
8.750%, 03/15/2032	2,660,000	1,995,000	0.9%
Sprint Corp.
7.250%, 09/15/2021	2,400,000	1,788,000	0.8%
T-Mobile USA, Inc.
6.500%, 01/15/2026	1,460,000	1,473,855	0.6%
OTHER SECURITIES		7,928,476	3.4%
		15,931,131
Utilities - 1.9%
Miran Mid-Atlantic Series C
Pass Through Trust
10.060%, 12/30/2028	1,558,871	1,523,796	0.6%
Red Oak Power LLC
9.200%, 11/30/2029	1,030,000	1,096,950	0.5%
OTHER SECURITIES		1,793,656	0.8%
		4,414,402
TOTAL CORPORATE BONDS (Cost $226,744,123)		$186,359,472

CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%		910,000	0.4%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $839,170)		$910,000

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CONVERTIBLE BONDS - 0.3%
Materials - 0.3%		$625,098	0.3%
Telecommunication services - 0.0%		87,365	0.0%
TOTAL CONVERTIBLE BONDS (Cost $1,050,384)		$712,463
TERM LOANS (M) - 4.5%
Consumer discretionary - 0.7%		1,573,124	0.7%
Consumer staples - 0.1%		264,600	0.1%
Energy - 1.4%		3,258,253	1.4%
Health care - 0.7%		1,755,079	0.7%
Industrials - 0.7%		1,631,413	0.7%
Information technology - 0.2%		504,929	0.2%
Materials - 0.2%		380,332	0.2%
Telecommunication services - 0.5%
CWGS Group LLC
5.750%, 02/20/2020	$1,119,250	1,107,358	0.5%
TOTAL TERM LOANS (Cost $11,972,853)		$10,475,088
COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.4%
Commercial and residential - 0.4%		1,014,635	0.4%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,047,326)		$1,014,635
ASSET BACKED SECURITIES - 3.2%
AMMC CDO,
5.921%, 04/14/2027 (P)(S)	1,600,000	1,333,234	0.6%
OTHER SECURITIES		6,113,494	2.6%
TOTAL ASSET BACKED
SECURITIES (Cost $8,368,289)		$7,446,728
COMMON STOCKS - 1.8%
Consumer discretionary - 0.0%	92,762	0.0%
Energy - 0.2%		392,175	0.2%
Financials - 1.1%
Citigroup, Inc.	32,112	1,661,796	0.7%
OTHER SECURITIES		918,411	0.4%
		2,580,207
Health care - 0.3%		731,515	0.3%
Industrials - 0.1%		390,611	0.1%
Materials - 0.1%		123,690	0.1%
TOTAL COMMON STOCKS (Cost $10,539,294)		$4,310,960
PREFERRED SECURITIES - 1.1%
Energy - 0.0%		51,729	0.0%
Financials - 1.1%
GMAC Capital Trust I (8.125%
to 02/15/2016, then
3 month LIBOR + 5.785%)	100,372	2,545,434	1.1%
TOTAL PREFERRED SECURITIES (Cost $3,082,658)		$2,597,163
ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%		30,375	0.0%
TOTAL ESCROW CERTIFICATES (Cost $440,831)		$30,375

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 2.0%
John Hancock
Collateral Trust,
0.3070% (W)(Y)	469,978	$4,702,039	2.0%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,702,365)		$4,702,039

SHORT-TERM INVESTMENTS - 3.4%
Money market funds - 3.3%
State Street Institutional Liquid
Reserves Fund, 0.2259% (Y)	7,792,635	$7,792,635	3.3%
Repurchase agreement 0.1%		$110,707	0.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,903,342)		$7,903,342
Total Investments (High Yield Trust)
(Cost $280,554,323) - 98.5%		$229,741,090	98.5%
Other assets and liabilities, net - 1.5%		3,560,384	1.5%
TOTAL NET ASSETS - 100.0%		$233,301,474	100.0%

Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 59.2%
Consumer discretionary - 3.6%
Ford Motor Company	342,060	$4,819,624	1.4%
Target Corp.	60,000	4,356,600	1.2%
OTHER SECURITIES		3,459,068	1.0%
		12,635,292
Consumer staples - 2.1%
PepsiCo, Inc.	40,920	4,088,726	1.2%
OTHER SECURITIES		3,084,191	0.9%
		7,172,917
Energy - 8.9%
BP PLC, ADR	100,000	3,126,000	0.9%
Chevron Corp.	63,000	5,667,480	1.6%
Exxon Mobil Corp.	49,450	3,854,628	1.1%
Royal Dutch Shell PLC,
ADR, Class A	189,955	8,698,039	2.5%
Total SA, ADR (L)	64,954	2,919,682	0.8%
OTHER SECURITIES		6,888,388	2.0%
		31,154,217
Financials - 4.1%
MetLife, Inc.	68,462	3,300,553	0.9%
Wells Fargo & Company	73,150	3,976,434	1.1%
OTHER SECURITIES		7,101,066	2.1%
		14,378,053
Health care - 6.5%
Eli Lilly & Company	40,930	3,448,762	1.0%
Johnson & Johnson	39,510	4,058,467	1.2%
Merck & Company, Inc.	67,130	3,545,807	1.0%
Pfizer, Inc.	200,000	6,456,000	1.8%
Sanofi, ADR	80,000	3,412,000	1.0%
OTHER SECURITIES		1,939,759	0.5%
		22,860,795
Industrials - 8.4%
General Electric Company	231,620	7,214,963	2.1%

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS (continued)
Industrials (continued)
Lockheed Martin Corp.	19,290	$4,188,824	1.2%
Raytheon Company	27,610	3,438,273	1.0%
United Technologies Corp.	30,100	2,891,707	0.8%
Waste Management, Inc.	65,340	3,487,196	1.0%
OTHER SECURITIES		8,335,830	2.3%
		29,556,793
Information technology - 6.6%
Apple, Inc.	30,000	3,157,800	0.9%
Cisco Systems, Inc.	119,080	3,233,617	0.9%
Intel Corp.	171,590	5,911,276	1.7%
Microsoft Corp.	89,640	4,973,227	1.4%
Texas Instruments, Inc.	53,370	2,925,210	0.8%
OTHER SECURITIES		2,806,682	0.9%
		23,007,812
Materials - 6.3%
Agrium, Inc. (L)	35,000	3,126,900	0.9%
E.I. du Pont de Nemours
& Company	69,450	4,625,370	1.3%
Rio Tinto PLC, ADR (L)	134,483	3,916,145	1.1%
The Dow Chemical Company	100,000	5,148,000	1.5%
OTHER SECURITIES		5,316,235	1.5%
		22,132,650
Telecommunication services - 2.6%
Verizon Communications, Inc.	90,000	4,159,800	1.2%
OTHER SECURITIES		5,025,467	1.4%
		9,185,267
Utilities - 10.1%
Dominion Resources, Inc.	45,070	3,048,535	0.9%
Duke Energy Corp.	47,082	3,361,184	0.9%
NextEra Energy, Inc.	53,345	5,542,012	1.6%
PG&E Corp.	112,400	5,978,556	1.7%
Public Service
Enterprise Group, Inc.	70,000	2,708,300	0.8%
The Southern Company	95,800	4,482,482	1.3%
Xcel Energy, Inc.	100,000	3,591,000	1.0%
OTHER SECURITIES		6,782,329	1.9%
		35,494,398
TOTAL COMMON STOCKS (Cost $185,142,605)		$207,578,194

PREFERRED SECURITIES - 4.3%
Energy - 0.0%		19,375	0.0%
Financials - 2.9%
Bank of America Corp., 7.250%	3,350	3,662,455	1.0%
Wells Fargo & Company, 7.500%	4,600	5,340,600	1.5%
OTHER SECURITIES		1,285,300	0.4%
		10,288,355
Health care - 0.4%		1,210,462	0.4%
Information technology - 0.1%		480,654	0.1%
Utilities - 0.9%		3,122,413	0.9%
TOTAL PREFERRED
SECURITIES (Cost $12,590,761)		$15,121,259

CORPORATE BONDS - 23.1%
Consumer discretionary - 3.8%
iHeartCommunications, Inc.
9.000%, 12/15/2019
to 09/15/2022	$4,919,000	$3,500,310	0.9%

Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Consumer discretionary (continued)
OTHER SECURITIES		$9,694,857	2.9%
		13,195,167
Consumer staples - 1.2%		4,051,971	1.2%
Energy - 2.8%		9,745,618	2.8%
Financials - 4.0%
JPMorgan Chase & Co. (7.900% to
04/30/2018, then 3 month
LIBOR + 3.470%)
04/30/2018 (Q)	$2,500,000	2,545,000	0.7%
OTHER SECURITIES		11,626,375	3.3%
		14,171,375
Health care - 1.7%		6,081,625	1.7%
Industrials - 0.8%		2,858,000	0.8%
Information technology - 1.4%
First Data Corp.
7.000%, 12/01/2023 (S)	2,700,000	2,700,000	0.8%
OTHER SECURITIES		2,177,136	0.6%
		4,877,136
Materials - 0.9%		3,325,383	0.9%
Telecommunication services - 3.6%
Sprint Communications, Inc.
9.000%, 11/15/2018 (S)	2,900,000	3,052,250	0.9%
T-Mobile USA, Inc.
6.633%, 04/28/2021	2,500,000	2,612,500	0.8%
T-Mobile USA, Inc.
6.731%, 04/28/2022	2,500,000	2,606,250	0.7%
OTHER SECURITIES		4,198,750	1.2%
		12,469,750
Utilities - 2.9%
Dynegy, Inc.
6.750%, 11/01/2019	4,000,000	3,760,000	1.1%
InterGen NV
7.000%, 06/30/2023 (S)	4,000,000	3,170,000	0.9%
OTHER SECURITIES		3,111,250	0.9%
		10,041,250
TOTAL CORPORATE BONDS (Cost $91,889,020)		$80,817,275
CONVERTIBLE BONDS - 0.9%
Consumer discretionary - 0.3%		1,161,875	0.3%
Energy - 0.6%		2,090,000	0.6%
TOTAL CONVERTIBLE BONDS (Cost $5,142,671)		$3,251,875
TERM LOANS (M) - 2.3%
Consumer discretionary - 1.5%
Belk, Inc.
5.750%, 12/12/2022	3,500,000	3,115,000	0.9%
OTHER SECURITIES		2,350,258	0.6%
		5,465,258
Financials - 0.3%		985,833	0.3%
Industrials - 0.5%		1,660,112	0.5%
TOTAL TERM LOANS (Cost $8,991,303)		$8,111,203
Warrants 0.0%		5,074	0.0%
TOTAL WARRANTS (Cost $208,370)		$5,074

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%		$850	0.0%
TOTAL ESCROW CERTIFICATES (Cost $326)		$850

EQUITY LINKED SECURITIES - 1.6%
Apple, Inc. (Citigroup, Inc.)
8.748%, 03/22/2016	$2,500,000	2,642,500	0.8%
OTHER SECURITIES		2,826,061	0.8%
TOTAL EQUITY LINKED
SECURITIES (Cost $5,878,753)		$5,468,561

SECURITIES LENDING COLLATERAL - 3.6%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	1,269,179	12,697,881	3.6%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $12,698,402)		$12,697,881

SHORT-TERM INVESTMENTS - 3.2%
U.S. Government Agency - 3.2%
Federal Home Loan Bank Discount
Notes
0.030%, 01/04/2016 *	$11,100,000	$11,099,972	3.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $11,099,972)		$11,099,972
Total Investments (Income Trust)
(Cost $333,642,183) - 98.2%		$344,152,144	98.2%
Other assets and liabilities, net - 1.8%		6,140,355	1.8%
TOTAL NET ASSETS - 100.0%		$350,292,499	100.0%

Investment Quality Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 38.6%
Treasury Inflation Protected Securities - 6.9%
0.125%, 07/15/2024	$7,447,416	$7,061,395	2.5%
0.250%, 01/15/2025 (D)	11,327,038	10,793,195	3.9%
0.375%, 07/15/2025	1,474,322	1,424,962	0.5%
		19,279,552
U.S. Treasury Bonds - 1.4%
2.500%, 02/15/2045	2,855,000	2,556,350	0.9%
2.875%, 08/15/2045	1,525,000	1,478,237	0.5%
OTHER SECURITIES		7,050	0.0%
		4,041,637
U.S. Treasury Notes - 0.8%
1.750%, 09/30/2019 (D)	2,200,000	2,215,336	0.8%
OTHER SECURITIES		68,743	0.0%
		2,284,079
Federal Home Loan Mortgage Corp. - 8.5%
3.000%, TBA (C)	2,300,000	2,370,398	0.9%
3.000%, 04/01/2045
to 10/01/2045	3,754,502	3,752,462	1.4%
3.500%, 12/01/2045	5,800,000	5,973,946	2.1%
4.000%, TBA (C)	8,400,000	8,872,755	3.2%
4.500%, TBA (C)	2,200,000	2,369,761	0.8%

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
OTHER SECURITIES		$390,682	0.1%
		23,730,004
Federal National Mortgage Association - 15.6%
2.500%, TBA (C)	$1,600,000	1,612,703	0.6%
2.500%, 12/01/2042
to 04/01/2045	1,924,617	1,863,708	0.7%
2.970%, 06/01/2027
to 06/01/2030	1,281,000	1,228,851	0.4%
3.000%, TBA (C)	4,700,000	4,700,236	1.7%
3.500%, TBA (C)	12,300,000	12,687,625	4.5%
3.500%, 01/01/2046	5,700,000	5,883,416	2.1%
4.000%, TBA (C)	5,600,000	5,924,796	2.1%
4.500%, TBA (C)	5,700,000	6,155,867	2.2%
5.000%, TBA (C)	1,800,000	1,981,071	0.7%
OTHER SECURITIES		1,863,190	0.6%
		43,901,463
Government National Mortgage Association - 5.4%
3.000%, TBA (C)	1,500,000	1,520,468	0.6%
3.000%, 04/15/2045
to 05/15/2045	3,034,652	3,079,736	1.2%
3.500%, TBA (C)	9,400,000	9,794,697	3.5%
OTHER SECURITIES		658,458	0.1%
		15,053,359
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $108,481,172)		$108,290,094
FOREIGN GOVERNMENT
OBLIGATIONS - 2.1%
Brazil - 0.2%		580,625	0.2%
Cameroon - 0.1%		237,150	0.1%
Colombia - 0.1%		205,676	0.1%
Costa Rica - 0.0%		94,273	0.0%
Dominican Republic - 0.1%		187,688	0.1%
Gabon - 0.1%		178,556	0.1%
Hungary - 0.0%		41,720	0.0%
Indonesia - 0.3%		741,391	0.3%
Jamaica - 0.1%		198,500	0.1%
Malaysia - 0.0%		134,484	0.0%
Mexico - 0.3%		787,229	0.3%
Peru - 0.1%		438,504	0.1%
Poland - 0.0%		108,812	0.0%
Romania - 0.0%		38,816	0.0%
Russia - 0.1%		426,341	0.1%
South Africa - 0.1%		176,690	0.1%
Thailand - 0.0%		118,296	0.0%
Tunisia - 0.1%		173,061	0.1%
Uruguay - 0.4%		1,083,071	0.4%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $6,679,835)		$5,950,883
CORPORATE BONDS - 32.7%
Consumer discretionary - 4.0%		11,250,882	4.0%
Consumer staples - 1.5%		4,301,532	1.5%

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Energy - 2.7%		$7,665,807	2.7%
Financials - 15.6%
Bank of America Corp.
7.750%, 05/14/2038	$825,000	1,118,590	0.4%
Barclays Bank PLC
6.050%, 12/04/2017 (S)	1,130,000	1,205,440	0.4%
Citigroup, Inc.
4.450%, 09/29/2027	1,265,000	1,257,471	0.4%
Credit Suisse Group Funding
Guernsey, Ltd.
3.125%, 12/10/2020 (S)	1,150,000	1,145,294	0.4%
JPMorgan Chase & Co.
4.250%, 10/01/2027	1,180,000	1,178,319	0.4%
JPMorgan Chase & Co.
5.625%, 08/16/2043	905,000	985,203	0.4%
Morgan Stanley
6.625%, 04/01/2018	1,225,000	1,343,382	0.5%
Santander Issuances SAU
5.179%, 11/19/2025	1,400,000	1,378,961	0.5%
The Goldman Sachs Group, Inc.
2.375%, 01/22/2018	925,000	933,054	0.3%
OTHER SECURITIES		33,132,076	11.9%
		43,677,790
Health care - 2.6%		7,139,832	2.6%
Industrials - 1.4%		4,003,610	1.4%
Information technology - 1.2%		3,459,160	1.2%
Materials - 0.9%		2,557,705	0.9%
Telecommunication services - 2.2%
Verizon Communications, Inc.
4.672%, 03/15/2055	1,178,000	1,021,878	0.4%
OTHER SECURITIES		5,195,760	1.8%
		6,217,638
Utilities - 0.6%		1,686,068	0.6%
TOTAL CORPORATE BONDS (Cost $94,954,425)		$91,960,024
CAPITAL PREFERRED SECURITIES - 0.1%
Financials - 0.1%		183,515	0.1%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $175,284)		$183,515
Municipal bonds - 1.5%		4,183,067	1.5%
TOTAL MUNICIPAL BONDS (Cost $4,220,011)		$4,183,067
TERM LOANS (M) - 3.9%
Consumer discretionary - 1.5%		4,186,833	1.5%
Consumer staples - 0.2%		651,151	0.2%
Energy - 0.1%		240,724	0.1%
Financials - 0.3%		737,604	0.3%
Health care - 0.4%		1,023,632	0.4%
Industrials - 0.5%		1,263,574	0.5%
Information technology - 0.4%		1,223,070	0.4%
Materials - 0.3%		935,741	0.3%
Telecommunication services - 0.2%		621,468	0.2%
TOTAL TERM LOANS (Cost $11,734,944)		$10,883,797

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS - 15.7%
Commercial and residential - 13.8%		$38,820,023	13.8%
Federal Home Loan Mortgage Corp. - 1.7%
Federal Home Loan Mortgage Corp.,
3.022%, 12/25/2027 (P)	$1,129,000	1,122,790	0.4%
Federal Home Loan Mortgage Corp.,
3.272%, 04/25/2028 (P)	1,265,000	1,262,495	0.5%
OTHER SECURITIES		2,295,846	0.8%
		4,681,131
Federal National Mortgage Association - 0.2%		473,717	0.2%
Government National Mortgage Association - 0.0%		23,861	0.0%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $45,097,889)		$43,998,732

ASSET BACKED SECURITIES - 17.9%
Apidos CLO XVII,
1.815%, 04/17/2026 (P)(S)	1,200,000	1,192,472	0.4%
Apidos CLO XVII,
2.365%, 04/17/2026 (P)(S)	1,190,000	1,159,204	0.4%
Apidos CLO XXI,
1.707%, 07/18/2027 (P)(S)	1,170,000	1,154,496	0.4%
Avery Point VI CLO, Ltd.,
1.784%, 08/05/2027 (P)(S)	1,230,000	1,217,920	0.4%
Babson CLO, Ltd.,
1.747%, 04/20/2027 (P)(S)	1,205,000	1,194,329	0.4%
BlueMountain CLO,
1.813%, 10/20/2027 (P)(S)	1,040,000	1,031,841	0.4%
Magnetite IX, Ltd.,
1.740%, 07/25/2026 (P)(S)	915,000	908,259	0.3%
NRZ Advance
Receivables Trust Advance
Receivables Backed 201,
3.302%, 08/17/2048 (S)	2,035,000	2,020,780	0.7%
OCP CLO, Ltd.,
1.845%, 04/17/2027 (P)(S)	1,065,000	1,051,110	0.4%
OZLM XII, Ltd.,
1.726%, 04/30/2027 (P)(S)	1,025,000	1,012,154	0.4%
Race Point IX CLO, Ltd.,
1.831%, 04/15/2027 (P)(S)	945,000	936,247	0.3%
Shackleton 2015-VIII CLO, Ltd.,
1.837%, 10/20/2027 (P)(S)	1,035,000	1,024,408	0.4%
Venture XI CLO, Ltd.,
1.662%, 11/14/2022 (P)(S)	1,085,000	1,078,564	0.4%
OTHER SECURITIES		35,373,747	12.6%
TOTAL ASSET BACKED
SECURITIES (Cost $50,703,651)		$50,355,531

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 0.1%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	24,439	$244,503	0.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $244,511)		$244,503

SHORT-TERM INVESTMENTS - 3.8%
Repurchase agreement - 3.8%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2015 at
0.360% to be repurchased at
$3,100,124 on 01/04/2016,
collateralized by $2,942,706
Federal National Mortgage
Association, 4.000% due
04/01/2043 (valued at $3,162,001,
including interest)	$3,100,000	$3,100,000	1.1%
Goldman Sachs Tri-Party
Repurchase Agreement dated
12/31/2015 at 0.320% to be
repurchased at $7,600,270 on
01/04/2016, collateralized by
$7,735,554 Federal National
Mortgage Association, 3.000%
due 09/01/2043 (valued at
$7,752,000, including interest)	7,600,000	7,600,000	2.7%
		10,700,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $10,700,000)		$10,700,000
Total Investments (Investment Quality Bond Trust)
(Cost $332,991,722) - 116.4%		$326,750,146	116.4%
Other assets and liabilities, net - (16.4%)		(46,113,307)	(16.4)%
TOTAL NET ASSETS - 100.0%		$280,636,839	100.0%

Money Market Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMERCIAL PAPER - 58.0%
Abbott Laboratories
0.360%, 01/15/2016 *	$41,000,000	$40,994,260	2.1%
Abbott Laboratories
0.420%, 02/11/2016 *	57,000,000	56,972,730	2.9%
American Honda Finance Corp.
0.430%, 02/05/2016 *	50,000,000	49,979,097	2.5%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.380%, 01/07/2016 *	68,000,000	67,995,693	3.5%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.470%, 02/23/2016 *	30,000,000	29,979,242	1.5%
BMW US Capital LLC
0.380%, 01/14/2016 *	25,000,000	24,996,569	1.3%
BMW US Capital LLC
0.400%, 01/19/2016 *	50,000,000	49,990,000	2.6%
BMW US Capital LLC
0.400%, 01/20/2016 *	23,000,000	22,995,144	1.2%
Caisse Centrale Desjardins
0.400%, 01/05/2016 *	25,000,000	24,998,889	1.3%
Caisse Centrale Desjardins
0.470%, 01/26/2016 *	73,000,000	72,976,174	3.7%
Caterpillar Financial Services Corp.
0.400%, 01/20/2016 *	4,140,000	4,139,126	0.2%

Money Market Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMERCIAL PAPER (continued)
Caterpillar Financial Services Corp.
0.450%, 02/19/2016 *	$26,000,000	$25,984,075	1.3%
Chevron Corp.
0.400%, 01/28/2016 *	50,000,000	49,985,000	2.5%
Chevron Corp.
0.400%, 02/03/2016 *	48,000,000	47,982,400	2.4%
Exxon Mobil Corp.
0.390%, 01/12/2016 *	60,000,000	59,992,850	3.1%
Exxon Mobil Corp.
0.390%, 01/13/2016 *	38,000,000	37,995,060	1.9%
MetLife Short Term Funding LLC
0.160%, 01/05/2016 *	36,000,000	35,999,360	1.8%
National Rural Utilities Cooperative
Finance Corp.
0.370%, 01/11/2016 *	45,000,000	44,995,375	2.3%
National Rural Utilities Cooperative
Finance Corp.
0.420%, 02/03/2016 *	50,000,000	49,980,750	2.5%
PepsiCo, Inc.
0.340%, 01/28/2016 *	28,000,000	27,992,860	1.4%
Province of Ontario, Canada
0.390%, 01/28/2016 *	50,000,000	49,985,375	2.5%
Province of Ontario, Canada
0.410%, 02/16/2016 *	18,620,000	18,610,245	1.0%
Province of Quebec, Canada
0.400%, 01/15/2016 *	31,150,000	31,145,154	1.6%
Province of Quebec, Canada
0.400%, 01/19/2016 *	12,160,000	12,157,568	0.6%
Scotiabanc, Inc.
0.430%, 01/19/2016 *	68,000,000	67,985,380	3.5%
Telstra Corp., Ltd.
0.430%, 01/19/2016 *	25,000,000	24,994,625	1.3%
The Estee Lauder Companies, Inc.
0.400%, 01/19/2016 *	20,000,000	19,996,000	1.0%
Total Capital Canada, Ltd.
0.450%, 01/21/2016 *	48,505,000	48,492,874	2.5%
Wal-Mart Stores, Inc.
0.320%, 01/04/2016*	39,710,000	39,708,941	2.0%
TOTAL COMMERCIAL PAPER (Cost $1,140,000,816)		$1,140,000,816

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 34.0%
U.S. Treasury Bills - 16.2%
0.190%, 01/21/2016 *	100,000,000	99,989,444	5.1%
0.193%, 01/14/2016 *	105,000,000	104,992,701	5.3%
0.456%, 06/30/2016 *	16,350,000	16,312,515	0.8%
0.475%, 06/23/2016*	23,790,000	23,735,382	1.2%
0.525%, 06/23/2016 *	74,020,000	73,832,174	3.8%
Federal Home Loan Bank - 17.8%
0.240%, 01/08/2016 *	46,900,000	46,897,811	2.4%
0.400%, 03/30/2016 to
03/31/2016 *	152,020,000	151,869,091	7.7%
0.560%, 05/16/2016 *	29,819,000	29,755,916	1.5%
0.580%, 06/29/2016 *	92,000,000	91,733,200	4.7%
0.590%, 06/24/2016 *	30,070,000	29,983,758	1.5%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $669,101,992)		$669,101,992

CERTIFICATE OF DEPOSIT - 8.7%
Bank of Nova Scotia
0.582%, 02/25/2016 (P)*	30,000,000	30,000,000	1.5%

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CERTIFICATE OF DEPOSIT (continued)
Canadian Imperial Bank of
Commerce
0.426%, 01/08/2016 (P)*	$41,500,000	$41,500,000	2.1%
Sumitomo Mitsui Trust Bank, Ltd.
0.230%, 01/05/2016 *	60,000,000	60,000,000	3.1%
Sumitomo Mitsui Trust Bank, Ltd.
0.230%, 01/06/2016 *	40,000,000	40,000,000	2.0%
TOTAL CERTIFICATE OF
DEPOSIT (Cost $171,500,000)		$171,500,000
Total Investments (Money Market Trust)
(Cost $1,980,602,808) - 100.7%		$1,980,602,808	100.7%
Other assets and liabilities, net - (0.7%)		(13,338,337)	(0.7)%
TOTAL NET ASSETS - 100.0%		$1,967,264,471	100.0%

Money Market Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMERCIAL PAPER - 65.1%
Abbott Laboratories
0.420%, 02/11/2016 *	$8,000,000	$7,996,173	1.7%
Abbott Laboratories
0.420%, 03/01/2016 *	14,000,000	13,990,200	3.1%
American Honda Finance Corp.
0.400%, 01/19/2016 *	22,000,000	21,995,600	4.8%
Apple, Inc.
0.320%, 01/25/2016 *	3,060,000	3,059,347	0.7%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.380%, 01/07/2016 *	22,000,000	21,998,607	4.8%
BMW US Capital LLC
0.400%, 01/20/2016 *	7,000,000	6,998,522	1.5%
BMW US Capital LLC
0.440%, 02/29/2016 *	15,000,000	14,989,183	3.3%
CAFCO LLC
0.400%, 03/03/2016 *	15,000,000	14,989,667	3.3%
Caisse Centrale Desjardins
0.400%, 01/05/2016 *	5,000,000	4,999,778	1.1%
Caisse Centrale Desjardins
0.470%, 01/26/2016 *	17,000,000	16,994,451	3.7%
Caterpillar Financial Services Corp.
0.400%, 01/20/2016 *	17,860,000	17,856,230	3.9%
Chevron Corp.
0.400%, 02/03/2016 *	12,000,000	11,995,600	2.6%
Chevron Corp.
0.420%, 01/28/2016 *	10,000,000	9,996,850	2.2%
Exxon Mobil Corp.
0.340%, 02/02/2016 *	9,400,000	9,397,159	2.0%
Exxon Mobil Corp.
0.390%, 01/12/2016 *	2,420,000	2,419,712	0.5%
Exxon Mobil Corp.
0.390%, 01/13/2016 *	9,720,000	9,718,736	2.1%
Parker-Hannifin Corp.
0.350%, 01/26/2016 *	8,910,000	8,907,834	1.9%
PepsiCo, Inc.
0.340%, 01/28/2016 *	22,000,000	21,994,390	4.8%
Province of Quebec, Canada
0.400%, 01/19/2016 *	3,350,000	3,349,330	0.7%
Province of Quebec, Canada
0.425%, 03/01/2016 *	18,650,000	18,636,790	4.1%

Money Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMERCIAL PAPER (continued)
Scotiabanc, Inc.
0.430%, 01/19/2016 *	$17,000,000	$16,996,345	3.7%
Total Capital Canada, Ltd.
0.450%, 01/21/2016 *	9,235,000	9,232,691	2.0%
Wal-Mart Stores, Inc.
0.320%, 01/04/2016*	20,000,000	19,999,467	4.4%
Washington Gas Light Company
0.420%, 01/19/2016 *	10,000,000	9,997,900	2.2%
TOTAL COMMERCIAL PAPER (Cost $298,510,562)		$298,510,562
CORPORATE INTEREST-BEARING
OBLIGATIONS - 4.8%
International Bank for
Reconstruction & Development
0.300%, 01/29/2016 *	12,000,000	11,997,200	2.6%
International Bank for
Reconstruction & Development
0.320%, 01/29/2016*	10,000,000	9,997,511	2.2%
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $21,994,711)		$21,994,711
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 20.2%
U.S. Treasury Bills - 16.3%
0.190%, 01/21/2016 *	25,000,000	24,997,361	5.4%
0.193%, 01/14/2016 *	20,000,000	19,998,610	4.4%
0.456%, 06/30/2016*	4,580,000	4,569,500	1.0%
0.475%, 06/30/2016 *	10,000,000	9,976,118	2.2%
0.525%, 06/23/2016 *	15,140,000	15,101,582	3.3%
Federal Home Loan Bank - 3.9%
0.570%, 06/24/2016 *	8,000,000	7,977,833	1.7%
0.571%, 06/01/2016 *	10,000,000	9,975,891	2.2%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $92,596,895)		$92,596,895
CERTIFICATE OF DEPOSIT - 7.8%
Bank of Nova Scotia
0.582%, 02/25/2016 (P)*	5,000,000	5,000,000	1.1%
Canadian Imperial Bank of
Commerce
0.426%, 01/08/2016 (P)*	8,500,000	8,500,000	1.9%
Sumitomo Mitsui Banking Corp.
0.230%, 01/05/2016 *	22,000,000	22,000,000	4.8%
TOTAL CERTIFICATE OF
DEPOSIT (Cost $35,500,000)		$35,500,000
Total Investments (Money Market Trust B)
(Cost $448,602,168) - 97.9%		$448,602,168	97.9%
Other assets and liabilities, net - 2.1%		9,816,551	2.1%
TOTAL NET ASSETS - 100.0%		$458,418,719	100.0%

New Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 43.2%
Treasury Inflation Protected Securities - 1.1%
0.625%, 01/15/2024	$14,336,876	$14,152,734	1.0%

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Treasury Inflation Protected Securities (continued)
OTHER SECURITIES		$1,560,672	0.1%
		15,713,406
U.S. Treasury Bonds - 6.2%
3.000%, 11/15/2044
to 11/15/2045	$34,665,000	34,472,069	2.3%
3.125%, 02/15/2043	29,195,000	29,861,639	2.1%
3.375%, 05/15/2044	9,275,000	9,934,731	0.7%
5.375%, 02/15/2031	8,650,000	11,727,878	0.8%
OTHER SECURITIES		4,463,539	0.3%
		90,459,856
U.S. Treasury Notes - 8.6%
0.625%, 11/30/2017	28,580,000	28,345,072	1.9%
0.875%, 02/28/2017	29,740,000	29,752,729	2.0%
1.250%, 10/31/2018	20,290,000	20,264,211	1.4%
1.500%, 05/31/2019	48,325,000	48,378,689	3.3%
		126,740,701
U.S. Treasury Strips - 0.0%		197,564	0.0%
Federal Home Loan Mortgage Corp. - 4.0%
3.000%, 01/01/2043
to 06/01/2043	16,773,082	16,792,925	1.2%
3.500%, 03/01/2043
to 01/01/2044	9,982,535	10,291,277	0.8%
4.000%, 05/01/2026
to 02/01/2041	11,874,669	12,590,489	0.9%
4.500%, 11/01/2018
to 10/01/2039	8,513,103	9,196,704	0.6%
OTHER SECURITIES		9,500,185	0.5%
		58,371,580
Federal National Mortgage Association - 14.9%
2.500%, 10/01/2027
to 01/01/2043	22,206,809	22,265,295	1.6%
3.000%, TBA (C)	8,500,000	8,500,427	0.6%
3.000%, 01/01/2027
to 10/01/2043	31,962,705	32,213,076	2.3%
3.500%, 06/01/2042
to 04/01/2045	22,284,428	23,018,891	1.7%
4.000%, TBA (C)	16,655,000	17,620,977	1.2%
4.000%, 11/01/2025
to 12/01/2045	31,201,437	33,100,854	2.1%
4.500%, 05/01/2019
to 09/01/2042	22,227,968	24,068,967	1.5%
5.000%, 05/01/2018
to 07/01/2042	22,877,196	25,210,911	1.9%
5.500%, 05/01/2016
to 09/01/2041	11,523,646	12,929,985	0.8%
6.000%, 09/01/2017
to 09/01/2038	7,965,501	9,016,942	0.5%
OTHER SECURITIES		10,554,989	0.7%
		218,501,314
Government National Mortgage Association - 8.4%
2.500%, 11/20/2042
to 07/20/2043	10,082,740	9,821,625	0.8%
3.500%, TBA (C)	14,935,000	15,568,363	1.1%
3.500%, 09/15/2041
to 08/20/2045	39,902,706	41,670,683	2.8%
4.000%, TBA (C)	6,175,000	6,556,507	0.5%
4.000%, 09/20/2040
to 09/20/2045	15,755,705	16,812,708	1.2%

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
4.500%, 01/15/2019
to 09/20/2040	$8,477,863	$9,178,025	0.8%
5.500%, 02/15/2029
to 06/20/2044	4,802,004	5,392,090	0.2%
OTHER SECURITIES		17,496,711	1.0%
		122,496,712
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $629,633,391)		$632,481,133
FOREIGN GOVERNMENT
OBLIGATIONS - 1.4%
Bermuda - 0.3%		4,452,935	0.3%
Mexico - 0.8%		11,438,265	0.8%
Morocco - 0.1%		1,678,050	0.1%
Poland - 0.2%		2,251,094	0.2%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $21,906,110)		$19,820,344
CORPORATE BONDS - 32.0%
Consumer discretionary - 5.6%
Amazon.com, Inc.
4.950%, 12/05/2044	5,310,000	5,657,348	0.4%
OTHER SECURITIES		76,544,018	5.2%
		82,201,366
Consumer staples - 1.6%		22,900,362	1.6%
Energy - 3.1%		46,064,540	3.1%
Financials - 10.5%
Barclays Bank PLC
5.140%, 10/14/2020	5,995,000	6,508,532	0.4%
Branch Banking & Trust Company
3.800%, 10/30/2026	5,920,000	6,010,866	0.4%
JPMorgan Chase & Co.
3.875%, 09/10/2024	5,245,000	5,220,097	0.4%
Morgan Stanley
3.750%, 02/25/2023	8,280,000	8,486,271	0.6%
The Goldman Sachs Group, Inc.
3.625%, 01/22/2023	13,495,000	13,653,377	0.9%
OTHER SECURITIES		113,556,131	7.8%
		153,435,274
Health care - 3.5%
Medtronic, Inc.
3.500%, 03/15/2025	7,140,000	7,224,530	0.5%
OTHER SECURITIES		44,525,026	3.0%
		51,749,556
Industrials - 2.3%		33,142,244	2.3%
Information technology - 1.3%		19,574,285	1.3%
Materials - 0.8%		11,583,617	0.8%
Telecommunication services - 2.2%
Verizon Communications, Inc.
4.500%, 09/15/2020	5,050,000	5,426,508	0.4%
Verizon Communications, Inc.
6.400%, 09/15/2033	6,750,000	7,690,471	0.5%
OTHER SECURITIES		19,777,862	1.3%
		32,894,841

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Utilities - 1.1%		$15,608,281	1.1%
TOTAL CORPORATE BONDS (Cost $472,185,302)		$469,154,366
Municipal bonds 1.4%		19,845,794	1.4%
TOTAL MUNICIPAL BONDS (Cost $18,242,498)		$19,845,794
TERM LOANS (M) - 1.1%
Consumer discretionary - 0.3%		3,998,303	0.3%
Financials - 0.3%		3,804,833	0.3%
Health care - 0.1%		1,002,611	0.1%
Information technology - 0.3%		4,532,667	0.3%
Telecommunication services - 0.1%		2,004,468	0.1%
TOTAL TERM LOANS (Cost $15,868,305)		$15,342,882
COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.4%
Commercial and residential - 10.0%
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG),
3.528%, 12/10/2047	$8,805,000	8,875,289	0.6%
JPMBB Commercial Mortgage
Securities Trust,
3.822%, 07/15/2048	5,510,000	5,644,261	0.4%
JPMorgan Chase Commercial
Mortgage Securities Trust,
5.552%, 05/12/2045	6,299,807	6,373,644	0.4%
JPMorgan Chase Commercial
Mortgage Securities Trust,
5.694%, 02/12/2049 (P)	8,480,000	8,737,772	0.6%
OTHER SECURITIES		117,074,739	8.0%
		146,705,705
Federal Home Loan Mortgage Corp. - 1.3%		19,121,578	1.3%
Federal National Mortgage Association - 0.0%		833	0.0%
Government National Mortgage Association - 0.1%		1,396,056	0.1%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $169,929,281)		$167,224,172
ASSET BACKED SECURITIES - 9.4%
Ally Master Owner Trust,
1.630%, 05/15/2020	8,360,000	8,281,486	0.6%
Avis Budget Rental Car Funding
AESOP LLC,
2.460%, 07/20/2020 (S)	5,450,000	5,468,111	0.4%
Cabela’s Credit Card Master
Note Trust,
2.390%, 06/17/2019 (S)	5,515,000	5,544,632	0.4%
Enterprise Fleet Financing LLC,
1.300%, 09/20/2020 (S)	6,715,000	6,691,100	0.5%
Synchrony Credit Card Master
Note Trust,
2.220%, 01/15/2022	5,465,000	5,480,396	0.4%
OTHER SECURITIES		106,321,316	7.1%
TOTAL ASSET BACKED
SECURITIES (Cost $139,313,149)		$137,787,041
SHORT-TERM INVESTMENTS - 2.6%
Money market funds - 2.6%
T. Rowe Price Reserve Investment
Fund, 0.2195% (Y)	38,468,401	$38,468,401	2.6%

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 0.0%		$275,000	0.0%
TOTAL SHORT-TERM
INVESTMENTS (Cost $38,743,401)		$38,743,401
Total Investments (New Income Trust)
(Cost $1,505,821,437) - 102.5%		$1,500,399,133	102.5%
Other assets and liabilities, net - (2.5%)		(36,344,172)	(2.5)%
TOTAL NET ASSETS - 100.0%		$1,464,054,961	100.0%
SALE COMMITMENTS OUTSTANDING - (1.1)%
Federal National Mortgage Association - (1.1)%
3.000%, TBA (C)	(16,775,000)	(16,775,842)	(1.1)%
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(16,761,898))		$(16,775,842)

Real Return Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 102.8%
Treasury Inflation Protected Securities - 99.5%
0.125%, 04/15/2016
to 07/15/2024	$21,051,357	$20,406,300	28.2%
0.125%, 04/15/2018 (D)	616,130	614,669	0.9%
0.250%, 01/15/2025	401,668	382,737	0.5%
0.625%, 07/15/2021
to 02/15/2043	9,566,799	9,587,523	13.2%
0.750%, 02/15/2042
to 02/15/2045	2,686,651	2,338,397	3.3%
1.375%, 01/15/2020
to 02/15/2044	3,135,798	3,181,109	4.4%
1.750%, 01/15/2028	6,923,805	7,550,451	10.4%
2.000%, 01/15/2016	239,666	239,617	0.3%
2.000%, 01/15/2026 (D)	1,078,301	1,195,950	1.7%
2.125%, 01/15/2019
to 02/15/2040	2,325,477	2,472,070	3.4%
2.375%, 01/15/2025
to 01/15/2027	19,296,541	21,999,360	30.3%
2.500%, 07/15/2016	565,306	574,350	0.8%
3.875%, 04/15/2029	982,192	1,331,712	1.8%
OTHER SECURITIES		191,877	0.3%
		72,066,122
U.S. Treasury Bonds - 1.1%
3.000%, 11/15/2044
to 05/15/2045 (D)	610,000	606,133	0.8%
OTHER SECURITIES		199,022	0.3%
		805,155
Federal National Mortgage Association - 2.2%
3.000%, 08/01/2043	1,587,831	1,591,198	2.2%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $79,963,348)		$74,462,475

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 6.6%
France - 0.2%			$116,464	0.2%
Germany - 0.3%
Federal Republic of Germany,
Inflation Linked Bond
0.750%, 04/15/2018	EUR	212,816	236,920	0.3%
Italy - 1.5%
Republic of Italy
1.700%, 09/15/2018		303,666	347,843	0.5%
Republic of Italy
2.350%, 09/15/2024 (S)		412,546	516,764	0.7%
Republic of Italy
2.550%, 09/15/2041		184,933	251,740	0.3%
			1,116,347
Mexico - 1.2%
Government of Mexico
4.000%, 11/15/2040
to 11/08/2046	MXN	7,954,453	467,279	0.7%
OTHER SECURITIES			387,765	0.5%
			855,044
New Zealand - 0.7%
Dominion of New Zealand,
Index Linked Bond
2.000%, 09/20/2025	NZD	600,000	415,974	0.6%
OTHER SECURITIES			75,166	0.1%
			491,140
Spain - 0.3%			223,364	0.3%
United Kingdom - 2.4%
Government of United
Kingdom, Inflation
Linked Bond
0.125%, 03/22/2024
to 03/22/2068	GBP	991,727	1,636,196	2.3%
OTHER SECURITIES			107,274	0.1%
			1,743,470
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $5,406,525)			$4,782,749
CORPORATE BONDS - 8.8%
Consumer discretionary - 1.1%
CCO Safari II LLC
4.464%, 07/23/2022 (S)		$400,000	398,608	0.5%
The Home Depot, Inc.
2.625%, 06/01/2022		400,000	399,629	0.6%
			798,237
Energy - 2.0%
Petrobras Global Finance BV
2.886%, 03/17/2017 (P)		700,000	641,375	0.9%
Sabine Pass LNG LP
7.500%, 11/30/2016		600,000	597,000	0.8%
OTHER SECURITIES			208,000	0.3%
			1,446,375
Financials - 5.3%
Ally Financial, Inc.
3.600%, 05/21/2018		800,000	800,000	1.1%
Banca Monte dei Paschi di
Siena SpA
3.625%, 04/01/2019	EUR	300,000	326,242	0.4%

Real Return Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp.
3.875%, 08/01/2025		$400,000	$406,090	0.6%
Barclays PLC (8.000% to
12/15/2020, then 5 Year Euro
Swap Rate + 6.750%)
12/15/2020 (Q)	EUR	300,000	353,330	0.5%
Barclays PLC (8.250% to
12/15/2018, then 5 Year
U.S. Swap Rate + 6.705%)
12/15/2018 (Q)		$200,000	212,940	0.3%
The Goldman Sachs Group, Inc.
1.712%, 09/15/2020 (P)		300,000	300,653	0.4%
OTHER SECURITIES			1,445,082	2.0%
			3,844,337
Industrials - 0.3%			199,962	0.3%
Information technology - 0.1%			99,942	0.1%
TOTAL CORPORATE BONDS (Cost $6,715,435)			$6,388,853
COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.5%
Commercial and residential - 4.5%
Banc of America Large
Loan, Inc.,
5.588%, 06/24/2050 (P)(S)		207,748	211,586	0.3%
CHL Mortgage Pass
Through Trust,
5.500%, 01/25/2035		276,427	281,100	0.4%
Countrywide Alternative
Loan Trust,
0.592%, 05/25/2047 (P)		399,964	343,422	0.5%
GreenPoint Mortgage
Funding Trust,
0.862%, 06/25/2045 (P)		262,213	230,693	0.3%
Grifonas Finance PLC,
0.319%, 08/28/2039 (P)		272,403	223,572	0.3%
OTHER SECURITIES			2,000,935	2.7%
			3,291,308
Federal Home Loan Mortgage Corp. - 0.6%
0.781%, 09/15/2042 (P)		$315,508	312,870	0.5%
OTHER SECURITIES			83,093	0.1%
			395,963
Federal National Mortgage Association - 0.4%			321,422	0.4%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $4,044,925)			$4,008,693
ASSET BACKED SECURITIES - 2.9%
LCM IX LP,
1.521%, 07/14/2022 (P)(S)		261,046	259,442	0.4%
OneMain Financial
Issuance Trust,
2.470%, 09/18/2024 (S)		400,000	399,212	0.6%
Symphony CLO III, Ltd.,
0.602%, 05/15/2019 (P)(S)		289,179	286,499	0.4%
Venture VII CDO, Ltd.,
0.547%, 01/20/2022 (P)(S)		464,192	451,226	0.6%
OTHER SECURITIES			669,288	0.9%
TOTAL ASSET BACKED
SECURITIES (Cost $2,081,535)			$2,065,667

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS - 0.0%
Financials - 0.0%		$3,608	0.0%
TOTAL COMMON STOCKS (Cost $1,386)		$3,608

PURCHASED OPTIONS - 0.2%
Put options - 0.2%		144,837	0.2%
Call options - 0.0%		219	0.0%
TOTAL PURCHASED OPTIONS (Cost $224,769)		$145,056

SHORT-TERM INVESTMENTS - 62.2%
U.S. Government - 1.0%
U.S. Treasury Bill
0.062%, 01/14/2016 (D)*	$698,000	$697,978	1.0%
Repurchase agreement - 61.2%
Repurchase Agreement with Bank of Nova Scotia dated 12/31/2015 at 0.520% to be repurchased at $7,200,416 on 01/04/2016, collateralized by $7,048,000 U.S. Treasury Notes, 2.625% due 11/15/2020 (valued at $7,353,300, including interest)	7,200,000	7,200,000	10.0%
Repurchase Agreement with Barclays Capital dated 12/31/2015 at 0.550% to be repurchased at $7,200,440 on 01/04/2016, collateralized by $7,335,000 U.S. Treasury Notes, 2.125% due 12/31/2022 (valued at $7,353,338, including interest)	7,200,000	7,200,000	10.0%
Repurchase Agreement with Credit Suisse dated 12/31/2015 at 0.550% to be repurchased at $7,200,440 on 01/04/2016, collateralized by $7,381,000 U.S. Treasury Notes, 0.625% due 08/31/2017 (valued at $7,353,214, including interest)	7,200,000	7,200,000	10.0%
Repurchase Agreement with Deutsche Bank dated 12/31/2015 at 0.500% to be repurchased at $7,200,400 on 01/04/2016, collateralized by $7,102,000 U.S. Treasury Bonds, 3.125% due 02/15/2043 (valued at $7,465,978, including interest).	7,200,000	7,200,000	9.9%
Repurchase Agreement with JPMorgan Chase & Co. dated 12/31/2015 at 0.570% to be repurchased at $7,200,456 on 01/04/2016, collateralized by $7,403,000 U.S. Treasury Notes, 0.500% due 07/31/2017 (valued at $7,366,915, including interest)	7,200,000	7,200,000	9.9%

Real Return Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Repurchase Agreement with Royal Bank of Canada dated 12/31/2015 at 0.540% to be repurchased at $1,100,066 on 01/04/2016, collateralized by $1,122,000 U.S. Treasury Notes, 1.750% due 10/31/2020 (valued at $1,124,765, including interest)	$1,100,000	$1,100,000	1.5%
Repurchase Agreement with Toronto-Dominion Bank dated 12/31/2015 at 0.560% to be repurchased at $7,200,448 on 01/04/2016, collateralized by $7,360,000 U.S. Treasury Notes, 1.000% due 10/31/2017 (valued at $7,359,440, including interest)	7,200,000	7,200,000	9.9%
		44,300,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $44,997,952)		$44,997,978
Total Investments (Real Return Bond Trust)
(Cost $143,435,875) - 189.0%		$136,855,079	189.0%
Other assets and liabilities, net - (89.0%)		(64,450,720)	(89.0)%
TOTAL NET ASSETS - 100.0%		$72,404,359	100.0%

Short Term Government Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 93.6%
U.S. Treasury Notes - 23.2%
0.625%, 08/31/2017
to 04/30/2018	$7,350,000	$7,287,605	2.2%
0.750%, 06/30/2017
to 03/31/2018	18,275,000	18,188,978	5.5%
0.875%, 07/15/2017
to 07/15/2018	23,665,000	23,560,220	7.2%
1.375%, 09/30/2020	4,425,000	4,349,611	1.3%
1.625%, 06/30/2020	23,000,000	22,911,174	7.0%
		76,297,588
Federal Agricultural Mortgage Corp. - 13.0%
1.750%, 06/15/2020	6,225,000	6,176,134	1.9%
5.125%, 04/19/2017 (S)	34,568,000	36,332,731	11.1%
		42,508,865
Federal Farm Credit Bank - 14.5%
0.900%, 12/26/2017	3,890,000	3,890,078	1.2%
1.240%, 11/13/2018	15,760,000	15,674,580	4.8%
1.480%, 01/22/2019	6,215,000	6,217,045	1.9%
1.540%, 04/01/2019	7,455,000	7,439,173	2.2%
1.700%, 10/08/2020	14,664,000	14,375,940	4.4%
		47,596,816

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal Home Loan Bank - 5.6%
1.000%, 10/16/2017	$7,700,000	$7,675,853	2.3%
1.130%, 03/27/2018	7,325,000	7,299,736	2.2%
1.750%, 10/08/2020	3,600,000	3,534,854	1.1%
		18,510,443
Federal Home Loan Mortgage Corp. - 11.7%
1.100%, 05/07/2018	7,995,000	7,956,560	2.4%
1.200%, 11/23/2018	7,500,000	7,436,085	2.3%
1.250%, 05/25/2018	12,800,000	12,767,450	3.9%
2.197%, 09/01/2042 (P)	959,027	983,542	0.3%
2.590%, 09/01/2039 (P)	501,423	532,137	0.2%
2.592%, 01/01/2044 (P)	2,273,716	2,330,046	0.7%
2.984%, 03/01/2044 (P)	1,246,141	1,280,106	0.4%
5.500%, 07/01/2040	4,480,793	5,037,495	1.5%
OTHER SECURITIES		3,702	0.0%
		38,327,123
Federal National Mortgage Association - 15.0%
1.000%, 12/12/2017
to 12/28/2017	13,630,000	13,601,991	4.2%
1.875%, 11/27/2020	7,050,000	7,013,171	2.2%
2.351%, 04/01/2042 (P)	2,186,209	2,289,823	0.7%
2.355%, 09/01/2041 (P)	2,504,242	2,657,640	0.8%
2.499%, 02/01/2042 (P)	4,335,543	4,555,055	1.4%
2.500%, 10/01/2027	2,568,051	2,600,778	0.8%
2.711%, 04/01/2042 (P)	4,930,116	5,067,211	1.5%
2.919%, 03/01/2044 (P)	1,246,843	1,280,327	0.4%
3.500%, 12/01/2025	1,504,131	1,579,282	0.5%
5.500%, 03/01/2035
to 08/01/2040	3,579,614	4,010,721	1.2%
6.500%, 01/01/2039	3,826,048	4,385,149	1.3%
OTHER SECURITIES		6,687	0.0%
		49,047,835
Government National Mortgage Association - 0.0%		849	0.0%
Tennessee Valley Authority - 10.6%
1.750%, 10/15/2018	5,270,000	5,323,923	1.6%
3.875%, 02/15/2021	11,795,000	12,880,753	3.9%
4.500%, 04/01/2018	8,929,000	9,565,682	2.9%
5.500%, 07/18/2017	5,998,000	6,397,347	2.0%
6.250%, 12/15/2017	700,000	767,536	0.2%
		34,935,241
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $307,606,120)		$307,224,760

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.9%
Federal Home Loan Mortgage Corp. - 1.6%
0.650%, 01/25/2022	21,207,745	710,411	0.2%
1.195%, 03/25/2024	8,736,952	674,191	0.2%
1.289%, 07/25/2022	12,371,479	825,352	0.2%
1.418%, 12/25/2021	5,483,656	364,498	0.1%
1.700%, 07/25/2019	7,717,114	381,313	0.1%
1.966%, 08/25/2018	17,996,812	774,378	0.2%
OTHER SECURITIES		1,658,416	0.6%
		5,388,559
Federal National Mortgage Association - 2.2%
3.500%, 08/25/2043	1,860,907	1,951,737	0.6%
3.651%, 01/25/2043 (P)	721,066	732,391	0.2%
4.000%, 03/25/2039	4,156,484	4,401,782	1.4%
		7,085,910

Short Term Government Income Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Government National Mortgage Association - 0.1%			$243,340	0.1%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $12,533,815)			$12,717,809

SHORT-TERM INVESTMENTS - 0.8%
Repurchase agreement - 0.8%
Barclays Tri-Party Repurchase
Agreement dated 12/31/2015 at
0.320% to be repurchased at
$2,166,077 on 01/04/2016,
collateralized by $1,774,400
U.S. Treasury Notes, 1.375% due
02/29/2020 (valued at $1,760,255,
including interest) and $515,700
U.S. Treasury Inflation Indexed
Bonds, 0.625% due 02/15/2043
(valued at $449,180,
including interest)		$2,166,000	2,166,000	0.6%
Repurchase Agreement with State
Street Corp. dated 12/31/2015 at
0.030% to be repurchased at
$621,002 on 01/04/2016,
collateralized by $705,000
U.S. Treasury Bonds, 2.500% due
02/15/2045 (valued at $636,263,
including interest)		621,000	621,000	0.2%
			2,787,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $2,787,000)			$2,787,000
Total Investments (Short Term Government Income
Trust) (Cost $322,926,935) - 98.3%			$322,729,569	98.3%
Other assets and liabilities, net - 1.7%			5,420,505	1.7%
TOTAL NET ASSETS - 100.0%			$328,150,074	100.0%

Strategic Income Opportunities Trust

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 20.3%
Australia - 3.2%
New South
Wales Treasury Corp.
6.000%, 05/01/2020
to 03/01/2022	AUD	7,160,000	$6,073,035	1.1%
Queensland Treasury Corp.
4.000%, 06/21/2019 (S)		5,555,000	4,262,909	0.7%
Queensland Treasury Corp.
5.500%, 06/21/2021		3,755,000	3,117,770	0.5%
Queensland Treasury Corp.
6.000%, 04/21/2016		5,120,000	3,773,793	0.7%
OTHER SECURITIES			939,492	0.2%
			18,166,999

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Bermuda - 0.0%			$254,657	0.0%
Canada - 3.4%
Government of Canada
1.250%, 02/01/2016
to 03/01/2018	CAD	11,195,000	8,143,692	1.4%
Government of Canada
1.500%, 02/01/2017
to 03/01/2020		14,200,000	10,494,666	1.8%
OTHER SECURITIES			1,143,632	0.2%
			19,781,990
Finland - 0.1%			825,612	0.1%
Mexico - 1.7%
Government of Mexico
10.000%, 12/05/2024	MXN	48,180,000	3,519,171	0.6%
OTHER SECURITIES			6,458,218	1.1%
			9,977,389
New Zealand - 4.1%
Dominion of New Zealand
3.000%, 04/15/2020	NZD	4,865,000	3,341,269	0.6%
Dominion of New Zealand
5.000%, 03/15/2019		5,390,000	3,934,754	0.7%
Dominion of New Zealand
6.000%, 12/15/2017
to 05/15/2021		18,220,000	13,786,639	2.4%
OTHER SECURITIES			2,491,774	0.4%
			23,554,436
Norway - 1.6%
Government of Norway
3.750%, 05/25/2021 (S)	NOK	24,935,000	3,217,404	0.6%
Government of Norway
4.500%, 05/22/2019 (S)		31,072,000	3,951,102	0.7%
OTHER SECURITIES			1,855,900	0.3%
			9,024,406
Philippines - 2.3%
Republic of Philippines
5.875%, 12/16/2020
to 03/01/2032	PHP	157,303,440	3,633,487	0.6%
Republic of Philippines
6.500%, 04/28/2021		106,400,000	2,478,255	0.4%
Republic of Philippines
8.000%, 07/19/2031		120,240,000	3,513,397	0.6%
OTHER SECURITIES			3,648,880	0.7%
			13,274,019
Singapore - 2.2%
Republic of Singapore
2.375%, 04/01/2017	SGD	3,890,000	2,794,715	0.5%
Republic of Singapore
2.500%, 06/01/2019		6,430,000	4,678,926	0.8%
Republic of Singapore
3.250%, 09/01/2020		6,550,000	4,887,638	0.9%
			12,361,279
South Korea - 0.1%			415,139	0.1%
Sweden - 1.6%
Kingdom of Sweden
1.500%, 11/13/2023	SEK	39,490,000	4,915,347	0.9%
Kingdom of Sweden
5.000%, 12/01/2020		21,300,000	3,099,925	0.5%

Strategic Income Opportunities Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Sweden (continued)
OTHER SECURITIES			$1,373,535	0.2%
			9,388,807
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $130,476,142)			$117,024,733

CORPORATE BONDS - 47.5%
Consumer discretionary - 7.6%			43,927,667	7.6%
Consumer staples - 4.6%
CVS Health Corp.
3.875%, 07/20/2025		$2,825,000	2,883,607	0.5%
Kraft Heinz Foods Company
3.950%, 07/15/2025 (S)		2,610,000	2,635,267	0.5%
The Coca-Cola Company
1.800%, 09/01/2016		3,021,000	3,040,307	0.5%
OTHER SECURITIES			17,942,626	3.1%
			26,501,807
Energy - 0.5%			2,944,570	0.5%
Financials - 14.6%
American International
Group, Inc. (8.175% to
05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		3,195,000	4,201,425	0.7%
CapitaMalls Asia Treasury, Ltd.
3.950%, 08/24/2017	SGD	3,250,000	2,350,097	0.4%
International Bank for
Reconstruction
& Development
4.625%, 02/26/2019
to 10/06/2021	NZD	3,825,000	2,728,451	0.5%
KFW
6.000%, 01/19/2016
to 08/20/2020	AUD	3,388,000	2,758,296	0.5%
Stifel Financial Corp.
4.250%, 07/18/2024		$2,505,000	2,489,359	0.4%
OTHER SECURITIES			69,391,272	12.1%
			83,918,900
Health care - 7.2%
LifePoint Health, Inc.
5.500%, 12/01/2021		3,260,000	3,317,050	0.6%
Merck & Company, Inc.
2.750%, 02/10/2025		3,085,000	3,003,562	0.5%
OTHER SECURITIES			35,440,075	6.1%
			41,760,687
Industrials - 3.6%
General Electric Company
(4.000% to 06/15/2022, then
3 month LIBOR + 2.280%)
06/15/2022 (Q)		2,888,730	2,888,730	0.5%
HC2 Holdings, Inc.
11.000%, 12/01/2019 (S)		2,970,000	2,717,550	0.5%
Huntington Ingalls
Industries, Inc.
5.000%, 11/15/2025 (S)		2,330,000	2,364,950	0.4%
Lockheed Martin Corp.
2.900%, 03/01/2025		3,070,000	2,947,366	0.5%
OTHER SECURITIES			9,542,490	1.7%
			20,461,086

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Information technology - 4.2%
Apple, Inc.
0.409%, 05/12/2017 (P)	$3,185,000	$3,180,888	0.6%
Apple, Inc.
3.200%, 05/13/2025	3,145,000	3,184,970	0.6%
Microsoft Corp.
3.125%, 11/03/2025	2,825,000	2,841,410	0.5%
Zebra Technologies Corp.
7.250%, 10/15/2022	2,650,000	2,769,250	0.5%
OTHER SECURITIES		12,030,150	2.0%
		24,006,668
Materials - 2.3%		13,398,512	2.3%
Telecommunication services - 1.4%		8,167,184	1.4%
Utilities - 1.5%		8,575,937	1.5%
TOTAL CORPORATE BONDS (Cost $279,238,842)		$273,663,018

CAPITAL PREFERRED SECURITIES - 0.3%
Financials - 0.3%		1,903,720	0.3%
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,920,480)		$1,903,720

CONVERTIBLE BONDS - 2.0%
Consumer discretionary - 0.2%		1,234,319	0.2%
Consumer staples - 0.1%		781,471	0.1%
Financials - 0.5%		2,767,781	0.5%
Health care - 0.5%		2,672,304	0.5%
Industrials - 0.5%		3,018,584	0.5%
Information technology - 0.2%		1,313,869	0.2%
TOTAL CONVERTIBLE BONDS (Cost $10,547,627)		$11,788,328
TERM LOANS (M) - 0.3%
Consumer discretionary - 0.0%		4,337	0.0%
Consumer staples - 0.2%		926,302	0.2%
Industrials - 0.1%		581,673	0.1%
TOTAL TERM LOANS (Cost $1,526,830)		$1,512,312

MUNICIPAL BONDS - 3.6%
United States - 3.6%
City of Houston (Texas)
6.290%, 03/01/2032	1,940,000	2,373,163	0.4%
OTHER SECURITIES		18,345,379	3.2%
		20,718,542
TOTAL MUNICIPAL BONDS (Cost $20,928,041)		$20,718,542

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.7%
Commercial and residential - 5.2%		30,052,770	5.2%
Federal Home Loan Mortgage Corp. - 0.3%		1,317,236	0.3%
Federal National Mortgage Association - 0.2%		1,294,234	0.2%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $31,490,439)		$32,664,240

ASSET BACKED SECURITIES - 4.8%
Applebee’s Funding LLC,
4.277%, 09/05/2044 (S)	2,478,000	2,509,551	0.4%

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED SECURITIES (continued)
CKE Restaurant Holdings, Inc.,
4.474%, 03/20/2043 (S)	$2,751,613	$2,736,343	0.5%
DB Master Finance LLC,
3.980%, 02/20/2045 (S)	3,166,075	3,156,449	0.5%
Domino’s Pizza Master
Issuer LLC,
4.474%, 10/25/2045 (S)	2,505,000	2,470,957	0.4%
OTHER SECURITIES		16,772,830	3.0%
TOTAL ASSET BACKED
SECURITIES (Cost $27,828,231)		$27,646,130
COMMON STOCKS - 3.9%
Consumer discretionary - 0.8%
Charter
Communications, Inc.,
Class A (I)	26,089	4,776,896	0.8%
OTHER SECURITIES		—	0.0%
		4,776,896
Financials - 3.0%		17,414,723	3.0%
Industrials - 0.1%		469,276	0.1%
TOTAL COMMON STOCKS (Cost $17,195,573)		$22,660,895
PREFERRED SECURITIES - 7.2%
Consumer staples - 0.6%		3,647,229	0.6%
Financials - 4.5%
Crown Castle
International Corp., 4.500%	22,754	2,429,900	0.4%
Weyerhaeuser
Company, 6.375%	63,700	3,202,836	0.6%
OTHER SECURITIES		20,145,212	3.5%
		25,777,948
Telecommunication services - 0.2%		934,208	0.2%
Utilities - 1.9%
Dominion
Resources, Inc., 6.375%	47,070	2,263,126	0.4%
Exelon Corp., 6.500%	56,187	2,273,888	0.4%
OTHER SECURITIES		6,491,200	1.1%
		11,028,214
TOTAL PREFERRED
SECURITIES (Cost $40,848,436)		$41,387,599
ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%		12,381	0.0%
TOTAL ESCROW CERTIFICATES (Cost $76)		$12,381
PURCHASED OPTIONS - 0.2%
Call options - 0.0%		195,768	0.0%
Put options - 0.2%		882,581	0.2%
TOTAL PURCHASED OPTIONS (Cost $1,634,947)		$1,078,349

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 2.4%
Repurchase agreement - 2.4%
Barclays Tri-Party Repurchase Agreement dated 12/31/2015 at 0.320% to be repurchased at $10,976,390 on 01/04/2016, collateralized by $3,905,800 U.S. Treasury Notes, 1.375% due 02/29/2020 (valued at $3,874,665, including interest), $3,818,000 U.S. Treasury Inflation Indexed Bonds, 2.000% - 3.625% due 01/15/2026 to 04/15/2028 (valued at $7,321,257, including interest)	$10,976,000	$10,976,000	1.9%
Repurchase Agreement with State Street Corp. dated 12/31/2015 at 0.030% to be repurchased at $3,143,010 on 01/04/2016, collateralized by $3,555,000 U.S. Treasury Bonds, 2.500% due 02/15/2045 (valued at $3,208,388, including interest)	3,143,000	3,143,000	0.5%
		14,119,000
TOTAL SHORT-TERM
INVESTMENTS (Cost $14,119,000)		$14,119,000
Total Investments (Strategic Income Opportunities Trust) (Cost $577,754,664) - 98.2%		$566,179,247	98.2%
Other assets and liabilities, net - 1.8%		10,213,748	1.8%
TOTAL NET ASSETS - 100.0%		$576,392,995	100.0%

Total Bond Market Trust B

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 68.1%
U.S. Treasury Bonds - 8.4%
2.875%, 08/15/2045	$13,090,000	$12,688,609	2.5%
4.250%, 05/15/2039
to 11/15/2040	4,060,000	5,006,824	1.0%
4.375%, 05/15/2041	1,830,000	2,305,106	0.4%
4.625%, 02/15/2040	3,900,000	5,070,667	1.0%
4.750%, 02/15/2041	2,000,000	2,653,708	0.5%
7.875%, 02/15/2021	3,400,000	4,404,945	0.9%
8.750%, 08/15/2020	5,750,000	7,535,576	1.5%
OTHER SECURITIES		3,208,357	0.6%
		42,873,792
U.S. Treasury Notes - 29.5%
0.625%, 12/31/2016
to 04/30/2018	13,600,000	13,526,103	2.7%
0.750%, 12/31/2017	3,700,000	3,675,303	0.7%
0.875%, 04/30/2017	5,000,000	4,998,070	1.0%
1.000%, 03/31/2017	4,000,000	4,006,464	0.8%

Total Bond Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.250%, 04/30/2019
to 01/31/2020	$2,000,000	$1,978,561	0.4%
1.375%, 09/30/2018
to 10/31/2020	13,400,000	13,185,187	2.6%
1.500%, 12/31/2018
to 03/31/2019	18,200,000	18,263,574	3.6%
1.625%, 06/30/2019
to 07/31/2020	33,300,000	33,255,463	6.5%
1.750%, 09/30/2019	7,000,000	7,048,797	1.4%
1.875%, 08/31/2017	2,000,000	2,027,762	0.4%
2.000%, 11/15/2021
to 02/15/2022	5,000,000	5,013,971	1.0%
2.250%, 11/15/2025	20,400,000	20,354,345	4.0%
2.750%, 02/15/2019	7,000,000	7,296,030	1.5%
3.000%, 02/28/2017	3,300,000	3,380,791	0.7%
3.125%, 10/31/2016
to 05/15/2021	2,200,000	2,273,732	0.5%
4.250%, 11/15/2017	7,300,000	7,731,313	1.5%
OTHER SECURITIES		1,196,263	0.2%
		149,211,729
Federal Home Loan Bank - 0.2%		1,245,441	0.2%
Federal Home Loan Mortgage Corp. - 7.0%
3.000%, 10/01/2042	3,104,849	3,108,522	0.6%
3.500%, TBA (C)	4,300,000	4,426,105	0.9%
3.500%, 12/01/2025
to 03/01/2045	7,153,269	7,415,432	1.4%
4.000%, 02/01/2024
to 12/01/2040	2,359,883	2,501,201	0.5%
4.500%, 05/01/2024
to 11/01/2041	4,502,805	4,873,725	1.1%
5.000%, TBA (C)	2,300,000	2,511,243	0.5%
5.500%, 08/23/2017
to 01/01/2039	2,950,943	3,225,351	0.6%
OTHER SECURITIES		7,315,037	1.4%
		35,376,616
Federal National Mortgage Association - 15.3%
2.500%, TBA (C)	4,000,000	4,031,758	0.8%
2.500%, 05/01/2028	1,933,181	1,959,328	0.4%
3.000%, TBA (C)	11,400,000	11,400,572	2.3%
3.000%, 01/01/2027
to 04/01/2043	12,420,828	12,634,608	2.5%
3.500%, TBA (C)	3,000,000	3,094,543	0.6%
3.500%, 12/01/2025
to 02/01/2043	12,100,421	12,528,332	2.4%
4.000%, 08/01/2020
to 12/01/2042	10,632,843	11,278,537	2.3%
4.500%, 06/01/2018
to 06/01/2041	5,830,347	6,295,348	1.2%
5.000%, 12/01/2018
to 07/01/2039	3,099,801	3,402,629	0.6%
5.500%, 08/01/2017
to 11/01/2038	2,130,192	2,367,894	0.5%
7.250%, 05/15/2030	1,450,000	2,145,701	0.4%
OTHER SECURITIES		6,317,525	1.3%
		77,456,775
Government National Mortgage Association - 7.4%
3.000%, TBA (C)	5,000,000	5,065,103	1.0%
3.000%, 08/15/2043	2,810,124	2,853,629	0.6%
3.500%, TBA (C)	2,800,000	2,913,492	0.6%

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
3.500%, 01/15/2043
to 04/20/2045	$7,355,205	$7,697,271	1.6%
4.000%, 11/15/2026
to 08/20/2045	9,234,537	9,844,052	2.1%
4.500%, 05/15/2019
to 10/20/2040	3,224,987	3,489,458	0.7%
5.000%, 05/15/2018
to 07/20/2040	2,756,330	3,052,745	0.7%
OTHER SECURITIES		2,365,106	0.1%
		37,280,856
Tennessee Valley Authority - 0.1%		764,436	0.1%
The Financing Corp. - 0.2%		841,403	0.2%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $334,104,567)		$345,051,048
FOREIGN GOVERNMENT
OBLIGATIONS - 2.9%
Brazil - 0.3%		1,404,760	0.3%
Canada - 0.8%		3,840,542	0.8%
Chile - 0.1%		543,915	0.1%
Colombia - 0.1%		552,750	0.1%
Israel - 0.2%		1,129,378	0.2%
Italy - 0.1%		368,613	0.1%
Japan - 0.2%		1,258,851	0.2%
Mexico - 0.3%		1,479,000	0.3%
Panama - 0.1%		439,375	0.1%
Peru - 0.1%		425,370	0.1%
Philippines - 0.2%		1,082,115	0.2%
Poland - 0.0%		125,675	0.0%
South Africa - 0.1%		759,498	0.1%
Turkey - 0.3%		1,270,820	0.3%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $14,799,167)		$14,680,662
CORPORATE BONDS - 26.8%
Consumer discretionary - 2.8%		14,122,391	2.8%
Consumer staples - 1.6%		8,201,717	1.6%
Energy - 3.0%		15,171,465	3.0%
Financials - 8.8%
Capital One Financial Corp.
3.200%,	2,000,000	1,934,392	0.4%
OTHER SECURITIES		42,802,687	8.4%
		44,737,079
Health care - 2.3%		11,323,060	2.3%
Industrials - 2.1%		10,709,180	2.1%
Information technology - 2.2%		11,130,077	2.2%
Materials - 1.0%		5,113,777	1.0%
Telecommunication services - 1.2%		6,193,618	1.2%
Utilities - 1.8%		8,939,631	1.8%
TOTAL CORPORATE BONDS (Cost $133,807,540)		$135,641,995

Total Bond Market Trust B (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Municipal bonds - 0.9%		$4,523,931	0.9%
TOTAL MUNICIPAL BONDS (Cost $3,854,375)		$4,523,931
COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.5%
Commercial and residential - 1.1%		5,622,655	1.1%
Federal Home Loan Mortgage Corp. - 0.4%		2,209,168	0.4%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $7,552,510)		$7,831,823
Asset backed securities 0.5%		2,462,964	0.5%
TOTAL ASSET BACKED
SECURITIES (Cost $2,520,578)		$2,462,964
SECURITIES LENDING COLLATERAL - 0.1%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	37,108	371,257	0.1%
TOTAL SECURITIES LENDING
COLLATERAL (Cost $371,250)		$371,257
SHORT-TERM INVESTMENTS - 5.1%
Money market funds - 5.1%
State Street Institutional
U.S. Government Money Market
Fund, 0.0891% (Y)	25,674,528	$25,674,528	5.1%
TOTAL SHORT-TERM
INVESTMENTS (Cost $25,674,528)		$25,674,528
Total Investments (Total Bond Market Trust B)
(Cost $522,684,515) - 105.9%		$536,238,208	105.9%
Other assets and liabilities, net - (5.9%)		(29,928,383)	(5.9)%
TOTAL NET ASSETS - 100.0%		$506,309,825	100.0%

Ultra Short Term Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 18.8%
U.S. Treasury Notes - 13.6%
2.000%, 01/31/2016	$11,000,000	$11,015,411	4.2%
2.375%, 03/31/2016	12,000,000	12,059,820	4.7%
4.500%, 02/15/2016	12,000,000	12,056,400	4.7%
		35,131,631
Federal Home Loan Mortgage Corp. - 1.5%		3,781,863	1.5%
Federal National Mortgage Association - 3.3%
2.198%, 04/01/2035 (P)	1,938,929	2,022,303	0.8%
OTHER SECURITIES		6,604,032	2.5%
		8,626,335
Government National Mortgage Association - 0.4%		1,109,132	0.4%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $48,969,932)		$48,648,961
CORPORATE BONDS - 59.8%
Consumer discretionary - 7.5%
American Honda Finance Corp.
0.782%, 05/26/2016 (P)(S)	2,000,000	2,001,856	0.8%

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Ford Motor Credit Company LLC
1.233%, 03/27/2017 (P)	$2,030,000	$2,003,023	0.8%
General Motors Financial
Company, Inc.
2.625%, 07/10/2017	2,000,000	2,006,060	0.8%
OTHER SECURITIES		13,353,406	5.1%
		19,364,345
Consumer staples - 4.6%
Bunge, Ltd. Finance Corp.
4.100%, 03/15/2016	2,000,000	2,010,278	0.8%
Reynolds American, Inc.
2.300%, 08/21/2017	2,500,000	2,519,655	0.9%
Tyson Foods, Inc.
6.600%, 04/01/2016	2,000,000	2,026,476	0.8%
OTHER SECURITIES		5,492,910	2.1%
		12,049,319
Energy - 1.6%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	2,000,000	2,055,154	0.8%
Kinder Morgan Energy Partners LP
5.950%, 02/15/2018	2,000,000	2,050,782	0.8%
		4,105,936
Financials - 21.3%
American Express Credit Corp.
2.375%, 03/24/2017	2,000,000	2,021,840	0.8%
Bank of America Corp.
1.250%, 01/11/2016	2,253,000	2,253,171	0.9%
Capital One Financial Corp.
3.150%, 07/15/2016	2,000,000	2,018,516	0.8%
Macquarie Bank, Ltd.
1.384%, 03/24/2017 (P)(S)	2,000,000	1,999,312	0.8%
MetLife, Inc.
6.750%, 06/01/2016	2,000,000	2,045,786	0.8%
Morgan Stanley
3.800%, 04/29/2016	2,000,000	2,016,912	0.8%
National City Bank
0.822%, 06/07/2017 (P)	2,500,000	2,484,303	0.9%
National Rural Utilities Cooperative
Finance Corp.
0.678%, 11/23/2016 (P)	2,000,000	2,001,922	0.8%
PNC Funding Corp.
5.625%, 02/01/2017	2,500,000	2,599,198	1.0%
Societe Generale SA
3.500%, 01/15/2016 (S)	2,000,000	2,001,268	0.8%
The Goldman Sachs Group, Inc.
5.350%, 01/15/2016	2,000,000	2,002,090	0.8%
Ventas Realty LP
1.550%, 09/26/2016	2,600,000	2,601,846	1.0%
OTHER SECURITIES		29,028,099	11.1%
		55,074,263
Health care - 9.6%
Actavis Funding SCS
1.850%, 03/01/2017	3,000,000	3,005,475	1.1%
Amgen, Inc.
2.125%, 05/15/2017	2,000,000	2,012,170	0.8%
Amgen, Inc.
2.500%, 11/15/2016	2,000,000	2,020,680	0.8%
Baxter International, Inc.
1.850%, 01/15/2017	2,000,000	2,008,144	0.8%
Express Scripts Holding Company
2.650%, 02/15/2017	2,500,000	2,524,690	1.0%

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS (continued)
Health care (continued)
Pfizer, Inc.
0.512%, 05/15/2017 (P)	$2,300,000	$2,294,993	0.9%
UnitedHealth Group, Inc.
1.875%, 11/15/2016	2,000,000	2,016,034	0.8%
OTHER SECURITIES		8,863,298	3.4%
		24,745,484
Industrials - 4.0%
Air Lease Corp.
4.500%, 01/15/2016	2,555,000	2,555,064	1.0%
OTHER SECURITIES		7,761,982	3.0%
		10,317,046
Information technology - 2.7%
Cisco Systems, Inc.
0.702%, 03/03/2017 (P)	2,000,000	2,000,174	0.7%
Xerox Corp.
2.950%, 03/15/2017	2,000,000	2,014,928	0.8%
OTHER SECURITIES		3,065,329	1.2%
		7,080,431
Materials - 0.4%		966,000	0.4%
Telecommunication services - 2.8%
AT&T, Inc.
2.400%, 08/15/2016	3,000,000	3,019,878	1.1%
Telefonica Emisiones SAU
6.421%, 06/20/2016	2,745,000	2,808,119	1.1%
OTHER SECURITIES		1,496,150	0.6%
		7,324,147
Utilities - 5.3%
CenterPoint Energy Resources Corp.
6.150%, 05/01/2016	2,500,000	2,537,313	1.0%
Dominion Resources, Inc.
1.950%, 08/15/2016	2,000,000	2,005,024	0.8%
Duke Energy Corp.
0.704%, 04/03/2017 (P)	2,500,000	2,491,698	0.9%
Electricite de France SA
0.777%, 01/20/2017 (P)(S)	2,822,000	2,817,553	1.1%
OTHER SECURITIES		3,993,204	1.5%
		13,844,792
TOTAL CORPORATE BONDS (Cost $154,904,195)		$154,871,763

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.7%
Federal National Mortgage Association - 0.7%		1,725,732	0.7%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,730,307)		$1,725,732

ASSET BACKED SECURITIES - 17.2%
BA Credit Card Trust,
0.601%, 09/16/2019 (P)	3,075,000	3,071,520	1.2%
Cabela’s Credit Card Master
Note Trust,
2.390%, 06/17/2019 (S)	2,000,000	2,010,746	0.8%
Capital One Multi-Asset
Execution Trust,
0.381%, 11/15/2019 (P)	3,000,000	2,991,346	1.2%
Chase Issuance Trust,
5.160%, 04/16/2018	2,000,000	2,009,892	0.8%
Citibank Credit Card Issuance Trust,
0.730%, 02/07/2018	3,145,000	3,144,526	1.2%

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED SECURITIES (continued)
Discover Card Execution Note Trust,
0.562%, 08/15/2019 (P)	$2,910,000	$2,906,961	1.1%
Hyundai Auto Receivables Trust,
0.790%, 07/16/2018	2,470,962	2,465,308	0.9%
Mercedes Benz Auto Lease Trust,
0.900%, 12/16/2019	2,500,000	2,497,804	1.0%
Toyota Auto Receivables
Owner Trust,
0.690%, 11/15/2018	2,655,000	2,646,837	1.0%
OTHER SECURITIES		20,855,801	8.0%
TOTAL ASSET BACKED
SECURITIES (Cost $44,709,513)		$44,600,741

SHORT-TERM INVESTMENTS - 2.9%
U.S. Treasury Bills - 2.7%
0.181%, 01/14/2016 *	7,000,000	6,999,783	2.7%
Repurchase Agreement - 0.2%		610,000	0.2%
TOTAL SHORT-TERM
INVESTMENTS (Cost $7,609,542)		$7,609,783
Total Investments (Ultra Short Term Bond Trust)
(Cost $257,923,489) - 99.4%		$257,456,980	99.4%
Other assets and liabilities, net - 0.6%		1,523,188	0.6%
TOTAL NET ASSETS - 100.0%		$258,980,168	100.0%

Percentages are based upon net assets.

Footnotes

Key to Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar

Key to Security Abbreviations and Legend

ADR	American Depositary Receipts
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2015.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2015.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust

Summary portfolio of investments — December 31, 2015 (showing percentage of total net assets)

Certain portfolios had the following country concentration as a percentage of net assets on 12-31-15:

Real Return Bond Trust
United States	86.8%
United Kingdom	3.8%
Italy	2.3%
Cayman Islands	1.7%
Mexico	1.2%
Brazil	1.2%
Spain	1.0%
Other countries	2.0%
Total	100.0%

Strategic Income Opportunities Trust
United States	72.0%
Canada	5.0%
New Zealand	4.1%
Australia	3.8%
Mexico	3.3%
Singapore	3.1%
Philippines	3.1%
Sweden	1.6%
Norway	1.6%
Germany	1.0%
Other countries	1.4%
Total	100.0%

48
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2015

Assets	Active Bond Trust	Bond Trust	Core Bond Trust	Global Bond Trust
Investments in unaffiliated issuers, at value	$769,799,854	$8,953,333,694	$1,400,072,730	$685,558,832
Investments in affiliated issuers, at value	985,830	10,698,498	—	—
Repurchase agreements, at value	2,290,000	58,283,000	—	—
Total investments, at value	773,075,684	9,022,315,192	1,400,072,730	685,558,832
Cash	2,945,595	82,211,613	—	449,450
Foreign currency, at value	693,321	—	—	2,741,593
Cash held at broker for futures contracts	—	—	—	65,000
Receivable for investments sold	501,754	—	1,729,979	639,340
Receivable for delayed delivery securities sold	—	—	103,328,824	120,871,795
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	8,008,829
Receivable for fund shares sold	5,888,960	28,321,656	190,958	1,648,149
Dividends and interest receivable	6,400,532	62,192,504	6,212,650	4,545,598
Receivable for securities lending income	2,244	46,548	4,495	—
Swap contracts, at value	—	—	—	864,655
Receivable for exchange cleared swaps	—	—	—	4,110,074
Other assets	526	—	—	116,719
Total assets	789,508,616	9,195,087,513	1,511,539,636	829,620,034

Liabilities
Payable for collateral held by portfolio	—	—	90,000	6,090,000
Payable for investments purchased	—	—	9,871,880	—
Payable for delayed delivery securities purchased	15,202,344	—	182,713,281	90,185,027
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	3,310,077
Payable for sale-buybacks	—	—	—	4,325,968
Payable for open reverse repurchase agreement	—	—	—	10,640,260
Payable for fund shares repurchased	1,796	10,253,893	452,690	251,565
Payable upon return of securities loaned	986,023	10,703,890	—	—
Written options, at value	—	—	—	517,414
Payable for sale commitments outstanding, at value	—	—	—	86,076,774
Payable for interest on securities sold short	—	—	—	12,927
Swap contracts, at value	—	—	—	2,255,880
Payable for futures variation margin	—	—	—	986,428
Payable to affiliates
Accounting and legal services fees	10,799	128,242	18,494	8,944
Trustees’ fees	962	11,825	2,331	756
Other liabilities and accrued expenses	90,721	496,241	155,566	119,792
Total liabilities	16,292,645	21,594,091	193,304,242	204,781,812
Net assets	$773,215,971	$9,173,493,422	$1,318,235,394	$624,838,222

Net assets consist of
Paid-in capital	$777,227,012	$9,362,631,201	$1,329,594,917	$669,144,765
Undistributed net investment income (loss)	6,863,312	76,646,833	6,828,940	(3,725,520)
Accumulated undistributed net realized gain (loss) on investments	(14,350,939)	(205,926,343)	(3,825,993)	(16,780,195)
Net unrealized appreciation (depreciation) on investments	3,476,586	(59,858,269)	(14,362,470)	(23,800,828)
Net assets	$773,215,971	$9,173,493,422	$1,318,235,394	$624,838,222
Investments in unaffiliated issuers, including repurchase agreements, at cost	$767,640,852	$9,071,474,753	$1,414,435,200	$712,515,009
Investments in affiliated issuers, at cost	$985,875	$10,698,708	—	—
Foreign currency, at cost	$1,656,008	—	—	$2,783,919
Proceeds received on sale commitments outstanding	—	—	—	$86,076,774
Premiums received on written options	—	—	—	$775,585
Net unamortized upfront payment on swaps	—	—	—	($1,102,821)
Securities loaned, unaffiliated issuers, at value	$965,828	$10,482,363	—	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$43,702,923	$203,496,879	$140,615,590	$41,685,152
Shares outstanding	4,651,038	15,303,384	10,804,740	3,534,092
Net asset value, offering price and redemption price per share	$9.40	$13.30	$13.01	$11.80

Series II
Net assets	$183,680,002	$510,911,200	$128,482,640	$88,100,795
Shares outstanding	19,510,551	38,369,613	9,881,038	7,556,590
Net asset value, offering price and redemption price per share	$9.41	$13.32	$13.00	$11.66

Series NAV
Net assets	$545,833,046	$8,459,085,343	$1,049,137,164	$495,052,275
Shares outstanding	58,059,673	636,406,616	80,954,468	42,139,759
Net asset value, offering price and redemption price per share	$9.40	$13.29	$12.96	$11.75

49

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2015

Assets	High Yield Trust	Income Trust	Investment Quality Bond Trust	Money Market Trust
Investments in unaffiliated issuers, at value	$224,928,344	$331,454,263	$315,805,643	$1,980,602,808
Investments in affiliated issuers, at value	4,702,039	12,697,881	244,503	—
Repurchase agreements, at value	110,707	—	10,700,000	—
Total investments, at value	229,741,090	344,152,144	326,750,146	1,980,602,808
Cash	—	23,922,184	6,754,655	8,916
Foreign currency, at value	6,458	—	8,058	—
Cash held at broker for futures contracts	155,028	—	—	—
Receivable for investments sold	883,754	1,130,288	—	—
Receivable for delayed delivery securities sold	—	—	50,369	—
Unrealized appreciation on forward foreign currency exchange contracts	4,405	—	111,878	—
Receivable for fund shares sold	3,174,730	—	5,132,193	—
Dividends and interest receivable	4,360,355	2,057,587	1,735,065	51,304
Receivable for securities lending income	6,970	8,949	410	—
Swap contracts, at value	—	—	845,468	—
Receivable for exchange cleared swaps	230,142	—	—	—
Receivable for futures variation margin	23,484	—	18,555	—
Receivable due from advisor	—	—	—	29,900
Total assets	238,586,416	371,271,152	341,406,797	1,980,692,928

Liabilities
Due to custodian	62,867	—	—	—
Payable for investments purchased	178,647	8,005,997	—	—
Payable for delayed delivery securities purchased	—	—	58,476,658	—
Unrealized depreciation on forward foreign currency exchange contracts	83,896	—	73,603	—
Payable for fund shares repurchased	178,984	201,003	—	13,272,879
Payable upon return of securities loaned	4,703,892	12,700,138	244,510	—
Swap contracts, at value	—	—	1,887,367	—
Payable for exchange cleared swaps	—	—	1,338	—
Payable to affiliates
Accounting and legal services fees	3,066	4,817	3,885	28,061
Trustees’ fees	299	443	344	2,440
Other liabilities and accrued expenses	73,291	66,255	82,253	125,077
Total liabilities	5,284,942	20,978,653	60,769,958	13,428,457
Net assets	$233,301,474	$350,292,499	$280,636,839	$1,967,264,471

Net assets consist of
Paid-in capital	$664,804,713	$404,004,230	$284,984,385	$1,967,282,734
Undistributed net investment income (loss)	3,489,578	3,026,288	2,345,878	—
Accumulated undistributed net realized gain (loss) on investments	(384,258,061)	(67,239,907)	996,285	(18,263)
Net unrealized appreciation (depreciation) on investments	(50,734,756)	10,501,888	(7,689,709)	—
Net assets	$233,301,474	$350,292,499	$280,636,839	$1,967,264,471
Investments in unaffiliated issuers, including repurchase agreements, at cost	$275,851,958	$320,943,781	$332,747,211	$1,980,602,808
Investments in affiliated issuers, at cost	$4,702,365	$12,698,402	$244,511	—
Foreign currency, at cost	$7,873	—	$7,899	—
Net unamortized upfront payment on swaps	—	—	$410,594	—
Securities loaned, unaffiliated issuers, at value	$4,604,096	$12,376,576	$238,656	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$83,344,118	—	$166,032,745	$1,714,418,636
Shares outstanding	17,319,922	—	15,312,903	1,714,450,226
Net asset value, offering price and redemption price per share	$4.81	—	$10.84	$1.00

Series II
Net assets	$69,077,541	—	$90,818,605	$252,845,835
Shares outstanding	14,080,179	—	8,369,595	252,832,532
Net asset value, offering price and redemption price per share	$4.91	—	$10.85	$1.00

Series NAV
Net assets	$80,879,815	$350,292,499	$23,785,489	—
Shares outstanding	17,033,491	32,757,295	2,201,153	—
Net asset value, offering price and redemption price per share	$4.75	$10.69	$10.81	—

50

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2015

Assets	Money Market Trust B	New Income Trust	Real Return Bond Trust	Short Term Government Income Trust
Investments in unaffiliated issuers, at value	$448,602,168	$1,500,124,133	$92,555,079	$319,942,569
Repurchase agreements, at value	—	275,000	44,300,000	2,787,000
Total investments, at value	448,602,168	1,500,399,133	136,855,079	322,729,569
Cash	58,739	1,768,209	524,743	4,097,573
Foreign currency, at value	—	406	217,705	—
Receivable for investments sold	—	5,250	520,810	—
Receivable for delayed delivery securities sold	—	28,028,944	949,912	—
Unrealized appreciation on forward foreign currency exchange contracts	—	319,933	518,833	—
Receivable for fund shares sold	9,916,005	—	—	1,318
Dividends and interest receivable	9,931	8,607,103	464,440	1,515,254
Swap contracts, at value	—	—	106,573	—
Receivable for exchange cleared swaps	—	62,890	931,555	—
Receivable for futures variation margin	—	—	8,593	—
Receivable due from advisor	8,683	—	22,579	—
Other assets	—	—	76,899	—
Total assets	458,595,526	1,539,191,868	141,197,721	328,343,714

Liabilities
Payable for collateral held by portfolio	—	—	400,000	—
Payable for investments purchased	—	2,344,762	12,812	—
Payable for delayed delivery securities purchased	—	54,705,459	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	144,183	361,602	—
Payable for sale-buybacks	—	—	66,640,750	—
Payable for fund shares repurchased	—	835,888	309,313	111,805
Written options, at value	—	—	126,678	—
Payable for sale commitments outstanding, at value	—	16,775,842	—	—
Swap contracts, at value	—	—	785,475	—
Payable for futures variation margin	—	153,991	—	—
Payable to affiliates
Accounting and legal services fees	6,204	20,484	1,024	5,025
Trustees’ fees	550	1,719	91	416
Other liabilities and accrued expenses	170,053	154,579	155,617	76,394
Total liabilities	176,807	75,136,907	68,793,362	193,640
Net assets	$458,418,719	$1,464,054,961	$72,404,359	$328,150,074

Net assets consist of
Paid-in capital	$458,421,016	$1,455,444,665	$121,684,231	$401,841,420
Undistributed net investment income (loss)	—	13,381,918	(127,699)	1,619,253
Accumulated undistributed net realized gain (loss) on investments	(2,297)	(99,896)	(41,350,251)	(75,113,233)
Net unrealized appreciation (depreciation) on investments	—	(4,671,726)	(7,801,922)	(197,366)
Net assets	$458,418,719	$1,464,054,961	$72,404,359	$328,150,074
Investments in unaffiliated issuers, including repurchase agreements, at cost	$448,602,168	$1,505,821,437	$143,435,875	$322,926,935
Foreign currency, at cost	—	$415	$218,136	—
Proceeds received on sale commitments outstanding	—	$16,761,898	—	—
Premiums received on written options	—	—	$252,845	—
Net unamortized upfront payment on swaps	—	($55,498)	($48,724)	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	—	$5,163,275	$44,762,985
Shares outstanding	—	—	473,215	3,655,182
Net asset value, offering price and redemption price per share	—	—	$10.91	$12.25

Series II
Net assets	—	—	$29,257,560	$35,985,211
Shares outstanding	—	—	2,722,503	2,936,463
Net asset value, offering price and redemption price per share	—	—	$10.75	$12.25

Series NAV
Net assets	$458,418,719	$1,464,054,961	$37,983,524	$247,401,878
Shares outstanding	458,421,031	115,895,990	3,532,914	20,204,004
Net asset value, offering price and redemption price per share	$1.00	$12.63	$10.75	$12.25

51

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2015

Assets	Strategic Income Opportunities Trust	Total Bond Market Trust B	Ultra Short Term Bond Trust
Investments in unaffiliated issuers, at value	$552,060,247	$535,866,951	$256,846,980
Investments in affiliated issuers, at value	—	371,257	—
Repurchase agreements, at value	14,119,000	—	610,000
Total investments, at value	566,179,247	536,238,208	257,456,980
Cash	19,417,054	—	1,298,965
Foreign currency, at value	292,892	—	—
Cash held at broker for futures contracts	777,600	—	—
Cash segregated at custodian for derivatives	1,480,000	—	—
Receivable for investments sold	5,492,525	—	—
Unrealized appreciation on forward foreign currency exchange contracts	686,013	—	—
Receivable for fund shares sold	676,945	2,641,205	8,470
Dividends and interest receivable	4,942,546	3,664,829	1,621,890
Receivable for securities lending income	—	2,707	—
Receivable due from advisor	—	15,350	—
Total assets	599,944,822	542,562,299	260,386,305

Liabilities
Payable for investments purchased	18,842,860	—	—
Payable for delayed delivery securities purchased	—	33,412,023	—
Unrealized depreciation on forward foreign currency exchange contracts	1,702,948	—	—
Payable for fund shares repurchased	2,836,604	2,393,913	1,341,067
Payable upon return of securities loaned	—	371,250	—
Payable for futures variation margin	49,751	—	—
Payable to affiliates
Accounting and legal services fees	7,641	7,082	3,889
Trustees’ fees	706	646	339
Other liabilities and accrued expenses	111,317	67,560	60,842
Total liabilities	23,551,827	36,252,474	1,406,137
Net assets	$576,392,995	$506,309,825	$258,980,168

Net assets consist of
Paid-in capital	$646,360,648	$496,316,829	$272,413,553
Undistributed net investment income (loss)	3,220,776	3,313,909	905,358
Accumulated undistributed net realized gain (loss) on investments	(60,777,039)	(6,874,606)	(13,872,234)
Net unrealized appreciation (depreciation) on investments	(12,411,390)	13,553,693	(466,509)
Net assets	$576,392,995	$506,309,825	$258,980,168
Investments in unaffiliated issuers, including repurchase agreements, at cost	$577,754,664	$522,313,265	$257,923,489
Investments in affiliated issuers, at cost	—	$371,250	—
Foreign currency, at cost	$292,605	—	—
Securities loaned, unaffiliated issuers, at value	—	$363,625	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$440,712,615	$171,726,065	$10,116,123
Shares outstanding	33,731,726	16,990,994	869,229
Net asset value, offering price and redemption price per share	$13.07	$10.11	$11.64

Series II
Net assets	$51,187,472	$68,365,953	$234,607,862
Shares outstanding	3,907,957	6,754,916	20,160,002
Net asset value, offering price and redemption price per share	$13.10	$10.12	$11.64

Series NAV
Net assets	$84,492,908	$266,217,807	$14,256,183
Shares outstanding	6,486,066	26,349,727	1,224,572
Net asset value, offering price and redemption price per share	$13.03	$10.10	$11.64

52

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — for the year ended December 31, 2015

Investment income	Active Bond Trust	Bond Trust	Core Bond Trust	Global Bond Trust
Interest	$32,148,453	$282,423,189	$28,519,624	$18,903,692
Dividends	348,774	599,332	—	6,177
Securities lending	35,061	354,598	32,593	—
Less foreign taxes withheld	—	(326)	(982)	(6,615)
Total investment income	32,532,288	283,376,793	28,551,235	18,903,254

Expenses
Investment management fees	4,873,368	56,537,955	7,548,000	4,764,533
Series I distribution and service fees	23,387	108,784	51,627	23,321
Series II distribution and service fees	499,459	1,326,444	247,126	252,105
Accounting and legal services fees	102,110	1,257,267	164,296	85,383
Professional fees	68,237	168,617	96,736	104,340
Printing and postage	31,144	284,421	65,983	21,072
Custodian fees	122,785	1,373,099	129,356	203,375
Trustees’ fees	12,111	151,705	19,092	10,175
Interest expense	—	—	—	90,622
Registration and filing fees	9,989	10,101	11,786	10,424
Other	18,054	127,303	23,462	22,768
Total expenses before reductions	5,760,644	61,345,696	8,357,464	5,588,118
Less expense reductions	(62,356)	(770,255)	(98,636)	(52,144)
Net expenses	5,698,288	60,575,441	8,258,828	5,535,974
Net investment income (loss)	26,834,000	222,801,352	20,292,407	13,367,280

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	676,401	19,865,651	2,307,952	(9,642,316)
Investments in affiliated issuers	(1,375)	(3,841)	(2,610)	—
Futures contracts	50,238	—	—	1,424,229
Written options	—	—	—	3,709,914
Swap contracts	—	—	—	(15,752,269)
	725,264	19,861,810	2,305,342	(20,260,442)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(26,286,341)	(207,734,933)	(26,593,578)	(16,959,002)
Investments in affiliated issuers	456	897	21	—
Futures contracts	—	—	—	(454,831)
Written options	—	—	—	(1,485,337)
Swap contracts	—	—	—	1,753,659
	(26,285,885)	(207,734,036)	(26,593,557)	(17,145,511)
Net realized and unrealized gain (loss)	(25,560,621)	(187,872,226)	(24,288,215)	(37,405,953)

Increase (decrease) in net assets from operations	$1,273,379	$34,929,126	($3,995,808)	($24,038,673)

53

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — for the year ended December 31, 2015

Investment income	High Yield Trust	Income Trust	Investment Quality Bond Trust	Money Market Trust
Interest	$19,364,767	$10,771,151	$8,852,867	$3,386,875
Dividends	312,125	8,846,500	33,961	—
Securities lending	206,732	170,479	5,146	—
Less foreign taxes withheld	—	(164,433)	(1,916)	—
Total investment income	19,883,624	19,623,697	8,890,058	3,386,875

Expenses
Investment management fees	1,845,747	3,142,955	1,730,801	9,627,869
Series I distribution and service fees	49,206	—	89,288	867,349
Series II distribution and service fees	207,989	—	247,232	704,673
Accounting and legal services fees	33,848	49,003	37,488	253,590
Professional fees	78,123	60,883	82,253	118,754
Printing and postage	8,286	6,356	8,145	57,974
Custodian fees	40,065	48,448	45,907	237,480
Trustees’ fees	4,096	5,919	4,468	29,807
Registration and filing fees	9,340	7,067	9,017	13,895
Other	12,042	10,837	9,080	27,207
Total expenses before reductions	2,288,742	3,331,468	2,263,679	11,938,598
Less expense reductions	(20,884)	(86,186)	(22,919)	(8,551,723)
Net expenses	2,267,858	3,245,282	2,240,760	3,386,875
Net investment income (loss)	17,615,766	16,378,415	6,649,298	—

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	(9,721,271)	(24,831,553)	1,950,119 [1]	(18,263)
Investments in affiliated issuers	(536)	(1,026)	(93)	—
Futures contracts	(413,935)	—	1,081,662	—
Swap contracts	(36,461)	—	(1,120,592)	—
	(10,172,203)	(24,832,579)	1,911,096	(18,263)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(28,904,199)	(16,060,343)	(10,519,594)	—
Investments in affiliated issuers	42	199	50	—
Futures contracts	373,512	—	(421,942)	—
Swap contracts	48,067	—	37,313	—
	(28,482,578)	(16,060,144)	(10,904,173)	—
Net realized and unrealized gain (loss)	(38,654,781)	(40,892,723)	(8,993,077)	(18,263)

Increase (decrease) in net assets from operations	($21,039,015)	($24,514,308)	($2,343,779)	($18,263)

1	Net of foreign taxes of $103.

54

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — for the year ended December 31, 2015

Investment income	Money Market Trust B	New Income Trust	Real Return Bond Trust	Short Term Government Income Trust
Interest	$675,505	$47,699,954	$1,668,460	$5,070,239
Securities lending	—	82	—	331
Less foreign taxes withheld	—	(39)	—	—
Total investment income	675,505	47,699,997	1,668,460	5,070,570

Expenses
Investment management fees	2,055,163	8,881,251	571,271	2,093,610
Series I distribution and service fees	—	—	2,905	24,162
Series II distribution and service fees	—	—	84,602	94,047
Accounting and legal services fees	51,904	201,863	10,214	47,350
Professional fees	53,509	88,114	91,682	71,269
Printing and postage	13,772	26,160	3,232	8,498
Custodian fees	52,673	240,101	15,356	44,489
Trustees’ fees	5,874	24,235	1,220	5,615
Registration and filing fees	15,096	7,446	8,732	9,141
Interest expense	—	—	207,752	—
Other	125,762	24,112	88,794	8,038
Total expenses before reductions	2,373,753	9,493,282	1,085,760	2,406,219
Less expense reductions	(1,706,416)	(271,387)	(176,719)	(28,731)
Net expenses	667,337	9,221,895	909,041	2,377,488
Net investment income (loss)	8,168	38,478,102	759,419	2,693,082

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	(2,297)	12,827,439	(1,398,047)	922,745
Investments in affiliated issuers	—	28	—	45
Futures contracts	—	(71,916)	(523,852)	(210,113)
Written options	—	—	188,083	—
Swap contracts	—	4,025	(1,626,338)	—
	(2,297)	12,759,576	(3,360,154)	712,677

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	—	(46,719,136)	(864,106)	(892,753)
Futures contracts	—	586,968	66,995	(3,523)
Written options	—	—	95,462	—
Swap contracts	—	10,063	938,123	—
	—	(46,122,105)	236,474	(896,276)
Net realized and unrealized gain (loss)	(2,297)	(33,362,529)	(3,123,680)	(183,599)

Increase (decrease) in net assets from operations	$5,871	$5,115,573	($2,364,261)	$2,509,483

55

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — for the year ended December 31, 2015

Investment income	Strategic Income Opportunities Trust	Total Bond Market Trust B	Ultra Short Term Bond Trust
Interest	$18,629,093	$14,164,992	$1,933,124
Dividends	2,871,804	—	—
Securities lending	—	13,689	164
Less foreign taxes withheld	(137,404)	(602)	—
Total investment income	21,363,493	14,178,079	1,933,288

Expenses
Investment management fees	3,464,459	2,357,106	1,365,316
Series I distribution and service fees	217,169	78,102	5,111
Series II distribution and service fees	136,465	168,045	562,810
Accounting and legal services fees	68,559	62,995	31,611
Professional fees	84,790	54,978	56,930
Printing and postage	15,254	14,729	6,818
Custodian fees	118,959	58,669	29,852
Trustees’ fees	8,009	7,356	3,533
Registration and filing fees	9,491	12,200	11,260
Other	20,140	13,030	7,920
Total expenses before reductions	4,143,295	2,827,210	2,081,161
Less expense reductions	(41,799)	(1,325,301)	(19,005)
Net expenses	4,101,496	1,501,909	2,062,156
Net investment income (loss)	17,261,997	12,676,170	(128,868)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	6,999,893	1,756,610	(137,509)
Investments in affiliated issuers	—	(1,484)	—
Futures contracts	994,642	—	—
Written options	40,201	—	—
	8,034,736	1,755,126	(137,509)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	(19,734,008)	(13,423,783)	(226,387)
Investments in affiliated issuers	—	7	—
Futures contracts	174,933	—	—
	(19,559,075)	(13,423,776)	(226,387)
Net realized and unrealized gain (loss)	(11,524,339)	(11,668,650)	(363,896)

Increase (decrease) in net assets from operations	$5,737,658	$1,007,520	($492,764)

56

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Active Bond Trust		Bond Trust		Core Bond Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$26,834,000	$26,451,053	$222,801,352	$209,962,486	$20,292,407	$20,966,513
Net realized gain (loss)	725,264	12,370,881	19,861,810	84,057,539	2,305,342	33,294,296
Change in net unrealized appreciation (depreciation)	(26,285,885)	17,775,425	(207,734,036)	187,825,444	(26,593,557)	29,309,560
Increase (decrease) in net assets resulting from operations	1,273,379	56,597,359	34,929,126	481,845,469	(3,995,808)	83,570,369
Distributions to shareholders
From net investment income
Series I	(2,281,571)	(1,827,162)	(6,053,397)	(6,099,488)	(2,444,933)	(43,892)
Series II	(9,136,300)	(7,706,723)	(14,008,990)	(13,895,529)	(1,986,488)	(229,025)
Series NAV	(28,505,136)	(21,499,827)	(263,742,669)	(261,655,129)	(18,650,122)	(29,415,429)
From net realized gain
Series I	—	—	—	—	(336,571)	—
Series II	—	—	—	—	(312,078)	—
Series NAV	—	—	—	—	(2,508,382)	—
Total distributions	(39,923,007)	(31,033,712)	(283,805,056)	(281,650,146)	(26,238,574)	(29,688,346)
From portfolio share transactions
Portfolio share transactions	(24,982,593)	(44,732,640)	(1,217,341,492)	2,016,423,412	(191,855,142)	(727,040,907)
Issued in reorganization	—	—	—	179,420,335	513,006,633	—
Total from portfolio share transactions	(24,982,593)	(44,732,640)	(1,217,341,492)	2,195,843,747	321,151,491	(727,040,907)
Total increase (decrease)	(63,632,221)	(19,168,993)	(1,466,217,422)	2,396,039,070	290,917,109	(673,158,884)

Net assets
Beginning of year	836,848,192	856,017,185	10,639,710,844	8,243,671,774	1,027,318,285	1,700,477,169
End of year	$773,215,971	$836,848,192	$9,173,493,422	$10,639,710,844	$1,318,235,394	$1,027,318,285

Undistributed net investment income (loss)	$6,863,312	$14,705,860	$76,646,833	$74,217,536	$6,828,940	$5,661,803

	Global Bond Trust		High Yield Trust		Income Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$13,367,280	$19,898,347	$17,615,766	$19,994,841	$16,378,415	$18,911,658
Net realized gain (loss)	(20,260,442)	4,928,292	(10,172,203)	747,873	(24,832,579)	19,983,231
Change in net unrealized appreciation (depreciation)	(17,145,511)	(1,979,169)	(28,482,578)	(18,563,807)	(16,060,144)	(17,082,061)
Increase (decrease) in net assets resulting from operations	(24,038,673)	22,847,470	(21,039,015)	2,178,907	(24,514,308)	21,812,828
Distributions to shareholders
From net investment income
Series I	(1,154,479)	(505,797)	(6,998,290)	(7,342,221)	—	—
Series II	(2,536,952)	(923,213)	(5,575,011)	(5,978,244)	—	—
Series NAV	(13,716,691)	(5,630,997)	(6,445,416)	(6,732,897)	(16,579,926)	(18,895,462)
Total distributions	(17,408,122)	(7,060,007)	(19,018,717)	(20,053,362)	(16,579,926)	(18,895,462)
From portfolio share transactions	(55,091,418)	(174,738,282)	(11,948,493)	(31,516,230)	(28,420,556)	(45,584,522)
Total increase (decrease)	(96,538,213)	(158,950,819)	(52,006,225)	(49,390,685)	(69,514,790)	(42,667,156)

Net assets
Beginning of year	721,376,435	880,327,254	285,307,699	334,698,384	419,807,289	462,474,445
End of year	$624,838,222	$721,376,435	$233,301,474	$285,307,699	$350,292,499	$419,807,289

Undistributed net investment income (loss)	($3,725,520)	$6,189,808	$3,489,578	$4,128,105	$3,026,288	$3,469,984

57

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Investment Quality Bond Trust		Money Market Trust		Money Market Trust B
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$6,649,298	$8,327,277	—	—	$8,168	—
Net realized gain (loss)	1,911,096	13,055,136	(18,263)	2,322	(2,297)	$1,503
Change in net unrealized appreciation (depreciation)	(10,904,173)	(3,802,594)	—	—	—	—
Increase (decrease) in net assets resulting from operations	(2,343,779)	17,579,819	(18,263)	2,322	5,871	1,503
Distributions to shareholders
From net investment income
Series I	(3,214,739)	(5,764,105)	—	—	—	—
Series II	(1,580,676)	(3,025,964)	—	—	—	—
Series NAV	(458,846)	(570,778)	—	—	(8,168)	—
From net realized gain
Series I	(7,604,354)	(449,842)	(1,963)	(50,336)	—	—
Series II	(4,244,254)	(250,755)	(298)	(9,384)	—	—
Series NAV	(1,018,716)	(42,132)	—	—	(1,483)	(6,434)
Total distributions	(18,121,585)	(10,103,576)	(2,261)	(59,720)	(9,651)	(6,434)
From portfolio share transactions	(14,372,614)	(31,104,239)	(141,903,531)	(437,459,280)	61,195,678	(83,720,230)
Total increase (decrease)	(34,837,978)	(23,627,996)	(141,924,055)	(437,516,678)	61,191,898	(83,725,161)

Net assets
Beginning of year	315,474,817	339,102,813	2,109,188,526	2,546,705,204	397,226,821	480,951,982
End of year	$280,636,839	$315,474,817	$1,967,264,471	$2,109,188,526	$458,418,719	$397,226,821

Undistributed net investment income (loss)	$2,345,878	$1,674,118	—	—	—	—

	New Income Trust		Real Return Bond Trust		Short Term Government Income Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$38,478,102	$54,486,996	$759,419	$2,527,480	$2,693,082	$2,613,503
Net realized gain (loss)	12,759,576	22,820,122	(3,360,154)	1,077,424	712,677	228,190
Change in net unrealized appreciation (depreciation)	(46,122,105)	60,718,470	236,474	750,151	(896,276)	1,881,569
Increase (decrease) in net assets resulting from operations	5,115,573	138,025,588	(2,364,261)	4,355,055	2,509,483	4,723,262
Distributions to shareholders
From net investment income
Series I	—	—	(349,843)	(188,736)	(822,207)	(1,113,596)
Series II	—	—	(1,999,825)	(1,141,317)	(594,207)	(752,865)
Series NAV	(47,210,806)	(78,654,920)	(2,663,267)	(1,249,341)	(4,709,248)	(5,752,774)
From net realized gain
Series NAV	(4,350,141)	—	—	—	—	—
Total distributions	(51,560,947)	(78,654,920)	(5,012,935)	(2,579,394)	(6,125,662)	(7,619,235)
From portfolio share transactions	(223,219,286)	(1,109,060,348)	(3,358,755)	(12,079,189)	(60,325,814)	(26,835,043)
Total increase (decrease)	(269,664,660)	(1,049,689,680)	(10,735,951)	(10,303,528)	(63,941,993)	(29,731,016)

Net assets
Beginning of year	1,733,719,621	2,783,409,301	83,140,310	93,443,838	392,092,067	421,823,083
End of year	$1,464,054,961	$1,733,719,621	$72,404,359	$83,140,310	$328,150,074	$392,092,067

Undistributed net investment income (loss)	$13,381,918	$16,419,659	($127,699)	$4,545,195	$1,619,253	$1,741,712

58

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Strategic Income Opportunities Trust		Total Bond Market Trust B		Ultra Short Term Bond Trust
Increase (decrease) in net assets	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
From operations
Net investment income (loss)	$17,261,997	$21,060,617	$12,676,170	$13,227,529	($128,868)	($304,421)
Net realized gain (loss)	8,034,736	8,362,962	1,755,126	5,303,266	(137,509)	(83,535)
Change in net unrealized appreciation (depreciation)	(19,559,075)	(3,826,201)	(13,423,776)	9,516,481	(226,387)	(216,286)
Increase (decrease) in net assets resulting from operations	5,737,658	25,597,378	1,007,520	28,047,276	(492,764)	(604,242)
Distributions to shareholders
From net investment income
Series I	(10,980,357)	(18,140,079)	(4,683,456)	(4,107,616)	(138,916)	(149,212)
Series II	(1,199,190)	(2,452,233)	(1,771,006)	(2,134,399)	(2,840,906)	(2,925,962)
Series NAV	(1,620,322)	(2,243,175)	(7,822,749)	(9,255,361)	(183,932)	(194,821)
Total distributions	(13,799,869)	(22,835,487)	(14,277,211)	(15,497,376)	(3,163,754)	(3,269,995)
From portfolio share transactions	59,348,410	25,979,788	32,172,795	3,105,510	25,788,112	19,863,375
Total increase (decrease)	51,286,199	28,741,679	18,903,104	15,655,410	22,131,594	15,989,138

Net assets
Beginning of year	525,106,796	496,365,117	487,406,721	471,751,311	236,848,574	220,859,436
End of year	$576,392,995	$525,106,796	$506,309,825	$487,406,721	$258,980,168	$236,848,574

Undistributed net investment income (loss)	$3,220,776	$4,646,776	$3,313,909	$3,132,282	$905,358	$907,725

59

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statement of cash flows

Real Return Bond Trust For the year ended December 31, 2015
Cash flows from operating activities
Net decrease in net assets from operations	($2,364,261)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(65,803,937)
Long-term investments sold	82,089,281
Sale commitments purchased	(3,036,250)
Sale commitments sold	3,022,617
Net purchases and sales in short-term investments	(30,819,748)
Net amortization of premium (discount)	(230,499)
Increase in foreign currency	(34,980)
Decrease in receivable for investments sold	26,069,454
Decrease in unrealized appreciation/depreciation on forward foreign currency exchange contracts	306,785
Decrease in dividends and interest receivable	270,501
Increase in unrealized appreciation/depreciation of swap contracts	(219,689)
Increase in receivable for futures variation margin	(8,593)
Decrease in other assets	187,647
Increase in receivable for exchange cleared swaps	(572,504)
Increase in payable for collateral held by portfolio	103,000
Increase in payable for investments purchased	12,812
Decrease in payable for written options	(88,884)
Decrease in payable for futures variation margin	(51,255)
Increase in payable to affiliates	227
Increase in other liabilities and accrued expenses	78,801
Net change in unrealized (appreciation) depreciation on investments	719,727
Net realized loss on investments	2,559,215
Net cash provided by operating activities	$12,189,467

Cash flows from financing activities
Borrowings under sale-buybacks	$1,110,777,626
Repayments of sale-buybacks	(1,110,236,581)
Decrease in payable for sale-buybacks	(4,338,796)
Portfolio shares sold	15,094,327
Portfolio shares repurchased	(23,466,017)
Decrease in receivable for portfolio shares sold	944
Increase in payable for portfolio shares repurchased	181,468
Net cash used in financing activities	($11,987,029)

Net increase in cash	$202,438

Cash at beginning of period	$322,305

Cash at end of period	$524,743

Supplemental disclosure of cash flow information:
Cash paid for interest	$207,752
Noncash financing activities not included herein consists of reinvestment of dividends and distributions of:	($5,012,935)

60

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($) [1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%) [2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Active Bond Trust
SERIES I
12-31-2015	9.88	0.33	(0.31)	0.02	(0.50)	—	—	(0.50)	9.40	0.17	0.69		0.69		3.31		44	60
12-31-2014	9.60	0.31	0.34	0.65	(0.37)	—	—	(0.37)	9.88	6.81	0.69		0.68		3.13		49	62
12-31-2013	10.16	0.36	(0.33)	0.03	(0.59)	—	—	(0.59)	9.60	0.24	0.69		0.68		3.52		51	82
12-31-2012	9.72	0.40	0.54	0.94	(0.43)	(0.07)	—	(0.50)	10.16	9.71	0.69		0.68		3.97		60	86
12-31-2011	9.71	0.48	0.08	0.56	(0.55)	—	—	(0.55)	9.72	5.81	0.68		0.68		4.73		67	101
SERIES II
12-31-2015	9.90	0.31	(0.32)	(0.01)	(0.48)	—	—	(0.48)	9.41	(0.14)	0.89		0.89		3.13		184	60
12-31-2014	9.62	0.29	0.34	0.63	(0.35)	—	—	(0.35)	9.90	6.59	0.89		0.88		2.94		215	62
12-31-2013	10.18	0.34	(0.33)	0.01	(0.57)	—	—	(0.57)	9.62	0.05	0.89		0.88		3.31		253	82
12-31-2012	9.74	0.38	0.54	0.92	(0.41)	(0.07)	—	(0.48)	10.18	9.48	0.89		0.88		3.78		279	86
12-31-2011	9.72	0.46	0.09	0.55	(0.53)	—	—	(0.53)	9.74	5.70	0.88		0.88		4.54		298	101
SERIES NAV
12-31-2015	9.89	0.33	(0.32)	0.01	(0.50)	—	—	(0.50)	9.40	0.12	0.64		0.64		3.35		546	60
12-31-2014	9.60	0.32	0.35	0.67	(0.38)	—	—	(0.38)	9.89	6.97	0.64		0.63		3.17		573	62
12-31-2013	10.17	0.36	(0.34)	0.02	(0.59)	—	—	(0.59)	9.60	0.19	0.64		0.63		3.54		552	82
12-31-2012	9.73	0.41	0.53	0.94	(0.43)	(0.07)	—	(0.50)	10.17	9.76	0.64		0.63		4.02		920	86
12-31-2011	9.71	0.48	0.10	0.58	(0.56)	—	—	(0.56)	9.73	5.97	0.63		0.63		4.76		889	101
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Bond Trust
SERIES I
12-31-2015	13.67	0.31	(0.27)	0.04	(0.41)	—	—	(0.41)	13.30	0.24	0.65		0.64		2.23		203	62
12-31-2014	13.30	0.31	0.42	0.73	(0.36)	—	—	(0.36)	13.67	5.53	0.64		0.64		2.23		228	104	[3]
12-31-2013	13.99	0.27	(0.46)	(0.19)	(0.40)	(0.10)	—	(0.50)	13.30	(1.36)	0.65		0.64		1.97		249	104
12-31-2012	13.62	0.31	0.55	0.86	(0.39)	(0.10)	—	(0.49)	13.99	6.34	0.65		0.64		2.23		244	114
12-31-2011[4]	13.87	0.02	0.08	0.10	(0.35)	—	—	(0.35)	13.62	0.75 [5]	0.66	[6]	0.65	[6]	0.75	[6]	230	108	[3,7]
SERIES II
12-31-2015	13.69	0.28	(0.27)	0.01	(0.38)	—	—	(0.38)	13.32	0.04	0.85		0.84		2.03		511	62
12-31-2014	13.31	0.28	0.44	0.72	(0.34)	—	—	(0.34)	13.69	5.40	0.84		0.84		2.03		558	104	[3]
12-31-2013	14.01	0.24	(0.46)	(0.22)	(0.38)	(0.10)	—	(0.48)	13.31	(1.63)	0.85		0.84		1.77		629	104
12-31-2012	13.64	0.29	0.54	0.83	(0.36)	(0.10)	—	(0.46)	14.01	6.12	0.85		0.84		2.03		634	114
12-31-2011[4]	13.87	0.01	0.09	0.10	(0.33)	—	—	(0.33)	13.64	0.73 [5]	0.86	[6]	0.85	[6]	0.55	[6]	642	108	[3,7]
SERIES NAV
12-31-2015	13.66	0.31	(0.27)	0.04	(0.41)	—	—	(0.41)	13.29	0.29	0.60		0.59		2.28		8,459	62
12-31-2014	13.29	0.31	0.43	0.74	(0.37)	—	—	(0.37)	13.66	5.59	0.59		0.59		2.25		9,854	104	[3]
12-31-2013	13.98	0.28	(0.46)	(0.18)	(0.41)	(0.10)	—	(0.51)	13.29	(1.32)	0.60		0.59		2.03		7,366	104
12-31-2012	13.62	0.32	0.54	0.86	(0.40)	(0.10)	—	(0.50)	13.98	6.31	0.60		0.59		2.26		7,070	114
12-31-2011	13.48	0.41	0.34	0.75	(0.46)	(0.15)	—	(0.61)	13.62	5.58	0.61		0.60		2.96		5,101	108	[3]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity. 4. The inception date for Series I and Series II shares is 10-31-11. 5. Not annualized. 6. Annualized. 7. Portfolio turnover is shown for the period from 1-1-11 to 12-31-11.

Core Bond Trust
SERIES I
12-31-2015	13.22	0.21	(0.17)	0.04	(0.22)	(0.03)	—	(0.25)	13.01	0.31	0.68		0.67		1.57		141	425	[3]
12-31-2014	12.85	0.21	0.55	0.76	(0.39)	—	—	(0.39)	13.22	5.93	0.67		0.67		1.59		1	356
12-31-2013	13.96	0.21	(0.50)	(0.29)	(0.29)	(0.53)	—	(0.82)	12.85	(2.16)	0.67		0.66		1.54		1	326
12-31-2012	13.83	0.25	0.64	0.89	(0.39)	(0.37)	—	(0.76)	13.96	6.47	0.67		0.67		1.79		2	367
12-31-2011	13.68	0.35	0.77	1.12	(0.44)	(0.53)	—	(0.97)	13.83	8.32	0.67		0.67		2.51		2	436
SERIES II
12-31-2015	13.21	0.18	(0.16)	0.02	(0.20)	(0.03)	—	(0.23)	13.00	0.11	0.88		0.87		1.36		128	425	[3]
12-31-2014	12.84	0.18	0.55	0.73	(0.36)	—	—	(0.36)	13.21	5.73	0.87		0.87		1.40		8	356
12-31-2013	13.95	0.18	(0.50)	(0.32)	(0.26)	(0.53)	—	(0.79)	12.84	(2.35)	0.87		0.86		1.34		9	326
12-31-2012	13.82	0.23	0.63	0.86	(0.36)	(0.37)	—	(0.73)	13.95	6.27	0.87		0.87		1.60		12	367
12-31-2011	13.68	0.33	0.75	1.08	(0.41)	(0.53)	—	(0.94)	13.82	8.04	0.87		0.87		2.33		14	436
SERIES NAV
12-31-2015	13.17	0.21	(0.16)	0.05	(0.23)	(0.03)	—	(0.26)	12.96	0.36	0.63		0.62		1.60		1,049	425	[3]
12-31-2014	12.80	0.22	0.55	0.77	(0.40)	—	—	(0.40)	13.17	6.01	0.62		0.62		1.65		1,018	356
12-31-2013	13.91	0.22	(0.51)	(0.29)	(0.29)	(0.53)	—	(0.82)	12.80	(2.11)	0.62		0.61		1.60		1,690	326
12-31-2012	13.78	0.26	0.63	0.89	(0.39)	(0.37)	—	(0.76)	13.91	6.54	0.62		0.62		1.84		1,734	367
12-31-2011	13.64	0.36	0.76	1.12	(0.45)	(0.53)	—	(0.98)	13.78	8.32	0.62		0.62		2.59		1,676	436
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.

61

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($) [1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%) [2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Global Bond Trust
SERIES I
12-31-2015	12.54	0.24	(0.66)	(0.42)	(0.32)	—	—	(0.32)	11.80	(3.50)	0.83	0.82	1.95	42	81
12-31-2014	12.39	0.31	(0.04)	0.27	(0.12)	—	—	(0.12)	12.54	2.28	0.83	0.83	2.43	52	69
12-31-2013	13.16	0.27	(0.98)	(0.71)	(0.06)	—	—	(0.06)	12.39	(5.42)	0.85	0.85	2.11	60	123
12-31-2012[3]	13.23	0.36	0.55	0.91	(0.98)	—	—	(0.98)	13.16	7.03	0.86	0.86	2.71	75	131
12-31-2011	12.92	0.35	0.82	1.17	(0.86)	—	—	(0.86)	13.23	9.08	0.82	0.81	2.60	82	103
SERIES II
12-31-2015	12.42	0.21	(0.66)	(0.45)	(0.31)	—	—	(0.31)	11.66	(3.73)	1.03	1.02	1.75	88	81
12-31-2014	12.27	0.28	(0.03)	0.25	(0.10)	—	—	(0.10)	12.42	2.13	1.03	1.03	2.23	113	69
12-31-2013	13.04	0.24	(0.98)	(0.74)	(0.03)	—	—	(0.03)	12.27	(5.67)	1.05	1.05	1.91	137	123
12-31-2012[3]	13.14	0.33	0.55	0.88	(0.98)	—	—	(0.98)	13.04	6.81	1.06	1.06	2.51	164	131
12-31-2011	12.84	0.32	0.82	1.14	(0.84)	—	—	(0.84)	13.14	8.85	1.02	1.01	2.40	175	103
SERIES NAV
12-31-2015	12.49	0.24	(0.66)	(0.42)	(0.32)	—	—	(0.32)	11.75	(3.50)	0.78	0.77	2.00	495	81
12-31-2014	12.33	0.32	(0.03)	0.29	(0.13)	—	—	(0.13)	12.49	2.42	0.78	0.78	2.48	557	69
12-31-2013	13.12	0.27	(1.00)	(0.73)	(0.06)	—	—	(0.06)	12.33	(5.54)	0.80	0.80	2.17	683	123
12-31-2012[3]	13.18	0.37	0.55	0.92	(0.98)	—	—	(0.98)	13.12	7.15	0.81	0.81	2.76	724	131
12-31-2011	12.88	0.35	0.82	1.17	(0.87)	—	—	(0.87)	13.18	9.08	0.77	0.76	2.65	703	103
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the portfolio now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the portfolio has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 202%. The portfolio also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.02, the ratio of net investment income to average net assets by 0.14% and the ratio of expenses to average net assets by 0.02%.

High Yield Trust
SERIES I
12-31-2015	5.70	0.37	(0.84)	(0.47)	(0.42)	—	—	(0.42)	4.81	(8.32)	0.80	0.79	6.51	83	74
12-31-2014	6.09	0.39	(0.36)	0.03	(0.42)	—	—	(0.42)	5.70	0.28	0.78	0.77	6.33	105	72
12-31-2013	6.01	0.40	0.10	0.50	(0.42)	—	—	(0.42)	6.09	8.35	0.79	0.78	6.44	122	99
12-31-2012	5.46	0.44	0.58	1.02	(0.47)	—	—	(0.47)	6.01	18.99	0.77	0.77	7.39	75	80
12-31-2011	5.94	0.47	(0.42)	0.05	(0.53)	—	—	(0.53)	5.46	0.90	0.77	0.76	7.68	74	91	[3]
SERIES II
12-31-2015	5.80	0.36	(0.84)	(0.48)	(0.41)	—	—	(0.41)	4.91	(8.55)	1.00	0.99	6.32	69	74
12-31-2014	6.19	0.39	(0.37)	0.02	(0.41)	—	—	(0.41)	5.80	0.08	0.98	0.97	6.12	90	72
12-31-2013	6.11	0.40	0.09	0.49	(0.41)	—	—	(0.41)	6.19	8.01	0.99	0.98	6.24	116	99
12-31-2012	5.54	0.43	0.60	1.03	(0.46)	—	—	(0.46)	6.11	18.87	0.97	0.97	7.20	82	80
12-31-2011	6.02	0.46	(0.42)	0.04	(0.52)	—	—	(0.52)	5.54	0.67	0.97	0.96	7.46	81	91	[3]
SERIES NAV
12-31-2015	5.63	0.36	(0.81)	(0.45)	(0.43)	—	—	(0.43)	4.75	(8.38)	0.75	0.74	6.56	81	74
12-31-2014	6.02	0.39	(0.36)	0.03	(0.42)	—	—	(0.42)	5.63	0.33	0.73	0.72	6.38	90	72
12-31-2013	5.95	0.40	0.09	0.49	(0.42)	—	—	(0.42)	6.02	8.31	0.74	0.73	6.46	97	99
12-31-2012	5.41	0.44	0.57	1.01	(0.47)	—	—	(0.47)	5.95	19.06	0.72	0.72	7.44	100	80
12-31-2011	5.88	0.47	(0.41)	0.06	(0.53)	—	—	(0.53)	5.41	1.13	0.72	0.71	7.77	83	91	[3]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Income Trust
SERIES NAV
12-31-2015	11.94	0.49	(1.22)	(0.73)	(0.52)	—	—	(0.52)	10.69	(6.22)	0.85	0.83	4.17	350	27
12-31-2014	11.92	0.52	0.05	0.57	(0.55)	—	—	(0.55)	11.94	4.65	0.85	0.84	4.17	420	27
12-31-2013	10.86	0.51	1.08	1.59	(0.53)	—	—	(0.53)	11.92	14.75	0.85	0.85	4.39	462	22
12-31-2012	10.18	0.60	0.73	1.33	(0.65)	—	—	(0.65)	10.86	13.23	0.86	0.85	5.56	414	24
12-31-2011	10.57	0.62	(0.34)	0.28	(0.67)	—	—	(0.67)	10.18	2.72	0.85	0.85	5.76	405	23
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

62

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period															Ratios and supplemental data
		Income (loss) from investment operations						Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($) [1]		Net realized and unrealized gain (loss) on investments ($)		Total from investment operations ($)		From net investment income ($)	From net realized gain ($)		From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%) [2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Investment Quality Bond Trust
SERIES I
12-31-2015	11.65	0.26		(0.36)		(0.10)		(0.21)	(0.50)		—	(0.71)	10.84	(0.82)	0.69	0.69	2.28		166	97
12-31-2014	11.41	0.31		0.31		0.62		(0.35)	(0.03)		—	(0.38)	11.65	5.47	0.69	0.69	2.60		190	109
12-31-2013	12.34	0.32		(0.55)		(0.23)		(0.47)	(0.23)		—	(0.70)	11.41	(1.93)	0.69	0.68	2.68		205	79
12-31-2012	11.71	0.32		0.57		0.89		(0.26)	—		—	(0.26)	12.34	7.59	0.68	0.68	2.66		220	77
12-31-2011	11.30	0.41		0.50		0.91		(0.50)	—		—	(0.50)	11.71	8.07	0.68	0.68	3.49		222	62
SERIES II
12-31-2015	11.66	0.24		(0.36)		(0.12)		(0.19)	(0.50)		—	(0.69)	10.85	(1.02)	0.89	0.89	2.08		91	97
12-31-2014	11.42	0.28		0.32		0.60		(0.33)	(0.03)		—	(0.36)	11.66	5.26	0.89	0.89	2.40		107	109
12-31-2013	12.35	0.30		(0.56)		(0.26)		(0.44)	(0.23)		—	(0.67)	11.42	(2.12)	0.89	0.88	2.48		116	79
12-31-2012	11.72	0.30		0.56		0.86		(0.23)	—		—	(0.23)	12.35	7.37	0.88	0.88	2.46		137	77
12-31-2011	11.31	0.39		0.49		0.88		(0.47)	—		—	(0.47)	11.72	7.85	0.88	0.88	3.32		140	62
SERIES NAV
12-31-2015	11.61	0.27		(0.35)		(0.08)		(0.22)	(0.50)		—	(0.72)	10.81	(0.68)	0.64	0.64	2.35		24	97
12-31-2014	11.37	0.31		0.32		0.63		(0.36)	(0.03)		—	(0.39)	11.61	5.54	0.64	0.64	2.63		19	109
12-31-2013	12.30	0.33		(0.56)		(0.23)		(0.47)	(0.23)		—	(0.70)	11.37	(1.88)	0.64	0.63	2.71		17	79
12-31-2012	11.67	0.33		0.56		0.89		(0.26)	—		—	(0.26)	12.30	7.66	0.63	0.63	2.69		26	77
12-31-2011	11.27	0.41		0.49		0.90		(0.50)	—		—	(0.50)	11.67	8.05	0.63	0.63	3.54		18	62
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Money Market Trust
SERIES I
12-31-2015	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.00 [4]	0.56	0.17	—		1,714	—
12-31-2014	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.00 [4]	0.56	0.16	—		1,794	—
12-31-2013	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.01	0.56	0.24	—		2,110	—
12-31-2012	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.01	0.55	0.30	—		2,599	—
12-31-2011	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.07	0.55	0.17	—		2,927	—
SERIES II
12-31-2015	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.00 [4]	0.76	0.17	—		253	—
12-31-2014	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.00 [4]	0.76	0.16	—		315	—
12-31-2013	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.01	0.76	0.24	—		436	—
12-31-2012	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.01	0.75	0.30	—		701	—
12-31-2011	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.07	0.75	0.17	—		923	—
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Less than 0.005%.

Money Market Trust B
SERIES NAV
12-31-2015	1.00	—	[3]	—	[3]	—	[3]	— [3]	—	[3]	—	— [3]	1.00	0.00 [4]	0.58	0.16	—	[4]	458	—
12-31-2014	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.00 [4]	0.54	0.16	—		397	—
12-31-2013	1.00	—	[3]	—	[3]	—	[3]	— [3]	—	[3]	—	— [3]	1.00	0.01	0.54	0.23	0.01		481	—
12-31-2012	1.00	—	[3]	—	[3]	—	[3]	— [3]	—	[3]	—	— [3]	1.00	0.05	0.53	0.26	0.04		542	—
12-31-2011	1.00	—		—	[3]	—	[3]	—	—	[3]	—	— [3]	1.00	0.08	0.52	0.19	—		608	—
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Less than 0.005%.

New Income Trust
SERIES NAV
12-31-2015	13.04	0.31		(0.28)		0.03		(0.40)	(0.04)		—	(0.44)	12.63	0.22	0.59	0.57	2.38		1,464	47
12-31-2014	12.90	0.33		0.42		0.75		(0.61)	—		—	(0.61)	13.04	5.83	0.62	0.60	2.52		1,734	54
12-31-2013	13.80	0.33		(0.62)		(0.29)		(0.43)	(0.18)		—	(0.61)	12.90	(2.12)	0.65	0.63	2.40		2,783	57
12-31-2012	13.55	0.36		0.43		0.79		(0.47)	(0.07)		—	(0.54)	13.80	5.91	0.65	0.63	2.60		2,853	77
12-31-2011	13.36	0.43		0.35		0.78		(0.56)	(0.03)		—	(0.59)	13.55	5.91	0.65	0.63	3.17		2,771	65
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

63

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($) [1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%) [2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Real Return Bond Trust
SERIES I
12-31-2015	12.00	0.12	(0.46)	(0.34)	(0.75)	—	—	(0.75)	10.91	(2.95)	1.27	1.06	0.99	5	60
12-31-2014	11.80	0.35	0.22	0.57	(0.37)	—	—	(0.37)	12.00	4.77 [3]	1.00	0.95	2.87	6	122
12-31-2013	13.36	0.25	(1.48)	(1.23)	(0.33)	—	—	(0.33)	11.80	(9.28)	0.99	0.98	1.97	7	70
12-31-2012[4]	12.49	0.35	0.75	1.10	(0.23)	—	—	(0.23)	13.36	8.86	0.98	0.98	2.67	10	53
12-31-2011	11.59	0.28	1.11	1.39	(0.49)	—	—	(0.49)	12.49	12.02	0.83	0.83	2.27	10	496
SERIES II
12-31-2015	11.83	0.09	(0.45)	(0.36)	(0.72)	—	—	(0.72)	10.75	(3.10)	1.47	1.26	0.77	29	60
12-31-2014	11.64	0.32	0.21	0.53	(0.34)	—	—	(0.34)	11.83	4.53 [3]	1.20	1.15	2.68	37	122
12-31-2013	13.20	0.20	(1.43)	(1.23)	(0.33)	—	—	(0.33)	11.64	(9.42)	1.19	1.18	1.61	46	70
12-31-2012[4]	12.35	0.32	0.74	1.06	(0.21)	—	—	(0.21)	13.20	8.58	1.18	1.18	2.47	73	53
12-31-2011	11.46	0.25	1.10	1.35	(0.46)	—	—	(0.46)	12.35	11.86	1.03	1.03	2.10	78	496
SERIES NAV
12-31-2015	11.84	0.12	(0.46)	(0.34)	(0.75)	—	—	(0.75)	10.75	(2.94)	1.22	1.01	1.01	38	60
12-31-2014	11.64	0.36	0.22	0.58	(0.38)	—	—	(0.38)	11.84	4.88 [3]	0.95	0.90	2.94	40	122
12-31-2013	13.18	0.25	(1.46)	(1.21)	(0.33)	—	—	(0.33)	11.64	(9.25)	0.94	0.93	2.01	41	70
12-31-2012[4]	12.33	0.35	0.74	1.09	(0.24)	—	—	(0.24)	13.18	8.86	0.93	0.93	2.73	52	53
12-31-2011	11.44	0.28	1.10	1.38	(0.49)	—	—	(0.49)	12.33	12.15	0.78	0.78	2.34	41	496
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Total return includes litigation settlement from JPMorgan, relating to losses on mortgage-backed securities occurring from 2006 to 2008, which increased total return by approximately 2.10% for Series I, 2.12% for Series II and 2.03% for Series NAV. 4. In accordance with Accounting Standards Update 2011-03, Reconsideration of Effective Control for Repurchase Agreements, the portfolio now recognizes sale-buybacks as secured borrowings and not as purchases and sales of securities. Accordingly, the portfolio has excluded these transactions from its portfolio turnover calculation. Had these transactions been included, the portfolio turnover rate would have been 856%. The portfolio also recorded additional income and expenses which were offset by corresponding adjustments to realized and unrealized gain/loss. These adjustments had no overall impact to the per share net asset value but did increase the net investment income per share by $0.18, the ratio of net investment income to average net assets by 1.36% and the ratio of expenses to average net assets by 0.13%.

Short Term Government Income Trust
SERIES I
12-31-2015	12.39	0.09	(0.01)	0.08	(0.22)	—	—	(0.22)	12.25	0.64	0.66	0.65	0.70	45	43
12-31-2014	12.50	0.08	0.06	0.14	(0.25)	—	—	(0.25)	12.39	1.15	0.66	0.65	0.64	51	46
12-31-2013	12.87	0.08	(0.19)	(0.11)	(0.26)	—	—	(0.26)	12.50	(0.86)	0.65	0.65	0.62	63	55
12-31-2012	12.93	0.14	0.02	0.16	(0.22)	—	—	(0.22)	12.87	1.21	0.65	0.65	1.10	76	71
12-31-2011	12.92	0.16	0.20	0.36	(0.32)	(0.03)	—	(0.35)	12.93	2.77	0.65	0.65	1.22	89	88
SERIES II
12-31-2015	12.40	0.06	(0.01)	0.05	(0.20)	—	—	(0.20)	12.25	0.36	0.86	0.85	0.50	36	43
12-31-2014	12.51	0.06	0.06	0.12	(0.23)	—	—	(0.23)	12.40	0.94	0.86	0.85	0.44	38	46
12-31-2013	12.88	0.05	(0.19)	(0.14)	(0.23)	—	—	(0.23)	12.51	(1.06)	0.85	0.85	0.43	49	55
12-31-2012	12.94	0.12	0.01	0.13	(0.19)	—	—	(0.19)	12.88	1.01	0.85	0.85	0.90	61	71
12-31-2011	12.93	0.13	0.20	0.33	(0.29)	(0.03)	—	(0.32)	12.94	2.56	0.85	0.85	1.02	77	88
SERIES NAV
12-31-2015	12.39	0.09	— [3]	0.09	(0.23)	—	—	(0.23)	12.25	0.69	0.61	0.60	0.75	247	43
12-31-2014	12.50	0.09	0.06	0.15	(0.26)	—	—	(0.26)	12.39	1.20	0.61	0.60	0.69	303	46
12-31-2013	12.86	0.09	(0.18)	(0.09)	(0.27)	—	—	(0.27)	12.50	(0.74)	0.60	0.60	0.67	311	55
12-31-2012	12.93	0.15	— [3]	0.15	(0.22)	—	—	(0.22)	12.86	1.18	0.60	0.60	1.14	417	71
12-31-2011	12.92	0.17	0.19	0.36	(0.32)	(0.03)	—	(0.35)	12.93	2.82	0.60	0.60	1.27	390	88
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.

64

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($) [1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%) [2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Strategic Income Opportunities Trust
SERIES I
12-31-2015	13.24	0.43	(0.27)	0.16	(0.33)	—	—	(0.33)	13.07	1.22	0.74		0.74		3.18	441	49
12-31-2014	13.17	0.56	0.11	0.67	(0.60)	—	—	(0.60)	13.24	5.14	0.75		0.74		4.13	415	50
12-31-2013	13.44	0.65	(0.15)	0.50	(0.77)	—	—	(0.77)	13.17	3.74	0.78		0.78		4.75	380	45
12-31-2012	12.75	0.80	0.82	1.62	(0.93)	—	—	(0.93)	13.44	12.86	0.79		0.79		5.91	359	44
12-31-2011	14.00	0.97	(0.70)	0.27	(1.52)	—	—	(1.52)	12.75	2.02	0.78		0.78		6.87	318	50
SERIES II
12-31-2015	13.27	0.40	(0.26)	0.14	(0.31)	—	—	(0.31)	13.10	1.01	0.94		0.94		2.98	51	49
12-31-2014	13.20	0.53	0.12	0.65	(0.58)	—	—	(0.58)	13.27	4.92	0.95		0.94		3.94	57	50
12-31-2013	13.47	0.63	(0.16)	0.47	(0.74)	—	—	(0.74)	13.20	3.53	0.98		0.98		4.56	65	45
12-31-2012	12.78	0.77	0.82	1.59	(0.90)	—	—	(0.90)	13.47	12.61	0.99		0.99		5.72	73	44
12-31-2011	14.02	0.94	(0.69)	0.25	(1.49)	—	—	(1.49)	12.78	1.89	0.98		0.98		6.67	75	50
SERIES NAV
12-31-2015	13.20	0.43	(0.26)	0.17	(0.34)	—	—	(0.34)	13.03	1.27	0.69		0.69		3.22	84	49
12-31-2014	13.13	0.56	0.12	0.68	(0.61)	—	—	(0.61)	13.20	5.21	0.70		0.69		4.18	53	50
12-31-2013	13.41	0.65	(0.15)	0.50	(0.78)	—	—	(0.78)	13.13	3.72	0.73		0.73		4.79	51	45
12-31-2012	12.72	0.80	0.82	1.62	(0.93)	—	—	(0.93)	13.41	12.95	0.74		0.74		5.95	33	44
12-31-2011	13.97	0.97	(0.69)	0.28	(1.53)	—	—	(1.53)	12.72	2.08	0.73		0.73		6.91	26	50
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Total Bond Market Trust B
SERIES I
12-31-2015	10.37	0.26	(0.23)	0.03	(0.29)	—	—	(0.29)	10.11	0.25	0.56		0.30		2.53	172	67
12-31-2014	10.09	0.29	0.32	0.61	(0.33)	—	—	(0.33)	10.37	6.11	0.56		0.30		2.76	135	64
12-31-2013	10.71	0.27	(0.53)	(0.26)	(0.36)	—	—	(0.36)	10.09	(2.49)	0.54		0.30		2.55	106	62
12-31-2012[3]	10.82	0.01	(0.02)	(0.01)	(0.10)	—	—	(0.10)	10.71	(0.14)[4]	0.56	[5]	0.30	[5]	0.62 [5]	127	29	[6,7]
SERIES II
12-31-2015	10.38	0.24	(0.23)	0.01	(0.27)	—	—	(0.27)	10.12	0.05	0.76		0.50		2.33	68	67
12-31-2014	10.10	0.27	0.32	0.59	(0.31)	—	—	(0.31)	10.38	5.90	0.76		0.50		2.56	69	64
12-31-2013	10.73	0.25	(0.54)	(0.29)	(0.34)	—	—	(0.34)	10.10	(2.77)	0.74		0.50		2.33	79	62
12-31-2012[3]	10.82	0.01	(0.02)	(0.01)	(0.08)	—	—	(0.08)	10.73	(0.11)[4]	0.76	[5]	0.50	[5]	0.42 [5]	145	29	[6,7]
SERIES NAV
12-31-2015	10.36	0.27	(0.24)	0.03	(0.29)	—	—	(0.29)	10.10	0.30	0.51		0.25		2.58	266	67
12-31-2014	10.09	0.29	0.32	0.61	(0.34)	—	—	(0.34)	10.36	6.06	0.51		0.25		2.82	284	64
12-31-2013	10.71	0.27	(0.53)	(0.26)	(0.36)	—	—	(0.36)	10.09	(2.44)	0.49		0.25		2.60	286	62
12-31-2012	10.46	0.34	0.09	0.43	(0.18)	—	—	(0.18)	10.71	4.08	0.52		0.25		3.16	297	29	[6]
12-31-2011	10.15	0.40	0.37	0.77	(0.46)	—	—	(0.46)	10.46	7.60	0.53		0.25		3.87	162	21
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. The inception date for Series I and Series II shares is 11-5-12. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Portfolio turnover is shown for the period from 1-1-12 to 12-31-12.

Ultra Short Term Bond Trust
SERIES I
12-31-2015	11.80	0.01	(0.01)	— [3]	(0.16)	—	—	(0.16)	11.64	(0.04)	0.66		0.65		0.12	10	86
12-31-2014	11.98	0.01	(0.01)	— [3]	(0.18)	—	—	(0.18)	11.80	(0.02)	0.66		0.65		0.05	9	69
12-31-2013	12.13	0.02	(0.03)	(0.01)	(0.14)	—	—	(0.14)	11.98	(0.07)	0.67		0.67		0.15	11	135
12-31-2012	12.20	0.04	0.03	0.07	(0.14)	—	—	(0.14)	12.13	0.54	0.70		0.69		0.34	8	196
12-31-2011	12.36	0.06	(0.05)	0.01	(0.17)	—	—	(0.17)	12.20	0.12	0.72	[4,5]	0.72		0.49	3	171
SERIES II
12-31-2015	11.79	(0.01)	(0.01)	(0.02)	(0.13)	—	—	(0.13)	11.64	(0.15)	0.86		0.85		(0.07)	235	86
12-31-2014	11.98	(0.02)	(0.02)	(0.04)	(0.15)	—	—	(0.15)	11.79	(0.30)	0.86		0.85		(0.14)	214	69
12-31-2013	12.13	(0.01)	(0.02)	(0.03)	(0.12)	—	—	(0.12)	11.98	(0.27)	0.87		0.87		(0.08)	202	135
12-31-2012	12.20	0.02	0.03	0.05	(0.12)	—	—	(0.12)	12.13	0.37	0.90		0.89		0.15	127	196
12-31-2011	12.36	0.04	(0.05)	(0.01)	(0.15)	—	—	(0.15)	12.20	(0.08)	0.92	[4,5]	0.92		0.29	131	171
SERIES NAV
12-31-2015	11.80	0.02	(0.02)	— [3]	(0.16)	—	—	(0.16)	11.64	0.01	0.61		0.60		0.18	14	86
12-31-2014	11.98	0.01	(0.01)	— [3]	(0.18)	—	—	(0.18)	11.80	0.03	0.61		0.60		0.12	14	69
12-31-2013	12.13	0.02	(0.02)	— [3]	(0.15)	—	—	(0.15)	11.98	(0.02)	0.62		0.62		0.17	9	135
12-31-2012	12.19	0.05	0.03	0.08	(0.14)	—	—	(0.14)	12.13	0.66	0.65		0.64		0.39	4	196
12-31-2011	12.36	0.06	(0.05)	0.01	(0.18)	—	—	(0.18)	12.19	0.09	0.67	[4,5]	0.67		0.53	3	171
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Includes the impact of expense recapture whic amounted to 0.03% of average net assets. 5. Expense ratio has been revised to conform with current year presentation of expense recapture and net expense reductions.

65

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the portfolios), fifteen of which are presented in this report.

The portfolios may offer multiple classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by a specific portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

On December 10, 2015, the Board of Trustees approved an Agreement and Plan of Reorganization of Money Market Trust B (Acquired portfolio) into Money Market Trust (Acquiring portfolio) and Real Return Bond Trust (Acquired portfolio) into Bond Trust (Acquiring portfolio). A meeting of the shareholders of each Acquired portfolio has been scheduled for April 14, 2016 to seek approval of its reorganization. Subject to regulatory and shareholder approval, each reorganization is scheduled to occur after the close of business on Friday April 29, 2016.

On December 10, 2015, the Board of Trustees approved conversion of Money Market Trust and Money Market Trust B to government money market funds, as defined under Rule 2a-7 under the 1940 Act, effective April 6, 2016.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time (ET). In order to value the securities, the portfolios use the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded funds, held by the portfolios are valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the portfolios in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m., ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Securities in Money Market Trust and Money Market Trust B are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the portfolios. Each of these portfolios seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolios’ Pricing Committee, following procedures established by the Board of Trustees. The portfolios use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of the values by input classification of the portfolios’ investments as of December 31, 2015, by major security category or type:

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Active Bond Trust
U.S. Government and Agency obligations	$204,174,621	—	$204,174,621	—
Foreign government obligations	3,809,602	—	3,809,602	—
Corporate bonds	302,197,154	—	302,197,154	—
Capital preferred securities	6,223,646	—	6,223,646	—
Convertible bonds	310,569	—	310,569	—
Term loans	1,702,399	—	1,702,399	—
Municipal bonds	2,679,264	—	2,679,264	—
Collateralized mortgage obligations	146,306,969	—	146,306,969	—
Asset backed securities	79,558,497	—	79,558,497	—
Preferred securities	3,920,282	$3,379,800	539,880	$602
Securities lending collateral	985,830	985,830	—	—
Short-term investments	21,206,851	18,916,851	2,290,000	—
Total investments in securities	$773,075,684	$23,282,481	$749,792,601	$602

Core Bond Trust
U.S. Government and Agency obligations	$780,623,042	—	$780,623,042	—
Foreign government obligations	20,690,766	—	20,690,766	—
Corporate bonds	289,620,244	—	288,578,170	$1,042,074
Municipal bonds	13,146,530	—	13,146,530	—
Collateralized mortgage obligations	99,058,252	—	99,058,252	—
Asset backed securities	179,094,614	—	179,094,614	—
Short-term investments	17,839,282	$17,839,282	—	—
Total investments in securities	$1,400,072,730	$17,839,282	$1,381,191,374	$1,042,074

Global Bond Trust
U.S. Government and Agency obligations	$148,604,683	—	$148,604,683	—
Foreign government obligations	227,608,801	—	227,608,801	—
Corporate bonds	132,963,732	—	132,963,732	—
Term loans	394,791	—	394,791	—
Municipal bonds	1,148,542	—	1,148,542	—
Collateralized mortgage obligations	77,638,602	—	77,638,602	—
Asset backed securities	26,718,234	—	26,718,234	—
Common stocks	41,441	$41,441	—	—
Preferred securities	226,674	226,674	—	—
Escrow shares	793,800	—	793,800	—
Purchased options	264,385	10,535	253,850	—
Short-term investments	69,155,147	—	69,155,147	—
Total investments in securities	$685,558,832	$278,650	$685,280,182	—
Sale commitments outstanding	($86,076,774)	—	($86,076,774)	—
Other financial instruments:
Futures	($986,929)	($986,929)	—	—
Forward foreign currency contracts	$4,698,752	—	$4,698,752	—
Written options	($517,414)	—	($517,414)	—
Interest rate swaps	($1,135,510)	—	($1,135,510)	—
Credit default swaps	($1,734,244)	—	($1,734,244)	—
Currency swaps	$542,737	—	$542,737	—
Volatility swaps	$29,821	—	$29,821	—

High Yield Trust
U.S. Government and Agency obligations	$2,457,400	—	$2,457,400	—
Foreign government obligations	821,425	—	821,425	—
Corporate bonds	186,359,472	—	185,449,167	$910,305
Capital preferred securities	910,000	—	910,000	—
Convertible bonds	712,463	—	307,365	405,098
Term loans	10,475,088	—	10,475,088	—
Collateralized mortgage obligations	1,014,635	—	1,014,635	—
Asset backed securities	7,446,728	—	7,446,728	—
Common stocks	4,310,960	$2,679,352	—	1,631,608
Preferred securities	2,597,163	2,545,434	51,729	—
Escrow certificates	30,375	—	30,375	—
Securities lending collateral	4,702,039	4,702,039	—	—
Short-term investments	7,903,342	7,792,635	110,707	—
Total investments in securities	$229,741,090	$17,719,460	$209,074,619	$2,947,011
Other financial instruments:
Futures	$112,373	$112,373	—	—
Forward foreign currency contracts	($79,491)	—	($79,491)	—
Credit default swaps	($74,146)	—	($74,146)	—

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Income Trust
Common stocks
Consumer discretionary	$12,635,292	$12,635,292	—	—
Consumer staples	7,172,917	7,172,917	—	—
Energy	31,154,217	31,154,217	—	—
Financials	14,378,053	14,378,053	—	—
Health care	22,860,795	20,921,036	$1,939,759	—
Industrials	29,556,793	29,055,011	—	$501,782
Information technology	23,007,812	23,007,812	—	—
Materials	22,132,650	18,806,065	3,326,585	—
Telecommunication services	9,185,267	6,904,892	2,280,375	—
Utilities	35,494,398	35,494,398	—	—
Preferred securities	15,121,259	14,621,230	—	500,029
Corporate bonds	80,817,275	—	80,817,275	—
Convertible bonds	3,251,875	—	3,251,875	—
Term loans	8,111,203	—	8,111,203	—
Warrants	5,074	5,074	—	—
Escrow certificates	850	—	—	850
Equity linked securities	5,468,561	—	5,468,561	—
Securities lending collateral	12,697,881	12,697,881	—	—
Short-term investments	11,099,972	—	11,099,972	—
Total investments in securities	$344,152,144	$226,853,878	$116,295,605	$1,002,661

Real Return Bond Trust
U.S. Government and Agency obligations	$74,462,475	—	$74,462,475	—
Foreign government obligations	4,782,749	—	4,782,749	—
Corporate bonds	6,388,853	—	6,388,853	—
Collateralized mortgage obligations	4,008,693	—	4,008,693	—
Asset backed securities	2,065,667	—	2,065,667	—
Common stocks	3,608	$3,608	—	—
Purchased options	145,056	8,663	136,393	—
Short-term investments	44,997,978	—	44,997,978	—
Total investments in securities	$136,855,079	$12,271	$136,842,808	—
Other financial instruments:
Futures	$15,620	$15,620	—	—
Forward foreign currency contracts	$157,231	—	$157,231	—
Written options	($126,678)	($1,898)	($124,780)	—
Interest rate swaps	($280,586)	—	($280,586)	—
Credit default swaps	($150,643)	—	($150,643)	—
Inflation swaps	($504,269)	—	($504,269)	—

Strategic Income Opportunities Trust
Foreign government obligations	$117,024,733	—	$117,024,733	—
Corporate bonds	273,663,018	—	273,663,018	—
Capital preferred securities	1,903,720	—	1,903,720	—
Convertible bonds	11,788,328	—	11,788,328	—
Term loans	1,512,312	—	1,512,312	—
Municipal bonds	20,718,542	—	20,718,542	—
Collateralized mortgage obligations	32,664,240	—	32,664,240	—
Asset backed securities	27,646,130	—	27,646,130	—
Common stocks	22,660,895	$22,660,895	—	—
Preferred securities	41,387,599	37,711,867	3,675,732	—
Escrow certificates	12,381	—	—	$12,381
Purchased options	1,078,349	—	1,078,349	—
Short-term investments	14,119,000	—	14,119,000	—
Total investments in securities	$566,179,247	$60,372,762	$505,794,104	$12,381
Other financial instruments:
Futures	$174,933	$174,933	—	—
Forward foreign currency contracts	($1,016,935)	—	($1,016,935)	—

As of December 31, 2015, all investments for Money Market Trust, Money Market Trust B, Short Term Government Income Trust and Ultra Short Term Bond Trust are categorized as Level 2 under the hierarchy described above.

All investments for Bond Trust are categorized as Level 2 under the hierarchy described above, except for preferred securities and securities lending collateral, which are categorized as Level 1.

All investments for Investment Quality Bond Trust are categorized as Level 2 under the hierarchy described above, except for securities lending collateral and futures, which are categorized as Level 1.

All investments for New Income Trust are categorized as Level 2 under the hierarchy described above, except for money market funds and futures, which are categorized as Level 1.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

All investments for Total Bond Market Trust B are categorized as Level 2 under the hierarchy described above, except for securities lending collateral and money market funds which are categorized as Level 1.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities.

High Yield Trust
	Corporate Bonds	Convertible Bonds	Common Stocks	Total
Balance as of 12-31-14	$1,493,710	—	$3,189,157	$4,682,867
Realized gain (loss)	22,784	—	—	22,784
Change in unrealized appreciation (depreciation)	(84,314)	($167,505)	(1,557,549)	(1,809,368)
Purchases	85,348	32,093	—	117,441
Sales	(607,223)	—	—	(607,223)
Transfers into Level 3	—	540,510	—	540,510
Transfers out of Level 3	—	—	—	—
Balance as of 12-31-15	$910,305	$405,098	$1,631,608	$2,947,011
Change in unrealized at period end*	($108,914)	($167,505)	($1,557,549)	($1,833,968)

*	Change in unrealized appreciation (depreciation) attributable to level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of operations.

The valuation techniques and significant unobservable inputs used in the fair value measurement of the High Yield Trust’s Level 3 securities are outlined in the table below:

High Yield Trust	Fair Value at 12-31-15		Valuation Technique	Significant Unobservable Inputs	Input/Range
Common Stocks	$123,690		Market Approach	Prior / recent transactions	$0.06
	$1,415,156		Market Approach	EV/EBITDA multiple Discount	4.86x–8.78x (weighted average 7.07x) 10%–17.5% (weighted average 13.6%)
	$1,538,846

Corporate Bonds	$910,305		Market Approach	Yield spread	440bps–756bps (weighted average 624.74bps)

Total	$2,449,151	*

*	These amounts exclude valuations provided by a broker, which amounted to $497,860

A change to unobservable inputs of a portfolio’s Level 3 securities may result in changes to the fair value measurement, as follows:

Significant Unobservable Input	Impact to Valuation if Input Increases	Impact to Valuation if Input Decreases
Discount	Decrease	Increase
Enterprise value to earnings before interest, taxes, depreciation and amortization (“EV/EBITDA”) multiple	Increase	Decrease
Prior/recent transactions	Increase	Decrease
Yield spread	Decrease	Increase

Repurchase agreements. The portfolios may enter into repurchase agreements. When a portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by a portfolio’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolio. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by a portfolio for repurchase agreements is disclosed in the Portfolio of investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

In a reverse repurchase agreement, the portfolios deliver a security, as collateral, in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The portfolios are entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Obligations to repay cash received by the portfolio is shown on the Statements of assets and liabilities as Reverse repurchase agreement payable.

The following table summarizes the open reverse repurchase agreements as of December 31, 2015:

Portfolio	Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
Global Bond Trust	HSBC Bank USA*	0.80%	11/12/2015	2/11/2016	$10,628,687	($10,640,260)

*	Reverse repurchase agreement with HSBC Bank USA dated 11/12/2015 at 0.80% to be repurchased at $10,650,181 on 2/11/2016, collateralized by £6,500,000 United Kingdom Treasury Bonds, 3.250% due 1/22/2044 (valued at $10,670,083, including interest)

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When-issued/delayed-delivery securities. The portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of investments or in a schedule to the Portfolio of investments (Sale Commitments Outstanding). At the time a portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the portfolio’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until settlement takes place. At the time that the portfolio enters into this type of transaction, the portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date. As a result, Core Bond Trust and Global Bond Trust have received the following amount of cash collateral from certain counterparties to these transactions which is recorded as a Payable for collateral held by the portfolio:

Portfolio	Counterparty	Collateral Received
Core Bond Trust	JPMorgan Chase Bank	$90,000
Global Bond Trust	Citigroup, Inc.	80,000

Sale-Buybacks. Certain portfolios may enter into financing transactions referred to as sale-buybacks and are governed by the terms of the MRA. A sale-buyback transaction consists of a sale of a security by a portfolio to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon repurchase value of the securities to be repurchased by the portfolio are reflected as a liability on the Statements of assets and liabilities. The portfolio will recognize income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of the foregone interest and inflationary income adjustments, if any, the portfolio would have otherwise received had the security not been sold along with negotiated financing terms. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by the portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, the portfolio may receive a fee for use of the security by the counterparty, which may result in income to the portfolio. The average borrowings by the portfolio and the weighted average interest rate for the period ended December 31, 2015 and the exposure to the counterparties at December 31, 2015 were as follows:

Portfolio	Average Borrowing	Weighted Average Interest Rate
Global Bond Trust	$27,810,214	0.326%
Real Return Bond Trust	$64,071,249	0.324%

Portfolio	Counterparty	Payable for Sales-Buybacks	Market Value of Securities	Net Exposure
Global Bond Trust	Morgan Stanley & Company	($4,325,968)	$4,378,441	$52,473

Real Return Bond Trust	BNP Paribas Securities Corp.	($494,991)	$493,049	($1,942)
	BONY/Toronto Dominion Securities, Inc.	(8,344,623)	8,168,442	(176,181)
	Goldman Sachs & Company	(57,801,136)	56,999,157	(801,979)
	Totals	($66,640,750)	$65,660,648	($980,102)

Term loans (Floating rate loans). The portfolios may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the portfolio’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the portfolio and, if the portfolio’s exposure to such investments is substantial, could impair the portfolio’s ability to meet redemptions. Because term loans generally are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the portfolio may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At December 31, 2015, Investment Quality Bond Trust had $4,913 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations, except for Money Market Trust and Money Market Trust B, for which investment security transactions are recorded as of the date of purchase, sale or maturity. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Foreign taxes are provided for based on the portfolio’s understanding of the tax rules and rates that exist in the foreign markets in which they invest. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Payment-in-kind bonds. The fund may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. The fund accrues income on these securities and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the fund may need to sell other investments to make distributions.

Securities lending. The portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest their collateral in JHCT, an affiliate of the portfolios, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The portfolios will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective portfolio for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolio could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios may receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of common stocks and/or corporate bonds loaned by the portfolios and the corresponding cash collateral received at December 31, 2015:

Portfolio	Market Value of Securities on Loan	Cash Collateral Received
Active Bond Trust	$965,828	$986,023
Bond Trust	10,482,363	10,703,890
High Yield Trust	4,604,096	4,703,892
Income Trust	12,376,576	12,700,138
Investment Quality Trust	238,656	244,510
Total Bond Market Trust B	363,625	371,250

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The portfolios may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the portfolios invest. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The portfolios and other affiliated funds, excluding Core Bond Trust, have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the portfolios and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating portfolio on a pro rata basis and is reflected in Other expenses on the Statements of operations.

Commitment fees for the year ended December 31, 2015 were as follows:

Portfolio	Amount
Active Bond Trust	$1,813
Bond Trust	11,607
Core Bond Trust	233
Global Bond Trust	1,662
High Yield Trust	1,235
Income Trust	1,355
Investment Quality Bond Trust	$1,263
Money Market Trust	3,094
Money Market Trust B	1,388
New Income Trust	2,662
Real Return Bond Trust	1,031
Short Term Government Income Trust	1,350

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Amount
Strategic Income Opportunities Trust	$1,528
Total Bond Market Trust B	1,479
Ultra Short Term Bond Trust	1,220

For the year ended December 31, 2015, the portfolios had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the new asset value of the class and the applicable specific expense rates.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of December 31, 2015, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. Availability of a certain amount of capital loss carryforwards, that were acquired in mergers, may be limited in a given year. The following table details the capital loss carryforwards available as of December 31, 2015:

				No Expiration Date
Portfolio	2016	2017	2018	Short Term	Long Term
Active Bond Trust	—	—	—	$854,246	$4,250,758
Bond Trust	—	—	—	74,711,520	63,248,092
Global Bond Trust	—	$15,036,874	—	—	—
High Yield Trust	$88,168,936	255,192,811	—	4,662,356	35,032,299
Income Trust	4,263,540	30,421,084	$7,902,499	1,309,647	22,654,471
Money Market Trust	—	—	—	18,263	—
Money Market Trust B	—	—	—	2,297	—
Real Return Bond Trust	—	33,766,349	3,252,860	2,659,496	1,453,839
Short Term Government Income Trust	6,266,872	49,933,390	—	4,280,435	9,316,678
Strategic Income Opportunities Trust	28,966,187	29,809,523	—	—	—
Total Bond Market Trust B	612,440	886,914	—	643,221	978,372
Ultra Short Term Bond Trust	—	—	59,426	4,364,295	6,566,505

As of December 31, 2015, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2015, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Active Bond Trust	$777,883,351	$15,448,149	($20,255,816)	($4,807,667)
Bond Trust	9,150,179,113	66,950,604	(194,814,525)	(127,863,921)
Core Bond Trust	1,418,745,348	2,558,252	(21,230,870)	(18,672,618)
Global Bond Trust	715,273,104	5,532,190	(35,246,462)	(29,714,272)
High Yield Trust	281,639,945	2,291,136	(54,189,991)	(51,898,855)
Income Trust	334,330,849	47,532,669	(37,711,374)	9,821,295
Investment Quality Bond Trust	333,813,992	2,339,516	(9,403,362)	(7,063,846)
Money Market Trust	1,980,602,808	—	—	—
Money Market Trust B	448,602,168	—	—	—
New Income Trust	1,510,456,285	17,975,801	(28,032,953)	(10,057,152)
Real Return Bond Trust	143,707,616	91,571	(6,944,108)	(6,852,537)
Short Term Government Income Trust	328,225,965	963,990	(6,460,386)	(5,496,396)
Strategic Income Opportunities Trust	582,083,956	15,220,705	(31,125,414)	(15,904,709)
Total Bond Market Trust B	526,438,174	14,929,361	(5,129,327)	9,800,034
Ultra Short Term Bond Trust	260,805,497	48,012	(3,396,529)	(3,348,517)

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually with the exception of Money Market Trust and Money Market Trust B.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Money Market Trust and Money Market Trust B will declare and pay dividends daily from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended December 31, 2015 was as follows:

	2015 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Active Bond Trust	$39,923,007	—	$39,923,007
Bond Trust	283,805,056	—	283,805,056
Core Bond Trust	26,238,574	—	26,238,574
Global Bond Trust	17,408,122	—	17,408,122
High Yield Trust	19,018,717	—	19,018,717
Income Trust	16,579,926	—	16,579,926
Investment Quality Bond Trust	11,865,469	$6,256,116	18,121,585
Money Market Trust	2,261	—	2,261
Money Market Trust B	9,651	—	9,651
New Income Trust	47,933,416	3,627,531	51,560,947
Real Return Bond Trust	5,012,935	—	5,012,935
Short Term Government Income Trust	6,125,662	—	6,125,662
Strategic Income Opportunities Trust	13,799,869	—	13,799,869
Total Bond Market Trust B	14,277,211	—	14,277,211
Ultra Short Term Bond Trust	3,163,754	—	3,163,754

The tax character of distributions for the year ended December 31, 2014 was as follows:

	2014 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Active Bond Trust	$31,033,712	—	$31,033,712
Bond Trust	281,650,146	—	281,650,146
Core Bond Trust	29,688,346	—	29,688,346
Global Bond Trust	7,060,007	—	7,060,007
High Yield Trust	20,053,362	—	20,053,362
Income Trust	18,895,462	—	18,895,462
Investment Quality Bond Trust	9,360,847	$742,729	10,103,576
Money Market Trust	56,469	3,251	59,720
Money Market Trust B	5,784	650	6,434
New Income Trust	78,654,920	—	78,654,920
Real Return Bond Trust	2,579,394	—	2,579,394
Short Term Government Income Trust	7,619,235	—	7,619,235
Strategic Income Opportunities Trust	22,835,487	—	22,835,487
Total Bond Market Trust B	15,497,376	—	15,497,376
Ultra Short Term Bond Trust	3,269,995	—	3,269,995

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2015, may be treated as occurring on January 1, 2016, the first day of the portfolios’ next taxable year. As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
Active Bond Trust	$6,874,008	—	$5,105,004
Bond Trust	76,685,754	—	137,959,612
Core Bond Trust	6,828,940	$484,155	—
Global Bond Trust	—	—	15,036,874
High Yield Trust	3,454,492	—	383,056,402
Income Trust	3,026,288	—	66,551,241
Investment Quality Bond Trust	2,913,575	1,299,657	—
Money Market Trust	—	—	18,263
Money Market Trust B	—	—	2,297
New Income Trust	13,567,527	6,013,688	—
Real Return Bond Trust	—	—	41,132,544
Short Term Government Income Trust	1,619,253	—	69,797,375
Strategic Income Opportunities Trust	4,492,867	—	58,775,710
Total Bond Market Trust B	3,313,909	—	3,120,947
Ultra Short Term Bond Trust	905,358	—	10,990,226

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolio’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, defaulted bonds, derivative transactions, partnerships, expiration of capital loss carryforwards, treasury inflation protected securities, straddle loss deferrals, amortization and accretion on debt securities, wash sale loss deferrals and contingent payment debt instruments.

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Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash for Real Return Bond Trust is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the portfolio’s Statement of assets and liabilities and represents the cash on hand at the portfolio’s custodian and does not include any short-term investments or Cash collateral for derivatives contracts.

Money market amendments. On July 23, 2014, the Securities and Exchange Commission (SEC) adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules and forms related to money market funds that will affect the manner in which the Money Market Trust, Money Market Trust B, and other money market funds are structured and operate. Money market funds must comply with the rule amendments by October 14, 2016 although some requirements of the amendments have earlier effective dates. On December 10, 2015, the Board of Trustees approved the conversion of Money Market Trust and Money Market Trust B to government money market funds, as defined under Rule 2a-7 under the 1940 Act, effective April 6, 2016.

3.  DERIVATIVE INSTRUMENTS Certain portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposures to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, a portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to a portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolio for OTC transactions is held in a segregated account at the portfolio’s custodian and is noted in the accompanying Portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. A portfolio’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and receivable for exchange-cleared swaps, respectively. Securities pledged by a portfolio for exchange-traded and cleared transactions, if any, are identified in the Portfolio of investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.

Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the portfolio. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following tables summarize the contracts held at December 31, 2015, and the range of futures contracts notional amounts held by the portfolios during the year ended December 31, 2015. In addition, the tables detail how the portfolios used futures contracts during the year ended December 31, 2015.

Active Bond Trust

The portfolio used futures contracts to manage duration of the portfolio. The portfolio held futures contracts with total notional values ranging up to $15.9 million, as measured at each quarter end. There were no open futures contracts at December 31, 2015.

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Global Bond Trust

The portfolio used futures contracts to gain exposure to the foreign bond market, gain exposure to the treasuries market, maintain diversity and liquidity of the portfolio, manage against anticipated interest rate changes, manage duration of the portfolio, and substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $330.8 million to $663.5 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Global Bond Trust	10-Year Australian Treasury Bond Futures	12	Long	Mar 2016	$1,106,575	$1,109,597	$3,022
	10-Year U.S. Treasury Note Futures	1,136	Long	Mar 2016	143,393,736	143,029,500	(364,236)
	5-Year U.S. Treasury Note Futures	843	Long	Mar 2016	100,063,670	99,744,024	(319,646)
	Euro-Buxl Futures	22	Long	Mar 2016	3,716,813	3,619,746	(97,067)
	Euro-OAT Futures	87	Long	Mar 2016	14,353,444	14,186,812	(166,632)
	German Euro BOBL Futures	303	Long	Mar 2016	43,329,055	43,027,696	(301,359)
	U.K. Long Gilt Bond Futures	51	Long	Mar 2016	8,814,726	8,779,259	(35,467)
	10-Year Canada Government Bond Futures	66	Short	Mar 2016	(6,591,335)	(6,724,969)	(133,634)
	Euro-BTP Italian Government Bond Futures	20	Short	Mar 2016	(2,999,867)	(2,997,691)	2,176
	Eurodollar Futures	3	Short	Jun 2016	(741,708)	(743,250)	(1,542)
	German Euro BUND Futures	215	Short	Mar 2016	(37,279,859)	(36,898,199)	381,660
	German Euro BUND Futures	14	Short	Mar 2016	(2,146,918)	(2,101,122)	45,796
							($986,929)

High Yield Trust

The portfolio used futures contracts to manage against anticipated interest rate changes. The portfolio held futures contracts with total notional values ranging from approximately $11.0 million to $31.2 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
High Yield Trust	Ultra U.S. Treasury Bond Futures	71	Long	Mar 2016	$11,189,879	$11,266,812	$76,933
	10-Year U.S. Treasury Note Futures	155	Short	Mar 2016	(19,551,786)	(19,515,469)	36,317
	U.S. Treasury Long Bond Futures	3	Short	Mar 2016	(460,373)	(461,250)	(877)
							$112,373

Investment Quality Bond Trust

The portfolio used futures contracts to gain exposure to the foreign bond market, gain exposure to the treasuries market, manage against anticipated interest rate changes, manage duration of the portfolio, and substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $53.8 million to $118.3 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Investment Quality Bond Trust	2-Year U.S. Treasury Note Futures	48	Long	Mar 2016	$10,438,036	$10,427,250	($10,786)
	5-Year U.S. Treasury Note Futures	337	Long	Mar 2016	39,959,647	39,873,945	(85,702)
	Eurodollar Futures	57	Long	Dec 2016	14,096,114	14,074,725	(21,389)
	U.S. Treasury Long Bond Futures	11	Long	Mar 2016	1,689,380	1,691,250	1,870
	Ultra U.S. Treasury Bond Futures	45	Long	Mar 2016	7,099,251	7,140,938	41,687
	10-Year U.S. Treasury Note Futures	247	Short	Mar 2016	(31,188,269)	(31,098,844)	89,425
	Eurodollar Futures	57	Short	Dec 2017	(14,025,947)	(13,997,062)	28,885
							$43,990

New Income Trust

The portfolio used futures contracts to gain exposure to the treasuries market, maintain diversity and liquidity of the portfolio, manage against anticipated changes in securities markets, manage duration of the portfolio, and substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $24.6 million to $151.4 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
New Income Trust	U.S. Treasury Long Bond Futures	165	Long	Mar 2016	$25,301,117	$25,368,750	$67,633
	10-Year U.S. Treasury Note Futures	617	Short	Mar 2016	(78,020,502)	(77,684,156)	336,346
	2-Year U.S. Treasury Note Futures	127	Short	Mar 2016	(27,628,249)	(27,588,766)	39,483
	5-Year U.S. Treasury Note Futures	176	Short	Mar 2016	(20,965,381)	(20,824,376)	141,005
							$584,467

75

DERIVATIVE INSTRUMENTS, CONTINUED

Real Return Bond Trust

The portfolio used futures contracts to gain exposure to the treasuries market and the foreign bond market, maintain diversity and liquidity of the portfolio, manage against anticipated interest rate changes, manage duration of the portfolio, and substitute for securities purchased. The portfolio held futures contracts with total notional values ranging from approximately $4.9 million to $54.9 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Real Return Bond Trust	5-Year U.S. Treasury Note Futures	17	Long	Mar 2016	$2,016,646	$2,011,445	($5,201)
	10-Year U.S. Treasury Note Futures	7	Long	Mar 2016	878,837	881,344	2,507
	Euro-BTP Italian Government Bond Futures	3	Short	Mar 2016	(454,215)	(449,654)	4,561
	German Euro BUND Futures	6	Short	Mar 2016	(1,044,382)	(1,029,717)	14,665
	U.S. Treasury Long Bond Futures	4	Short	Mar 2016	(614,088)	(615,000)	(912)
							$15,620

Short Term Government Income Trust

The portfolio used futures contracts to manage duration of the portfolio. The portfolio held futures contracts with total notional values ranging up to approximately $11.5 million, as measured at each quarter end. There were no open futures contracts at December 31, 2015.

Strategic Income Opportunities Trust

The portfolio used futures contracts to manage duration of the portfolio. The portfolio held futures contracts with total notional values up to approximately $31.6 million, as measured at each quarter end.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis	Notional Value	Unrealized Appreciation (Depreciation)
Strategic Income Opportunities Trust	U.S. Treasury Long Bond Futures	144	Short	Mar 2016	($22,314,933)	($22,140,000)	$174,933
							$174,933

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the portfolio thereby reducing the portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following tables summarize the contracts held at December 31, 2015, and the range of notional contract amounts held by the portfolios during the year ended December 31, 2015. In addition, the tables detail how the portfolios used forward foreign currency contracts during the year ended December 31, 2015.

Global Bond Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies, and maintain diversity and liquidity of the portfolio. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $604 million to $1.1 billion, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Bond Trust
	AUD	28,958,664	USD	21,052,949	JPMorgan Chase Bank N.A.	1/5/2016	$49,227	—	$49,227
	BRL	6,404,000	USD	1,640,033	Bank of America, N.A.	1/5/2016	—	($21,328)	(21,328)
	BRL	13,804,624	USD	3,534,047	BNP Paribas SA	1/5/2016	—	(44,727)	(44,727)
	BRL	16,853,008	USD	4,363,754	Citibank N.A.	1/5/2016	—	(103,909)	(103,909)
	BRL	8,862,128	USD	2,288,000	Credit Suisse International	1/5/2016	—	(47,967)	(47,967)
	BRL	28,061,236	USD	7,182,575	Deutsche Bank AG London	1/5/2016	—	(89,688)	(89,688)
	BRL	28,371,800	USD	7,320,708	JPMorgan Chase Bank N.A.	1/5/2016	—	(149,321)	(149,321)
	BRL	3,418,800	USD	875,538	UBS AG	1/5/2016	—	(11,386)	(11,386)
	BRL	2,929,528	USD	740,266	Citibank N.A.	2/2/2016	—	(7,066)	(7,066)
	BRL	23,861,330	USD	6,047,385	Deutsche Bank AG London	2/2/2016	—	(75,389)	(75,389)
	BRL	3,418,800	USD	876,368	UBS AG	2/2/2016	—	(20,714)	(20,714)
	CAD	10,627,000	USD	7,651,916	Bank of America, N.A.	1/5/2016	28,225	—	28,225
	CAD	300,000	USD	215,181	Morgan Stanley Bank, N.A.	1/5/2016	1,629	—	1,629
	CNY	3,295,012	USD	517,000	Citibank N.A.	1/29/2016	—	(10,332)	(10,332)
	CNY	7,741,328	USD	1,186,956	JPMorgan Chase Bank N.A.	9/9/2016	—	(10,036)	(10,036)
	CNY	68,356,083	USD	10,484,062	UBS AG	9/21/2016	—	(97,438)	(97,438)
	EUR	22,861,000	USD	24,831,849	Citibank N.A.	2/11/2016	35,029	—	35,029

76

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Bond Trust (continued)
	EUR	20,341,769	USD	21,671,562	JPMorgan Chase Bank N.A.	2/11/2016	$455,039	—	$455,039
	EUR	3,741,000	USD	4,088,575	Morgan Stanley Bank, N.A.	2/11/2016	—	($19,331)	(19,331)
	EUR	4,778,000	USD	5,113,044	Standard Chartered Bank	2/11/2016	84,188	—	84,188
	EUR	200,000	USD	218,673	UBS AG	2/11/2016	—	(1,125)	(1,125)
	EUR	7,835,000	USD	8,495,574	HSBC Bank USA	2/11/2016	26,886	—	26,886
	GBP	10,728,000	USD	16,159,951	Bank of America, N.A.	2/11/2016	—	(343,297)	(343,297)
	GBP	1,850,000	USD	2,755,098	Goldman Sachs Bank USA	2/11/2016	—	(27,580)	(27,580)
	GBP	608,000	USD	912,790	JPMorgan Chase Bank N.A.	2/11/2016	—	(16,395)	(16,395)
	INR	512,189,542	USD	7,690,360	Bank of America, N.A.	1/21/2016	31,623	—	31,623
	INR	236,023,760	USD	3,527,000	JPMorgan Chase Bank N.A.	1/21/2016	31,393	—	31,393
	INR	228,806,600	USD	3,443,134	UBS AG	1/21/2016	6,450	—	6,450
	JPY	591,000,000	USD	4,831,668	Citibank N.A.	2/12/2016	89,208	—	89,208
	JPY	10,982,663,093	USD	89,289,944	Morgan Stanley Bank, N.A.	2/12/2016	2,155,609	—	2,155,609
	KRW	123,595,200	USD	108,000	Barclays Capital	1/21/2016	—	(2,639)	(2,639)
	KRW	1,139,086,000	USD	965,000	BNP Paribas SA	1/21/2016	6,031	—	6,031
	KRW	531,051,000	USD	458,000	Citibank N.A.	1/21/2016	—	(5,298)	(5,298)
	KRW	1,759,703,700	USD	1,514,000	JPMorgan Chase Bank N.A.	1/21/2016	—	(13,913)	(13,913)
	KRW	201,390,000	USD	175,000	UBS AG	1/21/2016	—	(3,322)	(3,322)
	KRW	731,148,600	USD	637,000	UBS AG London	1/21/2016	—	(13,721)	(13,721)
	KRW	622,600,000	USD	550,000	JPMorgan Chase Bank N.A.	1/22/2016	—	(19,270)	(19,270)
	MXN	7,169,000	USD	415,108	Barclays Bank PLC Wholesale	3/14/2016	—	(1,178)	(1,178)
	MYR	1,659,790	USD	395,000	Morgan Stanley Bank, N.A.	1/19/2016	—	(8,823)	(8,823)
	MYR	9,539,766	USD	2,246,000	UBS AG	1/19/2016	—	(26,422)	(26,422)
	MYR	9,604,800	USD	2,320,000	UBS AG London	1/19/2016	—	(85,291)	(85,291)
	NZD	15,992,000	USD	10,984,441	BNP Paribas SA	1/5/2016	—	(46,711)	(46,711)
	NZD	2,392,000	USD	1,603,881	Bank of America, N.A.	2/11/2016	28,460	—	28,460
	SEK	20,460,000	USD	2,361,553	Citibank N.A.	2/11/2016	64,830	—	64,830
	USD	20,974,760	AUD	28,958,664	UBS AG	1/5/2016	—	(127,416)	(127,416)
	USD	21,024,164	AUD	28,958,664	JPMorgan Chase Bank N.A.	2/2/2016	—	(49,014)	(49,014)
	USD	1,627,000	BRL	6,404,000	Bank of America, N.A.	1/5/2016	8,296	—	8,296
	USD	3,498,000	BRL	13,804,624	BNP Paribas SA	1/5/2016	8,680	—	8,680
	USD	4,315,972	BRL	16,853,009	Citibank N.A.	1/5/2016	56,128	—	56,128
	USD	2,269,547	BRL	8,862,128	Credit Suisse International	1/5/2016	29,515	—	29,515
	USD	7,207,724	BRL	28,061,236	Deutsche Bank AG London	1/5/2016	114,837	—	114,837
	USD	8,395,380	BRL	28,371,800	JPMorgan Chase Bank N.A.	1/5/2016	1,223,993	—	1,223,993
	USD	885,470	BRL	3,418,800	UBS AG	1/5/2016	21,318	—	21,318
	USD	2,194,273	BRL	8,659,041	BNP Paribas SA	2/2/2016	27,095	—	27,095
	USD	1,209,202	BRL	4,198,953	Citibank N.A.	4/4/2016	179,590	—	179,590
	USD	6,091,192	BRL	21,072,479	Credit Suisse International	4/4/2016	924,078	—	924,078
	USD	3,897,229	BRL	13,055,716	Goldman Sachs Bank USA	4/4/2016	695,879	—	695,879
	USD	2,996,498	BRL	10,462,271	Citibank N.A.	5/3/2016	454,815	—	454,815
	USD	8,200,242	CAD	10,927,000	JPMorgan Chase Bank N.A.	1/5/2016	303,291	—	303,291
	USD	7,652,712	CAD	10,627,000	Bank of America, N.A.	2/2/2016	—	(27,883)	(27,883)
	USD	1,312,000	CNY	8,485,098	Barclays Capital	1/29/2016	7,262	—	7,262
	USD	582,000	CNY	3,870,882	Barclays Capital	9/9/2016	—	(6,493)	(6,493)
	USD	291,000	CNY	1,935,586	Citibank N.A.	9/9/2016	—	(3,269)	(3,269)
	USD	291,000	CNY	1,934,859	HSBC Bank USA	9/9/2016	—	(3,158)	(3,158)
	USD	460,696	CNY	3,045,200	Bank of America, N.A.	9/21/2016	—	(2,019)	(2,019)
	USD	3,072,752	CNY	20,309,353	BNP Paribas SA	9/21/2016	—	(13,230)	(13,230)
	USD	5,743,136	CNY	37,962,127	JPMorgan Chase Bank N.A.	9/21/2016	—	(25,164)	(25,164)
	USD	1,481,063	CNY	9,789,828	UBS AG	9/21/2016	—	(6,489)	(6,489)
	USD	2,532,104	DKK	16,561,000	JPMorgan Chase Bank N.A.	1/4/2016	120,495	—	120,495
	USD	1,064,409	DKK	7,250,000	Citibank N.A.	2/11/2016	7,517	—	7,517
	USD	892,286	DKK	6,176,000	JPMorgan Chase Bank N.A.	2/11/2016	—	(8,041)	(8,041)
	USD	2,300,559	DKK	15,850,000	UBS AG	2/11/2016	—	(10,026)	(10,026)
	USD	2,317,037	DKK	15,621,000	Bank of America, N.A.	4/1/2016	36,179	—	36,179
	USD	2,311,527	DKK	15,579,000	JPMorgan Chase Bank N.A.	4/1/2016	36,802	—	36,802
	USD	8,003,383	DKK	54,070,853	HSBC Bank USA	4/1/2016	108,373	—	108,373
	USD	3,508,698	DKK	23,234,600	Bank of America, N.A.	7/1/2016	104,523	—	104,523
	USD	10,481,309	DKK	69,595,890	UBS AG	7/1/2016	284,593	—	284,593
	USD	886,049	DKK	5,829,600	JPMorgan Chase Bank N.A.	10/3/2016	28,581	—	28,581
	USD	13,850,912	EUR	12,879,000	Citibank N.A.	2/11/2016	—	(158,120)	(158,120)
	USD	9,962,612	EUR	9,144,000	JPMorgan Chase Bank N.A.	2/11/2016	16,296	—	16,296
	USD	609,000	IDR	8,495,550,000	Bank of America, N.A.	1/21/2016	—	(5,104)	(5,104)
	USD	495,000	IDR	6,900,300,000	Barclays Capital	1/21/2016	—	(3,791)	(3,791)
	USD	1,693,000	IDR	24,201,435,000	JPMorgan Chase Bank N.A.	2/26/2016	—	(40,487)	(40,487)
	USD	619,000	INR	41,132,550	Goldman Sachs Bank USA	1/21/2016	—	(1,132)	(1,132)
	USD	6,150,000	INR	408,517,880	JPMorgan Chase Bank N.A.	1/21/2016	—	(8,987)	(8,987)
	USD	1,521,981	INR	102,901,120	Barclays Capital	2/26/2016	—	(20,501)	(20,501)
	USD	8,134,604	JPY	1,000,000,000	JPMorgan Chase Bank N.A.	1/8/2016	—	(185,877)	(185,877)

77

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Bond Trust (continued)
	USD	1,068,648	JPY	130,000,000	BNP Paribas SA	1/20/2016	—	($13,295)	($13,295)
	USD	9,593,298	JPY	1,180,000,000	JPMorgan Chase Bank N.A.	2/12/2016	—	(231,801)	(231,801)
	USD	3,456,506	JPY	420,000,000	BNP Paribas SA	3/14/2016	—	(43,286)	(43,286)
	USD	48,671,546	JPY	5,870,000,000	HSBC Bank USA	3/14/2016	—	(242,213)	(242,213)
	USD	1,000	KRW	1,146,800	Citibank N.A.	1/21/2016	$22	—	22
	USD	1,000	KRW	1,143,500	Credit Suisse International	1/21/2016	25	—	25
	USD	485,000	KRW	557,022,500	Deutsche Bank AG London	1/21/2016	10,158	—	10,158
	USD	5,397,147	KRW	6,316,044,217	JPMorgan Chase Bank N.A.	1/21/2016	12,940	—	12,940
	USD	11,697,705	MXN	204,265,324	Bank of America, N.A.	3/14/2016	—	(96,355)	(96,355)
	USD	1,404,000	MYR	6,073,002	Citibank N.A.	1/19/2016	—	(8,981)	(8,981)
	USD	6,424,205	MYR	28,131,592	HSBC Bank USA	1/19/2016	—	(121,058)	(121,058)
	USD	508,911	NOK	4,380,000	HSBC Bank USA	2/11/2016	14,275	—	14,275
	USD	10,426,992	NZD	15,992,000	Bank of America, N.A.	1/5/2016	—	(510,738)	(510,738)
	USD	10,965,842	NZD	15,992,000	BNP Paribas SA	2/2/2016	46,539	—	46,539
	USD	1,165,000	SGD	1,650,456	JPMorgan Chase Bank N.A.	2/26/2016	2,962	—	2,962
	USD	1,636,623	SGD	2,304,120	Standard Chartered Bank	2/26/2016	14,358	—	14,358
	USD	1,421,484	THB	51,031,260	Bank of America, N.A.	2/26/2016	5,252	—	5,252
	USD	591,000	TWD	19,621,200	Barclays Capital	2/26/2016	—	(6,627)	(6,627)
	USD	697,000	TWD	23,077,670	Deutsche Bank AG London	2/26/2016	—	(5,905)	(5,905)
	USD	1,495,454	TWD	48,759,275	JPMorgan Chase Bank N.A.	2/26/2016	10,335	—	10,335
							$8,008,829	($3,310,077)	$4,698,752

High Yield Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $4.1 million to $7.1 million, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
High Yield Trust
	CAD	2,322,428	USD	1,760,896	Citibank N.A. London	2/16/2016	—	($82,298)	($82,298)
	EUR	215,508	USD	236,045	UBS AG London	2/16/2016	—	(1,598)	(1,598)
	USD	1,064,666	EUR	977,098	Citibank N.A. London	2/16/2016	$1,702	—	1,702
	USD	1,054,705	EUR	967,022	UBS AG London	2/16/2016	2,703	—	2,703
							$4,405	($83,896)	($79,491)

Investment Quality Bond Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies, and as a substitute for securities purchased. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $10.6 million to $16.2 million, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investment Quality Bond Trust
	CNY	1,110,000	USD	177,062	JPMorgan Chase Bank N.A.	7/28/2016	—	($7,981)	($7,981)
	EUR	70,000	USD	76,256	BNP Paribas SA	1/29/2016	—	(138)	(138)
	EUR	91,000	USD	100,003	Citibank N.A.	3/16/2016	—	(931)	(931)
	EUR	130,000	USD	148,968	Bank of America, N.A.	3/15/2017	—	(5,342)	(5,342)
	EUR	160,000	USD	183,459	UBS AG	3/15/2017	—	(6,690)	(6,690)
	GBP	20,000	USD	29,636	BNP Paribas SA	1/29/2016	—	(150)	(150)
	IDR	2,724,000,000	USD	176,311	Goldman Sachs International	5/18/2016	$14,736	—	14,736
	PEN	106,000	USD	31,021	Standard Chartered Bank	3/16/2016	—	(331)	(331)
	USD	425,270	BRL	1,656,000	Standard Chartered Bank	3/2/2016	14,124	—	14,124
	USD	144,092	BRL	575,000	State Street Bank and Trust Company	3/2/2016	1,333	—	1,333
	USD	135,812	CNY	895,000	Deutsche Bank AG London	7/28/2016	—	(519)	(519)
	USD	32,700	CNY	215,000	Goldman Sachs International	7/28/2016	—	(50)	(50)
	USD	65,280	COP	214,087,000	Standard Chartered Bank	3/16/2016	—	(1,635)	(1,635)
	USD	6,892	COP	22,813,000	State Street Bank and Trust Company	3/16/2016	—	(238)	(238)
	USD	96,138	CRC	52,030,000	Citibank N.A.	3/16/2016	142	—	142
	USD	208,529	CZK	5,110,000	Citibank N.A.	3/16/2016	2,600	—	2,600
	USD	3,105,365	EUR	2,829,000	Bank of America, N.A.	1/29/2016	29,122	—	29,122
	USD	466,391	EUR	440,000	Commonwealth Bank of Australia Sydney	3/16/2016	—	(12,636)	(12,636)
	USD	392,401	EUR	365,000	Bank of America, N.A.	3/15/2017	—	(10,855)	(10,855)
	USD	1,025,750	GBP	688,000	JPMorgan Chase Bank N.A.	1/29/2016	11,431	—	11,431
	USD	328,014	GBP	216,000	Citibank N.A.	3/16/2016	9,549	—	9,549
	USD	166,126	HKD	1,287,000	Royal Bank of Canada	3/16/2016	—	(31)	(31)
	USD	42,733	HUF	12,300,000	Citibank N.A.	3/16/2016	397	—	397

78

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investment Quality Bond Trust (continued)
	USD	447,621	IDR	6,434,546,000	Bank of America, N.A.	3/16/2016	—	($11,086)	($11,086)
	USD	84,517	IDR	1,220,000,000	Barclays Bank PLC Wholesale	5/18/2016	—	(1,047)	(1,047)
	USD	103,903	IDR	1,504,000,000	JPMorgan Chase Bank N.A.	5/18/2016	—	(1,579)	(1,579)
	USD	467,290	MXN	8,028,000	Royal Bank of Canada	3/16/2016	$3,831	—	3,831
	USD	74,576	MYR	319,000	Citibank N.A.	3/16/2016	649	—	649
	USD	7,036	MYR	30,000	Credit Suisse International	3/16/2016	84	—	84
	USD	40,342	MYR	172,000	JPMorgan Chase Bank N.A.	3/16/2016	482	—	482
	USD	13,847	MYR	59,000	Standard Chartered Bank	3/16/2016	173	—	173
	USD	312,874	PEN	1,073,000	Standard Chartered Bank	3/16/2016	2,205	—	2,205
	USD	108,879	PLN	432,000	Bank of America, N.A.	3/16/2016	—	(1,099)	(1,099)
	USD	40,100	RON	165,000	JPMorgan Chase Bank N.A.	3/16/2016	415	—	415
	USD	272,850	RUB	19,255,000	Citibank N.A.	3/16/2016	13,435	—	13,435
	USD	177,403	RUB	12,773,000	JPMorgan Chase Bank N.A.	3/16/2016	5,317	—	5,317
	USD	117,671	THB	4,260,000	Citibank N.A.	3/16/2016	—	(505)	(505)
	USD	433,735	UYU	13,405,000	HSBC Bank USA	3/3/2016	—	(6,062)	(6,062)
	USD	219,339	UYU	6,860,000	HSBC Bank USA	3/16/2016	—	(4,698)	(4,698)
	USD	188,856	ZAR	2,930,000	Barclays Bank PLC Wholesale	3/16/2016	1,853	—	1,853
							$111,878	($73,603)	$38,275

New Income Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies, to maintain diversity and liquidity of the portfolio, and as a substitute for securities purchased. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $23.5 million to $109.5 million, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
New Income Trust
	BRL	6,125,000	USD	1,595,052	Morgan Stanley and Company International PLC	3/2/2016	—	($74,360)	($74,360)
	EUR	2,070,000	USD	2,267,279	BNP Paribas SA	1/8/2016	—	(17,530)	(17,530)
	INR	124,480,000	USD	1,891,937	HSBC Bank USA	1/13/2016	—	(12,769)	(12,769)
	USD	1,884,493	AUD	2,640,000	HSBC Bank USA	2/23/2016	—	(34,627)	(34,627)
	USD	1,562,221	BRL	6,125,000	Morgan Stanley and Company International PLC	3/2/2016	$41,529	—	41,529
	USD	4,225,088	EUR	3,755,000	Deutsche Bank AG London	1/8/2016	144,021	—	144,021
	USD	2,095,414	MXN	34,835,000	Deutsche Bank AG London	1/8/2016	74,627	—	74,627
	USD	5,727,936	MXN	97,710,000	Morgan Stanley and Company International PLC	1/8/2016	59,756	—	59,756
	USD	2,243,810	PLN	8,830,000	BNP Paribas SA	2/25/2016	—	(4,897)	(4,897)
							$319,933	($144,183)	$175,750

Real Return Bond Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $45.9 million to $66.6 million, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Real Return Bond Trust
	AUD	41,000	USD	29,581	Deutsche Bank AG London	2/11/2016	$241	—	$241
	BRL	1,052,439	USD	263,901	Bank of America, N.A.	1/5/2016	2,118	—	2,118
	BRL	576,496	USD	147,638	BNP Paribas SA	1/5/2016	—	($1,920)	(1,920)
	BRL	4,700,868	USD	1,243,091	Deutsche Bank AG London	1/5/2016	—	(54,877)	(54,877)
	BRL	174,582	USD	45,000	JPMorgan Chase Bank N.A.	1/5/2016	—	(872)	(872)
	BRL	45,514	USD	11,656	Morgan Stanley Bank, N.A.	1/5/2016	—	(152)	(152)
	BRL	98,293	USD	25,172	HSBC Bank USA	1/5/2016	—	(327)	(327)
	BRL	4,700,868	USD	1,187,958	Deutsche Bank AG London	2/2/2016	—	(11,428)	(11,428)
	EUR	436,000	USD	474,468	Citibank N.A.	1/5/2016	—	(645)	(645)
	EUR	624,000	USD	684,437	JPMorgan Chase Bank N.A.	1/5/2016	—	(6,305)	(6,305)
	EUR	4,020,000	USD	4,391,557	UBS AG	1/5/2016	—	(22,822)	(22,822)
	GBP	3,094,000	USD	4,591,639	Citibank N.A.	1/5/2016	—	(30,464)	(30,464)
	GBP	316,000	USD	476,516	JPMorgan Chase Bank N.A.	2/11/2016	—	(10,627)	(10,627)
	GBP	1,832,000	USD	2,767,158	HSBC Bank USA	2/11/2016	—	(66,178)	(66,178)
	INR	61,513,384	USD	925,668	UBS AG	1/21/2016	1,734	—	1,734
	INR	15,015,474	USD	222,098	Citibank N.A.	2/26/2016	2,983	—	2,983
	JPY	78,900,000	USD	651,635	Morgan Stanley Bank, N.A.	1/5/2016	4,798	—	4,798
	JPY	65,500,000	USD	532,285	JPMorgan Chase Bank N.A.	2/12/2016	13,091	—	13,091
	MXN	1,305,000	USD	75,733	Barclays Bank PLC Wholesale	3/14/2016	—	(383)	(383)
	USD	100,445	AUD	143,000	JPMorgan Chase Bank N.A.	2/11/2016	—	(3,570)	(3,570)

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Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Real Return Bond Trust (continued)
	USD	268,466	BRL	1,052,439	Bank of America, N.A.	1/5/2016	$2,447	—	$2,447
	USD	146,000	BRL	576,496	BNP Paribas SA	1/5/2016	282	—	282
	USD	1,199,660	BRL	4,700,868	Deutsche Bank AG London	1/5/2016	11,447	—	11,447
	USD	44,710	BRL	174,582	JPMorgan Chase Bank N.A.	1/5/2016	581	—	581
	USD	11,595	BRL	45,514	Morgan Stanley Bank, N.A.	1/5/2016	91	—	91
	USD	25,094	BRL	98,293	HSBC Bank USA	1/5/2016	249	—	249
	USD	261,222	BRL	1,052,439	Bank of America, N.A.	2/2/2016	—	($2,181)	(2,181)
	USD	1,400,000	BRL	4,527,160	JPMorgan Chase Bank N.A.	4/4/2016	289,911	—	289,911
	USD	185,000	CNY	1,197,875	JPMorgan Chase Bank N.A.	1/29/2016	805	—	805
	USD	236,659	CNY	1,546,920	JPMorgan Chase Bank N.A.	10/24/2016	1,936	—	1,936
	USD	5,413,629	EUR	5,080,000	HSBC Bank USA	1/5/2016	—	(107,060)	(107,060)
	USD	4,288,114	EUR	3,923,000	UBS AG	2/2/2016	21,847	—	21,847
	USD	69,233	EUR	63,000	Citibank N.A.	2/11/2016	705	—	705
	USD	4,664,654	GBP	3,094,000	Morgan Stanley Bank, N.A.	1/5/2016	103,480	—	103,480
	USD	4,591,778	GBP	3,094,000	Citibank N.A.	2/2/2016	30,239	—	30,239
	USD	602,517	GBP	401,000	Citibank N.A.	2/11/2016	11,309	—	11,309
	USD	350,000	INR	23,510,550	Morgan Stanley Bank, N.A.	1/21/2016	—	(4,455)	(4,455)
	USD	645,927	JPY	78,900,000	Goldman Sachs Bank USA	1/5/2016	—	(10,506)	(10,506)
	USD	652,012	JPY	78,900,000	Morgan Stanley Bank, N.A.	2/2/2016	—	(4,807)	(4,807)
	USD	3,000	KRW	3,481,500	Deutsche Bank AG London	1/21/2016	32	—	32
	USD	529,167	KRW	619,558,100	JPMorgan Chase Bank N.A.	1/21/2016	1,015	—	1,015
	USD	968,545	MXN	16,608,228	Goldman Sachs Bank USA	3/14/2016	9,604	—	9,604
	USD	432,956	NZD	664,000	JPMorgan Chase Bank N.A.	2/11/2016	—	(20,169)	(20,169)
	USD	44,551	NZD	68,000	HSBC Bank USA	2/11/2016	—	(1,854)	(1,854)
	USD	499,586	SGD	703,342	Standard Chartered Bank	2/26/2016	4,383	—	4,383
	USD	507,357	TWD	16,542,375	JPMorgan Chase Bank N.A.	2/26/2016	3,505	—	3,505
							$518,833	($361,602)	$157,231

Strategic Income Opportunities Trust

The portfolio used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, and enhance potential gain/income. The portfolio held forward foreign currency contracts with USD notional values ranging from approximately $158.5 million to $558.9 million, as measured at each quarter end.

Portfolio	Contract to Buy		Contract to Sell		Counterparty	Contractual Settlement Date	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Strategic Income Opportunities Trust
	CAD	22,465,157	USD	16,170,000	Royal Bank of Canada	3/2/2016	$68,155	—	$68,155
	CAD	3,055,294	USD	2,200,000	Toronto Dominion Bank	3/2/2016	8,413	—	8,413
	SEK	1,000,000	USD	119,028	Citibank N.A.	3/2/2016	—	($373)	(373)
	SGD	2,675,154	USD	1,900,000	State Street Bank and Trust Company	3/2/2016	—	(16,779)	(16,779)
	SGD	5,858,092	USD	4,130,000	HSBC Bank USA	3/2/2016	—	(6,095)	(6,095)
	USD	31,954,928	AUD	44,505,471	HSBC Bank USA	3/2/2016	—	(384,987)	(384,987)
	USD	13,380,778	CAD	18,197,858	Royal Bank of Canada	3/2/2016	227,091	—	227,091
	USD	5,464,003	CAD	7,589,337	Toronto Dominion Bank	3/2/2016	—	(21,684)	(21,684)
	USD	3,097,178	GBP	2,064,076	HSBC Bank USA	3/2/2016	54,013	—	54,013
	USD	11,052,319	NOK	97,078,040	Goldman Sachs Bank USA	3/2/2016	91,427	—	91,427
	USD	36,283,754	NZD	54,975,384	State Street Bank and Trust Company	3/2/2016	—	(1,186,765)	(1,186,765)
	USD	11,692,521	SEK	99,269,504	Citibank N.A.	3/2/2016	—	(86,265)	(86,265)
	USD	42,224,364	SGD	59,644,025	HSBC Bank USA	3/2/2016	236,914	—	236,914
							$686,013	($1,702,948)	($1,016,935)

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase a portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease a portfolio’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When a portfolio purchases an option, the premium paid by the portfolio is included in the Portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the portfolio realizes a loss equal to the cost of the option. If the portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the portfolio enters into a closing sale transaction, the portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or

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amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the portfolio.

The following table summarizes the range of market values of purchased options held by the portfolios during the year ended December 31, 2015. In addition, the tables detail how the portfolios used purchased options during the year ended December 31, 2015. For Investment Quality Bond Trust, at December 31, 2015 there were no purchased options held.

Portfolio	Market Value Range	Reason for Purchasing Options
Global Bond Trust	$61.3 thousand to $365.8 thousand
To manage duration of the portfolio, manage against anticipated interest rate changes and currency exchange rates, to maintain diversity and liquidity of the portfolio and gain exposure to foreign currency.

Investment Quality Bond Trust	Up to $3.0 thousand	To manage against currency exchange rates and as a substitute for securities purchased.
Real Return Bond Trust	$118.0 thousand to $193.6 thousand	To manage duration of the portfolio, manage against anticipated interest rate changes and to maintain diversity and liquidity of the portfolio.
Strategic Income Opportunites Trust	$532.8 thousand to $2.1 million	To manage against anticipated currency exchange rates.

The following tables summarize the portfolios’ written options activities during the year ended December 31, 2015. In addition, the tables detail how the portfolios used written options during the year ended December 31, 2015.

	Number of Contracts/Notional Amount	Premiums Received
Global Bond Trust
Outstanding, beginning of period	115,900,000	$2,617,351
Options written	468,611,240	2,855,600
Option closed	(199,300,000)	(2,350,549)
Options exercised	(14,900,252)	(237,360)
Options expired	(276,720,988)	(2,109,457)
Outstanding, end of period	93,590,000	$775,585
Real Return Bond Trust
Outstanding, beginning of period	19,370,000	$246,267
Options written	60,672,154	468,973
Option closed	(27,000,000)	(232,125)
Options exercised	(10,051,018)	(66,753)
Options expired	(23,591,039)	(163,517)
Outstanding, end of period	19,400,097	$252,845

Options on Exchange-Traded Futures Contracts

Real Return Bond Trust

The portfolio used written options to manage duration, manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio.

Portfolio	Name of Issuer	Exercise Price	Expiration Date		Number of Contracts	Premium	Value
Real Return Bond Trust	CALLS
	Eurodollar Futures	99.25	Mar 2016	GBP	11	$921	($101)
						$921	($101)
	PUTS
	3-Month Pound Sterling Futures	98.00	Dec 2016	GBP	75	$1,712	($1,037)
	Eurodollar Futures	98.63	Mar 2016	GBP	11	506	(760)
						$2,218	($1,797)

Foreign Currency Options (OTC)

Global Bond Trust

The portfolio used written options to manage against anticipated currency exchange rates and gain exposure to foreign currencies.

Portfolio	Description	Counterparty	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust	CALLS
	U.S. Dollar versus Brazilian Real	Credit Suisse International	4.30	Mar 2016	USD	2,500,000	$50,248	($62,896)
	U.S. Dollar versus Brazilian Real	Credit Suisse International	4.30	Mar 2016	USD	1,600,000	34,160	(40,254)
	U.S. Dollar versus Brazilian Real	Deutsche Bank AG	4.30	Mar 2016	USD	800,000	16,880	(20,127)
	U.S. Dollar versus Chinese Yuan	HSBC Bank USA, N.A.	6.60	Feb 2016	USD	2,200,000	24,690	(14,586)
	U.S. Dollar versus Chinese Yuan	JPMorgan Chase Bank	6.60	Feb 2016	USD	1,790,000	20,406	(11,868)
							$146,384	($149,731)

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Portfolio	Description	Counterparty	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust (continued)	PUTS
	U.S. Dollar versus Brazilian Real	Deutsche Bank AG	3.80	Mar 2016	USD	800,000	$16,064	($11,784)
	U.S. Dollar versus Brazilian Real	Credit Suisse International	3.80	Mar 2016	USD	1,600,000	32,800	(23,568)
	U.S. Dollar versus Brazilian Real	Credit Suisse International	3.80	Mar 2016	USD	2,500,000	54,750	(36,825)
	U.S. Dollar versus Korean Won	JPMorgan Chase Bank	1,082.50	Jan 2016	USD	1,500,000	11,370	(2)
	U.S. Dollar versus Korean Won	JPMorgan Chase Bank	1,092.50	Jan 2016	USD	2,200,000	16,995	(15)
							$131,979	($72,194)

Real Return Bond Trust

The portfolio used written options to manage against anticipated changes in currency exchange rates and gain exposure to foreign currencies.

Portfolio	Description	Counterparty	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust	CALLS
	U.S. Dollar versus Brazilian Real	Credit Suisse International	4.00	Mar 2016	USD	200,000	$8,480	($9,746)
							$8,480	($9,746)
	PUTS
	U.S. Dollar versus Brazilian Real	Deutsche Bank AG	3.70	Jan 2016	USD	400,000	$6,672	($540)
							$6,672	($540)

Strategic Income Opportunities Trust

The portfolio used written options to manage against anticipated changes in currency exchange rates. At December 31, 2015, the portfolio held no written options.

Interest Rate Swaptions (OTC)

An interest rate swaption is an option to enter into an interest rate swap.

Global Bond Trust

The portfolio used interest rate swaptions to manage duration of the portfolio, manage against anticipated interest rate changes and maintain diversity and liquidity of the portfolio.

Portfolio	Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust	CALLS
	5-Year Interest Rate Swap	Barclays Bank PLC	6-Month EURIBOR	Receive	0.40%	Apr 2016	EUR	9,500,000	$34,835	($359)
	10-Year Interest Rate Swap	JPMorgan Chase Bank	6-Month GBP LIBOR	Receive	1.75%	Feb 2016	GBP	6,900,000	50,897	(7,089)
	10-Year Interest Rate Swap	Barclays Bank PLC	6-Month GBP LIBOR	Receive	1.70%	Mar 2016	GBP	5,900,000	46,506	(18,289)
	30-Year Interest Rate Swap	Barclays Bank PLC	6-Month GBP LIBOR	Receive	1.80%	Jan 2016	GBP	4,400,000	76,538	(35)
									$208,776	($25,772)
	PUTS
	5-Year Interest Rate Swap	Barclays Bank PLC	6-Month EURIBOR	Receive	1.40%	Apr 2016	EUR	9,500,000	$82,685	($208,840)
	10-Year Interest Rate Swap	JPMorgan Chase Bank	6-Month GBP LIBOR	Receive	2.30%	Feb 2016	GBP	6,900,000	46,175	(5,664)
	10-Year Interest Rate Swap	Barclays Bank PLC	6-Month GBP LIBOR	Receive	2.25%	Mar 2016	GBP	5,900,000	$31,749	($35,891)
	30-Year Interest Rate Swap	Barclays Bank PLC	6-Month GBP LIBOR	Receive	2.40%	Jan 2016	GBP	4,400,000	69,871	(648)
									$230,480	($251,043)

Real Return Bond Trust

The portfolio used interest rate swaptions to manage duration of the portfolio, manage against anticipated interest rate changes, and maintain diversity and liquidity of the portfolio.

Portfolio	Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust	CALLS
	5-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month USD LIBOR	Receive	2.50%	Jan 2016	USD	700,000	$2,800	($403)
	5-Year Interest Rate Swap	JPMorgan Chase Bank	3-Month USD LIBOR	Receive	2.50%	Jan 2016	USD	100,000	400	(86)
	5-Year Interest Rate Swap	Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.50%	Jan 2016	USD	1,000,000	3,548	(858)
	5-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month USD LIBOR	Receive	2.50%	Feb 2016	USD	5,400,000	17,280	(10,214)
	5-Year Interest Rate Swap	Credit Suisse International	3-Month USD LIBOR	Receive	2.40%	Dec 2016	USD	1,500,000	11,925	(10,042)
									$35,953	($21,603)

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Portfolio	Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust (continued)	PUTS
	5-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3-Month USD LIBOR	Receive	3.00%	Jan 2016	USD	700,000	$2,555	($138)
	5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	2.50%	Dec 2017	USD	4,200,000	140,000	(71,928)
									$142,555	($72,066)

Credit Default Swaptions (OTC)

A credit default swaption is an option to enter into a credit default swap.

Global Bond Trust

The portfolio used credit default swaptions to take a long position in the exposure of the benchmark credit.

Portfolio	Description	Counterparty	Index	Buy / Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust	CALLS
	5-Year Credit Default Swap	Goldman Sachs International	CDX IG25	Sell	0.70%	Jan 2016	USD	5,500,000	$3,300	($6)
									$3,300	($6)
	PUTS
	5-Year Credit Default Swap	Bank of America N.A.	CDX IG25	Sell	0.95%	Jan 2016	USD	3,100,000	$5,541	($2,775)
	5-Year Credit Default Swap	Barclays Bank	CDX IG25	Sell	0.95%	Jan 2016	USD	4,900,000	9,135	(4,386)
	5-Year Credit Default Swap	Citibank N.A.	CDX IG25	Sell	0.95%	Jan 2016	USD	1,700,000	3,740	(1,522)
	5-Year Credit Default Swap	Goldman Sach International	CDX IG25	Sell	0.90%	Jan 2016	USD	5,500,000	10,450	(8,707)
									$28,866	($17,390)

Real Return Bond Trust

The portfolio used credit default swaptions to take a long position in the exposure of the benchmark credit.

Portfolio	Description	Counterparty	Index	Buy/Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust	PUTS
	5-Year Credit Default Swap	JPMorgan Chase Bank	CDX.IG25	Sell	1.20%	Feb 2016	USD	100,000	$210	($66)
	5-Year Credit Default Swap	JPMorgan Chase Bank	CDX.IG25	Sell	1.10%	Jan 2016	USD	100,000	190	(22)
									$400	($88)

Inflation Floors (OTC)

Inflation floors are instruments where in return for a premium, one party agrees to make payments to the other to the extent that inflation falls below a specified rate (based on the Consumer Price Index or other designated measure), or “floor.”

Global Bond Trust

The portfolio used inflation floors to manage duration of the portfolio, manage against anticipated interest rate changes and as a subsitute for securities purchased.

Portfolio	Description	Counterparty	Initial Index	Exercise Index	Expiration Date		Notional Amount	Premium	Value
Global Bond Trust	Floor- OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10]— (Final Index/Initial Index)) or $0	Sep 2020	USD	2,000,000	$25,800	($1,278)
								$25,800	($1,278)

Real Return Bond Trust

The portfolio used inflation floors to manage duration of the portfolio, manage against anticipated interest rate changes and as a subsitute for securities purchased.

Portfolio	Description	Counterparty	Initial Index	Exercise Index	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust	Floor- OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1+0.0%)[10]— (Final Index/Initital Index)) or $0	Apr 2020	USD	2,600,000	$23,160	($1,441)
	Floor- OTC CPURNSA Index	Citibank N.A.	219.965	Maximum of ((1+0.0%)[10]— (Final Index/Initital Index)) or $0	Sep 2020	USD	200,000	2,580	(128)
	Floor- OTC YOY CPURNSA Index	BNP Paribas SA	236.293	Maximum of (0.0%— (Final Index/Initial Index—1)) or $0	Mar 2018	USD	100,000	860	(543)

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Portfolio	Description	Counterparty	Initial Index	Exercise Index	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust (continued)	Floor- OTC YOY CPURNSA Index	JPMorgan Chase Bank	234.812	Maximum of (0.0%— (Final Index/Initial Index—1)) or $0	Mar 2020	USD	900,000	$10,170	($11,920)
								$36,770	($14,032)

Inflation caps

Inflation caps are instruments where in return for a premium, one party agrees to make payments to the other to the extent that inflation rates exceed a specified rate (based on the Consumer Price Index or other designated measure), or “cap”.

Real Return Bond Trust

The portfolio used inflation caps to manage duration of the portfolio, manage against anticipated interest rate changes and as a subsitute for securities purchased.

Portfolio	Description	Counterparty	Initial Index	Exercise Index	Expiration Date		Notional Amount	Premium	Value
Real Return Bond Trust	Cap- Eurostat Eurozone HICP Ex Tob	Goldman Sachs Capital Markets, L.P.	117.200	Maximum of ((Final Index/Initial Index -1) -3.000%) or $0	Jun 2035	EUR	$300,000	$13,648	($5,645)
	Cap- OTC CPURNSA Index	Deutsche Bank AG	236.119	Maximum of ((Final Index/Initial Index -1) -3.000%) or $0	Jun 2016	USD	200,000	168	—
	Cap- OTC CPURNSA Index	JPMorgan Chase Bank	233.916	Maximum of ((Final Index/Initial Index -1) -4.000%) or $0	Apr 2024	USD	600,000	4,365	(906)
	Cap- OTC CPURNSA Index	JPMorgan Chase Bank	234.781	Maximum of ((Final Index/Initial Index -1) -4.000%) or $0	May 2024	USD	100,000	695	(154)
								$18,876	($6,705)

Swaps. Swap agreements are agreements between a portfolio and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the portfolios are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statements of assets and liabilities. A termination payment by the counterparty or a portfolio is recorded as realized gain or loss, as well as the net periodic payments received or paid by a portfolio.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statements of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. A portfolio may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between a portfolio and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The portfolio settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

The following tables summarize the interest rate swap contracts held at December 31, 2015, and the range of notional contract amounts held by the portfolios during the year ended December 31, 2015. In addition, the tables detail how the portfolios used interest rate swap contracts during the year ended December 31, 2015.

Global Bond Trust

The portfolio used interest rate swaps to manage against anticipated interest rate changes, manage duration and as a substitute for securities purchased. The portfolio held interest rate swaps with total USD notional amounts ranging from approximately $533.6 million to $913.9 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	BNP Paribas SA	5,800,000	BRL	$1,954,369	Fixed 16.15%	BRL-CDI	Jan 2021	$336	$9,561	$9,897
	JPMorgan Chase Bank	13,700,000	BRL	13,676,700	BRL-CDI	Fixed 11.32%	Jan 2016	(1,972)	(21,970)	(23,942)
	Morgan Stanley Capital Services, Inc.	12,100,000	BRL	4,077,219	Fixed 16.15%	BRL-CDI	Jan 2021	10,454	10,194	20,648
Exchange Cleared Swaps
		9,700,000	AUD	7,048,020	Fixed 3.500%	AUD-BBR-BBSW	Dec 2025	(249,561)	(12,601)	(262,162)
		1,400,000	AUD	1,006,250	Fixed 3.250%	AUD-BBR-BBSW	Jun 2026	(11,267)	2,432	(8,835)
		24,400,000	EUR	27,243,819	EUR-EURIBOR-Reuters	Fixed 0.493%	Mar 2021	—	158,135	158,135
		200,000	EUR	224,540	EUR-EURIBOR-Reuters	Fixed 0.500%	Mar 2021	(807)	2,179	1,372
		24,800,000	EUR	27,298,090	EUR-EURIBOR-Reuters	Fixed 1.000%	Mar 2026	(24,425)	(87,038)	(111,463)
		2,400,000	EUR	2,709,960	Fixed 2.307%	EUR-EURIBOR-Reuters	Oct 2044	(303,375)	194,770	(108,605)
		9,550,000	EUR	10,550,959	Fixed 1.500%	EUR-EURIBOR-Reuters	Mar 2046	305,272	15,270	320,542
		11,300,000	GBP	17,481,996	Fixed 1.500%	GBP-LIBOR-BBA	Mar 2018	(76,350)	(27,927)	(104,277)
		23,100,000	GBP	36,048,689	Fixed 1.750%	GBP-LIBOR-BBA	Sep 2018	20,641	(246,045)	(225,404)
		7,400,000	GBP	11,417,093	GBP-LIBOR-BBA	Fixed 1.750%	Mar 2021	59,076	(5,133)	53,943

84

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Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust (continued)
		1,900,000	GBP	$2,839,550	GBP-LIBOR-BBA	Fixed 2.00%	Mar 2026	$45,481	($55,974)	($10,493)
		1,500,000	GBP	2,328,751	Fixed 2.250%	GBP-LIBOR-BBA	Mar 2046	(27,301)	(13,346)	(40,647)
		12,220,000,000	JPY	101,877,828	JPY-LIBOR-BBA	Fixed 0.150%	Mar 2018	41,915	46,719	88,634
		970,000,000	JPY	8,037,120	Fixed 1.000%	JPY-LIBOR-BBA	Dec 2025	(392,259)	(73,869)	(466,128)
		3,580,000,000	JPY	34,900,107	JPY-LIBOR-BBA	Fixed 1.500%	Jun 2033	301,287	2,796,257	3,097,544
		410,000,000	JPY	3,469,290	JPY-LIBOR-BBA	Fixed 1.250%	Jun 2035	67,086	105,631	172,717
		60,000,000	JPY	511,531	JPY-LIBOR-BBA	Fixed 1.500%	Dec 2044	(21,159)	(17,745)	(38,904)
		210,000,000	JPY	1,727,542	Fixed 1.507%	JPY-LIBOR-BBA	Dec 2045	(72,061)	(61,675)	(133,736)
		190,300,000	MXN	13,486,172	MXN-TIIE-Banxico	Fixed 4.300%	Sep 2016	18,912	19,075	37,987
		85,500,000	MXN	5,136,755	MXN-TIIE-Banxico	Fixed 4.340%	Sep 2017	11,967	(7,586)	4,381
		65,500,000	MXN	3,940,087	MXN-TIIE-Banxico	Fixed 4.195%	Oct 2017	(1,828)	(5,575)	(7,403)
		192,100,000	MXN	11,712,522	MXN-TIIE-Banxico	Fixed 4.130%	Oct 2017	(29,360)	(3,680)	(33,040)
		137,500,000	MXN	8,324,353	MXN-TIIE-Banxico	Fixed 4.260%	Oct 2017	—	(11,060)	(11,060)
		98,700,000	MXN	6,424,464	MXN-TIIE-Banxico	Fixed 5.615%	Jun 2020	28,660	36,264	64,924
		10,000,000	MXN	770,342	MXN-TIIE-Banxico	Fixed 5.640%	Jun 2021	—	(125)	(125)
		27,200,000	MXN	2,106,935	MXN-TIIE-Banxico	Fixed 5.630%	Jul 2021	953	(4,532)	(3,579)
		23,500,000	MXN	1,444,540	MXN-TIIE-Banxico	Fixed 6.000%	Jul 2022	—	7,384	7,384
		1,700,000	SEK	207,683	SEK-STIBOR-SIDE	Fixed 1.010%	Jan 2025	—	(6,597)	(6,597)
		1,400,000	SEK	171,033	SEK-STIBOR-SIDE	Fixed 1.020%	Jan 2025	—	(5,274)	(5,274)
		3,000,000	SEK	366,499	SEK-STIBOR-SIDE	Fixed 1.030%	Jan 2025	—	(10,852)	(10,852)
		3,400,000	SEK	413,075	SEK-STIBOR-SIDE	Fixed 1.080%	Jan 2025	—	(10,707)	(10,707)
		4,000,000	SEK	485,971	SEK-STIBOR-SIDE	Fixed 1.085%	Jan 2025	—	(12,369)	(12,369)
		30,200,000	USD	30,200,000	Fixed 1.250%	USD-LIBOR-BBA	Dec 2016	(105,276)	(24,326)	(129,602)
		164,800,000	USD	164,800,000	Fixed 1.300%	USD-LIBOR-BBA	May 2017	(121,985)	(229,121)	(351,106)
		9,800,000	USD	9,800,000	Fixed 2.000%	USD-LIBOR-BBA	Dec 2020	43,247	(173,811)	(130,564)
		107,200,000	USD	107,200,000	Fixed 2.250%	USD-LIBOR-BBA	Dec 2022	574,064	(2,841,685)	(2,267,621)
		9,400,000	USD	9,400,000	Fixed 2.300%	USD-LIBOR-BBA	Jan 2023	(37,377)	(159,828)	(197,205)
		24,800,000	USD	24,800,000	Fixed 2.500%	USD-LIBOR-BBA	Dec 2025	291,762	(1,048,583)	(756,821)
		45,200,000	USD	45,200,000	Fixed 2.250%	USD-LIBOR-BBA	Jun 2026	150,855	144,048	294,903
				$762,819,854				$495,605	($1,631,115)	($1,135,510)

High Yield Trust

The portfolio used interest rate swaps to manage duration of the portfolio. The portfolio held interest rate swap with total USD notional amount up to approximately $492.0 thousand, as measured at each quarter end. At December 31, 2015, there were no open interest rate swap contracts.

Investment Quality Bond Trust

The portfolio used interest rate swaps to manage duration of the portfolio and manage against anticipated interest rate changes. The portfolio held interest rate swaps with total USD notional amounts ranging from approximately $7.2 million to $22.7 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	JPMorgan Chase Bank	5,100,000	USD	$5,100,000	Fixed 4.3175%	USD-LIBOR-BBA	Dec 2028	—	($1,171,033)	($1,171,033)
	JPMorgan Chase Bank	2,100,000	USD	2,100,000	Fixed 3.425%	USD-LIBOR-BBA	Jun 2039	—	(333,348)	(333,348)
				$7,200,000				—	($1,504,381)	($1,504,381)

Real Return Bond Trust

The portfolio used interest rate swaps to manage against anticipated interest rate changes, maintain diversity and liquidity of the portfolio, manage duration and as a substitute for securities purchased. The portfolio held interest rate swaps with total USD notional amounts ranging from approximately $15.4 million to $41.6 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust
	BNP Paribas	134,784	BRL	$102,987	Fixed 16.150%	BRL-CDI	Jan 2021	($180)	$862	$682
	HSBC Bank	119,927	BRL	84,746	BRL-CDI	Fixed 13.450%	Jan 2021	36	(5,693)	(5,657)
	HSBC Bank	400,500	BRL	290,482	BRL-CDI	Fixed 13.421%	Jan 2021	—	(19,056)	(19,056)
	Goldman Sachs Bank USA	235,872	BRL	180,180	Fixed 16.150%	BRL-CDI	Jan 2021	(374)	1,569	1,195

85

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Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust (continued)
Exchange Cleared Swaps
		4,900,000	USD	$4,900,000	Fixed 1.500%	USD-LIBOR-BBA	Dec 2017	($30,659)	($4,196)	($34,855)
		4,400,000	USD	4,400,000	Fixed 2.800%	USD-LIBOR-BBA	Sep 2018	(21,501)	5,773	(15,728)
		1,000,000	USD	1,000,000	Fixed 2.250%	USD-LIBOR-BBA	Sep 2018	(2,478)	5,676	3,198
		6,800,000	MXN	390,979	MXN-TIIE-Banxico	Fixed 5.780%	Oct 2022	(3,823)	(136)	(3,959)
		1,500,000	MXN	89,642	MXN-TIIE-Banxico	Fixed 5.910%	Nov 2022	—	(299)	(299)
		1,400,000	GBP	2,132,830	Fixed 1.500%	GBP-LIBOR-BBA	Sep 2025	(15,740)	2,821	(12,919)
		500,000	USD	500,000	Fixed 2.2325%	USD-LIBOR-BBA	Sep 2025	—	(4,890)	(4,890)
		300,000	USD	300,000	Fixed 2.225%	USD-LIBOR-BBA	Sep 2025	—	(2,726)	(2,726)
		1,400,000	USD	1,400,000	Fixed 3.000%	USD-LIBOR-BBA	Sep 2025	(4,165)	(13,929)	(18,094)
		1,600,000	USD	1,600,000	Fixed 2.350%	USD-LIBOR-BBA	Oct 2025	(10,141)	(19,739)	(29,880)
		2,400,000	USD	2,400,000	Fixed 2.500%	USD-LIBOR-BBA	Dec 2025	36,255	(109,496)	(73,241)
		400,000	GBP	619,760	Fixed 2.000%	GBP-LIBOR-BBA	Mar 2026	5,786	(3,577)	2,209
		1,150,000	USD	1,150,000	Fixed 2.750%	USD-LIBOR-BBA	Dec 2045	(9,410)	(12,544)	(21,954)
		1,640,000	GBP	2,557,254	Fixed 2.250%	GBP-LIBOR-BBA	Mar 2046	6,767	(51,208)	(44,441)
		200,000	USD	200,000	USD-LIBOR-BBA	Fixed 2.750%	Dec 2046	—	(171)	(171)
				$24,298,860				($49,627)	($230,959)	($280,586)

The following are abbreviations for the tables above:

BBA	The British Bankers’ Association

BBSW	The Bank Bill Swap Rate

CDI	Brazil Interbank Deposit Rate

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

STIBOR	Stockholm Interbank Offered Rate

TIIE	Tasa de Interes Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)

Currency Swaps. A currency swap is an agreement between a portfolio and a counterparty to exchange cash flows based on the notional difference among two or more currencies.

The following tables summarize the contracts held at December 31, 2015, and the range of notional contracts amounts held by the portfolio during the year ended December 31, 2015. In addition, the tables detail how the portfolio used currency swap contracts during the year ended December 31, 2015.

Global Bond Trust

The portfolio used currency swaps to manage against anticipated currency exchange rate changes, maintain diversity and liquidity of the portfolio and gain exposure to foreign currency. The portfolio held currency swaps with total USD notional amounts ranging from approximately $100.0 million to $107.6 million, as measured at each quarter end.

Fund	Counterparty	Receive	Pay	Maturity Date*		Notional Amount of Currency Received	Notional Amount of Currency Delivered	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciaton (Depreciation)	Market Value
Global Bond Trust
	Bank of America N.A.	Floating rate equal to 3 Month EUR-LIBOR less 0.2000% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2026	EUR	2,200,000	2,384,800	$11,769	$24,600	$36,369
	Bank of America N.A.	Floating rate equal to 3 Month EUR-LIBOR less 0.1000% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2021	EUR	19,500,000	21,391,500	(50,707)	101,387	50,680
	BNP Paribas	Floating rate equal to 3 Month EUR-LIBOR less 0.1000% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Dec 2020	EUR	12,900,000	13,983,600	6,449	185,465	191,914
	BNP Paribas	Floating rate equal to 3 Month EUR-LIBOR less 0.1000% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2021	EUR	11,800,000	12,944,600	57,825	(27,157)	30,668

86

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Fund	Counterparty	Receive	Pay	Maturity Date*		Notional Amount of Currency Received	Notional Amount of Currency Delivered	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciaton (Depreciation)	Market Value
Global Bond Trust (continued)
	Citibank N.A	Floating rate equal to 3 Month EUR-LIBOR less 0.2000% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2026	EUR	7,290,000	7,902,360	$130,494	($9,981)	$120,513
	Citibank N.A	Floating rate equal to 3 Month EUR-LIBOR less 0.1000% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2021	EUR	22,700,000	24,901,900	(59,028)	118,025	58,997
	Deutsche Bank AG	Floating rate equal to 3 Month EUR-LIBOR less 0.1000% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2021	EUR	11,600,000	12,725,200	56,845	(26,697)	30,148
	Goldman Sachs International	Floating rate equal to 3 Month EUR-LIBOR less 0.2000% based on the notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2026	EUR	3,300,000	3,577,200	49,006	5,547	54,553
	Morgan Stanley Capital Services Inc.	Floating rate equal to 3 Month USD-LIBOR less 0.9075% based on the notional amount of the currency received	Floating rate equal to 3 Month JPY-LIBOR based on the notional amount of currency delivered	Mar 2021	USD	2,457,002	300,000,000	(24,900)	(6,205)	(31,105)
								$177,753	$364,984	$542,737

Investment Quality Bond Trust

The portfolio used currency swaps to establish positions that take advantage of the differential between rates in two different markets. The portfolio held currency swaps with total USD notional amounts ranging up to approximately $559 thousand, as measured at each quarter end.

Portfolio	Counterparty	Receive	Pay	Maturity Date*		Notional Amount of Currency Received	Notional Amount of Currency Delivered	Unamortized Upfront Payment Paid (Received)		Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	Bank of America N.A.	Fixed rate equal to 3.50% of notional amount of the currency received	Floating rate equal to 3 Month USD-LIBOR based on the notional amount of currency delivered	Mar 2017	CNY	3,700,000	$558,912	—		$4,602	$4,602
									—	$4,602	$4,602

*	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The portfolios may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the portfolios may incur economic leverage since they would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such a case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit Default Swaps-Buyer

The following tables summarize the CDS contracts held at December 31, 2015, and the range of notional contracts amounts held by the portfolios during the year ended December 31, 2015. In addition, the tables detail how the portfolios used CDS contracts as buyer of protection during the year ended December 31, 2015.

Global Bond Trust

The portfolio used credit default swaps to manage against potential credit events and gain exposure to securities or credit index. The portfolio held credit default swaps with total USD notional amounts ranging from approximately $14.1 million to $35.1 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay) Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Bank of America N.A.	Computer Sciences Corp.	2,050,000	USD	$2,050,000	(0.970)%	Mar 2018	—	($33,191)	($33,191)
	Bank of America N.A.	Starwood Hotels & Resorts Worldwide, Inc.	3,000,000	USD	3,000,000	(1.490)%	Jun 2018	—	(104,664)	(104,664)
	Bank of America N.A.	iTraxx Europe Sub Financials Series 24 Version 1	1,000,000	EUR	1,105,051	(1.000)%	Dec 2020	$21,270	6,766	28,036
	Barclays Capital	Springleaf Finance Corp.	1,400,000	USD	1,400,000	(5.000)%	Jun 2020	(137,627)	40,960	(96,667)
	BNP Paribas SA	UBS AG	500,000	USD	500,000	(1.000)%	Mar 2017	—	(1,500)	(1,500)
	BNP Paribas SA	UBS AG	1,300,000	USD	1,300,000	(1.000)%	Mar 2017	3,161	(7,060)	(3,899)
	BNP Paribas SA	iTraxx Europe Sub Financials Series 24 Version 1	2,800,000	EUR	3,094,141	(1.000)%	Dec 2020	59,555	18,946	78,501
	Citibank N.A.	UBS AG	1,300,000	USD	1,300,000	(1.000)%	Mar 2017	472	(4,371)	(3,899)
	JPMorgan Chase Bank	Ally Financial Inc.	1,300,000	USD	1,300,000	(5.000)%	Jun 2018	(99,254)	(15,764)	(115,018)
	The Royal Bank of Scotland PLC	The Cleveland Electric Illuminating Company	3,000,000	USD	3,000,000	(0.940)%	Jun 2017	—	(34,671)	(34,671)

87

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Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay) Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust (continued)
Exchange Cleared Swaps
		CDX.NA.IG.24	14,200,000	USD	$14,200,000	(1.000)%	Jun 2020	(191,138)	$100,127	($91,011)
					$32,249,192			(343,561)	($34,422)	($377,983)

High Yield Trust

The portfolio used credit default swaps to manage against potential credit events. The portfolio held credit defaults swaps with USD notional amounts up to approximately $7.5 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay)/ Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
High Yield Trust
Exchange Cleared Swaps
		MARKIT CDX.NA.HY.23	2,463,800	USD	$2,463,800	(5.000)%	Dec 2019	($161,890)	$29,677	($132,213)
		MARKIT CDX.NA.HY.25	5,040,000	USD	5,040,000	(5.000)%	Dec 2020	39,677	18,390	58,067
					$7,503,800			($122,213)	$48,067	($74,146)

Investment Quality Bond Trust

The portfolio used credit default swaps to manage against potential credit events and gain exposure to securities or credit index. The portfolio held credit default swaps with total USD notional amounts ranging to approximately $13.7 million to $36.0 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay)/ Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	Goldman Sachs International	CDX-EMS24V2-5Y	4,694,200	USD	$4,694,200	(1.000)%	Dec 2020	$483,323	$40,956	$524,279
	Goldman Sachs International	CDX-EMS24V2-5Y	2,812,600	USD	2,812,600	(1.000)%	Dec 2020	264,472	49,658	314,130
Exchange Cleared Swaps
		CDX-NAIGS25V1-5Y	12,581,000	USD	12,581,000	(1.000)%	Dec 2020	(81,324)	11,203	(70,121)
		CDX-NAHYS25V1-5Y	4,904,000	USD	4,904,000	(5.000)%	Dec 2020	(10,589)	(45,903)	(56,492)
		ITRAXX-EUROPES24V1-5Y	4,217,000	EUR	4,582,824	(1.000)%	Dec 2020	(44,759)	(7,944)	(52,703)
		ITRAXX-XOVERS24V1-5Y	2,130,000	EUR	2,314,777	(5.000)%	Dec 2020	(164,750)	(28,489)	(193,239)
		ITRAXX-XOVERS23V1-5Y	339,000	EUR	368,408	(5.000)%	Jun 2020	(25,890)	1,570	(24,320)
					$32,257,809			$420,483	$21,051	$441,534

New Income Trust

The portfolio used credit default swaps to manage against potential credit events. The portfolio held credit default swaps with total USD notional amount up to approximately $4.5 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay)/ Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
New Income Trust
Exchange Cleared Swaps
		CDX.NA.HY.25	2,660,000	USD	2,660,000	(1.000)%	Dec 2020	($2,834)	($19,624)	($22,458)
		CDS.NA HY.25	1,900,000	USD	1,900,000	(1.000)%	Dec 2020	(52,664)	23,884	(28,780)
					$4,560,000			($55,498)	$4,260	($51,238)

Real Return Bond Trust

The portfolio used credit default swaps to manage against potential credit events. The portfolio held credit default swaps with total USD notional amount up to approximately $865.0 thousand, as measured at each quarter end. At December 31, 2015 there were no credit default swap buy contracts.

Credit Default Swaps-Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which a portfolio is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

88

DERIVATIVE INSTRUMENTS, CONTINUED

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a portfolio as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The following table summarizes the CDS contracts held at December 31, 2015, and the range of notional contract amounts held by the portfolios during the year ended December 31, 2015. In addition, the tables detail how the portfolios used CDS contracts as seller of protection during the year ended December 31, 2015.

Global Bond Trust

The portfolio used credit default swaps to manage against potential credit events and to take a long position in the exposure of the benchmark credit. The portfolio held credit default swaps with total USD notional amounts ranging from approximately $44.6 million to $75.1 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Implied Credit Spread at 12-31-15	Notional Amount	Currency	USD Notional Amount	Pay (Receive) Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Bank of America N.A.	Volkswagen Aktiengesellschaft	1.18%	700,000	EUR	$744,240	1.000%	Dec 2016	($5,434)	$4,334	($1,100)
	Bank of America N.A.	Republic of Italy	0.69%	200,000	USD	200,000	1.000%	Jun 2019	(2,854)	5,014	2,160
	Bank of America N.A.	Republic of Italy	0.73%	400,000	USD	400,000	1.000%	Sep 2019	(1,394)	5,495	4,101
	Bank of America N.A.	French Republic	0.20%	1,800,000	USD	1,800,000	0.250%	Mar 2020	(11,440)	15,283	3,843
	Barclay’s Capital	People’s Republic of China	0.72%	600,000	USD	600,000	1.000%	Mar 2019	639	4,761	5,400
	Barclay’s Capital	French Republic	0.20%	1,700,000	USD	1,700,000	0.250%	Mar 2020	(9,509)	13,138	3,629
	Citibank N.A.	Federative Republic of Brazil	4.27%	700,000	USD	700,000	1.000%	Mar 2019	(18,464)	(49,318)	(67,782)
	Citibank N.A.	Republic of Italy	0.73%	3,200,000	USD	3,200,000	1.000%	Sep 2019	5,608	27,199	32,807
	Citibank N.A.	Russian Federation	2.78%	4,900,000	USD	4,900,000	1.000%	Dec 2019	(418,585)	97,943	(320,642)
	Citibank N.A.	French Republic	0.20%	1,400,000	USD	1,400,000	0.250%	Mar 2020	(10,344)	13,333	2,989
	Citibank N.A.	French Republic	0.21%	300,000	USD	300,000	0.250%	Jun 2020	(1,557)	2,045	488
	Credit Suisse International	Tesco PLC	2.88%	200,000	EUR	212,930	1.000%	Dec 2020	(15,493)	(3,158)	(18,651)
	Deutsche Bank AG	People’s Republic of China	0.72%	200,000	USD	200,000	1.000%	Mar 2019	61	1,739	1,800
	Deutsche Bank AG	Federative Republic of Brazil	4.27%	2,400,000	USD	2,400,000	1.000%	Mar 2019	(62,262)	(170,133)	(232,395)
	Goldman Sachs International	Tesco PLC	2.88%	800,000	EUR	910,080	1.000%	Dec 2020	(66,008)	(8,598)	(74,606)
	Goldman Sachs International	Tesco PLC	2.88%	100,000	EUR	113,760	1.000%	Dec 2020	(8,203)	(1,123)	(9,326)
	Goldman Sachs International	Federative Republic of Brazil	4.27%	600,000	USD	600,000	1.000%	Mar 2019	(16,539)	(41,560)	(58,099)
	Goldman Sachs International	United Mexican States	1.36%	800,000	USD	800,000	1.000%	Sep 2019	5,112	(15,283)	(10,171)
	Goldman Sachs International	Russian Federation	2.78%	700,000	USD	700,000	1.000%	Dec 2019	(66,424)	20,618	(45,806)
	Goldman Sachs International	French Republic	0.20%	3,300,000	USD	3,300,000	0.250%	Mar 2020	(20,209)	27,254	7,045
	Goldman Sachs International	French Republic	0.21%	700,000	USD	700,000	0.250%	Jun 2020	(3,330)	4,469	1,139
	HSBC Bank USA, N.A.	United Mexican States	1.36%	600,000	USD	600,000	1.000%	Sep 2019	3,727	(11,356)	(7,629)
	HSBC Bank USA, N.A.	Federative Republic of Brazil	4.49%	1,800,000	USD	1,800,000	1.000%	Sep 2019	(37,662)	(172,805)	(210,467)
	HSBC Bank USA, N.A.	French Republic	0.20%	4,400,000	USD	4,400,000	0.250%	Mar 2020	(33,293)	42,687	9,394
	JPMorgan Chase Bank	Tesco PLC	2.88%	600,000	EUR	641,130	1.000%	Mar 2021	(46,303)	(9,651)	(55,954)
	JPMorgan Chase Bank	People’s Republic of China	0.72%	1,400,000	USD	1,400,000	1.000%	Mar 2019	2,988	9,613	12,601
	JPMorgan Chase Bank	Federative Republic of Brazil	4.27%	200,000	USD	200,000	1.000%	Mar 2019	(5,309)	(14,057)	(19,366)
	JPMorgan Chase Bank	Russian Federation	2.78%	1,200,000	USD	1,200,000	1.000%	Dec 2019	(114,247)	35,723	(78,524)
	JPMorgan Chase Bank	French Republic	0.20%	2,500,000	USD	2,500,000	0.250%	Mar 2020	(16,016)	21,353	5,337
	JPMorgan Chase Bank	French Republic	0.21%	600,000	USD	600,000	0.250%	Jun 2020	(2,856)	3,832	976
	Morgan Stanley Capital Services, Inc.	People’s Republic of China	0.72%	200,000	USD	200,000	1.000%	Mar 2019	(121)	1,921	1,800
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	4.27%	4,700,000	USD	4,700,000	1.000%	Mar 2019	(129,953)	(325,155)	(455,108)
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	4.49%	1,000,000	USD	1,000,000	1.000%	Sep 2019	(21,296)	(95,630)	(116,926)
	Morgan Stanley Capital Services, Inc.	French Republic	0.20%	1,700,000	USD	1,700,000	0.250%	Mar 2020	(9,999)	13,628	3,629
Exchange Cleared Swaps
		iTraxx Europe Series 24 Version 1	0.77%	22,500,000	EUR	24,245,561	1.000%	Dec 2020	325,350	(44,150)	281,200
		iTraxx Europe Senior Financials Series 24 Version 1	0.77%	3,600,000	EUR	4,047,299	1.000%	Dec 2020	37,107	8,846	45,953
						$75,115,000			($774,512)	($581,749)	($1,356,261)

Investment Quality Bond Trust

The portfolio used credit default swaps to take a long position in exposure of the benchmark credit and gain exposure to security or credit index. The portfolio held credit default swaps with total USD notional amounts ranging from approximately $335.0 thousand to $9.5 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Implied Credit Spread at 12-31-15	Notional Amount	Currency	USD Notional Amount	Pay/ (Received) Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	Goldman Sachs International	China Republic	1.09%	375,000	USD	$375,000	1.00%	Dec 2020	($175)	($1,365)	($1,540)
	Goldman Sachs International	CMBX.NA.AAA.8	1.14%	670,000	USD	670,000	0.50%	Oct 2057	(32,718)	225	(32,493)
	Goldman Sachs International	CMBX.NA.AAA.8	1.14%	335,000	USD	335,000	0.50%	Oct 2057	(16,333)	87	(16,246)
	Goldman Sachs International	CMBX.NA.AAA.8	1.14%	335,000	USD	335,000	0.50%	Oct 2057	(16,359)	113	(16,246)

89

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Counterparty	Reference Obligation	Implied Credit Spread at 12-31-15	Notional Amount	Currency	USD Notional Amount	Pay/ (Received) Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust (continued)
	Goldman Sachs International	CMBX.NA.AAA.8	1.14%	375,000	USD	$375,000	0.50%	Oct 2057	($17,858)	($328)	($18,186)
	Goldman Sachs International	CMBX.NA.AAA.8	1.14%	75,000	USD	75,000	0.50%	Oct 2057	(3,586)	(51)	(3,637)
	Goldman Sachs International	CMBX.NA.AAA.8	1.14%	755,000	USD	755,000	0.50%	Oct 2057	(32,122)	(4,493)	(36,615)
	Goldman Sachs International	CMBX.NA.AAA.8	1.14%	3,185,000	USD	3,185,000	0.50%	Oct 2057	(128,008)	(26,454)	(154,462)
	Goldman Sachs International	Peruvian Government International Bond	1.87%	290,000	USD	290,000	1.00%	Dec 2020	(11,930)	328	(11,602)
	Goldman Sachs International	Philippines Republic	1.10%	375,000	USD	375,000	1.00%	Dec 2020	88	(1,758)	(1,670)
	Goldman Sachs International	United Mexican States	1.69%	155,000	USD	155,000	1.00%	Dec 2020	(2,531)	(2,402)	(4,933)
	Goldman Sachs International	United Mexican States	1.69%	320,000	USD	320,000	1.00%	Dec 2020	(7,440)	(2,745)	(10,185)
	Morgan Stanley	CMBX.NA.AAA.8	1.14%%	450,000	USD	450,000	0.50%	Oct 2057	(21,429)	(394)	(21,823)
	Morgan Stanley	CMBX.NA.AAA.8	1.14%%	1,100,000	USD	1,100,000	0.50%	Oct 2057	(46,800)	(6,548)	(53,348)
						$8,795,000			($337,201)	($45,785)	($382,986)

Real Return Bond Trust

The portfolio used credit default swaps to take a long position in exposure of the benchmark credit and gain exposure to security or credit index. The portfolio held credit default swaps with total USD notional amounts ranging from approximately $700.0 thousand to $2.6 million, as measured at each quarter end.

Portfolio	Counterparty	Reference Obligation	Implied Credit Spread at 12-31-15	Notional Amount	Currency	USD Notional Amount	Pay/ (Received) Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust
	Barclays Bank PLC	Republic of Indonesia	1.89%	500,000	USD	$500,000	1.000%	Dec 2019	($10,400)	($6,105)	($16,505)
	Bank of America N.A	Republic of Indonesia	1.89%	100,000	USD	100,000	1.000%	Dec 2019	(1,816)	(1,485)	(3,301)
	Morgan Stanley Capital Services	JSC “GAZPROM”	1.85%	100,000	USD	100,000	1.000%	Mar 2016	(1,447)	1,289	(158)
	JPMorgan Chase Bank, N.A.	Freeport-McMoRan, Inc.	12.78%	100,000	USD	100,000	1.000%	Sep 2020	(15,051)	(21,009)	(36,060)
	BNP Paribas SA	Freeport-McMoRan, Inc.	12.78%	100,000	USD	100,000	1.000%	Sep 2020	(15,361)	(20,699)	(36,060)
	Golman Sachs International	Chesapeake Energy Corp.	45.16%	100,000	USD	100,000	5.000%	Sep 2018	(8,523)	(51,190)	(59,713)
Exchange Cleared Swaps
		CDX.NA.HY.25	4.76%	100,000	USD	100,000	5.000%	Dec 2020	(324)	1,478	1,154
						$1,100,000			($52,922)	($97,721)	($150,643)

Inflation Swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on the same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swaps will break even.

Global Bond Trust

The portfolio used inflation swaps to take a position on current versus future inflation expectations. The portfolio held inflation swaps with total USD notional amounts ranging approximately up to $6.3 million, as measured at each quarter end. At December 31, 2015, the fund held no inflation swap contracts.

Investment Quality Bond Trust

The portfolio used inflation swaps to take a position on current versus future inflation expectations. The portfolio held inflation swaps with total USD notional amounts ranging approximately up to $1.6 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	Bank of America N.A	1,580,000	USD	$1,580,000	Fixed 2.135%	USA-CPI-U	Sep 2025	—	$2,457	$2,457
				$1,580,000				—	$2,457	$2,457

Real Return Bond Trust

The portfolio used inflation swaps to take a position on current versus future inflation expectations. The portfolio held inflation swaps with total USD notional amounts ranging from approximately $15.6 million to $21.3 million, as measured at each quarter end.

Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust
	Bank of America N.A.	100,000	USD	$100,000	Fixed 1.010%	EUR-EXT-CPI	Oct 2017	—	$107	$107
	Bank of America N.A.	900,000	USD	900,000	Fixed 1.560%	USA-CPI-U	Dec 2020	—	2,191	2,191
	Bank of America N.A.	900,000	USD	900,000	Fixed 1.730%	USA-CPI-U	Aug 2025	—	8,119	8,119
	Bank of America N.A.	200,000	GBP	310,410	UK-RPI	Fixed 3.350%	Aug 2030	($2,282)	8,379	6,097
	BNP Paribas	300,000	USD	300,000	Fixed 1.825%	USA-CPI-U	Nov 2016	(61)	(8,239)	(8,300)

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Portfolio	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Portfolio	Payments Received by Portfolio	Maturity Date	Unamortized Upfront Payment	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust (continued)
	BNP Paribas	800,000	USD	$800,000	Fixed 1.9075%	USA-CPI-U	Apr 2017	—	($29,875)	($29,875)
	BNP Paribas	4,900,000	USD	4,900,000	Fixed 2.250%	USA-CPI-U	Jul 2017	$5,156	(302,043)	(296,887)
	BNP Paribas	100,000	GBP	153,815	UK-RPI	Fixed 3.400%	Jun 2030	470	4,488	4,958
	Citibank N.A.	100,000	EUR	112,045	Fixed 0.650%	EUR-EXT-CPI	Oct 2018	—	(122)	(122)
	Citibank N.A.	300,000	GBP	448,230	UK-RPI	Fixed 3.190%	Apr 2030	—	1,999	1,999
	Citibank N.A.	100,000	GBP	152,515	UK-RPI	Fixed 3.350%	May 2030	—	4,317	4,317
	Citibank N.A.	200,000	GBP	313,940	UK-RPI	Fixed 3.430%	Jun 2030	138	11,387	11,525
	Citibank N.A.	200,000	GBP	309,760	UK-RPI	Fixed 3.325%	Aug 2030	(660)	5,435	4,775
	Credit Suisse International	100,000	GBP	156,970	UK-RPI	Fixed 3.430%	Jun 2030	(68)	5,831	5,763
	Credit Suisse International	100,000	GBP	159,770	UK-RPI	Fixed 3.550%	Nov 2044	380	11,609	11,989
	Deutsche Bank AG	500,000	USD	500,000	Fixed 1.825%	USA-CPI-U	Nov 2016	(104)	(13,729)	(13,833)
	Deutsche Bank AG	800,000	USD	800,000	Fixed 1.845%	USA-CPI-U	Nov 2016	—	(22,628)	(22,628)
	Deutsche Bank AG	200,000	USD	224,830	Fixes 0.650%	EUR-EXT-CPI	Oct 2018	71	(315)	(244)
	Deutsche Bank AG	400,000	USD	400,000	Fixed 2.560%	USA-CPI-U	May 2023	—	(44,599)	(44,599)
	Goldman Sachs	600,000	GBP	933,760	UK-RPI	Fixed 3.325%	Aug 2030	(1,793)	16,117	14,324
	Goldman Sachs Bank USA	200,000	EUR	223,480	Fixed 0.650%	EUR-EXT-CPI	Sep 2018	(317)	(106)	(423)
	Goldman Sachs Bank USA	300,000	USD	300,000	Fixed 2.175%	USA-CPI-U	Oct 2018	(187)	(14,913)	(15,100)
	Goldman Sachs Bank USA	720,000	GBP	1,096,992	UK-RPI	Fixed 3.140%	Jan 2030	—	6,220	6,220
	Goldman Sachs Bank USA	200,000	USD	200,000	USA-CPI-U	Fixed 2.060%	May 2030	—	4,266	4,266
	Goldman Sachs Bank USA	100,000	GBP	153,815	UK-RPI	Fixed 3.400%	Jun 2030	313	4,645	4,958
	Goldman Sachs Bank USA	100,000	GBP	150,395	UK-RPI	Fixed 3.3575%	Apr 2035	—	937	937
	JPMorgan Chase Bank, N.A.	100,000	EUR	113,855	Fixed 0.580%	EUR-EXT-CPI	Oct 2017	—	(312)	(312)
	JPMorgan Chase Bank, N.A.	100,000	GBP	153,815	UK-RPI	Fixed 3.400%	Jun 2030	(51)	5,009	4,958
	Morgan Stanley Capital Services	200,000	GBP	309,110	UK-RPI	Fixed 3.320%	May 2017	—	7,038	7,038
	Morgan Stanley Capital Services	100,000	EUR	111,835	Fixed 0.6225%	EUR-EXT-CPI	Sep 2018	9	(129)	(120)
	Royal Bank of Scotland	400,000	USD	400,000	Fixed 1.935%	USA-CPI-U	Oct 2016	—	(12,470)	(12,470)
	Royal Bank of Scotland	2,700,000	USD	2,700,000	Fixed 2.250%	USA-CPI-U	Jul 2017	3,326	(166,917)	(163,591)
	Royal Bank of Scotland	2,200,000	USD	2,200,000	Fixed 1.1275%	USA-CPI-U	Nov 2017	—	155	155
	UBS AG	200,000	EUR	227,155	Fixed 0.525%	EUR-EXT-CPI	Oct 2017	52	(434)	(382)
	UBS AG	100,000	EUR	112,825	Fixed 0.610%	EUR-EXT-CPI	Sep 2018	—	(79)	(79)
				$21,329,322				$4,392	($508,661)	($504,269)

The following are abbreviations for the tables above:

EUR-EXT-CPI	EUR Excluding Tobacco Non- revised Consumer Price Index
UK RPI	United Kingdom Retail Price Index
USA-CPI-U	Consumer Price All Urban Non-Seasonally Adjusted Index

Volatility Swaps. Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance the portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price. Payments on volatility swaps will be greater if they are based upon the mathematical square of volatility (which is referred to as “variance”). This type of volatility swap is referred to as a variance swap.

Global Bond Trust

The portfolio used volatility swaps to take a position on future expectations of volatility. The portfolio held volatility swaps with total USD notional amounts ranging up to $123.4 thousand, as measured at each quarter end.

Portfolio	Counterparty	Reference Entity	Currency	Notional Amount	USD Notional Amount	Pay/ Receive Volatility	Volatility Strike rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Deutsche Bank	EUR versus CHF	CHF	8,000	$8,195	Pay	8.65%	Aug 2016	—	$7,077	$7,077
	Deutsche Bank	EUR versus CHF	CHF	18,000	18,439	Pay	8.35%	Aug 2016	—	10,496	10,496
	Deutsche Bank	EUR versus CHF	CHF	8,000	8,195	Receive	10.25%	Aug 2016	—	7,309	7,309
	Deutsche Bank	EUR versus CHF	CHF	8,000	8,314	Pay	8.70%	Aug 2016	—	7,038	7,038
	Deutsche Bank	EUR versus CHF	CHF	8,000	8,334	Pay	8.45%	Aug 2016	—	5,480	5,480
	Deutsche Bank	EUR versus CHF	CHF	6,000	6,164	Pay	8.80%	Aug 2016	—	5,922	5,922
	Deutsche Bank	EUR versus CHF	CHF	8,000	8,258	Pay	9.00%	Aug 2016	—	9,634	9,634
	Deutsche Bank	USD versus CHF	CHF	18,000	18,439	Receive	10.55%	Aug 2016	—	(14,072)	(14,072)
	Deutsche Bank	USD versus CHF	CHF	8,000	8,334	Receive	10.45%	Aug 2016	—	(7,267)	(7,267)
	Deutsche Bank	USD versus CHF	CHF	8,000	8,314	Receive	10.90%	Aug 2016	—	(815)	(815)
	Deutsche Bank	USD versus CHF	CHF	6,000	6,164	Receive	11.20%	Aug 2016	—	774	774

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Portfolio	Counterparty	Reference Entity	Currency	Notional Amount	USD Notional Amount	Pay/ Receive Volatility	Volatility Strike rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust (continued)
	Deutsche Bank	USD versus CHF	CHF	8,000	$8,258	Receive	11.20%	Aug 2016	—	$863	$863
	Deutsche Bank	USD versus CHF	CHF	4,000	4,012	Receive	10.80%	Dec 2016	—	(1,874)	(1,874)
	Deutsche Bank	USD versus CHF	CHF	4,000	4,012	Pay	8.40%	Dec 2016	—	(744)	(744)
					$123,432				—	$29,821	$29,821

Real Return Bond Trust

The portfolio used volatility swaps to take a position on future expectations of volatility. The portfolio held volatility swaps with total USD notional amounts ranging up to approximately to $1.5 thousand, as measured at each quarter end. At December 31, 2015 there were no volatility swap contracts held.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2015 by risk category:

Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Global Bond Trust	Interest rate	Receivable/payable for futures	Futures†	$432,654	($1,419,583)
	Interest rate	Written options, at value	Written options	—	(278,093)
	Credit	Written options, at value	Written options	—	(17,396)
	Foreign currency	Written options, at value	Written options	—	(221,925)
	Foreign currency	Swap contracts, at value	Volatility swapsˆ	54,593	(24,772)
	Foreign currency	Swap contracts, at value	Currency swapsˆ	573,842	(31,105)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	4,333,011	(5,468,521)
	Foreign currency	Investments in unaffiliated issuers, at value*	Purchased options	253,850	—
	Interest rate	Investments in unaffiliated issuers, at value*	Purchased options	10,535	—
	Credit	Swap contracts, at value	Credit default swapsˆ	532,828	(2,267,072)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	8,008,829	(3,310,077)
				$14,200,142	($13,038,544)
High Yield Trust	Interest rate	Receivable/payable for futures	Futures†	$113,250	($877)
	Credit	Swap contracts, at value	Credit default swapsˆ	58,067	(132,213)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	4,405	(83,896)
				$175,722	($216,986)
Investment Quality Bond Trust	Interest rate	Receivable/payable for futures	Futures†	$161,867	($117,877)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	—	(1,504,381)
	Credit	Swap contracts, at value	Credit default swapsˆ	838,409	(779,861)
	Foreign currency	Swap contracts, at value	Currency swapsˆ	4,602	—
	Interest rate	Swap contracts, at value	Inflation swapsˆ	2,457	—
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	111,878	(73,603)
				$1,119,213	($2,475,722)
New Income Trust	Interest rate	Receivable/payable for futures	Futures†	$584,467	—
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	319,933	($144,183)
	Credit	Swap contracts, at value	Credit default swapsˆ	—	(51,238)
				$904,400	($195,421)
Real Return Bond Trust	Interest rate	Receivable/payable for futures	Futures†	$21,733	($6,113)
	Interest rate	Written options, at value	Written options	—	(116,304)
	Credit	Written options, at value	Written options	—	(88)
	Foreign currency	Written options, at value	Written options	—	(10,286)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	7,284	(287,870)
	Interest rate	Swap contracts, at value	Inflation swapsˆ	104,696	(608,965)
	Interest rate	Investments in unaffiliated issuers, at value*	Purchased options	144,816	—
	Foreign currency	Investments in unaffiliated issuers, at value*	Purchased options	240	—
	Credit	Swap contracts, at value	Credit default swapsˆ	1,154	(151,797)

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DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Real Return Bond Trust (continued)	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	$518,833	($361,602)
				$798,756	($1,543,025)
Strategic Income Opportunities Trust	Interest rate	Receivable/payable for futures	Futures†	$174,933	—
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	686,013	($1,702,948)
	Foreign currency	Investments in unaffiliated issuers, at value*	Purchased options	1,078,349	—
				$1,939,295	($1,702,948)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

*	Purchased options are included in the Portfolio’s Investments

ˆ	Reflects cumulative appreciation/depreciation on swap contracts. Year end variation margin for centrally cleared swaps and appreciation/depreciation for OTC swaps are shown separately in the Statements of assets and liabilities.

For financial reporting purposes, a portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the portfolio and the applicable counterparty. The tables below reflect certain portfolio’s exposure to counterparties subject to an ISDA for OTC derivative transactions:

Other Financial Instruments	Asset	Liability
Global Bond Trust
Credit default swaps	$205,675	($2,176,061)
Currency swaps	573,842	(31,105)
Interest rate swaps	30,545	(23,942)
Purchased options	253,850	—
Volatility swaps	54,593	(24,772)
Written options	—	(517,414)
Forward foreign currency contracts	8,008,829	(3,310,077)
	$9,127,334	($6,083,371)

	Asset	Liability
Real Return Bond Trust
Foreign forward currency contracts	$518,833	($361,602)
Purchased options	136,393	—
Written options	—	(124,780)
Interest rate swaps	1,877	(24,713)
Credit default swaps	—	(151,797)
Inflation swaps	104,696	(608,965)
Totals	$761,799	($1,271,857)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure
Global Bond Trust
Bank of America, N.A.	($780,707)	—	$421,907	($358,800)
Barclays Bank PLC	(390,053)	—	287,293	(102,760)
BNP Paribas SA	232,677	$450,102	—	(217,425)
Citibank N.A.	410,835	630,133	—	(219,298)
Credit Suisse International	935,862	800,203	—	135,659
Deutsche Bank AG	(207,079)	50,027	—	(257,106)
Goldman Sachs International	523,183	660,140	195,079	58,122
HSBC Bank USA	(440,183)	—	432,942	(7,241)
JPMorgan Chase Bank N.A.	1,234,520	1,430,298	—	(195,778)
Morgan Stanley Bank, N.A.	1,552,022	1,990,239	541,353	103,136
Standard Chartered Bank	98,546	—	—	98,546
The Royal Bank of Scotland PLC	(34,671)	—	—	(34,671)
UBS AG	(90,989)	—	305,779	214,790
Totals	$3,043,963	$6,011,142	$2,184,353	($782,826)

93

DERIVATIVE INSTRUMENTS, CONTINUED

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure
Real Return Bond Trust
Bank of America	$15,597	$20,007	—	($4,410)
Barclays Bank	(16,888)	—	—	(16,888)
BNP Paribas	(367,662)	—	$257,993	(109,669)
Citibank N.A.	35,052	—	—	35,052
Credit Suisse International	(2,036)	—	—	(2,036)
Credit Suisse Securities	5,979	—	—	5,979
Detusche Bank AG	(136,190)	80,017	215,250	(957)
Goldman Sachs Bank USA	15,475	—	—	15,475
Goldman Sachs Capital Markets, L.P.	(16,400)	—	—	(16,400)
Golman Sachs International	(59,713)	—	—	(59,713)
Goldman Sachs & Company	338	—	—	338
HSBC Bank USA	(199,883)	—	—	(199,883)
JPMorgan Chase	224,733	300,063	—	(75,330)
Morgan Stanley Bank, N.A.	98,955	—	—	98,955
Morgan Stanley Capital Services, Inc.	(65,168)	—	—	(65,168)
Morgan Stanley & Company	129,525	—	—	129,525
Nomura Global Finance	311	—	—	311
Royal Bank of Scotland	(176,764)	—	—	(176,764)
Standard Chartered Bank	4,383	—	—	4,383
UBS AG	298	—	—	298
Totals	($510,058)	$400,087	$473,243	($436,902)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2015:

	Statement of Operations Location—Net Realized Gain (Loss) on:
Portfolio	Risk	Investments in Unaffiliated Issuers and Foreign Currency Transactions[1]	Written Options	Futures Contracts	Swap Contracts	Investments in Unaffiliated Issuers and Foreign Currency Transactions[2]	Total
Active Bond Trust	Interest rate	—	—	$50,238	—	—	$50,238
	Total	—	—	$50,238	—	—	$50,238
Global Bond Trust	Interest rate	($904,384)	$1,538,148	$1,424,229	($4,843,266)	—	($2,785,273)
	Credit	(11,130)	198,708	—	(59,459)	—	128,119
	Foreign currency	210,535	1,973,058	—	(10,851,695)	$21,074,592	12,406,490
	Equity	—	—	—	2,151	—	2,151
	Total	($704,979)	$3,709,914	$1,424,229	($15,752,269)	$21,074,592	$9,751,487
High Yield Trust	Interest rate	—	—	($413,935)	$1,815	—	($412,120)
	Credit	—	—	—	(38,276)	—	(38,276)
	Foreign currency	—	—	—	—	($252,064)	(252,064)
	Total	—	—	($413,935)	($36,461)	($252,064)	($702,460)
Investment Quality Bond Trust	Interest rate	($87,703)	—	$1,081,662	($311,296)	—	$682,663
	Credit	—	—	—	(796,812)	—	(796,812)
	Foreign currency	(41,362)	—	—	(12,484)	$730,921	677,075
	Total	($129,065)	—	$1,081,662	($1,120,592)	$730,921	$562,926
New Income Trust	Interest rate	—	—	($71,916)	—	—	($71,916)
	Credit	—	—	—	$4,025	—	4,025
	Foreign currency	—	—	—	—	$4,163,128	4,163,128
	Total	—	—	($71,916)	$4,025	$4,163,128	$4,095,237
Real Return Bond Trust	Interest rate	($72,368)	$139,268	($523,852)	($1,663,061)	—	($2,120,013)
	Credit	—	12,798	—	32,752	—	45,550
	Equity	—	—	—	3,971	—	3,971
	Foreign currency	(1,018)	36,017	—	—	$1,685,424	1,720,423
	Total	($73,386)	$188,083	($523,852)	($1,626,338)	$1,685,424	($350,069)
Short-Term Government Income Trust	Interest rate	—	—	($210,113)	—	—	($210,113)
	Total	—	—	($210,113)	—	—	($210,113)
Strategic Income Opportunities Trust	Interest rate	—	—	$994,642	—	—	$994,642
	Foreign currency	$3,651,572	$40,201	—	—	$12,132,068	15,823,841
	Total	$3,651,572	$40,201	$994,642	—	$12,132,068	$16,818,483

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statements of operations.

[2]	Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statements of operations.

94

DERIVATIVE INSTRUMENTS, CONTINUED

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2015:

	Statement of Operations Location—Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investments in Unaffiliated Issuers and Translation of Assets and Liabilities in Foreign Currencies[1]	Written Options	Futures Contracts	Swap Contracts	Investments in Unaffiliated Issuers and Translation of Assets and Liabilities in Foreign Currencies[2]	Total
Global Bond Trust	Interest rate	$764,649	($376,718)	($454,831)	$698,318	—	$631,418
	Credit	—	2,218	—	76,900	—	79,118
	Foreign currency	38,835	(1,110,837)	—	978,441	($6,364,994)	(6,458,555)
	Total	$803,484	($1,485,337)	($454,831)	$1,753,659	($6,364,994)	($5,748,019)
High Yield Trust	Interest rate	—	—	$373,512	—	—	$373,512
	Credit	—	—	—	$48,067	—	48,067
	Foreign currency	—	—	—	—	($173,854)	(173,854)
	Total	—	—	$373,512	$48,067	($173,854)	$247,725
Investment Quality Bond Trust	Interest rate	$82,273	—	($421,942)	($45,844)	—	($385,513)
	Credit	—	—	—	78,555	—	78,555
	Foreign currency	15,796	—	—	4,602	($68,585)	(48,187)
	Total	$98,069	—	($421,942)	$37,313	($68,585)	($355,145)
New Income Trust	Interest rate	—	—	$586,968	—	—	$586,968
	Credit	—	—	—	$10,063	—	10,063
	Foreign currency	—	—	—	—	($126,823)	(126,823)
	Total	—	—	$586,968	$10,063	($126,823)	$470,208
Real Return Bond Trust	Interest rate	($53,597)	$83,392	$66,995	$1,023,481	—	$1,120,271
	Credit	—	(1,820)	—	(85,358)	—	(87,178)
	Foreign currency	(446)	13,890	—	—	($306,785)	(293,341)
	Total	($54,043)	$95,462	$66,995	$938,123	($306,785)	$739,752
Short-Term Government Income Trust	Interest rate	—	—	($3,523)	—	—	($3,523)
	Total	—	—	($3,523)	—	—	($3,523)
Strategic Income Opportunities Trust	Interest rate	—	—	$174,933	—	—	$174,933
	Foreign currency	($985,534)	—	—	—	($3,950,609)	($4,936,143)
	Total	($985,534)	—	$174,933	—	($3,950,609)	($4,761,210)

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statments of operations.

[2]	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect wholly owned subsidiaries of MFC.

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the portfolios and the net assets of a similar portfolio of John Hancock Funds II (JHF II), unless otherwise noted below. JHF II Funds are advised by John Hancock Advisers LLC (JHA), an affiliate of the Advisor, and are distributed by an affiliate of the Advisor, John Hancock Funds, LLC.

•	Active Bond Trust — a) 0.60% of the first $2.5 billion of aggregate net assets; b) 0.575% of aggregate net assets between $2.5 billion and $5.0 billion; and c) 0.55% of the excess over $5.0 billion of aggregate net assets.

•	Bond Trust — a) 0.65% of the first $500 million of aggregate net assets; b) 0.60% of aggregate net assets between $500 million and $1.5 billion; c) 0.575% of aggregate net assets between $1.5 billion and $2.5 billion; and d) 0.55% of the excess over $2.5 billion of aggregate net assets.

•	Core Bond Trust — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of aggregate net assets between $200 million and $400 million; and c) 0.57% of the excess over $400 million of aggregate net assets.

•	Global Bond Trust — 0.70% of the aggregate net assets.

•	High Yield Trust — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

•	Income Trust — Aggregate net assets for this portfolio include the net assets of Income Trust, International Value Trust, Global Trust and Mutual Shares Trust, the net assets of similar funds of JHF II for all the funds listed and JHF II International Small Cap Fund. The financial statements for the other portfolios listed are not included in this report. The monthly management fee paid on these assets is a) 1.075% on the first $50 million of aggregate net assets; b) 0.915% of aggregate net assets between $50 million and $200 million; c) 0.825% of the aggregate net assets between $200 million and $500 million; and d) 0.80% of the excess over $500 million of aggregate net assets. (When aggregate net assets exceed $500 million, the rate is 0.80% of all assets.)

95

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Investment Quality Bond Trust — a) 0.60% of the first $500 million of aggregate net assets and b) 0.55% of the excess over $500 million of aggregate net assets.

•	Money Market Trust — a) 0.50% of the first $500 million of aggregate net assets and b) 0.47% of the excess over $500 million of aggregate net assets.

•	Money Market Trust B — a) 0.50% of the first $500 million of average net assets and b) 0.47% of the excess over $500 million of average net assets.

•	New Income Trust — a) If the average net assets of the portfolio are less than $100 million i) 0.725% of the first $50 million average net assets and ii) 0.675% of the next $50 million average net assets; b) 0.650% of average net assets if the average net assets are between $100 million and $250 million; c) 0.600% of average net assets if the average net assets are between $250 million and $500 million; d) if the average net assets are between $500 million and $1 billion i) 0.575% of the first $500 million average net assets and ii) 0.550% of average net assets over $500 million and e) 0.550% of average net assets if the average net assets exceed $1 billion.

•	Real Return Bond Trust — a) 0.70% of the first $1 billion of aggregate net assets and b) 0.65% of the excess over $1 billion of aggregate net assets.

•	Short Term Government Income Trust — a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% of the excess over $250 million of aggregate net assets.

•	Strategic Income Opportunities Trust — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the next $3 billion of aggregate net assets; and c) 0.60% of the excess over $3.5 billion of aggregate net assets.

•	Total Bond Market Trust B — a) 0.47% of the first $1.5 billion of aggregate net assets and b) 0.46% of the excess over $1.5 billion of aggregate net assets.

•	Ultra Short Term Bond Trust — a) 0.55% of the first $250 million of average net assets and b) 0.53% of the excess over $250 million of average net assets.

The organizations described below act as the subadvisors to the Trust and its portfolios pursuant to Subadvisory Agreements with the Advisor. The portfolios’ management is allocated among the following managers.

Portfolio	Subadvisors
Active Bond Trust	Declaration Management and Research, LLC[1] and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Core Bond Trust	Wells Capital Management, Inc.
Global Bond Trust	Pacific Investment Management Company, LLC
High Yield Trust	Western Asset Management Company (Sub-Subadvisor is Western Asset Management Company Limited)
Income Trust	Franklin Advisers, Inc.
Investment Quality Bond Trust	Wellington Management Company, LLP
Money Market Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited[1]
Money Market Trust B	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited[1]
New Income Trust	T. Rowe Price Associates, Inc.
Real Return Bond Trust	Pacific Investment Management Company, LLC
Short Term Government Income Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Strategic Income Opportunities Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Total Bond Market Trust B	Declaration Management and Research, LLC[1]
Ultra Short Term Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]

[1]	An affiliate of the Advisor.

The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements. The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest expense, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the portfolios dealing with services for shareholders and others with beneficial interest in shares of portfolios. This expense reduction will continue in effect until terminated by the Advisor.

Portfolio	Expense Limitation as a Percentage of Average Net Assets
Active Bond Trust	0.15%
Bond Trust	0.15%
Core Bond Trust	0.15%
Global Bond Trust	0.15%
High Yield Trust	0.15%
Income Trust	0.15%
Investment Quality Bond Trust	0.15%
Money Market Trust	0.15%
New Income Trust	0.15%
Real Return Bond Trust	0.15%
Short Term Government Income Trust	0.15%
Strategic Income Opportunities Trust	0.15%
Ultra Short Term Bond Trust	0.15%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the portfolios (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2015 this waiver amounted to 0.01% of the portfolio’s average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the portfolios and with the approval of the Board of Trustees.

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FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The Advisor has voluntarily agreed to reduce its advisory fee for portfolios that are subadvised by T. Rowe Price by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts New Income Trust and may be terminated at any time by the Advisor.

The Distributor has voluntarily agreed to reimburse certain class-specific portfolio expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) for Money Market Trust and Money Market Trust B, to the extent necessary in order to maintain a minimum yield for all classes of the portfolios. In addition, the Advisor voluntarily agreed to reimburse certain portfolio expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific portfolio expenses is fully utilized.

The Advisor has contractually agreed to waive its advisory fee on Money Market Trust B in an amount so that the annual operating expenses do not exceed 0.28% of the Money Market Trust B portfolio’s average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, short dividends, Rule 12b-1 fees, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio’s business and underlying fund expenses. The expense waiver will remain in effect until April 30, 2016, and may terminate at any time thereafter.

The Advisor has contractually agreed to waive its advisory fee for Total Bond Market Trust B in an amount so that annual operating expenses do not exceed 0.25% of the Total Bond Market Trust B portfolio’s average net assets. The waiver excludes taxes, short dividends, Rule 12b-1 fees, brokerage commissions, interest expense, litigation and indemnification expenses, underlying fund expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business. The expense waivers will remain in effect until April 30, 2016, and may terminate any time thereafter.

The Advisor has voluntarily agreed to reduce its advisory fee on Real Return Bond Trust in an amount so that annual operating expenses do not exceed 0.75% of Real Return Bond Trust portfolio’s average net assets. The waiver excludes Rule 12b-1 fees, brokerage commissions, underlying fund expenses, interest expense, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of business. The Advisor may terminate this voluntary waiver at any time upon notice to the Real Return Bond Trust.

Effective July 1, 2015, the Advisor has voluntarily agreed to reduce its advisory fee for Income Trust by 0.03% of aggregate net assets. The Advisor may terminate this voluntary waiver at any time upon notice to the Income Trust.

For the year ended December 31, 2015, the expense reductions described above amounted to:

Expense reimbursement by class

Portfolio	Series I	Series II	Series NAV	Total
Active Bond Trust	$3,582	$15,301	$43,473	$62,356
Bond Trust	16,669	40,629	712,957	770,255
Core Bond Trust	7,905	7,565	83,166	98,636
Global Bond Trust	3,572	7,723	40,849	52,144
High Yield Trust	7,547	6,381	6,956	20,884
Income Trust	—	—	86,186	86,186
Investment Quality Bond Trust	13,679	7,574	1,666	22,919
Money Market Trust	6,871,796	1,679,927	—	8,551,723
Money Market Trust B	—	—	1,706,416	1,706,416
New Income Trust	—	—	271,387	271,387
Real Return Bond Trust	12,623	71,769	92,327	176,719
Short Term Government Income Trust	3,702	2,881	22,148	28,731
Strategic Income Opportunities Trust	33,258	4,179	4,362	41,799
Total Bond Market Trust B	413,622	177,599	734,080	1,325,301
Ultra Short Term Bond Trust	783	17,201	1,021	19,005

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2015 were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
Active Bond Trust	0.59%
Bond Trust	0.55%
Core Bond Trust	0.58%
Global Bond Trust	0.69%
High Yield Trust	0.67%
Income Trust	0.78%
Investment Quality Bond Trust	0.57%
Money Market Trust	0.13%
Money Market Trust B	0.08%
New Income Trust	0.53%
Real Return Bond Trust	0.48%
Short Term Government Income Trust	0.55%
Strategic Income Opportunities Trust	0.63%
Total Bond Market Trust B	0.21%
Ultra Short Term Bond Trust	0.54%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2015 amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares.

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

97

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor, participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the respective portfolios’ Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses of the Statements of operations. The portfolios’ activity in this program during the period for which loans were outstanding was as follows:

Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income
Bond Trust	Lender	$47,000,000	1	0.46%	$607

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in the portfolios’ shares for the years ended December 31, 2015 and 2014 were as follows:

Active Bond Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	263,331	$2,617,889	321,239	$3,216,031
Distributions reinvested	238,455	2,281,571	183,807	1,827,162
Repurchased	(796,162)	(7,892,992)	(839,256)	(8,363,050)
Net decrease	(294,376)	($2,993,532)	(334,210)	($3,319,857)
Series II shares
Sold	1,034,018	$9,967,663	539,145	$5,423,571
Distributions reinvested	952,662	9,136,300	773,953	7,706,723
Repurchased	(4,170,702)	(41,237,444)	(5,970,186)	(59,527,564)
Net decrease	(2,184,022)	($22,133,481)	(4,657,088)	($46,397,270)
Series NAV shares
Sold	946,680	$9,379,685	2,578,287	$25,873,655
Distributions reinvested	2,978,601	28,505,136	2,161,318	21,499,827
Repurchased	(3,821,235)	(37,740,401)	(4,258,505)	(42,388,995)
Net increase	104,046	$144,420	481,100	$4,984,487
Total net decrease	(2,374,352)	($24,982,593)	(4,510,198)	($44,732,640)

Bond Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,015,939	$13,803,693	320,724	$4,420,713
Distributions reinvested	450,984	6,053,397	445,591	6,099,488
Repurchased	(2,855,373)	(39,169,916)	(2,793,235)	(38,311,436)
Net decrease	(1,388,450)	($19,312,826)	(2,026,920)	($27,791,235)
Series II shares
Sold	10,845,661	$147,797,490	674,388	$9,317,560
Issued in reorganization (Note 10)	—	—	73,641	1,021,330
Distributions reinvested	1,042,114	14,008,990	1,013,973	13,895,529
Repurchased	(14,258,346)	(195,092,332)	(8,257,581)	(113,030,768)
Net decrease	(2,370,571)	($33,285,852)	(6,495,579)	($88,796,349)
Series NAV shares
Sold	12,766,181	$175,138,534	261,724,860	$3,601,154,037
Issued in reorganization (Note 10)	—	—	12,862,968	178,399,005
Distributions reinvested	19,661,048	263,742,669	19,119,429	261,655,129
Repurchased	(117,135,922)	(1,603,624,017)	(126,817,964)	(1,728,776,840)
Net increase (decrease)	(84,708,693)	($1,164,742,814)	166,889,293	$2,312,431,331
Total net increase (decrease)	(88,467,714)	($1,217,341,492)	158,366,794	$2,195,843,747

98

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Core Bond Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	812,463	$10,838,265	28,457	$378,197
Issued in reorganization (Note 10)	11,468,071	154,715,892	—	—
Distributions reinvested	212,381	2,781,504	3,318	43,892
Repurchased	(1,800,830)	(23,837,486)	(33,042)	(436,844)
Net increase (decrease)	10,692,085	$144,498,175	(1,267)	($14,755)
Series II shares
Sold	219,788	$2,912,314	282,600	$3,723,924
Issued in reorganization (Note 10)	11,126,674	149,886,010	—	—
Distributions reinvested	175,609	2,298,566	17,332	229,025
Repurchased	(2,253,898)	(29,862,909)	(352,133)	(4,650,706)
Net increase (decrease)	9,268,173	$125,233,981	(52,201)	($697,757)
Series NAV shares
Sold	870,802	$11,498,263	8,686,999	$116,126,943
Issued in reorganization (Note 10)	15,509,241	208,404,731	—	—
Distributions reinvested	1,622,199	21,158,504	2,233,963	29,415,429
Repurchased	(14,336,509)	(189,642,163)	(65,743,465)	(871,870,767)
Net increase (decrease)	3,665,733	$51,419,335	(54,822,503)	($726,328,395)
Total net increase (decrease)	23,625,991	$321,151,491	(54,875,971)	($727,040,907)

Global Bond Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	103,870	$1,267,844	80,911	$1,034,000
Distributions reinvested	96,448	1,154,479	40,431	505,797
Repurchased	(800,519)	(9,760,294)	(830,984)	(10,622,393)
Net decrease	(600,201)	($7,337,971)	(709,642)	($9,082,596)
Series II shares
Sold	562,014	$6,784,022	204,286	$2,563,501
Distributions reinvested	214,270	2,536,952	74,453	923,213
Repurchased	(2,311,580)	(27,794,986)	(2,366,122)	(29,909,816)
Net decrease	(1,535,296)	($18,474,012)	(2,087,383)	($26,423,102)
Series NAV shares
Sold	544,876	$6,636,072	352,400	$4,458,870
Distributions reinvested	1,150,729	13,716,691	451,926	5,630,997
Repurchased	(4,113,918)	(49,632,198)	(11,643,867)	(149,322,451)
Net decrease	(2,418,313)	($29,279,435)	(10,839,541)	($139,232,584)
Total net decrease	(4,553,810)	($55,091,418)	(13,636,566)	($174,738,282)

High Yield Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,835,288	$15,653,328	2,633,432	$16,028,572
Distributions reinvested	1,372,858	6,998,290	1,238,343	7,342,221
Repurchased	(5,401,018)	(30,338,133)	(5,359,829)	(33,327,000)
Net decrease	(1,192,872)	($7,686,515)	(1,488,054)	($9,956,207)
Series II shares
Sold	3,281,161	$18,618,521	2,342,277	$14,740,367
Distributions reinvested	1,072,685	5,575,011	991,084	5,978,244
Repurchased	(5,725,896)	(32,655,241)	(6,629,764)	(42,201,495)
Net decrease	(1,372,050)	($8,461,709)	(3,296,403)	($21,482,884)
Series NAV shares
Sold	5,600,367	$30,099,862	8,454,902	$52,226,728
Distributions reinvested	1,279,721	6,445,416	1,150,441	6,732,897
Repurchased	(5,886,957)	(32,345,547)	(9,642,255)	(59,036,764)
Net increase (decrease)	993,131	$4,199,731	(36,912)	($77,139)
Total net decrease	(1,571,791)	($11,948,493)	(4,821,369)	($31,516,230)

99

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Income Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	144,745	$1,677,262	192,497	$2,362,301
Distributions reinvested	1,509,621	16,579,926	1,525,698	18,895,462
Repurchased	(4,045,125)	(46,677,744)	(5,370,667)	(66,842,285)
Net decrease	(2,390,759)	($28,420,556)	(3,652,472)	($45,584,522)

Investment Quality Bond Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	670,382	$7,573,924	374,715	$4,426,658
Distributions reinvested	983,916	10,819,093	530,713	6,213,947
Repurchased	(2,633,613)	(30,085,470)	(2,615,655)	(30,793,319)
Net decrease	(979,315)	($11,692,453)	(1,710,227)	($20,152,714)
Series II shares
Sold	473,377	$5,351,962	385,789	$4,552,997
Distributions reinvested	529,510	5,824,930	279,657	3,276,719
Repurchased	(1,775,970)	(20,237,855)	(1,708,216)	(20,077,334)
Net decrease	(773,083)	($9,060,963)	(1,042,770)	($12,247,618)
Series NAV shares
Sold	736,050	$8,424,767	320,231	$3,759,409
Distributions reinvested	134,788	1,477,562	52,492	612,910
Repurchased	(309,526)	(3,521,527)	(262,657)	(3,076,226)
Net increase	561,312	$6,380,802	110,066	$1,296,093
Total net decrease	(1,191,086)	($14,372,614)	(2,642,931)	($31,104,239)

Money Market Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	304,418,581	$304,418,581	190,167,996	$190,167,996
Distributions reinvested	1,963	1,963	50,336	50,336
Repurchased	(383,785,591)	(383,785,591)	(506,682,537)	(506,682,537)
Net decrease	(79,365,047)	($79,365,047)	(316,464,205)	($316,464,205)
Series II shares
Sold	317,127	$317,127	89,253	$89,253
Distributions reinvested	298	298	9,384	9,384
Repurchased	(62,855,909)	(62,855,909)	(121,093,712)	(121,093,712)
Net decrease	(62,538,484)	($62,538,484)	(120,995,075)	($120,995,075)
Total net decrease	(141,903,531)	($141,903,531)	(437,459,280)	($437,459,280)

Money Market Trust B	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	260,141,185	$260,141,185	153,231,906	$153,231,906
Distributions reinvested	9,651	9,651	6,434	6,434
Repurchased	(198,955,158)	(198,955,158)	(236,958,570)	(236,958,570)
Net increase (decrease)	61,195,678	$61,195,678	(83,720,230)	($83,720,230)

New Income Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	5,344	$67,753	6,741,502	$89,981,883
Distributions reinvested	4,039,464	51,560,947	5,997,916	78,654,920
Repurchased	(21,083,902)	(274,847,986)	(95,565,598)	(1,277,697,151)
Net decrease	(17,039,094)	($223,219,286)	(82,826,180)	($1,109,060,348)

Real Return Bond Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	309,562	$3,719,095	55,004	$675,528
Distributions reinvested	31,603	349,843	15,432	188,736
Repurchased	(365,177)	(4,360,548)	(182,556)	(2,214,256)
Net decrease	(24,012)	($291,610)	(112,120)	($1,349,992)
Series II shares
Sold	52,013	$613,103	191,230	$2,322,636
Distributions reinvested	183,302	1,999,825	94,637	1,141,317
Repurchased	(676,953)	(7,836,711)	(1,038,582)	(12,509,045)
Net decrease	(441,638)	($5,223,783)	(752,715)	($9,045,092)
Series NAV shares
Sold	908,614	$10,762,129	526,191	$6,368,625
Distributions reinvested	244,112	2,663,267	103,594	1,249,341
Repurchased	(977,145)	(11,268,758)	(765,048)	(9,302,071)
Net increase (decrease)	175,581	$2,156,638	(135,263)	($1,684,105)
Total net decrease	(290,069)	($3,358,755)	(1,000,098)	($12,079,189)

100

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Short Term Government Income Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	531,433	$6,630,232	760,845	$9,560,400
Distributions reinvested	66,792	822,207	89,416	1,113,596
Repurchased	(1,067,063)	(13,280,876)	(1,731,361)	(21,698,920)
Net decrease	(468,838)	($5,828,437)	(881,100)	($11,024,924)
Series II shares
Sold	1,266,707	$15,793,289	938,362	$11,783,056
Distributions reinvested	48,232	594,207	60,402	752,865
Repurchased	(1,472,451)	(18,324,240)	(1,798,034)	(22,563,071)
Net decrease	(157,512)	($1,936,744)	(799,270)	($10,027,150)
Series NAV shares
Sold	2,615,816	$32,619,899	5,158,624	$64,436,744
Distributions reinvested	382,331	4,709,248	461,870	5,752,774
Repurchased	(7,216,877)	(89,889,780)	(6,040,600)	(75,972,487)
Net decrease	(4,218,730)	($52,560,633)	(420,106)	($5,782,969)
Total net decrease	(4,845,080)	($60,325,814)	(2,100,476)	($26,835,043)

Strategic Income Opportunities Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,143,908	$55,569,914	3,359,128	$45,349,735
Distributions reinvested	832,194	10,980,357	1,366,109	18,140,079
Repurchased	(2,592,396)	(34,645,434)	(2,243,129)	(30,364,825)
Net increase	2,383,706	$31,904,837	2,482,108	$33,124,989
Series II shares
Sold	269,956	$3,617,301	245,154	$3,313,579
Distributions reinvested	90,681	1,199,190	184,112	2,452,233
Repurchased	(733,025)	(9,831,351)	(1,070,907)	(14,519,824)
Net decrease	(372,388)	($5,014,860)	(641,641)	($8,754,012)
Series NAV shares
Sold	3,488,578	$46,289,411	1,254,514	$16,826,716
Distributions reinvested	123,237	1,620,322	169,421	2,243,175
Repurchased	(1,155,717)	(15,451,300)	(1,295,843)	(17,461,080)
Net increase	2,456,098	$32,458,433	128,092	$1,608,811
Total net increase	4,467,416	$59,348,410	1,968,559	$25,979,788

Total Bond Market Trust B	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,956,570	$51,552,733	3,378,338	$35,260,194
Distributions reinvested	460,064	4,683,456	396,689	4,107,616
Repurchased	(1,407,739)	(14,538,190)	(1,345,559)	(13,982,804)
Net increase	4,008,895	$41,697,999	2,429,468	$25,385,006
Series II shares
Sold	2,425,676	$25,268,691	2,909,204	$30,432,935
Distributions reinvested	173,782	1,771,006	205,797	2,134,399
Repurchased	(2,454,026)	(25,553,051)	(4,320,373)	(44,784,322)
Net increase (decrease)	145,432	$1,486,646	(1,205,372)	($12,216,988)
Series NAV shares
Sold	3,912,454	$40,624,978	2,641,427	$27,408,737
Distributions reinvested	768,943	7,822,749	893,622	9,255,361
Repurchased	(5,759,888)	(59,459,577)	(4,493,606)	(46,726,606)
Net decrease	(1,078,491)	($11,011,850)	(958,557)	($10,062,508)
Total net increase	3,075,836	$32,172,795	265,539	$3,105,510

Ultra Short Term Bond Trust	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,390,848	$16,410,139	2,149,800	$25,719,420
Distributions reinvested	11,895	138,916	12,595	149,212
Repurchased	(1,333,460)	(15,728,613)	(2,241,740)	(26,812,621)
Net increase (decrease)	69,283	$820,442	(79,345)	($943,989)
Series II shares
Sold	17,141,008	$201,801,393	18,764,829	$224,220,686
Distributions reinvested	243,250	2,840,906	247,115	2,925,962
Repurchased	(15,356,964)	(180,550,979)	(17,715,439)	(211,388,314)
Net increase	2,027,294	$24,091,320	1,296,505	$15,758,334
Series NAV shares
Sold	545,844	$6,425,324	657,410	$7,865,148
Distributions reinvested	15,750	183,932	16,460	194,821
Repurchased	(486,015)	(5,732,906)	(251,572)	(3,010,939)
Net increase	75,579	$876,350	422,298	$5,049,030
Total net increase	2,172,156	$25,788,112	1,639,458	$19,863,375

For portfolios with Series NAV, affiliates of the Trust owned 100% of the shares of beneficial interest.

101

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations are aggregated below for the year ended December 31, 2015:

	Purchases		Sales and Maturities
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Active Bond Trust	$286,667,038	$199,199,440	$248,629,606	$230,174,099
Bond Trust	3,470,222,185	2,547,035,196	4,454,861,942	2,725,131,814
Core Bond Trust	4,234,727,797	1,607,520,381	4,168,012,155	1,821,437,579
Global Bond Trust	80,341,093	393,273,819	69,917,978	543,482,058
High Yield Trust	13,988,317	181,355,569	11,479,346	195,562,951
Income Trust	—	97,351,736	—	128,422,519
Investment Quality Bond Trust	90,829,483	224,984,590	109,746,715	234,921,961
New Income Trust	146,241,837	600,892,548	259,416,925	671,431,444
Real Return Bond Trust	49,923,953	15,879,984	56,849,183	25,240,098
Short Term Government Income Trust	50,028,575	108,743,319	47,150,641	170,899,928
Strategic Income Opportunities Trust	—	348,047,135	—	259,894,155
Total Bond Market Trust B	189,331,579	178,455,085	166,259,035	169,153,405
Ultra Short Term Bond Trust	94,065,492	144,220,212	66,602,074	137,472,434

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of each portfolio’s net assets. The following portfolios had an affiliate ownership of 5% or more of the portfolio’s net assets:

Portfolio	Affiliated Concentration
Bond Trust	92.1%
Core Bond Trust	64.1%
Global Bond Trust	65.9%
Income Trust	100.0%
New Income Trust	100.0%
Short Term Government Income Trust	40.6%

9.  INTERFUND TRADING The portfolios are permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the portfolios from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the portfolios engaged in securities purchases and sales with affiliated funds as follows:

Portfolio	Purchases	Sales
Active Bond Trust	—	$33,535,614
Core Bond Trust	$1,089,646	1,263,615
Global Bond Trust	13,052,466	11,213,224
Real Return Bond Trust	3,643,827	1,359,374

10.  REORGANIZATIONS On April 14, 2015, the shareholders of Total Return Trust (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Core Bond Trust (the Acquiring portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to consolidate the Acquired portfolio with a portfolio with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for variable contract owners. Thus, the investments were transferred to the Acquiring portfolio at market value. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 24, 2015. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Core Bond Trust	Total Return Trust	$513,006,633	44,226,144	38,103,986	$1,012,403,433	$1,525,410,066

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statement of operations at December 31, 2015. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

102

REORGANIZATIONS, CONTINUED

Assuming the acquisition had been completed on January 1, 2015, the beginning of the reporting period, the combined portfolio’s pro forma results of operations for the year ended December 31, 2015 are as follows:

Net investment income	$28,240,013
Net realized and unrealized gain (loss)	21,609,607
Increase (decrease) in net assets from operations	$49,849,620

Fiscal year ended December 31, 2014 portfolio mergers. On September 17, 2014, the shareholders of Bond PS Series (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Bond Trust (the Acquiring portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to consolidate the Acquired portfolio with portfolios with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or their shareholders. Thus, the investments were transferred to the Acquiring portfolio at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on November 7, 2014. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio Investment	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Bond Trust	Bond PS Series	$179,420,335	$1,062,546	14,169,577	12,936,609	$10,303,418,959	$10,482,839,294

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired portfolio that have been included in the Acquiring portfolio’s Statements of operations at December 31, 2014. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

11.  OTHER MATTERS The Trust and several of its funds have been named as defendants in an adversary proceeding originally brought by the Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buy-out transaction by which Tribune Company converted to a privately-held company in 2007, and the defendants include the beneficial owners of shares of Tribune Company who received proceeds from the leveraged buy-out. The plaintiff seeks to recover payments of those proceeds as intentionally fraudulent conveyances under the U.S. Bankruptcy Code.

The adversary proceeding, which is now captioned Mark S. Kirschner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”), has been transferred to the U.S. District Court for the Southern District of New York and consolidated into the multidistrict litigation proceeding captioned In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.). On August 2, 2013 the plaintiff in the FitzSimons action filed a Fifth Amended Complaint that named “JHT 500 Index Trust,” “JHT 500 Index Trust B,” “JHT Equity Income Trust,” “JHT Mid Value Trust,” “JHT Spectrum Income Trust,” “JHT Total Stock Market Index Trust,” and “John Hancock Variable Insurance Trust F/K/A John Hancock Trust (New Income Trust)” as defendants. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

In a related matter, the Trust and several of its funds have been named as defendants in Deutsche Bank Trust Co. Americas v. Paniagua, No. 11-9409 (S.D.N.Y.). This case also relates to the Tribune Company leveraged buy-out transaction and asserts claims on behalf of Tribune noteholders for constructive fraudulent conveyance under state law, and it has been consolidated into the multidistrict litigation proceeding. The complaint names the following entities as defendants: John Hancock Variable Insurance Trust, “JHT New Income Trust,” “John Doe, As Trustee of JHT Income Trust,” and “John Hancock Variable Insurance Trust (F/K/A John Hancock Trust (New Income Trust)).” On September 23, 2013, the Court granted the defendants’ motion to dismiss this action on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. These appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

The potential amount sought to be recovered from the Trust by the plaintiffs in these two actions is unknown, but it includes approximately $2,125,000 representing the proceeds that the portfolios received in the leveraged buy-out, plus an unknown amount of interest and the plaintiffs’ attorneys fees and expenses. The portfolios cannot predict the outcome of this proceeding. The portfolios are currently assessing the case and have not yet determined the effect, if any, on the portfolio’s net assets and results of operations. If the proceeding were to be decided in a manner adverse to the portfolios, or if the portfolios were to enter into a settlement agreement with the plaintiffs, the payment of such judgment or settlement could have an adverse effect on the portfolios’ net asset values.

In addition, the High Yield Trust has been named as one of many defendants in an adversary proceeding relating to the bankruptcy of Motors Liquidation Company, formerly known as General Motors (″GM″). On May 10, 2015, the Motors Liquidation Company Avoidance Action Trust, by and through the Wilmington Trust Company, solely in its capacity as Trust Administrator and Trustee, filed a First Amended Adversary Complaint in the United States Bankruptcy Court for the Southern District of New York. The plaintiffs allege that term loans held by the defendants were unsecured and the term loan lenders should have been treated as unsecured creditors and not secured in the bankruptcy and should return all amounts distributed to them in excess of what they would have received as unsecured creditors. The amount sought to be recovered from the High Yield Trust by the Plaintiffs is $9,005,591. On November 19, 2015, the defendants filed a Motion to Dismiss the case and on December 18, 2015 filed a cross claim against JPMorgan Chase Bank, N.A., the agent for the financing transactions related to the term loans, for mistakenly terminating the security interest on the term loans. The Trust cannot predict the outcome of these proceedings. The Trust is currently assessing the case and has not yet determined the effect, if any, on the High Yield Trust’s net assets and result of operations. If the proceeding were to be decided in a manner adverse to the High Yield Trust, or if the High Yield Trust enters into a settlement agreement with the plaintiffs, the payment of such judgement or settlement could have an adverse effect on the High Yield Trust’s net asset value.

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John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations, of changes in net assets, and of cash flows of Real Return Bond Trust and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (as listed in the table of contents on page 2) which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets, the results of the cash flows of Real Return Bond Trust and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agents, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2016

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John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, year of birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James M. Oates Born: 1946	Trustee (since 2004) and Chairperson of the Board (since 2005)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Trustees and officers information

Name, year of birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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John Hancock Variable Insurance Trust

Trustees and officers information

NON-INDEPENDENT TRUSTEES 4

Name, year of birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle Born: 1959	Non-Independent Trustee (since 2015)
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005–2010; 2012–2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005–2014 and since 2015).

Craig Bromley Born: 1966	Non-Independent Trustee (since 2012)
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson Born: 1955	Non-Independent Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
Andrew G. Arnott Born: 1971	President (since 2014)
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President John Hancock Collateral Trust (since 2015); President John Hancock Exchange-Traded Fund Trust (since 2014).

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John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
John J. Danello Born: 1955	Senior Vice President, Secretary, and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of the Audit Committee.

3	“John Hancock retail funds” currently is comprised of John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee or Officer of any of these funds for the stated period.

4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

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John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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John Hancock Variable Insurance Trust

Annual report—table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3

Shareholder expense example	9

Portfolio of investments (See below for each portfolio’s page #)	11–13

Statements of assets and liabilities	14

Statements of operations	15

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	20

Report of independent registered public accounting firm	32

Trustees and officers information	33

For more information	37

Portfolio	Managers’ commentary and portfolio performance	Portfolio of investments
Lifestyle Aggressive MVP	4	11
Lifestyle Growth MVP	5	11
Lifestyle Balanced MVP	6	12
Lifestyle Moderate MVP	7	12
Lifestyle Conservative MVP	8	13

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each Lifestyle MVP of John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gain distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2015. The views expressed are those of the portfolio managers as of December 31, 2015, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the FDIC; are not deposits or other obligations of, or guaranteed by, banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the Trust prospectus.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. Barclays is a registered trademark of Barclays Bank PLC. None of the Lifestyle MVP is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in any Lifestyle MVP.

3

Lifestyle Aggressive MVP

Subadvisors: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management) (US));John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management (North America))
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Steve Medina, CFA*, Nathan Thooft, CFA
* Retired 1-1-16

INVESTMENT OBJECTIVE & POLICIES  >  The trust’s investment objective is to seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The trust operates as a fund of funds and primarily invests in equity funds. The trust also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 100%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	47.5
Large Blend	14.2
International Large Cap	11.6
Emerging Markets	7.0
U.S. Mid Cap	6.0
International Small Cap	4.1
U.S. Small Cap	3.5
Real Estate	2.0
Small Value	0.6
Total Equity Asset Allocation	96.5
Short-term investments and other	3.5

*	As a percentage of total net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the JHVIT Lifestyle Aggressive MVP Trust Series I shares declined 5.85% and the benchmark, a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index, returned 0.26%.

Environment  >   The capital market environment over the past year continued to keep investors on their toes. Equity markets had a bumpy ride in 2015. Volatility increased due to a number of factors including concerns over China and other emerging markets, worries of Greece exiting the European Union, continued strength in the U.S. dollar, higher bond yields, and falling commodity prices. Diverging central bank policy did not help in lowering volatility. The European Central Bank continued to ease as did the Bank of Japan, while speculation as to when the U.S. Federal Reserve (Fed) would hike rates kept central banks in the headlines. The Fed did in fact raise interest rates in December for the first time in nine years.

For the year ended December 31, 2015, major equity markets saw wide performance dispersion as the S&P 500 Index finished slightly positive while international developed markets were slightly negative and emerging markets were down over 14%, as measured by MSCI indexes. Core bonds were relatively flat over the period, as the Barclays U.S. Aggregate Bond Index gained 0.55%. As with equities, the 10-year U.S. Treasury also exhibited volatility, falling to 2.27% and hitting a low of 1.68% on January 30, 2015. Credit-oriented sectors trailed core bonds, in part due to widening credit spreads on the back of global growth and falling oil prices.

The Lifestyle Aggressive MVP’s holdings in equity and fixed income are global and multi-sector in nature, a key element of our diversification strategy. Within equities, allocations to U.S. equities, particularly within the large growth category, were additive. Contributions were offset by allocations to international developed and emerging market equities. Manager selection relative to the blended benchmark served as a modest drag to overall relative results. However, growth managers performed particularly well outperforming the broad equity market. A few such as Blue Chip Growth (T. Rowe Price) and Capital Appreciation (Jennison) also outpaced the Russell 1000 Growth Index.

Lifestyle Aggressive MVP has implemented a managed volatility program that seeks to keep volatility within a specified range and to protect against the risk of a significant equity market decline by adjusting the portfolio’s equity exposure in response to market conditions. A risk of such a managed volatility program is that these volatility based adjustments will also tend to limit participation in sharply rising equity markets where there is higher volatility. Given the recent instances of equity market declines followed by sharply rising equity markets and significant levels of market volatility, the managed volatility program has detracted from fund performance by limiting the levels of exposure to equity markets. Nonetheless, the portfolio managers believe that the effect of the program on performance was generally consistent with the impact to be expected in these types of market circumstances.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Lifestyle Aggressive MVP Series I	–5.85%	5.69%	4.24%	31.90%	51.45%
Lifestyle Aggressive MVP Series II	–6.05%	5.50%	4.03%	30.68%	48.50%
Lifestyle Aggressive MVP Series NAV	–5.79%	5.77%	4.29%	32.35%	52.26%
S&P 500 Index[2,4]	1.38%	12.57%	7.31%	80.75%	102.42%
Blended Index[3,4]	0.26%	9.75%	6.27%	59.24%	83.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	Blended Index is composed of 70% Russell 3000 Index and 30% MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

4

Lifestyle Growth MVP

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Steve Medina, CFA*, Nathan Thooft, CFA
* Retired 1-1-16

INVESTMENT OBJECTIVE & POLICIES  >  The trust’s investment objective is to seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The trust operates as a fund of funds and invests in both equity funds and fixed-income funds. The trust also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 77%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	33.7
U.S. Large Cap	21.5
International Large Cap	5.3
Emerging Markets	3.3
U.S. Mid Cap	2.8
U.S. Small Cap	2.7
International Small Cap	1.9
Small Value	0.6
Total Equity Asset Allocation	71.8

Fixed Income Asset Allocation	% of Total
Intermediate Bond	19.8
Multi-Sector Bond	4.3
Global Bond	1.2
Short-Term Bond	0.4
Total Fixed Income Asset Allocation	25.7

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.4
Short-term investments and other	2.1

*	As a percentage of total net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the JHVIT Lifestyle Growth MVP Trust Series I shares declined 4.53% and the benchmark, a blend of 49% Russell 3000 Index, 30% Barclays U.S. Aggregate Bond Index, and 21% MSCI EAFE Index, returned 0.55%.

Environment  >  The capital market environment over the past year continued to keep investors on their toes. Equity markets had a bumpy ride in 2015. Volatility increased due to a number of factors including concerns over China and other emerging markets, worries of Greece exiting the European Union, continued strength in the U.S. dollar, higher bond yields, and falling commodity prices. Diverging central bank policy did not help in lowering volatility. The European Central Bank continued to ease as did the Bank of Japan, while speculation as to when the U.S. Federal Reserve Board (Fed) would hike rates kept central banks in the headlines. The Fed did in fact raise interest rates in December for the first time in nine years.

For the year ended December 31, 2015, major equity markets saw wide performance dispersion as the S&P 500 Index finished slightly positive while international developed markets were slightly negative and emerging markets were down over 14%, as measured by MSCI indexes. Core bonds were relatively flat over the period, as the Barclays U.S. Aggregate Bond Index gained 0.55%. As with equities, the 10-year U.S. Treasury also exhibited volatility falling to 2.27% and hitting a low of 1.68% on January 30, 2015. Credit-oriented sectors trailed core bonds in part due to widening credit spreads on the back of global growth and falling oil prices.

The Lifestyle Growth MVP’s holdings in equity and fixed income are global and multi-sector in nature, a key element of our diversification strategy. Within equities, allocations to U.S. equities, particularly within the large growth category, were additive. Contributions were offset by allocations to international developed and emerging market equities. Within fixed income, an allocation to non-U.S. dollar denominated bonds was a headwind to relative performance. Allocations within absolute return were positive in 2015, outperforming core bonds and helping to reduce volatility in the portfolio. Manager selection relative to the blended benchmark served as a modest drag to overall relative results. However, growth managers performed particularly well outperforming the broad equity market. A few such as Blue Chip Growth (T. Rowe Price) and Capital Appreciation (Jennison) also outpaced the Russell 1000 Growth Index.

The Lifestyle Growth MVP has implemented a managed volatility program that seeks to keep volatility within a specified range and to protect against the risk of a significant equity market decline by adjusting the portfolio’s equity exposure in response to market conditions. A risk of such a managed volatility program is that these volatility based adjustments will also tend to limit participation in sharply rising equity markets where there is higher volatility. Given the recent instances of equity market declines followed by sharply rising equity markets and significant levels of market volatility, the managed volatility program has accordingly detracted from fund performance by limiting the levels of exposure to equity markets. Although the managed volatility program detracted from performance for these reasons, the portfolio managers believe that the effect of the program on performance was generally consistent with the impact to be expected in these types of market circumstances.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Lifestyle Growth MVP Series I	–4.53%	5.45%	4.28%	30.41%	52.00%
Lifestyle Growth MVP Series II	–4.81%	5.23%	4.06%	29.01%	48.92%
Lifestyle Growth MVP Series NAV	–4.55%	5.50%	4.33%	30.71%	52.73%
S&P 500 Index[2,6]	1.38%	12.57%	7.31%	80.75%	102.42%
Barclays U.S. Aggregate Bond Index[3,6]	0.55%	3.25%	4.51%	17.32%	55.52%
Blended Index 1[4,6]	1.34%	9.87%	6.73%	60.07%	91.75%
Blended Index 2[5,6]	0.55%	7.95%	6.03%	46.62%	79.67%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	Blended Index 1 is composed of 70% S&P 500 Index and 30% Barclays U.S. Aggregate Bond Index.

5	Blended Index 2 is composed of 49% Russell 3000 Index, 30% Barclays U.S. Aggregate Bond Index, 21% MSCI EAFE Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

5

Lifestyle Balanced MVP

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Steve Medina, CFA*, Nathan Thooft, CFA
*  Retired 1-1-16

INVESTMENT OBJECTIVE & POLICIES  >  The trust’s investment objective is to seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The trust operates as a fund of funds and invests in both equity funds and fixed-income funds. The trust also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 55%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	23.6
U.S. Large Cap	14.5
International Large Cap	3.5
U.S. Mid Cap	2.8
Emerging Markets	2.6
U.S. Small Cap	1.7
International Small Cap	1.3
Small Value	0.6
Total Equity Asset Allocation	50.6

Fixed Income Asset Allocation	% of Total
Intermediate Bond	38.1
Multi-Sector Bond	7.2
Global Bond	2.0
Short-Term Bond	0.7
Total Fixed Income Asset Allocation	48.0

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.4
Short-term investments and other	1.0

*	As a percentage of total net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the JHVIT Lifestyle Balanced MVP Trust Series I shares declined 2.25% and the benchmark, a blend of 50% Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index, returned 0.64%.

Environment  >  The capital market environment over the past year continued to keep investors on their toes. Equity markets had a bumpy ride in 2015. Volatility increased due to a number of factors including concerns over China and other emerging markets, worries of Greece exiting the European Union, continued strength in the U.S. dollar, higher bond yields, and falling commodity prices. Diverging central bank policy did not help in lowering volatility. The European Central Bank continued to ease as did the Bank of Japan, while speculation as to when the U.S. Federal Reserve Board (Fed) would hike rates kept central banks in the headlines. The Fed did in fact raise interest rates in December for the first time in nine years.

For the year ended December 31, 2015, major equity markets saw wide performance dispersion as the S&P 500 Index finished slightly positive while international developed markets were slightly negative and emerging markets were down over 14%, as measured by MSCI indexes. Core bonds were relatively flat over the period, as the Barclays U.S. Aggregate Bond Index gained 0.55%. As with equities, the 10-year U.S. Treasury also exhibited volatility falling to 2.27% and hitting a low of 1.68% on January 30, 2015. Credit-oriented sectors trailed core bonds in part due to widening credit spreads on the back of global growth and falling oil prices.

The Lifestyle Balanced MVP’s holdings in equity and fixed income are global and multi-sector in nature, a key element of our diversification strategy. Within equities, allocations to U.S. equities, particularly within the large growth category, were additive. Contributions were offset by allocations to international developed and emerging market equities. Within fixed income, an allocation to non-U.S. dollar denominated bonds was a headwind to relative performance. Allocations within absolute return were positive in 2015, outperforming core bonds and helping to reduce volatility in the portfolio. Manager selection relative to the blended benchmark served as a modest drag to overall relative results. However, growth managers performed particularly well outperforming the broad equity market. A few such as Blue Chip Growth (T. Rowe Price) and Capital Appreciation (Jennison) also outpaced the Russell 1000 Growth Index.

The Lifestyle Balanced MVP has implemented a managed volatility program that seeks to keep volatility within a specified range and to protect against the risk of a significant equity market decline by adjusting the portfolio’s equity exposure in response to market conditions. A risk of such a managed volatility program is that these volatility based adjustments will also tend to limit participation in sharply rising equity markets where there is higher volatility. Given the recent instances of equity market declines followed by sharply rising equity markets and significant levels of market volatility, the managed volatility program has accordingly detracted from fund performance by limiting the levels of exposure to equity markets. Although the managed volatility program detracted from performance for these reasons, the portfolio managers believe that the effect of the program on performance was generally consistent with the impact to be expected in these types of circumstances.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Lifestyle Balanced MVP Series I	–2.25%	5.29%	4.54%	29.42%	55.93%
Lifestyle Balanced MVP Series II	–2.39%	5.09%	4.33%	28.19%	52.83%
Lifestyle Balanced MVP Series NAV	–2.20%	5.34%	4.59%	29.68%	56.67%
S&P 500 Index[2,6]	1.38%	12.57%	7.31%	80.75%	102.42%
Barclays U.S. Aggregate Bond Index[3,6]	0.55%	3.25%	4.51%	17.32%	55.52%
Blended Index 1[4,6]	1.21%	8.02%	6.22%	47.05%	82.75%
Blended Index 2[5,6]	0.64%	6.68%	5.74%	38.16%	74.71%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	Blended Index 1 is composed of 50% S&P 500 Index and 50% Barclays U.S. Aggregate Bond Index.

5	Blended Index 2 is composed of 50% Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, 15% MSCI EAFE Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

6

Lifestyle Moderate MVP

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Steve Medina, CFA*, Nathan Thooft, CFA
* Retired 1-1-16

INVESTMENT OBJECTIVE & POLICIES  >  The trust’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The trust operates as a fund of funds and invests in both equity funds and fixed-income funds. The trust also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 44%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	18.5
U.S. Large Cap	8.4
International Large Cap	4.4
U.S. All Cap	3.1
U.S. Mid Cap	1.8
International Small Cap	1.4
U.S. Small Cap	1.4
Small Value	0.5
Total Equity Asset Allocation	39.5

Fixed Income Asset Allocation	% of Total
Intermediate Bond	47.0
Multi-Sector Bond	8.8
Global Bond	2.5
Short-Term Bond	0.8
Total Fixed Income Asset Allocation	59.1

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.6
Short-term investments and other	0.8

*	As a percentage of total net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the JHVIT Lifestyle Moderate MVP Trust Series I shares declined 0.91% and the benchmark, a blend of 60% Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, and 12% MSCI EAFE Index, returned 0.66%.

Environment  >  The capital market environment over the past year continued to keep investors on their toes. Equity markets had a bumpy ride in 2015. Volatility increased due to a number of factors including concerns over China and other emerging markets, worries of Greece exiting the European Union, continued strength in the U.S. dollar, higher bond yields, and falling commodity prices. Diverging central bank policy did not help in lowering volatility. The European Central Bank continued to ease as did the Bank of Japan, while speculation as to when the U.S. Federal Reserve Board (Fed) would hike rates kept central banks in the headlines. The Fed did in fact raise interest rates in December for the first time in nine years.

For the year ended December 31, 2015, major equity markets saw wide performance dispersion as the S&P 500 Index finished slightly positive while international developed markets were slightly negative and emerging markets were down over 14%, as measured by MSCI indexes. Core bonds were relatively flat over the period, as the Barclays U.S. Aggregate Bond Index gained 0.55%. As with equities, the 10-year U.S. Treasury also exhibited volatility falling to 2.27% and hitting a low of 1.68% on January 30, 2015. Credit-oriented sectors trailed core bonds in part due to widening credit spreads on the back of global growth and falling oil prices.

The Lifestyle Moderate MVP’s holdings in equity and fixed income are global and multi-sector in nature, a key element of our diversification strategy. Within equities, allocations to U.S. equities, particularly within large growth category, were additive. Contributions were offset by allocations to international developed and emerging market equities. Within fixed income, an allocation to non-U.S. dollar denominated bonds was a headwind to relative performance. Allocations within absolute return were positive in 2015, outperforming core bonds and helping to reduce volatility in the portfolio. Manager selection relative to the blended benchmark served as a modest drag to overall relative results. However, growth managers performed particularly well outperforming the broad equity market. A few such as Blue Chip Growth (T. Rowe Price) and Capital Appreciation (Jennison) also outpaced the Russell 1000 Growth Index.

The Lifestyle Moderate MVP has implemented a managed volatility program that seeks to keep volatility within a specified range and to protect against the risk of a significant equity market decline by adjusting the portfolio’s equity exposure in response to market conditions. A risk of such a managed volatility program is that these volatility based adjustments will also tend to limit participation in sharply rising equity markets where there is higher volatility. Given the recent instances of equity market declines followed by sharply rising equity markets and significant levels of market volatility, the managed volatility program has accordingly detracted from fund performance by limiting the levels of exposure to equity markets. Although the managed volatility program detracted from performance for these reasons, the portfolio managers believe that the effect of the program on performance was generally consistent with the impact to be expected in these types of market circumstances.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Lifestyle Moderate MVP Series I	–0.91%	5.35%	4.87%	29.79%	60.84%
Lifestyle Moderate MVP Series II	–1.12%	5.14%	4.65%	28.46%	57.56%
Lifestyle Moderate MVP Series NAV	–0.86%	5.40%	4.92%	30.08%	61.67%
S&P 500 Index[2,6]	1.38%	12.57%	7.31%	80.75%	102.42%
Barclays U.S. Aggregate Bond Index[3,6]	0.55%	3.25%	4.51%	17.32%	55.52%
Blended Index 1[4,6]	1.12%	7.08%	5.92%	40.77%	77.78%
Blended Index 2[5,6]	0.66%	6.02%	5.55%	33.95%	71.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	Blended Index 1 is composed of 40% S&P 500 Index and 60% Barclays U.S. Aggregate Bond Index.

5	Blended Index 2 is composed of 60% Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, 12% MSCI EAFE Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

7

Lifestyle Conservative MVP

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Steve Medina, CFA*, Nathan Thooft, CFA
* Retired 1-1-16

INVESTMENT OBJECTIVE & POLICIES  >  The trust’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The trust operates as a fund of funds and invests in both equity funds and fixed-income funds. The trust also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The trust’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 22%.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	8.1
U.S. Large Cap	3.7
International Large Cap	2.7
U.S. All Cap	2.3
U.S. Mid Cap	1.2
Small Value	0.8
U.S. Small Cap	0.5
International Small Cap	0.4
Total Equity Asset Allocation	19.7

Fixed Income Asset Allocation	% of Total
Intermediate Bond	62.3
Multi-Sector Bond	11.6
Global Bond	3.3
Short-Term Bond	1.1
Total Fixed Income Asset Allocation	78.3

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.7
Short-term investments and other	1.3

*	As a percentage of total net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2015, the JHVIT Lifestyle Conservative MVP Trust Series I shares returned 0.05% and the benchmark, a blend of 80% Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index, returned 0.64%.

Environment  >  The capital market environment over the past year continued to keep investors on their toes. Equity markets had a bumpy ride in 2015. Volatility increased due to a number of factors including concerns over China and other emerging markets, worries of Greece exiting the European Union, continued strength in the U.S. dollar, higher bond yields, and falling commodity prices. Diverging central bank policy did not help in lowering volatility. The European Central Bank continued to ease as did the Bank of Japan, while speculation as to when the U.S. Federal Reserve Board (Fed) would hike rates kept central banks in the headlines. The Fed did in fact raise interest rates in December for the first time in nine years.

For the year ended December 31, 2015, major equity markets saw wide performance dispersion as the S&P 500 Index finished slightly positive while international developed markets were slightly negative and emerging markets were down over 14%, as measured by MSCI indexes. Core bonds were relatively flat over the period, as the Barclays U.S. Aggregate Bond Index gained 0.55%. As with equities, the 10-year U.S. Treasury also exhibited volatility falling to 2.27% and hitting a low of 1.68% on January 30, 2015. Credit-oriented sectors trailed core bonds in part due to widening credit spreads on the back of global growth and falling oil prices.

The Lifestyle Conservative MVP’s holdings in equity and fixed income are global and multi-sector in nature, a key element of our diversification strategy. Within equities, allocations to U.S. equities, particularly within large growth category, were additive. Contributions were offset by allocations to international developed and emerging market equities. Within fixed income, an allocation to non-U.S. dollar denominated bonds was a headwind to relative performance. Allocations within absolute return were positive in 2015, outperforming core bonds and helping to reduce volatility in the portfolio. Manager selection relative to the blended benchmark served as a modest drag to overall relative results. However, growth managers performed particularly well outperforming the broad equity market. A few such as Blue Chip Growth (T. Rowe Price) and Capital Appreciation (Jennison) also outpaced the Russell 1000 Growth Index.

The Lifestyle Conservative MVP has implemented a managed volatility program that seeks to keep volatility within a specified range and to protect against the risk of a significant equity market decline by adjusting the portfolio’s equity exposure in response to market conditions. The managed volatility program was modestly additive, and generally performed as expected given market conditions.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2015	1-year	5-year	10-year	5-year	10-year
Lifestyle Conservative MVP Series I	0.05%	4.30%	4.69%	23.44%	58.17%
Lifestyle Conservative MVP Series II	–0.15%	4.10%	4.48%	22.26%	55.01%
Lifestyle Conservative MVP Series NAV	0.18%	4.36%	4.74%	23.80%	58.94%
S&P 500 Index[2,6]	1.38%	12.57%	7.31%	80.75%	102.42%
Barclays U.S. Aggregate Bond Index[3,6]	0.55%	3.25%	4.51%	17.32%	55.52%
Blended Index 1[4,6]	0.87%	5.18%	5.27%	28.72%	67.05%
Blended Index 2[5,6]	0.64%	4.66%	5.08%	25.58%	64.21%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	Blended Index 1 is composed of 20% S&P 500 Index and 80% Barclays U.S. Aggregate Bond Index.

5	Blended Index 2 is composed of 80% Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, 6% MSCI EAFE Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

8

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of a John Hancock Variable Insurance Trust Lifestyle MVP, you incur ongoing costs, such as management fees, distribution and service (Rule 12b-1) fees and other expenses. In addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1] 7/1/2015– 12/31/2015	Annualized Expense Ratio[2]
Lifestyle Aggressive MVP
Series I — Actual	$1,000.00	$933.70	$0.49	0.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Series II — Actual	1,000.00	932.50	1.46	0.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series NAV — Actual	1,000.00	934.30	0.24	0.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Lifestyle Growth MVP
Series I — Actual	$1,000.00	$947.30	$0.49	0.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Series II — Actual	1,000.00	945.20	1.47	0.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series NAV — Actual	1,000.00	946.50	0.25	0.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.26	0.05%
Lifestyle Balanced MVP
Series I — Actual	$1,000.00	$962.20	$0.45	0.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%
Series II — Actual	1,000.00	961.50	1.43	0.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
Series NAV — Actual	1,000.00	962.10	0.20	0.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%

9

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expenses Paid During Period[1] 7/1/2015– 12/31/2015	Annualized Expense Ratio[2]
Lifestyle Moderate MVP
Series I — Actual	$1,000.00	$975.50	$0.45	0.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%
Series II — Actual	1,000.00	974.00	1.44	0.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
Series NAV — Actual	1,000.00	975.20	0.20	0.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%
Lifestyle Conservative MVP
Series I — Actual	$1,000.00	$991.50	$0.45	0.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%
Series II — Actual	1,000.00	991.10	1.46	0.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
Series NAV — Actual	1,000.00	992.80	0.20	0.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	The portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period Ended	Lifestyle Aggressive MVP	Lifestyle Growth MVP	Lifestyle Balanced MVP	Lifestyle Conservative MVP	Lifestyle Moderate MVP
12/31/2015	0.53%–1.08%	0.53%–1.09%	0.53%–1.09%	0.53%–1.09%	0.53%–1.09%

10

John Hancock Variable Insurance Trust

Portfolio of investments — December 31, 2015 (showing percentage of total net assets)

Lifestyle Aggressive MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 96.5%
Equity - 96.5%
All Cap Core, Series NAV (QS Investors)	401,867	$11,159,853
Alpha Opportunities, Series NAV (Wellington)	2,445,209	26,775,040
Blue Chip Growth, Series NAV (T. Rowe Price)	876,464	28,441,262
Capital Appreciation, Series NAV (Jennison)	1,648,100	23,287,647
Emerging Markets Value, Series NAV (DFA)	3,822,159	26,869,774
Equity Income, Series NAV (T. Rowe Price)	2,387,939	37,586,168
Fundamental Large Cap Value, Series NAV (JHAM) (A)(1)	2,177,306	37,340,796
International Core, Series NAV (GMO)	2,238,390	21,510,925
International Growth Opportunities, Series NAV (Baillie Gifford)	697,206	8,394,363
International Growth Stock, Series NAV (Invesco)	983,870	15,653,378
International Value, Series NAV (Templeton)	2,071,043	23,299,237
Mid Cap Stock, Series NAV (Wellington)	890,291	13,639,260
Mid Value, Series NAV (T. Rowe Price)	875,210	9,338,488
Real Estate Securities, Series NAV (Deutsche)	426,949	7,672,266
Small Cap Growth, Series NAV (Wellington)	399,371	3,470,533
Small Cap Opportunities, Series NAV (DFA/Invesco)	170,344	4,876,936
Small Cap Value, Series NAV (Wellington)	119,594	2,421,775
Small Company Growth, Series NAV (Invesco)	86,217	2,333,027
Small Company Value, Series NAV (T. Rowe Price)	142,098	2,790,796
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	1,223,888	19,692,362
Strategic Growth, Class NAV (JHAM) (A)(1)	1,489,933	23,287,647
U.S. Equity, Series NAV (GMO)	1,167,917	22,318,903
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $367,562,382)		$372,160,436
SHORT-TERM INVESTMENTS - 0.6%
Commercial paper - 0.4%
John Deere Canada ULC 0.420%, 01/13/2016*	$405,000	404,963
National Rural Utilities Cooperative Finance Corp. 0.430%, 01/19/2016*	370,000	369,920
Telstra Corp., Ltd. 0.350%, 01/11/2016*	345,000	344,966
Wal-Mart Stores, Inc. 0.330%, 01/11/2016*	400,000	399,977
U.S. Treasury Notes - 0.2%
U.S. Treasury Notes
0.375%, 04/30/2016	250,000	249,970
3.250%, 05/31/2016	500,000	505,737
TOTAL SHORT-TERM INVESTMENTS (Cost $2,276,130)		$2,275,533
Total Investments (Lifestyle Aggressive MVP) (Cost $369,838,512) - 97.1%		$374,435,969
Other assets and liabilities, net - 2.9%		11,165,874
TOTAL NET ASSETS - 100.0%		$385,601,843

Lifestyle Growth MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 97.9%
Equity - 71.8%
All Cap Core, Series NAV (QS Investors)	4,064,879	$112,881,686
Alpha Opportunities, Series NAV (Wellington)	34,258,666	375,132,393
Blue Chip Growth, Series NAV (T. Rowe Price)	9,976,068	323,723,406
Capital Appreciation, Series NAV (Jennison)	20,494,383	289,585,626
Emerging Markets Value, Series NAV (DFA)	49,337,536	346,842,878
Equity Income, Series NAV (T. Rowe Price)	29,400,397	462,762,253
Fundamental Large Cap Value, Series NAV (JHAM) (A)(1)	25,571,607	438,553,063
International Core, Series NAV (GMO)	27,132,349	260,741,878
International Growth Opportunities, Series NAV (Baillie Gifford)	9,421,233	113,431,649
International Growth Stock, Series NAV (Invesco)	12,326,422	196,113,377
International Value, Series NAV (Templeton)	26,373,147	296,697,901
Mid Cap Stock, Series NAV (Wellington)	9,487,165	145,343,363
Mid Value, Series NAV (T. Rowe Price)	13,699,973	146,178,717
Small Cap Growth, Series NAV (Wellington)	8,187,998	71,153,703
Small Cap Opportunities, Series NAV (DFA/Invesco)	2,156,254	61,733,566
Small Cap Value, Series NAV (Wellington)	2,941,638	59,568,166
Small Company Growth, Series NAV (Invesco)	2,235,003	60,479,168
Small Company Value, Series NAV (T. Rowe Price)	4,442,137	87,243,571
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	189,875,971	3,055,104,370
Strategic Growth, Class NAV (JHAM) (A)(1)	18,499,354	289,144,906
U.S. Equity, Series NAV (GMO)	18,231,867	348,410,987
Fixed income - 25.7%
Bond, Series NAV (JHAM) (A)(1)	121,139,144	1,609,939,224
Core Bond, Series NAV (Wells Capital)	19,965,892	258,757,959
Global Bond, Series NAV (PIMCO)	10,678,964	125,477,830
New Income, Series NAV (T. Rowe Price)	35,430,565	447,488,036
Short Term Government Income, Series NAV (JHAM) (A)(1)	3,036,825	37,201,111
Total Return, Class NAV (PIMCO)	16,377,590	216,184,182
Alternative - 0.4%
Global Conservative Absolute Return, Class NAV (Standard Life)	3,982,705	38,751,719
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $9,468,596,338)		$10,274,626,688
SHORT-TERM INVESTMENTS - 1.0%
Commercial paper - 0.1%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.400%, 01/12/2016*	$4,145,000	4,144,492
John Deere Canada ULC 0.420%, 01/13/2016*	6,055,000	6,054,453
National Rural Utilities Cooperative Finance Corp. 0.430%, 01/19/2016*	6,065,000	6,063,696
U.S. Treasury Notes - 0.4%
U.S. Treasury Notes
0.375%, 04/30/2016	14,000,000	13,998,306
2.000%, 01/31/2016	4,550,000	4,556,375
2.125%, 02/29/2016	13,000,000	13,038,636
2.375%, 03/31/2016	11,543,000	11,600,542

11

The accompanying notes are an integral part of the financial statements.

Lifestyle Growth MVP (continued)

	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS - (continued)
Money market funds - 0.5%
State Street Institutional U.S. Government Money Market Fund, 0.0891% (Y)	$47,973,235	$47,973,235
TOTAL SHORT-TERM INVESTMENTS (Cost $107,486,653)		$107,429,735
Total Investments (Lifestyle Growth MVP) (Cost $9,576,082,991) - 98.9%		$10,382,056,423
Other assets and liabilities, net - 1.1%		115,422,413
TOTAL NET ASSETS - 100.0%		$10,497,478,836

Lifestyle Balanced MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 99.0%
Equity - 50.6%
All Cap Core, Series NAV (QS Investors)	3,061,862	$85,027,918
Alpha Opportunities, Series NAV (Wellington)	19,206,889	210,315,431
Blue Chip Growth, Series NAV (T. Rowe Price)	5,376,443	174,465,575
Capital Appreciation, Series NAV (Jennison)	11,127,125	157,226,276
Emerging Markets Value, Series NAV (DFA)	32,008,643	225,020,760
Equity Income, Series NAV (T. Rowe Price)	16,311,628	256,745,029
Fundamental Large Cap Value, Series NAV (JHAM) (A)(1)	13,491,557	231,380,201
International Core, Series NAV (GMO)	14,901,160	143,200,143
International Growth Opportunities, Series NAV (Baillie Gifford)	4,873,885	58,681,572
International Growth Stock, Series NAV (Invesco)	6,734,683	107,148,801
International Value, Series NAV (Templeton)	13,774,489	154,963,000
Mid Cap Stock, Series NAV (Wellington)	7,725,698	118,357,698
Mid Value, Series NAV (T. Rowe Price)	11,060,590	118,016,491
Small Cap Growth, Series NAV (Wellington)	5,296,234	46,024,273
Small Cap Value, Series NAV (Wellington)	2,396,722	48,533,625
Small Company Growth, Series NAV (Invesco)	1,467,891	39,721,133
Small Company Value, Series NAV (T. Rowe Price)	2,902,398	57,003,098
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	108,729,299	1,749,454,419
Strategic Growth, Class NAV (JHAM) (A)(1)	10,043,954	156,986,994
U.S. Equity, Series NAV (GMO)	8,804,189	168,248,047
Fixed income - 48.0%
Bond, Series NAV (JHAM) (A)(1)	194,497,305	2,584,869,188
Core Bond, Series NAV (Wells Capital)	27,292,948	353,716,609
Global Bond, Series NAV (PIMCO)	14,712,998	172,877,724
New Income, Series NAV (T. Rowe Price)	48,534,784	612,994,318
Short Term Government Income, Series NAV (JHAM) (A)(1)	4,835,832	59,238,947
Total Return, Class NAV (PIMCO)	22,569,076	297,911,804
Alternative - 0.4%
Global Conservative Absolute Return, Class NAV (Standard Life)	3,715,472	36,151,543
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $8,117,658,629)		$8,424,280,617
SHORT-TERM INVESTMENTS - 0.8%
Commercial paper - 0.1%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.400%, 01/12/2016*	$2,950,000	$2,949,638
John Deere Canada ULC 0.420%, 01/13/2016*	2,600,000	2,599,765
National Rural Utilities Cooperative Finance Corp. 0.430%, 01/19/2016*	2,740,000	2,739,411
Sumitomo Mitsui Trust Bank, Ltd. 0.420%, 01/29/2016*	3,105,000	3,103,986
U.S. Treasury Notes - 0.4%
U.S. Treasury Notes
0.375%, 04/30/2016	3,000,000	2,999,637
2.000%, 01/31/2016	5,604,000	5,611,851
2.125%, 02/29/2016	6,725,000	6,744,987
2.375%, 03/31/2016	7,354,000	7,390,660
3.250%, 05/31/2016	6,000,000	6,068,844
Money market funds - 0.3%
State Street Institutional U.S. Government Money Market Fund, 0.0891% (Y)	26,621,784	26,621,784
TOTAL SHORT-TERM INVESTMENTS (Cost $66,921,996)		$66,830,563
Total Investments (Lifestyle Balanced MVP) (Cost $8,184,580,625) - 99.8%		$8,491,111,180
Other assets and liabilities, net - 0.2%		17,474,647
TOTAL NET ASSETS - 100.0%		$8,508,585,827

Lifestyle Moderate MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 99.2%
Equity - 39.5%
Alpha Opportunities, Series NAV (Wellington)	4,200,090	$45,990,991
Blue Chip Growth, Series NAV (T. Rowe Price)	1,445,876	46,918,672
Capital Appreciation, Series NAV (Jennison)	1,623,235	22,936,304
Equity Income, Series NAV (T. Rowe Price)	5,893,876	92,769,611
Fundamental All Cap Core, Series NAV (JHAM) (A)(1)	5,199,523	76,484,979
International Core, Series NAV (GMO)	5,327,087	51,193,307
International Growth Opportunities, Series NAV (Baillie Gifford)	1,580,964	19,034,804
International Growth Stock, Series NAV (Invesco)	2,204,296	35,070,346
International Value, Series NAV (Templeton)	5,255,245	59,121,501
Mid Cap Stock, Series NAV (Wellington)	1,504,592	23,050,346
Mid Value, Series NAV (T. Rowe Price)	2,163,417	23,083,655
Small Cap Growth, Series NAV (Wellington)	1,309,393	11,378,628
Small Cap Value, Series NAV (Wellington)	623,699	12,629,904
Small Company Growth, Series NAV (Invesco)	338,856	9,169,432
Small Company Value, Series NAV (T. Rowe Price)	704,310	13,832,657
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	24,808,797	399,173,549
Strategic Growth, Class NAV (JHAM) (A)(1)	1,465,598	22,907,296
U.S. Equity, Series NAV (GMO)	1,228,620	23,478,927
Fixed income - 59.1%
Bond, Series NAV (JHAM) (A)(1)	70,877,560	941,962,767
Core Bond, Series NAV (Wells Capital)	9,827,883	127,369,368

12

The accompanying notes are an integral part of the financial statements.

Lifestyle Moderate MVP (continued)

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES - (continued)
Fixed income - (continued)
Global Bond, Series NAV (PIMCO)	5,215,191	$61,278,493
New Income, Series NAV (T. Rowe Price)	17,447,688	220,364,303
Short Term Government Income, Series NAV (JHAM) (A)(1)	1,604,648	19,656,933
Total Return, Class NAV (PIMCO)	8,064,383	106,449,855
Alternative - 0.6%
Global Conservative Absolute Return, Class NAV (Standard Life)	1,446,937	14,078,693
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $2,439,836,496)		$2,479,385,321
SHORT-TERM INVESTMENTS - 0.7%
Commercial paper - 0.1%
John Deere Canada ULC 0.420%, 01/13/2016*	$1,110,000	1,109,900
Telstra Corp., Ltd. 0.350%, 01/11/2016*	950,000	949,906
U.S. Treasury Notes - 0.4%
U.S. Treasury Notes
0.375%, 04/30/2016	2,300,000	2,299,722
2.000%, 01/31/2016	2,367,000	2,370,314
2.125%, 02/29/2016	2,181,000	2,187,482
2.375%, 03/31/2016	1,653,000	1,661,240
3.250%, 05/31/2016	2,000,000	2,022,948
Money market funds - 0.2%
State Street Institutional U.S. Government Money Market Fund, 0.0891% (Y)	4,492,209	4,492,209
TOTAL SHORT-TERM INVESTMENTS (Cost $17,125,949)		$17,093,721
Total Investments (Lifestyle Moderate MVP) (Cost $2,456,962,445) - 99.9%		$2,496,479,042
Other assets and liabilities, net - 0.1%		3,571,514
TOTAL NET ASSETS - 100.0%		$2,500,050,556

Lifestyle Conservative MVP

	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 98.7%
Equity - 19.7%
Blue Chip Growth, Series NAV (T. Rowe Price)	576,592	$18,710,420
Capital Appreciation, Series NAV (Jennison)	727,030	10,272,937
Equity Income, Series NAV (T. Rowe Price)	1,846,600	29,065,484
Fundamental All Cap Core, Series NAV (JHAM) (A)(1)	2,475,435	36,413,649
International Core, Series NAV (GMO)	2,155,622	20,715,524
International Growth Opportunities, Series NAV (Baillie Gifford)	307,476	3,702,015
International Growth Stock, Series NAV (Invesco)	375,622	5,976,141
International Value, Series NAV (Templeton)	1,961,020	22,061,473
Mid Cap Stock, Series NAV (Wellington)	616,990	9,452,292
Mid Value, Series NAV (T. Rowe Price)	885,528	9,448,587
Small Cap Growth, Series NAV (Wellington)	872,080	7,578,376
Small Cap Value, Series NAV (Wellington)	607,738	12,306,703
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	7,713,094	124,103,688
Fixed income - 78.3%
Bond, Series NAV (JHAM) (A)(1)	59,021,144	784,391,009
Core Bond, Series NAV (Wells Capital)	8,107,078	105,067,727
AFFILIATED INVESTMENT COMPANIES - (continued)
Fixed income - (continued)
Global Bond, Series NAV (PIMCO)	4,451,872	$52,309,499
New Income, Series NAV (T. Rowe Price)	14,482,953	182,919,695
Short Term Government Income, Series NAV (JHAM) (A)(1)	1,408,136	17,249,668
Total Return, Class NAV (PIMCO)	6,729,502	88,829,422
Alternative - 0.7%
Global Conservative Absolute Return, Class NAV (Standard Life)	1,215,051	11,822,445
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,600,617,220)		$1,552,396,754
SHORT-TERM INVESTMENTS - 0.9%
Commercial paper - 0.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.400%, 01/12/2016*	$905,000	904,889
John Deere Canada ULC 0.420%, 01/13/2016*	830,000	829,925
National Rural Utilities Cooperative Finance Corp. 0.430%, 01/19/2016*	825,000	824,823
Sumitomo Mitsui Trust Bank, Ltd. 0.420%, 01/29/2016*	895,000	894,708
Telstra Corp., Ltd. 0.350%, 01/11/2016*	705,000	704,930
U.S. Treasury Notes - 0.6%
U.S. Treasury Notes
0.375%, 04/30/2016	1,800,000	1,799,782
2.000%, 01/31/2016	1,943,000	1,945,722
2.125%, 02/29/2016	1,404,000	1,408,173
2.375%, 03/31/2016	1,924,000	1,933,591
3.250%, 05/31/2016	1,800,000	1,820,653
TOTAL SHORT-TERM INVESTMENTS (Cost $13,093,830)		$13,067,196
Total Investments (Lifestyle Conservative MVP) (Cost $1,613,711,050) - 99.6%		$1,565,463,950
Other assets and liabilities, net - 0.4%		7,052,968
TOTAL NET ASSETS - 100.0%		$1,572,516,918

Footnotes
Percentages are based upon net assets.
Footnotes
(A)	The subadvisor is an affiliate of the advisor.
(G)	The underlying fund’s subadvisor is shown parenthetically.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2015.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Investment companies
Underlying Funds’ Investment Managers
Baillie Gifford Overseas, Ltd.	(Baillie Gifford)
Deutsche Investment Management Americas, Inc.	(Deutsche)
Dimensional Fund Advisors, L.P.	(DFA)
Grantham, Mayo, Van Otterloo & Co. LLC	(GMO)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(JHAM)
Pacific Investment Management Company, LLC	(PIMCO)
QS Investors, LLC	(QS Investors)
Standard Life Investments (Corporate Funds) Limited	(Standard Life)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)

13
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2015

Assets	Lifestyle Aggressive MVP	Lifestyle Growth MVP	Lifestyle Balanced MVP	Lifestyle Moderate MVP	Lifestyle Conservative MVP
Investments in securities, at value	$2,275,533	$107,429,735	$66,830,563	$17,093,721	$13,067,196
Investments in affiliated funds, at value	372,160,436	10,274,626,688	8,424,280,617	2,479,385,321	1,552,396,754
Total investments, at value	374,435,969	10,382,056,423	8,491,111,180	2,496,479,042	1,565,463,950
Cash	2,761,001	267,390	—	582,731	5,567,985
Cash held at broker for futures contracts	7,351,484	100,309,976	17,183,330	3,537,209	1,672,361
Receivable for investments sold	788,380	4,211,577	2,183,631	1,620,052	621,735
Receivable for fund shares sold	9,336	122,416	82,061	—	12,692
Dividends and interest receivable	1,580	212,586	160,506	52,860	44,219
Receivable for futures variation margin	1,088,707	14,524,603	2,160,555	—	—
Receivable due from advisor	2,345	105,321	86,418	25,728	16,934
Other assets	—	—	2,011	—	—
Total assets	386,438,802	10,501,810,292	8,512,969,692	2,502,297,622	1,573,399,876

Liabilities
Due to custodian	—	—	2,089,402	—	—
Payable for fund shares repurchased	792,216	4,025,996	2,040,032	1,548,621	588,936
Payable for futures variation margin	—	—	—	599,060	218,577
Payable to affiliates
Accounting and legal services fees	5,264	144,859	117,690	34,653	22,026
Trustees’ fees	487	13,136	10,689	3,138	1,937
Other liabilities and accrued expenses	38,992	147,465	126,052	61,594	51,482
Total liabilities	836,959	4,331,456	4,383,865	2,247,066	882,958
Net assets	$385,601,843	$10,497,478,836	$8,508,585,827	$2,500,050,556	$1,572,516,918

Net assets consist of
Paid-in capital	$389,075,399	$9,530,225,115	$7,943,035,926	$2,386,375,696	$1,593,900,447
Undistributed net investment income (loss)	—	—	—	—	361
Accumulated undistributed net realized gain (loss) on investments	(7,277,060)	175,787,683	261,282,235	74,604,310	26,682,254
Net unrealized appreciation (depreciation) on investments	3,803,504	791,466,038	304,267,666	39,070,550	(48,066,144)
Net assets	$385,601,843	$10,497,478,836	$8,508,585,827	$2,500,050,556	$1,572,516,918
Investments in securities, at cost	$2,276,130	$107,486,653	$66,921,996	$17,125,949	$13,093,830
Investments in affiliated funds, at cost	$367,562,382	$9,468,596,338	$8,117,658,629	$2,439,836,496	$1,600,617,220

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$82,738,462	$722,341,977	$671,191,991	$256,778,506	$180,384,958
Shares outstanding	8,349,280	54,835,560	54,848,310	21,908,515	16,187,630
Net asset value, offering price and redemption price per share	$9.91	$13.17	$12.24	$11.72	$11.14

Series II
Net assets	$102,327,279	$9,102,199,311	$6,645,605,824	$2,130,966,154	$1,344,106,930
Shares outstanding	10,351,613	692,700,319	545,823,959	182,844,161	121,425,886
Net asset value, offering price and redemption price per share	$9.89	$13.14	$12.18	$11.65	$11.07

Series NAV
Net assets	$200,536,102	$672,937,548	$1,191,788,012	$112,305,896	$48,025,030
Shares outstanding	20,230,149	51,025,654	97,181,053	9,574,976	4,300,695
Net asset value, offering price and redemption price per share	$9.91	$13.19	$12.26	$11.73	$11.17

14

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2015

Investment income	Lifestyle Aggressive MVP	Lifestyle Growth MVP	Lifestyle Balanced MVP	Lifestyle Moderate MVP	Lifestyle Conservative MVP
Income distributions received from affiliated funds	$5,123,943	$203,379,540	$192,328,235	$59,924,991	$41,483,097
Interest	25,767	411,263	336,490	126,663	97,241
Total investment income	5,149,710	203,790,803	192,664,725	60,051,654	41,580,338

Expenses
Investment management fees	215,392	5,685,806	4,415,124	1,330,816	838,130
Series I distribution and service fees	47,377	397,421	367,748	137,630	92,689
Series II distribution and service fees	299,242	25,600,115	18,536,939	5,888,457	3,671,476
Accounting and legal services fees	52,953	1,463,168	1,175,176	343,164	213,233
Professional fees	38,165	163,362	138,619	63,767	52,239
Printing and postage	6,982	245,630	214,066	58,358	35,594
Custodian fees	17,375	17,343	17,330	17,315	17,316
Trustees’ fees	6,386	176,677	141,234	41,165	25,482
Registration and filing fees	7,955	11,054	11,952	10,905	10,493
Other	4,967	65,489	52,968	18,001	12,546
Total expenses before reductions	696,794	33,826,065	25,071,156	7,909,578	4,969,198
Less expense reductions	(142,097)	(2,508,527)	(2,067,104)	(659,958)	(446,630)
Net expenses	554,697	31,317,538	23,004,052	7,249,620	4,522,568
Net investment income (loss)	4,595,013	172,473,265	169,660,673	52,802,034	37,057,770

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in securities	(49,600)	(341,624)	121,618	(131,009)	(100,563)
Investments in affiliated funds	22,425,200	441,827,293	258,735,821	54,341,882	16,135,006
Capital gain distributions received from affiliated funds	27,106,733	470,654,300	282,859,665	68,403,558	22,306,698
Futures contracts	(18,782,421)	(434,072,649)	(142,182,910)	(17,713,739)	1,061,055
	30,699,912	478,067,320	399,534,194	104,900,692	39,402,196

Change in net unrealized appreciation (depreciation) of
Investments in securities	(45,273)	(1,042,743)	403,130	186,039	72,093
Investments in affiliated funds	(60,268,988)	(1,170,600,341)	(758,930,062)	(178,298,951)	(74,543,084)
Futures contracts	488,449	(5,509,680)	(8,898,133)	(2,728,768)	(643,795)
	(59,825,812)	(1,177,152,764)	(767,425,065)	(180,841,680)	(75,114,786)
Net realized and unrealized gain (loss)	(29,125,900)	(699,085,444)	(367,890,871)	(75,940,988)	(35,712,590)

Increase (decrease) in net assets from operations	($24,530,887)	($526,612,179)	($198,230,198)	($23,138,954)	$1,345,180

15

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Lifestyle Aggressive MVP		Lifestyle Growth MVP		Lifestyle Balanced MVP
Increase (decrease) in net assets	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
From operations
Net investment income (loss)	$4,595,013	$4,757,649	$172,473,265	$208,001,078	$169,660,673	$201,557,647
Net realized gain (loss)	30,699,912	52,120,026	478,067,320	1,063,937,607	399,534,194	897,989,782
Change in net unrealized appreciation (depreciation)	(59,825,812)	(49,877,209)	(1,177,152,764)	(978,830,558)	(767,425,065)	(653,982,317)
Increase (decrease) in net assets resulting from operations	(24,530,887)	7,000,466	(526,612,179)	293,108,127	(198,230,198)	445,565,112

Distributions to shareholders
From net investment income
Series I	(1,015,380)	(1,149,223)	(13,115,583)	(15,137,315)	(14,405,765)	(16,518,925)
Series II	(1,037,798)	(1,224,888)	(146,841,652)	(179,981,176)	(129,120,356)	(156,776,222)
Series NAV	(2,542,718)	(2,385,658)	(12,526,547)	(12,986,583)	(26,151,997)	(28,338,214)
From net realized gain
Series I	(743,909)	(1,866,670)	(3,636,896)	(8,641,015)	(54,509,343)	(5,553,969)
Series II	(919,128)	(2,438,986)	(46,017,900)	(115,550,258)	(544,388,403)	(58,036,225)
Series NAV	(1,785,696)	(3,704,960)	(3,376,423)	(7,212,765)	(93,647,345)	(9,314,127)
Total distributions	(8,044,629)	(12,770,385)	(225,515,001)	(339,509,112)	(862,223,209)	(274,537,682)

From portfolio share transactions
Portfolio share transactions	(33,576,807)	(49,803,802)	(1,458,065,695)	(2,860,037,502)	(462,005,467)	(2,124,261,553)
Total increase (decrease)	(66,152,323)	(55,573,721)	(2,210,192,875)	(2,906,438,487)	(1,522,458,874)	(1,953,234,123)

Net assets
Beginning of year	451,754,166	507,327,887	12,707,671,711	15,614,110,198	10,031,044,701	11,984,278,824
End of year	$385,601,843	$451,754,166	$10,497,478,836	$12,707,671,711	$8,508,585,827	$10,031,044,701

Undistributed net investment income (loss)	—	—	—	—	—	$11,087

	Lifestyle Moderate MVP		Lifestyle Conservative MVP
Increase (decrease) in net assets	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
From operations
Net investment income (loss)	$52,802,034	$63,394,641	$37,057,770	$45,652,154
Net realized gain (loss)	104,900,692	257,871,528	39,402,196	97,719,599
Change in net unrealized appreciation (depreciation)	(180,841,680)	(173,423,657)	(75,114,786)	(45,849,046)
Increase (decrease) in net assets resulting from operations	(23,138,954)	147,842,512	1,345,180	97,522,707

Distributions to shareholders
From net investment income
Series I	(5,891,430)	(6,728,032)	(4,539,374)	(5,025,262)
Series II	(44,295,994)	(53,946,125)	(31,291,863)	(39,304,101)
Series NAV	(2,616,150)	(2,742,937)	(1,228,918)	(1,339,529)
From net realized gain
Series I	(23,975,587)	(15,751,547)	(10,316,925)	(11,305,316)
Series II	(203,672,233)	(138,851,404)	(81,775,364)	(98,880,117)
Series NAV	(10,120,050)	(5,889,974)	(2,865,718)	(2,811,879)
Total distributions	(290,571,444)	(223,910,019)	(132,018,162)	(158,666,204)

From portfolio share transactions
Portfolio share transactions	(103,078,244)	(465,732,957)	(119,852,584)	(395,778,291)
Total increase (decrease)	(416,788,642)	(541,800,464)	(250,525,566)	(456,921,788)

Net assets
Beginning of year	2,916,839,198	3,458,639,662	1,823,042,484	2,279,964,272
End of year	$2,500,050,556	$2,916,839,198	$1,572,516,918	$1,823,042,484

Undistributed net investment income (loss)	—	$1,513	$361	$1,903

16

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Aggressive MVP
SERIES I
12-31-2015	10.75	0.12	(0.75)	(0.63)	(0.12)	(0.09)	—	(0.21)	9.91	(5.85)	0.13	0.10	1.09	83	16
12-31-2014	10.91	0.11	0.05	0.16	(0.12)	(0.20)	—	(0.32)	10.75	1.40	0.13	0.10	1.03	105	31
12-31-2013	8.81	0.11	2.24	2.35	(0.11)	(0.14)	—	(0.25)	10.91	26.72	0.13	0.12	1.13	123	21
12-31-2012	7.66	0.07	1.20	1.27	(0.08)	(0.04)	—	(0.12)	8.81	16.61	0.12	0.12	0.87	95	18
12-31-2011	8.35	0.07	(0.61)	(0.54)	(0.08)	(0.07)	—	(0.15)	7.66	(6.50)	0.12	0.12	0.84	107	23
SERIES II
12-31-2015	10.73	0.09	(0.74)	(0.65)	(0.10)	(0.09)	—	(0.19)	9.89	(6.05)	0.33	0.30	0.86	102	16
12-31-2014	10.88	0.09	0.06	0.15	(0.10)	(0.20)	—	(0.30)	10.73	1.29	0.33	0.30	0.78	136	31
12-31-2013	8.79	0.08	2.24	2.32	(0.09)	(0.14)	—	(0.23)	10.88	26.43	0.33	0.32	0.83	189	21
12-31-2012	7.64	0.06	1.20	1.26	(0.07)	(0.04)	—	(0.11)	8.79	16.43	0.32	0.32	0.68	176	18
12-31-2011	8.33	0.05	(0.61)	(0.56)	(0.06)	(0.07)	—	(0.13)	7.64	(6.72)	0.32	0.32	0.65	181	23
SERIES NAV
12-31-2015	10.76	0.13	(0.76)	(0.63)	(0.13)	(0.09)	—	(0.22)	9.91	(5.79)	0.08	0.05	1.21	201	16
12-31-2014	10.91	0.13	0.05	0.18	(0.13)	(0.20)	—	(0.33)	10.76	1.54	0.08	0.05	1.15	210	31
12-31-2013	8.81	0.12	2.24	2.36	(0.12)	(0.14)	—	(0.26)	10.91	26.77	0.08	0.07	1.17	196	21
12-31-2012	7.66	0.09	1.19	1.28	(0.09)	(0.04)	—	(0.13)	8.81	16.67	0.07	0.07	1.06	152	18
12-31-2011	8.35	0.09	(0.63)	(0.54)	(0.08)	(0.07)	—	(0.15)	7.66	(6.46)	0.07	0.07	1.06	118	23
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 1.08%, 0.52% – 1.08%, 0.69% – 1.12%, 0.70% – 1.10%, and 0.48% – 1.10%, for the years ended 12-31-15, 12-31-14, 12-31-13, 12-31-12, and 12-31-11, respectively.

Lifestyle Growth MVP
SERIES I
12-31-2015	14.13	0.23	(0.88)	(0.65)	(0.24)	(0.07)	—	(0.31)	13.17	(4.53)	0.12	0.10	1.66	722	9
12-31-2014	14.23	0.25	0.06	0.31	(0.26)	(0.15)	—	(0.41)	14.13	2.16	0.12	0.10	1.73	839	18
12-31-2013	12.21	0.23	2.13	2.36	(0.24)	(0.10)	—	(0.34)	14.23	19.34	0.11	0.11	1.73	917	11
12-31-2012	10.92	0.18	1.33	1.51	(0.18)	(0.04)	—	(0.22)	12.21	13.87	0.11	0.11	1.50	807	39	[5]
12-31-2011	11.42	0.22	(0.40)	(0.18)	(0.22)	(0.10)	—	(0.32)	10.92	(1.60)	0.11	0.11	1.92	726	9	[5]
SERIES II
12-31-2015	14.10	0.20	(0.88)	(0.68)	(0.21)	(0.07)	—	(0.28)	13.14	(4.81)	0.32	0.30	1.43	9,102	9
12-31-2014	14.19	0.21	0.08	0.29	(0.23)	(0.15)	—	(0.38)	14.10	2.04	0.32	0.30	1.47	11,165	18
12-31-2013	12.18	0.20	2.12	2.32	(0.21)	(0.10)	—	(0.31)	14.19	19.09	0.31	0.31	1.50	14,027	11
12-31-2012	10.90	0.15	1.33	1.48	(0.16)	(0.04)	—	(0.20)	12.18	13.59	0.31	0.31	1.27	12,818	39	[5]
12-31-2011	11.40	0.19	(0.39)	(0.20)	(0.20)	(0.10)	—	(0.30)	10.90	(1.80)	0.31	0.31	1.66	12,007	9	[5]
SERIES NAV
12-31-2015	14.15	0.25	(0.89)	(0.64)	(0.25)	(0.07)	—	(0.32)	13.19	(4.55)	0.07	0.05	1.79	673	9
12-31-2014	14.24	0.27	0.06	0.33	(0.27)	(0.15)	—	(0.42)	14.15	2.28	0.07	0.05	1.86	703	18
12-31-2013	12.22	0.25	2.11	2.36	(0.24)	(0.10)	—	(0.34)	14.24	19.38	0.06	0.06	1.87	670	11
12-31-2012	10.93	0.19	1.33	1.52	(0.19)	(0.04)	—	(0.23)	12.22	13.91	0.06	0.06	1.58	521	39	[5]
12-31-2011	11.43	0.24	(0.42)	(0.18)	(0.22)	(0.10)	—	(0.32)	10.93	(1.55)	0.06	0.06	2.05	435	9	[5]
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds help by the portfolio. The range of expense ratios from the underlying funds held by the portfolio was as follows: 0.53% – 1.09%, 0.52% – 1.09%, 0.50% – 1.10%, 0.49% – 1.10%, and 0.48% – 1.10% for the years ended 12-31-15, 12-31-14, 12-31-13, 12-31-12, and 12-31-11, respectively. 5. Excludes merger activity.

17

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced MVP
SERIES I
12-31-2015	13.87	0.27	(0.58)	(0.31)	(0.27)	(1.05)	—	(1.32)	12.24	(2.25)	0.12	0.09	1.97	671	9
12-31-2014	13.69	0.29	0.30	0.59	(0.31)	(0.10)	—	(0.41)	13.87	4.29	0.11	0.10	2.05	768	20
12-31-2013	12.48	0.26	1.33	1.59	(0.27)	(0.11)	—	(0.38)	13.69	12.78	0.11	0.11	1.98	863	9
12-31-2012	11.41	0.22	1.13	1.35	(0.23)	(0.05)	—	(0.28)	12.48	11.87	0.11	0.11	1.82	834	32
12-31-2011	11.74	0.28	(0.21)	0.07	(0.28)	(0.12)	—	(0.40)	11.41	0.62	0.11	0.11	2.38	823	10
SERIES II
12-31-2015	13.80	0.24	(0.57)	(0.33)	(0.24)	(1.05)	—	(1.29)	12.18	(2.39)	0.32	0.29	1.74	6,646	9
12-31-2014	13.63	0.25	0.30	0.55	(0.28)	(0.10)	—	(0.38)	13.80	4.03	0.31	0.30	1.80	7,970	20
12-31-2013	12.43	0.23	1.33	1.56	(0.25)	(0.11)	—	(0.36)	13.63	12.54	0.31	0.31	1.75	9,777	9
12-31-2012	11.36	0.20	1.13	1.33	(0.21)	(0.05)	—	(0.26)	12.43	11.70	0.31	0.31	1.62	9,828	32
12-31-2011	11.69	0.25	(0.20)	0.05	(0.26)	(0.12)	—	(0.38)	11.36	0.42	0.31	0.31	2.09	9,776	10
SERIES NAV
12-31-2015	13.89	0.28	(0.58)	(0.30)	(0.28)	(1.05)	—	(1.33)	12.26	(2.20)	0.07	0.04	2.06	1,192	9
12-31-2014	13.72	0.30	0.28	0.58	(0.31)	(0.10)	—	(0.41)	13.89	4.26	0.06	0.05	2.15	1,293	20
12-31-2013	12.50	0.28	1.33	1.61	(0.28)	(0.11)	—	(0.39)	13.72	12.90	0.06	0.06	2.07	1,344	9
12-31-2012	11.43	0.23	1.13	1.36	(0.24)	(0.05)	—	(0.29)	12.50	11.90	0.06	0.06	1.91	1,237	32
12-31-2011	11.76	0.28	(0.20)	0.08	(0.29)	(0.12)	—	(0.41)	11.43	0.67	0.06	0.06	2.39	1,168	10
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 1.09%, 0.52% – 1.09%, 0.50% – 1.10%, 0.49% – 1.10%, and 0.48% – 1.10% for the years ended 12-31-15, 12-31-14, 12-31-13, 12-31-12, and 12-31-11, respectively.

Lifestyle Moderate MVP
SERIES I
12-31-2015	13.30	0.28	(0.41)	(0.13)	(0.27)	(1.18)	—	(1.45)	11.72	(0.91)	0.12	0.09	2.14	257	10
12-31-2014	13.68	0.31	0.37	0.68	(0.32)	(0.74)	—	(1.06)	13.30	4.94	0.12	0.10	2.24	289	26
12-31-2013	12.78	0.29	1.02	1.31	(0.30)	(0.11)	—	(0.41)	13.68	10.22	0.11	0.11	2.14	320	7
12-31-2012	11.84	0.26	1.00	1.26	(0.27)	(0.05)	—	(0.32)	12.78	10.67	0.11	0.11	2.07	315	26
12-31-2011	12.01	0.32	(0.04)	0.28	(0.33)	(0.12)	—	(0.45)	11.84	2.33	0.11	0.11	2.65	301	12
SERIES II
12-31-2015	13.23	0.24	(0.39)	(0.15)	(0.25)	(1.18)	—	(1.43)	11.65	(1.12)	0.32	0.29	1.88	2,131	10
12-31-2014	13.62	0.27	0.37	0.64	(0.29)	(0.74)	—	(1.03)	13.23	4.68	0.32	0.30	1.98	2,513	26
12-31-2013	12.73	0.25	1.02	1.27	(0.27)	(0.11)	—	(0.38)	13.62	9.97	0.31	0.31	1.89	3,037	7
12-31-2012	11.79	0.23	1.00	1.23	(0.24)	(0.05)	—	(0.29)	12.73	10.50	0.31	0.31	1.86	3,157	26
12-31-2011	11.96	0.29	(0.03)	0.26	(0.31)	(0.12)	—	(0.43)	11.79	2.13	0.31	0.31	2.42	3,116	12
SERIES NAV
12-31-2015	13.31	0.29	(0.41)	(0.12)	(0.28)	(1.18)	—	(1.46)	11.73	(0.86)	0.07	0.04	2.20	112	10
12-31-2014	13.69	0.34	0.35	0.69	(0.33)	(0.74)	—	(1.07)	13.31	4.99	0.07	0.05	2.46	115	26
12-31-2013	12.79	0.30	1.02	1.32	(0.31)	(0.11)	—	(0.42)	13.69	10.27	0.06	0.06	2.23	102	7
12-31-2012	11.85	0.28	0.98	1.26	(0.27)	(0.05)	—	(0.32)	12.79	10.71	0.06	0.06	2.23	91	26
12-31-2011	12.02	0.38	(0.09)	0.29	(0.34)	(0.12)	—	(0.46)	11.85	2.38	0.06	0.06	3.07	75	12
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 1.09%, 0.52% – 1.09%, 0.50% – 1.10%, 0.49% – 1.10%, and 0.48% – 1.10% for the years ended 12-31-15, 12-31-14 12-31-13, 12-31-12, and 12-31-11, respectively.

18

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative MVP
SERIES I
12-31-2015	12.12	0.29	(0.29)	—	(0.28)	(0.70)	—	(0.98)	11.14	0.05	0.12	0.09	2.42	180	11
12-31-2014	12.58	0.32	0.31	0.63	(0.33)	(0.76)	—	(1.09)	12.12	5.02	0.12	0.10	2.50	191	33
12-31-2013	12.96	0.29	0.21	0.50	(0.35)	(0.53)	—	(0.88)	12.58	3.88	0.11	0.11	2.24	218	5
12-31-2012	12.56	0.33	0.73	1.06	(0.32)	(0.34)	—	(0.66)	12.96	8.52	0.11	0.11	2.51	274	22
12-31-2011	12.57	0.42	0.11	0.53	(0.41)	(0.13)	—	(0.54)	12.56	4.23	0.11	0.11	3.27	252	17
SERIES II
12-31-2015	12.05	0.25	(0.27)	(0.02)	(0.26)	(0.70)	—	(0.96)	11.07	(0.15)	0.32	0.29	2.13	1,344	11
12-31-2014	12.51	0.29	0.32	0.61	(0.31)	(0.76)	—	(1.07)	12.05	4.84	0.32	0.30	2.25	1,583	33
12-31-2013	12.89	0.26	0.22	0.48	(0.33)	(0.53)	—	(0.86)	12.51	3.69	0.31	0.31	1.99	2,014	5
12-31-2012	12.50	0.30	0.73	1.03	(0.30)	(0.34)	—	(0.64)	12.89	8.27	0.31	0.31	2.29	2,613	22
12-31-2011	12.51	0.39	0.12	0.51	(0.39)	(0.13)	—	(0.52)	12.50	4.04	0.31	0.31	3.05	2,525	17
SERIES NAV
12-31-2015	12.14	0.30	(0.28)	0.02	(0.29)	(0.70)	—	(0.99)	11.17	0.18	0.07	0.04	2.45	48	11
12-31-2014	12.61	0.35	0.28	0.63	(0.34)	(0.76)	—	(1.10)	12.14	4.97	0.07	0.05	2.71	50	33
12-31-2013	12.98	0.33	0.19	0.52	(0.36)	(0.53)	—	(0.89)	12.61	4.00	0.06	0.06	2.50	48	5
12-31-2012	12.58	0.36	0.71	1.07	(0.33)	(0.34)	—	(0.67)	12.98	8.55	0.06	0.06	2.77	50	22
12-31-2011	12.59	0.46	0.08	0.54	(0.42)	(0.13)	—	(0.55)	12.58	4.27	0.06	0.06	3.57	34	17
1. Recognition of net investment income by the portfolio is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.53% – 1.09%, 0.52% – 1.09%, 0.50% – 1.10%, 0.49% – 1.10%, and 0.48% – 1.10% for the years ended 12-31-15, 12-31-14, 12-31-13, 12-31-12, and 12-31-11, respectively.

19

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is a series company with multiple investment series, five of which (collectively, Lifestyle Portfolios or the portfolios, and individually the portfolio) are presented in this report. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act).

The portfolios may offer multiple classes of shares. The shares currently offered are detailed in the Statements of assets and liabilities. Series I, Series II, and Series NAV shares are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor). The portfolios operate as “funds of funds” that invest primarily in shares of affiliated underlying funds of the Trust or affiliates of the Trust. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

The investment objectives of the portfolios are as follows:

Lifestyle Aggressive MVP
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Growth MVP
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Balanced MVP
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Moderate MVP
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Lifestyle Conservative MVP
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the portfolios use the following valuation techniques: Equity securities held by the portfolios are valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the portfolios in underlying affiliated funds and/or other open-end management investment companies are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the portfolios’ investments as of December 31, 2015, by major security category or type:

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Lifestyle Aggressive MVP
Affiliated Investment Companies	$372,160,436	$372,160,436	—	—
Short-term investments	2,275,533	—	$2,275,533	—
Total investments in securities	$374,435,969	$372,160,436	$2,275,533	—
Other financial instruments
Futures	($724,679)	($764,480)	$39,801	—

20

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Value at 12-31-15	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Lifestyle Growth MVP
Affiliated Investment Companies	$10,274,626,688	$10,274,626,688	—	—
Short-term investments	107,429,735	47,973,235	$59,456,500	—
Total investments in securities	$10,382,056,423	$10,322,599,923	$59,456,500	—
Other financial instruments
Futures	($12,975,074)	($13,259,071)	$283,997	—

Lifestyle Balanced MVP
Affiliated Investment Companies	$8,424,280,617	$8,424,280,617	—	—
Short-term investments	66,830,563	26,621,784	$40,208,779	—
Total investments in securities	$8,491,111,180	$8,450,902,401	$40,208,779	—
Other financial instruments
Futures	($2,480,824)	($2,298,473)	($182,351)	—

Lifestyle Moderate MVP
Affiliated Investment Companies	$2,479,385,321	$2,479,385,321	—	—
Short-term investments	17,093,721	4,492,209	$12,601,512	—
Total investments in securities	$2,496,479,042	$2,483,877,530	$12,601,512	—
Other financial instruments
Futures	($629,089)	($652,551)	$23,462	—

Lifestyle Conservative MVP
Affiliated Investment Companies	$1,552,396,754	$1,552,396,754	—	—
Short-term investments	13,067,196	—	$13,067,196	—
Total investments in securities	$1,565,463,950	$1,552,396,754	$13,067,196	—
Other financial instruments
Futures	$118,759	$152,288	($33,529)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The portfolios and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the portfolios and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating portfolio on a pro rata basis and is reflected in other expenses on the Statements of operations.

Commitment fees for the year ended December 31, 2015 were as follows:

Portfolio	Commitment fee
Lifestyle Aggressive MVP	$1,390
Lifestyle Growth MVP	13,210
Lifestyle Balanced MVP	10,825
Lifestyle Moderate MVP	3,834
Lifestyle Conservative MVP	2,731

For the year ended December 31, 2015, the portfolios had no borrowings under either line of credit.

Expenses.  Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes.  Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2015, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. Each portfolio’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

21

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The costs of investments owned on December 31, 2015, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Lifestyle Aggressive MVP	$381,177,939	$23,155,258	($29,897,228)	($6,741,970)
Lifestyle Growth MVP	9,694,145,195	1,023,511,375	(335,600,147)	687,911,228
Lifestyle Balanced MVP	8,260,099,455	552,293,097	(321,281,372)	231,011,725
Lifestyle Moderate MVP	2,469,917,387	101,904,274	(75,342,619)	26,561,655
Lifestyle Conservative MVP	1,621,480,393	14,226,369	(70,242,812)	(56,016,443)

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended December 31, 2015 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Lifestyle Aggressive MVP	$8,021,436	$23,193	$8,044,629
Lifestyle Growth MVP	225,502,975	12,026	225,515,001
Lifestyle Balanced MVP	203,077,861	659,145,348	862,223,209
Lifestyle Moderate MVP	63,697,028	226,874,416	290,571,444
Lifestyle Conservative MVP	41,223,416	90,794,746	132,018,162

The tax character of distributions for the year ended December 31, 2014 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Lifestyle Aggressive MVP	$12,770,385	—	$12,770,385
Lifestyle Growth MVP	339,509,112	—	339,509,112
Lifestyle Balanced MVP	274,537,682	—	274,537,682
Lifestyle Moderate MVP	79,598,569	$144,311,450	223,910,019
Lifestyle Conservative MVP	52,235,072	106,431,132	158,666,204

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. Under the Regulated Investment Company Act of 2010, net capital losses that are a result of security transactions occurring after October 31, 2015, may be treated as occurring on January 1, 2016, the first day of the portfolios’ next taxable year. As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Lifestyle Aggressive MVP	—	$3,228,612
Lifestyle Growth MVP	—	279,058,966
Lifestyle Balanced MVP	—	334,732,117
Lifestyle Moderate MVP	—	87,089,744
Lifestyle Conservative MVP	$638,085	34,028,358

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

3.  DERIVATIVE INSTRUMENTS The portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.

22

DERIVATIVE INSTRUMENTS, CONTINUED

Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following tables summarize contracts held at December 31, 2015, and the range of futures contracts notional amounts held by the portfolios during the year ended December 31, 2015. In addition, the tables detail how the portfolios used futures contracts during the year ended December 31, 2015.

Lifestyle Aggressive MVP

The fund used futures contracts to manage volatility of returns. The fund held futures contracts with total notional values ranging from approximately $21.9 million to $260.2 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2015:

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Lifestyle Aggressive MVP	BP Currency Futures	145	Short	Mar 2016	($13,654,173)	($13,352,688)	$301,485
	Euro FX Futures	80	Short	Mar 2016	(10,932,894)	(10,886,000)	46,894
	Euro STOXX 50 Index Futures	303	Short	Mar 2016	(10,571,533)	(10,807,140)	(235,607)
	FTSE 100 Index Futures	146	Short	Mar 2016	(12,787,352)	(13,340,154)	(552,802)
	Japanese Yen Currency Futures	39	Short	Mar 2016	(3,992,683)	(4,062,094)	(69,411)
	Mini MSCI Emerging Markets Index Futures	372	Short	Mar 2016	(14,509,622)	(14,647,500)	(137,878)
	Nikkei 225 Futures	26	Short	Mar 2016	(4,156,278)	(4,116,477)	39,801
	Russell 2000 Mini Index Futures	110	Short	Mar 2016	(12,476,005)	(12,446,500)	29,505
	S&P 500 Index E-Mini Futures	543	Short	Mar 2016	(55,099,819)	(55,261,110)	(161,291)
	S&P Mid 400 Index E-Mini Futures	156	Short	Mar 2016	(21,753,225)	(21,738,600)	14,625
							($724,679)

Lifestyle Growth MVP

The fund used futures contracts to manage volatility of returns. The fund held futures contracts with total notional values ranging from approximately $798.9 million to $4.5 billion, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2015:

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Lifestyle Growth MVP	BP Currency Futures	2,024	Short	Mar 2016	($190,446,799)	($186,385,100)	$4,061,699
	Euro FX Futures	959	Short	Mar 2016	(131,374,880)	(130,495,925)	878,955
	Euro STOXX 50 Index Futures	3,656	Short	Mar 2016	(127,590,820)	(130,399,022)	(2,808,202)
	FTSE 100 Index Futures	2,030	Short	Mar 2016	(177,895,294)	(185,482,963)	(7,587,669)
	Japanese Yen Currency Futures	1,002	Short	Mar 2016	(102,830,689)	(104,364,562)	(1,533,873)
	Mini MSCI Emerging Markets Index Futures	4,423	Short	Mar 2016	(172,475,568)	(174,155,625)	(1,680,057)
	Nikkei 225 Futures	661	Short	Mar 2016	(104,937,518)	(104,653,521)	283,997
	Russell 2000 Mini Index Futures	1,180	Short	Mar 2016	(133,474,699)	(133,517,000)	(42,301)
	S&P 500 Index E-Mini Futures	7,984	Short	Mar 2016	(808,338,799)	(812,531,680)	(4,192,881)
	S&P Mid 400 Index E-Mini Futures	1,913	Short	Mar 2016	(266,221,808)	(266,576,550)	(354,742)
							($12,975,074)

Lifestyle Balanced MVP

The fund used futures contracts to manage volatility of returns. The fund held futures contracts with total notional values ranging from approximately $183.7 million to $1.7 billion, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2015:

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Lifestyle Balanced MVP	BP Currency Futures	303	Short	Mar 2016	($28,246,194)	($27,902,512)	$343,682
	Euro FX Futures	139	Short	Mar 2016	(18,990,443)	(18,914,425)	76,018
	Euro STOXX 50 Index Futures	525	Short	Mar 2016	(18,588,280)	(18,725,242)	(136,962)
	FTSE 100 Index Futures	303	Short	Mar 2016	(27,029,282)	(27,685,388)	(656,106)
	Japanese Yen Currency Futures	182	Short	Mar 2016	(18,805,177)	(18,956,438)	(151,261)
	Mini MSCI Emerging Markets Index Futures	1,340	Short	Mar 2016	(52,594,922)	(52,762,500)	(167,578)
	Nikkei 225 Futures	120	Short	Mar 2016	(18,816,775)	(18,999,126)	(182,351)
	Russell 2000 Mini Index Futures	190	Short	Mar 2016	(21,411,024)	(21,498,500)	(87,476)
	S&P 500 Index E-Mini Futures	1,264	Short	Mar 2016	(127,501,173)	(128,637,280)	(1,136,107)
	S&P Mid 400 Index E-Mini Futures	366	Short	Mar 2016	(50,619,417)	(51,002,100)	(382,683)
							($2,480,824)

23

DERIVATIVE INSTRUMENTS, CONTINUED

Lifestyle Moderate MVP

The fund used futures contracts to manage volatility of returns. The fund held futures contracts with total notional values ranging from approximately $85.9 million to $174.8 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2015:

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Lifestyle Moderate MVP	BP Currency Futures	89	Long	Mar 2016	$8,280,191	$8,195,788	($84,403)
	Euro FX Futures	51	Long	Mar 2016	7,003,096	6,939,825	(63,271)
	Euro STOXX 50 Index Futures	194	Long	Mar 2016	6,870,728	6,919,423	48,695
	FTSE 100 Index Futures	89	Long	Mar 2016	8,180,321	8,132,012	(48,309)
	Japanese Yen Currency Futures	30	Long	Mar 2016	3,121,291	3,124,688	3,397
	Mini MSCI Emerging Markets Index Futures	120	Short	Mar 2016	(4,749,869)	(4,725,000)	24,869
	Nikkei 225 Futures	20	Long	Mar 2016	3,143,059	3,166,521	23,462
	Russell 2000 Mini Index Futures	66	Long	Mar 2016	7,591,915	7,467,900	(124,015)
	S&P 500 Index E-Mini Futures	288	Long	Mar 2016	29,606,097	29,309,760	(296,337)
	S&P Mid 400 Index E-Mini Futures	57	Long	Mar 2016	8,056,127	7,942,950	(113,177)
							($629,089)

Lifestyle Conservative MVP

The fund used futures contracts to manage volatility of returns. The fund held futures contracts with total notional values ranging from approximately $37.0 million to $70.3, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2015:

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Basis*	Notional Value*	Unrealized Appreciation (Depreciation)
Lifestyle Conservative MVP	BP Currency Futures	35	Long	Mar 2016	$3,306,979	$3,223,062	($83,917)
	Euro FX Futures	19	Long	Mar 2016	2,594,794	2,585,425	(9,369)
	Euro STOXX 50 Index Futures	75	Long	Mar 2016	2,610,511	2,675,035	64,524
	FTSE 100 Index Futures	35	Long	Mar 2016	3,058,366	3,197,982	139,616
	Japanese Yen Currency Futures	21	Long	Mar 2016	2,144,925	2,187,281	42,356
	Mini MSCI Emerging Markets Index Futures	96	Long	Mar 2016	3,747,578	3,780,000	32,422
	Nikkei 225 Futures	14	Long	Mar 2016	2,250,094	2,216,565	(33,529)
	Russell 2000 Mini Index Futures	28	Long	Mar 2016	3,185,424	3,168,200	(17,224)
	S&P 500 Index E-Mini Futures	98	Long	Mar 2016	9,969,926	9,973,460	3,534
	S&P Mid 400 Index E-Mini Futures	29	Long	Mar 2016	4,060,804	4,041,150	(19,654)
							$118,759

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2015 by risk category:

Portfolio	Risk	Statements of assets and liabilities location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Lifestyle Aggressive MVP	Equity	Receivable for futures	Futures†	$83,931	($1,087,578)
	Foreign	Receivable for futures	Futures†	348,379	(69,411)
	Total			$432,310	($1,156,989)
Lifestyle Growth MVP	Equity	Receivable for futures	Futures†	$283,997	($16,665,852)
	Foreign	Receivable for futures	Futures†	4,940,654	(1,533,873)
	Total			$5,224,651	($18,199,725)
Lifestyle Balanced MVP	Equity	Receivable for futures	Futures†	—	(2,749,263)
	Foreign	Receivable for futures	Futures†	$419,700	(151,261)
	Total			$419,700	($2,900,524)
Lifestyle Moderate MVP	Equity	Receivable for futures	Futures†	$97,026	($581,838)
	Foreign	Receivable for futures	Futures†	3,397	(147,674)
	Total			$100,423	($729,512)
Lifestyle Conservative MVP	Equity	Receivable for futures	Futures†	240,096	(70,407)
	Foreign	Receivable for futures	Futures†	42,356	(93,286)
	Total			$282,452	($163,693)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

24

DERIVATIVE INSTRUMENTS, CONTINUED

Effect of derivative instruments on the Statements of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2015:

	Statements of Operations Location— Net Realized Gain (Loss) on:
Portfolio	Risk	Futures Contracts
Lifestyle Aggressive MVP	Equity	($20,445,891)
	Foreign	1,663,470
	Total	($18,782,421)
Lifestyle Growth MVP	Equity	(455,059,783)
	Foreign	20,987,134
	Total	($434,072,649)
Lifestyle Balanced MVP	Equity	(143,459,773)
	Foreign	1,276,863
	Total	($142,182,910)
Lifestyle Moderate MVP	Equity	(16,469,755)
	Foreign	(1,243,984)
	Total	($17,713,739)
Lifestyle Conservative MVP	Equity	1,844,576
	Foreign	(783,521)
	Total	$1,061,055

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2015:

	Statements of Operations Location— Change in Unrealized Appreciation (Depreciation) of:
Fund	Risk	Futures Contracts
Lifestyle Aggressive MVP	Equity	$328,526
	Foreign	159,923
	Total	$488,449
Lifestyle Growth MVP	Equity	($9,150,144)
	Foreign	3,640,464
	Total	($5,509,680)
Lifestyle Balanced MVP	Equity	($10,003,496)
	Foreign	1,105,363
	Total	($8,898,133)
Lifestyle Moderate MVP	Equity	($2,700,801)
	Foreign	(27,967)
	Total	($2,728,768)
Lifestyle Conservative MVP	Equity	($649,254)
	Foreign	5,459
	Total	($643,795)

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee.  The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor on an annual basis, as detailed below. Aggregate net assets include the net assets of the portfolios and the net assets of similar funds of John Hancock Funds II (JHF II) and net assets of similar funds of the Trust. The portfolios are advised by the Advisor and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC. The Advisor has subadvisory agreements with John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, which are indirect wholly owned subsidiaries of MFC and affiliates of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.

The advisory fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on assets not invested in affiliated funds (Other Assets). Affiliated funds are any fund of the Trust, JHF II and John Hancock Funds III excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B, John Hancock Total Bond Market Trust B and John Hancock International Equity Index Trust B.

Under the advisory agreement, the portfolios pay a daily management fee to the Advisor. The rates, outlined below, are applied to the Affiliated Fund Assets and Other Assets of each portfolio.

25

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Affiliated fund assets	0.05%	0.04%
Other assets	0.50%	0.49%

Expense reimbursements.  The Advisor contractually agreed to reimburse certain other expenses for the portfolios so that they do not exceed 0.00% of average annual net assets of the portfolios. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the portfolios’ business, the advisory fee, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2017, and may terminate at any time thereafter.

Effective February 18, 2015, the Advisor has contractually agreed to waive its advisory fees and/or reduce expenses by 0.002% of each portfolio’s average net assets. This expense limitation agreement expires on April 30, 2016, unless renewed by mutual agreement of the portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to waive its advisory fee or reimburse the portfolios so that the aggregate advisory fee retained by the Advisor with respect to both the portfolios and the underlying investments does not exceed 0.50% of the portfolios’ first $7.5 billion of aggregate daily net assets and 0.49% of the portfolios’ aggregate net assets in excess of $7.5 billion. This voluntary waiver may terminate at any time.

The expense reductions described above for the year ended December 31, 2015 amounted to:

	Expense reimbursement by class
Portfolio	Series I	Series II	Series NAV	Total
Lifestyle Aggressive MVP	$31,663	$39,936	$70,498	$142,097
Lifestyle Growth MVP	170,157	2,188,654	149,716	2,508,527
Lifestyle Balanced MVP	161,654	1,627,408	278,042	2,067,104
Lifestyle Moderate MVP	66,229	565,647	28,082	659,958
Lifestyle Conservative MVP	48,730	384,729	13,171	446,630

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2015 were equivalent to a net annual effective rate of the portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate
Lifestyle Aggressive MVP	0.02%
Lifestyle Growth MVP	0.03%
Lifestyle Balanced MVP	0.02%
Lifestyle Moderate MVP	0.02%
Lifestyle Conservative MVP	0.02%

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2015 amounted to an annual rate of 0.01% of each portfolios’ average daily net assets.

Distribution and service plans.  The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares.

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, Series I and Series II shares are charged Rule 12b-1 fees of 0.05% and 0.25%, respectively.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other portfolios within the John Hancock group of funds complex.

26

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in the portfolios’ shares for the years ended December 31, 2015 and 2014 were as follows:

Lifestyle Aggressive MVP	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	191,634	$2,033,254	441,351	$4,897,493
Distributions reinvested	175,753	1,759,289	277,194	3,015,893
Repurchased	(1,826,518)	(19,582,042)	(2,163,970)	(23,899,099)
Net decrease	(1,459,131)	($15,789,499)	(1,445,425)	($15,985,713)
Series II shares
Sold	106,935	$1,115,209	1,149,645	$12,631,490
Distributions reinvested	196,085	1,956,926	337,681	3,663,874
Repurchased	(2,672,074)	(28,372,635)	(6,096,878)	(67,065,040)
Net decrease	(2,369,054)	($25,300,500)	(4,609,552)	($50,769,676)
Series NAV shares
Sold	5,418,597	$56,323,232	3,844,860	$42,347,461
Distributions reinvested	432,409	4,328,414	559,795	6,090,618
Repurchased	(5,122,827)	(53,138,454)	(2,856,633)	(31,486,492)
Net increase	728,179	$7,513,192	1,548,022	$16,951,587
Total net decrease	(3,100,006)	($33,576,807)	(4,506,955)	($49,803,802)
Lifestyle Growth MVP	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,005,566	$14,134,283	2,676,637	$38,360,313
Distributions reinvested	1,260,533	16,752,479	1,666,292	23,778,330
Repurchased	(6,824,873)	(95,995,746)	(9,371,457)	(135,595,828)
Net decrease	(4,558,774)	($65,108,984)	(5,028,528)	($73,457,185)
Series II shares
Sold	48,387,830	$661,478,317	36,705,019	$525,037,241
Distributions reinvested	14,544,461	192,859,552	20,767,871	295,531,434
Repurchased	(162,294,123)	(2,264,963,983)	(253,654,184)	(3,644,948,000)
Net decrease	(99,361,832)	($1,410,626,114)	(196,181,294)	($2,824,379,325)
Series NAV shares
Sold	2,613,786	$36,702,703	3,611,572	$52,473,225
Distributions reinvested	1,195,712	15,902,970	1,413,510	20,199,348
Repurchased	(2,466,087)	(34,936,270)	(2,380,381)	(34,873,565)
Net increase	1,343,411	$17,669,403	2,644,701	$37,799,008
Total net decrease	(102,577,195)	($1,458,065,695)	(198,565,121)	($2,860,037,502)
Lifestyle Balanced MVP	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	849,373	$11,751,463	330,024	$4,649,137
Distributions reinvested	5,528,670	68,915,108	1,581,137	22,072,894
Repurchased	(6,925,782)	(93,662,664)	(9,532,733)	(133,800,741)
Net decrease	(547,739)	($12,996,093)	(7,621,572)	($107,078,710)
Series II shares
Sold	11,945,581	$150,925,211	11,410,630	$157,500,000
Distributions reinvested	54,347,002	673,508,759	15,465,098	214,812,447
Repurchased	(97,878,923)	(1,318,250,623)	(166,858,846)	(2,319,703,202)
Net decrease	(31,586,340)	($493,816,653)	(139,983,118)	($1,947,390,755)
Series NAV shares
Sold	798,840	$10,828,391	834,490	$11,719,574
Distributions reinvested	9,591,152	119,799,342	2,693,275	37,652,341
Repurchased	(6,250,447)	(85,820,454)	(8,492,218)	(119,164,003)
Net increase (decrease)	4,139,545	$44,807,279	(4,964,453)	($69,792,088)
Total net decrease	(27,994,534)	($462,005,467)	(152,569,143)	($2,124,261,553)
Lifestyle Moderate MVP	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	931,165	$12,263,023	959,795	$13,385,265
Distributions reinvested	2,501,645	29,867,017	1,652,066	22,479,580
Repurchased	(3,241,937)	(42,336,573)	(4,267,770)	(59,084,315)
Net increase (decrease)	190,873	($206,533)	(1,655,909)	($23,219,470)
Series II shares
Sold	1,499,457	$18,228,210	6,591,360	$91,417,021
Distributions reinvested	20,900,117	247,968,227	14,248,530	192,797,529
Repurchased	(29,446,751)	(379,914,504)	(53,928,502)	(743,668,646)
Net decrease	(7,047,177)	($113,718,067)	(33,088,612)	($459,454,096)
Series NAV shares
Sold	814,824	$10,678,509	1,243,818	$17,189,863
Distributions reinvested	1,065,346	12,736,200	634,549	8,632,911
Repurchased	(955,378)	(12,568,353)	(644,252)	(8,882,165)
Net increase	924,792	$10,846,356	1,234,115	$16,940,609
Total net decrease	(5,931,512)	($103,078,244)	(33,510,406)	($465,732,957)

27

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Conservative MVP	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,687,387	$19,928,066	1,175,115	$14,898,297
Distributions reinvested	1,312,614	14,856,299	1,321,862	16,330,578
Repurchased	(2,550,433)	(30,596,157)	(4,101,348)	(52,391,497)
Net increase (decrease)	449,568	$4,188,208	(1,604,371)	($21,162,622)
Series II shares
Sold	1,954,624	$22,966,891	8,523,829	$107,233,605
Distributions reinvested	10,058,872	113,067,227	11,254,644	138,184,218
Repurchased	(21,963,256)	(262,549,860)	(49,341,963)	(623,484,608)
Net decrease	(9,949,760)	($126,515,742)	(29,563,490)	($378,066,785)
Series NAV shares
Sold	680,413	$8,243,855	561,981	$7,127,124
Distributions reinvested	360,779	4,094,636	335,448	4,151,408
Repurchased	(823,339)	(9,863,541)	(615,808)	(7,827,416)
Net increase	217,853	$2,474,950	281,621	$3,451,116
Total net decrease	(9,282,339)	($119,852,584)	(30,886,240)	($395,778,291)

Affiliates of the Trust owned 100% of shares of beneficial interest of Series NAV on December 31, 2015.

7.  PURCHASE AND SALE OF SECURITIES The following summarizes the purchases and sales of the portfolios, other than short-term investments and U.S. Treasury obligations, aggregated below for the year ended December 31, 2015.

PORTFOLIO	Purchases	Sales
Lifestyle Aggressive MVP	$66,265,431	$99,964,456
Lifestyle Growth MVP	1,022,380,624	2,613,833,269
Lifestyle Balanced MVP	873,988,498	1,896,209,283
Lifestyle Moderate MVP	259,032,161	539,974,260
Lifestyle Conservative MVP	178,153,119	371,013,617

8.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The funds do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the fund’s investment may represent a significant portion of each underlying funds’ net assets. At December 31, 2015, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

PORTFOLIO	Affiliated Class NAV	Percent of Underlying Funds’ Net Assets
Lifestyle Growth MVP
	Alpha Opportunities Trust	56.51%
	Small Company Growth Trust	54.14%
	Emerging Markets Value Trust	52.35%
	US Equity Trust	49.43%
	International Growth Stock Trust	46.74%
	International Core Trust	43.93%
	All Cap Core Trust	36.68%
	International Value Trust	36.18%
	Global Conservative Absolute Return Fund	35.67%
	Strategic Equity Allocation Trust	30.72%
	New Income Trust	30.56%
	Capital Appreciation Trust	30.38%
	Small Cap Opportunities Trust	28.25%
	Fundamental Large Cap Value Trust	28.06%
	Equity Income Trust	27.71%
	Global Bond Trust	20.08%
	Mid Value Trust	19.67%
	Core Bond Trust	19.63%
	Blue Chip Growth Trust	18.96%
	Mid Cap Stock Trust	18.96%
	Bond Trust	17.55%
	Small Cap Growth Trust	16.72%
	Strategic Growth Fund	16.16%
	Small Company Value Trust	13.39%
	International Growth Opportunities Fund	13.29%
	Total Return Fund	12.15%
	Short Term Government Income Trust	11.34%
	Small Cap Value Trust	9.14%
Lifestyle Balanced MVP
	New Income Trust	41.87%
	Small Company Growth Trust	35.56%
	Emerging Markets Value True	33.97%
	Global Conservative Absolute Return Fund	33.27%
	Alpha Opportunities Trust	31.68%
	Bond Trust	28.18%
	Global Bond Trust	27.67%
Lifestyle Balanced MVP (continued)
	All Cap Core Trust	27.63%
	Core Bond Trust	26.83%
	International Growth Stock Trust	25.53%
	International Core Trust	24.13%
	US Equity Trust	23.87%
	International Value Trust	18.89%
	Short Term Government Income Trust	18.05%
	Strategic Equity Allocation Trust	17.59%
	Total Return Fund	16.74%
	Capital Appreciation Trust	16.49%
	Mid Value Trust	15.88%
	Mid Cap Stock Trust	15.44%
	Equity Income Trust	15.37%
	Fundamental Large Cap Value Trust	14.81%
	Small Cap Growth Trust	10.82%
	Blue Chip Growth Trust	10.22%
	Strategic Growth Fund	8.77%
	Small Company Value Trust	8.75%
	Small Cap Value Trust	7.45%
	International Growth Opportunities Fund	6.87%
Lifestyle Moderate MVP
	Fundamental All Cap Core Fund	48.16%
	New Income Trust	15.05%
	Global Conservative Absolute Return Fund	12.96%
	Bond Trust	10.27%
	Global Bond Trust	9.81%
	Core Bond Trust	9.66%
	International Core Trust	8.63%
	International Growth Stock Trust	8.36%
	Small Company Growth Trust	8.21%
	International Value Trust	7.21%
	Alpha Opportunities Trust	6.93%
	Short Term Government Income Trust	5.99%
	Total Return Fund	5.98%
	Equity Income Trust	5.55%

28

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

PORTFOLIO	AFFILIATED CLASS NAV	PERCENT OF UNDERLYING FUNDS’ NET ASSETS
Lifestyle Conservative MVP
	Fundamental All Cap Core Fund	22.93%
	New Income Trust	12.49%
	Global Conservative Absolute Return Fund	10.88%
	Bond Trust	8.55%
Lifestyle Conservative MVP (continued)
	Global Bond Trust	8.37%
	Core Bond Trust	7.97%
	Short Term Government Income Trust	5.26%

Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds is as follows:

					DIVIDENDS AND DISTRIBUTIONS
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Ending value
Lifestyle Aggressive MVP
All Cap Core	502,981	4,155	(105,269)	401,867	$117,512	—	$1,532,294	$11,159,853
Alpha Opportunities	2,422,800	501,561	(479,152)	2,445,209	198,722	$5,114,567	(312,691)	26,775,040
Blue Chip Growth	975,950	178,406	(277,892)	876,464	—	5,416,421	5,424,434	28,441,262
Capital Appreciation	1,846,835	326,805	(525,540)	1,648,100	6,159	4,317,475	4,359,585	23,287,647
Emerging Markets Value	3,729,586	92,573	—	3,822,159	670,532	—	—	26,869,774
Equity Income	2,418,476	287,592	(318,129)	2,387,939	802,767	3,637,704	2,094,340	37,586,168
Fundamental Large Cap Value	2,636,114	23,557	(482,365)	2,177,306	414,835	—	3,372,272	37,340,796
International Core	1,803,931	514,748	(80,289)	2,238,390	699,131	—	(131,174)	21,510,925
International Growth Opportunities	577,900	156,539	(37,233)	697,206	37,422	—	138,580	8,394,363
International Growth Stock	845,406	198,123	(59,659)	983,870	285,778	—	263,532	15,653,378
International Value	1,609,773	492,154	(30,884)	2,071,043	503,130	—	(56,363)	23,299,237
Mid Cap Stock	898,941	186,720	(195,370)	890,291	—	2,821,332	1,704,459	13,639,260
Mid Value	825,727	183,773	(134,290)	875,210	117,601	1,811,460	630,505	9,338,488
Real Estate Securities	523,907	9,065	(106,023)	426,949	154,970	—	545,738	7,672,266
Small Cap Growth	386,367	75,839	(62,835)	399,371	—	695,439	236,028	3,470,533
Small Cap Opportunities	195,741	6,973	(32,370)	170,344	6,197	193,148	585,467	4,876,936
Small Cap Value	124,102	20,967	(25,475)	119,594	13,611	394,912	232,894	2,421,775
Small Company Growth	107,128	284	(21,195)	86,217	—	7,805	362,213	2,333,027
Small Company Value	143,147	23,297	(24,346)	142,098	43,097	413,930	239,387	2,790,796
Strategic Equity Allocation	1,961,074	1,181,742	(1,918,928)	1,223,888	400,737	1,090,157	(1,949,971)	19,692,362
Strategic Growth	1,805,641	86,519	(402,227)	1,489,933	183,251	1,192,383	752,466	23,287,647
U.S. Equity	1,413,400	24,316	(269,799)	1,167,917	468,491	—	2,401,205	22,318,903
					$5,123,943	$27,106,733	$22,425,200	$372,160,436

Lifestyle Growth MVP
All Cap Core	5,015,752	41,865	(992,738)	4,064,879	$1,183,716	$61,079,481	$10,288,241	$112,881,686
Alpha Opportunities	33,378,400	7,036,915	(6,156,649)	34,258,666	2,780,827	13,213,334	1,888,084	375,132,393
Blue Chip Growth	10,943,792	2,011,841	(2,979,565)	9,976,068	—	1,328,232	56,283,877	323,723,406
Bond	157,208,386	9,298,368	(45,367,610)	121,139,144	51,265,458	—	(6,460,731)	1,609,939,224
Capital Appreciation	22,653,233	4,029,795	(6,188,645)	20,494,383	75,940	—	39,845,193	289,585,626
Core Bond	23,704,199	399,461	(4,137,768)	19,965,892	4,586,253	28,889,388	(3,045,086)	258,757,959
Emerging Markets Value	49,615,761	1,194,948	(1,473,173)	49,337,536	8,655,422	—	6,482,604	346,842,878
Equity Income	29,351,799	3,586,642	(3,538,044)	29,400,397	9,919,389	201,902	37,762,062	462,762,253
Fundamental Large Cap Value	30,383,879	275,373	(5,087,645)	25,571,607	4,849,474	14,258,064	37,754,402	438,553,063
Global Bond	11,232,921	291,485	(845,442)	10,678,964	3,474,508	2,438,961	1,345,154	125,477,830
Global Conservative Absolute Return	3,907,769	74,936	—	3,982,705	681,788	41,344	—	38,751,719
International Core	29,460,780	1,288,413	(3,616,844)	27,132,349	8,484,699	—	(9,587,710)	260,741,878
International Growth Opportunities	10,415,462	248,282	(1,242,511)	9,421,233	505,675	—	4,409,074	113,431,649
International Growth Stock	13,752,192	403,738	(1,829,508)	12,326,422	3,703,286	—	7,140,865	196,113,377
International Value	27,994,657	1,065,269	(2,686,779)	26,373,147	6,407,128	—	(10,752,674)	296,697,901
Mid Cap Stock	9,394,488	2,012,119	(1,919,442)	9,487,165	—	—	12,402,306	145,343,363
Mid Value	12,756,424	2,929,889	(1,986,340)	13,699,973	1,865,138	—	14,791,776	146,178,717
New Income	41,468,556	1,227,811	(7,265,802)	35,430,565	14,344,386	—	(3,269,857)	447,488,036
Short Term Government Income	3,608,256	56,096	(627,527)	3,036,825	690,754	71,764,328	(327,743)	37,201,111
Small Cap Growth	7,819,636	1,554,859	(1,186,497)	8,187,998	—	—	7,916,958	71,153,703
Small Cap Opportunities	2,432,099	88,045	(363,890)	2,156,254	78,253	—	4,254,057	61,733,566
Small Cap Value	3,005,053	515,961	(579,376)	2,941,638	333,875	—	8,550,955	59,568,166
Small Company Growth	2,718,833	7,338	(491,168)	2,235,003	—	624,134	6,412,030	60,479,168
Small Company Value	4,406,499	743,163	(707,525)	4,442,137	1,365,204	45,454,016	3,651,339	87,243,571
Strategic Equity Allocation	214,606,574	11,470,448	(36,201,051)	189,875,971	61,482,723	53,238,236	175,787,489	3,055,104,370
Strategic Growth	22,117,084	1,075,362	(4,693,092)	18,499,354	2,277,696	136,545,196	9,409,244	289,144,906
Total Return	18,592,373	18,886,605	(21,101,388)	16,377,590	7,068,119	31,858,378	(1,826,972)	216,184,182
U.S. Equity	21,748,886	378,903	(3,895,922)	18,231,867	7,299,829	9,719,306	30,722,356	348,410,987
					$203,379,540	$470,654,300	$441,827,293	$10,274,626,688

29

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
PORTFOLIO	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAIN DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE
Lifestyle Balanced MVP
All Cap Core	3,466,676	66,186	(471,000)	3,061,862	$889,875	—	$9,230,552	$85,027,918
Alpha Opportunities	17,162,621	4,322,852	(2,278,584)	19,206,889	1,546,138	$39,812,421	895,359	210,315,431
Blue Chip Growth	5,417,552	1,246,354	(1,287,463)	5,376,443	—	33,104,182	25,211,242	174,465,575
Bond	223,748,637	6,034,633	(35,285,965)	194,497,305	80,950,031	—	(4,325,935)	2,584,869,188
Capital Appreciation	11,278,089	2,492,059	(2,643,023)	11,127,125	41,364	28,998,089	26,510,833	157,226,276
Core Bond	31,587,126	551,831	(4,846,009)	27,292,948	6,342,113	855,543	(2,780,119)	353,716,609
Emerging Markets Value	31,839,834	775,245	(606,436)	32,008,643	5,615,366	—	2,451,244	225,020,760
Equity Income	14,898,796	2,361,369	(948,537)	16,311,628	5,449,486	24,561,454	10,306,366	256,745,029
Fundamental Large Cap Value	14,815,137	585,014	(1,908,594)	13,491,557	2,565,757	—	12,853,657	231,380,201
Global Bond	15,656,756	403,215	(1,346,973)	14,712,998	4,806,319	—	1,036,744	172,877,724
Global Conservative Absolute Return	3,645,564	69,908	—	3,715,472	636,042	38,570	—	36,151,543
International Core	19,903,114	468,817	(5,470,771)	14,901,160	4,659,819	—	10,910,387	143,200,143
International Growth Opportunities	6,671,399	21,338	(1,818,852)	4,873,885	261,601	—	6,768,135	58,681,572
International Growth Stock	9,266,578	127,744	(2,659,639)	6,734,683	2,019,409	—	11,593,070	107,148,801
International Value	18,072,696	287,014	(4,585,221)	13,774,489	3,347,021	—	11,800,497	154,963,000
Mid Cap Stock	7,024,952	1,736,439	(1,035,693)	7,725,698	—	24,758,398	11,192,566	118,357,698
Mid Value	9,438,322	2,595,028	(972,760)	11,060,590	1,487,399	22,861,000	7,396,345	118,016,491
New Income	55,286,525	1,696,518	(8,448,259)	48,534,784	19,828,943	1,825,822	(598,711)	612,994,318
Short Term Government Income	5,575,987	90,449	(830,604)	4,835,832	1,113,724	—	(304,943)	59,238,947
Small Cap Growth	4,735,940	1,005,728	(445,434)	5,296,234	—	9,222,528	3,048,676	46,024,273
Small Cap Value	2,259,931	414,124	(277,333)	2,396,722	271,601	7,797,674	3,894,964	48,533,625
Small Company Growth	1,647,470	4,733	(184,312)	1,467,891	—	130,250	3,762,377	39,721,133
Small Company Value	2,664,379	571,840	(333,821)	2,902,398	898,175	8,735,972	3,652,113	57,003,098
Strategic Equity Allocation	120,183,339	6,584,233	(18,038,273)	108,729,299	35,083,786	70,071,568	88,253,403	1,749,454,419
Strategic Growth	11,013,750	886,825	(1,856,621)	10,043,954	1,241,536	8,078,459	3,817,009	156,986,994
Total Return	25,537,245	25,568,475	(28,536,644)	22,569,076	9,765,066	2,007,735	(3,294,502)	297,911,804
U.S. Equity	9,619,365	485,721	(1,300,897)	8,804,189	3,507,664	—	15,454,492	168,248,047
					$192,328,235	$282,859,665	$258,735,821	$8,424,280,617

Lifestyle Moderate MVP
Alpha Opportunities	3,767,845	836,273	(404,028)	4,200,090	$334,765	$8,524,491	$30,479	$45,990,991
Blue Chip Growth	1,463,468	291,349	(308,941)	1,445,876	—	8,845,377	6,066,100	46,918,672
Bond	80,196,903	2,626,736	(11,946,079)	70,877,560	29,396,764	—	2,757,507	941,962,767
Capital Appreciation	1,652,777	316,912	(346,454)	1,623,235	5,972	4,186,775	2,107,052	22,936,304
Core Bond	11,247,442	199,027	(1,618,586)	9,827,883	2,288,322	307,605	(872,777)	127,369,368
Equity Income	5,434,743	693,645	(234,512)	5,893,876	1,948,674	8,708,536	2,907,682	92,769,611
Fundamental All Cap Core	5,866,220	295,622	(962,319)	5,199,523	108,735	3,885,264	1,209,186	76,484,979
Global Bond	5,241,968	183,466	(210,243)	5,215,191	1,672,478	—	(383,844)	61,278,493
Global Conservative Absolute Return	1,419,712	27,225	—	1,446,937	247,697	15,021	—	14,078,693
International Core	6,429,300	234,724	(1,336,937)	5,327,087	1,665,861	—	4,790,901	51,193,307
International Growth Opportunities	1,940,207	38,105	(397,348)	1,580,964	84,857	—	1,446,767	19,034,804
International Growth Stock	2,718,655	41,513	(555,872)	2,204,296	656,286	—	2,374,122	35,070,346
International Value	6,235,696	161,693	(1,142,144)	5,255,245	1,276,687	—	5,690,009	59,121,501
Mid Cap Stock	1,373,130	315,066	(183,604)	1,504,592	—	4,760,638	2,131,747	23,050,346
Mid Value	1,861,873	448,926	(147,382)	2,163,417	286,970	4,388,816	1,229,188	23,083,655
New Income	19,653,424	610,655	(2,816,391)	17,447,688	7,139,052	655,369	185,787	220,364,303
Short Term Government Income	1,841,883	30,101	(267,336)	1,604,648	370,637	—	(95,796)	19,656,933
Small Cap Growth	1,142,013	273,931	(106,551)	1,309,393	—	2,225,748	573,155	11,378,628
Small Cap Value	591,986	108,611	(76,898)	623,699	70,737	2,045,517	1,058,807	12,629,904
Small Company Growth	379,708	1,093	(41,945)	338,856	—	30,068	840,535	9,169,432
Small Company Value	649,612	116,334	(61,636)	704,310	214,866	2,067,321	685,676	13,832,657
Strategic Equity Allocation	27,160,814	1,491,552	(3,843,569)	24,808,797	7,960,927	15,860,879	19,171,967	399,173,549
Strategic Growth	1,614,286	85,415	(234,103)	1,465,598	180,916	1,177,186	132,047	22,907,296
Total Return	9,023,303	9,005,231	(9,964,151)	8,064,383	3,527,183	718,947	(1,113,945)	106,449,855
U.S. Equity	1,348,422	25,255	(145,057)	1,228,620	486,605	—	1,419,530	23,478,927
					$59,924,991	$68,403,558	$54,341,882	$2,479,385,321

30

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
PORTFOLIO	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAIN DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	ENDING VALUE

Lifestyle Conservative MVP
Blue Chip Growth	513,298	141,813	(78,519)	576,592	—	$3,253,413	$1,109,940	$18,710,420
Bond	67,650,873	2,092,413	(10,722,142)	59,021,144	$24,369,690	—	(178,734)	784,391,009
Capital Appreciation	650,779	172,666	(96,415)	727,030	2,496	1,750,077	(12,000)	10,272,937
Core Bond	9,398,857	166,413	(1,458,192)	8,107,078	1,879,264	252,206	(1,062,575)	105,067,727
Equity Income	1,491,176	451,171	(95,747)	1,846,600	603,341	2,585,938	623,017	29,065,484
Fundamental All Cap Core	2,427,610	354,116	(306,291)	2,475,435	51,767	1,849,731	357,444	36,413,649
Global Bond	4,810,447	123,214	(481,789)	4,451,872	1,448,951	—	777,111	52,309,499
Global Conservative Absolute Return	1,192,189	22,862	—	1,215,051	208,001	12,613	—	11,822,445
International Core	3,177,045	195,731	(1,217,154)	2,155,622	661,918	—	2,843,516	20,715,524
International Growth Opportunities	476,437	19,383	(188,344)	307,476	16,503	—	678,114	3,702,015
International Growth Stock	581,464	8,194	(214,036)	375,622	111,034	—	790,207	5,976,141
International Value	2,879,427	127,344	(1,045,751)	1,961,020	470,547	—	3,055,251	22,061,473
Mid Cap Stock	495,065	197,969	(76,044)	616,990	—	1,785,577	523,451	9,452,292
Mid Value	668,099	285,375	(67,946)	885,528	113,444	1,669,064	292,963	9,448,587
New Income	16,526,580	509,824	(2,553,451)	14,482,953	5,898,425	540,718	(490,541)	182,919,695
Short Term Government Income	1,638,303	26,820	(256,987)	1,408,136	323,810	—	(95,306)	17,249,668
Small Cap Growth	631,809	315,725	(75,454)	872,080	—	1,316,615	175,882	7,578,376
Small Cap Value	496,179	172,137	(60,578)	607,738	65,839	1,807,854	438,317	12,306,703
Strategic Equity Allocation	8,403,714	467,198	(1,157,818)	7,713,094	2,464,389	4,882,405	5,934,552	124,103,688
Total Return	6,420,061	6,838,343	(6,528,902)	6,729,502	2,793,678	600,487	374,397	88,829,422
					$41,483,097	$22,306,698	$16,135,006	$1,552,396,754

31

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, and Lifestyle Moderate MVP, each a portfolio of John Hancock Variable Insurance Trust (the “Trust”), at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2016

32

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James M. Oates Born: 1946	Trustee (since 2004) and Chairperson of the Board (since 2005)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

33

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

34

John Hancock Variable Insurance Trust

Trustees and officers information

Non-Independent Trustees4

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle Born: 1959	Non-Independent Trustee (since 2015)
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005–2010; 2012–2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005–2014 and since 2015).

Craig Bromley Born: 1966	Non-Independent Trustee (since 2012)
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson Born: 1955	Non-Independent Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
Andrew G. Arnott Born: 1971	President (since 2014)
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President John Hancock Collateral Trust (since 2015); President John Hancock Exchange-Traded Fund Trust (since 2014).

35

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
John J. Danello Born: 1955	Senior Vice President, Secretary, and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of the Audit Committee.

3	“John Hancock retail funds” currently is comprised of John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee or Officer of any of these funds for the stated period.

4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

36

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

37

American Funds Insurance Series®

Annual report for the year ended December 31, 2015

American Funds Insurance Series, from Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Special feature

Finding investment opportunities in the midst of rising rates.

Contents

Letter to investors

Fund reviews

Investment portfolios

Global Growth Fund

Global Small Capitalization Fund

Growth Fund

International Fund

New World Fund®

Blue Chip Income and Growth Fund

Global Growth and Income Fund

Growth-Income Fund

International Growth and Income Fund

Capital Income Builder®

Asset Allocation Fund

Global Balanced Fund

Bond Fund

Global Bond Fund

High-Income Bond Fund

Mortgage Fund

U.S. Government/AAA-Rated Securities Fund

Cash Management Fund

Managed Risk Growth Fund

Managed Risk International Fund

Managed Risk Blue Chip Income and Growth Fund

Managed Risk Growth-Income Fund

Managed Risk Asset Allocation Fund

Financial statements

Fellow investors:

Global stocks delivered essentially flat returns in 2015, with the MSCI World Index edging 0.87%*lower as investor enthusiasm for the U.S. economic recovery was offset by concerns over a sharp slowdown in China. At the end of the year, the U.S. Federal Reserve raised interest rates for the first time in nearly a decade, setting the stage for more “normalized” rates and potentially tighter monetary policy in the years ahead.

U.S. stocks ended the year up modestly, with the MSCI USA Index gaining 1.32%. Standard & Poor’s 500 Composite Index climbed to an all-time high in May, but worries about global economic growth, a potential interest rate hike, corporate earnings and the health of the high-yield bond sector weighed on equities in the second half.

The MSCI China fell 7.82% following a roller coaster performance for the index, which initially soared in early 2015 then tumbled in the third quarter as China’s government pursued an anti-corruption campaign and pressed ahead with reforms. In a bid to stimulate the economy, China’s central bank cut interest rates five times, lowered the amount of cash banks are required to hold as reserves and announced a surprise devaluation of the renminbi.

Japan was among the best-returning developed stock markets, boosted by its substantial quantitative easing program, more shareholder-friendly corporate actions and a persistently weak yen. Equities rose sharply over the first half of 2015, and the Nikkei 225 reached its highest level in more than 18 years. The MSCI Japan Index finished the year with an increase of 9.57%.

European stocks rose in local currency terms, supported by a declining euro and aggressive stimulus measures from the European Central Bank. The euro tumbled to multiyear lows against the U.S. dollar, boosting European exports and sending consumer-related stocks higher. An easing of the ongoing debt crisis in Greece also helped to allay investor fears of a euro-zone breakup. However, the MSCI Europe Index dipped 2.84% for dollar-based investors.

More than twice as many markets declined as advanced in the MSCI ACWI (All Country World Index) in 2015. Among developing markets, the only positive individual country returns came from Hungary (+36.31%) and Russia (+4.21%). Two of the weakest markets were Greece (–61.33%), whose protracted debt crisis rattled markets over the summer after Greek voters rejected the terms of a

*	Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

financial bailout package, and Brazil (–41.37%), which found itself roiled by a deep recession, persistently low commodity prices and a government corruption scandal that stalled much-needed reforms.

Investment-grade bond markets were little changed in 2015 in local currency terms, but declined for dollar-based investors as currency depreciation weighed on returns. Barclays Global Aggregate Index fell 3.15%, while Barclays U.S. Aggregate Index inched 0.55% higher. The yield on the benchmark 10-year U.S. Treasury note rose 10 basis points to end the year at 2.27%. Higher yielding bonds struggled, particularly toward year-end. The J.P. Morgan Emerging Markets Bond Index Global rose a modest 1.23% at the close of 2015, while the Barclays U.S. Corporate High Yield 2% Issuer Capped Index declined 4.43%.

In currency markets, the U.S. dollar rose against the euro and most other currencies. Among major currencies*, the euro fell 10.23% against the U.S. dollar. The yen, which reached a 12-year low against the U.S. dollar earlier in the year, finished down 0.33%. The Canadian dollar (–16.62%) and British pound (–5.47%) also lost ground relative to the dollar. Emerging markets currencies experienced pronounced weakness as well. The Brazilian real retreated to its lowest level ever against the dollar (–32.81%), and the Indonesian rupiah (–10.16%) depreciated to its lowest level against the dollar since the 1998 emerging markets currency crisis. The Chinese renminbi held up better despite being devalued, dipping just 4.46%.

U.S. large cap stocks contributed significantly to returns for equity funds in American Funds Insurance Series. The stock market also rewarded growth rather than yield in 2015, which might not necessarily be sustained in the future. It was a defensive year for bonds, making it difficult to add value. Global Bond Fund declined as local bonds of several economically sensitive countries were hurt by lower commodity prices and currency depreciation. High-Income Bond Fund fell on lower oil prices, which negatively affected the bonds of energy and materials companies. The Cash Management Fund continued to be hindered by low short-term interest rates.

Looking ahead

The U.S. consumer sectors are poised to benefit from better income growth following strong job gains in 2015 as well as lower gasoline prices, although the outlook for the commodities and industrials sectors remains challenging. China remains a concern, as lower investment due to industrial overcapacity and further reform activity could impede growth in the near term. But absent an unforeseen catalyst, a global recession is unlikely. Japan, as well as Europe despite its political challenges, are both in relatively positive shape, with improving employment growth, recovering domestic demand and the prospect of higher wages.

Despite investor anxiety over rising rates, which could reduce the value of future cash flows, subsequent increases are expected to be gradual. And, in fact, if higher rates are due to stronger economic growth, that should be positive for stocks. Higher rates also increase returns on cash, while reinvesting at higher yields helps over the long run.

With headwinds from the strong U.S. dollar likely to moderate near term, markets that have performed poorly could bounce back if their economies recover. We will be watching for a spark of global growth that could present an attractive opportunity to invest in markets such as Canada, Australia, Brazil and Mexico following a difficult environment.

Thank you for entrusting your retirement assets to us. Our investment approach features a long-term horizon, deep fundamental research and a sensitivity for bargains, and we remain confident that this time-tested approach will help our shareholders meet their financial goals. We look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro
President

February 5, 2016

*Currency returns are calculated by MSCI.

American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 2 shares (Class P2 shares for managed risk funds). Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015. For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets and is currently reimbursing a portion of other expenses so that they will not exceed 0.28%. The waivers and reimbursements will be in effect through at least May 1, 2017, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights table in this report for details.

Although Capital Income Builder has a plan of distribution for Class 2 shares, fees for distribution services are not paid on amounts invested in the fund by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund results would have been lower and expenses would have been higher. See the “Plans of distribution” section of the prospectus for information on the fees for distribution permitted to be charged by the funds.

Individual funds are listed in this report according to their risk potential, with managed risk funds listed last.

American Funds Insurance Series

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund gained 6.94% for the 12 months ended December 31, 2015, compared with a 2.36% decrease for the MSCI ACWI (All Country World Index).*

U.S. growth has been the strongest anchor in the global economy, whereas China has slowed as it shifts from industrialization to consumption. Meanwhile, Europe and Japan appear to be at the start of economic recoveries. This bodes well for emerging markets, which have been struggling.

Strong selection within consumer discretionary holdings boosted fund results, led by Home Depot, and Internet retailing giant, Amazon. Health care stocks were also large contributors, highlighted by Denmark’s Novo Nordisk, also U.S.-based biopharmaceutical company, Regeneron Pharmaceuticals, which has demonstrated a record of strong sales for medication that treats blindness-causing retinal conditions. Information technology stocks also buoyed returns, most notably Japanese electronics and video game company, Nintendo.

Stocks of companies domiciled in the U.S., Denmark and Japan were additive to results, while stocks based in The Netherlands and Germany lagged.

Earnings may not grow as fast in the U.S. because profit margins are currently at high levels. In contrast, European and Japanese stocks have anticipated a recovery, but earnings have been disappointing. As a result, the exciting opportunities we see are actually individual companies that can benefit from being in that part of the market where there is earnings growth from companies that offer high-quality, branded products.

			Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	42.7%	Finland	1.0%	South Africa	1.5%
	Canada	1.2	Other	1.4
	Brazil	.9		29.2	Short-term securities & other
		44.8			assets less liabilities	4.3
			Asia/Pacific Basin
	Europe		Japan	8.6	Total	100.0%
	United Kingdom	7.7	China	2.9
	Denmark	5.0	India	2.5
	France	4.1	Hong Kong	2.5
	Germany	2.6	Taiwan	2.2
	Spain	2.4	South Korea	1.1
	Netherlands	2.1	Other	.4
	Switzerland	1.6		20.2
	Sweden	1.3

				Percent of net assets
Largest individual	Amazon	5.46%	TSMC	2.17%
equity securities	Novo Nordisk	4.66	ASML	2.13
	Vertex Pharmaceuticals	3.23	Priceline Group	2.12
	Regeneron Pharmaceuticals	3.05	Associated British Foods	2.02
	Home Depot	2.78	Microsoft	1.79

American Funds Insurance Series

Global Growth Fund

Average annual	For periods ended December 31, 2015
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since April 30, 1997)	ratio
	Class 1	7.24%	9.83%	8.17%	9.58%	.55%
	Class 2	6.94	9.56	7.90	9.31	.80
	Class 4	6.69	9.37	7.67	9.05	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund gained 0.27% for the 12 months ended December 31, 2015, beating its benchmark, the MSCI All Country World Small Cap Index,* which dipped 1.04%.

There continues to be improvement in the U.S. economy but a patchy economic picture around the world. There is absolute growth globally, but it is unsteady and in some areas intermittent. Japan is back in recession, and China is in the midst of an economic slowdown. Emerging markets dependent on commodities struggled.

Strong stock selection in health care and consumer discretionary stocks boosted results. Synageva BioPharma and Ultragenyx Pharmaceutical led health care stocks. Netflix more than doubled over the year, and German online retailer zooplus lifted consumer discretionary holdings. Energy stocks detracted on an absolute and relative basis. The fund was underweight in the U.S. compared to the index, but overcame that with strong stock selection. Companies domiciled in the U.K. and the Philippines lagged.

We enter 2016 with an uncertain equity market. In the biotechnology industry, it will be a year of milestones and benchmarks that are meaningful to some significant companies: FDA determinations, important clinical studies and the commercialization of drugs dot the calendar. The U.S. will likely remain as a relatively strong performer around the world, and Europe could continue to struggle to find sustained economic growth. The fund’s portfolio managers remain constructive about the Asian markets. There will be winners and losers, and we believe our global research capabilities can help us identify attractive long-term investment opportunities.

			Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin (contunied)		Other regions
	United States	41.4%	Philippines	2.3%	Other	.4%
	Canada	2.3	Thailand	1.6
	Other	.6	Other	3.1	Short-term securities & other
		44.3		24.0	assets less liabilities	15.1
	Asia/Pacific Basin		Europe
	China	6.4	United Kingdom	9.6	Total	100.0%
	Japan	3.9	Germany	2.8
	India	3.5	Other	3.8
	Hong Kong	3.2		16.2

				Percent of net assets
Largest individual	Sprouts Farmers Market	2.34%	zooplus	1.34%
equity securities	Qorvo	2.14	AAC Technologies Holdings	1.32
	Expedia	1.61	Myriad Genetics	1.30
	athenahealth	1.51	Ultragenyx Pharmaceutical	1.28
	Lions Gate Entertainment	1.39	Illumina	1.24

American Funds Insurance Series

Global Small Capitalization Fund

Average annual	For periods ended December 31, 2015
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since April 30, 1998)	ratio
	Class 1	0.50%	4.91%	5.93%	9.37%	.73%
	Class 2	0.27	4.65	5.67	9.10	.98
	Class 4	–0.02	4.40	5.41	8.83	1.23

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 6.86% for the 12 months ended December 31, 2015. Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 1.38%.

The U.S. economy continued to show modest improvement, but compared to the major economies around the world, was a clear leader in its growth. China’s economy experienced a slowdown, and most of the euro-zone countries had little or no economic growth. The U.S. consumer and retail economy outpaced the industrial economy for the year.

The fund’s strong results against the S&P 500 were largely brought about by strong stock selection within consumer discretionary holdings, most notably Amazon and Home Depot. The health care sector has continued to be an important area for the fund with solid appreciation in companies such as American pharmaceutical company, Incyte, U.S.-based biotechnology firm, Regeneron Pharmaceuticals, and Hologic, a developer, manufacturer and supplier of diagnostic and medical imaging systems within women’s health.

While the fund has reduced its exposure to energy and materials, those two sectors still were a drag on results. With the U.S. dollar remaining very strong, the fund was impacted a bit by modest investments made outside the U.S.

The portfolio managers are keeping a close watch on the U.S. economy. Credit issues are a concern. The debt of many energy-related companies will hamper some financial institutions, and the drop in oil prices is likely to have some impact on the overall economy. That said, the general corporate business environment seems fine, with overall balance sheets in good shape, and we believe the U.S. market will likely continue to be one of the strongest in 2016.

				Percent of net assets
Largest individual	Amazon	6.65%	Facebook	2.08%
equity securities	Home Depot	3.74	ASML	1.98
	Microsoft	3.52	Express Scripts	1.92
	Wells Fargo	2.59	UnitedHealth Group	1.80
	Comcast	2.27	Berkshire Hathaway	1.77

American Funds Insurance Series

Growth Fund

Average annual	For periods ended December 31, 2015
total returns based on a $1,000 investment		1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio
	Class 1	7.12%	11.50%	7.20%	12.47%	.35%
	Class 2	6.86	11.23	6.93	12.17	.60
	Class 3	6.92	11.31	7.00	12.26	.53
	Class 4	6.59	10.99	6.68	11.91	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund lost 4.53% for the 12 months ended December 31, 2015, outpacing its benchmark, the MSCI ACWI (All Country World Index) ex USA,* which lost 5.66%.

China had a significant slowdown, and many commodity-dependent countries such as Malaysia, Indonesia and Brazil struggled. India held up better than most emerging markets as its economy is less dependent on commodities, however, infrastructure investments are key to sustaining that economy. The euro zone had slight improvement helped by actions of the European Central Bank (ECB), which continued to maintain accommodative monetary policies to spur growth. Countries on the periphery of Europe such as Ireland and Italy improved significantly, but there were growth concerns elsewhere in Europe. Domestically-oriented companies in Japan began to realize some pricing power after many years of deflation.

The fund did well to avoid some of the worst-returning financials stocks. Consumer discretionary stocks lagged, held back most by Volkswagen. E-commerce and Internet related stocks generally did well, especially Tencent, a Chinese Internet, mobile and telecommunications company. Stocks in companies domiciled in Canada and China helped relative results (the former because of a lower concentration), while holdings based in Hong Kong detracted, as did stocks of companies based in Japan because of a lower exposure than the index.

We begin the year from a fairly high base in terms of valuations, especially in the U.S. In Europe, there likely will be steady improvement as long as monetary standards stay loose. Stocks that offer continuing growth and sustainable yield are at a huge premium as investors continue to seek them out.

					Percent of net assets
Country diversification	Asia/Pacific Basin		Europe (continued)		Short-term securities & other
	Hong Kong	11.2%	Germany	4.6%	assets less liabilities	8.0%
	Japan	9.9	Netherlands	2.6
	China	8.3	Spain	1.8	Total	100.0%
	India	7.4	Belgium	1.3
	South Korea	3.7	Other	4.2
	Australia	1.4		42.4
	Philippines	1.3
	Other	2.4	The Americas
		45.6	Canada	1.5
	Europe		Other	1.2
	United Kingdom	11.0		2.7
	Switzerland	8.6
	France	8.3	Other regions
			Other	1.3

				Percent of net assets
Largest individual	Novartis	4.32%	Barclays	2.04%
equity securities	AIA Group	2.73	Airbus Group	2.02
	Baidu	2.45	Power Grid Corp. of India	1.68
	Tencent	2.43	CK Property	1.67
	HDFC Bank	2.18	Samsung Electronics	1.55

American Funds Insurance Series

International Fund

Average annual	For periods ended December 31, 2015
total returns based on a $1,000 investment		1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio
	Class 1	–4.25%	3.03%	4.08%	7.90%	.54%
	Class 2	–4.53	2.78	3.81	7.63	.79
	Class 3	–4.44	2.86	3.89	7.71	.72
	Class 4	–4.75	2.56	3.58	7.37	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

New World Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund lost 3.14% for the 12 months ended December 31, 2015. Its benchmark indexes, the MSCI ACWI (All Country World Index) and the MSCI Emerging Markets Index*, lost 2.36% and 14.92%, respectively.

The U.S. economy was stronger relative to the rest of the world, due in part to an innovation wave in biotechnology and the success of Internet companies such as Amazon, Alphabet (formerly known as Google) and Facebook. Too much debt in Europe hindered growth. The strength of the U.S. dollar and the slowdown in China — particularly in industrials — put tremendous pressure on commodities. However, the service side was not affected, which is why Internet stocks did well.

Information technology stocks boosted fund results because of effective stock selection, helped by Murata Manufacturing. Energy holdings dragged primarily because of the decline in oil with Petrobras as a top detractor. Stocks of companies headquartered in China and Denmark buoyed returns, while holdings based in Brazil and the U.S. lagged. Beneficial to results was the fund’s continuing high exposure to Internet stocks, particularly Chinese firms. The fund limited exposure to emerging markets, while staying within developing market investment objectives.

The investing climate likely will be a continuation of the same that prevailed last year. While we are cautious about China and high debt loads among many countries in Europe, we will continue to actively search for appealing investment opportunities across the globe.

					Percent of net assets
Country diversification	Asia/Pacific Basin		Europe
	China	14.3%	United Kingdom	4.1%	Short-term securities & other
	India	11.5	France	3.8	assets less liabilities	15.1%
	Japan	5.0	Denmark	2.6
	Hong Kong	2.4	Russian Federation	2.6	Total	100.0%
	Taiwan	2.2	Switzerland	2.0
	Indonesia	1.0	Sweden	1.0
	Other	2.5	Other	2.2
		38.9		18.3
	The Americas		Other regions
	United States	13.3	South Africa	4.1
	Brazil	5.1	Other	.6
	Mexico	3.2		4.7
	Other	1.4
		23.0

				Percent of net assets
Largest individual	Novo Nordisk	2.21%	Baidu	1.76%
equity securities	TSMC	2.18	China Biologic	1.75
	Naspers	2.01	Reliance Industries	1.72
	AAC Technologies Holdings	1.94	Ctrip.com International	1.70
	Maruti Suzuki India	1.79	Murata Manufacturing	1.68

American Funds Insurance Series

New World Fund

Average annual	For periods ended December 31, 2015
total returns based on a $1,000 investment		1 year	5 years	10 years	Lifetime (since June 17, 1999)	Expense ratio
	Class 1	–2.96%	0.39%	6.29%	7.84%	.79%
	Class 2	–3.14	0.15	6.03	7.58	1.04
	Class 4	–3.37	–0.08	5.77	7.32	1.29

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund lost 2.93% for the 12 months ended December 31, 2015, trailing its benchmark index, the S&P 500, which gained 1.38%.

The U.S. was the strongest major global economy, with mixed signals in the second half of the year as the labor market strengthened but industrials and manufacturing weakened. There was significant divergence between economic trends in the U.S. and those outside, particularly in emerging markets. Companies with exposure to energy, commodities, or China tended to do poorly. In contrast, industrials that had exposure primarily to the U.S. consumer’s discretionary spending (such as Internet retail) did well.

Strong stock selection among consumer staples companies, led by Altria, and information technology firms, with Avago Technologies as a top contributor, benefited fund results. Utilities and industrials holdings detracted from fund results, held back by American energy generator and distributor Exelon and American railway operator CSX.

The U.S. economy is not uniformly improving and could falter, posing risks to the Federal Reserve’s strategy of raising rates. Another concern is the path of China’s economy and its impact on resources and industrials with exposure to China.

				Percent of net assets
Largest individual	Amgen	6.34%	Exelon	2.49%
equity securities	Verizon Communications	5.02	Gilead Sciences	2.35
	AT&T	4.39	Avago Technologies	2.19
	Intel	3.89	CenturyLink	2.14
	Altria	3.17	Western Union	2.13

American Funds Insurance Series

Blue Chip Income and Growth Fund

Average annual	For periods ended December 31, 2015
total returns based on a $1,000 investment		1 year	5 years	10 years	Lifetime (since July 5, 2001)	Expense ratio
	Class 1	–2.72%	11.22%	6.53%	5.37%	.41%
	Class 2	–2.93	10.94	6.27	5.11	.66
	Class 4	–3.21	10.78	6.06	4.89	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund dipped 1.34% for the 12 months ended December 31, 2015, outpacing the MSCI ACWI (All Country World Index),* which lost 2.36%.

Europe remains challenged by high debt levels in the euro zone and by weak growth. China experienced an economic slowdown, which rattled global stock markets in August. Emerging markets stocks generally lagged their developed market counterparts by a wide margin. Mergers-and-acquisitions activity was robust, spurred on by inexpensive financing.

Strong stock selection among information technology holdings boosted the fund, led by Microsoft and Avago Technologies. Financials stocks, which represented about 16% of the fund’s portfolio, were a relative aid to results, highlighted by French insurance multinational, AXA.

Consumer discretionary holdings contributed, led by American construction company, D.R. Horton, and McDonald’s, which has experienced some recovery under a new CEO.

Materials stocks lagged as the mining and metals sector had a challenging year. Potash and Newmont Mining detracted the most. On a country basis, U.S.-based stocks benefited the fund, while stocks based in Spain detracted, held back most by Banco Santander.

While some stock markets remain volatile, and others have experienced disappointing economic growth, the fund’s portfolio managers are optimistic that they can continue to uncover promising long-term investment opportunities. This includes emerging markets, which were clearly hurt by the strong U.S. dollar. In many cases there are valuations that have come way down, so many of these emerging markets companies are selling at discounts to their peers around the world.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin		Other regions
	United States	50.5%	Japan	5.5%	South Africa	.2%
	Canada	2.0	Taiwan	3.6	Short-term securities & other
	Other	.9	India	2.1	assets less liabilities	6.7
		53.4	Hong Kong	1.6
	Europe		Australia	1.5	Total	100.0%
	United Kingdom	7.8	China	1.4
	France	5.3	Other	.5
	Switzerland	3.4		16.2
	Germany	2.3
	Spain	1.8
	Other	2.9
		23.5

				Percent of net assets
Largest individual	Microsoft	3.58%	Home Depot	1.81%
equity securities	TSMC	3.23	Merck	1.68
	AXA	2.52	Avago Technologies	1.63
	McDonald’s	2.03	DuPont	1.59
	UnitedHealth Group	1.84	Novartis	1.58

American Funds Insurance Series

Global Growth and Income Fund

Average annual	For periods ended December 31, 2015
total returns based on a $1,000 investment		1 year	5 years	Lifetime (since May 1, 2006)	Expense ratio
	Class 1	–1.14%	7.66%	5.46%	.64%
	Class 2	–1.34	7.39	5.19	.89
	Class 4	–1.60	7.18	4.96	1.14

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 1.45% for the 12 months ended December 31, 2015, while the S&P 500 increased 1.38%.

The U.S. economy slowly improved, yet at a less robust rate than investors might have hoped for in a normal post-recession recovery. The Federal Reserve raised interest rates by 25 basis points for the first time in seven years, setting the stage for gradually tightening monetary policy in the years ahead. Europe remains challenged by high debt levels in the euro zone and weak growth. China experienced an economic slowdown, which rattled global stock markets in August.

Consumer discretionary stocks led the way for the fund as Amazon and Netflix each gained triple-digits for the year. Alphabet (formerly known as Google) was a strong stock within information technology as it continues to dominate Internet search, while Yahoo offset gains. Health care investments also did well, with Gilead Sciences contributing to results.

The industrial economy was weak as the price of oil and commodities dipped. Energy, industrials and materials were the three weakest sectors. Brazilian metals and mining corporation, Vale, was a top detractor.

Some signs of weakness in the U.S. economy have appeared, such as declining activity in the transportation and industrial sectors; and while this could be a seasonal disappointment, it could also be something more significant. However, should this eventually result in increased volatility, it can give the fund’s portfolio managers an opportunity to invest in companies with more favorable valuations for the long term.

				Percent of net assets
Largest individual	Amgen	3.38%	Microsoft	2.14%
equity securities	Amazon	3.13	Gilead Sciences	2.08
	Alphabet	2.92	Philip Morris International	1.66
	Texas Instruments	2.46	Celanese	1.61
	Verizon Communications	2.17	Union Pacific	1.33

American Funds Insurance Series

Growth-Income Fund

Average annual total	For periods ended December 31, 2015
returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	1.72%	11.84%	6.90%	11.11%	.29%
	Class 2	1.45	11.56	6.63	10.80	.54
	Class 3	1.53	11.64	6.71	10.91	.47
	Class 4	1.21	11.31	6.38	10.56	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund decreased 5.60% for the 12 months ended December 31, 2015, while the MSCI ACWI (All Country World Index) ex USA* lost 5.66%.

Markets outside the U.S. produced mostly negative returns as optimism over signs of improving economic growth was offset by an economic slowdown in China, the collapse of commodities and emerging markets’ overall struggles.

The best contributor to fund results was the consumer staples sector, due both to a large concentration and good stock selection. The fund’s holdings in Philip Morris International, Japan Tobacco and Imperial Tobacco Group were additive. A lower exposure to mining and material companies also helped the fund on a relative basis, as did nearly 8% of net assets held in the U.S. dollar, which rose relative to the majority of global currencies.

On the downside, investment selection was poor in telecommunication services, where emerging markets operators like Thailand’s Advanced Info Service detracted from results. Among property firms and real estate investment trusts (REITs), Hong Kong-based Wharf (Holdings) detracted. By region, Japan did relatively well and emerging markets poorly. The fund had a lower exposure relative to the index in both emerging markets and Japan, which helped and hurt results, respectively.

While economic conditions remain mixed in many countries, the fund’s portfolio managers are optimistic that our global research and the fund’s flexible mandate will help us continue to identify attractive investment opportunities.

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin		The Americas
	United Kingdom	25.2%	Hong Kong	9.0%	United States	3.7%
	Switzerland	6.2	Japan	5.5	Canada	3.4
	France	4.7	Thailand	3.3	Other	.7
	Portugal	4.0	Australia	2.4		7.8
	Sweden	3.3	India	1.8
	Germany	2.9	Taiwan	1.7	Other regions
	Finland	1.9	China	1.5	Other	1.3
	Ireland	1.7	Other	1.0
	Spain	1.7		26.2	Short-term securities & other assets less liabilities
	Other	3.5				9.6
		55.1			Total	100.0%

				Percent of net assets
Largest individual	EDP	3.97%	British American Tobacco	2.34%
equity securities	Philip Morris International	3.72	Wharf (Holdings)	2.01
	Novartis	3.70	Imperial Tobacco Group	1.80
	SSE	2.91	H&M	1.75
	Prudential	2.50	CK Hutchison	1.74

American Funds Insurance Series

International Growth and Income Fund

Average annual	For periods ended December 31, 2015
total returns based on a $1,000 investment		1 year	5 years	Lifetime (since November 18, 2008)	Expense ratio
	Class 1	–5.34%	3.24%	9.67%	.68%
	Class 2	–5.60	2.98	9.39	.93
	Class 4	–5.82	2.79	9.18	1.18

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

American Funds Insurance Series

Capital Income Builder

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder dipped 1.23% for the 12 months ended December 31, 2015, trailing the S&P 500, which gained 1.38%. The MSCI ACWI (All Country World Index)1 decreased 2.36%. The Barclays U.S. Aggregate Index gained 0.55%. The index blend of 70% MSCI ACWI/30% Barclays U.S. Aggregate Index1,2 lost 1.30%. The Lipper Global Equity Income Funds Average, a measure of similar funds, lost 3.48%.

In the equity portfolio, investments in consumer staples provided the fund’s best relative returns, as Altria and Japan Tobacco both had strong years, as did the fund’s top holding, Philip Morris International. Kraft Foods Group was also a strong contributor.

The weakest sector for both the fund and MSCI ACWI was energy, as oil prices continued to decline. Detracting most were ConocoPhillips and energy infrastructure company Kinder Morgan. Holdings based in the U.K. and Switzerland were additive, while stocks based out of Denmark, Sweden and France lagged.

In the fixed-income segment of the fund, corporate bonds within telecommunication services and financials were among the top contributors, as were investment-grade bonds (rated BBB/Baa and above). Treasuries and mortgages were slight detractors.

Dividend-paying equities have been challenged by concerns about rising short-term U.S. interest rates. However, Capital Income Builder is a multifaceted fund that also invests in companies outside traditionally higher yielding industries. These nontraditional dividend-paying companies, which appear to be well positioned to grow dividends over time, tend to be less interest-rate sensitive than those in higher yielding sectors like utilities.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin		Other regions
	United States	54.4%	Hong Kong	3.1%	United Arab Emirates	.3%
	Canada	.8	Japan	2.5	Short-term securities & other assets less liabilities	3.2
		55.2	Singapore	1.0	Total	100.0%
	Europe		Australia	1.0
	United Kingdom	19.2	New Zealand	1.0
	Sweden	3.7	Other	1.5
	Switzerland	2.0		10.1
	Finland	2.0
	Germany	1.4
	France	1.0
	Other	1.9
		31.2

American Funds Insurance Series

Capital Income Builder

Average annual	For periods ended December 31, 2015
total returns based on			Lifetime	Expense
a $1,000 investment		1 year	(since May 1, 2014)	ratio[3]
	Class 1	–1.23%	–0.67%	.56%
	Class 2	–1.23	–0.67	.81
	Class 4	–1.79	–1.21	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Although the fund has a plan of distribution for Class 2 shares, fees for distribution services are not paid on amounts invested in the fund by the investment adviser and/or its affiliates. If fees for these services were charged on these assets, fund results would have been lower and expenses would have been higher. See the “Plans of distribution” section of the prospectus for information on the fees for distribution services permitted to be charged by the fund.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

2The 70% MSCI ACWI/30% Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Results assume the blend is rebalanced monthly.

3Based on estimated amounts for the current fiscal year.

American Funds Insurance Series

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, rose 1.40% for the 12 months ended December 31, 2015. The S&P 500, the benchmark for the fund’s equity holdings, gained 1.38% over the same period, while the Barclays U.S. Aggregate Index, which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 0.55%. A blend of the two indexes, the 60% S&P 500 Index/40% Barclays U.S. Aggregate Index, advanced 1.28%.*

U.S. stocks ended the year only modestly higher despite the S&P 500 climbing to an all-time high in May as concerns about the outlook for global economic growth, lagging corporate earnings and declining commodity prices weighed on economically sensitive sectors. Bonds advanced modestly as investors awaited the Fed’s much anticipated rate hike.

The fund had double-digit gains across consumer discretionary, consumer staples, information technology and health care, outpacing the index in each sector on a relative basis. Not surprisingly, the fund’s weakest sectors on both an absolute and relative basis were energy and materials.

The fund’s fixed-income holdings lagged the index. Commodity-related U.S. high-yield corporate bonds struggled, particularly toward year-end.

The fund’s portfolio managers slightly trimmed stock holdings, ending the year with 66.1% of assets in equities, down from 67.5% a year ago.

				Percent of net assets
Largest individual	Microsoft	4.63%	Home Depot	1.73%
equity securities	Lockheed Martin	2.50	ACE	1.67
	Comcast	2.10	Merck	1.57
	Amazon	2.09	UnitedHealth Group	1.55
	JPMorgan Chase	1.77	DuPont	1.40

American Funds Insurance Series

Asset Allocation Fund

Average annual	For periods ended December 31, 2015
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since August 1,1989)	ratio
	Class 1	1.64%	9.52%	6.72%	8.37%	.30%
	Class 2	1.40	9.24	6.45	8.08	.54
	Class 3	1.46	9.32	6.53	8.17	.47
	Class 4	1.14	9.07	6.23	7.85	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The 60% S&P 500 Index/40% Barclays U.S. Aggregate Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

American Funds Insurance Series

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund lost 0.95% for the 12 months ended December 31, 2015. The MSCI ACWI (All Country World Index),1 which measures global stocks, lost 2.36%, while the Barclays Global Aggregate Index, a measure of investment-grade bonds, lost 3.15%. The 60% MSCI ACWI/40% Barclays Global Aggregate Index1,2 shed 2.47%.

The U.S. continued to be the world’s economic growth engine, however, it could not lead the global economy out of its malaise. Some welcome developments came out of Europe, which has struggled with growth, but China’s transition from a manufacturing to a service economy continued to be volatile. The strength of the U.S. dollar and its impact on earnings was a factor, as were declining oil prices.

Strong stock selection in consumer staples and industrials boosted results. Consumer discretionary stocks aided returns, led by Amazon and Home Depot. Energy holdings were a drag with Royal Dutch Shell detracting the most. Microsoft had a favorable Windows 10 release and made gains in its cloud computing business.

In fixed-income, most bond markets generated positive returns in local terms, but the gains were erased by devaluing currencies. The fund’s long U.S. dollar position helped, as did avoiding the worst of emerging markets. We believe the fund had good corporate bond selection, especially in pharmaceutical merger new issues.

We are still looking at markets where valuations are high, particularly in the U.S. While there remains a good deal of economic and geopolitical uncertainty, we believe there are attractive investment opportunities to be found, and see exciting prospects in areas of innovation.

	Percent of net assets			Percent of net assets
Largest sectors	Industrials	11.6%	Largest fixed-income	U.S. Treasury	8.2%
in common stock	Consumer staples	10.0	holdings (by issuer)	Japanese Government	2.6
holdings	Health care	8.9		Mexican Government	1.6
	Information technology	8.1		Polish Government	1.5
	Financials	7.8		United Kingdom Government	1.4

					Percent of net assets
Currency				Forward	Short-term
diversification		Equity	Bonds &	currency	securities & other
		securities	notes	contracts	assets less liabilities	Total
	U.S. dollars	32.9%	16.8%	.9%	4.4%	55.0%
	Euros	11.2	4.5	.3	—	16.0
	British pounds	6.7	1.7	(1.0)	—	7.4
	Japanese yen	3.7	2.6	1.0	—	7.3
	Hong Kong dollars	3.5	—	—	—	3.5
	Swiss francs	2.3	—	—	—	2.3
	Swedish krona	1.9	.2	(.2)	—	1.9
	Danish krone	.8	1.0	—	—	1.8
	Mexican Peso	—	1.5	(.1)	—	1.4
	Other currencies	1.4	2.9	(.9)	—	3.4
						100.0%

			Percent of net assets
Largest individual	Microsoft	2.61%	Pernod Ricard	1.57%
equity securities	Merck	1.95	BAE Systems	1.50
	ASML	1.95	ASSA ABLOY	1.48
	Humana	1.70	General Electric	1.33
	DuPont	1.68	Home Depot	1.33

American Funds Insurance Series

Global Balanced Fund

Average annual	For periods ended December 31, 2015
total returns based on			Lifetime	Expense
a $1,000 investment		1 year	(since May 2, 2011)	ratio
	Class 1	–0.69%	4.11%	.72%
	Class 2	–0.95	3.84	.97
	Class 4	–1.00	3.83	1.22 [3]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

1The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

2The 60% MSCI ACWI/40% Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

3Based on estimated amounts for the current fiscal year.

American Funds Insurance Series

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 0.28% for the 12 months ended December 31, 2015. Its benchmark, the Barclays U.S. Aggregate Index, rose 0.55%.

The foundation of the U.S. economy is firm, however, given the low levels of unemployment, we should be seeing wage inflation but are not. The market’s reaction was muted to the Federal Reserve’s widely anticipated interest rate hike (of 25 basis points). The bottom dropped out of energy, due to external reasons, low demand and continued supply coming into the market. Investors fled that asset class, which hurt high yield.

The fund had a healthy allocation in Treasury Inflation Protected Securities (TIPS) in anticipation of employment cost inflation, which did not bear out. This position was offset by owning 30-year Treasuries, which helped the fund. The fund also benefitted from favorable duration and yield curve positioning. Although the fund had a lower concentration in mortgages, the issuer selection was positive.

The economy likely will continue to expand. Wage growth is still behind expectations and inflation is below where it should be. Still, our core view is that the economy is improving, which gives companies room for continued expansion. The Fed might adjust interest rates up to four times in 2016, but the market projects two. Portfolio managers consider two is too few and four is unlikely. Everything can be upended by global events, however, as the world has become geopolitically less stable.

				Percent of net assets
Largest holdings	U.S. Treasury	38.15%	Reynolds American	.77%
(by issuer)	Fannie Mae	6.00	Bank of America	.65
	Freddie Mac	5.93	AbbVie	.65
	Government National Mortgage Assn.	4.40	Ford Motor	.63
	Enbridge Energy Partners	.82	Celgene	.56

American Funds Insurance Series

Bond Fund

Average annual	For periods ended December 31, 2015
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since January 2, 1996)	ratio
	Class 1	0.45%	3.17%	3.59%	4.86%	.38%
	Class 2	0.28	2.92	3.33	4.60	.63
	Class 4	–0.08	2.69	3.08	4.35	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund declined 4.07% for the 12 months ended December 31, 2015, while the Barclays Global Aggregate Index fell 3.15%.

The European Central Bank’s stimulus measures sparked a debt rally for much of the year, driving down yields for many government and corporate bonds. Yields on the short-term notes of several European nations moved into negative territory. Following a year of strong job growth, the Federal Reserve raised interest rates in December for the first time in nearly a decade. The yield on the benchmark 10-year U.S. Treasury note rose a modest 10 basis points to end the year at 2.27% as oil price declines kept inflation expectations low.

The Bank of Japan maintained its monetary stimulus plan to annually purchase ¥80 trillion of assets throughout the year. China’s central bank, in a bid to stimulate the economy, cut interest rates five times, lowered the amount of cash banks are required to hold as reserves and announced a surprise devaluation of the renminbi.

The U.S. dollar rose against most other currencies due to global expansion concerns, falling commodity prices and geopolitical risks. The euro, yen, Brazilian real and Indonesian rupiah all fell to multiyear lows against the dollar. The fund’s results benefited from being underweight the euro and Canadian dollar.

Commodity-related U.S. high-yield corporate bonds struggled, particularly toward year-end. Local currency emerging markets debt fell in U.S. dollar terms due to significant currency depreciation.

If the dollar’s strength moderates, the bonds and currencies of economically sensitive countries that have performed poorly should be well positioned to appreciate on a return to growth.

			Percent of net assets
	Currency weighting (after hedging) by country		Non-U.S. government bonds by country

	United States[1]	53.3%	EMU[2]:
	EMU[2]	23.0	Germany	3.2%
	Japan	12.9	Italy	2.5
	Mexico	3.7	Ireland	2.5
	India	1.9	Spain	2.1
	Poland	1.5	France	2.0
	Malaysia	1.2	Netherlands	1.2
	Colombia	.8	Slovenia	1.1
	United Kingdom	.6	Other	.5	15.1%
	Hungary	.4	Japan		7.2
	South Africa	.3	Hungary		4.8
	Canada	.3	Mexico		4.5
	Norway	.1	Denmark		4.3
	Total	100.0%	United Kingdom		4.2
			Poland		3.2
			India		2.3
			Malaysia		1.3
			Other		5.8
			Total		52.7%

			Percent of net assets
Largest holdings (by issuer)	U.S. Treasury	22.38%	Government National Mortgage Assn.		2.91%
	Japanese Government	7.12	Irish Government		2.46
	Hungarian Government	4.84	Nykredit Realkredit		2.39
	Mexican Government	4.19	Indian Government		2.33
	Polish Government	3.19	United Kingdom Government		2.32

American Funds Insurance Series

Global Bond Fund

Average annual	For periods ended December 31, 2015
total returns based on				Lifetime	Expense
a $1,000 investment		1 year	5 years	(since October 4, 2006)	ratio
	Class 1	–3.75%	1.29%	4.02%	.57%
	Class 2	–4.07	1.02	3.753	.82
	Class 4	–4.27	0.86	3.54	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Includes U.S. dollar-denominated debt of other countries, totaling 10.5%.
[2]	European Monetary Union consists of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated debt includes corporate and European government debt.
[3]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

American Funds Insurance Series

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund declined 7.30% for the 12 months ended December 31, 2015. The fund’s benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, lost 4.43%.

Weak oil and commodity prices had a significant impact on the high-yield market leading to higher bond yields and lower bond prices, most notably for oil and gas companies, but more broadly for the entire high-yield market. The year experienced a relatively low number of defaults, but some increase in credit rating downgrades and other markers of credit weakness.

Commodities exposure was not high, but issuer selection hurt. Negative issue selection in the industrials sector as a whole hurt results, but this was offset by an underweight position in energy holdings. U.S. businesses tended to have stronger underlying fundamentals, so their bonds did relatively well. Ten-year Treasuries ended the year about how they started. Concerns about global economic growth weighed on the high-yield market and caused yield spreads to widen.

This coming year likely will be a continuation of weak but positive U.S. economic growth and decent consumer spending, but with challenging global headwinds. If the current economic climate continues, with modest economic growth and challenges for commodities, then we expect to see more defaults and downgrades. Given global economic weakness and modest U.S. growth, tightening monetary policy is a big issue for high yield and investment assets in general. The portfolio managers suspect that the pace of federal funds rate increases is not likely to be as fast as the Fed has suggested or that markets are anticipating.

				Percent of net assets
Largest holdings	Inventiv	2.08%	Reynolds Group Inc.	1.59%
(by issuer)	Kinetic Concepts	1.98	First Data	1.54
	Valeant Pharmaceuticals International	1.97	Altice	1.49
	Frontier Communications	1.78	Wind Acquisition Finance	1.47
	T-Mobile US	1.68	LightSquared LP	1.47

American Funds Insurance Series

High-Income Bond Fund

Average annual	For periods ended December 31, 2015
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	–6.94%	3.14%	4.90%	8.66%	.48%
	Class 2	–7.30	2.88	4.63	8.33	.73
	Class 3	–7.13	2.95	4.71	8.47	.66
	Class 4	–7.42	2.72	4.43	8.14	.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 1.86% for the 12 months ended December 31, 2015, while the Barclays U.S. Mortgage-Backed Securities Index rose 1.51%.

The total return of agency mortgage-backed securities was relatively flat compared to a duration-equivalent Treasury portfolio. Yields on agency mortgage-backed securities rose 17 basis points in 2015, while 10-year U.S. Treasuries increased just 10 basis points over the year as the yield curve spread narrowed modestly.

The fund benefited from being underweight Ginnie Mae (GNMA) mortgages at the start of 2015 as they underperformed significantly due to a policy change from the Federal Housing Administration (FHA) that enabled new and existing homeowners with FHA-insured loans to receive a reduction in mortgage insurance rates. We added to our position in GNMAs at attractive levels as the year progressed. The fund also benefited from being long duration with a preference for the front end of the curve as rates didn’t rise as much as was priced into the market earlier in the year.

The fund was hurt by investments in Treasury Inflation Protected Securities (TIPS) amid falling commodity prices. The fund’s managers, who have consistently maintained a meaningful exposure to longer maturity TIPS, continue to believe they offer very attractive long-term value and protect against inflationary surprises.

The portfolio managers’ view is one of a “lower for longer” federal funds rate relative to what is currently priced into market expectations. They have a significant yield curve steepener position that should perform well if concerns over inflation rise and long-term rates increase more quickly.

			Percent of net assets
Breakdown of	30-year pass-throughs:
mortgage-backed	Ginnie Mae	43.7%
obligations	Fannie Mae	6.9
	Freddie Mac	.8	51.4%
	Other		9.6
	Total		61.0%

American Funds Insurance Series

Mortgage Fund

Average annual	For periods ended December 31, 2015
total returns based on			Lifetime	Expense
a $1,000 investment		1 year	(since May 2, 2011)	ratio
	Class 1	2.09%	2.88%	.45%
	Class 2	1.86	2.63	.70
	Class 4	1.62	2.49	.97

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 1.59% for the 12 months ended December 31, 2015, ahead of the Barclays U.S. Government/Mortgage-Backed Securities Index, which rose 1.13%.

Some of the major themes driving the markets in 2015 were weak non-U.S. growth, continued U.S. dollar appreciation, renminbi depreciation, further oil price declines, strong U.S. employment growth and weak U.S. inflation. The market was expecting the Federal Reserve to start raising rates early in 2015, but ultimately the Fed only raised rates one time in December.

Longer maturity Treasury yields were quite stable during 2015 and ended the year only 10–20 basis points higher in yield. Shorter maturity Treasury yields rose more rapidly as the market increasingly priced in the start of a rising interest rate cycle. Inflation expectations drifted lower during 2015 as a decrease in oil prices continued to put downward pressure on the Consumer Price Index.

During 2015, portfolio managers reduced the fund’s nominal U.S. Treasury exposure by approximately 18%. The fund’s weighting in Treasury Inflation Protected Securities (TIPS), agency mortgaged-backed securities and agency bonds all increased during the year.

Throughout 2015, the fund had a significant investment position in the intermediate (five-year sector) part of the yield curve. This position contributed positively to results in 2015. The fund’s weighting in TIPS detracted from results as inflation expectations lessened and TIPS yields rose more than nominal Treasury yields.

The portfolio managers have positioned the fund with the expectation that the Fed will be slower to raise rates than is currently priced into the market. They believe that less monetary tightening in the U.S. will lead to a steepening of the yield curve and higher inflation expectations.

			Percent of net assets
Breakdown of	30-year pass-throughs:
mortgage-backed	Ginnie Mae	16.9%
obligations	Fannie Mae	9.2
	Freddie Mac	1.6	27.7%
	Other		3.1
	Total		30.8%

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Average annual	For periods ended December 31, 2015
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since December 2, 1985)	ratio
	Class 1	1.93%	2.81%	4.12%	6.15%	.35%
	Class 2	1.59	2.54	3.86	5.85	.60
	Class 3	1.64	2.60	3.93	5.96	.53
	Class 4	1.29	2.37	3.64	5.64	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Insurance Series

Cash Management Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. An investment in Cash Management Fund is not insured or guaranteed by the FDIC or any other government agency. It is important to remember that the fund is not managed to maintain a stable net asset value at $1.00 per share. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Cash Management Fund declined 0.45% for the 12 months ended December 31, 2015.

Short-term interest rates remained at historically low levels during the period. As a result, the fund’s expenses again exceeded its income.

The Federal Reserve announced an interest rate hike of 25 basis points in its December 16 meeting. Given the central bank’s plan to raise rates gradually, investors should expect meager returns until short-term rates begin to rise more significantly.

On December 4, 2015, shareholders of Cash Management Fund formally approved a proposal to convert the fund to an ultra-short-term bond fund. In connection with the conversion, which will be effected on or about May 1, 2016, the fund’s name will change to Ultra-Short Bond Fund. The fund’s investment objective will remain substantially unchanged, and the fund will continue to seek to provide investors with current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity. The fund will continue to have a net asset value (NAV) that fluctuates.

Average annual	For periods ended December 31, 2015
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	–0.18%	–0.23%	1.04%	3.69%	.34%
	Class 2	–0.45	–0.48	0.79	3.40	.59
	Class 3	–0.45	–0.41	0.85	3.50	.52
	Class 4	–0.71	–0.58	0.61	3.20	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2016 (unaudited). See the Financial Highlights table in this report for details.

As of December 31, 2015, Cash Management Fund’s annualized seven-day SEC yield was –0.11% for Class 1 shares; –0.36% for Class 2 shares; –0.29% for Class 3 shares; and –0.61% for Class 4 shares. The fund’s yield more accurately reflects the fund’s current earnings than do the fund’s returns.

		Percent of net assets
Where the fund’s	Federal agency discount notes	49.9%
assets were	Commercial paper	24.5
invested as of	U.S. Treasury	24.1
December 31, 2015	U.S. Treasury bonds & notes	1.4
	Other assets less liabilities	.1
	Total	100.0%

American Funds Insurance Series

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth Fund gained 0.71% for the 12 months ended December 31, 2015. Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks, rose 1.38%.

Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series Growth Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

Average annual	For periods ended December 31, 2015
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	1.06%	6.67%	.86%	.70%
	Class P2	0.71	6.33	1.11	.95

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2016 (unaudited). Through December 31, 2015, the investment adviser waived a portion of its management fee equal to 0.15% of the fund’s net assets. Effective January 1, 2016, the investment adviser reduced the management fee for the fund from an annual rate of 0.25% of the fund’s net assets to 0.15% of the fund’s net assets, and continues to waive a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2017. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk International Fund lost 6.52% for the 12 months ended December 31, 2015, falling short of its benchmark, the MSCI ACWI (All Country World Index) ex USA,* which lost 5.66%.

Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series International Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

Average annual	For periods ended December 31, 2015
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	–6.12%	–1.15%	1.06%	.89%
	Class P2	–6.52	–1.48	1.30	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2016 (unaudited). Through December 31, 2015, the investment adviser waived a portion of its management fee equal to 0.15% of the fund’s net assets. Effective January 1, 2016, the investment adviser reduced the management fee for the fund from an annual rate of 0.25% of the fund’s net assets to 0.15% of the fund’s net assets, and continues to waive a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2017. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Blue Chip Income and Growth Fund lost 7.43% for the 12 months ended December 31, 2015, trailing its benchmark index, the S&P 500, which gained 1.38%.

Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series Blue Chip Income and Growth Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

Average annual	For periods ended December 31, 2015
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	–7.07%	4.75%	.93%	.77%
	Class P2	–7.43	4.38	1.18	1.02

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2016 (unaudited). Through December 31, 2015, the investment adviser waived a portion of its management fee equal to 0.15% of the fund’s net assets. Effective January 1, 2016, the investment adviser reduced the management fee for the fund from an annual rate of 0.25% of the fund’s net assets to 0.15% of the fund’s net assets, and continues to waive a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2017. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth-Income Fund declined 3.64% for the 12 months ended December 31, 2015, while the S&P 500 rose 1.38%.

Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series Growth-Income Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

Average annual	For periods ended December 31, 2015
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	–3.27%	6.33%	.81%	.65%
	Class P2	–3.64	5.98	1.06	.90

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2016 (unaudited). Through December 31, 2015, the investment adviser waived a portion of its management fee equal to 0.15% of the fund’s net assets. Effective January 1, 2016, the investment adviser reduced the management fee for the fund from an annual rate of 0.25% of the fund’s net assets to 0.15% of the fund’s net assets, and continues to waive a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2017. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Asset Allocation Fund declined 1.07% for the 12 months ended December 31, 2015. The S&P 500, the benchmark for the fund’s equity holdings, gained 1.38% over the same period, while the Barclays U.S. Aggregate Index, which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 0.55%. A blend of the two indexes, the 60% S&P 500 Index/40% Barclays U.S. Aggregate Index, advanced 1.28%.*

Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series Asset Allocation Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts.

The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

Average annual	For periods ended December 31, 2015
total returns based on a $1,000 investment		1 year	Lifetime (since September 28, 2012)	Gross expense ratio	Expense ratio
	Class P1	–0.83%	7.15%	.71%	.65%
	Class P2	–1.07	6.89	.96	.90

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are estimated as of the fund’s prospectus dated May 1, 2016 (unaudited). Through December 31, 2015, the investment adviser waived a portion of its management fee equal to 0.15% of the fund’s net assets. Effective January 1, 2016, the investment adviser reduced the management fee for the fund from an annual rate of 0.25% of the fund’s net assets to 0.15% of the fund’s net assets, and continues to waive a portion of its management fee equal to 0.05% of the fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2017. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

*The 60% S&P 500 Index/40% Barclays U.S. Aggregate Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series

“The beauty of active management is that we have a lot of smart people constantly striving to help investors reach their financial goals — and if we need to change our approach due to new developments, we have that capability.”	Don O’Neal

After seven long years, the U.S. Federal Reserve finally raised its benchmark interest rate in December 2015. The Fed’s decision reflected its confidence in a U.S. economy that has improved, albeit slowly and inconsistently. It was also meant to send a positive message.

Some investors, however, were concerned that a move by the Fed would hurt their financial situation. The prospect of a tightening cycle — even one initiated with a very small rate increase — has impacted sentiment and contributed to more volatile markets. But rising rates have often been associated with solid equity returns and higher yields.

The portfolio managers and investment analysts responsible for American Funds Insurance Series worked to position the funds for this inevitable hike. Whatever the future holds for interest rates, we believe we are equipped to meet the challenges that any change might bring.

The influence of the Fed

The Federal Reserve, which has a dual mandate to maximize employment and manage inflation, is responsible for U.S. monetary policy. Changes in monetary policy are effected through the federal funds rate, an overnight interbank lending rate.

This triggers a chain of events that affects costs related to credit cards, car payments, mortgages, business loans and lending to finance securities portfolios —to name a few. Monetary policy changes are indirectly transmitted globally through foreign exchange rates.

Following the collapse of the housing bubble in September 2007, the Fed progressively slashed rates to a low of 0% in December 2008 — helping to calm investors at the height of the financial crisis, and then left them there to provide stimulus. Although the Fed sometimes tightens monetary policy to pour cold water on an overheating economy, in this instance its recent decision was motivated by an ongoing improvement in unemployment and slow but choppy growth in the U.S. economy.

By starting the policy normalization process with an increase ranging from 0.25% to 0.50%, Fed officials made it clear that they remain very cautious. Their projections forecast that this tightening cycle will be slower than those of the past, with gradual increases over a multiyear period.

While higher rates mean lower bond prices in the short term, the income investors earn from bonds should benefit from higher yields going forward as the money is reinvested.

“If rates are rising because the economy is growing, then it’s good for equity markets,” says AFIS Vice Chairman Don O’Neal, a portfolio manager in the series since 1991 and currently one of five portfolio managers on Growth-Income Fund. “In fact, we’ve had long periods with good equity markets during rising rate environments. On the other hand, if rates are rising due to inflation while economic growth is stagnant, that’s not so good for equity markets. In my opinion, our current environment is more the former.”

Although the Fed believes that inflation expectations are on target, actual year-over-year inflation was nearly flat throughout 2015, grounded in large part by low energy prices. If inflation increases faster than anticipated, U.S. monetary policymakers could speed things up.

While many countries continue to struggle with growth and have been forced to loosen monetary policy, the Fed perceives the global economic picture as stable enough to absorb slightly higher rates in the U.S. We nonetheless remain mindful that the Fed could reverse course if domestic growth stagnates or volatility in overseas markets accelerates.

Factoring interest rates into our approach

Ultimately, how high interest rates rise depends upon when the Fed decides that the U.S. economy no longer needs the extraordinary support provided by ultra-low borrowing costs. Fed officials have repeatedly said their future decisions will remain “data dependent.”

“The Fed’s first move isn’t nearly as important as the pace of subsequent increases,” says David Hoag, a portfolio manager with AFIS Bond Fund. “In my view, the ‘lower for longer’ interest rate scenario is still very much intact.”

American Funds Insurance Series

But how will economic weakness around the world affect the United States? That’s been the dominant question. Adds David, “Given the backdrop of recent international events, particularly the slowing of China’s economy and the financial turmoil resulting from it, we should expect very slow, measured increases in short-term rates as the Fed seeks to gradually shift policy back to a more normalized level.”

A low interest rate environment is likely to persist. In fact, throughout much of U.S. history, low rates generally have been the norm. Rates have also been kept low for extended periods when they were deemed necessary to recover from financial crises.

Fergus MacDonald, also a portfolio manager for Bond Fund, cautions, “Although the Fed is arguably close on its employment goal, it is still missing its inflation target, with core inflation currently around 1.3%. I would expect the Fed to be extremely cautious and communicate a shallow path of future rate increases.”

If other countries — particularly China —have to further stimulate their economy by keeping rates low, it’s likely to spill over to the U.S. by moderating the rise of long-term yields, even if the Fed hikes short-term rates decisively.

“If rates rise slowly, that doesn’t necessarily mean returns won’t be negative, but if they are negative it will probably be a short-term phenomenon,” explains portfolio manager Thomas Høgh, who manages assets in AFIS Global Bond Fund and U.S. Government/ AAA-Rated Securities Fund. “The advantage of rising rates is that you get to reinvest at more attractive yields.”

A perfect storm of uncertainty — China’s economic slowdown, fears around anticipated movement by the Fed and falling oil prices — combined to trigger a global selloff that has essentially affected stock markets around the world. But overall, there are no indications that a global recession is around the corner, given the absence of any kind of liquidity contraction.

Allocating assets amid uncertainty

According to Don, the Fed’s recent action should mean a return to a more normal economy and, in turn, more normal volatility. “Investors will need to change their perspective on the importance of the Fed, whose influence in signaling markets will lessen as normalization occurs and fundamentals play a larger part in decision making.”

“There are several ways we try to diversify away from the risk of rising rates,” relates Thomas. “Shortening the duration of bond holdings allows us to reinvest at higher yields more quickly, while buying index-linked bonds helps hedge against U.S. inflation. Globally, we can buy local bonds as well as foreign currencies that may rapidly appreciate in value if there’s a burst of activity that benefits economically sensitive countries.”

Bonds can, importantly, provide a measure of stability during bumpy markets. How big a part they play depends on an investor’s time horizon, financial goals and comfort level. An investor looking for a degree of safety and a more reliable income stream will want a portfolio with a larger percentage of bond holdings.

The Federal Reserve looks at various economic metrics in setting the federal funds rate.

Source: Datastream.

U.S. unemployment rate, U.S. job growth and U.S. dollar gain: Period measured covers January 1, 2007, to December 31, 2015. U.S. dollar gain is a weighted average measured against the euro, yen, Canadian dollar, British pound, Swiss franc, Australian dollar and Swedish krona. Core inflation: Period measured covers January 1, 2007, to November 30, 2015. Core inflation, which excludes volatile food and energy prices, calculated monthly as part of the Personal Consumption Expenditures price index (PCE). U.S. gross domestic product (GDP): Period measured covers January 1, 2007, to September 30, 2015.

American Funds Insurance Series

AFIS equity managers continue to seek growth amid the current volatility and to pursue sustainable income through dividends to offset the prospect of higher rates. It’s important to remember that down markets, while unpleasant, often provide opportunities to invest in good companies at lower prices.

While China remains an issue, the country’s challenges are increasingly being priced into the markets at present levels. And, even as oil prices are closer to a bottom, certain energy stocks are gaining in appeal.

“This time next year we’ll have a new president and a different outlook too, I would imagine. There should be less uncertainty than we have today, which is good, and hopefully there will be more optimism, no matter who takes over the job,” Don observes. “The beauty of active management is that we have a lot of smart people constantly striving to help investors reach their financial goals — and if we need to change our approach due to new developments, we have that capability.” ■

The market’s turbulence is a reminder that stock prices don’t go up forever. Eventually they’re going to fall. Sharp market drops can unnerve even the most seasoned investors. Yet a look back over the past 40 years shows that declines of 10% or more are relatively routine, occurring about once a year.

Source: Rimes. Standard & Poor’s 500 Composite Index declines 1975-2014. Declines are based on price declines of 10% or more (without dividends reinvested) in the unmanaged S&P 500 with 50% recovery rate. Investors cannot invest directly in an index.

Lower for longer

A low rate environment is likely to persist. In fact, throughout much of American history, low rates generally have been the norm. Rates have also been kept low for extended periods when they were deemed necessary to recover from financial crises. Low inflation, slowing job growth and a strong dollar are the crucial factors that should prompt the Fed to move slowly.

Source: Thomson Reuters Datastream. As of September 30, 2015.

American Funds Insurance Series

Global Growth Fund

Summary investment portfolio December 31, 2015

Common stocks 95.56%		Shares	Value (000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	24,065,000	$103,842
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	710,000	16,153
21.22%	ASML Holding NV1	680,897	60,679
	ASML Holding NV (New York registered)	647,176	57,450
	Microsoft Corp.	1,790,000	99,309
	Visa Inc., Class A	1,053,200	81,676
	Nintendo Co., Ltd.[1]	561,000	77,228
	Alcatel-Lucent[1,2]	18,213,536	72,076
	Alphabet Inc., Class A2	67,700	52,671
	Alphabet Inc., Class C2	19,052	14,458
	Alibaba Group Holding Ltd. (ADR)[2]	781,050	63,476
	AAC Technologies Holdings Inc.[1]	8,132,040	52,869
	Murata Manufacturing Co., Ltd.[1]	366,500	52,603
	Avago Technologies Ltd.	350,200	50,832
	Naver Corp.[1]	85,222	47,461
	LinkedIn Corp., Class A2	173,800	39,119
	Cognizant Technology Solutions Corp., Class A2	620,000	37,212
	Tencent Holdings Ltd.[1]	1,800,000	35,114
	ASM Pacific Technology Ltd.[1]	4,443,800	34,766
	Other securities		125,146
			1,174,140

Consumer	Amazon.com, Inc.[2]	446,900	302,055
discretionary	Home Depot, Inc.	1,161,000	153,542
19.92%	Priceline Group Inc.[2]	92,000	117,295
	Industria de Diseño Textil, SA1	1,570,000	53,877
	Woolworths Holdings Ltd.[1]	6,662,000	43,050
	ASOS PLC[1,2]	802,304	40,536
	McDonald’s Corp.	293,000	34,615
	Other securities		357,307
			1,102,277

Health care	Novo Nordisk A/S, Class B1	4,491,000	258,144
19.33%	Vertex Pharmaceuticals Inc.[2]	1,419,000	178,553
	Regeneron Pharmaceuticals, Inc.[2]	311,400	169,050
	UnitedHealth Group Inc.	605,000	71,172
	Express Scripts Holding Co.[2]	770,000	67,306
	Bristol-Myers Squibb Co.	865,600	59,544
	Bayer AG1	349,300	43,824
	Novartis AG1	440,000	37,610
	Sartorius AG, non-registered shares, nonvoting preferred[1]	143,000	37,336
	Merck & Co., Inc.	664,000	35,072
	Other securities		112,083
			1,069,694

Financials	AIA Group Ltd.[1]	15,387,900	91,674
12.67%	JPMorgan Chase & Co.	1,065,000	70,322
	ORIX Corp.[1]	4,990,000	70,001
	Moody’s Corp.	569,000	57,093
	Indiabulls Housing Finance Ltd.[1]	3,523,000	39,004
	Tokio Marine Holdings, Inc.[1]	972,600	37,475
	ICICI Bank Ltd.[1]	8,925,000	35,012
	Other securities		300,733
			701,314

American Funds Insurance Series

Global Growth Fund

Common stocks		Shares	Value (000)
Consumer staples	Associated British Foods PLC[1]	2,265,000	$111,491
7.42%	Kao Corp.[1]	1,398,000	71,740
	Seven & i Holdings Co., Ltd.[1]	741,500	33,809
	Other securities		193,875
			410,915

Industrials	Airbus Group SE, non-registered shares[1]	645,000	43,308
5.58%	KONE Oyj, Class B1	880,000	37,000
	International Consolidated Airlines Group, SA (CDI)[1]	3,620,000	32,308
	Other securities		196,181
			308,797

Telecommunication	SoftBank Group Corp.[1]	1,068,000	53,821
services	BT Group PLC[1]	6,709,356	46,370
2.31%	Other securities		27,813
			128,004

Other	Other securities		193,230
3.50%

Miscellaneous	Other common stocks in initial period of acquisition		199,726
3.61%	Total common stocks (cost: $4,015,086,000)		5,288,097

Bonds, notes & other debt instruments 0.10%		Principal amount (000)
U.S. Treasury bonds & notes 0.10%
U.S. Treasury	Other securities		5,190
0.10%	Total bonds, notes & other debt instruments (cost: $5,191,000)		5,190

Short-term securities 4.74%
	Federal Home Loan Bank 0.13%–0.22% due 1/15/2016–4/5/2016	$174,500	174,451
	Toronto-Dominion Holdings USA Inc. 0.45% due 3/23/2016[3]	44,000	43,947
	Other securities		44,092
	Total short-term securities (cost: $262,499,000)		262,490

	Total investment securities 100.40% (cost: $4,282,776,000)		5,555,777
	Other assets less liabilities (0.40)%		(22,145)
	Net assets 100.00%		$5,533,632

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were pledged as collateral. The total value of pledged collateral was $391,000, which represented less than .01% of the net assets of the fund.

American Funds Insurance Series

Global Growth Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $94,368,000.

					Unrealized
			Contract amount		depreciation
	Settlement		Receive	Deliver	at 12/31/2015
	date	Counterparty	(000)	(000)	(000)
Sales:
Japanese yen	1/11/2016	Bank of America, N.A.	$7,185	¥884,000	$(171)
Japanese yen	1/12/2016	JPMorgan Chase	$1,304	¥160,000	(27)
Japanese yen	1/29/2016	Bank of America, N.A.	$2,939	¥360,000	(59)
Japanese yen	1/29/2016	Citibank	$3,346	¥410,000	(67)
Japanese yen	1/29/2016	Bank of America, N.A.	$12,855	¥1,575,000	(257)
Japanese yen	2/12/2016	Bank of America, N.A.	$1,327	¥160,000	(5)
Japanese yen	2/18/2016	UBS AG	$1,329	¥160,000	(4)
					$(590)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,649,062,000, which represented 47.87% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $96,223,000, which represented 1.74% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CDI = CREST Depository Interest

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2015

Common stocks 84.53%		Shares	Value (000)
Consumer	Expedia, Inc.	547,225	$68,020
discretionary	Lions Gate Entertainment Corp.	1,821,000	58,982
18.40%	zooplus AG, non-registered shares[1,2,3]	357,716	56,790
	Domino’s Pizza, Inc.	423,300	47,092
	Cedar Fair, LP	687,000	38,362
	Tele Columbus AG1,2	3,285,000	32,990
	Penske Automotive Group, Inc.	729,000	30,866
	Melco Crown Entertainment Ltd. (ADR)	1,432,000	24,058
	Ted Baker PLC[2]	517,162	22,759
	Other securities		398,619
			778,538

Health care	athenahealth, Inc.[1]	396,600	63,841
15.47%	Myriad Genetics, Inc.[1]	1,274,898	55,025
	Ultragenyx Pharmaceutical Inc.[1]	483,768	54,269
	Illumina, Inc.[1]	273,800	52,554
	Hikma Pharmaceuticals PLC[2]	1,424,000	48,222
	Endo International PLC[1]	759,224	46,480
	GW Pharmaceuticals PLC (ADR)[1]	559,950	38,883
	Insulet Corp.[1]	907,533	34,314
	bluebird bio, Inc.[1]	485,765	31,196
	Kite Pharma, Inc.[1]	385,539	23,757
	Other securities		205,993
			654,534

Information	Qorvo, Inc.[1]	1,783,038	90,757
technology	AAC Technologies Holdings Inc.[2]	8,558,600	55,642
13.28%	Palo Alto Networks, Inc.[1]	282,991	49,846
	Kakaku.com, Inc.[2]	1,575,000	31,093
	Topcon Corp.[2]	1,360,510	23,023
	Sunny Optical Technology (Group) Co., Ltd.[2]	10,024,000	22,902
	YY Inc., Class A (ADR)[1]	363,000	22,677
	Other securities		265,886
			561,826

Industrials	International Container Terminal Services, Inc.[2]	30,840,000	45,992
9.58%	AA PLC[2]	7,606,604	35,022
	ITT Corp.	801,000	29,092
	Moog Inc., Class A1	432,100	26,185
	Other securities		269,241
			405,532

Consumer staples	Sprouts Farmers Market, Inc.[1]	3,726,926	99,099
6.76%	COSMOS Pharmaceutical Corp.[2]	224,000	35,284
	Herbalife Ltd.[1]	579,500	31,073
	Puregold Price Club, Inc.[2]	37,418,000	27,564
	Other securities		93,086
			286,106

Financials	Kotak Mahindra Bank Ltd.[2]	3,282,732	35,882
6.72%	Essent Group Ltd.[1]	1,249,064	27,342
	Kemper Corp.	700,000	26,075
	Avanza Bank Holding AB2	599,614	26,026
	Other securities		169,099
			284,424

American Funds Insurance Series

Global Small Capitalization Fund

Common stocks (continued)		Shares	Value (000)
Energy	InterOil Corp.[1]	1,184,235	$37,209
3.80%	Laredo Petroleum, Inc.[1]	4,534,000	36,227
	Other securities		87,573
			161,009

Materials	PolyOne Corp.	720,168	22,873
3.61%	Other securities		129,705
			152,578

Utilities	ENN Energy Holdings Ltd.[2]	9,515,700	50,443
1.91%	Other securities		30,380
			80,823

Telecommunication	Other securities		2,433
services
0.06%

Miscellaneous	Other common stocks in initial period of acquisition		209,226
4.94%	Total common stocks (cost: $3,454,748,000)		3,577,029

Rights & warrants 0.01%
Energy	Other securities		46
0.00%

Miscellaneous	Other rights & warrants in initial period of acquisition		271
0.01%	Total rights & warrants (cost: $280,000)		317

Convertible stocks 0.16%
Health care	Other securities		6,913
0.16%	Total convertible stocks (cost: $3,307,000)		6,913

Bonds, notes & other debt instruments 0.22%		Principal amount (000)
U.S. Treasury bonds & notes 0.22%
U.S. Treasury	Other securities		9,152
0.22%	Total bonds, notes & other debt instruments (cost: $9,155,000)		9,152

Short-term securities 15.04%
	Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.42% due 1/22/2016	$35,500	35,492
	Fannie Mae 0.23% due 3/1/2016	23,300	23,295
	Federal Home Loan Bank 0.12%–0.52% due 1/8/2016–5/27/2016	382,100	381,973
	Liberty Street Funding Corp. 0.49% due 3/1/2016[4]	25,800	25,774
	Mizuho Bank, Ltd. 0.28%–0.35% due 1/14/2016–2/25/2016[4]	81,200	81,175
	National Australia Bank Ltd. 0.24% due 2/2/2016[4]	26,900	26,893

American Funds Insurance Series

Global Small Capitalization Fund

Short-term securities	Principal amount (000)	Value (000)
Svenska Handelsbanken Inc. 0.32% due 2/8/2016[4]	$31,300	$31,286
Total Capital Canada Ltd. 0.19% due 1/25/2016[4]	27,100	27,094
Other securities		3,399
Total short-term securities (cost: $636,353,000)		636,381

Total investment securities 99.96% (cost: $4,103,843,000)		4,229,792
Other assets less liabilities 0.04%		1,711
Net assets 100.00%		$4,231,503

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $56,654,000.

					Unrealized
					(depreciation)
			Contract amount		appreciation
	Settlement		Receive	Deliver	at 12/31/2015
	date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	1/25/2016	UBS AG	$359	A$500	$ (5)
Australian dollars	2/18/2016	Barclays Bank PLC	$360	A$500	(3)
British pounds	1/29/2016	HSBC Bank	$39,514	£26,517	419
British pounds	1/29/2016	Citibank	$17,975	£12,070	180
Euros	1/29/2016	HSBC Bank	$3,892	€3,586	(8)
Japanese yen	1/12/2016	UBS AG	$4,306	¥528,290	(90)
Singapore dollars	2/24/2016	Barclays Bank PLC	$5,367	S$7,612	8
					$501

American Funds Insurance Series

Global Small Capitalization Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2015, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	12/31/2015
	shares	Additions	Reductions	shares	(000)	(000)
zooplus AG, non-registered shares[1,2]	357,716	—	—	357,716	$—	$ 56,790
JVM Co., Ltd.[1,2]	411,500	—	—	411,500	—	19,489
Time Technoplast Ltd.[2]	11,888,000	—	—	11,888,000	90	10,131
Venture Global LNG, Inc., Class C1,2,4,5	—	2,760	—	2,760	—	8,280
Victoria Oil & Gas PLC[1,2]	6,966,560	—	—	6,966,560	—	3,613
Mauna Kea Technologies SA1,2	881,400	77,000	—	958,400	—	3,200
Sylvania Platinum Ltd. (CDI)[1,2]	15,000,000	—	—	15,000,000	—	1,686
Canadian Overseas Petroleum Ltd.[1]	19,225,000	2,555,000	10,555,000	11,225,000	—	325
Canadian Overseas Petroleum Ltd. (GBP denominated)[1,2]	6,050,000	—	—	6,050,000	—	178
Canadian Overseas Petroleum Ltd., warrants, expire 2017[1,2]	2,555,000	—	—	2,555,000	—	46
Indochine Mining Ltd.[1,2]	73,199,466	—	—	73,199,466	—	—
Airesis SA6	3,231,392	—	3,231,392	—	—	—
Wildhorse Energy Ltd.[6]	540,900	—	540,900	—	—	—
Wildhorse Energy Ltd. (CDI)[6]	240,859	540,900	781,759	—	—	—
Wildhorse Energy Ltd., rights, expire 2015[6]	2,704,500	—	2,704,500	—	—	—
Wildhorse Energy Ltd., rights, expire 2015 (GBP denominated)[6]	1,204,295	—	1,204,295	—	—	—
					$90	$103,738

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,610,284,000, which represented 38.05% of the net assets of the fund. This amount includes $1,549,663,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $209,179,000, which represented 4.94% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	Unaffiliated issuer at 12/31/2015.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date	(000)	(000)	assets
Venture Global LNG, Inc., Class C	5/1/2015	$ 8,280	$ 8,280	.20%
Stemcentrx, Inc., Series F-1, convertible preferred	6/10/2014	3,307	6,913	.16
Total private placement securities		$11,587	$15,193	.36%

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

A$ = Australian dollars

€ = Euros

GBP/£ = British pounds

¥ = Japanese yen

S$ = Singapore dollars

See Notes to Financial Statements

American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2015

Common stocks 96.79%		Shares	Value (000)
Consumer	Amazon.com, Inc.[1]	2,144,216	$1,449,254
discretionary	Home Depot, Inc.	6,170,000	815,982
22.46%	Comcast Corp., Class A	8,785,000	495,738
	Twenty-First Century Fox, Inc., Class A	8,285,000	225,021
	Charter Communications, Inc., Class A1	1,106,000	202,509
	Starbucks Corp.	3,185,000	191,196
	NIKE, Inc., Class B	2,680,000	167,500
	Ulta Salon, Cosmetics & Fragrance, Inc.[1]	840,000	155,400
	MGM Resorts International[1]	6,037,900	137,181
	Other securities		1,055,395
			4,895,176

Information	Microsoft Corp.	13,810,000	766,179
technology	Facebook, Inc., Class A1	4,332,685	453,459
21.33%	ASML Holding NV (New York registered)	3,034,016	269,330
	ASML Holding NV2	1,808,186	161,139
	Visa Inc., Class A	4,332,000	335,947
	Alphabet Inc., Class A1	224,000	174,274
	Alphabet Inc., Class C1	195,625	148,456
	Avago Technologies Ltd.	2,215,100	321,522
	Taiwan Semiconductor Manufacturing Co., Ltd.[2]	48,537,000	209,441
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,425,392	32,428
	Apple Inc.	2,256,300	237,498
	LinkedIn Corp., Class A1	788,650	177,509
	Nintendo Co., Ltd.[2]	1,114,960	153,487
	salesforce.com, inc.[1]	1,915,000	150,136
	Other securities		1,057,526
			4,648,331

Health care	Express Scripts Holding Co.[1]	4,793,208	418,974
17.17%	UnitedHealth Group Inc.	3,330,000	391,741
	Regeneron Pharmaceuticals, Inc.[1]	627,400	340,597
	Vertex Pharmaceuticals Inc.[1]	2,492,000	313,568
	Incyte Corp.[1]	2,842,500	308,269
	Centene Corp.[1]	4,104,200	270,097
	Hologic, Inc.[1]	5,043,000	195,114
	Humana Inc.	993,200	177,296
	Thermo Fisher Scientific Inc.	1,240,000	175,894
	Other securities		1,151,865
			3,743,415

Financials	Wells Fargo & Co.	10,401,096	565,404
12.82%	Berkshire Hathaway Inc., Class A1	1,710	338,238
	Berkshire Hathaway Inc., Class B1	363,734	48,027
	PNC Financial Services Group, Inc.	1,898,600	180,955
	Legal & General Group PLC[2]	45,158,246	178,096
	JPMorgan Chase & Co.	2,503,720	165,321
	Capital One Financial Corp.	2,120,000	153,022
	American International Group, Inc.	2,333,300	144,595
	Onex Corp.	2,342,800	143,612
	Other securities		878,050
			2,795,320

Consumer staples	Costco Wholesale Corp.	2,330,000	376,295
8.82%	Philip Morris International Inc.	3,615,000	317,795
	Coca-Cola Co.	4,670,000	200,623
	Kerry Group PLC, Class A2	2,000,000	165,510

American Funds Insurance Series

Growth Fund

Common stocks (continued)		Shares	Value (000)
Consumer staples	Kroger Co.	3,710,000	$155,189
(continued)	Constellation Brands, Inc., Class A	1,075,000	153,123
	Other securities		553,807
			1,922,342

Industrials	Boeing Co.	2,250,000	325,327
6.13%	Oshkosh Corp.[3]	4,947,000	193,131
	Rockwell Collins, Inc.	1,775,000	163,832
	Other securities		653,434
			1,335,724

Energy	Concho Resources Inc.[1]	2,149,000	199,556
5.79%	Suncor Energy Inc.	5,502,090	142,036
	Chevron Corp.	1,000,000	89,960
	Other securities		829,647
			1,261,199

Other	Other securities		452,735
2.07%

Miscellaneous	Other common stocks in initial period of acquisition		44,565
0.20%	Total common stocks (cost: $14,299,040,000)		21,098,807

Rights & warrants 0.00%
Energy	Other securities		336
0.00%	Total rights & warrants (cost: $20,065,000)		336

Convertible stocks 0.06%
Consumer	Other securities		13,104
discretionary	Total convertible stocks (cost: $10,650,000)		13,104
0.06%

Short-term securities 3.42%		Principal amount (000)
	Chevron Corp. 0.17%–0.23% due 1/11/2016–2/16/2016[4]	$136,700	136,677
	Federal Home Loan Bank 0.12%–0.58% due 1/8/2016–6/20/2016	416,200	415,818
	Other securities		192,629
	Total short-term securities (cost: $744,979,000)		745,124

	Total investment securities 100.27% (cost: $15,074,734,000)		21,857,371
	Other assets less liabilities (0.27)%		(59,687)
	Net assets 100.00%		$21,797,684

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

Growth Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2015, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	12/31/2015
	shares	Additions	Reductions	shares	(000)	(000)
Oshkosh Corp.	4,947,000	—	—	4,947,000	$3,463	$193,131
KGen Power Corp.[1,2,5]	3,166,128	3,166,128	3,166,128	3,166,128	—	1,140
Myriad Genetics, Inc.[6]	3,480,000	—	1,195,753	2,284,247	—	—
FCB Financial Holdings, Inc., Class A6	265,000	1,625,000	210,000	1,680,000	—	—
					$3,463	$194,271

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,556,484,000, which represented 7.14% of the net assets of the fund. This amount includes $1,541,046,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $241,357,000, which represented 1.11% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	Unaffiliated issuer at 12/31/2015.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date	(000)	(000)	assets
Uber Technologies, Inc., Series F, convertible preferred	5/22/2015	$10,650	$13,104	.06%
KGen Power Corp.	12/19/2006	1,203	1,140	.01
Total private placement securities		$11,853	$14,244	.07%

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2015

Common stocks 90.88%		Shares	Value (000)
Financials	AIA Group Ltd.[1]	34,295,700	$204,319
19.92%	HDFC Bank Ltd.[1]	7,077,600	141,471
	HDFC Bank Ltd. (ADR)	352,300	21,702
	Barclays PLC[1]	47,214,347	152,818
	Cheung Kong Property Holdings Ltd.[1]	19,409,836	125,216
	Prudential PLC[1]	4,380,265	98,065
	Credit Suisse Group AG1	3,174,427	68,610
	UBS Group AG1	3,019,651	58,110
	BNP Paribas SA1	966,046	54,682
	Other securities		565,820
			1,490,813

Information	Baidu, Inc., Class A (ADR)[2]	971,500	183,652
technology	Tencent Holdings Ltd.[1]	9,337,900	182,164
12.99%	Samsung Electronics Co., Ltd.[1]	108,419	115,773
	Nintendo Co., Ltd.[1]	807,500	111,162
	Alibaba Group Holding Ltd. (ADR)[2]	933,200	75,841
	ASML Holding NV1	685,834	61,119
	Murata Manufacturing Co., Ltd.[1]	315,500	45,283
	Other securities		197,066
			972,060

Health care	Novartis AG1	3,780,150	323,114
12.39%	UCB SA1	1,115,496	100,408
	Grifols, SA, Class B, preferred nonvoting, non-registered shares[1]	1,735,509	56,087
	Grifols, SA, Class A, non-registered shares[1]	440,500	20,279
	Grifols, SA, Class B (ADR)	396,845	12,857
	Bayer AG1	702,771	88,171
	Takeda Pharmaceutical Co. Ltd.[1]	1,556,400	77,483
	Novo Nordisk A/S, Class B1	1,096,000	62,999
	Teva Pharmaceutical Industries Ltd. (ADR)	691,800	45,410
	Other securities		140,036
			926,844

Consumer	Toyota Motor Corp.[1]	1,509,700	92,666
discretionary	Altice NV, Class A1,2	4,054,716	57,982
12.14%	Numericable-SFR, non-registered shares[1]	1,771,571	64,322
	Sands China Ltd.[1]	17,286,000	58,466
	Galaxy Entertainment Group Ltd.[1]	17,563,000	54,760
	Kering SA1	287,433	48,994
	H & M Hennes & Mauritz AB, Class B1	1,297,377	46,199
	Other securities		484,887
			908,276

Industrials	Airbus Group SE, non-registered shares[1]	2,250,014	151,074
10.10%	Jardine Matheson Holdings Ltd.[1]	1,091,600	53,001
	Rolls-Royce Holdings PLC[1,2]	5,663,000	47,934
	Babcock International Group PLC[1]	3,055,615	45,502
	CK Hutchison Holdings Ltd.[1]	3,350,836	44,975
	Other securities		412,984
			755,470

American Funds Insurance Series

International Fund

Common stocks		Shares	Value (000)
Consumer staples	Nestlé SA1	1,351,700	$100,193
7.14%	Pernod Ricard SA1	799,200	90,862
	Associated British Foods PLC[1]	1,443,588	71,058
	AMOREPACIFIC Corp.[1]	149,546	52,521
	Other securities		219,380
			534,014

Utilities	Power Grid Corp. of India Ltd.[1]	59,159,040	125,784
5.14%	Cheung Kong Infrastructure Holdings Ltd.[1]	8,253,000	76,076
	ENN Energy Holdings Ltd.[1]	11,618,000	61,587
	SSE PLC[1]	2,093,404	46,877
	Other securities		74,621
			384,945

Materials	Syngenta AG1	200,250	78,599
4.44%	HeidelbergCement AG1	747,240	60,961
	Other securities		192,475
			332,035

Telecommunication	SoftBank Group Corp.[1]	1,459,400	73,546
services	Other securities		139,564
2.85%			213,110

Energy	Other securities		193,443
2.58%

Miscellaneous	Other common stocks in initial period of acquisition		89,293
1.19%	Total common stocks (cost: $6,428,351,000)		6,800,303

Rights & warrants 0.00%
Miscellaneous	Other rights & warrants in initial period of acquisition		242
0.00%	Total rights & warrants (cost: $245,000)		242

Bonds, notes & other debt instruments 1.09%		Principal amount (000)
Corporate bonds & notes 0.58%
Other	Other securities		42,998
0.58%	Total corporate bonds & notes		42,998

U.S. Treasury bonds & notes 0.31%
U.S. Treasury	Other securities		23,518
0.31%

Bonds & notes of governments & government agencies outside the U.S. 0.20%
	Other securities		14,670
	Total bonds, notes & other debt instruments (cost: $92,818,000)		81,186

American Funds Insurance Series

International Fund

Short-term securities 7.79%	Principal amount (000)	Value (000)
ANZ New Zealand (International) Ltd. 0.40% due 1/13/2016[3]	$20,000	$19,997
Australia & New Zealand Banking Group, Ltd. 0.28% due 2/12/2016[3]	46,400	46,371
Federal Home Loan Bank 0.12%–0.30% due 1/8/2016–3/2/2016	128,400	128,386
Freddie Mac 0.20% due 2/24/2016	50,000	49,989
Liberty Street Funding Corp. 0.30% due 1/26/2016[3]	50,000	49,984
Toyota Credit Canada Inc. 0.43% due 3/24/2016	50,000	49,944
Other securities		238,015
Total short-term securities (cost: $582,721,000)		582,686

Total investment securities 99.76% (cost: $7,104,135,000)		7,464,417
Other assets less liabilities 0.24%		18,233
Net assets 100.00%		$7,482,650

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were pledged as collateral. The total value of pledged collateral was $480,000, which represented less than .01% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $177,465,000.

					Unrealized
					(depreciation)
			Contract amount		appreciation
	Settlement		Receive	Deliver	at 12/31/2015
	date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	1/25/2016	UBS AG	$2,512	A$3,500	$ (35)
British pounds	2/12/2016	UBS AG	$75,030	£50,000	1,313
Euros	1/22/2016	HSBC Bank	$4,020	€3,666	34
Euros	1/29/2016	Bank of America, N.A.	$18,782	€17,345	(82)
Japanese yen	1/12/2016	UBS AG	$12,863	¥1,578,000	(270)
Japanese yen	1/21/2016	Barclays Bank PLC	$43,427	¥5,269,000	(430)
Japanese yen	1/25/2016	Barclays Bank PLC	$11,629	¥1,413,000	(133)
South Korean won	1/14/2016	JPMorgan Chase	$3,217	KRW3,749,995	20
					$ 417

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $6,232,108,000, which represented 83.29% of the net assets of the fund. This amount includes $6,010,353,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $249,981,000, which represented 3.34% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts	€ = Euros	¥ = Japanese yen
A$ = Australian dollars	£ = British pounds	KRW = South Korean won

See Notes to Financial Statements

American Funds Insurance Series

New World Fund

Summary investment portfolio December 31, 2015

Common stocks 78.70%		Shares	Value (000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	10,757,000	$46,417
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	540,000	12,285
15.73%	AAC Technologies Holdings Inc.[1]	8,054,500	52,365
	Baidu, Inc., Class A (ADR)[2]	250,700	47,392
	Murata Manufacturing Co., Ltd.[1]	315,300	45,254
	Mail.Ru Group Ltd. (GDR)[1,2]	1,778,359	39,987
	Alcatel-Lucent[1,2]	6,315,000	24,990
	Alibaba Group Holding Ltd. (ADR)[2]	252,800	20,545
	Cognizant Technology Solutions Corp., Class A2	331,700	19,909
	MasterCard Inc., Class A	200,000	19,472
	Other securities		94,967
			423,583

Consumer	Naspers Ltd., Class N1	395,419	54,064
discretionary	Maruti Suzuki India Ltd.[1]	691,500	48,168
14.42%	Ctrip.com International, Ltd. (ADR)[2]	986,700	45,714
	Domino’s Pizza, Inc.	350,000	38,937
	Ryohin Keikaku Co., Ltd.[1]	154,500	31,322
	Kroton Educacional SA, ordinary nominative	9,471,200	22,815
	Toyota Motor Corp.[1]	318,900	19,574
	Mr Price Group Ltd.[1]	1,509,000	19,457
	Other securities		108,395
			388,446

Financials	ICICI Bank Ltd.[1]	6,053,830	23,749
12.50%	ICICI Bank Ltd. (ADR)	1,075,500	8,421
	Fibra Uno Administración, SA de CV	13,586,578	29,949
	Citigroup Inc.	560,000	28,980
	Housing Development Finance Corp. Ltd.[1]	1,353,000	25,705
	AIA Group Ltd.[1]	4,291,600	25,568
	American Tower Corp.	245,000	23,753
	Grupo Financiero Santander México, SAB de CV, Class B (ADR)	2,430,000	21,068
	HDFC Bank Ltd. (ADR)	208,400	12,837
	HDFC Bank Ltd.[1]	390,000	7,796
	Other securities		128,972
			336,798

Health care	Novo Nordisk A/S, Class B1	1,035,600	59,527
9.22%	China Biologic Products, Inc.[2]	331,700	47,254
	Novartis AG1	280,500	23,976
	Novartis AG (ADR)	134,000	11,530
	Hikma Pharmaceuticals PLC[1]	636,500	21,554
	Other securities		84,473
			248,314

Consumer staples	Lenta Ltd. (GDR)[1,2]	3,441,024	23,238
7.04%	Lenta Ltd. (GDR)[1,2,3]	1,053,300	7,113
	Pernod Ricard SA1	208,900	23,750
	Hypermarcas SA, ordinary nominative[2]	3,848,100	21,116
	Other securities		114,345
			189,562

American Funds Insurance Series

New World Fund

Common stocks (continued)		Shares	Value (000)
Industrials	Airbus Group SE, non-registered shares[1]	431,929	$29,001
5.70%	Cummins Inc.	290,200	25,540
	ASSA ABLOY AB, Class B1	992,658	20,791
	Other securities		78,132
			153,464

Energy	Reliance Industries Ltd.[1]	3,042,302	46,447
4.55%	Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[2]	6,339,853	27,261
	Petróleo Brasileiro SA (Petrobras), preferred nominative[2]	563,600	955
	Other securities		47,841
			122,504

Telecommunication	Reliance Communications Ltd.[1,2]	17,458,904	23,149
services	Other securities		25,863
1.82%			49,012

Materials	Klabin SA, units	4,402,000	26,092
1.55%	Other securities		15,776
			41,868

Utilities	China Resources Gas Group Ltd.[1]	8,098,000	24,097
1.24%	Other securities		9,402
			33,499

Miscellaneous	Other common stocks in initial period of acquisition		132,894
4.93%	Total common stocks (cost: $2,011,608,000)		2,119,944

Preferred securities 0.04%
Consumer	Other securities		1,156
discretionary	Total preferred securities (cost: $570,000)		1,156
0.04%

Rights & warrants 2.42%
Consumer staples	Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[1,2,3]	5,330,000	28,954
1.93%	Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2016[1,2,3]	3,790,000	23,000
			51,954

Consumer	Other securities		13,312
discretionary	Total rights & warrants (cost: $69,795,000)		65,266
0.49%

Bonds, notes & other debt instruments 3.74%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.94%
	Other securities		79,133

American Funds Insurance Series

New World Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Corporate bonds & notes 0.54%
Energy	Petrobras Global Finance Co. 6.85% 2115	$4,870	$3,178
0.33%	Petrobras International Finance Co. 3.875% 2016	640	638
	Other securities		5,158
			8,974

Other	Other securities		5,668
0.21%	Total corporate bonds & notes		14,642

U.S. Treasury bonds & notes 0.26%
U.S. Treasury	Other securities		7,065
0.26%	Total bonds, notes & other debt instruments (cost: $111,127,000)		100,840

Short-term securities 14.69%
	Federal Home Loan Bank 0.12%–0.32% due 1/8/2016–2/19/2016	202,900	202,876
	Freddie Mac 0.51% due 4/26/2016	19,900	19,881
	Gotham Funding Corp. 0.30% due 1/22/2016[3]	25,800	25,793
	Nordea Bank AB 0.24% due 1/15/2016[3]	27,100	27,096
	Sumitomo Mitsui Banking Corp. 0.39% due 2/2/2016[3]	31,800	31,789
	Svenska Handelsbanken Inc. 0.32% due 2/11/2016[3]	63,500	63,470
	USAA Capital Corp. 0.25% due 1/6/2016	24,700	24,699
	Total short-term securities (cost: $395,594,000)		395,604

	Total investment securities 99.59% (cost: $2,588,694,000)		2,682,810
	Other assets less liabilities 0.41%		10,971
	Net assets 100.00%		$2,693,781

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

New World Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $13,411,000.

					Unrealized appreciation
			Contract amount		(depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2015 (000)
Sales:
Colombian pesos	1/15/2016	JPMorgan Chase	$917	COP2,829,400	$27
Euros	1/21/2016	HSBC Bank	$516	€475	— [4]
Euros	1/22/2016	HSBC Bank	$384	€350	3
Indian rupees	1/19/2016	JPMorgan Chase	$3,147	INR210,800	(29)
Japanese yen	2/12/2016	Bank of America, N.A.	$1,269	¥153,000	(5)
Japanese yen	2/18/2016	UBS AG	$523	¥63,000	(2)
Mexican pesos	1/15/2016	JPMorgan Chase	$231	MXN3,900	5
Mexican pesos	1/28/2016	Barclays Bank PLC	$663	MXN11,350	6
Mexican pesos	2/19/2016	UBS AG	$2,256	MXN38,600	25
South African rand	1/19/2016	UBS AG	$1,399	ZAR21,400	20
Turkish lira	1/15/2016	JPMorgan Chase	$255	TRY750	(2)
Turkish lira	1/20/2016	JPMorgan Chase	$266	TRY785	(2)
Turkish lira	1/21/2016	Bank of America, N.A.	$647	TRY1,950	(17)
Turkish lira	1/29/2016	Citibank	$578	TRY1,700	— [4]
					$29

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,399,865,000, which represented 51.97% of the net assets of the fund. This amount includes $1,299,479,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $242,472,000, which represented 9.00% of the net assets of the fund.
[4]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

COP = Colombian pesos

€ = Euros

INR = Indian rupees

¥ = Japanese yen

MXN = Mexican pesos

TRY = Turkish lira

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2015

Common stocks 95.58%		Shares	Value (000)
Health care	Amgen Inc.	2,694,600	$437,414
15.74%	Gilead Sciences, Inc.	1,600,412	161,946
	Medtronic PLC	1,375,000	105,765
	AbbVie Inc.	1,664,800	98,623
	Teva Pharmaceutical Industries Ltd. (ADR)	1,202,000	78,899
	Bristol-Myers Squibb Co.	1,125,000	77,389
	Novartis AG (ADR)	708,500	60,959
	Other securities		64,584
			1,085,579

Information	Intel Corp.	7,787,000	268,262
technology	Avago Technologies Ltd.	1,042,000	151,246
15.69%	Western Union Co.	8,225,000	147,310
	Texas Instruments Inc.	2,630,000	144,150
	Microsoft Corp.	2,507,000	139,089
	Oracle Corp.	2,900,000	105,937
	Apple Inc.	770,000	81,050
	Other securities		45,415
			1,082,459

Industrials	Norfolk Southern Corp.	1,731,800	146,493
14.28%	CSX Corp.	4,422,000	114,751
	Union Pacific Corp.	1,269,000	99,236
	Precision Castparts Corp.	420,000	97,444
	Boeing Co.	580,000	83,862
	General Electric Co.	2,400,000	74,760
	General Dynamics Corp.	450,000	61,812
	Illinois Tool Works Inc.	650,000	60,242
	United Technologies Corp.	500,000	48,035
	Other securities		198,815
			985,450

Telecommunication	Verizon Communications Inc.	7,491,339	346,250
services	AT&T Inc.	8,811,000	303,186
11.55%	CenturyLink, Inc.	5,856,000	147,337
			796,773

Consumer staples	Altria Group, Inc.	3,754,000	218,521
10.24%	Philip Morris International Inc.	1,000,000	87,910
	Kraft Heinz Co.	1,076,666	78,338
	Mondelez International, Inc.	1,580,000	70,847
	Kimberly-Clark Corp.	500,000	63,650
	Coca-Cola Co.	1,250,000	53,700
	ConAgra Foods, Inc.	1,200,000	50,592
	Other securities		82,752
			706,310

Energy	Canadian Natural Resources, Ltd.	6,736,000	147,047
6.22%	Noble Energy, Inc.	2,488,000	81,930
	Halliburton Co.	1,859,000	63,280
	Cabot Oil & Gas Corp.	3,395,000	60,058
	Exxon Mobil Corp.	546,300	42,584
	Other securities		34,530
			429,429

American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks (continued)		Shares	Value (000)
Consumer	Johnson Controls, Inc.	2,075,000	$81,942
discretionary	General Motors Co.	2,000,000	68,020
5.86%	Las Vegas Sands Corp.	1,548,000	67,864
	McDonald’s Corp.	500,000	59,070
	Priceline Group Inc.[1]	41,500	52,910
	Royal Caribbean Cruises Ltd.	500,000	50,605
	Other securities		23,518
			403,929

Materials	Monsanto Co.	1,001,000	98,618
4.10%	Other securities		183,942
			282,560

Financials	JPMorgan Chase & Co.	1,190,000	78,576
3.64%	American International Group, Inc.	1,146,000	71,017
	Other securities		101,672
			251,265

Utilities	Exelon Corp.	6,175,000	171,480
3.37%	Other securities		60,962
			232,442

Miscellaneous	Other common stocks in initial period of acquisition		337,176
4.89%	Total common stocks (cost: $5,652,956,000)		6,593,372

Short-term securities 4.15%		Principal amount (000)
	ExxonMobil Corp. 0.27% due 1/19/2016	$38,100	38,093
	Federal Home Loan Bank 0.12%–0.58% due 1/7/2016–6/20/2016	167,700	167,640
	General Electric Co. 0.15% due 1/4/2016	23,200	23,200
	Other securities		57,080
	Total short-term securities (cost: $285,975,000)		286,013

	Total investment securities 99.73% (cost: $5,938,931,000)		6,879,385
	Other assets less liabilities 0.27%		18,889
	Net assets 100.00%		$6,898,274

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $10,299,000, which represented 0.15% of the net assets of the fund) were acquired in transactions exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

The following footnote applies to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2015

Common stocks 93.16%		Shares	Value (000)
Financials	AXA SA1	1,634,360	$44,681
16.42%	JPMorgan Chase & Co.	396,800	26,201
	Wells Fargo & Co.	402,000	21,853
	CME Group Inc., Class A	165,500	14,994
	ICICI Bank Ltd. (ADR)	1,800,000	14,094
	Crown Castle International Corp.	163,000	14,091
	Iron Mountain Inc.	495,905	13,394
	Banco Santander, SA (ADR)	2,000,000	9,740
	Banco Santander, SA1	503,637	2,473
	Other securities		130,234
			291,755

Consumer	McDonald’s Corp.	305,000	36,033
discretionary	Home Depot, Inc.	243,000	32,137
14.09%	D.R. Horton, Inc.	750,000	24,022
	Amazon.com, Inc.[2]	24,000	16,221
	Comcast Corp., Class A	255,000	14,390
	Toll Brothers, Inc.[2]	400,000	13,320
	HUGO BOSS AG1	150,000	12,491
	GameStop Corp., Class A	440,000	12,338
	adidas AG1	123,825	12,066
	Other securities		77,367
			250,385

Information	Microsoft Corp.	1,147,000	63,636
technology	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	13,290,800	57,351
12.37%	Avago Technologies Ltd.	200,000	29,030
	Cisco Systems, Inc.	500,000	13,577
	Alibaba Group Holding Ltd. (ADR)[2]	160,000	13,003
	Other securities		43,207
			219,804

Industrials	Airbus Group SE, non-registered shares[1]	374,000	25,112
12.27%	United Continental Holdings, Inc.[2]	400,000	22,920
	Geberit AG1	60,000	20,181
	American Airlines Group Inc.	445,000	18,846
	Boeing Co.	120,000	17,351
	Abertis Infraestructuras, SA, Class A1	935,550	14,583
	SECOM Co., Ltd.[1]	185,000	12,519
	Ryanair Holdings PLC (ADR)	141,375	12,223
	General Electric Co.	275,000	8,566
	Other securities		65,743
			218,044

Health care	UnitedHealth Group Inc.	278,000	32,704
8.53%	Merck & Co., Inc.	563,900	29,785
	Novartis AG1	329,000	28,122
	Medtronic PLC	211,000	16,230
	Other securities		44,663
			151,504

American Funds Insurance Series

Global Growth and Income Fund

Common stocks (continued)		Shares	Value (000)
Consumer staples	British American Tobacco PLC[1]	403,500	$22,410
8.48%	Procter & Gamble Co.	225,000	17,867
	Philip Morris International Inc.	190,000	16,703
	Mead Johnson Nutrition Co.	165,000	13,027
	Other securities		80,714
			150,721

Telecommunication	AT&T Inc.	610,000	20,990
services	Verizon Communications Inc.	234,117	10,821
5.05%	Verizon Communications Inc. (CDI)[1]	145,105	6,739
	Orange[1]	830,000	13,924
	Other securities		37,281
			89,755

Energy	ConocoPhillips	505,000	23,578
4.86%	Chevron Corp.	237,000	21,321
	Other securities		41,393
			86,292

Materials	E.I. du Pont de Nemours and Co.	425,000	28,305
3.90%	Newmont Mining Corp.	1,000,000	17,990
	Other securities		23,021
			69,316

Utilities	Exelon Corp.	500,000	13,885
2.21%	Other securities		25,384
			39,269

Miscellaneous	Other common stocks in initial period of acquisition		88,449
4.98%	Total common stocks (cost: $1,462,436,000)		1,655,294

Preferred securities 0.03%
Consumer	Other securities		489
discretionary	Total preferred securities (cost: $256,000)		489
0.03%

Bonds, notes & other debt instruments 0.14%		Principal amount (000)
U.S. Treasury bonds & notes 0.14%
U.S. Treasury	Other securities		2,532
0.14%	Total bonds, notes & other debt instruments (cost: $2,533,000)		2,532

American Funds Insurance Series

Global Growth and Income Fund

Short-term securities 6.85%	Principal amount (000)	Value (000)
American Honda Finance Corp. 0.20% due 1/7/2016	$20,000	$19,999
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.42% due 1/28/2016	20,000	19,994
Freddie Mac 0.51% due 4/26/2016	19,500	19,481
General Electric Co. 0.15% due 1/4/2016	10,300	10,300
Svenska Handelsbanken Inc. 0.40% due 3/2/2016[3]	20,000	19,984
Other securities		31,987
Total short-term securities (cost: $121,734,000)		121,745

Total investment securities 100.18% (cost: $1,586,959,000)		1,780,060
Other assets less liabilities (0.18)%		(3,278)
Net assets 100.00%		$1,776,782

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $20,442,000.

					Unrealized
					appreciation
			Contract amount		(depreciation)
	Settlement		Receive	Deliver	at 12/31/2015
	date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	1/22/2016	HSBC Bank	$1,784	A$2,450	$ 1
Australian dollars	1/29/2016	HSBC Bank	$817	A$1,150	(20)
Euros	1/21/2016	Citibank	$9,293	€8,425	132
Japanese yen	1/11/2016	Bank of America, N.A.	$1,935	¥238,000	(46)
Japanese yen	1/12/2016	JPMorgan Chase	$53	¥6,500	(1)
Japanese yen	1/29/2016	Bank of America, N.A.	$163	¥20,000	(3)
Japanese yen	1/29/2016	JPMorgan Chase	$225	¥27,500	(5)
Japanese yen	2/12/2016	Bank of America, N.A.	$54	¥6,500	— [4]
Japanese yen	2/18/2016	UBS AG	$54	¥6,500	— [4]
					$ 58

American Funds Insurance Series

Global Growth and Income Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2015, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2015
	shares	Additions	Reductions	shares	(000)	(000)
Rickmers Maritime[5]	54,840,000	239,493	28,934,600	26,144,893	$989	$—

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $660,724,000, which represented 37.19% of the net assets of the fund. This amount includes $656,554,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $41,972,000, which represented 2.36% of the net assets of the fund.
[4]	Amount less than one thousand.
[5]	Unaffiliated issuer at 12/31/2015.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

A$ = Australian dollars

€ = Euros

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2015

Common stocks 92.13%		Shares	Value (000)
Health care	Amgen Inc.	5,038,858	$817,958
16.27%	Gilead Sciences, Inc.	4,986,900	504,624
	Express Scripts Holding Co.[1]	3,176,309	277,641
	Stryker Corp.	2,385,241	221,684
	Medtronic PLC	2,763,700	212,584
	Alexion Pharmaceuticals, Inc.[1]	1,000,700	190,883
	UnitedHealth Group Inc.	1,518,396	178,624
	Illumina, Inc.[1]	919,330	176,461
	Humana Inc.	943,600	168,442
	Merck & Co., Inc.	2,835,080	149,749
	Other securities		1,040,901
			3,939,551

Information	Alphabet Inc., Class A1	461,350	358,935
technology	Alphabet Inc., Class C1	459,052	348,365
16.02%	Texas Instruments Inc.	10,865,959	595,563
	Microsoft Corp.	9,373,727	520,054
	Oracle Corp.	8,797,001	321,354
	Intel Corp.	7,977,500	274,825
	Avago Technologies Ltd.	1,507,100	218,756
	Accenture PLC, Class A	2,010,500	210,097
	Broadcom Corp., Class A	2,514,200	145,371
	Other securities		885,907
			3,879,227

Consumer	Amazon.com, Inc.[1]	1,121,000	757,673
discretionary	Home Depot, Inc.	1,968,000	260,268
12.74%	Twenty-First Century Fox, Inc., Class A	7,306,200	198,436
	Netflix, Inc.[1]	1,621,677	185,487
	Comcast Corp., Class A	3,093,000	174,538
	Newell Rubbermaid Inc.	3,671,300	161,831
	Other securities		1,346,437
			3,084,670

Financials	State Street Corp.	3,659,300	242,831
9.46%	Crown Castle International Corp.	2,682,400	231,893
	Wells Fargo & Co.	4,010,900	218,032
	Marsh & McLennan Companies, Inc.	3,426,100	189,977
	JPMorgan Chase & Co.	2,594,300	171,302
	Other securities		1,235,508
			2,289,543

Consumer staples	Philip Morris International Inc.	4,578,330	402,481
8.71%	Coca-Cola Co.	6,371,900	273,737
	Kroger Co.	5,629,200	235,469
	CVS Health Corp.	1,670,000	163,276
	Altria Group, Inc.	2,604,000	151,579
	Other securities		882,451
			2,108,993

Industrials	Union Pacific Corp.	4,115,069	321,798
8.60%	General Dynamics Corp.	1,773,000	243,539
	Norfolk Southern Corp.	1,866,314	157,872
	CSX Corp.	5,825,600	151,174
	Other securities		1,207,518
			2,081,901

American Funds Insurance Series

Growth-Income Fund

Common stocks (continued)		Shares	Value (000)
Energy	ConocoPhillips	5,604,460	$261,672
6.97%	EOG Resources, Inc.	2,565,400	181,605
	Royal Dutch Shell PLC, Class A (ADR)	3,251,000	148,863
	Chevron Corp.	1,642,000	147,714
	Schlumberger Ltd.	2,055,000	143,336
	Other securities		805,578
			1,688,768

Materials	Celanese Corp., Series A	5,805,900	390,911
6.03%	Monsanto Co.	2,838,200	279,620
	Dow Chemical Co.	4,352,900	224,087
	Other securities		565,434
			1,460,052

Telecommunication	Verizon Communications Inc.	11,362,701	525,184
services	Other securities		103,396
2.60%			628,580

Utilities	Sempra Energy	1,649,600	155,079
1.09%	Other securities		109,382
			264,461

Miscellaneous	Other common stocks in initial period of acquisition		881,557
3.64%	Total common stocks (cost: $17,326,562,000)		22,307,303

Convertible stocks 0.03%
Financials	Other securities		4,560
0.02%

Miscellaneous	Other convertible stocks in initial period of acquisition		4,272
0.01%	Total convertible stocks (cost: $9,587,000)		8,832

Convertible bonds 0.19%		Principal amount (000)
Information	Other securities		46,232
technology	Total convertible bonds (cost: $27,669,000)		46,232
0.19%

Bonds, notes & other debt instruments 0.07%
Corporate bonds & notes 0.07%
Telecommunication	Other securities		16,650
services	Total bonds, notes & other debt instruments (cost: $16,700,000)		16,650
0.07%

American Funds Insurance Series

Growth-Income Fund

Short-term securities 7.64%	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.11%–0.47% due 1/4/2016–5/20/2016	$824,070	$823,852
Microsoft Corp. 0.19% due 1/13/2016[2]	40,000	39,997
Other securities		985,926
Total short-term securities (cost: $1,849,657,000)		1,849,775

Total investment securities 100.06% (cost: $19,230,175,000)		24,228,792
Other assets less liabilities (0.06)%		(15,399)
Net assets 100.00%		$24,213,393

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,389,203,000, which represented 5.74% of the net assets of the fund. This amount includes $1,310,130,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. One of the securities in “Other securities” (with a value of $4,560,000, a cost of $6,000,000, and which represented .02% of the net assets of the fund) was acquired on 6/28/2012 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $542,031,000, which represented 2.24% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

International Growth and Income Fund

Summary investment portfolio December 31, 2015

Common stocks 88.66%		Shares	Value (000)
Financials	Prudential PLC[1]	1,107,824	$24,802
21.12%	Wharf (Holdings) Ltd.[1]	3,626,000	20,014
	St. James’s Place PLC[1]	1,048,000	15,457
	Cheung Kong Property Holdings Ltd.[1]	2,233,348	14,408
	Barclays PLC[1]	3,887,562	12,583
	Siam Commercial Bank PCL[1]	2,906,000	9,590
	BNP Paribas SA1	165,700	9,379
	bank muscat (SAOG)[1]	7,092,750	8,677
	Jupiter Fund Management PLC[1]	1,168,000	7,723
	RioCan Real Estate Investment Trust	424,788	7,273
	Banco Bilbao Vizcaya Argentaria, SA1	651,122	4,749
	Banco Bilbao Vizcaya Argentaria, SA (ADR)	325,528	2,386
	Japan Real Estate Investment Corp.[1]	1,432	6,964
	Other securities		65,754
			209,759

Consumer staples	Philip Morris International Inc.	420,300	36,949
15.84%	British American Tobacco PLC[1]	419,900	23,321
	Imperial Tobacco Group PLC[1]	338,763	17,818
	Japan Tobacco Inc.[1]	446,600	16,398
	CALBEE, Inc.[1]	284,400	11,936
	Glanbia PLC[1]	533,000	9,802
	Nestlé SA1	124,000	9,191
	Associated British Foods PLC[1]	184,080	9,061
	Other securities		22,771
			157,247

Consumer	H & M Hennes & Mauritz AB, Class B1	489,320	17,424
discretionary	Kering SA1	88,500	15,085
12.36%	Toyota Motor Corp.[1]	161,000	9,882
	GKN PLC[1]	1,832,000	8,317
	Whitbread PLC[1]	119,297	7,709
	Other securities		64,295
			122,712

Utilities	EDP - Energias de Portugal, SA1	10,961,084	39,393
10.74%	SSE PLC[1]	1,289,846	28,883
	National Grid PLC[1]	815,498	11,217
	Power Assets Holdings Ltd.[1]	1,013,000	9,300
	Other securities		17,831
			106,624

Health care	Novartis AG1	429,870	36,744
8.98%	Orion Oyj, Class B1	429,600	14,809
	GlaxoSmithKline PLC[1]	538,000	10,867
	Bayer AG1	67,223	8,434
	UCB SA1	85,200	7,669
	Other securities		10,606
			89,129

Industrials	CK Hutchison Holdings Ltd.[1]	1,283,348	17,225
6.70%	ASSA ABLOY AB, Class B1	620,400	12,994
	Airbus Group SE, non-registered shares[1]	104,000	6,983
	Other securities		29,296
			66,498

American Funds Insurance Series

International Growth and Income Fund

Common stocks		Shares	Value (000)
Energy	Royal Dutch Shell PLC, Class A (GBP denominated)[1]	642,886	$14,443
4.08%	Other securities		26,036
			40,479

Telecommunication	Advanced Info Service PCL[1]	1,880,000	7,880
services	China Mobile Ltd.[1]	700,000	7,845
3.42%	Other securities		18,236
			33,961

Materials	Fortescue Metals Group Ltd.[1]	6,300,000	8,497
2.85%	Other securities		19,850
			28,347

Information	Quanta Computer Inc.[1]	4,430,000	7,077
technology	Delta Electronics, Inc.[1]	1,453,266	6,821
2.57%	Other securities		11,629
			25,527
	Total common stocks (cost: $928,690,000)		880,283

Convertible bonds 0.25%		Principal amount (000)
Financials	Other securities		2,455
0.25%	Total convertible bonds (cost: $2,814,000)		2,455

Bonds, notes & other debt instruments 1.51%
Corporate bonds & notes 0.95%
Materials	FMG Resources 9.75% 2022[2]	$7,750	7,130
0.87%	Other securities		1,527
			8,657

Financials	Other securities		739
0.08%	Total corporate bonds & notes		9,396

Bonds & notes of governments & government agencies outside the U.S. 0.55%
	Other securities		5,468

U.S. Treasury bonds & notes 0.01%
U.S. Treasury	Other securities		120
0.01%	Total bonds, notes & other debt instruments (cost: $16,707,000)		14,984

Short-term securities 9.22%
	Chevron Corp. 0.42% due 1/26/2016[2]	19,800	19,795
	Federal Home Loan Bank 0.46%–0.52% due 4/1/2016–4/4/2016	18,600	18,589
	Freddie Mac 0.22% due 1/6/2016	8,700	8,700
	Liberty Street Funding Corp. 0.45% due 1/21/2016[2]	8,600	8,598

American Funds Insurance Series

International Growth and Income Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Sumitomo Mitsui Banking Corp. 0.39% due 2/2/2016[2]	$22,800	$22,792
Toronto-Dominion Holdings USA Inc. 0.56% due 4/8/2016[2]	9,000	8,986
Other securities		4,100
Total short-term securities (cost: $91,546,000)		91,560

Total investment securities 99.64% (cost: $1,039,757,000)		989,282
Other assets less liabilities 0.36%		3,597
Net assets 100.00%		$992,879

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $798,047,000, which represented 80.38% of the net assets of the fund. This amount includes $791,391,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $69,509,000, which represented 7.00% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

GBP = British pounds

See Notes to Financial Statements

American Funds Insurance Series

Capital Income Builder

Summary investment portfolio December 31, 2015

Common stocks 80.76%		Shares	Value (000)
Consumer staples	Philip Morris International Inc.	99,575	$8,754
14.77%	Altria Group, Inc.	86,010	5,007
	Coca-Cola Co.	109,445	4,702
	Unilever PLC[1]	79,610	3,409
	Japan Tobacco Inc.[1]	80,600	2,959
	Procter & Gamble Co.	27,100	2,152
	Tate & Lyle PLC[1]	203,200	1,791
	Imperial Tobacco Group PLC[1]	33,200	1,746
	Other securities		4,480
			35,000

Financials	Sampo Oyj, Class A1	91,789	4,652
12.90%	Swedbank AB, Class A1	187,792	4,124
	Wells Fargo & Co.	53,500	2,908
	Mercury General Corp.	47,810	2,227
	Iron Mountain Inc.	75,195	2,031
	BB&T Corp.	41,180	1,557
	Aberdeen Asset Management PLC[1]	359,500	1,532
	Other securities		11,532
			30,563

Utilities	SSE PLC[1]	281,663	6,307
9.48%	National Grid PLC[1]	313,540	4,312
	Duke Energy Corp.	34,500	2,463
	Infratil Ltd.[1]	743,558	1,660
	Red Eléctrica de Corporación, SA1	18,874	1,573
	Cheung Kong Infrastructure Holdings Ltd.[1]	169,000	1,558
	Other securities		4,601
			22,474

Health care	AstraZeneca PLC[1]	77,450	5,236
8.11%	AstraZeneca PLC (ADR)	71,580	2,430
	Pfizer Inc.	183,980	5,939
	GlaxoSmithKline PLC[1]	160,800	3,248
	Other securities		2,371
			19,224

Telecommunication	Verizon Communications Inc.	154,751	7,153
services	Singapore Telecommunications Ltd.[1]	957,100	2,463
7.60%	HKT Trust and HKT Ltd., units[1]	1,308,340	1,669
	Vodafone Group PLC[1]	465,900	1,507
	Other securities		5,231
			18,023

Information	Microsoft Corp.	90,860	5,041
technology	Xilinx, Inc.	52,440	2,463
7.29%	Texas Instruments Inc.	35,430	1,942
	VTech Holdings Ltd.[1]	177,600	1,835
	Paychex, Inc.	33,510	1,772
	Ricoh Co., Ltd.[1]	146,300	1,503
	Other securities		2,727
			17,283

American Funds Insurance Series

Capital Income Builder

Common stocks (continued)		Shares	Value (000)
Consumer	Greene King PLC[1]	189,020	$2,580
discretionary	Gannett Co., Inc.	135,340	2,205
6.18%	Las Vegas Sands Corp.	44,200	1,938
	Other securities		7,930
			14,653

Energy	ConocoPhillips	91,215	4,259
6.09%	Exxon Mobil Corp.	36,600	2,853
	Helmerich & Payne, Inc.	45,200	2,421
	Royal Dutch Shell PLC, Class B1	66,360	1,515
	Other securities		3,382
			14,430

Industrials	BAE Systems PLC[1]	398,200	2,931
5.10%	Lockheed Martin Corp.	12,355	2,683
	Other securities		6,462
			12,076

Materials	Dow Chemical Co.	30,615	1,576
2.61%	Amcor Ltd.[1]	155,910	1,517
	Other securities		3,103
			6,196

Miscellaneous	Other common stocks in initial period of acquisition		1,495
0.63%	Total common stocks (cost: $200,112,000)		191,417

Convertible stocks 0.32%
Financials	Other securities		757
0.32%	Total convertible stocks (cost: $756,000)		757

Bonds, notes & other debt instruments 15.69%		Principal amount (000)
U.S. Treasury bonds & notes 5.80%
U.S. Treasury	U.S. Treasury 8.00% 2021	$4,750	6,346
5.35%	U.S. Treasury 3.00% 2045	2,757	2,747
	U.S. Treasury 1.25%–2.88% 2020–2045	3,625	3,595
			12,688

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	1,103	1,069
inflation-protected	Total U.S. Treasury bonds & notes		13,757
securities
0.45%

Mortgage-backed obligations 5.67%
Federal agency	Government National Mortgage Assn. 4.00% 2045[3]	6,859	7,289
mortgage-backed	Government National Mortgage Assn. 4.36%–6.86% 2045–2063[3]	5,659	6,063
obligations			13,352
5.64%

American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Commercial	Other securities		$81
mortgage-backed	Total mortgage-backed obligations		13,433
securities
0.03%

Corporate bonds & notes 2.99%
Financials	Wells Fargo & Co. 5.625% 2017	$100	107
1.18%	Wells Fargo & Co. 4.60% 2021	300	327
	Other securities		2,357
			2,791

Utilities	Progress Energy, Inc. 7.05% 2019	100	114
0.24%	Other securities		443
			557

Telecommunication	Verizon Communications Inc. 4.50%–5.50% 2018–2020	400	430
services
0.18%

Consumer staples	Altria Group, Inc. 9.25% 2019	200	245
0.15%	Other securities		110
			355

Other	Other securities		2,953
1.24%	Total corporate bonds & notes		7,086

Asset-backed obligations 1.23%
	Other securities		2,909
	Total bonds, notes & other debt instruments (cost: $37,383,000)		37,185

Short-term securities 3.80%
	Chevron Corp. 0.17% due 1/19/2016[4]	2,400	2,399
	General Electric Co. 0.15% due 1/4/2016	4,000	4,000
	Other securities		2,600
	Total short-term securities (cost: $9,000,000)		8,999

	Total investment securities 100.57% (cost: $247,251,000)		238,358
	Other assets less liabilities (0.57)%		(1,353)
	Net assets 100.00%		$237,005

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

Capital Income Builder

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $95,783,000, which represented 40.41% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,848,000, which represented 1.20% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Asset Allocation Fund

Summary investment portfolio December 31, 2015

Common stocks 66.06%		Shares	Value (000)
Information	Microsoft Corp.	15,325,000	$850,231
technology	Intel Corp.	6,879,000	236,981
14.44%	VeriSign, Inc.[1]	2,675,000	233,688
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	10,000,000	227,500
	ASML Holding NV (New York registered)	2,200,000	195,294
	Intuit Inc.	2,000,000	193,000
	Texas Instruments Inc.	3,000,000	164,430
	KLA-Tencor Corp.	2,000,000	138,700
	Other securities		412,903
			2,652,727

Consumer	Comcast Corp., Class A	6,840,000	385,981
discretionary	Amazon.com, Inc.[1]	568,000	383,906
10.72%	Home Depot, Inc.	2,405,000	318,061
	VF Corp.	3,230,000	201,067
	Twenty-First Century Fox, Inc., Class A	5,850,000	158,886
	Newell Rubbermaid Inc.	3,000,000	132,240
	General Motors Co.	3,500,000	119,035
	Other securities		270,944
			1,970,120

Financials	JPMorgan Chase & Co.	4,925,000	325,198
8.82%	ACE Ltd.	2,620,000	306,147
	First Republic Bank	2,200,000	145,332
	Citigroup Inc.	2,750,000	142,312
	PNC Financial Services Group, Inc.	1,200,000	114,372
	Other securities		586,093
			1,619,454

Industrials	Lockheed Martin Corp.	2,115,000	459,272
8.22%	Boeing Co.	1,720,000	248,695
	Robert Half International Inc.	2,800,000	131,992
	Nielsen Holdings PLC	2,500,000	116,500
	Other securities		554,365
			1,510,824

Health care	Merck & Co., Inc.	5,450,000	287,869
7.86%	UnitedHealth Group Inc.	2,417,000	284,336
	Johnson & Johnson	2,075,000	213,144
	Humana Inc.	1,019,000	181,902
	Pfizer Inc.	4,910,000	158,495
	Other securities		317,639
			1,443,385

Energy	Weatherford International PLC[1]	19,500,000	163,605
5.64%	Noble Energy, Inc.	4,700,000	154,771
	Chevron Corp.	1,625,000	146,185
	Concho Resources Inc.[1]	1,335,000	123,968
	Tallgrass Energy GP, LP, Class A1,2	3,100,000	49,507
	Other securities		398,736
			1,036,772

American Funds Insurance Series

Asset Allocation Fund

Common stocks (continued)		Shares	Value (000)
Consumer staples	Philip Morris International Inc.	2,850,000	$250,543
4.21%	Coca-Cola Co.	3,440,000	147,782
	Other securities		375,281
			773,606

Materials	E.I. du Pont de Nemours and Co.	3,860,781	257,128
4.02%	FMC Corp.	3,350,000	131,085
	LyondellBasell Industries NV	1,500,000	130,350
	Dow Chemical Co.	2,500,000	128,700
	Other securities		91,417
			738,680

Other	Other securities		269,194
1.47%

Miscellaneous	Other common stocks in initial period of acquisition		120,717
0.66%	Total common stocks (cost: $8,966,609,000)		12,135,479

Convertible stocks 0.04%
Industrials	Other securities		6,616
0.04%	Total convertible stocks (cost: $15,028,000)		6,616

Bonds, notes & other debt instruments 24.41%		Principal amount (000)
U.S. Treasury bonds & notes 10.92%
U.S. Treasury	U.S. Treasury 0.625% 2017	$125,000	124,336
8.84%	U.S. Treasury 0.625% 2018	153,000	151,123
	U.S. Treasury 1.50% 2019	400,000	401,648
	U.S. Treasury 1.25% 2020	327,000	322,069
	U.S. Treasury 1.625% 2020	125,000	124,452
	U.S. Treasury 1.13%–7.25% 2016–2045[3]	494,500	499,708
			1,623,336

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	179,402	177,514
inflation-protected	U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	130,448	132,911
Securities	U.S. Treasury Inflation-Protected Securities 0.38%–0.75% 2025–2045[4]	80,104	71,510
2.08%			381,935
	Total U.S. Treasury bonds & notes		2,005,271

Corporate bonds & notes 7.96%
Financials	ACE INA Holdings Inc. 2.30%–3.35% 2020–2026	9,300	9,236
1.47%	Citigroup Inc. 2.65% 2020	8,500	8,448
	JPMorgan Chase & Co. 1.35%–3.25% 2017–2022	4,515	4,534
	JPMorgan Chase & Co., Series Z, junior subordinated 5.30% (undated)	3,200	3,196
	Other securities		244,276
			269,690

Health care	UnitedHealth Group Inc. 3.35% 2022	4,355	4,459
1.36%	Other securities		245,108
			249,567

American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Energy	Other securities		$204,078
1.11%

Industrials	Lockheed Martin Corp. 3.10%–3.55% 2023–2026	$9,000	9,062
0.63%	Other securities		107,333
			116,395

Consumer	Amazon.com, Inc. 4.80% 2034	6,000	6,334
discretionary	Other securities		108,994
0.63%			115,328

Information	Microsoft Corp. 2.65%–4.20% 2022–2035	12,000	12,135
technology	Other securities		57,775
0.38%			69,910

Consumer staples	Philip Morris International Inc. 3.25%–4.25% 2024–2044	7,000	6,973
0.29%	Other securities		46,432
			53,405

Other	Other securities		384,729
2.09%	Total corporate bonds & notes		1,463,102

Mortgage-backed obligations 4.55%
Federal agency	Fannie Mae 0%–7.50% 2021–2047[5,6]	225,021	240,074
mortgage-backed	Freddie Mac 3.50%–6.50% 2023–2046[5,6,7]	149,603	157,739
obligations	Other securities		180,093
3.12%			577,906

Other	Fannie Mae 2.30%–3.51% 2022–2024[5,7]	47,582	49,011
mortgage-backed	Freddie Mac 1.69%–3.33% 2020–2025[5,7]	66,719	67,910
Securities	Other securities		12,854
0.70%			129,775

Other	Other securities		127,950
0.73%	Total mortgage-backed obligations		835,631

Federal agency bonds & notes 0.39%
	Fannie Mae 2.625% 2024	11,190	11,318
	Freddie Mac 0.75%–2.50% 2016–2018	58,300	58,096
	Other securities		1,606
	Total federal agency bonds & notes		71,020

Other 0.59%
	Other securities		109,487
	Total bonds, notes & other debt instruments (cost: $4,622,901,000)		4,484,511

American Funds Insurance Series

Asset Allocation Fund

Short-term securities 11.58%	Principal amount (000)	Value (000)
CAFCO, LLC 0.28%–0.40% due 2/17/2016–2/29/2016	$95,800	$95,763
Chariot Funding, LLC 0.42% due 1/4/2016[8]	47,500	47,498
Ciesco LLC 0.34% due 3/1/2016	50,000	49,976
ExxonMobil Corp. 0.13%–0.36% due 1/5/2016–1/25/2016	154,400	154,380
Federal Home Loan Bank 0.08%–0.54% due 1/7/2016–5/9/2016	859,800	859,509
Freddie Mac 0.15%–0.51% due 1/20/2016–5/18/2016	356,800	356,561
Pfizer Inc 0.42%–0.45% due 3/14/2016–3/22/2016[8]	79,100	79,037
U.S. Treasury Bills 0.21%–0.42% due 3/3/2016–5/19/2016	100,000	99,934
Other securities		384,409
Total short-term securities (cost: $2,126,686,000)		2,127,067

Total investment securities 102.09% (cost: $15,731,224,000)		18,753,673
Other assets less liabilities (2.09)%		(383,106)
Net assets 100.00%		$18,370,567

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $337,743,000, which represented 1.84% of the net assets of the fund. This amount includes $313,884,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Some of these securities (with an aggregate value of $6,616,000, an aggregate cost of $15,029,000, and which represented .04% of the net assets of the fund) were acquired from 3/10/2010 to 5/2/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $36,916,000, which represented .20% of the net assets of the fund.

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $379,083,000.

						Unrealized
						appreciation
					Notional	(depreciation)
Pay/receive			Fixed	Expiration	amount	at 12/31/2015
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Receive	LCH	3-month USD-LIBOR	0.921%	3/5/2017	$ 50,000	$ 17
Receive	LCH	3-month USD-LIBOR	1.929	9/29/2019	80,000	1,129
Receive	LCH	3-month USD-LIBOR	1.6365	10/16/2019	124,000	412
Pay	LCH	3-month USD-LIBOR	1.734	3/5/2020	23,000	(123)
Pay	LCH	3-month USD-LIBOR	2.652	9/29/2024	26,000	(1,182)
Pay	LCH	3-month USD-LIBOR	3.402	6/23/2044	18,000	(3,014)
Pay	LCH	3-month USD-LIBOR	2.945	10/16/2044	28,000	(1,991)
						$(4,752)

American Funds Insurance Series

Asset Allocation Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is shown in the summary investment portfolio under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2015 (000)
Tallgrass Energy GP, LP, Class A1	—	3,100,000	—	3,100,000	$—	$49,507

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	A portion of this security was pledged as collateral. The total value of pledged collateral was $6,921,000, which represented .04% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Purchased on a TBA basis.
[7]	Coupon rate may change periodically.
[8]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $978,698,000, which represented 5.33% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

LCH = LCH.Clearnet

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series

Global Balanced Fund

Summary investment portfolio December 31, 2015

Common stocks 64.36%		Shares	Value (000)
Industrials	BAE Systems PLC[1]	447,400	$3,293
11.62%	ASSA ABLOY AB, Class B1	155,000	3,246
	General Electric Co.	93,700	2,919
	KONE Oyj, Class B1	56,600	2,380
	Boeing Co.	16,000	2,313
	Randstad Holding NV1	22,947	1,427
	Robert Half International Inc.	30,000	1,414
	Other securities		8,482
			25,474

Consumer staples	Pernod Ricard SA1	30,220	3,436
10.00%	Coca-Cola Co.	57,000	2,449
	SABMiller PLC[1]	39,900	2,390
	Nestlé SA1	27,200	2,016
	British American Tobacco PLC[1]	35,950	1,997
	Reynolds American Inc.	42,104	1,943
	Altria Group, Inc.	31,000	1,805
	Costco Wholesale Corp.	10,170	1,642
	Kroger Co.	34,000	1,422
	Other securities		2,822
			21,922

Health care	Merck & Co., Inc.	81,120	4,285
8.93%	Humana Inc.	20,830	3,718
	Pfizer Inc.	74,000	2,389
	Medtronic PLC	27,400	2,108
	Novartis AG1	22,300	1,906
	Other securities		5,173
			19,579

Information	Microsoft Corp.	103,000	5,715
technology	ASML Holding NV1	47,969	4,275
8.09%	Nintendo Co., Ltd.[1]	19,000	2,616
	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	300,000	1,295
	Other securities		3,829
			17,730

Financials	ORIX Corp.[1]	195,000	2,735
7.79%	Link Real Estate Investment Trust[1]	429,509	2,562
	JPMorgan Chase & Co.	38,700	2,555
	AIA Group Ltd.[1]	380,000	2,264
	Wells Fargo & Co.	24,000	1,305
	Sumitomo Mitsui Financial Group, Inc.[1]	15,500	585
	Other securities		5,066
			17,072

Consumer	Home Depot, Inc.	22,030	2,913
discretionary	Amazon.com, Inc.[2]	4,100	2,771
5.70%	Paddy Power PLC[1]	11,000	1,469
	McDonald’s Corp.	11,500	1,359
	Other securities		3,990
			12,502

American Funds Insurance Series

Global Balanced Fund

Common stocks		Shares		Value (000)
Energy	Royal Dutch Shell PLC, Class B1		101,720	$2,322
4.41%	Royal Dutch Shell PLC, Class A (GBP denominated)[1]		575	13
	ConocoPhillips		45,506	2,125
	Chevron Corp.		18,530	1,667
	Schlumberger Ltd.		20,400	1,423
	Other securities			2,132
				9,682

Materials	E.I. du Pont de Nemours and Co.		55,500	3,696
4.26%	Dow Chemical Co.		40,000	2,059
	Other securities			3,598
				9,353

Utilities	EDP - Energias de Portugal, SA1		625,000	2,246
1.68%	Power Assets Holdings Ltd.[1]		157,500	1,446
				3,692

Telecommunication	Verizon Communications Inc.		27,850	1,287
services	Other securities			1,609
1.32%				2,896

Miscellaneous	Other common stocks in initial period of acquisition			1,221
0.56%	Total common stocks (cost: $123,595,000)			141,123

Convertible bonds 0.12%		Principal amount (000)
Consumer staples	Other securities			265
0.12%	Total convertible bonds (cost: $505,000)			265

Bonds, notes & other debt instruments 31.15%
Bonds & notes of governments & government agencies outside the U.S. 13.93%
	Japanese Government 0.10%–2.30% 2018–2044[3]		¥649,960	5,772
	Polish Government, Series 1020, 5.25% 2020	PLN	4,750	1,377
	Polish Government 3.25%–5.75% 2017–2025		6,840	1,938
	United Kingdom 1.75%–4.75% 2019–2046		£1,970	3,119
	United Mexican States Government 2.00%–10.00% 2017–2040[3]	MXN	48,294	3,100
	United Mexican States Government Global 4.60%–4.75% 2044–2046		$350	315
	Other securities			14,927
				30,548
U.S. Treasury bonds & notes 8.17%
U.S. Treasury	U.S. Treasury 1.50% 2020		1,500	1,488
6.51%	U.S. Treasury 0.88%–4.38% 2016–2045		12,783	12,772
				14,260

U.S. Treasury	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2017–2045[3]		3,696	3,641
inflation-protected	Total U.S. Treasury bonds & notes			17,901
securities
1.66%

American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
Corporate bonds & notes 6.11%
Financials	JPMorgan Chase & Co. 2.55%–3.25% 2020–2022		$103	$102
2.03%	JPMorgan Chase & Co., Series S, junior subordinated 6.75% (undated)		135	147
	Other securities			4,201
				4,450

Health care	Humana Inc. 3.15% 2022		100	97
0.81%	Medtronic, Inc. 3.50% 2025		225	228
	Other securities			1,460
				1,785

Consumer staples	Altria Group, Inc. 2.63%–4.75% 2020–2042		400	401
0.66%	Coca-Cola Co. 1.80% 2016		85	86
	Pernod Ricard SA 4.45% 2022[4]		150	156
	Other securities			800
				1,443

Industrials	General Electric Capital Corp. 2.30%–3.15% 2017–2022		215	218
0.40%	Other securities			653
				871

Other	Other securities			4,853
2.21%	Total corporate bonds & notes			13,402

Mortgage-backed obligations 2.79%
Federal agency	Government National Mortgage Assn. 3.50% 2046[5,6]		1,550	1,615
mortgage-backed	Government National Mortgage Assn. 4.00%–4.50% 2045[5]		675	724
obligations	Other securities			975
1.51%				3,314

Other	Nykredit Realkredit AS, Series 01E, 2.00% 2037[5]	DKr	9,413	1,326
mortgage-backed	Other securities			1,054
securities				2,380
1.08%

Commercial	Other securities			429
mortgage-backed	Total mortgage-backed obligations			6,123
securities
0.20%

Asset-backed obligations 0.15%
	Other securities			322
	Total bonds, notes & other debt instruments (cost: $71,693,000)			68,296

American Funds Insurance Series

Global Balanced Fund

Short-term securities 5.24%	Principal amount (000)	Value (000)
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.38% due 1/4/2016	$3,100	$3,100
Liberty Street Funding Corp. 0.45% due 1/21/2016[4]	1,400	1,400
Mitsubishi UFJ Trust and Banking Corp. 0.32% due 1/26/2016[4]	2,700	2,699
Sumitomo Mitsui Banking Corp. 0.39% due 2/2/2016[4]	4,300	4,298
Total short-term securities (cost: $11,497,000)		11,497

Total investment securities 100.87% (cost: $207,290,000)		221,181
Other assets less liabilities (0.87)%		(1,917)
Net assets 100.00%		$219,264

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

Global Balanced Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $11,737,000.

					Unrealized
					appreciation
			Contract amount		(depreciation)
	Settlement		Receive	Deliver	at 12/31/2015
	date	Counterparty	(000)	(000)	(000)
Purchases:
Euros	1/14/2016	UBS AG	€325	$344	$ 9
Euros	1/21/2016	HSBC Bank	€249	$275	(4)
Japanese yen	1/12/2016	Bank of New York Mellon	¥36,324	$300	2
Japanese yen	1/21/2016	UBS AG	¥45,688	$372	9
Japanese yen	1/22/2016	HSBC Bank	¥36,271	$300	2
Japanese yen	1/28/2016	UBS AG	¥58,364	$476	9
Japanese yen	1/29/2016	HSBC Bank	¥116,266	$948	20
Japanese yen	2/3/2016	Citibank	¥18,091	$150	1
Japanese yen	2/12/2016	HSBC Bank	¥22,250	$181	4
Japanese yen	2/18/2016	HSBC Bank	¥43,305	$356	4
					$ 56
Sales:
British pounds	1/13/2016	JPMorgan Chase	¥37,044	£200	13
British pounds	1/22/2016	HSBC Bank	$303	£200	9
British pounds	1/25/2016	Bank of America, N.A.	€138	£100	2
British pounds	1/29/2016	HSBC Bank	$886	£595	8
British pounds	1/29/2016	Bank of America, N.A.	C$416	£200	6
British pounds	1/29/2016	HSBC Bank	€138	£100	2
British pounds	1/29/2016	Citibank	$149	£100	1
Euros	1/8/2016	HSBC Bank	$360	€340	(10)
Euros	1/21/2016	HSBC Bank	¥46,521	€350	7
Euros	1/22/2016	Bank of America, N.A.	$318	€290	3
Indian rupees	1/19/2016	JPMorgan Chase	$152	INR10,200	(1)
Japanese yen	1/20/2016	JPMorgan Chase	$1,030	¥125,000	(11)
Japanese yen	1/21/2016	Bank of New York Mellon	$585	¥71,000	(6)
Malaysian ringgits	1/13/2016	UBS AG	$78	MYR330	1
Mexican pesos	1/14/2016	Bank of America, N.A.	$6	MXN100	— [7]
Mexican pesos	1/28/2016	Barclays Bank PLC	$298	MXN5,100	3
Norwegian kroner	1/25/2016	Bank of America, N.A.	$200	NKr1,736	4
Polish zloty	1/12/2016	Barclays Bank PLC	$314	PLN1,250	(4)
Polish zloty	1/12/2016	JPMorgan Chase	$367	PLN1,480	(10)
Polish zloty	1/21/2016	UBS AG	€689	PLN3,000	(15)
South African rand	1/12/2016	UBS AG	$136	ZAR1,975	8
South African rand	1/14/2016	Bank of America, N.A.	$75	ZAR1,150	1
South African rand	1/28/2016	JPMorgan Chase	$116	ZAR1,750	4
Swedish kronor	1/29/2016	HSBC Bank	€108	SKr1,000	(1)
Swedish kronor	1/29/2016	Citibank	$339	SKr2,900	(5)
Turkish lira	1/15/2016	Bank of America, N.A.	$67	TRY200	(1)
					$ 8
Forward currency contracts — net					$ 64

American Funds Insurance Series

Global Balanced Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $68,155,000, which represented 31.08% of the net assets of the fund. This amount includes $67,674,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $12,402,000, which represented 5.66% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Purchased on a TBA basis.
[7]	Amount less than one thousand.

Key to abbreviations and symbols

TBA = To-be-announced
C$= Canadian dollars
DKr = Danish kroner
€ = Euros
GBP/£ = British pounds
INR = Indian rupees
¥ = Japanese yen
MXN = Mexican pesos
MYR = Malaysian ringgits
NKr = Norwegian kroner
PLN = Polish zloty
SKr = Swedish kronor
TRY = Turkish lira
ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series

Bond Fund

Summary investment portfolio December 31, 2015

Bonds, notes & other debt instruments 92.95%		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 38.15%
U.S. Treasury	U.S. Treasury 0.75% 2017[1]	$44,279	$44,151
31.79%	U.S. Treasury 8.75% 2017	50,000	55,322
	U.S. Treasury 1.25% 2018	218,100	217,910
	U.S. Treasury 1.375% 2018	87,750	88,158
	U.S. Treasury 1.50% 2018	86,875	87,499
	U.S. Treasury 1.50% 2019	74,375	74,681
	U.S. Treasury 1.625% 2019	216,250	216,959
	U.S. Treasury 1.625% 2019	152,625	153,222
	U.S. Treasury 1.625% 2019	87,900	87,941
	U.S. Treasury 1.125% 2020	67,300	65,815
	U.S. Treasury 1.25% 2020	88,700	87,362
	U.S. Treasury 1.25% 2020	44,425	43,715
	U.S. Treasury 1.375% 2020	68,250	67,298
	U.S. Treasury 8.75% 2020	40,000	52,419
	U.S. Treasury 2.125% 2021	80,000	80,731
	U.S. Treasury 2.00% 2022	450,000	447,678
	U.S. Treasury 2.125% 2022	288,550	290,117
	U.S. Treasury 1.75% 2023	47,000	45,805
	U.S. Treasury 2.25% 2024	45,000	44,987
	U.S. Treasury 2.75% 2024	40,050	41,732
	U.S. Treasury 2.00% 2025	111,550	108,768
	U.S. Treasury 2.125% 2025	92,650	91,412
	U.S. Treasury 3.625% 2043	75,400	85,007
	U.S. Treasury 2.875% 2045	65,200	63,387
	U.S. Treasury 3.00% 2045	266,100	265,552
	U.S. Treasury 0.63%–6.13% 2016–2027[1]	238,748	247,905
			3,155,533

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2021[2]	162,512	163,733
inflation-protected	U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	68,334	65,260
securities	U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	306,699	297,097
6.36%	U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	41,280	42,059
	U.S. Treasury Inflation-Protected Securities 0.13%–2.00% 2023–2045[2]	70,029	62,701
			630,850
	Total U.S. Treasury bonds & notes		3,786,383

Corporate bonds & notes 30.05%
Financials	Other securities		753,772
7.60%

Health care	Other securities		642,617
6.48%

Energy	Chevron Corp. 2.355% 2022	5,000	4,782
3.38%	Chevron Corp. 2.411% 2022	3,630	3,538
	Other securities		327,563
			335,883

Consumer	Other securities		306,682
discretionary
3.09%

Utilities	Other securities		291,609
2.94%

American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Consumer staples	Other securities		$252,337
2.54%

Telecommunication	Other securities		147,056
services
1.48%

Industrials	Other securities		113,600
1.15%

Other	Other securities		138,813
1.39%	Total corporate bonds & notes		2,982,369

Mortgage-backed obligations 19.06%
Federal agency	Fannie Mae 3.00% 2046[3,4]	$369,430	398,322
mortgage-backed	Fannie Mae 3.50% 2046[3,4]	140,000	144,406
obligations	Fannie Mae 1.89%–9.39% 2023–2042[3,5]	35,883	39,869
15.35%	Freddie Mac 4.00% 2046[3,4]	400,000	421,670
	Freddie Mac 3.00% 2035[3]	71,705	73,237
	Freddie Mac 0%–5.50% 2033–2041[3]	8,779	9,515
	Government National Mortgage Assn. 3.50% 2045[3]	74,284	77,549
	Government National Mortgage Assn. 4.00% 2045[3]	91,641	97,476
	Government National Mortgage Assn. 4.50% 2045[3]	50,231	54,080
	Government National Mortgage Assn. 4.50% 2045[3]	38,477	41,414
	Government National Mortgage Assn. 4.00% 2046[3,4]	65,460	69,503
	Government National Mortgage Assn. 4.00%–4.50% 2040–2045[3]	89,897	96,799
			1,523,840

Commercial	Other securities		288,009
mortgage-backed
securities
2.90%

Other	Freddie Mac 2.37%–3.53% 2021–2025[3,5]	40,105	40,692
mortgage-backed	Other securities		39,348
securities			80,040
0.81%	Total mortgage-backed obligations		1,891,889

Bonds & notes of governments & government agencies outside the U.S. 2.54%
	Japanese Government, Series 19, 0.10% 2024[2]	¥4,804,800	42,354
	Other securities		209,669
			252,023

Federal agency bonds & notes 1.13%
	Fannie Mae 2.625% 2024	$12,910	13,057
	Freddie Mac 1.25% 2019	44,500	43,871
	Other securities		55,654
			112,582

Asset-backed obligations 1.02%
	Other securities		100,900

American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Municipals 1.00%
	Other securities		$98,750
	Total bonds, notes & other debt instruments (cost: $9,302,809,000)		9,224,896

Preferred securities 0.01%		Shares
Financials	Other securities		658
0.01%	Total preferred securities (cost: $620,000)		658

Common stocks 0.01%
Consumer	Other securities		—
Discretionary
0.00%

Miscellaneous	Other common stocks in initial period of acquisition		1,425
0.01%	Total common stocks (cost: $3,199,000)		1,425

Short-term securities 14.66%		Principal amount (000)
	Apple Inc. 0.15%–0.20% due 1/20/2016–1/21/2016[6]	$73,800	73,786
	Caterpillar Financial Services Corp. 0.46% due 2/19/2016	50,000	49,973
	Chariot Funding, LLC 0.42% due 1/12/2016[6]	54,600	54,592
	Chevron Corp. 0.19%–0.25% due 1/12/2016–2/5/2016[6]	101,700	101,677
	Federal Home Loan Bank 0.10%–0.52% due 1/6/2016–5/20/2016	572,720	572,543
	Freddie Mac 0.16%–0.51% due 1/4/2016–4/25/2016	243,800	243,692
	John Deere Capital Corp. 0.32% due 1/14/2016[6]	20,000	19,998
	John Deere Financial Inc. 0.18% due 1/14/2016[6]	50,000	49,995
	Johnson & Johnson 0.30% due 1/5/2016[6]	45,500	45,499
	Pfizer Inc 0.31%–0.42% due 2/22/2016–3/14/2016[6]	50,700	50,671
	Wells Fargo Bank, N.A. 0.69%–0.70% due 6/1/2016–6/7/2016	75,000	75,119
	Other securities		117,592
	Total short-term securities (cost: $1,454,922,000)		1,455,137

	Total investment securities 107.63% (cost: $10,761,550,000)		10,682,116
	Other assets less liabilities (7.63)%		(757,217)
	Net assets 100.00%		$9,924,899

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,082,000, which represented .01% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $12,224,000, which represented .12% of the net assets of the fund.

American Funds Insurance Series

Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $219,115,000.

					Unrealized
					appreciation
			Contract amount		(depreciation)
	Settlement		Receive	Deliver	at 12/31/2015
	date	Counterparty	(000)	(000)	(000)
Sales:
British pounds	1/28/2016	UBS AG	$8,890	£5,965	$ 96
Danish kroner	1/29/2016	HSBC Bank	$38,713	DKr266,000	(55)
Euros	1/25/2016	JPMorgan Chase	$12,028	€10,985	82
Euros	1/29/2016	HSBC Bank	$10,920	€10,060	(21)
Euros	1/29/2016	HSBC Bank	$22,291	€20,600	(112)
Indian rupees	1/19/2016	JPMorgan Chase	$19,470	INR1,304,000	(179)
Japanese yen	1/15/2016	UBS AG	$40,188	¥4,930,000	(843)
					$(1,032)

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $5,951,561,000.

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 12/31/2015
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Pay	LCH	3-month USD-LIBOR	0.684%	10/19/2017	$465,000	$ 3,464
Pay	LCH	3-month USD-LIBOR	0.765	10/27/2017	27,500	169
Pay	LCH	3-month USD-LIBOR	1.109	12/24/2017	400,000	436
Receive	LCH	3-month USD-LIBOR	1.145	9/10/2018	100,000	(507)
Pay	LCH	3-month USD-LIBOR	0.9305	10/16/2018	311,000	3,667
Receive	LCH	3-month USD-LIBOR	1.669	10/28/2019	112,000	497
Receive	LCH	3-month USD-LIBOR	1.6915	6/3/2020	1,600	4
Receive	LCH	3-month USD-LIBOR	1.802	6/9/2020	244,700	1,686
Receive	LCH	3-month USD-LIBOR	1.793	6/26/2020	120,000	728
Receive	LCH	3-month USD-LIBOR	1.8135	6/26/2020	47,900	333
Pay	LCH	3-month USD-LIBOR	1.772	7/20/2020	1,320	(7)
Pay	LCH	3-month USD-LIBOR	1.752	8/3/2020	495	(2)
Receive	LCH	3-month USD-LIBOR	1.628	8/24/2020	7,000	(13)
Receive	LCH	3-month USD-LIBOR	1.566	8/27/2020	100,000	(474)
Receive	LCH	3-month USD-LIBOR	1.556	8/27/2020	100,000	(519)
Receive	LCH	3-month USD-LIBOR	1.598	8/28/2020	100,000	(330)
Pay	LCH	3-month USD-LIBOR	1.607	9/4/2020	6,000	18
Pay	LCH	3-month USD-LIBOR	1.45	10/13/2020	1,500	17
Receive	LCH	3-month USD-LIBOR	1.6625	12/18/2020	225,000	(571)
Receive	LCH	3-month USD-LIBOR	1.7345	12/31/2020	120,000	83
Pay	LCH	3-month USD-LIBOR	2.1305	7/17/2022	100,000	(1,452)
Receive	LCH	3-month USD-LIBOR	1.9375	12/18/2022	150,000	(40)
Pay	LCH	3-month USD-LIBOR	2.805	3/21/2024	1,100	(64)
Pay	LCH	3-month USD-LIBOR	2.701	6/9/2024	60,000	(2,994)
Pay	LCH	3-month USD-LIBOR	2.6815	9/24/2024	1,600	(77)
Pay	LCH	3-month USD-LIBOR	2.6915	9/26/2024	1,100	(54)
Pay	LCH	3-month USD-LIBOR	2.54	10/3/2024	400	(15)
Pay	LCH	6-month EURIBOR	0.9852	10/17/2024	€25,000	(298)
Pay	LCH	3-month USD-LIBOR	2.342	10/21/2024	$290	(6)
Pay	LCH	3-month USD-LIBOR	2.326	10/22/2024	800	(15)
Pay	LCH	3-month USD-LIBOR	2.372	10/24/2024	1,150	(26)

American Funds Insurance Series

Bond Fund

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 12/31/2015
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Pay	LCH	3-month USD-LIBOR	2.438%	11/19/2024	$2,750	$ (77)
Pay	LCH	3-month USD-LIBOR	2.4585	11/24/2024	23,000	(678)
Pay	LCH	3-month USD-LIBOR	2.4295	11/25/2024	800	(22)
Pay	LCH	3-month USD-LIBOR	2.353	12/8/2024	700	(14)
Pay	LCH	3-month USD-LIBOR	2.2845	12/12/2024	330	(5)
Pay	LCH	3-month USD-LIBOR	1.8185	1/20/2025	900	23
Pay	LCH	3-month USD-LIBOR	1.9365	1/22/2025	1,500	23
Pay	LCH	6-month JPY-LIBOR	0.5327	3/4/2025	¥4,800,000	(579)
Pay	LCH	3-month USD-LIBOR	2.192	3/18/2025	$1,850	(10)
Pay	LCH	3-month USD-LIBOR	2.0475	3/23/2025	450	3
Pay	LCH	3-month USD-LIBOR	2.3175	5/8/2025	1,500	(24)
Pay	LCH	3-month USD-LIBOR	2.339	5/13/2025	375	(7)
Pay	LCH	3-month USD-LIBOR	2.351	5/15/2025	590	(11)
Pay	LCH	3-month USD-LIBOR	2.287	5/20/2025	500	(7)
Pay	LCH	3-month USD-LIBOR	2.227	5/28/2025	260	(2)
Pay	LCH	3-month USD-LIBOR	2.2125	5/29/2025	465	(3)
Pay	LCH	3-month USD-LIBOR	2.2185	6/1/2025	1,150	(8)
Pay	LCH	3-month USD-LIBOR	2.451	6/5/2025	650	(18)
Pay	LCH	3-month USD-LIBOR	2.486	6/9/2025	1,200	(36)
Pay	LCH	3-month USD-LIBOR	2.46	6/10/2025	2,536	(71)
Pay	LCH	3-month USD-LIBOR	2.455	6/24/2025	235	(6)
Pay	LCH	3-month USD-LIBOR	2.428	7/2/2025	4,500	(111)
Pay	LCH	3-month USD-LIBOR	2.397	7/13/2025	900	(20)
Pay	LCH	3-month USD-LIBOR	2.535	7/15/2025	800	(27)
Pay	LCH	3-month USD-LIBOR	2.4615	7/22/2025	1,300	(36)
Pay	LCH	3-month USD-LIBOR	2.312	7/29/2025	1,000	(14)
Pay	LCH	3-month USD-LIBOR	2.331	7/30/2025	435	(7)
Pay	LCH	3-month USD-LIBOR	2.3715	7/31/2025	7,500	(148)
Pay	LCH	3-month USD-LIBOR	2.2135	9/4/2025	5,000	(25)
Pay	LCH	3-month USD-LIBOR	2.228	9/4/2025	13,000	(83)
Pay	LCH	3-month USD-LIBOR	2.2365	9/14/2025	4,000	(28)
Pay	LCH	3-month USD-LIBOR	2.186	9/22/2025	38,000	(80)
Receive	LCH	3-month USD-LIBOR	3.0865	8/18/2034	2,250	203
Receive	LCH	3-month USD-LIBOR	2.913	11/24/2034	10,000	634
Receive	LCH	3-month USD-LIBOR	2.844	6/11/2035	3,250	170
Receive	LCH	3-month USD-LIBOR	2.9535	6/30/2035	2,500	174
Receive	LCH	3-month USD-LIBOR	2.773	7/13/2035	500	20
Receive	LCH	3-month USD-LIBOR	2.589	9/4/2035	3,100	33
Pay	LCH	3-month USD-LIBOR	3.132	10/8/2044	200	(22)
Pay	LCH	3-month USD-LIBOR	3.046	10/10/2044	700	(65)
Pay	LCH	3-month USD-LIBOR	3.0745	11/10/2044	250	(25)
Pay	LCH	3-month USD-LIBOR	3.086	11/10/2044	525	(53)
Pay	LCH	3-month USD-LIBOR	3.061	11/12/2044	200	(19)
Pay	LCH	3-month USD-LIBOR	3.0515	11/14/2044	1,000	(94)
Pay	LCH	3-month USD-LIBOR	2.925	12/3/2044	1,230	(82)
Pay	LCH	3-month USD-LIBOR	2.6695	12/19/2044	200	(2)
Pay	LCH	3-month USD-LIBOR	2.5755	3/5/2045	1,470	12
Receive	LCH	3-month USD-LIBOR	2.377	4/29/2045	1,910	(97)
Pay	LCH	3-month USD-LIBOR	2.6765	5/7/2045	430	(6)
Pay	LCH	3-month USD-LIBOR	2.757	5/8/2045	1,500	(46)
Pay	LCH	3-month USD-LIBOR	2.82049	7/10/2045	43,000	(1,910)
Pay	LCH	3-month USD-LIBOR	2.864	7/13/2045	1,300	(70)
Pay	LCH	3-month USD-LIBOR	2.6815	9/4/2045	2,000	(29)
Pay	LCH	3-month USD-LIBOR	2.5105	10/30/2045	22,000	501
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	51,200	1,012
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	3,800	68
						$ 1,837

American Funds Insurance Series

Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $24,705,000, which represented .25% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,222,335,000, which represented 12.32% of the net assets of the fund.

Key to abbreviations and symbols

LCH = LCH.Clearnet
TBA = To-be-announced
DKr = Danish kroner
€ = Euros
£ = British pounds
INR = Indian rupees
¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series

Global Bond Fund

Summary investment portfolio December 31, 2015

Bonds, notes & other debt instruments 96.67%		Principal amount (000)		Value (000)
Euros	German Government 0.10% 2023[1]		€11,117	$12,667
13.22%	German Government 2.50% 2046		16,550	22,459
	German Government 0.50%–6.25% 2025–2044		12,900	16,687
	Hungarian Government 3.88%–6.00% 2018–2020		12,495	15,401
	Irish Government 3.90% 2023		13,150	17,495
	Irish Government 3.40% 2024		11,810	15,287
	Irish Government 2.00%–4.50% 2020–2045		18,490	22,504
	Italian Government 4.50% 2024		16,050	21,676
	Italian Government 2.15%–4.75% 2021–2030		16,200	20,496
	Spanish Government 5.40% 2023		9,625	13,394
	Spanish Government 5.15% 2028		3,800	5,505
	Spanish Government 5.15% 2044		9,375	14,474
	Other securities			98,881
				296,926

Japanese yen	Japanese Government, Series 326, 0.70% 2022		¥1,935,000	16,813
7.12%	Japanese Government, Series 325, 0.80% 2022		1,670,000	14,592
	Japanese Government, Series 327, 0.80% 2022		1,645,000	14,388
	Japanese Government, Series 329, 0.80% 2023		1,735,000	15,195
	Japanese Government, Series 19, 0.10% 2024[1]		2,677,675	23,603
	Japanese Government, Series 18, 0.10% 2024[1]		2,299,815	20,206
	Japanese Government, Series 116, 2.20% 2030		1,735,000	17,685
	Japanese Government 0.10%–2.30% 2016–2044		4,028,000	37,400
				159,882

Danish kroner	Nykredit Realkredit AS, Series 01E, 2.00% 2037[2]	DKr	267,401	37,654
4.27%	Nykredit Realkredit AS, Series 01E, 2.50% 2037[2]		92,690	13,434
	Nykredit Realkredit AS, Series 01E, 2.50% 2047[2]		18,961	2,648
	Realkredit Danmark AS, Series 22S, 2.00% 2037[2]		196,199	27,535
	Realkredit Danmark AS, Series 22S, 2.50% 2037[2]		20,015	2,903
	Other securities			11,758
				95,932

Mexican pesos	United Mexican States Government, Series M, 6.50% 2021	MXN	368,800	22,245
4.06%	United Mexican States Government, Series M20, 10.00% 2024		209,500	15,333
	United Mexican States Government 4.50% 2025[1]		199,264	12,735
	United Mexican States Government 2.00%–10.00% 2016–2042[1]		672,872	40,918
				91,231

Hungarian forints	Hungarian Government, Series 19/A, 6.50% 2019	HUF	4,898,830	19,158
3.37%	Hungarian Government, Series 20/A, 7.50% 2020		9,851,590	41,314
	Hungarian Government 3.50%–7.00% 2020–2025		3,906,220	15,216
				75,688

Polish zloty	Polish Government, Series 1017, 5.25% 2017	PLN	96,322	26,129
3.19%	Polish Government, Series 0922, 5.75% 2022		46,600	14,129
	Polish Government 3.25%–5.75% 2020–2025		110,720	31,452
				71,710

British pounds	United Kingdom 2.25% 2023		£15,045	22,963
2.68%	United Kingdom 1.00%–3.25% 2017–2044		18,655	29,162
	Other securities			8,021
				60,146

American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)		Value (000)
Indian rupees	India (Republic of) 7.28% 2019	INR	836,000	$12,572
2.33%	India (Republic of) 8.83% 2023		1,284,200	20,397
	India (Republic of) 8.60% 2028		833,700	13,141
	India (Republic of) 9.20% 2030		371,900	6,153
				52,263

Malaysian	Malaysian Government, Series 0315, 3.659% 2020	MYR	79,000	18,565
ringgits	Malaysian Government, Series 0310, 4.498% 2030		42,250	9,751
1.26%				28,316

U.S. dollars	Freddie Mac 0%–2.50% 2016–2037[2]		$4,115	4,095
52.82%	Government National Mortgage Assn. 4.00% 2045[2]		15,122	16,085
	Government National Mortgage Assn. 3.50% 2046[2,3]		34,700	36,164
	Government National Mortgage Assn. 2.50%–4.50% 2027–2045[2]		12,269	13,082
	Hungarian Government 4.00%–7.63% 2018–2041		15,454	17,727
	Slovenia (Republic of) 4.75%–5.85% 2018–2024[4]		22,520	25,347
	U.S. Treasury 0.875% 2017		12,400	12,376
	U.S. Treasury 1.50% 2018		24,825	25,003
	U.S. Treasury 1.00% 2019		16,875	16,603
	U.S. Treasury 1.625% 2019[5]		26,200	26,328
	U.S. Treasury 1.625% 2019		17,094	17,150
	U.S. Treasury 1.625% 2019		16,425	16,538
	U.S. Treasury 1.125% 2020		26,100	25,524
	U.S. Treasury 1.25% 2020		25,850	25,460
	U.S. Treasury 1.375% 2020		30,325	29,902
	U.S. Treasury 1.375% 2020		12,450	12,255
	U.S. Treasury 2.50% 2024		14,600	14,923
	U.S. Treasury 3.00% 2045		72,100	71,951
	U.S. Treasury 0.63%–5.13% 2016–2045		113,715	113,355
	U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		39,474	39,058
	U.S. Treasury Inflation-Protected Security 0.25% 2025[1]		18,828	17,981
	U.S. Treasury Inflation-Protected Security 0.375% 2025[1]		20,861	20,208
	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2020–2045[1]		18,112	17,973
	United Mexican States Government Global 4.75% 2044		3,200	2,923
	Other securities			568,021
				1,186,032

Other	Other securities			52,719
2.35%	Total bonds, notes & other debt instruments (cost: $2,291,068,000)			2,170,845

Convertible stocks 0.01%		Shares
U.S. dollars	Other securities			222
0.01%	Total convertible stocks (cost: $386,000)			222

Common stocks 0.05%
U.S. dollars	Other securities			194
0.01%

Miscellaneous	Other common stocks in initial period of acquisition			921
0.04%	Total common stocks (cost: $3,388,000)			1,115

American Funds Insurance Series

Global Bond Fund

Short-term securities 3.78%	Principal amount (000)	Value (000)
Freddie Mac 0.21%–0.51% due 1/4/2016–4/26/2016	$28,500	$28,477
General Electric Co. 0.15% due 1/4/2016	22,300	22,300
Mitsubishi UFJ Trust and Banking Corp. 0.29% due 1/11/2016[4]	12,200	12,199
Sumitomo Mitsui Banking Corp. 0.39% due 2/2/2016[4]	21,800	21,792
Total short-term securities (cost: $84,752,000)		84,768

Total investment securities 100.51% (cost: $2,379,594,000)		2,256,950
Other assets less liabilities (0.51)%		(11,399)
Net assets 100.00%		$2,245,551

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures, was $834,000, which represented .04% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $222,000, an aggregate cost of $386,000, and which represented .01% of the net assets of the fund) were acquired from 3/10/2010 to 5/2/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $6,083,000, which represented .27% of the net assets of the fund.

American Funds Insurance Series

Global Bond Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $452,127,000.

					Unrealized
					appreciation
			Contract amount		(depreciation)
	Settlement		Receive	Deliver	at 12/31/2015
	date	Counterparty	(000)	(000)	(000)
Purchases:
Euros	1/6/2016	JPMorgan Chase	€13,589	$14,364	$ 406
Euros	1/14/2016	UBS AG	€17,250	$18,259	494
Euros	1/21/2016	HSBC Bank	€6,366	$7,033	(111)
Japanese yen	1/12/2016	Citibank	¥3,616,690	$29,502	597
Japanese yen	1/12/2016	Citibank	¥2,715,536	$22,216	383
Japanese yen	1/12/2016	UBS AG	¥786,896	$6,500	49
Japanese yen	1/21/2016	UBS AG	¥1,008,354	$8,199	194
Japanese yen	1/22/2016	HSBC Bank	¥1,653,392	$13,638	125
Japanese yen	1/22/2016	HSBC Bank	¥846,335	$7,000	45
Japanese yen	1/29/2016	HSBC Bank	¥1,458,912	$11,900	245
Japanese yen	2/3/2016	Citibank	¥422,118	$3,500	14
Japanese yen	2/12/2016	HSBC Bank	¥1,310,000	$10,679	230
					$2,671
Sales:
Australian dollars	1/21/2016	Citibank	$362	A$500	(2)
Australian dollars	1/21/2016	UBS AG	$4,113	A$5,790	(101)
British pounds	1/13/2016	JPMorgan Chase	¥703,836	£3,800	255
British pounds	1/22/2016	HSBC Bank	C$4,026	£1,950	35
British pounds	1/25/2016	Bank of America, N.A.	€3,442	£2,500	57
British pounds	1/28/2016	UBS AG	$2,906	£1,950	31
British pounds	1/29/2016	Citibank	$11,884	£7,975	126
British pounds	1/29/2016	HSBC Bank	$11,884	£7,975	126
British pounds	1/29/2016	HSBC Bank	€4,814	£3,500	75
British pounds	1/29/2016	JPMorgan Chase	C$4,004	£1,925	55
Colombian pesos	1/12/2016	JPMorgan Chase	$2,617	COP8,700,000	(120)
Danish kroner	1/25/2016	JPMorgan Chase	€43,564	DKr325,000	11
Euros	1/8/2016	HSBC Bank	$4,548	€4,300	(126)
Euros	1/21/2016	HSBC Bank	¥1,076,215	€8,100	151
Euros	1/22/2016	Bank of America, N.A.	$7,184	€6,550	62
Hungarian forints	1/15/2016	UBS AG	€6,349	HUF2,014,400	(37)
Hungarian forints	1/15/2016	HSBC Bank	€51,253	HUF16,200,000	(89)
Hungarian forints	1/29/2016	HSBC Bank	€3,153	HUF1,000,000	(14)
Indian rupees	1/19/2016	JPMorgan Chase	$3,777	INR253,000	(35)
Indian rupees	1/22/2016	UBS AG	$5,786	INR385,000	(13)
Malaysian ringgits	1/13/2016	UBS AG	$2,676	MYR11,300	47
Mexican pesos	1/14/2016	Bank of America, N.A.	$90	MXN1,500	3
Mexican pesos	1/28/2016	Barclays Bank PLC	$7,249	MXN124,100	63
Norwegian kroner	1/25/2016	Bank of America, N.A.	$2,957	NKr25,613	64
Polish zloty	1/12/2016	Barclays Bank PLC	$5,885	PLN23,400	(79)
Polish zloty	1/12/2016	JPMorgan Chase	$5,885	PLN23,720	(160)
Polish zloty	1/15/2016	Citibank	€10,152	PLN44,200	(227)
Polish zloty	1/21/2016	UBS AG	€12,724	PLN55,400	(281)
South African rand	1/12/2016	UBS AG	$1,670	ZAR24,300	102
South African rand	1/14/2016	Bank of America, N.A.	$1,249	ZAR19,100	18
South African rand	1/28/2016	JPMorgan Chase	$2,324	ZAR35,000	73
Swedish kronor	1/21/2016	Citibank	$4,530	SKr38,340	(15)
Swedish kronor	1/29/2016	HSBC Bank	€2,913	SKr27,000	(33)
Turkish lira	1/15/2016	Bank of America, N.A.	$1,373	TRY4,100	(27)
					$ (5)
Forward currency contracts — net					$2,666

American Funds Insurance Series

Global Bond Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $99,315,000.

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 12/31/2015
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Pay	LCH	3-month USD-LIBOR	0.987%	11/10/2017	$7,000	$ 16
Pay	LCH	3-month USD-LIBOR	0.9887	11/25/2017	7,000	18
Receive	LCH	3-month USD-LIBOR	1.572	9/16/2020	10,000	(50)
Pay	LCH	6-month JPY-LIBOR	0.5725	3/5/2025	¥2,850,000	(430)
Pay	LCH	3-month USD-LIBOR	2.222	11/10/2025	$6,000	(29)
Pay	LCH	3-month USD-LIBOR	2.555	10/22/2045	10,000	134
Receive	LCH	6-month EURIBOR	1.5093	10/26/2045	€5,000	(139)
Pay	LCH	3-month USD-LIBOR	2.562	11/4/2045	$4,000	48
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	17,400	344
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	1,100	20
Pay	LCH	3-month USD-LIBOR	2.556	11/27/2045	10,000	133
						$ 65

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Purchased on a TBA basis.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $207,741,000, which represented 9.25% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $6,412,000, which represented .29% of the net assets of the fund.

Key to abbreviations

LCH = LCH.Clearnet

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2015

Bonds, notes & other debt instruments 85.50%		Principal amount (000)	Value (000)
Corporate bonds & notes 84.08%
Telecommunication	Altice Financing SA 6.625% 2023[1]	$2,335	$2,312
services	Altice Finco SA 6.50%–9.88% 2020–2025[1]	2,100	2,131
13.64%	Altice Finco SA, First Lien, 7.75% 2022[1]	1,400	1,267
	Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	1,250	1,384
	Digicel Group Ltd. 8.25% 2020[1]	17,300	14,359
	Digicel Group Ltd. 6.00%–7.13% 2021–2022[1]	10,400	8,514
	Frontier Communications Corp. 11.00% 2025[1]	11,280	11,195
	Frontier Communications Corp. 6.25%–10.50% 2018–2022[1]	20,730	20,776
	Intelsat Jackson Holding Co. 6.625% 2022	15,875	10,200
	Intelsat Jackson Holding Co. 7.25% 2019–2020	10,200	9,172
	Intelsat Luxembourg Holding Co. 6.75% 2018	5,820	4,365
	LightSquared, Term Loan, 9.75% 2020[2,3,4]	28,389	26,402
	MetroPCS Wireless, Inc. 6.25% 2021	13,925	14,412
	MetroPCS Wireless, Inc. 6.625% 2023	3,950	4,039
	Neptune Finco Corp. (Altice NV) 6.63%–10.13% 2023–2025[1]	775	809
	Numericable Group SA 4.875% 2019[1]	19,075	18,956
	Numericable Group SA 6.00% 2022[1]	1,290	1,255
	Sprint Nextel Corp. 7.00% 2020	18,030	13,973
	Sprint Nextel Corp. 6.88%–11.50% 2017–2028	13,250	10,629
	T-Mobile US, Inc. 6.38%–6.73% 2020–2026	11,429	11,799
	Trilogy International Partners, LLC 10.25% 2016[1]	12,675	12,406
	Wind Acquisition SA 4.75% 2020[1]	6,575	6,526
	Wind Acquisition SA 7.375% 2021[1]	21,025	19,921
	Other securities		18,108
			244,910

Health care	Centene Corp. 4.75% 2022	8,665	8,427
13.64%	DJO Finco Inc. 8.125% 2021[1]	13,750	12,237
	inVentiv Health Inc. 12.00% 2018[1,5]	19,523	17,722
	inVentiv Health Inc. 9.00%–10.00% 2018[1]	19,772	19,564
	Kinetic Concepts, Inc. 10.50% 2018	23,420	22,893
	Kinetic Concepts, Inc. 12.50% 2019	14,035	12,807
	Tenet Healthcare Corp. 4.38%–6.75% 2021–2023	4,985	4,674
	Tenet Healthcare Corp., First Lien 4.50%–6.00% 2020–2021	17,470	17,751
	Valeant Pharmaceuticals International Inc. 7.00% 2020[1]	345	346
	Valeant Pharmaceuticals International, Inc., Term Loan BF-1, 4.00% 2022[2,3,4]	399	385
	VPI Escrow Corp. 6.75% 2018[1]	8,275	8,242
	VPI Escrow Corp. 6.375% 2020[1]	10,070	9,768
	VPI Escrow Corp. 7.50% 2021[1]	500	501
	VRX Escrow Corp. 6.125% 2025[1]	10,700	9,576
	VRX Escrow Corp. 5.38%–5.88% 2020–2023[1]	7,220	6,727
	Other securities		93,197
			244,817

Consumer	Boyd Gaming Corp. 9.00% 2020	8,600	9,159
discretionary	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	12,740	12,804
12.68%	Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	21,345	20,945
	DISH DBS Corp. 4.25% 2018	8,975	9,020
	Wynn Macau, Ltd. 5.25% 2021[1]	9,300	8,230
	Other securities		167,384
			227,542

Industrials	Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	22,080	15,346
11.75%	Builders Firstsource 7.625% 2021[1]	12,595	13,319
	Corporate Risk Holdings LLC 9.50% 2019[1]	12,782	11,440
	DAE Aviation Holdings, Inc. 10.00% 2023[1]	8,495	8,474

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Industrials	Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc.
(continued)	8.125% 2021[1]	$11,350	$9,945
	Ply Gem Industries, Inc. 6.50% 2022	9,025	8,292
	Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[1]	12,220	8,859
	Other securities		135,178
			210,853

Energy	NGPL PipeCo LLC 9.625% 2019[1]	15,075	14,170
9.73%	NGPL PipeCo LLC 7.12%–7.77% 2017–2037[1]	10,940	9,753
	NGPL PipeCo LLC, Term Loan B, 6.75% 2017[2,3,4]	1,637	1,551
	Sabine Pass Liquefaction, LLC 5.63%–5.75% 2021–2025[1]	22,090	19,487
	Other securities		129,801
			174,762

Materials	ArcelorMittal 7.75% 2041	16,855	11,482
9.51%	ArcelorMittal 6.13%–10.85% 2018–2025	8,610	7,045
	First Quantum Minerals Ltd. 6.75% 2020[1]	19,643	12,768
	First Quantum Minerals Ltd. 7.00% 2021[1]	17,193	10,875
	First Quantum Minerals Ltd. 7.25% 2022[1]	3,025	1,906
	FMG Resources 9.75% 2022[1]	22,925	21,091
	JMC Steel Group Inc. 8.25% 2018[1]	16,400	10,947
	Reynolds Group Holdings, Ltd. 6.00% 2017[1]	675	656
	Reynolds Group Inc. 5.75% 2020	25,195	25,691
	Reynolds Group Inc. 6.88%–9.88% 2019–2021	2,288	2,318
	Other securities		65,950
			170,729

Financials	CIT Group Inc. 3.875% 2019	13,340	13,307
6.83%	iStar Financial Inc. 4.00%–9.00% 2017–2019	19,505	19,281
	Realogy Corp. 4.50% 2019[1]	8,975	9,255
	Other securities		80,716
			122,559

Information	First Data Corp. 7.00% 2023[1]	20,925	20,977
technology	First Data Corp. 5.38%–8.75% 2022–2024[1,5]	6,652	6,692
4.18%	Freescale Semiconductor, Inc. 5.00% 2021[1]	8,250	8,477
	Freescale Semiconductor, Inc. 6.00% 2022[1]	13,550	14,227
	NXP BV and NXP Funding LLC 4.125% 2020[1]	1,000	1,002
	NXP BV and NXP Funding LLC, Term Loan B, 3.75% 2020[2,3,4]	1,950	1,944
	Other securities		21,775
			75,094

Utilities	Other securities		24,764
1.38%

Consumer staples	Other securities		13,354
0.74%	Total corporate bonds & notes		1,509,384

Asset-backed obligations 0.17%
	Other securities		2,983

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Other bonds & notes 1.25%
	U.S. Treasury 1.375% 2020[6]	$10,000	$9,874
	Other securities		12,626
			22,500
	Total bonds, notes & other debt instruments (cost: $1,773,651,000)		1,534,867

Convertible bonds 0.36%
Energy	Other securities		93
0.01%

Miscellaneous	Other convertible bonds in initial period of acquisition		6,374
0.35%	Total convertible bonds (cost: $9,395,000)		6,467

Convertible stocks 0.61%		Shares
Other	Other securities		9,513
0.53%

Miscellaneous	Other convertible stocks in initial period of acquisition		1,518
0.08%	Total convertible stocks (cost: $15,694,000)		11,031

Common stocks 1.27%
Consumer	Cooper-Standard Holdings Inc.[7]	110,446	8,570
discretionary	Other securities		—
0.48%			8,570

Other	Other securities		4,045
0.23%

Miscellaneous	Other common stocks in initial period of acquisition		10,117
0.56%	Total common stocks (cost: $39,812,000)		22,737

Short-term securities 10.09%		Principal amount (000)
	Abbott Laboratories 0.14% due 1/12/2016[1]	$20,000	19,999
	Chevron Corp. 0.18% due 1/27/2016[1]	19,600	19,595
	Federal Home Loan Bank 0.11%–0.34% due 1/13/2016–2/10/2016	65,300	65,295
	Freddie Mac 0.45% due 4/11/2016	27,800	27,780
	John Deere Financial Ltd. 0.40% due 1/21/2016[1]	15,000	14,997
	Paccar Financial Corp. 0.18% due 1/27/2016	15,100	15,096
	Regents of the University of California 0.16% due 1/12/2016	10,000	9,999
	Other securities		8,396
	Total short-term securities (cost: $181,141,000)		181,157

	Total investment securities 97.83% (cost: $2,019,693,000)		1,756,259
	Other assets less liabilities 2.17%		38,973
	Net assets 100.00%		$1,795,232

American Funds Insurance Series

High-Income Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $21,562,000, which represented 1.20% of the net assets of the fund. Some of these securities in “Other securities” (with an aggregate value of $3,988,000, a cost of $7,069,000, and which represented ..22% of the net assets of the fund) were acquired from 3/10/2010-8/22/2014 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $4,948,000.

					Unrealized
			Contract amount		appreciation
	Settlement		Receive	Deliver	at 12/31/2015
	date	Counterparty	(000)	(000)	(000)
Sales:
Mexican pesos	1/8/2016	JPMorgan Chase	$485	MXN8,063	$18
Mexican pesos	1/8/2016	Citibank	$121	MXN2,000	4
South African rand	1/29/2016	Bank of America, N.A.	$864	ZAR13,200	15
					$37

American Funds Insurance Series

High-Income Bond Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $31,519,000.

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 12/31/2015
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Pay	LCH	3-month USD-LIBOR	1.2215%	5/8/2018	$4,500	$ 3
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	6.39	9/12/2025	MXN57,000	(9)
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	6.52	9/12/2025	57,000	(43)
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	6.5	9/12/2025	118,000	(77)
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	6.435	9/15/2025	91,000	(32)
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	6.485	9/16/2025	30,000	(17)
Pay	CME	28-day MXN Equilibrium Interbank Interest Rate	6.495	9/17/2025	52,000	(32)
Pay	LCH	3-month USD-LIBOR	2.7575	5/22/2045	$750	(23)
Pay	LCH	3-month USD-LIBOR	2.883	6/22/2045	750	(44)
						$(274)

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $19,108,000.

Centrally cleared credit default swaps on credit indices — sell protection

						Upfront	Unrealized
						premiums	appreciation
		Receive	Expiration	Notional	Value	received	at 12/31/2015
Referenced index	Clearinghouse	fixed rate	date	(000)	(000)	(000)	(000)
NA HY Series 25	ICE	5.00%	12/20/2020	$85,000	$850	$144	$706

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $823,972,000, which represented 45.90% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $77,311,000, which represented 4.31% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $6,440,000, which represented .36% of the net assets of the fund.
[7]	Security did not produce income during the last 12 months.

Key to abbreviations

CME = CME Group Inc.

ICE = Intercontinental Exchange, Inc.

LCH = LCH.Clearnet

MXN = Mexican pesos

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series

Mortgage Fund

Summary investment portfolio December 31, 2015

Bonds, notes & other debt instruments 95.66%		Principal amount (000)	Value (000)
Mortgage-backed obligations 60.95%
Federal agency	Fannie Mae 3.50% 2035[1]	$22,420	$23,375
mortgage-backed	Fannie Mae 5.00% 2036[1]	329	357
obligations	Freddie Mac 5.00% 2034[1]	2,399	2,655
54.60%	Government National Mortgage Assn. 5.50% 2040[1]	3,674	4,119
	Government National Mortgage Assn. 5.00% 2041[1]	2,132	2,312
	Government National Mortgage Assn. 3.50% 2043[1]	2,701	2,824
	Government National Mortgage Assn. 3.50% 2043[1]	2,669	2,803
	Government National Mortgage Assn. 3.50% 2043[1]	2,039	2,141
	Government National Mortgage Assn. 3.50% 2043[1]	1,942	2,030
	Government National Mortgage Assn. 4.25% 2044[1]	2,236	2,417
	Government National Mortgage Assn. 4.00% 2045[1]	42,497	45,254
	Government National Mortgage Assn. 4.50% 2045[1]	10,141	10,918
	Government National Mortgage Assn. 4.50% 2045[1]	1,950	2,099
	Government National Mortgage Assn. 4.00% 2046[1,2]	58,467	62,078
	Government National Mortgage Assn. 3.50%–6.50% 2034–2044[1]	13,688	14,481
	Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	5,258	5,459
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	1,247	1,317
	Other securities		174
			186,813

Commercial	Other securities		15,520
mortgage-backed
securities
4.53%

Federal	Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[1,3]	4,722	4,916
agency bonds	Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[1,3]	1,250	1,301
& notes			6,217
1.82%
	Total mortgage-backed obligations		208,550

U.S. Treasury bonds & notes 13.01%
U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 2016[4]	2,694	2,683
inflation-protected	U.S. Treasury Inflation-Protected Security 0.125% 2020[4]	2,539	2,509
securities	U.S. Treasury Inflation-Protected Security 0.375% 2025[4,5]	10,230	9,910
10.78%	U.S. Treasury Inflation-Protected Security 2.375% 2025[4]	3,785	4,307
	U.S. Treasury Inflation-Protected Security 1.375% 2044[4]	9,669	9,852
	U.S. Treasury Inflation-Protected Security 0.75% 2045[4]	7,281	6,358
	U.S. Treasury Inflation-Protected Securities 0.13%–0.75% 2024–2042[4]	1,365	1,272
			36,891

U.S. Treasury	U.S. Treasury 3.00% 2045	4,000	3,992
2.23%	U.S. Treasury 1.63%–2.88% 2020–2045[5]	3,700	3,634
			7,626
	Total U.S. Treasury bonds & notes		44,517

Asset-backed obligations 11.77%
	AmeriCredit Automobile Receivables Trust, Series 2013-4, Class B, 1.66% 2018[1]	2,000	2,000
	Ares CLO Ltd., Series 2012-2-A, Class AR, CLO, 1.611% 2023[1,3,6]	2,000	1,993
	Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 2.012% 2020[1,3,6,7]	2,000	1,998
	Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,6]	6,379	6,327
	Marine Park CLO Ltd., Series 2012-1-A, Class A1-AR, CLO, 1.644% 2023[1,3,6]	2,500	2,491
	Octagon Investment Partners XII Ltd., Series 2012-1AR, Class AR, CLO, 1.604% 2023[1,3,6]	1,834	1,818

American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Octagon Investment Partners XV Ltd., Series 2013–1A, Class A, CLO, 1.605% 2025[1,3,6]	$2,200	$2,165
Santander Drive Auto Receivables Trust, Series 2013–5, Class B, 1.55% 2018[1]	2,084	2,084
Other securities		19,385
		40,261

Federal agency bonds & notes 9.93%
Fannie Mae 1.75% 2019	1,750	1,756
Fannie Mae 1.50% 2020	5,000	4,905
Freddie Mac 2.375% 2022	19,800	20,086
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,227
		33,974
Total bonds, notes & other debt instruments (cost: $327,154,000)		327,302

Short-term securities 35.32%
Apple Inc. 0.16% due 1/15/2016[6]	4,900	4,899
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.33% due 1/13/2016	3,400	3,399
Emerson Electric Co. 0.43% due 1/22/2016[6]	9,100	9,098
ExxonMobil Corp. 0.17% due 1/19/2016	8,000	7,999
Fannie Mae 0.10%–0.20% due 1/5/2016–2/2/2016	4,905	4,905
Federal Farm Credit Banks 0.17% due 1/8/2016	5,000	5,000
Federal Home Loan Bank 0.13%–0.31% due 1/6/2016–3/7/2016	28,250	28,246
Freddie Mac 0.15% due 3/7/2016	9,800	9,797
General Electric Co. 0.15% due 1/4/2016	7,900	7,900
Intel Corp. 0.40% due 2/25/2016	8,000	7,995
International Bank for Reconstruction and Development 0.18% due 1/20/2016	5,000	5,000
John Deere Capital Corp. 0.32% due 1/14/2016[6]	3,800	3,800
Johnson & Johnson 0.30% due 1/5/2016[6]	4,000	4,000
Paccar Financial Corp. 0.40% due 2/16/2016	5,400	5,397
Parker-Hannifin Corp. 0.39% due 1/25/2016[6]	8,000	7,998
USAA Capital Corp. 0.25% due 1/6/2016	5,400	5,400
Total short-term securities (cost: $120,831,000)		120,833

Total investment securities 130.98% (cost: $447,985,000)		448,135
Other assets less liabilities (30.98)%		(106,005)
Net assets 100.00%		$342,130

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

Mortgage Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $429,273,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 12/31/2015 (000)
Pay	LCH	3-month USD-LIBOR	0.72%	10/26/2017	$54,500	$ 378
Pay	LCH	3-month USD-LIBOR	0.7225	10/26/2017	35,500	244
Pay	LCH	3-month USD-LIBOR	1.039	11/26/2017	800	1
Receive	LCH	3-month USD-LIBOR	1.1005	12/22/2017	49,000	(57)
Pay	LCH	3-month USD-LIBOR	0.98875	10/29/2018	15,000	156
Receive	LCH	3-month USD-LIBOR	1.515	6/4/2019	5,000	6
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	3,800	39
Receive	LCH	3-month USD-LIBOR	1.732	6/27/2019	8,500	67
Receive	LCH	3-month USD-LIBOR	1.821	7/31/2019	8,000	88
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	8,000	81
Receive	LCH	3-month USD-LIBOR	1.7255	8/19/2019	15,000	111
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	15,000	208
Receive	LCH	3-month USD-LIBOR	1.675	10/30/2019	67,500	321
Receive	LCH	3-month USD-LIBOR	1.6625	12/18/2019	3,500	12
Receive	LCH	3-month USD-LIBOR	1.647	1/9/2020	8,000	19
Receive	LCH	3-month USD-LIBOR	1.7615	2/19/2020	6,000	40
Receive	LCH	3-month USD-LIBOR	1.525	4/27/2020	5,000	(21)
Receive	LCH	3-month USD-LIBOR	1.8315	6/10/2020	9,000	73
Receive	LCH	3-month USD-LIBOR	1.8445	6/16/2020	8,000	69
Receive	LCH	3-month USD-LIBOR	1.86	6/19/2020	8,000	73
Receive	LCH	3-month USD-LIBOR	1.872	6/30/2020	1,000	10
Receive	LCH	3-month USD-LIBOR	1.76327	7/1/2020	2,000	9
Pay	LCH	3-month USD-LIBOR	1.5526	11/9/2020	1,000	7
Receive	LCH	3-month USD-LIBOR	1.68	12/22/2020	18,000	(34)
Pay	LCH	3-month USD-LIBOR	1.96516	11/10/2022	2,000	(5)
Receive	LCH	3-month USD-LIBOR	2.898	9/23/2023	5,000	322
Receive	LCH	3-month USD-LIBOR	1.9865	10/26/2025	5,500	(90)
Pay	LCH	3-month USD-LIBOR	2.12	11/9/2025	2,000	9
Pay	LCH	3-month USD-LIBOR	2.1525	12/22/2025	10,000	24
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	3,500	(540)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	2,000	(254)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	2,000	(267)
Pay	LCH	3-month USD-LIBOR	3.2265	9/25/2044	3,000	(392)
Pay	LCH	3-month USD-LIBOR	2.5055	1/9/2045	2,000	46
Pay	LCH	3-month USD-LIBOR	2.454	1/15/2045	3,200	109
Pay	LCH	3-month USD-LIBOR	2.625	6/2/2045	1,000	(2)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	2,500	55
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	1,500	30
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	4,000	74
Receive	LCH	3-month USD-LIBOR	2.55376	11/9/2045	300	(4)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	3,560	69
Pay	LCH	3-month USD-LIBOR	2.4835	12/3/2045	2,000	58
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	2,250	13
						$1,155

American Funds Insurance Series

Mortgage Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $4,564,000, which represented 1.33% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $60,769,000, which represented 17.76% of the net assets of the fund.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,“ was $2,304,000, which represented .67% of the net assets of the fund.

Key to abbreviations

CLO = Collateralized Loan Obligation

LCH = LCH.Clearnet

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2015

Bonds, notes & other debt instruments 96.47%		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 39.66%
U.S. Treasury	U.S. Treasury 1.625% 2019[1]	$66,500	$66,760
20.12%	U.S. Treasury 3.625% 2019	56,500	60,696
	U.S. Treasury 1.375% 2020	64,010	62,903
	U.S. Treasury 1.625% 2020	30,000	29,831
	U.S. Treasury 2.25% 2021	76,800	78,384
	U.S. Treasury 1.625% 2022	32,698	31,778
	U.S. Treasury 1.875% 2022	21,700	21,431
	U.S. Treasury 2.00% 2022	40,000	39,793
	U.S. Treasury 2.00% 2025	31,400	30,617
	U.S. Treasury 3.625% 2043	15,850	17,870
	U.S. Treasury 2.875% 2045	30,000	29,166
	U.S. Treasury 3.00% 2045	87,000	86,821
	U.S. Treasury 1.25%–6.25% 2019–2043	58,705	60,175
			616,225

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.125% 2016[2]	16,163	16,099
inflation-protected	U.S. Treasury Inflation-Protected Security 0.125% 2020[2]	108,977	107,677
securities	U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	49,082	46,660
19.54%	U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	39,514	37,737
	U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	172,205	166,814
	U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	52,364	59,583
	U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	79,300	80,797
	U.S. Treasury Inflation-Protected Security 0.75% 2045[2]	79,915	69,785
	U.S. Treasury Inflation-Protected Securities 0.13%–0.75% 2022–2042[2]	13,576	13,066
			598,218
	Total U.S. Treasury bonds & notes		1,214,443

Mortgage-backed obligations 30.85%
Federal agency	Fannie Mae 3.50% 2046[3,4]	43,000	44,353
mortgage-backed	Fannie Mae 4.00% 2046[3,4]	175,000	184,806
obligations	Fannie Mae 0%–9.74% 2017–2044[3,5]	60,832	63,467
30.85%	Freddie Mac 0%–6.00% 2020–2044[3,5]	66,204	68,672
	Government National Mortgage Assn. 4.00% 2045[3]	146,307	155,623
	Government National Mortgage Assn. 4.00% 2045[3]	124,610	132,694
	Government National Mortgage Assn. 4.50% 2045[3]	43,253	46,567
	Government National Mortgage Assn. 4.50% 2045[3]	41,492	44,652
	Government National Mortgage Assn. 4.50% 2045[3]	36,419	39,189
	Government National Mortgage Assn. 4.00% 2046[3,4]	29,225	31,030
	Government National Mortgage Assn. 3.00%–6.50% 2034–2065[3]	72,639	78,549
	Government National Mortgage Assn., Series 2010-H23, Class PT, 5.424% 2060[3,5]	19,890	21,261
	Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 2033[3]	16,555	17,164
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[3]	14,075	14,870
	Other securities		1,672
			944,569

Federal agency bonds & notes 25.96%
	Fannie Mae 1.75% 2019	16,000	16,056
	Fannie Mae 1.50% 2020	94,500	93,269
	Fannie Mae 2.63%–7.13% 2017–2030	17,610	19,705
	Federal Farm Credit Banks 0.60% 2017	41,774	41,601
	Federal Farm Credit Banks 0.40%–0.48% 2017[5]	13,621	13,617
	Federal Home Loan Bank 1.75% 2018	38,000	38,415
	Federal Home Loan Bank 3.375% 2023	16,715	17,977
	Federal Home Loan Bank 0.63%–5.50% 2016–2036	13,675	14,093
	Freddie Mac 1.25% 2019	18,730	18,465
	Freddie Mac 2.375% 2022	112,000	113,619
	Freddie Mac 1.00%–3.75% 2017–2019	14,475	15,392

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Private Export Funding Corp. 1.45% 2019	$17,500	$17,347
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	35,825
Tennessee Valley Authority 1.88%–5.88% 2022–2060	16,840	17,228
TVA Southaven 3.846% 2033[3]	1,604	1,666
U.S. Department of Housing and Urban Development 0.83%–3.70% 2016–2034	98,632	98,028
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	19,750	19,886
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	90,848
United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,662
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	43,669
United States Agency for International Development, Morocco (Kingdom of)
7.55% 2026[3]	4,147	5,202
United States Agency for International Development, Ukraine, 1.844% 2019	1,445	1,455
Other securities		17,796
		794,821
Total bonds, notes & other debt instruments (cost: $2,959,303,000)		2,953,833

Short-term securities 7.45%
Abbott Laboratories 0.20%–0.23% due 1/26/2016–2/9/2016[6]	34,200	34,192
Apple Inc. 0.16% due 1/15/2016[6]	18,200	18,198
Caterpillar Financial Services Corp. 0.22% due 2/17/2016	40,000	39,980
ExxonMobil Corp. 0.42% due 2/1/2016	26,400	26,392
Federal Farm Credit Banks 0.29% due 5/3/2016	10,300	10,288
Federal Home Loan Bank 0.23%–0.24% due 2/19/2016–3/2/2016	24,000	23,995
Honeywell International Inc. 0.28% due 2/22/2016[6]	50,000	49,971
Regents of the University of California 0.23% due 2/17/2016	25,000	24,993
Total short-term securities (cost: $228,025,000)		228,009

Total investment securities 103.92% (cost: $3,187,328,000)		3,181,842
Other assets less liabilities (3.92)%		(119,956)
Net assets 100.00%		$3,061,886

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $6,226,331,000.

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 12/31/2015
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Pay	LCH	3-month USD-LIBOR	0.72%	10/26/2017	$432,250	$2,996
Pay	LCH	3-month USD-LIBOR	0.7225	10/26/2017	282,750	1,945
Receive	LCH	3-month USD-LIBOR	0.88144	11/9/2017	348,000	(1,482)
Receive	LCH	3-month USD-LIBOR	0.979	11/12/2017	227,000	(577)
Receive	LCH	3-month USD-LIBOR	0.947	11/17/2017	98,000	(312)
Pay	LCH	3-month USD-LIBOR	0.9675	12/3/2017	286,000	901
Pay	LCH	3-month USD-LIBOR	1.042	12/14/2017	245,000	490
Receive	LCH	3-month USD-LIBOR	1.0455	12/18/2017	140,000	(288)
Receive	LCH	3-month USD-LIBOR	1.101	12/22/2017	261,000	(300)
Pay	LCH	3-month USD-LIBOR	1.11	12/24/2017	122,000	131
Receive	LCH	3-month USD-LIBOR	1.2375	7/16/2018	50,000	(79)
Pay	LCH	3-month USD-LIBOR	0.9915	10/28/2018	175,000	1,818
Pay	LCH	3-month USD-LIBOR	0.98875	10/29/2018	175,000	1,825
Receive	LCH	3-month USD-LIBOR	1.2925	12/10/2018	98,000	(278)
Receive	LCH	3-month USD-LIBOR	1.789	6/20/2019	100,000	998
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	86,600	881
Receive	LCH	3-month USD-LIBOR	1.7905	6/20/2019	34,700	348
Receive	LCH	3-month USD-LIBOR	1.821	7/31/2019	64,000	705
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	64,000	647
Receive	LCH	3-month USD-LIBOR	1.7725	8/11/2019	133,000	1,210
Receive	LCH	3-month USD-LIBOR	1.773	8/11/2019	127,000	1,158
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	52,000	722
Receive	LCH	3-month USD-LIBOR	1.785	1/2/2020	48,000	376
Receive	LCH	3-month USD-LIBOR	1.647	1/9/2020	52,000	125
Receive	LCH	3-month USD-LIBOR	1.45	2/2/2020	360,000	(2,041)
Receive	LCH	3-month USD-LIBOR	1.655	2/11/2020	80,000	192
Receive	LCH	3-month USD-LIBOR	1.672	2/26/2020	43,000	124
Receive	LCH	3-month USD-LIBOR	1.663	5/6/2020	57,000	85
Pay	LCH	3-month USD-LIBOR	1.5875	9/2/2020	50,000	195
Receive	LCH	3-month USD-LIBOR	1.611	11/17/2020	50,000	(213)
Pay	LCH	3-month USD-LIBOR	1.594	11/25/2020	50,000	262
Receive	LCH	3-month USD-LIBOR	1.569	12/2/2020	79,000	(517)
Pay	LCH	3-month USD-LIBOR	1.52	12/3/2020	8,000	71
Pay	LCH	3-month USD-LIBOR	1.61	12/7/2020	117,000	552
Receive	LCH	3-month USD-LIBOR	1.587	12/11/2020	210,000	(1,254)
Receive	LCH	3-month USD-LIBOR	1.6395	12/14/2020	65,000	(229)
Receive	LCH	3-month USD-LIBOR	1.6795	12/22/2020	99,000	(188)
Receive	LCH	3-month USD-LIBOR	1.7345	12/31/2020	94,000	65
Pay	LCH	3-month USD-LIBOR	1.727	1/5/2021	42,000	—
Pay	LCH	3-month USD-LIBOR	1.75918	4/29/2022	58,000	400
Receive	LCH	3-month USD-LIBOR	1.9345	5/6/2022	20,000	72
Receive	LCH	3-month USD-LIBOR	2.138	6/22/2022	25,000	379
Receive	LCH	3-month USD-LIBOR	2.0785	6/23/2022	45,000	514
Pay	LCH	3-month USD-LIBOR	1.9605	8/5/2022	36,000	(131)
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	280,000	1,546
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	280,000	1,291
Receive	LCH	3-month USD-LIBOR	1.79	9/28/2022	38,000	(321)
Receive	LCH	3-month USD-LIBOR	1.705	10/5/2022	50,000	(701)
Pay	LCH	3-month USD-LIBOR	1.96516	11/10/2022	21,000	(50)
Receive	LCH	3-month USD-LIBOR	1.847	11/27/2022	44,000	(251)
Receive	LCH	3-month USD-LIBOR	1.8115	12/4/2022	29,000	(238)
Receive	LCH	3-month USD-LIBOR	1.9225	12/18/2022	36,000	(45)
Pay	LCH	3-month USD-LIBOR	2.74125	11/22/2023	15,000	(799)

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 12/31/2015
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Pay	LCH	3-month USD-LIBOR	2.2245%	9/14/2025	$45,000	$ (262)
Pay	LCH	3-month USD-LIBOR	2.193	9/23/2025	27,500	(74)
Pay	LCH	3-month USD-LIBOR	2.198	9/23/2025	27,500	(87)
Pay	LCH	3-month USD-LIBOR	1.905	10/6/2025	55,000	1,288
Receive	LCH	3-month USD-LIBOR	1.9545	10/19/2025	33,000	(631)
Receive	LCH	3-month USD-LIBOR	1.9865	10/26/2025	42,000	(685)
Pay	LCH	3-month USD-LIBOR	2.12	11/9/2025	61,000	270
Pay	LCH	3-month USD-LIBOR	2.2395	11/12/2025	2,000	(13)
Pay	LCH	3-month USD-LIBOR	2.1145	12/10/2025	32,000	176
Pay	LCH	3-month USD-LIBOR	2.151	12/22/2025	51,000	129
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	62,000	(861)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	62,000	(1,034)
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	45,000	(6,947)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	16,000	(2,029)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	16,000	(2,132)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	12,000	(234)
Pay	LCH	3-month USD-LIBOR	2.5055	1/9/2045	11,000	253
Pay	LCH	3-month USD-LIBOR	2.4945	1/9/2045	2,000	51
Pay	LCH	3-month USD-LIBOR	2.343	3/25/2045	2,000	117
Pay	LCH	3-month USD-LIBOR	2.7025	9/10/2045	60,000	(1,129)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	36,000	789
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	24,000	479
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	10,000	185
Pay	LCH	3-month USD-LIBOR	2.5375	11/3/2045	18,400	318
Pay	LCH	3-month USD-LIBOR	2.6445	11/10/2045	11,500	(70)
Pay	LCH	3-month USD-LIBOR	2.7025	11/12/2045	9,000	(169)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	13,350	258
Pay	LCH	3-month USD-LIBOR	2.5295	12/2/2045	18,000	343
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	9,000	52
Pay	LCH	3-month USD-LIBOR	2.5885	12/23/2045	22,500	147
						$ 1,228

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $46,035,000, which represented 1.50% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $102,448,000, which represented 3.35% of the net assets of the fund.

Key to abbreviations

LCH = LCH.Clearnet

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series

Cash Management Fund

Investment portfolio December 31, 2015

Short-term securities 98.51%	Principal amount (000)	Value (000)
Federal agency discount notes 49.96%
Federal Farm Credit Banks 0.28% due 1/21/2016	$10,800	$10,799
Federal Home Loan Bank 0.12%–0.31% due 1/14/2016–3/21/2016	83,400	83,386
Freddie Mac 0.14%–0.46% due 1/12/2016–4/14/2016	87,400	87,372
		181,557
Commercial paper 24.48%
Apple Inc. 0.20% due 1/19/2016[1]	11,100	11,098
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.38% due 1/4/2016	4,000	4,000
Caisse d’Amortissement de la Dette Sociale 0.23% due 1/4/2016[1]	9,700	9,700
ExxonMobil Corp. 0.27% due 1/19/2016	8,900	8,898
General Electric Co. 0.15% due 1/4/2016	10,500	10,500
Mitsubishi UFJ Trust and Banking Corp. 0.28% due 1/12/2016[1]	7,900	7,899
Private Export Funding Corp. 0.40% due 1/27/2016[1]	4,900	4,898
Province of Ontario 0.39% due 1/20/2016	2,100	2,099
Québec (Province of) 0.40% due 1/20/2016[1]	11,700	11,698
Scotiabank Inc. 0.22% due 1/4/2016[1]	11,000	11,000
Sumitomo Mitsui Banking Corp. 0.48% due 2/23/2016[1]	7,200	7,195
		88,985
U.S. Treasury 24.07%
U.S. Treasury Bills 0.05%–0.21% due 1/7/2016–4/21/2016	87,500	87,488
Total short-term securities (cost: $358,005,000)		358,030

Bonds, notes & other debt instruments 1.38%
U.S. Treasury bonds & notes 1.38%
U.S. Treasury 0.313% 2016[2]	5,000	4,999
Total bonds, notes & other debt instruments (cost: $4,998,000)		4,999
Total investment securities 99.89% (cost: $363,003,000)		363,029
Other assets less liabilities 0.11%		407
Net assets 100.00%		$363,436

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $63,489,000, which represented 17.47% of the net assets of the fund.
[2]	Coupon rate may change periodically.

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2015

Growth funds 92.95%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	1,992,870	$135,555
Total growth funds (cost: $147,876,000)		135,555

Short-term securities 5.13%
Government Cash Management Fund	7,479,237	7,479
Total short-term securities (cost: $7,479,000)		7,479
Total investment securities 98.08% (cost: $155,355,000)		143,034
Other assets less liabilities 1.92%		2,798
Net assets 100.00%		$145,832

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $33,032,000.

						Unrealized
						(depreciation)
					Notional	appreciation
			Number of		amount	at 12/31/2015
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
S&P 500 E-mini Index Contracts	CME	Short	361	March 2016	$36,701	$(38)
Russell 2000 Mini Index Contracts	ICE	Short	60	March 2016	6,807	18
S&P Mid 400 E-mini Index Contracts	CME	Short	17	March 2016	2,372	3
British Pound Currency Contracts	CME	Short	16	March 2016	1,505	31
Euro Currency Contracts	CME	Short	10	March 2016	1,364	3
FTSE 100 Index Contracts	LIFFE	Short	15	March 2016	1,321	(47)
Euro Stoxx 50 Index Contracts	EUREX	Short	33	March 2016	1,159	(12)
Nikkei 225 Index Contracts	OSE	Short	5	March 2016	798	17
Japanese Yen Currency Contracts	CME	Short	7	March 2016	715	(14)
Mini MSCI Emerging Market Index Contracts	ICE	Short	18	March 2016	704	(4)
						$(43)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2015 (000)
American Funds Insurance Series – Growth Fund, Class 1	925,445	1,318,846	251,421	1,992,870	$1,102	$135,555

Key to abbreviations

CME = CME Group Inc.
EUREX = Eurex Exchange
ICE = Intercontinental Exchange, Inc.
LIFFE = London International Financial Futures and Options Exchange
OSE = Osaka Securities Exchange

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2015

Growth funds 91.75%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	4,220,151	$76,300
Total growth funds (cost: $86,949,000)		76,300

Short-term securities 5.16%
Government Cash Management Fund	4,290,125	4,290
Total short-term securities (cost: $4,290,000)		4,290

Total investment securities 96.91% (cost: $91,239,000)		80,590
Other assets less liabilities 3.09%		2,570
Net assets 100.00%		$83,160

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $28,989,000.

						Unrealized
						appreciation
					Notional	(depreciation)
			Number of		amount	at 12/31/2015
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
Euro Currency Contracts	CME	Short	77	March 2016	$10,515	$ 38
Mini MSCI Emerging Market Index Contracts	ICE	Short	269	March 2016	10,502	(90)
Euro Stoxx 50 Index Contracts	EUREX	Short	281	March 2016	9,867	(105)
Nikkei 225 Index Contracts	OSE	Short	26	March 2016	4,156	93
British Pound Currency Contracts	CME	Short	40	March 2016	3,764	80
Japanese Yen Currency Contracts	CME	Short	36	March 2016	3,688	(62)
FTSE 100 Index Contracts	LIFFE	Short	40	March 2016	3,520	(128)
Russell 2000 Mini Index Contracts	ICE	Short	12	March 2016	1,366	8
S&P 500 E-mini Index Contracts	CME	Short	5	March 2016	509	— *
						$(166)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2015 (000)
American Funds Insurance Series – International Fund, Class 1	2,130,911	2,585,252	496,012	4,220,151	$1,358	$76,300

*Amount less than one thousand.

Key to abbreviations

CME = CME Group Inc.
EUREX = Eurex Exchange
ICE = Intercontinental Exchange, Inc.

LIFFE = London International Financial Futures and Options Exchange
OSE = Osaka Securities Exchange

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2015

Growth-and-income funds 93.15%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	10,142,310	$127,996
Total growth-and-income funds (cost: $143,247,000)		127,996

Short-term securities 4.43%
Government Cash Management Fund	6,076,888	6,077
Total short-term securities (cost: $6,077,000)		6,077

Total investment securities 97.58% (cost: $149,324,000)		134,073
Other assets less liabilities 2.42%		3,332
Net assets 100.00%		$137,405

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $36,646,000.

						Unrealized
						(depreciation)
					Notional	appreciation
			Number of		amount	at 12/31/2015
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
S&P 500 E-mini Index Contracts	CME	Short	503	March 2016	$51,149	$(41)
Euro Currency Contracts	CME	Short	10	March 2016	1,360	(1)
Euro Stoxx 50 Index Contracts	EUREX	Short	36	March 2016	1,265	(13)
FTSE 100 Index Contracts	LIFFE	Short	13	March 2016	1,144	(42)
British Pound Currency Contracts	CME	Short	12	March 2016	1,128	23
Russell 2000 Mini Index Contracts	ICE	Short	7	March 2016	797	5
Mini MSCI Emerging Market Index Contracts	ICE	Short	8	March 2016	312	(2)
						$(71)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2015, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2015
	shares	Additions	Reductions	shares	(000)	(000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	6,224,439	5,587,259	1,669,388	10,142,310	$2,783	$127,996

Key to abbreviations

CME = CME Group Inc.

EUREX = Eurex Exchange

ICE = Intercontinental Exchange, Inc.

LIFFE = London International Financial Futures and Options Exchange

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2015

Growth-and-income funds 93.38%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	2,523,169	$114,552
Total growth-and-income funds (cost: $127,162,000)		114,552

Short-term securities 4.71%
Government Cash Management Fund	5,778,462	5,778
Total short-term securities (cost: $5,778,000)		5,778

Total investment securities 98.09% (cost: $132,940,000)		120,330
Other assets less liabilities 1.91%		2,339
Net assets 100.00%		$122,669

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $26,372,000.

						Unrealized
						(depreciation)
					Notional	appreciation
			Number of		amount	at 12/31/2015
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
S&P 500 E-mini Index Contracts	CME	Short	339	March 2016	$34,396	$(104)
Russell 2000 Mini Index Contracts	ICE	Short	20	March 2016	2,263	— *
Euro Currency Contracts	CME	Short	13	March 2016	1,776	7
Euro Stoxx 50 Index Contracts	EUREX	Short	43	March 2016	1,510	(17)
S&P Mid 400 E-mini Index Contracts	CME	Short	9	March 2016	1,258	4
British Pound Currency Contracts	CME	Short	11	March 2016	1,037	24
FTSE 100 Index Contracts	LIFFE	Short	11	March 2016	967	(36)
Japanese Yen Currency Contracts	CME	Short	4	March 2016	411	(6)
Mini MSCI Emerging Market Index Contracts	ICE	Short	9	March 2016	351	(3)
Nikkei 225 Index Contracts	OSE	Short	2	March 2016	317	5
						$(126)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2015, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2015
	shares	Additions	Reductions	shares	(000)	(000)
American Funds Insurance Series – Growth-Income Fund, Class 1	1,334,756	1,388,854	200,441	2,523,169	$1,722	$114,552

*Amount less than one thousand.

Key to abbreviations

CME = CME Group Inc.

EUREX = Eurex Exchange

ICE = Intercontinental Exchange, Inc.

LIFFE = London International Financial Futures and Options Exchange

OSE = Osaka Securities Exchange

See Notes to Financial Statements

American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2015

Asset allocation funds 93.55%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	120,910,667	$2,493,178
Total asset allocation funds (cost: $2,630,946,000)		2,493,178

Short-term securities 5.93%
Government Cash Management Fund	157,858,165	157,858
Total short-term securities (cost: $157,858,000)		157,858

Total investment securities 99.48% (cost: $2,788,804,000)		2,651,036
Other assets less liabilities 0.52%		13,983
Net assets 100.00%		$2,665,019

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $240,350,000.

						Unrealized
						(depreciation)
					Notional	appreciation
			Number of		amount	at 12/31/2015
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
S&P 500 E-mini Index Contracts	CME	Short	1,675	March 2016	$169,120	$(1,344)
Russell 2000 Mini Index Contracts	ICE	Short	107	March 2016	11,985	(122)
Euro Stoxx 50 Index Contracts	EUREX	Short	217	March 2016	7,594	(108)
Euro Currency Contracts	CME	Short	44	March 2016	6,036	48
Mini MSCI Emerging Market Index Contracts	ICE	Short	143	March 2016	5,648	17
S&P Mid 400 E-mini Index Contracts	CME	Short	14	March 2016	1,935	(16)
Nikkei 225 Index Contracts	OSE	Short	10	March 2016	1,585	22
Japanese Yen Currency Contracts	CME	Short	10	March 2016	1,032	(9)
FTSE 100 Index Contracts	LIFFE	Short	8	March 2016	706	(23)
British Pound Currency Contracts	CME	Short	6	March 2016	562	9
						$(1,526)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2015, appear below.

						Value of
					Dividend	affiliate at
	Beginning			Ending	income	12/31/2015
	shares	Additions	Reductions	shares	(000)	(000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	86,231,073	38,171,540	3,491,946	120,910,667	$45,462	$2,493,178

Key to abbreviations

CME = CME Group Inc.

EUREX = Eurex Exchange

ICE = Intercontinental Exchange, Inc.

LIFFE = London International Financial Futures and Options Exchange

OSE = Osaka Securities Exchange

See Notes to Financial Statements

American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2015

		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,555,777	$4,126,054	$21,663,100	$7,464,417	$2,682,810
Affiliated issuers	—	103,738	194,271	—	—
Cash denominated in currencies other than U.S. dollars	—	80	—	951	39
Cash	176	207	351	102	89
Unrealized appreciation on open forward currency contracts	—	607	—	1,367	86
Receivables for:
Sales of investments	—	5,573	7,037	654	180
Sales of fund’s shares	1,722	1,654	4,079	15,300	12,588
Dividends and interest	8,158	2,599	12,160	15,625	3,502
Closed forward currency contracts	—	— *	—	7	—
Variation margin	—	—	—	—	—
Other	119	175	289	244	116
	5,565,952	4,240,687	21,881,287	7,498,667	2,699,410
Liabilities:
Unrealized depreciation on open forward currency contracts	590	106	—	950	57
Payables for:
Purchases of investments	—	2,919	16,873	3,489	695
Repurchases of fund’s shares	27,569	1,698	56,417	4,737	1,771
Investment advisory services	2,484	2,507	6,142	3,196	1,653
Services provided by related parties	883	573	3,387	928	264
Trustees’ deferred compensation	57	37	509	224	21
Closed forward currency contracts	—	9	—	—	—
Variation margin	—	—	—	—	—
Other	737	1,335	275	2,493	1,168
	32,320	9,184	83,603	16,017	5,629
Net assets at December 31, 2015	$5,533,632	$4,231,503	$21,797,684	$7,482,650	$2,693,781

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,822,342	$3,311,193	$13,251,433	$6,513,220	$2,694,586
(Distributions in excess of) undistributed net investment income	(256)	(6,905)	29,862	(19,278)	(18,827)
Undistributed (accumulated) net realized gain (loss)	439,641	801,939	1,733,796	629,478	(75,249)
Net unrealized appreciation (depreciation)	1,271,905	125,276	6,782,593	359,230	93,271
Net assets at December 31, 2015	$5,533,632	$4,231,503	$21,797,684	$7,482,650	$2,693,781

Investment securities, at cost:
Unaffiliated issuers	$4,282,776	$3,990,546	$14,866,354	$7,104,135	$2,588,694
Affiliated issuers	—	113,297	208,380	—	—
Cash denominated in currencies other than U.S. dollars, at cost	—	80	—	951	40

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$6,879,385	$1,780,060	$24,228,792	$989,282	$238,358	$18,704,166	$221,181	$10,682,116	$2,256,950
—	—	—	—	—	49,507	—	—	—
714	163	831	269	30	—	—	4,477	838
2,760	416	4,177	97	139	947	95	4,588	328
—	133	—	—	—	—	132	178	4,136

10,745	10,128	3,038	1,064	3,126	127,644	3,025	1,954,328	87,056
2,012	476	7,918	69	1,461	10,400	81	3,693	1,450
8,887	2,624	29,642	2,961	860	50,130	804	56,269	20,604
—	—	—	—	—	—	—	104	1,546
—	—	—	—	—	—	—	1,921	16
340	52	734	2	1	146	7	212	46
6,904,843	1,794,052	24,275,132	993,744	243,975	18,942,940	225,325	12,707,886	2,372,970

—	75	—	—	—	—	68	1,210	1,470

—	14,536	15,003	—	6,601	552,086	5,621	2,773,189	123,283
3,399	1,155	36,856	61	130	12,476	192	2,391	672
2,338	916	5,564	542	98	4,314	124	3,072	1,019
754	333	3,081	69	34	1,748	38	976	278
49	16	576	4	— *	191	1	83	17
—	—	—	—	—	—	1	—	39
—	—	—	—	—	304	—	1,953	321
29	239	659	189	107	1,254	16	113	320
6,569	17,270	61,739	865	6,970	572,373	6,061	2,782,987	127,419
$6,898,274	$1,776,782	$24,213,393	$992,879	$237,005	$18,370,567	$219,264	$9,924,899	$2,245,551

$5,314,423	$1,609,069	$16,465,373	$1,035,445	$247,904	$14,833,607	$206,602	$9,913,369	$2,375,817
28,224	5,495	74,007	1,042	(292)	56,335	(1,170)	61,376	(13,116)
615,184	(30,723)	2,675,469	6,970	(1,708)	462,999	(109)	28,891	2,994
940,443	192,941	4,998,544	(50,578)	(8,899)	3,017,626	13,941	(78,737)	(120,144)
$6,898,274	$1,776,782	$24,213,393	$992,879	$237,005	$18,370,567	$219,264	$9,924,899	$2,245,551

$5,938,931	$1,586,959	$19,230,175	$1,039,757	$247,251	$15,647,303	$207,290	$10,761,550	$2,379,594
—	—	—	—	—	83,921	—	—	—
714	163	831	269	30	—	—	4,525	842

American Funds Insurance Series

Statements of assets and liabilities at December 31, 2015

			U.S.
	High-		Government/		Managed
	Income		AAA-Rated	Cash	Risk
	Bond	Mortgage	Securities	Management	Growth
	Fund	Fund	Fund	Fund	Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,756,259	$448,135	$3,181,842	$363,029	$7,479
Affiliated issuers	—	—	—	—	135,555
Cash denominated in currencies other than U.S. dollars	3,698	—	—	—	—
Cash	10,131	105	2,579	359	—
Unrealized appreciation on open forward currency contracts	37	—	—	—	—
Receivables for:
Sales of investments	5,769	217,380	1,383,857	—	—
Sales of fund’s shares	405	822	1,117	1,125	296
Dividends and interest	33,805	1,026	12,238	2	— *
Deposits at brokers for futures contracts	—	—	—	—	2,429
Variation margin	—	202	3,398	—	482
Other	116	1	24	—	—
	1,810,220	667,671	4,585,055	364,515	146,241
Liabilities:
Payables for:
Purchases of investments	12,885	325,039	1,515,927	—	267
Repurchases of fund’s shares	546	61	1,207	878	9
Investment advisory services	709	122	881	99	12
Services provided by related parties	181	17	374	72	119
Trustees’ deferred compensation	55	1	59	21	— *
Variation margin	167	295	4,690	—	2
Other	445	6	31	9	— *
	14,988	325,541	1,523,169	1,079	409
Net assets at December 31, 2015	$1,795,232	$342,130	$3,061,886	$363,436	$145,832

Net assets consist of:
Capital paid in on shares of beneficial interest	$2,193,604	$337,013	$3,007,195	$363,433	$144,821
(Distributions in excess of) undistributed net investment income	18,573	804	7,412	(23)	328
Undistributed (accumulated) net realized gain (loss)	(153,862)	3,007	51,538	—	13,047
Net unrealized appreciation (depreciation)	(263,083)	1,306	(4,259)	26	(12,364)
Net assets at December 31, 2015	$1,795,232	$342,130	$3,061,886	$363,436	$145,832

Investment securities, at cost:
Unaffiliated issuers	$2,019,693	$447,985	$3,187,328	$363,003	$7,479
Affiliated issuers	—	—	—	—	147,876
Cash denominated in currencies other than U.S. dollars, at cost	3,808	—	—	—	—

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$4,290	$6,077	$5,778	$157,858
76,300	127,996	114,552	2,493,178
—	—	—	—
—	—	—	—
—	—	—	—
2	—	—	2,805
170	53	288	5,121
— *	— *	— *	1
2,390	2,910	2,033	14,412
254	543	396	2,162
—	—	—	—
83,406	137,579	123,047	2,675,537

158	48	267	2,787
2	1	1	5,141
7	12	10	225
68	113	99	2,044
— *	— *	— *	5
11	—	1	4
— *	— *	— *	312
246	174	378	10,518
$83,160	$137,405	$122,669	$2,665,019

$91,413	$144,717	$125,867	$2,675,147
839	2,223	1,328	34,133
1,723	5,787	8,210	95,033
(10,815)	(15,322)	(12,736)	(139,294)
$83,160	$137,405	$122,669	$2,665,019

$4,290	$6,077	$5,778	$157,858
86,949	143,247	127,162	2,630,946
—	—	—	—

American Funds Insurance Series

Statements of assets and liabilities at December 31, 2015

		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$1,626,228	$1,705,936	$6,796,089	$3,427,398	$1,562,157
Shares outstanding	61,612	69,893	99,908	189,595	82,769
Net asset value per share	$26.39	$24.41	$68.02	$18.08	$18.87
Class 2:
Net assets	$3,817,174	$2,492,251	$14,413,972	$3,977,860	$960,711
Shares outstanding	145,734	104,294	212,937	220,741	51,356
Net asset value per share	$26.19	$23.90	$67.69	$18.02	$18.71
Class 3:
Net assets			$193,647	$31,575
Shares outstanding			2,832	1,744
Net asset value per share			$68.37	$18.11
Class 4:
Net assets	$90,230	$33,316	$393,976	$45,817	$170,913
Shares outstanding	3,449	1,382	5,857	2,555	9,146
Net asset value per share	$26.16	$24.11	$67.26	$17.93	$18.69

			U.S.
	High-		Government/		Managed
	Income		AAA-Rated	Cash	Risk
	Bond	Mortgage	Securities	Management	Growth
	Fund	Fund	Fund	Fund	Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$1,016,991	$271,931	$1,425,626	$39,432
Shares outstanding	110,672	25,630	115,763	3,503
Net asset value per share	$9.19	$10.61	$12.31	$11.26
Class 2:
Net assets	$765,514	$58,778	$1,578,749	$302,139
Shares outstanding	84,451	5,551	129,429	27,451
Net asset value per share	$9.06	$10.59	$12.20	$11.01
Class 3:
Net assets	$11,610		$10,977	$6,071
Shares outstanding	1,259		890	546
Net asset value per share	$9.22		$12.34	$11.11
Class 4:
Net assets	$1,117	$11,421	$46,534	$15,794
Shares outstanding	115	1,085	3,807	1,415
Net asset value per share	$9.73	$10.52	$12.22	$11.17
Class P1:
Net assets					$426
Shares outstanding					37
Net asset value per share					$11.49
Class P2:
Net assets					$145,406
Shares outstanding					12,721
Net asset value per share					$11.43

* Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$3,638,508	$293,404	$10,747,098	$706,763	$79,569	$10,912,479	$47,476	$5,730,648	$1,031,825
288,274	23,753	236,737	48,006	8,469	529,242	4,422	535,502	93,756
$12.62	$12.35	$45.40	$14.72	$9.40	$20.62	$10.74	$10.70	$11.01

$3,227,870	$1,478,674	$12,895,255	$253,750	$1	$5,008,326	$171,133	$4,134,660	$1,207,969
258,069	119,913	286,318	17,289	— *	244,944	15,964	390,934	110,488
$12.51	$12.33	$45.04	$14.68	$9.40	$20.45	$10.72	$10.58	$10.93

		$161,488			$36,226
		3,552			1,756
		$45.46			$20.64

$31,896	$4,704	$409,552	$32,366	$157,435	$2,413,536	$655	$59,591	$5,757
2,545	384	9,138	2,212	16,780	118,320	61	5,617	528
$12.53	$12.26	$44.82	$14.63	$9.38	$20.40	$10.69	$10.61	$10.89

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$152	$187	$732	$711,514
16	17	65	60,694
$9.48	$10.80	$11.25	$11.72

$83,008	$137,218	$121,937	$1,953,505
8,805	12,750	10,871	166,755
$9.43	$10.76	$11.22	$11.71

American Funds Insurance Series

Statements of operations for the year ended December 31, 2015

		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund
Investment income:
Income (net of non-U.S. taxes)*:
Dividends	$82,255	$37,755	$272,432	$149,611	$35,665
Interest	485	905	1,399	5,342	10,447
	82,740	38,660	273,831	154,953	46,112
Fees and expenses*:
Investment advisory services	29,539	30,635	73,812	39,545	19,457
Distribution services	10,128	6,875	38,394	11,030	2,906
Insurance administrative services	126	57	254	86	289
Transfer agent services	1	— †	2	1	— †
Administrative services	566	441	2,254	792	269
Reports to shareholders	263	191	1,132	375	127
Registration statement and prospectus	53	77	250	54	56
Trustees’ compensation	52	39	206	72	25
Auditing and legal	90	60	94	226	74
Custodian	642	655	434	1,694	1,171
State and local taxes	—	—	—	—	—
Other	22	17	28	29	45
Total fees and expenses before reimbursement/waiver	41,482	39,047	116,860	53,904	24,419
Less reimbursement/waiver of fees and expenses:
Investment advisory services	—	—	—	—	—
Total reimbursement/waiver of fees and expenses	—	—	—	—	—
Total fees and expenses after reimbursement/waiver	41,482	39,047	116,860	53,904	24,419
Net investment income (loss)	41,258	(387)	156,971	101,049	21,693
Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on*:
Investments	458,143	813,416	1,900,915	670,238	(85,183)
Forward currency contracts	2,184	4,141	—	3,508	2,386
Interest rate swaps	—	—	—	—	—
Currency transactions	(5,472)	(178)	(1,742)	(2,172)	(697)
	454,855	817,379	1,899,173	671,574	(83,494)
Net unrealized (depreciation) appreciation on:
Investments	(107,839)	(799,127)	(519,804)	(1,111,661)	(21,600)
Forward currency contracts	(1,958)	94	—	(3,684)	(537)
Interest rate swaps	—	—	—	—	—
Currency translations	11	41	194	411	131
	(109,786)	(798,992)	(519,610)	(1,114,934)	(22,006)
Net realized gain (loss) and unrealized (depreciation) appreciation	345,069	18,387	1,379,563	(443,360)	(105,500)
Net increase (decrease) in net assets resulting from operations	$386,327	$18,000	$1,536,534	$(342,311)	$(83,807)

See end of statements of operations for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$188,482	$47,798	$464,232	$32,692	$4,948	$261,487	$3,938	$75	$—
412	582	5,058	1,678	388	124,624	1,699	229,904	72,529
188,894	48,380	469,290	34,370	5,336	386,111	5,637	229,979	72,529

28,369	11,171	66,847	6,662	748	49,646	1,455	35,972	13,141
8,810	4,039	35,053	730	279	14,407	446	11,077	3,285
48	7	273	71	279	1,154	— †	108	12
1	— †	3	— †	— †	2	— †	1	— †
715	186	2,499	105	15	1,798	22	986	249
218	51	1,083	19	3	843	4	397	68
38	72	146	22	14	274	6	70	31
65	17	229	9	1	162	2	88	23
45	50	175	45	25	74	43	57	41
171	266	584	266	21	134	32	117	573
—	—	—	—	—	—	1	—	—
9	17	31	36	2	34	22	206	159
38,489	15,876	106,923	7,965	1,387	68,528	2,033	49,079	17,582

6	—	—	—	—	—	—	—	—
6	—	—	—	—	—	—	—	—
38,483	15,876	106,923	7,965	1,387	68,528	2,033	49,079	17,582
150,411	32,504	362,367	26,405	3,949	317,583	3,604	180,900	54,947

617,265	60,160	2,678,584	7,584	(1,239)	479,179	300	19,239	(76,952)
—	2,373	—	9	—	—	(5)	23,312	6,624
—	—	—	—	—	(6,911)	—	24,673	1,875
(33)	(111)	(392)	(104)	14	(293)	(94)	(243)	(4,568)
617,232	62,422	2,678,192	7,489	(1,225)	471,975	201	66,981	(73,021)

(966,964)	(114,598)	(2,629,740)	(92,060)	(7,834)	(528,111)	(5,967)	(219,134)	(83,826)
—	(1,206)	—	—	—	—	(16)	(5,894)	1,831
—	—	—	—	—	4,375	—	9,298	240
4	43	23	10	(5)	22	18	191	1,075
(966,960)	(115,761)	(2,629,717)	(92,050)	(7,839)	(523,714)	(5,965)	(215,539)	(80,680)

(349,728)	(53,339)	48,475	(84,561)	(9,064)	(51,739)	(5,764)	(148,558)	(153,701)
$(199,317)	$(20,835)	$410,842	$(58,156)	$(5,115)	$265,844	$(2,160)	$32,342	$(98,754)

American Funds Insurance Series

Statements of operations for the year ended December 31, 2015

			U.S.
	High-		Government/		Managed
	Income		AAA-Rated	Cash	Risk
	Bond	Mortgage	Securities	Management	Growth
	Fund	Fund	Fund	Fund	Fund
Investment income:
Income (net of non-U.S. taxes)*:
Dividends	$255	$—	$—	$—	$1,102
Interest	128,250	4,576	45,146	382	— †
	128,505	4,576	45,146	382	1,102
Fees and expenses*:
Investment advisory services	9,014	1,428	10,936	1,177	287
Distribution services	2,230	148	4,266	804	286
Insurance administrative services	6	9	76	24	286
Transfer agent services	— †	— †	— †	— †	— †
Administrative services	195	34	327	37	—
Accounting and administrative services	—	—	—	—	54
Reports to shareholders	59	6	99	11	2
Registration statement and prospectus	15	13	22	4	18
Trustees’ compensation	18	3	30	3	1
Auditing and legal	38	33	39	33	8
Custodian	25	1	9	1	12
Other	40	15	20	1	68
Total fees and expenses before reimbursement/waiver	11,640	1,690	15,824	2,095	1,022
Less reimbursement/waiver of fees and expenses:
Investment advisory services	—	—	—	—	142
Other	—	—	—	—	129
Total reimbursement/waiver of fees and expenses	—	—	—	—	271
Total fees and expenses after reimbursement/waiver	11,640	1,690	15,824	2,095	751
Net investment income (loss)	116,865	2,886	29,322	(1,713)	351
Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on*:
Investments	(78,477)	3,178	40,966	1	(1,761)
Forward currency contracts	1,167	—	—	—	—
Interest rate swaps	1,109	2,444	32,833	—	—
Credit default swaps	(679)	—	—	—	—
Futures contracts	—	—	—	—	(6,355)
Currency transactions	(28)	—	—	—	(17)
Capital gain distributions received	—	—	—	—	21,515
	(76,908)	5,622	73,799	1	13,382
Net unrealized (depreciation) appreciation on:
Investments	(175,151)	(3,700)	(54,243)	10	(14,342)
Forward currency contracts	(196)	—	—	—	—
Interest rate swaps	(274)	1,961	8,864	—	—
Credit default swaps	706	—	—	—	—
Futures contracts	—	—	—	—	395
Currency translations	(71)	—	—	—	—
	(174,986)	(1,739)	(45,379)	10	(13,947)
Net realized gain (loss) and unrealized (depreciation) appreciation	(251,894)	3,883	28,420	11	(565)
Net increase (decrease) in net assets resulting from operations	$(135,029)	$6,769	$57,742	$(1,702)	$(214)

* Additional information related to non-U.S. taxes, affiliated transactions and class-specific fees and expenses is included in the Notes to Financial Statements.

† Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$1,358	$2,783	$1,722	$45,462
1	1	1	14
1,359	2,784	1,723	45,476

173	312	254	5,835
173	312	253	4,697
173	312	253	5,836
— †	— †	— †	— †
—	—	—	—
53	54	54	103
2	2	2	30
10	21	17	364
1	1	1	20
8	9	8	13
12	12	12	12
21	76	52	402
626	1,111	906	17,312

86	149	124	2,801
85	137	115	244
171	286	239	3,045
455	825	667	14,267
904	1,959	1,056	31,209

(529)	2,065	216	4,398
—	—	—	—
—	—	—	—
—	—	—	—
(1,288)	(5,651)	(4,696)	(44,364)
(65)	(7)	(11)	(50)
3,720	11,297	13,419	151,808
1,838	7,704	8,928	111,792

(9,171)	(19,526)	(14,383)	(169,405)
—	—	—	—
—	—	—	—
—	—	—	—
(17)	50	66	(1,526)
—	—	—	—
(9,188)	(19,476)	(14,317)	(170,931)

(7,350)	(11,772)	(5,389)	(59,139)
$(6,446)	$(9,813)	$(4,333)	$(27,930)

American Funds Insurance Series

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$41,258	$51,867	$(387)	$7,363	$156,971	$217,653
Net realized gain (loss)	454,855	558,227	817,379	334,732	1,899,173	4,628,415
Net unrealized (depreciation) appreciation	(109,786)	(479,729)	(798,992)	(249,267)	(519,610)	(2,958,293)
Net increase (decrease) in net assets resulting from operations	386,327	130,365	18,000	92,828	1,536,534	1,887,775
Dividends and distributions paid to shareholders:
Dividends from net investment income	(61,500)	(68,881)	—	(8,225)	(151,371)	(224,482)
Distributions from net realized gain on investments	(539,532)	(559,317)	(331,551)	(18,741)	(4,626,506)	(1,119,414)
Total dividends and distributions paid to shareholders	(601,032)	(628,198)	(331,551)	(26,966)	(4,777,877)	(1,343,896)
Net capital share transactions	179,492	178,506	384,510	(105,588)	2,276,062	(1,339,113)
Total (decrease) increase in net assets	(35,213)	(319,327)	70,959	(39,726)	(965,281)	(795,234)
Net assets:
Beginning of period	5,568,845	5,888,172	4,160,544	4,200,270	22,762,965	23,558,199
End of period	$5,533,632	$5,568,845	$4,231,503	$4,160,544	$21,797,684	$22,762,965
(Distributions in excess of) undistributed net investment income	$(256)	$4,840	$(6,905)	$(20,757)	$29,862	$25,981

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2015	2014	2015	2014*	2015	2014
Operations:
Net investment income (loss)	$26,405	$32,645	$3,949	$716	$317,583	$311,850
Net realized gain (loss)	7,489	24,882	(1,225)	(224)	471,975	1,260,965
Net unrealized (depreciation) appreciation	(92,050)	(92,467)	(7,839)	(1,060)	(523,714)	(654,181)
Net increase (decrease) in net assets resulting from operations	(58,156)	(34,940)	(5,115)	(568)	265,844	918,634
Dividends and distributions paid to shareholders:
Dividends from net investment income	(24,236)	(31,369)	(4,288)	(835)	(334,403)	(282,950)
Distributions from net realized gain on investments	(21,506)	(9,656)	—	(94)	(1,266,708)	(808,834)
Total dividends and distributions paid to shareholders	(45,742)	(41,025)	(4,288)	(929)	(1,601,111)	(1,091,784)
Net capital share transactions	88,567	129,868	171,242	76,663	2,142,966	1,418,325
Total (decrease) increase in net assets	(15,331)	53,903	161,839	75,166	807,699	1,245,175
Net assets:
Beginning of period	1,008,210	954,307	75,166	—	17,562,868	16,317,693
End of period	$992,879	$1,008,210	$237,005	$75,166	$18,370,567	$17,562,868
(Distributions in excess of) undistributed net investment income	$1,042	$(1,634)	$(292)	$(109)	$56,335	$67,803

See end of statements of changes for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2015	2014	2015	2014	2015	2014	2015	2014	2015	2014

$101,049	$105,714	$21,693	$30,392	$150,411	$219,105	$32,504	$63,105	$362,367	$352,891
671,574	865,143	(83,494)	150,040	617,232	737,778	62,422	191,803	2,678,192	3,612,305
(1,114,934)	(1,181,692)	(22,006)	(396,524)	(966,960)	25,004	(115,761)	(146,194)	(2,629,717)	(1,415,092)

(342,311)	(210,835)	(83,807)	(216,092)	(199,317)	981,887	(20,835)	108,714	410,842	2,550,104

(129,375)	(119,689)	(19,569)	(31,681)	(147,049)	(221,413)	(36,339)	(66,932)	(352,790)	(345,996)
(446,067)	—	(149,097)	(264,280)	(712,444)	—	—	—	(3,606,146)	(1,199,049)
(575,442)	(119,689)	(168,666)	(295,961)	(859,493)	(221,413)	(36,339)	(66,932)	(3,958,936)	(1,545,045)
688,549	(1,245,391)	364,776	390,346	684,200	(56,686)	(52,395)	(184,153)	2,397,939	(674,865)
(229,204)	(1,575,915)	112,303	(121,707)	(374,610)	703,788	(109,569)	(142,371)	(1,150,155)	330,194

7,711,854	9,287,769	2,581,478	2,703,185	7,272,884	6,569,096	1,886,351	2,028,722	25,363,548	25,033,354
$7,482,650	$7,711,854	$2,693,781	$2,581,478	$6,898,274	$7,272,884	$1,776,782	$1,886,351	$24,213,393	$25,363,548

$(19,278)	$(24,827)	$(18,827)	$(12,575)	$28,224	$24,901	$5,495	$77	$74,007	$67,971

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2015	2014	2015	2014	2015	2014	2015	2014	2015	2014

$3,604	$3,998	$180,900	$182,459	$54,947	$58,842	$116,865	$114,002	$2,886	$3,082
201	3,440	66,981	206,562	(73,021)	41,961	(76,908)	51,505	5,622	7,167
(5,965)	(4,235)	(215,539)	115,241	(80,680)	(60,877)	(174,986)	(152,358)	(1,739)	4,203

(2,160)	3,203	32,342	504,262	(98,754)	39,926	(135,029)	13,149	6,769	14,452

(2,403)	(2,876)	(182,773)	(196,026)	(1,846)	(38,880)	(114,287)	(116,796)	(5,398)	(2,963)
(2,968)	(5,479)	(192,440)	(3,424)	(69,034)	(22,998)	—	—	(4,268)	—
(5,371)	(8,355)	(375,213)	(199,450)	(70,880)	(61,878)	(114,287)	(116,796)	(9,666)	(2,963)
11,046	28,764	697,150	(6,277)	(169,118)	17,465	82,072	130,489	219	86,031
3,515	23,612	354,279	298,535	(338,752)	(4,487)	(167,244)	26,842	(2,678)	97,520

215,749	192,137	9,570,620	9,272,085	2,584,303	2,588,790	1,962,476	1,935,634	344,808	247,288
$219,264	$215,749	$9,924,899	$9,570,620	$2,245,551	$2,584,303	$1,795,232	$1,962,476	$342,130	$344,808

$(1,170)	$(358)	$61,376	$29,269	$(13,116)	$(357)	$18,573	$16,634	$804	$732

American Funds Insurance Series

Statements of changes in net assets

	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund		Managed Risk Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$29,322	$38,754	$(1,713)	$(2,052)	$351	$536
Net realized gain (loss)	73,799	48,326	1	1	13,382	1,092
Net unrealized (depreciation) appreciation	(45,379)	86,330	10	3	(13,947)	(434)
Net increase (decrease) in net assets resulting from operations	57,742	173,410	(1,702)	(2,048)	(214)	1,194
Dividends and distributions paid to shareholders:
Dividends from net investment income	(48,582)	(41,683)	—	—	—	(534)
Distributions from net realized gain on investments	(27,147)	—	—	—	—	(1,328)
Total dividends and distributions paid to shareholders	(75,729)	(41,683)	—	—	—	(1,862)
Net capital share transactions	(393,940)	(57,173)	(29,927)	(62,920)	66,782	51,939
Total (decrease) increase in net assets	(411,927)	74,554	(31,629)	(64,968)	66,568	51,271
Net assets:
Beginning of period	3,473,813	3,399,259	395,065	460,033	79,264	27,993
End of period	$3,061,886	$3,473,813	$363,436	$395,065	$145,832	$79,264
(Distributions in excess of) undistributed net investment income	$7,412	$5,404	$(23)	$(22)	$328	$60

* For the period May 1, 2014, commencement of operations, through December 31, 2014.

See Notes to Financial Statements

American Funds Insurance Series

						(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2015	2014	2015	2014	2015	2014	2015	2014

$904	$485	$1,959	$2,247	$1,056	$641	$31,209	$20,101
1,838	96	7,704	(938)	8,928	1,387	111,792	54,138
(9,188)	(2,770)	(19,476)	2,283	(14,317)	(416)	(170,931)	(23,318)

(6,446)	(2,189)	(9,813)	3,592	(4,333)	1,612	(27,930)	50,921

(14)	(510)	(530)	(2,179)	(67)	(643)	(38,084)	(1,557)
—	—	—	—	—	(1,590)	(48,390)	—
(14)	(510)	(530)	(2,179)	(67)	(2,233)	(86,474)	(1,557)
43,513	31,920	49,641	70,335	51,303	52,232	722,454	1,100,535
37,053	29,221	39,298	71,748	46,903	51,611	608,050	1,149,899

46,107	16,886	98,107	26,359	75,766	24,155	2,056,969	907,070
$83,160	$46,107	$137,405	$98,107	$122,669	$75,766	$2,665,019	$2,056,969

$839	$14	$2,223	$69	$1,328	$12	$34,133	$24,307

American Funds Insurance Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments – primarily short positions on exchange-traded futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — Seeks to provide long-term growth of capital.

Global Small Capitalization Fund — Seeks to provide long-term growth of capital.

Growth Fund — Seeks to provide growth of capital.

International Fund — Seeks to provide long-term growth of capital.

New World Fund — Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund — Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder — Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund — Seeks to provide current income and preservation of capital.

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital.

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity. On December 4, 2015, shareholders of Cash Management Fund formally approved a proposal to convert the fund to an ultra-short-term bond fund. In connection with the conversion, which will be effected on or about May 1, 2016, the fund’s name will change to Ultra-Short Bond Fund. The fund’s investment objective will remain substantially unchanged and the fund will continue to seek to provide investors with current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity. The fund will continue to have an NAV that fluctuates.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either three or four share classes (Classes 1, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

American Funds Insurance Series

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency, and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2015 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Information technology	$606,602	$567,538		$—	$1,174,140
Consumer discretionary	750,883	351,394		—	1,102,277
Health care	687,268	382,426		—	1,069,694
Financials	209,750	491,564		—	701,314
Consumer staples	67,806	343,109		—	410,915
Industrials	115,611	193,186		—	308,797
Telecommunication services	—	128,004		—	128,004
Other	115,504	77,726		—	193,230
Miscellaneous	85,611	114,115		—	199,726
Bonds, notes & other debt instruments	—	5,190		—	5,190
Short-term securities	—	262,490		—	262,490
Total	$2,639,035	$2,916,742		$—	$5,555,777

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(590)	$—	$(590)

*	Securities with a value of $2,649,062,000, which represented 47.87% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$418,405	$360,129		$4	$778,538
Health care	565,694	88,840		—	654,534
Information technology	327,729	229,788		4,309	561,826
Industrials	127,065	278,467		—	405,532
Consumer staples	142,540	143,566		—	286,106
Financials	104,467	179,957		—	284,424
Energy	115,026	37,591		8,392	161,009
Materials	86,626	65,920		32	152,578
Utilities	—	80,823		—	80,823
Telecommunication services	—	2,433		—	2,433
Miscellaneous	86,152	123,074		—	209,226
Rights & warrants	271	—		46	317
Convertible stocks	—	—		6,913	6,913
Bonds, notes & other debt instruments	—	9,152		—	9,152
Short-term securities	—	636,381		—	636,381
Total	$1,973,975	$2,236,121		$19,696	$4,229,792

American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$607	$—	$607
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(106)	—	(106)
Total	$—	$501	$—	$501

*	Securities with a value of $1,549,663,000, which represented 36.62% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Growth Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$4,728,672	$166,504		$—	$4,895,176
Information technology	3,910,087	738,244		—	4,648,331
Health care	3,723,425	19,990		—	3,743,415
Financials	2,617,224	178,096		—	2,795,320
Consumer staples	1,700,872	221,470		—	1,922,342
Industrials	1,134,114	201,610		—	1,335,724
Energy	1,261,199	—		—	1,261,199
Other	437,686	13,909		1,140	452,735
Miscellaneous	42,148	2,417		—	44,565
Rights & warrants	336	—		—	336
Convertible stocks	—	—		13,104	13,104
Short-term securities	—	745,124		—	745,124
Total	$19,555,763	$2,287,364		$14,244	$21,857,371

*	Securities with a value of $1,541,046,000, which represented 7.07% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Financials	$36,366	$1,454,447		$—	$1,490,813
Information technology	266,991	705,069		—	972,060
Health care	58,267	868,577		—	926,844
Consumer discretionary	80,407	827,869		—	908,276
Industrials	31,359	724,111		—	755,470
Consumer staples	29,149	504,865		—	534,014
Utilities	—	384,945		—	384,945
Materials	36,520	295,515		—	332,035
Telecommunication services	—	213,110		—	213,110
Energy	29,378	164,065		—	193,443
Miscellaneous	—	89,293		—	89,293
Rights & warrants	—	242		—	242
Bonds, notes & other debt instruments	—	81,186		—	81,186
Short-term securities	—	582,686		—	582,686
Total	$568,437	$6,895,980		$—	$7,464,417

See next page for footnote.

American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,367	$—	$1,367
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(950)	—	(950)
Total	$—	$417	$—	$417

*	Securities with a value of $6,010,353,000, which represented 80.32% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Information technology	$176,777	$246,806		$—	$423,583
Consumer discretionary	142,788	245,658		—	388,446
Financials	156,080	180,686		32	336,798
Health care	95,753	152,561		—	248,314
Consumer staples	51,319	138,243		—	189,562
Industrials	49,121	104,343		—	153,464
Energy	47,057	75,447		—	122,504
Telecommunication services	5,162	43,850		—	49,012
Materials	35,095	5,054		1,719	41,868
Utilities	—	33,499		—	33,499
Miscellaneous	26,193	106,701		—	132,894
Preferred securities	1,156	—		—	1,156
Rights & warrants	—	65,266		—	65,266
Bonds, notes & other debt instruments	—	100,840		—	100,840
Short-term securities	—	395,604		—	395,604
Total	$786,501	$1,894,558		$1,751	$2,682,810

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$86	$—	$86
Liabilities:
Unrealized depreciation on forward currency contracts	—	(57)	—	(57)
Total	$—	$29	$—	$29

*	Securities with a value of $1,299,479,000, which represented 48.24% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,085,579	$—	$—	$1,085,579
Information technology	1,082,459	—	—	1,082,459
Industrials	985,450	—	—	985,450
Telecommunication services	796,773	—	—	796,773
Consumer staples	706,310	—	—	706,310
Energy	429,429	—	—	429,429
Consumer discretionary	403,929	—	—	403,929
Materials	282,560	—	—	282,560
Financials	251,265	—	—	251,265
Utilities	232,442	—	—	232,442
Miscellaneous	337,176	—	—	337,176
Short-term securities	—	286,013	—	286,013
Total	$6,593,372	$286,013	$ —	$6,879,385

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Financials	$184,024	$107,731		$—	$291,755
Consumer discretionary	157,699	92,686		—	250,385
Information technology	141,273	78,531		—	219,804
Industrials	121,755	96,289		—	218,044
Health care	96,292	55,212		—	151,504
Consumer staples	76,131	74,590		—	150,721
Telecommunication services	31,811	57,944		—	89,755
Energy	73,046	13,246		—	86,292
Materials	57,423	11,893		—	69,316
Utilities	13,885	25,384		—	39,269
Miscellaneous	41,231	47,218		—	88,449
Preferred securities	489	—		—	489
Bonds, notes & other debt instruments	—	2,532		—	2,532
Short-term securities	—	121,745		—	121,745
Total	$995,059	$785,001		$—	$1,780,060

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$133	$—	$133
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(75)	—	(75)
Total	$—	$58	$—	$58

*	Securities with a value of $656,554,000, which represented 36.95% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

American Funds Insurance Series

Growth-Income Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Health care	$3,840,604	$98,947		$—	$3,939,551
Information technology	3,783,764	95,463		—	3,879,227
Consumer discretionary	2,800,513	284,157		—	3,084,670
Financials	2,133,266	156,277		—	2,289,543
Consumer staples	1,905,031	203,962		—	2,108,993
Industrials	1,976,239	105,662		—	2,081,901
Energy	1,491,407	197,361		—	1,688,768
Materials	1,375,474	84,578		—	1,460,052
Telecommunication services	628,580	—		—	628,580
Utilities	264,461	—		—	264,461
Miscellaneous	718,761	162,796		—	881,557
Convertible stocks	4,272	4,560		—	8,832
Convertible bonds	—	46,232		—	46,232
Bonds, notes & other debt instruments	—	16,650		—	16,650
Short-term securities	—	1,849,775		—	1,849,775
Total	$20,922,372	$3,306,420		$—	$24,228,792

*	Securities with a value of $1,310,130,000, which represented 5.41% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Financials	$18,372	$191,387		$—	$209,759
Consumer staples	36,949	120,298		—	157,247
Consumer discretionary	—	122,712		—	122,712
Utilities	—	106,624		—	106,624
Health care	—	89,129		—	89,129
Industrials	—	66,498		—	66,498
Energy	19,763	20,716		—	40,479
Telecommunication services	2,240	31,721		—	33,961
Materials	2,076	26,271		—	28,347
Information technology	2,836	22,691		—	25,527
Convertible bonds	—	2,455		—	2,455
Bonds, notes & other debt instruments	—	14,984		—	14,984
Short-term securities	—	91,560		—	91,560
Total	$82,236	$907,046		$—	$989,282

*	Securities with a value of $791,391,000, which represented 79.71% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

American Funds Insurance Series

Capital Income Builder

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Consumer staples	$21,881	$13,119		$—	$35,000
Financials	14,906	15,657		—	30,563
Utilities	3,838	18,636		—	22,474
Health care	8,625	10,599		—	19,224
Telecommunication services	8,269	9,754		—	18,023
Information technology	12,608	4,675		—	17,283
Consumer discretionary	5,357	9,296		—	14,653
Energy	12,518	1,912		—	14,430
Industrials	4,301	7,775		—	12,076
Materials	3,331	2,865		—	6,196
Miscellaneous	—	1,495		—	1,495
Convertible stocks	757	—		—	757
Bonds, notes & other debt instruments	—	37,185		—	37,185
Short-term securities	—	8,999		—	8,999
Total	$96,391	$141,967		$—	$238,358

*	Securities with a value of $95,783,000, which represented 40.41% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$2,555,207	$97,520	$—	$2,652,727
Consumer discretionary	1,948,928	21,192	—	1,970,120
Financials	1,619,454	—	—	1,619,454
Industrials	1,489,209	21,614	1	1,510,824
Health care	1,386,885	55,117	1,383	1,443,385
Energy	1,036,772	—	—	1,036,772
Consumer staples	676,504	97,102	—	773,606
Materials	738,680	—	—	738,680
Other	269,194	—	—	269,194
Miscellaneous	94,919	24,103	1,695	120,717
Convertible stocks	—	6,616	—	6,616
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,005,271	—	2,005,271
Corporate bonds & notes	—	1,451,702	11,400	1,463,102
Mortgage-backed obligations	—	835,631	—	835,631
Federal agency bonds & notes	—	71,020	—	71,020
Other	—	109,487	—	109,487
Short-term securities	—	2,127,067	—	2,127,067
Total	$11,815,752	$6,923,442	$14,479	$18,753,673

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$1,558	$—	$1,558
Liabilities:
Unrealized depreciation on interest rate swaps	—	(6,310)	—	(6,310)
Total	$—	$(4,752)	$—	$(4,752)

*	Securities with a value of $313,884,000, which represented 1.71% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Interest rate swaps are not included in the investment portfolio.

American Funds Insurance Series

Global Balanced Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Industrials	$9,291	$16,183		$—	$25,474
Consumer staples	11,171	10,751		—	21,922
Health care	14,313	5,266		—	19,579
Information technology	8,310	9,420		—	17,730
Financials	4,401	12,671		—	17,072
Consumer discretionary	8,769	3,733		—	12,502
Energy	6,875	2,807		—	9,682
Materials	8,551	802		—	9,353
Utilities	—	3,692		—	3,692
Telecommunication services	1,287	1,609		—	2,896
Miscellaneous	—	1,221		—	1,221
Convertible bonds	—	265		—	265
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	30,548		—	30,548
U.S. Treasury bonds & notes	—	17,901		—	17,901
Corporate bonds & notes	—	13,402		—	13,402
Mortgage-backed obligations	—	6,123		—	6,123
Asset-backed obligations	—	322		—	322
Short-term securities	—	11,497		—	11,497
Total	$72,968	$148,213		$—	$221,181

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$132	$—	$132
Liabilities:
Unrealized depreciation on forward currency contracts	—	(68)	—	(68)
Total	$—	$64	$—	$64

*	Securities with a value of $67,674,000, which represented 30.86% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$3,786,383	$—	$3,786,383
Corporate bonds & notes	—	2,982,015	354	2,982,369
Mortgage-backed obligations	—	1,891,889	—	1,891,889
Bonds & notes of governments & government agencies outside the U.S.	—	252,023	—	252,023
Federal agency bonds & notes	—	112,582	—	112,582
Asset-backed obligations	—	100,900	—	100,900
Municipals	—	98,750	—	98,750
Preferred securities	658	—	—	658
Common stocks	697	—	728	1,425
Short-term securities	—	1,455,137	—	1,455,137
Total	$1,355	$10,679,679	$1,082	$10,682,116

American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$178	$—	$178
Unrealized appreciation on interest rate swaps	—	13,978	—	13,978
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,210)	—	(1,210)
Unrealized depreciation on interest rate swaps	—	(12,141)	—	(12,141)
Total	$—	$805	$—	$805

*	Forward currency contracts and interest rate swaps are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$296,926	$—	$296,926
Japanese yen	—	159,882	—	159,882
Danish kroner	—	95,932	—	95,932
Mexican pesos	—	91,231	—	91,231
Hungarian forints	—	75,688	—	75,688
Polish zloty	—	71,710	—	71,710
British pounds	—	60,146	—	60,146
Indian rupees	—	52,263	—	52,263
Malaysian ringgits	—	28,316	—	28,316
U.S. dollars	—	1,185,882	150	1,186,032
Other	—	52,719	—	52,719
Convertible stocks	—	222	—	222
Common stocks	653	194	268	1,115
Short-term securities	—	84,768	—	84,768
Total	$653	$2,255,879	$418	$2,256,950

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$4,136	$—	$4,136
Unrealized appreciation on interest rate swaps	—	713	—	713
Liabilities:
Unrealized depreciation on forward currency contracts	—	(1,470)	—	(1,470)
Unrealized depreciation on interest rate swaps	—	(648)	—	(648)
Total	$—	$2,731	$—	$2,731

*	Forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,498,214	$11,170	$1,509,384
Asset-backed obligations	—	2,983	—	2,983
Other	—	22,500	—	22,500
Convertible bonds	—	6,467	—	6,467
Convertible stocks	7,043	3,988	—	11,031
Common stocks	16,426	2,530	3,781	22,737
Short-term securities	—	181,157	—	181,157
Total	$23,469	$1,717,839	$14,951	$1,756,259

American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$37	$—	$37
Unrealized appreciation on interest rate swaps	—	3	—	3
Unrealized appreciation on credit default swaps	—	706	—	706
Liabilities:
Unrealized depreciation on interest rate swaps	—	(277)	—	(277)
Total	$—	$469	$—	$469

*	Forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

Mortgage Fund

At December 31, 2015, all of the fund’s investments were classified as Level 2.

U.S. Government/AAA-Rated Securities Fund

At December 31, 2015, all of the fund’s investments were classified as Level 2.

Cash Management Fund

At December 31, 2015, all of the fund’s investment securities were classified as Level 2.

Managed Risk Growth Fund

At December 31, 2015, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2015, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2015, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2015, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2015, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange, interest rate and commodity price fluctuations.

Issuer risks —The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

American Funds Insurance Series

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks maybe more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult for a fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

American Funds Insurance Series

Thinly traded securities — There may be little trading in the secondary market for particular bonds, other debt securities or derivatives, which may make them more difficult to value, acquire or sell.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related securities and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — Contracts for future delivery of mortgage-related securities, such as to be announced contracts and mortgage dollar rolls, involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. Although such securities are generally less sensitive to interest rate changes, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield, and, given the historically low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

American Funds Insurance Series

Nondiversification — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding would adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the risk management strategy of the managed risk fund.

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of individual underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and the respective underlying fund.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation has fallen below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

American Funds Insurance Series

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2015, Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund, Global Growth and Income Fund, Global Balanced Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts. As of December 31, 2015, International Growth and Income Fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $541,000.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

American Funds Insurance Series

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations. As of December 31, 2015, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund had open interest rate swaps.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in the statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations. As of December 31, 2015, only High-Income Bond Fund had open credit default swaps. As of December 31, 2015, Bond Fund did not have any open credit default swaps. The average month-end notional amount of open credit default swaps while held was $69,300,000.

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized

American Funds Insurance Series

appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. As of December 31, 2015, only Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund held futures contracts.

The following tables present the financial statement impacts resulting from the funds’ use of forward currency contracts, interest rate swaps, credit default swaps and/or futures contracts as of December 31, 2015 (dollars in thousands):

			Global Growth Fund	Global Small Capitalization Fund	International Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	$607	$1,367
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	7
Interest rate swaps	Interest	Net unrealized appreciation*	—	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
			$—	$607	$1,374

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$590	$106	$950
Forward currency	Currency	Payables for closed forward currency contracts	—	9	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$590	$115	$950

Net realized gain	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$2,184	$4,141	$3,508
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$2,184	$4,141	$3,508

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency contracts	$(1,958)	$94	$(3,684)
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$(1,958)	$94	$(3,684)

American Funds Insurance Series

			New World Fund	Global Growth and Income Fund	International Growth and Income Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$86	$133	$—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
			$86	$133	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$57	$75	$—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$57	$75	$—

Net realized gain	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$2,386	$2,373	$9
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$2,386	$2,373	$9

Net unrealized depreciation	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized depreciation on forward currency contracts	$(537)	$(1,206)	$—
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$(537)	$(1,206)	$—

See end of tables for footnote.

American Funds Insurance Series

			Asset Allocation Fund	Global Balanced Fund	Bond Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	$132	$178
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	104
Interest rate swaps	Interest	Net unrealized appreciation*	1,558	—	13,978
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
			$1,558	$132	$14,260

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$—	$68	$1,210
Forward currency	Currency	Payables for closed forward currency contracts	—	1	—
Interest rate swaps	Interest	Net unrealized depreciation*	6,310	—	12,141
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$6,310	$69	$13,351

Net realized (loss) gain	Risk type	Location on statements of operations
Forward currency	Currency	Net realized (loss) gain on forward currency contracts	$—	$(5)	$23,312
Interest rate swaps	Interest	Net realized (loss) gain on interest rate swaps	(6,911)	—	24,673
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$(6,911)	$(5)	$47,985

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized (depreciation) on forward currency contracts	$—	$(16)	$(5,894)
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	4,375	—	9,298
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$4,375	$(16)	$3,404

American Funds Insurance Series

			Global Bond Fund	High- Income Bond Fund	Mortgage Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$4,136	$37	$—
Forward currency	Currency	Receivables for closed forward currency contracts	1,546	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	713	3	2,821
Credit default swaps	Credit	Net unrealized appreciation*	—	706	—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
			$6,395	$746	$2,821

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$1,470	$—	$—
Forward currency	Currency	Payables for closed forward currency contracts	39	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	648	277	1,666
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
			$2,157	$277	$1,666

Net realized gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$6,624	$1,167	$—
Interest rate swaps	Interest	Net realized gain on interest rate swaps	1,875	1,109	2,444
Credit default swaps	Credit	Net realized loss on credit default swaps	—	(679)	—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
			$8,499	$1,597	$2,444

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation (depreciation) on forward currency contracts	$1,831	$(196)	$—
Interest rate swaps	Interest	Net unrealized appreciation (depreciation) on interest rate swaps	240	(274)	1,961
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	706	—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
			$2,071	$236	$1,961

See end of tables for footnote.

American Funds Insurance Series

			U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	27,879	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Equity	Net unrealized appreciation*	—	38	101
Futures contracts	Currency	Net unrealized appreciation*	—	34	118
			$27,879	$72	$219

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	26,651	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	—	101	323
Futures contracts	Currency	Net unrealized depreciation*	—	14	62
			$26,651	$115	$385

Net realized gain (loss)	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$—	$—	$—
Interest rate swaps	Interest	Net realized gain on interest rate swaps	32,833	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Equity	Net realized loss on futures contracts	—	(6,558)	(2,419)
Futures contracts	Currency	Net realized gain on futures contracts	—	203	1,131
			$32,833	$(6,355)	$(1,288)

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	$—	$—	$—
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	8,864	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Equity	Net unrealized appreciation (depreciation) on futures contracts	—	397	(31)
Futures contracts	Currency	Net unrealized (depreciation) appreciation on futures contracts	—	(2)	14
			$8,864	$395	$(17)

American Funds Insurance Series

			Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Assets	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized appreciation*	—	—	—
Credit default swaps	Credit	Net unrealized appreciation*	—	—	—
Futures contracts	Equity	Net unrealized appreciation*	5	9	39
Futures contracts	Currency	Net unrealized appreciation*	23	31	57
			$28	$40	$96

Liabilities	Risk type	Location on statements of assets and liabilities
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	$—	$—	$—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Interest rate swaps	Interest	Net unrealized depreciation*	—	—	—
Credit default swaps	Credit	Net unrealized depreciation*	—	—	—
Futures contracts	Equity	Net unrealized depreciation*	98	160	1,613
Futures contracts	Currency	Net unrealized depreciation*	1	6	9
			$99	$166	$1,622

Net realized (loss) gain	Risk type	Location on statements of operations
Forward currency	Currency	Net realized gain on forward currency contracts	$—	$—	$—
Interest rate swaps	Interest	Net realized gain on interest rate swaps	—	—	—
Credit default swaps	Credit	Net realized gain on credit default swaps	—	—	—
Futures contracts	Equity	Net realized loss on futures contracts	(5,774)	(4,829)	(44,808)
Futures contracts	Currency	Net realized gain on futures contracts	123	133	444
			$(5,651)	$(4,696)	$(44,364)

Net unrealized appreciation (depreciation)	Risk type	Location on statements of operations
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	$—	$—	$—
Interest rate swaps	Interest	Net unrealized appreciation on interest rate swaps	—	—	—
Credit default swaps	Credit	Net unrealized appreciation on credit default swaps	—	—	—
Futures contracts	Equity	Net unrealized appreciation (depreciation) on futures contracts	33	53	(1,574)
Futures contracts	Currency	Net unrealized appreciation on futures contracts	17	13	48
			$50	$66	$(1,526)

*	Includes cumulative appreciation/depreciation on interest rate swaps, credit default swaps and/or futures contracts as reported in the applicable table(s) following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

American Funds Insurance Series

Collateral — Funds that invest in forward currency contracts, interest rate swaps, credit default swaps, futures and/or future delivery contracts participate in a collateral program. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps, credit default swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2015 (dollars in thousands) if close-out netting was exercised:

Global Growth Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral *	collateral	amount
Liabilities:
Bank of America, N.A.	$492	$—	$(391)	$—	$101
Citibank	67	—	—	—	67
JPMorgan Chase	27	—	—	—	27
UBS AG	4	—	—	—	4
Total	$590	$—	$(391)	$—	$199

Global Small Capitalization Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash		Cash	Net
Counterparty	and liabilities	to offset	collateral	*	collateral	amount
Assets:
Barclays Bank PLC	$ 8	$—	$—		$—	$ 8
Citibank	180	—	—		—	180
HSBC Bank	419	—	—		—	419
Total	$607	$—	$—		$—	$607
Liabilities:
Barclays Bank PLC	$ 12	$—	$—		$—	$ 12
HSBC Bank	8	—	—		—	8
UBS AG	95	—	—		—	95
Total	$115	$—	$—		$—	$115

American Funds Insurance Series

International Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral *	collateral	amount
Assets:
HSBC Bank	$ 34	$ —	$ —	$—	$ 34
JPMorgan Chase	27	—	—	—	27
UBS AG	1,313	(305)	(592)	—	416
Total	$1,374	$(305)	$(592)	$—	$477
Liabilities:
Bank of America, N.A.	$ 82	$ —	$ (82)	$—	$ —
Barclays Bank PLC	563	—	(290)	—	273
UBS AG	305	(305)	—	—	—
Total	$ 950	$(305)	$(372)	$—	$273

New World Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash		Cash	Net
Counterparty	and liabilities	to offset	collateral	*	collateral	amount
Assets:
Barclays Bank PLC	$ 6	$ —	$—		$—	$ 6
HSBC Bank	3	—	—		—	3
JPMorgan Chase	32	(32)	—		—	—
UBS AG	45	(2)	—		—	43
Total	$86	$(34)	$—		$—	$52
Liabilities:
Bank of America, N.A.	$22	$ —	$—		$—	$22
JPMorgan Chase	33	(32)	—		—	1
UBS AG	2	(2)	—		—	—
Total	$57	$(34)	$—		$—	$23

Global Growth and Income Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash		Cash	Net
Counterparty	and liabilities	to offset	collateral	*	collateral	amount
Assets:
Citibank	$132	$ —	$—		$—	$132
HSBC Bank	1	(1)	—		—	—
Total	$133	$ (1)	$—		$—	$132
Liabilities:
Bank of America, N.A.	$ 49	$ —	$—		$—	$ 49
HSBC Bank	20	(1)	—		—	19
JPMorgan Chase	6	—	—		—	6
Total	$ 75	$ (1)	$—		$—	$ 74

See end of tables for footnote.

American Funds Insurance Series

Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash		Cash	Net
Counterparty	and liabilities	to offset	collateral	*	collateral	amount
Assets:
Bank of America, N.A.	$ 16	$ (1)	$—		$—	$15
Bank of New York Mellon	2	(2)	—		—	—
Barclays Bank PLC	3	(3)	—		—	—
Citibank	2	(2)	—		—	—
HSBC Bank	56	(15)	—		—	41
JPMorgan Chase	17	(17)	—		—	—
UBS AG	36	(15)	—		—	21
Total	$132	$(55)	$—		$—	$77
Liabilities:
Bank of America, N.A.	$ 1	$ (1)	$—		$—	$—
Bank of New York Mellon	6	(2)	—		—	4
Barclays Bank PLC	4	(3)	—		—	1
Citibank	5	(2)	—		—	3
HSBC Bank	15	(15)	—		—	—
JPMorgan Chase	22	(17)	—		—	5
UBS AG	15	(15)	—		—	—
Total	$ 68	$(55)	$—		$—	$13

Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral *	collateral	amount
Assets:
Bank of America, N.A.	$ 82	$ —	$ —	$—	$ 82
HSBC Bank	22	(22)	—	—	—
JPMorgan Chase	82	(82)	—	—	—
UBS AG	96	(96)	—	—	—
Total	$ 282	$(200)	$ —	$—	$ 82
Liabilities:
HSBC Bank	$ 188	$ (22)	$(165)	$—	$ 1
JPMorgan Chase	179	(82)	—	—	97
UBS AG	843	(96)	(631)	—	116
Total	$1,210	$(200)	$(796)	$—	$214

American Funds Insurance Series

Global Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral *	collateral	amount
Assets:
Bank of America, N.A.	$ 506	$ (55)	$ (138)	$—	$ 313
Barclays Bank PLC	63	(63)	—	—	—
Citibank	1,225	(255)	(681)	—	289
HSBC Bank	1,065	(373)	(179)	—	513
JPMorgan Chase	1,906	(315)	(1,591)	—	—
UBS AG	917	(432)	(475)	—	10
Total	$5,682	$(1,493)	$(3,064)	$—	$1,125
Liabilities:
Bank of America, N.A.	$ 55	$ (55)	$ —	$—	$ —
Barclays Bank PLC	79	(63)	—	—	16
Citibank	255	(255)	—	—	—
HSBC Bank	373	(373)	—	—	—
JPMorgan Chase	315	(315)	—	—	—
UBS AG	432	(432)	—	—	—
Total	$1,509	$(1,493)	$ —	$—	$ 16

High-Income Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash		Cash	Net
Counterparty	and liabilities	to offset	collateral	*	collateral	amount
Assets:
Bank of America, N.A.	$15	$—	$—		$—	$15
Citibank	4	—	—		—	4
JPMorgan Chase	18	—	—		—	18
Total	$37	$—	$—		$—	$37

* Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2015, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2012. Managed Risk Asset Allocation Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, the year the fund commenced operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by U.S. federal tax authorities for tax years before 2013, the year the funds commenced operations. Capital Income Builder is not subject to examination by U.S. federal tax authorities for tax years before 2014, the year the fund commenced operations.

The funds are not subject to examination by state tax authorities for tax years before 2011. Global Balanced Fund and Mortgage Fund are not subject to examination by state tax authorities for tax years before 2011, the year the funds commenced operations. Managed Risk Asset Allocation Fund is not subject to examination by state tax authorities for tax years before 2012, the year the fund commenced

American Funds Insurance Series

operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by state tax authorities for tax years before 2013, the year the funds commenced operations. Capital Income Builder is not subject to examination by state tax authorities for tax years before 2014, the year the fund commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund and Global Growth and Income Fund for tax years before 2008; Growth-Income Fund for tax years before 2010; and International Growth and Income Fund and Global Balanced Fund for tax years before 2011. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of recent rulings from European courts, some of the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; non-U.S. taxes on capital gains; paydowns on fixed-income securities; net capital losses; net operating losses; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables in this section, some of the funds had capital loss carryforwards available at December 31, 2015. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Funds with capital loss carryforwards will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Additional tax basis disclosures are as follows (dollars in thousands):

		Global Small				Blue Chip
	Global	Capitalization		International	New World	Income and
	Growth Fund	Fund	Growth Fund	Fund	Fund	Growth Fund
Undistributed ordinary income	$32,894	$11,421	$41,300	$11,250	$2,125	$89,456
Undistributed long-term capital gain	425,513	714,068	1,900,761	637,417	—	533,399
Capital loss carryforward:
No expiration	—	—	—	—	(72,641)	—
Gross unrealized appreciation on investment securities	1,512,267	940,270	7,478,382	1,041,002	405,000	1,468,083
Gross unrealized depreciation on investment securities	(258,822)	(744,246)	(873,638)	(718,553)	(334,420)	(507,028)
Net unrealized appreciation (depreciation) on investment securities	1,253,445	196,024	6,604,744	322,449	70,580	961,055
Cost of investment securities	4,302,332	4,033,768	15,252,627	7,141,968	2,612,230	5,918,330
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	15,146	14,239	(1,719)	33,875	(8,376)	(39)

American Funds Insurance Series

	Global		International	Capital	Asset	Global
	Growth and	Growth-	Growth and	Income	Allocation	Balanced
	Income Fund	Income Fund	Income Fund	Builder	Fund	Fund
Undistributed ordinary income	$5,232	$199,886	$2,684	$21	$58,950	$—
Late year ordinary loss deferral*	—	—	—	—	—	(355)
Undistributed long-term capital gain	—	2,563,501	4,647	—	463,050	—
Post-October capital loss deferral*	(12,225)	—	—	—	—	(855)
Capital loss carryforward:
No expiration	—	—	—	(1,684)	—	—
Expiring 2017	(17,429)	—	—	—	—	—
Expiring 2018	(297)	—	—	—	—	—
	(17,726)	—	—	(1,684)	—	—
Capital loss carryforward utilized	65,054	—	—	—	—	—
Gross unrealized appreciation on investment securities	324,795	6,548,185	71,259	5,806	3,813,700	26,516
Gross unrealized depreciation on investment securities	(132,129)	(1,562,902)	(121,048)	(15,033)	(793,503)	(12,642)
Net unrealized appreciation (depreciation) on investment securities	192,666	4,985,283	(49,789)	(9,227)	3,020,197	13,874
Cost of investment securities	1,587,394	19,243,509	1,039,071	247,585	15,733,476	207,307
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	9,254	(3,541)	507	156	5,352	(2,013)
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	(1)	—	—	—	—	—

					U.S.
					Government/
					AAA-Rated	Cash
		Global Bond	High-Income	Mortgage	Securities	Management
	Bond Fund	Fund	Bond Fund	Fund	Fund	Fund
Undistributed ordinary income	$74,947	$—	$20,431	$4,155	$51,560	$—
Late year ordinary loss deferral*	—	(7,647)	—	—	—	—
Undistributed long-term capital gain	18,561	1,747	—	185	17,063	—
Post-October capital loss deferral*	—	(655)	—	—	—	—
Capital loss carryforward:
No expiration	—	—	(97,754)	—	—	—
Expiring 2017	—	—	(45,026)	—	—	—
	—	—	(142,780)	—	—	—

Gross unrealized appreciation on investment securities	92,033	12,260	3,774	2,645	17,245	31
Gross unrealized depreciation on investment securities	(175,438)	(135,822)	(280,015)	(3,021)	(32,309)	(5)
Net unrealized appreciation (depreciation) on investment securities	(83,405)	(123,562)	(276,241)	(376)	(15,064)	26
Cost of investment securities	10,765,521	2,380,512	2,032,500	448,511	3,196,906	363,003
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	33,980	(76,689)	(639)	2,584	21,268	1
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) capital paid in on shares of beneficial interest	—	10,829	—	—	—	1,711

See next page for footnote.

American Funds Insurance Series

			Managed
		Managed	Risk Blue	Managed	Managed
	Managed	Risk	Chip	Risk	Risk Asset
	Risk Growth	International	Income and	Growth-	Allocation
	Fund	Fund	Growth Fund	Income Fund	Fund
Undistributed ordinary income	$328	$839	$2,223	$1,328	$34,133
Undistributed long-term capital gain	14,998	2,179	5,911	8,464	93,485
Capital loss carryforward utilized	—	319	1,316	—	—
Gross unrealized appreciation on investment securities	—	—	—	—	—
Gross unrealized depreciation on investment securities	(14,331)	(11,365)	(15,446)	(12,996)	(137,768)
Net unrealized appreciation (depreciation) on investment securities	(14,331)	(11,365)	(15,446)	(12,996)	(137,768)
Cost of investment securities	157,365	91,955	149,519	133,326	2,788,804
Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	(83)	(65)	725	327	16,701

*	These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders of each fund was as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2015			Year ended December 31, 2014
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$ 34,454	$137,198	$171,652	$21,714	$149,231	$170,945
Class 2	74,382	349,551	423,933	46,982	409,357	456,339
Class 4	1,272	4,175	5,447	185	729	914
Total	$110,108	$490,924	$601,032	$68,881	$559,317	$628,198

Global Small Capitalization Fund

	Year ended December 31, 2015			Year ended December 31, 2014
						Total
			Total			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$14,631	$107,277	$121,908	$4,791	$ 5,850	$10,641
Class 2	24,973	183,098	208,071	3,426	12,856	16,282
Class 4	189	1,383	1,572	8	35	43
Total	$39,793	$291,758	$331,551	$8,225	$18,741	$26,966

Growth Fund

	Year ended December 31, 2015			Year ended December 31, 2014
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$ 59,092	$1,460,328	$1,519,420	$101,536	$ 338,191	$ 439,727
Class 2	88,259	3,114,763	3,203,022	120,723	770,692	891,415
Class 3	1,311	42,040	43,351	2,019	10,176	12,195
Class 4	2,709	9,375	12,084	204	355	559
Total	$151,371	$4,626,506	$4,777,877	$224,482	$1,119,414	$1,343,896

American Funds Insurance Series

International Fund

	Year ended December 31, 2015			Year ended December 31, 2014
			Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$ 63,527	$196,800	$260,327	$ 56,042	$—	$ 56,042
Class 2	64,651	245,172	309,823	62,808	—	62,808
Class 3	540	2,060	2,600	586	—	586
Class 4	657	2,035	2,692	253	—	253
Total	$129,375	$446,067	$575,442	$119,689	$—	$119,689

New World Fund

	Year ended December 31, 2015			Year ended December 31, 2014
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$33,998	$ 63,241	$ 97,239	$22,533	$136,762	$159,295
Class 2	20,466	43,910	64,376	14,710	118,828	133,538
Class 4	2,315	4,736	7,051	712	2,416	3,128
Total	$56,779	$111,887	$168,666	$37,955	$258,006	$295,961

Blue Chip Income and Growth Fund

	Year ended December 31, 2015			Year ended December 31, 2014
			Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$104,537	$336,268	$440,805	$110,127	$—	$110,127
Class 2	88,048	328,339	416,387	111,072	—	111,072
Class 4	650	1,651	2,301	214	—	214
Total	$193,235	$666,258	$859,493	$221,413	$—	$221,413

Global Growth and Income Fund

	Year ended December 31, 2015			Year ended December 31, 2014
			Total			Total
	Ordinary	Long-term	dividends	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$ 6,244	$—	$ 6,244	$ 7,433	$—	$ 7,433
Class 2	30,016	—	30,016	59,444	—	59,444
Class 4	79	—	79	55	—	55
Total	$36,339	$—	$36,339	$66,932	$—	$66,932

Growth-Income Fund

	Year ended December 31, 2015			Year ended December 31, 2014
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$211,212	$1,523,989	$1,735,201	$160,312	$ 481,640	$ 641,952
Class 2	227,897	1,955,599	2,183,496	182,884	707,921	890,805
Class 3	2,968	24,839	27,807	2,464	9,150	11,614
Class 4	5,428	7,004	12,432	336	338	674
Total	$447,505	$3,511,431	$3,958,936	$345,996	$1,199,049	$1,545,045

American Funds Insurance Series

International Growth and Income Fund

	Year ended December 31, 2015			Year ended December 31, 2014
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$17,822	$15,393	$33,215	$23,471	$7,090	$30,561
Class 2	5,743	5,535	11,278	7,334	2,491	9,825
Class 4	671	578	1,249	564	75	639
Total	$24,236	$21,506	$45,742	$31,369	$9,656	$41,025

Capital Income Builder

	Year ended December 31, 2015					Year ended December 31, 2014*
Share class	Ordinary income		Long-term capital gains	Total dividends paid		Ordinary income		Long-term capital gains	Total dividends and distributions paid
Class 1	$1,286		$—	$1,286		$409		$—	$409
Class 2	—	†	—	—	†	—	†	—	—	†
Class 4	3,002		—	3,002		520		—	520
Total	$4,288		$—	$4,288		$929		$—	$929

Asset Allocation Fund

	Year ended December 31, 2015			Year ended December 31, 2014
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$310,613	$ 785,247	$1,095,860	$244,441	$487,101	$ 731,542
Class 2	126,004	335,062	461,066	104,039	252,911	356,950
Class 3	927	2,404	3,331	774	1,837	2,611
Class 4	36,628	4,226	40,854	434	247	681
Total	$474,172	$1,126,939	$1,601,111	$349,688	$742,096	$1,091,784

Global Balanced Fund

	Year ended December 31, 2015			Year ended December 31, 2014
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class 1	$ 596	$ 605	$1,201	$ 559		$ 943		$1,502
Class 2	1,802	2,359	4,161	2,317		4,536		6,853
Class 4	5	4	9	—	†	—	†	—	†
Total	$2,403	$2,968	$5,371	$2,876		$5,479		$8,355

American Funds Insurance Series

Bond Fund

	Year ended December 31, 2015			Year ended December 31, 2014
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$195,551	$20,064	$215,615	$106,599	$1,717	$108,316
Class 2	141,408	16,478	157,886	88,930	1,704	90,634
Class 4	1,556	156	1,712	497	3	500
Total	$338,515	$36,698	$375,213	$196,026	$3,424	$199,450

Global Bond Fund

	Year ended December 31, 2015			Year ended December 31, 2014
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$21,903	$12,052	$33,955	$21,017	$10,164	$31,181
Class 2	23,532	13,266	36,798	17,806	12,830	30,636
Class 4	81	46	127	57	4	61
Total	$45,516	$25,364	$70,880	$38,880	$22,998	$61,878

High-Income Bond Fund

	Year ended December 31, 2015			Year ended December 31, 2014
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains	Total dividends paid
Class 1	$ 65,080	$—	$ 65,080	$ 60,248	$—	$ 60,248
Class 2	48,382	—	48,382	55,536	—	55,536
Class 3	742	—	742	966	—	966
Class 4	83	—	83	46	—	46
Total	$114,287	$—	$114,287	$116,796	$—	$116,796

Mortgage Fund

	Year ended December 31, 2015			Year ended December 31, 2014
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid
Class 1	$7,999	$—	$7,999	$2,595	$—	$2,595
Class 2	1,499	—	1,499	364	—	364
Class 4	168	—	168	4	—	4
Total	$9,666	$—	$9,666	$2,963	$—	$2,963

See end of tables for footnotes.

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2015			Year ended December 31, 2014
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid
Class 1	$35,624	$1,712	$37,336	$22,540	$—	$22,540
Class 2	35,376	1,904	37,280	18,675	—	18,675
Class 3	253	13	266	143	—	143
Class 4	821	26	847	325	—	325
Total	$72,074	$3,655	$75,729	$41,683	$—	$41,683

Managed Risk Growth Fund

	Year ended December 31, 2015			Year ended December 31, 2014
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$—	$—	$—	$ 2	$ 3	$ 5
Class P2	—	—	—	532	1,325	1,857
Total	$—	$—	$—	$534	$1,328	$1,862

Managed Risk International Fund

	Year ended December 31, 2015					Year ended December 31, 2014
Share class	Ordinary income		Long-term capital gains	Total dividends paid		Ordinary income	Long-term capital gains	Total dividends paid
Class P1	$—	†	$—	$—	†	$ 2	$—	$ 2
Class P2	14		—	14		508	—	508
Total	$ 14		$—	$14		$510	$—	$510

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2015			Year ended December 31, 2014
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains	Total dividends paid
Class P1	$ 1	$—	$ 1	$ 6	$—	$ 6
Class P2	529	—	529	2,173	—	2,173
Total	$530	$—	$530	$2,179	$—	$2,179

Managed Risk Growth-Income Fund

	Year ended December 31, 2015			Year ended December 31, 2014
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$ 3	$—	$ 3	$ 2	$ 3	$ 5
Class P2	64	—	64	641	1,587	2,228
Total	$67	$—	$67	$643	$1,590	$2,233

American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Year ended December 31, 2015			Year ended December 31, 2014
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid
Class P1	$ 9,630	$ 8,843	$18,473	$ 581	$—	$ 581
Class P2	28,454	39,547	68,001	976	—	976
Total	$38,084	$48,390	$86,474	$1,557	$—	$1,557

*	For the period May 1, 2014, commencement of operations, through December 31, 2014.
†	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees. Effective January 1, 2016, CRMC reduced the investment advisory services fee from an annual rate of 0.25% of average daily net assets to 0.15% of average daily net assets for the managed risk funds.

Investment advisory services waiver — The series’ board of trustees approved an amended agreement for Blue Chip Income and Growth Fund effective February 1, 2015, decreasing the annual rates on daily net assets in excess of $6.5 billion to 0.360%. During the year ended December 31, 2015, CRMC voluntarily reduced investment advisory services fees to the new breakpoint and rate in advance of the effective date of the amended agreement. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2015, total investment advisory services fees waived by CRMC were $3,308,000.

American Funds Insurance Series

The range of rates and asset levels and the current annualized rates of average net assets for each fund, before and after any investment advisory services waivers, are as follows:

					For the	For the
					period ended	period ended
	Rates		Net asset level (in billions)		December 31,	December 31,
	Beginning	Ending		In excess	2015,	2015,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.52%	.52%
Global Small Capitalization Fund	.800	.635	.6	5.0	.69	.69
Growth Fund	.500	.280	.6	34.0	.33	.33
International Fund	.690	.430	.5	21.0	.50	.50
New World Fund	.850	.620	.5	2.5	.72	.72
Blue Chip Income and Growth Fund	.500	.360	.6	6.5	.40	.40
Global Growth and Income Fund	.690	.480	.6	3.0	.60	.60
Growth-Income Fund	.500	.219	.6	34.0	.27	.27
International Growth and Income Fund	.690	.530	.5	1.0	.64	.64
Capital Income Builder Fund	.500		all		.50	.50
Asset Allocation Fund	.500	.244	.6	13.0	.27	.27
Global Balanced Fund	.660	.510	.5	1.0	.66	.66
Bond Fund	.480	.330	.6	8.0	.37	.37
Global Bond Fund	.570	.450	1.0	3.0	.53	.53
High-Income Bond Fund	.500	.420	.6	2.0	.46	.46
Mortgage Fund	.420	.290	.6	3.0	.42	.42
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.34	.34
Cash Management Fund	.320	.270	1.0	2.0	.32	.32
Managed Risk Growth Fund	.250		all		.25	.13
Managed Risk International Fund	.250		all		.25	.13
Managed Risk Blue Chip Income and Growth Fund	.250		all		.25	.13
Managed Risk Growth-Income Fund	.250		all		.25	.13
Managed Risk Asset Allocation Fund	.250		all		.25	.13

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 2	0.25%	0.25%
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement that applies to all funds except the managed risk funds. Under the agreement, each share class pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

American Funds Insurance Series

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Reimbursement of fees and expenses — CRMC is currently reimbursing a portion of other expenses for each of the managed risk funds so that each fund’s expenses do not exceed 0.28% of its respective average daily net assets. Other expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2015, total expenses reimbursed by CRMC were $710,000.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$161
Class 2	10,002	—	400
Class 4	126	126	5
Total class-specific expenses	$10,128	$126	$566

Global Small Capitalization Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$166
Class 2	6,818	—	273
Class 4	57	57	2
Total class-specific expenses	$6,875	$57	$441

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$712
Class 2	37,771	—	1,511
Class 3	369	—	21
Class 4	254	254	10
Total class-specific expenses	$38,394	$254	$2,254

International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$350
Class 2	10,878	—	435
Class 3	66	—	4
Class 4	86	86	3
Total class-specific expenses	$11,030	$86	$792
New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$153
Class 2	2,617	—	105
Class 4	289	289	11
Total class-specific expenses	$2,906	$289	$269

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$363
Class 2	8,762	—	350
Class 4	48	48	2
Total class-specific expenses	$8,810	$48	$715

Global Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$25
Class 2	4,032	—	161
Class 4	7	7	—	*
Total class-specific expenses	$4,039	$7	$186

Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$1,092
Class 2	34,464	—	1,378
Class 3	316	—	18
Class 4	273	273	11
Total class-specific expenses	$35,053	$273	$2,499

See end of tables for footnote.

American Funds Insurance Series

International Growth and Income Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$76
Class 2	659		—		26
Class 4	71		71		3
Total class-specific expenses	$730		$71		$105

Capital Income Builder

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$4
Class 2	—		—		—
Class 4	279		279		11
Total class-specific expenses	$279		$279		$15

Asset Allocation Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$1,221
Class 2	13,185		—		527
Class 3	69		—		4
Class 4	1,153		1,154		46
Total class-specific expenses	$14,407		$1,154		$1,798

Global Balanced Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$4
Class 2	446		—		18
Class 4	—	*	—	*	—	*
Total class-specific expenses	$446		$—	*	$22

Bond Fund

			Insurance
	Distribution		administrative		Administrative
Share class	services		services		services
Class 1	$—		$—		$543
Class 2	10,969		—		439
Class 4	108		108		4
Total class-specific expenses	$11,077		$108		$986
Global Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$117
Class 2	3,273	—	131
Class 4	12	12	1
Total class-specific expenses	$3,285	$12	$249

High-Income Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$105
Class 2	2,198	—	88
Class 3	26	—	2
Class 4	6	6	—	*
Total class-specific expenses	$2,230	$6	$195

Mortgage Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$28
Class 2	140	—	6
Class 4	8	9	—	*
Total class-specific expenses	$148	$9	$34

U.S. Government/AAA-Rated Securities Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$156
Class 2	4,169	—	167
Class 3	21	—	1
Class 4	76	76	3
Total class-specific expenses	$4,266	$76	$327

Cash Management Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	$—	$—	$4
Class 2	769	—	31
Class 3	11	—	1
Class 4	24	24	1
Total class-specific expenses	$804	$24	$37

American Funds Insurance Series

Managed Risk Growth Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$—	*
Class P2	286	286
Total class-specific expenses	$286	$286

Managed Risk International Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$—	*
Class P2	173	173
Total class-specific expenses	$173	$173

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$—	*
Class P2	312	312
Total class-specific expenses	$312	$312
Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$—	*
Class P2	253	253
Total class-specific expenses	$253	$253

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
	services	services
Class P1	$—	$1,139
Class P2	4,697	4,697
Total class-specific expenses	$4,697	$5,836

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$ 51	$1		$ 52
Global Small Capitalization Fund	38	1		39
Growth Fund	202	4		206
International Fund	71	1		72
New World Fund	24	1		25
Blue Chip Income and Growth Fund	64	1		65
Global Growth and Income Fund	17	—	*	17
Growth-Income Fund	225	4		229
International Growth and Income Fund	9	—	*	9
Capital Income Builder	1	—	*	1
Asset Allocation Fund	159	3		162
Global Balanced Fund	2	—	*	2
Bond Fund	87	1		88
Global Bond Fund	23	—	*	23
High-Income Bond Fund	18	—	*	18
Mortgage Fund	3	—	*	3
U.S. Government/AAA-Rated Securities Fund	30	—	*	30
Cash Management Fund	3	—	*	3
Managed Risk Growth Fund	1	—	*	1
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	1	—	*	1
Managed Risk Growth-Income Fund	1	—	*	1
Managed Risk Asset Allocation Fund	19	1		20

*	Amount less than one thousand.

American Funds Insurance Series

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$242,608	8,797	$171,652	6,332	$(284,375)	(10,186)	$129,885	4,943
Class 2	63,278	2,321	423,933	15,756	(513,101)	(18,595)	(25,890)	(518)
Class 4	80,540	2,928	5,447	203	(10,490)	(389)	75,497	2,742
Total net increase (decrease)	$386,426	14,046	$601,032	22,291	$(807,966)	(29,170)	$179,492	7,167

Year ended December 31, 2014
Class 1	$184,637	6,455	$170,945	6,260	$(174,151)	(6,124)	$181,431	6,591
Class 2	63,364	2,246	456,339	16,834	(541,744)	(19,183)	(22,041)	(103)
Class 4	19,507	693	914	33	(1,305)	(47)	19,116	679
Total net increase (decrease)	$267,508	9,394	$628,198	23,127	$(717,200)	(25,354)	$178,506	7,167

Global Small Capitalization Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$513,999	19,169	$121,908	4,341	$(211,242)	(7,700)	$424,665	15,810
Class 2	80,928	3,206	208,071	7,558	(354,071)	(13,220)	(65,072)	(2,456)
Class 4	29,896	1,122	1,572	57	(6,551)	(252)	24,917	927
Total net increase (decrease)	$624,823	23,497	$331,551	11,956	$(571,864)	(21,172)	$384,510	14,281

Year ended December 31, 2014
Class 1	$271,446	10,305	$10,641	409	$(129,888)	(4,940)	$152,199	5,774
Class 2	61,975	2,423	16,282	630	(344,027)	(13,338)	(265,770)	(10,285)
Class 4	11,043	422	43	1	(3,103)	(119)	7,983	304
Total net increase (decrease)	$344,464	13,150	$26,966	1,040	$(477,018)	(18,397)	$(105,588)	(4,207)

Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$545,748	7,598	$1,516,077	22,116	$(1,366,376)	(18,624)	$695,449	11,090
Class 2	178,141	2,443	3,203,022	46,982	(2,197,881)	(29,528)	1,183,282	19,897
Class 3	783	11	43,350	629	(28,825)	(389)	15,308	251
Class 4	382,752	5,567	12,085	178	(12,814)	(184)	382,023	5,561
Total net increase (decrease)	$1,107,424	15,619	$4,774,534	69,905	$(3,605,896)	(48,725)	$2,276,062	36,799

Year ended December 31, 2014
Class 1	$427,546	5,435	$439,268	5,684	$(902,919)	(11,466)	$(36,105)	(347)
Class 2	161,775	2,066	891,416	11,588	(2,361,274)	(30,194)	(1,308,083)	(16,540)
Class 3	818	10	12,194	157	(26,290)	(333)	(13,278)	(166)
Class 4	19,956	255	559	7	(2,162)	(28)	18,353	234
Total net increase (decrease)	$610,095	7,766	$1,343,437	17,436	$(3,292,645)	(42,021)	$(1,339,113)	(16,819)

American Funds Insurance Series

International Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$613,096	30,399	$260,327	13,102	$(308,218)	(15,161)	$565,205	28,340
Class 2	243,300	12,263	309,824	15,584	(460,836)	(22,675)	92,288	5,172
Class 3	591	29	2,600	130	(5,955)	(292)	(2,764)	(133)
Class 4	37,705	1,848	2,691	136	(6,576)	(332)	33,820	1,652
Total net increase (decrease)	$894,692	44,539	$575,442	28,952	$(781,585)	(38,460)	$688,549	35,031

Year ended December 31, 2014
Class 1	$380,142	17,940	$56,042	2,782	$(341,755)	(16,103)	$94,429	4,619
Class 2	227,750	10,810	62,808	3,135	(1,641,111)	(78,073)	(1,350,553)	(64,128)
Class 3	229	10	585	29	(7,077)	(334)	(6,263)	(295)
Class 4	17,887	843	253	13	(1,144)	(54)	16,996	802
Total net increase (decrease)	$626,008	29,603	$119,688	5,959	$(1,991,087)	(94,564)	$(1,245,391)	(59,002)

New World Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$250,385	12,453	$97,239	4,794	$(74,017)	(3,664)	$273,607	13,583
Class 2	52,944	2,691	64,376	3,193	(146,327)	(7,294)	(29,007)	(1,410)
Class 4	120,968	6,065	7,051	351	(7,843)	(403)	120,176	6,013
Total net increase (decrease)	$424,297	21,209	$168,666	8,338	$(228,187)	(11,361)	$364,776	18,186

Year ended December 31, 2014
Class 1	$324,674	13,748	$159,199	6,820	$(159,490)	(6,712)	$324,383	13,856
Class 2	67,274	3,007	133,538	5,749	(199,405)	(8,528)	1,407	228
Class 4	66,188	2,863	3,128	137	(4,760)	(202)	64,556	2,798
Total net increase (decrease)	$458,136	19,618	$295,865	12,706	$(363,655)	(15,442)	$390,346	16,882

Blue Chip Income and Growth Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$452,522	32,801	$437,325	32,701	$(252,335)	(18,381)	$637,512	47,121
Class 2	32,390	2,382	416,386	31,379	(427,875)	(31,163)	20,901	2,598
Class 4	28,833	2,128	2,302	174	(5,348)	(390)	25,787	1,912
Total net increase (decrease)	$513,745	37,311	$856,013	64,254	$(685,558)	(49,934)	$684,200	51,631

Year ended December 31, 2014
Class 1	$634,484	44,701	$109,528	7,600	$(357,453)	(25,605)	$386,559	26,696
Class 2	30,187	2,104	111,072	7,771	(593,568)	(42,833)	(452,309)	(32,958)
Class 4	11,406	792	215	15	(2,557)	(182)	9,064	625
Total net increase (decrease)	$676,077	47,597	$220,815	15,386	$(953,578)	(68,620)	$(56,686)	(5,637)

See end of tables for footnotes.

American Funds Insurance Series

Global Growth and Income Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$123,370	9,539	$5,769	464	$(24,549)	(1,895)	$104,590	8,108
Class 2	31,965	2,464	30,016	2,406	(222,457)	(17,093)	(160,476)	(12,223)
Class 4	7,444	579	79	6	(4,032)	(318)	3,491	267
Total net increase (decrease)	$162,779	12,582	$35,864	2,876	$(251,038)	(19,306)	$(52,395)	(3,848)

Year ended December 31, 2014
Class 1	$34,831	2,706	$7,340	582	$(51,693)	(4,103)	$(9,522)	(815)
Class 2	29,379	2,291	59,444	4,718	(264,395)	(20,538)	(175,572)	(13,529)
Class 4	1,666	129	55	4	(780)	(61)	941	72
Total net increase (decrease)	$65,876	5,126	$66,839	5,304	$(316,868)	(24,702)	$(184,153)	(14,272)

Growth-Income Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$1,314,853	26,814	$1,729,526	36,549	$(1,566,420)	(31,547)	$1,477,959	31,816
Class 2	145,682	2,979	2,183,497	46,507	(1,808,597)	(36,727)	520,582	12,759
Class 3	517	9	27,807	587	(26,339)	(533)	1,985	63
Class 4	400,638	8,616	12,432	270	(15,657)	(325)	397,413	8,561
Total net increase (decrease)	$1,861,690	38,418	$3,953,262	83,913	$(3,417,013)	(69,132)	$2,397,939	53,199

Year ended December 31, 2014
Class 1	$1,350,590	26,045	$641,213	12,554	$(1,449,140)	(28,021)	$542,663	10,578
Class 2	146,775	2,843	890,805	17,580	(2,265,133)	(44,088)	(1,227,553)	(23,665)
Class 3	1,337	25	11,614	227	(29,526)	(570)	(16,575)	(318)
Class 4	28,729	553	674	13	(2,803)	(54)	26,600	512
Total net increase (decrease)	$1,527,431	29,466	$1,544,306	30,374	$(3,746,602)	(72,733)	$(674,865)	(12,893)

International Growth and Income Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$15,184	932	$33,215	2,124	$(9,326)	(556)	$39,073	2,500
Class 2	42,188	2,495	11,279	722	(19,855)	(1,216)	33,612	2,001
Class 4	17,667	1,083	1,248	81	(3,033)	(190)	15,882	974
Total net increase (decrease)	$75,039	4,510	$45,742	2,927	$(32,214)	(1,962)	$88,567	5,475

Year ended December 31, 2014
Class 1	$135,449	7,581	$30,562	1,854	$(65,051)	(3,745)	$100,960	5,690
Class 2	16,759	964	9,825	597	(18,584)	(1,055)	8,000	506
Class 4	21,190	1,211	639	39	(921)	(52)	20,908	1,198
Total net increase (decrease)	$173,398	9,756	$41,026	2,490	$(84,556)	(4,852)	$129,868	7,394

American Funds Insurance Series

Capital Income Builder

	Proceeds from initial capitalization			Sales[1]				Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares		Amount		Shares		Amount		Shares		Amount	Shares	Amount		Shares

Year ended December 31, 2015
Class 1	$—	—		$61,778		6,412		$1,286		136		$(1,229)	(132)	$61,835		6,416
Class 2	—	—		—		—		—	[2]	—	[2]	—	—	—	[2]	—	[2]
Class 4	—	—		111,713		11,396		3,002		315		(5,308)	(549)	109,407		11,162
Total net increase (decrease)	$—	—		$173,491		17,808		$4,288		451		$(6,537)	(681)	$171,242		17,578

Year ended December 31, 2014[3]
Class 1	$19,998	2,000		$154		16		$409		41		$(36)	(4)	$20,525		2,053
Class 2	1	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	—	1		—
Class 4	1	—	[2]	56,746		5,678		520		53		(1,130)	(113)	56,137		5,618
Total net increase (decrease)	$20,000	2,000		$56,900		5,694		$929		94		$(1,166)	(117)	$76,663		7,671

Asset Allocation Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$1,535,220	71,399	$1,095,859		52,092		$(2,848,179)	(133,856)	$(217,100)	(10,365)
Class 2	124,804	5,833	461,066		22,110		(682,572)	(32,022)	(96,702)	(4,079)
Class 3	856	40	3,331		159		(4,803)	(223)	(616)	(24)
Class 4	2,429,290	115,496	40,855		1,991		(12,761)	(607)	2,457,384	116,880
Total net increase (decrease)	$4,090,170	192,768	$1,601,111		76,352		$(3,548,315)	(166,708)	$2,142,966	102,412

Year ended December 31, 2014
Class 1	$1,900,080	84,968	$731,542		33,258		$(1,038,802)	(46,153)	$1,592,820	72,073
Class 2	155,081	6,998	356,950		16,361		(715,536)	(32,277)	(203,505)	(8,918)
Class 3	1,259	57	2,611		118		(6,288)	(281)	(2,418)	(106)
Class 4	32,797	1,481	681		31		(2,050)	(94)	31,428	1,418
Total net increase (decrease)	$2,089,217	93,504	$1,091,784		49,768		$(1,762,676)	(78,805)	$1,418,325	64,467

Global Balanced Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$16,784	1,513	$1,201		111		$(5,668)	(512)	$12,317	1,112
Class 2	15,210	1,360	4,161		386		(21,309)	(1,924)	(1,938)	(178)
Class 4	659	60	9		1		(1)	— [2]	667	61
Total net increase (decrease)	$32,653	2,933	$5,371		498		$(26,978)	(2,436)	$11,046	995

Year ended December 31, 2014
Class 1	$229	20	$1,503		134		$(127)	(11)	$1,605	143
Class 2	29,687	2,589	6,852		616		(9,380)	(820)	27,159	2,385
Class 4	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Total net increase (decrease)	$29,916	2,609	$8,355		750		$(9,507)	(831)	$28,764	2,528

See end of tables for footnotes.

American Funds Insurance Series

Bond Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$1,036,298	93,861	$213,571	19,839	$(300,859)	(27,378)	$949,010	86,322
Class 2	110,070	10,143	157,887	14,830	(551,976)	(50,779)	(284,019)	(25,806)
Class 4	43,727	4,005	1,711	160	(13,279)	(1,216)	32,159	2,949
Total net increase (decrease)	$1,190,095	108,009	$373,169	34,829	$(866,114)	(79,373)	$697,150	63,465

Year ended December 31, 2014
Class 1	$754,186	68,208	$107,710	9,742	$(542,787)	(48,790)	$319,109	29,160
Class 2	177,278	16,106	90,634	8,290	(619,817)	(56,644)	(351,905)	(32,248)
Class 4	31,784	2,869	501	45	(5,766)	(522)	26,519	2,392
Total net increase (decrease)	$963,248	87,183	$198,845	18,077	$(1,168,370)	(105,956)	$(6,277)	(696)

Global Bond Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$165,830	14,553	$33,954	3,037	$(282,448)	(25,245)	$(82,664)	(7,655)
Class 2	33,635	2,962	36,798	3,309	(158,924)	(14,073)	(88,491)	(7,802)
Class 4	3,452	304	128	12	(1,543)	(134)	2,037	182
Total net increase (decrease)	$202,917	17,819	$70,880	6,358	$(442,915)	(39,452)	$(169,118)	(15,275)

Year ended December 31, 2014
Class 1	$241,123	19,710	$31,181	2,593	$(156,449)	(12,855)	$115,855	9,448
Class 2	24,571	2,029	30,636	2,560	(157,807)	(13,005)	(102,600)	(8,416)
Class 4	4,775	392	61	5	(626)	(52)	4,210	345
Total net increase (decrease)	$270,469	22,131	$61,878	5,158	$(314,882)	(25,912)	$17,465	1,377

High-Income Bond Fund

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$223,032	21,529	$65,080	6,936	$(148,108)	(14,222)	$140,004	14,243
Class 2	32,524	3,169	48,382	5,222	(137,078)	(13,259)	(56,172)	(4,868)
Class 3	2,044	194	742	79	(5,538)	(528)	(2,752)	(255)
Class 4	16,932	1,527	83	8	(16,023)	(1,447)	992	88
Total net increase (decrease)	$274,532	26,419	$114,287	12,245	$(306,747)	(29,456)	$82,072	9,208

Year ended December 31, 2014
Class 1	$226,447	20,029	$60,198	5,726	$(69,861)	(6,187)	$216,784	19,568
Class 2	27,460	2,460	55,536	5,341	(167,244)	(15,003)	(84,248)	(7,202)
Class 3	1,235	109	966	91	(4,384)	(388)	(2,183)	(188)
Class 4	5,476	487	46	4	(5,386)	(472)	136	19
Total net increase (decrease)	$260,618	23,085	$116,746	11,162	$(246,875)	(22,050)	$130,489	12,197

American Funds Insurance Series

Mortgage Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$41,987	3,898	$7,999	754		$(67,729)	(6,313)	$(17,743)	(1,661)
Class 2	10,830	1,011	1,499	142		(5,502)	(512)	6,827	641
Class 4	15,842	1,482	168	16		(4,875)	(457)	11,135	1,041
Total net increase (decrease)	$68,659	6,391	$9,666	912		$(78,106)	(7,282)	$219	21

Year ended December 31, 2014
Class 1	$98,137	9,226	$2,596	243		$(16,394)	(1,558)	$84,339	7,911
Class 2	7,547	713	364	34		(6,687)	(633)	1,224	114
Class 4	978	92	3	—	[2]	(513)	(48)	468	44
Total net increase (decrease)	$106,662	10,031	$2,963	277		$(23,594)	(2,239)	$86,031	8,069

U.S. Government/AAA-Rated Securities Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$70,484	5,630	$37,336	3,026		$(397,508)	(31,768)	$(289,688)	(23,112)
Class 2	24,610	1,988	37,280	3,053		(190,136)	(15,348)	(128,246)	(10,307)
Class 3	1,477	118	266	21		(3,640)	(290)	(1,897)	(151)
Class 4	50,075	4,027	847	69		(25,031)	(2,017)	25,891	2,079
Total net increase (decrease)	$146,646	11,763	$75,729	6,169		$(616,315)	(49,423)	$(393,940)	(31,491)

Year ended December 31, 2014
Class 1	$137,157	11,139	$22,540	1,819		$(82,815)	(6,714)	$76,882	6,244
Class 2	28,567	2,357	18,675	1,521		(200,417)	(16,407)	(153,175)	(12,529)
Class 3	1,459	118	143	11		(3,611)	(293)	(2,009)	(164)
Class 4	41,142	3,315	325	26		(20,338)	(1,649)	21,129	1,692
Total net increase (decrease)	$208,325	16,929	$41,683	3,377		$(307,181)	(25,063)	$(57,173)	(4,757)

Cash Management Fund
	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class 1	$19,088	1,694	$—	—		$(28,360)	(2,517)	$(9,272)	(823)
Class 2	133,190	12,075	—	—		(161,001)	(14,591)	(27,811)	(2,516)
Class 3	4,437	398	—	—		(5,921)	(532)	(1,484)	(134)
Class 4	30,215	2,699	—	—		(21,575)	(1,926)	8,640	773
Total net increase (decrease)	$186,930	16,866	$—	—		$(216,857)	(19,566)	$(29,927)	(2,700)

Year ended December 31, 2014
Class 1	$30,209	2,674	$—	—		$(38,206)	(3,382)	$(7,997)	(708)
Class 2	155,395	14,015	—	—		(217,194)	(19,587)	(61,799)	(5,572)
Class 3	4,241	379	—	—		(4,604)	(411)	(363)	(32)
Class 4	14,839	1,316	—	—		(7,600)	(674)	7,239	642
Total net increase (decrease)	$204,684	18,384	$—	—		$(267,604)	(24,054)	$(62,920)	(5,670)

See end of tables for footnotes.

American Funds Insurance Series

Managed Risk Growth Fund

	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class P1	$308	27		$—		—		$(70)	(6)	$238	21
Class P2	74,489	6,445		—		—		(7,945)	(689)	66,544	5,756
Total net increase (decrease)	$74,797	6,472		$—		—		$(8,015)	(695)	$66,782	5,777

Year ended December 31, 2014
Class P1	$23	2		$5		—	[2]	$(6)	(1)	$22	1
Class P2	58,735	5,108		1,857		164		(8,675)	(742)	51,917	4,530
Total net increase (decrease)	$58,758	5,110		$1,862		164		$(8,681)	(743)	$51,939	4,531

Managed Risk International Fund

	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class P1	$44	5		$—	[2]	—	[2]	$— [2]	— [2]	$44	5
Class P2	46,083	4,510		14		2		(2,628)	(265)	43,469	4,247
Total net increase (decrease)	$46,127	4,515		$14		2		$(2,628)	(265)	$43,513	4,252

Year ended December 31, 2014
Class P1	$14	1		$2		—	[2]	$— [2]	— [2]	$16	1
Class P2	38,069	3,583		508		50		(6,673)	(626)	31,904	3,007
Total net increase (decrease)	$38,083	3,584		$510		50		$(6,673)	(626)	$31,920	3,008

Managed Risk Blue Chip Income and Growth Fund

	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class P1	$2	—	[2]	$1		—	[2]	$(22)	(1)	$(19)	(1)
Class P2	70,110	6,160		529		48		(20,979)	(1,845)	49,660	4,363
Total net increase (decrease)	$70,112	6,160		$530		48		$(21,001)	(1,846)	$49,641	4,362

Year ended December 31, 2014
Class P1	$86	7		$6		—	[2]	$(2)	— [2]	$90	7
Class P2	77,239	6,603		2,173		185		(9,167)	(776)	70,245	6,012
Total net increase (decrease)	$77,325	6,610		$2,179		185		$(9,169)	(776)	$70,335	6,019

American Funds Insurance Series

Managed Risk Growth-Income Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class P1	$623	53	$3	—	[2]	$(17)	(1)	$609	52
Class P2	57,640	4,977	64	6		(7,010)	(604)	50,694	4,379
Total net increase (decrease)	$58,263	5,030	$67	6		$(7,027)	(605)	$51,303	4,431

Year ended December 31, 2014
Class P1	$21	2	$5	—	[2]	$— [2]	— [2]	$26	2
Class P2	60,935	5,124	2,228	191		(10,957)	(913)	52,206	4,402
Total net increase (decrease)	$60,956	5,126	$2,233	191		$(10,957)	(913)	$52,232	4,404

Managed Risk Asset Allocation Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class P1	$452,013	37,546	$18,473	1,532		$(10,594)	(913)	$459,892	38,165
Class P2	355,940	29,485	68,001	5,622		(161,379)	(13,400)	262,562	21,707
Total net increase (decrease)	$807,953	67,031	$86,474	7,154		$(171,973)	(14,313)	$722,454	59,872

Year ended December 31, 2014
Class P1	$158,370	13,095	$581	47		$(9)	(1)	$158,942	13,141
Class P2	996,253	82,884	976	80		(55,636)	(4,564)	941,593	78,400
Total net increase (decrease)	$1,154,623	95,979	$1,557	127		$(55,645)	(4,565)	$1,100,535	91,541

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	For the period May 1, 2014, commencement of operations, through December 31, 2014.

9. Investment transactions and other disclosures

The following tables present additional information for the year ended December 31, 2015 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$1,567,789	$1,397,055	$4,213,039	$2,816,740	$1,165,153	$1,796,716
Sales of investment securities*	1,889,682	1,705,870	6,252,951	2,644,950	910,305	1,843,579
Non-U.S. taxes paid on dividend income	5,449	1,585	6,470	11,599	2,790	1,249
Non-U.S. taxes paid on interest income	—	—	—	—	33	—
Non-U.S. taxes paid (refunded) on realized gains	308	6	—	161	2,020	—
Non-U.S. taxes provided on unrealized gains	235	1,139	—	1,058	982	—
Dividends from affiliated issuers	—	90	3,463	—	—	—
Net realized (loss) gain from affiliated issuers	—	(6,757)	15,650	—	—	—

See end of tables for footnote.

American Funds Insurance Series

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$651,031	$5,834,805	$395,724	$329,182	$11,929,561	$159,928
Sales of investment securities*	738,432	6,706,328	333,705	174,057	11,549,144	145,372
Non-U.S. taxes paid on dividend income	2,864	7,002	2,244	174	4,581	190
Non-U.S. taxes paid on interest income	—	—	23	—	—	11
Non-U.S. taxes paid (refunded) on realized gains	—	2,965	—	—	(2,188)	3
Non-U.S. taxes provided on unrealized gains	182	122	25	—	108	1
Dividends from affiliated issuers	989	—	—	—	—	—
Net realized (loss) gain from affiliated issuers	(3,503)	—	—	—	—	—

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund
Purchases of investment securities*	$32,257,717	$3,290,387	$1,193,648	$3,518,675	$19,133,143	$–
Sales of investment securities*	32,232,285	3,441,853	1,136,846	3,507,183	18,815,949	—
Non-U.S. taxes paid on dividend income	—	—	—	—	—	—
Non-U.S. taxes paid on interest income	345	377	46	—	—	—
Non-U.S. taxes paid (refunded) on realized gains	214	179	—	—	—	—
Non-U.S. taxes provided on unrealized gains	10	47	12	—	—	—
Dividends from affiliated issuers	—	—	—	—	—	—
Net realized (loss) gain from affiliated issuers	—	—	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$94,861	$52,245	$77,279	$68,257	$813,912
Sales of investment securities*	17,377	9,609	23,260	9,961	72,643
Non-U.S. taxes paid on dividend income	—	—	—	—	—
Dividends from affiliated issuers	1,102	1,358	2,783	1,722	45,462
Net realized (loss) gain from affiliated issuers	(1,761)	(529)	2,065	216	4,398

*	Excludes short-term securities and U.S. government obligations, if any.

10. Ownership concentration

At December 31, 2015, CRMC held aggregate ownership of 14% of the outstanding shares of Global Balanced Fund. The ownership represents the seed money invested in the fund when the fund began operations. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 23% of the outstanding shares of Capital Income Builder.

American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/15	$27.48	$ .25	$ 1.80	$2.05	$(.35)	$(2.79)	$(3.14)	$26.39	7.24%	$1,626		.55%		.90%
12/31/14	30.11	.31 [2]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52	1,558		.55		1.08 [2]
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51	1,508		.55		1.17
12/31/12	19.40	.30	4.14	4.44	(.26)	—	(.26)	23.58	22.89	1,466		.56		1.38
12/31/11	21.61	.29	(2.16)	(1.87)	(.34)	—	(.34)	19.40	(8.66)	1,277		.55		1.37
Class 2:
12/31/15	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817		.80		.66
12/31/14	29.92	.24 [2]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992		.80		.85 [2]
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379		.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723		.81		1.13
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535		.80		1.13
Class 4:
12/31/15	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34
12/31/14	30.07	.07 [2]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26 [2]
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1		1.06		.43
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27 [5,6]	—	[7]	.02	[5,6]	.04 [5,6]

Global Small Capitalization Fund

Class 1:
12/31/15	$26.09	$ .04	$ .36	$ .40	$ —	$(2.08)	$(2.08)	$24.41	.50%	$1,706		.73%		.15%
12/31/14	25.69	.09	.52	.61	(.09)	(.12)	(.21)	26.09	2.36	1,411		.74		.34
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60	1,241		.74		.17
12/31/12	17.28	.09	3.09	3.18	(.30)	—	(.30)	20.16	18.51	1,019		.75		.46
12/31/11	21.67	.07	(4.14)	(4.07)	(.32)	—	(.32)	17.28	(18.94)	795		.74		.36
Class 2:
12/31/15	25.64	(.03)	.37	.34	—	(2.08)	(2.08)	23.90	.27	2,492		.98		(.10)
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738		.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955		.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603		1.00		.20
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450		.99		.10
Class 4:
12/31/15	25.92	(.10)	.37	.27	—	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4		1.24		(.50)
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80 [5,6]	—	[7]	.04	[5,6]	.04 [5,6]

See end of tables for footnotes.

American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/15	$80.15	$ .64		$ 5.08	$5.72	$(.61)	$(17.24)	$(17.85)	$68.02	7.12%	$6,796		.35%		.87%
12/31/14	78.54	.88	[2]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78	7,118		.35		1.12	[2]
12/31/13	60.90	.64		17.84	18.48	(.84)	—	(.84)	78.54	30.43	7,003		.35		.93
12/31/12	52.07	.63		8.83	9.46	(.63)	—	(.63)	60.90	18.19	7,116		.35		1.10
12/31/11	54.78	.45		(2.68)	(2.23)	(.48)	—	(.48)	52.07	(4.06)	7,426		.34		.81
Class 2:
12/31/15	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414		.60		.62
12/31/14	77.94	.68	[2]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413		.60		.87	[2]
12/31/13	60.45	.47		17.68	18.15	(.66)	—	(.66)	77.94	30.11	16,334		.60		.68
12/31/12	51.68	.47		8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911		.60		.83
12/31/11	54.35	.30		(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701		.59		.55
Class 3:
12/31/15	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194		.53		.69
12/31/14	78.62	.74	[2]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208		.53		.94	[2]
12/31/13	60.97	.52		17.84	18.36	(.71)	—	(.71)	78.62	30.20	216		.53		.75
12/31/12	52.13	.53		8.83	9.36	(.52)	—	(.52)	60.97	17.97	189		.53		.92
12/31/11	54.82	.34		(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189		.52		.62
Class 4:
12/31/15	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394		.85		.42
12/31/14	78.32	.37	[2]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24		.85		.47	[2]
12/31/13	60.90	.29		17.90	18.19	(.77)	—	(.77)	78.32	29.96	5		.85		.40
12/31/12[3,4]	60.55	.03		.78	.81	(.46)	—	(.46)	60.90	1.33 [5,6]	—	[7]	.02	[5,6]	.05	[5,6]

International Fund

Class 1:
12/31/15	$20.35	$ .29		$ (1.03)	$ (.74)	$(.35)	$ (1.18)	$ (1.53)	$18.08	(4.25)%	$3,427		.54%		1.41%
12/31/14	21.22	.30		(.81)	(.51)	(.36)	—	(.36)	20.35	(2.41)	3,282		.54		1.43
12/31/13	17.68	.27		3.59	3.86	(.32)	—	(.32)	21.22	21.91	3,324		.54		1.41
12/31/12	15.21	.30		2.47	2.77	(.30)	—	(.30)	17.68	18.21	3,618		.54		1.81
12/31/11	18.05	.35		(2.84)	(2.49)	(.35)	—	(.35)	15.21	(13.76)	3,314		.53		2.03
Class 2:
12/31/15	20.29	.24		(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978		.79		1.17
12/31/14	21.15	.25		(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374		.79		1.19
12/31/13	17.62	.22		3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916		.79		1.15
12/31/12	15.16	.26		2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465		.79		1.57
12/31/11	17.98	.31		(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210		.78		1.81
Class 3:
12/31/15	20.38	.25		(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32		.72		1.24
12/31/14	21.24	.27		(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38		.72		1.28
12/31/13	17.70	.23		3.59	3.82	(.28)	—	(.28)	21.24	21.67	46		.72		1.22
12/31/12	15.23	.27		2.47	2.74	(.27)	—	(.27)	17.70	17.97	44		.72		1.65
12/31/11	18.05	.33		(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43		.71		1.90
Class 4:
12/31/15	20.23	.17		(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46		1.04		.88
12/31/14	21.16	.07		(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18		1.04		.31
12/31/13	17.68	(.01)		3.79	3.78	(.30)	—	(.30)	21.16	21.48	2		1.04		(.07)
12/31/12[3,4]	17.79	.01		.16	.17	(.28)	—	(.28)	17.68	.98 [5,6]	—	[7]	.02	[5,6]	.05	[5,6]

American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

New World Fund

Class 1:
12/31/15	$20.72	$ .19		$ (.71)	$ (.52)	$ (.17)	$(1.16)	$(1.33)	$18.87	(2.96)%	$ 1,562		.79%		.92%
12/31/14	25.08	.29	[2]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433		.78		1.23	[2]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388		.78		1.45
12/31/12	19.65	.33		3.23	3.56	(.28)	—	(.28)	22.93	18.13	1,140		.79		1.54
12/31/11	23.28	.36		(3.55)	(3.19)	(.44)	—	(.44)	19.65	(13.75)	826		.78		1.62
Class 2:
12/31/15	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961		1.04		.68
12/31/14	24.88	.24	[2]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[2]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
12/31/12	19.50	.28		3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378		1.04		1.31
12/31/11	23.09	.30		(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350		1.03		1.37
Class 4:
12/31/15	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171		1.29		.39
12/31/14	24.99	.09	[2]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[2]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56
12/31/12[3,4]	22.83	.01		.35	.36	(.26)	—	(.26)	22.93	1.58 [5,6]	—	[7]	.04	[5,6]	.04	[5,6]

Blue Chip Income and Growth Fund

Class 1:
12/31/15	$14.69	$ .31		$ (.64)	$ (.33)	$ (.29)	$(1.45)	$(1.74)	$12.62	(2.72)%	$ 3,638		.41%		2.23%
12/31/14	13.12	.46	[2]	1.59	2.05	(.48)	—	(.48)	14.69	15.69	3,542		.42		3.31	[2]
12/31/13	10.05	.27		3.06	3.33	(.26)	—	(.26)	13.12	33.26	2,814		.42		2.27
12/31/12	9.00	.24		1.04	1.28	(.23)	—	(.23)	10.05	14.18	1,357		.43		2.41
12/31/11	9.25	.19		(.25)	(.06)	(.19)	—	(.19)	9.00	(.63)	992		.42		2.08
Class 2:
12/31/15	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
12/31/14	13.02	.44	[2]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722		.67		3.14	[2]
12/31/13	9.97	.23		3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755		.67		2.03
12/31/12	8.93	.21		1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382		.68		2.17
12/31/11	9.18	.17		(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340		.67		1.83
Class 4:
12/31/15	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75
12/31/14	13.12	.34	[2]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9		.92		2.33	[2]
12/31/13	10.05	.18		3.15	3.33	(.26)	—	(.26)	13.12	33.27	—	[7]	.86		1.39
12/31/12[3,4]	10.20	.01		.03	.04	(.19)	—	(.19)	10.05	.38 [5,6]	—	[7]	.02	[5,6]	.10	[5,6]

See end of tables for footnotes.

American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth and Income Fund

Class 1:
12/31/15	$12.78	$ .26		$ (.40)	$(.14)	$(.29)	$ —	$ (.29)	$12.35	(1.14)%	$ 293		.64%		2.04%
12/31/14	12.53	.43	[2]	.31	.74	(.49)	—	(.49)	12.78	6.00	200		.63		3.34	[2]
12/31/13	10.56	.39		2.00	2.39	(.42)	—	(.42)	12.53	22.81	206		.62		3.35
12/31/12	9.20	.25		1.39	1.64	(.28)	—	(.28)	10.56	17.93	180		.62		2.56
12/31/11	9.96	.28		(.75)	(.47)	(.29)	—	(.29)	9.20	(4.68)	161		.61		2.86
Class 2:
12/31/15	12.75	.24		(.41)	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479		.89		1.84
12/31/14	12.51	.41	[2]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685		.88		3.22	[2]
12/31/13	10.54	.36		2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822		.87		3.09
12/31/12	9.19	.23		1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837		.87		2.31
12/31/11	9.94	.25		(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839		.86		2.60
Class 4:
12/31/15	12.71	.19		(.39)	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.46
12/31/14	12.50	.30	[2]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[2]
12/31/13	10.55	.28		2.09	2.37	(.42)	—	(.42)	12.50	22.60	1		1.12		2.27
12/31/12[3,4]	10.64	.01		.13	.14	(.23)	—	(.23)	10.55	1.27 [5,6]	—	[7]	.03	[5,6]	.08	[5,6]

Growth-Income Fund

Class 1:
12/31/15	$52.76	$ .79		$ .37	$ 1.16	$(.75)	$(7.77)	$(8.52)	$45.40	1.72%	$10,747		.29%		1.59%
12/31/14	50.72	.81		4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91	10,812		.29		1.56
12/31/13	38.48	.66		12.31	12.97	(.73)	—	(.73)	50.72	33.82	9,857		.29		1.49
12/31/12	33.27	.66		5.25	5.91	(.70)	—	(.70)	38.48	17.79	9,782		.29		1.79
12/31/11	34.47	.61		(1.18)	(.57)	(.63)	—	(.63)	33.27	(1.60)	9,496		.28		1.77
Class 2:
12/31/15	52.41	.66		.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895		.54		1.34
12/31/14	50.40	.67		4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337		.54		1.31
12/31/13	38.24	.55		12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980		.54		1.25
12/31/12	33.07	.56		5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403		.54		1.53
12/31/11	34.25	.52		(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235		.53		1.52
Class 3:
12/31/15	52.82	.70		.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161		.47		1.41
12/31/14	50.77	.71		4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185		.47		1.38
12/31/13	38.52	.58		12.32	12.90	(.65)	—	(.65)	50.77	33.58	193		.47		1.32
12/31/12	33.30	.59		5.26	5.85	(.63)	—	(.63)	38.52	17.59	168		.47		1.60
12/31/11	34.49	.55		(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172		.46		1.59
Class 4:
12/31/15	52.39	.58		.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410		.79		1.25
12/31/14	50.56	.58		4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30		.79		1.11
12/31/13	38.47	.45		12.33	12.78	(.69)	—	(.69)	50.56	33.32	3		.79		.96
12/31/12[3,4]	38.65	.01		.39	.40	(.58)	—	(.58)	38.47	1.02 [5,6]	—	[7]	.01	[5,6]	.03	[5,6]

American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Growth and Income Fund

Class 1:
12/31/15	$16.27	$ .42		$ (1.25)	$ (.83)	$(.38)	$(.34)	$(.72)	$14.72	(5.34)%	$ 707		.68%		2.60%
12/31/14	17.48	.58	[2]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740		.68		3.32	[2]
12/31/13	15.29	.44		2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696		.69		2.63
12/31/12	13.40	.37		1.89	2.26	(.37)	—	(.37)	15.29	16.84	203		.74		2.50
12/31/11	15.25	.47		(1.77)	(1.30)	(.44)	(.11)	(.55)	13.40	(8.51)	35		.73		3.17
Class 2:
12/31/15	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254		.93		2.32
12/31/14	17.43	.56	[2]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248		.93		3.21	[2]
12/31/13	15.25	.38		2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257		.94		2.28
12/31/12	13.37	.40		1.81	2.21	(.33)	—	(.33)	15.25	16.50	225		.99		2.77
12/31/11	15.21	.42		(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199		.98		2.89
Class 4:
12/31/15	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32		1.18		2.02
12/31/14	17.45	.26	[2]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20		1.18		1.52	[2]
12/31/13	15.29	.03		2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18
12/31/12[3,4]	15.56	.01		.09	.10	(.37)	—	(.37)	15.29	.62 [5,6]	—	[7]	.04	[5,6]	.07	[5,6]

Capital Income Builder

Class 1:
12/31/15	$ 9.81	$ .28		$ (.40)	$ (.12)	$(.29)	$ —	$ (.29)	$ 9.40	(1.23)%	$ 80		.56%		2.88%
12/31/14[3,8]	10.00	.19		(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [6]	20		.56	[9]	2.87	[9]
Class 2:
12/31/15	9.81	.31		(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[5]	—	[7]	.46	[5]	3.12	[5]
12/31/14[3,8]	10.00	.20		(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,6]	—	[7]	.47	[5,9]	2.94	[5,9]
Class 4:
12/31/15	9.80	.25		(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157		1.05		2.55
12/31/14[3,8]	10.00	.14		(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[6]	55		1.06	[9]	2.08	[9]

Asset Allocation Fund

Class 1:
12/31/15	$22.23	$ .40		$ (.02)	$ .38	$(.40)	$(1.59)	$(1.99)	$20.62	1.64%	$10,913		.29%		1.85%
12/31/14	22.49	.44		.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66	11,997		.30		1.95
12/31/13	18.43	.35		4.07	4.42	(.36)	—	(.36)	22.49	24.04	10,515		.31		1.71
12/31/12	16.17	.37		2.28	2.65	(.39)	—	(.39)	18.43	16.44	7,199		.31		2.11
12/31/11	16.28	.37		(.12)	.25	(.36)	—	(.36)	16.17	1.56	5,932		.31		2.25
Class 2:
12/31/15	22.06	.34		(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008		.54		1.60
12/31/14	22.33	.37		.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494		.55		1.69
12/31/13	18.31	.30		4.03	4.33	(.31)	—	(.31)	22.33	23.69	5,760		.56		1.47
12/31/12	16.06	.33		2.27	2.60	(.35)	—	(.35)	18.31	16.19	5,225		.56		1.86
12/31/11	16.17	.33		(.13)	.20	(.31)	—	(.31)	16.06	1.30	5,151		.56		1.99
Class 3:
12/31/15	22.25	.36		(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36		.47		1.67
12/31/14	22.51	.39		.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40		.48		1.76
12/31/13	18.45	.32		4.06	4.38	(.32)	—	(.32)	22.51	23.81	42		.49		1.54
12/31/12	16.18	.34		2.29	2.63	(.36)	—	(.36)	18.45	16.28	38		.49		1.93
12/31/11	16.29	.34		(.13)	.21	(.32)	—	(.32)	16.18	1.36	38		.49		2.05
Class 4:
12/31/15	22.11	.30		(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414		.79		1.45
12/31/14	22.46	.34		.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32		.80		1.55
12/31/13	18.43	.27		4.12	4.39	(.36)	—	(.36)	22.46	23.89	1		.79		1.22
12/31/12[3,4]	18.52	.01		.21	.22	(.31)	—	(.31)	18.43	1.17 [5,6]	—	[7]	.01	[5,6]	.08	[5,6]

See end of tables for footnotes.

American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
12/31/15	$11.11	$ .20		$ (.28)	$ (.08)	$(.14)	$(.15)	$(.29)	$10.74	(.69)%	$ 47		.72%		1.80%
12/31/14	11.37	.25	[2]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[2]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36		.70		2.05
12/31/12	9.35	.20		.98	1.18	(.19)	—	(.19)	10.34	12.58	32		.72		2.00
12/31/11[3,10]	10.00	.13		(.72)	(.59)	(.06)	—	(.06)	9.35	(5.89)[6]	28		.69	[9]	1.99	[9]
Class 2:
12/31/15	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/14	11.35	.22	[2]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[2]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156		.95		1.79
12/31/12	9.35	.17		.97	1.14	(.16)	—	(.16)	10.33	12.24	119		.97		1.76
12/31/11[3,10]	10.00	.09		(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)[6]	72		.94	[9]	1.45	[9]
Class 4:
12/31/15	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/14	11.35	.24	[2]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [5]	—	[7]	.67	[5]	2.07	[2,5]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49 [5]	—	[7]	.71	[5]	1.98	[5]
12/31/12[3,4]	10.47	.01		.03	.04	(.18)	—	(.18)	10.33	.40 [5,6]	—	[7]	.03	[5,6]	.05	[5,6]

Bond Fund

Class 1:
12/31/15	$11.08	$ .22		$ (.17)	$ .05	$(.21)	$(.22)	$(.43)	$10.70	.45%	$5,731		.38%		1.95%
12/31/14	10.73	.23		.37	.60	(.25)	— [11]	(.25)	11.08	5.59	4,977		.39		2.03
12/31/13	11.29	.22		(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506		.39		2.01
12/31/12	10.99	.25		.36	.61	(.31)	—	(.31)	11.29	5.58	3,917		.39		2.23
12/31/11	10.67	.32		.36	.68	(.36)	—	(.36)	10.99	6.41	4,354		.38		2.89
Class 2:
12/31/15	10.95	.18		(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/14	10.61	.20		.36	.56	(.22)	— [11]	(.22)	10.95	5.28	4,565		.64		1.79
12/31/13	11.17	.19		(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
12/31/12	10.87	.22		.36	.58	(.28)	—	(.28)	11.17	5.37	5,044		.64		1.97
12/31/11	10.56	.29		.35	.64	(.33)	—	(.33)	10.87	6.10	4,984		.63		2.64
Class 4:
12/31/15	11.01	.16		(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/14	10.69	.16		.39	.55	(.23)	— [11]	(.23)	11.01	5.15	29		.89		1.43
12/31/13	11.29	.17		(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58
12/31/12[3,4]	11.55	.01		(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)[5,6]	—	[7]	.02	[5,6]	.10	[5,6]

Global Bond Fund

Class 1:
12/31/15	$11.77	$ .27		$ (.71)	$ (.44)	$(.01)	$(.31)	$(.32)	$11.01	(3.75)%	$1,032		.57%		2.34%
12/31/14	11.88	.29		(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
12/31/13	12.32	.28		(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093		.56		2.37
12/31/12	11.96	.28		.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959		.56		2.29
12/31/11	11.82	.36		.22	.58	(.37)	(.07)	(.44)	11.96	4.86	619		.56		2.97
Class 2:
12/31/15	11.72	.24		(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/14	11.81	.26		(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
12/31/13	12.27	.25		(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496		.81		2.11
12/31/12	11.91	.25		.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664		.81		2.06
12/31/11	11.78	.33		.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639		.81		2.75
Class 4:
12/31/15	11.70	.21		(.71)	(.50)	— [11]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/14	11.87	.20		(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27		(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—	[7]	.79		2.25
12/31/12[3,4]	12.53	.01		(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)[5,6]	—	[7]	.02	[5,6]	.11	[5,6]

American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
12/31/15	$10.54	$ .64		$ (1.36)	$ (.72)	$(.63)	$ —	$ (.63)	$ 9.19	(6.94)%	$ 1,017		.48%		6.12%
12/31/14	11.13	.67		(.59)	.08	(.67)	—	(.67)	10.54	.80	1,017		.48		5.90
12/31/13	11.16	.75		.01	.76	(.79)	—	(.79)	11.13	6.89	856		.48		6.54
12/31/12	10.54	.81		.64	1.45	(.83)	—	(.83)	11.16	13.90	894		.48		7.25
12/31/11	11.20	.88		(.64)	.24	(.90)	—	(.90)	10.54	2.18	787		.47		7.70
Class 2:
12/31/15	10.41	.60		(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)	765		.73		5.85
12/31/14	10.99	.63		(.57)	.06	(.64)	—	(.64)	10.41	.63	929		.73		5.67
12/31/13	11.03	.71		.01	.72	(.76)	—	(.76)	10.99	6.60	1,061		.73		6.29
12/31/12	10.42	.78		.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135		.73		7.00
12/31/11	11.08	.84		(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064		.72		7.44
Class 3:
12/31/15	10.57	.62		(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)	12		.66		5.91
12/31/14	11.16	.65		(.59)	.06	(.65)	—	(.65)	10.57	.59	16		.66		5.74
12/31/13	11.18	.73		.02	.75	(.77)	—	(.77)	11.16	6.77	19		.66		6.36
12/31/12	10.56	.80		.63	1.43	(.81)	—	(.81)	11.18	13.67	21		.66		7.07
12/31/11	11.22	.86		(.64)	.22	(.88)	—	(.88)	10.56	1.97	21		.65		7.51
Class 4:
12/31/15	11.05	.62		(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)	1		.98		5.51
12/31/14	11.12	.63		(.59)	.04	(.11)	—	(.11)	11.05	.35	—	[7]	.98		5.49
12/31/13	11.16	.67		.08	.75	(.79)	—	(.79)	11.12	6.81	—	[7]	.93		5.82
12/31/12[3,4]	11.80	.04		— [11]	.04	(.68)	—	(.68)	11.16	.34 [5,6]	—	[7]	.02	[5,6]	.35 [5,6]

Mortgage Fund

Class 1:
12/31/15	$10.70	$ .10		$ .13	$ .23	$(.18)	$(.14)	$ (.32)	$10.61	2.09%	$ 272		.45%		.89%
12/31/14	10.23	.12		.45	.57	(.10)	—	(.10)	10.70	5.54	292		.45		1.12
12/31/13	10.47	.04		(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198		.44		.35
12/31/12	10.37	.01		.25	.26	(.06)	(.10)	(.16)	10.47	2.57	87		.45		.08
12/31/11[3,10]	10.00	—	[11]	.48	.48	(.01)	(.10)	(.11)	10.37	4.78	55		.42	[9]	.04 [9]
Class 2:
12/31/15	10.68	.07		.13	.20	(.15)	(.14)	(.29)	10.59	1.86	59		.70		.65
12/31/14	10.22	.10		.44	.54	(.08)	—	(.08)	10.68	5.23	52		.70		.91
12/31/13	10.46	—	[11]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49		.69		(.02)
12/31/12	10.36	(.02)		.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49		.70		(.16)
12/31/11[3,10]	10.00	(.02)		.48	.46	— [11]	(.10)	(.10)	10.36	4.60	22		.67	[9]	(.25)[9]
Class 4:
12/31/15	10.65	.04		.14	.18	(.17)	(.14)	(.31)	10.52	1.62	11		.97		.37
12/31/14	10.23	.05		.46	.51	(.09)	—	(.09)	10.65	4.98	1		.94		.47
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[5]	—	[7]	.38	[5]	.23 [5]
12/31/12[3,4]	10.60	—	[11]	.01	.01	(.06)	(.08)	(.14)	10.47	.09 [5,6]	—	[7]	.02	[5,6]	.04 [5,6]

See end of tables for footnotes.

American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/15	$12.40	$ .13	$ .09	$ .22	$(.21)	$(.10)	$(.31)	$12.31	1.93%	$ 1,426		.35%		1.02%
12/31/14	11.94	.15	.48	.63	(.17)	—	(.17)	12.40	5.24	1,723		.35		1.24
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584		.35		.67
12/31/12	13.00	.10	.18	.28	(.16)	(.37)	(.53)	12.75	2.22	1,809		.34		.75
12/31/11	12.59	.23	.74	.97	(.26)	(.30)	(.56)	13.00	7.85	1,785		.34		1.83
Class 2:
12/31/15	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59	1,579		.60		.79
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01	1,717		.60		1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.42
12/31/12	12.89	.06	.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995		.59		.50
12/31/11	12.49	.20	.73	.93	(.23)	(.30)	(.53)	12.89	7.58	2,002		.59		1.59
Class 3:
12/31/15	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64	11		.53		.85
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11	13		.53		1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.47
12/31/12	13.01	.07	.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20		.52		.58
12/31/11	12.61	.21	.73	.94	(.24)	(.30)	(.54)	13.01	7.56	24		.52		1.65
Class 4:
12/31/15	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29	46		.85		.56
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76	21		.85		.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—	[7]	.84		.68
12/31/12[3,4]	12.88	.01	(.01)	—	(.13)	—	(.13)	12.75	(.01)[5,6]	—	[7]	.02	[5,6]	.05	[5,6]

American Funds Insurance Series

		Loss from investment operations[1]
	Net asset value, beginning of period	Net investment loss	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net loss to average net assets

Cash Management Fund

Class 1:
12/31/15	$11.28	$(.03)	$ .01		$(.02)	$11.26	(.18)%	$ 39		.34%		(.24)%
12/31/14	11.31	(.03)	—		(.03)	11.28	(.27)	49		.34		(.26)
12/31/13	11.34	(.03)	—	[11]	(.03)	11.31	(.27)	57		.34		(.24)
12/31/12	11.36	(.03)	.01		(.02)	11.34	(.18)	66		.34		(.22)
12/31/11	11.39	(.02)	(.01)		(.03)	11.36	(.26)	75		.33		(.21)
Class 2:
12/31/15	11.06	(.05)	—	[11]	(.05)	11.01	(.45)	302		.59		(.49)
12/31/14	11.12	(.06)	—		(.06)	11.06	(.54)	331		.59		(.51)
12/31/13	11.17	(.05)	—	[11]	(.05)	11.12	(.45)	395		.59		(.49)
12/31/12	11.22	(.05)	—	[11]	(.05)	11.17	(.45)	459		.59		(.47)
12/31/11	11.28	(.05)	(.01)		(.06)	11.22	(.53)	530		.58		(.47)
Class 3:
12/31/15	11.16	(.05)	—	[11]	(.05)	11.11	(.45)	6		.52		(.42)
12/31/14	11.21	(.05)	—		(.05)	11.16	(.45)	8		.52		(.44)
12/31/13	11.26	(.05)	—	[11]	(.05)	11.21	(.44)	8		.52		(.42)
12/31/12	11.30	(.05)	.01		(.04)	11.26	(.35)	11		.52		(.40)
12/31/11	11.34	(.04)	—	[11]	(.04)	11.30	(.35)	12		.51		(.40)
Class 4:
12/31/15	11.25	(.08)	—	[11]	(.08)	11.17	(.71)	16		.85		(.74)
12/31/14	11.30	(.09)	.04		(.05)	11.25	(.44)	7		.84		(.77)
12/31/13	11.34	(.04)	—	[11]	(.04)	11.30	(.35)[5]	—	[7]	.37	[5]	(.32)[5]
12/31/12[3,4]	11.34	— [11]	—	[11]	— [11]	11.34	.00 [5,6]	—	[7]	.02	[5,6]	(.01)[5,6]

See end of tables for footnotes.

American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operation	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[12]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[12]		Net effective expense ratio[12,13]		Ratio of net income to average net assets[12]

Managed Risk Growth Fund

Class P1:
12/31/15	$11.37	$.09	$ .03	$ .12	$ —	$ —	$ —	$11.49	1.06%[5]		$ —	[7]	.53%[5]		.29%[5]		.63%[5]		.80%[5]
12/31/14	11.43	.31	(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18	[5]	—	[7]	.50	[5]	.32	[5]	.65	[5]	2.71	[5]
12/31/13[3,14]	10.00	.12	1.38	1.50	(.07)	—	(.07)	11.43	15.05	[5,6]	—	[7]	.88	[5,9]	.25	[5,9]	.58	[5,9]	1.64	[5,9]
Class P2:
12/31/15	11.35	.04	.04	.08	—	—	—	11.43	.71		146		.89		.66		1.00		.31
12/31/14	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79		.87		.69		1.02		1.01
12/31/13[3,14]	10.00	.12	1.37	1.49	(.06)	—	(.06)	11.43	14.94	[5,6]	28		1.05	[5,9]	.52	[5,9]	.85	[5,9]	1.69	[5,9]

Managed Risk International Fund

Class P1:
12/31/15	$10.10	$.18	$ (.80)	$ (.62)	$ — [11]	$ —	$ — [11]	$ 9.48	(6.12)%[5]		$ —	[7]	.45%[5]		.21%[5]		.72%[5]		1.75%[5]
12/31/14	10.82	.14	(.71)	(.57)	(.15)	—	(.15)	10.10	(5.31)[5]		—	[7]	.50	[5]	.25	[5]	.76	[5]	1.33	[5]
12/31/13[3,14]	10.00	.13	.78	.91	(.09)	—	(.09)	10.82	9.08	[5,6]	—	[7]	1.05	[5,9]	.23	[5,9]	.73	[5,9]	1.92	[5,9]
Class P2:
12/31/15	10.09	.13	(.79)	(.66)	— [11]	—	— [11]	9.43	(6.52)		83		.90		.66		1.17		1.30
12/31/14	10.82	.16	(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)		46		.91		.67		1.18		1.51
12/31/13[3,14]	10.00	.18	.72	.90	(.08)	—	(.08)	10.82	8.99	[5,6]	17		1.19	[5,9]	.44	[5,9]	.94	[5,9]	2.66	[5,9]

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/15	$11.70	$.19	$(1.02)	$ (.83)	$ (.07)	$ —	$ (.07)	$10.80	(7.07)%[5]		$ —	[7]	.50%[5]		.27%[5]		.66%[5]		1.64%[5]
12/31/14	11.05	.40	.55	.95	(.30)	—	(.30)	11.70	8.58	[5]	—	[7]	.50	[5]	.31	[5]	.70	[5]	3.43	[5]
12/31/13[3,14]	10.00	.20	1.01	1.21	(.16)	—	(.16)	11.05	12.16	[5,6]	—	[7]	.84	[5,9]	.24	[5,9]	.64	[5,9]	2.80	[5,9]
Class P2:
12/31/15	11.67	.18	(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)		137		.89		.66		1.05		1.57
12/31/14	11.05	.50	.40	.90	(.28)	—	(.28)	11.67	8.10		98		.88		.69		1.08		4.27
12/31/13[3,14]	10.00	.28	.92	1.20	(.15)	—	(.15)	11.05	12.05	[5,6]	26		1.04	[5,9]	.54	[5,9]	.94	[5,9]	3.91	[5,9]

Managed Risk Growth-Income Fund

Class P1:
12/31/15	$11.67	$.25	$ (.63)	$ (.38)	$ (.04)	$ —	$ (.04)	$11.25	(3.27)%[5]		$ 1		.56%[5]		.31%[5]		.59%[5]		2.17%[5]
12/31/14	11.50	.35	.21	.56	(.14)	(.25)	(.39)	11.67	4.85	[5]	—	[7]	.45	[5]	.25	[5]	.52	[5]	2.94	[5]
12/31/13[3,14]	10.00	.14	1.47	1.61	(.11)	—	(.11)	11.50	16.15	[5,6]	—	[7]	.92	[5,9]	.23	[5,9]	.50	[5,9]	2.01	[5,9]
Class P2:
12/31/15	11.65	.12	(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)		122		.89		.66		.94		1.04
12/31/14	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42		76		.87		.69		.96		1.38
12/31/13[3,14]	10.00	.20	1.40	1.60	(.10)	—	(.10)	11.50	16.04	[5,6]	24		1.09	[5,9]	.50	[5,9]	.77	[5,9]	2.73	[5,9]

Managed Risk Asset Allocation Fund

Class P1:
12/31/15	$12.29	$.25	$ (.34)	$ (.09)	$ (.22)	$ (.26)	$ (.48)	$11.72	(.83)%		$ 712		.54%		.40%		.68%		2.06%
12/31/14	11.93	.13	.26	.39	(.03)	—	(.03)	12.29	3.24		277		.53		.48		.76		1.04
12/31/13	9.99	.27	1.81	2.08	(.14)	—	(.14)	11.93	20.82	[5]	112		.55	[5]	.47	[5]	.75	[5]	2.37	[5]
12/31/12[3,15]	10.00	.15	(.03)	.12	(.13)	—	(.13)	9.99	1.24	[5,6]	—	[7]	.15	[5,9]	.07	[5,9]	.37	[5,9]	1.72	[5,9]
Class P2:
12/31/15	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)		1,953		.79		.66		.94		1.16
12/31/14	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91		1,780		.79		.73		1.01		1.33
12/31/13	9.99	.28	1.77	2.05	(.11)	—	(.11)	11.93	20.58	[5]	795		.80	[5]	.73	[5]	1.01	[5]	2.43	[5]
12/31/12[3,15]	10.00	.17	(.05)	.12	(.13)	—	(.13)	9.99	1.21	[5,6]	—	[7]	.24	[5,9]	.11	[5,9]	.41	[5,9]	2.38	[5,9]

American Funds Insurance Series

Portfolio turnover rate for all share classes	Period ended December 31
including mortgage dollar roll transactions[16]	2015	2014	2013		2012	2011

Global Growth Fund	29%	22%	39%		22%	28%
Global Small Capitalization Fund	36	28	36		40	44
Growth Fund	20	29	19		21	19
International Fund	37	18	21		29	24
New World Fund	39	36	43		32	22
Blue Chip Income and Growth Fund	26	37	30		36	27
Global Growth and Income Fund	37	28	31		30	25
Growth-Income Fund	25	25	19		25	22
International Growth and Income Fund	35	34	34		31	48
Capital Income Builder Fund	128	35 [6,8]
Asset Allocation Fund	76	88	74		61	43
Global Balanced Fund	76	73	81		80	34	[6,10]
Bond Fund	434	365	354		253	163
Global Bond Fund	159	200	213		160	101
High-Income Bond Fund	66	54	64		48	51
Mortgage Fund	1103	790	715		444	480	[6,10]
U.S. Government/AAA-Rated Securities Fund	901	387	621		447	234
Cash Management Fund	—	—	—		—	—
Managed Risk Growth Fund	16	22	10	[6,14]
Managed Risk International Fund	15	22	6	[6,14]
Managed Risk Blue Chip Income and Growth Fund	20	22	3	[6,14]
Managed Risk Growth-Income Fund	11	28	2	[6,14]
Managed Risk Asset Allocation Fund	3	3	3		— [6,15,17]

Portfolio turnover rate for all share classes	Period ended December 31
excluding mortgage dollar roll transactions[16]	2015	2014	2013		2012	2011

Capital Income Builder	38%	24%[6,8]
Asset Allocation Fund	28	42
Global Balanced Fund	36	40
Bond Fund	141	121	Not available
Global Bond Fund	88	134
Mortgage Fund	138	108
U.S. Government/AAA-Rated Securities Fund	352	88

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class 4 shares were offered beginning December 14, 2012.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Not annualized.
[7]	Amount less than $1 million.
[8]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[9]	Annualized.
[10]	For the period May 2, 2011, commencement of operations, through December 31, 2011.
[11]	Amount less than $.01.
[12]	This column reflects the impact of certain reimbursements/waivers by CRMC. CRMC reimbursed certain expenses and waived a portion of investment advisory services for the managed risk funds.
[13]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented, which is unaudited. See Expense Example for further information regarding fees and expenses.
[14]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[15]	For the period September 28, 2012, commencement of operations, through December 31, 2012.
[16]	Refer to Note 5 for further information on mortgage dollar rolls.
[17]	Amount less than 1%.

American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/ AAA-Rated Securities Fund, Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the portfolios constituting American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2015, and the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

February 5, 2016

American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2015, through December 31, 2015).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series

	Beginning account value 7/1/2015	Ending account value 12/31/2015	Expenses paid during period	[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$991.21	$2.76		.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80		.55
Class 2 – actual return	1,000.00	990.06	4.01		.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08		.80
Class 4 – actual return	1,000.00	988.77	5.31		1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40		1.06
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$869.61	$3.44		.73%
Class 1 – assumed 5% return	1,000.00	1,021.53	3.72		.73
Class 2 – actual return	1,000.00	868.77	4.62		.98
Class 2 – assumed 5% return	1,000.00	1,020.27	4.99		.98
Class 4 – actual return	1,000.00	867.26	5.79		1.23
Class 4 – assumed 5% return	1,000.00	1,019.00	6.26		1.23
Growth Fund
Class 1 – actual return	$1,000.00	$1,010.78	$1.77		.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79		.35
Class 2 – actual return	1,000.00	1,009.46	3.04		.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06		.60
Class 3 – actual return	1,000.00	1,009.96	2.69		.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70		.53
Class 4 – actual return	1,000.00	1,008.23	4.30		.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33		.85
International Fund
Class 1 – actual return	$1,000.00	$906.87	$2.60		.54%
Class 1 – assumed 5% return	1,000.00	1,022.48	2.75		.54
Class 2 – actual return	1,000.00	905.85	3.79		.79
Class 2 – assumed 5% return	1,000.00	1,021.22	4.02		.79
Class 3 – actual return	1,000.00	906.31	3.46		.72
Class 3 – assumed 5% return	1,000.00	1,021.58	3.67		.72
Class 4 – actual return	1,000.00	904.80	5.04		1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35		1.05
New World Fund
Class 1 – actual return	$1,000.00	$931.76	$3.80		.78%
Class 1 – assumed 5% return	1,000.00	1,021.27	3.97		.78
Class 2 – actual return	1,000.00	930.99	5.01		1.03
Class 2 – assumed 5% return	1,000.00	1,020.01	5.24		1.03
Class 4 – actual return	1,000.00	929.64	6.23		1.28
Class 4 – assumed 5% return	1,000.00	1,018.75	6.51		1.28
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$973.49	$2.04		.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09		.41
Class 2 – actual return	1,000.00	973.30	3.28		.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36		.66
Class 4 – actual return	1,000.00	971.69	4.52		.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63		.91

American Funds Insurance Series

	Beginning account value 7/1/2015	Ending account value 12/31/2015	Expenses paid during period	[1]	Annualized expense ratio
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$955.21	$3.15		.64%
Class 1 – assumed 5% return	1,000.00	1,021.98	3.26		.64
Class 2 – actual return	1,000.00	953.65	4.38		.89
Class 2 – assumed 5% return	1,000.00	1,020.72	4.53		.89
Class 4 – actual return	1,000.00	952.60	5.61		1.14
Class 4 – assumed 5% return	1,000.00	1,019.46	5.80		1.14
Growth-Income Fund
Class 1 – actual return	$1,000.00	$986.72	$1.45		.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48		.29
Class 2 – actual return	1,000.00	985.25	2.70		.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75		.54
Class 3 – actual return	1,000.00	985.75	2.35		.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40		.47
Class 4 – actual return	1,000.00	984.20	3.95		.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02		.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$913.63	$3.28		.68%
Class 1 – assumed 5% return	1,000.00	1,021.78	3.47		.68
Class 2 – actual return	1,000.00	911.89	4.48		.93
Class 2 – assumed 5% return	1,000.00	1,020.52	4.74		.93
Class 4 – actual return	1,000.00	910.95	5.68		1.18
Class 4 – assumed 5% return	1,000.00	1,019.26	6.01		1.18
Capital Income Builder
Class 1 – actual return	$1,000.00	$977.82	$2.79		.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85		.56
Class 2 – actual return	1,000.00	976.82	2.29		.46
Class 2 – assumed 5% return	1,000.00	1,022.89	2.35		.46
Class 4 – actual return	1,000.00	974.48	5.23		1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35		1.05
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,005.78	$1.47		.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48		.29
Class 2 – actual return	1,000.00	1,004.63	2.73		.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75		.54
Class 3 – actual return	1,000.00	1,005.15	2.38		.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40		.47
Class 4 – actual return	1,000.00	1,003.35	3.99		.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02		.79
Global Balanced Fund
Class 1 – actual return	$1,000.00	$983.98	$3.65		.73%
Class 1 – assumed 5% return	1,000.00	1,021.53	3.72		.73
Class 2 – actual return	1,000.00	983.07	4.90		.98
Class 2 – assumed 5% return	1,000.00	1,020.27	4.99		.98
Class 4 – actual return	1,000.00	982.64	6.75		1.35
Class 4 – assumed 5% return	1,000.00	1,018.40	6.87		1.35

American Funds Insurance Series

	Beginning account value 7/1/2015	Ending account value 12/31/2015	Expenses paid during period	[1]	Annualized expense ratio
Bond Fund
Class 1 – actual return	$1,000.00	$1,005.75	$1.92		.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94		.38
Class 2 – actual return	1,000.00	1,004.51	3.18		.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21		.63
Class 4 – actual return	1,000.00	1,002.90	4.44		.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48		.88
Global Bond Fund
Class 1 – actual return	$1,000.00	$986.56	$2.85		.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91		.57
Class 2 – actual return	1,000.00	984.68	4.10		.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18		.82
Class 4 – actual return	1,000.00	983.74	5.35		1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45		1.07
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$912.75	$2.31		.48%
Class 1 – assumed 5% return	1,000.00	1,022.79	2.45		.48
Class 2 – actual return	1,000.00	911.22	3.52		.73
Class 2 – assumed 5% return	1,000.00	1,021.53	3.72		.73
Class 3 – actual return	1,000.00	912.16	3.18		.66
Class 3 – assumed 5% return	1,000.00	1,021.88	3.36		.66
Class 4 – actual return	1,000.00	910.48	4.72		.98
Class 4 – assumed 5% return	1,000.00	1,020.27	4.99		.98
Mortgage Fund
Class 1 – actual return	$1,000.00	$1,013.09	$2.33		.46%
Class 1 – assumed 5% return	1,000.00	1,022.89	2.35		.46
Class 2 – actual return	1,000.00	1,012.09	3.60		.71
Class 2 – assumed 5% return	1,000.00	1,021.63	3.62		.71
Class 4 – actual return	1,000.00	1,010.52	4.92		.97
Class 4 – assumed 5% return	1,000.00	1,020.32	4.94		.97
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,011.24	$1.77		.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79		.35
Class 2 – actual return	1,000.00	1,009.06	3.04		.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06		.60
Class 3 – actual return	1,000.00	1,009.51	2.68		.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70		.53
Class 4 – actual return	1,000.00	1,007.39	4.30		.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33		.85
Cash Management Fund
Class 1 – actual return	$1,000.00	$999.11	$1.76		.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79		.35
Class 2 – actual return	1,000.00	998.19	3.02		.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06		.60
Class 3 – actual return	1,000.00	997.31	2.67		.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70		.53
Class 4 – actual return	1,000.00	996.43	4.33		.86
Class 4 – assumed 5% return	1,000.00	1,020.87	4.38		.86

American Funds Insurance Series

	Beginning account value 7/1/2015	Ending account value 12/31/2015	Expenses paid during period	[1,2]	Annualized expense ratio [2]	Effective expenses paid during period	[3]	Effective annualized expense ratio [4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$981.21	$1.50		.30%	$3.20		.64%
Class P1 – assumed 5% return	1,000.00	1,023.69	1.53		.30	3.26		.64
Class P2 – actual return	1,000.00	980.27	3.14		.63	4.84		.97
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	4.94		.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$917.71	$.92		.19%	$3.38		.70%
Class P1 – assumed 5% return	1,000.00	1,024.25	.97		.19	3.57		.70
Class P2 – actual return	1,000.00	916.43	3.04		.63	5.51		1.14
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	5.80		1.14
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$951.52	$1.18		.24%	$3.10		.63%
Class P1 – assumed 5% return	1,000.00	1,024.00	1.22		.24	3.21		.63
Class P2 – actual return	1,000.00	949.54	3.10		.63	5.01		1.02
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	5.19		1.02
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$962.31	$1.63		.33%	$3.02		.61%
Class P1 – assumed 5% return	1,000.00	1,023.54	1.68		.33	3.11		.61
Class P2 – actual return	1,000.00	961.13	3.11		.63	4.50		.91
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	4.63		.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$989.51	$1.91		.38%	$3.31		.66%
Class P1 – assumed 5% return	1,000.00	1,023.29	1.94		.38	3.36		.66
Class P2 – actual return	1,000.00	987.64	3.16		.63	4.56		.91
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	4.63		.91

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series

Approval of Investment Advisory and Service Agreement – American Funds Insurance Series

The American Funds Insurance Series board has approved the series Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2017. The agreement was amended to add an additional advisory fee breakpoint for Asset Allocation Fund when the fund’s net assets exceed $21 billion. The board approved the agreement following the recommendation of the series Contracts Committee (the “committee”), which is composed of all of the series independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under each fund’s agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through July 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Global Growth Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average (the average for the Lipper category that includes the fund) and (ii) the MSCI ACWI (All Country World Index). They noted that the fund’s investment results were higher than both of the comparisons for all periods.

Global Small Capitalization Fund seeks to provide long-term growth of capital by investing primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Small/Mid-Cap Funds Average (the average for the Lipper category that includes the fund) and (ii) the MSCI All Country World Small Cap Index. They noted that the fund’s investment results were higher than both benchmarks over the seven-month, one-year, three-year and 10-year periods, as well as over the lifetime of the fund since April 30, 1998, but mixed for the five-year period.

American Funds Insurance Series

Growth Fund seeks to provide growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Capital Appreciation Funds Average, (ii) the Lipper Growth Funds Average (the average for the Lipper category that includes the fund) and (iii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than all three benchmarks over the seven-month, one-year, three-year and 10-year periods, and over the lifetime of the fund since February 8, 1984, and were mixed over the five-year period.

International Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies domiciled outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average (the average for the Lipper category that includes the fund) and (ii) the MSCI All Country World ex USA Index. They noted that the fund’s investment results were higher than both benchmarks over the one-year, three-year, five-year and 10-year periods, and over the lifetime of the fund since May 1, 1990, and were mixed over the seven-month period.

New World Fund seeks long-term capital appreciation by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average (the average for the Lipper category that includes the fund) and (ii) the MSCI ACWI (All Country World Index). They noted that the fund’s investment results were higher than the benchmarks over the 10-year period and lifetime of the fund since June 17, 1999, and were mixed for the seven-month, one-year, three-year and five-year periods.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal by investing primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average (the average for the Lipper category that includes the fund) and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were mixed for the one-year, three-year, five-year and 10-year periods, and below both benchmarks over the seven-month period and lifetime of the fund since July 5, 2001.

Global Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average (the average for the Lipper category that includes the fund) and (ii) the MSCI ACWI (All Country World Index). They noted that the fund’s investment results were higher than all of the comparisons.

Growth-Income Fund seeks to provide long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average (the average for the Lipper category that includes the fund) and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than both benchmarks over the seven-month and three-year periods, as well as over the lifetime of the fund since February 8, 1984, and were mixed for the one-year, five-year and 10-year periods.

International Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average (the average for the Lipper category that includes the fund) and (ii) the MSCI All Country World ex USA Index. They noted that the fund’s investment results were above both benchmarks over the five-year period and lifetime of the fund since November 18, 2008, and were mixed for the seven-month, one-year and three-year periods.

American Funds Insurance Series

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Equity Income Funds Average (the average for the Lipper category that includes the fund) and (ii) the Standard and Poor’s 500 Composite Index. They noted that the fund’s investment results were above the Lipper average but below the S&P 500 index over the seven-month and one-year periods, and over the short lifetime of the fund since May 1, 2014.

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average (the average for the Lipper category that includes the fund), (ii) the Barclays U.S. Aggregate Index, (iii) the Standard and Poor’s 500 Composite Index and (iv) a customized index composed of 60% S&P 500 and 40% Barclays Index. They noted that for the three-year, five-year and 10-year periods, the fund’s investment results were above all benchmarks except the S&P 500 index. For the seven-month and one-year periods, the fund’s results were above the Lipper average and the Barclays index but below the S&P 500 index and the 60/40 index, and for the lifetime of the fund since August 1, 1989, the fund’s results were above the Barclays index but below the Lipper average, the S&P 500 index and the 60/40 index.

Global Balanced Fund seeks the balanced accomplishment of three objectives — long-term growth of capital, conservation of principal and current income — by investing in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Flexible Portfolio Funds Average (the average for the Lipper category that includes the fund), (ii) the Barclays Global Aggregate Bond Index, (iii) the MSCI ACWI (All Country World Index) and (iv) a customized index composed of 60% MSCI ACWI and 40% Barclays Index. They noted that the fund’s investment results were above all benchmarks for the seven-month period, except for the MSCI ACWI. For the one-year and three-year periods and lifetime of the fund since May 2, 2011, the fund’s results were above the Barclays index and the 60/40 index, but below the Lipper Average and the MSCI ACWI.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Core Bond Funds Average (the average for the Lipper category that includes the fund) and (ii) the Barclays U.S. Aggregate Index. They noted that the fund’s investment results were above the Lipper average and the Barclays index for the seven-month and three-year periods, but below both benchmarks for the 10-year period, and mixed for the one-year and five-year periods, and for the lifetime of the fund since January 2, 1996.

American Funds Insurance Series

Global Bond Fund seeks to provide a high level of total return by investing primarily in debt securities of governmental, supranational and corporate issuers domiciled in various countries and dominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Income Funds Average (the average for the Lipper category that includes the fund) and (ii) the Barclays Global Aggregate Bond Index. They noted that the fund’s results were higher than both benchmarks for the lifetime of the fund since October 4, 2006. They also noted that the fund’s investment results were mixed for the seven-month, one-year, three-year and five-year periods.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average (the average for the Lipper category that includes the fund) and (ii) the Barclays U.S. Corporate High Yield 2% Issuer Capped Index. They noted that the fund’s investment results were higher than the Lipper average over the lifetime of the fund since February 8, 1984, and were lower than both benchmarks over the seven-month, one-year, three-year, five-year and 10-year periods.

Mortgage Fund seeks to provide current income and preservation of capital by investing in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper GNMA Funds Average, (ii) the Lipper Intermediate U.S. Government Funds Average (the average for the Lipper category that includes the fund) and (iii) the Barclays U.S. Mortgage-Backed Securities Index. They noted that the fund’s results were above all the benchmarks over the seven-month and three-year periods, as well as the lifetime of the fund since May 2, 2011. They also noted that the fund’s investment results were above the Lipper averages but below the Barclays index for the one-year period.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average (the average for the Lipper category that includes the fund) and (ii) the Barclays U.S. Government/Mortgage-Backed Securities Index. They noted that the fund’s investment results were above both benchmarks for the seven-month period. They also noted that the fund’s results were above the Lipper average but below the Barclays index for the one-year, three-year, five-year and 10-year periods, as well as over the lifetime of the fund since December 2, 1985.

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against the Lipper Money Market Funds Average (the average for the Lipper category that includes the fund). They noted that the fund’s investment results were lower than all of the comparisons.

The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

American Funds Insurance Series

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the expenses of each fund except Cash Management Fund were less than the median fees and expenses of the other funds included in its Lipper category described above. They also observed that each fund’s advisory fees were at or less than the median fees of the other funds included in its Lipper category, except Cash Management Fund, which was 20% above the median. They noted, however, that Cash Management Fund is not a stable net asset value fund, and that unlike many other money market funds CRMC does not otherwise waive any fees.

The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding advisory fees charged to clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

American Funds Insurance Series

Approval of Investment Advisory and Service Agreement – American Funds Insurance Series Managed Risk Funds

The American Funds Insurance Series board has approved the series Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2017. The board has also approved the series Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) for the same term. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series Contracts Committee (the “committee”), which is composed of all of the series independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, the administrative, compliance and shareholder services provided by CRMC to the funds under the agreements and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds of the Series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through July 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Managed Risk Growth Fund seeks to provide growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth Funds Average (the average for the Lipper category that includes the fund) and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than the Lipper average and S&P 500 index for the seven-month period, and were lower than the benchmarks for the one-year period and lifetime of the fund since May 1, 2013. In addition, they noted that the total return of the fund for the one-year and three-month periods through July 31, 2015, was below that of a composite index composed of 70% of the S&P 500 and 30% of a mix of money market securities.

American Funds Insurance Series

Managed Risk International Fund seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper International Funds Average (the average for the Lipper category that includes the fund) and (ii) the MSCI All Country World ex USA Index. They noted that the fund’s investment results were mixed for the one-year period and below the Lipper average and MSCI index for the seven-month period and lifetime of the fund since May 1, 2013. In addition, they noted that the total return of the fund for the one-year and three-month periods through July 31, 2015, was below that of a composite index composed of 70% of the MSCI index and 30% of a mix of money market securities.

Managed Risk Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth and Income Funds Average (the average for the Lipper category that includes the fund) and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were below both benchmarks for the seven-month and one-year periods, as well as the lifetime of the fund since May 1, 2013. In addition, they noted that the total return of the fund for the one-year and three-month periods through July 31, 2015, was above that of a composite index composed of 70% of the S&P 500 and 30% of a mix of money market securities.

Managed Risk Growth-Income Fund seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth and Income Funds Average (the average for the Lipper category that includes the fund) and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were below both benchmarks for the seven-month and one-year periods, as well as the lifetime of the fund since May 1, 2013. In addition, they noted that the total return of the fund for the one-year and three-month periods through July 31, 2015, was below that of a composite index composed of 70% of the S&P 500 and 30% of a mix of money market securities.

Managed Risk Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Balanced Funds Average (the average for the Lipper category that includes the fund), (ii) the Barclays U.S. Aggregate Index and (iii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than the Barclays index but below the S&P 500 index for all periods. For the lifetime of the fund since October 1, 2012, the fund’s investment results were above the Lipper average, and for the seven-month and one-year periods, the fund’s investment results were below the Lipper average. In addition, they noted that the total return of the fund for the one-year and three-month periods through July 31, 2015, was below that of a composite index composed of 60% of the S&P 500, 30% of the Barclays index and 10% of a mix of money market securities.

The board and the committee reviewed the standard deviation of investment results of each fund based on monthly returns, for the one-year and three-month periods through July 31, 2015, a measure of the fund’s volatility, with the volatility for that period of the composite index and of a group of funds with volatility management strategies identified by management. They noted that each fund’s volatility for the period was greater than that of the composite index and most of the selected funds. The board and committee also noted, however, that for those periods the equity markets did not encounter large sustained market declines of the type that Milliman FRM’s volatility management program was designed to protect against. The board and the committee concluded that in view of the funds’ short history, each fund’s investment results and the results of the services provided by Milliman FRM have been satisfactory for renewal of the agreement, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

American Funds Insurance Series

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due Milliman FRM under the subadvisory agreement. They observed that each fund’s total advisory fees and expenses were at or near the median of the other funds in its Lipper category described above.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

American Funds Insurance Series

Board of trustees and other officers

Independent trustees1

	Year first		Number of
	elected		portfolios in fund
	a trustee		complex overseen	Other directorships[3]
Name and year of birth	of the series[2]	Principal occupation(s) during past five years	by trustee	held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	1999	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
Mary Davis Holt, 1950	2015	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	83	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2010	President and University Professor, The University of Tulsa	80	None

Interested trustee4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Vice Chairman of the Board	1998	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 President	1998	Partner — Capital World Investors, Capital Research and Management Company
Michael J. Downer, 1955 Executive Vice President	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company; Chairman of the Board, Capital Bank and Trust Company[6]
Abner D. Goldstine, 1929 Senior Vice President	1993	Partner — Capital Fixed Income Investors, Capital Research and Management Company
John H. Smet, 1956 Senior Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International Asset Management (Canada), Inc.[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.;[6] Vice President — Private Client Services Division, Capital Bank and Trust Company[6]
Maria T. Manotok, 1974 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
S. Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Dylan Yolles, 1969 Vice President	2012	Partner — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the directors/trustees and/or officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series

Result of Special Shareholder Meeting of Cash Management Fund

(Held December 4, 2015)

Shares outstanding (all classes) on September 30, 2015 (record date):	35,345,696.506
Shares voting on December 4, 2015:	35,345,696.492	(99.999%)

Proposal 1:

To approve the conversion of the Fund from a cash management fund with a floating net asset value per share to an ultra-short-term bond fund with a net asset value per share that will continue to fluctuate.

	Shares	Percent of voted	Percent of total

Votes for:	28,291,575.955	80.043%	80.042%
Votes against:	4,718,408.227	13.349	13.349
Votes abstain:	2,335,712.310	6.608	6.608

American Funds Insurance Series

Offices of the series and of the investment adviser

Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public
accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2015, portfolios of American Funds Insurance Series investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2016, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success	The Capital SystemSM	Superior long-term track record

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 26 years of investment experience, including 23 years at our company, reflecting a career commitment to our long-term approach.[1]	The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.	Our AFIS equity funds have beaten their comparable Lipper indexes in 91% of 10-year periods and 100% of 20-year periods. Our AFIS fixed-income funds have beaten comparable Lipper indexes in 55% of 10-year periods and 87% of 20-year periods.[2] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[3]

[1]	Portfolio manager experience as of December 31, 2015.

[2]	Based on Class 2 share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index (except Global Small Capitalization Fund, for which the Lipper average was used). The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth and Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and Lipper General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund).

[3]	Based on management fees for the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

Lit. No. INGEARX-998-0216P

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the fiscal year, December 31, 2015, the Registrant had adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

(e)	Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES

2015: $1,998,769

2014: $2,073,608

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:

2015: $75,754

2014: $72,754

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940. In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,474 and $103,940 for the fiscal years ended December 31, 2015 and 2014, respectively.

(c)	TAX FEES:

2015: $0

2014: $0

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax fees for the years ended December 31, 2015 and December 31, 2014 were $0 and $0 as the tax services were provided by a service provider other than the principal accountant.

(d)	ALL OTHER FEES:

2015: $51,915

2014: $1,863

These fees represent other fees for John Hancock Variable Insurance Trust billed to the registrant or to control affiliates.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X: None.

(f)	Not applicable

(g)	The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $7,175,112 for the fiscal year ended December 31, 2015 and $5,314,832 for the fiscal year ended December 31, 2014.

(h)	The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Insert 6A-1 Main Portfolio of Investments

  -2 Bond Portfolio of Investment

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

500 Index Trust B

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.6%
Consumer discretionary - 12.7%
Auto components - 0.4%
BorgWarner, Inc.	43,459	$1,878,733
Delphi Automotive PLC	54,616	4,682,230
Johnson Controls, Inc.	125,758	4,966,183
The Goodyear Tire & Rubber Company	51,813	1,692,731
		13,219,877
Automobiles - 0.6%
Ford Motor Company	750,559	10,575,376
General Motors Company	272,720	9,275,207
Harley-Davidson, Inc.	35,493	1,611,027
		21,461,610
Distributors - 0.1%
Genuine Parts Company	29,241	2,511,509
Diversified consumer services - 0.0%
H&R Block, Inc.	45,653	1,520,701
Hotels, restaurants and leisure - 1.8%
Carnival Corp.	89,183	4,858,690
Chipotle Mexican Grill, Inc. (I)	5,963	2,861,346
Darden Restaurants, Inc.	22,095	1,406,126
Marriott International, Inc., Class A (L)	38,351	2,571,051
McDonald’s Corp.	177,922	21,019,705
Royal Caribbean Cruises, Ltd.	33,067	3,346,711
Starbucks Corp.	288,807	17,337,084
Starwood Hotels & Resorts Worldwide, Inc.	32,797	2,272,176
Wyndham Worldwide Corp.	23,140	1,681,121
Wynn Resorts, Ltd. (L)	15,657	1,083,308
Yum! Brands, Inc.	83,057	6,067,314
		64,504,632
Household durables - 0.4%
D.R. Horton, Inc.	61,979	1,985,187
Garmin, Ltd. (L)	23,061	857,177
Harman International Industries, Inc.	13,658	1,286,720
Leggett & Platt, Inc.	26,360	1,107,647
Lennar Corp., Class A	36,502	1,785,313
Mohawk Industries, Inc. (I)	12,329	2,334,989
Newell Rubbermaid, Inc.	51,751	2,281,184
PulteGroup, Inc.	62,909	1,121,038
Whirlpool Corp.	15,109	2,219,059
		14,978,314
Internet and catalog retail - 2.2%
Amazon.com, Inc. (I)	74,515	50,363,945
Expedia, Inc.	22,942	2,851,691
Netflix, Inc. (I)	82,163	9,397,804
The Priceline Group, Inc. (I)	9,631	12,279,043
TripAdvisor, Inc. (I)	21,500	1,832,875
		76,725,358
Leisure products - 0.1%
Hasbro, Inc.	21,486	1,447,297
Mattel, Inc.	64,975	1,765,371
		3,212,668
Media - 3.0%
Cablevision Systems Corp., Class A	42,019	1,340,406
CBS Corp., Class B	85,401	4,024,949
Comcast Corp., Class A	473,523	26,720,903
Discovery Communications, Inc., Series A (I)	28,262	754,030
Discovery Communications, Inc., Series C (I)	50,315	1,268,944
News Corp., Class A	73,458	981,399
News Corp., Class B	21,325	297,697

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Omnicom Group, Inc.	46,897	$3,548,227
Scripps Networks Interactive, Inc., Class A	18,121	1,000,460
TEGNA, Inc.	43,794	1,117,623
The Interpublic Group of Companies, Inc.	79,248	1,844,893
The Walt Disney Company	294,866	30,984,519
Time Warner Cable, Inc.	54,654	10,143,236
Time Warner, Inc.	154,374	9,983,367
Twenty-First Century Fox, Inc., Class A	227,844	6,188,243
Twenty-First Century Fox, Inc., Class B	82,849	2,255,978
Viacom, Inc., Class B	66,877	2,752,657
		105,207,531
Multiline retail - 0.6%
Dollar General Corp.	57,004	4,096,877
Dollar Tree, Inc. (I)	45,283	3,496,753
Kohl’s Corp.	37,927	1,806,463
Macy’s, Inc.	58,503	2,046,435
Nordstrom, Inc. (L)	27,046	1,347,161
Target Corp.	118,703	8,619,025
		21,412,714
Specialty retail - 2.6%
Advance Auto Parts, Inc.	14,227	2,141,306
AutoNation, Inc. (I)	14,661	874,675
AutoZone, Inc. (I)	5,954	4,417,332
Bed Bath & Beyond, Inc. (I)	32,894	1,587,136
Best Buy Company, Inc.	59,175	1,801,879
CarMax, Inc. (I)	40,191	2,169,108
GameStop Corp., Class A (L)	20,366	571,063
L Brands, Inc.	49,520	4,745,006
Lowe’s Companies, Inc.	178,194	13,549,872
O’Reilly Automotive, Inc. (I)	19,128	4,847,418
Ross Stores, Inc.	79,443	4,274,828
Signet Jewelers, Ltd.	15,357	1,899,507
Staples, Inc.	123,030	1,165,094
The Gap, Inc. (L)	45,717	1,129,210
The Home Depot, Inc.	245,576	32,477,426
The TJX Companies, Inc.	129,728	9,199,012
Tiffany & Company	21,580	1,646,338
Tractor Supply Company	26,200	2,240,100
Urban Outfitters, Inc. (I)	19,043	433,228
		91,169,538
Textiles, apparel and luxury goods - 0.9%
Coach, Inc.	53,031	1,735,705
Fossil Group, Inc. (I)(L)	8,250	301,620
Hanesbrands, Inc.	77,162	2,270,878
Michael Kors Holdings, Ltd. (I)	33,500	1,342,010
NIKE, Inc., Class B	261,106	16,319,125
PVH Corp.	15,882	1,169,709
Ralph Lauren Corp.	11,639	1,297,516
Under Armour, Inc., Class A (I)	34,735	2,799,988
VF Corp.	65,306	4,065,299
		31,301,850
		447,226,302
Consumer staples - 9.9%
Beverages - 2.3%
Brown-Forman Corp., Class B	20,394	2,024,716
Coca-Cola Enterprises, Inc.	40,813	2,009,632
Constellation Brands, Inc., Class A	33,141	4,720,604
Dr. Pepper Snapple Group, Inc.	36,824	3,431,997
Molson Coors Brewing Company, Class B	30,647	2,878,366
Monster Beverage Corp. (I)	29,295	4,363,783
1

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
PepsiCo, Inc.	282,623	$28,239,690
The Coca-Cola Company	757,737	32,552,382
		80,221,170
Food and staples retailing - 2.3%
Costco Wholesale Corp.	84,416	13,633,184
CVS Health Corp.	214,636	20,984,962
Sysco Corp.	101,459	4,159,819
The Kroger Company	190,662	7,975,391
Wal-Mart Stores, Inc.	304,171	18,645,682
Walgreens Boots Alliance, Inc.	168,369	14,337,462
Whole Foods Market, Inc.	63,580	2,129,930
		81,866,430
Food products - 1.7%
Archer-Daniels-Midland Company	117,149	4,297,025
Campbell Soup Company	34,368	1,806,038
ConAgra Foods, Inc.	83,618	3,525,335
General Mills, Inc.	115,679	6,670,051
Hormel Foods Corp.	26,027	2,058,215
Kellogg Company	49,108	3,549,035
Keurig Green Mountain, Inc.	23,363	2,102,203
McCormick & Co., Inc.	22,323	1,909,956
Mead Johnson Nutrition Company	38,905	3,071,550
Mondelez International, Inc., Class A	306,270	13,733,147
The Hershey Company	28,187	2,516,253
The J.M. Smucker Company	23,160	2,856,554
The Kraft Heinz Company	114,656	8,342,371
Tyson Foods, Inc., Class A	58,645	3,127,538
		59,565,271
Household products - 1.9%
Church & Dwight Company, Inc.	25,393	2,155,358
Colgate-Palmolive Company	173,284	11,544,180
Kimberly-Clark Corp.	69,931	8,902,216
The Clorox Company	24,597	3,119,638
The Procter & Gamble Company	527,109	41,857,726
		67,579,118
Personal products - 0.1%
The Estee Lauder Companies, Inc., Class A	43,735	3,851,304
Tobacco - 1.6%
Altria Group, Inc.	380,715	22,161,420
Philip Morris International, Inc.	300,343	26,403,153
Reynolds American, Inc.	159,640	7,367,386
		55,931,959
		349,015,252
Energy - 6.4%
Energy equipment and services - 1.0%
Baker Hughes, Inc.	83,404	3,849,095
Cameron International Corp. (I)	37,074	2,343,077
Diamond Offshore Drilling, Inc. (L)	13,410	282,951
Ensco PLC, Class A	44,693	687,825
FMC Technologies, Inc. (I)	44,724	1,297,443
Halliburton Company	165,088	5,619,596
Helmerich & Payne, Inc. (L)	20,895	1,118,927
National Oilwell Varco, Inc.	74,372	2,490,718
Schlumberger, Ltd.	243,821	17,006,515
Transocean, Ltd. (L)	64,875	803,153
		35,499,300
Oil, gas and consumable fuels - 5.4%
Anadarko Petroleum Corp.	97,565	4,739,708

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Apache Corp.	72,429	$3,220,918
Cabot Oil & Gas Corp.	79,434	1,405,187
Chesapeake Energy Corp. (L)	100,035	450,158
Chevron Corp.	365,228	32,855,911
Cimarex Energy Company	17,985	1,607,499
Columbia Pipeline Group, Inc.	75,828	1,516,560
ConocoPhillips	241,125	11,258,126
CONSOL Energy, Inc. (L)	43,510	343,729
Devon Energy Corp.	74,222	2,375,104
EOG Resources, Inc.	107,758	7,628,189
EQT Corp.	29,255	1,525,063
Exxon Mobil Corp.	807,284	62,927,788
Hess Corp.	46,911	2,274,245
Kinder Morgan, Inc.	357,427	5,332,811
Marathon Oil Corp.	129,621	1,631,928
Marathon Petroleum Corp.	102,911	5,334,906
Murphy Oil Corp.	32,284	724,776
Newfield Exploration Company (I)	31,263	1,017,923
Noble Energy, Inc.	82,478	2,716,001
Occidental Petroleum Corp.	147,539	9,975,112
ONEOK, Inc.	40,102	988,915
Phillips 66	92,311	7,551,040
Pioneer Natural Resources Company	28,676	3,595,397
Range Resources Corp. (L)	31,979	787,003
Southwestern Energy Company (I)(L)	74,318	528,401
Spectra Energy Corp.	128,949	3,087,039
Tesoro Corp.	23,471	2,473,139
The Williams Companies, Inc.	131,566	3,381,246
Valero Energy Corp.	93,315	6,598,304
		189,852,126
		225,351,426
Financials - 16.3%
Banks - 5.9%
Bank of America Corp.	2,017,301	33,951,176
BB&T Corp.	150,086	5,674,752
Citigroup, Inc.	576,180	29,817,315
Comerica, Inc.	34,050	1,424,312
Fifth Third Bancorp	155,345	3,122,435
Huntington Bancshares, Inc.	154,852	1,712,663
JPMorgan Chase & Co.	714,374	47,170,115
KeyCorp	164,080	2,164,215
M&T Bank Corp.	30,806	3,733,071
People’s United Financial, Inc. (L)	60,283	973,570
Regions Financial Corp.	257,199	2,469,110
SunTrust Banks, Inc.	99,257	4,252,170
The PNC Financial Services Group, Inc.	98,698	9,406,906
U.S. Bancorp	318,569	13,593,339
Wells Fargo & Company	900,047	48,926,555
Zions Bancorporation	39,518	1,078,841
		209,470,545
Capital markets - 2.1%
Affiliated Managers Group, Inc. (I)	10,507	1,678,598
Ameriprise Financial, Inc.	34,199	3,639,458
BlackRock, Inc.	24,654	8,395,180
E*TRADE Financial Corp. (I)	55,772	1,653,082
Franklin Resources, Inc.	74,897	2,757,708
Invesco, Ltd.	82,713	2,769,231
Legg Mason, Inc.	21,315	836,187
Morgan Stanley	293,200	9,326,692
Northern Trust Corp.	42,073	3,033,043
State Street Corp.	78,124	5,184,309
2

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
T. Rowe Price Group, Inc.	49,352	$3,528,174
The Bank of New York Mellon Corp.	213,075	8,782,952
The Charles Schwab Corp.	230,688	7,596,556
The Goldman Sachs Group, Inc.	76,599	13,805,438
		72,986,608
Consumer finance - 0.8%
American Express Company	161,368	11,223,144
Capital One Financial Corp.	101,741	7,343,665
Discover Financial Services	83,726	4,489,388
Navient Corp.	74,001	847,311
Synchrony Financial (I)	161,448	4,909,634
		28,813,142
Diversified financial services - 2.0%
Berkshire Hathaway, Inc., Class B (I)	362,934	47,921,805
CME Group, Inc.	65,100	5,898,060
Intercontinental Exchange, Inc.	21,172	5,425,537
Leucadia National Corp.	64,963	1,129,707
McGraw Hill Financial, Inc.	52,561	5,181,463
Moody’s Corp.	33,509	3,362,293
NASDAQ, Inc.	22,916	1,333,024
		70,251,889
Insurance - 2.7%
ACE, Ltd.	63,530	7,423,481
Aflac, Inc.	83,236	4,985,836
American International Group, Inc.	239,343	14,832,086
Aon PLC	52,294	4,822,030
Assurant, Inc.	12,911	1,039,852
Cincinnati Financial Corp.	28,407	1,680,842
Lincoln National Corp.	48,824	2,453,894
Loews Corp.	54,994	2,111,770
Marsh & McLennan Companies, Inc.	102,119	5,662,499
MetLife, Inc.	214,219	10,327,498
Principal Financial Group, Inc.	52,602	2,366,038
Prudential Financial, Inc.	86,994	7,082,182
The Allstate Corp.	74,262	4,610,928
The Chubb Corp.	43,552	5,776,737
The Hartford Financial Services Group, Inc.	80,550	3,500,703
The Progressive Corp.	113,004	3,593,527
The Travelers Companies, Inc.	58,322	6,582,221
Torchmark Corp.	22,403	1,280,555
Unum Group	48,357	1,609,805
XL Group PLC	58,851	2,305,782
		94,048,266
Real estate investment trusts - 2.7%
American Tower Corp.	83,070	8,053,637
Apartment Investment & Management Company, Class A	30,209	1,209,266
AvalonBay Communities, Inc.	26,820	4,938,367
Boston Properties, Inc.	29,448	3,755,798
Crown Castle International Corp.	63,955	5,528,910
Equinix, Inc.	12,206	3,691,094
Equity Residential	69,906	5,703,631
Essex Property Trust, Inc.	12,850	3,076,419
Four Corners Property Trust, Inc. (I)	1	24
General Growth Properties, Inc.	112,581	3,063,329
HCP, Inc.	88,606	3,388,293
Host Hotels & Resorts, Inc.	145,459	2,231,341
Iron Mountain, Inc.	36,229	978,545
Kimco Realty Corp.	79,151	2,094,335
Plum Creek Timber Company, Inc.	34,012	1,623,053
Prologis, Inc.	100,632	4,319,125

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Public Storage	28,964	$7,174,383
Realty Income Corp.	49,680	2,564,978
Simon Property Group, Inc.	59,788	11,625,179
SL Green Realty Corp.	19,104	2,158,370
The Macerich Company	25,924	2,091,808
Ventas, Inc.	63,531	3,585,054
Vornado Realty Trust	34,345	3,433,126
Welltower, Inc.	67,410	4,585,902
Weyerhaeuser Company	99,665	2,987,957
		93,861,924
Real estate management and development - 0.1%
CBRE Group, Inc., Class A (I)	55,816	1,930,117
		571,362,491
Health care - 14.9%
Biotechnology - 3.7%
AbbVie, Inc.	315,720	18,703,253
Alexion Pharmaceuticals, Inc. (I)	43,517	8,300,868
Amgen, Inc.	146,048	23,707,972
Baxalta, Inc.	104,532	4,079,884
Biogen, Inc. (I)	43,203	13,235,239
Celgene Corp. (I)	152,355	18,246,035
Gilead Sciences, Inc.	279,284	28,260,748
Regeneron Pharmaceuticals, Inc. (I)	15,195	8,248,910
Vertex Pharmaceuticals, Inc. (I)	47,323	5,954,653
		128,737,562
Health care equipment and supplies - 2.1%
Abbott Laboratories	291,310	13,082,732
Baxter International, Inc.	104,532	3,987,896
Becton, Dickinson and Company	40,695	6,270,693
Boston Scientific Corp. (I)	257,519	4,748,650
C.R. Bard, Inc.	14,260	2,701,414
DENTSPLY International, Inc.	26,597	1,618,427
Edwards Lifesciences Corp. (I)	41,316	3,263,138
Intuitive Surgical, Inc. (I)	7,208	3,936,721
Medtronic PLC	272,089	20,929,086
St. Jude Medical, Inc.	54,774	3,383,390
Stryker Corp.	60,820	5,652,611
Varian Medical Systems, Inc. (I)	19,220	1,552,976
Zimmer Biomet Holdings, Inc.	32,717	3,356,437
		74,484,171
Health care providers and services - 2.7%
Aetna, Inc.	67,072	7,251,825
AmerisourceBergen Corp.	37,723	3,912,252
Anthem, Inc.	50,362	7,022,477
Cardinal Health, Inc.	64,738	5,779,161
Cigna Corp.	49,430	7,233,092
DaVita HealthCare Partners, Inc. (I)	33,023	2,302,033
Express Scripts Holding Company (I)	132,202	11,555,777
HCA Holdings, Inc. (I)	61,669	4,170,674
Henry Schein, Inc. (I)	16,047	2,538,475
Humana, Inc.	28,413	5,072,005
Laboratory Corp. of America Holdings (I)	19,275	2,383,161
McKesson Corp.	44,807	8,837,285
Patterson Companies, Inc.	16,352	739,274
Quest Diagnostics, Inc.	27,577	1,961,828
Tenet Healthcare Corp. (I)	19,062	577,579
UnitedHealth Group, Inc.	185,176	21,784,105
Universal Health Services, Inc., Class B	17,507	2,091,911
		95,212,914
3

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care technology - 0.1%
Cerner Corp. (I)	58,807	$3,538,417
Life sciences tools and services - 0.6%
Agilent Technologies, Inc.	63,966	2,674,418
Illumina, Inc. (I)	28,421	5,455,269
PerkinElmer, Inc.	22,077	1,182,665
Thermo Fisher Scientific, Inc.	76,986	10,920,464
Waters Corp. (I)	15,962	2,148,166
		22,380,982
Pharmaceuticals - 5.7%
Allergan PLC (I)	76,396	23,873,750
Bristol-Myers Squibb Company	323,777	22,272,620
Eli Lilly & Company	189,621	15,977,465
Endo International PLC (I)	40,139	2,457,310
Johnson & Johnson	536,165	55,074,869
Mallinckrodt PLC (I)	22,470	1,676,936
Merck & Company, Inc.	542,680	28,664,358
Mylan NV (I)	79,069	4,275,261
Perrigo Company PLC	28,095	4,065,347
Pfizer, Inc.	1,196,085	38,609,624
Zoetis, Inc.	88,521	4,241,926
		201,189,466
		525,543,512
Industrials - 9.9%
Aerospace and defense - 2.7%
General Dynamics Corp.	57,211	7,858,503
Honeywell International, Inc.	149,117	15,444,048
L-3 Communications Holdings, Inc.	15,288	1,827,069
Lockheed Martin Corp.	51,370	11,154,996
Northrop Grumman Corp.	35,218	6,649,511
Precision Castparts Corp.	26,334	6,109,751
Raytheon Company	58,558	7,292,228
Rockwell Collins, Inc.	25,369	2,341,559
Textron, Inc.	53,292	2,238,797
The Boeing Company	121,827	17,614,966
United Technologies Corp.	159,733	15,345,549
		93,876,977
Air freight and logistics - 0.7%
C.H. Robinson Worldwide, Inc.	27,030	1,676,401
Expeditors International of Washington, Inc.	36,870	1,662,837
FedEx Corp.	50,635	7,544,109
United Parcel Service, Inc., Class B	134,558	12,948,516
		23,831,863
Airlines - 0.6%
American Airlines Group, Inc.	121,604	5,149,929
Delta Air Lines, Inc.	153,278	7,769,662
Southwest Airlines Company	126,663	5,454,109
United Continental Holdings, Inc. (I)	72,817	4,172,414
		22,546,114
Building products - 0.1%
Allegion PLC	18,154	1,196,712
Masco Corp.	66,768	1,889,534
		3,086,246
Commercial services and supplies - 0.4%
Cintas Corp.	17,309	1,575,984
Pitney Bowes, Inc.	38,573	796,532
Republic Services, Inc.	46,378	2,040,168
Stericycle, Inc. (I)	16,315	1,967,589
The ADT Corp. (L)	32,540	1,073,169

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Tyco International PLC	80,807	$2,576,935
Waste Management, Inc.	80,398	4,290,841
		14,321,218
Construction and engineering - 0.1%
Fluor Corp.	28,317	1,337,129
Jacobs Engineering Group, Inc. (I)	24,215	1,015,819
Quanta Services, Inc. (I)	29,932	606,123
		2,959,071
Electrical equipment - 0.4%
AMETEK, Inc.	46,371	2,485,022
Eaton Corp. PLC	89,701	4,668,040
Emerson Electric Company	126,656	6,057,956
Rockwell Automation, Inc.	25,843	2,651,750
		15,862,768
Industrial conglomerates - 2.5%
3M Company	119,097	17,940,772
Danaher Corp.	116,344	10,806,031
General Electric Company	1,829,634	56,993,099
Roper Technologies, Inc.	19,299	3,662,757
		89,402,659
Machinery - 1.2%
Caterpillar, Inc.	113,217	7,694,227
Cummins, Inc.	32,207	2,834,538
Deere & Company	60,155	4,588,022
Dover Corp.	30,610	1,876,699
Flowserve Corp.	25,611	1,077,711
Illinois Tool Works, Inc.	63,577	5,892,316
Ingersoll-Rand PLC	50,829	2,810,335
PACCAR, Inc.	68,146	3,230,120
Parker-Hannifin Corp.	26,729	2,592,178
Pentair PLC	34,278	1,697,789
Snap-on, Inc.	11,208	1,921,387
Stanley Black & Decker, Inc.	29,525	3,151,203
Xylem, Inc.	34,577	1,262,061
		40,628,586
Professional services - 0.3%
Equifax, Inc.	22,859	2,545,807
Nielsen Holdings PLC	70,872	3,302,635
Robert Half International, Inc.	25,963	1,223,896
The Dun & Bradstreet Corp.	7,039	731,563
Verisk Analytics, Inc. (I)	29,302	2,252,738
		10,056,639
Road and rail - 0.7%
CSX Corp.	189,777	4,924,713
J.B. Hunt Transport Services, Inc.	17,382	1,275,144
Kansas City Southern	21,229	1,585,169
Norfolk Southern Corp.	57,718	4,882,366
Ryder System, Inc.	10,087	573,244
Union Pacific Corp.	165,013	12,904,017
		26,144,653
Trading companies and distributors - 0.2%
Fastenal Company (L)	55,912	2,282,328
United Rentals, Inc. (I)	18,708	1,357,078
W.W. Grainger, Inc. (L)	10,892	2,206,610
		5,846,016
		348,562,810
4

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Information technology - 20.4%
Communications equipment - 1.4%
Cisco Systems, Inc.	985,944	$26,773,309
F5 Networks, Inc. (I)	13,802	1,338,242
Harris Corp.	23,643	2,054,577
Juniper Networks, Inc.	67,939	1,875,116
Motorola Solutions, Inc.	31,131	2,130,917
QUALCOMM, Inc.	291,351	14,563,180
		48,735,341
Electronic equipment, instruments and components - 0.4%
Amphenol Corp., Class A	59,306	3,097,552
Corning, Inc.	226,728	4,144,588
FLIR Systems, Inc.	27,346	767,602
TE Connectivity, Ltd.	75,042	4,848,464
		12,858,206
Internet software and services - 4.2%
Akamai Technologies, Inc. (I)	34,296	1,804,998
Alphabet, Inc., Class A (I)	56,465	43,930,335
Alphabet, Inc., Class C (I)	57,598	43,709,970
eBay, Inc. (I)	215,850	5,931,558
Facebook, Inc., Class A (I)	440,135	46,064,529
VeriSign, Inc. (I)(L)	19,060	1,665,082
Yahoo!, Inc. (I)	167,644	5,575,839
		148,682,311
IT services - 3.6%
Accenture PLC, Class A	121,895	12,738,028
Alliance Data Systems Corp. (I)	11,707	3,237,805
Automatic Data Processing, Inc.	89,301	7,565,581
Cognizant Technology Solutions Corp., Class A (I)	117,262	7,038,065
CSRA, Inc.	26,480	794,400
Fidelity National Information Services, Inc.	54,417	3,297,670
Fiserv, Inc. (I)	43,575	3,985,370
IBM Corp.	173,464	23,872,116
MasterCard, Inc., Class A	192,225	18,715,026
Paychex, Inc.	61,289	3,241,575
PayPal Holdings, Inc. (I)	214,380	7,760,556
Teradata Corp. (I)	27,237	719,602
The Western Union Company	99,486	1,781,794
Total System Services, Inc.	32,937	1,640,263
Visa, Inc., Class A	378,013	29,314,908
Xerox Corp.	175,940	1,870,242
		127,573,001
Semiconductors and semiconductor equipment - 2.4%
Analog Devices, Inc.	60,208	3,330,707
Applied Materials, Inc.	221,957	4,143,937
Avago Technologies, Ltd.	51,321	7,449,243
Broadcom Corp., Class A	107,767	6,231,088
First Solar, Inc. (I)	14,360	947,616
Intel Corp.	915,544	31,540,491
KLA-Tencor Corp.	30,913	2,143,817
Lam Research Corp.	30,402	2,414,527
Linear Technology Corp.	45,946	1,951,327
Microchip Technology, Inc. (L)	40,952	1,905,906
Micron Technology, Inc. (I)	206,925	2,930,058
NVIDIA Corp.	98,595	3,249,691
Qorvo, Inc. (I)	28,703	1,460,983
Skyworks Solutions, Inc.	36,705	2,820,045
Texas Instruments, Inc.	197,830	10,843,062
Xilinx, Inc.	49,389	2,319,801
		85,682,299

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software - 4.3%
Activision Blizzard, Inc.	97,059	$3,757,154
Adobe Systems, Inc. (I)	95,900	9,008,846
Autodesk, Inc. (I)	43,708	2,663,128
CA, Inc.	61,105	1,745,159
Citrix Systems, Inc. (I)	30,816	2,331,230
Electronic Arts, Inc. (I)	59,718	4,103,821
Intuit, Inc.	51,187	4,939,546
Microsoft Corp.	1,547,861	85,875,328
Oracle Corp.	620,315	22,660,107
Red Hat, Inc. (I)	35,200	2,914,912
salesforce.com, Inc. (I)	121,783	9,547,787
Symantec Corp.	130,669	2,744,049
		152,291,067
Technology hardware, storage and peripherals - 4.1%
Apple, Inc.	1,080,483	113,731,641
EMC Corp.	377,529	9,694,945
Hewlett Packard Enterprise Company	346,930	5,273,336
HP, Inc.	346,930	4,107,651
NetApp, Inc.	57,716	1,531,205
SanDisk Corp.	38,769	2,946,056
Seagate Technology PLC (L)	58,245	2,135,262
Western Digital Corp.	44,422	2,667,541
		142,087,637
		717,909,862
Materials - 2.7%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	37,128	4,830,724
Airgas, Inc.	13,044	1,804,246
CF Industries Holdings, Inc.	44,985	1,835,838
E.I. du Pont de Nemours & Company	169,913	11,316,206
Eastman Chemical Company	28,613	1,931,664
Ecolab, Inc.	52,376	5,990,767
FMC Corp.	25,685	1,005,054
International Flavors & Fragrances, Inc.	15,528	1,857,770
LyondellBasell Industries NV, Class A	69,700	6,056,930
Monsanto Company	85,301	8,403,855
PPG Industries, Inc.	52,217	5,160,084
Praxair, Inc.	55,379	5,670,810
The Dow Chemical Company	218,096	11,227,582
The Mosaic Company	65,043	1,794,536
The Sherwin-Williams Company	15,162	3,936,055
		72,822,121
Construction materials - 0.1%
Martin Marietta Materials, Inc.	12,979	1,772,672
Vulcan Materials Company	25,484	2,420,215
		4,192,887
Containers and packaging - 0.3%
Avery Dennison Corp.	17,751	1,112,278
Ball Corp.	26,465	1,924,799
International Paper Company	81,191	3,060,901
Owens-Illinois, Inc. (I)	30,796	536,466
Sealed Air Corp.	39,057	1,741,942
WestRock Company	50,651	2,310,699
		10,687,085
Metals and mining - 0.2%
Alcoa, Inc.	253,349	2,500,555
Freeport-McMoRan, Inc.	226,353	1,532,410
Newmont Mining Corp.	101,535	1,826,615
5

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Nucor Corp.	61,277	$2,469,463
		8,329,043
		96,031,136
Telecommunication services - 2.4%
Diversified telecommunication services - 2.4%
AT&T, Inc.	1,192,176	41,022,776
CenturyLink, Inc.	108,297	2,724,753
Frontier Communications Corp. (L)	221,538	1,034,582
Level 3 Communications, Inc. (I)	55,037	2,991,811
Verizon Communications, Inc.	788,465	36,442,852
		84,216,774
		84,216,774
Utilities - 3.0%
Electric utilities - 1.7%
American Electric Power Company, Inc.	95,310	5,553,714
Duke Energy Corp.	132,983	9,493,656
Edison International	62,568	3,704,651
Entergy Corp.	34,458	2,355,549
Eversource Energy	60,997	3,115,117
Exelon Corp.	178,771	4,964,471
FirstEnergy Corp.	81,056	2,571,907
NextEra Energy, Inc.	90,320	9,383,345
Pepco Holdings, Inc.	48,817	1,269,730
Pinnacle West Capital Corp.	21,544	1,389,157
PPL Corp.	133,539	4,557,686
The Southern Company	176,014	8,235,695
Xcel Energy, Inc.	97,349	3,495,803
		60,090,481
Gas utilities - 0.1%
AGL Resources, Inc.	22,724	1,450,018
Independent power and renewable electricity producers - 0.1%
AES Corp.	131,079	1,254,426
NRG Energy, Inc.	63,419	746,442
		2,000,868
Multi-utilities - 1.1%
Ameren Corp.	46,539	2,011,881
CenterPoint Energy, Inc.	82,643	1,517,325
CMS Energy Corp.	53,012	1,912,673
Consolidated Edison, Inc.	56,240	3,614,545
Dominion Resources, Inc.	114,984	7,777,518
DTE Energy Company	34,430	2,760,942
NiSource, Inc.	60,992	1,189,954
PG&E Corp.	97,525	5,187,355
Public Service Enterprise Group, Inc.	97,141	3,758,385
SCANA Corp.	27,487	1,662,689
Sempra Energy	45,451	4,272,849
TECO Energy, Inc.	44,786	1,193,547
WEC Energy Group, Inc.	60,603	3,109,540
		39,969,203
		103,510,570
TOTAL COMMON STOCKS (Cost $2,039,136,596)		$3,468,730,135

SECURITIES LENDING COLLATERAL - 0.5%
John Hancock Collateral Trust, 0.3070% (W)(Y)	1,831,964	18,328,438
TOTAL SECURITIES LENDING
COLLATERAL (Cost $18,328,899)		$18,328,438

500 Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 1.8%
Repurchase agreement - 1.8%
Repurchase Agreement with State Street Corp. dated 12/31/2015 at 0.030% to be repurchased at $62,595,209 on 01/04/2016, collateralized by $63,375,000 U.S. Treasury Notes, 2.125% due 12/31/2021 (valued at $63,850,313, including interest)	$62,595,000	$62,595,000
TOTAL SHORT-TERM INVESTMENTS (Cost $62,595,000)		$62,595,000
Total Investments (500 Index Trust B)
(Cost $2,120,060,495) - 100.9%		$3,549,653,573
Other assets and liabilities, net - (0.9%)		(32,287,801)
TOTAL NET ASSETS - 100.0%		$3,517,365,772

All Cap Core Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.4%
Consumer discretionary - 13.5%
Auto components - 0.4%
Cooper Tire & Rubber Company	33,000	$1,249,051
Automobiles - 1.0%
General Motors Company	90,200	3,067,702
Hotels, restaurants and leisure - 3.4%
Boyd Gaming Corp. (I)	150,300	2,986,461
Carnival Corp.	42,300	2,304,504
Carrols Restaurant Group, Inc. (I)	21,200	248,888
Dave & Buster’s Entertainment, Inc. (I)	10,600	442,444
Isle of Capri Casinos, Inc. (I)	22,600	314,818
McDonald’s Corp.	9,400	1,110,516
Penn National Gaming, Inc. (I)	2,200	35,244
Royal Caribbean Cruises, Ltd.	11,100	1,123,431
Starbucks Corp.	31,500	1,890,945
		10,457,251
Household durables - 0.3%
NVR, Inc. (I)	515	846,145
ZAGG, Inc. (I)	18,900	206,766
		1,052,911
Internet and catalog retail - 2.3%
Amazon.com, Inc. (I)	10,660	7,204,987
Leisure products - 0.7%
Smith & Wesson Holding Corp. (I)	73,300	1,611,134
Sturm Ruger & Company, Inc. (L)	7,600	453,036
		2,064,170
Media - 2.2%
Cablevision Systems Corp., Class A	7,000	223,300
Comcast Corp., Class A	700	39,501
DreamWorks Animation SKG, Inc., Class A (I)(L)	4,900	126,273
Sirius XM Holdings, Inc. (I)	373,800	1,521,366
The Walt Disney Company	21,600	2,269,728
Thomson Reuters Corp.	49,200	1,862,220
Time Warner Cable, Inc.	700	129,913
World Wrestling Entertainment, Inc., Class A (L)	25,400	453,136
		6,625,437
6

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multiline retail - 0.8%
Target Corp.	31,800	$2,308,998
Specialty retail - 2.0%
Barnes & Noble, Inc.	5,500	47,905
Lowe’s Companies, Inc.	13,700	1,041,748
O’Reilly Automotive, Inc. (I)	4,600	1,165,732
The Home Depot, Inc.	28,400	3,755,900
Tile Shop Holdings, Inc. (I)	13,500	221,400
		6,232,685
Textiles, apparel and luxury goods - 0.4%
NIKE, Inc., Class B	21,600	1,350,000
		41,613,192
Consumer staples - 7.7%
Beverages - 0.8%
Constellation Brands, Inc., Class A	1,700	242,148
Dr. Pepper Snapple Group, Inc.	22,100	2,059,720
PepsiCo, Inc.	1,300	129,896
		2,431,764
Food and staples retailing - 1.0%
Casey’s General Stores, Inc.	2,800	337,260
CVS Health Corp.	6,200	606,174
Ingles Markets, Inc., Class A	5,800	255,664
The Kroger Company	25,600	1,070,848
Wal-Mart Stores, Inc.	14,100	864,330
		3,134,276
Food products - 3.1%
Campbell Soup Company	47,500	2,496,125
Dean Foods Company	16,800	288,120
Hormel Foods Corp.	37,700	2,981,316
Omega Protein Corp. (I)	21,700	481,740
Post Holdings, Inc. (I)	51,800	3,196,060
		9,443,361
Household products - 0.7%
Central Garden & Pet Company, Class A (I)	31,000	421,600
Kimberly-Clark Corp.	700	89,110
The Clorox Company	12,000	1,521,960
		2,032,670
Personal products - 0.1%
Avon Products, Inc.	82,100	332,505
Tobacco - 2.0%
Altria Group, Inc.	47,000	2,735,870
Reynolds American, Inc.	62,700	2,893,605
Universal Corp. (L)	10,200	572,016
		6,201,491
		23,576,067
Energy - 6.7%
Energy equipment and services - 1.5%
Ensco PLC, Class A	26,800	412,452
Nabors Industries, Ltd.	11,300	96,163
Noble Corp., PLC (L)	86,600	913,630
Rowan Companies PLC, Class A	168,300	2,852,685
Schlumberger, Ltd.	4,600	320,850
TETRA Technologies, Inc. (I)	23,000	172,960
		4,768,740
Oil, gas and consumable fuels - 5.2%
Exxon Mobil Corp.	8,700	678,165
Marathon Petroleum Corp.	81,700	4,235,328

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Nordic American Tankers, Ltd. (L)	160,300	$2,491,062
Phillips 66	4,200	343,560
Tesoro Corp.	37,700	3,972,449
Valero Energy Corp.	60,200	4,256,742
		15,977,306
		20,746,046
Financials - 15.5%
Banks - 4.9%
Banc of California, Inc.	22,700	331,874
Bank of America Corp.	239,900	4,037,517
Citigroup, Inc.	83,500	4,321,125
Customers Bancorp, Inc. (I)	3,200	87,104
Enterprise Financial Services Corp.	1,500	42,525
First Citizens BancShares, Inc., Class A	2,600	671,242
First Republic Bank	5,400	356,724
Franklin Financial Network, Inc. (I)	2,900	91,002
Great Southern Bancorp, Inc.	1,000	45,260
Heartland Financial USA, Inc.	7,600	238,336
Popular, Inc.	25,300	717,002
SunTrust Banks, Inc.	95,200	4,078,368
		15,018,079
Capital markets - 1.0%
Interactive Brokers Group, Inc., Class A	31,400	1,369,040
INTL. FCStone, Inc. (I)	25,500	853,230
The Bank of New York Mellon Corp.	17,700	729,594
		2,951,864
Consumer finance - 0.4%
Cash America International, Inc.	37,000	1,108,150
Diversified financial services - 2.3%
CME Group, Inc.	16,900	1,531,140
FactSet Research Systems, Inc.	15,600	2,536,092
MarketAxess Holdings, Inc.	3,500	390,565
McGraw Hill Financial, Inc.	6,900	680,202
MSCI, Inc.	29,100	2,098,983
		7,236,982
Insurance - 3.2%
Alleghany Corp. (I)	2,174	1,039,020
Cincinnati Financial Corp.	29,800	1,763,266
Markel Corp. (I)	618	545,910
Old Republic International Corp.	55,500	1,033,965
StanCorp Financial Group, Inc.	13,200	1,503,216
The Chubb Corp.	29,900	3,965,936
		9,851,313
Real estate investment trusts - 2.7%
Annaly Capital Management, Inc.	103,500	970,830
CoreSite Realty Corp.	6,000	340,320
Digital Realty Trust, Inc.	8,000	604,960
Equinix, Inc.	2,024	612,058
Extra Space Storage, Inc.	10,500	926,205
Preferred Apartment Communities, Inc.	4,400	57,552
Public Storage	7,300	1,808,210
Simon Property Group, Inc.	14,800	2,877,712
		8,197,847
Real estate management and development - 0.5%
CBRE Group, Inc., Class A (I)	19,100	660,478
Jones Lang LaSalle, Inc.	4,800	767,328
RE/MAX Holdings, Inc., Class A	3,000	111,900
		1,539,706
7

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance - 0.5%
Flagstar Bancorp, Inc. (I)	7,300	$168,703
LendingTree, Inc. (I)	8,800	785,664
New York Community Bancorp, Inc.	46,700	762,144
		1,716,511
		47,620,452
Health care - 16.4%
Biotechnology - 1.8%
Amgen, Inc.	12,600	2,045,358
Gilead Sciences, Inc.	25,800	2,610,702
Lexicon Pharmaceuticals, Inc. (I)(L)	14,600	194,326
Regeneron Pharmaceuticals, Inc. (I)	1,510	819,734
		5,670,120
Health care equipment and supplies - 0.4%
Hologic, Inc. (I)	26,200	1,013,678
LeMaitre Vascular, Inc.	6,000	103,500
		1,117,178
Health care providers and services - 5.4%
Aetna, Inc.	30,000	3,243,600
Amedisys, Inc. (I)	4,900	192,668
Amsurg Corp. (I)	5,700	433,200
Centene Corp. (I)	48,100	3,165,461
Cigna Corp.	14,600	2,136,418
Express Scripts Holding Company (I)	8,200	716,762
Health Net, Inc. (I)	32,100	2,197,566
LHC Group, Inc. (I)	8,800	398,552
Magellan Health Services, Inc. (I)	1,300	80,158
Molina Healthcare, Inc. (I)	20,000	1,202,600
UnitedHealth Group, Inc.	23,800	2,799,832
		16,566,817
Health care technology - 0.4%
MedAssets, Inc. (I)	40,700	1,259,258
Life sciences tools and services - 1.8%
Cambrex Corp. (I)	38,300	1,803,547
INC Research Holdings, Inc., Class A (I)	6,000	291,060
Mettler-Toledo International, Inc. (I)	300	101,739
Waters Corp. (I)	24,900	3,351,042
		5,547,388
Pharmaceuticals - 6.6%
Bristol-Myers Squibb Company	21,600	1,485,864
Depomed, Inc. (I)(L)	35,100	636,363
Eli Lilly & Company	55,600	4,684,856
Johnson & Johnson	55,500	5,700,960
Merck & Company, Inc.	52,500	2,773,050
Pfizer, Inc.	160,500	5,180,940
		20,462,033
		50,622,794
Industrials - 10.9%
Aerospace and defense - 2.5%
General Dynamics Corp.	10,800	1,483,488
Huntington Ingalls Industries, Inc.	4,700	596,195
National Presto Industries, Inc. (L)	1,600	132,576
Northrop Grumman Corp.	4,300	811,883
Orbital ATK, Inc.	11,600	1,036,344
Raytheon Company	15,000	1,867,950
Spirit AeroSystems Holdings, Inc., Class A (I)	33,100	1,657,317
The Boeing Company	400	57,836
		7,643,589

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Airlines - 2.5%
Alaska Air Group, Inc.	13,200	$1,062,732
Delta Air Lines, Inc.	23,600	1,196,284
Hawaiian Holdings, Inc. (I)	68,300	2,413,039
JetBlue Airways Corp. (I)	86,500	1,959,225
SkyWest, Inc.	59,100	1,124,082
		7,755,362
Building products - 1.8%
American Woodmark Corp. (I)	10,900	871,782
AO Smith Corp.	500	38,305
Gibraltar Industries, Inc. (I)	30,000	763,200
Masco Corp.	83,200	2,354,560
Owens Corning	24,100	1,133,423
Universal Forest Products, Inc.	4,400	300,828
		5,462,098
Commercial services and supplies - 0.7%
Ennis, Inc.	13,800	265,650
Waste Management, Inc.	36,500	1,948,005
		2,213,655
Construction and engineering - 0.8%
Argan, Inc.	27,200	881,280
Comfort Systems USA, Inc.	55,600	1,580,152
		2,461,432
Electrical equipment - 0.4%
Acuity Brands, Inc.	3,000	701,400
General Cable Corp.	33,900	455,277
LSI Industries, Inc.	4,400	53,636
		1,210,313
Industrial conglomerates - 0.0%
General Electric Company	4,900	152,635
Machinery - 0.8%
Global Brass & Copper Holdings, Inc.	24,600	523,980
Snap-on, Inc.	9,100	1,560,013
The Greenbrier Companies, Inc. (L)	6,300	205,506
Wabash National Corp. (I)	9,300	110,019
		2,399,518
Professional services - 1.3%
Barrett Business Services, Inc.	1,300	56,602
Equifax, Inc.	28,400	3,162,908
Heidrick & Struggles International, Inc.	2,500	68,050
Insperity, Inc.	6,500	312,975
RPX Corp. (I)	32,800	360,800
		3,961,335
Trading companies and distributors - 0.1%
Beacon Roofing Supply, Inc. (I)	4,800	197,664
		33,457,601
Information technology - 22.4%
Communications equipment - 1.2%
Digi International, Inc. (I)	4,500	51,210
Juniper Networks, Inc.	96,300	2,657,880
NETGEAR, Inc. (I)	17,600	737,616
Oclaro, Inc. (I)(L)	41,700	145,116
ShoreTel, Inc. (I)	4,300	38,055
		3,629,877
Electronic equipment, instruments and components - 1.6%
CDW Corp.	7,400	311,096
Jabil Circuit, Inc.	123,300	2,871,657
Multi-Fineline Electronix, Inc. (I)	24,200	500,456
8

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
SYNNEX Corp.	500	$44,965
Tech Data Corp. (I)	5,600	371,728
Universal Display Corp. (I)	18,300	996,252
		5,096,154
Internet software and services - 1.7%
Alphabet, Inc., Class A (I)	1,031	802,128
Alphabet, Inc., Class C (I)	1,642	1,246,081
EarthLink Holdings Corp.	205,100	1,523,893
LogMeIn, Inc. (I)	8,900	597,190
Stamps.com, Inc. (I)	10,900	1,194,749
		5,364,041
IT services - 4.2%
Accenture PLC, Class A	34,300	3,584,350
CSG Systems International, Inc.	4,100	147,518
ExlService Holdings, Inc. (I)	13,000	584,090
Fiserv, Inc. (I)	11,100	1,015,206
Global Payments, Inc.	59,200	3,818,992
Leidos Holdings, Inc.	18,700	1,052,062
NeuStar, Inc., Class A (I)(L)	18,200	436,254
Paychex, Inc.	2,800	148,092
The Hackett Group, Inc.	18,500	297,295
Total System Services, Inc.	36,600	1,822,680
		12,906,539
Semiconductors and semiconductor equipment - 3.5%
Cirrus Logic, Inc. (I)	37,200	1,098,516
First Solar, Inc. (I)	14,800	976,652
Inphi Corp. (I)	2,800	75,656
Intel Corp.	62,500	2,153,125
KLA-Tencor Corp.	19,800	1,373,130
MaxLinear, Inc., Class A (I)	44,900	661,377
NVIDIA Corp.	124,000	4,087,040
Photronics, Inc. (I)	6,100	75,945
Sigma Designs, Inc. (I)	35,200	222,464
		10,723,905
Software - 6.7%
Activision Blizzard, Inc.	80,000	3,096,800
Electronic Arts, Inc. (I)	57,900	3,978,888
Ellie Mae, Inc. (I)	15,500	933,565
Fleetmatics Group PLC (I)(L)	3,000	152,370
Gigamon, Inc. (I)	10,500	278,985
Imperva, Inc. (I)	22,600	1,430,806
Manhattan Associates, Inc. (I)	34,000	2,249,780
Microsoft Corp.	131,507	7,296,008
Red Hat, Inc. (I)	3,200	264,992
salesforce.com, Inc. (I)	11,600	909,440
		20,591,634
Technology hardware, storage and peripherals - 3.5%
Apple, Inc.	96,382	10,145,169
HP, Inc.	47,100	557,664
		10,702,833
		69,014,983
Materials - 2.1%
Chemicals - 1.4%
Cabot Corp.	5,800	237,104
Chemtura Corp. (I)	4,400	119,988
LyondellBasell Industries NV, Class A	34,000	2,954,600
The Dow Chemical Company	4,700	241,956

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Trinseo SA (I)(L)	19,600	$552,720
		4,106,368
Construction materials - 0.4%
U.S. Concrete, Inc. (I)	9,400	495,004
Vulcan Materials Company	7,700	731,269
		1,226,273
Containers and packaging - 0.3%
AEP Industries, Inc. (I)	5,800	447,470
Greif, Inc., Class A	1,400	43,134
Sealed Air Corp.	9,700	432,620
		923,224
Metals and mining - 0.0%
Newmont Mining Corp.	4,600	82,754
		6,338,619
Telecommunication services - 1.2%
Diversified telecommunication services - 1.1%
AT&T, Inc.	73,500	2,529,135
IDT Corp., Class B	3,600	41,976
Verizon Communications, Inc.	7,600	351,272
Vonage Holdings Corp. (I)	75,800	435,092
		3,357,475
Wireless telecommunication services - 0.1%
NTELOS Holdings Corp. (I)	5,500	50,270
Shenandoah Telecommunications Company	5,600	241,080
		291,350
		3,648,825
Utilities - 2.0%
Electric utilities - 0.4%
Entergy Corp.	500	34,180
Exelon Corp.	14,300	397,111
FirstEnergy Corp.	3,400	107,882
PPL Corp.	4,500	153,585
The Southern Company	9,300	435,147
		1,127,905
Gas utilities - 0.2%
Piedmont Natural Gas Company, Inc.	11,500	655,730
Multi-utilities - 1.4%
Ameren Corp.	27,700	1,197,471
Consolidated Edison, Inc.	13,200	848,364
NiSource, Inc.	63,700	1,242,787
Public Service Enterprise Group, Inc.	9,800	379,162
WEC Energy Group, Inc.	13,900	713,209
		4,380,993
		6,164,628
TOTAL COMMON STOCKS (Cost $294,574,398)		$302,803,207

SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral Trust, 0.3070% (W)(Y)	715,480	7,158,232
TOTAL SECURITIES LENDING
COLLATERAL (Cost $7,158,525)		$7,158,232

SHORT-TERM INVESTMENTS - 1.5%
9

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money market funds - 1.5%
State Street Institutional Liquid Reserves Fund, 0.2259% (Y)	4,446,812	$4,446,812
TOTAL SHORT-TERM INVESTMENTS (Cost $4,446,812)		$4,446,812
Total Investments (All Cap Core Trust)
(Cost $306,179,735) - 102.2%		$314,408,251
Other assets and liabilities, net - (2.2%)		(6,643,619)
TOTAL NET ASSETS - 100.0%		$307,764,632

Alpha Opportunities Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.2%
Consumer discretionary - 11.9%
Auto components - 0.5%
Delphi Automotive PLC	29,204	$2,503,659
Lear Corp.	2,214	271,946
The Goodyear Tire & Rubber Company	11,075	361,820
		3,137,425
Automobiles - 0.4%
Fiat Chrysler Automobiles NV (I)	82	1,147
Fiat Chrysler Automobiles NV (I)	48,035	667,103
Harley-Davidson, Inc.	43,102	1,956,400
		2,624,650
Diversified consumer services - 0.2%
LifeLock, Inc. (I)(L)	19,053	273,411
New Oriental Education & Technology
Group, Inc., ADR	30,348	952,017
The Honest Company, Inc. (I)(R)	3,841	175,745
		1,401,173
Hotels, restaurants and leisure - 1.7%
Carnival Corp.	5,313	289,452
Las Vegas Sands Corp.	15,041	659,397
McDonald’s Corp.	31,914	3,770,320
Melia Hotels International SA (L)	83,070	1,097,257
Panera Bread Company, Class A (I)	24,017	4,678,031
Wyndham Worldwide Corp.	4,545	330,194
Wynn Resorts, Ltd. (L)	3,786	261,953
		11,086,604
Household durables - 2.0%
Harman International Industries, Inc.	40,042	3,772,357
NVR, Inc. (I)	3,550	5,832,650
PulteGroup, Inc.	125,318	2,233,167
Sony Corp.	45,659	1,122,152
		12,960,326
Internet and catalog retail - 2.6%
Amazon.com, Inc. (I)	16,875	11,405,644
Ctrip.com International, Ltd., ADR (I)	7,636	353,776
Expedia, Inc.	6,425	798,628
Netflix, Inc. (I)	9,403	1,075,515
The Priceline Group, Inc. (I)	1,717	2,189,089
TripAdvisor, Inc. (I)	4,134	352,424
Vipshop Holdings, Ltd., ADR (I)	27,867	425,529
Wayfair, Inc., Class A (I)(L)	2,629	125,193

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet and catalog retail (continued)
Zalando SE (I)(S)	15,975	$630,923
		17,356,721
Leisure products - 0.1%
Performance Sports Group, Ltd. (I)	76,197	733,777
Media - 0.4%
DISH Network Corp., Class A (I)	2,368	135,402
ProSiebenSat.1 Media AG	5,662	285,655
Sky PLC	148,302	2,431,077
		2,852,134
Specialty retail - 3.4%
Advance Auto Parts, Inc.	47,751	7,187,003
CarMax, Inc. (I)	8,443	455,669
Jand, Inc., Class A (I)(R)	3,495	40,141
Lowe’s Companies, Inc.	42,618	3,240,673
Nitori Holdings Company, Ltd.	3,156	265,047
Party City Holdco, Inc. (I)	15,543	200,660
Signet Jewelers, Ltd.	3,083	381,336
The Home Depot, Inc.	33,022	4,367,160
The TJX Companies, Inc.	76,461	5,421,850
Tiffany & Company	10,066	767,935
Ulta Salon Cosmetics & Fragrance, Inc. (I)	1,274	235,690
Yamada Denki Company, Ltd.	51,219	221,242
Zhongsheng Group Holdings, Ltd.	207,250	124,646
		22,909,052
Textiles, apparel and luxury goods - 0.6%
ANTA Sports Products, Ltd.	292,090	798,534
Deckers Outdoor Corp. (I)	8,106	382,603
Kate Spade & Company (I)	20,382	362,188
Pandora A/S	3,166	399,181
Samsonite International SA	637,780	1,911,412
		3,853,918
		78,915,780
Consumer staples - 6.4%
Beverages - 2.2%
Anheuser-Busch InBev NV	8,042	1,000,804
Dr. Pepper Snapple Group, Inc.	3,081	287,149
Molson Coors Brewing Company, Class B	8,962	841,711
Monster Beverage Corp. (I)	26,394	3,931,650
The Coca-Cola Company	195,299	8,390,045
		14,451,359
Food and staples retailing - 0.1%
Ain Holdings, Inc.	9,327	444,697
Booker Group PLC	99,369	265,203
		709,900
Food products - 2.7%
Bunge, Ltd.	27,109	1,851,003
ConAgra Foods, Inc.	14,046	592,179
Greencore Group PLC	570,536	2,976,737
Mondelez International, Inc., Class A	156,861	7,033,647
Nomad Foods, Ltd. (I)	242,005	2,856,002
Post Holdings, Inc. (I)	9,150	564,555
The Hershey Company	20,403	1,821,376
		17,695,499
Household products - 0.5%
Colgate-Palmolive Company	48,670	3,242,395
Kimberly-Clark Corp.	2,315	294,700
		3,537,095
10

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Personal products - 0.3%
Avon Products, Inc.	77,420	$313,551
Beiersdorf AG	7,650	695,319
Kose Corp.	3,625	335,171
The Estee Lauder Companies, Inc., Class A	6,579	579,347
		1,923,388
Tobacco - 0.6%
British American Tobacco PLC	73,286	4,069,864
		42,387,105
Energy - 5.0%
Energy equipment and services - 0.8%
Halliburton Company	128,002	4,357,188
McDermott International, Inc. (I)	67,744	226,942
Petroleum Geo-Services ASA (L)	38,989	159,297
Trican Well Service, Ltd. (I)(L)	213,595	98,794
Vallourec SA (L)	18,385	171,160
		5,013,381
Oil, gas and consumable fuels - 4.2%
Anadarko Petroleum Corp.	36,008	1,749,269
Chevron Corp.	37,823	3,402,557
China Suntien Green Energy Corp., Ltd.,
H Shares	2,796,350	445,476
Cobalt International Energy, Inc. (I)	191,558	1,034,413
Continental Resources, Inc. (I)	16,236	373,103
Golar LNG, Ltd. (L)	25,489	402,471
Imperial Oil, Ltd.	132,546	4,310,396
Karoon Gas Australia, Ltd. (I)(L)	624,900	798,543
Laredo Petroleum, Inc. (I)(L)	14,079	112,491
Marathon Oil Corp.	57,399	722,653
Newfield Exploration Company (I)	9,012	293,431
Occidental Petroleum Corp.	47,565	3,215,870
Pioneer Natural Resources Company	36,787	4,612,354
Rice Energy, Inc. (I)	31,478	343,110
Southwestern Energy Company (I)(L)	79,598	565,942
Suncor Energy, Inc.	132,057	3,407,071
Tesoro Corp.	2,316	244,037
Tsakos Energy Navigation, Ltd.	1,736	13,749
Valero Energy Corp.	3,139	221,959
World Fuel Services Corp.	45,913	1,765,814
		28,034,709
		33,048,090
Financials - 19.1%
Banks - 7.1%
Alpha Bank AE (I)	171,128	458,603
Bank of America Corp.	646,263	10,876,606
BankUnited, Inc.	5,030	181,382
BNP Paribas SA	23,071	1,305,295
BOK Financial Corp. (L)	24,209	1,447,456
Citigroup, Inc.	39,397	2,038,795
Cullen/Frost Bankers, Inc.	6,576	394,560
First Citizens BancShares, Inc., Class A	1,474	380,543
First Republic Bank	24,707	1,632,144
HDFC Bank, Ltd.	47,797	981,088
ICICI Bank, Ltd.	315,144	1,243,068
ICICI Bank, Ltd., ADR	81,190	635,718
JPMorgan Chase & Co.	66,298	4,377,657
M&T Bank Corp.	42,264	5,121,552
Sberbank of Russia, ADR	115,000	665,850
State Bank of India	114,118	386,150
The PNC Financial Services Group, Inc.	110,028	10,486,769

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Wells Fargo & Company	82,137	$4,464,967
		47,078,203
Capital markets - 1.8%
BlackRock, Inc.	20,520	6,987,470
Interactive Brokers Group, Inc., Class A	8,376	365,194
Julius Baer Group, Ltd. (I)	150	7,257
Matsui Securities Company, Ltd.	30,135	276,074
Northern Trust Corp.	31,954	2,303,564
Partners Group Holding AG (L)	1,282	461,051
SEI Investments Company	23,512	1,232,029
		11,632,639
Consumer finance - 0.7%
American Express Company	46,590	3,240,335
LendingClub Corp. (I)	39,521	436,707
OneMain Holdings, Inc. (I)	20,998	872,257
Santander Consumer USA Holdings, Inc. (I)	20,324	322,135
		4,871,434
Diversified financial services - 1.6%
Berkshire Hathaway, Inc., Class B (I)	15,674	2,069,595
CBOE Holdings, Inc.	2,600	168,740
Cerved Information Solutions SpA (I)	145,996	1,212,699
Euronext NV (S)	5,768	295,949
FactSet Research Systems, Inc.	15,550	2,527,964
Hong Kong Exchanges & Clearing, Ltd.	4,579	116,649
Intercontinental Exchange, Inc.	747	191,426
Japan Exchange Group, Inc.	17,150	268,085
London Stock Exchange Group PLC	9,425	381,317
MarketAxess Holdings, Inc.	5,100	569,109
Markit, Ltd. (I)	18,206	549,275
McGraw Hill Financial, Inc.	7,051	695,088
Moody’s Corp.	7,824	785,060
MSCI, Inc.	12,559	905,881
Nasdaq, Inc.	3,271	190,274
		10,927,111
Insurance - 6.6%
ACE, Ltd.	72,159	8,431,779
Alleghany Corp. (I)	3,565	1,703,820
American International Group, Inc.	122,383	7,584,075
Assured Guaranty, Ltd.	25,985	686,784
Fairfax Financial Holdings, Ltd.	4,921	2,336,239
Markel Corp. (I)	6,379	5,634,890
Marsh & McLennan Companies, Inc.	68,536	3,800,321
MetLife, Inc.	52,638	2,537,678
Principal Financial Group, Inc.	57,490	2,585,900
Reinsurance Group of America, Inc.	39,797	3,404,633
Unum Group	106,890	3,558,368
White Mountains Insurance Group, Ltd.	2,323	1,688,380
		43,952,867
Real estate investment trusts - 1.2%
American Tower Corp.	50,319	4,878,427
Equinix, Inc.	979	296,050
Kennedy Wilson Europe Real Estate PLC	140,171	2,492,759
		7,667,236
Real estate management and development - 0.1%
Relo Holdings, Inc.	3,190	385,049
WeWork Companies, Inc., Class A (I)(R)	2,554	84,001
		469,050
		126,598,540
11

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care - 17.2%
Biotechnology - 1.7%
Actelion, Ltd. (I)	1,917	$266,355
Agios Pharmaceuticals, Inc. (I)(L)	2,329	151,199
Alder Biopharmaceuticals, Inc. (I)	12,159	401,612
Alkermes PLC (I)	5,707	453,022
Alnylam Pharmaceuticals, Inc. (I)	4,536	427,019
Anacor Pharmaceuticals, Inc. (I)	2,536	286,492
Biogen, Inc. (I)	6,147	1,883,133
Celgene Corp. (I)	6,564	786,105
Five Prime Therapeutics, Inc. (I)	6,795	281,993
Incyte Corp. (I)	8,512	923,126
Kite Pharma, Inc. (I)(L)	4,650	286,533
Portola Pharmaceuticals, Inc. (I)	37,862	1,948,000
PTC Therapeutics, Inc. (I)(L)	2,719	88,096
Regeneron Pharmaceuticals, Inc. (I)	2,772	1,504,836
TESARO, Inc. (I)	9,768	511,062
Ultragenyx Pharmaceutical, Inc. (I)	2,999	336,428
Vertex Pharmaceuticals, Inc. (I)	6,203	780,523
		11,315,534
Health care equipment and supplies - 2.7%
Becton, Dickinson and Company	39,535	6,091,948
ConforMIS, Inc. (I)	13,685	236,614
Corindus Vascular Robotics, Inc. (I)(L)	322,391	1,034,875
Edwards Lifesciences Corp. (I)	9,828	776,215
Hologic, Inc. (I)	98,647	3,816,652
Hoya Corp.	4,112	168,150
Intuitive Surgical, Inc. (I)	4,500	2,457,720
Medtronic PLC	42,154	3,242,486
STERIS PLC	2,969	223,684
Sysmex Corp.	3,415	219,054
		18,267,398
Health care providers and services - 1.6%
Acadia Healthcare Company, Inc. (I)	15,262	953,265
Cardinal Health, Inc.	35,847	3,200,062
Envision Healthcare Holdings, Inc. (I)	41,375	1,074,509
Laboratory Corp. of America Holdings (I)	20,128	2,488,626
UnitedHealth Group, Inc.	25,258	2,971,351
		10,687,813
Health care technology - 0.6%
CareView Communications, Inc. (I)	1,138,737	327,956
Cerner Corp. (I)	58,432	3,515,853
		3,843,809
Life sciences tools and services - 0.2%
Eurofins Scientific SE	413	144,063
Illumina, Inc. (I)	4,547	872,774
		1,016,837
Pharmaceuticals - 10.4%
Allergan PLC (I)	35,114	10,973,125
Bristol-Myers Squibb Company (D)	278,177	19,135,790
Eisai Company, Ltd.	44,627	2,952,109
Eli Lilly & Company	2,316	195,146
Johnson & Johnson	71,097	7,303,084
Merck & Company, Inc.	197,538	10,433,957
Mylan NV (I)	108,691	5,876,922
Ono Pharmaceutical Company, Ltd.	16,728	2,982,798
Roche Holding AG	7,810	2,164,216
Santen Pharmaceutical Company, Ltd.	20,589	338,965
Shionogi & Company, Ltd.	7,497	339,091
The Medicines Company (I)	3,590	134,051

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
TherapeuticsMD, Inc. (I)	571,693	$5,928,456
		68,757,710
		113,889,101
Industrials - 15.0%
Aerospace and defense - 2.3%
DigitalGlobe, Inc. (I)	17,244	270,041
Esterline Technologies Corp. (I)	6,402	518,562
Honeywell International, Inc.	31,138	3,224,963
Lockheed Martin Corp.	12,396	2,691,791
Orbital ATK, Inc.	3,875	346,193
Raytheon Company	2,364	294,389
Safran SA	5,474	376,079
TransDigm Group, Inc. (I)	3,635	830,416
United Technologies Corp.	71,355	6,855,075
		15,407,509
Air freight and logistics - 1.0%
United Parcel Service, Inc., Class B	55,949	5,383,972
XPO Logistics, Inc. (I)(L)	52,589	1,433,050
		6,817,022
Airlines - 0.3%
Air Canada (I)	32,070	236,637
AirAsia BHD	1,084,926	324,569
American Airlines Group, Inc.	21,217	898,540
JetBlue Airways Corp. (I)	14,792	335,039
		1,794,785
Building products - 1.7%
AO Smith Corp.	2,486	190,452
Builders FirstSource, Inc. (I)	58,168	644,501
Fortune Brands Home & Security, Inc.	95,208	5,284,044
Lennox International, Inc.	34,335	4,288,442
Masco Corp.	9,278	262,567
Owens Corning	7,275	342,143
		11,012,149
Commercial services and supplies - 0.9%
Clean Harbors, Inc. (I)	97,331	4,053,836
Stericycle, Inc. (I)	18,371	2,215,543
		6,269,379
Construction and engineering - 0.1%
Taisei Corp.	46,268	304,766
Electrical equipment - 1.5%
Acuity Brands, Inc.	895	209,251
Capstone Turbine Corp. (I)(L)	38,563	53,988
Eaton Corp. PLC	117,153	6,096,642
Generac Holdings, Inc. (I)(L)	118,538	3,528,876
Zumtobel Group AG	360	9,069
		9,897,826
Industrial conglomerates - 0.8%
3M Company	20,914	3,150,485
Danaher Corp.	25,392	2,358,409
		5,508,894
Machinery - 1.7%
Allison Transmission Holdings, Inc.	85,604	2,216,288
Arcam AB (I)(L)	55,647	1,209,502
IDEX Corp.	29,647	2,271,257
Jain Irrigation Systems, Ltd.	1,176,333	1,228,244
KUKA AG (L)	3,071	274,812
PACCAR, Inc.	43,931	2,082,329
12

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
The Middleby Corp. (I)	15,400	$1,661,198
		10,943,630
Marine - 0.0%
Scorpio Bulkers, Inc. (I)	6,936	68,593
Professional services - 0.0%
Randstad Holding NV	3,330	207,364
Road and rail - 3.4%
AMERCO	3,796	1,478,542
Canadian National Railway Company	76,751	4,290,446
DSV A/S	32,714	1,287,743
East Japan Railway Company	2,172	204,528
Genesee & Wyoming, Inc., Class A (I)	58,410	3,136,033
Hertz Global Holdings, Inc. (I)	216,924	3,086,829
Kansas City Southern	33,703	2,516,603
Knight Transportation, Inc.	37,635	911,896
Swift Transportation Company (I)(L)	33,516	463,191
Union Pacific Corp.	66,376	5,190,603
		22,566,414
Trading companies and distributors - 1.3%
AerCap Holdings NV (I)	43,137	1,861,793
Fastenal Company (L)	120,399	4,914,687
MSC Industrial Direct Company, Inc., Class A	36,341	2,044,908
		8,821,388
Transportation infrastructure - 0.0%
Macquarie Infrastructure Company LLC	4,049	293,957
		99,913,676
Information technology - 15.3%
Communications equipment - 1.9%
Cisco Systems, Inc.	381,226	10,352,192
Motorola Solutions, Inc.	31,887	2,182,665
Palo Alto Networks, Inc. (I)	1,966	346,291
ParkerVision, Inc. (I)(L)	765,905	178,073
		13,059,221
Electronic equipment, instruments and components - 0.4%
Alps Electric Company, Ltd.	19,969	541,520
Arrow Electronics, Inc. (I)	39,108	2,118,871
		2,660,391
Internet software and services - 5.5%
Alibaba Group Holding, Ltd., ADR (I)	19,244	1,563,960
Alphabet, Inc., Class A (I)	3,057	2,378,377
Alphabet, Inc., Class C (I)	10,739	8,149,612
Apigee Corp. (I)	19,659	157,862
Bitauto Holdings, Ltd., ADR (I)	12,412	351,011
COOKPAD, Inc. (L)	7,036	149,363
CoStar Group, Inc. (I)	29,545	6,106,656
Envestnet, Inc. (I)	15,947	476,018
Facebook, Inc., Class A (I)	70,930	7,423,534
Gogo, Inc. (I)(L)	34,264	609,899
j2 Global, Inc.	3,907	321,624
LinkedIn Corp., Class A (I)	1,912	430,353
Monster Worldwide, Inc. (I)	50,832	291,267
Quotient Technology, Inc. (I)(L)	114,370	780,003
Rightmove PLC	5,479	332,959
Sohu.com, Inc. (I)	4,576	261,701
Tencent Holdings, Ltd.	113,527	2,222,855
United Internet AG	35,381	1,945,215
VeriSign, Inc. (I)	3,682	321,660
Zillow Group, Inc., Class A (I)(L)	20,552	535,174

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Zillow Group, Inc., Class C (I)(L)	68,277	$1,603,144
		36,412,247
IT services - 1.5%
Accenture PLC, Class A	33,668	3,518,306
Automatic Data Processing, Inc.	31,684	2,684,268
EPAM Systems, Inc. (I)	3,336	262,276
Genpact, Ltd. (I)	6,119	152,853
Global Payments, Inc.	7,640	492,856
MasterCard, Inc., Class A	4,229	411,735
Nomura Research Institute, Ltd.	11,856	455,315
OBIC Company, Ltd.	3,567	188,818
Paysafe Group PLC (I)	119,059	647,852
Sabre Corp.	9,953	278,385
Visa, Inc., Class A	5,327	413,109
Wirecard AG	5,697	284,765
		9,790,538
Semiconductors and semiconductor equipment - 2.7%
Avago Technologies, Ltd.	1,254	182,018
Cypress Semiconductor Corp. (I)	35,552	348,765
GCL-Poly Energy Holdings, Ltd.	2,507,330	372,798
Intel Corp.	100,958	3,478,003
Lam Research Corp.	24,529	1,948,093
Micron Technology, Inc. (I)	219,662	3,110,414
NXP Semiconductors NV (I)	57,488	4,843,364
Sumco Corp.	181,905	1,372,382
SunEdison Semiconductor, Ltd. (I)	34,939	273,922
SunEdison, Inc. (I)(L)	85,945	437,460
SunPower Corp. (I)(L)	50,327	1,510,313
		17,877,532
Software - 3.1%
Activision Blizzard, Inc.	6,637	256,918
Adobe Systems, Inc. (D)(I)	16,370	1,537,798
Atlassian Corp. PLC, Class A (I)	700	21,056
Cadence Design Systems, Inc. (I)	10,406	216,549
Electronic Arts, Inc. (I)	2,661	182,864
EnerNOC, Inc. (I)(L)	53,888	207,469
Guidewire Software, Inc. (I)	6,887	414,322
Manhattan Associates, Inc. (I)	5,034	333,100
Microsoft Corp.	192,626	10,686,890
Nintendo Company, Ltd.	4,014	551,965
Paycom Software, Inc. (I)	8,954	336,939
Proofpoint, Inc. (I)	3,356	218,174
salesforce.com, Inc. (I)	5,569	436,610
ServiceNow, Inc. (I)	29,966	2,593,857
SS&C Technologies Holdings, Inc.	2,695	183,988
Tangoe, Inc. (I)	21,385	179,420
The Sage Group PLC	36,929	328,116
The Ultimate Software Group, Inc. (I)	1,200	234,612
Workday, Inc., Class A (I)	25,094	1,999,490
		20,920,137
Technology hardware, storage and peripherals - 0.2%
Pure Storage, Inc., Class A (I)(L)	3,500	54,495
Pure Storage, Inc., Class B (I)	62,660	936,221
Stratasys, Ltd. (I)	8,544	200,613
		1,191,329
		101,911,395
Materials - 4.4%
Chemicals - 1.9%
Daicel Corp.	17,524	260,790
13

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Methanex Corp.	29,905	$987,164
Platform Specialty Products Corp. (I)	270,197	3,466,628
Potash Corp. of Saskatchewan, Inc.	81,693	1,398,584
Praxair, Inc.	46,961	4,808,806
The Sherwin-Williams Company	4,544	1,179,622
Wacker Chemie AG	3,025	252,922
		12,354,516
Construction materials - 0.3%
Buzzi Unicem SpA (L)	121,498	2,177,887
Containers and packaging - 0.7%
Ball Corp.	22,807	1,658,753
Packaging Corp. of America	9,100	573,755
RPC Group PLC	14,226	174,409
Silgan Holdings, Inc.	27,500	1,477,300
Smurfit Kappa Group PLC	31,794	814,277
		4,698,494
Metals and mining - 0.4%
Steel Dynamics, Inc.	148,500	2,653,695
Paper and forest products - 1.1%
Louisiana-Pacific Corp. (I)	154,857	2,788,975
Norbord, Inc.	249,420	4,857,895
		7,646,870
		29,531,462
Telecommunication services - 0.4%
Diversified telecommunication services - 0.3%
Verizon Communications, Inc.	51,907	2,399,142
Wireless telecommunication services - 0.1%
SoftBank Group Corp.	6,995	353,040
		2,752,182
Utilities - 1.5%
Electric utilities - 0.5%
Xcel Energy, Inc.	90,127	3,236,461
Gas utilities - 0.2%
UGI Corp.	43,353	1,463,597
Independent power and renewable electricity producers - 0.2%
China Longyuan Power Group Corp., H Shares	967,005	727,167
Pattern Energy Group, Inc.	11,009	230,198
		957,365
Multi-utilities - 0.6%
Dominion Resources, Inc.	61,469	4,157,763
		9,815,186
TOTAL COMMON STOCKS (Cost $619,084,553)		$638,762,517

PREFERRED SECURITIES - 2.2%
Consumer discretionary - 0.1%
Diversified consumer services - 0.1%
The Honest Company, Inc. (I)(R)	8,963	410,102
Specialty retail - 0.0%
Jand, Inc., Series D (I)(R)	7,805	89,643
		499,745
Financials - 0.2%
Capital markets - 0.1%
Forward Venture (I)(R)	14,346	591,342
Real estate management and development - 0.1%
Redfin Corp. (I)(R)	78,202	257,887

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Real estate management and development (continued)
WeWork Companies, Inc., Series D1 (I)(R)	12,694	$417,506
WeWork Companies, Inc., Series D2 (I)(R)	9,974	328,045
		1,003,438
		1,594,780
Industrials - 0.1%
Electrical equipment - 0.1%
Lithium Technology Corp. (I)(R)	118,631	588,410
Information technology - 1.8%
Electronic equipment, instruments and components - 0.1%
Veracode, Inc. (I)(R)	18,712	560,986
Internet software and services - 1.2%
DocuSign, Inc., Series B (I)(R)	865	16,516
DocuSign, Inc., Series B1 (I)(R)	259	4,945
DocuSign, Inc., Series D (I)(R)	621	11,857
DocuSign, Inc., Series E (I)(R)	16,071	306,845
DocuSign, Inc., Series F (I)(R)	2,107	40,229
Dropbox, Inc., Series C (I)(R)	10,895	173,013
Lookout, Inc., Series F (I)(R)	25,174	217,755
Uber Technologies, Inc. (I)(R)	142,224	6,936,577
		7,707,737
Software - 0.5%
Birst, Inc., Series F (I)(R)	46,072	269,102
Cloudera, Inc., Series F (I)(R)	15,771	365,256
DraftKings, Inc., Series C (I)(R)	75,450	154,673
Essence Group Holdings Corp. (I)(R)	203,629	450,020
MarkLogic Corp., Series F (I)(R)	30,839	313,324
Nutanix, Inc. (I)(R)	32,127	498,611
Pinterest, Inc., Series G (I)(R)	32,419	1,163,695
Zuora, Inc., Series F (I)(R)	99,899	439,556
		3,654,237
		11,922,960
TOTAL PREFERRED SECURITIES (Cost $8,602,474)		$14,605,895

CORPORATE BONDS - 0.0%
Information technology - 0.0%
DraftKings, Inc.
5.000%, 12/23/2016 (R)	$48,473	$48,473
TOTAL CORPORATE BONDS (Cost $48,473)		$48,473

RIGHTS - 0.0%
GCL-Poly Energy Holdings, Ltd. (Strike Price:
HKD 1.12; Expiration Date: 01/20/2016) (I)	505,266	2,608
TOTAL RIGHTS (Cost $0)		$2,608

WARRANTS - 0.1%
Moscow Exchange MICEX (Expiration Date: 04/18/2023; Strike Price: RUB 0.00) (I)(S)	642,380	804,375
TOTAL WARRANTS (Cost $1,051,425)		$804,375

SECURITIES LENDING COLLATERAL - 3.7%
John Hancock Collateral Trust, 0.3070% (W)(Y)	2,422,205	24,233,672
TOTAL SECURITIES LENDING
COLLATERAL (Cost $24,234,774)		$24,233,672
14

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 1.4%
Repurchase agreement - 1.4%
Deutsche Bank Tri-Party Repurchase Agreement dated 12/31/2015 at 0.360% to be repurchased at $9,100,364 on 01/04/2016, collateralized by $8,426,477 Federal National Mortgage Association, 4.500% due 10/01/2042 (valued at $9,282,001, including interest)	$9,100,000	$9,100,000
TOTAL SHORT-TERM INVESTMENTS (Cost $9,100,000)		$9,100,000
Total Investments (Alpha Opportunities Trust)
(Cost $662,121,699) - 103.6%		$687,557,540
Other assets and liabilities, net - (3.6%)		(23,739,063)
TOTAL NET ASSETS - 100.0%		$663,818,477

American Asset Allocation Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	74,003,623	$1,525,954,700
TOTAL INVESTMENT COMPANIES (Cost $1,070,694,122)		$1,525,954,700
Total Investments (American Asset Allocation Trust)
(Cost $1,070,694,122) - 100.0%		$1,525,954,700
Other assets and liabilities, net - 0.0%		43,830
TOTAL NET ASSETS - 100.0%		$1,525,998,530

American Global Growth Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 99.9%
American Funds Insurance Series - 99.9%
American Global Growth Fund - Class 1	8,956,611	$236,364,970
TOTAL INVESTMENT COMPANIES (Cost $219,749,727)		$236,364,970
Total Investments (American Global Growth Trust)
(Cost $219,749,727) - 99.9%		$236,364,970
Other assets and liabilities, net - 0.1%		147,803
TOTAL NET ASSETS - 100.0%		$236,512,773

American Growth Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	13,304,687	$904,984,829
TOTAL INVESTMENT COMPANIES (Cost $684,109,787)		$904,984,829
Total Investments (American Growth Trust)
(Cost $684,109,787) - 100.0%		$904,984,829
Other assets and liabilities, net - 0.0%		12,286
TOTAL NET ASSETS - 100.0%		$904,997,115

American Growth-Income Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	23,951,408	$1,087,393,911
TOTAL INVESTMENT COMPANIES (Cost $878,258,995)		$1,087,393,911
Total Investments (American Growth-Income Trust)
(Cost $878,258,995) - 100.0%		$1,087,393,911
Other assets and liabilities, net - 0.0%		14,585
TOTAL NET ASSETS - 100.0%		$1,087,408,496

American International Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International Fund - Class 1	29,635,300	$535,806,217
TOTAL INVESTMENT COMPANIES (Cost $473,647,901)		$535,806,217
Total Investments (American International Trust)
(Cost $473,647,901) - 100.0%		$535,806,217
Other assets and liabilities, net - 0.0%		1,148
TOTAL NET ASSETS - 100.0%		$535,807,365

American New World Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American New World Fund - Class 1	4,082,731	$77,041,135
TOTAL INVESTMENT COMPANIES (Cost $89,177,406)		$77,041,135
Total Investments (American New World Trust)
(Cost $89,177,406) - 100.0%		$77,041,135
Other assets and liabilities, net - 0.0%		(18,399)
TOTAL NET ASSETS - 100.0%		$77,022,736
15

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Blue Chip Growth Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.5%
Consumer discretionary - 26.0%
Auto components - 0.2%
BorgWarner, Inc.	10,000	$432,300
Delphi Automotive PLC	37,100	3,180,584
		3,612,884
Automobiles - 0.4%
Ferrari NV (I)(L)	7,300	350,400
Tesla Motors, Inc. (I)(L)	29,160	6,998,692
		7,349,092
Hotels, restaurants and leisure - 4.1%
Carnival Corp.	18,500	1,007,880
Chipotle Mexican Grill, Inc. (I)	7,800	3,742,830
Hilton Worldwide Holdings, Inc.	398,122	8,519,811
Las Vegas Sands Corp.	4,900	214,816
Marriott International, Inc., Class A (L)	71,129	4,768,488
MGM Resorts International (I)	322,200	7,320,384
Norwegian Cruise Line Holdings, Ltd. (I)	175,300	10,272,580
Royal Caribbean Cruises, Ltd.	110,900	11,224,189
Starbucks Corp.	380,800	22,859,424
		69,930,402
Internet and catalog retail - 12.5%
Amazon.com, Inc. (I)	188,389	127,330,242
Ctrip.com International, Ltd., ADR (I)(L)	172,400	7,987,292
JD.com, Inc., ADR (I)	61,400	1,981,071
Netflix, Inc. (I)	181,100	20,714,218
The Priceline Group, Inc. (I)	42,900	54,695,355
		212,708,178
Media - 1.0%
The Walt Disney Company	152,500	16,024,700
Time Warner, Inc.	4,500	291,015
		16,315,715
Specialty retail - 6.1%
AutoZone, Inc. (I)	14,000	10,386,740
CarMax, Inc. (I)	21,700	1,171,149
L Brands, Inc.	57,400	5,500,068
Lowe’s Companies, Inc.	330,100	25,100,804
O’Reilly Automotive, Inc. (I)	77,300	19,589,366
Ross Stores, Inc.	202,500	10,896,525
The Home Depot, Inc.	160,000	21,160,000
Tractor Supply Company	129,000	11,029,500
		104,834,152
Textiles, apparel and luxury goods - 1.7%
Hanesbrands, Inc.	405,200	11,925,036
NIKE, Inc., Class B	254,100	15,881,250
PVH Corp.	1,700	125,205
VF Corp.	15,100	939,975
		28,871,466
		443,621,889
Consumer staples - 2.6%
Beverages - 0.4%
Constellation Brands, Inc., Class A	42,900	6,110,676
Molson Coors Brewing Company, Class B	3,700	347,504
Monster Beverage Corp. (I)	7,800	1,161,888
		7,620,068
Food and staples retailing - 2.0%
Costco Wholesale Corp.	27,900	4,505,850
CVS Health Corp.	129,700	12,680,769
The Kroger Company	4,000	167,320

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
Walgreens Boots Alliance, Inc.	191,500	$16,307,183
		33,661,122
Personal products - 0.2%
The Estee Lauder Companies, Inc., Class A	32,000	2,817,920
		44,099,110
Energy - 0.3%
Oil, gas and consumable fuels - 0.3%
Cimarex Energy Company	19,400	1,733,972
Concho Resources, Inc. (I)	13,300	1,235,038
Pioneer Natural Resources Company	10,700	1,341,566
		4,310,576
		4,310,576
Financials - 6.1%
Banks - 0.1%
Citigroup, Inc.	19,100	988,425
Capital markets - 3.0%
Ameriprise Financial, Inc.	59,451	6,326,775
Morgan Stanley	570,300	18,141,243
Northern Trust Corp.	28,289	2,039,354
State Street Corp.	122,007	8,096,385
TD Ameritrade Holding Corp.	403,800	14,015,898
The Bank of New York Mellon Corp.	77,200	3,182,184
		51,801,839
Diversified financial services - 1.0%
Intercontinental Exchange, Inc.	69,460	17,799,820
Insurance - 0.4%
Marsh & McLennan Companies, Inc.	106,500	5,905,425
Real estate investment trusts - 1.6%
American Tower Corp.	280,338	27,178,769
		103,674,278
Health care - 25.3%
Biotechnology - 9.7%
AbbVie, Inc.	15,400	912,296
Alexion Pharmaceuticals, Inc. (I)	226,200	43,147,650
Amgen, Inc.	3,400	551,922
Baxalta, Inc.	28,500	1,112,355
Biogen, Inc. (I)	55,300	16,941,155
Celgene Corp. (I)	286,200	34,275,312
Gilead Sciences, Inc.	285,100	28,849,269
Incyte Corp. (I)	22,100	2,396,745
Regeneron Pharmaceuticals, Inc. (I)	37,100	20,140,477
Vertex Pharmaceuticals, Inc. (I)	135,200	17,012,216
		165,339,397
Health care equipment and supplies - 2.3%
Becton, Dickinson and Company	88,400	13,621,556
Hologic, Inc. (I)	45,600	1,764,264
Intuitive Surgical, Inc. (I)	23,000	12,561,680
Medtronic PLC	60,611	4,662,198
Stryker Corp.	68,679	6,383,026
		38,992,724
Health care providers and services - 6.4%
Aetna, Inc.	70,900	7,665,708
AmerisourceBergen Corp.	62,600	6,492,246
Anthem, Inc.	107,600	15,003,744
Cardinal Health, Inc.	134,100	11,971,107
Cigna Corp.	1,800	263,394
16

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Henry Schein, Inc. (I)	17,100	$2,705,049
Humana, Inc.	17,100	3,052,521
McKesson Corp.	188,900	37,256,747
UnitedHealth Group, Inc.	212,000	24,939,680
		109,350,196
Life sciences tools and services - 1.4%
Thermo Fisher Scientific, Inc.	168,700	23,930,095
Pharmaceuticals - 5.5%
Allergan PLC (I)	140,698	43,968,125
Bristol-Myers Squibb Company	279,100	19,199,289
Eli Lilly & Company	174,000	14,661,240
Perrigo Company PLC	1,200	173,640
Shire PLC, ADR	6,500	1,332,500
Valeant Pharmaceuticals International, Inc. (I)	145,500	14,790,075
Zoetis, Inc.	23,100	1,106,952
		95,231,821
		432,844,233
Industrials - 9.8%
Aerospace and defense - 2.0%
Lockheed Martin Corp.	8,000	1,737,200
Northrop Grumman Corp.	1,800	339,858
Rockwell Collins, Inc.	10,700	987,610
Textron, Inc.	93,000	3,906,930
The Boeing Company	184,400	26,662,396
		33,633,994
Air freight and logistics - 0.6%
FedEx Corp.	72,700	10,831,573
Airlines - 2.2%
Alaska Air Group, Inc.	75,500	6,078,505
American Airlines Group, Inc.	523,700	22,178,695
Delta Air Lines, Inc.	12,200	618,418
United Continental Holdings, Inc. (I)	154,200	8,835,660
		37,711,278
Industrial conglomerates - 3.8%
Danaher Corp.	560,826	52,089,519
Roper Technologies, Inc.	62,500	11,861,875
		63,951,394
Machinery - 0.4%
Flowserve Corp.	5,200	218,816
Wabtec Corp.	80,100	5,696,712
		5,915,528
Professional services - 0.1%
IHS, Inc., Class A (I)	18,300	2,167,269
Road and rail - 0.7%
Canadian Pacific Railway, Ltd. (L)	59,900	7,643,240
J.B. Hunt Transport Services, Inc.	49,600	3,638,656
Union Pacific Corp.	13,200	1,032,240
		12,314,136
		166,525,172
Information technology - 28.2%
Internet software and services - 14.4%
Akamai Technologies, Inc. (I)	24,500	1,289,435
Alibaba Group Holding, Ltd., ADR (I)	282,161	22,931,224
Alphabet, Inc., Class A (I)	57,966	45,098,128
Alphabet, Inc., Class C (I)	94,898	72,016,194
Baidu, Inc., ADR (I)	58,300	11,021,032

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Facebook, Inc., Class A (I)	571,908	$59,855,891
LinkedIn Corp., Class A (I)	53,900	12,131,812
Tencent Holdings, Ltd.	1,081,800	21,181,610
		245,525,326
IT services - 6.7%
Cognizant Technology Solutions Corp., Class A (I)	48,800	2,928,976
First Data Corp., Class A (I)	77,100	1,235,142
Fiserv, Inc. (I)	167,800	15,346,988
MasterCard, Inc., Class A	450,400	43,850,944
PayPal Holdings, Inc. (I)	62,800	2,273,360
Visa, Inc., Class A	625,700	48,523,035
		114,158,445
Semiconductors and semiconductor equipment - 0.0%
Avago Technologies, Ltd.	2,300	333,845
Software - 5.7%
Electronic Arts, Inc. (I)	79,200	5,442,624
Microsoft Corp.	811,100	44,999,828
Red Hat, Inc. (I)	129,687	10,739,380
salesforce.com, Inc. (I)	342,700	26,867,680
ServiceNow, Inc. (I)	117,600	10,179,456
		98,228,968
Technology hardware, storage and peripherals - 1.4%
Apple, Inc.	224,100	23,588,766
		481,835,350
Materials - 1.2%
Chemicals - 1.2%
Ashland, Inc.	41,200	4,231,240
Ecolab, Inc.	72,300	8,269,674
PPG Industries, Inc.	1,400	138,348
The Sherwin-Williams Company	31,300	8,125,480
		20,764,742
		20,764,742
Telecommunication services - 0.0%
Wireless telecommunication services - 0.0%
T-Mobile US, Inc. (I)	14,000	547,680
TOTAL COMMON STOCKS (Cost $1,060,284,998)		$1,698,223,030

SECURITIES LENDING COLLATERAL - 1.5%
John Hancock Collateral Trust, 0.3070% (W)(Y)	2,503,598	25,048,000
TOTAL SECURITIES LENDING
COLLATERAL (Cost $25,048,110)		$25,048,000

SHORT-TERM INVESTMENTS - 0.5%
Money market funds - 0.5%
State Street Institutional U.S. Government Money Market Fund, 0.0891% (Y)	4,817,195	$4,817,195
T. Rowe Price Reserve Investment Fund, 0.2195% (Y)	4,312,732	4,312,732
		9,129,927
TOTAL SHORT-TERM INVESTMENTS (Cost $9,129,927)		$9,129,927
Total Investments (Blue Chip Growth Trust)
(Cost $1,094,463,035) - 101.5%		$1,732,400,957
Other assets and liabilities, net - (1.5%)		(24,810,391)
TOTAL NET ASSETS - 100.0%		$1,707,590,566
17

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Capital Appreciation Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.6%
Consumer discretionary - 30.3%
Automobiles - 1.2%
Tesla Motors, Inc. (I)(L)	47,714	$11,451,837
Hotels, restaurants and leisure - 4.7%
Marriott International, Inc., Class A (L)	200,948	13,471,554
McDonald’s Corp.	83,685	9,886,546
Starbucks Corp.	353,639	21,228,949
		44,587,049
Internet and catalog retail - 9.8%
Amazon.com, Inc. (I)	71,124	48,072,000
JD.com, Inc., ADR (I)	158,806	5,123,876
Netflix, Inc. (I)	206,695	23,641,774
The Priceline Group, Inc. (I)	12,846	16,378,008
		93,215,658
Media - 3.0%
The Walt Disney Company	185,780	19,521,762
Time Warner, Inc.	143,848	9,302,650
		28,824,412
Specialty retail - 6.2%
Inditex SA	519,856	17,859,188
O’Reilly Automotive, Inc. (I)	65,109	16,499,923
The Home Depot, Inc.	51,405	6,798,311
The TJX Companies, Inc.	167,683	11,890,402
Tiffany & Company	85,474	6,520,811
		59,568,635
Textiles, apparel and luxury goods - 5.4%
Luxottica Group SpA	155,773	10,150,955
NIKE, Inc., Class B	439,662	27,478,875
Under Armour, Inc., Class A (I)(L)	174,002	14,026,301
		51,656,131
		289,303,722
Consumer staples - 4.4%
Beverages - 1.0%
Monster Beverage Corp. (I)	63,726	9,492,625
Food and staples retailing - 3.4%
Costco Wholesale Corp.	101,997	16,472,516
The Kroger Company	380,048	15,897,408
		32,369,924
		41,862,549
Energy - 1.2%
Energy equipment and services - 0.4%
Schlumberger, Ltd.	61,036	4,257,261
Oil, gas and consumable fuels - 0.8%
Concho Resources, Inc. (I)	80,960	7,517,946
		11,775,207
Financials - 4.1%
Banks - 0.9%
Citigroup, Inc.	170,336	8,814,888
Capital markets - 0.9%
Morgan Stanley	271,128	8,624,582
Diversified financial services - 1.1%
McGraw Hill Financial, Inc.	107,148	10,562,650
Real estate investment trusts - 1.2%
American Tower Corp.	113,990	11,051,331
		39,053,451

Capital Appreciation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care - 17.1%
Biotechnology - 7.2%
Alexion Pharmaceuticals, Inc. (I)	83,004	$15,833,013
Biogen, Inc. (I)	44,981	13,779,929
BioMarin Pharmaceutical, Inc. (I)	22,835	2,392,195
Celgene Corp. (I)	167,932	20,111,536
Regeneron Pharmaceuticals, Inc. (I)	26,749	14,521,230
Vertex Pharmaceuticals, Inc. (I)	17,579	2,211,966
		68,849,869
Health care equipment and supplies - 1.6%
Abbott Laboratories	343,590	15,430,627
Life sciences tools and services - 1.5%
Illumina, Inc. (I)	71,351	13,695,468
Pharmaceuticals - 6.8%
Allergan PLC (I)	45,743	14,294,688
Bristol-Myers Squibb Company	302,071	20,779,464
Novo Nordisk A/S, ADR (L)	217,194	12,614,628
Shire PLC, ADR	82,905	16,995,525
		64,684,305
		162,660,269
Industrials - 1.8%
Aerospace and defense - 1.8%
The Boeing Company	120,281	17,391,430
Information technology - 39.3%
Communications equipment - 0.4%
Palo Alto Networks, Inc. (I)	23,601	4,157,080
Internet software and services - 15.8%
Alibaba Group Holding, Ltd., ADR (I)	183,738	14,932,387
Alphabet, Inc., Class A (I)	36,015	28,020,030
Alphabet, Inc., Class C (I)	37,711	28,618,124
Facebook, Inc., Class A (I)	394,488	41,287,114
LinkedIn Corp., Class A (I)	79,750	17,950,130
Tencent Holdings, Ltd.	1,020,516	19,981,671
		150,789,456
IT services - 7.5%
FleetCor Technologies, Inc. (I)	72,715	10,393,155
MasterCard, Inc., Class A	321,889	31,339,113
Visa, Inc., Class A	380,921	29,540,424
		71,272,692
Semiconductors and semiconductor equipment - 1.8%
ARM Holdings PLC, ADR (L)	192,731	8,719,150
NXP Semiconductors NV (I)	97,836	8,242,683
		16,961,833
Software - 9.4%
Adobe Systems, Inc. (I)	215,236	20,219,270
Atlassian Corp. PLC, Class A (I)	13,351	401,598
Microsoft Corp.	241,774	13,413,622
Red Hat, Inc. (I)	179,631	14,875,243
salesforce.com, Inc. (I)	262,357	20,568,789
Splunk, Inc. (I)	153,165	9,007,634
Workday, Inc., Class A (I)	132,336	10,544,532
		89,030,688
Technology hardware, storage and peripherals - 4.4%
Apple, Inc.	398,354	41,930,738
		374,142,487
18

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Materials - 1.4%
Chemicals - 1.4%
Monsanto Company	79,830	$7,864,852
The Sherwin-Williams Company	19,926	5,172,790
		13,037,642
		13,037,642
TOTAL COMMON STOCKS (Cost $664,329,419)		$949,226,757

SECURITIES LENDING COLLATERAL - 4.4%
John Hancock Collateral Trust, 0.3070% (W)(Y)	4,176,245	41,782,496
TOTAL SECURITIES LENDING
COLLATERAL (Cost $41,782,783)		$41,782,496

SHORT-TERM INVESTMENTS - 0.3%
Repurchase agreement - 0.3%
Repurchase Agreement with State Street Corp. dated 12/31/2015 at 0.030% to be repurchased at $3,466,012 on 01/04/2016, collateralized by $3,470,000 U.S. Treasury Notes, 2.125% due 08/15/2021 (valued at $3,539,400, including interest)	$3,466,000	$3,466,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,466,000)		$3,466,000
Total Investments (Capital Appreciation Trust)
(Cost $709,578,202) - 104.3%		$994,475,253
Other assets and liabilities, net - (4.3%)		(41,227,949)
TOTAL NET ASSETS - 100.0%		$953,247,304

Capital Appreciation Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 60.7%
Consumer discretionary - 6.4%
Auto components - 1.6%
Johnson Controls, Inc.	146,300	$5,777,387
Hotels, restaurants and leisure - 0.5%
Compass Group PLC	109,397	1,895,654
Media - 1.1%
Comcast Corp., Class A	71,900	4,057,317
Specialty retail - 3.2%
AutoZone, Inc. (I)	9,900	7,344,908
Lowe’s Companies, Inc.	49,100	3,733,564
O’Reilly Automotive, Inc. (I)	1,400	354,788
		11,433,260
		23,163,618
Consumer staples - 4.0%
Beverages - 0.9%
PepsiCo, Inc.	25,000	2,498,000
SABMiller PLC	11,040	660,457
		3,158,457
Food and staples retailing - 0.9%
CVS Health Corp.	33,000	3,226,410

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products - 0.4%
Mondelez International, Inc., Class A	34,100	$1,529,044
Tobacco - 1.8%
Altria Group, Inc.	38,800	2,258,548
Philip Morris International, Inc.	51,100	4,492,201
		6,750,749
		14,664,660
Energy - 1.0%
Oil, gas and consumable fuels - 1.0%
Canadian Natural Resources, Ltd.	159,500	3,481,885
Financials - 12.5%
Banks - 0.1%
Fifth Third Bancorp	16,700	335,670
Capital markets - 3.0%
Affiliated Managers Group, Inc. (I)	10,600	1,693,456
BlackRock, Inc.	5,800	1,975,016
The Bank of New York Mellon Corp.	174,200	7,180,524
		10,848,996
Consumer finance - 0.6%
American Express Company	30,900	2,149,095
Insurance - 5.6%
Marsh & McLennan Companies, Inc.	290,100	16,086,035
Willis Towers Watson PLC (I)	87,400	4,245,018
		20,331,053
Real estate investment trusts - 3.2%
American Tower Corp.	89,900	8,715,805
Iron Mountain, Inc.	108,480	2,930,045
		11,645,850
		45,310,664
Health care - 13.6%
Biotechnology - 0.5%
Biogen, Inc. (I)	5,800	1,776,830
Health care equipment and supplies - 3.6%
Abbott Laboratories	105,200	4,724,532
Becton, Dickinson and Company	53,012	8,168,619
		12,893,151
Health care providers and services - 3.5%
Aetna, Inc.	48,700	5,265,444
Anthem, Inc.	17,500	2,440,200
Henry Schein, Inc. (I)	2,357	372,854
UnitedHealth Group, Inc.	38,200	4,493,848
		12,572,346
Life sciences tools and services - 4.1%
PerkinElmer, Inc.	75,900	4,065,963
Thermo Fisher Scientific, Inc.	76,600	10,865,710
		14,931,673
Pharmaceuticals - 1.9%
Pfizer, Inc.	86,884	2,804,616
Zoetis, Inc.	87,291	4,182,985
		6,987,601
		49,161,601
Industrials - 10.4%
Aerospace and defense - 0.6%
The Boeing Company	14,900	2,154,391
19

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies - 1.6%
Tyco International PLC	183,000	$5,835,870
Electrical equipment - 1.0%
AMETEK, Inc.	49,800	2,668,782
Sensata Technologies Holding NV (I)	16,500	759,990
		3,428,772
Industrial conglomerates - 5.0%
Danaher Corp.	157,474	14,626,185
Roper Technologies, Inc.	18,300	3,473,157
		18,099,342
Machinery - 1.6%
IDEX Corp.	32,100	2,459,181
Pentair PLC	65,900	3,264,027
		5,723,208
Professional services - 0.6%
Capita PLC	26,412	469,936
IHS, Inc., Class A (I)	14,700	1,740,921
		2,210,857
		37,452,440
Information technology - 9.6%
Communications equipment - 0.8%
NetScout Systems, Inc. (I)	90,882	2,790,077
Internet software and services - 1.3%
Alphabet, Inc., Class A (I)	1,300	1,011,413
Alphabet, Inc., Class C (I)	4,713	3,576,601
		4,588,014
IT services - 3.5%
Fiserv, Inc. (I)	77,500	7,088,150
FleetCor Technologies, Inc. (I)	12,900	1,843,797
Visa, Inc., Class A	48,500	3,761,175
		12,693,122
Semiconductors and semiconductor equipment - 0.2%
Texas Instruments, Inc.	15,300	838,593
Software - 2.4%
Microsoft Corp.	134,500	7,462,060
SS&C Technologies Holdings, Inc.	18,600	1,269,822
		8,731,882
Technology hardware, storage and peripherals - 1.4%
Apple, Inc.	48,100	5,063,006
		34,704,694
Telecommunication services - 0.5%
Wireless telecommunication services - 0.5%
SBA Communications Corp., Class A (I)	16,900	1,775,683
Utilities - 2.7%
Electric utilities - 0.6%
Duke Energy Corp.	3,000	214,170
Xcel Energy, Inc.	53,400	1,917,594
		2,131,764
Multi-utilities - 2.1%
PG&E Corp.	147,000	7,818,930
		9,950,694
TOTAL COMMON STOCKS (Cost $195,176,760)		$219,665,939

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES - 2.4%
Financials - 0.9%
Banks - 0.2%
U.S. Bancorp (6.000% to 04/15/2017, then 3 month LIBOR + 4.861%)	15,000	$402,300
U.S. Bancorp (6.500% to 01/15/2022, then 3 month LIBOR + 4.468%)	14,000	401,800
		804,100
Capital markets - 0.1%
State Street Corp., 6.000%	10,000	265,700
Real estate investment trusts - 0.6%
American Tower Corp., 5.500%	20,573	2,077,873
		3,147,673
Health care - 0.8%
Pharmaceuticals - 0.8%
Allergan PLC, 5.500%	2,783	2,866,991
Telecommunication services - 0.2%
Wireless telecommunication services - 0.2%
T-Mobile US, Inc., 5.500%	8,148	551,701
Utilities - 0.5%
Electric utilities - 0.5%
SCE Trust I, 5.625%	20,000	506,200
SCE Trust II, 5.100%	1,920	47,155
SCE Trust III (5.750% to 03/15/2024, then 3 month LIBOR + 2.990%)	20,615	551,451
SCE Trust IV (5.375 to 09/15/2025, then 3 month LIBOR + 3.132%)	30,000	814,800
		1,919,606
		1,919,606
TOTAL PREFERRED SECURITIES (Cost $8,072,477)		$8,485,971

CORPORATE BONDS - 17.6%
Consumer discretionary - 3.6%
Amazon.com, Inc.
2.600%, 12/05/2019	$465,000	$472,277
American Honda Finance Corp.
0.950%, 05/05/2017	250,000	248,540
AutoZone, Inc.
2.500%, 04/15/2021	155,000	151,299
CCO Holdings LLC
7.375%, 06/01/2020	375,000	390,469
CCO Safari II LLC
3.579%, 07/23/2020 (S)	150,000	149,141
Cedar Fair LP
5.250%, 03/15/2021	300,000	309,000
Cequel Communications Holdings I LLC
6.375%, 09/15/2020 (S)	400,000	391,000
DISH DBS Corp.
4.625%, 07/15/2017	125,000	127,500
7.125%, 02/01/2016	425,000	426,328
Ford Motor Credit Company LLC
0.982%, 09/08/2017 (P)	525,000	517,682
1.022%, 12/06/2017 (P)	825,000	814,400
1.461%, 03/27/2017	1,395,000	1,381,813
1.594%, 05/09/2016 (P)	410,000	410,558
1.724%, 12/06/2017	275,000	270,758
2.145%, 01/09/2018	360,000	358,703
2.375%, 03/12/2019	375,000	369,776
2.500%, 01/15/2016	380,000	380,086
2.597%, 11/04/2019	500,000	490,962
4.250%, 02/03/2017	200,000	204,348
20

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Ford Motor Credit Company LLC (continued)
6.625%, 08/15/2017	$200,000	$213,171
Group 1 Automotive, Inc.
5.000%, 06/01/2022	25,000	24,750
Hanesbrands, Inc.
6.375%, 12/15/2020	75,000	77,625
Hilton Worldwide Finance LLC
5.625%, 10/15/2021	807,000	836,254
L Brands, Inc.
5.625%, 10/15/2023	375,000	397,500
6.625%, 04/01/2021	200,000	221,500
6.900%, 07/15/2017	300,000	321,000
7.000%, 05/01/2020	125,000	140,938
8.500%, 06/15/2019	125,000	145,313
Lamar Media Corp.
5.000%, 05/01/2023	125,000	126,563
Levi Strauss & Company
6.875%, 05/01/2022	325,000	347,750
McDonald’s Corp.
2.100%, 12/07/2018	45,000	45,037
Unitymedia GmbH
6.125%, 01/15/2025 (S)	200,000	197,630
Unitymedia Hessen GmbH & Company
KG
5.500%, 01/15/2023 (S)	500,000	498,750
Univision Communications, Inc.
6.750%, 09/15/2022 (S)	364,000	377,195
8.500%, 05/15/2021 (S)	400,000	409,000
Virgin Media Secured Finance PLC
5.250%, 01/15/2026 (S)	200,000	194,500
5.375%, 04/15/2021 (S)	720,000	743,400
		13,182,516
Consumer staples - 0.5%
B&G Foods, Inc.
4.625%, 06/01/2021	200,000	198,000
PepsiCo, Inc.
1.250%, 04/30/2018	125,000	124,552
Rite Aid Corp.
6.750%, 06/15/2021	1,200,000	1,257,000
9.250%, 03/15/2020	350,000	370,125
		1,949,677
Energy - 4.7%
Canadian Natural Resources, Ltd.
1.750%, 01/15/2018	185,000	179,962
Chevron Corp.
1.365%, 03/02/2018	390,000	386,903
Concho Resources, Inc.
5.500%, 10/01/2022 to 04/01/2023	1,725,000	1,587,000
6.500%, 01/15/2022	725,000	696,000
7.000%, 01/15/2021	900,000	886,500
Diamondback Energy, Inc.
7.625%, 10/01/2021	325,000	328,250
Energy Transfer Partners LP
4.150%, 10/01/2020	275,000	253,792
4.900%, 02/01/2024	345,000	307,610
EQT Corp.
4.875%, 11/15/2021	1,570,000	1,495,182
6.500%, 04/01/2018	315,000	331,114
8.125%, 06/01/2019	483,000	521,846
MPLX LP
4.500%, 07/15/2023 (S)	2,425,000	2,169,648
5.500%, 02/15/2023 (S)	1,075,000	940,625

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
MPLX LP
4.875%, 12/01/2024 (S)	$200,000	$179,500
ONEOK Partners LP
2.000%, 10/01/2017	140,000	133,733
Range Resources Corp.
4.875%, 05/15/2025 (S)	425,000	323,000
5.000%, 08/15/2022 to 03/15/2023	3,875,000	2,891,750
5.750%, 06/01/2021	660,000	521,400
Shell International Finance BV
0.806%, 05/11/2020 (P)	810,000	798,136
Targa Resources Partners LP
4.125%, 11/15/2019	150,000	124,875
4.250%, 11/15/2023	525,000	404,250
5.000%, 01/15/2018 (S)	725,000	670,625
5.250%, 05/01/2023	750,000	607,500
6.875%, 02/01/2021	350,000	316,750
		17,055,951
Financials - 1.4%
CBRE Services, Inc.
5.000%, 03/15/2023	75,000	75,403
Crown Castle International Corp.
4.875%, 04/15/2022	700,000	726,250
5.250%, 01/15/2023	1,225,000	1,287,781
JPMorgan Chase & Co. (5.300% to
05/01/2020, then 3 month
LIBOR + 3.800%)
05/01/2020 (Q)	970,000	966,363
KFW
0.500%, 04/19/2016	832,000	831,451
Marsh & McLennan Companies, Inc.
2.350%, 03/06/2020	140,000	138,791
National Rural Utilities Cooperative
Finance Corp.
0.950%, 04/24/2017	120,000	119,427
State Street Corp. (5.250% to 09/15/2020,
then 3 month LIBOR + 3.597%)
09/15/2020 (Q)	435,000	435,544
The Bank of New York Mellon Corp.
(4.950% to 06/20/2020, then 3 month
LIBOR + 3.420%)
06/20/2020 (Q)	450,000	441,000
		5,022,010
Health care - 1.9%
Becton, Dickinson and Company
1.800%, 12/15/2017	315,000	314,559
2.675%, 12/15/2019	305,000	306,746
Community Health Systems, Inc.
7.125%, 07/15/2020	400,000	398,500
DaVita HealthCare Partners, Inc.
5.125%, 07/15/2024	550,000	550,000
5.750%, 08/15/2022	1,800,000	1,854,000
Eli Lilly & Company
1.250%, 03/01/2018	310,000	309,255
Fresenius Medical
Care US Finance II, Inc.
5.625%, 07/31/2019 (S)	400,000	431,000
5.875%, 01/31/2022 (S)	350,000	374,500
HCA, Inc.
6.500%, 02/15/2020	700,000	762,650
8.000%, 10/01/2018	325,000	363,594
Johnson & Johnson
1.125%, 11/21/2017	170,000	169,970
21

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Medtronic, Inc.
1.500%, 03/15/2018	$290,000	$289,853
2.500%, 03/15/2020	275,000	277,024
UnitedHealth Group, Inc.
1.400%, 12/15/2017	230,000	229,345
WellCare Health Plans, Inc.
5.750%, 11/15/2020	200,000	206,000
		6,836,996
Industrials - 1.2%
Case New Holland Industrial, Inc.
7.875%, 12/01/2017	25,000	26,438
Caterpillar Financial Services Corp.
1.250%, 11/06/2017	250,000	249,058
2.250%, 12/01/2019	225,000	225,605
CNH Industrial Capital LLC
3.250%, 02/01/2017	400,000	396,000
3.625%, 04/15/2018	680,000	669,460
6.250%, 11/01/2016	650,000	662,188
Continental Airlines 2009-1 Pass
Through Trust
9.000%, 01/08/2018	215,095	221,870
Continental Airlines 2009-2 Class A Pass
Through Trust
7.250%, 05/10/2021	126,091	142,105
Continental Airlines 2012-1 Class A Pass
Through Trust
4.150%, 10/11/2025	219,238	224,939
Delta Air Lines 2009-1 Class A Pass
Through Trust
7.750%, 06/17/2021	113,264	127,139
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 10/15/2020	89,821	95,210
International Lease Finance Corp.
2.462%, 06/15/2016 (P)	265,000	264,338
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 10/22/2024	180,919	202,629
US Airways 2010-1 Class B Pass
Through Trust
8.500%, 10/22/2018	36,579	38,408
US Airways 2012-2 Class A Pass
Through Trust
4.625%, 12/03/2026	20,729	21,506
US Airways 2012-2 Class B Pass
Through Trust
6.750%, 12/03/2022	65,449	68,722
US Airways 2013-1 Class A Pass
Through Trust
3.950%, 05/15/2027	226,155	227,851
US Airways 2013-1 Class B Pass
Through Trust
5.375%, 05/15/2023	70,176	70,176
Xylem, Inc.
3.550%, 09/20/2016	275,000	278,759
4.875%, 10/01/2021	60,000	63,806
		4,276,207
Information technology - 1.2%
Amphenol Corp.
1.550%, 09/15/2017	130,000	129,347
Fiserv, Inc.
2.700%, 06/01/2020	330,000	327,340

Capital Appreciation Value Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Harris Corp.
1.999%, 04/27/2018		$130,000	$128,554
NXP BV
3.750%, 06/01/2018 (S)		1,825,000	1,834,125
5.750%, 02/15/2021 (S)		925,000	962,000
Visa, Inc.
1.200%, 12/14/2017		1,060,000	1,058,911
			4,440,277
Materials - 0.2%
Cytec Industries, Inc.
3.950%, 05/01/2025		545,000	524,510
Telecommunication services - 2.6%
SBA Communications Corp.
4.875%, 07/15/2022		275,000	270,875
5.625%, 10/01/2019		425,000	443,063
SBA Telecommunications, Inc.
5.750%, 07/15/2020		825,000	858,000
T-Mobile USA, Inc.
6.542%, 04/28/2020		1,424,000	1,484,520
6.625%, 11/15/2020		350,000	363,822
Telesat Canada
6.000%, 05/15/2017 (S)		225,000	226,688
UPC Holding BV
6.375%, 09/15/2022 (S)	EUR	300,000	346,134
UPCB Finance V, Ltd.
7.250%, 11/15/2021 (S)		$2,385,000	2,534,063
UPCB Finance VI, Ltd.
6.875%, 01/15/2022 (S)		2,610,000	2,760,075
			9,287,240
Utilities - 0.3%
AmeriGas Finance LLC
6.750%, 05/20/2020		25,000	24,313
7.000%, 05/20/2022		125,000	120,938
AmeriGas Partners LP
6.250%, 08/20/2019		25,000	24,000
Berkshire Hathaway Energy Company
2.400%, 02/01/2020		260,000	257,582
CMS Energy Corp.
6.550%, 07/17/2017		170,000	181,547
8.750%, 06/15/2019		80,000	95,672
Southern California Gas Company
3.200%, 06/15/2025		250,000	250,092
Suburban Propane Partners LP
7.375%, 08/01/2021		125,000	120,000
			1,074,144
TOTAL CORPORATE BONDS (Cost $66,256,968)			$63,649,528

TERM LOANS (M) - 4.6%
Consumer discretionary - 0.6%
Cequel Communications LLC
3.500%, 02/14/2019		454,249	446,527
Charter Communications Operating LLC
3.000%, 07/01/2020		316,875	309,802
3.000%, 01/04/2021		283,091	277,134
Hanesbrands, Inc.
3.250%, 04/15/2022		74,438	74,600
Hilton Worldwide Finance LLC
3.500%, 10/26/2020		555,921	554,253
Kasima LLC
3.250%, 05/17/2021		51,287	50,795
22

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

		Shares or
		Principal
		Amount	Value
TERM LOANS (M) (continued)
Consumer discretionary (continued)
Peninsula Gaming LLC
4.250%, 11/20/2017		$588,864	$585,919
			2,299,030
Consumer staples - 0.5%
Charger OpCo BV
4.250%, 07/02/2022		436,501	432,409
4.250%, 07/02/2022	EUR	190,417	205,700
Pinnacle Foods Finance LLC
3.000%, 04/29/2020		1,138,815	1,118,561
			1,756,670
Health care - 1.0%
DaVita HealthCare Partners, Inc.
3.500%, 06/24/2021		1,239,619	1,231,562
HCA, Inc.
3.174%, 03/31/2017		2,179,755	2,176,121
			3,407,683
Information technology - 0.4%
First Data Corp.
3.918%, 03/24/2018		350,000	344,875
3.918%, 09/24/2018		100,000	98,600
Kronos, Inc.
4.500%, 10/30/2019		598,182	587,340
9.750%, 04/30/2020		300,000	297,250
NXP Funding LLC
3.750%, 12/07/2020		200,000	198,750
			1,526,815
Telecommunication services - 2.1%
Intelsat Jackson Holdings SA
3.750%, 06/30/2019		4,845,968	4,574,594
Telesat Canada
3.000%, 03/24/2017	CAD	112,500	80,491
3.500%, 03/28/2019		$688,425	677,668
3.857%, 03/26/2019	CAD	487,500	346,811
UPC Financing Partnership
3.250%, 06/30/2021		2,000,000	1,960,000
			7,639,564
TOTAL TERM LOANS (Cost $17,263,373)			$16,629,762

ASSET BACKED SECURITIES - 0.1%
DB Master Finance LLC, Series 2015-1A, Class A2I
3.262%, 02/20/2045 (S)		$223,313	$220,966
Wendys Funding LLC, Series 2015-1A, Class A2I
3.371%, 06/15/2045 (S)		269,325	262,777
TOTAL ASSET BACKED SECURITIES (Cost $492,638)			$483,743

SHORT-TERM INVESTMENTS - 13.7%
Money market funds - 13.6%
T. Rowe Price Reserve Investment Fund, 0.2195% (Y)		49,100,685	$49,100,685

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 0.1%
Repurchase Agreement with State Street Corp. dated 12/31/2015 at 0.030% to be repurchased at $285,001 on 01/04/2016, collateralized by $275,000 Federal National Mortgage Association, 5.375% due 06/12/2017 (valued at $292,639, including interest)	$285,000	$285,000
TOTAL SHORT-TERM INVESTMENTS (Cost $49,385,685)		$49,385,685
Total Investments (Capital Appreciation Value Trust)
(Cost $336,647,901) - 99.1%		$358,300,628
Other assets and liabilities, net - 0.9%		3,386,421
TOTAL NET ASSETS - 100.0%		$361,687,049

Core Strategy Trust

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 69.9%
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	158,519,724	$2,550,582,362
Fixed income - 30.1%
Bond, Series NAV (JHAM) (A)(1)	82,607,762	1,097,857,155
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $3,721,587,230)		$3,648,439,517
COMMON STOCKS - 0.0%
Consumer discretionary - 0.0%
Household durables - 0.0%
Urbi Desarrollos Urbanos SAB de CV (I)	6,600	4
Consumer staples - 0.0%
Food products - 0.0%
Chaoda Modern Agriculture Holdings, Ltd. (I)	28,480	906
Financials - 0.0%
Banks - 0.0%
Irish Bank Resolution Corp., Ltd. (I)	3,621	0
Diversified financial services - 0.0%
SRH NV (I)	1,920	0
		0
Health care - 0.0%
Health care providers and services - 0.0%
Medcath Corp. (I)	500	250
Industrials - 0.0%
Airlines - 0.0%
Virgin Australia Holdings, Ltd. (I)	16,061	59
Metals and mining - 0.0%
China Metal Recycling Holdings, Ltd. (I)	7,800	0
		59
23

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Core Strategy Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Materials - 0.0%
Metals and mining - 0.0%
Timminco, Ltd. (I)	300	$0
TOTAL COMMON STOCKS (Cost $100,036)		$1,219
Total Investments (Core Strategy Trust)
(Cost $3,721,687,266) - 100.0%		$3,648,440,736
Other assets and liabilities, net - 0.0%		109,771
TOTAL NET ASSETS - 100.0%		$3,648,550,507

Emerging Markets Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 97.9%
Australia - 0.0%
MMG, Ltd. (I)	908,000	$171,553
Brazil - 4.5%
Aliansce Shopping Centers SA	27,477	75,422
B2W Cia Digital (I)	13,413	51,447
Banco Alfa de Investimento SA	35,100	54,474
Banco Bradesco SA	94,116	484,868
Banco do Brasil SA	545,424	2,020,034
Banco Santander Brasil SA	104,034	419,238
BM&FBovespa SA	976,388	2,669,700
Brasil Brokers Participacoes SA (I)	43,600	14,423
BrasilAgro	12,800	35,670
Cia Siderurgica Nacional SA	249,821	250,371
Cosan SA Industria e Comercio	44,806	283,811
CR2 Empreendimentos Imobiliarios SA	9,300	3,187
Cyrela Brazil Realty SA Empreendimentos
e Participacoes	114,700	216,906
Direcional Engenharia SA	33,900	30,023
Duratex SA	90,119	134,083
Embraer SA	190,580	1,448,263
Embraer SA, ADR	33,254	982,323
Eternit SA	22,300	11,767
Even Construtora e Incorporadora SA	222,900	231,219
EZ Tec Empreendimentos e Participacoes SA	18,418	59,235
Fibria Celulose SA	55,198	724,615
Fibria Celulose SA, ADR (L)	132,301	1,678,900
Gafisa SA (I)	27,961	17,111
Gafisa SA, ADR (I)(L)	77,709	87,811
Gerdau SA	130,329	114,233
Gerdau SA, ADR (L)	419,641	503,569
Guararapes Confeccoes SA	3,400	39,492
Helbor Empreendimentos SA	21,500	8,527
Hypermarcas SA (I)	117,171	639,845
Industrias Romi SA	55,100	24,071
Iochpe-Maxion SA	29,600	91,832
Itau Unibanco Holding SA	1,210	7,497
JBS SA	669,361	2,077,247
JHSF Participacoes SA (I)	21,100	6,762
Kepler Weber SA	5,600	22,906
Kroton Educacional SA	675,079	1,614,756
Log-in Logistica Intermodal SA (I)	79,900	24,396
Magnesita Refratarios SA (I)	216,656	158,708
Marfrig Global Foods SA (I)	133,200	213,014
Mills Estruturas e Servicos
de Engenharia SA (I)	24,400	16,373

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
MRV Engenharia e Participacoes SA	180,565	$394,774
Paranapanema SA (I)	249,850	138,551
Petroleo Brasileiro SA (I)	520,818	1,114,064
Petroleo Brasileiro SA, ADR (I)(L)	961,096	3,267,726
Petroleo Brasileiro SA, ADR (I)(L)	719,571	3,094,155
Porto Seguro SA	11,727	85,151
Profarma Distribuidora de Produtos Farmaceuticos SA (I)	18,400	23,520
QGEP Participacoes SA	47,960	70,227
Rumo Logistica Operadora Multimodal SA (I)	28,300	44,373
Santos Brasil Participacoes SA	11,400	36,276
Sao Carlos Empreendimentos e Participacoes SA	7,005	40,694
Sao Martinho SA	15,111	174,470
SLC Agricola SA	52,278	216,816
Springs Global Participacoes SA (I)	34,014	24,810
Sul America SA	91,838	430,754
Tecnisa SA	48,022	32,690
Tereos Internacional SA (I)	1,456	20,188
TOTVS SA	3,254	25,450
TPI - Triunfo Participacoes e Investimentos SA	35,010	40,699
Trisul SA	11,446	8,116
Usinas Siderurgicas de Minas Gerais SA	113,638	114,926
Vale SA	836,295	2,724,644
Vanguarda Agro SA (I)	5,681	11,419
		29,682,622
Chile - 1.6%
CAP SA	20,760	50,063
Cementos BIO BIO SA	50,384	37,122
Cencosud SA	826,162	1,634,876
Cencosud SA, ADR (L)	7,000	43,260
Cia Sud Americana de Vapores SA (I)	4,643,700	89,283
Corpbanca SA	4,188,241	33,576
Cristalerias de Chile SA	43,461	275,796
Empresa Nacional de Telecomunicaciones SA	1,962	17,557
Empresas CMPC SA	699,787	1,496,672
Empresas COPEC SA	183,131	1,558,535
Empresas Hites SA	46,731	16,745
Empresas La Polar SA (I)	100,593	4,469
Enersis SA, ADR	228,109	2,771,524
Gasco SA	106,358	773,921
Grupo Security SA	50,554	13,607
Inversiones Aguas Metropolitanas SA	215,464	303,762
Latam Airlines Group SA (I)	93,894	494,098
Latam Airlines Group SA, ADR (I)(L)	14,808	79,815
Masisa SA	2,130,086	51,879
PAZ Corp., SA	126,971	62,692
Ripley Corp. SA	552,472	229,081
Salfacorp SA	138,015	72,734
Sigdo Koppers SA	26,143	30,946
Sociedad Matriz SAAM SA	1,923,287	121,735
Socovesa SA	315,706	51,455
Tech Pack SA (I)	92,995	26,454
Vina Concha y Toro SA	31,425	47,138
Vina San Pedro Tarapaca SA	2,980,264	26,433
		10,415,228
China - 11.4%
361 Degrees International, Ltd.	327,000	122,504
Agile Property Holdings, Ltd.	963,000	534,561
Agricultural Bank of China, Ltd., H Shares	2,936,000	1,194,808
Air China, Ltd., H Shares	394,000	309,013
Aluminum Corp. of China, Ltd., H Shares (I)	352,000	115,548
24

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Angang Steel Company, Ltd., H Shares	354,000	$142,430
Anhui Tianda Oil Pipe Company, Ltd., H Shares	92,000	13,480
Asia Cement China Holdings Corp.	265,500	63,087
Asia Plastic Recycling Holding, Ltd.	36,000	19,668
AVIC International Holdings, Ltd., H Shares	152,000	84,620
Bank of China, Ltd., H Shares	25,057,694	11,118,434
Bank of Chongqing Company, Ltd., H Shares	71,500	64,231
Bank of Communications Company, Ltd., H Shares	2,564,876	1,798,689
Baoye Group Company, Ltd., H Shares	132,000	88,936
BBMG Corp., H Shares	314,500	212,440
Beijing Capital International Airport Company, Ltd., H Shares	512,000	549,915
Beijing Capital Land, Ltd., H Shares	562,000	255,573
Beijing North Star Company, H Shares	260,000	85,524
BYD Electronic International Company, Ltd. (I)	293,000	156,193
Central China Real Estate, Ltd.	397,732	82,804
Chigo Holding, Ltd. (I)	1,728,000	26,567
China Aoyuan Property Group, Ltd.	685,000	143,343
China Automation Group, Ltd. (I)	185,000	20,412
China BlueChemical, Ltd., H Shares	420,000	113,703
China CITIC Bank Corp., Ltd., H Shares (I)	1,600,775	1,031,720
China Coal Energy Company, Ltd., H Shares (L)	807,000	308,174
China Communications Construction Company, Ltd., H Shares	906,555	918,529
China Communications Services Corp., Ltd., H Shares	787,200	294,461
China Construction Bank Corp., H Shares	17,440,000	11,896,664
China Dongxiang Group Company	1,499,000	356,748
China Dredging Environment Protection Holdings, Ltd. (I)	116,000	22,316
China Everbright Bank Company, Ltd., H Shares	410,000	198,525
China Galaxy Securities Company, Ltd., H Shares	503,500	457,599
China Great Star International, Ltd. (I)(L)	23,679	41,842
China Hongqiao Group, Ltd.	309,500	183,299
China Huiyuan Juice Group, Ltd. (I)	274,500	125,176
China ITS Holdings Company, Ltd. (I)	348,000	32,139
China Merchants Bank Company, Ltd., H Shares	943,144	2,207,750
China National Building Material
Company, Ltd., H Shares	1,734,000	824,884
China National Materials Company, Ltd., H Shares	711,000	134,924
China Petroleum & Chemical Corp., ADR (L)	88,660	5,317,827
China Railway Construction Corp., H Shares	405,665	499,280
China Railway Group, Ltd., H Shares	369,000	278,296
China Rare Earth Holdings, Ltd. (I)	943,600	79,769
China SCE Property Holdings, Ltd.	535,200	120,750
China Shanshui Cement Group, Ltd. (I)(L)	1,166,000	473,167
China Shenhua Energy Company, Ltd., H Shares	627,000	979,061
China Shipping Container Lines Company, Ltd., H Shares (I)	556,150	153,797
China Shipping Development Company, Ltd., H Shares	428,000	283,525
China Southern Airlines Company, Ltd., H Shares	462,000	356,156
China Taifeng Beddings Holdings, Ltd. (I)	204,000	28,428
China Yurun Food Group, Ltd. (I)(L)	652,000	138,001

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
China ZhengTong Auto Services Holdings, Ltd.	277,500	$127,434
China Zhongwang Holdings, Ltd.	876,000	446,917
Chongqing Machinery & Electric Company, Ltd., H Shares	632,000	82,497
Chongqing Rural Commercial Bank, H Shares	394,000	236,645
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd. (I)	230,000	36,838
CNOOC, Ltd.	5,077,000	5,284,020
CNOOC, Ltd., ADR (L)	4,614	481,609
Comtec Solar Systems Group, Ltd. (I)	364,000	32,204
Coolpad Group, Ltd. (I)	428,000	85,114
Country Garden Holdings Company, Ltd.	1,588,000	647,202
Dalian Port PDA Company, Ltd., H Shares	222,000	113,670
Daphne International Holdings, Ltd. (I)	172,000	28,720
Dongfeng Motor Group Company, Ltd., H Shares	428,000	566,980
Dongyue Group, Ltd.	310,000	78,239
Evergrande Real Estate Group, Ltd.	2,542,000	2,225,456
Evergreen International Holdings, Ltd. (I)	122,000	12,552
Fantasia Holdings Group Company, Ltd. (L)	763,500	89,899
Fosun International, Ltd.	158,460	246,230
Fufeng Group, Ltd. (L)	225,200	101,284
GOME Electrical Appliances Holdings, Ltd.	2,937,000	486,856
Greenland Hong Kong Holdings, Ltd. (I)	245,625	94,960
Greentown China Holdings, Ltd. (I)	355,000	350,766
Guangshen Railway Company, Ltd., ADR	24,838	613,995
Guangzhou Automobile Group Company, Ltd., H Shares	406,415	361,077
Guangzhou R&F Properties Company, Ltd., H Shares	597,200	732,236
Guodian Technology & Environment Group Corp., Ltd., H Shares (I)	219,000	19,444
Harbin Electric Company, Ltd., H Shares	318,000	149,892
Hilong Holding, Ltd.	95,000	16,379
HNA Infrastructure Company, Ltd., H Shares	78,000	98,350
Honghua Group, Ltd. (I)	292,000	18,011
Huishang Bank Corp., Ltd., H Shares	153,000	69,106
Hydoo International Holding, Ltd.	128,000	17,802
Industrial & Commercial Bank of China, Ltd., H Shares	12,922,000	7,745,687
Jiangxi Copper Company, Ltd., H Shares	418,000	493,372
Kaisa Group Holdings, Ltd. (I)	1,062,000	213,769
KWG Property Holding, Ltd.	639,513	471,426
Leoch International Technology, Ltd.	102,000	9,054
Lianhua Supermarket Holdings Company, Ltd., H Shares (I)	114,000	49,445
Lingbao Gold Company, Ltd., H Shares (I)	68,000	13,291
Longfor Properties Company, Ltd.	44,500	66,185
Lonking Holdings, Ltd.	1,112,000	161,208
Maanshan Iron & Steel Company, Ltd., H Shares (I)	384,000	81,786
Maoye International Holdings, Ltd.	666,000	77,875
Metallurgical Corp. of China, Ltd., H Shares	596,000	179,040
O-Net Communications Group, Ltd. (I)	118,000	37,306
Parkson Retail Group, Ltd.	624,500	81,100
Peak Sport Products Company, Ltd.	395,000	109,825
Powerlong Real Estate Holdings, Ltd.	535,000	112,623
Qunxing Paper Holdings Company, Ltd. (I)	634,371	168,946
Renhe Commercial Holdings Company, Ltd. (I)	6,306,000	291,554
Sany Heavy Equipment International Holdings Company, Ltd. (I)	451,000	100,890
Semiconductor Manufacturing International Corp., ADR (I)	127,896	645,875
25

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China (continued)
Semiconductor
Manufacturing International Corp. (I)	2,550,000	$259,323
Shandong Chenming Paper Holdings, Ltd., H Shares	152,500	108,413
Shanghai Jin Jiang International Hotels Group Company, Ltd., H Shares	254,000	106,631
Shanghai Prime Machinery Company, Ltd.,
H Shares	408,000	71,132
Shengli Oil & Gas Pipe Holdings, Ltd. (I)	268,500	11,849
Shui On Land, Ltd.	1,771,961	484,279
Shunfeng International Clean Energy, Ltd. (I)	74,000	18,646
Sijia Group Company (I)	93,000	16,440
Sino-Ocean Land Holdings, Ltd.	1,360,473	867,455
Sinopec Engineering Group Company, Ltd., H Shares	12,500	10,633
Sinotrans, Ltd., H Shares	753,000	400,830
Sinotruk Hong Kong, Ltd.	428,500	168,934
SOHO China, Ltd.	1,098,000	529,862
SPT Energy Group, Inc. (I)	264,000	24,063
Sunac China Holdings, Ltd.	640,000	491,759
Tiangong International Company, Ltd.	624,000	52,912
Tianneng Power International, Ltd. (I)	252,000	211,160
Tonly Electronics Holdings, Ltd.	2,280	1,462
TravelSky Technology, Ltd., H Shares	168,500	275,885
V1 Group, Ltd.	719,400	46,126
Weiqiao Textile Company, H Shares	216,000	100,763
West China Cement, Ltd.	982,000	201,960
Xiamen International Port Company, Ltd., H Shares	524,000	127,010
Xinchen China Power Holdings, Ltd. (I)	104,000	23,769
Xingda International Holdings, Ltd.	554,000	112,344
Xinhua Winshare Publishing and Media Company, Ltd., H Shares	200,000	181,312
Xinjiang Xinxin Mining Industry Company, Ltd., H Shares (I)	466,000	47,195
XTEP International Holdings, Ltd.	47,000	24,967
Yanzhou Coal Mining Company, Ltd., H Shares	530,000	245,762
Yuanda China Holdings, Ltd.	830,000	35,659
Yuzhou Properties Company	325,080	87,887
Zhejiang Glass Company, Ltd., H Shares (I)	162,000	0
Zhong An Real Estate, Ltd. (I)	386,600	40,192
Zhongsheng Group Holdings, Ltd.	72,500	43,604
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	492,200	182,154
		75,734,303
Colombia - 0.3%
Almacenes Exito SA	24,976	106,214
Cementos Argos SA	4,267	13,065
Ecopetrol SA	1,152,282	402,909
Grupo Argos SA	73,091	372,996
Grupo de Inversiones Suramericana SA	105,279	1,183,953
Grupo Nutresa SA	17,757	126,528
		2,205,665
Czech Republic - 0.5%
CEZ AS	100,718	1,796,209
Pegas Nonwovens SA	7,310	214,219
Unipetrol AS (I)	166,935	1,073,415
		3,083,843
Greece - 0.1%
Alpha Bank AE (I)	15,268	40,917
Bank of Greece	1,882	18,731

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Greece (continued)
Ellaktor SA (I)	80,249	$125,996
GEK Terna Holding Real Estate Construction SA (I)	57,356	94,395
Hellenic Petroleum SA (I)	50,445	220,627
Intracom Holdings SA (I)	102,565	32,994
Marfin Investment Group Holdings SA (I)	448,897	34,578
Mytilineos Holdings SA (I)	54,223	215,699
Piraeus Bank SA (I)	163	49
		783,986
Hong Kong - 3.6%
AMVIG Holdings, Ltd.	316,000	130,937
Anxin-China Holdings, Ltd. (I)	1,648,000	81,868
Asian Citrus Holdings, Ltd. (I)	249,000	28,472
Beijing Enterprises Holdings, Ltd.	5,500	33,155
C C Land Holdings, Ltd.	743,084	230,762
Carrianna Group Holdings Company, Ltd.	182,675	18,771
Chaoda Modern Agriculture Holdings, Ltd. (I)	708,474	22,513
China Aerospace International Holdings, Ltd.	1,153,200	155,144
China Agri-Industries Holdings, Ltd. (I)	1,145,300	390,706
China Everbright, Ltd.	252,000	575,574
China Fiber Optic Network System Group, Ltd. (I)	400,800	38,016
China Glass Holdings, Ltd. (I)	238,000	30,229
China High Precision Automation Group, Ltd. (I)	18,000	2,880
China High Speed Transmission Equipment Group Company, Ltd. (I)	495,000	396,203
China Household Holdings, Ltd. (I)	540,000	10,424
China Jinmao Holdings Group, Ltd.	1,860,000	633,560
China Lumena New Materials Corp. (I)	2,036,000	0
China Merchants Holdings International Company, Ltd.	171,413	542,157
China Merchants Land, Ltd.	498,000	99,766
China New Town Development Company, Ltd. (I)	1,505,165	55,908
China Ocean Resources Company, Ltd. (I)(L)	22,990	78,546
China Oil and Gas Group, Ltd. (I)	960,000	65,312
China Overseas Grand Oceans Group, Ltd.	182,000	76,597
China Precious Metal Resources Holdings Company, Ltd. (I)(L)	1,726,000	65,416
China Properties Group, Ltd. (I)	300,000	61,780
China Resources Beer Holdings Company, Ltd.	180,414	384,947
China Resources Cement Holdings, Ltd.	278,000	84,916
China South City Holdings, Ltd. (L)	556,000	124,664
China Travel International Investment Hong Kong, Ltd.	1,058,000	442,503
China Unicom Hong Kong, Ltd.	1,202,000	1,452,020
China Unicom Hong Kong, Ltd., ADR (L)	151,861	1,831,444
China Vanadium Titano - Magnetite Mining Company, Ltd. (I)	548,000	16,826
CITIC Resources Holdings, Ltd. (I)(L)	1,264,000	129,775
CITIC, Ltd.	1,619,130	2,854,918
Citychamp Watch & Jewellery Group, Ltd. (I)	640,000	107,957
Clear Media, Ltd.	52,000	53,593
Coastal Greenland, Ltd. (I)	780,000	19,358
Comba Telecom Systems Holdings, Ltd.	119,900	21,828
Concord New Energy Group, Ltd.	390,000	23,319
COSCO International Holdings, Ltd.	323,625	171,268
COSCO Pacific, Ltd.	994,191	1,092,846
Dah Chong Hong Holdings, Ltd.	432,000	216,928
Dynasty Fine Wines Group, Ltd. (I)	330,000	61,316
Global Bio-Chem Technology Group Company, Ltd. (I)	402,000	11,213
26

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Glorious Property Holdings, Ltd. (I)	1,317,000	$152,606
Golden Meditech Holdings, Ltd.	585,546	94,001
Goldlion Holdings, Ltd.	233,000	94,562
Hengdeli Holdings, Ltd.	968,000	140,870
HKC Holdings, Ltd. (I)	2,983,149	63,100
Hopson Development Holdings, Ltd. (I)	374,000	370,775
Hua Han Bio-Pharmaceutical Holdings, Ltd., H Shares (L)	776,000	107,507
Inspur International, Ltd.	134,000	24,426
Ju Teng International Holdings, Ltd.	470,000	222,928
Kingboard Chemical Holdings, Ltd.	356,630	567,351
Kingboard Laminates Holdings, Ltd.	467,000	210,717
Kunlun Energy Company, Ltd.	700,000	621,537
Lai Fung Holdings, Ltd.	2,281,216	38,155
Loudong General Nice Resources China Holdings, Ltd. (I)	185,400	20,665
MIE Holdings Corp. (I)	644,000	86,906
Min Xin Holdings, Ltd.	46,000	41,412
Mingyuan Medicare Development Company, Ltd. (I)	1,300,000	38,580
Minmetals Land, Ltd.	756,000	87,329
New World China Land, Ltd.	1,251,200	998,096
New World Department Store China, Ltd.	175,000	26,560
Nine Dragons Paper Holdings, Ltd.	715,000	419,864
Poly Property Group Company, Ltd.	1,071,453	347,652
Pou Sheng International Holdings, Ltd. (I)	1,036,000	248,281
Prosperity International Holdings HK, Ltd. (I)	1,320,000	38,991
Qingling Motors Company, Ltd., H Shares	394,000	122,324
Real Nutriceutical Group, Ltd. (L)	469,000	47,606
REXLot Holdings, Ltd.	14,231	808
Rotam Global Agrosciences, Ltd.	7,854	7,203
Samson Holding, Ltd.	529,548	65,383
Shanghai Industrial Holdings, Ltd.	258,000	673,529
Shanghai Industrial Urban Development Group, Ltd. (I)	775,000	152,157
Shanghai Zendai Property, Ltd. (I)	2,530,000	78,353
Shenzhen International Holdings, Ltd.	527,967	971,514
Shenzhen Investment, Ltd.	189,506	88,162
Shimao Property Holdings, Ltd.	391,000	689,239
Shougang Concord International Enterprises Company, Ltd. (I)	2,194,000	78,643
Shougang Fushan Resources Group, Ltd.	1,242,000	159,527
Silver Grant International, Ltd.	402,000	53,101
SIM Technology Group, Ltd. (I)	201,000	11,452
Sino Oil and Gas Holdings, Ltd. (I)	5,725,000	154,295
Sinofert Holdings, Ltd.	1,042,000	176,412
Sinolink Worldwide Holdings, Ltd. (I)	858,000	111,164
Sinotrans Shipping, Ltd.	683,000	133,990
Skyworth Digital Holdings, Ltd.	853,203	553,502
SMI Holdings Group, Ltd.	800,000	94,365
Solargiga Energy Holdings, Ltd. (I)	354,000	8,538
SRE Group, Ltd. (I)	1,148,857	53,803
TCC International Holdings, Ltd.	882,000	162,142
TCL Multimedia Technology Holdings, Ltd. (L)	191,200	120,767
Tian An China Investment, Ltd.	272,000	153,119
Tianjin Port Development Holdings, Ltd.	942,000	156,106
Tianyi Holdings, Ltd. (I)	248,000	44,643
Tomson Group, Ltd.	389,897	92,485
TPV Technology, Ltd.	583,684	76,345
Truly International Holdings, Ltd.	282,000	67,388
Yanchang Petroleum International, Ltd. (I)	2,560,000	49,172
Yuexiu Property Company, Ltd.	3,703,542	637,577
		24,034,020

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hungary - 0.3%
MOL Hungarian Oil and Gas PLC	17,749	$865,668
OTP Bank PLC	46,709	960,401
		1,826,069
India - 14.1%
Aarti Industries, Ltd.	30,816	242,412
Aban Offshore, Ltd.	15,263	52,246
Adani Enterprises, Ltd.	164,157	206,517
Adani Ports and Special Economic Zone, Ltd.	231,838	910,833
Adani Power, Ltd. (I)	434,332	211,918
Adani Transmissions, Ltd. (I)	164,157	91,360
Aditya Birla Nuvo, Ltd.	52,019	1,687,631
Allahabad Bank	123,534	129,144
Alok Industries, Ltd. (I)	568,576	53,332
Ambuja Cements, Ltd.	167,969	514,801
Amtek Auto, Ltd.	126,615	94,288
Anant Raj, Ltd.	54,720	34,382
Andhra Bank	157,154	154,470
Apollo Tyres, Ltd.	210,059	492,679
Arvind Infrastructure, Ltd. (I)	11,813	15,292
Arvind, Ltd.	118,136	639,275
Ashok Leyland, Ltd.	722,040	955,247
Atul, Ltd.	3,642	88,788
Axis Bank, Ltd.	536,734	3,625,649
Bajaj Finance, Ltd.	7,324	665,168
Bajaj Finserv, Ltd.	17,771	536,139
Bajaj Hindusthan, Ltd. (I)	201,805	53,946
Bajaj Holdings and Investment, Ltd.	34,417	867,890
Balkrishna Industries, Ltd.	9,741	95,165
Ballarpur Industries, Ltd.	281,124	89,432
Balmer Lawrie & Company, Ltd.	8,925	82,488
Balrampur Chini Mills, Ltd. (I)	100,241	105,844
Bank of Baroda	347,575	816,044
Bank of India	114,231	197,516
Bank of Maharashtra	100,154	47,978
BEML, Ltd.	11,602	224,842
BGR Energy Systems, Ltd. (I)	7,989	15,715
Bharat Heavy Electricals, Ltd.	379,212	967,410
Bharti Airtel, Ltd. (I)	644,548	3,279,346
Bhushan Steel, Ltd. (I)	10,412	6,913
Biocon, Ltd.	18,650	145,638
Birla Corp., Ltd.	31,203	210,904
Bombay Dyeing & Manufacturing Company, Ltd.	60,098	57,953
Cairn India, Ltd.	447,859	930,425
Canara Bank	78,361	274,983
Castex Technologies, Ltd.	21,314	4,336
Ceat, Ltd.	9,407	149,252
Central Bank of India	42,065	45,105
Century Textiles & Industries, Ltd.	27,954	251,960
Chambal Fertilizers & Chemicals, Ltd.	88,262	82,967
Chennai Super Kings Cricket, Ltd. (I)	207,315	7,051
Cholamandalam Investment and Finance Company, Ltd.	3,730	35,693
City Union Bank, Ltd.	100,607	139,517
Container Corp of India	7,834	155,329
Coromandel International, Ltd.	16,186	46,157
Corp. Bank	58,450	37,263
Cox & Kings, Ltd.	28,668	106,086
Crompton Greaves, Ltd.	58,629	170,138
Cyient, Ltd.	6,765	49,031
Dalmia Bharat, Ltd.	12,925	169,387
DB Realty, Ltd. (I)	35,138	29,746
DCB Bank, Ltd. (I)	121,079	148,439
27

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
India (continued)
DCM Shriram, Ltd.	39,804	$83,471
Deepak Fertilizers & Petrochemicals Corp., Ltd.	28,839	69,144
DEN Networks, Ltd. (I)	8,545	14,394
Dena Bank	77,102	47,228
Dewan Housing Finance Corp., Ltd.	89,882	319,394
Dishman Pharmaceuticals & Chemicals, Ltd.	8,770	44,976
DLF, Ltd.	171,172	298,566
Edelweiss Financial Services, Ltd.	304,550	269,315
EID Parry India, Ltd.	70,566	210,711
EIH, Ltd.	34,695	68,219
Electrosteel Castings, Ltd.	89,970	30,972
Engineers India, Ltd.	17,670	64,098
Eros International Media, Ltd. (I)	10,300	37,206
Escorts, Ltd.	44,637	114,471
Essar Oil, Ltd. (I)	44,458	172,794
Essel Propack, Ltd.	37,352	95,456
Exide Industries, Ltd.	79,809	175,727
Federal Bank, Ltd.	1,089,298	919,457
Finolex Cables, Ltd.	54,200	206,086
Finolex Industries, Ltd.	23,537	107,260
Firstsource Solutions, Ltd. (I)	137,281	89,237
Fortis Healthcare, Ltd. (I)	83,364	226,155
Future Retail, Ltd.	19,041	42,578
GAIL India, Ltd.	208,331	1,180,647
Gateway Distriparks, Ltd.	10,919	53,890
Godfrey Phillips India, Ltd.	3,604	74,331
Graphite India, Ltd.	65,437	85,110
Grasim Industries, Ltd.	24,990	1,491,018
Gujarat Alkalies & Chemicals, Ltd.	24,028	66,875
Gujarat Fluorochemicals, Ltd.	11,921	97,351
Gujarat Mineral Development Corp., Ltd.	56,366	71,989
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd. (I)	48,941	59,645
Gujarat State Fertilisers & Chemicals, Ltd.	105,690	118,145
Gujarat State Petronet, Ltd.	109,920	224,004
Hathway Cable & Datacom, Ltd. (I)	18,986	12,671
HCL Infosystems, Ltd. (I)	72,447	65,923
HEG, Ltd.	5,818	15,911
HeidelbergCement India, Ltd. (I)	4,823	5,845
Hexa Tradex, Ltd. (I)	32,971	10,571
Hikal, Ltd.	7,081	17,713
Himachal Futuristic Communications, Ltd. (I)	252,940	78,089
Himatsingka Seide, Ltd.	20,349	65,813
Hindalco Industries, Ltd.	711,333	906,265
Hinduja Ventures, Ltd.	5,620	38,172
Hindustan Construction Company, Ltd. (I)	182,894	69,456
Hindustan Media Ventures, Ltd.	3,165	14,122
Hotel Leela Venture, Ltd. (I)	112,448	36,082
Housing Development & Infrastructure, Ltd. (I)	220,761	258,529
HSIL, Ltd.	5,997	27,029
HT Media, Ltd.	20,444	28,506
ICICI Bank, Ltd.	1,573,195	6,205,382
IDBI Bank, Ltd.	267,194	360,275
Idea Cellular, Ltd.	571,173	1,233,816
IDFC Bank, Ltd. (I)	119,156	108,968
IDFC, Ltd.	119,156	90,608
IFCI, Ltd.	181,420	75,384
IIFL Holdings, Ltd. (I)	213,160	682,380
IL&FS Transportation Networks, Ltd.	13,944	17,862
Indiabulls Housing Finance, Ltd.	166,834	1,838,510
Indian Bank	70,234	122,707
Indian Hotels Company, Ltd. (I)	275,375	482,423
Indian Overseas Bank (I)	152,678	71,678

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
India (continued)
Ingersoll-Rand India, Ltd.	8,997	$104,097
Intellect Design Arena, Ltd. (I)	46,452	195,459
Jagran Prakashan, Ltd.	2,756	6,637
Jain Irrigation Systems, Ltd.	143,549	149,884
Jaiprakash Associates, Ltd. (I)	637,250	115,467
Jammu & Kashmir Bank, Ltd.	272,715	337,776
Jaypee Infratech, Ltd. (I)	123,242	23,611
JB Chemicals & Pharmaceuticals, Ltd.	20,800	87,131
JBF Industries, Ltd.	8,304	29,550
Jindal Saw, Ltd.	116,150	109,589
Jindal Steel & Power, Ltd. (I)	339,474	491,785
JK Cement, Ltd.	8,306	72,258
JK Lakshmi Cement, Ltd.	13,182	65,103
JK Tyre & Industries, Ltd.	25,061	41,943
JM Financial, Ltd.	124,021	87,589
JSW Energy, Ltd.	408,574	523,781
JSW Steel, Ltd.	93,372	1,448,617
Jubilant Life Sciences, Ltd.	30,383	187,975
Kalpataru Power Transmission, Ltd.	20,383	78,460
KEC International, Ltd.	41,793	97,626
Kesoram Industries, Ltd. (I)	21,271	35,650
Kotak Mahindra Bank, Ltd.	23,478	261,347
KPIT Cummins Infosystems, Ltd.	50,731	128,558
KRBL, Ltd.	15,190	52,220
L&T Finance Holdings, Ltd.	214,447	210,554
Lakshmi Vilas Bank, Ltd.	30,751	44,786
Larsen & Toubro, Ltd.	120,742	2,323,653
LIC Housing Finance, Ltd.	128,918	991,253
Mahanagar Telephone Nigam (I)	22,519	7,516
Maharashtra Seamless, Ltd.	24,738	64,692
Mahindra & Mahindra Financial Services, Ltd.	113,325	410,784
Mahindra & Mahindra, Ltd.	187,464	3,577,806
Mahindra Holidays & Resorts India, Ltd.	2,883	19,622
Mahindra Lifespace Developers, Ltd.	10,600	75,340
Manappuram Finance, Ltd.	76,391	33,638
MAX India, Ltd.	4,595	35,068
McLeod Russel India, Ltd.	34,569	90,244
Merck, Ltd.	1,375	16,066
MOIL, Ltd.	3,305	10,457
Mphasis, Ltd.	43,393	324,150
MRF, Ltd.	748	451,796
Muthoot Finance, Ltd.	40,559	109,451
Nagarjuna Fertilizers & Chemicals, Ltd. (I)	138,250	22,132
National Aluminium Company, Ltd.	137,060	82,490
Nava Bharat Ventures, Ltd.	1,614	3,971
NCC, Ltd.	263,914	301,097
Nectar Lifesciences, Ltd.	33,906	27,543
NIIT Technologies, Ltd.	11,765	102,726
NIIT, Ltd. (I)	19,897	29,643
Nilkamal, Ltd.	1,228	23,183
Oberoi Realty, Ltd.	31,871	128,831
Omaxe, Ltd.	51,072	104,564
Onmobile Global, Ltd.	7,140	13,967
Orient Cement, Ltd.	54,056	122,002
Oriental Bank of Commerce	61,727	130,948
Parsvnath Developers, Ltd. (I)	76,316	29,285
PC Jeweller, Ltd.	13,488	79,259
Peninsula Land, Ltd.	39,087	14,114
Persistent Systems, Ltd.	10,595	102,390
Petronet LNG, Ltd.	107,680	415,468
Piramal Enterprises, Ltd.	45,897	699,639
Polaris Financial Technology, Ltd.	46,452	147,197
Power Finance Corp., Ltd.	139,650	421,611
28

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
India (continued)
Praj Industries, Ltd.	42,222	$58,568
Prestige Estates Projects, Ltd.	16,287	47,411
Prism Cement, Ltd. (I)	42,974	53,525
PTC India Financial Services, Ltd.	29,410	17,901
PTC India, Ltd.	231,664	230,686
Punj Lloyd, Ltd. (I)	115,098	46,777
Puravankara Projects, Ltd.	10,348	9,805
Radico Khaitan, Ltd.	12,864	23,079
Rain Industries, Ltd.	46,818	26,568
Raymond, Ltd.	26,059	168,310
Redington India, Ltd.	89,072	154,313
REI Agro, Ltd. (I)	214,503	2,420
Reliance Communications, Ltd. (I)	511,733	681,952
Reliance Industries, Ltd.	260,778	3,976,347
Reliance Industries, Ltd., GDR (S)	287,121	8,762,269
Reliance Power, Ltd.	521,632	446,448
Rolta India, Ltd.	82,789	125,192
Ruchi Soya Industries, Ltd.	125,412	55,430
Rural Electrification Corp., Ltd.	141,969	483,681
Sadbhav Engineering, Ltd.	17,023	87,365
Shipping Corp. of India, Ltd. (I)	104,070	145,782
Shriram City Union Finance, Ltd.	1,398	33,474
Shriram Transport Finance Company, Ltd.	47,297	612,449
Sintex Industries, Ltd.	97,140	148,693
Sobha Developers, Ltd.	40,327	187,890
Sonata Software, Ltd.	9,934	26,126
SREI Infrastructure Finance, Ltd.	225,756	188,769
SRF, Ltd.	21,619	411,021
State Bank of Bikaner & Jaipur	899	7,079
State Bank of India	876,299	2,965,204
Sterlite Technologies, Ltd.	72,209	105,046
Strides Arcolab, Ltd.	7,164	138,522
Sundram Fasteners, Ltd.	12,928	33,142
Syndicate Bank	161,572	213,270
Tamil Nadu Newsprint & Papers, Ltd.	8,715	35,317
Tata Chemicals, Ltd.	80,692	501,292
Tata Global Beverages, Ltd.	344,436	759,639
Tata Motors, Ltd. (I)	485,714	2,873,042
Tata Steel, Ltd.	327,485	1,273,659
Tata Steel, Ltd., GDR	743	2,929
Tech Mahindra, Ltd.	9,149	71,984
The Great Eastern Shipping Company, Ltd.	61,030	339,848
The India Cements, Ltd. (I)	207,315	303,137
The Karnataka Bank, Ltd.	111,923	206,155
The Karur Vysya Bank, Ltd.	30,968	228,700
The Ramco Cements, Ltd.	36,000	212,754
The South Indian Bank, Ltd.	746,883	217,621
Time Technoplast, Ltd.	4,194	3,632
Transport Corp. of India, Ltd.	2,962	13,238
Tree House Education And Accessories, Ltd.	1,941	5,129
Tube Investments of India, Ltd.	10,028	64,704
TV18 Broadcast, Ltd. (I)	248,227	177,044
UCO Bank	85,194	58,730
Uflex, Ltd.	10,885	30,122
Unichem Laboratories, Ltd.	9,591	38,634
Union Bank of India, Ltd.	151,606	337,041
Unitech, Ltd. (I)	227,324	22,744
UPL, Ltd.	227,990	1,498,027
Vardhman Textiles, Ltd.	8,101	101,125
Vedanta, Ltd.	261,131	354,551
Vedanta, Ltd., ADR (L)	212,366	1,180,755
Videocon Industries, Ltd.	92,521	169,457
Vijaya Bank	83,311	42,889

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
India (continued)
Voltas, Ltd.	31,368	$153,815
Welspun Corp, Ltd.	55,523	95,907
Welspun Enterprises, Ltd. (I)	33,312	31,836
Wipro, Ltd.	246,890	2,093,847
Wockhardt, Ltd. (I)	7,433	171,160
Yes Bank, Ltd.	92,122	1,005,330
Zensar Technologies, Ltd.	3,827	62,779
Zuari Agro Chemicals, Ltd.	9,200	21,990
		93,636,196
Indonesia - 2.9%
Adaro Energy Tbk PT	16,373,500	605,047
Adhi Karya Persero Tbk PT	258,565	39,703
Agung Podomoro Land Tbk PT (I)	5,405,000	130,426
Alam Sutera Realty Tbk PT	10,411,400	255,968
Aneka Tambang Persero Tbk PT (I)	9,472,106	214,236
Asahimas Flat Glass Tbk PT	65,500	30,827
Astra International Tbk PT	1,001,400	431,356
Bakrie & Brothers Tbk PT (I)	115,892,589	420,358
Bakrie Sumatera Plantations Tbk PT (I)	11,376,500	41,264
Bakrie Telecom Tbk PT (I)	24,850,000	90,134
Bakrieland Development Tbk PT (I)	30,117,100	109,239
Bank Bukopin Tbk PT	4,268,800	215,845
Bank Danamon Indonesia Tbk PT	2,510,694	580,621
Bank Mandiri Persero Tbk PT	3,427,520	2,276,010
Bank Negara Indonesia Persero Tbk PT	5,237,981	1,875,291
Bank Pan Indonesia Tbk PT (I)	4,826,097	285,381
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	2,121,500	115,545
Bank Pembangunan Daerah Jawa Timur Tbk PT	761,800	24,030
Bank Tabungan Negara Persero Tbk PT	3,842,861	358,144
Barito Pacific Tbk PT (I)	1,893,500	17,787
Bekasi Fajar Industrial Estate Tbk PT	962,700	20,390
Benakat Petroleum Energy Tbk PT	8,689,500	31,317
Berau Coal Energy Tbk PT (I)	2,215,500	13,179
Berlian Laju Tanker Tbk PT (I)	16,708,166	0
BISI International Tbk PT	1,105,000	107,582
Budi Starch & Sweetener Tbk PT (I)	1,493,000	6,821
Bumi Serpong Damai Tbk PT	2,505,200	323,136
Central Proteinaprima Tbk PT (I)	1,106,400	4,005
Ciputra Development Tbk PT	11,820,268	1,239,065
Ciputra Property Tbk PT	1,876,928	55,427
Ciputra Surya Tbk PT	907,636	146,835
Clipan Finance Indonesia Tbk PT (I)	1,045,000	20,867
Darma Henwa Tbk PT (I)	21,675,000	78,618
Delta Dunia Makmur Tbk PT (I)	2,767,500	10,724
Eagle High Plantations Tbk PT (I)	3,960,500	39,505
Elnusa Tbk PT	3,143,700	55,938
Energi Mega Persada Tbk PT (I)	36,318,681	131,313
Erajaya Swasembada Tbk PT	1,248,500	48,937
Exploitasi Energi Indonesia Tbk PT (I)	1,289,000	4,662
Gajah Tunggal Tbk PT	2,229,300	85,111
Garuda Indonesia Persero Tbk PT (I)	2,909,563	64,871
Global Mediacom Tbk PT	2,976,500	235,604
Gudang Garam Tbk PT	65,800	261,155
Harum Energy Tbk PT (I)	811,700	39,624
Hexindo Adiperkasa Tbk PT	110,000	9,798
Holcim Indonesia Tbk PT	1,143,068	82,116
Indah Kiat Pulp & Paper Corp. Tbk PT	2,423,200	167,356
Indika Energy Tbk PT (I)	1,578,000	12,568
Indo Tambangraya Megah Tbk PT	199,400	82,316
Indofood Sukses Makmur Tbk PT	3,679,000	1,369,398
Intiland Development Tbk PT	4,188,900	147,588
29

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Indonesia (continued)
Japfa Comfeed Indonesia Tbk PT (I)	899,770	$41,214
Kawasan Industri Jababeka Tbk PT	15,187,316	269,704
Krakatau Steel Persero Tbk PT (I)	658,500	13,941
Lippo Cikarang Tbk PT (I)	124,300	64,877
Lippo Karawaci Tbk PT	17,325,493	1,296,650
Medco Energi Internasional Tbk PT	1,923,900	110,276
Mitra Adiperkasa Tbk PT (I)	106,700	29,239
MNC Investama Tbk PT	18,575,000	233,485
Modernland Realty Tbk PT	1,877,500	63,381
Multipolar Corp. Tbk PT	4,857,100	89,854
Nusantara Infrastructure Tbk PT (I)	3,748,800	19,990
Pabrik Kertas Tjiwi Kimia Tbk PT	145,000	5,196
Pan Brothers Tbk PT	691,900	28,062
Panin Financial Tbk PT (I)	13,813,200	184,284
Paninvest Tbk PT (I)	1,508,800	59,211
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	3,361,400	318,492
Petrosea Tbk PT	210,500	4,403
Ramayana Lestari Sentosa Tbk PT	1,938,400	90,416
Salim Ivomas Pratama Tbk PT	4,190,100	100,569
Sampoerna Agro Tbk PT	703,500	86,495
Semen Baturaja Persero Tbk PT	600,000	12,620
Semen Indonesia Persero Tbk PT	83,900	68,747
Sentul City Tbk PT	19,986,000	83,349
Sigmagold Inti Perkasa Tbk PT (I)	1,106,600	35,151
Sri Rejeki Isman Tbk PT	3,721,900	104,310
Surya Semesta Internusa Tbk PT	3,749,600	193,123
Suryainti Permata Tbk PT (I)	1,446,000	0
Tambang Batubara Bukit Asam Persero Tbk PT	148,800	48,251
Tiga Pilar Sejahtera Food Tbk	1,253,300	109,512
Timah Persero Tbk PT	3,239,960	117,557
Tiphone Mobile Indonesia Tbk PT	380,200	21,135
Trias Sentosa Tbk PT	2,019,500	45,508
Trimegah Securities Tbk PT (I)	870,700	3,208
Truba Alam Manunggal Engineering Tbk PT (I)	11,991,500	4,349
Tunas Baru Lampung Tbk PT	1,620,000	59,581
Tunas Ridean Tbk PT	1,872,800	81,512
United Tractors Tbk PT	1,086,200	1,322,571
Vale Indonesia Tbk PT (I)	1,861,600	218,486
Visi Media Asia Tbk PT (I)	1,337,400	24,096
XL Axiata Tbk PT (I)	775,100	204,011
		18,879,854
Malaysia - 4.3%
Affin Holdings BHD	632,390	344,423
AirAsia BHD	1,186,100	354,837
Alliance Financial Group BHD	402,100	332,926
AMMB Holdings BHD	1,721,562	1,811,689
Ann Joo Resources BHD	252,200	39,280
Benalec Holdings BHD	293,500	37,823
Berjaya Corp. BHD	2,315,900	201,739
BIMB Holdings BHD	106,000	94,524
Boustead Holdings BHD	450,076	450,032
Boustead Plantations BHD	120,100	41,658
Bumi Armada BHD	815,500	193,250
Cahya Mata Sarawak BHD	184,500	220,040
Can-One BHD	29,200	30,880
CIMB Group Holdings BHD	1,377,300	1,452,206
Coastal Contracts BHD	29,600	12,654
Dayang Enterprise Holdings BHD	61,500	20,055
DRB-Hicom BHD	953,500	274,880
Eastern & Oriental BHD (I)	81,798	27,200
ECM Libra Financial Group BHD	117,661	9,572

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
Felda Global Ventures Holdings BHD	493,100	$195,496
Genting BHD	854,900	1,458,045
Genting Malaysia BHD	1,651,900	1,682,854
Glomac BHD	252,300	51,141
Goldis BHD	217,035	114,824
Hap Seng Consolidated BHD	449,320	676,959
Hap Seng Plantations Holdings BHD	548,400	306,469
Hong Leong Financial Group BHD	240,899	781,342
Hong Leong Industries BHD	25,000	34,458
Hua Yang BHD	73,066	31,396
Hume Industries BHD	27,000	20,087
Hwang Capital Malaysia BHD	43,200	22,218
IJM Corp. BHD	2,764,860	2,173,774
Inch Kenneth Kajang Rubber	106,800	17,399
Insas BHD	327,869	58,531
Iris Corp. BHD (I)	380,100	19,372
Iskandar Waterfront City BHD (I)	59,700	13,987
JAKS Resources BHD (I)	246,000	70,803
Jaya Tiasa Holdings BHD	299,826	92,608
JCY International BHD	265,600	52,668
K&N Kenanga Holdings BHD	343,945	42,719
Keck Seng Malaysia BHD	145,800	180,420
Kian JOO CAN Factory BHD (I)	204,800	157,237
Kim Loong Resources BHD	31,000	21,847
KLCCP Stapled Group	103,700	170,162
KNM Group BHD (I)	1,382,400	163,581
KSL Holdings BHD	441,800	136,565
Kulim Malaysia BHD	365,500	320,404
Kumpulan Fima BHD	2,300	951
Kumpulan Perangsang Selangor BHD	153,900	41,519
Kwantas Corp. BHD	56,000	19,856
Land & General BHD	163,200	14,215
Landmarks BHD (I)	177,400	41,164
LBS Bina Group BHD	167,000	55,954
Lion Industries Corp. BHD (I)	568,400	38,285
Magnum BHD	141,800	82,835
Mah Sing Group BHD	301,600	101,657
Malayan Banking BHD	272,169	531,495
Malayan Flour Mills BHD	132,300	40,595
Malaysia Airports Holdings BHD	201,458	262,370
Malaysia Building Society BHD	122,100	39,969
Malaysian Bulk Carriers BHD	194,100	36,351
Malaysian Pacific Industries BHD	64,375	139,277
Malaysian Resources Corp. BHD	696,600	206,545
MBM Resources BHD	78,650	43,946
Media Prima BHD	270,500	80,047
Mega First Corp. BHD	102,400	59,197
MISC BHD	686,400	1,492,253
MK Land Holdings BHD	80,700	6,930
MKH BHD	75,100	41,922
MMC Corp. BHD	910,600	414,414
MNRB Holdings BHD (I)	10,000	7,202
Mudajaya Group BHD (I)	191,200	52,439
Mulpha International BHD (I)	1,186,400	71,666
Naim Holdings BHD	116,600	66,656
Oriental Holdings BHD	405,320	655,230
OSK Holdings BHD	498,998	189,190
Panasonic Manufacturing Malaysia BHD	35,200	198,835
Pantech Group Holdings BHD	53,025	7,626
Parkson Holdings BHD (I)	199,874	46,917
POS Malaysia BHD	30,100	19,467
PPB Group BHD	342,600	1,264,812
Press Metal BHD	151,400	73,470
30

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
Protasco BHD	172,400	$64,421
RHB Capital BHD	241,556	318,344
Rimbunan Sawit BHD (I)	321,800	38,923
Salcon BHD	432,400	62,144
Sapurakencana Petroleum BHD	1,462,300	686,050
Scomi Group BHD (I)	1,328,400	52,422
Selangor Dredging BHD	259,700	56,065
Selangor Properties BHD	105,000	139,165
Shangri-La Hotels Malaysia BHD	91,700	123,961
Shell Refining Company Federation of Malaya BHD (I)	29,600	34,214
SHL Consolidated BHD	96,700	65,239
SP Setia BHD	167,750	124,975
Star Media Group BHD	37,400	20,364
Sumatec Resources BHD (I)	500,000	14,465
Sunway BHD	567,196	406,460
Supermax Corp. BHD	54,000	40,667
Suria Capital Holdings BHD	187,500	102,152
TA Ann Holdings BHD	179,890	210,044
TA Enterprise BHD	1,067,300	147,746
TA Global BHD	1,233,900	77,401
Tan Chong Motor Holdings BHD	42,500	25,635
Tanjung Offshore BHD (I)	222,400	17,554
TDM BHD	623,200	100,426
TH Plantations BHD	6,680	1,802
Time dotCom BHD	295,100	521,364
Tiong NAM Logistics Holdings	48,800	15,562
Tropicana Corp. BHD	311,700	72,512
UEM Edgenta BHD	94,000	72,238
UEM Sunrise BHD	346,600	90,061
UMW Holdings BHD	123,600	226,097
UMW Oil and Gas Corp. BHD	285,900	71,006
Unisem M BHD	418,380	231,369
United Malacca BHD	97,800	137,920
UOA Development BHD	320,300	153,670
VS Industry BHD	457,050	166,668
Wah Seong Corp. BHD	107,456	23,818
WCT Holdings BHD	622,087	232,305
Wing Tai Malaysia BHD	148,050	42,684
WTK Holdings BHD	179,600	55,072
YNH Property BHD (I)	412,142	174,801
YTL Corp. BHD	4,579,140	1,670,753
YTL Land & Development BHD (I)	52,700	8,515
		28,359,345
Malta - 0.0%
Tiso Blackstar Group SE	19,972	11,441
Mexico - 6.2%
Alfa SAB de CV, Class A	1,293,804	2,562,159
Alpek SA de CV	163,399	228,490
Arca Continental SAB de CV	81,650	495,978
Axtel SAB de CV (I)(L)	982,700	496,068
Bio Pappel SAB de CV (I)	32,029	29,084
Cemex SAB de CV, ADR (I)(L)	731,961	4,077,023
Cia Minera Autlan SAB de CV, Series B (I)	52,226	23,667
Coca-Cola Femsa SAB de CV, ADR (L)	8,750	619,588
Coca-Cola Femsa SAB de CV, Series L	137,984	987,173
Consorcio ARA SAB de CV	687,690	239,412
Controladora Comercial Mexicana SAB de CV	179,999	495,260
Corp. Actinver SAB de CV (I)	30,824	26,810
Corporacion GEO SAB de CV, Series B (I)	7,939	4,270
Desarrolladora Homex SAB de CV (I)	9,110	2,284
Empresas ICA SAB de CV, ADR (I)(L)	165,566	131,095

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Mexico (continued)
Fomento Economico Mexicano SAB de CV	13,507	$126,006
Fomento Economico Mexicano SAB de CV, ADR	5,203	480,497
Genomma Lab Internacional SAB de CV, Class B (I)	83,400	67,216
Grupo Aeromexico SAB de CV (I)	93,581	215,620
Grupo Aeroportuario del Centro Norte SAB de CV (I)	30,930	150,643
Grupo Aeroportuario del Pacifico SAB de CV, ADR	31,319	2,764,841
Grupo Aeroportuario del Sureste SAB de CV, ADR	4,856	683,094
Grupo Carso SAB de CV, Series A1	495,006	2,067,970
Grupo Cementos de Chihuahua SAB de CV	35,500	94,731
Grupo Comercial Chedraui SA de CV	155,267	411,084
Grupo Elektra SAB de CV (L)	19,169	415,724
Grupo Famsa SAB de CV, Class A (I)	218,112	177,051
Grupo Financiero Banorte SAB de CV	1,646,277	9,055,503
Grupo Financiero Inbursa SAB de CV, Series O	614,706	1,113,173
Grupo Financiero Interacciones SA de CV	43,839	263,169
Grupo Financiero Santander Mexico SAB de CV, Class B	817,604	1,431,738
Grupo Herdez SAB de CV	76,249	194,178
Grupo Industrial Maseca SAB de CV, Series B (L)	53,900	74,402
Grupo Industrial Saltillo SAB de CV	94,000	175,079
Grupo KUO SAB de CV, Series B	164,000	285,379
Grupo Mexico SAB de CV, Series B	1,854,407	3,958,550
Grupo Pochteca SAB de CV (I)	11,500	8,294
Grupo Sanborns SAB de CV	169,891	258,762
Grupo Simec SAB de CV, Series B (I)	98,641	218,808
Grupo Sports World SAB de CV (I)	9,300	10,523
Industrias Bachoco SAB de CV, ADR	2,653	130,607
Industrias Bachoco SAB de CV, Series B	34,156	138,828
Industrias CH SAB de CV, Series B (I)	156,876	512,467
Industrias Penoles SAB de CV	38,133	392,249
Maxcom Telecomunicaciones SAB de CV (I)	42,100	2,360
Megacable Holdings SAB de CV	19,519	72,472
Mexichem SAB de CV	467,508	1,049,516
Minera Frisco SAB de CV, Class A1 (I)	42,325	20,138
OHL Mexico SAB de CV (I)	575,989	606,251
Organizacion Cultiba SAB de CV	44,744	60,076
Organizacion Soriana SAB de CV, Series B (I)	1,291,542	2,960,104
Qualitas Controladora SAB de CV (I)	123,817	157,910
TV Azteca SAB de CV (L)	500,687	70,304
Urbi Desarrollos Urbanos SAB de CV (I)(L)	662,000	389
Vitro SAB de CV, Series A	18,084	56,588
		41,350,655
Netherlands - 0.9%
Steinhoff International Holdings NV	1,152,629	5,851,465

Philippines - 1.4%
Alliance Global Group, Inc.	1,179,200	401,927
Atlas Consolidated Mining & Development (I)	348,700	30,043
Bank of the Philippine Islands	36,610	65,206
BDO Unibank, Inc.	598,090	1,329,462
Cebu Air, Inc.	57,110	99,953
Century Properties Group, Inc.	1,726,673	20,556
Cosco Capital, Inc.	562,700	97,980
Empire East Land Holdings, Inc. (I)	2,989,000	48,790
Filinvest Development Corp.	211,875	19,792
Filinvest Land, Inc.	10,492,500	403,119
First Philippine Holdings Corp.	260,760	360,088
31

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Philippines (continued)
JG Summit Holdings, Inc.	803,420	$1,250,277
Lopez Holdings Corp.	2,244,400	314,676
LT Group, Inc.	578,000	181,759
Megaworld Corp.	8,250,800	743,328
Metropolitan Bank & Trust Company	215,848	368,176
Pepsi-Cola Products Philippines, Inc.	243,000	18,962
Petron Corp.	710,300	105,129
Philippine National Bank (I)	401,570	442,720
Philtown Properties, Inc. (I)	3,844	126
RFM Corp.	266,000	22,341
Rizal Commercial Banking Corp.	517,400	361,952
Robinsons Land Corp.	1,559,300	911,498
San Miguel Corp.	544,330	576,919
San Miguel Pure Foods Company, Inc.	7,670	21,020
Security Bank Corp.	40,530	121,940
Top Frontier Investment Holdings, Inc. (I)	74,514	106,787
Trans-Asia Oil & Energy Development Corp.	1,023,000	47,417
Travellers International Hotel Group, Inc.	486,800	45,326
Union Bank of Philippines, Inc.	354,090	429,631
Vista Land & Lifescapes, Inc.	4,898,700	537,835
		9,484,735
Poland - 2.0%
Agora SA (I)	42,612	136,912
Asseco Poland SA	65,833	947,405
Bank Millennium SA (I)(L)	236,982	335,678
Bioton SA (I)(L)	45,462	137,967
Ciech SA (I)	11,481	251,202
ComArch SA (I)	1,802	52,183
Enea SA	115,475	331,361
Farmacol SA (I)	6,600	90,645
Firma Oponiarska Debica SA	2,457	60,866
Getin Holding SA (I)	169,278	52,516
Grupa Azoty SA (I)	12,877	326,047
Grupa Kety SA	9,654	769,082
Grupa Lotos SA (I)	56,084	385,778
Impexmetal SA (I)	98,393	52,216
Jastrzebska Spolka Weglowa SA (I)	10,210	27,617
KGHM Polska Miedz SA	91,148	1,470,234
Kopex SA	22,034	21,011
LC Corp. SA (I)	155,767	70,471
Magellan SA	349	5,067
mBank (I)	896	71,555
MCI Management SA (I)	25,479	74,606
Netia SA	292,811	403,507
Orbis SA	35,125	551,948
PGE Polska Grupa Energetyczna SA	586,950	1,902,934
PKP Cargo SA	1,579	27,341
Polnord SA (I)	19,758	72,407
Polski Koncern Miesny Duda SA (I)	2,666	3,730
Polski Koncern Naftowy Orlen SA	210,777	3,628,374
Powszechna Kasa Oszczednosci Bank Polski SA (I)	36,219	251,564
Sygnity SA (I)	6,918	11,942
Tauron Polska Energia SA	944,969	692,339
Trakcja SA (I)	22,296	71,959
Vistula Group SA (I)	37,313	27,682
		13,316,146
Russia - 2.0%
Gazprom PAO, ADR	2,666,928	9,916,285
Lukoil PJSC, ADR	86,395	2,796,726
Magnitogorsk Iron & Steel Works OJSC, GDR	76,123	254,026
RusHydro PJSC, ADR	546,738	522,493

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Russia (continued)
VTB Bank OSJC, GDR	21,612	$45,494
		13,535,024
South Africa - 6.9%
Adcorp Holdings, Ltd.	64,690	81,673
AECI, Ltd.	55,858	321,226
African Bank Investments, Ltd. (I)	690,372	13,839
African Rainbow Minerals, Ltd.	107,152	301,584
Alexander Forbes Group Holdings, Ltd.	72,876	27,877
Allied Electronics Corp., Ltd., A Shares	34,041	13,685
Anglo American Platinum, Ltd. (I)	17,076	205,660
AngloGold Ashanti, Ltd., ADR (I)	403,878	2,867,534
ArcelorMittal South Africa, Ltd. (I)	138,452	40,333
Astral Foods, Ltd.	8,153	61,126
Aveng, Ltd. (I)	442,348	64,554
Barclays Africa Group, Ltd.	223,005	2,069,106
Barloworld, Ltd.	232,936	936,974
Blue Label Telecoms, Ltd.	263,306	206,550
Caxton & CTP Publishers & Printers, Ltd.	156,613	168,548
Clover Industries, Ltd.	61,156	67,495
Consolidated Infrastructure Group, Ltd. (I)	11,072	22,819
DataTec, Ltd.	202,326	674,012
DRDGOLD, Ltd.	348,805	58,716
Eqstra Holdings, Ltd. (I)	216,889	30,804
Exxaro Resources, Ltd. (L)	83,396	236,913
Gold Fields, Ltd., ADR	784,509	2,173,090
Grindrod, Ltd.	461,107	335,674
Group Five, Ltd.	94,236	121,919
Harmony Gold Mining Company, Ltd., ADR (I)	319,915	297,201
Hudaco Industries, Ltd.	16,112	98,854
Hulamin, Ltd.	112,965	39,402
Iliad Africa, Ltd.	124,370	81,491
Illovo Sugar, Ltd. (I)	80,442	88,004
Impala Platinum Holdings, Ltd. (I)	361,816	585,315
Imperial Holdings, Ltd.	73,585	570,405
Investec, Ltd.	152,045	1,074,081
KAP Industrial Holdings, Ltd.	146,538	64,966
Lewis Group, Ltd.	97,828	346,575
Liberty Holdings, Ltd.	121,307	902,825
Mediclinic International, Ltd.	60,141	462,601
Merafe Resources, Ltd.	1,207,366	52,944
Metair Investments, Ltd.	50,105	87,869
MMI Holdings, Ltd.	816,004	1,157,170
Mondi, Ltd.	84,204	1,666,329
Mpact, Ltd.	138,126	417,508
MTN Group, Ltd.	529,797	4,563,861
Murray & Roberts Holdings, Ltd.	221,422	114,601
Nedbank Group, Ltd.	126,060	1,539,944
Northam Platinum, Ltd. (I)	147,112	249,662
Nu-World Holdings, Ltd.	8,000	13,002
Omnia Holdings, Ltd.	42,258	363,811
Peregrine Holdings, Ltd.	96,580	183,139
Petmin, Ltd.	203,836	16,031
Pinnacle Holdings, Ltd. (I)	94,723	76,090
PSG Group, Ltd.	25,135	363,376
Raubex Group, Ltd.	77,675	84,288
RCL Foods, Ltd.	30,337	28,388
Reunert, Ltd.	25,410	112,369
Royal Bafokeng Platinum, Ltd. (I)	27,825	47,879
Sappi, Ltd. (I)	331,201	1,391,580
Sappi, Ltd., ADR (I)	156,861	635,287
Sasol, Ltd.	238,185	6,430,473
Sasol, Ltd., ADR	63,922	1,714,388
Sibanye Gold, Ltd., ADR	176,508	1,074,934
32

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Standard Bank Group, Ltd.	722,620	$5,296,978
Stefanutti Stocks Holdings, Ltd. (I)	60,065	13,547
Super Group, Ltd. (I)	241,298	592,035
Telkom SA SOC, Ltd., ADR	3,000	49,500
Telkom SA, Ltd.	235,573	978,742
Tiger Wheels, Ltd. (I)	32,678	0
Tongaat Hulett, Ltd.	68,141	409,272
Trencor, Ltd.	100,698	289,139
Wilson Bayly Holmes-Ovcon, Ltd.	6,542	48,022
		45,775,589

South Korea - 15.3%
ALUKO Company, Ltd. (I)	2,200	13,140
Asia Cement Company, Ltd.	148	12,478
ASIA Holdings Company, Ltd.	1,081	93,693
Asia Paper Manufacturing Company, Ltd.	1,600	23,323
Asiana Airlines, Inc. (I)	18,258	71,890
AtlasBX Company, Ltd.	334	11,616
AUK Corp. (I)	19,670	38,976
BNK Financial Group, Inc.	69,997	498,654
BYC Company, Ltd.	240	93,839
CammSys Corp. (I)	15,682	29,585
Chosun Refractories Company, Ltd.	1,708	125,225
Cosmochemical Company, Ltd. (I)	3,570	15,401
Dae Dong Industrial Company, Ltd.	5,828	45,426
Dae Han Flour Mills Company, Ltd.	833	130,231
Daechang Company, Ltd. (I)(L)	43,270	39,997
Daeduck Electronics Company	6,800	43,969
Daeduck GDS Company, Ltd.	12,540	105,954
Daegu Department Store	6,436	80,659
Daehan Steel Company, Ltd.	9,250	65,303
Daekyo Company, Ltd.	16,122	122,131
Daelim Industrial Company, Ltd.	13,954	787,923
Daesang Holdings Company, Ltd.	321	5,208
Daesung Holdings Company, Ltd.	4,160	37,621
Daewoo International Corp.	14,413	198,475
Daewoo Securities Company, Ltd.	62,611	495,623
Daewoo Shipbuilding & Marine Engineering Company, Ltd. (L)	40,069	170,778
Dahaam E-Tec Company, Ltd. (I)	2,630	40,374
Daishin Securities Company, Ltd.	31,124	310,691
Daou Technology, Inc.	14,735	270,300
Dasan Networks, Inc. (I)	7,253	38,052
DGB Financial Group, Inc.	117,516	1,001,122
Dong Ah Tire & Rubber Company, Ltd.	6,260	127,074
Dong-Il Corp.	706	37,348
Dongbang Transport Logistics Company, Ltd.	5,500	11,857
Dongbu Insurance Company, Ltd.	461	27,582
Dongbu Securities Company, Ltd.	28,626	93,160
Dongbu Steel Company, Ltd. (I)(L)	5,926	26,194
Dongil Industries Company, Ltd.	859	41,581
Dongkook Industrial Company, Ltd. (I)	3,600	7,840
Dongkuk Steel Mill Company, Ltd. (I)	39,251	190,343
Dongwha Pharmaceutical Company, Ltd.	11,696	80,476
Dongyang E&P, Inc.	676	8,118
Doosan Corp.	5,073	381,180
Doosan Engineering & Construction Company, Ltd.	3,141	13,602
Doosan Heavy Industries and Construction Company, Ltd.	20,139	350,431
Doosan Infracore Company, Ltd. (I)(L)	68,568	271,550
DRB Holding Company, Ltd.	5,665	62,002
DY Corp.	4,183	24,833
e-LITECOM Company, Ltd.	1,377	19,355

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
E-Mart Company, Ltd.	5,784	$928,098
Eagon Industries Company, Ltd.	2,280	24,286
EM-Tech Company, Ltd. (I)	2,211	15,357
Eugene Corp.	8,573	31,785
Eugene Investment & Securities Company, Ltd. (I)	62,728	141,486
Fursys, Inc.	792	25,559
Gaon Cable Company, Ltd.	2,934	51,808
Global & Yuasa Battery Company, Ltd.	1,732	60,147
Golfzon Company, Ltd.	3,210	19,453
GS Engineering & Construction Corp. (I)	24,919	412,872
GS Holdings Corp.	30,293	1,298,018
Gwangju Shinsegae Company, Ltd.	570	137,153
Halla Corp. (I)	14,352	52,043
Halla Holdings Corp.	1,955	106,498
Han Kuk Carbon Company, Ltd.	6,020	33,164
Hana Financial Group, Inc.	120,351	2,404,963
Hana Micron, Inc.	3,279	15,470
Handok, Inc.	121	2,991
Handsome Company, Ltd.	2,848	97,979
Hanil Cement Company, Ltd.	2,622	235,002
Hanjin Heavy Industries & Construction Company, Ltd. (I)	50,338	164,822
Hanjin Heavy Industries & Construction Holdings Company, Ltd.	12,823	65,528
Hanjin Kal Corp. (L)	21,040	347,426
Hanjin Transportation Company, Ltd.	6,816	267,214
Hankuk Paper Manufacturing Company, Ltd.	3,451	102,794
Hansol Holdings Company, Ltd. (I)	25,129	147,351
Hansol Paper Company, Ltd. (I)	8,224	143,342
Hanwha Chemical Corp.	58,616	1,335,509
Hanwha Corp.	38,140	1,264,554
Hanwha General Insurance Company, Ltd. (I)	8,186	54,299
Hanwha Investment & Securities Company, Ltd.	44,750	147,271
Hanwha Life Insurance Company, Ltd.	101,142	635,455
Hanyang Securities Company, Ltd.	10,199	63,576
Heung-A Shipping Company, Ltd.	19,973	32,032
Hitejinro Holdings Company, Ltd.	7,640	87,906
HMC Investment Securities Company, Ltd.	13,280	111,878
HS R&A Company, Ltd.	1,931	63,475
Humax Company, Ltd.	5,496	79,183
Husteel Company, Ltd.	382	4,994
Huvis Corp.	2,191	14,446
Hwa Shin Company, Ltd.	3,135	16,796
Hwacheon Machine Tool Company, Ltd.	940	43,969
HwaSung Industrial Company, Ltd.	4,800	49,066
Hyosung Corp.	12,387	1,225,119
Hyundai BNG Steel Company, Ltd.	5,400	44,455
Hyundai Department Store Company, Ltd.	1,778	190,561
Hyundai Development Company	20,199	660,065
Hyundai Engineering & Construction Company, Ltd.	25,972	623,491
Hyundai Heavy Industries Company, Ltd. (I)	19,766	1,460,972
Hyundai Home Shopping Network Corp.	585	57,371
Hyundai Hy Communications & Networks Company, Ltd.	8,963	26,437
Hyundai Mobis Company, Ltd.	2,383	498,594
Hyundai Motor Company	63,631	8,025,384
Hyundai Rotem Company, Ltd. (I)	3,668	45,482
Hyundai Securities Company, Ltd.	38,840	211,824
Hyundai Steel Company	44,241	1,864,297
Hyundai Wia Corp.	2,096	198,178
33

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Iljin Electric Company, Ltd.	2,300	$10,009
Ilshin Spinning Company, Ltd.	867	113,568
Ilsung Pharmaceutical Company, Ltd.	663	64,519
Industrial Bank of Korea	132,240	1,382,762
Interflex Company, Ltd. (I)	965	8,669
INTOPS Company, Ltd.	2,551	46,416
Inzi Controls Company, Ltd.	6,050	28,924
ISU Chemical Company, Ltd.	7,460	64,979
IsuPetasys Company, Ltd.	4,963	19,359
Jahwa Electronics Company, Ltd.	4,238	54,781
JB Financial Group Company, Ltd.	68,876	321,378
Jeil Pharmaceutical Company	2,525	82,048
Jeil Savings Bank (I)	1,820	47
KB Capital Company, Ltd.	1,069	20,942
KB Financial Group, Inc., ADR (I)	234,024	6,522,249
KB Insurance Company, Ltd.	8,921	221,227
KCC Corp.	890	313,965
Keyang Electric Machinery Company, Ltd.	13,000	55,009
KG Chemical Corp.	4,747	62,307
Kia Motors Corp.	94,881	4,230,742
KISCO Corp.	3,227	110,830
KISCO Holdings Company, Ltd.	778	41,106
Kishin Corp.	1,549	8,324
KISWIRE, Ltd.	4,303	139,284
Kolon Corp.	1,959	126,779
Kolon Industries, Inc.	7,361	391,546
Korea Airport Service Company, Ltd.	297	7,370
Korea Cast Iron Pipe Industries Company, Ltd.	3,002	29,583
Korea Circuit Company, Ltd.	3,910	35,481
Korea Electric Terminal Company, Ltd.	3,420	285,747
Korea Flange Company, Ltd.	4,810	58,588
Korea Investment Holdings Company, Ltd.	19,739	824,860
Korea Line Corp. (I)	1,145	18,398
Korean Air Lines Company, Ltd. (I)	11,047	259,324
Korean Petrochemical Industrial Company, Ltd.	1,350	194,842
Korean Reinsurance Company, Ltd.	34,840	418,903
Kortek Corp.	5,352	52,854
KPX Chemical Company, Ltd.	933	38,340
KTB Investment & Securities Company, Ltd. (I)	43,598	82,608
Kukdo Chemical Company, Ltd.	1,414	70,967
Kumho Electric Company, Ltd. (I)	2,785	31,182
Kumho Tire Company, Inc. (I)	22,912	130,865
Kunsul Chemical Industrial Company, Ltd.	1,970	66,813
Kwangju Bank (I)	18,290	119,219
Kyeryong Construction Industrial Company, Ltd. (I)	2,811	23,698
Kyobo Securities Company	12,618	99,589
Kyung-In Synthetic Corp.	4,040	12,555
Kyungbang, Ltd.	532	87,231
LF Corp.	5,671	129,921
LG Corp.	43,996	2,644,708
LG Display Company, Ltd., ADR (I)(L)	324,809	3,391,006
LG Electronics, Inc.	80,675	3,667,853
LG International Corp.	8,887	253,671
LG Uplus Corp.	41,498	366,439
Lotte Chemical Corp.	2,707	552,356
Lotte Chilsung Beverage Company, Ltd.	316	596,258
Lotte Confectionery Company, Ltd.	301	583,578
LOTTE Himart Company, Ltd.	2,190	109,326
Lotte Shopping Company, Ltd.	6,383	1,255,656
LS Corp.	4,373	148,684
Lumens Company, Ltd.	5,665	20,481
Mando Corp.	1,451	203,345

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
MegaStudy Company, Ltd.	329	$11,588
Melfas, Inc. (I)	5,286	22,817
Meritz Securities Company, Ltd.	18,117	60,796
Mi Chang Oil Industrial Company, Ltd.	905	60,435
Mirae Asset Securities Company, Ltd. (L)	37,799	687,732
MK Electron Company, Ltd.	3,591	21,732
MNTech Company, Ltd. (I)	3,764	18,826
Moorim P&P Company, Ltd.	16,648	70,359
Moorim Paper Company, Ltd. (I)	13,820	35,529
Motonic Corp.	4,725	43,493
Namyang Dairy Products Company, Ltd.	281	176,440
Nexen Corp.	1,289	84,844
NH Investment & Securities Company, Ltd.	62,300	527,129
NHN Entertainment Corp. (I)	2,841	136,694
Nong Shim Holdings Company, Ltd.	1,241	162,050
OCI Company, Ltd. (L)	4,813	303,459
PaperCorea, Inc. (I)(L)	70,940	43,129
Poonglim Industrial Company, Ltd. (I)	189	355
Poongsan Corp.	5,680	132,372
Poongsan Holdings Corp.	3,008	106,037
POSCO	27,852	3,901,544
POSCO Coated & Color Steel Company, Ltd. (I)	2,418	36,702
POSCO, ADR (L)	50,214	1,775,567
Power Logics Company, Ltd. (I)	5,464	20,453
Pyeong Hwa Automotive Company, Ltd.	1,974	23,825
S&T Dynamics Company, Ltd.	15,687	182,544
S&T Holdings Company, Ltd.	5,542	137,956
S&T Motiv Company, Ltd.	4,343	316,739
S-Oil Corp.	2,794	187,160
Sajo Industries Company, Ltd. (I)	565	32,296
Sam Young Electronics Company, Ltd.	9,372	101,350
Samho Development Company, Ltd.	3,660	11,119
Samsung Card Company, Ltd.	7,644	200,119
Samsung Electro-Mechanics Company, Ltd.	11,335	602,253
Samsung Electronics Company, Ltd.	318	339,173
Samsung Engineering Company, Ltd. (I)(L)	3,283	40,102
Samsung Fine Chemicals Company, Ltd.	2,177	65,679
Samsung Heavy Industries Company, Ltd. (L)	31,076	283,067
Samsung Life Insurance Company, Ltd.	23,123	2,160,837
Samsung SDI Company, Ltd.	14,723	1,415,394
Samsung Securities Company, Ltd.	3,732	130,979
Samyang Genex Company, Ltd.	430	77,715
Samyang Holdings Corp.	2,767	369,424
Samyang Tongsang Company, Ltd.	893	36,605
SAVEZONE I&C Corp.	13,845	67,818
SBS Media Holdings Company, Ltd.	16,606	54,659
SeAH Besteel Corp.	3,552	82,917
SeAH Holdings Corp.	664	73,683
SeAH Steel Corp.	2,500	114,016
Sebang Company, Ltd.	9,334	133,763
Seohee Construction Company, Ltd. (I)	40,163	36,456
Sewon Precision Industry Company, Ltd.	547	10,012
SG Corp. (I)	53,477	54,645
Shinhan Financial Group Company, Ltd., ADR (I)(L)	284,501	9,556,389
Shinsegae Company, Ltd.	3,309	643,801
Shinsegae Information & Communication Company, Ltd.	621	51,645
Shinsung Solar Energy Company, Ltd. (I)(L)	30,622	52,475
Shinsung Tongsang Company, Ltd. (I)	24,560	30,198
Shinwon Corp. (I)	27,180	40,889
Shinyoung Securities Company, Ltd.	4,192	181,002
34

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Silla Company, Ltd.	4,217	$59,052
Sindoh Company, Ltd.	3,394	144,042
SK Chemicals Company, Ltd. (L)	5,389	331,421
SK Gas Company, Ltd.	2,955	183,473
SK Holdings Company, Ltd.	11,360	2,314,545
SK Innovation Company, Ltd. (I)	32,957	3,614,427
SK Networks Company, Ltd.	22,807	105,801
SK Securities Company, Ltd. (I)	105,396	101,328
SKC Company, Ltd.	4,564	130,042
SL Corp.	2,782	40,751
Songwon Industrial Company, Ltd.	6,230	76,492
Ssangyong Cement Industrial Company, Ltd. (I)	13,945	193,551
STX Engine Company, Ltd. (I)	100	578
Sung Kwang Bend Company, Ltd.	2,566	18,762
Sungchang Enterprise Holdings, Ltd. (I)	915	24,757
Sungshin Cement Company, Ltd. (I)	12,416	97,308
Sungwoo Hitech Company, Ltd.	11,225	85,319
Tae Kyung Industrial Company, Ltd.	10,000	49,177
Taekwang Industrial Company, Ltd.	362	335,739
Taewoong Company, Ltd. (I)	1,493	20,217
Taeyoung Engineering & Construction Company, Ltd. (I)	33,519	147,196
Tailim Packaging Industrial Company, Ltd.	24,283	65,204
The Basic House Company, Ltd. (I)	2,462	23,088
TK Chemical Corp. (I)	7,585	14,130
Tong Yang Moolsan Company, Ltd.	1,510	15,889
Tongyang Life Insurance	12,010	118,750
TS Corp.	3,590	61,559
Ubiquoss, Inc.	2,215	22,103
Uju Electronics Company, Ltd.	1,757	25,433
Unid Company, Ltd.	2,188	84,975
Wiscom Company, Ltd.	3,760	15,869
Woori Bank	156,980	1,174,096
Woori Bank, ADR	83	1,876
YESCO Company, Ltd.	1,950	60,877
Yoosung Enterprise Company, Ltd.	6,386	22,501
Youlchon Chemical Company, Ltd.	8,171	81,947
Young Poong Corp.	143	133,610
Yuanta Securities Korea Company, Ltd. (I)(L)	56,972	175,138
YuHwa Securities Company, Ltd.	3,410	43,390
		101,128,698
Taiwan - 14.9%
Ability Enterprise Company, Ltd.	104,979	74,468
AcBel Polytech, Inc.	82,000	57,542
Accton Technology Corp.	422,722	409,467
Acer, Inc. (I)	1,587,452	581,523
ACES Electronic Company, Ltd.	29,000	25,182
Achem Technology Corp.	128,173	44,165
Action Electronics Company, Ltd. (I)	190,923	23,227
Advanced Connectek, Inc. (I)	52,000	11,745
Advanced International Multitech Company, Ltd.	11,000	6,647
AGV Products Corp. (I)	317,100	86,456
ALI Corp.	56,000	31,823
Alpha Networks, Inc.	220,500	114,096
Altek Corp.	204,104	165,426
AmTRAN Technology Company, Ltd.	327,185	156,553
APCB, Inc.	92,000	33,510
Apex Science & Engineering	43,472	13,349
Ardentec Corp.	77,706	56,035
Asia Cement Corp.	1,250,805	1,040,797
Asia Optical Company, Inc. (I)	183,000	161,386
Asia Polymer Corp.	98,070	51,275

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Asia Vital Components Company, Ltd.	148,328	$129,011
Asustek Computer, Inc.	95,000	784,403
AU Optronics Corp., ADR	861,425	2,506,747
Audix Corp.	64,960	63,092
Avermedia Technologies, Inc. (I)	163,000	46,068
Avision, Inc. (I)	154,751	36,308
Bank of Kaohsiung	374,039	99,814
BenQ Materials Corp.	25,000	15,777
BES Engineering Corp.	1,115,700	242,358
Biostar Microtech International Corp. (I)	67,000	14,477
Bright Led Electronics Corp.	97,000	28,575
Cameo Communications, Inc. (I)	164,944	29,667
Capital Securities Corp.	1,013,069	304,485
Carnival Industrial Corp. (I)	205,000	32,324
Cathay Chemical Works	67,000	31,342
Cathay Financial Holdings Company, Ltd.	841,000	1,178,192
Cathay Real Estate Development Company, Ltd.	740,000	301,156
Central Reinsurance Company, Ltd.	145,290	65,601
ChainQui Construction Development Company, Ltd.	54,000	36,802
Champion Building Materials Company, Ltd. (I)	120,132	25,496
Chang Hwa Commercial Bank	2,916,665	1,389,008
Charoen Pokphand Enterprise	169,785	118,436
Cheng Loong Corp.	728,320	251,169
Cheng Uei Precision Industry Company, Ltd.	303,629	418,680
Chia Chang Company, Ltd.	50,000	37,786
Chia Hsin Cement Corp.	355,773	102,949
Chien Kuo Construction Company, Ltd.	172,785	46,722
Chimei Materials Technology Corp.	24,000	14,791
Chin-Poon Industrial Company, Ltd.	194,571	311,683
China Airlines, Ltd. (I)	1,214,910	442,802
China Chemical & Pharmaceutical Company, Ltd.	196,000	117,408
China Development Financial Holdings Corp.	7,054,208	1,759,510
China Electric Manufacturing Corp. (I)	93,000	22,367
China General Plastics Corp.	231,688	105,940
China Glaze Company, Ltd.	98,000	29,739
China Life Insurance Company, Ltd.	539,950	412,322
China Manmade Fibers Corp. (I)	776,000	201,777
China Metal Products Company, Ltd.	138,513	110,415
China Motor Corp.	328,125	215,952
China Petrochemical Development Corp. (I)	886,550	213,149
China Steel Corp.	5,476,180	2,985,491
China Steel Structure Company, Ltd.	50,000	29,415
China Synthetic Rubber Corp.	149,291	104,624
China Wire & Cable Company, Ltd. (I)	102,400	38,076
Chinese Maritime Transport, Ltd.	29,000	18,421
Chong Hong Construction Company	15,000	21,828
Chun Yu Works & Company, Ltd.	161,000	69,556
Chun Yuan Steel	378,874	100,185
Chung Hsin Electric & Machinery Manufacturing Corp.	255,500	131,197
Chung Hung Steel Corp. (I)	235,625	34,024
Chung Hwa Pulp Corp.	345,977	102,345
Chunghwa Picture Tubes, Ltd. (I)	3,665,429	81,193
Clevo Company	20,000	19,121
CMC Magnetics Corp. (I)	1,706,443	178,937
CoAsia Microelectronics Corp. (I)	40,950	23,570
Collins Company, Ltd.	109,626	40,317
Compal Electronics, Inc.	3,598,000	2,013,442
Compeq Manufacturing Company	844,000	563,937
35

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Concord Securities Corp. (I)	135,000	$29,090
Continental Holdings Corp. (I)	435,050	129,203
Coretronic Corp.	421,500	348,227
Coxon Precise Industrial Company, Ltd.	59,000	88,866
CSBC Corp. Taiwan	147,100	64,141
CTBC Financial Holding Company, Ltd.	492,063	251,937
CviLux Corp.	24,000	18,043
D-Link Corp. (I)	417,511	130,232
DA CIN Construction Company, Ltd.	62,000	27,135
Darfon Electronics Corp.	220,850	128,701
Darwin Precisions Corp.	323,099	100,441
Delpha Construction Company, Ltd. (I)	77,261	37,168
Dynamic Electronics Company, Ltd. (I)	159,762	44,842
E Ink Holdings, Inc. (I)	150,000	71,056
E.Sun Financial Holding Company, Ltd.	3,875,680	2,250,151
Eastern Media International Corp. (I)	333,608	68,496
Edimax Technology Company, Ltd.	53,404	17,422
Edison Opto Corp. (I)	62,000	31,728
Elite Material Company	113,000	196,551
Elite Semiconductor Memory Technology, Inc.	39,000	35,896
Elitegroup Computer Systems Company, Ltd.	293,104	179,550
ENG Electric Company, Ltd.	48,760	29,555
EnTie Commercial Bank	53,000	30,264
Episil Holdings, Inc. (I)	70,000	19,097
Epistar Corp.	647,312	498,068
Etron Technology, Inc.	26,000	11,003
Eva Airways Corp. (I)	650,511	367,362
Everest Textile Company, Ltd.	230,000	104,478
Evergreen International Storage & Transport Corp.	353,600	148,652
Evergreen Marine Corp Taiwan, Ltd.	1,453,723	584,623
Everlight Chemical Industrial Corp.	65,000	39,458
Excelsior Medical Company, Ltd.	73,695	110,304
Far Eastern Department Stores Company, Ltd.	342,720	189,669
Far Eastern International Bank	1,917,965	570,585
Far Eastern New Century Corp.	702,249	548,628
Farglory F T Z Investment Holding Company, Ltd. (I)	45,000	20,520
Farglory Land Development Company, Ltd.	110,530	114,787
Federal Corp.	445,105	204,055
First Copper Technology Company, Ltd.	106,000	21,674
First Financial Holding Company, Ltd.	5,721,678	2,657,599
First Insurance Company, Ltd.	193,475	68,081
First Steamship Company, Ltd.	249,104	72,767
Formosa Advanced Technologies Company, Ltd.	24,000	14,729
Formosa Chemicals & Fibre Corp.	315,000	706,611
Formosa Oilseed Processing	75,578	58,969
Formosa Taffeta Company, Ltd.	494,000	449,080
Formosan Rubber Group, Inc.	272,000	136,734
Formosan Union Chemical	227,940	104,180
Fortune Electric Company, Ltd.	35,000	16,256
Founding Construction & Development Company, Ltd.	104,349	53,885
Foxconn Technology Company, Ltd.	130,492	274,884
Foxlink Image Technology Company, Ltd.	67,000	33,837
Froch Enterprise Company, Ltd.	43,060	12,045
FSP Technology, Inc.	59,227	40,778
Fubon Financial Holding Company, Ltd.	3,462,417	4,709,681
Fullerton Technology Company, Ltd.	86,460	61,208
Fulltech Fiber Glass Corp.	149,616	49,592
Fwusow Industry Company, Ltd.	156,441	69,701
G Shank Enterprise Company, Ltd.	40,535	26,941

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
G Tech Optoelectronics Corp. (I)	60,000	$22,483
Gallant Precision Machining Company, Ltd.	66,000	34,508
Gemtek Technology Corp.	199,697	112,503
Genesis Photonics, Inc. (I)	160,240	38,628
Genius Electronic Optical Company, Ltd. (I)	16,000	28,710
Getac Technology Corp.	384,000	233,270
Giantplus Technology Company, Ltd. (I)	30,000	17,219
Giga Solution Tech Company, Ltd.	19,000	11,583
Gigabyte Technology Company, Ltd.	250,000	276,254
Gintech Energy Corp. (I)	278,318	270,162
Global Brands Manufacture, Ltd. (I)	171,806	37,219
Global Lighting Technologies, Inc.	23,000	51,883
Globe Union Industrial Corp.	96,750	42,932
Gloria Material Technology Corp.	283,350	154,405
Gold Circuit Electronics, Ltd. (I)	428,204	128,904
Goldsun Building Materials Company, Ltd.	1,051,714	285,597
Grand Ocean Retail Group, Ltd.	18,000	15,180
Grand Pacific Petrochemical Corp.	783,000	367,131
Great Wall Enterprise Company, Ltd.	175,400	110,230
Green Energy Technology, Inc. (I)	193,194	136,465
GTM Holdings Corp. (I)	78,000	28,870
Hannstar Board Corp.	128,759	40,567
HannStar Display Corp. (I)	2,340,842	275,189
Harvatek Corp.	132,836	54,283
Hey Song Corp.	177,000	168,730
Ho Tung Chemical Corp. (I)	584,229	129,800
Hocheng Corp.	225,500	56,684
Holy Stone Enterprise Company, Ltd.	118,300	119,972
Hon Hai Precision Industry Company, Ltd.	624,100	1,527,359
Hong TAI Electric Industrial	193,000	49,866
Horizon Securities Company, Ltd.	223,000	43,127
Hsin Kuang Steel Company, Ltd.	157,085	61,048
Hsing TA Cement Company, Ltd.	107,100	32,731
HTC Corp.	163,000	385,135
Hua Eng Wire & Cable Company, Ltd. (I)	281,000	59,330
Hua Nan Financial Holdings Company, Ltd.	2,970,942	1,375,220
Huaku Development Company, Ltd.	8,000	14,298
Huang Hsiang Construction Company	35,000	25,931
Hung Ching Development & Construction Company, Ltd.	80,000	40,660
Hung Poo Real Estate Development Corp.	123,000	79,954
Hung Sheng Construction Company, Ltd. (I)	371,200	208,534
I-Chiun Precision Industry Company, Ltd.	98,000	29,706
Ichia Technologies, Inc.	248,180	115,873
Infortrend Technology, Inc.	118,000	66,567
Innolux Corp.	6,278,561	1,887,150
Inotera Memories, Inc. (I)	1,103,000	930,380
Inventec Corp.	284,000	185,144
ITE Technology, Inc.	7,913	6,879
J Touch Corp. (I)	37,000	4,777
Jess-Link Products Company, Ltd.	57,000	48,930
Jih Sun Financial Holdings Company, Ltd.	153,520	33,203
K Laser Technology, Inc.	82,214	33,985
Kang Na Hsiung Enterprise Company, Ltd.	105,000	37,827
Kaulin Manufacturing Company, Ltd.	97,710	50,348
Kenmec Mechanical Engineering Company, Ltd.	44,000	16,533
Kindom Construction Company, Ltd.	117,000	58,344
King Yuan Electronics Company, Ltd.	1,085,796	708,740
King’s Town Bank	421,000	298,542
King’s Town Construction Company, Ltd.	15,300	8,847
Kinko Optical Company, Ltd. (I)	36,000	16,387
Kinpo Electronics, Inc. (I)	954,269	277,732
36

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
KS Terminals, Inc.	37,000	$40,383
Kuo Toong International Company, Ltd.	19,045	20,376
Kuoyang Construction Company, Ltd.	52,335	17,089
Kwong Fong Industries	130,536	71,805
KYE System Corp.	231,651	63,626
L&K Engineering Company, Ltd.	74,000	40,587
LAN FA Textile	143,863	48,361
LCY Chemical Corp. (I)	19,000	19,119
Leader Electronics, Inc.	51,000	13,157
Lealea Enterprise Company, Ltd.	583,124	166,995
LEE CHI Enterprises Company, Ltd.	118,000	40,240
Leofoo Development Company, Ltd.	125,969	41,860
LES Enphants Company, Ltd. (I)	64,000	35,319
Lextar Electronics Corp.	78,000	40,507
Li Peng Enterprise Company, Ltd. (I)	441,030	111,276
Lien Hwa Industrial Corp.	446,950	258,088
Lingsen Precision Industries, Ltd.	372,481	101,981
Lite-On Semiconductor Corp.	171,693	111,700
Lite-On Technology Corp.	1,792,260	1,728,432
Long Chen Paper Company, Ltd.	465,307	150,333
Longwell Company	23,000	20,190
Lotes Company, Ltd.	32,000	118,458
Lucky Cement Corp.	236,000	72,233
Macronix International (I)	3,054,001	442,238
Marketech International Corp.	82,000	62,960
Masterlink Securities Corp.	730,825	207,679
Mayer Steel Pipe Corp.	192,379	72,222
Mega Financial Holding Company, Ltd.	6,277,472	4,047,170
Meiloon Industrial Company, Ltd.	107,684	38,858
Mercuries & Associates, Ltd.	56,000	35,767
Mercuries Life Insurance Company, Ltd.	47,418	25,865
Merry Electronics Company, Ltd.	24,000	42,491
Micro-Star International Company, Ltd.	693,264	985,152
Mitac Holdings Corp.	446,978	334,039
MPI Corp.	9,000	16,569
Nan Ya Printed Circuit Board Corp.	87,000	88,280
Nantex Industry Company, Ltd.	34,698	25,546
Nien Hsing Textile Company, Ltd.	209,000	143,884
Nishoku Technology, Inc.	6,000	7,642
Optimax Technology Corp. (I)	103,000	18,961
OptoTech Corp.	305,000	92,879
Pacific Construction Company, Ltd.	89,289	42,519
Pan Jit International, Inc. (I)	249,000	110,880
Pan-International Industrial Corp.	32,481	12,771
Paragon Technologies Company, Ltd. (I)	28,904	31,182
Pegatron Corp.	1,024,660	2,228,603
Phihong Technology Company, Ltd.	152,000	61,898
Plotech Company, Ltd.	30,000	8,505
Pou Chen Corp.	341,348	445,432
Powertech Technology, Inc.	519,000	1,023,359
President Securities Corp.	564,285	227,960
Prime Electronics Satellitics, Inc. (I)	50,000	10,863
Prince Housing & Development Corp.	275,555	78,655
Prodisc Technology, Inc. (I)	762,000	0
Qisda Corp.	1,512,280	500,460
Qualipoly Chemical Corp.	21,000	20,296
Quanta Storage, Inc.	131,000	100,029
Quintain Steel Company, Ltd. (I)	235,111	44,750
Radium Life Tech Company, Ltd.	414,335	148,254
Ralec Electronic Corp.	41,335	64,229
Rexon Industrial Corp., Ltd. (I)	63,456	20,132
Rich Development Company, Ltd.	131,000	36,977
Ritek Corp. (I)	1,901,029	167,007

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Ruentex Development Company, Ltd.	117,949	$153,252
Ruentex Industries, Ltd.	132,000	245,426
Sampo Corp.	393,338	142,161
SDI Corp.	24,000	20,116
Sheng Yu Steel Company, Ltd.	133,000	66,299
ShenMao Technology, Inc.	13,000	9,103
Shih Wei Navigation Company, Ltd.	56,740	20,661
Shihlin Electric & Engineering Corp.	41,000	51,784
Shin Kong Financial Holding Company, Ltd.	5,595,170	1,212,139
Shin Zu Shing Company, Ltd.	51,000	195,566
Shining Building Business Company, Ltd. (I)	49,500	16,154
Shinkong Insurance Company, Ltd.	142,000	99,194
Shinkong Synthetic Fibers Corp.	1,120,239	325,715
Shuttle, Inc. (I)	112,000	24,698
Sigurd Microelectronics Corp.	318,293	214,595
Silicon Integrated Systems Corp. (I)	359,000	75,369
Sino-American Silicon Products, Inc. (I)	300,000	424,082
Sinon Corp.	299,650	118,390
SinoPac Financial Holdings Company, Ltd.	6,182,489	1,755,454
Sinphar Pharmaceutical Company, Ltd.	17,000	14,723
Sirtec International Company, Ltd.	17,000	20,588
Siward Crystal Technology Company, Ltd.	64,213	36,234
Solar Applied Materials Technology Company	38,000	21,800
Solartech Energy Corp.	149,624	91,821
Solomon Technology Corp.	82,421	37,984
Southeast Cement Company, Ltd.	66,000	31,711
Spirox Corp.	101,068	54,542
Sunplus Technology Company, Ltd.	409,000	143,960
Sunrex Technology Corp.	71,000	32,177
Supreme Electronics Company, Ltd.	217,292	85,238
Sweeten Construction Company, Ltd.	39,743	19,236
Syncmold Enterprise Corp.	25,000	36,426
Synnex Technology International Corp.	21,000	20,375
TA Chen Stainless Pipe	588,974	250,097
Ta Chong Bank, Ltd. (I)	1,992,179	810,844
Ta Chong Securities Company, Ltd.	51,000	15,031
Ta Ya Electric Wire & Cable Company, Ltd. (I)	387,436	54,243
TA-I Technology Company, Ltd.	75,823	33,024
Tah Hsin Industrial Company, Ltd.	90,300	62,708
Taichung Commercial Bank	1,792,404	509,781
Tainan Enterprises Company, Ltd.	103,250	92,271
Tainan Spinning Company, Ltd.	1,054,638	454,320
Taishin Financial Holdings Company, Ltd.	4,731,400	1,634,761
Taisun Enterprise Company, Ltd. (I)	73,032	26,715
Taita Chemical Company, Ltd. (I)	140,028	31,921
Taiwan Business Bank (I)	3,054,611	758,492
Taiwan Cement Corp.	2,096,983	1,735,998
Taiwan Cogeneration Corp.	296,434	208,530
Taiwan Cooperative Financial Holding Company, Ltd.	4,762,078	1,983,536
Taiwan Fertilizer Company, Ltd.	352,000	459,183
Taiwan Fire & Marine Insurance Company	6,000	3,902
Taiwan FU Hsing Industrial Company, Ltd.	45,000	59,326
Taiwan Glass Industry Corp. (I)	142,000	55,282
Taiwan Hopax Chemicals Manufacturing Company, Ltd.	10,200	6,081
Taiwan Kolin Company, Ltd. (I)	327,000	0
Taiwan Land Development Corp.	535,162	171,196
Taiwan Mask Corp.	261,150	71,427
Taiwan Navigation Company, Ltd.	49,000	20,495
Taiwan PCB Techvest Company, Ltd.	78,000	77,211
Taiwan Pulp & Paper Corp. (I)	281,640	92,946
Taiwan Semiconductor Company, Ltd.	11,000	11,465
37

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Taiwan Surface Mounting Technology Company, Ltd.	25,225	$22,286
Taiwan TEA Corp.	461,000	206,313
Taiwan Union Technology Corp.	65,000	53,037
Taiyen Biotech Company, Ltd.	114,137	103,949
Tatung Company, Ltd. (I)	1,628,200	275,464
Teco Electric & Machinery Company, Ltd.	1,384,000	1,102,814
Tex-Ray Industrial Company, Ltd.	91,800	46,333
The Ambassador Hotel	54,000	45,372
Ton Yi Industrial Corp.	84,000	40,074
Tong Yang Industry Company, Ltd.	192,627	236,476
Tong-Tai Machine & Tool Company, Ltd.	122,588	85,211
Topoint Technology Company, Ltd.	70,212	48,972
TPK Holding Company, Ltd.	106,000	264,019
Transasia Airways Corp.	48,478	12,284
Tripod Technology Corp.	15,000	25,479
TSRC Corp.	175,000	107,283
Tung Ho Steel Enterprise Corp.	266,000	137,387
TURVO International Company, Ltd.	18,000	39,584
TYC Brother Industrial Company, Ltd.	131,511	92,737
Tycoons Group Enterprise Company, Ltd. (I)	367,768	44,177
Tyntek Corp.	157,361	74,534
Unimicron Technology Corp.	1,112,000	468,628
Union Bank of Taiwan	948,834	268,816
Unitech Computer Company, Ltd.	88,039	42,073
Unitech Printed Circuit Board Corp.	410,975	161,265
United Integrated Services Company, Ltd.	64,000	82,153
United Microelectronics Corp.	9,846,794	3,598,383
Unity Opto Technology Company, Ltd.	40,000	23,082
Universal Cement Corp.	305,771	208,572
Unizyx Holding Corp.	255,000	102,440
UPC Technology Corp.	554,156	159,082
USI Corp.	212,000	83,264
Ve Wong Corp.	93,993	65,357
Wafer Works Corp. (I)	296,887	114,818
Wah Hong Industrial Corp.	7,988	4,813
Wah Lee Industrial Corp.	76,000	102,683
Walsin Lihwa Corp. (I)	2,105,000	466,817
Walsin Technology Corp.	386,999	231,788
Walton Advanced Engineering, Inc.	229,584	62,895
Wan Hai Lines, Ltd.	149,050	82,137
Waterland Financial Holding Company, Ltd.	1,583,190	369,150
Wei Chuan Food Corp. (I)	31,000	16,433
Well Shin Technology Company, Ltd.	30,000	48,691
Winbond Electronics Corp. (I)	2,316,000	550,407
Wintek Corp. (I)	543,000	30,252
Wistron Corp.	2,025,472	1,136,362
WPG Holdings Company, Ltd.	20,000	18,986
WT Microelectronics Company, Ltd.	101,422	108,742
WUS Printed Circuit Company, Ltd.	233,000	186,092
Yageo Corp.	420,022	673,942
Yang Ming Marine Transport Corp. (I)	786,500	206,108
YC Company, Ltd.	169,637	61,245
YC INOX Company, Ltd.	58,000	34,588
YFY, Inc.	1,064,202	343,247
Yi Jinn Industrial Company, Ltd.	188,904	68,280
Yieh Phui Enterprise Company, Ltd.	996,906	223,697
Young Fast Optoelectronics Company, Ltd. (I)	103,000	34,994
Yuanta Financial Holdings Company, Ltd.	5,073,981	1,861,173
Yufo Electronics Company, Ltd.	9,600	5,718
Yulon Motor Company, Ltd.	603,000	548,921
Zenitron Corp.	150,000	71,823
Zig Sheng Industrial Company, Ltd.	352,908	89,104

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Zinwell Corp.	112,000	$172,383
ZongTai Real Estate Development Company, Ltd.	65,711	25,309
		98,633,650
Thailand - 3.0%
AAPICO Hitech PCL	144,720	42,119
AJ Plast PCL (I)	117,500	19,477
Amata Corp. PCL	123,200	41,814
AP Thailand PCL	1,184,370	175,124
Asia Aviation PCL, NVDR	700,700	101,642
Asia Plus Group Holdings PCL	74,100	7,175
Bangkok Bank PCL	30,100	128,530
Bangkok Bank PCL NVDR (L)	188,000	793,159
Bangkok Expressway PCL	350,500	439,944
Bangkok Insurance PCL	4,550	45,372
Bangkokland PCL	1,486,800	59,181
Banpu PCL	902,900	399,301
Cal-Comp Electronics Thailand PCL	2,044,398	190,209
Charoen Pokphand Foods PCL	1,324,300	669,005
Eastern Water Resources Development & Management PCL	143,600	46,168
Esso Thailand PCL (I)	1,280,700	176,861
G J Steel PCL (I)	5,241,775	23,272
G Steel PCL (I)	789,540	4,800
GFPT PCL	116,500	31,899
Hana Microelectronics PCL	328,800	324,227
Indorama Ventures PCL	603,400	353,349
IRPC PCL	5,208,900	617,719
Kasikornbank PCL, NVDR	17,000	70,662
KGI Securities Thailand PCL	566,200	53,696
Khon Kaen Sugar Industry PCL	217,500	24,678
Kiatnakin Bank PCL	364,700	366,466
Krung Thai Bank PCL	2,764,100	1,274,791
Krungthai Card PCL	3,700	9,984
MBK PCL	418,000	164,723
MCOT PCL	42,500	9,721
Padaeng Industry PCL	46,900	16,087
Polyplex PCL	266,900	46,975
Pranda Jewelry PCL	106,400	14,548
Precious Shipping PCL (I)	420,600	64,490
Property Perfect PCL	1,534,900	33,616
PTT Exploration & Production PCL	951,800	1,509,321
PTT Global Chemical PCL	970,500	1,341,772
PTT PCL	868,700	5,850,069
Quality House PCL (L)	1,297,200	82,261
Regional Container Lines PCL	365,100	52,446
Rojana Industrial Park PCL	149,200	21,441
Saha-Union PCL	159,100	165,588
Sansiri PCL	3,683,466	154,743
SC Asset Corp. PCL	1,706,696	132,195
Siam Future Development PCL	190,891	32,974
Siamgas & Petrochemicals PCL	121,600	34,814
Somboon Advance Technology PCL	68,200	30,547
Sri Trang Agro-Industry PCL	435,100	121,515
Srithai Superware PCL	283,000	17,092
Tata Steel Thailand PCL (I)	2,688,400	36,444
Thai Airways International PCL (I)	952,800	241,977
Thai Carbon Black PCL	44,000	25,276
Thai Oil PCL	491,700	896,228
Thai Stanley Electric PCL	700	3,302
Thanachart Capital PCL	524,800	530,170
The Bangchak Petroleum PCL	397,800	362,921
Thitikorn PCL	59,000	16,140
38

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Thailand (continued)
Thoresen Thai Agencies PCL	796,557	$170,408
Tisco Financial Group PCL	62,700	73,752
TMB Bank PCL	9,141,600	611,215
TPI Polene PCL	5,225,300	302,440
Vanachai Group PCL	529,120	207,756
Vinythai PCL	276,900	70,974
		19,936,565
Turkey - 1.6%
Adana Cimento Sanayii TAS, Class A	58,200	122,902
Akbank TAS	569,283	1,305,380
Akenerji Elektrik Uretim AS (I)	142,566	46,375
Akfen Holding AS	42,353	181,467
Aksa Akrilik Kimya Sanayi AS	71,184	255,183
Alarko Holding AS	40,114	41,915
Albaraka Turk Katilim Bankasi AS	79,363	35,876
Anadolu Anonim Tuerk Sigorta Sirketi	276,684	150,747
Anadolu Cam Sanayii AS (I)	133,951	76,094
Anadolu Efes Biracilik Ve Malt Sanayii AS	10,445	67,649
Asya Katilim Bankasi AS (I)(L)	304,999	62,705
Aygaz AS	52,054	180,151
Baticim Bati Anadolu Cimento Sanayii AS	16,440	34,039
Borusan Mannesmann Boru Sanayi ve Ticaret AS (L)	30,364	60,849
Dogan Sirketler Grubu Holdings AS (I)	783,433	152,872
Eczacibasi Yatirim Holding Ortakligi AS	19,302	72,510
EGE Seramik Sanayi ve Ticaret AS	19,278	26,347
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (L)	107,225	97,259
Global Yatirim Holding AS (I)	117,560	68,393
Goldas Kuyumculuk Sanayi Ithalat ve Ihracat AS (I)	54,846	3,949
GSD Holding AS	275,236	98,032
Hurriyet Gazetecilik ve Matbaacilik AS (I)	163,848	33,671
Ihlas Holding AS (I)(L)	481,506	36,506
Ipek Dogal Enerji Kaynaklari Ve Uretim AS (I)	52,948	22,301
Is Finansal Kiralama AS (L)	114,727	31,437
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A	6,361	3,028
KOC Holdings AS	163,658	612,938
Metro Ticari ve Mali Yatirimlar Holding AS (I)	200,802	46,044
Pinar Entegre Et ve Un Sanayi AS	11,937	46,142
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	82,640	93,455
Sekerbank TAS (I)	474,618	273,068
Selcuk Ecza Deposu Ticaret ve Sanayi AS	50,128	40,894
Soda Sanayii AS	77,764	112,678
Tekfen Holding AS (L)	49,092	67,903
Trakya Cam Sanayi AS	358,033	221,899
Turcas Petrol AS	56,959	29,074
Turk Hava Yollari (I)	291,891	738,309
Turkiye Garanti Bankasi AS	166,298	405,130
Turkiye Halk Bankasi AS	258,000	916,995
Turkiye Is Bankasi, Class C	1,028,262	1,618,034
Turkiye Sinai Kalkinma Bankasi AS	729,428	379,750
Turkiye Sise ve Cam Fabrikalari AS	527,609	576,638
Turkiye Vakiflar Bankasi TAO, Class D	579,514	759,473
Uzel Makina Sanayii AS (I)	22,930	0
Yapi ve Kredi Bankasi AS (L)	397,319	447,128
		10,653,189
Ukraine - 0.1%
Kernel Holding SA	25,996	317,710
TOTAL COMMON STOCKS (Cost $830,922,014)		$648,807,551

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value

PREFERRED SECURITIES - 1.7%
Brazil - 1.6%
Banco ABC Brasil SA	52,949	$116,629
Banco Bradesco SA	485,060	2,347,067
Banco Daycoval SA	88,000	195,027
Banco do Estado do Rio Grande do Sul SA, B Shares	79,900	118,066
Banco Industrial e Comercial SA (I)	155,800	326,860
Banco Pine SA	38,200	36,203
Banco Sofisa SA	25,700	13,386
Braskem SA, A Shares	115,657	803,746
Cia Brasileira de Distribuicao	51,733	544,725
Cia Ferro Ligas da Bahia - Ferbasa	63,424	112,467
Eucatex SA Industria e Comercio	45,078	31,277
Gerdau SA	201,057	234,214
Itau Unibanco Holding SA	26,950	178,256
Marcopolo SA	213,600	99,520
Parana Banco SA	16,500	32,856
Petroleo Brasileiro SA (I)	962,068	1,610,343
Randon SA Implementos e Participacoes	44,200	27,316
Suzano Papel e Celulose SA, A Shares	229,200	1,082,372
Unipar Carbocloro SA	46,610	51,153
Usinas Siderurgicas de Minas Gerais SA, A Shares	283,685	110,284
Vale SA	912,555	2,337,974
		10,409,741
Chile - 0.0%
Coca-Cola Embonor SA, B Shares	7,854	11,274

Colombia - 0.1%
Grupo Argos SA	3,055	14,705
Grupo de Inversiones Suramericana SA	48,323	529,734
		544,439
Panama - 0.0%
Avianca Holdings SA	71,273	38,056
TOTAL PREFERRED SECURITIES (Cost $28,917,150)		$11,003,510

RIGHTS - 0.0%
Arcelormittal South Africa, Ltd. (I)(N)	226,971	147
BNK Financial Group, Inc. (I)(N)	15,316	17,373
Chimei Materials Technology Corp. (I)(N)	1,898	20
Hawe SA (I)(N)	38,497	0
Rumo Logistica
Operadora Multimodal SA (I)(N)	10,168	386
Samsung Engineering Company, Ltd. (I)(N)	11,079	60,849
Taiwan Glass Industry Corp. (I)(N)	6,205	0
Wafer Works Corp. (I)(N)	18,585	849
TOTAL RIGHTS (Cost $28,432)		$79,624

WARRANTS - 0.0%
Eastern & Oriental BHD (Expiration Date:
07/22/2019; Strike Price: MYR 2.60) (I)	15,690	640
Ju Teng International Holdings, Ltd. (Expiration
Date: 10/14/2016; Strike Price:
HKD 4.60) (I)	66,000	1,788
KNM Group BHD (Expiration Date:
04/21/2020; Strike Price: MYR 1.00) (I)	11,600	338
LBS Bina Group BHD (Expiration Date:
10/05/2020; Strike Price: MYR 1.25) (I)	41,750	2,480
OSK Holdings BHD (Expiration Date:
07/23/2020; Strike Price: MYR 1.80) (I)	143,899	10,390
VS Industry BHD (I)(N)	114,262	10,267
39

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
WARRANTS (continued)
WCT Holdings BHD (Expiration Date:
08/28/2020; Strike Price: MYR 2.08) (I)	136,571	$6,044
TOTAL WARRANTS (Cost $0)		$31,947

SECURITIES LENDING COLLATERAL - 3.0%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	2,000,973	20,019,330
TOTAL SECURITIES LENDING
COLLATERAL (Cost $20,020,094)		$20,019,330

SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
BlackRock Cash Funds - Prime, 0.3257% (Y)	534,718	$534,718
TOTAL SHORT-TERM INVESTMENTS (Cost $534,718)		$534,718
Total Investments (Emerging Markets Value Trust) (Cost $880,422,408) - 102.7%		$680,476,680
Other assets and liabilities, net - (2.7%)		(17,984,260)
TOTAL NET ASSETS - 100.0%		$662,492,420

Equity Income Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.1%
Consumer discretionary - 9.9%
Auto components - 0.8%
Johnson Controls, Inc.	324,700	$12,822,402

Automobiles - 0.9%
Ford Motor Company	189,500	2,670,055
General Motors Company	361,698	12,301,349
		14,971,404
Distributors - 0.1%
Genuine Parts Company	9,200	790,188

Hotels, restaurants and leisure - 1.7%
Carnival Corp.	284,600	15,505,008
Las Vegas Sands Corp.	282,300	12,376,032
		27,881,040
Leisure products - 1.3%
Mattel, Inc. (L)	823,775	22,381,967

Media - 3.4%
Comcast Corp., Class A	231,400	13,057,902
News Corp., Class A	621,600	8,304,576
The Walt Disney Company	100,200	10,529,016
Time Warner, Inc.	51,000	3,298,170
Twenty-First Century Fox, Inc., Class A	418,400	11,363,744
Twenty-First Century Fox, Inc., Class B	296,500	8,073,695
Viacom, Inc., Class B	62,700	2,580,732
		57,207,835
Multiline retail - 1.5%
Kohl’s Corp.	341,200	16,251,356
Macy’s, Inc.	259,500	9,077,310
		25,328,666
Specialty retail - 0.2%
Staples, Inc.	425,200	4,026,644
		165,410,146

Equity Income Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Consumer staples - 3.8%
Beverages - 1.0%
PepsiCo, Inc.	167,600	$16,746,592

Food and staples retailing - 0.8%
Wal-Mart Stores, Inc.	207,200	12,701,360

Food products - 1.8%
Archer-Daniels-Midland Company	468,800	17,195,584
Kellogg Company	128,900	9,315,603
McCormick & Co., Inc. (L)	41,600	3,559,296
		30,070,483
Personal products - 0.2%
Avon Products, Inc.	762,600	3,088,530
		62,606,965
Energy - 10.6%
Oil, gas and consumable fuels - 10.6%
Anadarko Petroleum Corp.	152,500	7,408,450
Apache Corp.	549,400	24,431,818
Canadian Natural Resources, Ltd.	565,900	12,353,597
Chevron Corp.	253,200	22,777,872
Columbia Pipeline Group, Inc.	597,600	11,952,000
Exxon Mobil Corp.	493,700	38,483,915
Hess Corp.	366,800	17,782,464
Occidental Petroleum Corp.	189,600	12,818,856
Royal Dutch Shell PLC, ADR, Class A	491,800	22,519,522
Total SA	136,639	6,125,713
		176,654,207
		176,654,207
Financials - 24.9%
Banks - 10.1%
Bank of America Corp.	1,736,693	29,228,543
Citigroup, Inc.	369,000	19,095,750
Fifth Third Bancorp	469,600	9,438,960
JPMorgan Chase & Co.	849,875	56,117,246
Royal Bank of Scotland Group PLC (I)	2,503,131	11,126,574
The PNC Financial Services Group, Inc.	143,900	13,715,109
U.S. Bancorp	202,300	8,632,141
Wells Fargo & Company	393,000	21,363,480
		168,717,803
Capital markets - 5.7%
Ameriprise Financial, Inc.	129,200	13,749,464
Morgan Stanley	724,800	23,055,888
Northern Trust Corp.	318,900	22,989,501
Och-Ziff Capital Management Group LLC, Class A	454,700	2,832,781
State Street Corp.	254,600	16,895,256
The Bank of New York Mellon Corp.	355,724	14,662,943
		94,185,833
Consumer finance - 1.2%
American Express Company	296,400	20,614,620

Insurance - 5.9%
Loews Corp.	541,100	20,778,240
Marsh & McLennan Companies, Inc.	400,800	22,224,360
MetLife, Inc.	560,900	27,040,989
Sun Life Financial, Inc. (L)	240,500	7,503,600
The Chubb Corp.	90,300	11,977,392
Willis Towers Watson PLC (I)	85,800	4,167,306
XL Group PLC	128,900	5,050,302
		98,742,189
40

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Equity Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts - 2.0%
Digital Realty Trust, Inc.	124,700	$9,429,814
Rayonier, Inc.	358,200	7,952,040
The Macerich Company	25,100	2,025,319
Weyerhaeuser Company	477,300	14,309,454
		33,716,627
		415,977,072
Health care - 9.4%
Biotechnology - 0.6%
Gilead Sciences, Inc.	92,300	9,339,837
Health care equipment and supplies - 0.2%
Becton, Dickinson and Company	27,500	4,237,475
Health care providers and services - 1.0%
Anthem, Inc.	126,374	17,621,591
Pharmaceuticals - 7.6%
Bristol-Myers Squibb Company	333,425	22,936,306
GlaxoSmithKline PLC	576,379	11,640,453
Johnson & Johnson	344,900	35,428,128
Merck & Company, Inc.	415,350	21,938,787
Pfizer, Inc.	1,062,835	34,308,314
		126,251,988
		157,450,891
Industrials - 12.6%
Aerospace and defense - 2.2%
The Boeing Company	231,400	33,458,126
United Technologies Corp.	36,100	3,468,127
		36,926,253
Air freight and logistics - 1.0%
United Parcel Service, Inc., Class B	180,700	17,388,761
Airlines - 0.2%
Southwest Airlines Company	92,400	3,978,744
Commercial services and supplies - 0.7%
Tyco International PLC	347,200	11,072,208
Electrical equipment - 1.2%
Eaton Corp. PLC	11,504	598,668
Emerson Electric Company	393,000	18,797,190
		19,395,858
Industrial conglomerates - 3.5%
General Electric Company	1,848,100	57,568,315
Machinery - 3.1%
Cummins, Inc.	56,500	4,972,565
Deere & Company (L)	193,700	14,773,499
Illinois Tool Works, Inc.	209,100	19,379,388
Pentair PLC	267,200	13,234,416
		52,359,868
Road and rail - 0.7%
Canadian Pacific Railway, Ltd. (L)	32,800	4,185,280
Union Pacific Corp.	105,200	8,226,640
		12,411,920
		211,101,927
Information technology - 11.7%
Communications equipment - 3.5%
Cisco Systems, Inc.	713,700	19,380,524
Harris Corp.	238,000	20,682,200
QUALCOMM, Inc.	386,200	19,304,207
		59,366,931

Equity Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components - 0.2%
TE Connectivity, Ltd.	51,000	$3,295,110
IT services - 0.1%
IBM Corp.	12,800	1,761,536
Semiconductors and semiconductor equipment - 3.0%
Analog Devices, Inc.	230,200	12,734,664
Applied Materials, Inc.	1,133,000	21,153,110
Texas Instruments, Inc.	300,600	16,475,886
		50,363,660
Software - 2.7%
CA, Inc.	254,600	7,271,376
Microsoft Corp.	679,525	37,700,047
		44,971,423
Technology hardware, storage and peripherals - 2.2%
Dell, Inc. (I)(R)	1,271,400	19,823,329
EMC Corp.	490,100	12,585,768
Western Digital Corp.	63,800	3,831,190
		36,240,287
		195,998,947
Materials - 4.5%
Chemicals - 1.4%
E.I. du Pont de Nemours & Company	352,400	23,469,840
Construction materials - 0.9%
Vulcan Materials Company	160,900	15,280,673
Containers and packaging - 1.3%
International Paper Company	487,100	18,363,670
WestRock Company	58,032	2,647,420
		21,011,090
Metals and mining - 0.9%
Nucor Corp.	389,600	15,700,880
		75,462,483
Telecommunication services - 3.1%
Diversified telecommunication services - 2.8%
AT&T, Inc.	141,449	4,867,260
CenturyLink, Inc.	313,017	7,875,508
Telefonica SA	679,756	7,541,159
Verizon Communications, Inc.	565,785	26,150,583
		46,434,510
Wireless telecommunication services - 0.3%
Vodafone Group PLC	1,337,778	4,338,102
		50,772,612
Utilities - 7.6%
Electric utilities - 4.9%
Duke Energy Corp.	124,919	8,917,967
Edison International	197,400	11,688,054
Entergy Corp.	289,800	19,810,728
Exelon Corp.	146,700	4,073,859
FirstEnergy Corp.	619,400	19,653,562
Xcel Energy, Inc.	495,400	17,789,814
		81,933,984
Independent power and renewable electricity producers - 0.8%
AES Corp.	1,411,500	13,508,055
Multi-utilities - 1.9%
NiSource, Inc.	804,300	15,691,893
41

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Equity Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multi-utilities (continued)
PG&E Corp.	296,600	$15,776,154
		31,468,047
		126,910,086
TOTAL COMMON STOCKS (Cost $1,333,488,216)		$1,638,345,336

CORPORATE BONDS - 0.0%
Health care - 0.0%
Valeant Pharmaceuticals International, Inc.
5.875%, 05/15/2023 (S)	$714,000	$637,245
TOTAL CORPORATE BONDS (Cost $586,012)		$637,245

SECURITIES LENDING COLLATERAL - 1.8%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	2,937,183	$29,385,929
TOTAL SECURITIES LENDING
COLLATERAL (Cost $29,385,612)		$29,385,929

SHORT-TERM INVESTMENTS - 1.7%
Money market funds - 1.7%
State Street Institutional U.S. Government
Money Market Fund, 0.0891% (Y)	3,369,311	$3,369,311
T. Rowe Price Reserve Investment
Fund, 0.2195% (Y)	24,402,857	24,402,857
TOTAL SHORT-TERM INVESTMENTS (Cost $27,772,168)		$27,772,168
Total Investments (Equity Income Trust)
(Cost $1,391,232,008) - 101.6%		$1,696,140,678
Other assets and liabilities, net - (1.6%)		(26,003,952)
TOTAL NET ASSETS - 100.0%		$1,670,136,726

Financial Industries Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 92.1%
Financials - 89.1%
Banks - 51.7%
1st Source Corp.	16,592	$512,198
Ameris Bancorp	35,353	1,201,648
Atlantic Capital Bancshares, Inc. (I)	51,332	768,953
Bank of America Corp.	323,565	5,445,599
Bank of Ireland (I)	8,184,132	2,996,655
Bank of Marin Bancorp	8,775	468,585
Bankwell Financial Group, Inc.	21,145	419,728
Banner Corp. (I)(S)	68,446	2,974,140
Barclays PLC, ADR	268,458	3,479,216
BB&T Corp.	51,952	1,964,305
Chemical Financial Corp.	15,690	537,696
CIT Group, Inc.	61,167	2,428,330
Citigroup, Inc.	132,527	6,858,272
Citizens Financial Group, Inc.	44,923	1,176,533
Comerica, Inc.	10,019	419,095
Danske Bank A/S	122,437	3,285,265
East West Bancorp, Inc.	33,432	1,389,434
First Business Financial Services, Inc.	12,573	314,451
Flushing Financial Corp.	28,783	622,864
Glacier Bancorp, Inc.	99,765	2,646,765

Financial Industries Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Great Western Bancorp, Inc.	47,443	$1,376,796
Independent Bank Corp.	28,748	437,832
JPMorgan Chase & Co.	100,129	6,611,518
KeyCorp	205,014	2,704,135
M&T Bank Corp.	13,947	1,690,097
MB Financial, Inc.	22,367	724,020
Regions Financial Corp.	230,378	2,211,629
Sandy Spring Bancorp, Inc.	32,922	887,577
Shore Bancshares, Inc.	215	2,339
SpareBank 1 SR-Bank ASA	30,208	133,795
Sun Bancorp, Inc. (I)	33,114	683,473
SunTrust Banks, Inc.	93,793	4,018,092
SVB Financial Group (I)	39,827	4,735,430
Talmer Bancorp, Inc., Class A	70,013	1,267,935
The Community Financial Corp.	1,701	36,350
TriCo Bancshares	36,275	995,386
U.S. Bancorp	144,842	6,180,408
UniCredit SpA	364,963	2,017,767
Union Bankshares Corp.	74,050	1,869,022
Wells Fargo & Company	78,962	4,292,374
Yadkin Financial Corp.	33,417	841,106
Zions Bancorporation	105,150	2,870,595
		86,497,408
Capital markets - 18.6%
Altamir	58,232	707,046
American Capital, Ltd. (I)	305,351	4,210,790
Ameriprise Financial, Inc.	32,946	3,506,113
Azimut Holding SpA	105,522	2,622,874
Fifth Street Finance Corp.	334,901	2,136,668
Intermediate Capital Group PLC	154,171	1,421,232
Invesco, Ltd.	110,074	3,685,278
KKR & Company LP	179,409	2,796,986
PJT Partners, Inc., Class A (I)	4,278	121,025
Schroders PLC	101,995	4,467,276
The Blackstone Group LP	171,126	5,003,724
The Carlyle Group LP	24,249	378,769
TriplePoint Venture Growth BDC Corp.	10,627	127,099
		31,184,880
Consumer finance - 2.4%
Discover Financial Services	73,252	3,927,772
Diversified financial services - 0.6%
Cerved Information Solutions SpA (I)	121,037	1,005,380
Insurance - 11.3%
ACE, Ltd.	7,394	863,989
American International Group, Inc.	62,560	3,876,843
Assured Guaranty, Ltd.	130,356	3,445,309
CNO Financial Group, Inc.	251,450	4,800,181
Gjensidige Forsikring ASA	74,086	1,185,756
Lincoln National Corp.	42,622	2,142,182
The Hartford Financial Services Group, Inc.	60,339	2,622,333
		18,936,593
Real estate investment trusts - 4.4%
Essex Property Trust, Inc.	6,797	1,627,270
FelCor Lodging Trust, Inc.	154,371	1,126,908
Rexford Industrial Realty, Inc.	74,344	1,216,268
Simon Property Group, Inc.	17,606	3,423,311
		7,393,757
Thrifts and mortgage finance - 0.1%
Provident Financial Services, Inc.	8,430	169,865
		149,115,655
42

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Financial Industries Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Information technology - 3.0%
IT services - 3.0%
Visa, Inc., Class A	64,767	$5,022,681
TOTAL COMMON STOCKS (Cost $150,250,210)		$154,138,336

PREFERRED SECURITIES - 0.8%
Financials - 0.8%
Banks - 0.2%
OFG Bancorp, Series C, 8.750%	489	371,304
Thrifts and mortgage finance - 0.6%
Flagstar Bancorp, Inc., Series C, 9.000% (I)	778	974,707
		1,346,011
TOTAL PREFERRED SECURITIES (Cost $1,471,327)		$1,346,011

CORPORATE BONDS - 1.2%
Financials - 1.2%
Banks - 0.5%
Popular, Inc.
7.000%, 07/01/2019	$850,000	$794,750
Diversified financial services - 0.7%
NewStar Financial, Inc.
7.250%, 05/01/2020	1,160,000	1,125,200
		1,919,950
TOTAL CORPORATE BONDS (Cost $1,986,595)		$1,919,950

WARRANTS - 0.4%
Citigroup, Inc. (Expiration Date: 01/04/2019;
Strike Price: $106.10) (I)	185,654	33,418
Comerica, Inc. (Expiration Date: 11/14/2018;
Strike Price: $29.40) (I)	29,110	407,831
The PNC Financial Services Group, Inc.
(Expiration Date: 12/31/2018; Strike
Price: $67.33) (I)	6,265	179,868
TOTAL WARRANTS (Cost $878,936)		$621,117

SHORT-TERM INVESTMENTS - 0.8%
Repurchase agreement - 0.8%
Repurchase Agreement with State Street Corp.
dated 12/31/2015 at 0.030% to be
repurchased at $1,364,005 on 01/04/2016,
collateralized by $1,315,000 Federal
National Mortgage Association, 5.000% due
05/11/2017 (valued at $1,394,126,
including interest)	$1,364,000	$1,364,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,364,000)		$1,364,000
Total Investments (Financial Industries Trust)
(Cost $155,951,068) - 95.3%		$159,389,414
Other assets and liabilities, net - 4.7%		7,934,753
TOTAL NET ASSETS - 100.0%		$167,324,167

Franklin Templeton Founding Allocation Trust

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 66.6%
Global, Series NAV (Templeton)	19,427,293	$348,525,636
Mutual Shares, Series NAV (Franklin)	29,767,896	350,070,455
		698,596,091
Fixed income - 33.4%
Income, Series NAV (Franklin)	32,757,295	350,175,488
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $916,650,883)		$1,048,771,579
Total Investments (Franklin Templeton Founding Allocation
Trust) (Cost $916,650,883) - 100.0%		$1,048,771,579
Other assets and liabilities, net - 0.0%		(35,991)
TOTAL NET ASSETS - 100.0%		$1,048,735,588

Fundamental All Cap Core Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.7%
Consumer discretionary - 29.0%
Diversified consumer services - 1.5%
DeVry Education Group, Inc.	976,449	$24,713,924
Household durables - 8.5%
Lennar Corp., Class A	1,197,642	58,576,670
NVR, Inc. (I)	22,709	37,310,888
Tempur Sealy International, Inc. (I)	611,718	43,101,650
		138,989,208
Internet and catalog retail - 6.8%
Amazon.com, Inc. (I)	163,778	110,695,912
Specialty retail - 6.0%
CarMax, Inc. (I)	788,210	42,539,694
Group 1 Automotive, Inc.	352,994	26,721,646
Lowe’s Companies, Inc.	367,637	27,955,117
		97,216,457
Textiles, apparel and luxury goods - 6.2%
adidas AG	391,394	37,988,320
Ralph Lauren Corp.	559,678	62,392,903
		100,381,223
		471,996,724
Consumer staples - 6.5%
Beverages - 0.7%
Diageo PLC, ADR	108,974	11,885,794
Food products - 3.6%
Danone SA	531,446	35,911,650
Mead Johnson Nutrition Company	288,213	22,754,416
		58,666,066
Household products - 2.2%
The Procter & Gamble Company	443,078	35,184,824
		105,736,684
Energy - 2.9%
Energy equipment and services - 1.2%
Schlumberger, Ltd.	279,522	19,496,660
43

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels - 1.7%
Kinder Morgan, Inc.	1,796,624	$26,805,630
		46,302,290
Financials - 28.9%
Banks - 10.3%
Bank of America Corp.	4,261,762	71,725,454
CIT Group, Inc.	603,600	23,962,920
Citigroup, Inc.	1,378,662	71,345,759
		167,034,133
Capital markets - 14.0%
Affiliated Managers Group, Inc. (I)	267,208	42,689,150
AllianceBernstein Holding LP	2,321,726	55,373,165
BlackRock, Inc.	107,123	36,477,524
Morgan Stanley	1,286,214	40,914,467
T. Rowe Price Group, Inc.	375,726	26,860,652
The Goldman Sachs Group, Inc.	143,842	25,924,644
		228,239,602
Consumer finance - 2.2%
American Express Company	237,101	16,490,375
Santander Consumer USA Holdings, Inc. (I)	1,176,489	18,647,351
		35,137,726
Insurance - 0.9%
American International Group, Inc.	227,496	14,097,927
Real estate investment trusts - 1.5%
American Tower Corp.	252,147	24,445,652
		468,955,040
Health care - 1.8%
Biotechnology - 1.8%
Amgen, Inc.	178,680	29,005,124
Industrials - 10.1%
Aerospace and defense - 1.6%
TransDigm Group, Inc. (I)	113,572	25,945,523
Electrical equipment - 2.6%
Regal Beloit Corp.	376,742	22,046,942
Sensata Technologies Holding NV (I)	457,476	21,071,345
		43,118,287
Machinery - 0.6%
The Manitowoc Company, Inc.	610,546	9,371,881
Professional services - 1.5%
IHS, Inc., Class A (I)	203,870	24,144,324
Trading companies and distributors - 3.8%
United Rentals, Inc. (I)	375,879	27,266,263
WESCO International, Inc. (I)	799,589	34,926,048
		62,192,311
		164,772,326
Information technology - 18.2%
Communications equipment - 1.2%
QUALCOMM, Inc.	397,528	19,870,437
Internet software and services - 10.7%
Alibaba Group Holding, Ltd., ADR (I)	308,685	25,086,830
Alphabet, Inc., Class A (I)	58,292	45,351,759
Facebook, Inc., Class A (I)	646,402	67,652,433
LinkedIn Corp., Class A (I)	161,423	36,333,089
		174,424,111

Fundamental All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software - 1.5%
Workday, Inc., Class A (I)	306,165	$24,395,227
Technology hardware, storage and peripherals - 4.8%
Apple, Inc.	736,946	77,570,936
		296,260,711
Materials - 2.3%
Paper and forest products - 2.3%
Louisiana-Pacific Corp. (I)	2,096,732	37,762,143
TOTAL COMMON STOCKS (Cost $1,404,089,478)		$1,620,791,042

SHORT-TERM INVESTMENTS - 0.1%
Repurchase agreement - 0.1%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2015 at 0.320% to be
repurchased at $1,790,064 on 01/04/2016,
collateralized by $1,825,900 U.S. Treasury
Inflation Indexed Notes, 0.125% due
07/15/2022 (valued at $1,825,935,
including interest)	$1,790,000	$1,790,000
Repurchase Agreement with State Street Corp.
dated 12/31/2015 at 0.030% to be
repurchased at $511,002 on 01/04/2016,
collateralized by $525,000 Federal Home
Loan Mortgage Corp., 2.060% due
05/27/2021 (valued at $523,688,
including interest)	511,000	511,000
		2,301,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,301,000)		$2,301,000
Total Investments (Fundamental All Cap Core Trust)
(Cost $1,406,390,478) - 99.8%		$1,623,092,042
Other assets and liabilities, net - 0.2%		2,806,326
TOTAL NET ASSETS - 100.0%		$1,625,898,368

Fundamental Large Cap Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.4%
Consumer discretionary - 17.6%
Diversified consumer services - 1.0%
DeVry Education Group, Inc.	594,953	$15,058,262
Household durables - 9.0%
Lennar Corp., Class A	1,126,356	55,090,071
NVR, Inc. (I)	22,147	36,387,521
Tempur Sealy International, Inc. (I)	690,482	48,651,362
		140,128,954
Specialty retail - 2.8%
Lowe’s Companies, Inc.	582,061	44,259,918
Textiles, apparel and luxury goods - 4.8%
adidas AG	486,634	47,232,222
Ralph Lauren Corp.	256,043	28,543,674
		75,775,896
		275,223,030
44

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Consumer staples - 9.2%
Beverages - 4.5%
Diageo PLC, ADR	181,103	$19,752,904
Heineken Holding NV	264,895	20,393,394
PepsiCo, Inc.	298,433	29,819,425
		69,965,723
Food products - 1.1%
Danone SA	249,637	16,868,838
Household products - 1.3%
The Procter & Gamble Company	259,966	20,643,900
Tobacco - 2.3%
Imperial Tobacco Group PLC	354,933	18,746,716
Philip Morris International, Inc.	198,274	17,430,267
		36,176,983
		143,655,444
Energy - 7.6%
Energy equipment and services - 0.8%
Weatherford International PLC (I)	1,541,036	12,929,292
Oil, gas and consumable fuels - 6.8%
Apache Corp.	382,585	17,013,555
Chevron Corp.	237,223	21,340,581
Exxon Mobil Corp.	220,285	17,171,216
Kinder Morgan, Inc.	1,015,954	15,158,034
Occidental Petroleum Corp.	511,547	34,585,693
		105,269,079
		118,198,371
Financials - 34.2%
Banks - 18.2%
Bank of America Corp.	4,557,559	76,703,718
CIT Group, Inc.	766,759	30,440,332
Citigroup, Inc.	1,373,415	71,074,226
JPMorgan Chase & Co.	1,224,938	80,882,656
Wells Fargo & Company	462,555	25,144,490
		284,245,422
Capital markets - 10.1%
AllianceBernstein Holding LP	1,552,299	37,022,331
Morgan Stanley	1,259,108	40,052,225
State Street Corp.	331,158	21,975,645
The Goldman Sachs Group, Inc.	324,470	58,479,228
		157,529,429
Consumer finance - 1.1%
Santander Consumer USA Holdings, Inc. (I)	1,162,432	18,424,547
Insurance - 4.8%
American International Group, Inc.	1,208,869	74,913,612
		535,113,010
Health care - 6.5%
Biotechnology - 1.4%
Amgen, Inc.	134,832	21,887,279
Health care equipment and supplies - 2.0%
Medtronic PLC	405,057	31,156,984
Pharmaceuticals - 3.1%
Merck & Company, Inc.	468,624	24,752,720
Novartis AG, ADR	276,133	23,758,483
		48,511,203
		101,555,466

Fundamental Large Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Industrials - 9.3%
Air freight and logistics - 1.4%
FedEx Corp.	142,624	$21,249,550
Electrical equipment - 1.3%
Sensata Technologies Holding NV (I)	452,900	20,860,574
Industrial conglomerates - 5.4%
Danaher Corp.	283,097	26,294,049
General Electric Company	1,886,524	58,765,223
		85,059,272
Trading companies and distributors - 1.2%
United Rentals, Inc. (I)	251,811	18,266,370
		145,435,766
Information technology - 12.2%
Communications equipment - 3.3%
Cisco Systems, Inc.	1,047,654	28,449,044
QUALCOMM, Inc.	467,786	23,382,283
		51,831,327
Internet software and services - 1.3%
eBay, Inc. (I)	737,269	20,260,152
Software - 3.0%
Microsoft Corp.	593,372	32,920,279
Oracle Corp.	371,660	13,576,740
		46,497,019
Technology hardware, storage and peripherals - 4.6%
Apple, Inc.	488,923	51,464,035
Samsung Electronics Company, Ltd.	19,180	20,457,040
		71,921,075
		190,509,573
Materials - 2.8%
Paper and forest products - 2.8%
Louisiana-Pacific Corp. (I)	2,418,616	43,559,274
TOTAL COMMON STOCKS (Cost $1,474,073,123)		$1,553,249,934

SHORT-TERM INVESTMENTS - 0.3%
Repurchase agreement - 0.3%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2015 at 0.320% to be
repurchased at $3,449,123 on 01/04/2016,
collateralized by $3,126,700 U.S. Treasury
Notes, 1.375% due 02/29/2020 (valued at
$3,101,776, including interest) and $343,600
U.S. Treasury Inflation Indexed Notes,
2.625% due 07/15/2017 (valued at
$416,348, including interest)	$3,449,000	$3,449,000
45

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Repurchase Agreement with State Street Corp.
dated 12/31/2015 at 0.030% to be
repurchased at $986,003 on 01/04/2016,
collateralized by $950,000 Federal National
Mortgage Association, 5.000% due
05/11/2017 (valued at $1,007,163,
including interest)	$986,000	$986,000
		4,435,000
TOTAL SHORT-TERM INVESTMENTS (Cost $4,435,000)		$4,435,000
Total Investments (Fundamental Large Cap Value Trust)
(Cost $1,478,508,123) - 99.7%		$1,557,684,934
Other assets and liabilities, net - 0.3%		5,040,817
TOTAL NET ASSETS - 100.0%		$1,562,725,751

Global Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.7%
Brazil - 0.4%
Petroleo Brasileiro SA, ADR (I)(L)	771,260	$2,622,284
Canada - 0.1%
Suncor Energy, Inc.	18,400	474,993
China - 0.5%
China Telecom Corp., Ltd., ADR	63,840	2,965,368
Denmark - 0.6%
FLSmidth & Company A/S (L)	97,678	3,393,822
France - 9.1%
AXA SA	324,265	8,860,126
BNP Paribas SA	157,428	8,906,903
Cie Generale des Etablissements Michelin	68,957	6,563,540
Credit Agricole SA	643,988	7,588,887
Sanofi	100,534	8,567,731
Technip SA	54,712	2,720,857
Total SA	214,886	9,633,690
		52,841,734
Germany - 5.3%
Deutsche Lufthansa AG (I)	688,266	10,840,980
Merck KGaA	67,262	6,512,399
METRO AG	192,410	6,129,701
Siemens AG	76,629	7,413,579
		30,896,659
Hong Kong - 1.5%
China Mobile, Ltd.	224,500	2,526,996
Kunlun Energy Company, Ltd.	6,808,940	6,045,727
		8,572,723
India - 0.6%
Hero MotorCorp, Ltd.	86,910	3,518,993
Ireland - 3.1%
CRH PLC	289,267	8,342,199
Medtronic PLC	125,770	9,674,228
		18,016,427
Israel - 2.0%
Teva Pharmaceutical Industries, Ltd., ADR	179,010	11,750,216

Global Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Italy - 2.1%
Eni SpA	361,942	$5,377,835
UniCredit SpA	1,258,062	6,955,474
		12,333,309
Japan - 4.0%
Konica Minolta, Inc.	384,810	3,853,942
Nissan Motor Company, Ltd.	796,000	8,334,711
SoftBank Group Corp.	138,100	6,969,963
Toshiba Corp. (I)	1,949,290	4,006,229
		23,164,845
Netherlands - 4.7%
Aegon NV	1,217,096	6,883,277
Akzo Nobel NV	81,497	5,445,550
ING Groep NV	481,206	6,510,769
QIAGEN NV (I)	149,915	4,063,346
Royal Dutch Shell PLC, A Shares	9,239	209,257
Royal Dutch Shell PLC, B Shares	180,226	4,107,543
		27,219,742
Portugal - 1.2%
Galp Energia SGPS SA	615,176	7,178,326
Russia - 0.9%
MMC Norilsk Nickel PJSC, ADR	408,519	5,186,149
Singapore - 1.9%
DBS Group Holdings, Ltd.	507,510	5,947,765
Singapore Telecommunications, Ltd.	1,855,100	4,870,884
		10,818,649
South Korea - 6.5%
Hyundai Motor Company	70,890	8,940,917
KB Financial Group, Inc., ADR (I)	237,588	6,621,578
POSCO	10,800	1,512,878
Samsung Electronics Company, Ltd.	19,240	20,521,043
		37,596,416
Spain - 1.3%
Telefonica SA	694,834	7,708,479
Sweden - 2.1%
Getinge AB, B Shares	361,144	9,460,261
Telefonaktiebolaget LM Ericsson, B Shares	303,737	2,928,421
		12,388,682
Switzerland - 5.1%
Credit Suisse Group AG (I)	438,145	9,438,504
Glencore PLC (I)	2,634,880	3,491,575
Roche Holding AG	39,302	10,890,915
Swiss Re AG	57,655	5,630,951
		29,451,945
Thailand - 0.2%
Bangkok Bank PCL NVDR	294,700	1,243,319
Turkey - 0.9%
Turkcell Iletisim Hizmetleri AS, ADR (L)	642,220	5,452,448
United Kingdom - 12.0%
BAE Systems PLC	940,874	6,927,241
BG Group PLC	158,190	2,293,110
BP PLC	1,190,978	6,189,174
GlaxoSmithKline PLC	457,446	9,238,562
HSBC Holdings PLC	1,196,039	9,456,610
Kingfisher PLC	1,127,605	5,461,569
Michael Kors Holdings, Ltd. (I)	127,010	5,088,021
Serco Group PLC (I)	1,898,002	2,641,183
Sky PLC	422,559	6,926,946
46

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Global Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Standard Chartered PLC	702,654	$5,830,062
Tesco PLC (I)	2,652,534	5,828,385
Vodafone Group PLC	1,318,475	4,275,533
		70,156,396
United States - 32.6%
Allergan PLC (I)	36,018	11,255,625
Alphabet, Inc., Class A (I)	11,580	9,009,356
American International Group, Inc.	176,470	10,935,846
Amgen, Inc.	83,090	13,488,000
Apache Corp.	142,880	6,353,874
Baker Hughes, Inc.	110,260	5,088,499
Capital One Financial Corp.	99,200	7,160,256
Chesapeake Energy Corp. (L)	815,470	3,669,615
Chevron Corp.	79,710	7,170,712
Cisco Systems, Inc.	306,850	8,332,512
Citigroup, Inc.	300,860	15,569,505
Comcast Corp.	156,620	8,838,067
Eli Lilly & Company	38,630	3,254,964
Flextronics International, Ltd. (I)	275,250	3,085,553
Gilead Sciences, Inc.	28,320	2,865,701
Halliburton Company	124,970	4,253,979
Hewlett Packard Enterprise Company	269,280	4,093,056
HP, Inc.	269,280	3,188,275
JPMorgan Chase & Co.	168,960	11,156,426
Microsoft Corp.	282,420	15,668,662
Morgan Stanley	150,680	4,793,131
Navistar International Corp. (I)(L)	227,630	2,012,249
News Corp., Class A	124,287	1,660,474
Oracle Corp.	123,510	4,511,820
SunTrust Banks, Inc.	194,480	8,331,523
Twenty-First Century Fox, Inc., Class A	249,780	6,784,025
United Parcel Service, Inc., Class B	76,130	7,325,990
		189,857,695
TOTAL COMMON STOCKS (Cost $595,749,663)		$574,809,619

SECURITIES LENDING COLLATERAL - 1.4%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	807,213	8,076,007
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,076,122)		$8,076,007

SHORT-TERM INVESTMENTS - 1.4%
U.S. Government Agency - 1.4%
Federal Agricultural Mortgage Corp.
0.040%, 01/04/2016*	$5,000,000	$5,000,000
Federal Home Loan Bank
0.030%, 01/04/2016*	3,000,000	3,000,000
		8,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,999,976)		$8,000,000
Total Investments (Global Trust) (Cost $611,825,761) - 101.5%		$590,885,626
Other assets and liabilities, net - (1.5%)		(8,494,374)
TOTAL NET ASSETS - 100.0%		$582,391,252

Health Sciences Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.1%
Consumer discretionary - 0.1%
Commercial services and supplies - 0.1%
RPI International Holdings LP (I)(R)	3,056	$354,197
Specialty retail - 0.0%
Jand, Inc., Class A (I)(R)	14,867	170,752
		524,949
Consumer staples - 2.5%
Food and staples retailing - 2.5%
CP ALL PCL	172,600	187,427
CVS Health Corp.	10,300	1,007,031
Raia Drogasil SA	17,900	160,172
Rite Aid Corp. (I)	457,800	3,589,152
Walgreens Boots Alliance, Inc.	49,600	4,223,688
		9,167,470
Financials - 0.3%
Insurance - 0.3%
ProAssurance Corp.	21,000	1,019,130
Health care - 92.3%
Biotechnology - 32.9%
AbbVie, Inc.	68,316	4,047,040
ACADIA Pharmaceuticals, Inc. (I)	59,200	2,110,480
Acceleron Pharma, Inc. (I)	25,000	1,219,000
Achillion Pharmaceuticals, Inc. (I)	55,600	599,924
Advanced Accelerator Applications SA (I)	31,595	467,027
Advanced Accelerator
Applications SA, ADR (I)	5,983	187,088
Advaxis, Inc. (I)	30,552	307,353
Agios Pharmaceuticals, Inc. (I)	1,300	84,396
Aimmune Therapeutics, Inc. (I)	6,200	114,390
Alexion Pharmaceuticals, Inc. (I)	87,500	16,690,625
Alkermes PLC (I)	83,400	6,620,292
Amicus Therapeutics, Inc. (I)	85,200	826,440
aTyr Pharma, Inc. (I)	11,924	117,213
Avexis, Inc., Class D (I)(R)	7,334	212,686
Axovant Sciences, Ltd. (I)	11,700	210,951
Baxalta, Inc.	144,000	5,620,320
Bellicum Pharmaceuticals, Inc. (I)	15,952	323,347
BioCryst Pharmaceuticals, Inc. (I)	8,900	91,848
Biogen, Inc. (I)	17,119	5,244,406
BioMarin Pharmaceutical, Inc. (I)	41,700	4,368,492
Bluebird Bio, Inc. (I)	19,400	1,245,868
Blueprint Medicines Corp. (I)	5,800	152,772
Celgene Corp. (I)	29,432	3,524,776
Clovis Oncology, Inc. (I)	17,100	598,500
CoLucid Pharmaceuticals, Inc. (I)	12,500	104,625
Dyax Corp. (I)	62,700	2,358,774
Editas Medicine, Inc. (I)(R)	23,787	107,042
Exelixis, Inc. (I)	282,200	1,591,608
FibroGen, Inc. (I)	13,400	408,298
Five Prime Therapeutics, Inc. (I)	6,500	269,750
Gilead Sciences, Inc.	98,192	9,936,048
Immune Design Corp. (I)	6,000	120,480
Incyte Corp. (I)	85,600	9,283,320
Inotek Pharmaceuticals Corp. (I)	15,100	171,083
Insmed, Inc. (I)	97,100	1,762,365
Intercept Pharmaceuticals, Inc. (I)	2,900	433,115
Ironwood Pharmaceuticals, Inc. (I)	66,800	774,212
Ligand Pharmaceuticals, Inc. (I)	4,400	477,048
Medgenics, Inc. (I)	16,200	97,524
Medivation, Inc. (I)	8,800	425,392
Momenta Pharmaceuticals, Inc. (I)	4,900	72,716
47

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Neurocrine Biosciences, Inc. (I)	109,000	$6,166,130
Novavax, Inc. (I)	238,300	1,999,337
Ophthotech Corp. (I)	17,200	1,350,716
Orexigen Therapeutics, Inc. (I)	131,500	226,180
Portola Pharmaceuticals, Inc. (I)	3,300	169,785
Prothena Corp. PLC (I)	38,848	2,645,937
Puma Biotechnology, Inc. (I)	22,687	1,778,661
Regeneron Pharmaceuticals, Inc. (I)	16,900	9,174,503
REGENXBIO, Inc. (I)	3,700	61,420
REGENXBIO, Inc. (I)	7,400	118,942
Retrophin, Inc. (I)	9,500	183,255
Seres Therapeutics, Inc. (I)	16,234	569,651
Spark Therapeutics, Inc. (I)	26,403	1,196,320
TESARO, Inc. (I)	38,385	2,008,303
Ultragenyx Pharmaceutical, Inc. (I)	12,281	1,377,683
Vertex Pharmaceuticals, Inc. (I)	62,604	7,877,461
Xencor, Inc. (I)	11,900	173,978
		120,456,896
Health care equipment and supplies - 9.0%
Align Technology, Inc. (I)	10,000	658,500
Becton, Dickinson and Company	57,900	8,921,811
DexCom, Inc. (I)	8,500	696,150
GenMark Diagnostics, Inc. (I)	24,000	186,240
GN Store Nord A/S	56,179	1,019,562
HeartWare International, Inc. (I)	2,200	110,880
IDEXX Laboratories, Inc. (I)	13,200	962,544
Intuitive Surgical, Inc. (I)	9,200	5,024,672
Lantheus Holdings, Inc. (I)	57,000	192,660
Medtronic PLC	73,993	5,691,542
Novocure, Ltd. (I)	21,304	458,494
Novocure, Ltd. (I)	6,800	152,048
Oxford Immunotec Global PLC (I)	8,300	95,450
Sirona Dental Systems, Inc. (I)	31,200	3,418,584
Teleflex, Inc.	5,900	775,555
The Cooper Companies, Inc.	12,335	1,655,357
West Pharmaceutical Services, Inc.	22,700	1,366,994
Wright Medical Group NV (I)	65,282	1,578,519
		32,965,562
Health care providers and services - 25.5%
Acadia Healthcare Company, Inc. (I)	26,000	1,623,960
Adeptus Health, Inc., Class A (I)	16,700	910,484
Aetna, Inc.	106,400	11,503,968
Anthem, Inc.	52,600	7,334,544
Centene Corp. (I)	34,400	2,263,864
Cigna Corp.	71,300	10,433,329
Community Health Systems, Inc. (I)	6,000	159,180
DaVita HealthCare Partners, Inc. (I)	74,800	5,214,308
Diplomat Pharmacy, Inc. (I)	31,200	1,067,664
Envision Healthcare Holdings, Inc. (I)	16,900	438,893
Fresenius SE & Company KGaA	10,458	744,946
HCA Holdings, Inc. (I)	82,900	5,606,527
Henry Schein, Inc. (I)	15,500	2,451,945
Humana, Inc.	69,900	12,477,849
McKesson Corp.	45,800	9,033,134
Mediclinic International, Ltd.	44,399	341,514
MEDNAX, Inc. (I)	19,400	1,390,204
Team Health Holdings, Inc. (I)	19,800	869,022
UnitedHealth Group, Inc.	114,600	13,481,544
Universal American Corp.	21,500	150,500
Universal Health Services, Inc., Class B	30,250	3,614,573
WellCare Health Plans, Inc. (I)	25,900	2,025,639
		93,137,591

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care technology - 0.7%
athenahealth, Inc. (I)	17,100	$2,752,587
Life sciences tools and services - 4.7%
Agilent Technologies, Inc.	112,500	4,703,625
Bruker Corp. (I)	37,500	910,125
Illumina, Inc. (I)	2,950	566,238
Mettler-Toledo International, Inc. (I)	3,000	1,017,390
Thermo Fisher Scientific, Inc.	69,900	9,915,315
		17,112,693
Pharmaceuticals - 19.5%
Allergan PLC (I)	69,640	21,762,499
Astellas Pharma, Inc.	109,100	1,553,121
Bristol-Myers Squibb Company	116,900	8,041,551
Carbylan Therapeutics, Inc. (I)	33,300	120,546
Catalent, Inc. (I)	58,800	1,471,764
Chugai Pharmaceutical Company, Ltd.	54,400	1,896,200
Eli Lilly & Company	92,400	7,785,624
Endo International PLC (I)	18,300	1,120,326
GlaxoSmithKline PLC, ADR	31,100	1,254,885
Jazz Pharmaceuticals PLC (I)	5,700	801,192
Mallinckrodt PLC (I)	100,396	7,492,553
Natco Pharma, Ltd.	17,865	157,753
Pacira Pharmaceuticals, Inc. (I)	25,200	1,935,108
Pfizer, Inc.	22,300	719,844
Shire PLC, ADR	10,200	2,091,000
Takeda Pharmaceutical Company, Ltd.	10,800	538,482
Teva Pharmaceutical Industries, Ltd., ADR	67,000	4,397,880
TherapeuticsMD, Inc. (I)	113,700	1,179,069
Valeant Pharmaceuticals International, Inc. (I)	59,480	6,046,142
Zeneca, Inc. (I)	13,151	8,088
Zoetis, Inc.	17,300	829,016
		71,202,643
		337,627,972
Industrials - 0.4%
Professional services - 0.4%
The Advisory Board Company (I)	27,000	1,339,470
Information technology - 0.5%
Electronic equipment, instruments and components - 0.5%
FEI Company	23,500	1,875,065
TOTAL COMMON STOCKS (Cost $263,122,134)		$351,554,056

PREFERRED SECURITIES - 1.1%
Consumer discretionary - 0.1%
Specialty retail - 0.1%
Jand, Inc., Series D (I)(R)	33,198	381,289
Health care - 0.9%
Biotechnology - 0.3%
Acerta Pharma BV, Series B (I)(R)	47,538	1,078,162
Ovid Therapeutics, Inc., Series B (I)(R)	13,746	85,638
Health care providers and services - 0.2%
Anthem, Inc., 5.250%	11,600	534,180
Audentes Therapeutics, Inc., Series C (I)(R)	15,628	105,311
Pharmaceuticals - 0.4%
Allergan PLC, 5.500%	1,265	1,303,178
Beigene, Ltd., Series A (I)(R)	93,429	109,312
Corvus Pharmaceuticals (I)(R)	7,602	106,504
		3,322,285
48

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Information technology - 0.1%
Software - 0.1%
Doximity, Inc. (I)(R)	31,611	$152,390
TOTAL PREFERRED SECURITIES (Cost $3,326,189)		$3,855,964

CONVERTIBLE BONDS - 0.1%
Health care - 0.1%
Biotechnology - 0.1%
Ironwood Pharmaceuticals, Inc.
2.250%, 06/15/2022 (S)	$541,000	$503,806
TOTAL CONVERTIBLE BONDS (Cost $541,000)		$503,806

RIGHTS - 0.0%
Wright Medical Group NV (Expiration
Date: 01/02/2024) (I)(N)	3,500	3,535
TOTAL RIGHTS (Cost $8,750)		$3,535

WARRANTS - 0.0%
Alexza Pharmaceuticals, Inc. (Expiration Date:
10/05/2016; Strike Price $2.77) (I)	1,413	0
EnteroMedics, Inc. (Expiration Date:
06/13/2016; Strike Price $2.19) (I)	30,600	4
EnteroMedics, Inc. (Expiration Date:
09/28/2016; Strike Price $1.90) (I)	4,120	1
TOTAL WARRANTS (Cost $1,766)		$5

SHORT-TERM INVESTMENTS - 4.4%
Money market funds - 4.4%
State Street Institutional U.S. Government
Money Market Fund, 0.0891% (Y)	7,590,734	$7,590,734
T. Rowe Price Reserve Investment
Fund, 0.2195% (Y)	8,352,926	8,352,926
		15,943,660
TOTAL SHORT-TERM INVESTMENTS (Cost $15,943,660)		$15,943,660
Total Investments (Health Sciences Trust)
(Cost $282,943,499) - 101.7%		$371,861,026
Other assets and liabilities, net - (1.7%)		(6,146,094)
TOTAL NET ASSETS - 100.0%		$365,714,932

International Core Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 95.3%
Australia - 3.4%
Abacus Property Group	46,834	$108,605
Adelaide Brighton, Ltd.	117,113	402,623
ASX, Ltd.	8,510	261,814
Australia & New Zealand Banking Group, Ltd.	117,224	2,365,551
BT Investment Management, Ltd.	16,267	151,286
BWP Trust	8,502	19,472
Challenger, Ltd.	37,644	237,246
Charter Hall Group	5,626	18,481
Charter Hall Retail REIT	25,194	76,101
Commonwealth Bank of Australia	17,357	1,073,085
Cromwell Property Group	20,550	15,661
Fairfax Media, Ltd.	596,615	396,812

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Genworth Mortgage Insurance Australia, Ltd.	12,831	$25,573
Insurance Australia Group, Ltd.	144,541	580,477
Investa Office Fund	7,761	22,466
IOOF Holdings, Ltd.	11,210	77,187
Lend Lease Group	29,594	305,337
Macquarie Group, Ltd.	18,447	1,103,552
Magellan Financial Group, Ltd.	1,946	38,249
National Australia Bank, Ltd.	79,730	1,739,850
Nine Entertainment Company Holdings, Ltd.	13,769	18,965
OZ Minerals, Ltd.	102,609	299,977
Perpetual, Ltd.	2,025	68,165
Premier Investments, Ltd.	1,319	13,542
Scentre Group	824,441	2,500,645
Seven West Media, Ltd.	30,332	16,986
Shopping Centres Australasia Property Group	94,379	145,632
South32, Ltd. (I)	254,517	195,520
Stockland	158,411	470,240
Suncorp Group, Ltd.	56,912	499,686
Telstra Corp., Ltd.	443,058	1,800,449
The Star Entertainment Group, Ltd.	57,610	211,396
Westfield Corp.	164,250	1,130,024
Westpac Banking Corp.	116,747	2,829,915
Woodside Petroleum, Ltd.	42,095	877,004
WorleyParsons, Ltd.	20,074	67,339
		20,164,913
Austria - 0.4%
Oesterreichische Post AG	8,626	314,905
OMVAG	33,257	944,013
voestalpine AG	37,416	1,144,494
		2,403,412
Belgium - 0.9%
Ageas	13,276	616,194
AGFA-Gevaert NV (I)	51,868	295,152
bpost SA	26,587	652,379
Delhaize Group	31,538	3,069,502
Gimv NV	5,283	266,129
Mobistar SA (I)	801	19,423
Proximus	1,983	64,529
Umicore SA	5,039	211,318
		5,194,626
Canada - 4.8%
Air Canada (I)	30,200	222,839
Bank of Montreal	18,600	1,049,569
BCE, Inc.	32,000	1,236,337
Canadian Imperial Bank of Commerce (L)	11,400	751,294
Canadian Natural Resources, Ltd.	1,000	21,840
Canadian Tire Corp., Ltd., Class A	3,500	298,880
Cenovus Energy, Inc.	4,000	50,589
Cogeco Cable, Inc.	600	26,785
Corus Entertainment, Inc., B Shares	2,200	17,171
Empire Company, Ltd.	2,900	53,947
Fairfax Financial Holdings, Ltd.	700	332,324
IGM Financial, Inc.	2,100	53,634
Intact Financial Corp.	4,400	281,992
Laurentian Bank of Canada	600	20,944
Linamar Corp.	3,900	210,629
Magna International, Inc.	40,800	1,654,763
Metro, Inc.	82,900	2,320,984
National Bank of Canada	10,000	291,320
Pacific Exploration
and Production Corp. (I)(L)	66,600	82,305
49

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Power Corp. of Canada	15,500	$324,182
Power Financial Corp.	8,600	197,706
RONA, Inc.	1,400	12,495
Royal Bank of Canada	35,000	1,875,587
Sun Life Financial, Inc.	80,600	2,513,471
Suncor Energy, Inc.	202,000	5,214,599
The Bank of Nova Scotia	7,400	299,326
The Toronto-Dominion Bank	39,600	1,552,290
Transcontinental, Inc., Class A (L)	24,100	300,619
Valeant Pharmaceuticals International, Inc. (I)	70,774	7,194,177
		28,462,598
China - 0.1%
Yangzijiang Shipbuilding Holdings, Ltd.	564,600	436,199
Denmark - 0.7%
AP Moeller - Maersk A/S, Class B	1,007	1,313,435
Carlsberg A/S, B Shares	9,629	853,049
Novo Nordisk A/S, B Shares	290	16,790
Pandora A/S	8,232	1,037,922
Schouw & Company A/S	3,796	213,053
Sydbank A/S	923	29,637
TDC A/S	61,529	306,356
Tryg A/S	1,711	34,000
Vestas Wind Systems A/S	5,139	358,902
		4,163,144
Faroe Islands - 0.1%
Bakkafrost P/F	12,009	353,792
Finland - 1.0%
Fortum OYJ	58,279	878,062
Metso OYJ	13,588	304,375
Neste OYJ	36,037	1,075,563
Sampo OYJ, A Shares	15,977	811,352
Sponda OYJ	37,136	157,740
Stora Enso OYJ, R Shares	31,555	285,326
Tieto OYJ	22,214	593,440
UPM-Kymmene OYJ	86,285	1,601,917
		5,707,775
France - 12.8%
AXA SA	474,905	12,976,171
BNP Paribas SA	79,298	4,486,493
Carrefour SA	21,482	619,965
Casino Guichard Perrachon SA	10,239	470,389
Christian Dior SE	15,661	2,660,229
Cie de Saint-Gobain	28,776	1,247,023
Cie Generale des Etablissements Michelin	34,190	3,254,310
CNP Assurances	2,793	37,676
Credit Agricole SA	80,635	950,219
Electricite de France SA	14,167	208,645
Engie SA	169,492	3,002,265
Hermes International	578	195,379
LVMH Moet Hennessy Louis Vuitton SE	11,269	1,770,034
Mercialys SA	865	17,503
Metropole Television SA	14,228	244,669
Nexity SA	524	23,211
Orange SA	183,608	3,070,994
Peugeot SA (I)	1,033	18,107
Rallye SA (L)	11,281	175,292
Renault SA	25,620	2,564,460
Rexel SA	52,483	698,855
Sanofi	35,127	2,993,601
Schneider Electric SE	49,150	2,791,929
SCOR SE	36,246	1,356,251

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
France (continued)
Societe BIC SA	1,639	$269,707
Societe Generale SA	56,761	2,615,683
Suez Environnement Company	35,517	664,290
Total SA	445,252	19,961,374
Valeo SA	10,476	1,615,143
Veolia Environnement SA	4,871	115,569
Vivendi SA	223,271	4,795,228
		75,870,664
Germany - 11.2%
ADVA Optical Networking SE (I)	18,434	222,584
Allianz SE	52,958	9,335,382
Alstria Office REIT AG	2,231	29,721
Amadeus Fire AG	2,163	176,358
BASF SE	180,588	13,756,917
Bayerische Motoren Werke AG	68,339	7,199,655
Daimler AG	167,577	14,001,805
Deutsche EuroShop AG	1,862	81,564
Deutsche Lufthansa AG (I)	54,931	865,226
Deutsche Telekom AG	290,686	5,220,937
Fresenius Medical Care AG &
Company KGaA	10,574	888,586
Hannover Rueck SE	14,799	1,689,900
HeidelbergCement AG	11,626	947,496
K+S AG	2,115	53,914
LEG Immobilien AG (I)	2,918	237,820
Leoni AG	13,392	526,376
METRO AG	37,586	1,197,396
Muenchener Rueckversicherungs-
Gesellschaft AG	21,368	4,257,322
ProSiebenSat.1 Media SE	39,230	1,979,216
Rheinmetall AG	2,710	180,140
Siemens AG	30,433	2,944,283
Software AG	8,781	250,275
Volkswagen AG	4,317	663,383
		66,706,256
Hong Kong - 3.1%
BOC Hong Kong Holdings, Ltd.	537,500	1,635,624
Champion REIT	904,000	451,261
CK Hutchison Holdings, Ltd.	165,672	2,226,951
CST Mining Group, Ltd. (I)	2,968,000	34,645
Dah Sing Banking Group, Ltd.	72,400	127,595
Dah Sing Financial Holdings, Ltd.	23,600	117,456
First Pacific Company, Ltd.	26,000	17,223
Giordano International, Ltd.	372,000	173,758
Hang Lung Properties, Ltd.	123,000	278,701
Hang Seng Bank, Ltd.	46,600	883,226
Henderson Land Development Company, Ltd.	96,000	585,601
Hongkong Land Holdings, Ltd.	211,700	1,478,256
Hysan Development Company, Ltd.	163,000	665,963
Kerry Properties, Ltd.	206,000	560,602
Luk Fook Holdings International, Ltd.	59,000	124,624
New World Development Company, Ltd.	371,000	364,299
Pacific Textiles Holdings, Ltd.	139,000	214,082
Power Assets Holdings, Ltd.	31,000	284,194
Shun Tak Holdings, Ltd.	278,000	104,366
SJM Holdings, Ltd.	425,000	301,174
SmarTone Telecommunications Holdings, Ltd.	93,500	141,505
Sun Hung Kai Properties, Ltd.	168,802	2,028,930
Swire Pacific, Ltd., Class A	99,000	1,105,842
Swire Properties, Ltd.	51,000	146,642
Television Broadcasts, Ltd.	38,200	156,965
Texwinca Holdings, Ltd.	112,000	116,806
50

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
The Bank of East Asia, Ltd.	67,600	$250,761
The Link REIT	286,500	1,708,079
The Wharf Holdings, Ltd.	235,000	1,295,668
Wheelock & Company, Ltd.	210,000	881,199
Xinyi Glass Holdings, Ltd.	384,000	224,384
		18,686,382
Ireland - 0.0%
CRH PLC	598	17,246
Israel - 0.4%
Bank Hapoalim BM	9,693	50,035
Bank Leumi Le-Israel BM (I)	349,268	1,211,022
Check Point Software Technologies, Ltd. (I)	5,500	447,590
Israel Discount Bank, Ltd., Class A (I)	295,331	535,581
Mizrahi Tefahot Bank, Ltd.	6,471	77,287
		2,321,515
Italy - 2.7%
A2A SpA	254,043	343,990
ASTM SpA	16,066	201,351
Banca Mediolanum SpA	38,796	308,203
Enel SpA	808,376	3,389,785
Engineering SpA	2,073	134,854
Eni SpA	360,381	5,354,641
EXOR SpA	8,658	392,960
Finmeccanica SpA (I)	42,884	596,273
Industria Macchine Automatiche SpA	1,196	62,082
Italmobiliare SpA	5,767	186,599
MARR SpA	12,233	252,757
Reply SpA	1,518	206,974
Snam SpA	113,858	594,221
Societa Cattolica di Assicurazioni SCRL	33,689	266,812
Telecom Italia SpA (I)	1,088,072	1,378,937
Telecom Italia SpA	2,071,730	2,126,285
Unipol Gruppo Finanziario SpA	25,632	131,841
		15,928,565
Japan - 24.4%
Adastria Company, Ltd.	1,300	72,745
Aeon Company, Ltd.	47,300	728,780
Aisin Seiki Company, Ltd.	23,900	1,028,618
AOKI Holdings, Inc.	13,700	178,721
Aoyama Trading Company, Ltd.	10,500	404,522
Asahi Glass Company, Ltd.	81,000	464,037
Autobacs Seven Company, Ltd.	8,300	151,280
Bridgestone Corp.	34,800	1,193,689
Calsonic Kansei Corp.	45,000	396,723
Canon Marketing Japan, Inc.	1,700	26,584
Canon, Inc.	118,300	3,578,579
Central Japan Railway Company	11,800	2,094,901
Century Tokyo Leasing Corp.	5,200	185,752
Coca-Cola West Company, Ltd.	14,400	291,469
Cosmo Energy Holdings Company, Ltd. (I)	13,700	183,992
Credit Saison Company, Ltd.	5,600	110,332
CyberAgent, Inc.	9,200	379,063
Daihatsu Motor Company, Ltd.	20,400	275,197
Daiichi Sankyo Company, Ltd.	14,500	299,276
Daiichikosho Company, Ltd.	6,200	246,022
Daito Trust Construction Company, Ltd.	9,000	1,039,594
Daiwa House Industry Company, Ltd.	25,000	718,659
Daiwabo Holdings Company, Ltd.	56,000	111,736
DCM Holdings Company, Ltd.	21,000	152,307
DeNA Company, Ltd.	65,300	1,021,053
Denka Company, Ltd.	95,000	420,951

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Exedy Corp.	3,200	$77,339
FamilyMart Company, Ltd.	3,800	176,833
Fuji Heavy Industries, Ltd.	39,884	1,643,072
FUJIFILM Holdings Corp.	89,100	3,718,366
Fukuoka Financial Group, Inc.	44,000	218,179
Fuyo General Lease Company, Ltd.	2,700	127,150
Gree, Inc. (L)	204,900	972,879
Hanwa Company, Ltd.	127,000	548,426
Haseko Corp.	102,300	1,131,067
Hitachi Capital Corp.	2,300	61,796
Hokuhoku Financial Group, Inc.	31,000	63,195
Honda Motor Company, Ltd.	102,100	3,263,273
Horiba, Ltd.	7,400	285,736
Hoya Corp.	18,800	768,781
Inaba Denki Sangyo Company, Ltd.	5,300	169,341
Inpex Corp.	187,800	1,830,846
Isuzu Motors, Ltd.	18,600	200,371
ITOCHU Corp.	438,600	5,187,958
Itochu Enex Company, Ltd.	7,900	60,436
Jafco Company, Ltd.	2,400	93,560
Japan Airlines Company, Ltd.	34,100	1,220,538
JFE Holdings, Inc.	34,600	543,303
JX Holdings, Inc.	194,200	815,073
Kanematsu Corp.	158,000	265,810
Kato Sangyo Company, Ltd.	2,700	62,467
Kawasaki Kisen Kaisha, Ltd.	297,000	635,815
KDDI Corp.	412,970	10,724,912
Keihin Corp.	8,500	149,042
Keyence Corp.	1,300	714,487
Kinden Corp.	5,000	63,755
Kobe Steel, Ltd.	338,000	367,242
Koito Manufacturing Company, Ltd.	4,200	172,231
Kokuyo Company, Ltd.	19,500	210,844
Kuraray Company, Ltd.	8,000	96,902
Marubeni Corp.	497,376	2,557,058
Marui Group Company, Ltd.	7,200	117,163
Medipal Holdings Corp.	46,100	785,728
Mitsuba Corp.	2,100	32,466
Mitsubishi Chemical Holdings Corp.	157,700	1,000,562
Mitsubishi Corp.	195,705	3,255,185
Mitsubishi Electric Corp.	108,000	1,133,659
Mitsubishi UFJ Financial Group, Inc.	1,405,300	8,704,778
Mitsubishi UFJ Lease & Finance Company, Ltd.	38,000	195,557
Mitsui & Company, Ltd.	367,700	4,369,026
Mitsui Mining & Smelting Company, Ltd.	121,000	224,372
Mizuho Financial Group, Inc.	1,194,400	2,388,800
MS&AD Insurance Group Holdings, Inc.	8,500	249,260
NHK Spring Company, Ltd.	25,200	252,662
Nichiha Corp.	9,900	149,292
Nippon Flour Mills Company, Ltd.	16,000	114,785
Nippon Steel & Sumikin Bussan Corp.	54,000	184,448
Nippon Steel & Sumitomo Metal Corp.	26,800	530,167
Nippon Telegraph & Telephone Corp.	249,000	9,909,731
Nippon Yusen KK	191,000	462,925
Nissan Chemical Industries, Ltd.	9,500	215,661
Nissan Motor Company, Ltd.	582,100	6,095,019
Nissin Kogyo Company, Ltd.	1,700	24,659
Nitori Holdings Company, Ltd.	15,300	1,284,923
Nittetsu Mining Company, Ltd.	22,000	96,303
NOK Corp.	9,000	210,248
Nomura Holdings, Inc.	138,500	771,453
North Pacific Bank, Ltd.	19,300	66,620
51

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
NTT DOCOMO, Inc.	225,400	$4,623,315
Okasan Securities Group, Inc.	3,000	17,081
Onward Holdings Company, Ltd.	19,000	116,829
Open House Company, Ltd.	1,600	30,725
ORIX Corp.	55,500	778,580
Otsuka Holdings Company, Ltd.	66,600	2,366,227
PanaHome Corp.	14,000	105,767
Panasonic Corp.	63,100	639,677
Relo Holdings, Inc.	200	24,141
Resona Holdings, Inc.	182,100	884,321
Ricoh Company, Ltd.	85,400	879,347
Ryohin Keikaku Company, Ltd.	5,100	1,032,808
Sanwa Holdings Corp.	20,800	164,507
Sanyo Shokai, Ltd.	45,000	107,365
Seiko Epson Corp.	39,200	603,647
Sekisui Chemical Company, Ltd.	71,100	928,301
Sekisui House, Ltd.	87,000	1,462,797
Senshu Ikeda Holdings, Inc.	5,300	21,849
Shimachu Company, Ltd.	1,000	22,745
Shimamura Company, Ltd.	800	93,687
Showa Denko KK	167,000	195,598
SKY Perfect JSAT Holdings, Inc.	3,700	20,802
SMC Corp.	2,900	753,228
Sojitz Corp.	932,700	1,957,346
Sumitomo Corp.	300,400	3,062,677
Sumitomo Forestry Company, Ltd.	27,000	364,314
Sumitomo Heavy Industries, Ltd.	59,000	264,489
Sumitomo Metal Mining Company, Ltd.	78,000	946,836
Sumitomo Mitsui Financial Group, Inc.	218,900	8,261,516
Sumitomo Mitsui Trust Holdings, Inc.	105,000	397,670
Suzuken Company, Ltd.	10,300	391,422
T&D Holdings, Inc.	16,300	215,055
T-Gaia Corp.	6,800	77,372
Takeda Pharmaceutical Company, Ltd.	26,311	1,311,852
The 77 Bank, Ltd.	5,000	26,919
The Bank of Yokohama, Ltd.	58,000	355,517
The Chiba Bank, Ltd.	36,000	255,464
The Daishi Bank, Ltd.	18,000	79,410
The Hachijuni Bank, Ltd.	5,000	30,600
The Hiroshima Bank, Ltd.	6,000	34,103
The Joyo Bank, Ltd.	12,000	56,746
The Juroku Bank, Ltd.	3,000	11,870
The Keiyo Bank, Ltd.	2,000	9,471
The Musashino Bank, Ltd.	300	10,941
The Ogaki Kyoritsu Bank, Ltd.	38,000	153,206
The San-In Godo Bank, Ltd.	2,000	16,266
The Yokohama Rubber Company, Ltd.	20,500	314,835
Toei Company, Ltd.	8,000	78,312
Toho Holdings Company, Ltd.	17,200	418,092
Tokai Rika Company, Ltd.	11,500	283,046
Tokai Tokyo Financial Holdings, Inc.	5,500	33,405
Tokio Marine Holdings, Inc.	12,500	482,808
Tokyo Broadcasting System Holdings, Inc.	2,200	34,833
Tokyo Electric Power Company, Inc. (I)	132,300	761,817
Tokyo Gas Company, Ltd.	46,000	216,144
Topre Corp.	600	13,762
Tosoh Corp.	153,000	787,034
Toyo Tire & Rubber Company, Ltd.	5,300	104,589
Toyoda Gosei Company, Ltd.	1,800	40,890
Toyota Motor Corp.	41,100	2,530,898
Toyota Tsusho Corp.	77,000	1,801,246
TPR Company, Ltd.	5,300	149,069
TS Tech Company, Ltd.	12,900	333,637

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
UKC Holdings Corp.	5,300	$118,991
Unipres Corp.	800	18,073
UNY Group Holdings Company, Ltd.	128,800	809,358
Wacoal Holdings Corp.	13,000	155,461
West Japan Railway Company	13,800	953,898
Yamada Denki Company, Ltd.	403,200	1,741,634
Yamaguchi Financial Group, Inc.	11,000	130,319
Yamaha Motor Company, Ltd.	4,900	109,835
Yuasa Trading Company, Ltd.	6,100	150,691
Zeon Corp.	29,000	233,332
		144,748,532
Luxembourg - 0.1%
ArcelorMittal (L)	65,410	281,362
Grand City Properties SA	1,375	31,783
		313,145
Malta - 0.0%
BGP Holdings PLC (I)	2,126,418	117,856
Netherlands - 3.2%
Aegon NV	125,793	711,421
Boskalis Westminster NV	10,452	426,362
Corbion NV	13,120	317,657
Delta Lloyd NV	38,532	227,145
Heineken NV	9,517	811,014
ING Groep NV	274,818	3,718,317
Koninklijke Ahold NV	186,743	3,939,074
Koninklijke DSM NV	11,178	560,529
PostNL NV (I)	134,668	510,790
Royal Dutch Shell PLC, A Shares	138,920	3,146,440
Royal Dutch Shell PLC, B Shares	122,182	2,784,658
TomTom NV (I)	28,016	352,220
Wolters Kluwer NV	38,883	1,305,835
		18,811,462
New Zealand - 0.2%
Air New Zealand, Ltd.	185,568	374,266
Chorus, Ltd. (I)	41,203	109,963
Nuplex Industries, Ltd.	71,707	232,713
SKY Network Television, Ltd.	91,194	285,670
		1,002,612
Norway - 1.3%
DNB ASA	49,317	607,646
Orkla ASA	14,192	111,960
Statoil ASA (L)	167,500	2,336,085
Storebrand ASA (I)	95,191	372,804
Telenor ASA	119,849	1,997,712
Yara International ASA	56,122	2,413,710
		7,839,917
Portugal - 0.1%
CTT-Correios de Portugal SA	45,069	433,153
EDP - Energias de Portugal SA	17,730	63,888
		497,041
Singapore - 0.1%
Mapletree Greater China Commercial Trust	403,600	259,831
Mapletree Industrial Trust	171,100	183,252
Mapletree Logistics Trust	19,000	13,239
Oversea-Chinese Banking Corp., Ltd.	25,400	157,034
Suntec Real Estate Investment Trust	27,700	30,167
UOL Group, Ltd.	50,800	222,639
		866,162
52

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Spain - 2.4%
ACS Actividades de Construccion y Servicios SA	22,153	$648,145
Enagas SA	27,264	769,065
Endesa SA	44,980	903,637
Ferrovial SA	17,071	386,032
Gas Natural SDG SA	51,930	1,058,975
Iberdrola SA	632,953	4,487,010
Mapfre SA	132,051	330,547
Red Electrica Corp. SA	8,887	742,332
Repsol SA	153,704	1,692,178
Telefonica SA	315,695	3,502,316
		14,520,237
Sweden - 2.2%
Axfood AB	3,919	67,878
Bilia AB, A Shares	10,180	230,302
Fabege AB	2,067	34,152
Fastighets AB Balder, B Shares (I)	3,922	96,555
Hufvudstaden AB, A Shares	1,592	22,505
Industrivarden AB, C Shares (I)	5,621	96,164
Investor AB, B Shares	34,441	1,265,713
NCC AB, B Shares	22,235	689,799
Sandvik AB	127,275	1,109,457
Securitas AB, B Shares	26,270	401,693
Skanska AB, B Shares	42,445	823,162
SKF AB, B Shares	18,609	300,560
Tele2 AB, B Shares	30,702	306,175
Telefonaktiebolaget LM Ericsson, B Shares	400,082	3,857,313
TeliaSonera AB	484,447	2,405,708
Volvo AB, B Shares	129,935	1,204,830
Wihlborgs Fastigheter AB	6,570	132,489
		13,044,455
Switzerland - 3.4%
ABB, Ltd.	115,384	2,059,329
Autoneum Holding AG (I)	646	130,075
Helvetia Holding AG	261	147,024
LafargeHolcim, Ltd. (I)	19,693	986,124
Nestle SA	38,948	2,891,315
Swiss Life Holding AG (I)	2,283	614,926
Swiss Re AG	79,895	7,803,049
Swisscom AG	2,464	1,232,996
The Swatch Group AG	3,816	1,325,163
Vontobel Holding AG	1,737	82,175
Zurich Insurance Group AG	12,214	3,137,777
		20,409,953
United Kingdom - 16.3%
AstraZeneca PLC	269,085	18,176,087
Aviva PLC	90,779	689,060
BAE Systems PLC	230,129	1,694,338
Balfour Beatty PLC (I)	53,711	213,931
Berkeley Group Holdings PLC	26,182	1,423,354
BG Group PLC	1,474	21,367
BP PLC	2,520,708	13,099,405
British American Tobacco PLC	108,557	6,028,644
BT Group PLC	148,114	1,028,447
Carillion PLC (L)	34,642	154,720
Centrica PLC	1,174,153	3,770,196
Compass Group PLC	128,276	2,222,808
Dart Group PLC	8,439	72,807
Direct Line Insurance Group PLC	103,535	620,604
EnQuest PLC (I)	292,516	82,165
Fiat Chrysler Automobiles NV	2,781	38,622

International Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
GlaxoSmithKline PLC	755,288	$15,253,767
Home Retail Group PLC	343,526	503,252
Imperial Tobacco Group PLC	14,988	791,636
Inchcape PLC	90,959	1,049,462
J Sainsbury PLC	198,851	757,270
Jupiter Fund Management PLC	45,699	303,709
Kingfisher PLC	301,843	1,461,980
Marks & Spencer Group PLC	245,609	1,635,323
Next PLC	3,437	369,036
Pearson PLC	112,222	1,213,178
Persimmon PLC	77,470	2,311,203
Prudential PLC	653	14,712
Reckitt Benckiser Group PLC	67,138	6,212,070
Royal Mail PLC	94,848	621,247
Smiths Group PLC	18,773	259,612
SSE PLC	42,651	957,681
Tesco PLC (I)	867,781	1,906,766
Unilever NV	26,491	1,153,908
Unilever PLC	2,044	87,672
Vodafone Group PLC	1,876,725	6,085,818
WH Smith PLC	30,869	802,103
WM Morrison Supermarkets PLC	745,935	1,625,312
WPP PLC	98,997	2,277,121
		96,990,393
TOTAL COMMON STOCKS (Cost $597,025,764)		$565,578,852

PREFERRED SECURITIES - 0.8%
Germany - 0.8%
Porsche Automobil Holding SE	50,983	2,743,788
Volkswagen AG	14,765	2,131,773
		4,875,561
TOTAL PREFERRED SECURITIES (Cost $7,148,560)		$4,875,561

SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral Trust, 0.3070% (W)(Y)	419,194	4,193,948
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,193,936)		$4,193,948

SHORT-TERM INVESTMENTS - 3.6%
Money market funds - 1.1%
JPMorgan U.S. Treasury Plus Money Market Fund, 0.0700% (Y)	6,122,155	$6,122,155
U.S. Government - 2.5%
U.S. Treasury Bill, 0.209%, 04/21/2016 *	$12,000,000	$11,992,536
U.S. Treasury Bill, 0.511%, 06/23/2016 *	3,000,000	2,993,331
		14,985,867
TOTAL SHORT-TERM INVESTMENTS (Cost $21,105,813)		$21,108,022
Total Investments (International Core Trust)
(Cost $629,474,073) - 100.4%		$595,756,383
Other assets and liabilities, net - (0.4%)		(2,263,296)
TOTAL NET ASSETS - 100.0%		$593,493,087
53

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.5%
Australia - 5.1%
AGL Energy, Ltd.	22,581	$295,475
Alumina, Ltd.	102,919	85,890
Amcor, Ltd.	39,713	385,820
AMP, Ltd.	98,917	416,784
APA Group	35,920	226,021
Aristocrat Leisure, Ltd.	18,777	138,647
Asciano, Ltd.	21,745	138,248
ASX, Ltd.	6,730	207,052
Aurizon Holdings, Ltd.	67,567	214,498
AusNet Services	91,457	98,458
Australia & New Zealand Banking Group, Ltd.	95,626	1,929,709
Bank of Queensland, Ltd.	14,591	147,188
Bendigo & Adelaide Bank, Ltd.	17,738	153,431
BHP Billiton PLC	74,597	831,897
BHP Billiton, Ltd.	112,851	1,452,340
Boral, Ltd.	30,626	130,943
Brambles, Ltd.	59,047	494,512
Caltex Australia, Ltd.	9,411	257,237
Challenger, Ltd.	19,540	123,148
CIMIC Group, Ltd.	3,702	64,940
Coca-Cola Amatil, Ltd.	25,389	171,196
Cochlear, Ltd.	2,020	139,787
Commonwealth Bank of Australia	58,936	3,643,680
Computershare, Ltd.	16,916	142,340
Crown Resorts, Ltd.	14,609	132,039
CSL, Ltd.	16,048	1,223,492
Dexus Property Group	30,665	166,332
Duet Group	79,613	131,851
Flight Centre Travel Group, Ltd.	2,493	71,900
Fortescue Metals Group, Ltd. (L)	50,633	68,139
Goodman Group	64,745	293,388
Harvey Norman Holdings, Ltd.	15,848	47,907
Healthscope, Ltd.	38,676	74,530
Iluka Resources, Ltd.	17,126	75,755
Incitec Pivot, Ltd.	67,588	193,128
Insurance Australia Group, Ltd.	87,472	351,288
Lend Lease Group	20,344	209,900
Macquarie Group, Ltd.	9,924	593,682
Medibank Pvt, Ltd.	94,782	147,794
Mirvac Group	125,759	180,029
National Australia Bank, Ltd.	91,835	2,004,003
Newcrest Mining, Ltd. (I)	29,796	281,936
Oil Search, Ltd.	47,003	228,780
Orica, Ltd.	13,519	151,463
Origin Energy, Ltd.	66,977	226,565
Qantas Airways, Ltd. (I)	11,580	34,324
QBE Insurance Group, Ltd.	44,109	401,178
Ramsay Health Care, Ltd.	4,156	204,359
Rea Group, Ltd.	2,460	97,878
Santos, Ltd.	55,066	146,666
Scentre Group	188,799	572,654
SEEK, Ltd.	11,910	132,560
Sonic Healthcare, Ltd.	13,958	180,716
South32, Ltd. (I)	74,597	57,411
South32, Ltd. (I)	112,851	86,692
Stockland	89,960	267,044
Suncorp Group, Ltd.	47,614	418,050
Sydney Airport	42,882	197,356
Tabcorp Holdings, Ltd.	36,319	123,660
Tatts Group, Ltd.	57,103	181,295
Telstra Corp., Ltd.	147,901	601,024
The GPT Group	52,255	180,969
TPG Telecom, Ltd.	12,913	92,452

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Transurban Group	74,558	$565,145
Treasury Wine Estates, Ltd.	27,796	166,891
Vicinity Centers	108,802	220,724
Wesfarmers, Ltd.	38,588	1,163,352
Westfield Corp.	69,727	479,715
Westpac Banking Corp.	112,777	2,733,683
Woodside Petroleum, Ltd.	27,158	565,808
Woolworths, Ltd.	44,313	786,223
		29,400,971
Austria - 0.1%
ANDRITZ AG	2,752	133,936
Erste Group Bank AG (I)	8,613	269,503
Immoeast AG (I)	16,437	0
OMVAG	5,543	157,340
Raiffeisen Bank International AG (I)	2,225	32,608
voestalpine AG	4,357	133,273
		726,660
Belgium - 1.1%
Ageas	7,799	361,986
Anheuser-Busch InBev NV	27,580	3,432,280
Colruyt SA	2,769	142,447
Delhaize Group	3,906	380,160
Groupe Bruxelles Lambert SA	3,135	268,255
KBC Groep NV	8,597	537,540
Proximus	5,996	195,116
Solvay SA	2,881	307,488
Telenet Group Holding NV (I)	2,144	115,872
UCB SA	3,593	324,317
Umicore SA	3,265	136,922
		6,202,383
Brazil - 0.7%
Ambev SA	161,130	724,007
Banco Bradesco SA	28,248	145,528
Banco do Brasil SA	29,813	110,416
BB Seguridade Participacoes SA	24,400	149,115
BM&FBovespa SA	65,076	177,936
BR Malls Participacoes SA	15,410	42,939
Braskem SA, ADR	1,584	21,447
BRF SA	23,920	333,645
CCR SA	32,600	103,003
Centrais Eletricas Brasileiras SA, ADR (I)	2,381	3,238
Centrais Eletricas Brasileiras SA, ADR, B Shares	1,429	3,687
CETIP SA - Mercados Organizados	8,214	77,621
Cia Brasileira de Distribuicao, ADR	628	6,607
Cia de Saneamento Basico do Estado de Sao Paulo	12,870	61,294
Cia Siderurgica Nacional SA	16,100	16,135
Cia Siderurgica Nacional SA, ADR (L)	11,800	11,516
Cielo SA	31,320	264,566
Cosan SA Industria e Comercio	4,911	31,107
CPFL Energia SA (I)	9,803	37,482
Duratex SA	12,463	18,543
EcoRodovias Infraestrutura e Logistica SA	7,200	9,215
EDP - Energias do Brasil SA	8,700	26,397
Embraer SA	10,800	82,072
Embraer SA, ADR	2,626	77,572
Estacio Participacoes SA	10,300	36,073
Fibria Celulose SA	3,172	41,641
Fibria Celulose SA, ADR (L)	6,862	87,079
Hypermarcas SA (I)	13,608	74,310
54

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
JBS SA	15,473	$48,018
Klabin SA	17,800	105,315
Kroton Educacional SA	47,780	114,287
Localiza Rent a Car SA	5,576	34,811
Lojas Renner SA	23,500	100,950
Multiplan Empreendimentos Imobiliarios SA	3,152	30,129
Natura Cosmeticos SA	6,500	38,435
Odontoprev SA	11,500	27,420
Petroleo Brasileiro SA (I)	107,029	228,942
Porto Seguro SA	4,419	32,087
Raia Drogasil SA	8,100	72,480
Sul America SA	6,310	29,596
Telefonica Brasil SA, ADR	6,017	54,334
Tim Participacoes SA	32,920	56,777
TOTVS SA	4,500	35,195
Tractebel Energia SA	6,400	53,964
Ultrapar Participacoes SA	12,100	183,879
Usinas Siderurgicas de Minas Gerais SA, ADR	800	296
Vale SA	47,000	153,126
WEG SA	21,060	79,516
		4,253,748
Canada - 5.9%
Agnico Eagle Mines, Ltd.	8,000	210,277
Agrium, Inc. (L)	4,600	411,131
Alimentation Couche-Tard, Inc., Class B	13,600	598,667
AltaGas, Ltd.	4,700	104,958
ARC Resources, Ltd. (L)	11,900	143,622
Atco, Ltd., Class I	2,800	72,241
Bank of Montreal	22,200	1,252,711
Barrick Gold Corp.	42,440	314,075
BCE, Inc.	4,624	178,651
BlackBerry, Ltd. (I)	19,900	184,661
Bombardier, Inc., Class B (I)	67,600	65,465
Brookfield Asset Management, Inc., Class A	28,348	894,262
CAE, Inc.	11,300	125,356
Cameco Corp.	16,400	202,318
Canadian Imperial Bank of Commerce (L)	13,600	896,281
Canadian National Railway Company	27,400	1,531,683
Canadian Natural Resources, Ltd.	35,760	780,998
Canadian Oil Sands, Ltd.	19,100	114,156
Canadian Pacific Railway, Ltd.	5,300	676,931
Canadian Tire Corp., Ltd., Class A	2,200	187,867
Canadian Utilities, Ltd., Class A	4,800	110,799
CCL Industries, Inc., Class B	900	145,937
Cenovus Energy, Inc.	30,200	381,947
CGI Group, Inc., Class A (I)	8,300	332,312
CI Financial Corp.	8,400	185,763
Constellation Software, Inc.	700	291,838
Crescent Point Energy Corp. (L)	17,300	201,544
Dollarama, Inc.	4,000	231,091
Eldorado Gold Corp.	25,100	74,373
Element Financial Corp.	13,200	159,312
Empire Company, Ltd.	5,700	106,033
Enbridge, Inc.	28,200	937,486
Encana Corp.	28,700	145,813
Fairfax Financial Holdings, Ltd.	800	379,799
Finning International, Inc.	7,200	97,200
First Capital Realty, Inc.	4,700	62,329
First Quantum Minerals, Ltd.	24,054	90,048
Fortis, Inc.	9,400	254,140
Franco-Nevada Corp.	5,900	269,907
George Weston, Ltd.	2,100	162,300
Gildan Activewear, Inc.	7,900	224,605

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Goldcorp, Inc.	30,284	$349,961
Great-West Lifeco, Inc.	11,700	291,972
H&R Real Estate Investment Trust	4,300	62,308
Husky Energy, Inc.	13,800	142,717
IGM Financial, Inc.	3,300	84,283
Imperial Oil, Ltd.	9,430	307,223
Industrial Alliance Insurance & Financial Services, Inc.	3,500	111,625
Intact Financial Corp.	5,000	320,445
Inter Pipeline, Ltd. (L)	11,700	187,799
Keyera Corp.	5,800	168,756
Kinross Gold Corp. (I)	43,729	79,323
Linamar Corp.	1,700	91,813
Loblaw Companies, Ltd.	7,840	370,214
Magna International, Inc.	14,000	567,811
Manulife Financial Corp. (O)	67,600	1,013,243
MEG Energy Corp. (I)	6,100	35,356
Methanex Corp. (L)	3,500	115,596
Metro, Inc.	8,000	223,979
National Bank of Canada	11,800	343,758
Onex Corp.	3,500	214,548
Open Text Corp.	4,800	230,131
Pembina Pipeline Corp.	11,700	254,936
Peyto Exploration & Development Corp.	5,200	93,462
Potash Corp. of Saskatchewan, Inc.	26,900	460,743
Power Corp. of Canada	13,800	288,626
Power Financial Corp. (L)	7,600	174,717
PrairieSky Royalty, Ltd. (L)	5,000	79,208
Restaurant Brands International, Inc.	7,046	263,518
RioCan Real Estate Investment Trust	5,300	90,740
Rogers Communications, Inc., Class B	12,400	427,642
Royal Bank of Canada	50,000	2,679,410
Saputo, Inc.	7,800	186,587
Shaw Communications, Inc., Class B (L)	14,600	251,124
Silver Wheaton Corp.	13,900	172,783
SNC-Lavalin Group, Inc.	5,300	157,502
Sun Life Financial, Inc.	21,500	670,467
Suncor Energy, Inc.	49,587	1,280,081
Teck Resources, Ltd., Class B (L)	19,761	76,262
TELUS Corp.	7,600	210,144
The Bank of Nova Scotia	40,200	1,626,071
The Jean Coutu Group PJC, Inc., Class A	2,900	37,536
The Toronto-Dominion Bank	61,500	2,410,754
Thomson Reuters Corp.	11,277	427,136
Tourmaline Oil Corp. (I)	5,900	95,299
TransCanada Corp. (L)	23,200	757,684
Turquoise Hill Resources, Ltd. (I)	33,720	85,537
Valeant Pharmaceuticals International, Inc. (I)	10,700	1,086,935
Veresen, Inc. (L)	10,000	64,031
Vermilion Energy, Inc. (L)	4,000	108,723
West Fraser Timber Company, Ltd.	2,400	91,112
Yamana Gold, Inc.	29,844	55,430
		33,767,948
Chile - 0.2%
Antofagasta PLC	15,103	103,891
Banco Santander Chile, ADR	13,061	230,396
Cencosud SA	61,383	121,470
Cia Cervecerias Unidas SA, ADR	6,197	134,227
Corpbanca SA, ADR	2,999	35,088
Empresa Nacional de Electricidad SA, ADR (L)	6,770	250,896
Enersis SA, ADR	26,429	321,112
Latam Airlines Group SA, ADR (I)(L)	11,197	60,352
55

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chile (continued)
Sociedad Quimica y Minera de Chile SA, ADR	4,454	$84,671
Vina Concha y Toro SA, ADR	2,105	62,729
		1,404,832
China - 4.3%
AAC Technologies Holdings, Inc.	27,342	177,869
Agricultural Bank of China, Ltd., H Shares	807,000	328,409
Air China, Ltd., H Shares	84,534	66,300
Alibaba Group Holding, Ltd., ADR (I)	17,200	1,397,844
Aluminum Corp. of China, Ltd., H Shares (I)	185,220	60,801
Anhui Conch Cement Company, Ltd., H Shares	56,790	151,804
ANTA Sports Products, Ltd.	17,000	46,476
AviChina Industry & Technology Company, Ltd., H Shares	72,000	56,259
Baidu, Inc., ADR (I)	4,700	888,488
Bank of China, Ltd., H Shares	2,759,563	1,224,455
Bank of Communications Company, Ltd., H Shares	337,527	236,700
Beijing Capital International Airport Company, Ltd., H Shares	52,789	56,698
Belle International Holdings, Ltd.	185,860	139,062
Byd Company, Ltd., H Shares (I)	24,105	131,489
CCRC Corp., Ltd., H Shares	164,150	201,652
CGN Power Company, Ltd., H Shares (S)	226,000	84,145
China Cinda Asset Management Company, Ltd., H Shares	304,800	112,184
China CITIC Bank Corp., Ltd., H Shares (I)	310,800	200,315
China Coal Energy Company, Ltd., H Shares	179,000	68,356
China Communications Construction Company, Ltd., H Shares	152,335	154,347
China Communications Services Corp., Ltd., H Shares	129,600	48,478
China Conch Venture Holdings, Ltd.	46,400	95,994
China Construction Bank Corp., H Shares	2,932,914	2,000,682
China COSCO Holdings Company, Ltd., H Shares (I)	115,631	52,231
China Everbright Bank Company, Ltd., H Shares	120,000	58,105
China Galaxy Securities Company, Ltd., H Shares	129,500	117,694
China Huishan Dairy Holdings Company, Ltd. (L)	225,000	86,048
China Life Insurance Company, Ltd., H Shares	258,624	830,234
China Longyuan Power Group Corp., H Shares	99,000	74,446
China Medical System Holdings, Ltd.	37,300	54,666
China Mengniu Dairy Company, Ltd.	89,004	144,484
China Merchants Bank Company, Ltd., H Shares	159,323	372,950
China Minsheng Banking Corp., Ltd., H Shares	202,080	199,352
China National Building Material Company, Ltd., H Shares	116,000	55,183
China Oilfield Services, Ltd., H Shares	56,000	48,121
China Pacific Insurance Group Company, Ltd., H Shares	90,500	370,360
China Petroleum & Chemical Corp., H Shares	881,361	529,279
China Railway Construction Corp., H Shares	67,500	83,077
China Railway Group, Ltd., H Shares	179,000	135,000
China Shenhua Energy Company, Ltd., H Shares	127,500	199,091
China Shipping Container Lines Company, Ltd., H Shares (I)	145,123	40,132
China Southern Airlines Company, Ltd., H Shares	64,000	49,338
China Telecom Corp., Ltd., H Shares	481,604	224,652

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
China Vanke Company, Ltd., H Shares	45,400	$134,929
Chongqing Rural Commercial Bank Company, Ltd.	88,000	52,855
CITIC Securities Company, Ltd., H Shares	75,500	174,945
CNOOC, Ltd.	621,258	646,590
Country Garden Holdings Company, Ltd.	237,574	96,825
CSPC Pharmaceutical Group, Ltd.	144,000	146,809
Ctrip.com International, Ltd., ADR (I)	5,000	231,650
Dalian Wanda Commercial Properties Company, Ltd., H Shares (S)	20,500	118,982
Datang International Power Generation Company, Ltd., H Shares	92,864	28,113
Dongfeng Motor Group Company, Ltd., H Shares	123,220	163,232
ENN Energy Holdings, Ltd.	26,000	137,920
Evergrande Real Estate Group, Ltd. (L)	148,959	130,410
Fosun International, Ltd.	60,000	93,233
Geely Automobile Holdings, Ltd.	75,000	39,631
GF Securities Company, Ltd., H Shares (I)	32,600	81,312
GOME Electrical Appliances Holdings, Ltd.	386,127	64,007
Great Wall Motor Company, Ltd., H Shares	72,000	83,162
Guangzhou Automobile Group Company, Ltd., H Shares	101,650	90,310
Guangzhou R&F Properties Company, Ltd., H Shares	43,600	53,459
Haitong Securities Company, Ltd., H Shares	113,200	198,515
Hengan International Group Company, Ltd.	25,000	234,703
Huaneng Power International, Inc., H Shares	149,436	127,961
Huatai Securities Company, Ltd., H Shares (I)(S)	29,600	68,427
Industrial & Commercial Bank of China, Ltd., H Shares	2,605,735	1,561,926
JD.com, Inc., ADR (I)	5,900	190,364
Jiangsu Expressway Company, Ltd., H Shares	41,145	55,221
Jiangxi Copper Company, Ltd., H Shares	54,075	63,826
Kingsoft Corp., Ltd.	23,000	55,852
Lenovo Group, Ltd.	217,436	219,435
Longfor Properties Company, Ltd.	53,600	79,719
Netease.Com, Inc., ADR	1,400	253,736
New China Life Insurance Company, Ltd., H Shares	24,900	104,054
PetroChina Company, Ltd., H Shares	734,261	480,677
PICC Property & Casualty Company, Ltd., H Shares	126,242	249,141
Ping An Insurance Group Company of China, Ltd., H Shares	179,290	988,731
Qihoo 360 Technology Company, Ltd., ADR (I)	1,600	116,496
Semiconductor Manufacturing International Corp. (I)	839,000	85,322
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	80,000	54,702
Shanghai Electric Group Company, Ltd., H Shares	144,864	76,305
Shenzhou International Group Holdings, Ltd.	24,000	137,539
Shui On Land, Ltd.	188,275	51,456
Sino-Ocean Land Holdings, Ltd.	177,213	112,993
Sinopec Shanghai Petrochemical Company, Ltd., H Shares (I)	119,901	47,422
Sinopharm Group Company, Ltd., H Shares	30,000	119,767
SOHO China, Ltd.	140,000	67,560
Tencent Holdings, Ltd.	177,300	3,471,532
The People’s Insurance Company Group of China, Ltd., H Shares	226,000	110,034
56

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Tingyi Cayman Islands Holding Corp.	76,000	$107,972
Tsingtao Brewery Company, Ltd., H Shares	12,000	54,057
Vipshop Holdings, Ltd., ADR (I)	6,800	103,836
Want Want China Holdings, Ltd.	243,000	180,351
Weichai Power Company, Ltd., H Shares	39,360	43,346
Yangzijiang Shipbuilding Holdings, Ltd.	65,000	50,218
Yanzhou Coal Mining Company, Ltd., H Shares	85,990	39,874
Zhejiang Expressway Company, Ltd., H Shares	49,718	59,405
Zhuzhou CSR Times Electric Company, Ltd., H Shares	18,000	103,798
Zijin Mining Group Company, Ltd., H Shares	285,469	74,733
ZTE Corp., H Shares	25,887	58,766
		24,481,396
Colombia - 0.1%
Bancolombia SA, ADR	18,325	490,194
Ecopetrol SA, ADR (L)	8,500	59,585
		549,779
Czech Republic - 0.0%
CEZ AS	6,817	121,575
Komercni Banka AS	688	136,589
		258,164
Denmark - 1.4%
AP Moeller - Maersk A/S, Class A	120	154,526
AP Moeller - Maersk A/S, Class B	245	319,555
Carlsberg A/S, B Shares	4,179	370,225
Chr Hansen Holding A/S	3,392	212,171
Coloplast A/S, B Shares	4,165	336,270
Danske Bank A/S	24,066	645,746
DSV A/S	7,635	300,542
ISS A/S	3,189	114,953
Novo Nordisk A/S, B Shares	67,204	3,890,991
Novozymes A/S, B Shares	8,960	428,995
Pandora A/S	4,127	520,348
TDC A/S	31,300	155,844
Tryg A/S	4,500	89,422
Vestas Wind Systems A/S	8,020	560,107
William Demant Holdings A/S (I)	1,000	95,255
		8,194,950
Egypt - 0.0%
Commercial International Bank Egypt SAE	41,265	200,231
Global Telecom Holding SAE (I)	23,717	6,211
Talaat Moustafa Group	51,769	42,246
		248,688
Finland - 0.7%
Elisa OYJ	6,060	228,008
Fortum OYJ	16,798	253,087
Kone OYJ, B Shares	11,934	505,301
Metso OYJ	4,686	104,968
Neste OYJ	4,388	130,965
Nokia OYJ	130,416	922,636
Nokian Renkaat OYJ	3,680	131,381
Orion OYJ, Class B	2,574	89,056
Sampo OYJ, A Shares	15,692	796,879
Stora Enso OYJ, R Shares	20,482	185,202
UPM-Kymmene OYJ	19,972	370,788
Wartsila OYJ ABP	5,074	231,670
		3,949,941
France - 7.2%
Accor SA	7,802	337,906

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
France (continued)
Aeroports de Paris	1,056	$122,886
Air Liquide SA	11,963	1,343,053
Airbus Group NV	20,438	1,377,271
Alcatel-Lucent (I)	102,269	404,039
Alstom SA (I)(L)	8,387	256,181
Arkema SA	2,630	184,097
Atos SE	3,139	263,528
AXA SA	68,098	1,860,691
BNP Paribas SA	36,330	2,055,465
Bollore SA	30,578	142,483
Bouygues SA	6,726	266,692
Bureau Veritas SA	8,832	176,035
Cap Gemini SA	5,485	508,932
Carrefour SA	18,996	548,220
Casino Guichard Perrachon SA	2,363	108,558
Christian Dior SE	1,870	317,644
Cie de Saint-Gobain	16,928	733,583
Cie Generale des Etablissements Michelin	6,398	608,981
CNP Assurances	6,491	87,560
Credit Agricole SA	38,695	455,990
Danone SA	20,307	1,372,222
Dassault Systemes	4,847	387,427
Edenred	6,721	127,048
Electricite de France SA	9,425	138,807
Engie SA	51,349	909,561
Essilor International SA	7,090	883,674
Eurazeo SA	1,449	99,937
Eutelsat Communications SA	6,171	184,764
Fonciere Des Regions	1,157	103,484
Gecina SA	1,027	124,855
Groupe Eurotunnel SE	16,415	204,221
Hermes International	908	306,928
ICADE	923	61,952
Iliad SA	983	234,327
Imerys SA	1,144	79,910
Ingenico Group SA	1,883	237,675
JCDecaux SA	2,889	110,750
Kering	2,659	454,625
Klepierre	7,623	338,843
L’Oreal SA	8,875	1,492,826
Lagardere SCA	4,134	123,365
Legrand SA, ADR	9,501	537,430
LVMH Moet Hennessy Louis Vuitton SE	9,583	1,505,212
Natixis SA	36,204	204,810
Numericable-SFR SAS	3,352	121,772
Orange SA	67,652	1,131,535
Pernod Ricard SA	7,456	850,320
Peugeot SA (I)	13,635	239,008
Publicis Groupe SA	6,738	448,048
Remy Cointreau SA	873	62,529
Renault SA	6,573	657,931
Rexel SA	10,105	134,557
Safran SA	10,522	722,894
Sanofi	40,506	3,452,011
Schneider Electric SA (I)	623	35,603
Schneider Electric SE	18,892	1,073,146
SCOR SE	6,688	250,251
Societe BIC SA	1,262	207,670
Societe Generale SA	25,543	1,177,083
Sodexo SA	3,571	348,878
Suez Environnement Company	10,572	197,733
Technip SA	3,982	198,027
Thales SA	3,128	234,131
57

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
France (continued)
Total SA	74,525	$3,341,077
Unibail-Rodamco SE	3,559	903,746
Valeo SA	2,773	427,529
Vallourec SA	3,926	36,550
Veolia Environnement SA	15,809	375,083
Vinci SA	16,793	1,076,349
Vivendi SA	39,872	856,337
Wendel SA, ADR	986	117,260
Zodiac Aerospace	6,450	153,577
		41,215,083
Germany - 6.4%
adidas AG	7,272	705,817
Allianz SE	15,840	2,792,259
Axel Springer SE	1,565	87,031
BASF SE	31,502	2,399,774
Bayer AG	28,362	3,542,160
Bayerische Motoren Werke AG	11,777	1,240,731
Beiersdorf AG	3,496	317,758
Brenntag AG	5,628	293,264
Commerzbank AG (I)	37,619	388,177
Continental AG	3,759	909,344
Daimler AG	33,397	2,790,468
Deutsche Bank AG	49,093	1,192,214
Deutsche Boerse AG	6,708	589,644
Deutsche Lufthansa AG (I)	9,293	146,375
Deutsche Post AG	34,570	966,507
Deutsche Telekom AG	109,827	1,972,575
Deutsche Wohnen AG	11,387	314,873
E.ON SE	72,693	698,002
Evonik Industries AG	4,913	162,508
Fraport AG Frankfurt Airport Services Worldwide	1,295	82,585
Fresenius Medical Care AG & Company KGaA	7,543	633,876
Fresenius SE & Company KGaA	13,022	927,591
GEA Group AG	6,518	263,334
Hannover Rueck SE	2,242	256,014
HeidelbergCement AG	5,140	418,900
Henkel AG & Company KGaA	3,877	370,847
Hugo Boss AG	2,319	191,340
Infineon Technologies AG	39,273	572,553
K+S AG	6,726	171,454
Kabel Deutschland Holding AG	825	101,941
Lanxess AG	3,216	147,992
Linde AG	6,527	942,885
Man SE	2,251	226,208
Merck KGaA	4,708	455,835
METRO AG	6,304	200,830
Muenchener Rueckversicherungs-Gesellschaft AG	5,730	1,141,635
OSRAM Licht AG	2,942	122,914
ProSiebenSat.1 Media SE	8,078	407,548
RWE AG	18,018	227,161
SAP SE	34,033	2,700,641
Siemens AG	27,490	2,659,558
Symrise AG	4,236	280,418
Telefonica Deutschland Holding AG	25,984	137,058
ThyssenKrupp AG	11,988	237,644
TUI AG	15,577	278,130
United Internet AG	4,782	262,912
Volkswagen AG	1,244	191,162
Vonovia SE	15,431	476,714

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Zalando SE (I)(S)	2,963	$117,023
		36,714,184
Greece - 0.1%
Alpha Bank AE (I)	2,658	7,123
Eurobank Ergasias SA (I)	2,806	3,144
FF Group (I)	1,869	35,107
Hellenic Telecommunications Organization SA	8,503	85,099
JUMBO SA (I)	5,651	59,397
National Bank of Greece SA (I)	3,793	1,402
OPAP SA	8,113	71,194
Piraeus Bank SA (I)	743	222
Titan Cement Company SA	2,489	47,536
		310,224
Hong Kong - 3.3%
AIA Group, Ltd.	416,800	2,490,415
Alibaba Health Information Technology, Ltd. (I)	84,000	57,737
Alibaba Pictures Group, Ltd. (I)	350,000	85,818
ASM Pacific Technology, Ltd.	6,500	50,749
Beijing Enterprises Holdings, Ltd.	19,786	119,275
Beijing Enterprises Water Group, Ltd. (I)	152,000	106,018
BOC Hong Kong Holdings, Ltd.	126,828	385,940
Brilliance China Automotive Holdings, Ltd.	94,000	117,570
Cathay Pacific Airways, Ltd.	31,782	54,686
Cheung Kong Infrastructure Holdings, Ltd.	18,772	173,432
Cheung Kong Property Holdings, Ltd.	92,665	599,448
China Everbright International, Ltd.	86,000	109,966
China Everbright, Ltd.	32,216	73,582
China Gas Holdings, Ltd.	74,000	106,329
China Jinmao Holdings Group, Ltd.	74,000	25,206
China Merchants Holdings International Company, Ltd.	39,650	125,408
China Mobile, Ltd.	213,530	2,403,516
China Overseas Land & Investment, Ltd.	142,882	497,424
China Power International Development, Ltd.	111,000	63,895
China Resources Beer Holdings Company, Ltd.	49,484	105,583
China Resources Gas Group, Ltd.	18,000	53,645
China Resources Land, Ltd.	110,964	321,097
China Resources Power Holdings Company, Ltd.	68,244	132,032
China State Construction International Holdings, Ltd.	42,000	72,631
China Taiping Insurance Holdings Company, Ltd. (I)	60,500	185,705
China Unicom Hong Kong, Ltd.	165,982	200,507
CITIC, Ltd.	149,967	264,428
CK Hutchison Holdings, Ltd.	92,663	1,245,569
CLP Holdings, Ltd.	64,900	550,093
COSCO Pacific, Ltd.	89,683	98,582
First Pacific Company, Ltd.	92,250	61,110
Galaxy Entertainment Group, Ltd.	78,000	244,399
GCL-Poly Energy Holdings, Ltd. (L)	161,000	23,938
Goldin Properties Holdings, Ltd. (I)	50,000	57,402
Guangdong Investment, Ltd.	99,220	140,121
Haier Electronics Group Company, Ltd.	37,000	74,685
Hanergy Thin Film Power Groupd, Ltd. (I)	428,695	58,081
Hang Lung Properties, Ltd.	88,326	200,134
Hang Seng Bank, Ltd.	27,019	512,101
Henderson Land Development Company, Ltd.	41,011	250,168
HKT Trust & HKT, Ltd.	127,233	162,426
Hong Kong & China Gas Company, Ltd.	245,287	480,037
Hong Kong Exchanges and Clearing, Ltd.	39,264	1,000,242
Hongkong Land Holdings, Ltd.	20,000	139,656
58

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Hysan Development Company, Ltd.	24,415	$99,752
Kerry Properties, Ltd.	21,438	58,341
Kunlun Energy Company, Ltd.	118,000	104,773
Lee & Man Paper Manufacturing, Ltd.	36,000	20,024
Li & Fung Ltd.	211,600	143,102
MTR Corp., Ltd.	50,646	250,081
New World Development Company, Ltd.	140,205	137,673
Nine Dragons Paper Holdings, Ltd.	81,000	47,565
Noble Group, Ltd.	116,038	32,435
NWS Holdings, Ltd.	55,189	82,383
PCCW, Ltd.	181,876	106,317
Power Assets Holdings, Ltd.	49,082	449,962
Shanghai Industrial Holdings, Ltd.	33,930	88,577
Shangri-La Asia, Ltd.	70,102	68,257
Shimao Property Holdings, Ltd.	64,000	112,817
Sino Biopharmaceutical, Ltd.	96,000	86,795
Sino Land Company, Ltd.	132,430	192,918
SJM Holdings, Ltd.	83,000	58,818
Sun Art Retail Group, Ltd.	86,000	64,705
Sun Hung Kai Properties, Ltd.	57,130	686,679
Swire Pacific, Ltd., Class A	22,163	247,563
Swire Properties, Ltd.	43,628	125,445
Techtronic Industries Company, Ltd.	49,000	198,364
The Bank of East Asia, Ltd.	49,424	183,337
The Link REIT	77,244	460,520
The Wharf Holdings, Ltd.	46,876	258,450
WH Group, Ltd. (I)(S)	125,803	70,018
Wheelock & Company, Ltd.	35,000	146,866
Yue Yuen Industrial Holdings, Ltd.	20,067	67,977
		18,931,300
Hungary - 0.1%
MOL Hungarian Oil and Gas PLC	1,549	75,549
OTP Bank PLC	9,034	185,751
Richter Gedeon Nyrt	4,794	90,484
		351,784
India - 1.8%
Adani Ports and Special Economic Zone, Ltd.	28,840	113,305
Asian Paints, Ltd.	10,113	134,570
Aurobindo Pharma, Ltd.	9,153	120,545
Bajaj Auto, Ltd.	2,923	111,912
Bharti Airtel, Ltd. (I)	42,144	214,421
Bharti Infratel, Ltd.	16,512	105,912
Cipla, Ltd.	12,134	119,488
Coal India, Ltd.	24,417	120,494
Dr. Reddy’s Laboratories, Ltd., ADR	6,754	312,643
Eicher Motors, Ltd.	425	107,851
GAIL India, Ltd., GDR	2,500	83,990
GAIL India, Ltd., GDR	300	10,079
HCL Technologies, Ltd.	19,756	255,656
Hindustan Unilever, Ltd.	25,000	325,224
Housing Development Finance Corp., Ltd.	46,000	874,740
ICICI Bank, Ltd., ADR	61,330	480,214
Indiabulls Housing Finance, Ltd.	10,065	110,916
Infosys, Ltd., ADR	79,848	1,337,454
ITC, Ltd.	65,000	322,247
Larsen & Toubro, Ltd.	11,107	213,752
Larsen & Toubro, Ltd., GDR (S)	12,019	231,719
Lupin, Ltd.	7,740	213,561
Mahindra & Mahindra, Ltd., GDR	11,560	220,910
Maruti Suzuki India, Ltd.	3,626	252,413
Oil & Natural Gas Corp., Ltd.	29,798	107,861
Reliance Capital, Ltd., GDR (L)(S)	4,327	28,667

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
India (continued)
Reliance Communication, Ltd., GDR (I)(S)	90,892	$121,250
Reliance Industries, Ltd., GDR (S)	32,120	980,228
Reliance Infrastructure, Ltd., GDR (S)	1,988	49,037
State Bank of India, GDR	5,224	175,688
Sun Pharmaceutical Industries, Ltd.	29,657	366,394
Tata Consultancy Services, Ltd.	14,500	531,573
Tata Motors, Ltd., ADR (I)	16,666	491,147
Tata Steel, Ltd., GDR	11,000	43,361
Ultratech Cement, Ltd., GDR	1,026	43,123
United Spirits, Ltd. (I)	2,025	91,726
Vedanta, Ltd., ADR	9,500	52,820
Wipro Ltd., ADR (L)	44,749	516,403
Zee Entertainment Enterprises, Ltd.	20,071	132,595
		10,125,889
Indonesia - 0.5%
Adaro Energy Tbk PT	315,000	11,640
Astra Agro Lestari Tbk PT	17,500	19,948
Astra International Tbk PT	805,000	346,756
Bank Central Asia Tbk PT	428,500	410,537
Bank Danamon Indonesia Tbk PT	200,286	46,318
Bank Mandiri Persero Tbk PT	357,837	237,618
Bank Negara Indonesia Persero Tbk PT	276,500	98,992
Bank Rakyat Indonesia Persero Tbk PT	386,000	316,790
Berlian Laju Tanker Tbk PT (I)	128,000	0
Charoen Pokphand Indonesia Tbk PT	276,000	51,431
Gudang Garam Tbk PT	26,000	103,192
Indocement Tunggal Prakarsa Tbk PT	53,500	85,793
Indofood Sukses Makmur Tbk PT	253,500	94,358
Kalbe Farma Tbk PT	855,000	81,348
Perusahaan Gas Negara Persero Tbk PT	480,500	94,738
Semen Indonesia Persero Tbk PT	111,000	90,952
Tambang Batubara Bukit Asam Persero Tbk PT	36,500	11,836
Telekomunikasi Indonesia Persero Tbk PT	1,932,500	432,836
Telekomunikasi Indonesia Persero Tbk PT, ADR	179	7,948
Unilever Indonesia Tbk PT	66,500	177,516
United Tractors Tbk PT	92,779	112,969
		2,833,516
Ireland - 0.7%
Bank of Ireland (I)	853,257	312,426
CRH PLC	27,474	792,325
Experian PLC	35,808	632,889
Irish Bank Resolution Corp., Ltd (I)	38,483	0
James Hardie Industries PLC	16,532	208,434
Kerry Group PLC, Class A	5,738	474,763
Ryanair Holdings PLC, ADR	1,872	161,853
Shire PLC	20,905	1,434,246
		4,016,936
Israel - 0.5%
Bank Hapoalim BM	44,835	231,438
Bank Leumi Le-Israel BM (I)	54,437	188,750
Bezeq The Israeli Telecommunication Corp., Ltd.	65,229	143,593
Check Point Software Technologies, Ltd. (I)(L)	2,326	189,290
Delek Group, Ltd.	163	32,642
Israel Chemicals, Ltd.	16,931	68,728
Mizrahi Tefahot Bank, Ltd.	5,543	66,203
Mobileye NV (I)(L)	2,787	117,834
NICE Systems, Ltd.	1,954	112,276
Teva Pharmaceutical Industries, Ltd.	29,726	1,939,351
		3,090,105
59

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Italy - 1.6%
Assicurazioni Generali SpA	40,662	$742,764
Atlantia SpA	14,314	378,728
Banca Monte dei Paschi di Siena SpA (I)	76,120	100,769
Banco Popolare SC (I)	12,613	173,812
Enel Green Power SpA	77,743	158,019
Enel SpA	229,224	961,211
Eni SpA	88,590	1,316,295
EXOR SpA	3,038	137,886
Finmeccanica SpA (I)	17,213	239,335
Intesa Sanpaolo SpA	42,950	131,202
Intesa Sanpaolo SpA	447,752	1,486,992
Luxottica Group SpA	5,802	378,090
Mediobanca SpA	18,489	177,238
Prysmian SpA	7,382	161,291
Saipem SpA (I)(L)	10,004	80,860
Snam SpA	77,890	406,505
Telecom Italia SpA (I)(L)	379,537	480,995
Telecom Italia SpA	233,394	239,540
Terna Rete Elettrica Nazionale SpA	57,188	294,113
UniCredit SpA	160,396	886,785
Unione di Banche Italiane SpA	27,462	183,487
UnipolSai SpA	31,557	80,285
		9,196,202
Japan - 17.5%
ABC-Mart, Inc.	700	38,317
Acom Company, Ltd.	10,000	47,090
Advantest Corp.	6,000	49,771
Aeon Company, Ltd.	22,200	342,049
AEON Financial Service Company, Ltd	4,900	109,460
Aeon Mall Company, Ltd.	3,300	56,602
Air Water, Inc.	5,000	80,416
Aisin Seiki Company, Ltd.	6,300	271,142
Ajinomoto Company, Inc.	20,000	473,515
Alfresa Holdings Corp.	5,200	102,702
Alps Electric Company, Ltd.	6,100	165,420
Amada Company, Ltd.	12,000	114,512
ANA Holdings, Inc.	34,000	98,094
Aozora Bank, Ltd.	39,000	136,103
Asahi Glass Company, Ltd.	30,000	171,866
Asahi Group Holdings, Ltd.	13,300	416,349
Asahi Kasei Corp.	46,000	311,057
Asics Corp.	5,900	122,410
Astellas Pharma, Inc.	75,100	1,069,106
Bandai Namco Holdings, Inc.	6,199	130,967
Benesse Holdings, Inc.	2,400	69,115
Bridgestone Corp.	22,300	764,922
Brother Industries, Ltd.	9,200	105,687
Calbee, Inc.	2,500	105,573
Canon, Inc.	36,700	1,110,176
Casio Computer Company, Ltd. (L)	6,700	156,624
Central Japan Railway Company	5,000	887,670
Chiyoda Corp.	6,000	45,562
Chubu Electric Power Company, Inc.	21,100	288,938
Chugai Pharmaceutical Company, Ltd.	8,600	299,767
Citizen Holdings Company, Ltd.	8,800	63,248
Credit Saison Company, Ltd.	5,000	98,511
Dai Nippon Printing Comapany, Ltd.	22,000	217,550
Daicel Corp.	10,034	149,325
Daihatsu Motor Company, Ltd.	8,000	107,920
Daiichi Sankyo Company, Ltd.	21,400	441,690
Daikin Industries Ltd.	8,500	618,984
Daito Trust Construction Company, Ltd.	2,600	300,327
Daiwa House Industry Company, Ltd.	21,000	603,673

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Daiwa Securities Group, Inc.	60,900	$372,324
Denso Corp.	17,200	821,911
Dentsu, Inc.	7,600	415,813
Don Quijote Holdings Company, Ltd.	3,700	129,939
East Japan Railway Company	11,500	1,082,908
Eisai Company, Ltd.	8,700	575,512
Electric Power Development Company, Ltd.	4,600	163,837
FamilyMart Company, Ltd.	1,700	79,109
FANUC Corp.	6,700	1,154,342
Fast Retailing Company, Ltd.	1,900	664,642
Fuji Electric Company, Ltd.	17,000	71,296
Fuji Heavy Industries, Ltd.	21,000	865,122
FUJIFILM Holdings Corp.	16,000	667,720
Fujitsu, Ltd.	70,000	349,378
Fukuoka Financial Group, Inc.	29,000	143,800
GungHo Online Entertainment, Inc. (I)(L)	13,000	35,316
Hakuhodo DY Holdings, Inc.	9,900	107,114
Hamamatsu Photonics KK	5,400	148,042
Hankyu Hanshin Holdings, Inc.	43,000	279,495
Hikari Tsushin, Inc.	700	47,670
Hino Motors, Ltd.	10,000	115,575
Hirose Electric Company, Ltd.	865	104,727
Hisamitsu Pharmaceutical Company, Inc.	2,400	100,759
Hitachi Chemical Company, Ltd.	3,700	58,699
Hitachi Construction Machinery Company, Ltd.	4,100	63,764
Hitachi High-Technologies Corp.	3,200	86,538
Hitachi Metals, Ltd.	9,000	111,044
Hitachi, Ltd.	166,000	940,618
Hokuhoku Financial Group, Inc.	53,000	108,043
Hokuriku Electric Power Company	6,300	93,104
Honda Motor Company, Ltd.	57,000	1,821,808
Hoshizaki Electric Company, Ltd.	1,400	87,031
Hoya Corp.	14,400	588,853
Hulic Company, Ltd. (I)	9,000	79,025
Idemitsu Kosan Company, Ltd.	2,800	44,708
IHI Corp.	44,000	121,462
Iida Group Holdings Company, Ltd.	5,000	92,670
Inpex Corp.	31,000	302,216
Isetan Mitsukoshi Holdings, Ltd.	12,219	159,348
Isuzu Motors, Ltd.	23,000	247,771
ITOCHU Corp.	53,200	629,274
Itochu Techno-Solutions Corp.	1,600	31,879
J Front Retailing Company, Ltd.	9,000	130,839
Japan Airlines Company, Ltd.	4,000	143,172
Japan Airport Terminal Company, Ltd.	1,500	66,404
Japan Display, Inc. (I)	18,000	51,863
Japan Exchange Group, Inc.	20,000	312,635
Japan Post Bank Company, Ltd. (I)	14,000	203,835
Japan Post Holdings Company, Ltd. (I)	15,000	232,747
Japan Prime Realty Investment Corp.	28	95,618
Japan Real Estate Investment Corp.	42	203,815
Japan Retail Fund Investment Corp.	75	144,291
Japan Tobacco, Inc.	38,300	1,406,137
JFE Holdings, Inc.	18,400	288,924
JGC Corp.	7,000	107,144
JSR Corp.	6,500	101,298
JTEKT Corp.	7,300	119,487
JX Holdings, Inc.	84,911	356,378
Kajima Corp.	33,000	196,398
Kakaku.com, Inc.	5,000	98,348
Kamigumi Company, Ltd.	9,000	77,488
Kaneka Corp.	11,829	122,954
Kansai Electric Power Company, Inc. (I)	24,500	293,750
60

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Kansai Paint Company, Ltd.	7,000	$106,104
Kao Corp.	17,500	899,303
Kawasaki Heavy Industries, Ltd.	50,000	184,995
KDDI Corp.	61,200	1,589,376
Keihan Electric Railway Company, Ltd.	17,000	113,853
Keikyu Corp.	18,000	148,738
Keio Corp.	20,000	172,714
Keisei Electric Railway Company, Ltd.	8,000	102,066
Keyence Corp.	1,599	878,819
Kikkoman Corp.	5,000	173,237
Kintetsu Corp.	62,000	252,079
Kirin Holdings Company, Ltd.	27,500	373,371
Kobe Steel, Ltd.	105,000	114,084
Koito Manufacturing Company, Ltd.	4,000	164,030
Komatsu, Ltd.	31,700	518,690
Konami Corp.	3,700	88,077
Konica Minolta, Inc.	14,500	145,220
Kose Corp.	1,000	92,461
Kubota Corp.	40,000	617,946
Kuraray Company, Ltd.	13,200	159,889
Kurita Water Industries Ltd.	4,400	92,142
Kyocera Corp.	11,600	538,710
Kyowa Hakko Kirin Company, Ltd.	9,473	149,054
Kyushu Electric Power Company, Inc. (I)	16,300	177,655
Lawson, Inc.	2,100	170,459
Lixil Group Corp.	8,700	193,224
M3, Inc.	7,400	153,433
Mabuchi Motor Company, Ltd.	1,600	86,712
Makita Corp.	3,900	224,744
Marubeni Corp.	60,000	308,466
Marui Group Company, Ltd.	7,600	123,672
Maruichi Steel Tube, Ltd.	1,200	35,426
Mazda Motor Corp.	18,600	383,807
McDonald’s Holdings Company Japan, Ltd. (I)	2,600	56,541
Medipal Holdings Corp.	5,490	93,572
MEIJI Holdings Company, Ltd.	4,000	330,399
Minebea Company, Ltd.	11,000	94,182
Miraca Holdings, Inc.	2,300	101,204
Mitsubishi Chemical Holdings Corp.	50,500	320,408
Mitsubishi Corp.	46,600	775,103
Mitsubishi Electric Corp.	67,000	703,289
Mitsubishi Estate Company, Ltd.	43,000	894,113
Mitsubishi Gas & Chemicals Company, Inc.	14,829	75,828
Mitsubishi Heavy Industries, Ltd.	105,000	459,113
Mitsubishi Logistics Corp.	5,943	78,306
Mitsubishi Materials Corp.	39,000	122,836
Mitsubishi Motors Corp.	24,700	208,975
Mitsubishi Tanabe Pharma Corp.	7,000	120,600
Mitsubishi UFJ Financial Group, Inc.	442,200	2,739,097
Mitsubishi UFJ Lease & Finance Company, Ltd.	17,600	90,574
Mitsui & Company, Ltd.	58,200	691,535
Mitsui Chemicals, Inc	25,000	110,875
Mitsui Fudosan Company, Ltd.	33,000	828,230
Mitsui OSK Lines, Ltd.	47,000	118,547
Mixi, Inc.	1,800	67,326
Mizuho Financial Group, Inc.	812,900	1,625,800
MS&AD Insurance Group Holdings, Inc.	17,100	501,452
Murata Manufacturing Company, Ltd.	7,000	1,007,169
Nabtesco Corp.	3,900	79,229
Nagoya Railroad Co Ltd.	30,000	124,863
NEC Corp.	95,000	301,009
Nexon Company, Ltd.	4,100	66,698

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
NGK Insulators, Ltd.	9,000	$202,862
NGK Spark Plug Company, Ltd.	5,000	131,642
NH Foods, Ltd.	5,238	102,664
NHK Spring Company, Ltd.	4,600	46,121
Nidec Corp.	7,900	572,876
Nikon Corp. (L)	13,700	183,491
Nintendo Company, Ltd.	3,600	495,036
Nippon Building Fund, Inc.	48	229,370
Nippon Electric Glass Company, Ltd.	14,000	70,562
Nippon Express Company, Ltd.	30,000	140,977
Nippon Paint Holdings Company, Ltd.	6,000	145,212
Nippon Prologis REIT, Inc.	60	108,536
Nippon Steel & Sumitomo Metal Corp.	26,900	532,146
Nippon Telegraph & Telephone Corp.	25,700	1,022,812
Nippon Yusen KK	55,000	133,303
Nissan Motor Company, Ltd.	85,300	893,154
Nisshin Seifun Group, Inc.	7,400	120,875
Nissin Foods Holdings Company, Ltd.	2,200	116,740
Nitori Holdings Company, Ltd.	2,600	218,353
Nitto Denko Corp.	6,000	438,034
NOK Corp.	3,800	88,771
Nomura Holdings, Inc.	125,400	698,485
Nomura Real Estate Holdings, Inc.	4,500	83,485
Nomura Real Estate Master Fund, Inc. (I)	121	150,401
Nomura Research Institute, Ltd.	3,520	135,181
NSK, Ltd.	17,815	193,577
NTT Data Corp.	4,500	217,558
NTT DOCOMO, Inc.	48,900	1,003,017
NTT Urban Development Corp.	2,200	21,138
Obayashi Corp.	22,000	202,998
OBIC Company, Ltd.	2,200	116,456
Odakyu Electric Railway Company, Ltd.	23,000	247,637
OJI Holdings Corp.	30,000	120,570
Olympus Corp.	9,000	354,318
Omron Corp.	7,100	236,763
Ono Pharmaceutical Company, Ltd.	2,900	517,104
Oracle Corp. Japan	1,500	69,840
ORIX Corp.	47,800	670,561
Osaka Gas Company, Ltd.	69,000	249,224
Otsuka Corp.	2,200	108,072
Otsuka Holdings Company, Ltd.	14,400	511,617
Panasonic Corp.	78,000	790,726
Park24 Company, Ltd.	3,300	79,951
Rakuten, Inc. (I)	32,500	374,327
Recruit Holdings Company, Ltd.	5,000	146,969
Resona Holdings, Inc.	82,100	398,697
Ricoh Company, Ltd.	24,000	247,123
Rinnai Corp.	1,200	106,324
Rohm Company, Ltd.	3,800	192,473
Ryohin Keikaku Company, Ltd.	800	162,009
Sankyo Company, Ltd.	1,900	70,923
Sanrio Company, Ltd.	1,700	39,939
Santen Pharmaceutical Company, Ltd.	14,000	230,488
SBI Holdings, Inc.	8,013	86,467
Secom Company, Ltd.	7,700	521,827
SEGA Sammy Holdings, Inc.	6,900	64,538
Seibu Holdings, Inc.	4,000	81,689
Seiko Epson Corp.	9,400	144,752
Sekisui Chemical Company, Ltd.	17,000	221,957
Sekisui House, Ltd.	20,000	336,275
Seven & I Holdings Company, Ltd.	26,100	1,194,977
Seven Bank Ltd.	20,400	89,464
Shikoku Electric Power Company, Inc.	6,400	99,976
61

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Shimadzu Corp.	9,000	$150,659
Shimamura Company, Ltd.	700	81,976
Shimano, Inc.	2,600	399,252
Shimizu Corp.	20,000	163,085
Shin-Etsu Chemical Company, Ltd.	14,600	793,742
Shinsei Bank, Ltd.	69,000	126,980
Shionogi & Company, Ltd.	10,300	465,871
Shiseido Company, Ltd.	12,400	257,283
Showa Shell Sekiyu KK	6,845	55,856
SMC Corp.	1,900	493,494
SoftBank Group Corp.	33,700	1,700,853
Sohgo Security Services Company, Ltd.	2,100	98,488
Sompo Japan Nipponkoa Holdings, Inc.	11,500	377,599
Sony Corp.	44,000	1,081,379
Sony Financial Holdings, Inc.	5,800	103,746
Stanley Electric Company, Ltd.	4,500	98,719
Sumitomo Chemical Company, Ltd.	49,000	281,412
Sumitomo Corp.	41,300	421,067
Sumitomo Dainippon Pharma Company, Ltd.	7,200	84,827
Sumitomo Electric Industries, Ltd.	26,500	374,202
Sumitomo Heavy Industries, Ltd.	20,010	89,702
Sumitomo Metal Mining Company, Ltd.	17,000	206,362
Sumitomo Mitsui Financial Group, Inc.	44,000	1,660,606
Sumitomo Mitsui Trust Holdings, Inc.	117,000	443,118
Sumitomo Realty & Development Company, Ltd.	13,000	371,055
Sumitomo Rubber Industries, Ltd.	7,100	92,324
Suntory Beverage & Food, Ltd.	5,000	218,881
Suruga Bank, Ltd.	6,000	123,652
Suzuken Company, Ltd.	2,640	100,326
Suzuki Motor Corp.	13,000	394,990
Sysmex Corp.	4,800	307,894
T&D Holdings, Inc.	18,800	248,038
Taiheiyo Cement Corp.	42,000	122,653
Taisei Corp.	37,000	243,718
Taisho Pharmaceutical Holdings Company, Ltd.	1,200	84,751
Taiyo Nippon Sanso Corp.	7,100	64,211
Takashimaya Company, Ltd.	11,181	100,690
Takeda Pharmaceutical Company, Ltd.	27,200	1,356,178
TDK Corp.	4,000	256,176
Teijin, Ltd.	32,000	109,052
Terumo Corp.	10,500	325,431
The Bank of Kyoto, Ltd.	13,000	120,558
The Bank of Yokohama, Ltd.	44,000	269,703
The Chiba Bank, Ltd.	22,000	156,117
The Chugoku Bank, Ltd.	6,000	80,062
The Chugoku Electric Power Company, Inc.	12,400	163,722
The Dai-ichi Life Insurance Company, Ltd.	37,100	617,258
The Gunma Bank, Ltd.	14,000	81,399
The Hachijuni Bank, Ltd.	13,000	79,560
The Hiroshima Bank, Ltd.	14,000	79,573
The Iyo Bank, Ltd.	10,000	97,157
The Joyo Bank, Ltd.	23,000	108,764
The Oriental Land Company, Ltd.	7,200	435,575
The Shizuoka Bank, Ltd.	17,000	164,867
The Yokohama Rubber Company, Ltd.	5,000	76,789
THK Company, Ltd. (I)	4,000	74,136
Tobu Railway Company, Ltd.	40,000	197,297
Toho Company, Ltd.	4,567	126,379
Toho Gas Company, Ltd.	14,000	90,415
Tohoku Electric Power Company, Inc.	18,500	231,274
Tokio Marine Holdings, Inc.	23,300	899,954
Tokyo Electric Power Company, Inc. (I)	54,500	313,825

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Tokyo Electron, Ltd.	5,800	$351,392
Tokyo Gas Company, Ltd.	78,000	366,506
Tokyo Tatemono Company, Ltd.	7,500	81,629
Tokyu Corp.	39,000	308,193
Tokyu Fudosan Holdings Corp.	15,000	94,018
TonenGeneral Sekiyu KK	10,000	84,420
Toppan Printing Company, Ltd.	16,000	147,411
Toray Industries, Inc.	49,000	455,334
Toshiba Corp. (I)	138,000	283,621
TOTO Ltd.	4,500	158,094
Toyo Seikan Group Holdings, Ltd.	4,800	89,036
Toyo Suisan Kaisha, Ltd.	4,000	139,410
Toyoda Gosei Company, Ltd.	2,466	56,020
Toyota Industries Corp.	6,100	326,188
Toyota Motor Corp.	93,800	5,776,112
Toyota Tsusho Corp.	7,900	184,803
Trend Micro, Inc. (I)	4,000	162,309
Unicharm Corp.	12,900	263,440
United Urban Investment Corp.	85	115,392
USS Company, Ltd.	7,770	116,751
West Japan Railway Company	6,100	421,651
Yahoo Japan Corp.	52,400	213,001
Yakult Honsha Company, Ltd.	2,843	139,150
Yamada Denki Company, Ltd.	19,300	83,367
Yamaguchi Financial Group, Inc.	7,000	82,930
Yamaha Corp.	6,700	161,834
Yamaha Motor Company, Ltd.	8,100	181,564
Yamato Holdings Company, Ltd.	12,800	271,208
Yamazaki Baking Company, Ltd.	4,000	89,943
Yaskawa Electric Corp.	9,000	122,460
Yokogawa Electric Corp.	7,686	92,431
		99,977,080
Jersey, Channel Islands - 0.0%
Randgold Resources Ltd.	3,491	215,070
Luxembourg - 0.2%
ArcelorMittal (L)	36,457	156,820
Millicom International Cellular SA	2,700	154,926
RTL Group SA	1,422	118,418
SES SA	11,632	326,732
Tenaris SA	16,418	194,412
		951,308
Macau - 0.1%
MGM China Holdings, Ltd.	35,912	44,634
Sands China, Ltd.	88,800	301,049
Wynn Macau, Ltd.	61,415	71,351
		417,034
Malaysia - 0.7%
AirAsia BHD	21,700	6,492
Alliance Financial Group BHD	53,600	44,379
AMMB Holdings BHD	59,087	62,180
Astro Malaysia Holdings BHD	78,000	49,991
Axiata Group BHD	94,228	140,422
Berjaya Sports Toto BHD	11,624	8,252
British American Tobacco Malaysia BHD	4,300	56,084
Bumi Armada BHD	83,400	19,763
CIMB Group Holdings BHD	178,448	188,153
Dialog Group BHD	166,000	61,696
DiGi.Com BHD	110,800	139,114
Felda Global Ventures Holdings BHD	39,000	15,462
Gamuda BHD	62,000	67,160
Genting BHD	72,900	124,332
62

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
Genting Malaysia BHD	105,700	$107,681
Genting Plantations BHD	15,000	36,992
Hong Leong Bank BHD	23,269	72,506
Hong Leong Financial Group BHD	6,104	19,798
IHH Healthcare BHD	71,800	110,000
IJM Corp. BHD	87,420	68,731
IOI Corp. BHD	114,466	118,551
IOI Properties Group BHD	66,770	34,909
Kuala Lumpur Kepong BHD	17,150	91,218
Lafarge Malaysia BHD	9,360	19,350
Malayan Banking BHD	190,254	371,531
Malaysia Airports Holdings BHD	34,427	44,836
Maxis BHD	67,200	106,180
MISC BHD	26,280	57,133
Petronas Chemicals Group BHD	99,800	168,578
Petronas Dagangan BHD	12,200	70,695
Petronas Gas BHD	21,200	112,140
PPB Group BHD	17,700	65,345
Public Bank BHD	97,378	419,584
RHB Capital BHD	22,364	29,473
Sapurakencana Petroleum BHD	80,300	37,673
Sime Darby BHD	102,681	184,501
Telekom Malaysia BHD	42,705	67,294
Tenaga Nasional BHD	124,350	385,011
UEM Sunrise BHD	36,187	9,403
UMW Holdings BHD	25,500	46,646
YTL Corp. BHD	153,792	56,113
YTL Power International BHD	51,383	17,679
		3,913,031
Malta - 0.0%
BGP Holdings PLC (I)	271,827	15,066
Brait SE (I)	14,080	151,906
		166,972
Mexico - 1.0%
Alfa SAB de CV, Class A	97,680	193,439
America Movil SAB de CV, Series L	1,087,332	763,394
Arca Continental SAB de CV	7,500	45,558
Cemex SAB de CV (I)	452,431	246,764
Coca-Cola Femsa SAB de CV, Series L	15,312	109,546
Controladora Comercial Mexicana SAB de CV	20,600	56,680
El Puerto de Liverpool SAB de CV	4,600	56,248
Fibra Uno Administracion SA de CV	71,200	156,946
Fomento Economico Mexicano SAB de CV	69,820	651,348
Fresnillo PLC	7,504	78,020
Gentera SAB de CV	28,000	53,857
Gruma SAB de CV, Class B	6,000	84,417
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	18,400	162,535
Grupo Aeroportuario del Sureste SAB de CV, B Shares	9,800	138,836
Grupo Bimbo SAB de CV, Series A (I)	63,384	168,330
Grupo Carso SAB de CV, Series A1	17,777	74,266
Grupo Financiero Banorte SAB de CV	94,062	517,397
Grupo Financiero Inbursa SAB de CV, Series O	64,238	116,329
Grupo Financiero Santander Mexico SAB de CV, Class B	65,000	113,824
Grupo Mexico SAB de CV, Series B	132,866	283,625
Grupo Televisa SAB	91,626	501,711
Industrias Penoles SAB de CV	4,883	50,228
Kimberly-Clark de Mexico SAB de CV, Class A	56,178	131,070
Mexichem SAB de CV	31,640	71,029

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
OHL Mexico SAB de CV (I)	27,000	$28,419
Promotora y Operadora de Infraestructura
SAB de CV (I)	9,800	115,386
Telesites SAB (I)	5,467	3,565
Wal-Mart de Mexico SAB de CV	199,088	502,500
		5,475,267
Netherlands - 2.6%
Aegon NV	67,349	380,892
AerCap Holdings NV (I)	3,047	131,509
Akzo Nobel NV	8,569	572,572
Altice NV, Class A (I)	9,579	133,886
Altice NV, Class B (I)	3,193	44,977
ASML Holding NV	12,384	1,100,343
Boskalis Westminster NV	2,648	108,018
Gemalto NV	2,994	179,647
Heineken Holding NV	3,458	266,222
Heineken NV	7,902	673,388
ING Groep NV	134,847	1,824,495
Koninklijke Ahold NV	28,617	603,634
Koninklijke DSM NV	6,605	331,212
Koninklijke KPN NV	114,399	432,701
Koninklijke Philips NV	34,071	869,642
Koninklijke Vopak NV	2,830	121,874
NN Group NV	8,192	289,039
NXP Semiconductors NV (I)	4,101	345,509
OCI NV (I)	3,633	89,705
QIAGEN NV (I)	8,422	228,273
Randstad Holding NV	4,700	292,677
Royal Dutch Shell PLC, A Shares	139,459	3,158,648
Royal Dutch Shell PLC, B Shares	83,701	1,907,635
Steinhoff International Holdings NV	78,071	396,337
TNT Express NV	12,285	103,917
Wolters Kluwer NV	11,636	390,780
		14,977,532
New Zealand - 0.1%
Auckland International Airport, Ltd.	32,864	128,929
Contact Energy, Ltd.	8,664	28,042
Fletcher Building, Ltd.	23,909	119,819
Meridian Energy, Ltd.	43,320	70,645
Mighty River Power, Ltd.	24,155	45,833
Ryman Healthcare, Ltd.	12,940	75,097
Spark New Zealand, Ltd.	63,312	142,557
		610,922
Norway - 0.4%
DNB ASA	34,358	423,333
Gjensidige Forsikring ASA	6,934	110,980
Norsk Hydro ASA	44,388	164,995
Orkla ASA	33,366	263,222
Schibsted ASA, A Shares	2,593	85,249
Statoil ASA	39,875	556,128
Telenor ASA	26,027	433,833
Yara International ASA	6,981	300,241
		2,337,981
Peru - 0.1%
Compania de Minas Buenaventura SA, ADR (I)	2,364	10,118
Credicorp, Ltd.	2,134	207,681
Southern Copper Corp. (L)	4,674	122,085
		339,884
Philippines - 0.3%
Aboitiz Equity Ventures, Inc.	85,070	104,358
63

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Philippines (continued)
Aboitiz Power Corp.	72,200	$63,920
Ayala Corp.	7,160	114,752
Ayala Land, Inc.	253,800	185,521
Bank of the Philippine Islands	29,885	53,228
BDO Unibank, Inc.	64,484	143,338
Energy Development Corp.	244,436	32,106
Globe Telecom, Inc.	970	38,104
JG Summit Holdings, Inc.	85,100	132,432
Jollibee Foods Corp.	18,900	87,738
Megaworld Corp.	564,000	50,812
Metropolitan Bank & Trust Company	46,417	79,174
Philippine Long Distance Telephone Company	3,730	163,068
SM Investments Corp.	5,535	101,111
SM Prime Holdings, Inc.	241,744	111,169
Universal Robina Corp.	30,280	119,486
		1,580,317
Poland - 0.3%
Alior Bank SA (I)	2,380	40,249
Bank Handlowy w Warszawie SA	1,164	21,267
Bank Millennium SA (I)	12,341	17,481
Bank Pekao SA	4,928	179,984
Bank Zachodni WBK SA (I)	1,033	74,434
Boryszew SA	2,380	2,845
CCC SA	1,215	42,764
Cyfrowy Polsat SA (I)	6,360	33,807
Enea SA	3,933	11,286
Energa SA	7,178	23,108
Eurocash SA	2,447	30,156
Grupa Lotos SA (I)	3,293	22,651
KGHM Polska Miedz SA	5,681	91,636
LPP SA	42	59,351
mBank (I)	525	41,927
Orange Polska SA	26,179	43,710
PGE Polska Grupa Energetyczna SA	26,654	86,414
Polski Koncern Naftowy Orlen SA	11,432	196,794
Polskie Gornictwo Naftowe i Gazownictwo SA	63,078	82,327
Powszechna Kasa Oszczednosci Bank Polski SA (I)	30,479	211,696
Powszechny Zaklad Ubezpieczen SA	23,000	198,421
Synthos SA	14,988	14,501
Tauron Polska Energia SA	37,474	27,456
		1,554,265
Portugal - 0.1%
Banco Comercial Portugues SA (I)	1,442,578	76,446
EDP - Energias de Portugal SA	84,624	304,931
Galp Energia SGPS SA	15,169	177,003
Jeronimo Martins SGPS SA	7,332	95,407
		653,787
Russia - 0.7%
Gazprom PAO, ADR	251,662	923,600
Gazprom PAO, ADR	3,680	13,683
Lukoil PJSC, ADR	29,756	966,624
MMC Norilsk Nickel PJSC, ADR	39,185	497,454
Mobile TeleSystems PJSC, ADR	20,264	125,232
NovaTek OAO, GDR	3,606	297,008
Rosneft OAO, GDR (I)	30,000	104,574
Rosneft OAO, GDR	9,131	31,829
Sberbank of Russia PJSC, ADR (L)	34,900	200,085
Sberbank of Russia PJSC, ADR	40,000	231,600
Severstal PAO, GDR	4,250	35,509
Sistema JSFC, GDR	3,202	18,851

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Russia (continued)
Surgutneftegas OAO, ADR	22,274	$132,530
Surgutneftegas OAO, ADR	23,070	107,005
Tatneft PAO, ADR	7,986	211,208
VTB Bank OSJC, GDR	50,760	106,852
		4,003,644
Singapore - 1.0%
Ascendas Real Estate Investment Trust	70,864	113,571
CapitaLand Commercial Trust	71,000	67,363
CapitaLand Mall Trust	90,402	122,666
CapitaLand, Ltd.	89,999	211,542
City Developments, Ltd.	14,000	75,315
ComfortDelGro Corp., Ltd.	70,000	149,889
DBS Group Holdings, Ltd.	62,194	728,883
Genting Singapore PLC	226,200	122,052
Global Logistic Properties, Ltd.	108,000	163,097
Golden Agri-Resources, Ltd.	284,496	67,956
Hutchison Port Holdings Trust	215,400	113,822
Jardine Cycle & Carriage, Ltd.	5,052	123,507
Keppel Corp., Ltd.	49,969	228,267
Oversea-Chinese Banking Corp., Ltd.	105,456	651,974
Sembcorp Industries, Ltd.	38,019	81,493
Sembcorp Marine, Ltd. (L)	36,999	45,525
Singapore Airlines, Ltd.	23,140	182,331
Singapore Exchange, Ltd.	28,000	151,436
Singapore Press Holdings, Ltd.	59,500	164,921
Singapore Technologies Engineering, Ltd.	54,000	114,150
Singapore Telecommunications, Ltd.	279,840	721,502
StarHub, Ltd.	21,000	54,650
Suntec Real Estate Investment Trust	82,000	89,304
United Overseas Bank, Ltd.	44,650	615,581
UOL Group, Ltd.	25,367	111,175
Wilmar International, Ltd.	72,000	148,560
		5,420,532
South Africa - 1.4%
African Bank Investments, Ltd. (I)	52,291	1,048
Anglo American Platinum, Ltd. (I)	2,632	31,699
AngloGold Ashanti, Ltd. (I)	14,430	98,964
Aspen Pharmacare Holdings, Ltd. (I)	11,866	236,901
Barclays Africa Group, Ltd.	12,071	111,998
Barloworld, Ltd.	7,676	30,876
Coronation Fund Managers, Ltd.	8,138	27,872
Discovery, Ltd.	16,606	142,423
Exxaro Resources, Ltd.	4,891	13,894
FirstRand, Ltd.	118,126	322,833
Gold Fields, Ltd.	29,492	80,653
Growthpoint Properties, Ltd.	79,206	118,882
Hyprop Investments, Ltd.	8,505	56,923
Impala Platinum Holdings, Ltd. (I)	22,733	36,776
Imperial Holdings, Ltd.	6,917	53,618
Investec PLC	19,237	135,641
Investec, Ltd.	7,953	56,182
Liberty Holdings, Ltd.	4,754	35,382
Life Healthcare Group Holdings, Ltd.	41,342	93,844
Massmart Holdings, Ltd.	4,351	28,167
Mediclinic International, Ltd.	14,565	112,033
MMI Holdings, Ltd.	19,936	28,271
Mondi PLC	12,906	252,969
Mondi, Ltd.	4,137	81,868
Mr Price Group, Ltd.	8,969	115,991
MTN Group, Ltd.	59,164	509,660
Naspers, Ltd.	13,874	1,896,358
Nedbank Group, Ltd.	7,167	87,552
64

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Netcare, Ltd.	36,217	$79,322
New Europe Property Investments PLC	7,681	88,166
Pick n Pay Stores, Ltd.	7,147	30,021
Rand Merchant Insurance Holdings, Ltd.	31,391	78,471
Redefine Properties, Ltd.	125,271	78,635
Remgro, Ltd.	18,654	295,283
Resilient REIT, Ltd.	9,826	73,105
RMB Holdings, Ltd.	31,391	112,547
Sanlam, Ltd.	64,030	250,465
Sappi, Ltd. (I)	26,810	112,645
Sasol, Ltd.	19,396	523,649
Shoprite Holdings, Ltd.	16,492	152,832
Standard Bank Group, Ltd.	42,608	312,327
The Bidvest Group, Ltd.	11,166	237,001
The Foschini Group, Ltd.	6,632	52,113
The SPAR Group, Ltd.	5,706	67,892
Tiger Brands, Ltd.	6,286	128,758
Truworths International, Ltd.	18,481	108,946
Vodacom Group, Ltd.	13,061	128,725
Woolworths Holdings, Ltd.	33,746	218,312
		7,928,493
South Korea - 3.0%
AMOREPACIFIC Corp.	1,183	415,147
AMOREPACIFIC Group	770	96,197
BNK Financial Group, Inc.	6,581	46,883
Celltrion, Inc. (I)(L)	2,760	196,939
Cheil Worldwide, Inc. (I)	3,910	68,385
CJ CheilJedang Corp.	326	104,273
CJ Corp.	456	96,858
Coway Company, Ltd.	1,930	137,420
Daelim Industrial Company, Ltd.	877	49,520
Daewoo Engineering & Construction Company, Ltd. (I)	2,130	10,074
Daewoo International Corp.	1,626	22,391
Daewoo Securities Company, Ltd.	7,159	56,670
DGB Financial Group, Inc.	4,763	40,576
Dongbu Insurance Company, Ltd.	1,810	108,295
Doosan Corp.	163	12,248
Doosan Heavy Industries and Construction Company, Ltd.	2,030	35,323
E-Mart Company, Ltd.	817	131,095
GS Engineering & Construction Corp. (I)	1,468	24,323
GS Holdings Corp.	2,038	87,326
Hana Financial Group, Inc.	9,912	198,071
Hankook Tire Company, Ltd.	3,008	119,976
Hanon Systems	1,890	83,001
Hanssem Company, Ltd.	370	72,499
Hanwha Chemical Corp.	2,217	50,512
Hanwha Corp.	2,040	67,637
Hanwha Life Insurance Company, Ltd.	8,120	51,016
Hotel Shilla Company, Ltd.	1,190	77,920
Hyosung Corp.	1,033	102,167
Hyundai Department Store Company, Ltd.	494	52,946
Hyundai Development Company	2,360	77,120
Hyundai Engineering & Construction Company, Ltd.	2,649	63,593
Hyundai Glovis Company, Ltd.	539	87,821
Hyundai Heavy Industries Company, Ltd. (I)	1,587	117,301
Hyundai Marine & Fire Insurance Company, Ltd.	2,650	81,196
Hyundai Mipo Dockyard Company, Ltd. (I)	513	22,442
Hyundai Mobis Company, Ltd.	2,332	487,923
Hyundai Motor Company	5,356	675,519

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Hyundai Steel Company	2,189	$92,244
Hyundai Wia Corp.	644	60,891
Industrial Bank of Korea	7,080	74,032
Kakao Corp.	874	85,629
Kangwon Land, Inc.	4,000	130,554
KB Financial Group, Inc.	10,980	309,348
KB Financial Group, Inc., ADR (I)	2,772	77,256
KCC Corp.	196	69,143
KEPCO Plant Service & Engineering Company, Ltd.	700	52,951
Kia Motors Corp.	8,934	398,367
Korea Aerospace Industries, Ltd.	1,710	112,882
Korea Electric Power Corp.	6,370	269,879
Korea Electric Power Corp., ADR (I)	4,277	90,544
Korea Gas Corp.	1,166	36,382
Korea Investment Holdings Company, Ltd.	1,170	48,892
Korea Zinc Company, Ltd.	339	135,023
Korean Air Lines Company, Ltd. (I)	1,090	25,587
KT Corp. (I)	2,633	63,095
KT&G Corp.	3,640	323,469
Kumho Petrochemical Company, Ltd.	614	26,915
LG Chem, Ltd.	1,568	432,898
LG Corp.	3,654	219,651
LG Display Company, Ltd.	7,650	158,450
LG Display Company, Ltd., ADR (I)(L)	2,417	25,233
LG Electronics, Inc.	3,460	157,307
LG Household & Health Care, Ltd.	362	321,450
LG Innotek Company, Ltd.	210	17,456
LG Uplus Corp.	6,602	58,298
Lotte Chemical Corp.	562	114,675
Lotte Confectionery Company, Ltd.	20	38,776
Lotte Shopping Company, Ltd.	410	80,655
LS Corp.	793	26,962
Mirae Asset Securities Company, Ltd.	2,239	40,737
NAVER Corp.	965	538,122
NCSoft Corp.	632	113,934
NH Investment & Securities Company, Ltd.	3,944	33,371
OCI Company, Ltd.	650	40,982
Orion Corp.	143	141,250
POSCO	2,241	313,922
S-1 Corp.	810	68,725
S-Oil Corp.	1,778	119,102
Samsung C&T Corp. (I)	2,007	236,900
Samsung Card Company, Ltd.	1,490	39,008
Samsung Electro-Mechanics Company, Ltd.	2,318	123,160
Samsung Electronics Company, Ltd.	3,789	4,041,280
Samsung Fire & Marine Insurance Company, Ltd.	1,090	284,933
Samsung Heavy Industries Company, Ltd.	6,270	57,113
Samsung Life Insurance Company, Ltd.	3,008	281,097
Samsung SDI Company, Ltd.	1,793	172,370
Samsung SDS Company, Ltd.	930	200,031
Samsung Securities Company, Ltd.	2,498	87,670
Shinhan Financial Group Company, Ltd.	14,125	474,484
Shinhan Financial Group Company, Ltd., ADR (I)	350	11,757
Shinsegae Company, Ltd.	197	38,328
SK Holdings Company, Ltd.	1,335	272,000
SK Hynix, Inc.	19,510	504,001
SK Innovation Company, Ltd. (I)	2,274	249,392
SK Networks Company, Ltd.	3,090	14,334
SK Telecom Company, Ltd.	257	47,036
Woori Bank	12,174	91,053
65

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Yuhan Corp.	350	$80,742
		17,080,331
Spain - 2.4%
Abertis Infraestructuras SA	15,795	247,025
ACS Actividades de Construccion y Servicios SA	7,033	205,769
Aena SA (I)(S)	2,372	271,617
Amadeus IT Holding SA, A Shares	15,517	683,910
Banco Bilbao Vizcaya Argentaria SA	218,606	1,597,316
Banco de Sabadell SA (L)	173,919	308,237
Banco Popular Espanol SA	62,053	204,459
Banco Santander SA	21,368	105,397
Banco Santander SA	495,796	2,439,018
Bankia SA	160,432	186,698
Bankinter SA	23,159	164,229
CaixaBank SA	92,181	320,848
Distribuidora Internacional de Alimentacion SA (I)	23,600	139,196
Enagas SA	7,812	220,362
Endesa SA	10,933	219,641
Ferrovial SA	15,620	353,220
Gas Natural SDG SA	12,174	248,257
Grifols SA (I)	4,281	197,877
Grifols SA, B Shares (I)	427	13,838
Iberdrola SA	184,740	1,309,624
Industria de Diseno Textil SA	38,334	1,316,938
Mapfre SA	37,878	94,815
Red Electrica Corp. SA	4,146	346,316
Repsol SA	37,203	409,580
Telefonica SA	163,463	1,813,456
Zardoya Otis SA	5,962	69,729
		13,487,372
Sweden - 2.1%
Alfa Laval AB	10,314	188,293
Assa Abloy AB, B Shares	34,221	716,338
Atlas Copco AB, A Shares	23,341	572,433
Atlas Copco AB, B Shares	13,732	315,704
Boliden AB	10,826	181,381
Electrolux AB, Series B	9,396	226,701
Elekta AB, B Shares	15,376	130,648
Getinge AB, B Shares	6,512	170,584
Hennes & Mauritz AB, B Shares	33,066	1,176,167
Hexagon AB, B Shares	9,601	355,168
Husqvarna AB, B Shares	18,793	124,022
ICA Gruppen AB	2,659	96,565
Industrivarden AB, C Shares (I)	2,860	48,929
Investment AB Kinnevik, B Shares	7,421	228,576
Investor AB, B Shares	16,147	593,405
Lundin Petroleum AB (I)	8,518	122,909
Nordea Bank AB	100,775	1,105,679
Sandvik AB	40,462	352,708
Securitas AB, B Shares	10,739	164,209
Skandinaviska Enskilda Banken AB, A Shares	56,007	588,998
Skanska AB, B Shares	14,150	274,420
SKF AB, B Shares	15,548	251,120
Svenska Cellulosa AB, B Shares	19,945	578,008
Svenska Handelsbanken AB, A Shares	51,359	682,124
Swedbank AB, A Shares	32,393	713,410
Swedish Match AB	6,740	238,174
Tele2 AB, B Shares	12,690	126,551
Telefonaktiebolaget LM Ericsson, B Shares	105,801	1,020,060
TeliaSonera AB	82,426	409,318

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Volvo AB, B Shares	52,551	$487,282
		12,239,884
Switzerland - 7.2%
ABB, Ltd. (I)	76,786	1,370,447
Actelion, Ltd. (I)	3,610	501,587
Adecco SA (I)	5,898	403,675
Aryzta AG (I)	3,464	175,240
Baloise Holding AG	1,757	222,679
Barry Callebaut AG (I)	81	87,984
Chocoladefabriken Lindt & Sprungli AG	35	218,565
Chocoladefabriken Lindt & Sprungli AG	4	298,322
Cie Financiere Richemont SA	18,244	1,305,777
Coca-Cola HBC AG (I)	7,325	155,992
Credit Suisse Group AG (I)	53,382	1,149,953
Dufry AG (I)	1,420	168,955
EMS-Chemie Holding AG	281	123,667
Galenica AG	134	209,650
Geberit AG, ADR	1,296	438,959
Givaudan SA (I)	319	578,973
Glencore PLC	394,074	522,202
Julius Baer Group, Ltd. (I)	8,521	412,222
Kuehne + Nagel International AG	2,068	283,314
LafargeHolcim, Ltd. (I)	6,464	325,338
LafargeHolcim, Ltd. (I)	8,825	441,910
Lonza Group AG (I)	1,860	302,501
Nestle SA	109,355	8,117,996
Novartis AG	78,043	6,713,202
Pargesa Holding SA, ADR	1,375	86,867
Partners Group Holding AG	509	183,054
Roche Holding AG	24,096	6,677,204
Schindler Holding AG	1,670	279,389
Schindler Holding AG	806	135,923
SGS SA	194	368,697
Sika AG	74	267,421
Sonova Holding AG	1,863	236,701
STMicroelectronics NV	24,208	164,454
Sulzer AG	981	92,208
Swiss Life Holding AG (I)	1,089	293,322
Swiss Prime Site AG	2,297	179,388
Swiss Re AG	12,090	1,180,786
Swisscom AG	910	455,368
Syngenta AG	3,314	1,297,110
The Swatch Group AG	1,109	385,117
The Swatch Group AG	1,748	118,044
Transocean, Ltd. (L)	14,101	176,270
UBS Group AG	126,580	2,455,585
Wolseley PLC	8,816	478,825
Zurich Insurance Group AG (I)	5,321	1,366,965
		41,407,808
Taiwan - 2.1%
Acer, Inc. (I)	58,018	21,253
Advanced Semiconductor Engineering, Inc.	215,933	248,047
Advantech Company, Ltd.	1,991	12,750
Asia Cement Corp.	36,863	30,674
Asustek Computer, Inc.	24,952	206,025
AU Optronics Corp.	163,827	48,299
Catcher Technology Company, Ltd.	22,184	184,935
Cathay Financial Holdings Company, Ltd.	301,901	422,946
Chang Hwa Commercial Bank	92,614	44,106
Cheng Shin Rubber Industry Company, Ltd.	77,680	125,551
China Airlines, Ltd. (I)	26,874	9,795
China Development Financial Holdings Corp.	479,153	119,514
66

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
China Life Insurance Company, Ltd.	110,000	$83,999
China Steel Corp.	438,388	238,999
Chunghwa Telecom Company, Ltd.	141,148	425,208
Compal Electronics, Inc.	79,764	44,636
CTBC Financial Holding Company, Ltd.	599,135	306,758
Delta Electronics, Inc.	70,866	333,324
E.Sun Financial Holding Company, Ltd.	275,589	160,002
Eclat Textile Company, Ltd.	6,000	82,447
Eva Airways Corp. (I)	27,102	15,305
Evergreen Marine Corp Taiwan, Ltd.	8,886	3,574
Far Eastern New Century Corp.	64,875	50,683
Far EasTone Telecommunications Company, Ltd.	69,159	142,136
First Financial Holding Company, Ltd.	148,013	68,749
Formosa Chemicals & Fibre Corp.	119,212	267,418
Formosa Petrochemical Corp.	24,720	59,129
Formosa Plastics Corp.	154,086	359,702
Formosa Taffeta Company, Ltd.	5,000	4,545
Foxconn Technology Company, Ltd.	15,360	32,356
Fubon Financial Holding Company, Ltd.	211,112	287,161
Hon Hai Precision Industry Company, Ltd.	480,419	1,175,728
Hotai Motor Company, Ltd.	9,000	103,506
HTC Corp.	26,997	63,788
Hua Nan Financial Holdings Company, Ltd.	85,823	39,727
Innolux Corp.	100,841	30,310
Inotera Memories, Inc. (I)	79,000	66,636
Inventec Corp.	25,899	16,884
Largan Precision Company, Ltd.	3,143	215,059
Lite-On Technology Corp.	39,430	38,026
MediaTek, Inc.	49,340	373,183
Mega Financial Holding Company, Ltd.	387,134	249,590
Nan Ya Plastics Corp.	176,992	326,977
Novatek Microelectronics Corp.	7,361	28,657
Pan-International Industrial Corp.	328	129
Pegatron Corp.	32,989	71,750
Pou Chen Corp.	36,641	47,814
Powertech Technology, Inc.	13,149	25,927
President Chain Store Corp.	7,496	46,784
Quanta Computer, Inc.	92,771	148,827
Realtek Semiconductor Corp.	5,999	14,281
Shin Kong Financial Holding Company, Ltd.	107,046	23,190
Siliconware Precision Industries Company	54,855	86,626
SinoPac Financial Holdings Company, Ltd.	137,813	39,131
Synnex Technology International Corp.	23,741	23,034
Taishin Financial Holdings Company, Ltd.	87,836	30,348
Taiwan Cement Corp.	60,781	50,318
Taiwan Cooperative Financial Holding Company, Ltd.	65,074	27,105
Taiwan Fertilizer Company, Ltd.	13,000	16,958
Taiwan Mobile Company, Ltd.	62,257	189,066
Taiwan Semiconductor Manufacturing Company, Ltd.	858,227	3,702,598
Teco Electric & Machinery Company, Ltd.	16,000	12,749
Transcend Information, Inc.	6,608	17,163
Uni-President Enterprises Corp.	179,487	299,193
United Microelectronics Corp.	258,313	94,397
Wistron Corp.	39,026	21,895
Ya Hsin Industrial Company, Ltd. (I)	36,000	0
Yuanta Financial Holdings Company, Ltd.	189,267	69,425
Yulon Motor Company, Ltd.	17,510	15,940
		12,242,745
Thailand - 0.4%
Advanced Info Service PCL	48,400	203,649

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
Airports of Thailand PCL	15,000	$143,410
Bangkok Bank PCL	34,900	149,027
Banpu PCL	55,000	24,323
BEC World PCL	46,019	38,805
Charoen Pokphand Foods PCL	136,200	68,805
CP ALL PCL	173,500	188,405
Glow Energy PCL	27,900	56,980
IRPC PCL	528,400	62,663
Kasikornbank PCL	61,800	255,440
Krung Thai Bank PCL	164,375	75,809
PTT Exploration & Production PCL	60,147	95,378
PTT Global Chemical PCL	65,273	90,244
PTT PCL	34,300	230,986
Siam Cement PCL, Foreign Shares	11,300	142,615
Siam Commercial Bank PCL	70,748	233,373
Thai Oil PCL	28,800	52,494
True Corp. PCL (I)	200,000	37,017
		2,149,423
Turkey - 0.3%
Akbank TAS	67,697	155,231
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,117	52,571
Arcelik AS	6,139	29,388
BIM Birlesik Magazalar AS	8,214	144,584
Coca-Cola Icecek AS	2,884	36,727
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	17,803	15,849
Enka Insaat ve Sanayi AS	28,031	43,414
Eregli Demir ve Celik Fabrikalari TAS	30,186	31,412
Ford Otomotiv Sanayi AS	4,572	47,425
Haci Omer Sabanci Holding AS	31,762	90,039
KOC Holdings AS	25,423	95,215
TAV Havalimanlari Holding AS	4,656	29,023
Tupras Turkiye Petrol Rafinerileri AS (I)	4,998	119,204
Turk Hava Yollari (I)	25,366	64,161
Turk Telekomunikasyon AS	22,064	41,265
Turkcell Iletisim Hizmetleri AS	29,771	100,917
Turkiye Garanti Bankasi AS	86,216	210,037
Turkiye Halk Bankasi AS	25,911	92,094
Turkiye Is Bankasi, Class C	60,572	95,314
Turkiye Sise ve Cam Fabrikalari AS	37,023	40,464
Turkiye Vakiflar Bankasi TAO, Class D	22,351	29,292
Yapi ve Kredi Bankasi AS	35,813	40,303
		1,603,929
United Kingdom - 13.7%
3i Group PLC	36,258	256,846
Aberdeen Asset Management PLC	35,216	150,064
Admiral Group PLC	7,053	172,345
Aggreko PLC	9,826	132,276
Amec Foster Wheeler PLC	13,351	84,281
Anglo American PLC	48,446	212,544
ARM Holdings PLC	50,408	768,325
Ashtead Group PLC	17,291	284,574
Associated British Foods PLC	12,520	616,077
AstraZeneca PLC	43,836	2,961,023
Auto Trader Group PLC (S)	25,750	167,887
Aviva PLC	144,633	1,097,840
Babcock International Group PLC	8,659	129,584
BAE Systems PLC	112,391	827,485
Barclays PLC	583,602	1,878,492
Barratt Developments PLC	34,575	318,601
BG Group PLC	118,053	1,711,287
BP PLC	633,863	3,294,006
67

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
British American Tobacco PLC	64,730	$3,594,739
BT Group PLC	289,315	2,008,893
Bunzl PLC	11,962	331,880
Burberry Group PLC	16,791	295,423
Capita PLC	24,608	437,841
Carnival PLC	6,738	383,840
Centrica PLC	168,701	541,698
CNH Industrial NV	34,400	235,605
Cobham PLC	39,593	165,337
Compass Group PLC	59,446	1,030,100
Croda International PLC	5,115	229,179
Diageo PLC	87,108	2,378,738
Direct Line Insurance Group PLC	47,366	283,919
Dixons Carphone PLC	33,696	247,973
easyJet PLC	5,884	150,908
Fiat Chrysler Automobiles NV	31,182	433,053
G4S PLC	56,956	189,197
GKN PLC	59,980	272,183
GlaxoSmithKline PLC	168,946	3,412,027
Hammerson PLC	29,524	261,004
Hargreaves Lansdown PLC	8,843	196,321
HSBC Holdings PLC	694,317	5,481,121
ICAP PLC	23,327	175,095
IMI PLC	10,620	134,761
Imperial Tobacco Group PLC	33,056	1,745,951
Inmarsat PLC	15,909	266,707
InterContinental Hotels Group PLC	8,905	347,106
International Consolidated Airlines Group SA	27,874	249,841
Intertek Group PLC	6,301	257,754
Intu Properties PLC	32,358	151,175
ITV PLC	141,502	576,108
J Sainsbury PLC	44,909	171,024
Johnson Matthey PLC	7,427	290,530
Kingfisher PLC	87,104	421,889
Land Securities Group PLC	29,076	504,036
Legal & General Group PLC	208,997	824,687
Liberty Global PLC LiLAC, Class A (I)	51	2,110
Liberty Global PLC LiLAC, Class C (I)	125	5,375
Liberty Global PLC, Series A (I)	1,021	43,250
Liberty Global PLC, Series C (I)	2,519	102,700
Lloyds Banking Group PLC	1,977,694	2,128,002
London Stock Exchange Group PLC	10,826	438,002
Marks & Spencer Group PLC	60,423	402,311
Meggitt PLC (I)	29,631	163,601
Melrose Industries PLC	40,293	172,594
Merlin Entertainments PLC (S)	24,601	164,952
National Grid PLC	129,232	1,782,325
Next PLC	4,920	528,268
Old Mutual PLC	171,915	452,253
Pearson PLC	30,043	324,780
Persimmon PLC (I)	11,241	335,359
Petrofac, Ltd.	10,236	120,066
Provident Financial PLC	5,041	249,948
Prudential PLC	88,929	2,003,537
Reckitt Benckiser Group PLC	22,221	2,056,040
RELX NV	34,121	574,679
RELX PLC	38,312	675,671
Rexam PLC	25,267	225,370
Rio Tinto PLC	43,668	1,271,413
Rio Tinto, Ltd.	15,286	494,341
Rolls-Royce Holdings PLC (I)	66,406	562,490
Royal Bank of Scotland Group PLC (I)	113,690	505,362
Royal Mail PLC	28,114	184,144

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
RSA Insurance Group PLC	36,872	$231,423
SABMiller PLC	33,478	2,002,801
Schibsted ASA, B Shares (I)	3,056	97,266
Schroders PLC	4,282	187,548
Segro PLC	27,833	176,141
Severn Trent PLC	8,842	282,650
Sky PLC	36,284	594,798
Smith & Nephew PLC	33,067	589,326
Smiths Group PLC	15,034	207,905
Sports Direct International PLC (I)	9,639	81,914
SSE PLC	34,062	764,824
St. James’s Place PLC	17,965	266,273
Standard Chartered PLC	113,290	939,990
Standard Life PLC	70,816	405,531
Tate & Lyle PLC	18,516	163,096
Taylor Wimpey PLC	113,396	338,984
Tesco PLC (I)	289,494	636,102
The British Land Company PLC	35,305	408,512
The Sage Group PLC	40,707	361,687
The Weir Group PLC	7,289	107,067
Travis Perkins PLC	9,089	263,678
Unilever NV	56,233	2,449,424
Unilever PLC	44,353	1,902,407
United Utilities Group PLC	23,943	329,681
Vodafone Group PLC	920,108	2,983,714
Whitbread PLC	6,679	432,912
William Hill PLC	32,018	186,861
WM Morrison Supermarkets PLC	81,859	178,362
WPP PLC	44,426	1,021,883
		78,302,883
TOTAL COMMON STOCKS (Cost $503,260,815)		$569,262,177

PREFERRED SECURITIES - 0.9%
Brazil - 0.4%
Banco Bradesco SA	90,729	439,012
Banco do Estado do Rio Grande do Sul SA, B Shares	7,832	11,573
Braskem SA, A Shares	4,100	28,493
Centrais Eletricas Brasileiras SA, B Shares	4,300	11,294
Cia Brasileira de Distribuicao	2,538	26,724
Cia Energetica de Minas Gerais	26,542	40,921
Cia Energetica de Sao Paulo, B Shares	6,883	23,224
Cia Paranaense de Energia, B Shares	4,400	26,876
Gerdau SA	31,800	37,044
Itau Unibanco Holding SA	109,142	721,900
Itausa - Investimentos Itau SA	129,632	224,003
Lojas Americanas SA	19,570	95,402
Petroleo Brasileiro SA (I)	150,651	252,165
Telefonica Brasil SA	6,552	58,942
Usinas Siderurgicas de Minas Gerais SA, A Shares	10,150	3,946
Vale SA	71,900	184,208
		2,185,727
Germany - 0.4%
Bayerische Motoren Werke AG	1,808	151,268
Fuchs Petrolub SE	3,112	146,534
Henkel AG & Company KGaA	6,051	675,307
Porsche Automobil Holding SE	5,618	302,348
Volkswagen AG	5,713	824,844
		2,100,301
68

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
South Korea - 0.1%
Hyundai Motor Company	1,197	$106,542
Hyundai Motor Company	705	61,644
LG Chem, Ltd.	162	33,845
Samsung Electronics Company, Ltd.	706	652,618
		854,649
TOTAL PREFERRED SECURITIES (Cost $7,777,474)		$5,140,677

RIGHTS - 0.0%
Ascendas Real Estate Investment Trust (I)(N)	2,657	116
BNK Financial Group, Inc. (I)(N)	1,440	1,633
GCL-Poly Energy Holdings, Ltd. (I)(N)	32,200	166
Taiwan Glass Industry Corp. (I)(N)	491	0
Unione Di Banche Italiane Spa (I)(N)	27,462	0
TOTAL RIGHTS (Cost $0)		$1,915

SECURITIES LENDING COLLATERAL - 1.1%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	662,851	6,631,688
TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,631,799)		$6,631,688
Total Investments (International Equity Index Trust B)
(Cost $517,670,088) - 101.5%		$581,036,457
Other assets and liabilities, net - (1.5%)		(8,803,403)
TOTAL NET ASSETS - 100.0%		$572,233,054

International Growth Stock Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 95.6%
Australia - 4.8%
Amcor, Ltd.	860,167	$8,356,708
Aurizon Holdings, Ltd.	1,297,945	4,120,443
Brambles, Ltd.	441,617	3,698,490
CSL, Ltd.	53,070	4,046,031
		20,221,672
Belgium - 1.4%
Anheuser-Busch InBev NV	45,922	5,714,897
Brazil - 1.7%
BM&FBovespa SA	1,767,934	4,834,020
BRF SA	165,446	2,307,705
		7,141,725
Canada - 7.3%
Canadian National Railway Company	62,432	3,490,002
Cenovus Energy, Inc.	239,755	3,032,241
CGI Group, Inc., Class A (I)	240,959	9,647,415
Fairfax Financial Holdings, Ltd.	9,699	4,604,589
Great-West Lifeco, Inc.	123,260	3,075,933
Suncor Energy, Inc.	255,030	6,583,560
		30,433,740
China - 3.2%
Baidu, Inc., ADR (I)	33,199	6,275,939
Great Wall Motor Company, Ltd., H Shares	3,423,000	3,953,656

International Growth Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Industrial & Commercial Bank of China, Ltd., H Shares	5,491,000	$3,291,407
		13,521,002
Denmark - 2.9%
Carlsberg A/S, B Shares	82,101	7,273,466
Novo Nordisk A/S, B Shares	82,738	4,790,382
		12,063,848
France - 3.3%
Publicis Groupe SA	122,392	8,138,542
Schneider Electric SE	100,971	5,735,582
		13,874,124
Germany - 8.4%
Allianz SE	39,679	6,994,574
Deutsche Boerse AG	106,839	9,391,325
Deutsche Post AG	140,491	3,927,841
ProSiebenSat.1 Media SE	131,557	6,637,259
SAP SE	102,188	8,108,986
		35,059,985
Hong Kong - 3.3%
CK Hutchison Holdings, Ltd.	701,468	9,429,083
Galaxy Entertainment Group, Ltd.	1,430,000	4,480,651
		13,909,734
Israel - 2.8%
Teva Pharmaceutical Industries, Ltd., ADR	181,040	11,883,466
Japan - 8.0%
Denso Corp.	45,900	2,193,354
FANUC Corp.	20,700	3,566,400
Japan Tobacco, Inc.	232,100	8,521,266
Keyence Corp.	5,600	3,077,789
Komatsu, Ltd.	206,200	3,373,938
Toyota Motor Corp.	89,600	5,517,480
Yahoo Japan Corp.	1,793,400	7,290,000
		33,540,227
Mexico - 2.2%
Fomento Economico Mexicano SAB de CV, ADR	33,703	3,112,472
Grupo Televisa SAB, ADR	221,247	6,020,131
		9,132,603
Netherlands - 1.3%
Royal Dutch Shell PLC, B Shares	236,409	5,388,013
Singapore - 3.7%
Avago Technologies, Ltd.	63,938	9,280,601
United Overseas Bank, Ltd.	441,000	6,079,985
		15,360,586
South Korea - 1.4%
Samsung Electronics Company, Ltd.	5,667	6,044,322
Spain - 1.3%
Amadeus IT Holding SA, A Shares	119,011	5,245,396
Sweden - 4.5%
Getinge AB, B Shares	160,661	4,208,557
Investor AB, B Shares	187,998	6,908,961
Sandvik AB	222,791	1,942,071
Telefonaktiebolaget LM Ericsson, B Shares	578,820	5,580,581
		18,640,170
Switzerland - 8.9%
Cie Financiere Richemont SA	43,178	3,090,376
69

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Julius Baer Group, Ltd. (I)	123,723	$5,985,368
Novartis AG	34,714	2,986,073
Roche Holding AG	28,809	7,983,216
Syngenta AG	18,580	7,272,270
The Swatch Group AG	8,089	2,809,027
UBS Group AG	376,786	7,309,449
		37,435,779
Taiwan - 1.9%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,871,000	8,071,945
Thailand - 1.2%
Kasikornbank PCL, NVDR	1,163,400	4,835,784
Turkey - 0.8%
Akbank TAS	1,521,429	3,488,675
United Kingdom - 21.3%
Aberdeen Asset Management PLC	768,027	3,272,755
British American Tobacco PLC	182,589	10,139,967
Compass Group PLC	435,498	7,546,451
Informa PLC	455,963	4,120,765
Kingfisher PLC	1,239,541	6,003,732
Lloyds Banking Group PLC	4,427,699	4,764,211
Next PLC	39,379	4,228,182
RELX PLC	649,963	11,462,763
Sky PLC	931,790	15,274,692
Smith & Nephew PLC	353,440	6,299,070
Unilever NV	122,024	5,315,180
WPP PLC	456,730	10,505,665
		88,933,433
TOTAL COMMON STOCKS (Cost $356,312,084)		$399,941,126

SHORT-TERM INVESTMENTS - 4.4%
Money market funds - 4.4%
Fidelity Institutional Money Market Government Portfolio, 0.1200% (Y)	18,582,945	$18,582,945
TOTAL SHORT-TERM INVESTMENTS (Cost $18,582,945)		$18,582,945
Total Investments (International Growth Stock Trust)
(Cost $374,895,029) - 100.0%		$418,524,071
Other assets and liabilities, net - 0.0%		90,246
TOTAL NET ASSETS - 100.0%		$418,614,317

International Small Company Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.3%
Australia - 6.4%
Acrux, Ltd.	11,121	$6,066
Adelaide Brighton, Ltd.	30,493	104,832
AED Oil, Ltd. (I)	17,758	0
Ainsworth Game Technology, Ltd.	10,192	16,902
Alkane Resources, Ltd. (I)	4,753	811
ALS, Ltd.	9,183	24,991
Altium, Ltd.	4,532	15,328
Alumina, Ltd.	53,885	44,969
Ansell, Ltd.	7,661	118,724
AP Eagers, Ltd.	2,176	20,097

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
APN News & Media, Ltd. (I)	69,611	$26,357
ARB Corp., Ltd.	5,909	69,032
Arrium, Ltd. (I)	200,392	8,380
ASG Group, Ltd. (I)	16,688	14,307
Atlas Iron, Ltd. (I)	57,616	771
AUB Group, Ltd.	4,308	28,405
Ausdrill, Ltd.	16,467	3,043
Austal, Ltd.	23,155	26,325
Austin Engineering, Ltd. (I)	5,983	761
Australian Agricultural Company, Ltd. (I)	37,405	36,489
Australian Pharmaceutical Industries, Ltd.	14,352	20,106
Auswide Bank, Ltd.	607	2,588
Automotive Holdings Group, Ltd.	27,716	90,732
AWE, Ltd. (I)	36,008	13,048
Bank of Queensland, Ltd.	506	5,104
BC Iron, Ltd. (I)	10,606	803
Beach Energy, Ltd.	137,711	48,992
Bega Cheese, Ltd.	5,704	30,616
Billabong International, Ltd. (I)	4,296	7,648
Blackmores, Ltd. (L)	1,465	231,646
BlueScope Steel, Ltd.	12,984	41,451
Boral, Ltd.	16,324	69,794
Bradken, Ltd. (I)	10,103	3,541
Breville Group, Ltd.	7,320	39,554
Brickworks, Ltd.	1,798	20,567
Broadspectrum, Ltd. (I)	42,615	43,057
BT Investment Management, Ltd.	5,975	55,569
Cabcharge Australia, Ltd.	9,047	19,525
Cardno, Ltd.	7,798	6,532
Carnarvon Petroleum, Ltd. (I)	56,316	4,101
carsales.com, Ltd.	9,128	77,305
Cash Converters International, Ltd.	14,501	5,528
Cedar Woods Properties, Ltd.	2,505	7,393
Coal of Africa, Ltd. (I)	28,467	822
Compass Resources, Ltd. (I)	15,577	0
Corporate Travel Management, Ltd.	2,502	23,770
CSG, Ltd.	25,624	33,549
CSR, Ltd.	40,665	84,874
CuDeco, Ltd. (I)	8,580	6,909
Cue Energy Resources, Ltd. (I)	5,000	212
Data#3, Ltd.	9,073	6,985
Decmil Group, Ltd.	2,109	1,602
Domino’s Pizza Enterprises, Ltd.	4,094	170,815
Downer EDI, Ltd.	31,360	81,577
Drillsearch Energy, Ltd. (I)	35,948	15,959
DuluxGroup, Ltd.	25,567	123,017
DWS, Ltd.	12,684	10,515
Elders, Ltd. (I)	4,852	16,377
Energy Resources of Australia, Ltd. (I)	12,909	3,379
Energy World Corp., Ltd. (I)	75,962	12,716
ERM Power, Ltd.	7,077	8,058
Event Hospitality and Entertainment, Ltd.	8,898	106,427
Evolution Mining, Ltd.	36,587	37,176
Fairfax Media, Ltd.	171,716	114,209
Fantastic Holdings, Ltd.	4,687	7,480
Finbar Group, Ltd.	8,370	6,183
Fleetwood Corp., Ltd. (I)	5,216	4,744
FlexiGroup, Ltd.	20,305	44,314
Flight Centre Travel Group, Ltd.	471	13,584
G8 Education, Ltd.	17,385	44,956
GrainCorp, Ltd., Class A	13,614	85,025
Grange Resources, Ltd.	101,992	6,683
Greencross, Ltd.	5,654	27,449
70

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
GUD Holdings, Ltd.	8,928	$54,873
GWA Group, Ltd.	22,398	32,091
Hansen Technologies, Ltd.	7,995	19,950
Harvey Norman Holdings, Ltd.	16,485	49,833
Hills, Ltd.	29,039	7,188
Horizon Oil, Ltd. (I)	103,008	5,940
Iluka Resources, Ltd.	25,991	114,969
Imdex, Ltd. (I)	15,820	2,290
IMF Bentham, Ltd.	11,295	10,744
Independence Group NL	21,877	40,148
Infigen Energy (I)	81,696	26,179
Infomedia, Ltd.	15,337	8,053
International Ferro Metals, Ltd. (I)	24,339	323
Intrepid Mines, Ltd. (I)	5,915	513
InvoCare, Ltd.	6,652	57,870
IOOF Holdings, Ltd.	18,395	126,660
IRESS, Ltd.	10,359	75,002
JB Hi-Fi, Ltd.	9,468	133,992
Karoon Gas Australia, Ltd. (I)	6,513	8,323
Kingsgate Consolidated, Ltd. (I)	11,120	2,997
M2 Group, Ltd.	15,152	125,434
MACA, Ltd.	4,396	2,330
Macmahon Holdings, Ltd. (I)	112,440	7,105
Macquarie Atlas Roads Group	21,605	63,656
Magellan Financial Group, Ltd.	7,067	138,903
Mayne Pharma Group, Ltd. (I)	16,445	16,802
McMillan Shakespeare, Ltd.	5,664	54,550
McPherson’s, Ltd.	7,978	4,302
Medusa Mining, Ltd. (I)	8,127	2,138
Metals X, Ltd.	35,107	26,122
Metcash, Ltd. (I)(L)	66,572	77,726
Mincor Resources NL	19,890	3,171
Mineral Deposits, Ltd. (I)	5,861	873
Mineral Resources, Ltd.	9,687	28,015
MMA Offshore, Ltd.	23,329	4,290
Monadelphous Group, Ltd.	7,434	35,273
Mortgage Choice, Ltd.	6,422	8,824
Mount Gibson Iron, Ltd. (I)	62,063	8,137
Myer Holdings, Ltd.	63,302	54,747
Navitas, Ltd.	12,119	40,938
New Hope Corp., Ltd	6,039	8,087
nib Holdings, Ltd.	31,708	80,899
Northern Star Resources, Ltd.	42,401	86,223
NRW Holdings, Ltd. (I)	18,377	1,151
Nufarm, Ltd.	14,896	89,961
OceanaGold Corp.	21,200	40,448
Orora, Ltd.	19,720	32,028
OZ Minerals, Ltd.	18,232	53,301
OzForex Group, Ltd.	14,134	33,615
Pacific Brands, Ltd. (I)	68,225	38,917
Paladin Resources, Ltd. (I)	118,845	20,550
Panoramic Resources, Ltd.	26,277	3,520
Peet, Ltd.	13,800	10,348
Perpetual, Ltd.	3,182	107,112
Perseus Mining, Ltd. (I)	34,213	8,143
Platinum Asset Mangement, Ltd.	8,057	47,080
PMP, Ltd.	32,750	11,683
Premier Investments, Ltd.	6,565	67,404
Primary Health Care, Ltd.	44,046	74,527
Prime Media Group, Ltd.	17,812	6,389
Programmed Maintenance Services, Ltd.	19,345	34,658
Qube Holdings, Ltd.	21,736	37,732
RCR Tomlinson, Ltd.	10,520	16,737

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Reckon, Ltd.	11,034	$19,253
Regis Resources, Ltd.	20,593	34,865
Resolute Mining, Ltd. (I)	37,931	6,912
Retail Food Group, Ltd.	8,388	28,106
Ridley Corp., Ltd.	19,156	21,156
SAI Global, Ltd.	19,386	58,799
Sandfire Resources NL	8,888	36,038
Saracen Mineral Holdings, Ltd. (I)	53,338	23,850
Sedgman, Ltd.	11,057	7,272
SEEK, Ltd.	2,449	27,258
Select Harvests, Ltd.	4,873	30,007
Senex Energy, Ltd. (I)	87,382	8,834
Servcorp, Ltd.	5,074	25,897
Seven Group Holdings, Ltd.	7,850	31,369
Seven West Media, Ltd.	40,846	22,873
Sigma Pharmaceuticals, Ltd.	161,569	101,155
Silex Systems, Ltd. (I)	1,955	524
Silver Lake Resources, Ltd. (I)	29,625	3,915
Sirtex Medical, Ltd.	4,444	128,777
Slater & Gordon, Ltd. (L)	17,919	10,651
SMS Management & Technology, Ltd.	8,079	17,633
Southern Cross Media Group, Ltd.	51,441	42,479
Spark Infrastructure Group	117,770	163,809
Specialty Fashion Group, Ltd. (I)	12,034	5,246
St. Barbara, Ltd. (I)	33,049	34,514
Steadfast Group, Ltd.	11,756	13,281
STW Communications Group, Ltd.	25,254	14,650
Sundance Resources, Ltd. (I)	164,268	1,436
Super Retail Group, Ltd.	12,026	99,349
Tabcorp Holdings, Ltd.	39,373	134,058
Tassal Group, Ltd.	12,045	41,051
Technology One, Ltd.	18,112	64,956
Ten Network Holdings, Ltd. (I)	129,321	15,907
TFS Corp., Ltd.	19,836	22,752
The Prime Retirement & Aged
Care Property Trust (I)	14,396	0
The Reject Shop, Ltd.	2,561	20,299
The Star Entertainment Group, Ltd.	37,603	137,982
Tiger Resources, Ltd. (I)	92,816	3,349
Tox Free Solutions, Ltd.	9,372	19,087
Transpacific Industries Group, Ltd.	84,321	48,160
Treasury Wine Estates, Ltd.	8,032	48,225
Troy Resources, Ltd. (I)	11,840	1,777
UGL, Ltd. (I)	12,337	21,667
UXC, Ltd.	17,598	15,558
Veda Group, Ltd.	27,607	56,043
Village Roadshow, Ltd.	8,167	43,849
Virgin Australia Holdings, Ltd. (I)	359,466	1,310
Virgin Australia Holdings, Ltd. (I)	221,832	73,348
Virtus Health, Ltd.	2,849	13,410
Vocus Communications, Ltd.	9,824	53,567
Watpac, Ltd.	11,170	8,408
Webjet, Ltd.	7,994	32,008
Western Areas, Ltd.	16,601	26,896
White Energy Company, Ltd. (I)	9,845	932
Whitehaven Coal, Ltd. (I)	54,148	27,330
WorleyParsons, Ltd.	937	3,143
		6,857,923
Austria - 1.2%
AMAG Austria Metall AG (S)	304	10,585
ams AG	4,783	159,889
Austria Technologie & Systemtechnik AG	1,376	21,718
BUWOG AG (I)	1,984	43,038
71

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Austria (continued)
CA Immobilien Anlagen AG (I)	2,372	$43,382
Conwert Immobilien Invest SE (I)	4,312	65,781
DO & CO AG	303	32,866
EVN AG	1,566	17,849
Flughafen Wien AG	365	34,626
Kapsch TrafficCom AG	191	7,733
Lenzing AG	504	38,000
Mayr Melnhof Karton AG	713	88,438
Oesterreichische Post AG	3,023	110,359
Palfinger AG	1,137	32,479
Porr AG	356	10,749
Raiffeisen Bank International AG (I)	2,543	37,268
RHI AG	2,979	58,260
Rosenbauer International AG	174	12,567
S IMMO AG (I)	3,364	29,994
Schoeller-Bleckmann Oilfield Equipment AG	1,079	59,184
Semperit AG Holding	822	27,798
Strabag SE	893	22,838
Telekom Austria AG	1,309	7,167
UNIQA Insurance Group AG	3,130	25,506
Wienerberger AG	9,071	168,108
Zumtobel Group AG	5,975	150,522
		1,316,704
Belgium - 1.7%
Ablynx NV (I)	1,954	33,716
Ackermans & van Haaren NV	1,818	267,083
AGFA-Gevaert NV (I)	16,974	96,601
Banque Nationale de Belgique	12	42,954
Barco NV	967	64,691
Bekaert SA	276	8,505
BHF Kleinwort Benson Group (I)	2,083	12,938
bpost SA	704	17,274
Cie d’Entreprises CFE	687	81,400
Cie Immobiliere de Belgique SA	47	2,159
D’Ieteren SA	2,196	82,012
Deceuninck NV	7,720	20,425
Econocom Group SA (I)	4,944	45,805
Elia System Operator SA	2,673	124,280
Euronav NV	3,068	42,237
EVS Broadcast Equipment SA	811	25,529
Exmar NV	1,567	16,935
Fagron	1,839	14,062
Galapagos NV (I)	2,443	150,856
Gimv NV	23	1,159
Ion Beam Applications	1,305	48,002
Kinepolis Group NV	1,461	65,694
Lotus Bakeries	9	17,098
Melexis NV	1,616	88,028
Mobistar SA (I)	537	13,022
Nyrstar NV (I)(L)	19,307	33,404
Ontex Group NV	531	18,880
Recticel SA	2,296	13,981
Rezidor Hotel Group AB	8,485	31,281
Sipef SA	356	20,432
Tessenderlo Chemie NV (I)	2,049	61,199
ThromboGenics NV (I)	1,612	6,295
Umicore SA	4,011	168,207
Van de Velde NV	556	37,926
Viohalco SA (I)	7,173	12,549
		1,786,619
Bermuda - 0.2%
Frontline, Ltd.	3,470	9,951

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Bermuda (continued)
Hiscox, Ltd.	16,221	$251,481
		261,432
Cambodia - 0.1%
NagaCorp, Ltd.	104,000	65,509
Canada - 6.4%
5N Plus, Inc. (I)	3,515	3,074
Absolute Software Corp.	3,900	20,998
Advantage Oil & Gas, Ltd. (I)	11,500	58,427
Aecon Group, Inc.	5,300	58,948
Ag Growth International, Inc.	1,100	26,433
AGF Management, Ltd., Class B	6,598	24,796
AGT Food & Ingredients, Inc.	1,218	29,920
Aimia, Inc.	2,177	14,805
AirBoss of America Corp.	1,500	18,938
AKITA Drilling, Ltd., Class A	700	3,440
Alamos Gold, Inc., Class A	17,348	57,045
Alaris Royalty Corp.	781	13,264
Algonquin Power & Utilities Corp.	14,667	115,644
Alterra Power Corp. (I)	15,708	5,222
Altius Minerals Corp.	3,100	22,695
Altus Group, Ltd.	1,118	15,667
Americas Silver Corp. (I)	8,900	643
Asanko Gold, Inc. (I)	6,600	9,683
ATS Automation Tooling Systems, Inc. (I)	5,847	48,088
AuRico Metals, Inc. (I)	7,628	3,308
AutoCanada, Inc.	785	13,701
Avigilon Corp. (I)	2,600	25,743
B2Gold Corp. (I)	45,756	46,295
Badger Daylighting, Ltd.	2,322	40,979
Bankers Petroleum, Ltd. (I)	23,800	17,544
Bellatrix Exploration, Ltd. (I)	9,897	11,730
Birch Mountain Resources, Ltd. (I)	9,200	0
Birchcliff Energy, Ltd. (I)	9,700	28,322
Bird Construction, Inc.	495	4,651
Black Diamond Group, Ltd.	2,750	14,429
BlackPearl Resources, Inc. (I)	24,200	13,467
BMTC Group, Inc.	500	4,716
Bonavista Energy Corp.	1,069	1,406
Bonterra Energy Corp.	2,200	27,347
Boralex, Inc., Class A	1,600	16,720
Boulder Energy, Ltd. (I)	1,162	1,402
BRP, Inc. (I)	1,500	21,551
Calfrac Well Services, Ltd.	6,414	10,615
Canaccord Genuity Group, Inc.	6,371	23,528
Canacol Energy, Ltd. (I)	7,565	15,144
Canadian Energy Services & Technology Corp.	13,646	38,264
Canadian Western Bank	3,600	60,828
Canam Group, Inc.	2,800	28,107
Canexus Corp.	4,363	4,257
Canfor Corp. (I)	5,300	77,334
Canfor Pulp Products, Inc.	2,715	26,548
Canyon Services Group, Inc.	5,968	17,554
Capital Power Corp.	6,627	85,106
Capstone Infrastructure Corp.	7,754	20,342
Capstone Mining Corp. (I)	29,467	9,370
Cascades, Inc.	7,423	68,184
Cathedral Energy Services, Ltd.	2,500	867
Celestica, Inc. (I)	1,319	14,585
Centerra Gold, Inc.	13,742	65,448
Cequence Energy, Ltd. (I)	2,335	506
Chinook Energy, Inc. (I)	3,544	1,486
Cineplex, Inc.	2,800	96,220
72

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Claude Resources, Inc. (I)	10,900	$6,144
Clearwater Seafoods, Inc.	1,500	12,998
Cogeco Cable, Inc.	1,200	53,569
Cogeco, Inc.	545	20,186
Colliers International Group, Inc.	2,300	102,608
COM DEV International, Ltd.	8,800	38,477
Computer Modelling Group, Ltd.	5,720	37,122
Copper Mountain Mining Corp. (I)	8,800	2,830
Corridor Resources, Inc. (I)	4,930	1,603
Corus Entertainment, Inc., B Shares	6,604	51,545
Cott Corp.	8,900	98,024
Crew Energy, Inc. (I)	11,300	33,074
Delphi Energy Corp. (I)	20,245	13,022
Denison Mines Corp. (I)(L)	33,028	16,709
Detour Gold Corp. (I)	7,501	78,116
DirectCash Payments, Inc.	500	4,495
Dominion Diamond Corp.	7,361	75,222
Dorel Industries, Inc., Class B	2,700	61,134
Dundee Precious Metals, Inc. (I)	8,500	7,863
Enbridge Income Fund Holdings, Inc.	2,092	42,378
Endeavour Mining Corp. (I)	3,183	17,552
Endeavour Silver Corp. (I)	9,243	13,226
EnerCare, Inc.	3,602	41,547
Enerflex, Ltd.	4,700	45,142
Energy Fuels, Inc. (I)	730	2,163
Enghouse Systems, Ltd.	1,100	59,098
Ensign Energy Services, Inc.	9,500	50,669
Epsilon Energy, Ltd. (I)	3,000	4,987
Equitable Group, Inc.	653	24,304
Essential Energy Services, Ltd.	7,268	2,889
Evertz Technologies, Ltd.	1,712	21,652
Exco Technologies, Ltd.	2,900	35,461
Exeter Resource Corp. (I)	230	75
Extendicare, Inc.	6,230	43,448
Fiera Capital Corp.	1,035	8,482
Firm Capital Mortgage Investment Corp.	1,100	10,064
First Majestic Silver Corp. (I)	8,662	28,233
First National Financial Corp.	700	11,347
FirstService Corp.	2,300	92,918
Fortuna Silver Mines, Inc. (I)	8,670	19,487
Gamehost, Inc.	100	655
Genworth MI Canada, Inc.	953	18,320
Gibson Energy, Inc.	7,398	73,889
Glacier Media, Inc.	6,100	3,262
Gluskin Sheff + Associates, Inc.	2,500	37,635
GMP Capital, Inc.	3,026	10,278
goeasy, Ltd.	46	630
Golden Star Resources, Ltd. (I)(L)	27,300	4,636
Gran Tierra Energy, Inc. (I)	19,353	42,099
Granite Oil Corp.	1,167	6,815
Great Canadian Gaming Corp. (I)	3,900	43,603
Great Panther Silver, Ltd. (I)	14,100	7,133
Guyana Goldfields, Inc. (I)	6,600	14,691
Hanfeng Evergreen, Inc. (I)	200	0
Heroux-Devtek, Inc. (I)	1,600	14,860
High Liner Foods, Inc.	1,773	19,925
Home Capital Group, Inc.	679	13,210
Horizon North Logistics, Inc.	8,109	13,244
HudBay Minerals, Inc.	18,257	70,062
IAMGOLD Corp. (I)	24,428	34,779
IMAX Corp. (I)	1,202	42,719
Imperial Metals Corp. (I)	4,600	22,141
Innergex Renewable Energy, Inc.	7,256	59,414

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Interfor Corp. (I)	4,720	$47,892
International Tower Hill Mines, Ltd. (I)	2,300	449
Intertape Polymer Group, Inc.	4,500	60,783
Just Energy Group, Inc. (L)	11,140	79,543
K-Bro Linen, Inc.	600	22,094
KAB Distribution, Inc. (I)	7,076	0
Kelt Exploration, Ltd. (I)	1,454	4,455
Killam Properties, Inc. (I)	4,876	37,036
Kingsway Financial Services, Inc. (I)	2,025	9,147
Kirkland Lake Gold, Inc. (I)	9,062	31,698
Knight Therapeutics, Inc. (I)	1,000	5,579
Lake Shore Gold Corp. (I)	40,100	32,458
Laurentian Bank of Canada	2,914	101,717
Leon’s Furniture, Ltd.	2,083	21,196
Lightstream Resources, Ltd. (I)	12,560	2,360
Liquor Stores N.A., Ltd.	1,500	9,074
Long Run Exploration, Ltd.	6,886	1,792
Lucara Diamond Corp.	19,784	32,170
MacDonald Dettwiler & Associates, Ltd.	683	41,097
Major Drilling Group International, Inc.	6,800	21,525
Mandalay Resources Corp.	9,500	4,394
Manitoba Telecom Services, Inc.	2,120	45,611
Maple Leaf Foods, Inc.	5,183	88,999
Martinrea International, Inc.	7,093	53,875
Medical Facilities Corp.	2,104	21,881
Mitel Networks Corp. (I)	7,200	55,521
Morneau Shepell, Inc.	3,098	32,420
MTY Food Group, Inc.	1,000	23,437
Mullen Group, Ltd.	6,082	61,580
Nautilus Minerals, Inc. (I)	24,663	4,991
Nevsun Resources, Ltd.	10,158	27,529
New Flyer Industries, Inc.	2,279	46,644
New Gold, Inc (I)	11,200	26,063
Newalta Corp.	4,200	10,593
Norbord, Inc.	1,572	30,617
Northland Power, Inc.	6,966	93,941
NuVista Energy, Ltd. (I)	10,105	29,723
Osisko Gold Royalties, Ltd.	395	3,902
Painted Pony Petroleum, Ltd. (I)	7,448	18,732
Pan American Silver Corp.	5,400	35,162
Parex Resources, Inc. (I)	8,116	59,593
Parkland Fuel Corp.	4,934	83,048
Pason Systems, Inc.	5,200	72,868
Penn West Petroleum, Ltd.	3,746	3,167
Perpetual Energy, Inc. (I)	1,456	53
PHX Energy Services Corp.	1,500	2,558
Pizza Pizza Royalty Corp.	229	2,259
Platinum Group Metals, Ltd. (I)	5,000	705
Polymet Mining Corp. (I)	11,854	9,338
Precision Drilling Corp.	7,720	30,518
Premium Brands Holdings Corp.	1,400	38,640
Primero Mining Corp. (I)	8,118	18,305
Pulse Seismic, Inc.	2,882	4,624
QLT, Inc. (I)	100	264
Questerre Energy Corp., Class A (I)	19,444	2,529
Reitmans Canada, Ltd., Class A	3,200	9,412
Richelieu Hardware, Ltd.	1,800	88,276
Richmont Mines, Inc. (I)	2,000	6,418
RMP Energy, Inc. (I)	10,900	12,052
Rocky Mountain Dealerships, Inc.	100	451
Rogers Sugar, Inc.	4,174	12,790
RONA, Inc.	10,209	91,119
Rubicon Minerals Corp. (I)	15,700	1,362
73

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Russel Metals, Inc.	4,789	$55,618
Sabina Gold & Silver Corp. (I)	2,375	1,253
Sandstorm Gold, Ltd. (I)	9,631	25,057
Sandvine Corp. (I)	11,600	29,677
Savanna Energy Services Corp.	5,561	4,943
Secure Energy Services, Inc.	8,754	52,890
SEMAFO, Inc. (I)	19,490	49,440
ShawCor, Ltd.	1,073	21,767
Sherritt International Corp.	33,600	17,726
Sienna Senior Living, Inc.	1,555	18,138
Sierra Wireless, Inc. (I)	2,100	33,040
Silver Standard Resources, Inc. (I)	7,745	40,077
Sprott Resource Corp. (I)	9,300	3,159
Sprott, Inc.	9,900	17,028
Stantec, Inc.	422	10,467
Stella-Jones, Inc.	2,800	106,257
Stuart Olson Inc	1,600	6,579
Student Transportation, Inc. (L)	5,290	19,574
SunOpta, Inc. (I)	5,308	36,289
Superior Plus Corp. (L)	9,057	70,430
Surge Energy, Inc.	16,100	24,551
Taseko Mines, Ltd. (I)	16,100	5,643
Tembec, Inc. (I)	3,200	2,012
Teranga Gold Corp. (I)	12,432	4,293
Teranga Gold Corp. (I)	19,500	6,905
The Descartes Systems Group, Inc. (I)	6,000	120,720
The North West Company, Inc.	3,683	76,311
Timminco, Ltd. (I)	8,700	7
Timmins Gold Corp. (I)	6,378	876
TLC Vision Corp. (I)	3,400	9
TORC Oil & Gas, Ltd.	5,080	18,907
Toromont Industries, Ltd.	5,568	126,957
Torstar Corp., Class B	6,800	13,662
Total Energy Services, Inc.	3,609	35,368
TransAlta Corp.	16,304	57,854
TransAlta Renewables, Inc.	2,998	22,468
Transcontinental, Inc., Class A	5,983	74,631
TransForce, Inc.	5,885	100,415
TransGlobe Energy Corp.	5,600	10,158
Trican Well Service, Ltd. (I)	10,563	4,886
Trinidad Drilling, Ltd.	17,619	26,994
Uni-Select, Inc.	1,432	70,901
Valener, Inc.	1,589	20,682
Vecima Networks, Inc.	479	3,849
Wajax Corp.	1,300	15,774
Wesdome Gold Mines, Ltd. (I)	8,000	7,343
Western Energy Services Corp.	3,316	9,298
Western Forest Products, Inc.	25,850	42,221
Westshore Terminals Investment Corp.	4,189	35,269
Whistler Blackcomb Holdings, Inc.	1,860	33,538
Wi-LAN, Inc.	9,800	13,103
Winpak, Ltd.	1,977	65,095
Xtreme Drilling and Coil Services Corp. (I)	3,452	4,266
Yellow Pages, Ltd. (I)	200	2,207
ZCL Composites, Inc.	3,500	18,288
Zenith Epigenetics Corp. (I)	1,700	528
		6,872,624
China - 0.1%
Bund Center Investment, Ltd. (I)	152,000	18,608
China Gold International Resources Corp., Ltd. (I)	12,500	18,790

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
FIH Mobile, Ltd.	40,000	$15,223
		52,621
Cyprus - 0.0%
Songa Offshore (I)	30,800	3,399
Denmark - 2.2%
ALK-Abello A/S	491	62,479
Alm Brand A/S	7,955	55,920
Amagerbanken A/S (I)	25,580	0
Ambu A/S, Class B	1,232	37,523
Bang & Olufsen A/S (I)(L)	3,937	47,217
Bavarian Nordic A/S (I)	2,241	115,783
D/S Norden A/S (I)	2,246	39,824
Dfds A/S	2,755	106,938
FLSmidth & Company A/S (L)	2,430	84,430
Genmab A/S (I)	2,251	299,302
GN Store Nord A/S	7,647	138,781
IC Group A/S	807	29,580
Jyske Bank A/S (I)	1,995	90,237
Lan & Spar Bank A/S	225	13,546
NKT Holding A/S	2,489	128,483
PER Aarsleff A/S, Class B	138	42,299
Ringkjoebing Landbobank A/S	386	84,365
Rockwool International A/S, B Shares	501	70,421
Royal Unibrew A/S	3,390	137,775
Santa Fe Group A/S (I)	800	7,599
Schouw & Company A/S	1,093	61,345
SimCorp A/S	2,989	168,536
Solar A/S, B Shares	603	38,158
Spar Nord Bank A/S	8,852	78,214
Sydbank A/S	4,294	137,880
Topdanmark A/S (I)	5,572	158,313
Tryg A/S	1,036	20,587
United International Enterprises	65	9,983
Vestjysk Bank A/S (I)	155	175
William Demant Holdings A/S (I)	418	39,816
		2,305,509
Faroe Islands - 0.1%
Bakkafrost P/F	2,180	64,224
Finland - 2.5%
Ahlstrom OYJ	63	495
Alma Media OYJ (I)	4,110	13,381
Amer Sports OYJ	8,604	251,202
Apetit OYJ	696	9,602
Atria OYJ	1,021	10,034
BasWare OYJ	538	21,650
Cargotec OYJ, B Shares	3,898	145,416
Caverion Corp.	7,780	76,161
Citycon OYJ (I)	11,833	30,734
Cramo OYJ	2,993	61,780
Elisa OYJ	6,236	234,630
F-Secure OYJ	7,159	20,006
Finnair OYJ (I)	3,281	19,322
Fiskars OYJ ABP	3,244	66,211
HKScan OYJ, A Shares	316	1,304
Huhtamaki OYJ	6,248	226,725
Ilkka-Yhtyma OYJ	1,535	3,392
Kemira OYJ	8,272	97,393
Kesko OYJ, B Shares	3,706	129,903
Konecranes OYJ	3,959	97,989
Lassila & Tikanoja OYJ	1,447	28,524
Metsa Board OYJ	20,354	150,993
74

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Finland (continued)
Metso OYJ	3,447	$77,214
Nokian Renkaat OYJ	5,661	202,106
Olvi OYJ, A Shares	1,172	28,298
Oriola-KD OYJ, B Shares (I)	9,290	43,594
Orion OYJ, Class A	1,677	57,908
Orion OYJ, Class B	3,084	106,702
Outokumpu OYJ (I)	2,046	5,994
Outotec OYJ (L)	13,940	51,053
PKC Group OYJ	1,616	28,487
Poyry OYJ (I)	2,864	11,760
Raisio OYJ	8,267	38,018
Ramirent OYJ	4,765	33,224
Rapala VMC OYJ	2,298	11,852
Sanoma OYJ	1,738	7,357
Stockmann OYJ ABP, B Shares (I)	2,666	18,080
Technopolis OYJ	5,548	22,431
Tieto OYJ	3,984	106,431
Tikkurila OYJ	2,068	36,180
Uponor OYJ	4,437	65,455
Vaisala OYJ, A Shares	206	5,363
YIT OYJ	12,581	71,238
		2,725,592
France - 4.5%
ABC Arbitrage	1,757	9,796
Air France-KLM (I)	8,947	68,108
Akka Technologies	497	16,065
Albioma SA	1,869	30,371
Alten SA	1,830	105,901
Altran Technologies SA	10,778	144,351
APRIL SA	1,212	15,658
Arkema SA	1,681	117,668
Assystem	1,693	44,213
Beneteau SA	2,042	28,621
BioMerieux	482	57,515
Boiron SA	604	48,890
Bonduelle SCA	1,470	36,806
Burelle SA	28	23,165
Cegedim SA (I)	186	6,466
Cegid Group SA	446	25,259
CGG SA (I)(L)	8,577	25,011
Cie des Alpes	105	1,767
Derichebourg SA (I)	5,068	18,176
Eiffage SA	1,960	126,672
Electricite de Strasbourg SA	81	8,923
Elior (S)	783	16,404
Eramet (I)	341	10,917
Etablissements Maurel et Prom (I)	7,666	24,831
Euler Hermes Group	585	56,367
Faiveley Transport SA	600	62,190
Faurecia	3,465	138,842
Fimalac	610	51,708
Futuren SA (I)	4,793	3,077
GameLoft SE (I)	4,378	28,782
Gaztransport Et Technigaz SA	525	22,201
GL Events	213	3,852
Groupe Crit	163	10,087
Groupe Fnac SA (I)	507	29,858
Guerbet	272	19,145
Haulotte Group SA	962	14,476
Havas SA	5,290	44,511
Imerys SA	466	32,551
Interparfums SA	761	18,767
Ipsen SA	1,857	123,041

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
France (continued)
IPSOS	2,286	$52,651
Jacquet Metal Service	1,278	19,856
Korian SA	1,760	64,377
Lagardere SCA	7,152	213,427
Lectra	1,346	17,699
LISI	1,205	32,680
Manitou BF SA	880	13,491
Mersen	1,171	21,622
Metropole Television SA	4,400	75,664
Montupet	453	35,039
Naturex (I)	388	30,109
Neopost SA	2,259	55,123
Nexans SA (I)	2,392	87,296
Nexity SA	2,360	104,540
NextRadioTV	203	8,132
Nicox SA (I)	546	5,414
Orpea	2,836	227,068
Parrot SA (I)	755	22,129
Pierre & Vacances SA (I)	142	4,543
Plastic Omnium SA	4,529	143,963
Rallye SA (L)	1,771	27,519
Rexel SA	4,688	62,425
Robertet SA	135	32,688
Rubis SCA	2,665	202,266
Saft Groupe SA	2,157	65,743
Sartorius Stedim Biotech	289	110,849
Savencia SA	189	12,267
SEB SA	1,454	149,270
Seche Environnement SA	335	10,560
Societe Internationale de Plantations d’Heveas SA (I)	50	1,416
Societe Television Francaise 1	8,404	93,317
Solocal Group (I)(L)	1,735	12,985
Somfy SA	271	102,723
Sopra Steria Group	1,200	141,112
Stef SA	202	13,950
Synergie SA	557	16,084
Technicolor SA	12,585	102,146
Teleperformance	3,675	309,023
Thermador Groupe	96	9,048
Trigano SA	613	37,430
UBISOFT Entertainment (I)	7,613	220,330
Valneva SE (I)	1,912	7,889
Vetoquinol SA	56	2,398
Vicat	878	52,793
VIEL & Compagnie SA	6,040	22,845
Vilmorin & Compagnie SA	734	52,788
Virbac SA	350	83,525
		4,861,221
Gabon - 0.0%
Total Gabon	20	2,947
Germany - 6.1%
Aareal Bank AG	4,192	132,000
ADVA Optical Networking SE (I)	2,463	29,740
Amadeus Fire AG	558	45,496
Aurubis AG	2,832	143,402
Axel Springer SE	1,062	59,059
Balda AG	2,487	6,211
Bauer AG	314	5,924
BayWa AG	1,348	41,506
Bechtle AG	1,391	132,239
Bertrandt AG	394	47,266
75

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Bijou Brigitte AG	340	$21,034
Bilfinger SE	1,099	51,647
Biotest AG	714	14,513
Borussia Dortmund GmbH & Company KGaA	5,769	25,177
CANCOM SE	1,347	63,625
Carl Zeiss Meditec AG	1,949	60,388
CENTROTEC Sustainable AG	476	6,805
Cewe Stiftung & Company KGAA	626	37,041
comdirect bank AG	2,610	30,967
CompuGroup Medical AG	1,153	42,179
CTS Eventim AG & Company KGaA	3,354	132,985
Delticom AG	491	11,065
Deutsche Beteiligungs AG	423	13,646
Deutz AG	7,001	27,866
DMG Mori AG	3,570	147,408
Draegerwerk AG & Company KGaA	82	5,375
Drillisch AG	2,708	113,927
Duerr AG	1,941	154,043
Elmos Semiconductor AG	566	9,852
ElringKlinger AG	2,576	65,393
Evotec AG (I)	2,885	12,946
Fielmann AG	1,171	86,343
Fraport AG Frankfurt Airport
Services Worldwide	476	30,356
Freenet AG	8,192	276,439
Fuchs Petrolub SE	302	12,347
Gerresheimer AG	1,930	150,814
Gerry Weber International AG	2,449	33,912
Gesco AG	295	22,721
GFK SE	361	12,058
GFT Technologies SE	961	32,719
Grammer AG	1,191	35,209
GRENKELEASING AG	176	35,110
Hamburger Hafen und Logistik AG	2,218	33,794
Heidelberger Druckmaschinen AG (I)	18,003	44,136
HOCHTIEF AG	268	24,856
Homag Group AG	498	19,183
Hornbach Baumarkt AG	249	7,650
Indus Holding AG	2,123	102,122
Init Innovation In Traffic Systems AG	106	1,898
Isra Vision AG	212	14,792
Jenoptik AG	5,491	85,318
KION Group AG (I)	2,565	127,193
Kloeckner & Company SE	7,645	66,123
Koenig & Bauer AG (I)	182	6,487
Kontron AG (I)	4,988	16,353
Krones AG	1,102	131,219
KUKA AG (L)	1,891	169,219
KWS Saat SE	206	61,826
Lanxess AG	3,724	171,369
LEG Immobilien AG (I)	2,098	170,989
Leoni AG	3,125	122,829
LPKF Laser & Electronics AG (L)	2,164	16,865
Manz AG (I)	233	8,649
Medigene AG (I)	760	7,095
MLP AG	5,864	23,473
MTU Aero Engines AG	2,479	241,617
MVV Energie AG	884	20,622
Nemetschek AG	1,992	98,878
Nordex SE (I)	5,058	177,648
Norma Group SE	2,215	122,427
OHB SE	399	9,106
OSRAM Licht AG	2,844	118,820

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
PATRIZIA Immobilien AG (I)	2,167	$63,369
Pfeiffer Vacuum Technology AG	664	66,974
PNE Wind AG	4,544	10,245
Puma SE	194	41,747
QSC AG	6,549	10,707
Rational AG	233	105,762
Rheinmetall AG	3,081	204,801
Rhoen-Klinikum AG	3,597	107,906
SAF-Holland SA	4,007	54,248
Salzgitter AG	2,631	64,295
Schaltbau Holding AG	493	27,361
SGL Carbon SE (I)(L)	2,999	41,846
SHW AG	14	407
Singulus Technologies AG (I)	4,168	1,285
Sixt SE	1,292	65,730
SMA Solar Technology AG (I)	916	50,657
Software AG	4,608	131,337
STADA Arzneimittel AG	4,642	187,192
STRATEC Biomedical AG	58	3,828
Stroeer SE	2,153	135,179
Suedzucker AG	5,201	103,086
Suss Microtec AG (I)	2,259	20,417
TAG Immobilien AG	3,736	46,545
Takkt AG	2,476	49,573
Tom Tailor Holding AG (I)	710	4,009
Vossloh AG (I)	716	46,193
VTG AG	1,231	37,808
Wacker Chemie AG	578	48,327
Wacker Neuson SE	2,553	39,335
Washtec AG	850	28,100
Wincor Nixdorf AG	2,171	108,847
XING AG	155	28,603
		6,577,028
Gibraltar - 0.1%
888 Holdings PLC	12,231	32,911
Bwin Party Digital Entertainment PLC	46,527	88,547
		121,458
Greece - 0.0%
Alapis Holding Industrial & Commercial SA of Pharmaceutical Chemical Products (I)	3,303	147
TT Hellenic Postbank SA (I)	12,594	0
		147
Guernsey, Channel Islands - 0.0%
Raven Russia, Ltd. (I)	6,473	3,881
Hong Kong - 3.1%
Allied Group, Ltd.	6,000	29,818
Allied Properties HK, Ltd.	216,000	42,196
APAC Resources, Ltd. (I)	102,646	1,145
APT Satellite Holdings, Ltd.	32,250	25,897
Asia Financial Holdings, Ltd.	26,000	10,039
Asia Satellite Telecom Holdings Company, Ltd.	2,500	3,131
ASM Pacific Technology, Ltd.	2,000	15,615
Associated International Hotels, Ltd.	44,000	127,607
Bonjour Holdings, Ltd.	162,800	10,044
Bright Smart Securities & Commodities Group, Ltd.	26,000	7,971
Brightoil Petroleum Holdings, Ltd. (I)	33,000	11,003
Brockman Mining, Ltd. (I)	740,840	13,288
Burwill Holdings, Ltd. (I)	292,000	10,295
Cafe de Coral Holdings, Ltd.	26,000	76,194
Champion Technology Holdings, Ltd. (I)	545,220	9,016
76

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Chen Hsong Holdings	10,000	$2,352
Cheuk Nang Holdings, Ltd.	3,176	2,372
China Billion Resources, Ltd. (I)	97,920	0
China Energy Development Holdings, Ltd. (I)	634,000	12,559
China Metal International Holdings, Inc.	12,000	3,678
China Solar Energy Holdings, Ltd. (I)	42,500	987
China Wah Yan Healthcare, Ltd. (I)	99,900	1,616
Chow Sang Sang Holdings International, Ltd.	22,000	36,154
Chuang’s Consortium International, Ltd.	30,948	3,377
CITIC Telecom International Holdings, Ltd.	112,000	42,672
CK Life Sciences International Holdings, Inc.	282,000	25,351
CP Lotus Corp. (I)	220,000	5,491
Cross-Harbour Holdings, Ltd.	18,000	24,032
CSI Properties, Ltd	245,066	8,350
CST Mining Group, Ltd. (I)	2,210,240	25,800
Dah Sing Banking Group, Ltd.	34,400	60,625
Dah Sing Financial Holdings, Ltd.	15,720	78,238
Dickson Concepts International, Ltd.	29,000	10,760
EganaGoldpfeil Holdings, Ltd. (I)	103,373	0
Emperor Capital Group, Ltd.	192,000	15,718
Emperor Entertainment Hotel, Ltd.	40,000	7,304
Emperor International Holdings, Ltd.	97,333	17,887
Esprit Holdings, Ltd.	94,700	104,244
eSun Holdings, Ltd. (I)	74,000	6,185
Far East Consortium International, Ltd.	122,286	46,500
Future Bright Holdings, Ltd.	6,000	601
G-Resources Group, Ltd.	2,014,800	47,837
Get Nice Holdings, Ltd.	591,000	26,900
Giordano International, Ltd.	100,000	46,709
Global Brands Group Holding, Ltd. (I)	8,000	1,515
Glorious Sun Enterprises, Ltd.	64,000	8,897
Guotai Junan International Holdings, Ltd.	24,000	8,340
Haitong International Securities Group, Ltd.	108,665	66,259
Hang Fung Gold Technology, Ltd. (I)	90,000	0
Hanison Construction Holdings, Ltd.	18,294	3,597
Harbour Centre Development, Ltd.	38,000	65,370
HKR International, Ltd.	75,200	34,527
Hong Kong Aircraft Engineering Company, Ltd.	2,000	13,973
Hong Kong Ferry Holdings Company, Ltd.	29,000	34,367
Hongkong Chinese, Ltd.	66,000	11,198
Hopewell Holdings, Ltd.	13,000	46,573
Hsin Chong Construction Group, Ltd.	170,000	16,844
Hung Hing Printing Group, Ltd.	82,000	11,077
Hutchison Telecommunications Hong Kong Holdings, Ltd.	136,000	47,075
Imagi International Holdings, Ltd. (I)	106,250	1,469
IT, Ltd.	44,601	11,805
Johnson Electric Holdings, Ltd.	10,500	35,889
K Wah International Holdings, Ltd.	161,813	69,323
Kerry Logistics Network, Ltd.	7,500	10,909
Kowloon Development Company, Ltd.	22,000	21,721
Lai Sun Development Company, Ltd.	766,000	11,705
Lifestyle International Holdings, Ltd.	37,500	50,012
Lippo China Resources, Ltd.	36,000	1,250
Liu Chong Hing Investment, Ltd.	16,000	19,173
Luk Fook Holdings International, Ltd.	30,000	63,368
Man Wah Holdings, Ltd.	44,800	52,518
Mandarin Oriental International, Ltd.	8,000	12,388
Mason Financial Holdings, Ltd. (I)	640,000	31,507
Melco International Development, Ltd.	10,000	14,939
Midland Holdings, Ltd. (I)	48,000	19,788
New Times Energy Corp., Ltd. (I)	39,450	829

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
NewOcean Energy Holdings, Ltd.	106,000	$41,295
Noble Group, Ltd.	137,100	38,322
Orient Overseas International, Ltd.	3,000	14,359
Pacific Andes International Holdings, Ltd. (I)	328,006	6,179
Pacific Basin Shipping, Ltd.	166,000	36,332
Pacific Textiles Holdings, Ltd.	51,000	78,548
Paliburg Holdings, Ltd.	46,000	15,032
Paradise Entertainment, Ltd.	52,000	8,417
Peace Mark Holdings, Ltd. (I)	164,000	0
Pearl Oriental Oil, Ltd. (I)	186,000	9,863
Pico Far East Holdings, Ltd.	100,000	27,061
Playmates Holdings, Ltd.	7,800	9,114
Playmates Toys, Ltd.	8,000	2,014
Polytec Asset Holdings, Ltd.	150,000	13,690
PYI Corp., Ltd.	372,000	7,024
Regal Hotels International Holdings, Ltd.	36,000	21,583
Sa Sa International Holdings, Ltd. (L)	82,000	27,710
SEA Holdings, Ltd.	4,000	6,177
Shangri-La Asia, Ltd.	2,000	1,947
Shenwan Hongyuan HK, Ltd.	20,000	9,893
Shun Tak Holdings, Ltd.	144,250	54,154
Sing Tao News Corp., Ltd.	108,000	15,059
Singamas Container Holdings, Ltd.	114,000	11,555
Sitoy Group Holdings, Ltd.	14,000	5,831
SmarTone Telecommunications Holdings, Ltd.	31,500	47,673
SOCAM Development, Ltd. (I)	16,674	9,789
South China Holdings Company, Ltd. (I)	512,000	39,937
Stella International Holdings, Ltd.	25,000	62,092
Sun Hung Kai & Company, Ltd.	25,000	16,367
TAI Cheung Holdings, Ltd.	46,000	36,767
Tao Heung Holdings, Ltd.	14,000	3,860
Television Broadcasts, Ltd.	19,100	78,483
Texwinca Holdings, Ltd.	60,000	62,575
The Hongkong & Shanghai Hotels, Ltd.	1,500	1,670
Titan Petrochemicals Group, Ltd. (I)	500,000	15,871
Tradelink Electronic Commerce, Ltd.	50,000	11,502
Transport International Holdings, Ltd.	19,200	51,061
Trinity, Ltd.	74,000	10,935
United Laboratories International Holdings, Ltd. (I)	42,000	23,105
Upbest Group, Ltd.	148,000	43,325
Value Partners Group, Ltd.	62,000	72,066
Varitronix International, Ltd.	18,000	12,589
Victory City International Holdings, Ltd.	113,060	11,464
Vitasoy International Holdings, Ltd.	76,000	155,670
VST Holdings, Ltd.	75,200	20,330
VTech Holdings, Ltd.	6,900	71,441
Wai Kee Holdings, Ltd.	68,000	22,438
Wing Tai Properties, Ltd.	102,000	58,881
Xinyi Glass Holdings, Ltd.	159,000	92,909
YGM Trading, Ltd.	10,000	6,440
Yugang International, Ltd.	312,000	5,175
		3,361,337
India - 0.0%
Vedanta Resources PLC	2,671	10,759
Ireland - 1.3%
C&C Group PLC	31,161	125,509
DCC PLC	3,757	313,869
FBD Holdings PLC	1,839	13,223
Glanbia PLC	5,965	109,810
Grafton Group PLC	12,401	135,415
Greencore Group PLC	21,443	111,878
77

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Ireland (continued)
IFG Group PLC	8,615	$20,924
Irish Continental Group PLC	8,389	49,271
Kingspan Group PLC	8,802	232,072
Paddy Power PLC	986	131,688
UDG Healthcare PLC	18,184	160,319
		1,403,978
Isle of Man - 0.1%
Hansard Global PLC	6,816	11,351
Playtech PLC	8,420	103,086
		114,437
Israel - 0.8%
Africa Israel Investments, Ltd. (I)(L)	7,409	3,467
Airport City, Ltd. (I)	4,247	38,183
Amot Investments, Ltd.	4,144	13,312
Cellcom Israel, Ltd. (I)	1,966	12,231
Cellcom Israel, Ltd. (I)	825	5,115
Ceragon Networks, Ltd. (I)	220	269
Clal Biotechnology Industries, Ltd. (I)	3,950	3,295
Clal Insurance Enterprise Holdings, Ltd. (I)	1,968	24,026
Compugen, Ltd. (I)	1,251	7,843
Delek Automotive Systems, Ltd.	2,996	26,679
Delta Galil Industries, Ltd.	618	17,058
Electra, Ltd.	37	4,561
EZchip Semiconductor, Ltd. (I)	900	22,248
First International Bank of Israel, Ltd.	698	8,241
Frutarom Industries, Ltd.	2,853	153,180
Gilat Satellite Networks, Ltd. (I)	215	754
Hadera Paper, Ltd. (I)	244	7,210
Harel Insurance Investments & Financial Services, Ltd.	10,502	40,290
Israel Discount Bank, Ltd., Class A (I)	13,862	25,138
Ituran Location & Control, Ltd.	1,195	22,375
Jerusalem Oil Exploration (I)	782	30,623
Kamada, Ltd. (I)	1,616	6,765
Matrix IT, Ltd.	2,095	12,189
Mazor Robotics, Ltd. (I)	891	4,506
Melisron, Ltd.	701	22,436
Menorah Mivtachim Holdings, Ltd. (I)	1,766	15,158
Migdal Insurance & Financial Holding, Ltd.	13,577	9,876
Mivtach Shamir Holdings, Ltd.	397	7,212
Naphtha Israel Petroleum Corp., Ltd. (I)	2,030	9,977
Nova Measuring Instruments, Ltd. (I)	376	3,758
Oil Refineries, Ltd. (I)	53,675	21,220
Osem Investments, Ltd.	788	13,517
Partner Communications Company, Ltd. (I)	2,939	12,975
Paz Oil Company, Ltd.	378	59,392
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	449	20,617
Sapiens International Corp. NV	836	8,525
Shikun & Binui, Ltd.	16,067	25,342
Shufersal, Ltd. (I)	9,143	28,334
Strauss Group, Ltd.	806	11,999
The Phoenix Holdings, Ltd. (I)	2,821	6,286
Tower Semiconductor, Ltd. (I)	3,359	47,882
		814,064
Italy - 4.5%
A2A SpA	67,835	91,853
ACEA SpA	5,780	88,878
Amplifon SpA	9,264	80,249
Anima Holding SpA (S)	2,483	21,446
Ansaldo STS SpA	10,934	117,157

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
Arnoldo Mondadori Editore SpA (I)	12,613	$14,225
Ascopiave SpA	2,314	5,494
Astaldi SpA	4,499	27,365
Autogrill SpA (I)	9,730	92,731
Azimut Holding SpA	6,980	173,497
Banca Generali SpA	4,148	130,480
Banca IFIS SpA	1,301	40,531
Banca Popolare dell’Emilia Romagna SC	28,867	218,961
Banca Popolare dell’Etruria e del Lazio SC (I)	13,061	5,607
Banca Popolare di Milano Scarl	244,769	242,436
Banca Popolare di Sondrio Scarl	22,606	101,106
Banca Profilo SpA	24,032	7,012
Banco Popolare SC (I)	9,557	131,699
Biesse SpA	1,877	32,218
Brembo SpA	2,573	124,309
Buzzi Unicem SpA	4,611	82,654
Cairo Communication SpA	2,348	11,686
Cementir Holding SpA	6,150	39,121
CIR-Compagnie Industriali Riunite SpA (I)	39,165	41,037
Credito Emiliano SpA	9,474	70,010
Credito Valtellinese SC (I)	79,817	93,991
Danieli & C Officine Meccaniche SpA	1,823	34,778
Datalogic SpA	981	17,445
Davide Campari Milano SpA	14,723	127,293
De’Longhi SpA	2,796	83,519
DeA Capital SpA (I)	4,665	7,129
DiaSorin SpA	1,678	88,132
Ei Towers SpA	1,086	69,971
Engineering SpA	449	29,209
ERG SpA	6,865	92,821
Esprinet SpA	3,554	32,705
Eurotech SpA (I)	1,562	2,724
Falck Renewables SpA	20,060	24,044
FinecoBank Banca Fineco SpA	3,077	25,302
Geox SpA (I)	8,390	37,048
Gruppo Editoriale L’Espresso SpA (I)	18,304	20,019
Hera SpA	62,355	165,254
IMMSI SpA (I)	6,756	3,412
Industria Macchine Automatiche SpA	816	42,357
Interpump Group SpA	6,839	106,021
Iren SpA	48,658	78,523
Italcementi SpA	8,870	98,726
Italmobiliare SpA	827	37,752
Juventus Football Club SpA (I)	23,150	6,521
Landi Renzo SpA (I)	3,939	3,186
Maire Tecnimont SpA (I)	10,323	27,889
MARR SpA	2,608	53,886
Mediaset SpA	38,140	158,049
Moncler SpA	2,309	32,132
Parmalat SpA	10,974	28,458
Piaggio & C SpA	17,916	45,137
Prysmian SpA	8,789	192,033
Recordati SpA	6,917	180,471
Reply SpA	376	51,266
Safilo Group SpA (I)	2,378	27,519
Saipem SpA (I)(L)	6,390	51,649
Salini Impregilo SpA	8,412	36,371
Salvatore Ferragamo SpA	2,121	49,713
Saras SpA (I)	23,795	45,883
SAVE SpA	890	12,574
Societa Cattolica di Assicurazioni SCRL	14,793	117,158
Societa Iniziative Autostradali e Servizi SpA	5,263	55,927
Sogefi SpA (I)	3,551	8,317
78

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Italy (continued)
SOL SpA	2,802	$25,054
Tod’s SpA	382	30,149
Trevi Finanziaria Industriale SpA	9,838	19,465
Unipol Gruppo Finanziario SpA	18,195	93,588
Vittoria Assicurazioni SpA	2,112	23,037
Yoox Net-A-Porter Group SpA (I)	3,137	116,857
Zignago Vetro SpA	1,669	11,016
		4,813,242
Japan - 23.0%
Accordia Golf Company, Ltd.	2,900	27,810
Achilles Corp.	10,000	12,874
Adastria Company, Ltd.	910	50,922
ADEKA Corp.	8,700	123,723
Advan Company, Ltd.	1,000	9,049
Advantest Corp.	400	3,318
Aeon Delight Company, Ltd.	200	6,417
Ai Holdings Corp.	2,700	68,489
Aica Kogyo Company, Ltd.	2,900	56,986
Aichi Corp.	3,200	21,210
Aichi Steel Corp.	10,000	46,842
Aida Engineering, Ltd.	4,500	46,381
Ain Holdings, Inc.	400	19,071
Aiphone Company, Ltd.	1,300	21,317
Airport Facilities Company, Ltd.	1,200	5,711
Aisan Industry Company, Ltd.	2,500	25,672
Akebono Brake Industry Company, Ltd.	2,300	5,729
Alpen Company, Ltd.	1,700	28,328
Alpha Systems, Inc.	840	13,520
Alpine Electronics, Inc.	3,300	51,291
Amano Corp.	4,300	58,160
Anest Iwata Corp.	1,800	15,270
Anritsu Corp.	9,800	64,210
AOKI Holdings, Inc.	4,000	52,181
Aoyama Trading Company, Ltd.	2,500	96,315
Arcland Sakamoto Company, Ltd.	1,200	27,745
Arcs Company, Ltd.	3,125	68,878
Ariake Japan Company, Ltd.	600	33,194
Arisawa Manufacturing Company, Ltd.	2,900	18,613
Arrk Corp. (I)	4,200	3,803
As One Corp.	400	15,321
Asahi Company, Ltd.	1,500	15,979
Asahi Diamond Industrial Company, Ltd.	3,900	41,705
Asahi Holdings, Inc.	1,800	28,092
Asahi Intecc Company, Ltd.	1,600	73,526
Asahi Organic Chemicals Industry Company, Ltd.	6,000	11,116
Asatsu-DK, Inc.	2,300	55,659
ASKA Pharmaceutical Company, Ltd.	1,600	19,707
Atom Corp.	2,000	11,478
Atsugi Company, Ltd.	12,000	11,444
Autobacs Seven Company, Ltd.	4,300	78,374
Avex Group Holdings, Inc.	2,500	29,658
Axell Corp.	100	1,022
Axial Retailing, Inc.	1,300	43,642
Azbil Corp.	1,800	46,124
Bando Chemical Industries, Ltd.	5,000	20,870
Bank of the Ryukyus, Ltd.	3,000	42,233
Belc Company, Ltd.	500	18,260
Belluna Company, Ltd.	2,100	11,577
Bic Camera, Inc.	2,200	18,839
BML, Inc.	900	26,957
Bookoff Corp.	1,400	10,623
Broadleaf Company, Ltd.	500	4,921

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Bunka Shutter Company, Ltd.	5,000	$42,326
CAC Holdings Corp.	1,500	12,260
Calsonic Kansei Corp.	7,000	61,712
Can Do Company, Ltd.	900	11,798
Canon Electronics, Inc.	1,700	27,990
Capcom Company, Ltd.	1,600	38,582
Cawachi, Ltd.	1,400	27,300
Central Glass Company, Ltd.	19,000	87,145
Chino Corp.	400	3,649
Chiyoda Company, Ltd.	800	24,892
Chiyoda Integre Company, Ltd.	800	18,638
Chofu Seisakusho Company, Ltd.	1,700	40,315
Chubu Shiryo Company, Ltd.	2,000	16,110
Chudenko Corp.	2,600	57,305
Chuetsu Pulp & Paper Company, Ltd.	5,000	8,438
Chugai Mining Company, Ltd. (I)	34,900	6,634
Chugai Ro Company, Ltd.	5,000	9,700
Chugoku Marine Paints, Ltd.	4,000	29,379
Ci:z Holdings Company, Ltd.	1,000	17,269
CKD Corp.	4,100	40,753
Clarion Company, Ltd. (L)	8,000	28,898
Cleanup Corp.	2,100	13,018
CMK Corp.	5,400	15,512
Coca-Cola West Company, Ltd.	600	12,145
Cocokara Fine, Inc.	1,540	69,138
Colowide Company, Ltd.	2,200	33,469
COMSYS Holdings Corp.	1,700	23,903
CONEXIO Corp.	1,900	17,897
COOKPAD, Inc. (I)	700	14,860
Corona Corp.	300	2,866
Cosel Company, Ltd.	1,200	10,812
Cosmo Energy Holdings Company, Ltd. (I)	3,400	45,662
Dai Nippon Toryo Company, Ltd.	12,000	23,076
Dai-Dan Company, Ltd.	2,000	14,023
Daibiru Corp.	3,400	28,008
Daido Metal Company, Ltd.	3,000	27,571
Daidoh, Ltd.	2,000	8,339
Daifuku Company, Ltd.	4,600	78,334
Daihen Corp.	8,000	37,671
Daiichi Jitsugyo Company, Ltd.	4,000	17,880
Daiichikosho Company, Ltd.	1,100	43,649
Daiken Corp.	5,000	14,720
Daiken Medical Company, Ltd.	400	3,407
Daikoku Denki Company, Ltd.	800	10,404
Daikyo, Inc.	19,000	30,819
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	7,000	32,718
Daio Paper Corp.	7,000	60,028
Daiseki Company, Ltd.	2,500	39,853
Daisyo Corp.	800	10,071
Daiwa Industries, Ltd.	2,000	15,601
Daiwabo Holdings Company, Ltd.	17,000	33,920
DCM Holdings Company, Ltd.	7,700	55,846
Denka Company, Ltd.	13,000	57,604
Denki Kogyo Company, Ltd.	5,000	22,308
Denyo Company, Ltd.	900	14,051
Descente, Ltd.	2,300	29,169
DMG Mori Company, Ltd.	1,700	19,774
Doshisha Company, Ltd.	1,700	34,290
Doutor Nichires Holdings Company, Ltd.	2,900	44,856
DTS Corp.	1,700	38,698
Dunlop Sports Company, Ltd.	1,300	10,073
Duskin Company, Ltd.	3,700	67,318
79

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Dydo Drinco, Inc.	900	$41,847
Eagle Industry Company, Ltd.	800	14,607
EDION Corp.	6,100	46,059
Eiken Chemical Company, Ltd.	1,400	25,831
Eizo Corp.	1,500	35,925
Elematec Corp.	700	16,821
en-japan, Inc.	400	14,729
Enplas Corp.	400	14,390
EPS Holdings, Inc.	1,800	19,831
ESPEC Corp.	1,600	19,556
Excel Company, Ltd.	900	11,523
Exedy Corp.	1,100	26,585
F@N Communications Inc.	2,000	12,275
Fancl Corp.	1,800	24,897
FCC Company, Ltd.	2,800	59,556
FDK Corp. (I)	11,000	9,870
Feed One Holdings Company, Ltd.	15,040	16,482
Ferrotec Corp.	2,600	30,835
Fields Corp.	1,500	25,881
Financial Products Group Company, Ltd.	2,700	21,074
Foster Electric Company, Ltd.	2,100	45,670
FP Corp.	1,100	39,786
France Bed Holdings Company, Ltd.	2,200	18,241
Fudo Tetra Corp.	10,800	12,642
Fuji Company, Ltd.	1,400	28,417
Fuji Corp., Ltd.	100	641
Fuji Kyuko Company, Ltd.	1,000	9,615
Fuji Oil Company, Ltd	4,400	12,853
Fuji Oil Holdings, Inc.	5,200	84,447
Fuji Seal International, Inc.	1,700	51,159
Fuji Soft, Inc.	1,800	39,480
Fujibo Holdings, Inc.	7,000	12,986
Fujicco Company, Ltd.	1,000	17,468
Fujikura Kasei Company, Ltd.	2,000	9,655
Fujikura, Ltd.	15,000	81,022
Fujimi, Inc.	500	6,921
Fujimori Kogyo Company, Ltd.	1,100	28,591
Fujisash Company, Ltd. (I)	4,900	4,540
Fujita Kanko, Inc.	3,000	15,051
Fujitec Company, Ltd.	5,000	51,183
Fujitsu General, Ltd.	3,000	38,156
Fukushima Industries Corp.	1,200	28,355
Fukuyama Transporting Company, Ltd.	2,000	9,927
Funai Electric Company, Ltd.	2,600	21,809
Funai Soken Holdings, Inc.	2,400	34,189
Furukawa Company, Ltd.	19,000	39,027
Furukawa Electric Company, Ltd.	7,000	14,817
Furuno Electric Company, Ltd.	2,400	17,224
Fuso Pharmaceutical Industries, Ltd.	5,000	11,582
Futaba Corp.	2,900	38,948
Futaba Industrial Company, Ltd.	3,400	16,227
Future Architect, Inc.	200	1,300
Fuyo General Lease Company, Ltd.	1,700	80,057
G-Tekt Corp.	600	8,412
Gakken Company, Ltd.	4,000	8,921
Gecoss Corp.	400	3,425
Geo Holdings Corp.	3,800	59,802
GLOBERIDE, Inc.	1,000	13,193
Glory, Ltd.	1,600	49,123
GMO Internet, Inc.	2,600	34,222
GMO Payment Gateway, Inc.	600	28,493
Godo Steel, Ltd.	16,000	31,567
Goldcrest Company, Ltd.	1,690	30,674

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Goldwin, Inc.	100	$5,169
Gree, Inc.	2,900	13,769
GS Yuasa Corp.	4,000	14,866
Gulliver International Company, Ltd.	3,900	38,874
Gun-Ei Chemical Industry Company, Ltd.	4,000	10,047
Gunze, Ltd.	13,000	38,077
Gurunavi, Inc.	1,400	29,083
Hakuto Company, Ltd.	1,300	13,130
Hamakyorex Company, Ltd.	1,000	18,645
Hanwa Company, Ltd.	14,000	60,456
Happinet Corp.	1,000	9,752
Harima Chemicals, Inc.	2,000	9,807
Harmonic Drive Systems, Inc.	700	15,139
Hazama Corp.	10,090	54,407
Heiwa Corp.	700	13,098
Heiwa Real Estate Company, Ltd.	2,800	30,639
Heiwado Company, Ltd.	2,000	43,893
Hibiya Engineering, Ltd.	1,500	20,559
Hiday Hidaka Corp.	580	16,660
Hioki EE Corp.	500	9,091
Hiramatsu, Inc.	300	1,814
Hisaka Works, Ltd.	2,000	15,932
Hitachi Koki Company, Ltd.	4,200	30,045
Hitachi Kokusai Electric, Inc.	4,000	54,377
Hitachi Transport System, Ltd.	2,200	38,364
Hitachi Zosen Corp.	11,700	64,226
Hodogaya Chemical Company, Ltd.	7,000	13,548
Hogy Medical Company, Ltd.	1,100	55,351
Hokkaido Electric Power Company, Inc. (I)	2,400	24,658
Hokkaido Gas Company, Ltd.	3,000	7,005
Hokkan Holdings, Ltd.	5,000	13,129
Hokuetsu Industries Company, Ltd.	2,000	13,499
Hokuetsu Kishu Paper Company, Ltd.	9,500	55,982
Hokuto Corp.	1,600	30,810
Honeys Company, Ltd.	1,350	11,652
Hoosiers Holdings Company, Ltd.	1,500	6,692
Horiba, Ltd.	2,500	96,533
Hosiden Corp.	4,400	24,750
Hosokawa Micron Corp.	3,000	15,330
House Foods Group, Inc.	600	11,846
IBJ Leasing Company, Ltd.	1,900	38,728
Ichikoh Industries, Ltd.	4,000	7,809
Ichiyoshi Securities Company, Ltd.	2,800	25,637
Icom, Inc.	500	10,392
Idec Corp.	2,500	22,583
Ihara Chemical Industry Company, Ltd.	1,200	16,451
Iino Kaiun Kaisha, Ltd.	5,200	21,510
Ikegami Tsushinki Company, Ltd. (L)	4,000	6,194
Ikyu Corp.	200	5,612
Imasen Electric Industrial	1,700	17,458
Imperial Hotel, Ltd.	200	4,008
Inaba Denki Sangyo Company, Ltd.	1,600	51,122
Inaba Seisakusho Company, Ltd.	200	2,147
Inabata & Company, Ltd.	5,100	51,484
Inageya Company, Ltd.	1,500	16,289
Ines Corp.	2,700	25,098
Intage, Inc.	1,600	22,644
Internet Initiative Japan, Inc.	2,400	47,663
Inui Global Logistics Company, Ltd.	875	6,917
Iriso Electronics Company, Ltd.	200	11,237
Iseki & Company, Ltd.	12,000	18,720
Ishihara Sangyo Kaisha, Ltd. (I)	32,000	27,143
IT Holdings Corp.	5,400	123,384
80

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Ito En, Ltd.	1,100	$28,298
Itochu Enex Company, Ltd.	3,800	29,070
Itochu-Shokuhin Company, Ltd.	600	20,737
Itoham Foods, Inc.	8,000	46,350
IwaiCosmo Holdings, Inc.	900	10,375
Iwatani Corp.	11,000	56,790
J-Oil Mills, Inc.	9,000	26,118
Jalux, Inc.	500	10,948
Jamco Corp.	500	16,755
Janome Sewing Machine Company, Ltd. (I)	1,200	7,813
Japan Aviation Electronics Industry, Ltd.	1,000	14,345
Japan Communications, Inc. (I)(L)	6,000	13,373
Japan Digital Laboratory Company, Ltd.	1,500	20,410
Japan Drilling Company, Ltd.	400	8,756
Japan Pulp & Paper Company, Ltd.	6,000	16,686
Japan Radio Company, Ltd.	3,000	9,145
Japan Transcity Corp., Ltd.	5,000	18,654
Jastec Company, Ltd.	400	3,345
JBCC Holdings, Inc.	1,900	11,981
Jin Company, Ltd.	800	29,507
JMS Company, Ltd.	1,000	2,542
Joshin Denki Company, Ltd.	3,000	26,786
JSP Corp.	800	16,638
Juki Corp.	1,400	12,488
JVC Kenwood Corp.	9,070	24,810
K&O Energy Group, Inc.	1,500	21,323
K’s Holdings Corp.	800	27,241
kabu.com Securities Company, Ltd.	11,400	35,586
Kadokawa Dwango Corp.	3,636	54,609
Kaga Electronics Company, Ltd.	1,100	16,423
Kameda Seika Company, Ltd.	700	29,905
Kamei Corp.	2,000	19,577
Kanamoto Company, Ltd.	2,400	60,695
Kandenko Company, Ltd.	7,000	46,968
Kanematsu Corp.	34,000	57,200
Kanematsu Electronics, Ltd.	700	12,403
Kanto Denka Kogyo Company, Ltd.	2,000	13,117
Kappa Create Holdings Company, Ltd. (I)	500	4,993
Kasai Kogyo Company, Ltd.	1,000	14,442
Katakura Industries Company, Ltd.	2,100	22,559
Kato Sangyo Company, Ltd.	2,200	50,899
Kato Works Company, Ltd.	2,000	8,724
Kawai Musical Instruments Manufacturing Company, Ltd.	600	11,219
Kawasaki Kisen Kaisha, Ltd.	8,000	17,126
Kenedix, Inc.	1,600	5,747
Key Coffee, Inc.	800	12,770
Kimoto Company, Ltd.	3,000	6,634
Kintetsu World Express, Inc.	2,600	45,753
Kinugawa Rubber Industrial Company, Ltd.	3,000	15,951
Kissei Pharmaceutical Company, Ltd.	2,000	50,162
Kitz Corp.	7,800	35,036
KLab, Inc. (I)	2,100	13,818
Koa Corp.	2,300	19,502
Koatsu Gas Kogyo Company, Ltd.	3,000	16,806
Kohnan Shoji Company, Ltd.	1,800	25,248
Kohsoku Corp.	1,400	12,390
Kojima Company, Ltd. (I)	3,000	6,900
Kokuyo Company, Ltd.	8,300	89,744
Komatsu Seiren Company, Ltd.	2,000	11,532
Komeri Company, Ltd.	700	14,432
Komori Corp.	6,300	73,712
Konishi Company, Ltd.	1,100	24,663

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Kumagai Gumi Company, Ltd.	3,000	$8,613
Kura Corp.	800	32,122
Kurabo Industries, Ltd.	16,000	27,274
Kureha Corp.	12,000	46,239
Kurimoto, Ltd.	10,000	18,833
Kuroda Electric Company, Ltd.	2,400	44,339
Kusuri No Aoki Company, Ltd.	400	19,524
KYB Corp.	2,000	6,051
Kyodo Printing Company, Ltd.	8,000	22,171
Kyoei Steel, Ltd.	1,100	19,689
Kyokuto Kaihatsu Kogyo Company, Ltd.	900	9,988
Kyokuto Securities Company, Ltd.	800	10,085
Kyokuyo Company, Ltd.	7,000	16,068
KYORIN Holdings, Inc.	3,100	64,592
Kyoritsu Maintenance Company, Ltd.	780	66,893
Kyosan Electric Manufacturing Company, Ltd.	2,000	5,993
Kyowa Exeo Corp.	6,700	68,786
Kyudenko Corp.	2,000	35,825
Kyushu Financial Group, Inc. (I)	7,220	50,878
Lasertec Corp.	900	10,221
LEC, Inc.	700	7,788
Leopalace21 Corp. (I)	12,500	67,659
Life Corp.	1,200	29,633
Lintec Corp.	1,600	33,656
Macnica Fuji Electronics Holdings, Inc. (I)	3,050	40,430
Maeda Corp.	10,000	67,565
Maeda Road Construction Company, Ltd.	4,000	67,052
Maezawa Kasei Industries Company, Ltd.	1,100	10,402
Maezawa Kyuso Industries Company, Ltd.	900	11,522
Makino Milling Machine Company, Ltd.	8,000	60,195
Mandom Corp.	500	20,164
Mani, Inc.	600	11,577
Mars Engineering Corp.	700	11,837
Marubun Corp.	200	1,588
Marudai Food Company, Ltd.	8,000	30,830
Maruha Nichiro Corp.	2,738	48,301
Marusan Securities Company, Ltd.	3,000	31,437
Maruwa Company, Ltd.	600	13,280
Marvelous, Inc. (L)	1,400	10,651
Matsuda Sangyo Company, Ltd.	1,400	16,686
Matsuya Foods Company, Ltd.	700	16,632
Max Company, Ltd.	3,000	30,935
Megachips Corp.	800	7,000
Megmilk Snow Brand Company, Ltd.	4,600	118,287
Meidensha Corp.	9,000	36,246
Meiko Network Japan Company, Ltd.	2,100	24,365
Meitec Corp.	2,100	71,913
Meito Sangyo Company, Ltd.	900	10,056
Melco Holdings, Inc.	1,200	22,061
Message Company, Ltd.	700	19,944
Micronics Japan Company, Ltd.	1,200	12,622
Milbon Company, Ltd.	556	22,701
Mimasu Semiconductor Industry Company, Ltd.	1,400	13,330
Ministop Company, Ltd.	1,100	21,325
Mirait Holdings Corp.	5,440	44,820
Misawa Homes Company, Ltd.	2,000	14,672
Mitsuba Corp.	3,100	47,926
Mitsubishi Paper Mills, Ltd. (I)	26,000	18,738
Mitsubishi Pencil Company, Ltd.	1,000	46,188
Mitsubishi Shokuhin Company, Ltd.	200	4,913
Mitsubishi Steel Manufacturing Company, Ltd.	10,000	19,103
Mitsuboshi Belting, Ltd.	4,000	31,888
81

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Mitsui Engineering & Shipbuilding Company, Ltd.	29,000	$47,741
Mitsui High-Tec, Inc.	2,200	13,759
Mitsui Home Company, Ltd.	3,000	13,771
Mitsui Matsushima Company, Ltd.	10,000	10,747
Mitsui Mining & Smelting Company, Ltd.	12,000	22,252
Mitsui Sugar Company, Ltd.	8,000	36,013
Mitsui-Soko Company, Ltd.	3,000	8,493
Mitsumi Electric Company, Ltd.	2,200	12,459
Mitsuuroko Holdings Company, Ltd.	3,200	15,770
Miura Company, Ltd.	3,000	42,463
Miyazaki Bank, Ltd.	14,000	44,836
Mizuno Corp.	7,000	33,500
Mochida Pharmaceutical Company, Ltd.	400	28,346
Modec, Inc.	900	12,517
Monex Group, Inc.	12,300	31,959
Morinaga & Company, Ltd.	14,000	73,649
Morinaga Milk Industry Company, Ltd.	14,000	63,775
Morita Corp.	3,000	32,516
Musashi Seimitsu Industry Company, Ltd.	1,800	36,709
Nachi-Fujikoshi Corp.	11,000	50,366
Nagaileben Company, Ltd.	1,200	20,558
Nagase & Company, Ltd.	1,500	18,909
Nagatanien Company, Ltd.	2,000	17,912
Nakamuraya Company, Ltd.	3,000	11,752
Nakanishi, Inc.	300	11,693
Nakayama Steel Works, Ltd. (I)	11,000	7,061
Namura Shipbuilding Company, Ltd.	1,152	9,468
NEC Capital Solutions, Ltd.	800	10,995
NEC Networks & System Integration Corp.	2,100	37,138
NET One Systems Company, Ltd.	6,400	40,972
Neturen Company, Ltd.	2,300	17,992
Nice Holdings, Inc.	6,000	8,593
Nichi-iko Pharmaceutical Company, Ltd.	3,100	73,873
Nichias Corp.	7,000	46,096
Nichicon Corp.	4,600	35,961
Nichiden Corp.	700	17,316
Nichiha Corp.	1,600	24,128
Nichii Gakkan Company, Ltd.	3,200	23,288
Nichirei Corp.	13,000	95,788
Nichireki Company, Ltd.	2,000	15,836
Nifco, Inc.	400	18,526
Nihon Dempa Kogyo Company, Ltd.	1,800	11,791
Nihon House Holdings Company, Ltd.	1,000	3,813
Nihon Kagaku Sangyo Company, Ltd.	1,000	6,915
Nihon Kohden Corp.	1,500	36,283
Nihon M&A Center, Inc.	1,800	86,663
Nihon Nohyaku Company, Ltd.	4,000	25,010
Nihon Parkerizing Company, Ltd.	8,000	81,515
Nihon Unisys, Ltd.	500	5,504
Nikkiso Company, Ltd.	5,100	40,323
Nikkon Holdings Company, Ltd.	5,400	107,631
Nippo Corp.	1,000	16,261
Nippon Beet Sugar Manufacturing Company, Ltd.	15,000	25,243
Nippon Carbon Company, Ltd.	6,000	15,068
Nippon Ceramic Company, Ltd.	1,400	22,163
Nippon Chemi-Con Corp.	11,000	19,408
Nippon Chemical Industrial Company, Ltd.	7,000	15,374
Nippon Coke & Engineering Company, Ltd.	18,000	15,011
Nippon Denko Company, Ltd. (I)	6,530	11,832
Nippon Densetsu Kogyo Company, Ltd.	2,800	61,011
Nippon Fine Chemical Company, Ltd.	800	5,963

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Nippon Flour Mills Company, Ltd.	11,000	$78,915
Nippon Gas Company, Ltd.	2,000	48,983
Nippon Hume Corp.	2,000	12,134
Nippon Kanzai Company, Ltd.	700	11,075
Nippon Kayaku Company, Ltd.	6,000	62,979
Nippon Koei Company, Ltd.	8,000	29,209
Nippon Koshuha Steel Company, Ltd.	8,000	6,400
Nippon Light Metal Holdings Company, Ltd.	43,000	76,220
Nippon Paper Industries Company, Ltd.	2,100	33,970
Nippon Seiki Company, Ltd.	4,000	91,885
Nippon Sharyo, Ltd. (I)	6,000	14,374
Nippon Sheet Glass Company, Ltd. (I)	11,000	8,857
Nippon Soda Company, Ltd.	10,000	59,503
Nippon Steel & Sumikin Bussan Corp.	9,720	33,201
Nippon Suisan Kaisha, Ltd.	15,600	87,307
Nippon Synthetic Chemical Industry Company, Ltd.	3,000	21,498
Nippon Thompson Company, Ltd.	6,000	26,000
Nippon Valqua Industries, Ltd.	8,000	20,764
Nippon Yakin Kogyo Company, Ltd. (I)	10,000	11,656
Nipro Corp.	7,000	76,545
Nishi-Nippon Railroad Company, Ltd.	14,000	82,296
Nishimatsu Construction Company, Ltd.	29,000	109,912
Nishimatsuya Chain Company, Ltd.	4,000	34,622
Nishio Rent All Company, Ltd.	800	21,976
Nissei ASB Machine Company, Ltd.	500	8,454
Nissei Build Kogyo Company, Ltd.	4,000	12,974
Nissha Printing Company, Ltd.	600	11,652
Nisshin Fudosan Company, Ltd.	5,800	19,957
Nisshin Oillio Group, Ltd.	13,000	52,957
Nisshin Steel Holdings Comapny, Ltd.	2,360	24,883
Nisshinbo Holdings, Inc.	4,000	42,150
Nissin Corp.	4,000	11,494
Nissin Electric Company, Ltd.	3,400	27,587
Nissin Kogyo Company, Ltd.	2,100	30,462
Nitta Corp.	1,300	35,588
Nittan Valve Company, Ltd.	1,200	3,722
Nittetsu Mining Company, Ltd.	6,000	26,265
Nitto Boseki Company, Ltd.	13,000	34,922
Nitto Kogyo Corp.	2,400	41,961
Nitto Kohki Company, Ltd.	1,000	21,396
NOF Corp.	13,000	100,006
Nohmi Bosai, Ltd.	2,000	25,054
Nomura Company, Ltd.	2,400	36,880
Noritake Company, Ltd.	12,000	27,424
Noritsu Koki Company, Ltd.	1,900	9,505
Noritz Corp.	1,000	15,288
North Pacific Bank, Ltd.	5,300	18,294
NS Solutions Corp.	1,200	27,343
NS United Kaiun Kaisha, Ltd.	8,000	14,238
NSD Company, Ltd.	2,090	30,239
Obara Group, Inc.	1,000	36,386
Oenon Holdings, Inc.	6,000	11,131
Ohsho Food Service Corp.	700	24,182
Oiles Corp.	1,380	23,966
Okabe Company, Ltd.	3,900	29,986
Okamoto Industries, Inc.	3,000	27,246
Okamura Corp.	5,800	57,808
Okasan Securities Group, Inc.	1,000	5,694
Oki Electric Industry Company, Ltd.	14,000	17,525
Okinawa Cellular Telephone Company	400	10,902
OKUMA Corp.	6,000	48,523
Okumura Corp.	12,000	67,570
82

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Okura Industrial Company, Ltd.	4,000	$11,646
Okuwa Company, Ltd.	3,000	27,611
Onoken Company, Ltd.	1,500	14,278
Onward Holdings Company, Ltd.	2,000	12,298
Open House Company, Ltd.	800	15,363
Optex Company, Ltd.	400	9,914
Organo Corp.	3,000	11,782
Origin Electric Company, Ltd.	3,000	8,025
Osaka Soda Company, Ltd.	7,000	26,782
Osaka Steel Company, Ltd.	1,400	25,465
OSAKA Titanium Technologies Company, Ltd.	600	12,349
Osaki Electric Company, Ltd.	3,000	16,927
OSG Corp.	2,600	49,153
Oyo Corp.	1,300	14,669
Pacific Industrial Company, Ltd.	3,400	37,541
Pacific Metals Company, Ltd. (I)	9,000	25,094
Pal Company, Ltd.	700	16,801
PanaHome Corp.	7,000	52,884
Paramount Bed Holdings Company, Ltd.	800	28,385
Parco Company, Ltd.	800	7,338
Paris Miki Holdings, Inc.	1,100	4,276
Penta-Ocean Construction Company, Ltd.	14,500	60,581
Pilot Corp.	2,300	94,347
Piolax, Inc.	700	39,565
Pioneer Corp. (I)	18,800	51,755
Plenus Company, Ltd.	1,900	31,753
Press Kogyo Company, Ltd.	7,000	30,390
Prima Meat Packers, Ltd.	10,000	26,870
Pronexus, Inc.	600	4,921
Proto Corp.	200	2,751
Raito Kogyo Company, Ltd.	3,100	30,195
Relo Holdings, Inc.	200	24,141
Rengo Company, Ltd.	16,000	68,403
Ricoh Leasing Company, Ltd.	1,600	49,702
Riken Corp.	9,000	31,653
Riken Keiki Company, Ltd.	1,300	15,294
Riken Technos Corp.	3,000	10,379
Riken Vitamin Company, Ltd.	700	23,050
Ringer Hut Company, Ltd.	600	13,861
Riso Kagaku Corp.	800	13,024
Rock Field Company, Ltd.	500	12,240
Rohto Pharmaceutical Company, Ltd.	1,500	29,926
Roland DG Corp.	100	2,133
Round One Corp.	3,800	17,160
Royal Holdings Company, Ltd.	900	16,714
Ryobi, Ltd.	13,000	54,959
Ryoden Trading Company, Ltd.	3,000	20,197
Ryosan Company, Ltd.	2,600	66,744
Ryoyo Electro Corp.	1,600	18,383
S Foods, Inc.	500	8,756
Sac’s Bar Holdings, Inc.	600	8,753
Saibu Gas Company, Ltd.	19,000	44,028
Saizeriya Company, Ltd.	2,100	52,703
Sakai Chemical Industry Company, Ltd.	9,000	30,344
Sakata INX Corp.	3,100	32,625
Sakata Seed Corp.	2,300	54,347
Sala Corp.	1,500	8,464
San-A Company, Ltd.	900	40,381
San-Ai Oil Company, Ltd.	5,000	40,773
Sanden Holdings Corp.	3,000	9,566
Sangetsu Company, Ltd.	3,900	71,185
Sanken Electric Company, Ltd.	10,000	35,034
Sanki Engineering Company, Ltd.	4,000	34,450

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Sanko Marketing Foods Company, Ltd.	200	$1,538
Sankyo Seiko Company, Ltd.	3,200	12,379
Sankyo Tateyama, Inc.	2,200	28,009
Sankyu, Inc.	13,000	66,324
Sanshin Electronics Company, Ltd.	2,600	27,104
Sanwa Holdings Corp.	4,900	38,754
Sanyo Chemical Industries, Ltd.	6,000	47,447
Sanyo Denki Company, Ltd.	3,000	18,643
Sanyo Electric Railway Company, Ltd.	2,000	7,837
Sanyo Shokai, Ltd.	7,000	16,701
Sanyo Special Steel Company, Ltd.	10,000	47,211
Sapporo Holdings, Ltd.	18,000	79,020
Sato Holdings Corp.	1,700	33,508
Sato Restaurant Systems Company, Ltd.	500	3,727
Sawai Pharmaceutical Company, Ltd.	100	6,846
SCREEN Holdings Company, Ltd.	12,000	88,329
Seikitokyu Kogyo Company, Ltd.	1,600	8,077
Seiko Holdings Corp.	7,000	39,522
Seiren Company, Ltd.	3,700	39,961
Sekisui Jushi Corp.	3,000	41,349
Sekisui Plastics Company, Ltd.	5,000	17,346
Senko Company, Ltd.	9,000	60,672
Senshu Ikeda Holdings, Inc.	5,400	22,261
Senshukai Company, Ltd.	3,300	21,876
Seria Company, Ltd.	1,300	62,973
Shibusawa Warehouse Company, Ltd.	5,000	13,053
Shibuya Kogyo Company, Ltd.	800	11,871
Shikibo, Ltd.	11,000	10,641
Shikoku Chemicals Corp.	3,000	28,470
Shima Seiki Manufacturing, Ltd.	2,300	36,609
Shimachu Company, Ltd.	3,800	86,430
Shin-Etsu Polymer Company, Ltd.	3,000	16,539
Shinagawa Refractories Company, Ltd.	6,000	12,593
Shindengen Electric Manufacturing Company, Ltd.	5,000	19,840
Shinkawa, Ltd. (I)	1,500	7,729
Shinko Electric Industries Company, Ltd.	5,100	32,695
Shinko Plantech Company, Ltd.	3,300	27,089
Shinko Shoji Company, Ltd.	2,700	29,294
Shinmaywa Industries, Ltd.	6,000	53,765
Ship Healthcare Holdings, Inc.	2,600	64,375
Shizuoka Gas Company, Ltd.	4,500	28,625
Shochiku Company, Ltd.	1,000	9,540
Showa Corp.	3,500	32,475
Showa Sangyo Company, Ltd.	7,000	26,727
Siix Corp.	800	24,622
Sinanen Holdings Company, Ltd.	4,000	15,677
Sinko Industries Ltd.	200	2,545
Sintokogio, Ltd.	4,600	37,213
SMK Corp.	3,000	14,806
SMS Company, Ltd.	1,600	33,591
Sodick Company, Ltd.	2,400	17,698
Sogo Medical Company, Ltd.	600	22,093
ST Corp.	1,100	10,351
St. Marc Holdings Company, Ltd.	1,400	38,904
Star Micronics Company, Ltd.	2,600	33,927
Starzen Company, Ltd.	600	17,113
Stella Chemifa Corp.	800	13,159
Suminoe Textile Company, Ltd.	5,000	14,293
Sumitomo Bakelite Company, Ltd.	10,000	41,620
Sumitomo Densetsu Company, Ltd.	1,300	16,772
Sumitomo Forestry Company, Ltd.	1,800	24,288
Sumitomo Mitsui Construction Company, Ltd.	30,000	28,151
83

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Sumitomo Osaka Cement Company, Ltd.	16,000	$58,680
Sumitomo Real Estate Sales Company, Ltd.	200	4,585
Sumitomo Riko Company, Ltd	2,400	20,007
Sumitomo Seika Chemicals Company, Ltd.	4,000	24,337
Sumitomo Warehouse Company, Ltd.	14,048	74,333
SWCC Showa Holdings Company, Ltd. (I)	24,000	14,063
Systena Corp.	100	1,176
T Hasegawa Company, Ltd.	1,600	20,699
T-Gaia Corp.	300	3,413
Tabuchi Electric Company, Ltd.	2,000	12,429
Tachi-S Company, Ltd.	1,900	30,254
Tachibana Eletech Company, Ltd.	360	3,934
Tadano, Ltd.	3,000	36,318
Taihei Dengyo Kaisha, Ltd.	3,000	31,062
Taiho Kogyo Company, Ltd.	2,000	24,094
Taikisha, Ltd.	2,100	50,260
Taisei Lamick Company, Ltd.	500	13,076
Taiyo Holdings Company, Ltd.	1,300	49,937
Taiyo Yuden Company, Ltd.	7,400	102,340
Takamatsu Construction Group Comapany, Ltd.	1,000	21,374
Takaoka Toko Company, Ltd.	700	8,853
Takara Holdings, Inc.	1,900	14,440
Takara Leben Company, Ltd.	6,300	34,960
Takara Standard Company, Ltd.	7,000	53,289
Takasago International Corp.	1,200	28,706
Takasago Thermal Engineering Company, Ltd.	4,200	61,420
Takata Corp. (I)	1,600	10,655
Take and Give Needs Company, Ltd.	200	1,208
Takeei Corp.	700	6,098
Takeuchi Manufacturing Company, Ltd.	900	18,312
Takihyo Company, Ltd.	3,000	12,472
Takiron Company, Ltd.	3,000	15,542
Takuma Company, Ltd.	6,000	49,235
Tamron Company, Ltd.	1,500	27,674
Tamura Corp.	7,000	20,757
Tatsuta Electric Wire & Cable Company, Ltd.	4,200	15,141
Teikoku Sen-I Company, Ltd.	2,000	25,639
Tenma Corp.	1,000	19,506
The Aichi Bank, Ltd.	900	47,928
The Akita Bank, Ltd.	15,000	51,668
The Aomori Bank, Ltd.	15,000	48,102
The Awa Bank, Ltd.	6,000	34,960
The Bank of Iwate, Ltd.	1,400	58,288
The Bank of Nagoya, Ltd.	17,000	62,236
The Bank of Okinawa, Ltd.	2,100	80,905
The Bank of Saga, Ltd.	10,000	22,367
The Chiba Kogyo Bank, Ltd.	3,200	17,821
The Chukyo Bank, Ltd.	9,000	17,182
The Daisan Bank, Ltd.	17,000	25,022
The Daishi Bank, Ltd.	27,000	119,115
The Ehime Bank, Ltd.	13,000	27,288
The Eighteenth Bank, Ltd.	10,000	29,229
The Fukui Bank, Ltd.	18,000	34,970
The Fukushima Bank, Ltd.	21,000	16,837
The Higashi-Nippon Bank, Ltd.	9,000	29,747
The Hokkoku Bank, Ltd.	5,000	16,596
The Hokuetsu Bank, Ltd.	21,000	44,287
The Hyakugo Bank, Ltd.	20,000	97,219
The Hyakujushi Bank, Ltd.	21,000	78,065
The Japan Steel Works, Ltd.	9,000	31,594
The Japan Wool Textile Company, Ltd.	4,000	29,388
The Juroku Bank, Ltd.	9,000	35,611
The Keiyo Bank, Ltd.	7,000	33,147

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
The Kinki Sharyo Company, Ltd. (I)	3,000	$9,859
The Kita-Nippon Bank, Ltd.	700	19,186
The Kiyo Bank, Ltd.	5,300	76,470
The Michinoku Bank, Ltd.	14,000	23,680
The Minato Bank, Ltd.	16,000	26,390
The Musashino Bank, Ltd.	3,100	113,060
The NaganoBank, Ltd.	8,000	13,699
The Nanto Bank, Ltd.	3,000	9,397
The Nippon Road Company, Ltd.	5,000	24,641
The Nippon Signal Company, Ltd.	2,700	29,401
The Ogaki Kyoritsu Bank, Ltd.	27,000	108,857
The Oita Bank, Ltd.	12,000	46,672
The Okinawa Electric Power Company, Inc.	1,950	50,604
The Pack Corp.	1,300	32,652
The San-In Godo Bank, Ltd.	8,000	65,063
The Shiga Bank, Ltd.	7,000	34,983
The Shikoku Bank, Ltd.	15,000	33,972
The Shimizu Bank, Ltd.	900	22,075
The Tochigi Bank, Ltd.	8,000	45,627
The Toho Bank, Ltd.	18,000	64,307
The Tohoku Bank, Ltd.	4,000	5,303
The Torigoe Company, Ltd.	2,300	14,389
The Tottori Bank, Ltd.	4,000	7,169
The Towa Bank, Ltd.	21,000	18,721
The Yamagata Bank, Ltd.	16,000	62,174
The Yamanashi Chuo Bank, Ltd.	13,000	66,442
The Yasuda Warehouse Company, Ltd.	1,400	10,503
Tigers Polymer Corp.	1,000	6,167
TKC Corp.	1,100	29,276
Toa Corp.	1,400	14,627
Toa Corp.	22,000	57,673
Toagosei Company, Ltd.	9,000	76,949
Tobishima Corp. (I)	7,200	11,492
TOC Company, Ltd.	3,900	34,160
Tocalo Company, Ltd.	1,300	26,824
Toda Corp.	17,000	90,639
Toda Kogyo Corp.	3,000	7,953
Toei Company, Ltd.	5,000	48,945
Toenec Corp.	3,000	19,829
Toho Company, Ltd.	600	12,273
Toho Holdings Company, Ltd.	3,200	77,785
Toho Zinc Company, Ltd.	10,000	22,980
Tokai Carbon Company, Ltd.	17,000	47,725
Tokai Holdings Corp.	4,000	18,735
Tokai Tokyo Financial Holdings, Inc.	2,700	16,399
Token Corp.	610	47,084
Tokushu Tokai Paper Company, Ltd.	10,000	30,520
Tokuyama Corp. (I)	23,000	49,840
Tokyo Dome Corp.	11,000	56,071
Tokyo Energy & Systems, Inc.	2,000	18,098
Tokyo Keiki, Inc.	5,000	9,159
Tokyo Ohka Kogyo Company, Ltd.	3,200	101,688
Tokyo Rakutenchi Company, Ltd.	2,000	8,453
Tokyo Rope Manufacturing Company, Ltd. (I)	7,000	11,631
Tokyo Seimitsu Company, Ltd.	2,600	57,644
Tokyo Steel Manufacturing Company, Ltd.	2,600	16,142
Tokyo Tekko Company, Ltd.	4,000	17,861
Tokyo Theatres Company, Inc.	9,000	10,061
Tokyo TY Financial Group, Inc.	2,336	78,182
Tomato Bank, Ltd.	11,000	16,024
Tomen Devices Corp.	200	3,215
Tomoe Corp.	2,200	6,637
Tomoe Engineering Company, Ltd.	800	10,559
84

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Tomoku Company, Ltd.	6,000	$14,188
TOMONY Holdings, Inc.	15,000	57,110
Tomy Company, Ltd.	4,500	29,479
Tonami Holdings Company, Ltd.	6,000	17,561
Topcon Corp.	700	11,827
Toppan Forms Company, Ltd.	3,400	40,327
Topre Corp.	2,300	52,754
Topy Industries, Ltd.	18,000	40,227
Toridoll Corp.	1,400	25,581
Torii Pharmaceutical Company, Ltd.	1,100	25,228
Torishima Pump Manufacturing Company, Ltd.	900	7,432
Tosei Corp.	1,300	8,201
Toshiba Machine Company, Ltd.	8,000	27,133
Toshiba Plant Systems & Services Corp.	2,000	22,119
Toshiba TEC Corp.	1,000	3,570
Tosho Printing Company, Ltd.	3,000	13,218
Totetsu Kogyo Company, Ltd.	2,200	55,164
Towa Corp.	2,200	14,149
Towa Pharmaceutical Company, Ltd.	700	43,530
Toyo Corp.	2,300	20,872
Toyo Denki Seizo KK	3,000	10,506
Toyo Ink SC Holdings Company, Ltd.	15,000	61,230
Toyo Kanetsu KK	4,000	8,650
Toyo Kohan Company, Ltd.	4,000	14,067
Toyo Securities Company, Ltd.	6,000	18,540
Toyo Tanso Company, Ltd.	1,000	15,074
Toyo Wharf & Warehouse Company, Ltd.	6,000	9,208
Toyobo Company, Ltd.	32,936	46,098
TPR Company, Ltd.	1,400	39,377
Trancom Company, Ltd.	300	16,678
Transcosmos, Inc.	900	23,100
Trusco Nakayama Corp.	2,000	77,821
TS Tech Company, Ltd.	1,100	28,450
TSI Holdings Company, Ltd.	9,970	68,091
Tsubakimoto Chain Company, Ltd.	8,000	61,599
Tsugami Corp.	6,000	25,978
Tsukishima Kikai Company, Ltd.	2,000	18,138
Tsukuba Bank, Ltd.	5,700	19,003
Tsukui Corp.	600	6,603
Tsumura & Company	3,800	105,521
Tsurumi Manufacturing Company, Ltd.	1,000	16,425
Tsutsumi Jewelry Company, Ltd.	700	14,413
U-Shin, Ltd. (L)	2,300	14,097
UACJ Corp.	19,034	44,472
Ube Industries, Ltd.	31,000	65,510
Uchida Yoko Company, Ltd.	4,000	15,137
Ulvac, Inc.	2,900	82,078
Uniden Corp.	9,000	10,710
Union Tool Company, Ltd.	700	19,197
Unipres Corp.	2,600	58,736
United Arrows, Ltd.	1,600	68,978
United Super Markets Holdings, Inc.	4,200	35,817
Universal Entertainment Corp.	600	10,910
Unizo Holdings Company, Ltd.	300	12,055
UNY Group Holdings Company, Ltd.	6,000	37,703
Usen Corp. (I)	7,000	20,161
Ushio, Inc.	2,300	31,717
Valor Company, Ltd.	3,100	73,111
Vital KSK Holdings, Inc.	3,500	28,504
VT Holdings Company, Ltd.	3,300	19,629
Wacoal Holdings Corp.	5,000	59,793
Wacom Company, Ltd.	9,300	37,031
Wakachiku Construction Company, Ltd.	9,000	10,581

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Wakita & Company, Ltd.	2,000	$17,237
Warabeya Nichiyo Company, Ltd.	900	17,062
Welcia Holdings Company, Ltd.	600	33,252
West Holdings Corp.	1,300	7,923
Xebio Company, Ltd.	1,500	28,327
Yahagi Construction Company, Ltd.	2,000	13,637
Yaizu Suisankagaku Industry Company, Ltd.	1,100	9,464
YAMABIKO Corp.	2,400	20,142
Yamato Kogyo Company, Ltd.	1,000	25,498
Yamazen Corp.	3,900	35,715
Yaoko Company, Ltd.	600	25,175
Yellow Hat, Ltd.	1,000	20,515
Yodogawa Steel Works, Ltd.	2,000	40,108
Yokogawa Bridge Corp.	3,000	34,558
Yokohama Reito Company, Ltd.	4,000	35,021
Yokowo Company, Ltd.	2,000	9,753
Yomeishu Seizo Company, Ltd.	500	8,413
Yomiuri Land Company, Ltd.	2,000	6,640
Yondenko Corp.	3,000	11,020
Yondoshi Holdings, Inc.	1,700	37,634
Yorozu Corp.	800	18,206
Yoshinoya Holdings Company, Ltd.	2,100	27,156
Yuasa Trading Company, Ltd.	1,600	39,525
Yuki Gosei Kogyo Company, Ltd.	2,000	4,853
Yumeshin Holdings Company, Ltd.	2,200	11,089
Yurtec Corp.	4,000	37,776
Yusen Logistics Company, Ltd.	1,200	16,020
Yushiro Chemical Industry Company, Ltd.	1,100	13,120
Zenrin Company, Ltd.	2,100	42,701
Zensho Holdings Company, Ltd.	4,900	61,636
Zeria Pharmaceutical Company, Ltd.	2,200	29,178
		24,681,385
Jersey, Channel Islands - 0.1%
Centamin PLC	88,755	84,054
Phoenix Group Holdings	2,662	35,867
		119,921
Liechtenstein - 0.1%
Liechtensteinische Landesbank AG	1,361	48,466
VP Bank AG	77	6,264
		54,730
Luxembourg - 0.5%
APERAM (I)	3,189	114,799
Eurofins Scientific SE	651	232,163
L’Occitane International SA	6,250	12,061
Regus PLC	38,584	189,586
		548,609
Macau - 0.0%
Macau Legend Development, Ltd. (I)	61,000	7,913
Malta - 0.1%
Unibet Group PLC	1,362	138,877
Mongolia - 0.0%
Mongolian Mining Corp. (I)	346,000	7,770
Netherlands - 2.0%
Aalberts Industries NV	5,614	193,436
Accell Group	1,728	39,525
AMG Advanced Metallurgical Group NV	3,085	30,149
Amsterdam Commodities NV	1,174	29,606
Arcadis NV	5,300	106,548
ASM International NV	3,323	130,274
Atrium European Real Estate, Ltd. (I)	4,898	18,957
85

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Netherlands (continued)
BE Semiconductor Industries NV	1,355	$27,231
Beter Bed Holding NV	1,056	25,797
BinckBank NV	4,478	38,593
Boskalis Westminster NV	955	38,957
Brunel International NV	1,126	20,508
Corbion NV	3,428	82,998
Delta Lloyd NV	11,223	66,159
Euronext NV (S)	306	15,701
Fugro NV (I)	1,151	18,879
Gemalto NV	686	41,162
Heijmans NV (I)	2,023	17,950
Innoconcepts NV (I)	10,527	0
KAS Bank NV	330	3,862
Kendrion NV	654	17,221
Koninklijke BAM Groep NV (I)	20,732	115,256
Koninklijke Ten Cate NV	2,684	69,695
Koninklijke Vopak NV	698	30,059
Ordina NV (I)	5,537	6,360
PostNL NV (I)	15,152	57,471
QIAGEN NV (I)	5,338	144,683
SBM Offshore NV (I)	9,898	125,039
Sligro Food Group NV	1,765	63,793
Telegraaf Media Groep NV (I)	3,529	14,411
TKH Group NV	3,030	123,041
TNT Express NV	18,214	154,070
TomTom NV (I)	8,528	107,215
USG People NV	6,577	122,359
Wessanen	5,830	59,184
		2,156,149
New Zealand - 1.4%
Air New Zealand, Ltd.	49,117	99,062
Chorus, Ltd. (I)	17,681	47,187
Contact Energy, Ltd.	14,374	46,524
EBOS Group, Ltd.	3,359	31,547
Fisher & Paykel Healthcare Corp., Ltd.	42,660	259,338
Freightways, Ltd.	9,567	40,533
Genesis Energy, Ltd.	9,914	13,069
Infratil, Ltd.	66,634	148,942
Kathmandu Holdings, Ltd.	4,554	4,849
Mainfreight, Ltd.	7,268	76,284
Mighty River Power, Ltd.	25,181	47,780
New Zealand Oil & Gas, Ltd. (I)	38,161	11,072
Nuplex Industries, Ltd.	40,972	132,968
PGG Wrightson, Ltd.	8,197	2,322
Pike River Coal, Ltd. (I)	21,968	0
Port of Tauranga, Ltd.	5,763	73,669
Ryman Healthcare, Ltd.	24,254	140,758
SKY Network Television, Ltd.	18,776	58,817
SKYCITY Entertainment Group, Ltd.	46,649	141,020
Summerset Group Holdings, Ltd.	4,999	13,918
The New Zealand Refining Company, Ltd.	17,531	44,919
The Warehouse Group, Ltd.	9,894	18,062
Tower, Ltd.	12,717	16,504
Trade Me Group, Ltd.	14,357	40,959
Xero, Ltd. (I)	1,310	17,698
		1,527,801
Norway - 0.7%
ABG Sundal Collier Holding ASA	13,972	10,403
American Shipping ASA (I)	1,661	4,946
Atea ASA	6,611	54,601
Austevoll Seafood ASA	7,284	44,247
Bonheur ASA	1,100	6,617

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Norway (continued)
BW Offshore, Ltd.	30,800	$8,909
Det Norske Oljeselskap ASA (I)	1,725	10,704
Ekornes ASA	207	2,320
Farstad Shipping ASA	390	663
Ganger Rolf ASA	700	3,691
Hexagon Composites ASA	3,589	9,256
Hoegh LNG Holdings, Ltd.	2,568	27,256
Kongsberg Automotive ASA (I)	29,400	20,609
Kvaerner ASA	11,623	10,746
Leroy Seafood Group ASA	755	28,064
Nordic Semiconductor ASA (I)	7,334	35,637
Norwegian Air Shuttle ASA (I)(L)	2,907	105,596
Opera Software ASA	6,623	37,589
Petroleum Geo-Services ASA	2,636	10,770
Prosafe SE	9,426	22,235
REC Silicon ASA (I)	135,975	27,341
Sevan Marine ASA (I)	2,068	4,024
Solstad Offshore ASA	2,340	5,400
SpareBank 1 SMN	3,890	22,134
Tomra Systems ASA	7,820	84,215
Vard Holdings, Ltd. (I)	26,000	4,374
Veidekke ASA	6,400	78,340
Wilh Wilhelmsen ASA	3,110	12,357
Wilh Wilhelmsen Holding ASA, Class A	1,300	19,584
		712,628
Peru - 0.0%
Hochschild Mining PLC (I)	16,530	11,741
Portugal - 0.4%
Altri SGPS SA	13,109	67,854
Banco BPI SA (I)	23,984	28,383
Banco Comercial Portugues SA (I)	596,434	31,607
Mota-Engil SGPS SA	5,366	11,177
NOS SGPS	17,437	137,194
Portucel SA	23,933	93,079
REN - Redes Energeticas Nacionais SGPS SA	12,164	36,748
Sonae SGPS SA	50,046	56,878
Teixeira Duarte SA	21,736	7,402
		470,322
Singapore - 1.1%
ASL Marine Holdings, Ltd.	19,600	4,896
Banyan Tree Holdings, Ltd.	54,000	15,114
Biosensors International Group, Ltd. (I)	63,000	35,902
Boustead Projects Pte, Ltd. (I)	3,000	1,570
Boustead Singapore, Ltd.	10,000	5,884
Bukit Sembawang Estates, Ltd.	16,000	50,728
Cape PLC	836	2,891
China Aviation Oil Singapore Corp., Ltd.	14,400	7,175
China Merchants Holdings Pacific, Ltd.	37,800	23,279
Chip Eng Seng Corp., Ltd.	33,000	16,494
COSCO Corp. Singapore, Ltd.	80,000	25,910
Creative Technology, Ltd. (I)	6,650	5,116
CSE Global, Ltd.	34,000	11,021
CWT, Ltd.	10,200	13,775
Ezion Holdings, Ltd.	101,000	43,236
Ezra Holdings, Ltd. (I)	296,774	20,669
Far East Orchard, Ltd.	5,000	5,311
First Resources, Ltd.	19,300	26,073
Gallant Venture, Ltd. (I)	71,000	10,744
GL, Ltd.	51,700	31,847
GMG Global, Ltd. (I)	4,600	1,021
Golden Agri-Resources, Ltd.	25,400	6,067
Ho Bee Investment, Ltd.	18,000	25,609
86

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Singapore (continued)
Hong Fok Corp., Ltd.	48,000	$24,278
Hong Leong Asia, Ltd.	13,000	7,127
HTL International Holdings, Ltd. (I)	34,000	16,283
Hyflux, Ltd.	24,000	9,527
Indofood Agri Resources, Ltd.	25,000	8,615
Keppel Infrastructure Trust	83,600	30,002
M1, Ltd.	26,200	50,153
Metro Holdings, Ltd.	31,600	19,331
Midas Holdings, Ltd.	86,000	17,522
Neptune Orient Lines, Ltd. (I)	16,100	13,903
Olam International, Ltd.	8,200	10,508
OSIM International, Ltd.	18,500	14,054
Otto Marine, Ltd. (I)	7,200	1,441
OUE, Ltd.	3,100	3,908
Petra Foods, Ltd.	30,700	45,427
Raffles Medical Group, Ltd.	4,400	12,899
Rotary Engineering, Ltd.	22,000	5,426
SATS, Ltd.	19,100	51,662
SBS Transit, Ltd.	5,000	6,828
Sembcorp Marine, Ltd.	47,000	57,831
Sia Engineering Company, Ltd.	1,700	4,429
Sinarmas Land, Ltd.	94,200	30,777
Singapore Post, Ltd.	29,900	34,519
SMRT Corp., Ltd.	26,500	28,057
Stamford Land Corp., Ltd.	59,000	21,240
SunVic Chemical Holdings, Ltd. (I)	26,000	3,334
Super Group, Ltd.	27,000	15,919
Swiber Holdings, Ltd. (I)	15,000	2,207
Tat Hong Holdings, Ltd.	31,000	10,682
United Engineers, Ltd.	38,000	53,180
UOB-Kay Hian Holdings, Ltd.	33,503	33,280
Venture Corp., Ltd.	9,500	54,874
Wing Tai Holdings, Ltd.	21,205	26,194
XP Power, Ltd.	482	10,358
Yeo Hiap Seng, Ltd.	1,104	1,039
Yongnam Holdings, Ltd. (I)	21,750	5,733
		1,132,879
South Africa - 0.0%
Petra Diamonds, Ltd.	21,255	27,262
Spain - 2.2%
Acciona SA	1,452	124,341
Acerinox SA	8,752	89,272
Adveo Group International SA	702	4,877
Almirall SA	5,019	101,440
Atresmedia Corp de Medios de Comunicacion SA	3,644	38,817
Bolsas y Mercados Espanoles SA (L)	5,350	180,293
Caja de Ahorros del Mediterraneo (I)	5,428	0
Cie Automotive SA	1,905	31,902
Construcciones y Auxiliar de Ferrocarriles SA	117	32,445
Distribuidora Internacional de Alimentacion SA (I)	26,359	155,469
Duro Felguera SA	5,568	7,971
Ebro Foods SA	6,186	121,684
Elecnor SA	2,026	18,141
Ence Energia y Celulosa SA	9,506	35,893
Faes Farma SA	19,129	57,185
Fluidra SA	3,227	10,980
Gamesa Corporacion Tecnologica SA	12,762	218,486
Grupo Catalana Occidente SA	2,531	87,742
Indra Sistemas SA (I)(L)	7,450	69,905
Inmobiliaria Colonial SA (I)	23,927	16,671

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Spain (continued)
Laboratorios Farmaceuticos Rovi SA	1,750	$27,526
Liberbank SA (I)	19,423	12,255
Mediaset Espana Comunicacion SA	7,779	84,635
Melia Hotels International SA	5,357	70,760
NH Hotel Group SA (I)	13,441	73,508
Nmas1 Dinamia SA	1,181	10,022
Obrascon Huarte Lain SA	4,278	24,413
Papeles y Cartones de Europa SA	4,678	26,354
Pescanova SA (I)	1,602	0
Pharma Mar SA (I)	13,550	36,860
Promotora de Informaciones SA (I)	2,575	14,601
Prosegur Cia de Seguridad SA	14,186	65,332
Sacyr SA	19,140	37,578
Tecnicas Reunidas SA	2,764	104,507
Tubacex SA	6,252	11,854
Tubos Reunidos SA	9,106	5,797
Vidrala SA	1,617	82,269
Viscofan SA	3,523	212,518
Vocento SA (I)	9,411	15,113
Zardoya Otis SA	5,904	69,050
		2,388,466
Sweden - 3.4%
AAK AB	2,029	150,306
Acando AB	6,279	12,763
AddTech AB, B Shares	5,019	85,427
AF AB, B Shares	6,380	108,310
Arcam AB (I)	583	12,672
Atrium Ljungberg AB, B Shares	780	12,297
Avanza Bank Holding AB	1,104	47,947
B&B Tools AB, B Shares	2,778	40,498
Beijer Alma AB	715	18,624
Beijer Ref AB	2,250	53,148
Betsson AB (I)	7,923	145,188
Bilia AB, A Shares	3,440	77,823
BillerudKorsnas AB	8,818	163,191
BioGaia AB, B Shares	555	18,502
Bure Equity AB	5,458	44,354
Byggmax Group AB	1,755	18,036
Castellum AB	8,549	121,748
Clas Ohlson AB, B Shares	3,185	57,711
Cloetta AB, B Shares (I)	6,084	20,100
Concordia Maritime AB, B Shares (I)	2,200	5,039
Dios Fastigheter AB	1,472	10,644
Duni AB	3,514	58,833
East Capital Explorer AB (I)	3,589	21,545
Enea AB (I)	1,999	24,295
Eniro AB (I)(L)	29,988	3,262
Fabege AB	6,102	100,821
Fagerhult AB	1,365	25,485
Fastighets AB Balder, B Shares (I)	2,585	63,639
Haldex AB	3,364	31,466
Hemfosa Fastigheter AB	1,471	16,343
HIQ International AB (I)	3,756	22,625
Holmen AB, B Shares	4,455	137,603
Hufvudstaden AB, A Shares	788	11,140
Indutrade AB	1,973	111,899
Intrum Justitia AB	4,673	159,011
JM AB	6,233	185,555
KappAhl AB	2,691	9,743
Klovern AB, B Shares	10,266	11,527
Kungsleden AB	10,626	75,928
Lindab International AB	6,008	44,421
Loomis AB, B Shares	4,564	142,374
87

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Mekonomen AB	2,150	$44,004
Modern Times Group AB, B Shares	2,175	55,536
Munksjo OYJ (I)	33	309
Mycronic AB	3,734	36,136
NCC AB, B Shares	916	28,417
Net Insight AB, B Shares (I)	40,297	39,716
NetEnt AB (I)	1,430	83,343
New Wave Group AB, B Shares	4,353	17,762
Nibe Industrier AB, B Shares	4,267	143,342
Nobia AB	8,526	106,687
Nolato AB, B Shares	1,128	34,277
Nordnet AB, B Shares	5,460	26,407
OEM International AB, B Shares	1,799	29,997
Peab AB	14,016	107,325
Proffice AB, B Shares	6,320	18,512
Ratos AB, B Shares	10,353	59,722
Saab AB, B Shares	1,407	43,332
SAS AB (I)(L)	13,979	40,287
Sensys Gatso Group AB (I)	18,211	7,722
SkiStar AB	222	3,262
SSAB AB, A Shares (I)	882	2,361
Sweco AB, B Shares	4,462	65,554
Wallenstam AB, B Shares	9,275	74,549
Wihlborgs Fastigheter AB	3,088	62,272
		3,612,674
Switzerland - 5.0%
AFG Arbonia-Forster Holding AG (I)	1,795	18,135
Allreal Holding AG (I)	841	112,100
Alpiq Holding AG (I)	155	16,280
APG SGA SA	88	33,966
Ascom Holding AG	3,277	51,931
Autoneum Holding AG (I)	263	52,956
Bachem Holding AG	14	726
Bank Coop AG	801	33,482
Banque Cantonale de Geneve	12	3,127
Banque Cantonale Vaudoise	91	57,732
Barry Callebaut AG (I)	17	18,466
Belimo Holding AG	21	51,470
Bell AG	9	30,569
Berner Kantonalbank AG	285	54,352
BKW AG	294	11,135
Bobst Group SA	632	26,522
Bossard Holding AG (I)	447	48,957
Bucher Industries AG	547	123,281
Burckhardt Compression Holding AG	228	69,808
Burkhalter Holding AG	218	23,575
Calida Holding AG (I)	285	9,121
Cembra Money Bank AG (I)	382	24,502
Charles Voegele Holding AG (I)	998	8,990
Cicor Technologies (I)	277	6,972
Clariant AG (I)	6,424	121,805
Coltene Holding AG	170	10,315
Conzzeta AG	16	10,203
Daetwyler Holding AG	673	96,148
DKSH Holding AG (I)	778	48,932
dorma+kaba Holding AG	239	162,312
Dufry AG (I)	323	38,431
Edmond de Rothschild Suisse SA	1	16,566
EFG International AG (I)	4,687	49,797
Emmi AG (I)	226	101,413
Energiedienst Holding AG (I)	559	13,526
Ferrexpo PLC	5,662	1,799
Flughafen Zuerich AG	271	203,335

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Forbo Holding AG (I)	123	$144,818
GAM Holding AG (I)	10,480	173,471
Gategroup Holding AG (I)	1,251	54,880
Georg Fischer AG	265	179,909
Gurit Holding AG (I)	22	12,463
Helvetia Holding AG	463	260,812
Huber & Suhner AG	304	14,143
Implenia AG	994	50,674
Inficon Holding AG (I)	183	58,344
Interroll Holding AG (I)	38	32,467
Intershop Holding AG	112	45,047
Kardex AG (I)	420	32,451
Katanga Mining, Ltd. (I)	44,256	4,478
Komax Holding AG	339	65,750
Kudelski SA	3,337	48,091
Kuoni Reisen Holding AG (I)	265	73,815
LEM Holding SA	42	31,607
Logitech International SA	5,484	84,000
Logitech International SA	2,771	41,759
Luzerner Kantonalbank AG	254	95,395
Metall Zug AG, B Shares	5	12,565
Meyer Burger Technology AG (I)	4,318	25,703
Micronas Semiconductor Holding AG (I)	1,836	13,681
Mobilezone Holding AG	3,318	47,513
Mobimo Holding AG (I)	463	102,781
OC Oerlikon Corp. AG (I)	9,053	80,585
Orascom Development Holding AG (I)	533	5,430
Orell Fuessli Holding AG (I)	136	15,249
Orior AG (I)	169	10,271
Panalpina Welttransport Holding AG	858	95,793
Phoenix Mecano AG	62	28,818
Plazza AG (I)	16	3,162
PSP Swiss Property AG (I)	1,550	135,919
Rieter Holding AG (I)	251	47,177
Romande Energie Holding SA	43	41,166
Schaffner Holding AG (I)	40	9,577
Schmolz & Bickenbach AG (I)	55,184	27,421
Schweiter Technologies AG	80	67,648
Siegfried Holding AG (I)	210	41,126
St. Galler Kantonalbank AG	125	45,080
Straumann Holding AG	672	203,957
Sulzer AG	639	60,062
Swissquote Group Holding SA	328	8,302
Tamedia AG	201	34,344
Tecan Group AG	884	143,196
Temenos Group AG (I)	4,640	239,649
U-Blox AG (I)	323	68,747
Valiant Holding AG	1,060	124,498
Valora Holding AG (I)	291	60,541
Vaudoise Assurances Holding SA	111	57,466
Vetropack Holding AG	3	4,714
Von Roll Holding AG (I)	7,878	5,235
Vontobel Holding AG	1,927	91,163
VZ Holding AG	37	10,878
Ypsomed Holding AG (I)	276	39,802
Zehnder Group AG	615	23,568
Zug Estates Holding AG, B Shares (I)	8	11,527
Zuger Kantonalbank AG	17	79,184
		5,390,609
Taiwan - 0.0%
Ya Hsin Industrial Company, Ltd. (I)	138,000	0
88

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Arab Emirates - 0.0%
Lamprell PLC (I)	33,134	$48,053
United Kingdom - 17.7%
A.G.BARR PLC	7,680	60,298
Acacia Mining PLC	2,512	6,623
Afren PLC (I)	55,554	1,462
Alizyme PLC (I)	22,479	0
Amec Foster Wheeler PLC	9,192	58,026
Amlin PLC	23,350	228,315
Anglo Pacific Group PLC	12,147	10,325
Ashmore Group PLC (L)	4,577	17,245
AVEVA Group PLC	721	17,137
Balfour Beatty PLC (I)	46,053	183,429
BBA Aviation PLC	65,305	182,250
Beazley PLC	34,635	198,867
Bellway PLC	8,717	364,490
Berendsen PLC	10,915	173,036
Betfair Group PLC	969	55,715
BGEO Group PLC	252	7,065
Bodycote PLC	15,683	130,922
Booker Group PLC	63,830	170,355
Bovis Homes Group PLC	10,397	155,503
Braemar Shipping Services PLC	1,328	8,797
Brammer PLC	8,722	23,442
Brewin Dolphin Holdings PLC	15,013	68,267
British Polythene Industries PLC	3,531	36,048
Britvic PLC	13,911	149,046
BTG PLC (I)	6,596	66,837
Cable & Wireless Communications PLC	136,109	148,907
Capital & Counties Properties PLC	4,640	30,085
Carillion PLC (L)	27,252	121,714
Charles Taylor PLC	4,285	16,500
Chemring Group PLC	15,378	43,153
Chesnara PLC	4,750	23,399
Cineworld Group PLC	10,316	85,528
Close Brothers Group PLC	10,738	211,749
Cobham PLC	49,794	207,935
Computacenter PLC	6,677	83,379
Concentric AB	3,667	46,457
Connect Group PLC	21,090	52,204
Costain Group PLC	4,797	26,560
Cranswick PLC	3,940	111,331
Daily Mail & General Trust PLC	14,473	148,957
Dairy Crest Group PLC	14,003	140,145
Darty PLC	13,940	21,072
De La Rue PLC	6,976	45,487
Debenhams PLC	91,915	99,100
Dechra Pharmaceuticals PLC	4,401	70,767
Devro PLC	5,754	24,600
Dialight PLC	105	704
Dialog Semiconductor PLC (I)	5,144	171,649
Dignity PLC	4,231	158,769
Diploma PLC	6,124	68,411
Domino’s Pizza Group PLC	9,994	154,898
Drax Group PLC	30,783	110,831
DS Smith PLC	64,440	376,943
Dunelm Group PLC	5,863	81,095
e2v technologies PLC	2,485	8,249
Electrocomponents PLC	31,661	110,872
Elementis PLC	28,876	97,247
EnQuest PLC (I)	53,014	14,891
Enterprise Inns PLC (I)	40,990	66,972
Essentra PLC	14,966	182,438
Euromoney Institutional Investor PLC	3,412	50,053

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Evraz PLC (I)	13,121	$14,155
Fenner PLC	9,083	19,145
Fidessa Group PLC	2,560	75,938
Findel PLC (I)	8,139	23,949
Firstgroup PLC (I)	88,330	139,585
Foxtons Group PLC	3,074	8,504
Galliford Try PLC	6,450	144,930
Gem Diamonds, Ltd.	12,666	24,575
Genus PLC	4,351	99,752
Go-Ahead Group PLC	2,216	86,813
Greene King PLC	20,833	285,206
Greggs PLC	7,878	152,730
Halfords Group PLC	15,547	76,607
Halma PLC	21,707	276,412
Hays PLC	78,663	168,942
Headlam Group PLC	4,631	34,297
Helical Bar PLC	8,263	58,072
Henderson Group PLC	64,172	291,665
Hill & Smith Holdings PLC	6,401	71,447
Home Retail Group PLC	14,484	21,218
HomeServe PLC	22,230	136,201
Howden Joinery Group PLC	32,781	253,990
Hunting PLC	9,804	44,159
ICAP PLC	28,878	216,762
IG Group Holdings PLC	21,765	257,319
Imagination Technologies Group PLC (I)(L)	16,400	32,260
IMI PLC	1,599	20,290
Inchcape PLC	26,025	300,270
Indivior PLC	2,919	8,067
Informa PLC	32,381	292,643
Intermediate Capital Group PLC	13,522	124,654
International Personal Finance PLC	12,526	53,185
Interserve PLC	9,571	73,024
IP Group PLC (I)	127	384
ITE Group PLC	16,803	38,758
Ithaca Energy, Inc. (I)	15,580	6,418
J.D. Wetherspoon PLC	5,468	60,289
James Fisher & Sons PLC	4,579	78,621
Jardine Lloyd Thompson Group PLC	8,402	113,699
JD Sports Fashion PLC	1,594	24,458
John Menzies PLC	2,832	17,317
John Wood Group PLC	11,502	103,590
Jupiter Fund Management PLC	22,824	151,685
KAZ Minerals PLC (I)	5,608	8,402
KCOM Group PLC	41,789	71,009
Keller Group PLC	4,607	56,422
Kier Group PLC	5,324	109,077
Ladbrokes PLC	55,844	98,504
Laird PLC	25,897	135,349
Lancashire Holdings, Ltd.	16,033	147,875
Lavendon Group PLC	3,421	7,414
Lookers PLC	22,449	61,166
Low & Bonar PLC	22,280	21,790
Man Group PLC	85,474	219,884
Management Consulting Group PLC	217	47
Marshalls PLC	4,569	21,824
Marston’s PLC	31,530	77,182
McBride PLC (I)	14,770	36,047
Mears Group PLC	8,289	56,914
Melrose Industries PLC	33,615	143,989
Michael Page International PLC	20,236	144,574
Micro Focus International PLC	8,615	202,317
Millennium & Copthorne Hotels PLC	11,024	75,331
89

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Mitchells & Butlers PLC	20,686	$104,566
Mitie Group PLC	27,952	128,066
MJ Gleeson PLC	2,770	21,763
Moneysupermarket.com Group PLC	17,796	96,270
Morgan Advanced Materials PLC	22,063	80,485
Morgan Sindall Group PLC	789	8,584
Mothercare PLC (I)	8,741	28,386
MWB Group Holdings PLC (I)	11,618	835
N. Brown Group PLC	13,495	61,066
National Express Group PLC	34,580	169,105
NCC Group PLC	13,335	58,450
Northgate PLC	1,332	7,715
Novae Group PLC	2,664	35,213
Ocado Group PLC (I)	2,910	13,001
Ophir Energy PLC (I)	7,595	10,957
Oxford Instruments PLC	2,533	28,553
Pace PLC	22,875	146,429
PayPoint PLC	4,414	59,639
Pendragon PLC	63,903	43,968
Pennon Group PLC	18,559	235,449
Petrofac, Ltd.	408	4,786
Petropavlovsk PLC (I)	13,086	1,252
Pets at Home Group PLC	616	2,504
Photo-Me International PLC	9,981	22,105
Poundland Group PLC	177	541
Premier Farnell PLC	19,707	28,499
Premier Foods PLC (I)	41,106	23,740
Premier Oil PLC (I)	29,180	20,878
Punch Taverns PLC (I)	1,008	1,896
PZ Cussons PLC	16,024	67,143
QinetiQ Group PLC	52,160	207,896
Rank Group PLC	3,844	16,163
Rathbone Brothers PLC	2,792	90,483
Redrow PLC	24,204	167,695
Renishaw PLC	2,008	55,279
Rentokil Initial PLC	98,343	230,738
Ricardo PLC	2,717	36,111
Rightmove PLC	5,015	304,763
RM PLC	8,752	21,189
Rotork PLC	60,697	163,346
RPC Group PLC	17,701	217,013
RPS Group PLC	17,736	61,802
Savills PLC	9,220	120,538
SDL PLC	7,019	43,170
Senior PLC	24,546	83,184
Shanks Group PLC	35,094	49,958
SIG PLC	25,405	53,686
Skyepharma PLC (I)	753	4,386
Soco International PLC	16,636	35,933
Spectris PLC	7,772	206,261
Speedy Hire PLC	24,369	14,873
Spirax-Sarco Engineering PLC	5,227	252,794
Spirent Communications PLC	48,511	50,962
Sportech PLC (I)	11,390	9,950
St. Ives PLC	3,492	11,486
St. Modwen Properties PLC	14,271	87,321
Stagecoach Group PLC	27,597	120,581
STERIS PLC	1,906	143,598
SThree PLC	8,144	39,154
Stobart Group, Ltd.	1,253	1,974
Stolt-Nielsen, Ltd.	620	7,376
STV Group PLC	2,685	20,408
SuperGroup PLC (I)	424	10,276

International Small Company Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Synthomer PLC	11,245	$52,525
TalkTalk Telecom Group PLC (L)	31,116	99,870
Tate & Lyle PLC	15,373	135,411
Ted Baker PLC	1,270	55,866
Telecity Group PLC	9,503	175,619
Telecom Plus PLC	773	12,220
The Restaurant Group PLC	10,421	105,441
The Unite Group PLC	12,292	118,748
The Vitec Group PLC	1,430	12,680
Thomas Cook Group PLC (I)	66,442	118,553
Topps Tiles PLC	15,591	36,108
Tribal Group PLC	7,453	2,641
Trinity Mirror PLC	11,839	29,175
TT Electronics PLC	14,769	34,105
Tullett Prebon PLC	16,882	92,345
U & I Group PLC	5,560	18,409
UBM PLC	25,273	195,877
UK Mail Group PLC	2,810	10,268
Ultra Electronics Holdings PLC	2,489	72,483
UTV Media PLC	6,973	17,862
Vectura Group PLC (I)	32,482	83,988
Vesuvius PLC	21,699	106,847
Victrex PLC	4,968	131,705
Volex PLC (I)	3,136	2,452
Vp PLC	637	7,036
W.S. Atkins PLC	6,846	163,586
WH Smith PLC	8,112	210,783
William Hill PLC	48,853	285,113
Wilmington PLC	8,076	31,345
Wincanton PLC (I)	7,151	20,588
WM Morrison Supermarkets PLC	6,910	15,056
Xaar PLC	1,413	8,754
Xchanging PLC	19,640	55,748
Zeal Network SE	349	14,777
		18,949,828
United States - 0.2%
Alacer Gold Corp. (I)	14,491	25,867
Argonaut Gold, Inc. (I)	6,900	5,934
BNK Petroleum, Inc. (I)	5,141	780
Boart Longyear, Ltd. (I)	36,330	1,603
Diligent Corp. (I)	3,169	13,252
International Game Technology PLC	975	15,776
Nexteer Automotive Group, Ltd.	9,000	9,960
Ormat Technologies, Inc.	1	27
Sims Metal Management, Ltd.	15,252	79,808
Thompson Creek Metals Company, Inc. (I)	11,493	2,367
		155,374
TOTAL COMMON STOCKS (Cost $106,181,576)		$106,539,646

PREFERRED SECURITIES - 0.1%
Germany - 0.1%
Draegerwerk AG & Company KGaA	104	7,704
Fuchs Petrolub SE	1,303	61,354
Jungheinrich AG	483	39,835
Sartorius AG	146	38,090
STO SE & Company KGaA	124	15,465
Villeroy & Boch AG	625	8,288
		170,736
TOTAL PREFERRED SECURITIES (Cost $160,401)		$170,736

90

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
RIGHTS - 0.0%
Fortune Oil PLC (Expiration Date: 03/09/2016) (I)(N)	242,039	$1,784
Perpetual Energy, Inc. (Expiration Date: 01/19/2016; Strike Price: CAD 0.16) (I)	1,456	74
Tiger Resources, Ltd. (Expiration Date: 01/15/2016; Strike Price: AUD 0.05) (I)	28,558	62
TOTAL RIGHTS (Cost $0)		$1,920

SECURITIES LENDING COLLATERAL - 1.5%
John Hancock Collateral Trust, 0.3070% (W)(Y)	163,775	1,638,532
TOTAL SECURITIES LENDING COLLATERAL (Cost $1,638,617)		$1,638,532

SHORT-TERM INVESTMENTS - 0.1%
Money market funds - 0.1%
BlackRock Cash Funds - Prime, 0.3257% (Y)	65,690	$65,690
TOTAL SHORT-TERM INVESTMENTS (Cost $65,690)		$65,690
Total Investments (International Small Company Trust) (Cost $108,046,284) - 101.0%		$108,416,524
Other assets and liabilities, net - (1.0%)		(1,121,581)
TOTAL NET ASSETS - 100.0%		$107,294,943

International Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.9%
Australia - 0.9%
Origin Energy, Ltd.	1,203,463	$4,070,985
WorleyParsons, Ltd.	1,062,433	3,563,965
		7,634,950
Belgium - 0.8%
UCB SA	70,360	6,350,945
Brazil - 0.7%
BM&FBovespa SA	2,120,800	5,798,853
Canada - 6.2%
Barrick Gold Corp.	865,030	6,383,922
Cenovus Energy, Inc.	550,500	6,962,311
Ensign Energy Services, Inc.	777,400	4,146,283
HudBay Minerals, Inc.	1,216,100	4,666,829
Precision Drilling Corp.	2,106,400	8,326,955
Silver Wheaton Corp.	1,051,500	13,070,608
Suncor Energy, Inc.	288,200	7,439,838
		50,996,746
China - 6.2%
China Life Insurance Company, Ltd., H Shares	1,634,000	5,245,464
China Telecom Corp., Ltd., H Shares	20,958,427	9,776,416
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	2,581,800	5,564,839
Sinopec Engineering Group Company, Ltd., H Shares	8,961,000	7,622,550
Sinopharm Group Company, Ltd., H Shares	1,348,000	5,381,519
Springland International Holdings, Ltd. (L)	11,244,700	2,591,057
Trina Solar, Ltd., ADR (I)(L)	1,296,991	14,292,840
		50,474,685

International Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
France - 10.1%
AXA SA	420,461	$11,488,558
BNP Paribas SA	325,606	18,422,015
Cie de Saint-Gobain	197,180	8,544,895
Cie Generale des Etablissements Michelin	113,680	10,820,414
Sanofi	121,223	10,330,893
Societe Generale SA	84,323	3,885,806
Technip SA	216,070	10,745,277
Total SA	190,846	8,555,938
		82,793,796
Germany - 7.4%
Bayer AG	76,310	9,530,436
Deutsche Boerse AG	67,470	5,930,725
Deutsche Lufthansa AG (I)	478,710	7,540,233
Gerresheimer AG	90,920	7,104,687
Merck KGaA	53,744	5,203,568
METRO AG	154,982	4,937,339
MorphoSys AG (I)	84,190	5,238,721
Muenchener Rueckversicherungs- Gesellschaft AG	22,857	4,553,988
Siemens AG	108,861	10,531,909
		60,571,606
Hong Kong - 4.1%
China Mobile, Ltd.	458,500	5,160,924
Digital China Holdings, Ltd.	4,380,000	5,005,046
First Pacific Company, Ltd.	2,588,750	1,714,882
GCL-Poly Energy Holdings, Ltd. (L)	61,931,000	9,208,109
Haier Electronics Group Company, Ltd.	978,200	1,974,507
Kingboard Chemical Holdings, Ltd.	4,824,300	7,674,821
Kunlun Energy Company, Ltd.	3,622,000	3,216,011
		33,954,300
India - 1.2%
Hero MotorCorp, Ltd.	83,700	3,389,020
Jain Irrigation Systems, Ltd.	1,872,382	1,955,010
LIC Housing Finance, Ltd.	618,559	4,756,113
		10,100,143
Ireland - 1.0%
CRH PLC	284,680	8,209,914
Israel - 2.3%
Teva Pharmaceutical Industries, Ltd., ADR	291,724	19,148,763
Italy - 2.7%
Eni SpA	555,193	8,249,212
UniCredit SpA	2,449,808	13,544,305
		21,793,517
Japan - 5.2%
Canon, Inc. (L)	114,600	3,466,653
ITOCHU Corp.	594,760	7,035,089
Nissan Motor Company, Ltd.	1,505,800	15,766,844
SoftBank Group Corp.	240,700	12,148,226
Toyota Motor Corp.	74,330	4,577,169
		42,993,981
Netherlands - 6.1%
Aegon NV	1,797,732	10,167,059
ING Groep NV	323,890	4,382,267
QIAGEN NV (I)	420,910	11,408,485
Royal Dutch Shell PLC, B Shares	408,066	9,300,259
SBM Offshore NV (I)(L)	1,173,310	14,822,195
		50,080,265
91

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Norway - 0.0%
Telenor ASA	7,729	$128,831
Russia - 0.3%
Lukoil PJSC, ADR	68,678	2,231,005
Singapore - 0.8%
United Overseas Bank, Ltd.	451,400	6,223,368
South Africa - 0.3%
Petra Diamonds, Ltd.	1,836,540	2,355,604
South Korea - 12.4%
Daewoo International Corp.	198,958	2,739,758
Hana Financial Group, Inc.	859,668	17,178,666
Hyundai Mobis Company, Ltd.	49,336	10,322,550
Hyundai Motor Company	36,523	4,606,420
KB Financial Group, Inc., ADR (I)	733,361	20,438,771
KIWOOM Securities Company, Ltd.	70,796	3,696,972
Korea Investment Holdings Company, Ltd.	112,346	4,694,750
Samsung Electronics Company, Ltd.	35,704	38,081,254
		101,759,141
Spain - 0.5%
Telefonica SA	350,991	3,893,889
Sweden - 0.8%
Getinge AB, B Shares	262,002	6,863,210
Switzerland - 8.7%
ABB, Ltd. (I)	455,600	8,131,374
Basilea Pharmaceutica (I)	34,270	3,294,752
Credit Suisse Group AG	836,789	18,026,079
GAM Holding AG (I)	219,280	3,629,657
Glencore PLC (I)	8,215,140	10,886,180
Lonza Group AG (I)	27,130	4,412,285
Roche Holding AG	60,472	16,757,300
Swiss Re AG	61,481	6,004,622
		71,142,249
Taiwan - 0.8%
MediaTek, Inc.	522,000	3,948,146
Quanta Computer, Inc.	1,642,000	2,634,171
		6,582,317
Thailand - 0.6%
Bangkok Bank PCL NVDR (L)	1,236,700	5,217,554
United Kingdom - 15.2%
Aviva PLC (I)	1,319,940	10,019,032
BAE Systems PLC	1,545,061	11,375,603
Barclays PLC	2,327,010	7,490,154
BP PLC	1,638,085	8,512,662
Carillion PLC (L)	1,441,700	6,438,983
GlaxoSmithKline PLC	571,604	11,544,092
HSBC Holdings PLC	1,359,500	10,732,250
Johnson Matthey PLC	89,520	3,501,853
Kingfisher PLC	997,670	4,832,227
Marks & Spencer Group PLC	1,558,570	10,377,327
Petrofac, Ltd.	1,161,960	13,629,519
Standard Chartered PLC	853,807	7,084,209
Subsea 7 SA (I)	567,543	4,017,060
Tesco PLC (I)	4,125,340	9,064,566
Vodafone Group PLC	1,962,712	6,364,656
		124,984,193
United States - 1.6%
Halliburton Company	252,830	8,606,333

International Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United States (continued)
Stillwater Mining Company (I)	482,670	$4,136,482
		12,742,815
TOTAL COMMON STOCKS (Cost $890,652,380)		$795,026,640

RIGHTS - 0.0%
GCL-Poly Energy Holdings, Ltd. (I)(N)	12,386,200	63,928
TOTAL RIGHTS (Cost $0)		$63,928

SECURITIES LENDING COLLATERAL - 3.6%
John Hancock Collateral Trust, 0.3070% (W)(Y)	2,946,886	29,483,001
TOTAL SECURITIES LENDING COLLATERAL (Cost $29,483,732)		$29,483,001

SHORT-TERM INVESTMENTS - 2.8%
U.S. Government Agency - 2.8%
Federal Agricultural Mortgage Corp. 0.040%, 01/04/2016*	$ 12,000,000	$12,000,000
Federal Home Loan Bank 0.030%, 01/04/2016*	10,500,000	10,500,000
		22,500,000
TOTAL SHORT-TERM INVESTMENTS (Cost $22,499,934)		$22,500,000
Total Investments (International Value Trust) (Cost $942,636,046) - 103.3%		$847,073,569
Other assets and liabilities, net - (3.3%)		(26,888,599)
TOTAL NET ASSETS - 100.0%		$820,184,970

Lifestyle Aggressive PS Series

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 81.4%
Equity - 81.4%
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	1,056,699	$17,002,292
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $17,843,405)		$17,002,292

UNAFFILIATED INVESTMENT COMPANIES - 18.7%
Exchange-traded funds - 18.7%
Financial Select Sector SPDR Fund	20,030	476,313
Vanguard Energy ETF	2,729	226,834
Vanguard FTSE Emerging Markets ETF	32,389	1,059,444
Vanguard Health Care ETF	1,972	262,039
Vanguard Information Technology ETF	5,702	617,470
Vanguard Materials ETF	809	76,200
Vanguard Mid-Cap ETF	5,279	634,061
Vanguard REIT ETF	2,609	208,016
Vanguard Small-Cap ETF	3,021	334,364
TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $4,226,211)		$3,894,741
Total Investments (Lifestyle Aggressive PS Series) (Cost $22,069,616) - 100.1%		$20,897,033
Other assets and liabilities, net - (0.1%)		(20,157)
TOTAL NET ASSETS - 100.0%		$20,876,876
92

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Lifestyle Balanced PS Series

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 49.9%
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	30,214,068	$486,144,349
Fixed income - 50.1%
Bond, Series NAV (JHAM) (A)(1)	36,773,458	488,719,257
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,006,753,998)		$974,863,606
Total Investments (Lifestyle Balanced PS Series) (Cost $1,006,753,998) - 100.0%		$974,863,606
Other assets and liabilities, net - 0.0%		(35,136)
TOTAL NET ASSETS - 100.0%		$974,828,470

Lifestyle Conservative PS Series

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 19.8%
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	2,340,516	$37,658,901
Fixed income - 80.2%
Bond, Series NAV (JHAM) (A)(1)	11,446,987	152,130,454
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $195,967,716)		$189,789,355
Total Investments (Lifestyle Conservative PS Series) (Cost $195,967,716) - 100.0%		$189,789,355
Other assets and liabilities, net - 0.0%		(30,139)
TOTAL NET ASSETS - 100.0%		$189,759,216

Lifestyle Growth PS Series

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 70.0%
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	85,810,005	$1,380,682,987
Fixed income - 30.0%
Bond, Series NAV (JHAM) (A)(1)	44,622,699	593,035,663
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $2,048,456,037)		$1,973,718,650
Total Investments (Lifestyle Growth PS Series) (Cost $2,048,456,037) - 100.0%		$1,973,718,650
Other assets and liabilities, net - 0.0%		(31,915)
TOTAL NET ASSETS - 100.0%		$1,973,686,735

Lifestyle Moderate PS Series

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (G) - 100.0%
Equity - 39.8%
Strategic Equity Allocation, Series NAV (JHAM) (A)(1)	7,926,674	$127,540,181
Fixed income - 60.2%
Bond, Series NAV (JHAM) (A)(1)	14,527,898	193,075,759
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $330,826,863)		$320,615,940
Total Investments (Lifestyle Moderate PS Series) (Cost $330,826,863) - 100.0%		$320,615,940
Other assets and liabilities, net - 0.0%		(35,434)
TOTAL NET ASSETS - 100.0%		$320,580,506

Mid Cap Index Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.3%
Consumer discretionary - 12.4%
Auto components - 0.4%
Dana Holding Corp.	82,939	$1,144,558
Gentex Corp.	157,745	2,525,497
		3,670,055
Automobiles - 0.2%
Thor Industries, Inc.	24,553	1,378,651
Distributors - 0.6%
LKQ Corp. (I)	165,237	4,895,973
Diversified consumer services - 0.7%
DeVry Education Group, Inc. (L)	30,789	779,270
Graham Holdings Company, Class B	2,417	1,172,172
Service Corp. International	106,253	2,764,703
Sotheby’s	32,264	831,121
		5,547,266
Hotels, restaurants and leisure - 2.1%
Brinker International, Inc.	32,375	1,552,381
Buffalo Wild Wings, Inc. (I)	10,241	1,634,976
Cracker Barrel Old Country Store, Inc. (L)	12,905	1,636,741
Domino’s Pizza, Inc.	29,579	3,290,664
Dunkin’ Brands Group, Inc.	50,177	2,137,041
International Speedway Corp., Class A	14,392	485,298
Jack in the Box, Inc.	19,387	1,487,177
Panera Bread Company, Class A (I)	12,878	2,508,377
The Cheesecake Factory, Inc.	24,322	1,121,487
The Wendy’s Company	118,584	1,277,150
		17,131,292
Household durables - 2.4%
CalAtlantic Group, Inc.	40,986	1,554,189
Jarden Corp. (I)	112,055	6,400,582
KB Home (L)	49,066	604,984
MDC Holdings, Inc.	21,064	537,764
NVR, Inc. (I)	1,989	3,267,927
Tempur Sealy International, Inc. (I)	33,681	2,373,163
Toll Brothers, Inc. (I)	88,041	2,931,765
TRI Pointe Group, Inc. (I)	78,406	993,404
Tupperware Brands Corp.	27,296	1,519,022
		20,182,800
93

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet and catalog retail - 0.1%
HSN, Inc.	17,379	$880,594
Leisure products - 0.8%
Brunswick Corp.	49,054	2,477,718
Polaris Industries, Inc.	32,880	2,826,036
Vista Outdoor, Inc. (I)	34,035	1,514,898
		6,818,652
Media - 1.5%
AMC Networks, Inc., Class A (I)	33,103	2,472,132
Cable One, Inc.	2,393	1,037,748
Cinemark Holdings, Inc.	56,824	1,899,626
DreamWorks Animation
SKG, Inc., Class A (I)(L)	38,225	985,058
John Wiley & Sons, Inc., Class A	26,598	1,197,708
Live Nation Entertainment, Inc. (I)	78,479	1,928,229
Meredith Corp.	20,285	877,326
The New York Times Company, Class A	68,223	915,553
Time, Inc.	59,110	926,254
		12,239,634
Multiline retail - 0.3%
Big Lots, Inc.	26,851	1,034,838
J.C. Penney Company, Inc. (I)(L)	164,553	1,095,923
		2,130,761
Specialty retail - 2.5%
Aaron’s, Inc.	34,793	779,015
Abercrombie & Fitch Company, Class A (L)	36,486	985,122
American Eagle Outfitters, Inc. (L)	96,843	1,501,067
Ascena Retail Group, Inc. (I)(L)	92,307	909,224
Cabela’s, Inc. (I)(L)	26,893	1,256,710
Chico’s FAS, Inc.	75,026	800,527
CST Brands, Inc.	40,728	1,594,094
Dick’s Sporting Goods, Inc.	48,779	1,724,338
Foot Locker, Inc.	74,308	4,836,708
Guess?, Inc.	35,106	662,801
Murphy USA, Inc. (I)	21,221	1,288,964
Office Depot, Inc. (I)	265,721	1,498,666
Rent-A-Center, Inc.	28,577	427,798
Williams-Sonoma, Inc.	44,972	2,626,815
		20,891,849
Textiles, apparel and luxury goods - 0.8%
Carter’s, Inc.	28,140	2,505,304
Deckers Outdoor Corp. (I)	17,603	830,862
Kate Spade & Company (I)	68,772	1,222,078
Skechers U.S.A., Inc., Class A (I)	70,315	2,124,216
		6,682,460
		102,449,987
Consumer staples - 3.4%
Beverages - 0.1%
The Boston Beer Company, Inc., Class A (I)	5,226	1,055,182
Food and staples retailing - 0.6%
Casey’s General Stores, Inc.	21,195	2,552,938
SUPERVALU, Inc. (I)	142,688	967,425
United Natural Foods, Inc. (I)	26,979	1,061,893
		4,582,256
Food products - 2.2%
Dean Foods Company	49,507	849,045
Flowers Foods, Inc.	101,046	2,171,479
Ingredion, Inc.	38,716	3,710,541
Lancaster Colony Corp.	10,463	1,208,058

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Post Holdings, Inc. (I)	33,593	$2,072,688
The Hain Celestial Group, Inc. (I)	55,867	2,256,468
The WhiteWave Foods Company (I)	95,343	3,709,796
Tootsie Roll Industries, Inc. (L)	9,627	304,117
TreeHouse Foods, Inc. (I)	23,197	1,820,037
		18,102,229
Household products - 0.1%
Energizer Holdings, Inc.	33,499	1,140,976
Personal products - 0.4%
Avon Products, Inc.	234,456	949,547
Edgewell Personal Care Company	32,492	2,546,398
		3,495,945
		28,376,588
Energy - 2.9%
Energy equipment and services - 1.3%
Atwood Oceanics, Inc. (L)	31,342	320,629
Dril-Quip, Inc. (I)	20,848	1,234,827
Nabors Industries, Ltd.	154,074	1,311,170
Noble Corp., PLC (L)	130,333	1,375,013
Oceaneering International, Inc.	52,702	1,977,379
Oil States International, Inc. (I)	27,627	752,836
Patterson-UTI Energy, Inc.	79,286	1,195,633
Rowan Companies PLC, Class A	67,218	1,139,345
Superior Energy Services, Inc.	81,197	1,093,724
		10,400,556
Oil, gas and consumable fuels - 1.6%
California Resources Corp.	168,575	392,780
Denbury Resources, Inc. (L)	191,458	386,745
Energen Corp.	42,963	1,761,053
Gulfport Energy Corp. (I)	58,286	1,432,087
HollyFrontier Corp.	98,996	3,948,950
QEP Resources, Inc.	86,594	1,160,360
SM Energy Company	36,600	719,556
Western Refining, Inc.	37,458	1,334,254
World Fuel Services Corp.	38,048	1,463,326
WPX Energy, Inc. (I)	125,989	723,177
		13,322,288
		23,722,844
Financials - 26.1%
Banks - 5.3%
Associated Banc-Corp.	80,909	1,517,044
BancorpSouth, Inc.	45,834	1,099,558
Bank of Hawaii Corp.	23,431	1,473,810
Bank of the Ozarks, Inc.	43,943	2,173,421
Cathay General Bancorp	40,629	1,272,907
Commerce Bancshares, Inc.	45,398	1,931,222
Cullen/Frost Bankers, Inc.	29,564	1,773,840
East West Bancorp, Inc.	78,049	3,243,716
First Horizon National Corp.	129,585	1,881,574
First Niagara Financial Group, Inc.	191,118	2,073,630
FirstMerit Corp.	89,287	1,665,203
Fulton Financial Corp.	94,231	1,225,945
Hancock Holding Company	42,058	1,058,600
International Bancshares Corp.	30,075	772,928
PacWest Bancorp	61,160	2,635,996
Prosperity Bancshares, Inc.	35,463	1,697,259
Signature Bank (I)	27,175	4,167,830
SVB Financial Group (I)	27,921	3,319,807
Synovus Financial Corp.	71,096	2,302,088
94

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
TCF Financial Corp.	92,765	$1,309,842
Trustmark Corp.	36,388	838,380
Umpqua Holdings Corp.	118,689	1,887,155
Valley National Bancorp	120,988	1,191,732
Webster Financial Corp.	49,513	1,841,388
		44,354,875
Capital markets - 2.0%
Eaton Vance Corp.	63,294	2,052,624
Federated Investors, Inc., Class B	51,286	1,469,344
Janus Capital Group, Inc.	79,412	1,118,915
Raymond James Financial, Inc.	69,026	4,001,437
SEI Investments Company	74,606	3,909,354
Stifel Financial Corp. (I)	37,399	1,584,222
Waddell & Reed Financial, Inc., Class A	45,105	1,292,709
WisdomTree Investments, Inc. (L)	61,713	967,660
		16,396,265
Consumer finance - 0.2%
SLM Corp. (I)	229,395	1,495,655
Diversified financial services - 1.5%
CBOE Holdings, Inc.	44,591	2,893,956
FactSet Research Systems, Inc.	22,458	3,650,997
MarketAxess Holdings, Inc.	20,182	2,252,109
MSCI, Inc.	49,979	3,604,985
		12,402,047
Insurance - 5.4%
Alleghany Corp. (I)	8,422	4,025,126
American Financial Group, Inc.	38,695	2,789,136
Arthur J. Gallagher & Company	95,645	3,915,706
Aspen Insurance Holdings, Ltd.	32,737	1,581,197
Brown & Brown, Inc.	62,979	2,021,626
CNO Financial Group, Inc.	100,667	1,921,733
Endurance Specialty Holdings, Ltd.	33,154	2,121,524
Everest Re Group, Ltd.	23,287	4,263,617
First American Financial Corp.	59,200	2,125,280
Genworth Financial, Inc., Class A (I)	270,149	1,007,656
Kemper Corp.	26,227	976,956
Mercury General Corp.	19,611	913,284
Old Republic International Corp.	131,694	2,453,459
Primerica, Inc.	26,162	1,235,631
Reinsurance Group of America, Inc.	35,527	3,039,335
RenaissanceRe Holdings, Ltd.	23,692	2,681,697
StanCorp Financial Group, Inc.	22,998	2,619,012
The Hanover Insurance Group, Inc.	23,410	1,904,169
W.R. Berkley Corp.	53,159	2,910,455
		44,506,599
Real estate investment trusts - 10.5%
Alexandria Real Estate Equities, Inc.	39,215	3,543,467
American Campus Communities, Inc.	60,499	2,501,029
BioMed Realty Trust, Inc.	108,834	2,578,277
Camden Property Trust	47,103	3,615,626
Care Capital Properties, Inc.	45,413	1,388,275
Communications Sales & Leasing, Inc.	64,876	1,212,532
Corporate Office Properties Trust	50,916	1,111,496
Corrections Corp. of America	63,084	1,671,095
Douglas Emmett, Inc.	75,651	2,358,798
Duke Realty Corp.	187,114	3,933,136
Equity One, Inc.	39,756	1,079,375
Extra Space Storage, Inc.	66,733	5,886,518
Federal Realty Investment Trust	37,509	5,480,065
Highwoods Properties, Inc.	51,596	2,249,586

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Hospitality Properties Trust	82,504	$2,157,480
Kilroy Realty Corp.	50,041	3,166,594
Lamar Advertising Company, Class A	44,531	2,670,969
LaSalle Hotel Properties	60,927	1,532,923
Liberty Property Trust	79,960	2,482,758
Mack-Cali Realty Corp.	47,987	1,120,496
Mid-America Apartment Communities, Inc.	40,865	3,710,951
National Retail Properties, Inc.	73,650	2,949,683
Omega Healthcare Investors, Inc.	89,045	3,114,794
Post Properties, Inc.	29,196	1,727,235
Potlatch Corp.	21,911	662,589
Rayonier, Inc.	66,751	1,481,872
Regency Centers Corp.	51,073	3,479,093
Senior Housing Properties Trust	129,556	1,922,611
Sovran Self Storage, Inc.	19,550	2,097,911
Tanger Factory Outlet Centers, Inc.	51,624	1,688,105
Taubman Centers, Inc.	32,456	2,490,024
UDR, Inc.	141,776	5,326,524
Urban Edge Properties	49,735	1,166,286
Weingarten Realty Investors	61,417	2,123,800
WP Glimcher, Inc.	99,810	1,058,984
		86,740,957
Real estate management and development - 0.6%
Alexander & Baldwin, Inc.	24,745	873,746
Jones Lang LaSalle, Inc.	24,366	3,895,149
		4,768,895
Thrifts and mortgage finance - 0.6%
New York Community Bancorp, Inc.	262,211	4,279,284
Washington Federal, Inc.	50,622	1,206,322
		5,485,606
		216,150,899
Health care - 9.5%
Biotechnology - 0.5%
United Therapeutics Corp. (I)	24,695	3,867,484
Health care equipment and supplies - 4.2%
Align Technology, Inc. (I)	39,251	2,584,678
Halyard Health, Inc. (I)	25,107	838,825
Hill-Rom Holdings, Inc.	30,869	1,483,564
Hologic, Inc. (I)	133,127	5,150,684
IDEXX Laboratories, Inc. (I)	49,197	3,587,445
LivaNova PLC (I)	22,989	1,364,857
ResMed, Inc.	75,687	4,063,635
Sirona Dental Systems, Inc. (I)	30,311	3,321,176
STERIS PLC	46,405	3,496,153
Teleflex, Inc.	22,406	2,945,269
The Cooper Companies, Inc.	26,348	3,535,902
West Pharmaceutical Services, Inc.	38,784	2,335,572
		34,707,760
Health care providers and services - 2.8%
Amsurg Corp. (I)	29,181	2,217,756
Centene Corp. (I)	64,541	4,247,443
Community Health Systems, Inc. (I)	63,623	1,687,918
Health Net, Inc. (I)	42,000	2,875,320
LifePoint Health, Inc. (I)	23,547	1,728,350
MEDNAX, Inc. (I)	51,009	3,655,305
Molina Healthcare, Inc. (I)	22,041	1,325,325
Owens & Minor, Inc.	33,944	1,221,305
VCA, Inc. (I)	43,712	2,404,160
95

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
WellCare Health Plans, Inc. (I)	23,738	$1,856,549
		23,219,431
Health care technology - 0.2%
Allscripts Healthcare Solutions, Inc. (I)	101,758	1,565,038
Life sciences tools and services - 1.5%
Bio-Rad Laboratories, Inc., Class A (I)	11,315	1,568,938
Bio-Techne Corp.	20,019	1,801,710
Charles River
Laboratories International, Inc. (I)	25,197	2,025,587
Mettler-Toledo International, Inc. (I)	14,796	5,017,767
PAREXEL International Corp. (I)	28,798	1,961,720
		12,375,722
Pharmaceuticals - 0.3%
Akorn, Inc. (I)(L)	43,146	1,609,777
Catalent, Inc. (I)	52,985	1,326,215
		2,935,992
		78,671,427
Industrials - 14.6%
Aerospace and defense - 1.6%
B/E Aerospace, Inc.	56,609	2,398,523
Esterline Technologies Corp. (I)	16,024	1,297,944
Huntington Ingalls Industries, Inc.	25,418	3,224,273
KLX, Inc. (I)	28,416	874,929
Orbital ATK, Inc.	31,835	2,844,139
Teledyne Technologies, Inc. (I)	19,063	1,690,888
Triumph Group, Inc.	26,558	1,055,681
		13,386,377
Airlines - 1.1%
Alaska Air Group, Inc.	68,162	5,487,723
JetBlue Airways Corp. (I)	170,616	3,864,452
		9,352,175
Building products - 1.3%
AO Smith Corp.	40,481	3,101,249
Fortune Brands Home & Security, Inc.	86,581	4,805,246
Lennox International, Inc.	21,772	2,719,323
		10,625,818
Commercial services and supplies - 1.7%
Clean Harbors, Inc. (I)	28,640	1,192,856
Copart, Inc. (I)	58,946	2,240,537
Deluxe Corp.	26,474	1,443,892
Herman Miller, Inc.	32,231	925,030
HNI Corp.	23,888	861,401
MSA Safety, Inc.	17,100	743,337
R.R. Donnelley & Sons Company	112,413	1,654,719
Rollins, Inc.	50,629	1,311,291
Waste Connections, Inc.	66,039	3,719,316
		14,092,379
Construction and engineering - 0.6%
AECOM (I)	82,127	2,466,274
Granite Construction, Inc.	21,210	910,121
KBR, Inc.	77,750	1,315,530
		4,691,925
Electrical equipment - 1.2%
Acuity Brands, Inc.	23,679	5,536,150
Hubbell, Inc.	27,567	2,785,370
Regal Beloit Corp.	24,151	1,413,317
		9,734,837

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Industrial conglomerates - 0.4%
Carlisle Companies, Inc.	35,135	$3,116,123
Machinery - 4.0%
AGCO Corp.	39,794	1,806,250
CLARCOR, Inc.	26,984	1,340,565
Crane Company	26,578	1,271,492
Donaldson Company, Inc.	66,756	1,913,227
Graco, Inc.	30,261	2,180,910
IDEX Corp.	41,370	3,169,356
ITT Corp.	48,154	1,748,953
Joy Global, Inc. (L)	52,961	667,838
Kennametal, Inc.	42,779	821,357
Lincoln Electric Holdings, Inc.	35,716	1,853,303
Nordson Corp.	30,801	1,975,884
Oshkosh Corp.	40,495	1,580,925
Terex Corp.	58,442	1,080,008
The Timken Company	39,616	1,132,621
The Toro Company	29,522	2,157,173
Trinity Industries, Inc.	83,194	1,998,320
Valmont Industries, Inc.	12,523	1,327,688
Wabtec Corp.	52,072	3,703,361
Woodward, Inc.	30,822	1,530,621
		33,259,852
Marine - 0.2%
Kirby Corp. (I)	29,055	1,528,874
Professional services - 1.2%
CEB, Inc.	18,057	1,108,519
FTI Consulting, Inc. (I)	22,537	781,132
ManpowerGroup, Inc.	39,838	3,357,945
Towers Watson & Company, Class A	37,554	4,824,187
		10,071,783
Road and rail - 0.7%
Genesee & Wyoming, Inc., Class A (I)	30,751	1,651,021
Landstar System, Inc.	23,471	1,376,574
Old Dominion Freight Line, Inc. (I)	37,675	2,225,462
Werner Enterprises, Inc.	24,009	561,571
		5,814,628
Trading companies and distributors - 0.6%
GATX Corp.	23,269	990,096
MSC Industrial Direct Company, Inc., Class A	26,077	1,467,353
NOW, Inc. (I)(L)	57,730	913,289
Watsco, Inc.	13,843	1,621,431
		4,992,169
		120,666,940
Information technology - 16.1%
Communications equipment - 1.0%
ARRIS Group, Inc. (I)	72,642	2,220,666
Ciena Corp. (I)	68,228	1,411,637
InterDigital, Inc.	19,344	948,630
NetScout Systems, Inc. (I)	53,464	1,641,345
Plantronics, Inc.	18,265	866,126
Polycom, Inc. (I)	71,832	904,365
		7,992,769
Electronic equipment, instruments and components - 3.6%
Arrow Electronics, Inc. (I)	50,424	2,731,972
Avnet, Inc.	71,433	3,060,190
Belden, Inc.	22,484	1,072,037
Cognex Corp.	45,942	1,551,461
FEI Company	22,103	1,763,598
Ingram Micro, Inc., Class A	84,699	2,573,156
96

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
IPG Photonics Corp. (I)	19,595	$1,747,090
Jabil Circuit, Inc.	102,408	2,385,082
Keysight Technologies, Inc. (I)	92,066	2,608,230
Knowles Corp. (I)(L)	47,596	634,455
National Instruments Corp.	54,014	1,549,662
SYNNEX Corp.	15,739	1,415,408
Tech Data Corp. (I)	19,026	1,262,946
Trimble Navigation, Ltd. (I)	135,551	2,907,569
Vishay Intertechnology, Inc.	72,953	879,084
Zebra Technologies Corp., Class A (I)	28,049	1,953,613
		30,095,553
Internet software and services - 0.4%
j2 Global, Inc.	24,864	2,046,804
Rackspace Hosting, Inc. (I)	61,999	1,569,815
		3,616,619
IT services - 4.0%
Acxiom Corp. (I)	41,982	878,263
Broadridge Financial Solutions, Inc.	64,152	3,446,887
Computer Sciences Corp.	75,127	2,455,150
Convergys Corp.	52,936	1,317,577
CoreLogic, Inc. (I)	47,983	1,624,704
DST Systems, Inc.	17,592	2,006,544
Gartner, Inc. (I)	44,729	4,056,920
Global Payments, Inc.	70,150	4,525,377
Jack Henry & Associates, Inc.	43,213	3,373,207
Leidos Holdings, Inc.	34,546	1,943,558
MAXIMUS, Inc.	35,524	1,998,225
NeuStar, Inc., Class A (I)(L)	28,330	679,070
Science Applications International Corp.	22,562	1,032,888
VeriFone Systems, Inc. (I)	62,482	1,750,746
WEX, Inc. (I)	20,819	1,840,400
		32,929,516
Semiconductors and semiconductor equipment - 1.9%
Advanced Micro Devices, Inc. (I)(L)	349,505	1,003,079
Atmel Corp.	228,162	1,964,475
Cree, Inc. (I)(L)	55,638	1,483,865
Cypress Semiconductor Corp.	180,561	1,771,303
Fairchild Semiconductor International, Inc. (I)	60,962	1,262,523
Integrated Device Technology, Inc. (I)	78,967	2,080,780
Intersil Corp., Class A	71,163	908,040
Silicon Laboratories, Inc. (I)	20,963	1,017,544
SunEdison, Inc. (I)(L)	173,606	883,655
Synaptics, Inc. (I)	19,622	1,576,431
Teradyne, Inc.	111,282	2,300,199
		16,251,894
Software - 4.6%
ACI Worldwide, Inc. (I)	64,496	1,380,214
ANSYS, Inc. (I)	48,118	4,450,915
Cadence Design Systems, Inc. (I)	160,902	3,348,371
CDK Global, Inc.	86,215	4,092,626
CommVault Systems, Inc. (I)	22,783	896,511
Fair Isaac Corp.	16,772	1,579,587
Fortinet, Inc. (I)	79,209	2,468,945
Manhattan Associates, Inc. (I)	39,544	2,616,626
Mentor Graphics Corp.	53,672	988,638
PTC, Inc. (I)	62,201	2,154,021
SolarWinds, Inc. (I)	33,773	1,989,230
Solera Holdings, Inc.	36,556	2,004,365
Synopsys, Inc. (I)	84,529	3,855,368
The Ultimate Software Group, Inc. (I)	15,519	3,034,120

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Tyler Technologies, Inc. (I)	17,555	$3,060,188
		37,919,725
Technology hardware, storage and peripherals - 0.6%
3D Systems Corp. (I)(L)	57,310	498,024
Diebold, Inc. (L)	34,992	1,052,909
Lexmark International, Inc., Class A	33,185	1,076,853
NCR Corp. (I)	85,966	2,102,728
		4,730,514
		133,536,590
Materials - 6.2%
Chemicals - 3.0%
Albemarle Corp.	60,904	3,411,233
Ashland, Inc.	34,038	3,495,703
Cabot Corp.	33,888	1,385,341
Minerals Technologies, Inc.	18,717	858,362
NewMarket Corp.	5,446	2,073,456
Olin Corp.	88,947	1,535,225
PolyOne Corp.	46,743	1,484,558
RPM International, Inc.	71,870	3,166,592
Sensient Technologies Corp.	24,300	1,526,526
The Chemours Company	97,480	522,493
The Scotts Miracle-Gro Company, Class A	24,785	1,598,880
The Valspar Corp.	39,529	3,278,931
		24,337,300
Construction materials - 0.2%
Eagle Materials, Inc.	27,139	1,640,010
Containers and packaging - 1.4%
AptarGroup, Inc.	33,824	2,457,314
Bemis Company, Inc.	51,930	2,320,752
Greif, Inc., Class A	13,845	426,564
Packaging Corp. of America	52,637	3,318,763
Silgan Holdings, Inc.	21,790	1,170,559
Sonoco Products Company	54,364	2,221,857
		11,915,809
Metals and mining - 1.3%
Allegheny Technologies, Inc.	58,824	661,770
Carpenter Technology Corp.	26,684	807,725
Commercial Metals Company	62,267	852,435
Compass Minerals International, Inc.	18,148	1,366,000
Reliance Steel & Aluminum Company	38,789	2,246,271
Royal Gold, Inc.	35,112	1,280,535
Steel Dynamics, Inc.	131,827	2,355,748
United States Steel Corp. (L)	78,775	628,625
Worthington Industries, Inc.	25,343	763,838
		10,962,947
Paper and forest products - 0.3%
Domtar Corp.	33,843	1,250,499
Louisiana-Pacific Corp. (I)	76,849	1,384,050
		2,634,549
		51,490,615
Telecommunication services - 0.2%
Wireless telecommunication services - 0.2%
Telephone & Data Systems, Inc.	50,776	1,314,591
Utilities - 4.9%
Electric utilities - 1.8%
Cleco Corp.	32,577	1,700,845
Great Plains Energy, Inc.	83,129	2,270,253
97

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Hawaiian Electric Industries, Inc.	57,880	$1,675,626
IDACORP, Inc.	27,115	1,843,820
OGE Energy Corp.	108,510	2,852,728
PNM Resources, Inc.	42,904	1,311,575
Westar Energy, Inc.	76,659	3,251,108
		14,905,955
Gas utilities - 1.6%
Atmos Energy Corp.	54,985	3,466,254
National Fuel Gas Company (L)	46,159	1,973,297
ONE Gas, Inc.	28,088	1,409,175
Questar Corp.	94,658	1,843,938
UGI Corp.	93,064	3,141,841
WGL Holdings, Inc.	27,172	1,711,564
		13,546,069
Independent power and renewable electricity producers - 0.0%
Talen Energy Corp. (I)	34,610	215,620
Multi-utilities - 1.1%
Alliant Energy Corp.	61,407	3,834,867
Black Hills Corp.	27,759	1,288,850
MDU Resources Group, Inc.	106,502	1,951,117
Vectren Corp.	44,526	1,888,793
		8,963,627
Water utilities - 0.4%
Aqua America, Inc.	95,233	2,837,943
		40,469,214
TOTAL COMMON STOCKS (Cost $598,528,041)		$796,849,695

RIGHTS - 0.0%
Community Health Systems, Inc. (Expiration Date: 01/27/2016) (I)(N)	137,366	1,236
TOTAL RIGHTS (Cost $8,929)		$1,236

SECURITIES LENDING COLLATERAL - 2.5%
John Hancock Collateral Trust, 0.3070% (W)(Y)	2,086,911	20,879,131
TOTAL SECURITIES LENDING COLLATERAL (Cost $20,880,199)		$20,879,131

SHORT-TERM INVESTMENTS - 3.5%
Repurchase agreement - 3.5%
Repurchase Agreement with State Street Corp. dated 12/31/2015 at 0.030% to be repurchased at $28,969,097 on 01/04/2016, collateralized by $32,745,000 U.S. Treasury Bonds, 2.500% due 02/15/2045 (valued at $29,552,363, including interest)	$28,969,000	$28,969,000
TOTAL SHORT-TERM INVESTMENTS (Cost $28,969,000)		$28,969,000
Total Investments (Mid Cap Index Trust) (Cost $648,386,169) - 102.3%		$846,699,062
Other assets and liabilities, net - (2.3%)		(18,842,512)
TOTAL NET ASSETS - 100.0%		$827,856,550

Mid Cap Stock Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 88.8%
Consumer discretionary - 14.2%
Automobiles - 1.1%
Tesla Motors, Inc. (I)(L)	34,150	$8,196,345
Diversified consumer services - 0.2%
The Honest Company, Inc. (I)(R)	28,542	1,305,939
Hotels, restaurants and leisure - 7.1%
Diamond Resorts International, Inc. (I)(L)	509,983	13,009,666
Hilton Worldwide Holdings, Inc.	338,952	7,253,573
Jack in the Box, Inc.	106,909	8,200,989
Panera Bread Company, Class A (I)	87,505	17,044,224
Wyndham Worldwide Corp.	129,244	9,389,577
		54,898,029
Household durables - 1.3%
Harman International Industries, Inc.	103,517	9,752,337
Media - 1.1%
IMAX Corp. (I)	235,359	8,364,659
Specialty retail - 0.9%
Advance Auto Parts, Inc.	44,234	6,657,659
Jand, Inc., Class A (I)(R)	25,303	290,613
		6,948,272
Textiles, apparel and luxury goods - 2.5%
Kate Spade & Company (I)	401,532	7,135,224
Samsonite International SA	3,965,980	11,885,951
		19,021,175
		108,486,756
Consumer staples - 4.3%
Beverages - 3.1%
Monster Beverage Corp. (I)	158,528	23,614,331
Food products - 1.2%
Nomad Foods, Ltd. (I)	799,118	9,430,724
		33,045,055
Energy - 2.3%
Oil, gas and consumable fuels - 2.3%
Concho Resources, Inc. (I)	33,295	3,091,774
Diamondback Energy, Inc. (I)	60,377	4,039,221
Energen Corp.	76,479	3,134,874
Newfield Exploration Company (I)	109,460	3,564,018
Pioneer Natural Resources Company	33,150	4,156,347
		17,986,234
		17,986,234
Financials - 9.9%
Banks - 1.2%
Citizens Financial Group, Inc.	359,466	9,414,415
Capital markets - 3.9%
Invesco, Ltd.	57,100	1,911,708
Julius Baer Group, Ltd. (I)	151,432	7,325,849
Northern Trust Corp.	200,150	14,428,814
Raymond James Financial, Inc.	108,800	6,307,136
		29,973,507
Diversified financial services - 1.8%
Double Eagle Acquisition Corp. (I)	390,144	3,901,440
McGraw Hill Financial, Inc.	99,500	9,808,710
		13,710,150
Real estate investment trusts - 1.5%
Equinix, Inc.	38,085	11,516,904
98

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate management and development - 1.5%
CBRE Group, Inc., Class A (I)	316,124	$10,931,568
WeWork Companies, Inc., Class A (I)(R)	18,198	598,532
		11,530,100
		76,145,076
Health care - 24.8%
Biotechnology - 3.0%
Alnylam Pharmaceuticals, Inc. (I)	34,386	3,237,098
Anacor Pharmaceuticals, Inc. (I)	23,319	2,634,347
Incyte Corp. (I)	49,265	5,342,789
Ionis Pharmaceuticals, Inc. (I)	62,859	3,892,858
Regeneron Pharmaceuticals, Inc. (I)	14,945	8,113,192
		23,220,284
Health care equipment and supplies - 10.3%
Becton, Dickinson and Company	100,285	15,452,916
Boston Scientific Corp. (I)	714,070	13,167,451
ConforMIS, Inc. (I)	101,791	1,759,966
DexCom, Inc. (I)	77,369	6,336,521
HeartWare International, Inc. (I)	81,216	4,093,286
Hologic, Inc. (I)	374,937	14,506,313
Insulet Corp. (I)	210,180	7,946,906
Intuitive Surgical, Inc. (I)	29,390	16,051,642
		79,315,001
Health care technology - 4.8%
athenahealth, Inc. (I)(L)	43,052	6,930,080
Cerner Corp. (I)	269,800	16,233,866
Veeva Systems, Inc., Class A (I)	466,793	13,466,978
		36,630,924
Life sciences tools and services - 0.5%
Illumina, Inc. (I)	20,098	3,857,711
Pharmaceuticals - 6.2%
Allergan PLC (I)	46,026	14,383,125
Eisai Company, Ltd.	134,200	8,877,430
Mylan NV (I)	295,133	15,957,841
Ono Pharmaceutical Company, Ltd.	45,070	8,036,507
		47,254,903
		190,278,823
Industrials - 10.4%
Aerospace and defense - 0.2%
DigitalGlobe, Inc. (I)	89,002	1,393,771
Building products - 1.8%
Fortune Brands Home & Security, Inc.	256,198	14,218,989
Commercial services and supplies - 1.2%
Stericycle, Inc. (I)	75,599	9,117,239
Electrical equipment - 1.2%
AMETEK, Inc.	174,763	9,365,549
Machinery - 1.3%
The Middleby Corp. (I)	90,721	9,786,074
Road and rail - 2.3%
Kansas City Southern	135,226	10,097,325
Landstar System, Inc.	124,865	7,323,332
		17,420,657
Trading companies and distributors - 2.4%
AerCap Holdings NV (I)	200,078	8,635,366

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
Fastenal Company (L)	245,959	$10,040,046
		18,675,412
		79,977,691
Information technology - 20.9%
Communications equipment - 2.8%
Arista Networks, Inc. (I)(L)	121,742	9,476,397
Palo Alto Networks, Inc. (I)	66,722	11,752,413
		21,228,810
Electronic equipment, instruments and components - 1.2%
CDW Corp.	216,681	9,109,269
Internet software and services - 5.0%
Akamai Technologies, Inc. (I)	207,527	10,922,146
Apigee Corp. (I)(L)	146,412	1,175,688
CoStar Group, Inc. (I)	83,401	17,238,153
Zillow Group, Inc., Class A (I)(L)	107,371	2,795,941
Zillow Group, Inc., Class C (I)(L)	247,042	5,800,546
		37,932,474
Semiconductors and semiconductor equipment - 2.6%
Applied Materials, Inc.	420,407	7,848,999
First Solar, Inc. (I)	66,567	4,392,756
NXP Semiconductors NV (I)	93,130	7,846,203
		20,087,958
Software - 8.3%
Guidewire Software, Inc. (I)	128,240	7,714,918
Mobileye NV (I)(L)	196,001	8,286,922
ServiceNow, Inc. (I)	171,663	14,859,149
SS&C Technologies Holdings, Inc.	137,182	9,365,415
Tableau Software, Inc., Class A (I)	42,518	4,006,046
Tyler Technologies, Inc. (I)	33,812	5,894,108
Workday, Inc., Class A (I)	170,494	13,584,962
		63,711,520
Technology hardware, storage and peripherals - 1.0%
Pure Storage, Inc., Class A (I)(L)	298,932	4,654,371
Pure Storage, Inc., Class B (I)	211,388	3,158,408
		7,812,779
		159,882,810
Materials - 0.9%
Chemicals - 0.9%
Platform Specialty Products Corp. (I)	537,237	6,892,751
Telecommunication services - 1.1%
Wireless telecommunication services - 1.1%
SBA Communications Corp., Class A (I)	76,741	8,063,177
TOTAL COMMON STOCKS (Cost $644,100,293)		$680,758,373

PREFERRED SECURITIES - 9.9%
Consumer discretionary - 0.5%
Diversified consumer services - 0.4%
The Honest Company, Inc. (I)(R)	66,598	3,047,191
Specialty retail - 0.1%
Jand, Inc., Series D (I)(R)	56,502	648,942
		3,696,133
Financials - 1.5%
Capital markets - 0.6%
Forward Venture (I)(R)	103,425	4,263,179
99

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Real estate management and development - 0.9%
Redfin Corp. (I)(R)	553,613	$1,825,650
WeWork Companies, Inc., Series D1 (I)(R)	90,446	2,974,769
WeWork Companies, Inc., Series D2 (I)(R)	71,065	2,337,328
		7,137,747
		11,400,926
Industrials - 0.5%
Electrical equipment - 0.5%
Lithium Technology Corp. (I)(R)	844,439	4,188,417
Information technology - 7.4%
Electronic equipment, instruments and components - 0.5%
Veracode, Inc. (I)(R)	136,934	4,105,281
Internet software and services - 4.8%
DocuSign, Inc., Series B (I)(R)	6,185	118,091
DocuSign, Inc., Series B1 (I)(R)	1,853	35,380
DocuSign, Inc., Series D (I)(R)	4,445	84,869
DocuSign, Inc., Series E (I)(R)	114,951	2,194,771
DocuSign, Inc., Series F (I)(R)	15,288	291,895
Lookout, Inc., Series F (I)(R)	185,829	1,607,421
One Kings Lane, Inc. (I)(R)	302,694	4,092,423
Uber Technologies, Inc. (I)(R)	584,504	28,507,546
		36,932,396
Software - 2.1%
Birst, Inc., Series F (I)(R)	328,201	1,916,989
DraftKings, Inc., Series C (I)(R)	541,740	1,110,567
Essence Group Holdings Corp. (I)(R)	1,459,559	3,225,625
MarkLogic Corp., Series F (I)(R)	222,196	2,257,511
Nutanix, Inc. (I)(R)	148,220	2,300,374
Pinterest, Inc., Series G (I)(R)	58,418	2,096,941
Zuora, Inc., Series F (I)(R)	715,736	3,149,238
		16,057,245
		57,094,922
TOTAL PREFERRED SECURITIES (Cost $49,235,589)		$76,380,398

CORPORATE BONDS - 0.1%
Information technology - 0.1%
DraftKings, Inc. 5.000%, 12/23/2016 (R)	$396,255	$396,255
TOTAL CORPORATE BONDS (Cost $396,255)		$396,255

SECURITIES LENDING COLLATERAL - 8.0%
John Hancock Collateral Trust, 0.3070% (W)(Y)	6,126,594	$61,295,344
TOTAL SECURITIES LENDING COLLATERAL (Cost $61,298,869)		$61,295,344

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 1.9%
Repurchase agreement - 1.9%
Deutsche Bank Tri-Party Repurchase Agreement dated 12/31/2015 at 0.360% to be repurchased at $14,500,580 on 01/04/2016, collateralized by $13,485,593 Federal National Mortgage Association, 4.500% due 02/01/2045 (valued at $14,790,000, including interest)	$14,500,000	$14,500,000
TOTAL SHORT-TERM INVESTMENTS (Cost $14,500,000)		$14,500,000
Total Investments (Mid Cap Stock Trust) (Cost $769,531,006) - 108.7%		$833,330,370
Other assets and liabilities, net - (8.7%)		(66,559,936)
TOTAL NET ASSETS - 100.0%		$766,770,434

Mid Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 91.2%
Consumer discretionary - 11.7%
Diversified consumer services - 0.9%
Strayer Education, Inc. (I)	107,105	$6,439,153
Leisure products - 1.9%
Mattel, Inc.	480,900	13,066,053
Sankyo Company, Ltd.	29,700	1,108,634
		14,174,687
Media - 5.7%
Cablevision Systems Corp., Class A	172,000	5,486,800
News Corp., Class A	862,700	11,525,672
Pearson PLC	343,888	3,717,582
Scholastic Corp.	107,824	4,157,693
Tribune Media Company, Class A	277,200	9,372,132
Viacom, Inc., Class B	204,000	8,396,640
		42,656,519
Multiline retail - 1.7%
Kohl’s Corp.	263,800	12,564,794
Specialty retail - 0.6%
Chico’s FAS, Inc.	211,300	2,254,571
The Gap, Inc. (L)	99,400	2,455,180
		4,709,751
Textiles, apparel and luxury goods - 0.9%
Coach, Inc.	201,800	6,604,914
		87,149,818
Consumer staples - 9.6%
Beverages - 0.7%
Carlsberg A/S, Class B	61,773	5,472,573
Food and staples retailing - 2.8%
Sysco Corp.	500,300	20,512,300
Food products - 6.0%
Archer-Daniels-Midland Company	200,500	7,354,340
Bunge, Ltd.	234,100	15,984,348
Dean Foods Company	25,700	440,755
Flowers Foods, Inc.	6,200	133,238
Kellogg Company	183,700	13,275,999
McCormick & Company, Inc. (L)	60,500	5,176,380

100

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Tootsie Roll Industries, Inc. (L)	81,448	$2,572,942
		44,938,002
Household products - 0.1%
The Clorox Company	2,900	367,807
		71,290,682
Energy - 6.0%
Energy equipment and services - 0.4%
SEACOR Holdings, Inc. (I)	56,600	2,974,896
Oil, gas and consumable fuels - 5.6%
Cameco Corp. (L)	481,100	5,931,963
Canadian Natural Resources, Ltd.	445,000	9,714,350
Canadian Oil Sands, Ltd.	1,436,000	8,582,583
CONSOL Energy, Inc. (L)	80,547	636,321
Hess Corp.	141,700	6,869,616
Murphy Oil Corp.	453,200	10,174,340
		41,909,173
		44,884,069
Financials - 27.0%
Banks - 4.6%
Commerce Bancshares, Inc.	36,235	1,541,437
Fifth Third Bancorp	512,800	10,307,280
First Horizon National Corp.	810,249	11,764,815
Popular, Inc.	111,300	3,154,242
SunTrust Banks, Inc.	62,800	2,690,352
Westamerica Bancorp. (L)	107,000	5,002,250
		34,460,376
Capital markets - 4.9%
E*TRADE Financial Corp. (I)	401,044	11,886,944
Lazard, Ltd., Class A	9,900	445,599
Northern Trust Corp.	254,500	18,346,905
Waddell & Reed Financial, Inc., Class A	192,500	5,517,050
		36,196,498
Consumer finance - 1.1%
Ally Financial, Inc. (I)	440,960	8,219,494
Diversified financial services - 0.3%
Groupe Bruxelles Lambert SA	16,000	1,369,077
Pargesa Holding SA	13,665	863,301
		2,232,378
Insurance - 10.1%
CNA Financial Corp.	243,500	8,559,025
First American Financial Corp.	199,700	7,169,230
FNF Group	226,116	7,839,442
Kemper Corp.	144,154	5,369,737
Loews Corp.	244,100	9,373,440
Marsh & McLennan Companies, Inc.	275,700	15,287,565
The Progressive Corp.	285,400	9,075,720
White Mountains Insurance Group, Ltd.	16,900	12,283,089
		74,957,248
Real estate investment trusts - 4.6%
AvalonBay Communities, Inc.	3,600	662,868
Equity Commonwealth (I)	135,400	3,754,642
Rayonier, Inc.	464,800	10,318,560
Taubman Centers, Inc.	18,200	1,396,304
The Macerich Company	121,600	9,811,904
Washington Real Estate Investment Trust	74,400	2,013,264
Weyerhaeuser Company	140,836	4,222,263

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
WP Glimcher, Inc.	177,600	$1,884,336
		34,064,141
Real estate management and development - 0.0%
The St. Joe Company (I)(L)	7,100	131,421
Thrifts and mortgage finance - 1.4%
Capitol Federal Financial, Inc.	426,598	5,358,071
PHH Corp. (I)	314,000	5,086,800
		10,444,871
		200,706,427
Health care - 9.5%
Biotechnology - 1.1%
Baxalta, Inc.	71,700	2,798,451
Seattle Genetics, Inc. (I)	118,200	5,304,816
		8,103,267
Health care equipment and supplies - 4.3%
Baxter International, Inc.	178,800	6,821,220
Haemonetics Corp. (I)	146,000	4,707,040
Halyard Health, Inc. (I)	69,144	2,310,101
Hologic, Inc. (I)	464,400	17,967,636
		31,805,997
Health care providers and services - 3.3%
HealthSouth Corp.	122,470	4,263,181
Quest Diagnostics, Inc.	156,300	11,119,182
Select Medical Holdings Corp.	616,288	7,339,990
Tenet Healthcare Corp. (I)	57,400	1,739,220
		24,461,573
Pharmaceuticals - 0.8%
Zoetis, Inc.	136,000	6,517,120
		70,887,957
Industrials - 9.4%
Aerospace and defense - 1.6%
KLX, Inc. (I)	65,300	2,010,587
Textron, Inc.	241,400	10,141,214
		12,151,801
Air freight and logistics - 2.5%
C.H. Robinson Worldwide, Inc.	210,400	13,049,008
Expeditors International of Washington, Inc.	114,100	5,145,910
		18,194,918
Commercial services and supplies - 1.7%
Cintas Corp.	134,600	12,255,330
Construction and engineering - 1.2%
KBR, Inc.	531,900	8,999,748
Machinery - 1.8%
AGCO Corp.	56,800	2,578,152
Colfax Corp. (I)	30,400	709,840
Cummins, Inc.	46,800	4,118,868
SPX FLOW, Inc. (I)	5,500	153,505
Xylem, Inc.	156,000	5,694,000
		13,254,365
Professional services - 0.5%
ManpowerGroup, Inc.	45,500	3,835,195
Road and rail - 0.0%
Old Dominion Freight Line, Inc. (I)	2,900	171,303
101

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors - 0.1%
Fastenal Company (L)	23,500	$959,270
		69,821,930
Information technology - 3.4%
Communications equipment - 0.4%
ADTRAN, Inc.	170,200	2,930,844
Electronic equipment, instruments and components - 0.4%
AVX Corp.	272,300	3,305,722
IT services - 0.2%
The Western Union Company	75,700	1,355,787
Semiconductors and semiconductor equipment - 2.4%
Applied Materials, Inc.	662,900	12,376,343
Marvell Technology Group, Ltd.	614,600	5,420,772
		17,797,115
		25,389,468
Materials - 8.5%
Chemicals - 0.9%
FMC Corp.	21,900	856,947
The Scotts Miracle-Gro Company, Class A	92,600	5,973,626
		6,830,573
Construction materials - 2.3%
Vulcan Materials Company	178,207	16,924,319
Containers and packaging - 0.9%
Packaging Corp. of America	75,000	4,728,750
WestRock Company	32,134	1,465,953
		6,194,703
Metals and mining - 3.3%
Franco-Nevada Corp.	257,200	11,766,105
Newmont Mining Corp.	500,400	9,002,196
Nucor Corp.	98,100	3,953,430
		24,721,731
Paper and forest products - 1.1%
Louisiana-Pacific Corp. (I)	447,100	8,052,271
		62,723,597
Telecommunication services - 0.6%
Wireless telecommunication services - 0.6%
Telephone & Data Systems, Inc.	176,936	4,580,873
Utilities - 5.5%
Electric utilities - 3.7%
American Electric Power Company, Inc.	71,100	4,142,997
Entergy Corp.	44,500	3,042,020
FirstEnergy Corp.	644,251	20,442,084
		27,627,101
Independent power and renewable electricity producers - 0.9%
AES Corp.	673,100	6,441,567
Multi-utilities - 0.9%
CenterPoint Energy, Inc.	82,900	1,522,044
NiSource, Inc.	248,900	4,856,039
		6,378,083
		40,446,751
TOTAL COMMON STOCKS (Cost $634,826,941)		$677,881,572

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value
SECURITIES LENDING COLLATERAL - 1.9%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	1,405,874	$14,065,493
TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,065,874)		$14,065,493

SHORT-TERM INVESTMENTS - 9.5%
Money market funds - 9.5%
State Street Institutional U.S. Government
Money Market Fund, 0.0891% (Y)	5,146,464	$5,146,464
T. Rowe Price Reserve Investment
Fund, 0.2195% (Y)	65,591,500	65,591,500
		70,737,964
TOTAL SHORT-TERM INVESTMENTS (Cost $70,737,964)		$70,737,964
Total Investments (Mid Value Trust)
(Cost $719,630,779) - 102.6%		$762,685,029
Other assets and liabilities, net - (2.6%)		(19,524,019)
TOTAL NET ASSETS - 100.0%		$743,161,010

Mutual Shares Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 86.6%
Consumer discretionary - 9.1%
Automobiles - 1.4%
General Motors Company	213,680	$7,267,257
Diversified consumer services - 0.1%
Cengage Learning Holdings II, Inc. (I)	28,500	655,490
Media - 6.5%
Cablevision Systems Corp., Class A	44,484	1,419,040
CBS Corp., Class B	114,847	5,412,739
RELX PLC	348,213	6,141,051
Time Warner Cable, Inc.	63,010	11,694,026
Time Warner, Inc.	50,328	3,254,712
Twenty-First Century Fox, Inc., Class B	220,806	6,012,547
		33,934,115
Multiline retail - 0.6%
Macy’s, Inc.	86,010	3,008,630
Specialty retail - 0.5%
Office Depot, Inc. (I)	438,400	2,472,576
		47,338,068
Consumer staples - 11.9%
Beverages - 1.9%
Molson Coors Brewing Company, Class B	32,670	3,068,366
PepsiCo, Inc.	66,686	6,663,265
		9,731,631
Food and staples retailing - 3.4%
CVS Health Corp.	53,043	5,186,014
The Kroger Company	130,570	5,461,743
Walgreens Boots Alliance, Inc.	81,194	6,914,075
		17,561,832
Household products - 0.1%
Energizer Holdings, Inc.	24,113	821,289
Personal products - 0.4%
Edgewell Personal Care Company	24,113	1,889,736
102

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Tobacco - 6.1%
Altria Group, Inc.	109,387	$6,367,417
British American Tobacco PLC	175,576	9,750,436
Imperial Tobacco Group PLC	137,990	7,288,303
Philip Morris International, Inc.	34,264	3,012,148
Reynolds American, Inc.	121,024	5,585,258
		32,003,562
		62,008,050
Energy - 6.4%
Energy equipment and services - 0.9%
Baker Hughes, Inc.	106,327	4,906,991
Oil, gas and consumable fuels - 5.5%
Anadarko Petroleum Corp.	23,115	1,122,927
Apache Corp.	48,769	2,168,757
BG Group PLC	293,041	4,247,874
BP PLC	558,823	2,904,025
Coal Acquisition LLC, Class B (I)	560	560
CONSOL Energy, Inc. (L)	176,618	1,395,282
Kinder Morgan, Inc.	328,560	4,902,115
Marathon Oil Corp.	318,392	4,008,555
Murphy Oil Corp.	60,600	1,360,470
Royal Dutch Shell PLC, A Shares	230,394	5,254,610
Whiting Petroleum Corp. (I)	113,715	1,073,470
		28,438,645
		33,345,636
Financials - 23.3%
Banks - 10.3%
Barclays PLC	1,380,860	4,444,668
CIT Group, Inc.	125,665	4,988,901
Citigroup, Inc.	116,725	6,040,519
Citizens Financial Group, Inc.	241,957	6,336,854
Columbia Banking System, Inc.	11,684	379,847
FCB Financial Holdings, Inc., Class A (I)	60,504	2,165,438
Guaranty Bancorp	4,385	72,528
JPMorgan Chase & Co.	125,530	8,288,746
SunTrust Banks, Inc.	102,360	4,385,102
The PNC Financial Services Group, Inc.	121,134	11,545,282
Wells Fargo & Company	91,640	4,981,550
		53,629,435
Consumer finance - 0.4%
Ally Financial, Inc. (I)	122,150	2,276,876
Insurance - 11.7%
ACE, Ltd.	76,962	8,993,010
Alleghany Corp. (I)	13,144	6,281,912
American International Group, Inc.	178,895	11,086,123
MetLife, Inc.	122,740	5,917,295
The Allstate Corp.	87,636	5,441,319
White Mountains Insurance Group, Ltd.	20,381	14,813,115
XL Group PLC	216,370	8,477,377
		61,010,151
Real estate investment trusts - 0.8%
Alexander’s, Inc.	11,422	4,387,304
Real estate management and development - 0.1%
Forestar Group, Inc. (I)	39,987	437,458
		121,741,224
Health care - 13.0%
Health care equipment and supplies - 4.5%
Medtronic PLC	215,279	16,559,261

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Stryker Corp.	72,572	$6,744,842
		23,304,103
Health care providers and services - 0.5%
Cigna Corp.	17,411	2,547,752
Pharmaceuticals - 8.0%
Eli Lilly & Company	134,236	11,310,725
Merck & Company, Inc.	275,490	14,551,382
Novartis AG, ADR	86,602	7,451,236
Teva Pharmaceutical Industries, Ltd., ADR	129,900	8,526,636
		41,839,979
		67,691,834
Industrials - 4.2%
Aerospace and defense - 1.4%
B/E Aerospace, Inc.	52,990	2,245,186
Huntington Ingalls Industries, Inc.	35,581	4,513,450
KLX, Inc. (I)	26,495	815,781
		7,574,417
Machinery - 1.9%
Caterpillar, Inc.	79,073	5,373,801
CNH Industrial NV	107,017	732,953
CNH Industrial NV	242,845	1,673,201
Federal Signal Corp.	120,224	1,905,550
		9,685,505
Marine - 0.9%
A.P. Moeller - Maersk A/S, Series B	3,485	4,545,499
		21,805,421
Information technology - 13.0%
Communications equipment - 2.6%
Cisco Systems, Inc.	280,440	7,615,348
Nokia OYJ	456,423	3,228,971
Nokia OYJ, ADR (L)	400,898	2,814,304
		13,658,623
IT services - 1.1%
Xerox Corp.	546,804	5,812,527
Software - 6.2%
CA, Inc.	198,661	5,673,758
Microsoft Corp.	340,898	18,913,018
Symantec Corp.	361,110	7,583,310
		32,170,086
Technology hardware, storage and peripherals - 3.1%
EMC Corp.	229,300	5,888,424
Hewlett Packard Enterprise Company	178,343	2,710,814
HP, Inc.	178,343	2,111,581
Samsung Electronics Company, Ltd.	5,080	5,418,236
		16,129,055
		67,770,291
Materials - 3.4%
Chemicals - 0.1%
FMC Corp.	9,033	353,461
Construction materials - 0.7%
LafargeHolcim, Ltd. (I)	69,951	3,502,783
Containers and packaging - 1.8%
International Paper Company	142,534	5,373,532
WestRock Company	93,299	4,256,300
		9,629,832
103

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining - 0.8%
Freeport-McMoRan, Inc.	224,236	$1,518,078
ThyssenKrupp AG	147,262	2,919,228
		4,437,306
		17,923,382
Telecommunication services - 2.0%
Diversified telecommunication services - 0.8%
Koninklijke KPN NV	1,069,040	4,043,495
Wireless telecommunication services - 1.2%
Vodafone Group PLC	2,045,986	6,634,656
		10,678,151
Utilities - 0.3%
Independent power and renewable electricity producers - 0.3%
NRG Energy, Inc.	157,694	1,856,058
TOTAL COMMON STOCKS (Cost $387,601,915)		$452,158,115

CORPORATE BONDS - 1.8%
Consumer discretionary - 0.6%
iHeartCommunications, Inc.
9.000%, 12/15/2019	$3,977,000	$2,942,980
Tropicana Entertainment LLC
9.625%, 12/15/2014 (H)	1,180,000	0
		2,942,980
Energy - 0.3%
NGPL PipeCo LLC
9.625%, 06/01/2019 (S)	1,911,000	1,786,785
Samson Investment Company
9.750%, 02/15/2020 (H)	2,048,000	4,096
		1,790,881
Information technology - 0.6%
Avaya, Inc.
7.000%, 04/01/2019 (S)	1,707,000	1,271,715
10.500%, 03/01/2021 (S)	5,580,000	1,897,200
		3,168,915
Materials - 0.0%
Walter Energy, Inc.
9.500%, 10/15/2019 (H)(S)	792,000	201,960
11.000%, 04/01/2020 (H)(S)	679,800	68
		202,028
Utilities - 0.3%
Texas Competitive Electric Holdings
Company LLC
11.500%, 10/01/2020 (H)(S)	4,128,000	1,372,560
TOTAL CORPORATE BONDS (Cost $18,507,275)		$9,477,364

TERM LOANS (M) - 3.3%
Consumer discretionary - 2.3%
Belk, Inc.
5.750%, 12/12/2022	1,104,000	982,560
Caesars Entertainment
Operating Company, Inc.
4.443%, 03/01/2017 (H)	426,320	368,589
5.443%, 03/01/2017 (H)	2,033,290	1,775,739
9.750%, 03/01/2017 (H)	1,258,675	1,041,554
Cengage Learning Acquisitions, Inc.
7.000%, 03/31/2020	235,686	228,026
iHeartCommunications, Inc.
7.174%, 01/30/2019	4,025,467	2,817,827

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) (continued)
Consumer discretionary (continued)
iHeartCommunications, Inc. (continued)
7.924%, 07/30/2019	$1,293,886	$906,798
JC Penney Corp., Inc.
6.000%, 05/22/2018	1,497,349	1,468,338
Toys R Us - Delaware, Inc.
8.250%, 10/24/2019	177,696	168,367
9.750%, 04/24/2020	3,035,340	2,205,681
Toys R Us Canada, Ltd.
8.250%, 10/24/2019	143,304	135,780
		12,099,259
Energy - 0.0%
NGPL PipeCo LLC
6.750%, 09/15/2017	95,982	90,223
Information technology - 0.5%
Avaya, Inc.
4.823%, 10/26/2017	1,677,110	1,296,965
6.250%, 05/29/2020	706,776	490,031
6.500%, 03/30/2018	866,419	651,619
		2,438,615
Materials - 0.1%
Walter Energy, Inc.
7.250%, 04/02/2018 (H)	1,412,439	381,359
Utilities - 0.4%
Texas Competitive Electric Holdings
Company LLC
4.730%, 10/10/2017 (H)	7,466,240	2,265,541
TOTAL TERM LOANS (Cost $25,690,698)		$17,274,997

MUNICIPAL BONDS - 0.4%
Commonwealth of Puerto Rico, Series A
8.000%, 07/01/2035	$2,626,000	$1,903,929
TOTAL MUNICIPAL BONDS (Cost $2,312,019)		$1,903,929

SECURITIES LENDING COLLATERAL - 0.7%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	397,511	3,977,019
TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,977,185)		$3,977,019

SHORT-TERM INVESTMENTS - 6.7%
U.S. Government - 6.3%
U.S. Treasury Bills
0.141%, 04/21/2016 *	$6,200,000	$6,196,144
0.186%, 04/28/2016 *	5,000,000	4,995,810
0.200%, 01/07/2016 *	1,000,000	999,996
0.245%, 03/17/2016 *	4,500,000	4,499,087
0.255%, 03/03/2016 *	3,000,000	2,999,472
0.260%, 03/10/2016 *	4,000,000	3,999,132
0.265%, 05/05/2016 *	2,000,000	1,997,858
0.298%, 05/19/2016 *	3,000,000	2,996,211
0.330%, 05/12/2016 *	500,000	499,421
0.355%, 05/26/2016 *	2,000,000	1,996,912
0.413%, 06/02/2016 *	2,000,000	1,996,392
		33,176,435
104

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government Agency - 0.4%
Federal Home Loan Bank Discount Notes
0.220%, 01/05/2016*	$2,000,000	$1,999,992
TOTAL SHORT-TERM INVESTMENTS (Cost $35,176,240)		$35,176,427
Total Investments (Mutual Shares Trust)
(Cost $473,265,332) - 99.5%		$519,967,851
Other assets and liabilities, net - 0.5%		2,382,297
TOTAL NET ASSETS - 100.0%		$522,350,148

Real Estate Securities Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.1%
Financials - 98.1%
Real estate investment trusts - 98.1%
Diversified REITs - 4.8%
BGP Holdings PLC (I)	194,291	$10,768
Spirit Realty Capital, Inc.	1,043,449	10,455,359
STORE Capital Corp.	189,084	4,386,749
Washington Real Estate Investment Trust	181,133	4,901,459
		19,754,335
Health care REITs - 9.0%
Healthcare Trust of America, Inc., Class A	240,685	6,491,274
National Health Investors, Inc.	69,195	4,211,900
Senior Housing Properties Trust	48,750	723,450
Welltower, Inc.	380,946	25,915,756
		37,342,380
Hotel and resort REITs - 4.2%
Chesapeake Lodging Trust	137,194	3,451,801
Host Hotels & Resorts, Inc.	115,603	1,773,350
LaSalle Hotel Properties	105,583	2,656,468
Pebblebrook Hotel Trust	178,889	5,012,470
Sunstone Hotel Investors, Inc.	372,415	4,651,463
		17,545,552
Industrial REITs - 6.9%
DCT Industrial Trust, Inc.	202,606	7,571,386
First Industrial Realty Trust, Inc.	97,468	2,156,967
Prologis, Inc.	357,917	15,361,798
Rexford Industrial Realty, Inc.	219,414	3,589,613
		28,679,764
Office REITs - 12.4%
Alexandria Real Estate Equities, Inc.	49,862	4,505,530
Boston Properties, Inc.	125,922	16,060,092
Kilroy Realty Corp.	65,058	4,116,870
Mack-Cali Realty Corp.	99,280	2,318,188
Piedmont Office Realty Trust, Inc., Class A	239,537	4,522,459
Vornado Realty Trust	198,041	19,796,178
		51,319,317
Residential REITs - 19.2%
American Residential Properties, Inc.	191,654	3,622,261
Camden Property Trust	51,996	3,991,213
Education Realty Trust, Inc.	166,146	6,293,610
Equity LifeStyle Properties, Inc.	76,051	5,070,320
Equity Residential	424,722	34,653,068
Essex Property Trust, Inc.	48,651	11,647,536

Real Estate Securities Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Residential REITs (continued)
Mid-America Apartment Communities, Inc.	81,184	$7,372,319
Post Properties, Inc.	121,875	7,210,125
		79,860,452
Retail REITs - 26.0%
Agree Realty Corp.	112,360	3,819,116
Federal Realty Investment Trust	77,002	11,249,992
General Growth Properties, Inc.	177,699	4,835,190
National Retail Properties, Inc.	267,753	10,723,508
Retail Properties of America, Inc., Class A	378,935	5,596,870
Simon Property Group, Inc.	227,554	44,245,601
Taubman Centers, Inc.	12,006	921,100
The Macerich Company	150,020	12,105,114
Urban Edge Properties	315,213	7,391,745
Weingarten Realty Investors	202,068	6,987,511
		107,875,747
Specialized REITs - 15.6%
CoreSite Realty Corp.	86,800	4,923,296
Crown Castle International Corp.	28,633	2,475,323
CubeSmart	265,787	8,138,398
CyrusOne, Inc.	109,987	4,119,013
Equinix, Inc.	61,408	18,569,779
Extra Space Storage, Inc.	115,617	10,198,576
Four Corners Property Trust, Inc. (I)	121,743	2,941,311
Public Storage	53,468	13,244,024
		64,609,720
TOTAL COMMON STOCKS (Cost $392,868,049)		$406,987,267

SHORT-TERM INVESTMENTS - 0.3%
Repurchase agreement - 0.3%
Repurchase Agreement with State Street Corp.
dated 12/31/2015 at 0.030% to be
repurchased at $1,020,003 on 01/04/2016,
collateralized by $1,020,000 U.S. Treasury
Notes, 2.125% due 08/15/2021 (valued at
$1,040,400, including interest)	$1,020,000	$1,020,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,020,000)		$1,020,000
Total Investments (Real Estate Securities Trust)
(Cost $393,888,049) - 98.4%		$408,007,267
Other assets and liabilities, net - 1.6%		6,828,939
TOTAL NET ASSETS - 100.0%		$414,836,206

Science & Technology Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 91.7%
Consumer discretionary - 16.1%
Automobiles - 0.4%
Tesla Motors, Inc. (I)(L)	8,160	$1,958,482
Household durables - 0.6%
iRobot Corp. (I)(L)	79,000	2,796,600
Internet and catalog retail - 12.9%
Amazon.com, Inc. (I)	51,615	34,886,062
Ctrip.com International, Ltd., ADR (I)(L)	120,100	5,564,233
Etsy, Inc. (I)	16,500	136,290
Expedia, Inc.	31,132	3,869,710
105

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet and catalog retail (continued)
Flipkart, Ltd. (I)(R)	490	$69,698
JD.com, Inc., ADR (I)	209,300	6,753,065
Netflix, Inc. (I)	33,950	3,883,201
The Priceline Group, Inc. (I)	4,190	5,342,041
Vipshop Holdings, Ltd., ADR (I)	369,700	5,645,319
		66,149,619
Media - 2.2%
Comcast Corp., Class A	16,910	954,231
Liberty Global PLC, Series C (I)	81,500	3,322,755
News Corp., Class A	305,400	4,080,144
Twenty-First Century Fox, Inc., Class A	105,900	2,876,244
		11,233,374
		82,138,075
Financials - 0.4%
Real estate investment trusts - 0.4%
American Tower Corp.	20,400	1,977,780
Health care - 3.2%
Biotechnology - 0.4%
Grifols SA, ADR	60,900	1,973,160
Health care equipment and supplies - 0.8%
Intuitive Surgical, Inc. (I)	7,700	4,205,432
Health care technology - 1.2%
Veeva Systems, Inc., Class A (I)	208,700	6,020,995
Life sciences tools and services - 0.8%
Agilent Technologies, Inc.	96,000	4,013,760
		16,213,347
Industrials - 0.5%
Aerospace and defense - 0.5%
The Boeing Company	18,800	2,718,292
Information technology - 69.2%
Communications equipment - 3.8%
Cisco Systems, Inc.	386,765	10,502,604
Lumentum Holdings, Inc. (I)	25,220	555,344
Palo Alto Networks, Inc. (I)	42,210	7,434,869
Viavi Solutions, Inc. (I)	121,100	737,499
		19,230,316
Electronic equipment, instruments and components - 3.1%
CDW Corp.	36,315	1,526,683
Control4 Corp. (I)(L)	32,300	234,821
Corning, Inc.	26,035	475,920
Ingram Micro, Inc., Class A	35,185	1,068,920
IPG Photonics Corp. (I)(L)	13,300	1,185,828
National Instruments Corp.	39,400	1,130,386
RealD, Inc. (I)	201,300	2,123,715
TE Connectivity, Ltd.	56,400	3,644,004
Tech Data Corp. (I)	9,745	646,873
Trimble Navigation, Ltd. (I)	191,100	4,099,095
		16,136,245
Internet software and services - 21.2%
58.com, Inc., ADR (I)	90,500	5,969,380
Alibaba Group Holding, Ltd., ADR (I)	42,070	3,419,029
Alphabet, Inc., Class A (I)	13,370	10,401,994
Alphabet, Inc., Class C (I)	26,453	20,074,653
Angie’s List, Inc. (I)(L)	177,816	1,662,580
Baidu, Inc., ADR (I)	41,350	7,816,804
Criteo SA, ADR (I)	85,275	3,376,890
Dropbox, Inc., Class B (I)(R)	7,441	118,163

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Facebook, Inc., Class A (I)	184,900	$19,351,634
GrubHub, Inc. (I)(L)	16,102	389,668
LinkedIn Corp., Class A (I)	15,100	3,398,708
MercadoLibre, Inc. (L)	39,500	4,516,430
NAVER Corp. (I)	798	444,996
NetEase, Inc., ADR	38,860	7,042,986
Quotient Technology, Inc. (I)(L)	38,522	262,720
Tencent Holdings, Ltd.	525,900	10,297,105
Yahoo!, Inc. (I)	257,800	8,574,428
Yandex NV, Class A (I)	65,500	1,029,660
Youku Tudou, Inc., Class A (I)	10	15
		108,147,843
IT services - 7.1%
Accenture PLC, Class A	34,915	3,648,618
Automatic Data Processing, Inc.	43,105	3,651,856
Cognizant Technology
Solutions Corp., Class A (I)	37,860	2,272,357
Computer Sciences Corp.	3,880	126,798
CSRA, Inc.	3,880	116,400
Fidelity National Information Services, Inc.	28,105	1,703,163
Fiserv, Inc. (I)	26,475	2,421,404
Global Payments, Inc.	30,165	1,945,944
MasterCard, Inc., Class A	70,275	6,841,974
Paychex, Inc.	4,795	253,608
Total System Services, Inc.	43,395	2,161,071
Vantiv, Inc., Class A (I)	38,705	1,835,391
Visa, Inc., Class A	120,965	9,380,836
		36,359,420

Semiconductors and semiconductor equipment - 10.8%
Applied Materials, Inc.	244,600	4,566,682
ARM Holdings PLC, ADR	36,300	1,642,212
ASML Holding NV (L)	12,500	1,109,625
Atmel Corp.	206,500	1,777,965
Avago Technologies, Ltd.	18,130	2,631,570
Intel Corp.	209,189	7,206,561
KLA-Tencor Corp.	9,005	624,497
Lam Research Corp.	63,390	5,034,434
Maxim Integrated Products, Inc.	18,630	707,940
Micron Technology, Inc. (I)	438,075	6,203,142
Microsemi Corp. (I)	18,800	612,692
NXP Semiconductors NV (I)	39,674	3,342,535
Semtech Corp. (I)	64,400	1,218,448
SK Hynix, Inc. (I)	426,940	11,029,112
Skyworks Solutions, Inc.	98,590	7,574,670
STR Holdings, Inc.	65,100	23,781
		55,305,866
Software - 14.6%
Activision Blizzard, Inc.	21,560	834,588
Adobe Systems, Inc. (I)	46,845	4,400,619
Atlassian Corp. PLC, Class A (I)	17,017	511,871
Atlassian, Inc. (I)	2,771	77,821
Atlassian, Inc., Class A (I)	1,909	53,613
Atlassian, Inc., Class A Ordinary (I)	9,968	279,943
Atlassian, Inc., Series 1 (I)	4,864	136,602
Atlassian, Inc., Series 2 (I)	13,022	365,712
Atlassian, Inc., Series A (I)	9,630	270,451
Electronic Arts, Inc. (I)	11,805	811,240
Fleetmatics Group PLC (I)(L)	14,800	751,692
Fortinet, Inc. (I)	5,282	164,640
Imperva, Inc. (I)	49,010	3,102,823
Interactive Intelligence Group, Inc. (I)	38,600	1,212,812
106

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Intuit, Inc.	58,645	$5,659,243
Microsoft Corp.	459,730	25,505,820
Paycom Software, Inc. (I)	15,815	595,118
Proofpoint, Inc. (I)	54,585	3,548,571
Red Hat, Inc. (I)	124,470	10,307,361
salesforce.com, Inc. (I)	83,335	6,533,464
ServiceNow, Inc. (I)	72,615	6,285,554
Tableau Software, Inc., Class A (I)	32,045	3,019,280
		74,428,838
Technology hardware, storage and peripherals - 8.6%
Apple, Inc.	90,760	9,553,398
Dell, Inc. (I)(R)	458,900	7,155,046
Pure Storage, Inc., Class A (I)(L)	92,400	1,438,668
Quanta Computer, Inc.	682,000	1,094,095
SanDisk Corp.	113,800	8,647,662
Seagate Technology PLC (L)	176,200	6,459,492
Stratasys, Ltd. (I)(L)	152,700	3,585,396
Western Digital Corp.	101,870	6,117,294
		44,051,051
		353,659,579
Telecommunication services - 2.3%
Wireless telecommunication services - 2.3%
SoftBank Group Corp.	160,700	8,110,593
T-Mobile US, Inc. (I)	91,900	3,595,128
		11,705,721
		11,705,721
TOTAL COMMON STOCKS (Cost $433,306,769)		$468,412,794
PREFERRED SECURITIES - 0.7%
Consumer discretionary - 0.1%
Internet and catalog retail - 0.1%
Flipkart, Ltd., Series A (I)(R)	168	23,896
Flipkart, Ltd., Series C (I)(R)	295	41,961
Flipkart, Ltd., Series E (I)(R)	549	78,090
Flipkart, Ltd., Series G (I)(R)	3,152	448,340
		592,287
		592,287
Information technology - 0.6%
Internet software and services - 0.5%
Airbnb, Inc., Series E (I)(R)	8,624	802,846
Dropbox, Inc., Series A (I)(R)	9,241	146,747
Dropbox, Inc., Series A1 (I)(R)	89,006	1,413,415
Xiaoju Kuaizhi, Inc. (I)(R)	9,513	290,874
Software - 0.1%
Cloudera, Inc., Series F (I)(R)	21,227	491,617
		3,145,499
TOTAL PREFERRED SECURITIES (Cost $2,754,715)		$3,737,786
SECURITIES LENDING COLLATERAL - 4.4%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	2,236,498	22,375,717
TOTAL SECURITIES LENDING
COLLATERAL (Cost $22,375,743)		$22,375,717
SHORT-TERM INVESTMENTS - 7.6%

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money market funds - 1.6%
State Street Institutional U.S. Government
Money Market Fund, 0.0891% (Y)	500,000	$500,000
T.Rowe Price Reserve Investment
Fund, 0.2195% (Y)	7,802,906	7,802,906
		8,302,906
Repurchase agreement - 6.0%
Repurchase Agreement with State Street Corp.
dated 12/31/2015 at 0.030% to be
repurchased at $30,707,102 on 01/04/2016,
collateralized by $30,710,000 U.S. Treasury
Notes, 2.125% due 08/15/2021 (valued at
$31,324,200, including interest)	$30,707,000	$30,707,000
TOTAL SHORT-TERM INVESTMENTS (Cost $39,009,906)		$39,009,906
Total Investments (Science & Technology Trust)
(Cost $497,447,133) - 104.4%		$533,536,203
Other assets and liabilities, net - (4.4%)		(22,452,015)
TOTAL NET ASSETS - 100.0%		$511,084,188

Small Cap Growth Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 91.7%
Consumer discretionary - 12.5%
Hotels, restaurants and leisure - 7.5%
ClubCorp Holdings, Inc.	202,149	$3,693,262
Diamond Resorts International, Inc. (I)(L)	322,701	8,232,102
Jack in the Box, Inc.	69,178	5,306,644
Panera Bread Company, Class A (I)	47,043	9,163,033
Texas Roadhouse, Inc.	151,148	5,406,564
		31,801,605
Internet and catalog retail - 0.7%
HSN, Inc.	54,637	2,768,457
Media - 1.3%
IMAX Corp. (I)	158,209	5,622,748
Specialty retail - 0.8%
Five Below, Inc. (I)	111,477	3,578,412
Textiles, apparel and luxury goods - 2.2%
Samsonite International SA	1,159,500	3,474,995
Steven Madden, Ltd. (I)	196,673	5,943,458
		9,418,453
		53,189,675
Consumer staples - 1.0%
Food products - 1.0%
Greencore Group PLC	375,829	1,960,865
Nomad Foods, Ltd. (I)	200,901	2,370,916
		4,331,781
		4,331,781
Energy - 2.1%
Oil, gas and consumable fuels - 2.1%
Diamondback Energy, Inc. (I)	49,806	3,332,021
QEP Resources, Inc.	220,128	2,949,715
107

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
RSP Permian, Inc. (I)	101,088	$2,465,536
		8,747,272
Financials - 13.8%
Banks - 4.0%
Associated Banc-Corp.	330,174	6,190,763
PrivateBancorp, Inc.	122,702	5,033,236
Sterling Bancorp	139,093	2,256,088
United Community Banks, Inc.	194,859	3,797,802
		17,277,889
Capital markets - 2.2%
Evercore Partners, Inc., Class A	57,871	3,129,085
HFF, Inc., Class A	104,753	3,254,676
WisdomTree Investments, Inc. (L)	187,036	2,932,724
		9,316,485
Diversified financial services - 1.1%
MarketAxess Holdings, Inc.	41,539	4,635,337
Insurance - 2.8%
Assurant, Inc.	53,738	4,328,059
Assured Guaranty, Ltd.	72,990	1,929,126
First American Financial Corp.	160,467	5,760,765
		12,017,950
Real estate investment trusts - 1.4%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	207,653	3,928,795
Pebblebrook Hotel Trust	71,231	1,995,893
		5,924,688
Real estate management and development - 1.5%
Kennedy-Wilson Holdings, Inc.	259,331	6,244,690
Thrifts and mortgage finance - 0.8%
EverBank Financial Corp.	212,943	3,402,829
		58,819,868
Health care - 22.2%
Biotechnology - 10.4%
Agios Pharmaceuticals, Inc. (I)(L)	32,725	2,124,507
Anacor Pharmaceuticals, Inc. (I)	46,272	5,227,348
BioCryst Pharmaceuticals, Inc. (I)(L)	250,306	2,583,158
Cepheid, Inc. (I)	76,640	2,799,659
Five Prime Therapeutics, Inc. (I)	96,784	4,016,536
Flexion Therapeutics, Inc. (I)(L)	90,865	1,750,969
Galapagos NV, ADR (I)(L)	63,551	3,996,087
Ironwood Pharmaceuticals, Inc. (I)(L)	158,095	1,832,321
Novavax, Inc. (I)(L)	359,087	3,012,740
Otonomy, Inc. (I)	78,407	2,175,794
Portola Pharmaceuticals, Inc. (I)	97,841	5,033,919
PTC Therapeutics, Inc. (I)(L)	68,511	2,219,756
TESARO, Inc. (I)(L)	63,723	3,333,987
Ultragenyx Pharmaceutical, Inc. (I)	37,092	4,160,981
		44,267,762
Health care equipment and supplies - 4.6%
DexCom, Inc. (I)	51,683	4,232,838
Endologix, Inc. (I)(L)	225,392	2,231,381
HeartWare International, Inc. (I)	42,272	2,130,509
Insulet Corp. (I)	219,315	8,292,300
LDR Holding Corp. (I)	103,110	2,589,092
		19,476,120
Health care providers and services - 3.4%
Acadia Healthcare Company, Inc. (I)	84,152	5,256,134

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Envision Healthcare Holdings, Inc. (I)	154,951	$4,024,077
LifePoint Health, Inc. (I)	39,892	2,928,073
Team Health Holdings, Inc. (I)	52,508	2,304,576
		14,512,860
Health care technology - 1.7%
Veeva Systems, Inc., Class A (I)	254,846	7,352,307
Pharmaceuticals - 2.1%
Aerie Pharmaceuticals, Inc. (I)(L)	110,128	2,681,617
Aratana Therapeutics, Inc. (I)	89,015	496,704
Intersect ENT, Inc. (I)(L)	128,517	2,891,633
Relypsa, Inc. (I)(L)	62,140	1,761,048
Tetraphase Pharmaceuticals, Inc. (I)(L)	105,820	1,061,375
		8,892,377
		94,501,426
Industrials - 12.8%
Aerospace and defense - 0.6%
Astronics Corp. (I)	53,668	2,184,824
DigitalGlobe, Inc. (I)	17,627	276,039
		2,460,863
Air freight and logistics - 0.5%
XPO Logistics, Inc. (I)(L)	76,868	2,094,653
Building products - 2.7%
Advanced Drainage Systems, Inc. (L)	203,989	4,901,856
Masonite International Corp. (I)	104,993	6,428,721
		11,330,577
Electrical equipment - 0.9%
Generac Holdings, Inc. (I)(L)	125,504	3,736,254
Machinery - 2.5%
Altra Industrial Motion Corp.	125,561	3,149,070
The Middleby Corp. (I)	40,540	4,373,050
Watts Water Technologies, Inc., Class A	59,589	2,959,786
		10,481,906
Professional services - 3.1%
The Advisory Board Company (I)	136,179	6,755,840
TriNet Group, Inc. (I)	148,778	2,878,854
WageWorks, Inc. (I)	81,585	3,701,511
		13,336,205
Road and rail - 2.5%
Knight Transportation, Inc.	181,952	4,408,697
Landstar System, Inc.	110,290	6,468,509
		10,877,206
		54,317,664
Information technology - 21.8%
Communications equipment - 1.4%
Arista Networks, Inc. (I)(L)	61,912	4,819,230
Ciena Corp. (I)	53,825	1,113,639
		5,932,869
Internet software and services - 4.3%
Apigee Corp. (I)	85,716	688,299
comScore, Inc. (I)(L)	73,749	3,034,771
CoStar Group, Inc. (I)	49,128	10,154,266
Demandware, Inc. (I)(L)	13,887	749,481
Zillow Group, Inc., Class A (I)(L)	47,350	1,232,994
Zillow Group, Inc., Class C (I)(L)	109,818	2,578,527
		18,438,338
108

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services - 5.3%
Heartland Payment Systems, Inc.	44,569	$4,226,033
MAXIMUS, Inc.	74,215	4,174,594
Virtusa Corp. (I)	72,799	3,009,511
WEX, Inc. (I)	53,813	4,757,069
WNS Holdings, Ltd., ADR (I)	210,620	6,569,238
		22,736,445
Semiconductors and semiconductor equipment - 3.5%
Entegris, Inc. (I)	160,339	2,127,699
First Solar, Inc. (I)	45,878	3,027,489
Mellanox Technologies, Ltd. (I)	149,606	6,304,397
SunPower Corp. (I)(L)	111,524	3,346,835
		14,806,420
Software - 6.7%
Atlassian Corp. PLC, Class A (I)	41,655	1,252,982
Fair Isaac Corp.	61,359	5,778,791
Fleetmatics Group PLC (I)(L)	28,116	1,428,012
Guidewire Software, Inc. (I)	69,924	4,206,628
HubSpot, Inc. (I)	82,410	4,640,507
Tableau Software, Inc., Class A (I)	19,400	1,827,868
Telogis, Inc. (I)(R)	473,646	1,046,758
Tyler Technologies, Inc. (I)	36,572	6,375,231
Verint Systems, Inc. (I)	24,017	974,130
Zendesk, Inc. (I)	33,500	885,740
		28,416,647
Technology hardware, storage and peripherals - 0.6%
Pure Storage, Inc., Class A (I)(L)	71,400	1,111,698
Pure Storage, Inc., Class B (I)	88,922	1,328,609
		2,440,307
		92,771,026
Materials - 5.5%
Chemicals - 1.2%
Platform Specialty Products Corp. (I)	414,352	5,316,136
Construction materials - 1.6%
Headwaters, Inc. (I)	404,046	6,816,256
Containers and packaging - 1.2%
Graphic Packaging Holding Company	390,928	5,015,606
Paper and forest products - 1.5%
KapStone Paper and Packaging Corp.	273,896	6,187,311
		23,335,309
TOTAL COMMON STOCKS (Cost $390,607,026)		$390,014,021
PREFERRED SECURITIES - 3.2%
Consumer discretionary - 0.3%
Diversified consumer services - 0.3%
The Honest Company, Inc. (I)(R)	26,954	1,233,280
Information technology - 2.9%
Electronic equipment, instruments and components - 0.5%
Veracode, Inc. (I)(R)	65,609	1,966,958
Internet software and services - 0.3%
DocuSign, Inc., Series B (I)(R)	2,936	56,057
DocuSign, Inc., Series B1 (I)(R)	880	16,802
DocuSign, Inc., Series D (I)(R)	2,110	40,286
DocuSign, Inc., Series E (I)(R)	54,573	1,041,968
DocuSign, Inc., Series F (I)(R)	8,212	156,793
		1,311,906

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Software - 2.1%
Cloudera, Inc., Series F (I)(R)	79,228	$1,834,920
DraftKings, Inc., Series C (I)(R)	3,838	7,868
DraftKings, Inc., Series D (I)(R)	96,835	302,125
DraftKings, Inc., Series D1 (I)(R)	90,109	365,843
MarkLogic Corp., Series F (I)(R)	153,423	1,558,778
Nutanix, Inc. (I)(R)	87,010	1,350,395
Telogis, Inc. (I)(R)	645,027	1,973,783
Zuora, Inc., Series F (I)(R)	403,708	1,776,315
		9,170,027
		12,448,891
TOTAL PREFERRED SECURITIES (Cost $11,685,579)		$13,682,171

EXCHANGE-TRADED FUNDS - 1.5%
iShares Russell 2000 Growth ETF (L)	46,213	6,442,554
TOTAL EXCHANGE-TRADED FUNDS (Cost $6,461,696)		$6,442,554

SECURITIES LENDING COLLATERAL - 13.8%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	5,880,474	58,832,969
TOTAL SECURITIES LENDING
COLLATERAL (Cost $58,835,953)		$58,832,969

SHORT-TERM INVESTMENTS - 5.1%
Repurchase agreement - 5.1%
Societe Generale SA Tri-Party Repurchase
Agreement dated 12/31/2015 at 0.320% to
be repurchased at $21,800,775 on
01/04/2016, collateralized by $7,240,400
U.S. Treasury Notes, 1.000% due
12/15/2017 (valued at $7,230,822, including
interest), $12,925,200 U.S. Treasury Bonds,
3.375% - 4.375% due 05/15/2041 to
05/15/2044 (valued at $15,004,194,
including interest) and $1,000 U.S. Treasury
Bills, 0.000% due 04/28/2016 (valued at
$999, including interest)	$21,800,000	$21,800,000
TOTAL SHORT-TERM INVESTMENTS (Cost $21,800,000)		$21,800,000
Total Investments (Small Cap Growth Trust)
(Cost $489,390,254) - 115.3%		$490,771,715
Other assets and liabilities, net - (15.3%)		(65,250,941)
TOTAL NET ASSETS - 100.0%		$425,520,774

Small Cap Index Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 99.1%
Consumer discretionary - 13.5%
Auto components - 1.1%
American Axle &
Manufacturing Holdings, Inc. (I)	18,354	$347,582
Cooper Tire & Rubber Company	14,011	530,316
Cooper-Standard Holding, Inc. (I)	3,279	254,418
Dana Holding Corp.	39,681	547,598
Dorman Products, Inc. (I)	6,555	311,166
Drew Industries, Inc.	5,857	356,633
Federal-Mogul Holdings Corp. (I)	8,266	56,622
109

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Fox Factory Holding Corp. (I)	4,679	$77,344
Gentherm, Inc. (I)	8,882	421,007
Horizon Global Corp. (I)	4,957	51,404
Metaldyne Performance Group, Inc.	2,793	51,224
Modine Manufacturing Company (I)	12,451	112,682
Motorcar Parts of America, Inc. (I)	4,496	152,010
Standard Motor Products, Inc.	4,900	186,445
Stoneridge, Inc. (I)	7,519	111,281
Strattec Security Corp.	1,034	58,411
Superior Industries International, Inc.	6,121	112,749
Tenneco, Inc. (I)	14,895	683,829
Tower International, Inc.	5,347	152,764
		4,575,485
Automobiles - 0.0%
Winnebago Industries, Inc. (L)	6,675	132,833
Distributors - 0.3%
Core-Mark Holding Company, Inc.	5,673	464,846
Pool Corp.	10,637	859,257
VOXX International Corp. (I)	5,648	29,708
Weyco Group, Inc.	1,884	50,416
		1,404,227
Diversified consumer services - 1.1%
2U, Inc. (I)(L)	5,899	165,054
American Public Education, Inc. (I)	4,459	82,982
Apollo Education Group, Inc. (I)	23,369	179,240
Ascent Capital Group, Inc., Class A (I)	3,442	57,550
Bright Horizons Family Solutions, Inc. (I)	9,074	606,143
Capella Education Company	3,105	143,513
Career Education Corp. (I)	18,472	67,053
Carriage Services, Inc.	4,045	97,485
Chegg, Inc. (I)(L)	19,209	129,277
DeVry Education Group, Inc.	15,625	395,469
Education Management Corp. (I)	5,432	367
Grand Canyon Education, Inc. (I)	11,611	465,833
Houghton Mifflin Harcourt Company (I)	33,586	731,503
K12, Inc. (I)	8,589	75,583
LifeLock, Inc. (I)(L)	23,278	334,039
Regis Corp. (I)	10,353	146,495
Sotheby’s	15,212	391,861
Strayer Education, Inc. (I)	2,786	167,494
Weight Watchers International, Inc. (I)(L)	7,175	163,590
		4,400,531
Hotels, restaurants and leisure - 3.3%
Belmond, Ltd., Class A (I)	23,615	224,343
Biglari Holdings, Inc. (I)	400	130,328
BJ’s Restaurants, Inc. (I)	5,256	228,478
Bloomin’ Brands, Inc.	30,291	511,615
Bob Evans Farms, Inc.	5,614	218,104
Bojangles’, Inc. (I)(L)	2,183	34,644
Boyd Gaming Corp. (I)	19,442	386,313
Bravo Brio Restaurant Group, Inc. (I)	4,227	38,043
Buffalo Wild Wings, Inc. (I)	4,627	738,701
Caesars Acquisition Company, Class A (I)	11,487	78,226
Caesars Entertainment Corp. (I)(L)	13,902	109,687
Carrols Restaurant Group, Inc. (I)	9,544	112,047
Churchill Downs, Inc.	3,264	461,823
Chuy’s Holdings, Inc. (I)	4,120	129,121
ClubCorp Holdings, Inc.	10,763	196,640
Cracker Barrel Old Country Store, Inc. (L)	4,596	582,911
Dave & Buster’s Entertainment, Inc. (I)	5,621	234,621
Del Frisco’s Restaurant Group, Inc. (I)	6,325	101,327

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Denny’s Corp. (I)	20,615	$202,645
Diamond Resorts International, Inc. (I)(L)	10,185	259,819
DineEquity, Inc.	4,065	344,184
El Pollo Loco Holdings, Inc. (I)(L)	3,592	45,367
Eldorado Resorts, Inc. (I)	7,792	85,712
Fiesta Restaurant Group, Inc. (I)	6,612	222,163
International Speedway Corp., Class A	6,948	234,287
Interval Leisure Group, Inc.	9,801	152,994
Intrawest Resorts Holdings, Inc. (I)	5,224	40,852
Isle of Capri Casinos, Inc. (I)	5,590	77,869
J Alexander’s Holdings, Inc. (I)	3,372	36,822
Jack in the Box, Inc.	9,083	696,757
Jamba, Inc. (I)(L)	4,057	54,729
Kona Grill, Inc. (I)	2,351	37,287
Krispy Kreme Doughnuts, Inc. (I)	15,827	238,513
La Quinta Holdings, Inc. (I)	22,741	309,505
Marriott Vacations Worldwide Corp.	6,246	355,710
Monarch Casino & Resort, Inc. (I)	3,104	70,523
Morgans Hotel Group Company (I)	8,551	28,817
Noodles & Company (I)	3,250	31,493
Papa John’s International, Inc.	7,041	393,381
Papa Murphy’s Holdings, Inc. (I)(L)	2,477	27,891
Penn National Gaming, Inc. (I)	19,448	311,557
Pinnacle Entertainment, Inc. (I)	14,726	458,273
Popeyes Louisiana Kitchen, Inc. (I)	5,624	329,004
Potbelly Corp. (I)(L)	5,836	68,340
Red Robin Gourmet Burgers, Inc. (I)	3,419	211,089
Ruby Tuesday, Inc. (I)	15,363	84,650
Ruth’s Hospitality Group, Inc.	8,744	139,204
Scientific Games Corp., Class A (I)(L)	12,621	113,210
SeaWorld Entertainment, Inc. (L)	16,466	324,216
Shake Shack, Inc., Class A (I)	1,467	58,093
Sonic Corp.	12,713	410,757
Speedway Motorsports, Inc.	3,276	67,879
Texas Roadhouse, Inc.	17,023	608,913
The Cheesecake Factory, Inc.	11,769	542,669
The Habit Restaurants, Inc., Class A (I)(L)	3,093	71,325
The Marcus Corp.	4,734	89,804
Vail Resorts, Inc.	8,847	1,132,328
Zoe’s Kitchen, Inc. (I)(L)	4,794	134,136
		13,619,739
Household durables - 1.3%
Bassett Furniture Industries, Inc.	2,832	71,027
Beazer Homes USA, Inc. (I)	8,149	93,632
CalAtlantic Group, Inc.	18,717	709,749
Cavco Industries, Inc. (I)	2,238	186,448
Century Communities, Inc. (I)	3,907	69,193
CSS Industries, Inc.	2,656	75,377
Ethan Allen Interiors, Inc.	6,326	175,989
Flexsteel Industries, Inc.	1,618	71,483
Green Brick Partners, Inc. (I)(L)	5,601	40,327
Helen of Troy, Ltd. (I)	6,943	654,378
Hooker Furniture Corp.	2,970	74,963
Hovnanian Enterprises, Inc., Class A (I)(L)	30,063	54,414
Installed Building Products, Inc. (I)	4,812	119,482
iRobot Corp. (I)(L)	7,407	262,208
KB Home (L)	19,902	245,392
La-Z-Boy, Inc.	12,520	305,738
LGI Homes, Inc. (I)(L)	3,579	87,077
Libbey, Inc.	5,530	117,900
M/I Homes, Inc. (I)	6,005	131,630
MDC Holdings, Inc.	9,442	241,054
Meritage Homes Corp. (I)	9,653	328,105
110

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
NACCO Industries, Inc., Class A	1,216	$51,315
Skullcandy, Inc. (I)	6,322	29,903
Taylor Morrison Home Corp., Class A (I)	7,939	127,024
TRI Pointe Group, Inc. (I)	39,601	501,745
Universal Electronics, Inc. (I)	3,972	203,962
WCI Communities, Inc. (I)	3,759	83,751
William Lyon Homes, Class A (I)	4,788	79,002
ZAGG, Inc. (I)	7,800	85,332
		5,277,600
Internet and catalog retail - 0.6%
1-800-Flowers.com, Inc., Class A (I)	6,293	45,813
Blue Nile, Inc. (I)	3,038	112,801
Etsy, Inc. (I)	5,113	42,233
FTD Companies, Inc. (I)	4,477	117,163
HSN, Inc.	7,945	402,573
Lands’ End, Inc. (I)(L)	4,125	96,690
Liberty Interactive Corp., Series A (I)	5,021	137,174
Liberty TripAdvisor Holdings, Inc., Class A (I)	18,447	559,682
Nutrisystem, Inc.	7,126	154,207
Overstock.com, Inc. (I)	3,115	38,252
PetMed Express, Inc.	5,316	91,116
Shutterfly, Inc. (I)	9,244	411,913
Wayfair, Inc., Class A (I)(L)	4,975	236,910
		2,446,527
Leisure products - 0.3%
Arctic Cat, Inc.	3,369	55,184
Black Diamond, Inc. (I)	6,175	27,294
Callaway Golf Company	19,818	186,686
Escalade, Inc.	3,072	40,704
JAKKS Pacific, Inc. (I)(L)	5,027	40,015
Malibu Boats, Inc., Class A (I)	4,791	78,429
Nautilus, Inc. (I)	7,822	130,784
Performance Sports Group, Ltd. (I)	11,359	109,387
Smith & Wesson Holding Corp. (I)	13,154	289,125
Sturm Ruger & Company, Inc. (L)	4,583	273,193
		1,230,801
Media - 1.6%
AMC Entertainment Holdings, Inc., Class A	5,114	122,736
Carmike Cinemas, Inc. (I)	6,199	142,205
Central European Media
Enterprises, Ltd., Class A (I)(L)	21,505	57,848
Crown Media Holdings, Inc., Class A (I)	9,035	50,686
Cumulus Media, Inc., Class A (I)	39,500	13,039
Daily Journal Corp. (I)(L)	324	65,448
Dex Media, Inc. (I)	3,692	442
DreamWorks Animation
SKG, Inc., Class A (I)(L)	18,631	480,121
Entercom Communications Corp., Class A (I)	6,989	78,486
Entravision Communications Corp., Class A	16,525	127,408
Eros International PLC (I)(L)	6,993	63,986
Global Eagle Entertainment, Inc. (I)	11,677	115,252
Gray Television, Inc. (I)	15,692	255,780
Harte-Hanks, Inc.	13,714	44,433
IMAX Corp. (I)	14,725	523,327
Journal Media Group, Inc.	6,800	81,736
Loral Space & Communications, Inc. (I)	3,252	132,389
MDC Partners, Inc., Class A	10,771	233,946
Media General, Inc. (I)(L)	23,797	384,322
Meredith Corp.	8,970	387,953
National CineMedia, Inc.	15,133	237,739
New Media Investment Group, Inc.	11,062	215,267

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Nexstar Broadcasting Group, Inc., Class A	7,736	$454,103
Reading International, Inc., Class A (I)	4,699	61,604
Rentrak Corp. (I)(L)	3,184	151,336
Scholastic Corp.	6,544	252,337
Sinclair Broadcast Group, Inc., Class A	16,271	529,458
The EW Scripps Company, Class A	14,649	278,331
The New York Times Company, Class A	33,778	453,301
Time, Inc.	26,487	415,051
Tribune Publishing Company	7,056	65,056
World Wrestling
Entertainment, Inc., Class A (L)	7,520	134,157
		6,609,283
Multiline retail - 0.4%
Big Lots, Inc.	13,145	506,608
Burlington Stores, Inc. (I)	18,379	788,459
Fred’s, Inc., Class A	9,423	154,255
Tuesday Morning Corp. (I)	11,265	73,223
		1,522,545
Specialty retail - 2.7%
Abercrombie & Fitch Company, Class A	17,194	464,238
America’s Car-Mart, Inc. (I)	2,269	60,560
American Eagle Outfitters, Inc.	47,566	737,273
Asbury Automotive Group, Inc. (I)	6,571	443,148
Ascena Retail Group, Inc. (I)	42,190	415,572
Barnes & Noble Education, Inc. (I)	8,004	79,640
Barnes & Noble, Inc.	12,600	109,746
Big 5 Sporting Goods Corp.	5,028	50,230
Boot Barn Holdings, Inc. (I)(L)	3,116	38,296
Build-A-Bear Workshop, Inc. (I)	3,616	44,260
Caleres, Inc.	10,736	287,940
Chico’s FAS, Inc.	34,927	372,671
Citi Trends, Inc.	4,075	86,594
Conn’s, Inc. (I)(L)	6,742	158,235
Destination XL Group, Inc. (I)	11,469	63,309
Express, Inc. (I)	20,713	357,921
Five Below, Inc. (I)	13,391	429,851
Francesca’s Holdings Corp. (I)	10,720	186,635
Genesco, Inc. (I)	5,906	335,638
Group 1 Automotive, Inc.	5,683	430,203
Guess?, Inc.	15,070	284,522
Haverty Furniture Companies, Inc.	5,068	108,658
Hibbett Sports, Inc. (I)	6,162	186,339
Kirkland’s, Inc.	4,503	65,294
Lithia Motors, Inc., Class A	5,541	591,058
Lumber Liquidators Holdings, Inc. (I)(L)	6,861	119,107
MarineMax, Inc. (I)	6,514	119,988
Mattress Firm Holding Corp. (I)(L)	5,027	224,355
Monro Muffler Brake, Inc.	7,834	518,767
Outerwall, Inc. (L)	4,484	163,845
Party City Holdco, Inc. (I)	6,209	80,158
Pier 1 Imports, Inc. (L)	22,253	113,268
Rent-A-Center, Inc.	12,971	194,176
Restoration Hardware Holdings, Inc. (I)(L)	8,154	647,835
Select Comfort Corp. (I)	12,875	275,654
Shoe Carnival, Inc.	3,820	88,624
Sonic Automotive, Inc., Class A	7,931	180,510
Sportsman’s Warehouse Holdings, Inc. (I)	4,634	59,779
Stage Stores, Inc. (L)	8,105	73,837
Stein Mart, Inc.	7,769	52,285
The Buckle, Inc. (L)	6,894	212,197
The Cato Corp., Class A	6,538	240,729
The Children’s Place, Inc.	5,036	277,987
111

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
The Container Store Group, Inc. (I)(L)	4,186	$34,325
The Finish Line, Inc., Class A	11,326	204,774
The Men’s Wearhouse, Inc.	11,758	172,607
The Pep Boys - Manny, Moe & Jack (I)	13,300	244,853
Tile Shop Holdings, Inc. (I)	7,130	116,932
Vitamin Shoppe, Inc. (I)	7,283	238,154
West Marine, Inc. (I)	4,939	41,932
Winmark Corp.	633	58,875
Zumiez, Inc. (I)	5,616	84,914
		11,228,298
Textiles, apparel and luxury goods - 0.8%
Cherokee, Inc. (I)	2,348	40,503
Columbia Sportswear Company	7,025	342,539
Crocs, Inc. (I)	18,979	194,345
Culp, Inc.	2,657	67,674
Deckers Outdoor Corp. (I)	8,071	380,951
G-III Apparel Group, Ltd. (I)	9,777	432,730
Iconix Brand Group, Inc. (I)(L)	11,867	81,052
Movado Group, Inc.	4,025	103,483
Oxford Industries, Inc.	3,580	228,476
Perry Ellis International, Inc. (I)	3,048	56,144
Sequential Brands Group, Inc. (I)(L)	12,025	95,118
Steven Madden, Ltd. (I)	13,759	415,797
Tumi Holdings, Inc. (I)	13,827	229,943
Unifi, Inc. (I)	3,716	104,605
Vera Bradley, Inc. (I)	5,434	85,640
Wolverine World Wide, Inc.	25,242	421,794
		3,280,794
		55,728,663
Consumer staples - 3.3%
Beverages - 0.2%
Coca-Cola Bottling Company Consolidated	1,134	206,966
MGP Ingredients, Inc.	3,022	78,421
National Beverage Corp. (I)	2,887	131,185
The Boston Beer Company, Inc., Class A (I)	2,226	449,452
		866,024
Food and staples retailing - 0.9%
Casey’s General Stores, Inc.	9,468	1,140,421
Ingles Markets, Inc., Class A	3,291	145,067
Natural Grocers by Vitamin Cottage, Inc. (I)	2,378	48,440
PriceSmart, Inc.	4,773	396,111
Smart & Final Stores, Inc. (I)	6,159	112,155
SpartanNash Company	9,240	199,954
SUPERVALU, Inc. (I)	64,068	434,381
The Andersons, Inc.	7,082	224,004
The Chefs’ Warehouse, Inc. (I)	4,927	82,182
The Fresh Market, Inc. (I)	10,696	250,500
United Natural Foods, Inc. (I)	12,281	483,380
Village Super Market, Inc., Class A	2,014	53,069
Weis Markets, Inc.	2,807	124,350
		3,694,014
Food products - 1.7%
Alico, Inc.	1,069	41,360
B&G Foods, Inc.	14,141	495,218
Boulder Brands, Inc. (I)	14,058	154,357
Cal-Maine Foods, Inc. (L)	7,613	352,786
Calavo Growers, Inc.	3,632	177,968
Darling Ingredients, Inc. (I)	40,547	426,554
Dean Foods Company	23,102	396,199
Diamond Foods, Inc. (I)	6,394	246,489

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Farmer Brothers Company (I)	2,150	$69,381
Fresh Del Monte Produce, Inc.	7,932	308,396
Freshpet, Inc. (I)(L)	5,560	47,204
Inventure Foods, Inc. (I)	5,930	42,103
J&J Snack Foods Corp.	3,638	424,445
John B. Sanfilippo & Son, Inc.	2,073	112,004
Lancaster Colony Corp.	4,456	514,490
Landec Corp. (I)	7,018	83,023
Limoneira Co. (L)	3,503	52,335
Omega Protein Corp. (I)	5,670	125,874
Post Holdings, Inc. (I)	15,045	928,277
Sanderson Farms, Inc. (L)	5,414	419,693
Seaboard Corp. (I)	61	176,579
Seneca Foods Corp., Class A (I)	2,281	66,103
Snyder’s-Lance, Inc. (L)	11,989	411,223
Tootsie Roll Industries, Inc. (L)	4,585	144,840
TreeHouse Foods, Inc. (I)	10,435	818,730
		7,035,631
Household products - 0.2%
Central Garden & Pet Company, Class A (I)	10,815	147,084
HRG Group, Inc. (I)	19,553	265,139
Orchids Paper Products Company	2,430	75,136
WD-40 Company	3,643	359,382
		846,741
Personal products - 0.1%
Elizabeth Arden, Inc. (I)(L)	7,216	71,438
Inter Parfums, Inc.	4,400	104,808
Medifast, Inc.	2,821	85,702
Natural Health Trends Corp. (L)	1,952	65,451
Nutraceutical International Corp. (I)	2,336	60,316
Revlon, Inc., Class A (I)	2,972	82,740
USANA Health Sciences, Inc. (I)	1,386	177,062
		647,517
Tobacco - 0.2%
Universal Corp. (L)	5,538	310,571
Vector Group, Ltd. (L)	20,874	492,418
		802,989
		13,892,916
Energy - 2.6%
Energy equipment and services - 0.8%
Archrock, Inc.	17,107	128,645
Atwood Oceanics, Inc. (L)	15,809	161,726
Basic Energy Services, Inc. (I)(L)	11,655	31,235
Bristow Group, Inc.	8,564	221,808
C&J Energy Services, Ltd. (I)(L)	14,499	69,015
CARBO Ceramics, Inc. (L)	4,984	85,725
Era Group, Inc. (I)	5,540	61,771
Exterran Corp. (I)	8,553	137,276
Fairmount Santrol Holdings, Inc. (I)(L)	16,539	38,867
Forum Energy Technologies, Inc. (I)	14,772	184,059
Geospace Technologies Corp. (I)	3,584	50,427
Gulfmark Offshore, Inc., Class A (I)(L)	7,059	32,966
Helix Energy Solutions Group, Inc. (I)	26,355	138,627
Hornbeck Offshore Services, Inc. (I)	8,011	79,629
Matrix Service Company (I)	6,745	138,542
McDermott International, Inc. (I)	58,431	195,744
Natural Gas Services Group, Inc. (I)	3,376	75,285
Newpark Resources, Inc. (I)	21,023	111,001
Oil States International, Inc. (I)	12,735	347,029
Parker Drilling Company (I)	31,863	57,991
112

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
PHI, Inc. (I)	3,498	$57,402
Pioneer Energy Services Corp. (I)	17,771	38,563
RigNet, Inc. (I)	3,120	64,553
SEACOR Holdings, Inc. (I)	4,419	232,263
Seventy Seven Energy, Inc. (I)(L)	16,105	16,910
Tesco Corp.	10,340	74,862
TETRA Technologies, Inc. (I)	19,746	148,490
Tidewater, Inc. (L)	11,664	81,181
U.S. Silica Holdings, Inc. (L)	13,274	248,622
Unit Corp. (I)	12,817	156,367
		3,466,581
Oil, gas and consumable fuels - 1.8%
Abraxas Petroleum Corp. (I)	26,988	28,607
Alon USA Energy, Inc.	7,602	112,814
Ardmore Shipping Corp.	4,712	59,937
Bill Barrett Corp. (I)(L)	13,654	53,660
Bonanza Creek Energy, Inc. (I)(L)	13,065	68,853
Callon Petroleum Company (I)	16,680	139,111
Carrizo Oil & Gas, Inc. (I)	12,732	376,613
Clayton Williams Energy, Inc. (I)(L)	1,565	46,277
Clean Energy Fuels Corp. (I)(L)	18,309	65,912
Cloud Peak Energy, Inc. (I)(L)	16,517	34,355
Contango Oil & Gas Company (I)	5,213	33,415
Delek US Holdings, Inc.	14,020	344,892
DHT Holdings, Inc.	22,767	184,185
Dorian LPG, Ltd. (I)	6,174	72,668
Eclipse Resources Corp. (I)(L)	13,819	25,151
Energy XXI, Ltd. (L)	27,696	27,973
EXCO Resources, Inc. (I)(L)	48,346	59,949
Frontline, Ltd. (L)	28,068	83,923
GasLog, Ltd. (L)	10,258	85,141
Gastar Exploration, Inc. (I)	24,064	31,524
Green Plains, Inc.	9,354	214,207
Halcon Resources Corp. (I)	18,632	23,477
Jones Energy, Inc., Class A (I)	8,074	31,085
Magnum Hunter Resources Corp. (I)	63,921	1,029
Matador Resources Company (I)(L)	18,062	357,086
Navios Maritime Acquisition Corp. (L)	20,613	62,045
Nordic American Tankers, Ltd. (L)	21,704	337,280
Northern Oil and Gas, Inc. (I)(L)	16,192	62,501
Oasis Petroleum, Inc. (I)(L)	34,399	253,521
Pacific Ethanol, Inc. (I)	8,175	39,077
Panhandle Oil and Gas, Inc., Class A	4,656	75,241
Par Pacific Holdings, Inc. (I)	3,964	93,313
Parsley Energy, Inc., Class A (I)	20,710	382,100
PDC Energy, Inc. (I)	9,848	525,686
Peabody Energy Corp. (L)	4,603	35,351
Renewable Energy Group, Inc. (I)	11,265	104,652
REX American Resources Corp. (I)	1,647	89,053
Rex Energy Corp. (I)	13,685	14,369
Ring Energy, Inc. (I)	6,600	46,530
RSP Permian, Inc. (I)	14,670	357,801
Sanchez Energy Corp. (I)(L)	13,997	60,327
SandRidge Energy, Inc. (I)	117,596	23,519
Scorpio Tankers, Inc.	43,612	349,768
SemGroup Corp., Class A	10,773	310,909
Ship Finance International, Ltd. (L)	13,904	230,389
Solazyme, Inc. (I)(L)	21,923	54,369
Stone Energy Corp. (I)	15,188	65,157
Synergy Resources Corp. (I)	25,749	219,381
Teekay Tankers, Ltd., Class A	23,372	160,799
Triangle Petroleum Corp. (I)	13,700	10,549
Ultra Petroleum Corp. (I)(L)	37,730	94,325

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
W&T Offshore, Inc. (I)(L)	11,088	$25,613
Western Refining, Inc.	17,362	618,434
Westmoreland Coal Company (I)(L)	4,959	29,159
		7,293,062
		10,759,643
Financials - 25.5%
Banks - 9.3%
1st Source Corp.	3,939	121,597
American National Bankshares, Inc.	2,237	57,290
Ameris Bancorp	7,889	268,147
Ames National Corp.	2,072	50,329
Arrow Financial Corp.	2,796	75,967
Banc of California, Inc.	9,202	134,533
BancFirst Corp.	1,709	100,182
Banco Latinoamericano de
Comercio Exterior SA	7,185	186,307
BancorpSouth, Inc.	23,290	558,727
Bank of Marin Bancorp	1,485	79,299
Bank of the Ozarks, Inc.	18,979	938,701
Banner Corp.	5,135	235,491
Bar Harbor Bankshares	2,127	73,211
BB&T Corp.	6,775	256,163
BBCN Bancorp, Inc.	19,433	334,636
Berkshire Hills Bancorp, Inc.	6,947	202,227
Blue Hills Bancorp, Inc.	8,004	122,541
BNC Bancorp	7,020	178,168
Boston Private Financial Holdings, Inc.	20,228	229,386
Bridge Bancorp, Inc.	3,796	115,512
Bryn Mawr Bank Corp.	4,536	130,274
Camden National Corp.	2,449	107,976
Capital Bank Financial Corp., Class A	5,345	170,933
Cardinal Financial Corp.	7,929	180,385
Cathay General Bancorp	19,461	609,713
CenterState Banks, Inc.	11,608	181,665
Central Pacific Financial Corp.	5,600	123,312
Chemical Financial Corp.	8,008	274,434
Citizens & Northern Corp.	3,122	65,562
City Holding Company	3,698	168,777
CNB Financial Corp.	3,646	65,737
CoBiz Financial, Inc.	8,980	120,512
Columbia Banking System, Inc.	14,341	466,226
Community Bank Systems, Inc.	9,915	396,005
Community Trust Bancorp, Inc.	3,906	136,554
ConnectOne Bancorp, Inc.	7,673	143,408
CU Bancorp (I)	2,518	63,856
Customers Bancorp, Inc. (I)	6,433	175,106
CVB Financial Corp.	26,100	441,612
Eagle Bancorp, Inc. (I)	7,194	363,081
Enterprise Financial Services Corp.	5,141	145,747
Farmers Capital Bank Corp. (I)	2,296	62,245
FCB Financial Holdings, Inc., Class A (I)	6,702	239,865
Fidelity Southern Corp.	4,901	109,341
Financial Institutions, Inc.	4,425	123,900
First BanCorp (I)	29,038	94,374
First Bancorp North Carolina	4,944	92,651
First Bancorp, Inc.	2,408	49,292
First Busey Corp.	6,094	125,719
First Business Financial Services, Inc.	2,780	69,528
First Citizens BancShares, Inc., Class A	1,823	470,644
First Commonwealth Financial Corp.	21,619	196,084
First Community Bancshares, Inc.	4,114	76,644
First Connecticut Bancorp, Inc.	5,194	90,428
113

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Financial Bancorp	14,620	$264,183
First Financial Bankshares, Inc. (L)	15,787	476,294
First Financial Corp.	3,110	105,647
First Interstate BancSystem, Inc., Class A	4,794	139,362
First Merchants Corp.	9,035	229,670
First Midwest Bancorp, Inc.	18,815	346,760
First NBC Bank Holding Company (I)	3,772	141,035
FirstMerit Corp.	40,188	749,506
Flushing Financial Corp.	7,858	170,047
FNB Corp.	41,612	555,104
Fulton Financial Corp.	42,477	552,626
German American Bancorp, Inc.	3,276	109,156
Glacier Bancorp, Inc.	18,592	493,246
Great Southern Bancorp, Inc.	2,753	124,601
Great Western Bancorp, Inc.	9,847	285,760
Guaranty Bancorp	4,423	73,156
Hancock Holding Company	18,986	477,878
Hanmi Financial Corp.	7,946	188,479
Heartland Financial USA, Inc.	4,300	134,848
Heritage Commerce Corp.	7,794	93,216
Heritage Financial Corp.	8,023	151,153
Heritage Oaks Bancorp	5,667	45,393
Hilltop Holdings, Inc. (I)	18,725	359,895
Home BancShares, Inc.	13,925	564,241
HomeTrust Bancshares, Inc. (I)	5,934	120,164
Horizon Bancorp	3,571	99,845
IBERIABANK Corp.	9,171	505,047
Independent Bank Corp. (MA)	6,244	290,471
Independent Bank Corp. (MI)	6,675	101,660
Independent Bank Group, Inc.	2,568	82,176
International Bancshares Corp.	13,348	343,044
Investors Bancorp, Inc.	83,690	1,041,104
Lakeland Bancorp, Inc.	9,511	112,135
Lakeland Financial Corp.	4,101	191,189
LegacyTexas Financial Group, Inc.	11,724	293,334
MainSource Financial Group, Inc.	5,682	130,004
MB Financial, Inc.	18,239	590,396
Mercantile Bank Corp.	4,775	117,179
Metro Bancorp, Inc.	3,362	105,500
MidWestOne Financial Group, Inc.	1,753	53,309
National Bank Holdings Corp., Class A	8,639	184,615
National Bankshares, Inc. (L)	1,684	59,849
National Penn Bancshares, Inc.	33,722	415,792
NBT Bancorp, Inc.	10,447	291,262
NewBridge Bancorp	8,452	102,945
OFG Bancorp	11,226	82,174
Old National Bancorp	28,691	389,050
Old Second Bancorp, Inc. (I)	9,644	75,609
Opus Bank	2,536	93,756
Pacific Continental Corp.	6,356	94,577
Pacific Premier Bancorp, Inc. (I)	5,961	126,671
PacWest Bancorp	2,549	109,862
Park National Corp.	2,709	245,110
Park Sterling Corp.	11,240	82,277
Peapack Gladstone Financial Corp.	4,411	90,955
Penns Woods Bancorp, Inc.	1,425	60,506
Peoples Bancorp, Inc.	5,061	95,349
Peoples Financial Services Corp. (L)	1,892	72,047
Pinnacle Financial Partners, Inc.	8,824	453,201
Preferred Bank	3,280	108,306
PrivateBancorp, Inc.	19,194	787,338
Prosperity Bancshares, Inc.	16,882	807,973
QCR Holdings, Inc.	3,466	84,189

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Renasant Corp.	9,522	$327,652
Republic Bancorp, Inc., Class A	2,469	65,206
S&T Bancorp, Inc.	8,434	259,936
Sandy Spring Bancorp, Inc.	6,101	164,483
Seacoast Banking Corp. of Florida (I)	6,850	102,613
ServisFirst Bancshares, Inc.	5,364	254,951
Sierra Bancorp	4,651	82,090
Simmons First National Corp., Class A	7,150	367,224
South State Corp.	5,910	425,225
Southside Bancshares, Inc.	6,361	152,791
Southwest Bancorp, Inc.	5,251	91,787
State Bank Financial Corp.	9,018	189,649
Sterling Bancorp	29,470	478,003
Stock Yards Bancorp, Inc.	3,952	149,346
Stonegate Bank	3,691	121,286
Suffolk Bancorp	2,910	82,499
Talmer Bancorp, Inc., Class A	13,162	238,364
Texas Capital Bancshares, Inc. (I)	11,192	553,109
The Bancorp, Inc. (I)	9,775	62,267
The First of Long Island Corp.	3,030	90,900
Tompkins Financial Corp.	3,466	194,651
Towne Bank (L)	10,786	225,104
TriCo Bancshares	5,920	162,445
TriState Capital Holdings, Inc. (I)	5,761	80,596
Triumph Bancorp, Inc. (I)	4,264	70,356
Trustmark Corp.	16,487	379,860
UMB Financial Corp.	9,607	447,206
Umpqua Holdings Corp.	53,779	855,086
Union Bankshares Corp.	11,024	278,246
United Bankshares, Inc. (L)	16,799	621,395
United Community Banks, Inc.	12,914	251,694
Univest Corp. of Pennsylvania	4,082	85,151
Valley National Bancorp	54,731	539,100
Washington Trust Bancorp, Inc.	3,754	148,358
Webster Financial Corp.	21,788	810,296
WesBanco, Inc.	9,216	276,664
West Bancorp, Inc.	3,996	78,921
WestAmerica Bancorp.	6,100	285,175
Western Alliance Bancorp (I)	20,863	748,147
Wilshire Bancorp, Inc.	17,536	202,541
Wintrust Financial Corp.	11,297	548,130
Yadkin Financial Corp.	6,585	165,744
		38,285,477
Capital markets - 1.3%
Arlington Asset Investment Corp., Class A (L)	5,572	73,718
Associated Capital Group, Inc., Class A (I)	1,680	51,240
BGC Partners, Inc., Class A	45,203	443,441
Calamos Asset Management, Inc., Class A	5,518	53,414
Cohen & Steers, Inc.	5,087	155,052
Cowen Group, Inc., Class A (I)(L)	27,579	105,628
Diamond Hill Investment Group, Inc.	736	139,104
Evercore Partners, Inc., Class A	8,446	456,675
Financial Engines, Inc. (L)	12,853	432,761
GAMCO Investors, Inc., Class A	1,680	52,147
Greenhill & Company, Inc.	7,288	208,510
HFF, Inc., Class A	9,364	290,939
INTL. FCStone, Inc. (I)	3,835	128,319
Investment Technology Group, Inc.	8,418	143,274
Janus Capital Group, Inc.	35,373	498,406
KCG Holdings, Inc., Class A (I)	10,303	126,830
Ladenburg Thalmann
Financial Services, Inc. (I)	27,331	75,434
Moelis & Company, Class A	4,422	129,034
114

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Capital markets (continued)
OM Asset Management PLC	5,818	$89,190
Oppenheimer Holdings, Inc., Class A	2,781	48,334
Piper Jaffray Companies (I)	3,721	150,328
Safeguard Scientifics, Inc. (I)	5,543	80,429
Stifel Financial Corp. (I)	16,586	702,583
Virtu Financial, Inc., Class A	4,842	109,623
Virtus Investment Partners, Inc.	1,736	203,911
Westwood Holdings Group, Inc.	2,024	105,430
WisdomTree Investments, Inc. (L)	28,032	439,542
		5,493,296
Consumer finance - 0.4%
Cash America International, Inc.	6,800	203,660
Encore Capital Group, Inc. (I)(L)	6,395	185,967
Enova International, Inc. (I)	6,593	43,580
EZCORP, Inc., Class A (I)	13,503	67,380
First Cash Financial Services, Inc. (I)	7,057	264,144
Green Dot Corp., Class A (I)	11,358	186,498
Nelnet, Inc., Class A	5,783	194,135
PRA Group, Inc. (I)	11,859	411,389
Regional Management Corp. (I)	2,943	45,528
World Acceptance Corp. (I)(L)	1,783	66,149
		1,668,430
Diversified financial services - 0.3%
FNFV Group (I)	19,523	219,243
GAIN Capital Holdings, Inc.	8,246	66,875
MarketAxess Holdings, Inc.	9,096	1,015,023
NewStar Financial, Inc. (I)	6,110	54,868
PICO Holdings, Inc. (I)	6,452	66,585
		1,422,594
Insurance - 2.6%
Ambac Financial Group, Inc. (I)	10,976	154,652
American Equity Investment Life
Holding Company	19,887	477,885
AMERISAFE, Inc.	4,561	232,155
Argo Group International Holdings, Ltd.	6,521	390,217
Atlas Financial Holdings, Inc. (I)	3,118	62,048
Baldwin & Lyons, Inc., Class B	2,350	56,471
Citizens, Inc. (I)	13,631	101,278
CNO Financial Group, Inc.	47,630	909,257
Crawford & Company, Class B	6,810	36,161
Donegal Group, Inc., Class A	2,826	39,790
eHealth, Inc. (I)	4,668	46,587
EMC Insurance Group, Inc.	2,036	51,511
Employers Holdings, Inc.	7,835	213,896
Endurance Specialty Holdings, Ltd.	1,719	109,999
Enstar Group, Ltd. (I)	2,121	318,235
FBL Financial Group, Inc., Class A	2,416	153,754
Federated National Holding Company	3,648	107,835
Fidelity & Guaranty Life	3,015	76,491
First American Financial Corp.	25,931	930,923
Global Indemnity PLC (I)	2,677	77,687
Greenlight Capital Re, Ltd., Class A (I)	6,970	130,409
HCI Group, Inc.	2,161	75,311
Heritage Insurance Holdings, Inc.	6,056	132,142
Horace Mann Educators Corp.	9,859	327,122
Infinity Property & Casualty Corp.	2,718	223,501
James River Group Holdings, Ltd.	2,880	96,595
Kansas City Life Insurance Company	1,250	47,863
Kemper Corp.	10,493	390,864
Maiden Holdings, Ltd.	11,979	178,607
MBIA, Inc. (I)	36,638	237,414

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
National General Holdings Corp.	9,895	$216,305
National Interstate Corp.	1,933	51,611
National Western Life Group, Inc., Class A	580	146,125
OneBeacon Insurance Group, Ltd., Class A	6,500	80,665
Primerica, Inc.	12,438	587,447
RLI Corp.	10,509	648,931
Safety Insurance Group, Inc.	3,701	208,662
Selective Insurance Group, Inc.	13,842	464,814
State Auto Financial Corp.	3,697	76,121
State National Companies, Inc.	8,261	81,040
Stewart Information Services Corp.	5,542	206,883
Symetra Financial Corp.	18,251	579,834
The Navigators Group, Inc. (I)	2,439	209,242
Third Point Reinsurance, Ltd. (I)	20,324	272,545
United Fire Group, Inc.	5,019	192,278
United Insurance Holdings Corp.	4,481	76,625
Universal Insurance Holdings, Inc. (L)	7,711	178,741
		10,664,529
Real estate investment trusts - 9.0%
Acadia Realty Trust	16,817	557,484
AG Mortgage Investment Trust, Inc.	6,730	86,413
Agree Realty Corp.	4,589	155,980
Alexander’s, Inc.	508	195,128
Altisource Residential Corp., Class B	14,182	175,999
American Assets Trust, Inc.	9,243	354,469
American Capital Mortgage Investment Corp.	11,645	162,564
American Residential Properties, Inc.	8,294	156,757
Anworth Mortgage Asset Corp.	25,180	109,533
Apollo Commercial Real Estate Finance, Inc.	13,382	230,572
Apollo Residential Mortgage, Inc.	7,819	93,437
Ares Commercial Real Estate Corp.	7,811	89,358
Armada Hoffler Properties, Inc.	7,741	81,126
ARMOUR Residential REIT, Inc.	10,630	231,309
Ashford Hospitality Prime, Inc.	7,345	106,503
Ashford Hospitality Trust, Inc.	20,421	128,857
Bluerock Residential Growth REIT, Inc.	5,785	68,552
Campus Crest Communities, Inc. (I)	18,234	123,991
Capstead Mortgage Corp.	20,728	181,163
CareTrust REIT, Inc.	12,410	135,890
CatchMark Timber Trust, Inc., Class A	11,059	125,077
Cedar Realty Trust, Inc.	22,614	160,107
Chatham Lodging Trust	9,555	195,686
Chesapeake Lodging Trust	14,803	372,443
Colony Capital, Inc., Class A	26,989	525,746
CorEnergy Infrastructure Trust, Inc. (I)	3,168	47,013
CoreSite Realty Corp.	5,896	334,421
Cousins Properties, Inc.	53,060	500,356
CubeSmart	40,174	1,230,128
CyrusOne, Inc.	16,091	602,608
CYS Investments, Inc.	36,602	260,972
DCT Industrial Trust, Inc.	21,334	797,252
DiamondRock Hospitality Company	48,928	472,155
DuPont Fabros Technology, Inc.	15,302	486,451
Dynex Capital, Inc.	15,158	96,253
Easterly Government Properties, Inc.	4,268	73,324
EastGroup Properties, Inc.	7,909	439,819
Education Realty Trust, Inc.	11,784	446,378
EPR Properties	13,661	798,485
Equity One, Inc.	17,754	482,021
FelCor Lodging Trust, Inc.	35,577	259,712
First Industrial Realty Trust, Inc.	27,007	597,665
First Potomac Realty Trust	15,251	173,861
Franklin Street Properties Corp.	22,266	230,453
115

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real estate investment trusts (continued)
Getty Realty Corp.	7,162	$122,828
Gladstone Commercial Corp.	6,762	98,658
Government Properties Income Trust	17,604	279,375
Gramercy Property Trust (I)	102,302	789,771
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	8,224	155,598
Hatteras Financial Corp.	22,038	289,800
Healthcare Realty Trust, Inc.	24,250	686,760
Hersha Hospitality Trust	11,776	256,246
Highwoods Properties, Inc.	22,467	979,561
Hudson Pacific Properties, Inc.	18,011	506,830
Independence Realty Trust, Inc.	8,685	65,224
InfraREIT, Inc. (I)	5,079	93,962
Inland Real Estate Corp.	21,979	233,417
Invesco Mortgage Capital, Inc.	28,800	356,832
Investors Real Estate Trust	30,880	214,616
iStar, Inc. (I)	20,925	245,450
Kite Realty Group Trust	20,478	530,995
Ladder Capital Corp., Class A	9,667	120,064
LaSalle Hotel Properties	27,385	689,007
Lexington Realty Trust	50,067	400,536
LTC Properties, Inc.	8,732	376,698
Mack-Cali Realty Corp.	21,636	505,201
Medical Properties Trust, Inc.	56,709	652,721
Monmouth Real Estate
Investment Corp., Class A	15,409	161,178
Monogram Residential Trust, Inc.	41,117	401,302
National Health Investors, Inc.	9,232	561,952
National Storage Affiliates Trust	6,111	104,681
New Residential Investment Corp.	55,846	679,087
New Senior Investment Group, Inc.	22,016	217,078
New York Mortgage Trust, Inc.	25,984	138,495
New York REIT, Inc.	40,407	464,681
NexPoint Residential Trust, Inc.	5,504	72,047
One Liberty Properties, Inc.	4,205	90,239
Orchid Island Capital, Inc.	6,253	62,092
Parkway Properties, Inc.	20,986	328,011
Pebblebrook Hotel Trust	17,596	493,040
Pennsylvania Real Estate Investment Trust	17,279	377,892
PennyMac Mortgage Investment Trust, Class A	18,173	277,320
Physicians Realty Trust	17,455	294,291
Potlatch Corp.	10,281	310,897
Preferred Apartment
Communities, Inc., Class A	6,992	91,455
PS Business Parks, Inc.	4,809	420,451
QTS Realty Trust, Inc., Class A	6,768	305,304
RAIT Financial Trust	24,446	66,004
Ramco-Gershenson Properties Trust	19,917	330,821
Redwood Trust, Inc.	20,428	269,650
Resource Capital Corp. (L)	8,603	109,774
Retail Opportunity Investments Corp.	24,270	434,433
Rexford Industrial Realty, Inc.	14,036	229,629
RLJ Lodging Trust	31,872	689,391
Rouse Properties, Inc.	9,181	133,675
Ryman Hospitality Properties	10,492	541,807
Sabra Health Care REIT, Inc.	16,250	328,738
Saul Centers, Inc.	2,346	120,279
Select Income REIT	15,420	305,624
Silver Bay Realty Trust Corp.	9,341	146,280
Sovran Self Storage, Inc.	8,473	909,238
STAG Industrial, Inc.	16,424	303,023
Starwood Waypoint Residential Trust (I)	9,042	204,711
STORE Capital Corp.	8,829	204,833

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Summit Hotel Properties, Inc.	21,146	$252,695
Sun Communities, Inc.	11,299	774,320
Sunstone Hotel Investors, Inc.	50,887	635,579
Terreno Realty Corp.	10,996	248,730
The GEO Group, Inc.	18,183	525,671
UMH Properties, Inc.	7,946	80,414
United Development Funding IV (L)	8,015	88,165
Universal Health Realty Income Trust	3,227	161,382
Urban Edge Properties	21,639	507,435
Urstadt Biddle Properties, Inc., Class A	7,390	142,184
Washington Real Estate Investment Trust	16,504	446,598
Western Asset Mortgage Capital Corp.	9,288	94,923
Whitestone REIT	8,107	97,365
Xenia Hotels & Resorts, Inc.	27,322	418,846
		37,437,331
Real estate management and development - 0.5%
Alexander & Baldwin, Inc.	12,097	427,145
Altisource Portfolio Solutions SA (I)(L)	3,467	96,417
AV Homes, Inc. (I)	3,741	47,922
Consolidated-Tomoka Land Company	1,228	64,728
Forestar Group, Inc. (I)	8,761	95,845
FRP Holdings, Inc. (I)	1,668	56,612
Kennedy-Wilson Holdings, Inc.	22,749	547,796
Marcus & Millichap, Inc. (I)	3,376	98,377
RE/MAX Holdings, Inc., Class A	2,999	111,863
Tejon Ranch Company (I)	3,737	71,564
The RMR Group, Inc. (I)	462	6,657
The St. Joe Company (I)(L)	16,614	307,525
		1,932,451
Thrifts and mortgage finance - 2.1%
Anchor BanCorp Wisconsin, Inc. (I)	1,951	84,908
Astoria Financial Corp.	21,400	339,190
Bank Mutual Corp.	13,964	108,919
BankFinancial Corp.	5,362	67,722
Beneficial Bancorp, Inc. (I)	20,553	273,766
BofI Holding, Inc. (I)(L)	14,792	311,372
Brookline Bancorp, Inc.	17,871	205,517
BSB Bancorp, Inc. (I)	2,821	65,983
Capitol Federal Financial, Inc.	32,887	413,061
Charter Financial Corp.	4,873	64,372
Clifton Bancorp, Inc.	7,374	105,743
Dime Community Bancshares, Inc.	7,398	129,391
Essent Group, Ltd. (I)	13,539	296,369
EverBank Financial Corp.	22,475	359,151
Federal Agricultural Mortgage Corp., Class C	2,794	88,207
First Defiance Financial Corp.	2,588	97,775
Flagstar Bancorp, Inc. (I)	5,070	117,168
Fox Chase Bancorp, Inc.	4,657	94,491
HomeStreet, Inc. (I)	5,358	116,322
IMPAC Mortgage Holdings, Inc. (I)	2,211	39,798
Kearny Financial Corp.	23,200	293,944
LendingTree, Inc. (I)	1,466	130,884
Meridian Bancorp, Inc.	14,132	199,261
Meta Financial Group, Inc.	1,846	84,787
MGIC Investment Corp. (I)	83,079	733,588
Nationstar Mortgage Holdings, Inc. (I)(L)	9,690	129,555
NMI Holdings, Inc., Class A (I)	13,389	90,644
Northfield Bancorp, Inc.	12,062	192,027
Northwest Bancshares, Inc.	23,439	313,848
OceanFirst Financial Corp.	3,799	76,094
Ocwen Financial Corp. (I)(L)	26,701	186,106
Oritani Financial Corp.	11,368	187,572
116

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
PennyMac Financial Services, Inc. (I)	3,635	$55,834
PHH Corp. (I)	12,382	200,588
Provident Financial Services, Inc.	15,714	316,637
Radian Group, Inc.	46,511	622,782
Territorial Bancorp, Inc.	2,594	71,958
TrustCo Bank Corp.	25,032	153,696
United Community Financial Corp.	14,180	83,662
United Financial Bancorp, Inc.	13,049	168,071
Walker & Dunlop, Inc. (I)	6,564	189,109
Walter Investment Management Corp. (I)(L)	9,242	131,421
Washington Federal, Inc.	22,464	535,317
Waterstone Financial, Inc.	7,702	108,598
WSFS Financial Corp.	7,070	228,785
		8,863,993
		105,768,101
Health care - 16.0%
Biotechnology - 6.4%
ACADIA Pharmaceuticals, Inc. (I)	19,568	697,599
Acceleron Pharma, Inc. (I)	5,408	263,694
Achillion Pharmaceuticals, Inc. (I)	29,054	313,493
Acorda Therapeutics, Inc. (I)	10,530	450,473
Adamas Pharmaceuticals, Inc. (I)	2,712	76,804
Aduro Biotech, Inc. (I)(L)	2,233	62,837
Advaxis, Inc. (I)(L)	7,601	76,466
Aegerion Pharmaceuticals, Inc. (I)(L)	6,358	64,216
Affimed NV (I)(L)	4,026	28,665
Agenus, Inc. (I)	19,172	87,041
Akebia Therapeutics, Inc. (I)	6,324	81,706
Alder Biopharmaceuticals, Inc. (I)	5,751	189,956
AMAG Pharmaceuticals, Inc. (I)	8,409	253,868
Amicus Therapeutics, Inc. (I)	28,561	277,042
Anacor Pharmaceuticals, Inc. (I)	10,043	1,134,558
Anthera Pharmaceuticals, Inc. (I)	10,035	46,562
Ardelyx, Inc. (I)(L)	4,167	75,506
Arena Pharmaceuticals, Inc. (I)	60,145	114,276
ARIAD Pharmaceuticals, Inc. (I)	41,299	258,119
Array BioPharma, Inc. (I)	34,923	147,375
Arrowhead Research Corp. (I)(L)	15,320	94,218
Atara Biotherapeutics, Inc. (I)	4,194	110,764
Avalanche Biotechnologies, Inc. (I)	5,156	49,085
Bellicum Pharmaceuticals, Inc. (I)(L)	2,149	43,560
BioCryst Pharmaceuticals, Inc. (I)	17,959	185,337
BioSpecifics Technologies Corp. (I)	1,309	56,248
BioTime, Inc. (I)(L)	13,589	55,715
Blueprint Medicines Corp. (I)	2,424	63,848
Cara Therapeutics, Inc. (I)	5,001	84,317
Catalyst Pharmaceuticals, Inc. (I)	19,323	47,341
Celldex Therapeutics, Inc. (I)(L)	24,331	381,510
Cellular Biomedicine Group, Inc. (I)(L)	2,683	57,658
Cepheid, Inc. (I)	17,606	643,147
ChemoCentryx, Inc. (I)	7,407	59,997
Chimerix, Inc. (I)	11,231	100,517
Clovis Oncology, Inc. (I)	6,842	239,470
Coherus Biosciences, Inc. (I)	5,863	134,614
Concert Pharmaceuticals, Inc. (I)	4,009	76,051
CTI BioPharma Corp. (I)	44,172	54,332
Curis, Inc. (I)	29,320	85,321
Cytokinetics, Inc. (I)	9,242	96,671
CytRx Corp. (I)	18,117	48,010
Dicerna Pharmaceuticals, Inc. (I)	4,233	50,246
Durata Therapeutics, Inc. (I)	3,858	3,202
Dyax Corp. (I)	35,728	1,344,087

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Dynavax Technologies Corp. (I)	9,060	$218,890
Eagle Pharmaceuticals, Inc. (I)(L)	2,114	187,448
Emergent BioSolutions, Inc. (I)	7,389	295,634
Enanta Pharmaceuticals, Inc. (I)(L)	3,945	130,264
Epizyme, Inc. (I)(L)	7,252	116,177
Esperion Therapeutics, Inc. (I)(L)	3,249	72,323
Exact Sciences Corp. (I)(L)	23,609	217,911
Exelixis, Inc. (I)(L)	55,533	313,206
Fibrocell Science, Inc. (I)	7,174	32,642
FibroGen, Inc. (I)	11,789	359,211
Five Prime Therapeutics, Inc. (I)	5,423	225,055
Flexion Therapeutics, Inc. (I)	3,520	67,830
Foundation Medicine, Inc. (I)(L)	3,008	63,348
Galena Biopharma, Inc. (I)(L)	41,193	60,554
Genocea Biosciences, Inc. (I)	5,696	30,018
Genomic Health, Inc. (I)	4,464	157,133
Geron Corp. (I)(L)	39,550	191,422
Halozyme Therapeutics, Inc. (I)	26,089	452,122
Heron Therapeutics, Inc. (I)(L)	7,189	191,946
Idera Pharmaceuticals, Inc. (I)	22,635	69,942
Ignyta, Inc. (I)	5,388	72,199
Immune Design Corp. (I)	3,156	63,372
ImmunoGen, Inc. (I)	21,310	289,177
Immunomedics, Inc. (I)(L)	25,964	79,709
Infinity Pharmaceuticals, Inc. (I)	12,396	97,309
Inovio Pharmaceuticals, Inc. (I)(L)	18,148	121,955
Insmed, Inc. (I)	15,081	273,720
Insys Therapeutics, Inc. (I)(L)	5,794	165,882
Ironwood Pharmaceuticals, Inc. (I)	31,114	360,611
Karyopharm Therapeutics, Inc. (I)	5,905	78,241
Keryx Biopharmaceuticals, Inc. (I)(L)	26,243	132,527
Kite Pharma, Inc. (I)	7,086	436,639
La Jolla Pharmaceutical Company (I)(L)	2,977	80,379
Lexicon Pharmaceuticals, Inc. (I)(L)	10,555	140,487
Ligand Pharmaceuticals, Inc. (I)	4,282	464,254
Lion Biotechnologies, Inc. (I)	11,565	89,282
Loxo Oncology, Inc. (I)(L)	2,062	58,664
MacroGenics, Inc. (I)	7,784	241,070
MannKind Corp. (I)(L)	61,207	88,750
Merrimack Pharmaceuticals, Inc. (I)(L)	27,123	214,272
MiMedx Group, Inc. (I)(L)	26,823	251,332
Mirati Therapeutics, Inc. (I)	2,525	79,790
Momenta Pharmaceuticals, Inc. (I)	14,972	222,184
Myriad Genetics, Inc. (I)(L)	16,956	731,821
Navidea Biopharmaceuticals, Inc. (I)(L)	39,270	52,229
Neurocrine Biosciences, Inc. (I)	20,916	1,183,218
NewLink Genetics Corp. (I)	5,106	185,807
Northwest Biotherapeutics, Inc. (I)(L)	12,241	39,171
Novavax, Inc. (I)(L)	65,861	552,574
Ocata Therapeutics, Inc. (I)(L)	11,503	96,855
OncoMed Pharmaceuticals, Inc. (I)(L)	4,360	98,274
Oncothyreon, Inc. (I)	25,621	56,879
Ophthotech Corp. (I)	5,873	461,207
Orexigen Therapeutics, Inc. (I)(L)	26,347	45,317
Organovo Holdings, Inc. (I)(L)	23,749	59,135
Osiris Therapeutics, Inc. (L)	4,876	50,613
Otonomy, Inc. (I)	3,829	106,255
OvaScience, Inc. (I)(L)	5,877	57,418
PDL BioPharma, Inc. (L)	39,671	140,435
Peregrine Pharmaceuticals, Inc. (I)(L)	54,672	63,966
Pfenex, Inc. (I)	4,075	50,449
Portola Pharmaceuticals, Inc. (I)	11,395	586,273
Progenics Pharmaceuticals, Inc. (I)	17,323	106,190
117

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Prothena Corp. PLC (I)	7,679	$523,017
PTC Therapeutics, Inc. (I)(L)	8,359	270,832
Radius Health, Inc. (I)	8,101	498,536
Raptor Pharmaceutical Corp. (I)	19,870	103,324
Regulus Therapeutics, Inc. (I)	7,081	61,746
Repligen Corp. (I)	8,050	227,735
Retrophin, Inc. (I)	8,612	166,125
Rigel Pharmaceuticals, Inc. (I)	23,598	71,502
Sage Therapeutics, Inc. (I)	3,410	198,803
Sangamo BioSciences, Inc. (I)	17,593	160,624
Sarepta Therapeutics, Inc. (I)	10,204	393,670
Sorrento Therapeutics, Inc. (I)(L)	7,250	63,148
Spark Therapeutics, Inc. (I)	2,027	91,843
Spectrum Pharmaceuticals, Inc. (I)	17,160	103,475
Stemline Therapeutics, Inc. (I)	4,441	28,023
Synergy Pharmaceuticals, Inc. (I)(L)	24,772	140,457
Synta Pharmaceuticals Corp. (I)	25,866	9,105
TESARO, Inc. (I)	5,774	302,096
TG Therapeutics, Inc. (I)(L)	9,062	108,110
Threshold Pharmaceuticals, Inc. (I)	16,577	7,955
Trevena, Inc. (I)	7,092	74,466
Trius Therapeutics, Inc. (I)(L)	10,401	1,144
Trovagene, Inc. (I)(L)	7,658	41,353
Ultragenyx Pharmaceutical, Inc. (I)	9,422	1,056,960
Vanda Pharmaceuticals, Inc. (I)	10,494	97,699
Verastem, Inc. (I)	8,611	16,016
Versartis, Inc. (I)	5,870	72,729
Vitae Pharmaceuticals, Inc. (I)	3,436	62,192
Xencor, Inc. (I)	7,158	104,650
Zafgen, Inc. (I)(L)	4,095	25,758
ZIOPHARM Oncology, Inc. (I)(L)	28,321	235,348
		26,462,930
Health care equipment and supplies - 3.7%
Abaxis, Inc.	5,517	307,187
ABIOMED, Inc. (I)	10,220	922,662
Accuray, Inc. (I)(L)	19,894	134,285
Analogic Corp.	3,000	247,800
AngioDynamics, Inc. (I)	6,399	77,684
Anika Therapeutics, Inc. (I)	3,631	138,559
Antares Pharma, Inc. (I)(L)	41,934	50,740
AtriCure, Inc. (I)	7,173	160,962
Atrion Corp.	350	133,420
Cantel Medical Corp.	8,438	524,337
Cardiovascular Systems, Inc. (I)	7,873	119,040
Cerus Corp. (I)(L)	24,686	156,016
CONMED Corp.	6,769	298,174
CryoLife, Inc.	7,405	79,826
Cutera, Inc. (I)	4,058	51,902
Cynosure, Inc., Class A (I)	5,473	244,479
Endologix, Inc. (I)	16,764	165,964
Exactech, Inc. (I)	2,952	53,579
GenMark Diagnostics, Inc. (I)	10,867	84,328
Globus Medical, Inc., Class A (I)	16,761	466,291
Greatbatch, Inc. (I)	6,173	324,083
Haemonetics Corp. (I)	12,610	406,546
Halyard Health, Inc. (I)	11,355	379,371
HeartWare International, Inc. (I)	4,257	214,553
ICU Medical, Inc. (I)	3,446	388,640
Inogen, Inc. (I)	3,888	155,870
Insulet Corp. (I)	14,019	530,058
Integra LifeSciences Holdings Corp. (I)	6,918	468,902
Invacare Corp.	8,092	140,720
InVivo Therapeutics Holdings Corp. (I)(L)	7,100	51,120

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
K2M Group Holdings, Inc. (I)	4,327	$85,415
LDR Holding Corp. (I)	6,255	157,063
LivaNova PLC (I)	6,360	377,593
Masimo Corp. (I)	10,699	444,115
Meridian Bioscience, Inc.	10,240	210,125
Merit Medical Systems, Inc. (I)	10,857	201,832
Natus Medical, Inc. (I)	8,029	385,793
Neogen Corp. (I)	9,123	515,632
Nevro Corp. (I)	4,085	275,778
NuVasive, Inc. (I)	11,810	639,039
NxStage Medical, Inc. (I)	15,533	340,328
OraSure Technologies, Inc. (I)	15,237	98,126
Orthofix International NV (I)	4,709	184,640
Oxford Immunotec Global PLC (I)	5,756	66,194
Quidel Corp. (I)	7,085	150,202
Rockwell Medical, Inc. (I)(L)	12,514	128,143
RTI Surgical, Inc. (I)	14,621	58,045
SeaSpine Holdings Corp. (I)	2,447	42,039
Sientra, Inc. (I)	1,866	11,047
Spectranetics Corp. (I)	10,558	159,003
STAAR Surgical Company (I)	10,270	73,328
STERIS PLC	14,462	1,089,567
SurModics, Inc. (I)	3,507	71,087
Tandem Diabetes Care, Inc. (I)(L)	4,773	56,369
Unilife Corp. (I)(L)	33,639	16,655
Utah Medical Products, Inc.	1,116	65,331
Vascular Solutions, Inc. (I)	4,290	147,533
West Pharmaceutical Services, Inc.	17,487	1,053,067
Wright Medical Group NV (I)	22,196	536,699
Zeltiq Aesthetics, Inc. (I)	7,886	224,988
		15,341,874
Health care providers and services - 2.6%
AAC Holdings, Inc. (I)(L)	2,109	40,198
Aceto Corp.	7,241	195,362
Addus HomeCare Corp. (I)	1,777	41,369
Adeptus Health, Inc., Class A (I)(L)	1,519	82,816
Air Methods Corp. (I)	9,676	405,715
Almost Family, Inc. (I)	1,826	69,808
Amedisys, Inc. (I)	6,923	272,212
AMN Healthcare Services, Inc. (I)	11,664	362,167
Amsurg Corp. (I)	11,845	900,220
BioScrip, Inc. (I)(L)	18,067	31,617
BioTelemetry, Inc. (I)	7,380	86,198
Capital Senior Living Corp. (I)	7,414	154,656
Chemed Corp.	4,147	621,221
Civitas Solutions, Inc. (I)	2,913	83,865
CorVel Corp. (I)	2,306	101,280
Cross Country Healthcare, Inc. (I)	8,275	135,627
Diplomat Pharmacy, Inc. (I)(L)	8,916	305,106
ExamWorks Group, Inc. (I)	10,239	272,357
Five Star Quality Care, Inc. (I)	12,622	40,138
Genesis Healthcare, Inc. (I)	9,472	32,868
Hanger, Inc. (I)	8,710	143,280
HealthEquity, Inc. (I)	8,957	224,552
HealthSouth Corp.	22,227	773,722
Healthways, Inc. (I)	7,848	101,004
Kindred Healthcare, Inc.	20,471	243,810
Landauer, Inc.	2,398	78,942
LHC Group, Inc. (I)	3,227	146,151
Magellan Health, Inc. (I)	6,709	413,677
Molina Healthcare, Inc. (I)	9,596	577,007
National HealthCare Corp.	2,318	143,021
Nobilis Health Corp. (I)	8,443	23,809
118

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health care providers and services (continued)
Owens & Minor, Inc.	15,130	$544,377
PharMerica Corp. (I)	7,430	260,050
RadNet, Inc. (I)	8,995	55,589
Select Medical Holdings Corp.	25,721	306,337
Surgical Care Affiliates, Inc. (I)	5,252	209,082
Team Health Holdings, Inc. (I)	17,594	772,201
The Ensign Group, Inc.	12,422	281,110
The Providence Service Corp. (I)	3,389	159,012
Triple-S Management Corp., Class B (I)	5,972	142,791
Universal American Corp.	12,696	88,872
US Physical Therapy, Inc.	3,106	166,730
WellCare Health Plans, Inc. (I)	10,762	841,696
		10,931,622
Health care technology - 0.6%
Castlight Health, Inc., B Shares (I)	9,228	39,404
Computer Programs & Systems, Inc. (L)	2,804	139,499
HealthStream, Inc. (I)	6,338	139,436
HMS Holdings Corp. (I)	22,083	272,504
Imprivata, Inc. (I)	2,411	27,244
MedAssets, Inc. (I)	14,928	461,872
Medidata Solutions, Inc. (I)	13,572	668,964
Omnicell, Inc. (I)	8,853	275,151
Press Ganey Holdings, Inc. (I)	2,579	81,367
Quality Systems, Inc.	12,354	199,146
Vocera Communications, Inc. (I)	7,010	85,522
		2,390,109
Life sciences tools and services - 0.7%
Accelerate Diagnostics, Inc. (I)	5,508	118,367
Affymetrix, Inc. (I)	19,075	192,467
Albany Molecular Research, Inc. (I)(L)	6,173	122,534
Cambrex Corp. (I)	7,658	360,615
Fluidigm Corp. (I)	7,431	80,329
Harvard Bioscience, Inc. (I)	10,388	36,046
INC Research Holdings, Inc., Class A (I)	3,250	157,658
Luminex Corp. (I)	10,585	226,413
NanoString Technologies, Inc. (I)	3,596	52,897
NeoGenomics, Inc. (I)	14,592	114,839
Pacific Biosciences of California, Inc. (I)(L)	16,609	218,076
PAREXEL International Corp. (I)	13,463	917,100
PRA Health Sciences, Inc. (I)	4,927	223,045
Sequenom, Inc. (I)(L)	31,277	51,294
		2,871,680
Pharmaceuticals - 2.0%
Aerie Pharmaceuticals, Inc. (I)(L)	5,172	125,938
Amphastar Pharmaceuticals, Inc. (I)	8,052	114,580
ANI Pharmaceuticals, Inc. (I)(L)	1,986	89,618
Aratana Therapeutics, Inc. (I)	7,356	41,046
Assembly Biosciences, Inc. (I)	3,916	29,409
BioDelivery Sciences International, Inc. (I)(L)	12,070	57,815
Catalent, Inc. (I)	20,394	510,462
Cempra, Inc. (I)(L)	7,871	245,024
Chelsea Therapeutics International, Ltd. (I)	21,039	1,683
Corcept Therapeutics, Inc. (I)	15,379	76,587
Depomed, Inc. (I)(L)	14,726	266,982
Dermira, Inc. (I)	3,952	136,779
Durect Corp. (I)	28,981	64,048
Endocyte, Inc. (I)(L)	10,576	42,410
Foamix Pharmaceuticals, Ltd. (I)	5,826	47,249
Heska Corp. (I)	1,502	58,097
Impax Laboratories, Inc. (I)	17,555	750,652
Intersect ENT, Inc. (I)	4,143	93,218

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Intra-Cellular Therapies, Inc. (I)	5,427	$291,918
Lannett Company, Inc. (I)(L)	6,497	260,660
Nektar Therapeutics (I)	32,528	548,097
Ocular Therapeutix, Inc. (I)	3,863	36,196
Omeros Corp. (I)(L)	9,491	149,293
Pacira Pharmaceuticals, Inc. (I)	8,959	687,962
Paratek Pharmaceuticals, Inc. (I)	3,188	60,476
Pernix Therapeutics Holdings, Inc. (I)(L)	11,104	32,757
Phibro Animal Health Corp., Class A	4,387	132,180
POZEN, Inc. (I)	7,367	50,317
Prestige Brands Holdings, Inc. (I)	12,816	659,768
Relypsa, Inc. (I)(L)	8,098	229,497
Revance Therapeutics, Inc. (I)(L)	3,965	135,444
Sagent Pharmaceuticals, Inc. (I)	5,577	88,730
SciClone Pharmaceuticals, Inc. (I)	12,853	118,248
Sucampo Pharmaceuticals, Inc., Class A (I)	6,095	105,383
Supernus Pharmaceuticals, Inc. (I)	8,536	114,724
Teligent, Inc. (I)(L)	10,357	92,177
Tetraphase Pharmaceuticals, Inc. (I)	9,013	90,400
The Medicines Company (I)	16,243	606,514
TherapeuticsMD, Inc. (I)	31,513	326,790
Theravance Biopharma, Inc. (I)(L)	6,510	106,699
Theravance, Inc. (L)	21,210	223,553
VIVUS, Inc. (I)(L)	30,227	30,832
XenoPort, Inc. (I)	15,380	84,436
Zogenix, Inc. (I)	6,179	91,078
		8,105,726
		66,103,941
Industrials - 12.1%
Aerospace and defense - 1.5%
AAR Corp.	8,523	224,070
Aerojet Rocketdyne Holdings, Inc. (I)	15,217	238,298
Aerovironment, Inc. (I)	4,945	145,729
American Science & Engineering, Inc.	1,883	77,919
Astronics Corp. (I)	4,676	190,360
Astronics Corp., Class B (I)	701	28,496
Cubic Corp.	5,171	244,330
Curtiss-Wright Corp.	11,395	780,558
DigitalGlobe, Inc. (I)	17,702	277,213
Ducommun, Inc. (I)	2,937	47,638
Engility Holdings, Inc.	4,418	143,497
Esterline Technologies Corp. (I)	7,534	610,254
HEICO Corp.	4,735	257,395
HEICO Corp., Class A	11,179	550,007
KLX, Inc. (I)	12,834	395,159
Kratos Defense &
Security Solutions, Inc. (I)(L)	12,979	53,214
Moog, Inc., Class A (I)	9,371	567,883
National Presto Industries, Inc. (L)	1,172	97,112
Sparton Corp. (I)	2,570	51,374
TASER International, Inc. (I)(L)	13,029	225,271
Teledyne Technologies, Inc. (I)	8,509	754,748
The KEYW Holding Corp. (I)(L)	8,572	51,603
Vectrus, Inc. (I)	2,731	57,051
		6,069,179
Air freight and logistics - 0.5%
Air Transport Services Group, Inc. (I)	13,510	136,181
Atlas Air Worldwide Holdings, Inc. (I)	6,122	253,083
Echo Global Logistics, Inc. (I)	7,334	149,540
Forward Air Corp.	7,673	330,016
Hub Group, Inc., Class A (I)	8,938	294,507
119

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Air freight and logistics (continued)
Park-Ohio Holdings Corp.	2,230	$82,019
Radiant Logistics, Inc. (I)	8,581	29,433
UTi Worldwide, Inc. (I)	23,222	163,251
XPO Logistics, Inc. (I)(L)	17,578	479,001
		1,917,031
Airlines - 0.4%
Allegiant Travel Company	3,252	545,783
Hawaiian Holdings, Inc. (I)	11,632	410,959
Republic Airways Holdings, Inc. (I)	13,755	54,057
SkyWest, Inc.	12,803	243,513
Virgin America, Inc. (I)(L)	6,122	220,453
		1,474,765
Building products - 0.9%
AAON, Inc.	10,222	237,355
Advanced Drainage Systems, Inc.	8,217	197,455
American Woodmark Corp. (I)	3,144	251,457
Apogee Enterprises, Inc.	7,175	312,184
Builders FirstSource, Inc. (I)	12,605	139,663
Continental Building Products, Inc. (I)	7,813	136,415
Gibraltar Industries, Inc. (I)	7,882	200,518
Griffon Corp.	8,436	150,161
Insteel Industries, Inc.	5,079	106,253
Masonite International Corp. (I)	7,323	448,387
NCI Building Systems, Inc. (I)	7,029	87,230
Nortek, Inc. (I)	2,366	103,205
Patrick Industries, Inc. (I)	3,155	137,243
PGT, Inc. (I)	11,930	135,883
Ply Gem Holdings, Inc. (I)	5,315	66,650
Quanex Building Products Corp.	8,437	175,911
Simpson Manufacturing Company, Inc.	10,372	354,204
Trex Company, Inc. (I)	7,917	301,163
Universal Forest Products, Inc.	4,941	337,816
		3,879,153
Commercial services and supplies - 2.1%
ABM Industries, Inc.	13,731	390,922
ACCO Brands Corp. (I)	27,068	192,995
ARC Document Solutions, Inc. (I)	10,924	48,284
Brady Corp., Class A	11,700	268,866
Casella Waste Systems, Inc., Class A (I)	11,065	66,169
CECO Environmental Corp.	7,856	60,334
Civeo Corp. (I)(L)	28,856	40,976
Deluxe Corp.	12,101	659,989
Ennis, Inc.	6,637	127,762
Essendant, Inc.	9,352	304,034
G&K Services, Inc., Class A	4,867	306,134
Healthcare Services Group, Inc.	17,490	609,876
Heritage-Crystal Clean, Inc. (I)	3,518	37,291
Herman Miller, Inc.	14,671	421,058
HNI Corp.	10,869	391,936
InnerWorkings, Inc. (I)	10,341	77,558
Interface, Inc.	16,176	309,609
Kimball International, Inc., Class B	8,702	85,019
Knoll, Inc.	11,952	224,698
Matthews International Corp., Class A	8,107	433,319
McGrath RentCorp	6,605	166,380
Mobile Mini, Inc.	11,362	353,699
MSA Safety, Inc.	7,202	313,071
Multi-Color Corp.	3,174	189,837
Quad/Graphics, Inc.	7,525	69,983
SP Plus Corp. (I)	4,396	105,064
Steelcase, Inc., Class A	20,259	301,859

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Team, Inc. (I)	5,142	$164,338
Tetra Tech, Inc.	14,619	380,386
The Brink’s Company	11,939	344,560
TRC Companies, Inc. (I)	4,576	42,328
UniFirst Corp.	3,619	377,100
US Ecology, Inc.	5,302	193,205
Viad Corp.	5,024	141,828
West Corp.	12,665	273,184
		8,473,651
Construction and engineering - 0.8%
Aegion Corp. (I)	9,179	177,246
Argan, Inc.	3,228	104,587
Comfort Systems USA, Inc.	9,119	259,162
Dycom Industries, Inc. (I)	8,334	583,047
EMCOR Group, Inc.	15,199	730,160
Furmanite Corp. (I)	10,468	69,717
Granite Construction, Inc.	9,629	413,180
Great Lakes Dredge & Dock Corp. (I)	16,475	65,241
HC2 Holdings, Inc. (I)	5,316	28,122
MasTec, Inc. (I)	16,429	285,536
MYR Group, Inc. (I)	5,264	108,491
Northwest Pipe Company (I)	3,064	34,286
Orion Marine Group, Inc. (I)	8,013	33,414
Primoris Services Corp.	9,806	216,026
Tutor Perini Corp. (I)	9,257	154,962
		3,263,177
Electrical equipment - 0.7%
AZZ, Inc.	6,305	350,369
Encore Wire Corp.	5,245	194,537
EnerSys	10,847	606,673
Enphase Energy, Inc. (I)(L)	7,776	27,294
Franklin Electric Company, Inc.	11,795	318,819
FuelCell Energy, Inc. (I)(L)	5,678	28,163
Generac Holdings, Inc. (I)(L)	16,893	502,905
General Cable Corp.	12,217	164,074
LSI Industries, Inc.	6,472	78,894
Plug Power, Inc. (I)(L)	45,145	95,256
Powell Industries, Inc.	2,614	68,042
Power Solutions International, Inc. (I)(L)	1,342	24,492
PowerSecure International, Inc. (I)	5,893	88,690
Thermon Group Holdings, Inc. (I)	8,078	136,680
Vicor Corp. (I)	4,121	37,584
		2,722,472
Industrial conglomerates - 0.0%
Raven Industries, Inc.	9,548	148,949
Machinery - 2.6%
Actuant Corp., Class A	14,587	349,505
Alamo Group, Inc.	2,442	127,228
Albany International Corp., Class A	7,056	257,897
Altra Industrial Motion Corp.	6,695	167,911
American Railcar Industries, Inc. (L)	2,362	109,313
Astec Industries, Inc.	4,717	191,982
Barnes Group, Inc.	13,311	471,076
Blount International, Inc. (I)	12,763	125,205
Briggs & Stratton Corp.	10,637	184,020
Chart Industries, Inc. (I)	7,658	137,538
CIRCOR International, Inc.	4,218	177,789
CLARCOR, Inc.	12,178	605,003
Columbus McKinnon Corp.	5,334	100,813
Commercial Vehicle Group, Inc. (I)	8,929	24,644
Douglas Dynamics, Inc.	5,660	119,256
120

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
EnPro Industries, Inc.	5,673	$248,704
ESCO Technologies, Inc.	6,268	226,526
Federal Signal Corp.	15,353	243,345
FreightCar America, Inc.	3,227	62,701
Global Brass & Copper Holdings, Inc.	5,434	115,744
Graham Corp.	3,136	52,748
Harsco Corp.	19,979	157,435
Hillenbrand, Inc.	15,499	459,235
Hurco Companies, Inc.	1,996	53,014
Hyster-Yale Materials Handling, Inc.	2,303	120,792
John Bean Technologies Corp.	7,173	357,431
Kadant, Inc.	2,777	112,774
LB Foster Company, Class A	2,987	40,802
Lindsay Corp. (L)	2,846	206,050
Lydall, Inc. (I)	4,284	151,996
Meritor, Inc. (I)	23,768	198,463
Miller Industries, Inc.	3,224	70,219
Mueller Industries, Inc.	13,853	375,416
Mueller Water Products, Inc., Class A	39,504	339,734
Navistar International Corp. (I)(L)	12,651	111,835
NN, Inc.	6,743	107,483
Proto Labs, Inc. (I)	5,663	360,676
RBC Bearings, Inc. (I)	5,770	372,684
Rexnord Corp. (I)	24,981	452,656
Standex International Corp.	3,084	256,435
Sun Hydraulics Corp.	5,703	180,956
Tennant Company	4,496	252,945
The Gorman-Rupp Company	4,918	131,458
The Greenbrier Companies, Inc. (L)	6,445	210,236
Titan International, Inc.	11,370	44,798
TriMas Corp. (I)	11,421	213,002
Wabash National Corp. (I)	16,653	197,005
Watts Water Technologies, Inc., Class A	6,887	342,077
Woodward, Inc.	15,942	791,680
Xerium Technologies, Inc. (I)	3,013	35,704
		10,803,939
Marine - 0.1%
Golden Ocean Group, Ltd. (I)(L)	18,651	19,957
Matson, Inc.	10,633	453,285
Navios Maritime Holdings, Inc. (L)	21,886	38,301
Scorpio Bulkers, Inc. (I)	7,126	70,478
		582,021
Professional services - 1.4%
Acacia Research Corp.	13,114	56,259
Barrett Business Services, Inc.	1,813	78,938
CBIZ, Inc. (I)	12,426	122,520
CDI Corp.	4,074	27,540
CEB, Inc.	8,209	503,951
CRA International, Inc. (I)	2,516	46,923
Exponent, Inc.	6,313	315,334
Franklin Covey Company (I)	3,443	57,636
FTI Consulting, Inc. (I)	10,142	351,522
GP Strategies Corp. (I)	3,303	82,938
Heidrick & Struggles International, Inc.	4,693	127,743
Hill International, Inc. (I)	10,229	39,689
Huron Consulting Group, Inc. (I)	5,654	335,848
ICF International, Inc. (I)	4,863	172,928
Insperity, Inc.	4,757	229,050
Kelly Services, Inc., Class A	7,653	123,596
Kforce, Inc.	6,106	154,360
Korn/Ferry International	12,402	411,498
Mistras Group, Inc. (I)	4,596	87,738

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
Navigant Consulting, Inc. (I)	11,878	$190,761
On Assignment, Inc. (I)	12,731	572,258
Pendrell Corp. (I)	41,472	20,782
Resources Connection, Inc.	9,489	155,050
RPX Corp. (I)	13,555	149,105
The Advisory Board Company (I)	10,410	516,440
TriNet Group, Inc. (I)	10,266	198,647
TrueBlue, Inc. (I)	10,318	265,792
VSE Corp.	1,113	69,206
WageWorks, Inc. (I)	8,796	399,075
		5,863,127
Road and rail - 0.5%
ArcBest Corp.	6,519	139,441
Celadon Group, Inc.	6,849	67,737
Covenant Transportation
Group, Inc., Class A (I)	3,080	58,181
Heartland Express, Inc.	12,444	211,797
Knight Transportation, Inc.	15,120	366,358
Marten Transport, Ltd.	6,166	109,138
Roadrunner Transportation Systems, Inc. (I)	7,191	67,811
Saia, Inc. (I)	6,300	140,175
Swift Transportation Company (I)	21,598	298,484
Universal Truckload Services, Inc.	2,484	34,875
USA Truck, Inc. (I)	2,684	46,836
Werner Enterprises, Inc.	10,805	252,729
YRC Worldwide, Inc. (I)	8,189	116,120
		1,909,682
Trading companies and distributors - 0.6%
Aircastle, Ltd.	15,188	317,277
Applied Industrial Technologies, Inc.	9,830	398,017
Beacon Roofing Supply, Inc. (I)	12,176	501,408
BMC Stock Holdings, Inc. (I)	3,772	63,181
CAI International, Inc. (I)	4,675	47,124
DXP Enterprises, Inc. (I)	3,303	75,308
H&E Equipment Services, Inc.	7,840	137,043
Kaman Corp.	6,444	262,980
MRC Global, Inc. (I)	25,206	325,157
Rush Enterprises, Inc., Class A (I)	8,790	192,413
TAL International Group, Inc. (I)	8,349	132,749
Textainer Group Holdings, Ltd. (L)	5,484	77,379
Titan Machinery, Inc. (I)(L)	4,849	53,000
Veritiv Corp. (I)	2,099	76,026
		2,659,062
Transportation infrastructure - 0.0%
Wesco Aircraft Holdings, Inc. (I)	15,328	183,476
		49,949,684
Information technology - 17.9%
Communications equipment - 1.6%
ADTRAN, Inc.	12,730	219,211
Aerohive Networks, Inc. (I)(L)	6,483	33,128
Alliance Fiber Optic Products, Inc. (I)	3,848	58,336
Applied Optoelectronics, Inc. (I)(L)	4,279	73,428
Bel Fuse, Inc., Class B	2,890	49,968
Black Box Corp.	4,151	39,559
CalAmp Corp. (I)	8,927	177,915
Calix, Inc. (I)	11,190	88,065
Ciena Corp. (I)	30,175	624,321
Clearfield, Inc. (I)	3,012	40,391
Comtech Telecommunications Corp.	4,096	82,289
Digi International, Inc. (I)	6,739	76,690
121

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
Extreme Networks, Inc. (I)	25,715	$104,917
Finisar Corp. (I)	25,526	371,148
Harmonic, Inc. (I)	22,541	91,742
Infinera Corp. (I)	32,621	591,093
InterDigital, Inc.	8,794	431,258
Ixia (I)	14,931	185,592
KVH Industries, Inc. (I)	4,664	43,935
NETGEAR, Inc. (I)	8,112	339,974
NetScout Systems, Inc. (I)	22,508	690,996
Oclaro, Inc. (I)(L)	25,930	90,236
Plantronics, Inc.	9,092	431,143
Polycom, Inc. (I)	33,161	417,497
Ruckus Wireless, Inc. (I)	18,520	198,349
ShoreTel, Inc. (I)	16,701	147,804
Sonus Networks, Inc. (I)	12,393	88,362
Ubiquiti Networks, Inc. (I)(L)	7,522	238,372
ViaSat, Inc. (I)	10,448	637,432
		6,663,151
Electronic equipment, instruments and components - 2.7%
Anixter International, Inc. (I)	6,914	417,536
AVX Corp.	10,898	132,302
Badger Meter, Inc.	3,537	207,233
Belden, Inc.	10,462	498,828
Benchmark Electronics, Inc. (I)	12,472	257,796
Checkpoint Systems, Inc.	10,457	65,565
Coherent, Inc. (I)	5,828	379,461
Control4 Corp. (I)(L)	5,893	42,842
CTS Corp.	8,064	142,249
Daktronics, Inc.	10,043	87,575
DTS, Inc. (I)	4,420	99,804
Electro Rent Corp.	5,091	46,837
ePlus, Inc. (I)	1,356	126,461
Fabrinet (I)	8,463	201,589
FARO Technologies, Inc. (I)	4,323	127,615
FEI Company	10,137	808,831
GSI Group, Inc. (I)	8,553	116,492
II-VI, Inc. (I)	12,796	237,494
Insight Enterprises, Inc. (I)	9,530	239,394
InvenSense, Inc. (I)	19,293	197,367
Itron, Inc. (I)	9,578	346,532
Kimball Electronics, Inc. (I)	7,231	79,469
Knowles Corp. (I)(L)	21,505	286,662
Littelfuse, Inc.	5,494	587,913
Mercury Systems, Inc. (I)	8,444	155,032
Mesa Laboratories, Inc.	788	78,406
Methode Electronics, Inc.	9,423	299,934
MTS Systems Corp.	3,636	230,559
Multi-Fineline Electronix, Inc. (I)	2,317	47,916
Newport Corp. (I)	9,880	156,796
OSI Systems, Inc. (I)	4,765	422,465
Park Electrochemical Corp.	5,181	78,026
PC Connection, Inc.	2,689	60,879
Plexus Corp. (I)	8,150	284,598
RealD, Inc. (I)	10,432	110,058
Rofin-Sinar Technologies, Inc. (I)	6,940	185,853
Rogers Corp. (I)	4,512	232,684
Sanmina Corp. (I)	20,245	416,642
ScanSource, Inc. (I)	6,961	224,283
SYNNEX Corp.	6,971	626,902
Tech Data Corp. (I)	8,907	591,247
TTM Technologies, Inc. (I)	14,766	96,127
Universal Display Corp. (I)	9,869	537,268
Vishay Intertechnology, Inc.	32,956	397,120

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Vishay Precision Group, Inc. (I)	3,495	$39,563
		11,006,205
Internet software and services - 2.4%
Actua Corp. (I)	10,179	116,550
Angie’s List, Inc. (I)(L)	11,687	109,273
Bankrate, Inc. (I)	16,594	220,700
Bazaarvoice, Inc. (I)	15,886	69,581
Benefitfocus, Inc. (I)(L)	2,060	74,963
Blucora, Inc. (I)	10,148	99,450
Box, Inc., Class A (I)(L)	3,657	51,052
Brightcove, Inc. (I)	8,836	54,783
Carbonite, Inc. (I)	4,992	48,922
ChannelAdvisor Corp. (I)	5,522	76,480
Cimpress NV (I)(L)	8,015	650,337
comScore, Inc. (I)	8,469	348,499
Constant Contact, Inc. (I)	7,931	231,902
Cornerstone OnDemand, Inc. (I)	13,275	458,386
Cvent, Inc. (I)	5,797	202,373
Demandware, Inc. (I)	8,203	442,716
DHI Group, Inc. (I)	11,731	107,573
EarthLink Holdings Corp.	25,394	188,677
Endurance International
Group Holdings, Inc. (I)(L)	14,463	158,081
Envestnet, Inc. (I)	9,634	287,575
Everyday Health, Inc. (I)	5,821	35,042
Gogo, Inc. (I)(L)	13,990	249,022
GrubHub, Inc. (I)(L)	18,497	447,627
GTT Communications, Inc. (I)	6,116	104,339
Hortonworks, Inc. (I)(L)	1,921	42,070
Internap Corp. (I)	14,339	91,770
IntraLinks Holdings, Inc. (I)	10,262	93,076
j2 Global, Inc.	11,786	970,224
Limelight Networks, Inc. (I)	15,743	22,985
Liquidity Services, Inc. (I)	6,686	43,459
LivePerson, Inc. (I)	14,520	98,010
LogMeIn, Inc. (I)	6,054	406,223
Marketo, Inc. (I)	8,643	248,141
Monster Worldwide, Inc. (I)	22,524	129,063
New Relic, Inc. (I)	1,586	57,778
NIC, Inc.	16,087	316,592
OPOWER, Inc. (I)(L)	6,898	72,843
Q2 Holdings, Inc. (I)	4,881	128,712
QuinStreet, Inc. (I)	9,871	42,347
Quotient Technology, Inc. (I)(L)	15,301	104,353
Reis, Inc.	2,589	61,437
RetailMeNot, Inc. (I)	9,784	97,057
Rocket Fuel, Inc. (I)(L)	7,566	26,405
SciQuest, Inc. (I)	7,340	95,200
Shutterstock, Inc. (I)(L)	4,909	158,757
SPS Commerce, Inc. (I)	4,094	287,440
Stamps.com, Inc. (I)	3,485	381,991
TechTarget, Inc. (I)	5,503	44,189
Textura Corp. (I)(L)	4,953	106,886
TrueCar, Inc. (I)(L)	12,672	120,891
United Online, Inc. (I)	3,813	44,955
Web.com Group, Inc. (I)	10,803	216,168
WebMD Health Corp. (I)(L)	9,290	448,707
Wix.com, Ltd. (I)	4,756	108,199
XO Group, Inc. (I)	6,794	109,112
		10,008,943
122

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services - 2.6%
Acxiom Corp. (I)	19,227	$402,229
Blackhawk Network Holdings, Inc. (I)	13,326	589,142
CACI International, Inc., Class A (I)	5,841	541,928
Cardtronics, Inc. (I)	11,023	370,924
Cass Information Systems, Inc.	2,891	148,771
Ciber, Inc. (I)	20,449	71,776
Convergys Corp.	24,071	599,127
CSG Systems International, Inc.	7,940	285,681
Datalink Corp. (I)	5,746	39,073
EPAM Systems, Inc. (I)	11,926	937,622
Euronet Worldwide, Inc. (I)	12,694	919,426
Everi Holdings, Inc. (I)	16,861	74,020
EVERTEC, Inc.	16,116	269,782
ExlService Holdings, Inc. (I)	8,149	366,135
Forrester Research, Inc.	2,668	75,985
Heartland Payment Systems, Inc.	8,922	845,984
Lionbridge Technologies, Inc. (I)	16,961	83,279
Luxoft Holding, Inc. (I)	4,462	344,154
ManTech International Corp., Class A	5,973	180,624
MAXIMUS, Inc.	16,069	903,881
MoneyGram International, Inc. (I)	7,623	47,796
NeuStar, Inc., Class A (I)(L)	13,513	323,907
Perficient, Inc. (I)	8,888	152,163
PFSweb, Inc. (I)	3,320	42,728
Science Applications International Corp.	11,202	512,828
ServiceSource International, Inc. (I)	15,269	70,390
Sykes Enterprises, Inc. (I)	9,468	291,425
Syntel, Inc. (I)	7,646	345,982
TeleTech Holdings, Inc.	3,985	111,221
The Hackett Group, Inc.	6,401	102,864
Travelport Worldwide, Ltd.	25,776	332,510
Unisys Corp. (I)	12,494	138,059
Virtusa Corp. (I)	7,290	301,369
		10,822,785
Semiconductors and semiconductor equipment - 3.4%
Advanced Energy Industries, Inc. (I)	9,968	281,397
Advanced Micro Devices, Inc. (I)(L)	157,007	450,610
Alpha & Omega Semiconductor, Ltd. (I)	6,001	55,149
Ambarella, Inc. (I)(L)	7,643	426,021
Amkor Technology, Inc. (I)	24,588	149,495
Applied Micro Circuits Corp. (I)	20,719	131,980
Axcelis Technologies, Inc. (I)	28,897	74,843
Brooks Automation, Inc.	16,595	177,235
Cabot Microelectronics Corp. (I)	5,902	258,390
Cascade Microtech, Inc. (I)	3,799	61,734
Cavium, Inc. (I)	13,459	884,391
CEVA, Inc. (I)	5,267	123,037
Cirrus Logic, Inc. (I)	15,417	455,264
Cohu, Inc.	6,697	80,833
Diodes, Inc. (I)	9,140	210,037
DSP Group, Inc. (I)	6,005	56,687
Entegris, Inc. (I)	34,297	455,121
Exar Corp. (I)	10,396	63,727
Fairchild Semiconductor International, Inc. (I)	28,508	590,401
FormFactor, Inc. (I)	14,628	131,652
Inphi Corp. (I)	9,321	251,853
Integrated Device Technology, Inc. (I)	36,147	952,473
Intersil Corp., Class A	32,246	411,459
IXYS Corp.	6,123	77,333
Kopin Corp. (I)	18,741	50,976
Lattice Semiconductor Corp. (I)	29,291	189,513
M/A-COM Technology
Solutions Holdings, Inc. (I)	5,766	235,772

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Mattson Technology, Inc. (I)	19,317	$68,189
MaxLinear, Inc., Class A (I)	12,748	187,778
Microsemi Corp. (I)	23,216	756,609
MKS Instruments, Inc.	13,003	468,108
Monolithic Power Systems, Inc.	9,630	613,527
Nanometrics, Inc. (I)	6,280	95,079
NeoPhotonics Corp. (I)	7,077	76,856
NVE Corp.	1,275	71,630
OmniVision Technologies, Inc. (I)	14,143	410,430
PDF Solutions, Inc. (I)	7,066	76,595
Photronics, Inc. (I)	16,339	203,421
PMC-Sierra, Inc. (I)	42,807	497,417
Power Integrations, Inc.	7,213	350,768
Rambus, Inc. (I)	28,318	328,206
Rudolph Technologies, Inc. (I)	7,867	111,869
Semtech Corp. (I)	16,274	307,904
Sigma Designs, Inc. (I)	8,847	55,913
Silicon Laboratories, Inc. (I)	10,395	504,573
Synaptics, Inc. (I)	9,009	723,783
Tessera Technologies, Inc.	12,780	383,528
Ultra Clean Holdings, Inc. (I)	8,349	42,747
Ultratech, Inc. (I)	6,991	138,562
Veeco Instruments, Inc. (I)	10,012	205,847
Xcerra Corp. (I)	13,885	84,004
		14,050,726
Software - 4.6%
A10 Networks, Inc. (I)	8,695	57,039
ACI Worldwide, Inc. (I)	28,657	613,260
American Software, Inc., Class A	7,018	71,443
Aspen Technology, Inc. (I)	20,871	788,089
AVG Technologies NV (I)	9,963	199,758
Barracuda Networks, Inc. (I)	1,995	37,267
Blackbaud, Inc.	11,491	756,797
Bottomline Technologies, Inc. (I)	10,059	299,054
BroadSoft, Inc. (I)	7,176	253,743
Callidus Software, Inc. (I)	13,702	254,446
CommVault Systems, Inc. (I)	11,139	438,320
Digimarc Corp. (I)(L)	1,992	72,728
Ebix, Inc.	6,574	215,561
Ellie Mae, Inc. (I)	7,173	432,030
EnerNOC, Inc. (I)	7,225	27,816
Epiq Systems, Inc.	8,326	108,821
Fair Isaac Corp.	7,553	711,342
Fleetmatics Group PLC (I)(L)	9,309	472,804
Gigamon, Inc. (I)	6,764	179,719
Globant SA (I)(L)	3,675	137,849
Glu Mobile, Inc. (I)	30,088	73,114
Guidewire Software, Inc. (I)	17,203	1,034,932
HubSpot, Inc. (I)	4,661	262,461
Imperva, Inc. (I)	6,524	413,034
Infoblox, Inc. (I)	13,981	257,111
Interactive Intelligence Group, Inc. (I)	4,402	138,311
Jive Software, Inc. (I)	12,538	51,155
Manhattan Associates, Inc. (I)	18,019	1,192,317
Mentor Graphics Corp.	24,314	447,864
MicroStrategy, Inc., Class A (I)	2,274	407,705
MobileIron, Inc. (I)(L)	11,471	41,410
Model N, Inc. (I)	6,026	67,250
Monotype Imaging Holdings, Inc.	9,878	233,516
Paycom Software, Inc. (I)	7,762	292,084
Paylocity Holding Corp. (I)	3,898	158,064
Pegasystems, Inc.	8,865	243,788
Progress Software Corp. (I)	12,321	295,704
123

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Proofpoint, Inc. (I)	9,689	$629,882
PROS Holdings, Inc. (I)	6,017	138,632
QAD, Inc., Class A	2,692	55,240
Qlik Technologies, Inc. (I)	22,389	708,836
Qualys, Inc. (I)	6,146	203,371
RealPage, Inc. (I)	13,138	294,948
RingCentral, Inc., Class A (I)	13,328	314,274
Rovi Corp. (I)	21,798	363,155
Sapiens International Corp. NV	6,265	63,903
Seachange International, Inc. (I)	8,633	58,186
Silver Spring Networks, Inc. (I)	9,265	133,509
Synchronoss Technologies, Inc. (I)	9,549	336,411
Take-Two Interactive Software, Inc. (I)	20,634	718,889
Tangoe, Inc. (I)	10,073	84,512
TeleCommunication Systems, Inc., Class A (I)	13,445	66,822
Telenav, Inc. (I)	7,691	43,762
The Rubicon Project, Inc. (I)	6,472	106,464
TiVo, Inc. (I)	24,153	208,440
TubeMogul, Inc. (I)	4,184	56,902
Tyler Technologies, Inc. (I)	8,208	1,430,819
Varonis Systems, Inc. (I)	2,477	46,568
VASCO Data Security International, Inc. (I)(L)	7,247	121,242
Verint Systems, Inc. (I)	14,959	606,737
VirnetX Holding Corp. (I)(L)	12,791	32,873
Xura, Inc. (I)	5,802	142,613
Zendesk, Inc. (I)	13,355	353,106
Zix Corp. (I)	15,459	78,532
		19,136,334
Technology hardware, storage and peripherals - 0.6%
Avid Technology, Inc. (I)	7,905	57,627
Cray, Inc. (I)	10,169	329,984
Diebold, Inc.	15,814	475,843
Eastman Kodak Company (I)	4,936	61,897
Electronics For Imaging, Inc. (I)	11,451	535,220
Immersion Corp. (I)	7,191	83,847
Nimble Storage, Inc. (I)	12,548	115,442
QLogic Corp. (I)	21,477	262,019
Quantum Corp. (I)	54,380	50,573
Silicon Graphics International Corp. (I)	9,475	55,903
Stratasys, Ltd. (I)(L)	12,531	294,228
Super Micro Computer, Inc. (I)	9,076	222,453
Violin Memory, Inc. (I)(L)	26,916	24,227
		2,569,263
		74,257,407
Materials - 3.5%
Chemicals - 1.6%
A. Schulman, Inc.	7,124	218,279
American Vanguard Corp.	7,306	102,357
Axiall Corp.	17,205	264,957
Balchem Corp.	7,633	464,086
Calgon Carbon Corp.	12,875	222,094
Chase Corp.	1,686	68,671
Chemtura Corp. (I)	16,317	444,965
Core Molding Technologies, Inc. (I)	1,957	25,108
Ferro Corp. (I)	17,760	197,491
Flotek Industries, Inc. (I)(L)	13,236	151,420
FutureFuel Corp.	6,075	82,013
Hawkins, Inc.	2,767	98,976
HB Fuller Company	12,252	446,830
Innophos Holdings, Inc.	4,813	139,481
Innospec, Inc.	5,869	318,745

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Intrepid Potash, Inc. (I)	14,060	$41,477
KMG Chemicals, Inc.	2,660	61,233
Koppers Holdings, Inc. (I)	5,147	93,933
Kraton Performance Polymers, Inc. (I)	7,726	128,329
Kronos Worldwide, Inc.	6,002	33,851
LSB Industries, Inc. (I)	4,934	35,772
Minerals Technologies, Inc.	8,492	389,443
Olin Corp.	18,797	324,436
OMNOVA Solutions, Inc. (I)	12,546	76,907
PolyOne Corp.	21,691	688,906
Quaker Chemical Corp.	3,233	249,782
Rayonier Advanced Materials, Inc.	10,565	103,431
Rentech, Inc. (I)	6,803	23,947
Senomyx, Inc. (I)(L)	11,210	42,262
Sensient Technologies Corp.	11,357	713,447
Stepan Company	4,669	232,003
Trecora Resources (I)	5,342	66,187
Tredegar Corp.	6,451	87,863
Trinseo SA (I)(L)	2,744	77,381
Tronox, Ltd., Class A	15,985	62,501
		6,778,564
Construction materials - 0.2%
Headwaters, Inc. (I)	18,135	305,937
Summit Materials, Inc. (I)	6,365	127,556
U.S. Concrete, Inc. (I)	3,588	188,944
		622,437
Containers and packaging - 0.4%
AEP Industries, Inc. (I)	1,112	85,791
Berry Plastics Group, Inc. (I)	28,971	1,048,171
Greif, Inc., Class A	7,601	234,187
Myers Industries, Inc.	6,289	83,769
		1,451,918
Metals and mining - 0.7%
AK Steel Holding Corp. (I)(L)	45,068	100,952
Carpenter Technology Corp.	12,373	374,531
Century Aluminum Company (I)(L)	12,704	56,152
Cliffs Natural Resources, Inc. (I)(L)	38,269	60,465
Coeur Mining, Inc. (I)	34,464	85,471
Commercial Metals Company	28,203	386,099
Ferroglobe PLC	16,314	175,376
Haynes International, Inc.	3,190	117,041
Hecla Mining Company	91,075	172,132
Horsehead Holding Corp. (I)(L)	14,518	29,762
Kaiser Aluminum Corp.	4,213	352,460
Materion Corp.	5,069	141,932
Real Industry, Inc. (I)	6,501	52,203
Schnitzer Steel Industries, Inc., Class A	6,870	98,722
Stillwater Mining Company (I)(L)	29,760	255,043
SunCoke Energy, Inc.	16,376	56,825
TimkenSteel Corp.	10,094	84,588
Worthington Industries, Inc.	11,869	357,732
		2,957,486
Paper and forest products - 0.6%
Boise Cascade Company (I)	9,529	243,275
Clearwater Paper Corp. (I)	4,592	209,074
Deltic Timber Corp.	2,761	162,540
KapStone Paper and Packaging Corp.	20,779	469,398
Louisiana-Pacific Corp. (I)	34,565	622,516
Neenah Paper, Inc.	4,078	254,590
PH Glatfelter Company	10,697	197,253
Schweitzer-Mauduit International, Inc.	7,454	312,993
124

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Paper and forest products (continued)
Wausau Paper Corp.	11,251	$115,098
		2,586,737
		14,397,142
Telecommunication services - 0.9%
Diversified telecommunication services - 0.8%
8x8, Inc. (I)	22,016	252,083
Atlantic Tele-Network, Inc.	2,535	198,313
Cincinnati Bell, Inc. (I)	51,374	184,946
Cogent Communications Holdings, Inc.	11,295	391,824
Consolidated Communications Holdings, Inc.	12,489	261,645
FairPoint Communications, Inc. (I)	5,606	90,088
General Communication, Inc., Class A (I)	8,836	174,776
Globalstar, Inc. (I)(L)	119,057	171,442
Hawaiian Telcom Holdco, Inc. (I)	3,001	74,605
IDT Corp., Class B	4,291	50,033
inContact, Inc. (I)	15,981	152,459
Inteliquent, Inc.	8,453	150,210
Intelsat SA (I)(L)	6,845	28,475
Iridium Communications, Inc. (I)(L)	20,491	172,329
Lumos Networks Corp. (I)	6,131	68,667
ORBCOMM, Inc. (I)	15,536	112,481
pdvWireless, Inc. (I)(L)	3,328	91,520
Straight Path
Communications, Inc., Class B (I)(L)	2,391	40,982
Vonage Holdings Corp. (I)	45,689	262,255
Windstream Holdings, Inc. (L)	24,896	160,330
		3,089,463
Wireless telecommunication services - 0.1%
Boingo Wireless, Inc. (I)	9,266	61,341
Leap Wireless International, Inc. (I)	14,224	35,844
NTELOS Holdings Corp. (I)	4,505	41,176
Shenandoah Telecommunications Company	6,024	259,333
Spok Holdings, Inc.	5,745	105,248
		502,942
		3,592,405
Utilities - 3.8%
Electric utilities - 1.3%
ALLETE, Inc.	12,010	610,468
Avangrid, Inc. (I)	13,825	530,880
Cleco Corp.	14,490	756,523
El Paso Electric Company	10,208	393,008
IDACORP, Inc.	12,240	832,320
MGE Energy, Inc.	8,579	398,066
Otter Tail Corp.	9,298	247,606
PNM Resources, Inc.	19,457	594,800
Portland General Electric Company	21,263	773,335
The Empire District Electric Company	10,913	306,328
Unitil Corp.	4,018	144,166
		5,587,500
Gas utilities - 1.3%
Chesapeake Utilities Corp.	3,821	216,842
New Jersey Resources Corp.	20,833	686,656
Northwest Natural Gas Company	6,540	330,989
ONE Gas, Inc.	12,833	643,832
Piedmont Natural Gas Company, Inc.	19,148	1,091,819
South Jersey Industries, Inc.	17,022	400,357
Southwest Gas Corp.	11,344	625,735
The Laclede Group, Inc.	10,565	627,667

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Gas utilities (continued)
WGL Holdings, Inc.	12,103	$762,368
		5,386,265
Independent power and renewable electricity producers - 0.5%
Abengoa Yield PLC (L)	12,051	232,464
Atlantic Power Corp.	32,475	63,976
Dynegy, Inc. (I)	31,401	420,773
NRG Yield, Inc., Class A (L)	9,888	137,542
NRG Yield, Inc., Class C (L)	14,403	212,588
Ormat Technologies, Inc.	9,253	337,457
Pattern Energy Group, Inc. (L)	13,899	290,628
Talen Energy Corp. (I)	20,323	126,612
Vivint Solar, Inc. (I)(L)	5,179	49,511
		1,871,551
Multi-utilities - 0.4%
Avista Corp.	15,354	543,071
Black Hills Corp.	11,112	515,930
NorthWestern Corp.	11,452	621,271
		1,680,272
Water utilities - 0.3%
American States Water Company	9,412	394,833
California Water Service Group	11,908	277,099
Connecticut Water Service, Inc.	3,401	129,272
Consolidated Water Company, Ltd.	4,372	53,513
Middlesex Water Company	4,020	106,691
SJW Corp.	4,066	120,557
York Water Company	3,265	81,429
		1,163,394
		15,688,982
TOTAL COMMON STOCKS (Cost $320,047,563)		$410,138,884

WARRANTS - 0.0%
Education Management Corp. (I)(N)	7,794	516
Imperial Holdings, Inc. (Expiration
Date: 04/11/2019) (I)(N)	5,766	63
TOTAL WARRANTS (Cost $0)		$579

SECURITIES LENDING COLLATERAL - 8.3%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	3,441,162	34,428,142
TOTAL SECURITIES LENDING
COLLATERAL (Cost $34,429,763)		$34,428,142

SHORT-TERM INVESTMENTS - 1.0%
Repurchase agreement - 1.0%
Repurchase Agreement with State Street Corp.
dated 12/31/2015 at 0.030% to be
repurchased at $4,099,014 on 01/04/2016,
collateralized by $4,210,000 U.S. Treasury
Bonds, 3.000% due 05/15/2045 (valued at
$4,183,688, including interest)	$4,099,000	$4,099,000
TOTAL SHORT-TERM INVESTMENTS (Cost $4,099,000)		$4,099,000
Total Investments (Small Cap Index Trust)
(Cost $358,576,326) - 108.4%		$448,666,605
Other assets and liabilities, net - (8.4%)		(34,938,256)
TOTAL NET ASSETS - 100.0%		$413,728,349
125

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Opportunities Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.8%
Consumer discretionary - 12.4%
Auto components - 0.3%
Cooper Tire & Rubber Company	4,753	$179,901
Cooper-Standard Holding, Inc. (I)	138	10,707
Federal-Mogul Holdings Corp. (I)	946	6,480
Fuel Systems Solutions, Inc. (I)	778	3,804
Gentex Corp.	1,524	24,385
Modine Manufacturing Company (I)	6,862	62,101
Motorcar Parts of America, Inc. (I)	855	28,908
Shiloh Industries, Inc. (I)	1,515	7,939
Spartan Motors, Inc.	7,540	23,449
Standard Motor Products, Inc.	3,972	151,135
Stoneridge, Inc. (I)	2,160	31,968
Strattec Security Corp.	924	52,197
Superior Industries International, Inc.	6,173	113,707
Sypris Solutions, Inc. (I)	1,826	1,990
		698,671
Automobiles - 0.0%
Thor Industries, Inc.	1,015	56,992
Distributors - 0.1%
Core-Mark Holding Company, Inc.	3,186	261,061
VOXX International Corp. (I)	3,131	16,469
Weyco Group, Inc.	1,316	35,216
		312,746
Diversified consumer services - 0.4%
American Public Education, Inc. (I)	112	2,084
Apollo Education Group, Inc. (I)	1,506	11,551
Ascent Capital Group, Inc., Class A (I)	3,168	52,969
Bridgepoint Education, Inc. (I)	3,463	26,353
Career Education Corp. (I)	16,001	58,084
Carriage Services, Inc.	1,797	43,308
DeVry Education Group, Inc.	276	6,986
Graham Holdings Company, Class B	733	355,484
Lincoln Educational Services Corp. (I)	1,100	2,189
National American University Holdings, Inc.	4,665	9,750
Regis Corp. (I)	8,945	126,572
Sotheby’s	3,093	79,676
Universal Technical Institute, Inc.	3,087	14,385
		789,391
Hotels, restaurants and leisure - 4.0%
Ark Restaurants Corp.	64	1,478
Belmond, Ltd., Class A (I)	12,313	116,974
Biglari Holdings, Inc. (I)	1	326
Bob Evans Farms, Inc.	1,103	42,852
Boyd Gaming Corp. (I)	60,507	1,202,274
Canterbury Park Holding Corp.	200	2,064
Churchill Downs, Inc.	194	27,449
Cracker Barrel Old Country Store, Inc. (L)	8,343	1,058,143
Dover Motorsports, Inc.	400	932
Gaming Partners International Corp. (I)	800	7,104
International Speedway Corp., Class A	4,386	147,896
La Quinta Holdings, Inc. (I)	913	12,426
Luby’s, Inc. (I)	6,251	27,942
Marriott Vacations Worldwide Corp.	6,354	361,860
Monarch Casino & Resort, Inc. (I)	1,278	29,036
Papa John’s International, Inc.	17,989	1,005,045
RCI Hospitality Holdings, Inc. (I)	2,439	24,366
Red Lion Hotels Corp. (I)	3,000	21,030
Red Robin Gourmet Burgers, Inc. (I)	15,226	940,053
Ruby Tuesday, Inc. (I)	9,400	51,794
Sonic Corp.	41,622	1,344,807
Speedway Motorsports, Inc.	6,431	133,250

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
The Marcus Corp.	3,816	$72,390
The Wendy’s Company	45,462	489,626
Vail Resorts, Inc.	12,008	1,536,904
		8,658,021
Household durables - 2.3%
Bassett Furniture Industries, Inc.	2,333	58,512
Beazer Homes USA, Inc. (I)	50,087	575,500
CalAtlantic Group, Inc.	5,121	194,188
Cavco Industries, Inc. (I)	606	50,486
CSS Industries, Inc.	976	27,699
Emerson Radio Corp. (I)	4,869	4,820
Ethan Allen Interiors, Inc.	1,606	44,679
Flexsteel Industries, Inc.	1,750	77,315
Helen of Troy, Ltd. (I)	17,040	1,606,020
Hooker Furniture Corp.	2,555	64,488
La-Z-Boy, Inc.	48,356	1,180,854
Lifetime Brands, Inc.	2,931	38,865
M/I Homes, Inc. (I)	2,195	48,114
MDC Holdings, Inc.	3,764	96,095
Meritage Homes Corp. (I)	2,196	74,642
NACCO Industries, Inc., Class A	700	29,540
PulteGroup, Inc.	30,332	540,516
Skullcandy, Inc. (I)	5,061	23,939
Skyline Corp. (I)	1,252	4,482
Stanley Furniture Company, Inc. (I)	2,340	6,529
TopBuild Corp. (I)	73	2,246
TRI Pointe Group, Inc. (I)	5,923	75,044
Universal Electronics, Inc. (I)	1,910	98,079
WCI Communities, Inc. (I)	24	535
		4,923,187
Internet and catalog retail - 0.3%
1-800-Flowers.com, Inc., Class A (I)	4,819	35,082
FTD Companies, Inc. (I)	152	3,978
Liberty TripAdvisor Holdings, Inc., Class A (I)	2,185	66,293
Liberty Ventures, Series A (I)	7,973	359,662
Shutterfly, Inc. (I)	2,763	123,119
		588,134
Leisure products - 0.1%
Callaway Golf Company	14,553	137,089
Escalade, Inc.	3,529	46,759
JAKKS Pacific, Inc. (I)	2,278	18,133
Johnson Outdoors, Inc., Class A	2,170	47,501
		249,482
Media - 1.4%
AH Belo Corp., Class A	4,238	21,190
Ballantyne Strong, Inc. (I)	1,114	5,080
Beasley Broadcast Group, Inc., Class A	502	1,802
Cable One, Inc.	25	10,842
Carmike Cinemas, Inc. (I)	477	10,942
Cumulus Media, Inc., Class A (I)	15,145	4,999
Entercom Communications Corp., Class A (I)	7,530	84,562
Gannett Company, Inc.	6,890	112,238
Gray Television, Inc. (I)	10,200	166,260
Harte-Hanks, Inc.	8,315	26,941
John Wiley & Sons, Inc., Class A	2,841	127,930
Journal Media Group, Inc.	3,374	40,555
Media General, Inc. (I)	292	4,716
Meredith Corp.	3,094	133,816
MSG Networks, Inc., Class A (I)	4,018	83,574
New Media Investment Group, Inc.	128	2,491
Nexstar Broadcasting Group, Inc., Class A	20,223	1,187,090
126

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Radio One, Inc., Class D (I)	2,400	$4,128
Salem Media Group	4,439	22,106
Scholastic Corp.	1,681	64,819
Sinclair Broadcast Group, Inc., Class A	1,554	50,567
Sizmek, Inc. (I)	2,300	8,395
TEGNA, Inc.	13,381	341,483
The EW Scripps Company, Class A	7,298	138,662
The Madison Square Garden
Company, Class A (I)	1,339	216,650
The McClatchy Company, Class A (I)	8,440	10,212
The New York Times Company, Class A	3,934	52,794
Time, Inc.	3,231	50,630
		2,985,474
Multiline retail - 0.1%
Dillard’s, Inc., Class A	3,618	237,739
Fred’s, Inc., Class A	2,000	32,740
Gordmans Stores, Inc. (I)	3,030	9,545
J.C. Penney Company, Inc. (I)(L)	6,657	44,336
		324,360
Specialty retail - 2.6%
Aaron’s, Inc.	15,894	355,867
Abercrombie & Fitch Company, Class A	3,400	91,800
American Eagle Outfitters, Inc.	130	2,015
Ascena Retail Group, Inc. (I)	7,786	76,692
Barnes & Noble Education, Inc. (I)	6,174	61,431
Barnes & Noble, Inc.	9,769	85,088
bebe stores, Inc.	7,863	4,443
Big 5 Sporting Goods Corp.	1,104	11,029
Build-A-Bear Workshop, Inc. (I)	2,470	30,233
Caleres, Inc.	7,015	188,142
Chico’s FAS, Inc.	1,535	16,378
Christopher & Banks Corp. (I)	488	805
Citi Trends, Inc.	3,741	79,496
Conn’s, Inc. (I)	76	1,784
DSW, Inc., Class A	1,769	42,208
Express, Inc. (I)	4,079	70,485
GameStop Corp., Class A (L)	10,093	283,008
Genesco, Inc. (I)	2,034	115,592
GNC Holdings, Inc., Class A	30,455	944,714
Group 1 Automotive, Inc.	4,096	310,067
Guess?, Inc.	3,748	70,762
Haverty Furniture Companies, Inc.	3,990	85,546
hhgregg, Inc. (I)(L)	2,951	10,801
MarineMax, Inc. (I)	4,789	88,213
New York & Company, Inc. (I)	5,638	12,911
Office Depot, Inc. (I)	31,041	175,071
Penske Automotive Group, Inc.	8,306	351,676
Perfumania Holdings, Inc. (I)	848	2,044
Rent-A-Center, Inc.	7,876	117,904
Shoe Carnival, Inc.	3,229	74,913
Sonic Automotive, Inc., Class A	1,811	41,218
Stage Stores, Inc. (L)	5,877	53,539
Systemax, Inc. (I)	7,064	60,750
Tandy Leather Factory, Inc. (I)	1,690	12,405
The Cato Corp., Class A	1,957	72,057
The Children’s Place, Inc.	1,737	95,882
The Finish Line, Inc., Class A	3,829	69,228
The Men’s Wearhouse, Inc.	6,287	92,293
The Michaels Companies, Inc. (I)	49,174	1,087,237
The Pep Boys - Manny, Moe & Jack (I)	11,993	220,791
Trans World Entertainment Corp. (I)	6,243	22,350
Vitamin Shoppe, Inc. (I)	1,983	64,844

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
West Marine, Inc. (I)	5,421	$46,024
Zumiez, Inc. (I)	400	6,048
		5,705,784
Textiles, apparel and luxury goods - 0.8%
Charles & Colvard, Ltd. (I)	3,400	3,808
Columbia Sportswear Company	22,490	1,096,612
Culp, Inc.	1,603	40,828
Deckers Outdoor Corp. (I)	2,109	99,545
Delta Apparel, Inc. (I)	500	7,020
G-III Apparel Group, Ltd. (I)	1,212	53,643
Iconix Brand Group, Inc. (I)(L)	8,941	61,067
Lakeland Industries, Inc. (I)	1,110	13,253
Movado Group, Inc.	3,138	80,678
Perry Ellis International, Inc. (I)	2,800	51,576
Rocky Brands, Inc.	1,478	17,086
Skechers U.S.A., Inc., Class A (I)	1,368	41,327
Superior Uniform Group, Inc.	2,212	37,560
Tumi Holdings, Inc. (I)	881	14,651
Unifi, Inc. (I)	3,647	102,663
Vera Bradley, Inc. (I)	41	646
Wolverine World Wide, Inc.	4,795	80,124
		1,802,087
		27,094,329
Consumer staples - 3.0%
Beverages - 0.1%
Coca-Cola Bottling Company Consolidated	1,135	207,149
Craft Brew Alliance, Inc. (I)	2,909	24,348
MGP Ingredients, Inc.	2,764	71,726
		303,223
Food and staples retailing - 0.3%
Ingles Markets, Inc., Class A	3,007	132,549
SpartanNash Company	6,227	134,752
The Andersons, Inc.	3,784	119,688
Village Super Market, Inc., Class A	685	18,050
Weis Markets, Inc.	5,260	233,018
		638,057
Food products - 2.3%
Alico, Inc.	341	13,193
Cal-Maine Foods, Inc. (L)	1,454	67,378
Darling Ingredients, Inc. (I)	5,913	62,205
Dean Foods Company	7,654	131,266
Diamond Foods, Inc. (I)	249	9,599
Fresh Del Monte Produce, Inc.	8,912	346,499
Ingredion, Inc.	6,374	610,884
John B. Sanfilippo & Son, Inc.	2,004	108,276
Landec Corp. (I)	3,865	45,723
Omega Protein Corp. (I)	4,487	99,611
Pinnacle Foods, Inc.	41,315	1,754,235
Post Holdings, Inc. (I)	5,726	353,294
Sanderson Farms, Inc. (L)	2,059	159,614
Seaboard Corp. (I)	58	167,895
Seneca Foods Corp., Class A (I)	1,409	40,833
Snyder’s-Lance, Inc. (L)	6,364	218,285
TreeHouse Foods, Inc. (I)	10,861	852,154
		5,040,944
Household products - 0.1%
Central Garden & Pet Company (I)	2,553	34,517
Central Garden & Pet Company, Class A (I)	7,962	108,283
Oil-Dri Corp. of America	531	19,557
127

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household products (continued)
Orchids Paper Products Company	1,176	$36,362
		198,719
Personal products - 0.1%
CCA Industries, Inc. (I)	1,277	3,984
Inter Parfums, Inc.	1,487	35,420
Mannatech, Inc. (I)	276	5,241
Natural Alternatives International, Inc. (I)	200	2,068
Nutraceutical International Corp. (I)	2,093	54,041
		100,754
Tobacco - 0.1%
Universal Corp. (L)	3,597	201,720
		6,483,417
Energy - 4.3%
Energy equipment and services - 2.3%
Archrock, Inc.	12,331	92,729
Atwood Oceanics, Inc. (L)	6,364	65,104
Basic Energy Services, Inc. (I)(L)	9,528	25,535
Bristow Group, Inc.	4,893	126,729
C&J Energy Services, Ltd. (I)	1,651	7,859
Dawson Geophysical Company (I)	3,760	13,010
Diamond Offshore Drilling, Inc.	494	10,423
Dril-Quip, Inc. (I)	1,221	72,320
ENGlobal Corp. (I)	4,600	4,462
Era Group, Inc. (I)	4,560	50,844
Exterran Corp. (I)	6,165	98,948
Forum Energy Technologies, Inc. (I)	58,920	734,143
Gulf Island Fabrication, Inc.	3,019	31,579
Gulfmark Offshore, Inc., Class A (I)(L)	5,053	23,598
Helix Energy Solutions Group, Inc. (I)	54,440	286,354
Helmerich & Payne, Inc. (L)	7,990	427,865
Hornbeck Offshore Services, Inc. (I)	5,300	52,682
Matrix Service Company (I)	2,731	56,095
McDermott International, Inc. (I)	20,409	68,370
Mitcham Industries, Inc. (I)	2,431	7,317
Nabors Industries, Ltd.	33,513	285,196
Natural Gas Services Group, Inc. (I)	2,620	58,426
Newpark Resources, Inc. (I)	12,359	65,256
Noble Corp., PLC (L)	16,058	169,412
Oceaneering International, Inc.	6,036	226,471
Oil States International, Inc. (I)	1,067	29,076
Pacific Drilling SA (I)(L)	34,499	28,979
Parker Drilling Company (I)	22,288	40,564
Patterson-UTI Energy, Inc.	16,903	254,897
PHI, Inc. (I)	443	7,868
PHI, Inc. (I)	3,660	60,061
Pioneer Energy Services Corp. (I)	13,400	29,078
Precision Drilling Corp. (L)	133,148	524,603
Rowan Companies PLC, Class A	14,692	249,029
RPC, Inc. (L)	4,852	57,981
SEACOR Holdings, Inc. (I)	3,829	201,252
Superior Energy Services, Inc.	15,724	211,802
Tesco Corp.	9,436	68,317
TETRA Technologies, Inc. (I)	11,674	87,788
Tidewater, Inc. (L)	8,035	55,924
Transocean, Ltd.	3,954	48,951
Unit Corp. (I)	9,506	115,973
		5,132,870
Oil, gas and consumable fuels - 2.0%
Adams Resources & Energy, Inc.	724	27,802
Alon USA Energy, Inc.	7,477	110,959

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Approach Resources, Inc. (I)	366	$673
Bill Barrett Corp. (I)	4,721	18,554
Bonanza Creek Energy, Inc. (I)(L)	3,889	20,495
Callon Petroleum Company (I)	9,369	78,137
Carrizo Oil & Gas, Inc. (I)	3,115	92,142
Clayton Williams Energy, Inc. (I)(L)	1,167	34,508
Cloud Peak Energy, Inc. (I)	3,741	7,781
Comstock Resources, Inc. (I)(L)	9,273	17,341
Contango Oil & Gas Company (I)	3,786	24,268
CVR Energy, Inc. (L)	2,446	96,250
Delek US Holdings, Inc.	7,310	179,826
Denbury Resources, Inc. (L)	38,287	77,340
DHT Holdings, Inc.	1,760	14,238
Dorian LPG, Ltd. (I)	56	659
EnLink Midstream LLC	540	8,149
GasLog, Ltd. (L)	1,604	13,313
Gastar Exploration, Inc. (I)	1,880	2,463
Green Plains, Inc.	7,544	172,758
Gulfport Energy Corp. (I)	2,592	63,685
HollyFrontier Corp.	1,868	74,515
Matador Resources Company (I)	892	17,635
Newfield Exploration Company (I)	29,336	955,180
Northern Oil and Gas, Inc. (I)(L)	14,231	54,932
Oasis Petroleum, Inc. (I)	597	4,400
Overseas Shipholding Group, Inc., Class A (I)	470	1,330
Overseas Shipholding Group, Inc., Class B (I)	4,700	15,557
Panhandle Oil and Gas, Inc., Class A	2,510	40,562
PBF Energy, Inc., Class A	8,081	297,462
PDC Energy, Inc. (I)	3,228	172,311
Peabody Energy Corp. (L)	1,841	14,139
Range Resources Corp. (L)	3,927	96,643
Renewable Energy Group, Inc. (I)	2,214	20,568
Rex Energy Corp. (I)	5,655	5,938
Rice Energy, Inc. (I)	793	8,644
Scorpio Tankers, Inc.	134,715	1,080,414
SemGroup Corp., Class A	61	1,760
Ship Finance International, Ltd. (L)	1,300	21,541
SM Energy Company	2,304	45,297
Stone Energy Corp. (I)	9,615	41,248
Synergy Resources Corp. (I)	3,689	31,430
Targa Resources Corp.	435	11,771
Teekay Corp.	286	2,823
Teekay Tankers, Ltd., Class A	1,778	12,233
VAALCO Energy, Inc. (I)	8,997	14,395
Warren Resources, Inc. (I)(L)	4,773	1,002
Western Refining, Inc.	3,527	125,632
Whiting Petroleum Corp. (I)	7,683	72,528
WPX Energy, Inc. (I)	9,097	52,217
		4,355,448
		9,488,318
Financials - 27.0%
Banks - 12.4%
1st Source Corp.	3,993	123,264
Access National Corp.	1,661	33,984
American National Bankshares, Inc.	1,848	47,327
American River Bankshares (I)	2,249	23,794
Ameris Bancorp	1,681	57,137
Associated Banc-Corp.	21,211	397,706
BancFirst Corp.	1,402	82,185
Bank of Commerce Holdings	3,606	24,088
Bank of the Ozarks, Inc.	31,392	1,552,648
BankUnited, Inc.	35,200	1,269,312
128

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Bar Harbor Bankshares	1,000	$34,420
BBCN Bancorp, Inc.	8,868	152,707
BCB Bancorp, Inc.	1,477	15,361
Berkshire Hills Bancorp, Inc.	4,748	138,214
BNC Bancorp	103	2,614
BOK Financial Corp.	369	22,063
Boston Private Financial Holdings, Inc.	9,773	110,826
Bryn Mawr Bank Corp.	1,969	56,550
C&F Financial Corp.	627	24,453
California First National Bancorp	1,653	21,506
Camden National Corp.	1,148	50,615
Capital Bank Financial Corp., Class A	494	15,798
Capital City Bank Group, Inc.	3,946	60,571
Cardinal Financial Corp.	4,331	98,530
Cascade Bancorp (I)	79	480
CenterState Banks, Inc.	3,102	48,546
Central Pacific Financial Corp.	3,754	82,663
Century Bancorp, Inc., Class A	836	36,333
Chemical Financial Corp.	3,570	122,344
Chemung Financial Corp.	966	26,720
City Holding Company	2,400	109,536
CNB Financial Corp.	1,962	35,375
CoBiz Financial, Inc.	5,646	75,769
Columbia Banking System, Inc.	4,816	156,568
Community Bank Systems, Inc.	3,485	139,191
Community Trust Bancorp, Inc.	2,447	85,547
ConnectOne Bancorp, Inc.	23	430
Customers Bancorp, Inc. (I)	500	13,610
CVB Financial Corp.	7,961	134,700
Eagle Bancorp, Inc. (I)	95	4,795
East West Bancorp, Inc.	33,453	1,390,307
Eastern Virginia Bankshares, Inc.	2,996	21,511
Enterprise Bancorp, Inc.	236	5,393
Enterprise Financial Services Corp.	2,969	84,171
Farmers Capital Bank Corp. (I)	1,551	42,048
FCB Financial Holdings, Inc., Class A (I)	509	18,217
Fidelity Southern Corp.	3,081	68,737
Financial Institutions, Inc.	1,481	41,468
First BanCorp (I)	40,964	133,133
First Bancorp North Carolina	4,396	82,381
First Bancorp, Inc.	1,769	36,211
First Busey Corp.	4,206	86,770
First Business Financial Services, Inc.	1,366	34,164
First Commonwealth Financial Corp.	15,940	144,576
First Community Bancshares, Inc.	4,630	86,257
First Connecticut Bancorp, Inc.	3,963	68,996
First Financial Bancorp	4,968	89,772
First Financial Corp.	1,877	63,762
First Interstate BancSystem, Inc., Class A	1,660	48,256
First Merchants Corp.	4,679	118,940
First Midwest Bancorp, Inc.	7,500	138,225
First NBC Bank Holding Company (I)	102	3,814
First South Bancorp, Inc.	1,628	13,936
FirstMerit Corp.	11,859	221,170
Flushing Financial Corp.	4,247	91,905
FNB Corp.	14,631	195,178
Fulton Financial Corp.	18,259	237,550
German American Bancorp, Inc.	1,901	63,341
Glacier Bancorp, Inc.	47,511	1,260,467
Great Southern Bancorp, Inc.	2,054	92,964
Guaranty Bancorp	3,284	54,317
Hancock Holding Company	5,231	131,664
Hanmi Financial Corp.	4,672	110,820

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Heartland Financial USA, Inc.	2,428	$76,142
Heritage Commerce Corp.	2,996	35,832
Heritage Financial Corp.	1,481	27,902
Hilltop Holdings, Inc. (I)	6,171	118,607
Horizon Bancorp	1,444	40,374
IBERIABANK Corp.	19,382	1,067,367
Independent Bank Corp. (MA)	2,831	131,698
Independent Bank Corp. (MI)	206	3,137
International Bancshares Corp.	8,607	221,200
Investors Bancorp, Inc.	28,994	360,685
Lakeland Bancorp, Inc.	4,261	50,237
Lakeland Financial Corp.	2,332	108,718
LegacyTexas Financial Group, Inc.	3,326	83,217
Macatawa Bank Corp.	8,394	50,784
MainSource Financial Group, Inc.	4,125	94,380
MB Financial, Inc.	7,254	234,812
MBT Financial Corp. (I)	3,223	22,013
Mercantile Bank Corp.	1,266	31,068
Merchants Bancshares, Inc.	1,017	32,025
Metro Bancorp, Inc.	2,159	67,749
MidSouth Bancorp, Inc.	1,822	16,544
MidWestOne Financial Group, Inc.	1,343	40,841
National Bank Holdings Corp., Class A	117	2,500
National Penn Bancshares, Inc.	6,551	80,774
NBT Bancorp, Inc.	3,823	106,585
NewBridge Bancorp	2,707	32,971
Northrim BanCorp, Inc.	1,530	40,698
Norwood Financial Corp.	792	22,738
OFG Bancorp	6,515	47,690
Old National Bancorp	9,994	135,519
Old Second Bancorp, Inc. (I)	2,721	21,333
Opus Bank	694	25,657
Pacific Continental Corp.	2,749	40,905
Pacific Mercantile Bancorp (I)	2,510	17,846
Pacific Premier Bancorp, Inc. (I)	2,434	51,723
PacWest Bancorp	23,953	1,032,374
Park Sterling Corp.	10,501	76,867
Peapack Gladstone Financial Corp.	1,625	33,508
Penns Woods Bancorp, Inc.	792	33,628
People’s United Financial, Inc.	33,316	538,053
Peoples Bancorp, Inc.	2,153	40,563
Pinnacle Financial Partners, Inc.	21,011	1,079,125
Popular, Inc.	4,072	115,400
Preferred Bank	1,883	62,177
Premier Financial Bancorp, Inc.	2,052	33,735
PrivateBancorp, Inc.	33,399	1,370,027
Prosperity Bancshares, Inc.	5,302	253,754
QCR Holdings, Inc.	1,521	36,945
Renasant Corp.	5,299	182,339
Republic Bancorp, Inc., Class A	4,422	116,785
Republic First Bancorp, Inc. (I)	3,612	15,640
S&T Bancorp, Inc.	4,287	132,125
Sandy Spring Bancorp, Inc.	3,480	93,821
Seacoast Banking Corp. of Florida (I)	19	285
Shore Bancshares, Inc.	2,225	24,208
Sierra Bancorp	2,175	38,389
Simmons First National Corp., Class A	800	41,088
South State Corp.	1,504	108,213
Southern National Bancorp of Virginia, Inc.	1,959	25,585
Southwest Bancorp, Inc.	4,604	80,478
State Bank Financial Corp.	424	8,917
Sterling Bancorp	9,508	154,220
Stock Yards Bancorp, Inc.	2,115	79,926
129

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Suffolk Bancorp	1,938	$54,942
Sun Bancorp, Inc. (I)	282	5,820
Synovus Financial Corp.	45,068	1,459,302
Talmer Bancorp, Inc., Class A	1,193	21,605
TCF Financial Corp.	13,821	195,153
Texas Capital Bancshares, Inc. (I)	1,043	51,545
The Bancorp, Inc. (I)	3,062	19,505
Tompkins Financial Corp.	2,251	126,416
Towne Bank (L)	7,025	146,612
TriCo Bancshares	400	10,976
Trustmark Corp.	6,295	145,037
UMB Financial Corp.	1,176	54,743
Umpqua Holdings Corp.	17,891	284,467
Union Bankshares Corp.	6,132	154,772
Union Bankshares, Inc.	798	22,272
United Bankshares, Inc.	2,433	89,997
United Community Banks, Inc.	2,323	45,275
Univest Corp. of Pennsylvania	3,806	79,393
Valley National Bancorp	9,948	97,988
Washington Trust Bancorp, Inc.	2,598	102,673
Webster Financial Corp.	30,112	1,119,865
WesBanco, Inc.	6,177	185,434
West Bancorp, Inc.	2,345	46,314
Western Alliance Bancorp (I)	45,243	1,622,414
Wilshire Bancorp, Inc.	5,039	58,200
Wintrust Financial Corp.	6,749	327,461
Yadkin Financial Corp.	88	2,215
Zions Bancorporation	20,614	562,762
		27,212,305
Capital markets - 2.4%
Calamos Asset Management, Inc., Class A	4,844	46,890
Cowen Group, Inc., Class A (I)(L)	27,926	106,957
E*TRADE Financial Corp. (I)	57,063	1,691,347
Evercore Partners, Inc., Class A	20,160	1,090,051
INTL. FCStone, Inc. (I)	4,806	160,809
Investment Technology Group, Inc.	2,461	41,886
Janus Capital Group, Inc.	88,843	1,251,798
KCG Holdings, Inc., Class A (I)	937	11,534
Legg Mason, Inc.	12,494	490,140
Oppenheimer Holdings, Inc., Class A	3,213	55,842
Piper Jaffray Companies (I)	800	32,320
Stifel Financial Corp. (I)	4,197	177,785
Virtus Investment Partners, Inc.	151	17,736
		5,175,095
Consumer finance - 0.2%
Asta Funding, Inc. (I)	2,925	23,254
Cash America International, Inc.	3,600	107,820
Emergent Capital, Inc. (I)(L)	5,828	21,505
Encore Capital Group, Inc. (I)(L)	2,320	67,466
Green Dot Corp., Class A (I)	758	12,446
Navient Corp.	4,932	56,471
Nelnet, Inc., Class A	4,156	139,517
Nicholas Financial, Inc. (I)	75	874
The First Marblehead Corp. (I)	834	3,511
		432,864
Diversified financial services - 0.1%
Marlin Business Services Corp.	1,698	27,270
Nasdaq, Inc.	1,000	58,170
NewStar Financial, Inc. (I)	8,366	75,127
PICO Holdings, Inc. (I)	2,493	25,728

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified financial services (continued)
Resource America, Inc., Class A	3,450	$21,149
		207,444
Insurance - 7.7%
Allied World Assurance Company
Holdings AG	13,195	490,722
Ambac Financial Group, Inc. (I)	1,536	21,642
American Equity Investment Life
Holding Company	9,734	233,908
American Financial Group, Inc.	26,694	1,924,104
American Independence Corp. (I)	1,482	12,612
American National Insurance Company	3,349	342,502
AMERISAFE, Inc.	2,429	123,636
Argo Group International Holdings, Ltd.	4,873	291,600
Aspen Insurance Holdings, Ltd.	9,500	458,850
Assurant, Inc.	8,341	671,784
Assured Guaranty, Ltd.	14,494	383,076
Axis Capital Holdings, Ltd.	10,564	593,908
Baldwin & Lyons, Inc., Class B	2,973	71,441
CNO Financial Group, Inc.	92,874	1,772,965
Donegal Group, Inc., Class A	4,559	64,191
EMC Insurance Group, Inc.	4,539	114,837
Employers Holdings, Inc.	2,717	74,174
Endurance Specialty Holdings, Ltd.	7,093	453,881
Enstar Group, Ltd. (I)	1,114	167,145
FBL Financial Group, Inc., Class A	4,495	286,062
Federated National Holding Company	1,090	32,220
First Acceptance Corp. (I)	7,986	19,007
Global Indemnity PLC (I)	2,945	85,464
Greenlight Capital Re, Ltd., Class A (I)	2,616	48,945
Hallmark Financial Services, Inc. (I)	4,008	46,854
Horace Mann Educators Corp.	24,471	811,948
Independence Holding Company	3,958	54,818
Investors Title Company	438	42,398
Kemper Corp.	9,743	362,927
Maiden Holdings, Ltd.	14,084	209,992
MBIA, Inc. (I)	22,405	145,184
National General Holdings Corp.	838	18,319
National Western Life Group, Inc., Class A	888	223,723
Old Republic International Corp.	23,203	432,272
PartnerRe, Ltd.	4,061	567,484
Primerica, Inc.	3,635	171,681
ProAssurance Corp.	2,999	145,541
Reinsurance Group of America, Inc.	6,635	567,624
RenaissanceRe Holdings, Ltd.	4,408	498,942
Safety Insurance Group, Inc.	1,779	100,300
Selective Insurance Group, Inc.	5,508	184,959
StanCorp Financial Group, Inc.	594	67,645
State Auto Financial Corp.	4,187	86,210
Stewart Information Services Corp.	4,753	177,429
Symetra Financial Corp.	13,596	431,945
The Hanover Insurance Group, Inc.	20,262	1,648,111
The Navigators Group, Inc. (I)	2,644	226,829
The Phoenix Companies, Inc. (I)	1,081	40,040
United Fire Group, Inc.	2,908	111,405
Universal Insurance Holdings, Inc. (L)	1,013	23,481
Validus Holdings, Ltd.	11,591	536,547
W.R. Berkley Corp.	724	39,639
White Mountains Insurance Group, Ltd.	96	69,774
		16,782,697
Real estate investment trusts - 1.4%
Cousins Properties, Inc.	111,900	1,055,217
CubeSmart	44,278	1,355,792
130

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
The GEO Group, Inc.	27,084	$782,998
		3,194,007
Real estate management and development - 1.2%
Alexander & Baldwin, Inc.	3,520	124,291
AV Homes, Inc. (I)	1,798	23,032
Forestar Group, Inc. (I)	1,413	15,458
FRP Holdings, Inc. (I)	1,350	45,819
Griffin Industrial Realty, Inc.	892	23,272
Jones Lang LaSalle, Inc.	7,003	1,119,500
Kennedy-Wilson Holdings, Inc.	43,451	1,046,300
Realogy Holdings Corp. (I)	4,064	149,027
Stratus Properties, Inc. (I)	1,025	21,325
		2,568,024
Thrifts and mortgage finance - 1.6%
ASB Bancorp, Inc. (I)	799	20,542
Astoria Financial Corp.	18,702	296,427
Bank Mutual Corp.	10,661	83,156
BankFinancial Corp.	4,835	61,066
BBX Capital Corp., Class A (I)	241	3,772
Beneficial Bancorp, Inc. (I)	292	3,889
Brookline Bancorp, Inc.	15,129	173,984
Cape Bancorp, Inc.	2,925	36,358
Capitol Federal Financial, Inc.	21,504	270,090
Chicopee Bancorp, Inc.	783	13,577
Dime Community Bancshares, Inc.	5,215	91,210
ESSA Bancorp, Inc.	897	12,271
EverBank Financial Corp.	5,850	93,483
Federal Agricultural Mortgage Corp., Class C	1,713	54,079
First Defiance Financial Corp.	2,186	82,587
First Financial Northwest, Inc.	3,879	54,151
Flagstar Bancorp, Inc. (I)	10,983	253,817
Fox Chase Bancorp, Inc.	2,071	42,021
HF Financial Corp.	1,526	28,826
Hingham Institution for Savings	425	50,915
Home Bancorp, Inc.	1,668	43,335
HomeStreet, Inc. (I)	1,732	37,602
HopFed Bancorp, Inc.	1,799	21,570
Kearny Financial Corp.	165	2,091
Lake Sunapee Bank Group	1,485	20,835
Meridian Bancorp, Inc.	525	7,403
Meta Financial Group, Inc.	965	44,322
Northeast Community Bancorp, Inc.	1,932	13,756
Northfield Bancorp, Inc.	6,576	104,690
Northwest Bancshares, Inc.	7,698	103,076
OceanFirst Financial Corp.	2,476	49,594
Oritani Financial Corp.	7,033	116,045
PHH Corp. (I)	10,506	170,197
Provident Financial Holdings, Inc.	1,778	33,586
Provident Financial Services, Inc.	4,435	89,365
Prudential Bancorp, Inc.	1,696	25,711
Pulaski Financial Corp.	1,912	30,516
Riverview Bancorp, Inc.	5,483	25,715
SI Financial Group, Inc.	2,433	33,210
Southern Missouri Bancorp, Inc.	1,012	24,187
Territorial Bancorp, Inc.	1,722	47,768
TierOne Corp. (I)	2,328	1
TrustCo Bank Corp.	13,738	84,351
United Community Financial Corp.	10,961	64,670
United Financial Bancorp, Inc.	4,950	63,756
Walker & Dunlop, Inc. (I)	1,536	44,252
Washington Federal, Inc.	8,550	203,747
Waterstone Financial, Inc.	3,678	51,860

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
Westfield Financial, Inc.	4,152	$34,877
WSFS Financial Corp.	5,097	164,939
		3,483,248
		59,055,684
Health care - 9.3%
Biotechnology - 0.5%
AMAG Pharmaceuticals, Inc. (I)	17,205	519,419
Catalyst Biosciences, Inc.	793	2,482
Emergent BioSolutions, Inc. (I)	5,004	200,210
Retrophin, Inc. (I)	18,861	363,829
Trius Therapeutics, Inc. (I)	1,482	163
		1,086,103
Health care equipment and supplies - 3.2%
Alere, Inc. (I)	31,085	1,215,113
Alphatec Holdings, Inc. (I)	8,403	2,522
Analogic Corp.	15,041	1,242,387
AngioDynamics, Inc. (I)	8,277	100,483
CONMED Corp.	3,500	154,175
CryoLife, Inc.	4,002	43,142
Cynosure, Inc., Class A (I)	1,873	83,667
Exactech, Inc. (I)	1,991	36,137
Globus Medical, Inc., Class A (I)	44,919	1,249,647
Greatbatch, Inc. (I)	3,335	175,088
Haemonetics Corp. (I)	3,199	103,136
Halyard Health, Inc. (I)	733	24,490
Hill-Rom Holdings, Inc.	25,278	1,214,861
ICU Medical, Inc. (I)	449	50,638
Integra LifeSciences Holdings Corp. (I)	1,245	84,386
Invacare Corp.	3,396	59,056
Kewaunee Scientific Corp.	83	1,477
LeMaitre Vascular, Inc.	1,115	19,234
Merit Medical Systems, Inc. (I)	6,737	125,241
Misonix, Inc. (I)	500	4,695
Natus Medical, Inc. (I)	622	29,887
Orthofix International NV (I)	268	10,508
RTI Surgical, Inc. (I)	4,931	19,576
SeaSpine Holdings Corp. (I)	580	9,964
Span-America Medical Systems, Inc.	684	13,577
Symmetry Surgical, Inc. (I)	1,627	14,968
Wright Medical Group NV (I)	35,918	868,497
		6,956,552
Health care providers and services - 2.9%
Aceto Corp.	5,823	157,105
Air Methods Corp. (I)	991	41,553
Almost Family, Inc. (I)	2,180	83,341
Amsurg Corp. (I)	5,246	398,696
BioScrip, Inc. (I)	6,492	11,361
Community Health Systems, Inc. (I)	25,045	664,444
Cross Country Healthcare, Inc. (I)	6,973	114,287
Digirad Corp.	3,100	17,949
Five Star Quality Care, Inc. (I)	8,754	27,838
Hanger, Inc. (I)	2,811	46,241
Health Net, Inc. (I)	2,915	199,561
Healthways, Inc. (I)	5,277	67,915
Interpace Diagnostics Group, Inc. (I)	619	308
Kindred Healthcare, Inc.	9,022	107,452
LHC Group, Inc. (I)	2,725	123,415
LifePoint Health, Inc. (I)	20,301	1,490,093
Magellan Health Services, Inc. (I)	4,928	303,860
Medcath Corp. (I)	3,806	1,903
Molina Healthcare, Inc. (I)	4,703	282,791
131

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
National HealthCare Corp.	3,289	$202,931
Owens & Minor, Inc.	5,919	212,966
PharMerica Corp. (I)	6,796	237,860
Select Medical Holdings Corp.	22,120	263,449
Team Health Holdings, Inc. (I)	21,317	935,603
The Providence Service Corp. (I)	385	18,064
Triple-S Management Corp., Class B (I)	3,459	82,705
Universal American Corp.	12,572	88,004
		6,181,695
Health care technology - 0.4%
Allscripts Healthcare Solutions, Inc. (I)	1,124	17,287
Arrhythmia Research Technology, Inc. (I)	200	1,096
HMS Holdings Corp. (I)	56,784	700,715
MedAssets, Inc. (I)	5,638	174,440
Omnicell, Inc. (I)	1,102	34,250
		927,788
Life sciences tools and services - 1.1%
Affymetrix, Inc. (I)(L)	129,568	1,307,341
Bio-Techne Corp.	12,003	1,080,270
Harvard Bioscience, Inc. (I)	6,562	22,770
Luminex Corp. (I)	28	599
		2,410,980
Pharmaceuticals - 1.2%
Cumberland Pharmaceuticals, Inc. (I)	956	5,029
FRD Acquisition Company (I)	5,160	3,493
Impax Laboratories, Inc. (I)	28,496	1,218,489
Phibro Animal Health Corp., Class A	31,263	941,954
Prestige Brands Holdings, Inc. (I)	8,835	454,826
SciClone Pharmaceuticals, Inc. (I)	2,144	19,725
		2,643,516
		20,206,634
Industrials - 18.5%
Aerospace and defense - 0.8%
AAR Corp.	7,400	194,546
Breeze-Eastern Corp. (I)	1,621	32,096
CPI Aerostructures, Inc. (I)	1,400	13,622
Cubic Corp.	2,425	114,581
Curtiss-Wright Corp.	7,728	529,368
DigitalGlobe, Inc. (I)	1,973	30,897
Ducommun, Inc. (I)	2,274	36,884
Engility Holdings, Inc.	2,470	80,226
KLX, Inc. (I)	238	7,328
Kratos Defense &
Security Solutions, Inc. (I)(L)	13,485	55,289
LMI Aerospace, Inc. (I)	2,295	23,111
Moog, Inc., Class A (I)	1,733	105,020
National Presto Industries, Inc.	138	11,435
Orbital ATK, Inc.	2,139	191,098
SIFCO Industries, Inc. (I)	1,000	9,500
Sparton Corp. (I)	2,053	41,039
Triumph Group, Inc.	5,351	212,702
Vectrus, Inc. (I)	325	6,789
		1,695,531
Air freight and logistics - 0.7%
Air Transport Services Group, Inc. (I)	14,569	146,856
Atlas Air Worldwide Holdings, Inc. (I)	3,546	146,592
Forward Air Corp.	22,596	971,854
Hub Group, Inc., Class A (I)	5,439	179,215
		1,444,517

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Airlines - 0.5%
Alaska Air Group, Inc.	4,485	$361,087
Copa Holdings SA, Class A (L)	1,108	53,472
JetBlue Airways Corp. (I)	23,082	522,807
Republic Airways Holdings, Inc. (I)	7,820	30,733
SkyWest, Inc.	9,770	185,825
		1,153,924
Building products - 1.8%
Apogee Enterprises, Inc.	32,648	1,420,514
Gibraltar Industries, Inc. (I)	5,765	146,662
Griffon Corp.	12,566	223,675
Insteel Industries, Inc.	2,944	61,588
Owens Corning	13,904	653,905
Quanex Building Products Corp.	5,950	124,058
Simpson Manufacturing Company, Inc.	4,345	148,382
Trex Company, Inc. (I)	26,060	991,322
Universal Forest Products, Inc.	2,665	182,206
		3,952,312
Commercial services and supplies - 3.4%
ABM Industries, Inc.	4,733	134,749
ACCO Brands Corp. (I)	4,800	34,224
Acme United Corp.	733	12,461
ARC Document Solutions, Inc. (I)	3,098	13,693
Brady Corp., Class A	16	368
CECO Environmental Corp.	1,395	10,714
Clean Harbors, Inc. (I)	3,770	157,021
Covanta Holding Corp.	13,776	213,390
Ennis, Inc.	5,887	113,325
Essendant, Inc.	3,431	111,542
Fuel Tech, Inc. (I)	1,802	3,406
G&K Services, Inc., Class A	767	48,244
Heritage-Crystal Clean, Inc. (I)	1,877	19,896
Intersections, Inc. (I)	1,976	5,671
KAR Auction Services, Inc.	3,022	111,905
Kimball International, Inc., Class B	6,675	65,215
Matthews International Corp., Class A	3,110	166,230
McGrath RentCorp	5,082	128,016
Mobile Mini, Inc.	35,676	1,110,594
Multi-Color Corp.	462	27,632
NL Industries, Inc. (I)	3,260	9,910
Pitney Bowes, Inc.	46,724	964,851
Quad/Graphics, Inc.	266	2,474
Team, Inc. (I)	25,451	813,414
Tetra Tech, Inc.	5,782	150,448
The ADT Corp. (L)	15,822	521,810
TRC Companies, Inc. (I)	4,523	41,838
UniFirst Corp.	2,303	239,973
US Ecology, Inc.	395	14,394
Versar, Inc. (I)	2,242	6,928
Viad Corp.	4,609	130,112
Virco Manufacturing Corp. (I)	1,200	3,996
Waste Connections, Inc.	35,919	2,022,958
		7,411,402
Construction and engineering - 2.8%
AECOM (I)	13,556	407,087
Aegion Corp. (I)	4,648	89,753
Ameresco, Inc., Class A (I)	6,918	43,238
Argan, Inc.	2,078	67,327
Chicago Bridge & Iron Company NV (L)	8,640	336,874
Comfort Systems USA, Inc.	5,035	143,095
Dycom Industries, Inc. (I)	32,838	2,297,346
EMCOR Group, Inc.	2,011	96,608
132

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
Fluor Corp.	8,236	$388,904
Furmanite Corp. (I)	1,419	9,451
Granite Construction, Inc.	1,422	61,018
Great Lakes Dredge & Dock Corp. (I)	13,300	52,668
Integrated Electrical Services, Inc. (I)	753	8,336
Jacobs Engineering Group, Inc. (I)	11,163	468,288
Layne Christensen Company (I)	3,312	17,421
MasTec, Inc. (I)	4,234	73,587
MYR Group, Inc. (I)	2,883	59,419
Northwest Pipe Company (I)	1,706	19,090
Orion Marine Group, Inc. (I)	4,263	17,777
Primoris Services Corp.	41,745	919,642
Quanta Services, Inc. (I)	13,972	282,933
Sterling Construction Company, Inc. (I)	3,771	22,928
Tutor Perini Corp. (I)	8,984	150,392
		6,033,182
Electrical equipment - 0.9%
AZZ, Inc.	818	45,456
Babcock & Wilcox Enterprises, Inc. (I)	267	5,572
Encore Wire Corp.	3,894	144,428
Ener1, Inc. (I)	28	0
EnerSys	23,944	1,339,188
Franklin Electric Company, Inc.	1,468	39,680
General Cable Corp.	2,090	28,069
Global Power Equipment Group, Inc.	4,171	14,515
LSI Industries, Inc.	4,131	50,357
Orion Energy Systems, Inc. (I)	3,553	7,710
Powell Industries, Inc.	1,610	41,908
PowerSecure International, Inc. (I)	3,120	46,956
Preformed Line Products Company	984	41,426
Regal Beloit Corp.	1,452	84,971
SL Industries, Inc. (I)	1,600	51,008
Thermon Group Holdings, Inc. (I)	186	3,147
Ultralife Corp. (I)	1,984	12,817
		1,957,208
Industrial conglomerates - 0.0%
Raven Industries, Inc.	339	5,288
Machinery - 2.9%
Actuant Corp., Class A	4,021	96,343
AGCO Corp.	12,181	552,896
Alamo Group, Inc.	2,127	110,817
Albany International Corp., Class A	34,186	1,249,498
Altra Industrial Motion Corp.	217	5,442
American Railcar Industries, Inc. (L)	2,773	128,334
Astec Industries, Inc.	4,145	168,702
Barnes Group, Inc.	4,518	159,892
Briggs & Stratton Corp.	6,092	105,392
CIRCOR International, Inc.	909	38,314
Columbus McKinnon Corp.	2,978	56,284
Crane Company	667	31,909
Douglas Dynamics, Inc.	3,168	66,750
Dynamic Materials Corp.	2,005	14,015
EnPro Industries, Inc.	2,365	103,682
ESCO Technologies, Inc.	5,154	186,266
Federal Signal Corp.	10,128	160,529
Gencor Industries, Inc. (I)	1,400	15,820
Hardinge, Inc.	1,500	13,980
Hurco Companies, Inc.	1,492	39,628
Hyster-Yale Materials Handling, Inc.	970	50,877
ITT Corp.	2,361	85,752
Key Technology, Inc. (I)	641	6,647
LB Foster Company, Class A	1,699	23,208

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Lydall, Inc. (I)	2,409	$85,471
MFRI, Inc. (I)	1,100	7,194
Miller Industries, Inc.	2,106	45,869
Mueller Industries, Inc.	5,290	143,359
NN, Inc.	2,376	37,873
Oshkosh Corp.	5,374	209,801
RBC Bearings, Inc. (I)	279	18,021
Standex International Corp.	875	72,756
Supreme Industries, Inc., Class A	3,651	25,009
Terex Corp.	493	9,111
The Eastern Company	1,471	27,581
The Greenbrier Companies, Inc. (L)	4,203	137,102
The LS Starrett Company, Class A	1,530	14,872
The Manitowoc Company, Inc.	3,181	48,828
Titan International, Inc.	1,100	4,334
TriMas Corp. (I)	899	16,766
Trinity Industries, Inc.	17,414	418,284
Twin Disc, Inc.	1,650	17,358
Valmont Industries, Inc.	1,909	202,392
Wabash National Corp. (I)	3,712	43,913
Watts Water Technologies, Inc., Class A	23,299	1,157,261
Woodward, Inc.	1,435	71,262
		6,285,394
Marine - 0.2%
Golden Ocean Group, Ltd. (I)	5,070	5,425
International Shipholding Corp.	1,625	2,356
Kirby Corp. (I)	4,586	241,315
Matson, Inc.	6,896	293,976
Ultrapetrol Bahamas, Ltd. (I)(L)	15,837	1,663
		544,735
Professional services - 1.0%
CBIZ, Inc. (I)	10,531	103,836
CDI Corp.	4,408	29,798
CRA International, Inc. (I)	2,371	44,219
Franklin Covey Company (I)	830	13,894
FTI Consulting, Inc. (I)	7,438	257,801
GP Strategies Corp. (I)	750	18,833
Heidrick & Struggles International, Inc.	4,283	116,583
Hill International, Inc. (I)	9,256	35,913
Huron Consulting Group, Inc. (I)	1,108	65,815
ICF International, Inc. (I)	4,587	163,114
Kelly Services, Inc., Class A	6,833	110,353
Korn/Ferry International	8,952	297,027
ManpowerGroup, Inc.	3,868	326,034
Mistras Group, Inc. (I)	781	14,909
Navigant Consulting, Inc. (I)	9,227	148,186
Pendrell Corp. (I)	4,870	2,440
RCM Technologies, Inc.	300	1,650
Resources Connection, Inc.	9,420	153,923
RPX Corp. (I)	4,949	54,439
TrueBlue, Inc. (I)	1,599	41,190
VSE Corp.	1,317	81,891
		2,081,848
Road and rail - 2.6%
AMERCO	1,602	623,979
ArcBest Corp.	3,836	82,052
Avis Budget Group, Inc. (I)	12,123	439,944
Celadon Group, Inc.	51,855	512,846
Covenant Transportation
Group, Inc., Class A (I)	2,929	55,329
Genesee & Wyoming, Inc., Class A (I)	1,285	68,992
133

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Heartland Express, Inc. (L)	47,638	$810,799
Knight Transportation, Inc.	5,827	141,188
Landstar System, Inc.	16,964	994,939
Marten Transport, Ltd.	7,428	131,476
Old Dominion Freight Line, Inc. (I)	19,428	1,147,612
P.A.M. Transportation Services, Inc. (I)	1,626	44,861
Patriot Transportation Holding, Inc. (I)	450	10,440
Providence and Worcester Railroad Company	815	11,280
Roadrunner Transportation Systems, Inc. (I)	600	5,658
Ryder System, Inc.	7,723	438,898
Saia, Inc. (I)	3,963	88,177
USA Truck, Inc. (I)	2,076	36,226
Werner Enterprises, Inc.	5,765	134,843
		5,779,539
Trading companies and distributors - 0.9%
Air Lease Corp.	8,630	288,932
Applied Industrial Technologies, Inc.	3,869	156,656
Beacon Roofing Supply, Inc. (I)	3,873	159,490
CAI International, Inc. (I)	3,456	34,836
GATX Corp.	6,698	285,000
H&E Equipment Services, Inc.	786	13,739
Houston Wire & Cable Company	3,039	16,046
Kaman Corp.	2,465	100,597
Lawson Products, Inc. (I)	1,291	30,145
MRC Global, Inc. (I)	4,233	54,606
MSC Industrial Direct Company, Inc., Class A	617	34,719
Rush Enterprises, Inc., Class A (I)	5,802	127,006
Rush Enterprises, Inc., Class B (I)(L)	12,598	275,896
TAL International Group, Inc. (I)	5,250	83,475
Titan Machinery, Inc. (I)(L)	2,816	30,779
Transcat, Inc. (I)	1,532	15,228
United Rentals, Inc. (I)	2,153	156,179
WESCO International, Inc. (I)	2,499	109,156
Willis Lease Finance Corp. (I)	406	8,161
		1,980,646
Transportation infrastructure - 0.0%
Wesco Aircraft Holdings, Inc. (I)	8,691	104,031
		40,429,557
Information technology - 16.4%
Communications equipment - 1.3%
ADTRAN, Inc.	1,257	21,646
ARRIS Group, Inc. (I)	52,379	1,601,226
Bel Fuse, Inc., Class B	1,641	28,373
Black Box Corp.	2,530	24,111
Communications Systems, Inc.	1,800	13,986
Comtech Telecommunications Corp.	3,221	64,710
Digi International, Inc. (I)	4,813	54,772
EchoStar Corp., Class A (I)	6,591	257,774
Finisar Corp. (I)	9,148	133,012
Harmonic, Inc. (I)	1,802	7,334
Ixia (I)	2,429	30,192
NETGEAR, Inc. (I)	3,913	163,994
Oclaro, Inc. (I)(L)	5,040	17,539
Optical Cable Corp.	931	2,653
Polycom, Inc. (I)	17,453	219,733
RELM Wireless Corp. (I)	2,100	8,274
TESSCO Technologies, Inc.	1,750	34,073
Viavi Solutions, Inc. (I)	4,961	30,212
Westell Technologies, Inc., Class A (I)	8,500	10,710
		2,724,324

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components - 3.8%
ADDvantage Technologies Group, Inc. (I)	428	$766
Anixter International, Inc. (I)	1,558	94,088
Arrow Electronics, Inc. (I)	10,670	578,101
Avnet, Inc.	14,296	612,441
AVX Corp.	27,639	335,537
Belden, Inc.	14,288	681,252
Benchmark Electronics, Inc. (I)	6,843	141,445
Checkpoint Systems, Inc.	9,467	59,358
Coherent, Inc. (I)	2,292	149,232
CTS Corp.	4,099	72,306
Daktronics, Inc.	1,238	10,795
DTS, Inc. (I)	90	2,032
Electro Rent Corp.	3,773	34,712
Electro Scientific Industries, Inc. (I)	4,104	21,300
ePlus, Inc. (I)	1,364	127,207
Fabrinet (I)	5,079	120,982
Flextronics International, Ltd. (I)	30,747	344,674
Frequency Electronics, Inc. (I)	1,783	18,935
II-VI, Inc. (I)	6,455	119,805
Ingram Micro, Inc., Class A	18,023	547,539
Insight Enterprises, Inc. (I)	6,853	172,147
Iteris, Inc. (I)	8,054	17,316
Itron, Inc. (I)	1,405	50,833
Jabil Circuit, Inc.	16,867	392,832
Kemet Corp. (I)	10,443	24,750
Key Tronic Corp. (I)	1,900	14,440
Kimball Electronics, Inc. (I)	5,006	55,016
Mercury Systems, Inc. (I)	8,122	149,120
Methode Electronics, Inc.	2,095	66,684
Multi-Fineline Electronix, Inc. (I)	3,796	78,501
Napco Security Technologies, Inc. (I)	1,164	6,868
Newport Corp. (I)	5,207	82,635
OSI Systems, Inc. (I)	1,292	114,549
PAR Technology Corp. (I)	3,132	21,078
Park Electrochemical Corp.	3,038	45,752
PC Connection, Inc.	4,352	98,529
PCM, Inc. (I)	3,055	30,336
Plexus Corp. (I)	3,089	107,868
Radisys Corp. (I)	5,279	14,623
RF Industries, Ltd.	120	527
Richardson Electronics, Ltd.	2,384	13,517
Rofin-Sinar Technologies, Inc. (I)	4,747	127,125
Rogers Corp. (I)	2,200	113,454
Sanmina Corp. (I)	12,969	266,902
ScanSource, Inc. (I)	2,542	81,903
SMTC Corp. (I)	490	760
SYNNEX Corp.	2,067	185,885
Tech Data Corp. (I)	23,116	1,534,440
TTM Technologies, Inc. (I)	21,096	137,335
Vicon Industries, Inc. (I)	126	222
Vishay Intertechnology, Inc.	18,624	224,419
Vishay Precision Group, Inc. (I)	2,886	32,670
		8,335,543
Internet software and services - 0.4%
Actua Corp. (I)	295	3,378
Bankrate, Inc. (I)	9,842	130,899
Blucora, Inc. (I)	6,814	66,777
DHI Group, Inc. (I)	7,855	72,030
EarthLink Holdings Corp.	15,906	118,182
InterActiveCorp	618	37,111
Internap Corp. (I)	3,547	22,701
IntraLinks Holdings, Inc. (I)	1,106	10,031
Limelight Networks, Inc. (I)	7,903	11,538
134

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Monster Worldwide, Inc. (I)	28,794	$164,990
RealNetworks, Inc. (I)	3,943	16,758
Reis, Inc.	300	7,119
TechTarget, Inc. (I)	8,844	71,017
TheStreet, Inc.	4,157	6,236
XO Group, Inc. (I)	3,146	50,525
		789,292
IT services - 2.4%
Acxiom Corp. (I)	4,571	95,625
CACI International, Inc., Class A (I)	6,832	633,873
Ciber, Inc. (I)	13,394	47,013
Computer Sciences Corp.	1,063	34,739
Convergys Corp.	11,544	287,330
CSG Systems International, Inc.	1,179	42,420
Datalink Corp. (I)	2,596	17,653
DST Systems, Inc.	10,277	1,172,195
Everi Holdings, Inc. (I)	1,664	7,305
ExlService Holdings, Inc. (I)	664	29,834
Jack Henry & Associates, Inc.	14,469	1,129,450
Luxoft Holding, Inc. (I)	13,954	1,076,272
ManTech International Corp., Class A	4,529	136,957
ModusLink Global Solutions, Inc. (I)	7,816	19,384
NCI, Inc., Class A	2,106	28,747
Perficient, Inc. (I)	2,608	44,649
StarTek, Inc. (I)	3,143	11,252
Sykes Enterprises, Inc. (I)	8,596	264,585
TeleTech Holdings, Inc.	1,419	39,604
The Hackett Group, Inc.	7,525	120,927
		5,239,814
Semiconductors and semiconductor equipment - 4.0%
Advanced Energy Industries, Inc. (I)	410	11,574
Alpha & Omega Semiconductor, Ltd. (I)	4,513	41,474
Amkor Technology, Inc. (I)	9,473	57,596
Axcelis Technologies, Inc. (I)	27,071	70,114
AXT, Inc. (I)	4,229	10,488
Brooks Automation, Inc.	15,547	166,042
Cabot Microelectronics Corp. (I)	782	34,236
Cascade Microtech, Inc. (I)	1,892	30,745
Cirrus Logic, Inc. (I)	4,971	146,794
Cohu, Inc.	4,192	50,597
Cree, Inc. (I)(L)	2,935	78,276
Diodes, Inc. (I)	1,789	41,111
DSP Group, Inc. (I)	1,726	16,293
Entegris, Inc. (I)	95,465	1,266,821
Fairchild Semiconductor International, Inc. (I)	70,286	1,455,623
First Solar, Inc. (I)	11,098	732,357
FormFactor, Inc. (I)	63	567
GigOptix, Inc. (I)	931	2,830
GSI Technology, Inc. (I)	3,507	13,046
Intersil Corp., Class A	83,177	1,061,339
IXYS Corp.	7,588	95,836
Kulicke & Soffa Industries, Inc. (I)	13,705	159,937
MaxLinear, Inc., Class A (I)	2,169	31,949
Microsemi Corp. (I)	35,855	1,168,514
MKS Instruments, Inc.	8,588	309,168
NeoPhotonics Corp. (I)	5,504	59,773
OmniVision Technologies, Inc. (I)	6,306	183,000
ON Semiconductor Corp. (I)	4,978	48,784
Photronics, Inc. (I)	13,726	170,889
PMC-Sierra, Inc. (I)	10,841	125,972
Rudolph Technologies, Inc. (I)	4,330	61,573
Sigma Designs, Inc. (I)	7,902	49,941

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Tessera Technologies, Inc.	34,923	$1,048,039
Ultra Clean Holdings, Inc. (I)	1,700	8,704
		8,810,002
Software - 3.4%
Barracuda Networks, Inc. (I)	41,434	773,987
Blackbaud, Inc.	18,671	1,229,672
Bottomline Technologies, Inc. (I)	31,863	947,287
Epiq Systems, Inc.	7,845	102,534
GSE Systems, Inc. (I)	2,016	4,838
Mentor Graphics Corp.	683	12,581
MicroStrategy, Inc., Class A (I)	5,942	1,065,341
Progress Software Corp. (I)	4,805	115,320
Rovi Corp. (I)	5,220	86,965
Seachange International, Inc. (I)	5,428	36,585
SS&C Technologies Holdings, Inc.	15,769	1,076,550
Take-Two Interactive Software, Inc. (I)	33,210	1,157,036
Telenav, Inc. (I)	3,350	19,062
Verint Systems, Inc. (I)	19,969	809,943
Zynga, Inc., Class A (I)	25,035	67,094
		7,504,795
Technology hardware, storage and peripherals - 1.1%
Astro-Med, Inc.	1,439	20,794
Cray, Inc. (I)	44,235	1,435,426
Electronics For Imaging, Inc. (I)	5,466	255,481
Hutchinson Technology, Inc. (I)	5,052	18,137
Imation Corp. (I)	6,288	8,615
Lexmark International, Inc., Class A	9,625	312,331
QLogic Corp. (I)	17,751	216,562
Super Micro Computer, Inc. (I)	4,794	117,501
		2,384,847
		35,788,617
Materials - 5.6%
Chemicals - 2.5%
A. Schulman, Inc.	4,138	126,788
Airgas, Inc.	1,746	241,507
Albemarle Corp.	5,277	295,565
Axiall Corp.	5,489	84,531
Cabot Corp.	9,032	369,228
Calgon Carbon Corp.	2,524	43,539
Chase Corp.	1,174	47,817
Chemtura Corp. (I)	6,621	180,555
Core Molding Technologies, Inc. (I)	1,000	12,830
FutureFuel Corp.	6,696	90,396
Hawkins, Inc.	330	11,804
HB Fuller Company	3,977	145,041
Huntsman Corp.	16,404	186,513
Innophos Holdings, Inc.	1,309	37,935
Innospec, Inc.	1,994	108,294
Intrepid Potash, Inc. (I)	800	2,360
KMG Chemicals, Inc.	1,101	25,345
Kraton Performance Polymers, Inc. (I)	7,990	132,714
LSB Industries, Inc. (I)	567	4,111
Minerals Technologies, Inc.	23,026	1,055,972
Olin Corp.	3,725	64,294
OMNOVA Solutions, Inc. (I)	6,574	40,299
PolyOne Corp.	30,776	977,446
Sensient Technologies Corp.	19,456	1,222,226
Stepan Company	207	10,286
Trecora Resources (I)	2,774	34,370
Tredegar Corp.	508	6,919
135

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Tronox, Ltd., Class A	6,193	$24,215
		5,582,900
Construction materials - 0.4%
Eagle Materials, Inc.	13,820	835,143
United States Lime & Minerals, Inc.	839	46,111
		881,254
Containers and packaging - 0.9%
Bemis Company, Inc.	1,366	61,047
Graphic Packaging Holding Company	124,326	1,595,103
Greif, Inc., Class A	785	24,186
Myers Industries, Inc.	1,220	16,250
Sonoco Products Company	7,355	300,599
		1,997,185
Metals and mining - 1.3%
Allegheny Technologies, Inc.	1,250	14,063
AM Castle & Company (I)(L)	4,342	6,904
Ampco-Pittsburgh Corp.	1,644	16,867
Carpenter Technology Corp.	2,122	64,233
Century Aluminum Company (I)(L)	12,885	56,952
Coeur Mining, Inc. (I)(L)	10,600	26,288
Commercial Metals Company	11,325	155,039
Ferroglobe PLC	1,167	12,545
Friedman Industries, Inc.	1,511	8,341
Haynes International, Inc.	21,758	798,301
Kaiser Aluminum Corp.	1,245	104,157
Materion Corp.	3,233	90,524
Olympic Steel, Inc.	2,383	27,595
Reliance Steel & Aluminum Company	10,960	634,694
Schnitzer Steel Industries, Inc., Class A	5,182	74,465
Steel Dynamics, Inc.	25,728	459,759
SunCoke Energy, Inc.	6,433	22,323
Synalloy Corp.	2,039	14,028
TimkenSteel Corp.	248	2,078
United States Steel Corp. (L)	14,836	118,391
Universal Stainless & Alloy Products, Inc. (I)	1,562	14,511
Worthington Industries, Inc.	1,932	58,230
		2,780,288
Paper and forest products - 0.5%
Boise Cascade Company (I)	2,384	60,864
Clearwater Paper Corp. (I)	1,959	89,193
Domtar Corp.	8,539	315,516
KapStone Paper and Packaging Corp.	10,420	235,388
Mercer International, Inc.	10,058	91,025
PH Glatfelter Company	4,610	85,008
Resolute Forest Products, Inc. (I)	9,682	73,293
Schweitzer-Mauduit International, Inc.	1,254	52,655
		1,002,942
		12,244,569
Telecommunication services - 1.4%
Diversified telecommunication services - 1.0%
Atlantic Tele-Network, Inc.	1,524	119,223
Consolidated Communications Holdings, Inc.	701	14,686
Frontier Communications Corp.	129,912	606,689
General Communication, Inc., Class A (I)	7,302	144,434
Hawaiian Telcom Holdco, Inc. (I)	2,368	58,868
Iridium Communications, Inc. (I)(L)	135,511	1,139,648
Vonage Holdings Corp. (I)	30,776	176,654
Windstream Holdings, Inc. (L)	4,322	27,834
		2,288,036

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Wireless telecommunication services - 0.4%
Boingo Wireless, Inc. (I)	2,905	$19,231
Leap Wireless International, Inc. (I)	8,053	20,294
Shenandoah Telecommunications Company	3,659	157,520
Spok Holdings, Inc.	5,172	94,751
Telephone & Data Systems, Inc.	14,912	386,072
United States Cellular Corp. (I)	4,616	188,379
		866,247
		3,154,283
Utilities - 0.9%
Gas utilities - 0.7%
UGI Corp.	46,295	1,562,919
Independent power and renewable electricity producers - 0.2%
Calpine Corp. (I)	3,673	53,148
NRG Energy, Inc.	2,785	32,779
Ormat Technologies, Inc.	9,116	332,461
		418,388
Water utilities - 0.0%
Consolidated Water Company, Ltd.	3,558	43,550
		2,024,857
TOTAL COMMON STOCKS (Cost $203,455,322)		$215,970,265

CONVERTIBLE BONDS - 0.0%
Health care - 0.0%
Catalyst Biosciences, Inc., 0.000%
02/19/2018 (I)	$5,997	$2,042
TOTAL CONVERTIBLE BONDS (Cost $5,997)		$2,042

WARRANTS - 0.0%
Magnum Hunter Resources Corp. (Expiration
Date: 04/15/2016; Strike Price: $8.50) (I)	805	0
TOTAL WARRANTS (Cost $855)		$0

SECURITIES LENDING COLLATERAL - 3.3%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	725,861	7,262,089
TOTAL SECURITIES LENDING
COLLATERAL (Cost $7,262,237)		$7,262,089

SHORT-TERM INVESTMENTS - 1.1%
Money market funds - 1.1%
State Street Institutional Liquid Reserves
Fund, 0.2259% (Y)	2,319,262	$2,319,262
TOTAL SHORT-TERM INVESTMENTS (Cost $2,319,262)		$2,319,262
Total Investments (Small Cap Opportunities Trust)
(Cost $213,043,673) - 103.2%		$225,553,658
Other assets and liabilities, net - (3.2%)		(7,051,442)
TOTAL NET ASSETS - 100.0%		$218,502,216
136

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 97.1%
Consumer discretionary - 7.3%
Auto components - 0.2%
Horizon Global Corp. (I)	99,774	$1,034,656
Household durables - 1.4%
Helen of Troy, Ltd. (I)	97,420	9,181,836
Multiline retail - 1.5%
Fred’s, Inc., Class A	616,312	10,089,027
Specialty retail - 4.2%
Ascena Retail Group, Inc. (I)	765,320	7,538,402
CST Brands, Inc.	12,240	479,074
DSW, Inc., Class A	228,220	5,445,329
Stage Stores, Inc. (L)	513,469	4,677,703
The Cato Corp., Class A	253,326	9,327,463
		27,467,971
		47,773,490
Consumer staples - 4.3%
Beverages - 1.3%
C&C Group PLC	2,115,427	8,520,377
Food products - 3.0%
Cranswick PLC	348,377	9,843,843
Post Holdings, Inc. (I)	151,140	9,325,338
		19,169,181
		27,689,558
Energy - 6.0%
Energy equipment and services - 2.0%
Era Group, Inc. (I)	271,877	3,031,429
SEACOR Holdings, Inc. (I)(L)	147,548	7,755,123
Tesco Corp.	329,758	2,387,448
		13,174,000
Oil, gas and consumable fuels - 4.0%
Diamondback Energy, Inc. (I)	5,436	363,668
Dorian LPG, Ltd. (I)(L)	452,150	5,321,806
RSP Permian, Inc. (I)	375,260	9,152,591
Scorpio Tankers, Inc.	1,408,010	11,292,240
		26,130,305
		39,304,305
Financials - 21.4%
Banks - 13.3%
First Busey Corp.	290,083	5,984,412
First Midwest Bancorp, Inc.	637,811	11,754,857
First Niagara Financial Group, Inc.	743,002	8,061,572
Flushing Financial Corp.	311,416	6,739,042
Great Western Bancorp, Inc.	301,716	8,755,798
Hancock Holding Company	290,970	7,323,715
International Bancshares Corp.	481,404	12,372,083
MB Financial, Inc.	301,068	9,745,571
Webster Financial Corp.	428,700	15,943,353
		86,680,403
Capital markets - 0.9%
Ares Capital Corp.	18,686	266,276
Solar Capital, Ltd.	328,865	5,403,252
		5,669,528
Insurance - 2.4%
Alleghany Corp. (I)	1,108	529,546
AMERISAFE, Inc.	60,280	3,068,252
Assured Guaranty, Ltd.	9,050	239,192
Primerica, Inc.	222,610	10,513,870

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Reinsurance Group of America, Inc.	5,700	$487,635
White Mountains Insurance Group, Ltd.	600	436,086
		15,274,581
Real estate investment trusts - 3.1%
DiamondRock Hospitality Company	546,118	5,270,039
Education Realty Trust, Inc.	218,563	8,279,166
Kite Realty Group Trust	9,500	246,335
Mid-America Apartment Communities, Inc.	4,130	375,045
Summit Hotel Properties, Inc.	518,199	6,192,478
		20,363,063
Thrifts and mortgage finance - 1.7%
Northwest Bancshares, Inc. (L)	823,150	11,021,979
		139,009,554
Health care - 11.3%
Health care equipment and supplies - 3.6%
Haemonetics Corp. (I)	257,830	8,312,439
ICU Medical, Inc. (I)	45,926	5,179,534
STERIS PLC	130,710	9,847,691
		23,339,664
Health care providers and services - 1.6%
Amsurg Corp. (I)	65,490	4,977,240
CorVel Corp. (I)	119,030	5,227,798
		10,205,038
Health care technology - 3.6%
Allscripts Healthcare Solutions, Inc. (I)	773,060	11,889,663
MedAssets, Inc. (I)	369,920	11,445,325
		23,334,988
Life sciences tools and services - 1.8%
Charles River
Laboratories International, Inc. (I)	148,900	11,970,071
Pharmaceuticals - 0.7%
Phibro Animal Health Corp., Class A	164,510	4,956,686
		73,806,447
Industrials - 30.9%
Aerospace and defense - 2.1%
Cubic Corp.	288,620	13,637,295
Air freight and logistics - 0.8%
Forward Air Corp.	3,600	154,836
UTi Worldwide, Inc. (I)	717,010	5,040,580
		5,195,416
Building products - 1.4%
Tyman PLC	2,054,200	9,199,399
Commercial services and supplies - 9.4%
ACCO Brands Corp. (I)	1,118,230	7,972,980
Clean Harbors, Inc. (I)	6,630	276,140
Essendant, Inc.	360,408	11,716,864
G&K Services, Inc., Class A	250,140	15,733,806
Matthews International Corp., Class A	181,670	9,710,262
SP Plus Corp. (I)	434,118	10,375,420
Steelcase, Inc., Class A	357,200	5,322,280
		61,107,752
Construction and engineering - 1.2%
Primoris Services Corp.	354,570	7,811,177
Electrical equipment - 2.2%
Babcock & Wilcox Enterprises, Inc. (I)	356,750	7,445,373
137

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Thermon Group Holdings, Inc. (I)	423,040	$7,157,837
		14,603,210
Industrial conglomerates - 0.1%
Carlisle Companies, Inc.	4,206	373,030
Machinery - 8.7%
Albany International Corp., Class A	367,004	13,413,995
CIRCOR International, Inc.	124,152	5,233,007
ESCO Technologies, Inc.	243,142	8,787,152
Luxfer Holdings PLC, ADR	405,325	3,988,398
Mueller Industries, Inc.	520,050	14,093,355
TriMas Corp. (I)	594,991	11,096,582
		56,612,489
Professional services - 3.6%
FTI Consulting, Inc. (I)	291,525	10,104,257
Huron Consulting Group, Inc. (I)	101,670	6,039,198
Mistras Group, Inc. (I)	382,104	7,294,365
		23,437,820
Trading companies and distributors - 1.4%
GATX Corp.	219,260	9,329,513
		201,307,101
Information technology - 8.1%
Electronic equipment, instruments and components - 5.4%
Belden, Inc.	265,159	12,642,781
Coherent, Inc. (I)	112,860	7,348,315
CTS Corp.	314,550	5,548,662
Keysight Technologies, Inc. (I)	9,380	265,735
ScanSource, Inc. (I)	288,040	9,280,649
		35,086,142
IT services - 1.1%
Forrester Research, Inc.	260,443	7,417,417
Semiconductors and semiconductor equipment - 0.1%
Maxim Integrated Products, Inc.	12,270	466,260
Technology hardware, storage and peripherals - 1.5%
Diebold, Inc.	319,650	9,618,269
		52,588,088
Materials - 4.1%
Chemicals - 1.9%
Sensient Technologies Corp.	193,160	12,134,311
Containers and packaging - 0.9%
AptarGroup, Inc.	3,388	246,138
Greif, Inc., Class A	191,650	5,904,737
		6,150,875
Paper and forest products - 1.3%
Deltic Timber Corp.	144,846	8,527,084
		26,812,270
Utilities - 3.7%
Electric utilities - 0.0%
Westar Energy, Inc.	5,420	229,862
Gas utilities - 3.7%
Atmos Energy Corp.	4,390	276,746
New Jersey Resources Corp.	167,068	5,506,561
The Laclede Group, Inc.	154,220	9,162,210
UGI Corp.	14,290	482,430

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Gas utilities (continued)
WGL Holdings, Inc.	134,940	$8,499,871
		23,927,818
		24,157,680
TOTAL COMMON STOCKS (Cost $521,957,058)		$632,448,493

SECURITIES LENDING COLLATERAL - 1.2%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	805,951	8,063,376
TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,063,530)		$8,063,376

SHORT-TERM INVESTMENTS - 3.3%
Repurchase agreement - 3.3%
Bank of America Tri-Party Repurchase
Agreement dated 12/31/2015 at 0.300% to
be repurchased at $21,400,713 on
01/04/2016, collateralized by $20,895,784
Government National Mortgage Association,
3.500% due 03/20/2045 (valued at
$21,828,001, including interest)	$21,400,000	$21,400,000
TOTAL SHORT-TERM INVESTMENTS (Cost $21,400,000)		$21,400,000
Total Investments (Small Cap Value Trust)
(Cost $551,420,588) - 101.6%		$661,911,869
Other assets and liabilities, net - (1.6%)		(10,477,823)
TOTAL NET ASSETS - 100.0%		$651,434,046

Small Company Growth Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.2%
Consumer discretionary - 15.3%
Auto components - 0.9%
Visteon Corp. (I)	8,900	$1,019,050
Distributors - 1.0%
Pool Corp.	13,921	1,124,538
Hotels, restaurants and leisure - 7.3%
BJ’s Restaurants, Inc. (I)	17,872	776,896
Brinker International, Inc.	15,100	724,045
Choice Hotels International, Inc.	4,593	231,533
Domino’s Pizza, Inc.	8,711	969,099
Dunkin’ Brands Group, Inc.	18,486	787,319
Jack in the Box, Inc.	12,564	963,784
Penn National Gaming, Inc. (I)	52,687	844,046
Texas Roadhouse, Inc.	25,702	919,361
The Cheesecake Factory, Inc.	16,203	747,120
Vail Resorts, Inc.	8,932	1,143,207
		8,106,410
Household durables - 0.7%
CalAtlantic Group, Inc.	19,469	738,264
Internet and catalog retail - 0.5%
Expedia, Inc.	4,825	599,784
Leisure products - 0.8%
Brunswick Corp.	17,499	883,874
138

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media - 0.8%
IMAX Corp. (I)	24,970	$887,434
Specialty retail - 1.0%
DSW, Inc., Class A	22,763	543,125
Five Below, Inc. (I)	18,864	605,534
		1,148,659
Textiles, apparel and luxury goods - 2.3%
Carter’s, Inc.	9,268	825,130
G-III Apparel Group, Ltd. (I)	23,305	1,031,479
Steven Madden, Ltd. (I)	25,584	773,148
		2,629,757
		17,137,770
Consumer staples - 1.7%
Food products - 1.7%
B&G Foods, Inc.	21,688	759,514
Lancaster Colony Corp.	9,819	1,133,702
		1,893,216
		1,893,216
Energy - 1.8%
Energy equipment and services - 1.0%
Dril-Quip, Inc. (I)	9,084	538,045
Patterson-UTI Energy, Inc.	37,485	565,274
		1,103,319
Oil, gas and consumable fuels - 0.8%
Energen Corp.	11,823	484,625
Laredo Petroleum, Inc. (I)(L)	58,944	470,963
		955,588
		2,058,907
Financials - 7.6%
Banks - 4.6%
BankUnited, Inc.	22,855	824,151
Cathay General Bancorp	29,778	932,942
Cullen/Frost Bankers, Inc.	12,075	724,500
Hancock Holding Company	23,043	579,992
Home BancShares, Inc.	24,653	998,940
SVB Financial Group (I)	8,859	1,053,335
		5,113,860
Capital markets - 1.0%
Janus Capital Group, Inc.	49,458	696,863
WisdomTree Investments, Inc. (L)	28,926	453,560
		1,150,423
Diversified financial services - 0.6%
MarketAxess Holdings, Inc.	5,914	659,943
Insurance - 0.8%
American Equity Investment Life
Holding Company	35,203	845,928
Real estate investment trusts - 0.6%
Corrections Corp. of America	26,411	699,627
		8,469,781
Health care - 25.4%
Biotechnology - 7.6%
ACADIA Pharmaceuticals, Inc. (I)	14,732	525,196
Alnylam Pharmaceuticals, Inc. (I)	5,408	509,109
Anacor Pharmaceuticals, Inc. (I)	8,217	928,274
Cepheid, Inc. (I)	17,506	639,494
Enanta Pharmaceuticals, Inc. (I)	11,301	373,159

Small Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Exelixis, Inc. (I)(L)	98,268	$554,232
Halozyme Therapeutics, Inc. (I)	32,591	564,802
Incyte Corp. (I)	7,879	854,478
Momenta Pharmaceuticals, Inc. (I)	53,909	800,010
Neurocrine Biosciences, Inc. (I)	21,800	1,233,226
Repligen Corp. (I)	23,621	668,238
Seattle Genetics, Inc. (I)	18,350	823,548
		8,473,766
Health care equipment and supplies - 5.2%
Alere, Inc. (I)	10,926	427,097
DexCom, Inc. (I)	19,378	1,587,058
Hill-Rom Holdings, Inc.	19,299	927,510
NuVasive, Inc. (I)	17,397	941,352
NxStage Medical, Inc. (I)	40,513	887,640
Sirona Dental Systems, Inc. (I)	9,474	1,038,066
		5,808,723
Health care providers and services - 5.8%
Chemed Corp.	10,542	1,579,192
Community Health Systems, Inc. (I)	20,425	541,875
Envision Healthcare Holdings, Inc. (I)	23,080	599,388
HealthEquity, Inc. (I)	26,489	664,079
HealthSouth Corp.	23,559	820,089
Select Medical Holdings Corp.	59,521	708,895
VCA, Inc. (I)	27,943	1,536,865
		6,450,383
Health care technology - 0.2%
HMS Holdings Corp. (I)	16,408	202,475
Life sciences tools and services - 3.9%
Affymetrix, Inc. (I)(L)	62,615	631,785
Bio-Techne Corp.	9,464	851,760
PAREXEL International Corp. (I)	13,029	887,535
PerkinElmer, Inc.	17,952	961,689
VWR Corp. (I)	36,533	1,034,249
		4,367,018
Pharmaceuticals - 2.7%
Catalent, Inc. (I)	31,860	797,456
Impax Laboratories, Inc. (I)	13,653	583,802
Nektar Therapeutics (I)	65,233	1,099,176
Prestige Brands Holdings, Inc. (I)	10,901	561,183
		3,041,617
		28,343,982
Industrials - 13.4%
Aerospace and defense - 1.6%
Hexcel Corp.	18,930	879,299
TransDigm Group, Inc. (I)	3,846	878,619
		1,757,918
Air freight and logistics - 0.7%
Forward Air Corp.	18,977	816,201
Building products - 1.5%
AO Smith Corp.	10,767	824,860
Masonite International Corp. (I)	13,350	817,421
		1,642,281
Commercial services and supplies - 1.4%
Pitney Bowes, Inc.	42,431	876,200
Steelcase, Inc., Class A	49,302	734,600
		1,610,800
139

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electrical equipment - 1.5%
Acuity Brands, Inc.	7,175	$1,677,515
Machinery - 2.4%
ITT Corp.	23,621	857,915
WABCO Holdings, Inc. (I)	9,922	1,014,624
Wabtec Corp.	11,838	841,919
		2,714,458
Marine - 0.6%
Kirby Corp. (I)	13,106	689,638
Professional services - 0.7%
CEB, Inc.	11,840	726,858
Road and rail - 2.1%
Knight Transportation, Inc.	38,104	923,260
Old Dominion Freight Line, Inc. (I)	13,930	822,845
Swift Transportation Company (I)(L)	40,298	556,918
		2,303,023
Trading companies and distributors - 0.9%
Watsco, Inc.	8,785	1,028,987
		14,967,679
Information technology - 26.9%
Communications equipment - 1.7%
ARRIS Group, Inc. (I)	38,744	1,184,404
Infinera Corp. (I)	42,156	763,867
		1,948,271
Electronic equipment, instruments and components - 1.6%
Cognex Corp.	20,574	694,784
SYNNEX Corp.	11,700	1,052,181
		1,746,965
Internet software and services - 1.9%
CoStar Group, Inc. (I)	7,689	1,589,239
Pandora Media, Inc. (I)	40,551	543,789
		2,133,028
IT services - 2.4%
Booz Allen Hamilton Holding Corp.	35,909	1,107,793
EPAM Systems, Inc. (I)	20,228	1,590,325
		2,698,118
Semiconductors and semiconductor equipment - 5.1%
Atmel Corp.	116,754	1,005,252
Cavium, Inc. (I)	14,461	950,232
MKS Instruments, Inc.	23,995	863,820
Monolithic Power Systems, Inc.	18,344	1,168,696
Power Integrations, Inc.	16,987	826,078
Silicon Laboratories, Inc. (I)	17,054	827,801
		5,641,879
Software - 13.3%
Aspen Technology, Inc. (I)	23,106	872,483
CommVault Systems, Inc. (I)	19,552	769,371
Fair Isaac Corp.	9,907	933,041
Guidewire Software, Inc. (I)	18,911	1,137,686
Interactive Intelligence Group, Inc. (I)	14,591	458,449
Manhattan Associates, Inc. (I)	35,872	2,373,650
Mentor Graphics Corp.	37,185	684,948
MicroStrategy, Inc., Class A (I)	6,200	1,111,598
Proofpoint, Inc. (I)	15,619	1,015,391
Qlik Technologies, Inc. (I)	30,337	960,469
Qualys, Inc. (I)	22,298	737,841
SolarWinds, Inc. (I)	19,163	1,128,701
Take-Two Interactive Software, Inc. (I)	24,974	870,094

Small Company Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
The Ultimate Software Group, Inc. (I)	6,195	$1,211,184
Verint Systems, Inc. (I)	15,028	609,536
		14,874,442
Technology hardware, storage and peripherals - 0.9%
Cray, Inc. (I)	30,967	1,004,879
		30,047,582
Materials - 2.7%
Chemicals - 0.8%
PolyOne Corp.	27,013	857,933
Construction materials - 0.8%
Martin Marietta Materials, Inc.	6,648	907,984
Containers and packaging - 0.8%
Berry Plastics Group, Inc. (I)	24,715	894,189
Metals and mining - 0.3%
Carpenter Technology Corp.	11,843	358,488
		3,018,594
Telecommunication services - 1.4%
Wireless telecommunication services - 1.4%
SBA Communications Corp., Class A (I)	14,494	1,522,885
TOTAL COMMON STOCKS (Cost $89,347,235)		$107,460,396

SECURITIES LENDING COLLATERAL - 1.7%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	194,414	1,945,069
TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,945,035)		$1,945,069

SHORT-TERM INVESTMENTS - 3.8%
Money market funds - 3.8%
State Street Institutional Liquid Reserves
Fund, 0.2259% (Y)	4,203,077	$4,203,077
TOTAL SHORT-TERM INVESTMENTS (Cost $4,203,077)		$4,203,077
Total Investments (Small Company Growth Trust)
(Cost $95,495,347) - 101.7%		$113,608,542
Other assets and liabilities, net - (1.7%)		(1,896,765)
TOTAL NET ASSETS - 100.0%		$111,711,777

Small Company Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 97.6%
Consumer discretionary - 11.6%
Auto components - 1.7%
Dorman Products, Inc. (I)	46,300	$2,197,862
Drew Industries, Inc.	47,900	2,916,631
		5,114,493
Distributors - 1.1%
Pool Corp.	39,300	3,174,654
Diversified consumer services - 0.7%
American Public Education, Inc. (I)	48,100	895,141
Capella Education Company	25,000	1,155,500
		2,050,641
140

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure - 0.6%
Interval Leisure Group, Inc.	64,100	$1,000,601
Red Robin Gourmet Burgers, Inc. (I)	13,800	852,012
		1,852,613
Household durables - 2.2%
Cavco Industries, Inc. (I)	22,600	1,882,806
CSS Industries, Inc.	52,600	1,492,788
Ethan Allen Interiors, Inc.	63,900	1,777,698
Meritage Homes Corp. (I)	39,100	1,329,009
		6,482,301
Media - 1.5%
Cable One, Inc.	2,600	1,127,516
New Media Investment Group, Inc.	114,100	2,220,385
Scholastic Corp.	31,600	1,218,496
		4,566,397
Multiline retail - 0.5%
Fred’s, Inc., Class A	82,000	1,342,340
Specialty retail - 2.0%
Aaron’s, Inc.	118,600	2,655,454
Party City Holdco, Inc. (I)	55,800	720,378
Pier 1 Imports, Inc. (L)	209,400	1,065,846
Sportsman’s Warehouse Holdings, Inc. (I)	109,700	1,415,130
		5,856,808
Textiles, apparel and luxury goods - 1.3%
Crocs, Inc. (I)	55,900	572,416
Culp, Inc.	64,000	1,630,080
Steven Madden, Ltd. (I)	50,800	1,535,176
		3,737,672
		34,177,919
Consumer staples - 3.2%
Food and staples retailing - 1.3%
PriceSmart, Inc.	29,200	2,423,308
SpartanNash Company	65,520	1,417,853
		3,841,161
Food products - 1.0%
Pinnacle Foods, Inc.	35,400	1,503,084
Post Holdings, Inc. (I)	22,100	1,363,570
		2,866,654
Household products - 0.5%
Energizer Holdings, Inc.	43,600	1,485,016
Tobacco - 0.4%
Vector Group, Ltd. (L)	56,265	1,327,291
		9,520,122
Energy - 3.6%
Energy equipment and services - 1.6%
Atwood Oceanics, Inc. (L)	56,800	581,064
Bristow Group, Inc.	26,500	686,350
RPC, Inc. (L)	122,000	1,457,900
Tesco Corp.	86,300	624,812
TETRA Technologies, Inc. (I)	194,900	1,465,648
		4,815,774
Oil, gas and consumable fuels - 2.0%
Clayton Williams Energy, Inc. (I)(L)	34,700	1,026,079
Matador Resources Company (I)(L)	129,100	2,552,307
PDC Energy, Inc. (I)	25,500	1,361,190
Teekay Tankers, Ltd., Class A	23,000	158,240

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
WPX Energy, Inc. (I)	150,500	$863,870
		5,961,686
		10,777,460
Financials - 34.8%
Banks - 13.3%
BankUnited, Inc.	65,400	2,358,324
BBCN Bancorp, Inc.	124,900	2,150,778
Columbia Banking System, Inc.	98,900	3,215,239
East West Bancorp, Inc.	127,900	5,315,524
Glacier Bancorp, Inc.	114,200	3,029,726
Home BancShares, Inc.	157,100	6,365,692
National Bank Holdings Corp., Class A	99,400	2,124,178
Popular, Inc.	92,400	2,618,616
Prosperity Bancshares, Inc.	30,700	1,469,302
Sandy Spring Bancorp, Inc.	70,000	1,887,200
SVB Financial Group (I)	37,500	4,458,750
Towne Bank (L)	51,200	1,068,544
Wintrust Financial Corp.	67,200	3,260,544
		39,322,417
Capital markets - 2.7%
Hercules Technology Growth Capital, Inc.	174,700	2,129,593
Houlihan Lokey, Inc.	15,600	408,876
Janus Capital Group, Inc.	88,100	1,241,329
Main Street Capital Corp. (L)	40,900	1,189,372
Safeguard Scientifics, Inc. (I)	70,100	1,017,151
TPG Specialty Lending, Inc.	65,000	1,054,300
Waddell & Reed Financial, Inc., Class A	34,100	977,306
		8,017,927
Diversified financial services - 0.5%
Compass Diversified Holdings	95,100	1,511,139
Insurance - 5.0%
Assured Guaranty, Ltd.	58,600	1,548,798
Employers Holdings, Inc.	82,450	2,250,885
National Interstate Corp.	66,900	1,786,230
ProAssurance Corp.	121,600	5,901,248
RenaissanceRe Holdings, Ltd.	7,400	837,606
Safety Insurance Group, Inc.	17,500	986,650
State Auto Financial Corp.	63,000	1,297,170
Third Point Reinsurance, Ltd. (I)	6,900	92,529
		14,701,116
Real estate investment trusts - 10.5%
Acadia Realty Trust	84,600	2,804,490
American Assets Trust, Inc.	20,000	767,000
American Campus Communities, Inc.	49,500	2,046,330
CatchMark Timber Trust, Inc., Class A	79,030	893,829
Cedar Realty Trust, Inc.	252,500	1,787,700
Corporate Office Properties Trust	52,600	1,148,258
Douglas Emmett, Inc.	48,100	1,499,758
First Potomac Realty Trust	152,500	1,738,500
Hatteras Financial Corp.	103,600	1,362,340
Kilroy Realty Corp.	33,200	2,100,896
Kite Realty Group Trust	68,500	1,776,205
LaSalle Hotel Properties	78,000	1,962,480
Potlatch Corp.	52,200	1,578,528
PS Business Parks, Inc.	21,000	1,836,030
Redwood Trust, Inc.	111,200	1,467,840
RLJ Lodging Trust	77,000	1,665,510
Rouse Properties, Inc.	49,000	713,440
Saul Centers, Inc.	41,100	2,107,197
141

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Washington Real Estate Investment Trust	65,400	$1,769,724
		31,026,055
Real estate management and development - 0.3%
Forestar Group, Inc. (I)	62,600	684,844
RE/MAX Holdings, Inc., Class A	8,600	320,780
		1,005,624
Thrifts and mortgage finance - 2.5%
Beneficial Bancorp, Inc. (I)	138,600	1,846,152
Radian Group, Inc.	141,100	1,889,329
United Financial Bancorp, Inc.	135,900	1,750,392
WSFS Financial Corp.	53,400	1,728,024
		7,213,897
		102,798,175
Health care - 7.0%
Health care equipment and supplies - 4.7%
Analogic Corp.	19,700	1,627,220
Atrion Corp.	7,800	2,973,360
Halyard Health, Inc. (I)	70,800	2,365,428
Quidel Corp. (I)	89,200	1,891,040
West Pharmaceutical Services, Inc.	81,400	4,901,908
		13,758,956
Health care providers and services - 2.3%
National HealthCare Corp.	35,550	2,193,435
Select Medical Holdings Corp.	98,000	1,167,180
The Ensign Group, Inc.	29,200	660,796
Triple-S Management Corp., Class B (I)	51,800	1,238,538
WellCare Health Plans, Inc. (I)	20,400	1,595,484
		6,855,433
		20,614,389
Industrials - 15.2%
Aerospace and defense - 0.6%
Cubic Corp.	23,500	1,110,375
Triumph Group, Inc.	15,600	620,100
		1,730,475
Air freight and logistics - 0.4%
UTi Worldwide, Inc. (I)	171,700	1,207,051
Building products - 0.8%
Universal Forest Products, Inc.	35,800	2,447,646
Commercial services and supplies - 3.4%
Brady Corp., Class A	66,500	1,528,170
G&K Services, Inc., Class A	44,300	2,786,470
Matthews International Corp., Class A	33,500	1,790,575
McGrath RentCorp	104,930	2,643,187
MSA Safety, Inc.	31,200	1,356,264
		10,104,666
Construction and engineering - 1.2%
Aegion Corp. (I)	84,500	1,631,695
Comfort Systems USA, Inc.	63,300	1,798,986
		3,430,681
Machinery - 2.9%
CIRCOR International, Inc.	35,600	1,500,540
ESCO Technologies, Inc.	65,600	2,370,784
Hillenbrand, Inc.	37,010	1,096,606
Nordson Corp.	11,600	744,140
RBC Bearings, Inc. (I)	22,000	1,420,980

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Sun Hydraulics Corp.	47,800	$1,516,694
		8,649,744
Marine - 0.5%
Kirby Corp. (I)	29,500	1,552,290
Professional services - 1.2%
FTI Consulting, Inc. (I)	41,800	1,448,788
Navigant Consulting, Inc. (I)	124,100	1,993,046
		3,441,834
Road and rail - 2.7%
Genesee & Wyoming, Inc., Class A (I)	52,300	2,807,987
Landstar System, Inc.	72,900	4,275,585
Universal Truckload Services, Inc.	57,489	807,146
		7,890,718
Trading companies and distributors - 1.5%
Beacon Roofing Supply, Inc. (I)	64,800	2,668,464
Kaman Corp.	43,000	1,754,830
		4,423,294
		44,878,399
Information technology - 9.8%
Communications equipment - 0.7%
Ixia (I)	144,700	1,798,621
Sonus Networks, Inc. (I)	56,240	400,991
		2,199,612
Electronic equipment, instruments and components - 5.6%
Badger Meter, Inc.	28,700	1,681,533
Belden, Inc.	52,000	2,479,360
Electro Rent Corp.	126,400	1,162,880
Fabrinet (I)	29,500	702,690
Littelfuse, Inc.	38,100	4,077,081
Methode Electronics, Inc.	50,900	1,620,147
Newport Corp. (I)	54,000	856,980
SYNNEX Corp.	44,500	4,001,885
		16,582,556
Semiconductors and semiconductor equipment - 2.9%
Advanced Energy Industries, Inc. (I)	74,400	2,100,312
Brooks Automation, Inc.	117,700	1,257,036
Cabot Microelectronics Corp. (I)	57,700	2,526,106
Intersil Corp., Class A	94,100	1,200,716
Veeco Instruments, Inc. (I)	68,400	1,406,304
		8,490,474
Software - 0.6%
Progress Software Corp. (I)	67,600	1,622,400
		28,895,042
Materials - 5.1%
Chemicals - 2.2%
American Vanguard Corp.	75,500	1,057,755
Innospec, Inc.	59,800	3,247,738
Minerals Technologies, Inc.	49,800	2,283,828
		6,589,321
Containers and packaging - 0.6%
Myers Industries, Inc.	135,500	1,804,860
Metals and mining - 0.9%
Carpenter Technology Corp.	56,000	1,695,120
Reliance Steel & Aluminum Company	18,300	1,059,753
		2,754,873
142

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Paper and forest products - 1.4%
Clearwater Paper Corp. (I)	45,800	$2,085,274
Wausau Paper Corp.	192,100	1,965,183
		4,050,457
		15,199,511
Utilities - 7.3%
Electric utilities - 3.7%
Cleco Corp.	41,500	2,166,715
El Paso Electric Company	72,400	2,787,400
PNM Resources, Inc.	129,500	3,958,815
Portland General Electric Company	57,300	2,084,001
		10,996,931
Gas utilities - 2.6%
Atmos Energy Corp.	15,400	970,816
ONE Gas, Inc.	64,600	3,240,982
Southwest Gas Corp.	30,300	1,671,348
WGL Holdings, Inc.	28,100	1,770,019
		7,653,165
Multi-utilities - 1.0%
NorthWestern Corp.	56,600	3,070,550
		21,720,646
TOTAL COMMON STOCKS (Cost $232,531,801)		$288,581,663

SECURITIES LENDING COLLATERAL - 2.5%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	740,121	7,404,764
TOTAL SECURITIES LENDING
COLLATERAL (Cost $7,404,921)		$7,404,764

SHORT-TERM INVESTMENTS - 2.4%
Money market funds - 2.4%
State Street Institutional U.S. Government
Money Market Fund, 0.0891% (Y)	540,346	$540,346
T.Rowe Price Reserve Investment
Fund, 0.2195% (Y)	6,575,640	6,575,640
TOTAL SHORT-TERM INVESTMENTS (Cost $7,115,986)		$7,115,986
Total Investments (Small Company Value Trust)
(Cost $247,052,708) - 102.5%		$303,102,413
Other assets and liabilities, net - (2.5%)		(7,483,686)
TOTAL NET ASSETS - 100.0%		$295,618,727

Strategic Equity Allocation Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.9%
Consumer discretionary - 12.5%
Auto components - 0.7%
Aisin Seiki Company, Ltd.	47,904	$2,061,710
American Axle &
Manufacturing Holdings, Inc. (I)	15,563	294,763
BorgWarner, Inc.	69,567	3,007,381
Bridgestone Corp.	163,174	5,597,096
Cie Generale des Etablissements Michelin	46,800	4,454,544
Continental AG	27,589	6,674,049
Cooper Tire & Rubber Company	11,882	449,734

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Cooper-Standard Holding, Inc. (I)	2,776	$215,390
Dana Holding Corp.	105,885	1,461,213
Delphi Automotive PLC	87,403	7,493,059
Denso Corp.	121,995	5,829,590
Dorman Products, Inc. (I)	5,604	266,022
Drew Industries, Inc.	4,983	303,415
Federal-Mogul Holdings Corp. (I)	6,690	45,827
Fox Factory Holding Corp. (I)	3,883	64,186
Gentex Corp.	137,454	2,200,639
Gentherm, Inc. (I)	7,545	357,633
GKN PLC	429,822	1,950,475
Horizon Global Corp. (I)	3,868	40,111
Johnson Controls, Inc.	201,111	7,941,873
Koito Manufacturing Company, Ltd.	25,966	1,064,799
Modine Manufacturing Company (I)	10,408	94,192
Motorcar Parts of America, Inc. (I)	3,956	133,752
MPG Holdco I, Inc.	2,480	45,483
NGK Spark Plug Company, Ltd.	44,299	1,166,324
NHK Spring Company, Ltd.	38,677	387,786
NOK Corp.	23,472	548,326
Nokian Renkaat OYJ	28,851	1,030,017
Standard Motor Products, Inc.	4,199	159,772
Stanley Electric Company, Ltd.	36,267	795,610
Stoneridge, Inc. (I)	6,528	96,614
Strattec Security Corp.	834	47,113
Sumitomo Electric Industries, Ltd.	188,143	2,656,734
Sumitomo Rubber Industries, Ltd.	44,002	572,174
Superior Industries International, Inc.	5,270	97,073
Tenneco, Inc. (I)	12,599	578,420
The Goodyear Tire & Rubber Company	82,841	2,706,415
The Yokohama Rubber Company, Ltd.	24,600	377,802
Tower International, Inc.	4,577	130,765
Toyoda Gosei Company, Ltd.	16,003	363,539
Toyota Industries Corp.	40,853	2,184,550
Valeo SA	19,947	3,075,321
		69,021,291
Automobiles - 1.5%
Bayerische Motoren Werke AG	82,967	8,740,697
Daihatsu Motor Company, Ltd.	48,712	657,126
Daimler AG	241,401	20,170,009
Fiat Chrysler Automobiles NV	225,169	3,127,112
Ford Motor Company	1,197,924	16,878,749
Fuji Heavy Industries, Ltd.	147,312	6,068,704
General Motors Company	435,083	14,797,173
Harley-Davidson, Inc.	58,983	2,677,238
Honda Motor Company, Ltd.	408,773	13,065,004
Isuzu Motors, Ltd.	148,300	1,597,582
Mazda Motor Corp.	135,400	2,793,945
Mitsubishi Motors Corp.	159,137	1,346,384
Nissan Motor Company, Ltd.	623,596	6,529,510
Peugeot SA (I)	110,423	1,935,595
Renault SA	48,214	4,826,003
Suzuki Motor Corp.	91,243	2,772,308
Thor Industries, Inc.	21,431	1,203,351
Toyota Motor Corp.	685,552	42,215,582
Volkswagen AG (L)	8,791	1,350,884
Winnebago Industries, Inc. (L)	5,692	113,271
Yamaha Motor Company, Ltd.	65,313	1,464,011
		154,330,238
Distributors - 0.1%
Core-Mark Holding Company, Inc.	4,871	399,130
Genuine Parts Company	46,630	4,005,051
143

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Distributors (continued)
Jardine Cycle and Carriage, Ltd.	29,567	$722,830
LKQ Corp. (I)	144,009	4,266,987
Pool Corp.	9,029	729,363
VOXX International Corp. (I)	4,573	24,054
Weyco Group, Inc.	1,610	43,084
		10,190,499
Diversified consumer services - 0.1%
2U, Inc. (I) (L)	5,103	142,782
American Public Education, Inc. (I)	3,765	70,067
Apollo Education Group, Inc. (I)	19,762	151,575
Ascent Capital Group, Inc., Class A (I)	3,045	50,912
Benesse Holdings, Inc.	16,455	473,871
Bright Horizons Family Solutions, Inc. (I)	7,743	517,232
Capella Education Company	2,592	119,802
Career Education Corp. (I)	16,102	58,450
Carriage Services, Inc.	3,643	87,796
Chegg, Inc. (I) (L)	16,367	110,150
DeVry Education Group, Inc.	39,970	1,011,641
Graham Holdings Company, Class B	2,107	1,021,832
Grand Canyon Education, Inc. (I)	9,825	394,179
H&R Block, Inc.	72,517	2,415,541
Houghton Mifflin Harcourt Company (I)	28,489	620,490
K12, Inc. (I)	7,340	64,592
LifeLock, Inc. (I) (L)	19,605	281,332
Regis Corp. (I)	8,638	122,228
Service Corp. International	92,581	2,408,958
Sotheby’s	40,995	1,056,031
Strayer Education, Inc. (I)	2,344	140,921
Universal Technical Institute, Inc.	5,210	24,279
Weight Watchers International, Inc. (I) (L)	5,631	128,387
		11,473,048
Hotels, restaurants and leisure - 1.7%
Accor SA	52,816	2,287,456
Aristocrat Leisure, Ltd.	133,344	984,598
Belmond, Ltd., Class A (I)	20,022	190,209
Biglari Holdings, Inc. (I)	336	109,476
BJ’s Restaurants, Inc. (I)	4,459	193,833
Bloomin’ Brands, Inc.	25,677	433,685
Bob Evans Farms, Inc.	4,885	189,782
Bojangles’, Inc. (I) (L)	1,760	27,931
Boyd Gaming Corp. (I)	16,565	329,147
Bravo Brio Restaurant Group, Inc. (I)	3,708	33,372
Brinker International, Inc.	28,214	1,352,861
Buffalo Wild Wings, Inc. (I)	12,857	2,052,620
Caesars Acquisition Company, Class A (I)	9,903	67,439
Caesars Entertainment Corp. (I) (L)	12,459	98,302
Carnival Corp.	142,349	7,755,174
Carnival PLC	46,180	2,630,693
Carrols Restaurant Group, Inc. (I)	7,779	91,325
Chipotle Mexican Grill, Inc. (I)	9,573	4,593,604
Churchill Downs, Inc.	2,764	391,078
Chuy’s Holdings, Inc. (I)	3,595	112,667
ClubCorp Holdings, Inc.	9,206	168,194
Compass Group PLC	412,958	7,155,822
Cracker Barrel Old Country Store, Inc. (L)	15,182	1,925,533
Crown Resorts, Ltd.	92,434	835,439
Darden Restaurants, Inc.	34,945	2,223,900
Dave & Buster’s Entertainment, Inc. (I)	4,751	198,307
Del Frisco’s Restaurant Group, Inc. (I)	5,214	83,528
Denny’s Corp. (I)	17,897	175,928
Diamond Resorts International, Inc. (I) (L)	8,622	219,947
DineEquity, Inc.	3,465	293,382

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Domino’s Pizza, Inc.	25,777	$2,867,691
Dunkin’ Brands Group, Inc.	43,726	1,862,290
El Pollo Loco Holdings, Inc. (I) (L)	2,871	36,261
Eldorado Resorts, Inc. (I)	6,796	74,756
Fiesta Restaurant Group, Inc. (I)	5,644	189,638
Flight Centre Travel Group, Ltd. (L)	13,750	396,560
Galaxy Entertainment Group, Ltd.	587,153	1,839,739
Genting Singapore PLC	1,491,121	804,573
InterContinental Hotels Group PLC	59,179	2,306,712
International Speedway Corp., Class A	18,357	618,998
Interval Leisure Group, Inc.	8,257	128,892
Intrawest Resorts Holdings, Inc. (I)	4,139	32,367
Isle of Capri Casinos, Inc. (I)	4,918	68,508
J Alexander’s Holdings, Inc. (I)	2,865	31,286
Jack in the Box, Inc.	24,591	1,886,376
Jamba, Inc. (I) (L)	3,312	44,679
Krispy Kreme Doughnuts, Inc. (I)	13,647	205,660
La Quinta Holdings, Inc. (I)	19,153	260,672
Marriott International, Inc., Class A (L)	61,334	4,111,831
Marriott Vacations Worldwide Corp.	5,268	300,013
McDonald’s Corp.	283,803	33,528,486
McDonald’s Holdings
Company Japan, Ltd. (I) (L)	16,261	353,620
Melco Crown Entertainment, Ltd., ADR (L)	47,700	801,360
Merlin Entertainments PLC (S)	177,290	1,188,739
MGM China Holdings, Ltd.	243,372	302,480
Monarch Casino & Resort, Inc. (I)	2,670	60,662
Morgans Hotel Group Company (I)	7,189	24,227
Noodles & Company (I)	2,878	27,888
Oriental Land Company, Ltd.	50,100	3,030,872
Panera Bread Company, Class A (I)	11,224	2,186,211
Papa John’s International, Inc.	6,021	336,393
Papa Murphy’s Holdings, Inc. (I) (L)	2,183	24,581
Penn National Gaming, Inc. (I)	16,754	268,399
Pinnacle Entertainment, Inc. (I)	12,537	390,151
Popeyes Louisiana Kitchen, Inc. (I)	4,786	279,981
Potbelly Corp. (I) (L)	4,840	56,676
Red Robin Gourmet Burgers, Inc. (I)	2,939	181,454
Royal Caribbean Cruises, Ltd.	52,758	5,339,637
Ruby Tuesday, Inc. (I)	13,449	74,104
Ruth’s Hospitality Group, Inc.	7,720	122,902
Sands China, Ltd.	606,682	2,056,770
Scientific Games Corp., Class A (I) (L)	10,719	96,149
SeaWorld Entertainment, Inc. (L)	13,789	271,505
Shake Shack, Inc., Class A (I)	1,220	48,312
Shangri-La Asia, Ltd.	321,964	313,491
SJM Holdings, Ltd.	476,884	337,941
Sodexo	23,618	2,307,405
Sonic Corp.	10,897	352,082
Speedway Motorsports, Inc.	2,686	55,654
Starbucks Corp.	460,888	27,667,107
Starwood Hotels & Resorts Worldwide, Inc.	52,394	3,629,856
Tabcorp Holdings, Ltd.	210,694	717,376
Tatts Group, Ltd.	365,929	1,161,781
Texas Roadhouse, Inc.	14,498	518,593
The Cheesecake Factory, Inc.	31,207	1,438,955
The Habit Restaurants, Inc., Class A (I) (L)	2,583	59,564
The Marcus Corp.	4,187	79,427
The Wendy’s Company	103,349	1,113,069
TUI AG	125,876	2,247,526
Vail Resorts, Inc.	7,525	963,125
Whitbread PLC	45,962	2,979,095
William Hill PLC	222,305	1,297,392
144

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Wyndham Worldwide Corp.	36,366	$2,641,990
Wynn Macau, Ltd.	393,670	457,361
Wynn Resorts, Ltd. (L)	24,762	1,713,283
Yum! Brands, Inc.	132,558	9,683,362
Zoe’s Kitchen, Inc. (I) (L)	4,114	115,110
		168,174,838
Household durables - 0.8%
Barratt Developments PLC	249,722	2,301,117
Bassett Furniture Industries, Inc.	2,448	61,396
Beazer Homes USA, Inc. (I)	6,295	72,330
CalAtlantic Group, Inc.	51,862	1,966,607
Casio Computer Company, Ltd. (L)	50,448	1,179,310
Cavco Industries, Inc. (I)	1,901	158,372
Century Communities, Inc. (I)	3,438	60,887
CSS Industries, Inc.	2,238	63,514
D.R. Horton, Inc.	100,402	3,215,876
Electrolux AB, Series B	60,222	1,453,000
Ethan Allen Interiors, Inc.	5,431	151,090
Flexsteel Industries, Inc.	1,325	58,539
Garmin, Ltd. (L)	35,826	1,331,652
Green Brick Partners, Inc. (I) (L)	4,099	29,513
Harman International Industries, Inc.	21,879	2,061,221
Helen of Troy, Ltd. (I)	5,902	556,264
Hooker Furniture Corp.	2,545	64,236
Hovnanian Enterprises, Inc., Class A (I) (L)	26,534	48,027
Husqvarna AB, B Shares	104,168	687,446
Iida Group Holdings Company, Ltd.	37,700	698,732
Installed Building Products, Inc. (I)	4,256	105,676
iRobot Corp. (I) (L)	6,217	220,082
Jarden Corp. (I)	97,639	5,577,140
KB Home (L)	59,679	735,842
La-Z-Boy, Inc.	10,660	260,317
Leggett & Platt, Inc.	41,929	1,761,857
Lennar Corp., Class A	53,509	2,617,125
LGI Homes, Inc. (I) (L)	3,066	74,596
Libbey, Inc.	4,686	99,906
M/I Homes, Inc. (I)	5,149	112,866
MDC Holdings, Inc.	26,333	672,281
Meritage Homes Corp. (I)	8,182	278,106
Mohawk Industries, Inc. (I)	19,552	3,702,953
NACCO Industries, Inc., Class A	1,046	44,141
Newell Rubbermaid, Inc.	82,344	3,629,724
Nikon Corp. (L)	86,246	1,155,133
NVR, Inc. (I)	1,732	2,845,676
Panasonic Corp.	553,409	5,610,186
Persimmon PLC (I)	76,878	2,293,526
PulteGroup, Inc.	98,333	1,752,294
Rinnai Corp.	8,978	795,482
Sekisui Chemical Company, Ltd.	103,563	1,352,145
Sekisui House, Ltd.	151,978	2,555,320
Skullcandy, Inc. (I)	5,145	24,336
Sony Corp.	316,400	7,776,096
Taylor Morrison Home Corp., Class A (I)	6,770	108,320
Taylor Wimpey PLC	816,187	2,439,876
Techtronic Industries Company	341,242	1,381,431
Tempur Sealy International, Inc. (I)	29,357	2,068,494
Toll Brothers, Inc. (I)	76,735	2,555,276
TRI Pointe Group, Inc. (I)	101,924	1,291,377
Tupperware Brands Corp.	23,757	1,322,077
Universal Electronics, Inc. (I)	3,373	173,204
WCI Communities, Inc. (I)	3,312	73,791
Whirlpool Corp.	24,117	3,542,064
William Lyon Homes, Class A (I)	4,112	67,848

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
ZAGG, Inc. (I)	6,824	$74,655
		77,370,348
Internet and catalog retail - 1.3%
1-800-Flowers.com, Inc., Class A (I)	5,701	41,503
Amazon.com, Inc. (I)	118,876	80,347,100
Blue Nile, Inc. (I)	2,655	98,580
Etsy, Inc. (I)	4,253	35,130
Expedia, Inc.	36,417	4,526,633
FTD Companies, Inc. (I)	3,771	98,687
HSN, Inc.	21,870	1,108,153
Lands’ End, Inc. (I) (L)	3,507	82,204
Liberty Interactive Corp., Series A (I)	4,285	117,066
Liberty TripAdvisor Holdings, Inc., Class A (I)	15,605	473,456
Netflix, Inc. (I)	133,242	15,240,220
Nutrisystem, Inc.	6,139	132,848
Overstock.com, Inc. (I)	2,674	32,837
PetMed Express, Inc.	4,547	77,936
Rakuten, Inc.	233,005	2,683,695
Shutterfly, Inc. (I)	7,821	348,504
The Priceline Group, Inc. (I)	15,374	19,601,081
TripAdvisor, Inc. (I)	34,713	2,959,283
Wayfair, Inc., Class A (I) (L)	4,213	200,623
Zalando SE (I) (S)	18,556	732,858
		128,938,397
Leisure products - 0.2%
Arctic Cat, Inc.	2,876	47,109
Bandai Namco Holdings, Inc.	45,093	952,686
Black Diamond, Inc. (I)	5,126	22,657
Brunswick Corp.	42,752	2,159,404
Callaway Golf Company	16,845	158,680
Escalade, Inc.	2,603	34,490
Hasbro, Inc.	34,568	2,328,500
JAKKS Pacific, Inc. (I) (L)	4,538	36,122
Malibu Boats, Inc., Class A (I)	3,898	63,810
Mattel, Inc.	104,151	2,829,783
Nautilus, Inc. (I)	6,778	113,328
Performance Sports Group, Ltd. (I)	9,603	92,477
Polaris Industries, Inc.	28,656	2,462,983
Sankyo Company, Ltd.	12,251	457,302
Sega Sammy Holdings, Inc.	47,336	442,750
Shimano, Inc.	19,781	3,037,540
Smith & Wesson Holding Corp. (I)	11,262	247,539
Sturm Ruger & Company, Inc. (L)	3,931	234,327
Vista Outdoor, Inc. (I)	29,659	1,320,122
Yamaha Corp.	41,473	1,001,754
		18,043,363
Media - 2.4%
Altice NV, Class A (I)	92,669	1,331,401
Altice NV, Class B (I)	27,208	396,568
AMC Entertainment Holdings, Inc., Class A	4,390	105,360
AMC Networks, Inc., Class A (I)	28,853	2,154,742
Axel Springer AG	11,397	633,792
Cable One, Inc.	2,081	902,446
Cablevision Systems Corp., Class A	68,249	2,177,143
Carmike Cinemas, Inc. (I)	5,248	120,389
CBS Corp., Class B	136,626	6,439,183
Central European Media
Enterprises, Ltd., Class A (I) (L)	14,696	39,532
Cinemark Holdings, Inc.	49,550	1,656,457
Comcast Corp., Class A	756,867	42,710,005
Crown Media Holdings, Inc., Class A (I)	5,823	32,667

145

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Cumulus Media, Inc., Class A (I)	31,358	$10,351
Daily Journal Corp. (I) (L)	268	54,136
Dentsu, Inc.	54,165	2,963,486
Discovery Communications, Inc., Series A (I)	45,239	1,206,977
Discovery Communications, Inc., Series C (I)	79,380	2,001,964
DreamWorks Animation
SKG, Inc., Class A (I) (L)	49,126	1,265,977
Entercom Communications Corp., Class A (I)	6,046	67,897
Entravision Communications Corp., Class A	13,894	107,123
Eros International PLC (I) (L)	5,906	54,040
Eutelsat Communications	42,380	1,268,875
Global Eagle Entertainment, Inc. (I)	9,841	97,131
Gray Television, Inc. (I)	13,523	220,425
Hakuhodo DY Holdings, Inc.	57,573	622,914
Harte-Hanks, Inc.	10,713	34,710
IMAX Corp. (I)	12,472	443,255
ITV PLC	960,480	3,910,449
JCDecaux SA	18,651	714,982
John Wiley & Sons, Inc., Class A	23,183	1,043,930
Journal Media Group, Inc.	5,965	71,699
Kabel Deutschland Holding AG	5,624	694,925
Lagardere SCA	29,223	872,056
Live Nation Entertainment, Inc. (I)	69,140	1,698,770
Loral Space & Communications, Inc. (I)	2,794	113,744
MDC Partners, Inc., Class A	9,248	200,867
Media General, Inc. (I) (L)	20,225	326,634
Meredith Corp.	25,302	1,094,312
National CineMedia, Inc.	12,898	202,628
New Media Investment Group, Inc.	9,493	184,734
News Corp., Class A	116,247	1,553,060
News Corp., Class B	33,983	474,403
Nexstar Broadcasting Group, Inc., Class A	6,688	392,586
Numericable Group SA	22,004	799,360
Omnicom Group, Inc.	74,701	5,651,878
Pearson PLC	205,018	2,216,335
ProSiebenSat.1 Media AG	54,872	2,768,364
Publicis Groupe SA	47,375	3,150,216
REA Group, Ltd.	13,378	532,283
Reading International, Inc., Class A (I)	4,133	54,184
Reed Elsevier NV	249,554	4,203,061
RELX PLC	280,094	4,939,711
Rentrak Corp. (I) (L)	2,678	127,285
RTL Group SA	9,823	818,015
Schibsted ASA	18,971	623,703
Schibsted ASA, Class B (I)	22,291	709,473
Scholastic Corp.	5,592	215,628
Scripps Networks Interactive, Inc., Class A	28,703	1,584,693
SES SA	81,794	2,266,486
Sinclair Broadcast Group, Inc., Class A	13,988	455,170
Singapore Press Holdings, Ltd.	394,632	1,093,836
Sky PLC	258,909	4,244,229
TEGNA, Inc.	69,426	1,771,752
Telenet Group Holding NV (I)	12,944	699,550
The EW Scripps Company, Class A	12,529	238,051
The Interpublic Group of Companies, Inc.	126,207	2,938,099
The New York Times Company, Class A	88,041	1,181,510
The Walt Disney Company	470,349	49,424,273
Thomson Reuters Corp.	29,396	1,112,933
Time Warner Cable, Inc.	86,995	16,145,402
Time Warner, Inc.	246,470	15,939,215
Time, Inc.	73,671	1,154,425
Toho Company, Ltd.	29,008	802,715
Tribune Publishing Company	5,828	53,734

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Twenty-First Century Fox, Inc., Class A	362,589	$9,847,917
Twenty-First Century Fox, Inc., Class B	132,408	3,605,470
Viacom, Inc., Class B	106,853	4,398,069
Vivendi SA	291,574	6,262,144
Wolters Kluwer NV	75,741	2,543,648
World Wrestling
Entertainment, Inc., Class A (L)	6,406	114,283
WPP PLC	324,759	7,470,031
		244,825,856
Multiline retail - 0.5%
Big Lots, Inc.	34,546	1,331,403
Burlington Stores, Inc. (I)	15,688	673,015
Dollar General Corp.	90,566	6,508,978
Dollar Tree, Inc. (I)	72,146	5,571,114
Don Quijote Company, Ltd.	29,800	1,046,538
Fred’s, Inc., Class A	7,911	129,503
Harvey Norman Holding, Ltd.	140,133	423,612
Isetan Mitsukoshi Holdings, Ltd.	88,928	1,159,713
J Front Retailing Company, Ltd.	61,300	891,155
J.C. Penney Company, Inc. (I) (L)	143,305	954,411
Kohl’s Corp.	60,831	2,897,381
Macy’s, Inc.	96,650	3,380,817
Marks & Spencer Group PLC	412,011	2,743,250
Marui Group Company, Ltd.	55,741	907,051
Next PLC	36,399	3,908,191
Nordstrom, Inc. (L)	42,805	2,132,117
Ryohin Keikaku Company, Ltd.	6,000	1,215,068
Takashimaya Company, Ltd.	71,883	647,341
Target Corp.	189,357	13,749,212
Tuesday Morning Corp. (I)	9,398	61,087
		50,330,957
Specialty retail - 2.1%
Aaron’s, Inc.	30,340	679,313
ABC-Mart, Inc.	7,064	386,670
Abercrombie & Fitch Company, Class A	46,434	1,253,718
Advance Auto Parts, Inc.	22,505	3,387,228
America’s Car-Mart, Inc. (I)	1,897	50,631
American Eagle Outfitters, Inc. (L)	124,934	1,936,477
Asbury Automotive Group, Inc. (I)	5,595	377,327
Ascena Retail Group, Inc. (I) (L)	118,401	1,166,250
AutoNation, Inc. (I)	23,799	1,419,848
AutoZone, Inc. (I)	9,489	7,039,984
Barnes & Noble Education, Inc. (I)	6,693	66,595
Barnes & Noble, Inc.	10,591	92,248
Bed Bath & Beyond, Inc. (I)	52,128	2,515,176
Best Buy Company, Inc.	94,345	2,872,805
Big 5 Sporting Goods Corp.	4,248	42,438
Boot Barn Holdings, Inc. (I) (L)	2,591	31,843
Build-A-Bear Workshop, Inc. (I)	3,180	38,923
Cabela’s, Inc. (I) (L)	23,438	1,095,258
Caleres, Inc.	9,062	243,043
CarMax, Inc. (I)	63,951	3,451,435
Chico’s FAS, Inc.	95,112	1,014,845
Citi Trends, Inc.	3,533	75,076
Conn’s, Inc. (I) (L)	5,736	134,624
CST Brands, Inc.	35,496	1,389,313
Destination XL Group, Inc. (I)	8,594	47,439
Dick’s Sporting Goods, Inc.	42,511	1,502,764
Dixons Carphone PLC	244,890	1,802,165
Dufry AG (I)	10,160	1,208,859
Express, Inc. (I)	17,619	304,456
Fast Retailing Company, Ltd.	13,246	4,633,599
146

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Five Below, Inc. (I)	11,382	$365,362
Foot Locker, Inc.	64,730	4,213,276
Francesca’s Holdings Corp. (I)	9,005	156,777
GameStop Corp., Class A (L)	33,652	943,602
Genesco, Inc. (I)	5,009	284,661
Group 1 Automotive, Inc.	4,814	364,420
Guess?, Inc.	42,516	802,702
Haverty Furniture Companies, Inc.	4,386	94,036
Hennes & Mauritz AB, B Shares	238,010	8,466,082
Hibbett Sports, Inc. (I)	5,194	157,067
Hikari Tsushin, Inc.	5,000	340,499
Inditex SA	273,575	9,398,424
Kingfisher PLC	577,789	2,798,509
Kirkland’s, Inc.	3,810	55,245
L Brands, Inc.	78,976	7,567,480
Lithia Motors, Inc., Class A	4,734	504,976
Lowe’s Companies, Inc.	284,394	21,625,320
Lumber Liquidators Holdings, Inc. (I) (L)	5,752	99,855
MarineMax, Inc. (I)	5,448	100,352
Mattress Firm Holding Corp. (I) (L)	4,264	190,302
Monro Muffler Brake, Inc.	6,672	441,820
Murphy USA, Inc. (I)	18,488	1,122,961
Nitori Holdings Company, Ltd.	18,590	1,561,222
O’Reilly Automotive, Inc. (I)	30,554	7,742,995
Office Depot, Inc. (I)	231,696	1,306,765
Outerwall, Inc. (L)	3,825	139,766
Party City Holdco, Inc. (I)	5,277	68,126
Pier 1 Imports, Inc. (L)	18,813	95,758
Rent-A-Center, Inc.	35,917	537,677
Restoration Hardware Holdings, Inc. (I) (L)	6,948	552,019
Ross Stores, Inc.	122,063	6,568,210
Sanrio Company, Ltd.	12,873	302,430
Select Comfort Corp. (I)	10,936	234,140
Shimamura Company, Ltd.	5,428	635,668
Shoe Carnival, Inc.	3,319	77,001
Signet Jewelers, Ltd.	24,466	3,026,200
Sonic Automotive, Inc., Class A	6,674	151,900
Sports Direct International PLC (I)	67,372	572,534
Sportsman’s Warehouse Holdings, Inc. (I)	4,076	52,580
Stage Stores, Inc. (L)	6,852	62,422
Staples, Inc.	197,877	1,873,895
Stein Mart, Inc.	6,838	46,020
The Buckle, Inc. (L)	5,895	181,448
The Cato Corp., Class A	5,599	206,155
The Children’s Place, Inc.	4,300	237,360
The Container Store Group, Inc. (I)	3,464	28,405
The Finish Line, Inc., Class A	9,678	174,978
The Gap, Inc. (L)	72,879	1,800,111
The Home Depot, Inc.	391,778	51,812,641
The Men’s Wearhouse, Inc.	10,037	147,343
The Pep Boys - Manny, Moe & Jack (I)	11,468	211,126
The TJX Companies, Inc.	207,263	14,697,019
Tiffany & Company	34,488	2,631,090
Tile Shop Holdings, Inc. (I)	5,934	97,318
Tractor Supply Company	41,755	3,570,053
Urban Outfitters, Inc. (I)	29,898	680,180
USS Company, Ltd.	54,148	813,618
Vitamin Shoppe, Inc. (I)	6,170	201,759
West Marine, Inc. (I)	4,458	37,848
Williams-Sonoma, Inc.	39,194	2,289,322
Winmark Corp.	558	51,900
Yamada Denki Company, Ltd.	166,268	718,199

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Zumiez, Inc. (I)	4,654	$70,368
		206,619,647
Textiles, apparel and luxury goods - 1.1%
adidas AG	52,439	5,089,681
Asics Corp.	40,672	843,842
Burberry Group PLC	111,457	1,960,976
Carter’s, Inc.	24,525	2,183,461
Cherokee, Inc. (I)	2,051	35,380
Christian Dior SA	13,675	2,322,868
Cie Financiere Richemont SA	130,863	9,366,248
Coach, Inc.	85,025	2,782,868
Columbia Sportswear Company	5,929	289,098
Crocs, Inc. (I)	16,204	165,929
Culp, Inc.	2,324	59,192
Deckers Outdoor Corp. (I)	22,371	1,055,911
Fossil Group, Inc. (I) (L)	13,056	477,327
G-III Apparel Group, Ltd. (I)	8,308	367,712
Hanesbrands, Inc.	123,740	3,641,668
Hermes International SA	6,619	2,237,386
Hugo Boss AG	16,717	1,379,304
Iconix Brand Group, Inc. (I) (L)	9,905	67,651
Kate Spade & Company (I)	59,887	1,064,192
Kering	18,969	3,243,224
Li & Fung, Ltd.	1,481,774	1,002,103
Luxottica Group SpA	42,467	2,767,364
LVMH Moet Hennessy Louis Vuitton SA	70,052	11,003,084
Michael Kors Holdings, Ltd. (I)	59,457	2,381,847
Movado Group, Inc.	3,488	89,676
NIKE, Inc., Class B	416,742	26,046,375
Oxford Industries, Inc.	3,052	194,779
Pandora A/S	27,600	3,479,913
Perry Ellis International, Inc. (I)	2,830	52,129
PVH Corp.	25,377	1,869,016
Ralph Lauren Corp.	18,373	2,048,222
Sequential Brands Group, Inc. (I) (L)	10,745	84,993
Skechers U.S.A., Inc., Class A (I)	61,292	1,851,631
Steven Madden, Ltd. (I)	11,697	353,483
The Swatch Group AG, Bearer Shares (L)	7,714	2,678,800
The Swatch Group AG, Registered Shares	12,536	846,564
Tumi Holdings, Inc. (I)	11,707	194,687
Under Armour, Inc., Class A (I) (L)	55,318	4,459,184
Unifi, Inc. (I)	3,117	87,744
Vera Bradley, Inc. (I)	4,500	70,920
VF Corp.	104,673	6,515,894
Vince Holding Corp. (I)	3,480	15,938
Wolverine World Wide, Inc.	21,299	355,906
Yue Yuen Industrial Holdings, Ltd.	182,487	618,178
		107,702,348
		1,247,020,830
Consumer staples - 9.6%
Beverages - 2.2%
Anheuser-Busch InBev NV	201,557	25,083,191
Asahi Group Holdings, Ltd.	96,803	3,030,360
Brown-Forman Corp., Class B	32,617	3,238,216
Carlsberg A/S, Class B	26,794	2,373,725
Coca-Cola Amatil, Ltd.	145,393	980,377
Coca-Cola Bottling Company Consolidated	978	178,495
Coca-Cola Enterprises, Inc.	64,817	3,191,589
Coca-Cola HBC AG	49,742	1,059,288
Constellation Brands, Inc., Class A	52,867	7,530,375
Diageo PLC	630,484	17,217,092
147

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
Dr. Pepper Snapple Group, Inc.	58,687	$5,469,628
Heineken Holding NV	25,188	1,939,141
Heineken NV	57,761	4,922,212
Kirin Holdings Company, Ltd.	205,792	2,794,068
MGP Ingredients, Inc.	2,934	76,137
Molson Coors Brewing Company, Class B	48,579	4,562,540
Monster Beverage Corp. (I)	46,744	6,962,986
National Beverage Corp. (I)	2,500	113,600
PepsiCo, Inc.	451,534	45,117,277
Pernod Ricard SA	53,216	6,068,986
Remy Cointreau SA	5,927	424,523
SABMiller PLC	243,316	14,556,134
Suntory Beverage & Food, Ltd.	34,459	1,508,482
The Boston Beer Company, Inc., Class A (I)	6,452	1,302,723
The Coca-Cola Company	1,209,833	51,974,426
Treasury Wine Estates, Ltd.	185,175	1,111,817
		212,787,388
Food and staples retailing - 1.9%
Aeon Company, Ltd.	163,978	2,526,507
Carrefour SA	138,693	4,002,623
Casey’s General Stores, Inc.	26,360	3,175,062
Casino Guichard Perrachon SA (L)	14,309	657,364
Colruyt SA	17,825	916,977
Costco Wholesale Corp.	135,088	21,816,712
CVS Health Corp.	342,557	33,491,798
Delhaize Group SA	25,956	2,526,208
Distribuidora Internacional
de Alimentacion SA (I)	157,072	926,425
FamilyMart Company, Ltd.	14,392	669,729
ICA Gruppen AB (L)	19,454	706,498
Ingles Markets, Inc., Class A	2,893	127,523
J Sainsbury PLC	334,407	1,273,489
Jeronimo Martins SGPS SA	63,789	830,046
Koninklijke Ahold NV	209,151	4,411,711
Lawson, Inc.	16,189	1,314,077
Metro AG	45,082	1,436,191
Natural Grocers by Vitamin Cottage, Inc. (I)	2,070	42,166
PriceSmart, Inc.	4,057	336,690
Seven & I Holdings Company, Ltd.	188,929	8,650,030
Smart & Final Stores, Inc. (I)	5,187	94,455
SpartanNash Company	7,876	170,437
SUPERVALU, Inc. (I)	178,811	1,212,339
Sysco Corp.	161,398	6,617,318
Tesco PLC (I)	2,039,336	4,480,981
The Andersons, Inc.	5,977	189,053
The Chefs’ Warehouse, Inc. (I)	4,204	70,123
The Fresh Market, Inc. (I)	8,952	209,656
The Kroger Company	298,610	12,490,856
United Natural Foods, Inc. (I)	33,872	1,333,202
Village Super Market, Inc., Class A	1,788	47,114
Wal-Mart Stores, Inc.	485,054	29,733,810
Walgreens Boots Alliance, Inc.	268,600	22,872,633
Weis Markets, Inc.	2,358	104,459
Wesfarmers, Ltd.	281,677	8,492,018
Whole Foods Market, Inc.	110,018	3,685,603
WM Morrison Supermarkets PLC (L)	553,243	1,205,449
Woolworths, Ltd.	317,466	5,632,644
		188,479,976
Food products - 2.2%
Ajinomoto Company, Inc.	141,296	3,345,285
Alico, Inc.	932	36,059
Archer-Daniels-Midland Company	187,196	6,866,349

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Aryzta AG (I)	22,168	$1,121,452
Associated British Foods PLC	89,299	4,394,146
B&G Foods, Inc.	12,030	421,291
Barry Callebaut AG (I)	557	605,024
Boulder Brands, Inc. (I)	12,362	135,735
Cal-Maine Foods, Inc. (L)	6,529	302,554
Calavo Growers, Inc.	3,111	152,439
Calbee, Inc.	18,700	789,683
Campbell Soup Company	55,387	2,910,587
Chocoladefabriken Lindt & Sprungli AG	245	1,529,954
Chocoladefabriken Lindt & Sprungli AG	25	1,864,511
ConAgra Foods, Inc.	132,738	5,596,234
Danone SA	147,748	9,983,845
Darling Ingredients, Inc. (I)	34,452	362,435
Dean Foods Company	62,675	1,074,876
Diamond Foods, Inc. (I)	5,468	210,791
Farmer Brothers Company (I)	1,873	60,442
Flowers Foods, Inc.	88,052	1,892,237
Fresh Del Monte Produce, Inc.	6,738	261,973
Freshpet, Inc. (I) (L)	4,601	39,062
General Mills, Inc.	184,068	10,613,361
Golden Agri-Resources, Ltd.	1,792,561	428,175
Hormel Foods Corp.	41,446	3,277,550
Ingredion, Inc.	33,731	3,232,779
Inventure Foods, Inc. (I)	4,714	33,469
J&J Snack Foods Corp.	3,092	360,744
John B. Sanfilippo & Son, Inc.	1,803	97,416
Kellogg Company	78,282	5,657,440
Kerry Group PLC, Class A	38,624	3,195,739
Kerry Group PLC, Class A	1,204	100,510
Keurig Green Mountain, Inc.	36,817	3,312,794
Kikkoman Corp.	36,746	1,273,154
Lancaster Colony Corp.	12,911	1,490,704
Landec Corp. (I)	5,965	70,566
Limoneira Co. (L)	2,852	42,609
McCormick & Co., Inc. (L)	35,664	3,051,412
Mead Johnson Nutrition Company	62,325	4,920,559
MEIJI Holdings Company, Ltd.	30,500	2,519,289
Mondelez International, Inc., Class A	489,045	21,928,778
Nestle SA	799,245	59,332,138
NH Foods, Ltd.	43,882	860,081
Nisshin Seifun Group, Inc.	54,100	883,696
Nissin Food Products Company, Ltd.	15,975	847,692
Omega Protein Corp. (I)	4,865	108,003
Orkla ASA	203,242	1,603,360
Post Holdings, Inc. (I)	41,920	2,586,464
Sanderson Farms, Inc. (L)	4,578	354,887
Seaboard Corp. (I)	54	156,316
Seneca Foods Corp., Class A (I)	1,905	55,207
Snyder’s-Lance, Inc. (L)	10,262	351,987
Tate & Lyle PLC	118,166	1,040,846
The Hain Celestial Group, Inc. (I)	48,728	1,968,124
The Hershey Company	44,911	4,009,205
The J.M. Smucker Company	36,794	4,538,172
The Kraft Heinz Company	182,679	13,291,724
The WhiteWave Foods Company (I)	83,096	3,233,265
Tootsie Roll Industries, Inc. (L)	12,279	387,894
Toyo Suisan Kaisha, Ltd.	22,550	785,925
TreeHouse Foods, Inc. (I)	29,086	2,282,088
Tyson Foods, Inc., Class A	93,570	4,990,088
WH Group, Ltd. (I) (S)	1,497,500	833,464
Wilmar International, Ltd.	472,803	975,549
Yakult Honsha Company, Ltd.	22,203	1,086,719
148

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Yamazaki Baking Company, Ltd.	28,390	$638,371
		216,765,277
Household products - 1.3%
Central Garden & Pet Company, Class A (I)	9,544	129,798
Church & Dwight Company, Inc.	40,523	3,439,592
Colgate-Palmolive Company	276,693	18,433,288
Energizer Holdings, Inc.	29,730	1,012,604
Henkel AG & Company, KGaA	26,013	2,488,211
HRG Group, Inc. (I)	16,656	225,855
Kimberly-Clark Corp.	111,981	14,255,181
Orchids Paper Products Company	2,084	64,437
Reckitt Benckiser Group PLC	160,403	14,841,490
Svenska Cellulosa AB SCA, B Shares	147,757	4,282,011
The Clorox Company	39,556	5,016,887
The Procter & Gamble Company	841,196	66,799,374
Unicharm Corp.	93,300	1,905,342
WD-40 Company	3,091	304,927
		133,198,997
Personal products - 0.6%
Avon Products, Inc.	204,338	827,569
Beiersdorf AG	25,252	2,295,188
Edgewell Personal Care Company	28,308	2,218,498
Elizabeth Arden, Inc. (I) (L)	5,952	58,925
Inter Parfums, Inc.	3,724	88,706
Kao Corp.	126,375	6,494,251
Kose Corp.	7,600	702,703
L’Oreal SA	63,149	10,621,967
Medifast, Inc.	2,349	71,363
Natural Health Trends Corp. (L)	1,722	57,739
Nutraceutical International Corp. (I)	1,964	50,710
Revlon, Inc., Class A (I)	2,513	69,962
Shiseido Company, Ltd.	90,160	1,870,697
The Estee Lauder Companies, Inc., Class A	69,437	6,114,622
Unilever NV	408,386	17,788,564
Unilever PLC	321,718	13,799,177
USANA Health Sciences, Inc. (I)	1,192	152,278
		63,282,919
Tobacco - 1.4%
Altria Group, Inc.	607,458	35,360,130
British American Tobacco PLC	467,288	25,950,367
Imperial Tobacco Group PLC	239,922	12,672,109
Japan Tobacco, Inc.	275,689	10,121,579
Philip Morris International, Inc.	479,334	42,138,252
Reynolds American, Inc.	254,799	11,758,974
Swedish Match AB	48,786	1,723,970
Universal Corp. (L)	4,672	262,006
Vector Group, Ltd. (L)	17,712	417,826
		140,405,213
		954,919,770
Energy - 5.3%
Energy equipment and services - 0.7%
Amec Foster Wheeler PLC	99,132	625,786
Archrock, Inc.	14,451	108,672
Atwood Oceanics, Inc. (L)	40,697	416,330
Baker Hughes, Inc.	134,062	6,186,961
Basic Energy Services, Inc. (I) (L)	9,542	25,573
Bristow Group, Inc.	7,173	185,781
C&J Energy Services, Ltd. (I) (L)	11,875	56,525
Cameron International Corp. (I)	58,898	3,722,354
CARBO Ceramics, Inc. (L)	4,176	71,827

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Diamond Offshore Drilling, Inc. (L)	20,325	$428,858
Dril-Quip, Inc. (I)	18,167	1,076,031
Ensco PLC, Class A	71,033	1,093,198
Era Group, Inc. (I)	4,602	51,312
Exterran Corp. (I)	7,225	115,961
Fairmount Santrol Holdings, Inc. (I) (L)	13,642	32,059
FMC Technologies, Inc. (I)	70,623	2,048,773
Forum Energy Technologies, Inc. (I)	12,473	155,414
Geospace Technologies Corp. (I)	2,933	41,267
Gulfmark Offshore, Inc., Class A (I) (L)	5,561	25,970
Halliburton Company	262,819	8,946,359
Helix Energy Solutions Group, Inc. (I)	22,065	116,062
Helmerich & Payne, Inc. (L)	33,004	1,767,364
Hornbeck Offshore Services, Inc. (I)	6,847	68,059
Key Energy Services, Inc. (I) (L)	31,341	15,110
Matrix Service Company (I)	5,783	118,783
McDermott International, Inc. (I)	49,816	166,884
Nabors Industries, Ltd.	134,415	1,143,872
National Oilwell Varco, Inc.	118,096	3,955,035
Natural Gas Services Group, Inc. (I)	2,983	66,521
Newpark Resources, Inc. (I)	17,798	93,973
Noble Corp., PLC (L)	113,581	1,198,280
Oceaneering International, Inc.	45,929	1,723,256
Oil States International, Inc. (I)	34,801	948,327
Parker Drilling Company (I)	26,892	48,943
Patterson-UTI Energy, Inc.	69,048	1,041,244
Petrofac, Ltd.	65,926	773,292
PHI, Inc. (I)	2,842	46,637
Pioneer Energy Services Corp. (I)	14,091	30,577
RigNet, Inc. (I)	2,609	53,980
Rowan Companies PLC, Class A	58,549	992,406
Saipem SpA (I) (L)	67,264	543,679
Schlumberger, Ltd.	389,017	27,133,936
SEACOR Holdings, Inc. (I)	3,739	196,522
Seventy Seven Energy, Inc. (I) (L)	12,539	13,166
Superior Energy Services, Inc.	70,721	952,612
Technip SA	25,975	1,291,743
Tenaris SA	117,437	1,390,612
Tesco Corp.	8,649	62,619
TETRA Technologies, Inc. (I)	17,232	129,585
Tidewater, Inc. (L)	9,874	68,723
Transocean, Ltd. (L)	103,749	1,284,413
Transocean, Ltd. (L)	90,058	1,125,770
U.S. Silica Holdings, Inc. (L)	11,247	210,656
Unit Corp. (I)	10,637	129,771
		74,317,423
Oil, gas and consumable fuels - 4.6%
Abraxas Petroleum Corp. (I)	21,577	22,872
Alon USA Energy, Inc.	6,530	96,905
Anadarko Petroleum Corp.	156,165	7,586,496
Apache Corp.	116,213	5,167,992
Approach Resources, Inc. (I)	8,220	15,125
Ardmore Shipping Corp.	4,060	51,643
BG Group PLC	856,207	12,411,436
Bill Barrett Corp. (I) (L)	10,898	42,829
Bonanza Creek Energy, Inc. (I) (L)	10,581	55,762
BP PLC	4,584,207	23,822,659
Cabot Oil & Gas Corp.	127,228	2,250,663
California Resources Corp.	147,206	342,990
Callon Petroleum Company (I)	14,268	118,995
Caltex Australia, Ltd.	67,708	1,850,712
Carrizo Oil & Gas, Inc. (I)	10,756	318,162
Chesapeake Energy Corp. (L)	163,062	733,779
149

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Chevron Corp.	582,792	$52,427,968
Cimarex Energy Company	29,041	2,595,685
Clayton Williams Energy, Inc. (I)	1,303	38,530
Clean Energy Fuels Corp. (I) (L)	15,409	55,472
Cloud Peak Energy, Inc. (I) (L)	13,283	27,629
Columbia Pipeline Group, Inc.	120,631	2,412,620
ConocoPhillips	384,871	17,969,627
CONSOL Energy, Inc. (L)	72,209	570,451
Contango Oil & Gas Company (I)	4,053	25,980
Delek Group, Ltd.	1,193	238,904
Delek US Holdings, Inc.	11,948	293,921
Denbury Resources, Inc. (L)	167,683	338,720
Devon Energy Corp.	118,776	3,800,832
DHT Holdings, Inc.	19,502	157,771
Dorian LPG, Ltd. (I)	5,464	64,311
Eclipse Resources Corp. (I) (L)	10,898	19,834
Energen Corp.	37,435	1,534,461
Energy XXI, Ltd. (L)	22,102	22,323
Eni SpA	637,782	9,476,282
EOG Resources, Inc.	168,811	11,950,131
EQT Corp.	46,855	2,442,551
EXCO Resources, Inc. (I) (L)	37,029	45,916
Exxon Mobil Corp.	1,288,495	100,438,185
Frontline, Ltd. (L)	24,684	73,805
Galp Energia SGPS SA	97,573	1,138,547
GasLog, Ltd. (L)	8,748	72,608
Gastar Exploration, Inc. (I)	18,353	24,042
Green Plains, Inc.	7,935	181,712
Gulfport Energy Corp. (I)	50,782	1,247,714
Halcon Resources Corp. (I)	15,771	19,872
Hess Corp.	74,140	3,594,307
HollyFrontier Corp.	86,250	3,440,513
Idemitsu Kosan Company, Ltd.	21,200	338,504
Inpex Corp.	239,757	2,337,368
Jones Energy, Inc., Class A (I)	6,432	24,763
JX Holdings, Inc.	562,711	2,361,743
Kinder Morgan, Inc.	570,167	8,506,892
Koninklijke Vopak NV	17,725	763,324
Lundin Petroleum AB (I)	54,086	780,427
Magnum Hunter Resources Corp. (I)	51,024	821
Marathon Oil Corp.	208,230	2,621,616
Marathon Petroleum Corp.	164,814	8,543,958
Matador Resources Company (I) (L)	15,304	302,560
Murphy Oil Corp.	49,249	1,105,640
Navios Maritime Acquisition Corp. (L)	18,225	54,857
Neste Oil OYJ	31,913	952,472
Newfield Exploration Company (I)	49,933	1,625,818
Noble Energy, Inc.	131,575	4,332,765
Nordic American Tankers, Ltd. (L)	18,483	287,226
Northern Oil and Gas, Inc. (I) (L)	13,372	51,616
Oasis Petroleum, Inc. (I) (L)	29,115	214,578
Occidental Petroleum Corp.	238,918	16,153,246
Oil Search, Ltd.	362,674	1,765,261
OMVAG	37,265	1,057,776
ONEOK, Inc.	64,007	1,578,413
Origin Energy, Ltd.	436,963	1,478,128
Pacific Ethanol, Inc. (I)	6,325	30,234
Panhandle Oil and Gas, Inc., Class A	3,784	61,149
Par Pacific Holdings, Inc. (I)	3,518	82,814
Parsley Energy, Inc., Class A (I)	17,487	322,635
PDC Energy, Inc. (I)	8,370	446,791
Peabody Energy Corp. (L)	3,909	30,021
Penn Virginia Corp. (I) (L)	15,840	4,758

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Phillips 66	147,191	$12,040,224
Pioneer Natural Resources Company	45,897	5,754,566
QEP Resources, Inc.	75,454	1,011,084
Range Resources Corp. (L)	51,410	1,265,200
Renewable Energy Group, Inc. (I)	9,507	88,320
Repsol SA	263,217	2,897,824
REX American Resources Corp. (I)	1,375	74,346
Rex Energy Corp. (I)	10,795	11,335
Ring Energy, Inc. (I)	4,854	34,221
Royal Dutch Shell PLC, A Shares	982,057	22,242,760
Royal Dutch Shell PLC, B Shares	611,750	13,942,346
RSP Permian, Inc. (I)	12,041	293,680
Sanchez Energy Corp. (I) (L)	11,348	48,910
SandRidge Energy, Inc. (I)	93,716	18,743
Santos, Ltd.	442,454	1,178,461
Scorpio Tankers, Inc.	37,062	297,237
SemGroup Corp., Class A	9,114	263,030
Ship Finance International, Ltd. (L)	11,900	197,183
Showa Shell Sekiyu KK	46,494	379,399
SM Energy Company	31,892	626,997
Solazyme, Inc. (I) (L)	18,116	44,928
Southwestern Energy Company (I) (L)	121,225	861,910
Spectra Energy Corp.	206,453	4,942,485
Statoil ASA	279,597	3,899,473
Stone Energy Corp. (I)	12,267	52,625
Synergy Resources Corp. (I)	21,858	186,230
Teekay Tankers, Ltd., Class A	18,464	127,032
Tesoro Corp.	37,843	3,987,517
The Williams Companies, Inc.	209,747	5,390,498
TonenGeneral Sekiyu KK	71,557	604,084
Total SA (L)	544,701	24,419,690
Triangle Petroleum Corp. (I)	10,685	8,227
Ultra Petroleum Corp. (I) (L)	31,890	79,725
Valero Energy Corp.	148,810	10,522,355
W&T Offshore, Inc. (I) (L)	8,700	20,097
Western Refining, Inc.	47,439	1,689,777
Westmoreland Coal Company (I) (L)	4,145	24,373
Woodside Petroleum, Ltd.	185,865	3,872,304
World Fuel Services Corp.	33,156	1,275,180
WPX Energy, Inc. (I)	109,776	630,114
		455,152,908
		529,470,331
Financials - 19.9%
Banks - 8.0%
1st Source Corp.	3,458	106,748
Ameris Bancorp	6,838	232,424
Aozora Bank, Ltd.	207,271	723,339
Arrow Financial Corp.	3,269	88,819
Associated Banc-Corp.	70,508	1,322,025
Australia & New Zealand Banking Group, Ltd.	720,908	14,547,761
Banc of California, Inc.	8,113	118,612
Banca Monte dei Paschi di Siena SpA (I)	661,506	875,709
BancFirst Corp.	1,391	81,540
Banco Bilbao Vizcaya Argentaria SA	1,596,454	11,664,945
Banco Comercial Portugues SA (I)	10,337,746	547,819
Banco de Sabadell SA	1,267,279	2,245,986
Banco Latinoamericano de
Comercio Exterior SA	5,973	154,880
Banco Popolare SC (I)	90,044	1,240,834
Banco Popular Espanol SA	424,081	1,397,297
BancorpSouth, Inc.	59,725	1,432,803
Bank Hapoalim, Ltd.	267,326	1,379,937
150

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Bank Leumi Le-Israel BM (I)	350,121	$1,213,978
Bank of America Corp.	3,217,862	54,156,617
Bank of East Asia, Ltd.	293,890	1,090,178
Bank of Hawaii Corp.	20,412	1,283,915
Bank of Ireland (I)	6,894,711	2,524,528
Bank of Marin Bancorp	1,526	81,488
Bank of Queensland, Ltd.	92,256	930,644
Bank of the Ozarks, Inc.	54,501	2,695,619
Bankia SA	1,144,932	1,332,376
Bankinter SA	169,413	1,201,361
Banner Corp.	4,366	200,225
Bar Harbor Bankshares	1,818	62,576
Barclays PLC	4,206,341	13,539,237
BB&T Corp.	242,056	9,152,137
BBCN Bancorp, Inc.	16,393	282,287
Bendigo and Adelaide Bank, Ltd.	112,908	976,637
Berkshire Hills Bancorp, Inc.	5,890	171,458
Blue Hills Bancorp, Inc.	6,780	103,802
BNC Bancorp	5,406	137,204
BNP Paribas SA	265,574	15,025,465
BOC Hong Kong Holdings, Ltd.	927,378	2,822,030
Boston Private Financial Holdings, Inc.	17,127	194,220
Bridge Bancorp, Inc.	3,305	100,571
Bryn Mawr Bank Corp.	3,981	114,334
CaixaBank SA	657,227	2,287,551
Camden National Corp.	2,064	91,002
Capital Bank Financial Corp., Class A	4,724	151,074
Cardinal Financial Corp.	6,988	158,977
Cathay General Bancorp	52,092	1,632,042
CenterState Banks, Inc.	10,229	160,084
Central Pacific Financial Corp.	4,754	104,683
Chemical Financial Corp.	6,796	232,899
Citigroup, Inc.	919,937	47,606,740
Citizens & Northern Corp.	3,723	78,183
City Holding Company	3,180	145,135
CNB Financial Corp.	4,064	73,274
CoBiz Financial, Inc.	8,159	109,494
Columbia Banking System, Inc.	12,103	393,469
Comerica, Inc.	54,749	2,290,151
Commerce Bancshares, Inc.	39,554	1,682,606
Commerzbank AG (I)	266,092	2,745,691
Commonwealth Bank of Australia	425,791	26,324,307
Community Bank Systems, Inc.	8,409	335,855
Community Trust Bancorp, Inc.	3,361	117,501
ConnectOne Bancorp, Inc.	6,536	122,158
Credit Agricole SA	264,698	3,119,236
CU Bancorp (I)	2,731	69,258
Cullen/Frost Bankers, Inc.	25,765	1,545,900
Customers Bancorp, Inc. (I)	5,675	154,474
CVB Financial Corp.	22,181	375,303
Danske Bank A/S	177,042	4,750,442
DBS Group Holdings, Ltd.	440,783	5,165,757
DNB ASA	244,844	3,016,777
Eagle Bancorp, Inc. (I)	6,147	310,239
East West Bancorp, Inc.	68,010	2,826,496
Enterprise Financial Services Corp.	4,722	133,869
Erste Group Bank AG (I)	70,032	2,191,306
Farmers Capital Bank Corp. (I)	1,779	48,229
FCB Financial Holdings, Inc., Class A (I)	5,758	206,079
Fidelity Southern Corp.	4,237	94,527
Fifth Third Bancorp	247,128	4,967,273
Financial Institutions, Inc.	3,812	106,736
First BanCorp (I)	24,496	79,612

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Bancorp North Carolina	5,064	$94,899
First Bancorp, Inc.	3,045	62,331
First Busey Corp.	5,699	117,570
First Business Financial Services, Inc.	2,394	59,874
First Citizens BancShares, Inc., Class A	1,530	395,000
First Commonwealth Financial Corp.	18,446	167,305
First Community Bancshares, Inc.	4,223	78,674
First Connecticut Bancorp, Inc.	4,531	78,885
First Financial Bancorp	12,319	222,604
First Financial Bankshares, Inc. (L)	13,452	405,847
First Financial Corp.	2,651	90,054
First Horizon National Corp.	113,018	1,641,021
First Interstate BancSystem, Inc., Class A	4,172	121,280
First Merchants Corp.	7,960	202,343
First Midwest Bancorp, Inc.	15,996	294,806
First NBC Bank Holding Company (I)	3,260	121,891
First Niagara Financial Group, Inc.	166,620	1,807,827
FirstMerit Corp.	111,641	2,082,105
Flushing Financial Corp.	6,752	146,113
FNB Corp.	35,329	471,289
Fukuoka Financial Group, Inc.	191,272	948,445
Fulton Financial Corp.	118,042	1,535,726
German American Bancorp, Inc.	3,365	112,122
Glacier Bancorp, Inc.	15,728	417,264
Great Southern Bancorp, Inc.	2,343	106,044
Great Western Bancorp, Inc.	8,275	240,141
Guaranty Bancorp	3,813	63,067
Hancock Holding Company	52,615	1,324,320
Hang Seng Bank, Ltd.	191,490	3,629,376
Hanmi Financial Corp.	6,823	161,842
Heartland Financial USA, Inc.	3,736	117,161
Heritage Commerce Corp.	6,272	75,013
Heritage Financial Corp.	6,957	131,070
Hilltop Holdings, Inc. (I)	15,956	306,674
Hokuhoku Financial Group, Inc.	298,899	609,319
Home BancShares, Inc.	11,907	482,472
HomeTrust Bancshares, Inc. (I)	5,180	104,895
Horizon Bancorp	2,827	79,043
HSBC Holdings PLC	4,903,604	38,710,079
Huntington Bancshares, Inc.	247,293	2,735,061
IBERIABANK Corp.	7,793	429,161
Independent Bank Corp. (Massachusetts)	5,318	247,393
Independent Bank Corp. (MI)	5,307	80,826
Independent Bank Group, Inc.	2,150	68,800
ING Groep NV	970,203	13,126,881
International Bancshares Corp.	37,531	964,547
Intesa Sanpaolo RSP	237,617	725,856
Intesa Sanpaolo SpA	3,178,983	10,557,398
Investors Bancorp, Inc.	72,145	897,484
Japan Post Bank Company, Ltd. (I)	101,600	1,479,263
JPMorgan Chase & Co.	1,136,729	75,058,216
KBC Groep NV	62,862	3,930,518
KeyCorp	258,660	3,411,725
Kyushu Financial Group, Inc. (I)	87,300	615,193
Lakeland Bancorp, Inc.	9,049	106,688
Lakeland Financial Corp.	3,515	163,869
LegacyTexas Financial Group, Inc.	10,018	250,650
Lloyds Banking Group PLC	14,314,010	15,401,782
M&T Bank Corp.	49,172	5,958,663
MainSource Financial Group, Inc.	4,926	112,707
MB Financial, Inc.	15,583	504,422
Mercantile Bank Corp.	4,078	100,074
Metro Bancorp, Inc.	2,929	91,912
151

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc.	3,197,092	$19,803,584
Mizrahi Tefahot Bank, Ltd.	35,394	422,729
Mizuho Financial Group, Inc.	5,905,306	11,810,613
National Australia Bank, Ltd.	658,299	14,365,279
National Bank Holdings Corp., Class A	7,688	164,293
National Penn Bancshares, Inc.	28,762	354,635
Natixis SA	233,164	1,319,028
NBT Bancorp, Inc.	9,006	251,087
NewBridge Bancorp	8,701	105,978
Nordea Bank AB	761,684	8,357,009
Novo Banco SA (I)	625,609	751
OFG Bancorp	9,204	67,373
Old National Bancorp	24,637	334,078
Old Second Bancorp, Inc. (I)	7,513	58,902
Opus Bank	2,254	83,330
Oversea-Chinese Banking Corp., Ltd.	760,324	4,700,645
Pacific Continental Corp.	5,484	81,602
Pacific Premier Bancorp, Inc. (I)	4,933	104,826
PacWest Bancorp	55,461	2,390,369
Park National Corp.	2,418	218,781
Park Sterling Corp.	11,454	83,843
Peapack Gladstone Financial Corp.	3,841	79,201
Penns Woods Bancorp, Inc.	1,369	58,128
People’s United Financial, Inc. (L)	94,366	1,524,011
Peoples Bancorp, Inc.	4,349	81,935
Peoples Financial Services Corp. (L)	1,892	72,047
Pinnacle Financial Partners, Inc.	7,545	387,511
Preferred Bank	2,883	95,197
PrivateBancorp, Inc.	16,306	668,872
Prosperity Bancshares, Inc.	45,097	2,158,342
QCR Holdings, Inc.	2,999	72,846
Raiffeisen Bank International AG (I)	29,835	437,239
Regions Financial Corp.	407,525	3,912,240
Renasant Corp.	8,457	291,005
Republic Bancorp, Inc., Class A	2,511	66,316
Resona Holdings, Inc.	551,432	2,677,884
Royal Bank of Scotland Group PLC (I)	1,450,801	6,448,901
S&T Bancorp, Inc.	6,685	206,032
Sandy Spring Bancorp, Inc.	5,367	144,694
Santander UK Group Holdings PLC	3,624,253	17,829,040
Seacoast Banking Corp. of Florida (I)	6,004	89,940
ServisFirst Bancshares, Inc.	4,607	218,971
Seven Bank, Ltd.	145,940	640,019
Shinsei Bank, Ltd.	441,663	812,787
Sierra Bancorp	3,956	69,823
Signature Bank (I)	23,687	3,632,875
Simmons First National Corp., Class A	6,031	309,752
Skandinaviska Enskilda Banken AB, Series A	381,016	4,006,953
Societe Generale SA	181,908	8,382,710
South State Corp.	5,036	362,340
Southside Bancshares, Inc.	5,383	129,300
Southwest Bancorp, Inc.	4,591	80,251
Standard Chartered PLC	638,296	5,296,039
State Bank Financial Corp.	7,758	163,151
Sterling Bancorp	25,715	417,097
Stock Yards Bancorp, Inc.	3,399	128,448
Stonegate Bank	3,187	104,725
Suffolk Bancorp	2,964	84,029
Sumitomo Mitsui Financial Group, Inc.	319,109	12,043,504
Sumitomo Mitsui Trust Holdings, Inc.	831,753	3,150,123
SunTrust Banks, Inc.	159,297	6,824,283
Suruga Bank, Ltd.	45,803	943,935
SVB Financial Group (I)	24,331	2,892,956

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Svenska Handelsbanken AB, A Shares	375,551	$4,987,871
Swedbank AB, A Shares	227,158	5,002,828
Synovus Financial Corp.	61,969	2,006,556
Talmer Bancorp, Inc., Class A	11,405	206,545
TCF Financial Corp.	80,913	1,142,492
Texas Capital Bancshares, Inc. (I)	9,506	469,787
The Bancorp, Inc. (I)	7,867	50,113
The Bank of Kyoto, Ltd.	85,070	788,910
The Bank of Yokohama, Ltd.	283,566	1,738,145
The Chiba Bank, Ltd.	175,204	1,243,288
The Chugoku Bank, Ltd.	40,912	545,919
The First of Long Island Corp.	3,154	94,620
The Gunma Bank, Ltd.	97,025	564,126
The Hachijuni Bank, Ltd.	104,338	638,547
The Hiroshima Bank, Ltd.	127,000	721,840
The Iyo Bank, Ltd.	60,959	592,258
The Joyo Bank, Ltd.	156,944	742,165
The PNC Financial Services Group, Inc.	157,877	15,047,257
The Shizuoka Bank, Ltd.	134,908	1,308,342
Tompkins Financial Corp.	3,067	172,243
Towne Bank (L)	9,484	197,931
TriCo Bancshares	5,044	138,407
TriState Capital Holdings, Inc. (I)	5,028	70,342
Triumph Bancorp, Inc. (I)	3,687	60,836
Trustmark Corp.	45,572	1,049,979
U.S. Bancorp	508,815	21,711,136
UMB Financial Corp.	8,091	376,636
Umpqua Holdings Corp.	149,121	2,371,024
UniCredit SpA	1,197,307	6,619,539
Union Bankshares Corp.	9,410	237,508
Unione di Banche Italiane SCPA	225,851	1,509,011
United Bankshares, Inc.	14,243	526,849
United Community Banks, Inc.	10,471	204,080
United Overseas Bank, Ltd.	323,539	4,460,568
Univest Corp. of Pennsylvania	4,547	94,850
Valley National Bancorp	151,439	1,491,674
Washington Trust Bancorp, Inc.	3,254	128,598
Webster Financial Corp.	61,607	2,291,164
Wells Fargo & Company	1,435,869	78,053,839
WesBanco, Inc.	7,141	214,373
West Bancorp, Inc.	4,191	82,772
WestAmerica Bancorp.	5,308	248,149
Western Alliance Bancorp (I)	18,011	645,874
Westpac Banking Corp.	832,944	20,190,369
Wilshire Bancorp, Inc.	14,878	171,841
Wintrust Financial Corp.	9,600	465,792
Yadkin Financial Corp.	5,634	141,808
Yamaguchi Financial Group, Inc.	48,133	570,241
Zions Bancorporation	62,507	1,706,441
		795,563,304
Capital markets - 2.0%
3i Group PLC	243,240	1,723,066
Aberdeen Asset Management PLC	231,077	984,670
Affiliated Managers Group, Inc. (I)	16,690	2,666,394
Ameriprise Financial, Inc.	54,792	5,830,965
Arlington Asset Investment Corp., Class A (L)	4,618	61,096
Associated Capital Group, Inc., Class A (I)	1,407	42,914
BGC Partners, Inc., Class A	38,603	378,695
BlackRock, Inc.	39,380	13,409,678
Calamos Asset Management, Inc., Class A	4,806	46,522
Cohen & Steers, Inc.	4,238	129,174
Cowen Group, Inc., Class A (I)	23,603	90,399
152

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Credit Suisse Group
Funding Guernsey, Ltd. (I)	390,184	$8,405,330
Daiwa Securities Group, Inc.	415,508	2,540,288
Deutsche Bank AG	345,700	8,395,204
Diamond Hill Investment Group, Inc.	650	122,850
E*TRADE Financial Corp. (I)	89,255	2,645,518
Eaton Vance Corp.	55,163	1,788,936
Evercore Partners, Inc., Class A	7,174	387,898
Federated Investors, Inc., Class B	44,598	1,277,733
Financial Engines, Inc. (L)	10,893	366,767
Franklin Resources, Inc.	118,891	4,377,567
GAMCO Investors, Inc., Class A	1,407	43,673
Greenhill & Company, Inc.	6,114	174,922
Hargreaves Lansdown PLC	65,245	1,448,479
HFF, Inc., Class A	7,949	246,975
ICAP PLC	139,463	1,046,820
INTL. FCStone, Inc. (I)	3,236	108,277
Invesco, Ltd.	131,842	4,414,070
Investec PLC	139,368	982,683
Investment Technology Group, Inc.	7,152	121,727
Janus Capital Group, Inc.	99,317	1,399,377
Julius Baer Group, Ltd. (I)	55,876	2,703,122
KCG Holdings, Inc., Class A (I)	8,285	101,988
Ladenburg Thalmann
Financial Services, Inc. (I)	23,692	65,390
Legg Mason, Inc.	33,324	1,307,301
Macquarie Group, Ltd.	75,312	4,505,384
Mediobanca SpA	140,386	1,345,748
Moelis & Company, Class A	3,905	113,948
Morgan Stanley	468,379	14,899,136
Nomura Holdings, Inc.	910,413	5,071,051
Northern Trust Corp.	67,331	4,853,892
OM Asset Management PLC	4,877	74,764
Oppenheimer Holdings, Inc., Class A	2,493	43,328
Partners Group Holding AG (L)	4,009	1,441,773
Piper Jaffray Companies (I)	3,288	132,835
Platinum Asset Management, Ltd.	59,639	348,495
Raymond James Financial, Inc.	60,226	3,491,301
RCS Capital Corp., Class A (I) (L)	10,727	3,266
Safeguard Scientifics, Inc. (I)	4,871	70,678
SBI Holdings, Inc.	54,690	590,154
Schroders PLC	30,910	1,353,826
SEI Investments Company	65,017	3,406,891
State Street Corp.	125,460	8,325,526
Stifel Financial Corp. (I)	46,609	1,974,357
T. Rowe Price Group, Inc.	78,786	5,632,411
The Bank of New York Mellon Corp.	340,140	14,020,571
The Charles Schwab Corp.	368,027	12,119,129
The Goldman Sachs Group, Inc.	122,238	22,030,955
UBS Group AG	916,655	17,782,613
Virtu Financial, Inc., Class A	4,110	93,050
Virtus Investment Partners, Inc.	1,463	171,844
Waddell & Reed Financial, Inc., Class A	39,311	1,126,653
Westwood Holdings Group, Inc.	1,715	89,334
WisdomTree Investments, Inc. (L)	77,616	1,217,019
		196,166,400
Consumer finance - 0.5%
Acom Company, Ltd. (I)	97,210	457,763
AEON Credit Service Company, Ltd.	26,753	597,627
American Express Company	257,662	17,920,392
Capital One Financial Corp.	163,084	11,771,403
Cash America International, Inc.	5,839	174,878
Credit Saison Company, Ltd.	37,103	731,011

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Consumer finance (continued)
Discover Financial Services	133,848	$7,176,930
Encore Capital Group, Inc. (I) (L)	5,444	158,312
Enova International, Inc. (I)	5,530	36,553
EZCORP, Inc., Class A (I)	11,421	56,991
First Cash Financial Services, Inc. (I)	5,996	224,430
Green Dot Corp., Class A (I)	9,652	158,486
Navient Corp.	113,286	1,297,125
Nelnet, Inc., Class A	4,935	165,668
PRA Group, Inc. (I)	10,081	349,710
Provident Financial PLC	36,876	1,828,410
Regional Management Corp. (I)	2,587	40,021
SLM Corp. (I)	200,036	1,304,235
Synchrony Financial (I)	257,770	7,838,786
World Acceptance Corp. (I) (L)	1,572	58,321
		52,347,052
Diversified financial services - 1.7%
ASX, Ltd.	48,557	1,493,881
Berkshire Hathaway, Inc., Class B (I)	579,498	76,516,916
CBOE Holdings, Inc.	38,861	2,522,079
Challenger, Ltd.	143,002	901,253
CME Group, Inc.	103,835	9,407,451
Deutsche Boerse AG	48,383	4,252,919
Eurazeo SA	9,820	677,276
Exor SpA	25,041	1,136,528
FactSet Research Systems, Inc.	19,573	3,181,983
First Pacific Company, Ltd.	603,340	399,674
FNFV Group (I)	16,593	186,339
GAIN Capital Holdings, Inc.	7,238	58,700
Groupe Bruxelles Lambert SA	20,111	1,720,844
Hong Kong Exchanges & Clearing, Ltd.	285,671	7,277,408
Industrivarden AB, C Shares (I)	40,623	694,977
Intercontinental Exchange, Inc.	33,964	8,703,615
Investment AB Kinnevik, B Shares	58,797	1,811,023
Investor AB, B Shares	114,252	4,198,778
Japan Exchange Group, Inc.	137,700	2,152,493
Leucadia National Corp.	103,138	1,793,570
London Stock Exchange Group PLC	78,618	3,180,733
MarketAxess Holdings, Inc.	25,376	2,831,708
McGraw Hill Financial, Inc.	83,773	8,258,342
Mitsubishi UFJ Lease &
Finance Company, Ltd.	124,570	641,067
Moody’s Corp.	53,583	5,376,518
MSCI, Inc.	43,549	3,141,189
Nasdaq, Inc.	36,317	2,112,560
NewStar Financial, Inc. (I)	5,486	49,264
ORIX Corp.	331,947	4,656,707
Pargesa Holding SA	7,685	485,508
PICO Holdings, Inc. (I)	5,277	54,459
Singapore Exchange, Ltd.	203,848	1,102,494
Wendel SA	7,339	872,788
		161,851,044
Insurance - 3.8%
ACE, Ltd.	99,535	11,630,665
Admiral Group PLC	52,099	1,273,070
Aegon NV	454,020	2,567,692
Aflac, Inc.	132,386	7,929,921
Ageas	50,813	2,358,428
AIA Group, Ltd.	3,019,935	18,044,352
Alleghany Corp. (I)	7,337	3,506,572
Allianz SE	114,555	20,193,525
Ambac Financial Group, Inc. (I)	9,309	131,164
153

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
American Equity Investment Life
Holding Company	16,274	$391,064
American Financial Group, Inc.	33,732	2,431,403
American International Group, Inc.	382,834	23,724,223
AMERISAFE, Inc.	4,025	204,873
AMP, Ltd.	740,613	3,120,555
Aon PLC	83,207	7,672,517
Argo Group International Holdings, Ltd.	5,631	336,959
Arthur J. Gallagher & Company	83,337	3,411,817
Aspen Insurance Holdings, Ltd.	28,543	1,378,627
Assicurazioni Generali SpA	292,866	5,349,691
Assurant, Inc.	20,401	1,643,097
Atlas Financial Holdings, Inc. (I)	2,686	53,451
Aviva PLC	1,014,074	7,697,300
AXA SA	490,439	13,400,536
Baldwin & Lyons, Inc., Class B	2,793	67,116
Baloise Holding AG	12,522	1,587,017
Brown & Brown, Inc.	54,883	1,761,744
Cincinnati Financial Corp.	45,495	2,691,939
Citizens, Inc. (I)	12,187	90,549
CNO Financial Group, Inc.	128,239	2,448,083
CNP Assurances	43,478	586,489
Crawford & Company, Class B	6,734	35,758
Direct Line Insurance Group PLC	344,509	2,065,024
eHealth, Inc. (I)	4,108	40,998
Employers Holdings, Inc.	6,724	183,565
Endurance Specialty Holdings, Ltd.	29,272	1,873,115
Enstar Group, Ltd. (I)	1,798	269,772
Everest Re Group, Ltd.	20,293	3,715,445
FBL Financial Group, Inc., Class A	2,083	132,562
Federated National Holding Company	3,192	94,356
Fidelity & Guaranty Life	2,559	64,922
First American Financial Corp.	73,850	2,651,215
Genworth Financial, Inc., Class A (I)	235,677	879,075
Gjensidige Forsikring ASA	50,672	811,012
Global Indemnity PLC (I)	2,225	64,570
Greenlight Capital Re, Ltd., Class A (I)	5,878	109,977
Hannover Rueckversicherung AG	15,002	1,713,071
HCI Group, Inc.	1,889	65,832
Heritage Insurance Holdings, Inc.	5,318	116,039
Horace Mann Educators Corp.	8,507	282,262
Infinity Property & Casualty Corp.	2,402	197,516
Insurance Australia Group, Ltd.	609,503	2,447,770
James River Group Holdings, Ltd.	2,510	84,185
Japan Post Holdings Co., Ltd. (I)	112,800	1,750,256
Kansas City Life Insurance Company	1,089	41,698
Kemper Corp.	31,894	1,188,052
Legal & General Group PLC	1,490,403	5,880,983
Lincoln National Corp.	77,161	3,878,112
Loews Corp.	88,281	3,389,990
Maiden Holdings, Ltd.	10,555	157,375
Mapfre SA	264,331	661,663
Marsh & McLennan Companies, Inc.	162,956	9,035,910
MBIA, Inc. (I)	32,308	209,356
Medibank PVT., Ltd.	694,083	1,082,292
Mercury General Corp.	17,100	796,347
MetLife, Inc.	343,321	16,551,505
MS&AD Insurance Group Holdings, Inc.	127,051	3,725,729
Muenchener Rueckversicherungs AG	41,808	8,329,700
National General Holdings Corp.	7,804	170,595
National Interstate Corp.	1,875	50,063
National Western Life Group, Inc., Class A	503	126,726
NN Group NV	59,868	2,112,317

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Old Mutual PLC	1,235,477	$3,250,120
Old Republic International Corp.	114,727	2,137,364
OneBeacon Insurance Group, Ltd., Class A	5,498	68,230
Primerica, Inc.	33,336	1,574,459
Principal Financial Group, Inc.	84,315	3,792,489
Prudential Financial, Inc.	138,654	11,287,822
Prudential PLC	644,510	14,520,481
QBE Insurance Group, Ltd.	343,378	3,123,083
Reinsurance Group of America, Inc.	30,961	2,648,714
RenaissanceRe Holdings, Ltd.	20,655	2,337,939
RLI Corp.	9,044	558,467
RSA Insurance Group PLC	252,756	1,586,384
Safety Insurance Group, Inc.	3,204	180,642
Sampo OYJ, Class A	112,171	5,696,292
SCOR SE	38,936	1,456,896
Selective Insurance Group, Inc.	12,018	403,564
Sompo Japan Nipponkoa Holdings, Inc.	82,891	2,721,699
Sony Financial Holdings, Inc.	44,016	787,325
St James’s Place PLC	132,038	1,957,024
StanCorp Financial Group, Inc.	19,869	2,262,682
Standard Life PLC	493,530	2,826,204
State Auto Financial Corp.	3,272	67,370
State National Companies, Inc.	7,250	71,123
Stewart Information Services Corp.	4,731	176,608
Suncorp Group, Ltd.	322,204	2,828,950
Swiss Life Holding AG (I)	8,041	2,165,841
Swiss Re AG	88,290	8,622,958
Symetra Financial Corp.	15,617	496,152
T&D Holdings, Inc.	145,125	1,914,711
The Allstate Corp.	118,647	7,366,792
The Chubb Corp.	69,774	9,254,823
The Dai-ichi Life Insurance Company, Ltd.	270,337	4,497,781
The Hanover Insurance Group, Inc.	20,389	1,658,441
The Hartford Financial Services Group, Inc.	127,546	5,543,149
The Navigators Group, Inc. (I)	2,113	181,274
The Progressive Corp.	180,145	5,728,611
The Travelers Companies, Inc.	93,210	10,519,681
Third Point Reinsurance, Ltd. (I)	17,377	233,026
Tokio Marine Holdings, Inc.	170,985	6,604,227
Torchmark Corp.	35,759	2,043,984
Tryg A/S	28,898	574,249
UnipolSai SpA	277,499	705,986
United Fire Group, Inc.	4,419	169,292
United Insurance Holdings Corp.	3,989	68,212
Universal Insurance Holdings, Inc. (L)	6,762	156,743
Unum Group	75,931	2,527,743
W.R. Berkley Corp.	46,343	2,537,279
XL Group PLC	92,973	3,642,682
Zurich Insurance Group AG (I)	37,698	9,684,609
		379,941,326
Real estate investment trusts - 3.1%
Acadia Realty Trust	14,348	475,636
AG Mortgage Investment Trust, Inc.	5,678	72,906
Agree Realty Corp.	3,908	132,833
Alexander’s, Inc.	437	167,856
Alexandria Real Estate Equities, Inc.	34,170	3,087,601
Altisource Residential Corp., Class B	12,028	149,267
American Assets Trust, Inc.	7,847	300,932
American Campus Communities, Inc.	52,728	2,179,776
American Capital Mortgage Investment Corp.	9,709	135,538
American Residential Properties, Inc.	6,957	131,487
American Tower Corp.	130,107	12,613,874
Anworth Mortgage Asset Corp.	22,182	96,492
154

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Apartment Investment & Management
Company, Class A	47,814	$1,913,994
Apollo Commercial Real Estate Finance, Inc.	11,542	198,869
Apollo Residential Mortgage, Inc.	6,978	83,387
Ares Commercial Real Estate Corp.	6,810	77,906
Armada Hoffler Properties, Inc.	6,919	72,511
ARMOUR Residential REIT, Inc.	9,193	200,040
Ascendas Real Estate Investment Trust	516,531	827,823
Ashford Hospitality Prime, Inc.	6,412	92,974
Ashford Hospitality Trust, Inc.	17,814	112,406
AvalonBay Communities, Inc.	42,553	7,835,284
Beni Stabili SpA	44	32
BGP Holdings PLC (I)	1,525,695	84,560
BioMed Realty Trust, Inc.	95,733	2,267,915
Bluerock Residential Growth Reit, Inc.	5,091	60,328
Boston Properties, Inc.	47,209	6,021,036
Camden Property Trust	41,039	3,150,154
Campus Crest Communities, Inc. (I)	14,996	101,973
CapitaCommercial Trust	513,196	486,910
CapitaMall Trust	613,581	832,562
Capstead Mortgage Corp.	17,006	148,632
Care Capital Properties, Inc.	39,585	1,210,113
CareTrust REIT, Inc.	8,941	97,904
CatchMark Timber Trust, Inc., Class A	9,198	104,029
Cedar Realty Trust, Inc.	19,091	135,164
Chatham Lodging Trust	8,005	163,942
Chesapeake Lodging Trust	12,484	314,097
Colony Capital, Inc., Class A	22,685	441,904
Communications Sales & Leasing, Inc.	56,640	1,058,602
CorEnergy Infrastructure Trust, Inc. (L)	2,388	35,438
CoreSite Realty Corp.	5,017	284,564
Corporate Office Properties Trust	44,486	971,129
Corrections Corp. of America	55,719	1,475,996
Cousins Properties, Inc.	45,249	426,698
Crown Castle International Corp.	102,609	8,870,548
CubeSmart	34,411	1,053,665
CyrusOne, Inc.	12,968	485,652
CYS Investments, Inc.	30,336	216,296
DCT Industrial Trust, Inc.	17,977	671,800
Dexus Property Group	240,599	1,305,051
DiamondRock Hospitality Company	41,496	400,436
Douglas Emmett, Inc.	65,920	2,055,386
Duke Realty Corp.	163,034	3,426,975
DuPont Fabros Technology, Inc.	12,956	411,871
Dynex Capital, Inc.	12,847	81,578
Easterly Government Properties, Inc.	3,721	63,927
EastGroup Properties, Inc.	6,659	370,307
Education Realty Trust, Inc.	10,006	379,027
EPR Properties	11,497	672,000
Equinix, Inc.	19,285	5,831,784
Equity One, Inc.	49,568	1,345,771
Equity Residential	115,397	9,415,241
Essex Property Trust, Inc.	20,218	4,840,391
Extra Space Storage, Inc.	58,148	5,129,235
Federal Realty Investment Trust	32,684	4,775,132
FelCor Lodging Trust, Inc.	29,950	218,635
First Industrial Realty Trust, Inc.	23,341	516,536
First Potomac Realty Trust	13,342	152,099
Fonciere Des Regions	7,342	656,678
Franklin Street Properties Corp.	18,603	192,541
Gecina SA	8,616	1,047,459
General Growth Properties, Inc.	179,729	4,890,426
Getty Realty Corp.	5,931	101,717

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Gladstone Commercial Corp.	5,466	$79,749
Goodman Group	441,605	2,001,109
Government Properties Income Trust	14,742	233,956
Gramercy Property Trust	87,425	674,917
Hammerson PLC	196,331	1,735,637
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	7,026	132,932
Hatteras Financial Corp.	19,140	251,691
HCP, Inc.	142,302	5,441,628
Healthcare Realty Trust, Inc.	20,789	588,744
Hersha Hospitality Trust	10,164	221,169
Highwoods Properties, Inc.	63,950	2,788,220
Hospitality Properties Trust	71,880	1,879,662
Host Hotels & Resorts, Inc.	230,956	3,542,865
Hudson Pacific Properties, Inc.	15,488	435,832
ICADE	8,535	572,869
Independence Realty Trust, Inc.	7,578	56,911
InfraREIT, Inc.	4,498	83,213
Inland Real Estate Corp.	17,848	189,546
Intu Properties PLC	237,916	1,111,524
Invesco Mortgage Capital, Inc.	25,102	311,014
Investors Real Estate Trust	25,993	180,651
Iron Mountain, Inc.	58,468	1,579,221
iStar, Inc. (I)	17,972	210,812
Japan Prime Realty Investment Corp.	210	717,131
Japan Real Estate Investment Corp.	331	1,606,253
Japan Retail Fund Investment Corp.	616	1,185,108
Keppel REIT	21,160	13,859
Kilroy Realty Corp.	43,606	2,759,388
Kimco Realty Corp.	127,087	3,362,722
Kite Realty Group Trust	17,355	450,015
Klepierre	55,163	2,451,984
Ladder Capital Corp., Class A	8,304	103,136
Lamar Advertising Company, Class A	38,808	2,327,704
Land Securities Group PLC	198,118	3,434,380
LaSalle Hotel Properties	76,202	1,917,242
Lexington Realty Trust	42,711	341,688
Liberty Property Trust	69,617	2,161,608
LTC Properties, Inc.	7,427	320,401
Mack-Cali Realty Corp.	60,166	1,404,876
Medical Properties Trust, Inc.	47,977	552,215
Mid-America Apartment Communities, Inc.	35,622	3,234,834
Mirvac Group	915,972	1,311,250
Monmouth Real Estate
Investment Corp., Class A	13,579	142,036
Monogram Residential Trust, Inc.	35,146	343,025
National Health Investors, Inc.	7,726	470,282
National Retail Properties, Inc.	64,191	2,570,850
National Storage Affiliates Trust	5,361	91,834
New Residential Investment Corp.	47,393	576,299
New Senior Investment Group, Inc.	18,562	183,021
New York Mortgage Trust, Inc.	21,907	116,764
New York REIT, Inc.	34,373	395,290
Nexpoint Residential Trust, Inc.	4,548	59,533
Nippon Building Fund, Inc.	357	1,705,941
Nippon Prologis REIT, Inc.	370	669,305
Nomura Real Estate Master Fund, Inc. (I)	885	1,100,037
Omega Healthcare Investors, Inc.	77,597	2,714,343
One Liberty Properties, Inc.	3,628	77,857
Orchid Island Capital, Inc.	4,606	45,738
Parkway Properties, Inc.	17,917	280,043
Pebblebrook Hotel Trust	14,934	418,451
Pennsylvania Real Estate Investment Trust	14,703	321,555
155

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
PennyMac Mortgage Investment Trust	15,368	$234,516
Physicians Realty Trust	14,679	247,488
Plum Creek Timber Company, Inc.	53,756	2,565,236
Post Properties, Inc.	25,442	1,505,149
Potlatch Corp.	27,619	835,199
Preferred Apartment Communities, Inc.	6,160	80,573
Prologis, Inc.	161,159	6,916,944
PS Business Parks, Inc.	4,000	349,720
Public Storage	45,189	11,193,315
QTS Realty Trust, Inc., Class A	5,240	236,376
RAIT Financial Trust	19,832	53,546
Ramco-Gershenson Properties Trust	17,167	285,144
Rayonier, Inc.	58,158	1,291,108
Realty Income Corp.	76,783	3,964,306
Redwood Trust, Inc.	17,246	227,647
Regency Centers Corp.	44,504	3,031,612
Resource Capital Corp. (L)	7,052	89,984
Retail Opportunity Investments Corp.	19,380	346,902
Rexford Industrial Realty, Inc.	11,564	189,187
RLJ Lodging Trust	27,034	584,745
Rouse Properties, Inc.	7,846	114,238
Ryman Hospitality Properties	8,920	460,629
Sabra Health Care REIT, Inc.	13,527	273,651
Saul Centers, Inc.	1,996	102,335
Scentre Group	1,335,269	4,050,062
Segro PLC	186,738	1,181,767
Select Income REIT	13,211	261,842
Senior Housing Properties Trust	111,425	1,653,547
Silver Bay Realty Trust Corp.	7,971	124,826
Simon Property Group, Inc.	96,559	18,774,932
SL Green Realty Corp.	30,641	3,461,820
Sovran Self Storage, Inc.	24,252	2,602,482
STAG Industrial, Inc.	13,872	255,938
Starwood Waypoint Residential Trust (I)	7,763	175,754
Stockland	594,295	1,764,154
STORE Capital Corp.	6,829	158,433
Summit Hotel Properties, Inc.	17,874	213,594
Sun Communities, Inc.	9,650	661,315
Sunstone Hotel Investors, Inc.	43,177	539,281
Suntec Real Estate Investment Trust	601,800	655,402
Tanger Factory Outlet Centers, Inc.	44,438	1,453,123
Taubman Centers, Inc.	28,286	2,170,102
Terreno Realty Corp.	9,232	208,828
The British Land Company PLC	245,132	2,836,389
The GEO Group, Inc.	15,360	444,058
The GPT Group	443,364	1,535,456
The Link REIT	565,404	3,370,872
The Macerich Company	41,389	3,339,678
UDR, Inc.	123,547	4,641,661
UMH Properties, Inc.	6,348	64,242
Unibail-Rodamco SE	770	195,527
Unibail-Rodamco SE	23,954	6,082,663
United Development Funding IV (L)	6,844	75,284
United Urban Investment Corp.	655	889,198
Universal Health Realty Income Trust	2,725	136,277
Urban Edge Properties	61,829	1,449,890
Urstadt Biddle Properties, Inc., Class A	6,212	119,519
Ventas, Inc.	102,257	5,770,363
Vicinity Centres	840,317	1,704,731
Vornado Realty Trust	54,485	5,446,321
Washington Real Estate Investment Trust	14,087	381,194
Weingarten Realty Investors	53,572	1,852,520
Welltower, Inc.	112,436	7,649,021

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Western Asset Mortgage Capital Corp.	8,192	$83,722
Westfield Corp.	495,146	3,406,563
Weyerhaeuser Company	158,127	4,740,647
Whitestone REIT	6,483	77,861
WP Glimcher, Inc.	87,000	923,070
Xenia Hotels & Resorts, Inc.	23,141	354,752
		309,771,339
Real estate management and development - 0.7%
Aeon Mall Company, Ltd.	29,231	501,374
Alexander & Baldwin, Inc.	31,807	1,123,105
Altisource Portfolio Solutions SA (I) (L)	2,870	79,815
AV Homes, Inc. (I)	3,269	41,876
Azrieli Group	8,635	321,676
CapitaLand, Ltd.	636,484	1,496,048
CBRE Group, Inc., Class A (I)	89,099	3,081,043
Cheung Kong Property Holdings, Ltd.	677,062	4,379,903
City Developments, Ltd.	103,713	557,935
Consolidated-Tomoka Land Company	1,095	57,717
Daito Trust Construction Company, Ltd.	17,760	2,051,466
Daiwa House Industry Company, Ltd.	150,406	4,323,622
Deutsche Wohnen AG	85,122	2,353,778
Forestar Group, Inc. (I)	7,372	80,650
FRP Holdings, Inc. (I)	1,666	56,544
Global Logistic Properties, Ltd.	794,086	1,199,196
Hang Lung Properties, Ltd.	557,313	1,262,792
Henderson Land Development Company, Ltd.	289,361	1,765,105
Hong Kong Land Holdings, Ltd.	294,600	2,057,127
Hulic Company, Ltd. (I)	76,069	667,927
Hysan Development Company, Ltd.	162,279	663,017
Jones Lang LaSalle, Inc.	21,247	3,396,545
Kennedy-Wilson Holdings, Inc.	19,361	466,213
Kerry Properties, Ltd.	165,055	449,175
Lend Lease Corp.	139,444	1,438,720
Marcus & Millichap, Inc. (I)	2,979	86,808
Mitsubishi Estate Company, Ltd.	314,124	6,531,684
Mitsui Fudosan Company, Ltd.	235,826	5,918,731
New World Development Company, Ltd.	1,342,569	1,318,319
Nomura Real Estate Holdings, Inc.	30,563	567,011
NTT Urban Development Corp.	28,000	269,032
RE/MAX Holdings, Inc., Class A	2,646	98,696
Sino Land Company, Ltd.	763,722	1,112,555
Sumitomo Realty &
Development Company, Ltd.	89,483	2,554,084
Sun Hung Kai Properties, Ltd.	431,977	5,192,180
Swire Pacific, Ltd., Class A	147,377	1,646,218
Swire Properties, Ltd.	297,291	854,812
Swiss Prime Site AG (I)	16,552	1,292,658
Tejon Ranch Company (I)	3,037	58,159
The RMR Group, Inc. (I)	392	5,649
The St. Joe Company (I) (L)	14,068	260,399
The Wharf Holdings, Ltd.	340,963	1,879,891
Tokyo Tatemono Company, Ltd.	52,700	573,576
Tokyu Fudosan Holdings Corp.	127,481	799,033
UOL Group, Ltd.	118,545	519,542
Vonovia SE	116,789	3,607,971
Wheelock and Company, Ltd.	232,456	975,428
		69,994,805
Thrifts and mortgage finance - 0.1%
Anchor BanCorp Wisconsin, Inc. (I)	1,752	76,247
Astoria Financial Corp.	18,137	287,471
Bank Mutual Corp.	12,289	95,854
BankFinancial Corp.	4,873	61,546
156

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
Beneficial Bancorp, Inc. (I)	17,636	$234,912
BofI Holding, Inc. (I) (L)	12,616	265,567
Brookline Bancorp, Inc.	15,408	177,192
BSB Bancorp, Inc. (I)	2,450	57,306
Capitol Federal Financial, Inc.	28,352	356,101
Clifton Bancorp, Inc.	6,598	94,615
Dime Community Bancshares, Inc.	6,492	113,545
Essent Group, Ltd. (I)	11,517	252,107
EverBank Financial Corp.	19,498	311,578
Federal Agricultural Mortgage Corp., Class C	2,469	77,946
First Defiance Financial Corp.	2,294	86,667
Flagstar Bancorp, Inc. (I)	4,511	104,249
Fox Chase Bancorp, Inc.	4,019	81,546
HomeStreet, Inc. (I)	4,721	102,493
Kearny Financial Corp.	19,997	253,362
LendingTree, Inc. (I)	1,226	109,457
Meridian Bancorp, Inc.	12,293	173,331
Meta Financial Group, Inc.	1,626	74,682
MGIC Investment Corp. (I)	70,816	625,305
Nationstar Mortgage Holdings, Inc. (I) (L)	8,312	111,131
New York Community Bancorp, Inc.	228,454	3,728,369
NMI Holdings, Inc., Class A (I)	11,651	78,877
Northfield Bancorp, Inc.	10,851	172,748
Northwest Bancshares, Inc.	19,724	264,104
OceanFirst Financial Corp.	3,705	74,211
Ocwen Financial Corp. (I) (L)	22,537	157,083
Oritani Financial Corp.	9,978	164,637
PennyMac Financial Services, Inc. (I)	3,060	47,002
PHH Corp. (I)	10,357	167,783
Provident Financial Services, Inc.	13,544	272,912
Radian Group, Inc.	39,682	531,342
TrustCo Bank Corp.	20,979	128,811
United Community Financial Corp.	12,282	72,464
United Financial Bancorp, Inc.	11,162	143,767
Walker & Dunlop, Inc. (I)	5,634	162,316
Walter Investment Management Corp. (I) (L)	8,144	115,808
Washington Federal, Inc.	62,872	1,498,240
Waterstone Financial, Inc.	6,923	97,614
WSFS Financial Corp.	6,133	198,464
		12,260,762
		1,977,896,032
Health care - 13.3%
Biotechnology - 2.5%
AbbVie, Inc.	503,946	29,853,761
ACADIA Pharmaceuticals, Inc. (I)	16,646	593,430
Acceleron Pharma, Inc. (I)	4,639	226,198
Achillion Pharmaceuticals, Inc. (I)	24,748	267,031
Acorda Therapeutics, Inc. (I)	8,931	382,068
Actelion, Ltd. (I)	25,772	3,580,853
Adamas Pharmaceuticals, Inc. (I)	2,403	68,053
Aduro Biotech, Inc. (I) (L)	1,781	50,117
Advaxis, Inc. (I) (L)	6,453	64,917
Aegerion Pharmaceuticals, Inc. (I) (L)	5,404	54,580
Affimed NV (I) (L)	3,542	25,219
Agenus, Inc. (I)	16,302	74,011
Akebia Therapeutics, Inc. (I)	5,599	72,339
Alder Biopharmaceuticals, Inc. (I)	4,715	155,736
Alexion Pharmaceuticals, Inc. (I)	69,520	13,260,940
AMAG Pharmaceuticals, Inc. (I)	6,993	211,119
Amgen, Inc.	233,078	37,835,552
Amicus Therapeutics, Inc. (I)	24,012	232,916
Anacor Pharmaceuticals, Inc. (I)	8,558	966,797

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Anthera Pharmaceuticals, Inc. (I)	7,942	$36,851
Applied Genetic Technologies Corp. (I)	1,610	32,844
Ardelyx, Inc. (I) (L)	3,224	58,419
Arena Pharmaceuticals, Inc. (I)	50,708	96,345
ARIAD Pharmaceuticals, Inc. (I)	35,175	219,844
Array BioPharma, Inc. (I)	29,669	125,203
Arrowhead Research Corp. (I) (L)	12,621	77,619
Atara Biotherapeutics, Inc. (I)	3,472	91,696
Avalanche Biotechnologies, Inc. (I)	4,214	40,117
Baxalta, Inc.	166,490	6,498,105
Bellicum Pharmaceuticals, Inc. (I) (L)	1,896	38,432
BioCryst Pharmaceuticals, Inc. (I)	15,283	157,721
Biogen, Inc. (I)	68,518	20,990,489
BioSpecifics Technologies Corp. (I)	1,150	49,416
BioTime, Inc. (I) (L)	11,646	47,749
Blueprint Medicines Corp. (I)	2,016	53,101
Cara Therapeutics, Inc. (I)	3,987	67,221
Catalyst Pharmaceuticals, Inc. (I)	17,062	41,802
Celgene Corp. (I)	243,004	29,102,159
Celldex Therapeutics, Inc. (I) (L)	20,597	322,961
Cellular Biomedicine Group, Inc. (I) (L)	2,201	47,299
Cepheid, Inc. (I)	14,977	547,110
ChemoCentryx, Inc. (I)	6,238	50,528
Chimerix, Inc. (I)	9,372	83,879
Clovis Oncology, Inc. (I)	5,760	201,600
Coherus Biosciences, Inc. (I)	5,031	115,512
Concert Pharmaceuticals, Inc. (I)	3,543	67,211
CSL, Ltd.	116,606	8,890,002
CTI BioPharma Corp. (I)	37,366	45,960
Curis, Inc. (I)	24,441	71,123
Cytokinetics, Inc. (I)	8,064	84,349
CytRx Corp. (I)	13,884	36,793
Dicerna Pharmaceuticals, Inc. (I)	3,365	39,943
Durata Therapeutics, Inc. (I)	3,707	3,077
Dyax Corp. (I)	30,409	1,143,987
Dynavax Technologies Corp. (I)	7,508	181,393
Eagle Pharmaceuticals, Inc. (I) (L)	1,817	161,113
Emergent BioSolutions, Inc. (I)	6,282	251,343
Enanta Pharmaceuticals, Inc. (I) (L)	3,356	110,815
Epizyme, Inc. (I) (L)	6,181	99,020
Esperion Therapeutics, Inc. (I) (L)	2,752	61,260
Exact Sciences Corp. (I) (L)	19,785	182,616
Exelixis, Inc. (I) (L)	46,532	262,440
Fibrocell Science, Inc. (I)	4,949	22,518
FibroGen, Inc. (I)	10,118	308,295
Five Prime Therapeutics, Inc. (I)	4,611	191,357
Flexion Therapeutics, Inc. (I)	3,116	60,045
Foundation Medicine, Inc. (I) (L)	2,506	52,776
Galena Biopharma, Inc. (I) (L)	36,362	53,452
Genocea Biosciences, Inc. (I)	4,238	22,334
Genomic Health, Inc. (I)	3,778	132,986
Geron Corp. (I) (L)	33,785	163,519
Gilead Sciences, Inc.	445,971	45,127,805
Grifols SA (I)	37,152	1,717,231
Halozyme Therapeutics, Inc. (I)	22,210	384,899
Heron Therapeutics, Inc. (I) (L)	5,976	159,559
Idera Pharmaceuticals, Inc. (I) (L)	18,710	57,814
Ignyta, Inc. (I)	4,094	54,860
Immune Design Corp. (I)	2,553	51,264
ImmunoGen, Inc. (I)	18,167	246,526
Immunomedics, Inc. (I) (L)	21,275	65,314
Infinity Pharmaceuticals, Inc. (I)	10,556	82,865
Inovio Pharmaceuticals, Inc. (I) (L)	15,501	104,167
157

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Insmed, Inc. (I)	12,847	$233,173
Insys Therapeutics, Inc. (I) (L)	4,956	141,890
Ironwood Pharmaceuticals, Inc. (I)	26,428	306,301
Karyopharm Therapeutics, Inc. (I)	4,948	65,561
Keryx Biopharmaceuticals, Inc. (I) (L)	21,913	110,661
Kite Pharma, Inc. (I)	6,035	371,877
La Jolla Pharmaceutical Co. (I) (L)	2,486	67,122
Lexicon Pharmaceuticals, Inc. (I) (L)	9,353	124,488
Ligand Pharmaceuticals, Inc. (I)	3,643	394,974
Lion Biotechnologies, Inc. (I)	9,714	74,992
Loxo Oncology, Inc. (I) (L)	1,334	37,952
MacroGenics, Inc. (I)	6,387	197,805
MannKind Corp. (I) (L)	51,964	75,348
Medgenics, Inc. (I)	3,116	18,758
Merrimack Pharmaceuticals, Inc. (I) (L)	23,068	182,237
MiMedx Group, Inc. (I) (L)	22,839	214,001
Mirati Therapeutics, Inc. (I)	2,230	70,468
Momenta Pharmaceuticals, Inc. (I)	12,750	189,210
Myriad Genetics, Inc. (I) (L)	14,347	619,217
Navidea Biopharmaceuticals, Inc. (I) (L)	34,780	46,257
Neurocrine Biosciences, Inc. (I)	17,789	1,006,324
NewLink Genetics Corp. (I)	4,347	158,187
Northwest Biotherapeutics, Inc. (I) (L)	10,350	33,120
Novavax, Inc. (I) (L)	56,035	470,134
Ocata Therapeutics, Inc. (I) (L)	8,589	72,319
OncoMed Pharmaceuticals, Inc. (I) (L)	3,656	82,406
Oncothyreon, Inc. (I)	21,014	46,651
Ophthotech Corp. (I)	4,998	392,493
Orexigen Therapeutics, Inc. (I) (L)	21,873	37,622
Organovo Holdings, Inc. (I) (L)	19,178	47,753
Osiris Therapeutics, Inc. (L)	4,058	42,122
Otonomy, Inc. (I)	3,225	89,494
OvaScience, Inc. (I) (L)	4,958	48,440
PDL BioPharma, Inc. (L)	33,559	118,799
Peregrine Pharmaceuticals, Inc. (I) (L)	44,877	52,506
Pfenex, Inc. (I)	3,597	44,531
Portola Pharmaceuticals, Inc. (I)	9,697	498,911
Progenics Pharmaceuticals, Inc. (I)	15,112	92,637
Prothena Corp. PLC (I)	6,561	446,870
PTC Therapeutics, Inc. (I)	7,078	229,327
Radius Health, Inc. (I)	6,781	417,303
Raptor Pharmaceutical Corp. (I)	16,925	88,010
Regeneron Pharmaceuticals, Inc. (I)	24,270	13,175,455
Regulus Therapeutics, Inc. (I)	6,257	54,561
Repligen Corp. (I)	6,874	194,465
Retrophin, Inc. (I)	7,352	141,820
Rigel Pharmaceuticals, Inc. (I)	19,506	59,103
Sage Therapeutics, Inc. (I)	2,912	169,770
Sangamo BioSciences, Inc. (I)	14,685	134,074
Sarepta Therapeutics, Inc. (I)	8,744	337,344
Sorrento Therapeutics, Inc. (I) (L)	6,114	53,253
Spark Therapeutics, Inc. (I)	1,710	77,480
Spectrum Pharmaceuticals, Inc. (I)	14,376	86,687
Stemline Therapeutics, Inc. (I)	3,607	22,760
Synergy Pharmaceuticals, Inc. (I) (L)	21,305	120,799
Synta Pharmaceuticals Corp. (I)	20,954	7,376
TESARO, Inc. (I)	4,896	256,159
TG Therapeutics, Inc. (I) (L)	7,674	91,551
Threshold Pharmaceuticals, Inc. (I)	14,969	7,184
Trevena, Inc. (I)	5,346	56,133
Trius Therapeutics, Inc. (I) (L)	10,492	1,154
TrovaGene, Inc. (I) (L)	6,070	32,778
Ultragenyx Pharmaceutical, Inc. (I)	7,945	891,270

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
United Therapeutics Corp. (I)	21,519	$3,370,091
Vanda Pharmaceuticals, Inc. (I)	9,083	84,563
Verastem, Inc. (I)	7,390	13,745
Versartis, Inc. (I)	4,898	60,686
Vertex Pharmaceuticals, Inc. (I)	75,208	9,463,423
Vitae Pharmaceuticals, Inc. (I)	3,033	54,897
Xencor, Inc. (I)	6,103	89,226
XOMA Corp. (I) (L)	19,897	26,463
Zafgen, Inc. (I) (L)	3,521	22,147
ZIOPHARM Oncology, Inc. (I) (L)	24,071	200,030
		245,336,388
Health care equipment and supplies - 1.9%
Abaxis, Inc.	4,676	260,360
Abbott Laboratories	464,253	20,849,602
ABIOMED, Inc. (I)	8,723	787,512
Accuray, Inc. (I) (L)	16,916	114,183
Align Technology, Inc. (I)	34,145	2,248,448
Analogic Corp.	2,533	209,226
AngioDynamics, Inc. (I)	5,443	66,078
Anika Therapeutics, Inc. (I)	3,096	118,143
Antares Pharma, Inc. (I) (L)	34,980	42,326
AtriCure, Inc. (I)	6,127	137,490
Atrion Corp.	301	114,741
Baxter International, Inc.	167,720	6,398,518
Becton, Dickinson and Company	64,639	9,960,224
Boston Scientific Corp. (I)	413,160	7,618,670
C.R. Bard, Inc.	22,814	4,321,884
Cantel Medical Corp.	7,216	448,402
Cardiovascular Systems, Inc. (I)	6,702	101,334
Cerus Corp. (I) (L)	20,991	132,663
Cochlear, Ltd.	14,377	994,909
Coloplast A/S (L)	27,844	2,248,044
CONMED Corp.	5,703	251,217
CryoLife, Inc.	6,204	66,879
Cutera, Inc. (I)	3,580	45,788
Cynosure, Inc., Class A (I)	4,685	209,279
DENTSPLY International, Inc.	43,007	2,616,976
Edwards Lifesciences Corp. (I)	66,102	5,220,736
Endologix, Inc. (I)	14,151	140,095
Essilor International SA	51,496	6,418,247
Exactech, Inc. (I)	2,455	44,558
GenMark Diagnostics, Inc. (I)	9,615	74,612
Getinge AB, B Shares	50,710	1,328,361
Globus Medical, Inc., Class A (I)	14,158	393,876
Greatbatch, Inc. (I)	5,183	272,108
Haemonetics Corp. (I)	10,675	344,162
Halyard Health, Inc. (I)	31,512	1,052,816
HeartWare International, Inc. (I)	3,591	180,986
Hill-Rom Holdings, Inc.	26,900	1,292,814
Hologic, Inc. (I)	116,011	4,488,466
Hoya Corp.	104,360	4,267,548
ICU Medical, Inc. (I)	2,900	327,062
IDEXX Laboratories, Inc. (I)	42,877	3,126,591
Inogen, Inc. (I)	3,369	135,063
Insulet Corp. (I)	11,901	449,977
Integra LifeSciences Holdings Corp. (I)	5,573	377,738
Intuitive Surgical, Inc. (I)	11,381	6,215,847
Invacare Corp.	6,862	119,330
InVivo Therapeutics Holdings Corp. (I) (L)	5,920	42,624
K2M Group Holdings, Inc. (I)	3,842	75,841
LDR Holding Corp. (I)	5,013	125,876
LivaNova PLC (I)	25,433	1,509,957
Masimo Corp. (I)	9,143	379,526
158

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Medtronic PLC	434,712	$33,438,047
Meridian Bioscience, Inc.	8,688	178,278
Merit Medical Systems, Inc. (I)	9,260	172,143
Natus Medical, Inc. (I)	6,847	328,998
Neogen Corp. (I)	7,762	438,708
Nevro Corp. (I)	3,264	220,353
NuVasive, Inc. (I)	10,070	544,888
NxStage Medical, Inc. (I)	13,308	291,578
Olympus Corp.	68,502	2,696,832
OraSure Technologies, Inc. (I)	12,822	82,574
Orthofix International NV (I)	4,039	158,369
Oxford Immunotec Global PLC (I)	4,829	55,534
Quidel Corp. (I)	6,018	127,582
ResMed, Inc.	65,962	3,541,500
Rockwell Medical Technologies, Inc. (I) (L)	10,789	110,479
RTI Surgical, Inc. (I)	12,896	51,197
SeaSpine Holdings Corp. (I)	1,780	30,580
Second Sight Medical Products, Inc. (I) (L)	2,671	15,732
Sientra, Inc. (I)	1,064	6,299
Sirona Dental Systems, Inc. (I)	26,415	2,894,292
Smith & Nephew PLC	224,461	4,000,359
Sonova Holding AG	13,407	1,703,405
Spectranetics Corp. (I)	8,919	134,320
St. Jude Medical, Inc.	86,629	5,351,073
STAAR Surgical Company (I)	8,686	62,018
STERIS PLC	52,687	3,969,439
Stryker Corp.	97,239	9,037,393
SurModics, Inc. (I)	3,115	63,141
Sysmex Corp.	36,579	2,346,347
Tandem Diabetes Care, Inc. (I) (L)	4,234	50,004
Teleflex, Inc.	19,526	2,566,693
Terumo Corp.	75,917	2,352,928
The Cooper Companies, Inc.	22,949	3,079,756
Transenterix, Inc. (I) (L)	9,094	22,553
Unilife Corp. (I) (L)	26,364	13,053
Utah Medical Products, Inc.	947	55,437
Varian Medical Systems, Inc. (I)	30,357	2,452,846
Vascular Solutions, Inc. (I)	3,743	128,722
West Pharmaceutical Services, Inc.	48,677	2,931,329
William Demant Holdings A/S (I)	6,039	575,242
Wright Medical Group NV (I)	18,783	454,173
Zeltiq Aesthetics, Inc. (I)	6,771	193,177
Zimmer Biomet Holdings, Inc.	52,516	5,387,616
		191,082,700
Health care providers and services - 2.0%
AAC Holdings, Inc. (I) (L)	1,699	32,383
Aceto Corp.	6,216	167,708
Addus HomeCare Corp. (I)	1,580	36,782
Adeptus Health, Inc., Class A (I) (L)	1,298	70,767
Aetna, Inc.	107,147	11,584,734
Air Methods Corp. (I)	8,194	343,574
Alfresa Holdings Corp.	44,100	870,988
Almost Family, Inc. (I)	1,606	61,397
Amedisys, Inc. (I)	5,915	232,578
AmerisourceBergen Corp.	60,372	6,261,180
AMN Healthcare Services, Inc. (I)	9,951	308,979
Amsurg Corp. (I)	35,465	2,695,340
Anthem, Inc.	80,399	11,210,837
BioScrip, Inc. (I) (L)	15,258	26,702
BioTelemetry, Inc. (I)	5,863	68,480
Capital Senior Living Corp. (I)	6,222	129,791
Cardinal Health, Inc.	100,633	8,983,508
Centene Corp. (I)	56,303	3,705,300

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Health care providers and services (continued)
Chemed Corp.	3,503	$524,749
Cigna Corp.	79,141	11,580,703
Civitas Solutions, Inc. (I)	2,578	74,221
Community Health Systems, Inc. (I)	55,462	1,471,407
CorVel Corp. (I)	2,028	89,070
Cross Country Healthcare, Inc. (I)	7,185	117,762
DaVita HealthCare Partners, Inc. (I)	52,317	3,647,018
Diplomat Pharmacy, Inc. (I) (L)	7,600	260,072
ExamWorks Group, Inc. (I)	8,678	230,835
Express Scripts Holding Company (I)	210,924	18,436,867
Five Star Quality Care, Inc. (I)	10,321	32,821
Fresenius Medical Care AG &
Company KGaA	54,786	4,603,918
Fresenius SE & Company KGaA	95,652	6,813,501
Genesis Healthcare, Inc. (I)	8,376	29,065
Hanger, Inc. (I)	7,333	120,628
HCA Holdings, Inc. (I)	98,260	6,645,324
Health Net, Inc. (I)	36,568	2,503,445
HealthEquity, Inc. (I)	7,560	189,529
Healthscope, Ltd.	288,028	555,041
HealthSouth Corp.	18,860	656,517
Healthways, Inc. (I)	6,627	85,289
Henry Schein, Inc. (I)	25,646	4,056,941
Humana, Inc.	45,533	8,128,096
Kindred Healthcare, Inc.	17,309	206,150
Laboratory Corp. of America Holdings (I)	30,906	3,821,218
Landauer, Inc.	2,122	69,856
LHC Group, Inc. (I)	2,803	126,948
LifePoint Health, Inc. (I)	20,517	1,505,948
Magellan Health Services, Inc. (I)	5,648	348,256
McKesson Corp.	71,437	14,089,520
Medipal Holdings Corp.	34,465	587,421
MEDNAX, Inc. (I)	44,451	3,185,359
Miraca Holdings, Inc.	13,317	585,968
Molina Healthcare, Inc. (I)	27,251	1,638,603
National HealthCare Corp.	2,063	127,287
Nobilis Health Corp. (I)	7,424	20,936
Owens & Minor, Inc.	42,393	1,525,300
Patterson Companies, Inc.	26,137	1,181,654
PharMerica Corp. (I)	6,336	221,760
Quest Diagnostics, Inc.	44,113	3,138,199
RadNet, Inc. (I)	7,895	48,791
Ramsay Health Care, Ltd.	35,503	1,745,761
Ryman Healthcare, Ltd.	92,151	534,801
Select Medical Holdings Corp.	21,852	260,257
Sonic Healthcare, Ltd.	96,630	1,251,083
Surgical Care Affiliates, Inc. (I)	4,444	176,916
Suzuken Company, Ltd.	19,200	729,641
Team Health Holdings, Inc. (I)	14,889	653,478
Tenet Healthcare Corp. (I)	31,395	951,269
The Ensign Group, Inc.	10,582	239,471
The Providence Service Corp. (I)	2,903	136,209
Triple-S Management Corp., Class B (I)	5,092	121,750
UnitedHealth Group, Inc.	295,447	34,756,385
Universal American Corp.	10,662	74,634
Universal Health Services, Inc., Class B	28,195	3,369,021
US Physical Therapy, Inc.	2,643	141,876
VCA, Inc. (I)	38,090	2,094,950
WellCare Health Plans, Inc. (I)	29,812	2,331,597
		199,642,120
Health care technology - 0.1%
Allscripts Healthcare Solutions, Inc. (I)	88,679	1,363,883
Castlight Health, Inc., B Shares (I) (L)	7,439	31,765
159

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care technology (continued)
Cerner Corp. (I)	94,416	$5,681,011
Computer Programs & Systems, Inc.	2,342	116,515
HealthStream, Inc. (I)	5,394	118,668
HMS Holdings Corp. (I)	18,552	228,932
Imprivata, Inc. (I)	1,269	14,340
M3, Inc.	48,543	1,006,499
MedAssets, Inc. (I)	12,718	393,495
Medidata Solutions, Inc. (I)	11,514	567,525
Omnicell, Inc. (I)	7,519	233,691
Press Ganey Holdings, Inc. (I)	2,104	66,381
Quality Systems, Inc.	10,584	170,614
Vocera Communications, Inc. (I)	5,749	70,138
		10,063,457
Life sciences tools and services - 0.5%
Accelerate Diagnostics, Inc. (I)	4,660	100,143
Affymetrix, Inc. (I)	15,953	160,966
Agilent Technologies, Inc.	101,905	4,260,648
Albany Molecular Research, Inc. (I) (L)	5,307	105,344
Bio-Rad Laboratories, Inc., Class A (I)	9,865	1,367,881
Bio-Techne Corp.	17,453	1,570,770
Cambrex Corp. (I)	6,525	307,262
Charles River
Laboratories International, Inc. (I)	21,958	1,765,204
Fluidigm Corp. (I)	6,153	66,514
Harvard Bioscience, Inc. (I)	8,972	31,133
Illumina, Inc. (I)	45,983	8,826,207
INC Research Holdings, Inc., Class A (I)	2,789	135,294
Lonza Group AG (I)	13,264	2,157,188
Luminex Corp. (I)	9,026	193,066
Mettler-Toledo International, Inc. (I)	12,894	4,372,742
NanoString Technologies, Inc. (I)	3,174	46,690
NeoGenomics, Inc. (I)	12,270	96,565
Pacific Biosciences of California, Inc. (I) (L)	13,894	182,428
PAREXEL International Corp. (I)	36,529	2,488,355
PerkinElmer, Inc.	34,692	1,858,450
PRA Health Sciences, Inc. (I)	4,197	189,998
QIAGEN NV (I)	55,215	1,496,557
Sequenom, Inc. (I) (L)	25,353	41,579
Thermo Fisher Scientific, Inc.	124,494	17,659,474
Waters Corp. (I)	25,298	3,404,605
		52,885,063
Pharmaceuticals - 6.3%
Aerie Pharmaceuticals, Inc. (I) (L)	4,566	111,182
Akorn, Inc. (I) (L)	37,599	1,402,819
Allergan PLC (I)	121,907	38,095,938
Amphastar Pharmaceuticals, Inc. (I)	6,855	97,547
ANI Pharmaceuticals, Inc. (I) (L)	1,682	75,900
Aratana Therapeutics, Inc. (I)	6,504	36,292
Assembly Biosciences, Inc. (I)	3,454	25,940
Astellas Pharma, Inc.	529,247	7,534,231
AstraZeneca PLC	316,832	21,401,150
Bayer AG	207,312	25,891,265
BioDelivery Sciences International, Inc. (I) (L)	10,102	48,389
Bristol-Myers Squibb Company	516,540	35,532,787
Catalent, Inc. (I)	63,556	1,590,807
Cempra, Inc. (I) (L)	6,685	208,104
Chelsea Therapeutics International, Ltd. (I)	19,199	1,536
Chugai Pharmaceutical Company, Ltd.	55,934	1,949,670
Corcept Therapeutics, Inc. (I)	13,576	67,608
Daiichi Sankyo Company, Ltd.	159,811	3,298,450
Depomed, Inc. (I) (L)	12,562	227,749
Dermira, Inc. (I)	3,145	108,848

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Durect Corp. (I)	25,528	$56,417
Eisai Company, Ltd.	63,168	4,178,610
Eli Lilly & Company	303,116	25,540,554
Endo International PLC (I)	64,035	3,920,223
Endocyte, Inc. (I) (L)	8,758	35,120
Foamix Pharmaceuticals, Ltd. (I)	5,142	41,702
Forest Laboratories, Inc. (I)	4,082	0
Galenica Holding AG	1,143	1,788,280
GlaxoSmithKline PLC	1,220,053	24,639,985
Heska Corp. (I)	835	32,298
Hisamitsu Pharmaceutical Company, Inc.	14,284	599,681
Impax Laboratories, Inc. (I)	14,948	639,176
Intersect ENT, Inc. (I)	3,089	69,503
Intra-Cellular Therapies, Inc. (I)	4,620	248,510
Johnson & Johnson	855,736	87,901,202
Kyowa Hakko Kirin Company, Ltd.	56,859	894,657
Lannett Company, Inc. (I) (L)	5,536	222,104
Mallinckrodt PLC (I)	36,076	2,692,352
Merck & Company, Inc.	865,792	45,731,133
Merck KGaA	32,348	3,131,958
Mitsubishi Tanabe Pharma Corp.	56,734	977,449
Mylan NV (I)	126,927	6,862,943
Nektar Therapeutics (I)	27,590	464,892
Novartis AG	570,487	49,072,874
Novo Nordisk A/S, Class B	491,245	28,442,205
Ocular Therapeutix, Inc. (I)	3,082	28,878
Omeros Corp. (I) (L)	8,016	126,092
Ono Pharmaceutical Company, Ltd.	20,683	3,688,020
Orion OYJ, Class B	25,444	880,318
Otsuka Holdings Company, Ltd.	97,915	3,478,814
Pacira Pharmaceuticals, Inc. (I)	7,616	584,833
Paratek Pharmaceuticals, Inc. (I)	2,664	50,536
Pernix Therapeutics Holdings, Inc. (I) (L)	9,782	28,857
Perrigo Company PLC	44,966	6,506,580
Pfizer, Inc.	1,908,871	61,618,356
Phibro Animal Health Corp., Class A	3,756	113,168
POZEN, Inc. (I)	6,411	43,787
Prestige Brands Holdings, Inc. (I)	10,895	560,875
Relypsa, Inc. (I) (L)	6,872	194,752
Revance Therapeutics, Inc. (I) (L)	3,388	115,734
Roche Holding AG	176,136	48,808,762
Sagent Pharmaceuticals, Inc. (I)	4,696	74,713
Sanofi	296,095	25,233,728
Santen Pharmaceutical Company, Ltd.	92,400	1,521,220
SciClone Pharmaceuticals, Inc. (I)	10,838	99,710
Shionogi & Company, Ltd.	74,711	3,379,195
Shire PLC	148,426	10,183,118
Sucampo Pharmaceuticals, Inc., Class A (I)	5,222	90,288
Sumitomo Dainippon Pharma Company, Ltd.	38,792	457,026
Supernus Pharmaceuticals, Inc. (I)	7,349	98,771
Taisho Pharmaceutical
Holdings Company, Ltd.	8,116	573,197
Takeda Pharmaceutical Company, Ltd.	198,116	9,877,955
Taro Pharmaceutical Industries, Ltd. (I)	3,800	587,290
Teligent, Inc. (I) (L)	9,139	81,337
Tetraphase Pharmaceuticals, Inc. (I)	7,569	75,917
Teva Pharmaceutical Industries, Ltd.	216,689	14,136,983
The Medicines Company (I)	13,864	517,682
TherapeuticsMD, Inc. (I)	26,859	278,528
Theravance Biopharma, Inc. (I) (L)	5,587	91,571
Theravance, Inc. (L)	17,896	188,624
UCB SA	31,525	2,845,542
VIVUS, Inc. (I) (L)	23,753	24,228
160

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
XenoPort, Inc. (I)	13,169	$72,298
Zoetis, Inc.	141,108	6,761,895
Zogenix, Inc. (I)	5,005	73,774
		630,042,992
		1,329,052,720
Industrials - 11.0%
Aerospace and defense - 2.0%
AAR Corp.	7,312	192,232
Aerojet Rocketdyne Holdings, Inc. (I)	13,037	204,159
Aerovironment, Inc. (I)	4,260	125,542
Airbus Group NV	148,092	9,979,522
American Science & Engineering, Inc.	1,668	69,022
Astronics Corp. (I)	4,003	162,962
Astronics Corp., Class B (I)	600	24,390
B/E Aerospace, Inc.	49,329	2,090,070
BAE Systems PLC	792,898	5,837,720
Cobham PLC	288,548	1,204,941
Cubic Corp.	4,471	211,255
Curtiss-Wright Corp.	9,746	667,601
DigitalGlobe, Inc. (I)	15,093	236,356
Ducommun, Inc. (I)	2,450	39,739
Engility Holdings, Inc.	3,780	122,774
Esterline Technologies Corp. (I)	20,358	1,648,998
Finmeccanica SpA (I)	100,760	1,400,993
General Dynamics Corp.	91,245	12,533,413
HEICO Corp.	4,169	226,627
HEICO Corp., Class A	8,507	418,544
Honeywell International, Inc.	237,614	24,609,682
Huntington Ingalls Industries, Inc.	22,143	2,808,840
KLX, Inc. (I)	35,802	1,102,344
Kratos Defense &
Security Solutions, Inc. (I) (L)	10,514	43,107
L-3 Communications Holdings, Inc.	24,705	2,952,495
Lockheed Martin Corp.	82,092	17,826,278
Meggitt PLC	192,506	1,062,875
Moog, Inc., Class A (I)	7,967	482,800
National Presto Industries, Inc. (L)	1,049	86,920
Northrop Grumman Corp.	56,123	10,596,584
Orbital ATK, Inc.	27,741	2,478,381
Precision Castparts Corp.	42,265	9,805,903
Raytheon Company	93,310	11,619,894
Rockwell Collins, Inc.	40,515	3,739,535
Rolls-Royce Holdings PLC (I)	460,751	3,902,754
Safran SA	73,205	5,029,384
Singapore Technologies Engineering, Ltd.	394,152	833,192
Sparton Corp. (I)	2,303	46,037
TASER International, Inc. (I)	11,192	193,510
Teledyne Technologies, Inc. (I)	23,889	2,118,954
Textron, Inc.	84,989	3,570,388
Thales SA	26,410	1,976,780
The Boeing Company	194,436	28,113,501
The KEYW Holding Corp. (I) (L)	7,559	45,505
Triumph Group, Inc.	23,112	918,702
United Technologies Corp.	254,602	24,459,614
Vectrus, Inc. (I)	2,390	49,927
Zodiac Aerospace	50,228	1,195,944
		199,066,690
Air freight and logistics - 0.5%
Air Transport Services Group, Inc. (I)	11,541	116,333
Atlas Air Worldwide Holdings, Inc. (I)	5,229	216,167
Bollore SA	217,277	1,012,430

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Air freight and logistics (continued)
C.H. Robinson Worldwide, Inc.	43,596	$2,703,824
Deutsche Post AG	242,882	6,790,441
Echo Global Logistics, Inc. (I)	6,252	127,478
Expeditors International of Washington, Inc.	58,153	2,622,700
FedEx Corp.	80,723	12,026,920
Forward Air Corp.	6,466	278,103
Hub Group, Inc., Class A (I)	7,574	249,563
Park-Ohio Holdings Corp.	1,958	72,015
Radiant Logistics, Inc. (I)	6,888	23,626
Royal Mail PLC	202,580	1,326,873
TNT Express NV	122,305	1,034,557
United Parcel Service, Inc., Class B	214,673	20,657,983
UTi Worldwide, Inc. (I)	19,544	137,394
XPO Logistics, Inc. (I) (L)	14,947	407,306
Yamato Transport Company, Ltd.	85,293	1,807,198
		51,610,911
Airlines - 0.5%
Alaska Air Group, Inc.	59,395	4,781,891
Allegiant Travel Company	2,767	464,386
American Airlines Group, Inc.	193,769	8,206,117
ANA Holdings, Inc.	296,495	855,419
Cathay Pacific Airways, Ltd.	287,242	494,244
Delta Air Lines, Inc.	244,495	12,393,452
Deutsche Lufthansa AG (I)	58,627	923,437
easyJet PLC	40,282	1,033,111
Hawaiian Holdings, Inc. (I)	9,900	349,767
International Consolidated Airlines Group SA	203,121	1,820,610
Japan Airlines Company, Ltd.	29,600	1,059,469
JetBlue Airways Corp. (I)	148,696	3,367,964
Qantas Airways, Ltd. (I)	125,498	371,985
Republic Airways Holdings, Inc. (I)	10,883	42,770
Ryanair Holdings PLC, ADR	7,810	675,253
Singapore Airlines, Ltd.	136,327	1,074,185
SkyWest, Inc.	11,074	210,627
Southwest Airlines Company	202,679	8,727,358
United Continental Holdings, Inc. (I)	116,111	6,653,160
Virgin America, Inc. (I) (L)	5,227	188,224
		53,693,429
Building products - 0.4%
AAON, Inc.	8,715	202,362
Advanced Drainage Systems, Inc.	7,098	170,565
Allegion PLC	29,376	1,936,466
American Woodmark Corp. (I)	2,742	219,305
AO Smith Corp.	35,278	2,702,648
Apogee Enterprises, Inc.	6,088	264,889
Asahi Glass Company, Ltd.	238,380	1,365,644
Assa Abloy AB	251,362	5,261,687
Builders FirstSource, Inc. (I)	10,197	112,983
Cie de Saint-Gobain	122,244	5,297,475
Continental Building Products, Inc. (I)	6,602	115,271
Daikin Industries, Ltd.	58,797	4,281,695
Fortune Brands Home & Security, Inc.	75,113	4,168,772
Geberit AG	9,466	3,206,157
Gibraltar Industries, Inc. (I)	6,751	171,745
Griffon Corp.	7,217	128,463
Insteel Industries, Inc.	4,437	92,822
Lennox International, Inc.	18,975	2,369,978
LIXIL Group Corp.	67,250	1,493,603
Masco Corp.	105,789	2,993,829
Masonite International Corp. (I)	6,168	377,667
NCI Building Systems, Inc. (I)	5,848	72,574
Nortek, Inc. (I)	2,022	88,200
161

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Patrick Industries, Inc. (I)	2,820	$122,670
PGT, Inc. (I)	10,385	118,285
Ply Gem Holdings, Inc. (I)	4,905	61,509
Quanex Building Products Corp.	7,141	148,890
Simpson Manufacturing Company, Inc.	8,854	302,364
TOTO, Ltd.	35,700	1,254,213
Trex Company, Inc. (I)	6,739	256,352
Universal Forest Products, Inc.	4,218	288,385
		39,647,468
Commercial services and supplies - 0.6%
ABM Industries, Inc.	11,683	332,615
ACCO Brands Corp. (I)	23,026	164,175
Aggreko PLC	63,082	849,192
ARC Document Solutions, Inc. (I)	9,476	41,884
Babcock International Group PLC	63,969	957,305
Brady Corp., Class A	9,943	228,490
Brambles, Ltd.	391,764	3,280,984
Casella Waste Systems, Inc., Class A (I)	9,973	59,639
CECO Environmental Corp.	5,103	39,191
Cintas Corp.	27,450	2,499,323
Civeo Corp. (I) (L)	23,134	32,850
Clean Harbors, Inc. (I)	24,953	1,039,292
Copart, Inc. (I)	51,375	1,952,764
Dai Nippon Printing Company, Ltd.	136,746	1,352,232
Deluxe Corp.	33,310	1,816,727
Edenred	51,567	974,773
Ennis, Inc.	5,652	108,801
Essendant, Inc.	7,880	256,179
G&K Services, Inc., Class A	4,144	260,658
G4S PLC	384,864	1,278,436
Healthcare Services Group, Inc.	14,973	522,109
Heritage-Crystal Clean, Inc. (I)	3,080	32,648
Herman Miller, Inc.	40,661	1,166,971
HNI Corp.	30,016	1,082,377
InnerWorkings, Inc. (I)	9,254	69,405
Interface, Inc.	13,811	264,343
ISS A/S	37,082	1,336,685
Kimball International, Inc., Class B	7,539	73,656
Knoll, Inc.	10,170	191,196
Matthews International Corp., Class A	6,926	370,195
McGrath RentCorp	5,541	139,578
Mobile Mini, Inc.	9,637	300,000
MSA Safety, Inc.	21,047	914,913
Multi-Color Corp.	2,728	163,162
Park24 Company, Ltd.	24,100	583,881
Pitney Bowes, Inc.	61,001	1,259,671
Quad/Graphics, Inc.	6,282	58,423
R.R. Donnelley & Sons Company	98,013	1,442,751
Republic Services, Inc.	74,043	3,257,152
Rollins, Inc.	44,125	1,142,838
Secom Company, Ltd.	52,655	3,568,417
Securitas AB, Series B	78,943	1,207,111
Societe BIC SA	7,212	1,186,770
Sohgo Security Services Company, Ltd.	15,400	722,243
SP Plus Corp. (I)	3,735	89,267
Steelcase, Inc., Class A	17,257	257,129
Stericycle, Inc. (I)	26,078	3,145,007
Team, Inc. (I)	4,376	139,857
Tetra Tech, Inc.	12,509	325,484
The ADT Corp. (L)	52,001	1,714,993
The Brink’s Company	10,179	293,766
Toppan Printing Company, Ltd.	131,525	1,211,761
TRC Companies, Inc. (I)	2,872	26,566

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Tyco International PLC	129,605	$4,133,103
UniFirst Corp.	3,059	318,748
US Ecology, Inc.	4,572	166,604
Viad Corp.	4,299	121,361
Waste Connections, Inc.	57,553	3,241,385
Waste Management, Inc.	129,293	6,900,367
West Corp.	10,712	231,058
		60,898,461
Construction and engineering - 0.4%
ACS Actividades de Construccion
y Servicios SA	47,381	1,386,248
AECOM (I)	71,640	2,151,349
Aegion Corp. (I)	7,839	151,371
Argan, Inc.	2,876	93,182
Boskalis Westminster NV	21,982	896,693
Bouygues SA	50,621	2,007,154
Cimic Group, Ltd.	25,523	447,719
Comfort Systems USA, Inc.	7,845	222,955
Dycom Industries, Inc. (I)	7,138	499,374
EMCOR Group, Inc.	12,875	618,515
Ferrovial SA	113,260	2,561,173
Fluor Corp.	44,541	2,103,226
Furmanite Corp. (I)	8,404	55,971
Granite Construction, Inc.	26,710	1,146,126
Great Lakes Dredge & Dock Corp. (I)	13,788	54,600
HC2 Holdings, Inc. (I)	4,662	24,662
Jacobs Engineering Group, Inc. (I)	37,769	1,584,410
JGC Corp.	52,206	799,077
Kajima Corp.	213,770	1,272,240
KBR, Inc.	67,667	1,144,926
MasTec, Inc. (I)	14,006	243,424
MYR Group, Inc. (I)	4,491	92,560
Northwest Pipe Company (I)	2,367	26,487
Obayashi Corp.	162,215	1,496,790
Orion Marine Group, Inc. (I)	6,521	27,193
Primoris Services Corp.	8,346	183,862
Quanta Services, Inc. (I)	50,138	1,015,295
Shimizu Corp.	150,129	1,224,187
Skanska AB, Series B	95,314	1,848,481
Taisei Corp.	265,868	1,751,263
Tutor Perini Corp. (I)	7,801	130,589
Vinci SA	119,973	7,689,637
		34,950,739
Electrical equipment - 0.8%
ABB, Ltd. (I)	551,209	9,837,761
Acuity Brands, Inc.	20,635	4,824,463
Alstom SA (I) (L)	53,888	1,646,003
AMETEK, Inc.	74,493	3,992,080
AZZ, Inc.	5,390	299,522
Eaton Corp. PLC	143,746	7,480,542
Emerson Electric Company	202,056	9,664,338
Encore Wire Corp.	4,441	164,717
EnerSys	9,154	511,983
Enphase Energy, Inc. (I) (L)	6,021	21,134
Franklin Electric Company, Inc.	9,950	268,949
FuelCell Energy, Inc. (I) (L)	5,110	25,346
Fuji Electric Company, Ltd.	137,202	575,407
Generac Holdings, Inc. (I) (L)	14,285	425,264
General Cable Corp.	10,349	138,987
Hubbell, Inc.	24,022	2,427,183
Legrand SA	66,687	3,772,167
LSI Industries, Inc.	5,472	66,704
162

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Mabuchi Motor Company, Ltd.	12,600	$682,855
Mitsubishi Electric Corp.	484,165	5,082,205
Nidec Corp.	55,693	4,038,632
OSRAM Licht AG	22,672	947,213
Plug Power, Inc. (I) (L)	37,580	79,294
Powell Industries, Inc.	2,106	54,819
Power Solutions International, Inc. (I) (L)	1,056	19,272
PowerSecure International, Inc. (I)	5,054	76,063
Prysmian SpA	48,515	1,060,010
Regal Beloit Corp.	21,013	1,229,681
Rockwell Automation, Inc.	41,252	4,232,868
Schneider Electric SE	139,927	7,948,403
Thermon Group Holdings, Inc. (I)	7,008	118,575
Vestas Wind Systems A/S	56,122	3,919,491
Vicor Corp. (I)	3,680	33,562
		75,665,493
Industrial conglomerates - 1.9%
3M Company	190,160	28,645,702
Carlisle Companies, Inc.	30,616	2,715,333
CK Hutchison Holdings, Ltd.	677,062	9,101,012
Danaher Corp.	185,776	17,254,875
General Electric Company	2,919,468	90,941,428
Hopewell Holdings, Ltd.	615	2,203
Keihan Electric Railway Company, Ltd.	130,000	870,641
Keppel Corp., Ltd.	366,445	1,673,985
Koninklijke Philips NV	238,733	6,093,480
NWS Holdings, Ltd.	387,599	578,585
Raven Industries, Inc.	8,161	127,312
Roper Technologies, Inc.	30,959	5,875,709
Seibu Holdings, Inc.	30,200	616,754
Sembcorp Industries, Ltd.	248,222	532,059
Siemens AG	198,736	19,226,877
Smiths Group PLC	98,449	1,361,442
Toshiba Corp. (I)	1,004,280	2,064,020
		187,681,417
Machinery - 1.7%
Actuant Corp., Class A	12,375	296,505
AGCO Corp.	34,687	1,574,443
Alamo Group, Inc.	2,078	108,264
Albany International Corp., Class A	5,923	216,486
Alfa Laval AB	73,467	1,341,217
Altra Industrial Motion Corp.	5,690	142,705
Amada Company, Ltd.	86,452	824,985
American Railcar Industries, Inc. (L)	2,027	93,810
Andritz AG	19,333	940,903
Astec Industries, Inc.	3,969	161,538
Atlas Copco AB, A Shares	168,337	4,128,429
Atlas Copco AB, B Shares	97,874	2,250,161
Barnes Group, Inc.	11,347	401,570
Blount International, Inc. (I)	10,571	103,702
Briggs & Stratton Corp.	9,052	156,600
Caterpillar, Inc.	180,582	12,272,353
Chart Industries, Inc. (I)	6,483	116,435
CIRCOR International, Inc.	3,567	150,349
CLARCOR, Inc.	33,761	1,677,246
CNH Industrial NV	236,608	1,620,513
Columbus McKinnon Corp.	4,438	83,878
Commercial Vehicle Group, Inc. (I)	6,931	19,130
Crane Company	23,161	1,108,022
Cummins, Inc.	51,084	4,495,903
Deere & Company (L)	95,842	7,309,869
Donaldson Company, Inc.	58,179	1,667,410

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Douglas Dynamics, Inc.	4,890	$103,032
Dover Corp.	48,158	2,952,567
EnPro Industries, Inc.	4,777	209,424
ESCO Technologies, Inc.	5,304	191,687
FANUC Corp.	43,918	7,566,626
Federal Signal Corp.	13,123	208,000
Flowserve Corp.	40,827	1,718,000
FreightCar America, Inc.	2,776	53,938
GEA Group AG	45,792	1,850,034
Global Brass & Copper Holdings, Inc.	4,752	101,218
Graco, Inc.	26,388	1,901,783
Graham Corp.	2,427	40,822
Harsco Corp.	16,972	133,739
Hillenbrand, Inc.	13,131	389,072
Hino Motors, Ltd.	65,842	760,966
Hitachi Construction
Machinery Company, Ltd.	25,952	403,613
Hoshizaki Electric Company, Ltd.	10,000	621,653
Hurco Companies, Inc.	1,729	45,922
Hyster-Yale Materials Handling, Inc.	1,962	102,907
IDEX Corp.	36,056	2,762,250
IHI Corp.	342,765	946,202
Illinois Tool Works, Inc.	101,303	9,388,762
IMI PLC	68,978	875,281
Ingersoll-Rand PLC	81,601	4,511,719
ITT Corp.	41,970	1,524,350
John Bean Technologies Corp.	6,111	304,511
Joy Global, Inc. (L)	46,205	582,645
JTEKT Corp.	52,293	855,936
Kadant, Inc.	2,398	97,383
Kawasaki Heavy Industries, Ltd.	353,204	1,306,817
Kennametal, Inc.	37,207	714,374
Komatsu, Ltd.	231,376	3,785,876
Kone OYJ, Class B	84,520	3,578,666
Kubota Corp.	280,952	4,340,328
Kurita Water Industries, Ltd.	26,927	563,890
LB Foster Company, Class A	2,343	32,005
Lincoln Electric Holdings, Inc.	31,116	1,614,609
Lindsay Corp. (L)	2,421	175,280
Lydall, Inc. (I)	3,633	128,899
Makita Corp.	29,826	1,718,772
MAN SE	8,931	897,492
Melrose Industries PLC	248,776	1,065,617
Meritor, Inc. (I)	20,197	168,645
Metso OYJ	28,691	642,684
Miller Industries, Inc.	2,792	60,810
Minebea Company, Ltd.	79,000	676,395
Mitsubishi Heavy Industries, Ltd.	760,635	3,325,877
Mueller Industries, Inc.	11,962	324,170
Mueller Water Products, Inc., Class A	33,930	291,798
Nabtesco Corp.	30,589	621,419
Navistar International Corp. (I) (L)	10,676	94,376
NGK Insulators, Ltd.	65,461	1,475,503
NN, Inc.	5,202	82,920
Nordson Corp.	26,841	1,721,850
NSK, Ltd.	116,198	1,262,598
Oshkosh Corp.	35,299	1,378,073
PACCAR, Inc.	109,121	5,172,335
Parker-Hannifin Corp.	42,569	4,128,342
Pentair PLC	55,384	2,743,170
Proto Labs, Inc. (I)	4,787	304,884
RBC Bearings, Inc. (I)	4,927	318,235
Rexnord Corp. (I)	21,219	384,488
163

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Sandvik AB	265,930	$2,318,113
Schindler Holding AG,
Participation Certificates	11,077	1,853,170
Schindler Holding AG, Registered Shares	5,131	865,286
SembCorp Marine, Ltd. (L)	213,732	262,985
SKF AB, B Shares	99,611	1,608,846
SMC Corp.	13,547	3,518,613
Snap-on, Inc.	17,903	3,069,111
Standex International Corp.	2,624	218,186
Stanley Black & Decker, Inc.	47,130	5,030,185
Sulzer AG	6,089	572,327
Sumitomo Heavy Industries, Ltd.	141,306	633,455
Sun Hydraulics Corp.	4,859	154,176
Tennant Company	3,796	213,563
Terex Corp.	50,928	941,149
The Gorman-Rupp Company	4,116	110,021
The Greenbrier Companies, Inc. (L)	5,497	179,312
The Timken Company	33,774	965,599
The Toro Company	25,848	1,888,713
The Weir Group PLC	54,302	797,631
THK Company, Ltd. (I)	30,952	573,667
Titan International, Inc.	9,589	37,781
TriMas Corp. (I)	9,672	180,383
Trinity Industries, Inc.	72,504	1,741,546
Valmont Industries, Inc.	10,914	1,157,102
Volvo AB, Series B	386,498	3,583,824
Wabash National Corp. (I)	14,172	167,655
Wabtec Corp.	45,382	3,227,568
Wartsila OYJ ABP	36,861	1,682,996
Watts Water Technologies, Inc., Class A	5,831	289,626
Woodward, Inc.	40,424	2,007,456
Xerium Technologies, Inc. (I)	2,742	32,493
Xylem, Inc.	55,719	2,033,744
Yangzijiang Shipbuilding Holdings, Ltd.	498,501	385,132
Zardoya Otis SA	45,745	535,007
		172,404,086
Marine - 0.1%
A.P. Moeller - Maersk A/S, Series A	953	1,227,191
A.P. Moeller - Maersk A/S, Series B	1,737	2,265,576
Golden Ocean Group, Ltd. (I) (L)	14,987	16,036
Kirby Corp. (I)	25,321	1,332,391
Kuehne & Nagel International AG	13,475	1,846,064
Matson, Inc.	9,062	386,313
Mitsui O.S.K. Lines, Ltd.	283,040	713,905
Navios Maritime Holdings, Inc. (L)	18,321	32,062
Nippon Yusen KK	410,257	994,336
Scorpio Bulkers, Inc. (I)	6,004	59,378
		8,873,252
Professional services - 0.5%
Acacia Research Corp.	11,016	47,259
Adecco SA (I)	41,564	2,844,752
Barrett Business Services, Inc.	1,560	67,922
Bureau Veritas SA	66,972	1,334,845
Capita PLC	166,580	2,963,875
CBIZ, Inc. (I)	10,840	106,882
CDI Corp.	3,689	24,938
CEB, Inc.	22,681	1,392,387
CRA International, Inc. (I)	2,269	42,317
Equifax, Inc.	36,369	4,050,416
Experian PLC	243,875	4,310,346
Exponent, Inc.	5,345	266,983
Franklin Covey Company (I)	2,994	50,120

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
FTI Consulting, Inc. (I)	28,278	$980,115
GP Strategies Corp. (I)	2,876	72,216
Heidrick & Struggles International, Inc.	4,085	111,194
Hill International, Inc. (I)	8,941	34,691
Huron Consulting Group, Inc. (I)	4,834	287,140
ICF International, Inc. (I)	4,129	146,827
Insperity, Inc.	4,040	194,526
Intertek Group PLC	40,253	1,646,612
Kelly Services, Inc., Class A	6,520	105,298
Kforce, Inc.	5,371	135,779
Korn/Ferry International	10,579	351,011
ManpowerGroup, Inc.	34,715	2,926,127
Mistras Group, Inc. (I)	3,781	72,179
Navigant Consulting, Inc. (I)	10,200	163,812
Nielsen Holdings PLC	112,833	5,258,018
On Assignment, Inc. (I)	10,855	487,932
Pendrell Corp. (I)	38,314	19,199
Randstad Holding NV	31,978	1,991,314
Recruit Holdings Company, Ltd.	35,500	1,043,479
Resources Connection, Inc.	8,143	133,057
Robert Half International, Inc.	41,317	1,947,683
RPX Corp. (I)	11,476	126,236
Seek, Ltd.	82,195	914,843
SGS SA	1,365	2,594,183
The Advisory Board Company (I)	8,830	438,056
The Dun & Bradstreet Corp.	10,860	1,128,680
Towers Watson & Company, Class A	32,720	4,203,211
TriNet Group, Inc. (I)	8,688	168,113
TrueBlue, Inc. (I)	8,751	225,426
Verisk Analytics, Inc. (I)	47,668	3,664,716
VSE Corp.	943	58,636
WageWorks, Inc. (I)	7,511	340,774
		49,474,125
Road and rail - 0.9%
ArcBest Corp.	5,532	118,329
Asciano, Ltd.	159,212	1,012,221
Aurizon Holdings, Ltd.	534,730	1,697,551
Celadon Group, Inc.	5,749	56,858
Central Japan Railway Company, Ltd.	36,132	6,414,654
ComfortDelGro Corp., Ltd.	535,718	1,147,118
Covenant Transportation
Group, Inc., Class A (I)	2,710	51,192
CSX Corp.	302,422	7,847,851
DSV A/S	48,289	1,900,832
East Japan Railway Company	83,640	7,876,034
Genesee & Wyoming, Inc., Class A (I)	26,803	1,439,053
Hankyu Hanshin Holdings, Inc.	285,095	1,853,085
Heartland Express, Inc.	10,502	178,744
J.B. Hunt Transport Services, Inc.	28,231	2,071,026
Kansas City Southern	33,934	2,533,852
Keikyu Corp.	118,559	979,682
Keio Corp.	146,077	1,261,480
Keisei Electric Railway Company, Ltd.	69,989	892,938
Kintetsu Corp.	451,745	1,836,699
Knight Transportation, Inc.	12,788	309,853
Landstar System, Inc.	20,452	1,199,510
Marten Transport, Ltd.	5,100	90,270
MTR Corp., Ltd.	372,315	1,838,421
Nagoya Railroad Company, Ltd.	216,000	899,015
Nippon Express Company, Ltd.	209,469	984,342
Norfolk Southern Corp.	92,655	7,837,686
Odakyu Electric Railway Company, Ltd.	157,759	1,698,559
Old Dominion Freight Line, Inc. (I)	32,829	1,939,209
164

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Roadrunner Transportation Systems, Inc. (I)	6,055	$57,099
Ryder System, Inc.	16,830	956,449
Saia, Inc. (I)	5,323	118,437
Swift Transportation Company (I)	18,273	252,533
Tobu Railway Company, Ltd.	257,365	1,269,431
Tokyu Corp.	280,417	2,215,965
Union Pacific Corp.	263,158	20,578,956
Universal Truckload Services, Inc.	2,179	30,593
USA Truck, Inc. (I)	2,360	41,182
Werner Enterprises, Inc.	30,060	703,103
West Japan Railway Company	41,075	2,839,227
YRC Worldwide, Inc. (I)	6,879	97,544
		87,126,583
Trading companies and distributors - 0.5%
AerCap Holdings NV (I)	42,100	1,817,036
Aircastle, Ltd.	12,847	268,374
Applied Industrial Technologies, Inc.	8,302	336,148
Ashtead Group PLC	126,185	2,076,731
Beacon Roofing Supply, Inc. (I)	10,376	427,284
BMC Stock Holdings, Inc. (I)	3,323	55,660
Brenntag AG	38,705	2,016,829
Bunzl PLC	83,944	2,328,969
CAI International, Inc. (I)	3,672	37,014
DXP Enterprises, Inc. (I)	2,780	63,384
Fastenal Company (L)	89,216	3,641,797
GATX Corp.	20,278	862,829
H&E Equipment Services, Inc.	6,661	116,434
ITOCHU Corp.	396,066	4,684,844
Kaman Corp.	5,507	224,741
Marubeni Corp.	413,688	2,126,809
Mitsubishi Corp.	338,806	5,635,397
Mitsui & Company, Ltd.	427,780	5,082,897
MRC Global, Inc. (I)	21,510	277,479
MSC Industrial Direct Company, Inc., Class A	22,728	1,278,905
Noble Group, Ltd.	1,216,566	340,050
NOW, Inc. (I)	50,322	796,094
Rexel SA	74,638	993,862
Rush Enterprises, Inc., Class A (I)	7,413	162,271
Sojitz Corp.	1,051	2,206
Sumitomo Corp.	281,666	2,871,675
TAL International Group, Inc. (I)	6,907	109,821
Textainer Group Holdings, Ltd. (L)	4,456	62,874
Titan Machinery, Inc. (I) (L)	4,099	44,802
Toyota Tsusho Corp.	52,659	1,231,842
Travis Perkins PLC	62,665	1,817,940
United Rentals, Inc. (I)	29,318	2,126,728
Veritiv Corp. (I)	1,850	67,007
W.W. Grainger, Inc. (L)	17,237	3,492,044
Watsco, Inc.	12,064	1,413,056
Wolseley PLC	65,049	3,532,998
		52,424,831
Transportation infrastructure - 0.2%
Abertis Infraestructuras SA	106,616	1,667,408
Aena SA (I) (S)	16,945	1,940,358
Aeroports de Paris (L)	7,547	878,233
Atlantia SpA	103,163	2,729,528
Auckland International Airport, Ltd.	234,498	919,960
Fraport AG Frankfurt Airport
Services Worldwide	10,679	681,022
Groupe Eurotunnel SA	116,256	1,446,350
Hutchison Port Holdings Trust	1,437,636	759,677
Japan Airport Terminal Company, Ltd.	10,800	478,106

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Transportation infrastructure (continued)
Kamigumi Company, Ltd.	56,412	$485,697
Mitsubishi Logistics Corp.	31,472	414,680
Sydney Airport	273,267	1,257,661
Transurban Group	480,419	3,641,555
Wesco Aircraft Holdings, Inc. (I)	12,807	153,300
		17,453,535
		1,090,971,020
Information technology - 15.0%
Communications equipment - 1.1%
ADTRAN, Inc.	11,236	193,484
Aerohive Networks, Inc. (I) (L)	4,448	22,729
Alcatel-Lucent (I)	708,223	2,809,263
Alliance Fiber Optic Products, Inc.	3,289	49,861
Applied Optoelectronics, Inc. (I)	3,294	56,525
ARRIS Group, Inc. (I)	63,997	1,956,388
Bel Fuse, Inc., Class B	2,438	42,153
Black Box Corp.	3,574	34,060
CalAmp Corp. (I)	7,651	152,484
Calix, Inc. (I)	10,001	78,708
Ciena Corp. (I)	85,090	1,760,512
Cisco Systems, Inc.	1,573,722	42,734,421
Clearfield, Inc. (I) (L)	2,538	34,035
Comtech Telecommunications Corp.	3,458	69,471
Digi International, Inc. (I)	5,758	65,526
Extreme Networks, Inc. (I)	22,494	91,776
F5 Networks, Inc. (I)	21,830	2,116,637
Finisar Corp. (I)	21,678	315,198
Harmonic, Inc. (I)	19,020	77,411
Harris Corp.	38,182	3,318,016
Infinera Corp. (I)	27,090	490,871
InterDigital, Inc.	24,315	1,192,408
Ixia (I)	12,777	158,818
Juniper Networks, Inc.	108,757	3,001,693
KVH Industries, Inc. (I)	4,149	39,084
Motorola Solutions, Inc.	49,458	3,385,400
NETGEAR, Inc. (I)	6,960	291,694
NetScout Systems, Inc. (I)	65,415	2,008,241
Nokia OYJ	922,331	6,525,045
Oclaro, Inc. (I) (L)	22,105	76,925
Plantronics, Inc.	23,658	1,121,862
Polycom, Inc. (I)	90,718	1,142,140
QUALCOMM, Inc.	464,738	23,229,929
Ruckus Wireless, Inc. (I)	15,776	168,961
ShoreTel, Inc. (I)	14,564	128,891
Sonus Networks, Inc. (I)	10,754	76,676
Telefonaktiebolaget LM Ericsson, B Shares	762,784	7,354,229
Ubiquiti Networks, Inc. (I) (L)	6,469	205,003
ViaSat, Inc. (I)	8,874	541,403
		107,117,931
Electronic equipment, instruments and components - 1.0%
Alps Electric Company, Ltd.	45,000	1,220,311
Amphenol Corp., Class A	95,090	4,966,551
Anixter International, Inc. (I)	5,848	353,161
Arrow Electronics, Inc. (I)	43,936	2,380,452
Avnet, Inc.	62,284	2,668,247
AVX Corp.	9,326	113,218
Badger Meter, Inc.	3,014	176,590
Belden, Inc.	28,484	1,358,117
Benchmark Electronics, Inc. (I)	10,598	219,061
Checkpoint Systems, Inc.	9,329	58,493
Citizen Holdings Company, Ltd.	67,941	488,310
165

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Cognex Corp.	40,040	$1,352,151
Coherent, Inc. (I)	4,954	322,555
Control4 Corp. (I)	4,730	34,387
Corning, Inc.	361,817	6,614,015
CTS Corp.	7,117	125,544
Daktronics, Inc.	8,378	73,056
DTS, Inc. (I)	3,840	86,707
Electro Rent Corp.	4,381	40,305
ePlus, Inc. (I)	1,195	111,446
Fabrinet (I)	7,453	177,530
FARO Technologies, Inc. (I)	3,677	108,545
FEI Company	27,887	2,225,104
FLIR Systems, Inc.	42,359	1,189,017
GSI Group, Inc. (I)	7,547	102,790
Hamamatsu Photonics KK	36,000	986,947
Hexagon AB, B Shares	64,591	2,389,404
Hirose Electric Company, Ltd.	7,600	920,148
Hitachi High-Technologies Corp.	17,684	478,230
Hitachi, Ltd.	1,210,972	6,861,816
II-VI, Inc. (I)	10,916	202,601
Ingenico SA	13,859	1,749,296
Ingram Micro, Inc., Class A	73,147	2,222,206
Insight Enterprises, Inc. (I)	8,075	202,844
InvenSense, Inc. (I)	16,279	166,534
IPG Photonics Corp. (I)	17,072	1,522,140
Itron, Inc. (I)	8,018	290,091
Jabil Circuit, Inc.	89,242	2,078,446
Keyence Corp.	11,447	6,291,329
Keysight Technologies, Inc. (I)	80,319	2,275,437
Kimball Electronics, Inc. (I)	6,367	69,973
Knowles Corp. (I) (L)	59,407	791,895
Kyocera Corp.	80,463	3,736,743
Littelfuse, Inc.	4,664	499,095
Mercury Systems, Inc. (I)	7,481	137,351
Mesa Laboratories, Inc.	633	62,984
Methode Electronics, Inc.	7,987	254,226
MTS Systems Corp.	3,075	194,986
Multi-Fineline Electronix, Inc. (I)	1,960	40,533
Murata Manufacturing Company, Ltd.	50,813	7,311,035
National Instruments Corp.	47,112	1,351,643
Newport Corp. (I)	8,409	133,451
Nippon Electric Glass Company, Ltd.	99,121	499,587
Omron Corp.	49,018	1,634,598
OSI Systems, Inc. (I)	4,117	365,013
Park Electrochemical Corp.	4,477	67,424
PC Connection, Inc.	2,376	53,793
Plexus Corp. (I)	6,999	244,405
RealD, Inc. (I)	8,870	93,579
Rofin-Sinar Technologies, Inc. (I)	5,957	159,528
Rogers Corp. (I)	3,826	197,307
Sanmina Corp. (I)	17,179	353,544
ScanSource, Inc. (I)	5,874	189,260
Shimadzu Corp.	62,492	1,046,110
SYNNEX Corp.	19,639	1,766,135
TDK Corp.	30,821	1,973,897
TE Connectivity, Ltd.	119,357	7,711,656
Tech Data Corp. (I)	24,121	1,601,152
Trimble Navigation, Ltd. (I)	118,142	2,534,146
TTM Technologies, Inc. (I)	12,292	80,021
Universal Display Corp. (I)	8,402	457,405
Vishay Intertechnology, Inc.	91,536	1,103,009
Vishay Precision Group, Inc. (I)	3,111	35,217

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Yaskawa Electric Corp.	60,310	$820,619
Yokogawa Electric Corp.	58,492	703,421
Zebra Technologies Corp., Class A (I)	24,444	1,702,525
		95,180,398
Internet software and services - 2.6%
Actua Corp. (I)	8,725	99,901
Akamai Technologies, Inc. (I)	54,900	2,889,387
Alphabet, Inc., Class A (I)	90,095	70,094,811
Alphabet, Inc., Class C (I)	91,893	69,735,760
Angie’s List, Inc. (I) (L)	9,819	91,808
Auto Trader Group PLC (I) (S)	188,853	1,231,294
Bankrate, Inc. (I)	14,024	186,519
Bazaarvoice, Inc. (I)	13,315	58,320
Benefitfocus, Inc. (I) (L)	1,713	62,336
Blucora, Inc. (I)	8,598	84,260
Box, Inc., Class A (I) (L)	2,975	41,531
Brightcove, Inc. (I)	7,616	47,219
Carbonite, Inc. (I)	4,070	39,886
ChannelAdvisor Corp. (I)	4,970	68,835
Cimpress NV (I) (L)	6,794	551,265
comScore, Inc. (I)	7,191	295,910
Constant Contact, Inc. (I)	6,723	196,581
Cornerstone OnDemand, Inc. (I)	11,288	389,775
Cvent, Inc. (I)	4,955	172,979
Demandware, Inc. (I)	6,952	375,199
DHI Group, Inc. (I)	9,796	89,829
EarthLink Holdings Corp.	21,620	160,637
eBay, Inc. (I)	344,527	9,467,602
Endurance International
Group Holdings, Inc. (I) (L)	12,312	134,570
Envestnet, Inc. (I)	8,229	245,636
Everyday Health, Inc. (I)	4,749	28,589
Facebook, Inc., Class A (I)	702,161	73,488,170
Gogo, Inc. (I) (L)	11,850	210,930
GrubHub, Inc. (I) (L)	15,612	377,810
GTT Communications, Inc. (I)	5,245	89,480
Hortonworks, Inc. (I) (L)	1,696	37,142
Internap Corp. (I)	12,251	78,406
IntraLinks Holdings, Inc. (I)	8,813	79,934
j2 Global, Inc.	31,669	2,606,992
Kakaku.com, Inc.	35,800	704,172
Limelight Networks, Inc. (I)	13,393	19,554
Liquidity Services, Inc. (I)	5,399	35,094
LivePerson, Inc. (I)	12,076	81,513
LogMeIn, Inc. (I)	5,149	345,498
Marin Software, Inc. (I)	7,126	25,511
Marketo, Inc. (I)	7,302	209,640
Mixi, Inc.	10,600	396,476
Monster Worldwide, Inc. (I)	19,297	110,572
New Relic, Inc. (I)	1,304	47,505
NIC, Inc.	13,853	272,627
OPOWER, Inc. (I) (L)	5,696	60,150
Q2 Holdings, Inc. (I)	4,191	110,517
QuinStreet, Inc. (I)	8,375	35,929
Quotient Technology, Inc. (I) (L)	12,899	87,971
Rackspace Hosting, Inc. (I)	54,051	1,368,571
Reis, Inc.	2,258	53,582
RetailMeNot, Inc. (I)	8,079	80,144
Rocket Fuel, Inc. (I) (L)	5,982	20,877
SciQuest, Inc. (I)	6,016	78,028
Shutterstock, Inc. (I) (L)	4,113	133,014
SPS Commerce, Inc. (I)	3,482	244,471
166

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Stamps.com, Inc. (I)	2,988	$327,515
TechTarget, Inc. (I)	4,686	37,629
Textura Corp. (I) (L)	4,134	89,212
TrueCar, Inc. (I) (L)	10,436	99,559
United Internet AG	30,672	1,686,319
United Online, Inc. (I)	3,348	39,473
VeriSign, Inc. (I) (L)	30,710	2,682,826
Web.com Group, Inc. (I)	9,238	184,852
WebMD Health Corp. (I) (L)	7,870	380,121
Wix.com, Ltd. (I)	4,023	91,523
XO Group, Inc. (I)	5,741	92,200
Yahoo Japan Corp.	353,454	1,436,756
Yahoo!, Inc. (I)	266,226	8,854,677
		254,333,381
IT services - 2.6%
Accenture PLC, Class A	194,431	20,318,040
Acxiom Corp. (I)	53,121	1,111,291
Alliance Data Systems Corp. (I)	18,887	5,223,578
Amadeus IT Holding SA, A Shares	110,065	4,851,072
AtoS	21,988	1,845,947
Automatic Data Processing, Inc.	143,195	12,131,480
Blackhawk Network Holdings, Inc. (I)	11,334	501,076
Broadridge Financial Solutions, Inc.	55,909	3,003,991
CACI International, Inc., Class A (I)	4,950	459,261
Cap Gemini SA	41,024	3,806,436
Cardtronics, Inc. (I)	9,396	316,175
Cass Information Systems, Inc.	2,451	126,128
Ciber, Inc. (I)	18,125	63,619
Cognizant Technology
Solutions Corp., Class A (I)	187,370	11,245,947
Computer Sciences Corp.	65,456	2,139,102
Computershare, Ltd.	120,108	1,010,653
Convergys Corp.	66,625	1,658,296
CoreLogic, Inc. (I)	41,817	1,415,924
CSG Systems International, Inc.	6,724	241,930
CSRA, Inc.	43,620	1,308,600
Datalink Corp. (I)	4,773	32,456
DST Systems, Inc.	15,323	1,747,741
EPAM Systems, Inc. (I)	10,169	799,487
Euronet Worldwide, Inc. (I)	10,805	782,606
Everi Holdings, Inc. (I)	14,115	61,965
EVERTEC, Inc.	13,695	229,254
ExlService Holdings, Inc. (I)	6,939	311,769
Fidelity National Information Services, Inc.	86,576	5,246,506
Fiserv, Inc. (I)	72,123	6,596,370
Forrester Research, Inc.	2,238	63,738
Fujitsu, Ltd.	467,232	2,332,010
Gartner, Inc. (I)	38,955	3,533,219
Global Payments, Inc.	61,136	3,943,883
Heartland Payment Systems, Inc.	7,617	722,244
IBM Corp.	274,990	37,844,124
Itochu Techno-Solutions Corp.	12,200	243,077
Jack Henry & Associates, Inc.	37,638	2,938,022
Leidos Holdings, Inc.	30,109	1,693,932
Lionbridge Technologies, Inc. (I)	14,659	71,976
Luxoft Holding, Inc. (I)	3,772	290,934
ManTech International Corp., Class A	5,036	152,289
MasterCard, Inc., Class A	306,778	29,867,906
MAXIMUS, Inc.	44,601	2,508,806
MoneyGram International, Inc. (I)	6,709	42,065
NeuStar, Inc., Class A (I) (L)	36,182	867,283
Nomura Research Institute, Ltd.	31,400	1,205,878
NTT Data Corp.	31,462	1,521,064

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Obic Company, Ltd.	17,500	$926,356
Otsuka Corp.	12,800	628,784
Paychex, Inc.	98,856	5,228,494
PayPal Holdings, Inc. (I)	340,909	12,340,906
Perficient, Inc. (I)	7,514	128,640
Science Applications International Corp.	29,209	1,337,188
ServiceSource International, Inc. (I)	13,453	62,018
Sykes Enterprises, Inc. (I)	8,107	249,533
Syntel, Inc. (I)	6,525	295,256
TeleTech Holdings, Inc.	3,382	94,392
Teradata Corp. (I) (L)	40,903	1,080,657
The Hackett Group, Inc.	5,281	84,866
The Western Union Company	157,300	2,817,243
Total System Services, Inc.	52,052	2,592,190
Travelport Worldwide, Ltd.	21,790	281,091
Unisys Corp. (I)	10,443	115,395
VeriFone Systems, Inc. (I)	54,561	1,528,799
Virtusa Corp. (I)	6,221	257,176
Visa, Inc., Class A	603,350	46,789,793
WEX, Inc. (I)	18,134	1,603,046
Xerox Corp.	292,702	3,111,422
		259,982,395
Semiconductors and semiconductor equipment - 1.9%
Advanced Energy Industries, Inc. (I)	8,449	238,515
Advanced Micro Devices, Inc. (I) (L)	437,420	1,255,395
Alpha & Omega Semiconductor, Ltd. (I)	5,349	49,157
Ambarella, Inc. (I) (L)	6,511	362,923
Amkor Technology, Inc. (I)	20,668	125,661
Analog Devices, Inc.	96,434	5,334,729
Applied Materials, Inc.	353,904	6,607,388
Applied Micro Circuits Corp. (I)	17,472	111,297
ARM Holdings PLC	352,073	5,366,305
ASM Pacific Technology, Ltd.	61,368	479,130
ASML Holding NV	86,909	7,721,994
Atmel Corp.	198,882	1,712,374
Avago Technologies, Ltd.	81,821	11,876,318
Axcelis Technologies, Inc. (I)	24,991	64,727
Broadcom Corp., Class A	171,828	9,935,095
Brooks Automation, Inc.	14,117	150,770
Cabot Microelectronics Corp. (I)	4,993	218,594
Cascade Microtech, Inc. (I)	2,899	47,109
Cavium, Inc. (I)	11,464	753,299
CEVA, Inc. (I)	4,652	108,671
Cirrus Logic, Inc. (I)	13,121	387,463
Cohu, Inc.	5,870	70,851
Cree, Inc. (I) (L)	48,482	1,293,015
Cypress Semiconductor Corp. (I)	157,345	1,543,554
Diodes, Inc. (I)	7,604	174,740
DSP Group, Inc. (I)	5,211	49,192
Entegris, Inc. (I)	29,148	386,794
Exar Corp. (I)	8,438	51,725
Fairchild Semiconductor International, Inc. (I)	77,156	1,597,901
First Solar, Inc. (I)	22,883	1,510,049
FormFactor, Inc. (I)	12,326	110,934
Infineon Technologies AG	283,136	4,127,757
Inphi Corp. (I)	7,995	216,025
Integrated Device Technology, Inc. (I)	99,711	2,627,385
Intel Corp.	1,461,312	50,342,198
Intersil Corp., Class A	89,328	1,139,825
IXYS Corp.	5,450	68,834
KLA-Tencor Corp.	48,448	3,359,869
Kopin Corp. (I)	16,844	45,816
Lam Research Corp.	48,633	3,862,433
167

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Lattice Semiconductor Corp. (I)	24,164	$156,341
Linear Technology Corp.	73,732	3,131,398
M/A-COM Technology
Solutions Holdings, Inc. (I)	4,939	201,956
Mattson Technology, Inc. (I)	16,958	59,862
MaxLinear, Inc., Class A (I)	10,878	160,233
Microchip Technology, Inc. (L)	64,940	3,022,308
Micron Technology, Inc. (I)	330,897	4,685,502
Microsemi Corp. (I)	19,704	642,153
MKS Instruments, Inc.	11,082	398,952
Monolithic Power Systems, Inc.	8,136	518,345
Nanometrics, Inc. (I)	5,242	79,364
NeoPhotonics Corp. (I)	6,223	67,582
NVE Corp.	1,103	61,967
NVIDIA Corp.	157,416	5,188,431
NXP Semiconductors NV (I)	63,100	5,316,175
OmniVision Technologies, Inc. (I)	11,997	348,153
PDF Solutions, Inc. (I)	5,831	63,208
Photronics, Inc. (I)	14,026	174,624
PMC-Sierra, Inc. (I)	36,119	419,703
Power Integrations, Inc.	6,062	294,795
Qorvo, Inc. (I)	43,453	2,211,758
Rambus, Inc. (I)	24,065	278,913
Rohm Company, Ltd.	23,842	1,207,618
Rudolph Technologies, Inc. (I)	6,920	98,402
Semtech Corp. (I)	13,799	261,077
Sigma Designs, Inc. (I)	7,798	49,283
Silicon Laboratories, Inc. (I)	27,079	1,314,415
Skyworks Solutions, Inc.	58,631	4,504,620
STMicroelectronics NV	161,111	1,078,598
SunEdison, Inc. (I) (L)	147,887	752,745
Synaptics, Inc. (I)	24,741	1,987,692
Teradyne, Inc.	97,062	2,006,272
Tessera Technologies, Inc.	10,858	325,849
Texas Instruments, Inc.	315,497	17,292,391
Tokyo Electron, Ltd.	42,760	2,590,607
Ultra Clean Holdings, Inc. (I)	7,054	36,116
Ultratech, Inc. (I)	5,958	118,088
Veeco Instruments, Inc. (I)	8,395	172,601
Xcerra Corp. (I)	11,653	70,501
Xilinx, Inc.	79,545	3,736,229
		190,570,638
Software - 3.3%
A10 Networks, Inc. (I)	7,658	50,236
ACI Worldwide, Inc. (I)	80,442	1,721,459
Activision Blizzard, Inc.	154,647	5,986,385
Adobe Systems, Inc. (I)	152,975	14,370,471
American Software, Inc., Class A	5,976	60,836
ANSYS, Inc. (I)	41,940	3,879,450
Aspen Technology, Inc. (I)	17,720	669,107
Autodesk, Inc. (I)	69,541	4,237,133
AVG Technologies NV (I)	8,366	167,738
Barracuda Networks, Inc. (I)	1,758	32,839
Blackbaud, Inc.	9,751	642,201
Bottomline Technologies, Inc. (I)	8,519	253,270
BroadSoft, Inc. (I)	6,132	216,828
CA, Inc.	96,391	2,752,927
Cadence Design Systems, Inc. (I)	140,242	2,918,436
Callidus Software, Inc. (I)	11,715	217,548
CDK Global, Inc.	75,134	3,566,611
Check Point
Software Technologies, Ltd. (I) (L)	34,000	2,766,920
Citrix Systems, Inc. (I)	45,861	3,469,385

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
CommVault Systems, Inc. (I)	29,203	$1,149,138
Dassault Systemes SA	32,026	2,559,863
Digimarc Corp. (I) (L)	1,705	62,250
Ebix, Inc.	5,612	184,017
Electronic Arts, Inc. (I)	95,840	6,586,125
Ellie Mae, Inc. (I)	6,129	369,150
EnerNOC, Inc. (I)	6,180	23,793
Epiq Systems, Inc.	6,797	88,837
Fair Isaac Corp.	21,080	1,985,314
Fleetmatics Group PLC (I) (L)	7,882	400,327
Fortinet, Inc. (I)	69,046	2,152,164
Gemalto NV	20,171	1,210,301
Gigamon, Inc. (I)	5,733	152,326
Globant SA (I) (L)	3,240	121,532
Glu Mobile, Inc. (I)	25,455	61,856
Guidewire Software, Inc. (I)	14,600	878,336
Gungho Online Entertainment, Inc. (I) (L)	109,333	297,017
HubSpot, Inc. (I)	3,981	224,170
Imperva, Inc. (I)	5,571	352,700
Infoblox, Inc. (I)	11,826	217,480
Interactive Intelligence Group, Inc. (I)	3,714	116,694
Intuit, Inc.	81,813	7,894,955
Jive Software, Inc. (I)	10,694	43,632
Konami Holdings Corp.	23,909	569,142
Manhattan Associates, Inc. (I)	49,797	3,295,067
Mentor Graphics Corp.	67,445	1,242,337
Microsoft Corp.	2,470,537	137,065,343
MicroStrategy, Inc., Class A (I)	1,925	345,133
MobileIron, Inc. (I) (L)	9,063	32,717
Mobileye NV (I) (L)	40,700	1,720,796
Model N, Inc. (I)	4,895	54,628
Monotype Imaging Holdings, Inc.	8,317	196,614
Nexon Company, Ltd.	31,353	510,042
NICE-Systems, Ltd.	14,131	811,964
Nintendo Company, Ltd.	26,639	3,663,130
Oracle Corp.	990,413	36,179,787
Oracle Corp. Japan	9,406	437,943
Paycom Software, Inc. (I)	6,689	251,707
Paylocity Holding Corp. (I)	3,321	134,667
Pegasystems, Inc.	7,565	208,038
Progress Software Corp. (I)	10,530	252,720
Proofpoint, Inc. (I)	8,265	537,308
PROS Holdings, Inc. (I)	5,144	118,518
PTC, Inc. (I)	54,208	1,877,223
QAD, Inc., Class A	2,349	48,201
Qlik Technologies, Inc. (I)	19,024	602,300
Qualys, Inc. (I)	5,222	172,796
RealPage, Inc. (I)	11,131	249,891
Red Hat, Inc. (I)	56,410	4,671,312
RingCentral, Inc., Class A (I)	11,382	268,388
Rovi Corp. (I)	18,397	306,494
salesforce.com, Inc. (I)	194,268	15,230,611
SAP SE	246,344	19,548,163
Sapiens International Corp. NV	5,599	57,110
Seachange International, Inc. (I)	7,365	49,640
Silver Spring Networks, Inc. (I)	7,807	112,499
SolarWinds, Inc. (I)	29,440	1,734,016
Solera Holdings, Inc.	31,841	1,745,842
Symantec Corp.	210,396	4,418,316
Synchronoss Technologies, Inc. (I)	8,090	285,011
Synopsys, Inc. (I)	73,666	3,359,906
Take-Two Interactive Software, Inc. (I)	17,588	612,766
Tangoe, Inc. (I)	8,366	70,191
168

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
TeleCommunication Systems, Inc., Class A (I)	11,552	$57,413
Telenav, Inc. (I)	6,805	38,720
The Rubicon Project, Inc. (I)	5,447	89,603
The Sage Group PLC	270,388	2,402,414
The Ultimate Software Group, Inc. (I)	13,512	2,641,731
TiVo, Inc. (I)	20,371	175,802
Trend Micro, Inc.	26,664	1,081,948
TubeMogul, Inc. (I)	3,160	42,976
Tyler Technologies, Inc. (I)	22,267	3,881,583
Varonis Systems, Inc. (I)	1,990	37,412
VASCO Data
Security International, Inc. (I) (L)	6,143	102,772
Verint Systems, Inc. (I)	12,683	514,422
VirnetX Holding Corp. (I) (L)	10,549	27,111
Xura, Inc. (I)	4,825	118,599
Zendesk, Inc. (I)	11,389	301,125
Zix Corp. (I)	13,462	68,387
		329,742,052
Technology hardware, storage and peripherals - 2.5%
3D Systems Corp. (I) (L)	50,087	435,256
Apple, Inc.	1,724,016	181,469,924
Avid Technology, Inc. (I)	6,967	50,789
Brother Industries, Ltd.	59,836	687,381
Canon, Inc. (L)	267,363	8,087,737
Cray, Inc. (I)	8,613	279,492
Diebold, Inc.	43,749	1,316,407
Eastman Kodak Company (I)	4,112	51,564
Electronics For Imaging, Inc. (I)	9,724	454,500
EMC Corp.	602,457	15,471,096
FUJIFILM Holdings Corp.	116,094	4,844,893
Hewlett Packard Enterprise Company	555,348	8,441,290
HP, Inc.	555,391	6,575,829
Immersion Corp. (I)	6,014	70,123
Konica Minolta, Inc.	112,886	1,130,573
Lexmark International, Inc., Class A	29,481	956,658
NCR Corp. (I)	74,923	1,832,617
NEC Corp.	661,846	2,097,071
NetApp, Inc.	92,295	2,448,586
Nimble Storage, Inc. (I)	10,617	97,676
QLogic Corp. (I)	18,065	220,393
Quantum Corp. (I)	47,872	44,521
Ricoh Company, Ltd.	176,516	1,817,551
SanDisk Corp.	62,855	4,776,351
Seagate Technology PLC (L)	92,879	3,404,944
Seiko Epson Corp.	69,500	1,070,241
Silicon Graphics International Corp. (I)	8,015	47,289
Stratasys, Ltd. (I) (L)	10,618	249,311
Super Micro Computer, Inc. (I)	7,792	190,982
Violin Memory, Inc. (I) (L)	21,221	19,101
Western Digital Corp.	70,840	4,253,942
		252,894,088
		1,489,820,883
Materials - 4.1%
Chemicals - 2.5%
A. Schulman, Inc.	6,062	185,740
Air Liquide SA	86,270	9,685,233
Air Products & Chemicals, Inc.	59,477	7,738,552
Air Water, Inc.	40,407	649,875
Airgas, Inc.	20,660	2,857,691
Akzo Nobel NV	62,191	4,155,518
Albemarle Corp.	53,122	2,975,363

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
American Vanguard Corp.	6,413	$89,846
Arkema SA	16,548	1,158,337
Asahi Kasei Corp.	318,757	2,155,468
Ashland, Inc.	29,653	3,045,363
Axiall Corp.	14,590	224,686
Balchem Corp.	6,508	395,686
BASF SE	230,238	17,539,072
Cabot Corp.	29,530	1,207,186
Calgon Carbon Corp.	10,777	185,903
CF Industries Holdings, Inc.	71,650	2,924,037
Chase Corp.	1,580	64,353
Chemtura Corp. (I)	13,891	378,808
Chr Hansen Holding A/S	24,812	1,551,999
Core Molding Technologies, Inc. (I)	1,792	22,991
Croda International PLC	33,776	1,513,330
Daicel Corp.	72,685	1,081,690
E.I. du Pont de Nemours & Company	271,278	18,067,115
Eastman Chemical Company	45,714	3,086,152
Ecolab, Inc.	81,640	9,337,983
EMS-Chemie Holding AG	2,087	918,482
Evonik Industries AG	35,268	1,166,559
Ferro Corp. (I)	15,162	168,601
Flotek Industries, Inc. (I) (L)	11,299	129,261
FMC Corp.	40,775	1,595,526
FutureFuel Corp.	5,226	70,551
Givaudan SA (I)	2,316	4,203,449
Hawkins, Inc.	2,361	84,453
HB Fuller Company	10,348	377,392
Hitachi Chemical Company, Ltd.	26,770	424,697
Incitec Pivot, Ltd.	417,347	1,192,542
Innophos Holdings, Inc.	4,258	123,397
Innospec, Inc.	5,013	272,256
International Flavors & Fragrances, Inc.	24,786	2,965,397
Intrepid Potash, Inc. (I)	11,724	34,586
Israel Chemicals, Ltd.	130,441	529,499
Johnson Matthey PLC	51,359	2,009,055
JSR Corp.	47,190	735,425
K&S AG	47,763	1,217,532
Kaneka Corp.	70,100	728,637
Kansai Paint Company, Ltd.	58,854	892,094
KMG Chemicals, Inc.	2,175	50,069
Koninklijke DSM NV	45,486	2,280,914
Koppers Holdings, Inc. (I)	4,356	79,497
Kraton Performance Polymers, Inc. (I)	6,577	109,244
Kronos Worldwide, Inc.	4,732	26,688
Kuraray Company, Ltd.	80,073	969,908
Lanxess AG	22,652	1,042,382
Linde AG	46,552	6,724,824
LSB Industries, Inc. (I)	4,137	29,993
LyondellBasell Industries NV, Class A	111,336	9,675,098
Minerals Technologies, Inc.	23,489	1,077,206
Mitsubishi Chemical Holdings Corp.	340,033	2,157,414
Mitsubishi Gas & Chemicals Company, Inc.	98,740	504,909
Mitsui Chemicals, Inc.	203,590	902,923
Monsanto Company	135,200	13,319,904
NewMarket Corp.	4,742	1,805,422
Nippon Paint Company, Ltd.	37,100	897,895
Nitto Denko Corp.	41,287	3,014,185
Novozymes A/S, B Shares	58,324	2,792,486
OCI NV (I)	21,694	535,658
Olin Corp.	93,706	1,617,366
OMNOVA Solutions, Inc. (I)	10,342	63,396
Orica, Ltd.	91,671	1,027,055
169

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
PolyOne Corp.	59,117	$1,877,556
PPG Industries, Inc.	83,217	8,223,504
Praxair, Inc.	88,064	9,017,754
Quaker Chemical Corp.	2,741	211,770
Rayonier Advanced Materials, Inc.	8,671	84,889
Rentech, Inc. (I)	5,450	19,184
RPM International, Inc.	62,662	2,760,888
Senomyx, Inc. (I) (L)	10,069	37,960
Sensient Technologies Corp.	30,803	1,935,044
Shin-Etsu Chemical Company, Ltd.	102,946	5,596,743
Sika AG	536	1,936,994
Solvay SA (L)	14,850	1,584,927
Stepan Company	4,030	200,251
Sumitomo Chemical Company, Ltd.	373,844	2,147,020
Symrise AG	30,870	2,043,545
Syngenta AG	23,301	9,120,083
Taiyo Nippon Sanso Corp.	37,357	337,847
Teijin, Ltd.	231,243	788,045
The Chemours Company	85,317	457,299
The Dow Chemical Company	348,151	17,922,813
The Mosaic Company	103,658	2,859,924
The Scotts Miracle-Gro Company, Class A	21,596	1,393,158
The Sherwin-Williams Company	24,353	6,322,039
The Valspar Corp.	34,448	2,857,462
Toray Industries, Inc.	367,672	3,416,600
Trecora Resources (I)	4,742	58,753
Tredegar Corp.	5,340	72,731
Trinseo SA (I) (L)	2,400	67,680
Tronox, Ltd., Class A	13,336	52,144
Umicore SA	24,189	1,014,394
Yara International ASA	44,798	1,926,684
		249,167,489
Construction materials - 0.3%
Boral, Ltd.	191,850	820,264
CRH PLC	198,451	5,723,115
CRH PLC	7,591	219,772
Eagle Materials, Inc.	23,630	1,427,961
Fletcher Building, Ltd.	174,448	874,241
Headwaters, Inc. (I)	15,460	260,810
HeidelbergCement AG	35,195	2,868,305
Imerys SA	9,136	638,162
James Hardie Industries, Ltd.	113,506	1,431,076
LafargeHolcim, Ltd. (I)	106,368	5,326,358
Martin Marietta Materials, Inc.	20,606	2,814,367
Summit Materials, Inc. (I)	5,465	109,514
Taiheiyo Cement Corp.	297,701	869,378
U.S. Concrete, Inc. (I)	3,148	165,774
Vulcan Materials Company	40,968	3,890,731
		27,439,828
Containers and packaging - 0.4%
AEP Industries, Inc. (I)	905	69,821
Amcor, Ltd.	295,802	2,873,784
AptarGroup, Inc.	29,501	2,143,248
Avery Dennison Corp.	27,971	1,752,663
Ball Corp.	42,418	3,085,061
Bemis Company, Inc.	45,217	2,020,748
Berry Plastics Group, Inc. (I)	24,739	895,057
Greif, Inc., Class A	18,485	569,523
International Paper Company	128,453	4,842,678
Myers Industries, Inc.	5,259	70,050
Owens-Illinois, Inc. (I)	50,692	883,055
Packaging Corp. of America	45,876	2,892,482

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Containers and packaging (continued)
Rexam PLC	175,162	$1,562,357
Sealed Air Corp.	63,290	2,822,734
Silgan Holdings, Inc.	18,984	1,019,820
Sonoco Products Company	47,854	1,955,793
Toyo Seikan Kaisha, Ltd.	40,529	751,778
WestRock Company	80,509	3,672,821
		33,883,473
Metals and mining - 0.8%
AK Steel Holding Corp. (I) (L)	38,166	85,492
Alcoa, Inc.	402,502	3,972,695
Allegheny Technologies, Inc.	51,270	576,788
Alumina, Ltd.	644,320	537,711
Anglo American PLC	351,067	1,540,204
Antofagasta PLC	100,550	691,664
ArcelorMittal (L)	248,551	1,048,686
BHP Billiton PLC	529,263	5,902,241
BHP Billiton, Ltd.	804,960	10,359,480
Boliden AB	69,447	1,163,529
Carpenter Technology Corp.	33,821	1,023,762
Century Aluminum Company (I) (L)	10,521	46,503
Cliffs Natural Resources, Inc. (I) (L)	32,916	52,007
Coeur Mining, Inc. (I)	28,794	71,409
Commercial Metals Company	78,485	1,074,460
Compass Minerals International, Inc.	15,800	1,189,266
Ferroglobe PLC	13,958	150,049
Fortescue Metals Group, Ltd. (L)	395,872	532,741
Freeport-McMoRan, Inc.	349,464	2,365,871
Fresnillo PLC	56,641	588,903
Glencore PLC (I)	3,066,029	4,062,875
Haynes International, Inc.	2,710	99,430
Hecla Mining Company	76,286	144,181
Hitachi Metals, Ltd.	52,664	649,779
Horsehead Holding Corp. (I) (L)	12,217	25,045
Iluka Resources, Ltd.	106,374	470,537
JFE Holdings, Inc.	123,233	1,935,052
Kaiser Aluminum Corp.	3,534	295,654
Kobe Steel, Ltd.	786,928	855,010
Lonmin PLC (I) (L)	312	382
Maruichi Steel Tube, Ltd.	11,561	341,299
Materion Corp.	4,337	121,436
Mitsubishi Materials Corp.	275,691	868,329
Newcrest Mining, Ltd. (I)	191,829	1,815,128
Newmont Mining Corp.	162,578	2,924,778
Nippon Steel & Sumitomo Metal Corp.	190,500	3,768,539
Norsk Hydro ASA	340,557	1,265,884
Nucor Corp.	98,172	3,956,332
Randgold Resources, Ltd.	23,166	1,427,180
Real Industry, Inc. (I)	5,335	42,840
Reliance Steel & Aluminum Company	33,780	1,956,200
Rio Tinto PLC	314,149	9,146,528
Rio Tinto, Ltd.	106,286	3,437,240
Royal Gold, Inc.	30,651	1,117,842
Schnitzer Steel Industries, Inc., Class A	5,977	85,889
South32, Ltd. (I)	1,318,258	1,012,687
Steel Dynamics, Inc.	114,778	2,051,083
Stillwater Mining Company (I)	25,297	216,795
Sumitomo Metal Mining Company, Ltd.	123,772	1,502,458
SunCoke Energy, Inc.	13,985	48,528
ThyssenKrupp AG	92,165	1,827,020
TimkenSteel Corp.	8,477	71,037
United States Steel Corp. (L)	68,461	546,319
Voestalpine AG	28,570	873,904
170

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Worthington Industries, Inc.	32,166	$969,483
		82,906,164
Paper and forest products - 0.1%
Boise Cascade Company (I)	8,113	207,125
Clearwater Paper Corp. (I)	3,894	177,294
Deltic Timber Corp.	2,311	136,049
Domtar Corp.	29,494	1,089,803
KapStone Paper and Packaging Corp.	17,520	395,777
Louisiana-Pacific Corp. (I)	96,287	1,734,129
Mondi PLC	92,089	1,805,012
Neenah Paper, Inc.	3,462	216,133
Oji Holdings Corp.	202,338	813,195
PH Glatfelter Company	8,970	165,407
Schweitzer-Mauduit International, Inc.	6,279	263,655
Stora Enso OYJ, Series R	136,428	1,233,600
UPM-Kymmene OYJ	134,613	2,499,133
Wausau Paper Corp.	9,406	96,223
		10,832,535
		404,229,489
Telecommunication services - 2.9%
Diversified telecommunication services - 2.3%
8x8, Inc. (I)	18,644	213,474
AT&T, Inc.	1,902,300	65,458,143
Atlantic Tele-Network, Inc.	2,194	171,637
Belgacom SA	38,577	1,255,331
Bezeq The
Israeli Telecommunication Corp., Ltd.	483,143	1,063,572
BT Group PLC	2,098,383	14,570,274
CenturyLink, Inc.	173,225	4,358,341
Cincinnati Bell, Inc. (I)	44,086	158,710
Cogent Communications Group, Inc.	9,650	334,759
Consolidated Communications Holdings, Inc.	10,587	221,798
Deutsche Telekom AG	808,408	14,519,530
Elisa OYJ, Class A	35,312	1,328,609
FairPoint Communications, Inc. (I)	4,731	76,027
Frontier Communications Corp.	357,164	1,667,956
General Communication, Inc., Class A (I)	7,594	150,209
Globalstar, Inc. (I) (L)	102,088	147,007
Hawaiian Telcom Holdco, Inc. (I)	2,668	66,326
HKT Trust and HKT, Ltd.	670,421	855,862
IDT Corp., Class B	3,638	42,419
Iliad SA	6,651	1,585,454
inContact, Inc. (I)	13,322	127,092
Inmarsat PLC	112,543	1,886,720
Inteliquent, Inc.	7,140	126,878
Intelsat SA (I) (L)	6,115	25,438
Iridium Communications, Inc. (I) (L)	17,500	147,175
Koninklijke KPN NV	800,843	3,029,077
Level 3 Communications, Inc. (I)	88,616	4,817,166
Lumos Networks Corp. (I)	5,364	60,077
Nippon Telegraph & Telephone Corp.	188,100	7,486,025
Orange SA	498,128	8,331,548
ORBCOMM, Inc. (I)	13,198	95,554
PCCW, Ltd.	1,024,317	598,770
pdvWireless, Inc. (I) (L)	2,831	77,853
Singapore Telecommunications, Ltd.	561,305	1,473,802
Singapore Telecommunications, Ltd.	1,437,549	3,706,380
Spark New Zealand, Ltd.	461,355	1,038,816
Straight Path
Communications, Inc., Class B (I) (L)	1,967	33,714
Swisscom AG	6,490	3,247,623

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
TDC A/S	206,128	$1,026,319
Telecom Italia SpA (I) (L)	2,883,996	3,654,923
Telecom Italia SpA	1,503,817	1,543,407
Telefonica Deutschland Holding AG	149,124	786,581
Telefonica SA	1,128,863	12,523,516
Telenor ASA	188,078	3,134,990
TeliaSonera AB	651,305	3,234,305
Telstra Corp., Ltd.	1,073,202	4,361,166
TPG Telecom, Ltd.	70,794	506,859
Verizon Communications, Inc.	1,257,889	58,139,630
Vonage Holdings Corp. (I)	38,382	220,313
Windstream Holdings, Inc. (L)	21,161	136,277
		233,823,432
Wireless telecommunication services - 0.6%
Boingo Wireless, Inc. (I)	8,186	54,191
KDDI Corp.	438,500	11,387,923
Leap Wireless International, Inc. (I)	16,665	41,996
Millicom International Cellular SA	15,779	905,400
NTELOS Holdings Corp. (I)	3,377	30,866
NTT DOCOMO, Inc.	358,576	7,354,962
Shenandoah Telecommunications Company	5,237	225,453
SoftBank Group Corp.	240,787	12,152,616
Spok Holdings, Inc.	4,928	90,281
StarHub, Ltd.	144,811	376,853
Tele2 AB, B Shares	80,662	804,400
Telephone & Data Systems, Inc.	44,247	1,145,555
Vodafone Group PLC	6,654,984	21,580,561
		56,151,057
		289,974,489
Utilities - 3.3%
Electric utilities - 1.7%
ALLETE, Inc.	10,070	511,858
American Electric Power Company, Inc.	150,820	8,788,281
AusNet Services	434,384	467,636
Avangrid, Inc. (I)	11,854	455,194
Cheung Kong Infrastructure Holdings, Ltd.	158,843	1,467,531
Chubu Electric Power Company, Inc.	161,529	2,211,935
Cleco Corp.	40,716	2,125,782
CLP Holdings, Ltd.	474,334	4,020,457
Contact Energy, Ltd.	185,801	601,374
Duke Energy Corp.	211,597	15,105,910
Edison International	100,159	5,930,414
EDP - Energias de Portugal SA	579,035	2,086,460
El Paso Electric Company	8,705	335,143
Electricite de France SA	61,477	905,401
Endesa SA	80,225	1,611,692
Enel SpA	1,768,286	7,414,956
Entergy Corp.	55,235	3,775,865
Eversource Energy	97,560	4,982,389
Exelon Corp.	282,687	7,850,218
FirstEnergy Corp.	130,002	4,124,963
Fortum OYJ	110,864	1,670,324
Great Plains Energy, Inc.	72,415	1,977,654
Hawaiian Electric Industries, Inc.	50,475	1,461,251
HK Electric Investments & HK
Electric Investments, Ltd. (S)	659,500	552,603
Hokuriku Electric Power Company	41,692	616,143
Iberdrola SA	1,350,464	9,573,397
IDACORP, Inc.	33,963	2,309,484
Kyushu Electric Power Company, Inc. (I)	105,918	1,154,411
MGE Energy, Inc.	7,519	348,882
171

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Mighty River Power, Ltd.	170,800	$324,084
NextEra Energy, Inc.	144,184	14,979,276
OGE Energy Corp.	94,588	2,486,719
Otter Tail Corp.	7,890	210,111
Pepco Holdings, Inc.	77,738	2,021,965
Pinnacle West Capital Corp.	34,043	2,195,093
PNM Resources, Inc.	53,994	1,650,597
Portland General Electric Company	17,518	637,130
Power Assets Holdings, Ltd.	347,236	3,183,303
PPL Corp.	206,016	7,031,326
Red Electrica Corp. SA	27,144	2,267,328
Shikoku Electric Power Company, Inc.	45,625	712,720
SSE PLC	248,822	5,586,984
Terna Rete Elettrica Nazionale SpA	381,389	1,961,441
The Chugoku Electric Power Company, Inc.	75,536	997,329
The Empire District Electric Company	9,095	255,297
The Kansai Electric Power Company, Ltd. (I)	176,524	2,116,486
The Southern Company	279,256	13,066,388
Tohoku Electric Power Company, Inc.	113,065	1,413,460
Tokyo Electric Power Company, Inc. (I)	365,040	2,101,993
Unitil Corp.	3,473	124,611
Westar Energy, Inc.	66,794	2,832,734
Xcel Energy, Inc.	155,961	5,600,560
		168,194,543
Gas utilities - 0.3%
AGL Resources, Inc.	36,960	2,358,418
APA Group, Ltd.	279,366	1,757,872
Atmos Energy Corp.	47,942	3,022,264
Chesapeake Utilities Corp.	3,299	187,218
Enagas SA	53,867	1,519,476
Gas Natural SDG SA (L)	87,774	1,789,908
Hong Kong & China Gas Company, Ltd.	1,736,532	3,398,461
National Fuel Gas Company (L)	40,236	1,720,089
New Jersey Resources Corp.	17,744	584,842
Northwest Natural Gas Company	5,463	276,482
ONE Gas, Inc.	35,265	1,769,245
Osaka Gas Company, Ltd.	467,377	1,688,137
Piedmont Natural Gas Company, Inc.	16,227	925,264
Questar Corp.	82,484	1,606,788
Snam SpA	524,672	2,738,229
South Jersey Industries, Inc.	14,328	336,995
Southwest Gas Corp.	9,644	531,963
The Laclede Group, Inc.	8,821	524,056
Toho Gas Company, Ltd.	103,924	671,165
Tokyo Gas Company, Ltd.	570,484	2,680,585
UGI Corp.	81,652	2,756,572
WGL Holdings, Inc.	33,704	2,123,015
		34,967,044
Independent power and renewable electricity producers - 0.1%
Abengoa Yield PLC (L)	10,129	195,388
AES Corp.	209,599	2,005,862
Atlantic Power Corp.	26,904	53,001
Dynegy, Inc. (I)	26,692	357,673
EDP Renovaveis SA	48	378
Electric Power Development Company, Ltd.	37,048	1,319,525
Enel Green Power SpA	443,815	902,083
Meridian Energy, Ltd.	328,318	535,415
NRG Energy, Inc.	99,647	1,172,845
NRG Yield, Inc., Class A (L)	9,289	129,210
NRG Yield, Inc., Class C (L)	11,136	164,367
Ormat Technologies, Inc.	7,845	286,107
Pattern Energy Group, Inc. (L)	11,684	244,312

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Independent power and renewable electricity
producers (continued)
Talen Energy Corp. (I)	47,940	$298,666
Vivint Solar, Inc. (I) (L)	4,637	44,330
		7,709,162
Multi-utilities - 1.1%
AGL Energy, Ltd.	169,089	2,212,550
Alliant Energy Corp.	53,515	3,342,012
Ameren Corp.	74,661	3,227,595
Avista Corp.	12,906	456,485
Black Hills Corp.	33,504	1,555,591
CenterPoint Energy, Inc.	132,321	2,429,414
Centrica PLC	1,269,785	4,077,245
CMS Energy Corp.	85,129	3,071,454
Consolidated Edison, Inc.	90,052	5,787,642
Dominion Resources, Inc.	186,855	12,638,872
DTE Energy Company	55,204	4,426,809
DUET Group	581,145	962,464
E.ON SE	501,362	4,814,077
Engie	366,177	6,486,171
MDU Resources Group, Inc.	92,616	1,696,725
National Grid PLC	938,182	12,939,006
NiSource, Inc.	97,290	1,898,128
NorthWestern Corp.	9,693	525,845
PG&E Corp.	155,551	8,273,758
Public Service Enterprise Group, Inc.	155,531	6,017,494
RWE AG	122,296	1,541,832
SCANA Corp.	44,002	2,661,681
Sempra Energy	72,412	6,807,452
Suez Environnement Company	73,951	1,383,129
TECO Energy, Inc.	72,011	1,919,093
Vectren Corp.	38,820	1,646,744
Veolia Environnement SA	112,819	2,676,717
WEC Energy Group, Inc.	97,072	4,980,764
		110,456,749
Water utilities - 0.1%
American States Water Company	8,035	337,068
Aqua America, Inc.	83,108	2,476,618
California Water Service Group	9,980	232,235
Connecticut Water Service, Inc.	2,853	108,443
Consolidated Water Company, Ltd.	3,791	46,402
Middlesex Water Company	4,095	108,681
Severn Trent PLC	58,917	1,883,374
SJW Corp.	3,518	104,309
United Utilities Group PLC	170,780	2,351,523
York Water Company	3,370	84,048
		7,732,701
		329,060,199
TOTAL COMMON STOCKS (Cost $7,739,828,797)		$9,642,415,763

PREFERRED SECURITIES - 0.1%
Consumer discretionary - 0.1%
Automobiles - 0.1%
Bayerische Motoren Werke AG	13,773	1,152,322
Porsche Automobil Holding SE	38,384	2,065,726
Volkswagen AG	46,598	6,727,789
		9,945,837
		9,945,837
172

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Consumer staples - 0.0%
Household products - 0.0%
Henkel AG & Company KGaA	44,670	$4,985,257
Materials - 0.0%
Chemicals - 0.0%
Fuchs Petrolub AG	17,162	808,098
TOTAL PREFERRED SECURITIES (Cost $17,011,179)		$15,739,192

RIGHTS - 0.0%
Ascendas Real Estate Investment Trust
(Expiration Date: 01/13/2016; Strike Price:
SGD 2.22) (I)	19,369	847
Community Health Systems, Inc. (Expiration
Date: 01/27/2016) (I) (N)	174,338	1,569
TOTAL RIGHTS (Cost $11,332)		$2,416

WARRANTS - 0.0%
Sun Hung Kai Properties, Ltd. (Expiration
Date: 04/22/2016; Strike Price:
HKD 98.60) (I)	32,255	7,991
TOTAL WARRANTS (Cost $0)		$7,991

SECURITIES LENDING COLLATERAL - 1.3%
John Hancock
Collateral Trust, 0.3070% (W) (Y)	12,602,867	126,089,162
TOTAL SECURITIES LENDING
COLLATERAL (Cost $126,090,224)		$126,089,162

SHORT-TERM INVESTMENTS - 2.5%
Repurchase agreement - 2.5%
Repurchase Agreement with State Street Corp.
dated 12/31/2015 at 0.030% to be
repurchased at $244,947,816 on 01/04/2016,
collateralized by $85,695,000 U.S. Treasury
Notes, 2.125% due 12/31/2021 (valued at
$86,337,713, including interest) and
$165,665,000 U.S. Treasury Bonds,
2.500% - 3.000% due 11/15/2044 -
02/15/2045 (valued at $163,521,369,
including interest)	$244,947,000	$244,947,000
TOTAL SHORT-TERM INVESTMENTS (Cost $244,947,000)		$244,947,000
Total Investments (Strategic Equity Allocation Trust)
(Cost $8,127,888,532) - 100.8%		$10,029,201,524
Other assets and liabilities, net - (0.8%)		(83,851,301)
TOTAL NET ASSETS - 100.0%		$9,945,350,223

Total Stock Market Index Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.3%
Consumer discretionary - 13.7%
Auto components - 0.4%
American Axle &
Manufacturing Holdings, Inc. (I)	1,888	$35,759
Autoliv, Inc. (L)	2,070	258,274
BorgWarner, Inc.	5,421	234,350

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Cooper Tire & Rubber Company	1,257	$47,577
Dana Holding Corp.	3,895	53,751
Dorman Products, Inc. (I)	912	43,293
Drew Industries, Inc.	570	34,707
Federal-Mogul Holdings Corp. (I)	4,392	30,085
Fox Factory Holding Corp. (I)	1,016	16,794
Fuel Systems Solutions, Inc. (I)	1,544	7,550
Gentex Corp.	7,125	114,071
Gentherm, Inc. (I)	919	43,561
Horizontal Global Corp. (I)	453	4,698
Johnson Controls, Inc.	15,597	615,927
Lear Corp.	1,843	226,376
Modine Manufacturing Company (I)	1,300	11,765
Motorcar Parts of America, Inc. (I)	567	19,170
MPG Holdco I, Inc.	1,657	30,389
Shiloh Industries, Inc. (I)	550	2,882
Spartan Motors, Inc.	2,421	7,529
Standard Motor Products, Inc.	572	21,765
Stoneridge, Inc. (I)	901	13,335
Superior Industries International, Inc.	865	15,933
Sypris Solutions, Inc. (I)	379	413
Tenneco, Inc. (I)	1,435	65,881
The Goodyear Tire & Rubber Company	6,422	209,807
Tower International, Inc.	623	17,799
UQM Technologies, Inc. (I)	2,453	1,631
Visteon Corp. (I)	1,074	122,973
		2,308,045
Automobiles - 0.6%
Ford Motor Company	94,174	1,326,912
General Motors Company	38,333	1,303,705
Harley-Davidson, Inc.	5,086	230,854
Tesla Motors, Inc. (I)(L)	2,996	719,070
Thor Industries, Inc.	1,235	69,345
Winnebago Industries, Inc.	747	14,865
		3,664,751
Distributors - 0.1%
Core-Mark Holding Company, Inc.	592	48,508
Educational Development Corp.	1,013	11,214
Genuine Parts Company	3,598	309,032
LKQ Corp. (I)	7,322	216,951
Pool Corp.	1,039	83,930
Weyco Group, Inc.	372	9,955
		679,590
Diversified consumer services - 0.2%
2U, Inc. (I)(L)	1,006	28,148
American Public Education, Inc. (I)	453	8,430
Apollo Education Group, Inc. (I)	2,538	19,466
Ascent Capital Group, Inc., Class A (I)	363	6,069
Bridgepoint Education, Inc. (I)	1,121	8,531
Bright Horizons Family Solutions, Inc. (I)	1,463	97,728
Capella Education Company	323	14,929
Carriage Services, Inc.	545	13,135
Chegg, Inc. (I)(L)	2,115	14,234
DeVry Education Group, Inc.	1,447	36,624
Education Management Corp. (I)	3,020	204
Graham Holdings Company, Class B	140	67,896
Grand Canyon Education, Inc. (I)	1,133	45,456
H&R Block, Inc.	6,527	217,414
Houghton Mifflin Harcourt Company (I)	3,348	72,919
ITT Educational Services, Inc. (I)	608	2,268
K12, Inc. (I)	1,084	9,539
173

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified consumer services (continued)
Learning Tree International, Inc. (I)	519	$379
LifeLock, Inc. (I)(L)	2,395	34,368
Lincoln Educational Services Corp. (I)	678	1,349
Regis Corp. (I)	1,321	18,692
Service Corp. International	4,706	122,450
ServiceMaster Global Holdings, Inc. (I)	3,250	127,530
Sotheby’s	1,604	41,319
Stonemor Partners LP	777	20,769
Strayer Education, Inc. (I)	266	15,992
Weight Watchers International, Inc. (I)(L)	1,290	29,412
		1,075,250
Hotels, restaurants and leisure - 2.3%
Ambassadors Group, Inc. (I)	714	29
Aramark	5,671	182,890
Biglari Holdings, Inc. (I)	56	18,246
BJ’s Restaurants, Inc. (I)	673	29,255
Bloomin’ Brands, Inc.	2,988	50,467
Bob Evans Farms, Inc.	526	20,435
Boyd Gaming Corp. (I)	2,796	55,557
Bravo Brio Restaurant Group, Inc. (I)	807	7,263
Brinker International, Inc.	1,483	71,110
Buffalo Wild Wings, Inc. (I)	435	69,448
Caesars Entertainment Corp. (I)(L)	3,301	26,045
Carnival Corp.	14,116	769,040
Carrols Restaurant Group, Inc. (I)	1,460	17,140
Cedar Fair LP	1,367	76,333
Chipotle Mexican Grill, Inc. (I)	735	352,690
Choice Hotels International, Inc.	1,424	71,784
Churchill Downs, Inc.	455	64,378
Chuy’s Holdings, Inc. (I)	577	18,083
ClubCorp Holdings, Inc.	1,666	30,438
Cracker Barrel Old Country Store, Inc. (L)	590	74,830
Darden Restaurants, Inc.	2,895	184,238
Dave & Buster’s Entertainment, Inc. (I)	980	40,905
Del Frisco’s Restaurant Group, Inc. (I)	746	11,951
Denny’s Corp. (I)	2,330	22,904
Diamond Resorts International, Inc. (I)(L)	1,862	47,500
DineEquity, Inc.	453	38,356
Domino’s Pizza, Inc.	1,329	147,851
Dover Downs Gaming
& Entertainment, Inc. (I)	2,511	2,439
Dunkin’ Brands Group, Inc.	2,296	97,787
El Pollo Loco Holdings, Inc. (I)	861	10,874
Empire Resorts, Inc. (I)	264	4,752
Extended Stay America, Inc.	4,943	78,594
Fiesta Restaurant Group, Inc. (I)	623	20,933
Hilton Worldwide Holdings, Inc.	23,425	501,295
Hyatt Hotels Corp., Class A (I)	3,558	167,297
International Speedway Corp., Class A	1,141	38,475
Interval Leisure Group, Inc.	1,455	22,713
Intrawest Resorts Holdings, Inc. (I)	1,452	11,355
Isle of Capri Casinos, Inc. (I)	1,211	16,869
Jack in the Box, Inc.	909	69,729
Kona Grill, Inc. (I)	473	7,502
Krispy Kreme Doughnuts, Inc. (I)	1,678	25,287
Las Vegas Sands Corp.	19,101	837,388
Luby’s, Inc. (I)	958	4,282
Marriott International, Inc., Class A (L)	6,578	440,989
Marriott Vacations Worldwide Corp.	730	41,574
McDonald’s Corp.	22,876	2,702,571
MGM Resorts International (I)	13,626	309,583
Nevada Gold & Casinos, Inc. (I)	2,788	6,329
Noodles & Company (I)	785	7,607

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Norwegian Cruise Line Holdings, Ltd. (I)	5,380	$315,268
Panera Bread Company, Class A (I)	634	123,491
Papa John’s International, Inc.	980	54,753
Papa Murphy’s Holdings, Inc. (I)(L)	566	6,373
Penn National Gaming, Inc. (I)	1,978	31,688
Pinnacle Entertainment, Inc. (I)	1,529	47,582
Popeyes Louisiana Kitchen, Inc. (I)	532	31,122
Potbelly Corp. (I)	678	7,939
Red Robin Gourmet Burgers, Inc. (I)	311	19,201
Restaurant Brands International LP	82	3,064
Royal Caribbean Cruises, Ltd.	5,236	529,936
Ruby Tuesday, Inc. (I)	1,530	8,430
Ruth’s Hospitality Group, Inc.	1,218	19,391
Scientific Games Corp., Class A (I)(L)	2,110	18,927
SeaWorld Entertainment, Inc. (L)	1,999	39,360
Shake Shack, Inc., Class A (I)	865	34,254
Six Flags Entertainment Corp.	2,241	123,121
Sonic Corp.	1,371	44,297
Starbucks Corp.	35,717	2,144,092
Starwood Hotels & Resorts Worldwide, Inc.	4,076	282,385
Texas Roadhouse, Inc.	1,758	62,884
The Cheesecake Factory, Inc.	1,182	54,502
The Habit Restaurants, Inc., Class A (I)(L)	724	16,695
The Wendy’s Company	8,624	92,880
Town Sports International Holdings, Inc. (I)	871	1,036
Vail Resorts, Inc.	905	115,831
Wyndham Worldwide Corp.	2,845	206,689
Wynn Resorts, Ltd. (L)	2,440	168,824
Yum! Brands, Inc.	10,299	752,342
Zoe’s Kitchen, Inc. (I)	517	14,466
		13,296,213
Household durables - 0.6%
Bassett Furniture Industries, Inc.	337	8,452
Beazer Homes USA, Inc. (I)	922	10,594
CalAtlantic Group, Inc.	2,362	89,567
Cavco Industries, Inc. (I)	228	18,995
Century Communities, Inc. (I)	751	13,300
D.R. Horton, Inc.	8,739	279,910
Ethan Allen Interiors, Inc.	771	21,449
Flexsteel Industries, Inc.	306	13,519
GoPro, Inc., Class A (I)(L)	3,093	55,705
Harman International Industries, Inc.	1,647	155,164
Helen of Troy, Ltd. (I)	659	62,111
Hooker Furniture Corp.	437	11,030
Hovnanian Enterprises, Inc., Class A (I)(L)	3,216	5,821
Installed Building Products, Inc. (I)	894	22,198
iRobot Corp. (I)(L)	671	23,753
Jarden Corp. (I)	4,525	258,468
KB Home (L)	2,015	24,845
Kid Brands, Inc. (I)	1,087	1
La-Z-Boy, Inc.	1,265	30,891
Leggett & Platt, Inc.	3,276	137,658
Lennar Corp., Class A	4,891	239,219
Libbey, Inc.	573	12,216
M/I Homes, Inc. (I)	794	17,404
MDC Holdings, Inc.	1,172	29,921
Meritage Homes Corp. (I)	994	33,786
Mohawk Industries, Inc. (I)	1,729	327,455
NACCO Industries, Inc., Class A	219	9,242
Newell Rubbermaid, Inc.	6,495	286,300
NVR, Inc. (I)	95	156,085
PulteGroup, Inc.	8,725	155,480
Taylor Morrison Home Corp., Class A (I)	3,050	48,800
174

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Tempur Sealy International, Inc. (I)	1,438	$101,321
Toll Brothers, Inc. (I)	4,194	139,660
TopBuild Corp. (I)	928	28,555
TRI Pointe Group, Inc. (I)	3,949	50,034
Tupperware Brands Corp.	1,166	64,888
Turtle Beach Corp. (I)	1,303	2,619
Universal Electronics, Inc. (I)	417	21,413
WCI Communities, Inc. (I)	757	16,866
Whirlpool Corp.	1,856	272,591
William Lyon Homes, Class A (I)	882	14,553
ZAGG, Inc. (I)	996	10,896
		3,282,735
Internet and catalog retail - 2.1%
Amazon.com, Inc. (I)	11,063	7,477,371
Blue Nile, Inc. (I)	298	11,065
CafePress, Inc. (I)	462	1,774
Etsy, Inc. (I)	2,735	22,591
EVINE Live, Inc. (I)	2,055	3,658
Expedia, Inc.	3,487	433,401
Groupon, Inc. (I)	16,033	49,221
HSN, Inc.	1,254	63,540
Lands’ End, Inc. (I)(L)	774	18,143
Liberty Interactive Corp., Series A (I)	15,691	428,678
Liberty TripAdvisor Holdings, Inc., Class A (I)	1,688	51,214
Liberty Ventures, Series A (I)	3,126	141,014
Netflix, Inc. (I)	10,087	1,153,751
Nutrisystem, Inc.	805	17,420
Overstock.com, Inc. (I)	704	8,645
PetMed Express, Inc.	894	15,323
Shutterfly, Inc. (I)	874	38,945
The Priceline Group, Inc. (I)	1,238	1,578,388
TripAdvisor, Inc. (I)	3,115	265,554
Wayfair, Inc., Class A (I)(L)	2,040	97,145
		11,876,841
Leisure products - 0.1%
Arctic Cat, Inc.	418	6,847
Black Diamond, Inc. (I)	1,155	5,105
Brunswick Corp.	2,230	112,637
Callaway Golf Company	2,390	22,514
Escalade, Inc.	564	7,473
Hasbro, Inc.	3,019	203,360
Johnson Outdoors, Inc., Class A	385	8,428
LeapFrog Enterprises, Inc. (I)	1,585	1,125
Malibu Boats, Inc., Class A (I)	611	10,002
Mattel, Inc.	8,193	222,604
Polaris Industries, Inc.	1,584	136,145
Smith & Wesson Holding Corp. (I)	1,224	26,904
Sturm Ruger & Company, Inc. (L)	479	28,553
Vista Outdoor, Inc. (I)	1,510	67,210
		858,907
Media - 3.3%
AH Belo Corp., Class A	1,330	6,650
AMC Entertainment Holdings, Inc., Class A	2,380	57,120
AMC Networks, Inc., Class A (I)	1,679	125,388
Ballantyne Strong, Inc. (I)	629	2,868
Cable One, Inc.	140	60,712
Cablevision Systems Corp., Class A	6,588	210,157
Carmike Cinemas, Inc. (I)	672	15,416
CBS Corp., Class B	11,830	557,548
Charter Communications, Inc., Class A (I)(L)	2,661	487,229
Cinemark Holdings, Inc.	2,737	91,498

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Clear Channel Outdoor
Holdings, Inc., Class A (I)	8,558	$47,839
Comcast Corp., Class A	60,359	3,406,058
Crown Media Holdings, Inc., Class A (I)	6,814	38,227
Cumulus Media, Inc., Class A (I)	5,525	1,824
Discovery Communications, Inc., Series A (I)	10,497	280,060
DISH Network Corp., Class A (I)	11,003	629,152
DreamWorks Animation
SKG, Inc., Class A (I)(L)	2,049	52,803
Entercom Communications Corp., Class A (I)	1,104	12,398
Entravision Communications Corp., Class A	2,821	21,750
Gannett Company, Inc.	2,647	43,120
Global Eagle Entertainment, Inc. (I)	1,985	19,592
Gray Television, Inc. (I)	1,733	28,248
Harte-Hanks, Inc.	2,038	6,603
Hemisphere Media Group, Inc. (I)(L)	1,373	20,252
Insignia Systems, Inc. (I)	1,702	4,987
John Wiley & Sons, Inc., Class A	1,356	61,061
Journal Media Group, Inc.	1,376	16,540
Liberty Broadband Corp., Series A (I)	2,111	109,033
Liberty Media Corp., Series A (I)	8,145	319,691
Lions Gate Entertainment Corp.	3,361	108,863
Live Nation Entertainment, Inc. (I)	4,879	119,877
Loral Space & Communications, Inc. (I)	474	19,297
Media General, Inc. (I)(L)	3,256	52,584
Meredith Corp.	1,103	47,705
MSG Networks, Inc. (I)	1,841	38,293
National CineMedia, Inc.	1,475	23,172
New Media Investment Group, Inc.	1,064	20,705
News Corp., Class A	13,527	180,721
Nexstar Broadcasting Group, Inc., Class A	731	42,910
NTN Buzztime, Inc. (I)	6,691	1,071
Omnicom Group, Inc.	5,853	442,838
ReachLocal, Inc. (I)	903	1,490
Regal Entertainment Group, Class A (L)	3,772	71,178
Rentrak Corp. (I)(L)	404	19,202
RLJ Entertainment, Inc. (I)	1,440	792
Scholastic Corp.	755	29,113
Scripps Networks Interactive, Inc., Class A	3,125	172,531
Sinclair Broadcast Group, Inc., Class A	2,196	71,458
Sirius XM Holdings, Inc. (I)	133,635	543,894
Starz, Class A (I)	2,338	78,323
TEGNA, Inc.	5,294	135,103
The EW Scripps Company, Class A	1,964	37,316
The Interpublic Group of Companies, Inc.	9,668	225,071
The Madison Square Garden
Company, Class A (I)	613	99,183
The McClatchy Company, Class A (I)	2,673	3,234
The New York Times Company, Class A	4,192	56,257
The Walt Disney Company	40,475	4,253,113
Thomson Reuters Corp.	19,113	723,427
Time Warner Cable, Inc.	6,679	1,239,556
Time Warner, Inc.	19,752	1,277,362
Time, Inc.	2,475	38,783
Twenty-First Century Fox, Inc., Class A	50,669	1,376,170
Viacom, Inc., Class B	9,677	398,305
World Wrestling Entertainment, Inc., Class A	1,906	34,003
		18,716,724
Multiline retail - 0.5%
Big Lots, Inc.	1,333	51,374
Burlington Stores, Inc. (I)	1,805	77,435
Dillard’s, Inc., Class A	946	62,162
Dollar General Corp.	7,181	516,098
175

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multiline retail (continued)
Dollar Tree, Inc. (I)	5,534	$427,335
Fred’s, Inc., Class A	1,038	16,992
Gordmans Stores, Inc. (I)	629	1,981
J.C. Penney Company, Inc. (I)(L)	7,487	49,863
Kohl’s Corp.	4,801	228,672
Macy’s, Inc.	8,078	282,568
Nordstrom, Inc. (L)	4,502	224,245
Sears Holdings Corp. (I)(L)	2,576	52,963
Target Corp.	15,237	1,106,359
The Bon-Ton Stores, Inc.	475	998
Tuesday Morning Corp. (I)	1,165	7,573
		3,106,618
Specialty retail - 2.6%
Aaron’s, Inc.	1,760	39,406
Abercrombie & Fitch Company, Class A	1,748	47,196
Advance Auto Parts, Inc.	1,746	262,790
American Eagle Outfitters, Inc. (L)	4,630	71,765
Asbury Automotive Group, Inc. (I)	610	41,138
Ascena Retail Group, Inc. (I)	4,607	45,379
AutoNation, Inc. (I)	2,676	159,650
AutoZone, Inc. (I)	764	566,819
Barnes & Noble Education, Inc. (I)	930	9,254
Barnes & Noble, Inc.	1,472	12,821
Bed Bath & Beyond, Inc. (I)	4,407	212,638
Best Buy Company, Inc.	8,346	254,136
Big 5 Sporting Goods Corp.	873	8,721
Boot Barn Holdings, Inc. (I)	735	9,033
Build-A-Bear Workshop, Inc. (I)	557	6,818
Cabela’s, Inc. (I)(L)	1,645	76,871
Caleres, Inc.	1,051	28,188
CarMax, Inc. (I)	4,996	269,634
Chico’s FAS, Inc.	3,497	37,313
Christopher & Banks Corp. (I)	1,524	2,515
Citi Trends, Inc.	426	9,053
Conn’s, Inc. (I)	865	20,302
CST Brands, Inc.	1,825	71,431
Destination Maternity Corp.	921	8,031
Dick’s Sporting Goods, Inc.	2,828	99,970
DSW, Inc., Class A	2,173	51,848
Express, Inc. (I)	2,124	36,703
Five Below, Inc. (I)	1,390	44,619
Foot Locker, Inc.	3,454	224,821
Francesca’s Holdings Corp. (I)	1,068	18,594
GameStop Corp., Class A (L)	2,669	74,839
Genesco, Inc. (I)	586	33,302
GNC Holdings, Inc., Class A	2,110	65,452
Group 1 Automotive, Inc.	591	44,739
Guess?, Inc.	2,072	39,119
Haverty Furniture Companies, Inc.	645	13,829
hhgregg, Inc. (I)	733	2,683
Hibbett Sports, Inc. (I)	640	19,354
Kirkland’s, Inc.	488	7,076
L Brands, Inc.	6,962	667,099
Lithia Motors, Inc., Class A	616	65,709
Lowe’s Companies, Inc.	23,167	1,761,619
Lumber Liquidators Holdings, Inc. (I)	593	10,294
MarineMax, Inc. (I)	667	12,286
Mattress Firm Holding Corp. (I)(L)	808	36,061
Monro Muffler Brake, Inc.	814	53,903
Murphy USA, Inc. (I)	1,119	67,968
New York & Company, Inc. (I)	1,751	4,010
O’Reilly Automotive, Inc. (I)	2,415	612,009
Office Depot, Inc. (I)	13,062	73,670

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Outerwall, Inc. (L)	476	$17,393
Pacific Sunwear of California, Inc. (I)	2,141	515
Party City Holdco, Inc. (I)	2,820	36,406
Penske Automotive Group, Inc.	2,165	91,666
Pier 1 Imports, Inc. (L)	2,131	10,847
Rent-A-Center, Inc.	1,268	18,982
Restoration Hardware Holdings, Inc. (I)	851	67,612
Ross Stores, Inc.	9,896	532,504
Sally Beauty Holdings, Inc. (I)	3,794	105,815
Sears Hometown and Outlet Stores, Inc. (I)	553	4,424
Select Comfort Corp. (I)	1,360	29,118
Signet Jewelers, Ltd.	1,912	236,495
Sonic Automotive, Inc., Class A	1,076	24,490
Sportsman’s Warehouse Holdings, Inc. (I)	1,232	15,893
Stage Stores, Inc.	827	7,534
Staples, Inc.	15,061	142,628
Stein Mart, Inc.	1,168	7,861
Systemax, Inc. (I)	894	7,688
Tandy Leather Factory, Inc. (I)	658	4,830
The Buckle, Inc. (L)	1,131	34,812
The Cato Corp., Class A	724	26,658
The Children’s Place, Inc.	491	27,103
The Container Store Group, Inc. (I)	1,158	9,496
The Finish Line, Inc., Class A	1,184	21,407
The Gap, Inc. (L)	10,004	247,099
The Home Depot, Inc.	31,382	4,150,270
The Men’s Wearhouse, Inc.	1,105	16,221
The Michaels Companies, Inc. (I)	4,758	105,199
The Pep Boys - Manny, Moe & Jack (I)	1,341	24,688
The TJX Companies, Inc.	16,323	1,157,464
The Wet Seal, Inc., Class A (I)	2,075	9
Tiffany & Company	3,043	232,150
Tile Shop Holdings, Inc. (I)	1,280	20,992
Tilly’s, Inc., Class A (I)	677	4,489
Tractor Supply Company	3,256	278,388
TravelCenters of America, LLC (I)	1,139	10,707
Ulta Salon Cosmetics & Fragrance, Inc. (I)	1,522	281,570
Urban Outfitters, Inc. (I)	3,156	71,799
Vitamin Shoppe, Inc. (I)	703	22,988
Williams-Sonoma, Inc.	2,190	127,918
Zumiez, Inc. (I)	769	11,627
		14,658,233
Textiles, apparel and luxury goods - 0.9%
Carter’s, Inc.	1,236	110,041
Charles & Colvard, Ltd. (I)	983	1,101
Coach, Inc.	6,647	217,556
Columbia Sportswear Company	1,688	82,307
Crocs, Inc. (I)	2,044	20,931
Deckers Outdoor Corp. (I)	801	37,807
Fossil Group, Inc. (I)(L)	1,168	42,702
G-III Apparel Group, Ltd. (I)	1,125	49,793
Hanesbrands, Inc.	9,530	280,468
Iconix Brand Group, Inc. (I)	1,127	7,697
Kate Spade & Company (I)	2,991	53,150
Lakeland Industries, Inc. (I)	590	7,045
Movado Group, Inc.	660	16,969
NIKE, Inc., Class B	41,176	2,573,500
Oxford Industries, Inc.	405	25,847
Perry Ellis International, Inc. (I)	451	8,307
PVH Corp.	1,924	141,703
Ralph Lauren Corp.	2,054	228,980
Rocky Brands, Inc.	320	3,699
Sequential Brands Group, Inc. (I)	1,336	10,568
176

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Skechers U.S.A., Inc., Class A (I)	3,789	$114,466
Steven Madden, Ltd. (I)	1,519	45,904
Tumi Holdings, Inc. (I)	1,612	26,808
Under Armour, Inc., Class A (I)	5,079	409,418
Unifi, Inc. (I)	506	14,244
Vera Bradley, Inc. (I)	970	15,287
VF Corp.	10,199	634,888
Vince Holding Corp. (I)	896	4,104
Wolverine World Wide, Inc.	2,559	42,761
		5,228,051
		78,751,958
Consumer staples - 9.1%
Beverages - 1.9%
Brown-Forman Corp., Class B	5,036	499,974
Coca-Cola Bottling Company Consolidated	249	45,445
Coca-Cola Enterprises, Inc.	5,573	274,415
Constellation Brands, Inc., Class A	4,605	655,936
Craft Brew Alliance, Inc. (I)	1,178	9,860
Dr. Pepper Snapple Group, Inc.	4,570	425,924
Molson Coors Brewing Company, Class B	3,946	370,608
Monster Beverage Corp. (I)	4,039	601,649
National Beverage Corp. (I)	1,122	50,984
PepsiCo, Inc.	35,324	3,529,574
Reed’s, Inc. (I)	1,017	5,451
The Boston Beer Company, Inc., Class A (I)	328	66,226
The Coca-Cola Company	104,109	4,472,523
Truett-Hurst, Inc. (I)	1,028	1,491
		11,010,060
Food and staples retailing - 2.4%
Casey’s General Stores, Inc.	899	108,285
Costco Wholesale Corp.	10,427	1,683,961
CVS Health Corp.	26,785	2,618,769
Fairway Group Holdings Corp. (I)	1,029	679
G. Willi-Food International, Ltd. (I)	825	3,440
Ingles Markets, Inc., Class A	512	22,569
Natural Grocers by Vitamin Cottage, Inc. (I)	638	12,996
PriceSmart, Inc.	723	60,002
Rite Aid Corp. (I)	23,823	186,772
Safeway, Inc. (I)	5,383	915
Safeway, Inc. (I)	5,383	54
Smart & Final Stores, Inc. (I)	1,821	33,160
SpartanNash Company	915	19,801
Sprouts Farmers Market, Inc. (I)	3,689	98,091
SUPERVALU, Inc. (I)	6,097	41,338
Sysco Corp.	14,111	578,551
The Andersons, Inc.	712	22,521
The Chefs’ Warehouse, Inc. (I)	749	12,493
The Fresh Market, Inc. (I)	1,153	27,003
The Kroger Company	23,294	974,388
United Natural Foods, Inc. (I)	1,230	48,413
Village Super Market, Inc., Class A	492	12,964
Wal-Mart Stores, Inc.	76,793	4,707,411
Walgreens Boots Alliance, Inc.	25,970	2,211,475
Weis Markets, Inc.	672	29,770
Whole Foods Market, Inc.	8,613	288,536
		13,804,357
Food products - 1.8%
Archer-Daniels-Midland Company	15,084	553,281
B&G Foods, Inc.	1,268	44,405
Boulder Brands, Inc. (I)	1,484	16,294
Bunge, Ltd.	3,428	234,064

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Cal-Maine Foods, Inc. (L)	1,128	$52,272
Calavo Growers, Inc.	391	19,159
Campbell Soup Company	7,464	392,233
ConAgra Foods, Inc.	10,122	426,744
Darling Ingredients, Inc. (I)	3,756	39,513
Dean Foods Company	2,386	40,920
Diamond Foods, Inc. (I)	814	31,380
Farmer Brothers Company (I)	451	14,554
Flowers Foods, Inc.	4,909	105,494
Fresh Del Monte Produce, Inc.	1,244	48,367
Freshpet, Inc. (I)	980	8,320
General Mills, Inc.	14,544	838,607
Hormel Foods Corp.	6,274	496,148
Ingredion, Inc.	1,684	161,395
Inventure Foods, Inc. (I)	901	6,397
J&J Snack Foods Corp.	475	55,418
John B. Sanfilippo & Son, Inc.	291	15,723
Kellogg Company	8,498	614,150
Keurig Green Mountain, Inc.	3,867	347,953
Lancaster Colony Corp.	662	76,435
Landec Corp. (I)	774	9,156
Limoneira Co.	516	7,709
McCormick & Company, Inc.	3,000	256,680
Mead Johnson Nutrition Company	4,819	380,460
Mondelez International, Inc., Class A	39,307	1,762,526
Omega Protein Corp. (I)	623	13,831
Pilgrim’s Pride Corp. (L)	6,123	135,257
Pinnacle Foods, Inc.	2,785	118,251
Post Holdings, Inc. (I)	1,333	82,246
Sanderson Farms, Inc. (L)	556	43,101
Seaboard Corp. (I)	28	81,053
Seneca Foods Corp., Class A (I)	449	13,012
Snyder’s-Lance, Inc. (L)	1,674	57,418
The Hain Celestial Group, Inc. (I)	2,396	96,774
The Hershey Company	5,256	469,203
The J.M. Smucker Company	2,405	296,633
The Kraft Heinz Company	14,000	1,018,640
The WhiteWave Foods Company (I)	4,197	163,305
Tootsie Roll Industries, Inc. (L)	1,440	45,490
TreeHouse Foods, Inc. (I)	971	76,185
Tyson Foods, Inc., Class A	9,370	499,702
		10,265,858
Household products - 1.5%
Central Garden & Pet Company, Class A (I)	1,353	18,401
Church & Dwight Company, Inc.	3,068	260,412
Colgate-Palmolive Company	21,643	1,441,857
Energizer Holdings, Inc.	1,459	49,694
HRG Group, Inc. (I)	4,972	67,420
Kimberly-Clark Corp.	8,705	1,108,147
Orchids Paper Products Company	518	16,017
The Clorox Company	3,078	390,383
The Procter & Gamble Company	64,365	5,111,225
WD-40 Company	367	36,205
		8,499,761
Personal products - 0.2%
Avon Products, Inc.	9,953	40,310
Coty, Inc., Class A (L)	8,159	209,115
Edgewell Personal Care Company	1,459	114,342
Elizabeth Arden, Inc. (I)	729	7,217
Herbalife, Ltd. (I)(L)	2,146	115,069
Inter Parfums, Inc.	827	19,699
Mannatech, Inc. (I)	243	4,615
177

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Personal products (continued)
Medifast, Inc.	325	$9,874
Natural Alternatives International, Inc. (I)	865	8,944
Nu Skin Enterprises, Inc., Class A (L)	1,393	52,781
Revlon, Inc., Class A (I)	1,335	37,166
Synutra International, Inc. (I)	1,786	8,412
The Estee Lauder Companies, Inc., Class A	9,018	794,125
The Female Health Company (I)	941	1,364
United-Guardian, Inc.	255	4,883
USANA Health Sciences, Inc. (I)	278	35,515
		1,463,431
Tobacco - 1.3%
Altria Group, Inc.	46,917	2,731,039
Philip Morris International, Inc.	36,912	3,244,934
Reynolds American, Inc.	30,240	1,395,576
Universal Corp. (L)	512	28,713
Vector Group, Ltd.	2,914	68,741
		7,469,003
		52,512,470
Energy - 6.6%
Energy equipment and services - 0.9%
Archrock Partners LP	1,288	15,855
Archrock, Inc.	1,574	11,836
Atwood Oceanics, Inc. (L)	1,533	15,683
Baker Hughes, Inc.	10,362	478,206
Basic Energy Services, Inc. (I)	1,040	2,787
Bristow Group, Inc.	775	20,073
C&J Energy Services, Ltd. (I)	2,951	14,047
Cameron International Corp. (I)	4,612	291,478
CARBO Ceramics, Inc.	550	9,460
CSI Compressco LP	937	10,682
Dawson Geophysical Company (I)	413	1,429
Diamond Offshore Drilling, Inc. (L)	3,330	70,263
Dril-Quip, Inc. (I)	921	54,551
Era Group, Inc. (I)	732	8,162
Exterran Corp. (I)	787	12,631
Fairmount Santrol Holdings, Inc. (I)	4,054	9,527
FMC Technologies, Inc. (I)	5,491	159,294
Forum Energy Technologies, Inc. (I)	2,178	27,138
Geospace Technologies Corp. (I)	318	4,474
Gulfmark Offshore, Inc., Class A (I)	652	3,045
Halliburton Company	20,269	689,957
Helix Energy Solutions Group, Inc. (I)	2,492	13,108
Helmerich & Payne, Inc. (L)	2,579	138,105
Hercules Offshore, Inc. (I)	14	30
Hornbeck Offshore Services, Inc. (I)	906	9,006
Key Energy Services, Inc. (I)	3,596	1,734
Matrix Service Company (I)	756	15,528
McDermott International, Inc. (I)	5,524	18,505
Mitcham Industries, Inc. (I)	331	996
Nabors Industries, Ltd.	8,059	68,582
National Oilwell Varco, Inc.	9,784	327,666
Natural Gas Services Group, Inc. (I)	382	8,519
Newpark Resources, Inc. (I)	1,864	9,842
Nuverra Environmental Solutions, Inc. (I)(L)	513	263
Oceaneering International, Inc.	2,388	89,598
Oil States International, Inc. (I)	1,241	33,817
Parker Drilling Company (I)	3,008	5,475
Patterson-UTI Energy, Inc.	3,410	51,423
PHI, Inc. (I)	416	6,827
Pioneer Energy Services Corp. (I)	1,558	3,381
RigNet, Inc. (I)	493	10,200

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Rowan Companies PLC, Class A	2,839	$48,121
RPC, Inc. (L)	5,171	61,793
Schlumberger, Ltd.	30,464	2,124,864
SEACOR Holdings, Inc. (I)	397	20,866
Superior Energy Services, Inc.	3,634	48,950
Tesco Corp.	1,032	7,472
TETRA Technologies, Inc. (I)	2,105	15,830
Tidewater, Inc. (L)	1,167	8,122
Unit Corp. (I)	1,166	14,225
USA Compression Partners LP	955	10,973
Vantage Drilling Company (I)	6,701	17
Willbros Group, Inc. (I)	1,365	3,672
		5,088,088
Oil, gas and consumable fuels - 5.7%
Abraxas Petroleum Corp. (I)	2,156	2,285
Alliance Holdings GP LP	1,310	26,436
Alliance Resource Partners LP	1,688	22,771
Alon USA Energy, Inc.	1,778	26,386
Alon USA Partners LP	1,451	33,736
Alpha Natural Resources, Inc. (I)	5,125	56
American Midstream Partners LP	899	7,273
Amyris, Inc. (I)	4,111	6,660
Anadarko Petroleum Corp.	12,104	588,012
Antero Resources Corp. (I)(L)	6,310	137,558
Apache Corp.	8,941	397,606
Arch Coal, Inc. (I)(L)	500	493
Atlas Energy Group LLC (I)	624	593
Bill Barrett Corp. (I)	1,147	4,508
Blueknight Energy Partners LP	1,840	10,341
Boardwalk Pipeline Partners LP	5,836	75,751
Bonanza Creek Energy, Inc. (I)	1,298	6,840
BP Prudhoe Bay Royalty Trust	520	12,969
BPZ Resources, Inc. (I)	3,316	2
BreitBurn Energy Partners LP	5,548	3,717
Buckeye Partners LP	2,982	196,693
Cabot Oil & Gas Corp.	9,750	172,478
California Resources Corp.	9,419	21,946
Callon Petroleum Company (I)	1,840	15,346
Calumet Specialty Products Partners LP	1,730	34,444
Carrizo Oil & Gas, Inc. (I)	1,247	36,886
Centrus Energy Corp. (I)	11	15
Ceres, Inc. (I)	77	25
Cheniere Energy Partners LP	8,142	212,262
Cheniere Energy, Inc. (I)	5,652	210,537
Chesapeake Energy Corp. (L)	15,607	70,232
Chevron Corp.	44,769	4,027,419
Cimarex Energy Company	2,080	185,910
Clayton Williams Energy, Inc. (I)	276	8,161
Clean Energy Fuels Corp. (I)(L)	2,565	9,234
Cloud Peak Energy, Inc. (I)	1,465	3,047
Cobalt International Energy, Inc. (I)	10,199	55,075
Columbia Pipeline Group, Inc.	7,482	149,640
Comstock Resources, Inc. (I)	1,203	2,250
Concho Resources, Inc. (I)	2,834	263,165
ConocoPhillips	29,308	1,368,391
CONSOL Energy, Inc. (L)	5,391	42,589
Continental Resources, Inc. (I)	8,890	204,292
Crestwood Equity Partners LP	1,757	36,510
Cross Timbers Royalty Trust	340	4,423
Crossamerica Partners LP	497	12,882
CVR Refining LP	3,624	68,602
DCP Midstream Partners LP	2,713	66,930
Delek Logistics Partners LP	335	11,956
178

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Delek US Holdings, Inc.	1,438	$35,375
Denbury Resources, Inc.	8,232	16,629
Devon Energy Corp.	9,750	312,000
DHT Holdings, Inc.	104	841
Diamondback Energy, Inc. (I)	1,388	92,857
Dorchester Minerals LP	915	9,049
Dorian LPG, Ltd. (I)	1,398	16,454
Eclipse Resources Corp. (I)(L)	5,786	10,531
Emerald Oil, Inc. (I)	87	98
Emerge Energy Services LP	540	2,500
Enable Midstream Partners LP	5,323	48,972
Enbridge Energy Management LLC (I)	1,849	41,288
Enbridge Energy Partners LP	6,049	139,550
Endeavour International Corp. (I)	1,197	2
Energen Corp.	1,687	69,150
Energy Fuels, Inc. (I)	636	1,876
Energy Transfer Equity LP	25,624	352,074
Energy Transfer Partners LP	11,871	400,409
EnLink Midstream LLC	3,910	59,002
EnLink Midstream Partners LP	5,902	97,855
Enterprise Products Partners LP	48,786	1,247,946
EOG Resources, Inc.	13,062	924,659
EP Energy Corp., Class A (I)(L)	5,818	25,483
EQT Corp.	3,618	188,606
EQT Midstream Partners LP	1,622	122,396
EV Energy Partners LP	1,057	2,970
EXCO Resources, Inc. (I)	6,714	8,325
Exxon Mobil Corp.	99,927	7,789,310
Foresight Energy LP	1,572	5,549
FX Energy, Inc. (I)	1,516	1,743
Genesis Energy LP	2,283	83,877
Gevo, Inc. (I)	541	335
Global Partners LP	689	12,106
Goodrich Petroleum Corp. (I)	1,175	313
Green Plains, Inc.	981	22,465
Gulfport Energy Corp. (I)	2,299	56,486
Halcon Resources Corp. (I)	3,159	3,981
Hallador Energy Company	826	3,767
Harvest Natural Resources, Inc. (I)	980	417
Hess Corp.	6,825	330,876
Holly Energy Partners LP	1,400	43,596
HollyFrontier Corp.	4,633	184,810
Houston American Energy Corp. (I)	690	121
Hugoton Royalty Trust	1,047	1,675
Hyperdynamics Corp. (I)	479	560
Isramco, Inc. (I)	58	5,180
James River Coal Company (I)	776	8
Jones Energy, Inc., Class A (I)	1,547	5,956
Kinder Morgan, Inc.	52,775	787,403
Laredo Petroleum, Inc. (I)(L)	5,022	40,126
Legacy Reserves LP	2,032	3,556
Linn Energy LLC	8,210	10,591
LinnCo LLC	2,890	2,948
Magellan Midstream Partners LP	5,372	364,866
Marathon Oil Corp.	16,113	202,863
Marathon Petroleum Corp.	12,990	673,402
Martin Midstream Partners LP	822	17,837
Matador Resources Company (I)	2,089	41,300
Memorial Production Partners LP	2,018	5,328
Memorial Resource Development Corp. (I)	4,543	73,369
Mid-Con Energy Partners LP	778	887
Midcoast Energy Partners LP	1,048	10,187
Midstates Petroleum Company, Inc. (I)	149	301

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Miller Energy Resources, Inc. (I)(L)	1,008	$3
MPLX LP	6,789	267,011
Murphy Oil Corp.	4,258	95,592
Natural Resource Partners LP	2,561	3,252
New Source Energy Partners LP	315	8
Newfield Exploration Company (I)	3,893	126,756
Niska Gas Storage Partners LLC (I)	938	2,936
Noble Energy, Inc.	10,251	337,565
Northern Oil and Gas, Inc. (I)(L)	1,562	6,029
Northern Tier Energy LP	2,294	59,323
NuStar Energy LP	1,800	72,180
NuStar GP Holdings LLC	1,048	22,165
Oasis Petroleum, Inc. (I)(L)	3,472	25,589
Occidental Petroleum Corp.	18,386	1,243,077
ONEOK Partners LP	6,042	182,045
ONEOK, Inc.	4,989	123,029
Pacific Ethanol, Inc. (I)	607	2,901
Panhandle Oil and Gas, Inc., Class A	388	6,270
Parsley Energy, Inc., Class A (I)	2,708	49,963
PBF Energy, Inc., Class A	2,085	76,749
PBF Logistics LP	511	10,915
PDC Energy, Inc. (I)	980	52,312
Peabody Energy Corp. (L)	438	3,364
Penn Virginia Corp. (I)(L)	1,811	544
PetroQuest Energy, Inc. (I)	1,669	835
Phillips 66	12,942	1,058,656
Phillips 66 Partners LP	1,067	65,514
Pioneer Natural Resources Company	3,547	444,723
Plains All American Pipeline LP	9,439	218,041
Plains GP Holdings LP, Class A	14,547	137,469
QEP Resources, Inc.	4,227	56,642
Quicksilver Resources, Inc. (I)	4,280	17
Range Resources Corp. (L)	4,067	100,089
Renewable Energy Group, Inc. (I)	1,196	11,111
Resolute Energy Corp. (I)	2,211	1,924
REX American Resources Corp. (I)	197	10,652
Rhino Resource Partners LP	1,123	326
Rice Energy, Inc. (I)	2,920	31,828
Rose Rock Midstream LP	937	14,092
RSP Permian, Inc. (I)	2,005	48,902
Sabine Oil & Gas Corp. (I)	2,769	19
Sanchez Energy Corp. (I)(L)	1,465	6,314
SandRidge Energy, Inc. (I)	10,864	2,173
SandRidge Mississippian Trust	505	1,126
SemGroup Corp., Class A	1,031	29,755
Ship Finance International, Ltd. (L)	2,094	34,698
SM Energy Company	1,585	31,161
Sooner Holdings, Inc. (I)	371	247
Southwestern Energy Company (I)(L)	9,239	65,689
Spectra Energy Corp.	15,988	382,753
Spectra Energy Partners LP	6,980	332,946
Stone Energy Corp. (I)	1,292	5,543
Summit Midstream Partners LP	1,081	20,247
Sunoco Logistics Partners LP	5,445	139,937
Sunoco LP	522	20,676
Swift Energy Company (I)	1,049	95
Synergy Resources Corp. (I)	2,510	21,385
Tallgrass Energy Partners LP	1,334	54,974
Targa Resources Corp.	1,225	33,149
Targa Resources Partners LP	4,258	70,385
TC PipeLines LP	1,494	74,267
Teekay Corp.	1,672	16,503
Tengasco, Inc. (I)	10,700	1,284
179

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Tesoro Corp.	2,986	$314,635
Tesoro Logistics LP	2,358	118,655
The Williams Companies, Inc.	17,798	457,409
Transmontaigne Partners LP	375	10,035
Triangle Petroleum Corp. (I)	2,167	1,669
Ultra Petroleum Corp. (I)	3,463	8,658
Uranium Energy Corp. (I)(L)	2,161	2,291
Uranium Resources, Inc. (I)	370	192
US Energy Corp. (I)	1,052	171
VAALCO Energy, Inc. (I)	1,471	2,354
Valero Energy Corp.	12,227	864,571
Valero Energy Partners LP	1,400	72,254
Vanguard Natural Resources LLC	658	1,961
Viper Energy Partners LP	1,860	25,966
Voc Energy Trust	1,007	2,477
W&T Offshore, Inc. (I)	1,817	4,197
Western Gas Equity Partners LP	4,999	181,414
Western Gas Partners LP	3,028	143,921
Western Refining Logistics LP	1,243	30,491
Western Refining, Inc.	2,296	81,784
Westmoreland Coal Company (I)	461	2,711
Westmoreland Resource Partner	664	2,656
Whiting Petroleum Corp. (I)	4,960	46,822
World Fuel Services Corp.	1,687	64,882
World Point Terminals LP	1,085	14,539
WPX Energy, Inc. (I)	4,651	26,697
Yuma Energy, Inc. (I)	2,484	472
Zaza Energy Corp. (I)	252	20
Zion Oil & Gas, Inc. (I)	1,070	1,990
		32,671,944
		37,760,032
Financials - 17.9%
Banks - 5.8%
1st Source Corp.	685	21,146
Ameriana Bancorp (I)	334	7,655
Ameris Bancorp	1,022	34,738
AmeriServ Financial, Inc.	1,409	4,509
Arrow Financial Corp.	985	26,762
Associated Banc-Corp.	3,482	65,288
Banc of California, Inc.	1,252	18,304
BancFirst Corp.	455	26,672
BancorpSouth, Inc.	2,445	58,656
Bank of America Corp.	250,930	4,223,152
Bank of Hawaii Corp.	1,017	63,969
Bank of the Ozarks, Inc.	2,035	100,651
BankUnited, Inc.	2,340	84,380
Banner Corp.	543	24,902
Bar Harbor Bankshares	390	13,424
BB&T Corp.	18,559	701,716
BBCN Bancorp, Inc.	1,800	30,996
Berkshire Hills Bancorp, Inc.	871	25,355
Blue Hills Bancorp, Inc.	1,138	17,423
BNC Bancorp	1,033	26,218
BOK Financial Corp. (L)	1,606	96,023
Boston Private Financial Holdings, Inc.	2,048	23,224
Bryn Mawr Bank Corp.	735	21,109
C1 Financial, Inc. (I)	591	14,308
Cascade Bancorp (I)	2,560	15,539
Cathay General Bancorp	1,995	62,503
CenterState Banks, Inc.	1,478	23,131
Central Pacific Financial Corp.	1,237	27,239
Century Bancorp, Inc., Class A	407	17,688

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Chemical Financial Corp.	849	$29,095
CIT Group, Inc.	4,342	172,377
Citigroup, Inc.	72,334	3,743,285
Citizens & Northern Corp.	901	18,921
Citizens Financial Group, Inc.	12,931	338,663
City Holding Company	491	22,409
CNB Financial Corp.	935	16,858
CoBiz Financial, Inc.	1,378	18,493
Columbia Banking System, Inc.	1,552	50,456
Comerica, Inc.	4,208	176,021
Commerce Bancshares, Inc.	2,360	100,411
Community Bank Systems, Inc.	1,131	45,172
Community Trust Bancorp, Inc.	688	24,052
ConnectOne Bancorp, Inc.	880	16,447
Cullen/Frost Bankers, Inc.	1,423	85,380
CVB Financial Corp.	2,887	48,848
Eagle Bancorp, Inc. (I)	732	36,944
East West Bancorp, Inc.	3,355	139,434
FCB Financial Holdings, Inc., Class A (I)	1,074	38,438
Fifth Third Bancorp	19,352	388,975
Financial Institutions, Inc.	968	27,104
First BanCorp (I)	5,138	16,699
First Bancorp North Carolina	1,310	24,549
First Citizens BancShares, Inc., Class A	285	73,578
First Commonwealth Financial Corp.	2,339	21,215
First Community Bancshares, Inc.	889	16,562
First Financial Bancorp	1,424	25,732
First Financial Bankshares, Inc. (L)	1,681	50,716
First Financial Corp.	561	19,057
First Horizon National Corp.	5,833	84,695
First Interstate BancSystem, Inc., Class A	1,225	35,611
First Merchants Corp.	1,107	28,140
First Midwest Bancorp, Inc.	1,885	34,741
First NBC Bank Holding Company (I)	623	23,294
First Niagara Financial Group, Inc.	8,891	96,467
First Republic Bank	3,209	211,987
FirstMerit Corp.	4,080	76,092
Flushing Financial Corp.	1,135	24,561
FNB Corp.	4,256	56,775
Franklin Financial Network, Inc. (I)	661	20,742
German American Bancorp, Inc.	661	22,025
Glacier Bancorp, Inc.	1,833	48,629
Great Western Bancorp, Inc.	1,425	41,354
Guaranty Bancorp	978	16,176
Hancock Holding Company	2,058	51,800
Hanmi Financial Corp.	938	22,249
Heartland Financial USA, Inc.	556	17,436
Heritage Financial Corp.	1,425	26,847
Hilltop Holdings, Inc. (I)	2,495	47,954
Home BancShares, Inc.	1,601	64,873
Huntington Bancshares, Inc.	19,355	214,066
IBERIABANK Corp.	942	51,876
Independent Bank Corp. (MA)	685	31,866
Independent Bank Corp. (MI)	832	12,671
Independent Bank Group, Inc.	554	17,728
International Bancshares Corp.	1,624	41,737
Investors Bancorp, Inc.	8,116	100,963
JPMorgan Chase & Co.	88,821	5,864,851
KeyCorp	20,287	267,586
Lakeland Financial Corp.	608	28,345
LegacyTexas Financial Group, Inc.	1,099	27,497
M&T Bank Corp.	3,100	375,658
MB Financial, Inc.	1,784	57,748
180

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Mercantile Bank Corp.	756	$18,552
Metro Bancorp, Inc.	633	19,864
MutualFirst Financial, Inc.	388	9,669
National Bank Holdings Corp., Class A	1,436	30,687
National Bankshares, Inc. (L)	637	22,639
National Penn Bancshares, Inc.	4,066	50,134
NBT Bancorp, Inc.	992	27,657
Northrim BanCorp, Inc.	514	13,672
OFG Bancorp	1,164	8,520
Old National Bancorp	3,241	43,948
Pacific Continental Corp.	1,610	23,957
Pacific Premier Bancorp, Inc. (I)	998	21,208
PacWest Bancorp	2,500	107,750
Park National Corp.	373	33,749
Penson Worldwide, Inc. (I)	1,757	7
People’s United Financial, Inc.	6,887	111,225
Peoples Bancorp, Inc.	1,005	18,934
Pinnacle Financial Partners, Inc.	963	49,460
Popular, Inc.	2,351	66,627
Porter Bancorp, Inc. (I)	600	846
Preferred Bank	805	26,581
PrivateBancorp, Inc.	1,932	79,251
Prosperity Bancshares, Inc.	1,581	75,667
Regions Financial Corp.	31,682	304,147
Renasant Corp.	894	30,763
Republic Bancorp, Inc., Class A	983	25,961
Republic First Bancorp, Inc. (I)	3,700	16,021
Royal Bank of Canada	291	15,592
S&T Bancorp, Inc.	834	25,704
Sandy Spring Bancorp, Inc.	750	20,220
ServisFirst Bancshares, Inc.	655	31,132
Sierra Bancorp	1,195	21,092
Signature Bank (I)	1,184	181,590
Simmons First National Corp., Class A	693	35,592
South State Corp.	607	43,674
Southside Bancshares, Inc.	712	17,102
Sterling Bancorp	2,371	38,458
Stock Yards Bancorp, Inc.	611	23,090
Suffolk Bancorp	619	17,549
SunTrust Banks, Inc.	12,353	529,203
SVB Financial Group (I)	1,210	143,869
Synovus Financial Corp.	3,289	106,498
Talmer Bancorp, Inc., Class A	1,719	31,131
TCF Financial Corp.	4,229	59,713
Texas Capital Bancshares, Inc. (I)	1,138	56,240
The Bancorp, Inc. (I)	1,064	6,778
The First of Long Island Corp.	832	24,960
The PNC Financial Services Group, Inc.	12,345	1,176,602
Towne Bank (L)	1,624	33,893
TriState Capital Holdings, Inc. (I)	1,159	16,214
Trustmark Corp.	1,815	41,818
U.S. Bancorp	42,390	1,808,781
UMB Financial Corp.	1,083	50,414
Umpqua Holdings Corp.	5,147	81,837
Union Bankshares Corp.	1,081	27,284
United Bankshares, Inc.	1,602	59,258
United Community Banks, Inc.	1,765	34,400
United Security Bancshares, Inc.	739	6,570
Univest Corp. of Pennsylvania	1,351	28,182
Valley National Bancorp	5,639	55,544
Washington Trust Bancorp, Inc.	492	19,444
Webster Financial Corp.	2,088	77,653
Wells Fargo & Company	122,714	6,670,733

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
WestAmerica Bancorp.	712	$33,286
Western Alliance Bancorp (I)	2,136	76,597
Wilshire Bancorp, Inc.	2,050	23,678
Wintrust Financial Corp.	1,120	54,342
Yadkin Financial Corp.	957	24,088
Zions Bancorporation	4,758	129,893
		33,004,805
Capital markets - 2.4%
Affiliated Managers Group, Inc. (I)	1,299	207,528
AllianceBernstein Holding LP	2,389	56,978
American Capital, Ltd. (I)	6,440	88,808
Ameriprise Financial, Inc.	4,326	460,373
Apollo Investment Corp.	5,361	27,984
Ares Capital Corp.	6,872	97,926
Ares Management LP	1,977	25,563
Arlington Asset Investment Corp., Class A	677	8,957
Artisan Partners Asset
Management, Inc., Class A	1,735	62,564
Ashford, Inc. (I)	93	4,952
Associated Capital Group, Inc., Class A (I)	622	18,971
BGC Partners, Inc., Class A	5,516	54,112
BlackRock Kelso Capital Corp.	1,786	16,788
BlackRock, Inc.	3,940	1,341,649
Calamos Asset Management, Inc., Class A	1,209	11,703
Capitala Finance Corp.	845	10,208
Cohen & Steers, Inc.	1,079	32,888
Cowen Group, Inc., Class A (I)	2,816	10,785
E*TRADE Financial Corp. (I)	7,014	207,895
Eaton Vance Corp.	2,769	89,799
Ellington Financial LLC	739	12,400
Evercore Partners, Inc., Class A	903	48,825
Federated Investors, Inc., Class B	2,537	72,685
Fifth Street Asset Management, Inc.	1,595	5,200
Fifth Street Finance Corp.	3,923	25,029
Financial Engines, Inc. (L)	1,195	40,236
Fortress Investment Group LLC, Class A	10,733	54,631
Franklin Resources, Inc.	14,861	547,182
FS Investment Corp. (L)	5,317	47,800
Full Circle Capital Corp.	2,239	5,530
FXCM, Inc., Class A (I)	110	1,840
GAMCO Investors, Inc., Class A	622	19,307
GFI Group, Inc. (I)	4,725	28,823
Gladstone Capital Corp.	1,332	9,737
Gladstone Investment Corp.	1,494	11,459
Golub Capital BDC, Inc. (L)	1,383	22,999
Greenhill & Company, Inc.	703	20,113
Harris & Harris Group, Inc. (I)	1,138	2,504
Hercules Technology Growth Capital, Inc.	1,774	21,625
HFF, Inc., Class A	916	28,460
Horizon Technology Finance Corp.	716	8,399
Interactive Brokers Group, Inc., Class A	1,373	59,863
Invesco, Ltd.	10,255	343,337
Investment Technology Group, Inc.	961	16,356
Janus Capital Group, Inc.	4,317	60,827
Ladenburg Thalmann
Financial Services, Inc. (I)	4,635	12,793
Lazard, Ltd., Class A	2,908	130,889
Legg Mason, Inc.	2,604	102,155
LPL Financial Holdings, Inc. (L)	2,228	95,024
Main Street Capital Corp. (L)	1,117	32,482
Medallion Financial Corp.	722	5,083
Medley Capital Corp.	1,736	13,055
Moelis & Company, Class A	1,259	36,738
181

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Monroe Capital Corp.	606	$7,933
Morgan Stanley	46,702	1,485,591
MVC Capital, Inc.	1,286	9,478
New Mountain Finance Corp.	1,367	17,798
Newtek Business Services Corp.	445	6,372
Northern Trust Corp.	5,501	396,567
Northstar Asset Management, Inc.	4,555	55,298
Oaktree Capital Group LLC	3,643	173,844
Och-Ziff Capital Management
Group LLC, Class A	11,717	72,997
Oppenheimer Holdings, Inc., Class A	428	7,439
PennantPark Floating Rate Capital, Ltd.	888	9,990
PennantPark Investment Corp.	1,523	9,412
Piper Jaffray Companies (I)	361	14,584
PJT Partners, Inc., Class A (I)	316	8,940
Prospect Capital Corp. (L)	7,922	55,296
Pzena Investment Management, Inc., Class A	2,091	17,983
Raymond James Financial, Inc.	3,380	195,939
RCS Capital Corp., Class A (I)	2,107	642
Saratoga Investment Corp.	446	6,788
SEI Investments Company	4,015	210,386
Silvercrest Asset Management Group, Inc.	760	9,036
Solar Capital, Ltd.	945	15,526
Solar Senior Capital, Ltd.	600	8,940
State Street Corp.	9,811	651,058
Stellus Capital Investment Corp.	533	5,138
Stifel Financial Corp. (I)	1,589	67,310
T. Rowe Price Group, Inc.	6,169	441,022
TCP Capital Corp.	1,223	17,036
TD Ameritrade Holding Corp.	13,006	451,438
The Bank of New York Mellon Corp.	26,607	1,096,741
The Blackstone Group LP	12,667	370,383
The Carlyle Group LP	1,717	26,820
The Charles Schwab Corp.	31,313	1,031,137
The Goldman Sachs Group, Inc.	10,365	1,868,084
THL Credit, Inc.	1,140	12,198
TICC Capital Corp.	1,539	9,357
TPG Specialty Lending, Inc.	1,156	18,750
Triangle Capital Corp.	914	17,467
TriplePoint Venture Growth BDC Corp.	664	7,941
U.S. Global Investors, Inc., Class A	1,559	1,824
Virtu Financial, Inc., Class A	3,420	77,429
Virtus Investment Partners, Inc.	232	27,251
Waddell & Reed Financial, Inc., Class A	1,952	55,944
Westwood Holdings Group, Inc.	304	15,835
WhiteHorse Finance, Inc.	944	10,837
WisdomTree Investments, Inc.	3,238	50,772
		13,908,368
Consumer finance - 0.8%
American Express Company	24,305	1,690,413
Atlanticus Holdings Corp. (I)	1,048	3,354
Capital One Financial Corp.	13,127	947,507
Cash America International, Inc.	711	21,294
Credit Acceptance Corp. (I)(L)	482	103,158
Discover Financial Services	10,600	568,372
Emergent Capital, Inc. (I)	1,420	5,240
Encore Capital Group, Inc. (I)(L)	614	17,855
Enova International, Inc. (I)	650	4,297
EZCORP, Inc., Class A (I)	1,228	6,128
First Cash Financial Services, Inc. (I)	673	25,190
Green Dot Corp., Class A (I)	1,419	23,300
Navient Corp.	9,300	106,485
Nelnet, Inc., Class A	1,071	35,953

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Consumer finance (continued)
OneMain Holdings, Inc. (I)	3,202	$133,011
PRA Group, Inc. (I)	1,203	41,732
Santander Consumer USA Holdings, Inc. (I)	8,373	132,712
SLM Corp. (I)	10,289	67,084
Synchrony Financial (I)	19,759	600,871
The First Marblehead Corp. (I)	358	1,507
		4,535,463
Diversified financial services - 2.0%
Berkshire Hathaway, Inc., Class B (I)	57,603	7,605,900
CBOE Holdings, Inc.	1,984	128,762
CME Group, Inc.	8,035	727,971
FactSet Research Systems, Inc.	998	162,245
GAIN Capital Holdings, Inc.	1,162	9,424
Intercontinental Exchange, Inc.	2,680	686,777
Leucadia National Corp.	8,626	150,006
Life Partners Holdings, Inc. (I)	788	2
MarketAxess Holdings, Inc.	873	97,418
Marlin Business Services Corp.	471	7,564
McGraw Hill Financial, Inc.	6,508	641,559
Moody’s Corp.	4,989	500,596
Morningstar, Inc.	1,062	85,395
MSCI, Inc.	2,626	189,413
Nasdaq, Inc.	4,021	233,902
NewStar Financial, Inc. (I)	1,315	11,809
On Deck Capital, Inc. (I)	1,683	17,335
PICO Holdings, Inc. (I)	659	6,801
Voya Financial, Inc.	5,754	212,380
		11,475,259
Insurance - 2.7%
Aflac, Inc.	10,515	629,849
Alleghany Corp. (I)	391	186,871
American Equity Investment Life
Holding Company	1,878	45,128
American Financial Group, Inc.	2,113	152,305
American International Group, Inc.	32,920	2,040,052
American National Insurance Company	717	73,328
AMERISAFE, Inc.	520	26,468
AmTrust Financial Services, Inc.	1,934	119,096
Arch Capital Group, Ltd. (I)	2,904	202,554
Argo Group International Holdings, Ltd.	657	39,315
Arthur J. Gallagher & Company	3,872	158,520
Aspen Insurance Holdings, Ltd.	1,417	68,441
Assurant, Inc.	1,589	127,978
Assured Guaranty, Ltd.	3,648	96,417
Axis Capital Holdings, Ltd.	2,349	132,061
Baldwin & Lyons, Inc., Class B	834	20,041
Brown & Brown, Inc.	3,305	106,091
Cincinnati Financial Corp.	3,911	231,414
CNA Financial Corp.	6,192	217,649
CNO Financial Group, Inc.	4,728	90,258
Crawford & Company, Class B	1,640	8,708
eHealth, Inc. (I)	439	4,381
Employers Holdings, Inc.	815	22,250
Endurance Specialty Holdings, Ltd.	1,442	92,274
Enstar Group, Ltd. (I)	365	54,765
Erie Indemnity Company, Class A	1,141	109,125
Everest Re Group, Ltd.	1,503	222,463
Federated National Holding Company	385	11,381
Fidelity & Guaranty Life	1,517	38,486
First American Financial Corp.	2,568	92,191
FNF Group	6,767	234,612
Genworth Financial, Inc., Class A (I)	12,616	47,058
182

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
HCI Group, Inc.	331	$11,535
Health Insurance Innovations, Inc. (I)	1,218	8,161
Heritage Insurance Holdings, Inc.	903	19,703
Horace Mann Educators Corp.	1,077	35,735
Infinity Property & Casualty Corp.	294	24,176
Investors Title Company	166	16,069
Kansas City Life Insurance Company	529	20,255
Kemper Corp.	1,498	55,801
Lincoln National Corp.	6,117	307,440
Loews Corp.	8,870	340,608
Maiden Holdings, Ltd.	1,994	29,731
Markel Corp. (I)	339	299,456
Marsh & McLennan Companies, Inc.	12,786	708,984
MBIA, Inc. (I)	4,550	29,484
Mercury General Corp.	1,321	61,519
MetLife, Inc.	26,774	1,290,775
National General Holdings Corp.	2,420	52,901
National Interstate Corp.	857	22,882
Old Republic International Corp.	6,658	124,039
OneBeacon Insurance Group, Ltd., Class A	3,271	40,593
PartnerRe, Ltd.	1,085	151,618
Patriot National, Inc. (I)	905	6,073
Primerica, Inc.	1,305	61,635
Principal Financial Group, Inc.	6,975	313,736
ProAssurance Corp.	1,354	65,710
Prudential Financial, Inc.	10,831	881,752
Reinsurance Group of America, Inc.	1,618	138,420
RenaissanceRe Holdings, Ltd.	1,044	118,170
RLI Corp.	1,092	67,431
Safety Insurance Group, Inc.	503	28,359
Selective Insurance Group, Inc.	1,417	47,583
StanCorp Financial Group, Inc.	1,053	119,916
State Auto Financial Corp.	1,117	22,999
State National Companies, Inc.	1,659	16,275
Stewart Information Services Corp.	683	25,496
Symetra Financial Corp.	2,935	93,245
The Allstate Corp.	9,909	615,250
The Chubb Corp.	5,498	729,255
The Hanover Insurance Group, Inc.	1,084	88,173
The Hartford Financial Services Group, Inc.	10,083	438,207
The Navigators Group, Inc. (I)	351	30,112
The Phoenix Companies, Inc. (I)	217	8,038
The Progressive Corp.	14,145	449,811
The Travelers Companies, Inc.	7,655	863,943
Torchmark Corp.	3,038	173,652
United Fire Group, Inc.	746	28,579
United Insurance Holdings Corp.	687	11,748
Universal Insurance Holdings, Inc. (L)	966	22,392
Unum Group	6,090	202,736
Validus Holdings, Ltd.	1,722	79,711
W.R. Berkley Corp.	3,047	166,823
White Mountains Insurance Group, Ltd.	136	98,846
		15,367,071
Real estate investment trusts - 3.8%
Acadia Realty Trust	1,698	56,289
AG Mortgage Investment Trust, Inc.	872	11,196
Agree Realty Corp.	612	20,802
Alexander’s, Inc.	132	50,703
Alexandria Real Estate Equities, Inc.	1,681	151,895
Altisource Residential Corp., Class B	1,526	18,938
American Assets Trust, Inc.	1,121	42,990
American Campus Communities, Inc.	2,556	105,665
American Capital Agency Corp.	8,021	139,084

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
American Capital Mortgage Investment Corp.	1,180	$16,473
American Homes 4 Rent, Class A	5,193	86,515
American Residential Properties, Inc.	1,082	20,450
American Tower Corp.	9,986	968,143
Annaly Capital Management, Inc.	21,725	203,781
Anworth Mortgage Asset Corp.	3,235	14,072
Apartment Investment & Management
Company, Class A	3,646	145,949
Apollo Commercial Real Estate Finance, Inc.	1,131	19,487
Apollo Residential Mortgage, Inc.	942	11,257
Arbor Realty Trust, Inc.	2,192	15,673
Ares Commercial Real Estate Corp.	1,441	16,485
ARMOUR Residential REIT, Inc.	1,067	23,218
Ashford Hospitality Prime, Inc.	1,479	21,446
Ashford Hospitality Trust, Inc.	3,242	20,457
AvalonBay Communities, Inc.	3,120	574,486
BioMed Realty Trust, Inc.	4,852	114,944
Blackstone Mortgage Trust, Inc., Class A	1,873	50,121
Bluerock Residential Growth REIT, Inc.	1,087	12,881
Boston Properties, Inc.	3,630	462,970
Brandywine Realty Trust	4,232	57,809
Brixmor Property Group, Inc.	7,038	181,721
Camden Property Trust	2,001	153,597
Campus Crest Communities, Inc. (I)	1,960	13,328
Capstead Mortgage Corp.	2,151	18,800
Care Capital Properties, Inc.	1,962	59,978
CareTrust REIT, Inc.	1,184	12,965
CatchMark Timber Trust, Inc., Class A	1,518	17,169
CBL & Associates Properties, Inc.	3,918	48,466
Chatham Lodging Trust	1,014	20,767
Chesapeake Lodging Trust	1,393	35,048
Colony Capital, Inc., Class A	2,462	47,960
Columbia Property Trust, Inc.	2,913	68,397
Communications Sales & Leasing, Inc.	3,640	68,032
CorEnergy Infrastructure Trust, Inc. (I)	417	6,188
CoreSite Realty Corp.	722	40,952
Corporate Office Properties Trust	2,380	51,955
Corrections Corp. of America	2,676	70,887
Cousins Properties, Inc.	5,383	50,762
Crown Castle International Corp.	7,910	683,820
CubeSmart	3,931	120,367
CyrusOne, Inc.	1,231	46,101
CYS Investments, Inc.	2,071	14,766
DCT Industrial Trust, Inc.	2,000	74,740
DDR Corp.	8,843	148,916
DiamondRock Hospitality Company	4,943	47,700
Digital Realty Trust, Inc.	3,199	241,908
Douglas Emmett, Inc.	3,392	105,763
Duke Realty Corp.	8,404	176,652
DuPont Fabros Technology, Inc.	1,651	52,485
Dynex Capital, Inc.	1,997	12,681
Easterly Government Properties, Inc.	1,056	18,142
EastGroup Properties, Inc.	779	43,320
Education Realty Trust, Inc.	1,205	45,645
Empire State Realty Trust, Inc., Class A	2,633	47,578
EPR Properties	1,338	78,206
Equinix, Inc.	1,378	416,707
Equity Commonwealth (I)	3,285	91,093
Equity LifeStyle Properties, Inc.	1,974	131,607
Equity One, Inc.	3,082	83,676
Equity Residential	8,695	709,425
Essex Property Trust, Inc.	1,518	363,424
Extra Space Storage, Inc.	2,791	246,194
183

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Federal Realty Investment Trust	1,595	$233,030
FelCor Lodging Trust, Inc.	3,209	23,426
First Industrial Realty Trust, Inc.	2,658	58,822
First Potomac Realty Trust	2,501	28,511
Five Oaks Investment Corp.	910	4,969
Four Corners Property Trust, Inc. (I)	965	23,314
Franklin Street Properties Corp.	2,442	25,275
Gaming and Leisure Properties, Inc.	2,719	75,588
General Growth Properties, Inc.	21,227	577,587
Getty Realty Corp.	1,062	18,213
Gladstone Commercial Corp.	1,238	18,062
Government Properties Income Trust	1,666	26,439
Gramercy Property Trust (I)	10,493	81,005
Great Ajax Corp.	1,201	14,556
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	851	16,101
Hatteras Financial Corp.	2,201	28,943
HCP, Inc.	10,854	415,057
Healthcare Realty Trust, Inc.	2,408	68,195
Healthcare Trust of America, Inc., Class A	2,968	80,047
Hersha Hospitality Trust	1,286	27,983
Highwoods Properties, Inc.	2,196	95,746
Hospitality Properties Trust	3,527	92,231
Host Hotels & Resorts, Inc.	18,148	278,390
Hudson Pacific Properties, Inc.	2,199	61,880
Independence Realty Trust, Inc.	2,252	16,913
InfraREIT, Inc.	1,129	20,887
Inland Real Estate Corp.	2,409	25,584
Invesco Mortgage Capital, Inc.	2,791	34,580
Investors Real Estate Trust	4,240	29,468
Iron Mountain, Inc.	4,985	134,645
iStar, Inc. (I)	2,248	26,369
Kilroy Realty Corp.	2,071	131,053
Kimco Realty Corp.	9,873	261,240
Kite Realty Group Trust	2,004	51,964
Ladder Capital Corp., Class A	2,354	29,237
Lamar Advertising Company, Class A	2,209	132,496
LaSalle Hotel Properties	2,682	67,479
Lexington Realty Trust	5,628	45,024
Liberty Property Trust	3,554	110,352
LTC Properties, Inc.	965	41,630
Mack-Cali Realty Corp.	2,086	48,708
Medical Properties Trust, Inc.	4,906	56,468
MFA Financial, Inc.	8,287	54,694
Mid-America Apartment Communities, Inc.	1,773	161,006
Monmouth Real Estate
Investment Corp., Class A	1,889	19,759
Monogram Residential Trust, Inc.	4,549	44,398
National Health Investors, Inc.	901	54,844
National Retail Properties, Inc.	2,941	117,787
New Residential Investment Corp.	4,422	53,772
New Senior Investment Group, Inc.	1,798	17,728
New York Mortgage Trust, Inc.	2,737	14,588
New York REIT, Inc.	4,346	49,979
Newcastle Investment Corp.	1,798	7,336
Northstar Realty Europe Corp. (I)	1,374	16,227
Northstar Realty Finance Corp. (I)	4,124	70,232
Omega Healthcare Investors, Inc.	4,246	148,525
One Liberty Properties, Inc.	1,056	22,662
Orchid Island Capital, Inc.	669	6,643
Outfront Media, Inc.	3,109	67,869
Owens Realty Mortgage, Inc.	632	8,488
Paramount Group, Inc.	5,946	107,623

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
Parkway Properties, Inc.	3,123	$48,812
Pebblebrook Hotel Trust	1,740	48,755
Pennsylvania Real Estate Investment Trust	1,656	36,217
PennyMac Mortgage Investment Trust	1,521	23,210
Physicians Realty Trust	1,640	27,650
Piedmont Office Realty Trust, Inc., Class A	3,612	68,195
Plum Creek Timber Company, Inc.	4,045	193,027
Post Properties, Inc.	1,263	74,719
Potlatch Corp.	951	28,758
Preferred Apartment Communities, Inc.	1,158	15,147
Prologis, Inc.	12,328	529,118
PS Business Parks, Inc.	702	61,376
Public Storage	4,098	1,015,075
QTS Realty Trust, Inc., Class A	958	43,215
Ramco-Gershenson Properties Trust	2,242	37,240
Rayonier, Inc.	3,128	69,442
Realty Income Corp.	5,281	272,658
Redwood Trust, Inc.	2,106	27,799
Regency Centers Corp.	2,236	152,316
Resource Capital Corp.	801	10,221
Retail Opportunity Investments Corp.	2,239	40,078
Retail Properties of America, Inc., Class A	5,457	80,600
Rexford Industrial Realty, Inc.	1,649	26,978
RLJ Lodging Trust	3,050	65,972
Rouse Properties, Inc.	1,430	20,821
Ryman Hospitality Properties	1,232	63,620
Sabra Health Care REIT, Inc.	1,535	31,053
Saul Centers, Inc.	601	30,813
Select Income REIT	2,137	42,355
Senior Housing Properties Trust	5,378	79,810
Silver Bay Realty Trust Corp.	1,100	17,226
Simon Property Group, Inc.	7,484	1,455,189
SL Green Realty Corp.	2,318	261,888
Sovran Self Storage, Inc.	854	91,643
Spirit Realty Capital, Inc.	9,832	98,517
STAG Industrial, Inc.	1,797	33,155
Starwood Property Trust, Inc.	5,232	107,570
Starwood Waypoint Residential Trust (I)	918	20,508
STORE Capital Corp.	2,765	64,148
Summit Hotel Properties, Inc.	2,378	28,417
Sun Communities, Inc.	1,244	85,251
Sunstone Hotel Investors, Inc.	5,081	63,462
Tanger Factory Outlet Centers, Inc.	2,168	70,894
Taubman Centers, Inc.	1,475	113,162
Terreno Realty Corp.	1,284	29,044
The Macerich Company	3,705	298,956
Two Harbors Investment Corp.	7,848	63,569
UDR, Inc.	6,099	229,139
UMH Properties, Inc.	1,789	18,105
Urban Edge Properties	2,505	58,742
Urstadt Biddle Properties, Inc.	242	4,308
Urstadt Biddle Properties, Inc., Class A	1,203	23,146
Ventas, Inc.	7,849	442,919
VEREIT, Inc.	22,102	175,048
Vornado Realty Trust	4,513	451,119
Washington Real Estate Investment Trust	1,849	50,034
Weingarten Realty Investors	2,862	98,968
Welltower, Inc.	8,191	557,234
Western Asset Mortgage Capital Corp.	1,122	11,467
Weyerhaeuser Company	12,375	371,003
Wheeler Real Estate Investment Trust, Inc.	1,681	3,244
Whitestone REIT	1,408	16,910
Winthrop Realty Trust (I)	1,052	13,644
184

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate investment trusts (continued)
WP Carey, Inc.	2,458	$145,022
WP Glimcher, Inc.	4,412	46,811
ZAIS Financial Corp.	503	7,585
		21,995,791
Real estate management and development - 0.2%
Alexander & Baldwin, Inc.	1,192	42,090
American Spectrum Realty, Inc. (I)	265	13
AV Homes, Inc. (I)	996	12,759
CBRE Group, Inc., Class A (I)	7,904	273,320
Forest City Enterprises, Inc., Class A (I)	4,623	101,382
Forestar Group, Inc. (I)	1,047	11,454
FRP Holdings, Inc. (I)	434	14,730
Jones Lang LaSalle, Inc.	1,057	168,972
Kennedy-Wilson Holdings, Inc.	2,289	55,119
Marcus & Millichap, Inc. (I)	862	25,119
Tejon Ranch Company (I)	488	9,345
The Howard Hughes Corp. (I)	963	108,973
The RMR Group, Inc. (I)	171	2,464
The St. Joe Company (I)(L)	2,200	40,722
		866,462
Thrifts and mortgage finance - 0.2%
Astoria Financial Corp.	2,156	34,173
Bank Mutual Corp.	3,105	24,219
BankFinancial Corp.	1,249	15,775
BBX Capital Corp., Class A (I)	806	12,614
Beneficial Bancorp, Inc. (I)	2,114	28,158
BofI Holding, Inc. (I)(L)	1,568	33,006
Capitol Federal Financial, Inc.	3,236	40,644
Charter Financial Corp.	1,145	15,125
Clifton Bancorp, Inc.	1,200	17,208
Dime Community Bancshares, Inc.	1,286	22,492
Doral Financial Corp. (I)	195	21
EverBank Financial Corp.	2,690	42,986
Federal Agricultural Mortgage Corp., Class C	323	10,197
Federal Home Loan Mortgage Corp. (I)(L)	15,491	25,095
Federal National Mortgage Association (I)(L)	27,693	45,417
Flagstar Bancorp, Inc. (I)	1,507	34,827
Fox Chase Bancorp, Inc.	1,439	29,197
HF Financial Corp.	665	12,562
HomeStreet, Inc. (I)	713	15,479
IMPAC Mortgage Holdings, Inc. (I)	266	4,788
Lake Sunapee Bank Group	812	11,392
LendingTree, Inc. (I)	326	29,105
Meridian Bancorp, Inc.	1,812	25,549
MGIC Investment Corp. (I)	8,139	71,867
New York Community Bancorp, Inc.	9,668	157,782
Northfield Bancorp, Inc.	1,901	30,264
Northwest Bancshares, Inc.	3,244	43,437
OceanFirst Financial Corp.	1,130	22,634
Ocwen Financial Corp. (I)(L)	2,993	20,861
Oritani Financial Corp.	1,190	19,635
PHH Corp. (I)	1,363	22,081
Provident Financial Services, Inc.	1,750	35,263
Radian Group, Inc.	4,589	61,447
Security National Financial Corp., Class A (I)	463	3,033
SI Financial Group, Inc.	981	13,391
Territorial Bancorp, Inc.	555	15,396
TFS Financial Corp.	7,203	135,632
TrustCo Bank Corp.	2,802	17,204
United Community Financial Corp.	1,925	11,358
United Financial Bancorp, Inc.	1,528	19,681
Walker & Dunlop, Inc. (I)	894	25,756

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
Walter Investment Management Corp. (I)	929	$13,210
Washington Federal, Inc.	2,085	49,686
Westfield Financial, Inc.	1,537	12,911
WSFS Financial Corp.	900	29,124
		1,361,682
		102,514,901
Health care - 13.3%
Biotechnology - 3.8%
AbbVie, Inc.	40,992	2,428,366
ACADIA Pharmaceuticals, Inc. (I)	2,422	86,344
Acceleron Pharma, Inc. (I)	885	43,153
Achillion Pharmaceuticals, Inc. (I)	2,923	31,539
Acorda Therapeutics, Inc. (I)	997	42,652
Aduro Biotech, Inc. (I)(L)	1,449	40,775
Advaxis, Inc. (I)	705	7,092
Aegerion Pharmaceuticals, Inc. (I)(L)	693	6,999
Affymax, Inc. (I)	914	66
Agenus, Inc. (I)	2,116	9,607
Agios Pharmaceuticals, Inc. (I)(L)	891	57,844
Akebia Therapeutics, Inc. (I)	1,194	15,426
Alder Biopharmaceuticals, Inc. (I)	876	28,934
Alexion Pharmaceuticals, Inc. (I)	5,414	1,032,721
Alkermes PLC (I)	3,550	281,799
Alnylam Pharmaceuticals, Inc. (I)	2,012	189,410
AMAG Pharmaceuticals, Inc. (I)	703	21,224
Ambit Biosciences Corp. (I)	515	309
Amgen, Inc.	18,083	2,935,413
Amicus Therapeutics, Inc. (I)	2,617	25,385
Anacor Pharmaceuticals, Inc. (I)	1,005	113,535
Applied Genetic Technologies Corp. (I)	426	8,690
Ardelyx, Inc. (I)	547	9,912
Arena Pharmaceuticals, Inc. (I)	5,611	10,661
ARIAD Pharmaceuticals, Inc. (I)	4,350	27,188
ArQule, Inc. (I)	1,903	4,130
Array BioPharma, Inc. (I)	3,361	14,183
Asterias Biotherapeutics, Inc. (I)	151	593
Atara Biotherapeutics, Inc. (I)	628	16,585
aTyr Pharma, Inc. (I)	680	6,684
Avalanche Biotechnologies, Inc. (I)	534	5,084
AVEO Pharmaceuticals, Inc. (I)	937	1,181
Baxalta, Inc.	12,937	504,931
Bellicum Pharmaceuticals, Inc. (I)	735	14,898
BIND Therapeutics, Inc. (I)	634	1,452
BioCryst Pharmaceuticals, Inc. (I)	2,070	21,362
Biogen, Inc. (I)	5,591	1,712,803
BioMarin Pharmaceutical, Inc. (I)	3,803	398,402
Biota Pharmaceuticals, Inc. (I)	4,178	8,105
BioTime, Inc. (I)(L)	2,574	10,553
Bluebird Bio, Inc. (I)	774	49,706
Blueprint Medicines Corp. (I)	706	18,596
Catalyst Biosciences, Inc.	103	322
CEL-SCI Corp. (I)	923	342
Celgene Corp. (I)	19,088	2,285,979
Celladon Corp. (I)	703	1,033
Celldex Therapeutics, Inc. (I)(L)	2,434	38,165
Cepheid, Inc. (I)	1,746	63,781
Chimerix, Inc. (I)	1,016	9,093
Clovis Oncology, Inc. (I)	846	29,610
Coherus Biosciences, Inc. (I)	972	22,317
Curis, Inc. (I)	4,091	11,905
Cytokinetics, Inc. (I)	1,580	16,527
Cytori Therapeutics, Inc. (I)	4,643	864
185

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Durata Therapeutics, Inc. (I)	722	$599
Dyax Corp. (I)	3,331	125,312
Dynavax Technologies Corp. (I)	804	19,425
Eagle Pharmaceuticals, Inc. (I)(L)	378	33,517
Emergent BioSolutions, Inc. (I)	908	36,329
Enanta Pharmaceuticals, Inc. (I)(L)	448	14,793
Enzon Pharmaceuticals, Inc.	1,758	1,200
Epirus Biopharmaceuticals, Inc. (I)	1,141	3,526
Epizyme, Inc. (I)	1,122	17,974
Esperion Therapeutics, Inc. (I)	486	10,818
Exact Sciences Corp. (I)	2,201	20,315
Exelixis, Inc. (I)(L)	4,652	26,237
FibroGen, Inc. (I)	1,476	44,974
Five Prime Therapeutics, Inc. (I)	578	23,987
Flexion Therapeutics, Inc. (I)	500	9,635
Fortress Biotech, Inc. (I)	808	2,254
Foundation Medicine, Inc. (I)	860	18,112
Galena Biopharma, Inc. (I)(L)	4,519	6,643
Genomic Health, Inc. (I)	747	26,294
Geron Corp. (I)(L)	3,630	17,569
Gilead Sciences, Inc.	35,478	3,590,019
GTx, Inc. (I)	7,366	5,156
Halozyme Therapeutics, Inc. (I)	2,949	51,106
Idera Pharmaceuticals, Inc. (I)	3,698	11,427
Immune Design Corp. (I)	707	14,197
ImmunoCellular Therapeutics, Ltd. (I)	2,073	737
ImmunoGen, Inc. (I)	1,931	26,204
Immunomedics, Inc. (I)(L)	2,223	6,825
Incyte Corp. (I)	4,103	444,970
Infinity Pharmaceuticals, Inc. (I)	1,260	9,891
Inovio Pharmaceuticals, Inc. (I)(L)	2,196	14,757
Insmed, Inc. (I)	1,531	27,788
Insys Therapeutics, Inc. (I)(L)	1,808	51,763
Intercept Pharmaceuticals, Inc. (I)	545	81,396
Intrexon Corp. (I)(L)	2,507	75,586
Invitae Corp. (I)	887	7,282
Ionis Pharmaceuticals, Inc. (I)	2,873	177,925
Ironwood Pharmaceuticals, Inc. (I)	3,638	42,164
Juno Therapeutics, Inc. (I)	2,191	96,338
Keryx Biopharmaceuticals, Inc. (I)(L)	2,736	13,817
Kite Pharma, Inc. (I)	1,023	63,037
Lexicon Pharmaceuticals, Inc. (I)(L)	3,201	42,605
Ligand Pharmaceuticals, Inc. (I)	464	50,307
MacroGenics, Inc. (I)	697	21,586
MannKind Corp. (I)(L)	9,636	13,972
Medivation, Inc. (I)	3,732	180,405
Merrimack Pharmaceuticals, Inc. (I)	2,436	19,244
MiMedx Group, Inc. (I)(L)	2,892	27,098
Momenta Pharmaceuticals, Inc. (I)	1,421	21,088
Myriad Genetics, Inc. (I)(L)	1,697	73,243
Nanosphere, Inc. (I)	77	47
Neuralstem, Inc. (I)	2,608	2,686
Neurocrine Biosciences, Inc. (I)	1,998	113,027
NewLink Genetics Corp. (I)	619	22,525
Northwest Biotherapeutics, Inc. (I)(L)	2,131	6,819
Novavax, Inc. (I)(L)	6,532	54,803
Omthera Pharmaceuticals, Inc. (I)	598	368
OncoGenex Pharmaceuticals, Inc. (I)	486	588
OncoMed Pharmaceuticals, Inc. (I)	930	20,962
Onconova Therapeutics, Inc. (I)	648	620
Ophthotech Corp. (I)	874	68,635
OPKO Health, Inc. (I)(L)	12,854	129,183
Orexigen Therapeutics, Inc. (I)	3,358	5,776

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Osiris Therapeutics, Inc.	877	$9,103
Otonomy, Inc. (I)	519	14,402
OvaScience, Inc. (I)(L)	722	7,054
PDL BioPharma, Inc. (L)	3,871	13,703
Pfenex, Inc. (I)	740	9,161
PharmAthene, Inc. (I)	2,050	3,895
Portola Pharmaceuticals, Inc. (I)	1,243	63,952
Progenics Pharmaceuticals, Inc. (I)	2,184	13,388
PTC Therapeutics, Inc. (I)(L)	811	26,276
Puma Biotechnology, Inc. (I)	760	59,584
Raptor Pharmaceutical Corp. (I)	2,154	11,201
Recro Pharma, Inc. (I)	699	6,291
Regeneron Pharmaceuticals, Inc. (I)	2,445	1,327,317
Regulus Therapeutics, Inc. (I)	1,345	11,728
Repligen Corp. (I)	766	21,670
Retrophin, Inc. (I)	849	16,377
Rigel Pharmaceuticals, Inc. (I)	2,154	6,527
Sage Therapeutics, Inc. (I)	725	42,268
Sangamo BioSciences, Inc. (I)	1,501	13,704
Sarepta Therapeutics, Inc. (I)	1,043	40,239
Savient Pharmaceuticals, Inc. (I)	1,834	0
Seattle Genetics, Inc. (I)	3,051	136,929
SIGA Technologies, Inc. (I)	1,202	505
Spark Therapeutics, Inc. (I)	580	26,280
Spectrum Pharmaceuticals, Inc. (I)	1,952	11,771
Sunesis Pharmaceuticals, Inc. (I)	1,601	1,437
Synergy Pharmaceuticals, Inc. (I)	2,510	14,232
TESARO, Inc. (I)	1,012	52,948
Tetralogic Pharmaceuticals Corp. (I)	2,672	4,623
Trius Therapeutics, Inc. (I)(L)	1,243	137
Ultragenyx Pharmaceutical, Inc. (I)	850	95,353
United Therapeutics Corp. (I)	1,103	172,741
Vanda Pharmaceuticals, Inc. (I)	1,411	13,136
Vericel Corp. (I)	2,304	5,944
Versartis, Inc. (I)	943	11,684
Vertex Pharmaceuticals, Inc. (I)	5,780	727,297
Vital Therapies, Inc. (I)	664	7,649
XBiotech, Inc. (I)	884	9,609
Xencor, Inc. (I)	877	12,822
XOMA Corp. (I)(L)	4,093	5,444
Zafgen, Inc. (I)	643	4,044
ZIOPHARM Oncology, Inc. (I)(L)	3,606	29,966
		21,934,106
Health care equipment and supplies - 1.7%
Abaxis, Inc.	590	32,851
Abbott Laboratories	35,988	1,616,221
ABIOMED, Inc. (I)	1,039	93,801
Accuray, Inc. (I)(L)	1,959	13,223
Alere, Inc. (I)	2,048	80,056
Align Technology, Inc. (I)	1,916	126,169
Allied Healthcare Products, Inc. (I)	1,783	1,943
Alphatec Holdings, Inc. (I)	6,729	2,019
Analogic Corp.	318	26,267
AngioDynamics, Inc. (I)	1,074	13,038
Anika Therapeutics, Inc. (I)	489	18,660
Atrion Corp.	62	23,634
Baxter International, Inc.	12,937	493,547
Becton, Dickinson and Company	4,925	758,893
Biolase, Inc. (I)	1,230	1,035
Boston Scientific Corp. (I)	31,741	585,304
Bovie Medical Corp. (I)	2,283	4,794
C.R. Bard, Inc.	1,765	334,362
Cantel Medical Corp.	1,032	64,128
186

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Cardiovascular Systems, Inc. (I)	758	$11,461
CAS Medical Systems, Inc. (I)	5,285	9,354
Cogentix Medical, Inc. (I)	741	956
CONMED Corp.	658	28,985
CryoLife, Inc.	1,362	14,682
Delcath Systems, Inc. (I)	78	38
DENTSPLY International, Inc.	3,355	204,152
DexCom, Inc. (I)	1,910	156,429
Edwards Lifesciences Corp. (I)	5,120	404,378
Endologix, Inc. (I)	1,563	15,474
Entellus Medical, Inc. (I)	617	10,403
EnteroMedics, Inc. (I)	2,044	266
Exactech, Inc. (I)	465	8,440
FONAR Corp. (I)	548	9,458
GenMark Diagnostics, Inc. (I)	1,303	10,111
Globus Medical, Inc., Class A (I)	1,774	49,353
Greatbatch, Inc. (I)	645	33,863
Haemonetics Corp. (I)	1,210	39,010
Halyard Health, Inc. (I)	1,088	36,350
HeartWare International, Inc. (I)	482	24,293
Hill-Rom Holdings, Inc.	1,350	64,881
Hologic, Inc. (I)	6,703	259,339
ICU Medical, Inc. (I)	360	40,601
IDEXX Laboratories, Inc. (I)	2,256	164,508
Inogen, Inc. (I)	402	16,116
Insulet Corp. (I)	1,332	50,363
Integra LifeSciences Holdings Corp. (I)	811	54,970
Intuitive Surgical, Inc. (I)	873	476,798
Invacare Corp.	804	13,982
K2M Group Holdings, Inc. (I)	1,052	20,766
Kewaunee Scientific Corp.	314	5,586
LDR Holding Corp. (I)	692	17,376
LivaNova PLC (I)	593	35,206
Masimo Corp. (I)	1,228	50,974
Meridian Bioscience, Inc.	1,077	22,100
Merit Medical Systems, Inc. (I)	1,003	18,646
Natus Medical, Inc. (I)	845	40,602
Neogen Corp. (I)	891	50,359
Nevro Corp. (I)	604	40,776
NuVasive, Inc. (I)	1,152	62,335
NxStage Medical, Inc. (I)	1,716	37,598
OraSure Technologies, Inc. (I)	1,641	10,568
Orthofix International NV (I)	450	17,645
PhotoMedex, Inc. (I)	575	259
Quidel Corp. (I)	889	18,847
ResMed, Inc.	3,370	180,935
Rockwell Medical Technologies, Inc. (I)(L)	1,088	11,141
Roka Bioscience, Inc. (I)	746	918
RTI Surgical, Inc. (I)	2,109	8,373
SeaSpine Holdings Corp. (I)	270	4,639
Sirona Dental Systems, Inc. (I)	1,387	151,974
Spectranetics Corp. (I)	1,076	16,205
St. Jude Medical, Inc.	6,733	415,897
STAAR Surgical Company (I)	873	6,233
STERIS PLC	1,423	107,209
Strata Skin Sciences, Inc. (I)	89	100
Stryker Corp.	9,033	839,527
SurModics, Inc. (I)	502	10,176
Symmetry Surgical, Inc. (I)	1,041	9,577
Synergetics USA, Inc. (I)	781	148
Teleflex, Inc.	962	126,455
The Cooper Companies, Inc.	1,140	152,988
TriVascular Technologies, Inc. (I)	804	5,347

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Unilife Corp. (I)(L)	4,767	$2,360
Utah Medical Products, Inc.	216	12,645
Varian Medical Systems, Inc. (I)	2,401	194,001
Vascular Solutions, Inc. (I)	536	18,433
West Pharmaceutical Services, Inc.	1,720	103,578
Wright Medical Group NV (I)	1,463	35,375
Zeltiq Aesthetics, Inc. (I)	935	26,676
Zimmer Biomet Holdings, Inc.	4,039	414,361
		9,803,873
Health care providers and services - 2.6%
AAC Holdings, Inc. (I)(L)	530	10,102
Acadia Healthcare Company, Inc. (I)	1,570	98,062
Accretive Health, Inc. (I)	2,325	7,440
Aceto Corp.	706	19,048
Addus HomeCare Corp. (I)	369	8,590
Adeptus Health, Inc., Class A (I)(L)	517	28,187
Aetna, Inc.	8,331	900,748
Air Methods Corp. (I)	930	38,995
Almost Family, Inc. (I)	242	9,252
Amedisys, Inc. (I)	738	29,018
American CareSource Holdings, Inc. (I)	2,009	826
AmerisourceBergen Corp.	5,216	540,951
AMN Healthcare Services, Inc. (I)	1,236	38,378
Amsurg Corp. (I)	1,135	86,260
Anthem, Inc.	6,310	879,866
Brookdale Senior Living, Inc. (I)	4,397	81,169
Capital Senior Living Corp. (I)	703	14,665
Cardinal Health, Inc.	7,835	699,430
Centene Corp. (I)	2,866	188,611
Chemed Corp.	380	56,924
Cigna Corp.	6,156	900,807
Civitas Solutions, Inc. (I)	1,003	28,876
Community Health Systems, Inc. (I)	2,740	72,692
CorVel Corp. (I)	482	21,169
Cross Country Healthcare, Inc. (I)	1,058	17,341
DaVita HealthCare Partners, Inc. (I)	5,111	356,288
Diplomat Pharmacy, Inc. (I)(L)	1,403	48,011
Envision Healthcare Holdings, Inc. (I)	4,391	114,034
ExamWorks Group, Inc. (I)	982	26,121
Express Scripts Holding Company (I)	17,326	1,514,466
Genesis Healthcare, Inc. (I)	4,078	14,151
Hanger, Inc. (I)	841	13,834
HCA Holdings, Inc. (I)	10,000	676,300
Health Net, Inc. (I)	1,810	123,913
HealthEquity, Inc. (I)	1,249	31,312
HealthSouth Corp.	1,991	69,307
Healthways, Inc. (I)	968	12,458
Henry Schein, Inc. (I)	1,995	315,589
Hooper Holmes, Inc. (I)	9,709	588
Humana, Inc.	3,541	632,104
InfuSystems Holdings, Inc. (I)	1,524	4,648
Interpace Diagnostics Group, Inc. (I)	770	383
Kindred Healthcare, Inc.	2,078	24,749
Laboratory Corp. of America Holdings (I)	2,378	294,016
LHC Group, Inc. (I)	506	22,917
LifePoint Health, Inc. (I)	1,048	76,923
Magellan Health Services, Inc. (I)	611	37,674
McKesson Corp.	5,544	1,093,443
Medcath Corp. (I)	613	307
MEDNAX, Inc. (I)	2,303	165,033
Molina Healthcare, Inc. (I)	1,187	71,374
National HealthCare Corp.	369	22,767
National Research Corp., Class B	660	23,641
187

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Owens & Minor, Inc.	1,467	$52,783
Patterson Companies, Inc.	2,453	110,900
PharMerica Corp. (I)	818	28,630
Premier, Inc., Class A (I)	3,461	122,069
Quest Diagnostics, Inc.	3,422	243,441
RadNet, Inc. (I)	1,485	9,177
Select Medical Holdings Corp.	3,255	38,767
Surgical Care Affiliates, Inc. (I)	987	39,292
Team Health Holdings, Inc. (I)	1,728	75,842
Tenet Healthcare Corp. (I)	2,385	72,266
The Ensign Group, Inc.	1,358	30,732
The Providence Service Corp. (I)	384	18,017
UnitedHealth Group, Inc.	22,717	2,672,428
Universal American Corp.	1,908	13,356
Universal Health Services, Inc., Class B	2,340	279,607
US Physical Therapy, Inc.	394	21,150
VCA, Inc. (I)	1,958	107,690
WellCare Health Plans, Inc. (I)	1,019	79,696
		14,579,601
Health care technology - 0.2%
Allscripts Healthcare Solutions, Inc. (I)	4,228	65,027
athenahealth, Inc. (I)(L)	894	143,907
Castlight Health, Inc., B Shares (I)	2,151	9,185
Cerner Corp. (I)	8,162	491,108
Computer Programs & Systems, Inc.	274	13,632
HealthStream, Inc. (I)	711	15,642
HMS Holdings Corp. (I)	2,028	25,026
Icad, Inc. (I)	1,245	6,437
IMS Health Holdings, Inc. (I)	8,040	204,779
Inovalon Holdings, Inc., Class A (I)(L)	3,532	60,044
MedAssets, Inc. (I)	1,448	44,801
Medidata Solutions, Inc. (I)	1,308	64,471
Omnicell, Inc. (I)	940	29,215
Quality Systems, Inc.	1,382	22,278
Simulations Plus, Inc.	1,330	13,180
Veeva Systems, Inc., Class A (I)	3,179	91,714
		1,300,446
Life sciences tools and services - 0.7%
Accelerate Diagnostics, Inc. (I)	997	21,426
Affymetrix, Inc. (I)	2,012	20,301
Agilent Technologies, Inc.	8,021	335,358
Albany Molecular Research, Inc. (I)(L)	803	15,940
BG Medicine, Inc. (I)	390	142
Bio-Rad Laboratories, Inc., Class A (I)	706	97,894
Bio-Techne Corp.	916	82,440
Bruker Corp. (I)	3,989	96,813
Cambrex Corp. (I)	809	38,096
Charles River
Laboratories International, Inc. (I)	1,150	92,449
Fluidigm Corp. (I)	639	6,908
Harvard Bioscience, Inc. (I)	1,760	6,107
Illumina, Inc. (I)	3,385	649,734
INC Research Holdings, Inc., Class A (I)	1,523	73,881
Luminex Corp. (I)	1,335	28,556
Mettler-Toledo International, Inc. (I)	673	228,234
NeoGenomics, Inc. (I)	2,193	17,259
Pacific Biosciences of California, Inc. (I)(L)	2,695	35,385
PAREXEL International Corp. (I)	1,321	89,987
PerkinElmer, Inc.	2,663	142,657
PRA Health Sciences, Inc. (I)	1,478	66,909
Quintiles Transnational Holdings, Inc. (I)	2,944	202,135
Sequenom, Inc. (I)(L)	2,766	4,536

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Thermo Fisher Scientific, Inc.	9,457	$1,341,475
VWR Corp. (I)	3,079	87,166
Waters Corp. (I)	1,956	263,238
		4,045,026
Pharmaceuticals - 4.3%
AcelRx Pharmaceuticals, Inc. (I)	1,558	5,998
Acura Pharmaceuticals, Inc. (I)	276	698
Akorn, Inc. (I)	2,621	97,790
Alexza Pharmaceuticals, Inc. (I)	2,067	1,447
Alimera Sciences, Inc. (I)	2,170	5,251
Allergan PLC (I)	9,023	2,819,894
Amphastar Pharmaceuticals, Inc. (I)	1,165	16,578
Ampio Pharmaceuticals, Inc. (I)	1,904	6,664
ANI Pharmaceuticals, Inc. (I)	349	15,749
Apricus Biosciences, Inc. (I)(L)	3,553	3,517
Aratana Therapeutics, Inc. (I)	1,008	5,625
BioDelivery Sciences International, Inc. (I)(L)	1,190	5,700
Bristol-Myers Squibb Company	39,613	2,724,978
Carbylan Therapeutics, Inc. (I)	961	3,479
Catalent, Inc. (I)	2,996	74,990
Cempra, Inc. (I)(L)	1,116	34,741
Chelsea Therapeutics International, Ltd. (I)	1,686	135
ContraVir Pharmaceuticals, Inc. (I)	246	379
Corcept Therapeutics, Inc. (I)	2,803	13,959
Cumberland Pharmaceuticals, Inc. (I)	672	3,535
Depomed, Inc. (I)(L)	1,587	28,772
Eli Lilly & Company	26,475	2,230,784
Endo International PLC (I)	2,768	169,457
Endocyte, Inc. (I)	899	3,605
Flex Pharma, Inc. (I)	620	7,719
Horizon Pharma PLC (I)	3,498	75,802
Impax Laboratories, Inc. (I)	1,658	70,896
Intersect ENT, Inc. (I)	636	14,310
Johnson & Johnson	66,261	6,806,330
Juniper Pharmaceuticals, Inc. (I)	351	3,615
Lannett Company, Inc. (I)(L)	902	36,188
Merck & Company, Inc.	67,633	3,572,375
Nektar Therapeutics (I)	3,002	50,584
Ocera Therapeutics, Inc. (I)	1,520	4,742
Ocular Therapeutix, Inc. (I)	655	6,137
Omeros Corp. (I)(L)	833	13,103
Pacira Pharmaceuticals, Inc. (I)	894	68,650
Paratek Pharmaceuticals, Inc. (I)	515	9,770
Pernix Therapeutics Holdings, Inc. (I)	778	2,295
Pfizer, Inc.	146,070	4,715,140
Phibro Animal Health Corp., Class A	1,003	30,220
Prestige Brands Holdings, Inc. (I)	1,278	65,791
Relypsa, Inc. (I)(L)	1,032	29,247
Repros Therapeutics, Inc. (I)	1,191	1,441
Revance Therapeutics, Inc. (I)	531	18,139
Rock Creek Pharmaceuticals, Inc. (I)(L)	165	120
Sagent Pharmaceuticals, Inc. (I)	726	11,551
SciClone Pharmaceuticals, Inc. (I)	1,414	13,009
Sucampo Pharmaceuticals, Inc., Class A (I)	1,136	19,641
Supernus Pharmaceuticals, Inc. (I)	1,455	19,555
Teligent, Inc. (I)	1,342	11,944
Tetraphase Pharmaceuticals, Inc. (I)	851	8,536
The Medicines Company (I)	1,542	57,578
TherapeuticsMD, Inc. (I)	4,308	44,674
Theravance, Inc. (L)	2,971	31,314
VIVUS, Inc. (I)	2,325	2,372
XenoPort, Inc. (I)	2,349	12,896
Zoetis, Inc.	11,944	572,356
188

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Zogenix, Inc. (I)	445	$6,559
		24,688,324
		76,351,376
Industrials - 10.2%
Aerospace and defense - 2.5%
AAR Corp.	1,006	26,448
Aerojet Rocketdyne Holdings, Inc. (I)	1,536	24,054
Aerovironment, Inc. (I)	570	16,798
API Technologies Corp. (I)	1,409	1,944
Astronics Corp. (I)	519	21,128
Astronics Corp., Class B (I)	77	3,130
B/E Aerospace, Inc.	2,544	107,789
BWX Technologies, Inc.	2,438	77,455
CPI Aerostructures, Inc. (I)	277	2,695
Cubic Corp.	656	30,996
Curtiss-Wright Corp.	1,137	77,885
DigitalGlobe, Inc. (I)	1,782	27,906
Ducommun, Inc. (I)	443	7,185
Engility Holdings, Inc.	963	31,278
Esterline Technologies Corp. (I)	729	59,049
General Dynamics Corp.	7,882	1,082,672
HEICO Corp., Class A	1,395	68,634
Hexcel Corp.	2,320	107,764
Honeywell International, Inc.	18,636	1,930,131
Huntington Ingalls Industries, Inc.	1,164	147,653
KLX, Inc. (I)	1,217	37,471
L-3 Communications Holdings, Inc.	1,941	231,969
LMI Aerospace, Inc. (I)	967	9,738
Lockheed Martin Corp.	7,499	1,628,408
Moog, Inc., Class A (I)	991	60,055
National Presto Industries, Inc.	258	21,378
Northrop Grumman Corp.	4,697	886,841
Orbital ATK, Inc.	1,419	126,773
Precision Castparts Corp.	3,386	785,586
Raytheon Company	7,300	909,069
Rockwell Collins, Inc.	3,185	293,976
Spirit AeroSystems Holdings, Inc., Class A (I)	3,418	171,139
TASER International, Inc. (I)	1,282	22,166
Teledyne Technologies, Inc. (I)	849	75,306
Textron, Inc.	6,653	279,493
The Boeing Company	16,781	2,426,365
The KEYW Holding Corp. (I)	1,640	9,873
TransDigm Group, Inc. (I)	1,240	283,278
Triumph Group, Inc.	1,147	45,593
United Technologies Corp.	21,623	2,077,322
Vectrus, Inc. (I)	257	5,369
		14,239,762
Air freight and logistics - 0.6%
Air Transport Services Group, Inc. (I)	1,747	17,610
Atlas Air Worldwide Holdings, Inc. (I)	547	22,613
C.H. Robinson Worldwide, Inc.	3,402	210,992
Echo Global Logistics, Inc. (I)	676	13,784
Expeditors International of Washington, Inc.	4,529	204,258
FedEx Corp.	6,748	1,005,385
Forward Air Corp.	714	30,709
Hub Group, Inc., Class A (I)	882	29,062
Park-Ohio Holdings Corp.	343	12,616
United Parcel Service, Inc., Class B	21,514	2,070,292
UTi Worldwide, Inc. (I)	2,522	17,730
XPO Logistics, Inc. (I)(L)	1,904	51,884
		3,686,935

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Airlines - 0.6%
Alaska Air Group, Inc.	3,117	$250,950
Allegiant Travel Company	426	71,496
American Airlines Group, Inc.	16,626	704,111
Delta Air Lines, Inc.	19,619	994,487
Hawaiian Holdings, Inc. (I)	1,302	46,000
JetBlue Airways Corp. (I)	7,355	166,591
Republic Airways Holdings, Inc. (I)	1,664	6,540
Southwest Airlines Company	16,122	694,213
Spirit Airlines, Inc. (I)	1,723	68,662
United Continental Holdings, Inc. (I)	9,164	525,097
Virgin America, Inc. (I)(L)	1,089	39,215
		3,567,362
Building products - 0.2%
AAON, Inc.	1,449	33,646
Advanced Drainage Systems, Inc.	1,269	30,494
AO Smith Corp.	2,172	166,397
Apogee Enterprises, Inc.	713	31,023
Armstrong World Industries, Inc. (I)	1,261	57,666
Builders FirstSource, Inc. (I)	2,443	27,068
Continental Building Products, Inc. (I)	1,218	21,266
Fortune Brands Home & Security, Inc.	3,706	205,683
Gibraltar Industries, Inc. (I)	947	24,092
Griffon Corp.	1,540	27,412
Insteel Industries, Inc.	563	11,778
Lennox International, Inc.	1,047	130,770
Masco Corp.	8,356	236,475
NCI Building Systems, Inc. (I)	1,785	22,152
Nortek, Inc. (I)	428	18,669
Owens Corning	2,822	132,719
PGT, Inc. (I)	1,305	14,864
Ply Gem Holdings, Inc. (I)	1,531	19,199
Quanex Building Products Corp.	980	20,433
Simpson Manufacturing Company, Inc.	1,295	44,224
Trex Company, Inc. (I)	844	32,106
USG Corp. (I)	3,452	83,849
		1,391,985
Commercial services and supplies - 0.6%
ABM Industries, Inc.	1,288	36,669
ACCO Brands Corp. (I)	2,455	17,504
Acme United Corp.	308	5,236
ARC Document Solutions, Inc. (I)	1,558	6,886
Brady Corp., Class A	1,191	27,369
CECO Environmental Corp.	1,606	12,334
Cintas Corp.	2,785	253,574
Civeo Corp. (I)	2,666	3,786
Clean Harbors, Inc. (I)	1,368	56,977
Copart, Inc. (I)	2,964	112,662
Covanta Holding Corp.	3,037	47,043
Deluxe Corp.	1,123	61,248
Ennis, Inc.	718	13,822
Essendant, Inc.	868	28,219
Fuel Tech, Inc. (I)	793	1,499
G&K Services, Inc., Class A	454	28,557
Healthcare Services Group, Inc.	1,683	58,686
Herman Miller, Inc.	1,366	39,204
HNI Corp.	1,017	36,673
Hudson Technologies, Inc. (I)	1,078	3,202
InnerWorkings, Inc. (I)	1,940	14,550
Interface, Inc.	1,612	30,854
Intersections, Inc. (I)	680	1,952
KAR Auction Services, Inc.	3,429	126,976
Kimball International, Inc., Class B	1,061	10,366
189

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Knoll, Inc.	1,200	$22,560
Matthews International Corp., Class A	747	39,927
McGrath RentCorp	612	15,416
Mobile Mini, Inc.	1,167	36,329
MSA Safety, Inc.	925	40,210
Multi-Color Corp.	421	25,180
NL Industries, Inc. (I)	1,224	3,721
Performant Financial Corp. (I)	960	1,718
Perma-fix Environmental Services (I)	1,398	5,229
Pitney Bowes, Inc.	4,854	100,235
Quad/Graphics, Inc.	1,184	11,011
R.R. Donnelley & Sons Company	4,538	66,799
Republic Services, Inc.	8,314	365,733
Rollins, Inc.	5,152	133,437
SP Plus Corp. (I)	724	17,304
Steelcase, Inc., Class A	2,790	41,571
Stericycle, Inc. (I)	1,979	238,667
Swisher Hygiene, Inc. (I)	450	433
Team, Inc. (I)	602	19,240
Tetra Tech, Inc.	1,545	40,201
The ADT Corp.	4,111	135,581
The Brink’s Company	1,281	36,970
TRC Companies, Inc. (I)	1,168	10,804
UniFirst Corp.	475	49,495
US Ecology, Inc.	556	20,261
Versar, Inc. (I)	1,039	3,211
Waste Connections, Inc.	2,939	165,524
Waste Management, Inc.	10,917	582,640
West Corp.	1,935	41,738
		3,306,993
Construction and engineering - 0.2%
AECOM (I)	3,752	112,673
Aegion Corp. (I)	1,004	19,387
Ameresco, Inc., Class A (I)	1,114	6,963
Argan, Inc.	389	12,604
Comfort Systems USA, Inc.	940	26,715
Dycom Industries, Inc. (I)	863	60,375
EMCOR Group, Inc.	1,546	74,270
Fluor Corp.	3,546	167,442
Furmanite Corp. (I)	1,126	7,499
Granite Construction, Inc.	951	40,807
Great Lakes Dredge & Dock Corp. (I)	2,049	8,114
HC2 Holdings, Inc. (I)	745	3,941
Jacobs Engineering Group, Inc. (I)	3,098	129,961
KBR, Inc.	3,643	61,640
Layne Christensen Company (I)	532	2,798
MasTec, Inc. (I)	2,008	34,899
MYR Group, Inc. (I)	561	11,562
Orion Marine Group, Inc. (I)	1,494	6,230
Primoris Services Corp.	1,267	27,912
Quanta Services, Inc. (I)	4,821	97,625
Tutor Perini Corp. (I)	1,191	19,937
		933,354
Electrical equipment - 0.5%
Active Power, Inc. (I)	864	1,123
Acuity Brands, Inc.	1,041	243,386
Allied Motion Technologies, Inc.	298	7,802
American Electric Technologies, Inc. (I)	709	1,482
American Superconductor Corp. (I)	124	790
AMETEK, Inc.	5,700	305,463
AZZ, Inc.	669	37,176
Babcock & Wilcox Enterprises, Inc. (I)	1,219	25,441

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Broadwind Energy, Inc. (I)	481	$1,000
Eaton Corp. PLC	11,295	587,792
Emerson Electric Company	16,350	782,021
Encore Wire Corp.	509	18,879
Energous Corp. (I)	892	7,056
EnerSys	1,078	60,293
Enphase Energy, Inc. (I)	1,270	4,458
Espey Manufacturing & Electronics Corp.	162	4,215
Franklin Electric Company, Inc.	1,168	31,571
General Cable Corp.	1,116	14,988
Global Power Equipment Group, Inc.	1,617	5,627
Hubbell, Inc.	1,387	140,142
Lighting Science Group Corp. (I)	3,647	292
Lime Energy Company (I)	158	474
Plug Power, Inc. (I)(L)	4,666	9,845
Powell Industries, Inc.	356	9,267
Power Solutions International, Inc. (I)(L)	259	4,727
PowerSecure International, Inc. (I)	852	12,823
Regal Beloit Corp.	1,083	63,377
Revolution Lighting Technologies, Inc. (I)	6,658	5,293
Rockwell Automation, Inc.	3,223	330,712
SolarCity Corp. (I)	2,330	118,877
Vicor Corp. (I)	1,178	10,743
		2,847,135
Industrial conglomerates - 2.1%
3M Company	15,124	2,278,279
Carlisle Companies, Inc.	1,533	135,962
Danaher Corp.	16,823	1,562,520
General Electric Company	239,980	7,475,377
Icahn Enterprises LP	2,914	178,628
Raven Industries, Inc.	906	14,134
Roper Technologies, Inc.	2,377	451,131
		12,096,031
Machinery - 1.4%
Actuant Corp., Class A	1,597	38,264
AGCO Corp.	2,045	92,823
Albany International Corp., Class A	756	27,632
Allison Transmission Holdings, Inc.	4,233	109,592
Altra Industrial Motion Corp.	757	18,986
American Railcar Industries, Inc. (L)	519	24,019
Art’s-Way Manufacturing Company, Inc.	912	2,827
Astec Industries, Inc.	567	23,077
Barnes Group, Inc.	1,329	47,033
Blount International, Inc. (I)	1,228	12,047
Briggs & Stratton Corp.	1,078	18,649
Caterpillar, Inc.	14,464	982,973
Chart Industries, Inc. (I)	708	12,716
CIRCOR International, Inc.	498	20,991
CLARCOR, Inc.	1,194	59,318
Colfax Corp. (I)	2,908	67,902
Columbus McKinnon Corp.	651	12,304
Crane Company	1,353	64,728
Cummins, Inc.	4,339	381,875
Deere & Company	8,041	613,287
Donaldson Company, Inc.	3,287	94,205
Douglas Dynamics, Inc.	619	13,042
Dover Corp.	3,874	237,515
Energy Recovery, Inc. (I)	1,363	9,636
EnPro Industries, Inc.	606	26,567
ESCO Technologies, Inc.	685	24,756
Federal Signal Corp.	1,496	23,712
Flowserve Corp.	3,173	133,520
190

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
FreightCar America, Inc.	399	$7,753
Global Brass & Copper Holdings, Inc.	715	15,230
Graco, Inc.	1,398	100,754
Harsco Corp.	2,023	15,941
Hillenbrand, Inc.	1,580	46,815
Hurco Companies, Inc.	348	9,243
Hyster-Yale Materials Handling, Inc.	284	14,896
IDEX Corp.	1,846	141,422
Illinois Tool Works, Inc.	9,038	837,642
ITT Corp.	2,155	78,270
John Bean Technologies Corp.	744	37,074
Joy Global, Inc. (L)	2,321	29,268
Kadant, Inc.	356	14,457
Kennametal, Inc.	1,834	35,213
LB Foster Company, Class A	274	3,743
Lincoln Electric Holdings, Inc.	1,854	96,204
Lindsay Corp. (L)	317	22,951
Lydall, Inc. (I)	557	19,762
Manitex International, Inc. (I)	420	2,499
Meritor, Inc. (I)	2,393	19,982
MFRI, Inc. (I)	583	3,813
Mueller Industries, Inc.	1,282	34,742
Mueller Water Products, Inc., Class A	4,056	34,882
Navistar International Corp. (I)	1,939	17,141
NN, Inc.	585	9,325
Nordson Corp.	1,454	93,274
Oshkosh Corp.	1,833	71,560
PACCAR, Inc.	8,467	401,336
Parker-Hannifin Corp.	3,384	328,180
Pentair PLC	4,379	216,892
Proto Labs, Inc. (I)	634	40,379
RBC Bearings, Inc. (I)	550	35,525
Rexnord Corp. (I)	2,474	44,829
Snap-on, Inc.	1,364	233,831
SPX Corp.	983	9,171
SPX FLOW, Inc. (I)	983	27,436
Standex International Corp.	291	24,197
Stanley Black & Decker, Inc.	3,727	397,783
Sun Hydraulics Corp.	689	21,862
Tennant Company	503	28,299
Terex Corp.	2,510	46,385
The ExOne Company (I)	298	2,992
The Gorman-Rupp Company	672	17,963
The Greenbrier Companies, Inc.	617	20,127
The Manitowoc Company, Inc.	3,212	49,304
The Middleby Corp. (I)	1,377	148,537
The Timken Company	2,111	60,353
The Toro Company	1,288	94,114
Titan International, Inc.	1,924	7,581
TriMas Corp. (I)	1,133	21,130
Trinity Industries, Inc.	3,797	91,204
Valmont Industries, Inc.	544	57,675
Wabash National Corp. (I)	1,506	17,816
WABCO Holdings, Inc. (I)	1,374	140,505
Wabtec Corp.	2,307	164,074
Watts Water Technologies, Inc., Class A	857	42,567
Woodward, Inc.	1,547	76,824
Xylem, Inc.	4,271	155,892
		8,032,615
Marine - 0.0%
Eagle Bulk Shipping, Inc. (I)	1,269	4,467
International Shipholding Corp.	390	566
Kirby Corp. (I)	1,313	69,090

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Marine (continued)
Matson, Inc.	1,025	$43,696
Rand Logistics, Inc. (I)	1,550	2,480
		120,299
Professional services - 0.4%
Acacia Research Corp.	1,195	5,127
CBIZ, Inc. (I)	1,604	15,815
CEB, Inc.	835	51,261
CRA International, Inc. (I)	497	9,269
Equifax, Inc.	2,853	317,739
Exponent, Inc.	578	28,871
FTI Consulting, Inc. (I)	1,072	37,156
Heidrick & Struggles International, Inc.	695	18,918
Huron Consulting Group, Inc. (I)	572	33,977
ICF International, Inc. (I)	571	20,305
IHS, Inc., Class A (I)	1,647	195,054
Insperity, Inc.	655	31,538
Kelly Services, Inc., Class A	880	14,212
Kforce, Inc.	800	20,224
Korn/Ferry International	1,149	38,124
ManpowerGroup, Inc.	1,845	155,515
Mastech Holdings, Inc. (I)	296	2,164
Mistras Group, Inc. (I)	687	13,115
Navigant Consulting, Inc. (I)	1,124	18,051
Odyssey Marine Exploration, Inc. (I)(L)	2,604	703
On Assignment, Inc. (I)	1,216	54,659
Resources Connection, Inc.	976	15,948
Robert Half International, Inc.	3,205	151,084
RPX Corp. (I)	1,202	13,222
The Advisory Board Company (I)	1,035	51,346
The Dun & Bradstreet Corp.	840	87,301
Towers Watson & Company, Class A	1,667	214,143
TriNet Group, Inc. (I)	1,720	33,282
TrueBlue, Inc. (I)	909	23,416
Verisk Analytics, Inc. (I)	3,762	289,223
VSE Corp.	167	10,384
WageWorks, Inc. (I)	826	37,476
Willdan Group, Inc. (I)	422	3,536
		2,012,158
Road and rail - 0.8%
AMERCO	475	185,013
ArcBest Corp.	705	15,080
Avis Budget Group, Inc. (I)	2,564	93,048
Celadon Group, Inc.	717	7,091
Covenant Transportation
Group, Inc., Class A (I)	466	8,803
CSX Corp.	23,658	613,925
Genesee & Wyoming, Inc., Class A (I)	1,320	70,871
Heartland Express, Inc.	2,013	34,261
Hertz Global Holdings, Inc. (I)	10,832	154,139
J.B. Hunt Transport Services, Inc.	2,751	201,813
Kansas City Southern	2,651	197,950
Knight Transportation, Inc.	1,874	45,407
Landstar System, Inc.	1,058	62,052
Marten Transport, Ltd.	864	15,293
Norfolk Southern Corp.	7,363	622,836
Old Dominion Freight Line, Inc. (I)	2,039	120,444
P.A.M. Transportation Services, Inc. (I)	203	5,601
Patriot Transportation Holding, Inc. (I)	144	3,341
Roadrunner Transportation Systems, Inc. (I)	1,015	9,571
Ryder System, Inc.	1,258	71,492
Saia, Inc. (I)	643	14,307
Swift Transportation Company (I)	3,346	46,242
191

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Union Pacific Corp.	21,034	$1,644,859
Universal Truckload Services, Inc.	735	10,319
Werner Enterprises, Inc.	1,617	37,822
YRC Worldwide, Inc. (I)	748	10,607
		4,302,187
Trading companies and distributors - 0.3%
Air Lease Corp.	2,442	81,758
Aircastle, Ltd.	1,918	40,067
Applied Industrial Technologies, Inc.	1,031	41,745
Beacon Roofing Supply, Inc. (I)	1,322	54,440
BMC Stock Holdings, Inc. (I)	780	13,065
CAI International, Inc. (I)	572	5,766
DXP Enterprises, Inc. (I)	367	8,368
Fastenal Company (L)	7,085	289,210
GATX Corp.	1,014	43,146
H&E Equipment Services, Inc.	759	13,267
HD Supply Holdings, Inc. (I)	4,686	140,721
Houston Wire & Cable Company	1,245	6,574
Kaman Corp.	670	27,343
MRC Global, Inc. (I)	2,326	30,005
MSC Industrial Direct Company, Inc., Class A	1,445	81,310
NOW, Inc. (I)	2,550	40,341
Rush Enterprises, Inc., Class A (I)	968	21,190
TAL International Group, Inc. (I)	812	12,911
Textainer Group Holdings, Ltd.	1,298	18,315
Titan Machinery, Inc. (I)	1,017	11,116
United Rentals, Inc. (I)	2,320	168,293
Veritiv Corp. (I)	392	14,198
W.W. Grainger, Inc. (L)	1,606	325,360
Watsco, Inc.	857	100,380
WESCO International, Inc. (I)	1,020	44,554
		1,633,443
Transportation infrastructure - 0.0%
Macquarie Infrastructure Company LLC	1,791	130,027
Wesco Aircraft Holdings, Inc. (I)	2,341	28,022
		158,049
		58,328,308
Information technology - 19.6%
Communications equipment - 1.4%
ADTRAN, Inc.	1,439	24,780
Alliance Fiber Optic Products, Inc. (I)	613	9,293
Arista Networks, Inc. (I)(L)	1,477	114,970
ARRIS Group, Inc. (I)	3,419	104,519
Aviat Networks, Inc. (I)	1,974	1,516
Bel Fuse, Inc., Class B	373	6,449
Brocade Communications Systems, Inc.	10,289	94,453
CalAmp Corp. (I)	938	18,694
Calix, Inc. (I)	1,421	11,183
Ciena Corp. (I)	3,101	64,160
Cisco Systems, Inc.	121,634	3,302,971
Clearfield, Inc. (I)(L)	610	8,180
ClearOne, Inc.	466	6,025
CommScope Holding Company, Inc. (I)	4,526	117,178
Comtech Telecommunications Corp.	434	8,719
Digi International, Inc. (I)	1,083	12,325
EchoStar Corp., Class A (I)	2,166	84,712
EMCORE Corp. (I)	1,829	11,212
Extreme Networks, Inc. (I)	4,322	17,634
F5 Networks, Inc. (I)	1,685	163,378
Finisar Corp. (I)	2,580	37,513
Harmonic, Inc. (I)	2,721	11,074

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
Harris Corp.	2,898	$251,836
Infinera Corp. (I)	3,206	58,093
InterDigital, Inc.	843	41,341
Ixia (I)	1,783	22,163
Juniper Networks, Inc.	9,750	269,100
Lantronix, Inc. (I)	2,979	3,366
Lumentum Holdings, Inc. (I)	1,083	23,848
Motorola Solutions, Inc.	5,150	352,518
NETGEAR, Inc. (I)	889	37,258
NetScout Systems, Inc. (I)	949	29,134
Novatel Wireless, Inc. (I)	1,074	1,794
Optical Cable Corp.	1,147	3,269
Palo Alto Networks, Inc. (I)	1,949	343,297
ParkerVision, Inc. (I)	2,235	520
PC-Tel, Inc.	1,250	5,688
Plantronics, Inc.	989	46,898
Polycom, Inc. (I)	3,382	42,579
Powerwave Technologies, Inc. (I)	912	0
QUALCOMM, Inc.	39,325	1,965,660
Ruckus Wireless, Inc. (I)	2,350	25,169
ShoreTel, Inc. (I)	2,189	19,373
Sonus Networks, Inc. (I)	1,059	7,551
Sycamore Networks, Inc. (I)	15,711	8,013
Ubiquiti Networks, Inc. (I)(L)	2,142	67,880
UTStarcom Holdings Corp. (I)	4,473	11,093
ViaSat, Inc. (I)	1,181	72,053
Viavi Solutions, Inc. (I)	5,415	32,977
		7,973,409
Electronic equipment, instruments and components - 0.6%
ADDvantage Technologies Group, Inc. (I)	2,280	4,081
Amphenol Corp., Class A	7,342	383,473
Anixter International, Inc. (I)	773	46,681
Arrow Electronics, Inc. (I)	2,244	121,580
Avnet, Inc.	3,210	137,516
AVX Corp.	4,025	48,864
Belden, Inc.	982	46,822
Benchmark Electronics, Inc. (I)	1,151	23,791
CDW Corp.	4,060	170,682
Checkpoint Systems, Inc.	1,010	6,333
Cognex Corp.	2,013	67,979
Coherent, Inc. (I)	623	40,564
Corning, Inc.	30,209	552,221
CTS Corp.	903	15,929
Daktronics, Inc.	1,118	9,749
Dolby Laboratories, Inc., Class A	2,501	84,159
DTS, Inc. (I)	507	11,448
Echelon Corp. (I)	121	682
eMagin Corp. (I)	820	1,140
FARO Technologies, Inc. (I)	470	13,874
FEI Company	1,012	80,747
FLIR Systems, Inc.	3,254	91,340
GSI Group, Inc. (I)	1,138	15,500
ID Systems, Inc. (I)	1,141	5,249
Identive Group, Inc. (I)	182	362
II-VI, Inc. (I)	1,532	28,434
Ingram Micro, Inc., Class A	3,568	108,396
Insight Enterprises, Inc. (I)	950	23,864
InvenSense, Inc. (I)	2,397	24,521
IPG Photonics Corp. (I)	1,272	113,412
Iteris, Inc. (I)	3,257	7,003
Itron, Inc. (I)	903	32,671
Jabil Circuit, Inc.	4,709	109,673
Keysight Technologies, Inc. (I)	4,059	114,991
192

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Kimball Electronics, Inc. (I)	795	$8,737
Knowles Corp. (I)(L)	2,195	29,259
Littelfuse, Inc.	562	60,140
LoJack Corp. (I)	1,813	10,080
LRAD Corp. (I)	2,439	4,854
Methode Electronics, Inc.	886	28,201
MTS Systems Corp.	336	21,306
Multi-Fineline Electronix, Inc. (I)	666	13,773
National Instruments Corp.	3,022	86,701
Netlist, Inc. (I)	5,918	5,208
Newport Corp. (I)	1,042	16,537
OSI Systems, Inc. (I)	477	42,291
PAR Technology Corp. (I)	1,225	8,244
Park Electrochemical Corp.	597	8,991
PC Connection, Inc.	675	15,282
Perceptron, Inc. (I)	534	4,160
Plexus Corp. (I)	830	28,984
Radisys Corp. (I)	3,347	9,271
RealD, Inc. (I)	1,198	12,639
Rofin-Sinar Technologies, Inc. (I)	720	19,282
Rogers Corp. (I)	481	24,805
Sanmina Corp. (I)	2,020	41,572
ScanSource, Inc. (I)	664	21,394
SYNNEX Corp.	897	80,667
Tech Data Corp. (I)	895	59,410
Trimble Navigation, Ltd. (I)	6,326	135,693
TTM Technologies, Inc. (I)	2,628	17,108
Universal Display Corp. (I)	1,115	60,701
Vishay Intertechnology, Inc.	3,586	43,211
Zebra Technologies Corp., Class A (I)	1,242	86,505
		3,548,737
Internet software and services - 4.2%
Actua Corp. (I)	972	11,129
Akamai Technologies, Inc. (I)	4,260	224,204
Alphabet, Inc., Class C (I)	16,256	12,336,353
Amber Road, Inc. (I)	734	3,736
Angie’s List, Inc. (I)	1,342	12,548
Bankrate, Inc. (I)	2,362	31,415
Bazaarvoice, Inc. (I)	1,789	7,836
Benefitfocus, Inc. (I)(L)	751	27,329
Blucora, Inc. (I)	902	8,840
Box, Inc., Class A (I)(L)	2,983	41,643
Brightcove, Inc. (I)	656	4,067
BroadVision, Inc. (I)	124	744
Carbonite, Inc. (I)	665	6,517
ChannelAdvisor Corp. (I)	879	12,174
comScore, Inc. (I)	992	40,821
Constant Contact, Inc. (I)	882	25,790
Cornerstone OnDemand, Inc. (I)	1,341	46,305
CoStar Group, Inc. (I)	763	157,704
Cvent, Inc. (I)	1,002	34,980
Demand Media, Inc. (I)	359	1,975
Demandware, Inc. (I)	849	45,821
DHI Group, Inc. (I)	1,548	14,195
eBay, Inc. (I)	28,846	792,688
Endurance International
Group Holdings, Inc. (I)(L)	3,078	33,643
Envestnet, Inc. (I)	1,037	30,954
Everyday Health, Inc. (I)	874	5,261
Facebook, Inc., Class A (I)	66,665	6,977,159
GoDaddy, Inc., Class A (I)	3,688	118,237
Gogo, Inc. (I)	2,099	37,362

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
GrubHub, Inc. (I)(L)	1,902	$46,028
Hortonworks, Inc. (I)(L)	1,107	24,243
InterActiveCorp	2,024	121,541
Internap Corp. (I)	1,629	10,426
IntraLinks Holdings, Inc. (I)	1,586	14,385
iPass, Inc. (I)	3,427	3,427
j2 Global, Inc.	1,122	92,363
Limelight Networks, Inc. (I)	3,144	4,590
LinkedIn Corp., Class A (I)	2,980	670,738
Liquidity Services, Inc. (I)	719	4,674
LivePerson, Inc. (I)	1,346	9,086
LogMeIn, Inc. (I)	564	37,844
Marchex, Inc., Class B	1,000	3,890
Marketo, Inc. (I)	1,075	30,863
Monster Worldwide, Inc. (I)	2,708	15,517
New Relic, Inc. (I)	1,191	43,388
NIC, Inc.	1,581	31,114
OPOWER, Inc. (I)(L)	1,047	11,056
Pandora Media, Inc. (I)	5,108	68,498
Q2 Holdings, Inc. (I)	934	24,630
QuinStreet, Inc. (I)	930	3,990
Qumu Corp. (I)	1,006	2,726
Quotient Technology, Inc. (I)	1,821	12,419
Rackspace Hosting, Inc. (I)	3,378	85,531
RetailMeNot, Inc. (I)	1,273	12,628
Rightside Group, Ltd. (I)	359	2,980
SciQuest, Inc. (I)	622	8,067
Shutterstock, Inc. (I)(L)	860	27,812
Spark Networks, Inc. (I)	2,093	8,058
SPS Commerce, Inc. (I)	436	30,612
Stamps.com, Inc. (I)	428	46,913
support.com, Inc. (I)	1,791	1,809
Synacor, Inc. (I)	3,046	5,331
TechTarget, Inc. (I)	764	6,135
Textura Corp. (I)	730	15,753
TheStreet, Inc.	2,512	3,768
TrueCar, Inc. (I)(L)	1,810	17,267
Twitter, Inc. (I)	15,463	357,814
United Online, Inc. (I)	328	3,867
Unwired Planet, Inc. (I)	5,730	4,945
VeriSign, Inc. (I)(L)	2,770	241,987
Web.com Group, Inc. (I)	1,291	25,833
WebMD Health Corp. (I)	946	45,692
XO Group, Inc. (I)	781	12,543
Yahoo!, Inc. (I)	22,298	741,631
Yelp, Inc. (I)	1,819	52,387
YuMe, Inc. (I)	1,788	6,276
Zillow Group, Inc., Class A (I)(L)	1,284	33,435
Zillow Group, Inc., Class C (I)(L)	2,568	60,297
		24,238,237
IT services - 3.6%
Acxiom Corp. (I)	1,763	36,882
Alliance Data Systems Corp. (I)	1,490	412,089
Automatic Data Processing, Inc.	11,324	959,369
Blackhawk Network Holdings, Inc. (I)	1,328	58,711
Booz Allen Hamilton Holding Corp.	3,622	111,739
Broadridge Financial Solutions, Inc.	2,859	153,614
CACI International, Inc., Class A (I)	600	55,668
Cardtronics, Inc. (I)	1,085	36,510
Cass Information Systems, Inc.	337	17,342
Cognizant Technology
Solutions Corp., Class A (I)	14,546	873,051
Computer Sciences Corp.	3,301	107,877
193

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Convergys Corp.	2,403	$59,811
CoreLogic, Inc. (I)	2,116	71,648
CSG Systems International, Inc.	918	33,030
CSRA, Inc.	3,301	99,030
Datalink Corp. (I)	1,109	7,541
DST Systems, Inc.	855	97,521
EPAM Systems, Inc. (I)	1,164	91,514
Euronet Worldwide, Inc. (I)	1,283	92,928
Everi Holdings, Inc. (I)	2,025	8,890
ExlService Holdings, Inc. (I)	766	34,416
Fidelity National Information Services, Inc.	6,779	410,807
Fiserv, Inc. (I)	5,665	518,121
FleetCor Technologies, Inc. (I)	2,175	310,873
Forrester Research, Inc.	607	17,287
Gartner, Inc. (I)	2,066	187,386
Genpact, Ltd. (I)	5,250	131,145
Global Payments, Inc.	3,230	208,367
Heartland Payment Systems, Inc.	844	80,028
Higher One Holdings, Inc. (I)	1,420	4,601
IBM Corp.	23,551	3,241,089
Information Services Group, Inc.	2,678	9,694
Innodata, Inc. (I)	808	2,303
Jack Henry & Associates, Inc.	1,912	149,251
Leidos Holdings, Inc.	1,814	102,056
Lionbridge Technologies, Inc. (I)	1,904	9,349
ManTech International Corp., Class A	903	27,307
MasterCard, Inc., Class A	27,372	2,664,938
MAXIMUS, Inc.	1,529	86,006
MoneyGram International, Inc. (I)	1,413	8,860
NCI, Inc., Class A	381	5,201
NeuStar, Inc., Class A (I)(L)	1,360	32,599
Paychex, Inc.	8,633	456,599
PayPal Holdings, Inc. (I)	28,846	1,044,225
PFSweb, Inc. (I)	714	9,189
Sabre Corp.	6,374	178,281
Science Applications International Corp.	1,136	52,006
ServiceSource International, Inc. (I)	3,065	14,130
Sykes Enterprises, Inc. (I)	996	30,657
Syntel, Inc. (I)	2,000	90,500
TeleTech Holdings, Inc.	1,061	29,613
Teradata Corp. (I)	3,634	96,010
The Hackett Group, Inc.	988	15,877
The Western Union Company	12,297	220,239
Total System Services, Inc.	4,451	221,660
Unisys Corp. (I)	1,335	14,752
Vantiv, Inc., Class A (I)	4,406	208,933
VeriFone Systems, Inc. (I)	2,675	74,954
Virtusa Corp. (I)	733	30,302
Visa, Inc., Class A	72,669	5,635,481
WEX, Inc. (I)	916	80,974
Xerox Corp.	26,375	280,366
		20,411,197
Semiconductors and semiconductor equipment - 2.1%
Advanced Energy Industries, Inc. (I)	919	25,943
Advanced Micro Devices, Inc. (I)(L)	17,816	51,132
Ambarella, Inc. (I)(L)	697	38,851
Amkor Technology, Inc. (I)	5,636	34,267
Analog Devices, Inc.	7,438	411,470
Applied Materials, Inc.	29,352	548,002
Applied Micro Circuits Corp. (I)	1,860	11,848
Atmel Corp.	9,935	85,540
Axcelis Technologies, Inc. (I)	4,194	10,862
Broadcom Corp., Class A	14,250	823,935

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Brooks Automation, Inc.	1,693	$18,081
Cabot Microelectronics Corp. (I)	546	23,904
Cavium, Inc. (I)	1,306	85,817
CEVA, Inc. (I)	686	16,025
Cirrus Logic, Inc. (I)	1,542	45,535
Cohu, Inc.	836	10,091
Cree, Inc. (I)(L)	2,730	72,809
Cypress Semiconductor Corp. (I)	7,563	74,193
Diodes, Inc. (I)	1,139	26,174
DSP Group, Inc. (I)	1,040	9,818
Entegris, Inc. (I)	3,313	43,964
Exar Corp. (I)	1,365	8,367
Fairchild Semiconductor International, Inc. (I)	2,777	57,512
First Solar, Inc. (I)	2,345	154,747
FormFactor, Inc. (I)	1,372	12,348
GSI Technology, Inc. (I)	900	3,348
GT Advanced Technologies, Inc. (I)(L)	3,563	374
Inphi Corp. (I)	911	24,615
Integrated Device Technology, Inc. (I)	3,445	90,776
Intel Corp.	112,806	3,886,167
Intermolecular, Inc. (I)	4,811	11,162
Intersil Corp., Class A	3,066	39,122
inTEST Corp. (I)	1,205	5,097
KLA-Tencor Corp.	3,832	265,749
Kulicke & Soffa Industries, Inc. (I)	1,781	20,784
Lam Research Corp.	3,804	302,114
Lattice Semiconductor Corp. (I)	2,974	19,242
Linear Technology Corp.	5,665	240,593
M/A-COM Technology
Solutions Holdings, Inc. (I)	1,327	54,261
Marvell Technology Group, Ltd.	12,153	107,189
Mattson Technology, Inc. (I)	1,856	6,552
Maxim Integrated Products, Inc.	6,649	252,662
MaxLinear, Inc., Class A (I)	1,434	21,123
Microchip Technology, Inc.	4,765	221,763
Micron Technology, Inc. (I)	25,660	363,346
Microsemi Corp. (I)	2,319	75,576
MKS Instruments, Inc.	1,286	46,296
Monolithic Power Systems, Inc.	1,007	64,156
Nanometrics, Inc. (I)	623	9,432
NVE Corp.	175	9,832
NVIDIA Corp.	13,079	431,084
NXP Semiconductors NV (I)	2,573	216,775
OmniVision Technologies, Inc. (I)	1,411	40,947
ON Semiconductor Corp. (I)	10,127	99,245
PDF Solutions, Inc. (I)	882	9,561
Photronics, Inc. (I)	1,479	18,414
PMC-Sierra, Inc. (I)	5,216	60,610
Power Integrations, Inc.	714	34,722
Rambus, Inc. (I)	2,670	30,945
Rudolph Technologies, Inc. (I)	971	13,808
Semtech Corp. (I)	1,537	29,080
Sigma Designs, Inc. (I)	1,223	7,729
Silicon Laboratories, Inc. (I)	1,002	48,637
Skyworks Solutions, Inc.	4,520	347,272
STR Holdings, Inc.	406	148
SunEdison Semiconductor, Ltd. (I)	1,110	8,702
SunEdison, Inc. (I)(L)	6,553	33,355
SunPower Corp. (I)(L)	3,206	96,212
Synaptics, Inc. (I)	852	68,450
Teradyne, Inc.	5,224	107,980
Tessera Technologies, Inc.	1,327	39,823
Texas Instruments, Inc.	24,945	1,367,235
194

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Transwitch Corp. (I)	1,304	$1
Ultratech, Inc. (I)	647	12,824
Veeco Instruments, Inc. (I)	1,054	21,670
Xcerra Corp. (I)	1,415	8,561
Xilinx, Inc.	6,266	294,314
		12,290,670
Software - 4.5%
ACI Worldwide, Inc. (I)	2,863	61,268
Activision Blizzard, Inc.	17,189	665,386
Adobe Systems, Inc. (I)	11,947	1,122,301
ANSYS, Inc. (I)	2,116	195,730
Aspen Technology, Inc. (I)	2,076	78,390
Autodesk, Inc. (I)	5,448	331,947
Blackbaud, Inc.	1,162	76,529
Bottomline Technologies, Inc. (I)	911	27,084
BroadSoft, Inc. (I)	685	24,222
BSQUARE Corp. (I)	1,025	6,242
CA, Inc.	10,494	299,709
Cadence Design Systems, Inc. (I)	6,903	143,651
Callidus Software, Inc. (I)	1,491	27,688
Citrix Systems, Inc. (I)	3,751	283,763
CommVault Systems, Inc. (I)	1,078	42,419
Covisint Corp. (I)	734	1,835
Document Security Systems, Inc. (I)	1,772	301
Ebix, Inc.	840	27,544
Electronic Arts, Inc. (I)	7,374	506,741
Ellie Mae, Inc. (I)	692	41,679
Epiq Systems, Inc.	1,028	13,436
Fair Isaac Corp.	763	71,859
FalconStor Software, Inc. (I)	1,749	3,288
FireEye, Inc. (I)	3,725	77,257
Fleetmatics Group PLC (I)(L)	928	47,133
Fortinet, Inc. (I)	4,044	126,051
Gigamon, Inc. (I)	777	20,645
Glu Mobile, Inc. (I)	2,758	6,702
Guidance Software, Inc. (I)	1,441	8,675
Guidewire Software, Inc. (I)	1,731	104,137
HubSpot, Inc. (I)	768	43,246
Imperva, Inc. (I)	763	48,306
Infoblox, Inc. (I)	1,457	26,794
Interactive Intelligence Group, Inc. (I)	490	15,396
Intuit, Inc.	6,613	638,155
Jive Software, Inc. (I)	2,807	11,453
Majesco Entertainment Company (I)	212	220
Manhattan Associates, Inc. (I)	1,728	114,342
Mentor Graphics Corp.	2,655	48,905
Microsoft Corp.	195,424	10,842,124
MicroStrategy, Inc., Class A (I)	263	47,153
Mitek Systems, Inc. (I)	1,254	5,154
MobileIron, Inc. (I)	1,929	6,964
Model N, Inc. (I)	1,073	11,975
Monotype Imaging Holdings, Inc.	833	19,692
NetSuite, Inc. (I)	1,847	156,293
Nuance Communications, Inc. (I)	7,894	157,012
Oracle Corp.	105,589	3,857,166
Paycom Software, Inc. (I)	1,257	47,301
Paylocity Holding Corp. (I)	1,217	49,349
Pegasystems, Inc.	1,800	49,500
Progress Software Corp. (I)	1,317	31,608
Proofpoint, Inc. (I)	933	60,654
PROS Holdings, Inc. (I)	740	17,050
PTC, Inc. (I)	2,652	91,839
Qlik Technologies, Inc. (I)	2,198	69,589

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Qualys, Inc. (I)	868	$28,722
RealPage, Inc. (I)	2,058	46,202
Red Hat, Inc. (I)	4,335	358,981
RingCentral, Inc., Class A (I)	1,376	32,446
Rosetta Stone, Inc. (I)	599	4,007
Rovi Corp. (I)	2,223	37,035
salesforce.com, Inc. (I)	15,041	1,179,214
ServiceNow, Inc. (I)	3,531	305,643
Silver Spring Networks, Inc. (I)	1,081	15,577
Smith Micro Software, Inc. (I)	1,763	1,285
SolarWinds, Inc. (I)	1,752	103,193
Solera Holdings, Inc.	1,572	86,193
Splunk, Inc. (I)	2,847	167,432
SS&C Technologies Holdings, Inc.	2,007	137,018
Symantec Corp.	16,133	338,793
Synchronoss Technologies, Inc. (I)	1,046	36,851
Synopsys, Inc. (I)	3,607	164,515
Tableau Software, Inc., Class A (I)	1,694	159,609
Take-Two Interactive Software, Inc. (I)	2,001	69,715
Tangoe, Inc. (I)	1,265	10,613
TeleCommunication Systems, Inc., Class A (I)	1,207	5,999
Telenav, Inc. (I)	1,482	8,433
The Rubicon Project, Inc. (I)	1,007	16,565
The Ultimate Software Group, Inc. (I)	671	131,187
THQ, Inc. (I)	234	5
TiVo, Inc. (I)	2,358	20,350
TubeMogul, Inc. (I)	804	10,934
Tyler Technologies, Inc. (I)	810	141,199
Varonis Systems, Inc. (I)	654	12,295
VASCO Data Security International, Inc. (I)	1,062	17,767
Verint Systems, Inc. (I)	1,403	56,906
VMware, Inc., Class A (I)	10,188	576,335
Wave Systems Corp. (I)	457	636
Workday, Inc., Class A (I)	4,439	353,700
Workiva, Inc. (I)	1,308	22,982
Xura, Inc. (I)	666	16,370
Zendesk, Inc. (I)	2,071	54,757
Zix Corp. (I)	2,372	12,050
Zynga, Inc., Class A (I)	21,526	57,690
		25,710,056
Technology hardware, storage and peripherals - 3.2%
3D Systems Corp. (I)(L)	2,618	22,750
Apple, Inc.	138,707	14,600,299
Avid Technology, Inc. (I)	1,037	7,560
Cray, Inc. (I)	1,015	32,937
Diebold, Inc.	1,534	46,158
Electronics For Imaging, Inc. (I)	1,141	53,330
EMC Corp.	47,423	1,217,823
Hewlett Packard Enterprise Company	43,563	662,158
HP, Inc.	43,563	515,786
Imation Corp. (I)	1,203	1,648
Immersion Corp. (I)	978	11,403
Lexmark International, Inc., Class A	1,463	47,474
NCR Corp. (I)	3,948	96,568
NetApp, Inc.	7,469	198,153
Nimble Storage, Inc. (I)	2,003	18,428
QLogic Corp. (I)	2,269	27,682
SanDisk Corp.	5,090	386,789
Super Micro Computer, Inc. (I)	1,189	29,142
TransAct Technologies, Inc.	494	4,239
Video Display Corp. (I)	1,821	1,839
195

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
Western Digital Corp.	5,522	$331,596
		18,313,762
		112,486,068
Materials - 2.9%
Chemicals - 2.0%
A. Schulman, Inc.	713	21,846
Air Products & Chemicals, Inc.	5,098	663,301
Airgas, Inc.	1,772	245,103
Albemarle Corp.	2,626	147,082
American Vanguard Corp.	1,248	17,484
Ashland, Inc.	1,630	167,401
Axalta Coating Systems, Ltd. (I)	5,488	146,255
Axiall Corp.	1,627	25,056
Balchem Corp.	725	44,080
Cabot Corp.	1,475	60,298
Calgon Carbon Corp.	1,150	19,838
Celanese Corp., Series A	3,606	242,792
CF Industries Holdings, Inc.	5,650	230,577
Chase Corp.	349	14,215
Chemtura Corp. (I)	1,694	46,195
Ciner Resources LP	700	15,624
Codexis, Inc. (I)	2,041	8,633
Core Molding Technologies, Inc. (I)	280	3,592
E.I. du Pont de Nemours & Company	21,592	1,438,027
Eastman Chemical Company	3,541	239,053
Ecolab, Inc.	7,130	815,529
Ferro Corp. (I)	2,227	24,764
Flotek Industries, Inc. (I)(L)	1,385	15,844
FMC Corp.	3,111	121,733
FutureFuel Corp.	1,202	16,227
Hawkins, Inc.	312	11,160
HB Fuller Company	1,198	43,691
Huntsman Corp.	5,713	64,957
Innophos Holdings, Inc.	533	15,446
Innospec, Inc.	621	33,727
International Flavors & Fragrances, Inc.	1,925	230,307
Intrepid Potash, Inc. (I)	1,827	5,390
KMG Chemicals, Inc.	377	8,679
Koppers Holdings, Inc. (I)	493	8,997
Kraton Performance Polymers, Inc. (I)	778	12,923
Kronos Worldwide, Inc.	2,710	15,284
LSB Industries, Inc. (I)	541	3,922
Metabolix, Inc. (I)	1,481	2,281
Minerals Technologies, Inc.	820	37,605
Monsanto Company	11,533	1,136,231
NewMarket Corp.	292	111,173
Northern Technologies International Corp. (I)	322	4,466
OCI Partners LP	2,042	14,559
Olin Corp.	1,916	33,070
OMNOVA Solutions, Inc. (I)	1,710	10,482
PolyOne Corp.	2,180	69,237
PPG Industries, Inc.	6,482	640,551
Praxair, Inc.	6,883	704,819
Prospect Global Resources, Inc. (I)	53	3
Quaker Chemical Corp.	343	26,500
Rayonier Advanced Materials, Inc.	994	9,731
Rentech Nitrogen Partners LP	1,086	11,512
Rentech, Inc. (I)	1,061	3,735
RPM International, Inc.	3,162	139,318
Sensient Technologies Corp.	1,135	71,301
Stepan Company	506	25,143
Terra Nitrogen Company LP	422	42,867

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
The Chemours Company	4,318	$23,144
The Dow Chemical Company	27,612	1,421,466
The Mosaic Company	8,640	238,378
The Scotts Miracle-Gro Company, Class A	1,434	92,507
The Sherwin-Williams Company	2,243	582,283
The Valspar Corp.	1,959	162,499
Trecora Resources (I)	686	8,500
Tredegar Corp.	888	12,095
Trinseo SA (I)(L)	1,169	32,966
Valhi, Inc. (L)	7,686	10,299
W.R. Grace & Company (I)	1,748	174,083
Westlake Chemical Corp.	3,120	169,478
Westlake Chemical Partners LP	703	15,593
		11,282,907
Construction materials - 0.1%
Eagle Materials, Inc.	1,200	72,516
Headwaters, Inc. (I)	1,980	33,403
Martin Marietta Materials, Inc.	1,601	218,665
Summit Materials, Inc. (I)	700	14,035
United States Lime & Minerals, Inc.	212	11,652
Vulcan Materials Company	3,157	299,820
		650,091
Containers and packaging - 0.4%
AptarGroup, Inc.	1,465	106,432
Avery Dennison Corp.	2,194	137,476
Ball Corp.	3,244	235,936
Bemis Company, Inc.	2,253	100,687
Berry Plastics Group, Inc. (I)	2,850	103,113
Crown Holdings, Inc. (I)	3,312	167,918
Graphic Packaging Holding Company	7,926	101,691
Greif, Inc., Class A	1,126	34,692
International Paper Company	10,027	378,018
Myers Industries, Inc.	984	13,107
Owens-Illinois, Inc. (I)	4,039	70,359
Packaging Corp. of America	2,309	145,582
Sealed Air Corp.	4,965	221,439
Silgan Holdings, Inc.	1,489	79,989
Sonoco Products Company	2,324	94,982
WestRock Company	6,432	293,428
		2,284,849
Metals and mining - 0.4%
AK Steel Holding Corp. (I)(L)	4,143	9,280
Alcoa, Inc.	31,032	306,286
Allegheny Technologies, Inc.	2,513	28,271
AM Castle & Company (I)	676	1,075
Ampco-Pittsburgh Corp.	728	7,469
Carpenter Technology Corp.	1,236	37,414
Century Aluminum Company (I)	2,202	9,733
Cliffs Natural Resources, Inc. (I)(L)	3,602	5,691
Coeur Mining, Inc. (I)	3,318	8,229
Commercial Metals Company	2,880	39,427
Compass Minerals International, Inc.	779	58,635
Ferroglobe PLC	1,837	19,748
Freeport-McMoRan, Inc.	24,892	168,519
General Moly, Inc. (I)	2,672	534
Golden Minerals Company (I)	848	170
Handy & Harman, Ltd. (I)	386	7,917
Haynes International, Inc.	336	12,328
Hecla Mining Company	9,212	17,411
Hi-Crush Partners LP	931	5,512
Horsehead Holding Corp. (I)(L)	1,401	2,872
196

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Kaiser Aluminum Corp.	411	$34,384
Materion Corp.	519	14,532
Midway Gold Corp. (I)	3,078	2
Molycorp, Inc. (I)	6,266	144
Newmont Mining Corp.	11,718	210,807
Noranda Aluminum Holding Corp.	237	76
Nucor Corp.	7,622	307,167
Olympic Steel, Inc.	518	5,998
Paramount Gold Nevada Corp. (I)(L)	221	230
Reliance Steel & Aluminum Company	1,791	103,717
Royal Gold, Inc.	1,516	55,289
Schnitzer Steel Industries, Inc., Class A	687	9,872
Solitario Exploration & Royalty Corp. (I)	2,030	1,003
Southern Copper Corp. (L)	19,276	503,489
Steel Dynamics, Inc.	5,615	100,340
Stillwater Mining Company (I)(L)	2,775	23,782
SunCoke Energy Partners LP	506	3,770
SunCoke Energy, Inc.	1,547	5,368
Synalloy Corp.	518	3,564
Tahoe Resources, Inc.	3,348	29,027
TimkenSteel Corp.	1,013	8,489
United States Steel Corp. (L)	3,397	27,108
US Antimony Corp. (I)	2,052	591
Vista Gold Corp. (I)	3,085	847
Walter Energy, Inc. (I)	1,471	16
Worthington Industries, Inc.	1,600	48,224
		2,244,357
Paper and forest products - 0.0%
Boise Cascade Company (I)	927	23,666
Clearwater Paper Corp. (I)	471	21,445
Deltic Timber Corp.	422	24,843
KapStone Paper and Packaging Corp.	2,401	54,239
Louisiana-Pacific Corp. (I)	3,672	66,133
Neenah Paper, Inc.	450	28,094
PH Glatfelter Company	1,142	21,058
Schweitzer-Mauduit International, Inc.	763	32,038
Verso Paper Corp. (I)	1,827	36
Wausau Paper Corp.	1,441	14,741
		286,293
		16,748,497
Telecommunication services - 2.2%
Diversified telecommunication services - 1.9%
8x8, Inc. (I)	2,375	27,194
Alaska Communications
Systems Group, Inc. (I)	1,419	2,483
AT&T, Inc.	146,356	5,036,110
Atlantic Tele-Network, Inc.	401	31,370
CenturyLink, Inc.	13,449	338,377
Cincinnati Bell, Inc. (I)	4,894	17,618
Cogent Communications Group, Inc.	1,163	40,344
Consolidated Communications Holdings, Inc.	1,359	28,471
Frontier Communications Corp.	24,043	112,281
Globalstar, Inc. (I)(L)	22,247	32,036
Hawaiian Telcom Holdco, Inc. (I)	664	16,507
inContact, Inc. (I)	1,441	13,747
Inteliquent, Inc.	876	15,567
Iridium Communications, Inc. (I)(L)	2,478	20,840
Level 3 Communications, Inc. (I)	8,267	449,394
Lumos Networks Corp. (I)	1,002	11,222
ORBCOMM, Inc. (I)	2,257	16,341

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
Straight Path
Communications, Inc., Class B (I)	302	$5,176
Towerstream Corp. (I)	2,254	856
Verizon Communications, Inc.	98,999	4,575,734
Vonage Holdings Corp. (I)	4,929	28,292
Windstream Holdings, Inc. (L)	2,313	14,896
Zayo Group Holdings, Inc. (I)	5,746	152,786
		10,987,642
Wireless telecommunication services - 0.3%
Boingo Wireless, Inc. (I)	1,274	8,434
Leap Wireless International, Inc. (I)	2,036	5,131
SBA Communications Corp., Class A (I)	3,071	322,670
Shenandoah Telecommunications Company	652	28,069
Sprint Corp. (I)(L)	95,174	344,530
T-Mobile US, Inc. (I)	19,333	756,307
Telephone & Data Systems, Inc.	2,523	65,320
United States Cellular Corp. (I)	2,040	83,252
		1,613,713
		12,601,355
Utilities - 2.8%
Electric utilities - 1.5%
ALLETE, Inc.	1,173	59,624
American Electric Power Company, Inc.	11,643	678,438
Avangrid, Inc. (I)	1,407	54,029
Cleco Corp.	1,421	74,190
Duke Energy Corp.	16,877	1,204,849
Edison International	7,767	459,884
El Paso Electric Company	1,103	42,466
Entergy Corp.	4,288	293,128
Eversource Energy	7,567	386,447
Exelon Corp.	20,612	572,395
FirstEnergy Corp.	10,067	319,426
Great Plains Energy, Inc.	3,613	98,671
Hawaiian Electric Industries, Inc.	2,379	68,872
IDACORP, Inc.	1,264	85,952
ITC Holdings Corp.	3,625	142,281
MGE Energy, Inc.	946	43,894
NextEra Energy, Inc.	10,590	1,100,195
OGE Energy Corp.	4,660	122,511
Otter Tail Corp.	937	24,952
Pepco Holdings, Inc.	5,969	155,254
Pinnacle West Capital Corp.	2,624	169,196
PNM Resources, Inc.	1,941	59,336
Portland General Electric Company	1,931	70,230
PPL Corp.	15,898	542,599
The Empire District Electric Company	1,051	29,502
The Southern Company	21,491	1,005,564
Westar Energy, Inc.	3,141	133,210
Xcel Energy, Inc.	11,997	430,812
		8,427,907
Gas utilities - 0.2%
AGL Resources, Inc.	2,821	180,008
AmeriGas Partners LP	2,217	75,977
Atmos Energy Corp.	2,362	148,900
Chesapeake Utilities Corp.	416	23,608
Ferrellgas Partners LP	2,124	35,258
National Fuel Gas Company	2,027	86,654
New Jersey Resources Corp.	2,160	71,194
ONE Gas, Inc.	1,229	61,659
Piedmont Natural Gas Company, Inc.	1,997	113,869
Questar Corp.	4,196	81,738
197

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Gas utilities (continued)
South Jersey Industries, Inc.	1,881	$44,241
Southwest Gas Corp.	1,178	64,978
Suburban Propane Partners LP	1,493	36,295
The Laclede Group, Inc.	1,109	65,886
UGI Corp.	4,169	140,745
WGL Holdings, Inc.	1,266	79,745
		1,310,755
Independent power and renewable electricity producers - 0.1%
AES Corp.	16,573	158,604
Atlantic Power Corp.	4,390	8,648
Calpine Corp. (I)	9,126	132,053
NextEra Energy Partners LP	514	15,343
NRG Energy, Inc.	7,974	93,854
NRG Yield, Inc., Class C (L)	1,481	21,860
Ormat Technologies, Inc.	1,243	45,332
Talen Energy Corp. (I)	1,985	12,367
Terraform Power, Inc., Class A	2,465	31,010
US Geothermal, Inc. (I)	16,718	10,449
Vivint Solar, Inc. (I)(L)	2,719	25,994
		555,514
Multi-utilities - 0.9%
Alliant Energy Corp.	2,632	164,368
Ameren Corp.	5,753	248,702
Avista Corp.	1,574	55,672
Black Hills Corp.	1,042	48,380
CenterPoint Energy, Inc.	10,292	188,961
CMS Energy Corp.	6,570	237,046
Consolidated Edison, Inc.	6,901	443,527
Dominion Resources, Inc.	14,056	950,748
DTE Energy Company	4,184	335,515
MDU Resources Group, Inc.	4,469	81,872
NiSource, Inc.	7,482	145,974
NorthWestern Corp.	1,173	63,635
PG&E Corp.	11,328	602,536
Public Service Enterprise Group, Inc.	12,056	466,447
SCANA Corp.	3,362	203,367
Sempra Energy	5,902	554,847
TECO Energy, Inc.	5,589	148,947
Vectren Corp.	2,075	88,022
WEC Energy Group, Inc.	7,511	385,389
		5,413,955
Water utilities - 0.1%
American States Water Company	1,017	42,663
American Water Works Company, Inc.	4,233	252,922
Aqua America, Inc.	4,256	126,829
Artesian Resources Corp., Class A	784	21,717
California Water Service Group	1,119	26,039
Connecticut Water Service, Inc.	541	20,563
SJW Corp.	641	19,006
		509,739
		16,217,870
TOTAL COMMON STOCKS (Cost $340,245,047)		$564,272,835

CONVERTIBLE BONDS - 0.0%
Health care - 0.0%
Catalyst Biosciences, Inc., 0.000%
02/19/2018 (I)	$779	$265
TOTAL CONVERTIBLE BONDS (Cost $779)		$265

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
WARRANTS - 0.0%
Biotime, Inc. (Expiration Date: 10/01/2018;
Strike Price: $5.00) (I)	184	$195
Education Management Corp. (I)(N)	4,333	287
Genco Shipping & Trading, Ltd. (Expiration
Date: 07/09/2021; Strike Price: $20.99) (I)	84	5
TOTAL WARRANTS (Cost $18,985)		$487

SECURITIES LENDING COLLATERAL - 1.7%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	955,392	9,558,509
TOTAL SECURITIES LENDING
COLLATERAL (Cost $9,559,015)		$9,558,509

SHORT-TERM INVESTMENTS - 2.3%
Repurchase agreement - 2.3%
Repurchase Agreement with State Street Corp.
dated 12/31/2015 at 0.030% to be
repurchased at $13,177,044 on 01/04/2016,
collateralized by $13,530,000 U.S. Treasury
Bonds, 3.000% due 05/15/2045 (valued at
$13,445,438, including interest)	$13,177,000	$13,177,000
TOTAL SHORT-TERM INVESTMENTS (Cost $13,177,000)		$13,177,000
Total Investments (Total Stock Market Index Trust)
(Cost $363,000,826) - 102.3%		$587,009,096
Other assets and liabilities, net - (2.3%)		(13,139,345)
TOTAL NET ASSETS - 100.0%		$573,869,751
U.S. Equity Trust
	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.2%
Consumer discretionary - 19.4%
Auto components - 0.3%
Cooper Tire & Rubber Company	2,200	$83,270
Drew Industries, Inc.	2,400	146,136
Gentex Corp.	22,000	352,220
Lear Corp.	12,000	1,473,960
		2,055,586
Automobiles - 0.0%
Thor Industries, Inc.	5,000	280,750
Distributors - 0.2%
Genuine Parts Company	13,000	1,116,570
Diversified consumer services - 0.0%
Apollo Education Group, Inc. (I)	7,400	56,758
Hotels, restaurants and leisure - 1.0%
Chipotle Mexican Grill, Inc. (I)	11,800	5,662,230
Cracker Barrel Old Country Store, Inc.	200	25,366
DineEquity, Inc.	1,900	160,873
Interval Leisure Group, Inc.	4,100	64,001
Marriott Vacations Worldwide Corp.	4,100	233,495
Penn National Gaming, Inc. (I)	4,900	78,498
Six Flags Entertainment Corp.	8,300	456,002
Texas Roadhouse, Inc.	11,100	397,047
The Cheesecake Factory, Inc.	6,300	290,493
		7,368,005
198

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables - 0.3%
Garmin, Ltd.	4,700	$174,699
Helen of Troy, Ltd. (I)	6,200	584,350
Tupperware Brands Corp.	6,100	339,465
Whirlpool Corp.	5,400	793,098
		1,891,612
Internet and catalog retail - 4.1%
Amazon.com, Inc. (I)	42,271	28,570,546
HSN, Inc.	4,200	212,814
		28,783,360
Leisure products - 0.3%
Hasbro, Inc.	8,000	538,880
Mattel, Inc.	28,900	785,213
Polaris Industries, Inc.	4,300	369,585
Smith & Wesson Holding Corp. (I)	8,100	178,038
		1,871,716
Media - 5.2%
Charter Communications, Inc., Class A (I)(L)	125,200	22,924,120
Comcast Corp., Class A	115,700	6,528,951
Gannett Company, Inc.	15,900	259,011
Liberty Global PLC, Series A (I)	33,700	1,427,532
Liberty Global PLC, Series C (I)	103,706	4,228,094
Meredith Corp.	1,700	73,525
Scholastic Corp.	1,300	50,128
Scripps Networks Interactive, Inc., Class A	5,600	309,176
Starz, Class A (I)	17,000	569,500
TEGNA, Inc.	18,200	464,464
		36,834,501
Multiline retail - 1.1%
Dillard’s, Inc., Class A	2,900	190,559
Dollar General Corp.	24,300	1,746,441
Kohl’s Corp.	19,400	924,022
Macy’s, Inc.	28,500	996,930
Target Corp.	54,500	3,957,245
		7,815,197
Specialty retail - 5.5%
AutoNation, Inc. (I)	7,600	453,416
Bed Bath & Beyond, Inc. (I)	55,700	2,687,525
Foot Locker, Inc.	17,900	1,165,111
Group 1 Automotive, Inc.	2,800	211,960
Hibbett Sports, Inc. (I)	1,100	33,264
L Brands, Inc.	11,500	1,101,930
Lowe’s Companies, Inc.	69,600	5,292,384
Murphy USA, Inc. (I)	5,947	361,221
Penske Automotive Group, Inc.	2,400	101,616
Rent-A-Center, Inc.	8,200	122,754
Ross Stores, Inc.	45,100	2,426,831
Select Comfort Corp. (I)	2,100	44,961
Staples, Inc.	33,300	315,351
The Cato Corp., Class A	3,300	121,506
The Children’s Place, Inc.	600	33,120
The Gap, Inc. (L)	18,100	447,070
The Home Depot, Inc.	156,000	20,631,000
The TJX Companies, Inc.	46,600	3,304,406
		38,855,426
Textiles, apparel and luxury goods - 1.4%
Coach, Inc.	33,200	1,086,636
Fossil Group, Inc. (I)(L)	2,100	76,776
G-III Apparel Group, Ltd. (I)	5,100	225,726
NIKE, Inc., Class B	87,040	5,440,000

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Ralph Lauren Corp.	7,000	$780,360
VF Corp.	42,340	2,635,665
		10,245,163
		137,174,644
Consumer staples - 8.7%
Beverages - 1.0%
Brown-Forman Corp., Class B	3,998	396,921
Dr. Pepper Snapple Group, Inc.	31,200	2,907,840
PepsiCo, Inc.	20,576	2,055,954
The Coca-Cola Company	44,200	1,898,832
		7,259,547
Food and staples retailing - 2.6%
Costco Wholesale Corp.	24,300	3,924,450
CVS Health Corp.	110,100	10,764,477
Sysco Corp.	33,200	1,361,200
Wal-Mart Stores, Inc.	37,580	2,303,654
		18,353,781
Food products - 0.4%
General Mills, Inc.	1,600	92,256
Hormel Foods Corp.	17,600	1,391,808
McCormick & Co., Inc.	11,300	966,828
The Hershey Company	7,600	678,452
		3,129,344
Household products - 0.8%
Church & Dwight Company, Inc.	18,000	1,527,840
Kimberly-Clark Corp.	15,400	1,960,420
The Procter & Gamble Company	23,600	1,874,076
		5,362,336
Personal products - 0.2%
The Estee Lauder Companies, Inc., Class A	12,862	1,132,628
Tobacco - 3.7%
Philip Morris International, Inc.	264,184	23,224,415
Reynolds American, Inc.	64,000	2,953,600
Universal Corp. (L)	3,300	185,064
		26,363,079
		61,600,715
Energy - 7.1%
Oil, gas and consumable fuels - 7.1%
Apache Corp.	32,690	1,453,724
California Resources Corp.	56,800	132,344
Chevron Corp.	263,571	23,710,847
ConocoPhillips	163,500	7,633,815
Denbury Resources, Inc. (L)	12,600	25,452
Devon Energy Corp.	31,000	992,000
Exxon Mobil Corp.	25,600	1,995,520
Hess Corp.	9,000	436,320
Marathon Oil Corp.	120,200	1,513,318
Murphy Oil Corp.	14,600	327,770
Occidental Petroleum Corp.	635	42,932
Tesoro Corp.	16,900	1,780,753
Valero Energy Corp.	137,800	9,743,838
		49,788,633
		49,788,633
Financials - 14.4%
Banks - 5.6%
Chemical Financial Corp.	3,000	102,810
199

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Citigroup, Inc.	242,400	$12,544,200
First Merchants Corp.	800	20,336
Huntington Bancshares, Inc.	22,400	247,744
JPMorgan Chase & Co.	275,900	18,217,677
S&T Bancorp, Inc.	800	24,656
The PNC Financial Services Group, Inc.	32,000	3,049,920
Trustmark Corp.	1,000	23,040
Wells Fargo & Company	94,300	5,126,148
WesBanco, Inc.	2,300	69,046
		39,425,577
Capital markets - 2.5%
BGC Partners, Inc., Class A	21,300	208,953
Federated Investors, Inc., Class B	2,500	71,625
Franklin Resources, Inc.	10,500	386,610
Invesco, Ltd.	7,500	251,100
Janus Capital Group, Inc.	20,500	288,845
SEI Investments Company	4,700	246,280
T. Rowe Price Group, Inc.	22,700	1,622,823
The Charles Schwab Corp.	251,100	8,268,723
The Goldman Sachs Group, Inc.	32,900	5,929,567
		17,274,526
Consumer finance - 0.8%
Capital One Financial Corp.	62,700	4,525,686
Cash America International, Inc.	7,600	227,620
Credit Acceptance Corp. (I)(L)	600	128,412
Encore Capital Group, Inc. (I)(L)	3,300	95,964
Navient Corp.	25,300	289,685
Nelnet, Inc., Class A	700	23,499
PRA Group, Inc. (I)	7,800	270,582
		5,561,448
Diversified financial services - 0.2%
FactSet Research Systems, Inc.	2,500	406,425
Nasdaq, Inc.	14,600	849,282
		1,255,707
Insurance - 5.2%
ACE, Ltd.	31,200	3,645,720
Aflac, Inc.	19,100	1,144,090
American Equity Investment Life
Holding Company	8,100	194,643
American Financial Group, Inc.	5,400	389,232
American International Group, Inc.	112,600	6,977,822
Aspen Insurance Holdings, Ltd.	5,900	284,970
Assurant, Inc.	5,300	426,862
Assured Guaranty, Ltd.	27,000	713,610
Axis Capital Holdings, Ltd.	4,000	224,880
CNO Financial Group, Inc.	8,000	152,720
Endurance Specialty Holdings, Ltd.	11,100	710,289
Everest Re Group, Ltd.	7,200	1,318,248
FBL Financial Group, Inc., Class A	200	12,728
First American Financial Corp.	19,800	710,820
Genworth Financial, Inc., Class A (I)	27,000	100,710
Horace Mann Educators Corp.	2,800	92,904
Kemper Corp.	3,200	119,200
Lincoln National Corp.	37,100	1,864,646
Maiden Holdings, Ltd.	8,300	123,753
MBIA, Inc. (I)	30,800	199,584
Mercury General Corp.	3,100	144,367
Principal Financial Group, Inc.	8,000	359,840
RenaissanceRe Holdings, Ltd.	5,100	577,269
Selective Insurance Group, Inc.	7,700	258,566
The Allstate Corp.	36,100	2,241,449

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
The Hanover Insurance Group, Inc.	5,300	$431,102
The Hartford Financial Services Group, Inc.	57,600	2,503,296
The Navigators Group, Inc. (I)	2,400	205,896
The Progressive Corp.	68,500	2,178,300
The Travelers Companies, Inc.	59,100	6,670,026
Third Point Reinsurance, Ltd. (I)	7,900	105,939
Universal Insurance Holdings, Inc. (L)	2,600	60,268
Unum Group	5,800	193,082
Validus Holdings, Ltd.	7,900	365,691
W.R. Berkley Corp.	10,000	547,500
XL Group PLC	17,200	673,896
		36,923,918
Real estate management and development - 0.1%
Jones Lang LaSalle, Inc.	5,200	831,272
Thrifts and mortgage finance - 0.0%
Northwest Bancshares, Inc.	11,300	151,307
Provident Financial Services, Inc.	3,500	70,525
		221,832
		101,494,280
Health care - 15.6%
Biotechnology - 1.5%
Amgen, Inc.	13,200	2,142,756
Biogen, Inc. (I)	7,834	2,399,946
PDL BioPharma, Inc. (L)	26,100	92,394
Puma Biotechnology, Inc. (I)	71,553	5,609,755
		10,244,851
Health care equipment and supplies - 1.9%
Abbott Laboratories	47,801	2,146,743
Baxter International, Inc.	901	34,373
Becton, Dickinson and Company	6,500	1,001,585
C.R. Bard, Inc.	9,590	1,816,730
Edwards Lifesciences Corp. (I)	22,840	1,803,903
Medtronic PLC	29,839	2,295,216
ResMed, Inc.	12,300	660,387
Sirona Dental Systems, Inc. (I)	4,400	482,108
St. Jude Medical, Inc.	3,500	216,195
Stryker Corp.	24,300	2,258,442
Zimmer Biomet Holdings, Inc.	9,400	964,346
		13,680,028
Health care providers and services - 6.2%
Aetna, Inc.	54,500	5,892,540
AmerisourceBergen Corp.	4,200	435,582
Anthem, Inc.	38,000	5,298,720
Chemed Corp.	2,300	344,540
Henry Schein, Inc. (I)	11,000	1,740,090
Humana, Inc.	18,800	3,355,988
Laboratory Corp. of America Holdings (I)	700	86,548
MEDNAX, Inc. (I)	3,700	265,142
Patterson Companies, Inc.	4,800	217,008
UnitedHealth Group, Inc.	223,322	26,271,602
		43,907,760
Health care technology - 0.0%
Cerner Corp. (I)	3,880	233,460
Life sciences tools and services - 0.1%
Mettler-Toledo International, Inc. (I)	1,800	610,434
Pharmaceuticals - 5.9%
Eli Lilly & Company	35,801	3,016,592
Johnson & Johnson	286,400	29,419,008
200

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Pfizer, Inc.	276,100	$8,912,508
		41,348,108
		110,024,641
Industrials - 9.3%
Aerospace and defense - 2.1%
General Dynamics Corp.	9,000	1,236,240
Honeywell International, Inc.	71,900	7,446,683
Northrop Grumman Corp.	19,500	3,681,795
Precision Castparts Corp.	100	23,201
Rockwell Collins, Inc.	3,322	306,621
United Technologies Corp.	22,921	2,202,020
		14,896,560
Air freight and logistics - 0.3%
C.H. Robinson Worldwide, Inc.	17,100	1,060,542
Expeditors International of Washington, Inc.	16,000	721,600
		1,782,142
Airlines - 0.0%
JetBlue Airways Corp. (I)	5,800	131,370
Commercial services and supplies - 0.3%
Cintas Corp.	13,700	1,247,385
Deluxe Corp.	7,900	430,866
Rollins, Inc.	12,450	322,455
		2,000,706
Electrical equipment - 0.8%
AMETEK, Inc.	16,800	900,312
Emerson Electric Company	61,000	2,917,630
Hubbell, Inc.	3,500	353,640
Rockwell Automation, Inc.	16,800	1,723,848
		5,895,430
Industrial conglomerates - 3.2%
3M Company	92,000	13,858,880
Danaher Corp.	81,300	7,551,144
Roper Technologies, Inc.	5,200	986,908
		22,396,932
Machinery - 2.1%
AGCO Corp.	12,800	580,992
CLARCOR, Inc.	2,800	139,104
Donaldson Company, Inc.	1,405	40,267
Dover Corp.	12,700	778,637
Flowserve Corp.	4,200	176,736
Illinois Tool Works, Inc.	58,541	5,425,580
Lincoln Electric Holdings, Inc.	2,200	114,158
Snap-on, Inc.	9,300	1,594,299
WABCO Holdings, Inc. (I)	49,500	5,061,870
Wabtec Corp.	7,100	504,952
		14,416,595
Professional services - 0.1%
Equifax, Inc.	5,700	634,809
Korn/Ferry International	9,200	305,256
		940,065
Road and rail - 0.1%
J.B. Hunt Transport Services, Inc.	2,500	183,400
Knight Transportation, Inc.	10,200	247,146
Landstar System, Inc.	2,700	158,355
Werner Enterprises, Inc.	11,800	276,002
		864,903

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors - 0.3%
Fastenal Company (L)	19,600	$800,072
W.W. Grainger, Inc. (L)	6,500	1,316,835
		2,116,907
		65,441,610
Information technology - 18.9%
Communications equipment - 5.6%
Brocade Communications Systems, Inc.	63,100	579,258
Cisco Systems, Inc.	805,219	21,865,722
F5 Networks, Inc. (I)	11,700	1,134,432
QUALCOMM, Inc.	219,102	10,951,813
Ubiquiti Networks, Inc. (I)(L)	147,144	4,662,993
		39,194,218
Electronic equipment, instruments and components - 0.7%
Amphenol Corp., Class A	6,700	349,941
Arrow Electronics, Inc. (I)	22,900	1,240,722
Avnet, Inc.	25,900	1,109,556
ePlus, Inc. (I)	1,600	149,216
Ingram Micro, Inc., Class A	19,900	604,562
Insight Enterprises, Inc. (I)	6,500	163,280
Jabil Circuit, Inc.	27,500	640,475
Sanmina Corp. (I)	14,500	298,410
Tech Data Corp. (I)	6,000	398,280
		4,954,442
Internet software and services - 2.5%
Alphabet, Inc., Class A (I)	2,317	1,802,649
Alphabet, Inc., Class C (I)	18,643	14,147,800
eBay, Inc. (I)	66,111	1,816,730
		17,767,179
IT services - 3.7%
Accenture PLC, Class A	60,400	6,311,800
Booz Allen Hamilton Holding Corp.	13,700	422,645
Cognizant Technology
Solutions Corp., Class A (I)	32,900	1,974,658
Convergys Corp.	16,100	400,729
Gartner, Inc. (I)	1,900	172,330
IBM Corp.	72,802	10,019,011
Jack Henry & Associates, Inc.	6,600	515,196
Paychex, Inc.	37,400	1,978,086
PayPal Holdings, Inc. (I)	98,011	3,547,998
Total System Services, Inc.	12,600	627,480
		25,969,933
Semiconductors and semiconductor equipment - 0.5%
Analog Devices, Inc.	36,405	2,013,925
Avago Technologies, Ltd.	100	14,515
Linear Technology Corp.	800	33,976
Skyworks Solutions, Inc.	7,100	545,493
Xilinx, Inc.	22,600	1,061,522
		3,669,431
Software - 1.2%
ANSYS, Inc. (I)	10,800	999,000
CA, Inc.	25,700	733,992
Citrix Systems, Inc. (I)	17,000	1,286,050
Intuit, Inc.	32,000	3,088,000
Microsoft Corp.	38,336	2,126,881
Red Hat, Inc. (I)	400	33,124
		8,267,047
Technology hardware, storage and peripherals - 4.7%
Apple, Inc.	258,520	27,211,815
201

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
EMC Corp.	233,800	$6,003,984
NetApp, Inc.	9,800	259,994
		33,475,793
		133,298,043
Materials - 1.3%
Chemicals - 1.1%
International Flavors & Fragrances, Inc.	2,000	239,280
LyondellBasell Industries NV, Class A	46,800	4,066,920
Monsanto Company	21,700	2,137,884
The Chemours Company	65,500	351,080
The Sherwin-Williams Company	4,200	1,090,320
		7,885,484
Containers and packaging - 0.2%
AptarGroup, Inc.	5,500	399,575
Avery Dennison Corp.	13,900	870,974
		1,270,549
		9,156,033
Telecommunication services - 3.4%
Diversified telecommunication services - 3.4%
Verizon Communications, Inc.	508,400	23,498,248
Vonage Holdings Corp. (I)	25,300	145,222
		23,643,470
Wireless telecommunication services - 0.0%
NII Holdings, Inc. (I)	21,600	109,080
United States Cellular Corp. (I)	400	16,324
		125,404
		23,768,874
Utilities - 0.1%
Electric utilities - 0.1%
IDACORP, Inc.	6,200	421,600
Independent power and renewable electricity producers - 0.0%
Talen Energy Corp. (I)	40,500	252,315
		673,915
TOTAL COMMON STOCKS (Cost $653,567,170)		$692,421,388

RIGHTS - 0.0%
Community Health Systems, Inc. (Expiration
Date: 01/27/2016) (I)(N)	23,900	215
TOTAL RIGHTS (Cost $1,554)		$215

SECURITIES LENDING COLLATERAL - 4.0%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	2,810,181	28,115,301
TOTAL SECURITIES LENDING
COLLATERAL (Cost $28,116,949)		$28,115,301

SHORT-TERM INVESTMENTS - 1.8%
U.S. Government - 1.4%
U.S. Treasury Bill
0.338%, 04/28/2016*	$10,000,000	$9,991,620

U.S. Equity Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money market funds - 0.4%
State Street Institutional Treasury Money
Market Fund, 0.0170% (Y)	2,477,309	$2,477,309
TOTAL SHORT-TERM INVESTMENTS (Cost $12,466,230)		$12,468,929
Total Investments (U.S. Equity Trust)
(Cost $694,151,903) - 104.0%		$733,005,833
Other assets and liabilities, net - (4.0%)		(28,133,079)
TOTAL NET ASSETS - 100.0%		$704,872,754

Utilities Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 89.7%
Consumer discretionary - 8.1%
Media - 8.1%
Altice NV, Class A (I)	144,970	$2,082,825
Charter Communications, Inc., Class A (I)(L)	24,669	4,516,894
Comcast Corp., Class A	127,244	7,180,379
Liberty Global PLC, Series C (I)	56,652	2,309,702
Numericable Group SA	37,497	1,362,189
Quebecor, Inc., Class B	96,162	2,354,534
Time Warner Cable, Inc.	43,028	7,985,567
		27,792,090
Energy - 13.6%
Oil, gas and consumable fuels - 13.6%
Columbia Pipeline Group, Inc.	67,820	1,356,400
Columbia Pipeline Partners LP	144,334	2,522,958
Enable Midstream Partners LP	88,054	810,097
Enbridge, Inc.	170,448	5,666,407
Energy Transfer Equity LP	177,251	2,435,429
Energy Transfer Partners LP	143,301	4,833,543
Enterprise Products Partners LP	175,207	4,481,795
EQT GP Holdings LP	20,354	422,549
EQT Midstream Partners LP	39,006	2,943,393
JP Energy Partners LP	60,013	295,264
Kinder Morgan, Inc.	262,716	3,919,723
Plains All American Pipeline LP	27,937	645,345
Plains GP Holdings LP, Class A	253,721	2,397,663
SemGroup Corp., Class A	42,933	1,239,046
Sunoco Logistics Partners LP	112,120	2,881,484
Tallgrass Energy GP LP	62,171	992,871
The Williams Companies, Inc.	147,223	3,783,631
Western Gas Equity Partners LP	46,478	1,686,687
Williams Partners LP	117,220	3,264,577
		46,578,862
		46,578,862
Financials - 1.6%
Real estate investment trusts - 1.6%
American Tower Corp.	56,913	5,517,715
Telecommunication services - 10.6%
Diversified telecommunication services - 6.5%
Bezeq The
Israeli Telecommunication Corp., Ltd.	962,795	2,119,458
BT Group PLC	362,075	2,514,094
Com Hem Holding AB	587,907	5,327,120
202

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
Hellenic Telecommunications Organization SA	321,210	$3,214,679
TDC A/S	543,379	2,705,505
TELUS Corp.	54,072	1,495,118
Verizon Communications, Inc.	73,580	3,400,868
XL Axiata Tbk PT (I)	5,909,000	1,555,287
		22,332,129
Wireless telecommunication services - 4.1%
Advanced Info Service PCL	116,800	491,451
Bharti Airtel, Ltd. (I)	144,515	735,267
Bharti Infratel, Ltd.	102,216	655,636
KDDI Corp.	105,400	2,737,257
Mobile TeleSystems PJSC, ADR	274,481	1,696,293
SBA Communications Corp., Class A (I)	32,514	3,416,246
Vodafone Group PLC	1,299,828	4,215,039
		13,947,189
		36,279,318
Utilities - 55.8%
Electric utilities - 26.6%
ALLETE, Inc.	23,717	1,205,535
American Electric Power Company, Inc.	165,127	9,621,950
CPFL Energia SA (I)	427,141	1,633,173
Edison International	53,820	3,186,682
EDP - Energias de Portugal SA	2,216,662	7,987,386
EDP - Energias do Brasil SA	499,623	1,515,942
Enel SpA	1,777,619	7,454,092
Exelon Corp.	499,207	13,862,978
FirstEnergy Corp.	89,421	2,837,328
Iberdrola SA	272,184	1,929,504
NextEra Energy, Inc.	179,114	18,608,154
PPL Corp.	478,746	16,339,601
Red Electrica Corp. SA	29,418	2,457,274
Xcel Energy, Inc.	71,167	2,555,607
		91,195,206
Gas utilities - 1.7%
China Resources Gas Group, Ltd.	1,334,000	3,975,724
Snam SpA	373,187	1,947,638
		5,923,362
Independent power and renewable electricity
producers - 14.9%
Abengoa Yield PLC (L)	193,934	3,740,987
AES Corp.	851,016	8,144,223
Calpine Corp. (I)	565,942	8,189,181
China Longyuan Power Group Corp., H Shares	2,209,000	1,661,122
Dynegy, Inc. (I)	437,364	5,860,678
EDP Renovaveis SA (L)	1,277,989	10,052,176
Enel Green Power SpA	271,840	552,533
NextEra Energy Partners LP	104,379	3,115,713
NRG Energy, Inc.	513,668	6,045,872
NRG Yield, Inc., Class A (L)	83,304	1,158,759
NRG Yield, Inc., Class C (L)	117,502	1,734,330
Tractebel Energia SA	121,400	1,023,633
		51,279,207
Multi-utilities - 12.6%
Alliant Energy Corp.	16,680	1,041,666
Ameren Corp.	111,610	4,824,900
CMS Energy Corp.	24,128	870,538
Dominion Resources, Inc.	46,430	3,140,525
DTE Energy Company	49,411	3,962,268
Engie	252,719	4,476,465

Utilities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multi-utilities (continued)
NorthWestern Corp.	25,548	$1,385,979
PG&E Corp.	108,715	5,782,551
Public Service Enterprise Group, Inc.	147,725	5,715,480
Sempra Energy	127,729	12,007,803
		43,208,175
		191,605,950
TOTAL COMMON STOCKS (Cost $353,801,020)		$307,773,935

PREFERRED SECURITIES - 9.6%
Energy - 1.9%
Oil, gas and consumable fuels - 1.9%
Anadarko Petroleum Corp., 7.500%	50,348	1,709,315
Kinder Morgan, Inc., 9.750%	117,039	4,716,672
		6,425,987
Financials - 0.7%
Real estate investment trusts - 0.7%
American Tower Corp., 5.500%	25,479	2,573,379
Telecommunication services - 0.7%
Diversified telecommunication services - 0.7%
Frontier Communications Corp., 11.125%	27,143	2,485,756
Utilities - 6.3%
Electric utilities - 3.2%
Cia Paranaense de Energia, B Shares	185,200	1,131,223
Exelon Corp., 6.500%	172,024	6,961,811
NextEra Energy, Inc., 6.371%	31,141	1,645,179
NextEra Energy, Inc., 5.799%	20,564	1,123,617
		10,861,830
Independent power and renewable electricity producers - 0.6%
Dynegy, Inc., 5.375%	44,210	2,216,247
Multi-utilities - 2.5%
Dominion Resources, Inc., 6.000%	59,617	3,199,644
Dominion Resources, Inc., 6.125%	48,616	2,580,537
Dominion Resources, Inc., 6.375%	57,415	2,760,513
		8,540,694
		21,618,771
TOTAL PREFERRED SECURITIES (Cost $39,568,036)		$33,103,893

CORPORATE BONDS - 0.1%
Consumer discretionary - 0.1%
Neptune Finco Corp.
10.125%, 01/15/2023 (S)	$225,000	$234,563
TOTAL CORPORATE BONDS (Cost $225,000)		$234,563

SECURITIES LENDING COLLATERAL - 3.0%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	1,032,207	10,327,025
TOTAL SECURITIES LENDING
COLLATERAL (Cost $10,327,482)		$10,327,025
203

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 0.1%
Repurchase agreement - 0.1%
Repurchase Agreement with State Street Corp.
dated 12/31/2015 at 0.030% to be
repurchased at $366,001 on 01/04/2016,
collateralized by $355,000 Federal National
Mortgage Association, 5.000% due
05/11/2017 (valued at $376,361,
including interest)	$366,000	$366,000
TOTAL SHORT-TERM INVESTMENTS (Cost $366,000)		$366,000
Total Investments (Utilities Trust)
(Cost $404,287,538) - 102.5%		$351,805,416
Other assets and liabilities, net - (2.5%)		(8,563,377)
TOTAL NET ASSETS - 100.0%		$343,242,039

Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 96.2%
Consumer discretionary - 10.6%
Auto components - 4.7%
Dana Holding Corp.	685,037	$9,453,511
Johnson Controls, Inc.	416,203	16,435,857
		25,889,368
Diversified consumer services - 2.1%
DeVry Education Group, Inc.	454,126	11,493,929
Media - 2.2%
TEGNA, Inc.	479,908	12,247,252
Specialty retail - 1.6%
Ascena Retail Group, Inc. (I)	909,489	8,958,467
		58,589,016
Consumer staples - 3.1%
Food products - 3.1%
ConAgra Foods, Inc.	402,317	16,961,683
Energy - 6.0%
Energy equipment and services - 3.0%
Amec Foster Wheeler PLC	873,644	5,515,015
Amec Foster Wheeler PLC, ADR	38,139	245,615
Baker Hughes, Inc.	231,904	10,702,370
		16,463,000
Oil, gas and consumable fuels - 3.0%
Devon Energy Corp.	304,515	9,744,480
The Williams Companies, Inc.	276,135	7,096,670
		16,841,150
		33,304,150
Financials - 27.6%
Banks - 9.1%
BB&T Corp.	387,193	14,639,767
Comerica, Inc.	320,520	13,407,352
Wintrust Financial Corp.	284,677	13,812,528
Zions Bancorporation	315,361	8,609,355
		50,469,002
Capital markets - 6.2%
American Capital, Ltd. (I)	886,823	12,229,289

Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Northern Trust Corp.	133,730	$9,640,596
Stifel Financial Corp. (I)	291,770	12,359,377
		34,229,262
Insurance - 9.1%
Arthur J. Gallagher & Company	251,660	10,302,960
FNF Group	449,626	15,588,533
Marsh & McLennan Companies, Inc.	132,946	7,371,856
Willis Towers Watson PLC (I)	350,284	17,013,294
		50,276,643
Real estate management and development - 3.2%
Forest City Enterprises, Inc., Class A (I)	821,764	18,021,285
		152,996,192
Health care - 8.7%
Health care providers and services - 6.2%
Brookdale Senior Living, Inc. (I)	253,991	4,688,674
HealthSouth Corp.	427,583	14,884,164
Universal Health Services, Inc., Class B	124,895	14,923,704
		34,496,542
Life sciences tools and services - 2.5%
PerkinElmer, Inc.	262,125	14,042,036
		48,538,578
Industrials - 16.6%
Aerospace and defense - 4.1%
BWX Technologies, Inc.	245,942	7,813,577
Textron, Inc.	358,267	15,050,797
		22,864,374
Building products - 4.6%
Masco Corp.	390,575	11,053,273
Owens Corning	305,274	14,357,036
		25,410,309
Commercial services and supplies - 1.9%
Clean Harbors, Inc. (I)	252,250	10,506,213
Construction and engineering - 1.8%
Fluor Corp.	212,628	10,040,294
Electrical equipment - 1.2%
Babcock & Wilcox Enterprises, Inc. (I)	319,389	6,665,648
Machinery - 2.2%
Ingersoll-Rand PLC	217,408	12,020,488
Road and rail - 0.8%
Swift Transportation Company (I)	324,473	4,484,217
		91,991,543
Information technology - 11.6%
Communications equipment - 2.3%
Ciena Corp. (I)	614,900	12,722,281
Electronic equipment, instruments and components - 2.1%
Keysight Technologies, Inc. (I)	405,847	11,497,646
IT services - 1.9%
Teradata Corp. (I)	400,766	10,588,238
Software - 2.1%
Citrix Systems, Inc. (I)	157,107	11,885,145
Technology hardware, storage and peripherals - 3.2%
Diebold, Inc.	292,182	8,791,756
204

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
NetApp, Inc.	334,205	$8,866,459
		17,658,215
		64,351,525
Materials - 6.7%
Chemicals - 4.8%
Eastman Chemical Company	214,478	14,479,410
W.R. Grace & Company (I)	122,443	12,194,098
		26,673,508
Construction materials - 1.9%
Eagle Materials, Inc.	176,662	10,675,685
		37,349,193
Telecommunication services - 2.7%
Diversified telecommunication services - 2.7%
Level 3 Communications, Inc. (I)	275,656	14,984,660
Utilities - 2.6%
Electric utilities - 1.8%
Edison International	173,418	10,268,080
Multi-utilities - 0.8%
CenterPoint Energy, Inc.	232,376	4,266,423
		14,534,503
TOTAL COMMON STOCKS (Cost $517,028,986)		$533,601,043

WARRANTS - 0.0%
HealthSouth Corp. (Expiration
Date: 01/17/2017) (I)(N)	7,454	13,389
TOTAL WARRANTS (Cost $0)		$13,389

SHORT-TERM INVESTMENTS - 3.9%
Money market funds - 3.9%
State Street Institutional Liquid Reserves
Fund, 0.2259% (Y)	21,385,394	$21,385,394
TOTAL SHORT-TERM INVESTMENTS (Cost $21,385,394)		$21,385,394
Total Investments (Value Trust) (Cost $538,414,380) - 100.1%		$554,999,826
Other assets and liabilities, net - (0.1%)		(650,893)
TOTAL NET ASSETS - 100.0%		$554,348,933

Percentages are based upon net assets.

Footnotes

Key to Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
MYR	Malaysian Ringgit
RUB	Russian Ruble
SGD	Singapore Dollar

Key to Security Abbreviations and Legend

ADR	American Depositary Receipts
ETF	Exchange-Traded Fund

Franklin Franklin Advisers, Inc./Franklin Mutual Advisers, LLC

FTSE	Financial Times and Stock Exchange
GDR	Global Depositary Receipts
JHAM	John Hancock Asset Management
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipts

Templeton Templeton Global Advisors Limited

(A)	The subadvisor is an affiliate of the advisor.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(G)	The portfolio’s subadvisor is shown parenthetically.
(H)	Non-income producing — Issuer and/or security is in default.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2015.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(O)	The investment is an affiliate of the fund, the advisor and/or the subadvisor.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(R)	Direct placement securities are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to Note 10 of the Notes to Financial Statements.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2015.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
(1)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
205

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 26.4%

U.S. Government - 11.2%
Treasury Inflation Protected Securities
0.375%, 07/15/2025		$4,021,789	$3,887,119
U.S. Treasury Bonds
2.500%, 02/15/2045		19,241,000	17,228,276
2.750%, 11/15/2042		10,105,000	9,614,513
2.875%, 08/15/2045		8,745,000	8,476,843
U.S. Treasury Notes
2.000%, 07/31/2022 to 02/15/2025		3,700,000	3,660,428
2.250%, 11/15/2025		41,621,000	41,527,852
2.375%, 12/31/2020		2,500,000	2,571,298
			86,966,329
U.S. Government Agency - 15.2%
Federal Home Loan Bank
2.900%, 09/05/2025		300,000	292,523
3.250%, 06/21/2027		415,152	415,183
Federal Home Loan Mortgage Corp.
2.984%, 03/01/2044 (P)		177,542	182,381
3.000%, 03/01/2043		1,958,629	1,968,291
4.000%, 11/01/2043 to 02/01/2044		2,296,058	2,441,905
4.500%, 09/01/2023 to 10/01/2041		5,393,265	5,829,854
5.000%, 03/01/2041		502,735	553,091
Federal National Mortgage Association
2.317%, 08/01/2034 (P)		1,116,470	1,171,233
2.496%, 07/01/2033 (P)		43,654	46,092
2.518%, 06/01/2044 (P)		1,115,285	1,140,304
2.545%, 04/01/2044 (P)		989,439	1,013,108
2.919%, 03/01/2044 (P)		175,454	180,166
3.000%, TBA (C)		15,250,000	15,250,766
3.000%, 07/01/2027 to 05/01/2043		1,861,784	1,886,913
3.500%, 02/01/2026 to 04/01/2045		16,550,167	17,149,638
4.000%, 10/01/2025 to 09/01/2044		17,955,012	19,091,538
4.500%, 08/01/2040 to 08/01/2041		15,590,645	16,918,485
5.000%, 05/01/2018 to 04/01/2041		8,608,933	9,470,382
5.500%, 02/01/2018 to 11/01/2039		7,405,871	8,272,043
6.000%, 05/01/2035 to 02/01/2036		4,344,622	4,936,686
6.500%, 01/01/2039 to 06/01/2039		1,635,290	1,873,746
7.000%, 04/01/2017 to 06/01/2032		287,817	335,489
7.500%, 09/01/2029 to 08/01/2031		56,350	66,506
Government National Mortgage Association
4.000%, 02/15/2041		4,529,906	4,843,422
5.000%, 04/15/2035		676,658	747,991
5.500%, 03/15/2035		463,609	520,876
6.000%, 03/15/2033 to 06/15/2033		327,894	377,234
6.500%, 09/15/2028 to 08/15/2031		89,694	103,307
7.000%, 04/15/2029		55,545	65,057
8.000%, 10/15/2026 to 05/15/2029		54,509	64,082
			117,208,292
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $199,305,344)			$204,174,621

FOREIGN GOVERNMENT
OBLIGATIONS - 0.5%
Argentina - 0.1%
City of Buenos Aires
9.950%, 03/01/2017 (S)		320,000	331,600
Republic of Argentina
1.000%, 12/15/2035 (P)	ARS	19,532,033	152,641
8.280%, 12/31/2033 (H)		$329,479	378,901
			863,142

Active Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Germany - 0.2%
Federal Republic of Germany
6.250%, 01/04/2030	EUR	725,000	$1,332,929

Mexico - 0.1%
Government of Mexico
8.000%, 12/07/2023	MXN	11,861,100	770,297

Panama - 0.1%
Republic of Panama
8.875%, 09/30/2027		$344,000	475,580
9.375%, 04/01/2029		130,000	187,200
			662,780
United Kingdom - 0.0%
Government of United Kingdom
6.000%, 12/07/2028	GBP	85,000	180,454
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $3,361,282)			$3,809,602

CORPORATE BONDS - 39.1%
Consumer discretionary - 4.8%
21st Century Fox America, Inc.
6.150%, 03/01/2037		$210,000	233,988
6.400%, 12/15/2035		205,000	236,119
6.650%, 11/15/2037		1,000,000	1,162,061
6.750%, 01/09/2038		108,000	122,699
7.750%, 12/01/2045		491,000	639,465
Advance Auto Parts, Inc.
4.500%, 12/01/2023		650,000	663,055
Altice Financing SA
6.500%, 01/15/2022 (S)		215,000	212,850
6.625%, 02/15/2023 (S)		275,000	271,563
Amazon.com, Inc.
4.950%, 12/05/2044		770,000	820,369
AMC Entertainment, Inc.
5.875%, 02/15/2022		555,000	563,325
AutoNation, Inc.
4.500%, 10/01/2025		255,000	258,878
Brinker International, Inc.
3.875%, 05/15/2023		740,000	713,970
Carmike Cinemas, Inc.
6.000%, 06/15/2023 (S)		220,000	225,500
CCM Merger, Inc.
9.125%, 05/01/2019 (S)		335,000	349,656
CCO Safari II LLC
6.484%, 10/23/2045 (S)		570,000	570,202
Clear Channel Worldwide Holdings, Inc.
6.500%, 11/15/2022		355,000	346,125
Comcast Corp.
6.550%, 07/01/2039		1,000,000	1,259,322
Dana Holding Corp.
6.000%, 09/15/2023		515,000	516,288
Delphi Automotive PLC
4.250%, 01/15/2026		505,000	507,551
Delphi Corp.
5.000%, 02/15/2023		1,275,000	1,348,950
Eldorado Resorts, Inc.
7.000%, 08/01/2023 (S)		185,000	181,300
Fiat Chrysler Automobiles NV
5.250%, 04/15/2023		340,000	334,050
Ford Motor Company
4.750%, 01/15/2043		215,000	202,660
Ford Motor Credit Company LLC
2.551%, 10/05/2018		480,000	476,582
1

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Ford Motor Credit Company LLC (continued)
5.875%, 08/02/2021	$1,384,000	$1,543,406
General Motors Company
4.875%, 10/02/2023	950,000	971,518
6.250%, 10/02/2043	455,000	480,088
General Motors Financial Company, Inc.
3.450%, 04/10/2022	635,000	609,488
4.000%, 01/15/2025	705,000	669,266
4.375%, 09/25/2021	930,000	943,543
Grain Spectrum Funding II LLC
3.290%, 10/10/2019 (S)	488,705	487,727
Harley-Davidson Financial Services, Inc.
2.700%, 03/15/2017 (S)	1,000,000	1,013,301
Hot Topic, Inc.
9.250%, 06/15/2021 (S)	325,000	287,625
Hyatt Hotels Corp.
3.375%, 07/15/2023	1,160,000	1,102,095
Hyundai Capital America
2.400%, 10/30/2018 (S)	625,000	623,118
International Game Technology PLC
6.500%, 02/15/2025 (S)	330,000	290,400
Jo-Ann Stores Holdings, Inc., PIK
9.750%, 10/15/2019 (S)	590,000	324,500
L Brands, Inc.
6.625%, 04/01/2021	650,000	719,875
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	417,000	431,420
Magna International, Inc.
4.150%, 10/01/2025	375,000	381,962
MDC Holdings, Inc.
5.500%, 01/15/2024	670,000	676,700
Midcontinent Communications
6.875%, 08/15/2023 (S)	215,000	217,688
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021 (S)	365,000	364,088
Myriad International Holdings BV
5.500%, 07/21/2025 (S)	250,000	240,508
Nemak SAB de CV
5.500%, 02/28/2023 (S)	400,000	401,000
Newell Rubbermaid, Inc.
2.150%, 10/15/2018	240,000	232,309
Pearson Funding Five PLC
3.250%, 05/08/2023 (S)	660,000	622,025
QVC, Inc.
4.375%, 03/15/2023	410,000	389,358
5.125%, 07/02/2022	250,000	249,220
5.450%, 08/15/2034	345,000	298,429
Radio One, Inc.
9.250%, 02/15/2020 (S)	375,000	296,250
Scripps Networks Interactive, Inc.
2.800%, 06/15/2020	600,000	585,353
3.950%, 06/15/2025	620,000	593,068
Seminole Tribe of Florida, Inc.
6.535%, 10/01/2020 (S)	435,000	452,400
Service Corp. International
5.375%, 05/15/2024	450,000	463,500
Target Corp.
6.500%, 10/15/2037	657,000	847,360
Time Warner Cable, Inc.
5.500%, 09/01/2041	450,000	406,651
8.250%, 04/01/2019	410,000	471,188
Time Warner Companies, Inc.
7.570%, 02/01/2024	716,000	876,084

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Time Warner Entertainment Company LP
8.375%, 07/15/2033	$300,000	$353,927
Time Warner, Inc.
3.600%, 07/15/2025	400,000	389,567
3.875%, 01/15/2026	970,000	962,030
7.625%, 04/15/2031	451,000	558,034
Toll Brothers Finance Corp.
4.000%, 12/31/2018	600,000	612,000
Viacom, Inc.
4.375%, 03/15/2043	642,000	470,278
6.125%, 10/05/2017	750,000	798,514
Vista Outdoor, Inc.
5.875%, 10/01/2023 (S)	105,000	107,625
Waterford Gaming LLC
8.625%, 09/15/2049 (H)(S)	341,969	0
Yum! Brands, Inc.
5.350%, 11/01/2043	600,000	457,988
6.250%, 03/15/2018	155,000	163,360
6.875%, 11/15/2037	292,000	248,152
ZF North America Capital, Inc.
4.750%, 04/29/2025 (S)	420,000	400,050
		37,300,564
Consumer staples - 1.8%
Alliance One International, Inc.
9.875%, 07/15/2021	845,000	621,075
Anheuser-Busch Companies, Inc.
6.500%, 02/01/2043	540,000	657,845
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	405,000	468,809
Central Garden & Pet Company
6.125%, 11/15/2023	90,000	90,900
Constellation Brands, Inc.
4.250%, 05/01/2023	375,000	375,000
4.750%, 11/15/2024	275,000	280,500
CVS Health Corp.
5.125%, 07/20/2045	665,000	700,532
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	1,140,387	1,411,312
Fomento Economico Mexicano SAB
de CV
4.375%, 05/10/2043	1,000,000	882,271
HRG Group, Inc.
7.875%, 07/15/2019 (S)	385,000	402,325
Kraft Foods Group, Inc.
6.125%, 08/23/2018	817,000	897,030
Kraft Heinz Foods Company
2.000%, 07/02/2018 (S)	700,000	697,498
4.875%, 02/15/2025 (S)	360,000	382,688
5.200%, 07/15/2045 (S)	470,000	490,771
Post Holdings, Inc.
7.750%, 03/15/2024 (S)	205,000	214,738
Revlon Consumer Products Corp.
5.750%, 02/15/2021	380,000	367,650
Reynolds American, Inc.
4.850%, 09/15/2023	1,000,000	1,069,473
SABMiller PLC
6.500%, 07/15/2018 (S)	715,000	789,004
Safeway, Inc.
6.350%, 08/15/2017	164,000	168,920
SUPERVALU, Inc.
7.750%, 11/15/2022	520,000	475,800
The Kroger Company
7.000%, 05/01/2018	1,105,000	1,228,188
2

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Tops Holding II Corp.
8.750%, 06/15/2018	$203,000	$199,955
Tops Holding LLC
8.000%, 06/15/2022 (S)	720,000	709,200
Vector Group, Ltd.
7.750%, 02/15/2021	340,000	358,700
Whole Foods Market, Inc.
5.200%, 12/03/2025 (S)	375,000	374,658
		14,314,842
Energy - 4.0%
Boardwalk Pipelines LP
3.375%, 02/01/2023	850,000	683,503
BP Capital Markets PLC
2.750%, 05/10/2023	530,000	497,863
Cameron International Corp.
5.950%, 06/01/2041	1,178,000	1,249,593
Cimarex Energy Company
4.375%, 06/01/2024	655,000	581,325
CNOOC Finance 2003, Ltd.
5.500%, 05/21/2033 (S)	545,000	586,132
CNOOC Finance 2013, Ltd.
3.000%, 05/09/2023	455,000	425,865
CNOOC Finance 2015 USA LLC
3.500%, 05/05/2025	600,000	571,108
Columbia Pipeline Group, Inc.
4.500%, 06/01/2025 (S)	490,000	444,127
Continental Resources, Inc.
5.000%, 09/15/2022	1,041,000	767,738
CSI Compressco LP
7.250%, 08/15/2022	200,000	148,000
DCP Midstream LLC
9.750%, 03/15/2019 (S)	465,000	473,546
DCP Midstream LLC (5.850% to
05/21/2023, then 3 month
LIBOR + 3.850%)
05/21/2043 (S)	355,000	271,575
DCP Midstream Operating LP
3.875%, 03/15/2023	275,000	207,577
Devon Energy Corp.
4.000%, 07/15/2021	1,000,000	916,105
5.000%, 06/15/2045	600,000	454,717
Devon Financing Corp. LLC
7.875%, 09/30/2031	874,000	896,462
Enbridge Energy Partners LP
4.375%, 10/15/2020	385,000	375,721
7.500%, 04/15/2038	600,000	572,959
Energen Corp.
4.625%, 09/01/2021	500,000	445,000
Energy Transfer Partners LP
4.150%, 10/01/2020	1,000,000	922,880
5.150%, 03/15/2045	515,000	364,049
9.700%, 03/15/2019	330,000	363,538
Enterprise Products Operating LLC
6.650%, 04/15/2018	750,000	814,409
6.875%, 03/01/2033	471,000	491,407
Enterprise Products Operating LLC
(8.375% to 08/01/2016, then 3 month
LIBOR + 3.708%)
8.375%, 08/01/2066	500,000	447,500
EP Energy LLC
7.750%, 09/01/2022	265,000	135,150
Freeport-McMoran Oil & Gas LLC
6.750%, 02/01/2022	519,000	319,185

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Freeport-McMoran Oil & Gas LLC (continued)
6.875%, 02/15/2023	$118,000	$74,340
Hess Corp.
5.600%, 02/15/2041	400,000	336,971
Kerr-McGee Corp.
6.950%, 07/01/2024	415,000	445,883
Kinder Morgan Energy Partners LP
5.000%, 10/01/2021	500,000	472,076
7.300%, 08/15/2033	603,000	552,163
7.750%, 03/15/2032	210,000	201,528
Kinder Morgan, Inc.
5.550%, 06/01/2045	640,000	499,784
Lukoil International Finance BV
3.416%, 04/24/2018 (S)	680,000	662,116
Marathon Oil Corp.
6.800%, 03/15/2032	785,000	707,902
MPLX LP
4.000%, 02/15/2025	225,000	189,183
4.875%, 12/01/2024 (S)	235,000	210,913
Newfield Exploration Company
5.625%, 07/01/2024	500,000	426,250
5.750%, 01/30/2022	535,000	473,475
Nexen Energy ULC
5.875%, 03/10/2035	598,000	646,735
6.400%, 05/15/2037	775,000	866,767
Noble Holding International, Ltd.
5.250%, 03/15/2042	500,000	277,086
ONEOK Partners LP
6.650%, 10/01/2036	835,000	690,186
Petro-Canada
6.050%, 05/15/2018	745,000	798,645
Petroleos Mexicanos
4.875%, 01/24/2022	375,000	360,938
Plains All American Pipeline LP
4.900%, 02/15/2045	750,000	539,055
Regency Energy Partners LP
5.000%, 10/01/2022	145,000	128,508
5.500%, 04/15/2023	600,000	539,502
5.875%, 03/01/2022	145,000	136,683
Rowan Companies, Inc.
4.875%, 06/01/2022	375,000	275,799
Shell International Finance BV
4.375%, 05/11/2045	1,060,000	1,000,777
Sinopec Group Overseas Development
2015, Ltd.
3.250%, 04/28/2025 (S)	550,000	519,936
Spectra Energy Capital LLC
6.750%, 02/15/2032	589,000	573,050
Summit Midstream Holdings LLC
7.500%, 07/01/2021	230,000	195,500
Sunoco Logistics Partners Operations LP
3.450%, 01/15/2023	1,080,000	911,629
4.400%, 04/01/2021	500,000	484,591
Teine Energy, Ltd.
6.875%, 09/30/2022 (S)	195,000	156,975
Whiting Petroleum Corp.
6.250%, 04/01/2023 (L)	490,000	352,800
Williams Partners LP
4.300%, 03/04/2024	700,000	554,962
4.875%, 05/15/2023 to 03/15/2024	1,255,000	1,007,971
WPX Energy, Inc.
5.250%, 09/15/2024	185,000	122,100
6.000%, 01/15/2022	350,000	245,000
3

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Zhaikmunai LLP
6.375%, 02/14/2019 (S)		$325,000	$253,094
			31,317,907
Financials - 16.5%
Allied World Assurance Company
Holdings, Ltd.
7.500%, 08/01/2016		505,000	521,744
Ally Financial, Inc.
3.250%, 11/05/2018		470,000	461,188
American Express Bank FSB
6.000%, 09/13/2017		585,000	626,667
American International Group, Inc.
6.250%, 03/15/2037		100,000	109,250
American Tower Corp.
3.400%, 02/15/2019		275,000	282,147
4.700%, 03/15/2022		375,000	394,349
5.000%, 02/15/2024		670,000	709,264
5.900%, 11/01/2021		800,000	891,189
Aquarius + Investments PLC (6.375% to
09/01/2019, then 5 Year U.S. Swap
Rate + 5.210%)
09/01/2024		190,000	197,520
Ares Capital Corp.
3.875%, 01/15/2020		645,000	654,934
Assurant, Inc.
4.000%, 03/15/2023		1,260,000	1,260,833
Assured Guaranty US Holdings, Inc.
5.000%, 07/01/2024		660,000	686,086
AvalonBay Communities, Inc.
5.700%, 03/15/2017		750,000	784,186
AXA SA
8.600%, 12/15/2030		270,000	362,812
AXA SA (6.379% to 12/14/2036, then
3 month LIBOR + 2.256%)
12/14/2036 (Q)(S)		215,000	231,125
AXA SA (6.463% to 12/14/2018, then
3 month LIBOR + 1.449%)
12/14/2018 (Q)(S)		1,440,000	1,471,680
Banco Santander Brasil SA
8.000%, 03/18/2016 (S)	BRL	750,000	186,038
Bank of America Corp.
3.625%, 03/17/2016		$550,000	552,827
3.950%, 04/21/2025		205,000	199,641
4.200%, 08/26/2024		370,000	370,537
4.250%, 10/22/2026		400,000	395,974
5.000%, 05/13/2021		1,000,000	1,092,676
5.650%, 05/01/2018		1,000,000	1,075,289
6.875%, 04/25/2018		810,000	893,728
7.625%, 06/01/2019		1,065,000	1,232,395
Bank of America Corp. (6.250% to
09/05/2024, then 3 month
LIBOR + 3.705%)
09/05/2024 (Q)		650,000	651,625
Bank of America Corp. (8.000% to
01/30/2018, then 3 month
LIBOR + 3.630%)
01/30/2018 (Q)		595,000	605,413
BankUnited, Inc.
4.875%, 11/17/2025		660,000	649,509
Barclays Bank PLC
10.179%, 06/12/2021 (S)		630,000	816,099
Boston Properties LP
3.700%, 11/15/2018		1,043,000	1,080,596

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
BPCE SA
4.500%, 03/15/2025 (S)	$625,000	$599,869
5.700%, 10/22/2023 (S)	610,000	640,466
Capital One Financial Corp.
2.450%, 04/24/2019	395,000	395,812
3.500%, 06/15/2023	1,023,000	1,017,326
4.200%, 10/29/2025	630,000	622,355
4.750%, 07/15/2021	700,000	758,580
Capital One Financial Corp. (5.550% to
06/01/2020, then 3 month
LIBOR + 3.800%)
06/01/2020 (Q)	530,000	527,350
Capital One NA
2.350%, 08/17/2018	500,000	501,031
Citigroup, Inc.
3.500%, 05/15/2023	1,060,000	1,042,291
4.500%, 01/14/2022	1,000,000	1,071,213
Citigroup, Inc. (5.950% to 08/15/2020,
then 3 month LIBOR + 4.095%)
08/15/2020 (Q)	425,000	423,672
CNA Financial Corp.
6.500%, 08/15/2016	1,310,000	1,348,877
7.250%, 11/15/2023	340,000	402,016
CNO Financial Group, Inc.
5.250%, 05/30/2025	460,000	468,050
Columbia Property Trust Operating
Partnership LP
4.150%, 04/01/2025	600,000	593,338
Commerzbank AG
8.125%, 09/19/2023 (S)	765,000	877,998
Corrections Corp. of America
4.625%, 05/01/2023	405,000	390,825
5.000%, 10/15/2022	175,000	174,125
Credit Acceptance Corp.
6.125%, 02/15/2021	635,000	622,300
Credit Agricole SA
4.375%, 03/17/2025 (S)	600,000	580,465
Credit Agricole SA (6.625% to
09/23/2019, then 5 Year U.S. Swap
Rate + 4.697%)
09/23/2019 (Q)(S)	545,000	535,735
Credit Agricole SA (7.875% to
01/23/2024, then 5 Year U.S. Swap
Rate + 4.898%)
01/23/2024 (Q)(S)	650,000	664,625
Credit Agricole SA (8.125% to
09/19/2018, then 5 Year U.S. Swap
Rate + 6.283%)
09/19/2033 (S)	350,000	385,745
Credit Suisse Group Funding
Guernsey, Ltd. (7.500% to 12/11/2023,
then 5 Year U.S. Swap Rate + 4.598%)
12/11/2023 (Q)(S)	435,000	456,677
Credito Real SAB de CV
7.500%, 03/13/2019 (S)	600,000	594,000
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	565,000	604,025
6.113%, 01/15/2020 (S)	620,000	676,328
DDR Corp.
3.500%, 01/15/2021	650,000	644,990
Deutsche Bank AG
4.500%, 04/01/2025	605,000	556,613
4

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Discover Bank
2.600%, 11/13/2018	$745,000	$744,555
Discover Financial Services
3.950%, 11/06/2024	510,000	502,947
5.200%, 04/27/2022	610,000	652,605
Doric Nimrod Air Alpha 2013-1 Class A
Pass Through Trust
5.250%, 05/30/2023 (S)	394,661	407,488
Doric Nimrod Air Alpha 2013-1 Class B
Pass Through Trust
6.125%, 11/30/2019 (S)	210,401	213,557
Doric Nimrod Air Finance Alpha, Ltd.
2012-1 Class A Pass Through Trust
5.125%, 11/30/2022 (S)	395,091	404,436
Enova International, Inc.
9.750%, 06/01/2021	545,000	392,400
EPR Properties
5.750%, 08/15/2022	500,000	525,209
Equity Commonwealth
5.875%, 09/15/2020	700,000	752,465
ERP Operating LP
3.375%, 06/01/2025	300,000	296,921
5.750%, 06/15/2017	1,000,000	1,056,665
Essex Portfolio LP
5.500%, 03/15/2017	906,000	943,315
Fifth Third Bancorp (5.100% to
06/30/2023, then 3 month
LIBOR + 3.033%)
06/30/2023 (Q)	475,000	424,531
FS Investment Corp.
4.000%, 07/15/2019	545,000	540,169
General Electric Capital Corp.
0.842%, 08/15/2036 (P)	410,000	348,878
HBOS PLC
6.750%, 05/21/2018 (S)	1,145,000	1,248,928
HCP, Inc.
3.875%, 08/15/2024	800,000	775,374
Healthcare Realty Trust, Inc.
5.750%, 01/15/2021	1,000,000	1,103,144
Highwoods Realty LP
5.850%, 03/15/2017	240,000	250,199
HSBC Holdings PLC (6.375% to
09/17/2024, then 5 Year
U.S. ISDAFIX + 3.705%)
09/17/2024 (Q)	185,000	182,688
ING Bank NV
5.800%, 09/25/2023 (S)	620,000	673,662
ING Groep NV (6.500% to 04/16/2025,
then 5 Year U.S. Swap Rate + 4.446%)
04/16/2025 (Q)	200,000	195,375
Invesco Finance PLC
3.125%, 11/30/2022	850,000	838,544
Iron Mountain, Inc.
5.750%, 08/15/2024	555,000	535,575
6.000%, 08/15/2023	540,000	558,900
iStar, Inc.
5.000%, 07/01/2019	90,000	87,413
Jefferies Group LLC
5.125%, 04/13/2018	600,000	624,106
6.875%, 04/15/2021	725,000	811,406
8.500%, 07/15/2019	810,000	943,588
JPMorgan Chase & Co.
3.375%, 05/01/2023	1,250,000	1,229,214

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co. (continued)
4.125%, 12/15/2026	$600,000	$598,921
4.500%, 01/24/2022	1,300,000	1,402,201
4.625%, 05/10/2021	1,035,000	1,118,535
6.300%, 04/23/2019	1,000,000	1,121,525
JPMorgan Chase & Co. (5.000% to
07/01/2019, then 3 month
LIBOR + 3.320%)
07/01/2019 (Q)	670,000	636,500
JPMorgan Chase & Co. (5.150% to
05/01/2023, then 3 month
LIBOR + 3.250%)
05/01/2023 (Q)	510,000	481,950
JPMorgan Chase & Co. (6.750% to
02/01/2024, then 3 month
LIBOR + 3.780%)
02/01/2024 (Q)	1,035,000	1,128,150
JPMorgan Chase & Co. (7.900% to
04/30/2018, then 3 month
LIBOR + 3.470%)
04/30/2018 (Q)	795,000	809,310
Kimco Realty Corp.
6.875%, 10/01/2019	755,000	867,253
Legg Mason, Inc.
3.950%, 07/15/2024	660,000	649,542
Leucadia National Corp.
5.500%, 10/18/2023	1,770,000	1,729,032
Liberty Mutual Group, Inc.
4.250%, 06/15/2023 (S)	1,000,000	1,016,806
Liberty Mutual Group, Inc. (7.800% to
03/15/2037, then 3 month LIBOR
+3.576%)
03/15/2087 (S)	540,000	615,600
Liberty Property LP
5.500%, 12/15/2016	800,000	826,290
Lincoln National Corp.
6.250%, 02/15/2020	1,000,000	1,123,699
Lloyds Banking Group PLC
5.300%, 12/01/2045 (S)	628,000	636,846
Lloyds Banking Group PLC (7.500% to
06/27/2024, then 5 Year U.S. Swap
Rate + 4.760%)
06/27/2024 (Q)	435,000	463,275
Loews Corp.
2.625%, 05/15/2023	630,000	600,343
Macquarie Bank, Ltd.
4.875%, 06/10/2025 (S)	775,000	765,316
Macquarie Group, Ltd.
3.000%, 12/03/2018 (S)	650,000	656,056
Manufacturers & Traders Trust Company
(5.629% to 12/01/2016, then 3 month
LIBOR + 6.400%)
12/01/2021	735,000	724,379
Markel Corp.
5.000%, 03/30/2043	1,270,000	1,265,556
5.350%, 06/01/2021	800,000	878,615
McGraw Hill Financial, Inc.
4.000%, 06/15/2025	720,000	722,012
4.400%, 02/15/2026	500,000	511,848
MetLife, Inc.
3.000%, 03/01/2025	300,000	288,500
6.400%, 12/15/2036	520,000	568,100
5

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Mizuho Financial Group Cayman 3, Ltd.
4.600%, 03/27/2024 (S)	$430,000	$442,879
Montpelier Re Holdings, Ltd.
4.700%, 10/15/2022	1,080,000	1,097,828
Morgan Stanley
3.750%, 02/25/2023	1,250,000	1,281,140
4.100%, 05/22/2023	900,000	909,839
4.300%, 01/27/2045	360,000	343,251
5.500%, 01/26/2020	435,000	478,896
5.550%, 04/27/2017	380,000	398,726
5.950%, 12/28/2017	565,000	607,545
6.625%, 04/01/2018	470,000	515,420
7.300%, 05/13/2019	1,180,000	1,355,920
Morgan Stanley (5.450% to 07/15/2019,
then 3 month LIBOR + 3.610%)
07/15/2019 (Q)	200,000	195,250
Morgan Stanley (5.550% to 07/15/2020,
then 3 month LIBOR + 3.810%)
07/15/2020 (Q)	475,000	475,000
MPT Operating Partnership LP
6.375%, 02/15/2022	385,000	392,700
6.875%, 05/01/2021	295,000	306,063
MSCI, Inc.
5.250%, 11/15/2024 (S)	50,000	50,750
National Retail Properties, Inc.
3.300%, 04/15/2023	1,260,000	1,213,103
Nationstar Mortgage LLC
6.500%, 07/01/2021	470,000	415,950
7.875%, 10/01/2020	520,000	497,640
9.625%, 05/01/2019	195,000	201,338
Nationwide Mutual Insurance Company
2.802%, 12/15/2024 (P)(S)	1,130,000	1,092,946
NewStar Financial, Inc.
7.250%, 05/01/2020	640,000	620,800
Nippon Life Insurance Company (5.100%
to 10/16/2024, then 5 Year
U.S. ISDAFIX + 3.650%)
10/16/2044 (S)	410,000	428,450
Oil Casualty Insurance, Ltd.
8.000%, 09/15/2034 (S)	1,127,000	1,332,366
Omega Healthcare Investors, Inc.
4.500%, 01/15/2025	430,000	419,769
4.950%, 04/01/2024	995,000	1,004,956
5.250%, 01/15/2026 (S)	260,000	265,559
Pacific LifeCorp.
6.000%, 02/10/2020 (S)	340,000	378,261
Piedmont Operating Partnership LP
4.450%, 03/15/2024	500,000	500,598
Prudential Financial, Inc. (5.200% to
03/15/2024, then 3 month
LIBOR + 3.040%)
03/15/2044	395,000	381,373
Prudential Financial, Inc. (5.875% to
09/01/2022, then 3 month
LIBOR + 4.175%)
09/15/2042	391,000	406,445
Quicken Loans, Inc.
5.750%, 05/01/2025 (S)	400,000	381,000
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q)(S)	702,000	866,619

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Realty Income Corp.
5.375%, 09/15/2017	$1,250,000	$1,318,244
Royal Bank of Scotland Group PLC
(8.000% to 08/10/2025, then 5 Year
U.S. Swap Rate + 5.720%)
08/10/2025 (Q)	300,000	317,250
Santander UK Group Holdings PLC
4.750%, 09/15/2025 (S)	540,000	532,876
Sirius International Group, Ltd. (7.506%
to 06/30/2017, then 3 month
LIBOR + 3.200%)
06/30/2017 (Q)(S)	1,270,000	1,282,700
SL Green Realty Corp.
7.750%, 03/15/2020	775,000	904,835
Societe Generale SA (8.000% to
09/29/2025, then 5 Year
U.S. ISDAFIX + 5.873%)
09/29/2025 (Q)(S)	600,000	611,440
Societe Generale SA (8.250% to
11/29/2018, then 5 Year U.S. Swap
Rate + 6.394%)
11/29/2018 (Q)	385,000	408,100
Stearns Holdings, Inc.
9.375%, 08/15/2020 (S)	230,000	227,700
Stifel Financial Corp.
4.250%, 07/18/2024	1,270,000	1,262,070
Synovus Financial Corp.
7.875%, 02/15/2019	260,000	288,600
Teachers Insurance & Annuity Association
of America
6.850%, 12/16/2039 (S)	730,000	902,629
The Bear Stearns Companies LLC
7.250%, 02/01/2018	405,000	446,779
The Charles Schwab Corp. (7.000% to
02/01/2022, then 3 month
LIBOR + 4.820%)
02/01/2022 (Q)	1,000,000	1,135,000
The Goldman Sachs Group, Inc.
3.625%, 01/22/2023	1,200,000	1,214,083
3.750%, 05/22/2025	485,000	488,429
4.750%, 10/21/2045	245,000	243,315
5.250%, 07/27/2021	310,000	342,908
5.750%, 01/24/2022	160,000	181,971
5.950%, 01/18/2018	725,000	780,789
6.150%, 04/01/2018	1,000,000	1,085,931
The Hartford Financial
Services Group, Inc.
5.500%, 03/30/2020	1,000,000	1,107,237
6.625%, 03/30/2040	500,000	617,135
The Hartford Financial Services
Group, Inc. (8.125% to 06/15/2018,
then 3 month LIBOR + 4.603%)
06/15/2038	735,000	803,906
The PNC Financial Services Group, Inc.
(4.850% to 06/01/2023, then 3 month
LIBOR + 3.040%)
06/01/2023 (Q)	475,000	445,374
The PNC Financial Services Group, Inc.
(6.750% to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	615,000	654,206
USB Realty Corp.
1.468%, 01/15/2017 (P)(Q)(S)	310,000	279,000
6

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Ventas Realty LP
3.500%, 02/01/2025	$295,000	$282,498
3.750%, 05/01/2024	250,000	244,980
4.750%, 06/01/2021	565,000	601,798
Vereit Operating Partnership LP
2.000%, 02/06/2017	600,000	594,000
4.600%, 02/06/2024	667,000	631,983
Vornado Realty LP
5.000%, 01/15/2022	1,250,000	1,327,126
Voya Financial, Inc. (5.650% to
05/15/2023, then 3 month
LIBOR + 3.580%)
05/15/2053	855,000	842,175
Weingarten Realty Investors
3.375%, 10/15/2022	1,050,000	1,024,785
Wells Fargo & Company
3.450%, 02/13/2023	900,000	902,439
4.650%, 11/04/2044	215,000	209,182
Wells Fargo & Company (5.875% to
06/15/2025, then 3 month
LIBOR + 3.990%)
06/15/2025 (Q)	685,000	720,963
Wells Fargo & Company (5.900% to
06/15/2024, then 3 month
LIBOR + 3.110%)
06/15/2024 (Q)	735,000	741,431
Wells Fargo & Company, Series K
(7.980% to 03/15/2018, then 3 month
LIBOR + 3.770%)
03/15/2018 (Q)	972,000	1,009,665
Wells Fargo Bank NA
5.850%, 02/01/2037	240,000	286,744
Welltower, Inc.
3.750%, 03/15/2023	250,000	245,669
Willis Group Holdings PLC
5.750%, 03/15/2021	1,350,000	1,492,579
XLIT, Ltd.
5.750%, 10/01/2021	1,000,000	1,114,663
		127,508,002
Health care - 1.7%
AbbVie, Inc.
3.600%, 05/14/2025	735,000	725,491
Actavis Funding SCS
3.800%, 03/15/2025	450,000	447,743
Agilent Technologies, Inc.
3.875%, 07/15/2023	670,000	670,931
Alere, Inc.
7.250%, 07/01/2018	240,000	245,400
Anthem, Inc.
6.375%, 06/15/2037	1,000,000	1,185,089
Celgene Corp.
5.000%, 08/15/2045	790,000	793,023
Cigna Corp.
4.500%, 03/15/2021	1,100,000	1,167,634
Covenant Surgical Partners, Inc.
8.750%, 08/01/2019 (S)	239,000	233,025
Fresenius US Finance II, Inc.
4.500%, 01/15/2023 (S)	245,000	247,450
HCA, Inc.
5.250%, 04/15/2025	520,000	523,900
7.500%, 02/15/2022	380,000	420,850
Mallinckrodt International Finance SA
5.500%, 04/15/2025 (S)	95,000	87,400

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Mallinckrodt International
Finance SA (continued)
5.750%, 08/01/2022 (S)	$355,000	$340,800
Medco Health Solutions, Inc.
7.125%, 03/15/2018	325,000	359,292
MEDNAX, Inc.
5.250%, 12/01/2023 (S)	85,000	85,425
Medtronic, Inc.
4.625%, 03/15/2045	610,000	628,926
Molina Healthcare, Inc.
5.375%, 11/15/2022 (S)	430,000	430,000
Mylan, Inc.
2.600%, 06/24/2018	670,000	664,921
Quintiles Transnational Corp.
4.875%, 05/15/2023 (S)	155,000	155,775
Select Medical Corp.
6.375%, 06/01/2021	600,000	525,000
Teva Pharmaceutical Finance
Company LLC
6.150%, 02/01/2036	49,000	53,574
UnitedHealth Group, Inc.
3.750%, 07/15/2025	650,000	670,682
5.800%, 03/15/2036	540,000	637,163
Valeant Pharmaceuticals International, Inc.
6.125%, 04/15/2025 (S)	295,000	263,288
WellCare Health Plans, Inc.
5.750%, 11/15/2020	245,000	252,350
Zimmer Biomet Holdings, Inc.
3.550%, 04/01/2025	1,075,000	1,045,170
		12,860,302
Industrials - 4.3%
AerCap Ireland Capital, Ltd.
4.625%, 10/30/2020	150,000	153,563
Ahern Rentals, Inc.
7.375%, 05/15/2023 (S)	575,000	464,313
Air Lease Corp.
3.375%, 01/15/2019	470,000	472,350
3.875%, 04/01/2021	340,000	341,700
4.750%, 03/01/2020 (L)	805,000	843,238
5.625%, 04/01/2017	235,000	243,813
Aircastle, Ltd.
5.500%, 02/15/2022	325,000	333,938
6.250%, 12/01/2019	265,000	284,875
7.625%, 04/15/2020	205,000	230,625
American Airlines 2011-1 Class B Pass
Through Trust
7.000%, 01/31/2018 (S)	750,492	788,016
American Airlines 2013-2 Class A Pass
Through Trust
4.950%, 01/15/2023	459,950	485,247
American Airlines 2013-2 Class B Pass
Through Trust
5.600%, 07/15/2020 (S)	122,250	124,695
American Airlines 2015-1 Class B Pass
Through Trust
3.700%, 05/01/2023	839,192	820,310
Ashtead Capital, Inc.
5.625%, 10/01/2024 (S)	280,000	283,500
British Airways 2013-1 Class A Pass
Through Trust
4.625%, 06/20/2024 (S)	935,858	975,632
7

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
British Airways 2013-1 Class B Pass
Through Trust
5.625%, 06/20/2020 (S)	$232,599	$242,194
Builders FirstSource, Inc.
10.750%, 08/15/2023 (S)	315,000	312,638
Casella Waste Systems, Inc.
7.750%, 02/15/2019	395,000	392,038
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	111,612	114,190
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 02/02/2019	153,475	163,252
Continental Airlines 2000-2 Class B Pass
Through Trust
8.307%, 04/02/2018	31,681	33,582
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 04/19/2022	462,374	510,599
Continental Airlines 2012-1 Class B Pass
Through Trust
6.250%, 04/11/2020	126,925	133,271
Delta Air Lines 2002-1 Class G-1 Pass
Through Trust
6.718%, 01/02/2023	490,764	555,790
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	418,407	481,921
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 07/02/2018	103,165	110,516
Embraer Overseas, Ltd.
5.696%, 09/16/2023 (S)	242,000	235,345
Empresa de Transporte de Pasajeros
Metro SA
4.750%, 02/04/2024 (S)	340,000	348,621
EnerSys
5.000%, 04/30/2023 (S)	145,000	144,275
Florida East Coast Holdings Corp.
6.750%, 05/01/2019 (S)	360,000	329,400
General Electric Company
2.700%, 10/09/2022	1,100,000	1,096,099
General Electric Company (4.000% to
06/15/2022, then 3 month
LIBOR + 2.280%)
06/15/2022 (Q)	808,598	808,598
General Electric Company (4.100% to
12/15/2022, then 3 month
LIBOR + 2.320%)
12/15/2022 (Q)	580,307	578,856
Huntington Ingalls Industries, Inc.
5.000%, 12/15/2021 to 11/15/2025 (S)	615,000	626,156
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	305,000	334,356
JB Hunt Transport Services, Inc.
3.850%, 03/15/2024	700,000	711,176
Lockheed Martin Corp.
2.900%, 03/01/2025	560,000	537,630
4.700%, 05/15/2046	430,000	442,477
Masco Corp.
4.450%, 04/01/2025	390,000	382,200
7.125%, 03/15/2020	330,000	381,150

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Navios South American Logistics, Inc.
7.250%, 05/01/2022 (S)	$290,000	$189,950
Northwest Airlines 2007-1 Class A Pass
Through Trust
7.027%, 11/01/2019	271,518	302,553
Odebrecht Finance, Ltd.
7.125%, 06/26/2042 (S)	340,000	172,550
7.500%, 02/08/2016 (Q)(S)	130,000	69,063
Optimas OE Solutions Holding LLC
8.625%, 06/01/2021 (S)	205,000	174,250
Owens Corning
4.200%, 12/15/2022	585,000	585,710
Penske Truck Leasing Company LP
3.375%, 02/01/2022 (S)	820,000	796,262
Ryder System, Inc.
2.450%, 11/15/2018	900,000	899,330
Safway Group Holding LLC
7.000%, 05/15/2018 (S)	135,000	134,663
SPL Logistics Escrow LLC
8.875%, 08/01/2020 (S)	251,000	244,725
Stanley Black & Decker, Inc. (5.750% to
12/15/2018, then 3 month
LIBOR + 4.304%)
12/15/2053	650,000	682,500
Textron Financial Corp. (6.000% to
02/15/2017, then 3 month
LIBOR + 1.735%)
02/15/2067 (S)	2,955,000	2,098,050
Textron, Inc.
3.875%, 03/01/2025	250,000	245,317
7.250%, 10/01/2019	245,000	278,774
The Dun & Bradstreet Corp.
4.375%, 12/01/2022	700,000	685,652
Trinity Industries, Inc.
4.550%, 10/01/2024	800,000	733,317
Tutor Perini Corp.
7.625%, 11/01/2018	475,000	475,000
Tyco Electronics Group SA
2.375%, 12/17/2018	980,000	978,778
4.875%, 01/15/2021	500,000	539,397
6.550%, 10/01/2017	945,000	1,018,461
UAL 2009-1 Pass Through Trust
10.400%, 11/01/2016	43,051	45,640
UAL 2009-2A Pass Through Trust
9.750%, 01/15/2017	102,536	108,176
Union Pacific Corp.
4.163%, 07/15/2022	1,137,000	1,229,764
United Airlines 2014-2 Class A Pass
Through Trust
3.750%, 09/03/2026	540,000	544,752
United Airlines 2014-2 Class B Pass
Through Trust
4.625%, 09/03/2022	755,000	756,888
United Rentals North America, Inc.
5.500%, 07/15/2025	390,000	378,300
5.750%, 11/15/2024	445,000	440,550
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	429,238	480,747
XPO Logistics, Inc.
6.500%, 06/15/2022 (S)	805,000	744,625
		32,885,889
8

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Information technology - 0.9%
Alibaba Group Holding, Ltd.
3.600%, 11/28/2024	$600,000	$573,145
Ancestry.com Holdings LLC, PIK
9.625%, 10/15/2018 (S)	280,000	275,800
Ancestry.com, Inc.
11.000%, 12/15/2020	400,000	427,000
Fidelity National Information
Services, Inc.
5.000%, 10/15/2025	505,000	521,262
Fiserv, Inc.
3.850%, 06/01/2025	614,000	613,212
Micron Technology, Inc.
5.875%, 02/15/2022	415,000	403,588
Qorvo, Inc.
6.750%, 12/01/2023 (S)	235,000	239,700
7.000%, 12/01/2025 (S)	205,000	211,150
QUALCOMM, Inc.
3.450%, 05/20/2025	500,000	479,659
Rackspace Hosting, Inc.
6.500%, 01/15/2024 (S)	540,000	521,100
Sixsigma Networks Mexico SA de CV
8.250%, 11/07/2021 (S)	305,000	291,275
VeriSign, Inc.
5.250%, 04/01/2025	400,000	402,000
Visa, Inc.
3.150%, 12/14/2025	720,000	721,521
4.300%, 12/14/2045	760,000	770,327
Zebra Technologies Corp.
7.250%, 10/15/2022	335,000	350,075
		6,800,814
Materials - 1.6%
Alcoa, Inc.
5.720%, 02/23/2019	560,000	580,356
Allegheny Technologies, Inc.
9.375%, 06/01/2019	805,000	644,000
American Gilsonite Company
11.500%, 09/01/2017 (S)	192,000	134,400
ArcelorMittal
10.850%, 06/01/2019	265,000	248,438
Ardagh Finance Holdings SA, PIK
8.625%, 06/15/2019 (S)	397,534	391,817
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	585,000	582,075
Cemex SAB de CV
6.125%, 05/05/2025 (S)	500,000	427,500
6.500%, 12/10/2019 (S)	500,000	482,500
Commercial Metals Company
7.350%, 08/15/2018	320,000	336,816
Eastman Chemical Company
4.500%, 01/15/2021	1,000,000	1,054,788
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	225,000	244,046
Methanex Corp.
5.650%, 12/01/2044	450,000	364,132
MMC Norilsk Nickel OJSC
5.550%, 10/28/2020 (S)	175,000	175,214
6.625%, 10/14/2022 (S)	500,000	509,000
Norbord, Inc.
6.250%, 04/15/2023 (S)	315,000	311,063
NOVA Chemicals Corp.
5.000%, 05/01/2025 (S)	700,000	680,750
Platform Specialty Products Corp.
6.500%, 02/01/2022 (S)	765,000	661,725

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Rain CII Carbon LLC
8.250%, 01/15/2021 (S)	$455,000	$354,900
The Dow Chemical Company
3.000%, 11/15/2022	270,000	258,656
4.125%, 11/15/2021	1,000,000	1,048,694
The Mosaic Company
4.250%, 11/15/2023	1,300,000	1,287,655
Valspar Corp.
4.200%, 01/15/2022	1,000,000	1,019,563
Wise Metals Group LLC
8.750%, 12/15/2018 (S)	360,000	272,700
		12,070,788
Telecommunication services - 1.7%
AT&T, Inc.
4.350%, 06/15/2045	285,000	244,931
4.750%, 05/15/2046	410,000	375,324
5.350%, 09/01/2040	580,000	572,860
CC Holdings GS V LLC
3.849%, 04/15/2023	515,000	505,792
CenturyLink, Inc.
7.600%, 09/15/2039	1,000,000	765,000
Columbus International, Inc.
7.375%, 03/30/2021 (S)	200,000	198,000
Comcel Trust
6.875%, 02/06/2024 (S)	700,000	539,000
Deutsche Telekom International
Finance BV
8.750%, 06/15/2030	758,000	1,051,553
Digicel Group, Ltd.
8.250%, 09/30/2020 (S)	395,000	325,875
Digicel, Ltd.
6.750%, 03/01/2023 (S)	300,000	250,500
GCI, Inc.
6.875%, 04/15/2025	345,000	352,763
Millicom International Cellular SA
4.750%, 05/22/2020 (S)	500,000	447,500
6.625%, 10/15/2021 (S)	450,000	415,688
MTN Mauritius Investments, Ltd.
4.755%, 11/11/2024 (S)	140,000	121,800
SBA Tower Trust
2.933%, 12/15/2017 (S)	405,000	409,822
3.598%, 04/15/2018 (S)	505,000	503,243
5.101%, 04/17/2017 (S)	410,000	415,061
SoftBank Group Corp.
4.500%, 04/15/2020 (S)	390,000	388,050
Sprint Capital Corp.
6.875%, 11/15/2028	400,000	280,000
T-Mobile USA, Inc.
6.125%, 01/15/2022	225,000	231,188
6.250%, 04/01/2021	275,000	283,938
Telecom Italia Capital SA
7.200%, 07/18/2036	325,000	328,250
Verizon Communications, Inc.
4.272%, 01/15/2036	1,311,000	1,183,316
4.400%, 11/01/2034	400,000	369,052
4.522%, 09/15/2048	978,000	874,536
4.672%, 03/15/2055	397,000	344,385
5.012%, 08/21/2054	596,000	545,584
6.550%, 09/15/2043	433,000	514,048
Wind Acquisition Finance SA
7.375%, 04/23/2021 (S)	310,000	292,950
		13,130,009
9

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities - 1.8%
Arizona Public Service Company
5.500%, 09/01/2035	$1,118,000	$1,275,031
Beaver Valley II Funding Corp.
9.000%, 06/01/2017	52,000	55,120
BVPS II Funding Corp.
8.890%, 06/01/2017	11,000	11,428
CenterPoint Energy Houston Electric LLC
6.950%, 03/15/2033	535,000	704,834
Dynegy, Inc.
6.750%, 11/01/2019	180,000	169,200
7.625%, 11/01/2024	695,000	594,086
Electricite de France SA
3.625%, 10/13/2025 (S)	375,000	366,783
Electricite de France SA (5.250% to
01/29/2023, then 10 Year U.S. Swap
Rate + 3.709%)
01/29/2023 (Q)(S)	450,000	423,000
Empresa Electrica Angamos SA
4.875%, 05/25/2029 (S)	405,000	361,290
Entergy Corp.
4.700%, 01/15/2017	1,000,000	1,025,418
Israel Electric Corp., Ltd.
5.625%, 06/21/2018 (S)	390,000	410,701
6.875%, 06/21/2023 (S)	170,000	193,953
7.250%, 01/15/2019 (S)	350,000	387,909
NiSource Finance Corp.
4.800%, 02/15/2044	1,860,000	1,889,116
6.400%, 03/15/2018	268,000	292,010
NRG Yield Operating LLC
5.375%, 08/15/2024	645,000	534,544
Oncor Electric Delivery Company LLC
4.100%, 06/01/2022	750,000	779,447
PPL Capital Funding, Inc.
3.400%, 06/01/2023	1,160,000	1,156,304
PSEG Power LLC
8.625%, 04/15/2031	736,000	916,123
Southern California Edison Company
(6.250% to 02/01/2022, then 3 month
LIBOR + 4.199%)
02/01/2022 (Q)	280,000	308,490
Talen Energy Supply LLC
6.500%, 06/01/2025 (L)(S)	310,000	204,600
TerraForm Power Operating LLC
5.875%, 02/01/2023 (S)	815,000	674,413
TransAlta Corp.
6.900%, 05/15/2018	1,157,000	1,177,727
W3A Funding Corp.
8.090%, 01/02/2017	96,740	96,510
		14,008,037
TOTAL CORPORATE BONDS (Cost $305,896,475)		$302,197,154

CAPITAL PREFERRED SECURITIES - 0.8%
Financials - 0.8%
BAC Capital Trust XIV, Series G
4.000%, 01/25/2016 (P)(Q)	640,000	472,672
Goldman Sachs Capital II
4.000%, 02/08/2016 (P)(Q)	790,000	556,950
MetLife Capital Trust X (9.250% to
04/08/2033, then 3 month
LIBOR + 5.540%)
04/08/2038 (S)	400,000	552,000
Sovereign Capital Trust VI
7.908%, 06/13/2036	335,000	340,711

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
State Street Capital Trust IV
1.512%, 06/15/2037 (P)	$770,000	$629,475
SunTrust Preferred Capital I
4.000%, 02/08/2016 (P)(Q)	425,000	320,875
USB Capital IX
3.500%, 02/08/2016 (P)(Q)	1,045,000	804,650
ZFS Finance USA Trust II (6.450% to
06/15/2016 then 3 month
LIBOR + 2.000%)
12/15/2065 (S)	925,000	934,713
ZFS Finance USA Trust V (6.500% to
05/09/2017, then 3 month
LIBOR + 2.285%)
05/09/2037 (S)	1,580,000	1,611,600
		6,223,646
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $6,368,290)		$6,223,646

CONVERTIBLE BONDS - 0.0%
Utilities - 0.0%
NRG Yield, Inc.
3.250%, 06/01/2020 (S)	370,000	310,569
TOTAL CONVERTIBLE BONDS (Cost $370,000)		$310,569

TERM LOANS (M) - 0.2%
Consumer staples - 0.1%
The Sun Products Corp.
5.500%, 03/23/2020	368,858	343,960
Financials - 0.0%
Walter Investment Management Corp.
4.750%, 12/19/2020	276,218	237,202
Industrials - 0.1%
Delta Air Lines, Inc.
3.250%, 10/18/2018	233,602	232,653
GOL LuxCo SA
6.500%, 08/31/2020	385,000	373,450
WP CPP Holdings LLC
4.500%, 12/28/2019	242,500	223,706
		829,809
Utilities - 0.0%
ExGen Texas Power LLC
5.750%, 09/16/2021	404,761	291,428
TOTAL TERM LOANS (Cost $1,895,283)		$1,702,399

MUNICIPAL BONDS - 0.4%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	1,885,000	2,679,264
TOTAL MUNICIPAL BONDS (Cost $2,068,957)		$2,679,264

COLLATERALIZED MORTGAGE
OBLIGATIONS - 18.9%
Commercial and residential - 14.9%
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 7A12
1.002%, 08/25/2035 (P)	269,393	259,284
American Home
Mortgage Investment Trust
Series 2005-1, Class 1A1,
0.642%, 06/25/2045 (P)	554,468	516,925
10

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
American Home Mortgage
Investment Trust (continued)
Series 2005-1, Class AHM,
2.654%, 06/25/2045 (P)	$429,795	$426,166
Series 2004-4, Class 5A,
2.654%, 02/25/2045 (P)	704,187	713,040
Americold 2010 LLC Trust
Series 2010-ARTA, Class C,
6.811%, 01/14/2029 (S)	1,350,000	1,522,239
Series 2010-ARTA, Class D,
7.443%, 01/14/2029 (S)	2,265,000	2,544,375
AOA Mortgage Trust, Series 2015-1177,
Class C 3.010%, 12/13/2029 (P)(S)	545,000	519,674
BAMLL Commercial
Mortgage Securities Trust
Series 2013-DSNY, Class E,
2.931%, 09/15/2026 (P)(S)	320,000	316,785
Series 2014-ICTS, Class D,
2.231%, 06/15/2028 (P)(S)	305,000	302,808
Series 2014-ICTS, Class E,
3.281%, 06/15/2028 (P)(S)	185,000	184,442
Series 2015-200P, Class F,
3.596%, 04/14/2033 (P)(S)	600,000	520,831
Banc of America
Commercial Mortgage Trust
Series 2006-6, Class AJ,
5.421%, 10/10/2045	260,000	263,632
Series 2006-6, Class AM,
5.390%, 10/10/2045	1,350,000	1,384,205
Series 2007-3, Class AJ,
5.558%, 06/10/2049 (P)	500,000	506,585
Series 2007-3, Class AM,
5.558%, 06/10/2049 (P)	1,000,000	1,038,451
Series 2007-3, Class AMF,
5.317%, 06/10/2049	1,000,000	1,034,593
Series 2007-4, Class AM,
5.809%, 02/10/2051 (P)	610,000	637,558
Banc of America Merrill Lynch
Commercial Mortgage, Inc.,
Series 2005-5, Class XC IO
0.035%, 10/10/2045 (S)	21,757,850	11,277
Banc of America Mortgage Trust,
Series 2003-I, Class 2A6
2.993%, 10/25/2033 (P)	848,321	863,934
Bayview Commercial Asset Trust
Series 2005-1A, Class A2,
0.772%, 04/25/2035 (P)(S)	638,854	587,357
Series 2006-2A, Class A2,
0.702%, 07/25/2036 (P)(S)	497,780	420,900
BBCMS Trust
Series 2015, Class C,
2.331%, 02/15/2028 (P)(S)	300,000	295,842
Series 2015-MSQ, Class D,
3.990%, 09/15/2032 (P)(S)	695,000	688,167
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4,
0.982%, 07/25/2035 (P)	369,949	352,147
Series 2005-7, Class 11A1,
0.962%, 08/25/2035 (P)	563,105	536,898

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Bear Stearns Asset
Backed Securities Trust
Series 2004-AC5, Class A1,
5.750%, 10/25/2034 (P)	$570,047	$579,016
Series 2003-AC4, Class A,
5.500%, 09/25/2033 (P)	831,087	846,079
Bear Stearns Commercial
Mortgage Securities Trust
Series 2007-PWR16, Class AJ,
5.722%, 06/11/2040 (P)	500,000	499,002
Series 2004-PWR5, Class X1 IO,
0.604%, 07/11/2042 (S)	2,168,634	34,240
Series 2004-T16, Class X1 IO,
0.390%, 02/13/2046 (S)	1,723,461	12,160
Bear Stearns Mortgage Funding Trust,
Series 2006-AR4, Class A1
0.632%, 12/25/2036 (P)	997,153	798,728
BHMS Mortgage Trust
Series 2014-ATLS, Class CFX,
4.691%, 07/05/2033 (P)(S)	500,000	494,577
Series 2014-ATLS, Class DFL,
3.430%, 07/05/2033 (P)(S)	855,000	843,418
BLCP Hotel Trust, Series 2014-CLRN,
Class D 2.831%, 08/15/2029 (P)(S)	875,000	856,064
BWAY Mortgage Trust
Series 2013-1515, Class F,
3.927%, 03/10/2033 (P)(S)	760,000	696,980
Series 2015-1740, Class D,
3.787%, 01/13/2035 (P)(S)	530,000	491,129
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2,
4.020%, 05/15/2029 (P)(S)	655,000	629,184
Series 2015-JWRZ, Class GL1,
3.181%, 05/15/2029 (P)(S)	500,000	492,477
Series 2015-JWRZ, Class GL2,
4.019%, 05/15/2029 (P)(S)	560,000	540,514
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH, Class D
3.331%, 12/15/2027 (P)(S)	805,000	790,360
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class F
3.786%, 04/10/2028 (P)(S)	475,000	452,638
CHL Mortgage Pass Through Trust,
Series 2004-HYB2, Class 4A
2.599%, 07/20/2034 (P)	1,207,641	1,209,609
Citigroup Commercial Mortgage Trust,
Series 2014-388G, Class E
2.681%, 06/15/2033 (P)(S)	690,000	676,549
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2007-CD4,
Class AMFX 5.366%, 12/11/2049 (P)	1,000,000	1,020,636
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank),
Series 2015-CR27, Class B
4.361%, 10/10/2048 (P)	325,000	332,942
Commercial Mortgage Trust
(Deutsche Bank)
Series 2007-C9, Class G,
5.796%, 12/10/2049 (P)(S)	400,000	395,258
Series 2012-CR3, Class XA IO,
2.113%, 10/15/2045	15,596,603	1,441,861
11

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Trust (Deutsche
Bank) (continued)
Series 2012-LC4, Class B,
4.934%, 12/10/2044 (P)	$380,000	$411,096
Series 2012-LC4, Class XA IO,
2.396%, 12/10/2044 (S)	5,796,873	556,905
Series 2013-300P, Class D,
4.394%, 08/10/2030 (P)(S)	710,000	708,848
Series 2013-300P, Class E,
4.394%, 08/10/2030 (P)(S)	700,000	686,166
Series 2013-CR11, Class B,
5.163%, 10/10/2046 (P)	985,000	1,076,550
Series 2013-CR13, Class C,
4.753%, 12/10/2023 (P)	435,000	442,102
Series 2013-CR6, Class XA IO,
1.502%, 03/10/2046	6,291,029	330,249
Series 2013-LC13, Class B,
5.009%, 08/10/2046 (P)(S)	585,000	636,912
Series 2014-FL4, Class D,
2.767%, 07/13/2031 (P)(S)	695,000	677,831
Series 2014-TWC, Class D,
2.446%, 02/13/2032 (P)(S)	680,000	671,397
Commercial Mortgage Trust (Deutsche
Bank/Morgan Stanley),
Series 2014-PAT, Class D
2.467%, 08/13/2027 (P)(S)	895,000	877,055
Commercial Mortgage Trust (Deutsche
Bank/UBS), Series 2014-UBS2,
Class XA IO 1.413%, 03/10/2047	5,181,000	394,257
Commercial Mortgage Trust (Goldman
Sachs/Royal Bank of Scotland),
Series 2007-GG11, Class AJ
6.049%, 12/10/2049 (P)	620,000	628,571
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO,
1.828%, 08/15/2045	11,940,468	1,027,755
Series 2014-CR15, Class XA IO,
1.324%, 02/10/2047	8,126,572	473,285
Series 2014-CR16, Class C,
4.905%, 04/10/2047 (P)	640,000	644,582
Core Industrial Trust, Series 2015-CALW,
Class F 3.850%, 02/10/2034 (P)(S)	715,000	665,908
Credit Suisse Commercial Mortgage Trust
Series 2007-C3, Class AM,
5.699%, 06/15/2039 (P)	500,000	510,724
Series 2014-ICE, Class D,
2.481%, 04/15/2027 (P)(S)	860,000	851,580
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C1,
Class AX IO 0.368%, 02/15/2038 (S)	2,277,674	2,128
Deutsche Mortgage Securities, Inc.
Mortgage Loan Trust, Series 2004-4,
Class 2AR1 0.692%, 06/25/2034 (P)	407,688	386,489
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2B
0.852%, 07/19/2044 (P)	1,137,678	1,040,727
Extended Stay America Trust,
Series 2013-ESH5, Class C5
2.675%, 12/05/2031 (S)	850,000	845,252
FREMF Mortgage Trust
Series 2011-K10, Class B,
4.631%, 11/25/2049 (P)(S)	1,000,000	1,047,969

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
FREMF Mortgage Trust (continued)
Series 2011-K11, Class B,
4.421%, 12/25/2048 (P)(S)	$875,000	$915,418
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class DFX,
3.382%, 12/15/2019 (P)(S)	325,000	312,670
Series 2015-NRF, Class EFX,
3.382%, 12/15/2019 (P)(S)	645,000	599,639
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class XC IO
0.008%, 06/10/2048 (S)	5,705,988	57
GE Commercial Mortgage Corp. Trust,
Series 2007-C1, Class AM
5.606%, 12/10/2049 (P)	1,000,000	1,016,817
Great Wolf Trust, Series 2015-WOLF,
Class D 3.831%, 05/15/2034 (P)(S)	765,000	754,625
Greenwich Capital Commercial
Funding Corp., Series 2006-GG7,
Class AM 5.826%, 07/10/2038 (P)	750,000	758,249
GS Mortgage Securities Trust
Series 2006-GG6, Class AJ,
5.635%, 04/10/2038 (P)	1,000,000	999,052
Series 2013-GC10, Class C,
4.285%, 02/10/2046 (P)(S)	859,800	850,667
Series 2015-590M, Class C,
3.805%, 10/10/2035 (P)(S)	695,000	678,717
Series 2005-GG4, Class XC IO,
0.575%, 07/10/2039 (S)	7,320,418	3,905
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO,
2.465%, 08/19/2045	2,202,250	143,525
Series 2005-9, Class 2A1C,
0.852%, 06/20/2035 (P)	437,401	401,369
Series 2007-3, Class ES IO,
0.350%, 05/19/2047 (S)	23,813,533	378,635
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	24,739,190	366,140
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	19,190,294	247,555
HILT Mortgage Trust, Series 2014-ORL,
Class D 2.481%, 07/15/2029 (P)(S)	660,000	650,778
Hilton USA Trust
Series 2013-HLF, Class EFL,
4.180%, 11/05/2030 (P)(S)	495,973	494,552
Series 2013-HLT, Class DFX,
4.407%, 11/05/2030 (S)	737,000	737,639
Series 2013-HLT, Class EFX,
4.453%, 11/05/2030 (P)(S)	500,000	499,866
Hudsons Bay Simon JV Trust,
Series 2015-HBFL, Class DFL
4.080%, 08/05/2034 (P)(S)	440,000	440,184
Impac Mortgage Holdings, Inc.,
Series 2004-4, Class M2
1.232%, 02/25/2035 (P)	430,000	393,411
Impac Secured Assets Trust,
Series 2006-5, Class 2A
0.622%, 12/25/2036 (P)	358,281	336,842
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO,
2.324%, 07/25/2035	9,205,963	630,982
Series 2005-AR8, Class AX2 IO,
2.351%, 05/25/2035	9,508,127	650,069
12

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
IndyMac Index Mortgage
Loan Trust (continued)
Series 2005-AR18, Class 1X IO,
2.190%, 10/25/2036	$6,672,593	$571,558
Series 2005-AR18, Class 2X IO,
1.817%, 10/25/2036	20,208,289	826,095
Irvine Core Office Trust, Series 2013-IRV,
Class XA IO 1.105%, 05/15/2048 (S)	17,603,582	708,924
JPMBB Commercial
Mortgage Securities Trust
Series 2013-C14, Class XA IO,
0.969%, 08/15/2046	11,551,665	414,378
Series 2014-C19, Class C,
4.676%, 04/15/2047 (P)	1,000,000	987,176
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2006-LDP8, Class AM,
5.440%, 05/15/2045	2,292,000	2,331,911
Series 2006-LDP8, Class X IO,
0.502%, 05/15/2045	49,378,190	118,764
Series 2007-LD12, Class AM,
6.009%, 02/15/2051 (P)	885,000	931,164
Series 2011-C3A, Class XA IO,
1.096%, 02/15/2046 (S)	20,844,788	701,054
Series 2011-C4, Class XA IO,
1.442%, 07/15/2046 (S)	29,793,575	935,345
Series 2012-HSBC, Class XA IO,
1.582%, 07/05/2032 (S)	11,850,000	952,530
Series 2014-FBLU, Class D,
2.931%, 12/15/2028 (P)(S)	770,000	769,993
Series 2014-FL5, Class C,
2.431%, 07/15/2031 (P)(S)	1,100,000	1,090,133
Series 2014-INN, Class F,
4.331%, 06/15/2029 (P)(S)	500,000	489,006
Series 2014-PHH, Class C,
2.431%, 08/15/2027 (P)(S)	885,000	892,261
Series 2015-MAR7, Class C,
4.490%, 06/05/2032 (S)	695,000	687,066
Series 2015-SG, Class B,
3.081%, 07/15/2036 (P)(S)	525,000	524,113
LB-UBS Commercial Mortgage Trust
Series 2006-C4, Class AJ,
5.840%, 06/15/2038 (P)	700,000	709,584
Series 2007-C1, Class AJ,
5.484%, 02/15/2040	500,000	505,005
Series 2007-C7, Class AJ,
6.242%, 09/15/2045 (P)	1,000,000	1,030,077
Series 2005-C1, Class XCL IO,
0.391%, 02/15/2040 (S)	2,905,322	14,297
MASTR Adjustable Rate Mortgages Trust
Series 2004-11, Class M2,
1.522%, 11/25/2034 (P)	510,000	493,490
Series 2004-13, Class 2A1,
2.775%, 04/21/2034 (P)	470,350	472,617
Series 2004-8, Class 5A1,
2.642%, 08/25/2034 (P)	1,171,176	1,164,549
MASTR Alternative Loans Trust,
Series 2004-4, Class 8A1
6.500%, 05/25/2034	562,861	584,243
Merrill Lynch Mortgage Investors Trust
Series 2005-2, Class 1A,
1.904%, 10/25/2035 (P)	480,021	465,428

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Merrill Lynch Mortgage
Investors Trust (continued)
Series 2005-A, Class A1,
0.882%, 03/25/2030 (P)	$52,731	$51,208
Merrill Lynch Mortgage Trust
Series 2008-C1, Class X IO,
0.371%, 02/12/2051 (S)	28,957,076	177,087
Series 2005-CIP1, Class XC IO,
0.035%, 07/12/2038 (S)	15,453,830	14
Series 2006-C2, Class X IO,
0.345%, 08/12/2043 (S)	63,779,035	111,951
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-5, Class AM,
5.419%, 08/12/2048	1,260,000	1,282,576
Series 2007-6, Class AM,
5.526%, 03/12/2051 (P)	1,950,000	1,991,049
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2012-C5, Class XA IO,
1.802%, 08/15/2045 (S)	14,497,474	987,814
Series 2012-C6, Class XA IO,
2.080%, 11/15/2045 (S)	11,296,655	856,807
Series 2013-C7, Class C,
4.181%, 02/15/2046 (P)	400,000	395,846
Series 2013-C7, Class XA IO,
1.663%, 02/15/2046	15,042,849	1,083,720
Series 2014-C18, Class 300D,
5.279%, 08/15/2031	570,000	555,290
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class AM,
5.681%, 04/15/2049 (P)	1,325,000	1,347,285
Series 2011-C3, Class XA IO,
1.206%, 07/15/2049 (S)	18,687,626	497,640
Series 2012-C4, Class AS,
3.773%, 03/15/2045	2,371,500	2,446,007
Series 2014-150E, Class D,
4.295%, 09/09/2032 (P)(S)	1,480,000	1,500,937
Series 2015, Class XLF1 C,
2.517%, 08/14/2031 (P)(S)	745,000	740,935
Series 2005-IQ9, Class X1 IO,
1.342%, 07/15/2056 (S)	6,084,293	81,805
Series 2005-T17, Class X1 IO,
0.788%, 12/13/2041 (S)	6,988,476	26,613
MortgageIT Trust, Series 2005-2,
Class 1A2 0.752%, 05/25/2035 (P)	350,247	327,057
Multi Security Asset Trust,
Series 2005-RR4A, Class F
5.880%, 11/28/2035 (P)(S)	580,000	554,155
Opteum Mortgage Acceptance Corp.
Asset Backed Pass-Through Certificates
Series 2005-2, Class M2,
0.872%, 04/25/2035 (P)	520,000	473,863
Series 2005-3, Class APT,
0.712%, 07/25/2035 (P)	571,201	557,013
Residential Accredit Loans, Inc.
Series 2005-QO4, Class XIO IO,
2.390%, 12/25/2045	4,622,465	520,385
Series 2004-QS16, Class 1A1,
5.500%, 12/25/2034	48,364	48,714
Sequoia Mortgage Trust, Series 2005-3,
Class A1 0.602%, 05/20/2035 (P)	161,838	148,062
13

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Structured Agency Credit Risk Debt
Notes, Series 2013-DN2, Class M1
1.872%, 11/25/2023 (P)	$545,221	$545,221
Structured Asset Securities Corp.,
Series 1998-RF2, Class A
6.214%, 07/15/2027 (P)(S)	111,847	110,400
TimberStar Trust, Series 2006-1A,
Class A 5.668%, 10/15/2036 (S)	2,300,000	2,358,862
TMSQ Mortgage Trust, Series 2011-1500,
Class D 3.835%, 10/10/2036 (P)(S)	415,000	401,176
UBS Commercial Mortgage Trust,
Series 2012-C1, Class B
4.822%, 05/10/2045	375,000	394,921
UBS-Barclays Commercial
Mortgage Trust, Series 2012-C2,
Class XA IO 1.712%, 05/10/2063 (S)	14,153,871	900,452
VNDO Mortgage Trust,
Series 2013-PENN, Class D
3.947%, 12/13/2029 (P)(S)	859,000	864,327
Wachovia Bank
Commercial Mortgage Trust
Series 2007-C30, Class AJ,
5.413%, 12/15/2043 (P)	1,100,000	1,101,583
Series 2007-C31, Class AJ,
5.660%, 04/15/2047 (P)	900,000	899,120
Series 2007-C31, Class AM,
5.591%, 04/15/2047 (P)	930,000	963,956
Series 2005-C17, Class XC IO,
0.185%, 03/15/2042 (S)	950,354	4,798
WaMu Mortgage Pass
Through Certificates
Series 2004-AR8, Class A2,
0.822%, 06/25/2044 (P)	792,254	733,598
Series 2005-AR19, Class A1A2,
0.712%, 12/25/2045 (P)	569,371	523,276
Series 2005-AR2, Class 2A1B,
0.792%, 01/25/2045 (P)	1,287,083	1,166,636
Series 2005-AR2, Class 2A3,
0.772%, 01/25/2045 (P)	316,467	292,661
Series 2005-AR8, Class 2AB2,
0.842%, 07/25/2045 (P)	1,519,641	1,380,573
Series 2005-AR8, Class 2AB3,
0.782%, 07/25/2045 (P)	766,900	692,532
Washington Mutual Alternative Mortgage
Pass Through Certificates,
Series 2005-1, Class 6A1
6.500%, 03/25/2035	346,177	350,415
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C,
2.710%, 03/18/2028 (P)(S)	1,170,000	1,142,788
Series 2013-BTC, Class E,
3.550%, 04/16/2035 (P)(S)	675,000	623,061
Series 2015-LC22, Class B,
4.539%, 09/15/2058 (P)	435,000	445,458
Wells Fargo Mortgage Backed
Securities Trust, Series 2005-AR3,
Class 1A2 2.746%, 03/25/2035 (P)	477,900	477,026
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class XA IO,
1.542%, 03/15/2044 (S)	20,997,872	959,227
Series 2012-C10, Class XA IO,
1.747%, 12/15/2045 (S)	7,573,411	622,658

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
WF-RBS Commercial
Mortgage Trust (continued)
Series 2012-C9, Class XA IO,
2.169%, 11/15/2045 (S)	$14,210,192	$1,319,010
Series 2013-C15, Class B,
4.480%, 08/15/2046 (P)	215,000	222,605
Series 2013-C16, Class B,
4.981%, 09/15/2046 (P)	275,000	294,465
WFCG Commercial Mortgage Trust,
Series 2015-BXRP, Class D
2.902%, 11/15/2029 (P)(S)	84,360	83,394
		115,446,030
U.S. Government Agency - 4.0%
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2,
2.272%, 10/25/2027 (P)	560,000	552,334
Series 290, Class IO,
3.500%, 11/15/2032	3,368,904	570,839
Series 3387, Class SB IO,
6.090%, 11/15/2037	2,702,174	491,079
Series 3632, Class AP,
3.000%, 02/15/2040	2,601,301	2,662,466
Series 3830, Class NI IO,
4.500%, 01/15/2036	3,138,549	204,537
Series K005, Class AX IO,
1.370%, 11/25/2019	10,546,672	479,958
Series K011, Class X1 IO,
0.316%, 11/25/2020	54,236,081	698,230
Series K014, Class X1 IO,
1.229%, 04/25/2021	9,914,202	538,716
Series K015, Class X1 IO,
1.631%, 07/25/2021	7,989,709	597,981
Series K018, Class X1 IO,
1.411%, 01/25/2022	4,780,544	322,438
Series K021, Class A2,
2.396%, 06/25/2022	1,000,000	994,542
Series K021, Class X1 IO,
1.493%, 06/25/2022	13,349,119	1,010,520
Series K022, Class X1 IO,
1.289%, 07/25/2022	13,749,849	917,309
Series K026, Class X1 IO,
1.041%, 11/25/2022	11,070,801	631,827
Series K705, Class X1 IO,
1.734%, 09/25/2018	15,324,563	620,907
Series K707, Class X1 IO,
1.540%, 12/25/2018	11,264,016	437,194
Series K710, Class X1 IO,
1.771%, 05/25/2019	5,197,194	258,454
Series KAIV, Class X1 IO,
1.342%, 06/25/2021	25,308,246	1,403,241
Series KS01, Class X1 IO,
1.535%, 01/25/2023	7,775,246	532,530
Series T-41, Class 3A,
6.040%, 07/25/2032 (P)	88,337	100,400
Federal National Mortgage Association
Series 2001-50, Class BA,
7.000%, 10/25/2041	18,115	20,774
Series 2010-135, Class TS IO,
5.598%, 12/25/2040	4,252,380	650,819
Series 2010-15, Class KA,
4.000%, 03/25/2039	832,341	865,115
14

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2011-41, Class KA,
4.000%, 01/25/2041	$1,002,497	$1,048,008
Series 2011-86, Class NA,
4.000%, 01/25/2041	1,767,383	1,813,013
Series 2012-137, Class WI IO,
3.500%, 12/25/2032	3,372,555	589,307
Series 2012-21, Class PA,
2.000%, 03/25/2041	6,242,594	6,166,097
Series 2012-38, Class PA,
2.000%, 09/25/2041	1,678,450	1,654,386
Series 2012-M5, Class X IO,
0.616%, 02/25/2022	20,023,475	596,904
Series 2013-M11, Class SA IO,
6.248%, 01/25/2018	2,620,734	101,949
Series 2002-W3, Class A5,
7.500%, 11/25/2041	117,552	136,363
Government National
Mortgage Association
Series 2008-90, Class IO,
0.732%, 12/16/2050	6,666,148	578,732
Series 2010-147, Class SA IO,
5.768%, 05/20/2040	4,132,104	545,018
Series 2010-85, Class SB IO,
6.256%, 03/16/2040	3,775,996	636,551
Series 2012-114, Class IO,
0.929%, 01/16/2053	2,530,045	180,505
Series 2012-120, Class IO,
0.910%, 02/16/2053	13,993,035	891,009
Series 2012-70, Class IO,
0.656%, 08/16/2052	8,924,926	360,887
		30,860,939
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $143,457,549)		$146,306,969
ASSET BACKED SECURITIES - 10.3%
ABCLO, Ltd., Series 2007-1A, Class C
2.171%, 04/15/2021 (P)(S)	700,000	693,084
Aegis Asset Backed Securities Trust,
Series 2005-4, Class M1
0.872%, 10/25/2035 (P)	1,275,000	1,161,556
Aircraft Lease Securitisation, Ltd.,
Series 2007-1A, Class G3
0.688%, 05/10/2032 (P)(S)	201,302	198,785
Ally Auto Receivables Trust
Series 2014-2, Class A4,
1.840%, 01/15/2020	1,055,000	1,051,478
Series 2015-1, Class A4,
1.750%, 05/15/2020	770,000	766,191
Ally Master Owner Trust
Series 2012-4, Class A,
1.720%, 07/15/2019	610,000	610,299
Series 2015-3, Class A,
1.630%, 05/15/2020	1,110,000	1,099,575
American Express Credit Account
Master Trust, Series 2014-4, Class A
1.430%, 06/15/2020	1,140,000	1,138,033
Ameriquest Mortgage Securities, Inc.
Series 2005-R10, Class M1,
0.832%, 01/25/2036 (P)	900,000	847,776

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Ameriquest Mortgage
Securities, Inc. (continued)
Series 2005-R3, Class M2,
0.892%, 05/25/2035 (P)	$485,000	$460,176
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A6
6.510%, 08/25/2027	1,910	2,041
Apidos Cinco CDO, Ltd., Series 2007-CA,
Class D 4.559%, 05/14/2020 (P)(S)	500,000	479,415
Apidos Quattro CDO, Series 2006-QA,
Class E 3.917%, 01/20/2019 (P)(S)	1,000,000	999,027
Applebee’s Funding LLC, Series 2014-1,
Class A2 4.277%, 09/05/2044 (S)	1,515,000	1,534,289
Arby’s Funding LLC, Series 2015-1A,
Class A2 4.969%, 10/30/2045 (S)	930,000	924,246
Argent Securities, Inc.
Series 2003-W10, Class M1,
1.502%, 01/25/2034 (P)	376,692	348,430
Series 2004-W6, Class M1,
1.247%, 05/25/2034 (P)	201,285	191,601
ARL First LLC, Series 2012-1A, Class A2
3.810%, 12/15/2042 (S)	900,000	899,599
Bank of the West Auto Trust,
Series 2015-1, Class A4
1.660%, 09/15/2020 (S)	920,000	911,261
Battalion CLO, Ltd., Series 2007-1A,
Class D 2.471%, 07/14/2022 (P)(S)	400,000	387,846
Bravo Mortgage Asset Trust
Series 2006-1A, Class A2,
0.662%, 07/25/2036 (P)(S)	946,917	891,730
Series 2006-1A, Class A3,
0.772%, 07/25/2036 (P)(S)	595,000	510,178
Business Loan Express SBA Loan Trust,
Series 2005-1A, Class A
0.722%, 06/27/2033 (P)(S)	663,199	602,864
California Republic
Auto Receivables Trust
Series 2014-4, Class A4,
1.840%, 06/15/2020	780,000	772,928
Series 2015-2, Class A4,
1.750%, 01/15/2021	895,000	876,552
Canaras Summit CLO, Ltd.,
Series 2007-1A, Class E
4.920%, 06/19/2021 (P)(S)	500,000	496,791
Capital One Multi-Asset Execution Trust,
Series 2015-A5, Class A5
1.600%, 05/17/2021	1,015,000	1,011,700
CarMax Auto Owner Trust, Series 2015-2,
Class A4 1.800%, 03/15/2021	440,000	436,480
Centex Home Equity
Series 2004-D, Class AF4,
4.680%, 06/25/2032 (P)	224,141	227,085
Series 2005-A, Class M4,
1.222%, 01/25/2035 (P)	171,345	131,783
Chase Issuance Trust, Series 2015,
Class A2A 1.590%, 02/18/2020	1,000,000	999,978
Chrysler Capital Auto Receivables Trust,
Series 2014-BA, Class A4
1.760%, 12/16/2019 (S)	410,000	408,879
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8,
5.650%, 09/20/2019	565,000	603,528
Series 2014-A8, Class A8,
1.730%, 04/09/2020	1,425,000	1,428,508
15

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Citicorp Residential Mortgage Trust,
Series 2007-2, Class A6
5.469%, 06/25/2037 (P)	$182,183	$188,050
CKE Restaurant Holdings, Inc.,
Series 2013-1A, Class A2
4.474%, 03/20/2043 (S)	1,864,769	1,854,421
CNH Equipment Trust, Series 2015-C,
Class A3 1.660%, 11/16/2020	1,270,000	1,266,954
Conseco Financial Corp., Series 1996-10,
Class M1 7.240%, 11/15/2028 (P)	609,744	647,155
ContiMortgage Home Equity Loan Trust,
Series 1995-2, Class A5
8.100%, 08/15/2025	9,181	7,990
Countrywide Asset-Backed Certificates,
Series 2004-10, Class AF5B
5.284%, 02/25/2035 (P)	394,243	399,077
Credit Suisse Mortgage Trust,
Series 2006-CF2, Class M1
0.892%, 05/25/2036 (P)(S)	649,287	635,229
Credit-Based Asset Servicing
and Securitization LLC
Series 2005-CB4, Class M1,
0.842%, 07/25/2035 (P)	270,000	261,550
Series 2006-MH1, Class B1,
5.236%, 10/25/2036 (P)(S)	2,560,000	2,312,061
Cronos Containers Program, Ltd.,
Series 2013-1A, Class A
3.080%, 04/18/2028 (S)	1,320,000	1,285,968
DB Master Finance LLC, Series 2015-1A,
Class A2II 3.980%, 02/20/2045 (S)	1,315,063	1,311,064
Driven Brands Funding LLC,
Series 2015-1A, Class A2
5.216%, 07/20/2045 (S)	670,000	650,405
Encore Credit Receivables Trust,
Series 2005-2, Class M2
1.112%, 11/25/2035 (P)	590,000	576,629
EquiFirst Mortgage Loan Trust,
Series 2004-3, Class M3
1.397%, 12/25/2034 (P)	459,300	412,486
Equity One ABS, Inc.
Series 2004-1, Class M2,
5.615%, 04/25/2034 (P)	161,707	148,883
Series 2004-1, Class M3,
5.760%, 04/25/2034 (P)	303,746	199,910
Foothill CLO, Ltd., Series 2007-1A,
Class E 3.878%, 02/22/2021 (P)(S)	500,000	490,693
Ford Credit Auto Owner Trust
Series 2014-1, Class B,
2.410%, 11/15/2025 (S)	720,000	719,444
Series 2015-A, Class A4,
1.640%, 06/15/2020	535,000	532,525
Series 2015-B, Class A4,
1.580%, 08/15/2020	555,000	551,180
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A,
1.490%, 09/15/2019	1,040,000	1,037,691
Series 2014-4, Class A1,
1.400%, 08/15/2019	1,455,000	1,448,357
FRS I LLC, Series 2013-1A, Class B
3.960%, 04/15/2043 (S)	897,117	891,161
GE Equipment Midticket LLC,
Series 2014-1, Class A4
1.590%, 08/22/2023	320,000	320,719

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
GM Financial Automobile Leasing Trust
Series 2015-1, Class A4,
1.730%, 06/20/2019	$300,000	$298,252
Series 2015-2, Class A4,
1.850%, 07/22/2019	985,000	978,639
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A1
1.650%, 05/15/2020 (S)	625,000	618,437
Golden Knight CDO, Ltd.,
Series 2007-2A, Class D
1.721%, 04/15/2019 (P)(S)	600,000	576,976
Greens Creek Funding, Ltd.,
Series 2007-1A, Class C
2.565%, 04/18/2021 (P)(S)	500,000	487,995
GSAA Home Equity Trust,
Series 2005-11, Class 3A1
0.692%, 10/25/2035 (P)	536,325	506,509
GSAA Trust, Series 2005-10, Class M3
0.972%, 06/25/2035 (P)	715,000	688,838
GSRPM Mortgage Loan Trust,
Series 2006-1, Class A1
0.722%, 03/25/2035 (P)(S)	1,009,252	991,063
HarbourView CLO VI, Ltd.,
Series HARV6-6A, Class D
4.303%, 12/27/2019 (P)(S)	500,000	502,608
Harch CLO III, Ltd., Series 2007-1A,
Class D 2.074%, 04/17/2020 (P)(S)	700,000	683,332
Home Equity Asset Trust, Series 2005-1,
Class M4 1.442%, 05/25/2035 (P)	440,000	422,940
Honda Auto Receivables Owner Trust
Series 2014-3, Class A4,
1.310%, 10/15/2020	1,640,000	1,633,315
Series 2015-2, Class A4,
1.470%, 08/23/2021	810,000	802,988
Series 2015-3, Class A4,
1.560%, 10/18/2021	810,000	804,981
John Deere Owner Trust
Series 2014-B, Class A4,
1.500%, 06/15/2021	850,000	846,458
Series 2015, Class AA4,
1.650%, 12/15/2021	425,000	423,273
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
1.472%, 02/25/2034 (P)	112,231	107,273
Merrill Lynch Mortgage Investors Trust
Series 2004-OPT1, Class A1A,
0.942%, 06/25/2035 (P)	475,151	455,644
Series 2005-WMC1, Class M1,
1.172%, 09/25/2035 (P)	465,176	440,376
Miramax LLC, Series 2014-1A, Class A2
3.340%, 07/20/2026 (S)	426,140	423,128
Mountain View CLO II, Ltd.,
Series 2006-2A, Class B
0.721%, 01/12/2021 (P)(S)	500,000	473,263
MVW Owner Trust
Series 2014-1A, Class A,
2.250%, 09/22/2031 (S)	225,170	222,830
Series 2015-1A, Class A,
2.520%, 12/20/2032 (S)	555,490	547,771
Nantucket CLO, Ltd., Series 2006-1A,
Class B 0.802%, 11/24/2020 (P)(S)	500,000	491,707
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV4
0.702%, 09/25/2036 (P)	915,000	851,840
16

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Nautique Funding, Ltd., Series 2006-1A,
Class D 4.321%, 04/15/2020 (P)(S)	$500,000	$479,765
New Century Home Equity Loan Trust
Series 2005-1, Class M1,
1.097%, 03/25/2035 (P)	950,000	880,688
Series 2005-2, Class M2,
0.872%, 06/25/2035 (P)	1,205,000	1,142,371
Nissan Master
Owner Trust Receivables Trust,
Series 2015-A, Class A2
1.440%, 01/15/2020	1,165,000	1,156,467
Octagon Investment Partners XI, Ltd.,
Series 2007-1A, Class B
1.143%, 08/25/2021 (P)(S)	500,000	472,694
Option One Mortgage Loan Trust,
Series 2004-1, Class M1
1.322%, 01/25/2034 (P)	440,390	409,973
Porsche Innovative Lease Owner Trust,
Series 2014-1, Class A4
1.260%, 09/21/2020 (S)	670,000	665,065
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF4
4.934%, 08/25/2035 (P)	820,000	823,184
Saxon Asset Securities Trust,
Series 2006-2, Class A3C
0.572%, 09/25/2036 (P)	843,726	782,447
Shasta CLO, Ltd., Series 2007-1A,
Class B2L 3.867%, 04/20/2021 (P)(S)	500,000	489,328
Shinnecock CLO, Series 2006-1A,
Class D 2.121%, 07/15/2018 (P)(S)	600,000	577,753
Sierra Timeshare Receivables
Funding LLC, Series 2014-2A, Class A
2.050%, 06/20/2031 (S)	524,831	525,049
Sonic Capital LLC, Series 2011-1A,
Class A2 5.438%, 05/20/2041 (S)	390,394	398,429
Soundview Home Loan Trust,
Series 2005-CTX1, Class M2
0.862%, 11/25/2035 (P)	425,000	402,081
Specialty Underwriting & Residential
Finance Trust, Series 2006-BC1,
Class A2D 0.722%, 12/25/2036 (P)	1,060,000	1,029,062
Structured Asset Investment Loan Trust
Series 2005-1, Class M2,
1.142%, 02/25/2035 (P)(S)	675,000	635,761
Series 2005-2, Class M2,
1.157%, 03/25/2035 (P)	990,000	926,669
Structured Asset Securities Company,
Series 2005-AR1, Class M1
0.852%, 09/25/2035 (P)	345,000	327,693
SunTrust Auto Receivables Trust,
Series 2015-1, Class A4
1.780%, 01/15/2021 (S)	915,000	907,553
TAL Advantage V LLC, Series 2014-1A,
Class A 3.510%, 02/22/2039 (S)	1,020,833	1,005,300
Toyota Auto Receivables Owner Trust
Series 2014-C, Class A4,
1.440%, 04/15/2020	400,000	399,334
Series 2015-B, Class A4,
1.740%, 09/15/2020	740,000	740,304
Volkswagen Credit Auto Master Trust,
Series 2014-1A, Class A2
1.400%, 07/22/2019 (S)	675,000	666,252

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Wendys Funding LLC
Series 2015-1A, Class A2I,
3.371%, 06/15/2045 (S)	$1,271,813	$1,240,892
Series 2015-1A, Class A2II,
4.080%, 06/15/2045 (S)	598,500	593,567
Westgate Resorts LLC
Series 2012-3A, Class B,
4.500%, 03/20/2025 (S)	268,999	270,110
Series 2013-1A, Class B,
3.750%, 08/20/2025 (S)	174,094	173,862
Series 2014-1A, Class A,
2.150%, 12/20/2026 (S)	886,890	871,193
Series 2014-1A, Class B,
3.250%, 12/20/2026 (S)	572,508	565,065
Series 2014-AA, Class A,
6.250%, 10/20/2026 (S)	346,640	344,179
Series 2015-1A, Class A,
2.750%, 05/20/2027 (S)	496,690	491,388
Series 2015-2A, Class B,
4.000%, 07/20/2028 (S)	1,019,600	1,017,968
World Omni Automobile Lease
Securitization Trust, Series 2014-A,
Class A4 1.370%, 01/15/2020	615,000	613,321
TOTAL ASSET BACKED SECURITIES (Cost $79,712,913)		$79,558,497
PREFERRED SECURITIES - 0.5%
Consumer staples - 0.0%
Ocean Spray Cranberries, Inc.,
Series A, 6.250% (S)	2,216	190,715
Financials - 0.4%
Discover Financial Services, 6.500%	13,900	367,933
FNB Corp. (7.250% to 02/15/2024, then
3 month LIBOR + 4.600%)	11,950	349,165
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	34,200	867,312
Regions Financial Corp., 6.375%	19,156	504,952
The Goldman Sachs Group, Inc. (5.500%
to 05/10/2023, then
3 month LIBOR + 3.640%)	14,525	376,052
Wells Fargo & Company,
Series L, 7.500%	210	243,810
Weyerhaeuser Company, 6.375%	2,450	123,186
		2,832,410
Industrials - 0.0%
Glasstech, Inc., Series A (I)	1	602
Utilities - 0.1%
Dominion Resources, Inc., 6.375%	13,532	650,619
Exelon Corp., 6.500%	6,077	245,936
		896,555
TOTAL PREFERRED SECURITIES (Cost $3,997,908)		$3,920,282
SECURITIES LENDING COLLATERAL - 0.1%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	98,536	985,830
TOTAL SECURITIES LENDING
COLLATERAL (Cost $985,875)		$985,830
SHORT-TERM INVESTMENTS - 2.8%
17

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money market funds - 2.5%
State Street Institutional U.S. Government
Money Market Fund, 0.0891% (Y)	18,916,851	$18,916,851
Repurchase agreement - 0.3%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2015 at 0.320% to be
repurchased at $1,773,063 on
01/04/2016, collateralized by
$1,823,100 U.S. Treasury Notes,
1.375% due 02/29/2020 (valued at
$1,808,567, including interest)	$1,773,000	$1,773,000
Repurchase Agreement with State
Street Corp. dated 12/31/2015 at
0.030% to be repurchased at $517,002
on 01/04/2016, collateralized by
$500,000 Federal National Mortgage
Association, 5.000% due 05/11/2017
(valued at $530,086, including interest)	517,000	517,000
		2,290,000
TOTAL SHORT-TERM INVESTMENTS (Cost $21,206,851)	$21,206,851
Total Investments (Active Bond Trust)
(Cost $768,626,727) - 100.0%	$773,075,684
Other assets and liabilities, net - 0.0%		140,287
TOTAL NET ASSETS - 100.0%	$773,215,971

Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 44.8%

U.S. Government - 14.1%
Treasury Inflation Protected Securities
0.375%, 07/15/2025	$95,364,550	$92,171,745
U.S. Treasury Bonds
2.500%, 02/15/2045	168,499,000	150,872,994
2.750%, 11/15/2042	192,015,000	182,694,784
2.875%, 08/15/2045	21,582,000	20,920,210
3.125%, 11/15/2041	259,860,000	267,913,841
U.S. Treasury Notes
1.000%, 09/15/2018 to 06/30/2019	277,130,000	274,410,877
1.750%, 09/30/2019	123,000,000	123,857,433
2.250%, 11/15/2025	184,916,000	184,502,158
		1,297,344,042
U.S. Government Agency - 30.7%
Federal Farm Credit Bank
1.740%, 03/11/2020	60,150,000	60,152,286
2.350%, 03/14/2022	23,765,000	23,541,585
2.920%, 12/13/2027	4,851,000	4,702,603
Federal Home Loan Bank
2.900%, 09/05/2025	7,433,333	7,248,072
3.250%, 06/21/2027	10,221,212	10,221,979
Federal Home Loan Mortgage Corp.
1.750%, 05/30/2019	40,395,000	40,704,103
2.367%, 04/01/2042 (P)	20,402,120	20,816,048
2.544%, 06/01/2044 (P)	15,721,760	16,061,609
2.604%, 06/01/2044 (P)	12,002,913	12,280,474
2.667%, 05/01/2044 (P)	16,409,846	16,803,838

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)

U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
2.717%, 06/01/2035 (P)	$4,106,791	$4,358,352
2.984%, 03/01/2044 (P)	16,635,798	17,089,232
3.000%, 02/01/2043 to 03/01/2043	51,521,732	51,689,376
3.463%, 05/01/2042 (P)	15,425,733	16,213,796
3.500%, 02/01/2026 to 04/01/2044	102,723,751	106,833,024
4.000%, 09/01/2041 to 11/01/2043	60,995,787	64,754,074
4.500%, 08/01/2040 to 10/01/2041	85,454,161	92,557,734
5.000%, 09/01/2040 to 03/01/2041	23,886,368	26,144,588
5.500%, 05/01/2039	6,162,338	6,877,890
Federal National Mortgage Association
1.570%, 01/09/2020	209,075,000	206,840,197
1.600%, 01/30/2020	76,915,000	76,379,672
2.351%, 04/01/2042 (P)	7,134,264	7,472,387
2.360%, 12/14/2022	50,000,000	49,655,200
2.372%, 10/01/2035 (P)	41,643,709	43,903,755
2.499%, 02/01/2042 (P)	7,226,094	7,591,957
2.500%, 03/27/2023	45,510,000	45,349,623
2.917%, 01/01/2044 (P)	10,262,957	10,531,174
2.919%, 03/01/2044 (P)	16,606,732	17,052,715
2.936%, 02/01/2042 (P)	4,464,005	4,627,863
3.000%, 09/01/2027 to 04/01/2043	151,323,856	150,940,057
3.250%, 07/26/2032	4,317,000	4,159,965
3.500%, 02/01/2026 to 04/01/2045	445,806,582	462,294,234
4.000%, 05/01/2025 to 06/01/2044	472,460,009	503,119,409
4.500%, 01/01/2027 to 05/01/2042	342,189,231	370,973,355
5.000%, 02/01/2033 to 12/01/2041	149,130,615	164,733,010
5.500%, 10/01/2035 to 03/01/2041	46,410,929	51,937,854
6.500%, 01/01/2039	14,486,528	16,603,449
Government National Mortgage Association
4.000%, 10/15/2039 to 11/15/2041	18,234,738	19,467,440
		2,812,683,979
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $4,037,367,792)		$4,110,028,021

CORPORATE BONDS - 36.7%
Consumer discretionary - 4.5%
21st Century Fox America, Inc.
6.150%, 03/01/2037	4,605,000	5,131,025
6.400%, 12/15/2035	4,125,000	4,751,171
Amazon.com, Inc.
4.950%, 12/05/2044	19,265,000	20,525,201
AutoNation, Inc.
4.500%, 10/01/2025	6,050,000	6,142,002
Brinker International, Inc.
2.600%, 05/15/2018	9,353,000	9,315,872
CCO Safari II LLC
6.484%, 10/23/2045 (S)	14,260,000	14,265,062
Delphi Automotive PLC
4.250%, 01/15/2026	11,940,000	12,000,309
Delphi Corp.
5.000%, 02/15/2023	32,805,000	34,707,690
DIRECTV Holdings LLC
4.450%, 04/01/2024	19,175,000	19,696,081
Ford Motor Company
4.750%, 01/15/2043	5,310,000	5,005,222
Ford Motor Credit Company LLC
2.551%, 10/05/2018	11,390,000	11,308,892
5.875%, 08/02/2021	32,919,000	36,710,545
General Motors Company
4.875%, 10/02/2023	23,865,000	24,405,566
18

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
General Motors Financial Company, Inc.
3.450%, 04/10/2022	$18,925,000	$18,164,650
4.375%, 09/25/2021	1,425,000	1,445,751
Hyundai Capital America
2.400%, 10/30/2018 (S)	14,955,000	14,909,956
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	12,631,000	13,067,780
Magna International, Inc.
4.150%, 10/01/2025	8,955,000	9,121,250
Newell Rubbermaid, Inc.
2.150%, 10/15/2018	6,010,000	5,817,410
Nissan Motor Acceptance Corp.
1.950%, 09/12/2017 (S)	17,070,000	17,098,763
QVC, Inc.
4.375%, 03/15/2023	12,905,000	12,255,285
5.125%, 07/02/2022	9,060,000	9,031,724
5.450%, 08/15/2034	11,775,000	10,185,505
Scripps Networks Interactive, Inc.
3.950%, 06/15/2025	15,505,000	14,831,478
Seminole Indian Tribe of Florida, Inc.
6.535%, 10/01/2020 (S)	100,000	104,000
Sirius XM Radio, Inc.
5.250%, 08/15/2022 (S)	26,481,000	27,937,455
Time Warner Cable, Inc.
8.250%, 04/01/2019	15,105,000	17,359,240
Time Warner, Inc.
3.600%, 07/15/2025	9,570,000	9,320,395
3.875%, 01/15/2026	22,920,000	22,731,666
		407,346,946
Consumer staples - 1.5%
Beam Suntory, Inc.
1.750%, 06/15/2018	25,000,000	24,625,350
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	26,963,000	31,211,129
CVS Health Corp.
5.125%, 07/20/2045	17,015,000	17,924,145
Kraft Heinz Foods Company
2.000%, 07/02/2018 (S)	18,065,000	18,000,436
5.200%, 07/15/2045 (S)	12,080,000	12,613,851
Pernod Ricard SA
5.750%, 04/07/2021 (S)	14,632,000	16,155,016
Reynolds American, Inc.
2.300%, 06/12/2018	11,505,000	11,578,045
Whole Foods Market, Inc.
5.200%, 12/03/2025 (S)	8,990,000	8,981,810
		141,089,782
Energy - 4.3%
Anadarko Petroleum Corp.
8.700%, 03/15/2019	14,675,000	16,675,760
Boardwalk Pipelines LP
5.500%, 02/01/2017	5,820,000	5,896,935
CNOOC Finance 2013, Ltd.
3.000%, 05/09/2023	16,165,000	15,129,907
Columbia Pipeline Group, Inc.
4.500%, 06/01/2025 (S)	12,125,000	10,989,882
Continental Resources, Inc.
3.800%, 06/01/2024	2,545,000	1,793,446
5.000%, 09/15/2022	25,935,000	19,127,063
DCP Midstream LLC
9.750%, 03/15/2019 (S)	14,925,000	15,199,292
DCP Midstream Operating LP
2.500%, 12/01/2017	6,856,000	6,170,256

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
DCP Midstream Operating LP (continued)
3.875%, 03/15/2023	$6,220,000	$4,695,024
Enbridge Energy Partners LP
4.375%, 10/15/2020	8,922,000	8,706,971
Energy Transfer Partners LP
2.500%, 06/15/2018	7,425,000	7,109,623
5.150%, 03/15/2045	12,840,000	9,076,480
9.700%, 03/15/2019	10,360,000	11,412,897
EnLink Midstream Partners LP
4.150%, 06/01/2025	6,725,000	5,176,300
Enterprise Products Operating LLC
6.500%, 01/31/2019	32,015,000	35,179,106
6.650%, 04/15/2018	6,845,000	7,432,842
Enterprise Products Operating LLC (8.375% to
08/01/2016, then 3 month LIBOR + 3.708%)
08/01/2066	16,460,000	14,731,700
Freeport-McMoran Oil & Gas LLC
6.750%, 02/01/2022	18,276,000	11,239,740
6.875%, 02/15/2023	4,076,000	2,567,880
Kerr-McGee Corp.
6.950%, 07/01/2024	12,690,000	13,634,364
Kinder Morgan Energy Partners LP
7.750%, 03/15/2032	6,675,000	6,405,704
Kinder Morgan, Inc.
5.550%, 06/01/2045	13,460,000	10,511,076
Lukoil International Finance BV
3.416%, 04/24/2018 (S)	18,780,000	18,286,086
MPLX LP
4.000%, 02/15/2025	5,585,000	4,695,952
Northwest Pipeline LLC
6.050%, 06/15/2018	23,354,000	25,313,214
ONEOK Partners LP
3.200%, 09/15/2018	10,580,000	10,094,918
Petroleos Mexicanos
4.875%, 01/24/2022	8,950,000	8,614,375
Rowan Companies, Inc.
4.875%, 06/01/2022	9,348,000	6,875,108
SESI LLC
7.125%, 12/15/2021	21,880,000	19,473,200
Shell International Finance BV
4.375%, 05/11/2045	26,885,000	25,382,908
Sunoco Logistics Partners Operations LP
4.400%, 04/01/2021	11,925,000	11,557,483
Williams Partners LP
4.875%, 05/15/2023 to 03/15/2024	34,730,000	27,925,757
		397,081,249
Financials - 16.3%
American Express Company
3.625%, 12/05/2024	10,435,000	10,212,432
American Tower Corp.
3.400%, 02/15/2019	12,115,000	12,429,857
4.700%, 03/15/2022	11,995,000	12,613,894
Aquarius + Investments PLC (6.375% to
09/01/2019, then 5 Year U.S. Swap
Rate + 5.210%)
09/01/2024	6,740,000	7,006,776
Ares Capital Corp.
3.875%, 01/15/2020	15,750,000	15,992,566
Assured Guaranty US Holdings, Inc.
5.000%, 07/01/2024 (L)	18,655,000	19,392,320
AXA SA
8.600%, 12/15/2030	2,020,000	2,714,373
19

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
AXA SA (6.379% to 12/14/2036, then
3 month LIBOR + 2.256%)
12/14/2036 (Q)(S)	$7,350,000	$7,901,250
Bank of America Corp.
3.300%, 01/11/2023	11,295,000	11,136,486
3.950%, 04/21/2025	5,180,000	5,044,590
4.200%, 08/26/2024	10,300,000	10,314,956
4.250%, 10/22/2026	10,320,000	10,216,140
6.875%, 04/25/2018	17,446,000	19,249,358
Bank of Montreal
1.400%, 04/10/2018	24,025,000	23,805,892
Barclays Bank PLC
6.050%, 12/04/2017 (S)	18,450,000	19,681,740
10.179%, 06/12/2021 (S)	17,215,000	22,300,242
BNP Paribas SA
2.375%, 09/14/2017	29,711,000	30,065,363
BPCE SA
4.500%, 03/15/2025 (S)	17,505,000	16,801,141
5.700%, 10/22/2023 (S)	15,445,000	16,216,401
Capital One Bank USA NA
1.300%, 06/05/2017	10,440,000	10,356,595
2.300%, 06/05/2019	24,797,000	24,495,146
Capital One Financial Corp.
2.450%, 04/24/2019	9,940,000	9,960,427
4.200%, 10/29/2025	14,865,000	14,684,613
Capital One NA
2.350%, 08/17/2018	12,840,000	12,866,463
Citigroup, Inc.
4.500%, 01/14/2022	19,730,000	21,135,032
CNA Financial Corp.
7.250%, 11/15/2023	8,388,000	9,917,980
Credit Agricole SA
4.375%, 03/17/2025 (S)	14,955,000	14,468,080
Credit Agricole SA (8.125% to 09/19/2018,
then 5 Year U.S. Swap Rate + 6.283%)
09/19/2033 (S)	11,835,000	13,043,685
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	25,984,000	27,778,743
6.113%, 01/15/2020 (S)	19,877,000	21,682,873
Discover Bank
2.600%, 11/13/2018	18,510,000	18,498,950
8.700%, 11/18/2019	16,975,000	20,088,690
Discover Financial Services
3.950%, 11/06/2024	13,890,000	13,697,901
5.200%, 04/27/2022	15,235,000	16,299,089
Doric Nimrod Air Alpha 2013-1 Class A Pass
Through Trust
5.250%, 05/30/2023 (S)	13,171,826	13,599,910
Doric Nimrod Air Alpha 2013-1 Class B Pass
Through Trust
6.125%, 11/30/2019 (S)	7,283,388	7,392,639
Doric Nimrod Air Finance Alpha, Ltd. 2012-1
Class A Pass Through Trust
5.125%, 11/30/2022 (S)	11,836,592	12,116,575
EPR Properties
4.500%, 04/01/2025	14,435,000	13,733,401
ERP Operating LP
3.375%, 06/01/2025	3,935,000	3,894,615
FS Investment Corp.
4.000%, 07/15/2019	16,320,000	16,175,340
General Electric Capital Corp.
0.842%, 08/15/2036 (P)	9,945,000	8,462,419

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
HBOS PLC
6.750%, 05/21/2018 (S)	$31,463,000	$34,318,802
Highwoods Realty LP
5.850%, 03/15/2017	15,850,000	16,523,577
HSBC Holdings PLC (6.375% to 09/17/2024,
then 5 Year U.S. ISDAFIX + 3.705%)
09/17/2024 (Q)	7,190,000	7,100,125
ING Bank NV
5.800%, 09/25/2023 (S)	18,415,000	20,008,837
Jefferies Group LLC
6.875%, 04/15/2021	15,325,000	17,151,434
8.500%, 07/15/2019	8,390,000	9,773,712
JPMorgan Chase & Co.
4.625%, 05/10/2021	24,630,000	26,617,887
JPMorgan Chase & Co. (6.750% to
02/01/2024, then 3 month LIBOR + 3.780%)
02/01/2024 (Q)	25,790,000	28,111,100
JPMorgan Chase & Co. (7.900% to
04/30/2018, then 3 month LIBOR + 3.470%)
04/30/2018 (Q)	22,605,000	23,011,890
Leucadia National Corp.
5.500%, 10/18/2023	19,450,000	18,999,810
Lloyds Banking Group PLC
5.300%, 12/01/2045 (S)	7,685,000	7,793,251
Macquarie Bank, Ltd.
4.875%, 06/10/2025 (L)(S)	19,595,000	19,350,141
Manufacturers & Traders Trust Company
(5.629% to 12/01/2016, then 3 month
LIBOR + 6.400%)
12/01/2021	23,610,000	23,268,836
McGraw Hill Financial, Inc.
4.000%, 06/15/2025	18,130,000	18,180,673
4.400%, 02/15/2026	12,410,000	12,704,055
MetLife, Inc.
6.400%, 12/15/2036	13,020,000	14,224,350
Mizuho Financial Group Cayman 3, Ltd.
4.600%, 03/27/2024 (S)	12,950,000	13,337,878
Morgan Stanley
4.300%, 01/27/2045	9,085,000	8,662,329
5.500%, 01/26/2020	15,440,000	16,998,050
5.550%, 04/27/2017	11,620,000	12,192,634
7.300%, 05/13/2019	27,030,000	31,059,768
MUFG Union Bank NA
2.625%, 09/26/2018	21,780,000	21,993,945
Nippon Life Insurance Company (5.000% to
10/18/2022, then 3 month LIBOR + 4.240%)
10/18/2042 (S)	8,305,000	8,678,725
Nippon Life Insurance Company (5.100% to
10/16/2024, then 5 Year
U.S. ISDAFIX + 3.650%)
10/16/2044 (S)	13,980,000	14,609,100
Omega Healthcare Investors, Inc.
4.500%, 01/15/2025	10,235,000	9,991,468
4.950%, 04/01/2024	10,275,000	10,377,812
5.250%, 01/15/2026 (S)	6,280,000	6,414,266
Pacific LifeCorp.
6.000%, 02/10/2020 (S)	8,108,000	9,020,418
Prudential Financial, Inc. (5.200% to
03/15/2024, then 3 month LIBOR + 3.040%)
03/15/2044	9,390,000	9,066,045
Prudential Financial, Inc. (5.875% to
09/15/2022, then 3 month LIBOR + 4.175%)
09/15/2042	19,670,000	20,446,965
20

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month
LIBOR + 10.868%)
06/30/2019 (Q)(S)	$19,624,000	$24,225,828
Santander Holdings USA, Inc.
3.450%, 08/27/2018	11,565,000	11,758,864
Stifel Financial Corp.
4.250%, 07/18/2024	11,940,000	11,865,447
Sumitomo Mitsui Trust Bank, Ltd.
2.450%, 01/10/2019	19,695,000	19,767,162
SunTrust Bank
7.250%, 03/15/2018	10,935,000	12,091,081
Swedbank AB
2.125%, 09/29/2017 (S)	12,320,000	12,377,042
Teachers Insurance & Annuity Association of
America
6.850%, 12/16/2039 (S)	21,405,000	26,466,812
The Goldman Sachs Group, Inc.
3.750%, 05/22/2025	11,570,000	11,651,811
4.750%, 10/21/2045	5,890,000	5,849,483
5.250%, 07/27/2021	7,370,000	8,152,370
5.750%, 01/24/2022	6,724,000	7,647,326
6.250%, 09/01/2017	12,886,000	13,799,836
The Hartford Financial Services Group, Inc.
5.375%, 03/15/2017	14,640,000	15,269,886
The Hartford Financial Services Group, Inc.
(8.125% to 06/15/2018, then 3 month
LIBOR + 4.603%)
06/15/2038	18,325,000	20,042,969
The PNC Financial Services Group, Inc.
(4.850% to 06/01/2023, then 3 month
LIBOR + 3.040%)
06/01/2023 (Q)	12,182,000	11,422,209
The PNC Financial Services Group, Inc.
(6.750% to 08/01/2021, then 3 month
LIBOR + 3.678%)
08/01/2021 (Q)	7,640,000	8,127,050
USB Realty Corp.
1.468%, 01/15/2017 (P)(Q)(S)	665,000	598,500
Ventas Realty LP
3.500%, 02/01/2025	7,045,000	6,746,426
3.750%, 05/01/2024	6,510,000	6,379,273
4.750%, 06/01/2021	13,953,000	14,861,759
Vereit Operating Partnership LP
2.000%, 02/06/2017	22,865,000	22,636,350
4.600%, 02/06/2024	19,901,000	18,856,198
Wells Fargo & Company
4.650%, 11/04/2044	5,230,000	5,088,476
Wells Fargo & Company (5.875% to
06/15/2025, then 3 month LIBOR + 3.990%)
06/15/2025 (Q)	18,700,000	19,681,750
Wells Fargo & Company (5.900% to
06/15/2024, then 3 month LIBOR + 3.110%)
06/15/2024 (Q)	18,390,000	18,550,913
Wells Fargo & Company, Series K (7.980% to
03/15/2018, then 3 month LIBOR + 3.770%)
03/15/2018 (Q)	23,163,000	24,060,566
Wells Fargo Bank NA
5.850%, 02/01/2037	5,725,000	6,840,035
Welltower, Inc.
3.750%, 03/15/2023	5,975,000	5,871,495
4.000%, 06/01/2025	23,365,000	22,987,094

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Welltower, Inc. (continued)
4.125%, 04/01/2019	$11,080,000	$11,558,623
		1,492,665,460
Health care - 2.1%
AbbVie, Inc.
3.600%, 05/14/2025	20,165,000	19,904,105
Actavis Funding SCS
3.800%, 03/15/2025	11,090,000	11,034,384
Aetna, Inc.
1.500%, 11/15/2017	29,910,000	29,796,611
Baxalta, Inc.
2.000%, 06/22/2018 (S)	8,780,000	8,690,031
Celgene Corp.
5.000%, 08/15/2045	19,660,000	19,735,219
Medco Health Solutions, Inc.
7.125%, 03/15/2018	17,850,000	19,733,407
Medtronic, Inc.
4.625%, 03/15/2045	16,075,000	16,573,759
Mylan, Inc.
1.350%, 11/29/2016	21,445,000	21,265,720
UnitedHealth Group, Inc.
1.450%, 07/17/2017	15,545,000	15,545,140
3.750%, 07/15/2025	16,295,000	16,813,474
Zimmer Biomet Holdings, Inc.
3.550%, 04/01/2025	16,160,000	15,711,576
		194,803,426
Industrials - 4.1%
Air Lease Corp.
3.375%, 01/15/2019	13,815,000	13,884,075
3.875%, 04/01/2021	8,055,000	8,095,275
4.750%, 03/01/2020 (L)	6,835,000	7,159,663
5.625%, 04/01/2017	5,610,000	5,820,375
America West Airlines 2000-1 Pass
Through Trust
8.057%, 07/02/2020	1,530,303	1,717,765
American Airlines 2013-1 Class A Pass
Through Trust
4.000%, 07/15/2025	6,550,659	6,616,166
American Airlines 2013-2 Class A Pass
Through Trust
4.950%, 01/15/2023	13,607,569	14,355,985
American Airlines 2015-1 Class A Pass
Through Trust
3.375%, 05/01/2027	34,713,627	33,498,650
British Airways 2013-1 Class A Pass
Through Trust
4.625%, 06/20/2024 (S)	24,935,948	25,995,726
British Airways 2013-1 Class B Pass
Through Trust
5.625%, 06/20/2020 (S)	7,356,437	7,659,891
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 01/02/2018	3,249,429	3,338,789
Continental Airlines 1998-1 Class A Pass
Through Trust
6.648%, 09/15/2017	1,189,465	1,216,941
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 02/02/2019	3,698,916	3,934,537
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 04/19/2022	12,740,963	14,069,845
21

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Delta Air Lines 2002-1 Class G-1 Pass
Through Trust
6.718%, 01/02/2023	$1,972,314	$2,233,646
Delta Air Lines 2007-1 Class A Pass
Through Trust
6.821%, 08/10/2022	9,808,731	11,297,696
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 07/02/2018	2,060,443	2,207,249
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	5,883,254	6,236,249
Embraer Overseas, Ltd.
5.696%, 09/16/2023 (S)	8,603,000	8,366,418
General Electric Company (4.100% to
12/15/2022, then 3 month LIBOR + 2.320%)
12/15/2022 (Q)	14,448,460	14,412,339
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	9,460,000	10,370,525
Lockheed Martin Corp.
2.900%, 03/01/2025	13,522,000	12,981,850
4.700%, 05/15/2046	10,210,000	10,506,264
Northwest Airlines 2007-1 Class A Pass
Through Trust
7.027%, 11/01/2019	948,112	1,056,482
Odebrecht Finance, Ltd.
7.125%, 06/26/2042 (S)	13,620,000	6,912,150
7.500%, 02/08/2016 (Q)(S)	5,620,000	2,985,625
Penske Truck Leasing Company LP
2.875%, 07/17/2018 (S)	12,205,000	12,284,027
3.375%, 02/01/2022 (S)	23,555,000	22,873,106
Ryder System, Inc.
3.500%, 06/01/2017	16,272,000	16,624,110
Textron, Inc.
3.875%, 03/01/2025	6,855,000	6,726,592
5.600%, 12/01/2017	7,729,000	8,214,752
7.250%, 10/01/2019	8,640,000	9,831,067
Trinity Industries, Inc.
4.550%, 10/01/2024	20,370,000	18,672,079
UAL 2009-2A Pass Through Trust
9.750%, 01/15/2017	4,809,338	5,073,852
United Airlines 2014-2 Class A Pass
Through Trust
3.750%, 09/03/2026	16,470,000	16,614,936
United Airlines 2014-2 Class B Pass
Through Trust
4.625%, 09/03/2022	7,000,000	7,017,500
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 04/22/2023	3,409,075	3,818,164
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 10/01/2024	10,185,922	11,255,443
		375,935,804
Information technology - 0.8%
Fidelity National Information Services, Inc.
5.000%, 10/15/2025	12,000,000	12,386,424
Fiserv, Inc.
3.850%, 06/01/2025	23,315,000	23,285,087
Visa, Inc.
3.150%, 12/14/2025	17,295,000	17,331,544

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Visa, Inc. (continued)
4.300%, 12/14/2045	$18,365,000	$18,614,544
		71,617,599
Materials - 0.6%
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)	17,090,000	17,004,550
Glencore Finance Canada, Ltd.
3.600%, 01/15/2017 (S)	20,580,000	19,880,280
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	9,460,000	10,260,798
MMC Norilsk Nickel OJSC
5.550%, 10/28/2020 (S)	6,545,000	6,552,985
		53,698,613
Telecommunication services - 1.4%
AT&T, Inc.
4.750%, 05/15/2046	9,810,000	8,980,309
CC Holdings GS V LLC
3.849%, 04/15/2023	13,135,000	12,900,146
Qwest Corp.
6.750%, 12/01/2021	27,530,000	28,837,675
SBA Tower Trust
2.933%, 12/15/2017 (S)	15,630,000	15,816,075
3.598%, 04/15/2018 (S)	10,620,000	10,583,058
5.101%, 04/17/2017 (S)	12,363,000	12,515,618
Telecom Italia Capital SA
7.200%, 07/18/2036	8,275,000	8,357,750
Verizon Communications, Inc.
4.400%, 11/01/2034	10,050,000	9,272,432
5.012%, 08/21/2054	10,386,000	9,507,448
6.550%, 09/15/2043	9,921,000	11,777,983
		128,548,494
Utilities - 1.1%
Beaver Valley II Funding Corp.
9.000%, 06/01/2017	699,000	740,940
CenterPoint Energy Resources Corp.
6.125%, 11/01/2017	10,885,000	11,712,815
Commonwealth Edison Company
2.150%, 01/15/2019	9,930,000	9,886,338
Constellation Energy Group, Inc.
5.150%, 12/01/2020	11,220,000	12,187,119
Electricite de France SA
3.625%, 10/13/2025 (S)	9,045,000	8,846,806
Electricite de France SA (5.250% to
01/29/2023, then 10 Year U.S. Swap
Rate + 3.709%)
01/29/2023 (Q)(S)	19,320,000	18,160,800
NextEra Energy Capital Holdings, Inc.
2.400%, 09/15/2019	9,760,000	9,619,085
Oncor Electric Delivery Company LLC
2.950%, 04/01/2025	14,420,000	13,549,292
5.000%, 09/30/2017	5,900,000	6,186,315
PNPP II Funding Corp.
9.120%, 05/30/2016	41,000	41,664
Southern California Edison Company (6.250%
to 02/01/2022, then 3 month
LIBOR + 4.199%)
02/01/2022 (Q)	8,285,000	9,127,999
W3A Funding Corp.
8.090%, 01/02/2017	54,488	54,358
		100,113,531
TOTAL CORPORATE BONDS (Cost $3,488,174,404)		$3,362,900,904
22

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CAPITAL PREFERRED SECURITIES - 0.8%
Financials - 0.8%
MetLife Capital Trust IV (7.875% to
12/15/2032, then 3 month LIBOR + 3.960%)
12/15/2067 (S)	$3,265,000	$3,983,300
MetLife Capital Trust X (9.250% to
04/08/2033, then 3 month LIBOR + 5.540%)
04/08/2068 (S)	10,535,000	14,538,300
State Street Capital Trust IV
1.512%, 06/01/2077 (P)	20,815,000	17,016,263
ZFS Finance USA Trust II (6.450% to
06/15/2016, then 3 month LIBOR + 2.000%)
12/15/2065 (S)	27,245,000	27,531,073
ZFS Finance USA Trust V (6.500% to
05/09/2017, then 3 month LIBOR + 2.285%)
05/09/2067 (S)	7,350,000	7,497,000
		70,565,936
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $70,268,600)		$70,565,936

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.4%
Commercial and residential - 0.1%
BBCMS Trust, Series 2015-SLP, Class C
2.331%, 02/15/2028 (P)(S)	8,055,000	7,943,366
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class A2
2.954%, 12/15/2047	4,810,000	4,901,904
WFCG Commercial Mortgage Trust,
Series 2015-BXRP, Class D
2.902%, 11/15/2029 (P)(S)	2,149,168	2,124,565
		14,969,835
U.S. Government Agency - 1.3%
Federal Home Loan Mortgage Corp.
Series 288, Class IO, 3.000%, 10/15/2027	1,951,697	202,264
Series 290, Class IO, 3.500%, 11/15/2032	2,364,389	400,630
Series 3833, Class LI IO,
1.879%, 10/15/2040	54,748,028	3,527,311
Series 4136, Class IH IO,
3.500%, 09/15/2027	1,552,446	172,956
Series K017, Class X1 IO,
1.418%, 12/25/2021	105,796,984	7,032,315
Series K018, Class X1 IO,
1.411%, 01/25/2022	114,575,366	7,727,868
Series K021, Class X1 IO,
1.493%, 06/25/2022	23,853,677	1,805,709
Series K022, Class X1 IO,
1.289%, 07/25/2022	346,055,115	23,086,756
Series K026, Class X1 IO,
1.041%, 11/25/2022	171,286,632	9,775,585
Series K038, Class X1 IO,
1.195%, 03/25/2024	251,007,197	19,369,096
Series K048, Class X1 IO,
0.257%, 06/25/2025	167,109,952	3,487,301
Series K707, Class X1 IO,
1.540%, 12/25/2018	120,572,527	4,679,818
Series K709, Class X1 IO,
1.528%, 03/25/2019	95,366,168	4,001,068
Series K710, Class X1 IO,
1.771%, 05/25/2019	128,790,731	6,404,699
Series K711, Class X1 IO,
1.700%, 07/25/2019	276,362,306	13,655,421

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association,
Series 2012-137, Class WI IO
3.500%, 12/25/2032	$1,410,736	$246,506
Government National Mortgage Association
Series 2012-114, Class IO,
0.929%, 01/16/2053	50,085,754	3,573,338
Series 2013-6, Class AI IO,
3.500%, 08/20/2039	52,311,575	7,527,123
		116,675,764
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $131,646,517)		$131,645,599

ASSET BACKED SECURITIES - 13.8%
Ally Auto Receivables Trust
Series 2014-2, Class A4,
1.840%, 01/15/2020	27,360,000	27,268,672
Series 2015-1, Class A4,
1.750%, 05/15/2020	18,525,000	18,433,370
Ally Master Owner Trust
Series 2012-4, Class A, 1.720%, 07/15/2019	10,220,000	10,225,005
Series 2015-3, Class A, 1.630%, 05/15/2020	27,900,000	27,637,974
American Express Credit
Account Master Trust
Series 2014-3, Class A, 1.490%, 04/15/2020	27,810,000	27,818,070
Series 2014-4, Class A, 1.430%, 06/15/2020	28,685,000	28,635,495
BA Credit Card Trust, Series 2015-A2,
Class A 1.360%, 09/15/2020	41,115,000	40,841,306
Bank of the West Auto Trust
Series 2014-1, Class A4,
1.650%, 03/16/2020 (S)	16,380,000	16,235,461
Series 2015-1, Class A4,
1.660%, 09/15/2020 (S)	22,825,000	22,608,188
Cabela’s Credit Card Master Note Trust
Series 2013-2A, Class A1,
2.170%, 08/16/2021 (S)	10,710,000	10,799,184
Series 2015-1A, Class A1,
2.260%, 03/15/2023	3,135,000	3,111,919
California Republic Auto Receivables Trust
Series 2014-4, Class A4,
1.840%, 06/15/2020	18,570,000	18,401,641
Series 2015-2, Class A4,
1.750%, 01/15/2021	22,285,000	21,825,648
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7,
5.750%, 07/15/2020	12,480,000	13,337,349
Series 2014-A5, Class A,
1.480%, 07/15/2020	45,700,000	45,705,571
Series 2015-A5, Class A5,
1.600%, 05/17/2021	25,240,000	25,157,930
CarMax Auto Owner Trust, Series 2015-2,
Class A4 1.800%, 03/15/2021	10,975,000	10,887,207
Chase Issuance Trust
Series 2014-A6, Class A,
1.260%, 07/15/2019	20,599,000	20,554,918
Series 2014-A7, Class A,
1.380%, 11/15/2019	31,978,000	31,887,106
Series 2015, Class A2A,
1.590%, 02/18/2020	29,105,000	29,104,354
Series 2015-A5, Class A,
1.360%, 04/15/2020	47,755,000	47,487,696
23

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Chrysler Capital Auto Receivables Trust
Series 2014-BA, Class A4,
1.760%, 12/16/2019 (S)	$8,000,000	$7,978,129
Series 2015-AA, Class A4,
1.550%, 02/18/2020 (S)	35,345,000	35,012,280
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8,
5.650%, 09/20/2019	17,115,000	18,282,080
Series 2014-A8, Class A8,
1.730%, 04/09/2020	34,765,000	34,850,584
CNH Equipment Trust, Series 2015-C,
Class A3 1.660%, 11/16/2020	31,405,000	31,329,685
DB Master Finance LLC, Series 2015-1A,
Class A2II 3.980%, 02/20/2045 (S)	33,104,838	33,004,189
Discover Card Execution Note Trust,
Series 2014-A5, Class A
1.390%, 04/15/2020	42,075,000	41,964,894
Ford Credit Auto Owner Trust
Series 2015-A, Class A4,
1.640%, 06/15/2020	13,420,000	13,357,904
Series 2015-B, Class A4,
1.580%, 08/15/2020	13,810,000	13,714,949
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A, 1.490%, 09/15/2019	25,960,000	25,902,374
Series 2014-4, Class A1,
1.400%, 08/15/2019	35,760,000	35,596,723
Series 2015-1, Class A1,
1.420%, 01/15/2020	29,125,000	28,898,559
GE Equipment Midticket LLC, Series 2014-1,
Class A4 1.590%, 08/22/2023	7,820,000	7,837,579
GM Financial Automobile Leasing Trust
Series 2015-1, Class A4,
1.730%, 06/20/2019	7,740,000	7,694,893
Series 2015-2, Class A4,
1.850%, 07/22/2019	24,361,000	24,203,669
GMF Floorplan Owner Revolving Trust,
Series 2015-1, Class A1
1.650%, 05/15/2020 (S)	15,635,000	15,470,828
Honda Auto Receivables Owner Trust
Series 2014-3, Class A4,
1.310%, 10/15/2020	42,515,000	42,341,705
Series 2015-1, Class A4,
1.320%, 11/16/2020	20,360,000	20,208,839
Series 2015-2, Class A4,
1.470%, 08/23/2021	20,085,000	19,911,134
Series 2015-3, Class A4,
1.560%, 10/18/2021	20,250,000	20,124,537
Huntington Auto Trust, Series 2015-1,
Class A4 1.640%, 06/15/2021	12,280,000	12,151,579
Hyundai Auto Receivables Trust,
Series 2015-A, Class A4
1.370%, 07/15/2020	19,100,000	18,908,975
John Deere Owner Trust
Series 2014-B, Class A4,
1.500%, 06/15/2021	20,870,000	20,783,039
Series 2015, Class AA4,
1.650%, 12/15/2021	10,555,000	10,512,114
MVW Owner Trust, Series 2014-1A, Class A
2.250%, 09/22/2031 (S)	5,433,611	5,377,137
Nissan Auto Receivables Owner Trust,
Series 2015-A, Class A4
1.500%, 09/15/2021	42,370,000	42,120,648

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Nissan Master Owner Trust Receivables Trust,
Series 2015-A, Class A2
1.440%, 01/15/2020	$29,325,000	$29,110,200
Porsche Innovative Lease Owner Trust,
Series 2014-1, Class A4
1.260%, 09/21/2020 (S)	16,320,000	16,199,785
SunTrust Auto Receivables Trust,
Series 2015-1, Class A4
1.780%, 01/15/2021 (S)	22,805,000	22,619,402
Toyota Auto Receivables Owner Trust
Series 2014-C, Class A4,
1.440%, 04/15/2020	13,395,000	13,372,703
Series 2015-B, Class A4,
1.740%, 09/15/2020	19,030,000	19,037,823
USAA Auto Owner Trust, Series 2015-1,
Class A4 1.540%, 11/16/2020	14,890,000	14,795,475
Volkswagen Credit Auto Master Trust,
Series 2014-1A, Class A2
1.400%, 07/22/2019 (S)	16,680,000	16,463,822
Wendys Funding LLC, Series 2015-1A,
Class A2I 3.371%, 06/15/2045 (S)	31,032,225	30,277,762
Westgate Resorts LLC, Series 2014-1A,
Class A 2.150%, 12/20/2026 (S)	4,351,720	4,274,695
World Omni Automobile Lease
Securitization Trust, Series 2014-A,
Class A4 1.370%, 01/15/2020	15,410,000	15,367,921
TOTAL ASSET BACKED SECURITIES (Cost $1,275,949,440)		$1,267,022,678

PREFERRED SECURITIES - 0.1%
Financials - 0.1%
The PNC Financial Services Group, Inc.
(6.125% to 05/01/2022, then
3 month LIBOR + 4.067%)	391,400	11,170,556
TOTAL PREFERRED SECURITIES (Cost $9,785,000)		$11,170,556

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	1,069,337	10,698,498
TOTAL SECURITIES LENDING
COLLATERAL (Cost $10,698,708)		$10,698,498

SHORT-TERM INVESTMENTS - 0.7%
Repurchase agreement - 0.7%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2015 at 0.320% to be
repurchased at $45,437,616 on 01/04/2016,
collateralized by $46,334,600 U.S. Treasury
Inflation Indexed Notes, 0.125% due
04/15/2020 (valued at $46,346,451,
including interest)	$45,436,000	$45,436,000
24

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Repurchase Agreement with State Street Corp.
dated 12/31/2015 at 0.030% to be
repurchased at $12,847,043 on 01/04/2016,
collateralized by $815,000 Federal National
Mortgage Association, 5.000% - 5.375% due
05/11/2017 to 06/12/2017 (valued at
$865,033, including interest) and
$13,565,000 U.S. Treasury Bonds, 2.500%
due 02/15/2045 (valued at $12,242,413,
including interest)	$12,847,000	$12,847,000
		58,283,000
TOTAL SHORT-TERM INVESTMENTS (Cost $58,283,000)		$58,283,000
Total Investments (Bond Trust) (Cost $9,082,173,461) - 98.4%		$9,022,315,192
Other assets and liabilities, net - 1.6%		151,178,230
TOTAL NET ASSETS - 100.0%		$9,173,493,422

Core Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 59.2%
U.S. Government - 29.7%
U.S. Treasury Bonds
2.500%, 02/15/2045	$13,051,000	$11,685,787
2.875%, 08/15/2045	13,459,000	13,046,293
3.000%, 05/15/2045 to 11/15/2045	12,823,000	12,751,174
3.125%, 02/15/2043	2,696,000	2,757,560
3.375%, 05/15/2044	1,513,000	1,620,620
4.500%, 08/15/2039	1,157,000	1,478,066
U.S. Treasury Notes
0.625%, 08/31/2017 to 11/30/2017	21,725,000	21,569,010
0.750%, 10/31/2017 to 04/15/2018	53,032,000	52,648,917
0.875%, 08/15/2017 to 01/15/2018	11,750,000	11,711,987
1.000%, 12/15/2017 to 09/15/2018	34,210,000	34,103,017
1.250%, 12/15/2018	48,671,000	48,574,923
1.375%, 04/30/2020 to 10/31/2020	56,506,000	55,549,824
1.500%, 01/31/2019	8,120,000	8,149,849
1.625%, 03/31/2019 to 11/30/2020	21,002,000	21,005,356
1.750%, 12/31/2020	17,517,000	17,502,899
2.000%, 07/31/2020 to 08/15/2025	29,924,000	30,122,743
2.125%, 12/31/2022	8,735,000	8,748,648
2.250%, 11/15/2025	39,146,000	39,058,397
		392,085,070
U.S. Government Agency - 29.5%
Federal Home Loan Mortgage Corp.
2.626%, 12/01/2042 (P)	1,629,454	1,658,689
2.648%, 10/01/2045 (P)	1,439,933	1,460,290
2.685%, 12/01/2045 (P)	401,000	406,824
2.688%, 09/01/2045 (P)	2,496,285	2,533,576
2.698%, 08/01/2045 (P)	1,331,655	1,353,471
2.729%, 08/01/2045 (P)	961,608	977,933
2.753%, 09/01/2045 (P)	745,055	758,398
2.755%, 12/01/2045 (P)	1,502,000	1,525,988
2.756%, 08/01/2044 (P)	2,548,271	2,593,428
2.790%, 10/01/2045 (P)	1,391,612	1,417,413
2.874%, 09/01/2045 (P)	1,020,172	1,049,010
2.899%, 01/01/2044 (P)	1,244,352	1,274,107

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
3.002%, 09/01/2045 (P)	$589,882	$604,704
3.500%, TBA (C)	6,000,000	6,166,116
3.500%, 12/01/2028 to 08/01/2045	36,189,717	37,761,505
3.500%, 04/01/2030 to 10/01/2045 (C)	6,525,282	6,839,844
4.000%, 10/01/2029 to 12/01/2045	19,304,477	20,579,263
4.000%, 12/01/2045 (C)	1,351,000	1,435,004
4.500%, 08/01/2020 to 06/01/2042	7,577,051	7,956,570
5.000%, 08/01/2039 to 07/01/2044	3,793,455	4,213,685
Federal National Mortgage Association
2.020%, 10/09/2019 (Z)	4,005,000	3,709,876
2.522%, 12/01/2045 (P)	596,000	602,427
2.562%, 03/01/2045 (P)	360,082	365,674
2.592%, 09/01/2045 (P)	1,039,404	1,054,279
2.595%, 12/01/2045 (P)	369,651	374,623
2.624%, 07/01/2045 (P)	444,441	451,485
2.625%, 09/06/2024	1,589,000	1,606,865
2.677%, 10/01/2045 (P)	852,880	867,206
2.699%, 10/01/2045 (P)	1,115,615	1,134,883
2.727%, 01/01/2045 (P)	76,704	78,293
2.734%, 01/01/2045 (P)	1,993,145	2,033,762
2.744%, 02/01/2045 (P)	1,747,280	1,783,961
2.749%, 11/01/2045 (P)	2,015,270	2,053,426
2.750%, 11/01/2045 (P)	1,397,042	1,423,465
2.761%, 09/01/2045 (P)	2,390,865	2,435,857
2.767%, 09/01/2045 (P)	2,581,862	2,630,660
2.776%, 07/01/2045 (P)	713,286	727,652
2.790%, 10/01/2045 (P)	1,710,165	1,743,667
2.806%, 11/01/2044 (P)	56,226	57,497
2.810%, 10/01/2045 (P)	1,422,371	1,451,817
2.822%, 05/01/2043 (P)	633,426	651,352
3.000%, 10/01/2042 to 05/01/2043	14,568,307	14,607,762
3.188%, 10/01/2043 (P)	280,449	288,260
3.500%, TBA (C)	7,800,000	8,029,052
3.500%, 12/01/2029 to 10/01/2045	37,049,032	38,604,579
3.500%, 06/01/2035 to 11/01/2035 (C)	7,599,902	7,938,356
4.000%, TBA (C)	2,600,000	2,745,618
4.000%, 02/01/2026 to 12/01/2045	65,787,420	70,090,349
4.377%, 04/01/2040 (P)	1,027,979	1,091,829
4.500%, 01/01/2020 to 03/01/2045	14,668,848	15,901,688
5.000%, 07/01/2044	383,677	426,949
Government National Mortgage Association
2.500%, 05/20/2045 to 10/20/2045 (P)	9,427,013	9,560,388
3.000%, TBA (C)	12,700,000	12,845,020
3.500%, TBA (C)	38,100,000	39,670,465
4.000%, TBA (C)	11,400,000	12,104,321
4.000%, 08/20/2045 to 12/20/2045	9,084,140	9,698,182
4.500%, 04/15/2045 to 10/20/2045	8,387,852	9,174,487
Tennessee Valley Authority
2.875%, 09/15/2024	4,045,000	4,067,409
4.250%, 09/15/2065	1,933,000	1,888,713
		388,537,972
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $782,846,496)		$780,623,042

FOREIGN GOVERNMENT
OBLIGATIONS - 1.6%
Brazil - 0.0%
Federative Republic of Brazil
5.000%, 01/27/2045	900,000	600,750
25

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Indonesia - 0.2%
Republic of Indonesia
4.750%, 01/08/2026 (S)	$1,695,000	$1,674,087
5.950%, 01/08/2046 (S)	780,000	767,970
		2,442,057
Japan - 0.2%
Japan Bank for International Cooperation
1.750%, 05/28/2020	2,365,000	2,313,318
2.125%, 02/10/2025	342,000	323,158
		2,636,476
Jordan - 0.2%
Hashemite Kingdom of Jordan
2.578%, 06/30/2022	2,373,000	2,400,332
Mexico - 0.2%
Government of Mexico
5.750%, 10/12/2110	2,501,000	2,332,183
Paraguay - 0.1%
Republic of Paraguay
6.100%, 08/11/2044 (S)	921,000	879,555
Slovakia - 0.2%
Republic of Slovakia
4.375%, 05/21/2022 (S)	2,290,000	2,543,201
Slovenia - 0.4%
Republic of Slovenia
5.250%, 02/18/2024 (S)	3,697,000	4,080,564
5.500%, 10/26/2022 (S)	1,050,000	1,171,993
5.850%, 05/10/2023 (S)	778,000	886,430
		6,138,987
Uruguay - 0.1%
Republic of Uruguay
4.375%, 10/27/2027	730,000	717,225
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $21,131,405)		$20,690,766

CORPORATE BONDS - 22.0%
Consumer discretionary - 2.4%
21st Century Fox America, Inc.
3.700%, 10/15/2025 (S)	810,000	808,540
4.950%, 10/15/2045 (S)	570,000	561,399
Bed Bath & Beyond, Inc.
5.165%, 08/01/2044	806,000	682,732
CCO Safari II LLC
4.908%, 07/23/2025 (S)	1,630,000	1,628,398
6.484%, 10/23/2045 (S)	1,363,000	1,363,484
Coach, Inc.
4.250%, 04/01/2025	288,000	273,844
Cox Communications, Inc.
4.800%, 02/01/2035 (S)	536,000	443,411
DIRECTV Holdings LLC
3.800%, 03/15/2022	349,000	351,419
3.950%, 01/15/2025	1,895,000	1,869,592
4.450%, 04/01/2024	1,393,000	1,430,855
General Motors Company
3.500%, 10/02/2018	1,762,000	1,779,690
4.000%, 04/01/2025	300,000	284,209
5.000%, 04/01/2035	738,000	687,908
5.200%, 04/01/2045	434,000	408,581
General Motors Financial Company, Inc.
3.100%, 01/15/2019	1,300,000	1,298,387
3.450%, 04/10/2022	1,335,000	1,281,364

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Grupo Televisa SAB
5.000%, 05/13/2045	$564,000	$484,575
6.125%, 01/31/2046	640,000	636,224
Kohl’s Corp.
5.550%, 07/17/2045	585,000	544,489
McDonald’s Corp.
2.750%, 12/09/2020	1,285,000	1,284,367
3.700%, 01/30/2026	1,480,000	1,479,152
4.875%, 12/09/2045	1,070,000	1,075,762
Scripps Networks Interactive, Inc.
2.800%, 06/15/2020	980,000	956,077
3.500%, 06/15/2022	650,000	625,848
3.900%, 11/15/2024	1,269,000	1,213,345
3.950%, 06/15/2025	1,070,000	1,023,520
Sky PLC
3.750%, 09/16/2024 (S)	1,499,000	1,464,881
Time Warner Cable, Inc.
6.550%, 05/01/2037	420,000	424,805
Viacom, Inc.
4.850%, 12/15/2034	1,215,000	992,186
5.250%, 04/01/2044	374,000	308,361
Volkswagen Group of America Finance LLC
2.400%, 05/22/2020 (S)	823,000	770,700
Volkswagen International Finance NV
1.125%, 11/18/2016 (S)	3,288,000	3,248,113
		31,686,218
Consumer staples - 1.0%
Anheuser-Busch InBev Finance, Inc.
4.625%, 02/01/2044	685,000	680,306
Kraft Heinz Foods Company
2.800%, 07/02/2020 (S)	2,130,000	2,125,007
3.950%, 07/15/2025 (S)	2,605,000	2,630,219
5.200%, 07/15/2045 (S)	990,000	1,033,751
Reynolds American, Inc.
4.450%, 06/12/2025	670,000	701,099
5.700%, 08/15/2035	1,070,000	1,172,296
Walgreens Boots Alliance, Inc.
4.800%, 11/18/2044	1,030,000	935,696
Wm. Wrigley Jr. Company
2.000%, 10/20/2017 (S)	604,000	605,009
2.400%, 10/21/2018 (S)	844,000	846,326
2.900%, 10/21/2019 (S)	1,238,000	1,249,892
3.375%, 10/21/2020 (S)	1,595,000	1,626,725
		13,606,326
Energy - 2.6%
Apache Corp.
4.250%, 01/15/2044	740,000	592,237
Canadian Oil Sands, Ltd.
6.000%, 04/01/2042 (S)	645,000	515,791
Chevron Corp.
1.365%, 03/02/2018	2,420,000	2,400,780
2.411%, 03/03/2022	1,880,000	1,830,791
Ecopetrol SA
5.375%, 06/26/2026	1,025,000	873,813
5.875%, 05/28/2045	746,000	529,660
7.375%, 09/18/2043	205,000	172,200
Energy Transfer Partners LP
2.500%, 06/15/2018	1,270,000	1,216,057
4.150%, 10/01/2020	655,000	604,486
4.750%, 01/15/2026	1,740,000	1,497,630
6.125%, 12/15/2045	355,000	288,845
26

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
EnLink Midstream Partners LP
5.050%, 04/01/2045	$991,000	$614,441
Enterprise Products Operating LLC
3.700%, 02/15/2026	1,170,000	1,050,364
Gulfstream Natural Gas System LLC
5.950%, 10/15/2045 (S)	790,000	734,908
Halliburton Company
3.800%, 11/15/2025	790,000	769,733
5.000%, 11/15/2045	565,000	558,124
Kerr-McGee Corp.
6.950%, 07/01/2024	2,487,000	2,672,078
Kinder Morgan, Inc.
5.300%, 12/01/2034	836,000	658,480
Marathon Oil Corp.
5.200%, 06/01/2045	1,100,000	783,199
Marathon Petroleum Corp.
5.000%, 09/15/2054	135,000	108,036
5.850%, 12/15/2045	505,000	469,347
ONEOK Partners LP
2.000%, 10/01/2017	1,257,000	1,200,735
Petroleos Mexicanos
2.378%, 04/15/2025	1,306,250	1,304,664
2.460%, 12/15/2025	3,241,000	3,238,987
4.500%, 01/23/2026 (S)	664,000	583,324
5.625%, 01/23/2046 (S)	1,003,000	767,496
Pioneer Natural Resources Company
3.450%, 01/15/2021	1,070,000	988,396
Plains All American Pipeline LP
4.650%, 10/15/2025	280,000	244,564
4.900%, 02/15/2045	220,000	158,123
Repsol Oil & Gas Canada, Inc.
3.750%, 02/01/2021	1,064,000	965,155
Rowan Companies, Inc.
5.400%, 12/01/2042	735,000	439,459
5.850%, 01/15/2044	449,000	270,931
Sunoco Logistics Partners Operations LP
5.950%, 12/01/2025	545,000	519,266
TC PipeLines LP
4.650%, 06/15/2021	303,000	291,074
Valero Energy Corp.
4.900%, 03/15/2045	755,000	629,212
Weatherford International, Ltd.
4.500%, 04/15/2022	332,000	239,040
5.950%, 04/15/2042	875,000	614,688
Western Gas Partners LP
3.950%, 06/01/2025	1,705,000	1,432,127
5.375%, 06/01/2021	431,000	436,396
5.450%, 04/01/2044	270,000	214,374
Williams Partners LP
4.000%, 09/15/2025	1,068,000	799,749
		34,278,760
Financials - 8.2%
ACE INA Holdings, Inc.
3.350%, 05/03/2026	1,880,000	1,874,578
4.350%, 11/03/2045	990,000	1,006,075
AIA Group, Ltd.
3.200%, 03/11/2025 (S)	690,000	665,996
Ally Financial, Inc.
3.250%, 11/05/2018	2,360,000	2,315,750
American International Group, Inc.
3.750%, 07/10/2025	1,115,000	1,105,683
4.375%, 01/15/2055	445,000	382,342
4.500%, 07/16/2044	196,000	181,270

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
American Tower Corp.
2.800%, 06/01/2020	$810,000	$800,869
3.450%, 09/15/2021	1,447,000	1,454,838
3.500%, 01/31/2023	1,420,000	1,388,835
Bank of America Corp.
2.625%, 10/19/2020	2,215,000	2,188,112
3.875%, 08/01/2025	3,525,000	3,578,668
6.000%, 09/01/2017	1,870,000	1,990,032
Capital One Financial Corp.
4.200%, 10/29/2025	1,265,000	1,249,649
Citigroup, Inc.
1.550%, 08/14/2017	2,653,000	2,642,277
1.700%, 07/25/2016	1,868,000	1,873,987
4.450%, 09/29/2027	2,895,000	2,877,769
4.650%, 07/30/2045	975,000	986,141
Commonwealth Bank of Australia
4.500%, 12/09/2025 (S)	1,030,000	1,022,002
Credit Suisse Group Funding Guernsey, Ltd.
3.125%, 12/10/2020 (S)	2,660,000	2,649,115
DDR Corp.
3.375%, 05/15/2023	1,479,000	1,397,699
4.625%, 07/15/2022	1,783,000	1,843,223
Deutsche Bank AG
4.500%, 04/01/2025	550,000	506,012
GE Capital International Funding Company
4.418%, 11/15/2035 (S)	1,663,000	1,697,660
General Electric Capital Corp.
5.875%, 01/14/2038	479,000	586,368
HSBC USA, Inc.
2.750%, 08/07/2020	3,090,000	3,091,632
JPMorgan Chase & Co.
2.550%, 10/29/2020	2,995,000	2,968,336
3.900%, 07/15/2025	2,430,000	2,502,601
4.250%, 10/01/2027	560,000	559,202
4.950%, 06/01/2045	699,000	698,800
Lazard Group LLC
3.750%, 02/13/2025	2,211,000	2,040,163
4.250%, 11/14/2020	1,246,000	1,291,093
Liberty Mutual Group, Inc.
4.850%, 08/01/2044 (S)	1,190,000	1,102,283
Lloyds Banking Group PLC
5.300%, 12/01/2045 (S)	670,000	679,438
Marsh & McLennan Companies, Inc.
3.750%, 03/14/2026	1,240,000	1,240,077
Metropolitan Life Global Funding I
1.950%, 12/03/2018 (S)	805,000	803,115
2.500%, 12/03/2020 (S)	2,230,000	2,218,239
Mid-America Apartments LP
3.750%, 06/15/2024	1,324,000	1,297,554
4.000%, 11/15/2025	695,000	690,473
4.300%, 10/15/2023	632,000	647,958
Morgan Stanley
2.800%, 06/16/2020	2,605,000	2,614,279
3.950%, 04/23/2027	1,280,000	1,242,874
4.000%, 07/23/2025	5,555,000	5,725,172
Murray Street Investment Trust I
4.647%, 03/09/2017 (P)	2,746,000	2,829,289
Rabobank Nederland NV
5.250%, 08/04/2045	785,000	822,594
Royal Bank of Canada
2.100%, 10/14/2020	3,310,000	3,254,193
Santander Issuances SAU
5.179%, 11/19/2025	2,130,000	2,097,990
27

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Santander UK Group Holdings PLC
2.875%, 10/16/2020	$2,160,000	$2,145,336
4.750%, 09/15/2025 (S)	1,350,000	1,332,189
Skandinaviska Enskilda Banken AB
2.625%, 11/17/2020 (S)	2,690,000	2,681,502
Stadshypotek AB
1.750%, 04/09/2020 (S)	4,915,000	4,806,668
Synchrony Financial
4.500%, 07/23/2025	1,420,000	1,417,399
Tanger Properties LP
3.750%, 12/01/2024	657,000	644,228
3.875%, 12/01/2023	794,000	791,042
Teachers Insurance & Annuity Association of
America
4.900%, 09/15/2044 (S)	215,000	217,162
The Blackstone Group LP
9.296%, 03/18/2019	1,147,794	1,042,074
The Goldman Sachs Group, Inc.
4.250%, 10/21/2025	1,380,000	1,370,310
4.750%, 10/21/2045	1,730,000	1,718,099
6.750%, 10/01/2037	1,190,000	1,390,102
UBS Group AG
4.125%, 09/24/2025 (S)	1,564,000	1,563,356
WEA Finance LLC
3.250%, 10/05/2020 (S)	2,010,000	2,018,498
Westpac Banking Corp.
2.250%, 11/09/2020 (S)	3,020,000	2,982,232
2.600%, 11/23/2020	2,505,000	2,504,038
		107,306,540
Health care - 1.4%
AbbVie, Inc.
2.500%, 05/14/2020	2,075,000	2,054,487
3.600%, 05/14/2025	1,505,000	1,485,528
Actavis Funding SCS
2.350%, 03/12/2018	1,165,000	1,166,397
3.000%, 03/12/2020	1,470,000	1,468,828
3.800%, 03/15/2025	1,700,000	1,691,475
4.750%, 03/15/2045	1,380,000	1,345,305
Anthem, Inc.
5.100%, 01/15/2044	534,000	535,664
Baxalta, Inc.
4.000%, 06/23/2025 (S)	605,000	599,039
5.250%, 06/23/2045 (S)	1,365,000	1,369,271
Biogen, Inc.
2.900%, 09/15/2020	850,000	848,134
3.625%, 09/15/2022	740,000	748,285
4.050%, 09/15/2025	1,378,000	1,385,150
5.200%, 09/15/2045	463,000	463,132
Celgene Corp.
2.875%, 08/15/2020	895,000	888,602
3.875%, 08/15/2025	475,000	473,490
5.000%, 08/15/2045	880,000	883,367
Perrigo Finance PLC
3.900%, 12/15/2024	1,372,000	1,324,466
		18,730,620
Industrials - 1.2%
AP Moeller - Maersk A/S
3.875%, 09/28/2025 (S)	1,187,000	1,144,859
Burlington Northern Santa Fe LLC
4.700%, 09/01/2045	835,000	832,617
Embraer Netherlands Finance BV
5.050%, 06/15/2025	785,000	714,350

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
ERAC USA Finance LLC
4.500%, 02/15/2045 (S)	$435,000	$404,251
5.625%, 03/15/2042 (S)	1,228,000	1,318,057
L-3 Communications Corp.
3.950%, 05/28/2024	195,000	185,346
Lockheed Martin Corp.
2.500%, 11/23/2020	1,895,000	1,888,332
3.550%, 01/15/2026	1,720,000	1,728,832
4.700%, 05/15/2046	1,060,000	1,090,758
Northrop Grumman Corp.
3.250%, 08/01/2023	1,612,000	1,612,611
3.850%, 04/15/2045	528,000	474,732
Penske Truck Leasing Company LP
3.050%, 01/09/2020 (S)	440,000	436,520
3.200%, 07/15/2020 (S)	1,860,000	1,841,846
3.375%, 02/01/2022 (S)	1,620,000	1,573,103
Valmont Industries, Inc. 5.250%, 10/01/2054	829,000	706,451
Verisk Analytics, Inc. 5.500%, 06/15/2045	235,000	224,350
		16,177,015
Information technology - 2.1%
Alibaba Group Holding, Ltd.
3.600%, 11/28/2024	1,277,000	1,219,844
Analog Devices, Inc.
3.900%, 12/15/2025	945,000	954,500
5.300%, 12/15/2045	950,000	978,809
Fidelity National Information Services, Inc.
2.850%, 10/15/2018	1,570,000	1,575,570
3.625%, 10/15/2020	1,255,000	1,271,894
4.500%, 10/15/2022	630,000	641,540
5.000%, 10/15/2025	850,000	877,372
Hewlett Packard Enterprise Company
2.850%, 10/05/2018 (S)	2,005,000	2,004,270
4.900%, 10/15/2025 (S)	1,585,000	1,556,598
6.350%, 10/15/2045 (S)	1,425,000	1,352,741
Intel Corp. 4.900%, 07/29/2045	640,000	676,543
Microsoft Corp.
2.000%, 11/03/2020	1,850,000	1,850,727
2.650%, 11/03/2022	1,380,000	1,378,776
3.125%, 11/03/2025	1,855,000	1,865,776
4.450%, 11/03/2045	960,000	990,041
Oracle Corp.
2.500%, 05/15/2022	1,475,000	1,448,626
2.950%, 05/15/2025	405,000	395,423
Visa, Inc.
2.200%, 12/14/2020	2,825,000	2,822,853
3.150%, 12/14/2025	1,885,000	1,888,983
4.300%, 12/14/2045	1,760,000	1,783,915
		27,534,801
Materials - 0.5%
Albemarle Corp. 5.450%, 12/01/2044	745,000	720,505
Barrick Gold Corp. 4.100%, 05/01/2023	220,000	188,743
Corp. Nacional del Cobre de Chile
4.500%, 09/16/2025 (S)	795,000	748,632
International Paper Company
5.150%, 05/15/2046	1,215,000	1,155,896
LYB International Finance BV
4.875%, 03/15/2044	572,000	522,316
LyondellBasell Industries NV
4.625%, 02/26/2055	566,000	459,000
Rio Tinto Finance USA, Ltd.
3.750%, 06/15/2025	1,575,000	1,430,829
The Mosaic Company 5.625%, 11/15/2043	389,000	372,876
28

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Vale Overseas, Ltd. 8.250%, 01/17/2034	$413,000	$330,858
		5,929,655
Telecommunication services - 1.0%
America Movil SAB de CV
3.125%, 07/16/2022	1,290,000	1,267,511
AT&T, Inc.
3.000%, 06/30/2022	2,405,000	2,339,514
3.400%, 05/15/2025	2,550,000	2,451,098
Verizon Communications, Inc.
2.500%, 09/15/2016	1,624,000	1,636,705
4.272%, 01/15/2036	1,003,000	905,314
4.400%, 11/01/2034	1,670,000	1,540,792
4.862%, 08/21/2046	3,733,000	3,531,672
		13,672,606
Utilities - 1.6%
American Electric Power Company, Inc.
1.650%, 12/15/2017	2,022,000	2,006,985
Appalachian Power Company
4.450%, 06/01/2045	585,000	555,319
Commonwealth Edison Company
3.700%, 03/01/2045	319,000	286,955
Consolidated Edison Company of
New York, Inc.
4.500%, 12/01/2045	625,000	632,654
4.625%, 12/01/2054	200,000	196,625
Dominion Resources, Inc.
3.900%, 10/01/2025	860,000	861,466
4.700%, 12/01/2044	892,000	868,810
Duke Energy Corp.
3.750%, 04/15/2024	665,000	674,267
4.800%, 12/15/2045	545,000	550,664
Duke Energy Progress LLC
3.250%, 08/15/2025	1,225,000	1,234,387
4.200%, 08/15/2045	460,000	453,192
Electricite de France SA
4.950%, 10/13/2045 (S)	1,880,000	1,825,392
5.250%, 10/13/2055 (S)	585,000	556,974
MidAmerican Energy Company
3.500%, 10/15/2024	770,000	787,363
4.250%, 05/01/2046	770,000	761,599
PECO Energy Company 3.150%, 10/15/2025	1,380,000	1,376,115
PPL Electric Utilities Corp.
4.150%, 10/01/2045	835,000	824,397
Puget Energy, Inc. 6.000%, 09/01/2021	2,034,000	2,292,102
Sempra Energy
2.850%, 11/15/2020	1,390,000	1,385,848
3.750%, 11/15/2025	1,380,000	1,377,447
Southwestern Electric Power Company
3.900%, 04/01/2045	769,000	672,903
Virginia Electric and Power Company
4.450%, 02/15/2044	502,000	516,239
		20,697,703
TOTAL CORPORATE BONDS (Cost $298,596,751)		$289,620,244

MUNICIPAL BONDS - 1.0%
County of Clark (Nevada) 6.820%, 07/01/2045	1,935,000	2,665,076
Los Angeles Community College District
(California) 6.750%, 08/01/2049	1,305,000	1,844,030
New Jersey Turnpike Authority
7.102%, 01/01/2041	1,728,000	2,380,026
North Texas Tollway Authority
6.718%, 01/01/2049	1,546,000	2,118,793

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
MUNICIPAL BONDS (continued)
Port Authority of New York & New Jersey
4.458%, 10/01/2062	$1,961,000	$1,867,186
State of California 7.600%, 11/01/2040	1,185,000	1,761,384
The Ohio State University 4.800%, 06/01/2111	529,000	510,035
TOTAL MUNICIPAL BONDS (Cost $12,254,898)		$13,146,530

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.5%
Commercial and residential - 4.5%
CFCRE Commercial Mortgage Trust,
Series 2011-C1, Class A4
4.961%, 04/15/2044 (P)(S)	1,420,000	1,552,212
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4,
4.131%, 11/10/2046	533,000	564,389
Series 2015-GC35, Class A4,
3.818%, 11/10/2048	520,000	532,710
Series 2015-GC35, Class AAB,
3.608%, 11/10/2048	1,188,000	1,215,134
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2012-CR1, Class A2,
2.350%, 05/15/2045	2,053,324	2,066,197
Series 2012-CR4, Class A2,
1.801%, 10/15/2045	338,000	335,244
Series 2013-CR10, Class A2,
2.972%, 08/10/2046	585,000	594,995
Series 2013-CR12, Class A4,
4.046%, 10/10/2046	172,000	181,488
Series 2013-CR6, Class A1,
0.719%, 03/10/2046	305,223	302,177
Series 2014-CR18, Class ASB,
3.452%, 07/15/2047	618,000	633,857
Series 2014-UBS6, Class AM,
4.048%, 12/10/2047 (P)	1,332,000	1,372,503
Series 2015-LC23, Class A4,
3.774%, 10/10/2053	1,478,000	1,505,434
Commercial Mortgage Trust (Deutsche
Bank AG)
Series 2010-C1, Class A2,
3.830%, 07/10/2046 (S)	267,862	276,012
Series 2010-C1, Class A3,
4.205%, 07/10/2046 (S)	2,256,000	2,402,135
Commercial Mortgage Trust (Deutsche Bank
AG/Jefferies & Company)
Series 2014-UBS5, Class ASB,
3.548%, 09/10/2047	358,000	366,640
Series 2015-PC1, Class ASB,
3.608%, 07/10/2050	1,574,000	1,611,189
Commercial Mortgage Trust (Deutsche Bank
AG/UBS), Series 2014-UBS3, Class A4
3.819%, 06/10/2047	1,199,000	1,233,988
CSAIL Commercial Mortgage Trust,
Series 2015-C4, Class ASB
3.617%, 11/15/2048	1,868,000	1,908,166
DBUBS Mortgage Trust
Series 2011-LC1A, Class A1,
3.742%, 11/10/2046 (S)	637,574	638,717
Series 2011-LC2A, Class A4,
4.537%, 07/10/2044 (S)	5,027,000	5,417,262
GS Mortgage Securities Corp. II,
Series 2015-GC30, Class AAB
3.120%, 05/10/2050	1,069,006	1,068,590
29

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
GS Mortgage Securities Trust
Series 2011-GC3, Class A2,
3.645%, 03/10/2044 (S)	$402,400	$402,039
Series 2012-GCJ7, Class A1,
1.144%, 05/10/2045	124,179	124,101
Series 2012-GCJ7, Class A2,
2.318%, 05/10/2045	1,475,000	1,482,450
Series 2012-GCJ7, Class AAB,
2.935%, 05/10/2045	214,000	217,857
Series 2013-GC16, Class A1,
1.264%, 11/10/2046	289,696	287,613
Series 2014-GC18, Class AAB,
3.648%, 01/10/2047	1,114,000	1,150,239
Series 2014-GC20, Class AAB,
3.655%, 04/10/2047	1,117,000	1,153,163
Series 2014-GC26, Class AAB,
3.365%, 11/10/2047	806,000	817,467
Series 2015-GC32, Class AAB,
3.278%, 10/10/2048	1,323,000	1,325,926
Series 2015-GC32, Class AAB,
3.513%, 07/10/2048	1,550,000	1,577,848
Impact Funding Affordable Multifamily
Housing Mortgage Loan Trust,
Series 2010-1, Class A1
5.314%, 01/25/2051 (S)	3,298,944	3,726,527
JPMBB Commercial Mortgage Securities Trust
Series 2014-C22, Class A4,
3.801%, 09/15/2047	398,000	407,473
Series 2014-C25, Class ASB,
3.407%, 11/15/2047	354,000	359,504
Series 2015-C28, Class A3,
2.912%, 10/15/2048	798,000	767,529
Series 2015-C28, Class ASB,
3.042%, 10/15/2048	545,000	539,722
Series 2015-C30, Class AS,
4.226%, 07/15/2048 (P)	1,318,000	1,355,521
Series 2015-C30, Class ASB,
3.559%, 07/15/2048	1,239,000	1,264,059
Series 2015-C32, Class ASB,
3.358%, 11/15/2048	607,000	611,520
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2010-C2, Class A3,
4.070%, 11/15/2043 (S)	1,007,000	1,058,144
Series 2010-CNTR, Class A1,
3.300%, 08/05/2032 (S)	415,509	425,832
Series 2010-CNTR, Class A2,
4.311%, 08/05/2032 (S)	928,000	990,527
Series 2011-C4, Class A3,
4.106%, 07/15/2046 (S)	2,356,000	2,444,292
Series 2012-CBX, Class A4,
3.483%, 06/15/2045	561,000	577,176
Series 2012-LC9, Class A2,
1.677%, 12/15/2047	647,000	643,868
Series 2015-JP1, Class ASB,
3.733%, 01/15/2049	309,000	317,978
JPMorgan Mortgage Trust, Series 2015-IVR2,
Class A2 2.769%, 01/25/2045 (P)(S)	980,338	986,136
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2013-C10, Class A1,
1.394%, 07/15/2046	985,844	984,243

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Morgan Stanley Bank of America Merrill
Lynch Trust (continued)
Series 2013-C9, Class A,
1.970%, 05/15/2046	$438,000	$437,610
Series 2015-C25, Class ASB,
3.383%, 10/15/2048	1,040,000	1,053,316
Series 2015-C27, Class ASB,
3.557%, 12/15/2047	755,000	769,977
Morgan Stanley Capital I Trust
Series 2011-C2, Class A2,
3.476%, 06/15/2044 (S)	1,844,358	1,851,378
Series 2011-C3 A2, 3.224%, 07/15/2049	1,250,836	1,261,636
Series 2015-UBS8, Class ASB,
3.626%, 12/15/2048	592,000	603,608
UBS Commercial Mortgage Trust,
Series 2012-C1, Class A3
3.400%, 05/10/2045	556,000	566,269
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A2,
2.113%, 05/10/2063	1,048,000	1,051,697
Series 2013-C5, Class A4,
3.185%, 03/10/2046	117,000	117,428
		59,490,712
U.S. Government Agency - 3.0%
Federal Home Loan Mortgage Corp.
Series 2014-HQ1, Class M1,
2.072%, 08/25/2024 (P)	1,033,529	1,038,063
Series 2015-DN1, Class M1,
1.672%, 01/25/2025 (P)	547,257	547,710
Series 271, Class 30,
3.000%, 08/15/2042 (C)	3,672,355	3,604,896
Series 300, Class 300, 3.000%, 01/15/2043	3,773,877	3,746,252
Series 342, Class 300, 3.000%, 02/15/2045	6,232,782	6,198,783
Series 4225, Class A, 4.000%, 09/15/2040	1,921,036	2,042,430
Series 4227, Class AB, 3.500%, 10/15/2037	1,823,116	1,905,760
Series 4462, Class DA, 4.000%, 04/15/2040	4,276,234	4,557,636
Series 4483, Class PA, 2.500%, 06/15/2045	7,890,205	7,989,470
Federal National Mortgage Association
Series 2007-108, Class AN,
8.181%, 11/25/2037 (P)	416,100	504,862
Series 2012-112, Class DA,
3.000%, 10/25/2042	5,206,178	5,222,886
Series 2012-134, Class LC,
3.000%, 12/25/2042	1,437,146	1,448,830
Series 411, Class A3, 3.000%, 08/25/2042	764,420	759,962
		39,567,540
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $100,545,847)		$99,058,252

ASSET BACKED SECURITIES - 13.6%
Ally Auto Receivables Trust
Series 2013-1, Class A3,
0.630%, 05/15/2017	29,496	29,487
Series 2014-1, Class A4,
1.530%, 04/15/2019	1,261,000	1,257,531
Series 2014-2, Class A4,
1.840%, 01/15/2020	213,000	212,289
Series 2015-2, Class A3,
1.490%, 11/15/2019	1,298,000	1,292,748
Ally Master Owner Trust
Series 2012-5, Class A, 1.540%, 09/15/2019	3,436,000	3,415,230
30

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Ally Master Owner Trust (continued)
Series 2014-4, Class A2,
1.430%, 06/17/2019	$2,952,000	$2,941,285
Series 2014-5, Class A1,
0.821%, 10/15/2019 (P)	3,592,000	3,580,558
Series 2015-2, Class A1,
0.901%, 01/15/2021 (P)	1,583,000	1,585,681
Avis Budget Rental Car Funding AESOP LLC
Series 2012-3A, Class A,
2.100%, 03/20/2019 (S)	986,000	984,954
Series 2013-1A, Class A,
1.920%, 09/20/2019 (S)	3,849,000	3,820,626
Bank of The West Auto Trust, Series 2014-1,
Class A3 1.090%, 03/15/2019 (S)	873,000	870,191
California Republic Auto Receivables Trust
Series 2014-2, Class A4,
1.570%, 12/16/2019	559,000	554,616
Series 2014-3, Class A4,
1.790%, 03/16/2020	495,000	492,553
Series 2015-1, Class A3,
1.330%, 04/15/2019	1,489,000	1,481,082
Series 2015-1, Class A4,
1.820%, 09/15/2020	1,003,000	989,799
Series 2015-2, Class A3,
1.310%, 08/15/2019	788,000	780,941
Series 2015-4, Class A2,
1.600%, 09/17/2018 (S)	983,000	982,349
Series 2015-4, Class A4,
2.580%, 06/15/2021 (S)	1,323,000	1,318,734
Capital Auto Receivables Asset Trust
Series 2013-2, Class A4,
1.560%, 07/20/2018	838,000	838,682
Series 2013-3, Class A3,
1.310%, 12/20/2017	5,468,540	5,468,207
Series 2013-3, Class A4,
1.680%, 04/20/2018	539,000	539,828
Series 2013-4, Class A3,
1.090%, 03/20/2018	2,246,538	2,243,866
Series 2013-4, Class A4,
1.470%, 07/20/2018	1,821,000	1,815,777
Series 2014-1, Class A4,
1.690%, 10/22/2018	1,926,000	1,927,228
Series 2014-2, Class A3,
1.260%, 05/21/2018	4,984,000	4,977,707
Series 2014-2, Class A4,
1.620%, 10/22/2018	943,000	941,483
Series 2015-1, Class A2,
1.420%, 06/20/2018	3,194,000	3,186,739
Series 2015-1, Class A3,
1.610%, 06/20/2019	1,666,000	1,657,579
Series 2015-1, Class A4,
1.860%, 10/21/2019	212,000	210,565
Series 2015-2, Class A2,
1.390%, 09/20/2018	1,211,000	1,205,709
Series 2015-2, Class A3,
1.730%, 09/20/2019	1,756,000	1,747,841
Series 2015-2, Class A4,
1.970%, 01/21/2020	2,604,000	2,591,099
Series 2015-3, Class A1A,
1.390%, 02/20/2018 (S)	3,948,000	3,941,169
Series 2015-3, Class A3,
1.940%, 01/21/2020	1,777,000	1,770,775
Series 2015-4, Class A2,
1.620%, 03/20/2019	1,071,000	1,064,584

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Capital Auto Receivables
Asset Trust (continued)
Series 2015-4, Class A3,
1.830%, 03/20/2020	$1,409,000	$1,395,669
Series 2015-4, Class A4,
2.010%, 07/20/2020	879,000	868,969
Citibank Credit Card Issuance Trust
Series 2013-A7, Class A7,
0.723%, 09/10/2020 (P)	1,280,000	1,278,887
Series 2014-A6, Class A6,
2.150%, 07/15/2021	2,768,000	2,781,723
Discover Card Execution Note Trust,
Series 2015-A4, Class A1
2.190%, 04/17/2023	2,549,000	2,525,796
Ford Credit Auto Owner Trust
Series 2013-B, Class A3,
0.570%, 10/15/2017	532,597	532,219
Series 2013-D, Class A3,
0.670%, 04/15/2018	600,191	599,040
Series 2014-1, Class A,
2.260%, 11/15/2025 (S)	3,294,000	3,321,101
Series 2015-2, Class A,
2.440%, 01/15/2027 (S)	2,758,000	2,743,072
Ford Credit Floorplan Master Owner Trust A
Series 2012-2, Class A, 1.920%, 01/15/2019	3,929,000	3,947,733
Series 2013-5, Class A1,
1.500%, 09/15/2018	425,000	425,684
Series 2014-1, Class A1,
1.200%, 02/15/2019	785,000	782,083
Series 2015-2, Class A2,
0.901%, 01/15/2022 (P)	4,715,000	4,684,112
Hyundai Auto Receivables Trust
Series 2013-A, Class A4,
0.750%, 09/17/2018	700,000	698,710
Series 2013-B, Class A4,
1.010%, 02/15/2019	621,000	620,382
Series 2013-C, Class A3,
1.010%, 02/15/2018	50,231	50,223
Series 2014-B, Class A3,
0.900%, 12/17/2018	1,555,629	1,552,259
Navient Private Education Loan Trust
Series 2015-AA, Class A2A,
2.650%, 12/15/2028 (S)	700,000	683,104
Series 2015-AA, Class A2B,
1.531%, 12/15/2028 (P)(S)	534,000	528,774
Navient Student Loan Trust
Series 2014-1, Class A2,
0.531%, 03/27/2023 (P)	1,040,000	1,031,173
Series 2014-8, Class A2,
0.862%, 04/25/2023 (P)	945,000	932,696
Series 2015-CA, Class A,
1.743%, 01/16/2035 (P)(S)	1,979,000	1,978,420
Series 2015-CA, Class B,
3.250%, 05/15/2040 (S)	1,012,000	979,502
Nelnet Student Loan Trust
Series 2004-3, Class A5,
0.500%, 10/27/2036 (P)	2,417,689	2,305,282
Series 2004-4, Class A5,
0.480%, 01/25/2037 (P)	1,407,785	1,374,852
Series 2005-1, Class A5,
0.430%, 10/25/2033 (P)	3,612,000	3,450,468
Series 2005-2, Class A5,
0.686%, 03/23/2037 (P)	1,385,000	1,309,793
31

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Nelnet Student Loan Trust (continued)
Series 2005-3, Class A5,
0.706%, 12/24/2035 (P)	$1,501,000	$1,421,873
Series 2005-4, Class A4,
0.766%, 03/22/2032 (P)	859,000	777,329
Series 2006-1, Class A4,
0.468%, 11/23/2022 (P)	172,615	171,963
Series 2006-2, Class A4,
0.400%, 10/26/2026 (P)	214,832	214,610
Series 2010-4, Class A,
1.222%, 04/25/2046 (P)(S)	576,806	576,142
SLC Student Loan Trust, Series 2007-2,
Class A2 0.762%, 05/15/2028 (P)	699,285	689,765
SLM Private Education Loan Trust
Series 2011-A, Class A2,
4.370%, 04/17/2028 (S)	2,917,000	3,029,167
Series 2011-B, Class A2,
3.740%, 02/15/2029 (S)	384,000	393,218
Series 2012-B, Class A2,
3.480%, 10/15/2030 (S)	1,765,758	1,790,006
Series 2012-C, Class A1,
1.431%, 08/15/2023 (P)(S)	966,537	967,148
Series 2012-D, Class A2,
2.950%, 02/15/2046 (S)	2,060,000	2,082,120
Series 2012-E, Class A2B,
2.081%, 06/15/2045 (P)(S)	605,000	609,532
Series 2013-A, Class A1,
0.931%, 08/15/2022 (P)(S)	294,486	293,640
Series 2013-B, Class A1,
0.981%, 07/15/2022 (P)(S)	1,488,792	1,485,215
Series 2013-B, Class A2A,
1.850%, 06/17/2030 (S)	1,580,000	1,536,905
Series 2013-C, Class A2A,
2.940%, 10/15/2031 (S)	1,310,000	1,318,961
Series 2014-A, Class A1,
0.931%, 07/15/2022 (P)(S)	1,624,991	1,618,445
Series 2014-A, Class A2A,
2.590%, 01/15/2026 (S)	2,296,000	2,284,251
SLM Student Loan Trust
Series 2004-10, Class A6A,
0.870%, 04/27/2026 (P)(S)	3,457,000	3,412,868
Series 2004-3, Class A5,
0.490%, 07/25/2023 (P)	1,828,877	1,788,893
Series 2005-5, Class A3,
0.420%, 04/25/2025 (P)	297,133	293,544
Series 2005-5, Class A4,
0.460%, 10/25/2028 (P)	3,917,000	3,670,667
Series 2005-6, Class A5B,
1.520%, 07/27/2026 (P)	835,722	836,710
Series 2005-6, Class A6,
0.460%, 10/27/2031 (P)	2,281,000	2,140,508
Series 2005-9, Class A5,
0.440%, 01/27/2025 (P)	430,313	429,027
Series 2006-3, Class A5,
0.420%, 01/25/2021 (P)	1,857,000	1,782,613
Series 2007-2, Class A4,
0.380%, 07/25/2022 (P)	3,133,000	2,925,986
Series 2007-2, Class B,
0.490%, 07/25/2025 (P)	1,485,000	1,251,265
Series 2007-3, Class A3,
0.360%, 04/25/2019 (P)	4,491,257	4,434,269
Series 2007-5, Class A5,
0.400%, 01/25/2024 (P)	1,053,000	1,040,721

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
SLM Student Loan Trust (continued)
Series 2008-5, Class A3,
1.620%, 01/25/2018 (P)	$135,253	$135,283
Series 2010-1, Class A,
0.822%, 03/25/2025 (P)	1,955,208	1,887,151
Series 2012-6, Class A3,
1.172%, 05/26/2026 (P)	1,997,000	1,977,427
Series 2012-6, Class B,
1.422%, 04/27/2043 (P)	1,228,000	1,089,272
Series 2013-1, Class B,
2.222%, 11/25/2043 (P)	336,000	300,232
Series 2013-3, Class B,
1.922%, 09/25/2043 (P)	993,000	920,047
Series 2013-A, Class A2A,
1.770%, 05/17/2027 (S)	607,000	593,745
Series 2013-A, Class A2B,
1.381%, 05/17/2027 (P)(S)	1,314,000	1,303,760
Series 2014-2, Class A3,
1.012%, 03/26/2029 (P)	1,433,000	1,373,915
SMB Private Education Loan Trust
Series 2015-A, Class A1,
0.931%, 07/17/2023 (P)(S)	512,979	511,185
Series 2015-A, Class A2A,
2.490%, 06/15/2027 (S)	3,845,000	3,739,130
Series 2015-A, Class A2B,
1.331%, 06/15/2027 (P)(S)	2,549,000	2,510,109
Series 2015-B, Class A2A,
2.980%, 07/15/2027 (S)	1,633,000	1,616,086
Series 2015-B, Class A2B,
1.531%, 07/15/2027 (P)(S)	1,968,000	1,936,365
Series 2015-C, Class A1,
1.231%, 07/15/2022 (P)(S)	2,062,258	2,061,011
Series 2015-C, Class A2A,
2.750%, 07/15/2027 (S)	1,094,000	1,077,728
Series 2015-C, Class A2B,
1.731%, 07/15/2027 (P)(S)	957,000	953,402
Trade MAPS 1, Ltd., Series 2013-1A, Class A
0.993%, 12/10/2018 (P)(S)	3,203,000	3,182,652
World Financial Network Credit Card
Master Trust, Series 2014-C, Class A
1.540%, 08/16/2021	561,000	557,535
TOTAL ASSET BACKED SECURITIES (Cost $181,220,521)		$179,094,614

SHORT-TERM INVESTMENTS - 1.3%
Money market funds - 1.3%
State Street Institutional Liquid Reserves
Fund, 0.2259% (Y)	17,839,282	$17,839,282
TOTAL SHORT-TERM INVESTMENTS (Cost $17,839,282)		$17,839,282
Total Investments (Core Bond Trust)
(Cost $1,414,435,200) - 106.2%		$1,400,072,730
Other assets and liabilities, net - (6.2%)		(81,837,336)
TOTAL NET ASSETS - 100.0%		$1,318,235,394

32

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Global Bond Trust

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 23.8%

U.S. Government - 14.8%
Treasury Inflation Protected Securities
0.125%, 07/15/2022 to 07/15/2024		$7,759,613	$7,375,018
0.250%, 01/15/2025		15,765,469	15,022,380
0.375%, 07/15/2025		1,805,292	1,744,851
1.375%, 01/15/2020		549,930	571,218
1.750%, 01/15/2028		3,860,020	4,209,375
2.375%, 01/15/2025 to 01/15/2027		5,924,720	6,760,613
2.500%, 01/15/2029		8,197,646	9,691,823
U.S. Treasury Bonds
2.500%, 02/15/2045		900,000	805,855
2.750%, 08/15/2042 to 11/15/2042		10,000,000	9,516,707
2.875%, 08/15/2045		2,800,000	2,714,141
3.000%, 05/15/2042 to 05/15/2045		1,400,000	1,398,316
3.125%, 02/15/2042 to 08/15/2044		3,200,000	3,268,138
3.375%, 05/15/2044		500,000	535,565
3.625%, 02/15/2044		10,000,000	11,227,700
4.375%, 05/15/2040		2,000,000	2,511,900
4.625%, 02/15/2040		500,000	650,086
6.125%, 11/15/2027		1,950,000	2,700,138
U.S. Treasury Notes
2.000%, 02/15/2025 (D)		2,000,000	1,954,898
2.125%, 05/15/2025		3,500,000	3,454,119
2.250%, 11/15/2024 (D)		3,800,000	3,797,773
2.500%, 05/15/2024 (D)		2,200,000	2,247,896
			92,158,510
U.S. Government Agency - 9.0%
Federal Home Loan Mortgage Corp.
2.476%, 03/01/2035 (P)		48,518	51,386
3.000%, TBA (C)		1,000,000	998,488
Federal National Mortgage Association
2.255%, 12/01/2034 (P)		138,520	144,126
2.410%, 05/01/2035 (P)		66,099	69,656
2.614%, 11/01/2034 (P)		730,597	775,350
3.000%, TBA (C)		8,000,000	8,000,402
3.500%, TBA (C)		9,900,000	10,190,720
4.000%, TBA (C)		5,000,000	5,281,408
4.500%, TBA (C)		28,500,000	30,779,333
4.500%, 03/01/2028		50,297	54,316
Government National
Mortgage Association
1.625%, 11/20/2023 to 10/20/2026 (P)		40,583	41,417
1.750%, 02/20/2024 to 06/20/2030 (P)		48,302	49,492
2.000%, 04/20/2030 to 05/20/2030 (P)		9,788	10,079
			56,446,173
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $151,313,849)			$148,604,683

FOREIGN GOVERNMENT
OBLIGATIONS - 36.4%
Australia - 0.8%
New South Wales Treasury Corp.
2.750%, 11/20/2025	AUD	1,500,000	1,588,474
3.750%, 11/20/2020		100,000	97,907
4.000%, 05/20/2026		1,500,000	1,172,942
Queensland Treasury Corp.
4.250%, 07/21/2023 (S)		2,800,000	2,193,483
			5,052,806
Canada - 2.9%
Government of Canada
1.500%, 12/01/2044	CAD	440,128	388,704

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Canada (continued)
Province of Alberta
1.250%, 06/01/2020	CAD	2,700,000	$1,943,504
2.350%, 06/01/2025		2,700,000	1,945,846
Province of British Columbia
4.300%, 06/18/2042		600,000	526,050
Province of Ontario
2.450%, 06/29/2022		$1,300,000	1,288,533
3.450%, 06/02/2045	CAD	1,100,000	831,014
3.500%, 06/02/2024		5,100,000	4,057,775
Province of Quebec
2.750%, 08/25/2021		$4,000,000	4,049,272
3.000%, 09/01/2023	CAD	1,700,000	1,310,820
4.250%, 12/01/2021		2,200,000	1,819,814
			18,161,332
France - 3.1%
Caisse d’Amortissement de la Dette
Sociale
3.375%, 03/20/2024 (S)		$1,300,000	1,377,671
Government of France
3.250%, 05/25/2045	EUR	1,900,000	2,621,762
4.000%, 10/25/2038		3,300,000	5,014,544
4.500%, 04/25/2041		6,100,000	10,066,009
			19,079,986
Germany - 0.2%
Federal Republic of Germany
0.100%, 04/15/2023		1,036,730	1,179,285
Greece - 0.6%
Athens Urban Transportation Organisation
4.851%, 09/19/2016		800,000	802,969
Republic of Greece
3.800%, 08/08/2017	JPY	410,000,000	3,101,032
			3,904,001
Italy - 4.9%
Republic of Italy
4.000%, 02/01/2037	EUR	1,800,000	2,437,433
4.500%, 03/01/2024		2,500,000	3,374,029
4.750%, 08/01/2023 to 09/01/2044 (S)		12,500,000	17,261,025
5.000%, 09/01/2040		3,250,000	5,016,791
5.500%, 09/01/2022		1,100,000	1,537,076
6.000%, 08/04/2028	GBP	600,000	1,062,763
			30,689,117
Japan - 7.2%
Government of Japan
1.400%, 09/20/2034	JPY	190,000,000	1,718,542
1.500%, 12/20/2044		100,000,000	880,138
1.600%, 03/20/2033		1,610,000,000	15,174,520
1.700%, 09/20/2032 to 09/20/2044		2,860,000,000	27,333,428
			45,106,628
Mexico - 1.7%
Government of Mexico
8.000%, 06/11/2020	MXN	165,000,000	10,535,730
8.500%, 12/13/2018		6,550,000	418,076
			10,953,806
New Zealand - 1.2%
Dominion of New Zealand
2.070%, 09/20/2025	NZD	3,800,000	2,634,500
5.000%, 03/15/2019		6,300,000	4,599,063

33

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
New Zealand (continued)
Dominion of New Zealand (continued)
6.000%, 12/15/2017	NZD	600,000	$436,151
			7,669,714
Norway - 0.1%
Government of Norway
3.750%, 05/25/2021 (S)	NOK	3,800,000	490,320
Poland - 0.0%
Republic of Poland
3.250%, 07/25/2025	PLN	100,000	26,220
Slovenia - 3.4%
Republic of Slovenia
4.125%, 02/18/2019 (S)		$1,600,000	1,682,000
4.125%, 02/18/2019		2,550,000	2,680,394
4.700%, 11/01/2016 (S)	EUR	2,600,000	2,932,742
4.750%, 05/10/2018		$7,700,000	8,168,799
5.250%, 02/18/2024 (S)		5,100,000	5,629,125
			21,093,060
Spain - 6.9%
Autonomous Community of Catalonia
4.300%, 11/15/2016	EUR	1,600,000	1,755,842
4.900%, 09/15/2021		50,000	59,027
4.950%, 02/11/2020		200,000	233,818
Autonomous Community of Madrid Spain
4.125%, 05/21/2024		1,800,000	2,292,701
Kingdom of Spain
2.150%, 10/31/2025 (S)		12,500,000	14,029,329
2.750%, 10/31/2024 (S)		14,700,000	17,423,552
4.700%, 07/30/2041 (S)		1,500,000	2,149,777
4.900%, 07/30/2040 (S)		1,300,000	1,910,059
5.150%, 10/31/2044 (S)		2,150,000	3,306,751
			43,160,856
United Kingdom - 3.4%
Government of United Kingdom
3.250%, 01/22/2044	GBP	6,500,000	10,670,083
3.500%, 01/22/2045		900,000	1,547,961
4.250%, 12/07/2040 (C)		4,000,000	7,614,679
4.750%, 12/07/2038		600,000	1,208,947
			21,041,670
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $239,802,529)			$227,608,801

CORPORATE BONDS - 21.3%
Australia - 0.4%
Westpac Banking Corp.
1.850%, 11/26/2018 (S)		$2,300,000	2,294,669
Belgium - 0.3%
KBC Bank NV (8.000% to 01/25/2018,
then 5 Year U.S. Swap Rate + 7.097%)
01/25/2023		1,600,000	1,741,906
Brazil - 0.9%
Petrobras Global Finance BV
3.250%, 03/17/2017		5,100,000	4,717,500
3.406%, 03/17/2020 (P)		900,000	639,000
			5,356,500
Denmark - 5.8%
Nordea Kredit Realkreditaktieselskab
2.500%, 10/01/2047	DKK	7,500,000	1,041,582

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Denmark (continued)
Nykredit Realkredit A/S
1.000%, 07/01/2016 to 10/01/2016	DKK	97,700,000	$14,284,151
2.000%, 04/01/2016		52,900,000	7,735,331
2.500%, 10/01/2037		10,800,000	1,557,438
3.000%, 10/01/2047		17,200,000	2,470,847
6.000%, 10/01/2029		54,967	9,345
Realkredit Danmark A/S
1.000%, 04/01/2016		31,200,000	4,548,961
1.070%, 01/01/2038 (P)		276,891	42,317
2.000%, 01/01/2016		16,700,000	2,431,850
2.500%, 10/01/2037		15,900,000	2,294,516
			36,416,338
France - 0.3%
Credit Agricole Groupe (8.125% to
09/19/2018, then 5 Year U.S. Swap
Rate + 6.283%)
09/19/2033		$1,480,000	1,631,149
Germany - 1.4%
KFW
5.000%, 03/19/2024	AUD	100,000	81,460
6.250%, 05/19/2021		9,900,000	8,375,099
Landwirtschaftliche Rentenbank
4.250%, 01/24/2023		400,000	307,812
			8,764,371
Greece - 0.1%
Hellenic Railways Organization SA
5.014%, 12/27/2017	EUR	100,000	99,432
National Bank of Greece SA
3.875%, 10/07/2016		800,000	842,559
			941,991
Ireland - 0.4%
Depfa ACS Bank
5.125%, 03/16/2037		$1,700,000	2,061,320
5.125%, 03/16/2037 (S)		600,000	729,510
			2,790,830
Italy - 0.8%
Banca Carige SpA
3.750%, 11/25/2016	EUR	1,400,000	1,561,791
3.875%, 10/24/2018		2,800,000	3,291,669
			4,853,460
Ivory Coast - 0.4%
African Development Bank
5.250%, 03/23/2022	AUD	2,900,000	2,353,132
Japan - 0.1%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.700%, 03/05/2018 (S)		$900,000	892,673
Netherlands - 0.8%
ING Bank NV
2.625%, 12/05/2022		3,500,000	3,441,662
LeasePlan Corp. NV
2.875%, 01/22/2019 (S)		600,000	592,355
Rabobank Nederland NV
6.875%, 03/19/2020	EUR	650,000	838,791
			4,872,808
Norway - 0.1%
Eksportfinans ASA
2.375%, 05/25/2016		$500,000	500,350
			500,350

34

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Portugal - 0.1%
Novo Banco SA
4.000%, 01/21/2019	EUR	1,400,000	$167,359
4.750%, 01/15/2018		600,000	74,334
5.000%, 05/23/2019		300,000	293,381
			535,074
Russia - 0.3%
Gazprom OAO
9.250%, 04/23/2019		$1,900,000	2,120,930
			2,120,930
Sweden - 0.5%
Stadshypotek AB
4.250%, 10/10/2017	AUD	2,400,000	1,785,855
Swedbank AB
2.200%, 03/04/2020 (S)		$1,200,000	1,185,964
			2,971,819
Switzerland - 1.4%
EUROFIMA
6.250%, 12/28/2018	AUD	3,000,000	2,402,399
UBS AG
5.125%, 05/15/2024		$2,200,000	2,221,586
UBS AG (4.750% to 05/22/2018, then
5 Year U.S. Swap Rate + 3.765%)
05/22/2023		900,000	913,819
UBS AG (7.250% to 02/22/2017, then
5 Year U.S. Swap Rate + 6.061%)
02/22/2022		3,100,000	3,233,892
			8,771,696
United Kingdom - 2.7%
Barclays Bank PLC (7.750% to
04/10/2018, then 5 Year U.S. Swap
Rate + 6.833%)
04/10/2023		3,700,000	3,949,750
Barclays PLC (6.500% to 09/15/2019,
then 5 Year Euro Swap Rate + 5.875%)
09/15/2019 (Q)	EUR	600,000	659,801
European Bank for Reconstruction &
Development
0.500%, 12/21/2023	AUD	200,000	111,390
HBOS Capital Funding LP (9.540% to
03/19/2018, then GBP
LIBOR + 6.750%)
03/19/2018 (Q)	GBP	1,700,000	2,744,238
HBOS PLC
1.152%, 09/06/2017 (P)		$1,700,000	1,689,727
Imperial Tobacco Finance PLC
7.750%, 06/24/2019	GBP	1,400,000	2,434,148
Tesco PLC
5.000%, 03/24/2023		100,000	143,751
6.125%, 02/24/2022		1,450,000	2,234,194
The Royal Bank of Scotland Group PLC
(6.990% to 10/05/2017, then 3 month
LIBOR + 2.670%)
10/05/2017 (Q) (S)		$1,600,000	1,852,000
The Royal Bank of Scotland PLC (9.500%
to 03/16/2017, then 5 Year U.S. Swap
Rate + 8.500%)
03/16/2022		1,200,000	1,296,914
			17,115,913

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
United States - 4.5%
Ally Financial, Inc.
3.600%, 05/21/2018		$2,600,000	$2,600,000
Altria Group, Inc.
9.250%, 08/06/2019		443,000	542,392
Bank of America Corp.
2.600%, 01/15/2019		500,000	501,698
CCO Safari II LLC
4.464%, 07/23/2022 (S)		1,700,000	1,694,084
6.384%, 10/23/2035 (S)		1,500,000	1,513,853
Citigroup, Inc.
1.013%, 04/27/2018 (P)		1,200,000	1,195,146
Citigroup, Inc. (6.125% to 11/15/2020,
then 3 month LIBOR + 4.478%)
11/15/2020 (Q)		1,600,000	1,632,000
Computer Sciences Corp.
6.500%, 03/15/2018		2,050,000	2,212,305
JPMorgan Chase & Co.
3.900%, 07/15/2025		4,300,000	4,428,471
OneMain Financial Holdings, Inc.
6.750%, 12/15/2019 (S)		300,000	304,125
7.250%, 12/15/2021 (S)		200,000	200,500
Red Oak Power LLC
8.540%, 11/30/2019		560,650	583,076
Springleaf Finance Corp.
6.000%, 06/01/2020		1,400,000	1,330,000
Sprint Communications, Inc.
9.125%, 03/01/2017		100,000	101,500
Starwood Hotels & Resorts
Worldwide, Inc.
6.750%, 05/15/2018		3,000,000	3,282,777
Tesoro Logistics LP
6.125%, 10/15/2021		2,200,000	2,090,000
The Cleveland Electric Illuminating
Company
5.700%, 04/01/2017		1,560,000	1,615,856
US Bancorp (5.125% to 01/15/2021, then
3 month LIBOR + 3.486%)
01/15/2021 (Q)		2,200,000	2,210,340
			28,038,123
TOTAL CORPORATE BONDS (Cost $141,837,716)			$132,963,732

TERM LOANS (M) - 0.1%
United Kingdom - 0.1%
Virgin Media Investment Holdings, Ltd.
3.500%, 06/30/2023		403,993	394,791
TOTAL TERM LOANS (Cost $403,284)			$394,791

MUNICIPAL BONDS - 0.2%
Iowa Tobacco Settlement Authority,
Series A 6.500%, 06/01/2023		295,000	291,608
New Jersey Turnpike Authority
7.102%, 01/01/2041		200,000	275,466
State of California 7.550%, 04/01/2039		400,000	581,468
TOTAL MUNICIPAL BONDS (Cost $1,210,852)			$1,148,542

COLLATERALIZED MORTGAGE
OBLIGATIONS - 12.4%
Australia - 0.1%
The Superannuation Member Home Loan
Programme, Series 2009-3, Class A1
3.470%, 11/07/2040 (P)	AUD	381,092	279,772
35

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Australia (continued)
Torrens Trust, Series 2007-1, Class A
2.485%, 10/19/2038 (P)	AUD	455,934	$331,915
			611,687
Canada - 0.4%
Canada Mortgage & Housing Corp.
(Merrill Lynch)
Series 98001212,
0.933%, 06/01/2020 (P)	CAD	749,654	534,672
Series 98001247,
1.133%, 07/01/2020 (P)		2,011,048	1,442,964
Series 98001289,
1.133%, 08/01/2020 (P)		686,442	492,356
			2,469,992
Italy - 0.8%
Berica ABS SRL, Series 2011-1, Class A1
0.168%, 12/31/2055 (P)	EUR	709,485	763,009
Casa D’este Finance SRL, Series 1,
Class 1A2
0.222%, 09/15/2021 (P)		862,767	912,197
Creso SRL, Series 2, Class A
0.569%, 12/30/2060 (P)		3,090,419	3,337,945
			5,013,151
United Kingdom - 2.2%
Alba PLC, Series 2006-2, Class A3A
0.753%, 12/15/2038 (P)	GBP	245,268	326,124
Business Mortgage Finance 7 PLC,
Series 7X, Class A1
2.573%, 02/15/2041 (P)		1,002,955	1,439,973
Darrowby NO 2 PLC, Series 2012-1,
Class A
2.271%, 02/20/2044 (P)		1,435,644	2,138,216
Great Hall Mortgages PLC, Series 2007-1,
Class A2A
0.716%, 03/18/2039 (P)		1,297,662	1,811,895
Mansard Mortgages PLC, Series 2007-2X,
Class A1
1.233%, 12/15/2049 (P)		5,738,610	8,004,084
			13,720,292
United States - 8.9%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
2.757%, 09/25/2035 (P)		$117,099	97,014
Alternative Loan Trust
Series 2006-OA9, Class 2A1B,
0.602%, 07/20/2046 (P)		408,789	296,718
Series 2007-OA11, Class A1B,
1.507%, 11/25/2047 (P)		2,170,271	1,622,480
Series 2007-OA3, Class 1A1,
0.361%, 04/25/2047 (P)		3,502,107	2,942,648
American Home Mortgage
Investment Trust, Series 2004-3,
Class 5A
2.314%, 10/25/2034 (P)		35,666	35,593
Banc of America Alternative Loan Trust,
Series 2006-3, Class 5CB1
6.500%, 04/25/2036		2,467,607	2,102,980
Banc of America Funding Corp.
Series 2005-E , Class 1A1,
0.692%, 05/20/2035 (P)		305,442	212,029

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Banc of America Funding Corp. (continued)
Series 2006-J, Class 4A1,
3.007%, 01/20/2047 (P)	$127,958	$107,587
Banc of America Mortgage
Securities, Inc., Series 2005-B,
Class 2A2
2.658%, 03/25/2035 (P)	691,074	638,165
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2003-6, Class 1A1,
2.625%, 08/25/2033 (P)	61,961	62,509
Series 2003-7, Class 6A,
2.608%, 10/25/2033 (P)	82,659	83,412
Series 2003-9, Class 2A1,
2.894%, 02/25/2034 (P)	14,574	14,210
Series 2004-2, Class 22A,
2.697%, 05/25/2034 (P)	179,029	173,588
Series 2004-2, Class 23A,
2.458%, 05/25/2034 (P)	74,203	68,454
Series 2004-9, Class 22A1,
3.226%, 11/25/2034 (P)	63,690	64,034
Series 2005-12, Class 23A1,
2.500%, 02/25/2036 (P)	802,827	671,008
Series 2005-2, Class A1,
2.680%, 03/25/2035 (P)	912,470	914,283
Series 2005-2, Class A2,
2.923%, 03/25/2035 (P)	770,476	778,892
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1,
2.725%, 09/25/2035 (P)	984,354	829,753
Series 2005-9, Class 24A1,
2.741%, 11/25/2035 (P)	697,870	519,498
Bear Stearns Structured
Products, Inc. Trust, Series 2007-R6,
Class 1A1
2.693%, 01/26/2036 (P)	1,729,473	1,407,394
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
2.430%, 09/25/2035 (P)	297,985	297,940
Series 2005-6, Class A2,
2.420%, 09/25/2035 (P)	348,898	350,309
Series 2005-7, Class 1A2,
2.399%, 09/25/2035 (P)	1,820,123	1,564,497
Countrywide Alternative Loan Trust
Series 2005-21CB, Class A3,
5.250%, 06/25/2035	142,321	130,374
Series 2005-56, Class 2A2,
2.214%, 11/25/2035 (P)	99,674	83,463
Series 2005-56, Class 2A3,
1.674%, 11/25/2035 (P)	119,527	97,217
Series 2007-11T1, Class A12,
0.772%, 05/25/2037 (P)	339,002	204,372
Series 2007-16CB, Class 5A1,
6.250%, 08/25/2037	156,603	132,916
Countrywide Home Loan Mortgage
Pass Through Trust
Series 2004-12, Class 11A1,
2.766%, 08/25/2034 (P)	53,879	47,543
Series 2004-22, Class A3,
2.646%, 11/25/2034 (P)	189,962	179,757
Series 2004-HYB5, Class 2A1,
2.561%, 04/20/2035 (P)	53,703	53,469

36

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Countrywide Home Loan Mortgage Pass
Through Trust (continued)
Series 2004-25, Class 1A1,
1.082%, 02/25/2035 (P)	$38,560	$35,476
Series 2004-25, Class 2A1,
1.102%, 02/25/2035 (P)	59,718	52,116
Series 2005-2, Class 2A1,
0.861%, 03/25/2035 (P)	82,503	72,444
Credit Suisse First Boston
Mortgage Securities Corp.
Series 2003-AR18, Class 2A3,
2.350%, 07/25/2033 (P)	14,730	14,579
Series 2003-AR20, Class 2A1,
2.596%, 08/25/2033 (P)	176,472	177,059
Series 2003-8, Class 5A1,
6.500%, 04/25/2033	17,064	17,469
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2AB3
0.712%, 10/19/2036 (P)	1,414,495	645,326
Federal Home Loan Mortgage Corp.,
Series T-62, Class 1A1
1.443%, 10/25/2044 (P)	1,186,976	1,207,095
Federal National Mortgage Association
Series 2002-W8, Class F,
0.822%, 09/25/2032 (P)	2,096	2,095
Series 2004-W2, Class 5AF,
0.772%, 03/25/2044 (P)	42,688	42,669
Series 2011-53, Class FT,
1.002%, 06/25/2041 (P)	2,697,764	2,721,560
First Horizon Mortgage Pass
Through Trust, Series 2005-AR3,
Class 2A1
2.723%, 08/25/2035 (P)	90,993	80,751
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.681%, 11/15/2031 (P)	51,760	49,411
GMACM Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A
3.089%, 06/25/2034 (P)	20,405	19,830
Government National Mortgage
Association, Series 2004-68, Class ZC
6.000%, 08/20/2034	2,195,246	2,501,200
GreenPoint Mortgage Funding Trust,
Series 2006-OH1, Class A1
0.602%, 01/25/2037 (P)	255,641	205,688
GreenPoint Mortgage Pass-Through
Certificates, Series 2003-1, Class A1
2.865%, 10/25/2033 (P)	15,316	15,112
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class XA IO
2.329%, 11/10/2045	4,280,678	412,177
GSR Mortgage Loan Trust, Series 2003-1,
Class A2
1.860%, 03/25/2033 (P)	65,131	63,886
HarborView Mortgage Loan Trust
Series 2003-1, Class A,
2.574%, 05/19/2033 (P)	133,042	131,525
Series 2005-4, Class 3A1,
2.685%, 07/19/2035 (P)	48,080	42,332
IndyMac Index Mortgage Loan Trust,
Series 2004-AR11, Class 2A
2.691%, 12/25/2034 (P)	68,237	64,673

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
JPMorgan Alternative Loan Trust,
Series 2006-A6, Class 2A1
5.500%, 11/25/2036 (P)	$3,231	$2,314
JPMorgan Mortgage Trust
Series 2003-A2, Class 3A1,
2.104%, 11/25/2033 (P)	77,521	75,183
Series 2006-S2, Class 1A3,
5.500%, 07/25/2036	425,366	400,349
Series 2007-A1, Class 5A6,
2.726%, 07/25/2035 (P)	332,963	320,846
Series 2007-A1, Class 5A5,
2.726%, 07/25/2035 (P)	366,259	372,344
MASTR Adjustable Rate Mortgages Trust,
Series 2007-HF1, Class A1
0.662%, 05/25/2037 (P)	301,348	193,645
Merrill Lynch Mortgage Investors Trust
Series 2003-A2, Class 1A1,
2.289%, 02/25/2033 (P)	128,886	123,139
Series 2005-2, Class 1A,
1.904%, 10/25/2035 (P)	477,913	463,383
Series 2005-3, Class 4A,
0.672%, 11/25/2035 (P)	532,883	498,332
Series 2005-A10, Class A,
0.632%, 02/25/2036 (P)	3,260,106	3,007,737
Series 2005-A8, Class A3A2,
0.672%, 08/25/2036 (P)	42,981	42,357
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-8, Class A3,
5.877%, 08/12/2049 (P)	3,200,000	3,334,968
Series 2006-3, Class A4,
5.414%, 07/12/2046 (P)	2,016,638	2,043,857
MRFC Mortgage Pass Through Trust,
Series 2000-TBC3, Class A1
0.771%, 12/15/2030 (P)	30,327	28,922
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 1A,
0.718%, 10/07/2020 (P)	2,080,345	2,090,146
Series 2010-R2, Class 1A,
0.646%, 11/06/2017 (P)	4,629,695	4,637,040
Residential Accredit Loans Trust
Series 2006-QA2, Class 2A1,
3.558%, 02/25/2036 (P)	618,067	459,998
Series 2006-QO6, Class A1,
0.602%, 06/25/2046 (P)	1,800,310	757,067
Series 2007-QH4, Class A2,
0.652%, 05/25/2037 (P)	250,295	59,744
Series 2007-QO2, Class A1,
0.572%, 02/25/2047 (P)	519,376	280,307
Residential Asset Securitization Trust
Series 2005-A15, Class 3A1,
5.750%, 02/25/2036	2,307,118	2,072,440
Series 2006-R1, Class A2,
0.822%, 01/25/2046 (P)	492,418	244,095
Residential Funding Mortgage
Securities Trust, Series 2005-SA4,
Class 1A21
3.192%, 09/25/2035 (P)	144,067	114,528
Sequoia Mortgage Trust
Series 5, Class A,
1.102%, 10/19/2026 (P)	21,401	20,886

37

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Sequoia Mortgage Trust (continued)
Series 2003-4, Class 2A1,
0.752%, 07/20/2033 (P)	$124,520	$117,018
Sovereign Commercial Mortgage
Securities Trust, Series 2007-C1,
Class D
6.010%, 07/22/2030 (P) (S)	964,314	961,605
Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-1, Class 4A1,
2.586%, 02/25/2034 (P)	116,076	115,968
Series 2004-12, Class 7A1,
2.737%, 09/25/2034 (P)	254,792	253,864
Series 2004-4, Class 3A2,
2.580%, 04/25/2034 (P)	241,533	241,543
Series 2005-18, Class 6A1,
2.579%, 09/25/2035 (P)	302,795	269,011
Structured Asset
Mortgage Investments, Inc.
Series 2006-AR5, Class 1A1,
0.632%, 05/25/2046 (P)	554,108	432,812
Series 2004-AR3, Class 1A2,
0.982%, 07/19/2034 (P)	56,339	55,874
Thornburg Mortgage Securities Trust
Series 2003-5, Class 1A,
2.171%, 10/25/2043 (P)	656,400	640,127
Series 2007-2, Class A1,
1.672%, 06/25/2037 (P)	793,781	692,186
Series 2007-2, Class A2A,
2.394%, 06/25/2037 (P)	660,077	628,513
Series 2007-2, Class A3A,
5.750%, 06/25/2037 (P)	987,121	969,223
Series 2007-3, Class 2A1,
2.084%, 06/25/2047 (P)	210,019	187,412
Series 2007-3, Class 3A1,
2.084%, 06/25/2047 (P)	367,863	326,303
Series 2007-3, Class 4A1,
5.750%, 06/25/2047 (P)	329,464	314,080
Wachovia Bank Commercial
Mortgage Trust, Series 2006-C28,
Class A4
5.572%, 10/15/2048	164,348	166,674
WaMu Mortgage Pass-
Through Certificates
Series 2002-AR17, Class 1A,
1.457%, 11/25/2042 (P)	261,803	244,648
Series 2002-AR2, Class A,
1.899%, 02/27/2034 (P)	43,876	42,813
Series 2003-AR5, Class A7,
2.559%, 06/25/2033 (P)	69,425	70,323
Series 2005-AR2, Class 2A1A,
0.732%, 01/25/2045 (P)	44,385	41,801
Washington Mutual Alternative Mortgage
Pass-Through Certificates,
Series 2006-AR5, Class 3A
1.197%, 07/25/2046 (P)	301,321	190,157
Wells Fargo Mortgage Backed
Securities Trust, Series 2005-AR11,
Class 1A1
2.755%, 06/25/2035 (P)	1,129,368	1,120,617

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class XA IO
1.471%, 03/15/2045 (S)		$12,451,966	$738,702
			55,823,480
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $81,203,105)			$77,638,602

ASSET BACKED SECURITIES - 4.3%
ACE Securities Corp. Home Equity
Loan Trust, Series 2005-A, Class M1
1.102%, 09/25/2035 (P)		1,924,790	1,540,958
Amortizing Residential Collateral Trust,
Series 2002-BC4, Class A
1.002%, 07/25/2032 (P)		6,344	5,886
Amresco Residential Securities,
Series 1999-1, Class A
1.362%, 06/25/2029 (P)		27,650	25,589
CIFC Funding, Ltd., Series 2007-1A,
Class A1l
0.601%, 05/10/2021 (P) (S)		606,171	598,818
Countrywide Asset-Backed Certificates
Series 2006.22, Class 1A,
0.562%, 05/25/2047 (P)		2,121,985	1,623,495
Series 2007-BC2, Class 1A,
0.622%, 06/25/2037 (P)		3,320,513	2,975,395
CWABS Asset-Backed Certificates Trust,
Series 2005-4CWL, Class MV5
1.092%, 10/25/2035 (P)		2,100,000	1,694,914
First Alliance Mortgage Loan,
Series 1997-4, Class A3
0.206%, 12/20/2027 (P)		13,917	13,335
Halcyon Structured Asset Management
European CLO, Series 2006-II,
Class BV
0.289%, 01/25/2023 (P)	EUR	333,416	360,654
Highlander Euro CDO III BV,
Series 2007-3X, Class A
0.161%, 05/01/2023 (P)		869,281	926,532
Home Equity Asset Trust, Series 2002-1,
Class A4
1.022%, 11/25/2032 (P)		$1,283	1,084
HSI Asset Securitization Corp. Trust,
Series 2007-HE2, Class 2A3
0.682%, 04/25/2037 (P)		2,519,054	1,445,212
Mercator CLO II PLC, Series X, Class A1
0.149%, 02/18/2024 (P)	EUR	150,322	162,210
Morgan Stanley ABS Capital I, Inc. Trust
Series 2006-HE4, Class A4,
0.662%, 06/25/2036 (P)		$2,396,202	1,599,296
Series 2006-HE6, Class A2B,
0.522%, 09/25/2036 (P)		1,330,024	600,470
Novastar Mortgage Funding Trust,
Series 2007-1, Class A1A
0.552%, 03/25/2037 (P)		2,493,601	1,615,458
Panther CDO V BV, Series 2015-A,
Class A1
0.312%, 10/15/2084 (P) (S)	EUR	454,999	472,819
Penta CLO SA, Series 2007-1X, Class A1
0.172%, 06/04/2024 (P)		366,573	393,798
RAMP Series Trust, Series 2006-NC2,
Class M1
0.782%, 02/25/2036 (P)		$2,400,000	1,661,670
38

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Renaissance Home Equity Loan Trust
Series 2002-3, Class M2,
2.972%, 12/25/2032 (P)	$508,574	$477,537
Series 2006-3, Class AF6,
5.731%, 11/25/2036	2,790,094	1,492,741
Residential Asset Mortgage
Products, Inc. Trust, Series 2002-RS3
0.982%, 06/25/2032 (P)	11,508	10,793
Residential Asset Securities Corp. Trust,
Series 2002-KS4, Class AIIB
0.922%, 07/25/2032 (P)	24,911	22,111
Securitized Asset Backed
Receivables LLC Trust,
Series 2007-NC1, Class A2A
0.472%, 12/25/2036 (P)	53,478	29,547
Small Business Administration
Participation Certificates,
Series 2000-20K, Class 1
7.220%, 11/01/2020	16,241	17,377
Structured Asset Investment Loan Trust,
Series 2006-4, Class A2
0.552%, 07/25/2036 (P)	2,206,650	1,543,657
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A4
0.782%, 04/25/2037 (P)	7,677,949	3,550,048
Wells Fargo Home Equity Asset-Backed
Securities Trust, Series 2006-2,
Class M1
0.652%, 01/25/2037 (P)	2,700,000	1,856,830
TOTAL ASSET BACKED SECURITIES (Cost $27,755,535)		$26,718,234

COMMON STOCKS - 0.0%
United States - 0.0%
Rescap Liquidating Trust (I)	5,054	41,441
TOTAL COMMON STOCKS (Cost $15,920)		$41,441

PREFERRED SECURITIES - 0.0%
United States - 0.0%
Navient Corp., 2.014%	9,800	$226,674
TOTAL PREFERRED SECURITIES (Cost $110,250)		$226,674

ESCROW SHARES - 0.1%
United States - 0.1%
Lehman Brothers Holdings, Inc.
5.460%, 12/30/2016 (I)	4,100,000	304,425
5.625%, 01/24/2049 (I)	4,500,000	331,875
6.875%, 05/02/2018 (I)	2,100,000	157,500
TOTAL ESCROW SHARES (Cost $0)		$793,800

PURCHASED OPTIONS - 0.0%
Put options - 0.0%
Exchange Traded Option on 10 Year
U.S. Treasury Note Futures (Expiration
date: 02/19/2016; Strike
Price: $108.50) (I)	500,000	7,813
Exchange Traded Option on Euro BOBL
Futures (Expiration date: 02/19/2016;
Strike Price: EUR 125.25) (I)	25,900,000	1,407
		9,220

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
PURCHASED OPTIONS (continued)
Call options - 0.0%
Exchange Traded Option on Euro BUND
Futures (Expiration date: 02/19/2016;
Strike Price: EUR 170.00) (I)		12,100,000	$1,315
Over the Counter Option on the USD vs.
BRL (Expiration Date: 03/28/2016;
Strike Price: $4.00; Counterparty:
Credit Suisse International) (I)		4,100,000	212,405
Over the Counter Option on the USD vs.
BRL (Expiration Date: 03/28/2016;
Strike Price: $4.00; Counterparty:
Deutsche Bank AG) (I)		800,000	41,445
			255,165
TOTAL PURCHASED OPTIONS (Cost $222,382)			$264,385

SHORT-TERM INVESTMENTS - 11.1%
Certificate of deposit - 0.8%
Intesa Sanpaolo SpA 1.701%,
04/11/2016 *		$4,700,000	$4,703,577
			4,703,577
Foreign government - 9.9%
Japan Treasury Discount Bill, 0.000%
01/12/2016 *	JPY	1,000,000,000	8,319,697
01/20/2016 *		130,000,000	1,081,561
03/14/2016 *		6,290,000,000	52,333,459
			61,734,717
Commercial paper - 0.4%
Opusalpha Funding, Ltd. 0.010%,
01/29/2016 *	EUR	2,500,000	2,716,853
			2,716,853
TOTAL SHORT-TERM INVESTMENTS (Cost $68,639,587)			$69,155,147
Total Investments (Global Bond Trust)
(Cost $712,515,009) - 109.7%			$685,558,832
Other assets and liabilities, net - (9.7%)			(60,720,610)
TOTAL NET ASSETS - 100.0%			$624,838,222

SALE COMMITMENTS OUTSTANDING - (13.8)%
U.S. Government Agency - (13.8)%
Federal National Mortgage Association
4.000%, TBA (C)		$(11,000,000)	(11,617,450)
4.500%, TBA (C)		(69,000,000)	(74,459,324)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(85,920,782))			$(86,076,774)

High Yield Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 1.1%
U.S. Government - 1.1%
U.S. Treasury Notes
1.375%, 09/30/2020	$2,500,000	$2,457,400
39

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

High Yield Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS - 0.4%
Brazil - 0.2%
Federative Republic of Brazil
10.000%, 01/01/2017	BRL	1,936,000	$465,824
Mexico - 0.2%
Government of Mexico
6.500%, 06/09/2022	MXN	5,956,000	355,601
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $1,367,083)			$821,425

CORPORATE BONDS - 79.9%
Consumer discretionary - 19.0%
Altice Financing SA
6.625%, 02/15/2023 (S)		$1,350,000	1,333,125
Argos Merger Sub, Inc.
7.125%, 03/15/2023 (S)		610,000	604,815
Bossier Casino Venture Holdco, Inc., PIK
14.000%, 02/09/2018 (S)		631,824	532,185
Caesars Entertainment Resort
Properties LLC
11.000%, 10/01/2021		1,490,000	1,348,450
Carmike Cinemas, Inc.
6.000%, 06/15/2023 (S)		330,000	338,250
Carrols Restaurant Group, Inc.
8.000%, 05/01/2022		590,000	622,450
CCO Safari II LLC
4.908%, 07/23/2025 (S)		1,550,000	1,548,476
6.484%, 10/23/2045 (S)		450,000	450,160
CCOH Safari LLC
5.750%, 02/15/2026 (S)		1,380,000	1,383,450
CEC Entertainment, Inc.
8.000%, 02/15/2022		310,000	292,950
CTP Transportation Products LLC
8.250%, 12/15/2019 (S)		540,000	562,950
DISH DBS Corp.
5.875%, 07/15/2022 to 11/15/2024		2,330,000	2,111,950
Dollar Tree, Inc.
5.750%, 03/01/2023 (S)		1,140,000	1,188,450
Downstream Development Authority of
the Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (S)		510,000	521,475
Empire Today LLC
11.375%, 02/01/2017 (S)		160,000	150,400
ESH Hospitality, Inc.
5.250%, 05/01/2025 (S)		770,000	750,750
Fontainebleau Las Vegas Holdings LLC
11.000%, 06/15/2015 (H)(S)		3,600,425	360
GameStop Corp.
5.500%, 10/01/2019 (S)		530,000	522,050
Gibson Brands, Inc.
8.875%, 08/01/2018 (S)		1,050,000	609,000
Greektown Holdings LLC
8.875%, 03/15/2019 (S)		550,000	555,500
Guitar Center, Inc.
9.625%, 04/15/2020 (S)		1,640,000	1,148,000
Hilton Worldwide Finance LLC
5.625%, 10/15/2021		200,000	207,250
iHeartCommunications, Inc., PIK
14.000%, 02/01/2021		980,000	267,050
Jarden Corp.
5.000%, 11/15/2023 (S)		250,000	255,625
L Brands, Inc.
6.875%, 11/01/2035 (S)		710,000	729,525

High Yield Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Landry’s Holdings II, Inc.
10.250%, 01/01/2018 (S)		$680,000	$678,300
Landry’s, Inc.
9.375%, 05/01/2020 (S)		496,000	522,040
Levi Strauss & Company
5.000%, 05/01/2025		650,000	646,750
MCE Finance, Ltd.
5.000%, 02/15/2021 (S)		430,000	391,300
Medianews Group, Inc.
12.000%, 12/31/2018		464,000	378,120
MGM Resorts International
6.625%, 12/15/2021		450,000	460,688
Modular Space Corp.
10.250%, 01/31/2019 (S)		900,000	360,000
Monitronics International, Inc.
9.125%, 04/01/2020		1,020,000	808,350
NCL Corp., Ltd.
4.625%, 11/15/2020 (S)		420,000	411,272
5.250%, 11/15/2019 (S)		810,000	822,150
Neiman Marcus Group, Ltd., LLC, PIK
8.750%, 10/15/2021 (S)		480,000	297,600
Neptune Finco Corp.
6.625%, 10/15/2025 (S)		720,000	748,800
10.125%, 01/15/2023 (S)		355,000	370,088
10.875%, 10/15/2025 (S)		290,000	303,775
Netflix, Inc.
5.500%, 02/15/2022 (S)		330,000	338,250
5.875%, 02/15/2025 (S)		1,080,000	1,107,000
New Cotai LLC, PIK
10.625%, 05/01/2019 (S)		1,496,123	1,122,092
New Red Finance, Inc.
4.625%, 01/15/2022 (S)		613,000	614,533
6.000%, 04/01/2022 (S)		560,000	576,800
Numericable-SFR SAS
6.000%, 05/15/2022 (S)		930,000	902,100
6.250%, 05/15/2024 (S)		320,000	308,800
Sally Holdings LLC
5.625%, 12/01/2025		630,000	636,300
Schaeffler Holding Finance BV, PIK
6.875%, 08/15/2018 (S)		200,000	206,000
6.875%, 08/15/2018 (S)	EUR	1,200,000	1,350,211
Service Corp. International
5.375%, 05/15/2024		$200,000	206,000
7.500%, 04/01/2027		480,000	556,800
Shea Homes LP
5.875%, 04/01/2023 (S)		100,000	102,500
6.125%, 04/01/2025 (S)		980,000	1,006,950
Speedway Motorsports, Inc.
5.125%, 02/01/2023		610,000	603,900
StoneMor Partners LP
7.875%, 06/01/2021		530,000	545,900
Studio City Finance, Ltd.
8.500%, 12/01/2020 (S)		500,000	482,500
Taylor Morrison Communities, Inc.
5.875%, 04/15/2023 (S)		840,000	829,500
The Goodyear Tire & Rubber Company
5.125%, 11/15/2023		590,000	604,750
The William Carter Company
5.250%, 08/15/2021		550,000	565,125
Time Warner Cable, Inc.
7.300%, 07/01/2038		440,000	477,175
Toll Brothers Finance Corp.
6.750%, 11/01/2019		320,000	352,000

40

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Tribune Media Company
5.875%, 07/15/2022 (S)	$410,000	$410,000
Viking Cruises, Ltd.
6.250%, 05/15/2025 (S)	545,000	446,900
Virgin Media Finance PLC
6.000%, 10/15/2024 (S)	1,680,000	1,675,800
6.375%, 04/15/2023 (S)	200,000	203,000
Vista Outdoor, Inc.
5.875%, 10/01/2023 (S)	510,000	522,750
William Lyon Homes, Inc.
5.750%, 04/15/2019	580,000	571,300
7.000%, 08/15/2022	180,000	180,450
8.500%, 11/15/2020	400,000	423,000
Woodside Homes Company LLC
6.750%, 12/15/2021 (S)	1,230,000	1,057,800
		44,220,065
Consumer staples - 5.7%
Alliance One International, Inc.
9.875%, 07/15/2021	890,000	654,150
Beverages & More, Inc.
10.000%, 11/15/2018 (S)	970,000	902,100
Carolina Beverage Group LLC
10.625%, 08/01/2018 (S)	790,000	788,025
Central Garden & Pet Company
6.125%, 11/15/2023	380,000	383,800
Century Intermediate Holding Company 2,
PIK
9.750%, 02/15/2019 (S)	1,070,000	1,094,075
Constellation Brands, Inc.
4.750%, 11/15/2024 to 12/01/2025	1,260,000	1,284,800
Dole Food Company, Inc.
7.250%, 05/01/2019 (S)	370,000	366,300
DS Services of America, Inc.
10.000%, 09/01/2021 (S)	980,000	1,112,300
Kraft Heinz Foods Company
4.875%, 02/15/2025 (S)	408,000	433,713
7.125%, 08/01/2039 (S)	440,000	535,415
Kronos Acquisition Holdings, Inc.
9.000%, 08/15/2023 (S)	200,000	171,000
Pactiv LLC
7.950%, 12/15/2025	380,000	353,400
8.375%, 04/15/2027	1,510,000	1,404,300
Pilgrim’s Pride Corp.
5.750%, 03/15/2025 (S)	980,000	953,050
Simmons Foods, Inc.
7.875%, 10/01/2021 (S)	1,560,000	1,411,800
Spectrum Brands, Inc.
5.750%, 07/15/2025 (S)	860,000	881,500
6.125%, 12/15/2024 (S)	490,000	509,600
The Sun Products Corp.
7.750%, 03/15/2021 (S)	140,000	121,450
		13,360,778
Energy - 11.3%
Antero Resources Corp.
5.375%, 11/01/2021	400,000	320,000
Approach Resources, Inc.
7.000%, 06/15/2021	640,000	227,200
Arch Coal, Inc.
9.875%, 06/15/2019 (H)	1,800,000	15,750
Atwood Oceanics, Inc.
6.500%, 02/01/2020	450,000	246,600

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Berry Petroleum Company LLC
6.375%, 09/15/2022	$210,000	$50,925
6.750%, 11/01/2020	1,700,000	429,250
Blue Racer Midstream LLC
6.125%, 11/15/2022 (S)	580,000	400,200
Bonanza Creek Energy, Inc.
6.750%, 04/15/2021	480,000	290,400
BreitBurn Energy Partners LP
8.625%, 10/15/2020	480,000	96,000
California Resources Corp.
6.000%, 11/15/2024	1,200,000	366,000
Calumet Specialty Products Partners LP
6.500%, 04/15/2021	460,000	400,200
7.625%, 01/15/2022	70,000	59,500
Carrizo Oil & Gas, Inc.
6.250%, 04/15/2023	310,000	251,100
7.500%, 09/15/2020	250,000	218,438
CGG SA
6.500%, 06/01/2021	1,350,000	600,750
6.875%, 01/15/2022	200,000	82,000
Chesapeake Energy Corp.
3.571%, 04/15/2019 (P)	130,000	36,400
4.875%, 04/15/2022	290,000	80,492
5.375%, 06/15/2021	270,000	72,900
5.750%, 03/15/2023	280,000	81,200
6.125%, 02/15/2021	830,000	234,060
6.875%, 11/15/2020	80,000	22,800
Cloud Peak Energy Resources LLC
6.375%, 03/15/2024	610,000	179,950
Crestwood Midstream Partners LP
6.000%, 12/15/2020	580,000	426,300
6.125%, 03/01/2022	800,000	556,000
CrownRock LP
7.750%, 02/15/2023 (S)	590,000	554,600
EP Energy LLC
6.375%, 06/15/2023	340,000	170,000
9.375%, 05/01/2020	680,000	433,500
EV Energy Partners LP
8.000%, 04/15/2019	410,000	205,000
Gulfport Energy Corp.
6.625%, 05/01/2023	320,000	267,200
7.750%, 11/01/2020	250,000	223,750
Halcon Resources Corp.
8.875%, 05/15/2021	2,010,000	582,900
KCA Deutag UK Finance PLC
7.250%, 05/15/2021 (S)	680,000	460,700
Kinder Morgan, Inc.
7.750%, 01/15/2032	660,000	626,306
Magnum Hunter Resources Corp.
9.750%, 05/15/2020 (H)	1,930,000	501,800
Matador Resources Company
6.875%, 04/15/2023	660,000	613,800
MEG Energy Corp.
6.375%, 01/30/2023 (S)	1,118,000	765,830
7.000%, 03/31/2024 (S)	600,000	426,000
Milagro Oil & Gas, Inc.
10.500%, 05/15/2016 (H)	1,370,000	417,850
MPLX LP
4.875%, 06/01/2025 (S)	820,000	733,900
Murray Energy Corp.
11.250%, 04/15/2021 (S)	2,130,000	388,725
Natural Resource Partners LP
9.125%, 10/01/2018	450,000	292,500

41

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Oasis Petroleum, Inc.
6.500%, 11/01/2021	$620,000	$410,750
6.875%, 03/15/2022 (L)	850,000	544,000
6.875%, 01/15/2023	420,000	260,400
Pacific Drilling SA
5.375%, 06/01/2020 (S)	220,000	91,300
Parsley Energy LLC
7.500%, 02/15/2022 (S)	950,000	907,250
Petrobras Global Finance BV
6.850%, 06/05/2115	410,000	265,475
QEP Resources, Inc.
5.250%, 05/01/2023	970,000	688,700
5.375%, 10/01/2022	480,000	345,600
Quicksilver Resources, Inc.
11.000%, 07/01/2021 (H)	150,000	4,125
Range Resources Corp.
4.875%, 05/15/2025 (S)	690,000	524,400
5.000%, 08/15/2022	70,000	52,325
Rice Energy, Inc.
6.250%, 05/01/2022	870,000	626,400
Rockies Express Pipeline LLC
5.625%, 04/15/2020 (S)	310,000	285,200
6.875%, 04/15/2040 (S)	720,000	619,200
Rose Rock Midstream LP
5.625%, 11/15/2023 (S)	600,000	426,000
RSP Permian, Inc.
6.625%, 10/01/2022 (S)	640,000	588,800
Samson Investment Company
9.750%, 02/15/2020 (H)	1,880,000	3,760
Sanchez Energy Corp.
6.125%, 01/15/2023	1,670,000	901,800
Shelf Drilling Holdings, Ltd.
8.625%, 11/01/2018 (L)(S)	710,000	514,750
SM Energy Company
5.625%, 06/01/2025	800,000	528,000
Summit Midstream Holdings LLC
5.500%, 08/15/2022	1,060,000	784,400
7.500%, 07/01/2021	500,000	425,000
Targa Resources Partners LP
4.125%, 11/15/2019	130,000	108,225
6.375%, 08/01/2022	525,000	452,813
Teine Energy, Ltd.
6.875%, 09/30/2022 (S)	420,000	338,100
Tesoro Logistics LP
5.500%, 10/15/2019 (S)	690,000	669,300
6.250%, 10/15/2022 (S)	70,000	66,325
Vanguard Natural Resources LLC
7.875%, 04/01/2020	490,000	129,850
Whiting Petroleum Corp.
5.750%, 03/15/2021	660,000	481,140
6.250%, 04/01/2023 (L)	310,000	223,200
WPX Energy, Inc.
8.250%, 08/01/2023 (L)	740,000	592,000
		26,267,364
Financials - 7.9%
Ally Financial, Inc.
8.000%, 11/01/2031	330,000	381,150
BNP Paribas SA (7.375% to 08/19/2025,
then 5 Year U.S. Swap Rate + 5.150%)
08/19/2025 (Q)(S)	390,000	400,238
CIT Group, Inc.
5.000%, 08/15/2022 to 08/01/2023	1,720,000	1,749,364
5.375%, 05/15/2020	1,020,000	1,068,450

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Citigroup, Inc. (5.950% to 05/15/2025,
then 3 month LIBOR + 3.905%)
05/15/2025 (Q)	$780,000	$750,750
Citigroup, Inc. (6.300% to 05/15/2024,
then 3 month LIBOR + 3.423%)
05/15/2024 (Q)	1,060,000	1,033,500
CNO Financial Group, Inc.
4.500%, 05/30/2020	200,000	204,000
5.250%, 05/30/2025	1,010,000	1,027,675
Compiler Finance Sub, Inc.
7.000%, 05/01/2021 (S)	1,590,000	667,800
CTR Partnership LP
5.875%, 06/01/2021	1,030,000	1,039,013
Fidelity & Guaranty Life Holdings, Inc.
6.375%, 04/01/2021 (S)	340,000	346,800
First Cash Financial Services, Inc.
6.750%, 04/01/2021	160,000	156,800
Genworth Holdings, Inc.
4.900%, 08/15/2023	320,000	212,800
7.700%, 06/15/2020	570,000	535,800
Globe Luxembourg SCA
9.625%, 05/01/2018 (S)	820,000	662,150
Greystar Real Estate Partners LLC
8.250%, 12/01/2022 (S)	640,000	664,000
HSBC Holdings PLC (6.375% to
03/30/2025, then 5 year
ISDAFIX + 4.368%)
03/30/2025 (Q)	620,000	619,225
Liberty Mutual Group, Inc. (7.800% to
03/15/2037, then 3 month LIBOR
+3.576%)
03/15/2087 (S)	430,000	490,200
M&T Bank Corp.
6.875%, 06/15/2016 (Q)	790,000	790,000
Navient Corp.
5.875%, 03/25/2021 to 10/25/2024	590,000	502,600
8.000%, 03/25/2020	610,000	602,680
Quicken Loans, Inc.
5.750%, 05/01/2025 (S)	1,110,000	1,057,275
The GEO Group, Inc.
5.875%, 10/15/2024	750,000	727,500
The Howard Hughes Corp.
6.875%, 10/01/2021 (S)	1,100,000	1,122,000
The Royal Bank of Scotland Group PLC
(7.648% to 09/30/2031, then 3 month
LIBOR + 2.500%)
09/30/2031 (Q)	660,000	817,575
The Royal Bank of Scotland NV
7.750%, 05/15/2023	210,000	242,019
TMX Finance LLC
8.500%, 09/15/2018 (L)(S)	630,000	469,350
		18,340,714
Health care - 7.4%
Air Medical Merger Sub Corp.
6.375%, 05/15/2023 (L)(S)	690,000	614,100
AMAG Pharmaceuticals, Inc.
7.875%, 09/01/2023 (S)	450,000	396,000
BioScrip, Inc.
8.875%, 02/15/2021	1,010,000	802,950
DaVita HealthCare Partners, Inc.
5.000%, 05/01/2025	660,000	636,900
DJO Finance LLC
10.750%, 04/15/2020 (S)	210,000	190,050

42

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
DJO Finco, Inc.
8.125%, 06/15/2021 (S)	$1,230,000	$1,091,625
DPx Holdings BV
7.500%, 02/01/2022 (S)	150,000	146,250
ExamWorks Group, Inc.
5.625%, 04/15/2023	320,000	318,400
Greatbatch, Ltd.
9.125%, 11/01/2023 (S)	520,000	514,800
HCA, Inc.
5.250%, 04/15/2025	430,000	433,225
5.375%, 02/01/2025	1,760,000	1,738,000
5.875%, 02/15/2026	1,230,000	1,234,613
IASIS Healthcare LLC
8.375%, 05/15/2019	730,000	671,600
JLL/Delta Dutch Pledgeco BV, PIK
8.750%, 05/01/2020 (S)	1,200,000	1,158,000
Kindred Healthcare Inc
8.000%, 01/15/2020	500,000	467,500
Mallinckrodt International Finance SA
5.625%, 10/15/2023 (S)	520,000	494,000
5.750%, 08/01/2022 (S)	80,000	76,800
Molina Healthcare, Inc.
5.375%, 11/15/2022 (S)	1,190,000	1,190,000
Tenet Healthcare Corp.
8.125%, 04/01/2022	870,000	867,825
Universal Hospital Services, Inc.
7.625%, 08/15/2020	1,370,000	1,286,088
Valeant Pharmaceuticals International, Inc.
5.500%, 03/01/2023 (S)	1,080,000	950,400
5.875%, 05/15/2023 (S)	460,000	410,550
6.125%, 04/15/2025 (S)	960,000	856,800
6.375%, 10/15/2020 (S)	360,000	347,400
6.750%, 08/15/2018 (S)	180,000	178,380
7.250%, 07/15/2022 (S)	80,000	78,200
7.500%, 07/15/2021 (S)	230,000	229,425
		17,379,881
Industrials - 10.6%
AerCap Ireland Capital, Ltd.
4.250%, 07/01/2020	360,000	362,700
Air Canada 2013-1 Class C Pass
Through Trust
6.625%, 05/15/2018 (S)	200,000	200,250
American Airlines 2013-1 Class B Pass
Through Trust
5.625%, 01/15/2021 (S)	230,076	232,951
American Airlines 2013-2 Class B Pass
Through Trust
5.600%, 07/15/2020 (S)	558,856	570,034
American Builders & Contractors
Supply Company, Inc.
5.625%, 04/15/2021 (S)	1,180,000	1,194,750
5.750%, 12/15/2023 (S)	500,000	503,750
Ashtead Capital, Inc.
6.500%, 07/15/2022 (S)	720,000	750,600
Ashton Woods USA LLC
6.875%, 02/15/2021 (S)	520,000	442,000
Ausdrill Finance Pty, Ltd.
6.875%, 11/01/2019 (S)	980,000	695,800
Bombardier, Inc.
4.750%, 04/15/2019 (S)	70,000	57,575
7.500%, 03/15/2018 (S)	350,000	341,250
CBC Ammo LLC
7.250%, 11/15/2021 (S)	1,450,000	1,196,975

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Continental Airlines 2007-1 Class B Pass
Through Trust
6.903%, 04/19/2022	$94,962	$98,048
Delta Air Lines 2009-1 Series B Pass
Through Trust
9.750%, 12/17/2016	196,357	208,383
DH Services Luxembourg Sarl
7.750%, 12/15/2020 (S)	1,000,000	1,005,000
Empresas ICA SAB de CV
8.875%, 05/29/2024 (H)(S)	840,000	174,300
Flexi-Van Leasing, Inc.
7.875%, 08/15/2018 (S)	810,000	810,000
Florida East Coast Holdings Corp.
6.750%, 05/01/2019 (S)	460,000	420,900
H&E Equipment Services, Inc.
7.000%, 09/01/2022	930,000	911,400
Hapag-Lloyd AG
9.750%, 10/15/2017 (S)	377,000	380,770
International Lease Finance Corp.
8.250%, 12/15/2020	780,000	922,350
International Wire Group Holdings, Inc.
8.500%, 10/15/2017 (S)	530,000	541,925
Jack Cooper Holdings Corp.
10.250%, 06/01/2020 (S)	1,130,000	937,900
LMI Aerospace, Inc.
7.375%, 07/15/2019	200,000	198,000
Michael Baker Holdings LLC, PIK
8.875%, 04/15/2019 (S)	1,488,337	1,041,836
Michael Baker International LLC
8.250%, 10/15/2018 (S)	660,000	594,000
Navios Maritime Acquisition Corp.
8.125%, 11/15/2021 (S)	940,000	820,150
Neovia Logistics Intermediate
Holdings LLC, PIK
10.000%, 02/15/2018 (S)	1,790,000	1,718,400
NES Rentals Holdings, Inc.
7.875%, 05/01/2018 (S)	740,000	673,400
Techniplas LLC
10.000%, 05/01/2020 (S)	270,000	191,700
Ultrapetrol Bahamas, Ltd.
8.875%, 06/15/2021 (H)	930,000	93,000
United Airlines 2013-1 Class B Pass
Through Trust
5.375%, 08/15/2021	709,518	732,577
United Airlines 2014-1 Class B Pass
Through Trust
4.750%, 04/11/2022	323,712	323,307
United Rentals North America, Inc.
5.500%, 07/15/2025	290,000	281,300
5.750%, 11/15/2024	620,000	613,800
7.625%, 04/15/2022	500,000	534,350
US Airways 2012-2 Class B Pass
Through Trust
6.750%, 06/03/2021	724,305	760,520
USG Corp.
5.500%, 03/01/2025 (S)	360,000	365,400
WESCO Distribution, Inc.
5.375%, 12/15/2021	810,000	777,600
West Corp.
5.375%, 07/15/2022 (S)	1,270,000	1,095,375
XPO Logistics, Inc.
6.500%, 06/15/2022 (S)	640,000	592,000

43

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
XPO Logistics, Inc. (continued)
7.875%, 09/01/2019 (S)	$420,000	$427,043
		24,793,369
Information technology - 3.3%
Activision Blizzard, Inc.
5.625%, 09/15/2021 (S)	290,000	303,775
6.125%, 09/15/2023 (S)	270,000	286,200
Ancestry.com Holdings LLC, PIK
9.625%, 10/15/2018 (S)	750,000	738,750
Ancestry.com, Inc.
11.000%, 12/15/2020	430,000	459,025
CommScope Technologies Finance LLC
6.000%, 06/15/2025 (S)	770,000	741,125
CommScope, Inc.
4.375%, 06/15/2020 (S)	110,000	110,825
First Data Corp.
5.000%, 01/15/2024 (S)	1,530,000	1,522,350
7.000%, 12/01/2023 (S)	860,000	860,000
First Data Corp., PIK
8.750%, 01/15/2022 (S)	60,000	62,691
Interface Security Systems Holdings, Inc.
9.250%, 01/15/2018	800,000	784,000
Micron Technology, Inc.
5.250%, 08/01/2023 (S)	120,000	107,700
5.500%, 02/01/2025	1,040,000	904,800
NXP BV
4.625%, 06/15/2022 (S)	870,000	854,775
		7,736,016
Materials - 6.0%
Appvion, Inc. 9.000%, 06/01/2020 (S)	1,070,000	428,000
ArcelorMittal
6.125%, 06/01/2025	720,000	523,800
6.500%, 03/01/2021	400,000	321,956
Ardagh Finance Holdings SA, PIK
8.625%, 06/15/2019 (S)	1,343,928	1,324,602
Ardagh Packaging Finance PLC
7.000%, 11/15/2020 (S)	91,765	90,159
Ball Corp. 5.250%, 07/01/2025	670,000	685,075
Barminco Finance Pty, Ltd.
9.000%, 06/01/2018 (L)(S)	900,000	711,000
BHP Billiton Finance USA, Ltd. (6.750%
to 10/19/2025, then 5 Year U.S. Swap
Rate + 5.093%) , 10/19/2075 (S)	450,000	434,250
BWAY Holding Company
9.125%, 08/15/2021 (S)	610,000	570,350
Celanese US Holdings LLC
4.625%, 11/15/2022	420,000	413,700
Cemex SAB de CV
5.700%, 01/11/2025 (L)(S)	220,000	183,975
6.125%, 05/05/2025 (S)	270,000	230,850
Coeur Mining, Inc. 7.875%, 02/01/2021	860,000	513,850
Coveris Holdings SA
7.875%, 11/01/2019 (S)	810,000	706,725
Eagle Spinco, Inc. 4.625%, 02/15/2021	765,000	703,800
Eco Services Operations LLC
8.500%, 11/01/2022 (S)	470,000	399,500
Evraz Group SA
6.750%, 04/27/2018 (S)	700,000	694,750
9.500%, 04/24/2018	100,000	104,800
FMG Resources August 2006 Pty, Ltd.
9.750%, 03/01/2022 (L)(S)	1,310,000	1,198,650

High Yield Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Global Brass & Copper, Inc.
9.500%, 06/01/2019		$570,000	$604,200
Hardwoods Acquisition, Inc.
7.500%, 08/01/2021 (S)		730,000	602,250
Hexion, Inc. 8.875%, 02/01/2018		970,000	683,850
HIG BBC Intermediate Holdings LLC,
PIK 10.500%, 09/15/2018 (S)		470,000	444,150
Joseph T. Ryerson & Son, Inc.
9.000%, 10/15/2017		120,000	92,400
Kerling PLC 10.625%, 02/01/2017 (S)	EUR	553,000	601,535
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/2018 (H)(S)		$980,000	50,225
NWH Escrow Corp.
7.500%, 08/01/2021 (S)		220,000	176,000
Prince Mineral Holding Corp.
11.500%, 12/15/2019 (S)		80,000	57,600
Resolute Forest Products, Inc.
5.875%, 05/15/2023		500,000	363,750
			13,915,752
Telecommunication services - 6.8%
Axtel SAB de CV
9.000%, 01/31/2020 (S)		539,000	559,213
CenturyLink, Inc.
5.625%, 04/01/2025		460,000	388,700
5.800%, 03/15/2022		970,000	889,005
Cogent Communications Group, Inc.
5.375%, 03/01/2022 (S)		1,540,000	1,497,650
Communications Sales & Leasing, Inc.
8.250%, 10/15/2023		680,000	579,700
Frontier Communications Corp.
10.500%, 09/15/2022 (S)		670,000	665,813
11.000%, 09/15/2025 (S)		830,000	821,700
Intelsat Jackson Holdings SA
5.500%, 08/01/2023		1,590,000	1,248,150
7.250%, 10/15/2020		60,000	52,200
7.500%, 04/01/2021		380,000	330,600
Intelsat Luxembourg SA
8.125%, 06/01/2023		810,000	364,500
Level 3 Financing, Inc.
5.625%, 02/01/2023		850,000	867,000
Oi Brasil Holdings Cooperatief UA
5.750%, 02/10/2022 (S)		1,020,000	464,100
Sprint Capital Corp.
8.750%, 03/15/2032		2,660,000	1,995,000
Sprint Communications, Inc.
11.500%, 11/15/2021		610,000	561,200
Sprint Corp.
7.250%, 09/15/2021		2,400,000	1,788,000
T-Mobile USA, Inc.
6.500%, 01/15/2026		1,460,000	1,473,855
Windstream Services LLC
7.500%, 04/01/2023		1,370,000	1,030,651
7.750%, 10/01/2021		450,000	354,094
			15,931,131
Utilities - 1.9%
AES Corp.
4.875%, 05/15/2023		470,000	411,250
5.500%, 03/15/2024		325,000	290,063
Midwest Generation LLC, Series B
8.560%, 01/02/2016		84,066	83,646

44

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

High Yield Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Miran Mid-Atlantic Series C Pass
Through Trust
10.060%, 12/30/2028		$1,558,871	$1,523,796
NRG REMA LLC
9.237%, 07/02/2017		839,647	839,647
Red Oak Power LLC
9.200%, 11/30/2029		1,030,000	1,096,950
Suburban Propane Partners LP
5.500%, 06/01/2024		210,000	169,050
			4,414,402
TOTAL CORPORATE BONDS (Cost $226,744,123)			$186,359,472

CAPITAL PREFERRED SECURITIES - 0.4%
Financials - 0.4%
ILFC E-Capital Trust I (1.550% + Highest
of 3 month LIBOR, 10 year CMT and
30 year CMT)
12/21/2065 (S)		1,000,000	910,000
TOTAL CAPITAL PREFERRED SECURITIES (Cost $839,170)			$910,000

CONVERTIBLE BONDS - 0.3%
Materials - 0.3%
Hercules, Inc.
6.500%, 06/30/2029		250,000	220,000
Mirabela Nickel, Ltd., PIK
9.500%, 06/24/2019 (S)		707,731	405,098
			625,098
Telecommunication services - 0.0%
Axtel SAB de CV
9.000%, 01/31/2020 (P)(S)	MXN	717,000	87,365
TOTAL CONVERTIBLE BONDS (Cost $1,050,384)			$712,463

TERM LOANS (M) - 4.5%
Consumer discretionary - 0.7%
Equinox Holdings, Inc.
9.750%, 07/31/2020		$630,000	635,250
Spencer Gifts LLC
9.250%, 11/12/2021		630,000	630,000
TOMS Shoes LLC
6.500%, 10/28/2020		467,650	307,874
			1,573,124
Consumer staples - 0.1%
AdvancePierre Foods, Inc.
9.500%, 10/10/2017		270,000	264,600
Energy - 1.4%
Hercules Offshore, Inc.
10.500%, 05/06/2020		1,170,000	807,300
Magnum Hunter Resources Corp.
1.561%, 12/31/2016		170,000	100,300
7.535%, 09/15/2016		120,000	120,000
Murray Energy Corp.
7.500%, 04/16/2020		368,117	234,583
Pacific Drilling SA TBD 06/04/2018 (T)		249,361	105,563
Panda Temple Power LLC
7.250%, 03/04/2022		724,525	579,620
TPF II Power LLC
5.500%, 10/02/2021		1,052,507	1,024,439

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) (continued)
Energy (continued)
Westmoreland Coal Company
7.500%, 12/16/2020	$469,587	$286,448
		3,258,253
Health care - 0.7%
Immucor, Inc.
5.000%, 08/17/2018	296,953	281,734
Lantheus Medical Imaging, Inc.
7.000%, 06/30/2022	587,050	528,345
Radnet Management, Inc.
8.000%, 03/25/2021	1,000,000	945,000
		1,755,079
Industrials - 0.7%
American Commercial Lines LLC
9.750%, 11/06/2020	870,000	796,050
Intelligrated, Inc.
4.504%, 07/30/2018	856,782	835,363
		1,631,413
Information technology - 0.2%
Kronos, Inc.
9.750%, 04/30/2020	509,600	504,929
Materials - 0.2%
Essar Steel Algoma, Inc.
7.500%, 08/09/2019 (H)	316,800	74,448
FMG Resources August 2006 Pty, Ltd.
4.250%, 06/30/2019	411,503	305,884
		380,332
Telecommunication services - 0.5%
CWGS Group LLC
5.750%, 02/20/2020	1,119,250	1,107,358
TOTAL TERM LOANS (Cost $11,972,853)		$10,475,088

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.4%
Commercial and residential - 0.4%
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank),
Series 2015-LC21, Class E
3.250%, 07/10/2048 (S)	600,000	366,992
JPMBB Commercial Mortgage
Securities Trust, Series 2015-C31,
Class E
4.619%, 08/15/2048 (P)(S)	500,000	348,745
Wells Fargo Commercial Mortgage Trust,
Series 2015-C28, Class E
3.000%, 05/15/2048 (S)	500,000	298,898
		1,014,635
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,047,326)		$1,014,635

ASSET BACKED SECURITIES - 3.2%
AMMC CDO, Series 2015-16A, Class E
5.921%, 04/14/2027 (P)(S)	1,600,000	1,333,234
Apidos CL XXI, Series 2015-21A,
Class D 5.827%, 07/18/2027 (P)(S)	500,000	412,116
Avery Point VI CLO, Ltd.,
Series 2015-6A, Class E1
5.783%, 08/05/2027 (P)(S)	750,000	634,922
Babson CLO, Ltd., Series 2015-2A,
Class E 5.844%, 07/20/2027 (P)(S)	500,000	423,001

45

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Carlyle Global Market Strategies,
Series 2015-2A, Class D
5.623%, 04/27/2027 (P)(S)	$500,000	$428,189
Cent CLO 23, Ltd., Series 2015-23A,
Class D 5.715%, 04/17/2026 (P)(S)	250,000	203,942
Cumberland Park CLO, Ltd.,
Series 2015-2A, Class E
5.272%, 07/20/2026 (P)(S)	750,000	609,417
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class E
4.821%, 07/15/2025 (P)(S)	250,000	184,362
Galaxy XX CLO, Ltd., Series 2015-20A,
Class E 5.781%, 07/20/2027 (P)(S)	250,000	201,756
Goldentree Loan Opportunities X, Ltd.,
Series 2015-10A, Class E2
5.482%, 07/20/2027 (P)(S)	750,000	604,909
Jamestown CLO, Ltd., Series 2015-8A,
Class D2 7.114%, 01/15/2028 (P)(S)	750,000	674,585
Neuberger Berman CLO XIX, Ltd.,
Series 2015-19A, Class D
5.539%, 07/15/2027 (P)(S)	1,000,000	818,144
Oaktree CLO, Ltd., Series 2015-1A,
Class D 5.909%, 10/20/2027 (P)(S)	350,000	283,450
Treman Park CLO LLC, Series 2015-1A,
Class E 6.474%, 04/20/2027 (P)(S)	750,000	634,701
TOTAL ASSET BACKED SECURITIES (Cost $8,368,289)		$7,446,728

COMMON STOCKS - 1.8%
Consumer discretionary - 0.0%
Bossier Casino Venture Holdco, Inc. (I)(S)	43,365	$0
New Cotai LLC (I)	3	92,761
PB Investors II LLC (I)	127,402	1
Vertis Holdings, Inc. (I)	69,391	0
		92,762
Energy - 0.2%
Hercules Offshore, Inc. (I)	45,689	99,145
KCAD Holdings I, Ltd. (I)	165,553,563	293,030
		392,175
Financials - 1.1%
Citigroup, Inc.	32,112	1,661,796
JPMorgan Chase & Co.	13,909	918,411
		2,580,207
Health care - 0.3%
Physiotherapy
Associates Holdings, Inc. (I)	11,500	731,515
Industrials - 0.1%
DeepOcean Group Holdings AS (I)	83,286	390,611
Materials - 0.1%
Mirabela Nickel, Ltd. (I)	2,045,076	123,690
TOTAL COMMON STOCKS (Cost $10,539,294)		$4,310,960

PREFERRED SECURITIES - 1.1%
Energy - 0.0%
Rex Energy Corp., 6.000%	8,600	$51,729
Financials - 1.1%
GMAC Capital Trust I (8.125% to
02/15/2016, then
3 month LIBOR + 5.785%)	100,372	2,545,434
TOTAL PREFERRED SECURITIES (Cost $3,082,658)		$2,597,163

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%
Adelphia Communications Corp.
7.750%, 01/15/2049 (I)	3,000,000	$15,000
9.875%, 03/01/2049 (I)	2,050,000	10,250
10.250%, 11/01/2049 (I)	1,025,000	5,125
		30,375
TOTAL ESCROW CERTIFICATES (Cost $440,831)		$30,375

SECURITIES LENDING COLLATERAL - 2.0%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	469,978	4,702,039
TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,702,365)		$4,702,039

SHORT-TERM INVESTMENTS - 3.4%
Money market funds - 3.3%
State Street Institutional Liquid Reserves
Fund, 0.2259% (Y)	7,792,635	$7,792,635
Repurchase agreement - 0.1%
Repurchase Agreement with State
Street Corp. dated 12/31/2015 at
0.010% to be repurchased at $110,707
on 01/04/2016, collateralized by
$111,700 U.S. Treasury Notes, 1.500%
due 08/31/2018 (valued at $112,442,
including interest)	$110,707	$110,707
TOTAL SHORT-TERM INVESTMENTS (Cost $7,903,342)		$7,903,342
Total Investments (High Yield Trust)
(Cost $280,554,323) - 98.5%		$229,741,090
Other assets and liabilities, net - 1.5%		3,560,384
TOTAL NET ASSETS - 100.0%		$233,301,474

Income Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 59.2%
Consumer discretionary - 3.6%
Automobiles - 2.1%
Ford Motor Company	342,060	$4,819,624
General Motors Company	72,416	2,462,868
		7,282,492
Multiline retail - 1.5%
Nordstrom, Inc. (L)	20,000	996,200
Target Corp.	60,000	4,356,600
		5,352,800
		12,635,292
Consumer staples - 2.1%
Beverages - 1.8%
PepsiCo, Inc.	40,920	4,088,726
The Coca-Cola Company	50,000	2,148,000
		6,236,726
Food and staples retailing - 0.3%
Whole Foods Market, Inc.	27,946	936,191
		7,172,917

46

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy - 8.9%
Energy equipment and services - 0.4%
Halliburton Company	45,000	$1,531,800
Oil, gas and consumable fuels - 8.5%
Anadarko Petroleum Corp.	35,000	1,700,300
BP PLC, ADR	100,000	3,126,000
Chevron Corp.	63,000	5,667,480
Devon Energy Corp.	15,000	480,000
Exxon Mobil Corp.	49,450	3,854,628
Occidental Petroleum Corp.	21,000	1,419,810
Royal Dutch Shell PLC, ADR, Class A	189,955	8,698,039
Spectra Energy Corp.	73,370	1,756,478
Total SA, ADR (L)	64,954	2,919,682
		29,622,417
		31,154,217
Financials - 4.1%
Banks - 2.9%
Bank of America Corp.	125,000	2,103,750
JPMorgan Chase & Co.	27,160	1,793,375
The Toronto-Dominion Bank	14,000	548,789
U.S. Bancorp	40,000	1,706,800
Wells Fargo & Company	73,150	3,976,434
		10,129,148
Insurance - 0.9%
MetLife, Inc.	68,462	3,300,553
Real estate investment trusts - 0.3%
HCP, Inc.	24,800	948,352
		14,378,053
Health care - 6.5%
Pharmaceuticals - 6.5%
Eli Lilly & Company	40,930	3,448,762
Johnson & Johnson	39,510	4,058,467
Merck & Company, Inc.	67,130	3,545,807
Pfizer, Inc.	200,000	6,456,000
Roche Holding AG	7,000	1,939,759
Sanofi, ADR	80,000	3,412,000
		22,860,795
		22,860,795
Industrials - 8.4%
Aerospace and defense - 3.6%
The Boeing Company	14,040	2,030,044
Lockheed Martin Corp.	19,290	4,188,824
Raytheon Company	27,610	3,438,273
United Technologies Corp.	30,100	2,891,707
		12,548,848
Air freight and logistics - 0.1%
CEVA Group PLC (I)	1,115	501,782
Commercial services and supplies - 1.6%
Republic Services, Inc.	47,620	2,094,804
Waste Management, Inc.	65,340	3,487,196
		5,582,000
Industrial conglomerates - 2.0%
General Electric Company	231,620	7,214,963
Machinery - 0.6%
Deere & Company	20,000	1,525,400
Illinois Tool Works, Inc.	5,000	463,400
		1,988,800

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Road and rail - 0.5%
Union Pacific Corp.	22,000	$1,720,400
		29,556,793
Information technology - 6.6%
Communications equipment - 1.5%
QUALCOMM, Inc.	37,880	1,893,432
Cisco Systems, Inc.	119,080	3,233,617
		5,127,049
Semiconductors and semiconductor equipment - 2.5%
Texas Instruments, Inc.	53,370	2,925,210
Intel Corp.	171,590	5,911,276
		8,836,486
Software - 1.7%
Microsoft Corp.	89,640	4,973,227
Oracle Corp.	25,000	913,250
		5,886,477
Technology hardware, storage and peripherals - 0.9%
Apple, Inc.	30,000	3,157,800
		23,007,812
Materials - 6.3%
Chemicals - 4.7%
Agrium, Inc. (L)	35,000	3,126,900
BASF SE	20,000	1,523,560
E.I. du Pont de Nemours & Company	69,450	4,625,370
Praxair, Inc.	10,000	1,024,000
The Dow Chemical Company	100,000	5,148,000
The Mosaic Company	35,000	965,650
		16,413,480
Metals and mining - 1.6%
BHP Billiton PLC	161,680	1,803,025
Rio Tinto PLC, ADR (L)	134,483	3,916,145
		5,719,170
		22,132,650
Telecommunication services - 2.6%
Diversified telecommunication services - 2.3%
AT&T, Inc.	57,320	1,972,381
BCE, Inc.	20,000	772,711
Telstra Corp., Ltd.	300,000	1,219,108
Verizon Communications, Inc.	90,000	4,159,800
		8,124,000
Wireless telecommunication services - 0.3%
Vodafone Group PLC	327,272	1,061,267
		9,185,267
Utilities - 10.1%
Electric utilities - 6.2%
Duke Energy Corp.	47,082	3,361,184
Exelon Corp.	80,000	2,221,600
NextEra Energy, Inc.	53,345	5,542,012
Pinnacle West Capital Corp.	27,430	1,768,686
PPL Corp.	24,100	822,533
The Southern Company	95,800	4,482,482
Xcel Energy, Inc.	100,000	3,591,000
		21,789,497
Multi-utilities - 3.9%
Dominion Resources, Inc.	45,070	3,048,535
PG&E Corp.	112,400	5,978,556
47

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multi-utilities (continued)
Public Service Enterprise Group, Inc.	70,000	$2,708,300
Sempra Energy	20,950	1,969,510
		13,704,901
		35,494,398
TOTAL COMMON STOCKS (Cost $185,142,605)		$207,578,194

PREFERRED SECURITIES - 4.3%
Energy - 0.0%
Energy equipment and services - 0.0%
Newco Acquisition Company, Ltd. (I)	31	19,375
Financials - 2.9%
Banks - 2.6%
Bank of America Corp., 7.250%	3,350	3,662,455
Wells Fargo & Company, 7.500%	4,600	5,340,600
		9,003,055
Capital markets - 0.1%
Morgan Stanley (6.375% to 10/15/2024, then
3 month LIBOR + 3.708%)	20,000	530,800
Real estate investment trusts - 0.2%
FelCor Lodging Trust, Inc., 1.950%	30,000	754,500
		10,288,355
Health care - 0.4%
Pharmaceuticals - 0.4%
Allergan PLC, 5.500%	1,175	1,210,462
Information technology - 0.1%
Semiconductors and semiconductor equipment - 0.1%
Ceva, Inc. (I)	1,068	480,654
Utilities - 0.9%
Electric utilities - 0.4%
NextEra Energy, Inc., 6.371%	25,000	1,320,750
Multi-utilities - 0.5%
Dominion Resources, Inc., 6.000%	8,500	456,195
Dominion Resources, Inc., 6.125%	8,500	451,180
Dominion Resources, Inc., 6.375%	18,600	894,288
		1,801,663
		3,122,413
TOTAL PREFERRED SECURITIES (Cost $12,590,761)		$15,121,259

CORPORATE BONDS - 23.1%
Consumer discretionary - 3.8%
Altice Financing SA 6.625%, 02/15/2023 (S)	$700,000	$691,250
Altice Luxembourg SA
7.625%, 02/15/2025 (S)	1,000,000	862,500
7.750%, 05/15/2022 (S)	500,000	451,250
Argos Merger Sub, Inc.
7.125%, 03/15/2023 (S)	200,000	198,300
CCO Holdings LLC 5.125%, 02/15/2023	900,000	901,122
Cumulus Media Holdings, Inc.
7.750%, 05/01/2019	700,000	236,250
DISH DBS Corp.
5.000%, 03/15/2023	1,500,000	1,301,250
5.125%, 05/01/2020	2,000,000	1,980,000
Dollar General Corp. 3.250%, 04/15/2023	285,000	271,435
iHeartCommunications, Inc.
9.000%, 12/15/2019 to 09/15/2022	4,919,000	3,500,310
KB Home 7.500%, 09/15/2022	700,000	696,500

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
MGM Resorts International
6.750%, 10/01/2020	$400,000	$411,000
Sirius XM Radio, Inc. 6.000%, 07/15/2024 (S)	700,000	731,500
Univision Communications, Inc.
5.125%, 05/15/2023 (S)	1,000,000	962,500
		13,195,167
Consumer staples - 1.2%
Cott Beverages, Inc. 5.375%, 07/01/2022	500,000	490,000
Reynolds Group Issuer, Inc.
5.750%, 10/15/2020	900,000	915,471
7.875%, 08/15/2019	300,000	311,250
9.875%, 08/15/2019	1,500,000	1,511,250
US Foods, Inc. 8.500%, 06/30/2019	800,000	824,000
		4,051,971
Energy - 2.8%
Antero Resources Corp. 5.375%, 11/01/2021	1,600,000	1,280,000
Bill Barrett Corp. 7.000%, 10/15/2022 (L)	500,000	335,000
California Resources Corp.
6.000%, 11/15/2024	391,000	119,255
8.000%, 12/15/2022 (S)	1,047,000	550,984
Chesapeake Energy Corp.
8.000%, 12/15/2022 (S)	2,383,000	1,167,670
Denbury Resources, Inc. 5.500%, 05/01/2022	700,000	232,386
Energy Transfer Equity LP
5.500%, 06/01/2027	1,000,000	760,000
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/2017	1,000,000	280,000
11.000%, 03/15/2020 (S)	400,000	140,000
Kinder Morgan, Inc.
5.625%, 11/15/2023 (S)	1,300,000	1,189,139
7.750%, 01/15/2032	300,000	284,684
Linn Energy LLC 12.000%, 12/15/2020 (S)	850,000	425,000
NGL Energy Partners LP 6.875%, 10/15/2021	1,000,000	750,000
Niska Gas Storage Canada ULC
6.500%, 04/01/2019	200,000	172,500
Sabine Pass Liquefaction LLC
5.750%, 05/15/2024	500,000	435,000
Sabine Pass LNG LP 7.500%, 11/30/2016	500,000	497,500
Sanchez Energy Corp. 7.750%, 06/15/2021 (L)	900,000	549,000
SandRidge Energy, Inc. 7.500%, 03/15/2021	500,000	52,500
W&T Offshore, Inc. 8.500%, 06/15/2019	1,500,000	525,000
		9,745,618
Financials - 4.0%
Bank of America Corp. (6.100% to
03/17/2025, then 3 month LIBOR + 3.898%)
03/17/2025 (Q)	500,000	506,875
Bank of America Corp. (8.125% to
05/15/2018, then 3 month LIBOR + 3.640%)
05/15/2018 (Q)	1,500,000	1,526,250
Citigroup, Inc. (5.875% to 03/27/2020, then
3 month LIBOR + 4.059%)
03/27/2020 (Q)	2,500,000	2,481,250
Citigroup, Inc. (5.950% to 8/15/2020, then
3 month LIBOR + 4.095%)
08/15/2020 (Q)	2,000,000	1,993,750
Citigroup, Inc. (6.300% to 05/15/2024, then
3 month LIBOR + 3.423%)
05/15/2024 (Q)	1,500,000	1,462,500
JPMorgan Chase & Co. (5.150% to
05/01/2023, then 3 month LIBOR + 3.250%)
05/01/2023 (Q)	1,000,000	945,000
48

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co. (7.900% to
04/30/2018, then 3 month LIBOR + 3.470%)
04/30/2018 (Q)	$2,500,000	$2,545,000
Morgan Stanley (5.550% to 07/15/2020, then
3 month LIBOR + 3.810%)
07/15/2020 (Q)	400,000	400,000
OneMain Financial Holdings, Inc.
7.250%, 12/15/2021 (S)	1,500,000	1,503,750
Wells Fargo & Company (5.900% to
06/15/2024, then 3 month LIBOR + 3.110%)
06/15/2024 (Q)	800,000	807,000
		14,171,375
Health care - 1.7%
Community Health Systems, Inc.
6.875%, 02/01/2022	500,000	474,375
7.125%, 07/15/2020	1,000,000	996,250
8.000%, 11/15/2019	1,000,000	1,007,500
HCA, Inc.
5.875%, 05/01/2023	1,000,000	1,025,000
7.500%, 02/15/2022	1,200,000	1,329,000
Valeant Pharmaceuticals International, Inc.
5.875%, 05/15/2023 (S)	800,000	714,000
6.125%, 04/15/2025 (S)	600,000	535,500
		6,081,625
Industrials - 0.8%
Bombardier, Inc. 7.500%, 03/15/2025 (S)	300,000	210,000
Stena International SA 5.750%, 03/01/2024 (S)	800,000	672,000
TransDigm, Inc.
6.000%, 07/15/2022	500,000	488,750
6.500%, 07/15/2024	500,000	497,250
United Rentals North America, Inc.
5.750%, 11/15/2024	1,000,000	990,000
		2,858,000
Information technology - 1.4%
BMC Software Finance, Inc.
8.125%, 07/15/2021 (S)	1,500,000	997,500
First Data Corp.
7.000%, 12/01/2023 (S)	2,700,000	2,700,000
8.750%, 01/15/2022 (S)	1,129,000	1,179,636
		4,877,136
Materials - 0.9%
Algeco Scotsman Global Finance PLC
8.500%, 10/15/2018 (L)(S)	1,000,000	837,500
First Quantum Minerals, Ltd.
6.750%, 02/15/2020 (S)	517,000	333,465
7.000%, 02/15/2021 (S)	517,000	324,418
FMG Resources August 2006 Pty, Ltd.
9.750%, 03/01/2022 (L)(S)	2,000,000	1,830,000
		3,325,383
Telecommunication services - 3.6%
Intelsat Jackson Holdings SA
5.500%, 08/01/2023	500,000	392,500
Sprint Communications, Inc.
9.000%, 11/15/2018 (S)	2,900,000	3,052,250
11.500%, 11/15/2021	1,500,000	1,380,000
T-Mobile USA, Inc.
6.633%, 04/28/2021	2,500,000	2,612,500
6.731%, 04/28/2022	2,500,000	2,606,250
Telecom Italia SpA 5.303%, 05/30/2024 (S)	1,500,000	1,481,250

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
Wind Acquisition Finance SA
7.375%, 04/23/2021 (S)	$1,000,000	$945,000
		12,469,750
Utilities - 2.9%
Calpine Corp.
5.375%, 01/15/2023	1,500,000	1,346,250
5.750%, 01/15/2025	2,000,000	1,765,000
Dynegy, Inc. 6.750%, 11/01/2019	4,000,000	3,760,000
InterGen NV 7.000%, 06/30/2023 (S)	4,000,000	3,170,000
		10,041,250
TOTAL CORPORATE BONDS (Cost $91,889,020)		$80,817,275

CONVERTIBLE BONDS - 0.9%
Consumer discretionary - 0.3%
Fiat Chrysler Automobiles NV
7.875%, 12/15/2016	1,000,000	1,161,875
Energy - 0.6%
Cobalt International Energy, Inc.
3.125%, 05/15/2024	4,000,000	2,090,000
TOTAL CONVERTIBLE BONDS (Cost $5,142,671)		$3,251,875

TERM LOANS (M) - 2.3%
Consumer discretionary - 1.5%
Belk, Inc.
5.750%, 12/12/2022	3,500,000	3,115,000
iHeartCommunications, Inc.
7.174%, 01/30/2019	2,539,722	1,777,805
7.924%, 07/30/2019	816,818	572,453
		5,465,258
Financials - 0.3%
First Eagle Investment Management LLC
4.750%, 12/01/2022	1,000,000	985,833
Industrials - 0.5%
Navistar, Inc.
6.500%, 08/07/2020	760,128	665,112
XPO Logistics, Inc.
5.500%, 11/01/2021	1,000,000	995,000
		1,660,112
TOTAL TERM LOANS (Cost $8,991,303)		$8,111,203

WARRANTS - 0.0%
Dynegy, Inc. (Expiration Date: 10/02/2017;
Strike Price: $40.00) (I)	10,796	$5,074
TOTAL WARRANTS (Cost $208,370)		$5,074

ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%
General Motors Company (I)	85,000	850
SuperMedia, Inc. (I)	651,025	0
		850
TOTAL ESCROW CERTIFICATES (Cost $326)		$850

EQUITY LINKED SECURITIES - 1.6%
Apple, Inc. (Citigroup, Inc.)
8.748%, 03/22/2016	2,500,000	2,642,500
General Electric Company (The Goldman
Sachs Group, Inc.) 1.473%, 05/03/2016 (S)	6,500,000	1,907,035

49

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Income Trust (continued)

	Shares or
	Principal
	Amount	Value
EQUITY LINKED SECURITIES (continued)
General Motors Company (Deutsche Bank AG
London) 3.000%, 03/18/2016 (S)	2,700,000	$919,026
TOTAL EQUITY LINKED SECURITIES (Cost $5,878,753)		$5,468,561

SECURITIES LENDING COLLATERAL - 3.6%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	1,269,179	12,697,881
TOTAL SECURITIES LENDING
COLLATERAL (Cost $12,698,402)		$12,697,881

SHORT-TERM INVESTMENTS - 3.2%
U.S. Government Agency - 3.2%
Federal Home Loan Bank Discount Notes
0.030%, 01/04/2016*	$11,100,000	$11,099,972
TOTAL SHORT-TERM INVESTMENTS (Cost $11,099,972)		$11,099,972
Total Investments (Income Trust) (Cost $333,642,183) - 98.2%		$344,152,144
Other assets and liabilities, net - 1.8%		6,140,355
TOTAL NET ASSETS - 100.0%		$350,292,499

Investment Quality Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 38.6%
U.S. Government - 9.1%
Treasury Inflation Protected Securities
0.125%, 07/15/2024	$7,447,416	$7,061,395
0.250%, 01/15/2025 (D)	11,327,038	10,793,195
0.375%, 07/15/2025	1,474,322	1,424,962
U.S. Treasury Bonds
2.500%, 02/15/2045	2,855,000	2,556,350
2.875%, 08/15/2045	1,525,000	1,478,237
3.000%, 11/15/2044	3,000	2,983
5.375%, 02/15/2031	3,000	4,067
U.S. Treasury Notes
1.750%, 09/30/2019 (D)	2,200,000	2,215,336
2.750%, 02/15/2024	66,000	68,743
		25,605,268
U.S. Government Agency - 29.5%
Federal Home Loan Mortgage Corp.
3.000%, TBA (C)	2,300,000	2,370,398
3.000%, 04/01/2045 to 10/01/2045	3,754,502	3,752,462
3.500%, 12/01/2045	5,800,000	5,973,946
4.000%, TBA (C)	8,400,000	8,872,755
4.500%, TBA (C)	2,200,000	2,369,761
5.000%, 12/01/2034	317,993	350,185
6.500%, 04/01/2029 to 08/01/2034	24,564	28,443
7.500%, 08/01/2025 to 05/01/2028	10,471	12,054
Federal National Mortgage Association
2.500%, TBA (C)	1,600,000	1,612,703
2.500%, 12/01/2042 to 04/01/2045	1,924,617	1,863,708
2.660%, 03/01/2027	815,000	775,628
2.720%, 03/01/2027	780,000	750,586
2.780%, 03/01/2027	349,000	336,976
2.970%, 06/01/2027 to 06/01/2030	1,281,000	1,228,851
3.000%, TBA (C)	4,700,000	4,700,236
3.500%, TBA (C)	12,300,000	12,687,625

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
3.500%, 01/01/2046		$5,700,000	$5,883,416
4.000%, TBA (C)		5,600,000	5,924,796
4.500%, TBA (C)		5,700,000	6,155,867
5.000%, TBA (C)		1,800,000	1,981,071
Government National
Mortgage Association
3.000%, TBA (C)		1,500,000	1,520,468
3.000%, 04/15/2045 to 05/15/2045		3,034,652	3,079,736
3.500%, TBA (C)		9,400,000	9,794,697
4.000%, 11/15/2040 to 02/15/2042		119,419	127,565
6.000%, 08/15/2032 to 04/15/2035		85,116	97,865
6.500%, 06/15/2028 to 02/15/2035		47,446	54,555
7.000%, 11/15/2031 to 11/15/2033		319,227	371,060
8.000%, 07/15/2030		6,206	7,413
			82,684,826
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $108,481,172)			$108,290,094

FOREIGN GOVERNMENT
OBLIGATIONS - 2.1%
Brazil - 0.2%
Federative Republic of Brazil
6.000%, 05/15/2019 to 08/15/2022	BRL	859,000	580,625
Cameroon - 0.1%
Republic of Cameroon
9.500%, 11/19/2025 (S)		$255,000	237,150
Colombia - 0.1%
Republic of Colombia
3.000%, 03/25/2033	COP	488,950,913	130,655
3.500%, 03/10/2021		237,399,136	75,021
			205,676
Costa Rica - 0.0%
Republic of Costa Rica
9.200%, 03/27/2019 (S)	CRC	48,500,000	94,273
Dominican Republic - 0.1%
Government of Dominican Republic
5.500%, 01/27/2025 (S)		$195,000	187,688
Gabon - 0.1%
Republic of Gabon 6.375%, 12/12/2024		225,000	178,556
Hungary - 0.0%
Republic of Hungary 5.500%, 06/24/2025	HUF	10,370,000	41,720
Indonesia - 0.3%
Republic of Indonesia
4.750%, 01/08/2026 (S)		$290,000	286,422
7.000%, 05/15/2027	IDR	3,928,000,000	244,875
8.375%, 03/15/2034		3,095,000,000	210,094
			741,391
Jamaica - 0.1%
Government of Jamaica
6.750%, 04/28/2028		$200,000	198,500
Malaysia - 0.0%
Government of Malaysia
3.492%, 03/31/2020	MYR	580,000	134,484
Mexico - 0.3%
Government of Mexico
4.600%, 01/23/2046		$500,000	442,500

50

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Mexico (continued)
Government of Mexico (continued)
5.625%, 03/19/2114	GBP	120,000	$161,868
10.000%, 12/05/2024	MXN	2,503,500	182,861
			787,229
Peru - 0.1%
Republic of Peru
4.125%, 08/25/2027		$165,000	161,700
5.200%, 09/12/2023	PEN	1,055,000	276,804
			438,504
Poland - 0.0%
Republic of Poland 3.250%, 07/25/2025	PLN	415,000	108,812
Romania - 0.0%
Government of Romania
5.850%, 04/26/2023	RON	140,000	38,816
Russia - 0.1%
Government of Russia
7.500%, 02/27/2019	RUB	7,120,000	91,555
14.420%, 01/29/2020 (P)		23,810,000	334,786
			426,341
South Africa - 0.1%
Republic of South Africa
7.750%, 02/28/2023	ZAR	3,010,000	176,690
Thailand - 0.0%
Kingdom of Thailand 3.850%, 12/12/2025	THB	3,812,000	118,296
Tunisia - 0.1%
Banque Centrale de Tunisie SA
5.750%, 01/30/2025		$200,000	173,061
Uruguay - 0.4%
Republic of Uruguay
3.700%, 06/26/2037	UYU	6,477,116	169,436
4.250%, 04/05/2027		15,421,182	465,754
4.375%, 10/27/2027		$385,000	378,263
4.375%, 12/15/2028	UYU	2,314,039	69,618
			1,083,071
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $6,679,835)			$5,950,883

CORPORATE BONDS - 32.7%
Consumer discretionary - 4.0%
21st Century Fox America, Inc.
3.700%, 10/15/2025 (S)		$160,000	159,712
7.750%, 01/20/2024		272,000	336,710
7.850%, 03/01/2039		225,000	290,813
Buffalo Thunder Development Authority
11.000%, 12/09/2022 (S)		39,655	19,717
CCO Holdings LLC
5.125%, 02/15/2023		5,000	5,006
5.250%, 09/30/2022		75,000	75,750
5.750%, 09/01/2023		35,000	35,875
CCO Safari II LLC
3.579%, 07/23/2020 (S)		865,000	860,045
4.464%, 07/23/2022 (S)		225,000	224,217
4.908%, 07/23/2025 (S)		520,000	519,489
6.484%, 10/23/2045 (S)		590,000	590,209
Comcast Cable Communications LLC
8.500%, 05/01/2027		206,000	277,874
Comcast Corp.
4.750%, 03/01/2044		195,000	202,399

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Cox Communications, Inc.
4.800%, 02/01/2035 (S)	$150,000	$124,089
Delphi Automotive PLC
3.150%, 11/19/2020	195,000	194,769
DIRECTV Holdings LLC
1.750%, 01/15/2018	225,000	224,127
DISH DBS Corp.
5.875%, 07/15/2022	10,000	9,325
6.750%, 06/01/2021	206,000	207,545
Ford Motor Credit Company LLC
1.461%, 03/27/2017	775,000	767,674
3.200%, 01/15/2021	850,000	844,314
4.207%, 04/15/2016	100,000	100,800
General Motors Financial Company, Inc.
2.400%, 04/10/2018	300,000	298,522
3.500%, 07/10/2019	660,000	662,337
4.750%, 08/15/2017	545,000	564,885
Group 1 Automotive, Inc.
5.000%, 06/01/2022	80,000	79,200
Grupo Televisa SAB
6.125%, 01/31/2046	200,000	198,820
Lennar Corp.
4.875%, 12/15/2023	15,000	14,925
Liberty Interactive LLC
8.250%, 02/01/2030	160,000	159,200
McDonald’s Corp.
2.750%, 12/09/2020	120,000	119,941
Meritage Homes Corp.
6.000%, 06/01/2025	90,000	89,775
Sally Holdings LLC
5.625%, 12/01/2025	20,000	20,200
Sky PLC
2.625%, 09/16/2019 (S)	290,000	288,770
TEGNA, Inc.
5.125%, 10/15/2019 to 07/15/2020	305,000	316,063
The Home Depot, Inc.
4.250%, 04/01/2046	290,000	296,444
Time Warner Cable, Inc.
4.500%, 09/15/2042	190,000	149,100
5.875%, 11/15/2040	195,000	184,757
6.750%, 07/01/2018	250,000	272,818
8.750%, 02/14/2019	80,000	92,828
Time Warner, Inc.
4.850%, 07/15/2045	225,000	214,116
6.100%, 07/15/2040	180,000	194,420
7.700%, 05/01/2032	173,000	215,972
Toll Brothers Finance Corp.
4.875%, 11/15/2025	20,000	19,650
Videotron, Ltd.
5.375%, 06/15/2024 (S)	175,000	175,875
Volkswagen Group of America
Finance LLC
1.600%, 11/20/2017 (S)	490,000	475,787
Wynn Las Vegas LLC
5.375%, 03/15/2022	80,000	76,018
		11,250,882
Consumer staples - 1.5%
Altria Group, Inc.
9.250%, 08/06/2019	80,000	97,949
10.200%, 02/06/2039	97,000	159,066
Anheuser-Busch InBev Finance, Inc.
2.150%, 02/01/2019	85,000	84,532
51

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Anheuser-Busch InBev Worldwide, Inc.
2.500%, 07/15/2022	$150,000	$144,384
3.750%, 07/15/2042	225,000	193,316
BAT International Finance PLC
2.750%, 06/15/2020 (S)	265,000	265,042
CVS Health Corp.
2.800%, 07/20/2020	600,000	602,945
3.875%, 07/20/2025	270,000	275,601
4.875%, 07/20/2035	55,000	56,810
5.125%, 07/20/2045	375,000	395,037
5.750%, 05/15/2041	140,000	156,986
Imperial Tobacco Finance PLC
2.050%, 07/20/2018 (S)	220,000	218,820
2.950%, 07/21/2020 (S)	300,000	300,683
Kraft Heinz Foods Company
2.000%, 07/02/2018 (S)	700,000	697,498
2.800%, 07/02/2020 (S)	145,000	144,660
Reynolds American, Inc.
3.250%, 06/12/2020	500,000	508,203
		4,301,532
Energy - 2.7%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	200,000	205,515
Antero Resources Corp.
5.625%, 06/01/2023 (S)	45,000	35,100
BP Capital Markets PLC
2.521%, 01/15/2020	185,000	184,404
Cenovus Energy, Inc.
5.200%, 09/15/2043	245,000	191,778
CNPC General Capital, Ltd.
1.950%, 04/16/2018 (S)	430,000	424,937
Concho Resources, Inc.
6.500%, 01/15/2022	25,000	24,000
ConocoPhillips Company
3.350%, 11/15/2024	285,000	260,765
Continental Resources, Inc.
5.000%, 09/15/2022	140,000	103,250
Crestwood Midstream Partners LP
6.250%, 04/01/2023 (S)	40,000	27,900
DCP Midstream LLC
5.350%, 03/15/2020 (S)	10,000	8,602
9.750%, 03/15/2019 (S)	15,000	15,276
DCP Midstream Operating LP
2.700%, 04/01/2019	20,000	16,204
4.950%, 04/01/2022	20,000	16,368
5.600%, 04/01/2044	30,000	18,201
Devon Energy Corp.
5.850%, 12/15/2025 (L)	85,000	82,674
Ecopetrol SA
5.875%, 05/28/2045	210,000	149,100
Encana Corp.
6.500%, 05/15/2019	415,000	404,614
Energy Transfer Equity LP
7.500%, 10/15/2020	200,000	185,000
Energy Transfer Partners LP
3.600%, 02/01/2023	510,000	420,102
4.750%, 01/15/2026	45,000	38,732
5.950%, 10/01/2043	600,000	481,327
Halliburton Company
2.700%, 11/15/2020	155,000	153,273
Harvest Operations Corp.
6.875%, 10/01/2017	165,000	126,225

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Hess Corp.
5.600%, 02/15/2041		$110,000	$92,667
6.000%, 01/15/2040		140,000	124,084
Kerr-McGee Corp.
6.950%, 07/01/2024		345,000	370,674
Kinder Morgan, Inc.
5.050%, 02/15/2046		330,000	244,719
Marathon Oil Corp.
2.700%, 06/01/2020		295,000	260,193
MEG Energy Corp.
7.000%, 03/31/2024 (S)		62,000	44,020
MPLX LP
4.875%, 12/01/2024 to 06/01/2025 (S)		80,000	71,713
Nexen Energy ULC
6.200%, 07/30/2019		90,000	99,500
Peabody Energy Corp.
6.500%, 09/15/2020		150,000	20,625
Pertamina Persero PT
5.625%, 05/20/2043		215,000	168,268
Petrobras Global Finance BV
5.375%, 10/01/2029	GBP	150,000	126,155
6.750%, 01/27/2041		$215,000	137,600
Petroleos Mexicanos
5.500%, 06/27/2044		500,000	376,170
7.470%, 11/12/2026	MXN	5,000,000	259,398
QEP Resources, Inc.
6.800%, 03/01/2020		$5,000	4,500
Regency Energy Partners LP
5.875%, 03/01/2022		50,000	47,132
SM Energy Company
6.125%, 11/15/2022		20,000	14,700
Statoil ASA
3.700%, 03/01/2024		56,000	56,765
3.950%, 05/15/2043		300,000	270,983
Sunoco Logistics Partners Operations LP
4.250%, 04/01/2024		160,000	138,458
Tesoro Corp.
5.125%, 04/01/2024		45,000	44,775
Tesoro Logistics LP
5.500%, 10/15/2019 (S)		55,000	53,350
6.250%, 10/15/2022 (S)		85,000	80,538
Williams Partners LP
3.600%, 03/15/2022		550,000	432,759
4.300%, 03/04/2024		210,000	166,489
WPX Energy, Inc.
5.250%, 09/15/2024		30,000	19,800
6.000%, 01/15/2022		20,000	14,000
YPF SA
8.500%, 07/28/2025		370,000	352,425
			7,665,807
Financials - 15.6%
Agile Property Holdings, Ltd.
8.875%, 04/28/2017		100,000	100,750
American International Group, Inc.
4.700%, 07/10/2035		450,000	447,455
American Tower Corp.
3.400%, 02/15/2019		270,000	277,017
3.450%, 09/15/2021		375,000	377,031
Banco Bilbao Vizcaya Argentaria SA
(7.000% to 02/19/2019, then 5 Year
Euro Swap Rate + 6.155%)
02/19/2019 (Q)	EUR	600,000	639,740
52

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Banco Bilbao Vizcaya Argentaria SA
(9.000% to 05/09/2018, then 5 Year
U.S. Swap Rate + 8.262%)
05/09/2018 (Q)		$400,000	$428,257
Bank of America Corp.
4.200%, 08/26/2024		745,000	746,082
5.000%, 01/21/2044		155,000	161,635
5.625%, 07/01/2020		295,000	327,797
6.400%, 08/28/2017		475,000	508,809
7.750%, 05/14/2038		825,000	1,118,590
Bank of Ireland (7.375% to 06/18/2020,
then 5 Year Euro Swap Rate + 6.956%)
06/18/2020 (Q)	EUR	200,000	226,558
Bank of Nova Scotia
4.500%, 12/16/2025		$810,000	806,330
Barclays Bank PLC
6.050%, 12/04/2017 (S)		1,130,000	1,205,440
Barclays Bank PLC (7.750% to
04/10/2018, then 5 Year U.S. Swap
Rate + 6.833%)
04/10/2023		200,000	213,500
Barclays PLC (8.000% to 12/15/2020,
then 5 Year Euro Swap Rate + 6.750%)
12/15/2020 (Q)	EUR	200,000	235,553
Barclays PLC (8.250% to 12/15/2018,
then 5 Year U.S. Swap Rate + 6.705%)
12/15/2018 (Q)		$225,000	239,558
BPCE SA
5.700%, 10/22/2023 (S)		395,000	414,728
Branch Banking & Trust Company
3.625%, 09/16/2025		825,000	833,169
Brandywine Operating Partnership LP
4.950%, 04/15/2018		325,000	340,160
5.700%, 05/01/2017		300,000	312,916
Capital One Financial Corp.
6.150%, 09/01/2016		465,000	479,138
Capital One NA
1.650%, 02/05/2018		500,000	495,040
2.350%, 08/17/2018		490,000	491,010
CIT Group, Inc.
5.500%, 02/15/2019 (S)		260,000	271,700
Citigroup, Inc.
4.300%, 11/20/2026		250,000	248,925
4.400%, 06/10/2025		275,000	277,882
4.450%, 09/29/2027		1,265,000	1,257,471
4.650%, 07/30/2045		450,000	455,142
5.500%, 09/13/2025		410,000	445,348
CNO Financial Group, Inc.
5.250%, 05/30/2025		20,000	20,350
Credit Agricole SA
4.375%, 03/17/2025 (S)		295,000	285,395
Credit Agricole SA (6.500% to
06/23/2021, then 5 Year Euro Swap
Rate + 5.120%)
06/23/2021 (Q)	EUR	275,000	306,619
Credit Agricole SA (8.125% to
09/19/2018, then 5 Year U.S. Swap
Rate + 6.283%)
09/19/2033 (S)		$200,000	220,426
Credit Suisse Group Funding
Guernsey, Ltd.
3.125%, 12/10/2020 (S)		1,150,000	1,145,294

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Credit Suisse Group Funding
Guernsey, Ltd. (6.250% to 12/18/2024,
then 5 Year U.S. Swap Rate + 3.455%)
12/18/2024 (Q)		$450,000	$449,514
Deutsche Bank AG
4.500%, 04/01/2025		550,000	506,012
Duke Realty LP
3.750%, 12/01/2024		145,000	141,108
GE Capital International Funding
Company
4.418%, 11/15/2035 (S)		344,000	351,170
General Electric Capital Corp.
5.875%, 01/14/2038		108,000	132,208
Hartford Financial Services Group, Inc.
(8.125% to 06/15/2018, then 3 month
LIBOR + 4.6025%)
06/15/2038		145,000	158,594
HCP, Inc.
4.000%, 06/01/2025		400,000	390,790
4.200%, 03/01/2024		175,000	173,967
HSBC Holdings PLC
4.250%, 08/18/2025		600,000	595,542
6.800%, 06/01/2038		230,000	286,278
HSBC USA, Inc.
2.750%, 08/07/2020		210,000	210,111
Intercontinental Exchange, Inc.
2.750%, 12/01/2020		235,000	235,040
Intesa Sanpaolo SpA
2.375%, 01/13/2017		400,000	401,288
JPMorgan Chase & Co.
2.750%, 06/23/2020		600,000	602,796
4.250%, 10/01/2027		1,180,000	1,178,319
5.600%, 07/15/2041		75,000	86,502
5.625%, 08/16/2043		905,000	985,203
6.000%, 01/15/2018		600,000	648,078
KBC Groep NV (5.625% to 03/19/2019,
then 5 Year Euro Swap Rate + 4.759%)
03/19/2019 (Q)	EUR	120,000	130,375
Kimco Realty Corp.
3.400%, 11/01/2022		$30,000	29,734
6.875%, 10/01/2019		310,000	356,090
Liberty Property LP
3.375%, 06/15/2023		180,000	170,751
4.125%, 06/15/2022		150,000	151,791
6.625%, 10/01/2017		185,000	198,531
Lloyds Banking Group PLC (6.375% to
06/27/2020, then 5 Year Euro Swap
Rate + 5.290%)
06/27/2020 (Q)	EUR	450,000	515,817
Lloyds Banking Group PLC (7.000% to
06/27/2019, then 5 Year British Pound
Swap Rate + 5.060%)
06/27/2019 (Q)	GBP	200,000	299,263
Marsh & McLennan Companies, Inc.
2.550%, 10/15/2018		$150,000	151,463
3.500%, 03/10/2025		210,000	206,859
Massachusetts Mutual Life Insurance
Company
8.875%, 06/01/2039 (S)		285,000	413,859
Morgan Stanley
3.950%, 04/23/2027		385,000	373,833
4.000%, 07/23/2025		245,000	252,505
4.300%, 01/27/2045		450,000	429,064
53

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Morgan Stanley (continued)
4.350%, 09/08/2026		$300,000	$301,159
4.875%, 11/01/2022		51,000	54,157
6.625%, 04/01/2018		1,225,000	1,343,382
MSCI, Inc.
5.250%, 11/15/2024 (S)		30,000	30,450
5.750%, 08/15/2025 (S)		15,000	15,375
Nationwide Building Society (6.875% to
06/20/2019, then 5 Year British Pound
Swap Rate + 4.880%)
06/20/2019 (Q)	GBP	460,000	679,827
Navient Corp.
5.500%, 01/15/2019		$120,000	112,200
7.250%, 01/25/2022		55,000	51,425
8.000%, 03/25/2020		10,000	9,880
8.450%, 06/15/2018		35,000	36,838
PNC Funding Corp.
5.625%, 02/01/2017		550,000	571,823
Prologis LP
3.350%, 02/01/2021		480,000	486,108
Realty Income Corp.
3.250%, 10/15/2022		245,000	236,526
6.750%, 08/15/2019		310,000	352,668
Royal Bank of Scotland Group PLC
(7.500% to 08/10/2020, then 5 Year
U.S. Swap Rate + 5.800%)
08/10/2020 (Q)		620,000	645,575
Santander Issuances SAU
5.179%, 11/19/2025		1,400,000	1,378,961
Santander UK Group Holdings PLC
4.750%, 09/15/2025 (S)		370,000	365,119
Santander UK Group Holdings PLC
(6.250% to 03/12/2019, then 5 Year
Euro Swap Rate + 5.410%)
03/12/2019 (Q)	EUR	800,000	821,161
Santander UK Group Holdings PLC
(6.250% to 09/11/2021, then 5 Year
Euro Swap Rate + 5.640%)
09/11/2021 (Q)		100,000	101,557
Societe Generale SA (8.250% to
11/29/2018, then 5 Year U.S. Swap
Rate + 6.394%)
11/29/2018 (Q)		$725,000	768,500
Standard Chartered PLC (6.500% to
04/02/2020, then 5 Year U.S. Swap
Rate + 4.889%)
04/02/2020 (Q)(S)		200,000	193,236
SunTrust Banks, Inc.
3.500%, 01/20/2017		460,000	467,952
Synchrony Financial
2.600%, 01/15/2019		395,000	393,687
The Bank of New York Mellon Corp.
2.600%, 08/17/2020		580,000	582,435
The Bear Stearns Companies LLC
6.400%, 10/02/2017		85,000	91,543
7.250%, 02/01/2018		230,000	253,727
The Goldman Sachs Group, Inc.
2.375%, 01/22/2018		925,000	933,054
2.600%, 04/23/2020		405,000	404,081
2.750%, 09/15/2020		320,000	319,859
4.250%, 10/21/2025		25,000	24,824
4.750%, 10/21/2045		145,000	144,003
5.150%, 05/22/2045		340,000	330,040

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Goldman Sachs Group, Inc. (continued)
6.250%, 02/01/2041	$255,000	$304,147
6.750%, 10/01/2037	590,000	689,210
UDR, Inc.
3.700%, 10/01/2020	115,000	118,846
Ventas Realty LP
4.750%, 06/01/2021	275,000	292,911
Wells Fargo & Company
2.600%, 07/22/2020	160,000	159,658
4.900%, 11/17/2045	750,000	756,981
5.606%, 01/15/2044	455,000	505,322
Welltower, Inc.
4.500%, 01/15/2024	250,000	255,806
5.250%, 01/15/2022	481,000	520,507
		43,677,790
Health care - 2.6%
Actavis Funding SCS
2.350%, 03/12/2018	685,000	685,821
3.000%, 03/12/2020	370,000	369,705
3.850%, 06/15/2024	575,000	576,269
Anthem, Inc.
4.625%, 05/15/2042	225,000	212,465
5.100%, 01/15/2044	125,000	125,390
Cardinal Health, Inc.
1.950%, 06/15/2018	145,000	144,618
3.500%, 11/15/2024	485,000	485,829
Celgene Corp.
4.625%, 05/15/2044	430,000	406,147
Community Health Systems, Inc.
5.125%, 08/01/2021	75,000	74,625
EMD Finance LLC
2.950%, 03/19/2022 (S)	350,000	337,915
Gilead Sciences, Inc.
3.250%, 09/01/2022	130,000	130,944
HCA, Inc.
5.875%, 03/15/2022	130,000	137,150
6.500%, 02/15/2020	135,000	147,083
Hologic, Inc.
5.250%, 07/15/2022 (S)	25,000	25,500
LifePoint Health, Inc.
5.875%, 12/01/2023	35,000	35,525
McKesson Corp.
1.400%, 03/15/2018	305,000	301,072
MEDNAX, Inc.
5.250%, 12/01/2023 (S)	15,000	15,075
Medtronic, Inc.
2.500%, 03/15/2020	285,000	287,098
3.150%, 03/15/2022	160,000	161,774
4.375%, 03/15/2035	375,000	378,865
Mylan NV
3.000%, 12/15/2018 (S)	150,000	149,689
3.750%, 12/15/2020 (S)	170,000	170,184
Perrigo Company PLC
1.300%, 11/08/2016	200,000	198,594
Quintiles Transnational Corp.
4.875%, 05/15/2023 (S)	35,000	35,175
Tenet Healthcare Corp.
6.000%, 10/01/2020	270,000	284,175
UnitedHealth Group, Inc.
3.350%, 07/15/2022	265,000	271,085
3.750%, 07/15/2025	245,000	252,795
4.750%, 07/15/2045	85,000	89,447
54

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
WellCare Health Plans, Inc.
5.750%, 11/15/2020	$85,000	$87,550
Zimmer Biomet Holdings, Inc.
1.450%, 04/01/2017	565,000	562,268
		7,139,832
Industrials - 1.4%
AerCap Ireland Capital, Ltd.
4.500%, 05/15/2021	170,000	172,763
Air Lease Corp.
4.500%, 01/15/2016	475,000	475,012
Aircastle, Ltd.
5.500%, 02/15/2022	20,000	20,550
BAE Systems Holdings, Inc.
2.850%, 12/15/2020 (S)	70,000	69,851
Canadian Pacific Railway Company
9.450%, 08/01/2021	175,000	226,077
Clean Harbors, Inc.
5.125%, 06/01/2021	20,000	20,250
5.250%, 08/01/2020	91,000	92,820
CNH Industrial Capital LLC
4.375%, 11/06/2020	75,000	70,688
Danaher Corp.
2.400%, 09/15/2020	195,000	195,015
3.350%, 09/15/2025	105,000	106,655
EnerSys
5.000%, 04/30/2023 (S)	85,000	84,575
General Electric Company (4.100% to
12/15/2022, then 3 month
LIBOR + 2.320%)
12/15/2022 (Q)	236,860	236,268
Huntington Ingalls Industries, Inc.
5.000%, 11/15/2025 (S)	10,000	10,150
Kansas City Southern
3.000%, 05/15/2023 (S)	575,000	544,224
Lockheed Martin Corp.
2.500%, 11/23/2020	145,000	144,490
4.700%, 05/15/2046	205,000	210,948
Oshkosh Corp.
5.375%, 03/01/2025	50,000	49,000
Penske Truck Leasing Company LP
4.250%, 01/17/2023 (S)	625,000	629,119
4.875%, 07/11/2022 (S)	125,000	130,026
Ryder System, Inc.
2.550%, 06/01/2019	135,000	134,218
Sensata Technologies BV
5.000%, 10/01/2025 (S)	65,000	63,538
5.625%, 11/01/2024 (S)	10,000	10,225
The ADT Corp.
6.250%, 10/15/2021 (L)	200,000	208,910
United Rentals North America, Inc.
4.625%, 07/15/2023	45,000	44,888
5.500%, 07/15/2025	55,000	53,350
		4,003,610
Information technology - 1.2%
Activision Blizzard, Inc.
5.625%, 09/15/2021 (S)	200,000	209,500
Apple, Inc.
3.450%, 02/09/2045	280,000	241,043
Audatex North America, Inc.
6.000%, 06/15/2021 (S)	45,000	45,338
6.125%, 11/01/2023 (S)	55,000	55,344

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Cardtronics, Inc.
5.125%, 08/01/2022	$90,000	$86,850
First Data Corp.
5.000%, 01/15/2024 (S)	15,000	14,925
5.375%, 08/15/2023 (S)	85,000	85,425
HP Enterprise Company
2.450%, 10/05/2017 (S)	440,000	439,648
NCR Corp.
4.625%, 02/15/2021	150,000	142,875
Nokia OYJ
6.625%, 05/15/2039	70,000	71,619
Open Text Corp.
5.625%, 01/15/2023 (S)	35,000	34,650
QUALCOMM, Inc.
3.450%, 05/20/2025	155,000	148,694
TSMC Global, Ltd.
1.625%, 04/03/2018 (S)	600,000	588,136
Visa, Inc.
1.200%, 12/14/2017	430,000	429,558
2.800%, 12/14/2022	520,000	520,935
4.300%, 12/14/2045	340,000	344,620
		3,459,160
Materials - 0.9%
ArcelorMittal
6.250%, 08/05/2020	205,000	163,744
Ball Corp.
4.375%, 12/15/2020	20,000	20,313
Building Materials Corp. of America
5.375%, 11/15/2024 (S)	180,000	179,550
Cascades, Inc.
5.500%, 07/15/2022 (S)	30,000	29,100
5.750%, 07/15/2023 (S)	45,000	43,200
CF Industries, Inc.
4.950%, 06/01/2043	225,000	191,306
5.150%, 03/15/2034	565,000	496,730
Clearwater Paper Corp.
5.375%, 02/01/2025 (S)	85,000	82,238
Corporacion Nacional del Cobre de Chile
4.500%, 09/16/2025 (S)	540,000	508,505
CRH America, Inc.
5.125%, 05/18/2045 (S)	290,000	290,166
Eagle Spinco, Inc.
4.625%, 02/15/2021	100,000	92,000
Freeport-McMoran, Inc.
5.450%, 03/15/2043	35,000	18,200
Graphic Packaging International, Inc.
4.875%, 11/15/2022	90,000	91,125
Norbord, Inc.
6.250%, 04/15/2023 (S)	85,000	83,938
NOVA Chemicals Corp.
5.000%, 05/01/2025 (S)	125,000	121,563
Owens-Brockway Glass Container, Inc.
5.875%, 08/15/2023 (S)	30,000	30,450
Steel Dynamics, Inc.
5.125%, 10/01/2021	30,000	27,750
5.500%, 10/01/2024	45,000	41,063
United States Steel Corp.
7.375%, 04/01/2020	90,000	46,764
		2,557,705
Telecommunication services - 2.2%
AT&T, Inc.
4.750%, 05/15/2046	305,000	279,204
55

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
Digicel Group, Ltd.
7.125%, 04/01/2022	$210,000	$157,500
Frontier Communications Corp.
10.500%, 09/15/2022 (S)	25,000	24,844
GTP Acquisition Partners I LLC
3.482%, 06/16/2025 (S)	730,000	718,685
SBA Tower Trust
2.898%, 10/15/2019 (S)	505,000	493,582
2.933%, 12/15/2017 (S)	520,000	526,191
3.598%, 04/15/2018 (S)	730,000	727,461
Sprint Communications, Inc.
7.000%, 03/01/2020 (S)	25,000	25,063
9.000%, 11/15/2018 (S)	80,000	84,200
Sprint Corp.
7.125%, 06/15/2024	195,000	141,863
T-Mobile USA, Inc.
6.125%, 01/15/2022	10,000	10,275
6.500%, 01/15/2024	15,000	15,300
6.633%, 04/28/2021	65,000	67,925
6.731%, 04/28/2022	175,000	182,438
6.836%, 04/28/2023	25,000	25,875
Verizon Communications, Inc.
2.625%, 02/21/2020	411,000	412,508
4.272%, 01/15/2036	865,000	780,754
4.400%, 11/01/2034	225,000	207,592
4.672%, 03/15/2055	1,178,000	1,021,878
5.012%, 08/21/2054	245,000	224,275
6.550%, 09/15/2043	76,000	90,225
		6,217,638
Utilities - 0.6%
AES Corp.
5.500%, 03/15/2024	195,000	174,038
Calpine Corp.
5.875%, 01/15/2024 (S)	35,000	35,875
Electricite de France SA
4.950%, 10/13/2045 (S)	350,000	339,834
Exelon Corp.
2.850%, 06/15/2020	300,000	298,442
NRG Energy, Inc.
6.250%, 07/15/2022	75,000	65,063
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	145,000	191,731
Progress Energy, Inc.
7.000%, 10/30/2031	270,000	332,440
WEC Energy Group, Inc.
6.200%, 04/01/2033	217,000	248,645
		1,686,068
TOTAL CORPORATE BONDS (Cost $94,954,425)		$91,960,024

CAPITAL PREFERRED SECURITIES - 0.1%
Financials - 0.1%
ACE Capital Trust II
9.700%, 04/01/2030	127,000	183,515
TOTAL CAPITAL PREFERRED SECURITIES (Cost $175,284)		$183,515

MUNICIPAL BONDS - 1.5%
Chicago Transit Authority, Series A
(Illinois) 6.899%, 12/01/2040	40,000	46,162
Chicago Transit Authority, Series B
(Illinois) 6.899%, 12/01/2040	395,000	455,850
New Jersey State Turnpike Authority
7.414%, 01/01/2040	315,000	447,728

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
MUNICIPAL BONDS (continued)
Port Authority of New York & New Jersey
6.040%, 12/01/2029	$100,000	$120,178
Puerto Rico Commonwealth Government
Employees Retirement System, Series A
6.150%, 07/01/2038	475,000	142,538
6.200%, 07/01/2039	525,000	157,379
Puerto Rico Commonwealth Government
Employees Retirement System, Series B
6.550%, 07/01/2058	195,000	58,418
Puerto Rico Commonwealth Government
Employees Retirement System, Series C
6.300%, 07/01/2043	710,000	212,844
State of California
7.300%, 10/01/2039	550,000	768,493
7.550%, 04/01/2039	295,000	428,833
7.600%, 11/01/2040	100,000	148,640
State of Illinois, GO
5.100%, 06/01/2033	105,000	99,335
5.665%, 03/01/2018	540,000	569,133
University of California
4.601%, 05/15/2031	495,000	527,536
TOTAL MUNICIPAL BONDS (Cost $4,220,011)		$4,183,067

TERM LOANS (M) - 3.9%
Consumer discretionary - 1.5%
Acosta, Inc.
4.250%, 09/26/2021	99,003	94,201
Advantage Sales & Marketing, Inc.
4.250%, 07/23/2021	524,809	504,035
Aristocrat International Pty, Ltd.
4.750%, 10/20/2021	107,923	107,309
BJ’s Wholesale Club, Inc.
4.500%, 09/26/2019	519,356	495,336
CCO Safari III LLC
3.500%, 01/24/2023	100,000	99,625
CityCenter Holdings LLC
4.250%, 10/16/2020	199,555	197,975
Delta 2 Lux SARL
4.750%, 07/30/2021	150,000	144,750
Hilton Worldwide Finance LLC
3.500%, 10/26/2020	289,079	288,212
ION Media Networks, Inc.
4.750%, 12/18/2020	176,863	173,105
Neiman Marcus Group, Ltd. LLC
4.250%, 10/25/2020	237,635	209,750
Neptune Finco Corp.
5.000%, 10/09/2022	165,000	164,529
PetSmart, Inc.
4.250%, 03/11/2022	228,850	222,628
Scientific Games International, Inc.
6.000%, 10/01/2021	113,850	103,705
Serta Simmons Bedding LLC
4.250%, 10/01/2019	226,566	225,175
SRAM LLC
4.016%, 04/10/2020	261,918	214,773
The ServiceMaster Company LLC
4.250%, 07/01/2021	442,125	438,119
Town Sports International LLC
4.500%, 11/15/2020	277,001	105,260
Tribune Media Company
3.750%, 12/27/2020	403,729	398,346
		4,186,833
56

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) (continued)
Consumer staples - 0.2%
Albertson’s Holdings LLC
5.500%, 08/25/2021	$208,425	$206,457
Coty, Inc.
TBD 09/22/2022 (T)	70,000	69,300
3.750%, 10/27/2022	35,000	34,913
JBS USA LLC
4.000%, 10/30/2022	110,000	108,213
The Brickman Group, Ltd. LLC
4.000%, 12/18/2020	240,109	232,268
		651,151
Energy - 0.1%
Arch Coal, Inc.
6.250%, 05/16/2018	122,158	55,378
Seadrill Operating LP
4.000%, 02/21/2021	108,070	43,858
Western Refining, Inc.
4.250%, 11/12/2020	147,000	141,488
		240,724
Financials - 0.3%
Asurion LLC
4.250%, 07/08/2020	390,977	356,115
8.500%, 03/03/2021	245,000	208,020
Mizuho Bank, Ltd. TBD 11/06/2022 (T)	175,000	173,469
		737,604
Health care - 0.4%
Brand Energy & Infrastructure
Services, Inc.
4.750%, 11/26/2020	200,900	189,181
Community Health Systems, Inc.
3.750%, 12/31/2019	38,057	36,999
4.000%, 01/27/2021	70,025	68,635
Endo Luxembourg Finance I Company
SARL
3.750%, 09/26/2022	100,000	98,500
Envision Healthcare Corp.
4.500%, 10/28/2022	105,000	104,377
Medpace Holdings, Inc.
4.750%, 04/01/2021	88,302	87,566
Opal Acquisition, Inc.
5.000%, 11/27/2020	290,279	235,851
PRA Holdings, Inc.
4.500%, 09/23/2020	205,152	202,523
		1,023,632
Industrials - 0.5%
AFGlobal Corp.
5.000%, 12/19/2019	117,311	34,998
DTZ Holdings PLC
4.252%, 11/04/2021	99,506	96,935
Fly Funding II SARL
3.500%, 08/09/2019	148,500	146,922
Gardner Denver, Inc.
4.250%, 07/30/2020	391,000	350,923
RBS Global, Inc.
4.000%, 08/21/2020	391,000	378,781
The Kenan Advantage Group, Inc.
4.000%, 07/31/2022	39,900	39,201
TransDigm, Inc.
3.500%, 05/14/2022	223,394	215,814
		1,263,574

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) (continued)
Information technology - 0.4%
Avago Technologies Cayman, Ltd.
TBD 11/06/2022 (T)	$195,000	$192,427
3.750%, 05/06/2021	115,562	115,346
First Data Corp.
3.918%, 03/24/2018	150,000	147,804
4.168%, 07/08/2022	195,000	191,796
NXP Funding LLC
3.750%, 12/07/2020	110,000	109,313
SS&C European Holdings SARL
4.018%, 07/08/2022	12,348	12,244
SS&C Technologies, Inc.
4.007%, 07/08/2022	70,879	70,284
Zayo Group LLC
3.750%, 05/06/2021	390,480	383,856
		1,223,070
Materials - 0.3%
Berry Plastics Group, Inc.
3.750%, 01/06/2021	548,197	539,746
Coveris Holdings SA
4.500%, 05/08/2019	178,058	172,716
FMG Resources August 2006 Pty, Ltd.
4.250%, 06/30/2019	263,683	196,004
The Chemours Company
3.750%, 05/12/2022	29,850	27,275
		935,741
Telecommunication services - 0.2%
Intelsat Jackson Holdings SA
3.750%, 06/30/2019	447,000	421,968
Level 3 Financing, Inc.
4.000%, 01/15/2020	200,000	199,500
		621,468
TOTAL TERM LOANS (Cost $11,734,944)		$10,883,797

COLLATERALIZED MORTGAGE
OBLIGATIONS - 15.7%
Commercial and residential - 13.8%
Adjustable Rate Mortgage Trust
Series 2005-10, Class 5A1,
0.682%, 01/25/2036 (P)	75,897	62,423
Series 2005-10, Class 6A21,
0.922%, 01/25/2036 (P)	114,834	99,428
Alternative Loan Trust
Series 2005-56, Class 5A1,
0.742%, 11/25/2035 (P)	170,134	140,316
Series 2006-9T1, Class A1,
5.750%, 05/25/2036	186,940	156,879
Series 2007-19, Class 2A1,
6.500%, 08/25/2037	97,456	67,381
American Home Mortgage Assets Trust
Series 2006-2, Class 2A1,
0.612%, 09/25/2046 (P)	55,741	39,575
Series 2006-3, Class 2A11,
1.197%, 10/25/2046 (P)	72,238	51,286
Series 2007-2, Class A1,
0.547%, 03/25/2047 (P)	44,039	32,020
Banc of America Commercial
Mortgage Trust, Series 2007-4,
Class A4 5.742%, 02/10/2051 (P)	614,953	639,787
Banc of America Funding Trust,
Series 2006-H, Class 6A1
0.592%, 10/20/2036 (P)	155,610	120,809
57

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
BBCMS Trust, Series 2013-TYSN,
Class A2 3.756%, 09/05/2032 (S)	$330,000	$344,667
BCAP LLC Trust, Series 2006-AA2,
Class A1 0.592%, 01/25/2037 (P)	260,614	208,541
Bear Stearns ALT-A Trust
Series 2005-10, Class 11A1,
0.922%, 01/25/2036 (P)	324,397	256,472
Series 2005-9, Class 11A1,
0.942%, 11/25/2035 (P)	89,296	74,214
Bear Stearns Commercial
Mortgage Securities Trust
Series 2007-PW16, Class A4,
5.722%, 06/11/2040 (P)	236,788	242,392
Series 2007-T26, Class A4,
5.471%, 01/12/2045 (P)	318,675	327,986
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
0.602%, 10/25/2036 (P)	23,587	19,526
Chase Mortgage Finance Trust,
Series 2005-S3, Class A10
5.500%, 11/25/2035	290,000	280,698
CHL Mortgage Pass-Through Trust
Series 2005-2, Class 2A3,
0.901%, 03/25/2035 (P)	20,213	16,405
Series 2007-12, Class A9,
5.750%, 08/25/2037	134,386	125,973
Series 2007-HY1, Class 1A1,
2.632%, 04/25/2037 (P)	23,752	22,282
Series 2007-HY4, Class 1A1,
2.718%, 09/25/2047 (P)	304,542	272,877
Citigroup Commercial Mortgage Trust
Series 2008-C7, Class A4,
6.137%, 12/10/2049 (P)	235,265	247,360
Series 2013-GC15, Class A4,
4.371%, 09/10/2046 (P)	785,000	846,543
Series 2014-GC19, Class A4,
4.023%, 03/10/2047	395,000	414,467
Series 2014-GC23, Class XA IO,
1.133%, 07/10/2047	2,497,178	168,850
Series 2015-GC29, Class AA IO,
1.175%, 04/10/2048	2,129,812	157,236
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2007-CD4,
Class A4 5.322%, 12/11/2049	758,971	771,725
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B
6.044%, 12/10/2049 (P)	547,061	563,929
Commercial Mortgage Trust (Bank of
America Merrill Lynch/Deutsche Bank
AG), Series 2013-WWP, Class A2
3.424%, 03/10/2031 (S)	800,000	806,894
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2013-CR12, Class A4,
4.046%, 10/10/2046	405,111	427,458
Series 2013-CR9, Class A4,
4.234%, 07/10/2045 (P)	300,109	322,495
Series 2014-CR16, Class A4,
4.051%, 04/10/2047	480,000	504,574
Series 2014-CR17, Class A5,
3.977%, 05/10/2047	390,000	407,302

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG) (continued)
Series 2014-CR18, Class A5,
3.828%, 07/15/2047	$635,000	$657,671
Series 2014-UBS4, Class A5,
3.694%, 08/10/2047	465,000	472,414
Series 2015-CR26, Class A4,
3.630%, 10/10/2048	585,000	589,798
Commercial Mortgage Trust (Deutsche
Bank AG)
Series 2006-C7, Class A4,
5.768%, 06/10/2046 (P)	302,391	304,881
Series 2013-300P, Class A1,
4.353%, 08/10/2030 (S)	260,000	276,821
Series 2014-LC15, Class A4,
4.006%, 04/10/2047	305,000	318,997
Commercial Mortgage Trust (Deutsche
Bank AG/UBS), Series 2014-UBS2,
Class A5 3.961%, 03/10/2047	425,000	440,764
Credit Suisse Commercial Mortgage Trust,
Series 2006-C4, Class A3
5.467%, 09/15/2039	509,107	514,479
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C3,
Class AJ 4.771%, 07/15/2037	5,046	5,042
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class XA IO,
0.904%, 06/15/2057	5,698,730	326,357
Series 2015-C3, Class A4,
3.718%, 08/15/2048	722,000	731,352
Deutsche Alt-A Securities Mortgage
Loan Trust, Series 2007-AR2, Class A1
0.572%, 03/25/2037 (P)	126,496	91,753
FREMF Mortgage Trust
Series 2010-K8, Class B,
5.249%, 09/25/2043 (P)(S)	520,000	561,442
Series 2012-K706, Class B,
4.028%, 11/25/2044 (P)(S)	380,000	389,610
Series 2014-K503, Class B,
3.008%, 10/25/2047 (P)(S)	465,000	461,250
General Electric Capital Assurance
Company, Series 2003-1, Class A5
5.743%, 05/12/2035 (P)(S)	500,220	540,776
GMACM Mortgage Loan Trust
Series 2005-AR5, Class 4A1,
3.074%, 09/19/2035 (P)	70,678	65,248
Series 2006-AR1, Class 1A1,
3.104%, 04/19/2036 (P)	395,940	357,509
GS Mortgage Securities Trust
Series 2012-ALOH, Class A,
3.551%, 04/10/2034 (S)	670,000	688,662
Series 2014-GC20, Class A5,
3.862%, 06/10/2047	610,000	632,354
Series 2014-GC20, Class A5,
3.998%, 04/10/2047	395,000	412,904
GSR Mortgage Loan Trust,
Series 2006-AR1, Class 2A1
2.869%, 01/25/2036 (P)	19,624	18,214
HarborView Mortgage Loan Trust
Series 2005-8, Class 1A2A,
0.732%, 09/19/2035 (P)	81,763	64,351
58

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
HarborView Mortgage Loan Trust (continued)
Series 2006-12, Class 2A13,
0.642%, 12/19/2036 (P)	$388,067	$269,067
Series 2006-12, Class 2A2A,
0.592%, 01/19/2038 (P)	125,186	102,105
Hilton USA Trust, Series 2013-HLT,
Class AFX 2.662%, 11/05/2030 (S)	825,000	825,727
IndyMac INDA Mortgage Loan Trust,
Series 2006-AR3, Class 1A1
2.876%, 12/25/2036 (P)	146,234	128,542
IndyMac INDX Mortgage Loan Trust,
Series 2005-AR13, Class 1A1
2.674%, 08/25/2035 (P)	98,555	78,390
JPMBB Commercial
Mortgage Securities Trust
Series 2014-C19, Class A4,
3.997%, 04/15/2047	395,000	412,631
Series 2014-C21, Class A5,
3.775%, 08/15/2047	310,000	318,922
Series 2014-C22, Class A4,
3.801%, 09/15/2047	310,000	317,379
Series 2013-C17, Class A4,
4.199%, 01/15/2047	250,000	265,237
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2007-CB19, Class A4,
5.695%, 02/12/2049 (P)	577,841	595,979
Series 2008-C2, Series A4,
6.068%, 02/12/2051	432,970	457,880
Series 2012-WLDN, Class A,
3.905%, 05/05/2030 (S)	469,777	487,629
Series 2013-C16, Class A4,
4.166%, 12/15/2046	530,000	563,305
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	871,631	887,718
JPMorgan Mortgage Trust,
Series 2006-A3, Class 3A2
2.867%, 05/25/2036 (P)	38,431	34,159
LB-UBS Commercial Mortgage Trust
Series 2007-C6, Class A4,
5.858%, 07/15/2040 (P)	492,983	507,167
Series 2006-C4, Class A4,
5.820%, 06/15/2038 (P)	850,405	857,855
Series 2007-C2, Class A3,
5.430%, 02/15/2040	300,528	308,419
Lehman XS Trust, Series 2006-16N,
Class A4A 0.612%, 11/25/2046 (P)	295,168	231,057
LSTAR Securities Investment
Series 2015-4, Class A1,
2.193%, 04/01/2020 (P)(S)	712,621	702,377
Series 2015-9, Class A1,
4.243%, 10/01/2020 (P)(S)	841,937	827,203
Merrill Lynch Mortgage Investors Trust,
Series 2005-A4, Class 1A
2.702%, 07/25/2035 (P)	328,486	261,236
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class A4
5.666%, 05/12/2039 (P)	296,418	296,728
Merrill Lynch/Countrywide
Commercial Mortgage Trust
Series 2007-5, Class A4,
5.378%, 08/12/2048	713,510	730,369

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Merrill Lynch/Countrywide Commercial
Mortgage Trust (continued)
Series 2007-7, Class A4,
5.743%, 06/12/2050 (P)	$536,518	$556,750
Series 2007-9, Class A4,
5.700%, 09/12/2049	432,588	449,967
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2014-C14, Class A5,
4.064%, 02/15/2047	135,000	142,448
Series 2014-C17, Class A5,
3.741%, 08/15/2047	615,000	633,050
Series 2014-C19, Class XA IO,
1.161%, 12/15/2047	1,600,222	103,586
Morgan Stanley Capital I Trust
Series 2006-IQ12, Class A4,
5.332%, 12/15/2043	806,816	821,108
Series 2007-IQ14, Class A4,
5.692%, 04/15/2049 (P)	600,053	615,408
Series 2007-IQ16, Class A4,
5.809%, 12/12/2049	374,104	390,769
Series 2007-T27, Class A4,
5.645%, 06/11/2042 (P)	147,546	154,147
Series 2014-MP, Class A,
3.469%, 08/11/2029 (S)	475,000	486,161
OBP Depositor LLC Trust,
Series 2010-OBP, Class A
4.646%, 07/15/2045 (S)	311,000	335,101
Residential Accredits Loans, Inc. Trust
Series 2006-QO7, Class 1A1,
1.057%, 09/25/2046 (P)	295,002	207,197
Series 2007-QH9, Class A1,
1.530%, 11/25/2037 (P)	156,712	98,207
RFMSI Series Trust, Series 2007-SA2,
Class 2A1 3.151%, 04/25/2037 (P)	39,338	34,330
Sequoia Mortgage Trust, Series 2007-3,
Class 2AA1 2.671%, 07/20/2037 (P)	29,798	25,607
Springleaf Mortgage Loan Trust,
Series 2013-2A, Class M1
3.520%, 12/25/2065 (P)(S)	605,000	608,778
Structured Adjustable Rate Mortgage
Loan Trust, Series 2004-13, Class A2
0.722%, 09/25/2034 (P)	35,053	30,286
Towd Point Mortgage Trust,
Series 2015-4, Class A1B
2.750%, 04/25/2055 (P)(S)	339,025	335,295
UBS-Barclays Commercial
Mortgage Trust, Series 2013-C5,
Class A4 3.185%, 03/10/2046	450,000	451,648
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS1, Class D,
4.105%, 05/15/2048 (P)	40,000	32,187
Series 2015-NXS1, Class XA IO,
1.207%, 05/15/2048	2,134,374	157,136
Series 2015-NXS3, Class XA IO,
1.195%, 09/15/2057	4,713,565	338,048
Wells Fargo Mortgage
Backed Securities Trust
Series 2005-AR16, Class 4A8,
2.737%, 10/25/2035 (P)	225,000	215,703
Series 2014-LC16, Class A5,
3.817%, 08/15/2050	310,000	320,410
59

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Wells Fargo Mortgage Backed
Securities Trust (continued)
Series 2006-AR16, Class A1,
2.736%, 10/25/2036 (P)	$235,400	$222,984
WF-RBS Commercial Mortgage Trust
Series 2013-C15, Class A4,
4.153%, 08/15/2046 (P)	325,000	345,026
Series 2014-C19, Class A5,
4.101%, 03/15/2047	304,634	321,806
Series 2014-C20, Class A5,
3.995%, 05/15/2047	600,000	628,812
Series 2014-C21, Class A5,
3.678%, 08/15/2047	485,000	496,121
Series 2014-LC14, Class A5,
4.045%, 03/15/2047	600,000	631,447
		38,820,023
U.S. Government Agency - 1.9%
Federal Home Loan Mortgage Corp.
Series 2014-DN1, Class M2,
2.622%, 02/25/2024 (P)	329,000	327,897
Series 2014-DN2, Class M2,
2.072%, 04/25/2024 (P)	337,000	331,210
Series 2014-HQ1, Class M2,
2.922%, 08/25/2024 (P)	540,000	544,721
Series 2014-HQ3, Class M2,
3.072%, 10/25/2024 (P)	540,000	547,255
Series 2015-DNA2, Class M2,
3.022%, 12/25/2027 (P)	1,129,000	1,122,790
Series 2015-DNA3, Class M2,
3.272%, 04/25/2028 (P)	1,265,000	1,262,495
Series 2015-HQA1, Class M2,
3.072%, 03/25/2028 (P)	550,000	544,763
Federal National Mortgage Association
Series 2014-04, Class 1M2,
5.322%, 11/25/2024 (P)	95,000	96,790
Series 2014-C02, Class 2M2,
3.022%, 05/25/2024 (P)	40,000	35,994
Series 2014-C03, Class 1M2,
3.422%, 07/25/2024 (P)	220,000	199,487
Series 2014-C03, Class 2M2,
3.322%, 07/25/2024 (P)	155,000	141,446
Government National Mortgage
Association, Series 2006-38, Class XS
IO 6.906%, 09/16/2035	135,128	23,861
		5,178,709
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $45,097,889)		$43,998,732

ASSET BACKED SECURITIES - 17.9%
ABFC Trust, Series 2006-HE1, Class A2D
0.642%, 01/25/2037 (P)	174,422	108,053
Apidos CLO XVII
Series 2014-17A, Class A1A,
1.815%, 04/17/2026 (P)(S)	1,200,000	1,192,472
Series 2014-17A, Class A2A,
2.365%, 04/17/2026 (P)(S)	1,190,000	1,159,204
Apidos CLO XX, Series 2015-20A,
Class A1 1.867%, 01/16/2027 (P)(S)	700,000	694,959
Apidos CLO XXI, Series 2015-21A,
Class A1 1.707%, 07/18/2027 (P)(S)	1,170,000	1,154,496

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Atlas Senior Loan Fund V, Ltd.,
Series 2014-1A, Class A
1.867%, 07/16/2026 (P)(S)	$265,000	$263,021
Atlas Senior Loan Fund VI, Ltd.,
Series 2014-6A, Class A
1.861%, 10/15/2026 (P)(S)	650,000	641,828
Avery Point IV CLO, Ltd.,
Series 2014-1A, Class A
1.840%, 04/25/2026 (P)(S)	885,000	879,262
Avery Point VI CLO, Ltd.,
Series 2015-6A, Class A
1.784%, 08/05/2027 (P)(S)	1,230,000	1,217,920
Babson CLO, Ltd., Series 2015-IA,
Class A 1.747%, 04/20/2027 (P)(S)	1,205,000	1,194,329
BlueMountain CLO, Series 2015-3A,
Class A1 1.813%, 10/20/2027 (P)(S)	1,040,000	1,031,841
CAL Funding II, Ltd., Series 2012-1A,
Class A 3.470%, 10/25/2027 (S)	136,667	134,613
Carlyle Global Market Strategies
Series 2012-1AR, Class BR,
2.117%, 04/20/2022 (P)(S)	350,000	346,749
Series 2014-4, Class B,
2.771%, 10/15/2026 (P)(S)	305,000	305,129
Series 2014-4A, Class A1,
1.821%, 10/15/2026 (P)(S)	425,000	422,119
Series 2015-2A, Class A1,
1.793%, 04/27/2027 (P)(S)	770,000	763,734
Cent CLO 17, Ltd., Series 2013-17A,
Class A1 1.622%, 01/30/2025 (P)(S)	665,000	658,678
Cent CLO 21, Ltd., Series 2014-21A,
Class A1A 1.813%, 07/27/2026 (P)(S)	595,000	590,476
Cent CLO 22, Ltd., Series 2014-22A,
Class A1 1.824%, 11/07/2026 (P)(S)	445,000	440,862
Cent CLO 23, Ltd.
Series 2015-23A, Class A1,
1.805%, 04/17/2026 (P)(S)	770,000	763,244
Series 2015-23A, Class A2A,
2.365%, 04/17/2026 (P)(S)	310,000	304,568
CIFC Funding, Ltd.
Series 2012-2A, Class A1R,
1.802%, 12/05/2024 (P)(S)	910,000	906,539
Series 2012-2A, Class A3R,
3.152%, 12/05/2024 (P)(S)	505,000	492,482
Series 2014-2A, Class A1L,
1.862%, 05/24/2026 (P)(S)	890,000	879,450
CPS Auto Trust
Series 2012-C, Class A,
1.820%, 12/16/2019 (S)	81,345	81,007
Series 2013-D, Class A,
1.540%, 07/16/2018 (S)	82,411	82,194
Credit Acceptance Auto Loan Trust
Series 2013-2A, Class A,
1.500%, 04/15/2021 (S)	349,180	348,825
Series 2014-1A, Class A,
1.550%, 10/15/2021 (S)	700,000	697,032
Series 2014-2A, Class A,
1.880%, 03/15/2022 (S)	770,000	766,352
Dryden Senior Loan Fund
Series 2012-24RA, Class AR,
1.652%, 11/15/2023 (P)(S)	499,000	496,546
Series 2015-38A, Class A,
1.751%, 07/15/2027 (P)(S)	660,000	653,704
60

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
First Investors Auto Owner Trust
Series 2013-1A, Class B,
1.810%, 10/15/2018 (S)	$120,000	$120,007
Series 2014-1A, Class A3,
1.490%, 01/15/2020 (S)	245,000	244,578
Series 2014-3A, Class A3,
1.670%, 11/16/2020 (S)	635,000	631,025
Series 2014-3A, Class B,
2.390%, 11/16/2020 (S)	170,000	169,240
Flagship Credit Auto Trust, Series 2014-1,
Class A 1.210%, 04/15/2019 (S)	97,075	96,612
Ford Credit Floorplan Master
Owner Trust A, Series 2014-1, Class B
1.400%, 02/15/2019	150,000	149,823
Galaxy XIX CLO, Ltd., Series 2015-19A,
Class A1A 1.870%, 01/24/2027 (P)(S)	895,000	887,359
Galaxy XVII CLO, Ltd., Series 2014-17A,
Class B 2.421%, 07/15/2026 (P)(S)	530,000	515,196
GM Financial Automobile Leasing Trust,
Series 2014-2A, Class B
1.960%, 03/20/2018 (S)	130,000	129,493
Green Tree Agency Advance Fund,
Series 2015-T2, Class AT2
3.095%, 10/15/2048 (S)	380,000	375,949
GSAA Home Equity Trust
Series 2006-15, Class AF6,
5.876%, 09/25/2036 (P)	551,206	303,883
Series 2006-20, Class 2A1A,
0.472%, 12/25/2046 (P)	525,694	343,983
Series 2006-10, Class AF3,
5.985%, 06/25/2036 (P)	217,684	116,336
GSAA Trust
Series 2005-7, Class AF4,
5.058%, 05/25/2035 (P)	325,000	304,861
Series 2007-3, Class 1A2,
0.592%, 03/25/2047 (P)	528,083	263,527
GSAMP Trust, Series 2007-FM2,
Class A2B 0.512%, 01/25/2037 (P)	331,058	197,487
Highbridge Loan Management, Ltd.,
Series 2015-6A, Class A
1.784%, 05/05/2027 (P)(S)	485,000	478,453
Huntington Auto Trust, Series 2012-1,
Class B 1.710%, 08/15/2017	291,000	291,049
Louisiana Local Government
Environmental Facilities &
Communities Development Authority,
Series 2010-ELL, Class A2
2.470%, 02/01/2019	619,036	621,450
Madison Park Funding XII, Ltd.,
Series 2014-12A, Class B1
2.467%, 07/20/2026 (P)(S)	530,000	521,849
Madison Park Funding, Ltd.,
Series 2013-11A, Class A1A
1.596%, 10/23/2025 (P)(S)	721,165	707,058
Magnetite CLO, Ltd., Series 2012-7A,
Class C 4.821%, 01/15/2025 (P)(S)	622,000	622,248
Magnetite IX, Ltd., Series 2014-9A,
Class A1 1.740%, 07/25/2026 (P)(S)	915,000	908,259
Magnetite VIII, Ltd., Series 2014-8A,
Class A 1.801%, 04/15/2026 (P)(S)	625,000	621,936
Magnetite XII, Ltd., Series 2015-12A,
Class A 1.821%, 04/15/2027 (P)(S)	555,000	551,295

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Newcastle Mortgage Securities Trust,
Series 2007-1, Class 2A3
0.652%, 04/25/2037 (P)	$175,000	$119,802
NRZ Advance Receivables Trust Advance
Receivables Backed 201,
Series 2015-T2, Class AT2
3.302%, 08/17/2048 (S)	2,035,000	2,020,780
Oaktree EIF II Series A1, Ltd.,
Series 2015-B1A, Class A
1.912%, 02/15/2026 (P)(S)	775,000	766,322
OCP CLO, Ltd., Series 2015-8A,
Class A1 1.845%, 04/17/2027 (P)(S)	1,065,000	1,051,110
Ocwen Master Advance Receivables Trust,
Series 2015-1, AT1
2.537%, 09/17/2046 (S)	620,000	619,458
OHA Credit Partners VII, Ltd.,
Series 2012-7A, Class A
1.790%, 11/20/2023 (P)(S)	565,000	562,137
OHA Credit Partners VIII, Ltd.,
Series 2013-8A, Class A
1.437%, 04/20/2025 (P)(S)	856,000	838,890
OHA Loan Funding, Ltd., Series 2015-1A,
Class A 1.862%, 02/15/2027 (P)(S)	910,000	903,796
OZLM XII, Ltd., Series 2015-12A,
Class A1 1.726%, 04/30/2027 (P)(S)	1,025,000	1,012,154
Prestige Auto Receivables Trust,
Series 2012-1, Class B
2.490%, 04/16/2018 (S)	286,341	287,040
Race Point IX CLO, Ltd., Series 2015-9A,
Class A1 1.831%, 04/15/2027 (P)(S)	945,000	936,247
Santander Drive Auto Receivables Trust
Series 2013-5, Class C,
2.250%, 06/17/2019	110,000	110,389
Series 2014-1, Class C,
2.360%, 04/15/2020	470,000	470,717
Series 2014-4, Class B,
1.820%, 05/15/2019	185,000	185,160
Series 2015-2, Class B,
1.830%, 01/15/2020	735,000	731,838
Securitized Asset Backed
Receivables LLC Trust,
Series 2006-HE1, Class A2B
0.512%, 07/25/2036 (P)	182,629	88,004
Shackleton 2015-VIII CLO, Ltd.,
Series 2015-8A, Class A1
1.837%, 10/20/2027 (P)(S)	1,035,000	1,024,408
Sound Point CLO IV, Ltd.,
Series 2013-3A, Class A
1.686%, 01/21/2026 (P)(S)	623,000	613,869
Sound Point CLO VIII, Ltd.,
Series 2015-1A, Class A
1.851%, 04/15/2027 (P)(S)	755,000	743,456
Soundview Home Loan Trust,
Series 2007-OPT2, Class 2A3
0.602%, 07/25/2037 (P)	45,000	28,399
SpringCastle America Funding LLC,
Series 2014-AA, Class A
2.700%, 05/25/2023 (S)	494,059	492,950
Springleaf Funding Trust,
Series 2014-AA, Class A
2.410%, 12/15/2022 (S)	715,000	712,942
SPS Servicer Advance Receivables Trust,
Series 2015-T3, Class AT3
2.920%, 07/15/2047 (S)	630,000	629,420
61

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Treman Park CLO LLC, Series 2015-1A,
Class A 1.817%, 04/20/2027 (P)(S)	$775,000	$767,644
Venture XI CLO, Ltd., Series 2012-11AR,
Class AR 1.662%, 11/14/2022 (P)(S)	1,085,000	1,078,564
Venture XXI CLO, Ltd., Series 2015-21A,
Class A 1.773%, 07/15/2027 (P)(S)	915,000	907,801
Voya CLO, Ltd.
Series 2012-1RA, Class A2R,
2.186%, 03/14/2022 (P)(S)	500,000	499,786
Series 2012-3AR, Class BR,
2.271%, 10/15/2022 (P)(S)	550,000	547,044
Series 2015-1A, Class A1,
1.795%, 04/18/2027 (P)(S)	730,000	721,971
Series 2015-1A, Class A2,
2.415%, 04/18/2027 (P)(S)	255,000	245,331
Westlake Automobile Receivables Trust,
Series 2014-2A, Class B
1.580%, 04/15/2020 (S)	795,000	793,458
TOTAL ASSET BACKED SECURITIES (Cost $50,703,651)		$50,355,531

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	24,439	244,503
TOTAL SECURITIES LENDING
COLLATERAL (Cost $244,511)		$244,503

SHORT-TERM INVESTMENTS - 3.8%
Repurchase agreement - 3.8%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2015 at 0.360%
to be repurchased at $3,100,124 on
01/04/2016, collateralized by
$2,942,706 Federal National Mortgage
Association, 4.000% due 04/01/2043
(valued at $3,162,001,
including interest)	$3,100,000	$3,100,000
Goldman Sachs Tri-Party Repurchase
Agreement dated 12/31/2015 at 0.320%
to be repurchased at $7,600,270 on
01/04/2016, collateralized by
$7,735,554 Federal National Mortgage
Association, 3.000% due 09/01/2043
(valued at $7,752,000,
including interest)	7,600,000	7,600,000
		10,700,000
TOTAL SHORT-TERM INVESTMENTS (Cost $10,700,000)		$10,700,000
Total Investments (Investment Quality Bond Trust)
(Cost $332,991,722) - 116.4%		$326,750,146
Other assets and liabilities, net - (16.4%)		(46,113,307)
TOTAL NET ASSETS - 100.0%		$280,636,839

Money Market Trust

	Shares or
	Principal
	Amount	Value
COMMERCIAL PAPER - 58.0%
Abbott Laboratories
0.360%, 01/15/2016 *	$41,000,000	$40,994,260
0.420%, 02/11/2016 *	57,000,000	56,972,730

Money Market Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMERCIAL PAPER (continued)
American Honda Finance Corp.
0.430%, 02/05/2016*	$50,000,000	$49,979,097
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.380%, 01/07/2016 *	68,000,000	67,995,693
0.470%, 02/23/2016 *	30,000,000	29,979,242
BMW US Capital LLC
0.380%, 01/14/2016 *	25,000,000	24,996,569
0.400%, 01/19/2016 *	50,000,000	49,990,000
0.400%, 01/20/2016 *	23,000,000	22,995,144
Caisse Centrale Desjardins
0.400%, 01/05/2016 *	25,000,000	24,998,889
0.470%, 01/26/2016 *	73,000,000	72,976,174
Caterpillar Financial Services Corp.
0.400%, 01/20/2016 *	4,140,000	4,139,126
0.450%, 02/19/2016 *	26,000,000	25,984,075
Chevron Corp.
0.400%, 01/28/2016 *	50,000,000	49,985,000
0.400%, 02/03/2016 *	48,000,000	47,982,400
Exxon Mobil Corp.
0.390%, 01/12/2016 *	60,000,000	59,992,850
0.390%, 01/13/2016 *	38,000,000	37,995,060
MetLife Short Term Funding LLC
0.160%, 01/05/2016*	36,000,000	35,999,360
National Rural Utilities
Cooperative Finance Corp.
0.370%, 01/11/2016 *	45,000,000	44,995,375
0.420%, 02/03/2016 *	50,000,000	49,980,750
PepsiCo, Inc.
0.340%, 01/28/2016*	28,000,000	27,992,860
Province of Ontario, Canada
0.390%, 01/28/2016 *	50,000,000	49,985,375
0.410%, 02/16/2016 *	18,620,000	18,610,245
Province of Quebec, Canada
0.400%, 01/15/2016 *	31,150,000	31,145,154
0.400%, 01/19/2016 *	12,160,000	12,157,568
Scotiabanc, Inc.
0.430%, 01/19/2016 *	68,000,000	67,985,380
Telstra Corp., Ltd.
0.430%, 01/19/2016 *	25,000,000	24,994,625
The Estee Lauder Companies, Inc.
0.400%, 01/19/2016 *	20,000,000	19,996,000
Total Capital Canada, Ltd.
0.450%, 01/21/2016 *	48,505,000	48,492,874
Wal-Mart Stores, Inc.
0.320%,01/04/2016 *	39,710,000	39,708,941
TOTAL COMMERCIAL PAPER (Cost $1,140,000,816)		$1,140,000,816

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 34.0%
U.S. Government - 16.2%
U.S. Treasury Bill
0.190%, 01/21/2016 *	100,000,000	99,989,444
0.193%, 01/14/2016 *	105,000,000	104,992,701
0.456%, 06/30/2016 *	16,350,000	16,312,515
0.475%, 06/23/2016*	23,790,000	23,735,382
0.525%, 06/23/2016 *	74,020,000	73,832,174
U.S. Government Agency - 17.8%
Federal Home Loan Bank
0.240%, 01/08/2016 *	46,900,000	46,897,811
0.400%, 03/30/2016 to 03/31/2016 *	152,020,000	151,869,091
0.560%, 05/16/2016 *	29,819,000	29,755,916
0.580%, 06/29/2016 *	92,000,000	91,733,200

62

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Bank (continued)
0.590%, 06/24/2016 *	$30,070,000	$29,983,758
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $669,101,992)		$669,101,992

CERTIFICATE OF DEPOSIT - 8.7%
Bank of Nova Scotia
0.582%, 02/25/2016 (P)*	30,000,000	30,000,000
Canadian Imperial Bank of Commerce
0.426%, 01/08/2016 (P)*	41,500,000	41,500,000
Sumitomo Mitsui Trust Bank, Ltd.
0.230%, 01/05/2016 *	60,000,000	60,000,000
0.230%, 01/06/2016 *	40,000,000	40,000,000
TOTAL CERTIFICATE OF DEPOSIT (Cost $171,500,000)		$171,500,000
Total Investments (Money Market Trust)
(Cost $1,980,602,808) - 100.7%		$1,980,602,808
Other assets and liabilities, net - (0.7%)		(13,338,337)
TOTAL NET ASSETS - 100.0%		$1,967,264,471

Money Market Trust B

	Shares or
	Principal
	Amount	Value
COMMERCIAL PAPER - 65.1%
Abbott Laboratories
0.420%, 02/11/2016 *	$8,000,000	$7,996,173
0.420%, 03/01/2016 *	14,000,000	13,990,200
American Honda Finance Corp. 0.400%,
01/19/2016 *	22,000,000	21,995,600
Apple, Inc. 0.320%, 01/25/2016 *	3,060,000	3,059,347
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.380%,
01/07/2016 *	22,000,000	21,998,607
BMW US Capital LLC
0.400%, 01/20/2016 *	7,000,000	6,998,522
0.440%, 02/29/2016 *	15,000,000	14,989,183
CAFCO LLC 0.400%, 03/03/2016 *	15,000,000	14,989,667
Caisse Centrale Desjardins
0.400%, 01/05/2016 *	5,000,000	4,999,778
0.470%, 01/26/2016 *	17,000,000	16,994,451
Caterpillar Financial Services Corp. 0.400%,
01/20/2016 *	17,860,000	17,856,230
Chevron Corp.
0.400%, 02/03/2016 *	12,000,000	11,995,600
0.420%, 01/28/2016 *	10,000,000	9,996,850
Exxon Mobil Corp.
0.340%, 02/02/2016 *	9,400,000	9,397,159
0.390%, 01/12/2016 *	2,420,000	2,419,712
0.390%, 01/13/2016 *	9,720,000	9,718,736
Parker-Hannifin Corp. 0.350%, 01/26/2016 *	8,910,000	8,907,834
PepsiCo, Inc. 0.340%, 01/28/2016 *	22,000,000	21,994,390
Province of Quebec, Canada
0.400%, 01/19/2016 *	3,350,000	3,349,330
0.425%, 03/01/2016 *	18,650,000	18,636,790
Scotiabanc, Inc. 0.430%, 01/19/2016 *	17,000,000	16,996,345
Total Capital Canada, Ltd. 0.450%,
01/21/2016 *	9,235,000	9,232,691
Wal-Mart Stores, Inc. 0.320%, 01/04/2016 *	20,000,000	19,999,467

Money Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
COMMERCIAL PAPER (continued)
Washington Gas Light Company 0.420%,
01/19/2016 *	$10,000,000	$9,997,900
TOTAL COMMERCIAL PAPER (Cost $298,510,562)		$298,510,562

CORPORATE INTEREST-BEARING OBLIGATIONS - 4.8%
International Bank for Reconstruction
& Development
0.300%, 01/29/2016 *	12,000,000	11,997,200
0.320%, 01/29/2016*	10,000,000	9,997,511
TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $21,994,711)		$21,994,711

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 20.2%
U.S. Government - 16.3%
U.S. Treasury Bill
0.190%, 01/21/2016 *	25,000,000	24,997,361
0.193%, 01/14/2016 *	20,000,000	19,998,610
0.456%, 06/30/2016*	4,580,000	4,569,500
0.475%, 06/30/2016 *	10,000,000	9,976,118
0.525%, 06/23/2016 *	15,140,000	15,101,582
U.S. Government Agency - 3.9%
Federal Home Loan Bank
0.570%, 06/24/2016 *	8,000,000	7,977,833
0.571%, 06/01/2016 *	10,000,000	9,975,891
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $92,596,895)		$92,596,895

CERTIFICATE OF DEPOSIT - 7.8%
Bank of Nova Scotia 0.582%, 02/25/2016 (P)*	$5,000,000	5,000,000
Canadian Imperial Bank of Commerce
0.426%, 01/08/2016 (P)*	8,500,000	8,500,000
Sumitomo Mitsui Banking Corp. 0.230%,
01/05/2016*	22,000,000	22,000,000
TOTAL CERTIFICATE OF DEPOSIT (Cost $35,500,000)		$35,500,000
Total Investments (Money Market Trust B)
(Cost $448,602,168) - 97.9%		$448,602,168
Other assets and liabilities, net - 2.1%		9,816,551
TOTAL NET ASSETS - 100.0%		$458,418,719

New Income Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 43.2%
U.S. Government - 15.9%
Treasury Inflation Protected Securities
0.375%, 07/15/2025	$1,614,733	$1,560,672
0.625%, 01/15/2024	14,336,876	14,152,734
U.S. Treasury Bonds
2.500%, 02/15/2045	4,985,000	4,463,539
3.000%, 11/15/2044 to 11/15/2045	34,665,000	34,472,069
3.125%, 02/15/2043	29,195,000	29,861,639
3.375%, 05/15/2044	9,275,000	9,934,731
5.375%, 02/15/2031	8,650,000	11,727,878
U.S. Treasury Notes
0.625%, 11/30/2017	28,580,000	28,345,072
63

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
0.875%, 02/28/2017	$29,740,000	$29,752,729
1.250%, 10/31/2018	20,290,000	20,264,211
1.500%, 05/31/2019	48,325,000	48,378,689
U.S. Treasury Strips, PO
1.794%, 05/15/2021	220,000	197,564
		233,111,527
U.S. Government Agency - 27.3%
Federal Home Loan Mortgage Corp.
2.245%, 01/01/2036 (P)	993	1,050
2.250%, 04/01/2037 (P)	77,271	81,385
2.284%, 06/01/2038 (P)	34,137	35,977
2.341%, 09/01/2035 (P)	17,814	18,687
2.390%, 02/01/2035 (P)	47,930	50,664
2.411%, 06/01/2037 (P)	195,041	205,531
2.421%, 05/01/2037 (P)	21,851	23,155
2.435%, 02/01/2037 (P)	74,342	78,896
2.438%, 01/01/2037 (P)	23,820	25,230
2.451%, 01/01/2036 (P)	60,011	63,686
2.455%, 10/01/2036 (P)	109,266	115,154
2.474%, 07/01/2035 (P)	22,518	23,706
2.475%, 07/01/2035 (P)	13,402	14,142
2.500%, 05/01/2028	3,478,751	3,526,209
2.535%, 09/01/2032 (P)	738	777
2.591%, 03/01/2036 (P)	51,990	54,940
2.644%, 02/01/2037 (P)	69,757	74,030
2.701%, 02/01/2038 (P)	66,658	70,741
2.775%, 11/01/2035 (P)	16,169	17,145
2.817%, 02/01/2037 (P)	30,976	32,874
3.000%, 01/01/2043 to 06/01/2043	16,773,082	16,792,925
3.500%, 03/01/2043 to 01/01/2044	9,982,535	10,291,277
4.000%, 05/01/2026 to 02/01/2041	11,874,669	12,590,489
4.500%, 11/01/2018 to 10/01/2039	8,513,103	9,196,704
5.000%, 10/01/2018 to 08/01/2040	3,303,009	3,620,849
5.500%, 03/01/2018 to 12/01/2039	258,067	283,663
5.821%, 12/01/2036 (P)	17,528	18,602
6.000%, 04/01/2017 to 08/01/2038	662,991	745,914
6.043%, 10/01/2036 (P)	31,750	33,665
6.079%, 11/01/2036 (P)	15,770	16,736
6.104%, 10/01/2036 (P)	27,773	29,240
6.421%, 08/01/2036 (P)	12,912	13,665
6.500%, 05/01/2017 to 03/01/2037	187,966	216,446
7.000%, 02/01/2024 to 06/01/2032	5,705	6,639
7.500%, 05/01/2024 to 06/01/2024	691	787
Federal National Mortgage Association
1.861%, 10/01/2033 to 12/01/2035 (P)	29,603	30,557
2.064%, 07/01/2027 (P)	253	259
2.271%, 07/01/2035 (P)	19,855	20,807
2.275%, 12/01/2035 (P)	5,649	5,925
2.297%, 07/01/2036 (P)	154,025	162,111
2.374%, 08/01/2037 (P)	36,704	38,835
2.399%, 05/01/2038 (P)	139,645	148,199
2.402%, 09/01/2035 (P)	75,837	79,806
2.412%, 05/01/2038 (P)	62,331	66,149
2.448%, 08/01/2036 (P)	76,897	81,217
2.455%, 04/01/2038 (P)	31,428	33,354
2.460%, 05/01/2038 (P)	29,829	31,656
2.465%, 12/01/2035 (P)	2,506	2,651
2.500%, 10/01/2027 to 01/01/2043	22,206,809	22,265,295
2.581%, 12/01/2035 (P)	11,348	12,040
2.602%, 08/01/2038 (P)	15,378	16,320
3.000%, TBA (C)	8,500,000	8,500,427

New Income Trust (continued)

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
3.000%, 01/01/2027 to 10/01/2043		$31,962,705	$32,213,076
3.000%, 04/01/2043 (C)		2,733,172	2,740,675
3.500%, TBA (C)		3,580,000	3,692,821
3.500%, 06/01/2042 to 04/01/2045		22,284,428	23,018,891
4.000%, TBA (C)		16,655,000	17,620,977
4.000%, 11/01/2025 to 12/01/2045		31,201,437	33,100,854
4.500%, 05/01/2019 to 09/01/2042		22,227,968	24,068,967
5.000%, 05/01/2018 to 07/01/2042		22,877,196	25,210,911
5.500%, 05/01/2016 to 09/01/2041		11,523,646	12,929,985
5.687%, 01/01/2019 (P)		96	100
6.000%, 09/01/2017 to 09/01/2038		7,965,501	9,016,942
6.062%, 09/01/2036 (P)		4,896	5,174
6.500%, 06/01/2017 to 06/01/2039		2,938,076	3,368,190
7.000%, 12/01/2029 to 04/01/2037		15,660	18,143
Government National
Mortgage Association
2.500%, 11/20/2042 to 07/20/2043		10,082,740	9,821,625
3.000%, 07/15/2042 to 09/20/2043		4,252,631	4,328,046
3.000%, 09/20/2044 (C)		3,313,328	3,364,623
3.500%, TBA (C)		14,935,000	15,568,363
3.500%, 09/15/2041 to 08/20/2045		39,902,706	41,670,683
4.000%, TBA (C)		6,175,000	6,556,507
4.000%, 09/20/2040 to 09/20/2045		15,755,705	16,812,708
4.500%, 01/15/2019 to 09/20/2040		8,477,863	9,178,025
5.000%, 01/15/2019 to 03/20/2041		3,947,204	4,365,286
5.500%, 02/15/2029 to 06/20/2044		4,802,004	5,392,090
6.000%, 03/15/2016 to 04/20/2039		2,326,667	2,632,114
6.500%, 08/15/2016 to 09/15/2038		1,715,778	1,963,562
7.000%, 04/15/2017 to 10/20/2036		718,553	838,383
9.250%, 02/15/2017 to 12/15/2019		1,376	1,527
9.750%, 07/15/2017 to 02/15/2021		1,725	1,970
10.250%, 11/15/2020		1,041	1,200
			399,369,606
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $629,633,391)			$632,481,133

FOREIGN GOVERNMENT
OBLIGATIONS - 1.4%
Bermuda - 0.3%
Government of Bermuda
4.138%, 01/03/2023 (S)		2,075,000	2,057,622
5.603%, 07/20/2020 (S)		2,190,000	2,395,313
			4,452,935
Mexico - 0.8%
Government of Mexico
4.000%, 10/02/2023		2,352,000	2,382,576
4.500%, 12/04/2025	MXN	22,547,123	1,437,755
6.500%, 06/10/2021		21,350,000	1,281,562
7.750%, 12/14/2017 to 11/13/2042		83,115,000	5,205,452
8.500%, 11/18/2038		16,590,000	1,130,920
			11,438,265
Morocco - 0.1%
Kingdom of Morocco
4.250%, 12/11/2022 (S)		$1,695,000	1,678,050
64

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

New Income Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Poland - 0.2%
Republic of Poland
5.750%, 10/25/2021	PLN	7,500,000	$2,251,094
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $21,906,110)			$19,820,344

CORPORATE BONDS - 32.0%
Consumer discretionary - 5.6%
21st Century Fox America, Inc.
4.750%, 09/15/2044		$3,790,000	3,644,520
6.900%, 08/15/2039		1,215,000	1,436,505
Altice Luxembourg SA
7.625%, 02/15/2025 (S)		2,175,000	1,875,938
Amazon.com, Inc.
3.800%, 12/05/2024		2,535,000	2,638,504
4.950%, 12/05/2044		5,310,000	5,657,348
CCO Holdings LLC
6.625%, 01/31/2022		1,530,000	1,612,238
CCO Safari II LLC
4.908%, 07/23/2025 (S)		3,730,000	3,726,333
6.484%, 10/23/2045 (S)		1,990,000	1,990,706
Delphi Automotive PLC
4.250%, 01/15/2026		910,000	914,596
Delphi Corp.
4.150%, 03/15/2024		1,770,000	1,784,854
5.000%, 02/15/2023		1,885,000	1,994,330
DISH DBS Corp.
5.125%, 05/01/2020		835,000	826,650
Dollar Tree, Inc.
5.750%, 03/01/2023 (S)		2,375,000	2,475,938
Expedia, Inc.
5.000%, 02/15/2026 (S)		3,520,000	3,437,178
General Motors Company
4.000%, 04/01/2025		1,560,000	1,477,886
5.200%, 04/01/2045		1,220,000	1,148,546
6.250%, 10/02/2043		1,845,000	1,946,730
General Motors Financial Company, Inc.
6.750%, 06/01/2018		2,285,000	2,476,451
Hyatt Hotels Corp.
3.375%, 07/15/2023		660,000	627,054
INVISTA Finance LLC
4.250%, 10/15/2019 (S)		1,115,000	1,081,550
Neptune Finco Corp.
10.125%, 01/15/2023 (S)		600,000	625,500
New Red Finance, Inc.
4.625%, 01/15/2022 (S)		850,000	852,125
Newell Rubbermaid, Inc.
3.900%, 11/01/2025		715,000	645,433
O’Reilly Automotive, Inc.
4.875%, 01/14/2021		3,970,000	4,295,810
Omnicom Group, Inc.
3.650%, 11/01/2024		2,815,000	2,788,635
QVC, Inc.
3.125%, 04/01/2019		3,475,000	3,430,527
4.375%, 03/15/2023		2,300,000	2,184,204
4.450%, 02/15/2025		340,000	315,365
4.850%, 04/01/2024		2,960,000	2,834,872
5.125%, 07/02/2022		975,000	971,957
Sabre GLBL, Inc.
5.375%, 04/15/2023 (S)		400,000	398,000
Sirius XM Radio, Inc.
5.250%, 08/15/2022 (S)		4,271,000	4,505,905

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
The Home Depot, Inc.
3.350%, 09/15/2025	$895,000	$915,116
The Interpublic Group of Companies, Inc.
3.750%, 02/15/2023	1,615,000	1,554,063
4.000%, 03/15/2022	2,365,000	2,368,585
The Priceline Group, Inc.
3.650%, 03/15/2025	2,135,000	2,078,109
Time Warner Cable, Inc.
6.550%, 05/01/2037	985,000	996,268
6.750%, 06/15/2039	1,740,000	1,746,187
8.250%, 04/01/2019	940,000	1,080,284
Virgin Media Secured Finance PLC
5.250%, 01/15/2021	860,000	907,300
WPP Finance 2010
4.750%, 11/21/2021	3,650,000	3,933,266
		82,201,366
Consumer staples - 1.6%
CVS Health Corp.
2.800%, 07/20/2020	2,010,000	2,019,867
3.500%, 07/20/2022	1,485,000	1,511,821
5.000%, 12/01/2024 (S)	1,125,000	1,217,719
Imperial Tobacco Finance PLC
2.950%, 07/21/2020 (S)	3,000,000	3,006,828
4.250%, 07/21/2025 (S)	2,170,000	2,202,389
Mead Johnson Nutrition Company
4.125%, 11/15/2025	540,000	544,341
PepsiCo, Inc.
3.100%, 07/17/2022	2,355,000	2,415,239
Pernod-Ricard SA
5.500%, 01/15/2042 (S)	1,255,000	1,264,110
Reynolds American, Inc.
4.000%, 06/12/2022	1,125,000	1,170,287
4.450%, 06/12/2025	1,830,000	1,914,943
5.850%, 08/15/2045	1,005,000	1,116,563
Rite Aid Corp.
6.125%, 04/01/2023 (S)	425,000	439,875
Tyson Foods, Inc.
3.950%, 08/15/2024	3,970,000	4,076,380
		22,900,362
Energy - 3.1%
Anadarko Petroleum Corp.
3.450%, 07/15/2024	280,000	248,869
6.375%, 09/15/2017	1,730,000	1,814,080
APT Pipelines, Ltd.
3.875%, 10/11/2022 (S)	1,125,000	1,082,717
Chesapeake Energy Corp.
8.000%, 12/15/2022 (S)	488,000	239,120
Continental Resources, Inc.
5.000%, 09/15/2022	775,000	571,563
Ecopetrol SA
4.125%, 01/16/2025	1,470,000	1,176,000
Enterprise Products Operating LLC
5.950%, 02/01/2041	2,755,000	2,530,575
KazMunayGas National Company
9.125%, 07/02/2018	800,000	878,896
Kinder Morgan Energy Partners LP
4.300%, 05/01/2024	755,000	649,211
Newfield Exploration Company
5.750%, 01/30/2022	865,000	765,525
Noble Energy, Inc.
3.900%, 11/15/2024	435,000	387,382
4.150%, 12/15/2021	2,845,000	2,758,034
65

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Origin Energy Finance, Ltd.
3.500%, 10/09/2018 (S)	$3,475,000	$3,389,018
Pertamina Persero PT
4.300%, 05/20/2023	705,000	640,865
6.450%, 05/30/2044 (S)	1,055,000	916,500
Petrobras Global Finance BV
5.750%, 01/20/2020	340,000	266,900
Petroleos Mexicanos
5.500%, 06/27/2044	3,855,000	2,900,271
6.500%, 06/02/2041	1,775,000	1,534,488
Range Resources Corp.
4.875%, 05/15/2025 (S)	500,000	380,000
Schlumberger Holdings Corp.
3.000%, 12/21/2020 (S)	1,595,000	1,574,630
4.000%, 12/21/2025 (S)	3,020,000	2,981,673
SESI LLC
6.375%, 05/01/2019	3,325,000	3,086,032
7.125%, 12/15/2021	225,000	200,250
Shell International Finance BV
2.125%, 05/11/2020	2,490,000	2,449,821
3.250%, 05/11/2025	5,110,000	4,989,481
The Williams Companies, Inc.
3.700%, 01/15/2023	3,205,000	2,213,883
7.750%, 06/15/2031	260,000	184,056
8.750%, 03/15/2032	850,000	640,753
Western Gas Partners LP
4.000%, 07/01/2022	2,535,000	2,243,031
Whiting Petroleum Corp.
6.250%, 04/01/2023	425,000	306,000
Williams Partners LP
6.300%, 04/15/2040	2,115,000	1,622,916
WPX Energy, Inc.
7.500%, 08/01/2020	200,000	162,000
8.250%, 08/01/2023	350,000	280,000
		46,064,540
Financials - 10.5%
ABN AMRO Bank NV
4.750%, 07/28/2025 (S)	2,585,000	2,576,470
ACE INA Holdings, Inc.
2.300%, 11/03/2020	1,290,000	1,281,304
4.350%, 11/03/2045	1,030,000	1,046,724
Aflac, Inc.
3.625%, 06/15/2023	4,320,000	4,472,811
Ameriprise Financial, Inc.
7.300%, 06/28/2019	2,530,000	2,923,425
AvalonBay Communities, Inc.
3.500%, 11/15/2025	650,000	643,789
Bank of America Corp.
3.300%, 01/11/2023	4,360,000	4,298,812
4.200%, 08/26/2024	4,965,000	4,972,209
Barclays Bank PLC
5.140%, 10/14/2020	5,995,000	6,508,532
Barclays PLC
2.750%, 11/08/2019	2,095,000	2,087,347
BBVA Bancomer SA
4.375%, 04/10/2024 (S)	2,975,000	2,937,813
BPCE SA
5.700%, 10/22/2023 (S)	4,523,000	4,748,901
Branch Banking & Trust Company
3.625%, 09/16/2025	930,000	939,209
3.800%, 10/30/2026	5,920,000	6,010,866
CNA Financial Corp.
3.950%, 05/15/2024	1,100,000	1,095,623

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
CNA Financial Corp. (continued)
5.875%, 08/15/2020	$2,665,000	$2,954,280
CNO Financial Group, Inc.
4.500%, 05/30/2020	125,000	127,500
5.250%, 05/30/2025	850,000	864,875
Crown Castle Towers LLC
3.222%, 05/15/2042 (S)	205,000	202,265
3.663%, 05/15/2025 (S)	2,200,000	2,135,019
6.113%, 01/15/2040 (S)	3,988,000	4,350,319
DDR Corp.
4.250%, 02/01/2026	3,530,000	3,443,730
Discover Bank
2.000%, 02/21/2018	885,000	879,151
2.600%, 11/13/2018	1,000,000	999,403
3.100%, 06/04/2020	2,285,000	2,291,259
Discover Financial Services
3.750%, 03/04/2025	1,385,000	1,330,734
HSBC Holdings PLC (6.375% to
03/30/2025, then 5 Year
U.S. ISDAFIX + 4.368%)
03/30/2025 (Q)	2,425,000	2,421,969
ING Bank NV
2.450%, 03/16/2020 (S)	1,475,000	1,470,957
5.800%, 09/25/2023 (S)	3,395,000	3,688,841
ING Bank NV (4.125% to 11/21/2018,
then 5 Year U.S. ISDAFIX + 2.700%)
11/21/2023	200,000	203,694
Intesa Sanpaolo SpA
6.500%, 02/24/2021 (S)	465,000	527,464
JPMorgan Chase & Co.
3.875%, 09/10/2024	5,245,000	5,220,097
KeyCorp
2.900%, 09/15/2020	5,155,000	5,137,860
Liberty Mutual Group, Inc.
4.850%, 08/01/2044 (S)	3,530,000	3,269,797
Lloyds Banking Group PLC
4.582%, 12/10/2025 (S)	3,765,000	3,775,128
Morgan Stanley
3.750%, 02/25/2023	8,280,000	8,486,271
5.500%, 07/28/2021	1,405,000	1,574,883
MSCI, Inc.
5.750%, 08/15/2025 (S)	575,000	589,375
Neuberger Berman Group LLC
5.875%, 03/15/2022 (S)	1,695,000	1,762,800
Principal Financial Group, Inc. (4.700% to
05/15/2020, then 3 month
LIBOR + 3.044%)
05/15/2055	2,290,000	2,276,260
Provident Companies, Inc.
7.000%, 07/15/2018	2,360,000	2,611,685
Quicken Loans, Inc.
5.750%, 05/01/2025 (S)	1,525,000	1,452,563
Reinsurance Group of America, Inc.
4.700%, 09/15/2023	3,360,000	3,544,175
6.450%, 11/15/2019	705,000	793,553
Santander UK Group Holdings PLC
2.875%, 10/16/2020	1,240,000	1,231,582
Santander UK PLC
5.000%, 11/07/2023 (S)	3,895,000	4,054,504
Simon Property Group LP
2.500%, 09/01/2020	2,635,000	2,637,393
The Goldman Sachs Group, Inc.
3.625%, 01/22/2023	13,495,000	13,653,377
66

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Goldman Sachs Group, Inc. (continued)
4.250%, 10/21/2025	$1,910,000	$1,896,588
5.750%, 01/24/2022	1,900,000	2,160,904
6.750%, 10/01/2037	1,985,000	2,318,784
UBS Group AG
4.125%, 09/24/2025 (S)	1,320,000	1,319,456
Unum Group
4.000%, 03/15/2024	3,435,000	3,429,459
5.625%, 09/15/2020	1,040,000	1,143,917
US Bank NA
2.125%, 10/28/2019	3,270,000	3,268,712
WEA Finance LLC
3.250%, 10/05/2020 (S)	1,385,000	1,390,856
		153,435,274
Health care - 3.5%
AbbVie, Inc.
3.200%, 11/06/2022	1,060,000	1,043,832
Actavis Funding SCS
3.000%, 03/12/2020	1,675,000	1,673,665
3.450%, 03/15/2022	1,195,000	1,196,908
3.800%, 03/15/2025	2,240,000	2,228,766
4.550%, 03/15/2035	1,200,000	1,166,350
Agilent Technologies, Inc.
3.200%, 10/01/2022	425,000	414,588
3.875%, 07/15/2023	430,000	430,598
AmerisourceBergen Corp.
3.250%, 03/01/2025	790,000	765,316
Anthem, Inc.
3.500%, 08/15/2024	3,250,000	3,173,521
4.650%, 01/15/2043	980,000	932,935
Biogen, Inc.
2.900%, 09/15/2020	590,000	588,705
4.050%, 09/15/2025	2,425,000	2,437,583
Cardinal Health, Inc.
3.750%, 09/15/2025	1,125,000	1,142,781
Celgene Corp.
3.625%, 05/15/2024	3,880,000	3,818,009
3.875%, 08/15/2025	4,020,000	4,007,224
Community Health Systems, Inc.
8.000%, 11/15/2019	2,250,000	2,266,875
Horizon Pharma Financing, Inc.
6.625%, 05/01/2023 (S)	325,000	289,250
Humana, Inc.
3.850%, 10/01/2024	1,995,000	2,009,550
4.950%, 10/01/2044	1,750,000	1,738,413
Kaiser Foundation Hospitals
3.500%, 04/01/2022	2,455,000	2,495,900
Medtronic, Inc.
2.750%, 04/01/2023	425,000	415,153
3.500%, 03/15/2025	7,140,000	7,224,530
4.625%, 03/15/2045	1,395,000	1,438,283
Molina Healthcare, Inc.
5.375%, 11/15/2022 (S)	325,000	325,000
Novant Health, Inc.
5.850%, 11/01/2019	1,445,000	1,626,635
Thermo Fisher Scientific, Inc.
2.400%, 02/01/2019	950,000	949,839
4.150%, 02/01/2024	2,165,000	2,249,991
UnitedHealth Group, Inc.
3.350%, 07/15/2022	985,000	1,007,618
3.750%, 07/15/2025	1,960,000	2,022,363

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Valeant Pharmaceuticals International, Inc.
5.875%, 05/15/2023 (S)	$750,000	$669,375
		51,749,556
Industrials - 2.3%
American Airlines 2013-1 Class A Pass
Through Trust
4.000%, 07/15/2025	3,327,105	3,360,376
American Airlines 2014-1 Class B Pass
Through Trust
4.375%, 10/01/2022	277,172	275,786
American Airlines 2015-1 Class B Pass
Through Trust
3.700%, 05/01/2023	556,264	543,748
Brambles USA, Inc.
4.125%, 10/23/2025 (S)	755,000	759,321
CCCI Treasure, Ltd. (3.500% to
04/21/2020, then 5 Year
CMT + 7.192%)
04/21/2020 (Q)	710,000	697,695
Continental Airlines 2009-1 Pass
Through Trust
9.000%, 07/08/2016	1,140,344	1,176,265
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 01/12/2021	806,472	848,812
Continental Airlines 2012-1 Class A Pass
Through Trust
4.150%, 04/11/2024	1,008,496	1,034,717
CRCC Yupeng, Ltd. (3.950% to
08/01/2019, then 5 Year
CMT + 7.251%)
08/01/2019 (Q)	465,000	470,587
Danaher Corp.
4.375%, 09/15/2045	730,000	754,037
Delta Air Lines 2010-2 Class A Pass
Through Trust
4.950%, 05/23/2019	591,076	620,630
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 04/15/2019	383,235	406,229
ERAC USA Finance LLC
3.800%, 11/01/2025 (S)	1,410,000	1,396,088
GATX Corp.
2.600%, 03/30/2020	880,000	856,498
Heathrow Funding, Ltd.
4.875%, 07/15/2021 (S)	2,585,000	2,777,151
HPHT Finance 15, Ltd.
2.250%, 03/17/2018 (S)	1,217,000	1,208,859
Lockheed Martin Corp.
3.550%, 01/15/2026	1,960,000	1,970,065
3.600%, 03/01/2035	660,000	590,179
3.800%, 03/01/2045	1,635,000	1,448,224
Reliance Intermediate Holdings LP
6.500%, 04/01/2023 (S)	550,000	572,000
Roper Technologies, Inc.
3.000%, 12/15/2020	1,475,000	1,468,985
Transurban Finance Company
Property, Ltd.
4.125%, 02/02/2026 (S)	410,000	403,353
United Airlines 2014-2 Class B Pass
Through Trust
4.625%, 09/03/2022	4,305,000	4,315,763
67

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
US Airways 2012-2 Class A Pass
Through Trust
4.625%, 06/03/2025	$2,421,115	$2,511,907
US Airways 2013-1 Class A Pass
Through Trust
3.950%, 11/15/2025	2,655,056	2,674,969
		33,142,244
Information technology - 1.3%
Alibaba Group Holding, Ltd.
3.125%, 11/28/2021	2,605,000	2,526,524
Arrow Electronics, Inc.
3.500%, 04/01/2022	1,035,000	997,010
Avnet, Inc.
4.875%, 12/01/2022	4,125,000	4,223,608
First Data Corp.
7.000%, 12/01/2023 (S)	575,000	575,000
Harris Corp.
3.832%, 04/27/2025	555,000	546,687
Keysight Technologies, Inc.
4.550%, 10/30/2024	3,085,000	2,966,008
Tencent Holdings, Ltd.
2.875%, 02/11/2020 (S)	1,595,000	1,584,762
3.375%, 05/02/2019 (S)	3,585,000	3,646,056
Visa, Inc.
4.300%, 12/14/2045	2,475,000	2,508,630
		19,574,285
Materials - 0.8%
Alcoa, Inc.
5.125%, 10/01/2024	2,985,000	2,716,350
6.150%, 08/15/2020	1,175,000	1,213,188
ArcelorMittal
6.125%, 06/01/2018	775,000	709,125
BHP Billiton Finance USA, Ltd.
3.850%, 09/30/2023	1,315,000	1,245,200
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/2019 (S)	2,095,000	2,323,826
LYB International Finance BV
4.000%, 07/15/2023	2,420,000	2,413,640
Martin Marietta Materials, Inc.
4.250%, 07/02/2024	980,000	962,288
		11,583,617
Telecommunication services - 2.2%
CC Holdings GS V LLC
2.381%, 12/15/2017	4,208,000	4,212,528
GTP Acquisition Partners I LLC
2.350%, 06/15/2020 (S)	2,870,000	2,783,154
Rogers Communications, Inc.
3.625%, 12/15/2025	680,000	668,921
SBA Tower Trust
2.898%, 10/15/2044 (S)	1,650,000	1,612,693
3.598%, 04/15/2043 (S)	3,575,000	3,562,564
3.869%, 10/15/2049 (S)	2,895,000	2,860,403
Sprint Communications, Inc.
9.000%, 11/15/2018 (S)	2,140,000	2,252,350
T-Mobile USA, Inc.
6.731%, 04/28/2022	1,600,000	1,668,000
Telefonica Emisiones SAU
4.570%, 04/27/2023	150,000	157,249
Verizon Communications, Inc.
4.500%, 09/15/2020	5,050,000	5,426,508

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
Verizon Communications, Inc. (continued)
6.400%, 09/15/2033	$6,750,000	$7,690,471
		32,894,841
Utilities - 1.1%
Exelon Corp.
2.850%, 06/15/2020	830,000	825,690
Exelon Generation Company LLC
2.950%, 01/15/2020	2,300,000	2,292,447
FirstEnergy Corp.
4.250%, 03/15/2023	2,930,000	2,982,520
FirstEnergy Transmission LLC
4.350%, 01/15/2025 (S)	3,065,000	3,108,587
Sempra Energy
2.850%, 11/15/2020	1,005,000	1,001,998
Southern California Gas Company
3.200%, 06/15/2025	3,295,000	3,296,206
Southern Power Company
4.150%, 12/01/2025	1,540,000	1,538,158
Suburban Propane Partners LP
7.375%, 08/01/2021	55,000	52,800
TerraForm Power Operating LLC
5.875%, 02/01/2023 (S)	300,000	248,250
6.125%, 06/15/2025 (S)	325,000	261,625
		15,608,281
TOTAL CORPORATE BONDS (Cost $472,185,302)		$469,154,366

MUNICIPAL BONDS - 1.4%
Chicago O’Hare International Airport
(Illinois) 6.395%, 01/01/2040	1,925,000	2,409,908
Denver City & County School District
No. 1 (Colorado) 4.242%, 12/15/2037	1,575,000	1,557,518
District of Columbia 5.591%, 12/01/2034	375,000	449,066
Florida Hurricane Catastrophe Fund
Finance Corp., Series A
2.995%, 07/01/2020	1,760,000	1,784,851
JobsOhio Beverage System
4.532%, 01/01/2035	1,400,000	1,481,550
Los Angeles Department of Airports
(California) 7.053%, 05/15/2040	1,230,000	1,668,815
Maryland State Transportation Authority
5.888%, 07/01/2043	1,070,000	1,295,492
Metropolitan Water Reclamation District
of Greater Chicago (Illinois)
5.720%, 12/01/2038	1,360,000	1,560,410
New York City Municipal Water Finance
Authority 5.952%, 06/15/2042	840,000	1,084,742
North Carolina Eastern Municipal
Power Agency
1.561%, 07/01/2017	625,000	625,563
2.003%, 07/01/2018	60,000	60,209
Port Authority of New York & New Jersey
4.458%, 10/01/2062	3,050,000	2,904,088
South Carolina State Public Service
Authority 4.322%, 12/01/2027	1,705,000	1,814,154
State of Oregon 5.892%, 06/01/2027	60,000	71,899
University of California
4.131%, 05/15/2045	495,000	485,748
Virginia Commonwealth Transportation
Board 5.350%, 05/15/2035	515,000	591,781
TOTAL MUNICIPAL BONDS (Cost $18,242,498)		$19,845,794
68

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (M) - 1.1%
Consumer discretionary - 0.3%
CCO Safari III LLC
3.500%, 01/24/2023	$1,025,000	$1,021,156
Univision Communications, Inc.
4.000%, 03/01/2020	3,045,027	2,977,147
		3,998,303
Financials - 0.3%
Asurion LLC
5.000%, 05/24/2019	2,003,172	1,884,234
5.000%, 08/04/2022	2,089,500	1,920,599
		3,804,833
Health care - 0.1%
Valeant Pharmaceuticals International, Inc.
4.000%, 04/01/2022	1,042,125	1,002,611
Information technology - 0.3%
Avago Technologies Cayman, Ltd.
TBD 11/06/2022 (T)	2,125,000	2,096,963
First Data Corp.
4.418%, 03/24/2021	1,701,102	1,693,204
Match Group, Inc.
5.500%, 11/16/2022	750,000	742,500
		4,532,667
Telecommunication services - 0.1%
Intelsat Jackson Holdings SA
3.750%, 06/30/2019	2,123,377	2,004,468
TOTAL TERM LOANS (Cost $15,868,305)		$15,342,882

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.4%
Commercial and residential - 10.0%
Alternative Loan Trust, Series 2004-33,
Class 4A1 2.632%, 12/25/2034 (P)	1,412,259	1,353,081
Banc of America
Commercial Mortgage Trust, Inc.
Series 2006-3, Class AM,
5.849%, 07/10/2044 (P)	2,210,000	2,231,979
Series 2007-4, Class AM,
5.809%, 02/10/2051 (P)	2,425,000	2,534,553
Banc of America Funding Corp.,
Series 2005-A, Class 5A1
0.702%, 02/20/2035 (P)	178,098	168,912
Banc of America Mortgage Securities
Series 2005-B, Class 2A1,
2.658%, 03/25/2035 (P)	992,555	916,565
Series 2004-A, Class 2A2,
2.651%, 02/25/2034 (P)	30,098	29,700
Series 2004-D, Class 2A2,
2.721%, 05/25/2034 (P)	12,973	12,857
Series 2004-H, Class 2A2,
2.815%, 09/25/2034 (P)	40,794	39,959
Series 2004-I, Class 3A2,
2.839%, 10/25/2034 (P)	7,493	7,428
Series 2005-J, Class 3A1,
2.982%, 11/25/2035 (P)	701,304	664,565
Citigroup Commercial Mortgage Trust
Series 2015-GC29, Class A4,
3.192%, 04/10/2048	4,130,000	4,048,987
Series 2015-GC33, Class A4,
3.778%, 09/10/2058	875,000	894,056
Series 2015-GC35, Class A4,
3.818%, 11/10/2048	1,715,000	1,756,919

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Citigroup Commercial
Mortgage Trust (continued)
Series 2015-P1, Class A5,
3.717%, 09/15/2048	$970,000	$988,487
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2014-CR21, Class A3,
3.528%, 12/10/2047	8,805,000	8,875,289
Series 2014-UBS6, Class A5,
3.644%, 12/10/2047	3,275,000	3,312,139
Series 2015-CR26, Class A4,
3.630%, 10/10/2048	1,150,000	1,159,433
Series 2015-CR26, Class AM,
4.085%, 10/10/2048 (P)	1,340,000	1,370,783
Series 2015-LC21, Class B,
4.313%, 07/10/2048 (P)	1,630,000	1,621,194
Series 2015-LC21, Class C,
4.313%, 07/10/2048 (P)	945,000	863,942
Commercial Mortgage Trust (Deutsche
Bank AG)
Series 2014-LC15, Class A4,
4.006%, 04/10/2047	3,520,000	3,681,542
Series 2014-TWC, Class A,
1.046%, 02/13/2032 (P)(S)	2,135,000	2,110,687
Commercial Mortgage Trust (Deutsche
Bank AG/Jefferies & Company)
Series 2015-PC1, Class A2,
3.148%, 07/10/2050	640,000	656,998
Series 2015-PC1, Class A5,
3.902%, 07/10/2050	990,000	1,019,212
Series 2015-PC1, Class AM,
4.290%, 07/10/2050	490,000	509,569
Series 2015-PC1, Class B,
4.443%, 07/10/2050 (P)	825,000	821,333
Series 2015-PC1, Class C,
4.443%, 07/10/2050 (P)	660,000	595,380
Commercial Mortgage Trust (Goldman
Sachs & Company/RBS
Greenwich Capital)
Series 2007-GG9, Class AM,
5.475%, 03/10/2039	2,700,000	2,762,110
Series 2007-GG9, Class AMFX,
5.475%, 03/10/2039	5,095,000	5,218,204
Credit Suisse Commercial Mortgage Trust
Series 2007-C3, Class AM,
5.699%, 06/15/2039 (P)	835,000	852,909
Series 2015-GLPB, Class A,
3.639%, 11/15/2034 (S)	2,235,000	2,294,074
Series 2015-GLPB, Class B,
3.840%, 11/15/2034 (P)(S)	1,490,000	1,519,851
Credit Suisse Mortgage Capital
Certificates, Series 2010-1R,
Class 42A1 5.000%, 10/27/2036 (S)	52,778	53,350
CSAIL Commercial Mortgage Trust,
Series 2015-C3, Class A4
3.718%, 08/15/2048	1,015,000	1,028,147
Deutsche Alt-A Securities, Inc. Mortgage
Loan Trust, Series 2005-2, Class 1A1
0.822%, 04/25/2035 (P)	1,061,583	933,855
DSLA Mortgage Loan Trust
Series 2004-AR1, Class A1A,
1.242%, 09/19/2044 (P)	1,297,297	1,206,429
69

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
DSLA Mortgage Loan Trust (continued)
Series 2004-AR4, Class 2A1A,
0.762%, 01/19/2045 (P)	$1,172,402	$1,008,433
Eleven Madison Mortgage Trust,
Series 2015-11AD, Class A
3.555%, 09/10/2035 (P)(S)	585,000	591,286
Fosse Master Issuer PLC
Series 2011-1A, Class A5,
1.815%, 10/18/2054 (P)(S)	352,248	353,733
Series 2012-1A, Class 3A1,
1.815%, 10/18/2054 (P)(S)	2,795,000	2,831,014
FREMF Mortgage Trust
Series 2015-K43, Class B,
3.735%, 02/25/2048 (P)(S)	1,560,000	1,426,481
Series 2015-K45, Class B,
3.591%, 04/25/2048 (P)(S)	1,120,000	997,310
Series 2015-K46, Class B,
3.696%, 04/25/2048 (P)(S)	1,910,000	1,656,400
Series 2015-K48, Class B,
3.636%, 08/25/2048 (P)(S)	3,050,000	2,753,646
Series 2015-K49, Class B,
3.721%, 10/25/2048 (P)(S)	950,000	839,315
Series 2015-K718, Class B,
3.548%, 02/25/2022 (P)(S)	2,050,000	1,935,765
Series 2015-K720, Class B,
3.389%, 07/25/2022 (P)(S)	2,500,000	2,188,188
GMAC Mortgage Corp. Loan Trust,
Series 2005-AR3, Class 5A1
3.190%, 06/19/2035 (P)	269,120	266,762
GreenPoint Mortgage Funding Trust,
Series 2005-AR1, Class A1
0.902%, 06/25/2045 (P)	1,489,268	1,144,352
GS Mortgage Securities Trust
Series 2014-EB1A, Class 2A1,
2.491%, 07/25/2044 (P)(S)	832,512	825,941
Series 2015-GC34, Class AS,
3.911%, 10/10/2048	455,000	457,445
Series 2015-GC35, Class A4,
3.506%, 10/10/2048	1,450,000	1,450,086
HarborView Mortgage Loan Trust,
Series 2005-2, Class 2A1A
0.622%, 05/19/2035 (P)	517,444	429,673
Holmes Master Issuer PLC,
Series 2012-3A, Class B1
2.521%, 10/15/2054 (P)(S)	2,950,000	3,014,882
HomeBanc Mortgage Trust
Series 2005-4, Class A1,
0.692%, 10/25/2035 (P)	1,393,912	1,287,678
Series 2005-4, Class A2,
0.752%, 10/25/2035 (P)	1,267,802	1,176,686
JPMBB Commercial
Mortgage Securities Trust
Series 2014-C24, Class A5,
3.639%, 11/15/2047	625,000	635,097
Series 2015-C28, Class A4,
3.227%, 10/15/2048	4,250,000	4,165,148
Series 2015-C30, Class A2,
3.087%, 07/15/2048	250,000	255,406
Series 2015-C30, Class A5,
3.822%, 07/15/2048	5,510,000	5,644,261
Series 2015-C31, Class A3,
3.801%, 08/15/2048	1,950,000	1,993,900

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
JPMorgan Alternative Loan Trust,
Series 2007-A2, Class 12A3
0.612%, 06/25/2037 (P)	$514,637	$476,773
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2006-CB16, Class A4,
5.552%, 05/12/2045	6,299,807	6,373,644
Series 2007-CB19, Class AM,
5.694%, 02/12/2049 (P)	8,480,000	8,737,772
Series 2007-LD11, Class AM,
5.774%, 06/15/2049 (P)	925,000	940,801
JPMorgan Mortgage Trust,
Series 2005-ALT1, Class 1A1
0.722%, 10/25/2035 (P)	1,906,903	1,463,187
LB-UBS Commercial Mortgage Trust
Series 2008-C1, Class A2,
6.087%, 04/15/2041 (P)	1,261,241	1,328,320
Series 2008-C1, Class AM,
6.087%, 04/15/2041 (P)	825,000	853,779
Merrill Lynch Mortgage Investors Trust,
Series 2005-A9, Class 2A1C
2.661%, 12/25/2035 (P)	1,495,000	1,438,999
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2015-C22, Class A4,
3.306%, 04/15/2048	730,000	718,999
Series 2015-C24, Class AS,
4.036%, 05/15/2048 (P)	270,000	274,466
Series 2015-C24, Class B,
4.354%, 05/15/2048 (P)	490,000	485,490
Series 2015-C24, Class C,
4.354%, 05/15/2048 (P)	325,000	303,722
Series 2015-C27, Class A4,
3.753%, 12/15/2047	1,285,000	1,306,946
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class AM,
5.681%, 04/15/2049 (P)	1,095,000	1,113,416
Series 2007-IQ14, Class AMFX,
5.681%, 04/15/2049 (P)	3,895,000	3,960,508
Series 2015-MS1, Class A4,
3.779%, 05/15/2048	1,505,000	1,544,639
Series 2015-MS1, Class AS,
4.029%, 05/15/2048 (P)	195,000	200,345
Series 2015-MS1, Class B,
4.029%, 05/15/2048 (P)	495,000	485,490
STARM Mortgage Loan Trust,
Series 2007-2, Class 5A1
5.382%, 04/25/2037 (P)	918,062	804,200
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.000%, 03/25/2054 (P)(S)	3,341,405	3,327,486
Series 2015-5, Class A1B,
2.750%, 05/25/2055 (P)(S)	1,589,635	1,570,145
Vendee Mortgage Trust, Series 1996-3,
Class 4 9.621%, 03/15/2025 (P)	1,175	1,254
WaMu Mortgage Pass Through
Certificates, Series 2005-AR12,
Class 2A1 2.580%, 09/25/2035 (P)	317,720	315,990
Wells Fargo Commercial Mortgage Trust
Series 2015-C29, Class A4,
3.637%, 06/15/2048	2,720,000	2,751,632
70

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Wells Fargo Commercial
Mortgage Trust (continued)
Series 2015-LC20, Class C,
4.056%, 04/15/2050 (P)	$1,105,000	$1,023,030
Series 2015-NSX2, Class C,
4.252%, 07/15/2058 (P)	300,000	283,192
Series 2015-NXS2, Class A2,
3.020%, 07/15/2058	1,070,000	1,092,264
Series 2015-NXS2, Class A5,
3.767%, 07/15/2058	1,775,000	1,813,828
Series 2015-NXS2, Class AS,
4.121%, 07/15/2058	370,000	380,782
Series 2015-NXS2, Class B,
4.252%, 07/15/2058 (P)	550,000	553,254
Series 2015-SG1, Class A4,
3.789%, 12/15/2047	1,675,000	1,713,113
Wells Fargo Mortgage
Backed Securities Trust
Series 2006-2, Class 2A1,
1.122%, 03/25/2036 (P)	872,249	714,613
Series 2003-O, Class 5A1,
2.706%, 01/25/2034 (P)	41,531	42,535
WF-RBS Commercial Mortgage Trust,
Series 2013-C18, Class A3
3.651%, 12/15/2046	840,000	867,725
		146,705,705
U.S. Government Agency - 1.4%
Federal Home Loan Mortgage Corp.
Series 199, Class PO,
1.014%, 08/01/2028	1,324	1,164
Series 2014-DN3, Class M2,
2.822%, 08/25/2024 (P)	1,707,508	1,725,692
Series 2014-HQ2, Class M2,
2.622%, 09/25/2024 (P)	1,385,000	1,370,218
Series 2015-DN1, Class M2,
2.822%, 01/25/2025 (P)	1,905,000	1,934,147
Series 2015-DNA1, Class M2,
2.272%, 10/25/2027 (P)	2,395,000	2,362,214
Series 2015-DNA2, Class M2,
3.022%, 12/25/2027 (P)	2,265,000	2,252,541
Series 2015-DNA3, Class M2,
3.272%, 04/25/2028 (P)	1,450,000	1,447,128
Series 2015-HQ1, Class M2,
2.622%, 03/25/2025 (P)	1,525,000	1,520,604
Series 2015-HQ2, Class M2,
2.372%, 05/25/2025 (P)	1,480,000	1,445,107
Series 2015-HQA2, Class M2,
3.222%, 05/25/2028 (P)	885,000	884,335
Series 4448, Class JA,
4.000%, 11/15/2036	135,000	143,390
Series K025, Class A1,
1.875%, 04/25/2022	2,480,868	2,475,994
Series K502, Class A2,
1.426%, 08/25/2017	1,558,179	1,559,044
Federal National Mortgage Association,
Series 319, Class 2 IO
6.500%, 02/25/2032	3,927	833
Government National
Mortgage Association
Series 2010-103, Class IN IO,
4.500%, 02/20/2039	1,063,653	57,877

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association (continued)
Series 2010-92, Class PI IO,
4.500%, 11/20/2037	$2,364,884	$125,750
Series 2011-41 Class AI IO,
4.500%, 12/20/2039	4,478,267	454,639
Series 2011-88, Class EI IO,
4.500%, 11/20/2039	756,404	71,564
Series 2012-94, Class BI IO,
4.000%, 05/20/2037	2,128,781	329,407
Series 2013-24, Class OI IO,
4.000%, 02/20/2043	1,994,919	356,819
		20,518,467
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $169,929,281)		$167,224,172

ASSET BACKED SECURITIES - 9.4%
Ally Auto Receivables Trust
Series 2012-A, Class D,
3.150%, 10/15/2018 (S)	1,650,000	1,662,135
Series 2012-A, Class C,
2.400%, 11/15/2017 (S)	1,110,000	1,115,397
Ally Master Owner Trust, Series 2015-3,
Class A 1.630%, 05/15/2020	8,360,000	8,281,486
AmeriCredit
Automobile Receivables Trust
Series 2012-1, Class C,
2.670%, 01/08/2018	85,220	85,333
Series 2012-4, Class C,
1.930%, 08/08/2018	1,430,000	1,432,511
Ascentium Equipment Receivables Trust,
Series 2015-1A, Class A3
1.610%, 10/13/2020 (S)	927,000	922,331
Avis Budget Rental Car
Funding AESOP LLC
Series 2014-1A, Class A,
2.460%, 07/20/2020 (S)	5,450,000	5,468,111
Series 2014-2A, Class A,
2.500%, 02/20/2021 (S)	865,000	863,308
Series 2015-2A, Class A,
2.630%, 12/20/2021 (S)	2,540,000	2,508,127
BankBoston Home Equity Loan Trust,
Series 1998-2, Class A6
6.640%, 12/25/2028 (P)	9,309	9,295
Barclays Dryrock Issuance Trust,
Series 2015-1, Class A
2.200%, 12/15/2022	390,000	388,552
Cabela’s Credit Card Master Note Trust
Series 2011-2A, Class A1,
2.390%, 06/17/2019 (S)	5,515,000	5,544,632
Series 2012-1A, Class A1,
1.630%, 02/18/2020 (S)	2,000,000	2,003,971
Capital Auto Receivables Asset Trust
Series 2014-1, Class C,
2.840%, 04/22/2019	655,000	660,460
Series 2014-2, Class C,
2.410%, 05/20/2019	835,000	838,316
Series 2015-4, Class A4,
2.010%, 07/20/2020	1,640,000	1,621,285
CarMax Auto Owner Trust, Series 2014-1,
Class D 2.430%, 08/17/2020	3,375,000	3,336,202
71

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Chase Funding Trust
Series 2002-2, Class 1M1,
5.599%, 09/25/2031	$8,812	$8,321
Series 2002-4, Class 2A1,
1.162%, 10/25/2032 (P)	4,157	3,858
Chase Issuance Trust, Series 2015,
Class A2A 1.590%, 02/18/2020	1,810,000	1,809,960
CNH Equipment Trust, Series 2012-D,
Class B 1.270%, 05/15/2020	2,936,000	2,932,340
CNH Wholesale Master Note Trust,
Series 2013-2A, Class A
0.931%, 08/15/2019 (P)(S)	3,640,000	3,635,441
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
2.027%, 01/25/2034 (P)	1,402,335	1,317,578
DB Master Finance LLC, Series 2015-1A,
Class A2I 3.262%, 02/20/2045 (S)	2,208,313	2,185,112
Diamond Resorts Owner Trust
Series 2013-2, Class A,
2.270%, 05/20/2026 (S)	1,606,633	1,605,086
Series 2014-1, Class A,
2.540%, 05/20/2027 (S)	2,316,918	2,298,399
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2
5.216%, 01/25/2042 (S)	1,149,150	1,182,209
Elara HGV Timeshare Issuer,
Series 2014-A, Class A
2.530%, 02/25/2027 (S)	1,038,881	1,021,675
Enterprise Fleet Financing LLC,
Series 2015-1, Class A2
1.300%, 09/20/2020 (S)	6,715,000	6,691,100
Ford Credit Auto Owner Trust
Series 2013-B, Class D,
1.820%, 11/15/2019	3,300,000	3,310,317
Series 2014-C, Class A4,
1.560%, 02/15/2020	790,000	788,551
GreatAmerica Leasing Receivables,
Series 2014-1, Class A4
1.470%, 08/15/2020 (S)	1,640,000	1,629,386
GSAA Home Equity Trust
Series 2005-11, Class 2A1,
0.702%, 10/25/2035 (P)	932,122	860,325
Series 2007-7, Class 2A1,
0.470%, 07/25/2037 (P)	1,296,840	1,140,197
GSAA Trust, Series 2005-8, Class A3
0.852%, 06/25/2035 (P)	2,141,841	2,022,850
HOA Funding LLC, Series 2014-1A,
Class A2 4.846%, 08/20/2044 (S)	2,510,625	2,282,236
Honda Auto Receivables Owner Trust,
Series 2014-4, Class A4
1.460%, 10/15/2020	630,000	627,756
Hyundai Auto Lease Securitization Trust,
Series 2015-B, Class A4
1.660%, 07/15/2019 (S)	2,595,000	2,577,795
Kubota Credit Owner Trust,
Series 2014-1A, Class A4
1.670%, 07/15/2020 (S)	5,075,000	5,045,353
MVW Owner Trust
Series 2013-1A, Class A,
2.150%, 04/22/2030 (S)	591,490	581,588
Series 2014-1A, Class A,
2.250%, 09/22/2031 (S)	409,736	405,477
Nelnet Student Loan Trust, Series 2008-3,
Class A4 2.043%, 11/25/2024 (P)	1,410,000	1,419,050

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Nissan Master
Owner Trust Receivables Trust,
Series 2015-A, Class A2
1.440%, 01/15/2020	$3,495,000	$3,469,400
Nordstrom Credit Card Master
Note Trust II, Series 2011-1A, Class A
2.280%, 11/15/2019 (S)	5,085,000	5,118,592
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF1
5.742%, 04/25/2037 (P)	3,231,381	1,720,627
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ2, Class A1
4.100%, 04/25/2033 (P)	5,361	5,392
Sierra Timeshare
Receivables Funding LLC
Series 2014-3A, Class A,
2.300%, 10/20/2031 (S)	1,822,633	1,818,042
Series 2015-1A, Class A,
2.400%, 03/22/2032 (S)	1,552,699	1,534,269
Series 2015-2A, Class A,
2.430%, 06/20/2032 (S)	2,198,153	2,159,889
Series 2015-3A, Class A,
2.580%, 09/20/2032 (S)	1,583,059	1,556,317
SLM Student Loan Trust
Series 2008-4, Class A4,
1.970%, 07/25/2022 (P)	150,000	150,923
Series 2008-5, Class A4,
2.020%, 07/25/2023 (P)	1,815,000	1,825,714
Series 2008-9, Class A,
1.820%, 04/25/2023 (P)	1,351,170	1,352,092
SMART Trust
Series 2012-4US, Class A4A,
1.250%, 08/14/2018	1,885,000	1,876,307
Series 2013-1US, Class A4A,
1.050%, 10/14/2018	1,239,838	1,237,049
Series 2014-1US, Class A4A,
1.680%, 12/14/2019	4,755,000	4,725,733
Series 2015-1US, Class A3A,
1.500%, 09/14/2018	985,000	980,420
SMB Private Education Loan Trust
Series 2015-A, Class A2A,
2.490%, 06/15/2027 (S)	1,385,000	1,346,865
Series 2015-B, Class A2A,
2.980%, 07/15/2027 (S)	1,525,000	1,509,205
Series 2015-C, Class A2A,
2.750%, 07/15/2027 (S)	1,650,000	1,625,459
Synchrony Credit Card Master Note Trust
Series 2012-2, Class A,
2.220%, 01/15/2022	5,465,000	5,480,396
Series 2013-1, Class B,
1.690%, 03/15/2021	3,470,000	3,456,588
Series 2014-1, Class B,
1.810%, 11/15/2020	1,785,000	1,781,394
Series 2014-1, Class C,
1.910%, 11/15/2020	855,000	851,730
Terwin Mortgage Trust,
Series 2005-14HE, Class AF2
4.849%, 08/25/2036 (P)	310,945	318,785
Utility Debt Securitization Authority,
Series 2013-T, Class T1
2.042%, 06/15/2021	2,010,000	2,011,327
Wendys Funding LLC, Series 2015-1A,
Class A2I 3.371%, 06/15/2045 (S)	4,763,063	4,647,262
72

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
Wheels SPV LLC, Series 2015-1A, Class A2 1.270%, 04/22/2024 (S)	$1,115,000	$1,103,852
TOTAL ASSET BACKED SECURITIES (Cost $139,313,149)		$137,787,041

SHORT-TERM INVESTMENTS - 2.6%
Money market funds - 2.6%
T. Rowe Price Reserve Investment Fund, 0.2195% (Y)	38,468,401	$38,468,401
Repurchase agreement - 0.0%
Repurchase Agreement with State Street Corp. dated 12/31/2015 at 0.030% to be repurchased at $275,001 on 01/04/2016, collateralized by $265,000 Federal National Mortgage Association, 5.000% due 05/11/2017 (valued at $280,946 including interest)	$275,000	$275,000
TOTAL SHORT-TERM INVESTMENTS (Cost $38,743,401)		$38,743,401
Total Investments (New Income Trust) (Cost $1,505,821,437) - 102.5%		$1,500,399,133
Other assets and liabilities, net - (2.5%)		(36,344,172)
TOTAL NET ASSETS - 100.0%		$1,464,054,961

SALE COMMITMENTS OUTSTANDING - (1.1)%
U.S. Government Agency - (1.1)%
Federal National Mortgage Association 3.000%, TBA (C)	(16,775,000)	(16,775,842)
TOTAL SALE COMMITMENTS OUTSTANDING (Cost $(16,761,898))		$(16,775,842)

Real Return Bond Trust

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 102.8%
U.S. Government - 100.6%
Treasury Inflation Protected Securities
0.125%, 04/15/2016 to 07/15/2024	$21,051,357	$20,406,300
0.125%, 04/15/2018 (D)	616,130	614,669
0.250%, 01/15/2025	401,668	382,737
0.625%, 07/15/2021 to 02/15/2043	9,566,799	9,587,523
0.750%, 02/15/2042 to 02/15/2045	2,686,651	2,338,397
1.375%, 01/15/2020 to 02/15/2044	3,135,798	3,181,109
1.750%, 01/15/2028	6,923,805	7,550,451
2.000%, 01/15/2016	239,666	239,617
2.000%, 01/15/2026 (D)	1,078,301	1,195,950
2.125%, 01/15/2019 to 02/15/2040	2,325,477	2,472,070
2.375%, 01/15/2025 to 01/15/2027	19,296,541	21,999,360
2.500%, 07/15/2016	565,306	574,350
3.625%, 04/15/2028	147,052	191,877
3.875%, 04/15/2029	982,192	1,331,712
U.S. Treasury Bonds
3.000%, 11/15/2044 to 05/15/2045 (D)	610,000	606,133
3.000%, 11/15/2045	200,000	199,022
		72,871,277

Real Return Bond Trust (continued)

		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency - 2.2%
Federal National Mortgage Association 3.000%, 08/01/2043		$1,587,831	$1,591,198
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $79,963,348)			$74,462,475

FOREIGN GOVERNMENT
OBLIGATIONS - 6.6%
France - 0.2%
Government of France 0.250%, 07/25/2018	EUR	104,126	116,464
Germany - 0.3%
Federal Republic of Germany, Inflation Linked Bond
0.750%, 04/15/2018		212,816	236,920
Italy - 1.5%
Republic of Italy
1.700%, 09/15/2018		303,666	347,843
2.350%, 09/15/2024 (S)		412,546	516,764
2.550%, 09/15/2041		184,933	251,740
			1,116,347
Mexico - 1.2%
Government of Mexico
3.520%, 01/04/2018 (P)	MXN	2,900,000	171,650
4.000%, 11/15/2040 to 11/08/2046		7,954,453	467,279
4.500%, 12/04/2025 to 11/22/2035		1,757,492	111,932
4.750%, 06/14/2018		1,787,000	104,183
			855,044
New Zealand - 0.7%
Dominion of New Zealand, Index Linked Bond
2.000%, 09/20/2025	NZD	600,000	415,974
3.000%, 09/20/2030		100,000	75,166
			491,140
Spain - 0.3%
Autonomous Community of Catalonia
4.950%, 02/11/2020	EUR	100,000	116,909
Kingdom of Spain, Inflation Linked Bond
1.000%, 11/30/2030 (S)		99,985	106,455
			223,364
United Kingdom - 2.4%
Government of United Kingdom, Inflation Linked Bond
0.125%, 03/22/2024 to 03/22/2068	GBP	991,727	1,636,196
0.375%, 03/22/2062		44,016	107,274
			1,743,470
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $5,406,525)			$4,782,749

CORPORATE BONDS - 8.8%
Consumer discretionary - 1.1%
CCO Safari II LLC
4.464%, 07/23/2022 (S)		$400,000	398,608
The Home Depot, Inc.
2.625%, 06/01/2022		400,000	399,629
			798,237
73

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Energy - 2.0%
Petrobras Global Finance BV
2.461%, 01/15/2019 (P)		$100,000	$76,000
2.886%, 03/17/2017 (P)		700,000	641,375
4.375%, 05/20/2023		200,000	132,000
Sabine Pass LNG LP
7.500%, 11/30/2016		600,000	597,000
			1,446,375
Financials - 5.3%
Ally Financial, Inc.
3.600%, 05/21/2018		800,000	800,000
Banca Monte dei Paschi di Siena SpA
3.625%, 04/01/2019	EUR	300,000	326,242
Bank of America Corp.
3.875%, 08/01/2025		$400,000	406,090
Bankia SA
3.500%, 01/17/2019	EUR	100,000	114,333
Barclays PLC (8.000% to 12/15/2020, then 5 Year Euro Swap Rate + 6.750%)
12/15/2020 (Q)		300,000	353,330
Barclays PLC (8.250% to 12/15/2018, then 5 Year U.S. Swap Rate + 6.705%)
12/15/2018 (Q)		$200,000	212,940
BPE Financiaciones SA
2.500%, 02/01/2017	EUR	100,000	110,447
2.875%, 05/19/2016		100,000	109,551
Citigroup, Inc.
0.849%, 05/01/2017 (P)		$100,000	99,543
2.650%, 10/26/2020		100,000	99,274
Eksportfinans ASA
2.375%, 05/25/2016		100,000	100,070
Intesa Sanpaolo SpA
3.125%, 01/15/2016		100,000	100,050
Lloyds Bank PLC
1.750%, 05/14/2018		150,000	149,702
3.500%, 05/14/2025		50,000	50,173
Santander UK Group Holdings PLC (6.250% to 09/11/2021, then 5 Year
Euro Swap Rate + 5.640%)
09/11/2021 (Q)	EUR	200,000	203,113
The Bank of New York Mellon Corp.
1.234%, 08/17/2020 (P)		$100,000	100,188
The Goldman Sachs Group, Inc.
1.712%, 09/15/2020 (P)		300,000	300,653
UBS AG (7.250% to 02/22/2017, then
5 Year U.S. Swap Rate + 6.061%)
02/22/2022		200,000	208,638
			3,844,337
Industrials - 0.3%
Hellenic Railways Organization SA
4.028%, 03/17/2017	EUR	200,000	199,962
Information technology - 0.1%
HP Enterprise Company
2.450%, 10/05/2017 (S)		$50,000	49,960
2.850%, 10/05/2018 (S)		50,000	49,982
			99,942
TOTAL CORPORATE BONDS (Cost $6,715,435)			$6,388,853

Real Return Bond Trust (continued)

		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.5%
Commercial and residential - 4.5%

Banc of America Large Loan, Inc., Series 2009-UB1, Class A4A
5.588%, 06/24/2050 (P)(S)		$207,748	$211,586
BCAP LLC Trust
Series 2011-RR5, Class 12A1,
5.283%, 03/26/2037 (P)(S)		72,430	69,989
Series 2011-RR5, Class 5A1,
5.250%, 08/26/2037 (S)		148,019	153,334
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2003-3, Class 3A2,
2.609%, 05/25/2033 (P)		75,916	76,000
Series 2005-1, Class 2A1,
2.686%, 03/25/2035 (P)		29,864	29,067
Series 2005-1, Class 4A1,
2.774%, 03/25/2035 (P)		132,638	124,093
CHL Mortgage Pass Through Trust
Series 2003-HYB3, Class 7A1,
2.621%, 11/19/2033 (P)		20,582	20,235
Series 2004-J9, Class 2A5,
5.500%, 01/25/2035		276,427	281,100
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6, Class A3
2.070%, 09/25/2035 (P)		37,907	36,794
Countrywide Alternative Loan Trust,
Series 2007-OA4, Class A1
0.592%, 05/25/2047 (P)		399,964	343,422
Credit Suisse Mortgage Capital
Certificates, Series 2009-RR1,
Class A3A 5.383%, 02/15/2040 (S)		68,956	69,832
GreenPoint Mortgage Funding Trust,
Series 2005-AR1, Class A2
0.862%, 06/25/2045 (P)		262,213	230,693
Grifonas Finance PLC, Series 1, Class A
0.319%, 08/28/2039 (P)	EUR	272,403	223,572
GSR Mortgage Loan Trust,
Series 2005-AR1, Class 1A1
2.970%, 01/25/2035 (P)		$18,556	17,728
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
2.889%, 11/25/2035 (P)		52,127	47,153
JPMorgan Mortgage Trust
Series 2005-A6, Class 2A1,
2.778%, 08/25/2035 (P)		48,880	48,202
Series 2007-A1, Class 1A1,
2.765%, 07/25/2035 (P)		50,570	50,511
Marche M5 SRL, Series 5, Class A
0.339%, 10/27/2065 (P)	EUR	10,779	11,704
Marche Mutui 4 SRL, Series 4, Class A
0.342%, 02/25/2055 (P)		25,457	27,274
Marche Mutui SRL, Series 6, Class A1
2.189%, 01/27/2064 (P)		52,226	57,552
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
2.258%, 12/25/2033 (P)		$82,890	80,869
NCUA Guaranteed Notes Trust
Series 2010-R1, Class 1A,
0.718%, 10/07/2020 (P)		120,020	120,586
Series 2010-R3, Class 2A,
0.829%, 12/08/2020 (P)		184,149	185,334
74

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
RBSCF Trust, Series 2010-RR4, Class CMLA
6.044%, 12/16/2049 (P)(S)		$69,867	$71,576
Sequoia Mortgage Trust, Series 2007-3, Class 1A1 0.602%, 07/20/2036 (P)		57,485	52,040
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1, Class 4A2,
2.586%, 02/25/2034 (P)		139,291	138,435
Series 2004-18, Class 5A,
2.761%, 12/25/2034 (P)		77,305	75,507
Series 2004-19, Class 2A1,
1.657%, 01/25/2035 (P)		102,072	81,778
Structured Asset Mortgage
Investments, Inc., Series 2004-AR5,
Class 1A1 1.062%, 10/19/2034 (P)		116,068	110,987
WaMu Mortgage Pass-
Through Certificates
Series 2002-AR17, Class 1A,
1.457%, 11/25/2042 (P)		19,072	17,822
Series 2005-AR10, Class 3A1,
2.580%, 08/25/2035 (P)		5,452	5,156
Series 2005-AR15, Class A1A1,
0.682%, 11/25/2045 (P)		127,370	119,178
Series 2006-AR17, Class 1A1A,
1.053%, 12/25/2046 (P)		112,780	102,199
			3,291,308
U.S. Government Agency - 1.0%
Federal Home Loan Mortgage Corp.
Series 278, Class F1,
0.781%, 09/15/2042 (P)		315,508	312,870
Series 3172, Class FK,
0.781%, 08/15/2033 (P)		82,925	83,093
Federal National Mortgage Association
Series 2003-W8, Class 3F2,
0.772%, 05/25/2042 (P)		49,366	49,396
Series 2004-63, Class FA,
0.572%, 08/25/2034 (P)		62,115	61,723
Series 2006-118, Class A2,
0.281%, 12/25/2036 (P)		53,229	53,127
Series 2013-M4, Class X1 IO,
3.889%, 02/25/2018		2,675,080	157,176
			717,385
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $4,044,925)			$4,008,693

ASSET BACKED SECURITIES - 2.9%
Aquilae CLO II PLC, Series 2006-1X,
Class A 0.289%, 01/17/2023 (P)	EUR	26,647	28,866
Doral CLO II, Ltd., Series 2012-2A,
Class A1R 1.652%, 05/26/2023 (P)(S)		$209,385	207,870
Equity One Asset Backed Securities, Inc.,
Series 2004-1, Class AV2
1.022%, 04/25/2034 (P)		81,439	67,992
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 2A1
0.472%, 10/25/2036 (P)		4,913	2,538
LCM IX LP, Series 9A, Class A
1.521%, 07/14/2022 (P)(S)		261,046	259,442

Real Return Bond Trust (continued)

		Shares or
		Principal
		Amount	Value

ASSET BACKED SECURITIES (continued)
OneMain Financial Issuance Trust,
Series 2014-2, Class A
2.470%, 09/18/2024 (S)		$400,000	$399,212
Penta CLO SA, Series 2007-1X, Class A1
0.172%, 06/04/2024 (P)	EUR	73,315	78,760
Structured Asset Securities Corp.,
Series 2005-WF1, Class M1
1.082%, 02/25/2035 (P)		$117,443	102,270
Symphony CLO III, Ltd., Series 2007-3A,
Class A1A 0.602%, 05/15/2019 (P)(S)		289,179	286,499
United States Small Business
Administration, Series 2008-P1-A,
Class 1 5.902%, 02/10/2018		151,733	161,008
Venture VII CDO, Ltd., Series 2006-7A,
Class A1A 0.547%, 01/20/2022 (P)(S)		464,192	451,226
Wood Street CLO BV, Series II-A,
Class A1 0.280%, 03/29/2021 (P)(S)	EUR	18,436	19,984
TOTAL ASSET BACKED SECURITIES (Cost $2,081,535)			$2,065,667

COMMON STOCKS - 0.0%
Financials - 0.0%
Rescap Liquidating Trust (I)		440	$3,608
TOTAL COMMON STOCKS (Cost $1,386)			$3,608

PURCHASED OPTIONS - 0.2%
Put options - 0.2%
Exchange Traded Option on 10 Year
U.S. Treasury Note Futures (Expiration
date: 02/19/2016; Strike
Price: $108.50) (I)		16,000	250
Exchange Traded Option on 3-Month
Pound Sterling Futures (Expiration
Date: 12/21/2016; Strike
Price: $98.50) (I)		9,375,000	5,528
Exchange Traded Option on 5 Year
U.S. Treasury Note Futures (Expiration
Date: 02/19/2016; Strike
Price: $109.00) (I)		17,000	133
Exchange Traded Option on 90-day
Eurodollar Futures (Expiration Date:
03/11/2016; Strike Price:
GBP 98.88) (I)		1,375,000	2,534
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.000% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
06/23/2016; Strike Rate: 1.000%;
Counterparty: Morgan Stanley &
Company, Inc.) (I)		5,900,000	13,232
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.000% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
06/24/2016; Strike Rate: 1.000%;
Counterparty: Morgan Stanley &
Company, Inc.) (I)		5,900,000	13,326
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.500% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
04/06/2016; Strike Rate: 1.500%;
Counterparty: Morgan Stanley
Company, Inc.) (I)		4,700,000	88
75

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

PURCHASED OPTIONS (continued)
Put options (continued)
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.500% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
04/11/2016; Strike Rate: 1.500%;
Counterparty: Nomura
Global Finance) (I)	12,600,000	$311
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.500% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
04/29/2016; Strike Rate: 1.500%;
Counterparty: Goldman Sachs
& Company) (I)	4,900,000	338
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a fixed rate
of 1.500% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
04/29/2016; Strike Rate: 1.500%;
Counterparty: Morgan Stanley
Company, Inc.) (I)	20,900,000	1,440
Over the Counter Option on 30 Year
Interest Rate Swap. Receive a fixed rate
of 2.683% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
12/11/2017; Strike Rate: 2.683%;
Counterparty: Morgan Stanley &
Company, Inc.) (I)	1,000,000	101,439
Over the Counter Option on 5 Year
Interest Rate Swap. Receive a fixed rate
of 3.400% and pay a floating rate based
on 3-month LIBOR (Expiration Date:
12/05/2016; Strike Rate: 3.400%;
Counterparty: Credit
Suisse Securities) (I)	1,500,000	5,979
Over the Counter Option on the USD vs.
KRW (Expiration Date: 03/15/2016;
Strike Price: $1075.00; Counterparty:
Deutsche Bank AG) (I)	520,000	239
		144,837
Call options - 0.0%
Exchange Traded Option on German Euro
BUND Futures (Expiration Date:
02/19/2016; Strike Price:
EUR 169.50) (I)	1,000,000	109
Exchange Traded Option on U.S. Treasury
Bond Futures (Expiration date:
02/19/2016; Strike Price: $200.00) (I)	7,000	109
Over the Counter Option on the EUR vs.
USD (Expiration Date: 02/26/2016;
Strike Price: EUR 1.29; Counterparty:
BNP Paribas SA) (I)	565,000	1
		219
TOTAL PURCHASED OPTIONS (Cost $224,769)		$145,056

SHORT-TERM INVESTMENTS - 62.2%
U.S. Government - 1.0%
U.S. Treasury Bill
0.062%, 01/14/2016 (D)*	$698,000	697,978

Real Return Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 61.2%
Repurchase Agreement with Bank of
Nova Scotia dated 12/31/2015 at
0.520% to be repurchased at $7,200,416
on 01/04/2016, collateralized by
$7,048,000 U.S. Treasury Notes,
2.625% due 11/15/2020 (valued at
$7,353,300, including interest)	$7,200,000	$7,200,000
Repurchase Agreement with Barclays
Capital dated 12/31/2015 at 0.550% to
be repurchased at $7,200,440 on
01/04/2016, collateralized by
$7,335,000 U.S. Treasury Notes,
2.125% due 12/31/2022 (valued at
$7,353,338, including interest)	7,200,000	7,200,000
Repurchase Agreement with Credit Suisse
dated 12/31/2015 at 0.550% to be
repurchased at $7,200,440 on
01/04/2016, collateralized by
$7,381,000 U.S. Treasury Notes,
0.625% due 08/31/2017 (valued at
$7,353,214, including interest)	7,200,000	7,200,000
Repurchase Agreement with Deutsche
Bank dated 12/31/2015 at 0.500% to be
repurchased at $7,200,400 on
01/04/2016, collateralized by
$7,102,000 U.S. Treasury Bonds,
3.125% due 02/15/2043 (valued at
$7,465,978, including interest).	7,200,000	7,200,000
Repurchase Agreement with JPMorgan
Chase & Co. dated 12/31/2015 at
0.570% to be repurchased at $7,200,456
on 01/04/2016, collateralized by
$7,403,000 U.S. Treasury Notes,
0.500% due 07/31/2017 (valued at
$7,366,915, including interest)	7,200,000	7,200,000
Repurchase Agreement with Royal Bank
of Canada dated 12/31/2015 at 0.540%
to be repurchased at $1,100,066 on
01/04/2016, collateralized by
$1,122,000 U.S. Treasury Notes,
1.750% due 10/31/2020 (valued at
$1,124,765, including interest)	1,100,000	1,100,000
Repurchase Agreement with Toronto-
Dominion Bank dated 12/31/2015 at
0.560% to be repurchased at $7,200,448
on 01/04/2016, collateralized by
$7,360,000 U.S. Treasury Notes,
1.000% due 10/31/2017 (valued at
$7,359,440, including interest)	7,200,000	7,200,000
		44,300,000
TOTAL SHORT-TERM INVESTMENTS (Cost $44,997,952)		$44,997,978
Total Investments (Real Return Bond Trust)
(Cost $143,435,875) - 189.0%		$136,855,079
Other assets and liabilities, net - (89.0%)		(64,450,720)
TOTAL NET ASSETS - 100.0%		$72,404,359
76

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Short Term Government Income Trust

	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 93.6%
U.S. Government - 23.2%
U.S. Treasury Notes
0.625%, 08/31/2017 to 04/30/2018	$7,350,000	$7,287,605
0.750%, 06/30/2017 to 03/31/2018	18,275,000	18,188,978
0.875%, 07/15/2017 to 07/15/2018	23,665,000	23,560,220
1.375%, 09/30/2020	4,425,000	4,349,611
1.625%, 06/30/2020	23,000,000	22,911,174
		76,297,588
U.S. Government Agency - 70.4%
Federal Agricultural Mortgage Corp.
1.750%, 06/15/2020	6,225,000	6,176,134
5.125%, 04/19/2017 (S)	34,568,000	36,332,731
Federal Farm Credit Bank
0.900%, 12/26/2017	3,890,000	3,890,078
1.240%, 11/13/2018	15,760,000	15,674,580
1.480%, 01/22/2019	6,215,000	6,217,045
1.540%, 04/01/2019	7,455,000	7,439,173
1.700%, 10/08/2020	14,664,000	14,375,940
Federal Home Loan Bank
1.000%, 10/16/2017	7,700,000	7,675,853
1.130%, 03/27/2018	7,325,000	7,299,736
1.750%, 10/08/2020	3,600,000	3,534,854
Federal Home Loan Mortgage Corp.
1.100%, 05/07/2018	7,995,000	7,956,560
1.200%, 11/23/2018	7,500,000	7,436,085
1.250%, 05/25/2018	12,800,000	12,767,450
2.197%, 09/01/2042 (P)	959,027	983,542
2.590%, 09/01/2039 (P)	501,423	532,137
2.592%, 01/01/2044 (P)	2,273,716	2,330,046
2.984%, 03/01/2044 (P)	1,246,141	1,280,106
5.500%, 07/01/2040	4,480,793	5,037,495
7.000%, 04/01/2018 to 04/01/2032	3,408	3,702
Federal National Mortgage Association
1.000%, 12/12/2017 to 12/28/2017	13,630,000	13,601,991
1.875%, 11/27/2020	7,050,000	7,013,171
2.351%, 04/01/2042 (P)	2,186,209	2,289,823
2.355%, 09/01/2041 (P)	2,504,242	2,657,640
2.499%, 02/01/2042 (P)	4,335,543	4,555,055
2.500%, 10/01/2027	2,568,051	2,600,778
2.711%, 04/01/2042 (P)	4,930,116	5,067,211
2.919%, 03/01/2044 (P)	1,246,843	1,280,327
3.500%, 12/01/2025	1,504,131	1,579,282
5.500%, 03/01/2035 to 08/01/2040	3,579,614	4,010,721
6.500%, 01/01/2039	3,826,048	4,385,149
7.000%, 08/01/2025 to 01/01/2029	3,008	3,457
7.500%, 01/01/2031	685	815
8.000%, 11/01/2020 to 01/01/2031	2,065	2,415
Government National Mortgage Association
7.500%, 02/15/2022 to 03/15/2027	736	849
Tennessee Valley Authority
1.750%, 10/15/2018	5,270,000	5,323,923
3.875%, 02/15/2021	11,795,000	12,880,753
4.500%, 04/01/2018	8,929,000	9,565,682
5.500%, 07/18/2017	5,998,000	6,397,347
6.250%, 12/15/2017	700,000	767,536
		230,927,172
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $307,606,120)		$307,224,760

Short Term Government Income Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.9%
U.S. Government Agency - 3.9%
Federal Home Loan Mortgage Corp.
Series 3499, Class PA, 4.500%, 08/15/2036	$70,907	$72,114
Series K017, Class X1 IO,
1.418%, 12/25/2021	5,483,656	364,498
Series K018, Class X1 IO,
1.411%, 01/25/2022	4,706,895	317,470
Series K022, Class X1 IO,
1.289%, 07/25/2022	12,371,479	825,352
Series K026, Class X1 IO,
1.041%, 11/25/2022	5,769,558	329,277
Series K038, Class X1 IO,
1.195%, 03/25/2024	8,736,952	674,191
Series K704, Class X1 IO,
1.966%, 08/25/2018	17,996,812	774,378
Series K706, Class X1 IO,
1.568%, 10/25/2018	5,952,452	225,643
Series K707, Class X1 IO,
1.540%, 12/25/2018	4,889,880	189,792
Series K709, Class X1 IO,
1.528%, 03/25/2019	6,495,351	272,511
Series K710, Class X1 IO,
1.771%, 05/25/2019	5,059,551	251,609
Series K711, Class X1 IO,
1.700%, 07/25/2019	7,717,114	381,313
Series K718, Class X1 IO,
0.650%, 01/25/2022	21,207,745	710,411
Federal National Mortgage Association
Series 2013-100, Class CA,
4.000%, 03/25/2039	4,156,484	4,401,782
Series 2014-28, Class BD,
3.500%, 08/25/2043	1,860,907	1,951,737
Series 2003-W14, Class 2A,
3.651%, 01/25/2043 (P)	721,066	732,391
Government National Mortgage Association,
Series 2012-114, Class IO
0.929%, 01/16/2053	3,410,783	243,340
		12,717,809
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $12,533,815)		$12,717,809

SHORT-TERM INVESTMENTS - 0.8%
Repurchase agreement - 0.8%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2015 at 0.320% to be
repurchased at $2,166,077 on 01/04/2016,
collateralized by $1,774,400 U.S. Treasury
Notes, 1.375% due 02/29/2020 (valued at
$1,760,255, including interest) and $515,700
U.S. Treasury Inflation Indexed Bonds,
0.625% due 02/15/2043 (valued at
$449,180, including interest)	2,166,000	2,166,000
77

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Repurchase Agreement with State Street Corp.
dated 12/31/2015 at 0.030% to be
repurchased at $621,002 on 01/04/2016,
collateralized by $705,000 U.S. Treasury
Bonds, 2.500% due 02/15/2045 (valued at
$636,263, including interest)	$621,000	$621,000
		2,787,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,787,000)		$2,787,000
Total Investments (Short Term Government Income Trust)
(Cost $322,926,935) - 98.3%		$322,729,569
Other assets and liabilities, net - 1.7%		5,420,505
TOTAL NET ASSETS - 100.0%		$328,150,074

Strategic Income Opportunities Trust

		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS - 20.3%
Australia - 3.2%
New South Wales Treasury Corp.
6.000%, 05/01/2020 to 03/01/2022	AUD	7,160,000	$6,073,035
Queensland Treasury Corp.
4.000%, 06/21/2019 (S)		5,555,000	4,262,909
5.500%, 06/21/2021		3,755,000	3,117,770
6.000%, 04/21/2016		5,120,000	3,773,793
6.250%, 02/21/2020		1,125,000	939,492
			18,166,999
Bermuda - 0.0%
Government of Bermuda
4.854%, 02/06/2024 (S)		$247,000	254,657
Canada - 3.4%
Export Development Canada
3.250%, 08/08/2017	AUD	740,000	545,348
Government of Canada
1.250%, 02/01/2016 to 03/01/2018	CAD	11,195,000	8,143,692
1.500%, 02/01/2017 to 03/01/2020		14,200,000	10,494,666
Province of Ontario
6.250%, 09/29/2020	AUD	725,000	598,284
			19,781,990
Finland - 0.1%
Nordic Investment Bank
1.375%, 07/15/2020	NOK	7,250,000	825,612
Mexico - 1.7%
Government of Mexico
4.600%, 01/23/2046		$2,540,000	2,247,900
4.750%, 06/14/2018	MXN	16,320,000	951,465
5.000%, 06/15/2017		29,054,100	1,709,960
8.000%, 12/07/2023		23,850,000	1,548,893
10.000%, 12/05/2024		48,180,000	3,519,171
			9,977,389
New Zealand - 4.1%
Dominion of New Zealand
3.000%, 04/15/2020	NZD	4,865,000	3,341,269
5.000%, 03/15/2019		5,390,000	3,934,754
6.000%, 12/15/2017 to 05/15/2021		18,220,000	13,786,639

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
New Zealand (continued)
New Zealand Local Government
Funding Agency
5.000%, 03/15/2019	NZD	1,775,000	$1,276,236
6.000%, 12/15/2017		1,685,000	1,215,538
			23,554,436
Norway - 1.6%
Government of Norway
3.750%, 05/25/2021 (S)	NOK	24,935,000	3,217,404
4.250%, 05/19/2017 (S)		15,665,000	1,855,900
4.500%, 05/22/2019 (S)		31,072,000	3,951,102
			9,024,406
Philippines - 2.3%
Republic of Philippines
4.625%, 09/09/2040	PHP	23,177,000	470,345
4.950%, 01/15/2021		33,000,000	712,703
5.875%, 12/16/2020 to 03/01/2032		157,303,440	3,633,487
6.250%, 01/14/2036		43,000,000	1,008,634
6.500%, 04/28/2021		106,400,000	2,478,255
7.375%, 03/03/2021		59,600,000	1,457,198
8.000%, 07/19/2031		120,240,000	3,513,397
			13,274,019
Singapore - 2.2%
Republic of Singapore
2.375%, 04/01/2017	SGD	3,890,000	2,794,715
2.500%, 06/01/2019		6,430,000	4,678,926
3.250%, 09/01/2020		6,550,000	4,887,638
			12,361,279
South Korea - 0.1%
Korea Treasury Bond Coupon Strips
3.286%, 09/10/2018	KRW	83,030,000	67,747
3.287%, 03/10/2018		83,030,000	68,336
3.296%, 03/10/2017		83,030,000	69,487
3.297%, 09/10/2017		83,030,000	68,918
3.309%, 09/10/2016		83,030,000	70,043
3.315%, 03/10/2016		83,030,000	70,608
			415,139
Sweden - 1.6%
Kingdom of Sweden
1.500%, 11/13/2023	SEK	39,490,000	4,915,347
3.500%, 06/01/2022		9,820,000	1,373,535
5.000%, 12/01/2020		21,300,000	3,099,925
			9,388,807
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $130,476,142)			$117,024,733

CORPORATE BONDS - 47.5%
Consumer discretionary - 7.6%
21st Century Fox America, Inc.
6.200%, 12/15/2034		$940,000	1,066,760
American Axle & Manufacturing, Inc.
6.625%, 10/15/2022		1,195,000	1,251,763
CBS Corp.
3.500%, 01/15/2025		2,300,000	2,194,126
CCO Holdings LLC
5.750%, 01/15/2024		1,690,000	1,736,475
7.000%, 01/15/2019		688,000	702,620
Ferrellgas LP
6.750%, 01/15/2022		1,204,000	1,014,370
78

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer discretionary (continued)
General Motors Financial Company, Inc.
3.250%, 05/15/2018	$630,000	$633,136
4.375%, 09/25/2021	1,260,000	1,278,348
Home Depot, Inc.
2.250%, 09/10/2018	2,045,000	2,090,855
L Brands, Inc.
5.625%, 10/15/2023	1,655,000	1,754,300
7.000%, 05/01/2020	1,119,000	1,261,673
Lamar Media Corp.
5.000%, 05/01/2023	1,325,000	1,341,563
5.875%, 02/01/2022	430,000	451,500
LIN Television Corp.
5.875%, 11/15/2022	795,000	791,025
Lowe’s Companies, Inc.
1.625%, 04/15/2017	1,930,000	1,942,053
Macy’s Retail Holdings, Inc.
7.875%, 08/15/2036	484,000	500,737
Nemak SAB de CV
5.500%, 02/28/2023 (S)	200,000	200,500
New Red Finance, Inc.
4.625%, 01/15/2022 (S)	1,480,000	1,483,700
Northwestern University
3.688%, 12/01/2038	1,095,000	1,101,053
Numericable-SFR SAS
6.250%, 05/15/2024 (S)	1,230,000	1,186,950
Outfront Media Capital LLC
5.250%, 02/15/2022	540,000	552,150
Princeton University
5.700%, 03/01/2039	1,115,000	1,469,780
PVH Corp.
4.500%, 12/15/2022	1,265,000	1,236,538
QVC, Inc.
4.450%, 02/15/2025	1,695,000	1,572,189
5.950%, 03/15/2043	1,205,000	1,022,114
Scripps Networks Interactive, Inc.
3.950%, 06/15/2025	1,405,000	1,343,968
Sirius XM Radio, Inc.
4.625%, 05/15/2023 (S)	1,130,000	1,107,400
5.250%, 08/15/2022 (S)	920,000	970,600
5.875%, 10/01/2020 (S)	1,335,000	1,398,413
Starbucks Corp.
0.875%, 12/05/2016	1,125,000	1,122,977
The George Washington University
4.868%, 09/15/2045	1,528,000	1,656,661
The Goodyear Tire & Rubber Company
8.750%, 08/15/2020	320,000	380,000
The Home Depot, Inc.
5.400%, 03/01/2016	1,439,000	1,449,131
Time Warner, Inc.
3.875%, 01/15/2026	1,672,000	1,658,261
Toyota Motor Credit Corp.
1.250%, 10/05/2017	1,800,000	1,794,674
Univision Communications, Inc.
6.750%, 09/15/2022 (S)	1,167,000	1,209,304
		43,927,667
Consumer staples - 4.6%
B&G Foods, Inc.
4.625%, 06/01/2021	1,935,000	1,915,650
Constellation Brands, Inc.
4.250%, 05/01/2023	825,000	825,000
4.750%, 12/01/2025	305,000	310,719
Cott Beverages, Inc.
5.375%, 07/01/2022	1,600,000	1,568,000

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Consumer staples (continued)
CVS Health Corp.
3.875%, 07/20/2025		$2,825,000	$2,883,607
Darling Ingredients, Inc.
5.375%, 01/15/2022		840,000	827,400
Gruma SAB de CV
4.875%, 12/01/2024 (S)		200,000	204,500
Kraft Heinz Foods Company
2.000%, 07/02/2018 (S)		840,000	836,998
3.950%, 07/15/2025 (S)		2,610,000	2,635,267
4.875%, 02/15/2025 (S)		1,663,000	1,767,807
Office Depot de Mexico SA de CV
6.875%, 09/20/2020 (S)		200,000	201,500
Philip Morris International, Inc.
2.500%, 05/16/2016		1,310,000	1,318,071
3.375%, 08/11/2025		660,000	668,003
Post Holdings, Inc.
6.000%, 12/15/2022 (S)		675,000	661,500
6.750%, 12/01/2021 (S)		1,665,000	1,698,300
Reynolds American, Inc.
2.300%, 06/12/2018		880,000	885,587
The Coca-Cola Company
1.150%, 04/01/2018		1,444,000	1,440,036
1.800%, 09/01/2016		3,021,000	3,040,307
The Procter & Gamble Company
0.750%, 11/04/2016		695,000	693,290
Tyson Foods, Inc.
6.600%, 04/01/2016		545,000	552,215
Walgreens Boots Alliance, Inc.
3.800%, 11/18/2024		1,615,000	1,568,050
			26,501,807
Energy - 0.5%
Exxon Mobil Corp.
2.709%, 03/06/2025		2,120,000	2,074,486
Petroleos Mexicanos
7.650%, 11/24/2021 (S)	MXN	15,351,000	870,084
			2,944,570
Financials - 14.6%
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		$3,195,000	4,201,425
American Tower Corp.
4.000%, 06/01/2025		1,835,000	1,804,001
Asian Development Bank
3.250%, 07/20/2017	NZD	2,630,000	1,803,617
4.625%, 03/06/2019		1,595,000	1,131,648
5.000%, 03/09/2022	AUD	1,825,000	1,472,481
Avenue Financial Holdings, Inc. (6.750%
to 01/01/2020, then 3 month
LIBOR + 4.950%)
12/29/2024 (S)		$500,000	517,500
Banco Nacional Comercio
4.375%, 10/14/2025 (S)		1,205,000	1,189,938
Bank of America Corp.
1.272%, 09/15/2026 (P)		2,515,000	2,163,187
Bank of Montreal
1.400%, 09/11/2017		955,000	954,599
BankUnited, Inc.
4.875%, 11/17/2025		1,675,000	1,648,376
BNC Bancorp (5.500% to 10/01/2019,
then 3 month LIBOR + 3.590%)
10/01/2024		500,000	499,626
79

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Cadence Financial Corp. (6.500% to
03/11/2020, then 3 month
LIBOR + 4.663%)
03/11/2025 (S)		$500,000	$497,500
CapitaMalls Asia Treasury, Ltd.
3.950%, 08/24/2017	SGD	3,250,000	2,350,097
CBRE Services, Inc.
5.000%, 03/15/2023		$990,000	995,313
Citigroup, Inc.
6.250%, 06/29/2017	NZD	1,495,000	1,059,621
Citigroup, Inc. (5.900% to 02/15/2023,
then 3 month LIBOR + 4.230%)
02/15/2023 (Q)		$745,000	731,963
Citigroup, Inc. (5.950% to 01/30/2023,
then 3 month LIBOR + 4.069%)
01/30/2023 (Q)		1,605,000	1,570,493
CoBiz Financial, Inc. (5.625% to
06/25/2025, then 3 month
LIBOR + 3.170%)
06/25/2030		280,000	287,428
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)		1,104,000	1,180,254
Eagle Bancorp, Inc.
5.750%, 09/01/2024		500,000	501,250
Fifth Third Bancorp (5.100% to
06/30/2023, then 3 month
LIBOR + 3.033%)
06/30/2023 (Q)		1,820,000	1,626,625
General Electric Capital Corp.
4.250%, 01/17/2018	NZD	715,000	493,476
4.875%, 04/05/2016	SEK	10,000,000	1,197,917
6.250%, 09/29/2020	GBP	265,000	458,745
Heartland Financial USA, Inc.
5.750%, 12/30/2024		$505,000	505,000
Hongkong Land Treasury Services
Pte, Ltd.
3.860%, 12/29/2017	SGD	250,000	181,113
Host Hotels & Resorts LP
5.250%, 03/15/2022		$1,394,000	1,497,131
Independent Bank Group, Inc.
5.875%, 08/01/2024		690,000	672,750
Inter-American Development Bank
3.750%, 10/09/2018	AUD	1,515,000	1,139,287
6.500%, 08/20/2019		2,705,000	2,231,619
International Bank for Reconstruction
& Development
1.375%, 06/23/2019	SEK	8,600,000	1,053,705
2.125%, 05/29/2017	NOK	1,560,000	179,241
3.375%, 08/13/2017	NZD	620,000	426,352
3.625%, 06/22/2020	NOK	7,100,000	887,284
3.750%, 01/23/2019	AUD	1,000,000	753,912
4.500%, 08/16/2016	NZD	1,455,000	1,004,568
4.625%, 02/26/2019 to 10/06/2021		3,825,000	2,728,451
International Finance Corp.
3.250%, 07/22/2019	AUD	1,890,000	1,405,322
3.625%, 05/20/2020	NZD	2,615,000	1,792,831
3.875%, 02/26/2018		620,000	430,555
6.450%, 10/30/2018	INR	93,530,000	1,396,258
JPMorgan Chase & Co.
4.250%, 11/02/2018	NZD	3,255,000	2,252,385
Kennedy-Wilson, Inc.
5.875%, 04/01/2024		$1,180,000	1,138,700

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
KFW
3.750%, 05/29/2020	NZD	1,100,000	$756,852
6.000%, 01/19/2016 to 08/20/2020	AUD	3,388,000	2,758,296
Landwirtschaftliche Rentenbank
6.500%, 04/12/2017		1,880,000	1,438,669
LegacyTexas Financial Group, Inc.
(5.500% to 12/01/2020, then 3 month
LIBOR + 3.890%)
12/01/2025		$340,000	340,000
MetLife, Inc.
6.400%, 12/15/2036		895,000	977,788
National Australia Bank, Ltd.
6.000%, 02/15/2017	AUD	1,805,000	1,362,671
Oversea-Chinese Banking Corp., Ltd.
(4.000% to 10/15/2019, then 5 year
U.S. Swap Rate + 2.203%)
10/15/2024 (S)		$1,175,000	1,195,392
Prudential Financial, Inc. (5.875% to
09/01/2022, then 3 month
LIBOR + 4.175%)
09/15/2042		645,000	670,478
Radian Group, Inc.
5.250%, 06/15/2020		945,000	914,004
Regions Financial Corp.
7.375%, 12/10/2037		385,000	483,013
Royal Bank of Canada
0.832%, 03/08/2016 (P)		930,000	929,772
0.850%, 03/08/2016		1,700,000	1,700,126
Stifel Financial Corp.
4.250%, 07/18/2024		2,505,000	2,489,359
Synovus Financial Corp.
5.125%, 06/15/2017		810,000	830,250
7.875%, 02/15/2019		725,000	804,750
Synovus Financial Corp. (5.750% to
12/15/2020, then 3 month
LIBOR + 4.182%)
12/15/2025		1,900,000	1,938,000
Temasek Financial I, Ltd.
3.265%, 02/19/2020	SGD	1,250,000	907,804
The Bank of Nova Scotia
0.841%, 07/15/2016 (P)		$750,000	750,785
2.900%, 03/29/2016		1,610,000	1,617,097
The Goldman Sachs Group, Inc.
1.312%, 12/15/2017 (P)		1,250,000	1,250,533
The Toronto-Dominion Bank
0.491%, 07/13/2016 (P)		1,795,000	1,793,878
Trust F/1401
5.250%, 12/15/2024 (S)		1,195,000	1,186,038
Valley National Bancorp
4.550%, 06/30/2025		660,000	663,132
Western Alliance Bank (5.000% to
07/15/2020, then 3 month
LIBOR + 3.200%)
07/15/2025		920,000	910,800
Westpac Banking Corp.
2.000%, 08/14/2017		1,025,000	1,031,449
5.000%, 10/21/2019	GBP	375,000	611,456
7.250%, 02/11/2020	AUD	700,000	587,589
Zions Bancorporation (5.800% to
06/15/2023, then 3 month
LIBOR + 3.800%)
06/15/2023 (Q)		$1,050,000	1,005,375
			83,918,900
80

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care - 7.2%
Abbott Laboratories
2.950%, 03/15/2025	$1,280,000	$1,264,829
AbbVie, Inc.
1.800%, 05/14/2018	2,200,000	2,190,014
3.600%, 05/14/2025	1,345,000	1,327,598
Actavis Funding SCS
3.800%, 03/15/2025	1,270,000	1,263,631
Anthem, Inc.
3.500%, 08/15/2024	655,000	639,587
Cardinal Health, Inc.
3.200%, 03/15/2023	609,000	601,600
3.750%, 09/15/2025	1,705,000	1,731,948
Community Health Systems, Inc.
6.875%, 02/01/2022	1,540,000	1,461,075
7.125%, 07/15/2020	315,000	313,819
DaVita HealthCare Partners, Inc.
5.000%, 05/01/2025	705,000	680,325
5.125%, 07/15/2024	1,045,000	1,045,000
Eli Lilly & Company
5.200%, 03/15/2017	725,000	759,289
Express Scripts Holding Company
3.500%, 06/15/2024	1,395,000	1,375,081
Forest Laboratories, Inc.
4.875%, 02/15/2021 (S)	1,875,000	2,031,098
5.000%, 12/15/2021 (S)	1,775,000	1,929,601
Gilead Sciences, Inc.
3.050%, 12/01/2016	1,380,000	1,403,322
Grifols Worldwide Operations, Ltd.
5.250%, 04/01/2022	1,600,000	1,608,000
HCA Holdings, Inc.
6.250%, 02/15/2021	1,897,000	2,006,078
HCA, Inc.
5.000%, 03/15/2024	1,995,000	1,990,013
7.500%, 02/15/2022	1,165,000	1,290,238
8.000%, 10/01/2018	280,000	313,250
Humana, Inc.
3.850%, 10/01/2024	823,000	829,002
LifePoint Health, Inc.
5.500%, 12/01/2021	3,260,000	3,317,050
Mallinckrodt International Finance SA
5.750%, 08/01/2022 (S)	1,130,000	1,084,800
Merck & Company, Inc.
0.554%, 05/18/2016 (P)	535,000	534,751
2.750%, 02/10/2025	3,085,000	3,003,562
Quest Diagnostics, Inc.
4.250%, 04/01/2024	360,000	370,792
Quintiles Transnational Corp.
4.875%, 05/15/2023 (S)	590,000	592,950
Tenet Healthcare Corp.
4.375%, 10/01/2021	1,450,000	1,399,250
UnitedHealth Group, Inc.
1.900%, 07/16/2018	1,809,000	1,814,832
5.375%, 03/15/2016	1,010,000	1,018,712
WellCare Health Plans, Inc.
5.750%, 11/15/2020	553,000	569,590
		41,760,687
Industrials - 3.6%
3M Company
3.000%, 08/07/2025	1,475,000	1,506,018
AECOM
5.750%, 10/15/2022	1,280,000	1,318,400

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
General Electric Company (4.000% to
06/15/2022, then 3 month
LIBOR + 2.280%)
06/15/2022 (Q)		$2,888,730	$2,888,730
HC2 Holdings, Inc.
11.000%, 12/01/2019 (S)		2,970,000	2,717,550
Huntington Ingalls Industries, Inc.
5.000%, 11/15/2025 (S)		2,330,000	2,364,950
Lockheed Martin Corp.
2.900%, 03/01/2025		3,070,000	2,947,366
3.550%, 01/15/2026		1,525,000	1,532,831
Norfolk Southern Corp.
5.750%, 01/15/2016		730,000	730,883
Tyco Electronics Group SA
6.550%, 10/01/2017		520,000	560,423
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 10/01/2024		249,146	275,306
US Airways 2012-1 Class B Pass
Through Trust
8.000%, 10/01/2019		751,252	811,352
Waste Management, Inc.
2.900%, 09/15/2022		1,267,000	1,244,027
XPO Logistics, Inc.
6.500%, 06/15/2022 (S)		1,690,000	1,563,250
			20,461,086
Information technology - 4.2%
Activision Blizzard, Inc.
5.625%, 09/15/2021 (S)		795,000	832,763
Apple, Inc.
0.409%, 05/12/2017 (P)		3,185,000	3,180,888
0.450%, 05/03/2016		1,483,000	1,482,494
2.400%, 05/03/2023		1,300,000	1,267,417
3.200%, 05/13/2025		3,145,000	3,184,970
IBM Corp.
0.404%, 02/05/2016 (P)		650,000	649,826
2.750%, 12/21/2020	GBP	1,225,000	1,851,830
Intel Corp.
3.700%, 07/29/2025		$1,380,000	1,427,645
Micron Technology, Inc.
5.875%, 02/15/2022		1,360,000	1,322,600
Microsoft Corp.
3.125%, 11/03/2025		2,825,000	2,841,410
Qorvo, Inc.
7.000%, 12/01/2025 (S)		1,670,000	1,720,100
Sixsigma Networks Mexico SA de CV
8.250%, 11/07/2021 (S)		1,545,000	1,475,475
Zebra Technologies Corp.
7.250%, 10/15/2022		2,650,000	2,769,250
			24,006,668
Materials - 2.3%
Alpek SAB de CV
4.500%, 11/20/2022		200,000	189,250
Ball Corp.
4.000%, 11/15/2023		1,720,000	1,640,450
4.375%, 12/15/2020		820,000	832,813
5.250%, 07/01/2025		840,000	858,900
Cemex Finance LLC
9.375%, 10/12/2022 (S)		1,055,000	1,110,388
Cemex SAB de CV
6.125%, 05/05/2025 (S)		2,410,000	2,060,550

81

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Crown Americas LLC
4.500%, 01/15/2023		$1,860,000	$1,818,150
Crown Cork & Seal Company, Inc.
7.375%, 12/15/2026		771,000	828,825
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/2028		130,000	153,298
Sealed Air Corp.
4.875%, 12/01/2022 (S)		965,000	967,413
5.125%, 12/01/2024 (S)		965,000	965,000
6.500%, 12/01/2020 (S)		1,790,000	1,973,475
			13,398,512
Telecommunication services - 1.4%
America Movil SAB de CV
7.125%, 12/09/2024	MXN	22,490,000	1,265,792
SBA Telecommunications, Inc.
5.750%, 07/15/2020		$505,000	525,200
SBA Tower Trust
5.101%, 04/17/2017 (S)		396,000	400,889
SingTel Group Treasury Pte, Ltd.
4.500%, 09/08/2021		660,000	716,578
T-Mobile USA, Inc.
6.125%, 01/15/2022		1,675,000	1,721,063
6.250%, 04/01/2021		718,000	741,335
6.625%, 04/01/2023		445,000	453,900
6.836%, 04/28/2023		435,000	450,225
Verizon Communications, Inc.
4.272%, 01/15/2036		1,277,000	1,152,628
Vodafone Group PLC
0.752%, 02/19/2016 (P)		740,000	739,574
			8,167,184
Utilities - 1.5%
Calpine Corp.
5.875%, 01/15/2024 (S)		176,000	180,400
6.000%, 01/15/2022 (S)		1,451,000	1,497,708
Duke Energy Corp.
2.150%, 11/15/2016		1,135,000	1,141,793
Dynegy, Inc.
7.375%, 11/01/2022		695,000	604,650
NiSource Finance Corp.
4.800%, 02/15/2044		1,772,000	1,799,739
5.650%, 02/01/2045		1,368,000	1,572,438
NRG Yield Operating LLC
5.375%, 08/15/2024		278,000	230,393
Southern Gas Networks PLC
4.875%, 12/21/2020	GBP	80,000	131,796
Talen Energy Supply LLC
6.500%, 06/01/2025 (S)		$2,147,000	1,417,020
			8,575,937
TOTAL CORPORATE BONDS (Cost $279,238,842)			$273,663,018

CAPITAL PREFERRED SECURITIES - 0.3%
Financials - 0.3%
JPMorgan Chase Capital XXIII
1.362%, 05/15/2047 (P)		1,040,000	782,600
USB Capital IX
3.500%, 02/08/2016 (P)(Q)		1,456,000	1,121,120
TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,920,480)			$1,903,720

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
CONVERTIBLE BONDS - 2.0%
Consumer discretionary - 0.2%
Jarden Corp.
1.125%, 03/15/2034	$430,000	$527,556
Liberty Interactive LLC
0.750%, 03/30/2043	470,000	706,763
		1,234,319
Consumer staples - 0.1%
Vector Group, Ltd.
7.500%, 01/15/2019 (P)	510,000	781,471
Financials - 0.5%
Fidelity National Financial, Inc.
4.250%, 08/15/2018	250,000	477,031
MGIC Investment Corp.
2.000%, 04/01/2020	1,065,000	1,480,350
Old Republic International Corp.
3.750%, 03/15/2018	640,000	810,400
		2,767,781
Health care - 0.5%
Anthem, Inc.
2.750%, 10/15/2042	1,099,000	2,097,716
Hologic, Inc. (2.000% to 03/01/2018; then
0.000% thereafter)
03/01/2042	430,000	574,588
		2,672,304
Industrials - 0.5%
Air Lease Corp.
3.875%, 12/01/2018	815,000	1,108,400
Danaher Corp., 0.000%
01/22/2021	440,000	1,186,075
Trinity Industries, Inc.
3.875%, 06/01/2036	605,000	724,109
		3,018,584
Information technology - 0.2%
Intel Corp.
3.250%, 08/01/2039	790,000	1,313,869
TOTAL CONVERTIBLE BONDS (Cost $10,547,627)		$11,788,328

TERM LOANS (M) - 0.3%
Consumer discretionary - 0.0%
New Red Finance, Inc.
3.750%, 12/12/2021	4,367	4,337
Consumer staples - 0.2%
Aramark Services, Inc.
3.250%, 02/24/2021	936,841	926,302
Industrials - 0.1%
B/E Aerospace, Inc.
4.000%, 12/16/2021	581,855	581,673
TOTAL TERM LOANS (Cost $1,526,830)		$1,512,312

MUNICIPAL BONDS - 3.6%
United States - 3.6%
City of Houston (Texas)
6.290%, 03/01/2032	1,940,000	2,373,163
Commonwealth of Pennsylvania
5.850%, 07/15/2030	1,365,000	1,541,481
Kansas Development Finance Authority
3.941%, 04/15/2026	1,470,000	1,468,824
4.091%, 04/15/2027	1,305,000	1,318,011
Port of Morrow (Oregon)
3.521%, 09/01/2027	620,000	634,266
82

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
MUNICIPAL BONDS (continued)
United States (continued)
State of Colorado
6.817%, 03/15/2028	$450,000	$583,628
State of Connecticut
5.090%, 10/01/2030	780,000	863,694
State of Georgia
4.150%, 02/01/2035	445,000	458,791
4.503%, 11/01/2025	355,000	394,856
State of Hawaii
5.330%, 02/01/2026	835,000	970,796
State of Maryland
4.400%, 03/01/2023	760,000	852,165
State of Michigan
3.500%, 05/15/2030	440,000	432,172
State of Texas
3.738%, 10/01/2031	740,000	731,024
3.838%, 10/01/2032	1,340,000	1,325,582
State of Utah
4.554%, 07/01/2024	845,000	947,744
State of Washington
1.710%, 08/01/2020	715,000	708,179
State of Wisconsin
5.550%, 05/01/2029	560,000	630,829
Texas Transportation Commission State
Highway Fund
5.028%, 04/01/2026	850,000	971,678
University of Texas System
3.780%, 07/01/2045	1,505,000	1,489,453
Virginia Housing Development Authority
3.250%, 06/25/2042	981,626	970,582
Virginia Public Building Authority
5.250%, 08/01/2025	890,000	1,051,624
		20,718,542
TOTAL MUNICIPAL BONDS (Cost $20,928,041)		$20,718,542

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.7%
Commercial and residential - 5.2%
Adjustable Rate Mortgage Trust,
Series 2004-5, Class 2A1
2.909%, 04/25/2035 (P)	426,123	425,513
Americold 2010 LLC Trust,
Series 2010-ARTA, Class D
7.443%, 01/14/2029 (S)	645,000	724,557
Banc of America Commercial
Mortgage Trust, Series 2006-4,
Class AM
5.675%, 07/10/2046	825,000	842,190
Bear Stearns Adjustable
Rate Mortgage Trust
Series 2004-10, Class 12A3,
2.894%, 01/25/2035 (P)	414,344	409,836
Series 2005-2, Class A1,
2.680%, 03/25/2035 (P)	310,044	310,660
Series 2005-5, Class A2,
2.480%, 08/25/2035 (P)	439,370	440,404
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1,
1.122%, 01/25/2035 (P)	344,005	335,611
Series 2004-13, Class A1,
1.162%, 11/25/2034 (P)	518,076	510,444
Series 2004-8, Class 1A,
1.122%, 09/25/2034 (P)	64,842	62,924

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Bear Stearns ALT-A Trust (continued)
Series 2005-7, Class 11A1,
0.962%, 08/25/2035 (P)	$257,951	$245,946
BWAY Mortgage Trust, Series 2015-1740,
Class D
3.787%, 01/13/2035 (P)(S)	371,000	343,790
BXHTL Mortgage Trust,
Series 2015-JWRZ, Class GL2
4.019%, 05/15/2029 (P)(S)	630,000	608,078
Carefree Portfolio Trust,
Series 2014-CARE, Class E
4.331%, 11/15/2019 (P)(S)	695,000	699,335
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH, Class D
3.331%, 12/15/2027 (P)(S)	1,110,000	1,089,813
Chase Mortgage Finance Trust,
Series 2007-A1, Class 2A1
2.656%, 02/25/2037 (P)	177,442	177,817
Commercial Mortgage Trust (Bank of
America Merrill Lynch/ Deutsche
Bank), Series 2013-WWP, Class D
3.898%, 03/10/2031 (S)	290,000	286,707
Commercial Mortgage Trust
(Deutsche Bank)
Series 2007-C9, Class A4,
5.796%, 12/10/2049 (P)	750,000	777,513
Series 2014-TWC, Class D,
2.446%, 02/13/2032 (P)(S)	965,000	952,792
Commercial Mortgage Trust (Deutsche
Bank/Morgan Stanley),
Series 2014-PAT, Class E
3.467%, 08/13/2027 (P)(S)	361,000	356,583
Core Industrial Trust, Series 2015-CALW,
Class F
3.850%, 02/10/2034 (P)(S)	695,000	647,281
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO,
1.944%, 09/19/2044	2,923,818	185,544
Series 2005-AR2, Class X2 IO,
2.527%, 03/19/2045	5,194,644	480,302
GAHR Commercial Mortgage Trust,
Series 2015-NRF, Class EFX
3.382%, 12/15/2019 (P)(S)	800,000	743,738
GRACE Mortgage Trust,
Series 2014-GRCE, Class F
3.590%, 06/10/2028 (P)(S)	600,000	572,925
Greenwich Capital Commercial
Funding Corp., Series 2006-GG7,
Class AM
5.826%, 07/10/2038 (P)	90,000	90,990
GS Mortgage Securities Trust,
Series 2006-GG6, Class AM
5.622%, 04/10/2038 (P)	4,796	4,792
GSR Mortgage Loan Trust, Series 2004-5,
Class 2A1
2.814%, 05/25/2034 (P)	672,126	665,482
HarborView Mortgage Loan Trust
Series 2004-5, Class 2A-6,
2.360%, 06/19/2034 (P)	434,334	434,274
Series 2004-7, Class 4A,
2.808%, 11/19/2034 (P)	496,127	493,844
83

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
HarborView Mortgage Loan Trust (continued)
Series 2005-2, Class IX IO,
2.170%, 05/19/2035	$2,027,540	$140,276
Series 2005-9, Class 2A1A,
0.742%, 06/20/2035 (P)	413,414	388,491
Series 2005-9, Class 2A1C,
0.852%, 06/20/2035 (P)	280,783	257,653
Series 2007-3, Class ES IO,
0.350%, 05/19/2047 (S)	10,583,793	168,282
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	10,995,196	162,729
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	8,529,019	110,024
Hilton USA Trust, Series 2013-HLF,
Class EFL
4.018%, 11/05/2030 (P)(S)	625,633	623,840
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO,
2.190%, 10/25/2036	7,024,763	601,724
Series 2005-AR18, Class 2X IO,
1.891%, 10/25/2036	17,157,719	701,390
JPMorgan Chase Commercial
Mortgage Securities Trust
Series 2006-LDP7, Class AM,
5.909%, 04/15/2045 (P)	1,000,000	1,009,511
Series 2007-CB18, Class A4,
5.440%, 06/12/2047	694,199	710,840
Series 2014-INN, Class F,
4.331%, 06/15/2029 (P)(S)	390,000	381,425
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class AM
5.413%, 09/15/2039	615,000	626,273
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1,
2.239%, 12/25/2034 (P)	197,636	198,366
Series 2005-A2, Class A2,
2.496%, 02/25/2035 (P)	466,923	468,459
Series 2006-3, Class 2A1,
2.434%, 10/25/2036 (P)	232,785	228,199
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-3,
Class A4
5.414%, 07/12/2046 (P)	527,687	534,809
Morgan Stanley Capital I Trust,
Series 2014-150E, Class F
4.295%, 09/09/2032 (P)(S)	695,000	651,635
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1,
2.620%, 10/25/2034 (P)	321,034	317,447
Series 2004-9, Class 1A,
5.551%, 11/25/2034 (P)	240,631	248,402
Opteum Mortgage
Acceptance Corp. Trust, Series 2005-4,
Class 1APT
0.732%, 11/25/2035 (P)	340,799	320,406
Queens Center Mortgage Trust,
Series 2013-QCA, Class D
3.474%, 01/11/2037 (P)(S)	540,000	506,483
SFAVE Commercial Mortgage
Securities Trust, Series 2015-5AVE,
Class D
4.388%, 01/05/2035 (P)(S)	635,000	537,920

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and residential (continued)
Structured Asset Securities Corp.,
Series 2003-7A, Class 3A6
2.550%, 12/25/2033 (P)	$331,606	$326,225
Thornburg Mortgage Securities Trust,
Series 2007-4, Class 1A1
2.376%, 09/25/2037 (P)	990,645	978,333
WaMu Mortgage Pass
Through Certificates
Series 2005-AR19, Class A1A2,
0.712%, 12/25/2045 (P)	555,211	510,263
Series 2005-AR2, Class 2A1B,
0.792%, 01/25/2045 (P)	631,602	572,496
Series 2005-AR2, Class 2A2B,
0.802%, 01/25/2045 (P)	436,307	395,872
Series 2005-AR3, Class A2,
2.443%, 03/25/2035 (P)	450,598	450,077
Series 2005-AR6, Class 2A1A,
0.652%, 04/25/2045 (P)	932,519	868,027
Series 2005-AR8, Class 2AB2,
0.842%, 07/25/2045 (P)	502,487	456,502
Series 2005-AR8, Class 2AB3,
0.782%, 07/25/2045 (P)	491,816	444,124
WaMu Mortgage Pass-Through
Certificates, Series 2004-AR14,
Class A1
2.582%, 01/25/2035 (P)	462,795	464,900
Wells Fargo Commercial Mortgage Trust,
Series 2013-BTC, Class E
3.550%, 04/16/2035 (P)(S)	380,000	350,760
Wells Fargo Mortgage Backed
Securities Trust, Series 2004-Z,
Class 2A1
2.851%, 12/25/2034 (P)	421,310	420,922
		30,052,770
U.S. Government Agency - 0.5%
Federal Home Loan Mortgage Corp.
Series 2014-DN2, Class M2,
2.072%, 04/25/2024 (P)	450,000	442,269
Series 2015-DNA1, Class M2,
2.272%, 10/25/2027 (P)	365,000	360,003
Series 2015-DNA1, Class M3,
3.722%, 10/25/2027 (P)	300,000	284,935
Series 292, Class IO,
3.500%, 11/15/2027	935,302	97,430
Series 304, Class C42 IO,
4.000%, 12/15/2027	1,329,316	132,599
Federal National Mortgage Association
Series 2012-118, Class AI IO,
3.500%, 11/25/2037	1,405,692	182,496
Series 2013-39, Class KI IO,
4.000%, 05/25/2028	1,866,766	225,611
Series 2014-C02, Class 1M1,
1.372%, 05/25/2024 (P)	267,807	264,881
Series 402, Class 3 IO,
4.000%, 11/25/2039	241,658	42,750
Series 402, Class 4 IO,
4.000%, 10/25/2039	234,267	41,498
Series 402, Class 7 IO,
4.500%, 11/25/2039	263,516	48,820
Series 406, Class 3 IO,
4.000%, 01/25/2041	245,051	47,527
84

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 407, Class 4 IO,
4.500%, 03/25/2041	$446,197	$92,323
Series 407, Class 7 IO,
5.000%, 03/25/2041	1,080,326	230,919
Series 407, Class 8 IO,
5.000%, 03/25/2041	551,513	117,409
		2,611,470
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $31,490,439)		$32,664,240

ASSET BACKED SECURITIES - 4.8%
Aegis Asset Backed Securities Trust,
Series 2005-2, Class M2
0.862%, 06/25/2035 (P)	305,000	282,425
American Express Credit
Account Master Trust
Series 2014-4, Class A,
1.430%, 06/15/2020	900,000	898,447
Series 2014-3, Class A,
1.490%, 04/15/2020	1,070,000	1,070,311
American Tower Trust I, Series 13,
Class 1A 1.551%, 03/15/2018 (S)	1,490,000	1,455,200
Applebee’s Funding LLC, Series 2014-1,
Class A2 4.277%, 09/05/2044 (S)	2,478,000	2,509,551
Bravo Mortgage Asset Trust,
Series 2006-1A, Class A2
0.662%, 07/25/2036 (P)(S)	683,274	643,453
Chase Issuance Trust, Series 2015-A7,
Class A7 1.620%, 07/15/2020	430,000	428,593
Citibank Credit Card Issuance Trust,
Series 2007-A8, Class A8
5.650%, 09/20/2019	700,000	747,733
CKE Restaurant Holdings, Inc.,
Series 2013-1A, Class A2
4.474%, 03/20/2043 (S)	2,751,613	2,736,343
DB Master Finance LLC, Series 2015-1A,
Class A2II 3.980%, 02/20/2045 (S)	3,166,075	3,156,449
Discover Card Execution Note Trust,
Series 2014-A3, Class A3
1.220%, 10/15/2019	845,000	844,034
Discover Card Master Trust,
Series 2007-A1, Class A1
5.650%, 03/16/2020	955,000	1,021,038
Domino’s Pizza Master Issuer LLC,
Series 2015-1A, Class A2II
4.474%, 10/25/2045 (S)	2,505,000	2,470,957
Driven Brands Funding LLC,
Series 2015-1A, Class A2
5.216%, 07/20/2045 (S)	485,000	470,816
First Frankin Mortgage Loan Trust,
Series 2005-FF7, Class M2
0.892%, 07/25/2035 (P)	665,000	639,846
Ford Credit Auto Owner Trust,
Series 2014-C, Class A3
1.060%, 05/15/2019	545,000	543,693
GSAA Home Equity Trust,
Series 2005-MTR1, Class A4
0.792%, 10/25/2035 (P)	972,508	932,715
Home Equity Asset Trust, Series 2003-1,
Class M1 1.922%, 06/25/2033 (P)	212,428	204,538

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)
Honda Auto Receivables Owner,
Series 2015-4, Class A3
1.230%, 09/23/2019	$1,060,000	$1,051,428
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
1.097%, 03/25/2035 (P)	760,000	704,551
Nissan Auto Receivables Owner,
Series 2015-C, Class A3
1.370%, 05/15/2020	1,020,000	1,013,072
RASC Series Trust, Series 2005-KS7,
Class M4 1.002%, 08/25/2035 (P)	340,000	322,285
Specialty Underwriting & Residential
Finance Trust, Series 2006-BC1,
Class A2D 0.722%, 12/25/2036 (P)	535,000	519,385
Structured Asset Investment Loan Trust,
Series 2005-2, Class M2
1.157%, 03/25/2035 (P)	900,000	842,427
Wendys Funding LLC, Series 2015-1A,
Class A2II 4.080%, 06/15/2045 (S)	2,154,600	2,136,840
TOTAL ASSET BACKED SECURITIES (Cost $27,828,231)		$27,646,130

COMMON STOCKS - 3.9%
Consumer discretionary - 0.8%
Charter Communications, Inc., Class A (I)	26,089	$4,776,896
Vertis Holdings, Inc. (I)	8,371	0
		4,776,896
Financials - 3.0%
American Express Company	6,645	462,160
Capital One Financial Corp.	21,545	1,555,118
Comerica, Inc.	24,297	1,016,344
Commerce Bancshares, Inc.	23,580	1,003,087
Cullen/Frost Bankers, Inc.	7,241	434,460
First Financial Bancorp	32,698	590,853
First Republic Bank	10,630	702,218
Glacier Bancorp, Inc.	21,152	561,163
Investors Bancorp, Inc.	73,647	916,169
MB Financial, Inc.	15,567	503,904
Oritani Financial Corp.	35,820	591,030
Park National Corp.	7,109	643,222
Prosperity Bancshares, Inc.	19,793	947,293
SunTrust Banks, Inc.	42,025	1,800,351
SVB Financial Group (I)	4,564	542,660
Synovus Financial Corp.	37,548	1,215,804
TCF Financial Corp.	63,800	900,856
The PNC Financial Services Group, Inc.	18,510	1,764,188
Union Bankshares Corp.	50,073	1,263,843
		17,414,723
Industrials - 0.1%
HC2 Holdings, Inc. (I)	88,710	469,276
TOTAL COMMON STOCKS (Cost $17,195,573)		$22,660,895

PREFERRED SECURITIES - 7.2%
Consumer staples - 0.6%
Post Holdings, Inc., 5.250%	14,805	1,734,110
Tyson Foods, Inc., 4.750%	31,528	1,913,119
		3,647,229
Financials - 4.5%
American Tower Corp., 5.250%	13,535	1,384,089
Colony Capital, Inc., 7.125%	19,975	437,652
Crown Castle International Corp., 4.500%	22,754	2,429,900
First Tennessee Bank NA, 3.750% (S)	2,315	1,464,961

85

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)

Financials (continued)
HSBC USA, Inc., 3.500%	45,001	$993,622
Huntington Bancshares, Inc., 8.500%	1,305	1,774,800
M&T Bank Corp., Series A, 6.375%	1,540	1,570,800
Regions Financial Corp., 6.375%	49,955	1,316,814
SunTrust Banks, Inc., 4.000%	42,525	991,683
The Hartford Financial Services
Group, Inc. (7.875% to 04/15/2022,
then 3 month LIBOR + 5.596%)	50,575	1,598,170
U.S. Bancorp, 3.500%	2,531	1,974,180
U.S. Bancorp (6.500% to 01/15/2022, then
3 month LIBOR + 4.468%)	64,350	1,846,845
Valley National Bancorp (6.250% to
06/30/2025, then
3 month LIBOR + 3.850%)	26,533	732,576
Wells Fargo & Company (5.850% to
09/15/2023, then
3 month LIBOR + 3.090%)	27,605	721,043
Wells Fargo & Company (6.625% to
03/15/2024, then
3 month LIBOR + 3.690%)	36,031	1,035,171
Welltower, Inc., 6.500%	8,000	487,280
Weyerhaeuser Company, 6.375%	63,700	3,202,836
Zions Bancorporation, 7.900%	43,550	1,166,269
Zions Bancorporation (6.950% to
09/15/2023, then
3 month LIBOR + 3.890%)	22,575	649,257
		25,777,948
Telecommunication services - 0.2%
Frontier Communications Corp., 11.125%	10,201	934,208

Utilities - 1.9%
Dominion Resources, Inc., 6.000%	38,600	2,071,662
Dominion Resources, Inc., 6.375%	47,070	2,263,126
Exelon Corp., 6.500%	56,187	2,273,888
Integrys Energy Group, Inc. (6.000% to
08/01/2023, then
3 month LIBOR + 3.220%)	18,656	476,661
NextEra Energy, Inc., 5.799%	31,627	1,728,099
SCE Trust I, 5.625%	22,260	563,401
The Laclede Group, Inc., 6.750%	29,900	1,651,377
		11,028,214
TOTAL PREFERRED SECURITIES (Cost $40,848,436)		$41,387,599

ESCROW CERTIFICATES - 0.0%
Consumer discretionary - 0.0%
Lear Corp., Series B
8.750%, 12/01/2016 (I)	1,415,000	12,381
TOTAL ESCROW CERTIFICATES (Cost $76)	$12,381

PURCHASED OPTIONS - 0.2%
Call options - 0.0%
Over the Counter Option on the USD vs.
CAD (Expiration Date: 12/08/2017;
Strike Price: $1.25; Counterparty: RBC
Dominion Securities, Inc.) (I)	12,490,000	195,768

Put options - 0.2%
Over the Counter Option on the EUR vs.
CAD (Expiration Date: 09/26/2016;
Strike Price: EUR 1.39; Counterparty:
US Bank NA) (I)	16,805,000	185,295

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
PURCHASED OPTIONS (continued)
Put options (continued)
Over the Counter Option on the EUR vs.
GBP (Expiration Date: 07/18/2016;
Strike Price: EUR 0.65; Counterparty:
Bank of America International) (I)	8,395,000	$17,708
Over the Counter Option on the EUR vs.
GBP (Expiration Date: 07/20/2016;
Strike Price: EUR 0.65; Counterparty:
Bank of America International) (I)	8,405,000	18,277
Over the Counter Option on the EUR vs.
JPY (Expiration Date: 11/01/2016;
Strike Price: EUR 119.40;
Counterparty: Standard
Chartered Bank) (I)	16,055,000	215,829
Over the Counter Option on the EUR vs.
SEK (Expiration Date: 11/02/2016;
Strike Price: EUR 9.00; Counterparty:
Goldman Sachs & Company) (I)	8,010,000	173,053
Over the Counter Option on the EUR vs.
USD (Expiration Date: 11/10/2016;
Strike Price: EUR 0.95; Counterparty:
Deutsche Bank Securities) (I)	17,950,000	100,774
Over the Counter Option on the USD vs.
CAD (Expiration Date: 11/03/2017;
Strike Price: $1.18; Counterparty: RBC
Dominion Securities, Inc.) (I)	21,000,000	136,416
Over the Counter Option on the USD vs.
EUR (Expiration Date: 09/06/2016;
Strike Price: EUR 0.90; Counterparty:
Royal Bank of Scotland) (I)	25,110,000	35,229
		882,581
TOTAL PURCHASED OPTIONS (Cost $1,634,947)		$1,078,349

SHORT-TERM INVESTMENTS - 2.4%

Repurchase agreement - 2.4%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2015 at 0.320% to be
repurchased at $10,976,390 on
01/04/2016, collateralized by
$3,905,800 U.S. Treasury Notes,
1.375% due 02/29/2020 (valued at
$3,874,665, including interest),
$3,818,000 U.S. Treasury Inflation
Indexed Bonds, 2.000% - 3.625% due
01/15/2026 to 04/15/2028 (valued at
$7,321,257, including interest)	$10,976,000	10,976,000
Repurchase Agreement with State
Street Corp. dated 12/31/2015 at
0.030% to be repurchased at $3,143,010
on 01/04/2016, collateralized by
$3,555,000 U.S. Treasury Bonds,
2.500% due 02/15/2045 (valued at
$3,208,388, including interest)	3,143,000	3,143,000
		14,119,000
TOTAL SHORT-TERM INVESTMENTS (Cost $14,119,000)		$14,119,000
Total Investments (Strategic Income Opportunities Trust)
(Cost $577,754,664) - 98.2%		$566,179,247
Other assets and liabilities, net - 1.8%		10,213,748
TOTAL NET ASSETS - 100.0%		$576,392,995
86

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Bond Market Trust B

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 68.1%

U.S. Government - 37.9%
U.S. Treasury Bonds
2.875%, 08/15/2045	$13,090,000	$12,688,609
4.250%, 05/15/2039 to 11/15/2040	4,060,000	5,006,824
4.375%, 05/15/2041	1,830,000	2,305,106
4.625%, 02/15/2040	3,900,000	5,070,667
4.750%, 02/15/2041	2,000,000	2,653,708
7.500%, 11/15/2016	1,270,000	1,343,420
7.875%, 02/15/2021	3,400,000	4,404,945
8.125%, 08/15/2021	1,400,000	1,864,937
8.750%, 08/15/2020	5,750,000	7,535,576
U.S. Treasury Notes
0.375%, 10/31/2016	1,200,000	1,196,263
0.625%, 12/31/2016 to 04/30/2018	13,600,000	13,526,103
0.750%, 12/31/2017	3,700,000	3,675,303
0.875%, 04/30/2017	5,000,000	4,998,070
1.000%, 03/31/2017	4,000,000	4,006,464
1.250%, 04/30/2019 to 01/31/2020	2,000,000	1,978,561
1.375%, 09/30/2018 to 10/31/2020	13,400,000	13,185,187
1.500%, 12/31/2018 to 03/31/2019	18,200,000	18,263,574
1.625%, 06/30/2019 to 07/31/2020	33,300,000	33,255,463
1.750%, 09/30/2019	7,000,000	7,048,797
1.875%, 08/31/2017	2,000,000	2,027,762
2.000%, 11/15/2021 to 02/15/2022	5,000,000	5,013,971
2.250%, 11/15/2025	20,400,000	20,354,345
2.750%, 02/15/2019	7,000,000	7,296,030
3.000%, 02/28/2017	3,300,000	3,380,791
3.125%, 10/31/2016 to 05/15/2021	2,200,000	2,273,732
4.250%, 11/15/2017	7,300,000	7,731,313
		192,085,521
U.S. Government Agency - 30.2%
Federal Home Loan Bank
0.875%, 05/24/2017	1,000,000	998,642
5.500%, 07/15/2036	190,000	246,799
Federal Home Loan Mortgage Corp.
2.375%, 01/13/2022	1,500,000	1,520,844
2.618%, 08/01/2037 (P)	639,882	678,759
2.854%, 02/01/2037 (P)	316,493	335,880
3.000%, 10/01/2042	3,104,849	3,108,522
3.500%, TBA (C)	4,300,000	4,426,105
3.500%, 12/01/2025 to 03/01/2045	7,153,269	7,415,432
4.000%, 02/01/2024 to 12/01/2040	2,359,883	2,501,201
4.500%, 05/01/2024 to 11/01/2041	4,502,805	4,873,725
5.000%, TBA (C)	2,300,000	2,511,243
5.000%, 06/01/2023 to 10/01/2040	1,084,886	1,193,776
5.500%, 08/23/2017 to 01/01/2039	2,950,943	3,225,351
6.000%, 06/01/2022 to 10/01/2038	713,261	806,396
6.250%, 07/15/2032	450,000	625,551
6.500%, 07/01/2016 to 09/01/2038	215,201	245,301
6.750%, 09/15/2029	1,200,000	1,712,284
7.000%, 02/01/2016 to 10/01/2038	150,340	173,987
7.500%, 09/01/2030 to 03/01/2032	16,577	19,691
8.000%, 02/01/2030	2,142	2,568
Federal National Mortgage Association
1.858%, 07/01/2034 (P)	358,862	370,273
1.884%, 01/01/2035 (P)	656,172	681,399
2.322%, 09/01/2037 (P)	287,545	302,982
2.436%, 05/01/2036 (P)	159,487	169,257
2.437%, 04/01/2037 (P)	852,975	905,224
2.500%, TBA (C)	4,000,000	4,031,758
2.500%, 05/01/2028	1,933,181	1,959,328
2.625%, 09/06/2024	1,000,000	1,011,243
2.700%, 04/01/2036 (P)	107,981	114,595

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)

U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
2.707%, 10/01/2037 (P)	$100,709	$106,878
3.000%, TBA (C)	11,400,000	11,400,572
3.000%, 01/01/2027 to 04/01/2043	12,420,828	12,634,608
3.500%, TBA (C)	3,000,000	3,094,543
3.500%, 12/01/2025 to 02/01/2043	12,100,421	12,528,332
4.000%, 08/01/2020 to 12/01/2042	10,632,843	11,278,537
4.500%, 06/01/2018 to 06/01/2041	5,830,347	6,295,348
5.000%, 12/01/2018 to 07/01/2039	3,099,801	3,402,629
5.500%, 08/01/2017 to 11/01/2038	2,130,192	2,367,894
6.000%, 01/01/2021 to 08/01/2038	1,523,888	1,711,069
6.500%, 07/01/2016 to 12/01/2037	368,352	421,714
7.000%, 01/01/2030 to 10/01/2038	143,222	165,848
7.125%, 01/15/2030	209,000	306,127
7.250%, 05/15/2030	1,450,000	2,145,701
7.500%, 09/01/2030 to 08/01/2031	32,225	38,183
8.000%, 08/01/2030 to 09/01/2031	9,337	11,159
8.500%, 09/01/2030	1,291	1,574
Government National Mortgage Association
3.000%, TBA (C)	5,000,000	5,065,103
3.000%, 08/15/2043	2,810,124	2,853,629
3.500%, TBA (C)	2,800,000	2,913,492
3.500%, 01/15/2043 to 04/20/2045	7,355,205	7,697,271
4.000%, 11/15/2026 to 08/20/2045	9,234,537	9,844,052
4.500%, 05/15/2019 to 10/20/2040	3,224,987	3,489,458
5.000%, 05/15/2018 to 07/20/2040	2,756,330	3,052,745
5.500%, 08/15/2023 to 09/20/2039	1,022,491	1,142,907
6.000%, 04/15/2017 to 10/15/2038	633,513	716,567
6.500%, 05/15/2028 to 12/15/2038	338,235	389,744
7.000%, 08/15/2029 to 05/15/2032	61,142	71,674
7.500%, 08/15/2029 to 01/15/2031	20,920	24,972
8.000%, 04/15/2031	8,593	10,394
8.500%, 09/15/2030	5,756	7,083
9.000%, 01/15/2031	1,421	1,765
Tennessee Valley Authority
3.875%, 02/15/2021	700,000	764,436
The Financing Corp. 8.600%, 09/26/2019	675,000	841,403
		152,965,527
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $334,104,567)		$345,051,048

FOREIGN GOVERNMENT
OBLIGATIONS - 2.9%

Brazil - 0.3%
Federative Republic of Brazil
4.250%, 01/07/2025	1,612,000	1,297,660
5.875%, 01/15/2019	105,000	107,100
		1,404,760
Canada - 0.8%
Government of Canada
0.875%, 02/14/2017	250,000	249,813
Province of British Columbia
6.500%, 01/15/2026	490,000	633,237
Province of Manitoba
9.625%, 12/01/2018	300,000	363,349
Province of New Brunswick
5.200%, 02/21/2017	380,000	396,924
Province of Nova Scotia
5.125%, 01/26/2017	455,000	473,478
87

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Canada (continued)
Province of Ontario
1.100%, 10/25/2017	$1,000,000	$995,286
Province of Quebec
7.125%, 02/09/2024	150,000	192,596
7.500%, 07/15/2023	410,000	535,859
		3,840,542
Chile - 0.1%
Republic of Chile
3.875%, 08/05/2020	510,000	543,915
Colombia - 0.1%
Republic of Colombia
4.375%, 07/12/2021	550,000	552,750
Israel - 0.2%
Government of Israel
5.125%, 03/26/2019	530,000	584,097
5.500%, 09/18/2023	455,000	545,281
		1,129,378
Italy - 0.1%
Republic of Italy
6.875%, 09/27/2023	300,000	368,613
Japan - 0.2%
Japan Bank for International Cooperation
2.250%, 07/13/2016	1,250,000	1,258,851
Mexico - 0.3%
Government of Mexico
5.950%, 03/19/2019	415,000	460,650
6.050%, 01/11/2040	930,000	1,018,350
		1,479,000
Panama - 0.1%
Republic of Panama
6.700%, 01/26/2036	370,000	439,375
Peru - 0.1%
Republic of Peru
6.550%, 03/14/2037	250,000	288,750
7.125%, 03/30/2019	120,000	136,620
		425,370
Philippines - 0.2%
Republic of Philippines
4.000%, 01/15/2021	1,000,000	1,082,115
Poland - 0.0%
Republic of Poland
6.375%, 07/15/2019	110,000	125,675
South Africa - 0.1%
Republic of South Africa
5.500%, 03/09/2020	740,000	759,498
Turkey - 0.3%
Republic of Turkey
6.000%, 01/14/2041	400,000	408,700
6.250%, 09/26/2022	400,000	434,240
7.500%, 07/14/2017	400,000	427,880
		1,270,820
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $14,799,167)		$14,680,662

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS - 26.8%
Consumer discretionary - 2.8%
21st Century Fox America, Inc.
6.650%, 11/15/2037	$440,000	$511,307
American Honda Finance Corp.
1.020%, 09/20/2017 (P)	470,000	469,475
2.150%, 03/13/2020	250,000	248,820
2.450%, 09/24/2020	470,000	470,936
Brinker International, Inc.
3.875%, 05/15/2023	250,000	241,206
CBS Corp.
4.300%, 02/15/2021	150,000	157,569
Comcast Corp.
5.700%, 07/01/2019	310,000	347,639
6.500%, 11/15/2035	255,000	319,587
Cox Communications, Inc.
9.375%, 01/15/2019 (S)	125,000	144,861
DIRECTV Holdings LLC
5.150%, 03/15/2042	50,000	46,584
6.375%, 03/01/2041	360,000	386,386
Discovery Communications LLC
5.625%, 08/15/2019	250,000	272,066
Ford Motor Credit Company LLC
5.000%, 05/15/2018	1,040,000	1,090,022
Grupo Televisa SAB
6.625%, 01/15/2040	220,000	227,951
Hyatt Hotels Corp.
3.375%, 07/15/2023	250,000	237,521
Johnson Controls, Inc.
5.700%, 03/01/2041	150,000	146,415
Lowe’s Companies, Inc.
3.375%, 09/15/2025	460,000	467,368
5.800%, 10/15/2036	140,000	165,808
6.100%, 09/15/2017	180,000	193,870
McDonald’s Corp.
3.625%, 05/20/2021	250,000	257,755
5.000%, 02/01/2019	228,000	246,403
NBCUniversal Media LLC
5.150%, 04/30/2020	230,000	256,904
Newell Rubbermaid, Inc.
2.150%, 10/15/2018	250,000	241,989
3.900%, 11/01/2025	250,000	225,676
O’Reilly Automotive, Inc.
4.875%, 01/14/2021	300,000	324,620
Target Corp.
6.500%, 10/15/2037	288,000	371,446
TCI Communications, Inc.
7.125%, 02/15/2028	110,000	142,263
The Home Depot, Inc.
2.625%, 06/01/2022	400,000	399,629
3.350%, 09/15/2025	752,000	768,902
4.250%, 04/01/2046	390,000	398,666
5.875%, 12/16/2036	280,000	341,302
The Walt Disney Company
1.500%, 09/17/2018	500,000	499,096
3.150%, 09/17/2025	500,000	505,745
5.625%, 09/15/2016	340,000	351,325
Thomson Reuters Corp.
4.500%, 05/23/2043	250,000	217,283
Time Warner Cable, Inc.
4.125%, 02/15/2021	60,000	61,264
Time Warner Companies, Inc.
7.250%, 10/15/2017	100,000	109,482
7.570%, 02/01/2024	240,000	293,659
88

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Time Warner Entertainment Company LP
8.375%, 07/15/2033	$525,000	$619,372
Time Warner, Inc.
4.850%, 07/15/2045	500,000	475,813
7.625%, 04/15/2031	285,000	352,638
Toyota Motor Credit Corp.
3.400%, 09/15/2021	320,000	331,732
Viacom, Inc.
4.500%, 03/01/2021	120,000	123,930
Volkswagen International Finance NV
2.875%, 04/01/2016 (S)	60,000	60,106
		14,122,391
Consumer staples - 1.6%
Altria Group, Inc.
9.250%, 08/06/2019	105,000	128,558
9.950%, 11/10/2038	17,000	27,253
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/2019	460,000	531,811
7.750%, 01/15/2019	335,000	387,309
Bottling Group LLC
5.125%, 01/15/2019	105,000	115,035
Brown-Forman Corp.
2.500%, 01/15/2016	300,000	300,122
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	160,000	185,209
Campbell Soup Company
4.500%, 02/15/2019	300,000	319,226
ConAgra Foods, Inc.
5.819%, 06/15/2017	38,000	40,086
7.000%, 04/15/2019	118,000	132,666
9.750%, 03/01/2021	175,000	218,957
CVS Health Corp.
4.125%, 05/15/2021	60,000	63,481
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	85,744	106,114
Diageo Capital PLC
4.828%, 07/15/2020	95,000	103,743
Dr. Pepper Snapple Group, Inc.
2.900%, 01/15/2016	500,000	500,186
Edgewell Personal Care Company
4.700%, 05/19/2021	250,000	252,372
General Mills, Inc.
5.650%, 02/15/2019	315,000	345,722
Kellogg Company
4.150%, 11/15/2019	30,000	31,761
Kimberly-Clark Corp.
7.500%, 11/01/2018	250,000	289,711
Kraft Foods Group, Inc.
6.125%, 08/23/2018	66,000	72,465
6.875%, 01/26/2039	40,000	47,412
PepsiCo, Inc.
4.000%, 03/05/2042	270,000	260,649
5.500%, 01/15/2040	280,000	328,410
Philip Morris International, Inc.
3.600%, 11/15/2023	250,000	260,663
4.125%, 05/17/2021	320,000	340,045
Reynolds American, Inc.
3.250%, 11/01/2022	270,000	267,110
Safeway, Inc.
6.350%, 08/15/2017	27,000	27,810
SC Johnson & Son, Inc.
4.000%, 05/15/2043 (S)	250,000	225,935

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
The Clorox Company
5.950%, 10/15/2017	$295,000	$316,725
The Coca-Cola Company
3.150%, 11/15/2020	560,000	586,415
The Kroger Company
6.400%, 08/15/2017	370,000	397,331
The Procter & Gamble Company
5.500%, 02/01/2034	50,000	59,726
Wal-Mart Stores, Inc.
4.125%, 02/01/2019	100,000	107,118
6.200%, 04/15/2038	125,000	156,735
7.550%, 02/15/2030	410,000	578,079
Walgreen Company
5.250%, 01/15/2019	84,000	89,767
		8,201,717
Energy - 3.0%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	280,000	269,690
Apache Corp.
3.625%, 02/01/2021	250,000	246,800
BP Capital Markets PLC
1.375%, 11/06/2017	500,000	497,091
2.750%, 05/10/2023	250,000	234,841
Canadian Natural Resources, Ltd.
6.250%, 03/15/2038	290,000	263,935
Cenovus Energy, Inc.
5.700%, 10/15/2019	40,000	41,935
Chevron Corp.
1.961%, 03/03/2020	850,000	837,955
4.950%, 03/03/2019	90,000	98,085
ConocoPhillips
5.750%, 02/01/2019	100,000	108,236
DCP Midstream LLC
9.750%, 03/15/2019 (S)	95,000	96,746
Devon Energy Corp.
5.000%, 06/15/2045	485,000	367,563
Devon Financing Corp. LLC
7.875%, 09/30/2031	170,000	174,369
Enbridge Energy Partners LP
9.875%, 03/01/2019	125,000	142,377
Encana Corp.
6.500%, 08/15/2034	270,000	218,169
Energy Transfer Partners LP
6.125%, 12/15/2045	350,000	284,776
6.500%, 02/01/2042	50,000	40,668
6.700%, 07/01/2018	250,000	262,913
Ensco PLC
4.700%, 03/15/2021	360,000	289,992
Enterprise Products Operating LLC
4.850%, 08/15/2042	280,000	223,875
6.875%, 03/01/2033	130,000	135,633
EOG Resources, Inc.
4.100%, 02/01/2021	300,000	316,479
Exxon Mobil Corp.
2.397%, 03/06/2022	750,000	738,549
Halliburton Company
6.150%, 09/15/2019	360,000	405,310
Hess Corp.
8.125%, 02/15/2019	280,000	317,426
Kinder Morgan Energy Partners LP
6.375%, 03/01/2041	60,000	50,045
6.500%, 09/01/2039	180,000	148,436
9.000%, 02/01/2019	60,000	64,547
89

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Kinder Morgan, Inc.
5.550%, 06/01/2045	$375,000	$292,842
Magellan Midstream Partners LP
6.550%, 07/15/2019	180,000	196,520
Marathon Oil Corp.
3.850%, 06/01/2025 (L)	500,000	402,488
Nabors Industries, Inc.
9.250%, 01/15/2019	105,000	107,908
Nexen Energy ULC
6.200%, 07/30/2019	120,000	132,667
Noble Holding International, Ltd.
6.050%, 03/01/2041	50,000	29,895
Occidental Petroleum Corp.
4.100%, 02/01/2021	300,000	314,818
ONEOK Partners LP
6.650%, 10/01/2036	268,000	221,521
Petro-Canada
5.950%, 05/15/2035	235,000	235,448
6.050%, 05/15/2018	125,000	134,001
Petrobras Global Finance BV
4.375%, 05/20/2023	365,000	240,900
5.375%, 01/27/2021	400,000	298,000
6.750%, 01/27/2041	80,000	51,200
8.375%, 12/10/2018	90,000	82,800
Petroleos Mexicanos
4.875%, 01/18/2024	500,000	466,250
5.500%, 01/21/2021	320,000	322,784
6.625%, 06/15/2035	230,000	205,563
Plains All American Pipeline LP
8.750%, 05/01/2019	60,000	65,843
Repsol Oil & Gas Canada, Inc.
3.750%, 02/01/2021	60,000	54,426
7.750%, 06/01/2019	150,000	161,652
Shell International Finance BV
0.900%, 11/15/2016	500,000	498,706
6.375%, 12/15/2038	90,000	106,328
Southern Natural Gas Company LLC
4.400%, 06/15/2021	250,000	232,246
Statoil ASA
1.800%, 11/23/2016	580,000	583,445
Sunoco Logistics Partners Operations LP
3.450%, 01/15/2023	170,000	143,497
The Williams Companies, Inc.
7.875%, 09/01/2021	190,000	171,070
Tosco Corp.
8.125%, 02/15/2030	383,000	478,960
Total Capital SA
4.125%, 01/28/2021	40,000	43,135
4.250%, 12/15/2021	60,000	64,067
TransCanada PipeLines, Ltd.
5.850%, 03/15/2036	405,000	416,492
Valero Energy Corp.
6.125%, 06/15/2017	345,000	363,230
7.500%, 04/15/2032	270,000	295,900
Weatherford International, Ltd.
5.500%, 02/15/2016	340,000	338,300
6.000%, 03/15/2018	185,000	170,589
Williams Partners LP
5.250%, 03/15/2020	400,000	371,533
		15,171,465
Financials - 8.8%
AEGON Funding Company LLC
5.750%, 12/15/2020	165,000	187,338

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Allied World Assurance Company
Holdings, Ltd.
7.500%, 08/01/2016	$325,000	$335,776
American Express Company
2.650%, 12/02/2022	345,000	334,331
American Express Credit Corp.
2.800%, 09/19/2016	400,000	405,109
American International Group, Inc.
6.250%, 05/01/2036	430,000	496,787
American Tower Corp.
4.500%, 01/15/2018	310,000	323,301
Asian Development Bank
5.593%, 07/16/2018	590,000	645,829
Bank of America Corp.
2.000%, 01/11/2018	500,000	499,409
2.625%, 10/19/2020	400,000	395,144
3.875%, 08/01/2025	400,000	406,090
5.000%, 05/13/2021	820,000	895,994
5.650%, 05/01/2018	500,000	537,645
5.875%, 01/05/2021	350,000	396,254
6.500%, 08/01/2016	80,000	82,331
6.875%, 04/25/2018 to 11/15/2018	397,000	440,476
7.750%, 05/14/2038	480,000	650,816
Barclays Bank PLC
6.750%, 05/22/2019	240,000	272,842
Berkshire Hathaway Finance Corp.
4.250%, 01/15/2021	60,000	65,443
5.400%, 05/15/2018	105,000	113,980
Boston Properties LP
4.125%, 05/15/2021	300,000	314,371
Capital One Bank USA NA
3.375%, 02/15/2023	360,000	352,452
Capital One Financial Corp.
3.200%, 02/05/2025	2,000,000	1,934,392
Citigroup, Inc.
2.400%, 02/18/2020	1,500,000	1,483,074
5.500%, 09/13/2025	400,000	434,486
CNA Financial Corp.
7.350%, 11/15/2019	280,000	322,435
Credit Suisse AG
3.000%, 10/29/2021	750,000	747,411
Deutsche Bank AG
3.250%, 01/11/2016	500,000	500,188
Discover Financial Services
5.200%, 04/27/2022	120,000	128,381
Essex Portfolio LP
5.200%, 03/15/2021	60,000	64,916
European Bank for Reconstruction &
Development
1.000%, 09/17/2018	500,000	493,656
European Investment Bank
1.750%, 06/17/2019	1,750,000	1,755,173
2.875%, 09/15/2020	700,000	728,275
4.875%, 01/17/2017	200,000	207,943
Fifth Third Bancorp
5.450%, 01/15/2017	300,000	311,003
GE Capital International Funding Company
0.964%, 04/15/2016 (S)	761,000	761,337
4.418%, 11/15/2035 (S)	822,000	839,132
General Electric Capital Corp.
6.750%, 03/15/2032	66,000	86,238
6.875%, 01/10/2039	168,000	228,984
90

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
HCP, Inc.
3.875%, 08/15/2024	$400,000	$387,687
HSBC Holdings PLC
6.500%, 09/15/2037	660,000	791,874
HSBC USA, Inc.
2.350%, 03/05/2020	1,000,000	988,666
Inter-American Development Bank
7.000%, 06/15/2025	325,000	435,985
International Bank for Reconstruction
& Development
1.000%, 09/15/2016	500,000	501,366
2.125%, 11/01/2020	500,000	504,456
8.625%, 10/15/2016	100,000	105,770
International Finance Corp.
0.875%, 06/15/2018	600,000	593,182
Jefferies Group LLC
5.125%, 04/13/2018	330,000	343,258
JPMorgan Chase & Co.
3.375%, 05/01/2023	500,000	491,686
4.350%, 08/15/2021	710,000	755,823
6.400%, 05/15/2038	125,000	159,227
KeyCorp
5.100%, 03/24/2021	250,000	273,310
KFW
1.000%, 06/11/2018	500,000	495,490
1.875%, 04/01/2019	1,000,000	1,007,374
4.375%, 03/15/2018	360,000	383,876
5.125%, 03/14/2016	780,000	786,572
Kimco Realty Corp.
6.875%, 10/01/2019	60,000	68,921
Landwirtschaftliche Rentenbank
5.125%, 02/01/2017	75,000	78,265
Lincoln National Corp.
7.000%, 06/15/2040	150,000	188,138
MetLife, Inc.
6.750%, 06/01/2016	150,000	153,434
6.817%, 08/15/2018	190,000	213,970
Moody’s Corp.
5.500%, 09/01/2020	60,000	66,129
Morgan Stanley
2.650%, 01/27/2020	300,000	299,289
2.800%, 06/16/2020	485,000	486,728
4.100%, 05/22/2023	750,000	758,199
5.950%, 12/28/2017	435,000	467,756
6.625%, 04/01/2018	503,000	551,609
7.300%, 05/13/2019	110,000	126,399
MUFG Union Bank NA
5.950%, 05/11/2016	250,000	254,173
National Rural Utilities Cooperative
Finance Corp.
10.375%, 11/01/2018	180,000	219,624
Nomura Holdings, Inc.
4.125%, 01/19/2016	110,000	110,117
Northern Trust Corp.
3.450%, 11/04/2020	300,000	313,661
Oesterreichische Kontrollbank AG
4.875%, 02/16/2016	295,000	296,369
PartnerRe Finance A LLC
6.875%, 06/01/2018	250,000	275,019
PartnerRe Finance B LLC
5.500%, 06/01/2020	60,000	65,801
Plum Creek Timberlands LP
4.700%, 03/15/2021	150,000	159,591

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
PNC Funding Corp.
5.625%, 02/01/2017	$310,000	$322,300
6.700%, 06/10/2019	310,000	354,334
Prudential Financial, Inc.
5.375%, 06/21/2020	280,000	311,410
Rabobank Nederland NV
4.500%, 01/11/2021	500,000	544,045
Reinsurance Group of America, Inc.
5.000%, 06/01/2021	50,000	53,932
Royal Bank of Canada
2.200%, 07/27/2018	600,000	604,957
Simon Property Group LP
3.500%, 09/01/2025	441,500	447,301
5.650%, 02/01/2020	330,000	369,860
State Street Corp.
3.100%, 05/15/2023	250,000	247,214
Stifel Financial Corp.
4.250%, 07/18/2024	500,000	496,878
SunTrust Banks, Inc.
6.000%, 09/11/2017	435,000	462,100
The Bank of New York Mellon Corp.
2.450%, 11/27/2020	450,000	448,240
2.500%, 01/15/2016	150,000	150,077
The Bank of Nova Scotia
2.350%, 10/21/2020	400,000	396,507
2.900%, 03/29/2016	580,000	582,557
The Bear Stearns Companies LLC
7.250%, 02/01/2018	710,000	783,243
The Chubb Corp.
5.750%, 05/15/2018	275,000	299,350
The Goldman Sachs Group, Inc.
3.625%, 01/22/2023	500,000	505,868
6.125%, 02/15/2033	375,000	439,278
6.150%, 04/01/2018	735,000	798,159
7.500%, 02/15/2019	240,000	274,661
The Hartford Financial Services Group, Inc.
5.950%, 10/15/2036	170,000	194,954
The Travelers Companies, Inc.
5.900%, 06/02/2019	310,000	349,029
6.250%, 06/20/2016	190,000	194,579
Travelers Property Casualty Corp.
7.750%, 04/15/2026	50,000	65,471
Ventas Realty LP
4.750%, 06/01/2021	60,000	63,908
Wells Fargo & Company
3.450%, 02/13/2023	750,000	752,033
5.625%, 12/11/2017	185,000	198,493
Welltower, Inc.
4.950%, 01/15/2021	320,000	343,259
XLIT, Ltd.
5.750%, 10/01/2021	310,000	345,546
		44,737,079
Health care - 2.3%
Abbott Laboratories
2.950%, 03/15/2025	300,000	296,444
AbbVie, Inc.
2.900%, 11/06/2022	500,000	484,070
4.400%, 11/06/2042	260,000	242,805
Actavis Funding SCS
4.750%, 03/15/2045	960,000	935,865
Aetna, Inc.
3.950%, 09/01/2020	290,000	305,441
91

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Agilent Technologies, Inc.
3.875%, 07/15/2023	$250,000	$250,348
Amgen, Inc.
4.400%, 05/01/2045	260,000	240,724
5.150%, 11/15/2041	100,000	101,444
5.700%, 02/01/2019	450,000	496,234
5.750%, 03/15/2040	40,000	43,271
Anthem, Inc.
4.650%, 08/15/2044	150,000	142,955
6.375%, 06/15/2037	345,000	408,856
AstraZeneca PLC
5.900%, 09/15/2017	340,000	364,146
Becton, Dickinson and Company
3.250%, 11/12/2020	300,000	304,301
Cigna Corp.
4.000%, 02/15/2022	280,000	289,477
Covidien International Finance SA
6.000%, 10/15/2017	360,000	387,805
Express Scripts Holding Company
6.125%, 11/15/2041	330,000	374,994
Gilead Sciences, Inc.
4.500%, 04/01/2021	330,000	357,095
GlaxoSmithKline Capital, Inc.
6.375%, 05/15/2038	210,000	268,007
Johnson & Johnson
2.150%, 05/15/2016	320,000	321,962
5.850%, 07/15/2038	285,000	366,116
Laboratory Corp. of America Holdings
4.625%, 11/15/2020	280,000	294,983
Life Technologies Corp.
5.000%, 01/15/2021	310,000	329,807
McKesson Corp.
4.750%, 03/01/2021	150,000	162,099
Medtronic, Inc.
5.600%, 03/15/2019	165,000	182,783
Merck & Company, Inc.
2.750%, 02/10/2025	850,000	827,562
Mylan, Inc.
2.600%, 06/24/2018	250,000	248,105
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	80,000	87,594
Pfizer, Inc.
4.400%, 05/15/2044	264,000	268,087
Pharmacia Corp.
6.500%, 12/01/2018	335,000	377,921
Quest Diagnostics, Inc.
4.700%, 03/30/2045	500,000	450,253
Thermo Fisher Scientific, Inc.
4.150%, 02/01/2024	350,000	363,740
UnitedHealth Group, Inc.
4.375%, 03/15/2042	50,000	49,094
5.800%, 03/15/2036	300,000	353,980
Zimmer Biomet Holdings, Inc.
4.450%, 08/15/2045	375,000	344,692
		11,323,060
Industrials - 2.1%
3M Company
3.000%, 08/07/2025	330,000	336,940
Burlington Northern Santa Fe LLC
4.400%, 03/15/2042	50,000	47,508
4.700%, 10/01/2019	250,000	270,455
Canadian Pacific Railway Company
4.450%, 03/15/2023	300,000	318,416

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Caterpillar Financial Services Corp.
1.700%, 06/16/2018	$485,000	$484,757
Caterpillar, Inc.
3.400%, 05/15/2024	500,000	506,756
7.900%, 12/15/2018	95,000	111,175
CSX Corp.
3.350%, 11/01/2025	420,000	408,149
3.700%, 10/30/2020	270,000	281,848
7.375%, 02/01/2019	105,000	120,222
Emerson Electric Company
2.625%, 12/01/2021	250,000	248,421
4.875%, 10/15/2019	250,000	274,414
FedEx Corp.
3.875%, 08/01/2042	420,000	363,211
8.000%, 01/15/2019	50,000	58,211
Fluor Corp.
3.375%, 09/15/2021	320,000	326,988
Ingersoll-Rand Global Holding Company, Ltd.
6.875%, 08/15/2018	340,000	375,372
John Deere Capital Corp.
1.700%, 01/15/2020	550,000	536,029
Koninklijke Philips NV
6.875%, 03/11/2038	250,000	289,689
L-3 Communications Corp.
4.750%, 07/15/2020	150,000	156,064
Norfolk Southern Corp.
4.837%, 10/01/2041	240,000	233,120
Northrop Grumman Corp.
3.500%, 03/15/2021	150,000	154,928
Pitney Bowes, Inc.
6.250%, 03/15/2019	180,000	196,926
Precision Castparts Corp.
3.250%, 06/15/2025	500,000	497,031
Ryder System, Inc.
2.450%, 11/15/2018	250,000	249,814
Snap-on, Inc.
6.125%, 09/01/2021	310,000	357,091
The Boeing Company
1.650%, 10/30/2020	438,000	428,797
2.600%, 10/30/2025	438,000	424,025
8.750%, 09/15/2031	90,000	131,884
Tyco Electronics Group SA
6.550%, 10/01/2017	500,000	538,868
Union Pacific Corp.
3.250%, 08/15/2025	500,000	508,351
4.000%, 02/01/2021	280,000	299,317
4.050%, 11/15/2045	500,000	483,752
4.821%, 02/01/2044	285,000	309,839
United Technologies Corp.
5.375%, 12/15/2017	100,000	107,509
6.125%, 02/01/2019	245,000	273,303
		10,709,180
Information technology - 2.2%
Apple, Inc.
2.400%, 05/03/2023	800,000	779,949
Applied Materials, Inc.
2.625%, 10/01/2020	470,000	469,510
3.900%, 10/01/2025	470,000	472,824
5.100%, 10/01/2035	470,000	478,078
Automatic Data Processing, Inc.
3.375%, 09/15/2025	752,000	767,257
Baidu, Inc.
3.000%, 06/30/2020	250,000	247,229
92

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Baidu, Inc. (continued)
4.125%, 06/30/2025	$250,000	$248,016
Cisco Systems, Inc.
3.150%, 03/14/2017	360,000	368,865
5.900%, 02/15/2039	80,000	97,579
eBay, Inc.
3.250%, 10/15/2020	250,000	254,101
Fiserv, Inc.
2.700%, 06/01/2020	250,000	247,985
Google, Inc.
3.625%, 05/19/2021	320,000	340,752
HP, Inc.
3.750%, 12/01/2020	49,000	48,630
IBM Corp.
2.000%, 01/05/2016	330,000	330,000
4.000%, 06/20/2042	210,000	196,419
5.600%, 11/30/2039	21,000	24,466
Intel Corp.
2.700%, 12/15/2022	690,000	682,696
Leidos Holdings, Inc.
4.450%, 12/01/2020	300,000	298,736
Microsoft Corp.
2.000%, 11/03/2020	438,000	438,172
3.125%, 11/03/2025	438,000	440,544
3.750%, 05/01/2043	500,000	462,863
4.450%, 11/03/2045	438,000	451,706
Oracle Corp.
4.125%, 05/15/2045	500,000	473,222
5.750%, 04/15/2018	435,000	474,690
QUALCOMM, Inc.
3.450%, 05/20/2025	500,000	479,659
The Western Union Company
3.650%, 08/22/2018	100,000	102,523
Visa, Inc.
2.200%, 12/14/2020	463,000	462,648
3.150%, 12/14/2025	463,000	463,978
4.300%, 12/14/2045	463,000	469,291
Xerox Corp.
6.750%, 12/15/2039	60,000	57,689
		11,130,077
Materials - 1.0%
Agrium, Inc.
6.750%, 01/15/2019	350,000	390,411
Barrick North America Finance LLC
4.400%, 05/30/2021	250,000	224,535
BHP Billiton Finance USA, Ltd.
6.500%, 04/01/2019	300,000	330,486
CRH America, Inc.
8.125%, 07/15/2018	220,000	250,324
E.I. du Pont de Nemours & Company
3.625%, 01/15/2021	180,000	185,539
Freeport-McMoRan, Inc.
3.875%, 03/15/2023	500,000	285,000
Glencore Finance Canada, Ltd.
5.800%, 11/15/2016 (S)	105,000	104,606
Monsanto Company
2.850%, 04/15/2025	300,000	273,671
Newmont Mining Corp.
4.875%, 03/15/2042	270,000	192,886
Potash Corp. of Saskatchewan, Inc.
5.625%, 12/01/2040	150,000	157,642
PPG Industries, Inc.
3.600%, 11/15/2020	300,000	308,229

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Praxair, Inc.
2.450%, 02/15/2022	$240,000	$234,483
Rio Tinto Alcan, Inc.
6.125%, 12/15/2033	100,000	100,096
Rio Tinto Finance USA PLC
4.750%, 03/22/2042	270,000	231,614
Rio Tinto Finance USA, Ltd.
3.750%, 06/15/2025	485,000	440,605
5.200%, 11/02/2040	250,000	229,250
6.500%, 07/15/2018	70,000	75,838
Teck Resources, Ltd.
4.500%, 01/15/2021	70,000	35,700
6.250%, 07/15/2041	270,000	118,800
The Dow Chemical Company
4.375%, 11/15/2042	590,000	514,031
9.400%, 05/15/2039	130,000	186,812
Vale Overseas, Ltd.
6.875%, 11/10/2039	350,000	243,219
		5,113,777
Telecommunication services - 1.2%
America Movil SAB de CV
3.125%, 07/16/2022	500,000	491,284
5.000%, 03/30/2020	61,000	66,199
AT&T, Inc.
3.000%, 02/15/2022	500,000	490,409
4.300%, 12/15/2042	20,000	17,088
4.750%, 05/15/2046	900,000	823,882
5.350%, 09/01/2040	400,000	395,076
British Telecommunications PLC
9.625%, 12/15/2030	190,000	277,530
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	146,000	202,542
Telefonica Emisiones SAU
7.045%, 06/20/2036	230,000	276,462
Telefonica Europe BV
8.250%, 09/15/2030	350,000	458,063
Verizon Communications, Inc.
2.625%, 02/21/2020	880,000	883,230
4.272%, 01/15/2036	458,000	413,394
4.522%, 09/15/2048	260,000	232,494
4.600%, 04/01/2021	650,000	698,749
Vodafone Group PLC
4.375%, 03/16/2021	110,000	116,428
5.450%, 06/10/2019	320,000	350,788
		6,193,618
Utilities - 1.8%
Berkshire Hathaway Energy Company
4.500%, 02/01/2045	500,000	480,381
CenterPoint Energy Resources Corp.
4.500%, 01/15/2021	246,000	258,309
Consolidated Edison Company of New
York, Inc.
7.125%, 12/01/2018	295,000	336,796
Constellation Energy Group, Inc.
5.150%, 12/01/2020	310,000	336,721
Dominion Resources, Inc.
5.200%, 08/15/2019	110,000	119,750
DTE Energy Company
6.350%, 06/01/2016	230,000	234,897
Duke Energy Carolinas LLC
6.000%, 01/15/2038	200,000	246,765
7.000%, 11/15/2018	290,000	330,690
93

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Duke Energy Corp.
3.750%, 04/15/2024	$500,000	$506,968
4.800%, 12/15/2045	500,000	505,196
Entergy Corp.
5.125%, 09/15/2020	310,000	333,246
Entergy Texas, Inc.
7.125%, 02/01/2019	50,000	56,628
Exelon Generation Company LLC
6.250%, 10/01/2039	160,000	161,851
Florida Power & Light Company
5.650%, 02/01/2037	290,000	348,037
Georgia Power Company
5.950%, 02/01/2039	335,000	380,437
Hydro-Quebec
8.400%, 01/15/2022	250,000	323,095
Indiana Michigan Power Company
6.050%, 03/15/2037	187,000	212,557
NiSource Finance Corp.
6.800%, 01/15/2019	380,000	426,388
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	188,000	248,589
Pacific Gas & Electric Company
3.500%, 10/01/2020	60,000	62,396
6.050%, 03/01/2034	260,000	310,170
PacifiCorp
6.000%, 01/15/2039	335,000	406,463
Pennsylvania Electric Company
5.200%, 04/01/2020	300,000	319,867
PPL Capital Funding, Inc.
3.400%, 06/01/2023	250,000	249,204
PPL WEM Holdings, Ltd.
5.375%, 05/01/2021 (S)	60,000	65,469
Progress Energy, Inc.
4.400%, 01/15/2021	305,000	322,743
7.050%, 03/15/2019	50,000	56,732
Public Service Electric & Gas Company
3.000%, 05/15/2025	250,000	246,869
San Diego Gas & Electric Company
6.125%, 09/15/2037	202,000	255,891
Southern California Edison Company
5.350%, 07/15/2035	130,000	146,413
Southwestern Public Service Company
8.750%, 12/01/2018	255,000	300,323
Virginia Electric & Power Company
3.450%, 09/01/2022	50,000	51,397
8.875%, 11/15/2038	190,000	298,393
		8,939,631
TOTAL CORPORATE BONDS (Cost $133,807,540)		$135,641,995

MUNICIPAL BONDS - 0.9%
Bay Area Toll Authority (California)
6.907%, 10/01/2050	50,000	68,260
Illinois State Toll Highway Authority
6.184%, 01/01/2034	150,000	186,605
Maryland State Transportation Authority
5.888%, 07/01/2043	60,000	72,644
Metropolitan Washington Airports Authority
Dulles Toll Road (District of Columbia)
7.462%, 10/01/2046	40,000	53,789
New Jersey Turnpike Authority
7.102%, 01/01/2041	90,000	123,960
New York State Dormitory Authority
5.628%, 03/15/2039	340,000	408,000

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value
MUNICIPAL BONDS (continued)
New York State Urban Development Corp.
5.770%, 03/15/2039	$300,000	$363,762
North Carolina Turnpike Authority
6.700%, 01/01/2039	60,000	66,451
State of California
7.300%, 10/01/2039	400,000	558,904
7.500%, 04/01/2034	80,000	112,012
State of Illinois, GO
5.100%, 06/01/2033	115,000	108,796
7.350%, 07/01/2035	280,000	303,755
State of Texas
5.517%, 04/01/2039	260,000	324,815
State of Utah
3.539%, 07/01/2025	390,000	411,419
4.554%, 07/01/2024	260,000	291,613
State of Washington
5.481%, 08/01/2039	260,000	314,330
Texas Transportation Commission State
Highway Fund
5.178%, 04/01/2030	310,000	364,467
University of California
5.770%, 05/15/2043	320,000	390,349
TOTAL MUNICIPAL BONDS (Cost $3,854,375)		$4,523,931

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.5%
Commercial and residential - 1.1%
Banc of America Commercial Mortgage Trust
Series 2006-4, Class A4,
5.634%, 07/10/2046	633,484	638,620
Series 2006-1, Class AM,
5.421%, 09/10/2045 (P)	66,342	66,275
Bear Stearns Commercial
Mortgage Securities Trust
Series 2006-PW11, Class AM,
5.510%, 03/11/2039 (P)	200,000	199,909
Series 2006-PW12, Class A4,
5.713%, 09/11/2038 (P)	544,684	548,199
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2006-CD2,
Class AM 5.415%, 01/15/2046 (P)	198,692	198,434
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class A3,
2.822%, 10/15/2045	500,000	494,364
Series 2012-CR5, Class A4,
2.771%, 12/10/2045	179,000	176,437
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP8,
Class AM 5.440%, 05/15/2045	485,000	493,445
LB Commercial Mortgage Trust,
Series 2007-C3, Class A4
5.898%, 07/15/2044 (P)	175,773	182,293
Merrill Lynch Mortgage Trust
Series 2008-C1, Class A4,
5.690%, 02/12/2051	639,035	671,777
Series 2006-C1, Class AM,
5.666%, 05/12/2039 (P)	800,000	803,083
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2013-C7, Class A4
2.918%, 02/15/2046	240,000	237,380
Morgan Stanley Capital I Trust
Series 2007-T27, Class A4,
5.645%, 06/11/2042 (P)	619,694	647,418
94

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

Commercial and residential (continued)
Morgan Stanley Capital I Trust (continued)
Series 2011, Class C10,
5.033%, 09/15/2047 (P)(S)	$190,000	$208,699
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C11, Class A5
5.169%, 01/15/2041 (P)	56,345	56,322
U.S. Government Agency - 0.4%
Federal Home Loan Mortgage Corp.
Series K005, Class A2, 4.317%, 11/25/2019	700,000	758,405
Series K013, Class A2, 3.974%, 01/25/2021	700,000	754,501
Series K712, Class A2, 1.869%, 11/25/2019	700,000	696,262
		2,209,168
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $7,552,510)		$7,831,823

ASSET BACKED SECURITIES - 0.5%
Ally Auto Receivables Trust, Series 2015-1,
Class A3 1.390%, 09/16/2019	394,000	392,371
BA Credit Card Trust, Series 2007-A1,
Class A1 5.170%, 06/15/2019	500,000	519,915
BMW Vehicle Lease Trust, Series 2014-1,
Class A3 0.730%, 02/21/2017	373,952	373,579
Capital Auto Receivables Asset Trust,
Series 2014-2, Class C 2.410%, 05/20/2019	140,000	140,556
Citibank Credit Card Issuance Trust,
Series 2008-A1, Class A1
5.350%, 02/07/2020	500,000	537,800
Honda Auto Receivables Owner Trust,
Series 2014-3, Class A3
0.880%, 06/15/2018	500,000	498,743
TOTAL ASSET BACKED SECURITIES (Cost $2,520,578)		$2,462,964

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock
Collateral Trust, 0.3070% (W)(Y)	37,108	371,257
TOTAL SECURITIES LENDING
COLLATERAL (Cost $371,250)		$371,257

SHORT-TERM INVESTMENTS - 5.1%
Money market funds - 5.1%
State Street Institutional U.S. Government
Money Market Fund, 0.0891% (Y)	25,674,528	$25,674,528
TOTAL SHORT-TERM INVESTMENTS (Cost $25,674,528)		$25,674,528
Total Investments (Total Bond Market Trust B)
(Cost $522,684,515) - 105.9%		$536,238,208
Other assets and liabilities, net - (5.9%)		(29,928,383)
TOTAL NET ASSETS - 100.0%		$506,309,825

Ultra Short Term Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 18.8%

U.S. Government - 13.6%
U.S. Treasury Notes
2.000%, 01/31/2016	$11,000,000	$11,015,411
2.375%, 03/31/2016	12,000,000	12,059,820
4.500%, 02/15/2016	12,000,000	12,056,400
		35,131,631

U.S. Government Agency - 5.2%
Federal Home Loan Mortgage Corp.
1.940%, 12/01/2036 (P)	141,521	147,267
2.015%, 12/01/2035 (P)	199,032	206,344
2.197%, 06/01/2036 (P)	239,959	250,568
2.273%, 05/01/2037 (P)	399,545	419,853
2.347%, 02/01/2036 (P)	365,562	384,968
2.359%, 12/01/2035 (P)	437,348	461,587
2.423%, 11/01/2036 (P)	386,713	408,757
2.481%, 05/01/2034 (P)	468,477	496,449
2.537%, 08/01/2035 (P)	466,900	495,499
2.717%, 06/01/2035 (P)	481,101	510,571
Federal National Mortgage Association
1.955%, 02/01/2035 (P)	501,330	520,739
1.971%, 10/01/2035 (P)	753,757	781,498
2.016%, 10/01/2038 (P)	390,221	404,754
2.198%, 04/01/2035 (P)	1,938,929	2,022,303
2.307%, 07/01/2035 (P)	836,237	877,476
2.388%, 02/01/2035 (P)	966,081	1,023,760
2.410%, 05/01/2036 (P)	1,201,695	1,272,583
2.437%, 01/01/2036 (P)	539,378	570,658
2.491%, 01/01/2036 (P)	345,352	365,826
2.505%, 07/01/2035 (P)	431,342	457,518
2.580%, 05/01/2034 (P)	310,218	329,220
Government National Mortgage Association
1.875%, 08/20/2032 to 08/20/2035 (P)	1,073,606	1,109,132
		13,517,330
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $48,969,932)		$48,648,961

CORPORATE BONDS - 59.8%

Consumer discretionary - 7.5%
American Honda Finance Corp.
0.782%, 05/26/2016 (P)(S)	2,000,000	2,001,856
1.125%, 10/07/2016	1,000,000	1,000,779
Comcast Corp.
4.950%, 06/15/2016	1,500,000	1,527,069
Cox Communications, Inc.
5.875%, 12/01/2016 (S)	1,200,000	1,240,651
Daimler Finance North America LLC
1.044%, 08/03/2017 (P)(S)	2,000,000	1,997,664
1.250%, 01/11/2016 (S)	500,000	500,022
2.950%, 01/11/2017 (S)	1,000,000	1,011,981
Ford Motor Credit Company LLC
0.982%, 09/08/2017 (P)	1,500,000	1,479,090
1.233%, 03/27/2017 (P)	2,030,000	2,003,023
General Motors Financial Company, Inc.
2.625%, 07/10/2017	2,000,000	2,006,060
Scripps Networks Interactive, Inc.
2.700%, 12/15/2016	1,000,000	1,007,130
The Home Depot, Inc.
0.882%, 09/15/2017 (P)	1,300,000	1,301,915
Viacom, Inc.
3.500%, 04/01/2017	1,448,000	1,473,758
6.250%, 04/30/2016	801,000	813,347
		19,364,345
95

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)

Consumer staples - 4.6%
Bunge, Ltd. Finance Corp.
4.100%, 03/15/2016	$2,000,000	$2,010,278
ConAgra Foods, Inc. 5.819%, 06/15/2017	1,500,000	1,582,358
PepsiCo, Inc. 1.125%, 07/17/2017	1,000,000	999,907
Philip Morris International, Inc.
1.250%, 08/11/2017	1,500,000	1,502,316
1.625%, 03/20/2017	1,400,000	1,408,329
Reynolds American, Inc. 2.300%, 08/21/2017	2,500,000	2,519,655
Tyson Foods, Inc. 6.600%, 04/01/2016	2,000,000	2,026,476
		12,049,319

Energy - 1.6%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	2,000,000	2,055,154
Kinder Morgan Energy Partners LP
5.950%, 02/15/2018	2,000,000	2,050,782
		4,105,936
Financials - 21.3%
Abbey National Treasury Services PLC
1.012%, 03/13/2017 (P)	2,000,000	1,995,290
4.000%, 04/27/2016	1,256,000	1,267,565
American Express Company
6.150%, 08/28/2017	1,000,000	1,070,598
American Express Credit Corp.
2.375%, 03/24/2017	2,000,000	2,021,840
AvalonBay Communities, Inc.
5.700%, 03/15/2017	1,780,000	1,861,134
Bank of America Corp.
1.250%, 01/11/2016	2,253,000	2,253,171
Bank of America NA
5.300%, 03/15/2017	1,775,000	1,846,462
BB&T Corp.
1.600%, 08/15/2017	1,000,000	1,001,197
3.200%, 03/15/2016	1,500,000	1,504,100
Capital One Financial Corp.
3.150%, 07/15/2016	2,000,000	2,018,516
6.150%, 09/01/2016	1,000,000	1,030,404
Citigroup, Inc.
0.852%, 08/14/2017 (P)	1,951,000	1,941,266
HCP, Inc.
3.750%, 02/01/2016	1,839,000	1,841,587
6.000%, 01/30/2017	1,344,000	1,400,085
ING Bank NV
3.750%, 03/07/2017 (S)	1,000,000	1,024,528
JPMorgan Chase & Co.
1.125%, 02/26/2016	1,150,000	1,150,521
3.150%, 07/05/2016	750,000	757,738
Macquarie Bank, Ltd.
1.384%, 03/24/2017 (P)(S)	2,000,000	1,999,312
5.000%, 02/22/2017 (S)	1,320,000	1,365,197
MetLife, Inc.
6.750%, 06/01/2016	2,000,000	2,045,786
Morgan Stanley
3.800%, 04/29/2016	2,000,000	2,016,912
National City Bank
0.822%, 06/07/2017 (P)	2,500,000	2,484,303
National Rural Utilities
Cooperative Finance Corp.
0.662%, 05/27/2016 (P)	1,050,000	1,049,944
0.678%, 11/23/2016 (P)	2,000,000	2,001,922
1.100%, 01/27/2017	645,000	644,948
PNC Funding Corp.
5.625%, 02/01/2017	2,500,000	2,599,198

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)

Financials (continued)
Rabobank Nederland NV
1.013%, 03/18/2016 (P)	$1,000,000	$999,860
Societe Generale SA
3.500%, 01/15/2016 (S)	2,000,000	2,001,268
The Goldman Sachs Group, Inc.
5.350%, 01/15/2016	2,000,000	2,002,090
The Royal Bank of Scotland PLC
4.375%, 03/16/2016	1,750,000	1,761,417
Ventas Realty LP
1.550%, 09/26/2016	2,600,000	2,601,846
Wells Fargo & Company
0.722%, 09/08/2017 (P)	2,000,000	1,989,074
Wells Fargo Bank NA
5.750%, 05/16/2016	1,500,000	1,525,184
		55,074,263

Health care - 9.6%
Actavis Funding SCS
1.289%, 09/01/2016 (P)	1,000,000	1,000,612
1.850%, 03/01/2017	3,000,000	3,005,475
Amgen, Inc.
2.125%, 05/15/2017	2,000,000	2,012,170
2.500%, 11/15/2016	2,000,000	2,020,680
Baxter International, Inc. 1.850%, 01/15/2017	2,000,000	2,008,144
Express Scripts Holding Company
2.650%, 02/15/2017	2,500,000	2,524,690
3.125%, 05/15/2016	1,500,000	1,510,026
GlaxoSmithKline Capital PLC
1.500%, 05/08/2017	1,500,000	1,506,378
Merck & Company, Inc.
0.466%, 02/10/2017 (P)	1,665,000	1,663,790
Mylan, Inc.
1.350%, 11/29/2016	2,000,000	1,983,280
1.800%, 06/24/2016	1,200,000	1,199,212
Pfizer, Inc. 0.512%, 05/15/2017 (P)	2,300,000	2,294,993
UnitedHealth Group, Inc. 1.875%, 11/15/2016	2,000,000	2,016,034
		24,745,484

Industrials - 4.0%
Air Lease Corp.
4.500%, 01/15/2016	2,555,000	2,555,064
John Deere Capital Corp.
0.732%, 12/15/2017 (P)	1,200,000	1,194,515
PACCAR Financial Corp.
0.614%, 02/08/2016 (P)	1,500,000	1,499,730
Penske Truck Leasing Company LP
2.500%, 03/15/2016 (S)	1,500,000	1,502,603
Ryder System, Inc.
3.600%, 03/01/2016	1,500,000	1,505,871
Union Pacific Corp.
5.650%, 05/01/2017	1,000,000	1,052,370
Waste Management, Inc.
2.600%, 09/01/2016	1,000,000	1,006,893
		10,317,046

Information technology - 2.7%
Cisco Systems, Inc. 0.702%, 03/03/2017 (P)	2,000,000	2,000,174
Visa, Inc. 1.200%, 12/14/2017	1,495,000	1,493,465
Xerox Corp.
2.950%, 03/15/2017	2,000,000	2,014,928
6.750%, 02/01/2017	1,500,000	1,571,864
		7,080,431
96

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Materials - 0.4%
Glencore Finance Canada, Ltd.
3.600%, 01/15/2017 (S)	$1,000,000	$966,000

Telecommunication services - 2.8%
AT&T, Inc.
1.023%, 03/30/2017 (P)	1,500,000	1,496,150
2.400%, 08/15/2016	3,000,000	3,019,878
Telefonica Emisiones SAU
6.421%, 06/20/2016	2,745,000	2,808,119
		7,324,147

Utilities - 5.3%
CenterPoint Energy Resources Corp.
6.150%, 05/01/2016	2,500,000	2,537,313
Dominion Resources, Inc. 1.950%, 08/15/2016	2,000,000	2,005,024
Duke Energy Corp. 0.704%, 04/03/2017 (P)	2,500,000	2,491,698
Electricite de France SA
0.777%, 01/20/2017 (P)(S)	2,822,000	2,817,553
1.150%, 01/20/2017 (S)	2,000,000	1,994,934
Georgia Power Company
0.832%, 03/15/2016 (P)	2,000,000	1,998,270
		13,844,792
TOTAL CORPORATE BONDS (Cost $154,904,195)		$154,871,763

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.7%

U.S. Government Agency - 0.7%
Federal National Mortgage Association,
Series 2013-10, Class FT
0.772%, 04/25/2042 (P)	1,726,530	1,725,732
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,730,307)		$1,725,732

ASSET BACKED SECURITIES - 17.2%
Ally Auto Receivables Trust
Series 2012-4, Class A4,
0.800%, 10/16/2017	1,633,147	1,631,487
Series 2012-5, Class A4,
0.850%, 01/16/2018	1,344,124	1,342,459
AmeriCredit Automobile Receivables Trust
Series 2014-2, Class A2A,
0.540%, 10/10/2017	148,480	148,390
Series 2013-2, Class A3,
0.650%, 12/08/2017	225,547	225,532
BA Credit Card Trust, Series 2014-A2,
Class A 0.601%, 09/16/2019 (P)	3,075,000	3,071,520
Cabela’s Credit Card Master Note Trust
Series 2012-2A, Class A2,
0.811%, 06/15/2020 (P)(S)	1,000,000	997,857
Series 2011-2A, Class A1,
2.390%, 06/17/2019 (S)	2,000,000	2,010,746
Capital One Multi-Asset Execution Trust,
Series 2007-A1, Class A1
0.381%, 11/15/2019 (P)	3,000,000	2,991,346
CarMax Auto Owner Trust
Series 2014-1, Class A3,
0.790%, 10/15/2018	1,781,629	1,774,330
Series 2013-3, Class A3,
0.970%, 04/16/2018	1,352,146	1,349,779
Chase Issuance Trust
Series 2012-A2, Class A2,
0.601%, 05/15/2019 (P)	1,000,000	999,027

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continued)

Chase Issuance Trust (continued)
Series 2006-A2, Class A2,
5.160%, 04/16/2018	$2,000,000	$2,009,892
Citibank Credit Card Issuance Trust,
Series 2013-A10, Class A10
0.730%, 02/07/2018	3,145,000	3,144,526
Discover Card Execution Note Trust,
Series 2014-A2, Class A2
0.562%, 08/15/2019 (P)	2,910,000	2,906,961
Ford Credit Auto Owner Trust
Series 2014-B, Class A2,
0.470%, 03/15/2017	75,061	75,047
Series 2012-D, Class A3,
0.510%, 04/15/2017	9,374	9,372
Series 2013-D, Class A3,
0.670%, 04/15/2018	1,576,487	1,573,464
Honda Auto Receivables Owner Trust
Series 2014-2, Class A3,
0.770%, 03/19/2018	1,835,085	1,829,924
Series 2014-3, Class A3,
0.880%, 06/15/2018	665,000	663,328
Huntington Auto Trust, Series 2012-2,
Class A3 0.510%, 04/17/2017	1,135	1,135
Hyundai Auto Lease Securitization Trust,
Series 2014-B, Class A2
0.610%, 02/15/2017 (S)	862,324	861,755
Hyundai Auto Receivables Trust,
Series 2014-A, Class A3
0.790%, 07/16/2018	2,470,962	2,465,308
Mercedes Benz Auto Lease Trust,
Series 2014-A, Class A4
0.900%, 12/16/2019	2,500,000	2,497,804
Nissan Auto Lease Trust, Series 2014-A,
Class A3 0.800%, 02/15/2017	1,905,000	1,903,270
Nissan Auto Receivables Owner Trust,
Series 2014-A, Class A3
0.720%, 08/15/2018	1,754,424	1,749,473
Porsche Financial Auto, Series 2014-1,
Class A3 0.670%, 01/23/2018 (S)	620,732	619,563
Toyota Auto Receivables Owner Trust,
Series 2013-A, Class A4
0.690%, 11/15/2018	2,655,000	2,646,837
Volkswagen Auto Lease Trust, Series 2015-A,
Class A2A 0.870%, 06/20/2017	1,034,586	1,032,580
Volkswagen Auto Loan Enhanced Trust,
Series 2013-2, Class A3
0.700%, 04/20/2018	1,357,010	1,350,504
Westlake Automobile Receivables Trust,
Series 2014-1A, Class A2
0.700%, 05/15/2017 (S)	15,131	15,127
Wheels SPV LLC, Series 2014-1A, Class A2
0.840%, 03/20/2023 (S)	705,654	702,398
TOTAL ASSET BACKED SECURITIES (Cost $44,709,513)		$44,600,741

SHORT-TERM INVESTMENTS - 2.9%

U.S. Government - 2.7%
U.S. Treasury Bill 0.181%, 01/14/2016 *	7,000,000	6,999,783
97

John Hancock Variable Insurance Trust

PORTFOLIO OF INVESTMENTS — December 31, 2015 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS (continued)

Repurchase agreement - 0.2%
Barclays Tri-Party Repurchase Agreement
dated 12/31/2015 at 0.320% to be
repurchased at $610,022 on 01/04/2016,
collateralized by $627,300 U.S. Treasury
Notes, 1.375% due 02/29/2020 (valued at
$622,299, including interest)	$610,000	$610,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,609,542)		$7,609,783
Total Investments (Ultra Short Term Bond Trust)
(Cost $257,923,489) - 99.4%		$257,456,980
Other assets and liabilities, net - 0.6%		1,523,188
TOTAL NET ASSETS - 100.0%		$258,980,168

Percentages are based upon net assets.

Footnotes

Key to Currency Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
CRC	Costa Rican Colon
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Key to Security Abbreviations and Legend

ADR	American Depositary Receipts
CMT	Constant Maturity Treasury
GO	General Obligation
IO	Interest-Only Security (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
PO	Principal-Only Security (Principal Tranche of Stripped Security). Rate shown is the annualized yield at the end of the period.
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
TBD	To Be Determined
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(H)	Non-income producing — Issuer and/or security is in default.
(I)	Non-income producing security.
(L)	A portion of the security is on loan as of December 31, 2015.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2015.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
98

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the portfolio of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of each of the portfolios (as listed in the table of contents on page 2) which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolios of investments (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agents, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations, of changes in net assets, and of cash flows of Real Return Bond Trust and the financial highlights (included in Item 1 of this Form N-CSR) and the portfolio of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of each of the portfolios (as listed in the table of contents on page 2) which are part of John Hancock Variable Insurance Trust (the “Trust”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets, the results of the cash flows of Real Return Bond Trust and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolios of investments (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agents, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2016

(b)	Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES. Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS. See attached “John Hancock Funds — Nominating and Governance Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a)	EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b)	CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940 (A)

(c)(1) SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS IS ATTACHED. SEE ATTACHED “JOHN HANCOCK FUNDS – GOVERNANCE COMMITTEE CHARTER”.

(c)(2) CONTACT PERSON AT THE REGISTRANT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK VARIABLE INSURANCE TRUST

/s/ Andrew Arnott
Andrew Arnott President Date: February 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott President Date: February 18, 2016

/s/ Charles A. Rizzo
Charles A. Rizzo Chief Financial Officer Date: February 18, 2016